UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08894

JNL Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Andrew Tedeschi

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2023 – December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

JACKSON®

Annual Report

DECEMBER 31, 2023

JNL Series Trust

Issued by Jackson National Life Insurance Company
One Corporate Way, Lansing, MI 48951

Not FDIC/NCUA insured • May lose value • Not bank/CU guaranteed
Not a deposit • Not insured by any federal agency

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IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Dear Client:

If you are a current member of a household with multiple variable products, and have not instructed Jackson otherwise, you currently receive only one copy of the following general documents: Prospectus, Annual and Semi-Annual Report, and other documents as permitted under applicable federal laws relating to Jackson’s variable products and their underlying investment options.

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Jackson® is the marketing name for Jackson National Life Insurance Company® (Home Office: Lansing, Michigan)

and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

CMC22048 05/21

JNL Series Trust

December 31, 2023

JNL/American Funds Balanced Fund, JNL/American Funds Bond Fund of America Fund, JNL/American Funds Capital Income Builder Fund, JNL/American Funds Capital World Bond Fund, JNL/American Funds Global Growth Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/American Funds Washington Mutual Investors Fund, JNL/Mellon Bond Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon International Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Small Cap Index Fund, JNL Aggressive Growth Allocation Fund, JNL Conservative Allocation Fund, JNL Growth Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/Goldman Sachs Managed Aggressive Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Bond Index Fund, JNL Emerging Markets Index Fund, JNL International Index Fund, JNL Mid Cap Index Fund, JNL Small Cap Index Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL Multi-Manager U.S. Select Equity Fund, JNL S&P 500 Index Fund, JNL/AB Sustainable Global Thematic Fund, JNL/AQR Large Cap Defensive Style Fund, JNL/Baillie Gifford International Growth Fund, JNL/Baillie Gifford U.S. Equity Growth Fund, JNL/BlackRock Global Allocation Fund, JNL/BlackRock Global Natural Resources Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/Causeway International Value Select Fund, JNL/ClearBridge Large Cap Growth Fund, JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund, JNL/DFA U.S. Small Cap Fund, JNL/DoubleLine Core Fixed Income Fund, JNL/DoubleLine Emerging Markets Fixed Income Fund, JNL/DoubleLine Shiller Enhanced CAPE Fund, JNL/DoubleLine® Total Return Fund, JNL/Fidelity Institutional Asset Management ® Total Bond Fund, JNL/First Sentier Global Infrastructure Fund, JNL/Franklin Templeton Income Fund, JNL/Goldman Sachs 4 Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Harris Oakmark Global Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Growth Fund, JNL/Invesco Small Cap Growth Fund, JNL/JPMorgan Global Allocation Fund, JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/JPMorgan U.S. Value Fund, JNL/Lazard International Strategic Equity Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Lord Abbett Short Duration Income Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Dow Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon U.S. Stock Market Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon World Index Fund, JNL/MFS Mid Cap Value Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/Neuberger Berman Gold Plus Strategy Fund, JNL/Neuberger Berman Strategic Income Fund, JNL/Newton Equity Income Fund, JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Total Return Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, JNL/T. Rowe Price Value Fund, JNL/WCM China Quality Growth Fund, JNL/WCM Focused International Equity Fund, JNL/Westchester Capital Event Driven Fund, JNL/Western Asset Global Multi-Sector Bond Fund, JNL/William Blair International Leaders Fund, JNL/WMC Balanced Fund, JNL/WMC Equity Income Fund, JNL/WMC Global Real Estate Fund, JNL/WMC Government Money Market Fund, JNL/WMC Value Fund

JNL Series Trust Supplements to Prospectus

JNL Series Trust

December 31, 2023

President’s Letter

Dear Investor,

Enclosed is the annual report for the JNL Series Trust for the year ended December 31, 2023, together with Management’s Discussion of Fund Performance for each of the Funds.

Stocks and bonds rallied strongly in the last two months of 2023 to turn what promised to be a dour year into something of a rousing success. It didn’t look that way at the start of the year, though, as the U.S. Federal Reserve was rapidly raising short-term interest rates to combat high consumer inflation when soaring longer-term bond yields triggered a “mini”-financial crisis in regional banks with the collapse of Silicon Valley Bank in March. Stocks cratered as investors fled to the safety of short-term government bonds. But by April stocks were off to the races again, especially mega-cap tech stocks fueled by the craze for all things tied to artificial intelligence (AI). Dubbed the “Magnificent Seven”, these stocks seemed to will the major stock indices higher through the summer even as other areas stumbled. Meanwhile, bonds again fell out of favor in the face of persistent inflation driven by higher food and energy prices, a downgrade to the U.S. government’s credit rating, and political gridlock over the federal budget.

What turned an average but volatile year into an outstanding one for stock investors was the resilience of the U.S. economy, aided by continued low unemployment and U.S. consumers that continued to spend two years after extended Covid lockdowns. As supply-chains became unstuck and inflation gradually eased, the Fed paused the hiking cycle in July, before making their last hike in September. By November, earlier worries about runaway inflation, a potential economic recession, and the possibility of the Fed breaking something with their rate hikes had faded, sparking a rally in both stocks and bonds into year-end. In December, that rally was further fueled by Fed projections of potential rate cuts in 2024.

Looking ahead to 2024, the outlook for the economy and markets is more sanguine. Yet, just as expectations for a recession and a tough year for investors didn’t pan out in 2023, one shouldn’t rely on forecasts and projections when planning for the long run needs of retirement. The unpredictability and uncertainty of markets and results are what many of Jackson’s products are designed to contend with. The JNL Funds platform offers a wide array of investment choices to aid shareholders in sticking to a long-term strategy for achieving their investment goals. The era of reflexively easy Fed monetary policy and ever-rising market returns appears less certain, while the balanced approach of diversification across asset classes and styles provides discipline amid potentially vastly different market environments.

Thank you for choosing Jackson and the JNL Funds for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

JNL Series Trust Market Summary

Major Indices Returns for the Year Ended December 31, 2023

Domestic Equity		Developed International Equity
S&P 500 Index	26.29%	Morningstar Developed Markets ex-US Index (Net)	17.25%
Morningstar US Market Index	26.44	MSCI EAFE Index (Net)	18.24
Morningstar US Large Cap Index	29.81
Morningstar US Mid Cap Index	16.24	Emerging Markets
Morningstar US Small Cap Index	20.59	Morningstar Emerging Markets Index (Net)	11.51%

Fixed Income		Alternative Assets
Bloomberg U.S Aggregate Bond Index	5.53%	Bloomberg Commodity Index	-7.91%
Bloomberg U.S. Corporate High Yield Bond Index	13.44	Morningstar US Real Estate Index	11.76
Bloomberg Global Aggregate Bond Index	5.72
		Alternative Strategy
		Wilshire Liquid Alternative Index	6.19%

Domestic Equity: Stocks delivered a banner year despite fears of runaway consumer inflation and a potential recession throughout 2023. Those fears never materialized as unemployment and most economic metrics other than inflation proved resilient in the face of rising interest rates driven by the U.S. Federal Reserve raising its short-term federal funds rates to 5.50% after spending most of the last decade near zero. The S&P 500 Index weathered that rapid change, the Silicon Valley Bank collapse, a downgrade in the U.S. government credit rating, and political gridlock to finish the year up more than 26%.

From day one, gains were driven by large-growth stocks in general, and mega-cap tech stocks in particular. The Nasdaq Composite Index, a proxy for that area of the market, gained more than 43% in 2023. Amid good news and bad, the potential promise of artificial intelligence (AI) demand and productivity enhancements was the tide that mainly lifted large-cap oriented broad-based indices, including the S&P 500. Other areas of the market delivered double-digit gains, but not close to that of the Nasdaq, or even the S&P 500. Information Technology led all S&P 500 sectors with a 57.84% gain for the year, followed by returns from Communication Services (+55.80%), which contains Meta and Alphabet (Google), and Consumer Discretionary (+42.41%; Amazon.com). To get a picture of the dispersion of performance during the year, the Utilities and Energy sectors posted negative returns in 2023.

Fixed Income: Fixed income delivered solid total returns in the end, but only after tracing an extremely volatile path during 2023. The yield on the 10-year US Treasury began the year at 3.80%, dipped down to 3.40% in February before climbing above 4% to begin March. By April it was back down to 3.29% before starting a rocky climb to almost 5% in mid-October. The Bloomberg U.S. Aggregate Bond Index was down roughly 5% at that point (yields have an inverse relationship with bond prices—as prices decrease yields rise) before staging a monster rally—on milder inflation and the end of the Fed rate hiking cycle—that took the 10-year yield back down to below 4% by year end. The daily volatility in bond prices seen the last two years has been highly unusual historically, highlighting the conflicting economic signals that have arisen as a result of the Covid lockdowns and the end of the near-zero interest-rate policy by the Fed.

Developed International Equity: Foreign developed markets delivered solid double-digit gains in 2023, but lagged most broad-based U.S. indices. Many thought that foreign stocks would be able to build on its relative outperformance against the U.S. in 2022 on attractive valuations, less worrisome overall inflation data, and a milder rate-hiking cycle. Instead, lackluster productivity and recessions, or near recessions, in key markets such as Germany and the UK, led to relatively weaker returns. Economic weakness in global end markets, especially China, served as a headwind for manufacturing in developed Europe as well. The global dominance of U.S. technology firms and value-oriented, less tech focused composition of foreign developed markets also played a role in underperformance for the year.

Emerging Markets: Foreign emerging markets sharply lagged both the U.S. and developed international markets. Economic trends in China, which comprises roughly a quarter of the emerging markets equity index, seemed to get only weaker in 2023 after struggling in 2022. Potential de-globalization and signs of capital flight on perceived risks from internal government crackdowns and external geopolitical turmoil hasn’t helped. Other emerging countries suffered from declining commodity prices, especially after oil prices peaked early in the year. Despite annual predictions of its pending demise, the U.S. dollar didn’t finish far off from where it started after bouncing around for much of the year, thus failing to provide much of a tailwind to foreign returns. One of the few bright spots for emerging markets was India, which benefitted from investors frustrated with China, as its stock market soared more than 20%.

Alternatives: As represented by the Wilshire Liquid Alternative Index, alternative investment strategies lagged both stocks and bonds in 2023. The lack of meaningful trends other than the dominance of mega-cap tech stocks was a headwind for most hedge equity and long-short strategies. It was an off year for merger and acquisition activity, though merger arbitrage strategies would have had difficulty keeping up with the stock gains of 2023 in any year. Negative returns from commodities not only hurt alternative assets but also put a crimp in many Global Macro strategies. All told, it was difficult for a basket of diverse strategies to keep pace when performance is mostly concentrated in just a small sliver of the equity market.

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Balanced Fund

Composition as of December 31, 2023:
Global Balanced	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Balanced Fund underperformed its primary benchmark by posting a return of 13.85% for Class A shares compared to 26.29% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 17.67% for the 60% S&P 500 Index, 40% Bloomberg U.S. Aggregate Index.

The Fund seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Asset Allocation FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Bond Fund of America Fund

Composition as of December 31, 2023:
Domestic Fixed Income	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Bond Fund of America Fund underperformed its primary benchmark by posting a return of 4.65% for Class A shares compared to 5.53% for the Bloomberg U.S. Aggregate Index.

The Fund (“Fund” or “Feeder Fund”) seeks to provide as high a level of current income as is consistent with the preservation of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - The Bond Fund of America® (“Master Fund”).The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Capital Income Builder Fund

Composition as of December 31, 2023:
Global Balanced	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Capital Income Builder Fund underperformed its primary benchmark by posting a return of 8.55% for Class A shares compared to 22.13% for the Morningstar Global Target Market Exposure Index (Net). The Fund underperformed its blended benchmark return of 17.01% for the 70% Morningstar Global Target Market Exposure Index (Net), 30% Bloomberg U.S. Aggregate Index.

The Fund seeks both to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years by investing through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Capital Income Builder FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Capital World Bond Fund

Composition as of December 31, 2023:
Global Fixed Income	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Capital World Bond Fund outperformed its primary benchmark by posting a return of 5.82% for Class A shares compared to 5.71% for the Bloomberg Global Aggregate Index (Unhedged).

The Fund seeks, over the long-term, a high level of total return consistent with prudent investment management through exclusive investment in the Class 1 shares of the American Funds Insurance Series® - Capital World Bond FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Growth Fund

Composition as of December 31, 2023:
Global Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Global Growth Fund matched its primary benchmark by posting a return of 22.13% for Class A shares compared to 22.13% for the Morningstar Global Target Market Exposure Index (Net).

The Fund seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Growth FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Small Capitalization Fund

Composition as of December 31, 2023:
Global Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Global Small Capitalization Fund underperformed its primary benchmark by posting a return of 15.77% for Class A shares compared to 16.76% for the Morningstar Global Small Cap Target Market Exposure Index (Net).

The Fund seeks growth of capital over time through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Global Small Capitalization FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth Fund

Composition as of December 31, 2023:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Growth Fund outperformed its primary benchmark by posting a return of 38.03% for Class A shares compared to 26.29% for the S&P 500 Index.

The Fund seeks growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® - Growth FundSM (the “Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth-Income Fund

Composition as of December 31, 2023:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Growth-Income Fund underperformed its primary benchmark by

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

posting a return of 25.67% for Class A shares compared to 26.29% for the S&P 500 Index.

The Fund seeks long-term growth of capital and income through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – Growth Income FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds International Fund

Composition as of December 31, 2023:
International Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds International Fund underperformed its primary benchmark by posting a return of 15.33% for Class A shares compared to 15.64% for the Morningstar Global ex-US Target Market Exposure Index (Net).

The Fund seeks long-term growth of capital through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – International FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds New World Fund

Composition as of December 31, 2023:
Emerging Markets Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds New World Fund underperformed its primary benchmark by posting a return of 15.46% for Class A shares compared to 22.13% for the Morningstar Global Target Market Exposure Index (Net).

The Fund seeks long-term capital appreciation through exclusive investment in the Class 1 shares of the American Funds Insurance Series® – New World FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Washington Mutual Investors Fund

Composition as of December 31, 2023:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Washington Mutual Investors Fund underperformed its primary benchmark by posting a return of 16.88% for Class A shares compared to 26.29% for the S&P 500 Index.

The Fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing through exclusive investment in the shares of the American Funds Insurance Series® - Washington Mutual Investors FundSM (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Balanced Fund

††60% S&P 500 Index, 40% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I
1 Year	13.85%	1 Year	14.18%
5 Year	8.80	5 Year	9.12
10 Year	5.88	10 Year	6.17

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Bond Fund of America Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	4.65%	1 Year	4.85%
Since Inception	-2.98	Since Inception	-2.71
‡Inception date April 26, 2021
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Capital Income Builder Fund

††70% Morningstar Global Target Market Exposure Index (Net), 30% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	8.55%	1 Year	8.91%
5 Year	7.02	5 Year	7.34
Since Inception	5.30	Since Inception	5.64
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Capital World Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	5.82%	1 Year	6.10%
5 Year	-0.64	5 Year	-0.34
10 Year	0.07	10 Year	0.32

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Global Growth Fund

Average Annual Total Returns
Class A		Class I†
1 Year	22.13%	1 Year	22.49%
5 Year	13.28	5 Year	13.62
10 Year	9.26	10 Year	N/A
Since Inception	N/A	Since Inception	9.90
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Global Small Capitalization Fund

Average Annual Total Returns
Class A		Class I
1 Year	15.77%	1 Year	16.09%
5 Year	7.95	5 Year	8.27
10 Year	5.45	10 Year	5.74

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Growth Fund

Average Annual Total Returns
Class A		Class I†
1 Year	38.03%	1 Year	38.46%
5 Year	18.29	5 Year	18.65
10 Year	13.94	10 Year	N/A
Since Inception	N/A	Since Inception	15.80
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Growth-Income Fund

Average Annual Total Returns
Class A		Class I
1 Year	25.67%	1 Year	26.03%
5 Year	12.93	5 Year	13.27
10 Year	10.48	10 Year	10.77

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds International Fund

Average Annual Total Returns
Class A		Class I
1 Year	15.33%	1 Year	15.77%
5 Year	4.44	5 Year	4.76
10 Year	3.01	10 Year	3.29

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds New World Fund

Average Annual Total Returns
Class A		Class I
1 Year	15.46%	1 Year	15.80%
5 Year	8.18	5 Year	8.49
10 Year	4.26	10 Year	4.54

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Washington Mutual Investors Fund

Average Annual Total Returns
Class A		Class I
1 Year	16.88%	1 Year	17.25%
5 Year	12.20	5 Year	12.54
10 Year	9.52	10 Year	9.82

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Feeder Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Bond Index Fund

Composition as of December 31, 2023:
Domestic Fixed Income	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Bond Index Fund underperformed its primary benchmark by posting a return of 4.95% for Class A shares compared to 5.53% for the Bloomberg U.S. Aggregate Index.

The investment objective of the Fund is to track the performance of the Index to provide a moderate rate of income by investing in domestic fixed-income investments through exclusive investment in shares of the JNL Bond Index Fund (“Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The Schedules of Investments and Financial Statements for the Master Fund are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Mellon Emerging Markets Index Fund

Composition as of December 31, 2023:
Emerging Markets Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Emerging Markets Index Fund underperformed its primary benchmark by posting a return of 9.26% for Class A shares compared to 10.19% for the Morningstar Emerging Markets Target Market Exposure Index (Net).

The investment objective of the Fund is to track the performance of the Morningstar Emerging Markets Target Market Exposure Index (Net), which is a rules-based, float market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the emerging markets equity markets through exclusive investment in shares of the JNL Emerging Markets Index Fund. The performance of the Fund is directly related to the performance of the Master Fund. The Schedules of Investments and Financial Statements for the Master Fund are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Mellon International Index Fund

Composition as of December 31, 2023:
International Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon International Index Fund underperformed its primary benchmark by posting a return of 17.21% for Class A shares compared to 18.17% for the Morningstar Developed Markets ex-North America Target Market Exposure Index (Net).

The investment objective of the Fund is to track the performance of the Index to provide long-term capital growth by investing in international equity securities through exclusive investment in shares of the JNL International Index Fund. The performance of the Fund is directly related to the performance of the Master Fund. The Schedules of Investments and Financial Statements for the Master Fund are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Mellon S&P 400 MidCap Index Fund

Composition as of December 31, 2023:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon S&P 400 MidCap Index Fund underperformed its primary benchmark by posting a return of 15.81% for Class A shares compared to 16.44% for the S&P MidCap 400 Index.

The investment objective of the Fund is to track the performance of the Index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations through exclusive investment in shares of the JNL Mid Cap Index Fund. The performance of the Fund is directly related to the performance of the Master Fund. The Schedules of Investments and Financial Statements for the Master Fund are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Mellon Small Cap Index Fund

Composition as of December 31, 2023:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Small Cap Index Fund underperformed its primary benchmark by posting a return of 15.57% for Class A shares compared to 16.05% for the S&P SmallCap 600 Index.

The investment objective of the Fund is to track the performance of the Index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies through exclusive investment in shares of the JNL Small Cap Index Fund. The performance of the Fund is directly related to the performance of the Master Fund. The Schedules of Investments and Financial Statements for the Master Fund are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Mellon Feeder Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Bond Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	4.95%	1 Year	5.24%
5 Year	0.51	5 Year	0.83
10 Year	1.22	10 Year	1.50

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Emerging Markets Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	9.26%	1 Year	9.63%
5 Year	3.36	5 Year	3.72
10 Year	2.03	10 Year	2.31

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon International Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	17.21%	1 Year	17.57%
5 Year	7.72	5 Year	8.05
10 Year	3.87	10 Year	4.15

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Feeder Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon S&P 400 MidCap Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	15.81%	1 Year	16.12%
5 Year	12.02	5 Year	12.34
10 Year	8.70	10 Year	8.95

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Small Cap Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	15.57%	1 Year	15.92%
5 Year	10.48	5 Year	10.81
10 Year	7.83	10 Year	8.11

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its investment objective by investing in shares of a diversified group of affiliated Funds (“Underlying Funds”). The Schedule of Investments and Financial Statements for the Underlying Funds are available at jackson.com or on the SEC’s website at www.sec.gov.

Changes to the JNL Allocation Funds were made in February, July, November, and December. Overall asset class changes through the year reduced the Funds’ alternative weight while bringing fixed income and equity exposure more in line with the benchmark. The JNL Allocation Funds trimmed exposure to the JNL/Neuberger Commodity Strategy and JNL Multi-Manager Alternative Funds throughout 2023. Weightings were reduced in multiple credit focused holdings within the fixed income portions of the Funds. Specifically, positions in the JNL/T. Rowe Price U.S. High Yield Fund, JNL/PIMCO Investment Grade Credit Fund, and JNL/PIMCO Income Fund were trimmed. Positions in U.S. value and international equity were increased during the July trades, including JNL/JP Morgan US Value Fund and JNL/Causeway International Value Fund.

A new position in the Jackson Credit Opportunities Fund was initiated in November. The Fund seeks to outperform the liquid high-yield bond market over time with less volatility and lower correlation to traditional market indexes and other investments in the JNL Allocation Funds. The December trade continued to add to traditional equity exposure in the Growth and Aggressive Growth Funds including increasing positions in the JNL/Morningstar Wide Moat Index Fund, JNL/Harris Oakmark Global Equity Fund, and JNL Multi-Manager International Small Cap Fund.

JNL Aggressive Growth Allocation Fund

Composition as of December 31, 2023:
Domestic Equity	57.3%
International Equity	17.5
Global Equity	11.1
Emerging Markets Equity	7.5
Domestic Fixed Income	4.2
Alternative	2.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL Aggressive Growth Allocation Fund outperformed its primary benchmark by posting a return of 18.43% for Class A shares compared to 18.30% for the Morningstar Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of 20.41% for the 90% Morningstar Global Target Market Exposure Index (Net), 10% Bloomberg U.S. Aggregate Index.

The investment objective of the Fund is capital growth through investment in the Underlying Funds.

Under normal circumstances, the Fund allocates approximately 70% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund outperformed its benchmark due to outperformance within the international equity sleeve. Within international equity, JNL/Causeway International Value Select Fund (+28.79%), JNL/GQG Emerging Markets Equity Fund (+29.41%), JNL Multi-Manager International Small Cap Fund (+22.84%), and JNL/Loomis Sayles Global Growth Fund (+36.84%) were top contributors.

Performance in the domestic equity sleeve was a headwind during the year. Significant underperformance from the JNL/WMC Equity Income Fund (+7.01%), JNL/JPMorgan U.S. Value Fund (+9.34%), and JNL Multi-Manager Mid Cap Fund (+12.64%) was somewhat offset by better returns from the JNL/Morningstar Wide Moat Index Fund (+31.78%), JNL/T. Rowe Price Established Growth Fund (+48.46%), and JNL/Baillie Gifford US Equity Growth Fund (+46.33%).

In the alternative sleeve, the JNL Multi-Manager Alternative Fund (+11.55%) outperformed its benchmark and added to overall Fund performance but was offset by poor return from JNL/Neuberger Berman Commodity Strategy (-5.50%).

Fixed income results in the Fund were mixed during the year. JNL/Lord Abbett Short Duration Income Fund (+5.70%) and JNL/DoubleLine Core Fixed Income Fund underperformed compared to its benchmark.

JNL Conservative Allocation Fund

Composition as of December 31, 2023:
Domestic Fixed Income	65.1%
Alternative	11.9
Domestic Equity	11.0
Domestic Balanced	6.0
Emerging Markets Fixed Income	2.5
International Equity	2.0
Emerging Markets Equity	1.5
Total Investments	100.0%

For the year ended December 31, 2023, JNL Conservative Allocation Fund outperformed its primary benchmark by posting a return of 9.28% for Class A shares compared to 7.74% for the Morningstar Conservative Target Risk Index. The Fund outperformed its blended benchmark return of 8.74% for the 20% Morningstar Global Target Market Exposure Index (Net), 80% Bloomberg U.S. Aggregate Index.

The Fund’s investment objective is to seek the generation of income through investment in other funds (the “Underlying Funds”).

Under normal circumstances, the Fund allocates approximately 0% to 40% of its assets to Underlying Funds that invest primarily in equity securities, 60% to 100% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund outperformed its benchmark due primarily to outperformance within the domestic equity, fixed income, and alternative sleeves. Within fixed income, high yield and income were a tailwind for the Fund. The JNL/T. Rowe Price U.S. High Yield Fund (+13.91%), JNL/DoubleLine Emerging Markets Fixed Income Fund (+9.73%), and JNL/PIMCO Income Fund (+8.76%) all added to performance in the fixed income sleeve. In the alternative sleeve, the JNL Multi-Manager Alternative Fund (+11.55%) outperformed its benchmark and added to overall Fund performance.

Performance in the domestic equity sleeve was mixed but positive overall. The JNL/Morningstar Wide Moat Index Fund (+31.78%) and JNL/DoubleLine® Shiller Enhanced CAPE Fund (+27.81%) outperformed but were somewhat offset by underperforming returns from the JNL/JPMorgan U.S. Value Fund (+9.34%) and JNL/T. Rowe Price Capital Appreciation Fund (+18.78%).

International equity was a slight headwind for the Fund during the year. JNL/BlackRock Global Allocation Fund (+9.39%) and JNL/First Sentier Global Infrastructure Fund detracted from relative performance.

JNL Growth Allocation Fund

Composition as of December 31, 2023:
Domestic Equity	46.0%
International Equity	16.1
Domestic Fixed Income	15.1
Alternative	8.4
Global Equity	8.1
Emerging Markets Equity	5.3
Emerging Markets Fixed Income	1.0
Utilities	-
Materials	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL Growth Allocation Fund outperformed its primary benchmark by posting a return of 16.55% for Class A shares compared to 15.98% for the Morningstar Moderately Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of 18.70% for the 80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg U.S. Aggregate Index.

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

The investment objective of the Fund is to seek capital growth and current income.

Under normal circumstances, the Fund allocates approximately 60% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 40% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund outperformed its benchmark due to outperformance within the international equity and fixed income sleeves. Within international equity, JNL/Causeway International Value Select Fund (+28.79%), JNL/GQG Emerging Markets Equity Fund (+29.41%), JNL Multi-Manager International Small Cap Fund (+22.84%), and JNL/Loomis Sayles Global Growth Fund (+36.84%) were top contributors.

Performance in the domestic equity sleeve was a headwind during the year. Significant underperformance from the JNL/WMC Equity Income Fund (+7.01%), JNL/JPMorgan U.S. Value Fund (+9.34%), and JNL Multi-Manager Mid Cap Fund (+12.64%) was somewhat offset by better returns from the JNL/Morningstar Wide Moat Index Fund (+31.78%), JNL/T. Rowe Price Established Growth Fund (+48.46%), and JNL/Baillie Gifford US Equity Growth Fund (+46.33%).

In the alternative sleeve, the JNL Multi-Manager Alternative Fund (+11.55%) outperformed its benchmark and added to overall Fund performance but was offset by poor return from JNL/Neuberger Berman Commodity Strategy (-5.50%).

Within fixed income, high yield and income were a tailwind for the Fund. The JNL/T. Rowe Price U.S. High Yield Fund (+13.91%), JNL/PPM Total Return Fund (+6.94%), and JNL/PIMCO Investment Grade Credit Fund (+8.00%) all added to performance in the fixed income sleeve.

JNL Moderate Allocation Fund

Composition as of December 31, 2023:
Domestic Fixed Income	45.7%
Domestic Equity	21.2
Alternative	12.8
Domestic Balanced	6.8
International Equity	5.2
Emerging Markets Equity	3.0
Global Equity	3.0
Emerging Markets Fixed Income	2.3
Total Investments	100.0%

For the year ended December 31, 2023, JNL Moderate Allocation Fund outperformed its primary benchmark by posting a return of 11.94% for Class A shares compared to 10.89% for the Morningstar Moderately Conservative Target Risk Index. The Fund underperformed its blended benchmark return of 12.01% for the 40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg U.S. Aggregate Index.

The investment objective of the Fund is to seek a balance between the generation of income and the long-term growth of capital through investment in the Underlying Funds.

Under normal circumstances, the Fund allocates approximately 20% to 60% of its assets to Underlying Funds that invest primarily in equity securities, 40% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to

Underlying Funds that invest primarily in money market securities.

The Fund outperformed its benchmark due to outperformance within the international equity and fixed income sleeves. Within international equity, JNL/Causeway International Value Select Fund (+28.79%), JNL/GQG Emerging Markets Equity Fund (+29.41%), JNL/Harris Oakmark Global Equity Fund (+20.45%), and JNL Multi-Manager International Small Cap Fund (+22.84%) were top contributors.

Performance in the domestic equity sleeve was mixed. Significant underperformance from the JNL/WMC Equity Income Fund (+7.01%), and JNL/JPMorgan U.S. Value Fund (+9.34%) was somewhat offset by better returns from the JNL/Morningstar Wide Moat Index Fund (+31.78%) and JNL/T. Rowe Price Established Growth Fund (+48.46%).

In the alternative sleeve, the JNL Multi-Manager Alternative Fund (+11.55%) outperformed its benchmark and added to overall Fund performance but was offset by poor return from JNL/Neuberger Berman Commodity Strategy (-5.50%).

Within fixed income, high yield and income were a tailwind for the Fund. The JNL/T. Rowe Price U.S. High Yield Fund (+13.91%), JNL/DoubleLine Core Fixed Income Fund (+6.37%), and JNL/PIMCO Income Fund (+8.76%) all added to performance in the fixed income sleeve.

JNL Moderate Growth Allocation Fund

Composition as of December 31, 2023:
Domestic Equity	30.7%
Domestic Fixed Income	29.2
Alternative	14.0
International Equity	10.8
Domestic Balanced	6.1
Emerging Markets Equity	3.8
Global Equity	3.7
Emerging Markets Fixed Income	1.7
Total Investments	100.0%

For the year ended December 31, 2023, JNL Moderate Growth Allocation Fund outperformed its primary benchmark by posting a return of 13.73% for Class A shares compared to 13.22% for the Morningstar Moderate Target Risk Index. The Fund underperformed its blended benchmark return of 15.33% for the 60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg U.S. Aggregate Index.

The investment objective of the Fund is to seek capital growth and current income.

Under normal circumstances, the Fund allocates approximately 40% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 60% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities.

The Fund outperformed its benchmark due to outperformance within the international equity and fixed income sleeves. Within international equity, JNL/Causeway International Value Select Fund (+28.79%), JNL/GQG Emerging Markets Equity Fund (+29.41%), JNL/Harris Oakmark Global Equity Fund (+20.45%), and JNL/Loomis Sayles Global Growth Fund (+36.84%) were top contributors.

Performance in the domestic equity sleeve was mixed. Significant underperformance from the JNL/WMC Equity Income Fund (+7.01%), JNL/JPMorgan U.S. Value Fund (+9.34%), and JNL Multi-Manager Mid Cap Fund (+12.64%) Funds was somewhat offset by better returns from the JNL/Morningstar Wide Moat Index Fund (+31.78%) and JNL/T. Rowe Price Established Growth Fund (+48.46%).

In the alternative sleeve, the JNL Multi-Manager Alternative Fund (+11.55%) outperformed its benchmark and added to overall Fund performance but was offset by poor return from JNL/Neuberger Berman Commodity Strategy (-5.50%).

Within fixed income, high yield and income were a tailwind for the Fund. The JNL/T. Rowe Price U.S. High Yield Fund (+13.91%), JNL/PPM Total Return Fund (+6.94%), and JNL/PIMCO Income Fund (+8.76%) all added to performance in the fixed income sleeve.

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

JNL Aggressive Growth Allocation Fund

††90% Morningstar Global Target Market Exposure Index (Net), 10% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	18.43%	1 Year	18.84%
5 Year	9.96	5 Year	10.28
10 Year	6.80	10 Year	N/A
Since Inception	N/A	Since Inception	7.09
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Conservative Allocation Fund

††20% Morningstar Global Target Market Exposure Index (Net), 80% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	9.28%	1 Year	9.61%
5 Year	3.54	5 Year	3.86
10 Year	2.85	10 Year	N/A
Since Inception	N/A	Since Inception	2.82
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson National Asset Management assumed portfolio management responsibility on April 27, 2015.

JNL Growth Allocation Fund

††80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	16.55%	1 Year	16.90%
5 Year	8.88	5 Year	9.21
10 Year	6.22	10 Year	N/A
Since Inception	N/A	Since Inception	6.42
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Allocation Funds Jackson National Asset Management, LLC (Unaudited)

JNL Moderate Allocation Fund

††40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	11.94%	1 Year	12.28%
5 Year	5.69	5 Year	6.03
10 Year	4.08	10 Year	N/A
Since Inception	N/A	Since Inception	4.35
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson National Asset Management assumed portfolio management responsibility on April 27, 2015.

JNL Moderate Growth Allocation Fund

††60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	13.73%	1 Year	14.07%
5 Year	7.32	5 Year	7.64
10 Year	5.38	10 Year	N/A
Since Inception	N/A	Since Inception	5.49
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

Each Fund seeks to achieve its investment objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Schedules of Investments and Financial Statements for the Underlying Funds are available on the SEC’s website at www.sec.gov.

The only changes to occur in the Funds took place in February and were undertaken to align the Funds with the team’s capital market assumptions. The Funds’ allocations to fixed income and equities were brought closer to neutral levels while adjustments within each sleeve provided further diversification.

Positions in the American Funds New World and American Funds International Growth and Income Funds were slightly increased to add to the Funds’ international exposure and decrease overall exposure to U.S. Equities.

A new position in American Funds American Mutual was initiated as the team leaned more into value versus other holdings with more natural growth biases. In the fixed income sleeve, American Funds Mortgage Fund was also added back to the Fund while American Funds Short-Term Bond Fund of America was removed as certain active risks were trimmed including an underweight to interest rate risk and the mortgage-backed security sector relative to benchmarks.

JNL/American Funds Growth Allocation Fund

Composition as of December 31, 2023:
Domestic Equity	39.6%
Domestic Fixed Income	19.1
Global Equity	18.2
International Equity	12.7
Emerging Markets Equity	9.4
Emerging Markets Fixed Income	1.0
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Growth Allocation Fund outperformed its primary benchmark by posting a return of 17.25% for Class A shares compared to 15.98% for the Morningstar Moderately Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of 18.70% for the 80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg U.S. Aggregate Index.

The investment objective of the Fund is to seek capital growth with secondary emphasis on current income.

Under normal circumstances, the Fund allocates approximately 70%-100% of its assets to Underlying Funds that invest primarily in equity securities and 0%-30% to Underlying Funds that invest primarily in fixed-income securities. The equity and fixed-income allocation may fall outside of the above limits in a volatile market environment where investment outcomes are expected to remain beyond normal range.

The Fund outperformed its benchmark in 2023 due to strong relative performance from Underlying Funds within the Fund’s equity sleeves. A growth bias was a tailwind for the Fund during the year. The American Funds IS Growth (+38.81%), American Funds Investment Company of America (+28.40%), and American Funds Global Growth (+22.90%) Funds were the biggest contributors. The American Funds American Mutual (+9.77%) and American Funds Washington Mutual (+17.59%) were the top relative detractors during the year.

The fixed income sleeve contributed negatively to Fund results but was offset by equity outperformance. American Funds Strategic Bond (+1.92%), American Funds Inflation Linked Bond (+1.71%), and American Mortgage (+3.87%) were top relative detractors for the year. American Funds IS High Income Trust (+12.69%) was a relative contributor during the year.

JNL/American Funds Moderate Growth Allocation Fund

Composition as of December 31, 2023:
Domestic Fixed Income	37.5%
Domestic Equity	29.9
Global Equity	13.7
International Equity	9.8
Emerging Markets Equity	7.1
Emerging Markets Fixed Income	2.0
Total Investments	100.0%

For the year ended December 31, 2023, JNL/American Funds Moderate Growth Allocation Fund outperformed its primary benchmark by posting a return of 13.83% for Class A shares compared to 13.22% for the Morningstar Moderate Target Risk Index. The Fund underperformed its blended benchmark return of 15.33% for the 60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg U.S. Aggregate Index.

The investment objective of the Fund is to seek a balance between current income and growth of capital.

Under normal circumstances, the Fund allocates approximately 50%-80% of its assets to Underlying Funds that invest primarily in equity securities and 20%-50% of its assets to Underlying Funds that invest primarily in fixed-income securities. The equity and fixed-income allocation may fall outside of the above limits in a volatile market environment where investment outcomes are expected to remain beyond normal range.

The Fund outperformed its benchmark in 2023 due to strong relative performance from Underlying Funds within the Fund’s equity sleeves. A growth bias was a tailwind for the Fund during the year. The American Funds IS Growth (+38.81%), American Funds Investment Company of America (+28.40%), and American Funds Global Growth (+22.90%) Funds were the biggest contributors. The American Funds American Mutual (+9.77%) and American Funds International Growth and Income (+15.72%) were relative detractors during the year.

The fixed income sleeve contributed negatively to Fund results but was offset by equity outperformance. American Funds Strategic Bond (+1.92%), American Funds Inflation Linked Bond (+1.71%), and American Mortgage (+3.87%) were top relative detractors for the year. American Funds IS High Income Trust (+12.69%) was a contributor during the year.

JNL/American Funds Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL/American Funds Growth Allocation Fund

††80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	17.25%	1 Year	17.58%
5 Year	9.75	5 Year	10.07
10 Year	7.39	10 Year	N/A
Since Inception	N/A	Since Inception	7.84
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Moderate Growth Allocation Fund

††60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	13.83%	1 Year	14.22%
5 Year	7.59	5 Year	7.92
10 Year	5.93	10 Year	N/A
Since Inception	N/A	Since Inception	6.10
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Funds of Funds Goldman Sachs Asset Management, L.P. (Unaudited)

The JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Growth Fund and JNL/Goldman Sachs Managed Aggressive Growth Fund (collectively “JNL/Goldman Sachs Funds”). Each Fund seeks to achieve its objective by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

JNL/Goldman Sachs Managed Aggressive Growth Fund

Composition as of December 31, 2023:
Domestic Equity	64.3%
International Equity	15.6
Domestic Fixed Income	6.9
Global Equity	4.0
Alternative	3.8
Emerging Markets Equity	2.5
Emerging Markets Fixed Income	2.0
Money Market	0.9
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Goldman Sachs Managed Aggressive Growth Fund outperformed its primary benchmark by posting a return of 22.19% for Class A shares compared to 18.30% for the Morningstar Aggressive Target Risk Index. The Fund outperformed its blended benchmark return of 22.09% for the 65% S&P 500 Index, 25% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 10% Bloomberg U.S. Aggregate Index.

The investment objective of the Fund is capital growth.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 10% to Underlying Funds that invest primarily in money market securities.

During 2023, Goldman Sachs Asset Management, L.P. implemented the following asset allocation and fund selection changes in the Fund.

In March, the Fund trimmed out of benchmark commodity exposure in favor of international large cap value equities given the more favorable outlook on the eurozone economy versus commodity demand. Additionally, within fixed income the Fund reduced allocations in short-term income focused and short-term core fixed income funds to enhance allocations to intermediate-term and core plus fixed income funds. While duration was increased, it remained below benchmark neutral levels considering the non-linear pace of deflation.

In August, consistent with the allocation in March, the Fund further trimmed commodity exposure in favor of international large cap value equities. As inflationary pressure continued to trend down, the Fund reduced our exposure to commodities in favor of core equities exposures.

Total fixed income allocations were moderately increased and more material shifts were made to underlying sub advised funds across the managed funds to extend duration. The Fund unwound allocations to short term managers and reduced a part of our high yield and cash allocation to fund longer duration, core fixed income managers. In the wake of the recent banking crisis, we recognized the potential for U.S. banks to further tighten lending standards.

The top contributors to performance were JNL/BlackRock Large Cap Select Growth Fund, JNL/Clearbridge Large Cap Growth Fund, JNL/T.Rowe Price Established Growth Fund, JNL/T.Rowe Price Value Fund, and JNL/Causeway International Value Select Fund. The funds that contributed the least were JNL/Neuberger Berman Commodity Strategy Fund, JNL/BlackRock Natural Resources Fund, JNL/T.Rowe Price Short Term Bond Fund, JNL/JPMorgan US Government and Quality Bond Fund, and the JNL/WMC Government Money Market Fund.

JNL/Goldman Sachs Managed Conservative Fund

Composition as of December 31, 2023:
Domestic Fixed Income	73.0%
Domestic Equity	13.0
Global Fixed Income	4.0
Alternative	4.0
Emerging Markets Fixed Income	2.0
International Equity	2.0
Emerging Markets Equity	1.0
Money Market	1.0
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Goldman Sachs Managed Conservative Fund outperformed its primary benchmark by posting a return of 8.55% for Class A shares compared to 7.74% for the Morningstar Conservative Target Risk Index. The Fund underperformed its blended benchmark return of 9.11% for the 15% S&P 500, 5% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 80% Bloomberg U.S. Aggregate Index.

The investment objective for the Fund is to seek current income. Capital growth is a secondary objective.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% to 90% to Underlying Funds that invest primarily in fixed income securities and 0% to 30% to Underlying Funds that invest primarily in money market securities.

During 2023, Goldman Sachs Asset Management, L.P. implemented the following asset allocation and fund selection changes in the Fund.

In March, within fixed income the Fund reduced allocations in short-term income focused and short-term core fixed income funds to enhance allocations to intermediate-term and core plus fixed income funds. While duration was increased, it remained below benchmark neutral levels considering the nonlinear pace of deflation.

In August, the Fund trimmed commodity exposure in favor of international large cap value equities. As inflationary pressure continued to trend down, the Fund reduced exposure to commodities in favor of core equities exposures. Total fixed income allocations were moderately increased and more material shifts were made to underlying sub advised funds across the managed funds to extend duration. The Fund unwound allocations to short term managers and reduced a part of our high yield and cash allocation to fund longer duration, core fixed income managers. In the wake of the recent banking crisis, we recognized the potential for U.S. banks to further tighten lending standards.

The top five contributors to performance were JNL/PPM America Total Return Fund, JNL/PIMCO Income Fund, JNL/DoubleLine Total Return Fund, JNL/DoubleLine Core Fixed Income Fund, JNL/JPMorgan US Government and Quality Bond Fund. The funds that contributed the least were JNL/BlackRock Natural Resources Fund, JNL/WMC Government Money Market Fund, JNL/Lazard International Strategic Equity Fund, JNL/PPM America High Yield Bond Fund, and JNL/T.Rowe Price US High Yield Fund.

JNL/Goldman Sachs Managed Growth Fund

Composition as of December 31, 2023:
Domestic Equity	59.4%
Domestic Fixed Income	16.8
International Equity	12.6
Alternative	3.8
Global Equity	2.5
Emerging Markets Equity	2.0
Emerging Markets Fixed Income	2.0
Money Market	0.9
Total Investments	100.0%

JNL/Goldman Sachs Funds of Funds Goldman Sachs Asset Management, L.P. (Unaudited)

For the year ended December 31, 2023, JNL/Goldman Sachs Managed Growth Fund outperformed its primary benchmark by posting a return of 20.04% for Class A shares compared to 15.98% for the Morningstar Moderately Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of 20.35% for the 60% S&P 500 Index, 20% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 20% Bloomberg U.S. Aggregate Index.

The investment objective of the Fund is to seek capital growth. Current income is secondary objective.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0% to 15% to Underlying Funds that invest primarily in money market securities.

During 2023, Goldman Sachs Asset Management, L.P. implemented the following asset allocation and fund selection changes in the Fund.

In March, the Fund trimmed out of benchmark commodity exposure in favor of international large cap value equities given the more favorable outlook on the eurozone economy versus commodity demand. Additionally, within fixed income the Fund reduced allocations in short-term income focused and short-term core fixed income funds to enhance allocations to intermediate-term and core plus fixed income funds. While duration was increased, it remained below benchmark neutral levels considering the non-linear pace of deflation.

In August, consistent with the allocation in March, The Fund further trimmed commodity exposure in favor of international large cap value equities. As inflationary pressure continued to trend down, the Fund reduced our exposure to commodities in favor of core equities exposures.

Total fixed income allocations were moderately increased and more material shifts were made to underlying sub advised funds across the managed funds to extend duration. The Fund unwound allocations to short term managers and reduced a part of our high yield and cash allocation to fund longer duration, core fixed income managers. In the wake of the recent banking crisis, we recognized the potential for U.S. banks to further tighten lending standards.

The top contributors to performance included JNL/T.Rowe Price Established Growth Fund, JNL/Clearbridge Large Cap Growth Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/T.Rowe Price Value Fund, and JNL/Causeway International Value Select Fund. The funds that contributed the least were JNL/Neuberger Berman Commodity Strategy Fund, JNL/BlackRock Natural Resources Fund, JNL/Lord Abbett Short Duration Income Fund, JNL/T.Rowe Price Short Term Bond Fund, and JNL/PIMCO Real Return Fund.

JNL/Goldman Sachs Managed Moderate Fund

Composition as of December 31, 2023:
Domestic Fixed Income	55.0%
Domestic Equity	28.1
International Equity	6.5
Alternative	3.9
Emerging Markets Fixed Income	2.0
Global Fixed Income	2.0
Emerging Markets Equity	1.5
Money Market	1.0
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Goldman Sachs Managed Moderate Fund outperformed its primary benchmark by posting a return of 12.19% for Class A shares compared to 10.89% for the Morningstar Moderately Conservative Target Risk Index. The Fund underperformed its blended benchmark return of 12.78% for the 30% S&P 500, 10% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 60% Bloomberg U.S. Aggregate Index.

The investment objective of the Fund is current income and capital growth.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 25% to Underlying Funds that invest primarily in money market securities.

During 2023, Goldman Sachs Asset Management, L.P. implemented the following asset allocation and fund selection changes in the Fund.

In March, within fixed income the Fund reduced allocations in short-term income focused and short-term core fixed income funds to enhance allocations to intermediate-term and core plus fixed income funds. While duration was increased, it remained below benchmark neutral levels considering the non-linear pace of deflation.

In August, the Fund trimmed commodity exposure in favor of international large cap value equities. As inflationary pressure continued to trend down, the Fund reduced exposure to commodities in favor of core equities exposures.

Total fixed income allocations were moderately increased and more material shifts were made to underlying sub advised funds across the managed funds to extend duration. The Fund unwound allocations to short term managers and reduced a part of our high yield and cash allocation to fund longer duration, core fixed income managers. In the wake of the recent banking crisis, we recognized the potential for U.S. banks to further tighten lending standards.

Top contributors to performance included JNL/T.Rowe Price Established Growth Fund, JNL/Clearbridge Large Cap Growth Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/T.Rowe Price Value Fund, and JNL/DFA US Core Equity Fund. The largest detractors included JNL/Neuberger Berman Commodity Strategy Fund, JNL/BlackRock Natural Resources Fund, JNL/WMC Government Money Market Fund, JNL/Lord Abbett Short Duration Income Fund and JNL/T.Rowe Price Short Term Bond Fund.

JNL/Goldman Sachs Managed Moderate Growth Fund

Composition as of December 31, 2023:
Domestic Equity	43.7%
Domestic Fixed Income	36.9
International Equity	9.6
Alternative	3.8
Emerging Markets Equity	2.0
Emerging Markets Fixed Income	2.0
Global Equity	1.0
Money Market	1.0
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Goldman Sachs Managed Moderate Growth Fund outperformed its primary benchmark by posting a return of 16.00% for Class A shares compared to 13.22% for the Morningstar Moderate Target Risk Index. The Fund underperformed its blended benchmark return of 16.52% for the 45% S&P 500, 15% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 40% Bloomberg U.S. Aggregate Index.

The investment objective of the Fund is capital growth and current income.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

During calendar year 2023, Goldman Sachs Asset Management, L.P. implemented the following asset allocation and fund selection changes in the Fund.

In March, the Fund trimmed out of benchmark commodity exposure in favor of international large cap value equities given the more favorable outlook on the eurozone economy versus commodity demand. Additionally, within fixed income the Fund

JNL/Goldman Sachs Funds of Funds Goldman Sachs Asset Management, L.P. (Unaudited)

reduced allocations in short-term income focused and short-term core fixed income funds to enhance allocations to intermediate-term and core plus fixed income funds. While duration was increased, it remained below benchmark neutral levels considering the non-linear pace of deflation.

In August, consistent with allocation in March, the Fund further trimmed commodity exposure in favor of international large cap value equities. As inflationary pressure continued to trend down, the Fund reduced exposure to commodities in favor of core equities exposures.

Total fixed income allocations were moderately increased and more material shifts were made to underlying sub advised funds across the managed funds to extend duration. The Fund unwound allocations to short term managers and reduced a part of our high yield and cash allocation to fund longer duration, core fixed income managers. In the wake of the recent banking crisis, we recognized the potential for U.S. banks to further tighten lending standards.

The top contributors to performance included JNL/T.Rowe Price Established Growth Fund, JNL/Clearbridge Large Cap Growth Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/T.Rowe Price Value Fund, and JNL/Causeway International Value Select Fund. The funds that contributed the least were JNL/Neuberger Berman Commodity Strategy Fund, JNL/BlackRock Natural Resources Fund, JNL/Lord Abbett Short Duration Income Fund, JNL/T.Rowe Price Short Term Bond Fund and JNL/T.Rowe Price U.S. High Yield Fund.

JNL/Goldman Sachs Managed Aggressive Growth Fund

††65% S&P 500 Index, 25% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 10% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	22.19%	1 Year	22.57%
5 Year	11.00	5 Year	11.33
10 Year	8.12	10 Year	N/A
Since Inception	N/A	Since Inception	8.78
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Managed Conservative Fund

††15% S&P 500, 5% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 80% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	8.55%	1 Year	8.86%
5 Year	3.04	5 Year	3.35
10 Year	2.60	10 Year	N/A
Since Inception	N/A	Since Inception	2.50
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Funds of Funds Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs Managed Growth Fund

††60% S&P 500 Index, 20% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 20% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	20.04%	1 Year	20.44%
5 Year	9.86	5 Year	10.19
10 Year	7.36	10 Year	N/A
Since Inception	N/A	Since Inception	7.95
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Managed Moderate Fund

††30% S&P 500, 10% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 60% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	12.19%	1 Year	12.52%
5 Year	5.23	5 Year	5.55
10 Year	4.16	10 Year	N/A
Since Inception	N/A	Since Inception	4.28
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Goldman Sachs Managed Moderate Growth Fund

††45% S&P 500, 15% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 40% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	16.00%	1 Year	16.36%
5 Year	7.49	5 Year	7.82
10 Year	5.65	10 Year	N/A
Since Inception	N/A	Since Inception	6.03
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL iShares Tactical Funds Jackson National Asset Management, LLC (Unaudited)

JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund and JNL iShares Tactical Growth Fund (collectively “JNL iShares Tactical Funds”) seek to achieve their investment objectives by investing in a diversified group of underlying exchange traded funds (“ETFs”). Each JNL iShares Tactical Fund’s asset allocation is determined by the Funds’ Adviser through a proprietary asset allocation model. The Funds’ Sub Adviser, Mellon Capital Management Corporation, executes transactions in the underlying ETFs to closely replicate the allocation determined by the Adviser.

All three Funds underperformed their benchmarks due mainly due to the results international equity positions. Holdings in iShares Global Healthcare ETF (+3.64%) and iShares Core MSCI Emerging Markets ETF (+11.57%) were the largest relative detractors during the year.

Changes to the Funds occurred in both March and July during 2023. The Funds traded the JNL iShares Tactical ETF Portfolios twice in March aiming to modify certain underlying risk exposures in equity and fixed income. While the total allocation to equities went unchanged, cash levels were reduced to fund a small increase to overall fixed income allocations. The iShares Cohen & Steers REIT ETF in the JNL iShares Tactical Moderate ETF Fund was removed and trimmed in the other funds. The Funds also entered in positions in the iShares MSCI USA Quality Factor and iShares 20+ Year Treasury Bond ETFs.

The Funds' reduction in cash and removal of dedicated commodities exposure funded an increase to equity and fixed income. The VanEck Morningstar Wide Moat ETF was added. The position in the iShares MBS ETF was trimmed, and the Funds increased the weighting in the iShares 5 to 10 Year Investment Grade Corporate Bond ETF.

JNL iShares Tactical Growth Fund

Composition as of December 31, 2023:
Domestic Equity	52.2%
Domestic Fixed Income	20.0
International Equity	11.5
Global Equity	5.5
Emerging Markets Equity	5.4
Securities Lending Collateral	4.6
Short Term Investments	0.8
Total Investments	100.0%

For the year ended December 31, 2023, JNL iShares Tactical Growth Fund underperformed its primary benchmark by posting a return of 14.01% for Class A shares compared to 15.98% for the Morningstar Moderately Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of 18.70% for the 80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg U.S. Aggregate Index.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 60% to 100% (with a target allocation of 80%) of its assets to underlying ETFs that invest primarily in equity securities and 0% to 40% (with a target allocation of 20%) of its assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Moderate Fund

Composition as of December 31, 2023:
Domestic Fixed Income	55.1%
Domestic Equity	24.9
International Equity	7.0
Global Equity	3.4
Emerging Markets Equity	2.9
Securities Lending Collateral	5.5
Short Term Investments	1.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL iShares Tactical Moderate Fund underperformed its primary benchmark by posting a return of 9.61% for Class A shares compared to 10.89% for the Morningstar Moderately Conservative Target Risk Index. The Fund underperformed its blended benchmark return of 12.01% for the 40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg U.S. Aggregate Index.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 20% to 60% (with a target allocation of 40%) of its assets to underlying ETFs that invest primarily in equity securities and 40% to 80% (with a target allocation of 60%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Moderate Growth Fund

Composition as of December 31, 2023:
Domestic Equity	38.8%
Domestic Fixed Income	38.1
International Equity	10.1
Global Equity	4.6
Emerging Markets Equity	3.4
Securities Lending Collateral	4.1
Short Term Investments	0.9
Total Investments	100.0%

For the year ended December 31, 2023, JNL iShares Tactical Moderate Growth Fund underperformed its primary benchmark by posting a return of 11.77% for Class A shares compared to 13.22% for the Morningstar Moderate Target Risk Index. The Fund underperformed its blended benchmark return of 15.33% for the 60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg U.S. Aggregate Index.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 40% to 80% (with a target allocation of 60%) of its assets to underlying ETFs that invest primarily in equity securities and 20% to 60% (with a target allocation of 40%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL iShares Tactical Funds Jackson National Asset Management, LLC (Unaudited)

JNL iShares Tactical Growth Fund

††80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	14.01%	1 Year	14.35%
5 Year	8.68	5 Year	9.01
10 Year	6.44	10 Year	N/A
Since Inception	N/A	Since Inception	6.56
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL iShares Tactical Moderate Fund

††40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	9.61%	1 Year	9.87%
5 Year	4.96	5 Year	5.27
10 Year	4.00	10 Year	N/A
Since Inception	N/A	Since Inception	3.91
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL iShares Tactical Moderate Growth Fund

††60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	11.77%	1 Year	12.08%
5 Year	6.93	5 Year	7.24
10 Year	5.33	10 Year	N/A
Since Inception	N/A	Since Inception	5.32
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard ETF Allocation Funds Jackson National Asset Management, LLC (Unaudited)

Changes to the JNL/Vanguard ETF Allocation Funds were undertaken to align the Funds with the team’s capital market assumptions. Changes at the asset class level were minimal but there were several adjustments to the underlying mix of holdings within each sleeve.

The overall exposure to equity was reduced slightly to be neutral weight relative to the benchmark. The primary change was a modest move further into non-U.S. equities funded by a downward shift in U.S. large cap stocks. The Vanguard FTSE Developed Markets ETF was added while the positions in Vanguard Total Stock Market, Vanguard Growth, and Vanguard Value ETFs were trimmed.

Within fixed income, the Funds added to duration to a level more in line with benchmark while lessening several sector bets. New positions in the Vanguard Long-Term Treasury and Vanguard Intermediate-Term Treasury ETFs were initiated while Vanguard Intermediate-Term Corporate Bond and Vanguard Ultra-Short Bond ETFs were trimmed. Overall, fixed income attributes were adjusted to be more in line with the benchmark.

JNL/Vanguard Growth ETF Allocation Fund

Composition as of December 31, 2023:
Domestic Equity	48.3%
International Equity	22.6
Domestic Fixed Income	16.4
Emerging Markets Equity	8.1
Emerging Markets Fixed Income	2.1
Securities Lending Collateral	2.5
Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Vanguard Growth ETF Allocation Fund underperformed its primary benchmark by posting a return of 14.31% for Class A shares compared to 15.98% for the Morningstar Moderately Aggressive Target Risk Index. The Fund underperformed its blended benchmark return of 18.70% for the 80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg U.S. Aggregate Index.

The investment objective for JNL/Vanguard Growth ETF Allocation Fund is to seek long term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its objective primarily through investing at least 80% of its assets in a diversified group of underlying ETFs. The Adviser allocates approximately 70% to 90% of the Fund’s assets to underlying ETFs that invest primarily in equity securities and 10% to 30% of the Fund’s assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

The Fund underperformed its primary benchmark due to all its three main sleeves: domestic equity, international equity, and fixed income.

Within equities, a position in the Vanguard Value ETF (+9.32%) was the biggest relative detractor amid relative weakness for value stocks in the year. The Vanguard Dividend Appreciation ETF (+14.50%) also held back results. Internationally, the Vanguard FTSE All-World ex-US Small Cap (+15.56%) and Vanguard FTSE Emerging Markets (+9.27%) ETFs also detracted from relative performance. Those results were somewhat offset by relative strength from the Vanguard Growth (+46.83%) and Vanguard Total Stock Market (+26.05%) ETFs.

The fixed income sleeve also contributed negatively relative due to its exposure at the ends of the yield curve. The Vanguard Intermediate-Term Corporate Bond (+8.98%), Vanguard Emerging Markets Government Bond (+10.68%), and Vanguard Short-Term Corporate Bond (+6.20%) ETFs were top contributors. The Vanguard Long Term Treasury ETF (-4.80%) and Vanguard Ultra Short Bond ETF were the main points of weakness within fixed income.

JNL/Vanguard Moderate ETF Allocation Fund

Composition as of December 31, 2023:
Domestic Fixed Income	51.1%
Domestic Equity	25.8
International Equity	11.8
Emerging Markets Fixed Income	4.7
Emerging Markets Equity	3.4
Securities Lending Collateral	3.1
Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Vanguard Moderate ETF Allocation Fund underperformed its primary benchmark by posting a return of 10.06% for Class A shares compared to 10.89% for the Morningstar Moderately Conservative Target Risk Index. The Fund underperformed its blended benchmark return of 12.01% for the 40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg U.S. Aggregate Index.

The investment objective for JNL/Vanguard Moderate ETF Allocation Fund is to seek long term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its objective primarily through investing at least 80% of its assets in a diversified group of underlying ETFs. The Adviser allocates approximately 30% to 50% of the Fund’s assets to underlying ETFs that invest primarily in equity securities and 50% to 70% of the Fund’s assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

The Fund underperformed its primary benchmark due to its domestic and international equity sleeves while seeing positive contributions from fixed income.

Within equities, a position in the Vanguard Value ETF (+9.32%) was the biggest detractor amid relative weakness for value stocks in the year. The Vanguard Dividend Appreciation ETF (+14.50%) also held back results. Internationally, the Vanguard FTSE All-World ex-US Small Cap (+15.56%) and Vanguard FTSE Emerging Markets (+9.27%) ETFs also detracted from relative performance. Those results were somewhat offset by relative strength from the Vanguard Growth (+46.83%) and Vanguard Total Stock Market (+26.05%) ETFs.

The fixed income sleeve contributed positively due to its shorter duration holdings and emerging market sovereign debt. The Vanguard Intermediate-Term Corporate Bond (+8.98%), Vanguard Emerging Markets Government Bond (+10.68%), and Vanguard Short-Term Corporate Bond (+6.20%) ETFs were top contributors. The Vanguard Long Term Treasury ETF (-4.80%) was the main point of weakness within fixed income.

JNL/Vanguard Moderate Growth ETF Allocation Fund

Composition as of December 31, 2023:
Domestic Equity	36.3%
Domestic Fixed Income	32.4
International Equity	17.1
Emerging Markets Equity	5.7
Emerging Markets Fixed Income	3.6
Securities Lending Collateral	4.8
Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Vanguard Moderate Growth ETF Allocation Fund underperformed its primary benchmark by posting a return of 12.26% for Class A shares compared to 13.22% for the Morningstar Moderate Target Risk Index. The Fund underperformed its blended benchmark return of 15.33% for the 60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg U.S. Aggregate Index.

The investment objective for JNL/Vanguard Moderate Growth ETF Allocation Fund is to seek long term growth of capital through investment in exchange-traded funds (“ETFs”). The Fund seeks to achieve its objective primarily through investing at least 80% of its assets in a diversified group of underlying ETFs. The Adviser allocates

JNL/Vanguard ETF Allocation Funds Jackson National Asset Management, LLC (Unaudited)

approximately 50% to 70% of the Fund’s assets to underlying ETFs that invest primarily in equity securities and 30% to 50% of the Fund’s assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives.

The Fund underperformed its primary benchmark due to its international equity sleeves while seeing positive contributions from domestic equity and fixed income.

Within equities, a position in the Vanguard Value ETF (+9.32%) was the biggest detractor amid relative weakness for value stocks in the year. The Vanguard Dividend Appreciation ETF (+14.50%) also held back results. Internationally, the Vanguard FTSE All-World ex-US Small Cap (+15.56%) and Vanguard FTSE Emerging Markets (+9.27%) ETFs also detracted from relative performance. Those results were offset by relative strength from the Vanguard Growth (+46.83%) and Vanguard Total Stock Market (+26.05%) ETFs.

The fixed income sleeve contributed positively due to its shorter duration holdings and emerging market sovereign debt. The Vanguard Intermediate-Term Corporate Bond (+8.98%), Vanguard Emerging Markets Government Bond (+10.68%), and Vanguard Short-Term Corporate Bond (+6.20%) ETFs were top contributors. The Vanguard Long Term Treasury ETF (-4.80%) was the main point of weakness within fixed income.

JNL/Vanguard ETF Allocation Funds Jackson National Asset Management, LLC (Unaudited)

JNL/Vanguard Growth ETF Allocation Fund

††80% Morningstar Global Target Market Exposure Index (Net), 20% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	14.31%	1 Year	14.74%
5 Year	8.76	5 Year	9.21
Since Inception	6.34	Since Inception	6.80
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard Moderate ETF Allocation Fund

††40% Morningstar Global Target Market Exposure Index (Net), 60% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	10.06%	1 Year	10.53%
5 Year	5.02	5 Year	5.46
Since Inception	3.58	Since Inception	4.03
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Vanguard Moderate Growth ETF Allocation Fund

††60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	12.26%	1 Year	12.72%
5 Year	6.91	5 Year	7.37
Since Inception	4.97	Since Inception	5.41
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Mellon Master Funds Mellon Investments Corporation (Unaudited)

JNL Bond Index Fund

Composition as of December 31, 2023:
Government Securities	42.3%
U.S. Government Agency MBS	26.3
Financials	9.2
Health Care	2.7
Utilities	2.2
Communication Services	1.9
Information Technology	1.8
Energy	1.7
Industrials	1.7
Consumer Staples	1.6
Consumer Discretionary	1.3
Non-U.S. Government Agency ABS	1.2
Real Estate	0.9
Materials	0.7
Other Short Term Investments	3.9
Securities Lending Collateral	0.6
Net Long (Short) Investments	100.0%

For the year ended December 31, 2023, JNL Bond Index Fund underperformed its primary benchmark by posting a return of 5.49% for Class I shares compared to 5.53% for the Bloomberg U.S. Aggregate Index.

The investment objective is to match the performance of the Bloomberg® US Aggregate Bond Index. The Fund is constructed utilizing a combination of stratified sampling, characteristics matching, and replication to match the key performance driving characteristics of the benchmark.

Developed fixed income markets were positive for the year. Investors focused on moderating global inflation, a resilient U.S. economy and increasing signs in the back half of the year that large central banks were approaching the end of rate hikes. The yield on the 10-year Treasury note was 3.88% as of December 29, 2023.

For 2023, the Bloomberg U.S. Aggregate Index returned 5.53%. The Bloomberg® Global Aggregate Hedged Index returned 7.15% and the Bloomberg® Global Aggregate Unhedged Index returned 5.72% during the year. The yield on the 2-year Treasury note was 4.25% as of December 29, 2023. The U.S. Federal Reserve (“Fed”) entered the year with a relatively hawkish tone, raising interest rates four times between February and July. After holding interest rates steady for several meetings, the Fed took a decidedly dovish pivot in December, guiding towards multiple rate cuts in 2024 and a “soft landing” scenario for the economy.

JNL Emerging Markets Index Fund

Composition as of December 31, 2023:
Financials	22.1%
Information Technology	21.1
Consumer Discretionary	12.3
Materials	8.0
Industrials	8.0
Communication Services	7.6
Consumer Staples	5.9
Energy	5.6
Health Care	3.3
Utilities	3.2
Real Estate	1.5
Rights	-
Other Short Term Investments	1.0
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL Emerging Markets Index Fund underperformed its primary benchmark by posting a return of 9.87% for Class I shares compared to 10.19% for the Morningstar Emerging Markets Target Market Exposure Index (Net).

The investment objective of the Fund (“Fund” or “Master Fund”) is to track the performance of the Morningstar Emerging Markets Target Market Exposure Index (Net) (“Index”), which is a rules-based, float market capitalization-weighted index designed to cover 85% of the equity float-adjusted market capitalization of the emerging markets equity markets.

The Fund seeks to invest under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities included in the Index, including depositary receipts representing securities of the Index; which may be in the form of American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the securities that comprise the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL International Index Fund

Composition as of December 31, 2023:
Financials	19.3%
Industrials	16.5
Health Care	12.9
Consumer Discretionary	11.9
Consumer Staples	9.5
Information Technology	8.0
Materials	7.5
Energy	4.3
Communication Services	4.0
Utilities	3.4
Real Estate	2.3
Other Short Term Investments	0.3
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL International Index Fund underperformed its primary benchmark by posting a return of 17.83% for Class I shares compared to 18.17% for the Morningstar Developed Markets ex-North America Target Market Exposure Index (Net).

The investment objective of the Fund (“Fund” or “Master Fund”) is to track the performance of the Morningstar Developed Markets ex-North America Target Market Exposure Index (Net) (“Index”) to provide long-term capital growth by investing in international equity securities.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Index or derivative securities economically related to the Index. The Fund seeks to track the performance and characteristics of the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL Mid Cap Index Fund

Composition as of December 31, 2023:
Industrials	21.1%
Financials	16.0
Consumer Discretionary	15.7
Information Technology	9.6
Real Estate	8.0
Health Care	7.7
Materials	7.1
Energy	5.0
Consumer Staples	4.1
Utilities	3.2
Communication Services	1.7
Other Short Term Investments	0.5
Securities Lending Collateral	0.3
Total Investments	100.0%

For the year ended December 31, 2023, JNL Mid Cap Index Fund underperformed its primary benchmark by posting a return of 16.32% for Class I shares compared to 16.44% for the S&P MidCap 400 Index.

The investment objective of the Fund (“Fund” or “Master Fund”) is to track the performance of the S&P MidCap 400 Index (“Index”) to provide long-term capital growth.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund attempts to replicate the target Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL Small Cap Index Fund

Composition as of December 31, 2023:
Financials	18.0%
Industrials	16.8
Consumer Discretionary	14.4
Information Technology	11.9
Health Care	10.1
Real Estate	7.3
Materials	5.5
Consumer Staples	4.3
Energy	4.1
Communication Services	2.7

JNL Mellon Master Funds Mellon Investments Corporation (Unaudited)

Utilities	1.9
Investment Companies	1.0
Securities Lending Collateral	1.6
Other Short Term Investments	0.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL Small Cap Index Fund outperformed its primary benchmark by posting a return of 16.08% for Class I shares compared to 16.05% for the S&P SmallCap 600 Index.

The investment objective of the Fund (“Fund” or “Master Fund”) is to track the performance of the S&P SmallCap 600 Index (“Index”) to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL Mellon Master Funds Mellon Investments Corporation (Unaudited)

JNL Bond Index Fund

Total Return
Class I†
1 Year	5.49%
Since Inception	-2.94
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Emerging Markets Index Fund

Total Return
Class I†
1 Year	9.87%
Since Inception	-6.96
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL International Index Fund

Total Return
Class I†
1 Year	17.83%
Since Inception	1.68
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Mellon Master Funds Mellon Investments Corporation (Unaudited)

JNL Mid Cap Index Fund

Total Return
Class I†
1 Year	16.32%
Since Inception	2.01
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Small Cap Index Fund

Total Return
Class I†
1 Year	16.08%
Since Inception	0.67
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Alternative Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	11.24%	1 Year	11.55%
5 Year	3.75	5 Year	4.06
Since Inception	2.08	Since Inception	2.81
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	13.0%
Non-U.S. Government Agency ABS	12.0
Communication Services	11.5
Information Technology	8.7
Health Care	8.1
Industrials	6.4
Consumer Discretionary	5.3
Consumer Staples	3.7
Materials	3.6
Energy	2.6
U.S. Government Agency MBS	2.5
Government Securities	1.8
Real Estate	0.8
Utilities	0.7
Other Equity Interests	0.5
Warrants	-
Rights	-
Investment Companies	(3.3)
Other Short Term Investments	22.1
Securities Lending Collateral	-
Net Long (Short) Investments	100.0%

For the year ended December 31, 2023, JNL Multi-Manager Alternative Fund outperformed its primary benchmark by posting a return of 11.24% for Class A shares compared to 4.42% for the Wilshire Liquid Alternative Index.

The JNL Multi-Manager Alternative Fund seeks to achieve its investment objective by allocating among a variety of alternative strategies managed by unaffiliated investments managers (“Sub-Advisers”). Each of the Sub-Advisers may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s alternatives investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser.

The Fund outperformed due to strength of several of the sleeves in the Fund’s equity hedged and relative value strategies. Loomis (+34.03%) was the top performing strategy across the Fund. KAR (+18.24%), DoubleLine (+9.87%), Lazard (+7.92%), and Westchester (+5.85%) all outperformed the benchmark and added to Fund results. Boston Partners (+6.37%) and FPA (+20.90) both trailed their respective benchmarks which hurt return relative to the benchmark.

Boston Partners Global Investors, Inc. (“Boston Partners”)

For the Fund’s allocation to equity long/short strategies, Boston Partners pursues a multi-faceted strategy that invests in a long-short portfolio of equity securities and total return swaps with equity like characteristics designed to provide exposure to emerging markets. At December 31, 2023, the Fund’s allocation to this strategy was 9.87%.

During 2023 the strategy had an average net exposure of 39%; the long strategy returned 22.20%; and the short strategy returned 19.12%. Stock selection aided the long strategy’s relative performance in financials, consumer discretionary, information technology (“IT”), and health care. Shares of Banco do Brasil SA rose as the company has been increasing net interest income. E-commerce platform StoneCo Ltd. rose on future growth trajectory plans. Indian automotive stocks Mahindra & Mahindra Limited and Bajaj Auto Limited rose as the long term fundamentals of the Indian market are promising as consumers increasingly buy motor vehicles. In IT, outperformance was led by semiconductor and semi equipment positions which benefitted from the Artificial Intelligence (“AI”) mania. Offsetting detractions came from consumer staples, where Proya Cosmetics Co., Ltd. and Tech-Bank Food Co., Ltd. declined.

The short strategy rose in price more than the Index, thus detracting from relative performance. Shorted semiconductor related stocks were among the biggest detractors. During COVID-19, there was a big shortage of semi stocks, which led to record price hikes for semi chips. Over the past year, supply of semi chips has steadily increased. We believe that semiconductor valuations have peaked and have recently seen firms guide earnings estimates down. Regardless of this economic backdrop, semiconductor stocks performed well in the year, primarily due to new demand from AI.

At year end, the benchmark net traded at 11.5 time 2024 earnings consensus. The long strategy traded at 11.3 times 2024 earnings consensus. Over time, we expect our long-strategy and short-strategy to converge, as mid cap and small cap stocks with attractive characteristics (value momentum quality) rerate upwards; and stocks with poor characteristics disappoint the high expectations embedded in their share prices. As always, the strategy remains well positioned with attractive valuations, solid fundamentals, and identifiable catalysts.

DoubleLine Capital LP (“DoubleLine”)

At December 31, 2023, the Fund’s allocation to this strategy was 15.04%.

The strategy’s outperformance was driven by its overweight allocation to structured credit sectors relative to the benchmark, as credit spreads broadly tightened during the year. Despite generating a positive return in 2023, fixed income was overshadowed by a massive equity rally that few saw coming. Many market participants expected a U.S. recession where traditional fixed income would outperform riskier credit. However, the recession did not materialize, and riskier credit rallied as investors shrugged off a regional banking crisis, debt ceiling worries, and geopolitical tensions, albeit not without some short term volatility in markets. Through October, traditional fixed income returns were modestly negative, but strong November and December returns flipped many fixed income sectors positive for the year. The largest contributors

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

to performance were non-agency residential mortgage-backed securities and collateralized loan obligations. The strategy holds sizable allocations to subordinated segments of the capital structure in both sectors, and these high carry bonds experienced the most significant spread tightening. Emerging market debt, commercial mortgage-backed securities, and high yield corporates also contributed to performance due to the spread tightening seen during the year, particularly in the last two months of the year. The only sector to detract from performance was asset-backed securities as some riskier bonds in the consumer and aircraft subsectors underperformed.

First Pacific Advisors, LP (“First Pacific”)

For the Fund’s allocation to the contrarian value equity long/short strategy, First Pacific invests in common and preferred stocks, convertible securities and corporate, high-yield and government debt. At December 31, 2023, the Fund’s allocation to this strategy was 11.57%.

The top five contributors among the strategy’s holdings, which were long positions in Meta Platforms, Inc., Alphabet Inc., Holcim AG, Broadcom Inc., and Amazon.com, Inc., contributed most of the strategy’s absolute return for the year. Conversely, equity positions in International Flavors & Fragrances Inc., NEXON Co., Ltd., FirstEnergy Corp., and Signature Bank, along with McDermott International, Ltd., comprised the largest detractors for the strategy.

International Flavors & Fragrances Inc. missed financial targets and lowered guidance for 2023, which, along with the delays in the company's efforts to reduce its debt load, led to a significant decline in its stock price. The Fund added to the strategy’s position during 2023, as we view much of the company's business as resilient and high quality, while we believe the company's debt should prove manageable considering its low cost and long duration.

Broadcom Inc. has been a holding for just short of five years. At the time of the original purchase, the company was primarily focused on driving organic growth in its existing semiconductor franchises and acquiring new ones when the opportunity presented itself. As potential acquisition candidates in the industry became scarce, management, led by highly regarded Hock Tan, pivoted to set their sights on the software industry, culminating in several acquisitions. After multiple discussions with senior management, we found ourselves comfortable with the company's new strategy after reexamining the investment implications. We are glad we did, as we think it would be an understatement to say that Broadcom Inc. has only strengthened over the past five years, improving operating margins, aggressively repurchasing shares, and increasing the dividend, all the while continuing to execute its merger and acquisition strategy flawlessly. 2023 saw a sharp rally in global equities after 2022’s challenging climate, especially for growth focused businesses. With the U.S. Federal Reserve seemingly easing its stance on aggressive monetary tightening, coupled with a strong economy, the market rallied to close slightly higher than where investors started in 2022. Led by strong performance in the tech space on the back of market expectations of potential rate cuts in 2024, the strategy’s long equity portfolio posted favorable absolute returns. As global stocks and distressed debt are beginning to look expensive yet again, we maintain ample liquidity for future opportunities should the market afford us the opportunity to uncover securities with a margin of safety.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

At December 31, 2023, the Fund’s allocation to this strategy was 10.66%.

The investment objective of the strategy is to leverage the firm’s high quality investment philosophy to create an alternative strategy that has equity like returns with less downside risk.

In the long strategy, poor stock selection and an underweight in information technology and consumer discretionary detracted from performance. Good stock selection in industrials and consumer staples contributed positively to performance.

The biggest contributors to performance were long positions in Primerica, Inc. and Lennox International Inc. Primerica's continued growth in its sales force and normalizing claims expense following the pandemic have offset above average lapse rates and supported healthy growth and profitability. Lennox International Inc.'s shares outperformed due to solid execution in reinvigorating its commercial HVAC business which saw notable improvements in growth and profitability over the past several quarters, mitigating some of the weakness in residential HVAC. We also believe that improving financial performance has driven investor optimism around the overall business strategy under new leadership. Other top contributors included a long position in Alphabet Inc., Lamb Weston Holdings, Inc., and Old Dominion Freight Line, Inc.

The biggest detractors to performance were a long position in Silk Road Medical, Inc. and a short position in a transportation service company. Silk Road Medical, Inc. reported weak numbers, confirming fears that the business was seeing increased competition from other methods, as well as stubbornly low adoption among trained physicians. The company's CEO stepped down and the strategy exited the position as the company’s competitive position was not as strong as anticipated. Other bottom contributors included short positions in a tax preparation company, a real estate brokerage, and a manufacturer of commercial duty automatic transmissions and hybrid propulsion systems.

The strategy does not invest in derivatives.

Lazard Asset Management LLC (“Lazard”)

For the Fund’s allocation to the relative value strategy, Lazard invests in convertible securities, preferred securities, equity and debt, with the objective of current income, long-term capital appreciation and principal protection. At December 31, 2023, the Fund’s allocation to this strategy was 15.02%.

Positively contributing to returns in 2023 were carry, volatility yield, and special situations. Net carry (coupon, net of dividend and finance cost) averaged approximately 3.3% throughout the year. Volatility yield, the return associated with the dynamic hedging and rehedging of the equity underlying the convertible, was a consistent, positive contributor despite equity volatility remaining muted for much of the year, with the VIX finishing the year in the 13th percentile. Special situations added to returns in each quarter throughout the year, as convertible issuers looked to address their capital structure needs by repurchasing debt and/or extending maturities (i.e. buybacks and exchange offers). Strategy level equity hedges, implemented using ETFs and options on the Nasdaq 100, Russell 2000, and S&P 500, were a small positive contributor for the year.

The leading detractor for the year was the convertible basis cheapening mainly driven by two factors. A reduction in volatility inputs throughout the year and a supply and demand associated with long only selling. Year over year, the team reduced volatility assumptions across the book by approximately 20% as equity volatility contracted throughout much of the year, with the VIX remaining between 12-16 for much of the second half of 2023. Strategy level credit hedges were a small detractor for the year as well, as high yield spreads tightened.

As we look forward to 2024, the absolute value proposition, associated with the sources of return to the strategy (carry, pull to par, and volatility yield), remains attractive with low

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

double digit return potential. Special situations activity is expected to remain elevated as issuers look for non-traditional ways to address their capital structures and attend to the upcoming maturity wall in the next 2 to 3 years. The team expects issuance to remain at or above historical averages, with more cross over issuers seeking the convertible market, given elevated interest rates. Additionally, with equity volatility near historical lows, the team remains well positioned to take advantage of any mean reversion.

Loomis, Sayles & Company, L.P. (“Loomis”)

For the Fund’s allocation to the relative equity long/short strategies, Loomis invests in equity securities of all market capitalization. At December 31, 2023, the Fund’s allocation to Loomis was 18.20%.

Long positions in Meta Platforms, Inc, Amazon.com, Inc., Tesla Inc., Alphabet Inc., and The Boeing Company were top contributors to performance. The short sleeve overall detracted from performance and partially offset positive absolute performance for the strategy during the year. The sleeve continues to provide the net exposure profile we desire and continues to contribute positively to long-term alpha. During the year, in the long sleeve we added to the existing positions in Adyen N.V., Block, Inc., and Doximity, Inc. The strategy trimmed its existing position in Novartis AG. In the short sleeve we covered three positions.

The strategy’s objective is to generate attractive long-term absolute positive returns regardless of market direction by capturing long and short alpha insights in a hedged vehicle to deliver equity like returns with below market beta and volatility. We continue to take a conservative long biased approach that retains cash proceeds from short sales which results in a typical net exposure range of 40-60%. As of December 31, 2023, the strategy’s net exposure is 63.3%.

Westchester Capital Management, LLC (“Westchester”)

For the Fund’s allocation to the merger arbitrage and event driven strategy, Westchester employs a merger arbitrage strategy that invests in common stock, preferred stock, corporate debt, derivatives, total return swaps and contracts for differences and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. At December 31, 2023, the Fund’s allocation to this strategy was 16.41%.

Looking at the year, 2023 presented a mixed picture of the mergers & acquisitions (“M&A”) landscape, especially considering the challenges faced in the previous year. Given the difficult conditions in 2022, it was no surprise that merger activity began in a subdued manner. Rising rates, increased financing costs (particularly relevant to private equity deals), ongoing geopolitical tensions, and a potential banking crisis in the first quarter contributed to a more cautious approach by company boards toward corporate reorganizations, particularly in the first half of the year.

However, as the year progressed, CEO confidence improved noticeably. This positive shift was aided by greater transparency and predictability in the regulatory environment. Several high profile transactions, including Horizon Pharmaceuticals/Amgen Inc., Activision/Microsoft Corporation, and VMware, Inc./Broadcom Inc., were completed despite initial regulatory pushback, boosting confidence in the market. This positive development paved the way for a solid second half of the year, with M&A volume reaching over $1.7 trillion, out of the total global value of $3.1 trillion for the entirety of 2023.

There are several noteworthy attributes both domestically and internationally. North America continued to be a driving force in merger activity, accounting for a record 58% of global volume in 2023. This rebound was primarily propelled by strategic (as opposed to financially driven) transactions, with deals over $20 billion accounting for a record 28% of the total volume alone, as reported by Dealogic.

The strategy posted a 2.36% gain in the fourth quarter, resulting in a 5.85% return year to date. Merger arbitrage can also be considered as a bond diversification strategy given its historically low correlation to both stocks and bonds, with volatility like that of a short to medium term bond. As a comparison, the U.S. 3-month Treasury Bill returned 5.01% during the 2023 calendar year.

While macro factors influence the strategy, the investment returns are almost exclusively driven by outcomes of corporate events. The top contributors were Special Purpose Acquisition Companies (+1.83%), Activision Blizzard, Inc./Microsoft Corporation (+0.75%), and Seagen Inc./Pfizer Inc. (+0.67%). During this year, the most significant losers were First Horizon Corporation/ The Toronto-Dominion Bank (-2.29%), Silicon Motion, Inc./MaxLinear, Inc. (-0.73%), Euronav/Frontline PLC (-0.28%). The strategy ended the year with 45 positions and was approximately 88% invested.

Looking ahead to 2024, we are optimistic about the continued increase in merger activity. The biggest challenge to M&A is uncertainty, but with more clarity in the regulatory environment and a positive track record of wins in the courtroom, strategic players are expected to ramp up their acquisition activity both here and abroad. Additionally, as the economic outlook stabilizes, the mismatch in price expectations between buyers and sellers will likely narrow, and the $1.8 trillion in cash on corporate balance sheets provides ample buyer power. Moreover, private equity sponsors face pressure to monetize their assets, with a record $1.5 trillion in dry powder in North America alone, and the catalysts for activism will continue to persist. With a more predictable cost of capital and ongoing pressure to look for growth opportunities to keep up with the speed of innovation across all industry groups, we anticipate an increase in corporate activity in 2024, a trend we have already begun to see in the first few weeks of the new year.

Western Asset Management Company, LLC (“Western Asset”)

At December 31, 2023, the Fund’s allocation to this strategy was 0.00%. Effective November 30, 2023, Western was removed as a Sub-Adviser to JNL Multi-Manager Alternative Fund.

Duration and yield-curve positioning was the most significant detractor on a net basis mainly because of overall long U.S. duration. Japanese and UK duration positioning also detracted albeit to a lesser extent, while German duration positioning was beneficial for returns. Emerging markets (“EM”) debt was the most significant contributor to performance during the year, driven mainly by local currency sovereign exposures in Brazil and Poland. Investment grade credit was a contributor, driven by exposure to credit default swaps (“CDX”), energy, financials, and consumer noncyclical. Mortgage and asset-backed securities also had a positive impact, driven by exposure to collateralized loan obligations. Overall foreign exchange (“FX”) positioning was a detractor. The negative contribution from developed markets FX was driven mainly by Japanese Yen and Australian Dollar exposures, while the positive contribution from EM FX was driven mainly by Mexican Peso exposure. High-yield exposure was a modest detractor as the negative impact of Credit Suisse AT1 exposure was partially offset by energy, consumer cyclicals and CDX, which added to returns over the year.

The strategy used several derivative instruments to implement its positioning. Eurodollar, Euribor, SONIA, SOFR and Federal Fund futures, futures on U.S., German, Japanese and UK Treasuries, options on Eurodollar, SOFR, U.S. and

JNL Multi-Manager Alternative Fund Jackson National Asset Management, LLC (Unaudited)

German Treasury futures, as well as U.S., UK, Brazilian and Mexican interest rate swaps and UK inflation swaps, were used to manage duration/curve positioning. Currency forwards, futures and options were utilized to manage currency positioning. Index CDX and single name CDX were used to tactically manage the strategy’s sector exposures. Derivatives were a net detractor from performance over the year.

JNL Multi-Manager Emerging Markets Equity Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Emerging Markets Equity Fund

Average Annual Total Returns
Class A		Class I
1 Year	10.11%	1 Year	10.47%
5 Year	1.42	5 Year	1.72
10 Year	0.35	10 Year	0.60

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

KAR, T. Rowe, Wellington and WCM assumed portfolio management responsibility on April 27, 2020.

Composition as of December 31, 2023:
Information Technology	21.0%
Financials	20.3
Industrials	13.9
Consumer Discretionary	11.8
Communication Services	7.5
Consumer Staples	7.2
Materials	6.7
Health Care	3.0
Energy	2.6
Real Estate	2.0
Utilities	1.2
Investment Companies	0.1
Rights	-
Other Short Term Investments	2.5
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL Multi-Manager Emerging Markets Equity Fund underperformed its primary benchmark by posting a return of 10.11% for Class A shares compared to 11.51% for the Morningstar Emerging Markets Index (Net).

The JNL Multi-Manager Emerging Markets Equity Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a variety of emerging market equity strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

The Fund underperformed the benchmark during the year due to underperformance from two out of its four underlying strategies. T. Rowe (+12.62%) outperformed based on strong stock selection while KAR’s (+24.02%) overweight to Industrials and none holding of energy were additive. WCM (+5.74%) underperformed because of poor stock selections in the year, especially in consumer discretionary and information technology. Wellington (+4.70%) posted the worst returns of the sleeves as poor stock selection in Chinese names such as Meituan and China Tourism Group Duty Free Corporation Limited were a drag on performance.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

At December 31, 2023, the Fund’s allocation to this strategy was 24.38%.

The investment objective of the strategy is to achieve a return meaningfully above that of the benchmark and to achieve this return objective with a strategy that exhibits lower overall risk characteristics.

Stock selection was strong in communication services, consumer discretionary, and financials and underweights to consumer discretionary and real estate contributed to relative outperformance. Conversely, stock selection was challenged in consumer staples, industrials, and information technology and an overweight to communication services detracted from relative results. From a geographic perspective, poor stock selection in South Korea and Taiwan and an underweight to India detracted from performance. Good stock selection in Europe ex. U.K. (Lithuania and Poland) and good stock selection and an overweight in Latin America (Brazil and Mexico) contributed positively to performance.

The biggest contributors to performance were Baltic Classifieds Group and Grupa Pracuj Spolka Akcyjna. Baltic Classifieds Group is the leading online classifieds group in the Baltics. The company’s share price had declined sharply in early in 2022 following the Russian invasion of Ukraine. Since that time, Baltic Classifieds Group has continued to generate strong growth in revenues and earnings. Over the course of 2023, the company continued to report excellent results and the shares reacted positively. Grupa Pracuj is a leading online job portal in Poland. After underperforming last year, the company has been performing better this year with its business fundamentals showing resilient results despite a weaker macroeconomic backdrop. Other top contributors included Tegma Gestao Logistica S.A., Qualitas Controladora, S.A.B. de C.V., and Oracle Financial Services Software Limited.

The biggest detractors to performance were Saramin Co., Ltd. and NICE Information Service Co., Ltd. Saramin Co., Ltd. is the leading online job portal operating in South Korea. After two years of strong demand, hiring demand in Korea declined in 2023 and results showed year over year declines. This was well anticipated and Saramin Co., Ltd. has been underperforming for about a year now. The competitive position remains strong, and we believe the business will start growing again once the weak hiring cycle turns. Nice Information Service CO., Ltd. is the leading credit bureau business in South Korea. The company’s underperformance in 2023 was primarily driven by the weakness in its business. As interest rates rose, credit demand has been subdued and the company’s business struggled to show meaningful growth. Other bottom contributors included Carlsberg Brewery Malaysia Berhad, Muti Commodity Exchange of India, and WebCash Co., Ltd.

The strategy does not invest in derivatives.

T. Rowe Price Associates, Inc. (“T. Rowe”)

At December 31, 2023, the Fund’s allocation to this strategy was 30.15%.

Stock selection drove both sector and country returns. The stock choices in financials significantly contributed to relative returns

JNL Multi-Manager Emerging Markets Equity Fund Jackson National Asset Management, LLC (Unaudited)

(OTP Bank Nyrt) following consensus beating results of banks which benefited from the rate hike cycle while stock selection in materials (Grupo Mexico, S.A.B. de C.V.) added value as the conglomerate with interest in copper mining delivered strong free cash flow and higher dividend in the third quarter. On the other hand, energy hampered returns due to our stock choices (China Oilfield Services Limited).

At the country level, China was a source of strength due to stock selection (Weichai Power Co., Ltd.). Lack of exposure to Meituan helped as the company warned of a slowdown in its core delivery business amid intensifying competition. Conversely, the underweight in Taiwan was the main detractor, offsetting the impact of favorable stock selection. Technology oriented Taiwan outperformed driven by the enthusiasm about artificial intelligence and signs of improving hardware demand.

The five largest purchases during the year were Alibaba Group Holding Limited, Banco Bradesco S.A., Focus Media Information Technology Co., Ltd., SK Hynix Inc., and Saudi Basic Industries Corporation.

The five largest sales during the year were: American Beverage Co Ambev, Kangwon Land, Inc., Inner Mongolia Yili Industrial Group Co., Ltd., Baidu, Inc., and GRUMA S.A.B. de C.V.

As of December 31, 2023, at the sector level, the strategy was overweight the benchmark in real estate, consumer staples, and industrials while it was underweight communication services and information technology. China was the biggest absolute exposure. The country and sector weightings are the residual of the bottom up stock selection process and typically reflect where the strategy manager is finding compelling investment opportunities at the individual company level.

We remain constructive toward emerging markets (“EM”), which we believe will grow faster than their developed market counterparts. Expectations of interest rate cuts will serve as a positive catalyst. Moreover, we believe that capital spending in EM will increase in response to the capacity requirements needed to achieve the decarbonization of industries and address the impact of deglobalization. The rebuilding of supply chains and transition to green energy could benefit companies in financials and industrials. We believe that certain commodities and value focused sectors will gain from the renewable energy transition.

Geopolitical friction is driving changes in global supply chains and may lead to a multiyear investment cycle. Deglobalization is prompting many U.S. and European companies to shift their sourcing strategies as they seek to reduce transport costs and their environmental footprint. Moreover, infrastructure spending is long overdue after years of underinvestment from companies and governments since the 2007 to 2008 global budgetary crisis, when the focus was on repairing balance sheets.

In China, we also believe that the high excess household savings rate will gradually likely benefit travel related, insurance, and electric vehicles related companies, which could become attractive investments as domestic demand improves. Valuations remain undemanding in China when compared to historical levels.

WCM Investment Management, LLC (“WCM”)

At December 31, 2023, the Fund’s allocation to this strategy was 28.59%.

Attribution analysis reveals that the majority of the strategy’s underperformance can be attributed to stock selection.

From a sector allocation perspective, information technology (overweight) was the largest positive contributor to the relative performance, followed by communication services (underweight) and materials (underweight). On the other hand, energy (no weight) detracted from our relative performance, as did consumer staples (overweight) and health care (overweight).

Looking at stock selection, consumer staples (Fomento Economico Mexicano, S.A.B. de C.V. - ADR, Dino Polska Spolka Acyjna, Wal - Mart de Mexico, S.A.B. de C.V.) was the best performing sector relative to the benchmark, followed by industrials (Grupo Aeroportuario del Sureste, S.A.B. de CV - ADR, Bharat Electronics Limited, Grupo Aeroportuario del Centro Norte S.A.B. de C.V.) and financials (Nu Holdings Ltd., Qualitas Controladora, S.A.B. De C.V., TCS Group Holding PLC - GDR). On the flipside, consumer discretionary (Li Ning Company Limited, Naspers Limited, Coupang, Inc.) was the worst performing sector relative to the benchmark, followed by information technology (Xiamen Faratronic Co., Ltd., Endava PLC - ADR, Silergy Corp.) and materials (UPL Limited, Sunresin New Materials Co., Ltd., PI Industries Limited).

Wellington Management Company, LLP (“Wellington”)

At December 31, 2023, the Fund’s allocation to this strategy was 16.18%.

Security selection was the primary driver of relative underperformance. Selection within consumer discretionary, materials and health care drove weak relative results. This was partially offset by selection in communication services.

Top detractors from relative performance during the year included Contemporary Amperex Technology Co., Limited (industrials), China Merchants Bank Co., Ltd. (financials), and Meituan (consumer discretionary). Top relative contributors to performance during the year included the positions in Larsen and Toubro Limited (Industrials), Taiwan Semiconductor Manufacturing Company Limited (information technology), and Nanya Technology Corporation (information technology).

The largest purchases during the year included initiating positions in HDFC Bank Limited (information technology), Larsen and Toubro Limited (industrials), and Shinhan Financial Group Co., Ltd. (financials). The largest sales during the year included eliminating the positions in Hon Hai Precision Industry Co., Ltd. (information technology) and China Resources Beer (Holdings) Company Limited (consumer staples) and a trim to the exposure in Taiwan Semiconductor Manufacturing Company Limited (information technology).

At the end of the year the strategy was most overweight Brazil, China, Hong Kong, and Thailand. The largest underweights were to Saudi Arabia, United Arab Emirates, and Malaysia. As a reminder, country weights are not explicitly targeted and are a fallout of bottom-up stock selection.

Derivatives were not utilized during the year.

JNL Multi-Manager International Small Cap Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager International Small Cap Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	22.47%	1 Year	22.84%
5 Year	11.39	5 Year	11.72
Since Inception	6.24	Since Inception	6.56
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	23.4%
Industrials	19.3
Financials	16.1
Consumer Discretionary	12.2
Health Care	4.9
Materials	4.3
Communication Services	4.2
Energy	4.0
Consumer Staples	3.7
Real Estate	2.7
Utilities	2.4
Investment Companies	0.4
Other Short Term Investments	1.7
Securities Lending Collateral	0.7
Total Investments	100.0%

For the year ended December 31, 2023, JNL Multi-Manager International Small Cap Fund outperformed its primary benchmark by posting a return of 22.47% for Class A shares compared to 15.16% for the Morningstar Global ex-US Small Cap Target Market Exposure Index (Net).

The JNL Multi-Manager International Small Cap Fund seeks to achieve its investment objective by allocation to international small capitalization strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

All four sleeves in the Fund outperformed the benchmark during the year. Causeway’s strong selection of securities including Wistron Corporation, KPIT Technologies Ltd., and Gigabyte Technologies Co., Ltd in information technology propelled it to being the top performing sleeve during the year (+28.29%). Selection in financials, communications services, and energy were areas of strength for WCM (+23.32%). Baillie Gifford (+17.84%) outperformed during the year mainly as a result of overweighting information technology stocks.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

Baillie Gifford & Co. (“Baillie Gifford”)

At December 31, 2023, the Fund’s allocation to Baillie Gifford was 27.59%.

What encouraged us as we entered 2023 was that throughout the darkest hours of 2022, most of the Fund’s holdings, even those that had seen their share prices suffer, continued to perform well operationally. We are reassured to see the operational resilience we saw in 2022 feed through into a positive relative return for 2023.

We remain enthused by the signs of recovery and expect that as macro pressures ease the operational strength of the strategy’s holdings should increasingly translate to strong share price returns. One trend we have mixed feelings about is acquisitions of the holdings, of which three were announced during the year. These deals have sensible rationale and importantly come with significant share price premia; nevertheless, we would prefer to keep hold of companies for the long term in general.

The investment objective of the strategy is long term capital appreciation. The strategy seeks to meet this objective by investing in international smaller companies with excellent and underappreciated long term growth potential. It invests with a long term investment horizon and the ability to look through short term volatility. This presents an opportunity to capture these immature companies’ significant upside potential about profit growth and, ultimately, share price appreciation.

The strategy does not use derivatives.

Small cap remains an out of favor asset class and there remains a strong preference for certainty in markets. Over the long term we believe it is the willingness to embrace appropriate risk for potentially asymmetric returns that defines successful small cap investing. We remain convinced that the strategy contains some of the very best small businesses operating in international markets today, businesses that offer remarkable upsides for patient investors.

Furthermore, we are extremely excited by the opportunities on offer in equity markets going into 2024. The upside to small cap share price recovery lagging larger peers, as it has done recently, is that it leaves the door open for us to find compelling, mispriced investment opportunities. We remain optimistic that these will continue to drive long term performance for years to come.

Causeway Capital Management LLC (“Causeway”)

At December 31, 2023, the Fund’s allocation to Causeway was 44.63%.

The strategy’s strong return of 28.29% gross of fees was generated by holdings in information technology, financials, and industrials. The strategy’s holdings in communication services and energy, as well as an overweight position in energy, offset a portion of the performance. The top contributor was technology products company, Wistron Corporation. Additional top contributors included electrical power financier, Power Finance Corporation Limited, and import and export resource company, Posco International Corporation. The top detractor was online consumer finance platform, FinVolution Group - ADR. Other top detractors included coal mine operator, Whitehaven Coal Limited, and metal concentrates producer, Aurubis AG.

To evaluate stocks in our investable universe, our multi-factor quantitative model employs four bottom-up factor categories – valuation, earnings growth, technical

JNL Multi-Manager International Small Cap Fund Jackson National Asset Management, LLC (Unaudited)

indicators, and competitive strength – and two top-down factor categories assessing macroeconomic and country aggregate characteristics. Valuation, earnings growth, and competitive strength factors delivered positive returns in 2023, and technical indicators slightly underperformed. Our macroeconomic factor category delivered positive returns in 2023 and the country aggregate factor category delivered a negative return in the year.

Though we analyze many different stock selection factors in our alpha model, value factors receive the largest weight on average. Even if the U.S. Federal Reserve is finished hiking policy rates, interest rates are likely to remain elevated for some time, and a higher cost of capital should translate into a continued preference for value stocks. As of the end of December, the MSCI ACWI ex USA Small Cap Growth Index traded at a 16.9x forward price to earnings multiple compared to 10.1x for the MSCI ACWI ex USA Small Cap Value Index, a 68% premium. We believe another attractive feature of international small caps is that they exhibit greater valuation dispersion than large caps on both a forward earnings yield and B/P basis.

WCM Investment Management LLC (“WCM”)

At December 31, 2023, the Fund’s allocation to WCM was 27.78%.

Attribution analysis reveals that the majority of the strategy’s outperformance can be attributed to stock selection.

From a sector allocation perspective, information technology (overweight) was the largest positive contributor to the relative performance, followed by real estate (underweight) and materials (underweight). On the other hand, health care (overweight) detracted from the relative performance, as did communication services (overweight).

Looking at stock selection, financials (Qualitas Controladora, S.A.B. De C.V., Wise PLC, M&A Research Institute Inc.) was the best performing sector relative to the benchmark, followed by communication services (Baltic Classifieds Group PLC, Hemnet AB, Scout24 SE) and health care (JEOL Ltd., Stevanato Group Societa’ Per Azioni, medmix AG). On the flipside, industrials (Hensoldt AG, Visional, Inc., Nihon M&A Center Holdings Inc.) was the worst performing sector relative to the benchmark, followed by consumer discretionary (Campus Activewear Ltd., Ariston Holding NV, Lovisa Holdings Limited) and information technology (Xiamen Faratronic Co., Ltd., Endava PLC - ADR, CI&T Inc).

JNL Multi-Manager Mid Cap Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Mid Cap Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	12.33%	1 Year	12.64%
5 Year	11.45	5 Year	11.78
Since Inception	10.04	Since Inception	9.39
‡Inception date September 19, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Nuance was added as an additional Sub-Adviser on April 27, 2020. KAR was added as an additional Sub-Adviser on April 25, 2022.

Composition as of December 31, 2023:
Industrials	18.1%
Information Technology	15.6
Financials	14.8
Health Care	14.7
Consumer Staples	10.9
Consumer Discretionary	8.9
Real Estate	4.3
Utilities	3.8
Materials	3.6
Energy	2.2
Communication Services	1.0
Other Short Term Investments	1.9
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL Multi-Manager Mid Cap Fund underperformed its primary benchmark by posting a return of 12.33% for Class A shares compared to 16.24% for the Morningstar U.S. Mid Cap Index.

JNL Multi-Manager Mid Cap Fund seeks to achieve its investment objective by allocation amount a variety of mid capitalization growth and value strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

The Fund underperformed the benchmark as four of the five sleeves trailed their respective benchmarks. KAR (+22.69%) was the only sleeve to outperform its benchmark during the year. Champlain (+16.70%) and Nuance (+7.59%) were the biggest relative detractors while Victory (+10.84%) and ClearBridge (+14.12%) only slightly underperformed their benchmarks. Selection in consumer discretionary was an area of weakness for both Champlain and ClearBridge in the year. Significantly overweighting consumer discretionary and health care detracted from the relative performance of Nuance. Stock selection in industrials and consumer discretionary were a drag on the relative performance of Nuance.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

Champlain Investments Partners, LLC (“Champlain”)

At December 31, 2023, the Fund’s allocation to Champlain was 28.09%.

During the first half of the year, stock selection was a meaningful drag, including the strategy’s first complete failure in its history with SVB Financial Group. Notwithstanding, the strategy was ahead of the benchmark after the second quarter. While the back half of the year was notably defined by the market's reaction to the class of weight loss drugs known as GLP-1s and expectations for a U.S. Federal Reserve pivot, it was primarily this strategy’s holdings in consumer oriented businesses that significantly detracted from the year’s relative performance. This was due to both stock specific issues within specialty retail, and the strategy’s limited exposure to the more cyclical industries within the sector including hotels, restaurants and leisure, and household durables. Additionally, this strategy’s all weather industrial holdings underperformed the benchmark’s industrials which includes the very cyclical industries the investment process excludes. There were some bright spots, most notably the historically strong 65% return in information technology (“IT”) which benefited both from strong stock selection in software and IT services, and the Artificial Intelligence tailwind, with positive contribution from the allocation overweight of the outperforming software, IT services, and technology hardware, storage & peripherals industries. The strategy’s financials holdings also underperformed for the full year, mostly attributed to the previously mentioned failure of SVG Financial Group.

Despite the continued headwinds that the investment process has encountered recently and over the three year period, we continue to high grade this strategy’s holdings with a significant focus on all-weather business models, high returns (Gross Profitability), pricing power, efficient capital allocation, and problem solving companies as well as those that make necessary or helpful products. Though monetary and fiscal policy have rewarded cyclical and lower quality business models in recent years, we expect shares of high quality companies that are under indexed to energy, labor, and capital will win the coming decade on a real return basis as some form of debt monetization diminishes the purchasing power of the U.S. Dollar.

ClearBridge Investments, LLC (“ClearBridge”)

At December 31, 2023, the Fund’s allocation to ClearBridge was 7.39%.

The strategy underperformed its benchmark over the year ended December 31, 2023, due to overall stock selection. Relative to the benchmark, stock selection in information technology (“IT”), consumer discretionary, financials, materials, utilities and real estate, and an overweight allocation to consumer staples detracted from performance. The impact of the downdraft in financials in the Spring of 2023 significantly hurt the performance of the strategy and we were unable to make up for that over the remainder of the year. Conversely, stock selection in consumer staples, industrials, health care, energy, and communication services, an overweight allocation to industrials and underweight to utilities benefited performance.

JNL Multi-Manager Mid Cap Fund Jackson National Asset Management, LLC (Unaudited)

Stock selection in IT was the leading detractor from relative performance during the year. Several holdings, such as critical event management software company Everbridge, Inc., faced headwinds stemming from elongated sales cycles as economic uncertainty delayed customer purchases. Conversely, stock selection in consumer staples was the largest contributor to relative performance, with cosmetics and prestige fragrance company Coty Inc. and convenience store operator Casey’s General Stores, Inc. generating positive returns as they continued to execute on their strategic plans and improvements.

The banking crisis in March resulted in a retreat in both Western Alliance Bancorporation and First Republic Bank’s share prices, making them the two worst performing holdings and substantial detractors from overall performance in the year. However, we moved swiftly to exit these positions and added high quality super regionals, such as The PNC Financial Services Group, Inc. and U.S. Bancorp, which are likely to be long term beneficiaries of deposit reshuffling. We also are not certain the worst is over for regional banks, so we prefer the strongest balance sheets.

Although the optimism surrounding the soft landing narrative has helped embolden the market, the last year also proved how quickly investor sentiment can change. We firmly believe that our process of building a strategy of high quality companies with strong balance sheets and long term growth of earnings and free cash flow will help us to successfully navigate whatever challenges 2024 brings.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

At December 31, 2023, the Fund’s allocation to KAR was 17.88%.

The investment objective of the strategy is to achieve a return meaningfully above that of the benchmark and to achieve this return objective with a strategy that exhibits similar risk characteristics.

Strong stock selection in consumer discretionary and consumer staples and an overweight to information technology contributed to relative outperformance. Stock selection was challenged in health care and industrials while an overweight to consumer staples detracted from relative results.

The biggest contributors to performance were Fair Isaac Corporation and Celsius Holdings, Inc. Fair Isaac Corporation’s shares outperformed as the company saw an improving trajectory in sales volumes as it worked through disruptions resulting from price increases and the discontinuation of sales to Russia and Belarus. We believe these price increases have also led to progress in restoring profitability towards management’s targets, although more work still needs to be done. Celsius Holdings, Inc.’s shares experienced significant outperformance over the last year driven by expanding distribution and consumption as well as the bankruptcy of a notable competitor. We believe the biggest highlight was the landmark distribution deal with a multinational beverage corporation that took an ownership stake and a board seat and finally, after years of trying, found a path to successfully break into the energy drink category. Our view is that Celsius has room to grow in the U.S. and is starting to expand distribution internationally. Other top contributors included MercadoLibre S.R.L, Goosehead Insurance, Inc., and Gartner, Inc.

The biggest detractors to performance were Signature Bank and Paycom Software, Inc. Signature Bank’s largely uninsured deposit base that had exposure to venture capital and digital asset customers left it in a precarious position after the collapse of Silicon Valley Bank. Preemptively, regulators shut down the banks and orchestrated a sale of most of the deposits to New York Community Bancorp, Inc., which left the equity with no intrinsic value. Paycom Software, Inc.’s BETI product is a self-service payroll tool that allows employees to review pay for accuracy prior to running payroll which helps reduce errors and saves human resource and accounting teams hours of labor each pay period. This company’s strategy missed revenue estimates due to some errors occurring in BETI, which guided shares down for the year. Over time, we believe the company should be able to effectively monetize BETI. Other bottom contributors included Silk Road Medical, Inc., Bill Holdings, Inc., and Mettler-Toledo International Inc.

2023 proved to be an outstanding year for the capital markets. As we began 2023, investors braced for an imminent recession, which never materialized. The S&P 500 Index advanced 26.29%. Large capitalization growth stocks, as measured by the Russell 1000 Growth Index, were the best performers this year gaining 42.68% for the year. Value stocks, as measured by the Russell 1000 Value Index, lagged returning 11.46% for the year. The Magnificent Seven (Alphabet Inc., Amazon.com, Inc., Apple Inc., Meta Platforms, Inc., Microsoft Corporation, NVIDIA Corporation, and Tesla Inc.) were responsible for most of the outperformance by large growth stocks during 2023. Market breadth started to improve in the fourth quarter with the Russell 2000 Index of small capitalization stocks advancing 14.03% and up 16.93% for the year. After a year of worry over interest rate increases, falling interest rates due to the continued improvement in the inflation outlook was the principal reason equities performed so well. From our perspective, returns in 2024 are unlikely to be as robust as 2023 but are likely to generate returns in line with earnings growth. We expect that 2024 will experience more volatility due to the election, which is likely to be contentious.

Nuance Investments, LLC (“Nuance”)

At December 31, 2023, the Fund’s allocation to Nuance was 19.97%.

During the year the strategy’s positioning within industrials was a detractor from performance.

Mueller Water Products, Inc. outperformed; however, the largest industrials holding, 3M Company, underperformed in the year. 3M Company remains one of the top holdings and is an investment the strategy added to over the course of the year.

Additionally, there was no exposure to several outperforming industries within industrials, such as Installed Building Products, Inc., which was up more than 60% in 2023, and is an area where our work indicates widespread over earning and over valuation.

The stock selection within real estate was a detractor from performance as Healthcare Realty Trust Incorporated and Healthpeak OP, LLC underperformed.

The positioning in materials contributed to performance as the strategy was underweight this underperforming sector and the investments in Ecolab Inc. and AptarGroup, Inc. outperformed.

The underweight positioning to information technology detracted from performance.

Within utilities, the investments in several water utilities including SJW Group and California Water Service Group underperformed in the year, detracting from performance.

The stock selection within financials contributed to performance as the investments in The Charles Schwab Corporation and Reinsurance Group of America, Incorporated outperformed in the year, but they were offset by underperformance in Northern Trust Corporation and The Travelers Companies, Inc.

Within consumer staples, the stock selection was a positive contributor to performance due to the investments in Henkel AG & Co. KGaA, Cal-Maine Foods, Inc. and Beiersdorf Aktiengesellschaft. These more than offset underperformance from the investment in Kimberly-Clark Corporation and the overweight of the sector.

Health care was a detractor from performance. The investments in Dentsply

JNL Multi-Manager Mid Cap Fund Jackson National Asset Management, LLC (Unaudited)

Sirona Inc. and Waters Corporation outperformed. However, that was not sufficient to overcome underperformance from the investments in Baxter International Inc. and Globus Medical, Inc. and the overweight positioning to what was an underperforming sector.

Finally, the cash position was a drag on performance in the year.

Victory Capital Management Inc. (“Victory”)

At December 31, 2023, the Fund’s allocation to Victory was 26.67%.

For the year, stock selection was the primary driver of relative underperformance. Sector allocation partially offset the unfavorable impact of selection for the year. Index returns were positive across most major economic sectors for the year and varied widely.

Specifically, for the strategy, stock selection in industrials was the largest detractor from relative performance for the year. An overweight in the top performing sector partially offset the unfavorable impact of selection. Stock selection in consumer discretionary, financials, real estate and energy also detracted from relative return. Additionally, the strategy’s cash position was a drag on performance for the year. Conversely, stock selection in materials, information technology (“IT”), communication services, and health care contributed to relative return for the year. An underweight in utilities as well as an overweight in IT also augmented performance.

The strategy’s weight in industrials, consumer discretionary, health care, energy, utilities, financials and consumer staples increased during the year. Conversely, the strategy’s weight in IT, communication services, real estate and materials decreased during the year. As of December 31, 2023, the strategy was overweight in industrials, materials, consumer discretionary and IT, relative to the benchmark. By contrast, the strategy was underweight in utilities, consumer staples, energy, communication services, financials, health care, and real estate, relative to the benchmark. Sector weighting is a byproduct of the bottom-up security selection process and not a result of top down tactical decisions.

JNL Multi-Manager Small Cap Growth Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Small Cap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	16.32%	1 Year	16.68%
5 Year	10.43	5 Year	10.76
10 Year	7.81	10 Year	8.09

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Granahan and RS Investments assumed portfolio management responsibility on September 28, 2015. KAR replaced LMCG as a Sub-Adviser and assumed portfolio management responsibilities effective April 30, 2018. Baron and Segall were added as additional Sub-Advisers on April 25, 2022.

Composition as of December 31, 2023:
Information Technology	26.2%
Industrials	20.4
Health Care	18.5
Financials	12.1
Consumer Discretionary	9.6
Communication Services	4.1
Consumer Staples	3.0
Energy	1.6
Real Estate	1.2
Materials	1.1
Rights	-
Other Short Term Investments	1.6
Securities Lending Collateral	0.6
Total Investments	100.0%

For the year ended December 31, 2023, JNL Multi-Manager Small Cap Growth Fund underperformed its primary benchmark by posting a return of 16.32% for Class A shares compared to 22.61% for the Morningstar U.S. Small Cap Broad Growth Extended Index.

JNL Multi-Manager Small Cap Growth Fund seeks to achieve its investment objective by investing in a variety of small cap growth strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

The Fund underperformed the benchmark during the year as none of the six sleeves were able to outperform the benchmark. Granahan (+9.00%) posted the worst results. Stock picking was challenged, especially in industrials, financials, and information technology. RS (+20.65%) also trailed in the year with poor stock picks coming in health care and financials. WCM (+17.58%), Segall (+19.28%), Baron (+22.16%), and KAR (+20.98%) all moderately underperformed the benchmark because of poor stock selection.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

Baron Capital (“Baron”)

At December 31, 2023, the Fund’s allocation to Baron was 13.28%.

Investments in Information Technology (“IT”), consumer discretionary, and financials coupled with lack of exposure to lagging utilities and energy stocks added the most value. Within IT, higher exposure to this better performing sector and outperformance of software holdings SentinelOne, Inc., GitLab Inc., CyberArk Software Ltd., and Couchbase, Inc. along with restaurant focused software as a service vendor PAR Technology Corporation contributed the most to relative results. Strength in consumer discretionary came from digital sports betting company DraftKings Inc. and specialty flooring retailer Floor & Decor Holdings, Inc. Kinsale Capitale Group, Inc. was responsible for most of the relative gains in financials after the company's shares rose sharply during the year.

Investments in health care and industrials hurt relative results. Adverse stock selection in health care detracted the most from relative performance, driven by sharp losses from carotid artery disease treatment leader Silk Road Medical, Inc. and breast aesthetics company Establishment Labs Holdings Inc. Most other securities in the sector also weighed on relative performance. Weakness in industrials was due to share price declines from Montrose Environmental Group, Inc., IDEX Corporation, and Mercury Systems, Inc.

The strategy invests with the goal of exceeding benchmark returns. We focus primarily on the longer term potential and valuation of the investments. We manage risk across multiple dimensions including position size (generally under 4%), industry (generally in line with the benchmark, although underexposed to cyclical energy and materials), and growth type (balanced among high growth, growth at a reasonable price, and non-correlated investments).

Large cap stocks (and particularly the “Magnificent Seven” mega cap tech stocks) rallied harder than small caps in 2023. We believe that 2024 will be the “year of small cap,” as interest rates decline and relative valuations return to more normalized levels, with small caps garnering bigger multiples than large, versus the opposite situation that now exists. We also believe that our style of stock picking active management driven by experientially based fundamental analysis will be amply rewarded.

Granahan Investment Management, LLC (“Granahan”)

At December 31, 2023, the Fund’s allocation to Granahan was 19.73%.

Weakness in the strategy came from stock selection in consumer discretionary, industrials, financials and information technology. The strategy has strong stock selection in health care, consumer staples and basic materials. What strength there was in the strategy came from our Pioneer lifecycle category.

The largest detractors for 2023 were Silicon Valley Bank (Financials), Digital Turbine USA, Inc, Paycom Software, Inc., and Ameresco, Inc.

The best performers for 2023 were The Vita Coco Company, Inc., Quanterix Corporation, Axon Enterprise, Inc., and Indie Semiconductor, Inc.

Despite stock markets being up in 2023, many smaller companies struggled as valuations and earnings were significantly

JNL Multi-Manager Small Cap Growth Fund Jackson National Asset Management, LLC (Unaudited)

impacted by higher interest rates and inflation. It is important to note that the S&P 500 and the Russell 2000, on an equally weighted basis, both hit lows in October from their peaks in 2021. This suggests we have been in a bear market for most stocks for two years despite strong performance coming from some of the largest market cap stocks. While there are plenty of macro uncertainties still in the mix, we see noteworthy positives. In the middle of December, the U.S. Federal Reserve signaled a more dovish stance on interest rates and lower inflation data points have also been encouraging.

Earnings for small cap companies, as measured by the Russell 2000, are estimated to increase almost 20% in 2024 following two years of declining earnings per share. We believe our strategy valuations are at extremely low levels, and a handful of our portfolio companies are trading at or near cash levels. While it is not possible to predict outcomes, this combination of low valuations and expected growth in earnings leaves us optimistic regarding the outlook for our strategies.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”)

At December 31, 2023, the Fund’s allocation to KAR was 24.38%.

The investment objective of the sleeve is to achieve a return meaningfully above that of the benchmark and to achieve this return objective with a Fund that exhibits lower overall risk characteristics.

Good stock selection in communication services and industrials and an underweight in health care and energy contributed positively to performance. Poor stock selection in information technology, health care and consumer discretionary and an overweight in financials detracted from performance.

The biggest contributors to performance were Dream Finders Homes, Inc., Auto Trader Group PLC, Fair Isaac Corporation and West Pharmaceutical Services, Inc. We believe Dream Finders Homes, Inc. continues to benefit from the generally underbuilt U.S. housing market, resulting in relatively resilient new home demand in the face of rising interest rates. In its latest biannual earnings report, Auto Trader Group PLC reported revenue and profit growth in the backdrop of a resilient used car market in the United Kingdom. In our view the company's ability to use pricing and product to offset flat to down unit volumes caused it to outperform investor expectations and caused shares to outperform in the year. Fair Isaac Corporation's shares outperformed as the company saw an improving trajectory in sales volumes as it worked through disruptions resulting from price increases and the discontinuation of sales to Russia and Belarus. West Pharmaceutical Services, Inc. experienced consistent results in 2023, propelled by its strong product differentiation.

The biggest detractors to performance were Fox Factory Holding Corp., Bill Holdings, Inc., Silk Road Medical, Inc. and Atrion Corporation. Fox Factory Holding Corp. continued to suffer from a downdraft in its Specialty Sports business. Bill Holdings, Inc. reported growth in both revenues and profitability over the past four quarters. However, macroeconomic headwinds facing its small-to-medium business customer base slowed transaction volume flowing through the company’s payment solutions. Silk Road Medical, Inc. reported weak numbers in the third quarter, confirming fears that the business was experiencing increased competition from other methods as well as stubbornly low adoption among trained physicians. The company’s CEO stepped down and the strategy exited its position as the company’s competitive position was not as strong as anticipated. During 2023, Atrion Corporation experienced weakness because of soft customer ordering patterns and continued supply chain challenges for its new consoles platform.

From our perspective, returns in 2024 are unlikely to be as robust as 2023 but are likely to generate returns in line with earnings growth. We expect that 2024 will experience more volatility due to the election, which is likely to be contentious.

Victory RS Investments (“RS Investments”)

At December 31, 2023, the Fund’s allocation to RS Investments was 8.66%.

Relative to the benchmark, selection in consumer staples and consumer discretionary was most additive to performance but selection in health care reduced these results.

Within consumer staples, the largest driver of outperformance was BellRing Brands, Inc., an operator of three major brands in the convenient nutrition sector, including Premier Protein as part of their specialized ready-to-drink (RTD) beverages. We own BellRing due to its strong market position, with Premier Protein leading the shakes/RTD subcategory, aligning with the growing trends of health, convenience, and snacking in the convenient nutrition market, and its attractive financial profile with solid growth potential, high customer loyalty, and innovative products. The stock performed exceptionally well during 2023 given strong execution, leveraging effective brand strategies and market investments to drive a very strong increase in net sales, showcasing their adeptness in market responsiveness and strategic management.

Within health care, one of the largest drivers of relative underperformance was Inspire Medical Systems, Inc., a medical technology company focused on the development and commercialization of minimally invasive solutions for patients with obstructive sleep apnea (OSA). We own Inspire given its promising minimally invasive stimulation therapy for sleep apnea, relatively low current market penetration and anticipated catalysts supporting outsized growth, and durable competitive advantages. The stock underwhelmed in 2023 given concerns over the impact of GLP1s (weight loss drugs) on the sleep apnea space. The negative market reaction stemmed from concerns raised during an earnings call about how GLP1s might affect Inspire Medical Systems, Inc.’s position in the sleep apnea market. We believe this concern is overblown and that GLP1s may have a path where they increase the funnel for new patients that are currently disqualified given their high body mass.

Segall Bryant & Hamill (“Segall”)

At December 31, 2023, the Fund’s allocation to Segall was 9.12%.

During this year, the strategy underperformed its primary benchmark, primarily due to asset allocation as security selection had a negative impact on performance. Given strong equity returns, cash allocation was a headwind to relative performance.

The sectors that contributed most to the strategy’s performance relative to its benchmark in the year were financials and industrials. Conversely, the sectors that detracted most from the strategy’s performance relative to its benchmark in the year were health care and information technology.

Significant positive contributors included semiconductor equipment manufacturer Onto Innovation Inc. and trucking company Saia, Inc. Onto Innovation Inc. showed resilience in results versus its peers and benefited from its inspection tool wins used in artificial intelligence chip manufacturing. Saia, Inc. executed well on internal initiatives to drive sustained growth, including improved service pricing and further network expansion.

Major detractors included neurovascular disease medical device manufacturer Silk Road Medical, Inc. and biologics manufacturer Avid Bioservices, Inc., both of which were sold during the year. Silk Road Medical, Inc. struggled from disruptions in its sales organization along with increased competitive headwinds from alternative procedures. Avid Bioservices, Inc. underperformed due to the

JNL Multi-Manager Small Cap Growth Fund Jackson National Asset Management, LLC (Unaudited)

weaker financing environment and more conservative spending decisions by its biopharmaceutical customer base.

As of the end of 2023, the strategy was overweight primarily health care, energy, and information technology sectors and underweight primarily in consumer discretionary and real estate. The strategy’s largest sector increases relative to the benchmark in the year were in energy and financials. The strategy’s largest decrease relative to the benchmark in the year was in consumer discretionary. Changes in relative weightings were a function of stock specific considerations. While the impact of higher interest rates will take some time to filter through the economy, the prospects of lower inflation along with continued economic resilience have seemingly improved. Regardless of the volatile economic backdrop, we remain focused, as always, on building a strategy of fundamentally stable growth companies that can thrive across the entire economic cycle.

WCM Investment Management, LLC (“WCM”)

At December 31, 2023, the Fund’s allocation to WCM was 21.77%.

Stock selection was the driver of the strategy’s relative underperformance with minimal overall impacts from allocation.

From an allocation perspective, the strategy’s underweights to utilities (worst in the benchmark), communication services and real estate were the primary contributors. The strategy’s overweight to consumer discretionary and industrials also contributed. For selection, financials was the strategy’s most significant contributor to relative performance. The picks in insurance and capital markets drove the gains in the sector. Selection was also strong in energy (oil gas and consumable fuels) and communication services (interactive media).

Looking at allocation, the primary detractor was the underweight to information technology. For selection the strategy saw broad based negative contribution. Consumer discretionary was the most significant detractor, driven by picks in auto components and leisure products. Selection in health care (health care providers and services and life sciences tools and services) and information technology (software) also materially detracted during the trailing 1-year period. The picks in industrial, materials, and consumer staples also detracted vis-a-vis selection, but their impact was relatively modest.

We feel temperament is an important advantage and it is even more important to keep our emotions in check as we navigate the ongoing market uncertainty where macro factors continue to have a strong influence. We will focus on finding what we see as rare in small caps: capital allocators who can reinvest back into their business, when others either are not able or choose not to. We continue to look for the next generation of leaders who focus on what they can control, instead of the macro factors, and who have the with the determination to invest capital in their corporate culture and in assets that can produce returns at higher future returns.

This strategy does not use derivatives as part of the investment process.

JNL Multi-Manager Small Cap Value Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager Small Cap Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	20.97%	1 Year	21.37%
5 Year	11.61	5 Year	11.95
10 Year	6.29	10 Year	6.56

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Congress Asset Management Company LLP and Cooke & Bieler L.P. assumed portfolio management responsibility on September 28, 2015. WCM Investment Management, LLC replaced PPM America, Inc. as a Sub-Adviser and assumed portfolio management responsibilities effective August 13, 2018.

Composition as of December 31, 2023:
Industrials	27.0%
Financials	19.4
Consumer Discretionary	14.2
Health Care	9.9
Information Technology	8.8
Consumer Staples	4.5
Real Estate	4.4
Energy	3.5
Materials	2.7
Utilities	2.4
Communication Services	0.9
Investment Companies	0.2
Other Short Term Investments	2.0
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL Multi-Manager Small Cap Value Fund outperformed its primary benchmark by posting a return of 20.97% for Class A shares compared to 16.27% for the Morningstar U.S. Small Cap Broad Value Extended Index.

JNL Multi-Manager Small Cap Value Fund seeks to achieve its investment objective by investing in a variety of small cap value strategies managed by unaffiliated investment managers (“Sub-Advisers”). Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

Four of the five sleeves were ahead of the benchmark for the year, leading to outperformance at the Fund level. Cooke & Bieler (+28.97%) delivered the best performance, hurt by weak stock picks in industrials and consumer discretionary. WCM (+24.51%), Reinhart (+24.89%), and Congress (+17.25%) also outperformed by meaningful amounts. River Road (+15.30%) underperformed the benchmark with positive effects from stock selections across industrials and consumer discretionary.

Congress Asset Management Company LLP (“Congress”)

At December 31, 2023, the Fund’s allocation to Congress was 17.87%.

The market rallied strongly into the end of the year. The key catalyst was a shift to more dovish language by U.S. Federal Reserve (“Fed”) Chairman Powell which stands in contrast to increased political polarization and increased geopolitical conflicts. The shift in language by Fed Chairman Powell contributed to a stronger recovery in value oriented sectors such as financials, recovered from the failures of First Republic, Silicon Valley Bank and Signature Bank to become the best performing sector in the fourth quarter.

As economic footing remains volatile, we remain focused on companies with stronger balance sheets and better cash flows that can better navigate a more unstable economic environment. In less innovative sectors such as financials and energy, we are looking for opportunities in companies that can navigate higher interest rates and take advantage of higher oil prices, respectively. In more innovative sectors such as health care and technology, we are looking for opportunities in companies that can fund new product research and maintain their competitive advantages in a volatile economic environment with tighter capital markets. We expect this dynamic to persist as interest rates remain elevated, adding to crosscurrents in geopolitics, inflation, and Fed policies.

Stock selection was the key driver of the relative performance and was best in consumer discretionary and communication services. Positive stock selection was driven by Western Alliance Bancorporation, M/I Homes, Inc., Patrick Industries, Inc., Skechers U.S.A., Inc., and Group 1 Automotive, Inc. Negative stock selection was worst in utilities and industrials and was driven by HomeStreet, Inc., Sandy Spring Bancorp, Inc., Cross Country Healthcare, Inc., Acadia Healthcare Company, Inc. and Black Hills Corporation.

Cooke & Bieler, L.P. (“Cooke & Bieler”)

At December 31, 2023, the Fund’s allocation to Cooke & Bieler was 21.71%.

Though 2023 began with still stubborn inflation and more interest rate hikes, continued geopolitical crises, a regional banking collapse, and more, U.S. stocks advanced sharply by year end with all major indices posting double-digit returns in the fourth quarter. Sentiment improved markedly in early November following initial indications that the U.S. Federal Reserve’s (“Fed”) tightening cycle could be over. The rally strengthened and broadened from there, fueled by continuing economic momentum, encouraging signs of disinflation, and declining interest rates.

For the year, the strategy significantly outperformed the benchmark, with both stock selection and sector allocation contributing meaningfully to results. Stock selection within industrials was by far the most significant contributor to outperformance, with strength coming from building products companies PGT Innovations, Inc. and American Woodmark Corporation.

Financials and information technology holdings also contributed to results. Stock selection within energy and consumer discretionary were the largest offsets to these positive results due to drags from holdings like DMC Global Inc. and Hanesbrands Inc. From an allocation perspective, the overweight to more cyclically exposed industrials and consumer discretionary, the two top benchmark performers, were the most notable

JNL Multi-Manager Small Cap Value Fund Jackson National Asset Management, LLC (Unaudited)

tailwinds. The underweight to utilities and financials also benefited the strategy. Partially offsetting these positive results, the overweight to consumer staples and underweight to materials were slight drags on performance.

Markets enter 2024 against a promising economic backdrop. Having seemingly tamed inflation with minimal economic slowing, the Fed is expected to cut rates as early as this spring. Taking a longer view, equity indices are broadly unchanged from 2022, suggesting there is room for upside if macro conditions cooperate, and we continue to find value in areas where investor expectations remain muted. That said, inflation expectations have been almost uniformly wrong over the last several years, and geopolitical crises and domestic political dysfunction remain concerns. Therefore, risk control is a priority, which starts with our insistence on attractive valuations, cash flows, and balance sheets. We believe our focus on downside protection combined with our emphasis on identifying businesses that can compound value across economic environments is particularly well suited to the challenges that may await.

Reinhart Partners, LLC (“Reinhart”)

At December 31, 2023, the Fund’s allocation to Reinhart was 20.51%.

The strategy had a strong year returning 24.89% gross of fees and outperforming the Morningstar US Small Broad Value Extended Index by 862 basis points. We were pleased to outperform despite a strong, risk on rally during the fourth quarter amid moderating inflation and the prospect of lower interest rates in 2024. The strategy has historically done well during periods of volatility, and the last year was no different, as market narratives oscillated between “pending recession” and a “soft landing”.

Another dynamic that continued to play out during the year was small cap stocks underperforming large cap stocks – mega cap stocks in particular. The narrowness of market leadership in 2023 has been extensively noted, with a handful of mega cap stocks (i.e., the “Magnificent Seven”) driving most of the positive performance for the broader market. In fact, when comparing the market value of the Russell 1000 large cap index to the Russell 2000 small cap index, the deviation in recent periods has not been this skewed since the early 1990’s. Therefore, we continue to believe small cap equities present attractive opportunities.

By and large, the strategy companies reported strong financial results and remain well positioned to grow earnings power for years to come. Our focus on investing in companies with strong competitive positions has allowed these encouraging outcomes, particularly amidst a challenging economic backdrop. Looking forward, while the strategy does not use macro forecasts to make investment decisions, we would not be surprised to see a choppier economic environment as companies continue to battle wage inflation while faced with potential price give backs and decelerating demand. We think the strategies holdings are, on average, more resilient and less cyclical and would expect them to hold up well in that scenario.

River Road Asset Management, LLC (“River Road”)

At December 31, 2023, the Fund’s allocation to River Road was 19.52%.

The sectors with the highest contribution to relative return during the year were information technology ("IT") and utilities. IT benefited from positive stock selection and an overweight allocation. Utilities benefited from positive stock selection, partially offset by an overweight allocation.

The holdings with the highest contribution to active return in the portfolio were Vistra Corp., ePlus inc., and Vontier Corporation.

The sectors with the lowest contribution to relative return during the year were consumer discretionary and industrials. Consumer discretionary suffered from negative stock selection and industrials suffered from negative stock selection, partially offset by an overweight allocation.

The holdings with the lowest contribution to active return in the strategy were Advance Auto Parts, Inc., Leslie’s, Inc., Premier, Inc., and LKQ Corporation.

The objective of the strategy is to outperform the Russell 2500 Value by 200 to 400 basis points gross of fees annualized over a market cycle. The strategy does not employ volatility targets; however, the strategy seeks to minimize return volatility and the potential for permanent loss of capital by employing a policy of balanced diversification and a structured sell discipline.

Following a dip in October, stocks surged in November and December as the economy remained robust, inflation continued to cool, and U.S. Treasury yields declined. Small caps lagged large caps for 2023, growth outperformed value across all market caps.

WCM Investment Management, LLC (“WCM”)

At December 31, 2023, the Fund’s allocation to WCM was 20.38%.

From an allocation perspective, the strategy’s overweight to industrials was the primary contributor. The strategy’s avoidance of utilities and the strategy’s overweight to information technology were additional strong contributors. Finally, the strategy’s underweights to communication services and real estate also contributed to relative performance.

From a selection standpoint, the strategy’s picks in industrials and financials were the primary contributors. Picks within consumer staples also contributed to performance.

From an allocation perspective, the strategy’s overweighting to health care was the primary detractor, followed closely by its overweight to consumer staples. Additionally, the strategy’s underweighting to financials, and more specifically its avoidance of banks, also hurt relative performance.

From a selection standpoint, the strategy’s picks in health care were the largest source of underperformance, followed by consumer discretionary, which was another meaningful detractor. Lastly, the strategy’s picks in real estate also negatively impacted relative performance.

The strategy’s quality emphasis has resulted in healthy outperformance against its benchmark over the year. Coming off the heels of a strong finish to 2022, the market continued its run through the first two quarters of 2023. However, performance took a sharp turn in Q3 as U.S. equities tumbled amidst recessionary fears and continued monetary tightening from the U.S. Federal Reserve (“Fed”). Following the sudden downturn, small caps roared back to life late in the year, as the Fed stopped its interest rate hike campaign amidst moderating inflation data.

Fortunately, strong stock selection has been the highlight for the strategy over the year, as the strategy’s high quality businesses outperformed during the market’s upswings and have shown strong downside protection during the midyear pullback. The team continues to believe that the strategy’s quality emphasis will be rewarded over the long-term, regardless of shorter-term market conditions.

The strategy does not utilize derivatives as part of its investment process.

JNL Multi-Manager U.S. Select Equity Fund Jackson National Asset Management, LLC (Unaudited)

JNL Multi-Manager U.S. Select Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	22.82%	1 Year	23.21%
Since Inception	17.53	Since Inception	17.96
‡Inception date November 15, 2022
†Inception date November 15, 2022

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	39.0%
Consumer Discretionary	11.2
Health Care	11.2
Financials	10.3
Industrials	8.4
Communication Services	6.4
Energy	4.6
Consumer Staples	2.5
Materials	2.2
Utilities	0.5
Other Short Term Investments	2.5
Securities Lending Collateral	1.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL Multi-Manager U.S. Select Equity Fund underperformed its primary benchmark by posting a return of 22.82% for Class A shares compared to 27.18% for the Morningstar U.S. Target Market Exposure Index.

The JNL Multi-Manager International Small Cap Fund seeks to achieve its investment objective by allocating to U.S. equity strategies managed by unaffiliated Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others, and uses its own methodology for selecting investments. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining Fund assets allocated to each Sub-Adviser.

During 2023, the Fund underperformed its benchmark due to weakness from the GQG sleeve. GQG (+19.61%) underperformance relative to the benchmark was mainly due to overweighting poor performing sectors including energy and health care. WCM (+31.37%) outperformed over the period year as result of significant returns from holdings including Amazon.com, Inc., Advanced Micro Devices Inc., and Floor & Décor Holdings, Inc.

GQG Partners, LLC (“GQG”)

At December 31, 2023, the Fund’s allocation to GQG was 49.80%.

From a sector perspective, during the year the strategy was helped on a relative basis by stock selection in information technology (“IT”), an underweight to consumer staples and stock selection in health care. Relative performance was negatively impacted by an overweight to energy, an underweight to IT and consumer discretionary.

The investment objective of the strategy is to achieve long term capital appreciation.

In 2023, the Morningstar US Target Market Exposure Index gained 27.19% with nine of the benchmark’s 11 sectors posting gains for the year. We believe decelerating inflation in the U.S. and Europe, as well as the increasing likelihood of looser monetary policy in 2024, were the primary drivers of the broad based rally in equity markets in the fourth quarter. We are constructive on the equity market as the U.S. Federal Reserve appears to be near the end of its tightening cycle. The top returning sectors included IT (+61.3%), communication services (+56.1%), and consumer discretionary (+43.6%). Utilities and energy were the only sectors to post negative returns for the year, declining (-6.7%) and (-1.2%) respectively.

IT is the largest overweight in the strategy with financials and consumer staples sectors the largest underweights. One potential headwind would be a more aggressive tightening of monetary policy than currently expected that could impact the valuation of higher multiple IT names. Another would be a rally in the banks, driven by catalysts that may include better than expected earnings or a more friendly regulatory environment, where we currently have only modest exposure. The strategy may underperform in either of those scenarios. We expect to monitor the relevant data closely and adapt to the changing environment.

WCM Investment Management (“WCM”)

At December 31, 2023, the Fund’s allocation to WCM was 50.20%.

Attribution analysis reveals that most of the strategy’s outperformance can be attributed to stock selection.

From a sector allocation perspective, information technology (overweight) was the largest positive contributor to the relative performance, followed by utilities (no weight) and energy (underweight). On the other hand, communication services (no weight) detracted from the relative performance, as did health care (underweight) and financials (overweight).

Looking at stock selection, consumer discretionary (Amazon.com, Inc., Floor & Decor Holdings, Inc.) was the best performing sector relative to the benchmark, followed by consumer staples (Costco Wholesale Corporation, Monster Beverage 1990 Corporation) and health care (Intuitive Surgical, Inc., McKesson Corporation, DexCom, Inc.). On the flipside, information technology (Bill Holdings, Inc.) was the worst performing sector relative to the benchmark, followed by materials (Corteva, Inc).

JNL S&P 500 Index Fund Mellon Investments Corporation (Unaudited)

JNL S&P 500 Index Fund

Total Return
Class I†
1 Year	26.17%
5 Year	15.52
Since Inception	12.62
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class I shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	28.4%
Financials	12.7
Health Care	12.4
Consumer Discretionary	10.6
Industrials	8.7
Communication Services	8.4
Consumer Staples	6.0
Energy	3.8
Real Estate	2.5
Materials	2.4
Utilities	2.3
Investment Companies	1.3
Other Short Term Investments	0.5
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL S&P 500 Index Fund underperformed its primary benchmark by posting a return of 26.17% for Class I shares compared to 26.29% for the S&P 500 Index.

The investment objective of the Fund is to match the performance of the S&P 500 Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. The Fund attempts to replicate the S&P 500 Index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/AB Sustainable Global Thematic Fund AllianceBernstein (Unaudited)

JNL/AB Sustainable Global Thematic Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	15.76%	1 Year	16.03%
Since Inception	4.67	Since Inception	5.01
‡Inception date April 25, 2022
†Inception date April 25, 2022

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	32.4%
Health Care	17.1
Industrials	17.0
Financials	16.7
Consumer Staples	6.4
Consumer Discretionary	5.1
Utilities	2.7
Energy	1.3
Materials	0.1
Other Short Term Investments	1.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/AB Sustainable Global Thematic Fund underperformed its primary benchmark by posting a return of 15.76% for Class A shares compared to 22.13% for the Morningstar Global Target Market Exposure Index (Net).

For the year, the Fund delivered positive absolute returns but underperformed the benchmark. During the fourth quarter, sector selection contributed to overall returns while stock selection was negative. An overweight to technology and an underweight to energy contributed the most. In contrast, stock selection within consumer staples and an overweight to healthcare detracted.

TopBuild Corp, an installer and specialty distributor of insulation and building material products from empowerment, contributed. Shares traded higher amid rate tailwinds and management’s cautious optimism that residential demand could hold up relatively well in the first half of 2024, supported by improving trends in single family housing starts and a steady cadence of growth in multifamily units.

Fair Isaac Corporation ("FICO"), a predictive analytics company best known for its market dominant FICO score, from Empowerment, contributed as shares were buoyed by strong fourth quarter results and solid 2024 guidance.

BYD Company Limited, an electric vehicle ("EV") manufacturer from climate, detracted. Shares declined along with Chinese EV peers on recent pricing promotions into the end of the year as the company looks to shed some inventory, which has been slightly above average.

Alcon, an eyecare product maker from health, detracted after the company reported mixed earnings results and trimmed the high end of its guidance, citing foreign exchange headwinds and weaker surgical segment results.

Amid all the noise, the themes continue to move forward as broad shifts in the global economy run their course. Global challenges such as access to healthcare and infrastructure needs are not solved overnight. Entering the year with a more defensive mindset did not help; however, the core thematic exposures continue to offer robust growth potential.

We believe a Fund with high quality companies on the right side of change, trading at reasonable valuations, provides a strong combination for the current market environment. Resilient fundamentals and narrow leadership in the market have created a powerful setup for a group of companies that fit this profile.

Within information, communication and technologies, the latest earnings results from a number of leaders like NVIDIA Corporation, AMD, and the cloud providers demonstrate that society’s move toward intelligent digital economies is leading to increased demand for bigger networks, more powerful and energy efficient data centers, and new consumption models. We continue to expect the key artificial intelligence ("AI") enablers and the adopters that successfully integrate AI in their applications will enjoy strong tailwinds in the near term.

Within transportation, secular shifts in automotives continue—EV global sales rose more than 50% through September 2023. EV adoption continues to grow, but it will not be a straight line. Additionally, automotive original equipment manufacturer ("OEM") stocks are still in a discovery phase, learning what features have the greatest appeal with consumers We’re also seeing a standardization of charging standards in the U.S., which should encourage further adoption.

In health, there have been a few dynamics at play in 2023. During the early days of COVID-19, customers ordered more to ensure supply. In 2023, we saw the reverse as lead times decreased. We are going through a period of inventory digestion along with macroeconomic weakness in China. The underlying growth rate of their customers (biopharmaceutical production) remains in the double digits. The market enthusiasm around weight loss has also drawn investor attention and buying activity, further depressing valuations for companies outside this group.

Rather than chasing the market’s chosen few, our focus continues to be on identifying powerful themes and the companies best positioned to capitalize on these opportunities. This approach has delivered strong results for our clients over time and we are highly confident in its ability to do so in the future.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/AQR Large Cap Defensive Style Fund AQR Capital Management, LLC (Unaudited)

JNL/AQR Large Cap Defensive Style Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	10.57%	1 Year	10.91%
Since Inception	8.97	Since Inception	9.30
‡Inception date June 24, 2019
†Inception date June 24, 2019

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Health Care	20.1%
Consumer Staples	19.8
Industrials	14.8
Financials	10.3
Information Technology	10.0
Communication Services	7.7
Consumer Discretionary	7.1
Energy	3.1
Materials	2.5
Utilities	2.1
Real Estate	0.1
Other Short Term Investments	2.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL/AQR Large Cap Defensive Style Fund underperformed its primary benchmark by posting a return of 10.57% for Class A shares compared to 27.18% for the Morningstar U.S. Target Market Exposure Index.

While the year was generally volatile, with changing U.S. Federal Reserve expectations and somewhat persistent inflation, U.S. equity markets performed positively on the back of strong rallies within technology and Artificial Intelligence related companies. Given the Fund’s defensive investment style, looking to provide returns similar to equity markets over the long term while realizing lower volatility, the Fund tends to maintain a beta below 1.0 relative to the benchmark This was ultimately a performance headwind throughout 2023 as the Fund was underweight the small number of stocks that saw outsized positive performance.

More specifically, sector selection drove underperformance versus the benchmark, while stock selection also detracted, but to a lesser extent. Within sector selection, an underweight position in information technology (“IT”) as well as overweight positions in consumer staples and health care are the leading detractors. Stock selection within IT, communication services, and consumer discretionary were other notable detractors throughout 2023.

The Fund ended the year with a diversified portfolio of 166 stocks. The largest sector overweight relative to the benchmark as of quarter end were in consumer staples, health care, and industrials. The largest underweights relative to the benchmark are in IT, consumer discretionary, and financials. Derivatives performed as expected and allowed the Fund to gain exposure to the equity market.

JNL/Baillie Gifford International Growth Fund Baillie Gifford & Co. (Unaudited)

JNL/Baillie Gifford International Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	13.65%	1 Year	14.09%
5 Year	6.29	5 Year	6.62
Since Inception	3.20	Since Inception	3.51
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Baillie Gifford & Co. assumed portfolio management responsibility on April 26, 2021.

Composition as of December 31, 2023:
Consumer Discretionary	24.1%
Information Technology	20.5
Financials	14.4
Health Care	14.1
Industrials	10.5
Communication Services	9.1
Consumer Staples	4.7
Materials	1.4
Other Short Term Investments	1.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Baillie Gifford International Growth Fund underperformed its primary benchmark by posting a return of 13.65% for Class A shares compared to 15.64% for the Morningstar Global ex-US Target Market Exposure Index (Net).

2023 provided a turbulent environment for equity investors. Markets were whipsawed by China’s reopening, United States regional banking turmoil, the euphoria surrounding advances in artificial intelligence, war in the Middle East, and surprisingly dynamic moves in bond yields. Tensions between the United States and China intensified over the year, creating a more ambiguous environment for companies' dependent on both markets.

Continuing interest rate increases have pushed investors towards proven and profitable assets that offer predictability. We are skeptical that this approach provides the best long-term rewards, given the inherent uncertainty of the future and the structural changes we see emerging.

Throughout all this, we remain focused on identifying opportunities in the rapidly changing global economy. We are committed to maintaining a high active share, keeping portfolio turnover low, and focusing on company fundamentals. We continue to develop broad and deep knowledge networks and engage with diverse sources of information to enhance our ability to form differentiated views. It is by sticking to this process that we believe we can deliver on the fund’s objective, to deliver significant outperformance over periods of 5 years plus.

Holdings linked to the continued digitization of the economy performed particularly strongly over the year including music streaming leader Spotify Technology S.A., Latin American ecommerce leader MercadoLibre S.R.L and those supplying the ‘picks and shovels’ to the digital revolution including NVIDIA Corporation and ASML Holding N.V. Healthcare related holdings performed particularly poorly. These include Moderna, Inc., Genmab A/S, M3, Inc. and Illumina, Inc.

We believe the world is swinging from an era of abundance to an era of limitation: in the supply of capital; in environmental resources; in trust between society and corporations – and between established and rising political power blocks. These seismic shifts will impact every company in every sector. We think our philosophy of long-term growth investing is exceptionally well suited to a time of uncertainty and rapid change.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Baillie Gifford U.S. Equity Growth Fund Baillie Gifford & Co. (Unaudited)

JNL/Baillie Gifford U.S. Equity Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	45.80%	1 Year	46.33%
Since Inception	-18.73	Since Inception	-18.47
‡Inception date April 26, 2021
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	31.6%
Consumer Discretionary	25.5
Communication Services	20.1
Health Care	13.1
Real Estate	2.6
Industrials	2.3
Financials	2.3
Consumer Staples	0.5
Materials	0.4
Rights	-
Other Short Term Investments	1.2
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Baillie Gifford U.S. Equity Growth Fund outperformed its primary benchmark by posting a return of 45.80% for Class A shares compared to 40.25% for the Morningstar U.S. Large-Mid Cap Broad Growth Index.

A reversal in tone by the U.S. Federal Reserve (“Fed”) prompted renewed optimism about interest rate cuts in 2024 and that the U.S. might deliver reduced inflation without a recession, described as a "soft landing".

The Fund’s holdings have shored up their finances and become more cost conscious. This enables their continued pursuit of large opportunities. Longer acting developments like the deployment of artificial intelligence (“AI”) tools become more significant over the five-year investment horizon. The Fund is invested in companies enabling consumer and business shifts online that are still early in their transition. It includes innovative healthcare companies enabling a shift towards more personalized and affordable healthcare, companies electrifying transport, supporting local business growth, and changing education.

Shopify Inc., the largest contributor to performance, provides merchant software enabling businesses to sell online. Shopify Inc. cut costs, jettisoned its lower margin logistics business, and is now more focused on advancing AI opportunities. The company is well placed to consolidate its position as infrastructure for online retail.

Gamified education company Duolingo, Inc. contributed to outperformance. It is growing rapidly owing to the high adoption of its language learning application. Its founder believes AI could approximate a human tutor in five years. Duolingo, Inc. has a substantial opportunity to satisfy more of the world's rapidly growing demand for learning.

Moderna, Inc. was the years largest detractor from performance. The COVID-19 vaccine maker's revenues declined faster than we expected. Its mRNA technology has potential applications ranging from infectious diseases and autoimmune diseases to cancers, as well as personalized medicines. Moderna, Inc.’s progress is not captured by the current share price. Novocure Ltd., an innovative cancer treatment business, was a large detractor. Conviction in holding the shares fell, and the position was sold.

The investment objective is to deliver significant outperformance over periods of five years plus. The Fund seeks to meet this objective by identifying exceptional growth businesses and owning them for long enough that the advantages of their business models and cultural strengths become the dominant drivers of their stock prices.

The Fund is positioned to benefit from conditions where stock prices are driven by the long-term progress of businesses. In contrast, stock market prices are currently highly sensitive to short term news flow, particularly anything suggesting a higher for longer inflation outlook.

JNL/BlackRock Global Allocation Fund BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Global Allocation Fund

††36% S&P 500 Index, 24% FTSE World (ex-U.S.) Index, 24% Bank of America Merrill Lynch Current 5-Year U.S. Treasury Index, 16% FTSE Non-U.S. Dollar World Government Bond Index

Average Annual Total Returns
Class A		Class I
1 Year	13.95%	1 Year	14.35%
5 Year	7.67	5 Year	7.98
10 Year	4.74	10 Year	5.02

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	13.8%
Financials	9.7
Health Care	8.8
Industrials	8.7
Consumer Discretionary	8.6
Government Securities	7.7
Communication Services	5.1
Consumer Staples	5.1
Energy	4.0
Non-U.S. Government Agency ABS	3.8
Materials	2.9
U.S. Government Agency MBS	1.7
Investment Companies	1.6
Utilities	1.5
Real Estate	0.8
Warrants	-
Other Short Term Investments	14.9
Securities Lending Collateral	1.3
Net Long (Short) Investments	100.0%

For the year ended December 31, 2023, JNL/BlackRock Global Allocation Fund underperformed its primary benchmark by posting a return of 13.95% for Class A shares compared to 23.74% for the Morningstar Developed Markets Target Market Exposure Index (Net). The Fund underperformed its blended benchmark return of 15.69% for the 36% S&P 500 Index, 24% FTSE World (ex-U.S.) Index, 24% Bank of America Merrill Lynch Current 5-Year U.S. Treasury Index, 16% FTSE Non-U.S. Dollar World Government Bond Index.

Within equities, an underweight to consumer staples and real estate contributed to performance. Selection within health care, partially offset by an overweight, positively impacted returns. Within fixed income, duration management, via tactical positioning along the U.S. yield curve and exposure to short-term European rates, was additive. Exposure to credit, notably high yield bonds, also contributed.

Within equities, selection in information technology (“IT”), industrials, communication services, consumer discretionary, and materials detracted from performance. Positioning in index futures used to manage the overall beta of the Fund over the year negatively impacted relative returns. An overweight to energy also detracted, though partially offset by selection. Within fixed income, exposure to agency mortgages weighed on performance over the year. Exposure to gold related securities, as well as exposure to cash and cash equivalents, primarily held as hedges against market volatility, dragged on performance as both equity and bond markets were positive for the year.

Over the year, the Fund’s overall equity allocation increased. Within equities, the Fund increased exposure to the U.S. and Japan. From a sector perspective, the Fund increased exposure to IT, financials, industrials, consumer discretionary and consumer staples, and decreased exposure to energy and materials. The Fund’s allocation to fixed income decreased. Within fixed income, the Fund increased exposure to non-U.S. government bonds and high yield corporate credit, and decreased exposure to U.S. government debt and investment grade credit. The Fund’s allocation to commodity related securities remained essentially unchanged. Reflecting the above changes, the Fund’s cash equivalents decreased from 18% to 7% of net assets.

Relative to its benchmark, the Fund was overweight equities and underweight fixed income, with exposure to cash equivalents and to a lesser extent, commodities. Within equities, the Fund was overweight IT, consumer discretionary, health care, industrials, energy and communication services, and underweight real estate and materials. From a regional perspective, the Fund was overweight the U.S. and Japan, and underweight Australia. Within fixed income, the Fund was underweight developed market government bonds and overweight corporate credit, securitized debt, and bank loans. From a duration perspective, the total portfolio duration was 2.0 years, up from 1.8 years as of December 31, 2022, vs. a benchmark duration of 2.4 years (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund's largest overweight was the Japanese Yen and largest underweight the Euro.

JNL/BlackRock Global Natural Resources Fund BlackRock International Limited. (Unaudited)

JNL/BlackRock Global Natural Resources Fund

Average Annual Total Returns
Class A		Class I
1 Year	-1.61%	1 Year	-1.35%
5 Year	12.60	5 Year	12.93
10 Year	1.86	10 Year	2.12

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

BlackRock International Limited assumed portfolio management responsibility on September 25, 2017.

Composition as of December 31, 2023:
Materials	53.3%
Energy	36.6
Consumer Staples	4.1
Industrials	1.9
Securities Lending Collateral	2.7
Other Short Term Investments	1.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL/BlackRock Global Natural Resources Fund underperformed its primary benchmark by posting a return of -1.61% for Class A shares compared to 3.38% for the S&P Global Natural Resources Index (Net).

The underperformance was primarily driven by negative stock selection in the mining sub-sector of the Fund. The mining sector underperformed in 2023, as China’s reopening rebound was softer than expected. Despite this, China’s industrial metal demand held up well, and the Caixin China General Manufacturing Purchasing Managers' Index ended the year at 50.8. Mined commodities were up across the board in 2023, with copper and iron ore prices rising. The gold and silver prices also rose. Increased political tensions in the Middle East, declining real interest rates and U.S. Dollar weakness acted as tailwinds for the gold price.

Energy equities faced a headwind in the form of market concerns about economic growth and the potential for this to impact on oil demand. However, oil demand increased through 2023. Over the course of the year, on the oil supply side, non-OPEC supply growth was stronger than expected, particularly outside of U.S. shale, whilst Russian oil production remained higher than expected. OPEC announced several cuts to target oil production levels to support oil prices. An apparent lack of cohesion within OPEC for its announced oil production cuts at the beginning of December led to a fading of the oil price impact from the cuts. Brent Crude Oil and West Texas Intermediate oil prices fell.

Within agriculture, food prices remained volatile. However, towards the end of the year, U.S. wheat prices fell, as supply increased due to higher-than-expected production in Russia and Australia as well as the extension of the Black Sea Grain Initiative.

At a stock level, the Fund’s overweight position in First Quantum Minerals Ltd. was the largest detractor from returns. Panama’s government announced the closure of the Cobre Panama mine after the Supreme Court ruled that the concession granted to the company was unconstitutional.

Weakness in lithium price impacted the Fund’s industrial mineral holdings, with Albemarle Corporation being one of the largest detractors from performance over the year.

On the other hand, the Fund’s overweight exposure to Wheaton Precious Metals Corp. contributed positively, as the company’s share price reacted positively to the underlying gold price moves.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/BlackRock Large Cap Select Growth Fund BlackRock Investment Management, LLC (Unaudited)

JNL/BlackRock Large Cap Select Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	49.68%	1 Year	50.11%
5 Year	15.45	5 Year	15.80
10 Year	12.49	10 Year	12.79

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	45.8%
Health Care	13.8
Consumer Discretionary	13.6
Financials	11.3
Communication Services	8.5
Industrials	4.2
Materials	1.2
Energy	0.8
Real Estate	0.6
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/BlackRock Large Cap Select Growth Fund outperformed its primary benchmark by posting a return of 49.68% for Class A shares compared to 40.25% for the Morningstar U.S. Large-Mid Cap Broad Growth Index.

The Fund’s investment objective is to seek long-term growth of capital. At the sector level, information technology (“IT”) was the largest contributor to relative performance driven by an overweight to semiconductors and semiconductor equipment industry. Notably, overweight positions in NVIDIA Corporation and Broadcom Inc. added to returns as both companies benefited from potential tailwinds from growth in artificial intelligence. Elsewhere in IT, an overweight position in Intuit, Inc. was a notable contributor. Shares of Intuit Inc. outperformed as the company reiterated its full year guidance, signaling confidence in its strategic direction and market position.

The largest detractors to relative performance were Nike, Inc. and Match Group, Inc. Shares of Match Group, Inc. struggled during the year as the company posted disappointing earnings amid the deteriorating macroeconomic conditions. The Fund’s cash position proved costly amid rising stock prices.

The Fund entered into forward foreign currency contracts to settle transactions denominated in foreign currencies. These derivative transactions did not have a meaningful impact on the Fund's performance. Due to a combination of Fund trading activity and market movements during the year, the largest increases in active weights, relative to the Russell 1000 Growth, were in IT and health care. Conversely, the largest reductions in active sector weights were in communication services and industrials.

JNL/Causeway International Value Select Fund Causeway Capital Management LLC (Unaudited)

JNL/Causeway International Value Select Fund

Average Annual Total Returns
Class A		Class I
1 Year	28.35%	1 Year	28.79%
5 Year	10.28	5 Year	10.61
10 Year	4.08	10 Year	4.36

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	17.9%
Industrials	16.1
Consumer Staples	15.0
Health Care	14.9
Information Technology	10.5
Consumer Discretionary	6.3
Utilities	5.1
Energy	4.9
Materials	4.3
Communication Services	3.1
Real Estate	0.8
Other Short Term Investments	1.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Causeway International Value Select Fund outperformed its primary benchmark by posting a return of 28.35% for Class A shares compared to 19.37% for the Morningstar Developed Markets ex-North America Value Target Market Exposure Index (Net).

Most of the Fund’s success in the year came from strong stock selection across a handful of sectors. Fund holdings in financials, industrials, and technology, as well as an overweight to industrials and technology contributed to relative performance. Conversely, holdings in energy, as well as an overweight position to consumer staples and health care offset some of the outperformance. The top contributor to return was jet engine manufacturer, Rolls-Royce PLC. Other notable contributors included banking & financial services company, UniCredit S.p.A., and electronic equipment manufacturer, Samsung Electronics Co Ltd. The largest detractor was rolling stock, signaling, and services provider for the rail industry, Alstom. Additional notable detractors included alcoholic beverage distributor, Diageo PLC, and airport operator, Beijing Capital International Airport Co., Ltd.

We currently expect global growth to decelerate in 2024. U.S. consumers should exhaust their excess COVID-19 related savings in early 2024 and ballooning fiscal deficits in developed countries may prevent government spending largesse for the next several years. Any sharp deceleration in real gross domestic product growth will likely prompt interest rate cuts from the U.S. Federal Reserve and other major developed country central banks. Despite signs of disinflation in the G7 countries, we cannot exclude the possibility of persistent core inflation above central bank targets in 2024.

We continue to focus on the long-term rewards from operational restructuring. In our experience, capable and motivated management teams of underearning companies can and often do boost returns to shareholders. Importantly, we aim to identify and buy these stocks many months before markets perceive positive catalysts. Many of the global and international Fund holdings we expect to outperform in 2024, in our view, add operational restructuring upside potential to the Fund across a range of sectors, such as consumer discretionary, industrials, consumer staples and information technology.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/ClearBridge Large Cap Growth Fund ClearBridge Investments, LLC (Unaudited)

JNL/ClearBridge Large Cap Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	44.55%	1 Year	45.05%
5 Year	15.23	5 Year	15.57
Since Inception	13.40	Since Inception	13.74
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	34.2%
Health Care	14.3
Consumer Discretionary	11.1
Industrials	10.5
Financials	10.3
Communication Services	8.5
Consumer Staples	4.7
Materials	2.0
Real Estate	1.6
Utilities	1.1
Other Short Term Investments	1.7
Total Investments	100.0%

For the year ended December 31, 2023, JNL/ClearBridge Large Cap Growth Fund outperformed its primary benchmark by posting a return of 44.55% for Class A shares compared to 40.25% for the Morningstar U.S. Large-Mid Cap Broad Growth Index.

The Fund outperformed due to stock selection. Stock selection in information technology (“IT”) was the primary contributor to performance, due to outperformance from the mega cap growth holdings that were led by graphics chip maker NVIDIA Corporation, cloud and software provider Microsoft Corporation, iPhone maker Apple Inc., as well as mid cap enterprise software makers Palo Alto Networks, Inc. and Salesforce, Inc. The rise of generative artificial intelligence as well as a peak in interest rates supported most of these names as well as Amazon.com, Inc. in consumer discretionary. Selection in communication services and industrials were also supportive of performance, led by Meta Platforms, Inc. and Netflix, Inc., which benefited from improved cost discipline, as well as solid execution from rideshare operator Uber Technologies and MRO supplier distributor W. W. Grainger, Inc.

Meanwhile, the Fund’s overall sector allocation detracted from relative performance. An underweight to outperforming IT was the main detractor from relative performance as the Fund was underweight several mega cap growth stocks that led market performance. An overweight exposure to health care was also a headwind due to a rotation out of defensive sectors that led to weakness in managed care provider UnitedHealth Group incorporated as well as negative implications for medical device makers from positive clinical trials for GLP-1 diabetes and obesity drugs that weighed on continuous glucose monitoring maker DexCom, Inc.

After the first three quarters of market returns dominated by the Magnificent Seven, market breadth improved to end 2023. We believe broadening participation should be supportive of the diversified approach. We expect a macro deceleration to lead to greater volatility in the year ahead. Against this backdrop, we want to own growth companies with cash flow support and where estimates have partly reset.

JNL/DFA International Core Equity Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA International Core Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	15.59%	1 Year	15.96%
Since Inception	6.15	Since Inception	6.52
‡Inception date June 24, 2019
†Inception date June 24, 2019

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	18.4%
Industrials	18.3
Consumer Discretionary	11.6
Materials	11.3
Energy	8.9
Consumer Staples	7.5
Health Care	7.0
Information Technology	5.8
Communication Services	4.4
Utilities	3.5
Real Estate	2.1
Warrants	-
Securities Lending Collateral	1.0
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/DFA International Core Equity Fund underperformed its primary benchmark by posting a return of 15.59% for Class A shares compared to 17.88% for the Morningstar Developed Markets ex-US Target Market Exposure Index (Net).

The developed ex U.S. market had positive performance for the year. With MSCI indices used as proxies, the developed ex U.S. market had a return of +17.82% as measured by MSCI World ex USA IMI Index (Gross). Small caps dividends underperformed large caps by 5.40% as measured by MSCI World ex USA Small Cap Index (Gross) and MSCI World ex USA Index (Gross). Large cap value stocks outperformed large cap growth stocks by 1.51% as measured by MSCI World ex USA Value Index (Gross) and MSCI World ex USA Growth Index (Gross), and small cap value stocks outperformed small cap growth stocks by 4.61% as measured by MSCI World ex USA Small Cap Value Index (Gross) and MSCI World ex USA Small Cap Growth Index (Gross).

The Fund’s emphasis on stocks with smaller market capitalizations detracted from relative performance. Conversely, the Fund’s emphasis on value stocks contributed positively to relative performance.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/DFA U.S. Core Equity Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA U.S. Core Equity Fund

Average Annual Total Returns
Class A		Class I
1 Year	22.27%	1 Year	22.71%
5 Year	14.47	5 Year	14.88
10 Year	10.33	10 Year	10.66

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	23.0%
Financials	15.0
Industrials	13.2
Consumer Discretionary	11.6
Health Care	11.0
Communication Services	7.4
Energy	6.2
Consumer Staples	5.7
Materials	4.0
Utilities	2.3
Real Estate	0.3
Rights	-
Other Short Term Investments	0.2
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/DFA U.S. Core Equity Fund underperformed its primary benchmark by posting a return of 22.27% for Class A shares compared to 26.22% for the Morningstar U.S. Market Extended Index.

The U.S. market had positive performance for the year. With MSCI indices used as proxies, the U.S. market had a return of 26.25% as measured by MSCI USA IMI (Gross). Small caps underperformed large caps by 10.44% as measured by MSCI USA Small Cap Index (Gross) and MSCI USA Large Cap Index (Gross). Large cap value stocks underperformed large cap growth stocks by 40.9% as measured by MSCI USA Large Cap Value Index (Gross) and MSCI USA Large Cap Growth Index (Gross), and small cap value stocks underperformed small cap growth stocks by 8.3% as measured by MSCI USA Small Cap Value Index (Gross) and MSCI USA Small Cap Growth Index (Gross).

The Fund’s emphasis on value stocks detracted from relative performance. The Fund’s emphasis on stocks with smaller market capitalizations also detracted from relative performance. Additionally, the Fund’s emphasis on high profitability stocks detracted from relative performance.

JNL/DFA U.S. Small Cap Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA U.S. Small Cap Fund

Average Annual Total Returns
Class A		Class I†
1 Year	16.72%	1 Year	17.12%
5 Year	12.00	5 Year	12.40
10 Year	7.51	10 Year	N/A
Since Inception	N/A	Since Inception	8.40
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Industrials	19.3%
Financials	18.4
Consumer Discretionary	15.1
Information Technology	11.5
Health Care	10.9
Energy	6.2
Materials	5.7
Consumer Staples	3.9
Communication Services	2.9
Utilities	2.4
Real Estate	0.8
Rights	-
Other Short Term Investments	2.5
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL/DFA U.S. Small Cap Fund underperformed its primary benchmark by posting a return of 16.72% for Class A shares compared to 19.42% for the Morningstar U.S. Small Cap Extended Index.

The U.S. market had positive performance for the year. With MSCI indices used as proxies, the annual return of the broad U.S. markets as measured by the MSCI USA IMI Index (Gross) was 26.25%. Small cap securities had positive performance for the year but trailed the broad market returning 18.44% as measured by the MSCI USA Small Cap Index (Gross).

The Fund’s exclusion of stocks with the lowest profitability and highest relative prices detracted from relative performance. The Fund’s focus on small cap stocks also detracted from relative performance, as mid cap stocks outperformed.

JNL/DoubleLine Core Fixed Income Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Core Fixed Income Fund

Average Annual Total Returns
Class A		Class I
1 Year	6.03%	1 Year	6.37%
5 Year	0.73	5 Year	1.05
10 Year	1.56	10 Year	1.83

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

DoubleLine Capital LP assumed portfolio management responsibility on September 25, 2017.

Composition as of December 31, 2023:
Government Securities	22.6%
Non-U.S. Government Agency ABS	21.4
U.S. Government Agency MBS	19.3
Financials	5.3
Utilities	3.8
Industrials	2.8
Energy	1.8
Communication Services	1.8
Health Care	1.8
Information Technology	1.7
Consumer Discretionary	1.6
Materials	1.4
Consumer Staples	1.3
Real Estate	1.0
Warrants	-
Other Short Term Investments	8.9
Securities Lending Collateral	3.5
Total Investments	100.0%

For the year ended December 31, 2023, JNL/DoubleLine Core Fixed Income Fund outperformed its primary benchmark by posting a return of 6.03% for Class A shares compared to 5.53% for the Bloomberg U.S. Aggregate Index.

Despite generating a positive return in 2023, fixed income was overshadowed by a massive equity rally that few saw coming. Many market participants expected a U.S. recession where traditional fixed income would outperform riskier credit. However, the recession did not materialize, and riskier credit rallied as investors shrugged off a regional banking crisis, debt ceiling worries, and geopolitical tensions, albeit not without some short-term volatility in markets. Through October, traditional fixed income returns were modestly negative, but strong November and December returns flipped many fixed income sectors positive for the year. Some of the largest contributions to returns came from investment grade corporates, agency mortgage-backed securities, and U.S. Treasuries. These longer duration sectors benefitted most from the significant rate rally at the end of the year. Non-agency residential mortgage-backed securities were another top contributor to performance as the sector enjoyed high carry and saw credit spread tightening, while home prices remained resilient. High yield corporates, bank loans, and emerging market bonds also contributed to performance due to the spread tightening seen during the year, particularly in the last two months of the year. The only sector to detract from performance was commercial mortgage-backed securities, as the sector remains distressed by high delinquency rates, falling collateral values, and concerns around ability to refinance.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/DoubleLine Emerging Markets Fixed Income Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Emerging Markets Fixed Income Fund

¹Effective December 31, 2023, the Fund changed its primary benchmark from JPM EMBI Global Diversified Index to the Bloomberg EM USD Aggregate Index for consistency with the Fund's principle investment strategies.

Average Annual Total Returns
Class A‡		Class I†
1 Year	9.48%	1 Year	9.83%
5 Year	1.46	5 Year	1.76
Since Inception	2.14	Since Inception	0.99
‡Inception date April 25, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	24.5%
Materials	14.9
Utilities	14.8
Energy	14.4
Government Securities	12.9
Consumer Staples	8.6
Communication Services	4.5
Industrials	4.4
Information Technology	-
Other Equity Interests	-
Securities Lending Collateral	0.8
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/DoubleLine Emerging Markets Fixed Income Fund outperformed its primary benchmark by posting a return of 9.48% for Class A shares compared to 9.09% for the Bloomberg EM USD Aggregate Index. Effective December 31, 2023, the JPMorgan EMBI Global Diversified Index was replaced as the Fund's primary benchmark. The Fund underperformed that benchmark, which posted a return of 11.09%.

We have an actively managed value oriented approach to delivering the best possible risk adjusted returns. Avoiding potential problem credits and minimizing credit losses are a critical function of the Fund’s credit analysis. Over 2023, emerging markets external sovereign bonds and external corporate bonds posted positive returns in a volatile year marked by easing global inflationary pressures which supported a fourth quarter shift in market sentiment from expectations for a “higher for longer” interest rate environment to growing bets for monetary policy easing in the new year. The outbreak in October of conflict in the Middle East added to geopolitical risks, which remained elevated amid the ongoing Russia-Ukraine war which extended into a second year. The positive performance of the J.P. Morgan Emerging Market Bond Index (EMBI) Global Diversified, which tracks sovereign bonds, was driven mainly by credit spread compression, with the spread over U.S. Treasuries tightening by 68 basis points (“bps”) over the year to end at 384 bps, with a smaller contribution from generally lower U.S. Treasury yields. Despite significant volatility observed in rates over the course of the year, the U.S. Treasury yield curve steepened only slightly on an end of year basis with 2-year U.S. Treasury yields lower by 18 bps to end at 4.25% and 10-year U.S. Treasury yields essentially unchanged at 3.88%. The U.S. Treasury yield curve finished the year inverted by 37 bps, as measured by the 2s10s curve.

The Fund’s underperformance for the year was attributed in part to its to its higher exposure to corporate credits relative to the benchmark as the corporate index underperformed the sovereign index over the year. The Fund’s duration stood at 5.16 years as of December 31, 2023 (versus the benchmark’s duration of 6.77 years as of December 31, 2023), down from 7.27 as of December 31, 2022. In our view, the risk appetite in 2024 will likely be driven by expectations around developed market central banks’ monetary policy cycles, global growth and inflation concerns, the U.S. and international election cycles, China’s fiscal and monetary stimulus measures and geopolitical spillover from the Israel-Hamas conflict. Other factors to watch include China-Taiwan tensions, the Russia-Ukraine war, the Chinese property sector and stress in the global banking sector.

JNL/DoubleLine Shiller Enhanced CAPE Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Shiller Enhanced CAPE Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	27.42%	1 Year	27.81%
5 Year	13.16	5 Year	13.51
Since Inception	13.35	Since Inception	10.94
‡Inception date September 28, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Non-U.S. Government Agency ABS	45.4%
Government Securities	24.0
Financials	4.7
U.S. Government Agency MBS	2.2
Industrials	2.1
Utilities	1.8
Consumer Discretionary	1.7
Health Care	1.5
Materials	1.4
Information Technology	1.4
Communication Services	1.1
Consumer Staples	0.9
Energy	0.8
Real Estate	0.3
Other Short Term Investments	10.7
Total Investments	100.0%

For the year ended December 31, 2023, JNL/DoubleLine Shiller Enhanced CAPE Fund outperformed its primary benchmark by posting a return of 27.42% for Class A shares compared to 26.29% for the S&P 500 Index.

The objective of the Fund is to outperform the returns of the benchmark. The Fund seeks to do this through exposure to the Shiller Barclays CAPE® U.S. Sector Index (“CAPE Index”), collateralized by a short-intermediate duration multi-sector fixed income portfolio. The CAPE Index outperformed the benchmark in the year, returning 27.82%. Over the course of the year, the CAPE Index was allocated to eight sectors: consumer discretionary, consumer staples, communication services, financials, healthcare, materials, information technology (“IT”) and real estate. Six of the eight sector allocations appreciated in value during the year with two declining. The best performing sector allocations were consumer discretionary and IT while the biggest detractors were consumer staples and healthcare. During the year, the Fund’s exposure to the CAPE Index was achieved entirely through equity index swap agreements. The use of these derivative instruments allowed the strategy to gain exposure to the CAPE index, which added to the Fund’s performance. The fixed income collateral portfolio contributed positively to the Fund’s returns in 2023. Every fixed income sector of the collateral portfolio appreciated in value during the year. The two best performing sectors in the collateral portfolio were non-agency mortgage-backed securities and collateralized loan obligations. The two most sluggish sectors were commercial mortgage-backed securities and U.S. government securities, but both added to the Fund’s returns.

JNL/DoubleLine Total Return Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Total Return Fund

Average Annual Total Returns
Class A		Class I†
1 Year	5.09%	1 Year	5.43%
5 Year	-0.26	5 Year	0.04
10 Year	1.45	10 Year	N/A
Since Inception	N/A	Since Inception	0.41
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
U.S. Government Agency MBS	42.1%
Non-U.S. Government Agency ABS	37.6
Government Securities	16.7
Securities Lending Collateral	2.8
Other Short Term Investments	0.8
Total Investments	100.0%

For the year ended December 31, 2023, JNL/DoubleLine Total Return Fund underperformed its primary benchmark by posting a return of 5.09% for Class A shares compared to 5.53% for the Bloomberg U.S. Aggregate Index.

The Fund’s underperformance was driven by its overweight allocation to structured credit sectors relative to the benchmark, as credit spreads broadly tightened during the year. Despite generating a positive return in 2023, fixed income was overshadowed by a massive equity rally that few saw coming. Many market participants expected a U.S. recession where traditional fixed income would outperform riskier credit. However, the recession did not materialize, and riskier credit rallied as investors shrugged off a regional banking crisis, debt ceiling worries, and geopolitical tensions, albeit not without some short-term volatility in markets. Through October, traditional fixed income returns were modestly negative, but strong November and December returns flipped many fixed income sectors positive for the year. Every sector in the Fund generated a positive return, with the largest contribution coming from U.S. Treasuries and agency mortgage-backed securities as these longer duration sectors benefitted most from the significant rate rally at the end of the year. Non-agency residential mortgage-backed securities were another top contributor to performance as the sector enjoyed high carry and saw credit spread tightening, while home prices remained resilient. Though still generating positive returns, the Fund’s exposure to floating rate and shorter-duration sectors, namely commercial mortgage-backed securities and collateralized loan obligations, contributed the least to performance. These sectors experienced less significant price gains than longer-duration, fixed rate bonds.

JNL/Fidelity Institutional Asset Management Total Bond Fund FIAM LLC (Unaudited)

JNL/Fidelity Institutional Asset Management Total Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	6.70%	1 Year	7.04%
5 Year	1.66	5 Year	1.96
10 Year	1.75	10 Year	2.02

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

FIAM LLC assumed portfolio management responsibility on June 24, 2019.

Composition as of December 31, 2023:
Government Securities	29.8%
U.S. Government Agency MBS	24.3
Financials	11.1
Non-U.S. Government Agency ABS	10.5
Energy	4.3
Industrials	3.0
Consumer Discretionary	2.8
Real Estate	2.6
Communication Services	2.4
Information Technology	1.6
Consumer Staples	1.6
Health Care	1.5
Materials	1.3
Utilities	1.2
Warrants	-
Other Short Term Investments	1.8
Securities Lending Collateral	0.2
Net Long (Short) Investments	100.0%

For the year ended December 31, 2023, JNL/Fidelity Institutional Asset Management Total Bond Fund outperformed its primary benchmark by posting a return of 6.70% for Class A shares compared to 5.53% for the Bloomberg U.S. Aggregate Index.

Underlying market dynamics contributed to a mixed, but overall favorable backdrop supporting performance among the various asset classes for the year.

Signs of continued tight labor markets and lessening though still elevated inflation readings pressured the U.S. Federal Reserve (“Fed”) to remain on a restrictive path, prompting several hikes during the first half of the year. During the fourth quarter, however, Fed officials expressed growing comfort with the existing inflationary environment, hinting that a shift towards a more accommodative policy stance was on the horizon. This seemingly dovish pivot spurred a relief rally across most asset classes to close out the year, as market participants interpreted this as long awaited clarity that the next move the Fed makes will be rate cuts instead of hikes.

The plus sector allocation was a primary contributor to outperformance. Leveraged loans fared well, as demand for this bespoke asset class remained elevated due in part to the unique floating rate feature embedded in these bonds. High yield also delivered favorably, as this more equity correlated sector participated in steady gains throughout the year. A small overweight to emerging markets contributed to a lesser extent. This area benefited from a decline in the price of energy and related inputs.

Looking at the core investment grade portion, a modest underweight to corporates acted slightly against returns, though the downside was more than offset by superior security selection, most notably among banking and communications issuers. An underweight to agency mortgage-backed securities was additive, since these securities finished among the worst performing components of the investable opportunity set. Lastly, underweight positioning in U.S. Treasuries was beneficial, given most non-Treasury sectors outperformed for the year.

The overall contribution from derivatives was marginally positive, driven by holdings of Treasury futures contracts which ultimately capitalized on the periodic volatility taking place across the rates complex during the year. The contribution from exposure to interest rate swaps was muted.

JNL/First Sentier Global Infrastructure Fund First Sentier Investors (Australia) IM Ltd. (Unaudited)

JNL/First Sentier Global Infrastructure Fund

Average Annual Total Returns
Class A		Class I
1 Year	2.81%	1 Year	3.05%
5 Year	6.38	5 Year	6.68
10 Year	3.27	10 Year	3.54

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

First Sentier Investors (Australia) IM Ltd. assumed portfolio management responsibility on August 13, 2018.

Composition as of December 31, 2023:
Utilities	46.0%
Industrials	36.9
Energy	7.9
Real Estate	7.1
Communication Services	1.0
Other Short Term Investments	1.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/First Sentier Global Infrastructure Fund underperformed its primary benchmark by posting a return of 2.81% for Class A shares compared to 5.78% for the S&P Global Infrastructure Index (Net).

The Fund uses a disciplined, bottom-up investment process with an equal emphasis on quality and valuation which aims to identify mispricing. As a result, the Fund’s relative performance tends to be driven primarily by stock selection.

The Fund invests in the shares of companies that own or operate infrastructure assets. The investment objective of the Fund is to seek total return through growth of capital and inflation protected income.

The Fund invests in a range of global listed infrastructure assets including toll roads, airports, railroads, utilities and renewables, energy midstream, wireless towers, and data centers.

Central banks adopted a “higher for longer” interest rate narrative for much of the year. This triggered a sharp rise in government bond yields, with the U.S. 10-year real bond yield reaching multi year highs in October. Elevated interest rates weighed on the valuation multiples of defensive assets, including global listed infrastructure. Meanwhile, inflation, which infrastructure assets can often pass on to the end user, subsided. Against this backdrop, global listed infrastructure delivered modestly positive returns during the year.

Spanish airport operator AENA S.M.E., S.A. (+49.44%) gained after reporting solid earnings results for the third quarter and providing a positive outlook for passenger volumes in late 2023 and early 2024. ASUR (+31.94%) enjoyed a strong finish to the year after details emerged of favorable terms for its 2024 - 2028 regulatory period, including an increase in the maximum tariff it is permitted to charge airlines. Brazil’s largest toll road operator CCR S.A. (+44.72%) climbed as investors were drawn to its attractive valuation multiples.

However, Chinese gas utility ENN Energy Holdings Limited (-45.76%) underperformed after announcing disappointing second quarter earnings, owing to reduced demand from commercial and industrial customers. Mobile tower stock Crown Castle Inc. (-10.24%) fell on concerns for higher interest rates. U.S. utility NextEra Energy, Inc. (-25.30%) fell after dividend growth forecasts for its renewables focused subsidiary NextEra Energy Partners, LP were revised lower.

Global listed infrastructure underperformed global equities in 2023 owing to rising interest rates and a broad based shift away from defensive assets. Earnings within the asset class have proved resilient, and valuations are now appealing. The team remains focused on bottom-up stock picking, seeking mispriced, good quality companies trading at attractive relative valuations.

JNL/Franklin Templeton Income fund Franklin Advisers, Inc. (Unaudited)

JNL/Franklin Templeton Income Fund

††50% S&P 500 Value Index, 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index

Average Annual Total Returns
Class A		Class I
1 Year	8.19%	1 Year	8.54%
5 Year	6.78	5 Year	7.10
10 Year	4.77	10 Year	5.05

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Health Care	13.0%
Financials	11.3
Equity Linked Structured Notes	10.3
Government Securities	10.1
Industrials	8.7
Information Technology	8.0
Consumer Discretionary	7.0
Consumer Staples	6.8
Energy	5.7
Utilities	5.3
Materials	4.5
Communication Services	3.2
Real Estate	0.9
Non-U.S. Government Agency ABS	0.4
U.S. Government Agency MBS	-
Other Short Term Investments	2.5
Securities Lending Collateral	2.3
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Franklin Templeton Income Fund underperformed its primary benchmark by posting a return of 8.19% for Class A shares compared to 26.29% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 17.89% for the 50% S&P 500 Value Index, 50% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

During 2023, the Fund’s asset mix shifted further toward fixed income, as the attractiveness of bonds increased due to broad spread widening during the year and higher government yields, while equity holdings decreased. The Fund’s cash position also rose slightly during the year.

The Fund’s equity allocation contributed to absolute returns during the year, driven by solid performance within information technology, financials and communication services. Within the Fund’s equity holdings, gains from Broadcom Inc. and Intel Corporation assisted returns within information technology, while Union Pacific Corporation added value within industrials. This performance offset losses among health care, utilities and energy stocks.

Aggressive monetary policy tightening from the U.S. Federal Reserve (“Fed”) affected the Fund’s fixed income investments during the year as rates rose sharply and economic growth continued to slow. As a result, U.S. Treasury holdings detracted from absolute performance due to their interest rate sensitivity. This was offset by a large allocation to health care, in addition to contributions from consumer discretionary and financials. The best performing fixed income holdings during the year were Community Health Systems, Inc., Tenet Healthcare Corporation, along with JBS USA Food Company.

The Fund used derivatives as a tool in seeking efficient management of certain risks (such as interest rate risk), as well as in providing an additional source of income to help the Fund reach its income generating objective.

We retain a cautious view on equities as markets digest the lagged effect of monetary policy tightening, the steepening of the yield curve, the cost of capital implications as rates remain higher for longer, and geopolitical risks. Within fixed income, we continue to believe that the Fed will remain vigilant to ensure inflation does not return, and we continue to expect a lack of fiscal constraint to weigh on balancing budgets. These factors should provide attractive yields while hedging the Fund against volatility should we see a drawdown in risk assets. In our assessment, average yields in corporate investment grade offer compelling income opportunities, as the attractiveness of higher quality assets has increased over the past 18 months. While the high-yield market also offers attractive yields, we remain balanced and selective due to the potential for higher refinancing costs and the possibility of an economic slowdown hurting companies’ fundamentals.

JNL/Goldman Sachs 4 Fund Goldman Sachs Asset Management, L.P. (Unaudited)

JNL/Goldman Sachs 4 Fund

Average Annual Total Returns
Class A		Class I†
1 Year	14.42%	1 Year	14.78%
5 Year	12.53	5 Year	12.87
10 Year	8.86	10 Year	N/A
Since Inception	N/A	Since Inception	10.67
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Goldman Sachs Asset Management, L.P. assumed portfolio management responsibility on April 26, 2021.

Composition as of December 31, 2023:
Information Technology	27.8%
Financials	13.8
Health Care	12.8
Consumer Discretionary	10.4
Industrials	8.6
Communication Services	7.7
Consumer Staples	5.9
Real Estate	3.5
Energy	3.3
Materials	3.0
Utilities	2.9
Short Term Investments	0.3
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Goldman Sachs 4 Fund underperformed its primary benchmark by posting a return of 14.42% for Class A shares compared to 26.29% for the S&P 500 Index.

On a sector basis, three of the eleven sectors contributed positively to relative performance. Seven of the eleven sectors detracted significantly from relative performance, while materials was largely flat to the benchmark. Energy, utilities, and real estate were the three contributing sectors. Information technology, communication services, and consumer discretionary were the three worst detracting sectors to relative performance. The bulk of the underperformance for the year resulted from underweighting or not holding the Magnificent Seven in the first half of the year.

KLA Corporation (+2.26% average Fund weight versus benchmark, +56.03% total return, +0.61% contribution to returns), Lam Research Corporation (+1.46% average Fund weight versus benchmark, +88.61% total return, +0.57% contribution to returns), Exxon Mobil Corporation (+0.00% average Fund weight versus benchmak, -6.24% total return, +0.44% contribution to returns), NetApp, Inc. (+1.87% average Fund weight versus benchmark, +51.14% total return, +0.38% contribution to returns), and Chevron Corporation (+0.00% average Fund weight versus benchmark, -13.62% total return, +0.38% contribution to returns) were the top stock level contributors.

NVIDIA Corporation (+0.20% average Fund weight versus benchmark, +239.02% total return, -2.14% contribution to returns), Microsoft Corporation (+0.66% average Fund weight versus benchmark, +58.19% total return, -1.58% contribution to returns), Meta Platforms, Inc. (+0.15% average Fund weight versus benchmark, +194.13% total return, -1.29% contribution to returns), Amazon.com, Inc. (+0.02% average Fund weight versus benchmark, +80.88% total return, -1.24% contribution to returns), and Apple Inc. (+0.94% average Fund weight versus benchmark, +49.00% total return, -1.12% contribution to returns) were the worst stock level detractors.

The turnover in names for the 2023 year end rebalance was within the historical average. The number of stocks in the Fund went from 146 to 149, with 57 new buys and 54 sells across three rebalances over the course of the year.

JNL/GQG Emerging Markets Equity Fund GQG Partners LLC (Unaudited)

JNL/GQG Emerging Markets Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	28.95%	1 Year	29.41%
5 Year	9.66	5 Year	9.99
Since Inception	5.73	Since Inception	6.05
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	20.8%
Energy	18.7
Information Technology	17.7
Utilities	11.5
Consumer Staples	9.1
Industrials	8.4
Materials	6.3
Health Care	3.0
Consumer Discretionary	1.9
Real Estate	0.7
Other Short Term Investments	1.8
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/GQG Emerging Markets Equity Fund outperformed its primary benchmark by posting a return of 28.95% for Class A shares compared to 10.19% for the Morningstar Emerging Markets Target Market Exposure Index (Net).

From a sector perspective, during the year the Fund was helped on a relative basis by stock selection in utilities, consumer staples, and energy. Relative performance was negatively impacted by an underweight to information technology and an overweight to consumer staples. From a country perspective, the Fund was helped on a relative basis by stock selection in India, an underweight to China, and an overweight to Brazil. Relative performance was negatively impacted by stock selection in United States, an underweight to Taiwan and South Korea.

The investment objective of the fund is to achieve long-term capital appreciation.

Energy, utilities, and consumer staples are the largest overweight in the Fund with consumer discretionary, communication services, and information technology the largest underweight. Potential headwinds include a material slowdown in global economic activity, which could drive lower demand for crude oil and a sharp decline in commodity prices negatively impacting earnings growth in energy. A more dovish tone from central banks regarding their intention to raise interest rates could spark a risk on environment in the global equity markets and a rerating of high multiple names in communication services and information technology that the Fund is underweight. The Fund may underperform in that scenario.

On a country basis, India and Brazil are the largest overweight while China, Taiwan, and South Korea are the largest underweight. Potential headwinds include a sustained spike in oil prices since India is a large crude importer. However, if oil stays near current levels, we expect only a modest increase in India’s inflation rate, which we believe has trended in the mid-single digits for years and is manageable, in our opinion. A strong rally in information technology names in Asia, where we are currently underweight, may also lead to underperformance for the Fund.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Harris Oakmark Global Equity Fund Harris Associates, L.P. (Unaudited)

JNL/Harris Oakmark Global Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	19.99%	1 Year	20.45%
5 Year	11.03	5 Year	11.36
Since Inception	5.77	Since Inception	5.31
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	28.8%
Health Care	17.7
Consumer Discretionary	13.2
Communication Services	12.4
Industrials	8.3
Information Technology	7.5
Energy	3.4
Consumer Staples	3.4
Materials	2.8
Other Short Term Investments	2.5
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Harris Oakmark Global Equity Fund underperformed its primary benchmark by posting a return of 19.99% for Class A shares compared to 23.74% for the Morningstar Developed Markets Target Market Exposure Index (Net).

Relative to the benchmark, stock selection detracted for the year while sector weightings contributed to overall performance. On a geographic basis, stock selection in the U.S. and Japan generated the top results, while holdings in France and the U.K. generated the worst relative performance. On a sector basis, holdings in consumer staples and energy delivered the best relative results. A less than benchmark weighting in information technology and stock selection in consumer discretionary were the largest relative detractors.

The primary long-term goal for this Fund is to achieve a high absolute rate of return.

Major global markets generally showed strength in 2023 following a challenging 2022. The calendar year included a presence of heightened volatility. Central banks throughout the world continued to tighten monetary policy to combat elevated inflation.

Alphabet Inc. was a top performer during the year. The communication services company reported generally strong first, second and third quarter results during the year, in our view. During the second quarter, the company’s new generative artificial intelligence search product launched its beta version. We continue to believe Alphabet Inc. offers attractive upside.

Worldline was a bottom performer during the year. In October, the French multinational payment and transactional services company delivered a weaker than expected set of results and the stock fell significantly on the news. Management reduced growth estimates citing two factors which management confirmed are both transitory on a call.

At year end, the Fund’s equities spanned ten countries in five regions. The weighting in the U.S. increased throughout the year, while Germany was decreased. The Fund gained exposure to Japan. The Fund ended 2023 with exposure to nine sectors, gaining exposure to energy through the purchases of ConocoPhillips and Phillips 66. The Fund’s weighting in health care and energy increased and decreased in consumer discretionary and financials.

Generally, the Fund’s only derivative use is foreign currency forwards for hedging purposes. The Fund may implement currency hedging when it views that a currency is overvalued by more than 20% of its estimated purchasing power parity. The Fund does not have any hedges.

JNL/Heitman U.S. Focused Real Estate Fund Heitman Real Estate Securities, LLC (Unaudited)

JNL/Heitman U.S. Focused Real Estate Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	9.66%	1 Year	9.89%
5 Year	7.10	5 Year	7.41
Since Inception	5.34	Since Inception	5.64
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Real Estate	98.4%
Other Short Term Investments	1.5
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Heitman U.S. Focused Real Estate Fund underperformed its primary benchmark by posting a return of 9.66% for Class A shares compared to 11.33% for the Morningstar U.S. REIT Index.

The stock selection environment for 2023 can be bifurcated into pre and post November 1, 2023. We believe the post November 1, 2023, period can be characterized by speculation of U.S. Federal Reserve rate cuts and recession avoidance, which caused a near historic reversal in the bearish REIT sentiment being expressed by hedge funds and generalist equity investors. In our view, the resulting impact on the REIT market was outperformance in sectors and specific securities, which remain fundamentally challenged. This outperformance of REITs with negative fundamentals created a difficult securities selection environment and a reversal of the Fund’s outperformance year to date, in our view.

Regarding attribution, digital infrastructure, residential, and triple net outperformed. Digital infrastructure was driven by Digital Realty Trust, Inc. that outperformed due to accelerating data center demand being further propelled by cloud computing and artificial intelligence deployments. Within the residential sector, the underweight position to Sunbelt apartments helped, as the Sunbelt region faces record development deliveries. Within triple net, the overweight position in EPR Properties drove the return on a positive outcome of the Regal Cinemas bankruptcy process, a critical tenant for the REIT, resulting in favorable lease terms.

The underperformance was led by retail. The overweight positions in Kimco Realty Corporation and Kite Realty Group Trust and underweight position to Simon Property Group, Inc. caused retail underperformance. The underperformance of Kimco Realty Corporation was a result of the announcement to acquire a competing REIT. While we believe the acquisition will add value based on our fundamental research, the market typically takes a cautious approach to the outcome. The reason for the Simon Property Group, Inc. outperformance may be attributed to the market dynamics of the incrementally more bullish sentiment on REITs and outperformance of lower quality companies in the final months of the year.

JNL/Invesco Diversified Dividend Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Diversified Dividend Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	8.54%	1 Year	8.92%
5 Year	9.48	5 Year	9.82
Since Inception	6.76	Since Inception	7.10
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	19.5%
Health Care	15.2
Industrials	12.2
Consumer Staples	11.2
Information Technology	8.9
Energy	7.4
Utilities	6.4
Consumer Discretionary	5.7
Communication Services	3.8
Materials	3.8
Real Estate	2.4
Other Short Term Investments	3.5
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Invesco Diversified Dividend Fund underperformed its primary benchmark by posting a return of 8.54% for Class A shares compared to 14.34% for the Morningstar U.S. Large-Mid Cap Broad Value Index.

Within the Fund’s style specific index, communication services and information technology (“IT”) were the best performing sectors, while utilities and health care were the worst performing sectors during the year. Our focus on high quality, attractively valued dividend paying companies was a headwind in 2023 as the market was led by more growth oriented, non-dividend paying stocks that don’t fit our disciplined approach. Stock selection and an underweight position in communication services detracted the most from relative return, as the sector posted strong gains during the year. The Fund didn’t own several of the year’s best performers in this sector, including Meta Platforms, Inc., and Alphabet Inc., because they don’t pay a dividend, which was a meaningful detractor from relative return. Alternatively, stock selection in industrials, consumer staples and IT were the largest positive contributors to relative return.

During the year, holdings in IT and industrials were among the largest contributors to the Fund’s absolute performance. Microsoft Corporation was the largest individual contributor to overall Fund performance. Shares of the company rose as management reported strong financial results for 2023. Microsoft Corporation also benefitted from investor excitement around how artificial intelligence could supplement Microsoft Corporation’s already robust technology platform. Motion and control technologies leader Parker-Hannifin Corporation was also a large contributor to overall performance. The company benefitted from strong results in 2023, including record sales. The company also said the Meggitt integration and synergies are ahead of schedule and raised forward guidance.

Holdings within energy and financials were among the largest detractors from absolute Fund performance. Integrated energy company Chevron Corporation was the largest detractor from overall performance during the year. Shares of the company fell along with energy in general toward the end of the year as oil prices declined. While management also released disappointing results for the third quarter of 2023, we believe many of the headwinds were driven by timing issues that will be resolved in the fourth quarter. Financial services company The Charles Schwab Corporation was also among the largest detractors from overall performance. The company underperformed following the banking crisis that occurred in March. The Charles Schwab Corporation was heavily scrutinized for unrealized losses in their securities portfolio following the U.S. Federal Reserves’ tightening campaign. Unlike the banks that failed, The Charles Schwab Corporation has a highly diversified deposit base across 34 million accounts and most deposits are insured.

During the year, the team took advantage of market volatility by initiating several new positions and exiting several positions as well. While sector exposure versus the benchmark remains generally balanced, the largest overweight positions were in utilities and consumer staples. The largest underweight positions were in communication services and IT as of yearend.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/Invesco Global Growth Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Global Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	34.59%	1 Year	34.97%
5 Year	12.11	5 Year	12.44
10 Year	8.28	10 Year	8.56

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	29.7%
Communication Services	19.7
Consumer Discretionary	12.2
Industrials	11.9
Health Care	11.0
Financials	9.0
Real Estate	5.2
Materials	0.7
Consumer Staples	0.1
Other Short Term Investments	0.5
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Invesco Global Growth Fund outperformed its primary benchmark by posting a return of 34.59% for Class A shares compared to 22.13% for the Morningstar Global Target Market Exposure Index (Net).

The Fund is focused on investing in high quality companies with sustainable competitive advantages, that are positioned to benefit from long term structural growth themes. The team seeks to own industry leaders, with global scalability, that compound economic returns over time.

The Fund outperformed the index in 10 of the 11 Global Industry Classification Standard sectors. Stock selection in communication services, real estate, health care, financials and industrials added to relative performance. Underweight allocations to consumer staples, energy, materials and utilities, as well as an overweight allocation to information technology, also added to relative performance. Stock selection in consumer discretionary detracted from relative performance.

Meta Platforms, Inc. and Alphabet Inc. were the two greatest individual contributors to performance during the year. Meta Platforms, Inc. has maintained its strong network effect advantage, with its user base growing across all applications, engagement remaining resilient and further monetization improvements being seen in recent quarters. Reels continues to attract more advertisers and its impact on the firm’s advertising revenue is now neutral, unlike its negative effect in the past. Alphabet Inc. is one of the best positioned companies across today’s major waves of innovation. This year, the company has been firing on all cylinders: advertising demand has stabilized, search and YouTube growth have been accelerating, cloud growth remains resilient and the company’s focus on efficiency has been bearing fruit.

JD.com, Inc. and Meituan were the two greatest individual detractors from performance during the year. JD.com, Inc. is a major player in Chinese ecommerce, offering a wide selection of authentic products at competitive prices, with fast and reliable delivery. The shares have trended lower over the course of the year, as the Chinese post COVID-19 recovery has been underwhelming. Meituan is the largest food delivery service in China. The stock price has been down over the past year due to margin pressures and slowing growth amidst stiff competition.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/Invesco Small Cap Growth Fund Invesco Advisers, Inc. (Unaudited)

JNL/Invesco Small Cap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	12.12%	1 Year	12.48%
5 Year	8.66	5 Year	9.00
10 Year	7.36	10 Year	7.64

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	24.1%
Industrials	21.8
Health Care	18.4
Consumer Discretionary	11.8
Financials	6.5
Consumer Staples	4.2
Energy	4.0
Materials	2.7
Real Estate	1.9
Communication Services	0.6
Utilities	0.5
Other Short Term Investments	3.5
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Invesco Small Cap Growth Fund underperformed its primary benchmark by posting a return of 12.12% for Class A shares compared to 22.61% for the Morningstar U.S. Small Cap Broad Growth Extended Index.

Relative underperformance was driven by stock selection in information technology, consumer discretionary, health care, consumer staples, and financials. An energy overweight was a detractor; however, this was offset by positive stock selection. and ancillary cash position also detracted from relative performance. Alternatively, stock selection in real estate and materials contributed to relative performance. Relative underweights in real estate, communication services, materials, financial, and utilities helped results as well. An overweight in information technology added to relative returns.

The leading absolute detractor during the year was Revance Therapeutics, Inc., which announced a new pricing strategy to reduce the price for Daxxify to price closer to parity with similar but competing product neuromodulator, Botox, despite having a longer period of efficacy. This initiative created concerns that a ‘pricing war’ may begin, leading to significant multiple compression despite solid fundamentals.

Medical device company, Insulet Corporation, sold off on concerns over the potential impact of GLP-1 diabetes drugs on the sales of Insulet Corporation’s insulin pumps. Insulet Corporation’s CEO also highlighted the potential for patients with diabetes to delay beginning insulin therapy, which would be a headwind to the business.

Halozyme Therapeutics, Inc. faced headwinds after company leadership delivered underwhelming forward guidance. A rotation into more cyclical names away from defensive health care names such as Halozyme Therapeutics, Inc. also weighed on the share price.

Popular quick service chicken wing restaurant, Wingstop Inc, was the leading contributor on an absolute basis. The company continues to generate industry leading sales and earnings per share growth driven by growing adoption of their new sandwich platform, a rollout to third party delivery platforms, and increasing digital penetration. Same store sales growth is also industry leading and viewed very favorable given it was driven by higher customer traffic while pricing remained fairly stable.

Manhattan Associates, Inc. was also among the leading absolute contributors. The enterprise software solution company has put together a string of impressive fundamental results, which we believe is a reflection of its strong position in the marketplace and strength from new product rollouts. With most software companies struggling to add new customers, Manhattan Associates, Inc. has excelled and delivered best in class results.

Saia, Inc. is a less than truckload transportation company and rallied during the year on strong profitability results despite a difficult macroeconomic backdrop. Saia, Inc. is also expanding its network footprint, which bodes well for future profitability. The less than truckload shipping company has executed well on pricing and experienced an increase in shipments per workday and an increase in tonnage per workday implying improving shipping trends.

Rate increases have slowed the economy and dampened inflation, although the labor market remains healthy. Elevated consumer savings and a strong job market have supported consumption despite higher interest rates and a decelerating economy. The recent rally in low quality stocks signals that the market thinks the U.S. Federal Reserve has achieved a soft landing, has finished raising interest rates and is ready to pivot to easing. However, we remain cautious. We scaled back some defensive positioning and introduced more cyclicality, but are aware of potential risks, so we seek to maintain balanced positioning. We see artificial intelligence as a significant technology trend with wide ranging implications for technology investment, employment and productivity enhancements moving forward.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/JPMorgan Global Allocation Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan Global Allocation Fund

††60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg Global Aggregate Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	12.70%	1 Year	13.02%
5 Year	5.50	5 Year	5.79
Since Inception	3.93	Since Inception	3.80
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on June 24, 2019.

Composition as of December 31, 2023:
Financials	13.6%
Government Securities	13.4
Information Technology	11.5
Consumer Discretionary	10.2
Industrials	8.6
Health Care	6.9
Communication Services	5.2
Non-U.S. Government Agency ABS	4.7
Energy	4.5
Consumer Staples	3.9
Investment Companies	3.4
Materials	2.9
Utilities	2.6
Real Estate	2.3
Rights	-
Other Short Term Investments	3.4
Securities Lending Collateral	2.9
Net Long (Short) Investments	100.0%

For the year ended December 31, 2023, JNL/JPMorgan Global Allocation Fund underperformed its primary benchmark by posting a return of 12.70% for Class A shares compared to 22.13% for the Morningstar Global Target Market Exposure Index (Net). The Fund underperformed its blended benchmark return of 15.39% for the 60% Morningstar Global Target Market Exposure Index (Net), 40% Bloomberg Global Aggregate Index.

The objective of the Fund is to maximize long-term total return by using significant flexibility to invest in a broad range of equity, fixed income, and alternative asset classes in the U.S. and other markets throughout the world. Over the year, asset allocation decisions and manager alpha both detracted from returns.

The global economy’s evasion of recession – marked by a stronger economy, meaningful disinflation, and a triumphant end to rate hikes – powered both equity and fixed income markets higher in 2023.

During the year, the Fund increased exposure to equities by adding to U.S. large cap and emerging markets equities amid an increasingly positive outlook and expectations of a soft landing. Fixed Income exposure also increased, as the Fund added to U.S. duration.

As we head into 2024, a combination of solid activity and falling inflation has seen the market narrative increasingly shift towards the prospects of a soft landing and earlier than expected rate cuts. The Fund marginally increased overall equities, preferring the defensive characteristics of U.S. equities. As central banks move from hiking to cutting in 2024, we expect both stocks and bonds to benefit. Amid receding inflation, stock and bond correlations should eventually fall towards neutral levels. Moderate growth and less restrictive policy are supportive for asset returns in the first half of 2024. We continue to incorporate selective opportunities within credit, preferring higher quality carry assets. We remain active in our positioning and are assessing larger tilts as we continue to monitor developments in global economies, as inflation concerns ease and growth concerns arise.

The Fund uses equity and fixed income futures for efficient portfolio management. The Fund also invests in currency futures and FX forwards. Derivatives positions negatively impacted the Fund during the year.

JNL/JPMorgan Hedged Equity Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan Hedged Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	15.70%	1 Year	15.97%
5 Year	9.03	5 Year	9.36
Since Inception	7.44	Since Inception	7.75
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	28.2%
Financials	13.0
Health Care	12.4
Consumer Discretionary	11.4
Industrials	8.5
Communication Services	7.8
Consumer Staples	6.2
Energy	3.9
Utilities	2.3
Real Estate	2.3
Materials	2.3
Other Short Term Investments	1.7
Total Investments	100.0%

For the year ended December 31, 2023, JNL/JPMorgan Hedged Equity Fund outperformed its primary benchmark by posting a return of 15.70% for Class A shares compared to 11.82% for the CBOE S&P 500 BuyWrite Index.

The S&P 500 Index ended 2023 strong, returning +26.29% for the year. Information technology and communication services were the best performing sectors, returning +57.84% and +55.80%, respectively. Utilities and energy were the only sectors which closed the year in red returning -7.08% and -1.33%, respectively.

True to form, the Fund performed as designed, participating in a strong portion of the market upside throughout the year with a lower volatility profile versus the S&P 500 Total Return Index.

U.S. equity market valuations remain elevated, and consensus stands that volatility is likely to continue in 2024, given uncertainty around the U.S. Federal Reserve and a potential soft landing. If U.S. equity markets are more sideways in 2024, this backdrop is constructive for the Fund. Each quarter, the Fund can participate in 3.5-5.5% of market upside on average. Therefore, if the market is up moderately throughout the year, the Fund has the potential to capture a significant portion. Alternatively, if the S&P 500 declines during 2024, the Fund has an explicit quarterly downside hedge in place to help investors capture less of the downside when markets sell off.

The sector neutral underlying equity Fund is well positioned for the uncertainties and volatility that may be experienced in 2024 and is constructed through fundamental research and risk-aware Fund construction. Additionally, if interest rates remain elevated for longer or if there is an increase in volatility, these factors can be net tailwinds to the Fund. When volatility or interest rates are high, the Fund’s quarterly upside cap can increase, indicating more potential upside with no change to the downside hedge. As a reminder, we use options purely for risk mitigation purposes in the Fund. Options detracted from returns during the year. By forgoing a portion of the market upside, we can provide our clients with an explicit downside hedge each quarter. In addition, we use futures in the Fund for cash management.

Given lower prospects for a traditional 60/40 portfolio over the next 5 to 15 years, we’ve seen many clients think about the Fund to get 60/40-like risk exposure, while adding more to equities and reducing some fixed income.

JNL/JPMorgan MidCap Growth Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan MidCap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	23.21%	1 Year	23.59%
5 Year	15.61	5 Year	15.96
10 Year	11.32	10 Year	11.62

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	24.7%
Health Care	20.3
Industrials	19.7
Consumer Discretionary	15.1
Financials	10.9
Energy	3.8
Communication Services	2.9
Consumer Staples	1.1
Materials	0.3
Other Short Term Investments	1.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/JPMorgan MidCap Growth Fund outperformed its primary benchmark by posting a return of 23.21% for Class A shares compared to 20.84% for the Morningstar U.S. Mid Cap Broad Growth Index.

Overweight allocations within health care and cash were the primary detractors in 2023. Stock selection in energy and an underweight within consumer staples contributed.

SolarEdge Technologies Ltd. Was the top detractor in 2023. Results were challenged in the back half of the year largely due to weaker U.S. residential solar demand and channel destocking. Growing competition in the U.S. and globally also weighed on returns and as a result we eliminated our position in the fourth quarter. A position in First Republic Bank also detracted as the stock came under pressure due to substantial deposit outflows in the wake of Silicon Valley Bank and Signature Bank collapsing. We subsequently exited our position in the first quarter.

An overweight position in Palo Alto Networks, Inc. was the top contributor in 2023 on the back of strong earnings reports throughout the year as budgets for cybersecurity proved to be more resilient than the market was anticipating. The company remains a top overweight. An underweight position in Enphase Energy, Inc. also contributed as higher rates and increasing competition weighed on demand. The Fund increased its underweight position by fully exiting the name in the first quarter.

The Fund’s positioning is balanced between high quality cyclical and secular growth opportunities across a variety of sectors. After entering 2023 as a top underweight, information technology now represents an overweight position as the team selectively added to quality growth franchises with reset expectations and solid fundamentals. Health care remains a top overweight despite narrowing throughout the year as the team pared back from more defensive names that held up well in 2022. Consumer discretionary is also a top overweight as the team added to select technology enabled companies. Consumer staples and real estate represent the top underweights.

JNL/JPMorgan U.S. Government & Quality Bond Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan U.S. Government & Quality Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	4.16%	1 Year	4.51%
5 Year	0.50	5 Year	0.81
10 Year	1.26	10 Year	1.53

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
U.S. Government Agency MBS	43.2%
Government Securities	38.7
Non-U.S. Government Agency ABS	8.0
Financials	2.6
Communication Services	1.2
Consumer Staples	0.9
Health Care	0.7
Utilities	0.4
Industrials	0.3
Consumer Discretionary	0.2
Energy	0.2
Materials	0.1
Real Estate	-
Other Short Term Investments	3.5
Total Investments	100.0%

For the year ended December 31, 2023, JNL/JPMorgan U.S. Government & Quality Bond Fund outperformed its primary benchmark by posting a return of 4.16% for Class A shares compared to 4.09% for the Bloomberg U.S. Government Index.

We incorporate a bottom up, value-oriented approach to fixed income investment management and central to this approach is: identifying securities that are priced inefficiently; making sector allocation decisions based on a broad sector outlook, utilizing expected return and valuation analysis; managing the yield curve, with an emphasis on evaluating relative risk/reward relationships along the yield curve; and managing portfolio duration used primarily as a risk-control measure.

The U.S. Treasury yield curve spread between two and 10-year maturities bull steepened 11 basis points, with the yield of the two-year note decreasing 80 basis points to 4.25% and the yield of the 10-year Treasury moving 69 basis points lower to 3.88%. As a result, the Fund’s duration posture and yield curve positioning were net negative for performance. The Fund finished the year underweight in the 5 to 7-year segment of the yield curve, overweight the 10 to 20-year segment, and underweight the 30-year bucket. The Fund remained shorter duration compared to the benchmark, finishing the year at 5.8 years versus the benchmark duration of 6.1 years.

From a sector perspective, an underweight to Treasury debt was positive as spread sectors outperformed comparable duration Treasuries. Specifically, the Fund’s allocation to agency mortgage-backed securities was the primary driver of returns during the year. Allocations to commercial mortgage-backed securities and investment grade credit were also positive during the year.

Growth and inflationary pressures have moderated to the point that the U.S. economy now appears to be in a soft landing. After almost two years of relentless monetary tightening, policymakers acknowledged that they had seen enough improvement in inflation to call a truce and have even opened the door to rate cuts in 2024. Expecting a hawkish bias from the U.S. Federal Reserve (“Fed”), markets were caught off guard with this dovish stance, and an impressive rally began across all asset classes into the end of 2023. While core inflation currently remains high relative to the Fed’s target, the disinflation trends remain well entrenched and should bring inflation readings back into the 2% range next year.

The primary risk to our forecast is a reacceleration of inflation that causes central banks to return to tightening. As each quarter passes, businesses and households are progressively adjusting to the higher cost of financing any expenditures. A global shortage in housing stock and low unemployment may mean that delayed consumption starts up again at a time when inflation is still above most central bank targets. Also on the horizon in 2024 are the U.S. presidential election and elections in 39 other countries, including the UK, Taiwan, Mexico, Indonesia, Venezuela, and Pakistan. The potential for geopolitical tensions to escalate remains high and is not yet priced into bond markets. Interestingly, some of the old favorite concerns, such as problems with the U.S. regional banking system and vacant office properties in central business districts, didn’t resonate this year.

Regarding the Fund’s outlook, the team will continue to manage conservatively adding high quality, liquid securities using our investment process built on bottom up security selection. The team will work to take advantage of bouts of volatility, adding positions when valuations are attractive. Lastly, the team continues to target a long run duration of 5.0 to 5.75 years.

JNL/JPMorgan U.S. Value Fund J.P. Morgan Investment Management Inc. (Unaudited)

JNL/JPMorgan U.S. Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	9.00%	1 Year	9.34%
5 Year	9.77	5 Year	10.11
10 Year	6.37	10 Year	6.65
The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

J.P. Morgan Investment Management Inc. assumed portfolio management responsibility on April 27, 2020.

Composition as of December 31, 2023:
Financials	22.6%
Health Care	16.3
Industrials	13.4
Information Technology	8.4
Energy	8.3
Consumer Discretionary	8.0
Consumer Staples	6.1
Materials	5.6
Communication Services	4.8
Utilities	4.1
Real Estate	1.3
Other Equity Interests	-
Other Short Term Investments	1.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/JPMorgan U.S. Value Fund underperformed its primary benchmark by posting a return of 9.00% for Class A shares compared to 14.34% for the Morningstar U.S. Large-Mid Cap Broad Value Index.

The S&P 500 Index ended 2023 strong, returning +26.29% for the year. Information technology and communication services were the best performing sectors, returning +57.84% and +55.82%, respectively. Utilities and energy were the only sectors which closed the year negative returning -7.08% and -1.33%, respectively.

This was a historically difficult year for value as a style. Over the last 25 years, only two calendar years were more challenging relative to growth: 1999 and 2020. From a stock selection standpoint, consumer discretionary, financials and industrials were most disappointing, whereas healthcare served as a relative bright spot.

Stock selection within industrials has weighed on performance largely due to not owning General Electric Company and the position in RTX Corporation. Shares of RTX Corporation underperformed after news of a jet engine issue in their existing GTF lineup of aircrafts. In response, management significantly lowered guidance through 2025, and will be conducting maintenance on all impacted engines. The Fund trimmed its position given elevated near term risks. Still, we’re confident in long term fundamentals because management discovered the issue as part of their internal controls and there’s no expected impact on future production. Additionally, RTX Corporation’s impressive balance sheet and diversified business mix comprised of defense contracts and commercial aerospace provides an attractive risk/reward profile.

Stock selection within financials also weighed on performance, though it was largely unrelated to the regional banking crisis earlier this year. Interestingly, JP Morgan Chase & Co., which the Fund can’t own due to regulatory reasons, is the primary driver of relative weakness. Alternatively, stock selection in healthcare was aided by Eli Lilly and Company, a standout performer given the success and excitement around their newly launched diabetes drug (Mounjaro). Recent momentum has led the Fund to take profits given its lofty valuation; however, part of the premium valuation is justified given management’s proven track record of execution and durable long term growth profile.

NXP Semiconductors N.V. and Microsoft Corporation served as the top two largest stock specific contributors for the year. We continue to have favorable views of these companies given strong fundamentals, healthy balance sheets, and savvy management execution.

The Fund continues to focus on fundamentals of the economy and company earnings. Our analysts’ estimates for S&P 500 Index earnings currently project +12% for 2024 and +12% for 2025. While subject to revision, this forecast includes our best analysis of earnings expectations.

Easing inflation and improved prospects for growth have helped fuel optimism for a soft landing. However, be it the U.S. election, higher policy rates or significant geopolitical tension, risks remain that could push the economy into recession in 2024. Through the volatility, we continue to focus on high conviction stocks and take advantage of market dislocations for compelling stock selection opportunities.

JNL/Lazard International Strategic Equity Fund Lazard Asset Management LLC (Unaudited)

JNL/Lazard International Strategic Equity Fund

Average Annual Total Returns
Class A		Class I†
1 Year	16.51%	1 Year	16.82%
5 Year	7.21	5 Year	7.52
10 Year	4.77	10 Year	N/A
Since Inception	N/A	Since Inception	5.34
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Industrials	25.5%
Financials	17.0
Health Care	14.2
Information Technology	12.8
Consumer Discretionary	7.3
Consumer Staples	7.3
Communication Services	5.1
Utilities	3.3
Materials	2.5
Energy	1.8
Real Estate	0.4
Other Short Term Investments	2.8
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Lazard International Strategic Equity Fund underperformed its primary benchmark by posting a return of 16.51% for Class A shares compared to 18.17% for the Morningstar Developed Markets ex-North America Target Market Exposure Index (Net).

An overweight allocation to and stock selection within information technology were most additive to performance. Financials were the biggest headwind to relative results. Detractors to relative performance included AON Public Limited Company. The shares came under pressure towards the end of the year. Management announced a deal to acquire NFP Corp, which would bolster the company’s presence in the middle market. The size of the transaction and expected timeline to get approval weighed on investor sentiment. A strong U.S. Dollar has been a headwind to sales and profit growth over the course of the year. In addition, the lack of capital market activity has dragged on AON Public Limited Company commercial risk division. MERCK Kommanditgesellschaft auf Aktien has faced headwinds from destocking by its biopharma customers over the course of the year, which has been prevalent across life sciences. Declining demand from COVID-19 related activities, and improved lead times in supply chains, are prompting efforts to reduce inventory levels across the industry. Performance in the semiconductor materials business has been muted due to a cyclical downturn in the industry – though it is worth noting that semiconductor stocks have been among the best performers this year. Valeo has built a good orderbook over the past 18 months, but slow progress on margin recovery has created some uncertainty about the rebound potential as auto production normalize. These concerns have not been helped by several OEMs providing weak guidance for the fourth quarter, raising fears about the outlook for 2024.

Contributors to relative performance included Advantest Corporation. The Japanese semiconductor testing company reacted favorably to reports from NVIDIA Corporation of strong demand for leading edge chips among their hyperscale customers. Advantest Corporation is the leading provider of test equipment to high performance computing companies, like NVIDIA Corporation, and the company has started to articulate the favorable impact on their financials as this part of the business continues to grow. Renesas Electronics Corporation shares performed well after delivering a reassuring set of results over the course of the year despite fears of a cyclical downturn in auto and industrial semiconductors. The resilient performance demonstrated how the new management team have changed the business for the better. The strong order backlog, resilience of margins and better control of inventory provided confidence that the company is far better positioned to whether a potential downturn. A capital markets day in the first half outlined the medium-term opportunities for the business to continue to grow and, more importantly, continue to improve the return profile of the business. Ryanair Holdings Public Limited Company - ADR reported strong results over the course of the year. The carrier noted continued strong demand for air travel with a positive outlook for pricing. Cash flow generation is very strong, which underpins further buybacks and dividends to shareholders. The performance highlights the further improvement of Ryanair Holdings Public Limited Company’s cost position relative to peers, which underpins the strong return profile of the company.

Stock selection, not sector or regional allocation, has driven the long-term track record of the Fund. At the company level, we seek a balance between financial productivity (i.e., returns on capital), valuation, and sustainability of income generation. At the same time, we look for market inefficiencies – mispriced assets, improvers, and compounders – that are empirically validated sources of alpha.

The investment team continues to meet with company management teams and has resumed traveling to meet management at their headquarters. These research trips help us build insights and perspective that are important in monitoring our investments and for generating new investment ideas. By continuing to focus on stock selection, the investment team remains confident that the strong long-term track record of the Fund has the potential to continue.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Loomis Sayles Global Growth Fund Loomis, Sayles & Company, L.P. (Unaudited)

JNL/Loomis Sayles Global Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	36.41%	1 Year	36.76%
5 Year	13.38	5 Year	13.72
Since Inception	9.82	Since Inception	10.15
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Consumer Discretionary	21.7%
Communication Services	19.8
Information Technology	18.8
Health Care	14.9
Industrials	10.2
Financials	9.1
Consumer Staples	4.7
Other Short Term Investments	0.8
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Loomis Sayles Global Growth Fund outperformed its primary benchmark by posting a return of 36.41% for Class A shares compared to 22.13% for the Morningstar Global Target Market Exposure Index (Net).

Meta Platforms, Inc., MercadoLibre S.R.L, and Amazon.com, Inc. were the top contributors to performance during the year. Alnylam Pharmaceuticals, Inc., Yum China Holdings, Inc., and Doximity, Inc. were the largest detractors from performance during the year. Stock selection in communication services, consumer discretionary, healthcare, and information technology as well as our allocation to communication services, consumer discretionary, consumer staples, and financials contributed positively to relative performance.

Stock selection in industrials, financials, and consumer staples as well as our allocation to healthcare and information technology detracted from relative performance. The investment process is characterized by bottom up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover Fund where sector positioning is the result of stock selection. The Fund is overweight in communication services, consumer discretionary, and healthcare relative to the benchmark. The Fund is underweight in financials, information technology, consumer staples, and industrials. The Fund has no holdings in energy, materials, utilities or real estate. All aspects of the team’s quality growth valuation investment thesis must be present simultaneously for the team to make an investment. During the year the Fund initiated a new position in ARM Holdings PLC. The Fund added to the existing positions in Adyen N.V., Amazon.com Inc., Block, Inc., Doximity, Inc., and Tesla Inc. as near-term price weaknesses created more attractive reward to risk opportunities. The Fund trimmed its existing position in Novo Nordisk A/S. The Fund also trimmed its existing position in Meta Platforms, Inc. as it reaches its maximum allowable position size.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Lord Abbett Short Duration Income Fund Lord, Abbett & Co. LLC (Unaudited)

JNL/Lord Abbett Short Duration Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	5.38%	1 Year	5.70%
Since Inception	1.34	Since Inception	1.64
‡Inception date April 27, 2020
†Inception date April 27, 2020

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Non-U.S. Government Agency ABS	30.2%
Financials	29.7
Energy	8.1
Utilities	7.5
Consumer Discretionary	3.8
Industrials	2.9
Health Care	2.7
Materials	2.7
Consumer Staples	2.4
Real Estate	2.2
Communication Services	2.1
Government Securities	2.0
U.S. Government Agency MBS	1.1
Information Technology	0.9
Other Short Term Investments	1.3
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Lord Abbett Short Duration Income Fund underperformed its primary benchmark by posting a return of 5.38% for Class A shares compared to 5.61% for the ICE BofA 1-3 Yr U.S. Corporate Index.

The Fund seeks to deliver a high level of current income consistent with the preservation of capital by investing in a variety of short maturity debt securities including, investment grade (“IG”) and high yield (“HY”) corporate bonds, U.S. government securities, and mortgage and other asset-backed debt securities. Security selection within IG corporate bonds was the primary contributor to relative returns, mainly within financials.

The Fund’s multi sector approach provided diversification benefits and contributed to relative performance. Most notably, allocations to asset-backed securities (“ABS”) and collateralized loan obligations led to a positive impact on relative performance. The short term HY corporate allocation also contributed to relative performance as credit spreads tightened over the year. The Fund’s allocation to commercial mortgage-backed securities (“CMBS”) detracted from relative performance as concerns about commercial real estate fundamentals continue to weigh on the market. Duration positioning also dragged modestly on relative performance. Specifically, a duration underweights in December slightly detracted from relative returns as rates fell.

We maintain an up in quality, up in liquidity and down in cyclicality posture. Given broader macroeconomic uncertainty, we have positioned the Fund to perform well in a wide range of potential scenarios. Within IG corporates, we remain conservatively positioned in financials, overweight large U.S. money center banks and European national champion banks, which we feel are particularly attractive in the current environment. In terms of ABS, we continue to favor high quality securities within automotives, focusing on newly originated loans with superior underwriting. Although valuations are compelling, we remain cautious about certain segments of the commercial real estate market and continued to reduce the Fund’s overall exposure to CMBS over the year. While our allocation to HY corporate bonds is near historic lows given our up in quality emphasis and the reduced availability of yield to call names, we continue to seek opportunities in higher quality parts of the market, such as energy, and idiosyncratic situations associated with mergers or credit events.

Derivatives were not a meaningful part of the investment strategy.

We believe the opportunity set for fixed income remains compelling. While rates rallied at the close of 2023, Treasury yields across the curve are still at some of the most elevated levels in over a decade. Higher bond yields bring higher return expectations across the board. Higher yields also equate to a more attractive risk/reward dynamic for investors, as the enhanced carry provides cushion to total returns, offering protection should rates continue to rise.

Strong fundamentals and attractive carry make the investment grade corporate segment look particularly attractive. Credit spreads have tightened, given a resilient U.S. economy and a potential U.S. Federal Reserve pivot, but overall investment grade corporate yields are near the highest levels since the Great Financial Crisis and outyield the level of HY corporates from two years ago. Balance sheets are at healthy levels, and leverage remains relatively low, as corporate America has acted prudently over the last few years. Revenues held up throughout 2023, and companies have shown the ability to pass along higher costs to maintain margins. However, we maintain a focus on companies and industries we believe are more insulated from the potential negative impact of higher yields and tighter credit conditions.

While we’ve observed some consumer weakening at the end of 2023, it is important to note that this is coming after multiyear fundamental consumer strength. Income levels, for example, continue to experience growth, consumer spending remains strong, and unemployment is still below 4% and modestly above the 50-year low experienced earlier in 2023. In real estate, we find compelling value in CMBS, but remain cautious due to the many headwinds. Valuations are pricing in considerable revenue and financing stress and consequently offer significantly higher spreads than other areas of the bond market. While stress is likely to increase on more vulnerable properties, we will continue to focus on high quality, liquid deals outside of the office and retail segments.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Communication Services Sector Fund

Composition as of December 31, 2023:
Communication Services	97.9%
Consumer Discretionary	0.8
Information Technology	0.4
Real Estate	0.3
Other Short Term Investments	0.5
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Communication Services Sector Fund underperformed its primary benchmark by posting a return of 53.58% for Class A shares compared to 54.45% for the Morningstar U.S. Communication Services Index.

The investment objective of the Fund is to track the performance of the Morningstar U.S. Communication Services Sector Index to provide total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the stocks in the Morningstar U.S. Communication Services Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Consumer Discretionary Sector Fund

Composition as of December 31, 2023:
Consumer Discretionary	95.8%
Materials	2.8
Industrials	0.5
Consumer Staples	0.3
Securities Lending Collateral	0.5
Other Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Consumer Discretionary Sector Fund underperformed its primary benchmark by posting a return of 38.59% for Class A shares compared to 39.47% for the Morningstar U.S. Consumer Cyclical Index.

The investment objective of the Fund is to track the performance of the Morningstar U.S. Consumer Cyclical Sector Index to provide total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the stocks in the Morningstar U.S. Consumer Cyclical Sector Index (“Index”) in proportion to their market capitalization weighting in the index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Consumer Staples Sector Fund

Composition as of December 31, 2023:
Consumer Staples	97.0%
Consumer Discretionary	2.2
Other Short Term Investments	0.8
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Consumer Staples Sector Fund underperformed its primary benchmark by posting a return of 1.65% for Class A shares compared to 2.37% for the Morningstar U.S. Consumer Defensive Index.

The investment objective of the Fund is to track the performance of the Morningstar U.S. Consumer Defensive Sector Index to provide total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar U.S. Consumer Defensive Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon DowSM Index Fund

Composition as of December 31, 2023:
Financials	20.7%
Information Technology	19.0
Health Care	18.7
Industrials	15.2
Consumer Discretionary	13.0
Consumer Staples	6.7
Energy	2.6
Communication Services	2.2
Materials	1.0
Other Short Term Investments	0.9
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Dow Index Fund underperformed its primary benchmark by posting a return of 15.43% for Class A shares compared to 16.18% for the Dow Jones Industrial Average.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund seeks to achieve its objective by investing at least 80% of its assets in the thirty securities which compromise the Dow Jones Industrial Average (“DJIA”), with the weight of each security in the Fund substantially corresponding to the weight of such security in the DJIA. The thirty securities are adjusted from time to time to conform to periodic changes to the identity and/or relative weightings in the DJIA.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Energy Sector Fund

Composition as of December 31, 2023:
Energy	99.2%
Consumer Discretionary	0.3
Utilities	0.2
Other Short Term Investments	0.3
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Energy Sector Fund underperformed its primary benchmark by posting a return of -1.24% for Class A shares compared to -0.55% for the Morningstar U.S. Energy Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the stocks in the Morningstar U.S. Energy Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Financial Sector Fund

Composition as of December 31, 2023:
Financials	99.3%

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

Information Technology	0.1
Health Care	-
Other Short Term Investments	0.6
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Financial Sector Fund underperformed its primary benchmark by posting a return of 15.41% for Class A shares compared to 16.09% for the Morningstar U.S. Financial Services Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the securities in the Morningstar U.S. Financial Services Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Healthcare Sector Fund

Composition as of December 31, 2023:
Health Care	99.5%
Consumer Staples	0.3
Materials	0.2
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Healthcare Sector Fund underperformed its primary benchmark by posting a return of 1.60% for Class A shares compared to 2.22% for the Morningstar U.S. Healthcare Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the securities in the Morningstar U.S. Healthcare Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Industrials Sector Fund

Composition as of December 31, 2023:
Industrials	96.9%
Consumer Discretionary	0.9
Financials	0.7
Materials	0.3
Information Technology	0.3
Consumer Staples	0.1
Health Care	0.1
Other Short Term Investments	0.5
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Industrials Sector Fund underperformed its primary benchmark by posting a return of 20.09% for Class A shares compared to 20.90% for the Morningstar U.S. Industrials Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar U.S. Industrials Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Information Technology Sector Fund

Composition as of December 31, 2023:
Information Technology	95.0%
Industrials	2.4
Financials	1.9
Communication Services	0.3
Consumer Discretionary	0.2
Other Short Term Investments	0.1
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Information Technology Sector Fund underperformed its primary benchmark by posting a return of 58.19% for Class A shares compared to 59.06% for the Morningstar U.S. Technology Index.

The investment objective of the Fund is total return though capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets in the stocks in the Morningstar U.S. Technology Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that a Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Materials Sector Fund

Composition as of December 31, 2023:
Materials	96.1%
Industrials	1.9
Health Care	1.4
Consumer Staples	0.3
Other Short Term Investments	0.3
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Materials Sector Fund underperformed its primary benchmark by posting a return of 14.23% for Class A shares compared to 14.96% for the Morningstar U.S. Basic Materials Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar U.S. Basic Materials Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Nasdaq 100 Index Fund

Composition as of December 31, 2023:
Information Technology	49.0%

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

Communication Services	14.9
Consumer Discretionary	14.2
Consumer Staples	6.7
Health Care	6.6
Industrials	4.9
Utilities	1.2
Financials	0.5
Energy	0.5
Real Estate	0.3
Other Short Term Investments	0.8
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Nasdaq 100 Index Fund underperformed its primary benchmark by posting a return of 54.23% for Class A shares compared to 55.13% for the Nasdaq 100 Index.

The investment objective of the Fund is total return.

The Fund seeks to achieve its objective by investing in the securities which comprise the Nasdaq 100 Index (“Index”). The Fund seeks to invest under normal circumstances at least 80% of its assets in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the securities that make up the Index. The Index includes 100 of the largest non-financial domestic and international companies listed on the Nasdaq Stock Market. The Index reflects companies across high growth industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Real Estate Sector Fund

Composition as of December 31, 2023:
Real Estate	96.7%
Financials	2.4
Securities Lending Collateral	0.9
Other Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Real Estate Sector Fund underperformed its primary benchmark by posting a return of 10.96% for Class A shares compared to 11.76% for the Morningstar U.S. Real Estate Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar U.S. Real Estate Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon S&P 500 Index Fund

Composition as of December 31, 2023:
Information Technology	27.5%
Financials	12.3
Health Care	12.0
Consumer Discretionary	10.3
Industrials	8.4
Communication Services	8.2
Consumer Staples	5.9
Energy	3.7
Real Estate	2.4
Materials	2.3
Utilities	2.2
Securities Lending Collateral	4.5
Other Short Term Investments	0.3
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon S&P 500 Index Fund underperformed its primary benchmark by posting a return of 25.67% for Class A shares compared to 26.29% for the S&P 500 Index.

The investment objective of the Fund is to track the performance of the S&P 500 Index (“Index”). The Fund is constructed to mirror the Index to provide long-term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon U.S. Stock Market Index Fund

Composition as of December 31, 2023:
Information Technology	27.8%
Financials	13.2
Health Care	12.4
Consumer Discretionary	11.1
Industrials	9.8
Communication Services	8.0
Consumer Staples	5.8
Energy	3.9
Real Estate	2.8
Materials	2.7
Utilities	2.3
Short Term Investments	0.1
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon U.S. Stock Market Index Fund underperformed its primary benchmark by posting a return of 25.76% for Class A shares compared to 26.43% for the Morningstar U.S. Market Index.

The investment objective of the Fund is to track the performance of the Index to provide long-term capital appreciation.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Utilities Sector Fund

Composition as of December 31, 2023:
Utilities	99.4%
Energy	0.3
Other Short Term Investments	0.3
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon Utilities Sector Fund underperformed its primary benchmark by posting a return of -7.71% for Class A shares compared to -7.04% for the Morningstar U.S. Utilities Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the Morningstar U.S. Utilities Sector Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the utilities to the extent such industries are represented in the Index. The Index measures the performance of the utilities of the U.S. equity market. The Fund seeks to achieve its objective by utilizing a replication investment approach, called indexing, which attempts to replicate the investment performance of the Index. Indexing may eliminate the chance that the Fund will

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

outperform the Index, but also may reduce some of the risk of active management, such as poor security selection. Indexing may offer a cost-effective investment approach to gaining sector exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon World Index Fund

Composition as of December 31, 2023:
Information Technology	22.6%
Financials	15.4
Health Care	12.1
Industrials	10.9
Consumer Discretionary	10.7
Communication Services	7.0
Consumer Staples	6.8
Energy	4.4
Materials	4.0
Utilities	2.6
Real Estate	2.4
Warrants	-
Other Short Term Investments	0.9
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Mellon World Index Fund underperformed its primary benchmark by posting a return of 23.34% for Class A shares compared to 23.74% for the Morningstar Developed Markets Target Market Exposure Index (Net).

The investment objective of the Fund is to track the performance of the Morningstar Developed Markets Target Market Exposure Index (Net) (“Index”). The Fund is constructed to mirror the Index to provide long-term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Morningstar PitchBook Listed Private Equity Index Fund

Composition as of December 31, 2023:
Financials	83.8%
Industrials	5.2
Investment Companies	3.9
Real Estate	2.3
Communication Services	1.2
Health Care	1.1
Consumer Discretionary	0.2
Securities Lending Collateral	2.3
Other Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Morningstar PitchBook Listed Private Equity Index Fund underperformed its primary benchmark by posting a return of 41.34% for Class A shares compared to 42.84% for the Morningstar PitchBook Listed Private Equity Index.

The investment objective of the Fund is to track the performance of the Morningstar PitchBook Developed Markets Listed Private Equity Index (“Index”). The Fund is constructed to mirror the Index to provide long-term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Morningstar U.S. Sustainability Index Fund

Composition as of December 31, 2023:
Information Technology	28.2%
Health Care	15.1
Financials	14.5
Consumer Discretionary	11.0
Industrials	9.1
Communication Services	5.8
Real Estate	4.9
Consumer Staples	4.9
Energy	2.6
Utilities	1.8
Materials	1.7
Other Short Term Investments	0.4
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Morningstar U.S. Sustainability Index Fund underperformed its primary benchmark by posting a return of 25.91% for Class A shares compared to 26.71% for the Morningstar U.S. Sustainability Index.

The investment objective of the Fund is to track the performance of the Morningstar US Sustainability Index (“Index”). The Fund is constructed to mirror the Index to provide long-term capital growth.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks in the Index in proportion to their market capitalization weighting in the Index. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Morningstar Wide Moat Index Fund

Composition as of December 31, 2023:
Health Care	20.3%
Financials	18.3
Industrials	17.8
Information Technology	15.5
Materials	7.3
Communication Services	7.1
Consumer Staples	6.8
Consumer Discretionary	6.3
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Morningstar Wide Moat Index Fund underperformed its primary benchmark by posting a return of 31.48% for Class A shares compared to 32.41% for the Morningstar Wide Moat Focus Index.

The investment objective of the Fund is to provide total return by tracking the performance, net of expenses, of the Morningstar Wide Moat Focus Index.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Morningstar Wide Moat Focus Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Communication Services Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	53.58%	1 Year	54.23%
5 Year	10.53	5 Year	10.94
10 Year	7.98	10 Year	8.29

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Consumer Discretionary Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	38.59%	1 Year	39.06%
5 Year	15.21	5 Year	15.60
10 Year	11.79	10 Year	12.12

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Consumer Staples Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	1.65%	1 Year	2.01%
5 Year	9.76	5 Year	10.14
Since Inception	7.12	Since Inception	7.48
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Dow Index Fund

Average Annual Total Returns
Class A		Class I†
1 Year	15.43%	1 Year	15.84%
5 Year	11.73	5 Year	12.12
10 Year	10.42	10 Year	N/A
Since Inception	N/A	Since Inception	10.75
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Energy Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	-1.24%	1 Year	-0.88%
5 Year	12.16	5 Year	12.55
10 Year	1.84	10 Year	2.13

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Financial Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	15.41%	1 Year	15.80%
5 Year	10.64	5 Year	11.02
10 Year	8.98	10 Year	9.31

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Healthcare Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	1.60%	1 Year	1.94%
5 Year	10.42	5 Year	10.81
10 Year	10.48	10 Year	10.80

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Industrials Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	20.09%	1 Year	20.53%
5 Year	14.37	5 Year	14.77
Since Inception	9.70	Since Inception	10.08
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Information Technology Sector Fund

Average Annual Total Returns
Class A		Class I
1 Year	58.19%	1 Year	58.79%
5 Year	25.22	5 Year	25.65
10 Year	19.51	10 Year	19.86

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon Materials Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	14.23%	1 Year	14.59%
5 Year	13.52	5 Year	13.92
Since Inception	8.19	Since Inception	8.56
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Nasdaq 100 Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	54.23%	1 Year	54.72%
5 Year	21.90	5 Year	22.31
10 Year	16.44	10 Year	16.78

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Real Estate Sector Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	10.96%	1 Year	11.38%
5 Year	6.63	5 Year	7.01
Since Inception	4.73	Since Inception	5.03
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon S&P 500 Index Fund

Average Annual Total Returns
Class A		Class I
1 Year	25.67%	1 Year	26.06%
5 Year	15.11	5 Year	15.46
10 Year	11.46	10 Year	11.73

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon U.S. Stock Market Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	25.76%	1 Year	26.13%
5 Year	14.57	5 Year	14.92
Since Inception	11.62	Since Inception	11.98
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Mellon Investments Corporation assumed portfolio management responsibility on April 26, 2021.

JNL/Mellon Utilities Sector Fund

Average Annual Total Returns
Class A		Class I†
1 Year	-7.71%	1 Year	-7.37%
5 Year	5.95	5 Year	6.34
10 Year	7.99	10 Year	N/A
Since Inception	N/A	Since Inception	5.72
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Mellon World Index Fund

Average Annual Total Returns
Class A		Class I†
1 Year	23.34%	1 Year	23.76%
5 Year	12.50	5 Year	12.90
10 Year	8.04	10 Year	N/A
Since Inception	N/A	Since Inception	9.61
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Morningstar PitchBook Listed Private Equity Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	41.34%	1 Year	41.89%
Since Inception	4.24	Since Inception	4.59
‡Inception date April 26, 2021
†Inception date April 26, 2021

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Morningstar U.S. Sustainability Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	25.91%	1 Year	26.42%
5 Year	15.70	5 Year	16.13
Since Inception	12.82	Since Inception	13.06
‡Inception date April 24, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Mellon Funds Mellon Investments Corporation (Unaudited)

JNL/Morningstar Wide Moat Index Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	31.48%	1 Year	31.78%
5 Year	16.64	5 Year	16.98
Since Inception	13.77	Since Inception	14.11
‡Inception date August 13, 2018
†Inception date August 13, 2018

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/MFS Mid Cap Value Fund Massachusetts Financial Services Company (Unaudited)

JNL/MFS Mid Cap Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	12.30%	1 Year	12.67%
5 Year	12.64	5 Year	12.99
10 Year	7.79	10 Year	8.07

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Massachusetts Financial Services Company assumed portfolio management responsibility on April 24, 2017.

Composition as of December 31, 2023:
Industrials	19.5%
Financials	17.8
Consumer Discretionary	10.0
Materials	9.1
Utilities	7.8
Information Technology	7.6
Real Estate	7.2
Health Care	7.1
Energy	6.4
Consumer Staples	5.2
Communication Services	1.0
Other Short Term Investments	1.3
Total Investments	100.0%

For the year ended December 31, 2023, JNL/MFS Mid Cap Value Fund outperformed its primary benchmark by posting a return of 12.30% for Class A shares compared to 11.83% for the Morningstar U.S. Mid Cap Broad Value Index.

A combination of an underweight positioning and stock selection within utilities aided performance relative to the Morningstar US Mid Cap Broad Value index. There were no individual stocks, either in the Fund or in the benchmark, that were among the Fund’s top relative contributors over the year.

The Fund’s overweight position within industrials helped relative returns, led by an overweight position in freight transportation services provider XPO, Inc, and holdings of industrial manufacturer Eaton Corporation Public Limited Company.

Stock selection within consumer staples further lifted relative results. Within this sector, not owning shares of poor-performing drug store operator Walgreens Boots Alliance, Inc. benefited relative performance.

Elsewhere, holding shares of residential home building company Toll Brothers, Inc., networking chip maker Marvell Technology, Inc., apparel retailer PVH Corp., investment banking firm Evercore Inc. and footwear retailer Skechers U.S.A., Inc, bolstered relative results. Additionally, ownership in shares of semiconductor manufacturer ON Semiconductor Corporation and lifestyle and housing solutions provider Assurant, Inc. further supported relative returns.

Stock selection within consumer discretionary detracted from relative performance, led by the Fund not owning shares of homebuilders D.R. Horton, Inc., PulteGroup, Inc. and Lennar Corporation and an overweight position in food and support services provider Aramark Services, Inc.

Stock selection within financials was flat, but an overweight position within financials weakened relative results. Within this sector, the Fund’s overweight positions in shares of commercial banking service provider Signature Bank and banking and financial services company SVB Financial Group dampened relative returns. Not owning strong performing technology and financial infrastructure products and services provider Coinbase Global, Inc. also detracted from relative performance.

Stocks in other sectors that held back relative returns included the Fund’s overweight positions in seed and crop protection solutions company Corteva, Inc. and integrated electric power company The AES Corporation.

The Fund’s cash and or cash equivalents position during the year was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a year when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

JNL/Neuberger Berman Commodity Strategy Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Commodity Strategy Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-5.73%	1 Year	-5.50%
5 Year	9.94	5 Year	10.23
Since Inception	-0.08	Since Inception	7.11
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	34.7%
Non-U.S. Government Agency ABS	22.4
Health Care	6.9
Communication Services	5.7
Information Technology	3.7
Energy	3.5
Consumer Discretionary	3.4
Industrials	2.4
Real Estate	2.4
Utilities	2.2
Consumer Staples	1.3
Other Short Term Investments	11.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Neuberger Berman Commodity Strategy Fund outperformed its primary benchmark by posting a return of -5.73% for Class A shares compared to -7.91% for the Bloomberg Commodity Index.

As a reminder, the Fund’s investment universe consists of exchange traded futures contracts on commodities.

After a strong 2022, commodities lagged in 2023.

Energy commodities were the worst performing commodities during the year with the Bloomberg Energy Subindex falling -21.64% as supply disruptions eased following Russia’s invasion of Ukraine in 2022. Domestic U.S. production reached an all-time high, while demand continues to disappoint, particularly in China. U.S. natural gas normalized, falling over 60% after spiking in 2022. Over the year, the Fund’s positioning in energy was positive from a relative perspective. Relative to the benchmark, the Fund’s large underweight in natural gas was its largest contributor to outperformance and helped the Fund avoid natural gas’ decline through the year.

Industrial metals were lower on the year as China’s reopening post COVID-19 disappointed on the demand side. In 2023, industrial metals detracted from absolute and relative performance. Relative to the benchmark, positive performance from the Fund’s underweight in aluminum was eroded by negative performance from an overweight in zinc and lead, the latter which was newly added to the benchmark in 2022.

Precious metals were higher in 2023, gold in particular, as the U.S. Dollar fell alongside rates moving lower. We view these metals as a low beta hedge, valuable amidst economic uncertainty and increasing geopolitical tensions. Precious metals positioning detracted from overall Fund performance on the year due to the Fund’s underweight in gold, and out of benchmark position in palladium.

Agricultural commodities were lower in 2023. We are cautious as the world enters a period of El Niño, which usually brings disruptive weather patterns. The Fund’s positioning in agriculture detracted slightly relative to the benchmark, the Fund benefited from underweights in soybeans and wheat, which was offset by overweight in corn and Kansas wheat.

Softs were the best performing commodities during the year with cocoa, sugar and coffee making up the top 3 individual commodities. We appreciate softs as they provide idiosyncratic diversification benefits. In terms of relative performance, the Fund outperformed over the quarter due to gains from an out of benchmark position in cocoa.

Finally, livestock was neutral in 2023 but was additive to the Fund. Relatively speaking, the Fund outperformed the benchmark due to an overweight in live cattle, an out of benchmark position in feeder cattle, and an underweight position in lean hogs.

As we look ahead to 2024, several key drivers are set to sculpt the commodities landscape. Anticipated rate cuts and a weakening of the U.S. Dollar, along with strategic output adjustments by OPEC, are poised to underpin commodities broadly. Energy commodities, in particular, present attractive opportunities in our view as current prices may not fully account for the underlying supply tightness.

In the metals sector, we view copper and aluminum as well positioned to capitalize on the acceleration of the energy transition. Their critical roles in green technology and infrastructure should aid performance amidst this global shift. We expect gold, traditionally a haven asset, to benefit from a decline in real interest rates, with geopolitical uncertainties lending additional support.

Agricultural markets face a potential inflection point as the looming threat of a strong El Niño event could jeopardize crop production, thereby linking the fate of global supplies to the geopolitical intricacies surrounding the Black Sea grain corridor deal.

Livestock may offer a more compelling investment. Input cost pressures are causing ranchers to hesitate in expanding herds, which could lead to supply constraints given the multidecade low in cattle inventories.

Lastly, in a year where traditional markets may experience the highs of fear of missing out during euphoric upswings, inflation sensitive commodities stand out as a prudent hedge against potential economic potholes. The year 2024 presents a complex, but opportune, tapestry for commodity investment, where we believe strategic positioning will be key to navigating this diverse and dynamic market.

JNL/Neuberger Berman Gold Plus Strategy Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Gold Plus Strategy Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	13.02%	1 Year	13.30%
Since Inception	2.93	Since Inception	3.28
‡Inception date April 25, 2022
†Inception date April 25, 2022

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	16.9%
Health Care	5.8
Information Technology	5.1
Energy	2.7
Communication Services	2.7
Consumer Discretionary	2.1
Real Estate	1.5
Utilities	0.3
Other Short Term Investments	62.9
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Neuberger Berman Gold Plus Strategy Fund outperformed its primary benchmark by posting a return of 13.02% for Class A shares compared to 12.82% for the Bloomberg Gold Subindex.

As a reminder, the Fund’s investment universe consists of exchange traded futures contracts that reference gold, silver, platinum, palladium, and the cryptocurrency, Bitcoin.

After a difficult 2022, global stocks and bonds delivered strong performance in 2023, defying most investor's expectations that the global tightening cycle would weigh on economic activity. Throughout the year, inflationary pressures eased, and central banks progressed from hawkish rhetoric to data dependent and ended the year by setting the stage for interest rate cuts in 2024. As investors navigated the fluid economic and investment environment, amid regional banking stress and geopolitical political tensions, corporate earnings remained resilient on the back of a well-supported consumer and labor market. The S&P 500 Index and Bloomberg U.S. Aggregate Bond Index both rallied during the year, returning 26.29% and 5.53%, respectively. After a strong 2022, commodities lagged in 2023, with the Bloomberg Commodity Index retreating -7.91% over the year.

Gold was higher for the year, buoyed by easing interest rates towards the end of the year amid investor optimism that major central banks would pivot to a more dovish monetary policy stance in 2024. Precious metals ex gold detracted amid reduced industrial demand. In 2023, the Fund’s diversified exposure to Bitcoin drove the overall outperformance versus the benchmark. Over the long run we believe digital assets can provide diversification benefits to the broader precious metal’s Fund.

In 2024, we are optimistic on the precious metals sector, offering a sanctuary for investors amidst economic uncertainty. Gold, the quintessential safe haven asset, may benefit against the backdrop of a dovish U.S. Federal Reserve (“Fed”) and anticipated rate cuts, which may lead to a softer U.S. Dollar and reduced real interest rates. This prospect, combined with robust consumer demand from China and India and increased central bank purchases, suggests a sturdy price floor for gold. With the Fed guiding towards a less hawkish policy, major sell side analysts are now revising up their price estimates suggesting price risks skewed to the upside as sentiment is likely to spillover from analysts to investors. We believe this makes gold an attractive asset for those seeking stability in the face of geopolitical and recessionary risks.

Silver presents an enticing opportunity, in our view, with its industrial uses in photovoltaic and electronics manufacturing augmenting its investment appeal. The metal stands to gain from the global pivot towards renewable energy and emerging technologies like 5G.

Platinum and palladium find their strength in the drive for cleaner energy and stringent emission standards, which should bolster its industrial demand, particularly for auto catalysts. Challenges in automotive are offset by supply constraints from major producers like South Africa, suggesting a favorable price trajectory.

As for Bitcoin, 2024 is set to be a critical year, with the next halving (a pre-planned reduction of blockchain mining rewards) set to happen towards April, at block number 840,000. The anticipation of a spot Bitcoin ETF contributed to the cryptocurrency being up around 50% in the last quarter.

Together, gold's stability, silver's dual utility, platinum's environmental tailwinds and renewed interest in Bitcoin craft an attractive narrative in 2024, positioning them as strategic additions to a diversified Fund.

JNL/Neuberger Berman Strategic Income Fund Neuberger Berman Investment Advisers LLC (Unaudited)

JNL/Neuberger Berman Strategic Income Fund

Average Annual Total Returns
Class A		Class I
1 Year	9.78%	1 Year	10.15%
5 Year	3.30	5 Year	3.60
10 Year	2.99	10 Year	3.28

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
U.S. Government Agency MBS	48.3%
Non-U.S. Government Agency ABS	14.0
Financials	10.7
Communication Services	4.0
Consumer Discretionary	3.9
Government Securities	3.6
Industrials	3.0
Energy	2.6
Consumer Staples	2.4
Utilities	2.0
Health Care	1.7
Materials	1.4
Information Technology	1.0
Real Estate	0.6
Securities Lending Collateral	0.5
Other Short Term Investments	0.3
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Neuberger Berman Strategic Income Fund outperformed its primary benchmark by posting a return of 9.78% for Class A shares compared to 5.53% for the Bloomberg U.S. Aggregate Index.

Throughout the year, the Fund maintained an emphasis on diversified exposure to spread sectors and maintaining positive duration.

The Fund’s positioning in high yield corporate credit was the largest contributor to relative returns. Securitized credit allocations, particularly in mortgage credit, added to relative returns as well. The Fund’s active duration/yield curve positioning also contributed to relative returns in 2023 as volatility in U.S. rates markets persisted. Sector allocations within investment grade credit detracted from returns on a relative basis, however security selection added to relative returns.

There were several adjustments made to the Fund during the year. The investment team was active in repositioning risk, seeking to take advantage of market opportunities. As the interest rate environment evolved throughout the year, we actively managed the Fund’s duration; extending duration to as high as 5.71 years and decreasing the duration to 3.46 years to finish the year as interest rates rallied in the fourth quarter. As corporate credit spreads across investment grade and non-investment grade markets continued to compress throughout the year, we consistently decreased exposures in favor of diversified credit exposures in securitized markets. We steadily increased our exposures to agency mortgage-backed securities throughout the year, targeting a mix of higher coupon new issues, while maintaining exposures to legacy discounted positions. Agency mortgage-backed securities allocations were complemented by a diversified allocation to commercial mortgage-backed securities, asset-backed securities and mortgage credit securities.

Looking ahead, we are emphasizing security selection in high-quality securities with attractive yields and continue to tactically adjust exposures as opportunities present themselves.

The Fund selectively utilized U.S. Treasury futures, interest rate futures and interest rate swaps throughout the year to help manage the duration and curve exposure of the Fund. Derivatives positively contributed to Fund performance during the year.

The investment objective of the Fund over the year remained consistent with its prospectus objective to seek high current income with a secondary objective of long-term capital appreciation.

JNL/Newton Equity Income Fund Newton Investment Management North America, LLC (Unaudited)

JNL/Newton Equity Income Fund

Average Annual Total Returns
Class A		Class I†
1 Year	10.37%	1 Year	10.67%
5 Year	14.92	5 Year	15.25
10 Year	10.49	10 Year	N/A
Since Inception	N/A	Since Inception	11.75
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Newton Investment Management North America, LLC assumed portfolio management responsibility on September 1, 2021.

Composition as of December 31, 2023:
Financials	29.7%
Health Care	16.9
Energy	10.1
Information Technology	7.9
Industrials	7.7
Communication Services	6.9
Materials	6.7
Consumer Discretionary	4.9
Consumer Staples	4.2
Utilities	2.2
Other Short Term Investments	2.8
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Newton Equity Income Fund underperformed its primary benchmark by posting a return of 10.37% for Class A shares compared to 14.34% for the Morningstar U.S. Large-Mid Cap Broad Value Index.

Equities reversed course from double digit losses in 2022, looking past the failures of several high profile banks in the first quarter and pinning hopes on a possible U.S. Federal Reserve (“Fed”) pivot in interest rate policy. Slowing inflation data and continuing economic growth boosted optimism for a soft landing, leading the central bank to hit pause and begin to consider the possibility of rate cuts in 2024. Health care and utilities contributed the most to returns while communication services and consumer discretionary lagged.

Stock selection in health care was the largest driver of relative returns. In utilities, stock selection contributed, led by the position in Constellation Energy Group, Inc. An underweight to information technology, which drove U.S. market returns in 2023, detracted. Stock selection in communication services and consumer discretionary also detracted. Consumer discretionary was led lower by the Fund’s exposure to Hasbro, Inc.

The Fund’s largest overweight is financials, as it continues to be the largest absolute and relative weight in the fund due to attractive valuations and solid capital positions. Regional banks are facing some uncertainty given potential new regulations. While we cut our exposure to this segment early this year, we maintain a few positions, including the strongest franchises among the U.S. banks. In insurance we are finding strong, discipline pricing driving improving earnings trends. The capital return opportunity within the group remains highly compelling despite a more volatile economic outlook. We are also overweight energy, and our holdings are diversified across refiners as well as exploration and production companies with attractive assets.

We continue to be underweight consumer staples where we see unattractive valuations relative to earnings power and more challenges related to input cost inflation. We are also underweighting information technology.

At the start of 2023, we highlighted several elements that would likely influence investor sentiment and drive market direction and returns, including persistent inflation and tighter monetary policy. While neither was a concern in the preceding decade, they are now important variables in investment decisions. In short, we viewed 2023 as a year of transition for both companies and investors as they adjusted to “free money” no longer being free.

Looking ahead to 2024, we believe inflation and monetary policy will continue to be important considerations and would now include slowing economic growth as an additional driver of investor sentiment and returns. Our outlook is relatively cautious given the market’s apparent lack of consideration for these factors, and we believe there remains much uncertainty in the direction and outcomes for each. Further, while the Fed has successfully begun lowering inflation, we believe continued intervention may be required to reach the Fed’s inflation target and achieve an economic soft landing.

From an investment perspective, “balance” is a fitting word to describe our current approach to the market given this uncertainty. That does not mean we lack conviction. Instead, we consider these macro factors as we evaluate companies and determine the best potential investment outcomes, being selective in where and when to be offensive and defensive. We believe a greater emphasis and focus on solid balance sheets and liquidity should be key to achieving this balance. As always, we favor companies sitting at the nexus of robust fundamentals, attractive valuations, and catalyst-driven business momentum.

JNL/PIMCO Income Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	8.51%	1 Year	8.76%
5 Year	2.85	5 Year	3.16
Since Inception	2.37	Since Inception	2.68
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
U.S. Government Agency MBS	40.8%
Non-U.S. Government Agency ABS	30.4
Government Securities	15.5
Financials	3.7
Health Care	1.8
Utilities	1.6
Communication Services	1.3
Industrials	1.2
Energy	1.1
Consumer Discretionary	0.7
Consumer Staples	0.5
Real Estate	0.3
Information Technology	0.3
Materials	0.2
Warrants	-
Other Short Term Investments	0.6
Securities Lending Collateral	-
Net Long (Short) Investments	100.0%

For the year ended December 31, 2023, JNL/PIMCO Income Fund outperformed its primary benchmark by posting a return of 8.51% for Class A shares compared to 5.53% for the Bloomberg U.S. Aggregate Index.

High yield and investment grade credit exposure, particularly industrials, contributed to performance. Tactical U.S. duration exposure contributed to performance as rates rose in the first three quarters of the year then rallied in fourth quarter. Holdings of non-agency mortgage-backed securities and other securitized debt contributed, as did select emerging market currency exposure.

Exposure to high yield financials detracted from performance. A short to Japanese rates and long to the Yen detracted from performance as rates fell and the currency weakened relative to the U.S. Dollar. Exposure to treasury inflation protected securities detracted from performance.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s duration positioning was partly facilitated through interest rate swaps, options, and futures. The Fund’s overall corporate exposure was partially obtained via credit default swaps. The Fund’s currency positioning was partly achieved through currency forward agreements.

The primary investment objective of the Fund is to maximize current income. Long term capital appreciation is a secondary objective.

The banking crisis took center stage in the first quarter. Instability in the financial sector and broadly cooling inflation led investors to revise their expectations for central bank rate hikes. The U.S. Federal Reserve (“Fed”) delivered two 25 basis point ("bps") hikes over the quarter. In the second quarter, signs of easing inflation prompted the Fed to offer dovish rhetoric; however, resilient growth and a swift resolution of stresses within the banking sector caused the Fed to signal at least two additional rate hikes. Resilient growth in the third quarter caused real yields on U.S. 10-year Treasuries to climb to over 2% - the highest level since the Great Financial Crisis. The Fed hiked its policy rate once (+25 bps) before pausing in September, then signaling that they expect to hike once more before yearend. Cooling macroeconomic data with the Fed’s dovish pivot in the fourth quarter caused yields on 10-year U.S. Treasuries to fall 69 bps. There was no additional rate hike.

JNL/PIMCO Investment Grade Credit Bond Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Investment Grade Credit Bond Fund

Average Annual Total Returns
Class A		Class I†
1 Year	7.73%	1 Year	8.00%
5 Year	2.27	5 Year	2.57
10 Year	2.83	10 Year	N/A
Since Inception	N/A	Since Inception	1.77
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	28.9%
Government Securities	14.3
U.S. Government Agency MBS	8.4
Utilities	8.2
Non-U.S. Government Agency ABS	6.4
Energy	6.0
Real Estate	5.5
Industrials	4.5
Health Care	4.4
Information Technology	3.6
Communication Services	3.5
Consumer Discretionary	3.5
Consumer Staples	1.6
Materials	0.2
Warrants	-
Other Equity Interests	-
Other Short Term Investments	0.6
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL/PIMCO Investment Grade Credit Bond Fund underperformed its primary benchmark by posting a return of 7.73% for Class A shares compared to 8.18% for the Bloomberg U.S. Credit Index.

Tactical exposure to U.S. interest rates contributed to performance as rates rose in the first three quarters then rallied in the fourth quarter. Agencies as well as name selection within utilities also contributed. Name selection in financials, particularly exposure to Credit Suisse AG, detracted from performance. Emerging market bonds, particularly legacy positions in Russia, detracted from performance, as did securitized debt.

During the year, the Fund bought and sold credit protection through credit default swaps and swaptions to manage exposure to the credit risk of the broader investment grade sector. Underweight to credit spread was a detractor for performance. The Fund’s overall duration positioning, which was positive for returns, was partly facilitated with interest rate swaps, options, and futures. The Fund traded foreign currency contracts to hedge the currency exposure associated with some or all the Fund’s securities, or as part of a tactical investment strategy.

The investment objective of the Fund is to seek maximum total return, consistent with preservation of capital and prudent investment management.

The banking crisis took center stage in the first quarter. Instability in financials and broadly cooling inflation led investors to revise their expectations for central bank rate hikes. The U.S. Federal Reserve (“Fed”) delivered two 25 basis point (“bps”) hikes over the quarter. In the second quarter, signs of easing inflation prompted the Fed to offer dovish rhetoric; however, resilient growth and a swift resolution of stresses within the banking sector caused the Fed to signal at least two additional rate hikes. Resilient growth in the third quarter caused real yields on U.S. 10-year Treasuries to climb to over 2% - the highest level since the Great Financial Crisis. The Fed hiked its policy rate once (+25 bps) before pausing in September, then signaling that they expect to hike once more before yearend. Cooling macroeconomic data with the Fed’s dovish pivot in the fourth quarter caused yields on 10-year U.S. Treasuries to fall 69 bps. There was no additional rate hike.

JNL/PIMCO Real Return Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Real Return Fund

Average Annual Total Returns
Class A		Class I
1 Year	3.96%	1 Year	4.23%
5 Year	3.15	5 Year	3.46
10 Year	2.17	10 Year	2.43

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Government Securities††	80.5%
Non-U.S. Government Agency ABS	9.9
U.S. Government Agency MBS	9.2
Financials	0.2
Consumer Discretionary	-
Information Technology	-
Health Care	-
Utilities	-
Other Short Term Investments††	0.2
Securities Lending Collateral	-
Total Investments	100.0%

††The Fund's weightings in TIPS was 80.5% of net investments

For the year ended December 31, 2023, JNL/PIMCO Real Return Fund outperformed its primary benchmark by posting a return of 3.96% for Class A shares compared to 3.90% for the Bloomberg U.S. Treasury: U.S. TIPS Index.

Tactical U.S. duration positioning, particularly a fourth quarter overweight to the belly of the curve as rates rallied, contributed to performance. Exposure to Eurozone duration contributed to performance. Off benchmark exposure to non-agency mortgage-backed securities contributed to performance as spreads tightened. Exposure to Japanese breakeven inflation (the difference between nominal and real yields) added to performance as the real yield curve in Japan shifted down.

A short to Japanese nominal rates detracted from performance as rates fell.

Derivatives were instrumental in attaining exposures targeted to gain from anticipated market developments. The fund utilized interest rate swaps to implement inflationary views, which were neutral for performance. The Fund’s U.S. and Eurozone interest rates, which were positive for returns, were partly facilitated using interest rate swaps, options, and futures, and the fund’s Japanese rate exposure, partially facilitated through interest rate swaps, was negative for performance.

The investment objective of the Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

The banking crisis took center stage in the first quarter. Instability in the financial sector and broadly cooling inflation led investors to revise their expectations for central bank rate hikes. The U.S. Federal Reserve (“Fed”) delivered two 25 basis points (“bps”) hikes over the quarter. In the second quarter, signs of easing inflation prompted the Fed to offer dovish rhetoric; however, resilient growth and a swift resolution of stresses within the banking sector caused the Fed to signal at least two additional rate hikes. Resilient growth in the third quarter caused real yields on U.S. 10-year Treasuries to climb to over 2%, the highest level since the Great Financial Crisis. The Fed hiked its policy rate once (+25 bps) before pausing in September, then signalling that they expect to hike once more before yearend. Cooling macroeconomic data with the Fed’s dovish pivot in the fourth quarter caused yields on 10-year U.S. Treasuries to fall 69 bps. There was no additional rate hike.

JNL/PPM America Floating Rate Income Fund PPM America, Inc. FIAM LLC (Unaudited)

JNL/PPM America Floating Rate Income Fund

Average Annual Total Returns
Class A		Class I†
1 Year	13.16%	1 Year	13.52%
5 Year	4.00	5 Year	4.33
10 Year	2.97	10 Year	N/A
Since Inception	N/A	Since Inception	3.46
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

FIAM LLC was added as a Sub-Adviser on September 1, 2022.

Composition as of December 31, 2023:
Industrials	26.9%
Communication Services	15.0
Information Technology	12.1
Consumer Discretionary	10.5
Materials	9.6
Financials	7.1
Health Care	6.5
Consumer Staples	4.5
Energy	3.4
Utilities	0.8
Real Estate	0.2
Non-U.S. Government Agency ABS	0.2
Other Equity Interests	-
Other Short Term Investments	3.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/PPM America Floating Rate Income Fund underperformed its primary benchmark by posting a return of 13.16% for Class A shares compared to 13.32% for the Morningstar LSTA US Leveraged Loan Index .

The Fund consists of two strategies managed by Sub-Advisers. Each Sub-Adviser may use different investment strategies in managing the Fund, acts independently from the others and uses its own methodology. The Adviser (“JNAM”) is responsible for selecting the Fund’s investment strategies and for determining the Fund assets allocated to each Sub-Adviser.

PPM America, Inc. (“PPM”)

At December 31, 2023, the Fund's allocation to PPM was 70.97%.

Positive security selection across several sectors drove the outperformance, led by media & entertainment and technology, hardware & equipment. Security selection in consumer durables & apparel and an overweight to telecommunication services modestly detracted. Exchange traded funds and derivative positioning had no material impact.

The investment objective of the strategy is to seek to provide a high level of current income. We seek to add value over the long term primarily through security selection. The strategy actively invests primarily in income producing floating rate instruments and uses a credit intensive fundamental investment process. The strategy may also invest in high yield bonds and other asset classes. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

Relative to the benchmark on December 31, 2023, the strategy’s largest overweight sectors were: materials; food, beverage & tobacco; and consumer discretionary distribution & retail. We added to the overweight in materials and consumer discretionary distribution & retail during the year. In terms of underweight sectors, software & services was the largest underweight relative to the benchmark at yearend, followed by capital goods and financial services. We added to the underweight in capital goods during the year and moved health care equipment & services from an overweight to an underweight. Approximately 6.24% of the strategy was comprised of high yield bonds on December 31, 2023, slightly higher than the level a year ago. Bonds provide opportunity to selectively add liquidity and convexity while managing duration.

In our opinion, the primary risk for floating rate loans in 2024 is a more pronounced turn in the credit cycle, in particular a spike in defaults that pushes them well above historical averages.

FIAM LLC (“Fidelity”)

At December 31, 2023, the Fund's allocation to Fidelity was 29.03%.

Performance was driven by a response to moderating inflation, resilient growth, and prospects for earlier and more aggressive U.S. Federal Reserve easing in 2024.

Security selection in all telecom and insurance contributed the most to relative performance over the year, while holdings in the electronics/electrical and leisure goods/activities/movies detracted from relative performance.

In all telecom, the position in residential home internet services provider CenturyLink, Inc. contributed to relative performance. In insurance, the position in insurance provider Asurion LLC contributed to relative performance. Among individual names, the overweight position in private brand food products distributor 8th Avenue Food & Provisions, Inc. contributed to relative performance.

In electronics/electrical not owning full service information technology company Vision Solutions, Inc. detracted from relative performance. Among names in leisure goods/activities/movies, not owning movie theater operator AMC Entertainment Holdings, Inc. detracted from relative performance. Among individual names, the overweight position in franchising platform operator Franchise Group Intermediate Holdco, LLC detracted from relative performance.

JNL/PPM America High Yield Bond Fund PPM America, Inc. (Unaudited)

JNL/PPM America High Yield Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	12.83%	1 Year	13.16%
5 Year	4.88	5 Year	5.20
10 Year	3.49	10 Year	3.76

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Energy	15.8%
Communication Services	15.3
Consumer Discretionary	14.1
Financials	13.5
Industrials	10.8
Health Care	7.2
Consumer Staples	5.3
Information Technology	4.1
Materials	3.1
Utilities	1.9
Real Estate	0.3
Non-U.S. Government Agency ABS	0.2
Other Equity Interests	-
Other Short Term Investments	5.2
Securities Lending Collateral	3.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/PPM America High Yield Bond Fund underperformed its primary benchmark by posting a return of 12.83% for Class A shares compared to 13.47% for the ICE Bank of America U.S. High Yield Constrained Index .

Security selection in financial services was the largest non-cash detractor. Security selection in basic industry and consumer goods also detracted. Conversely, security selection in capital goods, leisure and telecommunications positively contributed. Derivative positioning did not materially impact Fund performance.

The investment objective of the Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to add value over the long term primarily through security and sector selection. The Fund primarily invests in high yield, high risk debt securities and related investments using a credit research intensive investment process. The Fund also may purchase positions in floating rate bank loans, equities, and foreign securities.

During 2023, the Fund increased exposure to automotive and telecommunications and reduced exposure to retail and technology & electronics. Relative to the benchmark on December 31, 2023, the Fund’s largest overweight positions were in energy and automotive. The largest underweight positions on December 31, 2023, were in real estate and basic industry. Bank loan exposure essentially remained unchanged.

In our opinion, the primary risk for high yield bonds in 2024 is a more pronounced turn in the credit cycle, in particular a spike in defaults that pushes them well above historical averages.

JNL/PPM America Total Return Fund PPM America, Inc. (Unaudited)

JNL/PPM America Total Return Fund

Average Annual Total Returns
Class A		Class I†
1 Year	6.67%	1 Year	6.94%
5 Year	1.84	5 Year	2.15
10 Year	2.26	10 Year	N/A
Since Inception	N/A	Since Inception	1.68
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
U.S. Government Agency MBS	26.0%
Financials	21.3
Government Securities	13.4
Non-U.S. Government Agency ABS	11.6
Energy	6.6
Utilities	5.5
Health Care	3.1
Industrials	2.6
Consumer Discretionary	2.4
Communication Services	2.2
Consumer Staples	1.9
Materials	1.7
Real Estate	0.9
Other Short Term Investments	0.6
Securities Lending Collateral	0.2
Total Investments	100.0%

For the year ended December 31, 2023, JNL/PPM America Total Return Fund outperformed its primary benchmark by posting a return of 6.67% for Class A shares compared to 5.53% for the Bloomberg U.S. Aggregate Index.

An overweight to investment grade corporate bonds positively contributed and drove the outperformance, given spread tightening. An overweight to asset-backed securities (“ABS”) modestly detracted.

The investment objective of the Fund is to seek to realize maximum total return, consistent with the preservation of capital and prudent investment management. It primarily invests in a diversified portfolio of fixed income investments of U.S. and foreign issuers. The Fund invests in investment grade bonds across a broad range of sectors, including Treasury bonds, federal agency debt, corporate bonds, mortgage-backed securities (“MBS”) and ABS. The Fund may also purchase high yield bonds on a tactical and strategic basis. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

Relative to the benchmark on December 31, 2023, the Fund held an underweight position in U.S. Treasuries, overweight positions in investment grade corporate bonds and ABS, an equal weight position in MBS, and an out of Index position in high yield corporate bonds. Year over year, we moved MBS from underweight to equal weight and increased the underweight to Treasuries. MBS spreads moved wider during the 2023 banking crisis, improving the value proposition, and creating an opportunity for us to move from underweight to equal weight.

In our opinion, primary risks to the market in 2024 are low conviction, slowing global economic growth and a significant increase in Treasury net supply. Market strategists enter the year with a wide dispersion on what can happen to the U.S. economy, which could lead to continued volatility and the need for managers to be agile. A record amount of Treasury net supply could impact technical in other investment grade markets.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/RAFI Fundamental U.S. Small Cap Fund Mellon Investments Corporation (Unaudited)

JNL/RAFI Fundamental U.S. Small Cap Fund

Average Annual Total Returns
Class A		Class I
1 Year	17.25%	1 Year	17.64%
5 Year	10.13	5 Year	10.54
10 Year	4.89	10 Year	5.21

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Industrials	20.4%
Financials	15.9
Consumer Discretionary	15.2
Information Technology	11.1
Real Estate	10.1
Health Care	7.1
Materials	6.5
Consumer Staples	3.7
Energy	3.6
Communication Services	3.5
Utilities	2.2
Securities Lending Collateral	0.6
Other Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/RAFI Fundamental U.S. Small Cap Fund underperformed its primary benchmark by posting a return of 17.25% for Class A shares compared to 17.95% for the RAFI Fundamental U.S. Small Company Index.

The investment objective of the Fund is to track the performance of the RAFI Fundamental U.S. Small Company Index (Net) (“Index”).

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities of the Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not component securities but which Mellon Investments Corporation believes will help the Fund track its Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/RAFI Multi-Factor U.S. Equity Fund Mellon Investments Corporation (Unaudited)

JNL/RAFI Multi-Factor U.S. Equity Fund

Average Annual Total Returns
Class A		Class I
1 Year	12.06%	1 Year	12.42%
5 Year	11.36	5 Year	11.66
10 Year	8.15	10 Year	8.42

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	18.0%
Health Care	14.5
Financials	13.5
Consumer Discretionary	12.5
Industrials	12.1
Consumer Staples	11.3
Communication Services	6.6
Energy	5.5
Materials	3.4
Real Estate	1.7
Utilities	0.5
Other Short Term Investments	0.4
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/RAFI Multi-Factor U.S. Equity Fund underperformed its primary benchmark by posting a return of 12.06% for Class A shares compared to 12.70% for the RAFI Multi-Factor US Index.

The investment objective of the Fund is to track the performance of the RAFI Multi-Factor US Index (“Index”).

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets (net securities plus the amount of any borrowings made for investment purposes) in the component securities of the Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not component securities but which Mellon Investment Corporation believes will help the Fund track its Index. The Index is designed to provide long only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index. Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/T. Rowe Price Balanced Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Balanced Fund

††45% S&P 500, 20% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 35% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	17.39%	1 Year	17.76%
5 Year	8.47	5 Year	8.78
Since Inception	5.38	Since Inception	6.57
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

T. Rowe Price Associates, Inc. assumed portfolio management responsibility on August 13, 2018.

Composition as of December 31, 2023:
Information Technology	14.4%
Financials	13.8
Government Securities	9.8
Health Care	9.2
U.S. Government Agency MBS	8.7
Consumer Discretionary	8.2
Industrials	6.9
Communication Services	5.5
Consumer Staples	4.8
Energy	4.7
Materials	4.4
Real Estate	3.4
Non-U.S. Government Agency ABS	2.6
Utilities	2.1
Other Short Term Investments	1.2
Securities Lending Collateral	0.3
Total Investments	100.0%

For the year ended December 31, 2023, JNL/T. Rowe Price Balanced Fund outperformed its primary benchmark by posting a return of 17.39% for Class A shares compared to 13.22% for the Morningstar Moderate Target Risk Index. The Fund outperformed its blended benchmark return of 17.18% for the 45% S&P 500, 20% Morningstar Developed Markets ex-North America Target Market Exposure Index (Net), 35% Bloomberg U.S. Aggregate Index.

Security selection within U.S. large cap growth stocks was a leading contributor to relative results for the year, followed by U.S. large cap core stocks. Conversely, selection within large cap value names held back relative returns. The inclusion of diversifying sectors had a negative impact on relative returns and, particularly, diversifying exposure to real assets detracted. However, out of benchmark exposure to high yield bonds added value. Tactical allocation decisions moderately contributed to relative returns for the year. Favoring high-yield bonds relative to higher quality bonds proved beneficial.

Major U.S. stock indexes produced strong gains in 2023. Equity markets rebounded from poor performance in 2022 thanks in part to generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market generated positive returns despite regional banking turmoil in March following the failures of Silicon Valley Bank and Signature Bank, and an increase in volatility coinciding with Israel’s response to deadly Hamas attacks in early October. Arguably the most significant factor affecting the U.S. economy and the financial markets throughout the year was rising interest rates in response to elevated inflation. In the fourth quarter of the year, however, equities rallied, lifting several indexes to their highest levels in about two years. Japan’s highly stimulative monetary policy helped it to lead the region in gains. Hong Kong, on the other hand, had a double digit decline, hindered in part by the decline in Chinese shares. China’s sluggish economic movement was hindered in part by ongoing distress in its real estate sector. U.S. fixed income securities saw gains at the close of the year. High-yield bonds, which are less sensitive to interest rate movements and more sensitive to credit related trends, strongly outperformed higher quality bonds. Bonds in developed markets outside the U.S. also produced strong gains in 2023 in U.S. dollar terms, aided by a weaker dollar versus major European currencies. Emerging markets bonds produced strong returns in dollar terms in 2023 as most emerging markets currencies strengthened versus the greenback.

As of December 31, 2023, the Fund held interest rate futures and rights generating gross exposure of approximately 1.7%. The estimated return impact from employing futures was -4 basis points and a negligible return impact from rights for the year.

We have seen growing optimism for an engineered soft landing for the U.S. economy. Indeed, after more than a year and a half of unprecedented tightening from global central banks, the U.S. Federal Reserve (“Fed”) signaled a long awaited pivot in monetary policy in late December. While central banks in Europe and other major developed regions did not immediately follow suit with the Fed’s dovish rhetoric, expectations that rates could fall faster and sooner than previously anticipated have mounted as 2023 draws to a close. A pivot toward looser monetary policy could certainly represent a tailwind for growth, but risks remain, particularly if further economic data suggesting stickier inflation prompt a more cautious approach that disappoints market hopes. Divergent approaches to monetary policy present an additional concern, as inflation remains elevated in Europe giving the European Central Bank cause for caution and the Bank of Japan has only recently begun to contemplate incremental tightening. With the path for monetary policy and economic growth still uncertain, we expect volatility to continue as markets look for clarity in the near-term forecast. Key risks to global markets include a deeper than expected decline in growth, central bank missteps, a reacceleration in inflation, the trajectory of Chinese growth, and geopolitical tensions. While we elected to add to risk assets during the year, we continue to evaluate long‐term valuations and early indications of stabilization or improvement in macroeconomic conditions as we assess compelling opportunities and potential risks in the year ahead.

JNL/T. Rowe Price Capital Appreciation Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Capital Appreciation Fund

††60% S&P 500 Index, 40% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I†
1 Year	18.43%	1 Year	18.78%
5 Year	12.37	5 Year	12.71
10 Year	10.02	10 Year	N/A
Since Inception	N/A	Since Inception	10.71
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	18.4%
Health Care	14.8
Financials	14.6
Government Securities	11.4
Industrials	11.0
Consumer Discretionary	8.3
Communication Services	5.5
Utilities	5.4
Energy	1.9
Materials	1.0
Consumer Staples	0.8
Real Estate	0.5
Non-U.S. Government Agency ABS	-
Investment Companies	-
Other Short Term Investments	6.3
Securities Lending Collateral	0.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/T. Rowe Price Capital Appreciation Fund underperformed its primary benchmark by posting a return of 18.43% for Class A shares compared to 26.29% for the S&P 500 Index. The Fund outperformed its blended benchmark return of 17.67% for the 60% S&P 500 Index, 40% Bloomberg U.S. Aggregate Index.

The Fund’s equity holdings advanced but slightly trailed the S&P 500 Index. The Fund’s fixed income holdings advanced and significantly outperformed its blended benchmark. Among equity sectors, consumer staples contributed to relative results due to an underweight allocation. Health care detracted from relative performance due to an overweight allocation.

The five largest purchases during the year were Alphabet, Inc., Biogen Inc., Becton, Dickinson and Company, UnitedHealth Group Incorporated, and Canadian Natural Resources Limited. The five largest sales during the year were Microsoft Corporation, Thermo Fisher Scientific Inc., Apple Inc., Amazon.com, Inc., and NXP Semiconductors N.V.

The fund’s equity weight remained relatively the same over the year. The largest increase in sector weighting relative to the benchmark was in utilities, while the most significant decrease in relative weighting was in information technology. The overall fixed income weight increased. The positions in government debt and high yield debt increased while the exposure to bank loans decreased. The position in corporate bonds was relatively flat.

Major stock indexes soared in 2023, led by a return to favor for growth stocks and more cyclical segments of the market. Market sentiment has improved as recession fears have subsided and expectations have increased for the U.S. Federal Reserve (“Fed”) to cut rates in 2024. While less restrictive monetary policy would likely be a boon for markets, the recent rally has left valuations vulnerable to a pullback and still elevated interest rates could pose a headwind to economic growth. At current levels, we have a relatively conservative outlook for markets and have positioned the Fund accordingly. A year ago, market expectations were heavily tilted toward a Fed induced recession, and we positioned the Fund with an overweight to equities, reflecting our view that a severe recession was unlikely. A year later, as optimism fueled a risk on rally that brought major indexes near record levels and the potential upside in stocks waned, we have taken a more cautious approach. We remain focused on corporate fundamentals and identifying opportunities to invest that we think can add value over the long term, while also paring positions where valuations appear extended. As a result, our effective exposure to equities decreased over the year.

During the year ended December 31, 2023, the Fund held equity options generating gross exposure of approximately 2.71%.

JNL/T. Rowe Price Established Growth Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Established Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	48.03%	1 Year	48.46%
5 Year	13.25	5 Year	13.59
10 Year	11.59	10 Year	11.89

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	43.5%
Communication Services	15.3
Consumer Discretionary	15.0
Health Care	12.7
Financials	8.3
Industrials	2.2
Consumer Staples	1.0
Materials	0.9
Energy	0.7
Other Short Term Investments	0.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL/T. Rowe Price Established Growth Fund outperformed its primary benchmark by posting a return of 48.03% for Class A shares compared to 40.25% for the Morningstar U.S. Large-Mid Cap Broad Growth Index.

Overall, stock selection drove relative outperformance, but sector weighting also contributed. Within the Fund, communication services contributed the most to relative results as favorable stock choices drove relative sector strength (Meta Platforms, Inc., Spotify Technologies S.A.). Information technology also assisted relative performance due to beneficial security selection (NVIDIA Corporation). No sectors detracted from relative performance during the year.

The five largest purchases during the year were Meta Platforms, Inc., Tesla Inc., Adobe Inc., T-Mobile USA, Inc., and Chubb Limited.

The five largest sales during the year were Microsoft Corporation, Ross Stores, Inc., ASML Holding N.V., Intuit Inc., and Advanced Micro Devices, Inc.

At the sector level, the largest increases in absolute weighting during the year were in financials and communication services. The most significant decreases were in information technology and consumer discretionary. The sector weightings are residual of the bottom up stock selection process and typically reflect where the Fund manager is finding compelling growth opportunities at the individual company level rather than through a broader thematic approach.

Continued trends in disinflation, alongside a handful of benign jobs reports, have widened the runway for a soft landing. The U.S. Federal Reserve’s dovish pivot, and implied rate cut cadence, has encouraged risk on behavior as the probability of a recession continues to decline. We believe equity returns are likely to be more subdued in 2024; an additional move higher will likely hinge on the ability of companies to demonstrate meaningful earnings and free cash flow growth following the significant move up in the last 12 months, which was aided in large part by multiple expansion. From a positioning standpoint, the Fund continues to refrain from taking a pronounced stance on macroeconomic implications, and instead, is aiming for a balanced approach of offensive ideas that can thrive if the skies continue to clear, as well as defensive positions that can provide downside support. Similarly, predicting election outcomes and subsequent market impacts is not an area of focus at this stage; however, as political agendas come into focus and the balance of political power crystalizes, actionable idiosyncratic investment opportunities may present themselves.

Finally, although permitted in accordance with portfolio guidelines, derivative instruments are not used in the management of the Fund.

JNL/T. Rowe Price Mid-Cap Growth Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Mid-Cap Growth Fund

Average Annual Total Returns
Class A		Class I
1 Year	19.96%	1 Year	20.32%
5 Year	11.39	5 Year	11.72
10 Year	10.25	10 Year	10.54

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Health Care	24.0%
Information Technology	19.2
Industrials	15.6
Consumer Discretionary	12.1
Financials	7.7
Materials	5.4
Communication Services	4.6
Energy	4.2
Consumer Staples	3.5
Real Estate	0.9
Other Short Term Investments	2.8
Total Investments	100.0%

For the year ended December 31, 2023, JNL/T. Rowe Price Mid-Cap Growth Fund underperformed its primary benchmark by posting a return of 19.96% for Class A shares compared to 20.84% for the Morningstar U.S. Mid Cap Broad Growth Index.

At the overall level, stock selection was responsible for excess returns. Financials contributed to relative results, primarily due to stock choices, but an underweight allocation also proved beneficial. Shares of FS KKR Capital Corp., a leading diversified global investment firm, advanced following solid quarterly results reflecting growth in fundraising and strong insurance earnings. An update from the firm toward year end, announcing the acquisition of the remaining stake in Global Atlantic Financial Compnay as well as other strategic initiatives, was well received by investors. We believe that the company has a favorable growth profile and a clear opportunity for multiple expansion. Fleetcor Technologies, Inc. operates multiple business lines including fuel cards, corporate payments, tolls, lodging, and gift cards. Shares advanced through much of the year on solid results driven by strong execution despite challenging conditions including secular pressure on its core fleet business. Strategic efforts to optimize the Fund, including the sale of its Russian assets, were well received by investors.

An underweight allocation to real estate boosted relative results.

Stock selection in consumer discretionary added value. Shares of Chipotle Mexican Grill, Inc. performed well amid a challenged backdrop with a deceleration in consumer spending. The company posted three consecutive quarters of above consensus results aided by process and staffing improvements, technology initiatives, and better expense management. Strength in travel, with most major regions returning to 2019 levels or above, lifted shares of Hilton Worldwide Holdings Inc., the second largest global hotel brand. Hilton is attractive for its low capital costs and significant exposure to the growing business and group travel segments.

Conversely, a significant overweight exposure to health care, one of the lowest performing sectors for the benchmark, detracted the most from relative performance.

Industrials and business services also hindered relative results due to both stock choices and an underweight allocation. Shares of Southwest Airlines Co., the largest domestic passenger air carrier in the U.S., declined as the company struggled to keep up with industry fares, leading investors to question the resiliency of the company’s business model.

The top purchases for the year were Biogen inc., EQT AB, Yum! Brands, Inc., TechnipFMC PLC, and Tyler Technologies, Inc. The top sales for the year were Synopsys, Inc., Fortinet, Inc., Ingersoll Rand Inc., KLA Corporation, and MGM Resorts International.

The Fund does not typically use derivative securities in the management of the strategy. Current market conditions do not expose the Fund to a particular or significant risk, in our view. During the year ended December 31, 2023, the Fund did not hold derivatives.

JNL/T. Rowe Price Short-Term Bond Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Short-Term Bond Fund

Average Annual Total Returns
Class A		Class I
1 Year	4.88%	1 Year	5.06%
5 Year	1.51	5 Year	1.80
10 Year	1.20	10 Year	1.46

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Non-U.S. Government Agency ABS	25.0%
Financials	19.0
Government Securities	17.3
U.S. Government Agency MBS	5.6
Consumer Discretionary	4.7
Health Care	4.1
Utilities	4.1
Energy	3.9
Communication Services	3.7
Real Estate	2.8
Consumer Staples	2.6
Industrials	2.6
Materials	1.6
Information Technology	1.3
Other Short Term Investments	1.7
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/T. Rowe Price Short-Term Bond Fund outperformed its primary benchmark by posting a return of 4.88% for Class A shares compared to 4.61% for the Bloomberg 1-3 Yr Gov/Credit Index.

Sector allocation aided relative performance. Out of benchmark allocations to residential mortgage-backed securities (“RMBS”) and asset-backed securities (“ABS”) contributed. Interest rate sensitive RMBS benefited from the late period rate rally, and shorter duration ABS performed well during periods of rising rates. An overweight to investment grade corporate bonds and a corresponding underweight to U.S. Treasuries helped relative performance amid periods of limited new supply, some encouraging corporate earnings reports, and a late period improvement in risk sentiment. Security selection within investment grade corporates also contributed. Conversely, interest rate management detracted, dragged lower by a modestly longer than benchmark average duration positioning as markets realized an additional 100 basis points (“bps”) of tightening during the first half of the year with the U.S. Federal Reserve (“Fed”) steadfast in its campaign to combat stubbornly high inflation. However, yield curve positioning across key rates aided relative performance as holdings of longer maturities were beneficial amid volatility in front end rates.

As of December 31, 2023, the Fund held interest rate futures and credit default swaps generating gross exposure of approximately 32.99%. The estimated return impact from employing futures was -27 bps and -5 bps from swaps for the year.

As PCE inflation continued to decelerate and U.S. growth remained resilient, markets began to price a goldilocks scenario with a possibility that the Fed could achieve a soft landing. Against this backdrop, front end rates have likely seen a peak for this cycle, but we believe we are well positioned to capitalize on elevated yield opportunities with rate inversion still persistent across the curve. While rate and spread volatility could persist alongside evolving rate cut forecasts and timing, we agree that cuts are the most logical next step should macroeconomic data continue to cool. However, we acknowledge that the path to sustainable lower inflation could get bumpier if the trend of economic data deviates from current market expectations. Using the breadth and depth of our global research platform, we will look to selectively add to high conviction positions as volatility creates attractive entry points.

JNL/T. Rowe Price U.S. High Yield Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price U.S. High Yield Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	13.65%	1 Year	14.01%
5 Year	2.96	5 Year	3.27
Since Inception	2.96	Since Inception	2.37
‡Inception date April 25, 2016
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

T. Rowe Price Associates, Inc. assumed portfolio management responsibility on April 27, 2020.

Composition as of December 31, 2023:
Consumer Discretionary	21.7%
Financials	14.5
Energy	14.4
Industrials	9.3
Consumer Staples	8.7
Materials	7.2
Communication Services	6.9
Utilities	4.8
Health Care	4.7
Information Technology	2.6
Real Estate	2.0
Non-U.S. Government Agency ABS	0.3
Securities Lending Collateral	2.9
Other Short Term Investments	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/T. Rowe Price U.S. High Yield Fund outperformed its primary benchmark by posting a return of 13.65% for Class A shares compared to 13.47% for the ICE Bank of America U.S. High Yield Constrained Index .

The Fund’s top relative performance contributors on an industry basis were consumer goods, health care, and energy. From a credit ratings perspective, the positioning across the ratings spectrum contributed to performance. The underweight to BBs and overweight to CCCs contributed to relative results during the strong recovery year for risk assets following a difficult 2022. Security selection, particularly within BBs, also contributed to the strong performance. The Fund’s weakest industry results were in services, technology and electronics, and capital goods. The allocation to reserves, which is necessary for Fund liquidity, weighed on relative results in the strong performance environment over the year.

We continued to increase the Fund’s overall quality over the past year—reducing our overweight to CCCs and our underweight to BBs—and we continue to look for opportunities to do so at the margin. Unlike the low coupon COVID-19 era bonds that are available in the secondary market, we recently found some compelling opportunities in select BBs with favorable bond structures and attractive coupons via the new issue market. The largest industry overweight are currently in financial services, energy, and consumer goods. Within energy, we are biased toward midstream (gas distribution), which offers limited commodity exposure as operating margins are fee based, providing a stable earnings profile. We will likely endeavor to reduce our overweight to energy as we move into 2024 as out of sector opportunities present themselves. Currently our largest industry underweights are in health care, media and technology, and electronics, reflecting our view that these sectors generally provide minimum value relative to other market segments. Our health care underweight, for example, is not a macro call but rather driven by views of individual credits. Many of the industry’s higher quality names trade tight and offer very low current yields, which we find unattractive.

Given the high yield asset class’s strong double digit recovery that we saw in 2023, we expect 2024 to be more of an income type return year. That said, the income opportunity in high yield continues to look attractive as the U.S. Federal Reserve’s rate hiking campaign pumped yield back into fixed income markets. Though off recent highs, the yield to worst on our index still ended the year at ~7.5%–8%, which is attractive relative to the last decade. We believe high yield bonds can offer a compelling alternative to equities in today’s environment. At current levels, spreads look a bit tight, and we would expect them to widen somewhat from here. However, we believe that a strong income cushion and the potential for a continued decline in U.S. Treasury yields in 2024 should offset the impact of widening spreads, and we remain constructive on the asset class overall.

While defaults remain below their historical average, they have risen over the past year. We expect defaults to continue trending higher in this continued slow-burn credit cycle as more companies feel the impact of higher rates. That said, we anticipate a mean reversion toward long term averages rather than a major spike in defaults.

While 2025–2027 maturity walls have been a focus in our market over the past year, more accommodative capital market conditions in recent months have spurred a fresh wave of refinancing activity, which has enabled companies to start chipping away at these maturities. We believe this trend will continue and are therefore less concerned about these maturity walls heading into 2024 though we continue to monitor this as we review individual credits. Slowing growth and the impact of higher rates could lead to increased performance dispersion, which should create opportunities for active managers like us.

The Fund did not hold derivatives during the year.

We continue to view high yield as a strategic long term investment and a mainstay allocation in a diversified Fund. History has demonstrated that much of the asset class’s long term value can be realized simply by staying invested and taking advantage of the compounding effect of regular coupon payments. Credit selection remains the cornerstone of our investment process and Fund construction. We expect it to remain the primary driver of alpha in the year ahead as it has been for us over the long term. Opportunities still exist in names that can adapt to a higher-cost regime and have levers to manage through the ongoing slow-burn credit cycle.

JNL/T. Rowe Price Value Fund T. Rowe Price Associates, Inc. (Unaudited)

JNL/T. Rowe Price Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	11.91%	1 Year	12.27%
5 Year	12.27	5 Year	12.61
10 Year	8.96	10 Year	9.24

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	23.9%
Health Care	14.9
Industrials	13.2
Consumer Staples	10.1
Information Technology	9.9
Energy	9.6
Consumer Discretionary	5.1
Utilities	4.0
Materials	3.6
Real Estate	3.1
Communication Services	1.5
Other Short Term Investments	1.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/T. Rowe Price Value Fund underperformed its primary benchmark by posting a return of 11.91% for Class A shares compared to 14.34% for the Morningstar U.S. Large-Mid Cap Broad Value Index.

Communication services was the leading detractor from relative performance due to an underweight allocation and adverse stock selection (Meta Platforms, Inc.). Consumer discretionary also weighed on relative returns owing to an underweight allocation and stock choices (Amazon.com, Inc.). On a positive note, industrials and business services were the leading contributors to relative results thanks to favorable stock selection (General Electronic Company).

The five largest purchases during the year were NextEra Energy, Inc., Halliburton Company, Kenvue Inc., EQT Corporation, and ConocoPhillips. The five largest sales during the year were Alphabet Inc., Becton, Dickinson and Company, The Southern Company, Broadcom Inc., and Eaton Corporation Public Limited Company.

At the sector level, the most significant decrease in weighting relative to the benchmark was in health care. The largest increase in relative weighting was in energy. The sector weightings are residual of the bottom-up stock selection process and typically reflect where the Fund manager is finding compelling valuation opportunities at the individual company level rather than through a broader thematic approach.

The market generated strong returns over the course of 2023, and the Fund saw high beta names get a strong bid during the fourth quarter. Given the concentrated nature of the market over the previous year, and the strong performance of growth stocks relative to value names, valuation may be a more important component of market returns from here on. Further, the recent strength of higher beta stocks has left behind more defensive holdings, presenting an opportunity to lean into those names, which we believe will help support the Fund over time. Moving forward, our aim is to further emphasize secular fundamental insights and quality. Overall, we are focused on finding high-quality companies with attractive fundamentals and valuations. We believe this balanced approach should lead to a Fund that has the potential to serve our clients well in a variety of market environments.

Derivatives did not have a meaningful impact on the Fund's performance during the year.

JNL/WCM China Quality Growth Fund WCM Investment Management (Unaudited)

JNL/WCM China Quality Growth Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	-17.96%	1 Year	-17.66%
Since Inception	-8.93	Since Inception	-8.68
‡Inception date April 25, 2022
†Inception date April 25, 2022

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Industrials	18.7%
Consumer Discretionary	18.6
Health Care	13.1
Materials	10.7
Communication Services	8.0
Financials	7.4
Consumer Staples	6.5
Information Technology	6.2
Real Estate	3.6
Other Short Term Investments	5.3
Securities Lending Collateral	1.9
Total Investments	100.0%

For the year ended December 31, 2023, JNL/WCM China Quality Growth Fund underperformed its primary benchmark by posting a return of -17.96% for Class A shares compared to -10.54% for the Morningstar China Index (Net).

Attribution analysis reveals that most of the Fund’s underperformance can be attributed to stock selection.

From a sector allocation perspective, consumer discretionary (underweight) was the largest positive contributor to the relative performance, followed by health care (overweight). On the other hand, energy (no weight) detracted from the relative performance, as did financials (underweight) and industrials (overweight).

Looking at stock selection, industrials (Airtac International Group, NARI Technology Co., Ltd., Techtronic Industries Company Limited) was the best performing sector relative to the benchmark, followed by information technology (Circuit Fabology Microelectronics Equipment Co., Ltd., SINBON Electronics Co., Ltd., Beijing CTJ Information Technology Co., Ltd.). On the flipside, financials (AIA Group Limited, Hong Kong Exchanges & Clearing Limited, Ping An Insurance (Group) Co of China, Ltd.) was the worst performing sector relative to the benchmark, followed by consumer discretionary (Li Ning Company Limited, Man Wah Holdings Limited, H World Group Limited - ADR) and communication services (Tencent Holdings Limited, Kanzhun Limited - ADR, NetEase, Inc.).

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/WCM Focused International Equity Fund WCM Investment Management (Unaudited)

JNL/WCM Focused International Equity Fund

Average Annual Total Returns
Class A		Class I†
1 Year	16.46%	1 Year	16.85%
5 Year	11.70	5 Year	12.03
10 Year	8.27	10 Year	N/A
Since Inception	N/A	Since Inception	8.93
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Industrials	25.3%
Information Technology	19.0
Consumer Discretionary	16.2
Health Care	15.4
Financials	14.3
Consumer Staples	5.1
Materials	2.1
Energy	2.0
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2023, JNL/WCM Focused International Equity Fund outperformed its primary benchmark by posting a return of 16.46% for Class A shares compared to 15.64% for the Morningstar Global ex-US Target Market Exposure Index (Net).

Attribution analysis reveals that the majority of the Fund’s outperformance can be attributed to sector allocation.

From a sector allocation perspective, information technology (overweight) was the largest positive contributor to the relative performance, followed by industrials (overweight) and communication services (no weight). On the other hand, health care (overweight) detracted from our relative performance, as did consumer discretionary (overweight) and financials (underweight).

Looking at stock selection, health care (Novo Nordisk A/S, Icon Public Limited Company, Steris Public Limited Company) was the best performing sector relative to the benchmark, followed by consumer discretionary (Ferrari N.V., Evolution AB (publ), MercadoLibre S.R.L.) and materials (Sika AG, Linde Public Limited Company, Linde Public Limited Company). On the flipside, financials (AIA Group Limited, AON Public Limited Company) was the worst performing sector relative to the benchmark, followed by information technology (Lasertec Co. Ltd, EPAM Systems, Inc., Advantest Corporation) and industrials (DSV A/S).

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/Westchester Capital Event Driven Fund Westchester Capital Management, LLC (Unaudited)

JNL/Westchester Capital Event Driven Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	6.46%	1 Year	6.77%
5 Year	4.72	5 Year	5.04
Since Inception	3.60	Since Inception	5.06
‡Inception date April 27, 2015
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	18.2%
Consumer Staples	14.0
Communication Services	12.8
Consumer Discretionary	12.5
Industrials	10.2
Health Care	9.1
Materials	7.5
Other Equity Interests	4.8
Investment Companies	4.3
Utilities	2.7
Information Technology	2.6
Real Estate	1.0
Rights	0.5
Non-U.S. Government Agency ABS	0.5
Energy	0.1
Warrants	0.1
Government Securities	(0.9)
Net Long (Short) Investments	100.0%

For the year ended December 31, 2023, JNL/Westchester Capital Event Driven Fund outperformed its primary benchmark by posting a return of 6.46% for Class A shares compared to 2.18% for the Wilshire Liquid Alternative Event Driven Index.

Looking at the year, 2023 presented a mixed picture of the mergers & acquisitions (“M&A”) landscape, especially considering the challenges faced in the previous year. Given the difficult conditions in 2022, it was no surprise that merger activity began in a subdued manner. Rising rates, increased financing costs (particularly relevant to private equity deals), ongoing geopolitical tensions, and a potential banking crisis in the first quarter contributed to a more cautious approach by company boards toward corporate reorganizations, particularly in the first half of the year.

However, as the year progressed, CEO confidence improved noticeably. This positive shift was aided by greater transparency and predictability in the regulatory environment. Several high profile transactions, including Horizon Pharmaceuticals/Amgen Inc., Activision/Microsoft Corporation, and VMware, Inc./Broadcom Inc., were completed despite initial regulatory pushback, boosting confidence in the market. This positive development paved the way for a solid second half of the year, with M&A volume reaching over $1.7 trillion, out of the total global value of $3.1 trillion for the entirety of 2023.

In addition, structural transactions such as spinoffs and divestitures have risen since 2020. Such restructuring activities were fueled by a focus on operational excellence, efficiency, and balance sheet optimization. Corporate separations offer several advantages, the most notable being the potential M&A opportunities that often follow from the new entities. When a business unit is separated from the larger corporation, it becomes more focused, flexible, and capable of structuring its own deals. This newfound independence and specialization make a separate entity attractive to strategic partners or buyers with a specific interest in those business units. As a result, the increase in corporate separations over the past three years has led to a surge in M&A transactions. In 2023, such transactions constituted a significant portion of deal volume, accounting for approximately 33% in the U.S. alone. This represents the highest share in almost a decade.

While macro factors influence the Fund, the investment returns are almost exclusively driven by corporate events, with the goal of providing performance that is minimally correlated with equity and fixed income indices in all market environments. The top contributors were SPACs (+1.53%), Activision Blizzard, Inc./Microsoft Corporation (+0.62%), and Seagen Inc/Pfizer Inc. (+0.53%). During this year, the most significant losers were First Horizon Corporation/ The Toronto-Dominion Bank (-2.50%), Silicon Motion, Inc./MaxLinear, Inc. (-0.68%), Euronav/Frontline PLC (-0.30%).

Looking ahead to 2024, we are optimistic about the continued increase in merger activity. The biggest challenge to M&A is uncertainty, but with more clarity in the regulatory environment and a positive track record of wins in the courtroom, strategic players are expected to ramp up their acquisition activity both here and abroad. Additionally, as the economic outlook stabilizes, the mismatch in price expectations between buyers and sellers will likely narrow, and the $1.8 trillion in cash on corporate balance sheets provides ample buyer power. Moreover, private equity sponsors face pressure to monetize their assets, with a record $1.5 trillion in dry powder in North America alone, and the catalysts for activism will continue to persist. With a more predictable cost of capital and ongoing pressure to look for growth opportunities to keep up with the speed of innovation across all industry groups, we anticipate an increase in corporate activity in 2024, a trend we have already begun to see in the first few weeks of the new year.

Westchester employs a merger arbitrage strategy that invests in common stock, preferred stock, corporate debt, derivatives, total return swaps and contracts for differences. Derivatives had a positive impact on Fund performance during the year.

JNL/Western Asset Global Multi-Sector Bond Fund Western Asset Management Company (Unaudited)

JNL/Western Asset Global Multi-Sector Bond Fund

††50% Bloomberg Global Aggregate Index (unhedged), 25% Bloomberg Emerging Markets USD Aggregate Bond Index, 25% Bloomberg U.S. High Yield - 2% Issuer Cap Index

Average Annual Total Returns
Class A		Class I
1 Year	8.60%	1 Year	9.02%
5 Year	-1.58	5 Year	-1.27
10 Year	-0.47	10 Year	-0.20

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Western Asset Management Company assumed portfolio management responsibility on April 25, 2022.

Composition as of December 31, 2023:
Government Securities	27.4%
Financials	14.8
Energy	12.2
Communication Services	10.3
Consumer Discretionary	6.4
Industrials	5.9
Materials	4.4
Non-U.S. Government Agency ABS	3.9
Consumer Staples	3.7
Health Care	2.6
U.S. Government Agency MBS	1.5
Real Estate	0.9
Utilities	0.5
Information Technology	0.4
Other Short Term Investments	4.3
Securities Lending Collateral	0.8
Total Investments	100.0%

For the year ended December 31, 2023, JNL/Western Asset Global Multi-Sector Bond Fund outperformed its primary benchmark by posting a return of 8.60% for Class A shares compared to 5.71% for the Bloomberg Global Aggregate Index (Unhedged). The Fund outperformed its blended benchmark return of 8.47% for the 50% Bloomberg Global Aggregate Index (unhedged), 25% Bloomberg Emerging Markets USD Aggregate Bond Index, 25% Bloomberg U.S. High Yield - 2% Issuer Cap Index.

The Fund seeks to maximize total return through income and capital appreciation. This is achieved through diversification across global government, investment grade corporate bonds, high yield and U.S. bank loans, emerging market bonds and currencies.

Global bond yields rose sharply during the latter part of 2022 and into 2023. As a result, the Fund benefitted extensively from the higher income earned by holding global fixed income assets. Global government bond yields were largely unchanged over the year. Developed market duration exposure had a minimal impact on returns.

Risk appetite improved markedly over the year as the macroeconomic backdrop proved more supportive. Inflation moderated and risks of a so called “hard landing” waned. As a result, spread sectors outperformed as yields broadly fell and spreads narrowed. Exposure to investment grade and high-yield corporate bonds, and to bank loans contributed strongly to returns. Emerging market bond exposure, via both local currency and hard currency bonds, were also a positive factor as yields moved lower during the year.

The U.S. Dollar was volatile, but broadly weaker during 2023. FX positioning was an overall contributor to performance during the year. Exposures to select emerging market currencies such as Mexican Peso, Brazilian Real and the Polish Zloty were positive. An exposure to the Japanese Yen detracted. The Fund employs derivatives to manage the Fund’s duration/curve and currency positioning as well as manage risk. U.S., U.K., and German government bond futures were used to manage duration/curve positioning and contributed to returns. Currency forwards and options were utilized to manage currency positioning and risk, but specifically were negative.

JNL/William Blair International Leaders Fund William Blair Investment Management (Unaudited)

JNL/William Blair International Leaders Fund

Average Annual Total Returns
Class A		Class I
1 Year	12.90%	1 Year	13.26%
5 Year	5.54	5 Year	5.87
10 Year	2.89	10 Year	3.17

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

William Blair Investment Management assumed portfolio management responsibility on April 25, 2022

Composition as of December 31, 2023:
Information Technology	22.1%
Industrials	21.3
Consumer Discretionary	18.0
Health Care	12.0
Financials	11.3
Materials	5.6
Consumer Staples	3.9
Energy	3.7
Other Short Term Investments	2.1
Total Investments	100.0%

For the year ended December 31, 2023, JNL/William Blair International Leaders Fund underperformed its primary benchmark by posting a return of 12.90% for Class A shares compared to 15.64% for the Morningstar Global ex-US Target Market Exposure Index (Net).

The Fund is a focused, bottom-up portfolio of leading companies, seeking long term capital appreciation by investing in foreign companies with above average returns on equity, strong balance sheets and consistent, above average earnings growth.

From a sector perspective, information technology (“IT”) was a key detractor. Failure to keep pace with the robust returns within IT was due primarily to Samsung SDI Co., Ltd. Samsung SDI Co., Ltd. is a South Korea based electric vehicle battery manufacturer. Over the last several years, the growth in electric vehicles has beaten most estimates, particularly in China, but we may be in a slower pocket of growth that could last anywhere from one to three years in our view, and this weighed on the stock. We do not think the slowdown is fully reflected in current estimates for Samsung SDI Co., Ltd. and exited the position.

From a regional perspective, China weighed on relative results. Following the abandonment of zero COVID-19 policy in China late last year, our belief was that China would see a resurgence in domestic consumer spend, similar to what other countries experienced in the post COVD-19 environment. As such, our exposure within China was exposed to domestic consumption in companies such as Alibaba Group Holding Limited, Kweichow Moutai Co., Ltd., and China Tourism Group Duty Free Corporation Limited. However, this consumption story did not playout as anticipated, and selection effect was negatively impacted.

Partially mitigating these negative effects was strong stock selection in consumer discretionary and materials. Consumer discretionary was led by the leading e-commerce platform in Latin America, MercadoLibre S.R.L. MercadoLibre S.R.L. offers a best in class ecosystem of services such as logistics and payments, allowing the company to exploit attractive growth opportunities of the large and underpenetrated total addressable market. Results this year were better than expected, with revenue growth accelerating and margins expanding.

Positive selection in materials came from Shin-Etsu Chemical Co., Ltd. Shin-Etsu Chemical Co., Ltd. has two core business PVC production and semiconductor wafer manufacturing. PVC is a widely used material, but the bulk of demand is for housing/construction related products such as white PVC pipes seen in home improvement stores. Semiconductor wafers are the base ingredient for computers chips. Shin-Etsu Chemical Co., Ltd. has a clear scale advantage across its business units, giving it a superior cost advantage relative to its competitors. Manufacturing expertise is its other competitive advantage, with both skill and efficiency leading to overall better products and better corporate results.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL/WMC Balanced Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Balanced Fund

††65% S&P 500 Index, 35% Bloomberg U.S. Aggregate Index

Average Annual Total Returns
Class A		Class I
1 Year	13.08%	1 Year	13.42%
5 Year	8.73	5 Year	9.06
10 Year	7.13	10 Year	7.41

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Information Technology	16.9%
Government Securities	13.5
Financials	11.6
Health Care	10.4
U.S. Government Agency MBS	10.0
Consumer Discretionary	7.5
Industrials	6.3
Communication Services	6.0
Energy	4.7
Consumer Staples	3.6
Utilities	3.0
Materials	2.1
Real Estate	1.9
Non-U.S. Government Agency ABS	1.6
Other Short Term Investments	0.9
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2023, JNL/WMC Balanced Fund underperformed its primary benchmark by posting a return of 13.08% for Class A shares compared to 26.29% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 18.72% for the 65% S&P 500 Index, 35% Bloomberg U.S. Aggregate Index.

The equity sleeve underperformed the S&P 500 Index during the year. Security selection was the primary driver of relative underperformance over the year. Security selection within information technology, consumer discretionary, and materials were the top detractors while stronger selection within communication services, energy, and real estate partially offset those effects. Sector allocation also detracted from relative returns. The underweight exposure to information technology, as well as the overweight to health care and energy, were top detractors. In contrast, the overweight exposure to consumer discretionary, along with the underweight exposures to financials and real estate, contributed to results.

Top detractors from relative performance within the equity sleeve included not owning NVIDIA Corporation and overweight positions to The Charles Schwab Corporation and Pfizer Inc. Top contributors within the equity sleeve included an overweight position to Meta Platforms, Inc., and underweights positions to Exxon Mobil Corporation, and Johnson & Johnson.

Over the course of the year, the sleeve initiated new positions in Uber Technologies, Inc., (industrials), Pernod Richard (consumer staples), Merck & Co., Inc (health care), and 13 other businesses.

The fixed income sleeve posted positive total returns and outperformed the Bloomberg U.S. Aggregate Bond Index. Security selection within investment grade credit was the primary contributor to relative returns. Selection within industrials (consumer cyclical issuers) and financials (banking issuers) had a positive impact on relative returns. An overweight to financial institutions and utilities had a positive impact while an underweight to industrials detracted. In non-corporate credit, an overweight to and security selection within taxable municipals contributed to relative returns. An underweight to and security selection within agency mortgage-backed securities (“MBS”) contributed to relative returns. Within other securitized sectors, security selection within and an overweight to asset-backed securities (“ABS”), security selection within commercial MBS, as well as an out of benchmark allocation to non-agency MBS had a positive impact. The sleeve’s duration and yield curve positioning had a positive impact on relative performance. An underweight to U.S. agencies detracted slightly from relative returns.

The sleeve maintains a very modestly procyclical stance as markets enjoyed a substantial boost in the latter part of 2023 on the back of receding inflation data and dovish pivots from global central banks that drove a full embrace of goldilocks. Current levels of interest rates provide cushion to fixed income performance even if inflation remains above target, though the inversion of the curve is a headwind for longer duration assets. Additionally, we believe security selection can aid benchmark relative outperformance going forward as growth continues to slow, driving increased dispersion across sectors and within investment grade credit. Investment grade credit fundamentals remain strong but have peaked and have shown some deterioration both in leverage and interest coverage. The fixed income sleeve is currently underweight duration relative to the benchmark and maintains an underweight position in investment grade credit. Within investment grade we see the greatest opportunity in intermediate maturities and in utilities. Within securitized, the sleeve is overweight agency MBS and ABS and moderately underweight commercial MBS while continuing to hold exposure to non-agency MBS.

The fixed income sleeve made modest use of bond futures and credit index derivatives for hedging purposes; these instruments did not have a meaningful impact on performance.

JNL/WMC Equity Income Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Equity Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	6.63%	1 Year	7.01%
5 Year	11.32	5 Year	11.66
Since Inception	8.89	Since Inception	9.25
‡Inception date September 25, 2017
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Wellington Management Company, LLP assumed portfolio management responsibility on April 26, 2021.

Composition as of December 31, 2023:
Financials	19.3%
Health Care	16.3
Consumer Staples	12.9
Energy	10.2
Industrials	9.6
Utilities	8.7
Information Technology	8.1
Materials	6.0
Real Estate	3.6
Consumer Discretionary	3.0
Communication Services	0.7
Other Short Term Investments	1.6
Total Investments	100.0%

For the year ended December 31, 2023, JNL/WMC Equity Income Fund underperformed its primary benchmark by posting a return of 6.63% for Class A shares compared to 10.98% for the Morningstar Dividend Composite Index.

Sector allocation, a result of the bottom-up stock selection decisions, drove relative underperformance over the year. An underweight allocation to information technology and overweight to health care and utilities detracted from relative results, whereas overweight exposures to real estate and materials contributed. Security selection contributed to relative performance. Strong selection within communication services, energy, and consumer discretionary was partially offset by weaker selection within information technology, health care, and consumer staples.

Top detractors from relative performance during the year included not holding benchmark constituent Microsoft Corporation (information technology), an overweight position in Pfizer Inc. (health care), as well as not holding benchmark constituent Apple, Inc. (information technology). Top relative contributors to performance during the year included not holding benchmark constituents Chevron Corporation (energy) and Exxon Mobil Corporation (energy), as well as an overweight position in Lennar Corporation (consumer discretionary).

The largest purchases during the year included increased exposure to Pfizer Inc. (health care), new positions in Pernod Ricard (consumer staples) and Gilead Sciences, Inc (health care). The largest sales during the year included eliminating Eli Lilly and Company (health care), trimming the position in Home Depot, Inc. (consumer discretionary), as well as eliminating Comcast Corporation (communication services).

The Fund’s largest overweight at the end of the year were in real estate and utilities, while the largest underweights were in information technology and consumer discretionary. During the year, the Fund most notably increased its allocation to financials and materials and reduced its allocation to consumer discretionary and health care.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

.

JNL/WMC Global Real Estate Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Global Real Estate Fund

Average Annual Total Returns
Class A		Class I
1 Year	9.46%	1 Year	9.87%
5 Year	1.57	5 Year	1.90
10 Year	2.67	10 Year	2.95

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Wellington Management Company, LLP assumed portfolio management responsibility on April 26, 2021.

Composition as of December 31, 2023:
Real Estate	91.0%
Consumer Discretionary	6.3
Industrials	1.7
Other Short Term Investments	0.6
Securities Lending Collateral	0.4
Total Investments	100.0%

For the year ended December 31, 2023, JNL/WMC Global Real Estate Fund underperformed its primary benchmark by posting a return of 9.46% for Class A shares compared to 9.67% for the FTSE EPRA/NAREIT Developed Index (Net).

Security selection contributed to relative performance while sector allocation detracted. Strong selection in warehouse/logistics, healthcare real estate, and office contributed to relative returns, but these effects were partially offset by weak selection in real estate technology, diversified, and retail malls. Sector allocation, a result of our fundamental bottom-up process, detracted from relative results. The Fund’s overweight allocations to retail shopping centers and home builders, and underweight allocation to self storage facilities detracted from relative performance while an overweight to real estate technology and underweight allocations to office and specialty finance partially offset results.

Top contributors to relative performance were an overweight to TAG Immobilien AG (multifamily) and out of benchmark positions to Goodman Group (warehouse/logistics) and Iron Mountain Incorporated (real estate technology). Top detractors from relative performance included underweight positions in Simon Property Group, Inc. (retail-malls), Digital Realty Trust, Inc. (real estate technology), and positioning in AvalonBay Communities, Inc. (multifamily).

The largest purchases during the year included new positions in Extra Space Storage Inc. (self-storage facilities), American Homes 4 Rent, (multifamily), and Essex Property Trust, Inc. (multifamily). The largest sales were Equity Residential (multifamily), WP Carey (specialty finance), and Sun Communities, Inc. (multifamily).

The Fund’s largest overweight at the end of the year was in the home builder sector. During the year, the Fund most notably increased its active weight in the warehouse/logistics, multifamily, and home builder sectors and reduced active weight in the specialty finance, retail-shopping centers, and diversified sectors. The Fund’s largest underweight was specialty finance at the end of the year.

Derivatives did not have a meaningful impact on Fund performance during the year.

JNL/WMC Value Fund Wellington Management Company, LLP (Unaudited)

JNL/WMC Value Fund

Average Annual Total Returns
Class A		Class I
1 Year	9.21%	1 Year	9.56%
5 Year	11.30	5 Year	11.64
10 Year	8.00	10 Year	8.29

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2023:
Financials	24.0%
Health Care	18.6
Industrials	11.4
Information Technology	10.8
Energy	7.9
Consumer Discretionary	6.4
Real Estate	5.5
Consumer Staples	5.0
Utilities	3.9
Communication Services	3.9
Materials	2.1
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2023, JNL/WMC Value Fund underperformed its primary benchmark by posting a return of 9.21% for Class A shares compared to 14.34% for the Morningstar U.S. Large-Mid Cap Broad Value Index.

Stock selection drove relative underperformance over the year. Weak selection within information technology, industrials, and communication services was partially offset by stronger selection in energy, real estate, and financials. Sector allocation, a result of the bottom up stock selection strategy, also detracted from relative results, due primarily to underweight exposure to communication services and overweight exposure to health care. This was partially offset by underweight exposure to consumer staples and overweight exposure to information technology, which contributed.

Top detractors from relative performance during the year included not holding benchmark constituent Meta Platforms, Inc. (communication services), an overweight position in Pfizer Inc. (health care), as well as not holding benchmark constituent Amazon.com, Inc. (consumer discretionary). Top relative contributors to performance during the year included out of benchmark positions in Ares Management Corporation (financials) and Eli Lilly and Company (health care), as well as not holding benchmark constituent Exxon Mobil Corporation (energy).

The largest purchases during the year included Johnson & Johnson (health care), United Parcel Service, Inc. (industrials), and New York Community Bancorp, Inc. (financials). The largest sells during the year included eliminating the Fund’s position in Eli Lilly and Company (health care), trimming the position in Alphabet Inc. (communication services), as well as eliminating the position in Welltower OP LLC (real estate).

The Fund’s largest overweight at the end of the year were in the financials, real estate, and health care, while the largest underweights were in consumer staples, communication services, and information technology. During the year, the Fund most notably increased its exposure to financials, and reduced exposure to information technology and utilities.

Derivatives did not have a meaningful impact on the Fund’s performance during the year.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares	Value ($)
JNL/American Funds Balanced Fund
INVESTMENT COMPANIES 100.0%
Global Balanced 100.0%
American Funds Insurance Series - Asset Allocation Fund - Class 1 (a)	119,331	2,847,226
Total Investment Companies (cost $2,888,937)		2,847,226
Total Investments 100.0% (cost $2,888,937)		2,847,226
Other Assets and Liabilities, Net (0.0)%		(906)
Total Net Assets 100.0%		2,846,320

(a)  Investment in affiliate.

JNL/American Funds Bond Fund of America Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 100.0%
American Funds Insurance Series - The Bond Fund of America - Class 1	37,957	362,113
Total Investment Companies (cost $373,886)		362,113
Total Investments 100.0% (cost $373,886)		362,113
Other Assets and Liabilities, Net (0.0)%		(107)
Total Net Assets 100.0%		362,006

JNL/American Funds Capital Income Builder Fund
INVESTMENT COMPANIES 100.0%
Global Balanced 100.0%
American Funds Insurance Series - Capital Income Builder Fund - Class 1 (a)	33,592	390,673
Total Investment Companies (cost $367,745)		390,673
Total Investments 100.0% (cost $367,745)		390,673
Other Assets and Liabilities, Net (0.0)%		(143)
Total Net Assets 100.0%		390,530

(a)  Investment in affiliate.

JNL/American Funds Capital World Bond Fund
INVESTMENT COMPANIES 100.0%
Global Fixed Income 100.0%
American Funds Insurance Series - Capital World Bond Fund - Class 1 (a)	34,024	345,686
Total Investment Companies (cost $401,010)		345,686
Total Investments 100.0% (cost $401,010)		345,686
Other Assets and Liabilities, Net (0.0)%		(121)
Total Net Assets 100.0%		345,565

(a)  Investment in affiliate.

JNL/American Funds Global Growth Fund
INVESTMENT COMPANIES 100.0%
Global Equity 100.0%
American Funds Insurance Series - Global Growth Fund - Class 1 (a)	27,241	924,031
Total Investment Companies (cost $921,427)		924,031
Total Investments 100.0% (cost $921,427)		924,031
Other Assets and Liabilities, Net (0.0)%		(323)
Total Net Assets 100.0%		923,708

(a)  Investment in affiliate.

JNL/American Funds Global Small Capitalization Fund
INVESTMENT COMPANIES 100.0%
Global Equity 100.0%
American Funds Insurance Series - Global Small Capitalization Fund - Class 1 (a)	36,344	674,901
Total Investment Companies (cost $779,626)		674,901
Total Investments 100.0% (cost $779,626)		674,901
Other Assets and Liabilities, Net (0.0)%		(222)
Total Net Assets 100.0%		674,679

(a)  Investment in affiliate.

	Shares	Value ($)
JNL/American Funds Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Growth Fund - Class 1 (a)	51,204	5,091,753
Total Investment Companies (cost $4,791,566)		5,091,753
Total Investments 100.0% (cost $4,791,566)		5,091,753
Other Assets and Liabilities, Net (0.0)%		(1,321)
Total Net Assets 100.0%		5,090,432

(a)  Investment in affiliate.

JNL/American Funds Growth-Income Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Growth-Income Fund - Class 1 (a)	174,256	10,326,417
Total Investment Companies (cost $8,612,170)		10,326,417
Total Investments 100.0% (cost $8,612,170)		10,326,417
Other Assets and Liabilities, Net (0.0)%		(3,557)
Total Net Assets 100.0%		10,322,860

(a)  Investment in affiliate.

JNL/American Funds International Fund
INVESTMENT COMPANIES 100.0%
International Equity 100.0%
American Funds Insurance Series - International Fund - Class 1 (a)	83,048	1,453,334
Total Investment Companies (cost $1,578,350)		1,453,334
Total Investments 100.0% (cost $1,578,350)		1,453,334
Other Assets and Liabilities, Net (0.0)%		(539)
Total Net Assets 100.0%		1,452,795

(a)  Investment in affiliate.

JNL/American Funds New World Fund
INVESTMENT COMPANIES 100.0%
Emerging Markets Equity 100.0%
American Funds Insurance Series - New World Fund - Class 1 (a)	56,152	1,430,746
Total Investment Companies (cost $1,334,344)		1,430,746
Total Investments 100.0% (cost $1,334,344)		1,430,746
Other Assets and Liabilities, Net (0.0)%		(582)
Total Net Assets 100.0%		1,430,164

(a)  Investment in affiliate.

JNL/American Funds Washington Mutual Investors Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Washington Mutual Investors Fund - Class 1 (a)	259,569	3,761,151
Total Investment Companies (cost $3,474,682)		3,761,151
Total Investments 100.0% (cost $3,474,682)		3,761,151
Other Assets and Liabilities, Net (0.0)%		(1,431)
Total Net Assets 100.0%		3,759,720

(a)  Investment in affiliate.

JNL/Mellon Bond Index Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 100.0%
JNL Bond Index Fund - Class I (99.1%) (a)	111,682	1,030,828
Total Investment Companies (cost $1,110,924)		1,030,828
Total Investments 100.0% (cost $1,110,924)		1,030,828
Other Assets and Liabilities, Net (0.0)%		(208)
Total Net Assets 100.0%		1,030,620

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Shares	Value ($)

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Mellon Emerging Markets Index Fund
INVESTMENT COMPANIES 100.0%
Emerging Markets Equity 100.0%
JNL Emerging Markets Index Fund - Class I (99.8%) (a)	102,258	842,605
Total Investment Companies (cost $1,005,171)		842,605
Total Investments 100.0% (cost $1,005,171)		842,605
Other Assets and Liabilities, Net (0.0)%		(229)
Total Net Assets 100.0%		842,376

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Mellon International Index Fund
INVESTMENT COMPANIES 100.0%
International Equity 100.0%
JNL International Index Fund - Class I (99.7%) (a)	234,378	2,299,247
Total Investment Companies (cost $2,321,607)		2,299,247
Total Investments 100.0% (cost $2,321,607)		2,299,247
Other Assets and Liabilities, Net (0.0)%		(492)
Total Net Assets 100.0%		2,298,755

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Mellon S&P 400 MidCap Index Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
JNL Mid Cap Index Fund - Class I (99.8%) (a)	318,974	3,365,172
Total Investment Companies (cost $3,181,444)		3,365,172
Total Investments 100.0% (cost $3,181,444)		3,365,172
Other Assets and Liabilities, Net (0.0)%		(578)
Total Net Assets 100.0%		3,364,594

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Mellon Small Cap Index Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
JNL Small Cap Index Fund - Class I (99.8%) (a)	256,039	2,606,479
Total Investment Companies (cost $2,549,394)		2,606,479
Total Investments 100.0% (cost $2,549,394)		2,606,479
Other Assets and Liabilities, Net (0.0)%		(446)
Total Net Assets 100.0%		2,606,033

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Aggressive Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 57.3%
JNL Multi-Manager Mid Cap Fund - Class I (8.7%) (a)	7,007	134,881
JNL Multi-Manager Small Cap Growth Fund - Class I (1.6%) (a)	967	39,980
JNL Multi-Manager Small Cap Value Fund - Class I (2.8%) (a)	2,542	50,824
JNL Multi-Manager U.S. Select Equity Fund - Class I (22.7%) (a)	8,199	98,801
JNL/Baillie Gifford U.S. Equity Growth Fund - Class I (37.7%) (a)	6,234	36,035
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (3.0%) (a)	2,638	61,844
JNL/JPMorgan U.S. Value Fund - Class I (5.3%) (a)	5,300	87,509
	Shares	Value ($)
JNL/Morningstar Wide Moat Index Fund - Class I (7.3%) (a)	8,045	101,848
JNL/T. Rowe Price Established Growth Fund - Class I (0.5%) (a)	706	52,474
JNL/T. Rowe Price Value Fund - Class I (1.8%) (a)	3,224	84,078
JNL/WMC Equity Income Fund - Class I (7.3%) (a)	5,044	87,808
		836,082
International Equity 17.5%
JNL Multi-Manager International Small Cap Fund - Class I (9.4%) (a)	5,856	64,709
JNL/Causeway International Value Select Fund - Class I (5.0%) (a)	4,815	95,339
JNL/WCM Focused International Equity Fund - Class I (6.1%) (a)	6,766	94,786
		254,834
Global Equity 11.1%
JNL/Harris Oakmark Global Equity Fund - Class I (11.1%) (a)	6,636	88,926
JNL/Loomis Sayles Global Growth Fund - Class I (10.2%) (a)	4,630	73,102
		162,028
Emerging Markets Equity 7.5%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (3.6%) (a)	4,016	34,015
JNL/GQG Emerging Markets Equity Fund - Class I (8.9%) (a)	5,206	74,911
		108,926
Domestic Fixed Income 4.2%
JNL/DoubleLine Core Fixed Income Fund - Class I (1.7%) (a)	3,897	54,012
JNL/Lord Abbett Short Duration Income Fund - Class I (1.0%) (a)	707	7,187
		61,199
Alternative 2.4%
JNL Multi-Manager Alternative Fund - Class I (1.4%) (a)	1,202	14,398
JNL/Heitman U.S. Focused Real Estate Fund - Class I (10.2%) (a)	2,238	21,575
		35,973
Total Investment Companies (cost $1,245,035)		1,459,042
Total Investments 100.0% (cost $1,245,035)		1,459,042
Other Assets and Liabilities, Net (0.0)%		(311)
Total Net Assets 100.0%		1,458,731

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Conservative Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 65.1%
JNL/DoubleLine Core Fixed Income Fund - Class I (2.0%) (a)	4,699	65,128
JNL/DoubleLine Total Return Fund - Class I (3.3%) (a)	6,649	71,015
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (4.1%) (a)	5,295	65,185
JNL/Lord Abbett Short Duration Income Fund - Class I (3.2%) (a)	2,317	23,538
JNL/PIMCO Income Fund - Class I (3.1%) (a)	4,149	47,385
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (2.7%) (a)	1,949	23,679
JNL/PIMCO Real Return Fund - Class I (0.8%) (a)	1,020	11,802
JNL/PPM America Total Return Fund - Class I (3.5%) (a)	4,628	59,190
JNL/T. Rowe Price U.S. High Yield Fund - Class I (4.4%) (a)	1,524	17,742
		384,664
Alternative 11.9%
Jackson Credit Opportunities Fund - Class I (8.1%) (a)	2,431	24,723
JNL Multi-Manager Alternative Fund - Class I (2.9%) (a)	2,439	29,222
JNL/First Sentier Global Infrastructure Fund - Class I (1.2%) (a)	505	8,856

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares	Value ($)
JNL/JPMorgan Hedged Equity Fund - Class I (0.8%) (a)	506	7,281
		70,082
Domestic Equity 11.0%
JNL Multi-Manager Mid Cap Fund - Class I (0.5%) (a)	387	7,446
JNL Multi-Manager Small Cap Growth Fund - Class I (0.1%) (a)	71	2,948
JNL Multi-Manager Small Cap Value Fund - Class I (0.2%) (a)	222	4,433
JNL Multi-Manager U.S. Select Equity Fund - Class I (1.7%) (a)	614	7,395
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (0.3%) (a)	252	5,903
JNL/JPMorgan U.S. Value Fund - Class I (0.7%) (a)	718	11,863
JNL/Morningstar Wide Moat Index Fund - Class I (1.0%) (a)	1,055	13,356
JNL/WMC Equity Income Fund - Class I (1.0%) (a)	683	11,886
		65,230
Domestic Balanced 6.0%
JNL/T. Rowe Price Capital Appreciation Fund - Class I (0.3%) (a)	1,407	35,585
Emerging Markets Fixed Income 2.5%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (2.7%) (a)	1,303	14,850
International Equity 2.0%
JNL/Causeway International Value Select Fund - Class I (0.3%) (a)	298	5,902
JNL/WCM Focused International Equity Fund - Class I (0.4%) (a)	416	5,829
		11,731
Emerging Markets Equity 1.5%
JNL/GQG Emerging Markets Equity Fund - Class I (1.1%) (a)	622	8,954
Total Investment Companies (cost $581,051)		591,096
Total Investments 100.0% (cost $581,051)		591,096
Other Assets and Liabilities, Net (0.0)%		(12)
Total Net Assets 100.0%		591,084

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 46.0%
JNL Multi-Manager Mid Cap Fund - Class I (15.5%) (a)	12,417	239,038
JNL Multi-Manager Small Cap Growth Fund - Class I (2.6%) (a)	1,528	63,202
JNL Multi-Manager Small Cap Value Fund - Class I (4.8%) (a)	4,367	87,294
JNL Multi-Manager U.S. Select Equity Fund - Class I (31.5%) (a)	11,344	136,694
JNL/Baillie Gifford U.S. Equity Growth Fund - Class I (53.1%) (a)	8,771	50,696
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (4.4%) (a)	3,869	90,698
JNL/JPMorgan U.S. Value Fund - Class I (9.3%) (a)	9,303	153,589
JNL/Morningstar Wide Moat Index Fund - Class I (11.8%) (a)	13,054	165,270
JNL/T. Rowe Price Established Growth Fund - Class I (1.0%) (a)	1,326	98,599
JNL/T. Rowe Price Value Fund - Class I (3.3%) (a)	5,927	154,567
JNL/WMC Equity Income Fund - Class I (12.5%) (a)	8,710	151,643
		1,391,290
International Equity 16.1%
JNL Multi-Manager International Small Cap Fund - Class I (15.5%) (a)	9,675	106,904
JNL/Causeway International Value Select Fund - Class I (10.0%) (a)	9,688	191,829
JNL/WCM Focused International Equity Fund - Class I (12.3%) (a)	13,500	189,132
		487,865
	Shares	Value ($)
Domestic Fixed Income 15.1%
JNL/DoubleLine Core Fixed Income Fund - Class I (4.3%) (a)	9,826	136,183
JNL/DoubleLine Total Return Fund - Class I (6.3%) (a)	12,709	135,729
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (4.3%) (a)	5,518	67,923
JNL/Lord Abbett Short Duration Income Fund - Class I (9.7%) (a)	7,137	72,515
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (1.7%) (a)	1,242	15,093
JNL/T. Rowe Price U.S. High Yield Fund - Class I (7.5%) (a)	2,594	30,191
		457,634
Alternative 8.4%
Jackson Credit Opportunities Fund - Class I (21.7%) (a)	6,465	65,749
JNL Multi-Manager Alternative Fund - Class I (9.0%) (a)	7,528	90,189
JNL/Blackrock Global Natural Resources Fund - Class I (1.5%) (a)	1,154	15,171
JNL/First Sentier Global Infrastructure Fund - Class I (6.9%) (a)	3,027	53,128
JNL/Heitman U.S. Focused Real Estate Fund - Class I (14.2%) (a)	3,103	29,911
		254,148
Global Equity 8.1%
JNL/Harris Oakmark Global Equity Fund - Class I (16.1%) (a)	9,600	128,635
JNL/Loomis Sayles Global Growth Fund - Class I (16.2%) (a)	7,315	115,509
		244,144
Emerging Markets Equity 5.3%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (5.8%) (a)	6,349	53,781
JNL/GQG Emerging Markets Equity Fund - Class I (12.7%) (a)	7,415	106,703
		160,484
Emerging Markets Fixed Income 1.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (5.4%) (a)	2,650	30,208
Total Investment Companies (cost $2,736,033)		3,025,773
COMMON STOCKS 0.0%
Russian Federation 0.0%
Public Joint Stock Company Novolipetsk Metallurgical Works (b) (c) (d)	193	-
Public Joint Stock Society Inter RAO UES (b) (c) (d)	4,795	-
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel (b) (c) (d)	2	-
Publichnoe Aktsionernoe Obshchestvo "Severstal" (b) (c) (d)	27	-
Publichnoe Aktsionernoe Obshchestvo Fosagro (b) (c) (d)	-	-
Publichnoe Aktsionernoe Obshchestvo Fosagro (b) (c) (d)	18	-
Total Common Stocks (cost $2,242)		—
Total Investments 100.0% (cost $2,738,275)		3,025,773
Other Assets and Liabilities, Net (0.0)%		(203)
Total Net Assets 100.0%		3,025,570

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

(b)  Security acquired as part of a reorganization. Due to sanctions imposed, the security is unable to be traded. See Restricted Securities table following the Schedules of Investments.

(c)  Non-income producing security.

(d)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See “Fair Value Measurements” in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares	Value ($)
JNL Moderate Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 45.7%
JNL/DoubleLine Core Fixed Income Fund - Class I (4.7%) (a)	10,724	148,640
JNL/DoubleLine Total Return Fund - Class I (7.4%) (a)	14,909	159,222
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (11.0%) (a)	14,256	175,485
JNL/Lord Abbett Short Duration Income Fund - Class I (10.5%) (a)	7,721	78,445
JNL/PIMCO Income Fund - Class I (7.0%) (a)	9,253	105,668
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (7.2%) (a)	5,248	63,757
JNL/PIMCO Real Return Fund - Class I (2.9%) (a)	3,634	42,043
JNL/PPM America Total Return Fund - Class I (8.2%) (a)	10,788	137,977
JNL/T. Rowe Price U.S. High Yield Fund - Class I (14.5%) (a)	5,012	58,342
		969,579
Domestic Equity 21.2%
JNL Multi-Manager Mid Cap Fund - Class I (4.2%) (a)	3,341	64,320
JNL Multi-Manager Small Cap Growth Fund - Class I (0.9%) (a)	518	21,419
JNL Multi-Manager Small Cap Value Fund - Class I (2.4%) (a)	2,145	42,881
JNL Multi-Manager U.S. Select Equity Fund - Class I (13.4%) (a)	4,839	58,314
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (1.3%) (a)	1,135	26,614
JNL/JPMorgan U.S. Value Fund - Class I (3.9%) (a)	3,878	64,033
JNL/Morningstar Wide Moat Index Fund - Class I (5.3%) (a)	5,927	75,039
JNL/T. Rowe Price Established Growth Fund - Class I (0.3%) (a)	423	31,461
JNL/WMC Equity Income Fund - Class I (5.3%) (a)	3,688	64,212
		448,293
Alternative 12.8%
Jackson Credit Opportunities Fund - Class I (27.4%) (a)	8,170	83,089
JNL Multi-Manager Alternative Fund - Class I (9.4%) (a)	7,822	93,708
JNL/First Sentier Global Infrastructure Fund - Class I (6.2%) (a)	2,726	47,848
JNL/Heitman U.S. Focused Real Estate Fund - Class I (5.1%) (a)	1,109	10,687
JNL/JPMorgan Hedged Equity Fund - Class I (2.9%) (a)	1,794	25,796
JNL/Neuberger Berman Commodity Strategy Fund - Class I (8.2%) (a)	621	9,930
		271,058
Domestic Balanced 6.8%
JNL/T. Rowe Price Capital Appreciation Fund - Class I (1.1%) (a)	5,676	143,591
International Equity 5.2%
JNL Multi-Manager International Small Cap Fund - Class I (2.3%) (a)	1,461	16,140
JNL/Causeway International Value Select Fund - Class I (2.5%) (a)	2,392	47,363
JNL/WCM Focused International Equity Fund - Class I (3.1%) (a)	3,387	47,451
		110,954
Emerging Markets Equity 3.0%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (1.7%) (a)	1,874	15,872
JNL/GQG Emerging Markets Equity Fund - Class I (5.7%) (a)	3,344	48,117
		63,989
Global Equity 3.0%
JNL/Harris Oakmark Global Equity Fund - Class I (4.7%) (a)	2,794	37,441
JNL/Loomis Sayles Global Growth Fund - Class I (3.7%) (a)	1,678	26,496
		63,937
	Shares	Value ($)
Emerging Markets Fixed Income 2.3%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (8.6%) (a)	4,198	47,856
Total Investment Companies (cost $1,922,597)		2,119,257
Total Investments 100.0% (cost $1,922,597)		2,119,257
Other Assets and Liabilities, Net (0.0)%		(178)
Total Net Assets 100.0%		2,119,079

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Moderate Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 30.7%
JNL Multi-Manager Mid Cap Fund - Class I (12.5%) (a)	10,001	192,512
JNL Multi-Manager Small Cap Growth Fund - Class I (2.3%) (a)	1,398	57,826
JNL Multi-Manager Small Cap Value Fund - Class I (4.3%) (a)	3,866	77,284
JNL Multi-Manager U.S. Select Equity Fund - Class I (30.7%) (a)	11,072	133,422
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (3.2%) (a)	2,859	67,009
JNL/JPMorgan U.S. Value Fund - Class I (8.7%) (a)	8,698	143,601
JNL/Morningstar Wide Moat Index Fund - Class I (9.6%) (a)	10,664	135,002
JNL/T. Rowe Price Established Growth Fund - Class I (1.0%) (a)	1,267	94,205
JNL/T. Rowe Price Value Fund - Class I (2.9%) (a)	5,148	134,254
JNL/WMC Equity Income Fund - Class I (11.1%) (a)	7,721	134,417
		1,169,532
Domestic Fixed Income 29.2%
JNL/DoubleLine Core Fixed Income Fund - Class I (6.6%) (a)	15,111	209,441
JNL/DoubleLine Total Return Fund - Class I (9.7%) (a)	19,612	209,454
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (13.8%) (a)	17,829	219,479
JNL/Lord Abbett Short Duration Income Fund - Class I (17.5%) (a)	12,863	130,690
JNL/PIMCO Income Fund - Class I (5.0%) (a)	6,645	75,884
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (4.3%) (a)	3,149	38,266
JNL/PIMCO Real Return Fund - Class I (2.6%) (a)	3,256	37,672
JNL/PPM America Total Return Fund - Class I (8.0%) (a)	10,436	133,471
JNL/T. Rowe Price U.S. High Yield Fund - Class I (14.2%) (a)	4,907	57,116
		1,111,473
Alternative 14.0%
Jackson Credit Opportunities Fund - Class I (42.8%) (a)	12,755	129,718
JNL Multi-Manager Alternative Fund - Class I (16.8%) (a)	14,003	167,756
JNL/Blackrock Global Natural Resources Fund - Class I (2.7%) (a)	2,146	28,224
JNL/First Sentier Global Infrastructure Fund - Class I (9.9%) (a)	4,346	76,267
JNL/Heitman U.S. Focused Real Estate Fund - Class I (18.3%) (a)	4,013	38,690
JNL/JPMorgan Hedged Equity Fund - Class I (6.2%) (a)	3,858	55,480
JNL/Neuberger Berman Commodity Strategy Fund - Class I (14.6%) (a)	1,109	17,738
JNL/Westchester Capital Event Driven Fund - Class I (23.1%) (a)	1,469	18,539
		532,412
International Equity 10.8%
JNL Multi-Manager International Small Cap Fund - Class I (8.7%) (a)	5,411	59,792
JNL/Causeway International Value Select Fund - Class I (9.2%) (a)	8,886	175,943

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares	Value ($)
JNL/WCM Focused International Equity Fund - Class I (11.4%) (a)	12,545	175,757
		411,492
Domestic Balanced 6.1%
JNL/T. Rowe Price Capital Appreciation Fund - Class I (1.7%) (a)	9,211	233,030
Emerging Markets Equity 3.8%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (5.1%) (a)	5,605	47,477
JNL/GQG Emerging Markets Equity Fund - Class I (11.4%) (a)	6,684	96,191
		143,668
Global Equity 3.7%
JNL/Harris Oakmark Global Equity Fund - Class I (10.3%) (a)	6,174	82,728
JNL/Loomis Sayles Global Growth Fund - Class I (8.0%) (a)	3,624	57,216
		139,944
Emerging Markets Fixed Income 1.7%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (12.0%) (a)	5,865	66,860
Total Investment Companies (cost $3,279,919)		3,808,411
Total Investments 100.0% (cost $3,279,919)		3,808,411
Other Assets and Liabilities, Net (0.0)%		(271)
Total Net Assets 100.0%		3,808,140

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/American Funds Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 39.6%
American Funds American Mutual Fund - Class R-6	5,398	275,335
American Funds Insurance Series - Growth Fund - Class 1	3,028	301,125
American Funds Insurance Series - Washington Mutual Investors Fund - Class 1	7,593	434,557
American Funds Investment Company of America Fund - Class R-6	8,922	449,414
		1,460,431
Domestic Fixed Income 19.1%
American Funds Inflation Linked Bond Fund - Class R-6	5,698	52,195
American Funds Insurance Series - American Funds Mortgage Fund - Class 1 (a)	1,660	15,673
American Funds Insurance Series - American High-Income Trust - Class 1 (a)	8,151	72,868
American Funds Insurance Series - The Bond Fund of America - Class 1	26,208	250,024
American Funds Mortgage Fund - Class R-6	15,611	139,719
American Funds Strategic Bond Fund - Class R-6	18,855	175,348
		705,827
Global Equity 18.2%
American Funds Insurance Series - Global Growth Fund - Class 1	10,392	352,499
American Funds SMALLCAP World Fund - Class R-6	4,643	319,412
		671,911
International Equity 12.7%
American Funds EuroPacific Growth Fund - Class R-6	4,191	229,235
American Funds International Growth and Income Fund - Class R-6	6,671	239,156
		468,391
Emerging Markets Equity 9.4%
American Funds New World Fund - Class R-6	4,656	349,042
Emerging Markets Fixed Income 1.0%
American Funds Emerging Markets Bond Fund - Class R-6	4,566	36,709
Total Investment Companies (cost $3,760,576)		3,692,311
Total Investments 100.0% (cost $3,760,576)		3,692,311
Other Assets and Liabilities, Net (0.0)%		(1,266)
Total Net Assets 100.0%		3,691,045

Shares	Value ($)

(a)  Investment in affiliate.

JNL/American Funds Moderate Growth Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 37.5%
American Funds Inflation Linked Bond Fund - Class R-6	5,251	48,096
American Funds Insurance Series - American High-Income Trust - Class 1 (a)	8,362	74,758
American Funds Insurance Series - The Bond Fund of America - Class 1	44,166	421,345
American Funds Mortgage Fund - Class R-6	16,603	148,597
American Funds Strategic Bond Fund - Class R-6	26,135	243,058
		935,854
Domestic Equity 29.9%
American Funds American Mutual Fund - Class R-6	2,945	150,254
American Funds Insurance Series - Growth Fund - Class 1	1,330	132,262
American Funds Insurance Series - Washington Mutual Investors Fund - Class 1	3,944	225,720
American Funds Investment Company of America Fund - Class R-6	4,748	239,140
		747,376
Global Equity 13.7%
American Funds Insurance Series - Global Growth Fund - Class 1	4,815	163,324
American Funds SMALLCAP World Fund - Class R-6	2,585	177,853
		341,177
International Equity 9.8%
American Funds EuroPacific Growth Fund - Class R-6	2,303	125,971
American Funds International Growth and Income Fund - Class R-6	3,338	119,655
		245,626
Emerging Markets Equity 7.1%
American Funds New World Fund - Class R-6	2,349	176,072
Emerging Markets Fixed Income 2.0%
American Funds Emerging Markets Bond Fund - Class R-6 (a)	6,232	50,104
Total Investment Companies (cost $2,661,503)		2,496,209
Total Investments 100.0% (cost $2,661,503)		2,496,209
Other Assets and Liabilities, Net (0.0)%		(903)
Total Net Assets 100.0%		2,495,306

(a)  Investment in affiliate.

JNL/Goldman Sachs Managed Aggressive Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 64.3%
JNL Multi-Manager Mid Cap Fund - Class I (5.0%) (a)	4,012	77,222
JNL Multi-Manager Small Cap Growth Fund - Class I (0.9%) (a)	533	22,032
JNL Multi-Manager Small Cap Value Fund - Class I (2.5%) (a)	2,228	44,544
JNL/BlackRock Large Cap Select Growth Fund - Class I (4.3%) (a)	2,681	198,060
JNL/ClearBridge Large Cap Growth Fund - Class I (12.8%) (a)	9,323	208,918
JNL/Invesco Diversified Dividend Fund - Class I (12.7%) (a)	8,877	132,275
JNL/JPMorgan MidCap Growth Fund - Class I (1.6%) (a)	867	55,336
JNL/JPMorgan U.S. Value Fund - Class I (2.7%) (a)	2,660	43,918
JNL/Newton Equity Income Fund - Class I (1.7%) (a)	1,108	32,281
JNL/T. Rowe Price Established Growth Fund - Class I (1.9%) (a)	2,507	186,413
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (0.4%) (a)	284	22,164
JNL/T. Rowe Price Value Fund - Class I (5.4%) (a)	9,717	253,415
JNL/WMC Value Fund - Class I (9.2%) (a)	3,976	132,150
		1,408,728

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares	Value ($)
International Equity 15.6%
JNL/Causeway International Value Select Fund - Class I (6.9%) (a)	6,696	132,573
JNL/Lazard International Strategic Equity Fund - Class I (15.6%) (a)	5,001	77,459
JNL/WCM Focused International Equity Fund - Class I (5.7%) (a)	6,274	87,906
JNL/William Blair International Leaders Fund - Class I (5.0%) (a)	3,679	43,781
		341,719
Domestic Fixed Income 6.9%
JNL/DoubleLine Total Return Fund - Class I (2.5%) (a)	5,040	53,826
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (1.3%) (a)	1,504	20,928
JNL/PPM America High Yield Bond Fund - Class I (1.3%) (a)	1,178	21,571
JNL/PPM America Total Return Fund - Class I (3.2%) (a)	4,237	54,190
		150,515
Global Equity 4.0%
JNL/Invesco Global Growth Fund - Class I (5.2%) (a)	3,394	88,694
Alternative 3.8%
JNL Multi-Manager Alternative Fund - Class I (6.4%) (a)	5,291	63,383
JNL/Blackrock Global Natural Resources Fund - Class I (1.0%) (a)	796	10,469
JNL/Neuberger Berman Commodity Strategy Fund - Class I (7.5%) (a)	565	9,030
		82,882
Emerging Markets Equity 2.5%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (3.5%) (a)	3,873	32,801
JNL/GQG Emerging Markets Equity Fund - Class I (2.6%) (a)	1,539	22,143
		54,944
Emerging Markets Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (7.8%) (a)	3,806	43,390
Money Market 0.9%
JNL/WMC Government Money Market Fund - Class I (0.7%) (a)	20,426	20,426
Total Investment Companies (cost $1,690,581)		2,191,298
Total Investments 100.0% (cost $1,690,581)		2,191,298
Other Assets and Liabilities, Net (0.0)%		(478)
Total Net Assets 100.0%		2,190,820

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Goldman Sachs Managed Conservative Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 73.0%
JNL/DoubleLine Core Fixed Income Fund - Class I (2.7%) (a)	6,256	86,705
JNL/DoubleLine Total Return Fund - Class I (4.9%) (a)	9,963	106,406
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (3.5%) (a)	4,486	55,217
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (5.3%) (a)	6,234	86,711
JNL/PIMCO Income Fund - Class I (4.4%) (a)	5,868	67,013
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (4.4%) (a)	3,243	39,406
JNL/PIMCO Real Return Fund - Class I (2.2%) (a)	2,720	31,477
JNL/PPM America High Yield Bond Fund - Class I (0.2%) (a)	215	3,944
JNL/PPM America Total Return Fund - Class I (5.6%) (a)	7,396	94,593
JNL/T. Rowe Price U.S. High Yield Fund - Class I (1.0%) (a)	339	3,943
		575,415
	Shares	Value ($)
Domestic Equity 13.0%
JNL Multi-Manager Mid Cap Fund - Class I (0.5%) (a)	409	7,874
JNL Multi-Manager Small Cap Growth Fund - Class I (0.3%) (a)	189	7,813
JNL/BlackRock Large Cap Select Growth Fund - Class I (0.3%) (a)	160	11,815
JNL/ClearBridge Large Cap Growth Fund - Class I (0.5%) (a)	352	7,879
JNL/DFA U.S. Core Equity Fund - Class I (1.4%) (a)	753	19,685
JNL/Invesco Diversified Dividend Fund - Class I (1.5%) (a)	1,058	15,771
JNL/JPMorgan MidCap Growth Fund - Class I (0.2%) (a)	123	7,868
JNL/T. Rowe Price Established Growth Fund - Class I (0.1%) (a)	106	7,878
JNL/T. Rowe Price Value Fund - Class I (0.3%) (a)	604	15,766
		102,349
Global Fixed Income 4.0%
JNL/Neuberger Berman Strategic Income Fund - Class I (4.4%) (a)	2,551	31,559
Alternative 4.0%
JNL Multi-Manager Alternative Fund - Class I (2.4%) (a)	1,972	23,627
JNL/Blackrock Global Natural Resources Fund - Class I (0.7%) (a)	591	7,769
		31,396
Emerging Markets Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (2.8%) (a)	1,385	15,786
International Equity 2.0%
JNL/Causeway International Value Select Fund - Class I (0.6%) (a)	598	11,833
JNL/Lazard International Strategic Equity Fund - Class I (0.8%) (a)	255	3,944
		15,777
Emerging Markets Equity 1.0%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (0.8%) (a)	933	7,902
Money Market 1.0%
JNL/WMC Government Money Market Fund - Class I (0.3%) (a)	7,617	7,617
Total Investment Companies (cost $753,103)		787,801
Total Investments 100.0% (cost $753,103)		787,801
Other Assets and Liabilities, Net (0.0)%		(240)
Total Net Assets 100.0%		787,561

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Goldman Sachs Managed Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 59.4%
JNL Multi-Manager Mid Cap Fund - Class I (10.0%) (a)	8,002	154,038
JNL Multi-Manager Small Cap Growth Fund - Class I (1.8%) (a)	1,065	44,044
JNL Multi-Manager Small Cap Value Fund - Class I (4.9%) (a)	4,425	88,448
JNL/BlackRock Large Cap Select Growth Fund - Class I (7.2%) (a)	4,445	328,361
JNL/ClearBridge Large Cap Growth Fund - Class I (22.9%) (a)	16,602	372,053
JNL/Invesco Diversified Dividend Fund - Class I (25.3%) (a)	17,684	263,493
JNL/JPMorgan MidCap Growth Fund - Class I (3.3%) (a)	1,725	110,065
JNL/JPMorgan U.S. Value Fund - Class I (5.3%) (a)	5,305	87,592
JNL/Newton Equity Income Fund - Class I (2.2%) (a)	1,476	43,021
JNL/T. Rowe Price Established Growth Fund - Class I (3.8%) (a)	4,992	371,138
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (0.8%) (a)	566	44,093
JNL/T. Rowe Price Value Fund - Class I (9.3%) (a)	16,828	438,861

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares	Value ($)
JNL/WMC Value Fund - Class I (16.8%) (a)	7,259	241,286
		2,586,493
Domestic Fixed Income 16.8%
JNL/DoubleLine Core Fixed Income Fund - Class I (3.4%) (a)	7,799	108,095
JNL/DoubleLine Total Return Fund - Class I (9.0%) (a)	18,175	194,109
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (5.1%) (a)	6,108	84,962
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (4.9%) (a)	3,581	43,510
JNL/PIMCO Real Return Fund - Class I (4.4%) (a)	5,425	62,771
JNL/PPM America High Yield Bond Fund - Class I (3.9%) (a)	3,533	64,686
JNL/PPM America Total Return Fund - Class I (10.4%) (a)	13,573	173,599
		731,732
International Equity 12.6%
JNL/Causeway International Value Select Fund - Class I (11.5%) (a)	11,103	219,835
JNL/Lazard International Strategic Equity Fund - Class I (26.5%) (a)	8,528	132,102
JNL/WCM Focused International Equity Fund - Class I (7.1%) (a)	7,818	109,537
JNL/William Blair International Leaders Fund - Class I (10.1%) (a)	7,406	88,131
		549,605
Alternative 3.8%
JNL Multi-Manager Alternative Fund - Class I (12.7%) (a)	10,576	126,702
JNL/Blackrock Global Natural Resources Fund - Class I (1.9%) (a)	1,539	20,243
JNL/Neuberger Berman Commodity Strategy Fund - Class I (14.0%) (a)	1,063	16,992
		163,937
Global Equity 2.5%
JNL/Invesco Global Growth Fund - Class I (6.4%) (a)	4,214	110,120
Emerging Markets Equity 2.0%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (4.7%) (a)	5,188	43,944
JNL/GQG Emerging Markets Equity Fund - Class I (5.2%) (a)	3,063	44,077
		88,021
Emerging Markets Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (15.6%) (a)	7,634	87,028
Money Market 0.9%
JNL/WMC Government Money Market Fund - Class I (1.4%) (a)	40,503	40,503
Total Investment Companies (cost $3,439,317)		4,357,439
Total Investments 100.0% (cost $3,439,317)		4,357,439
Other Assets and Liabilities, Net (0.0)%		(997)
Total Net Assets 100.0%		4,356,442

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Goldman Sachs Managed Moderate Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 55.1%
JNL/DoubleLine Core Fixed Income Fund - Class I (4.5%) (a)	10,344	143,372
JNL/DoubleLine Total Return Fund - Class I (8.8%) (a)	17,895	191,122
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (4.8%) (a)	6,217	76,534
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (9.8%) (a)	11,679	162,451
JNL/PIMCO Income Fund - Class I (8.2%) (a)	10,879	124,236
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (8.6%) (a)	6,294	76,471
JNL/PIMCO Real Return Fund - Class I (4.0%) (a)	4,893	56,609
JNL/PPM America High Yield Bond Fund - Class I (1.8%) (a)	1,568	28,701
	Shares	Value ($)
JNL/PPM America Total Return Fund - Class I (10.3%) (a)	13,456	172,101
JNL/T. Rowe Price U.S. High Yield Fund - Class I (4.8%) (a)	1,642	19,108
		1,050,705
Domestic Equity 28.0%
JNL Multi-Manager Mid Cap Fund - Class I (2.5%) (a)	1,987	38,243
JNL Multi-Manager Small Cap Growth Fund - Class I (0.8%) (a)	461	19,049
JNL Multi-Manager Small Cap Value Fund - Class I (1.1%) (a)	956	19,103
JNL/BlackRock Large Cap Select Growth Fund - Class I (1.0%) (a)	646	47,738
JNL/ClearBridge Large Cap Growth Fund - Class I (4.1%) (a)	2,983	66,858
JNL/DFA U.S. Core Equity Fund - Class I (3.3%) (a)	1,826	47,759
JNL/Invesco Diversified Dividend Fund - Class I (6.4%) (a)	4,502	67,076
JNL/JPMorgan MidCap Growth Fund - Class I (0.6%) (a)	299	19,106
JNL/T. Rowe Price Established Growth Fund - Class I (0.8%) (a)	1,027	76,375
JNL/T. Rowe Price Value Fund - Class I (2.2%) (a)	4,038	105,317
JNL/WMC Value Fund - Class I (2.0%) (a)	864	28,725
		535,349
International Equity 6.5%
JNL/Causeway International Value Select Fund - Class I (2.5%) (a)	2,425	48,004
JNL/Lazard International Strategic Equity Fund - Class I (9.6%) (a)	3,099	48,009
JNL/WCM Focused International Equity Fund - Class I (0.6%) (a)	682	9,558
JNL/William Blair International Leaders Fund - Class I (2.2%) (a)	1,613	19,195
		124,766
Alternative 3.9%
JNL Multi-Manager Alternative Fund - Class I (5.7%) (a)	4,733	56,701
JNL/Blackrock Global Natural Resources Fund - Class I (0.9%) (a)	699	9,185
JNL/Neuberger Berman Commodity Strategy Fund - Class I (7.1%) (a)	539	8,620
		74,506
Emerging Markets Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (6.9%) (a)	3,361	38,317
Global Fixed Income 2.0%
JNL/Neuberger Berman Strategic Income Fund - Class I (5.4%) (a)	3,093	38,263
Emerging Markets Equity 1.5%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (2.1%) (a)	2,278	19,296
JNL/GQG Emerging Markets Equity Fund - Class I (1.1%) (a)	667	9,598
		28,894
Money Market 1.0%
JNL/WMC Government Money Market Fund - Class I (0.6%) (a)	18,182	18,182
Total Investment Companies (cost $1,725,240)		1,908,982
Total Investments 100.0% (cost $1,725,240)		1,908,982
Other Assets and Liabilities, Net (0.0)%		(516)
Total Net Assets 100.0%		1,908,466

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/Goldman Sachs Managed Moderate Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 43.7%
JNL Multi-Manager Mid Cap Fund - Class I (8.0%) (a)	6,429	123,758
JNL Multi-Manager Small Cap Growth Fund - Class I (1.7%) (a)	997	41,208
JNL Multi-Manager Small Cap Value Fund - Class I (2.3%) (a)	2,070	41,381

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares	Value ($)
JNL/BlackRock Large Cap Select Growth Fund - Class I (3.6%) (a)	2,224	164,286
JNL/ClearBridge Large Cap Growth Fund - Class I (16.4%) (a)	11,911	266,933
JNL/Invesco Diversified Dividend Fund - Class I (15.8%) (a)	11,068	164,915
JNL/JPMorgan MidCap Growth Fund - Class I (2.4%) (a)	1,292	82,458
JNL/JPMorgan U.S. Value Fund - Class I (3.7%) (a)	3,737	61,698
JNL/Newton Equity Income Fund - Class I (2.1%) (a)	1,398	40,752
JNL/T. Rowe Price Established Growth Fund - Class I (2.9%) (a)	3,861	287,050
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I (0.7%) (a)	530	41,294
JNL/T. Rowe Price Value Fund - Class I (6.1%) (a)	11,058	288,401
JNL/WMC Value Fund - Class I (12.9%) (a)	5,578	185,417
		1,789,551
Domestic Fixed Income 36.9%
JNL/DoubleLine Core Fixed Income Fund - Class I (6.4%) (a)	14,769	204,694
JNL/DoubleLine Total Return Fund - Class I (12.3%) (a)	24,877	265,687
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I (6.4%) (a)	8,332	102,565
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I (17.3%) (a)	20,481	284,895
JNL/PIMCO Income Fund - Class I (9.4%) (a)	12,495	142,691
JNL/PIMCO Investment Grade Credit Bond Fund - Class I (9.2%) (a)	6,752	82,032
JNL/PIMCO Real Return Fund - Class I (7.0%) (a)	8,653	100,112
JNL/PPM America High Yield Bond Fund - Class I (3.7%) (a)	3,350	61,340
JNL/PPM America Total Return Fund - Class I (14.7%) (a)	19,232	245,981
JNL/T. Rowe Price U.S. High Yield Fund - Class I (5.1%) (a)	1,750	20,375
		1,510,372
International Equity 9.6%
JNL/Causeway International Value Select Fund - Class I (7.5%) (a)	7,301	144,557
JNL/Lazard International Strategic Equity Fund - Class I (20.8%) (a)	6,674	103,385
JNL/WCM Focused International Equity Fund - Class I (6.7%) (a)	7,338	102,804
JNL/William Blair International Leaders Fund - Class I (4.7%) (a)	3,476	41,360
		392,106
Alternative 3.8%
JNL Multi-Manager Alternative Fund - Class I (12.1%) (a)	10,042	120,299
JNL/Blackrock Global Natural Resources Fund - Class I (1.9%) (a)	1,495	19,654
JNL/Neuberger Berman Commodity Strategy Fund - Class I (14.1%) (a)	1,070	17,106
		157,059
Emerging Markets Equity 2.0%
JNL Multi-Manager Emerging Markets Equity Fund - Class I (4.4%) (a)	4,892	41,439
JNL/GQG Emerging Markets Equity Fund - Class I (4.9%) (a)	2,872	41,331
		82,770
Emerging Markets Fixed Income 2.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (14.8%) (a)	7,211	82,211
Global Equity 1.0%
JNL/Invesco Global Growth Fund - Class I (2.4%) (a)	1,581	41,309
Money Market 1.0%
JNL/WMC Government Money Market Fund - Class I (1.3%) (a)	38,545	38,545
Total Investment Companies (cost $3,469,108)		4,093,923
Total Investments 100.0% (cost $3,469,108)		4,093,923
Other Assets and Liabilities, Net (0.0)%		(1,019)
Total Net Assets 100.0%		4,092,904

Shares	Value ($)

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2023 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL iShares Tactical Growth Fund
INVESTMENT COMPANIES 99.3%
Domestic Equity 54.8%
iShares Cohen & Steers REIT ETF (a)	55	3,210
iShares Core Dividend Growth ETF (a)	446	24,031
iShares Core S&P 500 ETF	70	33,505
iShares Core S&P Mid-Cap ETF	117	32,536
iShares Core S&P Small Cap ETF	152	16,415
iShares Morningstar Value ETF	386	27,251
iShares MSCI USA Quality Factor ETF	124	18,248
iShares U.S. Technology ETF	115	14,175
VanEck Morningstar Wide Moat ETF (a)	160	13,576
		182,947
Domestic Fixed Income 21.0%
BlackRock Ultra Short-Term Bond ETF	119	6,001
iShares 0-5 Year High Yield Corporate Bond ETF (a)	128	5,424
iShares 20+ Year Treasury Bond ETF	40	3,916
iShares 5-10 Year Investment Grade Corporate Bond ETF	142	7,404
iShares Core U.S. Aggregate Bond ETF	283	28,098
iShares MBS ETF	206	19,343
		70,186
International Equity 12.1%
iShares MSCI EAFE Value ETF	320	16,646
iShares MSCI Intl Quality Factor ETF (a)	634	23,806
		40,452
Global Equity 5.7%
iShares Global Healthcare ETF (a)	220	19,122
Emerging Markets Equity 5.7%
iShares Core MSCI Emerging Markets ETF	377	19,054
Total Investment Companies (cost $291,869)		331,761
SHORT TERM INVESTMENTS 5.7%
Securities Lending Collateral 4.8%
JNL Government Money Market Fund - Class SL, 5.32% (b) (c)	16,103	16,103
Investment Companies 0.9%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	2,751	2,751
Total Short Term Investments (cost $18,854)		18,854
Total Investments 105.0% (cost $310,723)		350,615
Other Assets and Liabilities, Net (5.0)%		(16,602)
Total Net Assets 100.0%		334,013
(a)  All or a portion of the security was on loan as of December 31, 2023.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL iShares Tactical Moderate Fund
INVESTMENT COMPANIES 98.8%
Domestic Fixed Income 58.4%
BlackRock Ultra Short-Term Bond ETF	122	6,162
iShares 0-5 Year High Yield Corporate Bond ETF (a)	272	11,474
iShares 0-5 Year TIPS Bond ETF (a)	72	7,086
iShares 20+ Year Treasury Bond ETF	59	5,816
iShares 5-10 Year Investment Grade Corporate Bond ETF	313	16,289
iShares Core U.S. Aggregate Bond ETF	423	41,942
iShares MBS ETF	318	29,923
		118,692
Domestic Equity 26.3%
iShares Core Dividend Growth ETF	150	8,078
iShares Core S&P 500 ETF	14	6,948
iShares Core S&P Mid-Cap ETF	37	10,159
iShares Core S&P Small Cap ETF	47	5,088
iShares Morningstar Value ETF	95	6,750
iShares MSCI USA Quality Factor ETF	39	5,808

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares	Value ($)
iShares U.S. Technology ETF	41	4,995
VanEck Morningstar Wide Moat ETF	68	5,775
		53,601
International Equity 7.5%
iShares MSCI EAFE Value ETF	100	5,193
iShares MSCI Intl Quality Factor ETF	266	9,995
		15,188
Global Equity 3.6%
iShares Global Healthcare ETF (a)	84	7,258
Emerging Markets Equity 3.0%
iShares Core MSCI Emerging Markets ETF	122	6,161
Total Investment Companies (cost $198,769)		200,900
SHORT TERM INVESTMENTS 7.1%
Securities Lending Collateral 5.9%
JNL Government Money Market Fund - Class SL, 5.32% (b) (c)	11,915	11,915
Investment Companies 1.2%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	2,473	2,473
Total Short Term Investments (cost $14,388)		14,388
Total Investments 105.9% (cost $213,157)		215,288
Other Assets and Liabilities, Net (5.9)%		(12,023)
Total Net Assets 100.0%		203,265

(a)  All or a portion of the security was on loan as of December 31, 2023.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL iShares Tactical Moderate Growth Fund
INVESTMENT COMPANIES 99.0%
Domestic Equity 40.5%
iShares Cohen & Steers REIT ETF (a)	38	2,222
iShares Core Dividend Growth ETF	340	18,303
iShares Core S&P 500 ETF	51	24,163
iShares Core S&P Mid-Cap ETF	81	22,325
iShares Core S&P Small Cap ETF	112	12,063
iShares Morningstar Value ETF (a)	243	17,171
iShares MSCI USA Quality Factor ETF	87	12,771
iShares U.S. Technology ETF	87	10,724
VanEck Morningstar Wide Moat ETF	137	11,639
		131,381
Domestic Fixed Income 39.7%
BlackRock Ultra Short-Term Bond ETF	149	7,507
iShares 0-5 Year High Yield Corporate Bond ETF (a)	294	12,394
iShares 0-5 Year TIPS Bond ETF	67	6,581
iShares 20+ Year Treasury Bond ETF	62	6,146
iShares 5-10 Year Investment Grade Corporate Bond ETF	313	16,281
iShares Core U.S. Aggregate Bond ETF	457	45,384
iShares MBS ETF	369	34,746
		129,039
International Equity 10.5%
iShares MSCI EAFE Value ETF	269	13,990
iShares MSCI Intl Quality Factor ETF	532	19,993
		33,983
Global Equity 4.8%
iShares Global Healthcare ETF (a)	180	15,613
Emerging Markets Equity 3.5%
iShares Core MSCI Emerging Markets ETF	227	11,492
Total Investment Companies (cost $295,695)		321,508
SHORT TERM INVESTMENTS 5.2%
Securities Lending Collateral 4.2%
JNL Government Money Market Fund - Class SL, 5.32% (b) (c)	13,771	13,771
	Shares	Value ($)
Investment Companies 1.0%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	3,119	3,119
Total Short Term Investments (cost $16,890)		16,890
Total Investments 104.2% (cost $312,585)		338,398
Other Assets and Liabilities, Net (4.2)%		(13,585)
Total Net Assets 100.0%		324,813

(a)  All or a portion of the security was on loan as of December 31, 2023.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Vanguard Growth ETF Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 49.5%
Vanguard Dividend Appreciation ETF	942	160,537
Vanguard Growth ETF	339	105,282
Vanguard Mid-Cap ETF	608	141,489
Vanguard Real Estate ETF (a)	551	48,703
Vanguard Small-Cap ETF	568	121,092
Vanguard Total Stock Market ETF (a)	1,016	240,970
Vanguard Value ETF (a)	1,359	203,202
		1,021,275
International Equity 23.2%
Vanguard FTSE All-World ex-US Small-Cap Index ETF (a)	349	40,158
Vanguard FTSE Developed Markets ETF	9,136	437,643
		477,801
Domestic Fixed Income 16.8%
Vanguard Intermediate-Term Corporate Bond ETF	180	14,672
Vanguard Intermediate-Term Treasury ETF (a)	648	38,419
Vanguard Long-Term Treasury ETF (a)	367	22,564
Vanguard Mortgage-Backed Securities ETF (a)	1,850	85,769
Vanguard Short-Term Corporate Bond ETF	764	59,123
Vanguard Short-Term Inflation-Protected Securities ETF	620	29,448
Vanguard Total Bond Market ETF	1,309	96,257
		346,252
Emerging Markets Equity 8.4%
Vanguard FTSE Emerging Markets ETF	4,199	172,568
Emerging Markets Fixed Income 2.1%
Vanguard Emerging Markets Government Bond ETF	684	43,622
Total Investment Companies (cost $2,078,033)		2,061,518
SHORT TERM INVESTMENTS 2.6%
Securities Lending Collateral 2.5%
JNL Government Money Market Fund - Class SL, 5.32% (b) (c)	51,939	51,939
Investment Companies 0.1%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	833	833
Total Short Term Investments (cost $52,772)		52,772
Total Investments 102.6% (cost $2,130,805)		2,114,290
Other Assets and Liabilities, Net (2.6)%		(53,078)
Total Net Assets 100.0%		2,061,212

(a)  All or a portion of the security was on loan as of December 31, 2023.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Vanguard Moderate ETF Allocation Fund
INVESTMENT COMPANIES 100.0%
Domestic Fixed Income 52.8%
Vanguard Intermediate-Term Corporate Bond ETF	134	10,869
Vanguard Intermediate-Term Treasury ETF (a)	540	32,020
Vanguard Long-Term Treasury ETF (a)	285	17,552
Vanguard Mortgage-Backed Securities ETF (a)	1,597	74,053
Vanguard Short-Term Corporate Bond ETF	707	54,707
Vanguard Short-Term Inflation-Protected Securities ETF (a)	344	16,321

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares	Value ($)
Vanguard Total Bond Market ETF	1,198	88,154
		293,676
Domestic Equity 26.7%
Vanguard Dividend Appreciation ETF	183	31,186
Vanguard Growth ETF	53	16,427
Vanguard Mid-Cap ETF (a)	69	15,997
Vanguard Real Estate ETF (a)	61	5,389
Vanguard Small-Cap ETF (a)	48	10,238
Vanguard Total Stock Market ETF (a)	215	50,952
Vanguard Value ETF	123	18,328
		148,517
International Equity 12.2%
Vanguard FTSE All-World ex-US Small-Cap Index ETF	48	5,554
Vanguard FTSE Developed Markets ETF	1,297	62,140
		67,694
Emerging Markets Fixed Income 4.8%
Vanguard Emerging Markets Government Bond ETF	422	26,926
Emerging Markets Equity 3.5%
Vanguard FTSE Emerging Markets ETF	472	19,415
Total Investment Companies (cost $559,729)		556,228
SHORT TERM INVESTMENTS 3.3%
Securities Lending Collateral 3.2%
JNL Government Money Market Fund - Class SL, 5.32% (b) (c)	18,036	18,036
Investment Companies 0.1%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	542	542
Total Short Term Investments (cost $18,578)		18,578
Total Investments 103.3% (cost $578,307)		574,806
Other Assets and Liabilities, Net (3.3)%		(18,315)
Total Net Assets 100.0%		556,491

(a)  All or a portion of the security was on loan as of December 31, 2023.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Vanguard Moderate Growth ETF Allocation Fund
INVESTMENT COMPANIES 99.9%
Domestic Equity 38.1%
Vanguard Dividend Appreciation ETF (a)	346	58,893
Vanguard Growth ETF	116	36,191
Vanguard Mid-Cap ETF	227	52,867
Vanguard Real Estate ETF (a)	202	17,814
Vanguard Small-Cap ETF	124	26,569
Vanguard Total Stock Market ETF (a)	444	105,238
Vanguard Value ETF	390	58,238
		355,810
Domestic Fixed Income 34.0%
Vanguard Intermediate-Term Corporate Bond ETF	138	11,208
Vanguard Intermediate-Term Treasury ETF (a)	595	35,273
Vanguard Long-Term Treasury ETF	269	16,548
Vanguard Mortgage-Backed Securities ETF (a)	1,744	80,846
Vanguard Short-Term Corporate Bond ETF	759	58,757
Vanguard Short-Term Inflation-Protected Securities ETF	379	17,998
Vanguard Total Bond Market ETF	1,320	97,108
		317,738
International Equity 18.0%
Vanguard FTSE All-World ex-US Small-Cap Index ETF	120	13,792
Vanguard FTSE Developed Markets ETF (a)	3,215	154,016
		167,808
Emerging Markets Equity 6.0%
Vanguard FTSE Emerging Markets ETF	1,353	55,607
Emerging Markets Fixed Income 3.8%
Vanguard Emerging Markets Government Bond ETF	558	35,593
Total Investment Companies (cost $909,940)		932,556
	Shares	Value ($)
SHORT TERM INVESTMENTS 5.2%
Securities Lending Collateral 5.1%
JNL Government Money Market Fund - Class SL, 5.32% (b) (c)	47,373	47,373
Investment Companies 0.1%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	976	976
Total Short Term Investments (cost $48,349)		48,349
Total Investments 105.1% (cost $958,289)		980,905
Other Assets and Liabilities, Net (5.1)%		(47,808)
Total Net Assets 100.0%		933,097

(a)  All or a portion of the security was on loan as of December 31, 2023.

(b)  Investment in affiliate.

(c)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Long Term Investments in Affiliates

The Funds of Funds, except for JNL/American Funds Funds of Funds, JNL iShares Tactical Funds and JNL/Vanguard ETF Allocation Funds, invested solely in shares of other affiliated Funds advised by Jackson National Asset Management, LLC. The JNL/American Funds Funds of Funds may invest in underlying funds that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended (“1940 Act”), an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities. Based on each Fund’s relative ownership for all or some portion of the year ended December 31, 2023, certain Funds of Funds may be deemed an affiliated person thereof under the 1940 Act. JNL/American Funds Feeder Funds and JNL Mellon Feeder Funds invest primarily all of their investable assets in the respective Master Fund. Due to their ownership of more than 5% of the shares of the Master Fund, certain Feeder Funds may be deemed an affiliated person thereof under the 1940 Act. The following table details each Fund's long term investments in affiliates held during the year ended December 31, 2023.

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/American Funds Balanced Fund
American Funds Insurance Series - Asset Allocation Fund - Class 1	2,522,526	243,903	117,238	166,781	(742)	198,777	2,847,226	100.0
	2,522,526	243,903	117,238	166,781	(742)	198,777	2,847,226	100.0
JNL/American Funds Capital Income Builder Fund
American Funds Insurance Series - Capital Income Builder Fund - Class 1	351,345	40,522	22,697	11,688	2,222	19,281	390,673	100.0
	351,345	40,522	22,697	11,688	2,222	19,281	390,673	100.0
JNL/American Funds Capital World Bond Fund
American Funds Insurance Series - Capital World Bond Fund - Class 1	354,784	9,171	39,327	—	(9,098)	30,156	345,686	100.0
	354,784	9,171	39,327	—	(9,098)	30,156	345,686	100.0
JNL/American Funds Global Growth Fund
American Funds Insurance Series - Global Growth Fund - Class 1	722,368	147,133	41,784	71,233	498	95,816	924,031	100.0
	722,368	147,133	41,784	71,233	498	95,816	924,031	100.0
JNL/American Funds Global Small Capitalization Fund
American Funds Insurance Series - Global Small Capitalization Fund - Class 1	616,107	31,990	60,298	11,097	(32,357)	119,459	674,901	100.0
	616,107	31,990	60,298	11,097	(32,357)	119,459	674,901	100.0
JNL/American Funds Growth Fund
American Funds Insurance Series - Growth Fund - Class 1	3,371,617	695,567	85,955	260,675	7,873	1,102,651	5,091,753	100.0
	3,371,617	695,567	85,955	260,675	7,873	1,102,651	5,091,753	100.0
JNL/American Funds Growth-Income Fund
American Funds Insurance Series - Growth-Income Fund - Class 1	8,552,255	693,664	490,663	633,548	31,382	1,539,779	10,326,417	100.0
	8,552,255	693,664	490,663	633,548	31,382	1,539,779	10,326,417	100.0
JNL/American Funds International Fund
American Funds Insurance Series - International Fund - Class 1	1,370,167	34,477	141,624	21,817	(26,943)	217,257	1,453,334	100.0
	1,370,167	34,477	141,624	21,817	(26,943)	217,257	1,453,334	100.0
JNL/American Funds New World Fund
American Funds Insurance Series - New World Fund - Class 1	1,311,314	47,725	112,664	23,222	(262)	184,633	1,430,746	100.0
	1,311,314	47,725	112,664	23,222	(262)	184,633	1,430,746	100.0
JNL/American Funds Washington Mutual Investors Fund
American Funds Insurance Series - Washington Mutual Investors Fund - Class 1	3,494,114	122,806	330,408	105,662	(27,286)	501,925	3,761,151	100.0
	3,494,114	122,806	330,408	105,662	(27,286)	501,925	3,761,151	100.0
JNL/Mellon Bond Index Fund
JNL Bond Index Fund - Class I	1,016,662	38,592	78,159	—	(9,984)	63,717	1,030,828	100.0
	1,016,662	38,592	78,159	—	(9,984)	63,717	1,030,828	100.0
JNL/Mellon Emerging Markets Index Fund
JNL Emerging Markets Index Fund - Class I	817,504	42,491	94,362	—	(26,427)	103,399	842,605	100.0
	817,504	42,491	94,362	—	(26,427)	103,399	842,605	100.0
JNL/Mellon International Index Fund
JNL International Index Fund - Class I	2,126,846	115,211	240,675	63,298	(19,323)	317,188	2,299,247	100.0
	2,126,846	115,211	240,675	63,298	(19,323)	317,188	2,299,247	100.0
JNL/Mellon S&P 400 MidCap Index Fund
JNL Mid Cap Index Fund - Class I	3,066,561	73,424	257,818	—	(10,661)	493,666	3,365,172	100.0
	3,066,561	73,424	257,818	—	(10,661)	493,666	3,365,172	100.0

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Mellon Small Cap Index Fund
JNL Small Cap Index Fund - Class I	2,331,437	83,598	172,759	—	(16,576)	380,779	2,606,479	100.0
	2,331,437	83,598	172,759	—	(16,576)	380,779	2,606,479	100.0
JNL Aggressive Growth Allocation Fund
JNL Multi-Manager Alternative Fund - Class I	20,180	212	8,186	—	1,131	1,061	14,398	1.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	31,563	2,601	2,767	565	211	2,407	34,015	2.3
JNL Multi-Manager International Small Cap Fund - Class I	49,951	12,377	6,837	1,600	135	9,083	64,709	4.4
JNL Multi-Manager Mid Cap Fund - Class I	121,354	3,620	5,357	—	1,981	13,283	134,881	9.3
JNL Multi-Manager Small Cap Growth Fund - Class I	29,415	7,429	1,863	—	347	4,652	39,980	2.7
JNL Multi-Manager Small Cap Value Fund - Class I	40,313	5,782	3,880	—	1,229	7,380	50,824	3.5
JNL Multi-Manager U.S. Select Equity Fund - Class I	68,573	23,000	9,188	—	870	15,546	98,801	6.8
JNL/Baillie Gifford U.S. Equity Growth Fund - Class I	24,580	5,045	4,632	—	(4,265)	15,307	36,035	2.5
JNL/Blackrock Global Natural Resources Fund - Class I	17,269	5,302	22,243	—	60	(388)	—	—
JNL/Causeway International Value Select Fund - Class I	84,324	10,242	19,934	1,483	1,398	19,309	95,339	6.5
JNL/DoubleLine Core Fixed Income Fund - Class I	—	56,533	3,776	—	(120)	1,375	54,012	3.7
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	51,916	2,407	6,409	—	2,172	11,758	61,844	4.2
JNL/DoubleLine Total Return Fund - Class I	47,437	3,564	52,637	—	(1,675)	3,311	—	—
JNL/First Sentier Global Infrastructure Fund - Class I	41,313	783	43,029	—	9,294	(8,361)	—	—
JNL/GQG Emerging Markets Equity Fund - Class I	52,789	16,354	9,601	—	2,063	13,306	74,911	5.1
JNL/Harris Oakmark Global Equity Fund - Class I	75,129	10,253	9,062	2,185	646	11,960	88,926	6.1
JNL/Heitman U.S. Focused Real Estate Fund - Class I	20,329	3,835	3,924	453	532	803	21,575	1.5
JNL/JPMorgan U.S. Value Fund - Class I	81,187	10,133	11,171	—	4,502	2,858	87,509	6.0
JNL/Loomis Sayles Global Growth Fund - Class I	58,269	11,738	14,162	2,387	4,197	13,060	73,102	5.0
JNL/Lord Abbett Short Duration Income Fund - Class I	34,030	1,576	29,182	541	160	603	7,187	0.5
JNL/Morningstar Wide Moat Index Fund - Class I	78,088	15,701	11,183	4,503	1,873	17,369	101,848	7.0
JNL/Neuberger Berman Commodity Strategy Fund - Class I	27,376	602	27,194	—	(2,416)	1,632	—	—
JNL/T. Rowe Price Established Growth Fund - Class I	41,205	4,255	11,506	—	3,404	15,116	52,474	3.6
JNL/T. Rowe Price Value Fund - Class I	74,545	6,236	5,673	—	1,692	7,278	84,078	5.8
JNL/WCM Focused International Equity Fund - Class I	88,948	14,505	10,509	12,511	970	872	94,786	6.5
JNL/Westchester Capital Event Driven Fund - Class I	10,280	249	10,894	—	1,640	(1,275)	—	—
JNL/WMC Equity Income Fund - Class I	81,925	4,878	4,776	—	122	5,659	87,808	6.0
	1,352,288	239,212	349,575	26,228	32,153	184,964	1,459,042	100.0
JNL Conservative Allocation Fund
Jackson Credit Opportunities Fund - Class I	—	24,310	—	123	—	413	24,723	4.2
JNL Multi-Manager Alternative Fund - Class I	38,825	2,621	16,088	—	900	2,964	29,222	4.9
JNL Multi-Manager Mid Cap Fund - Class I	7,378	1,191	2,084	—	475	486	7,446	1.3
JNL Multi-Manager Small Cap Growth Fund - Class I	2,878	718	1,165	—	(354)	871	2,948	0.5
JNL Multi-Manager Small Cap Value Fund - Class I	4,442	752	1,681	—	306	614	4,433	0.8
JNL Multi-Manager U.S. Select Equity Fund - Class I	—	7,089	31	—	—	337	7,395	1.3
JNL/Blackrock Global Allocation Fund - Class I	25,204	857	28,287	—	1,039	1,187	—	—
JNL/Causeway International Value Select Fund - Class I	2,985	3,452	1,341	93	148	658	5,902	1.0
JNL/DoubleLine Core Fixed Income Fund - Class I	65,121	8,054	12,008	—	(888)	4,849	65,128	11.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	17,731	677	5,110	—	300	1,252	14,850	2.5
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	5,713	739	2,054	—	213	1,292	5,903	1.0
JNL/DoubleLine Total Return Fund - Class I	82,818	6,080	21,902	—	(1,839)	5,858	71,015	12.0
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	34,071	33,573	5,895	—	(141)	3,577	65,185	11.0
JNL/First Sentier Global Infrastructure Fund - Class I	4,438	5,206	979	—	(20)	211	8,856	1.5
JNL/GQG Emerging Markets Equity Fund - Class I	5,926	3,381	2,118	—	(171)	1,936	8,954	1.5
JNL/Heitman U.S. Focused Real Estate Fund - Class I	2,326	246	2,604	—	(882)	914	—	—
JNL/JPMorgan Hedged Equity Fund - Class I	7,546	355	1,746	—	275	851	7,281	1.2
JNL/JPMorgan U.S. Value Fund - Class I	11,821	2,710	3,773	—	184	921	11,863	2.0
JNL/Lord Abbett Short Duration Income Fund - Class I	39,412	3,888	20,984	720	(469)	1,691	23,538	4.0
JNL/Morningstar Wide Moat Index Fund - Class I	8,724	6,373	4,219	616	(786)	3,264	13,356	2.3
JNL/Neuberger Berman Commodity Strategy Fund - Class I	7,546	985	8,401	—	(531)	401	—	—
JNL/PIMCO Income Fund - Class I	49,261	1,763	7,633	—	226	3,768	47,385	8.0
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	29,633	947	8,933	—	(867)	2,899	23,679	4.0
JNL/PIMCO Real Return Fund - Class I	11,868	598	1,143	—	71	408	11,802	2.0
JNL/PPM America Total Return Fund - Class I	44,426	16,458	5,126	—	(232)	3,664	59,190	10.0
JNL/T. Rowe Price Capital Appreciation Fund - Class I	32,597	4,136	6,973	—	2,231	3,594	35,585	6.0
JNL/T. Rowe Price U.S. High Yield Fund - Class I	32,539	1,343	19,779	—	935	2,704	17,742	3.0
JNL/WCM Focused International Equity Fund - Class I	5,814	1,480	1,657	768	(983)	1,175	5,829	1.0
JNL/WMC Equity Income Fund - Class I	11,864	1,592	2,444	—	73	801	11,886	2.0
	592,907	141,574	196,158	2,320	(787)	53,560	591,096	100.0

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Growth Allocation Fund
Jackson Credit Opportunities Fund - Class I	—	64,650	—	329	—	1,099	65,749	2.2
JNL Multi-Manager Alternative Fund - Class I	101,153	1,673	23,199	—	2,597	7,965	90,189	3.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	52,785	2,009	5,372	917	460	3,899	53,781	1.8
JNL Multi-Manager International Small Cap Fund - Class I	89,666	17,497	16,558	2,674	227	16,072	106,904	3.5
JNL Multi-Manager Mid Cap Fund - Class I	223,212	2,779	14,744	—	5,512	22,279	239,038	7.9
JNL Multi-Manager Small Cap Growth Fund - Class I	56,036	3,384	5,647	—	1,103	8,326	63,202	2.1
JNL Multi-Manager Small Cap Value Fund - Class I	78,948	2,241	10,026	—	1,300	14,831	87,294	2.9
JNL Multi-Manager U.S. Select Equity Fund - Class I	110,738	15,433	15,090	—	1,477	24,136	136,694	4.5
JNL/Baillie Gifford U.S. Equity Growth Fund - Class I	39,319	2,174	8,303	—	(7,492)	24,998	50,696	1.7
JNL/Blackrock Global Natural Resources Fund - Class I	29,657	3,133	17,261	—	36	(394)	15,171	0.5
JNL/Causeway International Value Select Fund - Class I	181,387	13,744	47,271	2,972	3,418	40,551	191,829	6.3
JNL/DoubleLine Core Fixed Income Fund - Class I	120,818	30,625	22,938	—	(682)	8,360	136,183	4.5
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	29,763	195	2,501	—	(30)	2,781	30,208	1.0
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	83,848	18	15,167	—	5,806	16,193	90,698	3.0
JNL/DoubleLine Total Return Fund - Class I	166,260	365	38,840	—	(648)	8,592	135,729	4.5
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	—	68,979	2,864	—	(97)	1,905	67,923	2.2
JNL/First Sentier Global Infrastructure Fund - Class I	88,541	321	38,113	—	12,261	(9,882)	53,128	1.8
JNL/GQG Emerging Markets Equity Fund - Class I	84,561	13,958	15,744	—	3,509	20,419	106,703	3.5
JNL/Harris Oakmark Global Equity Fund - Class I	113,299	13,709	17,532	3,036	1,358	17,801	128,635	4.2
JNL/Heitman U.S. Focused Real Estate Fund - Class I	36,135	809	9,235	756	(345)	2,547	29,911	1.0
JNL/JPMorgan U.S. Value Fund - Class I	136,841	15,119	11,088	—	4,480	8,237	153,589	5.1
JNL/Loomis Sayles Global Growth Fund - Class I	95,450	19,876	27,832	3,739	8,458	19,557	115,509	3.8
JNL/Lord Abbett Short Duration Income Fund - Class I	101,723	6,636	38,637	2,265	(261)	3,054	72,515	2.4
JNL/Morningstar Wide Moat Index Fund - Class I	137,395	16,698	22,969	7,318	2,298	31,848	165,270	5.5
JNL/Neuberger Berman Commodity Strategy Fund - Class I	49,274	339	48,147	—	(4,984)	3,518	—	—
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	43,219	76	30,362	—	(1,942)	4,102	15,093	0.5
JNL/T. Rowe Price Established Growth Fund - Class I	80,652	4,744	22,816	—	8,245	27,774	98,599	3.3
JNL/T. Rowe Price U.S. High Yield Fund - Class I	64,459	56	41,301	—	2,231	4,746	30,191	1.0
JNL/T. Rowe Price Value Fund - Class I	144,413	2,809	9,792	—	2,972	14,165	154,567	5.1
JNL/WCM Focused International Equity Fund - Class I	183,163	26,560	24,758	25,138	2,329	1,838	189,132	6.2
JNL/Westchester Capital Event Driven Fund - Class I	28,634	100	29,785	—	3,940	(2,889)	—	—
JNL/WMC Equity Income Fund - Class I	139,095	10,637	7,946	—	286	9,571	151,643	5.0
	2,890,444	361,346	641,838	49,144	57,822	357,999	3,025,773	100.0
JNL Moderate Allocation Fund
Jackson Credit Opportunities Fund - Class I	—	81,700	—	415	—	1,389	83,089	3.9
JNL Multi-Manager Alternative Fund - Class I	127,070	21	46,135	—	4,537	8,215	93,708	4.4
JNL Multi-Manager Emerging Markets Equity Fund - Class I	16,285	335	2,091	275	194	1,149	15,872	0.7
JNL Multi-Manager International Small Cap Fund - Class I	16,161	670	3,578	474	556	2,331	16,140	0.8
JNL Multi-Manager Mid Cap Fund - Class I	63,807	3,100	10,447	—	3,651	4,209	64,320	3.0
JNL Multi-Manager Small Cap Growth Fund - Class I	20,842	1,349	4,238	—	1,217	2,249	21,419	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	42,529	2,406	10,620	—	3,612	4,954	42,881	2.0
JNL Multi-Manager U.S. Select Equity Fund - Class I	40,098	16,680	8,116	—	684	8,968	58,314	2.8
JNL/Blackrock Global Allocation Fund - Class I	63,744	7	69,162	—	4,935	476	—	—
JNL/Causeway International Value Select Fund - Class I	43,576	4,893	11,628	745	1,694	8,828	47,363	2.2
JNL/DoubleLine Core Fixed Income Fund - Class I	151,932	16,356	28,668	—	(898)	9,918	148,640	7.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	53,683	51	10,593	—	(214)	4,929	47,856	2.3
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	25,835	541	6,379	—	2,412	4,205	26,614	1.3
JNL/DoubleLine Total Return Fund - Class I	212,328	3,942	66,859	—	(2,278)	12,089	159,222	7.5
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	90,560	86,305	10,650	—	(385)	9,655	175,485	8.3
JNL/First Sentier Global Infrastructure Fund - Class I	42,858	8,476	4,929	—	944	499	47,848	2.3
JNL/GQG Emerging Markets Equity Fund - Class I	36,594	10,061	8,863	—	1,100	9,225	48,117	2.3
JNL/Harris Oakmark Global Equity Fund - Class I	37,273	2,922	9,109	940	2,201	4,154	37,441	1.8
JNL/Heitman U.S. Focused Real Estate Fund - Class I	9,486	5,519	5,057	264	(424)	1,163	10,687	0.5
JNL/JPMorgan Hedged Equity Fund - Class I	27,042	16	5,249	—	1,252	2,735	25,796	1.2
JNL/JPMorgan U.S. Value Fund - Class I	63,931	1,610	7,249	—	373	5,368	64,033	3.0
JNL/Loomis Sayles Global Growth Fund - Class I	20,280	5,778	5,662	883	1,497	4,603	26,496	1.2
JNL/Lord Abbett Short Duration Income Fund - Class I	117,278	3,331	45,605	2,409	(977)	4,418	78,445	3.7
JNL/Morningstar Wide Moat Index Fund - Class I	61,133	14,163	15,715	3,438	1,333	14,125	75,039	3.5
JNL/Neuberger Berman Commodity Strategy Fund - Class I	31,837	267	21,186	—	(1,386)	398	9,930	0.5

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/PIMCO Income Fund - Class I	118,046	39	21,639	—	1,308	7,914	105,668	5.0
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	74,436	443	16,353	—	(1,247)	6,478	63,757	3.0
JNL/PIMCO Real Return Fund - Class I	41,535	1,488	2,664	—	273	1,411	42,043	2.0
JNL/PPM America Total Return Fund - Class I	117,035	21,890	9,233	—	163	8,122	137,977	6.5
JNL/T. Rowe Price Capital Appreciation Fund - Class I	133,533	8,140	21,500	—	6,354	17,064	143,591	6.8
JNL/T. Rowe Price Established Growth Fund - Class I	29,810	165	11,247	—	4,123	8,610	31,461	1.5
JNL/T. Rowe Price U.S. High Yield Fund - Class I	89,680	6	41,482	—	4,555	5,583	58,342	2.8
JNL/WCM Focused International Equity Fund - Class I	42,727	10,846	6,788	6,289	973	(307)	47,451	2.2
JNL/WMC Equity Income Fund - Class I	58,836	6,416	5,243	—	155	4,048	64,212	3.0
	2,121,800	319,932	553,937	16,132	42,287	189,175	2,119,257	100.0
JNL Moderate Growth Allocation Fund
Jackson Credit Opportunities Fund - Class I	—	127,550	—	647	—	2,168	129,718	3.4
JNL Multi-Manager Alternative Fund - Class I	190,135	303	42,503	—	4,689	15,132	167,756	4.4
JNL Multi-Manager Emerging Markets Equity Fund - Class I	48,627	857	6,013	823	555	3,451	47,477	1.2
JNL Multi-Manager International Small Cap Fund - Class I	58,213	2,282	11,087	1,744	251	10,133	59,792	1.6
JNL Multi-Manager Mid Cap Fund - Class I	189,134	3,855	23,757	—	8,072	15,208	192,512	5.1
JNL Multi-Manager Small Cap Growth Fund - Class I	55,336	1,908	8,630	—	2,400	6,812	57,826	1.5
JNL Multi-Manager Small Cap Value Fund - Class I	75,860	368	14,091	—	4,515	10,632	77,284	2.0
JNL Multi-Manager U.S. Select Equity Fund - Class I	113,845	12,801	19,414	—	1,776	24,414	133,422	3.5
JNL/Blackrock Global Natural Resources Fund - Class I	29,116	2,362	2,946	—	68	(376)	28,224	0.7
JNL/Causeway International Value Select Fund - Class I	175,445	6,797	48,260	2,767	3,321	38,640	175,943	4.6
JNL/DoubleLine Core Fixed Income Fund - Class I	180,418	30,387	13,177	—	(538)	12,351	209,441	5.5
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	76,357	151	16,304	—	(448)	7,104	66,860	1.8
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	64,391	60	13,981	—	5,083	11,456	67,009	1.8
JNL/DoubleLine Total Return Fund - Class I	255,506	3,305	61,307	—	(1,782)	13,732	209,454	5.5
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	154,034	66,868	13,891	—	(532)	13,000	219,479	5.8
JNL/First Sentier Global Infrastructure Fund - Class I	95,941	226	22,661	—	7,294	(4,533)	76,267	2.0
JNL/GQG Emerging Markets Equity Fund - Class I	83,154	8,539	18,236	—	3,759	18,975	96,191	2.5
JNL/Harris Oakmark Global Equity Fund - Class I	76,098	6,503	12,636	2,047	1,944	10,819	82,728	2.2
JNL/Heitman U.S. Focused Real Estate Fund - Class I	47,338	1,238	12,840	956	(1,110)	4,064	38,690	1.0
JNL/JPMorgan Hedged Equity Fund - Class I	57,979	—	11,047	—	2,612	5,936	55,480	1.5
JNL/JPMorgan U.S. Value Fund - Class I	142,976	1,956	14,122	—	730	12,061	143,601	3.8
JNL/Loomis Sayles Global Growth Fund - Class I	47,743	9,531	13,942	1,911	3,131	10,753	57,216	1.5
JNL/Lord Abbett Short Duration Income Fund - Class I	171,159	7,571	52,808	4,014	(1,223)	5,991	130,690	3.4
JNL/Morningstar Wide Moat Index Fund - Class I	113,497	22,037	27,503	6,174	4,258	22,713	135,002	3.5
JNL/Neuberger Berman Commodity Strategy Fund - Class I	57,190	73	37,740	—	(3,226)	1,441	17,738	0.5
JNL/PIMCO Income Fund - Class I	114,714	7	46,962	—	3,327	4,798	75,884	2.0
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	75,513	382	41,880	—	(3,030)	7,281	38,266	1.0
JNL/PIMCO Real Return Fund - Class I	37,347	1,490	2,674	—	277	1,232	37,672	1.0
JNL/PPM America Total Return Fund - Class I	102,358	31,917	8,408	—	127	7,477	133,471	3.5
JNL/T. Rowe Price Capital Appreciation Fund - Class I	228,703	1,203	36,407	—	14,534	24,997	233,030	6.1
JNL/T. Rowe Price Established Growth Fund - Class I	88,401	159	32,347	—	9,669	28,323	94,205	2.5
JNL/T. Rowe Price U.S. High Yield Fund - Class I	112,573	—	67,337	—	7,356	4,524	57,116	1.5
JNL/T. Rowe Price Value Fund - Class I	132,760	1,948	15,872	—	4,781	10,637	134,254	3.5
JNL/WCM Focused International Equity Fund - Class I	171,408	28,173	27,771	23,361	2,670	1,277	175,757	4.6
JNL/Westchester Capital Event Driven Fund - Class I	28,670	4	11,478	—	1,919	(576)	18,539	0.5
JNL/WMC Equity Income Fund - Class I	133,728	2,062	10,484	—	409	8,702	134,417	3.5
	3,785,667	384,873	820,516	44,444	87,638	370,749	3,808,411	100.0
JNL/American Funds Growth Allocation Fund
American Funds Insurance Series - American Funds Mortgage Fund - Class 1	—	15,678	—	612	—	(5)	15,673	0.4
American Funds Insurance Series - American High-Income Trust - Class 1	65,571	6,495	2,472	4,961	(438)	3,712	72,868	2.0
	65,571	22,173	2,472	5,573	(438)	3,707	88,541	2.4
JNL/American Funds Moderate Growth Allocation Fund
American Funds Emerging Markets Bond Fund - Class R-6	62,185	3,723	18,535	3,717	(6,671)	9,402	50,104	2.0
American Funds Insurance Series - American High-Income Trust - Class 1	78,011	5,359	12,258	5,138	(2,205)	5,851	74,758	3.0
	140,196	9,082	30,793	8,855	(8,876)	15,253	124,862	5.0
JNL/Goldman Sachs Managed Aggressive Growth Fund

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Multi-Manager Alternative Fund - Class I	60,031	194	3,584	—	402	6,340	63,383	2.9
JNL Multi-Manager Emerging Markets Equity Fund - Class I	31,010	754	1,593	568	154	2,476	32,801	1.5
JNL Multi-Manager Mid Cap Fund - Class I	70,157	770	2,537	—	930	7,902	77,222	3.5
JNL Multi-Manager Small Cap Growth Fund - Class I	19,558	330	1,132	—	416	2,860	22,032	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	39,643	350	3,720	—	1,217	7,054	44,544	2.0
JNL/Blackrock Global Natural Resources Fund - Class I	30,406	544	20,447	—	(634)	600	10,469	0.5
JNL/BlackRock Large Cap Select Growth Fund - Class I	173,164	91	53,787	—	24,399	54,193	198,060	9.0
JNL/Causeway International Value Select Fund - Class I	83,127	42,711	17,217	2,093	2,853	21,099	132,573	6.1
JNL/ClearBridge Large Cap Growth Fund - Class I	186,018	1	52,614	—	25,438	50,075	208,918	9.5
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	40,900	170	1,579	—	(88)	3,987	43,390	2.0
JNL/DoubleLine Total Return Fund - Class I	19,015	34,053	1,286	—	(106)	2,150	53,826	2.5
JNL/GQG Emerging Markets Equity Fund - Class I	19,911	4	3,251	—	(509)	5,988	22,143	1.0
JNL/Invesco Diversified Dividend Fund - Class I	120,294	3,055	1,861	—	524	10,263	132,275	6.0
JNL/Invesco Global Growth Fund - Class I	80,396	—	17,386	—	4,137	21,547	88,694	4.1
JNL/JPMorgan MidCap Growth Fund - Class I	49,022	100	5,007	—	1,520	9,701	55,336	2.5
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	19,832	304	110	—	5	897	20,928	1.0
JNL/JPMorgan U.S. Value Fund - Class I	40,148	325	314	—	126	3,633	43,918	2.0
JNL/Lazard International Strategic Equity Fund - Class I	71,179	1,171	5,298	1,103	367	10,040	77,459	3.5
JNL/Neuberger Berman Commodity Strategy Fund - Class I	30,097	589	19,778	—	(3,514)	1,636	9,030	0.4
JNL/Newton Equity Income Fund - Class I	29,757	323	948	—	56	3,093	32,281	1.5
JNL/PPM America High Yield Bond Fund - Class I	19,932	87	1,000	—	83	2,469	21,571	1.0
JNL/PPM America Total Return Fund - Class I	19,917	33,535	2,005	—	(132)	2,875	54,190	2.5
JNL/T. Rowe Price Established Growth Fund - Class I	159,726	317	45,329	—	16,053	55,646	186,413	8.5
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	20,014	69	1,859	—	659	3,281	22,164	1.0
JNL/T. Rowe Price Short-Term Bond Fund - Class I	39,674	322	40,692	—	92	604	—	—
JNL/T. Rowe Price Value Fund - Class I	230,956	4,531	9,980	—	2,992	24,916	253,415	11.6
JNL/WCM Focused International Equity Fund - Class I	80,597	12,053	6,199	11,711	145	1,310	87,906	4.0
JNL/William Blair International Leaders Fund - Class I	40,164	423	2,002	51	(554)	5,750	43,781	2.0
JNL/WMC Government Money Market Fund - Class I	39,555	7,897	27,026	1,540	—	—	20,426	0.9
JNL/WMC Value Fund - Class I	119,588	3,754	2,644	—	654	10,798	132,150	6.0
	1,983,788	148,827	352,185	17,066	77,685	333,183	2,191,298	100.0
JNL/Goldman Sachs Managed Conservative Fund
JNL Multi-Manager Alternative Fund - Class I	25,823	246	5,168	—	588	2,138	23,627	3.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	8,606	674	2,087	140	(942)	1,651	7,902	1.0
JNL Multi-Manager Mid Cap Fund - Class I	8,513	598	2,249	—	620	392	7,874	1.0
JNL Multi-Manager Small Cap Growth Fund - Class I	8,274	761	2,569	—	716	631	7,813	1.0
JNL/Blackrock Global Natural Resources Fund - Class I	17,145	1,796	11,161	—	(256)	245	7,769	1.0
JNL/BlackRock Large Cap Select Growth Fund - Class I	12,274	241	5,844	—	934	4,210	11,815	1.5
JNL/Causeway International Value Select Fund - Class I	4,302	8,293	2,004	191	135	1,107	11,833	1.5
JNL/ClearBridge Large Cap Growth Fund - Class I	8,321	158	3,747	—	1,323	1,824	7,879	1.0
JNL/DFA U.S. Core Equity Fund - Class I	20,972	915	6,482	—	2,801	1,479	19,685	2.5
JNL/DoubleLine Core Fixed Income Fund - Class I	59,683	34,696	12,164	—	(581)	5,071	86,705	11.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	17,156	316	3,200	—	140	1,374	15,786	2.0
JNL/DoubleLine Total Return Fund - Class I	76,622	38,704	13,543	—	(752)	5,375	106,406	13.5
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	59,727	856	9,147	—	(135)	3,916	55,217	7.0
JNL/Invesco Diversified Dividend Fund - Class I	17,097	940	3,664	—	658	740	15,771	2.0
JNL/JPMorgan MidCap Growth Fund - Class I	8,379	496	2,792	—	815	970	7,868	1.0
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	93,982	1,613	12,666	—	(288)	4,070	86,711	11.0
JNL/Lazard International Strategic Equity Fund - Class I	4,288	190	1,136	57	42	560	3,944	0.5
JNL/Lord Abbett Short Duration Income Fund - Class I	60,290	689	62,054	—	411	664	—	—
JNL/Neuberger Berman Strategic Income Fund - Class I	34,173	559	6,283	—	222	2,888	31,559	4.0
JNL/PIMCO Income Fund - Class I	43,041	30,014	11,026	—	729	4,255	67,013	8.5
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	41,327	973	5,912	—	(490)	3,508	39,406	5.0
JNL/PIMCO Real Return Fund - Class I	34,186	794	4,807	—	553	751	31,477	4.0
JNL/PPM America High Yield Bond Fund - Class I	8,527	160	5,512	—	571	198	3,944	0.5
JNL/PPM America Total Return Fund - Class I	59,731	42,935	13,440	—	323	5,044	94,593	12.0
JNL/T. Rowe Price Established Growth Fund - Class I	8,105	151	3,717	—	86	3,253	7,878	1.0
JNL/T. Rowe Price Short-Term Bond Fund - Class I	68,868	936	70,893	—	761	328	—	—
JNL/T. Rowe Price U.S. High Yield Fund - Class I	8,529	192	5,675	—	327	570	3,943	0.5
JNL/T. Rowe Price Value Fund - Class I	16,571	1,008	3,699	—	1,789	97	15,766	2.0
JNL/WMC Government Money Market Fund - Class I	17,054	1,189	10,626	604	—	—	7,617	1.0
	851,566	171,093	303,267	992	11,100	57,309	787,801	100.0

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Goldman Sachs Managed Growth Fund
JNL Multi-Manager Alternative Fund - Class I	124,120	2	11,166	—	1,269	12,477	126,702	2.9
JNL Multi-Manager Emerging Markets Equity Fund - Class I	42,711	771	3,106	762	281	3,287	43,944	1.0
JNL Multi-Manager Mid Cap Fund - Class I	145,094	946	10,058	—	2,673	15,383	154,038	3.5
JNL Multi-Manager Small Cap Growth Fund - Class I	40,040	782	3,520	—	1,316	5,426	44,044	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	82,744	308	11,489	—	3,724	13,161	88,448	2.0
JNL/Blackrock Global Natural Resources Fund - Class I	63,001	480	43,218	—	(1,298)	1,278	20,243	0.5
JNL/BlackRock Large Cap Select Growth Fund - Class I	299,738	—	103,765	—	46,143	86,245	328,361	7.5
JNL/Causeway International Value Select Fund - Class I	127,938	86,381	33,047	3,483	2,342	36,221	219,835	5.1
JNL/ClearBridge Large Cap Growth Fund - Class I	344,785	—	109,637	—	52,177	84,728	372,053	8.5
JNL/DoubleLine Core Fixed Income Fund - Class I	61,876	46,789	5,887	—	(553)	5,870	108,095	2.5
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	84,297	18	5,177	—	(241)	8,131	87,028	2.0
JNL/DoubleLine Total Return Fund - Class I	123,675	72,733	10,544	—	(1,157)	9,402	194,109	4.5
JNL/GQG Emerging Markets Equity Fund - Class I	41,434	—	8,455	—	1,308	9,790	44,077	1.0
JNL/Invesco Diversified Dividend Fund - Class I	248,706	208	7,253	—	1,451	20,381	263,493	6.1
JNL/Invesco Global Growth Fund - Class I	103,560	236	26,204	—	5,359	27,169	110,120	2.5
JNL/JPMorgan MidCap Growth Fund - Class I	101,497	597	14,934	—	6,598	16,307	110,065	2.5
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	82,772	59	1,550	—	63	3,618	84,962	2.0
JNL/JPMorgan U.S. Value Fund - Class I	82,939	57	2,996	—	1,197	6,395	87,592	2.0
JNL/Lazard International Strategic Equity Fund - Class I	125,802	2,319	14,244	1,891	327	17,898	132,102	3.0
JNL/Lord Abbett Short Duration Income Fund - Class I	41,001	2	41,770	—	953	(186)	—	—
JNL/Neuberger Berman Commodity Strategy Fund - Class I	63,205	996	43,230	—	(7,695)	3,716	16,992	0.4
JNL/Newton Equity Income Fund - Class I	41,295	38	2,598	—	175	4,111	43,021	1.0
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	41,542	17	1,296	—	(109)	3,356	43,510	1.0
JNL/PIMCO Real Return Fund - Class I	61,017	34	829	—	(49)	2,598	62,771	1.5
JNL/PPM America High Yield Bond Fund - Class I	61,541	15	4,635	—	403	7,362	64,686	1.5
JNL/PPM America Total Return Fund - Class I	103,367	70,896	10,383	—	254	9,465	173,599	4.0
JNL/T. Rowe Price Established Growth Fund - Class I	332,611	—	106,587	—	36,403	108,711	371,138	8.5
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	41,368	288	5,621	—	1,999	6,059	44,093	1.0
JNL/T. Rowe Price Short-Term Bond Fund - Class I	82,556	2	83,824	—	34	1,232	—	—
JNL/T. Rowe Price Value Fund - Class I	415,519	212	26,234	—	8,021	41,343	438,861	10.1
JNL/WCM Focused International Equity Fund - Class I	103,556	15,623	11,809	14,711	315	1,852	109,537	2.5
JNL/William Blair International Leaders Fund - Class I	82,726	1,296	6,662	103	(1,734)	12,505	88,131	2.0
JNL/WMC Government Money Market Fund - Class I	81,625	7,664	48,786	3,061	—	—	40,503	0.9
JNL/WMC Value Fund - Class I	226,799	427	7,297	—	1,864	19,493	241,286	5.5
	4,106,457	310,196	827,811	24,011	163,813	604,784	4,357,439	100.0
JNL/Goldman Sachs Managed Moderate Fund
JNL Multi-Manager Alternative Fund - Class I	60,263	—	9,970	—	1,111	5,297	56,701	3.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	20,181	337	2,887	337	278	1,387	19,296	1.0
JNL Multi-Manager Mid Cap Fund - Class I	39,828	—	6,330	—	2,330	2,415	38,243	2.0
JNL Multi-Manager Small Cap Growth Fund - Class I	19,417	—	3,500	—	1,300	1,832	19,049	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	19,992	—	4,764	—	129	3,746	19,103	1.0
JNL/Blackrock Global Natural Resources Fund - Class I	30,092	—	20,896	—	(494)	483	9,185	0.5
JNL/BlackRock Large Cap Select Growth Fund - Class I	47,873	—	20,302	—	4,095	16,072	47,738	2.5
JNL/Causeway International Value Select Fund - Class I	30,334	19,767	9,839	767	525	7,217	48,004	2.5
JNL/ClearBridge Large Cap Growth Fund - Class I	68,204	—	27,295	—	9,118	16,831	66,858	3.5
JNL/DFA U.S. Core Equity Fund - Class I	49,062	—	11,380	—	4,859	5,218	47,759	2.5
JNL/DoubleLine Core Fixed Income Fund - Class I	79,600	68,180	11,465	—	(550)	7,607	143,372	7.5
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	40,169	—	5,456	—	233	3,371	38,317	2.0
JNL/DoubleLine Total Return Fund - Class I	109,029	88,476	14,224	—	(772)	8,613	191,122	10.0
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	79,715	—	8,381	—	(430)	5,630	76,534	4.0
JNL/GQG Emerging Markets Equity Fund - Class I	9,936	—	2,862	—	(516)	3,040	9,598	0.5
JNL/Invesco Diversified Dividend Fund - Class I	69,843	—	8,547	—	2,510	3,270	67,076	3.5
JNL/JPMorgan MidCap Growth Fund - Class I	19,646	—	4,742	—	(590)	4,792	19,106	1.0
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	169,535	—	14,204	—	(548)	7,668	162,451	8.5
JNL/Lazard International Strategic Equity Fund - Class I	50,127	694	9,879	694	385	6,682	48,009	2.5
JNL/Lord Abbett Short Duration Income Fund - Class I	99,972	—	101,743	—	(1,222)	2,993	—	—
JNL/Neuberger Berman Commodity Strategy Fund - Class I	9,911	—	784	—	(83)	(424)	8,620	0.5
JNL/Neuberger Berman Strategic Income Fund - Class I	39,947	—	5,390	—	222	3,484	38,263	2.0
JNL/PIMCO Income Fund - Class I	80,491	48,942	14,418	—	912	8,309	124,236	6.5

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	79,770	—	9,186	—	(710)	6,597	76,471	4.0
JNL/PIMCO Real Return Fund - Class I	59,742	—	5,484	—	596	1,755	56,609	3.0
JNL/PPM America High Yield Bond Fund - Class I	39,856	—	15,352	—	1,395	2,802	28,701	1.5
JNL/PPM America Total Return Fund - Class I	129,579	49,883	17,702	—	444	9,897	172,101	9.0
JNL/T. Rowe Price Established Growth Fund - Class I	75,536	—	30,496	—	10,166	21,169	76,375	4.0
JNL/T. Rowe Price Short-Term Bond Fund - Class I	120,161	—	122,069	—	3,304	(1,396)	—	—
JNL/T. Rowe Price U.S. High Yield Fund - Class I	29,901	—	14,179	—	330	3,056	19,108	1.0
JNL/T. Rowe Price Value Fund - Class I	109,982	—	16,990	—	6,407	5,918	105,317	5.5
JNL/WCM Focused International Equity Fund - Class I	9,861	1,296	1,870	1,296	(260)	531	9,558	0.5
JNL/William Blair International Leaders Fund - Class I	19,695	23	3,002	23	(752)	3,231	19,195	1.0
JNL/WMC Government Money Market Fund - Class I	39,073	1,529	22,420	1,405	—	—	18,182	1.0
JNL/WMC Value Fund - Class I	29,689	—	3,618	—	1,276	1,378	28,725	1.5
	1,986,012	279,127	581,626	4,522	44,998	180,471	1,908,982	100.0
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL Multi-Manager Alternative Fund - Class I	122,661	—	15,681	—	1,764	11,555	120,299	3.0
JNL Multi-Manager Emerging Markets Equity Fund - Class I	41,571	721	4,294	720	392	3,049	41,439	1.0
JNL Multi-Manager Mid Cap Fund - Class I	122,405	—	13,490	—	5,029	9,814	123,758	3.0
JNL Multi-Manager Small Cap Growth Fund - Class I	39,412	1	4,641	—	1,726	4,710	41,208	1.0
JNL Multi-Manager Small Cap Value Fund - Class I	40,808	—	7,522	—	2,398	5,697	41,381	1.0
JNL/Blackrock Global Natural Resources Fund - Class I	41,195	—	21,385	—	(582)	426	19,654	0.5
JNL/BlackRock Large Cap Select Growth Fund - Class I	157,232	—	60,750	—	26,750	41,054	164,286	4.0
JNL/Causeway International Value Select Fund - Class I	104,231	40,231	28,404	2,298	5,692	22,807	144,557	3.5
JNL/ClearBridge Large Cap Growth Fund - Class I	259,915	1	93,808	—	32,722	68,103	266,933	6.5
JNL/DoubleLine Core Fixed Income Fund - Class I	121,953	86,569	14,138	—	(1,154)	11,464	204,694	5.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	82,627	—	7,992	—	(368)	7,944	82,211	2.0
JNL/DoubleLine Total Return Fund - Class I	181,722	89,566	17,283	—	(1,040)	12,722	265,687	6.5
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	101,816	1	6,077	—	(133)	6,958	102,565	2.5
JNL/GQG Emerging Markets Equity Fund - Class I	40,562	—	9,860	—	1,627	9,002	41,331	1.0
JNL/Invesco Diversified Dividend Fund - Class I	163,403	—	12,415	—	2,875	11,052	164,915	4.0
JNL/Invesco Global Growth Fund - Class I	40,677	—	11,879	—	2,609	9,902	41,309	1.0
JNL/JPMorgan MidCap Growth Fund - Class I	80,215	—	15,341	—	6,697	10,887	82,458	2.0
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	284,566	4	11,978	—	(947)	13,250	284,895	7.0
JNL/JPMorgan U.S. Value Fund - Class I	61,123	—	4,905	—	2,002	3,478	61,698	1.5
JNL/Lazard International Strategic Equity Fund - Class I	102,970	1,486	15,734	1,485	718	13,945	103,385	2.5
JNL/Lord Abbett Short Duration Income Fund - Class I	81,511	—	83,024	—	(637)	2,150	—	—
JNL/Neuberger Berman Commodity Strategy Fund - Class I	41,330	2	21,718	—	(3,835)	1,327	17,106	0.4
JNL/Newton Equity Income Fund - Class I	40,785	—	4,185	—	283	3,869	40,752	1.0
JNL/PIMCO Income Fund - Class I	82,156	61,844	11,305	—	706	9,290	142,691	3.5
JNL/PIMCO Investment Grade Credit Bond Fund - Class I	81,380	—	5,531	—	(458)	6,641	82,032	2.0
JNL/PIMCO Real Return Fund - Class I	101,341	1	5,317	—	550	3,537	100,112	2.5
JNL/PPM America High Yield Bond Fund - Class I	80,995	—	28,423	—	2,626	6,142	61,340	1.5
JNL/PPM America Total Return Fund - Class I	183,372	67,141	19,189	—	373	14,284	245,981	6.0
JNL/T. Rowe Price Established Growth Fund - Class I	270,464	—	98,413	—	32,908	82,091	287,050	7.0
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	40,680	—	7,107	—	(246)	7,967	41,294	1.0
JNL/T. Rowe Price Short-Term Bond Fund - Class I	122,073	—	124,091	—	83	1,935	—	—
JNL/T. Rowe Price U.S. High Yield Fund - Class I	40,756	—	24,769	—	651	3,737	20,375	0.5
JNL/T. Rowe Price Value Fund - Class I	286,082	—	30,847	—	9,430	23,736	288,401	7.1
JNL/WCM Focused International Equity Fund - Class I	101,889	13,864	15,349	13,862	(626)	3,026	102,804	2.5
JNL/William Blair International Leaders Fund - Class I	40,708	50	4,548	49	(1,176)	6,326	41,360	1.0
JNL/WMC Government Money Market Fund - Class I	81,109	4,200	46,764	2,955	—	—	38,545	1.0
JNL/WMC Value Fund - Class I	182,620	—	14,013	—	3,632	13,178	185,417	4.5
	4,050,315	365,682	922,170	21,369	133,041	467,055	4,093,923	100.0

JNL iShares Tactical Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	4,412	46,219	47,880	194	—	—	2,751	0.8

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL iShares Tactical Growth Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.32% - Class SL	—	433,533	417,430	321	—	—	16,103	4.8
JNL Securities Lending Collateral Fund - Institutional Class	4,661	205,030	209,691	252	—	—	—	—
	9,073	684,782	675,001	767	—	—	18,854	5.6

JNL iShares Tactical Moderate Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	6,047	32,322	35,896	192	—	—	2,473	1.2
JNL Government Money Market Fund, 5.32% - Class SL	—	271,647	259,732	253	—	—	11,915	5.9
JNL Securities Lending Collateral Fund - Institutional Class	10,977	154,048	165,025	227	—	—	—	—
	17,024	458,017	460,653	672	—	—	14,388	7.1

JNL iShares Tactical Moderate Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	6,079	33,359	36,319	232	—	—	3,119	1.0
JNL Government Money Market Fund, 5.32% - Class SL	—	451,700	437,929	358	—	—	13,771	4.2
JNL Securities Lending Collateral Fund - Institutional Class	4,935	168,547	173,482	199	—	—	—	—
	11,014	653,606	647,730	789	—	—	16,890	5.2

JNL/Vanguard Growth ETF Allocation Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	64,817	63,984	24	—	—	833	0.1
JNL Government Money Market Fund, 5.32% - Class SL	—	539,915	487,976	319	—	—	51,939	2.5
JNL Securities Lending Collateral Fund - Institutional Class	15,138	306,015	321,153	435	—	—	—	—
	15,138	910,747	873,113	778	—	—	52,772	2.6

JNL/Vanguard Moderate ETF Allocation Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	644	43,081	43,183	21	—	—	542	0.1
JNL Government Money Market Fund, 5.32% - Class SL	—	416,105	398,069	140	—	—	18,036	3.2
JNL Securities Lending Collateral Fund - Institutional Class	7,191	199,018	206,209	135	—	—	—	—
	7,835	658,204	647,461	296	—	—	18,578	3.3

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Vanguard Moderate Growth ETF Allocation Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	41,164	40,188	20	—	—	976	0.1
JNL Government Money Market Fund, 5.32% - Class SL	—	600,875	553,502	287	—	—	47,373	5.1
JNL Securities Lending Collateral Fund - Institutional Class	10,460	382,561	393,021	386	—	—	—	—
	10,460	1,024,600	986,711	693	—	—	48,349	5.2

JNL Growth Allocation Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Public Joint Stock Company Novolipetsk Metallurgical Works	06/19/17	658	—	—
Public Joint Stock Society Inter RAO UES	12/12/16	331	—	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel	04/18/19	522	—	—
Publichnoe Aktsionernoe Obshchestvo "Severstal"	06/25/21	463	—	—
Publichnoe Aktsionernoe Obshchestvo Fosagro	06/30/21	266	—	—
Publichnoe Aktsionernoe Obshchestvo Fosagro	06/30/21	2	—	—
		2,242	—	—

Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value under U.S. GAAP, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund's investments under FASB ASC Topic 820 guidance and are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds. Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments.

See accompanying Notes to Financial Statements.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Bond Index Fund
GOVERNMENT AND AGENCY OBLIGATIONS 71.8%
U.S. Treasury Note 32.3%
Treasury, United States Department of
1.13%, 01/15/25 - 02/15/31	20,605	18,353
1.38%, 01/31/25 - 11/15/31	11,356	10,008
4.13%, 01/31/25 - 11/15/32	13,450	13,553
1.50%, 02/15/25 - 02/15/30	11,145	10,426
2.00%, 02/15/25 - 11/15/26	4,808	4,618
2.75%, 02/28/25 - 08/15/32	12,972	12,384
4.63%, 02/28/25 - 09/30/30	14,970	15,216
1.75%, 03/15/25 - 11/15/29	6,020	5,544
2.63%, 03/31/25 - 02/15/29	9,790	9,335
3.88%, 03/31/25 - 08/15/33	14,160	14,109
0.38%, 04/30/25 - 09/30/27	17,979	16,447
2.88%, 04/30/25 - 05/15/32	9,782	9,385
2.13%, 05/15/25 - 05/31/26	3,035	2,924
4.25%, 05/31/25 - 12/31/25	4,240	4,234
0.25%, 06/30/25 - 10/31/25	6,435	6,020
3.00%, 07/15/25 - 10/31/25	2,625	2,564
4.75%, 07/31/25	1,500	1,507
3.13%, 08/15/25 - 11/15/28	8,650	8,394
5.00%, 08/31/25 - 10/31/25	7,340	7,419
3.50%, 09/15/25 - 02/15/33	14,175	13,871
2.25%, 11/15/25 - 11/15/27	5,935	5,660
4.50%, 11/15/25 - 11/15/33	4,865	4,968
4.88%, 11/30/25 - 10/31/30	5,700	5,903
4.00%, 12/15/25 - 07/31/30	11,015	11,040
1.63%, 02/15/26 - 05/15/31	16,222	14,644
0.50%, 02/28/26 - 10/31/27	10,295	9,284
0.75%, 03/31/26 - 01/31/28	14,460	13,266
3.75%, 04/15/26 - 12/31/30	6,880	6,834
2.38%, 04/30/26 - 03/31/29	3,660	3,439
3.63%, 05/15/26 - 03/31/30	7,915	7,819
0.88%, 06/30/26 - 11/15/30	12,730	11,224
0.63%, 07/31/26 - 08/15/30	14,140	11,993
4.38%, 08/15/26 - 11/30/30	10,045	10,223
4.63%, 11/15/26 (a)	1,885	1,915
1.25%, 11/30/26 - 08/15/31	16,030	14,091
1.88%, 02/28/27 - 02/15/32	7,820	6,952
2.50%, 03/31/27	785	750
3.25%, 06/30/27 - 06/30/29	2,470	2,410
1.00%, 07/31/28	4,665	4,104
3.38%, 05/15/33	3,670	3,528
		336,358
Mortgage-Backed Securities 27.0%
Federal Home Loan Mortgage Corporation
3.00%, 02/01/24 - 09/01/52	9,742	8,884
4.00%, 02/01/24 - 04/01/53	5,562	5,340
4.50%, 05/01/24 - 07/01/53	3,354	3,289
3.50%, 10/01/25 - 12/01/52	6,867	6,423
5.00%, 03/01/26 - 05/01/53	2,117	2,111
2.50%, 08/01/27 - 05/01/52	18,211	15,795
6.50%, 07/01/28 - 03/01/39	73	78
5.50%, 11/01/28 - 09/01/53	1,465	1,481
2.00%, 01/01/29 - 03/01/52	26,456	22,102
6.00%, 02/01/29 - 11/01/53	1,809	1,843
1.50%, 02/01/36 - 03/01/52	7,402	6,068
Federal National Mortgage Association, Inc.
4.00%, 03/01/24 - 09/01/52	8,094	7,796
4.50%, 04/01/24 - 07/01/53	3,165	3,129
3.50%, 09/01/25 - 06/01/52	12,222	11,440
3.00%, 11/01/26 - 03/01/52	19,824	18,032
2.50%, 03/01/27 - 05/01/52	34,278	29,635
2.00%, 09/01/28 - 06/01/52	37,993	31,681
5.00%, 09/01/29 - 07/01/53	1,943	1,949
6.00%, 11/01/31 - 09/01/39	395	412
5.50%, 01/01/32 - 11/01/53	2,118	2,146
6.50%, 07/01/32 - 12/01/38	133	142
1.50%, 09/01/35 - 09/01/51	8,446	7,007
7.00%, 12/01/35 - 02/01/38	11	12
TBA, 1.50%, 01/15/39 (b)	325	283
TBA, 2.00%, 01/15/39 - 01/15/54 (b)	7,900	6,550
TBA, 3.50%, 01/15/39 (b)	275	265
TBA, 4.00%, 01/15/39 - 02/15/54 (b)	1,025	979
TBA, 4.50%, 01/15/39 - 01/15/54 (b)	3,525	3,426
TBA, 5.00%, 01/15/39 - 01/15/54 (b)	5,275	5,226
TBA, 5.50%, 01/15/39 - 02/15/54 (b)	5,000	5,026
TBA, 6.00%, 01/15/54 - 02/15/54 (b)	3,950	4,013
TBA, 6.50%, 01/15/54 - 02/15/54 (b)	3,425	3,509
TBA, 7.00%, 01/15/54 - 02/15/54 (b)	675	697
Government National Mortgage Association
4.00%, 12/15/24 - 09/20/52	3,912	3,799
4.50%, 04/20/26 - 05/20/53	2,386	2,362
3.50%, 05/15/26 - 09/20/52	8,353	7,888
3.00%, 01/20/27 - 06/20/52	11,108	10,194
2.50%, 08/20/27 - 07/20/52	14,869	13,055
8.50%, 06/15/30 - 12/15/30	1	1
6.00%, 05/15/32 - 12/20/40	61	63
5.00%, 03/15/33 - 08/20/53	1,229	1,239
5.50%, 08/15/33 - 07/20/53	431	436
6.50%, 07/15/38	3	3
2.00%, 11/20/50 - 05/20/52	10,130	8,573
TBA, 2.00%, 01/15/54 (b)	3,800	3,218
TBA, 4.00%, 01/15/54 (b)	1,400	1,337
TBA, 4.50%, 01/15/54 (b)	2,125	2,075
TBA, 5.00%, 01/15/54 (b)	2,925	2,907
TBA, 5.50%, 01/15/54 - 02/15/54 (b)	2,950	2,968
TBA, 6.00%, 01/15/54 - 02/15/54 (b)	2,450	2,490
TBA, 6.50%, 01/15/54 - 02/15/54 (b)	1,400	1,433
TBA, 7.00%, 01/15/54 - 02/15/54 (b)	375	385
		281,195
U.S. Treasury Bond 8.6%
Treasury, United States Department of
6.00%, 02/15/26	415	428
5.25%, 11/15/28 - 02/15/29	2,057	2,178
4.50%, 02/15/36 (a)	1,910	2,040
4.38%, 02/15/38 - 08/15/43	2,418	2,505
4.50%, 05/15/38 - 08/15/39	555	590
4.25%, 05/15/39 - 11/15/40	1,790	1,840
4.63%, 02/15/40	40	43
1.13%, 05/15/40	2,245	1,450
3.88%, 08/15/40 - 05/15/43	2,608	2,519
1.38%, 11/15/40 - 08/15/50	5,401	3,116
1.88%, 02/15/41 - 11/15/51	7,210	4,732
4.75%, 02/15/41 - 11/15/53	2,715	2,982
2.25%, 05/15/41 - 02/15/52	9,385	6,687
1.75%, 08/15/41	1,545	1,078
3.75%, 08/15/41 - 11/15/43	2,030	1,917
3.13%, 11/15/41 - 05/15/48	4,492	3,834
2.38%, 02/15/42 - 05/15/51	6,565	4,830
3.00%, 05/15/42 - 08/15/52	15,556	12,772
3.25%, 05/15/42	2,265	1,994
2.75%, 08/15/42 - 11/15/47	4,139	3,290
3.38%, 08/15/42 - 11/15/48	3,217	2,832
4.00%, 11/15/42 - 11/15/52	1,325	1,306
2.88%, 05/15/43 - 05/15/52	5,157	4,154
3.63%, 08/15/43 - 05/15/53	7,946	7,344
4.75%, 11/15/43 (a)	2,000	2,152
2.50%, 05/15/46	1,955	1,468
2.00%, 02/15/50 - 08/15/51	5,304	3,494
1.25%, 05/15/50	4,047	2,192
1.63%, 11/15/50	3,940	2,358
4.13%, 08/15/53	930	944
		89,069
U.S. Government Agency Obligations 1.2%
Council of Federal Home Loan Banks
4.75%, 06/12/26 (c)	1,600	1,621
Federal Farm Credit Banks Consolidated Systemwide Bonds
1.10%, 08/10/29 (c)	500	420
1.23%, 09/10/29 (c)	500	422
1.65%, 07/23/35 (c)	225	166
Federal Home Loan Mortgage Corporation
1.50%, 02/12/25 (c)	680	657
0.38%, 07/21/25 (c)	1,250	1,175
0.63%, 11/25/25 (c)	750	697

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
0.80%, 10/27/26 (c)	200	182
6.75%, 09/15/29 - 03/15/31 (c)	180	208
6.25%, 07/15/32 (a) (c)	605	702
Federal National Mortgage Association, Inc.
0.63%, 04/22/25 (c)	1,000	950
0.50%, 06/17/25 (c)	1,000	944
0.88%, 12/18/26 (c)	225	204
7.25%, 05/15/30 (c)	540	638
6.63%, 11/15/30 (c)	631	726
FHLBanks Office of Finance
0.50%, 04/14/25 (c)	400	380
3.25%, 11/16/28 (c)	950	925
5.50%, 07/15/36 (c)	400	449
Tennessee Valley Authority
5.25%, 09/15/39 (c)	200	213
5.38%, 04/01/56 (c)	300	331
		12,010
Sovereign 1.1%
Aktiebolaget Svensk Exportkredit
4.13%, 06/14/28	300	300
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
4.13%, 08/25/27	500	490
6.55%, 03/14/37	250	278
Gobierno De La Republica Oriental Del Uruguay
4.38%, 10/27/27	190	192
4.13%, 11/20/45	200	182
5.10%, 06/18/50	100	100
4.98%, 04/20/55	100	98
Gobierno Federal de los Estados Unidos Mexicanos
3.75%, 01/11/28	400	386
8.30%, 08/15/31	300	361
4.75%, 04/27/32 - 03/08/44	856	767
4.28%, 08/14/41	500	413
5.55%, 01/21/45	300	287
4.60%, 01/23/46	250	209
5.75%, 10/12/10	100	90
Gouvernement de la Province de Quebec
3.63%, 04/13/28	300	294
Government of Canada
1.63%, 01/22/25 (a)	200	194
Government of the Republic of Panama
6.40%, 02/14/35	200	196
6.70%, 01/26/36	400	398
4.50%, 04/16/50	600	417
Japan Bank For International Cooperation
4.25%, 01/26/26	300	298
Ministry of Defence State of Israel
2.75%, 07/03/30	400	353
3.38%, 01/15/50	200	141
4.50%, 04/03/20	300	233
Ontario, Government of
0.63%, 01/21/26	300	278
Presidencia de la Republica de Chile
3.24%, 02/06/28	400	381
3.25%, 09/21/71	600	401
Sandor-Palota
7.63%, 03/29/41	250	298
Segretariato Generale Della Presidenza Della Repubblica
5.38%, 06/15/33	200	200
The Philippines, Government of
9.50%, 02/02/30	400	502
1.65%, 06/10/31	300	246
6.38%, 01/15/32	500	558
3.70%, 03/01/41	300	257
5.95%, 10/13/47	200	222
The Province of British Columbia, Government of
6.50%, 01/15/26	70	73
The Republic of Indonesia, The Government of
2.85%, 02/14/30	600	542
5.35%, 02/11/49 (a)	200	212
The Republic of Korea, Government of
5.63%, 11/03/25	250	253
Urzad Rady Ministrow
5.50%, 11/16/27	300	311
5.75%, 11/16/32	300	323
		11,734
Commercial Mortgage-Backed Securities 0.8%
Federal Home Loan Mortgage Corporation
Series A2-K046, REMIC, 3.21%, 03/25/25	200	196
Series A2-K062, REMIC, 3.41%, 12/25/26	500	486
Series A2-K082, REMIC, 3.92%, 09/25/28 (d)	750	735
Series A2-K087, REMIC, 3.77%, 12/25/28	500	486
Series A2-K092, REMIC, 3.30%, 04/25/29	400	380
Series A1-K099, REMIC, 2.26%, 06/25/29	351	327
Series A1-K106, REMIC, 1.78%, 10/25/29	293	265
Series A2-K103, REMIC, 2.65%, 11/25/29	600	546
Series A2-K117, REMIC, 1.41%, 08/25/30	500	414
Series A2-K126, REMIC, 2.07%, 01/25/31	400	343
Series AM-K138, REMIC, 1.89%, 01/25/32	300	245
Series K-A2-157, REMIC, 4.20%, 05/25/33	150	147
Series K-A2-1516, REMIC, 1.72%, 05/25/35	750	545
Series K-A2-1521, REMIC, 2.18%, 08/25/36	750	574
Federal National Mortgage Association, Inc.
Series 2016-A2-M1, REMIC, 2.94%, 01/25/26 (d)	208	201
Series 2018-A2-M1, REMIC, 2.99%, 12/25/27 (d)	349	333
Series 2018-A2-M14, REMIC, 3.58%, 08/25/28 (d)	476	459
Series 2019-A2-M5, REMIC, 3.27%, 02/25/29	292	276
Series 2019-A2-M12, REMIC, 2.89%, 06/25/29	491	449
Series 2020-A2-M1, REMIC, 2.44%, 10/25/29	500	446
Series 2020-A2-M8, REMIC, 1.82%, 02/25/30	295	255
Series 2020-A2-M14, REMIC, 1.78%, 05/25/30	321	276
Series 2022-A2-M1, REMIC, 1.67%, 10/25/31 (d)	300	242
		8,626
Municipal 0.8%
Atlanta, City of
2.26%, 11/01/35	400	321
Bay Area Toll Authority
6.26%, 04/01/49	200	232
California, State of
3.50%, 04/01/28	80	78
6.00%, 03/01/33	100	109
7.55%, 04/01/39	300	379
Chicago Transit Authority
6.90%, 12/01/40	189	216
Connecticut, State of
5.85%, 03/15/32	125	133
Cook, County of
6.23%, 11/15/34	100	107
Dallas Convention Center Hotel Development Corporation
7.09%, 01/01/42	200	228
Dallas County Hospital District
5.62%, 08/15/44	300	320
Dallas Independent School District
6.45%, 02/15/35	300	302
District of Columbia, Government of
5.59%, 12/01/34	220	231
Florida Department of Management Services
1.71%, 07/01/27	300	272
Illinois, State of
7.35%, 07/01/35	343	372
Los Angeles Department of Water and Power
5.72%, 07/01/39	245	263
Los Angeles Unified School District
5.76%, 07/01/29	200	208
Massachusetts, Commonwealth of
4.91%, 05/01/29	300	304
Municipal Electric Authority of Georgia
7.06%, 04/01/57	190	212
New Jersey Economic Development Authority
7.43%, 02/15/29	200	216
New Jersey Turnpike Authority
7.10%, 01/01/41	250	302

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
New York City Municipal Water Finance Authority
6.01%, 06/15/42	235	265
New York City Transitional Finance Authority
5.77%, 08/01/36	240	249
New York, City of
5.83%, 10/01/53	200	225
Pennsylvania Turnpike Commission
5.51%, 12/01/45	300	316
Rector and Visitors of the University of Virginia
2.26%, 09/01/50	300	190
San Diego County Water Authority
6.14%, 05/01/49	260	292
Texas A&M University
3.66%, 07/01/47	100	84
Texas Department of Transportation
5.18%, 04/01/30	400	409
Texas, State of
5.52%, 04/01/39	200	214
The Ohio State University
4.91%, 06/01/40	200	200
The Port Authority of New York and New Jersey
6.04%, 12/01/29	200	216
4.46%, 10/01/62	300	274
University of Pittsburgh - of The Commonwealth System of Higher Education
3.56%, 09/15/19	300	207
Wisconsin, State of
5.70%, 05/01/26	305	308
		8,254
Total Government And Agency Obligations (cost $803,776)		747,246
CORPORATE BONDS AND NOTES 26.7%
Financials 9.6%
AerCap Ireland Capital Designated Activity Company
3.88%, 01/23/28	300	286
Ally Financial Inc.
5.80%, 05/01/25	250	250
6.99%, 06/13/29	200	206
6.85%, 01/03/30	200	206
American Express Company
3.95%, 08/01/25	400	394
3.30%, 05/03/27	300	287
4.05%, 12/03/42	200	180
American International Group, Inc.
4.75%, 04/01/48	60	57
4.38%, 06/30/50	350	313
Ameriprise Financial, Inc.
5.15%, 05/15/33	100	103
Aon Corporation
3.75%, 05/02/29	300	287
2.80%, 05/15/30	350	310
Arch Capital Group (U.S.) Inc.
5.14%, 11/01/43	150	142
Ares Capital Corporation
4.25%, 03/01/25	300	294
Arthur J. Gallagher & Co.
3.50%, 05/20/51	45	33
Asian Development Bank
2.13%, 03/19/25	200	194
0.63%, 04/29/25	240	228
1.00%, 04/14/26	300	279
1.50%, 01/20/27	750	694
2.38%, 08/10/27	300	284
2.75%, 01/19/28	400	381
6.38%, 10/01/28	210	227
1.88%, 01/24/30	200	177
4.00%, 01/12/33	300	299
Asian Infrastructure Investment Bank
0.50%, 05/28/25	350	330
Assured Guaranty US Holdings Inc.
6.13%, 09/15/28	300	314
Athene Holding Ltd
3.95%, 05/25/51	300	224
Banco Santander, S.A.
2.75%, 05/28/25 (e)	400	385
5.15%, 08/18/25 (e)	400	398
3.80%, 02/23/28 (e)	400	378
Bank of America Corporation
4.00%, 01/22/25	250	247
1.32%, 06/19/26	165	155
4.83%, 07/22/26	300	298
1.20%, 10/24/26	300	279
5.08%, 01/20/27	300	299
3.59%, 07/21/28	750	712
6.20%, 11/10/28	400	417
3.97%, 03/05/29	150	143
4.27%, 07/23/29	170	164
3.19%, 07/23/30	300	272
2.88%, 10/22/30	400	355
2.50%, 02/13/31	185	159
2.59%, 04/29/31	250	215
1.90%, 07/23/31 (a)	150	123
1.92%, 10/24/31	300	244
2.69%, 04/22/32	255	215
2.30%, 07/21/32	200	163
2.57%, 10/20/32	300	249
2.97%, 02/04/33 - 07/21/52	500	396
5.87%, 09/15/34	250	262
6.11%, 01/29/37	250	267
3.85%, 03/08/37	200	176
4.24%, 04/24/38	120	108
3.31%, 04/22/42	195	152
4.44%, 01/20/48	120	108
3.95%, 01/23/49	75	63
4.33%, 03/15/50	300	263
2.83%, 10/24/51	200	136
3.48%, 03/13/52	55	42
Bank of Montreal
1.50%, 01/10/25 (e)	300	289
0.95%, 01/22/27	600	553
4.70%, 09/14/27 (e)	100	100
Bank of Nova Scotia, The
3.45%, 04/11/25 (e)	300	294
5.45%, 06/12/25 (e)	200	201
1.30%, 09/15/26 (e)	200	182
Banque Developpt Conseil Europe 9
1.38%, 02/27/25	300	289
Barclays PLC
3.65%, 03/16/25 (e)	400	391
5.83%, 05/09/27	300	303
4.84%, 05/09/28 (e)	300	291
2.89%, 11/24/32 (e)	200	164
6.22%, 05/09/34	300	311
5.25%, 08/17/45	250	244
Berkshire Hathaway Finance Corporation
4.30%, 05/15/43	200	188
4.20%, 08/15/48	135	124
2.85%, 10/15/50	200	140
Berkshire Hathaway Inc.
3.13%, 03/15/26	220	214
BlackRock, Inc.
2.40%, 04/30/30	200	178
Blue Owl Capital Corporation
3.40%, 07/15/26	400	372
Blue Owl Credit Income Corp.
7.95%, 06/13/28 (f)	200	208
Brookfield Capital Finance LLC
6.09%, 06/14/33	200	208
Brookfield Corporation
4.00%, 01/15/25	250	247
Brookfield Financial, Inc.
3.90%, 01/25/28	150	144
Canadian Imperial Bank of Commerce
2.25%, 01/28/25 (e)	200	194
0.95%, 10/23/25 (e)	300	280
Capital One Financial Corporation
4.20%, 10/29/25	500	490
6.38%, 06/08/34	400	413

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Caterpillar Financial Services Corporation
4.35%, 05/15/26 (a)	200	200
Chubb INA Holdings Inc.
4.35%, 11/03/45	150	141
CI Financial Corp.
4.10%, 06/15/51	250	147
Cincinnati Financial Corporation
6.13%, 11/01/34	100	105
Citigroup Inc.
5.50%, 09/13/25	300	301
2.01%, 01/25/26 (a)	300	288
3.11%, 04/08/26	250	243
3.20%, 10/21/26	780	744
3.89%, 01/10/28	160	155
3.67%, 07/24/28	450	429
4.13%, 07/25/28	250	240
4.08%, 04/23/29 (a)	115	111
6.63%, 06/15/32	300	326
3.06%, 01/25/33	300	256
3.79%, 03/17/33	200	180
6.27%, 11/17/33	300	321
5.88%, 01/30/42	489	519
4.75%, 05/18/46	200	178
4.28%, 04/24/48	60	53
4.65%, 07/23/48	140	129
Citizens Financial Group, Inc.
2.64%, 09/30/32	300	229
CME Group Inc.
3.00%, 03/15/25 (a)	200	196
Cooperatieve Rabobank U.A.
5.00%, 01/13/25 (e)	300	300
4.38%, 08/04/25	250	246
Corebridge Financial, Inc.
3.65%, 04/05/27	200	193
3.90%, 04/05/32	200	181
4.40%, 04/05/52	200	168
Deutsche Bank Aktiengesellschaft
2.55%, 01/07/28 (a) (e)	300	275
3.55%, 09/18/31 (e)	300	262
3.73%, 01/14/32 (e)	400	334
Discover Bank
4.25%, 03/13/26	200	194
2.70%, 02/06/30	250	212
Equitable Holdings, Inc.
4.35%, 04/20/28	85	82
5.59%, 01/11/33	300	308
5.00%, 04/20/48	100	92
European Bank for Reconstruction and Development
0.50%, 05/19/25 (a)	500	473
European Investment Bank
1.88%, 02/10/25	600	582
1.63%, 03/14/25	210	203
0.38%, 12/15/25 - 03/26/26	525	484
1.38%, 03/15/27	800	736
3.88%, 03/15/28	210	209
Fidelity National Information Services, Inc.
4.70%, 07/15/27	300	300
Fifth Third Bancorp
8.25%, 03/01/38	300	355
Fiserv, Inc.
3.50%, 07/01/29	190	179
4.40%, 07/01/49	100	88
FS KKR Capital Corp.
3.40%, 01/15/26	400	379
GE Capital International Funding Company Unlimited Company
3.37%, 11/15/25	250	243
General Motors Financial Company, Inc.
2.90%, 02/26/25	200	194
1.25%, 01/08/26	200	185
2.40%, 04/10/28	300	269
5.80%, 01/07/29	300	307
5.85%, 04/06/30	300	309
2.35%, 01/08/31	400	331
2.70%, 06/10/31	400	335
HSBC Holdings PLC
5.89%, 08/14/27 (e)	400	406
5.21%, 08/11/28	300	300
2.21%, 08/17/29 (e)	400	349
3.97%, 05/22/30	300	280
5.40%, 08/11/33	500	502
6.25%, 03/09/34	200	212
6.55%, 06/20/34 (e)	200	208
7.40%, 11/13/34	250	274
6.10%, 01/14/42	300	340
Huntington Bancshares Incorporated
6.21%, 08/21/29	300	309
ING Groep N.V.
4.25%, 03/28/33 (e)	200	187
Inter-American Development Bank
2.13%, 01/15/25	500	487
1.75%, 03/14/25	160	154
0.63%, 07/15/25	500	471
1.50%, 01/13/27	750	695
4.00%, 01/12/28	300	300
1.13%, 01/13/31	300	247
3.50%, 04/12/33	95	91
4.38%, 01/24/44	100	99
Intercontinental Exchange, Inc.
2.10%, 06/15/30	400	346
4.60%, 03/15/33	250	249
4.25%, 09/21/48	75	67
3.00%, 09/15/60	85	58
5.20%, 06/15/62	250	256
International Bank for Reconstruction and Development
1.63%, 01/15/25	250	242
0.63%, 04/22/25	430	408
0.38%, 07/28/25	300	281
2.50%, 07/29/25 - 03/29/32	1,640	1,548
0.50%, 10/28/25	500	466
3.13%, 06/15/27	400	388
1.38%, 04/20/28	300	269
4.50%, 06/26/28	200	200
3.50%, 07/12/28	205	201
3.88%, 02/14/30	210	208
1.25%, 02/10/31	195	162
4.75%, 11/14/33	200	211
International Finance Corporation
3.63%, 09/15/25	400	394
J.P. Morgan Chase & Co.
3.13%, 01/23/25	305	298
2.08%, 04/22/26	250	240
8.00%, 04/29/27	200	221
3.54%, 05/01/28	300	287
2.18%, 06/01/28	500	457
4.85%, 07/25/28	150	150
3.51%, 01/23/29	200	190
4.01%, 04/23/29	150	144
4.20%, 07/23/29	640	622
2.74%, 10/15/30	220	195
2.52%, 04/22/31	405	350
2.96%, 05/13/31	350	307
1.76%, 11/19/31	85	69
2.58%, 04/22/32	200	169
2.96%, 01/25/33	300	257
4.91%, 07/25/33	200	197
5.72%, 09/14/33	100	103
5.35%, 06/01/34	500	507
5.60%, 07/15/41	400	425
3.96%, 11/15/48	200	168
3.90%, 01/23/49	105	87
3.11%, 04/22/51	370	266
3.33%, 04/22/52	195	146
Japan Bank For International Cooperation
2.13%, 02/10/25	250	242
2.25%, 11/04/26	400	376
2.00%, 10/17/29	400	353
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Jefferies Group LLC
4.15%, 01/23/30	150	141
John Deere Capital Corporation
4.05%, 09/08/25	100	99
0.70%, 01/15/26	300	278
3.45%, 03/07/29	115	110
1.45%, 01/15/31	200	165
KeyBank National Association
4.15%, 08/08/25	250	243
KeyCorp
2.25%, 04/06/27	250	224
KfW
2.00%, 05/02/25 (a)	680	657
0.38%, 07/18/25	275	258
0.63%, 01/22/26	300	279
3.75%, 02/15/28	300	297
4.13%, 07/15/33	700	704
0.00%, 06/29/37 (g)	150	86
Landwirtschaftliche Rentenbank
2.50%, 11/15/27	400	378
3.88%, 06/14/28	200	199
Lazard Group LLC
4.38%, 03/11/29	300	290
Lloyds Banking Group PLC
5.99%, 08/07/27	200	203
4.34%, 01/09/48	250	201
Markel Group Inc.
4.15%, 09/17/50	300	244
Marsh & Mclennan Companies, Inc.
4.90%, 03/15/49	65	63
5.45%, 03/15/53	100	105
MasterCard Incorporated
4.85%, 03/09/33	100	103
3.85%, 03/26/50	300	263
MetLife, Inc.
5.70%, 06/15/35	100	108
6.40%, 12/15/36	100	103
5.88%, 02/06/41	300	328
5.25%, 01/15/54	300	308
Mitsubishi UFJ Financial Group Inc
3.85%, 03/01/26	500	488
3.84%, 04/17/26	300	294
5.02%, 07/20/28	300	300
5.35%, 09/13/28	300	304
4.32%, 04/19/33	300	286
5.41%, 04/19/34 (a)	200	207
4.29%, 07/26/38	300	281
Mizuho Financial Group, Inc.
4.02%, 03/05/28	500	485
2.20%, 07/10/31	200	167
Moody's Corporation
2.00%, 08/19/31	400	333
Morgan Stanley
4.00%, 07/23/25	750	740
6.25%, 08/09/26	200	206
4.35%, 09/08/26	300	295
3.63%, 01/20/27	600	582
1.59%, 05/04/27	195	180
1.51%, 07/20/27	200	183
5.12%, 02/01/29	300	301
2.70%, 01/22/31	185	162
2.24%, 07/21/32	200	163
2.51%, 10/20/32	130	108
2.94%, 01/21/33	600	511
4.89%, 07/20/33	500	487
6.34%, 10/18/33 (a)	130	140
3.22%, 04/22/42	110	85
4.38%, 01/22/47	200	180
Nasdaq, Inc.
1.65%, 01/15/31 (h)	300	244
2.50%, 12/21/40 (h)	100	69
National Australia Bank Limited
5.20%, 05/13/25	300	302
4.97%, 01/12/26	250	252
2.50%, 07/12/26	500	475
NatWest Group PLC
7.47%, 11/10/26 (e)	400	414
5.81%, 09/13/29	200	205
Nomura Holdings, Inc.
2.65%, 01/16/25 (a)	200	194
Northern Trust Corporation
3.95%, 10/30/25	250	246
ORIX Corporation
3.70%, 07/18/27	200	194
Owl Rock Capital Advisors LLC
8.45%, 11/15/26 (f)	50	52
PACCAR Financial Corp.
4.60%, 01/10/28	250	252
PayPal Holdings, Inc.
1.65%, 06/01/25	300	286
2.85%, 10/01/29	100	92
3.25%, 06/01/50	200	150
PNC Bank, National Association
4.20%, 11/01/25	300	294
Principal Financial Group, Inc.
5.38%, 03/15/33	200	205
5.50%, 03/15/53	100	102
Prospect Capital Corporation
3.36%, 11/15/26	500	450
Prudential Financial, Inc.
3.91%, 12/07/47	313	256
3.70%, 03/13/51	300	237
Royal Bank of Canada
3.38%, 04/14/25 (e)	300	294
3.63%, 05/04/27 (e)	300	290
3.88%, 05/04/32 (a) (e)	300	282
5.00%, 02/01/33 (e)	150	153
S&P Global Inc.
2.45%, 03/01/27	200	189
4.75%, 08/01/28	100	102
2.50%, 12/01/29	200	180
2.90%, 03/01/32	200	177
Santander Holdings USA, Inc.
4.50%, 07/17/25	500	493
6.50%, 03/09/29	200	207
Santander UK Group Holdings PLC
1.67%, 06/14/27 (e)	500	454
State Street Corporation
5.27%, 08/03/26	200	203
3.03%, 11/01/34	230	206
Sumitomo Mitsui Financial Group, Inc.
3.45%, 01/11/27	150	144
5.52%, 01/13/28	300	307
3.54%, 01/17/28	200	191
3.04%, 07/16/29	300	273
The Charles Schwab Corporation
5.88%, 08/24/26	200	205
1.65%, 03/11/31	300	241
6.14%, 08/24/34	200	210
The Export-Import Bank of Korea
3.25%, 11/10/25	400	389
The Goldman Sachs Group, Inc.
3.75%, 05/22/25	1,000	980
4.25%, 10/21/25	500	491
5.80%, 08/10/26	200	202
3.85%, 01/26/27	110	107
1.54%, 09/10/27	150	136
1.95%, 10/21/27	170	156
2.64%, 02/24/28	300	278
3.81%, 04/23/29	150	142
2.60%, 02/07/30	500	439
2.62%, 04/22/32	205	172
2.38%, 07/21/32	200	164
2.65%, 10/21/32	160	133
3.10%, 02/24/33	300	258
6.75%, 10/01/37	350	386
4.41%, 04/23/39	90	82
6.25%, 02/01/41	250	278
3.21%, 04/22/42	125	96
4.75%, 10/21/45	230	219

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
The Hartford Financial Services Group, Inc.
6.10%, 10/01/41	75	80
The Korea Development Bank
3.38%, 09/16/25	500	488
The PNC Financial Services Group, Inc.
5.81%, 06/12/26	300	302
3.15%, 05/19/27	400	380
3.45%, 04/23/29 (a)	200	189
2.55%, 01/22/30	400	348
5.94%, 08/18/34	400	416
The Progressive Corporation
4.35%, 04/25/44	200	178
4.13%, 04/15/47	50	44
The Toronto-Dominion Bank
0.75%, 09/11/25 (e)	400	373
5.53%, 07/17/26 (e)	400	408
5.26%, 12/11/26 (e)	200	204
3.20%, 03/10/32 (e)	200	177
The Travelers Companies, Inc.
6.38%, 03/15/33	200	228
4.00%, 05/30/47	100	86
Toyota Motor Credit Corporation
4.80%, 01/10/25	250	250
1.80%, 02/13/25	400	386
0.80%, 10/16/25 - 01/09/26	600	559
2.15%, 02/13/30	500	440
1.65%, 01/10/31	100	83
4.70%, 01/12/33	100	103
Truist Bank
3.63%, 09/16/25	500	484
Truist Financial Corporation
6.05%, 06/08/27	200	202
7.16%, 10/30/29	400	432
U.S. Bancorp
3.15%, 04/27/27	500	475
1.38%, 07/22/30	100	81
U.S. Bank National Association
2.80%, 01/27/25	500	487
UBS Group AG
4.88%, 05/15/45 (e)	350	330
Unum Group
4.50%, 12/15/49	300	237
Visa Inc.
3.15%, 12/14/25	305	298
1.10%, 02/15/31	300	243
2.70%, 04/15/40	200	154
3.65%, 09/15/47	45	38
2.00%, 08/15/50	280	173
Wells Fargo & Company
3.00%, 02/19/25 - 10/23/26	1,740	1,666
2.16%, 02/11/26	160	154
4.10%, 06/03/26	200	195
4.54%, 08/15/26	200	198
3.58%, 05/22/28	250	238
4.15%, 01/24/29	130	126
2.57%, 02/11/31	360	312
4.90%, 07/25/33	400	389
3.07%, 04/30/41	300	227
5.61%, 01/15/44	350	349
4.90%, 11/17/45	250	228
4.75%, 12/07/46	200	177
Wells Fargo Bank, National Association
5.45%, 08/07/26	250	254
5.25%, 12/11/26	250	253
Westpac Banking Corporation
2.85%, 05/13/26	90	86
2.70%, 08/19/26	250	239
5.54%, 11/17/28	200	208
6.82%, 11/17/33 (e)	250	272
4.11%, 07/24/34 (e)	500	454
3.02%, 11/18/36	85	69
4.42%, 07/24/39 (e)	50	43
Willis North America Inc.
3.88%, 09/15/49	300	232
		99,534
Health Care 2.8%
Abbott Laboratories
2.95%, 03/15/25	250	245
1.40%, 06/30/30	300	254
6.00%, 04/01/39	100	114
4.75%, 04/15/43	200	203
AbbVie Inc.
3.80%, 03/15/25	400	395
3.60%, 05/14/25 (a)	140	138
3.20%, 05/14/26 - 11/21/29	550	521
4.25%, 11/14/28	100	99
4.30%, 05/14/36	115	110
4.05%, 11/21/39	400	362
4.45%, 05/14/46	140	129
4.88%, 11/14/48	100	98
Aetna Inc.
6.63%, 06/15/36	150	168
4.13%, 11/15/42	200	167
Amgen Inc.
2.60%, 08/19/26 (a)	180	171
2.45%, 02/21/30	80	71
5.25%, 03/02/30	400	412
2.30%, 02/25/31	350	299
3.15%, 02/21/40	265	206
3.38%, 02/21/50	265	198
4.66%, 06/15/51	408	371
3.00%, 01/15/52	200	140
AstraZeneca Finance LLC
4.90%, 03/03/30	200	206
AstraZeneca PLC
3.38%, 11/16/25	115	112
1.38%, 08/06/30	80	66
6.45%, 09/15/37	250	292
4.38%, 11/16/45 - 08/17/48	130	122
Baxalta Incorporated
4.00%, 06/23/25	250	246
5.25%, 06/23/45	60	60
Baxter International Inc.
1.92%, 02/01/27	145	133
2.54%, 02/01/32 (a)	100	84
Becton, Dickinson and Company
3.70%, 06/06/27	300	291
Biogen Inc.
4.05%, 09/15/25	440	433
Boston Scientific Corporation
1.90%, 06/01/25	400	383
Bristol-Myers Squibb Company
3.90%, 02/20/28	200	197
3.40%, 07/26/29	75	71
1.45%, 11/13/30 (a)	90	74
2.95%, 03/15/32	85	76
4.13%, 06/15/39	100	90
3.55%, 03/15/42	60	49
4.35%, 11/15/47	70	62
4.55%, 02/20/48	70	64
4.25%, 10/26/49	190	164
2.55%, 11/13/50	85	54
Cardinal Health, Inc.
3.75%, 09/15/25	100	98
3.41%, 06/15/27	200	192
Centene Corporation
2.45%, 07/15/28	365	326
2.63%, 08/01/31	305	255
Cottage Health
3.30%, 11/01/49	300	225
CVS Health Corporation
4.10%, 03/25/25	400	396
2.88%, 06/01/26	200	191
4.30%, 03/25/28	620	609
3.25%, 08/15/29	600	559
1.75%, 08/21/30	95	78
2.70%, 08/21/40	70	50
5.13%, 07/20/45	200	189
5.05%, 03/25/48	470	439

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Elevance Health, Inc.
2.25%, 05/15/30	350	303
4.38%, 12/01/47	80	71
3.60%, 03/15/51	70	55
Eli Lilly and Company
3.38%, 03/15/29	250	240
2.25%, 05/15/50	250	162
2.50%, 09/15/60	300	189
GE HealthCare Technologies Inc.
5.65%, 11/15/27	130	135
5.91%, 11/22/32	100	107
Gilead Sciences, Inc.
3.65%, 03/01/26	300	294
2.95%, 03/01/27	550	524
1.20%, 10/01/27	210	187
1.65%, 10/01/30	400	335
2.60%, 10/01/40	100	74
4.15%, 03/01/47	150	130
GlaxoSmithKline Capital Inc.
3.88%, 05/15/28	120	118
HCA Inc.
4.13%, 06/15/29	100	96
5.13%, 06/15/39	50	48
5.50%, 06/15/47	300	289
5.25%, 06/15/49	100	94
5.90%, 06/01/53	200	205
Hoag Memorial Hospital Presbyterian
3.80%, 07/15/52	200	165
Humana Inc.
5.95%, 03/15/34	250	268
4.95%, 10/01/44 (a)	200	190
Johnson & Johnson
2.45%, 03/01/26 - 09/01/60	550	466
3.63%, 03/03/37	100	92
5.95%, 08/15/37	250	288
3.50%, 01/15/48	50	42
McKesson Corporation
5.10%, 07/15/33	200	206
MedStar Health, Inc.
3.63%, 08/15/49	200	152
Medtronic Global Holdings S.C.A.
4.50%, 03/30/33	100	100
Medtronic, Inc.
4.38%, 03/15/35	200	195
4.63%, 03/15/45	284	276
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	150	131
4.20%, 07/01/55	250	219
Merck & Co., Inc.
2.15%, 12/10/31	120	103
3.90%, 03/07/39	50	45
2.35%, 06/24/40	55	40
3.70%, 02/10/45	250	213
4.00%, 03/07/49	80	71
2.45%, 06/24/50	70	46
5.00%, 05/17/53	200	206
2.90%, 12/10/61	160	107
5.15%, 05/17/63	100	104
Mylan II B.V.
5.25%, 06/15/46 (a)	85	71
Northwell Health, Inc.
3.98%, 11/01/46	500	406
Novartis Capital Corporation
2.00%, 02/14/27 (a)	400	375
2.20%, 08/14/30	95	84
4.40%, 05/06/44	200	192
2.75%, 08/14/50	65	47
Pfizer Inc.
0.80%, 05/28/25	300	284
2.75%, 06/03/26 (a)	475	455
6.60%, 12/01/28 (i)	50	55
4.20%, 09/15/48	50	45
4.00%, 03/15/49	65	57
Pfizer Investment Enterprises Pte. Ltd
4.65%, 05/19/30	300	303
5.34%, 05/19/63	300	303
Providence St. Joseph Health
3.74%, 10/01/47	350	267
Quest Diagnostics Incorporated
3.50%, 03/30/25	300	294
Shire Acquisitions Investments Ireland Designated Activity Company
3.20%, 09/23/26	500	481
Stryker Corporation
3.50%, 03/15/26	250	244
4.85%, 12/08/28	200	202
4.10%, 04/01/43	200	177
The Cigna Group
4.38%, 10/15/28	210	208
4.80%, 08/15/38 - 07/15/46	820	788
3.88%, 10/15/47	60	49
4.90%, 12/15/48	160	152
The New York and Presbyterian Hospital
4.06%, 08/01/56	300	252
Thermo Fisher Scientific Inc.
5.30%, 02/01/44	200	209
Trinity Health Group, Ltd.
4.13%, 12/01/45	250	218
UnitedHealth Group Incorporated
3.75%, 07/15/25 - 10/15/47	200	187
5.25%, 02/15/28	200	207
3.88%, 12/15/28	200	196
4.25%, 01/15/29 - 06/15/48	180	172
5.30%, 02/15/30	200	208
2.30%, 05/15/31	80	69
4.20%, 05/15/32 - 01/15/47	400	378
5.35%, 02/15/33 (a)	200	211
5.80%, 03/15/36	150	164
3.50%, 08/15/39 (a)	250	213
3.05%, 05/15/41	80	63
4.45%, 12/15/48	60	55
5.88%, 02/15/53	100	113
6.05%, 02/15/63 (a)	100	115
Viatris Inc.
2.70%, 06/22/30	90	76
3.85%, 06/22/40	80	60
4.00%, 06/22/50	110	77
Wyeth LLC
5.95%, 04/01/37	250	273
Zoetis Inc.
5.40%, 11/14/25	200	202
2.00%, 05/15/30	200	172
5.60%, 11/16/32	200	214
		28,831
Utilities 2.3%
AEP Texas Inc.
3.45%, 01/15/50	10	7
AEP Transmission Company, LLC
5.40%, 03/15/53	100	104
Alabama Power Company
6.00%, 03/01/39	250	270
3.70%, 12/01/47	200	159
3.13%, 07/15/51	200	142
Ameren Corporation
5.00%, 01/15/29	200	201
Ameren Illinois Company
3.25%, 03/01/25	250	245
American Water Capital Corp.
3.75%, 09/01/47	100	82
Appalachian Power Company
3.70%, 05/01/50	400	298
Arizona Public Service Company
4.50%, 04/01/42	100	87
Atmos Energy Corporation
1.50%, 01/15/31 (a)	300	245
5.90%, 11/15/33	300	326
6.20%, 11/15/53	200	234
Baltimore Gas and Electric Company
2.25%, 06/15/31	300	256
5.40%, 06/01/53	200	206

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Berkshire Hathaway Energy Company
3.25%, 04/15/28 (a)	200	190
6.13%, 04/01/36	400	433
3.80%, 07/15/48	100	79
CenterPoint Energy Houston Electric, LLC
4.45%, 10/01/32	100	98
CenterPoint Energy, Inc.
2.95%, 03/01/30	200	177
CMS Energy Corporation
4.75%, 06/01/50	300	271
Consolidated Edison Company of New York, Inc.
5.50%, 03/15/34 - 12/01/39	400	408
5.70%, 06/15/40	100	104
3.88%, 06/15/47	300	243
Dominion Energy, Inc.
2.85%, 08/15/26	350	331
3.38%, 04/01/30	250	230
DTE Electric Company
3.38%, 03/01/25	200	197
2.63%, 03/01/31	250	219
2.95%, 03/01/50	400	279
Duke Energy Corporation
2.45%, 02/01/30 (a)	500	445
2.45%, 06/01/30	300	261
5.30%, 02/15/40	300	303
3.20%, 08/15/49	250	182
Duke Energy Florida, LLC
3.40%, 10/01/46	60	45
Duke Energy Indiana, LLC
6.12%, 10/15/35	250	267
Duke Energy Progress NC Storm Funding LLC
2.39%, 07/01/37	100	82
Duke Energy Progress, LLC
4.20%, 08/15/45	250	214
5.35%, 03/15/53	100	101
Edison International
6.95%, 11/15/29	200	217
Eversource Energy
3.30%, 01/15/28	200	190
Exelon Corporation
3.95%, 06/15/25	150	147
4.95%, 06/15/35	250	239
Florida Power & Light Company
5.05%, 04/01/28	100	102
3.70%, 12/01/47	40	33
4.13%, 06/01/48	600	526
Iberdrola International B.V.
6.75%, 07/15/36	150	174
Idaho Power Company
5.50%, 03/15/53	100	102
Kentucky Utilities Company
5.13%, 11/01/40	150	146
MidAmerican Energy Company
6.75%, 12/30/31	50	57
3.15%, 04/15/50	125	90
National Fuel Gas Company
3.95%, 09/15/27 (h)	301	286
NextEra Energy Capital Holdings, Inc.
4.90%, 02/28/28	200	202
5.00%, 02/28/30	200	202
2.25%, 06/01/30	400	342
5.05%, 02/28/33	200	200
5.25%, 02/28/53	200	196
NiSource Finance Corp.
3.49%, 05/15/27	200	193
NiSource Inc.
0.95%, 08/15/25	300	281
5.25%, 03/30/28	100	102
1.70%, 02/15/31 (a)	500	405
Northern States Power Company
4.13%, 05/15/44	500	439
5.10%, 05/15/53	200	202
NorthWestern Corporation
4.18%, 11/15/44	150	125
NSTAR Electric Company
3.20%, 05/15/27 (a)	200	193
4.95%, 09/15/52	100	98
Ohio Power Company
2.60%, 04/01/30	200	176
Oncor Electric Delivery Company LLC
5.75%, 03/15/29	150	158
5.25%, 09/30/40	200	204
3.80%, 09/30/47	200	163
One Gas, Inc.
5.10%, 04/01/29	200	204
Pacific Gas And Electric Company
3.15%, 01/01/26	345	331
2.10%, 08/01/27	435	392
4.55%, 07/01/30 (a)	235	224
6.95%, 03/15/34	200	220
4.50%, 07/01/40	240	203
4.95%, 07/01/50	275	235
3.50%, 08/01/50	105	73
PacifiCorp
6.25%, 10/15/37	200	213
5.50%, 05/15/54	200	196
PECO Energy Company
4.15%, 10/01/44	250	219
2.85%, 09/15/51	250	169
PG&E Wildfire Recovery Funding LLC
5.21%, 12/01/47	100	101
5.10%, 06/01/52	225	226
PPL Capital Funding, Inc.
4.13%, 04/15/30	250	237
PPL Electric Utilities Corporation
3.95%, 06/01/47	200	171
3.00%, 10/01/49	250	180
Progress Energy, Inc.
7.75%, 03/01/31	300	346
Public Service Electric And Gas Company
3.00%, 05/15/27	200	191
5.50%, 03/01/40	200	206
2.05%, 08/01/50	300	175
Public Service Enterprise Group Incorporated
1.60%, 08/15/30	200	164
Puget Energy, Inc.
5.76%, 10/01/39	200	207
3.25%, 09/15/49	170	121
San Diego Gas & Electric Company
2.50%, 05/15/26	250	238
1.70%, 10/01/30	200	166
Sempra
5.40%, 08/01/26	200	203
5.50%, 08/01/33	200	207
4.00%, 02/01/48	50	41
Southern California Edison Company
5.95%, 11/01/32 - 02/01/38	400	428
6.00%, 01/15/34	75	82
5.63%, 02/01/36	195	198
4.05%, 03/15/42	200	168
Southern Company Gas Capital Corporation
4.40%, 05/30/47	200	169
3.15%, 09/30/51	400	273
Southwest Gas Corporation
5.45%, 03/23/28	100	103
System Energy Resources, Inc.
6.00%, 04/15/28	100	102
The Cleveland Electric Illuminating Company
5.95%, 12/15/36	250	256
The Southern Company
3.70%, 04/30/30 (e)	250	235
4.40%, 07/01/46	400	352
Union Electric Company
3.65%, 04/15/45	350	276
Virginia Electric and Power Company
6.00%, 05/15/37	200	211
4.45%, 02/15/44	100	89
4.00%, 11/15/46	300	248

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Washington Gas Light Company
3.80%, 09/15/46	200	152
Wisconsin Electric Power Company
4.75%, 09/30/32	100	101
Xcel Energy Inc.
2.60%, 12/01/29	300	268
		23,781
Communication Services 1.9%
Alphabet Inc.
0.45%, 08/15/25	250	235
2.00%, 08/15/26	300	284
1.10%, 08/15/30	280	232
2.25%, 08/15/60	225	139
America Movil, S.A.B. De C.V.
6.38%, 03/01/35	100	112
4.38%, 07/16/42	200	181
AT&T Inc.
2.30%, 06/01/27	500	465
4.35%, 03/01/29 - 06/15/45	255	240
2.55%, 12/01/33	751	611
4.50%, 05/15/35 - 03/09/48	1,606	1,473
3.65%, 06/01/51 - 09/15/59	706	525
British Telecommunications Public Limited Company
9.63%, 12/15/30 (h) (i)	250	310
Charter Communications Operating, LLC
4.91%, 07/23/25	340	337
6.65%, 02/01/34	250	263
5.38%, 04/01/38	200	180
6.48%, 10/23/45	210	207
5.75%, 04/01/48	100	89
4.80%, 03/01/50	200	155
5.25%, 04/01/53	200	168
4.40%, 12/01/61	75	52
5.50%, 04/01/63	300	251
Comcast Corporation
3.38%, 08/15/25 (a)	290	284
4.15%, 10/15/28	650	641
4.55%, 01/15/29	100	100
6.50%, 11/15/35	100	114
6.95%, 08/15/37	250	297
3.90%, 03/01/38	70	63
4.00%, 08/15/47 - 03/01/48	410	345
4.70%, 10/15/48	365	349
2.45%, 08/15/52	750	465
5.50%, 05/15/64	120	126
Deutsche Telekom International Finance B.V.
8.75%, 06/15/30 (h) (i)	300	361
Electronic Arts Inc.
2.95%, 02/15/51 (a)	300	212
Fox Corporation
6.50%, 10/13/33	200	216
5.48%, 01/25/39	65	63
5.58%, 01/25/49	80	77
Meta Platforms, Inc.
4.80%, 05/15/30	100	103
4.95%, 05/15/33	85	88
5.60%, 05/15/53	200	217
5.75%, 05/15/63	165	181
NBCUniversal Media, LLC
6.40%, 04/30/40	250	281
Omnicom Group Inc.
2.60%, 08/01/31 (a)	375	322
Orange
5.38%, 01/13/42	100	102
5.50%, 02/06/44	300	310
Paramount Global
7.88%, 07/30/30	125	136
Rogers Communications Inc.
3.63%, 12/15/25	300	291
3.70%, 11/15/49	250	191
4.55%, 03/15/52	300	262
Telefonica Emisiones SA
5.52%, 03/01/49	300	289
Telefonica Europe B.V.
8.25%, 09/15/30	250	293
T-Mobile USA, Inc.
3.50%, 04/15/25	340	333
2.05%, 02/15/28	900	812
3.88%, 04/15/30	435	413
2.55%, 02/15/31	400	344
4.50%, 04/15/50	160	142
5.75%, 01/15/54	200	213
3.60%, 11/15/60	100	73
5.80%, 09/15/62	100	107
TWDC Enterprises 18 Corp.
7.00%, 03/01/32	50	58
Verizon Communications Inc.
3.38%, 02/15/25	223	219
1.45%, 03/20/26	325	303
4.13%, 03/16/27 (a)	300	296
4.33%, 09/21/28	400	396
4.02%, 12/03/29	982	951
1.75%, 01/20/31	130	107
2.36%, 03/15/32	250	208
2.65%, 11/20/40	180	130
3.40%, 03/22/41	215	172
3.70%, 03/22/61	405	308
Vodafone Group Public Limited Company
5.25%, 05/30/48	175	171
4.25%, 09/17/50	75	62
5.13%, 06/19/59	110	101
5.75%, 02/10/63	50	50
Walt Disney Company, The
2.00%, 09/01/29	625	555
6.20%, 12/15/34	50	57
2.75%, 09/01/49	225	154
3.80%, 05/13/60	350	285
		20,308
Information Technology 1.9%
Adobe Inc.
2.30%, 02/01/30	200	178
Apple Inc.
0.70%, 02/08/26	255	236
2.45%, 08/04/26	320	305
3.35%, 02/09/27 - 08/08/32	475	459
3.20%, 05/11/27	150	145
3.00%, 11/13/27	620	595
4.00%, 05/10/28	200	200
2.20%, 09/11/29	300	271
1.65%, 05/11/30 - 02/08/31	445	378
4.30%, 05/10/33 (a)	200	203
2.38%, 02/08/41	90	66
4.25%, 02/09/47 (a)	60	57
3.75%, 09/12/47	60	51
2.95%, 09/11/49	300	221
2.65%, 05/11/50	250	172
4.85%, 05/10/53	100	102
2.80%, 02/08/61	240	164
Applied Materials, Inc.
3.90%, 10/01/25	350	345
Autodesk, Inc.
4.38%, 06/15/25	250	248
Broadcom Corporation
3.50%, 01/15/28	300	288
Broadcom Inc.
3.15%, 11/15/25	100	97
4.75%, 04/15/29	200	200
5.00%, 04/15/30	250	254
4.15%, 11/15/30	100	96
3.47%, 04/15/34 (f)	255	222
3.50%, 02/15/41 (f)	300	238
3.75%, 02/15/51 (f)	300	237
Cisco Systems, Inc.
3.50%, 06/15/25	100	98
2.50%, 09/20/26	400	381
Corning Incorporated
5.75%, 08/15/40	95	97

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
3.90%, 11/15/49	300	244
4.38%, 11/15/57	40	35
Dell International L.L.C.
5.85%, 07/15/25 (h)	250	253
6.02%, 06/15/26 (h)	425	435
6.20%, 07/15/30 (h)	250	268
8.10%, 07/15/36 (h)	79	97
8.35%, 07/15/46 (h)	13	17
3.45%, 12/15/51	22	16
DXC Technology Company
2.38%, 09/15/28	300	263
Hewlett Packard Enterprise Company
4.90%, 10/15/25 (a) (i)	180	179
6.10%, 04/01/26	200	200
6.35%, 10/15/45 (i)	90	97
Intel Corporation
3.70%, 07/29/25	250	246
3.15%, 05/11/27	150	144
4.88%, 02/10/28	130	132
2.45%, 11/15/29	250	225
5.20%, 02/10/33 (a)	115	120
2.80%, 08/12/41	300	225
4.10%, 05/11/47	150	131
3.73%, 12/08/47	120	98
3.25%, 11/15/49	80	59
5.05%, 08/05/62	105	105
5.90%, 02/10/63 (a)	125	140
International Business Machines Corporation
4.00%, 07/27/25 - 06/20/42	500	472
7.00%, 10/30/25	200	208
3.50%, 05/15/29	210	200
5.88%, 11/29/32	100	109
4.15%, 05/15/39	250	227
4.25%, 05/15/49	150	132
Intuit Inc.
5.20%, 09/15/33	100	105
5.50%, 09/15/53	300	329
KLA Corporation
3.30%, 03/01/50	300	229
Micron Technology, Inc.
5.38%, 04/15/28	200	204
Microsoft Corporation
3.13%, 11/03/25	680	664
3.40%, 06/15/27 (f)	200	193
2.53%, 06/01/50	377	257
2.92%, 03/17/52	210	155
2.68%, 06/01/60	179	120
3.04%, 03/17/62	220	158
Motorola Solutions, Inc.
4.60%, 05/23/29	300	298
NVIDIA Corporation
1.55%, 06/15/28	300	269
3.50%, 04/01/40	300	261
Oracle Corporation
2.65%, 07/15/26	500	474
3.25%, 11/15/27	210	200
2.88%, 03/25/31	230	204
6.25%, 11/09/32	110	120
3.90%, 05/15/35	350	312
3.80%, 11/15/37	200	170
3.60%, 04/01/40	400	319
4.50%, 07/08/44	200	175
4.13%, 05/15/45	200	164
6.90%, 11/09/52	105	123
5.55%, 02/06/53	95	95
4.38%, 05/15/55	310	257
4.10%, 03/25/61	235	180
Qualcomm Incorporated
5.40%, 05/20/33	200	216
4.65%, 05/20/35	60	61
4.50%, 05/20/52	250	234
6.00%, 05/20/53 (a)	100	115
Roper Technologies, Inc.
1.40%, 09/15/27	300	268
TD SYNNEX Corporation
1.75%, 08/09/26 (h)	200	182
2.65%, 08/09/31 (h)	200	162
Texas Instruments Incorporated
4.90%, 03/14/33	100	104
4.15%, 05/15/48	75	68
5.00%, 03/14/53	200	205
VMware, Inc.
4.70%, 05/15/30 (h)	250	247
		19,578
Energy 1.8%
Apache Corporation
4.25%, 01/15/30	200	187
Baker Hughes Holdings LLC
3.34%, 12/15/27	400	382
4.49%, 05/01/30	500	499
BP Capital Markets America Inc.
3.63%, 04/06/30	750	718
4.81%, 02/13/33	95	96
2.94%, 06/04/51	85	59
BP Capital Markets P.L.C.
3.28%, 09/19/27	90	87
Burlington Resources Finance Co
7.20%, 08/15/31	100	115
Canadian Natural Resources Limited
5.85%, 02/01/35	150	153
6.25%, 03/15/38	150	158
Cenovus Energy Inc.
6.75%, 11/15/39	87	95
Cheniere Corpus Christi Holdings, LLC
5.88%, 03/31/25 (a)	180	180
Cheniere Energy Partners, L.P.
5.95%, 06/30/33 (f)	200	205
Chevron Corporation
2.95%, 05/16/26	110	106
2.24%, 05/11/30	180	159
Chevron U.S.A. Inc.
2.34%, 08/12/50	40	26
Columbia Pipeline Group, Inc.
5.80%, 06/01/45	100	100
Conoco Funding Company
7.25%, 10/15/31	75	87
ConocoPhillips
6.95%, 04/15/29	200	223
ConocoPhillips Company
5.05%, 09/15/33	300	308
3.76%, 03/15/42	300	254
Devon Energy Corporation
5.85%, 12/15/25	57	58
Enable Midstream Partners, LP
4.95%, 05/15/28	300	299
Enbridge Energy Partners, L.P.
7.50%, 04/15/38	200	234
Enbridge Inc.
6.70%, 11/15/53	50	58
Energy Transfer LP
4.75%, 01/15/26 (a)	350	348
4.95%, 06/15/28	300	300
3.75%, 05/15/30	250	232
6.55%, 12/01/33	75	81
7.50%, 07/01/38	200	233
6.50%, 02/01/42	150	159
5.00%, 05/15/50	200	178
Enterprise Products Operating LLC
3.70%, 02/15/26	350	345
2.80%, 01/31/30	250	226
6.88%, 03/01/33	25	29
6.45%, 09/01/40	100	113
4.45%, 02/15/43	150	137
4.95%, 10/15/54	300	289
3.95%, 01/31/60	100	81
Equinor ASA
3.13%, 04/06/30	300	281
3.95%, 05/15/43	300	264

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Exxon Mobil Corporation
3.04%, 03/01/26	315	306
2.28%, 08/16/26	150	143
2.61%, 10/15/30	360	321
3.00%, 08/16/39	300	240
4.11%, 03/01/46	205	183
3.10%, 08/16/49	200	148
Halliburton Company
3.80%, 11/15/25	58	57
7.45%, 09/15/39	250	311
5.00%, 11/15/45	120	116
Hess Corporation
7.30%, 08/15/31	23	27
5.60%, 02/15/41	400	421
HF Sinclair Corporation
6.38%, 04/15/27 (f)	200	202
Kinder Morgan Energy Partners, L.P.
5.00%, 03/01/43	300	269
5.40%, 09/01/44	250	235
Kinder Morgan, Inc.
5.30%, 12/01/34	350	347
3.60%, 02/15/51	300	215
Magellan Midstream Partners, L.P.
3.25%, 06/01/30 (a)	250	226
Marathon Petroleum Corporation
6.50%, 03/01/41	300	323
MPLX LP
4.88%, 06/01/25 (a)	250	249
4.50%, 04/15/38	105	94
5.50%, 02/15/49	80	77
4.90%, 04/15/58	110	94
ONEOK Partners, L.P.
6.65%, 10/01/36	150	163
ONEOK, Inc.
4.00%, 07/13/27	200	194
4.55%, 07/15/28	50	49
5.65%, 11/01/28	150	155
6.63%, 09/01/53	150	168
Ovintiv Canada ULC
7.20%, 11/01/31	130	141
Phillips 66
4.65%, 11/15/34	250	242
4.90%, 10/01/46	150	140
Plains All American Pipeline, L.P.
4.30%, 01/31/43	200	160
Sabine Pass Liquefaction, LLC
5.00%, 03/15/27	100	100
4.20%, 03/15/28	300	294
4.50%, 05/15/30 (a)	250	244
Shell International Finance B.V.
2.75%, 04/06/30	250	228
6.38%, 12/15/38	200	230
4.00%, 05/10/46	155	134
3.13%, 11/07/49	200	147
3.25%, 04/06/50	250	188
Suncor Energy Inc.
4.00%, 11/15/47	340	270
Targa Resources Corp.
6.50%, 03/30/34	200	217
The Williams Companies, Inc.
3.50%, 11/15/30	250	229
TotalEnergies Capital International
3.46%, 07/12/49	50	39
TransCanada PipeLines Limited
4.88%, 01/15/26 - 05/15/48	410	404
6.20%, 03/09/26	200	200
4.10%, 04/15/30	250	238
6.20%, 10/15/37	100	106
5.00%, 10/16/43	150	140
Transcontinental Gas Pipe Line Company, LLC
3.25%, 05/15/30	250	227
Western Midstream Operating, LP
4.65%, 07/01/26	200	197
4.75%, 08/15/28	100	98
Williams Partners L.P.
4.00%, 09/15/25	350	344
3.75%, 06/15/27	300	289
6.30%, 04/15/40	200	214
		18,935
Industrials 1.8%
3M Company
2.38%, 08/26/29	690	611
Air Lease Corporation
3.25%, 03/01/25 (a)	300	292
2.20%, 01/15/27	200	183
5.30%, 02/01/28	300	303
Allegion US Holding Company Inc.
3.55%, 10/01/27	300	285
Burlington Northern Santa Fe, LLC
6.15%, 05/01/37	100	112
5.75%, 05/01/40	400	437
Canadian National Railway Company
3.65%, 02/03/48	300	249
Canadian Pacific Kansas City Limited
3.50%, 05/01/50	300	231
6.13%, 09/15/15	90	99
Carrier Global Corporation
2.72%, 02/15/30 (a)	125	112
5.90%, 03/15/34 (f)	250	271
3.58%, 04/05/50	305	237
Caterpillar Inc.
3.25%, 04/09/50 (a)	250	197
CSX Corporation
3.80%, 03/01/28 (a)	300	294
5.50%, 04/15/41	205	214
4.30%, 03/01/48	50	44
3.95%, 05/01/50	300	252
Cummins Inc.
1.50%, 09/01/30	300	250
2.60%, 09/01/50	200	133
Deere & Company
3.90%, 06/09/42	200	180
Dover Corporation
5.38%, 03/01/41	150	152
Eaton Corporation
4.15%, 11/02/42	100	92
Equifax Inc.
3.10%, 05/15/30 (a)	250	224
FedEx Corporation
3.25%, 04/01/26	300	290
4.25%, 05/15/30	300	293
3.88%, 08/01/42	200	167
5.25%, 05/15/50	100	100
Fortune Brands Innovations, Inc.
5.88%, 06/01/33	200	209
GATX Corporation
6.90%, 05/01/34	200	220
General Electric Company
6.88%, 01/10/39	300	363
Honeywell International Inc.
1.10%, 03/01/27	300	272
1.75%, 09/01/31	250	209
3.81%, 11/21/47	300	259
Howmet Aerospace Inc.
3.00%, 01/15/29	300	274
Ingersoll-Rand Luxembourg Finance S.A.
3.50%, 03/21/26	200	194
3.80%, 03/21/29	200	194
4.50%, 03/21/49	200	185
Kennametal Inc.
4.63%, 06/15/28	100	98
L3Harris Technologies, Inc.
3.83%, 04/27/25	250	246
2.90%, 12/15/29	300	272
5.05%, 04/27/45	250	247
Lockheed Martin Corporation
3.55%, 01/15/26	100	98
4.50%, 05/15/36	105	104

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
4.07%, 12/15/42	243	220
4.09%, 09/15/52	107	95
Norfolk Southern Corporation
2.30%, 05/15/31	300	258
2.90%, 08/25/51	250	171
5.95%, 03/15/64	100	112
Northrop Grumman Corporation
3.25%, 01/15/28	150	143
3.85%, 04/15/45	250	210
Otis Worldwide Corporation
3.11%, 02/15/40	300	240
Parker-Hannifin Corporation
4.00%, 06/14/49	40	35
Republic Services, Inc.
4.88%, 04/01/29 (a)	100	102
5.00%, 12/15/33 - 04/01/34	300	306
RTX Corporation
3.13%, 05/04/27	400	380
4.13%, 11/16/28	395	386
6.10%, 03/15/34	250	271
4.50%, 06/01/42 (a)	300	273
4.80%, 12/15/43	25	23
4.05%, 05/04/47	200	167
4.63%, 11/16/48	90	82
6.40%, 03/15/54	200	231
Snap-on Incorporated
3.25%, 03/01/27	250	241
Southwest Airlines Co.
5.25%, 05/04/25	300	300
5.13%, 06/15/27 (a)	200	201
2.63%, 02/10/30	600	524
Textron Inc.
6.10%, 11/15/33	200	213
The Boeing Company
4.88%, 05/01/25 (h)	315	314
2.70%, 02/01/27	125	118
5.04%, 05/01/27 (h)	100	101
2.95%, 02/01/30	125	113
5.15%, 05/01/30 (h)	285	290
5.88%, 02/15/40	25	26
5.71%, 05/01/40 (h)	500	517
3.90%, 05/01/49	40	32
3.95%, 08/01/59	125	96
Union Pacific Corporation
3.95%, 09/10/28 (a)	300	298
4.50%, 01/20/33 (a)	100	101
3.84%, 03/20/60	445	362
3.80%, 04/06/71	50	39
3.85%, 02/14/72	80	63
United Parcel Service, Inc.
6.20%, 01/15/38	350	401
3.75%, 11/15/47	70	60
Verisk Analytics, Inc.
5.75%, 04/01/33	200	214
W. W. Grainger, Inc.
4.60%, 06/15/45 (a)	200	193
Waste Management, Inc.
4.15%, 07/15/49	50	45
		18,315
Consumer Staples 1.7%
Altria Group, Inc.
4.80%, 02/14/29	180	179
5.80%, 02/14/39	110	112
4.50%, 05/02/43	200	166
5.95%, 02/14/49	400	405
Anheuser-Busch Companies, LLC
4.70%, 02/01/36	482	481
4.90%, 02/01/46	300	295
Anheuser-Busch InBev Worldwide Inc.
4.75%, 01/23/29	280	285
3.50%, 06/01/30	110	105
5.45%, 01/23/39	500	527
4.44%, 10/06/48	362	334
5.80%, 01/23/59	295	331
Archer-Daniels-Midland Company
2.50%, 08/11/26 (a)	300	286
B.A.T Capital Corporation
3.22%, 09/06/26	250	239
2.73%, 03/25/31	300	251
4.39%, 08/15/37	150	126
4.54%, 08/15/47	150	116
3.98%, 09/25/50	200	141
B.A.T. International Finance P.L.C.
1.67%, 03/25/26	500	465
Brown-Forman Corporation
4.75%, 04/15/33	100	102
California Institute of Technology
4.32%, 08/01/45	40	37
Campbell Soup Company
4.15%, 03/15/28	300	294
Church & Dwight Co., Inc.
3.15%, 08/01/27	200	192
3.95%, 08/01/47	200	168
Conagra Brands, Inc.
1.38%, 11/01/27 (a)	300	264
5.30%, 11/01/38	55	54
5.40%, 11/01/48	55	53
Constellation Brands, Inc.
3.15%, 08/01/29 (a)	400	372
Costco Wholesale Corporation
3.00%, 05/18/27	80	77
1.38%, 06/20/27	300	272
Dollar General Corporation
5.45%, 07/05/33	200	204
Dollar Tree, Inc.
4.20%, 05/15/28	90	88
General Mills, Inc.
4.20%, 04/17/28	105	103
Haleon US Capital LLC
4.00%, 03/24/52	250	212
Kenvue Inc.
5.35%, 03/22/26	200	202
5.00%, 03/22/30	200	207
4.90%, 03/22/33	100	103
5.05%, 03/22/53	200	207
5.20%, 03/22/63	100	105
Keurig Dr Pepper Inc.
4.50%, 04/15/52	100	92
Kraft Heinz Foods Company
3.88%, 05/15/27	200	196
5.00%, 06/04/42	400	387
4.38%, 06/01/46	200	175
Massachusetts Institute of Technology
5.60%, 07/01/11	100	114
4.68%, 07/01/14	250	237
McCormick & Company, Incorporated
0.90%, 02/15/26 (a)	405	373
1.85%, 02/15/31	300	246
Mead Johnson Nutrition Company
4.60%, 06/01/44	200	187
Molson Coors Beverage Company
3.00%, 07/15/26	500	479
PepsiCo, Inc.
3.00%, 10/15/27	500	481
3.45%, 10/06/46	90	75
2.75%, 10/21/51	50	36
3.88%, 03/19/60	400	348
Philip Morris International Inc.
4.38%, 11/15/41	300	266
RELX Capital Inc.
4.00%, 03/18/29	300	295
Reynolds American Inc.
5.70%, 08/15/35	100	98
Sysco Corporation
5.95%, 04/01/30 (h)	266	283
6.00%, 01/17/34	200	216
6.60%, 04/01/50 (h)	300	350

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
The Board of Trustees of The Leland Stanford Junior University
3.65%, 05/01/48	20	17
The Coca-Cola Company
2.13%, 09/06/29	250	226
1.38%, 03/15/31	300	247
2.25%, 01/05/32	350	305
3.00%, 03/05/51	300	226
The Estee Lauder Companies Inc.
3.13%, 12/01/49	225	165
The J. M. Smucker Company
3.38%, 12/15/27	250	238
The Kroger Co.
4.50%, 01/15/29	300	298
7.50%, 04/01/31	150	171
4.45%, 02/01/47	300	265
Tyson Foods, Inc.
5.15%, 08/15/44	200	183
Unilever Capital Corporation
1.38%, 09/14/30	500	413
University of Notre Dame du Lac
3.44%, 02/15/45	250	201
University of Southern California
3.03%, 10/01/39	450	371
5.25%, 10/01/11	20	21
University of Washington
3.52%, 04/15/54	100	80
Walmart Inc.
4.00%, 04/15/26	200	199
3.90%, 04/15/28	200	198
3.70%, 06/26/28	185	183
3.63%, 12/15/47	300	254
4.50%, 09/09/52 - 04/15/53	300	291
		17,646
Consumer Discretionary 1.3%
Amazon.com, Inc.
3.30%, 04/13/27	165	160
3.15%, 08/22/27	740	712
1.65%, 05/12/28 (a)	400	360
1.50%, 06/03/30 (a)	130	110
3.60%, 04/13/32	135	128
3.88%, 08/22/37	170	158
2.50%, 06/03/50	200	133
2.70%, 06/03/60	55	37
3.25%, 05/12/61	240	177
4.10%, 04/13/62	160	141
American Honda Finance Corporation
1.20%, 07/08/25	400	379
1.00%, 09/10/25	300	282
5.65%, 11/15/28	50	52
AutoNation, Inc.
4.75%, 06/01/30 (h)	350	338
AutoZone, Inc.
3.25%, 04/15/25	350	342
3.75%, 06/01/27	200	194
Discovery Communications, LLC
3.95%, 03/20/28	105	100
3.63%, 05/15/30	400	362
5.20%, 09/20/47	75	65
4.00%, 09/15/55	219	155
eBay Inc.
1.40%, 05/10/26	300	278
3.65%, 05/10/51	15	11
General Motors Company
5.00%, 04/01/35	200	190
5.15%, 04/01/38	70	66
Hasbro, Inc.
6.35%, 03/15/40	300	314
Home Depot, Inc., The
3.00%, 04/01/26	500	485
1.38%, 03/15/31	300	245
4.50%, 09/15/32	200	204
5.88%, 12/16/36	600	671
3.13%, 12/15/49	200	149
4.95%, 09/15/52	150	152
3.50%, 09/15/56	200	157
Leggett & Platt, Incorporated
4.40%, 03/15/29	200	194
Lowe`s Companies, Inc.
1.70%, 09/15/28	300	265
3.65%, 04/05/29 (a)	75	72
1.70%, 10/15/30 (a)	400	333
2.80%, 09/15/41	300	219
3.00%, 10/15/50	300	204
5.80%, 09/15/62	105	111
Magna International Inc.
5.98%, 03/21/26	200	200
Marriott International, Inc.
3.13%, 06/15/26	500	480
McDonald's Corporation
3.70%, 01/30/26	175	172
6.30%, 03/01/38	200	228
4.88%, 12/09/45	165	162
3.63%, 09/01/49	200	160
5.45%, 08/14/53	300	319
Nike, Inc.
2.85%, 03/27/30	400	368
O'Reilly Automotive, Inc.
5.75%, 11/20/26	100	102
1.75%, 03/15/31	300	244
PVH Corp.
4.63%, 07/10/25 (h)	400	393
Spectrum Management Holding Company, LLC
6.75%, 06/15/39	300	297
Starbucks Corporation
4.00%, 11/15/28	200	197
2.55%, 11/15/30	500	442
4.50%, 11/15/48	200	182
4.45%, 08/15/49	50	45
Toyota Motor Corporation
3.67%, 07/20/28	200	196
Warnermedia Holdings, Inc.
3.76%, 03/15/27 (a)	300	287
5.39%, 03/15/62	500	428
		13,607
Real Estate 0.9%
Alexandria Real Estate Equities, Inc.
3.45%, 04/30/25 (a)	200	196
4.50%, 07/30/29	250	243
4.85%, 04/15/49	300	265
American Tower Corporation
2.40%, 03/15/25	200	194
1.60%, 04/15/26	300	277
1.50%, 01/31/28	500	437
3.80%, 08/15/29 (a)	90	85
2.70%, 04/15/31	375	322
5.65%, 03/15/33	200	208
AvalonBay Communities, Inc.
2.45%, 01/15/31	350	302
Boston Properties Limited Partnership
2.90%, 03/15/30	200	171
COPT Defense Properties
2.00%, 01/15/29	450	370
Crown Castle Inc.
3.70%, 06/15/26	140	135
3.65%, 09/01/27 (a)	80	76
5.80%, 03/01/34	300	310
3.25%, 01/15/51	50	35
Equinix, Inc.
1.45%, 05/15/26	300	277
3.40%, 02/15/52	300	217
ERP Operating Limited Partnership
2.50%, 02/15/30	200	177
GLP Financing, LLC
5.38%, 04/15/26	150	149
5.75%, 06/01/28	300	302
6.75%, 12/01/33	200	216
Healthpeak OP, LLC
5.25%, 12/15/32	150	151

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
6.75%, 02/01/41	200	224
KRC Interim Corp.
2.70%, 10/01/30	200	174
Mid-America Apartments, L.P.
1.10%, 09/15/26	350	318
NNN REIT, Inc.
3.10%, 04/15/50	200	133
ProLogis, L.P.
2.13%, 04/15/27	100	92
2.25%, 04/15/30 (a)	175	153
4.63%, 01/15/33	100	101
4.75%, 06/15/33	100	101
3.00%, 04/15/50	35	25
Public Storage, Inc.
1.85%, 05/01/28	300	270
Realty Income Corporation
4.13%, 10/15/26	250	245
4.85%, 03/15/30	300	303
Rexford Industrial Realty, L.P.
2.15%, 09/01/31	500	399
Simon Property Group, L.P.
3.30%, 01/15/26	250	242
2.65%, 07/15/30	200	177
5.50%, 03/08/33	100	103
3.25%, 09/13/49	65	47
3.80%, 07/15/50	200	158
5.85%, 03/08/53	100	106
Store Capital LLC
4.50%, 03/15/28	200	186
Sun Communities Operating Limited Partnership
5.70%, 01/15/33	300	304
Tanger Properties Limited Partnership
2.75%, 09/01/31 (a)	200	161
UDR, Inc.
2.10%, 08/01/32	200	157
Ventas Realty, Limited Partnership
3.50%, 02/01/25	250	244
3.00%, 01/15/30	200	177
Welltower OP LLC
4.95%, 09/01/48	150	142
Weyerhaeuser Company
7.38%, 03/15/32	57	66
		9,923
Materials 0.7%
Albemarle Corporation
5.45%, 12/01/44	150	140
Avery Dennison Corporation
5.75%, 03/15/33	200	211
BHP Billiton Finance (USA) Limited
5.25%, 09/08/33	75	78
Dow Chemical Company, The
4.63%, 10/01/44	250	229
DuPont de Nemours, Inc.
4.73%, 11/15/28	200	203
5.32%, 11/15/38	90	92
5.42%, 11/15/48	115	120
Eastman Chemical Company
3.80%, 03/15/25	189	186
Ecolab Inc.
1.30%, 01/30/31 (a)	300	245
2.13%, 08/15/50	200	122
2.75%, 08/18/55	75	51
EIDP, Inc.
2.30%, 07/15/30	300	263
FMC Corporation
4.50%, 10/01/49	150	118
6.38%, 05/18/53	200	205
Freeport-McMoRan Inc.
5.45%, 03/15/43	300	292
Linde Inc.
2.65%, 02/05/25	400	390
LYB International Finance B.V.
5.25%, 07/15/43	300	287
LYB International Finance III, LLC
3.80%, 10/01/60	200	142
Martin Marietta Materials, Inc.
3.50%, 12/15/27	300	287
MOS Holdings Inc.
4.88%, 11/15/41	20	18
NewMarket Corporation
2.70%, 03/18/31	400	337
Newmont Corporation
5.88%, 04/01/35	200	215
Nucor Corporation
2.70%, 06/01/30	300	272
2.98%, 12/15/55	200	136
Nutrien Ltd.
4.90%, 03/27/28	100	101
2.95%, 05/13/30	300	271
3.95%, 05/13/50	150	122
5.80%, 03/27/53	100	107
PPG Industries, Inc.
2.80%, 08/15/29	200	181
2.55%, 06/15/30	300	261
Rio Tinto Alcan Inc.
5.75%, 06/01/35	250	265
Rio Tinto Finance (USA) PLC
5.00%, 03/09/33	100	104
Southern Copper Corporation
7.50%, 07/27/35	150	174
Steel Dynamics, Inc.
3.25%, 10/15/50	115	80
The Sherwin-Williams Company
3.45%, 06/01/27	350	338
4.50%, 06/01/47 (a)	70	64
Vale Overseas Ltd
3.75%, 07/08/30	100	92
6.88%, 11/21/36	200	218
Westlake Corporation
3.38%, 08/15/61	200	129
		7,146
Total Corporate Bonds And Notes (cost $314,258)		277,604
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 1.3%
American Express Credit Account Master Trust
Series 2022-A-4, 4.95%, 10/15/25	150	151
BA Credit Card Trust
Series 2022-A1-A1, 3.53%, 06/16/25	200	196
Bank 2017-BNK8
Series 2017-A3-BNK8, REMIC, 3.23%, 10/15/27	137	128
Bank 2019-BNK23
Series 2019-A3-BN23, REMIC, 2.92%, 11/16/29	500	442
Barclays Dryrock Issuance Trust
Series 2022-A-1, 3.07%, 04/15/25	300	292
BBCMS Mortgage Trust 2022-C15
Series 2022-A5-C15, REMIC, 3.66%, 03/17/32 (d)	200	180
Benchmark 2019-B10 Mortgage Trust
Series 2019-A4-B10, REMIC, 3.72%, 03/16/29	800	748
Benchmark 2020-IG1 Mortgage Trust
Series 2020-A3-IG1, REMIC, 2.69%, 01/17/30 (d)	400	327
Benchmark 2021-B25 Mortgage Trust
Series 2021-A5-B25, REMIC, 2.58%, 04/17/31	300	242
Benchmark 2021-B29 Mortgage Trust
Series 2021-A5-B29, REMIC, 2.39%, 08/15/31	300	249
Benchmark 2022-B32 Mortgage Trust
Series 2022-A5-B32, REMIC, 3.00%, 01/16/32 (d)	400	328
BMO 2023-C5 Mortgage Trust
Series 2023-A5-C5, REMIC, 5.77%, 05/17/33	350	369
Capital One Multi-Asset Execution Trust
Series 2021-A2-A2, 1.39%, 07/15/24	300	262
Carmax Auto Owner Trust 2023-3
Series 2023-A3-3, 5.28%, 01/15/27	250	252

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
CD 2017-CD5 Mortgage Trust
Series 2017-AS-CD5, REMIC, 3.68%, 07/16/27 (d)	300	271
CFCRE 2017-C8 Mortgage Trust
Series 2017-A4-C8, REMIC, 3.57%, 05/17/27	750	699
Citigroup Commercial Mortgage Trust 2015-GC33
Series 2015-A3-GC33, REMIC, 3.52%, 08/10/25	639	619
Citigroup Commercial Mortgage Trust 2019-C7
Series 2019-A4-C7, REMIC, 3.10%, 12/17/29	300	269
Citigroup Commercial Mortgage Trust 2020-GC46
Series 2020-AS-GC46, REMIC, 2.92%, 02/15/30 (d)	500	404
COMM 2015-LC19 Mortgage Trust
Series 2015-A4-LC19, REMIC, 3.18%, 01/10/25	500	486
Discover Card Execution Note Trust
Series 2023-A-A1, 4.31%, 03/16/26	250	246
Ford Credit Auto Owner Trust 2020-B
Series 2020-C-B, 2.04%, 01/15/24	250	248
GM Financial Consumer Automobile Receivables Trust 2023-1
Series 2023-A3-1, 4.66%, 08/17/26	200	199
GS Mortgage Securities Trust 2019-GC42
Series 2019-A4-GC42, REMIC, 3.00%, 09/12/29	200	178
GS Mortgage Securities Trust 2019-GSA1
Series 2019-A4-GSA1, REMIC, 3.05%, 10/15/29	100	89
GS Mortgage Securities Trust 2020-GC45
Series 2020-AS-GC45, REMIC, 3.17%, 12/14/29	300	257
Hyundai Auto Receivables Trust 2022-B
Series 2022-A3-B, 3.72%, 11/16/26	200	197
Hyundai Auto Receivables Trust 2023-A
Series 2023-A3-A, 4.58%, 04/15/27	150	149
Mercedes-Benz Auto Receivables Trust 2023-1
Series 2023-A3-1, 4.51%, 11/15/27	200	198
Morgan Stanley Capital I Trust 2017-H1
Series 2017-A4-H1, REMIC, 3.26%, 03/17/27	500	470
Morgan Stanley Capital I Trust 2018-H4
Series 2018-A3-H4, REMIC, 4.04%, 10/17/28	289	271
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-A4-C5, REMIC, 3.06%, 06/12/26	1,000	935
Synchrony Card Issuance Trust
Series 2022-A-A1, 3.37%, 04/15/25	200	196
Toyota Auto Receivables 2022-C Owner Trust
Series 2022-A4-C, 3.77%, 08/17/26	145	141
Toyota Auto Receivables 2023-A Owner Trust
Series 2023-A3-A, 4.63%, 09/15/27	250	249
United Airlines 2014-2 Pass-Through Trust
Series 2014-A-2, 3.75%, 09/03/26	111	104
United Airlines, Inc.
Series 2013-A-1, 4.30%, 08/15/25	138	133
Verizon Master Trust
Series 2021-A-2, REMIC, 0.99%, 10/21/24	300	290
Series 2022-A-2, REMIC, 1.53%, 01/21/25	275	265
Volkswagen Auto Loan Enhanced Trust 2023-1
Series 2023-A3-1, 5.02%, 06/20/28	100	101
Wells Fargo Commercial Mortgage Trust 2018-C44
Series 2018-A5-C44, REMIC, 4.21%, 04/17/28	1,000	960
World Omni Auto Receivables Trust 2021-C
Series 2021-A4-C, 0.64%, 09/15/27	250	232
World Omni Auto Receivables Trust 2023-B
Series 2023-A3-B, 4.66%, 09/15/26	200	199
Total Non-U.S. Government Agency Asset-Backed Securities (cost $14,469)		13,221
SHORT TERM INVESTMENTS 4.7%
Investment Companies 4.1%
JNL Government Money Market Fund - Class I, 5.22% (j) (k)	42,289	42,289
Securities Lending Collateral 0.6%
JNL Government Money Market Fund - Class SL, 5.32% (j) (k)	6,782	6,782
Total Short Term Investments (cost $49,071)		49,071
Total Investments 104.5% (cost $1,181,574)		1,087,142
Total Forward Sales Commitments (0.5)% (proceeds $4,831)		(4,969)
Other Assets and Liabilities, Net (4.0)%		(42,213)
Total Net Assets 100.0%		1,039,960

(a) All or a portion of the security was on loan as of December 31, 2023.

(b) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $51,016.

(c) The security is a direct debt of the agency and not collateralized by mortgages.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) Convertible security.

(f) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $1,828 and 0.2% of the Fund.

(g) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (0.5%)
GOVERNMENT AND AGENCY OBLIGATIONS (0.5%)
Mortgage-Backed Securities (0.5%)
Federal National Mortgage Association, Inc.
TBA, 2.50%, 01/15/39 (a)	(500)	(461)
TBA, 3.00%, 02/15/39 (a)	(25)	(24)
TBA, 1.50%, 01/15/54 (a)	(175)	(136)
TBA, 2.50%, 01/15/54 (a)	(2,075)	(1,769)
TBA, 3.00%, 01/15/54 (a)	(850)	(753)
TBA, 3.50%, 01/15/54 (a)	(200)	(184)
TBA, 1.50%, 02/15/54 (a)	(75)	(59)
TBA, 2.50%, 02/15/54 (a)	(400)	(341)
TBA, 3.00%, 02/15/54 (a)	(125)	(111)
TBA, 3.50%, 02/15/54 (a)	(225)	(207)
Government National Mortgage Association
TBA, 2.50%, 01/15/54 (a)	(275)	(241)
TBA, 3.00%, 01/15/54 (a)	(325)	(295)
TBA, 3.50%, 01/15/54 (a)	(175)	(163)
TBA, 2.50%, 02/15/54 (a)	(125)	(110)
TBA, 3.00%, 02/15/54 (a)	(75)	(68)
TBA, 3.50%, 02/15/54 (a)	(50)	(47)
Total Government And Agency Obligations (proceeds $4,831)		(4,969)
Total Forward Sales Commitments (0.5%) (proceeds $4,831)		(4,969)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2023, the total proceeds for investments sold on a delayed delivery basis was $4,831.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Bond Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	41,035	119,216	117,962	2,069	—	—	42,289	4.1
JNL Government Money Market Fund, 5.32% - Class SL	—	35,777	28,995	128	—	—	6,782	0.6
JNL Securities Lending Collateral Fund - Institutional Class	1,636	15,663	17,299	58	—	—	—	—
	42,671	170,656	164,256	2,255	—	—	49,071	4.7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Bond Index Fund
Assets - Securities
Government And Agency Obligations	—	747,246	—	747,246
Corporate Bonds And Notes	—	277,604	—	277,604
Non-U.S. Government Agency Asset-Backed Securities	—	13,221	—	13,221
Short Term Investments	49,071	—	—	49,071
	49,071	1,038,071	—	1,087,142
Liabilities - Securities
Government And Agency Obligations	—	(4,969)	—	(4,969)
	—	(4,969)	—	(4,969)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Emerging Markets Index Fund
COMMON STOCKS 97.1%
China 24.1%
360 Security Technology Inc. - Class A (a)	66	83
37 Interactive Entertainment Network Technology Group Co., Ltd. - Class A	23	61
3Peak Incorporated - Class A	1	19
AAC Technologies Holdings Inc.	82	246
ACM Research (Shanghai) , Inc. - Class A	2	29
AECC Aero-Engine Control Co., Ltd. - Class A	11	30
Agricultural Bank of China Limited - Class A	1,346	690
Agricultural Bank of China Limited - Class H	3,161	1,217
AIMA Technology Group Co., Ltd. - Class A	6	21
Aisino Co.Ltd. - Class A	18	26
Akeso Inc. (a) (b)	53	316
Alibaba Group Holding Limited (c)	1,956	18,947
Alibaba Health Information Technology Limited (a)	578	314
Alumina Limited - Class A	23	46
Aluminum Corporation of China Limited - Class A	64	51
Aluminum Corporation of China Limited - Class H	440	220
Amlogic (Shanghai) Co., Ltd. - Class A	3	30
Andon Health Co., Ltd. - Class A	5	24
Angel Yeast Co., Ltd. - Class A	9	43
Anhui Conch Cement Company Limited - Class A	39	125
Anhui Conch Cement Company Limited - Class H	127	294
Anhui Gujing Distillery Company Limited - Class A	4	135
Anhui Gujing Distillery Company Limited - Class B	14	207
Anhui Jianghuai Automobile Group Co., Ltd. - Class A (a)	20	46
Anhui Kouzi Distillery Co., Ltd. - Class A	7	43
Anhui Yingjia Gongjiu Co. Ltd. - Class A	6	53
Anjing Food Group Co., Ltd. - Class A	3	38
ANTA Sports Products Limited	150	1,454
Aojie Technology Co., Ltd. - Class A (a)	3	30
APT Medical Inc. - Class A	1	34
Arrow Home Group Co., Ltd. - Class A	3	6
Asymchem Laboratories (Tianjin) Co., Ltd. - Class A	4	57
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H (c)	3	34
Atour Lifestyle Holdings Limited - ADR	1	17
Autobio Diagnostics Co., Ltd. - Class A	5	43
Autohome Inc. (c)	28	195
Avary Holding (Shenzhen) Co., Ltd - Class A	20	64
Avic Capital Co., Ltd. - Class A	97	43
AviChina Industry & Technology Company Limited - Class H	257	110
Avicopter PLC - Class A	6	35
Baic Bluepark New Energy Technology Co., Ltd. - Class A (a)	27	23
Baidu, Inc. - Class A (a) (c)	251	3,735
Baiyin Nonferrous Group Co., Ltd. - Class A	45	17
Bank of Beijing Co., Ltd. - Class A	152	97
Bank of Changsha Co., Ltd. - Class A	34	33
Bank of Chengdu Co., Ltd. - Class A	40	64
Bank of China Limited - Class H	8,931	3,414
Bank of Communications Co., Ltd. - Class A	295	239
Bank of Communications Co., Ltd. - Class H	814	509
Bank of Jiangsu Co., Ltd. - Class A	153	145
Bank of Nanjing Co., Ltd. - Class A	108	113
Bank of Ningbo Co., Ltd. - Class A	64	183
Bank of Shanghai Co., Ltd. - Class A	49	41
Bank of Suzhou Co., Ltd. - Class A	29	27
Baoshan Iron & Steel Co., Ltd. - Class A	161	135
Baotou Steel (Group) Co., Ltd - Class A (a)	473	97
BBMG Corporation - Class A	58	16
BeiGene, Ltd. (a) (c)	89	1,250
Beijing Dabeinong Technology Group Co., Ltd. - Class A	46	39
Beijing Enterprises Holdings Limited	58	201
Beijing Enterprises Water Group Limited	356	79
Beijing Huaer Company Limited - Class A	48	47
Beijing Huafeng Test & Control Technology Co., Ltd. - Class A	1	24
Beijing Hualian Hypermarket Co., Ltd. - Class A	25	17
Beijing Jingneng Power Co., Ltd. - Class A	47	20
Beijing Kingsoft Office Software Co., Ltd - Class A	4	168
Beijing New Building Material (Group) Co., Ltd. - Class A	18	60
Beijing Shiji Information Technology Co., Ltd. - Class A (a)	5	7
Beijing Shougang Co., Ltd. - Class A	34	16
Beijing Tongrentang Co., Ltd. - Class A	13	95
Beijing United Information Technology Co., Ltd - Class A	6	18
Beijing Wantai Biological Pharmacy Enterprise Co., Ltd. - Class A	6	64
Beijing Yanjing Brewery Co., Ltd. - Class A	23	28
Beijing Zhonggong Education Technology Co., Ltd. - Class A (a)	49	28
Beiqi Foton Motor Co., Ltd. - Class A (a)	65	25
Bethel Automotive Safety Systems Co., Ltd - Class A	4	35
Bicycle Club Joint Venture, L.P. - Class A	35	88
Bilibili Inc (a) (b)	29	350
Bloomage Biotechnology Corporation Limited - Class A	2	22
Bluestar Adisseo Co., Ltd - Class A	24	27
BNP Paribas Emissions- und Handelsgesellschaft mbH - Class A	12	31
BOC Hong Kong (Holdings) Limited	398	1,084
BOC International (China) Co., Ltd. - Class A	25	37
BOE Technology Group Co., Ltd. - Class A	193	106
BOE Technology Group Co., Ltd. - Class B	113	37
BYD Company Limited - Class A	7	182
BYD Company Limited - Class H	110	3,039
BYD Electronic (International) Company Limited	85	400
Caida Securities Co., Ltd. - Class A	33	35
Caitong Securities Co., Ltd. - Class A	50	54
Cambricon Technologies Corporation Limited - Class A (a)	4	75
Cansino Biologics Inc. - Class A (a)	1	7
Cansino Biologics Inc. - Class H (a) (c)	10	29
Cathay Biotech, Inc. - Class A	2	16
CGN Power Co., Ltd. - Class A	122	53
CGN Power Co., Ltd. - Class H (c)	1,076	281
Changchun BCHT Biotechnology Co. - Class A	3	21
Changchun High And New Technology Industry (Group) Inc. - Class A	4	88
Changjiang Securities Co., Ltd. - Class A	59	45
Changzhou Xingyu Automotive Lighting Systems Co., Ltd. - Class A	3	54
China Aviation Power Co., Ltd. - Class A	25	133
China Baoan Group Co., Ltd. - Class A	31	52
China CITIC Bank Corporation Limited - Class H	1,015	479
China Coal Energy Company Limited - Class A	20	27
China Coal Energy Company Limited - Class H	230	210
China Construction Bank Corporation - Class A	68	62
China Construction Bank Corporation - Class H	10,940	6,514
China CSSC Holdings Limited - Class A	41	169
China Eastern Airlines Corporation Limited - Class A (a)	150	82
China Eastern Airlines Corporation Limited - Class H (a) (b)	230	66
China Energy Engineering Corporation Limited - Class A	264	78
China Energy Engineering Corporation Limited - Class H (b)	658	66
China Everbright Bank Company Limited - Class A	319	130
China Everbright Bank Company Limited - Class H	326	97
China Feihe Limited (c)	396	217
China Film Co., Ltd. - Class A (a)	18	31
China First Heavy Industries - Class A (a)	53	22
China Galaxy Securities Co., Ltd. - Class A	36	61
China Galaxy Securities Co., Ltd. - Class H	399	212
China Hainan Rubber Industry Group Co., Ltd. - Class A (a)	33	20
China Hongqiao Group Limited	239	196
China Huishan Dairy Holdings Company Limited (a) (d)	946	—
China International Capital Corporation Limited - Class A	17	92

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
China International Capital Corporation Limited - Class H (c)	178	262
China International Marine Containers (Group) Co., Ltd. - Class A	30	32
China Jushi Co., Ltd. - Class A	41	57
China Lesso Group Holdings Limited	111	58
China Life Insurance Company Limited - Class H	820	1,064
China Literature Limited (a) (c)	47	177
China Longyuan Power Group Corporation Limited - Class A	29	82
China Longyuan Power Group Corporation Limited - Class H	400	304
China Medical System Holdings Limited	148	262
China Mengniu Dairy Company Limited	331	894
China Merchants Bank Co., Ltd. - Class A	169	664
China Merchants Bank Co., Ltd. - Class H	370	1,304
China Merchants Energy Shipping Co., Ltd. - Class A	68	57
China Merchants Expressway Network & Technology Holdings Co., Ltd. - Class A	43	59
China Merchants Port Holdings Company Limited	158	216
China Merchants Securities Co., Ltd. - Class A	29	55
China Merchants Securities Co., Ltd. - Class H (c)	82	67
China Merchants Shekou Industrial Zone Holdings Co., Ltd - Class A	70	94
China Minsheng Banking Corporation Limited - Class A	297	157
China Minsheng Banking Corporation Limited - Class H	654	222
China Molybdenum Co., Ltd - Class A	156	115
China National Building Material Co., Ltd. - Class H	386	165
China National Medicines Corporation Ltd. - Class A	7	28
China National Nuclear Power Co Ltd - Class A	144	153
China National Software and Service Company Limited - Class A	8	38
China Northern Rare Earth (Group) High-Tech Co., Ltd. - Class A	19	53
China Oilfield Services Limited - Class A	22	45
China Oilfield Services Limited - Class H	214	219
China Overseas Land & Investment Limited	433	767
China Pacific Insurance (Group) Co., Ltd. - Class A	63	213
China Pacific Insurance (Group) Co., Ltd. - Class H	302	611
China Petroleum & Chemical Corporation - Class A	423	333
China Petroleum & Chemical Corporation - Class H	2,566	1,345
China Petroleum Engineering Corporation - Class A	45	19
China Power International Development Limited	583	214
China Railway Construction Group Co., Ltd. - Class A	32	18
China Railway Group Limited - Class A	173	139
China Railway Group Limited - Class H	401	179
China Railway Hi-Tech Industry Corporation Limited - Class A	20	21
China Railway Signal & Communication Corporation Limited - Class A	63	39
China Railway Signal & Communication Corporation Limited - Class H	178	59
China Rare Earth Resources and Technology Co., Ltd. - Class A	9	37
China Resources Beer (Holdings) Company Limited	174	763
China Resources Gas Group Limited	109	356
China Resources Land Limited	317	1,138
China Resources Microelectronics Limited - Class A	10	63
China Resources Mixc Lifestyle Services Limited (c)	70	252
China Resources Pharmaceutical Group Limited (c)	219	144
China Resources Power Holdings Company Limited	195	392
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd. - Class A	9	65
China Science Publishing & Media Ltd. - Class A	7	24
China Securities Co., Ltd. - Class A	34	114
China Shenhua Energy Company Limited - Class A	51	225
China Shenhua Energy Company Limited - Class H	377	1,296
China Southern Airlines Company Limited - Class A (a)	130	105
China Southern Airlines Company Limited - Class H (a)	22	9
China Southern Power Grid Co., Ltd. - Class A	32	24
China Southern Power Grid Energy Storage Co., Ltd - Class A	11	15
China Southern Power Grid Technology Co., Ltd. - Class A	3	11
China Suntien Green Energy Corporation Limited - Class A	8	9
China Suntien Green Energy Corporation Limited - Class H	198	72
China Taiping Insurance Holdings Company Limited	177	153
China Three Gorges Corporation - Class A	262	161
China Tourism Group Duty Free Corporation Limited - Class A	15	175
China Tourism Group Duty Free Corporation Limited - Class H (b)	12	120
China Tower Corporation Limited - Class H (c)	4,576	481
China Vanke Co., Ltd. - Class A	75	111
China Vanke Co., Ltd. - Class H	237	220
China XD Electric Co., Ltd. - Class A	46	32
China Yangtze Power Co., Ltd. - Class A	199	656
China Zhenhua (Group) Science & Technology Co., Ltd. - Class A	6	46
China Zheshang Bank Co., Ltd. - Class A	151	54
China Zheshang Bank Co., Ltd. - Class H (c)	126	33
Chongqing Brewery Co., Ltd. - Class A	5	49
Chongqing Changan Automobile Company Limited - Class A	75	177
Chongqing Changan Automobile Company Limited - Class B	179	100
Chongqing Fuling Zhacai Group Co., Ltd. - Class A	11	21
Chongqing Rural Commercial Bank Co., Ltd. - Class A	71	41
Chongqing Rural Commercial Bank Co., Ltd. - Class H	257	100
Chongqing Taiji Industry(Group) Co., Ltd - Class A (a)	5	35
Chongqing Water Conservancy Investment (Group) Co., Ltd. - Class A	11	9
CITIC Limited	719	719
CITIC Securities Company Limited - Class A	98	282
CITIC Securities Company Limited - Class H	203	415
CNOOC Energy Development Co., Ltd. - Class A	52	21
CNPC Capital Company Limited - Class A	93	71
Cofco Sugar Holding Co., Ltd - Class A	15	17
Copper Sub Corporation, Inc. - Class A	29	40
COSCO SHIPPING Development Co., Ltd. - Class A	121	40
Cosco Shipping Energy Transportation Co., Ltd. - Class A	35	61
Country Garden Holdings Company Limited (a) (b)	1,293	130
Country Garden Services Holdings Company Limited	262	227
CSPC Pharmaceutical Group Limited	937	872
Dajin Heavy Industry Co., Ltd - Class A	7	27
Daqin Railway Co., Ltd. - Class A	114	116
DaShenLin Pharmaceutical Group Co., Ltd. - Class A	8	29
Datang International Power Generation Co., Ltd. - Class A	46	16
DHC Software Co., Ltd - Class A	38	33
Do-Fluoride New Materials Co., Ltd. - Class A	11	23
Dong'e Ejiao Co., Ltd. - Class A	6	38
Dongfang Electric Co., Ltd. - Class A	21	43
Dongxing Securities Co., Ltd. - Class A	31	36
Donlinks International Investment Co., Ltd. - Class A (a)	10	37
East Buy Holding Limited (a) (b)	49	177
Eastern Air Logistics Co., Ltd. - Class A	12	24
Eastroc Beverage(Group) Co., Ltd. - Class A	2	41
Easyhome New Retail Group Corporation Limited - Class A	69	32
Ecovacs Robotics Co., Ltd. - Class A	7	38
ENN energy Holdings Limited	86	631
Enn Natural Gas Co., Ltd. - Class A	28	66
Everbright Securities Company Limited - Class A	27	59
Everbright Securities Company Limited - Class H (c)	68	45

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
EverDisplay Optronics (Shanghai) Co., Ltd. - Class A (a)	104	36
Eyebright Medical Technology Co., Ltd - Class A	1	24
Far East Horizon Limited	145	114
Farasis Energy (Gan Zhou) Co., Ltd. - Class A (a)	12	27
Faw Jiefang Group Co., Ltd - Class A (a)	33	39
Flat Glass Group Co., Ltd. - Class A	12	46
Flat Glass Group Co., Ltd. - Class H	51	86
Foshan Haitian Flavoring & Food Co., Ltd. - Class A	42	224
Fosun International Limited	244	144
Foxconn Industrial Internet Co., Ltd. - Class A	89	189
Fujian Kuncai Material Technology Co., Ltd. - Class A (a)	4	36
Fujian Sunner Development Co., Ltd. - Class A	14	33
Full Truck Alliance Co. Ltd. - Class A - ADR (a)	74	521
Fushun Special Steel Group Imp. & Exp. Co., Ltd. Co., Ltd. - Class A (a)	18	24
Fuyao Glass Industry Group Co., Ltd. - Class A	5	28
Fuyao Glass Industry Group Co., Ltd. - Class H (c)	64	314
Fuzhou Tianyu Electric Co., Ltd. - Class A (a)	45	43
Galaxycore Inc. - Class A	15	43
Ganfeng Lithium Group Co., Ltd - Class A	3	20
Ganfeng Lithium Group Co., Ltd - Class H (c)	48	180
G-Bits Network Technology (Xiamen) Co., Ltd. - Class A	1	28
GD Power Development Co., Ltd - Class A	188	110
Geely Automobile Holdings Limited	595	657
GEM Co., Ltd. - Class A	46	35
Gemdale Corporation - Class A	41	25
GenScript Biotech Corporation (a)	98	249
GF Securities Co., Ltd. - Class A	59	119
GF Securities Co., Ltd. - Class H	100	120
Giant Biogene Holding Co Ltd (a)	43	195
Giant Network Group Co., Ltd. - Class A	19	30
GigaDevice Semiconductor Inc. - Class A	7	91
Goertek Inc. - Class A	36	106
Goldwind Science&Technology Co., Ltd. - Class A	53	59
Goldwind Science&Technology Co., Ltd. - Class H	2	1
Gongniu Group Co., Ltd. - Class A	3	34
Goodwe Technologies Co., Ltd. - Class A	1	24
Gotion High-Tech Co., Ltd. - Class A (a)	14	41
Great Wall Motor Company Limited - Class A	31	112
Great Wall Motor Company Limited - Class H	243	316
Greatwall Securities Co., Ltd. Beijing Haiying Road Stock Exchange - Class A	31	35
Gree Electric Appliances, Inc. of Zhuhai - Class A	47	215
Greenland Holding Group Co., Ltd - Class A (a)	99	32
GRG Banking Equipment Co., Ltd. - Class A	25	44
Guangdong Electric Power Development Co., Ltd - Class A (a)	34	24
Guangdong Electric Power Development Co., Ltd - Class B (a)	28	8
Guangdong Haid Group Co., Ltd. - Class A	9	58
Guangdong Investment Limited	342	249
Guangdong Kin Long Hardware Products Co., Ltd. - Class A	4	20
Guangdong No.2 Hydropower Engineering Company, Ltd. - Class A	23	16
Guangdong Yangzhiguang Industrial Co., Ltd. - Class A	31	32
Guangxi Guiguan Electric Power Co., Ltd. - Class A	17	13
Guangzhou Automobile Group Co., Ltd. - Class A	69	86
Guangzhou Automobile Group Co., Ltd. - Class H	138	64
Guangzhou Baiyun International Airport Xianglong Restaurant - Class A (a)	21	28
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. - Class A	16	63
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd. - Class H	20	56
Guangzhou Haige Communications Group Incorporated Company - Class A	29	52
Guangzhou Kingmed Diagnostics Group Co, .Ltd. - Class A	5	43
Guangzhou Port Co., Ltd. - Class A	18	8
Guangzhou Shiyuan Electronic Technology Co., Ltd. - Class A	7	46
Guangzhou State-Owned Capital Operation Holdings Co., Ltd. - Class A	24	19
Guangzhou Tinci Materials Technology Co., Ltd. - Class A	21	73
Guangzhou Yuexiu Financial Holdings Group Co., Ltd. - Class A	40	34
Guolian Securities Co., Ltd. - Class A (a)	20	30
Guosen Securities Co., Ltd. - Class A	65	79
Guotai Junan Securities Co., Ltd. - Class A	34	72
Guotai Junan Securities Co., Ltd. - Class H (c)	68	76
H World Group Limited	186	622
Haidilao International Holding Ltd. (c)	166	310
Haier Smart Home Co., Ltd - Class A	61	182
Haier Smart Home Co., Ltd - Class H	249	703
Hainan Airlines Holding Co., Ltd. - Class A (a)	365	70
Hainan Drinda New Energy Technology Co., Ltd. - Class A	2	22
Haisco Pharmaceutical Group Co., Ltd. - Class A (a)	7	22
Haitian International Holdings Limited	110	273
Haitong Securities Co., Ltd. - Class A	95	126
Haitong Securities Co., Ltd. - Class H	215	115
Hangjin Technology Co., Ltd. - Class A	6	28
Hangzhou Bank Co., Ltd. - Class A	40	56
Hangzhou Binjiang Real Estate Group Co., Ltd. - Class A	30	31
Hangzhou First Applied Material Co., Ltd. - Class A	20	67
Hangzhou Lion Microelectronics Co., Ltd. - Class A	6	22
Hangzhou Oxygen Plant Group Co., Ltd. - Class A	8	32
Hangzhou Robam Appliances Co., Ltd. - Class A	10	30
Hangzhou Silan Microelectronics Co., Ltd. - Class A	14	43
Han's Laser Technology Industry Group Co., Ltd. - Class A	11	31
Haohua Chemical Science & Technology Corp., Ltd. - Class A	7	30
Hebei Hengshui Laobaigan Liquor Co., Ltd. - Class A	8	26
Hebei Sinopack Electronic Technology Co., Ltd. - Class A (a)	2	19
Hebei Yangyuan Zhihui Beverage Co., Ltd. - Class A	11	33
Hedy Holding Co., Ltd. - Class A	105	94
Heilan Home Co., Ltd. - Class A	35	37
Heilongjiang Agriculture Company Limited - Class A	21	35
Henan Shenhuo Coal & Power Co., Ltd. - Class A	21	49
Henan Shuanghui Investment & Development Co., Ltd. - Class A	32	122
Hengan International Group Company Limited	76	285
Hengdian Group DMEGC Magnetics Co., Ltd. - Class A	15	28
Hengli Petrochemical (Dalian) Co., Ltd. - Class A (a)	27	50
Hengsheng Chemical Industry Co., Ltd. - Class A	11	44
Hengtong Optic-Electric Co., Ltd. - Class A	19	31
Hengyi Petrochemical Co. Ltd - Class A (a)	39	37
Hisense Home Appliances Group Co., Ltd. - Class A	11	31
Hisense Home Appliances Group Co., Ltd. - Class H	37	80
Hisense Visual Technology Co., Ltd. - Class A	13	37
HNA Infrastructure Investment Group Co., Ltd. - Class A (a)	104	54
Hongfa Technology Co., Ltd. - Class A	9	35
Hongta Securities Co., Ltd. - Class A	25	27
Hongyuan Green Energy Co Ltd. - Class A	5	24
Horizon Construction Development Ltd. (a) (c)	5	3
Hoshizaki Corporation - Class A	6	41
Hoymiles Power Electronics Inc. - Class A	1	23
Hua Xia Bank Co., Limited - Class A	106	84
Huaan Securities Co., Ltd. - Class A	34	23
Huadian Power International Corporation Limited - Class A	86	62
Huadong Medicine Co., Ltd - Class A	18	105
Huafon Chemical Co., Ltd. - Class A	27	26
Huagong Tech Company Limited - Class A	10	41
Huaibei Mining Co., Ltd. - Class A	21	49
Hualan Biological Engineering, Inc. - Class A	19	59

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Huaneng Power International, Inc. - Class A (a)	97	105
Huaneng Power International, Inc. - Class H (a)	422	224
Huatai Securities Co., Ltd. - Class A	59	116
Huatai Securities Co., Ltd. - Class H (c)	174	219
Huaxi Securities Co., Ltd. - Class A	29	32
Huaxin Cement Co., Ltd. - Class A	19	33
Huaxin Cement Co., Ltd. - Class H	19	16
Huayu Automotive Systems Co., Ltd. - Class A	32	74
Hubei Energy Group Co., Ltd. - Class A	52	31
Hubei Jumpcan Pharmaceutical Co., Ltd. - Class A	9	40
Hubei Xingfa Chemicals Group Co., Ltd. - Class A	13	33
Huizhou Desay SV Automotive Co., Ltd. - Class A	6	100
Humanwell Healthcare (Group) Co., Ltd - Class A	17	59
Hunan Changyuan Lico Co., Ltd - Class A	15	15
Hunan Valin Steel Co., Ltd. - Class A	59	43
Hundsun Technologies Inc. - Class A	20	80
Hygeia Healthcare Holdings Co., Limited (c)	42	190
iFlytek Co., Ltd. - Class A	23	151
iFlytek Co., Ltd. - Class A (a)	20	25
Industrial and Commercial Bank of China Limited - Class A	928	625
Industrial and Commercial Bank of China Limited - Class H	8,190	4,006
Industrial Bank Co., Ltd. - Class A	166	380
Industrial Securities Co., Ltd. - Class A	90	74
Inner Mongolia Dian Tou Energy Corporation Limited - Class A	10	20
Inner Mongolia Eerduosi Resources Co., Ltd. - Class A	14	19
Inner Mongolia Eerduosi Resources Co., Ltd. - Class B	53	48
Inner Mongolia Junzheng Energy & Chemical Group Co., Ltd. - Class A	90	47
Inner Mongolia Mengdian Huaneng Thermal Power Co., Ltd. - Class A	58	32
Inner Mongolia Yili Industrial Group Co., Ltd. - Class A	47	176
Inner Mongolia Yitai Coal Co., Ltd. - Class B	100	154
Innovent Biologics, Inc. - Class B (a) (c)	149	819
Inspur Electronic Information Industry Co., Ltd. - Class A	15	68
iQIYI, Inc. - Class A - ADR (a)	52	252
IRAY Technology Company Limited - Class A	1	43
JA SOLAR Technology Co., Ltd. - Class A	32	93
Jason Furniture (Hangzhou) Co., Ltd. - Class A	7	35
Jcet Group Co., Ltd. - Class A	17	72
JCHX Mining Management Co., Ltd. - Class A	6	30
JD Health International Inc. (a) (c)	118	592
JD Logistics, Inc. (a)	255	320
JD.com, Inc. - Class A	278	4,028
Jiangsu Broadcasting Cable Information Networkcorporation Limited - Class A	45	20
Jiangsu Eastern Shenghong Co., Ltd. - Class A	46	62
Jiangsu Expressway Company Limited - Class A	29	42
Jiangsu Expressway Company Limited - Class H	129	116
Jiangsu Financial Leasing Co., Ltd. - Class A	32	22
Jiangsu Guoxin Corp. Ltd. - Class A	16	15
Jiangsu Hengli Hydraulic Technology Co., Ltd. - Class A	12	95
Jiangsu Hengrui Pharmaceutical Co., Ltd. - Class A	51	325
Jiangsu King'S Luck Brewery Joint-Stock Co., Ltd. - Class A	14	93
Jiangsu NHWA Pharmaceutical Co., Ltd - Class A	10	36
Jiangsu Pacific Quartz Co., Ltd. - Class A	4	43
Jiangsu Phoenix Publishing & Media Corporation Limited - Class A	22	27
Jiangsu Siyang Yanghe Vintage Co., Ltd. - Class A	11	177
Jiangsu Xinquan Auto Trim Co., Ltd. - Class A	5	32
Jiangsu Yangnong Chemical Co., Ltd. - Class A	3	24
Jiangsu Yoke Technology Co., Ltd. - Class A	5	36
Jiangsu Yuyue Medical Equipment Co., Ltd. - Class A	11	53
Jiangsu Zhongtian Technology Co., Ltd. - Class A	33	58
Jiangxi Copper Company Limited - Class A	12	31
Jiangxi Copper Company Limited - Class H	124	175
Jiangxi Special Electric Motor Co., Ltd - Class A (a)	15	28
Jinduicheng Molybdenum Group Co., Ltd. - Class A	27	36
Jinko Solar Co., Ltd. - Class A	66	82
Jinneng Holding Shanxi Coal Industry Co., Ltd - Class A	13	23
Jiugui Liquor Co., Ltd. - Class A	3	30
Joinn Laboratories (China) Co., Ltd. - Class A	7	25
Joinn Laboratories (China) Co., Ltd. - Class H (c)	16	26
Jointown Pharmaceutical Group Co., Ltd. - Class A	41	41
Jonjee Hi-Tech Industrial and Commercial Holding Co., Ltd. - Class A (a)	8	33
Juewei Food Co., Ltd. - Class A	7	25
Juneyao Airlines Co., Ltd. - Class A (a)	20	33
Kangmei Pharmaceutical Co., Ltd. - Class A (a)	3	1
KE Holdings Inc.	254	1,415
Keboda Technology Co., Ltd. - Class A	1	14
KEDA Industrial Group Co., Ltd - Class A	19	28
Kingdee International Software Group Company Limited (a)	304	444
Kingnet Network Co., Ltd. - Class A	21	33
Kingsemi Co., Ltd. - Class A	1	26
Kingsoft Corp Ltd	103	320
Kuaishou Technology (a) (c)	262	1,787
Kuang-Chi Technologies Co., Ltd. - Class A	16	34
Kunlun Energy Company Limited	398	359
Kweichow Moutai Co., Ltd. - Class A	10	2,535
Leader Harmonious Drive Systems Co., Ltd. - Class A	2	36
Lenovo Group Limited	803	1,122
Levima Advanced Materials Corporation - Class A	9	24
Li Auto Inc. (a)	116	2,183
Li Ning Company Limited	269	723
Liaoning Cheng Da Co., Ltd. - Class A	10	16
Liaoning Port Co., Ltd. - Class A	185	38
Lingyi Itech (Guangdong) Company - Class A	65	62
Livzon Pharmaceutical Group Inc. - Class A	11	54
Livzon Pharmaceutical Group Inc. - Class H	11	32
Longbai Group Co., Ltd - Class A	22	52
Longfor Group Holdings Limited	222	357
LONGi Green Energy Technology Co., Ltd. - Class A	59	189
Luxshare Precision Industry (Kunshan) Co., Ltd. - Class A	55	269
Luzhou Lao Jiao Vintage Co., Ltd. - Class A	13	325
Meinian Onehealth Healthcare Holdings Co., Ltd. - Class A (a)	42	36
Meituan - Class B (a) (c)	603	6,355
Metallurgical Corporation of China Ltd. - Class A	220	95
MicroPort Scientific Corporation (a)	84	90
Mingyang Smart Energy Group Co., Ltd. - Class A	23	41
Miniso Group Holding Ltd (e)	46	238
Minmetals Capital Company Limited - Class A	40	26
Minth Group Limited	86	175
Montage Technology Co., Ltd. - Class A	11	87
Muyuan Foods Co., Ltd. - Class A	42	246
Nangfang Science City Development Co., Ltd. - Class A	31	67
Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd - Class A	13	27
NARI Technology Co., Ltd. - Class A	75	235
Naura Technology Group Co., Ltd. - Class A	5	176
Navinfo Co., Ltd. - Class A (a)	19	24
NetEase, Inc.	197	3,582
New China Life Insurance Company Ltd. - Class A	21	92
New China Life Insurance Company Ltd. - Class H	99	193
New Hope Liuhe Co., Ltd. - Class A (a)	47	62
New Oriental Education & Technology Group Inc. (a) (c)	162	1,154
Ninestar Co., Ltd. - Class A	12	38
Ningbo Deye Technology Co., Ltd. - Class A	4	49
Ningbo Joyson Electronic Corp. - Class A	10	25
Ningbo Orient Wires & Cables Co., Ltd - Class A	6	39
Ningbo Ronbay New Energy Technology Co., Ltd. - Class A	4	21
Ningbo Shanshan Co., Ltd. - Class A	16	31
Ningbo Tuopu Group Co., Ltd. - Class A	11	117
Ningbo Zhoushan Port Group - Class A	120	60
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Ningxia Baofeng Energy Group Shares Co., Ltd. - Class A	62	129
NIO, Inc. (a) (b)	167	1,580
Nongfu Spring Co., Ltd. - Class H (c)	197	1,139
Offshore Oil Engineering Co., Ltd. - Class A	38	32
Oppein Home Group Inc. - Class A	5	48
OPT Machine Vision Tech Co., Ltd. - Class A	1	14
Orient Securities Company Limited - Class A	71	88
Orient Securities Company Limited - Class H (c)	89	39
Oriental Pearl Group Co., Ltd. - Class A	33	35
Pangang Group Steel Vanadium & Titanium Co., Ltd. - Class A (a)	74	34
People.cn Co., Ltd. - Class A	9	33
Perfect World Co., Ltd. - Class A	21	35
PetroChina Company Limited - Class H	2,337	1,546
PICC Property and Casualty Company Limited - Class H	793	942
Pinduoduo (Shanghai) Network Technology Co., Ltd. - ADR (a)	71	10,442
Ping An Bank Co., Ltd. - Class A	153	202
Ping An Healthcare and Technology Company Limited (a) (c)	59	134
Ping An Insurance (Group) Company of China, Ltd. - Class A	90	511
Ping An Insurance (Group) Company of China, Ltd. - Class H	701	3,180
Poly Developments and Holdings Group Co., Ltd. - Class A	96	134
POP MART International Group Limited (c)	70	182
Postal Savings Bank of China Co., Ltd. - Class A	252	155
Postal Savings Bank of China Co., Ltd. - Class H (c)	1,083	518
Power Construction Corporation of China - Class A	170	117
Pylon Technologies Co., Ltd. - Class A	1	18
Qi An Xin Technology Group Inc. - Class A (a)	6	37
Qingdao Port International Co., Ltd. - Class A	46	40
Qingdao Port International Co., Ltd. - Class H (c)	71	38
Qingdao Rural Commercial Bank Co., Ltd. - Class A (a)	67	25
Qinghai Salt Lake Industry Co., Ltd - Class A (a)	24	53
Red Star Macalline Group Corporation Ltd. - Class A	32	18
Remegen, Ltd. - Class A (a)	4	34
Remegen, Ltd. - Class H (a) (c)	16	74
Rockchip Electronics Co., Ltd. - Class A	4	33
Rongsheng Petrochemical Co., Ltd. - Class A	94	137
S.F. Holding Co., Ltd - Class A	43	248
SAIC Motor Corporation Limited - Class A	58	111
Sailun Group Co., Ltd. - Class A	26	42
San'an Optoelectronics Co., Ltd - Class A	48	94
SANY Heavy Industry Co., Ltd. - Class A	57	110
Satellite Chemical Co., Ltd. - Class A	31	65
SDIC Capital Co., Ltd. - Class A	53	50
Seazen Holdings Co., Ltd. - Class A (a)	23	37
Seres Co., Ltd. - Class A (a)	13	144
Shaanxi Beiyuan Chemical Industry Shares Group Co., Ltd. - Class A	29	20
Shaanxi Coal and Chemical Industry Group Co., Ltd. - Class A	74	218
Shaanxi Huaqin Technology Industry Co., Ltd. - Class A	1	18
Shandong Gold Group Co., Ltd. - Class A	32	102
Shandong Gold Group Co., Ltd. - Class H (c)	77	147
Shandong Hi-Speed ??Group Co., Ltd. - Class A	19	18
Shandong Linglong Tyre Co., Ltd. - Class A	14	37
Shandong Nanshan Aluminium Co., Ltd. - Class A	119	49
Shandong Sun Paper Co., Ltd. - Class A	22	38
Shandong Weigao Group Medical Polymer Company Limited - Class H	294	286
Shandong Weigao Orthopaedic Device Co., Ltd. - Class A	1	8
Shandong Xinchao Energy Corporation Limited - Class A (a)	60	26
Shanghai Aiko Solar Energy Co., Ltd. - Class A	13	31
Shanghai Anlogic Infotech Co., Ltd. - Class A (a)	1	5
Shanghai Bailian Group Co., Ltd. - Class A	12	16
Shanghai Bairun Investment Holding Group Co., Ltd. - Class A	10	33
Shanghai Baosight Software Co., Ltd - Class A	13	88
Shanghai Baosight Software Co., Ltd - Class B	70	149
Shanghai Electric Group Company Limited - Class A (a)	53	31
Shanghai Electric Group Company Limited - Class H (a)	312	65
Shanghai Electric Power Co., Ltd. - Class A	27	32
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. - Class A	10	34
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. - Class H	52	113
Shanghai Friendess Electronic Technology Corporation Limited - Class A	1	40
Shanghai Fudan Microelectronics Group Co., Ltd. - Class A	5	28
Shanghai Fudan Microelectronics Group Co., Ltd. - Class H	32	58
Shanghai International Airport Co.Ltd. - Class A (a)	16	74
Shanghai International Port(Group) Co., Ltd - Class A	34	23
Shanghai Jahwa United Co., Ltd. - Class A	4	13
Shanghai Jiangong Tufang Construction Co., Ltd. - Class A	118	39
Shanghai Jin Jiang International Hotels Co., Ltd. - Class A	10	43
Shanghai Jin Jiang International Hotels Co., Ltd. - Class B	27	34
Shanghai Junshi Biosciences Co., Ltd. - Class A (a)	6	36
Shanghai Junshi Biosciences Co., Ltd. - Class H (a) (c)	23	57
Shanghai Lingang Holdings Co., Ltd - Class A	18	25
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - Class A	19	23
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. - Class B	120	39
Shanghai M&G Stationery Inc - Class A	10	52
Shanghai Moons' Electric Co., Ltd. - Class A	3	23
Shanghai Pharmaceuticals Holding Co., Ltd. - Class A	15	36
Shanghai Pharmaceuticals Holding Co., Ltd. - Class H	83	122
Shanghai Pu Tai Lai New Energy Technology Co., Ltd. - Class A	22	66
Shanghai Pudong Development Bank Co., Ltd. - Class A	220	206
Shanghai RAAS blood products co., Ltd. - Class A	67	76
Shanghai Rural Commercial Bank Co., Ltd. - Class A	85	69
Shanghai Wingtech Electronics Technology Co., Ltd. - Class A (a)	13	79
Shanghai Yto Express Co., Ltd. Dalian Branch - Class A	32	55
Shanghai Yuyuan Tourist Mart (Group) Co., Ltd - Class A	41	36
Shanghai Zhangjiang Hi-Tech Park Development Co., Ltd. - Class A	12	33
Shanxi Coal International Energy Group Co., Ltd. - Class A	18	43
Shanxi Coking Coal Energy Group Co., Ltd. - Class A	44	62
Shanxi Guangyuyuan Finished Herbal Medicine Co., Ltd. - Class A (a)	5	17
Shanxi Lu'an Environmental Eneshanxi Lu'an Environmental Energy Development Co., Ltd. - Class A	32	100
Shanxi Xinghuacun Fenjiu Group., Ltd - Class A	11	357
Shede Spirits Co., Ltd. - Class A	3	41
Shenergy Company Limited - Class A	43	39
Shengyi Technology Co., Ltd. - Class A	24	62
Shennan Circuits Co., Ltd. - Class A	5	51
Shenwan Hongyuan Group Co., Ltd. - Class A	212	133
Shenwan Hongyuan Group Co., Ltd. - Class H (c)	198	36
Shenzhen Chengxin Lithium Group Co., Ltd. - Class A	9	29
Shenzhen Energy Group Co., Ltd. - Class A	34	31

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Shenzhen Goodix Technology Co., Ltd. - Class A (a)	4	39
Shenzhen Great Wall Development Technology Co., Ltd. - Class A	15	35
Shenzhen Kedali Industry Co.Limited - Class A	2	26
Shenzhen KTC Technology Co., Ltd. - Class A	2	8
Shenzhen Overseas Chinese Town Co., Ltd - Class A (a)	81	36
Shenzhen Salubris Pharmaceuticals Co., Ltd. - Class A	9	40
Shenzhen SED Industry Co., Ltd. - Class A	12	34
Shenzhen Transsion Holdings Co., Ltd. - Class A	8	163
Shenzhou International Group Holdings Limited	88	902
Shijiazhuang Yiling Pharmaceutical Co., Ltd. - Class A	18	57
Shuangliang Eco-Energy Systems Co., Ltd. - Class A	18	22
SICC Co., Ltd. - Class A (a)	3	28
Sichuan Changhong Electric Co., Ltd. - Class A	45	34
Sichuan Chuantou Energy Co, .Ltd. - Class A	27	57
Sichuan Kelun Pharmaceutical Co., Ltd. - Class A	15	60
Sichuan New Energy Power Company Limited - Class A (a)	17	31
Sichuan Road & Bridge (Group) Co., LTD - Class A	44	47
Sichuan Swellfun Co., Ltd. - Class A	5	39
Sieyuan Electric Co., Ltd. - Class A	7	51
Silergy Corp.	38	618
Sinocelltech Group Limited - Class A (a)	3	19
Sinochem International Corp. - Class A	31	19
Sinoma International Engineering Co., Ltd. - Class A	25	33
Sinoma Science & Technology Co., Ltd. - Class A	19	42
Sinomach Heavy Equipment Group Co., Ltd. - Class A (a)	48	19
Sinomine Resource Group Co., Ltd. - Class A	6	29
Sinopec Oilfield Service Corporation - Class A (a)	8	2
Sinopec Oilfield Service Corporation - Class H (a)	590	37
Sinopec Shanghai Petrochemical Company Limited - Class A (a)	40	16
Sinopec Shanghai Petrochemical Company Limited - Class H (a)	390	56
Sinopharm Group Co. Ltd. - Class H	158	414
Sinotrans Limited - Class A	51	38
Sinotrans Limited - Class H	194	81
SKSHU Paint Co., Ltd. - Class A (a)	5	31
Smoore International Holdings Limited (b) (c)	212	177
Soochow Securities Co., Ltd. - Class A	55	57
Southwest Securities Co., Ltd. - Class A	82	47
Spring Airlines Co., Ltd. - Class A (a)	9	62
Starpower Semiconductor Ltd. - Class A	2	43
State Grid Yingda Co., Ltd. - Class A	39	26
Sunny Optical Technology (Group) Company Limited	82	745
Sunshine City Group Co., Ltd. - Class A	71	71
Suzhou Dongshan Precision Manufacturing Co., Ltd. - Class A	18	45
TAL Education Group - Class A - ADR (a)	55	688
Tasly Pharmaceutical Group Co., Ltd. - Class A	13	31
TBEA Co., Ltd. - Class A	50	97
TCL Technology Group Corporation - Class A (a)	164	99
Tencent Holdings Limited	695	26,239
Tencent Music Entertainment Group (a)	152	665
The Pacific Securities Co., Ltd - Class A (a)	46	24
The People's Insurance Company (Group) of China Limited - Class H	851	262
Tianfeng Securities Co., Ltd. - Class A (a)	58	25
Tianjin Zhonghuan Semiconductor Co., Ltd. - Class A	41	90
Tianjin Zhongxin Pharmaceutical Group Co., Ltd.	20	40
Tianjin Zhongxin Pharmaceutical Group Co., Ltd. - Class A	6	29
Tianma Microelectronics Co., Ltd. - Class A (a)	28	43
Tianneng Battery Group Co., Ltd - Class A	4	14
Tianqi Lithium Industry Co., Ltd - Class A	14	108
Tianshan Aluminum Group Co., Ltd. - Class A	37	31
Tianshui Huatian Technology Co., Ltd. - Class A	30	36
Tingyi (Cayman Islands) Holding Corp.	203	248
Tongcheng-Elong Holdings Limited (a) (c)	125	231
Tongfu Microelectronics Co., Ltd. - Class A	12	39
Tonghua Dongbao Pharmaceutical Co., Ltd. - Class A	14	21
Tongkun Group Co., Ltd. - Class A (a)	16	34
Tongling Nonferrous Metals Group Co., Ltd. - Class A	85	39
Tongwei Co., Ltd. - Class A	43	152
Top Choice Medical Investment Co., Inc. - Class A (a)	3	36
Topsports International Holdings Limited (c)	241	188
Trip.com Group Limited (a)	63	2,260
Tsinghua Tongfang Co., Ltd. - Class A (a)	32	33
Tsingtao Brewery Co., Ltd. - Class A	5	56
Tsingtao Brewery Co., Ltd. - Class H	66	444
TUHU Car Inc. (a)	43	154
Unigroup Guoxin Microelectronics Co., Ltd. - Class A (a)	9	86
Uni-President China Holdings Ltd	137	98
Unisplendour Corporation Limited - Class A (a)	29	78
Universal Scientific Industrial ( Shanghai ) Co., Ltd. - Class A	17	36
Venustech Group Inc. - Class A	9	35
Verisilicon Microelectronics (Shanghai) Co., Ltd. - Class A (a)	5	36
Vipshop (China) Co., Ltd. - ADR (a)	30	525
Wanda Film Holding Co., Ltd. - Class A (a)	19	36
Wangfujing Group Co., Ltd. - Class A	9	20
Wanhua Chemical Group Co., Ltd. - Class A	25	269
Want Want China Holdings Limited	461	279
Weichai Power Co., Ltd. - Class A	68	130
Weichai Power Co., Ltd. - Class H	205	341
Western Securities Co., Ltd. - Class A	53	47
Western Superconducting Technologies Co., Ltd. - Class A	6	48
Westone Information Industry Inc. - Class A	8	25
Will Semiconductor Co., Ltd. Shanghai - Class A	10	155
Wintime Energy Co., Ltd. - Class A (a)	143	28
Wuchan Zhongda Group Co., Ltd. - Class A	44	28
Wuhan Guide Infrared Co., Ltd. - Class A	44	45
Wuliangye Yibin Co., Ltd. - Class A	31	624
WUS Printed Circuit (Kunshan) Co., Ltd. - Class A	19	58
WuXi AppTec Co., Ltd. - Class A	15	159
WuXi AppTec Co., Ltd. - Class H (b) (c)	40	404
Wuxi Autowell Technology Co., Ltd. - Class A	2	27
Wuzhou Minovo Co., Ltd. - Class A	20	27
XCMG Construction Machinery Co., Ltd. - Class A	116	90
Xiamen Amoytop Biotech Co., Ltd. - Class A	3	23
Xiamen C&D Inc. - Class A	28	38
Xiamen Faratronic Co., Ltd. - Class A	2	23
Xiamen Tungsten Co., Ltd. - Class A	12	30
Xiamen Xiangyu Co., Ltd. - Class A	26	25
Xi'an International Medical Investment Co., Ltd. - Class A (a)	21	24
Xiangtan Electric Manufacturing Co., Ltd. - Class A (a)	9	21
Xinhu Zhongbao Co., Ltd. - Class A	64	20
Xinjiang Daqo New Energy Co. Ltd. - Class A	15	63
Xinjiang Tianshan Cement Co., Ltd. - Class A	30	28
Xinyi Solar Holdings Limited	548	320
Xpeng Inc. (a) (b)	121	885
XTC New Energy Materials (Xiamen) Co., Ltd. - Class A	4	22
Yadea Group Holdings Ltd (c)	138	243
Yangzijiang Shipbuilding (Holdings) Ltd.	289	326
Yankuang Energy Group Company Limited - Class A	37	103
Yankuang Energy Group Company Limited - Class H	248	471
Yantai Jereh Oilfield Service Group Co., Ltd. - Class A	8	32
Yifeng Pharmacy Chain Co., Ltd. - Class A	10	58
Yinyi Co., Ltd. - Class A (a)	79	18
Yongan Futures Co., Ltd. - Class A	5	11
Yonghui Superstores Co., Limited - Class A (a)	67	26

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Yongxing Special Materials Technology Co., Ltd. - Class A	6	41
Youngor Group Co., Ltd. - Class A	47	43
Yum China Holdings, Inc.	45	1,930
Yunda Holding Co., Ltd. - Class A	29	30
Yunnan Aluminium Co,Ltd. - Class A	31	53
Yunnan Baiyao Industrial Co., Ltd. - Class A	9	61
Yunnan Chihong Zinc And Germanium Co., Ltd. - Class A	44	31
Yunnan Energy New Material Co., Ltd. - Class A	9	74
Yunnan Yuntianhua Co., Ltd - Class A	16	36
Zangge Mining Company Limited - Class A	13	45
Zhangzhou Pien Tze Huang Pharmaceutical Co., Ltd. - Class A	5	153
Zhejiang Century Huatong Group Co., Ltd. - Class A (a)	27	20
Zhejiang China Commodities City Group Co., Ltd. - Class A	52	54
Zhejiang CHINT Electrics Co., Ltd. - Class A	23	70
Zhejiang Construction Investment Group Corporation, Ltd - Class A	8	12
Zhejiang Dahua Technology Co., Ltd. - Class A	32	82
Zhejiang Dingli Machinery Co., Ltd. - Class A	4	29
Zhejiang Grandwall Electric Science & Technology Co., Ltd. - Class A	31	45
Zhejiang Huahai Pharmaceutical Co., Ltd. - Class A	16	32
Zhejiang Huayou Cobalt Co., Ltd. - Class A	17	77
Zhejiang Jiuzhou Pharmaceutical Co., Ltd. - Class A	8	28
Zhejiang Juhua Co., Ltd. - Class A	22	51
Zhejiang Leapmotor Technology Co., Ltd. - Class H (a)	77	353
Zhejiang Longsheng Group Co., Ltd. - Class A	24	28
Zhejiang NHU Company Ltd. - Class A	31	75
Zhejiang Provincial New Energy Investment Group Co., Ltd. - Class A	5	6
Zhejiang Sanhua Intelligent Controls Co., Ltd - Class A	33	138
Zhejiang SUPCON Technology Co., Ltd. - Class A	7	48
Zhejiang Supor Co., Ltd. - Class A	6	41
Zhejiang Weiming Environment Protection Co., Ltd. - Class A	17	38
Zhejiang Weixing New Building Materials Co., Ltd. - Class A	13	27
Zhejiang Zheneng Electric Power Co., Ltd - Class A (a)	123	80
Zhengzhou Yutong Bus Co., Ltd. - Class A	19	36
Zheshang Securities Co., Ltd. - Class A	38	56
ZhongAn Online P&C Insurance Co., Ltd. - Class H (a)	62	142
Zhongjin Gold Corporation Limited - Class A	46	65
Zhongtai Securities Co., Ltd - Class A	24	23
Zhuhai CosMX Battery Co., Ltd. - Class A	3	10
Zhuzhou CRRC Times Electric Co., Ltd. - Class A	4	22
Zhuzhou CRRC Times Electric Co., Ltd. - Class H	64	183
Zhuzhou Kibing Group Co., Ltd - Class A	23	22
Zijin Mining Group Co., Ltd. - Class A	137	238
Zijin Mining Group Co., Ltd. - Class H	600	979
ZJLD Group Inc (a)	49	61
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class A	80	74
ZTE Corporation - Class A	33	124
ZTE Corporation - Class H	94	211
ZTO Express (Cayman) Inc. (c)	47	971
		203,876
India 19.2%
ABB India Limited	6	335
ACC Limited	10	265
Adani Energy Solutions Limited (a)	42	522
Adani Enterprises Limited	46	1,564
Adani Gas Limited	31	366
Adani Green Energy (UP) Limited (a)	43	821
Adani Ports and Special Economic Zone Limited	101	1,244
Adani Power Limited (a)	107	679
Adani Wilmar Limited (a)	18	78
Alkem Laboratories Limited	7	423
Ambuja Cements Limited	82	511
Apollo Hospitals Enterprise Limited	12	800
Ashok Leyland Limited	174	380
Asian Paints Limited	82	3,351
Astral Limited	13	297
AU Small Finance Bank Limited (c)	38	356
Aurobindo Pharma Ltd	36	466
Avenue Supermarts Limited (a) (c)	21	1,031
Axis Bank Limited	254	3,365
Bajaj Auto Limited	8	629
Bajaj Finance Limited	28	2,485
Bajaj Finserv Limited	44	893
Balkrishna Industries Limited	9	285
Bandhan Bank Limited (c)	83	240
Bank of Baroda	121	336
Berger Paints India Limited	30	218
Bharat Electronics Limited	382	847
Bharat Forge Ltd	31	464
Bharat Petroleum Corporation Limited	109	592
Bharti Airtel Limited	262	3,247
Biocon Limited	59	177
Bosch Limited	1	258
Britannia Industries Ltd	15	944
Canara Bank	39	206
CG Power and Industrial Solutions Limited (a)	70	381
Cholamandalam Investment and Finance Company Limited	47	714
Cipla Limited	62	933
Coal India Ltd Govt Of India Undertaking	254	1,150
Colgate-Palmolive (India) Limited	14	435
Container Corporation	33	343
Cummins India Limited	15	345
Dabur India Limited	76	508
Divis Laboratories Limited	14	662
DLF Limited	88	767
Dr. Reddy's Laboratories Limited	14	985
Eicher Motors Limited	17	851
Embassy Office Parks Private Limited	66	257
FSN E-Commerce Ventures Private Limited (a)	128	267
GAIL (India) Limited	305	594
Godrej Consumer Products Limited	43	590
Godrej Properties Limited (a)	14	336
Grasim Industries Ltd	43	1,101
Havells India Limited	24	402
HCL Technologies Limited	119	2,103
HDFC Life Insurance Company Limited (c)	110	852
HDFC Asset Management Company Limited	12	449
HDFC Bank Limited	627	12,879
Hero MotoCorp Limited	15	744
Hindalco Industries Limited	164	1,213
Hindustan Aeronautics Limited	21	722
Hindustan Petroleum Corporation Limited (a)	70	338
Hindustan Unilever Limited	101	3,229
ICICI Bank Limited	578	6,912
ICICI Lombard General Insurance Company Limited (c)	27	462
ICICI Prudential Life Insurance Company Limited (c)	45	292
IDFC First Bank Limited (a)	392	419
Indian Bank	26	130
Indian Oil Corporation Limited	438	685
Indian Railway Catering And Tourism Corporation Limited	33	350
Indian Railway Finance Corporation Limited	197	236
Indraprastha Gas Limited	40	200
Indus Towers Limited (a)	77	185
IndusInd Bank Ltd.	64	1,235
Info Edge (India) Limited	8	513
Infosys Limited	457	8,453
Interglobe Aviation Limited (a) (c)	14	516
ITC Limited	335	1,861
Jindal Steel & Power Limited	51	461
Jio Financial Services Limited (a)	379	1,060
JSW Energy Limited	59	290
JSW Steel Limited	141	1,498

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Jubilant Foodworks Limited	44	298
Kotak Mahindra Bank Limited	122	2,786
L&T Technology Services Limited	3	210
Larsen and Toubro Limited	75	3,195
Linde India Limited	2	156
LTIMindtree Limited (c)	11	801
Lupin Limited	26	408
Macrotech Developers Limited	28	351
Mahindra and Mahindra Limited	113	2,349
Mankind Pharma Limited (a)	8	182
Marico Limited	72	472
Maruti Suzuki India Limited	15	1,893
Max Healthcare Institute Limited	72	597
Mphasis Limited	10	316
MRF Limited	—	510
Muthoot Finance Limited	12	210
Nestle India Limited	4	1,310
NHPC Limited	305	237
NMDC Limited	124	313
NTPC Limited	532	1,990
Oil and Natural Gas Corporation Limited	465	1,147
One 97 Communications Limited (a)	31	235
Oracle Financial Services Software Limited	3	163
Page Industries Limited	1	280
Patanjali Foods Limited	10	193
Persistent Systems Limited	6	522
Petronet LNG Limited	78	209
PI Industries Limited	10	411
Pidilite Industries Limited	28	909
Polycab India Limited	7	440
Power Finance Corporation Limited	148	679
Power Grid Corporation of India Limited	515	1,468
Procter & Gamble Hygiene and Health Care Limited	1	199
Punjab National Bank	277	320
REC Limited	129	643
Reliance Industries Limited	457	14,208
Samvardhana Motherson International Limited	276	339
SBI Cards and Payment Services Private Limited	35	318
SBI Life Insurance Company Limited (c)	46	795
Shree Cement Limited	2	601
Shriram Finance Limited	32	791
Siemens Limited	10	481
Solar Industries Limited	3	226
Sona BLW Precision Forgings Limited	46	354
SRF Limited	16	479
Star Health and Allied Insurance Company Limited (a)	22	141
State Bank of India	203	1,564
Steel Authority of India Limited	167	249
Sun Pharma Advanced Research Company Limited	131	1,989
Sundaram Finance Limited	11	446
Tata Communications Limited	13	271
Tata Consultancy Services Limited	113	5,135
Tata Consumer Products Limited	69	900
Tata Elxsi Limited	4	442
Tata Motors Limited	200	1,878
Tata Motors Limited	50	310
Tata Steel Limited	936	1,571
Tech Mahindra Limited	77	1,183
The Indian Hotels Company Limited	102	540
The Supreme Industries Limited	7	363
The Tata Power Company Limited	192	767
Titan Company Limited	45	2,008
Torrent Pharmaceuticals Ltd	9	252
Tube Investments of India Limited	14	582
TVS Motor Company Limited	26	643
UltraTech Cement Limited	14	1,736
Union Bank of India	159	229
United Spirits Limited	35	468
UPL Limited	57	400
Varun Beverages Limited	55	815
Vedanta Limited	134	417
Vodafone Idea Limited (a)	1,108	214
Voltas Limited	27	315
Wipro Limited	148	839
Yes Bank Limited (a)	2,229	576
Zomato Limited (a)	635	946
Zydus Lifesciences Limited	28	230
		161,996
Taiwan 15.9%
Accton Technology Corporation	58	987
Acer Inc.	327	573
Advanced Energy Solution Holding Co., Ltd.	4	98
Advantech Co., Ltd.	56	683
Airtac International Group	16	523
Alchip Technologies, Limited	8	855
ASE Technology Holding Co., Ltd.	378	1,662
Asia Cement Corporation	294	397
ASUSTeK Computer Inc.	80	1,278
AUO Corporation	739	437
Catcher Technology Co., Ltd.	71	449
Cathay Financial Holding Co., Ltd.	1,115	1,661
Chailease Holding Company Limited	170	1,069
Chang Hwa Commercial Bank, Ltd.	644	376
Cheng Shin Rubber Ind. Co., Ltd.	249	365
Chicony Electronics Co., Ltd	66	376
China Airlines, Ltd.	355	250
China Development Financial Holding Corporation (a)	1,699	695
China Steel Corporation	1,415	1,243
Chunghwa Telecom Co., Ltd.	432	1,690
Compal Electronics, Inc.	471	611
CTBC Financial Holding Co., Ltd.	2,185	2,016
Delta Electronics, Inc.	238	2,427
E Ink Holdings Inc.	97	623
E.Sun Financial Holding Company, Ltd.	1,687	1,416
Eclat Textile Corporation Ltd.	21	384
Elite Material Co., Ltd.	33	411
eMemory Technology Inc.	7	558
EVA Airways Corporation	318	326
Evergreen Marine Corp. (Taiwan) Ltd.	121	564
Far Eastern New Century Corporation	391	398
Far EasTone Telecommunications Co., Ltd.	189	491
Feng Tay Enterprises Co., Ltd.	74	420
First Financial Holding Co., Ltd.	1,236	1,102
Formosa Chemicals & Fibre Corporation	466	946
Formosa Petrochemical Corporation	159	418
Formosa Plastics Corporation	536	1,382
FOXCONN Technology Co., Ltd.	136	235
Fubon Financial Holding Co., Ltd.	930	1,962
Giant Manufacturing Co., Ltd.	37	219
Giga-Byte Technology Co., Ltd.	64	554
Global Unichip Corp.	10	567
GlobalWafers Co., Ltd.	24	458
Highwealth Construction Corp.	163	213
HIWIN Technologies Corp.	32	246
Hon Hai Precision Industry Co., Ltd.	1,346	4,583
Hotai Motor Co., Ltd.	52	1,196
Hua Nan Financial Holdings Co., Ltd.	1,131	823
Innolux Corporation	995	464
Inventec Corporation	356	610
Largan Precision Co., Ltd.	11	1,030
Lite-On Technology Corporation	244	929
MediaTek Inc.	173	5,716
Mega Financial Holding Co., Ltd.	1,252	1,598
Micro-Star International Co., Ltd.	85	564
Momo.Com Inc.	10	167
Nan Ya P.C.B. Service Company	26	212
Nan Ya Plastics Corporation	610	1,321
Nan Ya Technology Corporation	143	363
Nien Made Enterprise Co., Ltd.	18	207
Novatek Microelectronics Corp.	67	1,127
Oneness Biotech Co., Ltd.	36	231
Parade Technologies, Ltd.	7	274
PEGATRON Corporation	227	645
PharmaEssentia Corp. (a)	31	351
Phison Electronics Corporation	18	305
Polaris Group (a)	38	94
Pou Chen Corporation	249	251
Powerchip Semiconductor Manufacturing Corp.	358	343

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Powertech Technology Inc.	84	385
President Chain Store Corporation	64	562
Quanta Computer Inc.	316	2,308
Radiant Opto-Electronics Corporation	52	225
Realtek Semiconductor Corporation	55	845
Ruentex Development Co., Ltd.	218	268
Ruentex Industries Limited	96	202
Shin Kong Financial Holding Co., Ltd. (a)	1,538	443
Simplo Technology Co., Ltd.	20	273
Sino-American Silicon Products Inc.	64	409
SinoPac Financial Holdings Company Limited	1,406	902
Synnex Technology International Corporation	154	352
Taishin Financial Holding Co., Ltd.	1,320	777
Taiwan Business Bank, Ltd.	670	299
Taiwan Cement Corporation	720	818
Taiwan Cooperative Bank, Ltd.	1,108	963
Taiwan Fertilizer Co., Ltd.	87	192
Taiwan Glass Industry Corporation (a)	144	89
Taiwan High Speed Rail Corporation	232	232
Taiwan Mobile Co., Ltd.	173	556
Taiwan Semiconductor Manufacturing Company Limited	2,706	52,138
Tatung Co. (a)	193	265
TECO Electric & Machinery Co., Ltd.	188	287
The Shanghai Commercial & Savings Bank, Ltd.	511	778
Tripod Technology Corporation	53	337
Unimicron Technology Corp.	144	824
Uni-President Enterprises Corp.	543	1,317
United Microelectronics Corporation	1,317	2,253
Vanguard International Semiconductor Corporation	98	260
Voltronic Power Technology Corporation	8	446
Walsin Lihwa Corporation	343	432
Wan Hai Lines Ltd.	166	298
WIN Semiconductors Corp.	41	212
Winbond Electronics Corp.	293	292
Wistron Corporation	315	1,010
Wiwynn Corporation	12	714
WPG Holdings Limited	192	510
Yageo Corporation	43	836
Yang Ming Marine Transport Corporation	163	272
Yuanta Financial Holding Co., Ltd	1,360	1,222
Yulon Nissan Motor Co., Ltd	4	25
Zhen Ding Technology Holding Limited	74	262
		134,108
South Korea 11.9%
Amorepacific Corporation	3	337
Amorepacific Corporation	3	65
BGF Co., Ltd.	1	97
BNK Financial Group Inc.	28	154
Celltrion Inc.	16	2,552
CJ CheilJedang Corp.	1	241
Cj Corporation	2	122
Cosmo Advanced Materials & Technology Co., Ltd. (a)	3	301
Coway Co., Ltd.	6	286
DB Insurance Co., Ltd.	5	310
Doosan Bobcat Inc.	6	235
Doosan Enerbility Co Ltd (a)	49	599
Ecopro BM Co., Ltd.	5	1,192
Ecopro Co., Ltd	2	1,098
F&F Holdings Co., Ltd.	2	148
GS Holdings Corp.	7	224
GS Retail Co., Ltd.	4	75
Hana Financial Group Inc.	32	1,072
Hanjin Kal Corp.	4	227
Hankook Tire & Technology Co,. Ltd.	9	312
Hanmi Science Co., Ltd.	1	182
HANMI Semiconductor Co., Ltd.	6	282
Hanon Systems	21	120
Hanwha Aerospace CO., LTD.	4	374
Hanwha Ocean Co., Ltd. (a)	8	148
Hanwha Solutions Corporation (a)	11	337
HD Hyundai Co., Ltd.	5	248
HD Korea Shipbuilding & Offshore Engineering Co., Ltd. (a)	5	463
HLB Co., Ltd (a)	13	501
HMM Co., Ltd.	28	425
Hotel Shilla Co., Ltd.	4	186
HYBE Co., Ltd. (a)	2	396
Hyundai Engineering & Construction Co., Ltd.	9	230
Hyundai Glovis Co., Ltd.	2	305
Hyundai Heavy Industries Co., Ltd. (a)	2	230
Hyundai Marine & Fire Insurance Co., Ltd.	6	151
Hyundai Mobis Co., Ltd.	7	1,235
Hyundai Motor Company	16	2,533
Hyundai Rotem Company (a)	9	179
Hyundai Steel Company	10	287
Industrial Bank of Korea	31	286
Kakao Corp.	34	1,422
Kakao Pay Corp. (a)	3	114
KakaoBank Corp.	40	883
Kangwon Land, Inc.	13	160
KB Financial Group Inc.	43	1,788
KIA Corporation	27	2,115
Korea Aerospace Industries, Ltd.	8	293
Korea Electric Power Corp (a)	31	449
Korea Investment Holdings Co., Ltd.	5	226
Korea Zinc Co., Ltd.	1	534
Korean Air Lines Co., Ltd.	21	395
Krafton, Inc. (a)	3	502
KT Corporation	13	344
KT&G Corporation	12	783
Kumho Petrochemical Co., Ltd.	2	201
Kumyang Co., Ltd. (a)	3	287
L&F Co., Ltd.	3	432
LG Chem, Ltd. (a)	5	1,558
LG Chem, Ltd.	5	2,048
LG Corp.	12	826
LG Display Co., Ltd. (a)	22	213
LG Electronics Inc.	12	938
LG H&H Co., Ltd.	1	303
LG Innotek Co., Ltd.	2	299
LG Uplus Corp.	18	146
LOTTE Chemical Corporation	2	213
Meritz Financial Group Inc.	11	487
Mirae Asset Securities Co., Ltd.	31	181
NAVER Corporation	16	2,796
Ncsoft Corporation	1	269
Netmarble Corp. (a)	3	133
NH Investment & Securities Co., Ltd.	15	123
Orion Incorporation	3	225
Pan Ocean Co., Ltd.	32	93
Pearl Abyss Corp. (a)	3	84
POSCO Future M Co., Ltd.	4	972
POSCO Holdings Inc.	8	2,967
POSCO ICT Company Ltd.	6	333
Posco International Corporation	4	202
Samsung Biologics Co., Ltd. (a)	2	1,166
Samsung C&T Corporation	10	955
Samsung Card Co., Ltd.	3	82
Samsung Electro-Mechanics Co., Ltd.	6	715
Samsung Electronics Co Ltd	566	34,389
Samsung Engineering Co., Ltd. (a)	19	420
Samsung Fire & Marine Insurance Co., Ltd.	3	708
Samsung Heavy Industries Co., Ltd (a)	79	472
Samsung Life Insurance Co., Ltd.	11	596
Samsung SDI Co., Ltd.	6	2,096
Samsung SDS Co., Ltd.	4	578
Samsung Securities Co., Ltd.	7	219
Shinhan Financial Group Co., Ltd.	55	1,703
SK Biopharmaceuticals Co., Ltd. (a)	3	266
SK Bioscience Co., Ltd. (a)	3	163
SK Hynix Inc.	62	6,808
SK ie Technology Co., Ltd. (a)	3	203
SK Inc.	4	531
SK innovation Co., Ltd. (a)	7	718
SK Square Co., Ltd. (a)	9	379
SK Telecom Co., Ltd.	12	479
SKC Co., Ltd.	2	172
S-Oil Corporation	5	262

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Ssangyong C&E Co., Ltd.	15	68
Woori Financial Group Inc.	72	726
Yuhan Corporation	6	325
		100,281
Brazil 3.9%
Alupar Investimento S.A.	17	110
American Beverage Co Ambev	495	1,396
Atacadao S/A	64	163
B3 S.A. - Brasil, Bolsa, Balcao	625	1,860
Banco Bradesco S.A. (a)	173	543
Banco BTG Pactual S/A	123	950
Banco Do Brasil SA	96	1,090
BB Seguridade Participacoes S.A.	75	518
Caixa Seguridade Participacoes S/A	66	176
CCR S.A.	114	330
Centrais Eletricas Brasileiras S/A	120	1,045
Cia De Saneamento Basico Do Estado De Sao Paulo SABESP	40	621
Companhia Energetica De Minas Gerais-Cemig	40	125
Companhia Paranaense De Energia	31	60
Companhia Siderurgica Nacional	72	290
Cosan S.A.	134	530
CPFL Energia S/A	24	194
CSN Mineracao S.A.	64	104
Energisa S/A	25	275
ENGIE Brasil Energia S.A.	31	289
Equatorial Energia S.A	125	917
Hapvida Participacoes E Investimentos S/A (c)	547	499
Hypera S.A.	42	311
Itausa S.A.	131	279
JBS S.A.	79	403
Klabin S.A.	84	384
Localiza Rent A Car S/A	92	1,202
Lojas Renner S/A.	116	414
Natura & Co Holding SA	110	381
Neoenergia S.A.	61	266
Petroleo Brasileiro S/A Petrobras.	411	3,292
Porto Seguro S/A	17	101
Prio S.A.	88	834
Raia Drogasil S.A.	144	872
Rede D'or Sao Luiz S.A.	145	856
Rumo S.A	127	599
Sendas Distribuidora S/A	156	433
Suzano Holding S.A.	81	923
Telefonica Brasil S.A.	46	507
TIM S.A	85	313
Transmissora Alianca De Energia Eletrica S/A	23	186
Vale S.A.	404	6,395
Vibra Energia S/A	116	544
WEG SA	177	1,345
		32,925
Saudi Arabia 3.9%
Advanced Petrochemical Company	12	125
Al Nahdi Medical Co	4	151
Al Rajhi Banking and Investment Corporation	219	5,072
Al-Elm Information Security Company	3	586
Alinma Bank	109	1,123
Almarai Company	26	383
Arabian Drilling Company (a)	3	137
Arabian Internet And Communications Services Company	3	272
Bank AlBilad	54	652
Bank Aljazira	49	243
Banque Saudi Fransi	68	730
BUPA Arabia for Cooperative Insurance Company	8	466
Dr Sulaiman Al Habib For Medical Service Group Company (Closed Joint Stock)	10	772
Etihad Etisalat Company	42	554
International Company For Water and Power Projects	15	1,022
Jarir Marketing Company	66	275
Mouwasat Medical Services Co.	11	323
Rabigh Refining and Petrochemical Company (a)	41	114
Riyad Bank	161	1,225
Santana Mining Inc. (a)	137	1,620
Saudi Arabian Fertilizer Company	26	954
Saudi Arabian Oil Company (c)	487	4,287
Saudi Aramco Base Oil Company - Luberef	6	222
Saudi Basic Industries Corporation	100	2,227
Saudi British Bank	110	1,098
Saudi Electricity Company	81	412
Saudi Industrial Investment Group	46	273
Saudi International Petrochemical Company (Sipchem)	43	395
Saudi Kayan Petrochemical Company (a)	90	260
Saudi Tadawul Group Holding Company	6	274
Saudi Telecom Company	200	2,159
Savola Group	31	312
The Saudi Investment Bank	60	256
The Saudi National Bank	325	3,354
Yanbu National Petrochemical Co.	28	281
		32,609
South Africa 2.7%
ABSA Group	96	856
African Rainbow Minerals	13	142
Anglo American Platinum	7	357
Aspen Pharmacare Holdings Limited	41	457
Bid Corporation (Pty) Ltd	38	898
Capitec Bank Holdings	11	1,263
Clicks Group	26	470
Discovery	57	450
Exxaro Resources Limited	22	247
FirstRand Limited	621	2,490
Gold Fields Limited	99	1,516
Growthpoint Properties Limited	406	260
Impala Platinum Holdings Limited	103	515
Kumba Iron Ore Ltd (c)	6	188
Mr Price Group	27	234
MTN Group	200	1,264
Naspers Limited - Class N	21	3,527
Nedbank Group Limited	49	572
Northam Platinum Limited	41	314
OM Residual UK Ltd	500	356
Pepkor Holdings (c)	200	215
Rand Merchant Investment Holdings Limited	84	193
Remgro Ltd	54	482
Sanlam	201	799
Santam Limited	4	64
Sasol	66	672
Shoprite Holdings	55	819
Sibanye Stillwater	334	453
Standard Bank Group	150	1,707
The Bidvest Group Limited	38	525
Vodacom Group Limited	66	383
Woolworths Holdings Limited	103	405
		23,093
United Arab Emirates 2.6%
3Q Holdings Pty Ltd (a)	259	221
Abu Dhabi Commercial Bank PJSC	319	798
Abu Dhabi Islamic Bank Public Joint Stock Company	168	464
Abu Dhabi National Oil Company	346	349
Abu Dhabi Ports Company PJSC (a)	102	177
Adnoc Drilling Company PJSC	197	203
Adnoc Logistics & Services PLC	142	148
ALDAR Properties PJSC	399	582
Alpha Dhabi Holding PJSC (a)	161	824
Americana Restaurants International PLC (a)	329	275
Dubai Electricity and Water Authority	1,035	694
Dubai Islamic Bank (P S C) Br.	311	485
Emaar Development LLC	79	153
Emaar Properties PJSC	685	1,478
Emirates NBD Bank PJSC	276	1,299
Emirates Telecommunications Group Company (Etisalat Group) PJSC	392	2,090
Fertiglobe plc	145	117
First Abu Dhabi Bank P.J.S.C.	490	1,863
International Holdings Limited (a)	83	8,991
Multipleplay Group PJSC (a)	412	356

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Salik Company P.J.S.C.	178	151
		21,718
Mexico 2.2%
Arca Continental S.A.B. de C.V.	56	608
Banco Actinver, S.A., Institucion de Banca Multiple, Grupo Financiero Actinver	327	588
Becle, S.A. de C.V. (b)	61	120
CEMEX S.A.B. de C.V. (a)	1,608	1,251
Coca-Cola FEMSA, S.A.B. de C.V.	59	558
El Puerto De Liverpool, S.A.B. De C.V.	26	178
Fomento Economico Mexicano, S.A. B. De C.V.	179	2,324
Gmexico Transportes, S.A.B. De C.V.	43	96
GRUMA, S.A.B. de C.V. - Class B	22	401
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V.	42	735
Grupo Aeroportuario del Sureste, S.A.B. de C.V. - Class B	18	534
Grupo Bimbo S.A.B. de C.V. - Class A	147	743
Grupo Carso, S.A.B. De C.V. (b)	55	614
Grupo Elektra S.A.B. de C.V.	6	392
Grupo Financiero Banorte, S.A.B. de C.V.	318	3,205
Grupo Financiero Inbursa, S.A.B. de C.V.	202	553
Grupo Mexico, S.A.B. de C.V. - Class B	356	1,980
Industrias Penoles, S.A.B. de C.V. (a) (b)	21	312
Kimberly - Clark De Mexico S.A.B. De C.V. - Class A	170	381
Operadora de Sites Mexicanos, S.A. de C.V.	102	143
Orbia Advance Corporation, S.A.B. de C.V. (b)	88	194
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	18	196
Wal - Mart de Mexico, S.A.B. de C.V.	567	2,384
		18,490
Indonesia 2.1%
Aneka Tambang (Persero), PT TBK	1,124	125
Goto Gojek Tokopedia Tbk, PT (a)	92,959	519
Mayora Indah, Pt Tbk	280	45
Merdeka Battery Materials TBK (a)	2,886	105
PT Adaro Minerals Indonesia Tbk (a)	861	76
PT Astra International Tbk	2,327	854
PT Avia Avian Tbk	2,033	66
PT Bank Mandiri (Persero) Tbk.	4,100	1,610
PT Barito Pacific Tbk	2,915	252
PT Bukit Asam TBK	524	83
PT Capital Financial Indonesia Tbk. (a) (d)	1,560	63
PT Dayamitra Telekomunikasi	2,128	98
PT Gudang Garam Tbk	51	68
PT Indocement Tunggal Prakarsa TBK	152	93
PT Indosat Tbk	132	81
PT Kalbe Farma Tbk	2,095	219
PT Merdeka Copper Gold, Tbk. (a)	1,079	189
PT Mitra Keluarga Karyasehat Tbk	614	114
Pt Mnc Digital Entertainment Tbk (a)	199	39
PT Petrindo Jaya Kreasi Tbk. (a) (d)	182	159
PT Semen Indonesia (Persero) Tbk	408	170
PT Telkom Indonesia (Persero) Tbk	5,294	1,359
PT Tower Bersama Infrastructure Tbk	530	72
PT Transcoal Pacific Tbk	110	53
PT Unilever Indonesia, Tbk.	576	132
PT United Tractors Tbk	178	262
PT Vale Indonesia Tbk	208	58
PT. Adaro Energy Indonesia Tbk	1,674	259
Pt. Amman Mineral Internasional (a)	1,361	579
PT. Bank Central Asia Tbk	6,170	3,765
Pt. Bank Negara Indonesia (Persero) Tbk.	1,575	550
PT. Bank Rakyat Indonesia (Persero) Tbk.	7,200	2,675
PT. Bayan Resources, Tbk	951	1,230
PT. Charoen Pokphand Indonesia, Tbk.	768	251
PT. Elang Mahkota Teknologi Tbk.	1,711	66
PT. Global Digital Niaga TBK (a)	1,425	45
PT. Indah Kiat Pulp & Paper Tbk	344	186
PT. Indofood Cbp Sukses Makmur	239	165
PT. Indofood Sukses Makmur	511	214
PT. Pratama Abadi Nusa Industri (a)	173	55
PT. Sarana Menara Nusantara	2,241	144
PT. Sumber Alfaria Trijaya	2,258	430
PT. Trimegah Bangun Persada	864	56
		17,634
Thailand 1.7%
Advanced Info Service PLC. - NVDR	18	116
Advanced Info Service PLC.	113	718
Airports of Thailand Public Company Limited	235	411
Airports of Thailand Public Company Limited - NVDR	213	373
Asset World Corp Public Company Limited - NVDR (b)	357	37
Asset World Corp Public Company Limited	507	53
B.Grimm Power Public Company Limited - NVDR	118	94
Bangkok Bank Public Company Limited	50	229
Bangkok Dusit Medical Services Public Company Limited. - NVDR	536	435
Bangkok Expressway and Metro Public Company Limited	484	113
Bangkok Expressway and Metro Public Company Limited - NVDR	367	85
Banpu Public Company Limited - NVDR (b)	357	71
Berli Jucker Public Company Limited - NVDR (b)	114	84
Berli Jucker Public Company Limited	8	6
BTS Group Holdings Public Company Limited (b)	592	125
BTS Group Holdings Public Company Limited - NVDR	371	79
Bumrungrad Hospital Public Company Limited - NVDR	28	179
Bumrungrad Hospital Public Company Limited	22	143
Carabao Group Public Co., Ltd. - NVDR	43	105
Carabao Group Public Co., Ltd.	21	50
Central Pattana Public Company Limited	62	126
Central Pattana Public Company Limited - NVDR	70	142
Central Retail Corporation Public Company Limited - NVDR (b)	70	84
Central Retail Corporation Public Company Limited	293	352
Charoen Pokphand Foods Public Company Limited (b)	395	226
CP ALL Public Company Limited - NVDR	184	301
CP ALL Public Company Limited	339	555
CP Axtra Public Company Limited - NVDR	220	174
Delta Electronics (Thailand) Public Company Ltd. (b)	517	1,329
Electricity Generating Public Company Limited - NVDR	30	113
Energy Absolute Public Company Limited - NVDR	219	284
Global Power Synergy Public Company Limited - NVDR	79	112
Gulf Energy Development Public Company Limited	374	487
Gulf Energy Development Public Company Limited - NVDR	274	357
Home Product Center Public Company Limited - NVDR	426	146
Indorama Ventures Public Company Limited	16	13
Indorama Ventures Public Company Limited - NVDR	188	150
Intouch Holdings Public Company Limited	90	188
KASIKORNBANK Public Company Limited - NVDR	141	557
Krung Thai Bank Public Company Limited - NVDR	455	245
Krungthai Card Public Company Limited	12	15
Krungthai Card Public Company Limited - NVDR	134	170
Land and Houses Public Company Limited	324	77
Minor International Public Company Limited - NVDR	54	47
Minor International Public Company Limited	260	226
Muangthai Capital Public Company Limited	92	121
Osotspa Public Company Limited - NVDR	52	34
Osotspa Public Company Limited	111	72
PTT Exploration And Production Public Company Limited	157	683
PTT Global Chemical Public Company Limited	215	242
PTT Oil And Retail Business Public Company Limited - NVDR	383	214
PTT Public Company Limited	652	682
PTT Public Company Limited - NVDR	294	308
RATCH Group Public Company Limited	79	73
SCG Paper Public Company Limited - NVDR	50	53
SCG Paper Public Company Limited	81	85

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Siam Commercial Bank Public Company Limited, The - NVDR	68	210
Siam Commercial Bank Public Company Limited, The	29	89
Siam Global House Public Company Limited	142	71
Siam Global House Public Company Limited - NVDR	91	46
Thai Life Insurance Public Company Limited - NVDR	270	72
Thai Oil Public Company Limited - NVDR	116	182
Thai Union Group Public Company Limited	184	81
Thai Union Group Public Company Limited - NVDR	49	21
The Siam Cement Public Company Limited - NVDR	34	303
TISCO Financial Group Public Company Limited - NVDR	39	114
TMB Bank Thanachart Public Company Limited - NVDR	4,104	201
		13,939
Malaysia 1.6%
Ammb Holdings Berhad	247	215
Axiata Group Berhad	333	172
Celcomdigi Berhad	394	350
CIMB Group Holdings Berhad	879	1,118
Dialog Group Berhad	495	223
Fraser & Neave Holdings Bhd	18	113
Gamuda Berhad	294	293
Genting Berhad	241	242
Genting Malaysia Berhad	279	164
Hap Seng Consolidated Berhad	53	53
Hong Leong Bank Berhad	88	360
Hong Leong Financial Group Berhad	29	105
IHH Healthcare Berhad	315	413
IOI Corporation Berhad	355	304
KLCC Property Holdings Berhad	27	41
Kuala Lumpur Kepong Berhad	67	320
Kumpulan Sime Darby Berhad	333	170
Malayan Banking Berhad	817	1,580
Malaysia Airports Holdings Berhad	117	188
Maxis Communications Berhad	289	242
MISC Berhad	219	347
Mr D.I.Y. Group (M) Berhad	318	100
Nestle (Malaysia) Berhad	7	187
Petronas Chemicals Group Berhad	335	522
PETRONAS Dagangan Berhad	40	193
PETRONAS Gas Berhad	86	327
PPB Group Berhad	70	219
Press Metal Berhad	443	463
Public Bank Berhad	1,696	1,582
QL Resources Berhad	149	185
RHB Bank Berhad	362	429
Sime Darby Plantation Berhad	405	393
Telekom Malaysia Berhad	214	258
Tenaga Nasional Berhad	487	1,063
Westports Holdings Berhad	128	102
YTL Power International Berhad	293	162
		13,198
Qatar 0.9%
Dukhan Bank (Qp.S.C.)	287	315
Industries Qatar Q.S.C.	327	1,160
Masraf Al Rayan	732	520
Mesaieed Petrochemical Holding Company Q.P.S.C.	408	198
Ooredoo Q.P.S.C	127	380
Qatar Electricity & Water Company	62	309
Qatar Fuel (WOQOD)	85	381
Qatar Gas Transport Company Ltd.	383	363
Qatar International Islamic Bank (Q.P.S.C)	133	384
Qatar Islamic Bank (Q.P.S.C.)	203	1,166
Qatar National Bank (Q.P.S.C.)	502	2,210
The Commercial Bank (P.S.Q.C.)	382	624
		8,010
Kuwait 0.8%
Agility Public Warehousing Company KSCP (a)	212	351
Boubyan Bank K.S.C.P	148	289
Gulf Bank K.S.C.P.	286	261
Kuwait Finance House K.S.C.P.	1,151	2,720
Mabanee Company (K.P.S.C)	79	216
Mobile Telecommunications Company. K.S.C.P	209	346
National Bank of Kuwait S.A.K.P.	890	2,592
		6,775
Hong Kong 0.8%
BBMG Corporation - Class H	273	26
Bosideng International Holdings Limited	388	175
C&D International Investment Group Limited	79	169
China Everbright Environment Group Limited	412	134
China Gas Holdings Limited	280	277
China International Marine Containers (Group) Co., Ltd. - Class H	44	28
China Molybdenum Co., Ltd - Class H	431	236
China Resources Cement Holdings Limited	234	51
Chow Tai Fook Jewellery Group Limited	192	286
COSCO SHIPPING Development Co., Ltd. - Class H	270	28
Cosco Shipping Energy Transportation Co., Ltd. - Class H	152	144
COSCO Shipping Holdings Co., Ltd - Class H	347	348
Datang International Power Generation Co., Ltd. - Class H	364	57
Dongfang Electric Co., Ltd. - Class H	40	36
GCL-Poly Energy Holdings Limited	2,312	368
Hanergy Thin Film Power Group Limited (a) (d)	3,098	—
Hansoh Pharmaceutical Group Company Limited (c)	122	247
Hopson Development Holdings Limited (a)	144	75
Hua Hong Semiconductor Limited (a) (c)	83	201
Huadian Power International Corporation Limited - Class H	182	81
J&T Global Express Ltd. (a)	587	1,189
Kingboard Holdings Limited	67	162
Kingboard Laminates Holdings Limited	83	71
Metallurgical Corporation of China Ltd. - Class H	215	42
Nine Dragons Paper (Holdings) Limited	195	96
Orient Overseas (International) Limited	17	231
Sany Heavy Equipment Co., Ltd.	122	118
Shandong Expressway Co., Ltd (a) (b)	201	156
Sino Biopharmaceutical Limited	1,145	510
Sinotruk (Hong Kong) Limited	69	136
Sun Art Retail Group Limited	223	40
Xinyi Glass Holdings Limited	173	194
Yuexiu Property Company Limited	189	154
Zhaojin Mining Industry Company Limited - Class H	161	201
Zhongsheng Group Holdings Limited	71	171
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class H	158	87
		6,525
Philippines 0.7%
Aboitiz Equity Ventures, Inc.	258	208
Aboitiz Power Corporation	159	109
ACEN Corporation	918	72
Alliance Global Group, Inc.	360	73
Ayala Corporation	29	359
Ayala Land Inc.	715	445
Bank of The Philippine Islands	204	382
BDO Unibank, Inc.	242	570
Emperador Inc.	358	135
GT Capital Holdings, Inc.	10	109
International Container Terminal Services, Inc.	92	409
JG Summit Holdings, Inc.	359	247
Jollibee Foods Corporation	44	200
LT Group, Inc.	324	53
Manila Electric Company	31	226
Metropolitan Bank & Trust Company	226	210
Monde Nissin Corporation	896	136
PLDT Inc.	10	241
San Miguel Corporation	45	84
SM Investments Corporation	56	886
SM Prime Holdings, Inc.	1,252	743
Universal Robina Corporation	84	180
		6,077

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Turkey 0.7%
Akbank Turk Anonim Sirketi - Class A	358	445
Arcelik A.S. - Class A	14	60
Aselsan Inc. - Class A	137	210
BIM Birlesik Magazalar Anonim Sirketi - Class A	50	516
Borusan Birlesik Boru Fabrikalari Sanayi Ve Ticaret Anonim Sirketi (a)	4	83
Coca-Cola Icecek Anonim Sirketi - Class A	9	157
Enka Insaat Ve Sanayi Anonim Sirketi - Class A	112	129
Eregli Demir Ve Celik Fabrikalari Turk Anonim Sirketi - Class A (a)	197	274
Ford Otomotiv Sanayi Anonim Sirketi - Class A	8	194
Gubre Fabrikalari Turk A. S. (a)	8	44
Haci Omer Sabanci Holding A.S. - Class A	159	327
Hektas Ticaret Turk Anonim Sirketinin - Class A (a)	278	190
KOC Holding Anonim Sirketi - Class A	74	358
Petkim Petrokimya Holding A.S - Class A (a)	134	83
SASA Polyester Sanayi A.S. - Class A (a)	121	150
Tofas Turk Otomobil Fabrikasi A.S. - Class A	14	103
Turk Hava Yollari A.O. - Class A (a)	81	629
Turk Telekomunikasyon Anonim Sirketi - Class A (a)	57	47
Turkcell Iletisim Hizmetleri Anonim Sirketi - Class A	145	276
Turkiye Garanti Bankasi A.S. - Class A	77	154
Turkiye Is Bankasi Anonim Sirketi - Class C	395	314
Turkiye Petrol Rafinerileri Anonim Sirketi Tupras - Class A	95	461
Turkiye Sise Ve Cam Fabrikalari Anonim Sirketi - Class A	115	179
Yapi ve Kredi Bankasi A.S. - Class A	280	186
		5,569
Chile 0.4%
AntarChile S.A.	11	91
Banco de Chile	5,036	591
Banco de Credito e Inversiones	9	248
Banco Santander-Chile	7,280	355
Cencosud S.A.	151	283
Cencosud Shopping S.A.	62	99
Compania Cervecerias Unidas S.A.	13	81
Compania Sud Americana de Vapores S.A.	1,985	122
Empresas CMPC S.A.	120	232
Empresas Copec S.A.	45	328
Enel Americas S.A.	2,399	265
Enel Chile S.A.	2,807	182
LATAM Airlines Group S.A.	20,488	223
Quinenco S.A.	40	132
S.A.C.I.Falabella	140	349
		3,581
Greece 0.3%
Eurobank Ergasias Services And Holdings S.A - Class R (a)	267	473
Greek Organisation of Football Prognostics S.A. - Class R	21	363
Hellenic Duty Free Shops Single Member S.A. - Class R (a) (d)	9	—
Hellenic Telecommunications Organization S.A. - Class R	20	288
HELLENiQ ENERGY Holdings Societe Anonyme - Class R	7	52
Jumbo S.A. - Class R	13	348
Motor Oil (Hellas) Corinth Refineries S.A. - Class R	7	192
Mytilineos SA - Class R	12	481
National Bank of Greece SA - Class R (a)	58	405
PPC S.A. - Class R (a)	21	262
		2,864
Hungary 0.2%
MOL Hungarian Oil and Gas Public Limited Company	40	328
OTP Bank Nyrt.	26	1,177
Richter Gedeon Vegyeszeti Gyar Nyilvanosan Mukodo Rt.	15	378
		1,883
Peru 0.2%
Credicorp Ltd.	8	1,137
Enel Distribucion Peru S.A.A.	59	58
Inretail Peru Corp. (c)	4	133
		1,328
Colombia 0.1%
Banco De Bogota	12	88
Bancolombia SA	34	294
Ecopetrol S.A.	502	301
Grupo de Inversiones Suramericana S.A.	5	39
Grupo Energia Bogota S.A. ESP	277	136
Grupo Nutresa S.A.	12	144
Interconexion Electrica S.A. E.S.P.	55	218
		1,220
Czech Republic 0.1%
CEZ, a. s.	18	766
Komercni banka, a.s.	9	284
		1,050
Egypt 0.1%
Commercial International Bank (Egypt) S.A.E.	281	664
Luxembourg 0.0%
Reinet Investments S.C.A.	14	363
Singapore 0.0%
BOC Aviation Limited (c)	26	198
Australia 0.0%
Yancoal Australia Ltd	36	122
Russian Federation 0.0%
Bank VTB (Public Joint Stock Company) (a) (c) (d)	680,515	—
Joint Stock Company Alrosa (Public Joint Stock Company) (a) (c) (d)	346	—
Public Joint Stock Company Federal Hydrogenerating Company - Rushydro (a) (c) (d)	13,159	—
Public Joint Stock Company Gazprom (a) (c) (d)	1,618	—
Public Joint Stock Company Magnit (a) (c) (d)	10	—
Public Joint Stock Company Mobile Telesystems (a) (c) (d)	115	—
Public Joint Stock Company Novatek (a) (c) (d)	131	—
Public Joint Stock Company Novolipetsk Metallurgical Works (a) (c) (d)	167	—
Public Joint Stock Company Oil Company Rosneft (a) (c) (d)	301	—
Public Joint Stock Company PIK-Specialized Homebuilder (a) (c) (d)	15	—
Public Joint Stock Company Polyus (a) (c) (d)	4	—
Public Joint Stock Company Rostelecom (a) (c) (d)	157	—
Public Joint Stock Company Sberbank of Russia (a) (c) (d)	1,458	—
Public Joint Stock Company Surgutneftegaz (a) (c) (d)	1,157	—
Public Joint Stock Company Tatneft Named After V.D. Shashin (a) (c) (d)	220	—
Public Joint Stock Society Inter RAO UES (a) (c) (d)	4,398	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel (a) (c) (d)	8	—
Public Joint Stock Society Moscow Exchange MICEX-RTS (a) (c) (d)	189	—
Public Joint Stock Society Oil Company Lukoil (a) (c) (d)	49	—
Publichnoe Aktsionernoe Obshchestvo "Severstal" (a) (c) (d)	27	—
Publichnoe Aktsionernoe Obshchestvo Fosagro (a) (c) (d)	6	—
Publichnoe Aktsionernoe Obshchestvo Fosagro (a) (c) (d)	—	—
Publichnoe Aktsionernoe Obshchestvo Magnitogorski Metallurgicheski Kombinat (a) (c) (d)	241	—
United Company RUSAL PLC (a) (c) (d)	320	—
		—
Total Common Stocks (cost $923,615)		820,096
PREFERRED STOCKS 2.3%
Brazil 1.5%
Banco Bradesco S.A. (a) (f)	587	2,067
Braskem S.A - Series A	22	100
Centrais Eletricas Brasileiras S/A	23	218
Companhia Energetica De Minas Gerais-Cemig	161	380

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Companhia Paranaense De Energia - Class B	123	262
Gerdau S.A.	119	584
ITAU Unibanco Holding SA (f)	543	3,795
Itausa S.A.	601	1,283
Petroleo Brasileiro S/A Petrobras. (f)	521	3,997
		12,686
South Korea 0.6%
Amorepacific Corporation	1	33
Hyundai Motor Company, 1.00% (g)	2	207
Hyundai Motor Company, 2.00% (g)	4	353
LG Chem, Ltd., 1.00% (g)	1	215
LG Electronics Inc.	2	83
LG H&H Co., Ltd., 1.00% (g)	—	33
Mirae Asset Securities Co., Ltd., 2.70% (g)	15	43
Samsung Electronics Co Ltd, 1.00% (g)	92	4,431
Samsung Fire & Marine Insurance Co., Ltd.	—	48
Samsung SDI Co., Ltd., 1.00% (g)	—	37
		5,483
Chile 0.1%
Sociedad Quimica Y Minera De Chile S.A. - Preferred Class B	16	937
Colombia 0.1%
Bancolombia SA	45	347
Grupo Aval Acciones y Valores S.A.	508	64
Grupo de Inversiones Suramericana S.A.	15	52
		463
Russian Federation 0.0%
Public Joint Stock Company Sberbank of Russia (a) (c) (d)	126	—
Public Joint Stock Company Surgutneftegaz (a) (c) (d)	1,025	—
Public Joint Stock Company Tatneft Named After V.D. Shashin (a) (c) (d)	9	—
		—
Total Preferred Stocks (cost $19,671)		19,569
RIGHTS 0.0%
United States of America 0.0%
Mega Financial Holding Co., Ltd. (a) (h)	27	5
Brazil 0.0%
Localiza Rent A Car S/A (a)	—	1
Total Rights (cost $0)		6
SHORT TERM INVESTMENTS 1.4%
Investment Companies 1.0%
JNL Government Money Market Fund - Class I, 5.22% (i) (j)	8,181	8,181
Securities Lending Collateral 0.4%
JNL Government Money Market Fund - Class SL, 5.32% (i) (j)	3,471	3,471
Total Short Term Investments (cost $11,652)		11,652
Total Investments 100.8% (cost $954,938)		851,323
Other Derivative Instruments 0.0%		11
Other Assets and Liabilities, Net (0.8)%		(6,622)
Total Net Assets 100.0%		844,712

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $238 and 0.0% of the Fund.

(f) Convertible security.

(g) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(h) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL Emerging Markets Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	5,014	122,345	119,178	427	—	—	8,181	1.0
JNL Government Money Market Fund, 5.32% - Class SL	—	26,997	23,526	75	—	—	3,471	0.4
JNL Securities Lending Collateral Fund - Institutional Class	1,844	10,047	11,891	54	—	—	—	—
	6,858	159,389	154,595	556	—	—	11,652	1.4

JNL Emerging Markets Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Alibaba Group Holding Limited	04/26/21	37,394	18,947	2.3
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H	06/17/22	42	34	—
AU Small Finance Bank Limited	04/28/21	283	356	0.1
Autohome Inc.	06/18/21	372	195	—
Avenue Supermarts Limited	04/28/21	861	1,031	0.1
Baidu, Inc. - Class A	06/18/21	5,776	3,735	0.5
Bandhan Bank Limited	04/28/21	353	240	—
Bank VTB (Public Joint Stock Company)	04/26/21	600	—	—
BeiGene, Ltd.	04/26/21	1,948	1,250	0.2
BOC Aviation Limited	04/26/21	200	198	—
Cansino Biologics Inc. - Class H	06/18/21	408	29	—
CGN Power Co., Ltd. - Class H	04/26/21	328	281	—
China Feihe Limited	04/26/21	1,007	217	—
China International Capital Corporation Limited - Class H	04/26/21	380	262	—
China Literature Limited	04/26/21	434	177	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Emerging Markets Index Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
China Merchants Securities Co., Ltd. - Class H	04/26/21	116	67	—
China Resources Mixc Lifestyle Services Limited	06/18/21	419	252	—
China Resources Pharmaceutical Group Limited	06/16/23	197	144	—
China Tower Corporation Limited - Class H	04/26/21	762	481	0.1
China Zheshang Bank Co., Ltd. - Class H	06/16/23	41	33	—
Everbright Securities Company Limited - Class H	01/11/22	54	45	—
Fuyao Glass Industry Group Co., Ltd. - Class H	04/26/21	288	314	0.1
Ganfeng Lithium Group Co., Ltd - Class H	04/26/21	558	180	—
Guotai Junan Securities Co., Ltd. - Class H	04/26/21	97	76	—
Haidilao International Holding Ltd.	04/26/21	605	310	0.1
Hansoh Pharmaceutical Group Company Limited	04/26/21	591	247	—
Hapvida Participacoes E Investimentos S/A	04/26/21	1,234	499	0.1
HDFC Life Insurance Company Limited	04/28/21	1,004	852	0.1
Horizon Construction Development Ltd.	04/26/21	3	3	—
Hua Hong Semiconductor Limited	06/16/23	249	201	—
Huatai Securities Co., Ltd. - Class H	04/26/21	343	219	—
Hygeia Healthcare Holdings Co., Limited	06/16/23	262	190	—
ICICI Lombard General Insurance Company Limited	04/28/21	523	462	0.1
ICICI Prudential Life Insurance Company Limited	04/28/21	323	292	—
Innovent Biologics, Inc. - Class B	04/26/21	748	819	0.1
Inretail Peru Corp.	05/19/21	150	133	—
Interglobe Aviation Limited	04/28/21	341	516	0.1
JD Health International Inc.	06/18/21	1,303	592	0.1
Joinn Laboratories (China) Co., Ltd. - Class H	06/18/21	117	26	—
Joint Stock Company Alrosa (Public Joint Stock Company)	04/26/21	532	—	—
Kuaishou Technology	06/18/21	3,608	1,787	0.2
Kumba Iron Ore Ltd	04/26/21	198	188	—
LTIMindtree Limited	04/28/21	590	801	0.1
Meituan - Class B	04/26/21	12,033	6,355	0.8
New Oriental Education & Technology Group Inc.	06/16/23	700	1,154	0.2
Nongfu Spring Co., Ltd. - Class H	04/26/21	1,065	1,139	0.1
Orient Securities Company Limited - Class H	05/20/21	57	39	—
Pepkor Holdings	04/26/21	239	215	—
Ping An Healthcare and Technology Company Limited	04/26/21	672	134	—
POP MART International Group Limited	12/15/23	187	182	—
Postal Savings Bank of China Co., Ltd. - Class H	04/26/21	629	518	0.1
Public Joint Stock Company Federal Hydrogenerating Company - Rushydro	04/26/21	143	—	—
Public Joint Stock Company Gazprom	08/27/21	3,743	—	—
Public Joint Stock Company Magnit	04/26/21	1,595	—	—
Public Joint Stock Company Mobile Telesystems	04/26/21	568	—	—
Public Joint Stock Company Novatek	04/26/21	1,740	—	—
Public Joint Stock Company Novolipetsk Metallurgical Works	04/26/21	361	—	—
Public Joint Stock Company Oil Company Rosneft	04/26/21	1,923	—	—
Public Joint Stock Company PIK-Specialized Homebuilder	12/17/21	222	—	—
Public Joint Stock Company Polyus	04/26/21	454	—	—
Public Joint Stock Company Rostelecom	04/26/21	207	—	—
Public Joint Stock Company Sberbank of Russia	04/26/21	4,445	—	—
Public Joint Stock Company Sberbank of Russia	04/26/21	481	—	—
Public Joint Stock Company Surgutneftegaz	04/26/21	561	—	—
Public Joint Stock Company Surgutneftegaz	04/26/21	563	—	—
Public Joint Stock Company Tatneft Named After V.D. Shashin	04/26/21	1,466	—	—
Public Joint Stock Company Tatneft Named After V.D. Shashin	04/26/21	66	—	—
Public Joint Stock Society Inter RAO UES	04/26/21	271	—	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel	04/26/21	1,209	—	—
Public Joint Stock Society Moscow Exchange MICEX-RTS	04/26/21	375	—	—
Public Joint Stock Society Oil Company Lukoil	04/26/21	3,119	—	—
Publichnoe Aktsionernoe Obshchestvo "Severstal"	06/25/21	411	—	—
Publichnoe Aktsionernoe Obshchestvo Fosagro	07/01/21	1	—	—
Publichnoe Aktsionernoe Obshchestvo Fosagro	05/19/21	322	—	—
Publichnoe Aktsionernoe Obshchestvo Magnitogorski Metallurgicheski Kombinat	04/26/21	225	—	—
Qingdao Port International Co., Ltd. - Class H	04/26/21	45	38	—
Remegen, Ltd. - Class H	12/16/22	111	74	—
Saudi Arabian Oil Company	04/26/21	4,087	4,287	0.5
SBI Life Insurance Company Limited	04/28/21	596	795	0.1
Shandong Gold Group Co., Ltd. - Class H	04/26/21	162	147	—
Shanghai Junshi Biosciences Co., Ltd. - Class H	06/18/21	142	57	—
Shenwan Hongyuan Group Co., Ltd. - Class H	05/20/21	58	36	—
Smoore International Holdings Limited	04/26/21	1,531	177	—
Tongcheng-Elong Holdings Limited	04/26/21	238	231	—
Topsports International Holdings Limited	04/26/21	292	188	—
United Company RUSAL PLC	04/26/21	230	—	—
WuXi AppTec Co., Ltd. - Class H	04/26/21	388	404	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Emerging Markets Index Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Yadea Group Holdings Ltd	12/16/22	231	243	—
ZTO Express (Cayman) Inc.	06/21/21	1,372	971	0.1
		115,178	54,065	6.4

JNL Emerging Markets Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI Emerging Markets Index	224	March 2024	11,097	11	481

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Emerging Markets Index Fund
Assets - Securities
Common Stocks	18,868	801,006	222	820,096
Preferred Stocks	19,569	—	—	19,569
Rights	1	5	—	6
Short Term Investments	11,652	—	—	11,652
	50,090	801,011	222	851,323
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	481	—	—	481
	481	—	—	481

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL International Index Fund
COMMON STOCKS 97.5%
Japan 24.0%
ABC-Mart, Inc.	14	250
ACOM Co., Ltd.	60	150
Advantest Corporation	101	3,407
Aeon Co., Ltd.	122	2,726
AGC Inc. (a)	31	1,162
Aisin Corporation	24	840
Ajinomoto Co., Inc.	70	2,715
ANA Holdings Inc.	24	525
Asahi Group Holdings, Ltd.	71	2,643
Asahi Intecc Co., Ltd.	35	705
Asahi Kasei Corporation	198	1,457
ASICS Corporation	28	869
Astellas Pharma Inc.	258	3,077
Bandai Namco Holdings Inc.	91	1,836
Bridgestone Corporation (a)	83	3,449
Brother Industries, Ltd.	38	605
Canon Inc. (a)	140	3,596
Capcom Co., Ltd.	23	735
Central Japan Railway Company	128	3,239
Chubu Electric Power Co., Inc.	108	1,393
Chugai Pharmaceutical Co., Ltd.	91	3,452
Concordia Financial Group, Ltd.	158	721
COSMOS Pharmaceutical Corporation	3	381
Dai Nippon Printing Co., Ltd.	33	985
Daifuku Co., Ltd.	54	1,091
Dai-ichi Life Holdings, Inc.	138	2,915
Daiichi Sankyo Company, Ltd	270	7,414
Daikin Industries, Ltd.	42	6,757
Daito Trust Construction Co., Ltd.	9	1,007
Daiwa House Industry Co., Ltd	93	2,800
Daiwa House REIT Investment Corporation	—	537
Daiwa Securities Group Inc.	195	1,308
DENSO Corporation	252	3,788
DISCO Corporation	13	3,184
East Japan Railway Company	51	2,956
Eisai Co., Ltd.	39	1,937
ENEOS Holdings, Inc.	419	1,661
FANUC Corporation	130	3,794
Fast Retailing Co., Ltd.	24	5,909
Fuji Electric Co., Ltd.	21	902
FUJIFILM Holdings Corporation	58	3,455
Fujitsu Limited	25	3,702
Fukuoka Financial Group, Inc.	25	589
GLP J-REIT	1	649
Hamamatsu Photonics K.K.	20	808
Hankyu Hanshin Holdings, Inc.	35	1,122
HASEKO Corporation	38	491
Hikari Tsushin,Inc.	3	480
Hirose Electric Co., Ltd.	4	462
Hitachi Construction Machinery Co., Ltd.	15	395
Hitachi, Ltd.	132	9,471
Honda Motor Co., Ltd.	691	7,156
Hoshizaki Corporation	15	530
Hoya Corporation	50	6,199
Hulic Co., Ltd. (a)	82	858
IBIDEN Co., Ltd.	20	1,096
Idemitsu Kosan Co., Ltd.	161	876
Iida Group Holdings Co., Ltd.	20	299
Inpex Corporation	128	1,726
Isuzu Motors Limited	89	1,144
ITOCHU Corporation	196	7,989
Japan Airlines Co., Ltd.	22	425
Japan Airport Terminal Co., Ltd.	13	563
Japan Exchange Group, Inc.	71	1,496
Japan Metropolitan Fund Investment Corporation	1	674
Japan Post Bank Co., Ltd.	192	1,955
Japan Post Holdings Co., Ltd.	290	2,599
Japan Post Insurance Co., Ltd.	28	490
Japan Real Estate Investment Corporation	—	794
Japan Tobacco Inc. (a)	158	4,096
JFE Holdings, Inc.	81	1,252
JSR Corporation	31	871
Kajima Corporation	67	1,111
Kansai Paint Co., Ltd	33	558
Kao Corporation	66	2,693
Kawasaki Heavy Industries, Ltd.	25	561
Kawasaki Kisen Kaisha, Ltd.	21	892
KDDI Corporation	215	6,829
Keio Corporation	18	566
Keisei Electric Railway Co., Ltd.	23	1,083
Keyence Corporation	27	11,706
Kikkoman Corporation	25	1,546
Kintetsu Group Holdings Co., Ltd	26	837
Kirin Holdings Company, Ltd (a)	116	1,697
Kobe Bussan Co., Ltd.	21	626
Koei Tecmo Holdings Co., Ltd.	17	198
Koito Manufacturing Co., Ltd.	37	567
Komatsu Ltd.	135	3,523
Konami Holdings Corporation	15	757
Kose Corporation	4	315
Kubota Corporation (a)	163	2,441
Kurita Water Industries Ltd.	16	621
KYOCERA Corporation	193	2,811
Kyoto Financial Group, Inc.	46	709
Kyowa Kirin Co., Ltd.	34	577
Kyushu Railway Company	24	526
Lasertec Co., Ltd.	11	2,987
Lawson, Inc.	7	346
M3, Inc.	64	1,060
Makita Corporation	38	1,046
Marubeni Corporation	236	3,722
Matsuki Yokokokara & Company Co., Ltd.	55	973
Mazda Motor Corporation	88	942
McDonald's Holdings Company (Japan), Ltd.	11	490
Medipal Holdings Corporation	32	515
Meiji Holdings Co., Ltd.	41	961
Minebeamitsumi Inc.	57	1,160
MISUMI Group Inc.	39	663
Mitsubishi Chemical Group Corporation	206	1,257
Mitsubishi Corporation	577	9,196
Mitsubishi Electric Corporation	299	4,275
Mitsubishi Estate Co., Ltd.	184	2,532
Mitsubishi HC Capital Inc.	127	854
Mitsubishi Heavy Industries, Ltd.	47	2,744
Mitsubishi Motors Corporation	84	266
Mitsubishi UFJ Financial Group Inc	1,710	14,677
Mitsui & Co., Ltd.	214	8,034
Mitsui Chemicals, Inc.	26	781
Mitsui Fudosan Co., Ltd.	135	3,292
Mitsui O.S.K. Lines, Ltd.	52	1,655
Mizuho Bank, Ltd. (a)	33	852
Mizuho Financial Group, Inc.	360	6,141
MonotaRO Co., Ltd.	30	324
MS&AD Insurance Group Holdings, Inc.	62	2,436
Murata Manufacturing Co., Ltd.	249	5,264
Nec Corporation	37	2,193
NEXON Co., Ltd.	63	1,142
NGK Insulators, Ltd.	43	509
Nidec Corporation	73	2,947
Nikon Corporation	44	436
Nintendo Co., Ltd.	150	7,831
Nippon Building Fund Inc.	—	1,022
Nippon Express Co., Ltd.	12	659
Nippon Paint Holdings Co., Ltd.	137	1,102
Nippon Prologis REIT, Inc.	—	596
Nippon Sanso Holdings Corporation	28	759
Nippon Steel Corporation	132	3,022
Nippon Telegraph and Telephone Corporation	4,054	4,950
Nippon Yusen Kabushiki Kaisha	69	2,140
Nissan Motor Co., Ltd.	308	1,206
Nisshin Seifun Group Inc.	40	533
Nissin Chemical Corporation	19	755
Nissin Food Holdings Co., Ltd.	35	1,237
Niterra Co., Ltd.	26	616
Nitori Holdings Co., Ltd.	12	1,595
Nitto Denko Corporation	21	1,564

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Nomura Holdings, Inc.	430	1,938
Nomura Real Estate Holdings, Inc.	17	445
Nomura Real Estate Master Fund, Inc.	1	738
Nomura Research Institute Ltd	60	1,753
NTT DATA Corporation	79	1,110
Obayashi Corporation	105	906
OBIC Co., Ltd.	9	1,601
Odakyu Electric Railway Co., Ltd.	48	738
Oji Holdings Corporation	154	591
Olympus Corporation	175	2,529
OMRON Corporation	29	1,352
Ono Pharmaceutical Co., Ltd.	63	1,129
Open House Group Co., Ltd.	8	248
Oracle Corporation Japan	5	354
Oriental Land Co., Ltd.	157	5,817
ORIX Corporation	161	3,025
Osaka Gas Co., Ltd.	56	1,167
Otsuka Corporation	17	681
Otsuka Holdings Co., Ltd.	66	2,463
Pan Pacific International Holdings Corporation	73	1,734
Panasonic Holdings Corporation	330	3,258
Persol Holdings Co., Ltd.	275	470
Rakuten Group, Inc. (a)	212	944
Recruit Holdings Co., Ltd.	223	9,422
Renesas Electronics Corporation (b)	183	3,327
Resona Holdings, Inc.	331	1,680
Ricoh Company, Ltd.	87	668
ROHM Co., Ltd.	47	905
SBI Holdings, Inc.	38	864
SCSK Corporation	23	457
Secom Co., Ltd.	29	2,065
Sega Sammy Holdings, Inc.	21	288
Seiko Epson Corporation.	43	648
Sekisui Chemical Co., Ltd.	60	867
Sekisui House, Ltd.	93	2,054
Seven & I Holdings Co., Ltd.	116	4,583
SG Holdings Co., Ltd.	60	864
Sharp Corporation (b)	32	227
Shimadzu Corporation	39	1,100
Shimano Inc.	12	1,808
Shimizu Corporation	82	544
Shin-Etsu Chemical Co., Ltd.	284	11,871
Shionogi & Co., Ltd.	42	2,032
Shiseido Company, Limited	56	1,677
SMC Corporation	8	4,446
Softbank Corp.	393	4,901
SoftBank Group Corp	137	6,101
Sojitz Corporation	28	639
Sompo Holdings, Inc.	45	2,201
Sony Group Corporation	175	16,579
Square Enix Holdings Co., Ltd.	13	454
Subaru Corporation.	87	1,582
SUMCO Corporation	49	736
Sumitomo Chemical Company, Limited	242	591
Sumitomo Corporation	174	3,788
Sumitomo Electric Industries, Ltd.	108	1,365
Sumitomo Metal Mining Co., Ltd.	38	1,130
Sumitomo Mitsui Financial Group, Inc.	189	9,254
Sumitomo Mitsui Trust Bank, Limited	103	1,968
Sumitomo Realty & Development Co., Ltd.	65	1,924
Suntory Beverage & Food Limited	18	578
Suzuki Motor Corporation	65	2,784
Sysmex Corporation	25	1,386
T&D Holdings, lnc.	74	1,169
Taisei Corporation	25	853
Taisho Pharmaceutical Holdings Co., Ltd.	7	416
Takeda Pharmaceutical Co Ltd	221	6,347
TDK Corporation	55	2,586
Terumo Corporation	102	3,325
The Chiba Bank, Ltd.	97	699
The Kansai Electric Power Company, Incorporated	110	1,462
TIS Inc.	30	667
TOBU Railway Co., LTD.	29	770
Toho Co., Ltd.	18	604
Tokio Marine Holdings, Inc.	282	7,054
Tokyo Century Corporation	22	238
Tokyo Electric Power Company Holdings, Inc. (b)	112	584
Tokyo Electron Limited	63	11,291
Tokyo Gas Co., Ltd.	58	1,325
Tokyu Corporation	83	1,016
Tokyu Fudosan Holdings Corporation	84	534
TOPPAN Holdings Inc.	46	1,287
Toray Industries, Inc.	235	1,219
Tosoh Corporation	41	529
TOTO Ltd.	21	546
Toyo Suisan Kaisha, Ltd.	13	692
Toyota Industries Corporation	25	1,999
Toyota Motor Corporation	1,688	30,975
Toyota Tsusho Corporation	33	1,911
Trend Micro Incorporated	18	966
Unicharm Corporation	58	2,128
USS Co., Ltd.	28	566
Welcia Holdings Co., Ltd.	16	273
West Japan Railway Company	35	1,455
Yakult Honsha Co., Ltd.	41	910
Yamaha Corporation	25	567
Yamaha Motor Co., Ltd. (a)	130	1,152
Yamato Holdings Co., Ltd.	48	892
Yaskawa Electric Corporation	38	1,560
Yokogawa Electric Corporation	37	700
Z Holdings Corporation	382	1,352
Zensho Holdings Co., Ltd.	13	701
ZOZO, Inc.	16	355
		552,623
United Kingdom 13.1%
3I Group PLC	139	4,281
abrdn plc	284	647
Admiral Group PLC	35	1,196
Anglo American PLC	179	4,496
Ashtead Group Public Limited Company	63	4,356
Associated British Foods PLC	48	1,456
AstraZeneca PLC	220	29,831
Auto Trader Group PLC	131	1,207
Aviva PLC	389	2,154
B&M European Value Retail S.A.	128	910
BAE Systems PLC	430	6,093
Barclays PLC	1,930	3,781
Barratt Developments PLC	142	1,020
BP P.L.C.	2,333	13,888
British American Tobacco P.L.C.	318	9,316
BT Group PLC	900	1,419
Bunzl Public Limited Company	47	1,895
Burberry Group PLC	51	919
Centrica PLC	799	1,433
Coca-Cola Europacific Partners PLC	28	1,882
Compass Group PLC	243	6,655
Convatec Group PLC (c)	207	644
Croda International Public Limited Company	20	1,262
DCC Public Limited Company	13	991
Dechra Pharmaceuticals PLC	17	834
Diageo PLC	318	11,583
DS Smith PLC	180	707
Entain PLC	88	1,104
Experian PLC	131	5,350
Fiat Chrysler Automobiles N.V.	276	6,461
GSK PLC	583	10,784
Haleon PLC	789	3,238
Halma Public Limited Company	54	1,573
Hargreaves Lansdown PLC	48	448
Hikma Pharmaceuticals Public Limited Company	24	548
Hiscox Ltd.	45	607
Howden Joinery Group PLC	71	736
HSBC Holdings PLC	2,668	21,618
Imperial Brands PLC	126	2,907
Informa Jersey Limited	185	1,840
InterContinental Hotels Group PLC	24	2,163
Intermediate Capital Group PLC	42	912
Intertek Group Plc	23	1,249
J Sainsbury PLC	258	997

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JD Sports Fashion PLC	367	777
Kingfisher PLC	246	763
Land Securities Group PLC	100	899
Legal & General Group PLC	833	2,669
Lloyds Banking Group PLC	8,749	5,320
London Stock Exchange Group PLC	62	7,297
M&G PLC	337	958
Melrose Industries PLC	184	1,331
Mondi PLC	70	1,368
National Grid PLC	532	7,172
NatWest Group PLC	691	1,932
Next PLC	17	1,746
NMC Health PLC (d)	12	—
Ocado Group PLC (b)	105	1,009
Pearson PLC	95	1,168
Persimmon Public Limited Company	44	777
Phoenix Group Holdings PLC	118	804
Prudential Public Limited Company	384	4,356
Reckitt Benckiser Group PLC	102	7,016
Relx PLC	268	10,625
Rentokil Initial PLC	362	2,036
Rightmove PLC	107	791
Rio Tinto PLC	151	11,236
Rolls-Royce PLC (b)	1,197	4,577
Schroders PLC	135	743
SEGRO Public Limited Company	165	1,861
Severn Trent PLC	36	1,188
Smith & Nephew PLC	126	1,728
Smiths Group PLC	47	1,064
Spirax-Sarco Engineering PLC	10	1,353
SSE PLC	152	3,608
St. James's Place PLC	79	693
Standard Chartered PLC	321	2,730
Taylor Wimpey PLC	475	891
Tesco PLC	983	3,645
The Berkeley Group Holdings PLC	16	953
The Sage Group PLC.	144	2,155
Unilever PLC	355	17,206
United Utilities PLC	94	1,266
Vodafone Group Public Limited Company	3,083	2,700
Weir Group PLC(The)	34	822
Whitbread PLC	27	1,269
Wise PLC - Class A (b)	96	1,063
WPP 2012 Limited	148	1,417
		302,373
France 11.1%
Aeroports de Paris	5	653
Airbus SE	83	12,878
Amundi (c)	8	531
AXA	251	8,172
Biomerieux SA	6	693
BNP Paribas	150	10,392
Bollore SE	118	733
Bouygues	28	1,041
Bureau Veritas	39	991
Capgemini	22	4,658
Carrefour	80	1,472
Compagnie De Saint-Gobain	65	4,805
Compagnie Generale des Etablissements Michelin	98	3,529
Credit Agricole SA	173	2,464
Danone	91	5,914
Dassault Aviation	3	541
Dassault Systemes	100	4,869
Edenred	36	2,143
Eiffage	10	1,121
Engie	264	4,658
EssilorLuxottica	44	8,762
Eurofins Scientific SE	18	1,186
Getlink S.E.	43	792
Hermes International	5	10,195
IPSEN	6	660
Kering	10	4,426
L'Air Liquide, societe anonyme pour l'Etude et l'Exploitation des procedes Georges Claude	74	14,418
Legrand	37	3,884
L'Oreal	34	17,131
LVMH Moet Hennessy Louis Vuitton	37	29,587
Orange	257	2,922
Pernod Ricard	28	5,003
Publicis Groupe SA	32	2,967
Safran	49	8,599
Sanofi	162	16,047
Sartorius Stedim Biotech	3	911
Schneider Electric SE	76	15,340
Societe d'exploitation Hoteliere (a)	11	1,236
Societe Generale	103	2,750
Thales	13	1,961
TotalEnergies SE	319	21,758
Veolia Environnement-VE	86	2,701
VINCI	67	8,466
Vivendi SE	95	1,009
		254,969
Switzerland 8.7%
ABB Ltd - Class N	227	10,076
Alcon AG	67	5,236
Barry Callebaut AG - Class N	—	795
Chocoladefabriken Lindt & Sprungli AG - Class N	—	1,697
Coca-Cola HBC AG	30	893
Compagnie Financiere Richemont SA	76	10,462
DSM-Firmenich AG	32	3,305
EMS-Chemie Holding AG	1	733
Geberit AG - Class N	5	3,071
Givaudan SA - Class N	1	5,464
Glencore PLC	1,323	7,962
Holcim AG	70	5,528
Julius Bar Gruppe AG - Class N	28	1,574
Kuhne & Nagel International AG	7	2,463
Lonza Group AG	10	4,385
Nestle S.A. - Class N	380	43,987
Novartis AG - Class N	292	29,574
Partners Group Holding AG	3	4,452
Roche Holding AG	4	1,181
Sandoz Group AG (b)	56	1,805
Schindler Holding AG - Class N	3	692
SGS SA	21	1,838
Sika AG	22	7,141
Sonova Holding AG	7	2,278
STMicroelectronics N.V.	92	4,630
Straumann Holding AG - Class N	16	2,533
Swiss Life Holding AG - Class N	4	2,839
Swiss Re AG	41	4,647
Swisscom AG - Class N	4	2,117
The Swatch Group AG	4	1,157
The Swatch Group AG - Class N	7	369
UBS Group AG	459	14,219
Zurich Insurance Group AG - Class N	21	10,905
		200,008
Germany 7.5%
Adidas AG - Class N	23	4,596
Allianz SE	56	14,972
BASF SE - Class N	127	6,852
Bayer Aktiengesellschaft - Class N	130	4,845
Bayerische Motoren Werke Aktiengesellschaft	43	4,811
Beiersdorf Aktiengesellschaft	14	2,087
Brenntag SE - Class N	18	1,683
Carl Zeiss Meditec AG	5	580
COMMERZBANK Aktiengesellschaft	148	1,758
Continental Aktiengesellschaft	15	1,318
Covestro AG (b) (c)	26	1,530
Daimler Truck Holding AG	71	2,683
Delivery Hero SE (b) (c)	27	745
Deutsche Bank Aktiengesellschaft - Class N	264	3,612
Deutsche Borse Aktiengesellschaft - Class N	26	5,459
Deutsche Lufthansa Aktiengesellschaft (b)	86	770
Deutsche Post AG - Class N	133	6,618
Deutsche Telekom AG - Class N	493	11,851
DW Property Invest GmbH	5	126
E.ON SE - Class N	314	4,225
Evonik Industries AG	29	588

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Fresenius SE & Co. KGaA	58	1,809
Hannover Ruck SE - Class N	8	1,998
Heidelberg Materials AG	19	1,673
Henkel AG & Co. KGaA	13	938
Infineon Technologies AG - Class N	185	7,793
Mercedes-Benz Group AG - Class N	114	7,877
MERCK Kommanditgesellschaft auf Aktien	18	2,935
MTU Aero Engines AG - Class N	7	1,559
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	19	8,053
Puma SE	14	783
RWE Aktiengesellschaft	97	4,417
SAP SE	152	23,395
Siemens Aktiengesellschaft - Class N	101	18,919
Siemens Energy AG (b)	68	906
Siemens Healthineers AG (c)	38	2,213
Symrise AG	19	2,042
Talanx Aktiengesellschaft	8	606
Vonovia SE	117	3,677
		173,302
Australia 7.5%
Ampol Limited	32	794
ANZ Group Holdings Limited	429	7,557
Aristocrat Leisure Limited	93	2,570
ASX Limited	28	1,193
Atlas Arteria Limited	142	557
Aurizon Holdings Limited	252	651
Australian Pipeline Trust	183	1,062
BHP Group Limited	723	24,719
BlueScope Steel Limited	64	1,025
Brambles Limited	196	1,820
Cochlear Limited	9	1,780
Coles Group Limited	185	2,025
Commonwealth Bank of Australia	239	18,177
Computershare Limited	80	1,326
CSL Limited	69	13,454
DEXUS Funds Management Limited	152	792
Endeavour Group Limited	184	651
Fortescue Ltd	227	4,486
Goodman Funding Pty Ltd	251	4,327
GPT Management Holdings Limited	269	847
IDP Education Limited	37	505
IGO Limited	97	596
Incitec Pivot Limited	244	471
Insurance Australia Group Limited	340	1,310
Macquarie Group Limited	56	6,927
Medibank Private Limited	398	964
Mineral Resources Limited	24	1,138
Mirvac Limited	576	818
National Australia Bank Limited	446	9,301
Northern Star Resources Ltd	161	1,497
Orica Limited	62	669
Origin Energy Limited	242	1,396
Pilbara Minerals Limited (a)	411	1,116
Qantas Airways Limited (b)	115	419
QBE Insurance Group Limited	210	2,122
Ramsay Health Care Limited	25	902
REA Group Ltd	8	926
Reece Limited	48	737
Rio Tinto Limited	54	4,992
Santos Limited	442	2,284
Scentre Group Limited	739	1,502
SEEK Limited	51	933
Seven Group Holdings Limited	23	575
Sonic Healthcare Limited	64	1,396
South32 Limited	634	1,432
Stockland Corporation Ltd	320	968
Suncorp Group Limited	177	1,669
Telstra Corporation Limited	558	1,505
The Lottery Corporation Limited	315	1,037
TPG Corporation Limited	57	202
Transurban Holdings Limited	441	4,110
Treasury Wine Estates Limited	114	837
Vicinity Centres RE Ltd	526	730
Washington H. Soul Pattinson and Company Limited	35	790
Wesfarmers Limited	163	6,309
Westpac Banking Corporation	501	7,807
WiseTech Global Limited	25	1,273
Woodside Energy Group Ltd	272	5,736
Woolworths Group Limited	167	4,226
Worley Limited	47	559
		172,499
Netherlands 5.5%
Adyen N.V. (b) (c)	4	5,569
Aegon Ltd.	225	1,309
Akzo Nobel N.V.	24	1,971
ASM International N.V.	6	3,217
ASML Holding N.V.	56	42,306
Exor Nederland N.V.	14	1,411
HAL Trust	6	734
Heineken Holding N.V.	19	1,585
Heineken N.V.	41	4,118
ING Groep N.V.	471	7,050
JDE Peet's N.V.	19	502
Koninklijke Ahold Delhaize N.V.	132	3,789
Koninklijke KPN N.V.	455	1,566
Koninklijke Philips N.V. (b)	111	2,583
NN Group N.V.	41	1,592
Prosus N.V. - Class N	210	6,262
Randstad N.V.	15	951
Shell PLC - Class A	934	30,629
Universal Music Group N.V.	134	3,825
Wolters Kluwer N.V. - Class C	34	4,885
		125,854
Sweden 3.5%
AB Sagax - Class B	30	811
Aktiebolaget Industrivarden - Class A	20	637
Aktiebolaget Industrivarden - Class C (a)	20	647
Aktiebolaget SKF - Class A	2	46
Aktiebolaget SKF - Class B	54	1,072
Aktiebolaget Volvo - Class A	28	753
Aktiebolaget Volvo - Class B	216	5,603
Alfa Laval AB	41	1,644
Assa Abloy AB - Class B	151	4,368
Atlas Copco Aktiebolag - Class A	361	6,209
Atlas Copco Aktiebolag - Class B	216	3,207
Axfood AB	16	431
Boliden AB (b)	38	1,191
Castellum Aktiebolag	62	882
Epiroc Aktiebolag - Class A	84	1,688
Epiroc Aktiebolag - Class B	53	920
EQT AB (a) (c)	96	2,707
Essity Aktiebolag (publ) - Class A	3	86
Essity Aktiebolag (publ) - Class B	85	2,118
Evolution AB (publ) (c)	27	3,243
Fastighets AB Balder - Class B (b)	91	649
G&L Beijer Ref AB - Class B	57	759
Getinge AB - Class B	33	729
H & M Hennes & Mauritz AB - Class B	85	1,497
Hexagon Aktiebolag - Class B	302	3,627
Holmen Aktiebolag - Class B	12	506
Husqvarna Aktiebolag - Class B	42	347
Indutrade Aktiebolag	35	917
Investment Ab Latour - Class B	22	572
Investor Aktiebolag - Class A	78	1,800
Investor Aktiebolag - Class B	263	6,097
L E Lundbergforetagen Aktiebolag (publ) - Class B	10	535
Lifco AB (Publ) - Class B	31	758
NIBE Industrier AB - Class B	245	1,723
Nordnet AB	23	387
Saab AB - Class B	12	730
Sandvik Aktiebolag	155	3,362
Securitas AB - Class B	71	697
Skandinaviska Enskilda Banken AB - Class A	230	3,169
Skanska AB - Class B	48	862
SSAB AB - Class A	31	233
SSAB AB - Class B	82	630

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Svenska Cellulosa Aktiebolaget SCA - Class A	4	55
Svenska Cellulosa Aktiebolaget SCA - Class B	81	1,211
Svenska Handelsbanken AB - Class A	207	2,249
Svenska Handelsbanken AB - Class B (a)	6	77
Swedbank AB - Class A	141	2,847
Swedish Orphan Biovitrum AB (Publ) (b)	30	792
Tele2 AB - Class B	75	645
Telefonaktiebolaget LM Ericsson - Class A	8	48
Telefonaktiebolaget LM Ericsson - Class B	424	2,672
Telia Company AB	331	846
Trelleborg AB - Class B	30	1,010
Volvo Cars AB - Class B (b)	77	248
		81,549
Denmark 3.4%
A.P. Moller - Maersk A/S - Class A	—	609
A.P. Moller - Maersk A/S - Class B	1	1,101
Carlsberg A/S - Class B	13	1,686
Chr. Hansen Holding A/S	14	1,169
Coloplast A/S - Class B	19	2,183
Danske Bank A/S	94	2,505
Demant A/S (b)	12	519
DSV A/S	25	4,323
Genmab A/S (b)	9	2,945
Novo Nordisk A/S - Class B	481	49,777
Novozymes A/S - Class B	32	1,755
Orsted A/S (c)	26	1,465
Pandora A/S	12	1,602
Tryg A/S	47	1,021
Vestas Wind Systems A/S (b)	143	4,542
		77,202
Spain 2.5%
Acciona,S.A.	3	466
ACS, Actividades de Construccion y Servicios, S.A.	31	1,375
AENA, S.M.E., S.A. (c)	10	1,867
Amadeus IT Holding, S.A. (c)	61	4,386
Banco Bilbao Vizcaya Argentaria, S.A.	806	7,315
Banco Santander, S.A.	2,197	9,184
CaixaBank, S.A.	568	2,340
Cellnex Telecom, S.A. (c)	83	3,268
Corporacion Acciona Energias Renovables, S.A.	6	192
Endesa, S.A.	43	879
Ferrovial SE	69	2,505
Iberdrola, Sociedad Anonima	802	10,512
Industria de Diseno Textil, S.A.	157	6,847
Naturgy Energy Group, S.A.	22	644
Redeia Corporacion, S.A.	53	880
Repsol SA.	169	2,505
Telefonica, S.A.	762	2,976
		58,141
Italy 2.3%
A2a S.P.A.	185	380
Amplifon S.p.A	18	608
Assicurazioni Generali Societa' Per Azioni	145	3,061
Banca Mediolanum SpA	32	302
Banco BPM Societa' Per Azioni	196	1,037
Buzzi S.P.A.	13	403
Davide Campari-Milano N.V.	72	816
DiaSorin S.p.A.	4	397
Enel S.p.A	1,107	8,235
Eni S.p.A.	306	5,183
Ferrari N.V.	17	5,877
Finecobank Banca Fineco SPA	85	1,271
Hera S.p.A.	120	392
Infrastrutture Wireless Italiane S.p.A. (c)	46	576
Intesa Sanpaolo SPA	2,280	6,674
Leonardo S.p.A.	60	997
Mediobanca Banca di Credito Finanziario Societa' Per Azioni	88	1,090
Moncler S.p.A.	28	1,749
Nexi Spa (b)	85	696
Pirelli & C. S.p.A. (c)	41	222
Poste Italiane SPA (c)	68	776
Prysmian S.p.A.	38	1,742
Recordati Industria Chimica E Farmaceutica S.P.A. In Breve Recordati S.P.A.	13	712
Snam S.P.A.	307	1,579
Telecom Italia SPA	1,506	491
Terna – Rete Elettrica Nazionale S.p.A.	197	1,646
UniCredit S.p.A.	244	6,629
UnipolSai Assicurazioni S.p.A.	58	145
		53,686
Hong Kong 2.0%
AIA Group Limited	1,621	14,142
Budweiser Brewing Company APAC Limited (c)	246	461
CK Asset Holdings Limited	306	1,536
CK Hutchison Holdings Limited	382	2,044
CK Infrastructure Holdings Limited	84	466
CLP Holdings Limited	264	2,179
ESR Group Limited (c)	329	456
Galaxy Entertainment Group Limited	321	1,799
Hang Lung Properties Limited	198	276
Hang Seng Bank, Limited	102	1,189
Henderson Land Development Company Limited	170	523
HKT Trust	452	539
Hong Kong And China Gas Company Limited -The-	1,497	1,147
Hong Kong Exchanges and Clearing Limited	170	5,832
Jardine Matheson Holdings Limited	34	1,392
Link Real Estate Investment Trust	355	1,996
MTR Corporation Limited	235	912
Power Assets Holdings Limited	194	1,125
Sino Land Company Limited	478	521
Sun Hung Kai Properties Limited	270	2,919
Swire Pacific Limited - Class A	60	504
Swire Pacific Limited - Class B	115	151
Swire Properties Limited	146	295
Techtronic Industries Company Limited	201	2,398
The Wharf (Holdings) Limited (a)	139	448
WH Group Limited (c)	1,051	679
Wharf Real Estate Investment Company Limited	222	753
		46,682
Singapore 1.2%
Ascendas Real Estate Investment Trust	480	1,102
Capitaland Group Pte. Ltd.	730	1,139
Capitaland Investment Limited	319	765
City Developments Limited	69	350
DBS Group Holdings Ltd	260	6,571
Genting Singapore Limited	797	603
Great Eastern Holdings Limited	7	96
Jardine Cycle & Carriage Limited	13	291
Keppel Corporation Limited	196	1,048
Mapletree Commercial Trust Treasury Company Pte. Ltd. (c)	305	364
Oversea-Chinese Banking Corporation Limited	473	4,654
Singapore Airlines Limited	192	956
Singapore Exchange Limited	114	847
Singapore Technologies Engineering Ltd	224	661
Singapore Telecommunications Limited	1,120	2,097
United Overseas Bank Limited	193	4,159
UOL Group Limited	65	311
Wilmar International Limited	294	795
		26,809
Finland 1.1%
Elisa Oyj	20	920
Fortum Oyj	59	857
Huhtamaki Oyj	12	500
Kesko Oyj - Class A	14	285
Kesko Oyj - Class B	39	773
Kone Corporation - Class B	51	2,541
Metso Oyj	96	974
Neste Oyj	60	2,152
Nokia Oyj	744	2,520
Nordea Bank Abp	478	5,920
Orion Oyj - Class A	3	134
Orion Oyj - Class B	16	695
Sampo Oyj - Class A	65	2,839
Stora Enso Oyj - Class R	85	1,176
UPM-Kymmene Oyj	76	2,853
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Wartsila Oyj Abp	71	1,025
		26,164
Belgium 1.0%
Ackermans	3	593
Ageas SA/NV	22	975
Anheuser-Busch InBev	130	8,371
argenx SE (b)	8	3,185
Azelis Group	16	382
Colruyt Group	6	270
D'Ieteren Group	3	542
Elia Group	4	523
Groupe Bruxelles Lambert - Groep Brussel Lambert	12	940
KBC Groep	39	2,518
Sofina	2	508
Solvay	10	305
UCB	17	1,517
Umicore	26	711
Warehouses De Pauw	24	766
		22,106
Norway 0.7%
Adevinta ASA - Class B (b) (e)	40	442
Aker ASA	3	204
Aker BP ASA	44	1,270
DNB Bank ASA	126	2,680
Equinor ASA	136	4,320
Gjensidige Forsikring ASA	24	451
Kongsberg Gruppen ASA	11	523
Mowi ASA	63	1,123
Norsk Hydro ASA	188	1,265
Orkla ASA	111	861
SalMar ASA	10	575
Schibsted ASA - Class A	10	302
Schibsted ASA - Class B	14	368
Storebrand ASA	63	555
Telenor ASA	87	993
Var Energi ASA	66	209
Yara International ASA	23	832
		16,973
Ireland 0.5%
Flutter Entertainment Public Limited Company (b)	23	3,998
James Hardie Industries Public Limited Company - CDI	61	2,345
Kerry Group Public Limited Company - Class A	22	1,890
Kingspan Group Public Limited Company	22	1,937
Smurfit Kappa Funding Designated Activity Company (a)	37	1,478
		11,648
Israel 0.5%
Azrieli Group Ltd.	5	324
Bank Hapoalim Ltd	181	1,626
Bank Leumi Le-Israel B.M.	219	1,759
Bezeq Israel Communications Company Ltd	270	368
Elbit Systems Ltd.	4	799
Icl Group Ltd	100	502
Israel Discount Bank Limited	174	872
Mizrahi-Tefahot Bank Ltd.	21	796
Nice Ltd (b)	9	1,827
Teva Pharmaceutical Industries Ltd (b)	156	1,643
		10,516
Poland 0.4%
Allegro.eu (b) (c)	67	565
Bank Polska Kasa Opieki - Spolka Akcyjna	31	1,206
Dino Polska Spolka Akcyjna (b) (c)	7	807
ING Bank Slaski Spolka Akcyjna (b)	5	297
KGHM Polska Miedz Spolka Akcyjna	17	520
LPP Spolka Akcyjna	—	564
Orlen S A	81	1,349
Powszechna Kasa Oszczednosci Bank Polski Spolka Akcyjna (b)	119	1,514
Powszechny Zaklad Ubezpieczen Spolka Akcyjna	77	920
Santander Bank Polska Spolka Akcyjna	5	603
		8,345
Austria 0.3%
Andritz AG	11	675
BAWAG Group AG (c)	11	574
Erste Group Bank AG	49	1,980
EVN AG	5	148
OMV Aktiengesellschaft	20	865
Raiffeisen Bank International AG	19	383
Strabag SE	2	77
Telekom Austria Aktiengesellschaft	18	150
Verbund AG	10	912
Vienna Insurance Group AG Wiener Versicherung Gruppe	5	132
voestalpine AG	16	494
		6,390
Portugal 0.2%
Banco Espirito Santo S.A. (b) (d)	413	—
EDP - Energias de Portugal, S.A.	409	2,060
EDP Renovaveis, S.A.	38	775
Galp Energia, SGPS, S.A.	68	1,008
Jeronimo Martins, SGPS, S.A.	39	991
		4,834
New Zealand 0.2%
Auckland International Airport Limited	185	1,030
Contact Energy Limited	115	584
Fisher & Paykel Healthcare Corporation Limited	79	1,169
Mercury NZ Limited	86	360
Meridian Energy Limited	188	658
Spark New Zealand Limited	237	775
		4,576
Luxembourg 0.1%
ArcelorMittal	76	2,152
Tenaris S.A.	62	1,088
		3,240
China 0.1%
Wuxi Biologics Cayman Inc (b) (c)	526	1,997
United States of America 0.1%
Qiagen N.V. (b)	33	1,436
Macau 0.0%
Sands China Ltd. (b)	352	1,031
Chile 0.0%
Antofagasta PLC	46	985
Bermuda 0.0%
Autostore Holdings Ltd (b) (c)	128	251
Mexico 0.0%
Fresnillo PLC	24	184
Russian Federation 0.0%
Evraz PLC (b) (c) (d)	82	—
Total Common Stocks (cost $1,902,037)		2,246,373
PREFERRED STOCKS 1.8%
Switzerland 1.4%
Chocoladefabriken Lindt & Sprungli AG	—	1,788
Roche Holding AG	99	28,726
Schindler Holding AG	6	1,384
		31,898
Germany 0.4%
Bayerische Motoren Werke Aktiengesellschaft	8	798
Dr. Ing. h.c. F. Porsche Aktiengesellschaft	15	1,354
Henkel AG & Co. KGaA (f)	24	1,939
Porsche Automobil Holding SE (f)	22	1,112
Sartorius Aktiengesellschaft	4	1,348
Volkswagen Aktiengesellschaft (f)	29	3,622
		10,173
Italy 0.0%
Telecom Italia SPA	883	295
Total Preferred Stocks (cost $43,305)		42,366
SHORT TERM INVESTMENTS 0.4%
Investment Companies 0.3%
JNL Government Money Market Fund - Class I, 5.22% (g) (h)	6,286	6,286

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Securities Lending Collateral 0.1%
JNL Government Money Market Fund - Class SL, 5.32% (g) (h)	3,069	3,069
Total Short Term Investments (cost $9,355)		9,355
Total Investments 99.7% (cost $1,954,697)		2,298,094
Other Derivative Instruments 0.0%		142
Other Assets and Liabilities, Net 0.3%		7,121
Total Net Assets 100.0%		2,305,357

(a) All or a portion of the security was on loan as of December 31, 2023.

(b) Non-income producing security.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $442 and 0.0% of the Fund.

(f) Convertible security.

(g) Investment in affiliate.

(h) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL International Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	5,152	211,384	210,250	471	—	—	6,286	0.3
JNL Government Money Market Fund, 5.32% - Class SL	—	88,422	85,353	182	—	—	3,069	0.1
JNL Securities Lending Collateral Fund - Institutional Class	9,860	36,104	45,964	171	—	—	—	—
Prudential Public Limited Company*	5,399	204	322	74	66	(991)	4,356	0.2
	20,411	336,114	341,889	898	66	(991)	13,711	0.6

*In the first half of 2023, Prudential Public Limited Company completed the disposal of its equity interest in Jackson Financial Inc. Prior to this disposal, Prudential Public Limited Company held a minority interest in Jackson Financial Inc. and was considered an affiliate.

JNL International Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen N.V.	04/26/21	8,245	5,569	0.3
AENA, S.M.E., S.A.	04/26/21	1,428	1,867	0.1
Allegro.eu	06/18/21	942	565	—
Amadeus IT Holding, S.A.	04/26/21	3,265	4,386	0.2
Amundi	04/26/21	677	531	—
Autostore Holdings Ltd	12/17/21	480	251	—
BAWAG Group AG	04/26/21	546	574	—
Budweiser Brewing Company APAC Limited	04/26/21	911	461	—
Cellnex Telecom, S.A.	04/26/21	3,846	3,268	0.2
Convatec Group PLC	04/26/21	591	644	—
Covestro AG	04/26/21	1,954	1,530	0.1
Delivery Hero SE	04/26/21	2,650	745	—
Dino Polska Spolka Akcyjna	06/18/21	496	807	0.1
EQT AB	04/26/21	2,458	2,707	0.1
ESR Group Limited	04/26/21	1,056	456	—
Evolution AB (publ)	04/26/21	2,926	3,243	0.2
Evraz PLC	04/26/21	631	—	—
Infrastrutture Wireless Italiane S.p.A.	04/26/21	530	576	—
Mapletree Commercial Trust Treasury Company Pte. Ltd.	04/26/21	531	364	—
Orsted A/S	04/26/21	2,094	1,465	0.1
Pirelli & C. S.p.A.	04/26/21	228	222	—
Poste Italiane SPA	04/26/21	636	776	—
Siemens Healthineers AG	06/18/21	2,258	2,213	0.1
WH Group Limited	04/26/21	900	679	—
Wuxi Biologics Cayman Inc	12/17/21	5,267	1,997	0.1
		45,546	35,896	1.6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL International Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro STOXX 50 Price Index	77	March 2024	EUR	3,514	1	(18)
FTSE 100 Index	21	March 2024	GBP	1,591	3	48
S&P/ASX 200 Index	8	March 2024	AUD	1,479	(4)	26
TOPIX Index	17	March 2024	JPY	400,101	10	15
					10	71

JNL International Index Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	BCL	03/20/24	EUR	6,279	6,953	37
GBP/USD	BMO	03/20/24	GBP	1,113	1,419	—
JPY/USD	HSB	03/21/24	JPY	965,217	6,930	142
USD/AUD	HSB	03/20/24	AUD	(116)	(79)	—
USD/EUR	HSB	03/20/24	EUR	(2,957)	(3,274)	22
USD/JPY	SCB	03/21/24	JPY	(545,752)	(3,919)	(69)
					8,030	132

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL International Index Fund
Assets - Securities
Common Stocks	1,882	2,244,491	—	2,246,373
Preferred Stocks	42,366	—	—	42,366
Short Term Investments	9,355	—	—	9,355
	53,603	2,244,491	—	2,298,094
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	89	—	—	89
Open Forward Foreign Currency Contracts	—	201	—	201
	89	201	—	290
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(18)	—	—	(18)
Open Forward Foreign Currency Contracts	—	(69)	—	(69)
	(18)	(69)	—	(87)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Mid Cap Index Fund
COMMON STOCKS 99.0%
Industrials 21.0%
Acuity Brands, Inc.	41	8,455
Advanced Drainage Systems, Inc.	91	12,833
AECOM	183	16,902
AGCO Corporation	83	10,043
ASGN Incorporated (a)	61	5,914
Avis Budget Group, Inc.	25	4,384
BWXT Government Group, Inc.	122	9,350
Caci International Inc. - Class A (a)	29	9,441
Carlisle Companies Incorporated	65	20,267
Chart Industries, Inc. (a)	55	7,541
Clean Harbors, Inc. (a)	67	11,703
Comfort Systems USA, Inc.	47	9,734
Concentrix Corporation	63	6,185
Core & Main, Inc. - Class A (a)	178	7,190
Crane Company	64	7,619
Curtiss-Wright Corporation	50	11,240
Donaldson Company, Inc.	162	10,555
EMCOR Group, Inc.	62	13,439
EnerSys	54	5,434
ESAB Corporation	76	6,609
ExlService Holdings, Inc. (a)	219	6,764
Exponent, Inc.	67	5,890
Flowserve Corporation	174	7,162
Fluor Corporation (a)	227	8,873
Fortune Brands Innovations, Inc.	166	12,670
FTI Consulting, Inc. (a)	47	9,427
GATX Corporation	47	5,602
Genpact Limited	221	7,685
Graco Inc.	222	19,297
GXO Logistics Inc. (a)	158	9,691
Hertz Global Holdings, Inc. (a)	181	1,882
Hexcel Corporation	112	8,278
Insperity, Inc.	48	5,587
ITT Inc.	108	12,914
KBR, Inc.	180	9,955
Kirby Corporation (a)	79	6,180
Knight-Swift Transportation Holdings Inc. - Class A	216	12,435
Landstar System, Inc.	48	9,256
Lennox International Inc.	43	19,045
Lincoln Electric Holdings, Inc.	76	16,530
ManpowerGroup Inc.	65	5,162
MasTec, Inc. (a)	81	6,108
Maximus, Inc.	81	6,756
MDU Resources Group, Inc.	273	5,400
Mine Safety Appliances Company, LLC	49	8,298
MSC Industrial Direct Co., Inc. - Class A	62	6,321
Nvent Electric Public Limited Company	221	13,081
Oshkosh Corporation	87	9,419
Owens Corning	118	17,453
Paylocity Holding Corporation (a)	57	9,394
RBC Bearings Incorporated (a)	39	11,080
Regal Rexnord Corporation	88	13,054
Ryder System, Inc.	59	6,785
Saia, Inc. (a)	35	15,396
Science Applications International Corporation	70	8,642
Sensata Technologies Holding PLC	197	7,418
Simpson Manufacturing Co., Inc.	57	11,256
Stericycle, Inc. (a)	122	6,051
Sunrun Inc. (a)	285	5,596
Terex Corporation	88	5,039
Tetra Tech, Inc.	71	11,874
The Brink's Company	59	5,219
The Middleby Corporation (a)	71	10,475
The Timken Company	87	6,934
Toro Company, The	137	13,161
Trex Company, Inc. (a)	145	12,011
UFP Industries, Inc.	82	10,324
Valmont Industries, Inc.	28	6,483
Watsco, Inc.	45	19,318
Watts Water Technologies, Inc. - Class A	36	7,570
Werner Enterprises, Inc.	81	3,447
WESCO International, Inc.	58	10,006
Woodward, Inc.	81	10,994
XPO, Inc. (a)	153	13,381
		708,867
Financials 16.0%
Affiliated Managers Group, Inc.	45	6,865
Ally Financial Inc.	359	12,550
American Financial Group, Inc.	86	10,225
Annaly Capital Management, Inc.	667	12,929
Associated Banc-Corp	200	4,271
Bank OZK	139	6,922
Brighthouse Financial, Inc. (a)	85	4,487
Cadence Bank	241	7,144
CNO Financial Group, Inc.	147	4,113
Columbia Banking System, Inc.	276	7,362
Commerce Bancshares, Inc.	158	8,430
Cullen/Frost Bankers, Inc.	85	9,171
East West Bancorp, Inc.	187	13,423
Equitable Holdings, Inc.	420	13,992
Erie Indemnity Company - Class A	33	11,104
Essent Group Ltd.	142	7,484
Euronet Worldwide, Inc. (a)	59	5,950
Evercore Inc. - Class A	46	7,919
F.N.B. Corporation	471	6,489
Federated Hermes, Inc. - Class B	117	3,973
Fidelity National Financial, Inc. - Class A	345	17,617
First American Financial Corporation	136	8,755
First Financial Bankshares, Inc.	168	5,102
First Horizon Corporation	744	10,540
FirstCash Holdings, Inc.	49	5,296
Glacier Bancorp, Inc.	146	6,029
Hancock Whitney Corporation	117	5,665
Home BancShares, Inc.	248	6,286
Houlihan Lokey, Inc. - Class A	68	8,120
Interactive Brokers Group, Inc. - Class A	141	11,686
International Bancshares Corporation	73	3,965
Janus Henderson Group PLC	179	5,410
Jefferies Financial Group Inc.	221	8,917
Kinsale Capital Group, Inc.	29	9,810
MGIC Investment Corporation	362	6,987
Morningstar, Inc.	34	9,789
New York Community Bancorp, Inc. - Series A	961	9,832
Old National Bancorp	383	6,466
Old Republic International Corporation	347	10,194
Pinnacle Financial Partners, Inc.	102	8,882
Primerica, Inc.	47	9,651
Prosperity Bancshares, Inc.	124	8,400
Reinsurance Group of America, Incorporated	88	14,160
RenaissanceRe Holdings Ltd	70	13,721
RLI Corp.	53	7,079
SEI Investments Company	133	8,467
Selective Insurance Group, Inc.	80	8,004
SLM Corporation	298	5,690
Southstate Corporation	101	8,500
Starwood Property Trust, Inc. (b)	395	8,301
Stifel Financial Corp.	137	9,451
Synovus Financial Corp.	193	7,272
Texas Capital Bancshares, Inc. (a)	65	4,173
The Carlyle Group, Inc.	288	11,722
The Hanover Insurance Group, Inc.	48	5,838
The Western Union Company	482	5,748
UMB Financial Corporation	58	4,824
United Bankshares, Inc.	176	6,614
Unum Group	245	11,073
Valley National Bancorp	559	6,071
Voya Financial, Inc.	137	10,019
Webster Financial Corporation	230	11,697
Wex, Inc. (a)	56	10,947
Wintrust Financial Corporation	81	7,499
Zurich American Corporation	82	3,979
		539,051
Consumer Discretionary 15.7%
Adient Public Limited Company (a)	127	4,617
Aramark	347	9,765

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Autoliv, Inc.	100	11,022
AutoNation, Inc. (a)	34	5,089
Boyd Gaming Corporation	94	5,873
Brunswick Corporation	90	8,729
Burlington Stores, Inc. (a)	86	16,655
Capri Holdings Limited (a)	154	7,754
Carter's, Inc.	48	3,593
Choice Hotels International, Inc. (b)	33	3,737
Churchill Downs Incorporated	91	12,241
Columbia Sportswear Company	47	3,707
Crocs, Inc. (a)	81	7,525
Deckers Outdoor Corporation (a)	34	22,903
Dick's Sporting Goods, Inc.	81	11,900
Five Below, Inc. (a)	73	15,640
Floor & Decor Holdings, Inc. - Class A (a) (b)	141	15,783
Fox Factory Holding Corp. (a)	55	3,723
GameStop Corp. - Class A (a) (b)	354	6,207
Gentex Corporation	311	10,143
Graham Holdings Co., Ltd. - Class B	5	3,195
Grand Canyon Education, Inc. (a)	39	5,203
H & R Block, Inc.	192	9,273
Harley-Davidson, Inc.	170	6,250
Helen of Troy Limited (a)	32	3,848
Hilton Grand Vacations Inc. (a)	95	3,825
Hyatt Hotels Corporation - Class A (b)	59	7,702
KB Home	103	6,418
Lear Corporation	77	10,861
Leggett & Platt, Incorporated	178	4,653
Light & Wonder, Inc. (a)	118	9,721
Lithia Motors, Inc. - Class A	37	12,089
Macy's, Inc.	365	7,340
Marriott Vacations Worldwide Corporation	44	3,751
Mattel, Inc. (a)	463	8,749
Murphy USA Inc.	25	9,033
Nordstrom, Inc. (b)	130	2,408
Ollie's Bargain Outlet Holdings, Inc. (a)	82	6,200
PENN Entertainment, Inc. (a)	198	5,161
Penske Automotive Group, Inc.	26	4,109
Planet Fitness, Inc. - Class A (a)	115	8,377
Polaris Inc.	70	6,678
PVH Corp.	80	9,813
RH (a)	20	5,952
Service Corporation International	197	13,469
Skechers U.S.A., Inc. - Class A (a)	179	11,154
Taylor Morrison Home II Corporation - Class A (a)	142	7,589
Tempur Sealy International, Inc.	230	11,716
Texas Roadhouse, Inc. - Class A	89	10,860
The Gap, Inc.	287	6,004
The Goodyear Tire & Rubber Company (a)	374	5,354
The Wendy's Company	222	4,328
Thor Industries, Inc. (b)	71	8,367
Toll Brothers, Inc.	142	14,636
TopBuild Corp. (a)	42	15,655
Travel + Leisure Co.	97	3,780
Under Armour, Inc. - Class A (a)	245	2,153
Under Armour, Inc. - Class C (a)	262	2,189
Vail Resorts, Inc.	51	10,788
Valvoline, Inc. (a) (b)	183	6,882
Visteon Corporation (a)	37	4,612
Williams-Sonoma, Inc.	85	17,088
Wingstop Inc.	39	10,055
Wyndham Hotels & Resorts, Inc.	110	8,865
YETI Holdings, Inc. (a)	113	5,871
		528,630
Information Technology 9.5%
Allegro Microsystems Inc. (a)	96	2,902
Amkor Technology, Inc.	137	4,557
Arrow Electronics, Inc. (a)	72	8,841
Aspen Technology, Inc. (a)	37	8,116
Avnet, Inc.	121	6,093
Belden Inc.	55	4,272
Blackbaud, Inc. (a)	57	4,919
Calix, Inc. (a)	79	3,461
Ciena Corporation (a)	195	8,798
Cirrus Logic, Inc. (a)	72	6,006
Cognex Corporation	229	9,564
Coherent Corp. (a)	176	7,671
CommVault Systems, Inc. (a)	57	4,518
Crane Nxt, Co.	64	3,612
Dolby Laboratories, Inc. - Class A	79	6,837
Dropbox, Inc. - Class A (a)	343	10,112
Dynatrace, Inc. (a)	315	17,202
GoDaddy Inc. - Class A (a)	188	19,936
IPG Photonics Corporation (a)	39	4,230
Kyndryl Holdings, Inc. (a)	302	6,274
Lattice Semiconductor Corporation (a)	184	12,700
Littelfuse, Inc.	33	8,858
Lumentum Holdings Inc. (a)	90	4,697
MACOM Technology Solutions Holdings, Inc. (a)	72	6,647
Manhattan Associates, Inc. (a)	82	17,550
MKS Instruments, Inc.	83	8,505
Novanta Inc. (a)	47	8,000
Onto Innovation Inc. (a)	65	9,968
Power Integrations, Inc.	76	6,211
Qualys, Inc. (a)	49	9,575
Rambus Inc. (a)	143	9,729
Silicon Laboratories Inc. (a)	41	5,469
Super Micro Computer, Inc. (a)	62	17,573
Synaptics Incorporated (a)	51	5,816
TD SYNNEX Corporation	68	7,371
Teradata Corporation (a)	132	5,754
Universal Display Corporation	58	11,059
Vishay Intertechnology, Inc.	163	3,902
Vontier Corporation	205	7,098
Wolfspeed, Inc. (a)	165	7,162
		321,565
Real Estate 8.0%
Agree Realty Corporation	135	8,491
Apartment Income REIT Corp.	197	6,839
Brixmor Property Group Inc.	397	9,248
COPT Defense Properties	148	3,781
Cousins Properties Incorporated	199	4,843
Cubesmart, L.P.	300	13,917
EastGroup Properties, Inc.	62	11,363
EPR Properties	97	4,713
Equity Lifestyle Properties, Inc.	245	17,306
First Industrial Realty Trust, Inc.	175	9,237
Gaming and Leisure Properties, Inc.	352	17,362
Healthcare Realty Trust Incorporated - Class A	501	8,634
Independence Realty Trust, Inc.	302	4,613
Jones Lang LaSalle Incorporated (a)	64	11,998
Kilroy Realty Corporation	143	5,699
Kite Realty Naperville, LLC	290	6,619
Lamar Advertising Company - Class A	117	12,428
Medical Properties Trust, Inc. (b)	783	3,847
National Storage Affiliates Trust	103	4,289
NNN REIT, Inc.	241	10,402
Omega Healthcare Investors, Inc.	326	9,999
Park Hotels & Resorts Inc.	280	4,277
Physicians Realty Trust	314	4,178
PotlatchDeltic Corporation	105	5,150
Rayonier Inc.	180	6,005
Rexford Industrial Realty, Inc.	281	15,786
Sabra Health Care REIT, Inc.	310	4,420
Spirit Realty Capital, Inc.	186	8,128
STAG Industrial, Inc.	243	9,539
Vornado Realty Trust (b)	211	5,953
W.P. Carey Inc.	292	18,896
		267,960
Health Care 7.7%
Acadia Healthcare Company, Inc. (a)	123	9,526
Amedisys, Inc. (a)	43	4,129
Arrowhead Pharmaceuticals Inc (a)	144	4,402
Azenta, Inc. (a)	79	5,145
Bruker Corporation	123	9,041
Chemed Corporation	20	11,769
Doximity, Inc. - Class A (a)	158	4,426
Encompass Health Corporation	133	8,888

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Enovis Corporation (a)	66	3,721
Envista Holdings Corporation (a)	227	5,459
Exelixis, Inc. (a)	414	9,938
Globus Medical, Inc. - Class A (a)	151	8,040
Haemonetics Corporation (a)	67	5,716
Halozyme Therapeutics, Inc. (a)	173	6,378
HealthEquity, Inc. (a)	114	7,538
Inari Medical, Inc. (a)	69	4,498
Integra LifeSciences Holdings Corporation (a)	89	3,876
Jazz Pharmaceuticals Public Limited Company (a)	84	10,293
Lantheus Holdings, Inc. (a)	89	5,518
LivaNova PLC (a)	72	3,724
Masimo Corporation (a)	58	6,806
Medpace Holdings, Inc. (a)	31	9,414
Neogen Corporation (a)	259	5,205
Neurocrine Biosciences, Inc. (a)	131	17,220
Option Care Health, Inc. (a)	233	7,849
Patterson Companies, Inc.	114	3,250
Penumbra, Inc. (a)	51	12,920
Perrigo Company Public Limited Company	178	5,736
Progyny, Inc. (a)	113	4,186
Quidelortho Corporation (a)	65	4,780
R1 RCM Holdco Inc. (a)	265	2,800
Repligen Corporation (a)	69	12,449
Shockwave Medical, Inc. (a)	49	9,327
Sotera Health LLC (a) (b)	131	2,210
Tenet Healthcare Corporation (a)	135	10,223
United Therapeutics Corporation (a)	62	13,657
		260,057
Materials 7.1%
Alcoa Corporation	236	8,023
AptarGroup, Inc.	88	10,897
Ashland Inc.	68	5,763
Avient Corporation	122	5,083
Axalta Coating Systems Ltd. (a)	295	10,022
Berry Global Group, Inc.	157	10,587
Cabot Corporation	74	6,176
Cleveland-Cliffs Inc. (a)	671	13,697
Commercial Metals Company	155	7,753
Crown Holdings, Inc.	159	14,670
Eagle Materials Inc.	46	9,283
Graphic Packaging Holding Company	408	10,059
Greif, Inc. - Class A	32	2,107
Knife River Corporation (a)	75	4,975
Livent Corporation (a)	229	4,113
Louisiana-Pacific Corporation (W VA)	85	5,995
MP Materials Corp. - Class A (a) (b)	194	3,843
NewMarket Corporation	9	4,906
Olin Corporation	163	8,799
Reliance Steel & Aluminum Co.	76	21,244
Royal Gold, Inc.	87	10,582
RPM International Inc.	172	19,184
Silgan Holdings Inc.	108	4,906
Sonoco Products Company	129	7,214
The Chemours Company	194	6,118
The Scotts Miracle-Gro Company	54	3,434
United States Steel Corporation	297	14,447
Westlake Corporation	42	5,914
		239,794
Energy 5.0%
Antero Midstream Corporation	447	5,600
Antero Resources Corporation (a)	375	8,506
ChampionX Corporation	262	7,642
Chesapeake Energy Corporation (b)	148	11,369
Chord Energy Corporation	55	9,198
Civitas Resources, Inc.	113	7,734
CNX Resources Corporation (a)	212	4,231
DT Midstream, Inc.	127	6,949
Equitrans Midstream Corporation	572	5,820
HF Sinclair Corporation	207	11,510
Matador Resources Company	148	8,394
Murphy Oil Corporation	197	8,410
NOV Inc.	519	10,524
Ovintiv Canada ULC	336	14,756
PBF Energy Inc. - Class A	146	6,418
Permian Resources Corporation - Class A	541	7,363
Range Resources Corporation	316	9,626
Southwestern Energy Company (a)	1,469	9,620
Valaris Limited (a)	84	5,766
Weatherford International Public Limited Company (a)	96	9,371
		168,807
Consumer Staples 4.1%
Bellring Intermediate Holdings, Inc. (a)	175	9,707
BJ's Wholesale Club Holdings, Inc. (a)	177	11,803
Casey's General Stores, Inc.	49	13,512
Celsius Holdings, Inc. (a)	198	10,785
Coca-Cola Consolidated, Inc.	6	5,699
Coty Inc. - Class A (a)	499	6,199
Darling Ingredients Inc. (a)	212	10,586
Flowers Foods, Inc.	256	5,767
Grocery Outlet Holding Corp. (a)	132	3,563
Ingredion Incorporated	86	9,360
Lancaster Colony Corporation	27	4,540
Performance Food Group Company (a)	207	14,281
Pilgrim's Pride Corporation (a)	52	1,437
Post Holdings, Inc. (a)	68	5,987
Sprouts Farmers Market, Inc. (a)	135	6,480
The Boston Beer Company, Inc. - Class A (a)	12	4,276
US Foods Holding Corp. (a)	300	13,612
		137,594
Utilities 3.2%
ALLETE, Inc.	77	4,687
Black Hills Corporation	89	4,824
Essential Utilities, Inc.	337	12,589
IDACORP, Inc.	67	6,572
National Fuel Gas Company	121	6,072
New Jersey Resources Corporation	128	5,692
NorthWestern Corporation	80	4,071
OGE Energy Corp.	266	9,281
One Gas, Inc.	75	4,776
Ormat Technologies, Inc.	71	5,412
PNM Resources, Inc.	113	4,694
Portland General Electric Company	134	5,810
Southwest Gas Holdings, Inc.	79	4,993
Spire Inc.	71	4,445
UGI Corporation	276	6,801
Vistra Corp.	449	17,286
		108,005
Communication Services 1.7%
Cable One, Inc.	6	3,406
Frontier Communications Parent, Inc. (a)	292	7,408
Iridium Communications Inc.	165	6,802
Nexstar Media Group, Inc. - Class A	43	6,723
TEGNA Inc.	259	3,957
The New York Times Company - Class A	216	10,581
TKO Group Holdings Inc. - Class A	81	6,571
Ziff Davis, Inc. (a)	61	4,077
ZoomInfo Technologies Inc. - Class A (a)	393	7,270
		56,795
Total Common Stocks (cost $3,239,105)		3,337,125
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.5%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	15,259	15,259
Securities Lending Collateral 0.3%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	10,535	10,535
Total Short Term Investments (cost $25,794)		25,794
Total Investments 99.8% (cost $3,264,899)		3,362,919
Other Derivative Instruments (0.0)%		(331)
Other Assets and Liabilities, Net 0.2%		8,696
Total Net Assets 100.0%		3,371,284

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL Mid Cap Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	30,703	259,564	275,008	1,180	—	—	15,259	0.5
JNL Government Money Market Fund, 5.32% - Class SL	—	117,077	106,542	291	—	—	10,535	0.3
JNL Securities Lending Collateral Fund - Institutional Class	6,464	46,917	53,381	186	—	—	—	—
	37,167	423,558	434,931	1,657	—	—	25,794	0.8

JNL Mid Cap Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 Index	126	March 2024	35,095	(331)	304

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Mid Cap Index Fund
Assets - Securities
Common Stocks	3,337,125	—	—	3,337,125
Short Term Investments	25,794	—	—	25,794
	3,362,919	—	—	3,362,919
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	304	—	—	304
	304	—	—	304

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Small Cap Index Fund
COMMON STOCKS 98.5%
Financials 18.2%
Ambac Financial Group, Inc. (a)	99	1,633
American Equity Investment Life Holding Company (a)	140	7,817
Ameris Bancorp	145	7,707
Amerisafe, Inc.	42	1,979
Apollo Commercial Real Estate Finance, Inc.	292	3,430
Arbor Realty Trust, Inc. (b)	422	6,403
ARMOUR Residential REIT, Inc. (b)	110	2,122
Artisan Partners Asset Management Inc. - Class A	153	6,769
Assured Guaranty Ltd.	122	9,134
Atlantic Union Bank	167	6,105
Axos Financial, Inc. (a)	115	6,279
B. Riley & Co., LLC (b)	37	772
Banc of California, Inc.	292	3,915
BancFirst Corporation	33	3,177
Bank of Hawaii Corporation (b)	88	6,412
BankUnited, Inc.	167	5,430
Banner Corporation	77	4,125
Berkshire Hills Bancorp, Inc.	97	2,398
Blackstone Mortgage Trust, Inc. - Class A (b)	387	8,238
Bread Financial Payments, Inc.	110	3,627
Brightsphere Investment Group Inc.	74	1,408
Brookline Bancorp, Inc.	196	2,142
Capitol Federal Financial	278	1,794
Cathay General Bancorp	162	7,225
Central Pacific Financial Corp.	61	1,202
City Holding Company	33	3,668
Community Bank System, Inc.	119	6,213
Customers Bancorp, Inc. (a)	63	3,628
CVB Financial Corp.	295	5,952
Dime Community Bancshares, Inc.	78	2,091
Donnelley Financial Solutions, Inc. (a)	55	3,454
Eagle Bancorp, Inc.	66	1,987
Ellington Financial Inc. (b)	177	2,252
Employers Holdings, Inc.	58	2,274
Encore Capital Group, Inc. (a)	52	2,643
Enova International, Inc. (a)	67	3,711
EVERTEC, Inc.	146	5,980
EZCORP, Inc. - Class A (a)	116	1,014
FB Financial Corporation	78	3,120
First Bancorp	92	3,393
First Bancorp.	386	6,356
First Commonwealth Financial Corporation	229	3,532
First Financial Bancorp.	214	5,085
First Hawaiian, Inc.	285	6,510
Franklin BSP Realty Trust, Inc.	184	2,487
Fulton Financial Corporation	365	6,006
Genworth Financial, Inc. - Class A (a)	1,011	6,751
Goosehead Insurance, Inc. - Class A (a)	55	4,148
Green Dot Corporation - Class A (a)	103	1,021
Hanmi Financial Corporation	68	1,321
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	249	6,863
HCI Group, Inc. (b)	14	1,208
Heritage Financial Corporation	80	1,721
Hilltop Holdings Inc.	103	3,637
Hope Bancorp, Inc.	269	3,244
Horace Mann Educators Corporation	91	2,975
Independent Bank Corp.	98	6,472
Independent Bank Group, Inc.	80	4,094
Jackson Financial Inc. - Class A (c)	158	8,115
KKR Real Estate Finance Trust Inc.	128	1,698
Lakeland Financial Corporation	57	3,714
Lincoln National Corporation	380	10,253
Mercury General Corporation	59	2,201
Moelis & Company - Class A	149	8,388
Mr. Cooper Group Inc. (a)	148	9,610
National Bank Holdings Corporation - Class A	84	3,118
Navient Corporation	190	3,545
NBT Bancorp Inc.	106	4,424
NCR Atleos Corporation (a)	148	3,606
New York Mortgage Trust, Inc.	201	1,715
NMI Holdings, Inc. - Class A (a)	181	5,384
Northfield Bancorp Inc.	92	1,152
Northwest Bancshares, Inc.	284	3,542
OFG Bancorp	105	3,939
Pacific Premier Bancorp, Inc.	214	6,227
Palomar Holdings, Inc. (a)	55	3,075
Park National Corporation	32	4,282
Pathward Financial, Inc.	59	3,098
Payoneer Global Inc. (a)	590	3,073
PennyMac Mortgage Investment Trust	194	2,899
Piper Sandler Companies	34	5,907
PJT Partners Inc. - Class A	49	5,009
PRA Group, Inc. (a)	86	2,259
Preferred Bank	28	2,054
ProAssurance Corporation	114	1,569
PROG Holdings, Inc. (a)	100	3,099
Provident Financial Services, Inc.	168	3,030
Radian Group Inc.	343	9,780
Ready Capital Corporation (b)	356	3,654
Redwood Trust, Inc.	262	1,940
Renasant Corporation	126	4,244
S & T Bancorp, Inc.	85	2,855
Safety Insurance Group, Inc.	33	2,505
Seacoast Banking Corporation of Florida	192	5,451
ServisFirst Bancshares, Inc.	109	7,294
Simmons First National Corporation - Class A	281	5,579
SiriusPoint Ltd (a)	201	2,327
Southside Bancshares, Inc.	64	2,005
Stellar Bancorp, Inc.	106	2,957
Stewart Information Services Corporation	61	3,594
StoneX Group Inc. (a)	60	4,447
The Bancorp, Inc. (a)	120	4,623
Tompkins Financial Corporation	29	1,734
Triumph Financial, Inc. (a)	49	3,889
Trupanion, Inc. (a) (b)	79	2,408
Trustco Bank Corp N Y	44	1,353
Trustmark Corporation	137	3,808
Two Harbors Investment Corp.	215	3,001
United Community Banks, Inc.	266	7,794
United Fire Group, Inc.	49	984
Veritex Holdings, Inc.	121	2,808
Virtus Investment Partners, Inc.	15	3,699
WAFD, Inc.	145	4,794
Walker & Dunlop, Inc.	75	8,318
Westamerica Bancorporation	60	3,360
WisdomTree, Inc.	249	1,722
World Acceptance Corporation (a)	8	1,003
WSFS Financial Corporation	136	6,263
		476,232
Industrials 17.1%
AAON, Inc.	151	11,160
AAR Corp. (a)	74	4,643
ABM Industries Incorporated	147	6,587
AeroVironment, Inc. (a)	59	7,399
Alamo Group Inc.	23	4,882
Alaska Air Group, Inc. (a)	274	10,691
Albany International Corp. - Class A	70	6,846
Allegiant Travel Company	34	2,781
American Woodmark Corporation (a)	37	3,403
Apogee Enterprises, Inc.	49	2,617
Applied Industrial Technologies, Inc.	87	14,997
Arcbest Corporation	53	6,367
Arcosa, Inc.	109	9,028
Armstrong World Industries, Inc.	98	9,646
Astec Industries, Inc.	51	1,884
AZZ Inc.	56	3,237
Barnes Group Inc.	113	3,689
Boise Cascade Company	89	11,471
Brady Corporation - Class A	101	5,902
CoreCivic, Inc. (a)	254	3,696
CSG Systems International, Inc.	64	3,413
Deluxe Corporation	96	2,063
DXP Enterprises, Inc. (a)	29	985

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Dycom Industries, Inc. (a)	66	7,556
Encore Wire Corporation	35	7,560
Enerpac Tool Group Corp. - Class A	122	3,788
Enpro Inc.	47	7,324
Enviri Corporation (a)	181	1,633
ESCO Technologies Inc.	58	6,755
Federal Signal Corporation	136	10,467
Forrester Research, Inc. (a)	27	718
Forward Air Corporation	57	3,613
Franklin Electric Co., Inc.	89	8,570
Gibraltar Industries, Inc. (a)	68	5,395
GMS Inc. (a)	91	7,500
Granite Construction Incorporated	99	5,022
Griffon Corporation	92	5,610
Hayward Holdings, Inc. (a)	284	3,865
Healthcare Services Group, Inc. (a)	163	1,685
Heartland Express, Inc.	105	1,498
Heidrick & Struggles International, Inc.	45	1,333
Hillenbrand, Inc.	157	7,496
HNI Corporation	105	4,378
Hub Group, Inc. - Class A (a)	70	6,446
Insteel Industries, Inc.	44	1,703
Interface, Inc. - Class A	131	1,651
JetBlue Airways Corporation (a) (b)	753	4,179
John Bean Technologies Corporation	71	7,096
Kaman Corporation	65	1,550
Kelly Services, Inc. - Class A	70	1,515
Kennametal Inc.	179	4,614
Korn Ferry	118	7,027
Lindsay Corporation	25	3,173
Liquidity Services, Inc. (a)	52	887
Marten Transport, Ltd.	128	2,686
Masterbrand, Inc. (a)	284	4,219
Matson Intermodal - Paragon, Inc.	78	8,576
Matthews International Corporation - Class A	68	2,494
Mercury Systems, Inc. (a)	117	4,289
Millerknoll, Inc.	165	4,390
Moog Inc. - Class A	64	9,312
Mueller Industries, Inc.	254	11,994
MYR Group Inc. (a)	37	5,378
National Presto Industries, Inc.	12	965
Now, Inc. (a)	237	2,688
NV5 Global, Inc. (a)	28	3,151
Openlane, Inc. (a)	240	3,555
PGT Innovations, Inc. (a)	128	5,199
Pitney Bowes Inc.	352	1,551
Powell Industries, Inc.	20	1,773
Proto Labs, Inc. (a)	58	2,249
Quanex Building Products Corporation	73	2,237
Resideo Technologies, Inc. (a)	328	6,169
Resources Connection, Inc.	72	1,021
Rush Enterprises, Inc. - Class A	137	6,915
RXO Inc. (a)	261	6,066
SkyWest, Inc. (a)	92	4,788
SPX Technologies, Inc. (a)	102	10,324
Standex International Corporation	27	4,205
Sun Country Airlines Holdings, Inc. (a)	90	1,409
SunPower Corporation (a) (b)	196	948
Tennant Company	42	3,853
The GEO Group, Inc. (a)	274	2,965
The Greenbrier Companies, Inc.	69	3,041
Titan International, Inc. (a)	112	1,669
Trinity Industries, Inc.	184	4,901
Triumph Group, Inc. (a)	175	2,893
TrueBlue, Inc. (a)	69	1,059
TTEC Holdings, Inc.	42	920
Unifirst Corporation	34	6,174
Vestis Corporation	289	6,109
Viad Corp (a)	48	1,735
Vicor Corporation (a)	51	2,289
Vm Consolidated, Inc. - Class A (a)	372	8,573
Wabash National Corporation	104	2,657
		446,383
Consumer Discretionary 14.6%
Abercrombie & Fitch Co. - Class A (a)	112	9,915
Academy Sports & Outdoors, Inc.	167	11,018
Adtalem Global Education Inc. (a)	89	5,256
Advance Auto Parts, Inc.	133	8,127
American Axle & Manufacturing Holdings, Inc. (a)	258	2,275
American Eagle Outfitters, Inc.	416	8,792
America's Car Mart, Inc. (a)	13	1,005
Asbury Automotive Group, Inc. (a)	46	10,361
BJ's Restaurants, Inc. (a)	53	1,909
Bloomin' Brands, Inc. (b)	194	5,453
Boot Barn Holdings, Inc. (a)	68	5,201
Brinker International, Inc. (a)	99	4,273
Caleres, Inc.	75	2,305
Cavco Industries, Inc. (a)	17	6,030
Century Communities, Inc.	64	5,795
Chico's FAS, Inc. (a)	273	2,067
Chuy's Holdings, Inc. (a)	39	1,500
Cracker Barrel Old Country Store, Inc. (b)	50	3,829
Dana Incorporated	287	4,187
Dave & Buster's Entertainment, Inc. (a) (b)	77	4,142
Designer Brands Inc. - Class A (b)	98	871
Dine Brands Global, Inc.	34	1,705
Dorman Products, Inc. (a)	63	5,261
Ethan Allen Interiors Inc.	52	1,670
Foot Locker, Inc.	183	5,714
Frontdoor, Inc. (a)	178	6,280
Gentherm Incorporated (a)	74	3,874
G-III Apparel Group, Ltd. (a)	91	3,084
Golden Entertainment, Inc.	48	1,908
Green Brick Partners, Inc. (a)	57	2,942
Group 1 Automotive, Inc.	31	9,430
Guess ?, Inc.	63	1,442
Hanesbrands Inc. (a)	784	3,498
Haverty Furniture Companies, Inc.	30	1,063
Hibbett Inc.	28	1,997
Installed Building Products, Inc.	53	9,655
iRobot Corporation (a)	63	2,442
Jack in the Box Inc.	45	3,677
Kohl's Corporation	248	7,109
Kontoor Brands, Inc.	112	6,969
La-Z-Boy Incorporated	97	3,581
LCI Industries	57	7,133
Leslie's, Inc. (a)	406	2,803
LGI Homes, Inc. (a)	46	6,075
M.D.C. Holdings, Inc.	133	7,362
M/I Homes, Inc. (a)	62	8,545
MarineMax, Inc. (a)	44	1,696
Meritage Homes Corporation	82	14,353
Mister Car Wash, Inc. (a) (b)	206	1,781
Monarch Casino & Resort, Inc.	30	2,046
Monro, Inc.	69	2,037
Movado Group, Inc.	35	1,057
National Vision Holdings, Inc. (a)	175	3,661
Newell Brands Inc.	855	7,420
Oxford Industries, Inc.	33	3,309
Papa John's International, Inc.	73	5,579
Patrick Industries, Inc.	47	4,708
Perdoceo Education Corporation	146	2,570
Phinia Inc.	105	3,175
Sabre Corporation (a)	848	3,730
Sally Beauty Holdings, Inc. (a)	240	3,188
Shake Shack, Inc. - Class A (a)	84	6,257
Shoe Carnival, Inc.	40	1,216
Signet Jewelers Limited	101	10,782
Six Flags Operations Inc. (a)	161	4,039
Sonic Automotive, Inc. - Class A	33	1,877
Sonos, Inc. (a)	289	4,945
Standard Motor Products, Inc.	41	1,627
Steven Madden, Ltd.	158	6,619
Strategic Education, Inc.	50	4,573
Stride, Inc. (a)	89	5,280
Sturm, Ruger & Company, Inc.	39	1,773
The Buckle, Inc.	66	3,143

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
The Cheesecake Factory Incorporated	104	3,624
The ODP Corporation (a)	74	4,184
Topgolf Callaway Brands Corp. (a)	315	4,522
TRI Pointe Homes Holdings, Inc. (a)	217	7,696
Upbound Group, Inc.	100	3,389
Urban Outfitters, Inc. (a)	127	4,544
Victoria's Secret & Co. (a)	173	4,604
Vista Outdoor Inc. (a)	131	3,864
Winnebago Industries, Inc.	66	4,843
Wolverine World Wide, Inc.	182	1,619
Worthington Industries, Inc.	68	3,896
XPEL, Inc. (a)	47	2,532
		381,288
Information Technology 12.0%
3D Systems Corporation (a)	304	1,931
A10 Networks, Inc.	153	2,019
ACI Worldwide, Inc. (a)	243	7,449
Adeia Inc.	237	2,938
Adtran Holdings, Inc.	162	1,191
Advanced Energy Industries, Inc.	84	9,104
Agilysys, Inc. (a)	45	3,838
Alarm.Com Holdings, Inc. (a)	112	7,229
Alpha and Omega Semiconductor Limited (a)	51	1,336
Arlo Technologies, Inc. (a)	215	2,047
Axcelis Technologies, Inc. (a)	73	9,507
Badger Meter, Inc.	66	10,150
Benchmark Electronics, Inc.	79	2,178
Cerence Inc. (a)	92	1,812
CEVA Inc. (a)	54	1,219
Cohu, Inc. (a)	106	3,763
Consensus Cloud Solutions, Inc. (a)	40	1,058
Corsair Gaming, Inc. (a)	94	1,331
CTS Corporation	70	3,056
Digi International Inc. (a)	79	2,058
Digital Turbine USA, Inc. (a)	207	1,419
Diodes Incorporated (a)	103	8,279
DoubleVerify Holdings, Inc. (a)	312	11,462
DXC Technology Company (a)	434	9,919
Envestnet, Inc. (a)	111	5,514
ePlus inc. (a)	61	4,841
Extreme Networks, Inc. (a)	289	5,102
Fabrinet (a)	81	15,482
Formfactor, Inc. (a)	174	7,253
Harmonic, Inc. (a)	249	3,241
Ichor Holdings, Ltd. (a)	65	2,194
Insight Enterprises, Inc. (a)	62	11,003
InterDigital, Inc. (b)	58	6,251
Itron, Inc. (a)	102	7,686
Knowles Corporation (a)	203	3,644
Kulicke and Soffa Industries, Inc.	127	6,935
LiveRamp Holdings, Inc. (a)	147	5,554
MaxLinear, Inc. (a)	166	3,936
Methode Electronics, Inc.	79	1,796
N-Able, Inc. (a)	158	2,088
NCR Voyix Corporation (a)	300	5,067
NetScout Systems, Inc. (a)	159	3,498
Osi Systems, Inc. (a)	35	4,468
PC Connection, Inc.	25	1,691
PDF Solutions, Inc. (a)	70	2,238
Perficient, Inc. (a)	77	5,096
Photronics, Inc. (a)	140	4,376
Plexus Corp. (a)	61	6,648
Progress Software Corporation	98	5,298
Rogers Corporation (a)	37	4,918
Sanmina Corporation (a)	128	6,588
ScanSource, Inc. (a)	55	2,180
Semtech Corporation (a)	143	3,127
Sitime Corporation (a)	39	4,736
SMART Global Holdings, Inc. (a)	117	2,216
SolarEdge Technologies Ltd. (a) (b)	121	11,308
SPS Commerce, Inc. (a)	82	15,926
TTM Technologies, Inc. (a)	230	3,635
Ultra Clean Holdings, Inc. (a)	100	3,401
Veeco Instruments Inc. (a)	125	3,893
ViaSat, Inc. (a) (b)	167	4,674
Viavi Solutions Inc. (a)	499	5,021
Xerox Holdings Corporation (b)	251	4,600
Xperi Inc. (a)	96	1,055
		314,471
Health Care 10.3%
AdaptHealth LLC - Class A (a)	183	1,337
Addus HomeCare Corporation (a)	36	3,373
Agiliti, Inc. (a)	81	640
Alkermes Public Limited Company (a)	371	10,285
AMN Healthcare Services, Inc. (a)	85	6,339
Amphastar Pharmaceuticals, Inc. (a)	84	5,175
ANI Pharmaceuticals, Inc. (a)	34	1,861
Apollo Medical Holdings, Inc. (a)	93	3,562
Arcus Biosciences, Inc. (a)	123	2,344
Artivion, Inc. (a)	86	1,539
Avanos Medical, Inc. (a)	106	2,387
BioLife Solutions, Inc. (a)	79	1,281
Catalyst Pharmaceuticals, Inc. (a)	224	3,760
Certara, Inc. (a)	240	4,222
Collegium Pharmaceutical, Inc. (a)	73	2,257
CONMED Corporation	69	7,551
Corcept Therapeutics Incorporated (a)	201	6,539
CorVel Corporation (a)	20	5,068
Cross Country Healthcare, Inc. (a)	74	1,665
Cytek Biosciences, Inc. (a)	217	1,982
Cytokinetics, Incorporated (a)	219	18,318
Dynavax Technologies Corporation (a) (b)	288	4,033
Embecta Corp.	127	2,403
Enhabit Inc. (a)	115	1,188
Fortrea Holdings Inc. (a)	198	6,906
Fulgent Genetics, Inc. (a)	46	1,316
Glaukos Corporation (a)	109	8,668
Harmony Biosciences Holdings Inc. (a)	74	2,375
Healthstream, Inc.	53	1,422
ICU Medical, Inc. (a)	45	4,493
Innoviva, Inc. (a)	126	2,027
Integer Holdings Corporation (a)	75	7,396
Ironwood Pharmaceuticals, Inc. - Class A (a)	307	3,507
LeMaitre Vascular, Inc.	45	2,547
Ligand Pharmaceuticals Incorporated (a)	37	2,665
Merit Medical Systems, Inc. (a)	129	9,788
Mesa Laboratories, Inc.	12	1,206
ModivCare Inc. (a)	28	1,248
Myriad Genetics, Inc. (a)	198	3,791
National HealthCare Corporation	30	2,730
Neogenomics, Inc. (a)	285	4,603
OmniAb, Inc. (a) (d)	16	—
OmniAb, Inc. (a) (d)	16	—
Omnicell, Inc. (a)	101	3,803
Orasure Technologies, Inc. (a)	164	1,345
Organon & Co.	573	8,262
Owens & Minor, Inc. (a)	171	3,303
Pacira Pharmaceuticals, Inc. (a)	104	3,507
Pediatrix Medical Group, Inc. (a)	185	1,716
Phibro Animal Health Corporation - Class A	44	509
Premier Healthcare Solutions, Inc. - Class A	267	5,974
Prestige Consumer Healthcare Inc. (a)	112	6,827
Privia Health Group Inc. (a)	230	5,298
RadNet, Inc. (a)	135	4,695
Regenxbio Inc. (a)	89	1,602
Schrodinger, Inc. (a) (b)	122	4,382
Select Medical Holdings Corporation	237	5,562
Simulations Plus, Inc.	36	1,596
STAAR Surgical Company (a)	109	3,411
Supernus Pharmaceuticals, Inc. (a)	122	3,545
Tandem Diabetes Care, Inc. (a)	146	4,314
The Ensign Group, Inc.	126	14,177
U. S. Physical Therapy, Inc.	34	3,121
UFP Technologies, Inc. (a)	16	2,699
Varex Imaging Corporation (a)	89	1,827
Veradigm Inc. (a)	245	2,574
Vericel Corporation (a)	107	3,811
VIR Biotechnology, Inc. (a)	196	1,969

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Xencor, Inc. (a)	139	2,945
		268,571
Real Estate 7.5%
Acadia Realty Trust	213	3,621
Alexander & Baldwin, Inc.	162	3,087
American Assets Trust, Inc.	108	2,437
Apple Hospitality REIT, Inc.	478	7,938
Armada Hoffler Properties, Inc.	151	1,874
Brandywine Realty Trust	381	2,059
Caretrust REIT, Inc.	266	5,958
Centerspace	33	1,939
Chatham Lodging Trust	110	1,177
Community Healthcare Trust Incorporated	56	1,505
Cushman & Wakefield PLC (a)	373	4,028
DiamondRock Alpharetta Tenant, LLC	469	4,409
Douglas Emmett, Inc.	372	5,388
Easterly Government Properties, Inc.	214	2,877
ELME Communities	196	2,858
Essential Properties Realty Trust, Inc.	348	8,905
eXp World Holdings, Inc. (b)	170	2,640
Four Corners Property Trust, Inc.	204	5,152
Getty Realty Corp.	108	3,152
Global Net Lease, Inc. (b)	439	4,365
Highwoods Properties, Inc.	235	5,399
Hudson Pacific Properties, Inc.	281	2,616
Innovative Industrial Properties, Inc.	62	6,295
JBG Smith Properties	198	3,368
Kennedy-Wilson Holdings, Inc.	267	3,303
LTC Properties, Inc.	93	2,980
LXP Industrial Trust	655	6,496
Marcus & Millichap Company	53	2,297
NexPoint Residential Trust, Inc.	50	1,735
OUTFRONT Media Inc.	327	4,565
Pebblebrook Hotel Trust (b)	270	4,321
Phillips Edison & Company, Inc.	267	9,724
Realogy Holdings Corp. (a)	253	2,051
Retail Opportunity Investments Corp.	283	3,971
Safehold Inc. (b)	102	2,384
Saul Centers, Inc.	29	1,157
Service Properties Trust	370	3,158
SITE Centers Corp.	402	5,479
SL Green Realty Corp. (b)	144	6,487
Summit Hotel Properties, Inc.	237	1,592
Sunstone Hotel Investors, Inc.	463	4,964
Tanger Inc.	235	6,507
The Macerich Company	481	7,429
The St. Joe Company	80	4,788
Uniti Group Inc.	533	3,079
Universal Health Realty Income Trust	30	1,277
Urban Edge Properties	265	4,841
Veris Residential, Inc.	178	2,802
Whitestone REIT	106	1,300
Xenia Hotels & Resorts, Inc.	240	3,270
		195,004
Materials 5.5%
AdvanSix Inc.	60	1,788
Alpha Metallurgical Resources, Inc.	26	8,971
ATI Inc. (a)	287	13,029
Balchem Corporation	72	10,779
Carpenter Technology Corporation	110	7,791
Century Aluminum Company (a)	114	1,382
Clearwater Paper Corporation (a)	36	1,311
Compass Minerals International, Inc.	74	1,882
H.B. Fuller Company	121	9,882
Hawkins, Inc.	43	2,997
Haynes International, Inc.	28	1,602
Ingevity Corporation (a)	76	3,573
Innospec Inc.	56	6,864
Kaiser Aluminum Corporation	36	2,556
Koppers Holdings Inc.	46	2,365
Materion Corporation	46	5,985
MATIV Holdings, Inc.	119	1,828
Mercer International Inc.	100	952
Minerals Technologies Inc.	73	5,223
Myers Industries, Inc.	85	1,654
O-I Glass, Inc. (a)	345	5,650
Olympic Steel, Inc.	22	1,456
Quaker Chemical Corporation	31	6,589
Sealed Air Corporation	309	11,271
Sensient Technologies Corporation	94	6,227
Stepan Company	48	4,509
SunCoke Energy, Inc.	184	1,980
Sylvamo Corporation	79	3,902
TimkenSteel Corporation (a)	85	1,992
Warrior Met Coal, Inc.	116	7,095
Worthington Steel, Inc.	69	1,940
		145,025
Consumer Staples 4.4%
B&G Foods, Inc. (b)	176	1,848
Calavo Growers, Inc.	40	1,180
Cal-Maine Foods, Inc.	91	5,204
Central Garden & Pet Company (a)	21	1,062
Central Garden & Pet Company - Class A (a)	93	4,097
Del Monte Fresh Produce Company	76	1,992
e.l.f. Beauty, Inc. (a)	124	17,847
Edgewell Personal Care Colombia S A S	115	4,196
Energizer Holdings, Inc.	148	4,678
Hain Celestial Group, Inc., The (a)	198	2,172
Inter Parfums, Inc.	40	5,781
J&J Snack Foods Corp.	35	5,767
John B. Sanfilippo & Son, Inc.	20	2,040
Medifast, Inc.	24	1,612
MGPI Processing, Inc.	35	3,451
National Beverage Corp. (a)	52	2,596
Nu Skin Enterprises, Inc. - Class A	111	2,162
PriceSmart, Inc.	56	4,256
Spartannash Company	76	1,755
The Andersons, Inc.	71	4,065
The Chefs' Warehouse, Inc. (a) (b)	78	2,291
The Simply Good Foods Company (a)	203	8,033
Tootsie Roll Industries, Inc.	38	1,261
Treehouse Foods, Inc. (a)	113	4,698
United Natural Foods, Inc. (a)	134	2,176
Universal Corporation	55	3,720
USANA Health Sciences, Inc. (a)	25	1,341
Vector Group Ltd.	297	3,354
WD-40 Company	30	7,261
WK Kellogg Co	150	1,965
		113,861
Energy 4.2%
Archrock, Inc.	308	4,743
Bristow Holdings U.S. Inc. (a)	54	1,541
California Resources Corporation	145	7,901
Callon Petroleum Company (a)	125	4,064
Comstock Resources, Inc. (b)	204	1,809
CONSOL Energy Inc.	62	6,283
Core Laboratories LP	104	1,838
CVR Energy, Inc.	64	1,948
Dorian LPG Ltd.	77	3,375
Dril-Quip, Inc. (a)	75	1,742
Green Plains Inc. (a)	133	3,359
Helix Energy Solutions Group, Inc. (a)	317	3,256
Helmerich & Payne, Inc.	222	8,036
Liberty Energy Inc. - Class A	344	6,246
Nabors Industries Ltd. (a)	20	1,601
Northern Oil and Gas Incorporated	206	7,621
Oceaneering International, Inc. (a)	224	4,771
Oil States International, Inc. (a)	147	996
Par Pacific Holdings, Inc. (a)	124	4,523
Patterson-UTI Energy, Inc.	717	7,740
Propetro Holding Corp. (a)	193	1,619
REX American Resources Corporation (a)	35	1,641
RPC, Inc.	192	1,395
SM Energy Company	260	10,085
Talos Energy Inc. (a)	226	3,216
U.S. Silica Holdings, Inc. (a)	172	1,945
Vital Energy, Inc. (a)	55	2,508

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
World Kinect Corporation	134	3,056
		108,858
Communication Services 2.7%
AMC Networks, Inc. - Class A (a)	67	1,253
ATN International, Inc.	24	928
CarGurus, Inc. - Class A (a)	192	4,640
Cars.com Inc. (a)	137	2,608
Cinemark Holdings, Inc. (a)	238	3,348
Cogent Communications Holdings, Inc.	97	7,376
Consolidated Communications Holdings, Inc. (a)	159	693
Dish Network Corporation - Class A (a)	557	3,213
EchoStar Corporation - Class A (a)	74	1,224
Intelsat Inflight LLC (a)	141	1,433
John Wiley & Sons, Inc. - Class A	96	3,036
Lumen Technologies Inc. (a) (b)	2,249	4,115
QuinStreet, Inc. (a)	113	1,452
Scholastic Corporation	61	2,313
Shenandoah Telecommunications Company	112	2,424
Shutterstock, Inc.	54	2,590
Sphere Entertainment Co. - Class A (a)	37	6,765
TechTarget, Inc. (a)	58	2,025
Telephone and Data Systems, Inc.	220	4,037
The E.W. Scripps Company - Class A (a)	130	1,041
The Marcus Corporation (b)	54	791
Thryv Holdings, Inc. (a)	70	1,421
TripAdvisor, Inc. (a)	241	5,179
Yelp Inc. (a)	153	7,257
		71,162
Utilities 2.0%
American States Water Company	83	6,674
Avista Corporation	173	6,183
California Water Service Group	129	6,677
Chesapeake Utilities Corporation	48	5,120
Clearway Energy, Inc. - Class A	78	2,002
Clearway Energy, Inc. - Class C	183	5,020
Middlesex Water Company	40	2,599
Northwest Natural Holding Company	83	3,217
Otter Tail Corporation (b)	93	7,940
SJW Group	65	4,275
Unitil Corporation	35	1,865
		51,572
Total Common Stocks (cost $2,546,177)		2,572,427
INVESTMENT COMPANIES 1.0%
iShares Core S&P Small Cap ETF	248	26,802
Total Investment Companies (cost $25,623)		26,802
SHORT TERM INVESTMENTS 2.0%
Securities Lending Collateral 1.6%
JNL Government Money Market Fund - Class SL, 5.32% (c) (e)	40,586	40,586
Investment Companies 0.4%
JNL Government Money Market Fund - Class I, 5.22% (c) (e)	11,310	11,310
Total Short Term Investments (cost $51,896)		51,896
Total Investments 101.5% (cost $2,623,696)		2,651,125
Other Derivative Instruments (0.0)%		(198)
Other Assets and Liabilities, Net (1.5)%		(40,148)
Total Net Assets 100.0%		2,610,779

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL Small Cap Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Jackson Financial Inc. - Class A	—	6,326	392	103	95	2,086	8,115	0.3
JNL Government Money Market Fund, 5.22% - Class I	5,239	229,564	223,493	394	—	—	11,310	0.4
JNL Government Money Market Fund, 5.32% - Class SL	—	201,334	160,748	578	—	—	40,586	1.6
JNL Securities Lending Collateral Fund - Institutional Class	2,862	64,334	67,196	141	—	—	—	—
	8,101	501,558	451,829	1,216	95	2,086	60,011	2.3

JNL Small Cap Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 Index	125	March 2024	11,888	(198)	910

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Small Cap Index Fund
Assets - Securities
Common Stocks	2,572,427	—	—	2,572,427
Investment Companies	26,802	—	—	26,802
Short Term Investments	51,896	—	—	51,896
	2,651,125	—	—	2,651,125
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	910	—	—	910
	910	—	—	910

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Multi-Manager Alternative Fund
COMMON STOCKS 54.1%
Financials 10.5%
Abu Dhabi Islamic Bank Public Joint Stock Company	146	403
Adyen N.V. (a) (b)	6	7,401
Agriculture & Natural Solutions Acquisition Corp. (a)	79	798
Aimei Health Technology Co., Ltd. (a)	15	158
Aimfinity Investment Corp. I (a)	5	60
Alchemy Investments Acquisition Corp 1 - Class A (a)	17	181
Alpha Partners Technology Merger Corp. - Class A (a)	31	328
Alpha Star Acquisition Corporation (a)	38	425
ALTC Acquisition Corp. - Class A (a)	10	102
American Equity Investment Life Holding Company (a)	21	1,151
American International Group, Inc.	7	489
AmpliTech Group, Inc. (a)	13	136
AmpliTech Group, Inc. - Class A (a)	3	33
Andretti Acquisition Corp. - Class A (a)	5	52
AON Public Limited Company - Class A	6	1,820
AP Acquisition Corp - Class A (a)	16	173
Ares Acquisition Corp II - Class A (a)	81	844
Arisz Acquisition Corp. (a)	16	179
Arogo Capital Acquisition Corporation - Class A (a)	4	44
Arrowroot Acquisition Corp. - Class A (a)	21	222
Aura Fat Projects Acquisition Corp. (a)	20	219
Bangkok Bank Public Company Limited	175	802
Bank of Baroda	116	321
Bank of Hawaii Corporation	48	3,462
Bannix Acquisition Corp. (a)	1	10
Battery Future Acquisition Corp. - Class A (a)	13	142
Block, Inc. - Class A (a) (c)	50	3,829
Blue Ocean Acquisition Corp. - Class A (a)	13	145
Blue World Acquisition Corporation - Class A (a)	7	73
Blueriver Acquisition Corp. - Class A (a)	57	603
Bowen Acquisition Corp. (a)	10	103
Bukit Jalil Global Acquisition 1 Ltd (a)	6	65
Bukit Jalil Global Acquisition 1 Ltd (a)	13	135
byNordic Acquisition Corporation - Class A (a)	7	83
Canna-Global Acquisition Corp. - Class A (a)	5	53
CapitalWorks Emerging Markets Acquisition Corp. - Class A (a)	10	111
Cartesian Growth Corporation II - Class A (a)	27	297
Cartica Acquisition Corp. - Class A (a)	11	121
Cetus Capital Acquisition Corp. - Class A (a)	16	173
CF Acquisition Corp. VII - Class A (a)	37	403
Chain Bridge I - Class A (a)	8	89
Chenghe Acquisition Co - Class A (a)	30	332
Churchill Capital Corp VII - Class A (a)	176	1,845
Citigroup Inc.	52	2,669
Colombier Acquisition Corp. (a)	9	86
Compass Digital Acquisition Corporation - Class A (a)	9	95
Concord Acquisition Corp. II - Class A (a)	35	358
Concord Acquisition Corp. III - Class A (a)	10	107
Consilium Acquisition Corp. I, Ltd. - Class A (a)	16	170
Crown PropTech Acquisitions - Class A (a)	—	1
DBS Group Holdings Ltd	8	202
Direct Selling Acquisition Corp. - Class A (a)	29	312
Distoken Acquisition Corporation (a)	9	93
Enphys Acquisition Corp. - Class A (a)	102	1,093
ESH Acquisition Corp. - Class A (a)	16	166
EVe Mobility Acquisition Corp - Class A (a)	40	430
Everest Consolidator Acquisition Corporation - Class A (a)	28	308
Evergreen Corp. - Class A (a)	17	186
EVERTEC, Inc.	104	4,243
ExcelFin Acquisition Corp. - Class A (a)	8	88
Feutune Light Acquisition Corporation - Class A (a)	4	45
Fintech Ecosystem Development Corp. - Class A (a)	8	89
Fortune Rise Acquisition Corporation - Class A (a)	64	704
Futuretech II Acquisition Corp. - Class A (a)	16	178
Global Lights Acquisition Corp. (a)	8	80
Global Lights Acquisition Corp. (a)	5	53
Global Partner Acquisition Corporation II - Class A (a)	—	3
Global Star Acquisition Inc. - Class A (a)	11	111
Globalink Investments, Inc. (a)	15	165
Golden Star Acquisition Corporation (a)	15	161
Gores Holdings IX, Inc. - Class A (a)	107	1,125
Groupe Bruxelles Lambert - Groep Brussel Lambert	8	633
Hana Financial Group Inc.	17	567
Haymaker Acquisition Corp. IV - Class A (a)	12	122
HCM Acquisition Corp - Class A (a)	19	210
Hennessy Capital Investment Corp. VI - Class A (a)	120	1,251
HH&L Acquisition Co. - Class A (a)	3	33
Horizon Space Acquisition I Corp. (a)	32	341
Hudson Acquisition I Corp. (a)	6	62
Infinite Acquisition Corp. - Class A (a)	11	123
Inflection Point Acquisition Corp. II - Class A (a)	19	191
Integrated Rail And Resources Acquisition Corp. - Class A (a)	12	130
Investcorp Europe Acquisition Corp I - Class A (a)	22	239
Investcorp India Acquisition Corp. - Class A (a)	22	241
Iron Horse Acquisitions Corp. (a)	11	109
Israel Acquisitions Corp. - Class A (a)	2	23
IX Acquisition Corp. - Class A (a)	5	52
Jack Henry & Associates, Inc. (c)	15	2,501
Jefferies Financial Group Inc.	56	2,248
KASIKORNBANK Public Company Limited	159	631
Keen Vision Acquisition Corporation (a)	27	278
Keyarch Acquisition Corporation (a)	6	66
L Catterton Asia Acquisition Corp - Class A (a)	40	432
Lakeshore Acquisition II Corp. (a)	5	59
LatAmGrowth SPAC - Class A (a)	14	154
Liberty Resources Acquisition Corp. - Class A (a)	14	148
LPL Financial Holdings Inc.	20	4,409
Mars Acquisition Corp. (a)	59	628
Metal Sky Star Acquisition Corp. (a)	4	41
Moody's Corporation	11	4,121
Nabors Energy Transition Corp. - Class A (a)	18	190
National Western Life Group, Inc. - Class A	1	469
NCR Atleos Corporation (a)	14	348
Nubia Brand International Corp. - Class A (a) (d)	17	186
Oak Woods Acquisition Corporation - Class A (a)	12	125
Oca Acquisition Corp. - Class A (a)	3	37
Patria Latin American Opportunity Acquisition Corp. - Class A (a)	68	757
PB Fintech Limited (a)	21	196
Pegasus Digital Mobility Acquisition Corp. - Class A (a)	5	58
Perception Capital Corp. III - Class A (a)	3	36
Plum Acquisition Corp. I - Class A (a)	7	79
Plutonian Acquisition Corp. (a)	10	109
Power & Digital Infrastructure Acquisition II Corp. - Class A (a)	26	284
PowerUp Acquisition Corp. (a)	1	7
PowerUp Acquisition Corp. - Class A (a)	1	16
Primerica, Inc.	30	6,116
Project Energy Reimagined Acquisition Corp. - Class A (a)	28	300
PT Bank Mandiri (Persero) Tbk.	768	301
Pyrophyte Acquisition Corp. - Class A (a)	26	285
Quadro Acquisition One Corp. - Class A (a)	3	32
Quetta Acquisition Corporation (a)	18	183
RCF Acquisition Corp. - Class A (a)	17	192
Redwoods Acquisition Corp (a)	10	105
Rigel Resource Acquisition Corp. - Class A (a)	100	1,097
Ryan Specialty Group Holdings, Inc. - Class A (a)	97	4,160
Screaming Eagle Acquisition Corp. - Class A (a)	93	987
SDCL EDGE Acquisition Corp - Class A (a)	26	276
SEI Investments Company (c)	35	2,234
Semper Paratus Acquisition Corp. - Class A (a)	4	46
SilverBox Corp III - Class A (a)	4	45
Sizzle Acquisition Corp. (a)	27	301
Slam Corp. - Class A (a)	16	177
Spark I Acquisition Corp. (a)	20	202

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Spring Valley Acquisition Corp. II - Class A (a)	27	291
Target Global Acquisition I Corp. - Class A (a)	40	440
TenX Keane Acquisition (a)	11	117
TKB Critical Technologies 1 - Class A (a)	12	133
TLGY Acquisition Corporation - Class A (a)	28	309
TMT Acquisition Corp (a)	15	159
Trajectory Alpha Acquisition Corp. - Class A (a)	13	135
Tristar Acquisition I Corp. - Class A (a)	23	252
Twelve Seas Investment Company II - Class A (a)	13	140
United Overseas Bank Limited	59	1,270
Valuence Merger Corp. I - Class A (a)	25	283
Visa Inc. - Class A (c)	50	13,021
W. R. Berkley Corporation	51	3,594
Wells Fargo & Company	41	1,999
		103,858
Communication Services 9.0%
Alphabet Inc. - Class A (a) (c)	106	14,807
Alphabet Inc. - Class C (a) (c)	83	11,696
Comcast Corporation - Class A	84	3,680
Eletromidia S.A. (a)	233	752
Endeavor Group Holdings, Inc. - Class A (e)	83	1,978
Former Charter Communications Parent, Inc. - Class A (a)	5	1,810
Hedy Holding Co., Ltd. - Class A	449	401
Intelsat Jackson Holdings, Ltd. (a) (f)	3	88
Kuaishou Technology (a) (b)	151	1,033
Mediaalpha, Inc. - Class A (a)	166	1,852
Meta Platforms, Inc. - Class A (a) (c)	98	34,467
Netflix, Inc. (a) (c)	26	12,588
NEXON Co., Ltd.	29	522
Nintendo Co., Ltd.	19	989
The Trade Desk, Inc. - Class A (a)	42	3,033
		89,696
Information Technology 7.3%
Analog Devices, Inc.	17	3,348
Anker Innovations Technology Co., Ltd. - Class A	132	1,642
Aspen Technology, Inc. (a)	16	3,502
Avaya Holdings Corp. (a)	29	196
Avaya Inc. (a)	2	13
BOE Technology Group Co., Ltd. - Class A	5,963	3,280
Broadcom Inc.	1	1,403
CDW Corp. (c)	15	3,397
Clearwater Analytics Holdings, Inc. - Class A (a)	219	4,380
Goertek Inc. - Class A	200	592
Intuit Inc. (c)	6	3,593
ITEQ Corporation	280	774
Maxscend Microelectronics Company Limited - Class A	41	811
nCino OpCo, Inc. (a)	142	4,782
NCR Voyix Corporation (a)	23	391
NXP Semiconductors N.V.	6	1,419
Oracle Corporation (c)	131	13,832
Riverbed Holdings, Inc. (a) (f)	7	—
Salesforce, Inc. (a) (c)	33	8,592
Shanghai Wingtech Electronics Technology Co., Ltd. - Class A (a)	118	704
SK Hynix Inc.	26	2,819
Splunk Inc. (a) (c) (e)	56	8,466
TE Connectivity Ltd. (b)	22	3,111
Wangsu Science & Technology Co., Ltd. - Class A	771	852
Will Semiconductor Co., Ltd. Shanghai - Class A	32	487
		72,386
Consumer Discretionary 6.5%
Alibaba Group Holding Limited (b)	22	208
Alibaba Group Holding Limited - ADR (c)	28	2,202
Amazon.com, Inc. (a) (c)	114	17,295
Bajaj Auto Limited	22	1,829
Beijing Roborock Technology Co., Ltd. - Class A	38	1,508
Capri Holdings Limited (a) (e)	99	4,993
CarMax, Inc. (a)	18	1,382
Compagnie Financiere Richemont SA	7	991
Delivery Hero SE (a) (b)	7	180
Entain PLC	18	227
Hankook Tire & Technology Co,. Ltd.	55	1,918
Home Depot, Inc., The	12	4,059
Just Eat Takeaway.Com N.V. (a) (b)	7	114
Mahindra and Mahindra Limited	77	1,605
Marriott International, Inc. - Class A	5	1,073
Midea Group Co., Ltd. - Class A	231	1,779
Neogames S.A. (a)	16	447
Pool Corporation	11	4,548
Prosus N.V. - Class N	34	1,003
TCL Technology Group Corporation - Class A (a)	878	533
Tesla Inc. (a) (c)	51	12,661
Under Armour, Inc. - Class A (a) (c)	281	2,473
Vitamin Oldco Holdings, Inc. (a) (f)	3	—
Yum China Holdings, Inc.	38	1,614
		64,642
Industrials 5.7%
Anhui Heli Co., Ltd. - Class A	79	204
Beijing New Building Material (Group) Co., Ltd. - Class A	214	704
COSCO Shipping Holdings Co., Ltd - Class A	864	1,167
COSCO Shipping Holdings Co., Ltd - Class H	1,174	1,178
Daewoo Engineering & Construction Co., Ltd. (a)	38	121
Evergreen Marine Corp. (Taiwan) Ltd.	765	3,574
Expeditors International of Washington, Inc. - Class A (c)	8	1,055
Ferguson Holdings Limited	8	1,599
H Solution Co., Ltd.	17	229
Howmet Aerospace Inc.	16	853
Lennox International Inc.	10	4,306
LG Corp.	17	1,127
LIG Nex1 Co., Ltd.	1	135
Old Dominion Freight Line, Inc.	8	3,427
Orient Overseas (International) Limited	44	615
Safran	9	1,635
Samsung C&T Corporation	8	825
Southwest Airlines Co. (c)	4	124
SP Plus Corporation (a)	13	662
The Boeing Company (a) (c)	73	18,964
TransUnion	54	3,721
Uber Technologies, Inc. (a)	13	779
Verisk Analytics, Inc. (c)	13	3,196
Weichai Power Co., Ltd. - Class A	1,542	2,966
Weichai Power Co., Ltd. - Class H	612	1,021
Westinghouse Air Brake Technologies Corporation	7	881
XCMG Construction Machinery Co., Ltd. - Class A	297	228
Yang Ming Marine Transport Corporation	867	1,448
Zhuzhou Kibing Group Co., Ltd - Class A	208	201
		56,945
Health Care 5.6%
3SBio Inc. (b)	218	211
Amedisys, Inc. (a)	47	4,478
biote Corp. - Class A (a)	—	—
Bumrungrad Hospital Public Company Limited	95	615
Cerevel Therapeutics Holdings, Inc. - Class A (a) (e)	29	1,247
Classys	12	364
Doximity, Inc. - Class A (a) (c)	103	2,894
Envision Healthcare Holdings, Inc. (a) (f)	4	32
Envista Holdings Corporation (a) (c)	7	179
Eurofins Scientific SE	—	1
HK Inno.N Corporation	23	797
Icon Public Limited Company (a)	3	784
ImmunoGen, Inc. (a) (e)	61	1,797
Karuna Therapeutics, Inc. (a) (e)	5	1,516
Life Healthcare Group Holdings	149	150
Novartis AG - ADR (c)	69	6,974
Novo Nordisk A/S - ADR (c)	52	5,396
Olink Holding AB (Publ) - ADR (a)	91	2,284
Regeneron Pharmaceuticals, Inc. (a) (c)	11	10,079
Richter Gedeon Vegyeszeti Gyar Nyilvanosan Mukodo Rt.	4	93
Sandoz Group AG - ADR (a) (c)	14	442
Shandong Pharmaceutical Glass Co., Ltd - Class A	388	1,399
The Cooper Companies, Inc.	10	3,618
Vertex Pharmaceuticals Incorporated (a) (c)	18	7,425
Zoetis Inc. - Class A	14	2,685

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Zydus Lifesciences Limited	31	253
		55,713
Consumer Staples 3.1%
Albertsons Companies, Inc. - Class A (c) (e)	105	2,419
American Beverage Co Ambev - ADR (c)	1,379	3,862
Gold Flora Corporation (a)	25	4
Heineken Holding N.V.	24	2,050
Henan Shuanghui Investment & Development Co., Ltd. - Class A	295	1,112
Herbalife Nutrition Ltd. (a)	19	294
JDE Peet's N.V.	48	1,286
Kweichow Moutai Co., Ltd. - Class A	2	487
Lamb Weston Holdings, Inc.	45	4,831
Meridan Management Ltd - GDR (a) (b) (f)	38	—
Monster Beverage 1990 Corporation (a) (c)	189	10,850
Orion Incorporation	3	305
Sovos Brands, Inc. (a) (e)	148	3,269
		30,769
Materials 3.0%
Anhui Conch Cement Company Limited - Class H	161	372
Chambal Fertilisers and Chemicals Limited (a)	131	591
Donlinks International Investment Co., Ltd. - Class A (a)	312	1,152
Glencore PLC	296	1,783
Gravita India Limited	42	556
Heidelberg Materials AG	—	12
Holcim AG	48	3,787
Huaxin Cement Co., Ltd. - Class A	302	529
Hyundai Steel Company	7	195
Indorama Ventures Public Company Limited	696	556
International Flavors & Fragrances Inc.	31	2,491
Lee & Man Paper Manufacturing Limited	873	256
Newmont Corporation	—	—
Petronas Chemicals Group Berhad	312	486
SAPPI	449	1,088
Satellite Chemical Co., Ltd. - Class A	327	679
Shandong Sun Paper Co., Ltd. - Class A	856	1,467
Teck Resources Limited - Class B (e)	47	1,966
United States Steel Corporation (e)	65	3,184
Wanhua Chemical Group Co., Ltd. - Class A	104	1,133
WestRock Company (c)	139	5,781
Xinfengming Group Co., Ltd - Class A (a)	338	676
Yunnan Aluminium Co,Ltd. - Class A	594	1,022
		29,762
Energy 1.9%
Euronav	25	438
Gulfport Energy Operating Corporation (a)	6	742
Hess Corporation (c)	104	14,981
Kinder Morgan, Inc.	62	1,099
McDermott International, Ltd. (a) (f)	575	52
McDermott International, Ltd. (a) (f)	52	5
Pioneer Natural Resources Company	6	1,380
Thungela Resources	21	177
		18,874
Real Estate 1.1%
Douglas Emmett, Inc.	48	694
Lamar Advertising Company - Class A	21	2,281
RPT Realty	95	1,214
Spirit Realty Capital, Inc. (c)	138	6,048
Swire Pacific Limited - Class A	47	400
Vornado Realty Trust	20	558
		11,195
Utilities 0.4%
FirstEnergy Corp.	27	973
Origin Energy Limited	422	2,437
PG&E Corporation	9	154
Power Grid Corporation of India Limited	247	703
		4,267
Total Common Stocks (cost $422,605)		538,107
CORPORATE BONDS AND NOTES 23.3%
Information Technology 6.0%
AMS-Osram AG
2.13%, 11/03/27, EUR (b) (g)	1,500	1,309
Bentley Systems, Incorporated
0.38%, 07/01/27 (c) (g)	144	129
Bill Holdings, Inc.
0.00%, 12/01/25 (c) (g) (h)	2,027	1,901
Blackline, Inc.
0.13%, 08/01/24 (c) (g)	849	869
0.00%, 03/15/26 (c) (g) (h)	1,664	1,462
Castle United States Holding Corporation
9.50%, 02/15/28 (i)	195	100
Cerence Inc.
3.00%, 06/01/25 (c) (g)	286	272
Cloudflare, Inc.
0.00%, 08/15/26 (c) (g) (h)	869	783
Datadog, Inc.
0.13%, 06/15/25 (c) (g)	3,213	4,507
DigitalOcean Holdings, Inc.
0.00%, 12/01/26 (c) (g) (h)	2,403	1,970
DocuSign, Inc.
0.00%, 01/15/24 (c) (g) (h)	1,498	1,490
Dye & Durham Limited
3.75%, 03/01/26, CAD (b) (g)	2,635	1,491
Endure Digital, Inc.
6.00%, 02/15/29 (i)	30	23
Enphase Energy, Inc.
0.00%, 03/01/26 - 03/01/28 (c) (g) (h)	741	674
Envestnet, Inc.
0.75%, 08/15/25 (c) (g)	1,323	1,230
Everbridge, Inc.
0.13%, 12/15/24 (c) (g)	591	553
0.00%, 03/15/26 (c) (g) (h)	715	614
Five9, Inc.
0.50%, 06/01/25 (c) (g)	3,462	3,316
Guidewire Software, Inc.
1.25%, 03/15/25 (c) (g)	1,581	1,746
Harmonic, Inc.
2.00%, 09/01/24 (c) (g)	1,054	1,604
HubSpot, Inc.
0.38%, 06/01/25 (c) (g)	1,998	4,153
I3 Verticals, LLC
1.00%, 02/15/25 (c) (g)	1,112	1,037
Maxeon Solar Technologies, Ltd.
6.50%, 07/15/25 (c) (g)	1,620	1,186
Mitek Systems, Inc.
0.75%, 02/01/26 (c) (g)	1,387	1,273
Model N, Inc.
2.63%, 06/01/25 (c) (g)	151	161
MongoDB, Inc.
0.25%, 01/15/26 (c) (g)	2,430	4,807
Pegasystems Inc.
0.75%, 03/01/25 (c) (g)	1,996	1,842
Porch Group Inc
0.75%, 09/15/26 (c) (g) (i)	2,871	865
Q2 Holdings, Inc.
0.13%, 11/15/25 (c) (g)	1,220	1,085
0.75%, 06/01/26 (c) (g)	2,200	1,993
RingCentral, Inc.
0.00%, 03/15/26 (c) (g) (h)	863	745
Seagate HDD Cayman
3.50%, 06/01/28 (c) (g) (i)	144	173
Shopify Inc.
0.13%, 11/01/25 (c) (g)	2,760	2,601
SMART Global Holdings, Inc.
2.00%, 02/01/29 (c) (g) (i)	1,152	1,246
Splunk Inc.
1.13%, 06/15/27 (g)	2,596	2,504
Unity Software Inc.
0.00%, 11/15/26 (c) (g) (h)	2,762	2,299
Veeco Instruments Inc.
3.50%, 01/15/25 (c) (g)	187	255
3.75%, 06/01/27 (c) (g)	352	804

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
2.88%, 06/01/29 (c) (g) (i)	86	109
Virtusa Corporation
7.13%, 12/15/28 (i)	30	26
Vishay Intertechnology, Inc.
2.25%, 09/15/30 (c) (g) (i)	58	57
Wix.Com Ltd.
0.00%, 08/15/25 (c) (g) (h)	1,529	1,392
Wolfspeed, Inc.
0.25%, 02/15/28 (c) (g)	918	624
Zscaler, Inc.
0.13%, 07/01/25 (c) (g)	1,805	2,738
		60,018
Consumer Discretionary 3.5%
Airbnb, Inc.
0.00%, 03/15/26 (c) (g) (h)	288	259
Alibaba Group Holding Limited
3.25%, 02/09/61	200	127
Basic-Fit N.V.
1.50%, 06/17/28, EUR (b) (g)	1,500	1,496
Carnival Corporation
5.75%, 10/01/24 (c) (g)	1,380	2,635
7.63%, 03/01/26 (i)	130	132
Chegg, Inc.
0.13%, 03/15/25 (c) (g)	1,104	1,014
Dealer Tire, LLC
8.00%, 02/01/28 (i)	100	99
Delivery Hero SE
1.00%, 04/30/26, EUR (g)	100	93
1.00%, 01/23/27, EUR (b) (g)	1,300	1,131
ETSY, Inc.
0.13%, 10/01/26 (c) (g)	438	504
Expedia Group, Inc.
0.00%, 02/15/26 (c) (g) (h)	1,390	1,313
Fisker Group Inc.
2.50%, 09/15/26 (c) (g) (i)	2,382	497
Grubhub Holdings Inc.
5.50%, 07/01/27 (i)	358	301
Guess ?, Inc.
3.75%, 04/15/28 (c) (g) (i)	2,012	2,237
Just Eat Takeaway.Com N.V.
1.25%, 04/30/26, EUR (b) (g)	800	767
LCI Industries
1.13%, 05/15/26 (c) (g)	2,403	2,360
Marriott Vacations Worldwide Corporation
0.00%, 01/15/26 (c) (g) (h)	1,875	1,655
3.25%, 12/15/27 (c) (g)	819	729
Michael Kors (USA), Inc.
4.25%, 11/01/24 (i) (j) (k)	2,016	1,984
National Vision Holdings, Inc.
2.50%, 05/15/25 (c) (g)	1,445	1,442
NCL Corporation Ltd.
6.00%, 05/15/24 (c) (g)	730	1,109
5.38%, 08/01/25 (c) (g)	2,583	3,315
1.13%, 02/15/27 (c) (g)	1,294	1,177
2.50%, 02/15/27 (c) (g)	863	807
PENN Entertainment, Inc.
2.75%, 05/15/26 (c) (g)	1,766	2,285
Premier Entertainment Sub, LLC
5.88%, 09/01/31 (i)	45	35
Shift Technologies, Inc.
0.00%, 05/15/26 (a) (c) (g) (i) (l)	1,305	8
SWF Escrow Issuer Corporation
6.50%, 10/01/29 (i)	40	29
The Cheesecake Factory Incorporated
0.38%, 06/15/26 (c) (g)	782	672
TKC Holdings, Inc.
10.50%, 05/15/29 (i)	35	32
Topgolf Callaway Brands Corp.
2.75%, 05/01/26 (c) (g)	1,459	1,550
Viking Cruises Limited
9.13%, 07/15/31 (i)	110	118
Wayfair Inc.
0.63%, 10/01/25 (g)	1,159	1,042
1.00%, 08/15/26 (g)	57	50
Wheel Pros, Inc.
6.50%, 05/15/29 (i)	295	89
Winnebago Industries, Inc.
1.50%, 04/01/25 (c) (g)	1,444	1,813
		34,906
Health Care 3.2%
Apellis Pharmaceuticals, Inc.
3.50%, 09/15/26 (c) (g)	921	1,513
Cerevel Therapeutics Holdings, Inc.
2.50%, 08/15/27 (g) (i)	374	416
Coherus Biosciences, Inc.
1.50%, 04/15/26 (c) (g)	2,073	1,146
Collegium Pharmaceutical, Inc.
2.88%, 02/15/29 (c) (g) (i)	1,588	1,657
CONMED Corporation
2.25%, 06/15/27 (c) (g)	867	868
Cutera, Inc.
2.25%, 06/01/28 (c) (g)	246	59
Dynavax Technologies Corporation
2.50%, 05/15/26 (c) (g)	2,765	4,031
Endo Luxembourg Finance Company I S.a r.l.
0.00%, 04/01/29 (a) (i) (l)	140	89
Evolent Health, Inc.
1.50%, 10/15/25 (c) (g)	2,120	2,422
Health Catalyst, Inc.
2.50%, 04/15/25 (c) (g)	1,859	1,757
Innoviva, Inc.
2.13%, 03/15/28 (c) (g)	2,028	1,779
Inotiv, Inc.
3.25%, 10/15/27 (c) (g)	1,411	584
Insmed Incorporated
0.75%, 06/01/28 (c) (g)	572	655
Insulet Corporation
0.38%, 09/01/26 (c) (g)	578	665
Karyopharm Therapeutics Inc.
3.00%, 10/15/25 (c) (g)	320	158
MannKind Corporation
2.50%, 03/01/26 (c) (g)	1,450	1,477
Mesa Laboratories, Inc.
1.38%, 08/15/25 (c) (g)	1,380	1,260
Mirum Pharmaceuticals, Inc.
4.00%, 05/01/29 (c) (g) (i)	55	67
Neogenomics, Inc.
1.25%, 05/01/25 (c) (g)	1,253	1,189
NuVasive, Inc.
0.38%, 03/15/25 (c) (g)	1,150	1,078
Pacira Pharmaceuticals, Inc.
0.75%, 08/01/25 (c) (g)	2,324	2,152
PetIQ, Inc.
4.00%, 06/01/26 (c) (g)	1,373	1,372
Pharming Group N.V.
3.00%, 01/21/25, EUR (b) (g)	1,100	1,153
Radiology Partners, Inc.
9.25%, 02/01/28 (i)	25	13
Repligen Corporation
1.00%, 12/15/28 (c) (g)	1,592	1,789
Travere Therapeutics, Inc.
2.25%, 03/01/29 (c) (g)	1,393	924
Varex Imaging Corporation
4.00%, 06/01/25 (c) (g)	1,150	1,346
		31,619
Industrials 2.5%
Adani Ports and Special Economic Zone Limited
5.00%, 08/02/41 (b)	400	297
Air Transport Services Group, Inc.
3.88%, 08/15/29 (c) (g) (i)	146	131
Artera Services, LLC
9.03%, 12/04/25 (i)	80	76
Bloom Energy Corporation
2.50%, 08/15/25 (c) (g)	573	654
3.00%, 06/01/28 (c) (g) (i)	144	155
Cathay Pacific Airways Limited
2.75%, 02/05/26, HKD (b) (g)	18,000	2,404
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Chart Industries, Inc.
1.00%, 11/15/24 (c) (g)	1,725	4,052
CSG Systems International, Inc.
3.88%, 09/15/28 (c) (g) (i)	291	293
Desktop Metal Operating, Inc.
6.00%, 05/15/27 (c) (g) (i)	1,149	757
Eagle Bulk Shipping Inc.
5.00%, 08/01/24 (c) (g)	3,163	5,662
Fiverr International Ltd
0.00%, 11/01/25 (c) (g) (h)	2,214	1,957
Granite Construction Incorporated
3.75%, 05/15/28 (c) (g) (i)	58	74
Kaman Corporation
3.25%, 05/01/24 (c) (g)	2,853	2,793
PGT Innovations, Inc.
4.38%, 10/01/29 (i)	1,761	1,758
Plug Power Inc.
3.75%, 06/01/25 (c) (g)	1,597	1,665
Simpar Europe
5.20%, 01/26/31 (b)	200	174
The Greenbrier Companies, Inc.
2.88%, 04/15/28 (c) (g)	1,983	1,952
Trident TPI Holdings, Inc.
12.75%, 12/31/28 (i)	15	16
Triumph Group, Inc.
7.75%, 08/15/25	35	35
		24,905
Financials 2.4%
ABRA Global Finance
5.00%, 03/02/28 (c) (i) (m)	3,224	2,833
Alpha Holding, S.A. de C.V
0.00%, 02/10/25 (a) (i) (l)	236	3
Arbor Realty Trust, Inc.
7.50%, 08/01/25 (c) (g)	1,737	1,763
Banco Davivienda S A
6.65%, (100, 04/22/31) (b) (n)	200	142
6.65%, (100, 04/22/31) (i) (n)	200	142
Banco GNB Sudameris S.A.
7.50%, 04/16/31 (i)	150	125
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
6.63%, (100, 01/24/32) (i) (n)	250	213
Block, Inc.
0.13%, 03/01/25 (c) (g)	3,432	3,338
Bread Financial Payments, Inc.
4.25%, 06/15/28 (c) (g) (i)	983	1,048
Docuformas, S.A.P.I. de C.V.
0.00%, 07/24/24 (a) (i) (l)	200	43
Encore Capital Group, Inc.
3.25%, 10/01/25 (c) (g)	931	1,268
4.00%, 03/15/29 (c) (g) (i)	1,666	1,650
EZCORP, Inc.
2.88%, 07/01/24 (c) (g)	973	991
3.75%, 12/15/29 (c) (g) (i)	1,333	1,350
ITAU Unibanco Holding SA
4.63%, (100, 02/27/25) (b) (n)	200	175
MoneyGram International, Inc.
9.00%, 06/01/30 (i)	511	501
NFP Corp.
6.88%, 08/15/28 (i)	2,785	2,833
Operadora de Servicios Mega SA de CV SOFOM ER.
8.25%, 02/11/25 (i)	200	104
Repay Holdings Corporation
0.00%, 02/01/26 (c) (g) (h) (i)	1,561	1,321
Shift4 Payments, LLC
0.00%, 12/15/25 (c) (g) (h)	2,426	2,699
SoFi Technologies, Inc.
0.00%, 10/15/26 (c) (g) (h) (i)	574	488
The Charles Schwab Corporation
4.00%, (100, 06/01/26) (n)	242	213
5.00%, (100, 12/01/27) (n)	33	28
Two Harbors Investment Corp.
6.25%, 01/15/26 (c) (g)	287	265
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R.
0.00%, (100, 01/29/25) (a) (b) (k) (l) (n)	200	1
WisdomTree, Inc.
5.75%, 08/15/28 (c) (g) (i)	346	358
Zip Co Limited
0.00%, 04/23/28, AUD (b) (g) (h)	475	219
		24,114
Communication Services 2.1%
CT Trust
5.13%, 02/03/32 (b)	200	174
Dish Network Corporation
3.38%, 08/15/26 (c) (g)	846	454
fuboTV Inc.
3.25%, 02/15/26 (c) (g)	52	38
Lagardere SCA
2.13%, 10/16/26, EUR (b)	1,100	1,209
1.75%, 10/07/27, EUR (b)	1,000	1,098
Liberty Media Corporation
4.00%, 11/15/29 (c) (g)	3,281	806
3.75%, 02/15/30 (c) (g)	4,530	1,112
2.75%, 12/01/49 (c) (g) (i)	2,863	2,738
2.38%, 09/30/53 (c) (g) (i)	1,307	1,411
Lumen Technologies Inc.
8.00%, 06/01/36	155	96
Match Group FinanceCo 2, Inc.
0.88%, 06/15/26 (c) (g) (i)	2,967	2,652
Millicom International Cellular SA
4.50%, 04/27/31 (b)	200	167
MVC Acquisition Corp.
5.75%, 08/01/28 (i)	170	164
Oi S A - Em Recuperacao Judicial
14.00%, 09/07/24 (f) (i)	10	10
Oi S.A. - In Judicial Reorganization
14.00%, 06/30/24 (i)	27	27
0.00%, 07/27/25 (a) (l) (m)	400	20
Sea Limited
2.38%, 12/01/25 (c) (g)	1,011	964
Snap Inc.
0.25%, 05/01/25 (c) (g)	1,569	1,659
0.75%, 08/01/26 (c) (g)	1,448	1,540
0.13%, 03/01/28 (c) (g)	2,452	1,922
Spotify USA Inc.
0.00%, 03/15/26 (c) (g) (h)	748	661
TechTarget, Inc.
0.00%, 12/15/26 (c) (g) (h)	58	48
The Marcus Corporation
5.00%, 09/15/25 (c) (g)	1,185	1,719
VTR Finance N.V.
6.38%, 07/15/28 (b)	250	64
		20,753
Materials 1.1%
Amyris, Inc.
0.00%, 11/15/26 (a) (c) (g) (l)	2,856	71
Aris Mining Corporation
6.88%, 08/09/26 (b)	205	177
ATI Inc.
3.50%, 06/15/25 (c) (g)	1,098	3,250
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (i)	300	169
Braskem Netherlands Finance B.V.
5.88%, 01/31/50 (b)	200	139
Cap S.A.
3.90%, 04/27/31 (b)	200	155
CEMEX S.A.B. de C.V.
5.13%, (100, 06/08/26) (b) (n)	200	189
Century Aluminum Company
2.75%, 05/01/28 (c) (g)	706	615
Danimer Scientific, Inc.
3.25%, 12/15/26 (c) (g) (i)	440	75
IAMGOLD Corporation
5.75%, 10/15/28 (b)	200	173
Illuminate Buyer LLC
9.00%, 07/01/28 (i)	80	77

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Ivanhoe Mines Ltd
2.50%, 04/15/26 (c) (g) (i)	1,013	1,424
Lithium Americas (Argentina) Corp.
1.75%, 01/15/27 (c) (g)	657	427
Livent Corporation
4.13%, 07/15/25 (c) (g)	1,135	2,364
OCP S.A.
5.13%, 06/23/51 (b)	250	190
PureCycle Technologies, Inc.
7.25%, 08/15/30 (c) (g) (i)	231	88
Sasol Financing USA LLC
5.50%, 03/18/31	200	168
SSR Mining Inc.
2.50%, 04/01/39 (c) (g)	665	639
Unifrax Escrow Issuer Corporation
7.50%, 09/30/29 (i)	35	18
Unigel Luxembourg SA
0.00%, 10/01/26 (a) (b) (l)	400	113
UPL Corporation Limited
5.25%, (100, 02/27/25) (b) (n)	400	304
Vedanta Resources Limited
6.13%, 08/09/24 (b)	400	266
		11,091
Energy 1.0%
AI Candelaria (Spain), S.L.U
5.75%, 06/15/33 (b)	250	194
5.75%, 06/15/33 (i)	250	194
Canacol Energy Ltd.
5.75%, 11/24/28 (b)	200	146
Earthstone Energy Holdings, LLC
8.00%, 04/15/27 (i)	314	326
Ecopetrol S.A.
5.88%, 05/28/45 - 11/02/51	500	390
Gran Tierra Energy Inc.
9.50%, 10/15/29 (i)	408	357
Green Plains Inc.
2.25%, 03/15/27 (c) (g)	751	785
Gulfport Energy Operating Corporation
8.00%, 05/17/26 (o)	6	6
MC Brazil Downstream Trading S.a r.l.
7.25%, 06/30/31 (b)	387	303
NGL Energy Operating LLC
7.50%, 02/01/26 (i)	140	141
PDC Energy, Inc.
5.75%, 05/15/26	1,284	1,282
Petroleos del Peru - Petroperu S.A.
5.63%, 06/19/47 (b)	400	248
Petroleos Mexicanos
6.38%, 01/23/45	200	130
6.75%, 09/21/47	250	164
Sierracol Energy Andina, LLC
6.00%, 06/15/28 (b)	200	168
6.00%, 06/15/28 (i)	250	210
Tecila Sociedad Anonima
7.00%, 12/15/47 (b)	290	218
Thaioil Treasury Center Company Limited
3.75%, 06/18/50 (b)	200	141
Transocean Inc
4.63%, 09/30/29 (c) (g)	1,744	3,623
Tullow Oil PLC
10.25%, 05/15/26 (i)	188	168
UEP Penonome II S.A.
6.50%, 10/01/38 (i)	176	134
Venture Global LNG, Inc.
8.38%, 06/01/31 (i)	15	15
		9,343
Real Estate 0.7%
Anywhere Real Estate Group LLC
0.25%, 06/15/26 (c) (g)	434	338
HAT Holdings I LLC
0.00%, 05/01/25 (c) (g) (h) (i)	577	578
3.75%, 08/15/28 (c) (g) (i)	349	410
Pebblebrook Hotel Trust
1.75%, 12/15/26 (c) (g)	2,485	2,222
PennyMac Corp.
5.50%, 03/15/26 (c) (g)	1,387	1,295
PT Kawasan Industri Jababeka Tbk
7.00%, 12/15/27 (i) (j)	140	115
Redfin Corporation
0.50%, 04/01/27 (c) (g)	1,141	739
Ronshine China Holdings Limited
0.00%, 08/05/24 (a) (b) (l)	200	6
StorageVault Canada Inc.
5.00%, 03/31/28, CAD (g)	406	283
Summit Hotel Properties, Inc.
1.50%, 02/15/26 (c) (g)	577	515
Vornado Realty L.P.
3.50%, 01/15/25	125	121
2.15%, 06/01/26	112	101
Zillow Group, Inc.
2.75%, 05/15/25 (g)	23	25
1.38%, 09/01/26 (g)	164	224
		6,972
Consumer Staples 0.6%
Adani International Container Terminal Private Limited
3.00%, 02/16/31 (b)	178	146
BRF S.A.
5.75%, 09/21/50 (b)	400	296
Camposol SA
6.00%, 02/03/27 (b)	350	235
Coruripe Netherlands B.V.
10.00%, 02/10/27 (b)	200	154
Frigorifico Concepcion S.A.
7.70%, 07/21/28 (i)	250	209
JBS USA Food Company
4.38%, 02/02/52	150	112
Kronos Acquisition Holdings Inc
7.00%, 12/31/27 (i)	95	91
Marfrig Holdings (Europe) B.V.
3.95%, 01/29/31 (b)	200	162
Pyxus International, Inc.
8.50%, 12/31/27 (i)	67	42
SEG Holding, LLC
5.63%, 10/15/28 (i)	1,665	1,678
The Beauty Health Company
1.25%, 10/01/26 (c) (g) (i)	782	576
The Chefs' Warehouse, Inc.
2.38%, 12/15/28 (g)	1,590	1,509
Treehouse Foods, Inc.
4.00%, 09/01/28	517	460
Triton Water Holdings Incorporated
6.25%, 04/01/29 (i)	80	70
Verscend Escrow Corp
9.75%, 08/15/26 (i)	82	82
		5,822
Utilities 0.2%
Adani Electricity Mumbai Limited
3.87%, 07/22/31 (b)	200	156
Adani Energy Solutions Limited
4.25%, 05/21/36 (b)	314	248
Empresas Publicas de Medellin E.S.P.
4.38%, 02/15/31 (b)	350	287
Enfragen Energia Sur SA.
5.38%, 12/30/30 (b)	400	310
LLPL Capital Pte. Ltd.
6.88%, 02/04/39 (b)	201	194
Minejesa Capital B.V.
5.63%, 08/10/37 (b)	450	394
Origin Energy Finance Limited
1.00%, 09/17/29, EUR (b)	200	192
PG&E Corporation
4.25%, 12/01/27 (c) (g) (i)	290	304
		2,085
Total Corporate Bonds And Notes (cost $236,876)		231,628

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.1%
Ace Securities Corp. Home Equity Loan Trust, Series 2006-CW1
Series 2006-A2C-CW1, REMIC, 5.75%, (1 Month Term SOFR + 0.39%), 07/25/36 (j) (p)	1,850	1,492
ALEN 2021-ACEN Mortgage Trust
Series 2021-E-ACEN, REMIC, 9.48%, (1 Month Term SOFR + 4.11%), 04/17/34 (p)	819	419
AMSR 2020-SFR4 Trust
Series 2020-G2-SFR4, REMIC, 4.87%, 11/19/25	3,700	3,441
AMSR 2020-SFR5 Trust
Series 2020-G-SFR5, REMIC, 4.11%, 11/19/25	5,000	4,579
Apidos CLO XXIV
Series 2016-DR-24A, 11.48%, (3 Month Term SOFR + 6.06%), 10/21/30 (p)	500	479
Arbor Multifamily Mortgage Securities Trust 2021-MF3
Series 2021-E-MF3, REMIC, 2.00%, 10/16/54	273	134
AREIT 2019-CRE3 Trust
Series 2019-D-CRE3, 8.13%, (1 Month Term SOFR + 2.76%), 09/15/36 (j) (p)	350	322
Bain Capital Credit CLO 2019-3, Limited
Series 2019-ER-3A, 12.77%, (3 Month Term SOFR + 7.36%), 10/23/34 (p)	500	465
Bain Capital Credit CLO 2022-3, Limited
Series 2022-E-3A, 12.75%, (3 Month Term SOFR + 7.35%), 07/17/35 (p)	500	475
Bank 2019-BNK17
Interest Only, Series 2019-XG-BN17, REMIC, 1.50%, 04/17/52	1,978	115
Barings CLO Ltd 2018-III
Series 2018-E-3A, 11.43%, (3 Month Term SOFR + 6.01%), 07/20/29 (p)	500	482
BBCMS Trust 2018-CBM
Series 2018-E-CBM, REMIC, 8.96%, (1 Month Term SOFR + 3.60%), 07/15/37 (j) (p)	470	427
Benchmark 2018-B4 Mortgage Trust
Series 2018-D-B4, REMIC, 2.75%, 07/17/28 (p)	377	270
Benchmark 2019-B14 Mortgage Trust
Interest Only, Series 2019-XA-B14, REMIC, 0.77%, 12/15/62 (p)	17,360	460
Benchmark 2020-B18 Mortgage Trust
Series 2020-AGNE-B18, REMIC, 3.76%, 08/15/25	343	311
Benchmark 2021-B31 Mortgage Trust
Series 2021-E-B31, REMIC, 2.25%, 12/17/54	617	246
BHP Trust 2019-BXHP
Series 2019-E-BXHP, REMIC, 7.98%, (1 Month Term SOFR + 2.61%), 08/15/36 (p)	132	129
BSREP Commercial Mortgage Trust 2021-DC
Series 2021-G-DC, REMIC, 9.33%, (1 Month Term SOFR + 3.96%), 08/16/38 (p)	332	200
BX Commercial Mortgage Trust 2019-IMC
Series 2019-G-IMC, REMIC, 9.08%, (1 Month Term SOFR + 3.71%), 04/17/34 (p)	481	472
BX Trust 2019-OC11
Series 2019-E-OC11, REMIC, 3.94%, 12/11/29 (p)	252	211
Canyon Capital CLO 2014-1 Ltd
Series 2014-DR-1A, 11.15%, (3 Month Term SOFR + 5.76%), 01/30/31 (p)	700	613
Carlyle Global Market Strategies CLO 2014-2-R Limited
Series 2014-D-2RA, 10.99%, (3 Month Term SOFR + 5.61%), 05/15/31 (p)	1,000	923
Carlyle US CLO 2020-2, Ltd.
Series 2020-DR-2A, 12.34%, (3 Month Term SOFR + 6.96%), 01/25/35 (p)	1,500	1,481
Cascade MH Asset Trust 2019-MH1
Series 2019-M-MH1, REMIC, 5.99%, 10/25/24	4,100	3,612
Castlelake Aircraft Securitization Trust 2018-1
Series 2018-C-1, 6.63%, 06/15/25 (j)	919	261
CF 2019-CF2 Mortgage Trust
Interest Only, Series 2019-XG-CF2, REMIC, 0.94%, 11/18/52 (p)	3,080	124
Chenango Park CLO, Ltd
Series 2018-D-1A, 11.46%, (3 Month Term SOFR + 6.06%), 04/15/30 (p)	1,000	883
CHL Mortgage Pass-Through Trust 2002-HYB1
Series 2007-A1-13, REMIC, 6.00%, 08/25/37	963	499
CIFC Funding 2021-I Ltd
Series 2021-E-1A, 11.64%, (3 Month Term SOFR + 6.26%), 04/25/33 (p)	500	493
Citigroup Commercial Mortgage Trust 2015-GC27
Series 2015-D-GC27, REMIC, 4.42%, 01/10/25 (p)	291	247
Citigroup Commercial Mortgage Trust 2018-B2
Interest Only, Series 2018-XF-B2, REMIC, 1.40%, 03/10/51 (p)	2,522	121
Citigroup Commercial Mortgage Trust 2020-555
Series 2020-G-555, REMIC, 3.50%, 12/12/29 (p)	500	336
Citigroup Mortgage Loan Trust Series 2007 AHL3
Series 2007-A3A-AHL3, REMIC, 5.59%, (1 Month Term SOFR + 0.17%), 07/25/45 (j) (p)	2,378	1,672
Clas 2019-1 Limited
Series 2019-E-1A, 0.00%, 04/15/39 (f) (p)	1,000	23
Cologix Data Centers US Issuer LLC
Series 2021-C-1A, 5.99%, 12/28/26	1,500	1,239
COMM 2018-HCLV Mortgage Trust
Series 2018-D-HCLV, REMIC, 7.83%, (1 Month Term SOFR + 2.47%), 09/15/33 (p)	1,000	628
CSAIL 2016-C5 Commercial Mortgage Trust
Series 2016-C-C5, REMIC, 4.64%, 11/18/25 (p)	344	296
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-D-C6, REMIC, 4.92%, 05/15/26 (p)	1,000	681
CSMC 2021-B33
Series 2021-C-B33, REMIC, 3.64%, 10/10/31 (p)	338	245
DOLP Trust 2021-NYC
Series 2021-F-NYC, REMIC, 3.70%, 05/12/31	375	193
Series 2021-G-NYC, REMIC, 3.70%, 05/12/31	375	168
Dryden 40 Senior Loan Fund
Series 2015-ER-40A, 11.39%, (3 Month Term SOFR + 6.01%), 08/15/31 (i) (p)	500	435
Eleven Madison Trust 2015-11MD Mortgage Trust
Series 2015-A-11MD, REMIC, 3.55%, 09/11/25 (p)	143	129
Elmwood CLO IX Ltd
Series 2021-E-2A, 11.63%, (3 Month Term SOFR + 6.21%), 07/20/34 (p)	500	494
Five 2023-V1 Mortgage Trust
Series 2023-E-V1, REMIC, 6.40%, 02/11/28 (p)	417	358
Fountainbleu Miami Beach Trust
Series 2019-H-FBLU, REMIC, 3.96%, 12/12/24 (p)	99	93
FREMF 2018-KF56 Mortgage Trust
Series 2018-C-KF56, REMIC, 11.25%, (SOFR 30-Day Average + 5.91%), 11/25/28 (p)	261	248
Galaxy XIX CLO, Ltd.
Series 2015-D1R-19A, 12.19%, (3 Month Term SOFR + 6.79%), 07/24/30 (p)	500	478
Gilbert Park CLO, Ltd.
Series 2017-E-1A, 12.06%, (3 Month Term SOFR + 6.66%), 10/15/30 (p)	500	478
GS Mortgage Securities Corporation Trust 2021-ARDN
Series 2021-H-ARDN, REMIC, 11.41%, (1 Month Term SOFR + 6.05%), 11/17/36 (p)	500	461
GS Mortgage Securities Corporation Trust 2021-IP
Series 2021-F-IP, REMIC, 10.03%, (1 Month Term SOFR + 4.66%), 10/15/26 (p)	500	461
GS Mortgage Securities Trust 2014-GC26
Series 2014-D-GC26, REMIC, 4.60%, 11/13/47 (p)	346	243
GS Mortgage Securities Trust 2015-GC28
Series 2015-D-GC28, REMIC, 4.31%, 02/12/48 (p)	800	737
GS Mortgage Securities Trust 2018-GS9
Series 2018-D-GS9, REMIC, 3.00%, 03/10/28	1,000	687

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
GS Mortgage Securities Trust 2021-GSA3
Interest Only, Series 2021-XF-GSA3, REMIC, 1.41%, 12/17/54 (p)	3,608	282
GSAA Home Equity Trust 2007-9
Series 2007-A2A-9, REMIC, 6.50%, 10/25/37	1,597	892
HPS Loan Management 2013-2, Ltd.
Series 2013-DR-2A, 12.28%, (3 Month Term SOFR + 6.86%), 10/22/29 (p)	1,000	930
HPS Loan Management 4-2014, Ltd.
Series 13A-E-18, 11.16%, (3 Month Term SOFR + 5.76%), 10/15/30 (p)	900	837
Series 6A-DR-2015, 10.75%, (3 Month Term SOFR + 5.36%), 02/05/31 (i) (p)	1,000	908
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2019-C-UES, REMIC, 4.34%, 05/07/24	83	80
Series 2019-D-UES, REMIC, 4.45%, 05/07/24 (p)	85	82
Series 2019-E-UES, REMIC, 4.45%, 05/07/24 (p)	99	95
Series 2019-F-UES, REMIC, 4.45%, 05/07/24 (p)	104	99
Series 2019-G-UES, REMIC, 4.45%, 05/07/24 (p)	114	108
Series 2011-E-C3, REMIC, 5.53%, 02/16/46 (p)	334	113
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Interest Only, Series 2019-XG-MFP, REMIC, 0.50%, 07/15/36 (p)	347	3
Series 2019-G-MFP, REMIC, 9.46%, (1 Month Term SOFR + 4.10%), 07/15/36 (p)	347	333
JPMBB Commercial Mortgage Securities Trust 2014-C23
Series 2014-E-C23, REMIC, 3.36%, 10/18/24 (p)	650	544
JPMBB Commercial Mortgage Securities Trust 2014-C24
Interest Only, Series 2014-XA-C24, REMIC, 0.81%, 11/18/47 (p)	9,306	51
JPMBB Commercial Mortgage Securities Trust 2014-C26
Series 2014-D-C26, REMIC, 3.87%, 12/17/24 (p)	348	289
JPMBB Commercial Mortgage Securities Trust 2015-C31
Interest Only, Series 2015-XA-C32, REMIC, 1.10%, 11/18/48 (p)	19,229	203
LCM XVII Limited Partnership
Series ER-17A, 11.66%, (3 Month Term SOFR + 6.26%), 10/15/31 (p)	500	375
LCM XX Limited Partnership
Series ER-20A, 11.13%, (3 Month Term SOFR + 5.71%), 10/20/27 (p)	500	500
Legacy Mortgage Asset Trust 2019-GS7
Series 2019-A2-GS7, REMIC, 4.50%, 11/25/59 (j)	4,482	4,636
Lehman Mortgage Trust 2006-5
Series 2006-1A6-5, REMIC, 5.97%, (1 Month Term SOFR + 0.61%), 09/25/36 (p)	687	259
Lehman Mortgage Trust 2007-2
Interest Only, Series 2007-2A13-2, REMIC, 1.22%, (6.58% - (1 Month Term SOFR * 1)), 03/25/37 (p)	10,863	985
Series 2007-2A1-2, REMIC, 5.78%, (1 Month Term SOFR + 0.42%), 03/25/37 (p)	10,776	1,936
Madison Park Funding XIV, Ltd.
Series 2014-ER-14A, 11.47%, (3 Month Term SOFR + 6.06%), 10/22/30 (p)	500	474
Madison Park Funding XLV Ltd
Series 2020-ER-45A, 12.01%, (3 Month Term SOFR + 6.61%), 07/17/34 (p)	500	496
Madison Park Funding XLVIII Ltd
Series 2021-E-48A, 11.91%, (3 Month Term SOFR + 6.51%), 04/19/33 (p)	1,000	990
Madison Park Funding XXII Ltd
Series 2016-ER-22A, 12.36%, (3 Month Term SOFR + 6.96%), 01/15/33 (p)	500	490
Marble Point CLO XII Ltd.
Series 2018-D-1A, 8.66%, (3 Month Term SOFR + 3.26%), 07/16/31 (p)	500	455
MED Trust 2021-MDLN
Series 2021-G-MDLN, REMIC, 10.73%, (1 Month Term SOFR + 5.36%), 11/15/38 (p)	547	522
MetroNet Infrastructure Issuer LLC
Series 2023-B-1A, 8.01%, 02/20/28	500	490
Milos CLO, Ltd.
Series 2017-ER-1A, 11.83%, (3 Month Term SOFR + 6.41%), 10/21/30 (p)	500	482
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31
Series 2016-D-C31, REMIC, 3.00%, 10/19/26	569	369
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34
Series 2017-D-C34, REMIC, 2.70%, 10/15/27	350	234
Morgan Stanley Capital I Trust 2016-UBS11
Interest Only, Series 2016-XA-UB11, REMIC, 1.44%, 08/17/49 (p)	14,908	437
Morgan Stanley Capital I Trust 2018-H4
Series 2018-D-H4, REMIC, 3.00%, 12/15/28	550	385
Morgan Stanley Mortgage Loan Trust 2006-13ARX
Series 2006-A1-13AX, REMIC, 5.65%, (1 Month Term SOFR + 0.29%), 10/25/36 (j) (p)	4,242	1,323
Myers Park CLO, Ltd.
Series 2018-E-1A, 11.18%, (3 Month Term SOFR + 5.76%), 10/21/30 (p)	1,000	942
Neuberger Berman Loan Advisers CLO 34, Ltd.
Series 2020-ER-37A, 11.43%, (3 Month Term SOFR + 6.01%), 07/21/31 (p)	500	497
Neuberger Berman Loan Advisers CLO 44, Ltd.
Series 2021-E-44A, 11.66%, (3 Month Term SOFR + 6.26%), 10/16/34 (p)	500	490
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR4
Series 2006-5A1-AR1, REMIC, 6.01%, (1 Month Term SOFR + 0.65%), 02/25/36 (j) (p)	6,792	850
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2006-WF1
Series 2006-A5-WF1, REMIC, 6.26%, 06/25/36 (j)	2,892	781
NovaStar Mortgage Funding Trust, Series 2006-3
Series 2006-A2C-3, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 10/25/36 (j) (p)	3,426	1,650
Octagon 57 Ltd
Series 2021-E-1A, 12.26%, (3 Month Term SOFR + 6.86%), 10/16/34 (p)	1,500	1,456
Octagon Investment Partners 20-R, Ltd.
Series 2019-E-4A, 12.43%, (3 Month Term SOFR + 7.06%), 05/12/31 (p)	500	482
Octagon Investment Partners 40 Ltd.
Series 2019-ER-1A, 12.68%, (3 Month Term SOFR + 7.26%), 01/20/35 (p)	1,000	924
Octagon Investment Partners XVI, Ltd.
Series 2013-ER-1A, 11.41%, (3 Month Term SOFR + 6.01%), 07/17/30 (p)	500	444
Series 2013-SUB-1A, REMIC, 0.00%, 07/17/30 (i) (p)	1,500	90
OHA Credit Funding 3 Ltd.
Series 2019-ER-3A, 11.93%, (3 Month Term SOFR + 6.51%), 07/02/35 (p)	1,000	1,000
Pagaya AI Debt Selection Trust 2021-5
Series 2021-CERT-5, 0.00%, 08/15/29	750	88
Pagaya AI Debt Trust 2022-2
Series 2022-AB-2, 5.47%, 01/15/30 (p)	587	580
PRKCM 2022-AFC2 Trust
Series 2022-M1-AFC2, REMIC, 6.22%, 08/25/26 (p)	2,000	1,961
Progress Residential 2021-SFR2 Trust
Series 2021-G-SFR2, REMIC, 4.25%, 04/17/26	4,000	3,598
Progress Residential 2021-SFR9 Trust
Series 2021-F-SFR9, REMIC, 4.05%, 11/17/28	5,000	4,164
PRPM 2022-5, LLC
Series 2022-A1-5, REMIC, 6.90%, 09/25/25 (j)	3,176	3,147

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Reese Park CLO, Ltd.
Series 2020-ER-1A, 12.16%, (3 Month Term SOFR + 6.76%), 10/16/34 (p)	500	483
Rockland Park Limited
Series 2021-E-1A, 11.93%, (3 Month Term SOFR + 6.51%), 04/20/34 (p)	500	491
SG Residential Mortgage Trust 2021-2
Series 2021-B2-2, REMIC, 4.04%, 12/25/61 (p)	4,191	2,646
SMB Private Education Loan Trust 2021-A
Series 2021-R-A, 0.00%, 01/15/53	—	1,407
SMR 2022-IND Mortgage Trust
Series 2022-G-IND, REMIC, 12.86%, (1 Month Term SOFR + 7.50%), 02/15/24 (p)	928	757
SoFi Professional Loan Program 2016-F LLC
Series 2016-R-F, 0.00%, 02/27/40 (d) (p)	100	282
SoFi Professional Loan Program 2018-A LLC
Series 2018-R1-A, 0.00%, 02/25/42 (d) (i)	21	235
Series 2018-R2-A, 0.00%, 02/25/42 (d)	6	70
SoFi Professional Loan Program 2018-C Trust
Series 2018-R1-C, REMIC, 0.00%, 01/25/48 (d)	50	440
Sound Point CLO XXI Ltd
Series 2019-ER-2A, 12.13%, (3 Month Term SOFR + 6.73%), 07/17/34 (p)	500	407
Sound Point CLO XXXII Ltd
Series 2021-E-4A, 12.34%, (3 Month Term SOFR + 6.96%), 10/25/34 (p)	500	409
Spruce Hill Mortgage Loan Trust 2020-SH1
Series 2020-B2-SH1, REMIC, 4.68%, 02/29/24 (p)	1,200	1,119
Starwood Mortgage Residential Trust 2021-4
Series 2021-B2-4, REMIC, 3.96%, 08/25/56 (p)	3,767	2,662
Structured Adjustable Rate Mortgage Loan Trust 2005-3XS
Series 2004-2A2-19, REMIC, 5.41%, 01/25/35 (p)	1,180	1,019
THL Credit Wind River 2014-3 CLO Ltd
Series 2014-ER2-3A, 11.89%, (3 Month Term SOFR + 6.48%), 10/22/31 (p)	500	414
THL Credit Wind River 2018-3 CLO Ltd.
Series 2018-D-3A, 8.63%, (3 Month Term SOFR + 3.21%), 01/21/31 (p)	1,000	963
Tricon American Homes 2020-SFR1 Trust
Series 2020-F-SFR1, REMIC, 4.88%, 07/17/26	5,000	4,785
TTAN 2021-MHC
Series 2021-G-MHC, REMIC, 9.68%, (1 Month Term SOFR + 4.31%), 03/15/24 (p)	429	407
TVC Mortgage Trust 2020-RTL1
Series 2020-M-RTL1, REMIC, 5.19%, 09/25/24 (j)	2,230	2,211
UBS Commercial Mortgage Trust 2018-C9
Series 2018-C-C9, REMIC, 4.95%, 03/17/28 (p)	353	222
Upstart Pass-Through Trust Series 2021-ST9
Series 2021-CERT-ST9, 0.00%, 11/20/29	1,500	389
Velocity Commercial Capital Loan Trust 2018-2
Series 2018-M4-2, REMIC, 5.32%, 03/25/26	213	184
Series 2018-M5-2, REMIC, 6.36%, 06/25/26	119	97
Series 2018-M6-2, REMIC, 7.05%, 08/25/27	285	223
Velocity Commercial Capital Loan Trust 2019-1
Series 2019-M4-1, REMIC, 4.61%, 03/25/27 (p)	397	343
Series 2019-M5-1, REMIC, 5.70%, 08/25/27 (p)	218	191
Series 2019-M6-1, REMIC, 6.79%, 08/25/28 (p)	366	291
Velocity Commercial Capital Loan Trust 2020-2
Series 2020-A2-2, REMIC, 5.00%, 12/25/25 (p)	1,800	1,744
VOLT XCII, LLC
Series 2021-A2-NPL1, 4.95%, 01/25/24 (j)	2,000	1,833
Voya CLO Ltd.
Series 2019-E-2A, 12.28%, (3 Month Term SOFR + 6.86%), 07/20/32 (p)	500	484
Wells Fargo & Company
Series 2016-D-C33, REMIC, 3.12%, 03/17/26	470	359
Series 2016-C-C34, REMIC, 5.06%, 04/17/26 (p)	838	745
Wells Fargo Commercial Mortgage Trust 2015-NXS4
Series 2015-D-NXS4, REMIC, 3.68%, 11/18/25 (p)	293	259
Wells Fargo Commercial Mortgage Trust 2017-RC1
Series 2017-D-RC1, REMIC, 3.25%, 03/17/27	484	369
Wells Fargo Commercial Mortgage Trust 2018-C46
Series 2018-C-C46, REMIC, 4.97%, 08/17/28 (p)	800	664
WFRBS Commercial Mortgage Trust 2013-C14
Series 2013-AS-C14, REMIC, 3.49%, 06/15/46	90	80
Willis Engine Structured Trust IV
Series 2018-A-A, 4.75%, 09/15/26 (i) (j)	666	578
Wind River 2018-2 CLO Ltd.
Series 2018-E-2A, 11.41%, (3 Month Term SOFR + 6.01%), 07/15/30 (p)	500	458
Total Non-U.S. Government Agency Asset-Backed Securities (cost $136,748)		110,720
GOVERNMENT AND AGENCY OBLIGATIONS 4.0%
Collateralized Mortgage Obligations 1.5%
Connecticut Avenue Securities Trust 2021-R01
Series 2022-1B2-R01, REMIC, 11.34%, (SOFR 30-Day Average + 6.00%), 12/26/41 (p)	1,250	1,277
Connecticut Avenue Securities Trust 2022-R03
Series 2022-1B2-R03, REMIC, 15.19%, (SOFR 30-Day Average + 9.85%), 03/25/42 (p)	1,000	1,125
Federal Home Loan Mortgage Corporation
Series SW-4170, REMIC, 0.00%, (3.94% - (SOFR 30-Day Average * 1)), 01/15/33 (p)	528	462
Interest Only, Series SG-3972, REMIC, 0.45%, (5.79% - (SOFR 30-Day Average * 1)), 12/15/41 (p)	3,283	319
Series MS-4096, REMIC, 0.00%, (2.51% - (SOFR 30-Day Average * 0.57)), 08/15/42 (p)	129	71
Series SB-4118, REMIC, 0.00%, (2.56% - (SOFR 30-Day Average * 0.57)), 10/15/42 (p)	77	39
Series SJ-4141, REMIC, 0.00%, (4.63% - (SOFR 30-Day Average * 1.5)), 12/15/42 (p)	92	43
Series ST-4666, REMIC, 0.00%, (6.80% - (SOFR 30-Day Average * 1.75)), 12/15/42 (p)	119	64
Interest Only, Series TI-5057, REMIC, 3.00%, 11/25/50	3,495	562
Federal National Mortgage Association, Inc.
Series 2012-GS-125, REMIC, 0.00%, (2.56% - (SOFR 30-Day Average * 0.57)), 11/25/42 (p)	811	472
Series 2015-HZ-23, REMIC, 3.00%, 04/25/45	325	291
Interest Only, Series 2018-SA-54, REMIC, 0.80%, (6.14% - (SOFR 30-Day Average * 1)), 08/25/48 (p)	2,534	225
Interest Only, Series 2020-AS-54, REMIC, 0.70%, (6.04% - (SOFR 30-Day Average * 1)), 08/25/50 (p)	2,322	288
Interest Only, Series 2020-SA-74, REMIC, 0.00%, (4.10% - (SOFR 30-Day Average * 1)), 10/25/50 (p)	5,527	300
Interest Only, Series 2020-SA-77, REMIC, 0.00%, (4.10% - (SOFR 30-Day Average * 1)), 11/25/50 (p)	7,323	331
Interest Only, Series 2020-SB-77, REMIC, 0.00%, (4.10% - (SOFR 30-Day Average * 1)), 11/25/50 (p)	5,223	289
Interest Only, Series 2021-S-82, REMIC, 0.00%, (3.75% - (SOFR 30-Day Average * 1)), 01/25/51 (p)	7,326	292
Interest Only, Series 2021-WI-56, REMIC, 2.50%, 09/25/51	4,529	537
Freddie Mac MSCR Trust MN1
Series 2021-M2-MN1, REMIC, 9.09%, (SOFR 30-Day Average + 3.75%), 01/25/51 (p)	500	470
Government National Mortgage Association
Interest Only, Series 2013-SA-195, REMIC, 0.00%, 01/20/42 (p)	4,195	112
Interest Only, Series 2018-HS-97, REMIC, 0.73%, (6.09% - (1 Month Term SOFR * 1)), 07/20/48 (p)	197	20
Interest Only, Series 2018-SD-91, REMIC, 0.73%, (6.09% - (1 Month Term SOFR * 1)), 07/20/48 (p)	1,510	146
Interest Only, Series 2018-SA-111, REMIC, 0.00%, (4.44% - (1 Month Term SOFR * 1)), 08/20/48 (p)	2,381	84

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Interest Only, Series 2018-SH-105, REMIC, 0.78%, (6.14% - (1 Month Term SOFR * 1)), 08/20/48 (p)	1,462	145
Interest Only, Series 2018-SK-124, REMIC, 0.73%, (6.09% - (1 Month Term SOFR * 1)), 09/20/48 (p)	1,824	176
Interest Only, Series 2018-SA-166, REMIC, 0.68%, (6.04% - (1 Month Term SOFR * 1)), 12/20/48 (p)	1,682	160
Interest Only, Series 2019-SH-92, REMIC, 0.63%, (5.99% - (1 Month Term SOFR * 1)), 07/20/49 (p)	1,596	151
Interest Only, Series 2020-SC-115, REMIC, 0.00%, (4.09% - (1 Month Term SOFR * 1)), 08/20/50 (p)	4,133	157
Interest Only, Series 2020-BS-112, REMIC, 0.78%, (6.14% - (1 Month Term SOFR * 1)), 08/20/50 (p)	3,353	413
Interest Only, Series 2020-SD-142, REMIC, 0.83%, (6.19% - (1 Month Term SOFR * 1)), 09/20/50 (p)	2,713	354
Interest Only, Series 2020-SH-146, REMIC, 0.83%, (6.19% - (1 Month Term SOFR * 1)), 10/20/50 (p)	2,503	333
Interest Only, Series 2020-SD-167, REMIC, 0.83%, (6.19% - (1 Month Term SOFR * 1)), 11/20/50 (p)	2,643	350
Interest Only, Series 2020-KI-175, REMIC, 2.50%, 11/20/50	5,601	741
Interest Only, Series 2020-SU-189, REMIC, 0.83%, (6.19% - (1 Month Term SOFR * 1)), 12/20/50 (p)	2,388	321
Interest Only, Series 2021-SA-97, REMIC, 0.00%, (2.60% - (SOFR 30-Day Average * 1)), 06/20/51 (p)	9,412	119
Interest Only, Series 2021-SB-107, REMIC, 0.00%, (3.10% - (SOFR 30-Day Average * 1)), 06/20/51 (p)	6,521	149
Interest Only, Series 2021-SB-97, REMIC, 0.00%, (3.64% - (1 Month Term SOFR * 1)), 06/20/51 (p)	3,725	113
Interest Only, Series 2021-IP-160, REMIC, 2.50%, 06/20/51	4,173	489
Interest Only, Series 2021-SA-158, REMIC, 0.00%, (3.70% - (SOFR 30-Day Average * 1)), 09/20/51 (p)	5,354	178
Interest Only, Series 2021-SL-196, REMIC, 0.00%, (2.65% - (SOFR 30-Day Average * 1)), 11/20/51 (p)	15,594	209
Interest Only, Series 2021-SC-221, REMIC, 0.00%, (3.80% - (SOFR 30-Day Average * 1)), 12/20/51 (p)	9,157	207
Interest Only, Series 2021-SN-213, REMIC, 0.00%, (3.20% - (SOFR 30-Day Average * 1)), 12/20/51 (p)	8,705	197
Interest Only, Series 2020-HI-H11, REMIC, 0.07%, 06/19/70 (p)	5,598	351
Interest Only, Series 2020-AI-H18, REMIC, 0.09%, 09/20/70 (p)	5,482	355
Interest Only, Series 2020-BI-H19, REMIC, 0.35%, 11/20/70 (p)	4,349	414
Interest Only, Series 2021-QI-H08, REMIC, 0.21%, 05/20/71 (p)	20,889	523
Interest Only, Series 2021-AI-H19, REMIC, 1.06%, 11/20/71 (p)	7,412	414
		14,838
U.S. Treasury Bond 1.3%
Treasury, United States Department of
4.75%, 11/15/43	12,000	12,913
Commercial Mortgage-Backed Securities 0.4%
Federal National Mortgage Association, Inc.
Interest Only, Series 2015-XE-M2, REMIC, 0.40%, 12/25/24 (p)	206,943	748
Interest Only, Series 2020-X9-M10, REMIC, 0.76%, 12/25/27 (p)	9,325	144
Interest Only, Series 2019-X-M5, REMIC, 0.48%, 02/25/29 (p)	12,371	240
Interest Only, Series 2019-X-M7, REMIC, 0.33%, 05/25/29 (p)	9,452	124
Interest Only, Series 2019-X-M12, REMIC, 0.56%, 06/25/29 (p)	7,931	162
Interest Only, Series 2019-X-M25, REMIC, 0.13%, 11/25/29 (p)	26,585	163
Interest Only, Series 2022-X2-M4, REMIC, 0.18%, 05/25/30 (p)	34,805	341
Interest Only, Series 2020-X2-M13, REMIC, 1.23%, 09/25/30 (p)	3,463	170
Interest Only, Series 2019-X2-M21, REMIC, 1.28%, 02/25/31 (p)	3,491	190
Interest Only, Series 2019-2XA-M24, REMIC, 1.14%, 03/25/31 (p)	3,723	220
Interest Only, Series 2021-X1-M23, REMIC, 0.60%, 11/25/31 (p)	12,683	256
Interest Only, Series 2020-X4-M10, REMIC, 0.88%, 07/25/32 (p)	11,877	449
Government National Mortgage Association
Interest Only, Series 2020-IA-168, REMIC, 0.98%, 12/16/62 (p)	4,738	324
Interest Only, Series 2021-IO-52, REMIC, 0.72%, 04/16/63 (p)	4,639	255
Interest Only, Series 2022-IO-48, REMIC, 0.70%, 01/16/64 (p)	7,598	450
		4,236
Mortgage-Backed Securities 0.4%
Federal National Mortgage Association, Inc.
3.26%, 01/01/28	1,454	1,397
3.40%, 03/01/30	1,495	1,413
3.24%, 01/01/33	1,131	1,038
		3,848
U.S. Treasury Note 0.3%
Treasury, United States Department of
4.13%, 10/31/27 (c)	1,908	1,921
4.50%, 11/15/33	1,500	1,577
		3,498
Sovereign 0.1%
Cabinet of Ministers of Ukraine
0.00%, 03/15/35 (a) (b) (l)	300	70
Departamento Administrativo De La Presidencia De La Republica
4.13%, 02/22/42	200	143
Government of the Republic of Panama
3.87%, 07/23/60	200	120
South Africa, Parliament of
5.65%, 09/27/47	350	280
		613
Total Government And Agency Obligations (cost $50,191)		39,946
SENIOR FLOATING RATE INSTRUMENTS 0.8%
Industrials 0.2%
Atlas Purchaser, Inc.
2021 Term Loan, 10.88%, (1 Month Term SOFR + 5.25%), 12/31/24 (p)	263	155
CBI STS de LLC
Term Loan, 13.14%, (3 Month Term SOFR + 7.50%), 12/31/26 (f) (p)	459	440
Constant Contact Inc
Second Lien Term Loan, 13.41%, (3 Month Term SOFR + 7.50%), 02/10/29 (p)	360	306
DG Investment Intermediate Holdings 2, Inc.
2021 2nd Lien Term Loan, 12.21%, (1 Month Term SOFR + 6.75%), 03/18/29 (p)	190	171
Minotaur Acquisition, Inc.
Term Loan B, 10.20%, (1 Month Term SOFR + 4.75%), 02/27/26 (p)	231	230
Travelport Finance (Luxembourg) S.a.r.l.
2020 Super Priority Term Loan, 14.28%, (3 Month Term SOFR + 7.00%), 02/28/25 (m) (p)	378	365
Verscend Holding Corp.
2021 Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 08/27/25 (p)	238	238
Viad Corp
Initial Term Loan, 10.46%, (1 Month Term SOFR + 5.00%), 12/31/24 (p)	136	136
		2,041

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Information Technology 0.2%
Applied Systems, Inc.
2021 2nd Lien Term Loan, 12.14%, (3 Month Term SOFR + 6.75%), 09/19/25 (p)	340	341
Astra Acquisition Corp.
2021 1st Lien Term Loan, 10.90%, (3 Month Term SOFR + 5.25%), 10/20/28 (p)	143	92
2021 2nd Lien Term Loan, 14.53%, (3 Month Term SOFR + 8.88%), 10/22/29 (p)	520	239
Boxer Parent Co Inc
Term Loan, 0.00%, (SOFR + 4.25%), 12/08/28 (p) (q)	135	136
Cornerstone OnDemand, Inc.
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 09/08/26 (p)	33	31
Cyxtera DC Holdings, Inc.
Term Loan B, 0.00%, 03/15/24 (a) (l) (p)	156	97
DCert Buyer, Inc.
2021 2nd Lien Term Loan, 12.35%, (1 Month Term SOFR + 7.00%), 02/16/29 (p)	200	181
LSF9 Atlantis Holdings, LLC
2022 Term Loan B, 12.64%, (3 Month Term SOFR + 7.25%), 03/31/29 (p)	116	113
Riverbed Technology, Inc.
2023 PIK Term Loan, 9.89%, (3 Month Term SOFR + 4.50%), 07/01/28 (p)	272	184
Ultimate Software Group Inc (The)
2021 2nd Lien Term Loan, 10.76%, (1 Month Term SOFR + 5.25%), 05/03/27 (p)	400	400
Vision Solutions, Inc.
2021 Incremental Term Loan, 9.64%, (3 Month Term SOFR + 4.00%), 04/24/28 (p)	33	32
		1,846
Financials 0.1%
Asurion LLC
2021 2nd Lien Term Loan B3, 10.71%, (1 Month Term SOFR + 5.25%), 02/05/28 (p)	65	62
Blackhawk Network Holdings, Inc
2018 2nd Lien Term Loan, 12.46%, (1 Month Term SOFR + 7.00%), 06/15/26 (p)	55	54
NFP Corp
Term Loan, 0.00%, (SOFR + 3.25%), 02/13/27 (p) (q)	465	467
Zephyrus Capital Aviation Partners 2018-1 LLC
Term Loan, 4.61%, (Fixed + 4.61%), 10/15/38 (p)	450	396
		979
Energy 0.1%
Gulf Finance, LLC
2021 Term Loan, 12.22%, (1 Month Term SOFR + 6.75%), 08/25/26 (p)	132	132
2021 Term Loan, 12.63%, (SOFR + 6.75%), 08/25/26 (p)	12	12
Lealand Finance Company B.V.
2020 Make Whole Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 06/28/24 (f) (p)	7	5
2020 Letter Of Credit Term Loan, 9.66%, (3 Month Term SOFR + 5.00%), 06/28/24 (f) (p)	484	407
2020 Take Back Term Loan, 3.00%, (1 Month Term SOFR + 3.00%), 06/30/25 (m) (p)	398	156
		712
Consumer Discretionary 0.1%
American Tire Distributors Holdings, Inc.
2021 Term Loan B, 11.91%, (3 Month Term SOFR + 6.25%), 10/07/28 (p)	236	196
Byju's Alpha, Inc.
Term Loan B, 15.50%, (Prime + 7.00%), 11/05/26 (p)	173	60
Term Loan B, 15.50%, (3 Month USD LIBOR + 7.00%), 11/05/26 (p)	25	9
Farfetch US Holdings, Inc
Term Loan, 11.67%, (3 Month Term SOFR + 6.25%), 09/20/27 (p)	451	427
		692
Communication Services 0.1%
Avaya, Inc.
2023 Exit Term Loan, 13.85%, (1 Month Term SOFR + 1.50%), 08/01/28 (p)	298	262
Cengage Learning, Inc.
2021 Term Loan B, 10.41%, (SOFR + 4.75%), 06/29/26 (p)	181	181
		443
Health Care 0.0%
Air Methods Corporation
2017 Term Loan B, 0.00%, 04/12/24 (p) (q)	200	26
2023 Exit Term Loan, 14.38%, (3 Month Term SOFR + 9.00%), 11/30/28 (p)	29	28
Aveanna Healthcare, LLC
2021 2nd Lien Term Loan, 12.54%, (3 Month Term SOFR + 7.00%), 12/08/29 (p)	195	143
Bausch & Lomb Corporation
2023 Incremental Term Loan, 9.35%, (1 Month Term SOFR + 4.00%), 09/14/28 (p)	95	94
		291
Utilities 0.0%
Waterbridge Midstream Operating LLC
Term Loan B, 11.39%, (3 Month Term SOFR + 5.75%), 06/22/26 (p)	251	251
Materials 0.0%
Olympus Water US Holding Corporation
2023 Incremental Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 11/09/28 (p)	70	70
Total Senior Floating Rate Instruments (cost $8,638)		7,325
OTHER EQUITY INTERESTS 0.5%
Alpha Holding, S.A. de C.V (a) (b) (f) (r)	250	—
Alpha Holding, S.A. de C.V (a) (f) (i) (r)	250	—
Altaba Inc. (a) (f) (r)	2,007	4,837
Pershing Square Tontine Holdings, Ltd. (a) (f) (r)	31	—
Total Other Equity Interests (cost $4,689)		4,837
PREFERRED STOCKS 0.3%
Information Technology 0.1%
Samsung Electronics Co Ltd, 1.00% (n)	26	1,277
Materials 0.1%
Usinas Siderurgicas De Minas Gerais S/A. Usiminas	420	802
Industrials 0.1%
Textainer Group Holdings Limited, 6.25%, (25, 12/15/26) (n)	9	229
Textainer Group Holdings Limited, 7.00%, (25, 06/15/26) (n)	23	563
		792
Energy 0.0%
Gulfport Energy Operating Corporation, 10.00%, (100, 02/08/24) (a) (f) (m) (n)	—	4
McDermott International, Ltd. (f)	—	36
		40
Total Preferred Stocks (cost $2,489)		2,911
WARRANTS 0.0%
Achari Ventures Holdings Corp. I (a)	10	—
Akazoo Internet and Digital Appliances Enterprises Services SA (a) (f)	83	—
Alchemy Investments Acquisition Corp 1 (a)	9	1
Alpha Partners Technology Merger Corp. (a)	—	—
Altenergy Acquisition Corp. (a)	3	—
American Oncology Network, LLC (a)	—	—
Amprius Technologies Operating, Inc. (a)	15	6
Ares Acquisition Corp. (a)	16	2
Arogo Capital Acquisition Corporation (a)	10	—
Arrowroot Acquisition Corp. (a)	14	1
Atlantic Coastal Acquisition Corp. II (a)	2	—
BigBear.ai Holdings, LLC (a)	3	1
Burtech Acquisition Corp. (a)	14	1
Capri Listco (a) (f)	31	—
Cartesian Growth Corporation II (a)	3	—
Churchill Capital Corp VII (a)	2	—
DHC Acquisition Corporation (a)	2	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
ECARX Holdings Inc. (a)	2	—
Electriq Power Holdings, Inc. (a)	4	—
ESGEN Acquisition Corp (a)	3	—
EVe Mobility Acquisition Corp (a)	4	—
Evergreen Corp. (a)	10	—
Flame Acquisition Corp. (a)	7	13
Freightos Ltd (a)	3	—
GCM Grosvenor Inc. (a)	40	14
Getaround Operating, Inc. (a) (f)	1	—
Global Partner Acquisition Corporation II (a)	1	—
Goal Acquisitions Corp. (a)	45	—
Golden Arrow Merger Corp. (a)	4	1
Grove Collaborative Holdings, Inc. (a) (f)	4	—
Haymaker Acquisition Corp. IV (a)	6	1
Heliogen, Inc. (a)	1	—
Inflection Point Acquisition Corp. II (a)	7	1
Israel Acquisitions Corp. (a)	15	1
Jaws Mustang Acquisition Corp. (a)	12	—
Kaixin Auto Holdings (a)	65	3
Keen Vision Acquisition Corporation (a)	27	1
Kensington Capital Acquisition Corp. V (a)	25	3
KLDiscovery (a)	35	—
Landcadia Holdings IV Inc. (a)	3	—
MariaDB Public Limited Company (a)	3	—
Metals Acquisition Limited (a)	2	3
Moneylion Technologies Inc. (a)	40	4
Nabors Energy Transition Corp. (a)	9	1
Near Intelligence, Inc. (a)	10	—
Newcourt Acquisition Corp. (a)	4	—
NioCorp Developments Ltd. (a)	2	1
Northern Star Investment Corp. III (a) (f)	1	—
Northern Star Investment Corp. IV (a)	1	—
Phoenix Biotech Acquisition Corp. (a)	3	—
Plum Acquisition Corp. I (a)	2	—
Prenetics Global Limited (a) (f)	—	—
Pyrophyte Acquisition Corp. (a)	4	—
Q-Si Operations Inc. (a)	13	4
Ross Acquisition Corp. II (a)	1	—
Screaming Eagle Acquisition Corp. (a)	12	5
Semper Paratus Acquisition Corp. (a)	4	—
SilverBox Corp III (a)	1	—
Slam Corp. (a)	5	1
Spring Valley Acquisition Corp. II (a)	2	—
SWVL Holdings Corp. (a)	—	—
Target Global Acquisition I Corp. (a)	6	—
Twelve Seas Investment Company II (a)	4	—
Volato Group, Inc. (a)	8	1
Whole Earth Brands, Inc. (a)	6	—
Zapp Electric Vehicles Group Limited (a)	7	—
Total Warrants (cost $311)		70
RIGHTS 0.0%
ABIOMED, Inc. (a) (f)	2	4
Akouos, Inc. (a) (f)	14	11
Bristol-Myers Squibb Company (a) (f)	25	34
ESH Acquisition Corp. (a)	16	2
Golden Star Acquisition Corporation (a)	10	1
Mars Acquisition Corp. (a)	—	—
Pershing Square SPARC Holdings, Ltd. (a) (f)	7	1
Spring Valley Acquisition Corp. II (a)	4	—
TMT Acquisition Corp (a)	11	2
Total Rights (cost $98)		55
SHORT TERM INVESTMENTS 22.8%
Investment Companies 19.4%
JNL Government Money Market Fund - Class I, 5.22% (s) (t)	192,655	192,655
U.S. Treasury Bill 3.4%
Treasury, United States Department of
5.35%, 01/25/24	17,200	17,142
5.33%, 02/08/24	17,000	16,908
		34,050
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (s) (t)	5	5
Total Short Term Investments (cost $226,706)		226,710
Total Investments 116.9% (cost $1,089,351)		1,162,309
Total Securities Sold Short (24.0)% (proceeds $202,925)		(238,862)
Total Purchased Options 0.0% (cost $456)		149
Other Derivative Instruments (0.1)%		(667)
Other Assets and Liabilities, Net 7.2%		71,312
Total Net Assets 100.0%		994,241

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) All or a portion of the security is subject to a written call option.

(f) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(g) Convertible security.

(h) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $43,473 and 4.4% of the Fund.

(j) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(k) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(l) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(m) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(n) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(o) All or a portion of the security was on loan as of December 31, 2023.

(p) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(q) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(r) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(s) Investment in affiliate.

(t) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (24.0%)
COMMON STOCKS (18.4%)
Information Technology (5.5%)
Adeia Inc.	(108)	(1,335)
ASML Holding N.V. - ADR	(5)	(3,816)
Bentley Systems, Incorporated - Class B	(1)	(27)
Bill Holdings, Inc.	(4)	(360)
Blackline, Inc.	(5)	(336)
Cerence Inc.	(2)	(42)
Cloudflare, Inc. - Class A	(2)	(126)
Consensus Cloud Solutions, Inc.	(37)	(960)
CrowdStrike Holdings, Inc. - Class A	(26)	(6,643)
Datadog, Inc. - Class A	(28)	(3,391)
DigitalOcean Holdings, Inc.	(2)	(84)
Dye & Durham Limited	(1)	(12)
Enphase Energy, Inc.	(1)	(125)
Envestnet, Inc.	(1)	(31)
Five9, Inc.	(5)	(399)
Guidewire Software, Inc.	(9)	(986)
Harmonic, Inc.	(110)	(1,431)
HubSpot, Inc.	(7)	(3,913)
KLA Corporation	(7)	(4,242)
Maxeon Solar Technologies, Ltd.	(89)	(638)
Mitek Systems, Inc.	(31)	(401)
Model N, Inc.	(2)	(64)
MongoDB, Inc. - Class A	(11)	(4,362)
NetApp, Inc.	(83)	(7,312)
Porch Group Inc - Class A	(32)	(99)
Q2 Holdings, Inc.	(11)	(458)
Seagate Technology Holdings Public Limited Company	(84)	(7,174)
Shopify Inc. - Class A	(6)	(438)
SMART Global Holdings, Inc.	(42)	(801)
Veeco Instruments Inc.	(33)	(1,009)
Vishay Intertechnology, Inc.	(1)	(28)
Wolfspeed, Inc.	(4)	(182)
Xperi Inc.	(115)	(1,271)
Zscaler, Inc.	(10)	(2,302)
		(54,798)
Consumer Discretionary (5.2%)
Airbnb, Inc. - Class A	—	(29)
AutoZone, Inc.	(1)	(3,354)
Basic-Fit N.V. (a)	(10)	(297)
Best Buy Co., Inc.	(70)	(5,502)
Boot Barn Holdings, Inc.	(21)	(1,645)
Carnival Corporation	(133)	(2,473)
D.R. Horton, Inc.	(12)	(1,762)
ETSY, Inc.	(3)	(274)
Expedia Group, Inc.	(2)	(241)
Fisker Group Inc. - Class A	(101)	(177)
Guess ?, Inc.	(58)	(1,340)
H & R Block, Inc.	(65)	(3,133)
Home Depot, Inc., The	(18)	(6,340)
LCI Industries	(7)	(922)
Lennar Corporation - Class A	(11)	(1,588)
Marriott Vacations Worldwide Corporation	(3)	(290)
National Vision Holdings, Inc.	(18)	(370)
Norwegian Cruise Line Holdings Ltd.	(188)	(3,764)
PENN Entertainment, Inc.	(57)	(1,484)
Pool Corporation	(15)	(6,086)
RH	(16)	(4,579)
The Cheesecake Factory Incorporated	(2)	(80)
The ODP Corporation	(36)	(2,024)
Toll Brothers, Inc.	(19)	(1,970)
Topgolf Callaway Brands Corp.	(50)	(711)
Winnebago Industries, Inc.	(19)	(1,351)
		(51,786)
Industrials (2.5%)
ACCO Brands Corporation	(200)	(1,214)
Air Transport Services Group, Inc.	(3)	(47)
Allison Systems, Inc.	(36)	(2,069)
Arcbest Corporation	(16)	(1,872)
Bloom Energy Corporation - Class A	(28)	(410)
Cathay Pacific Airways Limited	(1,298)	(1,357)
Chart Industries, Inc.	(29)	(3,947)
CSG Systems International, Inc.	(2)	(120)
Deluxe Corporation	(78)	(1,677)
Desktop Metal Operating, Inc. - Class A	(475)	(356)
Eagle Bulk Shipping Inc.	(99)	(5,475)
Granite Construction Incorporated	(1)	(51)
Masco Corporation	(30)	(2,026)
Plug Power Inc.	(301)	(1,356)
SITC International Holdings Company Limited	(89)	(153)
The Greenbrier Companies, Inc.	(23)	(1,033)
Werner Enterprises, Inc.	(35)	(1,497)
		(24,660)
Health Care (1.3%)
Apellis Pharmaceuticals, Inc.	(18)	(1,073)
Coherus Biosciences, Inc.	(93)	(308)
Collegium Pharmaceutical, Inc.	(33)	(1,026)
CONMED Corporation	(3)	(378)
Cutera, Inc.	(5)	(19)
Dynavax Technologies Corporation	(224)	(3,134)
Evolent Health, Inc. - Class A	(43)	(1,422)
Health Catalyst, Inc.	(5)	(48)
Innoviva, Inc.	(41)	(651)
Inotiv, Inc.	(25)	(91)
Insmed Incorporated	(14)	(448)
Insulet Corporation	(2)	(368)
Karyopharm Therapeutics Inc.	(15)	(13)
MannKind Corporation	(150)	(547)
Mesa Laboratories, Inc.	(1)	(60)
Mirum Pharmaceuticals, Inc.	(1)	(41)
Neogenomics, Inc.	(8)	(132)
Pacira Pharmaceuticals, Inc.	(4)	(143)
PetIQ, Inc. - Class A	(24)	(474)
Pharming Group N.V.	(38)	(44)
Repligen Corporation	(6)	(1,050)
Travere Therapeutics, Inc.	(32)	(284)
Varex Imaging Corporation	(36)	(737)
		(12,491)
Real Estate (1.1%)
Compass, Inc. - Class A	(423)	(1,592)
KRC Interim Corp.	(57)	(1,220)
Pebblebrook Hotel Trust	(49)	(786)
Realogy Holdings Corp.	(8)	(62)
Realty Income Corporation	(96)	(5,497)
Redfin Corporation	(3)	(33)
Retail Opportunity Investments Corp.	(84)	(1,174)
StorageVault Canada Inc.	(22)	(85)
Summit Hotel Properties, Inc.	(18)	(123)
		(10,572)
Financials (0.9%)
Arbor Realty Trust, Inc.	(49)	(743)
Block, Inc. - Class A	(8)	(654)
Bread Financial Payments, Inc.	(21)	(705)
Brookfield Asset Management Ltd. - Class A	(2)	(91)
BRP Group, Inc. - Class A	(46)	(1,112)
Encore Capital Group, Inc.	(38)	(1,941)
EZCORP, Inc. - Class A	(133)	(1,163)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	(12)	(321)
I3 Verticals, Inc. - Class A	(5)	(95)
PennyMac Mortgage Investment Trust	(18)	(264)
Repay Holdings Corporation - Class A	(9)	(77)
Shift4 Payments, LLC - Class A	(18)	(1,351)
SoFi Technologies, Inc.	(13)	(127)
WisdomTree, Inc.	(22)	(152)
Zip Co Limited	(258)	(111)
		(8,907)
Materials (0.8%)
ATI Inc.	(70)	(3,190)
Century Aluminum Company	(32)	(393)
Danimer Scientific, Inc. - Class A	(55)	(56)
Ivanhoe Mines Ltd - Class A	(113)	(1,099)
Lithium Americas (Argentina) Corp.	(26)	(164)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Livent Corporation	(123)	(2,210)
PureCycle Technologies, Inc.	(16)	(63)
Smurfit Kappa Funding Designated Activity Company - ADR	—	(6)
SSR Mining Inc.	(13)	(139)
The Sherwin-Williams Company	(4)	(1,171)
		(8,491)
Energy (0.5%)
Chevron Corporation	(2)	(368)
Exxon Mobil Corporation	(10)	(1,027)
Green Plains Inc.	(16)	(410)
Transocean Ltd. (a)	(463)	(2,941)
		(4,746)
Communication Services (0.4%)
Dish Network Corporation - Class A	(19)	(109)
Live Nation Entertainment, Inc.	(9)	(871)
Match Group, Inc.	(5)	(188)
Sea Limited - Class A-ADR	(3)	(117)
Snap Inc. - Class A	(96)	(1,629)
Spotify Technology S.A.	—	(27)
TechTarget, Inc.	—	(3)
The Marcus Corporation	(104)	(1,517)
		(4,461)
Consumer Staples (0.2%)
Central Garden & Pet Company - Class A	(34)	(1,504)
The Chefs' Warehouse, Inc.	(25)	(723)
		(2,227)
Utilities (0.0%)
PG&E Corporation	(6)	(112)
Total Common Stocks (proceeds $151,840)		(183,251)
INVESTMENT COMPANIES (3.1%)
iShares iBoxx $ High Yield Corporate Bond ETF	(29)	(2,254)
SPDR S&P 500 ETF Trust	(43)	(20,383)
VanEck Semiconductor ETF	(47)	(8,219)
Total Investment Companies (proceeds $26,370)		(30,856)
CORPORATE BONDS AND NOTES (0.2%)
Industrials (0.1%)
Rollins Road Acquisition Company
0.50%, 12/01/28 (b) (c)	(256)	(128)
Southwest Airlines Co.
1.25%, 05/01/25 (b)	(574)	(584)
		(712)
Health Care (0.1%)
Envista Holdings Corporation
1.75%, 08/15/28 (b)	(689)	(634)
Information Technology (0.0%)
LivePerson, Inc.
0.00%, 12/15/26 (b) (d)	(376)	(251)
Communication Services (0.0%)
Dish Network Corporation
0.00%, 12/15/25 (b) (d)	(288)	(181)
Total Corporate Bonds And Notes (proceeds $1,742)		(1,778)
SHORT TERM INVESTMENTS (2.3%)
Treasury Securities (2.3%)
Treasury, United States Department of
5.34%, 01/09/24	(23,000)	(22,977)
Total Short Term Investments (proceeds $22,973)		(22,977)
Total Securities Sold Short (24.0%) (proceeds $202,925)		(238,862)

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Convertible security.

(c) The Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2023, the value and the percentage of net assets of these liquid securities was $128 and 0.0%, respectively.

(d) Security issued with a zero coupon. Income is recognized through the accretion of discount.

JNL Multi-Manager Alternative Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	150,931	985,246	943,522	7,981	—	—	192,655	19.4
JNL Government Money Market Fund, 5.32% - Class SL	—	142,772	142,767	51	—	—	5	—
JNL Securities Lending Collateral Fund - Institutional Class	1,590	16,455	18,045	17	—	—	—	—
	152,521	1,144,473	1,104,334	8,049	—	—	192,660	19.4

JNL Multi-Manager Alternative Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
3SBio Inc.	06/29/23	213	211	—
Adani Electricity Mumbai Limited, 3.87%, 07/22/31	05/10/23	146	156	—
Adani Energy Solutions Limited, 4.25%, 05/21/36	08/11/23	235	248	—
Adani International Container Terminal Private Limited, 3.00%, 02/16/31	02/06/23	134	146	—
Adani Ports and Special Economic Zone Limited, 5.00%, 08/02/41	01/31/23	272	297	0.1
Adyen N.V.	06/13/18	4,170	7,401	0.8
AI Candelaria (Spain), S.L.U, 5.75%, 06/15/33	07/27/23	191	194	—
Alibaba Group Holding Limited	05/18/21	409	208	—
Alpha Holding, S.A. de C.V (callable at 104.50, 02/08/24)	09/30/22	—	—	—
AMS-Osram AG, 2.13%, 11/03/27	02/17/21	1,419	1,309	0.2
Aris Mining Corporation, 6.88%, 08/09/26	05/10/23	165	177	—
Banco Davivienda S A, 6.65% (callable at 100, 04/22/31)	07/28/22	151	142	—
Basic-Fit N.V.	11/02/23	(278)	(297)	—
Basic-Fit N.V., 1.50%, 06/17/28	07/13/23	1,520	1,496	0.2
Braskem Netherlands Finance B.V., 5.88%, 01/31/50	12/01/23	142	139	—
BRF S.A., 5.75%, 09/21/50	07/22/22	267	296	0.1
Cabinet of Ministers of Ukraine, 0.00%, 03/15/35	03/19/21	304	70	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Multi-Manager Alternative Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Camposol SA, 6.00%, 02/03/27	08/09/21	355	235	—
Canacol Energy Ltd., 5.75%, 11/24/28	10/31/23	146	146	—
Cap S.A., 3.90%, 04/27/31	06/28/23	148	155	—
Cathay Pacific Airways Limited, 2.75%, 02/05/26	12/29/21	2,326	2,404	0.3
CEMEX S.A.B. de C.V., 5.13% (callable at 100, 06/08/26)	08/01/23	184	189	—
Coruripe Netherlands B.V., 10.00%, 02/10/27	06/09/22	184	154	—
CT Trust, 5.13%, 02/03/32	02/16/23	168	174	—
Delivery Hero SE	01/21/22	461	180	—
Delivery Hero SE, 1.00%, 01/23/27	03/10/22	1,160	1,131	0.1
Dye & Durham Limited, 3.75%, 03/01/26	02/16/21	1,964	1,491	0.2
Empresas Publicas de Medellin E.S.P., 4.38%, 02/15/31	08/24/21	347	287	—
Enfragen Energia Sur SA., 5.38%, 12/30/30	05/06/22	293	310	0.1
IAMGOLD Corporation, 5.75%, 10/15/28	07/20/23	162	173	—
ITAU Unibanco Holding SA, 4.63% (callable at 100, 02/27/25)	08/30/23	162	175	—
Just Eat Takeaway.Com N.V.	07/15/21	523	114	—
Just Eat Takeaway.Com N.V., 1.25%, 04/30/26	03/10/21	952	767	0.1
Kuaishou Technology	10/30/23	978	1,033	0.1
Lagardere SCA, 2.13%, 10/16/26	02/03/23	1,174	1,209	0.1
Lagardere SCA, 1.75%, 10/07/27	02/02/23	1,068	1,098	0.1
LLPL Capital Pte. Ltd., 6.88%, 02/04/39	04/22/22	198	194	—
Marfrig Holdings (Europe) B.V., 3.95%, 01/29/31	06/28/23	148	162	—
MC Brazil Downstream Trading S.a r.l., 7.25%, 06/30/31	03/16/22	342	303	0.1
Meridan Management Ltd	03/05/21	317	—	—
Millicom International Cellular SA, 4.50%, 04/27/31	12/05/23	159	167	—
Minejesa Capital B.V., 5.63%, 08/10/37	06/11/21	431	394	0.1
OCP S.A., 5.13%, 06/23/51	04/14/22	190	190	—
Origin Energy Finance Limited, 1.00%, 09/17/29	05/22/23	201	192	—
Petroleos del Peru - Petroperu S.A., 5.63%, 06/19/47	03/30/22	335	248	—
Pharming Group N.V., 3.00%, 01/21/25	11/17/20	1,184	1,153	0.1
Ronshine China Holdings Limited, 0.00%, 08/05/24	09/15/20	199	6	—
Sierracol Energy Andina, LLC, 6.00%, 06/15/28	07/28/22	154	168	—
Simpar Europe, 5.20%, 01/26/31	03/21/22	175	174	—
TE Connectivity Ltd.	04/26/19	2,177	3,111	0.3
Tecila Sociedad Anonima, 7.00%, 12/15/47	04/25/22	177	218	—
Thaioil Treasury Center Company Limited, 3.75%, 06/18/50	12/01/22	130	141	—
Transocean Ltd.	02/23/23	(3,053)	(2,941)	(0.3)
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., 0.00% (callable at 100, 01/29/25)	06/04/19	181	1	—
Unigel Luxembourg SA, 0.00%, 10/01/26	06/13/23	165	113	—
UPL Corporation Limited, 5.25% (callable at 100, 02/27/25)	08/19/22	307	304	0.1
Vedanta Resources Limited, 6.13%, 08/09/24	07/06/22	309	266	—
VTR Finance N.V., 6.38%, 07/15/28	04/22/22	235	64	—
Zip Co Limited, 0.00%, 04/23/28	08/21/23	238	219	—
		27,114	28,465	2.9

JNL Multi-Manager Alternative Fund – Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation/ (Depreciation) ($)
Lealand Finance Company B.V. - Term Loan	224	(15)

JNL Multi-Manager Alternative Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Options on Securities
American Airlines Group Inc.	Call	16.00	01/19/24	58	93	—
Arbor Realty Trust, Inc.	Put	14.00	01/19/24	58	81	2
Cerevel Therapeutics Holdings, Inc.	Put	35.00	12/20/24	63	221	6
Dish Network Corporation	Call	5.00	02/16/24	174	87	20
DK Crown Holdings Inc.	Call	40.00	01/19/24	15	60	—
Endeavor Group Holdings, Inc.	Put	20.00	02/16/24	833	1,666	21
Fisker Group Inc.	Put	2.00	05/17/24	87	17	7
Fisker Group Inc.	Put	1.50	05/17/24	72	11	4
JetBlue Airways Corporation	Call	7.00	01/19/24	58	41	1
Lucid Group, Inc.	Put	3.50	05/17/24	58	20	4
Maxeon Solar Technologies, Ltd.	Call	7.50	02/16/24	87	65	10
Maxeon Solar Technologies, Ltd.	Call	7.50	03/15/24	116	87	17
Maxeon Solar Technologies, Ltd.	Put	3.00	06/21/24	150	45	7

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Multi-Manager Alternative Fund — Exchange Traded Purchased Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Norwegian Cruise Line Holdings Ltd.	Put	17.50	01/19/24	58	102	1
Plug Power Inc.	Call	5.50	01/19/24	144	79	2
Plug Power Inc.	Put	3.50	01/19/24	289	101	2
Realogy Holdings Corp.	Call	7.50	03/15/24	222	167	31
Redfin Corporation	Call	13.00	01/19/24	115	150	2
Seagen Inc.	Put	190.00	01/19/24	164	3,116	—
Sirius XM Holdings Inc.	Call	6.00	01/19/24	87	52	1
Snap Inc.	Put	16.00	02/02/24	29	46	3
SPDR S&P Retail ETF	Put	64.00	01/19/24	49	314	—
Teck Resources Limited	Put	38.00	01/19/24	176	669	2
Teck Resources Limited	Put	32.00	01/19/24	225	720	1
The Beauty Health Company	Call	5.00	05/17/24	145	73	5
Travere Therapeutics, Inc.	Put	5.00	01/19/24	27	14	—
United States Steel Corporation	Put	31.00	01/19/24	391	1,212	—
						149

JNL Multi-Manager Alternative Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Options on Securities
Albertsons Companies, Inc.	Call	25.00	04/19/24	44	110	(3)
Capri Holdings Limited	Call	57.50	01/19/24	96	552	—
Capri Holdings Limited	Call	50.00	01/19/24	268	1,340	(22)
Cerevel Therapeutics Holdings, Inc.	Call	45.00	12/20/24	63	284	(4)
Dish Network Corporation	Put	4.50	03/15/24	174	78	(7)
Endeavor Group Holdings, Inc.	Call	22.50	02/16/24	833	1,874	(165)
ImmunoGen, Inc.	Call	30.00	01/19/24	231	693	(2)
ImmunoGen, Inc.	Call	31.00	07/19/24	1	3	—
Karuna Therapeutics, Inc.	Call	320.00	01/19/24	8	256	—
Karuna Therapeutics, Inc.	Call	330.00	02/16/24	1	33	—
Maxeon Solar Technologies, Ltd.	Put	5.00	02/16/24	87	44	(3)
Maxeon Solar Technologies, Ltd.	Put	5.00	03/15/24	58	29	(5)
Seagen Inc.	Put	145.00	01/19/24	164	2,378	—
Sovos Brands, Inc.	Call	25.00	02/16/24	915	2,288	—
SPDR S&P Retail ETF	Put	58.00	01/19/24	36	209	—
SPDR S&P Retail ETF	Put	51.00	01/19/24	13	66	—
Splunk Inc.	Call	155.00	02/16/24	29	450	—
Splunk Inc.	Call	155.00	04/19/24	69	1,070	(10)
Teck Resources Limited	Call	40.00	01/19/24	94	376	(26)
Teck Resources Limited	Call	42.00	01/19/24	176	739	(24)
Teck Resources Limited	Call	40.00	02/16/24	129	516	(46)
Teck Resources Limited	Call	38.00	02/16/24	66	251	(33)
United States Steel Corporation	Call	49.00	01/19/24	147	720	(8)
United States Steel Corporation	Call	46.00	02/16/24	158	727	(53)
United States Steel Corporation	Call	48.00	02/16/24	244	1,171	(39)
						(450)

JNL Multi-Manager Alternative Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	GSC	03/19/24	AUD	22	15	—
JPY/USD	SSB	01/05/24	JPY	1,283	9	—
USD/AUD	GSC	03/19/24	AUD	(2,325)	(1,588)	(2)
USD/AUD	SSB	03/26/24	AUD	(824)	(563)	(3)
USD/CAD	SSB	03/26/24	CAD	(1,854)	(1,401)	(6)
USD/EUR	JPM	01/16/24	EUR	(2,100)	(2,320)	(11)
USD/EUR	JPM	02/20/24	EUR	(200)	(221)	(1)
USD/EUR	SSB	03/26/24	EUR	(4,325)	(4,791)	(22)
USD/GBP	GSC	01/30/24	GBP	(1,807)	(2,304)	(5)
USD/HKD	SSB	03/26/24	HKD	(3,719)	(477)	—
USD/JPY	GSC	03/27/24	JPY	(490,206)	(3,523)	(28)
					(17,164)	(78)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Multi-Manager Alternative Fund — OTC Contracts for Difference
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration^	Contracts[1] Long (Short)	Notional[1]		Value/ Unrealized Appreciation (Depreciation) ($)
3SBio Inc. (MT)	GSC	1M HIBOR +0.50% (MT)	TBD	315,500	HKD	2,288	10
Acer Inc. (MT)	JPM	OBFR -0.60% (MT)	TBD	(306,000)		(314)	(221)
Advantech Co., Ltd. (MT)	MSC	Federal Funds Effective Rate 1.63% (MT)	TBD	(13,000)		(139)	(18)
Advantech Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -1.50% (MT)	TBD	(69,000)		(734)	(96)
Al Rajhi Banking and Investment Corporation (MT)	GSC	Federal Funds Effective Rate -0.75% (MT)	TBD	(40,880)		(767)	(176)
Albemarle Corporation (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(5,531)		(967)	189
Alibaba Group Holding Limited (M)	GSC	1M HIBOR +0.50% (MT)	TBD	24,700	HKD	2,296	(61)
Alibaba Group Holding Limited (M)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	6,849		579	(26)
Alpek S.A.B. de C.V. (MT)	MSC	Federal Funds Effective Rate +0.55% (MT)	TBD	628,400		498	(32)
Alpha and Omega Semiconductor Limited (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(35,293)		(1,040)	146
Amorepacific Corporation (M)	GSC	Federal Funds Effective Rate -0.50% (MT)	TBD	(6,314)		(595)	(113)
Arcadium Lithium PLC (MT)	JPM	RBA Interbank Overnight Cash Rate -0.75% (M)	TBD	(82,266)	AUD	(935)	9
Arcos Dorados S.A. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	26,269		206	122
Aspen Pharmacare Holdings Limited (MT)	MSC	South African Johannesburg Interbank Agreed Rate +0.75% (MT)	TBD	10,697	ZAR	1,863	13
B3 S.A. - Brasil, Bolsa, Balcao (M)	BOA	Federal Funds Effective Rate -0.40% (MT)	TBD	(63,600)		(148)	(40)
B3 S.A. - Brasil, Bolsa, Balcao (MT)	MSC	Federal Funds Effective Rate -1.05% (MT)	TBD	(70,700)		(199)	(12)
Banco Bradesco S.A. (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(144,574)		(474)	(51)
Banco Do Brasil SA (MT)	MSC	Federal Funds Effective Rate +0.45% (MT)	TBD	15,500		105	125
Banco Santander (Brasil) S.A. (MT)	JPM	OBFR -0.60% (MT)	TBD	(78,100)		(481)	(41)
Becle, S.A. de C.V. (M)	MSC	Federal Funds Effective Rate -0.55% (MT)	TBD	(291,900)		(563)	(4)
Becle, S.A. de C.V. (MT)	GSC	Federal Funds Effective Rate -0.50% (MT)	TBD	(177,500)		(472)	132
Bora Pharmaceuticals Co., LTD. (MT)	MSC	Federal Funds Effective Rate -0.70% (MT)	TBD	(25,000)		(493)	(28)
Camtek Ltd. (MT)	MSC	Federal Funds Effective Rate -1.08% (MT)	TBD	(14,645)		(620)	(404)
Canadian Solar Inc. (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(27,194)		(573)	(136)
Caregen Co., Ltd. (MT)	JPM	OBFR -0.50% (MT)	TBD	(13,965)		(288)	(7)
Central Plaza Hotel Public Company Limited (MT)	MSC	Federal Funds Effective Rate -7.75% (MT)	TBD	(579,400)		(734)	(20)
China Coal Energy Company Limited (MT)	GSC	1M HIBOR -0.50% (MT)	TBD	(986,000)	HKD	(5,663)	(158)
China Resources Land Limited (MT)	GSC	1M HIBOR +0.50% (MT)	TBD	170,000	HKD	4,382	46
China Resources Microelectronics Limited (MT)	HSB	Federal Funds Effective Rate -3.50% (MT)	TBD	(6,049)		(46)	9
China Shenhua Energy Company Limited (MT)	GSC	1M HIBOR -0.50% (MT)	TBD	(245,000)	HKD	(5,727)	(91)
China Taiping Insurance Holdings Company Limited (M)	GSC	1M HIBOR -0.50% (MT)	TBD	(154,600)	HKD	(1,393)	49
Chunbo Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -2.50% (MT)	TBD	(1,173)		(210)	112
Chunbo Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -5.13% (MT)	TBD	(3,329)		(592)	299
Coca-Cola FEMSA, S.A.B. de C.V. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	3,469		254	69
Com7 Public Company Limited (MT)	MSC	Federal Funds Effective Rate -18.88% (MT)	TBD	(726,300)		(666)	107
Com7 Public Company Limited (MT)	GSC	Federal Funds Effective Rate -22.75% (MT)	TBD	(48,700)		(44)	7
Compal Electronics, Inc. (MT)	JPM	OBFR -0.60% (MT)	TBD	(616,000)		(562)	(234)
Companhia Siderurgica Nacional (MT)	MSC	Federal Funds Effective Rate +0.45% (MT)	TBD	151,500		521	90
COSCO Shipping Holdings Co., Ltd (MT)	GSC	1M HIBOR +0.50% (MT)	TBD	534,500	HKD	3,785	50
Daqo New Energy Corp. (MT)	MSC	Federal Funds Effective Rate +0.55% (MT)	TBD	40,284		975	93
DBS Group Holdings Ltd (M)	GSC	Singapore Swap Offer Rate +0.50% (MT)	TBD	23,277	SGD	788	(12)
Diodes Incorporated (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(12,468)		(989)	5
Dr. Reddy's Laboratories Limited (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(3,454)		(231)	(7)
E Ink Holdings Inc. (MT)	GSC	Federal Funds Effective Rate -3.00% (MT)	TBD	(158,000)		(883)	(126)
Ecopro BM Co., Ltd. (MT)	JPM	OBFR -0.30% (MT)	TBD	(1,275)		(236)	(47)
Ecopro BM Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -3.00% (MT)	TBD	(2,608)		(473)	(106)
Ecopro Co., Ltd (MT)	GSC	Federal Funds Effective Rate -10.00% (MT)	TBD	(389)		(192)	(4)
Elite Material Co., Ltd. (MT)	JPM	OBFR -0.60% (MT)	TBD	(53,000)		(666)	11
Erste Group Bank AG (M)	GSC	1W Euribor +0.45% (MT)	TBD	23,456	EUR	714	155
Faraday Technology Corporation (MT)	GSC	Federal Funds Effective Rate -12.77% (MT)	TBD	(81,000)		(474)	(509)
Futu Holdings Limited (MT)	MSC	Federal Funds Effective Rate +0.55% (MT)	TBD	33,005		1,896	(113)
Ganfeng Lithium Group Co., Ltd (MT)	HSB	1M HIBOR -0.35% (MT)	TBD	(213,400)	HKD	(8,645)	324
GCL-Poly Energy Holdings Limited (MT)	HSB	Federal Funds Effective Rate -0.35% (MT)	TBD	(728,000)	HKD	(883)	(2)
Gentera, S.A.B. de C.V. (MT)	GSC	Federal Funds Effective Rate -0.50% (MT)	TBD	(414,400)		(484)	(91)
Gerdau S.A. (MT)	MSC	Federal Funds Effective Rate +0.55% (MT)	TBD	95,113		469	(6)
Ginlong Technologies Co., Ltd. (MT)	JPM	OBFR -0.30% (MT)	TBD	(44,800)		(425)	(13)
Ginlong Technologies Co., Ltd. (MT)	BOA	Federal Funds Effective Rate -16.20% (MT)	TBD	(16,600)		(157)	(5)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Multi-Manager Alternative Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration^	Contracts[1] Long (Short)	Notional[1]		Value/ Unrealized Appreciation (Depreciation) ($)
Global Unichip Corp. (MT)	GSC	Federal Funds Effective Rate -8.20% (MT)	TBD	(9,000)		(450)	(62)
Great Tree Pharmacy Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -4.00% (MT)	TBD	(41,000)		(439)	(27)
Great Tree Pharmacy Co., Ltd. (MT)	JPM	OBFR -0.60% (MT)	TBD	(35,000)		(375)	(20)
Greentown China Holdings Limited (MT)	GSC	1M HIBOR +0.50% (MT)	TBD	763,000	HKD	5,733	40
GRUMA, S.A.B. de C.V. (MT)	MSC	Federal Funds Effective Rate +0.55% (MT)	TBD	19,515		337	13
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V. (MT)	MSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(3,264)		(474)	(104)
Grupo Comercial Chedraui, S.A.B. de C.V. (M)	MSC	Federal Funds Effective Rate +0.55% (MT)	TBD	27,200		114	47
Grupo Financiero Banorte, S.A.B. de C.V. (MT)	GSC	Federal Funds Effective Rate +0.76% (MT)	TBD	38,500		327	51
Hangzhou First Applied Material Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -4.45% (MT)	TBD	(128,053)		(446)	8
Hansol Chemical Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -0.50% (MT)	TBD	(1,718)		(261)	(36)
Hansol Chemical Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -0.55% (MT)	TBD	(2,971)		(461)	(54)
Hanwha Solutions Corporation (MT)	GSC	Federal Funds Effective Rate -0.50% (MT)	TBD	(12,130)		(284)	(86)
Hanwha Solutions Corporation (MT)	MSC	Federal Funds Effective Rate -0.55% (MT)	TBD	(23,896)		(559)	(169)
Headhunter Group PLC (MT)‡	MSC	Federal Funds Effective Rate +0.55% (MT)	TBD	13,705		206	(215)
Hello Group Inc. (MT)	MSC	Federal Funds Effective Rate +0.55% (MT)	TBD	52,144		380	(22)
Henan Shenhuo Coal & Power Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -16.00% (MT)	TBD	(247,700)		(571)	(31)
Hikma Pharmaceuticals Public Limited Company (MT)	MSC	Sterling Overnight Index Average +0.39% (MT)	TBD	10,580	GBP	185	5
HIWIN Technologies Corp. (MT)	GSC	Federal Funds Effective Rate +0.76% (MT)	TBD	109,000		747	65
Hoymiles Power Electronics Inc. (MT)	JPM	OBFR -0.30% (MT)	TBD	(10,300)		(330)	(60)
Hoymiles Power Electronics Inc. (MT)	GSC	Federal Funds Effective Rate -17.50% (MT)	TBD	(7,300)		(239)	(43)
Hua Hong Semiconductor Limited (MT)	GSC	1M HIBOR -0.50% (MT)	TBD	(255,000)	HKD	(6,847)	287
Hyundai Engineering & Construction Co., Ltd. (MT)	GSC	Federal Funds Effective Rate +0.76% (MT)	TBD	3,871		102	1
Hyundai Motor Company (MT)	MSC	Federal Funds Effective Rate -0.55% (MT)	TBD	(1,639)		(204)	(53)
Hyundai Steel Company (MT)	GSC	Federal Funds Effective Rate +0.76% (MT)	TBD	18,632		491	27
IBIDEN Co., Ltd. (MT)	GSC	Tokyo Overnight Average Rate -0.45% (MT)	TBD	(100)	JPY	(519)	(2)
IGO Limited (MT)	GSC	RBA Interbank Overnight Cash Rate -0.50% (MT)	TBD	(74,295)	AUD	(944)	156
Infosys Limited (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(40,408)		(651)	(93)
InMode Ltd (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	8,429		306	(122)
International Container Terminal Services, Inc. (MT)	HSB	Federal Funds Effective Rate -3.00% (MT)	TBD	(114,580)		(466)	(45)
JD.com, Inc. (MT)	GSC	1M HIBOR +0.50% (MT)	TBD	1,633	HKD	371	(25)
JD.com, Inc. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	9,190		292	(28)
Jeronimo Martins, SGPS, S.A. (M)	GSC	1W Euribor +0.45% (MT)	TBD	13,357	EUR	260	42
JinkoSolar Holding Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(13,882)		(474)	(56)
Jiumaojiu International Holdings Limited (MT)	JPM	1M HIBOR -7.00% (MT)	TBD	(329,000)	HKD	(2,948)	123
Jiumaojiu International Holdings Limited (MT)	GSC	1M HIBOR -0.50% (MT)	TBD	(46,000)	HKD	(470)	25
Kakao Games Corp. (MT)	GSC	Federal Funds Effective Rate -7.25% (MT)	TBD	(24,489)		(448)	(45)
Kerry Express (Thailand) Public Company Limited (MT)	MSC	Federal Funds Effective Rate -46.50% (MT)	TBD	(1,724,800)		(542)	234
Kerry Express (Thailand) Public Company Limited (MT)	GSC	Federal Funds Effective Rate -45.00% (MT)	TBD	(383,700)		(102)	29
KIA Corporation (MT)	MSC	Federal Funds Effective Rate -0.05% (MT)	TBD	(2,793)		(138)	(74)
Kinsus Interconnect Technology Corp. (MT)	MSC	Federal Funds Effective Rate -9.25% (MT)	TBD	(218,000)		(957)	233
Kumyang Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -18.50% (MT)	TBD	(2,751)		(192)	(45)
Lasertec Co., Ltd. (MT)	GSC	Tokyo Overnight Average Rate -0.45% (MT)	TBD	(3,700)	JPY	(99,771)	(273)
Legend Biotech Corp (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(6,222)		(389)	16
LG Chem, Ltd. (MT)	GSC	Federal Funds Effective Rate -0.50% (MT)	TBD	(1,911)		(640)	11
LG H&H Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -0.50% (MT)	TBD	(1,155)		(547)	241
Localiza Rent A Car S/A (MT)	JPM	OBFR -0.60% (MT)	TBD	(78,691)		(955)	(67)
Localiza Rent A Car S/A (MT)	JPM	Federal Funds Effective Rate +0.00% (M)	TBD	(283)		(0)	(1)
Longfor Group Holdings Limited (MT)	GSC	1M HIBOR +0.50% (MT)	TBD	364,500	HKD	4,462	26
Lotus Pharmaceutical Co., Ltd. (MT)	JPM	OBFR -0.60% (MT)	TBD	(57,000)		(429)	(74)
Lotus Pharmaceutical Co., Ltd. (MT)	BOA	Federal Funds Effective Rate -5.75% (MT)	TBD	(49,000)		(384)	(50)
Lumi Rental Co. (LRC) (MT)	MSC	Federal Funds Effective Rate 3.63% (MT)	TBD	(27,227)		(703)	(26)
Maxeon Solar Technologies, Ltd. (MT)	GSC	Federal Funds Effective Rate -0.82% (MT)	TBD	(50,729)		(284)	(78)
Mizrahi-Tefahot Bank Ltd. (MT)	GSC	3M Tel Aviv Interbank Offered Rate +0.70% (MT)	TBD	6,222	ILS	766	22
Monday.Com Ltd. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	6,254		861	302
Monolithic Power Systems, Inc. (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(1,073)		(490)	(181)
MOS Holdings Inc. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	35,767		1,188	87

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Multi-Manager Alternative Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration^	Contracts[1] Long (Short)	Notional[1]		Value/ Unrealized Appreciation (Depreciation) ($)
Muangthai Capital Public Company Limited (MT)	MSC	Federal Funds Effective Rate -13.50% (MT)	TBD	(236,000)		(271)	(52)
Muangthai Capital Public Company Limited (MT)	GSC	Federal Funds Effective Rate -21.00% (MT)	TBD	(73,900)		(85)	(19)
Nan Ya P.C.B. Service Company (MT)	MSC	Federal Funds Effective Rate -19.00% (MT)	TBD	(132,000)		(1,312)	79
Nan Ya Technology Corporation (M)	GSC	Federal Funds Effective Rate +0.76% (MT)	TBD	120,000		256	49
NetEase, Inc. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	5,475		558	(51)
Nova Ltd. (MT)	MSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(2,010)		(181)	(95)
Nova Ltd. (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(5,612)		(554)	(213)
Novatek Microelectronics Corp. (MT)	GSC	Federal Funds Effective Rate -2.25% (MT)	TBD	(26,000)		(385)	(51)
Nuvoton Technology Corporation (MT)	MSC	Federal Funds Effective Rate -14.50% (MT)	TBD	(76,000)		(308)	(77)
Nuvoton Technology Corporation (MT)	GSC	Federal Funds Effective Rate -8.50% (MT)	TBD	(144,000)		(600)	(127)
Orient Overseas (International) Limited (MT)	GSC	1M HIBOR +0.50% (MT)	TBD	37,500	HKD	3,501	73
Ozon Holdings PLC (M)‡	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(48,131)		(558)	559
Parade Technologies, Ltd. (MT)	GSC	Federal Funds Effective Rate -7.90% (MT)	TBD	(21,000)		(700)	(125)
Pinduoduo (Shanghai) Network Technology Co., Ltd. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	12,018		1,198	550
Pingdingshan Tianan Coal Mining Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -0.43% (MT)	TBD	(75,021)		(83)	(40)
Pingdingshan Tianan Coal Mining Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -17.25% (MT)	TBD	(71,700)		(97)	(20)
Porto Seguro S/A (MT)	MSC	Federal Funds Effective Rate +0.45% (MT)	TBD	71,800		417	14
POSCO Future M Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -1.25% (MT)	TBD	(890)		(219)	(31)
POSCO Future M Co., Ltd. (MT)	BOA	Federal Funds Effective Rate -10.00% (MT)	TBD	(1,420)		(284)	(114)
Powerchip Semiconductor Manufacturing Corp. (MT)	GSC	Federal Funds Effective Rate -3.00% (MT)	TBD	(663,000)		(762)	126
PT Kalbe Farma Tbk (MT)	JPM	OBFR -0.60% (MT)	TBD	(6,893,300)		(762)	49
PT Unilever Indonesia, Tbk. (MT)	BOA	Federal Funds Effective Rate -2.00% (MT)	TBD	(584,100)		(144)	9
PT Unilever Indonesia, Tbk. (MT)	HSB	Federal Funds Effective Rate -3.50% (MT)	TBD	(483,700)		(132)	22
Public Joint Stock Company Children's World (M)	GSC	Federal Funds Effective Rate +0.96% (MT)	TBD	560,770		388	(35)
Public Joint Stock Company Sberbank of Russia (M)‡	GSC	Federal Funds Effective Rate +0.96% (MT)	TBD	41,476		0	—
Realtek Semiconductor Corporation (MT)	GSC	Federal Funds Effective Rate -1.56% (MT)	TBD	(56,000)		(710)	(146)
Samsung Electronics Co Ltd (MT)	GSC	Federal Funds Effective Rate +0.96% (MT)	TBD	1,908		2,294	499
Santos Brasil Participacoes S.A. (MT)	GSC	Federal Funds Effective Rate -0.75% (MT)	TBD	(267,900)		(481)	(39)
Sendas Distribuidora S/A (MT)	GSC	Federal Funds Effective Rate +0.86% (MT)	TBD	76,700		284	(72)
Shaanxi Coal and Chemical Industry Group Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -3.50% (MT)	TBD	(215,500)		(520)	(112)
Shanxi Coking Coal Energy Group Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -14.00% (MT)	TBD	(346,000)		(454)	(41)
Shanxi Coking Coal Energy Group Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -12.65% (MT)	TBD	(90,600)		(119)	(8)
Shenzhen Inovance technology Co., Ltd. (MT)	JPM	OBFR -0.30% (MT)	TBD	(80,800)		(705)	(9)
Shoprite Holdings (MT)	GSC	South African Johannesburg Interbank Agreed Rate -0.75% (MT)	TBD	(14,565)	ZAR	(3,512)	(21)
SK Biopharmaceuticals Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -0.75% (MT)	TBD	(1,664)		(93)	(34)
SK Bioscience Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -8.25% (MT)	TBD	(3,591)		(213)	5
SK Hynix Inc. (M)	GSC	Federal Funds Effective Rate -0.76% (MT)	TBD	8,152		511	367
Sociedad Quimica Y Minera De Chile S.A. (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(10,721)		(860)	222
Sociedad Quimica Y Minera De Chile S.A. (MT)	MSC	Federal Funds Effective Rate -0.78% (MT)	TBD	(3,698)		(186)	(37)
SolarEdge Technologies Ltd. (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(7,789)		(568)	(156)
Star Bulk Carriers Corp. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	36,579		730	45
StoneCo Ltd. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	124,347		1,425	790
Sunny Optical Technology (Group) Company Limited (MT)	GSC	1M HIBOR +0.50% (MT)	TBD	58,400	HKD	3,910	27
Sunshine City Group Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -14.00% (MT)	TBD	(165,700)		(163)	(5)
Sunshine City Group Co., Ltd. (MT)	BOA	Federal Funds Effective Rate -25.00% (MT)	TBD	(421,100)		(414)	(3)
Suzano Holding S.A. (MT)	MSC	Federal Funds Effective Rate +0.45% (MT)	TBD	87,200		913	102
Suzuki Motor Corporation (MT)	GSC	Tokyo Overnight Average Rate +0.47% (MT)	TBD	20,200	JPY	106,649	115
Synaptics Incorporated (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(9,851)		(1,019)	(78)
Taiwan Semiconductor Manufacturing Company Limited (MT)	MSC	Federal Funds Effective Rate +0.55% (MT)	TBD	9,727		853	154
Tecnoglass Inc. (MT)	MSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(8,447)		(333)	(53)
Teva Pharmaceutical Industries Ltd (MT)	MSC	Federal Funds Effective Rate +0.55% (MT)	TBD	116,636		1,041	165

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Multi-Manager Alternative Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration^	Contracts[1] Long (Short)	Notional[1]		Value/ Unrealized Appreciation (Depreciation) ($)
Thungela Resources (MT)	GSC	Sterling Overnight Index Average +0.43% (MT)	TBD	58,279	GBP	417	(57)
Tianjin Zhonghuan Semiconductor Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -14.50% (MT)	TBD	(223,900)		(564)	72
Tianqi Lithium Industry Co., Ltd (MT)	MSC	1M HIBOR 4.38% (MT)	TBD	(61,800)	HKD	(3,513)	104
TIM S.A (MT)	MSC	Federal Funds Effective Rate +0.45% (MT)	TBD	81,400		286	18
TIM Spolka Akcyjna (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	19,333		289	71
Tokyo Electron Limited (MT)	GSC	Tokyo Overnight Average Rate -0.45% (MT)	TBD	(2,200)	JPY	(34,441)	(153)
Top Choice Medical Investment Co., Inc. (MT)	MSC	Federal Funds Effective Rate -12.65% (MT)	TBD	(13,400)		(162)	16
TOTVS S.A. (MT)	GSC	Federal Funds Effective Rate -0.75% (MT)	TBD	(125,300)		(705)	(164)
Unigroup Guoxin Microelectronics Co., Ltd. (MT)	JPM	OBFR -0.30% (MT)	TBD	(62,700)		(669)	77
Unimicron Technology Corp. (MT)	GSC	Federal Funds Effective Rate -3.50% (MT)	TBD	(178,000)		(970)	(48)
United International Transportation Co. Ltd. (MT)	GSC	Federal Funds Effective Rate -0.75% (MT)	TBD	(26,256)		(487)	(60)
United International Transportation Co. Ltd. (MT)	MSC	Federal Funds Effective Rate -1.50% (MT)	TBD	(10,146)		(197)	(16)
United Microelectronics Corporation (MT)	MSC	Federal Funds Effective Rate -3.33% (MT)	TBD	(96,117)		(715)	(96)
Vale S.A. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	33,889		473	75
Vamos Locacao De Caminhoes, Maquinas E Equipamentos S.A. (MT)	BOA	Federal Funds Effective Rate -0.40% (MT)	TBD	(191,601)		(484)	83
Vamos Locacao De Caminhoes, Maquinas E Equipamentos S.A. (MT)	JPM	OBFR -0.60% (MT)	TBD	(369,200)		(641)	(141)
Vipshop (China) Co., Ltd. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	16,608		275	12
Vishay Intertechnology, Inc. (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(27,963)		(622)	(48)
VK Company Limited (MT)‡	MSC	Federal Funds Effective Rate -6.50% (MT)	TBD	(137,620)		(482)	459
Wafer Works Corporation (MT)	JPM	OBFR -0.60% (MT)	TBD	(527,000)		(692)	(47)
WEG SA (MT)	GSC	Federal Funds Effective Rate -0.80% (MT)	TBD	(27,500)		(188)	(20)
WEG SA (MT)	JPM	OBFR -0.60% (MT)	TBD	(97,700)		(751)	21
Wipro Limited (MT)	GSC	Federal Funds Effective Rate -0.25% (MT)	TBD	(135,030)		(642)	(105)
Wix.Com Ltd. (MT)	GSC	Federal Funds Effective Rate +0.51% (MT)	TBD	15,667		1,341	549
Xiaomi Corporation (MT)	GSC	1M HIBOR +0.50% (MT)	TBD	257,800	HKD	3,857	19
Yankuang Energy Group Company Limited (MT)	HSB	1M HIBOR -0.50% (MT)	TBD	(253,000)	HKD	(3,310)	(68)
Yankuang Energy Group Company Limited (MT)	GSC	Federal Funds Effective Rate -6.50% (MT)	TBD	(100,300)		(276)	(3)
Yankuang Energy Group Company Limited (MT)	MSC	1M HIBOR -0.55% (MT)	TBD	(282,000)	HKD	(5,056)	15
Yuexiu Property Company Limited (MT)	GSC	1M HIBOR +0.50% (MT)	TBD	679,000	HKD	4,447	(19)
YULON Motor Co., Ltd (MT)	MSC	Federal Funds Effective Rate -3.25% (MT)	TBD	(234,000)		(576)	6
Zhejiang Huayou Cobalt Co., Ltd. (MT)	MSC	Federal Funds Effective Rate -9.50% (MT)	TBD	(75,400)		(382)	29
Zhejiang Huayou Cobalt Co., Ltd. (MT)	GSC	Federal Funds Effective Rate -14.50% (MT)	TBD	(95,500)		(456)	5
Zhejiang Juhua Co., Ltd. (MT)	JPM	OBFR -0.30% (MT)	TBD	(324,100)		(724)	(26)
							1,703
^Contracts for Difference have no expiration date to the contract, but are typically terminated by the buyer.

‡Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See “Fair Value Measurements” in the Notes to Financial Statements.

JNL Multi-Manager Alternative Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
EQUITY
Bristol-Myers Squibb Company (M)‡	1M LIBOR +0.00% (Q)	BOA	12/20/24	—	—	31
Brookfield Property Preferred LP (M)	OBFR +0.75% (M)	BOA	01/05/24	38	—	(9)
Chr. Hansen Holding A/S (MT)	OBFR +0.61% (Q)	GSC	02/22/24	627	—	92
Dechra Pharmaceuticals PLC (MT)	OBFR +0.61% (Q)	GSC	04/26/24	2,089	—	132
Euronav (MT)	OBFR +0.61% (Q)	GSC	10/20/24	147	—	(1)
JSR Corporation (MT)	OBFR +0.61% (Q)	GSC	06/30/24	3,239	—	(33)
Pioneer Natural Resources Company (MT)	OBFR +0.61% (Q)	GSC	01/20/24	11,487	—	(576)
Chr. Hansen Holding A/S (MT)	OBFR +0.55% (Q)	JPM	08/19/24	1,016	—	178
Euronav (MT)	OBFR +0.55% (Q)	JPM	12/16/24	714	—	(8)
					—	(194)
Total return swap agreements - paying return
EQUITY

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Multi-Manager Alternative Fund — OTC Total Return Swap Agreements (continued)
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]		Premiums Paid (Received) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Chevron Corporation (MT)	OBFR -0.35% (Q)	GSC	11/15/24		(15,048)	—	(447)
Exxon Mobil Corporation (MT)	OBFR -0.35% (Q)	GSC	12/13/24		(11,468)	—	(219)
Novozymes A/S (MT)	OBFR -0.35% (Q)	GSC	02/22/24		(673)	—	(49)
Origin Energy Limited (MT)	OBFR -0.40% (Q)	GSC	12/20/24		(53)	—	—
Smurfit Kappa Funding Designated Activity Company (MT)	OBFR -0.27% (Q)	GSC	10/20/24		(4,997)	—	(504)
China Resources Microelectronics Limited (MT)	OBFR -0.30% (MT)	JPM	12/31/25		(303)	—	39
Novozymes A/S (MT)	OBFR -0.50% (Q)	JPM	08/19/24		(1,040)	—	(160)
Realty Income Corporation (MT)	OBFR -0.60% (Q)	JPM	12/23/24		(477)	—	(82)
IBIDEN Co., Ltd. (MT)	Tokyo Overnight Average Rate -0.45% (MT)	MSC	02/23/26	JPY	(42,743)	—	(226)
						—	(1,648)

‡Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See “Fair Value Measurements” in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager Alternative Fund
Assets - Securities
Common Stocks	451,449	86,481	177	538,107
Corporate Bonds And Notes	—	231,618	10	231,628
Non-U.S. Government Agency Asset-Backed Securities	—	110,697	23	110,720
Government And Agency Obligations	—	39,946	—	39,946
Senior Floating Rate Instruments	—	6,473	852	7,325
Other Equity Interests	—	—	4,837	4,837
Preferred Stocks	2,871	—	40	2,911
Warrants	70	—	—	70
Rights	5	—	50	55
Short Term Investments	192,660	34,050	—	226,710
	647,055	509,265	5,989	1,162,309
Liabilities - Securities
Common Stocks	(181,289)	(1,962)	—	(183,251)
Investment Companies	(30,856)	—	—	(30,856)
Corporate Bonds And Notes	—	(1,778)	—	(1,778)
Senior Floating Rate Instruments[1]	—	—	(15)	(15)
Short Term Investments	—	(22,977)	—	(22,977)
	(212,145)	(26,717)	(15)	(238,877)
Assets - Investments in Other Financial Instruments[2]
Exchange Traded Purchased Options	149	—	—	149
OTC Contracts for Difference	—	8,897	1,018	9,915
OTC Total Return Swap Agreements	—	441	31	472
	149	9,338	1,049	10,536
Liabilities - Investments in Other Financial Instruments[2]
Exchange Traded Written Options	(450)	—	—	(450)
Open Forward Foreign Currency Contracts	—	(78)	—	(78)
OTC Contracts for Difference	—	(7,997)	(215)	(8,212)
OTC Total Return Swap Agreements	—	(2,314)	—	(2,314)
	(450)	(10,389)	(215)	(11,054)

1 Unfunded commitments are not reflected in total investments in the Schedule of Investments. Net unrealized appreciation is reflected as an asset and net unrealized depreciation is reflected as a liability in the table. See Unfunded Commitments table following the Schedule of Investments.

2 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Multi-Manager Emerging Markets Equity Fund
COMMON STOCKS 96.5%
China 19.0%
Alibaba Group Holding Limited (a)	1,220	11,818
Alibaba Group Holding Limited - ADR	1	100
Amoy Diagnostics Co., Ltd. - Class A	80	247
Anhui Conch Cement Company Limited - Class H	262	606
Anhui Gujing Distillery Company Limited - Class B	298	4,550
ANTA Sports Products Limited	100	969
Autohome Inc. - Class A - ADR	140	3,930
Baidu, Inc. - Class A (a) (b)	405	6,010
Bank of Ningbo Co., Ltd. - Class A	241	684
BYD Company Limited - Class H	42	1,151
Changzhou Xingyu Automotive Lighting Systems Co., Ltd. - Class A	5	92
China Construction Bank Corporation - Class H	6,865	4,088
China Longyuan Power Group Corporation Limited - Class H	1,306	993
China Mengniu Dairy Company Limited	246	663
China Merchants Bank Co., Ltd. - Class H	594	2,091
China National Building Material Co., Ltd. - Class H	1,157	496
China Oilfield Services Limited - Class A	1,930	3,981
China Overseas Holdings Limited	4,000	3,010
China Overseas Land & Investment Limited	159	281
China Pacific Insurance (Group) Co., Ltd. - Class A	737	2,472
China Resources Gas Group Limited	1,184	3,882
China Resources Land Limited	722	2,595
Circuit Fabology Microelectronics Equipment Co., Ltd. - Class A (b)	259	3,118
Contemporary Amperex Technology Co., Limited - Class A	116	2,669
Country Garden Services Holdings Company Limited (c)	75	65
CSC Financial Co., Ltd. - Class H (a)	736	651
Eastroc Beverage(Group) Co., Ltd. - Class A	102	2,622
ENN energy Holdings Limited	130	958
Fuyao Glass Industry Group Co., Ltd. - Class A	802	4,226
Fuyao Glass Industry Group Co., Ltd. - Class H (a)	20	98
GDS Holdings Ltd. - ADR (b) (c)	12	105
H World Group Limited - ADR	7	239
Haitian International Holdings Limited	2,104	5,223
Hedy Holding Co., Ltd. - Class A	2,771	2,475
Hosa International Limited (b) (c) (d)	7,408	—
KE Holdings Inc. - Class A - ADR	482	7,806
Kweichow Moutai Co., Ltd. - Class A	19	4,643
Li Ning Company Limited	2,297	6,160
Longfor Group Holdings Limited	180	289
Meituan - Class B (a) (b)	187	1,970
NARI Technology Co., Ltd. - Class A	1,120	3,523
NetEase, Inc.	13	243
Ningbo Tuopu Group Co., Ltd. - Class A	8	88
PICC Property and Casualty Company Limited - Class H	1,127	1,339
Pinduoduo (Shanghai) Network Technology Co., Ltd. - ADR (b)	6	846
Proya Cosmetics Co., Ltd. - Class A	41	573
Qingdao Haier Biomedical Co Ltd - Class A	592	3,381
Shandong Weigao Group Medical Polymer Company Limited - Class H	1,789	1,740
Shanghai Pharmaceuticals Holding Co., Ltd. - Class A	84	197
Shenzhen H&T Intelligent Control Co., Ltd. - Class A	1,413	2,849
Shenzhou International Group Holdings Limited	1,064	10,956
Silergy Corp.	211	3,433
Sinoma Science & Technology Co., Ltd. - Class A	374	838
Sinopharm Group Co. Ltd. - Class H	191	502
Sunresin New Materials Co., Ltd,Xi'an - Class A	521	3,894
Tencent Holdings Limited	217	8,180
Tingyi (Cayman Islands) Holding Corp.	1,230	1,502
Tongcheng-Elong Holdings Limited (a) (b)	2,346	4,348
Trip.com Group Limited (b)	176	6,355
Trip.com Group Limited - ADR (b)	13	474
Tsingtao Brewery Co., Ltd. - Class H	571	3,844
Weichai Power Co., Ltd. - Class A	2,404	4,624
WuXi AppTec Co., Ltd. - Class A	45	464
WuXi AppTec Co., Ltd. - Class H (a) (c)	599	6,096
Wuxi Biologics Cayman Inc (a) (b)	121	458
Yadea Group Holdings Ltd (a)	129	227
Yangzijiang Shipbuilding (Holdings) Ltd.	3,368	3,807
Yunnan Energy New Material Co., Ltd. - Class A	82	653
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class A	618	569
ZTO Express (Cayman) Inc. - Class A - ADR	132	2,814
		176,843
India 12.2%
Adani Ports and Special Economic Zone Limited	118	1,453
Ambuja Cements Limited	252	1,582
Apollo Hospitals Enterprise Limited	8	542
Ashok Leyland Limited	757	1,654
Axis Bank Limited	211	2,791
Bajaj Auto Limited	16	1,329
Bharat Electronics Limited	1,931	4,286
Bharti Airtel Limited	207	2,564
Cipla Limited	31	461
Computer Age Management Services Private Limited	170	5,413
Divis Laboratories Limited	117	5,496
Eicher Motors Limited	7	343
Godrej Consumer Products Limited	94	1,277
HDFC Life Insurance Company Limited (a)	55	430
HDFC Bank Limited	113	2,316
HDFC Bank Limited - ADR	9	631
Hindalco Industries Limited	555	4,102
Hindustan Unilever Limited	41	1,299
ICICI Bank Limited	1,147	13,707
Indiamart Intermesh Limited	90	2,926
Infosys Limited - ADR	64	1,184
Jubilant Foodworks Limited	146	989
KFIN Technologies Limited (b)	467	2,719
Kotak Mahindra Bank Limited	364	8,356
Larsen and Toubro Limited	69	2,933
Mahindra and Mahindra Limited	19	390
Maruti Suzuki India Limited	5	580
Oil and Natural Gas Corporation Limited	557	1,373
Oracle Financial Services Software Limited	183	9,283
Petronet LNG Limited	744	1,992
Reliance Industries Limited	252	7,800
SBI Life Insurance Company Limited (a)	59	1,024
Shree Cement Limited	11	3,759
Shriram Finance Limited	205	5,076
Tata Consumer Products Limited	67	883
Tata Steel Limited	240	403
Tech Mahindra Limited	189	2,890
UPL Limited	367	2,596
Varun Beverages Limited	87	1,291
WNS (Holdings) Limited - ADR (b)	56	3,571
Zomato Limited (b)	201	299
		113,993
South Korea 10.7%
CJ CheilJedang Corp.	11	2,663
Coupang, Inc. - Class A (b)	303	4,913
Duzon Bizon Co., Ltd.	149	3,339
Hanon Systems	52	291
Hl Mando Corporation	27	812
Hyundai Mobis Co., Ltd.	1	264
Hyundai Motor Company	34	5,429
Koh Young Technology Inc.	408	5,229
KT Corporation	39	1,027
Leeno Industrial Inc.	42	6,628
LG Chem, Ltd.	3	996
LOTTE Chemical Corporation	21	2,490
Nice Information Service Co., Ltd.	445	3,581
POSCO Holdings Inc.	2	755
S-1 Corporation	109	5,092
Samsung Electronics Co Ltd	694	42,204
Saramin Co., Ltd.	241	3,273
Shinhan Financial Group Co., Ltd.	59	1,828
SK Hynix Inc.	52	5,642

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
SK ie Technology Co., Ltd. (b)	11	664
Webcash Co., Ltd. (b)	101	733
Younglimwon Soft Lab Co., Ltd.	281	1,987
		99,840
Taiwan 9.5%
Accton Technology Corporation	110	1,868
ADDCN Technology Co., Ltd.	569	3,691
Airtac International Group	141	4,638
ASE Technology Holding Co., Ltd.	1,274	5,600
ASPEED Technology Inc.	6	642
BizLink Holding Inc.	356	3,096
E Ink Holdings Inc.	325	2,089
Hon Hai Precision Industry Co., Ltd.	1,927	6,561
Kerry TJ Logistics Company Limited	1,989	2,489
MediaTek Inc.	220	7,269
Momo.Com Inc.	157	2,591
Nan Ya Technology Corporation	1,096	2,782
Realtek Semiconductor Corporation	74	1,140
Sporton International Inc.	674	5,287
Taiwan Semiconductor Manufacturing Company Limited	1,967	37,900
Unimicron Technology Corp.	218	1,245
		88,888
Brazil 8.6%
Banco BTG Pactual S/A	661	5,103
Banco Santander (Brasil) S.A. (b)	187	1,238
BB Seguridade Participacoes S.A.	129	894
Caixa Seguridade Participacoes S/A	2,051	5,455
Cia De Saneamento Basico Do Estado De Sao Paulo SABESP	159	2,463
Embraer S.A. (b)	602	2,774
Equatorial Energia S.A	360	2,643
Gps Participacoes E Empreendimentos S/A	997	3,870
Hapvida Participacoes E Investimentos S/A (a)	417	380
Klabin S.A.	762	3,481
Localiza Rent A Car S/A	515	6,728
Multiplan Empreendimentos Imobiliarios S/A	719	4,207
NU Holdings Ltd. - Class A (b)	1,004	8,367
Petroleo Brasileiro S/A Petrobras.	181	1,448
Porto Seguro S/A	460	2,723
Raia Drogasil S.A.	65	392
Rede D'or Sao Luiz S.A.	74	436
Tegma Gestao Logistica S.A.	1,768	10,314
TIM S.A	296	1,093
TOTVS S.A.	1,173	8,103
Vale S.A. - ADR	181	2,877
Vasta Platform Limited - Class A (b) (c) (e)	1,077	4,770
WEG SA	89	675
		80,434
Mexico 5.6%
Banco Actinver, S.A., Institucion de Banca Multiple, Grupo Financiero Actinver	52	94
Corporacion Moctezuma S.A.B. de C.V.	1,735	7,663
Fomento Economico Mexicano, S.A. B. De C.V. - ADR	82	10,680
Fresnillo PLC	324	2,461
GRUMA, S.A.B. de C.V. - Class B	188	3,439
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V.	232	4,060
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V. - Series B - ADR (c)	14	2,451
Grupo Mexico, S.A.B. de C.V. - Class B	1,230	6,845
Qualitas Controladora, S.A.B. De C.V. (c)	947	9,604
Wal - Mart de Mexico, S.A.B. de C.V.	1,224	5,147
		52,444
Poland 3.9%
Allegro.eu (a) (b)	943	7,991
Dino Polska Spolka Akcyjna (a) (b)	32	3,719
Grupa Pracuj Spolka Akcyjna	799	12,626
Powszechny Zaklad Ubezpieczen Spolka Akcyjna	320	3,849
Wirtualna Polska Holding SA	250	7,750
		35,935
Indonesia 3.3%
PT Avia Avian Tbk	60,305	1,961
PT Bank Mandiri (Persero) Tbk.	10,190	4,000
PT Dayamitra Telekomunikasi	74,538	3,416
PT. Bank Central Asia Tbk	10,949	6,682
PT. Bank Rakyat Indonesia (Persero) Tbk.	24,110	8,958
PT. Sarana Menara Nusantara	84,937	5,466
		30,483
South Africa 3.2%
Capitec Bank Holdings	45	4,937
Clicks Group	175	3,110
Discovery	82	639
FirstRand Limited	1,211	4,859
Gold Fields Limited	59	904
Harmony Gold Mining Company	12	76
Kumba Iron Ore Ltd (a)	101	3,403
Naspers Limited - Class N	61	10,496
The Foschini Group Limited (c)	285	1,722
		30,146
Thailand 3.2%
Bangkok Dusit Medical Services Public Company Limited.	2,306	1,871
Fabrinet (b)	38	7,270
Humanica Limited	14,514	4,463
KASIKORNBANK Public Company Limited	535	2,115
PTT Exploration And Production Public Company Limited	478	2,082
Siam Commercial Bank Public Company Limited, The	1,234	3,825
Union Auction Public Company Limited	24,952	8,346
		29,972
Hong Kong 2.2%
AIA Group Limited	1,010	8,807
Galaxy Entertainment Group Limited	723	4,056
Hong Kong Exchanges and Clearing Limited	105	3,621
Techtronic Industries Company Limited	319	3,806
The Wharf (Holdings) Limited	31	100
Yuexiu Property Company Limited	155	126
Zhongsheng Group Holdings Limited	168	402
		20,918
Malaysia 2.2%
Carlsberg Brewery Malaysia Berhad	1,592	6,687
CIMB Group Holdings Berhad	4,458	5,665
Heineken Malaysia Berhad	1,514	7,945
		20,297
Lithuania 1.7%
Baltic Classifieds Group PLC	5,162	15,532
United Kingdom 1.6%
Airtel Africa PLC	831	1,381
Anglo American PLC	56	1,396
NMC Health PLC (d)	119	—
Prudential Public Limited Company	288	3,265
Rightmove PLC	1,022	7,547
Standard Chartered PLC	161	1,369
		14,958
Saudi Arabia 1.6%
Saudi Basic Industries Corporation	153	3,407
Saudi British Bank	646	6,475
The Saudi National Bank	486	5,012
		14,894
United States of America 0.9%
EPAM Systems, Inc. (b)	28	8,346
Legend Biotech Corp - ADR (b)	4	272
		8,618
Singapore 0.9%
Grab Holdings Limited - Class A (b)	142	480
Haw Par Corporation Limited	718	5,305
Jardine Cycle & Carriage Limited	100	2,254
		8,039
Netherlands 0.9%
BE Semiconductor Industries N.V.	22	3,340
Prosus N.V. - Class N (c)	150	4,585
		7,925

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Hungary 0.8%
MOL Hungarian Oil and Gas Public Limited Company	108	884
OTP Bank Nyrt.	103	4,712
Wizz Air Holdings PLC (a) (b)	80	2,265
		7,861
Argentina 0.8%
Globant S.A. (b)	30	7,158
Canada 0.6%
Celestica Inc. (b)	201	5,891
Peru 0.6%
Credicorp Ltd.	38	5,749
Chile 0.6%
Banco de Chile	48,137	5,651
Luxembourg 0.5%
Tenaris S.A.	281	4,898
Kazakhstan 0.5%
Joint Stock Company Kaspi.Kz - GDR (f)	50	4,616
Switzerland 0.5%
Holcim AG	54	4,280
Philippines 0.2%
Ayala Land Inc.	457	284
BDO Unibank, Inc.	829	1,951
		2,235
Spain 0.2%
Banco Bilbao Vizcaya Argentaria, S.A. - ADR	173	1,575
United Arab Emirates 0.0%
Emaar Properties PJSC	141	303
Russian Federation 0.0%
Public Joint Stock Company Gazprom - ADR (a) (b) (d)	627	—
Public Joint Stock Company Mobile Telesystems - ADR (a) (b) (d)	101	—
Public Joint Stock Company Novatek (a) (b) (d)	150	—
Public Joint Stock Company Novatek - GDR (a) (b) (d)	1	—
Public Joint Stock Company Sberbank of Russia (a) (b) (d)	544	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel - ADR (a) (b) (d)	2	—
Public Joint Stock Society Moscow Exchange MICEX-RTS (a) (b) (d)	5,235	—
Public Joint Stock Society Oil Company Lukoil - ADR (a) (b) (d)	47	—
Yandex N.V. - Class A (a) (b) (d)	158	—
		—
Total Common Stocks (cost $883,380)		900,376
PREFERRED STOCKS 0.9%
Brazil 0.8%
Banco Bradesco S.A. (b) (g)	2,160	7,598
South Korea 0.1%
Samsung Electronics Co Ltd, 1.00% (h)	21	1,001
Total Preferred Stocks (cost $8,187)		8,599
INVESTMENT COMPANIES 0.1%
United States of America 0.1%
iShares Core MSCI Emerging Markets ETF	15	749
Total Investment Companies (cost $742)		749
RIGHTS 0.0%
Brazil 0.0%
Localiza Rent A Car S/A (b)	2	8
Total Rights (cost $0)		8
SHORT TERM INVESTMENTS 2.7%
Investment Companies 2.5%
JNL Government Money Market Fund - Class I, 5.22% (e) (i)	16,934	16,934
T. Rowe Price Government Reserve Fund, 5.35% (e) (i)	6,654	6,654
		23,588
Securities Lending Collateral 0.2%
JNL Government Money Market Fund - Class SL, 5.32% (e) (i)	1,756	1,756
Total Short Term Investments (cost $25,344)		25,344
Total Investments 100.2% (cost $917,653)		935,076
Other Assets and Liabilities, Net (0.2)%		(2,248)
Total Net Assets 100.0%		932,828

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Non-income producing security.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Investment in affiliate.

(f) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $4,616 and 0.5% of the Fund.

(g) Convertible security.

(h) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL Multi-Manager Emerging Markets Equity Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	9,939	198,531	191,536	913	—	—	16,934	1.8
JNL Government Money Market Fund, 5.32% - Class SL	—	21,629	19,873	88	—	—	1,756	0.2
JNL Securities Lending Collateral Fund - Institutional Class	1	13,636	13,637	38	—	—	—	—
Prudential Public Limited Company*	—	3,146	—	—	—	119	3,265	0.4
T. Rowe Price Government Reserve Fund, 5.35%	2,115	39,137	34,598	205	—	—	6,654	0.7
Vasta Platform Limited - Class A	4,307	—	—	—	—	463	4,770	0.5
	16,362	276,079	259,644	1,244	—	582	33,379	3.6

*In the first half of 2023, Prudential Public Limited Company completed the disposal of its equity interest in Jackson Financial Inc. Prior to this disposal, Prudential Public Limited Company held a minority interest in Jackson Financial Inc. and was considered an affiliate.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Multi-Manager Emerging Markets Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Alibaba Group Holding Limited	03/22/22	14,885	11,818	1.3
Allegro.eu	08/31/22	5,071	7,991	0.9
Baidu, Inc. - Class A	03/07/22	6,337	6,010	0.6
CSC Financial Co., Ltd. - Class H	03/12/21	833	651	0.1
Dino Polska Spolka Akcyjna	05/10/22	2,092	3,719	0.4
Fuyao Glass Industry Group Co., Ltd. - Class H	05/17/23	80	98	—
Hapvida Participacoes E Investimentos S/A	02/14/22	439	380	—
HDFC Life Insurance Company Limited	04/24/23	366	430	—
Kumba Iron Ore Ltd	11/17/22	2,808	3,403	0.4
Meituan - Class B	04/29/22	3,216	1,970	0.2
Public Joint Stock Company Gazprom	11/23/21	5,367	—	—
Public Joint Stock Company Mobile Telesystems	11/16/20	876	—	—
Public Joint Stock Company Novatek	01/04/17	2,678	—	—
Public Joint Stock Company Novatek	09/24/21	159	—	—
Public Joint Stock Company Sberbank of Russia	03/09/21	2,176	—	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel	03/02/22	541	—	—
Public Joint Stock Society Moscow Exchange MICEX-RTS	04/16/20	8,676	—	—
Public Joint Stock Society Oil Company Lukoil	01/15/21	3,890	—	—
SBI Life Insurance Company Limited	03/16/22	899	1,024	0.1
Tongcheng-Elong Holdings Limited	07/27/20	4,573	4,348	0.5
Wizz Air Holdings PLC	04/16/20	2,582	2,265	0.2
WuXi AppTec Co., Ltd. - Class H	04/21/20	7,677	6,096	0.7
Wuxi Biologics Cayman Inc	03/02/23	686	458	0.1
Yadea Group Holdings Ltd	05/19/23	270	227	—
Yandex N.V. - Class A	02/25/21	5,739	—	—
		82,916	50,888	5.5

JNL Multi-Manager Emerging Markets Equity Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ZAR/USD	BCL	01/04/24	ZAR	9	1	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager Emerging Markets Equity Fund
Assets - Securities
Common Stocks	96,445	803,931	—	900,376
Preferred Stocks	8,599	—	—	8,599
Investment Companies	749	—	—	749
Rights	8	—	—	8
Short Term Investments	25,344	—	—	25,344
	131,145	803,931	—	935,076
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Multi-Manager International Small Cap Fund
COMMON STOCKS 97.6%
Japan 23.0%
Adastria Co., Ltd.	83	2,046
Alfresa Holdings Corporation	53	896
Amada Co., Ltd.	124	1,286
Anicom Holdings, Inc.	140	539
Appier Group, Inc. (a)	91	1,184
BayCurrent Consulting , Inc.	87	3,057
Bengo4.com, Inc. (a) (b)	89	2,733
Biprogy Inc.	32	1,009
CellSource Co., Ltd. (b)	56	510
COMSYS Holdings Corporation	34	756
Credit Saison Co., Ltd.	226	4,170
Daicel Corporation.	92	885
Daido Steel Co., Ltd.	140	1,490
Daiwabo Holdings Co., Ltd.	64	1,407
Demae-Can Co., Ltd (a) (b)	106	374
Dexerials Corporation	38	1,116
DMG Mori Co., Ltd.	159	3,042
EBARA Corporation	26	1,511
EDION Corporation	94	1,045
eGuarantee, Inc.	138	1,998
Electric Power Development Co., Ltd. - Class D	300	4,861
Freee K.K. (a) (b)	35	745
Fujikura Ltd.	258	1,976
Ga Technologies Co., Ltd. (a)	144	1,334
GMO Financial Gate, Inc.	12	865
GMO Payment Gateway, Inc.	46	3,162
GungHo Online Entertainment, Inc. (b)	94	1,557
HANWA Co., Ltd.	42	1,489
HORIBA, Ltd.	10	772
IDOM Co., Ltd.	147	1,010
Infomart Corporation	827	2,899
Integral Corporation (a)	185	3,476
Inter Action Corporation	51	391
IRISO Electronics Co., Ltd.	67	1,740
istyle Inc. (a) (b)	177	519
JAFCO Group Co., Ltd.	68	789
Japan Elevator Service Holdings Co., Ltd.	111	1,834
Japan Petroleum Exploration Co., Ltd.	27	1,004
JEOL Ltd.	80	3,496
JGC Holdings Corporation	150	1,728
JMDC Inc.	47	1,428
JTEKT Corporation	105	883
Kamakura Shinsho, Ltd. (b)	268	1,047
Kansai Paint Co., Ltd	84	1,426
KATITAS Co., Ltd.	151	2,340
KH Neochem Co., Ltd. (b)	145	2,327
Kitanotatsujin Corporation	521	786
Kobe Bussan Co., Ltd.	71	2,107
Lawson, Inc.	33	1,698
Locondo, Inc. (a) (b)	98	1,461
M&A Research Institute Inc. (a)	126	3,987
Medipal Holdings Corporation	58	941
MegaChips Corporation	115	3,818
Mitsubishi Motors Corporation	1,717	5,446
mixi, Inc.	89	1,487
NHK SPRING Co., Ltd.	114	962
Nippon Shinyaku Co., Ltd.	27	937
NS United Kaiun Kaisha, Ltd.	50	1,712
Optex Group Co., Ltd.	127	1,610
Outsourcing Inc. (b)	180	2,219
Plus Alpha Consulting Co., Ltd.	159	3,195
Raksul, Inc. (a)	352	3,147
Rakus Co., Ltd.	158	2,921
Sankyo Co., Ltd.	75	4,350
Sansan, Inc. (a)	126	1,425
Sanwa Holdings Corporation	55	826
SCREEN Holdings Co., Ltd.	37	3,078
SHIFT, Inc. (a)	14	3,548
Shima Seiki Mfg., Ltd.	80	867
SKY Perfect JSAT Holdings Inc.	253	1,252
Snow Peak, Inc. (b)	97	635
Sojitz Corporation	239	5,389
Sumitomo Rubber Industries, Ltd.	76	822
Suzuken Co., Ltd.	29	972
Tokyo Steel Manufacturing Co., Ltd.	193	2,363
Tokyo Tatemono Co., Ltd.	130	1,951
Tokyu Fudosan Holdings Corporation	291	1,856
Toyo Suisan Kaisha, Ltd.	16	831
Toyo Tire Corporation	82	1,364
transcosmos inc.	48	1,013
Tsugami Corporation	321	2,757
Valor Holdings Co., Ltd.	28	479
Visional,Inc. (a) (b)	33	2,117
Wealthnavi Inc. (a) (b)	145	1,992
Yamada Holdings Co., Ltd.	474	1,474
Yamato Kogyo Co., Ltd.	15	795
Yamazaki Baking Co., Ltd.	34	767
		157,509
Taiwan 8.3%
Airtac International Group	198	6,513
Arcadyan Technology Corporation	216	1,201
ASPEED Technology Inc.	45	4,537
Chicony Electronics Co., Ltd	166	945
Chroma ATE Inc.	591	4,095
Compeq Manufacturing Co., Ltd.	663	1,529
ELAN Microelectronics Corporation	167	883
Global Unichip Corp.	161	9,130
Gold Circuit Electronics Ltd.	362	2,573
International Games System Co., Ltd.	68	1,606
King Yuan ELECTRONICS CO., LTD.	1,337	3,696
Makalot Industrial Co. Ltd.	127	1,467
Powertech Technology Inc.	276	1,266
Radiant Opto-Electronics Corporation	1,286	5,573
Simplo Technology Co., Ltd.	448	6,130
Sino-American Silicon Products Inc.	360	2,299
Supreme Electronics Co., Ltd.	612	1,208
T3EX Global Holdings Corp.	530	1,499
TCI Co., Ltd.	158	882
		57,032
United Kingdom 7.9%
Alpha Group International PLC	149	3,333
Angle PLC (a) (b)	845	127
B&M European Value Retail S.A.	672	4,792
Balfour Beatty PLC	209	882
Bytes Technology Group PLC	365	2,854
Centrica PLC	1,214	2,178
Computacenter PLC	22	788
Diploma PLC	55	2,498
Dotdigital Group PLC	952	1,201
Drax Group PLC	203	1,266
DS Smith PLC	144	564
Dunelm Group PLC	21	299
Games Workshop Group PLC	50	6,295
Harbour Energy PLC	244	961
Inchcape PLC	144	1,314
Intermediate Capital Group PLC	29	633
Investec PLC	70	472
Jet2 PLC	79	1,259
Keller Group PLC	114	1,279
Marks and Spencer Group P.L.C.	628	2,185
Molten Ventures PLC (a) (b)	205	729
OSB Group PLC	298	1,763
Oxford Nanopore Technologies PLC (a)	514	1,361
Redde Northgate PLC	413	1,920
RS Group PLC	315	3,300
Team17 Group PLC (a)	282	666
The British Land Company Public Limited Company	377	1,915
Trustpilot Group PLC (a)	808	1,530
Victoria P.L.C. (a) (b)	421	1,620
Wise PLC - Class A (a)	343	3,822
		53,806
Sweden 7.0%
Addtech AB - Class B	302	6,633
Avanza Bank Holding AB (b)	272	6,289
CellaVision AB	23	492

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Elekta AB (publ) - Class B	139	1,136
Fortnox Aktiebolag	483	2,883
G&L Beijer Ref AB - Class B (b)	239	3,188
HMS Networks AB	77	3,793
Munters Group AB (c)	207	3,367
NCAB Group AB (publ) (b) (c)	397	2,882
Nordnet AB	146	2,484
Paradox Interactive AB (publ)	94	2,111
Saab AB - Class B	59	3,573
SSAB AB - Class B	611	4,672
Storytel AB (publ) - Class B (a) (b)	63	254
Thule Group AB (c)	70	1,904
VNV Global AB (publ) (a) (b)	319	665
Xvivo Perfusion Aktiebolag (a)	40	1,325
		47,651
Canada 6.0%
AGF Management Limited - Class B	543	3,157
Cargojet Inc. (b)	32	2,884
Celestica Inc. (a)	103	3,017
Celestica Inc. (a)	135	3,941
Docebo Canada Inc. (a)	70	3,404
Enerplus Corporation	69	1,057
Exchange Income Corporation (b)	71	2,426
Finning International Inc.	42	1,220
Kinaxis Inc. (a)	44	4,977
Parex Resources Inc.	172	3,247
Prairiesky Royalty Ltd. (b)	195	3,406
Russel Metals Inc.	107	3,646
The Descartes Systems Group Inc. (a)	24	2,023
Vermilion Energy Inc. (b)	92	1,103
Whitecap Resources Inc. (b)	261	1,750
		41,258
India 4.7%
Birlasoft Limited	186	1,609
Birlasoft Solutions Ltda	334	6,087
CESC Ltd	935	1,490
Chennai Petroleum Corporation Limited	113	947
Creditaccess Grameen Limited (a) (c)	201	3,867
Escorts Kubota Limited	23	838
Gujarat Narmada Valley Fertilizers & Chemicals Limited	95	862
Indiamart Intermesh Limited	38	1,228
LIC Housing Finance Ltd	232	1,498
Muthoot Microfin Limited (a)	590	1,782
NCC Limited	726	1,457
Oberoi Realty Limited (a)	49	852
Poonawalla Fincorp Limited	227	1,191
Power Finance Corporation Limited	1,177	5,411
PVR Inox Limited (a)	48	965
Redington Limited	428	910
UPL Limited	215	1,520
		32,514
South Korea 4.5%
BNK Financial Group Inc.	158	873
DB Hitek Co., Ltd.	29	1,303
Duzon Bizon Co., Ltd.	64	1,425
H Solution Co., Ltd.	61	815
Hana Materials Inc.	55	2,132
Hanatour Service, Inc. (a)	32	1,310
Hanwha Corporation	87	1,736
HD Hyundai Electric Co., Ltd.	14	921
HPSP Co., Ltd	45	1,521
Hyundai Marine & Fire Insurance Co., Ltd.	89	2,149
Hyundai Wia Corporation	21	1,074
JB Financial Group Co., Ltd.	152	1,339
Koh Young Technology Inc.	285	3,652
LOTTE Fine Chemical Co,. Ltd.	20	903
LS Corp.	22	1,617
LX International Corp.	112	2,551
OCI Holdings Company Ltd.	17	1,365
Park Systems Corp.	17	2,259
Wanted Lab, Inc. (a)	57	474
Youngone Corporation	35	1,227
		30,646
Italy 4.4%
Banca Monte dei Paschi di Siena S.p.A. (a)	313	1,055
Bper Banca S.P.A.	1,550	5,190
Brunello Cucinelli S.p.A.	54	5,247
Buzzi S.P.A.	30	904
Iveco Group N.V. (a)	302	2,718
Reply S.p.A.	35	4,672
Technogym S.p.A. (c)	343	3,441
Technoprobe S.p.A. (a) (b)	307	2,928
Unipol Gruppo S.p.A.	651	3,716
		29,871
Australia 4.1%
Charter Hall Limited	111	910
Coronado Global Resources Inc. - CDI (c)	772	923
CSR Limited	198	890
Eagers Automotive Limited	99	971
GrainCorp Limited - Class A	336	1,668
Helia Group Limited	366	1,085
HUB24 Limited	116	2,826
JB Hi-Fi Limited	106	3,827
Metcash Limited	804	1,908
Netwealth Group Limited	234	2,445
Perenti Limited (a)	1,330	940
Pro Medicus Limited	18	1,149
Seven Group Holdings Limited	47	1,171
Steadfast Group Ltd	614	2,431
Super Retail Group Limited	103	1,108
Vulcan Energy Resources Limited (a) (b)	157	305
Whitehaven Coal Limited	714	3,607
		28,164
Germany 3.9%
Aumann AG (c)	43	876
AUTO1 Group SE (a)	116	834
Evotec SE (a)	105	2,483
HOCHTIEF Aktiengesellschaft	9	985
Hypoport SE - Class N (a)	31	6,067
New Work SE - Class N	12	1,014
Puma SE	52	2,882
SCHOTT Pharma AG & Co. KGaA (a)	87	3,226
Scout24 SE (c)	63	4,482
Sudzucker AG	50	783
tonies SE (a)	279	1,624
TUI AG (a) (c)	73	570
Veganz Group AG (a) (c)	10	255
Wustenrot & Wurttembergische AG - Class N	52	767
		26,848
Switzerland 2.5%
Accelleron Industries AG	28	863
Bachem Holding AG - Class N	26	2,014
Bossard Holding AG	12	3,079
Global Blue Group Holding AG (a)	308	1,457
medmix AG	155	3,511
Sensirion Holding AG (a) (b) (c)	43	4,261
u-blox Holding AG - Class N	16	1,951
		17,136
Turkey 2.0%
Anadolu Efes Biracilik Ve Malt San.A.S. - Class A	270	1,265
Dogus Otomotiv Servis ve Ticaret A.S.	171	1,498
Enerjisa Enerji Anonim Sirketi	1,226	1,899
Is Gayrimenkul Yatirim Ortakligi Anonim Sirketi (a)	1,236	652
Migros Ticaret Anonim Sirketi - Class A	156	1,777
Sok Marketler Ticaret A.S.	2,208	4,054
Turk Traktor - Class A	100	2,412
		13,557
Mexico 1.8%
Banco Actinver, S.A., Institucion de Banca Multiple, Grupo Financiero Actinver	386	1,829
Controladora Vuela Compania de Aviacion, S.A.B. de C.V. - ADR (a)	283	2,651
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. - Class B	261	2,760
Qualitas Controladora, S.A.B. De C.V. (b)	232	2,349

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Regional, S.A.B. De C.V.	258	2,465
		12,054
Brazil 1.6%
CI&T Inc - Class A (a)	224	1,178
Companhia de Saneamento de Minas Gerais - Copasa MG	395	1,663
Companhia De Saneamento Do Pardo - Sanepardo	169	1,017
Fleury S/A	218	807
Gps Participacoes E Empreendimentos S/A	462	1,794
Grupo SBF S/A	1,048	2,523
Petroreconcavo S.A.	200	893
Vamos Locacao De Caminhoes, Maquinas E Equipamentos S.A.	650	1,347
		11,222
China 1.6%
Bondex Supply Chain Management Co., Ltd. - Class A	322	2,391
FinVolution Group - Class A - ADR	793	3,886
Li Ning Company Limited	1,337	3,585
Yangzijiang Shipbuilding (Holdings) Ltd.	687	776
		10,638
Belgium 1.2%
D'Ieteren Group	21	4,143
Melexis	19	1,952
Proximus	209	1,966
		8,061
France 1.2%
Alten	19	2,788
Gaztransport Et Technigaz	23	2,999
Soitec (a)	13	2,268
		8,055
Spain 1.1%
Acerinox, S.A.	75	887
Banco de Sabadell, S.A.	2,754	3,390
Compania De Distribucion Integral Logista Holdings, S.A.	52	1,420
Indra Sistemas, S.A. (b)	57	888
Merlin Properties, Socimi, S.A.	89	987
		7,572
United States of America 1.0%
Burford Capital Limited - Class C	191	2,971
Cellectis - ADR (a)	117	360
Elastic N.V. (a)	29	3,250
		6,581
Norway 0.9%
Eurizon Opportunita	153	1,152
Kongsberg Gruppen ASA	82	3,781
MPC Container Ships ASA	963	1,266
		6,199
Saudi Arabia 0.9%
ALDREES Petroleum & Transport Services Company	65	3,065
BUPA Arabia for Cooperative Insurance Company	31	1,741
Jamjoom Pharmaceuticals Factory Co. (a)	34	1,048
		5,854
Denmark 0.8%
ALK-Abello A/S - Class B (a)	278	4,175
Dampskibsselskabet NORDEN A/S	31	1,481
		5,656
Israel 0.7%
Bezeq Israel Communications Company Ltd	573	780
Maytronics Ltd.	251	2,826
Nayax Ltd (a)	77	1,450
		5,056
Thailand 0.7%
AP (Thailand) Public Company Limited	2,708	896
Regional Container Lines Public Co Ltd	3,141	2,227
Sansiri Public Company Limited	31,015	1,604
		4,727
Argentina 0.6%
Globant S.A. (a)	17	4,072
Singapore 0.6%
Golden Agri-Resources Ltd.	5,759	1,134
Mapletree Industrial Trust	447	850
Sembcorp Industries Ltd	462	1,862
		3,846
Lithuania 0.6%
Baltic Classifieds Group PLC	1,268	3,814
Bermuda 0.5%
Autostore Holdings Ltd (a) (c)	1,084	2,129
Hafnia Limited	240	1,660
		3,789
Hong Kong 0.5%
Hypebeast Limited (a)	6,142	160
Johnson Electric Holdings Limited	1,166	1,855
Kerry Properties Limited	898	1,644
		3,659
Austria 0.5%
Raiffeisen Bank International AG	168	3,458
Vietnam 0.4%
FPT Corporation	719	2,841
Faroe Islands 0.4%
P/F Bakkafrost Sales	54	2,800
Finland 0.4%
Nanoform Finland Oy (a) (b)	197	347
Outokumpu Oyj (b)	486	2,411
		2,758
Hungary 0.4%
Wizz Air Holdings PLC (a) (c)	88	2,473
Indonesia 0.3%
PT Indo Tambangraya Megah Tbk	1,108	1,847
Ireland 0.2%
Keywords Studios PLC	80	1,692
New Zealand 0.2%
Volpara Health Technologies Limited (a) (b)	1,736	1,307
Czech Republic 0.2%
W.A.G Payment Solutions PLC (a) (b)	1,119	1,289
Russian Federation 0.0%
Cian PLC - ADR (a) (c) (d)	267	—
Total Common Stocks (cost $667,736)		667,312
PREFERRED STOCKS 0.5%
Brazil 0.5%
Bradespar S.A.	326	1,723
Metalgrafica Iguacu S/A.	776	1,735
Total Preferred Stocks (cost $3,357)		3,458
INVESTMENT COMPANIES 0.4%
United States of America 0.4%
Vanguard FTSE All-World ex-US Small-Cap Index ETF	27	3,078
Total Investment Companies (cost $3,050)		3,078
SHORT TERM INVESTMENTS 2.4%
Investment Companies 1.7%
JNL Government Money Market Fund - Class I, 5.22% (e) (f)	11,764	11,764
Securities Lending Collateral 0.7%
JNL Government Money Market Fund - Class SL, 5.32% (e) (f)	4,749	4,749
Total Short Term Investments (cost $16,513)		16,513
Total Investments 100.9% (cost $690,656)		690,361
Other Assets and Liabilities, Net (0.9)%		(6,334)
Total Net Assets 100.0%		684,027

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL Multi-Manager International Small Cap Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	6,260	205,782	200,278	452	—	—	11,764	1.7
JNL Government Money Market Fund, 5.32% - Class SL	—	29,135	24,386	120	—	—	4,749	0.7
JNL Securities Lending Collateral Fund - Institutional Class	5,532	11,641	17,173	69	—	—	—	—
	11,792	246,558	241,837	641	—	—	16,513	2.4

JNL Multi-Manager International Small Cap Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Aumann AG	04/20/21	735	876	0.1
Autostore Holdings Ltd	08/29/22	1,822	2,129	0.3
Cian PLC	11/05/21	4,268	—	—
Coronado Global Resources Inc.	03/15/22	1,078	923	0.1
Creditaccess Grameen Limited	12/09/21	2,073	3,867	0.6
Munters Group AB	08/18/23	2,439	3,367	0.5
NCAB Group AB (publ)	04/11/23	2,477	2,882	0.4
Scout24 SE	01/04/22	4,196	4,482	0.7
Sensirion Holding AG	04/19/21	3,201	4,261	0.6
Technogym S.p.A.	08/13/18	3,171	3,441	0.5
Thule Group AB	06/21/22	1,614	1,904	0.3
TUI AG	12/22/23	573	570	0.1
Veganz Group AG	11/04/21	994	255	—
Wizz Air Holdings PLC	12/23/21	3,244	2,473	0.4
		31,885	31,430	4.6

JNL Multi-Manager International Small Cap Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
CHF/USD	BBH	01/03/24	CHF	46	54	—
CHF/USD	BBH	01/04/24	CHF	82	98	—
JPY/USD	HSB	01/04/24	JPY	7,571	54	—
JPY/USD	CIT	01/05/24	JPY	23,159	164	—
					370	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager International Small Cap Fund
Assets - Securities
Common Stocks	67,154	600,158	—	667,312
Preferred Stocks	3,458	—	—	3,458
Investment Companies	3,078	—	—	3,078
Short Term Investments	16,513	—	—	16,513
	90,203	600,158	—	690,361
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Multi-Manager Mid Cap Fund
COMMON STOCKS 97.2%
Industrials 18.1%
3M Company	203	22,221
Advanced Drainage Systems, Inc.	9	1,224
AGCO Corporation	44	5,318
Alaska Air Group, Inc. (a)	117	4,571
AMETEK, Inc.	93	15,335
APi Group Corp (a)	68	2,360
Atkore Inc. (a)	14	2,288
ATS Corporation (a)	47	2,008
ATS Corporation (a)	7	284
Axon Enterprise, Inc. (a)	9	2,196
CAE Inc. (a)	81	1,740
Carrier Global Corporation	67	3,878
Clean Harbors, Inc. (a)	12	2,024
Equifax Inc.	36	8,852
Fortive Corporation	195	14,395
FTI Consulting, Inc. (a)	32	6,313
Genpact Limited	141	4,894
Graco Inc.	84	7,347
Hubbell Incorporated	8	2,615
IDEX Corporation	42	9,119
J.B. Hunt Transport Services, Inc.	33	6,671
Knight-Swift Transportation Holdings Inc. - Class A	60	3,488
Knorr - Bremse Aktiengesellschaft - ADR	391	6,357
Landstar System, Inc.	21	4,105
Legrand - ADR	39	812
Leidos Holdings, Inc.	66	7,165
Lincoln Electric Holdings, Inc.	14	3,044
Lindsay Corporation	17	2,257
ManpowerGroup Inc.	55	4,411
Masonite International Corporation (a)	14	1,177
Maximus, Inc.	59	4,948
Mueller Water Products, Inc. - Class A	733	10,548
Nordson Corporation	39	10,170
Owens Corning	18	2,624
Parker-Hannifin Corporation	6	2,948
Paycom Software, Inc.	15	2,999
Regal Rexnord Corporation	27	3,937
Republic Services, Inc.	32	5,310
Resideo Technologies, Inc. (a)	99	1,865
Rockwell Automation, Inc.	18	5,589
Rollins, Inc.	110	4,820
SiteOne Landscape Supply, Inc. (a)	57	9,208
Southwest Airlines Co.	56	1,607
Textron Inc.	90	7,262
The Middleby Corporation (a)	44	6,453
Toro Company, The	141	13,592
TransUnion	46	3,126
Vertiv Holdings Co - Class A	23	1,100
Werner Enterprises, Inc.	128	5,413
WillScot Mobile Mini Holdings Corp. - Class A (a)	74	3,302
Xylem Inc.	107	12,236
		277,526
Information Technology 15.6%
Akamai Technologies, Inc. (a)	44	5,148
Amphenol Corporation - Class A	163	16,176
ANSYS, Inc. (a)	15	5,443
Aspen Technology, Inc. (a)	6	1,290
Autodesk, Inc. (a)	22	5,357
Bentley Systems, Incorporated - Class B	21	1,111
Bill Holdings, Inc. (a)	49	3,989
Cloudflare, Inc. - Class A (a)	61	5,055
Datadog, Inc. - Class A (a)	50	6,080
DoubleVerify Holdings, Inc. (a)	144	5,310
Entegris, Inc.	8	971
Fair Isaac Corporation (a)	16	18,074
Flex Ltd. (a)	220	6,701
Gartner, Inc. (a)	34	15,188
Keysight Technologies, Inc. (a)	65	10,388
Lattice Semiconductor Corporation (a)	38	2,644
Marvell Technology, Inc.	49	2,973
MKS Instruments, Inc.	64	6,563
MongoDB, Inc. - Class A (a)	35	14,140
Motorola Solutions, Inc.	13	3,914
NCR Voyix Corporation (a)	82	1,395
Nutanix, Inc. - Class A (a)	210	10,039
Okta, Inc. - Class A (a)	153	13,851
Palo Alto Networks, Inc. (a)	23	6,782
Pure Storage, Inc. - Class A (a)	327	11,661
Roper Technologies, Inc.	7	3,899
Skyworks Solutions, Inc.	60	6,745
Synopsys, Inc. (a)	13	6,900
Teledyne Technologies Incorporated (a)	4	1,919
Teradyne, Inc.	59	6,362
Western Digital Corporation (a)	130	6,834
Workday, Inc. - Class A (a)	35	9,524
Workiva Inc. - Class A (a)	16	1,604
Zebra Technologies Corporation - Class A (a)	13	3,608
Zscaler, Inc. (a)	54	11,964
		239,602
Health Care 14.7%
Agilent Technologies, Inc.	35	4,866
Align Technology, Inc. (a)	22	5,891
argenx SE - ADR (a)	2	872
Avantor, Inc. (a)	118	2,696
Bio-Techne Corporation	125	9,614
Dentsply Sirona Inc.	784	27,930
DexCom, Inc. (a)	80	9,989
Doximity, Inc. - Class A (a)	45	1,248
Edwards Lifesciences Corporation (a)	110	8,388
Envista Holdings Corporation (a)	224	5,387
Exact Sciences Corporation (a)	32	2,330
HealthEquity, Inc. (a)	40	2,651
Henry Schein, Inc. (a)	75	5,708
Hologic, Inc. (a)	98	7,058
Icon Public Limited Company (a)	27	7,671
IDEXX Laboratories, Inc. (a)	22	12,903
Illumina, Inc. (a)	40	5,516
Mettler-Toledo International Inc. (a)	12	14,685
Qiagen N.V. (a)	54	2,329
Quest Diagnostics Incorporated	86	11,840
Repligen Corporation (a)	36	6,383
STAAR Surgical Company (a)	44	1,388
Steris Public Limited Company	46	9,959
Teleflex Incorporated	6	1,396
The Cooper Companies, Inc.	33	12,337
Universal Health Services, Inc. - Class B	16	2,432
Veeva Systems Inc. - Class A (a)	47	9,145
Waters Corporation (a)	53	17,531
West Pharmaceutical Services, Inc.	10	3,521
Zimmer Biomet Holdings, Inc.	49	5,963
Zoetis Inc. - Class A	33	6,506
		226,133
Financials 14.0%
American Financial Group, Inc.	57	6,777
Arch Capital Group Ltd. (a)	32	2,354
Arthur J. Gallagher & Co.	25	5,510
Blue Owl Capital Inc. - Class A	90	1,341
Chubb Limited	6	1,434
Cullen/Frost Bankers, Inc.	67	7,269
Everest Re Group, Ltd.	35	12,269
FactSet Research Systems Inc.	16	7,633
Fidelity National Financial, Inc. - Class A	52	2,653
Fifth Third Bancorp	26	900
FleetCor Technologies, Inc. (a)	15	4,290
Global Payments Inc.	51	6,477
Globe Life Inc.	16	1,911
Goosehead Insurance, Inc. - Class A (a)	117	8,866
Houlihan Lokey, Inc. - Class A	20	2,374
Huntington Bancshares Incorporated	240	3,055
Independent Bank Corp.	75	4,919
K.K.R. Co., Inc. - Class A	11	870
Kinsale Capital Group, Inc.	6	2,009
MarketAxess Holdings Inc.	13	3,917
NCR Atleos Corporation (a)	21	517

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Northern Trust Corporation	238	20,128
Old Republic International Corporation	221	6,489
Prosperity Bancshares, Inc.	83	5,615
Raymond James Financial, Inc.	17	1,963
Reinsurance Group of America, Incorporated	62	10,104
Ryan Specialty Group Holdings, Inc. - Class A (a)	150	6,453
T. Rowe Price Group, Inc.	88	9,481
The Bank of New York Mellon Corporation	125	6,506
The Hartford Financial Services Group, Inc.	143	11,456
The PNC Financial Services Group, Inc.	6	991
The Progressive Corporation	17	2,708
The Travelers Companies, Inc.	72	13,688
Toast, Inc. - Class A (a)	526	9,613
TowneBank	125	3,734
Tradeweb Markets Inc. - Class A	72	6,543
U.S. Bancorp	20	857
W. R. Berkley Corporation	86	6,061
Willis Towers Watson Public Limited Company	23	5,548
		215,283
Consumer Staples 10.9%
BJ's Wholesale Club Holdings, Inc. (a)	77	5,113
Brown-Forman Corporation - Class B	234	13,376
Calavo Growers, Inc.	86	2,532
Cal-Maine Foods, Inc.	97	5,557
Casey's General Stores, Inc.	9	2,390
Celsius Holdings, Inc. (a)	342	18,624
Coty Inc. - Class A (a)	221	2,749
Diageo PLC - ADR	9	1,370
Freshpet, Inc. (a)	153	13,300
Henkel AG & Co. KGaA - ADR	310	6,225
Henkel AG & Co. KGaA - ADR	632	11,399
Hormel Foods Corporation	193	6,197
Kimberly-Clark Corporation	121	14,704
Lamb Weston Holdings, Inc.	42	4,540
McCormick & Company, Incorporated	157	10,761
Mission Produce, Inc. (a)	217	2,192
Monster Beverage 1990 Corporation (a)	75	4,336
Performance Food Group Company (a)	55	3,838
Sysco Corporation	47	3,459
Target Corporation	26	3,680
The Clorox Company	121	17,358
The J. M. Smucker Company	44	5,510
Tyson Foods, Inc. - Class A	39	2,107
US Foods Holding Corp. (a)	122	5,554
		166,871
Consumer Discretionary 8.9%
Advance Auto Parts, Inc.	58	3,570
Aptiv PLC (a)	82	7,402
Bath & Body Works, Inc.	184	7,941
BorgWarner Inc.	153	5,478
Darden Restaurants, Inc.	34	5,570
Dick's Sporting Goods, Inc.	37	5,452
Domino's Pizza, Inc.	19	7,963
ETSY, Inc. (a)	15	1,183
Expedia Group, Inc. (a)	14	2,186
Five Below, Inc. (a)	6	1,300
Global-E Online Ltd. (a)	177	6,999
Hilton Worldwide Holdings Inc.	24	4,316
Leslie's, Inc. (a)	391	2,705
MercadoLibre S.R.L (a)	7	11,012
Murphy USA Inc.	8	2,901
On Holding AG - Class A (a)	88	2,373
Planet Fitness, Inc. - Class A (a)	88	6,424
Pool Corporation	21	8,197
Ralph Lauren Corporation - Class A	42	6,028
Ross Stores, Inc.	105	14,512
Service Corporation International	16	1,116
Tractor Supply Company	28	5,913
Ulta Beauty, Inc. (a)	19	9,246
Yum! Brands, Inc.	49	6,402
		136,189
Real Estate 4.3%
Alexandria Real Estate Equities, Inc.	74	9,305
Americold Realty Trust, Inc.	44	1,317
Camden Property Trust	56	5,560
CoStar Group, Inc. (a)	102	8,905
Equity Commonwealth	286	5,490
Equity Lifestyle Properties, Inc.	70	4,959
Healthcare Realty Trust Incorporated - Class A	608	10,471
Healthpeak OP, LLC	206	4,077
Lamar Advertising Company - Class A	66	6,993
NNN REIT, Inc.	167	7,211
Sun Communities, Inc.	13	1,711
		65,999
Utilities 3.8%
Alliant Energy Corporation	139	7,126
Ameren Corporation	25	1,772
American Water Works Company, Inc.	35	4,608
Avista Corporation	111	3,978
California Water Service Group	117	6,056
DTE Energy Company	12	1,334
Essential Utilities, Inc.	38	1,416
Eversource Energy	20	1,253
Pennon Group PLC - ADR	315	6,260
Portland General Electric Company	79	3,411
SJW Group	68	4,420
United Utilities Group PLC - ADR	376	10,319
Xcel Energy Inc.	111	6,884
		58,837
Materials 3.6%
Albemarle Corporation	5	769
AptarGroup, Inc.	47	5,764
Ashland Inc.	34	2,858
Avery Dennison Corporation	30	6,146
Axalta Coating Systems Ltd. (a)	90	3,054
Crown Holdings, Inc.	105	9,651
DuPont de Nemours, Inc.	20	1,566
Eastman Chemical Company	17	1,518
Franco-Nevada Corporation	43	4,798
Packaging Corporation of America	43	6,940
RPM International Inc.	50	5,582
Westlake Corporation	48	6,662
		55,308
Energy 2.2%
Baker Hughes Company - Class A	24	827
Coterra Energy Inc.	244	6,237
Devon Energy Corporation	154	6,993
Diamondback Energy, Inc.	40	6,181
EQT Corporation	39	1,492
Halliburton Company	94	3,386
Hess Corporation	31	4,462
Noble Corporation PLC	17	833
Pioneer Natural Resources Company	14	3,171
		33,582
Communication Services 1.1%
Endeavor Group Holdings, Inc. - Class A	88	2,091
Live Nation Entertainment, Inc. (a)	12	1,104
Pinterest, Inc. - Class A (a)	50	1,837
Roblox Corporation - Class A (a)	73	3,343
The Trade Desk, Inc. - Class A (a)	106	7,607
		15,982
Total Common Stocks (cost $1,322,059)		1,491,312
PREFERRED STOCKS 0.8%
Financials 0.8%
MetLife, Inc., 5.63%, (25, 02/07/24) (b)	104	2,531
MetLife, Inc., 4.75%, (25, 03/15/25) (b)	150	3,066
The Charles Schwab Corporation, 5.95%, (25, 03/01/24) (b) (c)	112	2,820
U.S. Bancorp, 6.26%, (25, 02/07/24) (b) (c) (d)	188	3,812
Total Preferred Stocks (cost $12,860)		12,229
SHORT TERM INVESTMENTS 2.1%
Investment Companies 1.9%
JNL Government Money Market Fund - Class I, 5.22% (e) (f)	28,854	28,854

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Securities Lending Collateral 0.2%
JNL Government Money Market Fund - Class SL, 5.32% (e) (f)	4,058	4,058
Total Short Term Investments (cost $32,912)		32,912
Total Investments 100.1% (cost $1,367,831)		1,536,453
Other Assets and Liabilities, Net (0.1)%		(1,523)
Total Net Assets 100.0%		1,534,930

(a) Non-income producing security.

(b) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL Multi-Manager Mid Cap Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	46,305	470,452	487,903	2,750	—	—	28,854	1.9
JNL Government Money Market Fund, 5.32% - Class SL	—	29,329	25,271	50	—	—	4,058	0.2
JNL Securities Lending Collateral Fund - Institutional Class	5,174	25,788	30,962	108	—	—	—	—
	51,479	525,569	544,136	2,908	—	—	32,912	2.1

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager Mid Cap Fund
Assets - Securities
Common Stocks	1,491,312	—	—	1,491,312
Preferred Stocks	12,229	—	—	12,229
Short Term Investments	32,912	—	—	32,912
	1,536,453	—	—	1,536,453

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Multi-Manager Small Cap Growth Fund
COMMON STOCKS 98.3%
Information Technology 26.3%
908 Devices Inc. (a) (b)	377	4,234
ACI Worldwide, Inc. (a)	265	8,095
Advanced Energy Industries, Inc.	85	9,349
Altair Engineering Inc. - Class A (a)	42	3,565
AppFolio, Inc. - Class A (a)	44	7,573
AppLovin Corporation - Class A (a)	44	1,771
Aspen Technology, Inc. (a)	83	18,384
Axcelis Technologies, Inc. (a)	3	394
Badger Meter, Inc.	22	3,421
Bentley Systems, Incorporated - Class B	344	17,971
Bill Holdings, Inc. (a)	250	20,430
Blackline, Inc. (a)	144	9,006
Box, Inc. - Class A (a)	155	3,950
Braze, Inc. - Class A (a)	20	1,058
Canadian Solar Inc. (a) (b)	90	2,349
CCC Intelligent Solutions Holdings Inc. (a)	103	1,173
Check Point Software Technologies Ltd (a)	17	2,576
Clearwater Analytics Holdings, Inc. - Class A (a)	934	18,722
Cognex Corporation	211	8,804
Confluent, Inc. - Class A (a)	26	613
Copperleaf Technologies Inc. (a) (b)	2,499	11,393
Couchbase, Inc. (a)	378	8,516
Credo Technology Group Holding Ltd (a)	110	2,138
CyberArk Software Ltd. (a)	45	9,866
DoubleVerify Holdings, Inc. (a)	84	3,094
Dynatrace, Inc. (a)	164	8,982
Endava PLC - Class A - ADR (a)	198	15,415
Entegris, Inc.	7	850
Fabrinet (a)	9	1,717
Fair Isaac Corporation (a)	22	25,173
FARO Technologies, Inc. (a)	76	1,708
First Solar, Inc. (a)	31	5,411
Five9, Inc. (a)	192	15,137
Gitlab Inc. - Class A (a)	181	11,421
Globant S.A. (a)	44	10,473
Grid Dynamics Holdings, Inc. - Class A (a)	329	4,388
Guidewire Software, Inc. (a)	86	9,410
Harmonic, Inc. (a)	183	2,390
HubSpot, Inc. (a)	9	5,129
Indie Semiconductor, Inc. - Class A (a) (b)	3,665	29,721
Klaviyo, Inc. - Series A (a) (b)	16	454
Lattice Semiconductor Corporation (a)	21	1,433
MACOM Technology Solutions Holdings, Inc. (a)	198	18,319
N-Able, Inc. (a)	89	1,175
Navitas Semiconductor USA, Inc. (a)	513	4,138
nCino OpCo, Inc. (a)	793	26,652
Nice Ltd - ADR (a)	11	2,202
Novanta Inc. (a)	85	14,336
NVE Corporation	20	1,554
Olo Inc. - Class A (a)	633	3,622
Onto Innovation Inc. (a)	16	2,446
Pagerduty, Inc. (a)	15	346
PAR Technology Corporation (a) (b)	111	4,822
PDF Solutions, Inc. (a)	37	1,177
Porch Group Inc - Class A (a) (b)	2,200	6,777
Power Integrations, Inc.	152	12,495
Procore Technologies, Inc. (a)	221	15,314
PROS Holdings, Inc. (a)	105	4,077
Pure Storage, Inc. - Class A (a)	68	2,437
Q2 Holdings, Inc. (a)	25	1,074
Qualys, Inc. (a)	8	1,493
Rambus Inc. (a)	167	11,412
Riskified Ltd - Class A (a)	833	3,897
Semtech Corporation (a)	71	1,545
SentinelOne, Inc. - Class A (a)	345	9,467
Sitime Corporation (a)	57	6,969
Smartsheet Inc. - Class A (a)	386	18,446
Soundthinking, Inc. (a)	28	724
Sprout Social, Inc. - Class A (a)	241	14,799
SPS Commerce, Inc. (a)	129	25,029
Stratasys, Inc. (a)	96	1,373
Super Micro Computer, Inc. (a)	31	8,998
Teledyne Technologies Incorporated (a)	32	14,340
The Descartes Systems Group Inc. (a)	40	3,345
Tyler Technologies, Inc. (a)	34	14,204
Varonis Systems, Inc. (a)	175	7,941
Veeco Instruments Inc. (a)	96	2,983
Vertex, Inc. - Class A (a)	37	993
Workiva Inc. - Class A (a)	76	7,697
Zeta Global Holdings Corp. - Class A (a)	670	5,909
		612,184
Industrials 20.5%
AAON, Inc.	254	18,823
AAR Corp. (a)	12	756
Advanced Drainage Systems, Inc.	8	1,174
AeroVironment, Inc. (a)	18	2,319
Alta Equipment Group Inc. - Class A	227	2,808
Ameresco, Inc. - Class A (a)	230	7,295
Applied Industrial Technologies, Inc.	79	13,703
Array Tech, Inc. (a)	829	13,932
ASGN Incorporated (a)	80	7,690
Atkore Inc. (a)	18	2,862
Axon Enterprise, Inc. (a)	69	17,865
Booz Allen Hamilton Holding Corporation - Class A	40	5,083
Builders FirstSource, Inc. (a)	5	916
BWXT Government Group, Inc.	18	1,419
Casella Waste Systems, Inc. - Class A (a)	210	18,002
CBIZ, Inc. (a)	38	2,368
Ceridian HCM Holding Inc. (a)	88	5,881
Chart Industries, Inc. (a) (b)	193	26,311
Clean Harbors, Inc. (a)	24	4,249
Columbus McKinnon Corporation	120	4,687
Comfort Systems USA, Inc.	19	3,818
Enovix Operations Inc. (a) (b)	117	1,464
Fiverr International Ltd (a) (b)	32	884
Genpact Limited	33	1,141
HEICO Corporation - Class A	124	17,665
Hexcel Corporation	87	6,436
Hudson Technologies, Inc. (a)	246	3,319
IDEX Corporation	8	1,728
John Bean Technologies Corporation	118	11,736
Kornit Digital Ltd. (a)	537	10,286
Kratos Defense & Security Solutions, Inc. (a)	105	2,124
Leonardo DRS, Inc. (a)	53	1,062
Lincoln Electric Holdings, Inc.	3	698
Liquidity Services, Inc. (a)	28	487
Maximus, Inc.	14	1,170
McGrath RentCorp	11	1,317
Mercury Systems, Inc. (a)	423	15,473
Montrose Environmental Group, Inc. (a)	258	8,312
Moog Inc. - Class A	10	1,467
Nextracker LLC - Class A (a)	5	252
Nordson Corporation	16	4,297
Omega Flex, Inc.	59	4,147
Paycor HCM, Inc. (a)	41	877
Paylocity Holding Corporation (a)	36	5,917
RBC Bearings Incorporated (a)	38	10,953
Regal Rexnord Corporation	75	11,134
Saia, Inc. (a)	60	26,849
Science Applications International Corporation	62	7,662
Shoals Technologies Group, Inc. - Class A (a)	135	2,096
Simpson Manufacturing Co., Inc.	99	19,580
SiteOne Landscape Supply, Inc. (a)	146	23,779
SPX Technologies, Inc. (a)	52	5,242
Sunrun Inc. (a)	14	271
Tecnoglass Inc.	77	3,523
Tetra Tech, Inc.	82	13,710
The AZEK Company Inc. - Class A (a)	145	5,557
The Timken Company	104	8,319
TransUnion	115	7,894
Trex Company, Inc. (a)	151	12,434
UFP Industries, Inc.	63	7,882
Verisk Analytics, Inc.	55	13,080
Vertiv Holdings Co - Class A	30	1,462
Viad Corp (a)	50	1,819

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Watts Water Technologies, Inc. - Class A	4	925
WillScot Mobile Mini Holdings Corp. - Class A (a)	407	18,078
WNS (Holdings) Limited - ADR (a)	155	9,820
Xylem Inc.	10	1,097
Zurn Elkay Water Solutions Corporation	29	848
		478,234
Health Care 18.6%
10X Genomics, Inc. - Class A (a)	69	3,875
Acadia Healthcare Company, Inc. (a)	29	2,236
Addus HomeCare Corporation (a)	31	2,856
Alkermes Public Limited Company (a)	117	3,235
Amicus Therapeutics, Inc. (a)	226	3,213
AMN Healthcare Services, Inc. (a)	110	8,208
Apellis Pharmaceuticals, Inc. (a)	69	4,108
Arcellx Inc. (a)	6	335
Arcturus Therapeutics Holdings Inc. (a)	161	5,064
Arrowhead Pharmaceuticals Inc (a)	100	3,073
AtriCure, Inc. (a)	117	4,179
Atrion Corporation	16	6,161
Axonics, Inc. (a)	99	6,187
Axsome Therapeutics, Inc. (a) (b)	58	4,586
Azenta, Inc. (a)	335	21,885
Biohaven Pharmaceutical Holding Company Ltd. (a)	8	352
BioLife Solutions, Inc. (a)	217	3,524
Biomerica, Inc. (a)	538	672
Bluebird Bio, Inc. (a) (b)	2,107	2,908
Blueprint Medicines Corporation (a)	70	6,514
Bridgebio Pharma, Inc. (a)	243	9,807
Cabaletta Bio, Inc. (a)	22	489
Castle Biosciences, Inc. (a)	664	14,329
Certara, Inc. (a)	773	13,598
CONMED Corporation	23	2,529
Crinetics Pharmaceuticals, Inc. (a)	10	339
Cryoport, Inc. (a)	174	2,694
CymaBay Therapeutics, Inc. (a)	34	806
Cytokinetics, Incorporated (a)	9	792
CytoSorbents Corporation (a)	1,169	1,298
Definitive Healthcare Corp. - Class A (a)	553	5,497
Disc Medicine, Inc. (a)	10	600
DocGo Inc. (a)	97	541
Edgewise Therapeutics, Inc. (a)	167	1,822
Establishment Labs Holdings Inc. (a) (b)	55	1,431
Evolent Health, Inc. - Class A (a)	616	20,347
Exact Sciences Corporation (a)	30	2,242
Glaukos Corporation (a)	27	2,120
Globus Medical, Inc. - Class A (a)	33	1,751
Halozyme Therapeutics, Inc. (a)	167	6,188
Harvard Bioscience, Inc. (a)	364	1,950
Health Catalyst, Inc. (a)	292	2,708
HealthEquity, Inc. (a)	231	15,298
iCAD, Inc. (a)	211	373
IDEAYA Biosciences, Inc. (a)	18	658
Immunovant, Inc. (a)	75	3,160
Inari Medical, Inc. (a)	137	8,893
Insmed Incorporated (a)	182	5,629
Inspire Medical Systems, Inc. (a)	15	3,037
Integra LifeSciences Holdings Corporation (a)	37	1,629
Intellia Therapeutics, Inc. (a)	53	1,607
Irhythm Technologies, Inc. (a)	68	7,293
Karuna Therapeutics, Inc. (a)	20	6,260
Keros Therapeutics, Inc. (a)	90	3,596
Kiniksa Pharmaceuticals Ltd. - Class A (a)	136	2,393
Krystal Biotech, Inc. (a)	19	2,361
Lantheus Holdings, Inc. (a)	54	3,365
Maravai LifeSciences Holdings, Inc. - Class A (a)	245	1,603
MaxCyte, Inc. (a) (b)	455	2,137
Medpace Holdings, Inc. (a)	12	3,552
Mesa Laboratories, Inc.	1	137
MoonLake Immunotherapeutics AG - Class A (a) (b)	8	465
Natera, Inc. (a)	141	8,767
National Research Corporation	101	3,976
Neurocrine Biosciences, Inc. (a)	14	1,817
Nuvalent, Inc. - Class A (a)	8	622
Olema Pharmaceuticals Inc. (a)	34	475
Opthea Limited - ADR (a)	77	229
Option Care Health, Inc. (a)	89	2,991
Orthopediatrics Corp. (a)	192	6,254
Pacific Biosciences of California, Inc. (a)	60	586
Penumbra, Inc. (a)	5	1,210
Phreesia, Inc. (a)	98	2,268
Pliant Therapeutics, Inc. (a)	246	4,462
Privia Health Group Inc. (a)	287	6,600
Procept Biorobotics Corporation (a) (b)	14	573
Prothena Corporation Public Limited Company (a)	90	3,275
Pulmonx Corporation (a)	56	714
Quanterix Corporation (a)	189	5,158
RadNet, Inc. (a)	12	403
Repligen Corporation (a)	102	18,295
Revance Therapeutics, Inc. (a)	170	1,494
Revolution Medicines, Inc. (a)	29	825
Rhythm Pharmaceuticals, Inc. (a)	9	409
Rocket Pharmaceuticals, Inc. (a)	172	5,161
RxSight, Inc. (a)	14	565
Sarepta Therapeutics, Inc. (a)	16	1,566
Sgry, LLC (a) (b)	379	12,157
Shockwave Medical, Inc. (a)	29	5,607
SI-BONE, Inc. (a)	409	8,583
Silk Road Medical, Inc. (a)	194	2,375
Springworks Therapeutics, Inc. (a)	52	1,901
Stevanato Group Societa' Per Azioni (b)	118	3,208
Structure Therapeutics Inc. - ADR (a)	7	274
The Cooper Companies, Inc.	23	8,802
The Ensign Group, Inc.	40	4,448
TransMedics Group, Inc. (a)	50	3,955
U. S. Physical Therapy, Inc.	72	6,747
Ultragenyx Pharmaceutical Inc. (a)	57	2,737
Vaxcyte, Inc. (a)	67	4,201
Veracyte, Inc. (a)	245	6,743
West Pharmaceutical Services, Inc.	52	18,446
Xencor, Inc. (a)	46	976
Xenon Pharmaceuticals Inc. (a)	70	3,243
		433,593
Financials 12.2%
Euronet Worldwide, Inc. (a)	141	14,281
Evercore Inc. - Class A	77	13,149
FactSet Research Systems Inc.	47	22,575
FirstCash Holdings, Inc.	12	1,293
Flywire Corporation (a)	139	3,213
Goosehead Insurance, Inc. - Class A (a)	120	9,102
Hamilton Lane Incorporated - Class A	41	4,705
Houlihan Lokey, Inc. - Class A	37	4,387
Interactive Brokers Group, Inc. - Class A	146	12,065
Jack Henry & Associates, Inc.	71	11,551
Kinsale Capital Group, Inc.	43	14,511
LPL Financial Holdings Inc.	29	6,799
MarketAxess Holdings Inc.	75	22,090
Moelis & Company - Class A	166	9,329
Morningstar, Inc.	63	17,905
Payoneer Global Inc. (a)	618	3,221
Primerica, Inc.	39	8,096
Remitly Global, Inc. (a)	38	736
Ryan Specialty Group Holdings, Inc. - Class A (a)	864	37,186
Selective Insurance Group, Inc.	23	2,252
ServisFirst Bancshares, Inc.	187	12,446
Shift4 Payments, LLC - Class A (a)	136	10,092
StepStone Group Inc. - Class A	251	7,971
Texas Capital Bancshares, Inc. (a)	84	5,449
Toast, Inc. - Class A (a) (b)	266	4,849
Victory Capital Holdings, Inc. - Class A	109	3,741
Walker & Dunlop, Inc.	7	747
Western Alliance Bancorporation	86	5,668
Wex, Inc. (a)	59	11,400
Wintrust Financial Corporation	31	2,912
		283,721
Consumer Discretionary 9.6%
Abercrombie & Fitch Co. - Class A (a)	14	1,241
Boot Barn Holdings, Inc. (a)	147	11,243
Boyd Gaming Corporation	81	5,093

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Bright Horizons Family Solutions, Inc. (a)	23	2,195
Caesars Entertainment, Inc. (a)	168	7,853
CAVA Group, Inc. (a) (b)	31	1,336
Churchill Downs Incorporated	33	4,461
Coursera, Inc. (a)	48	929
DK Crown Holdings Inc. - Class A (a)	169	5,968
Dream Finders Homes, Inc. - Class A (a) (b)	235	8,335
ETSY, Inc. (a)	15	1,178
First Watch Restaurant Group, Inc. (a)	61	1,226
Five Below, Inc. (a)	55	11,705
Floor & Decor Holdings, Inc. - Class A (a)	77	8,573
Fox Factory Holding Corp. (a)	273	18,411
Genius Sports Limited (a)	1,259	7,778
Gentherm Incorporated (a)	143	7,470
Holley Inc. (a) (b)	701	3,414
Life Time Group Holdings, Inc. (a)	119	1,789
MGM Resorts International (a)	127	5,672
Modine Manufacturing Company (a)	50	2,985
Ollie's Bargain Outlet Holdings, Inc. (a)	248	18,836
On Holding AG - Class A (a)	159	4,285
Planet Fitness, Inc. - Class A (a)	119	8,668
Portillo's Inc. - Class A (a)	232	3,690
PVH Corp.	4	530
Ralph Lauren Corporation - Class A	11	1,527
Revolve Group Inc. - Class A (a)	327	5,414
RH (a)	28	8,150
Shake Shack, Inc. - Class A (a)	22	1,622
Skyline Champion Corporation (a)	22	1,643
Stoneridge, Inc. (a)	96	1,880
Texas Roadhouse, Inc. - Class A	145	17,754
The Lovesac Company (a)	113	2,887
Thredup Inc. - Class A (a)	368	828
Topgolf Callaway Brands Corp. (a)	314	4,505
Udemy, Inc. (a)	115	1,689
Under Armour, Inc. - Class C (a)	182	1,521
Watches of Switzerland Group PLC (a)	567	5,131
Wayfair Inc. - Class A (a)	7	461
Wingstop Inc.	38	9,723
WW International, Inc. (a)	154	1,352
YETI Holdings, Inc. (a)	69	3,559
		224,510
Communication Services 4.1%
Auto Trader Group PLC	1,750	16,096
Bumble Inc. - Class A (a)	123	1,806
Cogent Communications Holdings, Inc.	31	2,335
EverQuote, Inc. - Class A (a)	129	1,577
IAC Inc. (a)	152	7,977
Liberty Media Corporation - Series A (a)	62	3,592
Liberty Media Corporation - Series C (a)	136	5,072
Magnite, Inc. (a)	1,816	16,960
Mediaalpha, Inc. - Class A (a)	302	3,363
Rightmove PLC	2,750	20,311
Rightmove PLC - ADR	575	8,542
The New York Times Company - Class A	69	3,390
TKO Group Holdings Inc. - Class A	51	4,188
TripAdvisor, Inc. (a)	32	689
		95,898
Consumer Staples 3.0%
Bellring Intermediate Holdings, Inc. (a)	62	3,429
Casey's General Stores, Inc.	33	8,935
Celsius Holdings, Inc. (a)	55	2,997
e.l.f. Beauty, Inc. (a)	10	1,373
Freshpet, Inc. (a) (b)	32	2,808
Grocery Outlet Holding Corp. (a)	92	2,484
Lamb Weston Holdings, Inc.	123	13,310
Oddity Tech Ltd - Class A (a) (b)	51	2,353
Performance Food Group Company (a)	132	9,133
PriceSmart, Inc.	35	2,624
SunOpta Inc. (a)	766	4,188
The Chefs' Warehouse, Inc. (a)	203	5,960
The Simply Good Foods Company (a)	54	2,134
The Vita Coco Company, Inc. (a)	349	8,954
		70,682
Energy 1.7%
Cactus, Inc. - Class A	56	2,563
Callon Petroleum Company (a)	24	786
Diamondback Energy, Inc.	5	726
Matador Resources Company	261	14,824
Permian Resources Corporation - Class A	708	9,635
Range Resources Corporation	72	2,190
TechnipFMC PLC	177	3,563
Tidewater Inc. (a)	14	978
Weatherford International Public Limited Company (a)	30	2,958
		38,223
Real Estate 1.2%
Americold Realty Trust, Inc.	82	2,469
Compass, Inc. - Class A (a)	169	635
CoStar Group, Inc. (a)	62	5,403
Rexford Industrial Realty, Inc.	291	16,283
Terreno Realty Corporation	57	3,596
		28,386
Materials 1.1%
Avient Corporation	292	12,141
Innospec Inc.	26	3,189
Livent Corporation (a) (b)	160	2,884
Materion Corporation	51	6,580
Summit Materials, Inc. - Class A (a)	16	618
		25,412
Total Common Stocks (cost $2,060,348)		2,290,843
RIGHTS 0.0%
Flexion Therapeutics, Inc. (a) (b) (c)	491	—
Total Rights (cost $0)		—
SHORT TERM INVESTMENTS 2.2%
Investment Companies 1.6%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	36,797	36,797
Securities Lending Collateral 0.6%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	13,904	13,904
Total Short Term Investments (cost $50,701)		50,701
Total Investments 100.5% (cost $2,111,049)		2,341,544
Other Assets and Liabilities, Net (0.5)%		(11,194)
Total Net Assets 100.0%		2,330,350

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Multi-Manager Small Cap Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	43,450	677,973	684,626	3,391	—	—	36,797	1.6
JNL Government Money Market Fund, 5.32% - Class SL	—	206,186	192,282	425	—	—	13,904	0.6
JNL Securities Lending Collateral Fund - Institutional Class	10,184	105,805	115,989	359	—	—	—	—
	53,634	989,964	992,897	4,175	—	—	50,701	2.2

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager Small Cap Growth Fund
Assets - Securities
Common Stocks	2,249,305	41,538	—	2,290,843
Rights	—	—	—	—
Short Term Investments	50,701	—	—	50,701
	2,300,006	41,538	—	2,341,544

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Multi-Manager Small Cap Value Fund
COMMON STOCKS 97.8%
Industrials 27.1%
Acuity Brands, Inc.	38	7,685
ACV Auctions Inc. - Class A (a)	293	4,435
Air Lease Corporation - Class A	588	24,675
Air Transport Services Group, Inc. (a)	554	9,757
Alight, Inc. - Class A (a)	667	5,694
American Woodmark Corporation (a)	248	23,058
APi Group Corp (a)	649	22,455
Argan, Inc.	82	3,830
Armstrong World Industries, Inc.	157	15,481
ASGN Incorporated (a)	112	10,771
Atkore Inc. (a)	80	12,810
Beacon Roofing Supply, Inc. (a)	128	11,130
BrightView Holdings, Inc. (a)	489	4,114
BWXT Government Group, Inc.	89	6,807
Clarivate PLC (a) (b)	598	5,539
CoreCivic, Inc. (a)	605	8,797
CSW Industrials, Inc.	38	7,861
EMCOR Group, Inc.	42	9,156
Enerpac Tool Group Corp. - Class A	289	9,000
ESAB Corporation	80	6,893
Forward Air Corporation	27	1,711
Gates Industrial Corporation PLC (a)	665	8,926
GMS Inc. (a)	96	7,933
GXO Logistics Inc. (a)	112	6,850
Hayward Holdings, Inc. (a)	841	11,444
Hillman Solutions Corp. - Class A (a)	2,996	27,595
Huron Consulting Group Inc. (a)	59	6,075
Insperity, Inc.	149	17,479
Landstar System, Inc.	63	12,297
Maximus, Inc.	41	3,442
McGrath RentCorp	15	1,825
MDU Resources Group, Inc.	196	3,886
Moog Inc. - Class A	26	3,775
MSC Industrial Direct Co., Inc. - Class A	22	2,193
Mueller Industries, Inc.	159	7,503
PGT Innovations, Inc. (a)	240	9,750
Rush Enterprises, Inc. - Class A	183	9,227
SP Plus Corporation (a)	78	4,014
Spirit Airlines, Inc.	264	4,326
Steelcase Inc. - Class A	559	7,562
Tecnoglass Inc.	192	8,790
The AZEK Company Inc. - Class A (a)	263	10,056
The Gorman- Rupp Company	113	4,017
Trinet Group, Inc. (a)	94	11,157
U-Haul Holding Company - Series N	255	17,970
Unifirst Corporation	110	20,051
Viad Corp (a)	70	2,548
Vm Consolidated, Inc. - Class A (a)	839	19,327
Werner Enterprises, Inc.	110	4,643
WESCO International, Inc.	43	7,489
Woodward, Inc.	83	11,277
		485,086
Financials 19.4%
1st Source Corporation	40	2,201
Assured Guaranty Ltd.	186	13,918
AXIS Capital Holdings Limited	108	5,984
Bank of Hawaii Corporation (b)	39	2,819
Bank OZK	49	2,424
BankUnited, Inc.	162	5,250
Brookline Bancorp, Inc.	208	2,273
Cannae Holdings, Inc. (a)	408	7,968
Cathay General Bancorp	127	5,647
CNA Financial Corporation	86	3,620
CNO Financial Group, Inc.	124	3,471
Columbia Banking System, Inc.	393	10,496
Commerce Bancshares, Inc.	194	10,357
Enstar Group Limited (a)	53	15,542
Essent Group Ltd.	210	11,077
Euronet Worldwide, Inc. (a)	109	11,062
EVERTEC, Inc.	131	5,364
F.N.B. Corporation	130	1,793
Federated Hermes, Inc. - Class B	39	1,336
Fidelity National Financial, Inc. - Class A	72	3,651
First American Financial Corporation	113	7,275
First Citizens BancShares, Inc. - Class A	12	16,812
First Hawaiian, Inc.	466	10,655
FirstCash Holdings, Inc.	37	3,992
Genworth Financial, Inc. - Class A (a)	1,216	8,122
Glacier Bancorp, Inc.	357	14,740
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	30	841
HomeStreet, Inc.	227	2,334
International Bancshares Corporation	123	6,693
LendingTree, Inc. (a)	15	456
LPL Financial Holdings Inc.	12	2,735
NCR Atleos Corporation (a)	116	2,824
NMI Holdings, Inc. - Class A (a)	119	3,524
Radian Group Inc.	154	4,405
RenaissanceRe Holdings Ltd	52	10,233
Sandy Spring Bancorp, Inc.	148	4,038
Stewart Information Services Corporation	125	7,334
The Bancorp, Inc. (a)	180	6,948
The Hanover Insurance Group, Inc.	23	2,795
UMB Financial Corporation	85	7,093
Virtu Financial, Inc. - Class A	264	5,347
Virtus Investment Partners, Inc.	54	13,171
WAFD, Inc.	174	5,735
Western Alliance Bancorporation	172	11,294
Wex, Inc. (a)	56	10,808
White Mountains Insurance Group Ltd	15	21,304
Wintrust Financial Corporation	229	21,299
WSFS Financial Corporation	209	9,596
		348,656
Consumer Discretionary 14.2%
Advance Auto Parts, Inc.	33	2,039
American Eagle Outfitters, Inc.	473	10,009
America's Car Mart, Inc. (a)	103	7,827
Boot Barn Holdings, Inc. (a)	45	3,470
Carter's, Inc.	132	9,917
Dorman Products, Inc. (a)	130	10,835
Dream Finders Homes, Inc. - Class A (a) (b)	259	9,199
Frontdoor, Inc. (a)	413	14,533
Gentex Corporation	453	14,800
Gildan Activewear Inc. - Class A	365	12,072
Grand Canyon Education, Inc. (a)	60	7,889
Group 1 Automotive, Inc.	22	6,723
Hanesbrands Inc. (a)	958	4,273
Hasbro, Inc.	98	5,006
Helen of Troy Limited (a)	101	12,238
LCI Industries	44	5,522
Lithia Motors, Inc. - Class A	7	2,160
LKQ Corporation	266	12,723
M/I Homes, Inc. (a)	36	5,024
Malibu Boats, Inc. - Class A (a)	158	8,671
Modine Manufacturing Company (a)	235	14,049
Murphy USA Inc.	25	8,957
Ollie's Bargain Outlet Holdings, Inc. (a)	89	6,731
Patrick Industries, Inc.	73	7,319
Polaris Inc.	42	3,948
Skechers U.S.A., Inc. - Class A (a)	98	6,099
Stoneridge, Inc. (a)	334	6,546
Thor Industries, Inc. (b)	57	6,686
Wingstop Inc.	9	2,321
Winnebago Industries, Inc.	233	16,958
Wyndham Hotels & Resorts, Inc.	131	10,566
		255,110
Health Care 10.0%
Acadia Healthcare Company, Inc. (a)	82	6,353
AdaptHealth LLC - Class A (a)	842	6,138
Addus HomeCare Corporation (a)	212	19,656
AMN Healthcare Services, Inc. (a)	73	5,459
Arcellx Inc. (a)	20	1,109
Bausch + Lomb Corporation (a)	156	2,659
CRISPR Therapeutics AG (a) (b)	32	1,994

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Cross Country Healthcare, Inc. (a)	276	6,252
Dentsply Sirona Inc.	305	10,863
DocGo Inc. (a)	1,209	6,758
Dynavax Technologies Corporation (a)	180	2,522
Editas Medicine, Inc. (a)	71	720
Embecta Corp.	209	3,951
Encompass Health Corporation	98	6,564
Envista Holdings Corporation (a)	139	3,334
ICU Medical, Inc. (a)	95	9,476
Inspire Medical Systems, Inc. (a)	14	2,794
Integer Holdings Corporation (a)	109	10,762
Integra LifeSciences Holdings Corporation (a)	196	8,534
Kymera Therapeutics, Inc. (a)	36	916
Lantheus Holdings, Inc. (a)	232	14,385
Pacira Pharmaceuticals, Inc. (a)	70	2,354
Patterson Companies, Inc.	119	3,379
Perrigo Company Public Limited Company	266	8,552
Premier Healthcare Solutions, Inc. - Class A	60	1,341
Relay Therapeutics, Inc. (a)	116	1,276
The Ensign Group, Inc.	113	12,725
UFP Technologies, Inc. (a)	28	4,772
Varex Imaging Corporation (a)	411	8,426
Vericel Corporation (a)	96	3,401
Zynex, Inc. (a) (b)	93	1,013
		178,438
Information Technology 8.8%
ACI Worldwide, Inc. (a)	733	22,418
Alteryx, Inc. - Class A (a)	70	3,297
Arrow Electronics, Inc. (a)	68	8,350
Coherent Corp. (a)	62	2,686
Dun & Bradstreet Holdings, Inc.	486	5,681
ePlus inc. (a)	386	30,822
Formfactor, Inc. (a)	157	6,548
Gitlab Inc. - Class A (a)	87	5,470
Kulicke and Soffa Industries, Inc.	107	5,849
MeridianLink, Inc. (a)	544	13,485
MKS Instruments, Inc.	85	8,766
Napco Security Technologies, Inc.	120	4,109
NCR Voyix Corporation (a)	233	3,932
PAR Technology Corporation (a) (b)	180	7,828
Plexus Corp. (a)	13	1,380
Silicon Motion, Inc. - ADR	144	8,823
TD SYNNEX Corporation	101	10,869
Vontier Corporation	232	8,032
		158,345
Consumer Staples 4.5%
BJ's Wholesale Club Holdings, Inc. (a)	176	11,719
Cal-Maine Foods, Inc.	71	4,096
Central Garden & Pet Company - Class A (a)	118	5,201
Flowers Foods, Inc.	247	5,551
Grocery Outlet Holding Corp. (a)	373	10,048
Ingles Markets, Incorporated - Class A	42	3,624
Ingredion Incorporated	55	5,971
Inter Parfums, Inc.	79	11,406
Lancaster Colony Corporation	45	7,488
Molson Coors Beverage Company - Class B	54	3,327
Sprouts Farmers Market, Inc. (a)	150	7,217
The Simply Good Foods Company (a)	142	5,613
		81,261
Real Estate 4.4%
Alexander & Baldwin, Inc.	511	9,726
Apple Hospitality REIT, Inc.	306	5,090
Brandywine Realty Trust	517	2,791
Cushman & Wakefield PLC (a)	897	9,689
Getty Realty Corp.	117	3,419
Highwoods Properties, Inc.	103	2,363
Independence Realty Trust, Inc.	103	1,579
Marcus & Millichap Company	307	13,401
Newmark Group, Inc. - Class A	249	2,725
PotlatchDeltic Corporation	129	6,315
Ryman Hospitality Properties, Inc.	90	9,910
STAG Industrial, Inc.	169	6,636
Terreno Realty Corporation	90	5,626
		79,270
Energy 3.4%
ChampionX Corporation	49	1,420
Chesapeake Energy Corporation (b)	22	1,684
CNX Resources Corporation (a)	211	4,215
CVR Energy, Inc.	66	1,990
Delek US Holdings, Inc.	181	4,672
DHT Holdings, Inc.	349	3,428
DMC Global Inc. (a)	373	7,011
HF Sinclair Corporation	73	4,029
Matador Resources Company	87	4,933
Ovintiv Canada ULC	36	1,584
Permian Resources Corporation - Class A	530	7,213
Range Resources Corporation	202	6,136
SM Energy Company	184	7,145
Talos Energy Inc. (a)	292	4,162
World Kinect Corporation	92	2,085
		61,707
Materials 2.7%
Ashland Inc.	92	7,790
Century Aluminum Company (a)	170	2,060
Commercial Metals Company	54	2,700
Element Solutions Inc.	1,079	24,964
Hecla Mining Company	634	3,051
Summit Materials, Inc. - Class A (a)	129	4,972
TriMas Corporation	75	1,895
		47,432
Utilities 2.4%
ALLETE, Inc.	14	885
Avista Corporation	67	2,408
Black Hills Corporation	43	2,293
Clearway Energy, Inc. - Class C	147	4,039
IDACORP, Inc.	15	1,496
NorthWestern Corporation	119	6,051
PNM Resources, Inc.	77	3,189
Portland General Electric Company	54	2,320
Southwest Gas Holdings, Inc.	79	4,980
Spire Inc.	51	3,170
Vistra Corp.	315	12,124
		42,955
Communication Services 0.9%
Cable One, Inc.	4	2,285
Telephone and Data Systems, Inc.	125	2,298
TripAdvisor, Inc. (a)	263	5,663
Yelp Inc. (a)	115	5,462
		15,708
Total Common Stocks (cost $1,527,533)		1,753,968
INVESTMENT COMPANIES 0.2%
FS KKR Capital Corp.	199	3,967
Total Investment Companies (cost $4,371)		3,967
SHORT TERM INVESTMENTS 2.2%
Investment Companies 2.1%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	36,384	36,384
Securities Lending Collateral 0.1%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	2,204	2,204
Total Short Term Investments (cost $38,588)		38,588
Total Investments 100.2% (cost $1,570,492)		1,796,523
Other Assets and Liabilities, Net (0.2)%		(2,775)
Total Net Assets 100.0%		1,793,748
(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL Multi-Manager Small Cap Value Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	57,399	304,430	325,445	2,439	—	—	36,384	2.1
JNL Government Money Market Fund, 5.32% - Class SL	—	139,104	136,900	130	—	—	2,204	0.1
JNL Securities Lending Collateral Fund - Institutional Class	1,819	42,567	44,386	75	—	—	—	—
	59,218	486,101	506,731	2,644	—	—	38,588	2.2

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager Small Cap Value Fund
Assets - Securities
Common Stocks	1,753,968	—	—	1,753,968
Investment Companies	3,967	—	—	3,967
Short Term Investments	38,588	—	—	38,588
	1,796,523	—	—	1,796,523

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL Multi-Manager U.S. Select Equity Fund
COMMON STOCKS 97.2%
Information Technology 39.4%
Advanced Micro Devices, Inc. (a)	106	15,544
AppLovin Corporation - Class A (a)	207	8,266
Arista Networks, Inc. (a)	35	8,171
Arm Holdings PLC - ADR (a)	44	3,329
Bill Holdings, Inc. (a)	68	5,580
Broadcom Inc.	9	10,422
Datadog, Inc. - Class A (a)	103	12,519
Entegris, Inc.	56	6,671
Gartner, Inc. (a)	15	6,740
Intuit Inc.	8	4,700
Lam Research Corporation	8	5,937
Micron Technology, Inc.	31	2,648
Microsoft Corporation	109	40,894
Monolithic Power Systems, Inc.	1	849
NVIDIA Corporation	52	25,447
ServiceNow, Inc. (a)	10	6,885
Snowflake Inc. - Class A (a)	12	2,446
Synopsys, Inc. (a)	8	4,214
		171,262
Consumer Discretionary 11.3%
Amazon.com, Inc. (a)	202	30,702
D.R. Horton, Inc.	34	5,109
Floor & Decor Holdings, Inc. - Class A (a)	80	8,917
Ford Motor Company	351	4,281
		49,009
Health Care 11.3%
Eli Lilly and Company	26	15,066
Humana Inc.	7	3,305
McKesson Corporation	13	5,825
Shockwave Medical, Inc. (a)	21	3,928
The Cigna Group	7	2,144
Thermo Fisher Scientific Inc.	8	4,282
UnitedHealth Group Incorporated	28	14,356
		48,906
Financials 10.4%
Arthur J. Gallagher & Co.	33	7,395
LPL Financial Holdings Inc.	34	7,777
The Goldman Sachs Group, Inc.	19	7,501
Visa Inc. - Class A	87	22,671
		45,344
Industrials 8.5%
Booz Allen Hamilton Holding Corporation - Class A	68	8,752
Canadian Pacific Kansas City Limited (b)	116	9,195
Saia, Inc. (a)	10	4,271
Tetra Tech, Inc.	48	7,930
Uber Technologies, Inc. (a)	112	6,878
		37,026
Communication Services 6.4%
Alphabet Inc. - Class C (a)	83	11,718
Meta Platforms, Inc. - Class A (a)	46	16,305
		28,023
Energy 4.7%
Canadian Natural Resources Limited	139	9,131
EOG Resources, Inc.	30	3,679
Schlumberger Limited	143	7,454
		20,264
Consumer Staples 2.5%
Costco Wholesale Corporation	8	5,586
Monster Beverage 1990 Corporation (a)	91	5,214
		10,800
Materials 2.2%
Alcoa Corporation	96	3,262
Corteva, Inc.	81	3,887
Martin Marietta Materials, Inc.	5	2,554
		9,703
Utilities 0.5%
Vistra Corp.	57	2,212
Total Common Stocks (cost $347,975)		422,549
SHORT TERM INVESTMENTS 3.8%
Investment Companies 2.5%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	11,007	11,007
Securities Lending Collateral 1.3%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	5,390	5,390
Total Short Term Investments (cost $16,397)		16,397
Total Investments 101.0% (cost $364,372)		438,946
Other Assets and Liabilities, Net (1.0)%		(4,272)
Total Net Assets 100.0%		434,674

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL Multi-Manager U.S. Select Equity Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	15,054	213,339	217,386	485	—	—	11,007	2.5
JNL Government Money Market Fund, 5.32% - Class SL	—	17,014	11,624	40	—	—	5,390	1.3
	15,054	230,353	229,010	525	—	—	16,397	3.8

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL Multi-Manager U.S. Select Equity Fund
Assets - Securities
Common Stocks	422,549	—	—	422,549
Short Term Investments	16,397	—	—	16,397
	438,946	—	—	438,946

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL S&P 500 Index Fund
COMMON STOCKS 98.3%
Information Technology 28.4%
Accenture Public Limited Company - Class A	6	2,035
Adobe Inc. (a)	4	2,511
Advanced Micro Devices, Inc. (a)	15	2,201
Akamai Technologies, Inc. (a)	1	167
Amphenol Corporation - Class A	6	552
Analog Devices, Inc.	5	919
ANSYS, Inc. (a)	1	290
Apple Inc.	135	25,990
Applied Materials, Inc.	8	1,258
Arista Networks, Inc. (a)	2	552
Autodesk, Inc. (a)	2	481
Broadcom Inc.	4	4,529
Cadence Design Systems, Inc. (a)	3	679
CDW Corp.	1	284
Cisco Systems, Inc.	37	1,891
Cognizant Technology Solutions Corporation - Class A	5	349
Corning Incorporated	7	211
Enphase Energy, Inc. (a)	1	165
EPAM Systems, Inc. (a)	1	158
F5, Inc. (a)	1	104
Fair Isaac Corporation (a)	—	271
First Solar, Inc. (a)	1	171
Fortinet, Inc. (a)	6	345
Gartner, Inc. (a)	1	319
Gen Digital Inc.	6	125
Hewlett Packard Enterprise Company	12	198
HP, Inc.	8	247
Intel Corporation	39	1,958
International Business Machines Corporation	8	1,375
Intuit Inc.	3	1,618
Jabil Inc.	1	151
Juniper Networks, Inc.	3	84
Keysight Technologies, Inc. (a)	2	260
KLA Corporation	1	725
Lam Research Corporation	1	948
Microchip Technology Incorporated	5	446
Micron Technology, Inc.	10	865
Microsoft Corporation	69	25,807
Monolithic Power Systems, Inc.	—	281
Motorola Solutions, Inc.	2	482
NetApp, Inc.	2	168
NVIDIA Corporation	23	11,294
NXP Semiconductors N.V.	2	542
On Semiconductor Corporation (a)	4	333
Oracle Corporation	15	1,544
Palo Alto Networks, Inc. (a)	3	839
PTC Inc. (a)	1	194
Qorvo, Inc. (a)	1	102
Qualcomm Incorporated	10	1,488
Roper Technologies, Inc.	1	533
Salesforce, Inc. (a)	9	2,366
Seagate Technology Holdings Public Limited Company	2	156
ServiceNow, Inc. (a)	2	1,341
Skyworks Solutions, Inc.	1	165
Synopsys, Inc. (a)	1	728
TE Connectivity Ltd. (b)	3	406
Teledyne Technologies Incorporated (a)	—	196
Teradyne, Inc.	1	151
Texas Instruments Incorporated	8	1,430
Trimble Inc. (a)	2	117
Tyler Technologies, Inc. (a)	—	158
VeriSign, Inc. (a)	1	168
Western Digital Corporation (a)	3	158
Zebra Technologies Corporation - Class A (a)	1	133
		106,712
Financials 12.7%
AFLAC Incorporated	5	408
American Express Company	5	1,002
American International Group, Inc.	6	434
Ameriprise Financial, Inc.	1	357
AON Public Limited Company - Class A	2	540
Arch Capital Group Ltd. (a)	3	256
Arthur J. Gallagher & Co.	2	450
Assurant, Inc.	1	84
Bank of America Corporation	64	2,142
Berkshire Hathaway Inc. - Class B (a)	17	5,997
BlackRock, Inc.	1	1,049
Blackstone Inc. - Class A	7	855
Brown & Brown, Inc.	2	154
Capital One Financial Corporation	4	458
Cboe Global Markets, Inc.	1	175
Chubb Limited	4	854
Cincinnati Financial Corporation	1	152
Citigroup Inc.	18	903
Citizens Financial Group, Inc.	4	148
CME Group Inc. - Class A	3	703
Comerica Incorporated	1	74
Discover Financial Services	2	260
Everest Re Group, Ltd.	—	145
FactSet Research Systems Inc.	—	166
Fidelity National Information Services, Inc.	6	331
Fifth Third Bancorp	6	218
Fiserv, Inc. (a)	6	730
FleetCor Technologies, Inc. (a)	1	188
Franklin Resources, Inc.	3	83
Global Payments Inc.	2	305
Globe Life Inc.	1	101
Huntington Bancshares Incorporated	13	166
Intercontinental Exchange, Inc.	5	684
Invesco Ltd.	4	78
J.P. Morgan Chase & Co.	27	4,534
Jack Henry & Associates, Inc.	1	111
KeyCorp	9	123
Loews Corporation	2	117
M&T Bank Corporation	2	208
MarketAxess Holdings Inc.	—	98
Marsh & Mclennan Companies, Inc.	5	860
MasterCard Incorporated - Class A	8	3,264
MetLife, Inc.	6	375
Moody's Corporation	1	569
Morgan Stanley	12	1,084
MSCI Inc. - Class A	1	415
Nasdaq, Inc.	3	185
Northern Trust Corporation	2	159
PayPal Holdings, Inc. (a)	10	615
Principal Financial Group, Inc.	2	158
Prudential Financial, Inc.	3	345
Raymond James Financial, Inc.	2	196
Regions Financial Corporation	9	167
S&P Global Inc.	3	1,315
State Street Corporation	3	222
Synchrony Financial	4	144
T. Rowe Price Group, Inc.	2	218
The Allstate Corporation	2	338
The Bank of New York Mellon Corporation (c)	7	366
The Charles Schwab Corporation	14	947
The Goldman Sachs Group, Inc.	3	1,158
The Hartford Financial Services Group, Inc.	3	225
The PNC Financial Services Group, Inc.	4	574
The Progressive Corporation	5	863
The Travelers Companies, Inc.	2	403
Truist Financial Corporation	12	457
U.S. Bancorp	14	622
Visa Inc. - Class A	15	3,824
W. R. Berkley Corporation	2	134
Wells Fargo & Company	34	1,650
Willis Towers Watson Public Limited Company	1	223
Zions Bancorporation, National Association	1	58
		47,974
Health Care 12.4%
Abbott Laboratories	16	1,765
AbbVie Inc.	16	2,517
Agilent Technologies, Inc.	3	377

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Align Technology, Inc. (a)	1	182
Amgen Inc.	5	1,422
Baxter International Inc.	5	178
Becton, Dickinson and Company	3	647
Biogen Inc. (a)	1	349
Bio-Rad Laboratories, Inc. - Class A (a)	—	64
Bio-Techne Corporation	2	114
Boston Scientific Corporation (a)	13	776
Bristol-Myers Squibb Company	19	959
Cardinal Health, Inc.	2	231
Catalent, Inc. (a)	2	75
Cencora, Inc.	2	319
Centene Corporation (a)	5	368
Charles River Laboratories International, Inc. (a)	—	107
CVS Health Corporation	12	932
Danaher Corporation	6	1,403
DaVita Inc. (a)	—	50
Dentsply Sirona Inc.	2	72
DexCom, Inc. (a)	4	444
Edwards Lifesciences Corporation (a)	6	431
Elevance Health, Inc.	2	1,023
Eli Lilly and Company	7	4,296
GE HealthCare Technologies Inc.	4	277
Gilead Sciences, Inc.	11	929
HCA Healthcare, Inc.	2	496
Henry Schein, Inc. (a)	1	97
Hologic, Inc. (a)	2	158
Humana Inc.	1	516
IDEXX Laboratories, Inc. (a)	1	429
Illumina, Inc. (a)	1	203
Incyte Corporation (a)	2	106
Insulet Corporation (a)	1	140
Intuitive Surgical, Inc. (a)	3	1,103
IQVIA Holdings Inc (a)	2	389
Johnson & Johnson	22	3,487
Laboratory Corporation of America Holdings	1	179
McKesson Corporation	1	573
Medtronic, Inc.	12	1,009
Merck & Co., Inc.	23	2,553
Mettler-Toledo International Inc. (a)	—	244
Moderna, Inc. (a)	3	305
Molina Healthcare, Inc. (a)	1	198
Pfizer Inc.	52	1,501
Quest Diagnostics Incorporated	1	142
Regeneron Pharmaceuticals, Inc. (a)	1	874
ResMed Inc.	1	238
Revvity, Inc.	1	122
Steris Public Limited Company	1	203
Stryker Corporation	3	932
Teleflex Incorporated	—	101
The Cigna Group	3	803
The Cooper Companies, Inc.	—	179
Thermo Fisher Scientific Inc.	4	1,894
UnitedHealth Group Incorporated	9	4,491
Universal Health Services, Inc. - Class B	1	84
Vertex Pharmaceuticals Incorporated (a)	2	975
Viatris Inc.	11	122
Waters Corporation (a)	1	181
West Pharmaceutical Services, Inc.	1	244
Zimmer Biomet Holdings, Inc.	2	232
Zoetis Inc. - Class A	4	834
		46,644
Consumer Discretionary 10.7%
Airbnb, Inc. - Class A (a)	4	536
Amazon.com, Inc. (a)	84	12,759
Aptiv PLC (a)	3	236
AutoZone, Inc. (a)	—	424
Bath & Body Works, Inc.	2	89
Best Buy Co., Inc.	2	135
Booking Holdings Inc. (a)	—	1,149
BorgWarner Inc.	2	81
Caesars Entertainment, Inc. (a)	2	91
CarMax, Inc. (a)	1	112
Carnival Corporation (a)	9	175
Chipotle Mexican Grill, Inc. (a)	—	576
D.R. Horton, Inc.	3	416
Darden Restaurants, Inc.	1	184
Domino's Pizza, Inc.	—	139
eBay Inc.	5	205
ETSY, Inc. (a)	1	87
Expedia Group, Inc. (a)	1	181
Ford Motor Company	36	436
Garmin Ltd.	1	182
General Motors Company	13	452
Genuine Parts Company	1	184
Hasbro, Inc.	1	63
Hilton Worldwide Holdings Inc.	2	434
Home Depot, Inc., The	9	3,203
Las Vegas Sands Corp.	3	169
Lennar Corporation - Class A	2	347
LKQ Corporation	3	119
Lowe`s Companies, Inc.	5	1,183
Lululemon Athletica Canada Inc. (a)	1	524
Marriott International, Inc. - Class A	2	509
McDonald's Corporation	7	1,987
MGM Resorts International (a)	3	113
Mohawk Industries, Inc. (a)	—	48
Nike, Inc. - Class B	11	1,228
Norwegian Cruise Line Holdings Ltd. (a)	4	76
NVR, Inc. (a)	—	210
O'Reilly Automotive, Inc. (a)	1	523
Pool Corporation	—	143
PulteGroup, Inc.	2	207
Ralph Lauren Corporation - Class A	—	54
Ross Stores, Inc.	3	428
Royal Caribbean Cruises Ltd. (a)	2	284
Starbucks Corporation	11	1,012
Tapestry, Inc.	2	84
Tesla Inc. (a)	26	6,351
TJX Companies, Inc., The	11	992
Tractor Supply Company	1	215
Ulta Beauty, Inc. (a)	—	224
V.F. Corporation	3	52
Whirlpool Corporation	1	63
Wynn Resorts, Limited	1	84
Yum! Brands, Inc.	3	338
		40,096
Industrials 8.7%
3M Company	5	563
A. O. Smith Corporation	1	96
Allegion Public Limited Company	1	97
American Airlines Group Inc. (a)	6	88
AMETEK, Inc.	2	351
Automatic Data Processing, Inc.	4	892
Axon Enterprise, Inc. (a)	1	169
Broadridge Financial Solutions, Inc.	1	223
Builders FirstSource, Inc. (a)	1	191
C.H. Robinson Worldwide, Inc.	1	94
Carrier Global Corporation	8	444
Caterpillar Inc.	5	1,392
Ceridian HCM Holding Inc. (a)	1	98
Cintas Corporation	1	485
Copart, Inc. (a)	8	398
CSX Corporation	18	637
Cummins Inc.	1	317
Deere & Company	3	995
Delta Air Lines, Inc.	6	239
Dover Corporation	1	199
Eaton Corporation Public Limited Company	4	886
Emerson Electric Co.	5	508
Equifax Inc.	1	282
Expeditors International of Washington, Inc. - Class A	1	174
Fastenal Company	5	339
FedEx Corporation	2	535
Fortive Corporation	3	239
Generac Holdings Inc. (a)	1	70
General Dynamics Corporation	2	548
General Electric Company	10	1,281

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Honeywell International Inc.	6	1,274
Howmet Aerospace Inc.	4	197
Hubbell Incorporated	1	164
Huntington Ingalls Industries, Inc.	—	89
IDEX Corporation	1	156
Illinois Tool Works Inc.	3	665
Ingersoll Rand Inc.	4	286
J.B. Hunt Transport Services, Inc.	1	146
Jacobs Solutions Inc.	1	147
Johnson Controls International Public Limited Company	6	361
L3Harris Technologies, Inc.	2	373
Leidos Holdings, Inc.	1	133
Lockheed Martin Corporation	2	919
Masco Corporation	2	144
Nordson Corporation	1	131
Norfolk Southern Corporation	2	490
Northrop Grumman Corporation	1	617
Old Dominion Freight Line, Inc.	1	331
Otis Worldwide Corporation	4	339
PACCAR Inc	5	476
Parker-Hannifin Corporation	1	541
Paychex, Inc.	3	359
Paycom Software, Inc.	—	89
Pentair Public Limited Company	1	107
Quanta Services, Inc.	1	293
Republic Services, Inc.	2	311
Robert Half Inc.	1	82
Rockwell Automation, Inc.	1	331
Rollins, Inc.	3	114
RTX Corporation	13	1,113
Snap-on Incorporated	1	140
Southwest Airlines Co.	5	158
Stanley Black & Decker, Inc.	1	140
Textron Inc.	2	147
The Boeing Company (a)	5	1,364
Trane Technologies Public Limited Company	2	513
TransDigm Group Incorporated	1	519
Uber Technologies, Inc. (a)	19	1,178
Union Pacific Corporation	6	1,387
United Airlines Holdings, Inc. (a)	3	128
United Parcel Service, Inc. - Class B	7	1,056
United Rentals, Inc.	1	358
Veralto Corporation	2	166
Verisk Analytics, Inc.	1	316
W. W. Grainger, Inc.	—	338
Waste Management, Inc.	3	610
Westinghouse Air Brake Technologies Corporation	2	209
Xylem Inc.	2	251
		32,586
Communication Services 8.4%
Alphabet Inc. - Class A (a)	55	7,629
Alphabet Inc. - Class C (a)	46	6,487
AT&T Inc.	66	1,105
Comcast Corporation - Class A	37	1,626
Electronic Arts Inc.	2	312
Former Charter Communications Parent, Inc. - Class A (a)	1	363
Fox Corporation - Class A	2	66
Fox Corporation - Class B	1	31
Live Nation Entertainment, Inc. (a)	1	121
Match Group, Inc. (a)	3	98
Meta Platforms, Inc. - Class A (a)	21	7,250
Netflix, Inc. (a)	4	1,969
News Corporation - Class A	4	90
News Corporation - Class B	1	23
Omnicom Group Inc.	2	154
Paramount Global - Class B (d)	5	70
Take-Two Interactive Software, Inc. (a)	2	238
The Interpublic Group of Companies, Inc.	4	117
T-Mobile USA, Inc.	5	758
Verizon Communications Inc.	39	1,465
Walt Disney Company, The	17	1,527
Warner Bros. Discovery, Inc. - Series A (a)	20	227
		31,726
Consumer Staples 6.0%
Altria Group, Inc.	16	660
Archer-Daniels-Midland Company	5	358
Brown-Forman Corporation - Class B	2	95
Bunge Limited	1	136
Campbell Soup Company	2	79
Church & Dwight Co., Inc.	2	212
Colgate-Palmolive Company	8	611
Conagra Brands, Inc.	4	127
Constellation Brands, Inc. - Class A	2	363
Costco Wholesale Corporation	4	2,714
Dollar General Corporation	2	281
Dollar Tree, Inc. (a)	2	270
General Mills, Inc.	5	350
Hormel Foods Corporation	3	91
Kellanova	2	133
Kenvue Inc.	16	345
Keurig Dr Pepper Inc.	9	310
Kimberly-Clark Corporation	3	372
Kraft Foods Group, Inc.	7	276
Lamb Weston Holdings, Inc.	1	139
McCormick & Company, Incorporated	2	157
Molson Coors Beverage Company - Class B	2	99
Mondelez International, Inc. - Class A	13	906
Monster Beverage 1990 Corporation (a)	7	396
PepsiCo, Inc.	13	2,157
Philip Morris International Inc.	14	1,349
Procter & Gamble Company, The	22	3,192
Sysco Corporation	5	341
Target Corporation	4	601
The Clorox Company	1	163
The Coca-Cola Company	36	2,119
The Estee Lauder Companies Inc. - Class A	2	314
The Hershey Company	1	258
The J. M. Smucker Company	1	125
The Kroger Co.	6	282
Tyson Foods, Inc. - Class A	3	144
Walgreens Boots Alliance, Inc.	7	175
Walmart Inc.	13	2,078
		22,778
Energy 3.8%
Apa Corp.	3	98
Baker Hughes Company - Class A	9	316
Chevron Corporation	16	2,420
ConocoPhillips	11	1,270
Coterra Energy Inc.	7	177
Devon Energy Corporation	6	265
Diamondback Energy, Inc.	2	256
EOG Resources, Inc.	5	652
EQT Corporation	3	131
Exxon Mobil Corporation	37	3,701
Halliburton Company	8	296
Hess Corporation	3	368
Kinder Morgan, Inc.	18	316
Marathon Oil Corporation	5	128
Marathon Petroleum Corporation	4	524
Occidental Petroleum Corporation	6	366
ONEOK, Inc.	5	381
Phillips 66	4	544
Pioneer Natural Resources Company	2	484
Schlumberger Limited	13	688
Targa Resources Corp.	2	184
The Williams Companies, Inc.	11	394
Valero Energy Corporation	3	411
		14,370
Real Estate 2.5%
Alexandria Real Estate Equities, Inc.	1	185
American Tower Corporation	4	936
AvalonBay Communities, Inc.	1	249
Boston Properties, Inc.	1	92
Camden Property Trust	1	98
CBRE Group, Inc. - Class A (a)	3	262
CoStar Group, Inc. (a)	4	322
Crown Castle Inc.	4	463

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Digital Realty Trust, Inc.	3	379
Equinix, Inc.	1	704
Equity Residential	3	196
Essex Property Trust, Inc.	1	142
Extra Space Storage Inc.	2	315
Federal Realty Investment Trust	1	71
Healthpeak OP, LLC	5	99
Host Hotels & Resorts, Inc.	7	130
Invitation Homes Inc.	5	183
Iron Mountain Incorporated	3	186
KRC Interim Corp.	6	119
Mid-America Apartment Communities, Inc.	1	141
ProLogis Inc.	9	1,135
Public Storage Operating Company	1	443
Realty Income Corporation	7	379
Regency Centers Corporation	2	102
SBA Communications Corporation - Class A	1	250
Simon Property Group, Inc.	3	434
UDR, Inc.	3	105
Ventas, Inc.	4	181
VICI Properties Inc.	9	301
Welltower OP LLC	5	464
Weyerhaeuser Company	7	230
		9,296
Materials 2.4%
Air Products and Chemicals, Inc.	2	566
Albemarle Corporation	1	159
Amcor Pty Ltd	14	131
Avery Dennison Corporation	1	153
Ball Corporation	3	164
Celanese Corporation - Class A	1	140
CF Industries Holdings, Inc.	2	144
Corteva, Inc.	7	313
Dow Inc.	6	354
DuPont de Nemours, Inc.	4	307
Eastman Chemical Company	1	100
Ecolab Inc.	2	468
FMC Corporation	1	74
Freeport-McMoRan Inc.	13	568
International Flavors & Fragrances Inc.	2	184
International Paper Company	3	116
Legacy Vulcan Corp.	1	280
Linde Public Limited Company	4	1,840
LyondellBasell Industries N.V. - Class A	2	227
Martin Marietta Materials, Inc.	1	279
MOS Holdings Inc.	3	107
Newmont Corporation	10	433
Nucor Corporation	2	397
Packaging Corporation of America	1	131
PPG Industries, Inc.	2	318
Steel Dynamics, Inc.	1	169
The Sherwin-Williams Company	2	675
WestRock Company	2	96
		8,893
Utilities 2.3%
Alliant Energy Corporation	2	122
Ameren Corporation	2	170
American Electric Power Company, Inc.	5	389
American Water Works Company, Inc.	2	237
Atmos Energy Corporation	1	160
CenterPoint Energy, Inc.	6	171
CMS Energy Corporation	3	155
Consolidated Edison, Inc.	3	294
Constellation Energy Group, Inc.	3	350
Dominion Energy, Inc.	8	361
DTE Energy Company	2	208
Duke Energy Corporation	7	694
Edison International	4	249
Entergy Corporation	2	201
Evergy, Inc.	2	114
Eversource Energy	3	197
Exelon Corporation	9	333
FirstEnergy Corp.	5	173
NextEra Energy, Inc.	19	1,147
NiSource Inc.	4	105
NRG Energy, Inc.	2	107
PG&E Corporation	19	348
Pinnacle West Capital Corporation	1	76
PPL Corporation	7	183
Public Service Enterprise Group Incorporated	5	276
Sempra	6	438
The AES Corporation	6	123
The Southern Company	10	704
WEC Energy Group Inc.	3	241
Xcel Energy Inc.	5	320
		8,646
Total Common Stocks (cost $281,021)		369,721
INVESTMENT COMPANIES 1.3%
iShares Core S&P 500 ETF	10	4,833
Total Investment Companies (cost $4,750)		4,833
SHORT TERM INVESTMENTS 0.4%
Investment Companies 0.4%
JNL Government Money Market Fund - Class I, 5.22% (c) (e)	1,676	1,676
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (c) (e)	32	32
Total Short Term Investments (cost $1,708)		1,708
Total Investments 100.0% (cost $287,479)		376,262
Other Derivative Instruments (0.0)%		(4)
Other Assets and Liabilities, Net (0.0)%		(4)
Total Net Assets 100.0%		376,254

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) All or a portion of the security was on loan as of December 31, 2023.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL S&P 500 Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	4,327	53,734	56,385	132	—	—	1,676	0.5
JNL Government Money Market Fund, 5.32% - Class SL	—	8,353	8,321	3	—	—	32	—
JNL Securities Lending Collateral Fund - Institutional Class	6	1,427	1,433	1	—	—	—	—
The Bank of New York Mellon Corporation	289	43	11	10	(1)	46	366	0.1
	4,622	63,557	66,150	146	(1)	46	2,074	0.6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL S&P 500 Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	03/07/18	311	406	0.1

JNL S&P 500 Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	7	March 2024	1,671	(4)	16

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL S&P 500 Index Fund
Assets - Securities
Common Stocks	369,721	—	—	369,721
Investment Companies	4,833	—	—	4,833
Short Term Investments	1,708	—	—	1,708
	376,262	—	—	376,262
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	16	—	—	16
	16	—	—	16

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/AB Sustainable Global Thematic Fund
COMMON STOCKS 98.8%
United States of America 56.3%
Accenture Public Limited Company - Class A	1	474
Adobe Inc. (a)	1	426
AFLAC Incorporated	5	407
American Water Works Company, Inc.	1	183
Aptiv PLC (a)	3	308
Becton, Dickinson and Company	1	346
Bentley Systems, Incorporated - Class B	4	234
Bio-Rad Laboratories, Inc. - Class A (a)	1	181
Bruker Corporation	3	218
Calix, Inc. (a)	6	257
Danaher Corporation	2	370
Deere & Company	1	314
Fair Isaac Corporation (a)	—	383
Hexcel Corporation	4	305
Intuit Inc.	1	436
Johnson & Johnson	2	252
Keysight Technologies, Inc. (a)	3	421
Laboratory Corporation of America Holdings	1	243
Microsoft Corporation	2	589
MSCI Inc. - Class A	1	473
NextEra Energy, Inc.	5	330
NVIDIA Corporation	1	289
On Semiconductor Corporation (a)	3	233
Palo Alto Networks, Inc. (a)	1	315
Procter & Gamble Company, The	2	297
Tetra Tech, Inc.	2	383
TopBuild Corp. (a)	1	320
Veralto Corporation	4	342
Visa Inc. - Class A (b)	2	597
Waste Management, Inc.	3	521
West Pharmaceutical Services, Inc.	1	256
		10,703
United Kingdom 8.9%
Experian PLC	10	390
Haleon PLC	75	306
London Stock Exchange Group PLC	4	454
Relx PLC	6	221
Unilever PLC	6	315
		1,686
Germany 4.6%
Deutsche Borse Aktiengesellschaft - Class N	2	464
Infineon Technologies AG - Class N	10	419
		883
Switzerland 4.6%
Alcon AG	4	340
Partners Group Holding AG	—	529
		869
Ireland 3.8%
Icon Public Limited Company (a)	1	418
Steris Public Limited Company	1	308
		726
Netherlands 3.4%
ASML Holding N.V.	—	366
NXP Semiconductors N.V.	1	276
		642
India 3.2%
Apollo Hospitals Enterprise Limited	5	324
Dabur India Limited	44	292
		616
Japan 2.8%
Keyence Corporation	—	220
SMC Corporation	1	321
		541
Singapore 2.3%
Flex Ltd. (a)	15	445
Taiwan 2.0%
Taiwan Semiconductor Manufacturing Company Limited - ADR	4	375
China 1.8%
BYD Company Limited - Class H	12	345
Hong Kong 1.4%
AIA Group Limited	30	260
Canada 1.3%
Groupe WSP Global Inc.	2	257
Finland 1.3%
Neste Oyj	7	247
Norway 0.9%
TOMRA Systems ASA	14	172
Denmark 0.2%
Chr. Hansen Holding A/S	—	30
Total Common Stocks (cost $16,625)		18,797
SHORT TERM INVESTMENTS 1.2%
Investment Companies 1.2%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	221	221
Total Short Term Investments (cost $221)		221
Total Investments 100.0% (cost $16,846)		19,018
Other Derivative Instruments 0.0%		7
Other Assets and Liabilities, Net 0.0%		1
Total Net Assets 100.0%		19,026

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/AB Sustainable Global Thematic Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	656	8,723	9,158	31	—	—	221	1.2
JNL Government Money Market Fund, 5.32% - Class SL	—	1,261	1,261	—	—	—	—	—
	656	9,984	10,419	31	—	—	221	1.2

JNL/AB Sustainable Global Thematic Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	BOA	01/25/24	AUD	461	314	13
BRL/USD	CIT	01/03/24	BRL	384	79	1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/AB Sustainable Global Thematic Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	CIT	02/02/24	BRL	384	79	—
CAD/USD	BOA	01/10/24	CAD	55	42	—
CAD/USD	MSC	01/10/24	CAD	290	219	8
CNY/USD	BOA	01/11/24	CNY	2,756	389	9
CNY/USD	CIT	01/11/24	CNY	268	38	—
EUR/USD	BOA	01/10/24	EUR	226	250	4
HKD/USD	BOA	03/14/24	HKD	268	34	—
JPY/USD	BOA	01/12/24	JPY	71,186	505	23
KRW/USD	CIT	01/18/24	KRW	277,361	216	10
SEK/USD	BOA	02/16/24	SEK	1,131	112	4
USD/BRL	CIT	01/03/24	BRL	(384)	(79)	1
USD/CHF	BOA	02/15/24	CHF	(336)	(402)	(21)
USD/CNY	BOA	01/11/24	CNY	(1,455)	(205)	(5)
USD/CNY	MSC	01/11/24	CNY	(185)	(26)	(1)
USD/EUR	BOA	01/10/24	EUR	(68)	(75)	(3)
USD/GBP	BOA	01/25/24	GBP	(65)	(83)	(2)
USD/GBP	CIT	01/25/24	GBP	(723)	(922)	(23)
USD/HKD	BOA	03/14/24	HKD	(1,323)	(170)	—
USD/INR	CIT	03/14/24	INR	(21,406)	(257)	(1)
USD/JPY	BOA	01/12/24	JPY	(7,588)	(53)	(2)
USD/NOK	BOA	02/16/24	NOK	(1,187)	(117)	(8)
					(112)	7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/AB Sustainable Global Thematic Fund
Assets - Securities
Common Stocks	12,782	6,015	—	18,797
Short Term Investments	221	—	—	221
	13,003	6,015	—	19,018
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	73	—	73
	—	73	—	73
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(66)	—	(66)
	—	(66)	—	(66)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/AQR Large Cap Defensive Style Fund
COMMON STOCKS 97.5%
Health Care 20.1%
Abbott Laboratories	43	4,779
AbbVie Inc.	28	4,366
Agilent Technologies, Inc.	5	639
Amgen Inc.	16	4,625
Becton, Dickinson and Company	4	983
Bristol-Myers Squibb Company	24	1,225
Chemed Corporation	5	2,988
Danaher Corporation	16	3,802
Elevance Health, Inc.	7	3,056
Eli Lilly and Company	9	4,958
GE HealthCare Technologies Inc.	9	671
Hologic, Inc. (a)	6	461
Humana Inc.	9	3,967
Johnson & Johnson	33	5,229
McKesson Corporation	10	4,721
Medtronic, Inc.	38	3,157
Merck & Co., Inc.	52	5,682
Mettler-Toledo International Inc. (a)	—	477
Qiagen N.V. (a)	17	747
Regeneron Pharmaceuticals, Inc. (a)	4	3,172
Stryker Corporation	2	461
The Cigna Group	3	1,007
Thermo Fisher Scientific Inc.	9	4,874
United Therapeutics Corporation (a)	9	1,935
UnitedHealth Group Incorporated	10	5,256
Veeva Systems Inc. - Class A (a)	3	599
Vertex Pharmaceuticals Incorporated (a)	12	4,816
West Pharmaceutical Services, Inc.	1	222
		78,875
Consumer Staples 19.8%
Altria Group, Inc.	30	1,223
Archer-Daniels-Midland Company	5	384
Campbell Soup Company	5	230
Casey's General Stores, Inc.	6	1,725
Church & Dwight Co., Inc.	29	2,781
Colgate-Palmolive Company	64	5,099
Constellation Brands, Inc. - Class A	4	1,042
Costco Wholesale Corporation	10	6,449
Flowers Foods, Inc.	60	1,356
General Mills, Inc.	30	1,933
Hormel Foods Corporation	104	3,343
Kellanova	16	912
Kimberly-Clark Corporation	1	171
Kraft Foods Group, Inc.	58	2,126
Mondelez International, Inc. - Class A	69	4,997
Monster Beverage 1990 Corporation (a)	81	4,642
PepsiCo, Inc.	31	5,224
Philip Morris International Inc.	55	5,137
Procter & Gamble Company, The	36	5,267
Seaboard Corporation	—	364
The Clorox Company	15	2,177
The Coca-Cola Company	91	5,332
The Hershey Company	21	3,894
The J. M. Smucker Company	23	2,863
The Kroger Co.	85	3,891
Walmart Inc.	33	5,168
		77,730
Industrials 14.8%
AMETEK, Inc.	1	224
Automatic Data Processing, Inc.	5	1,138
C.H. Robinson Worldwide, Inc.	4	367
Caci International Inc. - Class A (a)	11	3,711
Caterpillar Inc.	5	1,600
Cintas Corporation	3	1,645
Copart, Inc. (a)	52	2,530
Deere & Company	2	650
Eaton Corporation Public Limited Company	1	193
Expeditors International of Washington, Inc. - Class A	38	4,862
FedEx Corporation	3	825
FTI Consulting, Inc. (a)	21	4,180
General Dynamics Corporation	1	281
General Electric Company	30	3,889
Honeywell International Inc.	4	759
Illinois Tool Works Inc.	6	1,441
J.B. Hunt Transport Services, Inc.	9	1,787
Landstar System, Inc.	5	867
Leidos Holdings, Inc.	2	248
Lockheed Martin Corporation	12	5,404
Northrop Grumman Corporation	6	2,638
Old Dominion Freight Line, Inc.	4	1,523
Republic Services, Inc.	36	5,921
Rollins, Inc.	8	364
Union Pacific Corporation	11	2,586
United Parcel Service, Inc. - Class B	10	1,502
Verisk Analytics, Inc.	5	1,289
Waste Management, Inc.	33	5,839
		58,263
Financials 10.3%
AFLAC Incorporated	9	764
AON Public Limited Company - Class A	4	1,180
Arch Capital Group Ltd. (a)	24	1,750
Assurant, Inc.	2	344
Cboe Global Markets, Inc.	16	2,928
Chubb Limited	20	4,562
Cincinnati Financial Corporation	2	215
CME Group Inc. - Class A	22	4,723
Everest Re Group, Ltd.	7	2,441
Intercontinental Exchange, Inc.	2	198
Loews Corporation	5	369
Markel Group Inc. (a)	—	335
Marsh & Mclennan Companies, Inc.	1	235
MasterCard Incorporated - Class A	8	3,243
Reinsurance Group of America, Incorporated	1	227
RenaissanceRe Holdings Ltd	2	351
The Allstate Corporation	7	1,018
The Hartford Financial Services Group, Inc.	8	680
The Progressive Corporation	16	2,599
The Travelers Companies, Inc.	22	4,131
Unum Group	6	293
Visa Inc. - Class A (b)	22	5,836
W. R. Berkley Corporation	6	405
White Mountains Insurance Group Ltd	1	1,723
		40,550
Information Technology 10.0%
Accenture Public Limited Company - Class A	11	3,733
Adobe Inc. (a)	5	3,066
Amdocs Limited	3	251
Apple Inc.	28	5,469
Avnet, Inc.	3	139
Broadcom Inc.	3	2,998
Cadence Design Systems, Inc. (a)	1	255
Cisco Systems, Inc.	103	5,208
Dolby Laboratories, Inc. - Class A	25	2,150
Hewlett Packard Enterprise Company	29	496
International Business Machines Corporation	17	2,813
Microsoft Corporation	7	2,806
NetApp, Inc.	12	1,021
Oracle Corporation	10	1,104
Palo Alto Networks, Inc. (a)	1	278
Roper Technologies, Inc.	9	4,876
Synopsys, Inc. (a)	2	954
Teledyne Technologies Incorporated (a)	1	429
Texas Instruments Incorporated	7	1,114
		39,160
Communication Services 7.7%
Alphabet Inc. - Class A (a)	43	5,959
AT&T Inc.	297	4,977
Electronic Arts Inc.	37	5,032
Meta Platforms, Inc. - Class A (a)	7	2,581
Sphere Entertainment Co. - Class A (a)	1	133
The New York Times Company - Class A	8	398
T-Mobile USA, Inc.	37	5,970

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Verizon Communications Inc.	135	5,092
		30,142
Consumer Discretionary 7.0%
AutoZone, Inc. (a)	2	5,365
Booking Holdings Inc. (a)	—	1,103
Deckers Outdoor Corporation (a)	4	2,352
Garmin Ltd.	19	2,417
Grand Canyon Education, Inc. (a)	2	279
McDonald's Corporation	20	6,054
O'Reilly Automotive, Inc. (a)	6	5,452
TJX Companies, Inc., The	22	2,098
Ulta Beauty, Inc. (a)	5	2,582
		27,702
Energy 3.1%
Chevron Corporation	17	2,603
ConocoPhillips	21	2,477
EOG Resources, Inc.	27	3,210
HF Sinclair Corporation	5	302
Marathon Petroleum Corporation	9	1,387
Phillips 66	9	1,181
Valero Energy Corporation	8	979
		12,139
Materials 2.5%
Air Products and Chemicals, Inc.	6	1,646
Corteva, Inc.	12	591
Linde Public Limited Company	5	2,128
Newmont Corporation	4	158
Packaging Corporation of America	4	598
Reliance Steel & Aluminum Co.	9	2,427
Royal Gold, Inc.	20	2,393
		9,941
Utilities 2.1%
Consolidated Edison, Inc.	6	518
DTE Energy Company	2	182
Duke Energy Corporation	31	3,036
Exelon Corporation	4	145
PPL Corporation	7	181
Public Service Enterprise Group Incorporated	2	105
The Southern Company	25	1,781
WEC Energy Group Inc.	17	1,410
Xcel Energy Inc.	17	1,056
		8,414
Real Estate 0.1%
Public Storage Operating Company	2	470
Total Common Stocks (cost $338,297)		383,386
SHORT TERM INVESTMENTS 2.3%
Investment Companies 2.3%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	9,233	9,233
Total Short Term Investments (cost $9,233)		9,233
Total Investments 99.8% (cost $347,530)		392,619
Other Derivative Instruments (0.0)%		(21)
Other Assets and Liabilities, Net 0.2%		813
Total Net Assets 100.0%		393,411

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/AQR Large Cap Defensive Style Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	18,590	54,090	63,447	751	—	—	9,233	2.3
JNL Government Money Market Fund, 5.32% - Class SL	—	11,521	11,521	2	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	8,565	8,565	3	—	—	—	—
	18,590	74,176	83,533	756	—	—	9,233	2.3

JNL/AQR Large Cap Defensive Style Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	33	March 2024	7,661	(21)	292

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/AQR Large Cap Defensive Style Fund
Assets - Securities
Common Stocks	383,386	—	—	383,386
Short Term Investments	9,233	—	—	9,233
	392,619	—	—	392,619
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	292	—	—	292
	292	—	—	292

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Baillie Gifford International Growth Fund
COMMON STOCKS 97.2%
United States of America 15.8%
Atlassian Corporation - Class A (a)	22	5,276
Elastic N.V. (a)	125	14,068
Illumina, Inc. (a)	69	9,605
Moderna, Inc. (a)	201	19,969
NVIDIA Corporation	37	18,510
SolarEdge Technologies Ltd. (a)	26	2,434
Spotify Technology S.A. (a)	183	34,441
Tesla Inc. (a)	60	14,836
		119,139
Netherlands 13.4%
Adyen N.V. (a) (b)	26	33,618
ASML Holding N.V.	65	49,196
Exor Nederland N.V.	188	18,790
		101,604
China 11.5%
Baidu, Inc. - Class A - ADR (a)	51	6,030
Full Truck Alliance Co. Ltd. - Class A - ADR (a)	353	2,473
Ganfeng Lithium Group Co., Ltd - Class H (b)	484	1,829
Meituan - Class B (a) (b)	1,225	12,901
NIO, Inc. - Class A - ADR (a)	977	8,858
Pinduoduo (Shanghai) Network Technology Co., Ltd. - ADR (a)	169	24,737
Tencent Holdings Limited	630	23,775
Wuxi Biologics Cayman Inc (a) (b)	1,673	6,354
		86,957
Brazil 8.5%
MercadoLibre S.R.L (a)	34	53,824
NU Holdings Ltd. - Class A (a)	1,287	10,722
		64,546
Denmark 5.5%
Ambu A/S - Class B (a)	338	5,269
Genmab A/S (a)	61	19,546
Vestas Wind Systems A/S (a)	536	17,037
		41,852
France 5.0%
Kering	31	13,811
L'Oreal	39	19,401
Soitec (a)	25	4,431
		37,643
Belgium 4.3%
argenx SE (a)	63	23,881
Umicore	311	8,568
		32,449
Sweden 4.0%
Atlas Copco Aktiebolag - Class A	1,507	25,928
Kinnevik AB - Class B (a)	396	4,247
		30,175
Taiwan 3.7%
Taiwan Semiconductor Manufacturing Company Limited	1,463	28,189
Japan 3.7%
M3, Inc.	569	9,386
Nidec Corporation	262	10,549
SBI Holdings, Inc.	118	2,658
SMC Corporation	10	5,570
		28,163
Italy 3.7%
Ferrari N.V.	69	23,129
Prysmian S.p.A.	105	4,795
		27,924
United Kingdom 3.0%
Ocado Group PLC (a)	1,249	12,031
Wise PLC - Class A (a)	924	10,293
		22,324
Germany 2.5%
Delivery Hero SE (a) (b)	246	6,778
Hellofresh SE (a)	257	4,062
Jumia Technologies AG - ADR (a)	202	713
Zalando SE (a) (b)	318	7,567
		19,120
Hong Kong 2.4%
AIA Group Limited	1,689	14,734
Hong Kong Exchanges and Clearing Limited	108	3,707
		18,441
Israel 2.4%
Mobileye Global Inc. - Class A (a)	135	5,859
Wix.Com Ltd. (a)	102	12,560
		18,419
Switzerland 1.8%
Temenos AG - Class N	58	5,400
VAT Group AG (b)	17	8,486
		13,886
Australia 1.6%
WiseTech Global Limited	228	11,661
India 1.4%
HDFC Bank Limited	518	10,634
South Korea 1.2%
Coupang, Inc. - Class A (a)	578	9,362
Singapore 0.7%
Sea Limited - Class A - ADR (a)	124	5,027
Bermuda 0.6%
Autostore Holdings Ltd (a) (b)	2,263	4,442
Canada 0.5%
Shopify Inc. - Class A (a)	45	3,522
Total Common Stocks (cost $1,031,934)		735,479
PREFERRED STOCKS 1.7%
Germany 1.7%
Sartorius Aktiengesellschaft	35	12,928
Total Preferred Stocks (cost $18,248)		12,928
SHORT TERM INVESTMENTS 1.2%
Investment Companies 1.2%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	9,002	9,002
Total Short Term Investments (cost $9,002)		9,002
Total Investments 100.1% (cost $1,059,184)		757,409
Other Assets and Liabilities, Net (0.1)%		(780)
Total Net Assets 100.0%		756,629

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Baillie Gifford International Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	13,416	149,045	153,459	606	—	—	9,002	1.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Baillie Gifford International Growth Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.32% - Class SL	—	31,277	31,277	78	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	209	7,602	7,811	28	—	—	—	—
	13,625	187,924	192,547	712	—	—	9,002	1.2

JNL/Baillie Gifford International Growth Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen N.V.	04/13/21	57,608	33,618	4.5
Autostore Holdings Ltd	10/14/22	4,224	4,442	0.6
Delivery Hero SE	04/13/21	30,299	6,778	0.9
Ganfeng Lithium Group Co., Ltd - Class H	11/22/22	4,103	1,829	0.2
Meituan - Class B	04/13/21	40,880	12,901	1.7
VAT Group AG	03/13/23	5,479	8,486	1.1
Wuxi Biologics Cayman Inc	06/17/21	17,919	6,354	0.8
Zalando SE	04/13/21	33,649	7,567	1.0
		194,161	81,975	10.8

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Baillie Gifford International Growth Fund
Assets - Securities
Common Stocks
United States of America	119,139	—	—	119,139
Netherlands	—	101,604	—	101,604
China	42,098	44,859	—	86,957
Brazil	64,546	—	—	64,546
Denmark	—	41,852	—	41,852
France	—	37,643	—	37,643
Belgium	—	32,449	—	32,449
Sweden	—	30,175	—	30,175
Taiwan	—	28,189	—	28,189
Japan	—	28,163	—	28,163
Italy	—	27,924	—	27,924
United Kingdom	—	22,324	—	22,324
Germany	713	18,407	—	19,120
Hong Kong	—	18,441	—	18,441
Israel	18,419	—	—	18,419
Switzerland	—	13,886	—	13,886
Australia	—	11,661	—	11,661
India	—	10,634	—	10,634
South Korea	9,362	—	—	9,362
Singapore	5,027	—	—	5,027
Bermuda	—	4,442	—	4,442
Canada	3,522	—	—	3,522
Preferred Stocks	12,928	—	—	12,928
Short Term Investments	9,002	—	—	9,002
	284,756	472,653	—	757,409

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Baillie Gifford U.S. Equity Growth Fund
COMMON STOCKS 99.0%
Information Technology 31.8%
Cloudflare, Inc. - Class A (a)	37	3,074
Datadog, Inc. - Class A (a)	18	2,208
HashiCorp, Inc. - Class A (a)	33	787
NVIDIA Corporation	14	7,045
Samsara Inc. - Class A (a)	23	772
Shopify Inc. - Class A (a)	108	8,397
Snowflake Inc. - Class A (a)	10	2,022
Sprout Social, Inc. - Class A (a)	18	1,111
Twilio Inc. - Class A (a)	22	1,697
Workday, Inc. - Class A (a)	12	3,198
		30,311
Consumer Discretionary 25.6%
Amazon.com, Inc. (a)	45	6,893
Chegg, Inc. (a)	11	125
Chewy, Inc. - Class A (a)	45	1,050
Coursera, Inc. (a)	72	1,395
Doordash, Inc. - Class A (a)	35	3,418
Duolingo, Inc. - Class A (a)	12	2,752
Rivian Automotive, Inc. - Class A (a) (b)	18	428
Sweetgreen, Inc. - Class A (a)	68	763
Tesla Inc. (a)	20	5,048
Wayfair Inc. - Class A (a)	26	1,603
YETI Holdings, Inc. (a)	19	1,003
		24,478
Communication Services 20.2%
Meta Platforms, Inc. - Class A (a)	9	3,008
Netflix, Inc. (a)	8	3,782
Pinterest, Inc. - Class A (a)	55	2,049
Roblox Corporation - Class A (a)	43	1,938
Roku Inc. - Class A (a)	18	1,678
The Trade Desk, Inc. - Class A (a)	95	6,836
		19,291
Health Care 13.2%
10X Genomics, Inc. - Class A (a)	16	900
Alnylam Pharmaceuticals, Inc. (a)	7	1,399
Denali Therapeutics Inc. (a)	42	891
Doximity, Inc. - Class A (a)	28	771
Guardant Health, Inc. (a)	37	1,000
Inspire Medical Systems, Inc. (a)	7	1,480
Insulet Corporation (a)	7	1,491
Moderna, Inc. (a)	33	3,231
Penumbra, Inc. (a)	4	945
Recursion Pharmaceuticals, Inc. - Class A (a) (b)	41	406
Sana Biotechnology, Inc. (a)	27	110
		12,624
Real Estate 2.6%
CoStar Group, Inc. (a)	28	2,461
Industrials 2.4%
Watsco, Inc.	5	2,263
Financials 2.3%
Affirm Holdings, Inc. - Class A (a)	37	1,835
Lemonade, Inc. (a) (b)	24	382
		2,217
Consumer Staples 0.5%
Oddity Tech Ltd - Class A (a)	11	487
Materials 0.4%
Ginkgo Bioworks Holdings, Inc. - Class A (a)	203	343
Total Common Stocks (cost $110,057)		94,475
RIGHTS 0.0%
ABIOMED, Inc. (a) (c)	8	14
Total Rights (cost $0)		14
SHORT TERM INVESTMENTS 1.6%
Investment Companies 1.2%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	1,122	1,122
Securities Lending Collateral 0.4%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	414	414
Total Short Term Investments (cost $1,536)		1,536
Total Investments 100.6% (cost $111,593)		96,025
Other Assets and Liabilities, Net (0.6)%		(556)
Total Net Assets 100.0%		95,469

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Baillie Gifford U.S. Equity Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	3,665	27,358	29,901	46	—	—	1,122	1.2
JNL Government Money Market Fund, 5.32% - Class SL	—	7,526	7,112	13	—	—	414	0.4
JNL Securities Lending Collateral Fund - Institutional Class	198	3,289	3,487	7	—	—	—	—
	3,863	38,173	40,500	66	—	—	1,536	1.6

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Baillie Gifford U.S. Equity Growth Fund
Assets - Securities
Common Stocks	94,475	—	—	94,475
Rights	—	—	14	14
Short Term Investments	1,536	—	—	1,536
	96,011	—	14	96,025

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/BlackRock Global Allocation Fund
COMMON STOCKS 59.4%
Information Technology 12.9%
Acer Inc.	242	424
Adobe Inc. (a)	4	2,464
Advanced Micro Devices, Inc. (a) (b)	73	10,735
ANSYS, Inc. (a)	13	4,899
Apple Inc. (c)	261	50,265
Applied Materials, Inc. (b)	60	9,742
ASE Technology Holding Co., Ltd.	61	268
ASM Pacific Technology Limited	20	194
ASML Holding N.V.	30	22,438
ASUSTeK Computer Inc.	66	1,054
Atlassian Corporation - Class A (a)	4	880
Autodesk, Inc. (a)	13	3,204
BE Semiconductor Industries N.V.	4	644
Broadcom Inc.	2	2,005
BYD Electronic (International) Company Limited	5	21
Cadence Design Systems, Inc. (a)	26	7,001
Cisco Systems, Inc.	15	762
Compal Electronics, Inc.	683	886
CrowdStrike Holdings, Inc. - Class A (a)	20	5,033
Dassault Systemes	18	871
Datadog, Inc. - Class A (a) (b)	51	6,176
Dell Technologies Inc. - Class C	12	946
F5, Inc. (a)	31	5,468
Fair Isaac Corporation (a)	1	1,041
Fortinet, Inc. (a)	84	4,919
Foxconn Industrial Internet Co., Ltd. - Class A	140	297
FUJIFILM Holdings Corporation	48	2,867
HCL Technologies Limited	4	66
Hewlett Packard Enterprise Company	12	210
Hundsun Technologies Inc. - Class A	9	36
Informatica Inc. - Class A (a)	51	1,462
Intel Corporation	30	1,483
Intuit Inc.	7	4,246
Juniper Networks, Inc.	2	45
Keyence Corporation	26	11,475
Keysight Technologies, Inc. (a)	13	2,028
KLA Corporation	8	4,765
KYOCERA Corporation	2	35
Lam Research Corporation	3	2,038
Lite-On Technology Corporation	119	453
Lookout, Inc. (d) (e)	21	48
Lookout, Inc. (d) (e)	284	1,269
Marvell Technology, Inc.	18	1,064
MediaTek Inc.	18	595
Microchip Technology Incorporated	2	140
Micron Technology, Inc.	106	9,058
Microsoft Corporation (b) (c)	206	77,541
Mirion Technologies (US), Inc. - Class A (a)	42	430
Money Forward, Inc. (a)	5	137
Net One Systems Co., Ltd.	9	153
Nice Ltd - ADR (a) (b)	40	7,905
Nomura Research Institute Ltd	45	1,312
Novatek Microelectronics Corp.	27	454
NVIDIA Corporation (b)	45	22,160
Oracle Corporation Japan	2	131
Otsuka Corporation (f)	16	643
Palo Alto Networks, Inc. (a)	18	5,298
Qualcomm Incorporated	6	851
Quanta Computer Inc.	287	2,097
Rakus Co., Ltd.	58	1,069
Roper Technologies, Inc.	—	104
Salesforce, Inc. (a)	50	13,161
Samsung Electronics Co Ltd	21	1,258
Samsung SDI Co., Ltd.	2	590
SAP SE - ADR	10	1,606
SAP SE	13	2,029
Seagate Technology Holdings Public Limited Company	10	891
Shenzhen Transsion Holdings Co., Ltd. - Class A	32	629
Shopify Inc. - Class A (a)	20	1,572
SK Hynix Inc.	53	5,794
Skyworks Solutions, Inc.	8	891
STMicroelectronics N.V.	13	640
Taiwan Semiconductor Manufacturing Company Limited	570	10,983
Tata Consultancy Services Limited	1	32
TE Connectivity Ltd. (e)	45	6,314
Tokyo Electron Limited	18	3,238
Unigroup Guoxin Microelectronics Co., Ltd. - Class A (a)	4	37
Venture Corporation Limited	10	101
VeriSign, Inc. (a)	15	3,135
WiseTech Global Limited	3	152
Wistron Corporation	115	369
Workday, Inc. - Class A (a)	—	76
Zhongji Innolight Co., Ltd. - Class A	24	381
Zscaler, Inc. (a)	15	3,278
		363,462
Financials 8.5%
ABN AMRO Bank N.V. - DCR (e)	119	1,790
Adyen N.V. (a) (e)	4	5,799
AIA Group Limited	663	5,787
Aktiebolaget Industrivarden - Class A	7	229
American Express Company	5	857
ANZ Group Holdings Limited	41	720
AON Public Limited Company - Class A	4	1,228
Assurant, Inc.	2	305
AXA	58	1,899
B3 S.A. - Brasil, Bolsa, Balcao	597	1,776
Banco Santander, S.A.	273	1,143
Berkshire Hathaway Inc. - Class B (a)	4	1,371
Block, Inc. - Class A (a)	23	1,773
BNP Paribas	141	9,729
BOC Hong Kong (Holdings) Limited	23	61
Brookfield Corporation - Class A	3	122
Capital One Financial Corporation	9	1,190
Capitec Bank Holdings	3	374
China Merchants Bank Co., Ltd. - Class H	66	234
Chubb Limited	47	10,702
Cielo S.A.	691	664
Citigroup Inc.	34	1,773
CME Group Inc. - Class A	3	657
Comerica Incorporated	2	114
COMMERZBANK Aktiengesellschaft	180	2,140
Credicorp Ltd.	1	133
Customers Bancorp, Inc. (a)	1	46
Direct Line Insurance Group PLC (a)	111	259
Finecobank Banca Fineco SPA	22	324
First Citizens BancShares, Inc. - Class A	—	272
Franklin Resources, Inc.	58	1,722
Hana Financial Group Inc.	5	176
Hang Seng Bank, Limited	8	92
HDFC Bank Limited	167	3,420
Hyundai Marine & Fire Insurance Co., Ltd.	2	41
ING Groep N.V.	635	9,504
Intesa Sanpaolo SPA	3,419	10,005
Invesco Ltd.	87	1,544
J.P. Morgan Chase & Co.	125	21,338
Julius Bar Gruppe AG - Class N	11	631
KB Financial Group Inc.	46	1,942
KBC Groep	7	473
Kotak Mahindra Bank Limited	6	131
Legal & General Group PLC	70	223
London Stock Exchange Group PLC	19	2,264
LPL Financial Holdings Inc.	35	8,077
Macquarie Group Limited	4	530
MarketAxess Holdings Inc.	4	1,162
Marsh & Mclennan Companies, Inc.	81	15,322
MasterCard Incorporated - Class A (b)	52	22,097
Medibank Private Limited	202	491
Meritz Financial Group Inc.	13	573
MetLife, Inc.	15	978
Mitsubishi UFJ Financial Group Inc	1,542	13,231
Mizuho Financial Group, Inc.	32	545
Moody's Corporation	1	248
Morgan Stanley	15	1,378

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Mr. Cooper Group Inc. (a)	17	1,086
MSCI Inc. - Class A	4	1,992
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	1	500
Nasdaq, Inc.	30	1,743
National Bank of Canada	8	600
NatWest Group PLC	211	590
Oversea-Chinese Banking Corporation Limited	15	150
Power Corporation of Canada (f)	10	276
Powszechny Zaklad Ubezpieczen Spolka Akcyjna	22	268
PT Bank Mandiri (Persero) Tbk.	717	282
PT. Bank Central Asia Tbk	743	454
Royal Bank of Canada	5	509
S&P Global Inc.	11	4,874
Samsung Fire & Marine Insurance Co., Ltd.	2	435
SCOR SE	7	194
Societe Generale	20	534
Sompo Holdings, Inc.	9	440
Sumitomo Mitsui Financial Group, Inc.	15	738
Synchrony Financial	65	2,500
T. Rowe Price Group, Inc.	9	917
Texas Capital Bancshares, Inc. (a)	3	178
The Charles Schwab Corporation	16	1,122
The Goldman Sachs Group, Inc.	2	686
The Hartford Financial Services Group, Inc.	12	974
The Progressive Corporation	77	12,198
The Travelers Companies, Inc.	6	1,066
UBS Group AG	215	6,642
UniCredit S.p.A.	275	7,483
Visa Inc. - Class A	26	6,754
Wells Fargo & Company	182	8,972
Willis Towers Watson Public Limited Company	4	1,037
		237,803
Health Care 8.0%
Abbott Laboratories	96	10,599
AbbVie Inc.	10	1,608
Aier Eye Hospital Group Co., Ltd - Class A	25	56
Alcon AG	114	8,933
Alfresa Holdings Corporation	7	114
Amgen Inc.	2	555
Astellas Pharma Inc.	52	616
AstraZeneca PLC - ADR	58	3,889
AstraZeneca PLC	66	8,964
Baxter International Inc.	5	195
Bayer Aktiengesellschaft - Class N	15	551
Boston Scientific Corporation (a) (c)	249	14,409
Cardinal Health, Inc.	2	199
Carl Zeiss Meditec AG	2	258
Centene Corporation (a)	31	2,276
Chugai Pharmaceutical Co., Ltd.	4	148
CSL Limited	6	1,239
DexCom, Inc. (a)	38	4,728
Dr Sulaiman Al Habib For Medical Service Group Company (Closed Joint Stock)	1	40
Edwards Lifesciences Corporation (a)	60	4,564
Eli Lilly and Company	20	11,753
EssilorLuxottica	48	9,632
Gilead Sciences, Inc.	25	2,017
Grand Round, Inc. (d) (e)	644	657
GSK PLC	31	570
H. Lundbeck A/S - Class B	6	31
HCA Healthcare, Inc.	4	1,174
Hikma Pharmaceuticals Public Limited Company	5	116
Hoya Corporation	51	6,375
Humana Inc.	38	17,396
Incyte Corporation (a)	5	337
Insulet Corporation (a)	9	1,957
Intuitive Surgical, Inc. (a) (b)	26	8,642
JEOL Ltd.	3	118
Johnson & Johnson	55	8,545
M3, Inc.	13	216
MANI, Inc.	5	71
Masimo Corporation (a)	11	1,320
McKesson Corporation	1	660
Medipal Holdings Corporation	2	24
Merck & Co., Inc.	141	15,333
MERCK Kommanditgesellschaft auf Aktien	5	758
Mettler-Toledo International Inc. (a)	2	2,311
NMC Health PLC (d)	162	—
Novartis AG - Class N	41	4,178
Novo Nordisk A/S - Class B	97	10,016
Pfizer Inc.	219	6,296
Regeneron Pharmaceuticals, Inc. (a)	—	408
ResMed Inc.	8	1,293
Sanofi	41	4,038
Santen Pharmaceutical Co., Ltd.	6	61
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. - Class H	53	117
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	6	259
Suzuken Co., Ltd.	2	76
Sysmex Corporation	107	5,970
Takeda Pharmaceutical Co Ltd	38	1,095
Teleflex Incorporated	2	427
The Cigna Group	1	303
Thermo Fisher Scientific Inc.	26	13,804
UCB	1	59
UnitedHealth Group Incorporated (b)	35	18,466
Universal Health Services, Inc. - Class B	4	575
Vertex Pharmaceuticals Incorporated (a)	2	808
Viatris Inc.	38	413
Zoetis Inc. - Class A	18	3,529
		226,145
Industrials 7.5%
3M Company	20	2,160
A.P. Moller - Maersk A/S - Class B	—	708
Ackermans	—	34
AENA, S.M.E., S.A. (e)	1	144
AGC Inc. (f)	1	52
Aktiebolaget SKF - Class B	79	1,571
Allegion Public Limited Company	1	97
American Airlines Group Inc. (a)	19	259
ANA Holdings Inc.	11	245
Assa Abloy AB - Class B	133	3,827
Atlas Copco Aktiebolag - Class A	58	995
BAE Systems PLC	855	12,115
BayCurrent Consulting , Inc.	13	455
C.H. Robinson Worldwide, Inc.	7	609
Canadian National Railway Company	9	1,142
Caterpillar Inc.	2	488
CNH Industrial N.V.	62	753
Compagnie De Saint-Gobain	120	8,812
Contemporary Amperex Technology Co., Limited - Class A	143	3,293
Daikin Industries, Ltd.	11	1,742
Deere & Company	—	199
Delta Air Lines, Inc.	104	4,178
Deutsche Lufthansa Aktiengesellschaft (a)	98	870
Embraer S.A. (a)	89	409
EVA Airways Corporation	899	922
Experian PLC	14	575
FANUC Corporation	265	7,766
Fastenal Company	12	774
Ferguson Holdings Limited	3	533
Flughafen Zurich AG - Class N	—	64
Fortive Corporation	142	10,444
Geberit AG - Class N	—	47
General Dynamics Corporation	8	1,980
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. - Class B	4	38
Grupo Aeroportuario del Sureste, S.A.B. de C.V. - Class B	11	311
GS Engineering & Construction Corp.	14	161
GS Yuasa Corporation	8	108
Hanwha Aerospace CO., LTD.	6	556
HD Hyundai Infracore Co., Ltd.	119	746
HD Korea Shipbuilding & Offshore Engineering Co., Ltd. (a)	—	42
Illinois Tool Works Inc.	1	384
Ingersoll Rand Inc.	170	13,123

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Japan Airlines Co., Ltd.	481	9,324
Johnson Controls International Public Limited Company	6	318
Kamigumi Co., Ltd.	4	100
Kawasaki Heavy Industries, Ltd.	12	260
Kingspan Group Public Limited Company	15	1,321
Komatsu Ltd.	157	4,088
Kone Corporation - Class B	12	579
Kuhne & Nagel International AG	5	1,883
Kyushu Railway Company	25	546
Leidos Holdings, Inc.	3	377
LIXIL Corporation	28	344
Lockheed Martin Corporation (b)	23	10,201
Makita Corporation	15	405
Marubeni Corporation	29	463
Masco Corporation	32	2,171
Mitsubishi Electric Corporation	45	640
Mitsui & Co., Ltd.	167	6,259
Mitsui O.S.K. Lines, Ltd.	10	327
MTR Corporation Limited	38	148
NIBE Industrier AB - Class B	20	138
Nidec Corporation	30	1,196
Nihon M&A Center Holdings Inc.	37	201
Nippon Yusen Kabushiki Kaisha	22	681
Northrop Grumman Corporation (b)	31	14,534
Orient Overseas (International) Limited	26	363
PACCAR Inc	12	1,161
Paycom Software, Inc.	8	1,572
Qantas Airways Limited (a)	58	211
RATIONAL Aktiengesellschaft	—	59
Relx PLC	169	6,708
Rockwell Automation, Inc.	26	8,008
Rollins, Inc.	44	1,939
RXO Inc. (a)	8	191
Samsung C&T Corporation	6	573
Sarcos Technology And Robotics Corporation (a) (f)	1	1
Schneider Electric SE	3	540
Seatrium Limited (a)	723	65
Siemens Aktiengesellschaft - Class N	61	11,461
Singapore Technologies Engineering Ltd	42	124
SITC International Holdings Company Limited	102	176
SMC Corporation	13	7,124
Snap-on Incorporated	—	102
Sojitz Corporation	25	557
Spirax-Sarco Engineering PLC	22	2,897
Teleperformance SE	2	225
TOTO Ltd.	11	297
TransDigm Group Incorporated	2	2,288
Trelleborg AB - Class B	14	469
Uber Technologies, Inc. (a) (b)	17	1,077
United Airlines Holdings, Inc. (a) (b)	100	4,117
United Parcel Service, Inc. - Class B	39	6,130
Veralto Corporation	67	5,504
Verisk Analytics, Inc.	14	3,447
VINCI	35	4,376
Wolters Kluwer N.V. - Class C	2	299
		212,296
Consumer Discretionary 7.3%
Accor	79	3,001
Alibaba Group Holding Limited (e)	102	992
Amazon.com, Inc. (a) (b)	279	42,329
Aptiv PLC (a)	52	4,644
Bajaj Auto Limited	2	151
Bayerische Motoren Werke Aktiengesellschaft	18	2,032
Booking Holdings Inc. (a)	1	4,846
Boyd Gaming Corporation	1	76
Bridgestone Corporation (f)	14	562
Burberry Group PLC	56	1,003
BYD Company Limited - Class H	429	11,842
Compass Group PLC	147	4,032
D.R. Horton, Inc.	15	2,241
eBay Inc.	21	925
Eicher Motors Limited	2	114
Evolution AB (publ) (e)	9	1,016
Ferrari N.V.	13	4,253
Fila Holdings Corp.	3	100
Floor & Decor Holdings, Inc. - Class A (a)	28	3,142
Ford Motor Company	91	1,115
General Motors Company	76	2,714
Genius Sports Limited (a) (f)	107	662
Genting Singapore Limited	80	61
Golden Entertainment, Inc.	2	85
Haidilao International Holding Ltd. (e)	254	474
Heiwa Corporation	4	52
Hermes International	1	1,930
Hilton Worldwide Holdings Inc. (b)	22	4,083
Home Depot, Inc., The	3	1,102
Honda Motor Co., Ltd.	503	5,203
Hyundai Motor Company	3	488
Industria de Diseno Textil, S.A.	20	891
Jawbone Inc. (d) (e)	98	—
JD.com, Inc. - Class A	81	1,169
Kering	8	3,598
KIA Corporation	7	540
Kingfisher PLC	92	287
La Francaise Des Jeux (g)	14	523
Las Vegas Sands Corp.	38	1,883
Lennar Corporation - Class A	20	2,913
Li Auto Inc. (a)	65	1,235
LKQ Corporation	172	8,213
Lojas Renner S/A.	275	980
Lululemon Athletica Canada Inc. (a)	1	360
LVMH Moet Hennessy Louis Vuitton	15	12,064
M/I Homes, Inc. (a)	8	1,110
Magazine Luiza S.A.	1,474	650
Mazda Motor Corporation	32	347
McDonald's Corporation (b)	36	10,694
Meituan - Class B (a) (e)	33	347
MercadoLibre S.R.L (a)	—	473
Mercedes-Benz Group AG - Class N	76	5,278
MGM Resorts International (a)	86	3,829
Mitsubishi Motors Corporation	114	363
Nike, Inc. - Class B	20	2,194
Oppein Home Group Inc. - Class A	3	32
O'Reilly Automotive, Inc. (a)	—	42
Panasonic Holdings Corporation	81	800
Pearson PLC	68	830
Peloton Interactive, Inc. - Class A (a)	82	499
Prosus N.V. - Class N	77	2,307
Resorttrust, Inc.	4	66
Royal Caribbean Cruises Ltd. (a)	13	1,716
Sands China Ltd. (a)	112	327
Sega Sammy Holdings, Inc.	10	138
Sekisui House, Ltd.	13	293
SKYLARK Holdings Co., Ltd. (f)	6	91
Stanley Electric Co., Ltd.	7	124
Starbucks Corporation	53	5,107
Sumitomo Rubber Industries, Ltd.	5	58
Tapestry, Inc.	28	1,041
Tesla Inc. (a) (b)	13	3,131
TJX Companies, Inc., The	115	10,821
Toyota Motor Corporation	445	8,170
Trip.com Group Limited (a)	9	330
Volvo Cars AB - Class B (a)	73	236
Wesfarmers Limited	22	855
Wynn Macau, Limited (a) (f)	1,117	918
Wynn Resorts, Limited	4	351
Yum China Holdings, Inc.	12	489
Yum! Brands, Inc.	1	66
Zalando SE (a) (e)	38	917
ZOZO, Inc.	36	804
		205,770
Consumer Staples 3.9%
Ain Holdings Inc.	1	22
Altria Group, Inc.	4	173
American Beverage Co Ambev	383	1,080
Amorepacific Corporation	28	3,148
Anhui Gujing Distillery Company Limited - Class B	2	34
Archer-Daniels-Midland Company	72	5,235

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Barry Callebaut AG - Class N	—	106
British American Tobacco P.L.C.	16	459
Bunge Limited	66	6,692
Campbell Soup Company	1	33
Carrefour	13	239
Coca-Cola HBC AG	19	547
Colgate-Palmolive Company	4	335
Costco Wholesale Corporation	18	12,158
Fomento Economico Mexicano, S.A. B. De C.V.	31	404
George Weston Limited	3	392
Hormel Foods Corporation	2	52
ITO EN, LTD.	5	142
Kellanova	3	142
Kenvue Inc.	184	3,955
Kewpie Corporation	4	67
Kimberly-Clark Corporation	12	1,458
Koninklijke Ahold Delhaize N.V.	89	2,573
Kose Corporation (f)	39	2,901
Kusuri no Aoki Holdings Co., Ltd.	3	64
Loblaw Companies Limited	1	62
L'Oreal	4	1,764
McCormick & Company, Incorporated	18	1,264
Meiji Holdings Co., Ltd.	3	81
Metcash Limited	42	101
Metro Inc. - Class A	20	1,059
Molson Coors Beverage Company - Class B	1	36
Nestle S.A. - Class N	188	21,748
Nichirei Corporation	1	25
Nongfu Spring Co., Ltd. - Class H (e)	25	142
PepsiCo, Inc.	15	2,555
Pigeon Corporation (f)	16	186
Shiseido Company, Limited (f)	85	2,567
Tesco PLC	109	406
The Clorox Company	5	721
The Coca-Cola Company	24	1,385
The Estee Lauder Companies Inc. - Class A	3	411
The J. M. Smucker Company	13	1,609
Unilever PLC	286	13,837
Wal - Mart de Mexico, S.A.B. de C.V.	169	709
Walmart Inc. (b)	87	13,720
Want Want China Holdings Limited	93	56
Wilmar International Limited	59	161
Woolworths Group Limited	54	1,370
Yakult Honsha Co., Ltd.	1	29
		108,415
Communication Services 3.6%
Alphabet Inc. - Class C (a) (b)	261	36,790
AT&T Inc.	185	3,100
Auto Trader Group PLC	120	1,104
Baidu, Inc. - Class A (a) (e)	58	859
Bollore SE	13	82
Capcom Co., Ltd.	—	3
Cellnex Telecom, S.A. (e)	314	12,380
China Tower Corporation Limited - Class H (e)	1,066	112
Chunghwa Telecom Co., Ltd.	38	149
Comcast Corporation - Class A	142	6,243
Electronic Arts Inc.	6	862
Elisa Oyj	18	849
Far EasTone Telecommunications Co., Ltd.	57	148
Former Charter Communications Parent, Inc. - Class A (a)	13	5,231
Kakaku.com, Inc.	20	243
Koei Tecmo Holdings Co., Ltd.	5	51
Liberty Media Corporation - Series A (a)	18	668
Liberty Media Corporation - Series C (a)	18	657
Lions Gate Entertainment Corp. - Class A (a)	62	680
Match Group, Inc. (a)	6	221
Meta Platforms, Inc. - Class A (a)	17	6,070
Ncsoft Corporation	3	575
Netflix, Inc. (a)	4	1,957
NetLink NBN Trust	60	38
Nintendo Co., Ltd.	22	1,153
Omnicom Group Inc.	3	218
Paramount Global - Class B (b) (f)	10	155
Rightmove PLC	12	89
Saudi Telecom Company	16	176
Scout24 SE (e)	2	144
Singapore Telecommunications Limited	123	230
Taiwan Mobile Co., Ltd.	38	122
Telefonica Brasil S.A.	19	212
Telia Company AB	429	1,095
Tencent Holdings Limited	142	5,367
TIM S.A	24	88
Verizon Communications Inc.	67	2,512
Vivendi SE	3	33
Walt Disney Company, The	126	11,401
		102,067
Energy 3.5%
Apa Corp.	5	184
Bharat Petroleum Corporation Limited	38	204
BP P.L.C.	115	687
California Resources Corporation	13	716
Cameco Corporation	127	5,469
Canadian Natural Resources Limited	7	432
Cheniere Energy, Inc.	7	1,202
Chesapeake Energy Corporation (f)	2	182
Chevron Corporation	48	7,212
ConocoPhillips (b) (c)	96	11,147
Cosan S.A.	13	52
Coterra Energy Inc.	16	398
Diamondback Energy, Inc.	2	246
Enbridge Inc.	317	11,416
Enterprise Products Partners L.P.	27	719
EOG Resources, Inc.	17	2,041
Equinor ASA	43	1,363
Exxon Mobil Corporation	3	311
Green Plains Inc. (a)	23	582
Indian Oil Corporation Limited	92	144
Kinder Morgan, Inc.	1	24
Koninklijke Vopak N.V.	24	792
Marathon Oil Corporation	15	350
Marathon Petroleum Corporation	9	1,314
Pembina Pipeline Corporation	36	1,245
PetroChina Company Limited - Class A	616	612
PetroChina Company Limited - Class H	378	250
Phillips 66	5	717
Repsol SA.	14	215
Saudi Arabian Oil Company (e)	5	43
Schlumberger Limited	44	2,275
Shell PLC - Class A	521	17,159
Shell PLC - Class A - ADR	96	6,349
Suncor Energy Inc.	250	8,020
The Williams Companies, Inc.	5	159
TotalEnergies SE	61	4,164
Transocean Ltd. (a) (e)	181	1,147
Valero Energy Corporation (b)	57	7,461
		97,003
Materials 2.4%
Air Products and Chemicals, Inc.	30	8,083
Albemarle Corporation	21	3,089
Anglo American Platinum	4	187
Anglo American PLC	12	312
ArcelorMittal	28	805
Ball Corporation	4	211
BASF SE - Class N	9	468
BHP Group Limited	69	2,360
CF Industries Holdings, Inc.	83	6,591
Clariant AG - Class N	38	561
CRH Public Limited Company	89	6,131
Crown Holdings, Inc.	3	295
Ecolab Inc.	2	384
Element Solutions Inc.	28	652
Franco-Nevada Corporation	13	1,416
Freeport-McMoRan Inc.	183	7,782
Glencore PLC	1,283	7,724
Holcim AG	14	1,076
International Paper Company	50	1,795
JFE Holdings, Inc.	21	323
Kansai Paint Co., Ltd	11	191
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Kobe Steel, Ltd. (f)	20	260
Kumba Iron Ore Ltd (e)	13	422
Legacy Vulcan Corp.	28	6,269
Linde Public Limited Company	3	1,385
Nippon Paint Holdings Co., Ltd.	141	1,137
Nippon Steel Corporation	27	610
Norsk Hydro ASA	27	185
Northern Star Resources Ltd	60	556
Nucor Corporation	6	1,045
Packaging Corporation of America	1	184
Pilbara Minerals Limited (f)	57	156
Quintis Limited (d) (e)	3,771	—
Shin-Etsu Chemical Co., Ltd.	31	1,299
Sika AG	3	1,090
South32 Limited	104	234
Southern Copper Corporation	2	175
SSAB AB - Class A	10	77
SSAB AB - Class B	63	484
Symrise AG	9	997
Thyssenkrupp AG	80	561
Vale S.A.	27	422
		67,984
Utilities 1.2%
American Water Works Company, Inc.	18	2,373
Edison International	17	1,236
Endesa, S.A.	7	145
Enel S.p.A	60	448
Eversource Energy	19	1,203
NextEra Energy, Inc.	146	8,880
Orsted A/S (e)	9	511
RWE Aktiengesellschaft	14	630
Sempra	204	15,215
Snam S.P.A.	71	365
The AES Corporation	45	867
WEC Energy Group Inc.	7	631
Xcel Energy Inc.	8	473
		32,977
Real Estate 0.6%
American Tower Corporation	42	9,126
Banco Actinver, S.A., Institucion de Banca Multiple, Grupo Financiero Actinver	216	389
Equinix, Inc.	2	1,303
Equity Residential	7	427
Healthpeak OP, LLC	60	1,192
Hongkong Land Holdings Limited	28	96
Park Hotels & Resorts Inc.	17	257
ProLogis Inc.	17	2,263
PSP Swiss Property AG - Class N	1	120
Swiss Prime Site AG - Class N	1	69
VICI Properties Inc.	31	990
		16,232
Total Common Stocks (cost $1,500,363)		1,670,154
GOVERNMENT AND AGENCY OBLIGATIONS 9.4%
Sovereign 6.0%
Bank Gospodarstwa Krajowego
6.25%, 10/31/28 (g)	200	211
Cabinet of Ministers of Ukraine
0.00%, 09/01/25 - 09/01/26 (a) (e) (h)	470	133
0.00%, 03/15/35 (a) (g) (h)	477	111
CBB International Sukuk Company S.P.C
5.45%, 09/16/32 (e)	219	201
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
2.78%, 01/23/31	319	278
1.86%, 12/01/32 (f)	608	476
Departamento Administrativo De La Presidencia De La Republica
4.50%, 01/28/26	279	274
3.88%, 03/22/26, EUR	100	109
3.88%, 04/25/27	283	270
6.00%, 04/28/28, COP	11,966,500	2,726
7.00%, 03/26/31, COP	11,297,600	2,520
3.13%, 04/15/31	413	338
8.00%, 04/20/33	329	361
Estado Espanol
2.55%, 10/31/32, EUR	37,467	40,277
3.15%, 04/30/33, EUR (g)	2,370	2,657
3.90%, 07/30/39, EUR (g)	3,675	4,290
2.90%, 10/31/46, EUR (e)	3,558	3,531
3.45%, 07/30/66, EUR	2,764	2,804
Gobierno de la Republica de Guatemala
5.25%, 08/10/29 (e)	360	353
5.25%, 08/10/29 (g)	170	167
7.05%, 10/04/32 (g)	260	276
6.60%, 06/13/36 (g)	200	205
Gobierno De La Republica Oriental Del Uruguay
5.75%, 10/28/34	353	383
Gobierno Federal de los Estados Unidos Mexicanos
3.75%, 01/11/28	280	270
8.50%, 03/01/29 - 11/18/38, MXN	24,739	1,401
2.66%, 05/24/31	433	366
7.50%, 05/26/33, MXN	57,388	3,061
6.35%, 02/09/35	407	426
Government of Saudi Arabia
5.00%, 01/18/53 (g)	316	297
Government of the Republic of Panama
6.40%, 02/14/35	359	351
6.85%, 03/28/54	280	263
Government of the Sultanate of Oman
6.50%, 03/08/47 (e)	300	305
6.75%, 01/17/48 (e)	389	406
HM Treasury
3.75%, 10/22/53, GBP (e)	2,943	3,511
0.50%, 10/22/61, GBP (e)	16,502	7,158
Magyar Export-Import Bank Zartkoruen Mukodo Reszvenytarsasag
6.00%, 05/16/29, EUR (e)	240	280
Ministerio De Hacienda Y Credito Publico
5.75%, 11/03/27, COP	4,221,900	965
Ministerul Finantelor Publice
5.25%, 11/25/27 (g)	172	170
Morocco, Kingdom of
5.95%, 03/08/28 (g)	200	205
Nigeria, Federal Government of
8.38%, 03/24/29 (g)	209	200
7.63%, 11/28/47 (e)	200	159
Perusahaan Penerbit Surat Berharga Syariah Negara Indonesia
4.40%, 06/06/27 (g)	200	199
Presidence de la Republique de Cote d'Ivoire
6.38%, 03/03/28 (e)	604	592
5.88%, 10/17/31, EUR (e)	100	99
Presidencia Da Republica
0.00%, 07/01/24, BRL (i)	90,281	17,670
10.00%, 01/01/25 - 01/01/27, BRL	60,675	12,536
Presidencia De La Nacion
1.00%, 07/09/29	573	229
0.75%, 07/09/30 (j)	5,456	2,189
3.63%, 07/09/35 (j)	6,725	2,286
4.25%, 01/09/38 (j)	2,278	900
Presidencia de la Republica de Chile
4.34%, 03/07/42	354	317
Presidencia de la Republica Dominicana
6.88%, 01/29/26 (e)	231	235
5.95%, 01/25/27 (e)	324	325
4.50%, 01/30/30 (g)	370	340
7.05%, 02/03/31 (g)	150	158
4.88%, 09/23/32 (g)	597	543
Romania, Government of
2.88%, 03/11/29, EUR (e)	355	354
2.50%, 02/08/30, EUR (e)	374	357
2.12%, 07/16/31, EUR (e)	210	184
Sandor-Palota
5.38%, 03/25/24	58	58
6.75%, 10/22/28, HUF	607,810	1,817
5.25%, 06/16/29 (g)	344	345
Saudi Arabia, Kingdom of
4.50%, 04/17/30 (e)	399	399

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Senegal, Government of
6.25%, 05/23/33 (e)	204	182
South Africa, Parliament of
10.50%, 12/21/27, ZAR	93,138	5,330
4.85%, 09/30/29	282	264
8.00%, 01/31/30, ZAR	37,222	1,873
7.00%, 02/28/31, ZAR	36,681	1,680
5.88%, 04/20/32	273	259
9.00%, 01/31/40, ZAR	40,828	1,740
8.75%, 01/31/44, ZAR	16,848	684
5.00%, 10/12/46	450	332
The Arab Republic of Egypt
8.50%, 01/31/47 (g)	200	124
7.50%, 02/16/61 (g)	200	116
The Hashemite Kingdom of Jordan, The Government of
4.95%, 07/07/25 (e)	311	304
The Republic of Indonesia, The Government of
5.50%, 04/15/26, IDR	10,331,000	659
8.38%, 09/15/26, IDR	16,284,000	1,108
7.00%, 05/15/27, IDR	47,626,000	3,145
4.65%, 09/20/32	685	684
8.25%, 05/15/36, IDR	48,290,000	3,526
7.13%, 06/15/38, IDR (e)	63,961,000	4,332
Urad Vlady Ceske Republiky
2.75%, 07/23/29, CZK	81,840	3,471
5.00%, 09/30/30, CZK	69,480	3,331
Urzad Rady Ministrow
2.50%, 07/25/26, PLN	20,527	4,914
2.75%, 10/25/29, PLN	24,259	5,508
4.88%, 10/04/33	140	142
5.50%, 04/04/53	213	222
Vlada NA Republika Severna Makedonija
6.96%, 03/13/27, EUR (e)	115	132
		168,939
Mortgage-Backed Securities 1.7%
Federal National Mortgage Association, Inc.
TBA, 3.50%, 01/15/54 (k)	50,786	46,620
U.S. Treasury Note 1.1%
Treasury, United States Department of
4.00%, 12/15/25	20,893	20,785
4.63%, 09/30/28	10,372	10,713
		31,498
U.S. Treasury Inflation Indexed Securities 0.6%
Treasury, United States Department of
0.13%, 04/15/27 (l)	4,238	3,983
0.63%, 07/15/32 (c) (l)	13,592	12,443
		16,426
Commercial Mortgage-Backed Securities 0.0%
Federal Home Loan Mortgage Corporation
Interest Only, Series X1-KW09, REMIC, 0.80%, 05/25/29 (m)	9,213	296
Interest Only, Series XFX-KL06, REMIC, 1.36%, 12/25/29 (m)	1,350	75
Interest Only, Series X1-K105, REMIC, 1.52%, 01/25/30 (m)	1,729	126
Interest Only, Series X1-K109, REMIC, 1.58%, 04/25/30 (m)	2,377	182
Interest Only, Series X1-K110, REMIC, 1.70%, 04/25/30 (m)	1,387	112
Interest Only, Series X1-K116, REMIC, 1.42%, 07/25/30 (m)	1,211	86
Interest Only, Series 2020-X1-K120, REMIC, 1.04%, 10/25/30 (m)	7,717	414
Federal National Mortgage Association, Inc.
Series 2018-A2-M13, REMIC, 3.74%, 09/25/30 (m)	256	248
		1,539
Collateralized Mortgage Obligations 0.0%
Federal Home Loan Mortgage Corporation
Series 2022-B1-DNA1, REMIC, 8.74%, (SOFR 30-Day Average + 3.40%), 01/25/32 (m)	331	332
Total Government And Agency Obligations (cost $267,805)		265,354
CORPORATE BONDS AND NOTES 7.9%
Communication Services 1.2%
Altice France
2.50%, 01/15/25, EUR (e)	137	146
2.13%, 02/15/25, EUR (e)	230	245
AT&T Inc.
2.90%, 12/04/26, GBP	245	297
5.50%, 03/15/27, GBP (e)	150	196
Comcast Corporation
0.25%, 09/14/29, EUR	326	311
Connect Finco SARL
6.75%, 10/01/26 (g)	2,275	2,262
CSC Holdings, LLC
5.25%, 06/01/24	1,756	1,721
5.50%, 04/15/27 (g)	1,072	979
DISH DBS Corporation
5.88%, 11/15/24	334	315
Dish Network Corporation
0.00%, 12/15/25 (i) (n)	652	405
Equipmentshare.Com Inc
9.00%, 05/15/28 (g)	2,326	2,401
Frontier Communications Holdings, LLC
8.75%, 05/15/30 (g)	1,462	1,505
8.63%, 03/15/31 (g)	1,165	1,188
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (g)	900	869
Frontier Florida LLC
6.86%, 02/01/28	1,354	1,309
Frontier North Inc.
6.73%, 02/15/28	300	286
GCI, LLC
4.75%, 10/15/28 (g)	204	188
Iliad Holding
5.13%, 10/15/26, EUR (e)	1,275	1,399
5.63%, 10/15/28, EUR (e) (f)	1,893	2,096
Informa Jersey Limited
3.13%, 07/05/26, GBP (e) (o)	100	122
Kenbourne Invest S.A.
6.88%, 11/26/24 (g)	202	140
Level 3 Financing, Inc.
4.63%, 09/15/27 (g)	837	505
Matterhorn Telecom S.A.
3.13%, 09/15/26, EUR (e)	1,972	2,104
Millicom International Cellular SA
5.13%, 01/15/28 (e)	234	218
Netflix, Inc.
3.63%, 05/15/27, EUR (e)	1,048	1,169
4.88%, 04/15/28	581	587
Nexstar Media Group, Inc.
4.75%, 11/01/28 (g)	259	239
Paramount Global
6.38%, 03/30/62	836	752
Playtika Holding Corp.
4.25%, 03/15/29 (g)	328	287
Rogers Communications Inc.
3.80%, 03/15/32	322	296
Sprint Spectrum Co LLC
4.74%, 03/20/25 (g)	197	196
Telefonica Emisiones SA
5.38%, 02/02/26, GBP (e)	267	344
T-Mobile USA, Inc.
4.95%, 03/15/28 (f)	505	513
3.50%, 04/15/31	483	442
2.70%, 03/15/32 (f)	747	637
Verizon Communications Inc.
4.07%, 06/18/24, GBP (e)	100	126
1.13%, 11/03/28, GBP	100	110
4.25%, 10/31/30, EUR	506	591
VFU Funding PLC
6.20%, 02/11/25 (e)	214	165
Virgin Media Secured Finance PLC
5.00%, 04/15/27, GBP (e)	1,929	2,389
4.25%, 01/15/30, GBP (e)	782	871

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Virgin Media Vendor Financing Notes III Designated Activity Company
4.88%, 07/15/28, GBP (e)	1,321	1,549
VMED O2 UK Financing I PLC
4.50%, 07/15/31, GBP (e)	653	718
		33,188
Financials 1.1%
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
5.88%, (100, 01/24/27) (g) (p)	200	184
Banco Santander, S.A.
3.13%, 10/06/26, GBP (e)	500	612
Bangkok Bank Public Company Limited
5.30%, 09/21/28 (g)	277	282
5.50%, 09/21/33 (g)	277	284
Bank of America Corporation
1.95%, 10/27/26, EUR (e)	556	595
2.50%, 02/13/31	733	629
2.59%, 04/29/31	514	443
1.90%, 07/23/31	158	129
1.92%, 10/24/31	466	378
Barclays PLC
4.38%, (100, 03/15/28) (n) (p)	214	167
3.00%, 05/08/26, GBP (e)	100	121
3.25%, 02/12/27, GBP (e)	100	120
BNP Paribas
4.63%, (100, 01/12/27) (g) (p)	214	187
3.38%, 01/23/26, GBP (e)	100	124
2.13%, 01/23/27, EUR (e)	600	643
1.88%, 12/14/27, GBP (e) (n)	100	115
Cerved Group SpA
6.00%, 02/15/29, EUR (g)	430	430
9.18%, (3 Month EURIBOR + 5.25%), 02/15/29, EUR (g) (m)	1,370	1,462
Citigroup Inc.
4.15%, (100, 11/15/26) (p)	127	109
1.25%, 07/06/26, EUR (e)	555	590
1.75%, 10/23/26, GBP	200	236
3.98%, 03/20/30	161	153
2.67%, 01/29/31	600	521
2.57%, 06/03/31	645	552
2.56%, 05/01/32	432	360
Citizens Bank, National Association
4.12%, 05/23/25	250	244
Cooperatieve Rabobank U.A.
1.88%, 07/12/28, GBP (e)	100	116
Corporacion Financiera de Desarrollo S.A.
4.75%, 07/15/25 (e)	344	338
Credit Suisse AG
7.95%, 01/09/25	561	574
2.95%, 04/09/25	616	597
5.00%, 07/09/27	611	611
Credit Suisse Group AG
0.65%, 01/14/28, EUR (e) (n)	1,120	1,129
Fidelity National Information Services, Inc.
1.50%, 05/21/27, EUR (e)	579	604
First Horizon Bank
5.75%, 05/01/30	600	570
Global Payments Inc.
4.88%, 03/17/31, EUR	269	311
GTCR W-2 Merger Sub LLC
8.50%, 01/15/31, GBP (g)	206	284
HSBC Holdings PLC
3.02%, 06/15/27, EUR (e)	542	591
1.75%, 07/24/27, GBP (n)	100	117
ING Groep N.V.
3.00%, 02/18/26, GBP (e)	100	123
J.P. Morgan Chase & Co.
3.65%, (100, 06/01/26) (p)	127	116
0.99%, 04/28/26, GBP (e)	345	415
1.09%, 03/11/27, EUR (e)	578	606
6.09%, 10/23/29	497	522
Kane Bidco Limited
5.00%, 02/15/27, EUR (g)	701	742
6.50%, 02/15/27, GBP (g)	1,247	1,477
KBC Groep
1.25%, 09/21/27, GBP (e) (n)	100	116
Level 3 1st Lien New Money
11.00%, 11/15/29 (d)	2,135	2,135
Liberty Costa Rica Senior Secured Finance
10.88%, 01/15/31 (g)	291	299
Lloyds Banking Group PLC
2.25%, 10/16/24, GBP (e)	278	345
Mercedes-Benz International Finance B.V.
1.38%, 06/26/26, EUR (e)	559	592
Morgan Stanley
1.34%, 10/23/26, EUR	705	746
3.77%, 01/24/29	805	768
2.70%, 01/22/31	66	58
2.24%, 07/21/32	174	142
Nasdaq, Inc.
4.50%, 02/15/32, EUR	390	460
Nationstar Mortgage Holdings Inc.
6.00%, 01/15/27 (g)	92	91
5.50%, 08/15/28 (g)	746	719
5.13%, 12/15/30 (g)	649	591
NatWest Group PLC
2.88%, 09/19/26, GBP (n)	100	122
3.13%, 03/28/27, GBP (e)	100	121
PennyMac Financial Services, Inc.
7.88%, 12/15/29 (g)	402	415
Santander UK Group Holdings PLC
3.63%, 01/14/26, GBP (e)	100	123
Societe Generale
1.88%, 10/03/24, GBP (e)	100	124
Suam Finance B.V.
4.88%, 04/17/24 (e)	337	335
Swedbank AB
1.38%, 12/08/27, GBP (e) (n)	100	115
Texas Capital Bancshares, Inc.
4.00%, 05/06/31	261	226
The Goldman Sachs Group, Inc.
0.25%, 01/26/28, EUR (e)	634	619
7.25%, 04/10/28, GBP	137	191
The Toronto-Dominion Bank
2.88%, 04/05/27, GBP (e) (n)	100	121
USB Capital IX
6.68%, (3 Month Term SOFR + 1.28%), (100, 02/08/24) (m) (p)	594	474
Wells Fargo & Company
1.38%, 10/26/26, EUR (e)	578	602
1.50%, 05/24/27, EUR (e)	882	913
4.81%, 07/25/28	1,163	1,155
		32,231
Consumer Staples 1.1%
Anheuser-Busch InBev
4.00%, 09/24/25, GBP (e)	100	126
APCOA Parking Holdings GmbH
8.97%, (3 Month EURIBOR + 5.00%), 01/15/27, EUR (g) (m)	1,441	1,591
BCP V Modular Services Finance II PLC
4.75%, 11/30/28, EUR (e)	1,306	1,331
6.13%, 11/30/28, GBP (g)	1,987	2,258
BCP V Modular Services Finance PLC
6.75%, 11/30/29, EUR (g)	2,650	2,390
Bellis Acquisition Company PLC
3.25%, 02/16/26, GBP (e)	3,886	4,587
Bellis Finco PLC
4.00%, 02/16/27, GBP (e)	1,305	1,440
Boparan Finance PLC
7.63%, 11/30/25, GBP (e)	1,736	1,960
China Milk Products Group Limited
0.00%, 01/05/12 (a) (d) (h) (i) (n)	100	—
Coty Inc.
3.88%, 04/15/26, EUR (e)	1,611	1,770
5.75%, 09/15/28, EUR (e)	208	241
6.63%, 07/15/30 (g)	119	122
DP World Salaam
6.00%, (100, 10/01/25) (e) (p)	260	259

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Gems Menasa (Cayman) Limited
7.13%, 07/31/26 (g)	215	212
General Mills, Inc.
0.13%, 11/15/25, EUR	916	954
0.45%, 01/15/26, EUR	721	751
GW B-CR Security Corporation
9.50%, 11/01/27 (f) (g)	216	218
Kraft Heinz Foods Company
4.13%, 07/01/27, GBP (e)	100	126
Market Bidco Finco PLC
5.50%, 11/04/27, GBP (e)	1,294	1,452
Marks and Spencer Group P.L.C.
3.75%, 05/19/26, GBP (e)	1,163	1,436
Minerva Luxembourg S.A.
8.88%, 09/13/33 (f) (g)	205	217
Procter & Gamble Company, The
4.88%, 05/11/27, EUR	369	433
REI Agro Limited
0.00%, 11/13/14 (a) (e) (h) (n)	628	3
0.00%, 11/13/14 (a) (g) (h) (n)	185	1
Sabre GLBL Inc.
8.63%, 06/01/27 (g)	1,055	959
11.25%, 12/15/27 (g)	858	840
Sigma Holdco B.V.
5.75%, 05/15/26, EUR (e)	1,199	1,181
Verisure Holding AB
3.88%, 07/15/26, EUR (e)	334	362
3.25%, 02/15/27, EUR (e)	595	629
9.25%, 10/15/27, EUR (g)	680	807
7.13%, 02/01/28, EUR (g)	328	381
Verisure Midholding AB
5.25%, 02/15/29, EUR (e)	1,277	1,350
		30,387
Consumer Discretionary 1.1%
Adler Pelzer Holding Gmbh
9.50%, 04/01/27, EUR	2,672	2,938
Affinity Gaming
6.88%, 12/15/27 (g)	285	254
Carrols Holdco Inc.
5.88%, 07/01/29 (g)	339	298
CDI Escrow Issuer, Inc.
5.75%, 04/01/30 (g)	351	342
Deuce Finco PLC
5.50%, 06/15/27, GBP (e)	1,949	2,314
5.50%, 06/15/27, GBP (g)	2,402	2,852
Douglas GmbH
6.00%, 04/08/26, EUR (e)	1,004	1,094
6.00%, 04/08/26, EUR (g)	1,181	1,287
EG Global Finance PLC
11.00%, 11/30/28, EUR (g)	1,012	1,187
12.00%, 11/30/28 (f) (g)	991	1,055
Forvia
2.75%, 02/15/27, EUR (e) (j)	1,929	2,032
Full House Resorts, Inc.
8.25%, 02/15/28 (g)	62	58
IHO Verwaltungs GmbH
3.88%, 05/15/27, EUR (e) (q)	618	666
8.75%, 05/15/28, EUR (e) (q)	654	787
Kirk Beauty SUN GmbH
8.25%, 10/01/26, EUR (e) (j) (q)	1,292	1,380
LGI Homes, Inc.
8.75%, 12/15/28 (g)	1,101	1,170
Lions Gate Capital Holdings LLC
5.50%, 04/15/29 (f) (g)	2,515	1,864
Lowe`s Companies, Inc.
2.63%, 04/01/31 (f)	322	282
Nissan Motor Co., Ltd.
2.65%, 03/17/26, EUR (e)	340	366
Punch Finance PLC
6.13%, 06/30/26, GBP (e)	1,291	1,523
Rakuten Group, Inc.
10.25%, 11/30/24 (g)	305	313
Sabre GLBL Inc.
9.25%, 04/15/25 (g)	177	172
Sani/Ikos Financial Holdings 1 S.a r.l.
5.63%, 12/15/26, EUR (g)	1,224	1,273
Shiba Bidco S.P.A.
4.50%, 10/31/28, EUR (g)	1,589	1,644
Tapestry, Inc.
7.35%, 11/27/28 (f) (o)	535	561
Tenneco Inc.
8.00%, 11/17/28 (g)	835	714
The New Home Company Inc.
8.25%, 10/15/27 (g) (j)	336	313
Univision Communications Inc.
8.00%, 08/15/28 (g)	515	532
Volkswagen Financial Services Aktiengesellschaft
0.88%, 01/31/28, EUR (e)	619	618
Volkswagen International Finance N.V.
1.88%, 12/03/24, GBP (e)	100	123
4.25%, 10/09/25, GBP (e)	100	125
		30,137
Industrials 0.9%
Aeropuerto Internacional de Tocumen, S.A.
5.13%, 08/11/61 (g)	200	151
Aeropuertos Dominicanos Siglo XXI
6.75%, 03/30/29 (g)	200	199
Allegiant Travel Company
7.25%, 08/15/27 (g)	372	366
Ardagh Metal Packaging Finance Public Limited Company
2.00%, 09/01/28, EUR (e)	2,225	2,170
3.00%, 09/01/29, EUR (e)	653	578
Ardagh Packaging Finance Public Limited Company
5.25%, 08/15/27 (g)	203	158
Azzurra Aeroporti S.P.A.
2.13%, 05/30/24, EUR (e)	2,563	2,799
Clydesdale Acquisition Holdings, Inc.
8.75%, 04/15/30 (g)	383	355
Concentrix Corporation
6.65%, 08/02/26	510	523
Corporation De Securite Garda World
7.75%, 02/15/28 (g)	126	131
Embraer Netherlands Finance B.V.
7.00%, 07/28/30 (g)	235	246
Graftech Global Enterprises Inc.
9.88%, 12/15/28 (f) (g)	132	102
Mauser Packaging Solutions Holding Company
7.88%, 08/15/26 (f) (g)	2,714	2,766
Pitney Bowes Inc.
6.88%, 03/15/27 (f) (g)	2,037	1,906
Rand Parent LLC
8.50%, 02/15/30 (f) (g)	1,394	1,333
Rollins Road Acquisition Company
0.50%, 12/01/28 (g) (n)	115	57
Spirit AeroSystems, Inc.
9.38%, 11/30/29 (f) (g)	613	671
9.75%, 11/15/30 (g)	1,718	1,847
TK Elevator Holdco GmbH
6.63%, 07/15/28, EUR (e)	1,175	1,195
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (g)	352	346
8.50%, 08/15/27 (g)	214	210
Uber Technologies, Inc.
0.88%, 12/01/28 (g) (n)	2,316	2,523
Vertical Midco GmbH
4.38%, 07/15/27, EUR (e)	3,235	3,445
		24,077
Information Technology 0.6%
Alteryx, Inc.
8.75%, 03/15/28 (g)	243	259
Amkor Technology, Inc.
6.63%, 09/15/27 (f) (g)	280	283
AMS-Osram AG
2.13%, 11/03/27, EUR (e) (f) (n)	1,300	1,135
10.50%, 03/30/29, EUR (g)	957	1,144
12.25%, 03/30/29 (g)	150	163

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Broadcom Corporation
3.88%, 01/15/27	448	437
Broadcom Inc.
1.95%, 02/15/28 (g)	832	746
4.15%, 11/15/30	323	308
2.45%, 02/15/31 (g)	337	288
Cloud Software Group, Inc.
6.50%, 03/31/29 (g)	665	634
9.00%, 09/30/29 (f) (g)	152	144
CommScope Holding Company, Inc.
6.00%, 06/15/25 (g)	448	365
Dell Bank International Designated Activity Company
0.50%, 10/27/26, EUR (e)	298	304
Dell International L.L.C.
4.00%, 07/15/24 (o)	430	426
5.25%, 02/01/28	573	587
Goto Group, Inc.
5.50%, 09/01/27 (g)	765	368
International Business Machines Corporation
3.38%, 02/06/27, EUR	531	592
NCR Atleos Escrow Corporation
9.50%, 04/01/29 (g)	645	687
NXP B.V.
4.40%, 06/01/27 (f)	732	723
3.40%, 05/01/30	322	296
5.00%, 01/15/33	591	593
Oracle Corporation
2.30%, 03/25/28	808	736
2.95%, 04/01/30	507	457
2.88%, 03/25/31	1,147	1,015
RingCentral, Inc.
8.50%, 08/15/30 (g)	1,172	1,199
Seagate HDD Cayman
8.25%, 12/15/29 (g)	828	893
8.50%, 07/15/31 (g)	501	545
9.63%, 12/01/32	795	909
ViaSat, Inc.
5.63%, 04/15/27 (g)	771	746
Xerox Holdings Corporation
5.00%, 08/15/25 (g)	1,182	1,158
		18,140
Health Care 0.6%
AbbVie Inc.
1.38%, 05/17/24, EUR	542	592
Amgen Inc.
5.50%, 12/07/26, GBP (e)	100	131
5.15%, 03/02/28	1,955	1,999
2.30%, 02/25/31	323	276
2.00%, 01/15/32 (f)	322	264
3.35%, 02/22/32	976	892
Bausch + Lomb Corporation
8.38%, 10/01/28 (g)	123	130
Becton Dickinson Euro Finance S.A. R.L.
3.55%, 09/13/29, EUR	926	1,042
Becton, Dickinson and Company
0.03%, 08/13/25, EUR	433	452
3.70%, 06/06/27	733	710
Bio City Development Company B.V.
0.00%, 07/06/24 (a) (d) (g) (h) (i) (n)	600	25
Elevance Health, Inc.
3.65%, 12/01/27	1,622	1,572
HCA Inc.
5.63%, 09/01/28	784	803
3.50%, 09/01/30	828	751
Marcolin S.p.A.
6.13%, 11/15/26, EUR (g)	1,258	1,330
Pfizer Investment Enterprises Pte. Ltd
4.75%, 05/19/33	368	368
Takeda Pharmaceutical Co Ltd
2.25%, 11/21/26, EUR (e)	541	583
Teva Pharmaceutical Finance Netherlands II B.V.
1.88%, 03/31/27, EUR (e)	328	328
3.75%, 05/09/27, EUR (e)	648	688
7.38%, 09/15/29, EUR	1,089	1,318
7.88%, 09/15/31, EUR	569	713
Thermo Fisher Scientific Inc.
1.38%, 09/12/28, EUR	582	599
		15,566
Energy 0.5%
BG Energy Capital PLC
5.13%, 12/01/25, GBP (e)	267	344
BP Capital Markets P.L.C.
2.52%, 04/07/28, EUR (e)	700	757
Calumet Specialty Products Partners, L.P.
9.75%, 07/15/28 (g)	1,070	1,061
Civitas Resources, Inc.
5.00%, 10/15/26 (g)	591	574
8.38%, 07/01/28 (g)	1,287	1,346
Earthstone Energy Holdings, LLC
8.00%, 04/15/27 (g)	772	801
Ecopetrol S.A.
4.13%, 01/16/25	355	347
8.88%, 01/13/33	283	308
EDO Sukuk Ltd.
5.88%, 09/21/33 (g)	373	385
Empresa Nacional del Petroleo
3.75%, 08/05/26 (e)	200	190
6.15%, 05/10/33 (f) (g)	200	201
Energean Israel Finance Ltd
8.50%, 09/30/33 (g)	164	156
EQM Midstream Partners, LP
7.50%, 06/01/27 - 06/01/30 (g)	265	280
India Green Energy Holdings
5.38%, 04/29/24 (g)	250	248
Korea National Oil Corporation
4.88%, 04/03/28 (e)	200	201
Leviathan Bond Ltd
6.75%, 06/30/30 (e)	64	59
ONEOK Partners, L.P.
4.90%, 03/15/25	1,489	1,481
Permian Resources Operating, LLC
7.00%, 01/15/32 (f) (g)	278	287
Petroleos Mexicanos
3.75%, 02/21/24, EUR (e)	139	153
4.25%, 01/15/25	157	153
6.50%, 03/13/27	84	78
8.75%, 06/02/29	347	335
5.95%, 01/28/31	389	311
6.70%, 02/16/32	223	185
PT Pertamina (Persero)
3.65%, 07/30/29 (e)	361	341
Puma International Financing S.A.
5.00%, 01/24/26 (e)	313	297
Shelf Drilling Management Services DMCC
9.63%, 04/15/29 (g)	1,737	1,691
Sierracol Energy Andina, LLC
6.00%, 06/15/28 (e)	204	171
Sitio Royalties Operating Partnership, LP
7.88%, 11/01/28 (g)	394	408
TotalEnergies Capital International
1.66%, 07/22/26, GBP (e)	100	120
Transocean Inc
8.75%, 02/15/30 (g)	227	237
Transocean Titan Financing Ltd.
8.38%, 02/01/28 (g)	223	231
		13,737
Materials 0.4%
A.C.N. 092 200 854 Ltd
7.50%, 10/01/26 (d) (g) (q)	506	310
12.00%, 10/01/28 (d) (g) (j) (q)	7,017	—
AngloGold Ashanti Holdings PLC
3.75%, 10/01/30	292	254
Big River Steel LLC
6.63%, 01/31/29 (g)	549	560
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (g)	475	267
Braskem Netherlands Finance B.V.
8.50%, 01/12/31 - 01/23/81 (g)	405	364

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
7.25%, 02/13/33 (g)	245	207
Cheever Escrow Issuer, LLC
7.13%, 10/01/27 (g)	414	414
Diamond Escrow Issuer, LLC
9.75%, 11/15/28 (g)	2,245	2,393
EQUATE Petrochemical B.V.
4.25%, 11/03/26 (e)	200	193
2.63%, 04/28/28 (g)	200	181
2.63%, 04/28/28 (e)	200	181
First Quantum Minerals Ltd
7.50%, 04/01/25 (g)	229	219
6.88%, 03/01/26 (g)	680	611
6.88%, 10/15/27 (f) (g)	663	564
Herens Holdco S.a r.l.
5.25%, 05/15/29, EUR (g)	1,856	1,234
INEOS Finance PLC
3.38%, 03/31/26, EUR (e)	653	706
6.63%, 05/15/28, EUR (f) (g)	612	692
6.75%, 05/15/28 (g)	248	244
Mineral Resources Limited
9.25%, 10/01/28 (g)	350	369
POSCO Holdings Inc.
5.75%, 01/17/28 (g)	200	205
PPG Industries, Inc.
1.88%, 06/01/25, EUR	535	577
PT Freeport Indonesia
4.76%, 04/14/27 (e)	347	342
Rain Carbon Inc.
12.25%, 09/01/29 (g)	85	83
Sasol Financing USA LLC
6.50%, 09/27/28	200	189
Suzano Austria GmbH
3.13%, 01/15/32	265	220
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (g)	200	149
		11,728
Utilities 0.2%
Alexander Funding Trust II
7.47%, 07/31/28 (g)	100	105
Duke Energy Corporation
3.10%, 06/15/28, EUR	547	595
Edison International
7.88%, 06/15/54	230	232
National Grid PLC
0.16%, 01/20/28, EUR (e)	785	767
Northern States Power Company
4.50%, 06/01/52	698	644
Oncor Electric Delivery Company LLC
4.10%, 11/15/48	408	353
Pacific Gas And Electric Company
3.30%, 12/01/27	635	592
PG&E Corporation
4.25%, 12/01/27 (g) (n)	471	494
Promigas SA ESP
3.75%, 10/16/29 (g)	200	179
Southern California Edison Company
5.30%, 03/01/28	712	731
Vistra Operations Company LLC
5.63%, 02/15/27 (g)	1,615	1,597
7.75%, 10/15/31 (g)	610	634
		6,923
Real Estate 0.2%
American Tower Corporation
0.45%, 01/15/27, EUR	1,371	1,383
5.25%, 07/15/28	1,311	1,331
Crown Castle Inc.
2.90%, 03/15/27	528	494
Equinix, Inc.
1.55%, 03/15/28	673	592
Majid Al Futtaim Holding LLC
6.38%, (100, 12/20/25) (e) (p)	200	197
Service Properties Trust
4.50%, 03/15/25	398	389
7.50%, 09/15/25 (f)	595	603
8.63%, 11/15/31 (g)	855	896
Uniti Group Inc.
10.50%, 02/15/28 (g)	789	800
		6,685
Total Corporate Bonds And Notes (cost $228,768)		222,799
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 3.8%
1211 Avenue of The Americas
Series 2015-D-1211, REMIC, 4.14%, 08/12/25 (m)	665	602
Accesslex Institute
Series 2007-A3-A, 5.94%, (3 Month Term SOFR + 0.56%), 05/25/36 (m)	216	210
AGL CLO 5 Ltd
Series 2020-A2R-5A, 7.08%, (3 Month Term SOFR + 1.66%), 07/20/34 (m)	250	247
Series 2020-BR-5A, 7.38%, (3 Month Term SOFR + 1.96%), 07/20/34 (m)	267	267
AGL Static CLO 18 Ltd
Series 2022-B-18A, 7.41%, (3 Month Term SOFR + 2.00%), 04/21/31 (m)	498	498
Ajax Mortgage Loan Trust 2021-E
Series 2021-A1-E, REMIC, 1.74%, 12/25/60 (j)	3,264	2,778
Series 2021-A2-E, REMIC, 2.69%, 12/25/60 (j)	502	367
Series 2021-M1-E, REMIC, 2.94%, 12/25/60 (j)	203	143
Series 2021-B1-E, REMIC, 3.73%, 12/25/60 (j)	332	219
ALEN 2021-ACEN Mortgage Trust
Series 2021-D-ACEN, REMIC, 8.58%, (1 Month Term SOFR + 3.21%), 04/15/26 (m)	817	536
Apidos CLO XV
Series 2013-A1RR-15A, 6.69%, (3 Month Term SOFR + 1.27%), 04/21/31 (m)	260	260
Arbor Multifamily Mortgage Securities Trust 2020-MF1
Series 2020-E-MF1, REMIC, 1.75%, 04/15/30	257	153
Arbor Realty Commercial Real Estate Notes 2021-FL4, Ltd.
Series 2021-A-FL4, 6.83%, (1 Month Term SOFR + 1.46%), 11/17/36 (m)	105	104
Arbor Realty Commercial Real Estate Notes 2022-Fl2, LLC
Series 2022-A-FL2, 7.21%, (1 Month Term SOFR + 1.85%), 05/15/37 (m)	1,285	1,285
Ares LV CLO Ltd
Series 2020-BR-55A, 7.36%, (3 Month Term SOFR + 1.96%), 07/17/34 (m)	424	423
Bain Capital Credit
Series 2017-BR-1A, 7.18%, (3 Month Term SOFR + 1.76%), 07/20/30 (m)	350	346
Bain Capital Credit CLO 2020-2, Limited
Series 2020-BR-2A, 7.36%, (3 Month Term SOFR + 1.96%), 07/19/34 (m)	300	300
BAMLL Commercial Mortgage Securities Trust 2015-200P
Series 2015-D-200P, REMIC, 3.60%, 04/16/25 (m)	130	120
BAMLL Commercial Mortgage Securities Trust 2018-DSNY
Series 2018-A-DSNY, REMIC, 6.26%, (1 Month Term SOFR + 0.90%), 09/15/34 (m)	396	394
Banc of America Alternative Loan Trust 2006-3
Series 2022-A-FL8, 7.58%, (SOFR 30-Day Average + 2.20%), 01/19/37 (m)	549	545
Bank 2017-BNK9
Series 2017-A4-BNK9, REMIC, 3.54%, 12/17/27	302	284
Bankers Healthcare Group Securitization Trust 2020-A
Series 2020-C-A, 5.17%, 09/17/31	110	103
Battalion CLO X Ltd.
Series 2016-A2R2-10A, 7.21%, (3 Month Term SOFR + 1.81%), 01/25/35 (m)	250	246
Battalion CLO XX Ltd.
Series 2021-A-20A, 6.84%, (3 Month Term SOFR + 1.44%), 07/17/34 (m)	285	285
Bayview Commercial Asset Trust 2006-3
Series 2006-M1-3A, REMIC, 5.98%, (1 Month Term SOFR + 0.62%), 10/27/36 (j) (m)	51	48

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
BBCMS 2018-TALL Mortgage Trust
Series 2018-C-TALL, REMIC, 6.68%, (1 Month Term SOFR + 1.32%), 03/16/37 (j) (m)	744	604
Benchmark 2021-B23 Mortgage Trust
Interest Only, Series 2021-XA-B23, REMIC, 1.27%, 02/18/54 (m)	8,343	502
Benchmark 2021-B25 Mortgage Trust
Series 2021-A5-B25, REMIC, 2.58%, 04/17/31	780	630
Benefit Street Partners CLO II, Ltd.
Series 2013-A2R2-IIA, 7.11%, (3 Month Term SOFR + 1.71%), 07/16/29 (m)	290	290
Benefit Street Partners CLO Ltd
Series 2015-A-VIBR, 6.87%, (3 Month Term SOFR + 1.45%), 07/20/34 (m)	250	250
BHMS 2018-ATLS
Series 2018-A-ATLS, REMIC, 6.73%, (1 Month Term SOFR + 1.36%), 07/16/35 (m)	1,034	1,025
Series 2018-C-ATLS, REMIC, 7.38%, (1 Month Term SOFR + 2.01%), 07/16/35 (m)	459	447
BlueMountain CLO Ltd
Series 2021-A-28A, 6.92%, (3 Month Term SOFR + 1.52%), 04/17/34 (m)	150	150
BlueMountain CLO XXII Ltd
Series 2018-B-22A, 7.16%, (3 Month Term SOFR + 1.76%), 07/15/31 (m)	252	251
BOCA Commercial Mortgage Trust 2022-BOCA
Series 2022-A-BOCA, REMIC, 7.13%, (1 Month Term SOFR + 1.77%), 05/15/24 (m)	375	372
BSST 2021-SSCP Mortgage Trust
Series 2021-A-SSCP, REMIC, 6.23%, (1 Month Term SOFR + 0.86%), 04/15/36 (m)	314	308
Series 2021-B-SSCP, REMIC, 6.58%, (1 Month Term SOFR + 1.21%), 04/15/36 (m)	724	698
Series 2021-C-SSCP, REMIC, 6.83%, (1 Month Term SOFR + 1.46%), 04/15/36 (m)	1,115	1,061
Series 2021-D-SSCP, REMIC, 7.08%, (1 Month Term SOFR + 1.71%), 04/15/36 (m)	828	781
Series 2021-E-SSCP, REMIC, 7.58%, (1 Month Term SOFR + 2.21%), 04/15/36 (m)	717	678
Series 2021-F-SSCP, REMIC, 8.38%, (1 Month Term SOFR + 3.01%), 04/15/36 (m)	686	649
Series 2021-G-SSCP, REMIC, 9.28%, (1 Month Term SOFR + 3.91%), 04/15/36 (m)	785	749
Series 2021-H-SSCP, REMIC, 10.38%, (1 Month Term SOFR + 5.02%), 04/15/36 (m)	550	527
BWAY Corporation
Series 2013-D-1515, REMIC, 3.63%, 03/12/25	581	519
BX Commercial Mortgage Trust 2019-XL
Series 2019-A-XL, REMIC, 6.40%, (1 Month Term SOFR + 1.03%), 10/15/36 (m)	166	166
Series 2019-G-XL, REMIC, 7.78%, (1 Month Term SOFR + 2.41%), 10/15/36 (m)	1,254	1,235
Series 2019-J-XL, REMIC, 8.13%, (1 Month Term SOFR + 2.76%), 10/15/36 (m)	1,705	1,674
BX Commercial Mortgage Trust 2020-VIV4
Series 2020-A-VIV4, REMIC, 2.84%, 03/11/30	237	203
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-G-VKNG, REMIC, 8.73%, (1 Month Term SOFR + 3.36%), 10/15/25 (m)	147	142
BX Commercial Mortgage Trust 2021-SOAR
Series 2021-G-SOAR, REMIC, 8.28%, (1 Month Term SOFR + 2.91%), 06/15/38 (m)	1,304	1,241
BX Commercial Mortgage Trust 2021-VINO
Series 2021-F-VINO, REMIC, 8.28%, (1 Month Term SOFR + 2.92%), 05/15/26 (m)	940	891
BX Commercial Mortgage Trust 2021-XL2
Series 2021-A-XL2, REMIC, 6.16%, (1 Month Term SOFR + 0.80%), 10/15/38 (m)	378	371
Series 2021-F-XL2, REMIC, 7.72%, (1 Month Term SOFR + 2.36%), 10/15/38 (m)	1,963	1,872
BX Trust 2019-OC11
Series 2019-D-OC11, REMIC, 3.94%, 12/11/29 (m)	1,238	1,080
Series 2019-E-OC11, REMIC, 3.94%, 12/11/29 (m)	1,735	1,454
BX Trust 2021-ARIA
Series 2021-E-ARIA, REMIC, 7.72%, (1 Month Term SOFR + 2.36%), 10/15/36 (m)	1,405	1,328
BX Trust 2021-MFM1
Series 2021-E-MFM1, REMIC, 7.73%, (1 Month Term SOFR + 2.36%), 01/15/34 (m)	391	377
Series 2021-F-MFM1, REMIC, 8.48%, (1 Month Term SOFR + 3.11%), 01/15/34 (m)	598	578
Cambridge Trust Company
Series 2019-E-LIFE, REMIC, 7.63%, (1 Month Term SOFR + 2.26%), 12/15/37 (m)	130	127
Canyon Capital CLO 2019-1 Ltd
Series 2019-A1R-1A, 6.76%, (3 Month Term SOFR + 1.36%), 04/15/32 (m)	250	250
Series 2019-BR-1A, 7.36%, (3 Month Term SOFR + 1.96%), 04/15/32 (m)	250	250
Canyon CLO 2020-3, Ltd
Series 2020-B-3A, 7.36%, (3 Month Term SOFR + 1.96%), 01/17/34 (m)	250	249
Catskill Park CLO Ltd
Series 2017-A1B-1A, 7.03%, (3 Month Term SOFR + 1.61%), 04/20/29 (m)	254	254
CD 2017-CD6 Mortgage Trust
Series 2017-B-CD6, REMIC, 3.91%, 11/15/27 (m)	132	112
Chenango Park CLO, Ltd
Series 2018-A2-1A, 7.21%, (3 Month Term SOFR + 1.81%), 04/15/30 (m)	264	263
CIFC European Funding CLO II Designated Activity Company
Series B1-2X, 5.56%, (3 Month EURIBOR + 1.60%), 04/15/33, EUR (e) (m)	100	107
CIFC Funding 2014-III, Ltd.
Series 2014-BR2-3A, 7.47%, (3 Month Term SOFR + 2.06%), 10/22/31 (m)	350	350
CIFC Funding Ltd 2015-I
Series 2015-BRR-1A, 7.12%, (3 Month Term SOFR + 1.71%), 01/22/31 (m)	250	248
Citigroup Commercial Mortgage Trust 2018-C6
Series 2018-A4-C6, REMIC, 4.41%, 11/13/28	306	286
Cold Storage Trust 2020-ICE5
Series 2020-A-ICE5, 6.38%, (1 Month Term SOFR + 1.01%), 11/16/37 (m)	960	956
COMM 2014-CCRE21 Mortgage Trust
Series 2014-A3-CR21, REMIC, 3.53%, 12/12/24	548	536
Community Loan Servicing, LLC
Series 2005-M6-3A, REMIC, 6.52%, (1 Month Term SOFR + 1.16%), 11/25/35 (j) (m)	47	45
Cook Park CLO, Ltd.
Series 2018-B-1A, 7.06%, (3 Month Term SOFR + 1.66%), 04/17/30 (m)	258	255
CSAIL 2016-C5 Commercial Mortgage Trust
Series 2016-C-C5, REMIC, 4.64%, 11/18/25 (m)	96	82
CSAIL 2020-C19 Commercial Mortgage Trust
Series 2019-A3-C19, REMIC, 2.56%, 03/15/30	1,802	1,520
CSMC 2019-ICE4
Series 2019-B-ICE4, REMIC, 6.64%, (1 Month Term SOFR + 1.28%), 05/15/36 (m)	273	273
Series 2019-C-ICE4, REMIC, 6.84%, (1 Month Term SOFR + 1.48%), 05/15/36 (m)	282	282
Series 2019-D-ICE4, REMIC, 7.01%, (1 Month Term SOFR + 1.65%), 05/15/36 (m)	958	955
Series 2019-E-ICE4, REMIC, 7.56%, (1 Month Term SOFR + 2.20%), 05/15/36 (m)	808	802
Series 2019-F-ICE4, REMIC, 8.06%, (1 Month Term SOFR + 2.70%), 05/15/36 (m)	1,247	1,234
CSMC 2020-FACT
Series 2020-E-FACT, REMIC, 10.34%, (1 Month Term SOFR + 4.98%), 10/15/37 (m)	200	181
CSMC 2020-NET
Series 2020-A-NET, REMIC, 2.26%, 08/15/25	591	546
DBGS 2018-BIOD Mortgage Trust
Series 2018-A-BIOD, REMIC, 6.41%, (1 Month Term SOFR + 1.05%), 05/15/35 (j) (m)	128	127
Series 2018-D-BIOD, REMIC, 6.91%, (1 Month Term SOFR + 1.55%), 05/15/35 (j) (m)	288	283
Series 2018-F-BIOD, REMIC, 7.61%, (1 Month Term SOFR + 2.25%), 05/15/35 (j) (m)	1,179	1,146

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Dryden 50 Senior Loan Fund
Series 2017-B-50A, 7.31%, (3 Month Term SOFR + 1.91%), 07/15/30 (m)	250	250
Elmwood CLO II Ltd
Series 2019-BR-2A, 7.33%, (3 Month Term SOFR + 1.91%), 04/20/34 (m)	350	350
ELP Commercial Mortgage Trust 2021-ELP
Series 2021-F-ELP, REMIC, 8.14%, (1 Month Term SOFR + 2.78%), 11/15/38 (m)	1,009	966
Extended Stay America Trust 2021-ESH
Series 2021-D-ESH, REMIC, 7.73%, (1 Month Term SOFR + 2.36%), 07/15/38 (m)	2,032	1,997
Series 2021-E-ESH, REMIC, 8.33%, (1 Month Term SOFR + 2.96%), 07/15/38 (m)	1,419	1,392
FS Rialto 2021-FL3 Issuer, Ltd.
Series 2021-A-FL3, 6.72%, (1 Month Term SOFR + 1.36%), 11/18/36 (m)	100	99
FS Rialto 2022-FL6 Issuer, LLC
Series 2022-A-FL6, 8.21%, (1 Month Term SOFR + 2.85%), 05/19/27 (m)	1,343	1,351
GCT Commercial Mortgage Trust 2021-GCT
Series 2021-D-GCT, REMIC, 7.83%, (1 Month Term SOFR + 2.46%), 02/15/38 (m)	120	36
GoldenTree Loan Opportunities IX, Limited
Series 2014-BR2-9A, 7.25%, (3 Month Term SOFR + 1.86%), 10/29/29 (m)	250	250
Goodleap Sustainable Home Solutions Trust 2021-3
Series 2021-A-3CS, REMIC, 2.10%, 03/20/36	512	396
Greystone CRE Notes 2021-FL3, Ltd.
Series 2021-A-FL3, 6.50%, (1 Month Term SOFR + 1.13%), 07/15/39 (m)	672	666
GS Mortgage Securities Corporation Trust 2021-ARDN
Series 2022-A-ECI, REMIC, 7.55%, (1 Month Term SOFR + 2.19%), 08/15/24 (m)	117	117
GS Mortgage Securities Corporation Trust 2021-DM
Series 2021-E-DM, REMIC, 8.41%, (1 Month Term SOFR + 3.05%), 11/15/36 (m)	1,943	1,878
GS Mortgage Securities Corporation Trust 2021-IP
Series 2021-A-IP, REMIC, 6.43%, (1 Month Term SOFR + 1.06%), 10/15/26 (m)	239	229
GS Mortgage Securities Corporation Trust 2021-ROSS
Series 2021-A-ROSS, REMIC, 6.63%, (1 Month Term SOFR + 1.26%), 06/16/36 (m)	230	204
GS Mortgage Securities Trust 2020-GC47
Series 2020-AS-GC47, REMIC, 2.73%, 04/12/30	676	551
GS Mortgage Securities Trust 2020-GSA2
Interest Only, Series 2020-XA-GSA2, REMIC, 1.71%, 12/12/53 (m)	983	80
Gulf Stream Meridian 1 Ltd
Series 2020-A1-IA, 7.03%, (3 Month Term SOFR + 1.63%), 04/15/33 (m)	762	762
Harvest CLO XVIII Designated Activity Company
Series B-18X, 5.16%, (3 Month EURIBOR + 1.20%), 10/15/30, EUR (e) (m)	102	110
Holland Park CLO Designated Activity Company
Series A1RR-1X, 4.91%, (3 Month EURIBOR + 0.92%), 11/14/32, EUR (e) (m)	100	109
Hudson Yards 2016-10HY Mortgage Trust
Series 2016-E-10HY, REMIC, 2.98%, 08/12/26 (m)	138	121
Independence Plaza Trust 2018-INDP
Series 2018-B-INDP, REMIC, 3.91%, 07/11/25	354	334
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2022-A-NXSS, REMIC, 7.54%, (1 Month Term SOFR + 2.18%), 09/16/24 (m)	287	287
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series 2018-DFL-WPT, REMIC, 8.10%, (1 Month Term SOFR + 2.74%), 07/08/33 (j) (m)	192	155
J.P. Morgan Chase Commercial Mortgage Securities Trust 2021-MHC
Series 2021-E-MHC, REMIC, 7.93%, (1 Month Term SOFR + 2.56%), 04/15/26 (m)	1,190	1,151
Series 2021-F-MHC, REMIC, 8.43%, (1 Month Term SOFR + 3.06%), 04/15/26 (m)	520	500
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO
Series 2022-C-OPO, REMIC, 3.45%, 01/08/27 (m)	481	320
J.P. Morgan Mortgage Trust 2021-INV5
Series 2021-A2A-INV5, REMIC, 2.50%, 07/25/43 (m)	6,126	5,032
J.P. Morgan Mortgage Trust 2021-INV7
Series 2021-A3A-INV7, REMIC, 2.50%, 02/25/28 (m)	3,889	3,388
Series 2021-A4A-INV7, REMIC, 2.50%, 07/25/43 (m)	1,620	1,056
JPMCC Commercial Mortgage Securities Trust 2019-COR4
Series 2019-A5-COR4, REMIC, 4.03%, 12/12/28	661	614
LUXE Trust 2021-TRIP
Series 2021-E-TRIP, REMIC, 8.23%, (1 Month Term SOFR + 2.86%), 10/15/38 (m)	191	185
Madison Park Funding XIII, Ltd
Series 2014-BR2-13A, 7.16%, (3 Month Term SOFR + 1.76%), 04/19/30 (m)	250	249
Mariner CLO 2016-3 LLC
Series 2016-BR2-3A, 7.17%, (3 Month Term SOFR + 1.76%), 07/23/29 (m)	250	250
Mariner Finance Issuance Trust 2020-A
Series 2020-A-AA, 2.19%, 08/21/34	548	533
MED Trust 2021-MDLN
Series 2021-A-MDLN, REMIC, 6.43%, (1 Month Term SOFR + 1.06%), 11/15/38 (m)	253	248
Series 2021-F-MDLN, REMIC, 9.48%, (1 Month Term SOFR + 4.11%), 11/15/38 (m)	2,502	2,398
Series 2021-G-MDLN, REMIC, 10.73%, (1 Month Term SOFR + 5.36%), 11/15/38 (m)	2,688	2,562
MF1 2021-FL6 Ltd.
Series 2021-A-FL6, 6.57%, (1 Month Term SOFR + 1.21%), 07/18/36 (m)	434	430
MF1 Multifamily Housing Mortgage Loan Trust
Series 2021-F-W10, REMIC, 8.73%, (1 Month Term SOFR + 3.37%), 12/16/26 (m)	1,316	1,221
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-E-MHC, REMIC, 7.58%, (1 Month Term SOFR + 2.22%), 04/15/26 (m)	1,409	1,380
Series 2021-F-MHC, REMIC, 8.08%, (1 Month Term SOFR + 2.72%), 04/15/26 (m)	158	153
MHP Commercial Mortgage Trust 2021-STOR
Series 2021-G-STOR, REMIC, 8.23%, (1 Month Term SOFR + 2.86%), 07/15/38 (m)	602	571
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
Series 2015-C-C24, REMIC, 4.32%, 07/17/25 (m)	99	87
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32
Series 2016-A4-C32, REMIC, 3.72%, 12/17/26	518	493
Morgan Stanley Capital I Trust 2018-MP
Series 2018-A-MP, REMIC, 4.42%, 07/13/28 (m)	338	291
Morgan Stanley Capital I Trust 2020-L4
Series 2020-A3-L4, REMIC, 2.70%, 02/15/30 (m)	436	380
Navient Private Education Loan Trust 2021-D
Series 2021-B-DA, 2.61%, 04/15/60	450	414
Series 2021-C-DA, 3.48%, 04/15/60	1,150	1,021
Series 2021-D-DA, 4.00%, 04/15/60	370	332
Series 2021-A-DA, 6.51%, (Prime + -1.99%), 04/15/60 (m)	1,366	1,314
Nelnet Student Loan Trust 2021-A
Series 2021-D-A, 4.93%, 04/20/62	930	784
Nelnet Student Loan Trust 2021-B
Series 2021-C-BA, 3.57%, 04/20/62	980	804

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Nelnet Student Loan Trust 2021-C
Series 2021-C-CA, 3.36%, 04/20/62	130	104
Oak Hill European Credit Partners VI Designated Activity Company
Series 2017-B1-6X, 5.19%, (3 Month EURIBOR + 1.20%), 01/20/32, EUR (e) (m)	104	112
OCP CLO 2014-5, Ltd.
Series 2014-A2R-5A, 7.04%, (3 Month Term SOFR + 1.66%), 04/28/31 (m)	200	198
OCP CLO 2020-19, Ltd.
Series 2020-BR-19A, 7.38%, (3 Month Term SOFR + 1.96%), 10/20/34 (m)	250	250
OCP Euro CLO 2017-1 Designated Activity Company
Series 2017-B-2X, 5.32%, (3 Month EURIBOR + 1.35%), 01/15/32, EUR (e) (m)	104	113
OHA Credit Funding 3 Ltd.
Series 2019-BR-3A, 7.33%, (3 Month Term SOFR + 1.91%), 07/02/35 (m)	256	256
Oportun Issuance Trust 2021-B
Series 2021-B-B, 1.96%, 05/08/31	210	194
Pagaya AI Debt Selection Trust
Series 2021-NOTE-2, 3.00%, 01/25/29	472	456
PKHL Commercial Mortgage Trust 2021-MF
Series 2021-F-MF, REMIC, 8.83%, (1 Month Term SOFR + 3.46%), 07/15/38 (m)	286	204
Prodigy Finance CM2021-1 Designated Activity Company
Series 2021-B-1A, 7.97%, (1 Month Term SOFR + 2.61%), 07/25/51 (m)	99	99
Series 2021-C-1A, 9.22%, (1 Month Term SOFR + 3.86%), 07/25/51 (m)	86	86
Progress Residential 2021-SFR3 Trust
Series 2021-F-SFR3, REMIC, 3.44%, 05/19/26	419	376
Ready Capital Mortgage Financing 2022-FL10, LLC
Series 2022-A-FL10, 7.86%, (1 Month Term SOFR + 2.50%), 10/25/39 (m)	1,988	1,998
Recette CLO, Ltd.
Series 2015-BRR-1A, 7.08%, (3 Month Term SOFR + 1.66%), 04/20/34 (m)	250	246
Rockford Tower Europe CLO 2018-1 Designated Activity Company
Series 2018-B-1X, 5.79%, (3 Month EURIBOR + 1.85%), 12/20/31, EUR (e) (m)	100	110
Signal Peak CLO 8 Ltd
Series 2020-B-8A, 7.33%, (3 Month Term SOFR + 1.91%), 04/20/33 (m)	250	248
SLM Private Education Loan Trust 2010-C
Series 2010-A5-C, 10.23%, (1 Month Term SOFR + 4.86%), 04/15/24 (m)	1,752	1,838
SMB Private Education Loan Trust 2021-A
Series 2021-C-A, 2.99%, 01/15/53	1,621	1,376
SMB Private Education Loan Trust 2021-C
Series 2021-B-C, REMIC, 2.30%, 01/15/53	230	211
Series 2021-C-C, REMIC, 3.00%, 01/15/53	143	124
Series 2021-D-C, REMIC, 3.93%, 01/15/53	88	81
SPLT_23-1: A ABS
Series 2023-A-1, 0.00%, 11/12/30 (d) (m)	3,200	3,212
SPLT_23-1: R1 ABS
Series 2023-R1-1, 0.00%, 10/15/30 (d) (m)	27	1,716
SREIT 2021-FLWR
Series 2021-E-FLWR, REMIC, 7.40%, (1 Month Term SOFR + 2.04%), 07/15/36 (m)	501	487
SREIT Commercial Mortgage Trust 2021-MFP
Series 2021-A-MFP, REMIC, 6.21%, (1 Month Term SOFR + 0.85%), 11/15/38 (m)	247	242
Series 2021-F-MFP, REMIC, 8.10%, (1 Month Term SOFR + 2.74%), 11/15/38 (m)	1,438	1,370
SREIT Commercial Mortgage Trust 2021-MFP2
Series 2021-F-MFP2, REMIC, 8.09%, (1 Month Term SOFR + 2.73%), 11/16/26 (m)	700	667
TICP CLO VI 2016-2, Ltd.
Series 2016-AR2-6A, 6.78%, (3 Month Term SOFR + 1.38%), 01/17/34 (m)	250	250
TICP CLO XII, Ltd.
Series 2018-BR-12A, 7.31%, (3 Month Term SOFR + 1.91%), 07/17/34 (m)	250	249
Trestles CLO III Ltd
Series 2020-A1-3A, 7.01%, (3 Month Term SOFR + 1.59%), 01/20/33 (m)	380	380
Trinitas CLO XIV, Ltd.
Series 2020-B-14A, 7.64%, (3 Month Term SOFR + 2.26%), 01/25/34 (m)	250	247
Series 2020-C-14A, 8.64%, (3 Month Term SOFR + 3.26%), 01/25/34 (m)	257	257
UBS Commercial Mortgage Trust 2019-C17
Series 2019-A4-C17, REMIC, 2.92%, 09/17/29	180	158
VNDO Trust 2016-350P
Series 2016-D-350P, REMIC, 3.90%, 01/12/27 (m)	325	293
Voya CLO 2017-3 Ltd
Series 2017-A1R-3A, 6.72%, (3 Month Term SOFR + 1.30%), 04/20/34 (m)	150	150
Voya Euro CLO II Designated Activity Company
Series B1R-2A, 5.64%, (3 Month EURIBOR + 1.67%), 07/15/35, EUR (g) (m)	250	267
Wells Fargo & Company
Series 2015-AS-C28, REMIC, 3.87%, 04/17/25 (m)	500	471
Wells Fargo Commercial Mortgage Trust 2017-C38
Series 2017-C-C38, REMIC, 3.90%, 06/17/27 (m)	212	186
Wells Fargo Commercial Mortgage Trust 2017-C41
Series 2017-B-C41, REMIC, 4.19%, 11/17/27 (m)	269	229
Wells Fargo Commercial Mortgage Trust 2018-1745
Series 2018-A-1745, REMIC, 3.75%, 06/15/28 (m)	332	297
Wells Fargo Commercial Mortgage Trust 2020-C58
Interest Only, Series 2020-XA-C58, REMIC, 1.80%, 07/17/53 (m)	4,898	434
Wells Fargo Commercial Mortgage Trust 2021-C59
Interest Only, Series 2021-XA-C59, REMIC, 1.52%, 04/17/54 (m)	2,849	214
Whitebox CLO II Ltd
Series 2020-A1R-2A, 6.88%, (3 Month Term SOFR + 1.48%), 10/24/34 (m)	213	213
Total Non-U.S. Government Agency Asset-Backed Securities (cost $115,258)		107,105
INVESTMENT COMPANIES 1.6%
Invesco Municipal Opportunity Trust	16	157
Invesco Municipal Trust	16	155
Invesco QQQ Trust Series I - Series 1 (b) (f)	37	15,357
Invesco Quality Municipal Income Trust	16	153
Invesco S&P 500 Equal Weight ETF (f)	40	6,249
Invesco Trust for Investment Grade Municipals	16	162
Invesco Value Municipal Income Trust	14	160
iShares 0-5 Year TIPS Bond ETF (f) (r)	31	3,017
iShares iBoxx $ Investment Grade Corporate Bond ETF (f) (r)	18	2,027
iShares JP Morgan USD Emerging Markets Bond ETF (f) (r)	19	1,672
iShares Latin America 40 ETF (f) (r)	58	1,690
iShares MSCI Brazil ETF (f) (r)	68	2,365
iShares MSCI China ETF (r)	84	3,434
iShares MSCI Emerging Markets ETF (r)	8	340
iShares Russell Mid-Cap Growth ETF (f) (r)	8	816
Nuveen Municipal Value Fund	25	217
SPDR Bloomberg High Yield Bond ETF (f)	15	1,387
VanEck J. P. Morgan EM Local Currency Bond ETF	169	4,292
VanEck Semiconductor ETF (f)	9	1,609
Total Investment Companies (cost $44,491)		45,259
SENIOR FLOATING RATE INSTRUMENTS 1.3%
Information Technology 0.4%
Altar BidCo Inc
Term Loan, 10.81%, (SOFR + 5.60%), 11/09/28 (m)	1,632	1,599
DRI Holding, Inc.
Term Loan, 10.70%, (3 Month USD LIBOR + 5.25%), 12/15/28 (m)	552	502

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
ECL Entertainment, LLC
2023 Term Loan B, 10.14%, (3 Month Term SOFR + 4.75%), 08/16/30 (m)	1,505	1,506
GoTo Group, Inc.
Term Loan B, 10.28%, (SOFR + 4.75%), 08/31/27 (m)	1,673	1,099
Mosel Bidco SE
Term Loan, 8.69%, (3 Month EURIBOR + 4.75%), 07/31/30, EUR (m)	2,239	2,471
Quartz Acquireco LLC
Term Loan B, 8.85%, (1 Month Term SOFR + 3.50%), 06/28/30 (m)	627	629
Redstone Holdco 2 LP
Term Loan, 0.00%, (SOFR + 4.75%), 04/27/28 (m) (s)	85	64
Term Loan, 10.22%, (SOFR + 4.75%), 04/27/28 (m)	620	466
Roper Industrial Products Investment Company LLC
2023 USD Term Loan, 9.35%, (SOFR + 4.00%), 11/22/29 (m)	1,493	1,496
Xerox Holdings Corp
2023 Term Loan B, 9.35%, (1 Month Term SOFR + 4.00%), 11/14/29 (m)	372	372
		10,204
Industrials 0.3%
Babilou Family
Term Loan, 7.95%, (3 Month EURIBOR + 4.25%), 11/17/27, EUR (m)	4,036	4,446
Emerald Tech Us Acquisitionco Inc
Term Loan, 11.79%, (SOFR + 6.25%), 02/03/29 (m)	651	582
Nielsen Consumer Inc
Term Loan, 10.35%, (3 Month EURIBOR + 6.50%), 03/06/28, EUR (m)	2,500	2,736
Signal Parent Inc
Term Loan, 8.95%, (3 Month USD LIBOR + 3.50%), 03/24/28 (m)	648	575
Vaco Holdings, LLC
2022 Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 01/07/29 (m)	638	628
2022 Term Loan, 10.59%, (3 Month Term SOFR + 5.00%), 01/07/29 (m)	23	23
		8,990
Communication Services 0.3%
Avaya Inc
Term Loan, 14.56%, (SOFR + 10.00%), 12/15/27 (d) (m)	68	—
DirecTV Financing, LLC
Term Loan, 10.65%, (1 Month Term SOFR + 5.00%), 07/22/27 (m)	786	786
Level 3 Financing Inc.
2019 Term Loan B, 7.21%, (1 Month Term SOFR + 1.75%), 03/01/27 (m)	465	441
Ziggo BV
Term Loan, 6.93%, (3 Month EURIBOR + 3.00%), 01/16/29, EUR (m)	6,053	6,495
		7,722
Consumer Staples 0.1%
City Brewing Co LLC
Term Loan, 8.95%, (3 Month USD LIBOR + 3.50%), 03/30/28 (m)	411	322
Naked Juice LLC
2nd Lien Term Loan, 11.49%, (SOFR + 6.00%), 01/25/30 (m)	82	66
Sigma Holdco BV
Term Loan, 8.97%, (SONIA + 5.75%), 01/06/28, GBP (m)	786	949
Term Loan, 10.68%, (SONIA + 5.75%), 01/06/28, GBP (m)	1,364	1,649
Wm Morrison
EUR Term Loan B1, 0.00%, (3 Month EURIBOR + 4.75%), 11/04/27, EUR (m) (s)	955	999
		3,985
Consumer Discretionary 0.1%
Aimbridge Acquisition Co Inc
Term Loan, 10.21%, (3 Month USD LIBOR + 6.00%), 02/01/26 (m)	1,370	1,269
American Auto Auction Group, LLC
Term Loan, 10.39%, (SOFR + 5.00%), 01/27/28 (m)	267	261
Hydrofarm Hldgs Group Inc
Term Loan, 11.15%, (3 Month USD LIBOR + 5.50%), 10/21/28 (d) (m)	404	323
J&J Ventures Gaming, LLC
Term Loan, 9.65%, (3 Month Term SOFR + 4.00%), 04/07/28 (m)	635	629
Jack Oh Fin LLC
Term Loan, 10.21%, (3 Month USD LIBOR + 4.75%), 09/30/28 (m)	319	314
Maverick Gaming LLC
Term Loan, 13.15%, (3 Month USD LIBOR + 7.50%), 08/17/26 (m)	532	382
		3,178
Materials 0.1%
Davis-Standard LLC
Term Loan, 11.34%, (3 Month USD LIBOR + 5.75%), 12/07/27 (m)	808	807
Scih Salt Hldgs Inc
Term Loan, 9.46%, (3 Month USD LIBOR + 4.00%), 03/16/27 (m)	879	879
		1,686
Financials 0.0%
Kronos Acquisition Holdings Inc.
Term Loan, 11.54%, (SOFR + 6.00%), 12/22/26 (m)	292	292
Health Care 0.0%
Jazz Financing Lux S.a.r.l.
USD Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 04/22/28 (m)	136	136
Total Senior Floating Rate Instruments (cost $37,463)		36,193
PREFERRED STOCKS 0.5%
Health Care 0.2%
Roche Holding AG	20	5,794
Consumer Discretionary 0.2%
Dr. Ing. h.c. F. Porsche Aktiengesellschaft	31	2,750
Porsche Automobil Holding SE (n)	4	191
Volkswagen Aktiengesellschaft (n)	7	824
		3,765
Financials 0.1%
Citigroup Capital XIII, 12.02%, 10/30/40	70	2,001
Wells Fargo & Company, 7.50% (f) (n) (p)	1	1,068
		3,069
Utilities 0.0%
Companhia Energetica De Minas Gerais-Cemig	284	672
Materials 0.0%
Fuchs SE	1	65
Gerdau S.A.	86	421
		486
Total Preferred Stocks (cost $13,809)		13,786
WARRANTS 0.0%
Cano Health, Inc. (a)	41	—
Evgo Inc. (a)	23	7
Hippo Holdings Inc. (a)	20	—
Innovid Corporation (a)	8	—
Latch, Inc. (a) (d)	53	—
Offerpad Solutions Inc. (a)	35	1
Sarcos Technology And Robotics Corporation (a)	121	1
Total Warrants (cost $626)		9
SHORT TERM INVESTMENTS 16.2%
Investment Companies 14.1%
JNL Government Money Market Fund - Class I, 5.22% (r) (t)	396,999	396,999

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Securities Lending Collateral 1.3%
JNL Government Money Market Fund - Class SL, 5.32% (r) (t)	36,174	36,174
Commercial Paper 0.4%
HSBC USA Inc.
6.24%, 06/24/24	1,250	1,215
6.22%, 07/01/24	1,780	1,728
6.17%, 08/12/24	1,690	1,629
6.21%, 10/11/24	1,698	1,625
Societe Generale
5.46%, 03/06/24	2,384	2,360
UBS AG
5.92%, 06/18/24	1,720	1,674
5.78%, 06/25/24	1,720	1,672
		11,903
Treasury Securities 0.4%
Gobierno Federal de los Estados Unidos Mexicanos
10.23%, 10/03/24	5,522	2,996
Presidencia Da Republica
10.47%, 04/01/24, BRL	39,094	7,839
		10,835
U.S. Treasury Bill 0.0%
Treasury, United States Department of
5.28%, 05/09/24	238	234
Total Short Term Investments (cost $455,705)		456,145
Total Investments 100.1% (cost $2,664,288)		2,816,804
Total Securities Sold Short (0.2)% (proceeds $4,610)		(5,504)
Total Purchased Options 0.7% (cost $16,927)		20,061
Other Derivative Instruments (0.2)%		(5,971)
Other Assets and Liabilities, Net (0.4)%		(11,731)
Total Net Assets 100.0%		2,813,659

(a) Non-income producing security.

(b) All or a portion of the security is subject to a written call option.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(f) All or a portion of the security was on loan as of December 31, 2023.

(g) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $101,085 and 3.6% of the Fund.

(h) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(i) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(k) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $45,364.

(l) Treasury inflation indexed note, par amount is adjusted for inflation.

(m) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(n) Convertible security.

(o) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(p) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(q) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(r) Investment in affiliate.

(s) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(t) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (0.2%)
COMMON STOCKS (0.2%)
Information Technology (0.2%)
Snowflake Inc. - Class A	(21)	(4,270)
Consumer Discretionary (0.0%)
Marriott International, Inc. - Class A	(5)	(1,234)
Total Common Stocks (proceeds $4,610)		(5,504)
Total Securities Sold Short (0.2%) (proceeds $4,610)		(5,504)

Summary of Investments by Country^	Total Long Term Investments
United States of America	59.7%
Japan	5.2
United Kingdom	4.8
Netherlands	3.9
France	3.4
Spain	2.9
Switzerland	2.8
Germany	2.2
Brazil	1.9
Canada	1.5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Summary of Investments by Country^	Total Long Term Investments
Italy	1.3
China	1.3
Taiwan	0.8
South Korea	0.8
Indonesia	0.6
Sweden	0.6
South Africa	0.6
Ireland	0.6
Mexico	0.5
Denmark	0.5
Poland	0.5
Australia	0.4
Colombia	0.4
Israel	0.3
Cayman Islands	0.3
Luxembourg	0.3
Hong Kong	0.3
Czech Republic	0.3
Argentina	0.2
India	0.2
Austria	0.1
Hungary	0.1
Jersey	0.1
Dominican Republic	0.1
Norway	0.1
Finland	0.1
Singapore	0.1
Macau	0.1
Peru	0.1
Romania	—
Guatemala	—
NotFound	—
Saudi Arabia	—
Belgium	—
Panama	—
Oman	—
Chile	—
Cote D'Ivoire	—
Zambia	—
Thailand	—
Ukraine	—
Uruguay	—
Nigeria	—
Jordan	—
Costa Rica	—
Isle of Man	—
Mauritius	—
Egypt	—
Morocco	—
Bahrain	—
Kuwait	—
Senegal	—
Montenegro	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/BlackRock Global Allocation Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
iShares 0-5 Year TIPS Bond ETF	2,968	—	—	86	—	49	3,017	0.1
iShares Biotechnology ETF	406	—	401	—	49	(54)	—	—
iShares China Large-Cap ETF	3,598	5,266	9,432	—	(91)	659	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	4,336	—	4,429	68	102	(9)	—	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	33,542	31,080	255	(463)	28	2,027	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
iShares JP Morgan USD Emerging Markets Bond ETF	—	3,860	2,048	151	(145)	5	1,672	—
iShares Latin America 40 ETF	1,331	—	—	78	—	359	1,690	0.1
iShares MSCI Brazil ETF	1,892	—	—	134	—	473	2,365	0.1
iShares MSCI China ETF	4,004	—	—	120	—	(570)	3,434	0.1
iShares MSCI Emerging Markets ETF	320	—	—	9	—	20	340	—
iShares Russell Mid-Cap Growth ETF	—	745	—	3	—	71	816	—
JNL Government Money Market Fund, 5.22% - Class I	436,246	1,548,238	1,587,485	18,253	—	—	396,999	14.1
JNL Government Money Market Fund, 5.32% - Class SL	—	321,229	285,055	455	—	—	36,174	1.3
JNL Securities Lending Collateral Fund - Institutional Class	13,339	151,789	165,128	282	—	—	—	—
	468,440	2,064,669	2,085,058	19,894	(548)	1,031	448,534	15.9

JNL/BlackRock Global Allocation Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
ABN AMRO Bank N.V.	06/01/23	1,711	1,790	0.1
Adyen N.V.	11/02/23	4,097	5,799	0.2
AENA, S.M.E., S.A.	02/24/23	125	144	—
Alibaba Group Holding Limited	07/13/23	1,186	992	—
Altice France, 2.50%, 01/15/25	09/06/23	141	146	—
Altice France, 2.13%, 02/15/25	09/06/23	236	245	—
Amgen Inc., 5.50%, 12/07/26	09/13/22	119	131	—
AMS-Osram AG, 2.13%, 11/03/27	11/14/23	1,067	1,135	0.1
Anheuser-Busch InBev, 4.00%, 09/24/25	09/07/22	114	126	—
Ardagh Metal Packaging Finance Public Limited Company, 2.00%, 09/01/28	01/27/23	2,073	2,170	0.1
Ardagh Metal Packaging Finance Public Limited Company, 3.00%, 09/01/29	11/21/23	551	578	—
AT&T Inc., 5.50%, 03/15/27	09/07/22	176	196	—
Azzurra Aeroporti S.P.A., 2.13%, 05/30/24	05/23/23	2,730	2,799	0.1
Baidu, Inc. - Class A	05/24/23	888	859	—
Banco Santander, S.A., 3.13%, 10/06/26	09/14/22	549	612	—
Bank of America Corporation, 1.95%, 10/27/26	04/20/23	583	595	—
Barclays PLC, 3.00%, 05/08/26	09/12/22	111	121	—
Barclays PLC, 3.25%, 02/12/27	09/12/22	109	120	—
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28	09/25/23	1,190	1,331	0.1
Bellis Acquisition Company PLC, 3.25%, 02/16/26	09/28/23	4,298	4,587	0.2
Bellis Finco PLC, 4.00%, 02/16/27	09/28/23	1,289	1,440	0.1
BG Energy Capital PLC, 5.13%, 12/01/25	09/07/22	311	344	—
BNP Paribas, 3.38%, 01/23/26	09/07/22	111	124	—
BNP Paribas, 2.13%, 01/23/27	05/24/23	614	643	—
BNP Paribas, 1.88%, 12/14/27	09/07/22	102	115	—
Boparan Finance PLC, 7.63%, 11/30/25	10/13/21	2,017	1,960	0.1
BP Capital Markets P.L.C., 2.52%, 04/07/28	05/24/23	719	757	—
Cabinet of Ministers of Ukraine, 0.00%, 09/01/25	12/09/22	47	57	—
Cabinet of Ministers of Ukraine, 0.00%, 09/01/26	12/09/22	74	76	—
CBB International Sukuk Company S.P.C, 5.45%, 09/16/32	12/09/22	200	201	—
Cellnex Telecom, S.A.	10/28/19	12,843	12,380	0.5
China Tower Corporation Limited - Class H	05/12/23	127	112	—
CIFC European Funding CLO II Designated Activity Company, Series B1-2X, 5.56%, 04/15/33	07/07/20	112	107	—
Citigroup Inc., 1.25%, 07/06/26	05/09/23	579	590	—
Cooperatieve Rabobank U.A., 1.88%, 07/12/28	09/12/22	104	116	—
Corporacion Financiera de Desarrollo S.A., 4.75%, 07/15/25	12/09/22	339	338	—
Coty Inc., 3.88%, 04/15/26	06/01/23	1,719	1,770	0.1
Coty Inc., 5.75%, 09/15/28	11/27/23	234	241	—
Credit Suisse Group AG, 0.65%, 01/14/28	06/13/23	1,066	1,129	0.1
Dell Bank International Designated Activity Company, 0.50%, 10/27/26	05/25/23	289	304	—
Deuce Finco PLC, 5.50%, 06/15/27	11/08/23	2,156	2,314	0.1
Douglas GmbH, 6.00%, 04/08/26	09/05/23	1,048	1,094	0.1
DP World Salaam, 6.00% (callable at 100, 10/01/25)	12/15/22	259	259	—
Empresa Nacional del Petroleo, 3.75%, 08/05/26	12/09/22	193	190	—
EQUATE Petrochemical B.V., 4.25%, 11/03/26	12/09/22	195	193	—
EQUATE Petrochemical B.V., 2.63%, 04/28/28	04/05/23	180	181	—
Estado Espanol, 2.90%, 10/31/46	01/12/23	3,540	3,531	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Evolution AB (publ)	09/12/23	825	1,016	0.1
Fidelity National Information Services, Inc., 1.50%, 05/21/27	04/18/23	587	604	—
Forvia, 2.75%, 02/15/27	01/27/23	1,910	2,032	0.1
Gobierno de la Republica de Guatemala, 5.25%, 08/10/29	12/13/22	355	353	—
Government of the Sultanate of Oman, 6.50%, 03/08/47	12/09/22	280	305	—
Government of the Sultanate of Oman, 6.75%, 01/17/48	12/09/22	375	406	—
Grand Round, Inc.	03/31/15	1,774	657	—
Haidilao International Holding Ltd.	11/07/23	490	474	—
Harvest CLO XVIII Designated Activity Company, Series B-18X, 5.16%, 10/15/30	06/15/20	113	110	—
HM Treasury, 3.75%, 10/22/53	11/21/23	3,227	3,511	0.1
HM Treasury, 0.50%, 10/22/61	06/23/23	6,641	7,158	0.3
Holland Park CLO Designated Activity Company, Series A1RR-1X, 4.91%, 11/14/32	07/10/20	112	109	—
HSBC Holdings PLC, 3.02%, 06/15/27	05/24/23	560	591	—
IHO Verwaltungs GmbH, 3.88%, 05/15/27	11/28/23	644	666	—
IHO Verwaltungs GmbH, 8.75%, 05/15/28	11/21/23	752	787	—
Iliad Holding, 5.13%, 10/15/26	09/06/23	1,324	1,399	0.1
Iliad Holding, 5.63%, 10/15/28	11/28/23	2,048	2,096	0.1
INEOS Finance PLC, 3.38%, 03/31/26	01/30/23	675	706	—
Informa Jersey Limited, 3.13%, 07/05/26	09/07/22	109	122	—
ING Groep N.V., 3.00%, 02/18/26	09/07/22	110	123	—
J.P. Morgan Chase & Co., 0.99%, 04/28/26	09/07/22	376	415	—
J.P. Morgan Chase & Co., 1.09%, 03/11/27	05/18/23	582	606	—
Jawbone Inc.	01/25/17	—	—	—
KBC Groep, 1.25%, 09/21/27	09/07/22	103	116	—
Kirk Beauty SUN GmbH, 8.25%, 10/01/26	10/23/23	1,281	1,380	0.1
Korea National Oil Corporation, 4.88%, 04/03/28	03/27/23	200	201	—
Kraft Heinz Foods Company, 4.13%, 07/01/27	09/08/22	111	126	—
Kumba Iron Ore Ltd	01/20/21	396	422	—
Leviathan Bond Ltd, 6.75%, 06/30/30	06/27/23	60	59	—
Lloyds Banking Group PLC, 2.25%, 10/16/24	09/12/22	313	345	—
Lookout, Inc.	03/04/15	237	48	—
Lookout, Inc.	09/19/14	3,242	1,269	0.1
Magyar Export-Import Bank Zartkoruen Mukodo Reszvenytarsasag, 6.00%, 05/16/29	11/08/23	256	280	—
Majid Al Futtaim Holding LLC, 6.38% (callable at 100, 12/20/25)	12/09/22	194	197	—
Market Bidco Finco PLC, 5.50%, 11/04/27	09/28/23	1,380	1,452	0.1
Marks and Spencer Group P.L.C., 3.75%, 05/19/26	02/23/23	1,297	1,436	0.1
Matterhorn Telecom S.A., 3.13%, 09/15/26	09/05/23	2,014	2,104	0.1
Meituan - Class B	01/12/23	584	347	—
Mercedes-Benz International Finance B.V., 1.38%, 06/26/26	05/24/23	572	592	—
Millicom International Cellular SA, 5.13%, 01/15/28	12/09/22	220	218	—
National Grid PLC, 0.16%, 01/20/28	05/24/23	731	767	—
NatWest Group PLC, 3.13%, 03/28/27	09/07/22	108	121	—
Netflix, Inc., 3.63%, 05/15/27	05/09/23	1,131	1,169	0.1
Nigeria, Federal Government of, 7.63%, 11/28/47	12/12/22	133	159	—
Nissan Motor Co., Ltd., 2.65%, 03/17/26	04/19/23	354	366	—
Nongfu Spring Co., Ltd. - Class H	02/14/22	137	142	—
Oak Hill European Credit Partners VI Designated Activity Company, Series 2017-B1-6X, 5.19%, 01/20/32	06/15/20	115	112	—
OCP Euro CLO 2017-1 Designated Activity Company, Series 2017-B-2X, 5.32%, 01/15/32	07/09/20	115	113	—
Orsted A/S	11/14/23	430	511	—
Petroleos Mexicanos, 3.75%, 02/21/24	07/26/23	153	153	—
Presidence de la Republique de Cote d'Ivoire, 6.38%, 03/03/28	12/12/22	595	592	—
Presidence de la Republique de Cote d'Ivoire, 5.88%, 10/17/31	06/13/23	91	99	—
Presidencia de la Republica Dominicana, 6.88%, 01/29/26	12/09/22	234	235	—
Presidencia de la Republica Dominicana, 5.95%, 01/25/27	12/09/22	320	325	—
PT Freeport Indonesia, 4.76%, 04/14/27	12/09/22	341	342	—
PT Pertamina (Persero), 3.65%, 07/30/29	12/09/22	342	341	—
Puma International Financing S.A., 5.00%, 01/24/26	08/21/23	291	297	—
Punch Finance PLC, 6.13%, 06/30/26	11/21/23	1,451	1,523	0.1
Quintis Limited	11/03/17	1,905	—	—
REI Agro Limited, 0.00%, 11/13/14	08/26/11	606	3	—
Rockford Tower Europe CLO 2018-1 Designated Activity Company, Series 2018-B-1X, 5.79%, 12/20/31	06/24/20	112	110	—
Romania, Government of, 2.88%, 03/11/29	12/12/22	327	354	—
Romania, Government of, 2.50%, 02/08/30	12/09/22	328	357	—
Romania, Government of, 2.12%, 07/16/31	12/13/22	170	184	—
Santander UK Group Holdings PLC, 3.63%, 01/14/26	09/07/22	111	123	—
Saudi Arabia, Kingdom of, 4.50%, 04/17/30	12/09/22	402	399	—
Saudi Arabian Oil Company	05/14/23	42	43	—
Scout24 SE	05/09/23	134	144	—
Senegal, Government of, 6.25%, 05/23/33	12/09/22	175	182	—
Sierracol Energy Andina, LLC, 6.00%, 06/15/28	05/23/23	153	171	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Sigma Holdco B.V., 5.75%, 05/15/26	07/05/23	1,173	1,181	0.1
Societe Generale, 1.88%, 10/03/24	09/07/22	113	124	—
Suam Finance B.V., 4.88%, 04/17/24	12/09/22	336	335	—
Swedbank AB, 1.38%, 12/08/27	09/07/22	102	115	—
Takeda Pharmaceutical Co Ltd, 2.25%, 11/21/26	08/09/23	570	583	—
TE Connectivity Ltd.	08/12/21	6,941	6,314	0.2
Telefonica Emisiones SA, 5.38%, 02/02/26	09/07/22	310	344	—
Teva Pharmaceutical Finance Netherlands II B.V., 1.88%, 03/31/27	08/02/23	312	328	—
Teva Pharmaceutical Finance Netherlands II B.V., 3.75%, 05/09/27	07/27/23	651	688	—
The Goldman Sachs Group, Inc., 0.25%, 01/26/28	04/21/23	596	619	—
The Hashemite Kingdom of Jordan, The Government of, 4.95%, 07/07/25	04/06/23	302	304	—
The Republic of Indonesia, The Government of, 7.13%, 06/15/38	03/08/23	4,327	4,332	0.2
The Toronto-Dominion Bank, 2.88%, 04/05/27	09/07/22	108	121	—
TK Elevator Holdco GmbH, 6.63%, 07/15/28	11/21/23	1,154	1,195	0.1
TotalEnergies Capital International, 1.66%, 07/22/26	09/07/22	109	120	—
Transocean Ltd.	02/09/23	1,328	1,147	0.1
Verisure Holding AB, 3.88%, 07/15/26	09/29/22	297	362	—
Verisure Holding AB, 3.25%, 02/15/27	01/23/23	591	629	—
Verisure Midholding AB, 5.25%, 02/15/29	09/29/22	1,197	1,350	0.1
Verizon Communications Inc., 4.07%, 06/18/24	09/07/22	115	126	—
Vertical Midco GmbH, 4.38%, 07/15/27	01/27/23	3,294	3,445	0.1
VFU Funding PLC, 6.20%, 02/11/25	06/21/23	174	165	—
Virgin Media Secured Finance PLC, 5.00%, 04/15/27	02/10/23	2,208	2,389	0.1
Virgin Media Secured Finance PLC, 4.25%, 01/15/30	09/28/23	767	871	—
Virgin Media Vendor Financing Notes III Designated Activity Company, 4.88%, 07/15/28	09/28/23	1,412	1,549	0.1
Vlada NA Republika Severna Makedonija, 6.96%, 03/13/27	11/03/23	126	132	—
VMED O2 UK Financing I PLC, 4.50%, 07/15/31	11/28/23	685	718	—
Volkswagen Financial Services Aktiengesellschaft, 0.88%, 01/31/28	04/18/23	599	618	—
Volkswagen International Finance N.V., 1.88%, 12/03/24	09/07/22	112	123	—
Volkswagen International Finance N.V., 4.25%, 10/09/25	09/07/22	113	125	—
Wells Fargo & Company, 1.38%, 10/26/26	04/20/23	590	602	—
Wells Fargo & Company, 1.50%, 05/24/27	05/25/23	863	913	—
Zalando SE	06/08/23	1,001	917	—
		132,963	132,201	4.7

JNL/BlackRock Global Allocation Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Australia 10 Year Bond	568	March 2024	AUD	64,404	(227)	1,252
DAX Index	7	March 2024	EUR	2,966	9	(7)
Euro BOBL	1,353	March 2024	EUR	160,485	(568)	984
Euro Bund	365	March 2024	EUR	48,710	(439)	1,496
Euro OAT	127	March 2024	EUR	16,191	(153)	555
FTSE 100 Index	2	March 2024	GBP	152	—	4
Italy Government BTP Bond	43	March 2024	EUR	4,958	(53)	180
Long Gilt	97	March 2024	GBP	9,323	(90)	803
MSCI Emerging Markets Index	69	March 2024		3,410	3	156
Nikkei 225 Index	176	March 2024	JPY	5,754,742	(37)	894
Russell 2000 Index	15	March 2024		1,449	(24)	87
S&P 500 Index	450	March 2024		105,910	(278)	2,540
S&P/TSX 60 Index	20	March 2024	CAD	4,910	5	128
STOXX Banks Index	319	March 2024	EUR	1,921	(1)	(21)
United States 5 Year Note	5,449	April 2024		581,878	471	10,828
United States Long Bond	209	March 2024		24,218	(39)	1,894
United States Ultra Bond	281	March 2024		35,456	(149)	2,084
					(1,570)	23,857
Short Contracts
Euro Buxl 30 Year Bond	(16)	March 2024	EUR	(2,093)	46	(189)
Euro Schatz	(101)	March 2024	EUR	(10,718)	7	(48)
Euro STOXX 50 Price Index	(148)	March 2024	EUR	(6,794)	3	77
Japan 10 Year Bond	(70)	March 2024	JPY	(10,209,075)	169	(417)
NASDAQ 100 Stock Index	(267)	March 2024		(87,834)	358	(3,071)
Nikkei 225 Index	(10)	March 2024	JPY	(166,921)	6	4
United States 10 Year Note	(739)	March 2024		(81,255)	—	(2,171)
United States 10 Year Ultra Bond	(2,759)	March 2024		(311,205)	259	(14,400)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — Futures Contracts (continued)
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
United States 2 Year Note	(3,606)	April 2024	(736,622)	(451)	(5,904)
				397	(26,119)

JNL/BlackRock Global Allocation Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Receiving	10.95	(M)	12/03/24	MXN	195,460	(1)	(7)
28-Day MEXIBOR (M)	Paying	4.68	(M)	02/27/24	MXN	107,479	—	(10)
28-Day MEXIBOR (M)	Paying	4.86	(M)	03/01/24	MXN	107,479	—	(13)
28-Day MEXIBOR (M)	Paying	9.79	(M)	02/04/25	MXN	228,099	(1)	(122)
28-Day MEXIBOR (M)	Paying	9.80	(M)	02/04/25	MXN	228,099	(1)	(120)
28-Day MEXIBOR (M)	Paying	10.84	(M)	09/25/25	MXN	105,039	1	85
28-Day MEXIBOR (M)	Paying	6.48	(M)	08/12/26	MXN	88,618	(1)	(277)
28-Day MEXIBOR (M)	Paying	6.47	(M)	08/13/26	MXN	121,684	(2)	(383)
28-Day MEXIBOR (M)	Paying	6.42	(M)	08/14/26	MXN	99,198	(2)	(318)
28-Day MEXIBOR (M)	Paying	6.44	(M)	08/14/26	MXN	60,184	(1)	(191)
28-Day MEXIBOR (M)	Paying	6.42	(M)	08/17/26	MXN	89,362	(1)	(286)
28-Day MEXIBOR (M)	Paying	9.13	(M)	08/15/28	MXN	162,279	(2)	186
28-Day MEXIBOR (M)	Paying	8.17	(M)	06/10/33	MXN	153,395	(2)	(164)
3M JIBAR (Q)	Paying	9.90	(Q)	09/20/33	ZAR	44,674	(12)	136
3M JIBAR (Q)	Paying	9.90	(Q)	09/20/33	ZAR	22,337	(6)	68
3M JIBAR (Q)	Paying	9.92	(Q)	09/20/33	ZAR	22,337	(6)	70
6M EURIBOR (S)	Receiving	1.00	(A)	05/04/24	EUR	113,111	11	1,440
6M EURIBOR (S)	Receiving	0.02	(A)	08/26/31	EUR	15,925	70	2,887
6M EURIBOR (S)	Paying	1.75	(A)	05/04/24	EUR	226,223	(16)	(2,209)
6M PRIBOR (S)	Receiving	4.10	(A)	03/20/26	CZK	63,552	(3)	(11)
ESTR Volume Weighted Trimmed Mean Rate (A)	Paying	2.34	(A)	01/19/33	EUR	11,820	(53)	33
HICP (A)	Paying	2.69	(A)	08/15/32	EUR	2,335	(3)	35
Korean Won 3M Certificate of Deposit (Q)	Paying	3.38	(Q)	09/20/26	KRW	5,409,069	(1)	30
Sterling Overnight Index Average Rate (A)	Receiving	2.47	(A)	04/03/24	GBP	80,060	(1)	739
Sterling Overnight Index Average Rate (A)	Paying	3.22	(A)	04/03/24	GBP	160,120	2	(1,100)
Sterling Overnight Index Average Rate (A)	Paying	4.26	(A)	09/06/24	GBP	41,751	(4)	(240)
Sterling Overnight Index Average Rate (A)	Paying	3.18	(A)	02/10/28	GBP	134,798	(60)	469
Sterling Overnight Index Average Rate (A)	Paying	4.86	(A)	06/20/28	GBP	10,155	(18)	740
Sterling Overnight Index Average Rate (A)	Paying	4.12	(A)	11/17/28	GBP	9,357	(18)	382
Sterling Overnight Index Average Rate (A)	Paying	4.12	(A)	11/21/28	GBP	9,372	(18)	384
U.S. SOFR (A)	Receiving	4.40	(A)	11/01/33		18,357	50	(1,392)
U.S. SOFR (A)	Receiving	4.25	(A)	09/29/43		2,537	17	(272)
U.S. SOFR (A)	Receiving	4.03	(A)	09/29/53		73,036	794	(9,498)
U.S. SOFR (A)	Receiving	3.65	(A)	11/03/53		8,127	86	(492)
U.S. SOFR (A)	Paying	5.45	(A)	10/02/24		475,418	38	1,443
U.S. SOFR (A)	Paying	5.00	(A)	10/02/25		172,128	45	2,200
U.S. SOFR (A)	Paying	4.69	(A)	10/02/26		26,680	5	587
U.S. SOFR (A)	Paying	4.17	(A)	10/23/26		29,662	(3)	294
U.S. SOFR (A)	Paying	4.21	(A)	10/27/26		59,363	(6)	611
U.S. SOFR (A)	Paying	3.47	(A)	03/10/27		15,391	(1)	88
U.S. SOFR (A)	Paying	3.30	(A)	10/23/27		11,066	(2)	40
U.S. SOFR (A)	Paying	4.20	(A)	10/23/27		15,436	(2)	306
U.S. SOFR (A)	Paying	3.92	(A)	11/03/27		7,335	(1)	108
U.S. SOFR (A)	Paying	3.95	(A)	11/03/27		7,335	(1)	112
U.S. SOFR (A)	Paying	3.99	(A)	11/03/27		14,669	(2)	234
U.S. SOFR (A)	Paying	4.07	(A)	11/03/27		29,733	(5)	519
U.S. SOFR (A)	Paying	3.86	(A)	11/10/27		30,730	(5)	421
U.S. SOFR (A)	Paying	4.42	(A)	10/02/28		39,870	(4)	1,486
U.S. SOFR (A)	Paying	4.40	(A)	10/31/28		20,539	(3)	767
U.S. SOFR (A)	Paying	3.25	(A)	12/15/28		32,294	(12)	42
U.S. SOFR (A)	Paying	3.14	(A)	05/12/33		21,523	(54)	(206)
U.S. SOFR (A)	Paying	4.31	(A)	09/29/33		201,738	(538)	13,678
U.S. SOFR (A)	Paying	3.46	(A)	12/15/36		7,381	(29)	33
U.S. SOFR (A)	Paying	4.00	(A)	11/03/53		8,127	(88)	1,022
							130	14,364

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
Avis Budget Car Rental, LLC (Q)	N/A	5.00	12/20/26	1,885	(148)	1	129
CDX.NA.HY.41 (Q)	N/A	5.00	12/20/28	936	(55)	1	(49)
					(203)	2	80
Credit default swap agreements - sell protection
CDX.NA.HY.39.V3 (Q)	3.20	5.00	12/20/27	(3,221)	197	(3)	197
CDX.NA.HY.41 (Q)	3.55	5.00	12/20/28	(5,180)	302	(4)	143
CDX.NA.IG.39 (Q)	0.47	1.00	12/20/27	(2,318)	44	(1)	41
ITRAXX.EUR.XO.38.V2 (Q)	2.25	5.00	12/20/27	(6,341)	697	12	921
					1,240	4	1,302

JNL/BlackRock Global Allocation Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Index Options
Chicago Board Options Exchange Volatility Index	Call	20.00	01/17/24	194	388	5

Options on Securities
Advanced Micro Devices, Inc.	Call	150.00	02/16/24	101	1,515	87
Advanced Micro Devices, Inc.	Call	140.00	02/16/24	316	4,424	439
Advanced Micro Devices, Inc.	Call	130.00	02/16/24	257	3,341	538
Alphabet Inc.	Call	142.50	01/19/24	305	4,346	69
Alphabet Inc.	Call	137.50	01/19/24	202	2,778	105
Alphabet Inc.	Call	145.00	02/16/24	314	4,553	140
Amazon.com, Inc.	Call	155.00	01/19/24	199	3,085	44
Amazon.com, Inc.	Call	150.00	01/19/24	379	5,685	180
Amazon.com, Inc.	Call	165.00	02/16/24	505	8,333	140
Amazon.com, Inc.	Call	160.00	02/16/24	456	7,296	195
Apple Inc.	Call	200.00	01/19/24	219	4,380	15
Apple Inc.	Call	195.00	01/19/24	318	6,201	68
Apple Inc.	Call	205.00	02/16/24	192	3,936	32
Applied Materials, Inc.	Call	165.00	01/19/24	189	3,119	61
Applied Materials, Inc.	Call	160.00	01/19/24	524	8,384	296
Applied Materials, Inc.	Call	170.00	02/16/24	12	204	6
Applied Materials, Inc.	Call	165.00	02/16/24	76	1,254	51
Autodesk, Inc.	Call	250.00	02/16/24	243	6,075	157
Boston Scientific Corporation	Call	57.50	02/16/24	259	1,489	60
Carnival Corporation	Put	9.00	01/19/24	112	101	—
Carvana Co.	Put	15.00	01/19/24	112	168	—
Cheniere Energy, Inc.	Call	180.00	01/19/24	162	2,916	13
Chevron Corporation	Call	155.00	01/19/24	187	2,899	18
Chevron Corporation	Call	150.00	01/19/24	560	8,400	151
Chevron Corporation	Call	150.00	02/16/24	183	2,745	93
ConocoPhillips	Call	125.00	01/19/24	398	4,975	11
ConocoPhillips	Call	120.00	01/19/24	84	1,008	9
ConocoPhillips	Call	125.00	02/16/24	319	3,988	44
Costco Wholesale Corporation	Call	625.00	01/19/24	40	2,500	155
Costco Wholesale Corporation	Call	605.00	01/19/24	37	2,239	218
Datadog, Inc.	Call	120.00	01/19/24	59	708	26
Datadog, Inc.	Call	130.00	02/16/24	81	1,053	37
Delta Air Lines, Inc.	Call	42.00	01/19/24	77	323	6
Delta Air Lines, Inc.	Call	38.00	01/19/24	189	718	55
Delta Air Lines, Inc.	Call	35.00	01/19/24	638	2,233	346
Delta Air Lines, Inc.	Call	44.00	02/16/24	544	2,394	40
Dynatrace, Inc.	Call	50.00	01/19/24	265	1,325	125
Ford Motor Company	Put	9.00	03/15/24	183	165	1
Ford Motor Company	Put	8.00	03/15/24	294	235	—
Frontier Communications Parent, Inc.	Put	20.00	01/19/24	125	250	2
General Dynamics Corporation	Call	260.00	01/19/24	38	988	12
Hilton Worldwide Holdings Inc.	Call	170.00	01/19/24	41	697	54
Humana Inc.	Call	505.00	01/19/24	61	3,081	4
Humana Inc.	Call	555.00	02/16/24	153	8,492	16
Intel Corporation	Call	55.00	02/16/24	549	3,020	63
Intuitive Surgical, Inc.	Call	320.00	01/19/24	22	704	47
Intuitive Surgical, Inc.	Call	355.00	02/16/24	37	1,314	37
Intuitive Surgical, Inc.	Call	340.00	02/16/24	121	4,114	198
Invesco QQQ Trust Series I	Call	409.78	01/19/24	1,279	52,411	750
Invesco QQQ Trust Series I	Call	394.78	01/19/24	143	5,645	246
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — Exchange Traded Purchased Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Invesco S&P 500 Equal Weight ETF	Call	160.00	01/19/24	879	14,064	101
iShares China Large-Cap ETF	Call	26.00	02/16/24	2,833	7,366	116
iShares China Large-Cap ETF	Call	27.00	02/16/24	4,790	12,933	105
iShares China Large-Cap ETF	Call	24.85	03/15/24	4,231	10,514	440
iShares iBoxx $ High Yield Corporate Bond ETF	Put	77.00	01/19/24	1,544	11,889	37
iShares iBoxx $ High Yield Corporate Bond ETF	Put	76.00	01/19/24	191	1,452	2
iShares iBoxx $ High Yield Corporate Bond ETF	Put	73.00	01/19/24	216	1,577	1
iShares iBoxx $ High Yield Corporate Bond ETF	Put	73.00	02/16/24	190	1,387	2
iShares iBoxx $ High Yield Corporate Bond ETF	Put	75.00	02/16/24	218	1,635	5
iShares iBoxx $ High Yield Corporate Bond ETF	Put	72.00	03/15/24	160	1,152	3
iShares iBoxx $ Investment Grade Corporate Bond ETF	Put	108.00	01/19/24	2,722	29,398	38
iShares Russell 2000 ETF	Put	165.00	01/19/24	60	990	—
iShares Russell 2000 ETF	Put	180.00	02/16/24	99	1,782	8
JPMorgan Chase & Co.	Call	175.00	02/16/24	542	9,485	135
KLA Corporation	Call	610.00	02/16/24	19	1,159	32
Lockheed Martin Corporation	Call	460.00	01/19/24	99	4,554	35
Lockheed Martin Corporation	Call	450.00	01/19/24	15	675	13
MasterCard Incorporated	Call	420.00	01/19/24	41	1,722	43
MasterCard Incorporated	Call	445.00	02/16/24	67	2,982	33
McDonald's Corporation	Call	285.00	01/19/24	27	770	35
Meta Platforms, Inc.	Call	345.00	01/19/24	40	1,380	58
Meta Platforms, Inc.	Call	380.00	02/16/24	114	4,332	115
Micron Technology, Inc.	Call	80.00	01/19/24	90	720	55
Micron Technology, Inc.	Call	90.00	02/16/24	20	180	4
Micron Technology, Inc.	Call	87.50	02/16/24	149	1,304	43
Micron Technology, Inc.	Call	85.00	02/16/24	191	1,624	78
Microsoft Corporation	Call	385.00	01/19/24	152	5,852	50
Microsoft Corporation	Call	380.00	01/19/24	141	5,358	72
Microsoft Corporation	Call	365.00	01/19/24	71	2,592	102
Microsoft Corporation	Call	390.00	02/16/24	207	8,073	176
Nice Ltd	Call	210.00	01/19/24	108	2,268	24
Nice Ltd	Call	200.00	01/19/24	43	860	25
Nice Ltd	Call	210.00	02/16/24	48	1,008	30
Norfolk Southern Corporation	Call	230.00	03/15/24	60	1,380	88
Northrop Grumman Corporation	Call	480.00	01/19/24	24	1,152	9
NVIDIA Corporation	Call	520.00	01/19/24	126	6,552	78
NVIDIA Corporation	Call	540.00	01/19/24	100	5,400	27
NVIDIA Corporation	Call	490.00	01/19/24	29	1,421	53
NVIDIA Corporation	Call	505.00	01/19/24	197	9,949	218
NVIDIA Corporation	Call	520.00	02/16/24	42	2,184	67
Oracle Corporation	Call	110.00	02/16/24	197	2,167	33
Oracle Corporation	Call	110.00	03/15/24	197	2,167	69
Paramount Global	Call	17.50	01/19/24	280	490	6
Paramount Global	Call	22.50	03/15/24	134	302	3
Paramount Global	Put	10.00	01/19/24	106	106	—
Pfizer Inc.	Call	50.00	01/19/24	829	4,145	—
Pfizer Inc.	Call	47.00	01/19/24	498	2,341	—
Sabre Corporation	Call	6.00	01/19/24	125	75	—
Sabre Corporation	Call	7.00	01/19/24	111	78	—
Sabre Corporation	Call	5.50	01/19/24	185	102	1
Sabre Corporation	Call	5.00	01/19/24	260	130	2
Salesforce, Inc.	Call	270.00	01/19/24	122	3,294	31
Salesforce, Inc.	Call	260.00	01/19/24	42	1,092	30
Salesforce, Inc.	Call	280.00	02/16/24	27	756	8
Shell PLC	Call	67.50	01/19/24	105	709	5
SPDR Gold Shares	Call	195.00	01/19/24	4,699	91,631	639
SPDR S&P 500 ETF Trust	Call	476.00	01/05/24	1,669	79,444	364
SPDR S&P 500 ETF Trust	Call	476.00	01/12/24	732	34,843	278
SPDR S&P 500 ETF Trust	Call	481.00	01/19/24	373	17,941	96
SPDR S&P 500 ETF Trust	Call	455.00	01/19/24	149	6,780	330
Spirit AeroSystems Holdings, Inc.	Call	40.00	02/16/24	55	220	2
Spirit AeroSystems Holdings, Inc.	Call	35.00	02/16/24	84	294	10
Tenet Healthcare Corporation	Call	85.00	01/19/24	71	604	2
Tesla Inc.	Call	260.00	01/19/24	41	1,066	26
Tesla Inc.	Call	250.00	01/19/24	118	2,950	120
Tesla Inc.	Call	280.00	02/16/24	137	3,836	98
Tesla Inc.	Call	275.00	02/16/24	40	1,100	34
The Charles Schwab Corporation	Call	65.00	01/19/24	542	3,523	259
The Charles Schwab Corporation	Call	65.00	03/15/24	305	1,983	197
T-Mobile USA, Inc.	Call	155.00	01/19/24	690	10,695	455
Uber Technologies, Inc.	Call	62.50	01/19/24	826	5,163	118

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — Exchange Traded Purchased Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Uber Technologies, Inc.	Call	70.00	02/16/24	686	4,802	69
UBS Group AG	Call	30.00	02/16/24	1,084	3,252	208
United Airlines Holdings, Inc.	Call	42.00	01/19/24	175	735	21
UnitedHealth Group Incorporated	Call	560.00	01/19/24	27	1,512	4
UnitedHealth Group Incorporated	Call	610.00	02/16/24	92	5,612	3
Valero Energy Corporation	Call	130.00	01/19/24	57	741	21
VanEck Semiconductor ETF	Call	177.00	02/16/24	122	2,159	67
VanEck Semiconductor ETF	Put	155.00	01/19/24	72	1,116	1
ViaSat, Inc.	Call	35.00	01/19/24	90	315	1
Visa Inc.	Call	270.00	02/16/24	50	1,350	17
Walmart Inc.	Call	160.00	01/19/24	72	1,152	10
Walmart Inc.	Call	155.00	02/16/24	175	2,713	101
Walt Disney Company, The	Call	90.00	01/19/24	312	2,808	69
Walt Disney Company, The	Call	100.00	01/19/24	332	3,320	5
Wells Fargo & Company	Call	52.50	02/16/24	251	1,318	14
Wells Fargo & Company	Call	47.50	02/16/24	1,073	5,097	297
Wynn Resorts, Limited	Call	95.00	01/19/24	265	2,518	34
Wynn Resorts, Limited	Call	90.00	01/19/24	189	1,701	64
						12,238

JNL/BlackRock Global Allocation Fund — OTC Purchased Barrier Options
Reference Entity	Counterparty	Put/Call	Option Type	Barrier Price ($)		Exercise Price ($)		Expiration	Notional/ Contracts[1]		Value ($)
Foreign Currency Options
EUR/USD Spot Rate	BOA	Put	One-touch		1.05		1.05	03/27/24	EUR	117,000	9
EUR/USD Spot Rate	DUB	Put	One-touch		1.07		1.07	02/09/24	EUR	619,737	53
EUR/USD Spot Rate	GSC	Put	One-touch		1.02		1.02	03/13/24	EUR	561,841	6
USD/CNH Spot Rate	MSC	Call	Up-and-in	CNH	8.25	CNH	7.70	03/07/24		36,184,132	3
USD/CNH Spot Rate	GSC	Put	Down-and-out	CNH	6.95	CNH	7.10	02/27/24		7,838,466	13
USD/KRW Spot Rate	BOA	Put	Down-and-out	KRW	1,240.00	KRW	1,290.00	02/06/24		7,969,674	33
											117

JNL/BlackRock Global Allocation Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Contracts[1]	Notional[1]		Value ($)
Credit Default Swaptions
CDX.NA.HY.41, 12/20/28	GSC	Put		101.00	01/17/24	4,220,000		4,220	1
CDX.NA.HY.41, 12/20/28	JPM	Put		100.50	02/21/24	2,610,000		2,610	3
ITRAXX.XO.40, 12/20/28	MSC	Put		400.00	02/21/24	2,620,000	EUR	2,620	—
									4
Foreign Currency Options
Dual Digital Option payout at expiry if USD/JPY>154.25 JYSO10>1.252 ‡	BOA	Call		154.25	04/08/24	432,150		432	3
Dual Digital Option payout at expiry if USD/JPY>154.25 JYSO10>1.267 ‡	BOA	Call		154.25	05/08/24	432,150		432	5
USD/CNH Spot Rate	HSB	Call	CNH	8.50	08/21/24	77,638,046		77,638	15
EUR/USD Spot Rate	CIT	Put		1.07	02/13/24	38,460,444	EUR	38,460	52
EUR/USD Spot Rate	DUB	Put		1.07	01/12/24	39,954,242	EUR	39,954	2
EUR/USD Spot Rate	JPM	Put		1.06	01/04/24	29,126,195	EUR	29,126	—
USD/JPY Spot Rate	JPM	Put	JPY	144.00	01/30/24	7,486,667		7,487	216
									293
Index Options
Dual Binary Option payout at expiry if S&P 500 Index >= 4,663.22 and SOFR>= 4.416 ‡	UBS	Put		4,663.22	03/01/24	526,161		24,536	31
Dual Binary Option payout at expiry if S&P 500 Index >= 4,666.868 and SOFR>= 4.369 ‡	UBS	Put		4,666.87	03/15/24	263,081		12,278	16
									47
Interest Rate Swaptions
3M LIBOR, 05/30/34	CIT	Call		3.67	05/28/24	19,602,163		19,602	706
3M LIBOR, 01/26/28	CIT	Call		4.00	01/23/24	36,885,895		36,886	587
3M LIBOR, 02/14/25	CIT	Call		4.45	02/12/24	318,121,711		318,122	270
3M LIBOR, 02/05/28	DUB	Call		3.87	02/01/24	37,186,300		37,186	509
3M LIBOR, 01/12/34	GSC	Call		4.00	01/10/24	14,879,000		14,879	628
3M LIBOR, 01/17/34	JPM	Call		4.00	01/12/24	4,296,375		4,296	180
3M LIBOR, 10/28/26	JPM	Call		4.00	10/24/24	59,861,617		59,862	964

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — OTC Purchased Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Contracts[1]	Notional[1]		Value ($)
3M LIBOR, 04/02/26	JPM	Call		4.20	03/28/24	114,059,864		114,060	1,071
3M LIBOR, 02/08/34	JPM	Call		3.45	02/06/24	23,960,590		23,961	286
3M LIBOR, 03/20/34	NSI	Call		3.65	03/18/24	15,386,170		15,386	417
6M EURIBOR, 03/05/29	JPM	Call		3.00	03/01/24	23,857,414	EUR	23,857	801
6M EURIBOR, 03/20/29	JPM	Call		3.18	03/18/24	19,599,049	EUR	19,599	848
6M LIBOR, 11/20/26	DUB	Put		1.00	11/18/24	7,698,716,000	JPY	7,698,716	80
									7,347
Options on Securities
Nomura Asset Management Co., Ltd.	BNP	Call	JPY	286.60	01/12/24	1,130,160	JPY	323,904	4
Nomura Asset Management Co., Ltd.	GSC	Call	JPY	286.40	01/12/24	1,882,847	JPY	539,247	6
Nomura Asset Management Co., Ltd.	JPM	Call	JPY	286.50	01/12/24	754,193	JPY	216,076	—
									10

‡Option contract fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See “Fair Value Measurements” in the Notes to Financial Statements.

JNL/BlackRock Global Allocation Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Index Options
Chicago Board Options Exchange Volatility Index	Call	35.00	01/17/24	194	679	(2)

Options on Securities
Advanced Micro Devices, Inc.	Call	160.00	02/16/24	316	5,056	(160)
Advanced Micro Devices, Inc.	Call	145.00	02/16/24	343	4,974	(383)
Advanced Micro Devices, Inc.	Put	120.00	02/16/24	152	1,824	(17)
Alphabet Inc.	Call	150.00	02/16/24	202	3,030	(54)
Amazon.com, Inc.	Call	165.00	01/19/24	205	3,383	(6)
Amazon.com, Inc.	Put	140.00	02/16/24	95	1,330	(25)
Amazon.com, Inc.	Put	135.00	02/16/24	212	2,862	(35)
Amazon.com, Inc.	Put	130.00	02/16/24	134	1,742	(14)
Applied Materials, Inc.	Call	175.00	01/19/24	524	9,170	(39)
Applied Materials, Inc.	Put	140.00	01/19/24	210	2,940	(4)
Cheniere Energy, Inc.	Put	160.00	01/19/24	162	2,592	(10)
Chevron Corporation	Put	135.00	01/19/24	213	2,876	(3)
Chevron Corporation	Put	130.00	02/16/24	183	2,379	(11)
ConocoPhillips	Call	130.00	02/16/24	84	1,092	(5)
ConocoPhillips	Put	110.00	01/19/24	127	1,397	(8)
ConocoPhillips	Put	110.00	02/16/24	319	3,509	(70)
Datadog, Inc.	Call	140.00	02/16/24	59	826	(13)
Delta Air Lines, Inc.	Put	35.00	02/16/24	544	1,904	(23)
Hilton Worldwide Holdings Inc.	Call	180.00	01/19/24	41	738	(20)
Humana Inc.	Put	445.00	01/19/24	61	2,715	(27)
Humana Inc.	Put	455.00	02/16/24	76	3,458	(114)
Intel Corporation	Put	45.00	02/16/24	549	2,471	(45)
Intuitive Surgical, Inc.	Call	350.00	02/16/24	22	770	(26)
Invesco QQQ Trust Series I	Call	423.78	01/19/24	1,142	48,396	(120)
Invesco QQQ Trust Series I	Call	419.78	01/19/24	143	6,003	(26)
Invesco QQQ Trust Series I	Put	354.78	01/19/24	95	3,370	(1)
Invesco S&P 500 Equal Weight ETF	Put	150.00	01/19/24	879	13,185	(18)
iShares China Large-Cap ETF	Call	28.00	02/16/24	2,833	7,932	(37)
iShares China Large-Cap ETF	Call	30.00	02/16/24	4,790	14,370	(26)
iShares China Large-Cap ETF	Call	28.85	03/15/24	4,231	12,206	(89)
iShares iBoxx $ High Yield Corporate Bond ETF	Put	75.00	01/19/24	1,544	11,580	(8)
JPMorgan Chase & Co.	Put	155.00	02/16/24	313	4,852	(25)
Lockheed Martin Corporation	Call	470.00	01/19/24	15	705	(2)
MasterCard Incorporated	Call	430.00	01/19/24	41	1,763	(18)
McDonald's Corporation	Call	300.00	02/16/24	27	810	(16)
Meta Platforms, Inc.	Put	315.00	02/16/24	114	3,591	(63)
Micron Technology, Inc.	Put	80.00	02/16/24	110	880	(16)
Micron Technology, Inc.	Put	75.00	02/16/24	191	1,433	(11)
Microsoft Corporation	Call	390.00	01/19/24	71	2,769	(14)
Microsoft Corporation	Call	420.00	02/16/24	73	3,066	(15)
Nice Ltd	Call	230.00	01/19/24	108	2,484	(2)
Nice Ltd	Call	220.00	02/16/24	43	946	(14)
Norfolk Southern Corporation	Put	200.00	03/15/24	60	1,200	(8)
Northrop Grumman Corporation	Call	510.00	02/16/24	24	1,224	(7)
NVIDIA Corporation	Call	550.00	02/16/24	29	1,595	(23)
Oracle Corporation	Put	97.50	02/16/24	197	1,921	(17)
Oracle Corporation	Put	95.00	03/15/24	197	1,872	(29)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Paramount Global	Call	25.00	01/19/24	280	700	—
SPDR Gold Shares	Call	205.00	01/19/24	4,699	96,330	(127)
Tesla Inc.	Call	310.00	02/16/24	41	1,271	(12)
Tesla Inc.	Put	210.00	02/16/24	76	1,596	(31)
T-Mobile USA, Inc.	Call	165.00	01/19/24	690	11,385	(63)
Uber Technologies, Inc.	Call	70.00	01/19/24	826	5,782	(12)
UBS Group AG	Put	27.50	02/16/24	1,084	2,981	(31)
United Airlines Holdings, Inc.	Call	45.00	01/19/24	175	788	(7)
UnitedHealth Group Incorporated	Call	590.00	02/16/24	27	1,593	(3)
UnitedHealth Group Incorporated	Put	500.00	02/16/24	46	2,300	(26)
Valero Energy Corporation	Call	140.00	01/19/24	57	798	(4)
VanEck Semiconductor ETF	Put	135.00	01/19/24	72	972	—
VanEck Semiconductor ETF	Put	145.00	02/16/24	122	1,769	(4)
Walmart Inc.	Call	170.00	02/16/24	72	1,224	(3)
Walmart Inc.	Put	145.00	02/16/24	175	2,538	(9)
Walt Disney Company, The	Put	85.00	01/19/24	644	5,474	(21)
Wells Fargo & Company	Put	40.00	02/16/24	1,073	4,292	(13)
						(2,083)

JNL/BlackRock Global Allocation Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Contracts[1]	Notional[1]		Value ($)
Foreign Currency Options
EUR/USD Spot Rate	CIT	Put		1.05	02/13/24	38,460,444	EUR	38,460	(13)
EUR/USD Spot Rate	DUB	Put		1.05	01/12/24	39,954,242	EUR	39,954	—
USD/JPY Spot Rate	JPM	Put	JPY	136.00	01/30/24	14,973,334		14,973	(56)
									(69)
Interest Rate Swaptions
3M LIBOR, 01/26/28	CIT	Call		3.45	01/23/24	36,885,895		36,886	(247)
3M LIBOR, 02/14/25	CIT	Call		3.75	02/12/24	238,591,283		238,591	(23)
3M LIBOR, 02/05/28	DUB	Call		3.27	02/01/24	37,186,300		37,186	(175)
3M LIBOR, 04/02/26	JPM	Call		3.80	03/28/24	114,059,864		114,060	(573)
3M LIBOR, 10/28/26	JPM	Call		3.30	10/24/24	59,861,617		59,862	(390)
3M LIBOR, 03/20/34	NSI	Call		3.15	03/18/24	15,386,170		15,386	(123)
3M LIBOR, 05/30/34	CIT	Put		4.42	05/28/24	19,602,163		19,602	(24)
3M LIBOR, 05/08/26	GSC	Put		4.50	05/06/24	38,002,000		38,002	(33)
3M LIBOR, 01/17/26	JPM	Put		5.15	01/12/24	65,964,000		65,964	—
3M LIBOR, 04/01/29	JPM	Put		3.79	03/27/24	55,832,814		55,833	(262)
3M LIBOR, 10/28/26	JPM	Put		5.00	10/24/24	29,930,808		29,931	(24)
3M LIBOR, 11/25/26	JPM	Put		5.00	11/21/24	77,228,406		77,228	(69)
6M EURIBOR, 03/05/29	JPM	Call		2.50	03/01/24	23,857,414	EUR	23,857	(307)
6M EURIBOR, 03/20/29	JPM	Call		2.68	03/18/24	19,599,049	EUR	19,599	(411)
6M EURIBOR, 03/20/26	BNP	Put		4.05	03/18/24	27,475,305	EUR	27,475	(1)
6M EURIBOR, 03/05/29	JPM	Put		3.45	03/01/24	23,857,414	EUR	23,857	(6)
6M EURIBOR, 03/20/29	JPM	Put		3.58	03/18/24	19,599,049	EUR	19,599	(5)
6M LIBOR, 11/20/26	DUB	Put		1.50	11/18/24	7,698,716,000	JPY	7,698,716	(45)
6M LIBOR, 06/03/29	JPM	Put		3.40	05/30/24	38,621,502	EUR	38,622	(55)
									(2,773)
Options on Securities
Nomura Asset Management Co., Ltd.	BNP	Call	JPY	313.90	01/12/24	1,130,160	JPY	354,757	(1)
Nomura Asset Management Co., Ltd.	GSC	Call	JPY	313.77	01/12/24	1,882,847	JPY	590,781	(1)
Nomura Asset Management Co., Ltd.	JPM	Call	JPY	313.80	01/12/24	754,193	JPY	236,666	—
									(2)

JNL/BlackRock Global Allocation Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	TDB	03/14/24	AUD	2,306	1,575	57
AUD/USD	HSB	03/20/24	AUD	67,818	46,323	791
AUD/USD	RBC	03/20/24	AUD	6,700	4,576	80
BRL/EUR	UBS	03/20/24	EUR	(9,009)	(9,976)	120
CAD/USD	HSB	03/20/24	CAD	47,544	35,918	417
CHF/USD	UBS	03/20/24	CHF	40,071	48,026	1,314
CLP/USD	GSC	03/14/24	CLP	1,181,554	1,336	—
CNY/USD	UBS	03/20/24	CNY	85,530	12,153	75

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
COP/USD	CIT	01/31/24	COP	6,009,350	1,541	60
COP/USD	BNP	05/17/24	COP	7,642,251	1,920	179
COP/USD	BCL	08/15/24	COP	5,550,369	1,371	68
COP/USD	BNP	08/15/24	COP	14,272,378	3,526	226
DKK/USD	HSB	03/20/24	DKK	72,294	10,749	39
EUR/GBP	BNP	03/14/24	GBP	(811)	(1,034)	—
EUR/NOK	BCL	03/14/24	NOK	(5,300)	(523)	(8)
EUR/USD	JPM	03/20/24	EUR	2,500	2,769	34
EUR/USD	MSC	03/20/24	EUR	12,338	13,663	212
EUR/USD	UBS	03/20/24	EUR	15,665	17,347	68
GBP/EUR	BCL	03/20/24	EUR	(5,396)	(5,976)	(28)
GBP/USD	UBS	03/20/24	GBP	3,900	4,973	(4)
HUF/USD	CIT	03/14/24	HUF	353,042	1,009	18
HUF/USD	DUB	03/14/24	HUF	589,345	1,685	39
HUF/USD	BCL	03/20/24	HUF	1,060,639	3,031	(11)
IDR/USD	CIT	03/14/24	IDR	7,842,514	509	1
ILS/USD	CIT	01/29/24	ILS	19,397	5,360	424
INR/USD	JPM	03/14/24	INR	139,299	1,670	4
JPY/EUR	SCB	03/21/24	EUR	(17,178)	(19,023)	(1)
JPY/USD	JPM	01/22/24	JPY	73,179	521	11
JPY/USD	BNP	03/21/24	JPY	17,137,517	123,046	366
KRW/USD	CIT	03/14/24	KRW	3,887,208	3,031	56
KRW/USD	BNP	03/20/24	KRW	13,799,774	10,764	32
MXN/EUR	CIT	03/20/24	EUR	(8,976)	(9,939)	123
MXN/USD	CIT	03/20/24	MXN	43,624	2,537	40
MYR/USD	BCL	03/14/24	MYR	14,642	3,202	54
NOK/CHF	HSB	03/20/24	CHF	(11,599)	(13,902)	84
NOK/EUR	BCL	03/14/24	EUR	(426)	(472)	23
NOK/EUR	BNP	03/14/24	EUR	(934)	(1,034)	2
NOK/EUR	CIT	03/14/24	EUR	(39)	(43)	2
NZD/USD	MSC	03/20/24	NZD	2,413	1,526	29
PLN/USD	BNP	03/20/24	PLN	18,191	4,618	(12)
SEK/USD	BCL	03/20/24	SEK	96,249	9,572	137
SGD/USD	TDB	03/20/24	SGD	7,160	5,445	32
THB/EUR	CIT	03/20/24	EUR	(2,520)	(2,791)	16
THB/USD	BCL	03/14/24	THB	212,061	6,252	275
TRY/USD	BCL	12/04/24	TRY	4,066	102	(2)
TRY/USD	GSC	12/04/24	TRY	28,421	714	(16)
TWD/USD	MSC	03/20/24	TWD	305,038	10,032	96
USD/BRL	GSC	03/14/24	BRL	(32,169)	(6,577)	(136)
USD/BRL	CIT	03/20/24	BRL	(39,211)	(8,013)	(110)
USD/BRL	JPM	04/02/24	BRL	(37,161)	(7,587)	(447)
USD/CLP	CIT	03/14/24	CLP	(437,289)	(494)	1
USD/COP	BCL	01/09/24	COP	(5,550,369)	(1,430)	(66)
USD/COP	BNP	01/09/24	COP	(14,272,378)	(3,678)	(225)
USD/COP	CIT	02/20/24	COP	(7,642,251)	(1,953)	(68)
USD/COP	CIT	03/14/24	COP	(21,522,751)	(5,475)	(180)
USD/CZK	BCL	03/14/24	CZK	(103,881)	(4,636)	(59)
USD/EUR	BCL	03/14/24	EUR	(307)	(339)	(8)
USD/EUR	DUB	03/14/24	EUR	(532)	(590)	(14)
USD/EUR	DUB	03/20/24	EUR	(4,976)	(5,510)	(21)
USD/GBP	DUB	03/20/24	GBP	(9,312)	(11,874)	9
USD/HKD	BCL	03/20/24	HKD	(201,957)	(25,910)	(10)
USD/IDR	UBS	03/14/24	IDR	(98,409,203)	(6,386)	(109)
USD/IDR	BNP	03/20/24	IDR	(42,112,121)	(2,733)	(12)
USD/ILS	JPM	01/29/24	ILS	(12,818)	(3,542)	(184)
USD/ILS	TDB	01/29/24	ILS	(6,579)	(1,818)	(92)
USD/INR	CIT	03/20/24	INR	(264,957)	(3,175)	(4)
USD/MXN	BCL	03/14/24	MXN	(32,172)	(1,872)	(53)
USD/NOK	DUB	03/20/24	NOK	(120,087)	(11,840)	(407)
USD/PLN	CIT	03/14/24	PLN	(2,712)	(688)	(16)
USD/PLN	HSB	03/14/24	PLN	(10,140)	(2,575)	(52)
USD/TWD	CIT	01/22/24	TWD	(15,881)	(519)	(9)
USD/ZAR	DUB	03/14/24	ZAR	(112,611)	(6,118)	(253)
ZAR/EUR	DUB	03/20/24	EUR	(6,088)	(6,741)	1
ZAR/USD	CIT	03/20/24	ZAR	111,577	6,058	19
					211,664	3,017

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate[2] (%)		Expiration	Notional[1]		Premiums Paid (Received) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
BRAZIBOR (A)	Paying	BCL	11.56	(A)	01/02/26	BRL	3,964	—	18
BRAZIBOR (A)	Paying	BCL	11.82	(A)	01/02/26	BRL	4,916	—	28
BRAZIBOR (A)	Paying	BCL	10.32	(A)	01/04/27	BRL	45,078	—	82
BRAZIBOR (A)	Paying	BNP	11.27	(A)	01/02/26	BRL	4,094	—	15
BRAZIBOR (A)	Paying	BNP	10.12	(A)	01/04/27	BRL	150	—	—
BRAZIBOR (A)	Paying	BNP	10.03	(A)	01/04/27	BRL	19,707	—	1
BRAZIBOR (A)	Paying	BNP	10.12	(A)	01/04/27	BRL	26,802	—	13
BRAZIBOR (A)	Paying	BOA	10.10	(A)	01/04/27	BRL	20,964	—	8
BRAZIBOR (A)	Paying	BOA	9.97	(A)	01/04/27	BRL	22,621	—	—
BRAZIBOR (A)	Paying	BOA	10.12	(A)	01/04/27	BRL	27,934	—	13
BRAZIBOR (A)	Receiving	CIT	12.62	(A)	01/02/24	BRL	126,552	—	—
BRAZIBOR (A)	Paying	CIT	13.22	(A)	01/02/25	BRL	36,342	—	198
BRAZIBOR (A)	Paying	CIT	11.76	(A)	01/02/26	BRL	3,073	—	17
BRAZIBOR (A)	Paying	CIT	9.95	(A)	01/04/27	BRL	22,020	—	(1)
BRAZIBOR (A)	Paying	JPM	9.39	(A)	01/02/25	BRL	44,224	—	(500)
BRAZIBOR (A)	Paying	JPM	9.42	(A)	01/02/25	BRL	48,245	—	(537)
BRAZIBOR (A)	Paying	JPM	13.18	(A)	01/02/25	BRL	69,084	—	369
BRAZIBOR (A)	Paying	JPM	13.15	(A)	01/02/25	BRL	69,119	—	363
BRAZIBOR (A)	Paying	JPM	11.78	(A)	01/02/26	BRL	3,209	—	18
BRAZIBOR (A)	Paying	JPM	10.03	(A)	01/04/27	BRL	21,969	—	7
BRAZIBOR (A)	Paying	MSC	11.83	(A)	01/02/26	BRL	5,643	—	32
BRAZIBOR (A)	Paying	MSC	9.99	(A)	01/04/27	BRL	21,993	—	3
Colombian Interbank Rate (A)	Receiving	CIT	10.18	(A)	06/20/25	COP	9,422,044	—	(18)
								—	129

JNL/BlackRock Global Allocation Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
American Airlines Group Inc. (Q)	JPM	N/A	5.00	12/20/24	140	(4)	(2)	(2)
BorgWarner Inc. (Q)	BNP	N/A	1.00	12/20/27	210	(4)	3	(7)
General Electric Company (Q)	MSC	N/A	1.00	06/20/27	212	(4)	5	(9)
General Electric Company (Q)	MSC	N/A	1.00	06/20/27	159	(4)	3	(7)
General Electric Company (Q)	MSC	N/A	1.00	06/20/27	159	(4)	3	(7)
Southwest Airlines Co. (Q)	CIT	N/A	1.00	12/20/28	905	(4)	7	(11)
Government of the Republic of Panama (Q)	BCL	N/A	1.00	12/20/28	115	4	4	—
Government of the Republic of Panama (Q)	GSC	N/A	1.00	12/20/28	125	4	4	—
Paramount Global (Q)	BCL	N/A	1.00	06/20/28	68	2	3	(1)
Paramount Global (Q)	BCL	N/A	1.00	06/20/28	63	2	3	(1)
Paramount Global (Q)	JPM	N/A	1.00	06/20/28	310	7	14	(7)
Pitney Bowes Inc. (Q)	BCL	N/A	1.00	06/20/24	70	—	9	(9)
Pitney Bowes Inc. (Q)	CIT	N/A	1.00	06/20/25	195	7	36	(29)
Pitney Bowes Inc. (Q)	GSC	N/A	1.00	06/20/25	130	4	37	(33)
Pitney Bowes Inc. (Q)	BCL	N/A	1.00	12/20/27	80	15	20	(5)
Pitney Bowes Inc. (Q)	BOA	N/A	1.00	12/20/27	115	22	24	(2)
Pitney Bowes Inc. (Q)	CIT	N/A	1.00	12/20/27	60	11	16	(5)
Pitney Bowes Inc. (Q)	CIT	N/A	1.00	12/20/27	40	8	11	(3)
Pitney Bowes Inc. (Q)	GSC	N/A	1.00	12/20/27	70	14	18	(4)
Simon Property Group, Inc. (Q)	JPM	N/A	1.00	06/20/28	645	(8)	16	(24)
Staples, Inc. (Q)	BCL	N/A	5.00	06/20/24	125	1	13	(12)
UBS Group AG (Q)	JPM	N/A	1.00	06/20/28	1,231	(17)	37	(54)
Xerox Corporation (Q)	CIT	N/A	1.00	12/20/27	80	5	9	(4)
Xerox Corporation (Q)	JPM	N/A	1.00	12/20/27	120	7	14	(7)
Xerox Corporation (Q)	JPM	N/A	1.00	12/20/28	20	2	3	(1)
Xerox Corporation (Q)	MSC	N/A	1.00	12/20/28	40	3	5	(2)
					5,487	69	315	(246)
Credit default swap agreements - sell protection
Vistra Operations Company LLC (Q)	JPM	1.16	5.00	12/20/25	(337)	25	18	7

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — OTC Contracts for Difference
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration^	Contracts[1] Long (Short)	Notional[1]	Value/ Unrealized Appreciation (Depreciation) ($)
AB Sagax (MT)	CIT	OBFR -0.25% (M)	TBD	(3,300)	(91)	1
Advantest Corporation (MT)	JPM	OBFR -0.25% (M)	TBD	(25,900)	(760)	(119)
Advantest Corporation (MT)	CIT	OBFR -0.25% (M)	TBD	(700)	(24)	—
AGL Energy Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(6,914)	(44)	—
Air Transport Services Group, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(3,816)	(60)	(7)
Airbnb, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(16,721)	(2,354)	80
Airbnb, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(824)	(116)	4
Ajinomoto Co., Inc. (MT)	CIT	OBFR -0.25% (M)	TBD	(6,200)	(235)	(4)
Aker BP ASA (MT)	CIT	OBFR -0.25% (M)	TBD	(6,141)	(179)	—
Aktiebolaget Electrolux (MT)	CIT	OBFR -0.25% (M)	TBD	(6,588)	(71)	1
Alaska Air Group, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(978)	(40)	2
Alibaba Health Information Technology Limited (MT)	CIT	OBFR -0.30% (M)	TBD	(44,000)	(22)	(2)
Alpargatas S.A. (MT)	JPM	OBFR -1.00% (M)	TBD	(26,814)	(50)	(6)
America Movil, S.A.B. De C.V. (MT)	CIT	OBFR -0.50% (M)	TBD	(864,358)	(799)	(2)
Arista Networks, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(930)	(222)	3
ASR Nederland N.V. (MT)	CIT	OBFR -0.26% (M)	TBD	(1,173)	(55)	—
Atlantic Union Bank (MT)	JPM	OBFR -0.15% (M)	TBD	(4,640)	(157)	(12)
Avery Dennison Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(3,959)	(759)	(43)
Avolta AG (MT)	CIT	OBFR -0.26% (M)	TBD	(1,767)	(68)	(1)
Bachem Holding AG (MT)	JPM	OBFR -0.26% (M)	TBD	(8,118)	(599)	(27)
Baloise Holding AG (MT)	CIT	OBFR -0.26% (M)	TBD	(2,181)	(337)	(4)
Baloise Holding AG (MT)	JPM	OBFR -0.26% (M)	TBD	(758)	(115)	(4)
Banco BTG Pactual S/A (MT)	JPM	OBFR -0.40% (M)	TBD	(3,428)	(24)	(3)
Bank of Hawaii Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(4,268)	(280)	(31)
Bank Polska Kasa Opieki - Spolka Akcyjna (MT)	JPM	OBFR -0.50% (M)	TBD	(1,516)	(56)	(3)
Banner Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(1,857)	(93)	(7)
Blackstone Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(4,297)	(562)	(1)
Boston Properties, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(13,553)	(868)	(93)
Brandywine Realty Trust (MT)	JPM	OBFR -0.15% (M)	TBD	(813)	(4)	—
BRF S.A. (MT)	JPM	OBFR -0.40% (M)	TBD	(28,453)	(80)	(1)
Brookfield Asset Management Ltd. (MT)	CIT	OBFR -0.20% (M)	TBD	(4,087)	(163)	(3)
Carnival Corporation (MT)	CIT	OBFR -0.15% (M)	TBD	(1,434)	(27)	1
CDW Corp. (MT)	CIT	OBFR -0.15% (M)	TBD	(234)	(53)	—
Celanese Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(1,825)	(258)	(25)
Celanese Corporation (MT)	CIT	OBFR -0.15% (M)	TBD	(17,329)	(2,694)	3
Cencora, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(1,884)	(383)	(4)
Centrica PLC (MT)	JPM	OBFR -0.25% (M)	TBD	(43,720)	(82)	4
Chailease Holding Company Limited (MT)	CIT	OBFR -0.35% (M)	TBD	(13,000)	(78)	(4)
Charles River Laboratories International, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(8,818)	(1,803)	(276)
Charles River Laboratories International, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(260)	(61)	—
China Overseas Land & Investment Limited (MT)	CIT	OBFR -0.30% (M)	TBD	(93,500)	(160)	(5)
China Southern Airlines Company Limited (M)	JPM	OBFR -0.30% (M)	TBD	(412,000)	(181)	7
China Vanke Co., Ltd. (M)	CIT	OBFR -0.30% (M)	TBD	(51,132)	(46)	(2)
Church & Dwight Co., Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(1,243)	(116)	(2)
Church & Dwight Co., Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(1,766)	(162)	(5)
Cia De Saneamento Basico Do Estado De Sao Paulo SABESP (MT)	CIT	OBFR -0.40% (M)	TBD	(36,287)	(559)	(4)
Columbia Banking System, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(3,571)	(89)	(6)
Community Bank System, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(4,411)	(215)	(16)
Computershare Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(79,066)	(1,230)	(80)
Constellation Energy Group, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(7,803)	(900)	(12)
CoStar Group, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(6,595)	(577)	1
CSPC Pharmaceutical Group Limited (MT)	CIT	OBFR -0.30% (M)	TBD	(366,000)	(322)	(18)
Cullen/Frost Bankers, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(735)	(75)	(5)
CVB Financial Corp. (MT)	JPM	OBFR -0.15% (M)	TBD	(11,219)	(220)	(6)
Daiichi Sankyo Company, Ltd (MT)	CIT	OBFR -0.25% (M)	TBD	(1,300)	(35)	(1)
Darden Restaurants, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(346)	(55)	(2)
Delivery Hero SE (MT)	JPM	OBFR -0.26% (M)	TBD	(7,923)	(269)	51
D'Ieteren Group (MT)	JPM	OBFR -0.26% (M)	TBD	(1,381)	(240)	(29)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration^	Contracts[1] Long (Short)	Notional[1]	Value/ Unrealized Appreciation (Depreciation) ($)
D'Ieteren Group (MT)	CIT	OBFR -0.26% (M)	TBD	(287)	(55)	(1)
Discover Financial Services (MT)	CIT	OBFR -0.15% (M)	TBD	(331)	(37)	—
Dollar General Corporation (MT)	CIT	OBFR +0.20% (M)	TBD	18	2	—
Dollar General Corporation (M)	JPM	OBFR -0.15% (M)	TBD	(13,601)	(1,732)	(113)
DSM-Firmenich AG (MT)	CIT	OBFR -0.26% (M)	TBD	(1,018)	(102)	(1)
DSM-Firmenich AG (MT)	JPM	OBFR -0.26% (M)	TBD	(5,877)	(558)	(38)
Endeavour Group Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(15,460)	(51)	(3)
Enphase Energy, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(6,330)	(848)	12
Enphase Energy, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(565)	(61)	(14)
EPAM Systems, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(1,667)	(448)	(47)
EQT AB (MT)	CIT	OBFR -0.25% (M)	TBD	(4,430)	(124)	(2)
EQT Corporation (MT)	CIT	OBFR -0.15% (M)	TBD	(15,850)	(618)	6
ETSY, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(292)	(25)	1
Evolution Mining Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(14,214)	(34)	(5)
Fastighets AB Balder (MT)	CIT	OBFR -0.25% (M)	TBD	(47,785)	(340)	1
First Bancorp (MT)	JPM	OBFR -0.15% (M)	TBD	(2,571)	(88)	(8)
Flat Glass Group Co., Ltd. (MT)	JPM	OBFR -1.25% (M)	TBD	(121,000)	(185)	(19)
Ford Motor Company (MT)	CIT	OBFR -0.15% (M)	TBD	(475)	(6)	—
Frontier Communications Parent, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(6,533)	(152)	(13)
Fujitsu General Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(2,400)	(40)	1
Fuyao Glass Industry Group Co., Ltd. (M)	JPM	OBFR -0.30% (M)	TBD	(17,600)	(80)	(6)
G&L Beijer Ref AB (MT)	CIT	OBFR -0.26% (M)	TBD	(9,920)	(134)	2
G&L Beijer Ref AB (MT)	JPM	OBFR -0.28% (M)	TBD	(11,711)	(149)	(7)
GE HealthCare Technologies Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(9,401)	(729)	3
Gen Digital Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(36,722)	(850)	12
Generac Holdings Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(2,416)	(311)	(1)
Givaudan SA (MT)	CIT	OBFR -0.26% (M)	TBD	(97)	(395)	(6)
Glacier Bancorp, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(5,158)	(196)	(19)
Global Payments Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(1,431)	(182)	—
Global Payments Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(769)	(92)	(5)
Goodman Funding Pty Ltd (MT)	JPM	OBFR -0.25% (M)	TBD	(6,221)	(95)	(12)
Growthpoint Properties Limited (MT)	JPM	OBFR -0.40% (M)	TBD	(57,155)	(34)	(2)
Haleon PLC (MT)	CIT	OBFR -0.25% (M)	TBD	(161,645)	(661)	(1)
Hapvida Participacoes E Investimentos S/A (M)	JPM	OBFR -0.40% (M)	TBD	(2,417,653)	(2,139)	(70)
Harmony Gold Mining Company (MT)	JPM	OBFR -0.40% (M)	TBD	(8,892)	(53)	(5)
Hasbro, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(15,559)	(794)	—
Heineken Holding N.V. (MT)	CIT	OBFR -0.26% (M)	TBD	(10,969)	(924)	(3)
Heineken N.V. (MT)	CIT	OBFR -0.26% (M)	TBD	(3,078)	(311)	(1)
Hellofresh SE (MT)	CIT	OBFR -0.26% (M)	TBD	(970)	(15)	—
Hellofresh SE (MT)	JPM	OBFR -0.26% (M)	TBD	(38,518)	(664)	58
Helvetia Holding AG (MT)	CIT	OBFR -0.26% (M)	TBD	(459)	(62)	(1)
Hino Motors, Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(10,600)	(34)	(1)
HOCHTIEF Aktiengesellschaft (MT)	JPM	OBFR -0.26% (M)	TBD	(244)	(26)	(1)
IDP Education Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(6,157)	(94)	10
Illumina, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(3,864)	(541)	3
Imperial Oil Limited (MT)	CIT	OBFR -0.20% (M)	TBD	(5,451)	(308)	(2)
Independent Bank Group, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(5,467)	(234)	(43)
InPost S.A. (MT)	JPM	OBFR -0.26% (M)	TBD	(43,442)	(525)	(74)
International Business Machines Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(4,193)	(679)	(17)
Iron Mountain Incorporated (MT)	JPM	OBFR -0.15% (M)	TBD	(6,838)	(448)	(34)
Iron Mountain Incorporated (MT)	CIT	OBFR -0.15% (M)	TBD	(1,488)	(103)	(2)
iShares iBoxx $ High Yield Corporate Bond ETF (MT)	JPM	OBFR -3.45% (M)	TBD	(36,530)	(2,771)	(62)
K.K.R. Co., Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(4,835)	(396)	(4)
K.K.R. Co., Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(1,501)	(116)	(9)
Kakao Corp. (MT)	JPM	OBFR -0.35% (M)	TBD	(1,132)	(45)	(3)
Kakao Corp. (MT)	CIT	OBFR -0.35% (M)	TBD	(13,771)	(558)	(22)
Kawasaki Kisen Kaisha, Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(1,000)	(47)	4
KGHM Polska Miedz Spolka Akcyjna (MT)	CIT	OBFR -0.50% (M)	TBD	(1,859)	(58)	—
Koninklijke Philips N.V. (MT)	CIT	OBFR -0.26% (M)	TBD	(29,797)	(689)	(4)
Koninklijke Philips N.V. (MT)	JPM	OBFR -0.26% (M)	TBD	(301)	(6)	(1)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration^	Contracts[1] Long (Short)	Notional[1]	Value/ Unrealized Appreciation (Depreciation) ($)
Lakeland Bancorp, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(6,285)	(86)	(6)
Lamb Weston Holdings, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(15,790)	(1,653)	(52)
Lamb Weston Holdings, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(2,074)	(209)	(14)
Lasertec Co., Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(9,100)	(2,293)	(109)
Lendlease Corporation Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(18,790)	(85)	(10)
Lenovo Group Limited (MT)	CIT	OBFR -0.30% (M)	TBD	(60,000)	(79)	(5)
LG Chem, Ltd. (MT)	CIT	OBFR -0.35% (M)	TBD	(2,493)	(803)	(24)
LG Chem, Ltd. (MT)	CIT	OBFR -0.35% (M)	TBD	(162)	(61)	(2)
LG Electronics Inc. (MT)	JPM	OBFR -0.35% (M)	TBD	(329)	(24)	(2)
Localiza Rent A Car S/A (MT)	JPM	OBFR +0.00% (M)	TBD	(463)	(0)	(2)
Localiza Rent A Car S/A (MT)	JPM	OBFR -0.50% (M)	TBD	(128,513)	(1,594)	(94)
Lotte Energy Materials Corporation (MT)	JPM	OBFR -0.63% (M)	TBD	(3,375)	(111)	1
Lowe`s Companies, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(7,697)	(1,716)	5
LPP Spolka Akcyjna (MT)	CIT	OBFR -0.50% (M)	TBD	(16)	(67)	1
Lynas Rare Earths Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(189,034)	(796)	(124)
Macnica Holdings, Inc. (MT)	CIT	OBFR -0.25% (M)	TBD	(900)	(48)	—
Matsuki Yokokokara & Company Co., Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(32,000)	(561)	(6)
MercadoLibre S.R.L (MT)	CIT	OBFR +0.20% (M)	TBD	8	13	—
MercadoLibre S.R.L (MT)	JPM	OBFR -0.15% (M)	TBD	(8)	(13)	—
Mercari, Inc. (MT)	CIT	OBFR -0.25% (M)	TBD	(2,100)	(37)	(1)
Mercari, Inc. (MT)	JPM	OBFR -0.25% (M)	TBD	(32,900)	(604)	(4)
Metso Oyj (MT)	JPM	OBFR -0.26% (M)	TBD	(25,576)	(248)	(10)
Metso Oyj (MT)	CIT	OBFR -0.26% (M)	TBD	(9,095)	(93)	1
Mineral Resources Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(25,815)	(1,065)	(164)
Mitsubishi Corporation (MT)	CIT	OBFR -0.25% (M)	TBD	(3,600)	(56)	(1)
Nexi Spa (MT)	CIT	OBFR -0.26% (M)	TBD	(24,540)	(200)	(1)
NEXTDC Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(4,894)	(43)	(3)
Nikon Corporation (MT)	JPM	OBFR -0.25% (M)	TBD	(48,000)	(456)	(18)
Norwegian Cruise Line Holdings Ltd. (MT)	CIT	OBFR -0.15% (M)	TBD	(2,373)	(50)	2
NRG Energy, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(795)	(38)	(3)
Ocado Group PLC (MT)	JPM	OBFR -0.25% (M)	TBD	(63,701)	(501)	(113)
OceanFirst Financial Corp. (MT)	JPM	OBFR -0.15% (M)	TBD	(5,443)	(85)	(9)
Old National Bancorp (MT)	JPM	OBFR -0.15% (M)	TBD	(9,142)	(148)	(6)
Olympus Corporation (MT)	JPM	OBFR -0.25% (M)	TBD	(98,300)	(1,428)	9
Olympus Corporation (MT)	CIT	OBFR -0.25% (M)	TBD	(13,400)	(195)	2
On Semiconductor Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(819)	(62)	(6)
On Semiconductor Corporation (MT)	CIT	OBFR +0.00% (M)	TBD	(13,052)	(1,096)	7
ONEOK, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(981)	(69)	—
Open House Group Co., Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(1,000)	(29)	(1)
Origin Energy Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(521)	(3)	—
Origin Energy Limited (MT)	CIT	OBFR -0.30% (M)	TBD	(11,136)	(63)	(1)
ORIX Corporation (MT)	JPM	OBFR -0.25% (M)	TBD	(6,700)	(125)	(1)
Orlen S A (MT)	JPM	OBFR -0.50% (M)	TBD	(4,329)	(67)	(5)
Paramount Global (MT)	CIT	OBFR -0.15% (M)	TBD	(75,747)	(1,136)	12
Park24 Co., Ltd. (MT)	JPM	OBFR -0.25% (M)	TBD	(3,100)	(37)	(2)
Partners Group Holding AG (MT)	CIT	OBFR -0.26% (M)	TBD	(31)	(44)	—
PICC Property and Casualty Company Limited (MT)	JPM	OBFR -0.30% (M)	TBD	(334,000)	(378)	(18)
Pool Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(370)	(131)	(16)
POSCO Future M Co., Ltd. (M)	JPM	OBFR -1.23% (M)	TBD	(2,833)	(743)	(45)
POSCO Future M Co., Ltd. (MT)	CIT	OBFR -1.00% (M)	TBD	(1,930)	(526)	(12)
POSCO Holdings Inc. (MT)	JPM	OBFR -0.35% (M)	TBD	(1,645)	(593)	(43)
Power Corporation of Canada (MT)	JPM	OBFR -0.25% (M)	TBD	(3,712)	(104)	(3)
Prio S.A. (MT)	CIT	OBFR -0.40% (M)	TBD	(3,461)	(32)	(1)
Pro Medicus Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(1,072)	(64)	(6)
Provident Financial Services, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(5,285)	(88)	(7)
Quanta Services, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(1,155)	(247)	(2)
Rakuten Group, Inc. (MT)	JPM	OBFR -0.25% (M)	TBD	(308,700)	(1,243)	(139)
Ralph Lauren Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(393)	(52)	(5)
Ralph Lauren Corporation (MT)	CIT	OBFR -0.15% (M)	TBD	(1,461)	(213)	1
Raymond James Financial, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(1,293)	(138)	(6)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration^	Contracts[1] Long (Short)	Notional[1]	Value/ Unrealized Appreciation (Depreciation) ($)
Realty Income Corporation (MT)	CIT	OBFR -0.15% (M)	TBD	(1,538)	(87)	(1)
Recruit Holdings Co., Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(10,500)	(433)	(11)
Reinet Investments S.C.A. (MT)	JPM	OBFR -0.40% (M)	TBD	(3,585)	(81)	(10)
Renesas Electronics Corporation (MT)	CIT	OBFR -0.25% (M)	TBD	(2,700)	(48)	(1)
Rentokil Initial PLC (MT)	CIT	OBFR -0.25% (M)	TBD	(22,389)	(123)	(2)
Restaurant Brands International Limited Partnership (MT)	CIT	OBFR -0.20% (M)	TBD	(5,368)	(415)	(7)
Restaurant Brands International Limited Partnership (MT)	JPM	OBFR -0.25% (M)	TBD	(1,784)	(128)	(12)
Revvity, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(15,361)	(1,398)	(277)
Revvity, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(701)	(76)	(1)
Sabre Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(7,045)	(27)	(4)
SalMar ASA (MT)	CIT	OBFR -0.25% (M)	TBD	(10,921)	(575)	(36)
Sandy Spring Bancorp, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(3,714)	(88)	(13)
Santos Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(4,838)	(23)	(2)
Sartorius Aktiengesellschaft (MT)	CIT	OBFR -0.26% (M)	TBD	(330)	(122)	1
Sartorius Aktiengesellschaft (MT)	JPM	OBFR -0.39% (M)	TBD	(2,961)	(983)	(104)
Sartorius Stedim Biotech (MT)	JPM	OBFR -0.26% (M)	TBD	(5,456)	(1,211)	(228)
Sasol (MT)	JPM	OBFR -0.40% (M)	TBD	(3,500)	(33)	(2)
SBI Holdings, Inc. (MT)	JPM	OBFR -0.25% (M)	TBD	(11,300)	(250)	(6)
Sea Limited (MT)	JPM	OBFR -0.15% (M)	TBD	(15,151)	(606)	(6)
Securitas AB (MT)	JPM	OBFR -0.30% (M)	TBD	(6,543)	(59)	(5)
Shandong Gold Group Co., Ltd. (M)	JPM	OBFR -0.43% (M)	TBD	(149,750)	(280)	(4)
SIG Group AG (MT)	CIT	OBFR -0.26% (M)	TBD	(45,148)	(1,029)	(9)
Simmons First National Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(6,481)	(115)	(14)
Simon Property Group, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(389)	(52)	(4)
Sino Biopharmaceutical Limited (MT)	JPM	OBFR -0.30% (M)	TBD	(298,000)	(129)	(4)
SK Inc. (MT)	JPM	OBFR -0.35% (M)	TBD	(253)	(33)	(2)
Skanska AB (MT)	CIT	OBFR -0.26% (M)	TBD	(2,887)	(52)	—
Socionext Inc. (MT)	JPM	OBFR -0.25% (M)	TBD	(12,500)	(212)	(14)
Sony Group Corporation (MT)	CIT	OBFR -0.25% (M)	TBD	(1,200)	(110)	(4)
Southstate Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(2,000)	(160)	(9)
Southwest Airlines Co. (MT)	CIT	OBFR -0.15% (M)	TBD	(98,035)	(2,892)	45
SPDR S&P Regional Banking ETF (MT)	JPM	OBFR -0.82% (M)	TBD	(6,081)	(298)	(23)
Square Enix Holdings Co., Ltd. (MT)	JPM	OBFR -0.25% (M)	TBD	(9,400)	(323)	(13)
Steris Public Limited Company (MT)	JPM	OBFR -0.15% (M)	TBD	(2,207)	(443)	(43)
Straumann Holding AG (MT)	CIT	OBFR -0.26% (M)	TBD	(2,175)	(347)	(3)
SUMCO Corporation (MT)	CIT	OBFR -0.25% (M)	TBD	(86,300)	(1,301)	2
Suncorp Group Limited (MT)	JPM	OBFR -0.25% (M)	TBD	(9,245)	(85)	(2)
Suzuki Motor Corporation (MT)	CIT	OBFR -0.25% (M)	TBD	(1,700)	(73)	—
Swiss Life Holding AG (MT)	CIT	OBFR -0.26% (M)	TBD	(2,170)	(1,470)	(36)
Taisho Pharmaceutical Holdings Co., Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(3,900)	(236)	(3)
Take-Two Interactive Software, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(17,558)	(2,844)	20
Tecan Group AG (MT)	JPM	OBFR -0.26% (M)	TBD	(1,390)	(497)	(69)
Teck Resources Limited (MT)	CIT	OBFR -0.20% (M)	TBD	(1,188)	(50)	—
Telecom Italia SPA (MT)	JPM	OBFR -0.26% (M)	TBD	(296,717)	(85)	(11)
Telecom Italia SPA (MT)	CIT	OBFR -0.26% (M)	TBD	(3,572,961)	(1,181)	21
The Kansai Electric Power Company, Incorporated (MT)	CIT	OBFR -0.25% (M)	TBD	(4,300)	(55)	(2)
Tokai Carbon Co., Ltd. (MT)	CIT	OBFR -0.25% (M)	TBD	(6,400)	(46)	(1)
Tractor Supply Company (MT)	CIT	OBFR -0.15% (M)	TBD	(2,941)	(623)	(9)
Trimble Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(906)	(48)	(1)
Tyson Foods, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(7,618)	(396)	(13)
United Rentals, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(112)	(64)	—
V.F. Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(77,299)	(1,402)	(54)
Valley National Bancorp (MT)	JPM	OBFR -0.15% (M)	TBD	(35,199)	(350)	(35)
Vanguard Intermediate-Term Corporate Bond ETF (MT)	JPM	OBFR -0.15% (M)	TBD	(60,725)	(4,794)	(145)
Vonovia SE (MT)	CIT	OBFR -0.26% (M)	TBD	(25,746)	(804)	(6)
WAFD, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(8,178)	(250)	(19)
Walgreens Boots Alliance, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(28,166)	(739)	4
Walgreens Boots Alliance, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(4,371)	(101)	(15)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/BlackRock Global Allocation Fund — OTC Contracts for Difference (continued)
Reference Entity[2]	Counter-party	Financing Fee[2]	Expiration^	Contracts[1] Long (Short)	Notional[1]	Value/ Unrealized Appreciation (Depreciation) ($)
Waste Management, Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(10,827)	(1,916)	(22)
Waters Corporation (MT)	CIT	OBFR -0.15% (M)	TBD	(6,916)	(2,280)	5
WesBanco, Inc. (MT)	JPM	OBFR -0.15% (M)	TBD	(2,999)	(87)	(7)
Western Digital Corporation (MT)	CIT	OBFR -0.15% (M)	TBD	(14,092)	(742)	5
WSFS Financial Corporation (MT)	JPM	OBFR -0.15% (M)	TBD	(2,285)	(95)	(10)
Xiaomi Corporation (M)	JPM	OBFR -0.30% (M)	TBD	(443,600)	(830)	(54)
Xpeng Inc. (MT)	JPM	OBFR -1.84% (M)	TBD	(7,100)	(55)	3
Xpeng Inc. (MT)	CIT	OBFR -1.00% (M)	TBD	(143,200)	(979)	(60)
Xylem Inc. (MT)	CIT	OBFR -0.15% (M)	TBD	(12,255)	(1,380)	(20)
Yokogawa Electric Corporation (MT)	CIT	OBFR -0.25% (M)	TBD	(1,900)	(36)	—
Zebra Technologies Corporation (MT)	CIT	OBFR -0.15% (M)	TBD	(158)	(43)	(1)
Zhuzhou CRRC Times Electric Co., Ltd. (MT)	CIT	OBFR -0.30% (M)	TBD	(39,100)	(108)	(4)
Zhuzhou CRRC Times Electric Co., Ltd. (MT)	JPM	OBFR -0.30% (M)	TBD	(7,300)	(22)	1
ZTE Corporation (MT)	CIT	OBFR -0.30% (M)	TBD	(13,600)	(28)	(3)
						(3,716)

^Contracts for Difference have no expiration date to the contract, but are typically terminated by the buyer.

JNL/BlackRock Global Allocation Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
EQUITY
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -0.25% (Q)	BNP	03/15/24	10,508	—	43
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -0.35% (Q)	BNP	03/15/24	5,773	—	110
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -0.12% (Q)	GSC	03/15/24	7,889	—	32
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -0.35% (Q)	GSC	03/15/24	3,825	—	86
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -0.35% (Q)	JPM	03/15/24	3,822	—	87
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -0.12% (Q)	JPM	03/15/24	7,889	—	32
iShares iBoxx $ High Yield Corporate Bond ETF (Q)	SOFR -0.10% (Q)	JPM	03/15/24	3,821	—	87
					—	477
INDEX
Citi EQ US 1W Volatility Carry Index (Q)‡	Fixed Rate of +0.00% (Q)	CIT	03/15/24	13	—	—

Total return swap agreements - paying return
EQUITY
iShares iBoxx $ Investment Grade Corporate Bond ETF (Q)	SOFR -1.70% (Q)	BNP	03/15/24	(3,321)	—	(3)
iShares iBoxx $ Investment Grade Corporate Bond ETF (Q)	SOFR -1.70% (Q)	JPM	03/15/24	(3,607)	—	(3)
					—	(6)

‡Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See “Fair Value Measurements” in the Notes to Financial Statements.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/BlackRock Global Allocation Fund
Assets - Securities
Common Stocks	1,099,167	569,013	1,974	1,670,154
Government And Agency Obligations	—	265,354	—	265,354
Corporate Bonds And Notes	—	220,329	2,470	222,799
Non-U.S. Government Agency Asset-Backed Securities	—	102,177	4,928	107,105
Investment Companies	45,259	—	—	45,259
Senior Floating Rate Instruments	—	35,870	323	36,193
Preferred Stocks	13,786	—	—	13,786
Warrants	9	—	—	9
Short Term Investments	433,173	22,972	—	456,145
	1,591,394	1,215,715	9,695	2,816,804
Liabilities - Securities
Common Stocks	(5,504)	—	—	(5,504)
	(5,504)	—	—	(5,504)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/BlackRock Global Allocation Fund (continued)
Assets - Investments in Other Financial Instruments[1]
OTC Purchased Barrier Options	—	117	—	117
Futures Contracts	23,966	—	—	23,966
Centrally Cleared Interest Rate Swap Agreements	—	31,675	—	31,675
Centrally Cleared Credit Default Swap Agreements	—	1,431	—	1,431
Exchange Traded Purchased Options	12,243	—	—	12,243
OTC Purchased Options	—	7,646	55	7,701
Open Forward Foreign Currency Contracts	—	5,634	—	5,634
OTC Interest Rate Swap Agreements	—	1,185	—	1,185
OTC Credit Default Swap Agreements	—	7	—	7
OTC Contracts for Difference	—	419	—	419
OTC Total Return Swap Agreements	—	477	—	477
	36,209	48,591	55	84,855
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(26,228)	—	—	(26,228)
Centrally Cleared Interest Rate Swap Agreements	—	(17,311)	—	(17,311)
Centrally Cleared Credit Default Swap Agreements	—	(49)	—	(49)
Exchange Traded Written Options	(2,085)	—	—	(2,085)
OTC Written Options	—	(2,844)	—	(2,844)
Open Forward Foreign Currency Contracts	—	(2,617)	—	(2,617)
OTC Interest Rate Swap Agreements	—	(1,056)	—	(1,056)
OTC Credit Default Swap Agreements	—	(246)	—	(246)
OTC Contracts for Difference	—	(4,135)	—	(4,135)
OTC Total Return Swap Agreements	—	(6)	—	(6)
	(28,313)	(28,264)	—	(56,577)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/BlackRock Global Natural Resources Fund
COMMON STOCKS 98.5%
United States of America 37.4%
AGCO Corporation	162	19,644
Albemarle Corporation	22	3,245
Alcoa Corporation	245	8,339
Archer-Daniels-Midland Company	297	21,461
Avery Dennison Corporation	81	16,457
Bunge Limited	212	21,426
CF Industries Holdings, Inc.	460	36,602
Cheniere Energy, Inc.	100	16,988
Chevron Corporation	271	40,475
ConocoPhillips	221	25,653
EOG Resources, Inc.	95	11,509
Exxon Mobil Corporation	534	53,416
Freeport-McMoRan Inc.	878	37,378
Graphic Packaging Holding Company	427	10,524
Newmont Corporation	437	18,093
Packaging Corporation of America	166	27,081
Schlumberger Limited	280	14,570
		382,861
Canada 15.4%
Barrick Gold Corporation	874	15,806
Cameco Corporation	310	13,371
Canadian Natural Resources Limited	342	22,432
Filo Corp. (a)	357	5,685
First Quantum Minerals Ltd	572	4,684
Franco-Nevada Corporation	73	8,134
Nutrien Ltd. (b)	380	21,378
Pure Gold Mining Inc. (a) (c)	428	—
Stelco Holdings Inc.	461	17,450
Teck Resources Limited - Class B	150	6,351
Wheaton Precious Metals Corp.	852	42,018
		157,309
United Kingdom 8.0%
Anglo American PLC	383	9,629
BP P.L.C.	6,782	40,368
Rio Tinto PLC	430	32,060
		82,057
Netherlands 7.3%
Shell PLC - Class A	2,286	74,954
France 6.3%
TotalEnergies SE	941	64,110
Switzerland 4.7%
Glencore PLC	8,009	48,209
Australia 4.6%
BHP Group Limited	1,367	46,778
Brazil 4.4%
Vale S.A. - ADR	2,818	44,696
Ireland 3.0%
Smurfit Kappa Funding Designated Activity Company (b)	787	31,215
Norway 2.6%
Norsk Hydro ASA	3,921	26,385
Finland 2.3%
UPM-Kymmene Oyj	622	23,420
Luxembourg 1.8%
ArcelorMittal - ADR	665	18,874
Portugal 0.7%
Galp Energia, SGPS, S.A.	499	7,343
Russian Federation 0.0%
Public Joint Stock Company Gazprom (a) (c) (d)	5,692	—
Public Joint Stock Company Polyus (a) (c) (d)	106	—
Total Common Stocks (cost $1,030,649)		1,008,211
SHORT TERM INVESTMENTS 4.2%
Securities Lending Collateral 2.8%
JNL Government Money Market Fund - Class SL, 5.32% (e) (f)	28,518	28,518
Investment Companies 1.4%
JNL Government Money Market Fund - Class I, 5.22% (e) (f)	14,886	14,886
Total Short Term Investments (cost $43,404)		43,404
Total Investments 102.7% (cost $1,074,053)		1,051,615
Other Assets and Liabilities, Net (2.7)%		(27,678)
Total Net Assets 100.0%		1,023,937

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/BlackRock Global Natural Resources Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	44,981	507,259	537,354	1,325	—	—	14,886	1.4
JNL Government Money Market Fund, 5.32% - Class SL	—	319,867	291,349	280	—	—	28,518	2.8
JNL Securities Lending Collateral Fund - Institutional Class	44	111,633	111,677	215	—	—	—	—
	45,025	938,759	940,380	1,820	—	—	43,404	4.2

JNL/BlackRock Global Natural Resources Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Public Joint Stock Company Gazprom	08/27/21	25,117	—	—
Public Joint Stock Company Polyus	03/10/20	15,311	—	—
		40,428	—	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/BlackRock Global Natural Resources Fund
Assets - Securities
Common Stocks
United States of America	382,861	—	—	382,861
Canada	157,309	—	—	157,309
United Kingdom	—	82,057	—	82,057
Netherlands	—	74,954	—	74,954
France	—	64,110	—	64,110
Switzerland	—	48,209	—	48,209
Australia	—	46,778	—	46,778
Brazil	44,696	—	—	44,696
Ireland	—	31,215	—	31,215
Norway	—	26,385	—	26,385
Finland	—	23,420	—	23,420
Luxembourg	18,874	—	—	18,874
Portugal	—	7,343	—	7,343
Short Term Investments	43,404	—	—	43,404
	647,144	404,471	—	1,051,615

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/BlackRock Large Cap Select Growth Fund
COMMON STOCKS 99.8%
Information Technology 45.8%
Apple Inc.	1,933	372,124
ASML Holding N.V. - ADR	178	134,829
Broadcom Inc.	154	172,237
Cadence Design Systems, Inc. (a)	337	91,776
Intuit Inc.	317	198,178
KLA Corporation	104	60,329
Microsoft Corporation	1,103	414,876
MongoDB, Inc. - Class A (a)	55	22,485
NVIDIA Corporation	551	272,990
Palo Alto Networks, Inc. (a)	216	63,673
Roper Technologies, Inc.	133	72,286
ServiceNow, Inc. (a)	102	72,170
Shopify Inc. - Class A (a)	737	57,412
		2,005,365
Health Care 13.8%
Align Technology, Inc. (a)	84	22,889
Boston Scientific Corporation (a)	724	41,840
Danaher Corporation	275	63,538
Eli Lilly and Company	211	122,914
IDEXX Laboratories, Inc. (a)	96	53,146
Intuitive Surgical, Inc. (a)	244	82,154
Thermo Fisher Scientific Inc.	123	65,376
UnitedHealth Group Incorporated	217	114,074
Zoetis Inc. - Class A	198	39,131
		605,062
Consumer Discretionary 13.6%
Amazon.com, Inc. (a)	2,459	373,625
Chipotle Mexican Grill, Inc. (a)	5	10,957
LVMH Moet Hennessy Louis Vuitton	74	59,767
Ross Stores, Inc.	185	25,526
Tesla Inc. (a)	502	124,743
		594,618
Financials 11.3%
Blackstone Inc. - Class A	475	62,245
MasterCard Incorporated - Class A	179	76,329
MSCI Inc. - Class A	165	93,538
S&P Global Inc.	194	85,583
Visa Inc. - Class A (b)	688	179,089
		496,784
Communication Services 8.5%
Alphabet Inc. - Class A (a)	1,397	195,146
Meta Platforms, Inc. - Class A (a)	186	65,964
Netflix, Inc. (a)	225	109,551
		370,661
Industrials 4.2%
Copart, Inc. (a)	1,173	57,475
TransDigm Group Incorporated	90	90,890
Waste Connections, Inc.	243	36,339
		184,704
Materials 1.2%
The Sherwin-Williams Company	166	51,887
Energy 0.8%
Cheniere Energy, Inc.	193	32,939
Real Estate 0.6%
CoStar Group, Inc. (a)	307	26,854
Total Common Stocks (cost $2,815,725)		4,368,874
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.3%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	10,922	10,922
Total Short Term Investments (cost $10,922)		10,922
Total Investments 100.1% (cost $2,826,647)		4,379,796
Other Assets and Liabilities, Net (0.1)%		(2,252)
Total Net Assets 100.0%		4,377,544
(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/BlackRock Large Cap Select Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	17,205	463,555	469,838	313	—	—	10,922	0.2
JNL Government Money Market Fund, 5.32% - Class SL	—	7,942	7,942	1	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	—	—	—	—	—	—	—
	17,205	471,497	477,780	314	—	—	10,922	0.2

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/BlackRock Large Cap Select Growth Fund
Assets - Securities
Common Stocks	4,309,107	59,767	—	4,368,874
Short Term Investments	10,922	—	—	10,922
	4,320,029	59,767	—	4,379,796

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Causeway International Value Select Fund
COMMON STOCKS 95.8%
United Kingdom 31.2%
AstraZeneca PLC	325	43,961
Barclays PLC	26,591	52,089
BP P.L.C.	8,414	50,087
British American Tobacco P.L.C.	981	28,718
Compass Group PLC	737	20,185
Croda International Public Limited Company	121	7,783
Diageo PLC	1,144	41,598
GSK PLC	2,249	41,587
Kingfisher PLC	3,246	10,062
Legal & General Group PLC	6,828	21,870
NatWest Group PLC	4,968	13,885
Prudential Public Limited Company	4,124	46,743
Reckitt Benckiser Group PLC	768	53,100
Relx PLC	534	21,171
Relx PLC	243	9,638
Rio Tinto PLC	136	10,110
Rolls-Royce PLC (a)	23,308	89,110
SEGRO Public Limited Company	872	9,861
Unilever PLC	391	18,909
		590,467
France 13.7%
Alstom (b)	2,824	38,050
AXA	892	29,101
BNP Paribas	191	13,231
Carrefour	1,149	21,038
Danone	665	43,121
Kering	78	34,218
L'Air Liquide, societe anonyme pour l'Etude et l'Exploitation des procedes Georges Claude	100	19,492
Sanofi	290	28,754
Valeo	847	13,041
VINCI	152	19,133
		259,179
Germany 8.7%
Allianz SE	120	32,073
Bayer Aktiengesellschaft - Class N	342	12,696
Deutsche Telekom AG - Class N	1,816	43,680
Infineon Technologies AG - Class N	254	10,663
RWE Aktiengesellschaft	605	27,575
SAP SE	249	38,409
		165,096
Netherlands 8.6%
Akzo Nobel N.V.	536	44,310
ING Groep N.V.	2,168	32,451
Koninklijke Philips N.V. (a)	1,816	42,358
Shell PLC - Class A	1,305	42,964
		162,083
Japan 7.5%
FANUC Corporation	1,358	39,786
Murata Manufacturing Co., Ltd.	1,966	41,567
Seven & I Holdings Co., Ltd.	526	20,833
Sumitomo Mitsui Financial Group, Inc.	245	11,971
Takeda Pharmaceutical Co Ltd	934	26,855
		141,012
South Korea 5.7%
Samsung Electronics Co Ltd	1,494	90,813
SK Hynix Inc.	156	17,083
		107,896
Italy 5.0%
Enel S.p.A	6,751	50,234
UniCredit S.p.A.	1,632	44,343
		94,577
Spain 3.6%
AENA, S.M.E., S.A. (c)	155	28,021
Amadeus IT Holding, S.A. (c)	296	21,196
Iberdrola, Sociedad Anonima	1,416	18,558
		67,775
Switzerland 3.1%
Compagnie Financiere Richemont SA	145	19,951
Julius Bar Gruppe AG - Class N	26	1,463
Novartis AG - Class N	286	28,945
UBS Group AG	268	8,291
		58,650
Canada 2.4%
Alimentation Couche-Tard Inc.	344	20,273
Canadian Pacific Kansas City Limited	308	24,378
		44,651
Belgium 1.8%
Anheuser-Busch InBev	533	34,355
Ireland 1.1%
Ryanair Holdings Public Limited Company - ADR (a)	152	20,298
Singapore 1.0%
United Overseas Bank Limited	911	19,634
China 0.8%
Tencent Holdings Limited	400	15,115
Sweden 0.7%
Assa Abloy AB - Class B	404	11,646
Sandvik Aktiebolag	94	2,038
		13,684
Brazil 0.6%
Banco Bradesco S.A. - ADR (a)	3,134	10,969
Hong Kong 0.3%
Link Real Estate Investment Trust	864	4,850
Total Common Stocks (cost $1,622,209)		1,810,291
PREFERRED STOCKS 2.9%
Switzerland 2.9%
Roche Holding AG	191	55,472
Total Preferred Stocks (cost $62,364)		55,472
SHORT TERM INVESTMENTS 1.1%
Investment Companies 1.1%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	21,025	21,025
Total Short Term Investments (cost $21,025)		21,025
Total Investments 99.8% (cost $1,705,598)		1,886,788
Other Derivative Instruments 0.0%		1
Other Assets and Liabilities, Net 0.2%		2,942
Total Net Assets 100.0%		1,889,731

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Causeway International Value Select Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	2,114	594,874	575,963	1,781	—	—	21,025	1.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Causeway International Value Select Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.32% - Class SL	—	241,614	241,614	279	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	76,393	76,393	207	—	—	—	—
Prudential Public Limited Company*	—	44,138	—	—	—	2,605	46,743	2.5
	2,114	957,019	893,970	2,267	—	2,605	67,768	3.6

*In the first half of 2023, Prudential Public Limited Company completed the disposal of its equity interest in Jackson Financial Inc. Prior to this disposal, Prudential Public Limited Company held a minority interest in Jackson Financial Inc. and was considered an affiliate.

JNL/Causeway International Value Select Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
AENA, S.M.E., S.A.	05/21/20	23,396	28,021	1.5
Amadeus IT Holding, S.A.	04/21/21	19,219	21,196	1.1
		42,615	49,217	2.6

JNL/Causeway International Value Select Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
CHF/USD	UBS	01/03/24	CHF	569	677	1
CHF/USD	SSB	01/04/24	CHF	322	383	(1)
JPY/USD	CIT	01/05/24	JPY	42,171	299	1
USD/JPY	HSB	01/04/24	JPY	(2,056)	(15)	—
					1,344	1

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Causeway International Value Select Fund
Assets - Securities
Common Stocks	75,918	1,734,373	—	1,810,291
Preferred Stocks	55,472	—	—	55,472
Short Term Investments	21,025	—	—	21,025
	152,415	1,734,373	—	1,886,788
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	2	—	2
	—	2	—	2
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(1)	—	(1)
	—	(1)	—	(1)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/ClearBridge Large Cap Growth Fund
COMMON STOCKS 98.4%
Information Technology 34.3%
Adobe Inc. (a)	68	40,398
Apple Inc.	401	77,245
ASML Holding N.V. - ADR	40	30,171
Atlassian Corporation - Class A (a)	88	21,053
Intel Corporation	369	18,532
Intuit Inc.	39	24,376
Microsoft Corporation	365	137,205
NVIDIA Corporation	194	96,237
Palo Alto Networks, Inc. (a)	147	43,253
Salesforce, Inc. (a)	142	37,426
Workday, Inc. - Class A (a)	101	27,846
		553,742
Health Care 14.3%
Alcon AG	341	26,630
Eli Lilly and Company	31	17,837
Intuitive Surgical, Inc. (a)	102	34,377
Stryker Corporation	95	28,598
Thermo Fisher Scientific Inc.	82	43,342
UnitedHealth Group Incorporated	100	52,879
Zoetis Inc. - Class A	143	28,284
		231,947
Consumer Discretionary 11.1%
Amazon.com, Inc. (a)	823	125,113
Aptiv PLC (a)	180	16,111
Nike, Inc. - Class B	224	24,320
Tesla Inc. (a)	56	13,816
		179,360
Industrials 10.5%
Eaton Corporation Public Limited Company	152	36,588
RTX Corporation	259	21,778
Uber Technologies, Inc. (a)	511	31,476
Union Pacific Corporation	94	23,113
United Parcel Service, Inc. - Class B	112	17,567
W. W. Grainger, Inc.	47	38,987
		169,509
Financials 10.3%
Intercontinental Exchange, Inc.	66	8,528
Marsh & Mclennan Companies, Inc.	128	24,176
PayPal Holdings, Inc. (a)	322	19,752
S&P Global Inc.	80	35,311
Visa Inc. - Class A	301	78,373
		166,140
Communication Services 8.5%
Meta Platforms, Inc. - Class A (a)	228	80,697
Netflix, Inc. (a)	115	56,186
		136,883
Consumer Staples 4.7%
Monster Beverage 1990 Corporation (a)	476	27,422
Target Corporation	185	26,333
The Estee Lauder Companies Inc. - Class A	152	22,303
		76,058
Materials 2.0%
The Sherwin-Williams Company	104	32,438
Real Estate 1.6%
Equinix, Inc.	33	26,299
Utilities 1.1%
NextEra Energy, Inc.	281	17,062
Total Common Stocks (cost $1,065,754)		1,589,438
SHORT TERM INVESTMENTS 1.7%
Investment Companies 1.7%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	27,142	27,142
Total Short Term Investments (cost $27,142)		27,142
Total Investments 100.1% (cost $1,092,896)		1,616,580
Other Assets and Liabilities, Net (0.1)%		(887)
Total Net Assets 100.0%		1,615,693

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/ClearBridge Large Cap Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	28,519	305,114	306,491	1,050	—	—	27,142	1.7
JNL Government Money Market Fund, 5.32% - Class SL	—	34,302	34,302	22	—	—	—	—
	28,519	339,416	340,793	1,072	—	—	27,142	1.7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/ClearBridge Large Cap Growth Fund
Assets - Securities
Common Stocks	1,589,438	—	—	1,589,438
Short Term Investments	27,142	—	—	27,142
	1,616,580	—	—	1,616,580

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/DFA International Core Equity Fund
COMMON STOCKS 98.2%
Japan 21.7%
Advantest Corporation	11	379
Aeon Co., Ltd.	6	127
AEON MALL Co., Ltd.	—	5
AGC Inc. (a)	11	401
Ai Holdings Corporation	1	10
Aica Kogyo Company, Limited	1	19
Ajinomoto Co., Inc.	5	200
Alps Alpine Co., Ltd.	4	34
Anritsu Corporation	40	384
Asahi Group Holdings, Ltd.	5	190
Asahi Kasei Corporation	42	311
Astellas Pharma Inc.	15	175
Azbil Corporation	2	73
Bandai Namco Holdings Inc.	7	139
Bridgestone Corporation (a)	8	339
Canon Inc. (a)	5	133
Capcom Co., Ltd.	4	119
Central Japan Railway Company	3	76
Chubu Electric Power Co., Inc.	8	99
Chugai Pharmaceutical Co., Ltd.	4	159
Concordia Financial Group, Ltd.	150	683
Dai Nippon Printing Co., Ltd.	4	115
Daifuku Co., Ltd.	6	123
Dai-ichi Life Holdings, Inc.	10	210
Daiichi Sankyo Company, Ltd	2	47
Daikin Industries, Ltd.	1	228
Daito Trust Construction Co., Ltd.	2	197
Daiwa House Industry Co., Ltd	9	269
Daiwa Securities Group Inc.	26	175
DENSO Corporation	10	147
DISCO Corporation	2	370
DMG Mori Co., Ltd. (a)	35	672
Dowa Holdings Co., Ltd.	25	903
East Japan Railway Company	1	81
EBARA Corporation	5	277
Eisai Co., Ltd.	1	40
ENEOS Holdings, Inc.	163	646
Exeo, K.K.	14	309
Ezaki Glico Co., Ltd. (a)	11	335
FANCL Corporation	14	240
FANUC Corporation	2	70
Fast Retailing Co., Ltd.	1	297
Fuji Corporation	37	636
FUJIFILM Holdings Corporation	2	114
Fujitsu Limited	2	256
Fukuoka Financial Group, Inc.	41	977
Hamamatsu Photonics K.K.	4	143
HASEKO Corporation	55	713
Hitachi, Ltd.	12	892
Honda Motor Co., Ltd. - ADR	1	23
Honda Motor Co., Ltd.	41	426
Hoya Corporation	2	274
IBIDEN Co., Ltd.	4	204
Idemitsu Kosan Co., Ltd.	115	625
IHI Corporation	17	328
Inpex Corporation (a)	23	304
Isuzu Motors Limited	30	385
ITOCHU Corporation	11	432
Japan Airport Terminal Co., Ltd.	4	176
Japan Exchange Group, Inc.	15	316
Japan Petroleum Exploration Co., Ltd.	3	93
Japan Post Bank Co., Ltd.	2	24
Japan Post Holdings Co., Ltd.	12	104
Japan Tobacco Inc. (a)	14	349
JEOL Ltd.	1	22
JGC Holdings Corporation	28	328
Kaga Electronics Co., Ltd.	8	351
Kagome Co., Ltd. (a)	11	247
Kao Corporation	4	156
Kawasaki Heavy Industries, Ltd.	18	388
KDDI Corporation	15	480
Kewpie Corporation	9	164
Keyence Corporation	1	351
Kikkoman Corporation	1	67
Kintetsu Group Holdings Co., Ltd	3	98
Kirin Holdings Company, Ltd (a)	9	132
Komatsu Ltd.	10	261
Konami Holdings Corporation	2	84
Konica Minolta, Inc.	247	721
Kubota Corporation	4	62
KYOCERA Corporation	7	105
Kyowa Kirin Co., Ltd.	2	27
Kyushu Electric Power Co., Inc.	29	214
Kyushu Railway Company	6	130
Lasertec Co., Ltd.	1	314
LIXIL Corporation	96	1,202
M3, Inc.	4	69
Mabuchi Motor Co., Ltd. (a)	21	348
Makita Corporation	3	74
Marubeni Corporation	14	213
Marui Group Co.Ltd.	41	691
Matsuki Yokokokara & Company Co., Ltd.	3	58
Meiji Holdings Co., Ltd.	8	183
Mercari, Inc. (b)	31	579
Minebeamitsumi Inc.	7	149
MIRAIT ONE Corporation	70	927
MISUMI Group Inc.	1	15
Mitsubishi Chemical Group Corporation	72	443
Mitsubishi Corporation	31	492
Mitsubishi Electric Corporation	9	129
Mitsubishi Estate Co., Ltd.	5	72
Mitsubishi HC Capital Inc.	36	241
Mitsubishi Heavy Industries, Ltd.	4	221
Mitsubishi UFJ Financial Group Inc	72	614
Mitsui & Co., Ltd.	8	311
Mitsui Fudosan Co., Ltd.	6	137
Mitsui Mining & Smelting Co., Ltd.	10	307
Mitsui O.S.K. Lines, Ltd. (a)	7	231
Mizuho Financial Group, Inc.	14	235
MonotaRO Co., Ltd. (a)	7	73
MS&AD Insurance Group Holdings, Inc.	3	114
Murata Manufacturing Co., Ltd.	15	311
Nabtesco Corporation. (a)	2	31
Nagase & Co., Ltd.	48	761
Nagoya Railroad Co., Ltd.	11	183
Nec Corporation	3	183
Net One Systems Co., Ltd.	30	513
NEXON Co., Ltd.	1	18
Nidec Corporation	2	97
Nihon M&A Center Holdings Inc.	93	509
Nintendo Co., Ltd.	7	365
Nippon Express Co., Ltd.	10	540
Nippon Gas Co., Ltd.	70	1,154
Nippon Paint Holdings Co., Ltd.	2	13
Nippon Sanso Holdings Corporation	4	115
Nippon Steel Corporation (a)	16	363
Nippon Telegraph and Telephone Corporation	150	183
Nippon Yusen Kabushiki Kaisha	18	557
Nissan Motor Co., Ltd. (a)	28	112
Nissin Chemical Corporation	4	140
Nissin Food Holdings Co., Ltd.	1	31
Nitori Holdings Co., Ltd.	2	201
Nitto Denko Corporation	5	388
Nomura Holdings, Inc.	58	262
Nomura Holdings, Inc. - ADR	4	17
Nomura Research Institute Ltd	3	90
NTT DATA Corporation	6	86
OBIC Business Consultants Co., Ltd.	1	23
OBIC Co., Ltd.	—	52
Ohsho Food Service Corporation	—	23
Oji Holdings Corporation	104	402
Olympus Corporation	7	107
OMRON Corporation	3	116
Ono Pharmaceutical Co., Ltd.	9	162
Oriental Land Co., Ltd.	4	137
ORIX Corporation	18	344

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Osaka Gas Co., Ltd.	3	63
Otsuka Corporation (a)	2	74
Otsuka Holdings Co., Ltd.	2	56
Pan Pacific International Holdings Corporation	6	150
Panasonic Holdings Corporation	31	309
Park24 Co., Ltd.	39	497
Penta-Ocean Construction Co., Ltd.	11	63
Pigeon Corporation (a)	45	522
Rakuten Group, Inc. (a)	8	34
Recruit Holdings Co., Ltd.	10	409
Renesas Electronics Corporation (b)	12	218
Resona Holdings, Inc.	39	200
Resonac Holdings Corporation	3	62
ROHM Co., Ltd.	11	201
Ryohin Keikaku Co., Ltd.	29	487
Sanken Electric Co., Ltd.	7	400
Sankyu Inc.	19	694
Sawai Group Holdings Co., Ltd	23	834
SBI Holdings, Inc.	5	103
Secom Co., Ltd.	1	86
Sekisui Chemical Co., Ltd.	17	239
Sekisui House, Ltd.	14	304
Seven & I Holdings Co., Ltd.	16	614
SG Holdings Co., Ltd.	8	107
Shikoku Electric Power Company, Incorporated	12	85
Shimadzu Corporation	5	134
Shimano Inc.	2	232
Shin-Etsu Chemical Co., Ltd.	15	606
Shionogi & Co., Ltd.	2	96
Ship Healthcare Holdings, Inc.	48	818
Shiseido Company, Limited	5	139
Shizuoka Financial Group, Inc.	7	56
SMC Corporation	—	107
Softbank Corp.	17	207
SoftBank Group Corp	10	444
Sohgo Security Services Co., Ltd.	67	385
Sompo Holdings, Inc.	3	127
Sony Group Corporation	13	1,242
Sotetsu Holdings Inc.	6	120
Subaru Corporation.	33	612
SUMCO Corporation	19	281
Sumitomo Chemical Company, Limited	16	39
Sumitomo Corporation	10	211
Sumitomo Electric Industries, Ltd.	21	272
Sumitomo Forestry Co., Ltd. (a)	5	134
Sumitomo Metal Mining Co., Ltd.	9	276
Sumitomo Mitsui Financial Group, Inc. - ADR (a)	3	29
Sumitomo Mitsui Financial Group, Inc.	8	366
Sumitomo Mitsui Trust Bank, Limited	13	241
Sumitomo Realty & Development Co., Ltd.	3	98
Suntory Beverage & Food Limited	5	148
Suzuki Motor Corporation	5	231
Sysmex Corporation	5	261
T&D Holdings, lnc.	10	165
Taiheiyo Cement Corporation	26	535
Taisei Corporation	4	126
Takashimaya Company, Limited	4	54
Takeda Pharmaceutical Co Ltd	16	474
TBS Holdings, Inc.	2	32
TDK Corporation	8	375
TechnoPro Holdings, Inc.	20	538
Terumo Corporation	2	78
The Hachijuni Bank, Ltd.	221	1,231
TIS Inc.	5	105
TOBU Railway Co., LTD.	1	21
Tokai Carbon Co., Ltd. (a)	93	674
Tokio Marine Holdings, Inc.	19	478
Tokyo Electric Power Company Holdings, Inc. (b)	20	105
Tokyo Electron Limited	3	480
Tokyo Gas Co., Ltd.	5	117
Tokyu Corporation	5	59
Tokyu Fudosan Holdings Corporation	86	546
TOPCON Corporation	1	8
Toray Industries, Inc.	28	147
Toyo Tire Corporation	41	679
Toyota Industries Corporation	1	81
Toyota Motor Corporation	148	2,724
Toyota Tsusho Corporation	7	406
Trend Micro Incorporated	3	176
Tsumura & Co.	1	23
UBE Corporation	45	731
Unicharm Corporation	2	73
West Japan Railway Company	4	158
Yakult Honsha Co., Ltd.	5	117
Yamaha Corporation	15	336
Yamaha Motor Co., Ltd. (a)	47	415
Yaskawa Electric Corporation	4	183
Yokogawa Electric Corporation	5	86
Yoshinoya Holdings Co., Ltd.	14	311
Z Holdings Corporation	16	56
		66,645
United Kingdom 10.9%
3I Group PLC	37	1,147
Airtel Africa PLC	124	206
Anglo American PLC	14	356
Ashtead Group Public Limited Company	9	627
AstraZeneca PLC - ADR	9	610
AstraZeneca PLC	2	308
Aviva PLC	7	41
Babcock International Group PLC	65	328
BAE Systems PLC	22	314
Bank Of Georgia Group PLC	5	235
Barclays PLC	268	526
Barclays PLC - ADR (a)	6	44
Barratt Developments PLC	14	98
Beazley Ireland Holdings PLC	151	1,009
Bellway PLC	3	107
BP P.L.C. - ADR	8	286
BP P.L.C.	300	1,785
British American Tobacco P.L.C.	14	418
Britvic PLC	80	862
BT Group PLC	260	411
Bunzl Public Limited Company	4	158
Centrica PLC	509	913
Compass Group PLC	12	319
Croda International Public Limited Company	2	154
Diageo PLC - ADR	1	181
Diageo PLC	10	374
Domino's Pizza Group PLC	9	45
Entain PLC	5	60
Experian PLC	20	821
Ferguson Holdings Limited	1	173
Fiat Chrysler Automobiles N.V.	45	1,054
Games Workshop Group PLC	12	1,552
GSK PLC	41	765
GSK PLC - ADR	1	30
Haleon PLC	32	130
Haleon PLC - ADR (a)	1	8
Harbour Energy PLC	22	87
HSBC Holdings PLC - ADR	8	329
HSBC Holdings PLC	126	1,022
IMI PLC	23	488
Imperial Brands PLC	23	526
Informa Jersey Limited	55	546
J Sainsbury PLC	132	509
JD Sports Fashion PLC	165	349
Jet2 PLC	4	59
Kingfisher PLC	195	604
Lloyds Banking Group PLC - ADR (a)	17	39
Lloyds Banking Group PLC	627	381
London Stock Exchange Group PLC	2	195
Man Group PLC	157	465
Marks and Spencer Group P.L.C.	243	847
Melrose Industries PLC	169	1,225
Mondi PLC	27	538
National Grid PLC	6	75
National Grid PLC - ADR (a)	2	125
NatWest Group PLC	29	80
NatWest Group PLC - ADR	3	19

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
NMC Health PLC (c)	1	—
Pennon Group PLC	6	60
QinetiQ Group PLC	11	43
Reckitt Benckiser Group PLC	7	462
Relx PLC	8	317
Relx PLC - ADR (a)	5	207
Rentokil Initial PLC	30	169
Rio Tinto PLC - ADR	1	45
Rio Tinto PLC	8	591
Rolls-Royce PLC (b)	123	472
RS Group PLC	2	22
Severn Trent PLC	6	185
Smiths Group PLC	11	258
SSE PLC	13	307
Standard Chartered PLC	55	470
Tate & Lyle Public Limited Company	89	747
Taylor Wimpey PLC	625	1,173
Tesco PLC	113	419
The Sage Group PLC.	6	97
Unilever PLC	13	610
Unilever PLC - ADR	8	408
United Utilities PLC	13	177
Vistry Group PLC	8	90
Vodafone Group Public Limited Company	779	682
Weir Group PLC(The)	10	229
Wise PLC - Class A (b)	2	28
WPP 2012 Limited	12	118
WPP 2012 Limited - ADR (a)	1	38
		33,387
Canada 10.5%
Agnico Eagle Mines Limited	14	743
Alamos Gold Inc - Class A	17	225
Alimentation Couche-Tard Inc.	7	439
ATCO Ltd. - Class I	3	91
ATS Corporation (b)	7	297
Bank of Montreal	11	1,042
Bank of Nova Scotia, The	11	540
Barrick Gold Corporation	17	316
BCE Inc.	1	55
Bombardier Inc. - Class B (b)	5	190
Brookfield Corporation - Class A	10	394
BRP Inc. (a)	2	165
CAE Inc. (b)	9	200
Canadian Imperial Bank of Commerce	8	395
Canadian National Railway Company	4	465
Canadian Natural Resources Limited	14	920
Canadian Pacific Kansas City Limited (a)	2	158
Canadian Tire Corporation, Limited - Class A	6	596
Canadian Utilities Limited - Class A	6	135
Capital Power Corporation (a)	8	234
Cenovus Energy Inc.	27	456
CGI Inc. - Class A (b)	4	426
CGI Inc. - Class A (b)	—	41
Constellation Software Inc.	—	496
Crescent Point Energy Corp.	117	812
Dollarama Inc.	6	447
Eldorado Gold Corporation (b)	24	310
Element Fleet Management Corp.	1	23
Emera Incorporated	4	167
Enbridge Inc.	10	356
Enerplus Corporation	39	595
Fairfax Financial Holdings Limited	1	666
Finning International Inc.	23	668
First Quantum Minerals Ltd	14	115
Fortis Inc. (a)	1	44
Fortis Inc.	6	241
Franco-Nevada Corporation	1	67
GFL Environmental Inc.	2	80
Hydro One Limited	1	36
iA Societe Financiere Inc.	9	600
IGM Financial Inc.	9	239
Imperial Oil Limited	4	250
Intact Financial Corporation	3	461
Kinross Gold Corporation	60	363
Linamar Corporation	8	400
Loblaw Companies Limited	4	399
Lundin Mining Corporation	4	33
Manulife Financial Corporation	36	801
Metro Inc. - Class A	4	207
National Bank of Canada	14	1,062
Northland Power Inc.	17	304
Nutrien Ltd.	11	640
ONEX Corporation	2	147
Open Text Corporation	2	67
Pan American Silver Corp.	42	686
Pembina Pipeline Corporation	7	256
Prairiesky Royalty Ltd.	14	248
Quebecor Inc. - Class B	5	124
Restaurant Brands International Limited Partnership	5	352
Rogers Communications Inc. - Class B	11	500
Royal Bank of Canada (a)	—	37
Royal Bank of Canada	17	1,715
Saputo Inc.	8	167
Shopify Inc. - Class A (b)	1	39
Shopify Inc. - Class A (b)	—	29
Stantec Inc.	6	500
Stella-Jones Inc.	9	527
Sun Life Financial Inc.	7	339
Suncor Energy Inc.	33	1,046
TC Energy Corporation (a)	24	956
Teck Resources Limited - Class B	21	874
The Descartes Systems Group Inc. (b)	1	76
The Toronto-Dominion Bank	3	202
The Toronto-Dominion Bank	9	608
Thomson Reuters Corporation	1	101
Tourmaline Oil Corp	18	825
TransAlta Corporation	29	239
Tricon Residential Inc. (a)	36	327
Waste Connections, Inc.	1	164
West Fraser Timber Co. Ltd.	6	539
Wheaton Precious Metals Corp.	3	135
Whitecap Resources Inc. (a)	89	593
Winpak Ltd.	9	293
		32,116
France 8.9%
Accor	8	293
Airbus SE	6	913
ALD (d)	6	44
Alten	3	411
Arkema	6	705
AXA	13	433
BNP Paribas	7	466
Bollore SE	6	41
Bouygues	2	91
Bureau Veritas	10	248
Capgemini	4	807
Carrefour	4	69
Compagnie De Saint-Gobain	18	1,315
Compagnie Generale des Etablissements Michelin	4	134
Credit Agricole SA	15	213
Danone	2	151
Dassault Aviation	1	112
Dassault Systemes	1	61
Edenred	4	256
Eiffage	6	685
Elis Services	4	91
Engie	25	435
EssilorLuxottica	1	237
Eurazeo	7	589
Eurofins Scientific SE	10	657
Euronext N.V. (e)	4	307
Forvia (b)	35	780
Gaztransport Et Technigaz	2	200
Getlink S.E.	16	300
Hermes International	—	429
JCDecaux SE (b)	11	221
Kering	1	339
La Francaise Des Jeux (d)	5	180

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
L'Air Liquide, societe anonyme pour l'Etude et l'Exploitation des procedes Georges Claude	3	626
Legrand	3	362
L'Oreal	2	970
LVMH Moet Hennessy Louis Vuitton	2	1,985
Neoen	2	74
Orange	103	1,168
Pernod Ricard	1	178
Publicis Groupe SA	3	284
Renault	14	587
Rexel	4	113
Safran	3	522
Sanofi	5	531
Sartorius Stedim Biotech	—	40
Schneider Electric SE	2	339
Societe Generale	13	352
Soitec (b)	1	110
Spie SA	1	23
Technip Energies N.V.	30	696
Teleperformance SE	3	458
Thales	2	249
Tikehau Capital (a)	5	112
TotalEnergies SE	53	3,634
Valeo	21	325
Veolia Environnement-VE	6	194
VINCI	7	829
Vivendi SE	6	67
Worldline (b) (e)	14	238
		27,279
Switzerland 7.8%
ABB Ltd - Class N	24	1,046
Adecco Group AG - Class N	4	173
Alcon AG	6	486
Alcon AG	5	417
Avolta AG - Class N (b)	9	348
Barry Callebaut AG - Class N	—	130
BELIMO Holding AG - Class N	1	366
BKW Energie AG	1	91
Bucher Industries AG	—	99
Chocoladefabriken Lindt & Sprungli AG - Class N	—	121
Clariant AG - Class N	5	72
Compagnie Financiere Richemont SA	3	387
Datwyler Holding AG	2	447
DSM-Firmenich AG	1	108
Geberit AG - Class N	1	757
Georg Fischer AG - Class N	8	557
Givaudan SA - Class N	—	324
Glencore PLC	214	1,289
Holcim AG	10	768
Interroll Holding AG - Class N	—	127
Julius Bar Gruppe AG - Class N	15	845
Logitech International S.A. - Class N (a)	—	37
Logitech International S.A. - Class N	2	188
Lonza Group AG	1	345
Nestle S.A. - Class N	26	2,994
Novartis AG - ADR	1	80
Novartis AG - Class N	21	2,143
Partners Group Holding AG	1	842
PSP Swiss Property AG - Class N	2	311
Roche Holding AG	—	101
Sandoz Group AG (b)	4	137
Sandoz Group AG - ADR (a) (b)	—	5
Schindler Holding AG - Class N	1	142
Siegfried Holding AG - Class N	—	288
Sika AG	1	470
Sonova Holding AG	1	356
STMicroelectronics N.V.	8	421
Straumann Holding AG - Class N	1	189
Sulzer AG - Class N	2	194
Swiss Life Holding AG - Class N	—	113
Swiss Prime Site AG - Class N	14	1,506
Swiss Re AG	6	727
Swisscom AG - Class N	1	662
Swissquote Group Holding SA - Class N	1	285
UBS Group AG (a)	—	13
UBS Group AG	24	757
VAT Group AG (e)	1	679
VZ Holding AG - Class N	1	128
Ypsomed Holding AG	—	17
Zurich Insurance Group AG - Class N	1	714
		23,802
Germany 6.9%
Adidas AG - Class N	2	337
Allianz SE	4	1,161
BASF SE - Class N	15	813
Bayer Aktiengesellschaft - Class N	17	634
Bayerische Motoren Werke Aktiengesellschaft	6	724
Brenntag SE - Class N	11	981
Carl Zeiss Meditec AG	—	15
COMMERZBANK Aktiengesellschaft	6	75
Continental Aktiengesellschaft	1	105
Covestro AG (b) (e)	11	665
Daimler Truck Holding AG	15	574
Deutsche Bank Aktiengesellschaft - Class N	5	71
Deutsche Bank Aktiengesellschaft - Class N	35	483
Deutsche Borse Aktiengesellschaft - Class N	2	448
Deutsche Lufthansa Aktiengesellschaft (b)	35	310
Deutsche Post AG - Class N	18	898
Deutsche Telekom AG - Class N	70	1,672
DW Property Invest GmbH	1	16
E.ON SE - Class N	28	382
freenet AG - Class N	11	317
Fresenius Medical Care AG	3	105
Fresenius SE & Co. KGaA	11	334
Fuchs SE	—	5
GEA Group Aktiengesellschaft	11	438
Hannover Ruck SE - Class N	1	223
Hapag-Lloyd Aktiengesellschaft (e)	1	82
Heidelberg Materials AG	5	416
Hellofresh SE (b)	37	586
Henkel AG & Co. KGaA	—	7
HOCHTIEF Aktiengesellschaft	—	15
Infineon Technologies AG - Class N	14	575
K+S Aktiengesellschaft - Class N	3	40
Kion Group AG	9	405
Knorr - Bremse Aktiengesellschaft (e)	7	461
LEG Immobilien SE (b)	4	319
Mercedes-Benz Group AG - Class N	19	1,293
MERCK Kommanditgesellschaft auf Aktien	1	136
MTU Aero Engines AG - Class N	1	120
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	2	885
Rheinmetall Aktiengesellschaft	2	600
RTL Group S.A.	12	446
RWE Aktiengesellschaft	13	573
SAP SE	2	365
Siemens Aktiengesellschaft - Class N	5	912
Siemens Energy AG (b)	2	28
Siemens Healthineers AG (e)	1	35
Sixt SE	2	279
Symrise AG	1	69
Thyssenkrupp AG	9	60
Vitesco Technologies Group Aktiengesellschaft (b)	—	13
Volkswagen Aktiengesellschaft	1	95
Vonovia SE	6	196
Wacker Chemie AG	2	242
Zalando SE (b) (e)	2	49
		21,088
Australia 6.6%
AGL Energy Limited	15	99
Altium Limited	6	180
AMP Limited	556	351
Ampol Limited	24	579
ANZ Group Holdings Limited	19	330
Aristocrat Leisure Limited	10	277
ASX Limited	1	48
Atlas Arteria Limited	33	129
Aurizon Holdings Limited	17	43
Australian Pipeline Trust	13	78

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Beach Energy Limited	389	422
BHP Group Limited - ADR	8	566
BHP Group Limited	29	1,000
BHP Group Limited	6	201
BlueScope Steel Limited	3	47
Brambles Limited	25	231
Car Group Limited	1	26
Cleanaway Waste Management Limited	103	188
Cochlear Limited	1	227
Coles Group Limited	32	355
Commonwealth Bank of Australia	11	804
Computershare Limited	14	232
CSL Limited	2	344
CSR Limited	191	856
Domain Holdings Australia Limited	121	282
Downer EDI Limited	24	72
Flight Centre Travel Group Limited (a)	22	299
Fortescue Ltd	31	621
Gold Road Resources Limited	419	562
IDP Education Limited	8	116
IGO Limited	8	48
Incitec Pivot Limited	172	332
Insurance Australia Group Limited	56	217
JB Hi-Fi Limited	8	283
Lendlease Corporation Limited	77	391
Lynas Rare Earths Limited (b)	53	257
Macquarie Group Limited	2	202
Medibank Private Limited	74	178
Mineral Resources Limited	8	392
National Australia Bank Limited	28	576
Netwealth Group Limited	29	304
New Hope Corporation Limited	47	164
NEXTDC Limited (b)	14	128
Nufarm Limited	10	35
Origin Energy Limited	31	181
Orora Limited	407	720
Pilbara Minerals Limited (a)	44	120
QBE Insurance Group Limited	29	295
Ramsay Health Care Limited	—	13
Rio Tinto Limited	6	596
Sandfire Resources Limited (b)	78	390
Santos Limited	126	650
Sonic Healthcare Limited	15	333
South32 Limited	214	483
Suncorp Group Limited	31	295
Technology One Limited	26	269
Telstra Corporation Limited	57	153
The Lottery Corporation Limited	—	—
Transurban Holdings Limited	12	115
Treasury Wine Estates Limited	29	216
Webjet Limited (b)	15	77
Wesfarmers Limited	8	302
Westpac Banking Corporation	31	476
Whitehaven Coal Limited	85	430
Woodside Energy Group Ltd	1	22
Woodside Energy Group Ltd	34	722
Woodside Energy Group Ltd - ADR (a)	3	63
Woolworths Group Limited	8	210
Yancoal Australia Ltd (a)	12	39
		20,242
Netherlands 4.9%
Aalberts N.V.	3	146
ABN AMRO Bank N.V. - DCR (e)	5	81
Adyen N.V. (b) (e)	—	50
Aegon Ltd.	26	149
Aegon Ltd. - ADR (a)	12	69
Akzo Nobel N.V.	4	313
Arcadis N.V.	7	389
ASM International N.V.	1	464
ASML Holding N.V. - ADR	1	837
ASML Holding N.V.	2	1,570
ASR Nederland N.V.	3	148
BE Semiconductor Industries N.V.	3	508
CTP N.V.	2	30
Heineken N.V.	2	173
ING Groep N.V.	23	348
Just Eat Takeaway.Com N.V. (a) (b) (e)	32	495
Koninklijke Ahold Delhaize N.V.	38	1,099
Koninklijke KPN N.V.	83	285
Koninklijke Philips N.V. - ADR (a) (b) (e)	2	46
Koninklijke Philips N.V. (b)	14	326
Koninklijke Vopak N.V.	13	422
NN Group N.V.	11	451
OCI N.V.	3	99
Prosus N.V. - Class N	11	315
Randstad N.V.	11	676
Shell PLC - Class A	97	3,196
Shell PLC - Class A - ADR	13	826
Signify N.V. (e)	3	89
Universal Music Group N.V.	7	199
Wolters Kluwer N.V. - Class C	7	1,066
		14,865
Sweden 3.1%
AAK AB (publ)	2	54
AB Sagax - Class B	3	74
Addtech AB - Class B	6	127
AFRY AB - Class B	6	79
Aktiebolaget Electrolux - Class B (b)	5	51
Aktiebolaget SKF - Class A	1	10
Aktiebolaget SKF - Class B	12	247
Aktiebolaget Volvo - Class A	4	105
Aktiebolaget Volvo - Class B	30	770
Alfa Laval AB	1	38
Alleima AB	3	22
Assa Abloy AB - Class B	3	86
Atlas Copco Aktiebolag - Class A	20	341
Atlas Copco Aktiebolag - Class B	12	177
Avanza Bank Holding AB (a)	8	194
Axfood AB	4	107
Betsson AB - Class B (b)	18	189
Bilia AB - Class A	5	73
Billerud Aktiebolag (publ)	12	118
BioArctic AB - Class B (a) (b)	2	59
Boliden AB (b)	10	301
Bure Equity AB	1	38
Castellum Aktiebolag	4	57
Dometic Group AB (publ) (e)	45	400
Electrolux Professional AB (publ) - Class B	37	204
Elekta AB (publ) - Class B	12	100
Epiroc Aktiebolag - Class A	6	123
Epiroc Aktiebolag - Class B	4	73
Essity Aktiebolag (publ) - Class A	—	11
Essity Aktiebolag (publ) - Class B	10	250
Evolution AB (publ) (e)	2	188
Getinge AB - Class B	5	106
H & M Hennes & Mauritz AB - Class B	10	177
Hemnet AB	7	157
Hexagon Aktiebolag - Class B	8	99
Hexpol AB - Class B	4	49
HMS Networks AB	3	138
Holmen Aktiebolag - Class B	1	58
Husqvarna Aktiebolag - Class B	12	103
Indutrade Aktiebolag	6	147
International Petroleum Corporation (b)	12	140
Lagercrantz Group Aktiebolag - Class B	1	13
Lifco AB (Publ) - Class B	3	62
Loomis AB - Class B	9	226
Medicover AB - Class B	9	135
MIPS AB	—	14
NIBE Industrier AB - Class B	4	26
Nyfosa AB (a)	22	207
OX2 AB (publ) (b)	7	36
Peab AB - Class B	33	189
Sandvik Aktiebolag	13	276
Sectra Aktiebolag - Class B (b)	1	21
Securitas AB - Class B	9	86
Skandinaviska Enskilda Banken AB - Class A	18	250
Skanska AB - Class B	7	132

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
SSAB AB - Class B	33	251
Svenska Cellulosa Aktiebolaget SCA - Class A	1	16
Svenska Cellulosa Aktiebolaget SCA - Class B	7	108
Svenska Handelsbanken AB - Class A	10	114
Swedbank AB - Class A	6	127
Swedish Orphan Biovitrum AB (Publ) (b)	2	64
Telefonaktiebolaget LM Ericsson - Class A	1	6
Telefonaktiebolaget LM Ericsson - Class B	63	396
Telia Company AB	128	328
Thule Group AB (e)	2	52
Trelleborg AB - Class B	4	118
Vitrolife AB	5	93
Volvo Cars AB - Class B (b)	12	39
Wihlborgs Fastigheter AB	21	196
		9,421
Denmark 2.6%
A.P. Moller - Maersk A/S - Class A	—	51
A.P. Moller - Maersk A/S - Class B	—	61
Ambu A/S - Class B (b)	7	114
Carlsberg A/S - Class B	2	215
Chr. Hansen Holding A/S	4	344
Coloplast A/S - Class B	3	310
Danske Bank A/S	24	639
Demant A/S (b)	11	477
DSV A/S	2	296
Genmab A/S (b)	—	58
ISS A/S	19	359
Novo Nordisk A/S - Class B	27	2,741
Orsted A/S (e)	1	39
Pandora A/S	4	526
Ringkjobing Landbobank. Aktieselskab	7	983
Rockwool A/S - Class A	—	15
Rockwool A/S - Class B	—	76
Royal Unibrew A/S	3	193
Tryg A/S	17	362
Vestas Wind Systems A/S (b)	8	253
		8,112
Italy 2.4%
Assicurazioni Generali Societa' Per Azioni	13	282
Azimut Holding S.p.A.	10	254
Banco BPM Societa' Per Azioni	126	669
Bper Banca S.P.A.	20	68
Brembo S.P.A	9	104
Brunello Cucinelli S.p.A.	8	759
Davide Campari-Milano N.V.	1	16
DiaSorin S.p.A.	—	17
Enel S.p.A	90	669
Eni S.p.A.	49	835
Ferrari N.V.	1	241
Ferrari N.V.	—	59
Finecobank Banca Fineco SPA	16	238
Hera S.p.A.	77	252
Infrastrutture Wireless Italiane S.p.A. (e)	2	28
Interpump Group S.p.A.	2	78
Intesa Sanpaolo SPA	101	296
Italgas S.p.A.	25	142
Leonardo S.p.A.	19	315
Mediobanca Banca di Credito Finanziario Societa' Per Azioni	23	289
Moncler S.p.A.	2	147
Nexi Spa (b)	14	115
Poste Italiane SPA (e)	7	82
Recordati Industria Chimica E Farmaceutica S.P.A. In Breve Recordati S.P.A.	2	95
Reply S.p.A.	1	133
Telecom Italia SPA (a)	1,240	404
Terna – Rete Elettrica Nazionale S.p.A.	12	96
UniCredit S.p.A.	27	741
		7,424
Spain 2.4%
Acciona,S.A.	1	111
Acerinox, S.A.	4	46
ACS, Actividades de Construccion y Servicios, S.A.	8	350
AENA, S.M.E., S.A. (e)	1	200
Amadeus IT Holding, S.A. (e)	6	465
Banco Bilbao Vizcaya Argentaria, S.A.	83	757
Banco Bilbao Vizcaya Argentaria, S.A. - ADR	14	129
Banco de Sabadell, S.A.	381	470
Banco Santander, S.A.	144	601
Bankinter, S.A. (a)	33	215
CaixaBank, S.A.	86	353
Cellnex Telecom, S.A. (e)	3	131
CIE Automotive, S.A.	3	96
Compania De Distribucion Integral Logista Holdings, S.A.	4	99
Ebro Foods, S.A.	1	14
Enagas S.A. (a)	9	159
Endesa, S.A.	10	213
Ferrovial SE (b)	1	37
Iberdrola, Sociedad Anonima	37	479
Industria de Diseno Textil, S.A.	8	354
Mapfre SA	112	240
Redeia Corporacion, S.A.	8	135
Repsol SA. (a)	51	750
Telefonica, S.A.	180	705
Viscofan, S.A.	3	204
		7,313
Hong Kong 1.7%
AIA Group Limited	101	883
ASM Pacific Technology Limited	22	211
Bank of East Asia, Limited -The-	267	329
Budweiser Brewing Company APAC Limited (e)	9	17
Cathay Pacific Airways Limited (a) (b)	64	67
Chow Tai Fook Jewellery Group Limited	44	66
CK Asset Holdings Limited	35	177
CK Hutchison Holdings Limited	44	236
CLP Holdings Limited	17	144
ESR Group Limited (e)	77	107
Galaxy Entertainment Group Limited	3	17
Hang Lung Properties Limited	25	35
Hang Seng Bank, Limited	5	60
Henderson Land Development Company Limited	31	96
HK Electric Investments Limited	72	43
HKT Trust	203	242
Hong Kong And China Gas Company Limited -The-	154	118
Hong Kong Exchanges and Clearing Limited	8	284
Hongkong Land Holdings Limited	12	40
Hysan Development Company Limited	18	36
Mandarin Oriental International Limited	12	19
MH Development Limited (a) (b) (c)	12	—
MTR Corporation Limited	8	31
New World Development Company Limited (a)	139	215
PCCW Limited	409	218
Power Assets Holdings Limited	14	78
Sino Land Company Limited	157	170
SITC International Holdings Company Limited	107	184
SJM Holdings Limited (a) (b)	99	31
Sun Hung Kai Properties Limited	11	113
Techtronic Industries Company Limited	22	268
WH Group Limited (e)	400	259
Wharf Real Estate Investment Company Limited	23	78
Xinyi Glass Holdings Limited	134	150
Yue Yuen Industrial (Holdings) Limited	99	110
		5,132
Belgium 1.3%
Ackermans	2	345
Ageas SA/NV	7	297
Anheuser-Busch InBev	8	529
argenx SE (b)	—	55
Azelis Group	2	60
DEME Group	—	13
D'Ieteren Group	—	47
Elia Group	1	63
Euronav (a)	1	24
Euronav	7	122
KBC Groep	9	608
Lotus Bakeries	—	400
Solvay	6	196

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Syensqo (b)	6	664
UCB	2	136
Umicore	16	443
		4,002
Finland 1.2%
Kesko Oyj - Class B	20	402
Kone Corporation - Class B	4	221
Konecranes Abp	6	271
Mandatum Holding Oy (b)	6	28
Metsa Board Oyj - Class B (a)	3	21
Metso Oyj	34	348
Neste Oyj	6	204
Nokia Oyj	66	224
Nokia Oyj - Series A - ADR (a)	17	59
Nordea Bank Abp	26	318
Orion Oyj - Class B	5	234
Sampo Oyj - Class A	6	268
Stora Enso Oyj - Class R	30	408
UPM-Kymmene Oyj	6	230
Valmet Oy (a)	12	332
Wartsila Oyj Abp	12	168
		3,736
Singapore 1.1%
City Developments Limited	21	108
ComfortDelGro Corporation Limited	59	63
DBS Group Holdings Ltd	19	468
Genting Singapore Limited	132	100
Golden Agri-Resources Ltd.	564	111
Great Eastern Holdings Limited	1	12
Jardine Cycle & Carriage Limited	4	90
Kenon Holdings Ltd.	—	10
Keppel Corporation Limited	21	115
Keppel Infrastructure Trust	122	46
Keppel REIT Management Limited	4	3
NetLink NBN Trust	83	53
Olam Group Limited	15	12
Oversea-Chinese Banking Corporation Limited	29	283
SATS Ltd. (b)	5	11
Seatrium Limited (b)	2,229	199
Sembcorp Industries Ltd	46	187
Sheng Siong Group Ltd.	40	49
Singapore Airlines Limited	57	282
Singapore Exchange Limited	26	192
Singapore Technologies Engineering Ltd	21	63
Singapore Telecommunications Limited	24	45
United Overseas Bank Limited	20	429
UOL Group Limited (a)	18	84
Venture Corporation Limited	9	92
Wilmar International Limited	108	291
		3,398
Ireland 1.1%
AIB Group Public Limited Company	18	78
Bank of Ireland Group Public Limited Company	50	456
CRH Public Limited Company	9	615
CRH Public Limited Company	10	674
Flutter Entertainment Public Limited Company (b)	1	115
Glanbia Public Limited Company	9	154
James Hardie Industries Public Limited Company - CDI	7	285
Kerry Group Public Limited Company - Class A	1	78
Kingspan Group Public Limited Company	4	366
Smurfit Kappa Funding Designated Activity Company	11	425
		3,246
Israel 0.9%
Alony Hetz Properties & Investments Ltd	6	49
Alrov Properties & Lodgings Ltd.	—	4
Ashtrom Group Ltd.	2	24
Azrieli Group Ltd.	1	43
Bank Hapoalim Ltd	25	222
Bank Leumi Le-Israel B.M.	31	249
Bezeq Israel Communications Company Ltd	40	54
Big Shopping Centers Ltd	—	47
Blue Square Real Estate Ltd	—	14
CLAL Insurance Enterprises Holdings Ltd (b)	8	129
Delek Group Ltd.	1	129
Elbit Systems Ltd.	—	36
Electra Ltd	—	42
Enlight Renewable Energy Ltd. (b)	3	53
Equital Ltd. (b)	2	75
Fattal Holdings (1998) Ltd (b)	—	39
First International Bank of Israel Ltd.	3	137
Formula Systems (1985) Ltd.	2	134
Gav-Yam Land Corporation Ltd.	4	29
Harel Insurance Investments & Financial Services Ltd.	5	39
Icl Group Ltd	16	83
Industrial Buildings Corporation Ltd	11	33
Isracard Ltd.	14	48
Israel Discount Bank Limited	48	240
Isras - Investment Co. Ltd.	—	11
Matrix I.T. Ltd	10	180
Melisron Limited	—	25
Mizrahi-Tefahot Bank Ltd.	3	106
Nice Ltd (b)	—	36
Oil Refineries Ltd	197	66
OPC Energy Ltd	4	26
Paz Ashdod Refinery Ltd (b)	1	18
Paz Oil Company Limited	1	68
Perion Network Ltd. (b)	1	35
Shufersal Ltd.	1	4
Strauss Group Ltd	1	24
Teva Pharmaceutical Industries Ltd - ADR (b)	5	49
The Phoenix Holdings Ltd	6	63
Y.H. Dimri Construction and Development Ltd.	—	12
		2,675
Norway 0.8%
Adevinta ASA - Class B (b) (d)	2	23
Aker ASA	—	14
Aker BP ASA	6	183
Aker Solutions ASA (e)	9	36
Bluenord ASA (b)	1	46
Borregaard ASA	4	71
BW LPG PTE. LTD.	9	130
DNB Bank ASA	6	135
Dno Asa	19	19
Elkem ASA (e)	13	27
Equinor ASA	13	409
Flex Lng Ltd.	2	53
Frontline PLC	3	56
Gjensidige Forsikring ASA	1	25
Kongsberg Gruppen ASA	1	24
Mowi ASA	3	58
Norsk Hydro ASA	11	77
Orkla ASA	5	42
SalMar ASA	—	15
Scatec ASA (e)	12	100
Schibsted ASA - Class B	6	155
Sparebank 1 Ostlandet	1	11
Sparebank 1 Sr-Bank Asa	6	77
Storebrand ASA	15	134
Telenor ASA	7	84
TGS ASA	8	105
TOMRA Systems ASA	1	17
Var Energi ASA	7	24
Veidekke ASA	14	144
Yara International ASA	3	100
		2,394
Austria 0.5%
Andritz AG	4	219
BAWAG Group AG (e)	3	176
CA Immobilien Anlagen Aktiengesellschaft	2	58
Erste Group Bank AG	6	253
EuroTeleSites AG (b)	2	7
OMV Aktiengesellschaft	5	224
Raiffeisen Bank International AG	1	24
Telekom Austria Aktiengesellschaft	7	55
Verbund AG	1	82

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Vienna Insurance Group AG Wiener Versicherung Gruppe	4	104
voestalpine AG	5	154
Wienerberger AG	4	129
		1,485
New Zealand 0.3%
Air New Zealand Limited	113	45
Auckland International Airport Limited	9	50
Chorus Limited	15	75
Contact Energy Limited	9	45
EBOS Group Limited	1	12
Fisher & Paykel Healthcare Corporation Limited	3	38
Fletcher Building Limited	30	92
Freightways Group Limited	8	43
Genesis Energy Limited	21	34
Infratil Limited	8	48
Mainfreight Limited (a)	1	38
Mercury NZ Limited	3	13
Meridian Energy Limited	7	25
Port of Tauranga Limited	2	9
Ryman Healthcare Limited (b)	9	35
SKYCITY Entertainment Group Limited	43	50
Spark New Zealand Limited	15	48
Summerset Group Holdings Limited	13	87
The a2 Milk Company Limited (a) (b)	4	12
Xero Limited (b)	1	60
		859
Portugal 0.2%
Banco Comercial Portugues S.A.	501	152
EDP - Energias de Portugal, S.A.	16	82
EDP Renovaveis, S.A.	3	62
Galp Energia, SGPS, S.A.	22	331
Jeronimo Martins, SGPS, S.A.	4	90
		717
United States of America 0.2%
Bausch Health Companies Inc. (b)	29	235
Qiagen N.V. (b)	2	90
Qiagen N.V. (b)	2	85
Samsonite International S.A. (b) (e)	65	214
STMicroelectronics N.V. - ADR	1	69
		693
Luxembourg 0.2%
ArcelorMittal	8	225
Millicom International Cellular SA - SDR (b)	9	163
Tenaris S.A.	3	53
Tenaris S.A. - ADR	1	34
		475
China 0.0%
BOC Hong Kong (Holdings) Limited	42	114
Poland 0.0%
InPost S.A. (b)	6	87
Bermuda 0.0%
Hafnia Limited	6	44
Macau 0.0%
Sands China Ltd. (b)	14	41
Faroe Islands 0.0%
P/F Bakkafrost Sales	1	39
Total Common Stocks (cost $277,350)		300,831
PREFERRED STOCKS 1.1%
Switzerland 0.7%
Roche Holding AG	7	2,049
Germany 0.4%
Bayerische Motoren Werke Aktiengesellschaft	1	122
Dr. Ing. h.c. F. Porsche Aktiengesellschaft	1	72
Fuchs SE	7	325
Henkel AG & Co. KGaA (f)	3	218
Sartorius Aktiengesellschaft	—	117
Volkswagen Aktiengesellschaft (f)	5	559
		1,413
Italy 0.0%
Telecom Italia SPA	25	8
Total Preferred Stocks (cost $3,946)		3,470
WARRANTS 0.0%
Italy 0.0%
Webuild S.p.A. (a) (b) (g)	—	—
Canada 0.0%
Constellation Software Inc. (b) (c)	—	—
Total Warrants (cost $0)		—
SHORT TERM INVESTMENTS 1.2%
Securities Lending Collateral 1.0%
JNL Government Money Market Fund - Class SL, 5.32% (h) (i)	3,178	3,178
Investment Companies 0.2%
JNL Government Money Market Fund - Class I, 5.22% (h) (i)	653	653
Total Short Term Investments (cost $3,831)		3,831
Total Investments 100.5% (cost $285,127)		308,132
Other Assets and Liabilities, Net (0.5)%		(1,660)
Total Net Assets 100.0%		306,472

(a) All or a portion of the security was on loan as of December 31, 2023.

(b) Non-income producing security.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(d) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $247 and 0.1% of the Fund.

(e) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(f) Convertible security.

(g) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(h) Investment in affiliate.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/DFA International Core Equity Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	432	57,081	56,860	65	—	—	653	0.2
JNL Government Money Market Fund, 5.32% - Class SL	—	22,698	19,520	39	—	—	3,178	1.1
JNL Securities Lending Collateral Fund - Institutional Class	2,736	14,459	17,195	46	—	—	—	—
	3,168	94,238	93,575	150	—	—	3,831	1.3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/DFA International Core Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
ABN AMRO Bank N.V.	02/24/23	93	81	—
Adyen N.V.	11/24/21	96	50	—
AENA, S.M.E., S.A.	09/09/22	148	200	0.1
Aker Solutions ASA	12/06/23	31	36	—
Amadeus IT Holding, S.A.	07/17/20	387	465	0.2
BAWAG Group AG	05/29/20	171	176	0.1
Budweiser Brewing Company APAC Limited	10/20/21	23	17	—
Cellnex Telecom, S.A.	06/25/19	141	131	0.1
Covestro AG	10/21/21	484	665	0.2
Dometic Group AB (publ)	09/07/21	312	400	0.1
Elkem ASA	04/11/23	38	27	—
ESR Group Limited	02/17/23	118	107	—
Euronext N.V.	11/18/20	350	307	0.1
Evolution AB (publ)	05/06/22	154	188	0.1
Hapag-Lloyd Aktiengesellschaft	04/22/20	126	82	—
Infrastrutture Wireless Italiane S.p.A.	04/27/23	31	28	—
Just Eat Takeaway.Com N.V.	06/01/20	562	495	0.2
Knorr - Bremse Aktiengesellschaft	10/17/23	413	461	0.2
Koninklijke Philips N.V.	08/06/21	70	46	—
Orsted A/S	12/23/20	101	39	—
Poste Italiane SPA	08/23/22	63	82	—
Samsonite International S.A.	08/25/23	215	214	0.1
Scatec ASA	05/12/22	98	100	—
Siemens Healthineers AG	03/04/21	38	35	—
Signify N.V.	11/09/21	89	89	—
Thule Group AB	05/10/23	49	52	—
VAT Group AG	06/25/19	527	679	0.2
WH Group Limited	03/02/21	291	259	0.1
Worldline	06/25/19	557	238	0.1
Zalando SE	05/17/23	66	49	—
		5,842	5,798	1.9

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DFA International Core Equity Fund
Assets - Securities
Common Stocks	40,678	260,153	—	300,831
Preferred Stocks	3,470	—	—	3,470
Warrants	—	—	—	—
Short Term Investments	3,831	—	—	3,831
	47,979	260,153	—	308,132

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/DFA U.S. Core Equity Fund
COMMON STOCKS 99.7%
Information Technology 23.0%
3D Systems Corporation (a)	9	56
8X8, Inc. (a)	16	61
A10 Networks, Inc.	5	65
Accenture Public Limited Company - Class A	17	6,053
ACI Worldwide, Inc. (a)	8	239
Adeia Inc.	15	181
Adobe Inc. (a)	12	6,983
Advanced Energy Industries, Inc.	3	290
Advanced Micro Devices, Inc. (a)	26	3,780
Agilysys, Inc. (a)	1	69
Akamai Technologies, Inc. (a)	6	669
Alarm.Com Holdings, Inc. (a)	2	148
Allegro Microsystems Inc. (a)	6	188
Alpha and Omega Semiconductor Limited (a)	3	86
Altair Engineering Inc. - Class A (a)	1	101
Ambarella Inc. (a)	1	90
Amdocs Limited	5	437
American Software, Inc. - Class A	2	20
Amkor Technology, Inc.	23	761
Amphenol Corporation - Class A	14	1,396
Amtech Systems, Inc. (a)	1	4
Analog Devices, Inc.	10	1,994
ANSYS, Inc. (a)	2	681
AppFolio, Inc. - Class A (a)	—	87
Apple Inc.	338	65,164
Applied Materials, Inc.	23	3,766
Applied Optoelectronics, Inc. (a)	1	20
AppLovin Corporation - Class A (a)	9	356
Arista Networks, Inc. (a)	4	836
Arlo Technologies, Inc. (a)	6	59
Arrow Electronics, Inc. (a)	6	692
Aspen Technology, Inc. (a)	2	443
Atlassian Corporation - Class A (a)	1	230
Aurora Innovations Inc. - Class A (a)	17	74
Autodesk, Inc. (a)	6	1,391
Aviat Networks, Inc. (a)	1	36
Avnet, Inc.	8	416
Axcelis Technologies, Inc. (a)	3	389
AXT, Inc. (a)	1	2
Badger Meter, Inc.	1	222
Bel Fuse Inc. - Class B	1	90
Belden Inc.	3	199
Benchmark Electronics, Inc.	5	133
Bentley Systems, Incorporated - Class B	8	408
Bill Holdings, Inc. (a)	4	298
Blackbaud, Inc. (a)	3	252
Box, Inc. - Class A (a)	9	226
Broadcom Inc.	15	16,767
Cadence Design Systems, Inc. (a)	6	1,654
Calix, Inc. (a)	4	175
Cambium Networks Corp. (a)	1	4
CCC Intelligent Solutions Holdings Inc. (a)	9	98
CDW Corp.	5	1,075
Cerence Inc. (a)	2	48
CEVA Inc. (a)	1	18
Ciena Corporation (a)	9	411
Cirrus Logic, Inc. (a)	4	335
Cisco Systems, Inc.	97	4,899
Clearfield, Inc. (a)	1	17
Cloudflare, Inc. - Class A (a)	3	231
Cognex Corporation	7	287
Cognizant Technology Solutions Corporation - Class A	16	1,179
Cognyte Software Ltd (a)	5	32
Coherent Corp. (a)	7	312
Cohu, Inc. (a)	5	166
CommVault Systems, Inc. (a)	1	64
Comtech Telecommunications Corp.	1	10
Confluent, Inc. - Class A (a)	3	71
Consensus Cloud Solutions, Inc. (a)	1	38
Corning Incorporated	31	956
Crane Nxt, Co.	5	262
CrowdStrike Holdings, Inc. - Class A (a)	2	404
CTS Corporation	3	147
Daktronics, Inc. (a)	5	42
Datadog, Inc. - Class A (a)	2	199
Dell Technologies Inc. - Class C	8	590
Digi International Inc. (a)	4	95
Digital Turbine USA, Inc. (a)	5	36
Diodes Incorporated (a)	3	239
DocuSign, Inc. (a)	2	97
Dolby Laboratories, Inc. - Class A	4	383
DoubleVerify Holdings, Inc. (a)	2	67
Dropbox, Inc. - Class A (a)	16	458
Dun & Bradstreet Holdings, Inc.	13	150
DXC Technology Company (a)	16	371
Dynatrace, Inc. (a)	5	293
DZS, Inc. (a)	2	3
Ebix, Inc. (a)	4	4
Edgio, Inc. (a)	7	3
Elastic N.V. (a)	1	168
Enphase Energy, Inc. (a)	4	491
Entegris, Inc.	5	559
Envestnet, Inc. (a)	2	87
EPAM Systems, Inc. (a)	1	395
ePlus inc. (a)	2	158
Everbridge, Inc. (a)	1	15
Extreme Networks, Inc. (a)	6	102
F5, Inc. (a)	3	482
Fabrinet (a)	2	442
Fair Isaac Corporation (a)	1	968
FARO Technologies, Inc. (a)	1	25
Fastly, Inc. - Class A (a)	7	130
First Solar, Inc. (a)	4	617
Flex Ltd. (a)	19	582
Formfactor, Inc. (a)	6	230
Fortinet, Inc. (a)	15	872
Frequency Electronics, Inc.	1	11
Freshworks, Inc. - Class A (a)	6	133
Gartner, Inc. (a)	3	1,283
Gen Digital Inc.	25	562
Gitlab Inc. - Class A (a)	2	156
Globalfoundries Inc. (a) (b)	2	137
Globant S.A. (a)	1	349
GoDaddy Inc. - Class A (a)	4	456
Grid Dynamics Holdings, Inc. - Class A (a)	4	58
GSI Technology, Inc. (a)	1	2
Guidewire Software, Inc. (a)	3	320
Harmonic, Inc. (a)	10	136
Hewlett Packard Enterprise Company	48	807
HP, Inc.	27	818
HubSpot, Inc. (a)	1	300
Ichor Holdings, Ltd. (a)	2	82
Infinera Corporation (a)	11	52
Informatica Inc. - Class A (a)	5	131
Information Services Group, Inc.	4	18
Insight Enterprises, Inc. (a)	3	451
Intel Corporation	97	4,895
InterDigital, Inc.	1	153
International Business Machines Corporation	27	4,459
Intevac, Inc. (a)	1	4
Intuit Inc.	4	2,454
IPG Photonics Corporation (a)	3	330
Itron, Inc. (a)	3	250
Jabil Inc.	16	2,046
JAMF Holding Corp. (a)	2	40
Juniper Networks, Inc.	21	623
Key Tronic Corporation (a)	—	2
Keysight Technologies, Inc. (a)	6	950
Kimball Electronics Group, LLC (a)	3	71
KLA Corporation	4	2,255
Knowles Corporation (a)	8	152
Kulicke and Soffa Industries, Inc.	4	246
KVH Industries, Inc. (a)	2	8
Kyndryl Holdings, Inc. (a)	8	165
Lam Research Corporation	4	3,078

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Lattice Semiconductor Corporation (a)	5	314
Littelfuse, Inc.	2	457
LiveRamp Holdings, Inc. (a)	5	192
Lumentum Holdings Inc. (a)	5	240
MACOM Technology Solutions Holdings, Inc. (a)	4	346
Magnachip Semiconductor Corporation (a)	4	30
Manhattan Associates, Inc. (a)	3	654
Marvell Technology, Inc.	14	865
MaxLinear, Inc. (a)	4	100
Methode Electronics, Inc.	4	90
Microchip Technology Incorporated	16	1,429
Micron Technology, Inc.	25	2,100
Microsoft Corporation	169	63,505
Mitek Systems, Inc. (a)	1	12
Model N, Inc. (a)	1	31
MongoDB, Inc. - Class A (a)	1	346
Monolithic Power Systems, Inc.	1	525
Motorola Solutions, Inc.	4	1,284
N-Able, Inc. (a)	2	23
Napco Security Technologies, Inc.	2	67
nCino OpCo, Inc. (a)	2	76
NCR Voyix Corporation (a)	10	169
NetApp, Inc.	7	616
NETGEAR, Inc. (a)	3	48
NetScout Systems, Inc. (a)	6	142
Nlight, Inc. (a)	2	27
Novanta Inc. (a)	2	330
Nutanix, Inc. - Class A (a)	3	166
NVE Corporation	—	37
NVIDIA Corporation	54	26,758
NXP Semiconductors N.V.	6	1,309
Okta, Inc. - Class A (a)	6	506
Olo Inc. - Class A (a)	13	72
On Semiconductor Corporation (a)	18	1,487
ON24, Inc.	6	50
Onespan, Inc. (a)	3	36
Onto Innovation Inc. (a)	4	603
Oracle Corporation	35	3,657
Osi Systems, Inc. (a)	1	144
Palantir Technologies Inc. - Class A (a)	14	248
Palo Alto Networks, Inc. (a)	3	979
PAR Technology Corporation (a) (b)	3	123
PC Connection, Inc.	3	207
PDF Solutions, Inc. (a)	2	76
Perficient, Inc. (a)	3	165
Photronics, Inc. (a)	7	220
Plexus Corp. (a)	3	295
Power Integrations, Inc.	4	305
Powerschool Holdings, Inc. - Class A (a)	6	147
Procore Technologies, Inc. (a)	2	131
Progress Software Corporation	2	132
PTC Inc. (a)	3	482
Pure Storage, Inc. - Class A (a)	10	352
Q2 Holdings, Inc. (a)	2	91
Qorvo, Inc. (a)	6	682
Qualcomm Incorporated	30	4,304
Qualys, Inc. (a)	2	322
Rambus Inc. (a)	7	459
Ribbon Communications Inc. (a)	7	20
Richardson Electronics, Ltd.	1	8
Rimini Street, Inc. (a)	3	10
Rogers Corporation (a)	1	193
Roper Technologies, Inc.	2	988
Salesforce, Inc. (a)	15	4,077
Samsara Inc. - Class A (a)	5	156
Sanmina Corporation (a)	6	288
Sapiens International Corporation N.V.	1	24
ScanSource, Inc. (a)	4	152
Seagate Technology Holdings Public Limited Company	6	476
Semtech Corporation (a)	4	82
SentinelOne, Inc. - Class A (a)	5	130
ServiceNow, Inc. (a)	2	1,084
Silicon Laboratories Inc. (a)	2	330
Skyworks Solutions, Inc.	7	752
SMART Global Holdings, Inc. (a)	6	106
Snowflake Inc. - Class A (a)	1	234
SolarEdge Technologies Ltd. (a)	1	94
SolarWinds Corporation (a)	5	57
Splunk Inc. (a)	2	366
SPS Commerce, Inc. (a)	1	213
Stratasys, Inc. (a)	5	74
Super Micro Computer, Inc. (a)	2	657
Synaptics Incorporated (a)	2	284
Synchronoss Technologies, Inc. (a)	—	3
Synopsys, Inc. (a)	2	1,210
TD SYNNEX Corporation	6	612
TE Connectivity Ltd. (c)	7	1,019
Teledyne Technologies Incorporated (a)	1	636
Telos Corporation (a)	5	19
Teradata Corporation (a)	4	189
Teradyne, Inc.	5	500
Texas Instruments Incorporated	22	3,824
The Hackett Group, Inc.	3	74
TransAct Technologies Incorporated (a)	—	1
Trimble Inc. (a)	7	387
TTM Technologies, Inc. (a)	9	149
Twilio Inc. - Class A (a)	6	433
Tyler Technologies, Inc. (a)	1	381
Uipath, Inc. - Class A (a)	8	205
Ultra Clean Holdings, Inc. (a)	3	102
Unisys Corporation (a)	4	22
Unity Software Inc. (a) (b)	7	281
Universal Display Corporation	2	451
Upland Software, Inc. (a)	4	15
Varonis Systems, Inc. (a)	2	75
Veeco Instruments Inc. (a)	5	161
Verint Systems Inc. (a)	5	136
VeriSign, Inc. (a)	3	599
Vertex, Inc. - Class A (a)	2	52
ViaSat, Inc. (a) (b)	5	137
Viavi Solutions Inc. (a)	17	168
Vishay Intertechnology, Inc.	11	265
Vishay Precision Group, Inc. (a)	1	24
Vontier Corporation	10	339
Western Digital Corporation (a)	13	702
Wolfspeed, Inc. (a)	5	201
Workday, Inc. - Class A (a)	2	458
Xerox Holdings Corporation	13	233
Xperi Inc. (a)	6	64
Yext, Inc. (a)	10	57
Zebra Technologies Corporation - Class A (a)	2	429
Zoom Video Communications, Inc. - Class A (a)	2	160
Zscaler, Inc. (a)	1	284
		312,072
Financials 15.0%
1st Security Bank of Washington	1	19
1st Source Corporation	3	178
Acacia Research Corporation (a)	2	7
ACNB Corporation	1	38
Affiliated Managers Group, Inc.	3	460
Affirm Holdings, Inc. - Class A (a)	5	262
AFLAC Incorporated	15	1,217
Ally Financial Inc.	24	824
Amalgamated Financial Corp.	2	59
A-Mark Precious Metals, Inc.	1	23
Ambac Financial Group, Inc. (a)	4	67
Amerant Bancorp Inc. - Class A	2	40
American Equity Investment Life Holding Company (a)	9	478
American Express Company	17	3,192
American Financial Group, Inc.	5	621
American International Group, Inc.	23	1,531
American National Bankshares Inc.	1	31
Ameriprise Financial, Inc.	4	1,664
Ameris Bancorp	5	252
Amerisafe, Inc.	2	98
AON Public Limited Company - Class A	4	1,253
Arch Capital Group Ltd. (a)	13	945
Ares Management Corporation - Class A	3	324

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Arrow Financial Corporation	2	60
Arthur J. Gallagher & Co.	4	825
Artisan Partners Asset Management Inc. - Class A	4	163
Assetmark Financial Holdings, Inc. (a)	1	31
Associated Banc-Corp	14	299
Assurant, Inc.	3	545
Assured Guaranty Ltd.	6	473
Atlantic Union Bank	7	243
Atlanticus Holdings Corporation (a)	1	38
Avidxchange Holdings, Inc. (a)	5	62
AXIS Capital Holdings Limited	6	305
Axos Financial, Inc. (a)	7	376
B. Riley & Co., LLC	2	32
Banc of California, Inc.	10	140
BancFirst Corporation	3	335
Bank of America Corporation	156	5,256
Bank of Hawaii Corporation	3	225
Bank of Marin Bancorp	2	38
Bank of N.T. Butterfield & Son Limited (The)	6	178
Bank OZK	9	472
BankFinancial Corporation	2	22
BankUnited, Inc.	9	279
Banner Corporation	3	151
Bar Harbor Bankshares	1	39
Baycom Corp	1	22
BCB Bancorp, Inc.	1	17
Berkshire Hathaway Inc. - Class B (a)	40	14,438
Berkshire Hills Bancorp, Inc.	6	160
BGC Group, Inc. - Class A	34	248
BlackRock, Inc.	2	1,889
Blackstone Inc. - Class A	5	709
Block, Inc. - Class A (a)	7	535
Blue Foundry Bancorp (a)	2	15
BM Technologies, Inc. - Class A (a)	1	1
BOK Financial Corporation	4	378
Bread Financial Payments, Inc.	5	155
Bridgewater Bancshares, Inc. (a) (c)	1	14
Brighthouse Financial, Inc. (a)	7	387
Brightsphere Investment Group Inc.	2	41
Brookline Bancorp, Inc.	8	91
Brown & Brown, Inc.	12	824
Business First Bancshares, Inc.	1	35
Byline Bancorp, Inc.	3	82
C&F Financial Corporation	—	3
Cadence Bank	15	458
Cambridge Bancorp	—	12
Camden National Corporation	2	71
Cannae Holdings, Inc. (a)	8	155
Cantaloupe, Inc. (a)	2	18
Capital Bancorp, Inc.	—	10
Capital City Bank Group, Inc.	1	29
Capital One Financial Corporation	10	1,268
Capitol Federal Financial	13	87
Capstar Financial Holdings, Inc.	1	15
Carter Bankshares, Inc. (a)	2	36
Cass Information Systems, Inc.	1	56
Cathay General Bancorp	7	299
Cboe Global Markets, Inc.	3	564
Central Pacific Financial Corp.	4	73
Central Valley Community Bancorp	—	5
Chubb Limited	9	2,131
Cincinnati Financial Corporation	6	636
Citigroup Inc.	43	2,201
Citizens & Northern Corporation	1	17
Citizens Financial Group, Inc.	20	661
Citizens, Inc. - Class A (a) (b)	4	10
City Holding Company	1	145
Civista Bancshares, Inc.	2	41
CME Group Inc. - Class A	6	1,246
CNA Financial Corporation	1	63
CNB Financial Corporation	1	30
Coastal Financial Corporation (a)	—	11
Codorus Valley Bancorp, Inc.	—	8
Cohen & Steers, Inc.	3	235
Coinbase Global, Inc. - Class A (a)	2	280
Columbia Banking System, Inc.	17	456
Columbia Financial, Inc. (a)	6	107
Comerica Incorporated	9	526
Commerce Bancshares, Inc.	9	472
Community Bank System, Inc.	4	190
Community Trust Bancorp, Inc.	2	91
ConnectOne Bancorp, Inc.	6	126
Consumer Portfolio Services, Inc. (a)	2	20
Corebridge Financial, Inc.	2	52
Crawford & Company - Class A	2	23
Crawford & Company - Class B	1	19
Credit Acceptance Corporation (a)	1	530
Crossfirst Bankshares, Inc. (a)	2	29
Cullen/Frost Bankers, Inc.	5	524
Customers Bancorp, Inc. (a)	3	190
CVB Financial Corp.	11	227
Diamond Hill Investment Group, Inc. - Class A	—	79
Dime Community Bancshares, Inc.	4	118
Discover Financial Services	18	2,026
Donegal Group Inc. - Class A	2	22
Donnelley Financial Solutions, Inc. (a)	4	270
Eagle Bancorp, Inc.	4	108
East West Bancorp, Inc.	11	815
Eastern Bankshares, Inc.	2	35
eHealth, Inc. (a)	2	13
Employers Holdings, Inc.	4	144
Encore Capital Group, Inc. (a)	4	207
Enova International, Inc. (a)	4	238
Enstar Group Limited (a)	1	373
Enterprise Bancorp, Inc.	1	22
Enterprise Financial Services Corp.	3	131
Equitable Holdings, Inc.	18	593
Equity Bancshares, Inc. - Class A	1	36
Erie Indemnity Company - Class A	1	226
Esquire Financial Holdings, Inc.	—	15
ESSA Bancorp, Inc.	1	19
Essent Group Ltd.	10	544
Euronet Worldwide, Inc. (a)	3	331
Evercore Inc. - Class A	3	563
Everest Re Group, Ltd.	1	532
EVERTEC, Inc.	4	179
EZCORP, Inc. - Class A (a)	7	64
F&G Annuities & Life, Inc.	2	72
F.N.B. Corporation	30	417
FactSet Research Systems Inc.	1	483
Farmers National Banc Corp.	1	12
FB Financial Corporation	5	180
Federal Agricultural Mortgage Corporation - Class C	1	172
Federated Hermes, Inc. - Class B	9	312
Fidelity National Financial, Inc. - Class A	20	1,033
Fidelity National Information Services, Inc.	15	891
Fifth Third Bancorp	28	978
Financial Institutions, Inc.	2	41
First American Financial Corporation	8	495
First Bancorp	4	131
First Bancorp.	15	253
First Bancshares Inc.	1	23
First Bank of New Jersey	1	17
First Busey Corporation	4	97
First Business Financial Services, Inc.	1	38
First Citizens BancShares, Inc. - Class A	1	893
First Commonwealth Financial Corporation	8	131
First Community Bancshares, Inc.	2	65
First Financial Bancorp.	7	169
First Financial Bankshares, Inc.	10	294
First Financial Corporation	1	41
First Financial Northwest, Inc.	1	14
First Foundation Inc.	4	40
First Hawaiian, Inc.	9	194
First Horizon Corporation	40	565
First Internet Bancorp	1	20
First Interstate BancSystem, Inc. - Class A	8	245
First Merchants Corporation	5	193
First Mid Bancshares, Inc.	2	57
First Western Financial, Inc. (a)	1	10

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
FirstCash Holdings, Inc.	3	379
Fiserv, Inc. (a)	10	1,382
FleetCor Technologies, Inc. (a)	4	1,141
Flushing Financial Corporation	3	58
Flywire Corporation (a)	—	9
Franklin Resources, Inc.	20	594
Fulton Financial Corporation	15	254
FVCBankcorp, Inc. (a)	2	23
Genworth Financial, Inc. - Class A (a)	49	325
German American Bancorp, Inc.	3	89
Glacier Bancorp, Inc.	6	262
Global Payments Inc.	9	1,178
Globe Life Inc.	6	746
Goosehead Insurance, Inc. - Class A (a)	1	107
Great Southern Bancorp, Inc.	2	108
Green Dot Corporation - Class A (a)	3	34
Greenlight Capital Re, Ltd. - Class A (a)	3	37
Guaranty Bancshares, Inc.	—	14
Hamilton Lane Incorporated - Class A	1	167
Hancock Whitney Corporation	6	275
Hanmi Financial Corporation	3	67
HarborOne Bancorp, Inc.	8	92
HBT Financial, Inc.	1	14
HCI Group, Inc.	2	133
Heartland Financial USA, Inc.	4	164
Hennessy Advisors, Inc.	—	3
Heritage Commerce Corp	5	45
Heritage Financial Corporation	4	90
Heritage Insurance Holdings, Inc. (a)	3	17
Hilltop Holdings Inc.	7	251
Home BancShares, Inc.	11	290
HomeStreet, Inc.	3	29
Hometrust Bancshares, Inc.	1	39
Hope Bancorp, Inc.	13	152
Horace Mann Educators Corporation	4	123
Horizon Bancorp, Inc.	5	65
Houlihan Lokey, Inc. - Class A	4	428
Huntington Bancshares Incorporated	57	721
I3 Verticals, Inc. - Class A (a)	2	36
Independence Holdings, LLC	12	596
Independent Bank Corp.	5	333
Independent Bank Corporation	2	65
Independent Bank Group, Inc.	4	212
Interactive Brokers Group, Inc. - Class A	2	206
Intercontinental Exchange, Inc.	11	1,412
International Bancshares Corporation	6	324
International Money Express Inc. (a)	4	84
Invesco Ltd.	25	447
Investors Title Company	—	16
J.P. Morgan Chase & Co.	88	14,911
Jack Henry & Associates, Inc.	3	473
James River Group, Inc.	2	15
Janus Henderson Group PLC	14	436
Jefferies Financial Group Inc.	14	582
K.K.R. Co., Inc. - Class A	10	838
Kearny Financial Corp	11	99
KeyCorp	37	530
Kinsale Capital Group, Inc.	1	426
Lakeland Bancorp, Inc.	7	108
Lakeland Financial Corporation	2	115
Lazard Ltd - Class A	7	248
LendingClub Corporation (a)	15	128
LendingTree, Inc. (a)	—	13
Lincoln National Corporation	7	190
Live Oak Bancshares, Inc.	4	197
Loews Corporation	8	588
LPL Financial Holdings Inc.	3	781
Luther Burbank Corporation (a)	1	10
M&T Bank Corporation	6	822
Macatawa Bank Corporation	1	7
Maiden Holdings, Ltd. (a)	9	21
Markel Group Inc. (a)	1	748
MarketAxess Holdings Inc.	1	324
Marqeta, Inc. - Class A (a)	7	46
Marsh & Mclennan Companies, Inc.	13	2,395
MasterCard Incorporated - Class A	23	9,666
MBIA Inc. (a)	4	24
Mercantile Bank Corporation	2	82
Merchants Bancorp, Inc.	1	32
Mercury General Corporation	5	178
MetLife, Inc.	15	967
Metrocity Bankshares, Inc.	1	21
Metropolitan Bank Holding Corp. (a)	1	73
MGIC Investment Corporation	26	495
Mid Penn Bancorp, Inc.	1	14
Midland States Bancorp, Inc.	2	42
MidWestOne Financial Group, Inc.	1	20
Moelis & Company - Class A	4	210
Moody's Corporation	4	1,445
Morgan Stanley	29	2,663
Morningstar, Inc.	2	712
Mr. Cooper Group Inc. (a)	7	441
MSCI Inc. - Class A	2	951
MVB Financial Corp.	1	13
Nasdaq, Inc.	16	947
National Bank Holdings Corporation - Class A	3	113
National Bankshares, Inc.	—	2
National Western Life Group, Inc. - Class A	—	181
Navient Corporation	19	355
NBT Bancorp Inc.	5	190
NCR Atleos Corporation (a)	5	121
Nelnet, Inc. - Class A	3	232
New York Community Bancorp, Inc. - Series A	47	476
NI Holdings Inc. (a)	1	12
Nicolet Bankshares, Inc.	—	22
NMI Holdings, Inc. - Class A (a)	7	211
Northeast Bank	—	28
Northern Trust Corporation	8	676
Northfield Bancorp Inc.	5	66
Northrim Bancorp, Inc.	—	23
Northwest Bancshares, Inc.	12	151
Norwood Financial Corp.	—	10
OceanFirst Financial Corp.	7	123
Ocwen Financial Corporation (a)	—	7
OFG Bancorp	6	233
Old National Bancorp	25	429
Old Republic International Corporation	19	555
Old Second Bancorp, Inc.	1	11
Open Lending Corporation - Class A (a)	3	26
Oppenheimer Holdings Inc. - Class A	1	45
Origin Bancorp, Inc.	1	29
Orrstown Financial Services, Inc.	1	20
Oscar Health, Inc. - Class A (a)	5	44
P.C.B. Bancorp, Inc.	1	10
Pacific Premier Bancorp, Inc.	9	252
Palomar Holdings, Inc. (a)	1	45
Park National Corporation	1	187
Parke Bancorp, Inc.	1	14
Pathward Financial, Inc.	3	182
PayPal Holdings, Inc. (a)	19	1,178
Peapack-Gladstone Financial Corporation	2	68
Penns Woods Bancorp, Inc.	—	8
PennyMac Financial Services, Inc.	1	92
Peoples Bancorp Inc.	2	71
Peoples Financial Services Corp.	—	10
Pinnacle Financial Partners, Inc.	5	415
Pioneer Bancorp, Inc. (a)	1	12
Piper Sandler Companies	2	315
PJT Partners Inc. - Class A (b)	1	108
Popular, Inc.	7	567
PRA Group, Inc. (a)	4	117
Preferred Bank	2	117
Premier Financial Corporation	3	84
Primerica, Inc.	3	693
Primis Financial Corp.	3	39
Principal Financial Group, Inc.	10	783
ProAssurance Corporation	6	84
PROG Holdings, Inc. (a)	6	178
Prosperity Bancshares, Inc.	7	461
Provident Bancorp Inc. (a)	1	12
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Provident Financial Holdings, Inc.	—	5
Provident Financial Services, Inc.	7	122
Prudential Financial, Inc.	15	1,564
QCR Holdings, Inc.	1	57
Radian Group Inc.	15	414
Raymond James Financial, Inc.	8	930
Red River Bancshares, Inc.	—	10
Regional Management Corp.	2	45
Regions Financial Corporation	37	711
Reinsurance Group of America, Incorporated	4	633
RenaissanceRe Holdings Ltd	3	501
Renasant Corporation	5	181
Repay Holdings Corporation - Class A (a)	2	16
Republic Bancorp, Inc. - Class A	2	100
RLI Corp.	3	335
Robinhood Markets, Inc. - Class A (a)	12	156
Rocket Companies, Inc. - Class A (a)	13	184
S & T Bancorp, Inc.	4	129
S&P Global Inc.	5	2,220
Safety Insurance Group, Inc.	2	124
Sandy Spring Bancorp, Inc.	5	127
Seacoast Banking Corporation of Florida	4	107
SEI Investments Company	9	564
Selective Insurance Group, Inc.	4	446
ServisFirst Bancshares, Inc.	4	263
Shift4 Payments, LLC - Class A (a)	1	85
Shore Bancshares, Inc.	1	21
Sierra BanCorp	1	33
Simmons First National Corporation - Class A	9	175
SiriusPoint Ltd (a)	12	134
SLM Corporation	20	379
Smartfinancial, Inc.	1	22
SoFi Technologies, Inc. (a) (b)	14	142
South Plains Financial, Inc.	1	23
Southern First Bancshares, Inc. (a)	1	45
Southern Missouri Bancorp, Inc.	1	31
Southside Bancshares, Inc.	4	122
Southstate Corporation	5	463
State Street Corporation	12	906
Stellar Bancorp, Inc.	4	102
Sterling Bancorp, Inc. (a)	3	15
Stewart Information Services Corporation	3	148
Stifel Financial Corp.	7	462
Stock Yards Bancorp, Inc.	2	99
StoneX Group Inc. (a)	3	204
Summit Financial Group, Inc.	1	26
Synchrony Financial	18	676
Synovus Financial Corp.	10	391
T. Rowe Price Group, Inc.	9	936
Territorial Bancorp Inc.	1	12
Texas Capital Bancshares, Inc. (a)	5	318
TFS Financial Corporation	11	156
The Allstate Corporation	9	1,268
The Bancorp, Inc. (a)	7	253
The Bank of New York Mellon Corporation	19	994
The Carlyle Group, Inc.	13	528
The Charles Schwab Corporation	34	2,320
The First Bancorp, Inc.	1	32
The First of Long Island Corporation	2	31
The Goldman Sachs Group, Inc.	7	2,784
The Hanover Insurance Group, Inc.	4	435
The Hartford Financial Services Group, Inc.	19	1,549
The Hingham Institute for Savings	—	81
The PNC Financial Services Group, Inc.	10	1,479
The Progressive Corporation	9	1,457
The Travelers Companies, Inc.	13	2,429
The Western Union Company	27	319
Tiptree Inc.	3	56
Toast, Inc. - Class A (a)	8	153
Tompkins Financial Corporation	2	94
TowneBank	7	199
Tradeweb Markets Inc. - Class A	4	334
TriCo Bancshares	4	152
Triumph Financial, Inc. (a)	2	176
Truist Financial Corporation	30	1,115
Trupanion, Inc. (a) (b)	1	31
Trustco Bank Corp N Y	2	70
Trustmark Corporation	6	156
U.S. Bancorp	36	1,572
UMB Financial Corporation	4	351
United Bankshares, Inc.	12	448
United Community Banks, Inc.	8	232
United Fire Group, Inc.	3	60
Unity Bancorp, Inc.	—	11
Universal Insurance Holdings, Inc.	6	96
Univest Financial Corporation	3	67
Unum Group	14	643
Valley National Bancorp	32	345
Velocity Financial Inc. (a)	1	15
Veritex Holdings, Inc.	4	87
Victory Capital Holdings, Inc. - Class A	3	91
Virtu Financial, Inc. - Class A	9	172
Virtus Investment Partners, Inc.	1	194
Visa Inc. - Class A	39	10,228
Voya Financial, Inc.	7	514
W. R. Berkley Corporation	10	674
WAFD, Inc.	7	230
Walker & Dunlop, Inc.	3	367
Washington Trust Bancorp, Inc.	2	67
Waterstone Financial, Inc.	3	46
Webster Financial Corporation	12	605
Wells Fargo & Company	79	3,907
WesBanco, Inc.	6	179
West Bancorporation, Inc.	2	38
Westamerica Bancorporation	3	159
Western Alliance Bancorporation	7	472
Westwood Holdings Group, Inc.	1	10
Wex, Inc. (a)	3	521
White Mountains Insurance Group Ltd	—	385
Willis Towers Watson Public Limited Company	3	774
Wintrust Financial Corporation	4	378
WisdomTree, Inc.	17	120
World Acceptance Corporation (a)	1	118
WSFS Financial Corporation	6	280
Zions Bancorporation, National Association	10	434
Zurich American Corporation	6	314
		202,891
Industrials 13.2%
3M Company	16	1,771
A. O. Smith Corporation	8	631
AAON, Inc.	4	332
AAR Corp. (a)	4	273
ABM Industries Incorporated	5	209
ACCO Brands Corporation	11	70
Acuity Brands, Inc.	2	500
ACV Auctions Inc. - Class A (a)	9	143
Advanced Drainage Systems, Inc.	5	766
AECOM	5	503
AeroVironment, Inc. (a)	1	174
AGCO Corporation	6	776
Air Lease Corporation - Class A	11	480
Air Transport Services Group, Inc. (a)	7	123
Alamo Group Inc.	1	170
Alaska Air Group, Inc. (a)	9	340
Albany International Corp. - Class A	2	201
Alight, Inc. - Class A (a)	12	104
Allegiant Travel Company	1	47
Allegion Public Limited Company	5	604
Allient Inc.	2	56
Allison Systems, Inc.	8	454
Alta Equipment Group Inc. - Class A	2	25
Ameresco, Inc. - Class A (a)	1	36
American Airlines Group Inc. (a)	23	319
American Woodmark Corporation (a)	1	111
AMETEK, Inc.	7	1,219
APi Group Corp (a)	14	485
Apogee Enterprises, Inc.	3	187
Applied Industrial Technologies, Inc.	3	499
Arcbest Corporation	3	334

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Arcosa, Inc.	4	316
Argan, Inc.	2	77
Armstrong World Industries, Inc.	3	318
Array Tech, Inc. (a)	3	52
ASGN Incorporated (a)	4	380
Astec Industries, Inc.	2	62
Astronics Corporation (a)	2	39
Astronics Corporation - Class B (a)	1	26
Atkore Inc. (a)	4	700
Automatic Data Processing, Inc.	11	2,603
Avis Budget Group, Inc.	2	395
Axon Enterprise, Inc. (a)	1	360
AZZ Inc.	3	151
Barnes Group Inc.	5	149
Barrett Business Services, Inc.	1	135
Beacon Roofing Supply, Inc. (a)	7	629
BlueLinx Holdings Inc. (a)	1	131
Boise Cascade Company	5	586
Booz Allen Hamilton Holding Corporation - Class A	5	676
Bowman Consulting Group Ltd. (a)	1	47
Brady Corporation - Class A	4	242
BrightView Holdings, Inc. (a)	7	58
Broadridge Financial Solutions, Inc.	4	876
Builders FirstSource, Inc. (a)	13	2,237
BWXT Government Group, Inc.	6	428
C.H. Robinson Worldwide, Inc.	6	534
Caci International Inc. - Class A (a)	2	508
Cadeler A/S - ADR (a)	1	16
Carlisle Companies Incorporated	3	891
Carrier Global Corporation	22	1,246
Casella Waste Systems, Inc. - Class A (a)	3	248
Caterpillar Inc.	17	4,943
CBIZ, Inc. (a)	5	302
CECO Environmental Corp. (a)	3	64
Ceridian HCM Holding Inc. (a)	4	297
Chart Industries, Inc. (a)	2	334
Cimpress Public Limited Company (a)	2	142
Cintas Corporation	2	1,416
Civeo Corporation	1	15
Clarivate PLC (a) (b)	24	222
Clean Harbors, Inc. (a)	5	902
Columbus McKinnon Corporation	2	94
Comfort Systems USA, Inc.	3	544
Commercial Vehicle Group, Inc. (a)	5	32
Concentrix Corporation	4	426
Concrete Pumping Holdings, Inc. (a)	1	10
Conduent Incorporated (a)	15	53
Construction Partners, Inc. - Class A (a)	3	150
Copa Holdings, S.A. - Class A	3	270
Copart, Inc. (a)	18	893
Core & Main, Inc. - Class A (a)	7	274
Costamare Inc.	8	83
Covenant Logistics Group, Inc. - Class A	2	103
CRA International, Inc.	1	106
Crane Company	5	545
CSG Systems International, Inc.	3	180
CSW Industrials, Inc.	2	317
CSX Corporation	57	1,960
Cummins Inc.	6	1,414
Curtiss-Wright Corporation	2	549
Daseke Companies, Inc. (a)	3	23
Deere & Company	9	3,613
Delta Air Lines, Inc.	37	1,487
Deluxe Corporation	5	100
Distribution Solutions Group, Inc. (a)	1	31
Donaldson Company, Inc.	7	450
Douglas Dynamics, Inc.	3	84
Dover Corporation	6	884
Driven Brands Holdings Inc. (a)	2	34
Ducommun Incorporated (a)	1	67
DXP Enterprises, Inc. (a)	2	60
Dycom Industries, Inc. (a)	2	263
Eagle Bulk Shipping Inc. (b)	—	19
Eaton Corporation Public Limited Company	7	1,616
EMCOR Group, Inc.	4	930
Emerson Electric Co.	9	902
Encore Wire Corporation	2	351
Energy Recovery, Inc. (a)	4	80
Enerpac Tool Group Corp. - Class A	5	151
EnerSys	3	327
Ennis, Inc.	3	71
Enpro Inc.	2	335
Enviri Corporation (a)	8	70
Equifax Inc.	3	864
ESAB Corporation	3	289
ESCO Technologies Inc.	2	228
ExlService Holdings, Inc. (a)	8	262
Expeditors International of Washington, Inc. - Class A	9	1,095
Exponent, Inc.	3	224
Fastenal Company	20	1,318
Federal Signal Corporation	4	284
FedEx Corporation	8	1,918
Ferguson Holdings Limited	6	1,156
First Advantage Corporation	4	63
Flowserve Corporation	9	367
Fluor Corporation (a)	8	303
Forrester Research, Inc. (a)	2	45
Fortive Corporation	11	788
Fortune Brands Innovations, Inc.	9	709
Forward Air Corporation	2	151
Franklin Covey Co. (a)	1	47
Franklin Electric Co., Inc.	4	344
FTI Consulting, Inc. (a)	2	452
FuelCell Energy, Inc. (a)	13	20
Gates Industrial Corporation PLC (a)	5	70
GATX Corporation	3	341
Genco Shipping & Trading Limited	1	13
Gencor Industries, Inc. (a)	1	9
Generac Holdings Inc. (a)	2	227
General Dynamics Corporation	5	1,372
General Electric Company	18	2,279
Genpact Limited	12	410
Gibraltar Industries, Inc. (a)	4	294
Global Industrial Company	3	124
GMS Inc. (a)	4	354
Graco Inc.	4	389
GrafTech International Ltd.	12	27
Graham Corporation (a)	—	8
Granite Construction Incorporated	5	266
Great Lakes Dredge & Dock Corporation (a)	7	56
Griffon Corporation	5	290
GXO Logistics Inc. (a)	8	516
H&E Equipment Services, Inc.	3	183
Hawaiian Holdings, Inc. (a)	5	74
Hayward Holdings, Inc. (a)	3	43
Healthcare Services Group, Inc. (a)	5	52
Heartland Express, Inc.	9	134
HEICO Corporation	2	283
HEICO Corporation - Class A	2	270
Heidrick & Struggles International, Inc.	2	64
Helios Technologies, Inc.	2	98
Herc Holdings Inc.	3	438
Hertz Global Holdings, Inc. (a)	22	231
Hexcel Corporation	6	414
Hillenbrand, Inc.	5	261
HNI Corporation	4	187
Honeywell International Inc.	16	3,441
Howmet Aerospace Inc.	12	663
Hub Group, Inc. - Class A (a)	3	283
Hubbell Incorporated	2	508
Hudson Global, Inc. (a)	—	1
Hudson Technologies, Inc. (a)	8	112
Huntington Ingalls Industries, Inc.	3	727
Hurco Companies, Inc.	—	7
Huron Consulting Group Inc. (a)	2	231
Hyster-Yale Materials Handling, Inc. - Class A	1	70
IBEX Limited (a)	1	16
ICF International, Inc.	2	225
IDEX Corporation	2	473

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
IES Holdings, Inc. (a)	2	164
Illinois Tool Works Inc.	8	2,139
Ingersoll Rand Inc.	13	1,033
Insperity, Inc.	2	257
Insteel Industries, Inc.	2	80
Interface, Inc. - Class A	8	105
ITT Inc.	6	661
J.B. Hunt Transport Services, Inc.	6	1,178
Jacobs Solutions Inc.	4	563
JELD-WEN Holding, Inc. (a)	9	161
JetBlue Airways Corporation (a)	28	153
John Bean Technologies Corporation	2	234
Johnson Controls International Public Limited Company	12	688
Kadant Inc.	1	294
Kaman Corporation	3	68
KBR, Inc.	9	475
Kelly Services, Inc. - Class A	4	77
Kennametal Inc.	8	208
Kforce Inc.	3	181
Kirby Corporation (a)	5	361
Knight-Swift Transportation Holdings Inc. - Class A	12	674
Korn Ferry	5	309
Kratos Defense & Security Solutions, Inc. (a)	8	153
L. B. Foster Company (a)	1	22
L3Harris Technologies, Inc.	6	1,188
Landstar System, Inc.	3	509
Leidos Holdings, Inc.	6	629
Lennox International Inc.	2	1,036
Lincoln Electric Holdings, Inc.	3	711
Lindsay Corporation	1	101
Liquidity Services, Inc. (a)	4	70
Lockheed Martin Corporation	8	3,494
LSI Industries Inc.	1	16
Luxfer Holdings PLC	2	14
ManpowerGroup Inc.	4	291
Marten Transport, Ltd.	7	141
Masco Corporation	6	395
Masonite International Corporation (a)	2	203
MasTec, Inc. (a)	5	404
Masterbrand, Inc. (a)	11	170
Matrix Service Company (a)	3	32
Matson Intermodal - Paragon, Inc.	5	537
Matthews International Corporation - Class A	3	125
Maximus, Inc.	5	407
Mayville Engineering Company, Inc. (a)	1	13
McGrath RentCorp	2	253
MDU Resources Group, Inc.	16	311
Mercury Systems, Inc. (a)	3	111
Miller Industries, Inc.	1	54
Millerknoll, Inc.	8	216
Mine Safety Appliances Company, LLC	2	335
Mistras Group, Inc. (a)	3	19
Monocle Acquisition Corporation (a)	2	30
Montrose Environmental Group, Inc. (a)	2	49
Moog Inc. - Class A	3	395
MRC Global Inc. (a)	10	105
MSC Industrial Direct Co., Inc. - Class A	4	408
Mueller Industries, Inc.	11	509
Mueller Water Products, Inc. - Class A	10	148
MYR Group Inc. (a)	2	229
N L Industries, Inc.	1	5
National Presto Industries, Inc.	1	50
NN, Inc. (a)	3	12
Nordson Corporation	1	390
Norfolk Southern Corporation	5	1,232
Northrop Grumman Corporation	3	1,185
Northwest Pipe Company (a)	1	30
Now, Inc. (a)	13	149
NV5 Global, Inc. (a)	1	152
Nvent Electric Public Limited Company	11	631
Old Dominion Freight Line, Inc.	2	1,003
Omega Flex, Inc.	—	7
Openlane, Inc. (a)	12	176
Orion Group Holdings, Inc. (a)	2	8
Oshkosh Corporation	5	494
Otis Worldwide Corporation	12	1,046
Owens Corning	8	1,193
P.A.M. Transportation Services, Inc. (a)	1	25
PACCAR Inc	15	1,446
Pangaea Logistics Solutions Ltd.	3	28
Park Aerospace Technologies Corp.	2	31
Parker-Hannifin Corporation	3	1,272
Park-Ohio Holdings Corp.	1	35
Parsons Corporation (a)	6	365
Paychex, Inc.	8	999
Paycom Software, Inc.	2	354
Paycor HCM, Inc. (a)	2	47
Paylocity Holding Corporation (a)	1	156
Pentair Public Limited Company	12	856
PGT Innovations, Inc. (a)	6	233
Pitney Bowes Inc.	16	68
Plug Power Inc. (a) (b)	24	106
Powell Industries, Inc.	1	94
Preformed Line Products Company	—	25
Primoris Services Corporation	6	188
Proto Labs, Inc. (a)	2	69
Quad/Graphics, Inc. - Class A (a)	4	24
Quanex Building Products Corporation	4	110
Quanta Services, Inc.	5	1,107
Radiant Logistics, Inc. (a)	3	22
RBC Bearings Incorporated (a)	1	409
Regal Rexnord Corporation	4	616
Republic Services, Inc.	7	1,168
Resideo Technologies, Inc. (a)	13	246
Resources Connection, Inc.	4	62
REV Group, Inc.	7	118
Robert Half Inc.	9	826
Rockwell Automation, Inc.	3	1,036
Rollins, Inc.	11	476
RTX Corporation	32	2,688
Rush Enterprises, Inc. - Class A	5	255
Rush Enterprises, Inc. - Class B	1	36
RXO Inc. (a)	11	252
Ryder System, Inc.	5	563
Saia, Inc. (a)	2	801
Schneider National, Inc. - Class B	3	87
Science Applications International Corporation	4	489
Sensata Technologies Holding PLC	12	449
Shoals Technologies Group, Inc. - Class A (a)	2	36
Shyft Group, Inc.	3	35
SIFCO Industries, Inc. (a)	—	1
Simpson Manufacturing Co., Inc.	3	606
SiteOne Landscape Supply, Inc. (a)	2	404
SkyWest, Inc. (a)	5	258
Snap-on Incorporated	2	617
Southwest Airlines Co.	20	569
SP Plus Corporation (a)	2	107
Spirit Airlines, Inc. (b)	9	149
SPX Technologies, Inc. (a)	4	365
SS&C Technologies Holdings, Inc.	10	584
Standex International Corporation	1	162
Stanley Black & Decker, Inc.	6	620
Steelcase Inc. - Class A	9	125
Stericycle, Inc. (a)	6	308
Sterling Check Corp. (a)	1	15
Sterling Infrastructure, Inc. (a)	3	239
Sunrun Inc. (a)	15	294
Symbotic Inc. - Class A (a) (b)	1	48
Taskus, Inc. - Class A (a)	—	7
Tecnoglass Inc.	3	156
Tennant Company	2	153
Terex Corporation	5	301
Tetra Tech, Inc.	3	508
Textainer Group Holdings Limited	5	252
Textron Inc.	8	646
The AZEK Company Inc. - Class A (a)	9	331
The Boeing Company (a)	12	3,016
The Brink's Company	3	246
The Gorman- Rupp Company	2	86

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
The Greenbrier Companies, Inc.	3	128
The Manitowoc Company, Inc. (a)	4	60
The Middleby Corporation (a)	4	569
The Timken Company	5	369
Thermon Group Holdings, Inc. (a)	3	87
Titan International, Inc. (a)	6	91
Titan Machinery Inc. (a)	1	37
Toro Company, The	5	475
Trane Technologies Public Limited Company	5	1,342
Transcat, Inc. (a)	—	50
TransDigm Group Incorporated	1	1,222
TransUnion	8	524
Trex Company, Inc. (a)	7	556
Trinet Group, Inc. (a)	3	324
Trinity Industries, Inc.	9	227
Triumph Group, Inc. (a)	5	77
TrueBlue, Inc. (a)	6	89
TTEC Holdings, Inc.	5	99
Tutor Perini Corporation (a)	8	70
Twin Disc, Incorporated	1	19
Uber Technologies, Inc. (a)	18	1,091
UFP Industries, Inc.	5	611
U-Haul Holding Company (a)	1	80
U-Haul Holding Company - Series N	12	836
Ultralife Corporation (a)	—	1
Unifirst Corporation	1	180
Union Pacific Corporation	21	5,105
United Airlines Holdings, Inc. (a)	15	628
United Parcel Service, Inc. - Class B	26	4,159
United Rentals, Inc.	5	3,015
Universal Logistics Holdings, Inc.	2	64
V2X, Inc. (a)	1	59
Valmont Industries, Inc.	2	389
Veralto Corporation	4	323
Verisk Analytics, Inc.	5	1,239
Vertiv Holdings Co - Class A	6	309
Vestis Corporation	8	163
Viad Corp (a)	2	78
Vicor Corporation (a)	1	63
Vm Consolidated, Inc. - Class A (a)	10	226
VSE Corporation	1	78
W. W. Grainger, Inc.	2	1,719
Wabash National Corporation	7	189
Waste Management, Inc.	14	2,539
Watsco, Inc.	1	590
Watts Water Technologies, Inc. - Class A	2	449
Werner Enterprises, Inc.	7	303
WESCO International, Inc.	4	689
Westinghouse Air Brake Technologies Corporation	6	820
Willdan Group, Inc. (a)	1	21
Willis Lease Finance Corporation (a)	—	11
WillScot Mobile Mini Holdings Corp. - Class A (a)	16	722
Woodward, Inc.	4	485
XPO, Inc. (a)	11	950
Xylem Inc.	7	765
		179,611
Consumer Discretionary 11.6%
1-800-Flowers.com, Inc. - Class A (a)	4	38
2U, Inc. (a)	10	13
Abercrombie & Fitch Co. - Class A (a)	6	563
Academy Sports & Outdoors, Inc.	7	474
Acushnet Holdings Corp.	5	307
Adient Public Limited Company (a)	6	204
ADT, Inc.	36	247
Adtalem Global Education Inc. (a)	4	251
Advance Auto Parts, Inc.	4	229
Airbnb, Inc. - Class A (a)	5	636
Amazon.com, Inc. (a)	210	31,872
American Axle & Manufacturing Holdings, Inc. (a)	12	110
American Eagle Outfitters, Inc.	17	369
American Outdoor Brands, Inc. (a)	2	13
American Public Education, Inc. (a)	2	18
America's Car Mart, Inc. (a)	1	74
Aptiv PLC (a)	8	701
Aramark	15	434
ARKO Corp. - Class A	3	24
Asbury Automotive Group, Inc. (a)	2	400
Autoliv, Inc.	8	831
AutoNation, Inc. (a)	5	728
AutoZone, Inc. (a)	—	946
Barnes & Noble Education, Inc. (a)	6	9
Bassett Furniture Industries, Incorporated	—	8
Bath & Body Works, Inc.	12	506
Beazer Homes USA, Inc. (a)	7	229
Best Buy Co., Inc.	13	1,016
Beyond, Inc. (a)	2	44
Big 5 Sporting Goods Corporation	2	15
Big Lots, Inc.	4	32
BJ's Restaurants, Inc. (a)	2	68
Bloomin' Brands, Inc.	5	139
Bluegreen Vacations Holding Corporation - Class A	2	122
Booking Holdings Inc. (a)	1	2,550
Boot Barn Holdings, Inc. (a)	3	216
BorgWarner Inc.	20	702
Boyd Gaming Corporation	4	265
Bright Horizons Family Solutions, Inc. (a)	3	246
Brinker International, Inc. (a)	3	116
Brunswick Corporation	7	682
Build-A-Bear Workshop, Inc.	2	48
Burlington Stores, Inc. (a)	2	469
Caesars Entertainment, Inc. (a)	7	329
Caleres, Inc.	5	148
Camping World Holdings, Inc. - Class A	4	97
Capri Holdings Limited (a)	11	540
CarMax, Inc. (a)	6	440
Carnival Corporation (a)	35	653
CarParts.com, Inc. (a)	6	19
Carriage Services, Inc.	2	52
Carrols Holdco Inc.	5	40
Carter's, Inc.	2	183
Carvana Co. - Class A (a)	2	124
Cavco Industries, Inc. (a)	1	230
Century Communities, Inc.	3	310
Chegg, Inc. (a)	4	50
Chewy, Inc. - Class A (a)	3	60
Chico's FAS, Inc. (a)	10	74
Chipotle Mexican Grill, Inc. (a)	1	1,532
Choice Hotels International, Inc.	2	264
Churchill Downs Incorporated	4	559
Chuy's Holdings, Inc. (a)	2	70
Citi Trends, Inc. (a)	2	52
Columbia Sportswear Company	4	337
Conn's, Inc. (a)	4	19
Cooper-Standard Holdings Inc. (a)	3	59
Coursera, Inc. (a)	4	75
Cracker Barrel Old Country Store, Inc. (b)	2	143
Crocs, Inc. (a)	3	257
Culp, Inc. (a)	2	9
D.R. Horton, Inc.	10	1,450
Dana Incorporated	17	252
Darden Restaurants, Inc.	5	879
Dave & Buster's Entertainment, Inc. (a)	4	224
Deckers Outdoor Corporation (a)	1	604
Denny's Corporation (a)	4	43
Designer Brands Inc. - Class A	8	74
Destination XL Group, Inc. (a)	4	20
Dick's Sporting Goods, Inc.	4	642
Dillard's, Inc. - Class A (b)	1	607
Dine Brands Global, Inc.	1	62
DK Crown Holdings Inc. - Class A (a)	19	654
Domino's Pizza, Inc.	1	348
Doordash, Inc. - Class A (a)	7	679
Dorman Products, Inc. (a)	2	191
Duluth Holdings Inc. - Class B (a)	3	15
Duolingo, Inc. - Class A (a)	—	98
eBay Inc.	28	1,242
El Pollo Loco Holdings, Inc. (a)	2	15
Escalade, Incorporated	1	18
Ethan Allen Interiors Inc.	3	108

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
ETSY, Inc. (a)	4	350
Expedia Group, Inc. (a)	3	447
Figs, Inc. - Class A (a)	9	61
First Watch Restaurant Group, Inc. (a)	3	63
Five Below, Inc. (a)	3	672
Flexsteel Industries, Inc.	1	14
Floor & Decor Holdings, Inc. - Class A (a)	6	652
Foot Locker, Inc.	11	343
Ford Motor Company	89	1,090
Fossil Group, Inc. (a)	5	8
Fox Factory Holding Corp. (a)	3	209
Frontdoor, Inc. (a)	6	199
GameStop Corp. - Class A (a)	2	39
Garmin Ltd.	6	785
General Motors Company	45	1,617
Genesco Inc. (a)	2	80
Gentex Corporation	18	587
Gentherm Incorporated (a)	3	132
Genuine Parts Company	6	856
G-III Apparel Group, Ltd. (a)	8	256
Gopro Inc. - Class A (a)	8	27
Graham Holdings Co., Ltd. - Class B	—	283
Grand Canyon Education, Inc. (a)	2	214
Green Brick Partners, Inc. (a)	3	137
Group 1 Automotive, Inc.	2	467
Guess ?, Inc.	8	180
H & R Block, Inc.	9	420
Hamilton Beach Brands Holding Company - Class A	1	17
Hanesbrands Inc. (a)	31	136
Harley-Davidson, Inc.	13	488
Hasbro, Inc.	7	341
Haverty Furniture Companies, Inc.	2	55
Helen of Troy Limited (a)	2	224
Hibbett Inc.	2	134
Hilton Grand Vacations Inc. (a)	2	84
Hilton Worldwide Holdings Inc.	5	921
Home Depot, Inc., The	26	9,147
Hooker Furnishings Corporation	1	35
Hovnanian Enterprises, Inc. - Class A (a)	1	82
Hyatt Hotels Corporation - Class A	2	244
Installed Building Products, Inc.	2	388
iRobot Corporation (a)	2	84
Jack in the Box Inc.	1	111
Johnson Outdoors Inc. - Class A	1	51
KB Home	7	448
Kohl's Corporation	14	396
Kontoor Brands, Inc.	3	214
Lakeland Industries, Inc.	—	2
Lands' End, Inc. (a)	1	14
Las Vegas Sands Corp.	5	245
Laureate Education, Inc. - Class A	15	211
La-Z-Boy Incorporated	3	97
LCI Industries	2	294
Lear Corporation	5	675
Leggett & Platt, Incorporated	12	314
Lennar Corporation - Class A	10	1,465
Lennar Corporation - Class B	1	141
Leslie's, Inc. (a)	3	19
Levi Strauss & Co. - Class A (b)	9	153
LGI Homes, Inc. (a)	2	290
Lifetime Brands, Inc.	1	7
Light & Wonder, Inc. (a)	6	498
Lithia Motors, Inc. - Class A	2	743
LKQ Corporation	10	460
LL Flooring, Inc. (a)	1	4
Lowe`s Companies, Inc.	12	2,624
Lucid Group, Inc. (a) (b)	13	53
Lululemon Athletica Canada Inc. (a)	3	1,419
M.D.C. Holdings, Inc.	5	277
M/I Homes, Inc. (a)	2	302
Macy's, Inc.	29	587
Malibu Boats, Inc. - Class A (a)	2	89
Marine Products Corporation	2	20
MarineMax, Inc. (a)	3	109
Marriott International, Inc. - Class A	5	1,215
Marriott Vacations Worldwide Corporation	3	263
MasterCraft Boat Holdings, Inc. (a)	1	18
Mattel, Inc. (a)	23	433
McDonald's Corporation	15	4,433
Meritage Homes Corporation	4	694
MGM Resorts International (a)	11	507
Modine Manufacturing Company (a)	4	265
Mohawk Industries, Inc. (a)	3	276
Monarch Casino & Resort, Inc.	1	48
Monro, Inc.	3	82
Motorcar Parts of America, Inc. (a)	2	18
Movado Group, Inc.	1	33
Murphy USA Inc.	2	543
Nathan's Famous, Inc.	1	47
National Vision Holdings, Inc. (a)	5	101
Newell Brands Inc.	33	282
Nike, Inc. - Class B	28	3,007
Nishka, Inc. - Class A (a)	3	24
Nordstrom, Inc. (b)	7	127
Norwegian Cruise Line Holdings Ltd. (a)	6	123
NVR, Inc. (a)	—	1,330
Ollie's Bargain Outlet Holdings, Inc. (a)	5	381
OneSpaWorld Holdings Limited (a)	7	97
O'Reilly Automotive, Inc. (a)	1	1,151
Oxford Industries, Inc.	1	144
Papa John's International, Inc.	2	161
Patrick Industries, Inc.	3	260
PENN Entertainment, Inc. (a) (b)	6	168
Penske Automotive Group, Inc.	3	518
Perdoceo Education Corporation	9	160
PetMed Express, Inc.	2	17
Phinia Inc.	4	119
Planet Fitness, Inc. - Class A (a)	5	367
Playa Hotels & Resorts N.V. (a)	13	111
Polaris Inc.	5	515
Pool Corporation	1	552
Potbelly Corporation (a)	2	22
PulteGroup, Inc.	20	2,045
Purple Innovation, Inc. (a) (b)	5	5
PVH Corp.	5	585
Quantumscape Battery, Inc. - Class A (a)	3	21
Qurate Retail, Inc. - Series A (a)	37	32
Ralph Lauren Corporation - Class A	4	547
Red Robin Gourmet Burgers, Inc. (a)	1	18
Red Rock Resorts, Inc. - Class A	3	175
Revolve Group Inc. - Class A (a)	1	19
RH (a)	1	353
Rivian Automotive, Inc. - Class A (a) (b)	16	386
Rocky Brands, Inc.	1	18
Ross Stores, Inc.	10	1,409
Royal Caribbean Cruises Ltd. (a)	8	1,050
Sally Beauty Holdings, Inc. (a)	6	76
Seaworld Entertainment, Inc. (a)	3	163
Service Corporation International	12	805
Shake Shack, Inc. - Class A (a)	3	186
Shoe Carnival, Inc.	3	105
Signet Jewelers Limited	4	412
Six Flags Operations Inc. (a)	5	136
Skechers U.S.A., Inc. - Class A (a)	9	589
Skyline Champion Corporation (a)	4	303
Sleep Number Corporation (a)	1	21
Smith & Wesson Brands, Inc.	6	87
Sonic Automotive, Inc. - Class A	3	174
Sonos, Inc. (a)	6	97
Sportsman's Warehouse Holdings, Inc. (a)	3	13
Standard Motor Products, Inc.	2	95
Starbucks Corporation	23	2,225
Steven Madden, Ltd.	6	266
Stitch Fix, Inc. - Class A (a)	1	3
Stoneridge, Inc. (a)	3	60
Strategic Education, Inc.	1	127
Strattec Security Corporation (a)	—	6
Stride, Inc. (a)	5	271
Superior Group of Companies, Inc.	1	14

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Superior Industries International, Inc. (a)	2	6
Tapestry, Inc.	21	764
Taylor Morrison Home II Corporation - Class A (a)	11	563
Tempur Sealy International, Inc.	7	360
Tesla Inc. (a)	40	9,851
Texas Roadhouse, Inc. - Class A	4	509
The Aaron's Company, Inc.	3	31
The Buckle, Inc.	6	268
The Cato Corporation - Class A	2	16
The Cheesecake Factory Incorporated	6	207
The Children's Place, Inc. (a)	2	51
The Container Store Group, Inc. (a)	3	7
The Gap, Inc.	32	679
The Goodyear Tire & Rubber Company (a)	25	355
The Lovesac Company (a)	1	33
The ODP Corporation (a)	4	245
The One Group Hospitality, Inc. (a)	2	9
The Steak N Shake Company - Class A (a)	—	9
The Steak N Shake Company - Class B (a)	—	18
The Wendy's Company	16	310
Thor Industries, Inc.	5	610
Tile Shop Holdings, Inc. (a)	7	51
Tilly's, Inc. - Class A (a)	1	8
TJX Companies, Inc., The	36	3,344
Toll Brothers, Inc.	8	812
TopBuild Corp. (a)	3	1,115
Topgolf Callaway Brands Corp. (a)	14	197
Tractor Supply Company	5	990
Travel + Leisure Co.	4	162
TRI Pointe Homes Holdings, Inc. (a)	8	271
Ulta Beauty, Inc. (a)	2	1,069
Under Armour, Inc. - Class A (a)	11	98
Under Armour, Inc. - Class C (a)	14	116
Unifi, Inc. (a)	2	14
Universal Electronics Inc. (a)	1	8
Universal Technical Institute, Inc. (a)	2	21
Upbound Group, Inc.	6	189
Urban Outfitters, Inc. (a)	7	258
V.F. Corporation	17	314
Vail Resorts, Inc.	3	542
Valvoline, Inc. (a)	6	242
Vera Bradley, Inc. (a)	3	24
Victoria's Secret & Co. (a)	5	130
Vista Outdoor Inc. (a)	5	138
Visteon Corporation (a)	2	254
Vitamin Oldco Holdings, Inc. (a) (d)	7	—
Vizio Holding Corp. - Class A (a)	7	52
VOXX International Corporation - Class A (a)	2	20
Weyco Group, Inc.	1	29
Whirlpool Corporation	3	378
Williams-Sonoma, Inc.	6	1,121
Wingstop Inc.	1	248
Winmark Corporation	—	104
Winnebago Industries, Inc.	2	159
Wolverine World Wide, Inc.	3	25
Worthington Industries, Inc.	4	225
Wyndham Hotels & Resorts, Inc.	7	560
Wynn Resorts, Limited	3	284
YETI Holdings, Inc. (a)	5	245
Yum! Brands, Inc.	7	873
Zumiez Inc. (a)	2	45
		157,959
Health Care 11.0%
10X Genomics, Inc. - Class A (a)	1	79
Abbott Laboratories	30	3,353
AbbVie Inc.	47	7,287
Acadia Healthcare Company, Inc. (a)	6	443
Accolade, Inc. (a)	8	100
Accuray Incorporated (a)	6	16
Adaptive Biotechnologies Corporation (a)	4	17
Addus HomeCare Corporation (a)	1	103
Adicet Therapeutics, Inc. (a)	7	12
Adverum Biotechnologies, Inc. (a)	10	7
Affimed N.V. (a)	3	2
Agilent Technologies, Inc.	6	790
Agiliti, Inc. (a)	4	29
Agilon Health Management, Inc. (a)	8	100
Agios Pharmaceuticals, Inc. (a)	2	47
Aldeyra Therapeutics, Inc. (a)	4	14
Alector, Inc. (a)	5	43
Align Technology, Inc. (a)	1	366
Alkermes Public Limited Company (a)	9	251
Allakos Inc. (a)	—	1
Allogene Therapeutics, Inc. (a)	13	43
Alnylam Pharmaceuticals, Inc. (a)	3	645
Amedisys, Inc. (a)	2	210
American Well Corporation - Class A (a)	6	9
Amgen Inc.	14	4,109
AMN Healthcare Services, Inc. (a)	4	278
Amneal Pharmaceuticals, Inc. - Class A (a)	5	30
Amphastar Pharmaceuticals, Inc. (a)	4	261
Anaptysbio, Inc. (a)	2	43
AngioDynamics, Inc. (a)	4	35
ANI Pharmaceuticals, Inc. (a)	1	43
Anika Therapeutics, Inc. (a)	1	34
Apollo Medical Holdings, Inc. (a)	2	76
Arcturus Therapeutics Holdings Inc. (a)	3	91
Arcus Biosciences, Inc. (a)	6	106
Arcutis Biotherapeutics, Inc. (a)	6	20
Ardelyx, Inc. (a)	1	5
Artivion, Inc. (a)	3	50
Assertio Holdings, Inc. (a) (b)	—	1
AtriCure, Inc. (a)	2	62
Atrion Corporation	—	62
Avanos Medical, Inc. (a)	5	102
Avantor, Inc. (a)	25	568
Avidity Biosciences, Inc. (a)	2	21
AxoGen, Inc. (a)	5	37
Axonics, Inc. (a)	1	85
Azenta, Inc. (a)	2	103
Baxter International Inc.	16	615
Becton, Dickinson and Company	5	1,128
Biogen Inc. (a)	4	917
BioLife Solutions, Inc. (a)	2	33
BioMarin Pharmaceutical Inc. (a)	6	543
Bio-Rad Laboratories, Inc. - Class A (a)	1	303
Bio-Techne Corporation	4	275
Bluebird Bio, Inc. (a)	4	5
Boston Scientific Corporation (a)	25	1,455
Bristol-Myers Squibb Company	65	3,325
Brookdale Senior Living Inc. (a)	23	132
Bruker Corporation	6	462
C4 Therapeutics, Inc. (a)	7	40
Cara Therapeutics, Inc. (a)	4	3
Cardinal Health, Inc.	8	815
Caredx, Inc. (a)	2	20
Castle Biosciences, Inc. (a)	—	1
Catalent, Inc. (a)	6	258
Catalyst Pharmaceuticals, Inc. (a)	7	126
Celldex Therapeutics, Inc. (a)	1	28
Cencora, Inc.	6	1,244
Centene Corporation (a)	16	1,209
Certara, Inc. (a)	6	101
Charles River Laboratories International, Inc. (a)	3	610
Chemed Corporation	1	509
Cogent Biosciences, Inc. (a)	7	40
Collegium Pharmaceutical, Inc. (a)	2	52
Community Health Systems, Inc. (a)	12	37
Computer Programs and Systems, Inc. (a)	1	8
CONMED Corporation	2	169
Corcept Therapeutics Incorporated (a)	6	189
CorVel Corporation (a)	1	288
Cross Country Healthcare, Inc. (a)	2	54
Cryoport, Inc. (a)	2	32
Cumberland Pharmaceuticals, Inc. (a)	1	2
CVS Health Corporation	32	2,506
Danaher Corporation	11	2,504
DaVita Inc. (a)	4	394
Day One Biopharmaceuticals, Inc. (a)	1	18

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Deciphera Pharmaceuticals, Inc. (a)	5	84
Denali Therapeutics Inc. (a)	5	115
Dentsply Sirona Inc.	14	499
DexCom, Inc. (a)	5	593
Doximity, Inc. - Class A (a)	2	45
Dynavax Technologies Corporation (a)	4	62
Eagle Pharmaceuticals, Inc. (a)	1	7
Editas Medicine, Inc. (a)	2	18
Edwards Lifesciences Corporation (a)	9	650
Elanco Animal Health Incorporated (a)	23	349
Elevance Health, Inc.	5	2,502
Eli Lilly and Company	23	13,255
Embecta Corp.	1	18
Emergent BioSolutions Inc. (a) (b)	4	10
Enanta Pharmaceuticals, Inc. (a)	2	15
Encompass Health Corporation	8	525
Enhabit Inc. (a)	4	41
Enovis Corporation (a)	3	187
Envista Holdings Corporation (a)	12	292
Enzo Biochem, Inc. (a)	4	5
Evolent Health, Inc. - Class A (a)	6	197
Exact Sciences Corporation (a)	7	491
Exelixis, Inc. (a)	21	505
Fate Therapeutics, Inc. (a)	2	6
Fortrea Holdings Inc. (a)	4	144
Fulcrum Therapeutics, Inc. (a)	2	15
Fulgent Genetics, Inc. (a)	1	41
G1 Therapeutics, Inc. (a)	4	11
GE HealthCare Technologies Inc.	10	803
Generation Bio Co. (a)	2	4
Gilead Sciences, Inc.	41	3,342
Glaukos Corporation (a)	3	201
Globus Medical, Inc. - Class A (a)	8	452
Haemonetics Corporation (a)	3	298
Halozyme Therapeutics, Inc. (a)	6	240
Harmony Biosciences Holdings Inc. (a)	2	56
Harvard Bioscience, Inc. (a)	2	9
HCA Healthcare, Inc.	4	1,184
Health Catalyst, Inc. (a)	1	12
HealthEquity, Inc. (a)	5	312
Healthstream, Inc.	2	58
Henry Schein, Inc. (a)	6	423
Hologic, Inc. (a)	9	609
Horizon Orphan LLC (a)	2	38
Humana Inc.	3	1,408
ICU Medical, Inc. (a)	—	30
IDEAYA Biosciences, Inc. (a)	1	52
IDEXX Laboratories, Inc. (a)	2	1,313
Illumina, Inc. (a)	4	556
ImmunoGen, Inc. (a)	12	362
Immunovant, Inc. (a)	2	97
Inari Medical, Inc. (a)	2	118
Incyte Corporation (a)	6	390
Innoviva, Inc. (a)	12	191
Inogen, Inc. (a)	1	7
Inspire Medical Systems, Inc. (a)	—	57
Insulet Corporation (a)	1	171
Integer Holdings Corporation (a)	3	287
Integra LifeSciences Holdings Corporation (a)	5	224
Intellia Therapeutics, Inc. (a)	3	89
Intuitive Surgical, Inc. (a)	4	1,471
Iovance Biotherapeutics, Inc. (a)	10	83
IQVIA Holdings Inc (a)	7	1,546
Iradimed Corp.	—	20
Ironwood Pharmaceuticals, Inc. - Class A (a)	13	153
Jazz Pharmaceuticals Public Limited Company (a)	4	466
Johnson & Johnson	75	11,765
KalVista Pharmaceuticals Inc. (a)	2	23
Kodiak Sciences Inc. (a)	3	8
Krystal Biotech, Inc. (a)	2	202
Kura Oncology, Inc. (a)	3	37
Kymera Therapeutics, Inc. (a)	2	50
Laboratory Corporation of America Holdings	3	637
Lantheus Holdings, Inc. (a)	3	182
LeMaitre Vascular, Inc.	2	91
Lensar, Inc. (a)	—	2
Ligand Pharmaceuticals Incorporated (a)	1	89
LivaNova PLC (a)	4	183
Lumos Pharma, Inc. (a)	—	1
MacroGenics, Inc. (a)	3	30
Maravai LifeSciences Holdings, Inc. - Class A (a)	5	32
Masimo Corporation (a)	3	368
McKesson Corporation	3	1,367
Medpace Holdings, Inc. (a)	1	394
Medtronic, Inc.	23	1,903
MeiraGTx Holdings plc (a)	1	8
Merck & Co., Inc.	40	4,405
Merit Medical Systems, Inc. (a)	4	270
Mersana Therapeutics, Inc. (a)	8	17
Mesa Laboratories, Inc.	—	27
Mettler-Toledo International Inc. (a)	1	757
Mirati Therapeutics, Inc. (a)	2	90
Moderna, Inc. (a)	6	585
ModivCare Inc. (a)	2	69
Molina Healthcare, Inc. (a)	2	883
Morphic Holding, Inc. (a)	1	36
Mural Oncology Public Limited Company (a)	1	5
Myriad Genetics, Inc. (a)	6	109
National HealthCare Corporation	2	181
National Research Corporation	1	28
Nektar Therapeutics (a)	6	3
Neogenomics, Inc. (a)	3	51
Neurocrine Biosciences, Inc. (a)	3	368
Nevro Corp. (a)	2	40
NGM Biopharmaceuticals, Inc. (a)	4	3
Nurix Therapeutics, Inc. (a)	3	34
OmniAb, Inc. (a) (d)	—	—
OmniAb, Inc. (a) (d)	—	—
OmniAb, Inc. (a)	6	38
Omnicell, Inc. (a)	2	92
OPKO Health, Inc. (a) (b)	34	52
OptimizeRX Corporation (a)	2	36
Option Care Health, Inc. (a)	6	214
Orasure Technologies, Inc. (a)	4	34
Organogenesis Holdings Inc. - Class A (a)	8	34
Organon & Co.	16	235
Orthofix Medical Inc. (a)	3	47
Orthopediatrics Corp. (a)	1	45
Outset Medical, Inc. (a)	3	19
Owens & Minor, Inc. (a)	7	132
Pacific Biosciences of California, Inc. (a)	5	54
Pacira Pharmaceuticals, Inc. (a)	3	101
Patterson Companies, Inc.	8	237
PDL BioPharma, Inc. (a) (d)	6	9
Pediatrix Medical Group, Inc. (a)	7	63
Penumbra, Inc. (a)	1	314
Perrigo Company Public Limited Company	9	284
PetIQ, Inc. - Class A (a)	2	31
Pfizer Inc.	158	4,556
Phibro Animal Health Corporation - Class A	2	18
Phreesia, Inc. (a)	2	37
PMV Pharmaceuticals, Inc. (a)	6	20
Poseida Therapeutics, Inc. (a)	5	17
Pphm, Inc. (a)	3	17
Premier Healthcare Solutions, Inc. - Class A	9	207
Prestige Consumer Healthcare Inc. (a)	5	321
Progyny, Inc. (a)	2	73
Protagonist Therapeutics, Inc. (a)	2	39
Prothena Corporation Public Limited Company (a)	3	104
Psychemedics Corporation	1	2
Quest Diagnostics Incorporated	4	553
Quidelortho Corporation (a)	1	54
R1 RCM Holdco Inc. (a)	7	77
RadNet, Inc. (a)	4	131
Recursion Pharmaceuticals, Inc. - Class A (a) (b)	8	74
Regeneron Pharmaceuticals, Inc. (a)	2	2,104
Regenxbio Inc. (a)	3	62
Relay Therapeutics, Inc. (a)	2	24
Repligen Corporation (a)	2	448
Replimune Group, Inc. (a)	3	28

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
ResMed Inc.	3	537
Revolution Medicines, Inc. (a)	3	89
Revvity, Inc.	4	426
Rhythm Pharmaceuticals, Inc. (a)	1	24
Rocket Pharmaceuticals, Inc. (a)	3	102
Sage Therapeutics Inc. (a)	1	28
Sangamo Therapeutics, Inc. (a)	13	7
Sarepta Therapeutics, Inc. (a)	1	116
Schrodinger, Inc. (a)	1	34
Seer, Inc. - Class A (a)	8	15
Select Medical Holdings Corporation	9	223
Sgry, LLC (a)	3	107
SI-BONE, Inc. (a)	2	51
SIGA Technologies, Inc.	6	31
Sight Sciences, Inc. (a)	3	14
Simulations Plus, Inc.	2	71
Sotera Health LLC (a)	13	214
Springworks Therapeutics, Inc. (a)	1	38
STAAR Surgical Company (a)	1	32
Steris Public Limited Company	3	731
Stoke Therapeutics, Inc. (a) (b)	2	12
Stryker Corporation	5	1,582
Supernus Pharmaceuticals, Inc. (a)	5	132
Surmodics, Inc. (a)	1	52
Sutro Biopharma, Inc. (a)	6	26
Taro Pharmaceutical Industries Ltd (a)	3	124
Tarsus Pharmaceuticals, Inc. (a)	2	31
Teladoc Health, Inc. (a)	5	118
Teleflex Incorporated	2	458
Tenet Healthcare Corporation (a)	8	570
The Cigna Group	9	2,758
The Cooper Companies, Inc.	2	609
The Ensign Group, Inc.	4	432
The Pennant Group, Inc. (a)	3	38
Thermo Fisher Scientific Inc.	7	3,683
Twist Bioscience Corporation (a)	4	136
U. S. Physical Therapy, Inc.	1	105
UFP Technologies, Inc. (a)	—	52
United Therapeutics Corporation (a)	2	481
UnitedHealth Group Incorporated	21	11,110
Universal Health Services, Inc. - Class B	5	739
Utah Medical Products, Inc.	—	17
Vanda Pharmaceuticals Inc. (a)	5	20
Varex Imaging Corporation (a)	6	123
Veeva Systems Inc. - Class A (a)	2	393
Veracyte, Inc. (a)	3	94
Veradigm Inc. (a)	13	135
Vericel Corporation (a)	2	62
Vertex Pharmaceuticals Incorporated (a)	4	1,673
Viatris Inc.	44	479
Waters Corporation (a)	2	656
West Pharmaceutical Services, Inc.	1	509
Xencor, Inc. (a)	4	92
Zentalis Pharmaceuticals, Inc. (a)	3	51
Zimmer Biomet Holdings, Inc.	7	841
ZimVie Inc. (a)	1	11
Zoetis Inc. - Class A	12	2,364
		148,481
Communication Services 7.4%
Alphabet Inc. - Class A (a)	133	18,610
Alphabet Inc. - Class C (a)	113	15,864
Altice USA, Inc. - Class A (a)	13	44
AMC Networks, Inc. - Class A (a)	4	81
Angi Inc. - Class A (a)	7	18
Anterix Inc. (a)	1	50
AT&T Inc.	193	3,243
Atlanta Braves Holdings, Inc. - Series A (a)	—	15
Atlanta Braves Holdings, Inc. - Series C (a)	3	122
ATN International, Inc.	3	100
Bandwidth Inc. - Class A (a)	1	11
Boston Omaha Corporation - Class A (a)	1	22
Bumble Inc. - Class A (a)	2	27
Cable One, Inc.	—	217
CarGurus, Inc. - Class A (a)	3	74
Cars.com Inc. (a)	9	173
Cinemark Holdings, Inc. (a)	3	39
Cogent Communications Holdings, Inc.	3	256
Comcast Corporation - Class A	163	7,147
Comscore, Inc. (a)	—	6
Consolidated Communications Holdings, Inc. (a)	13	57
DallasNews Corporation - Series A	1	3
DHI Group, Inc. (a)	—	1
Dish Network Corporation - Class A (a)	14	81
EchoStar Corporation - Class A (a)	4	69
Electronic Arts Inc.	8	1,103
Endeavor Group Holdings, Inc. - Class A	6	131
Entravision Communications Corporation - Class A	6	23
Former Charter Communications Parent, Inc. - Class A (a)	4	1,706
Fox Corporation - Class A	11	329
Fox Corporation - Class B	11	308
Frontier Communications Parent, Inc. (a)	11	282
Gannett Co., Inc. (a)	17	39
Gray Television, Inc.	11	102
IDT Corporation - Class B (a)	3	95
iHeartMedia, Inc. - Class A (a)	2	5
IMAX Corporation (a)	6	94
Integral Ad Science Holding Corp. (a)	4	56
Intelsat Inflight LLC (a)	3	32
Iridium Communications Inc.	8	348
John Wiley & Sons, Inc. - Class A	4	112
John Wiley & Sons, Inc. - Class B	—	3
Liberty Broadband Corporation - Series A (a)	1	98
Liberty Broadband Corporation - Series C (a)	5	396
Liberty Latin America Ltd. - Class A (a)	2	16
Liberty Latin America Ltd. - Class C (a)	13	93
Liberty Media Corporation - Series A (a)	1	52
Liberty Media Corporation - Series A (a)	1	51
Liberty Media Corporation - Series A (a)	5	155
Liberty Media Corporation - Series C (a)	3	103
Liberty Media Corporation - Series C (a)	10	282
Liberty Media Corporation - Series C (a)	7	452
Lions Gate Entertainment Corp. - Class A (a)	5	49
Lions Gate Entertainment Corp. - Class B (a)	16	159
Live Nation Entertainment, Inc. (a)	7	634
Lumen Technologies Inc. (a) (b)	98	179
Magnite, Inc. (a)	7	67
Marchex, Inc. - Class B (a)	—	—
Match Group, Inc. (a)	7	264
Meta Platforms, Inc. - Class A (a)	51	18,177
Netflix, Inc. (a)	6	3,069
News Corporation - Class A	17	416
News Corporation - Class B	6	145
Nexstar Media Group, Inc. - Class A	4	676
Omnicom Group Inc.	12	1,032
Paramount Global - Class A	1	20
Paramount Global - Class B	25	368
Pinterest, Inc. - Class A (a)	6	222
Playtika Holding Corp. (a)	11	95
PubMatic, Inc. - Class A (a)	3	48
QuinStreet, Inc. (a)	2	30
Reading International, Inc. - Class A (a)	2	3
Roblox Corporation - Class A (a)	3	140
Roku Inc. - Class A (a)	3	261
Scholastic Corporation	3	132
Shenandoah Telecommunications Company	3	60
Shutterstock, Inc.	2	117
Sinclair, Inc. - Class A	4	52
Sirius XM Holdings Inc. (b)	36	195
Snap Inc. - Class A (a)	8	143
Sphere Entertainment Co. (a) (e)	2	70
Sphere Entertainment Co. - Class A (a)	2	75
Sphere Entertainment Co. - Class A (a)	—	70
Spok Holdings, Inc.	2	32
Spotify Technology S.A. (a)	3	655
Take-Two Interactive Software, Inc. (a)	6	889
TechTarget, Inc. (a)	1	49
TEGNA Inc.	23	350
Telephone and Data Systems, Inc.	9	172

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
The E.W. Scripps Company - Class A (a)	8	62
The Interpublic Group of Companies, Inc.	25	809
The Marcus Corporation	3	50
The New York Times Company - Class A	12	573
The Trade Desk, Inc. - Class A (a)	5	387
Thryv Holdings, Inc. (a)	3	52
TKO Group Holdings Inc. - Class A	2	166
T-Mobile USA, Inc.	15	2,369
Townsquare Media, Inc. - Class A	2	17
Travelzoo (a)	1	10
TripAdvisor, Inc. (a)	7	146
Truecar, Inc. (a)	12	42
United States Cellular Corporation (a)	2	98
Verizon Communications Inc.	207	7,813
Walt Disney Company, The	40	3,635
Warner Bros. Discovery, Inc. - Series A (a)	78	885
Warner Music Group Corp. - Class A	5	167
WideOpenWest, Inc. (a)	3	11
Yelp Inc. (a)	5	228
Zedge, Inc. - Class B (a)	1	2
Ziff Davis, Inc. (a)	4	289
ZoomInfo Technologies Inc. - Class A (a)	4	83
		99,805
Energy 6.2%
Adams Resources & Energy, Inc.	—	6
Alto Ingredients, Inc. (a)	10	26
Antero Midstream Corporation	36	452
Antero Resources Corporation (a)	25	558
Apa Corp.	10	364
Archrock, Inc.	13	206
Ardmore Shipping Services (Ireland) Limited	4	61
Baker Hughes Company - Class A	35	1,203
Berry Corporation (Bry)	5	38
Bristow Holdings U.S. Inc. (a)	1	15
Cactus, Inc. - Class A	4	174
California Resources Corporation	5	251
Callon Petroleum Company (a)	6	191
Centrus Energy Corp. - Class A (a)	1	60
ChampionX Corporation	15	443
Cheniere Energy, Inc.	7	1,211
Chesapeake Energy Corporation	12	886
Chevron Corporation	55	8,264
Chord Energy Corporation	3	504
Civitas Resources, Inc.	2	114
Clean Energy Fuels Corp. (a)	22	86
CNX Resources Corporation (a)	19	374
Comstock Resources, Inc.	27	239
ConocoPhillips	41	4,792
CONSOL Energy Inc.	4	353
Core Laboratories LP	4	71
Coterra Energy Inc.	54	1,378
CVR Energy, Inc.	9	263
Delek US Holdings, Inc.	8	218
Devon Energy Corporation	42	1,891
DHT Holdings, Inc.	22	220
Diamondback Energy, Inc.	11	1,733
DMC Global Inc. (a)	2	42
Dorian LPG Ltd.	3	128
Dril-Quip, Inc. (a)	4	95
DT Midstream, Inc.	7	370
Enlink Midstream, LLC	37	445
EOG Resources, Inc.	22	2,630
EQT Corporation	15	590
Equitrans Midstream Corporation	38	390
Evolution Petroleum Corporation	3	16
Expro Group Holdings N.V. (a)	4	58
Exxon Mobil Corporation	175	17,522
Forum Energy Technologies, Inc. (a)	1	12
FutureFuel Corp.	4	22
Geospace Technologies Corporation (a)	1	9
Green Plains Inc. (a)	4	100
Gulf Island Fabrication, Inc. (a)	1	4
Gulfport Energy Operating Corporation (a)	1	120
Hallador Energy Company (a)	3	27
Halliburton Company	42	1,521
Helix Energy Solutions Group, Inc. (a)	22	223
Helmerich & Payne, Inc.	8	297
Hess Corporation	10	1,474
HF Sinclair Corporation	17	935
International Seaways, Inc.	2	89
Kinder Morgan, Inc.	54	945
Kinetik Holdings Inc. - Class A	2	63
Kosmos Energy Ltd. (a)	42	279
Liberty Energy Inc. - Class A	17	300
Magnolia Oil & Gas Corporation - Class A	15	329
Mammoth Energy Services, Inc. (a)	2	10
Marathon Oil Corporation	37	883
Marathon Petroleum Corporation	16	2,356
Matador Resources Company	10	551
Murphy Oil Corporation	12	512
Nabors Industries Ltd. (a)	1	70
NACCO Industries, Inc. - Class A	—	18
National Energy Services Reunited Corporation (a) (d)	3	21
Natural Gas Services Group, Inc. (a)	2	27
New Fortress Energy Inc. - Class A (b)	3	130
Newpark Resources, Inc. (a)	10	69
Noble Corporation PLC	1	62
Nordic American Tankers Limited	30	128
Northern Oil and Gas Incorporated	3	113
NOV Inc.	27	538
Occidental Petroleum Corporation	39	2,322
Oceaneering International, Inc. (a)	9	198
Oil States International, Inc. (a)	6	40
ONEOK, Inc.	22	1,511
Overseas Shipholding Group, Inc. - Class A	5	25
Ovintiv Canada ULC	20	868
Par Pacific Holdings, Inc. (a)	7	256
Patterson-UTI Energy, Inc.	38	406
PBF Energy Inc. - Class A	12	527
Peabody Energy Corporation	12	291
Permian Resources Corporation - Class A	20	271
Phillips 66	15	2,015
Phx Minerals Inc. - Class A	2	5
Pioneer Natural Resources Company	10	2,359
Propetro Holding Corp. (a)	11	92
Range Resources Corporation	16	496
REX American Resources Corporation (a)	1	24
RPC, Inc.	13	91
Schlumberger Limited	32	1,642
Scorpio Tankers Inc.	5	326
SEACOR Marine Holdings Inc. (a)	2	24
Select Energy Services, Inc. - Class A	12	89
SFL Corporation Ltd.	16	176
SilverBow Resources, Inc. (a)	2	60
SM Energy Company	13	516
Solaris Oilfield Infrastructure, Inc. - Class A	2	16
Southwestern Energy Company (a)	72	470
STR Sub Inc. - Class A	3	61
Talos Energy Inc. (a)	7	105
Targa Resources Corp.	9	782
TechnipFMC PLC	27	550
Teekay Shipping (Canada) Ltd. (a)	7	53
Teekay Tankers Ltd. - Class A	2	87
TETRA Technologies, Inc. (a)	8	36
Texas Pacific Land Corporation	—	432
The Williams Companies, Inc.	41	1,414
Tidewater Inc. (a)	3	215
Transocean Ltd. (a) (c)	35	225
U.S. Silica Holdings, Inc. (a)	12	139
Valaris Limited (a)	2	122
Valero Energy Corporation	19	2,457
Vital Energy, Inc. (a)	1	59
Vitesse Energy, Inc.	2	46
W&T Offshore, Inc.	16	51
Weatherford International Public Limited Company (a)	5	519
World Kinect Corporation	5	118
		83,755

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Consumer Staples 5.7%
Albertsons Companies, Inc. - Class A	16	379
Alico, Inc.	1	24
Altria Group, Inc.	37	1,486
Archer-Daniels-Midland Company	13	949
B&G Foods, Inc.	7	77
Bellring Intermediate Holdings, Inc. (a)	7	408
BJ's Wholesale Club Holdings, Inc. (a)	10	687
Brown-Forman Corporation - Class A	3	188
Brown-Forman Corporation - Class B	9	515
Bunge Limited	7	705
Calavo Growers, Inc.	2	49
Cal-Maine Foods, Inc.	5	259
Campbell Soup Company	15	635
Casey's General Stores, Inc.	3	738
Celsius Holdings, Inc. (a)	4	236
Central Garden & Pet Company (a)	1	57
Central Garden & Pet Company - Class A (a)	4	179
Church & Dwight Co., Inc.	7	626
Coca-Cola Consolidated, Inc.	1	703
Colgate-Palmolive Company	16	1,267
Conagra Brands, Inc.	18	506
Constellation Brands, Inc. - Class A	3	630
Costco Wholesale Corporation	9	5,806
Coty Inc. - Class A (a)	54	677
Darling Ingredients Inc. (a)	10	516
Del Monte Fresh Produce Company	5	143
Dollar General Corporation	6	877
Dollar Tree, Inc. (a)	8	1,123
e.l.f. Beauty, Inc. (a)	3	416
Edgewell Personal Care Colombia S A S	4	137
Energizer Holdings, Inc.	4	119
Farmer Bros. Co. (a)	2	5
Flowers Foods, Inc.	15	348
Freshpet, Inc. (a)	1	68
General Mills, Inc.	16	1,022
Grocery Outlet Holding Corp. (a)	6	168
Hain Celestial Group, Inc., The (a)	6	68
Herbalife Nutrition Ltd. (a)	8	127
Hormel Foods Corporation	16	505
Ingles Markets, Incorporated - Class A	2	158
Ingredion Incorporated	5	531
Inter Parfums, Inc.	2	320
J&J Snack Foods Corp.	1	223
John B. Sanfilippo & Son, Inc.	1	90
Kellanova	16	887
Kenvue Inc.	77	1,661
Keurig Dr Pepper Inc.	18	615
Kimberly-Clark Corporation	9	1,142
Kraft Foods Group, Inc.	18	675
Lamb Weston Holdings, Inc.	5	590
Lancaster Colony Corporation	1	228
Limoneira Company	1	22
McCormick & Company, Incorporated	7	453
McCormick & Company, Incorporated	1	41
Medifast, Inc.	—	34
MGPI Processing, Inc.	2	185
Mission Produce, Inc. (a)	3	34
Molson Coors Beverage Company - Class B	8	478
Mondelez International, Inc. - Class A	25	1,791
Monster Beverage 1990 Corporation (a)	12	672
National Beverage Corp. (a)	4	218
Natural Grocers By Vitamin Cottage, Inc.	2	34
Natural Health Trends Corp.	—	1
Nature's Sunshine Products, Inc. (a)	1	13
Nu Skin Enterprises, Inc. - Class A	5	92
Oil-Dri Corporation of America	—	27
PepsiCo, Inc.	42	7,094
Performance Food Group Company (a)	9	628
Philip Morris International Inc.	31	2,943
Pilgrim's Pride Corporation (a)	7	180
Post Holdings, Inc. (a)	4	357
PriceSmart, Inc.	2	174
Procter & Gamble Company, The	55	8,024
Reynolds Consumer Products Inc.	10	256
Seaboard Corporation	—	57
Seneca Foods Corporation - Class A (a)	1	36
Sovos Brands, Inc. (a)	4	82
Spartannash Company	6	127
Spectrum Brands Holdings, Inc.	3	232
Sprouts Farmers Market, Inc. (a)	8	386
Sysco Corporation	15	1,063
Target Corporation	14	1,960
The Andersons, Inc.	3	187
The Boston Beer Company, Inc. - Class A (a)	1	191
The Chefs' Warehouse, Inc. (a)	3	74
The Clorox Company	4	519
The Coca-Cola Company	91	5,376
The Duckhorn Portfolio Inc. (a)	3	31
The Estee Lauder Companies Inc. - Class A	4	626
The Hershey Company	4	785
The Honest Company, Inc. (a) (b)	13	42
The J. M. Smucker Company	4	517
The Kroger Co.	54	2,469
The Simply Good Foods Company (a)	7	271
Tootsie Roll Industries, Inc.	3	116
Treehouse Foods, Inc. (a)	5	201
Turning Point Brands, Inc.	2	50
Tyson Foods, Inc. - Class A	11	565
United Natural Foods, Inc. (a)	6	94
Universal Corporation	3	182
US Foods Holding Corp. (a)	16	708
USANA Health Sciences, Inc. (a)	2	98
Vector Group Ltd.	11	124
Village Super Market, Inc. - Class A	1	26
Vital Farms, Inc. (a)	3	40
Walgreens Boots Alliance, Inc.	25	661
Walmart Inc.	34	5,387
WD-40 Company	1	158
Weis Markets, Inc.	2	129
WK Kellogg Co	4	52
		77,921
Materials 4.0%
AdvanSix Inc.	4	129
Air Products and Chemicals, Inc.	4	1,178
Albemarle Corporation	4	539
Alcoa Corporation	13	430
Alpha Metallurgical Resources, Inc.	1	178
Amcor Pty Ltd	73	705
American Vanguard Corporation	4	39
Ampco-Pittsburgh Corporation (a)	1	2
AptarGroup, Inc.	5	557
Arch Resources, Inc. - Class A	2	319
Ardagh Metal Packaging S.A.	7	27
Ashland Inc.	4	311
ATI Inc. (a)	8	354
Avery Dennison Corporation	4	789
Avient Corporation	7	283
Axalta Coating Systems Ltd. (a)	20	673
Balchem Corporation	2	297
Ball Corporation	13	724
Berry Global Group, Inc.	12	787
Cabot Corporation	5	417
Carpenter Technology Corporation	5	361
Celanese Corporation - Class A	4	591
Century Aluminum Company (a)	8	103
CF Industries Holdings, Inc.	11	899
Clearwater Paper Corporation (a)	2	72
Cleveland-Cliffs Inc. (a)	35	719
Coeur Mining, Inc. (a)	17	56
Commercial Metals Company	12	581
Compass Minerals International, Inc.	3	84
Core Molding Technologies, Inc. (a)	1	15
Corteva, Inc.	17	811
Crown Holdings, Inc.	9	786
Dow Inc.	28	1,556
DuPont de Nemours, Inc.	15	1,138
Eagle Materials Inc.	3	675

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Eastman Chemical Company	7	593
Ecolab Inc.	4	785
Ecovyst Inc. (a)	4	40
Element Solutions Inc.	17	395
Ferroglobe PLC (a)	13	86
FMC Corporation	4	249
Fortitude Gold Corporation	1	7
Freeport-McMoRan Inc.	33	1,417
Glatfelter Corporation (a)	4	9
Graphic Packaging Holding Company	29	711
Greif, Inc. - Class A	3	205
Greif, Inc. - Class B	1	69
H.B. Fuller Company	4	339
Hawkins, Inc.	2	136
Haynes International, Inc.	2	87
Hecla Mining Company	43	208
Huntsman Corporation	18	459
Ingevity Corporation (a)	4	184
Innospec Inc.	2	266
International Flavors & Fragrances Inc.	10	778
International Paper Company	15	544
Intrepid Potash, Inc. (a)	2	49
Kaiser Aluminum Corporation	1	78
Knife River Corporation (a)	4	260
Koppers Holdings Inc.	2	119
Kronos Worldwide, Inc.	9	89
Legacy Vulcan Corp.	4	974
Linde Public Limited Company	9	3,727
Livent Corporation (a) (b)	7	119
Louisiana-Pacific Corporation (W VA)	5	356
LSB Industries, Inc. (a)	4	33
LyondellBasell Industries N.V. - Class A	17	1,660
Martin Marietta Materials, Inc.	2	1,138
Materion Corporation	2	265
MATIV Holdings, Inc.	5	77
Mercer International Inc.	11	104
Minerals Technologies Inc.	3	229
MOS Holdings Inc.	15	549
MP Materials Corp. - Class A (a) (b)	6	117
Myers Industries, Inc.	3	68
NewMarket Corporation	1	489
Newmont Corporation	29	1,195
Nucor Corporation	16	2,815
O-I Glass, Inc. (a)	14	230
Olin Corporation	13	676
Olympic Steel, Inc.	1	70
Orion Engineered Carbons Finance & Co. S.C.A.	3	89
Packaging Corporation of America	6	1,002
PPG Industries, Inc.	7	1,091
Quaker Chemical Corporation	1	216
Ramaco Resources, Inc. - Class A	5	85
Ramaco Resources, Inc. - Class B	1	13
Ranpak Holdings Corp - Class A (a)	3	17
Rayonier Advanced Materials Inc. (a)	11	46
Reliance Steel & Aluminum Co.	3	705
Reynolds Group Holdings Limited	2	34
Royal Gold, Inc.	2	291
RPM International Inc.	6	660
Ryerson Holding Corporation	3	90
Schnitzer Steel Industries, Inc. - Class A	3	80
Sealed Air Corporation	7	260
Sensient Technologies Corporation	3	218
Silgan Holdings Inc.	8	373
Sonoco Products Company	10	535
Southern Copper Corporation	4	362
Steel Dynamics, Inc.	16	1,906
Stepan Company	2	214
Summit Materials, Inc. - Class A (a)	10	378
SunCoke Energy, Inc.	8	85
Sylvamo Corporation	2	86
The Chemours Company	15	474
The Sherwin-Williams Company	7	2,070
TimkenSteel Corporation (a)	4	106
Tredegar Corporation	3	15
TriMas Corporation	5	116
Trinseo Public Limited Company	5	38
Tronox Holdings PLC	10	142
United States Lime & Minerals, Inc.	—	115
United States Steel Corporation	18	896
Universal Stainless & Alloy Products, Inc. (a)	1	14
Warrior Met Coal, Inc.	5	332
Westlake Corporation	3	417
WestRock Company	11	461
Worthington Steel, Inc.	4	110
		54,380
Utilities 2.3%
ALLETE, Inc.	3	208
Alliant Energy Corporation	7	378
Ameren Corporation	8	552
American Electric Power Company, Inc.	11	875
American States Water Company	2	146
American Water Works Company, Inc.	5	674
Artesian Resources Corporation - Class A	1	39
Atmos Energy Corporation	4	436
AVANGRID, Inc.	4	131
Avista Corporation	3	117
Black Hills Corporation	4	235
Brookfield Renewable Corporation - Class A	9	257
California Water Service Group	3	159
CenterPoint Energy, Inc.	16	458
Chesapeake Utilities Corporation	1	93
Clearway Energy, Inc. - Class A	4	92
Clearway Energy, Inc. - Class C	6	171
CMS Energy Corporation	8	442
Consolidated Edison, Inc.	9	795
Consolidated Water Co. Ltd.	2	66
Constellation Energy Group, Inc.	9	1,039
Dominion Energy, Inc.	18	841
DTE Energy Company	5	592
Duke Energy Corporation	17	1,603
Edison International	11	757
Entergy Corporation	6	564
Essential Utilities, Inc.	10	377
Evergy, Inc.	7	363
Eversource Energy	10	599
Exelon Corporation	20	717
FirstEnergy Corp.	15	555
Genie Energy Ltd. - Class B	2	56
Hawaiian Electric Industries, Inc.	6	85
IDACORP, Inc.	3	278
MGE Energy, Inc.	3	189
Middlesex Water Company	2	101
National Fuel Gas Company	5	249
New Jersey Resources Corporation	8	372
NextEra Energy, Inc.	41	2,478
NiSource Inc.	15	400
Northwest Natural Holding Company	2	82
NorthWestern Corporation	4	180
NRG Energy, Inc.	19	975
OGE Energy Corp.	10	353
One Gas, Inc.	4	233
Ormat Technologies, Inc.	4	331
Otter Tail Corporation	2	190
PG&E Corporation	50	900
Pinnacle West Capital Corporation	6	454
PNM Resources, Inc.	4	179
Portland General Electric Company	5	232
PPL Corporation	19	509
Public Service Enterprise Group Incorporated	13	797
Sempra	14	1,019
SJW Group	2	118
Southwest Gas Holdings, Inc.	4	237
Spire Inc.	3	195
Sunnova Energy International Inc. (a)	6	91
The AES Corporation	20	391
The Southern Company	22	1,569
The York Water Company	1	57
UGI Corporation	9	231
Unitil Corporation	1	73

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Via Renewables, Inc. - Class A (a)	—	3
Vistra Corp.	27	1,028
WEC Energy Group Inc.	9	767
Xcel Energy Inc.	15	899
		30,632
Real Estate 0.3%
CBRE Group, Inc. - Class A (a)	10	939
CoStar Group, Inc. (a)	8	703
Cushman & Wakefield PLC (a)	17	180
Douglas Elliman Inc.	6	17
Dwight A. Walker Real Estate, Inc. - Class A	3	40
eXp World Holdings, Inc. (b)	2	34
Florida Rock Properties, Inc. (a)	1	33
Forestar Group Inc. (a)	—	13
Howard Hughes Holdings Inc. (a)	3	275
Jones Lang LaSalle Incorporated (a)	3	604
Kennedy-Wilson Holdings, Inc.	13	164
Marcus & Millichap Company	2	105
Newmark Group, Inc. - Class A	16	175
Rafael Holdings, Inc. - Class B (a)	1	3
Realogy Holdings Corp. (a)	13	106
Stratus Properties Inc. (a)	—	13
Tejon Ranch Co. (a)	3	53
The Rmr Group Inc. - Class A	2	53
The St. Joe Company	6	348
Zillow Group, Inc. - Class A (a)	2	129
Zillow Group, Inc. - Class C (a)	6	348
		4,335
Total Common Stocks (cost $835,768)		1,351,842
PREFERRED STOCKS 0.0%
Industrials 0.0%
WESCO International, Inc. - Series A, 10.63%, (25, 06/22/25) (e)	2	54
Total Preferred Stocks (cost $54)		54
RIGHTS 0.0%
ABIOMED, Inc. (a) (d)	1	2
Achillion Pharmaceuticals, Inc. (a) (d)	8	2
Albireo Pharma, Inc. (a) (d)	2	12
Chinook Therapeutics, Inc. (a) (d)	5	1
Progenics Pharmaceuticals, Inc. (a) (b) (d)	—	—
Resolute Forest Products Inc. (a) (d)	8	2
Spectrum Pharmaceuticals, Inc. (a) (d)	3	—
Total Rights (cost $0)		19
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.2%
JNL Government Money Market Fund - Class I, 5.22% (f) (g)	3,397	3,397
Securities Lending Collateral 0.1%
JNL Government Money Market Fund - Class SL, 5.32% (f) (g)	746	746
Total Short Term Investments (cost $4,143)		4,143
Total Investments 100.0% (cost $839,965)		1,356,058
Other Assets and Liabilities, Net (0.0)%		(447)
Total Net Assets 100.0%		1,355,611

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/DFA U.S. Core Equity Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	3,078	112,953	112,634	125	—	—	3,397	0.2
JNL Government Money Market Fund, 5.32% - Class SL	—	9,751	9,005	20	—	—	746	0.1
JNL Securities Lending Collateral Fund - Institutional Class	648	2,978	3,626	7	—	—	—	—
	3,726	125,682	125,265	152	—	—	4,143	0.3

JNL/DFA U.S. Core Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Bridgewater Bancshares, Inc.	08/23/22	19	14	—
TE Connectivity Ltd.	11/29/16	625	1,019	0.1
Transocean Ltd.	07/07/15	415	225	—
		1,059	1,258	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DFA U.S. Core Equity Fund
Assets - Securities
Common Stocks	1,351,812	—	30	1,351,842
Preferred Stocks	54	—	—	54
Rights	—	—	19	19
Short Term Investments	4,143	—	—	4,143
	1,356,009	—	49	1,356,058

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/DFA U.S. Small Cap Fund
COMMON STOCKS 99.6%
Industrials 19.7%
AAON, Inc.	14	1,023
AAR Corp. (a)	6	400
ABM Industries Incorporated	13	591
ACCO Brands Corporation	22	135
Acme United Corporation	1	30
Acuity Brands, Inc.	6	1,147
ACV Auctions Inc. - Class A (a)	27	416
AeroVironment, Inc. (a)	5	601
Air Lease Corporation - Class A	20	852
Air Transport Services Group, Inc. (a)	13	223
Alamo Group Inc.	3	584
Alaska Air Group, Inc. (a)	20	797
Albany International Corp. - Class A	6	546
Alight, Inc. - Class A (a)	79	677
Allegiant Travel Company	3	277
Allient Inc.	4	110
Allison Systems, Inc.	17	961
Alta Equipment Group Inc. - Class A	8	94
Ameresco, Inc. - Class A (a)	6	175
American Superconductor Corporation (a)	8	93
American Woodmark Corporation (a)	4	350
APi Group Corp (a)	47	1,618
Apogee Enterprises, Inc.	5	245
Applied Industrial Technologies, Inc.	7	1,152
ARC Document Solutions, Inc.	8	26
Arcbest Corporation	4	525
Archer Aviation Inc. - Class A (a) (b)	9	58
Arcosa, Inc.	9	736
Argan, Inc.	3	143
Aris Water Solutions, Inc. - Class A	8	65
Armstrong World Industries, Inc.	7	729
Array Tech, Inc. (a)	18	295
ASGN Incorporated (a)	9	857
Astec Industries, Inc.	5	182
Astronics Corporation (a)	7	128
Astronics Corporation - Class B (a)	—	2
Asure Software, Inc. (a)	6	60
Atkore Inc. (a)	7	1,090
Avis Budget Group, Inc.	4	726
AZZ Inc.	5	307
Barnes Group Inc.	10	318
Barrett Business Services, Inc.	2	177
Beacon Roofing Supply, Inc. (a)	12	1,033
BGSF, Inc.	2	15
Blade Urban Air Mobility, Inc. - Class A (a)	17	62
BlueLinx Holdings Inc. (a)	2	246
Boise Cascade Company	7	894
Bowman Consulting Group Ltd. (a)	3	116
Brady Corporation - Class A	8	452
BrightView Holdings, Inc. (a)	21	175
Broadwind Inc. (a)	2	5
BWXT Government Group, Inc.	13	1,004
Byrna Technologies Inc. (a) (b)	1	8
Caci International Inc. - Class A (a)	2	530
Cadeler A/S - ADR (a)	7	133
Cadre Holdings, Inc.	4	134
Casella Waste Systems, Inc. - Class A (a)	8	654
CBIZ, Inc. (a)	9	539
CECO Environmental Corp. (a)	8	164
Chart Industries, Inc. (a)	1	124
Cimpress Public Limited Company (a)	7	531
Civeo Corporation	4	93
Clarivate PLC (a) (b)	92	854
Clean Harbors, Inc. (a)	3	568
Columbus McKinnon Corporation	5	213
Comfort Systems USA, Inc.	7	1,449
Commercial Vehicle Group, Inc. (a)	9	65
Concentrix Corporation	7	689
Concrete Pumping Holdings, Inc. (a)	14	116
Conduent Incorporated (a)	50	181
Construction Partners, Inc. - Class A (a)	6	261
Copa Holdings, S.A. - Class A	5	535
Core & Main, Inc. - Class A (a)	17	701
Costamare Inc.	19	193
Covenant Logistics Group, Inc. - Class A	3	135
CRA International, Inc.	2	153
Crane Company	5	591
CSG Systems International, Inc.	5	275
CSW Industrials, Inc.	3	523
Curtiss-Wright Corporation	1	310
Custom Truck One Source, Inc. (a)	12	76
Daseke Companies, Inc. (a)	10	80
Deluxe Corporation	10	208
Distribution Solutions Group, Inc. (a)	7	220
DLH Holdings Corp. (a)	1	11
Donaldson Company, Inc.	1	46
Douglas Dynamics, Inc.	6	166
Driven Brands Holdings Inc. (a)	16	229
Ducommun Incorporated (a)	3	178
DXP Enterprises, Inc. (a)	4	149
Dycom Industries, Inc. (a)	5	556
Eagle Bulk Shipping Inc.	2	134
Eastern Company The	1	27
Elance, Inc. (a)	21	316
EMCOR Group, Inc.	3	608
Encore Wire Corporation	3	691
Energy Recovery, Inc. (a)	8	154
Enerpac Tool Group Corp. - Class A	8	240
EnerSys	7	712
Ennis, Inc.	5	119
Enpro Inc.	4	597
Enviri Corporation (a)	19	170
ESAB Corporation	7	595
ESCO Technologies Inc.	4	492
EVI Industries, Inc.	4	85
ExlService Holdings, Inc. (a)	27	838
Exponent, Inc.	8	707
Federal Signal Corporation	10	757
First Advantage Corporation	11	178
Flowserve Corporation	22	906
Fluor Corporation (a)	23	907
Forrester Research, Inc. (a)	5	129
Forward Air Corporation	4	267
Franklin Covey Co. (a)	3	146
Franklin Electric Co., Inc.	8	794
Frontier Group Holdings, Inc. (a) (b)	11	61
FTAI Infrastructure Inc.	25	96
FTI Consulting, Inc. (a)	5	927
FuelCell Energy, Inc. (a)	63	101
Gates Industrial Corporation PLC (a)	48	640
GATX Corporation	6	737
Genco Shipping & Trading Limited	10	166
Generac Holdings Inc. (a)	4	522
Genpact Limited	21	723
Gibraltar Industries, Inc. (a)	5	433
Global Industrial Company	5	214
GMS Inc. (a)	7	579
GrafTech International Ltd.	43	94
Graham Corporation (a)	2	44
Granite Construction Incorporated	8	397
Great Lakes Dredge & Dock Corporation (a)	16	121
Greenpower Motor Company Inc. (a)	4	11
Griffon Corporation	10	582
GXO Logistics Inc. (a)	14	842
H&E Equipment Services, Inc.	6	289
Hawaiian Holdings, Inc. (a)	11	160
Hayward Holdings, Inc. (a)	34	460
Healthcare Services Group, Inc. (a)	14	146
Heartland Express, Inc.	12	175
Heidrick & Struggles International, Inc.	5	150
Helios Technologies, Inc.	5	246
Herc Holdings Inc.	5	713
Hertz Global Holdings, Inc. (a)	52	542
Hexcel Corporation	10	728
Hillenbrand, Inc.	12	580
HireQuest, Inc.	1	9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
HNI Corporation	8	317
Hub Group, Inc. - Class A (a)	6	516
Hudson Global, Inc. (a)	—	7
Hudson Technologies, Inc. (a)	10	139
Hurco Companies, Inc.	2	33
Huron Consulting Group Inc. (a)	3	325
Hyster-Yale Materials Handling, Inc. - Class A	3	207
IBEX Limited (a)	4	81
ICF International, Inc.	3	399
IES Holdings, Inc. (a)	5	406
Innodata Inc. (a)	6	47
Innovative Solutions and Support, Inc. (a)	4	34
Insperity, Inc.	5	617
Insteel Industries, Inc.	5	177
Interface, Inc. - Class A	13	167
ITT Inc.	—	54
Janus International Group, Inc. (a)	17	220
JELD-WEN Holding, Inc. (a)	16	307
JetBlue Airways Corporation (a)	69	385
John Bean Technologies Corporation	6	550
Kadant Inc.	2	563
Kaman Corporation	6	151
Karat Packaging Inc.	3	77
KBR, Inc.	11	586
Kelly Services, Inc. - Class A	7	147
Kennametal Inc.	14	359
Kforce Inc.	3	203
Kirby Corporation (a)	10	822
Korn Ferry	9	536
Kratos Defense & Security Solutions, Inc. (a)	21	426
L. B. Foster Company (a)	2	52
Landstar System, Inc.	3	651
LegalZoom.com, Inc. (a)	22	253
Limbach Holdings, Inc. (a)	3	124
Lindsay Corporation	2	218
Liquidity Services, Inc. (a)	8	138
LSI Industries Inc.	8	111
Luxfer Holdings PLC	6	57
Manitex International, Inc. (a)	4	35
ManpowerGroup Inc.	9	706
Marten Transport, Ltd.	13	280
Masonite International Corporation (a)	4	335
MasTec, Inc. (a)	6	471
Mastech Digital, Inc. (a)	3	23
Masterbrand, Inc. (a)	8	118
Matrix Service Company (a)	6	61
Matson Intermodal - Paragon, Inc.	7	732
Matthews International Corporation - Class A	7	241
Maximus, Inc.	10	869
Mayville Engineering Company, Inc. (a)	5	73
McGrath RentCorp	4	421
MDU Resources Group, Inc.	32	638
Mercury Systems, Inc. (a)	12	427
Miller Industries, Inc.	3	129
Millerknoll, Inc.	12	313
Mine Safety Appliances Company, LLC	6	1,036
Mistras Group, Inc. (a)	7	53
Monocle Acquisition Corporation (a)	11	137
Montrose Environmental Group, Inc. (a)	6	177
Moog Inc. - Class A	5	703
MRC Global Inc. (a)	19	208
MSC Industrial Direct Co., Inc. - Class A	8	780
Mueller Industries, Inc.	20	924
Mueller Water Products, Inc. - Class A	25	366
MYR Group Inc. (a)	3	403
National Presto Industries, Inc.	2	139
NN, Inc. (a)	11	45
Northwest Pipe Company (a)	3	81
Now, Inc. (a)	20	221
NV5 Global, Inc. (a)	3	293
Nvent Electric Public Limited Company	10	587
Omega Flex, Inc.	2	131
Openlane, Inc. (a)	18	273
Orion Group Holdings, Inc. (a)	6	30
Oshkosh Corporation	10	1,133
P.A.M. Transportation Services, Inc. (a)	4	90
Pangaea Logistics Solutions Ltd.	12	102
Park Aerospace Technologies Corp.	6	92
Park-Ohio Holdings Corp.	3	86
Parsons Corporation (a)	17	1,069
Paycor HCM, Inc. (a)	21	452
Performant Financial Corporation (a)	20	63
Perma-Fix Environmental Services, Inc. (a)	1	11
PGT Innovations, Inc. (a)	11	451
Pitney Bowes Inc.	36	157
Planet Labs Inc. - Class A (a) (b)	45	110
Plug Power Inc. (a) (b)	3	14
Powell Industries, Inc.	3	267
Preformed Line Products Company	1	174
Primoris Services Corporation	11	360
Proto Labs, Inc. (a)	7	262
Quad/Graphics, Inc. - Class A (a)	8	45
Quanex Building Products Corporation	7	216
Quest Resource Holding Corporation (a)	2	11
Radiant Logistics, Inc. (a)	12	79
RBC Bearings Incorporated (a)	2	652
RCM Technologies, Inc. (a)	2	63
Regal Rexnord Corporation	1	88
Resideo Technologies, Inc. (a)	26	484
Resources Connection, Inc.	9	130
REV Group, Inc.	14	247
Rocket Lab USA, Inc. - Class A (a)	40	219
Rush Enterprises, Inc. - Class A	11	558
Rush Enterprises, Inc. - Class B	3	180
RXO Inc. (a)	15	341
Ryder System, Inc.	8	897
Saia, Inc. (a)	2	989
Schneider National, Inc. - Class B	16	413
Science Applications International Corporation	9	1,075
Sensata Technologies Holding PLC	17	622
Shoals Technologies Group, Inc. - Class A (a)	20	311
Shyft Group, Inc.	8	94
Simpson Manufacturing Co., Inc.	8	1,510
SiteOne Landscape Supply, Inc. (a)	3	490
SkyWest, Inc. (a)	10	540
SP Plus Corporation (a)	4	196
Spirit Airlines, Inc. (b)	18	300
SPX Technologies, Inc. (a)	7	728
Standex International Corporation	2	308
Steelcase Inc. - Class A	19	256
Stericycle, Inc. (a)	16	814
Sterling Check Corp. (a)	14	197
Sterling Infrastructure, Inc. (a)	8	669
Sun Country Airlines Holdings, Inc. (a)	11	179
SunPower Corporation (a) (b)	13	63
Sunrun Inc. (a)	37	730
Taskus, Inc. - Class A (a)	3	44
Tecnoglass Inc.	8	354
Tennant Company	3	265
Terex Corporation	11	616
Tetra Tech, Inc.	—	39
Textainer Group Holdings Limited	9	426
The AZEK Company Inc. - Class A (a)	26	991
The Brink's Company	7	627
The Gorman- Rupp Company	6	215
The Greenbrier Companies, Inc.	7	321
The Manitowoc Company, Inc. (a)	8	131
The Middleby Corporation (a)	1	173
The Timken Company	12	949
Thermon Group Holdings, Inc. (a)	8	255
Titan International, Inc. (a)	14	215
Titan Machinery Inc. (a)	6	167
Transcat, Inc. (a)	2	194
Trex Company, Inc. (a)	12	1,022
Trinet Group, Inc. (a)	6	726
Trinity Industries, Inc.	14	376
Triumph Group, Inc. (a)	15	250
TrueBlue, Inc. (a)	9	134
TTEC Holdings, Inc.	8	176
Tutor Perini Corporation (a)	14	128

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Twin Disc, Incorporated	3	48
UFP Industries, Inc.	11	1,387
Ultralife Corporation (a)	3	18
Unifirst Corporation	3	475
Universal Logistics Holdings, Inc.	5	144
V2X, Inc. (a)	4	189
Valmont Industries, Inc.	4	843
Viad Corp (a)	4	160
Vicor Corporation (a)	5	224
Virco Mfg. Corporation	1	15
VirTra, Inc. (a)	1	14
Vm Consolidated, Inc. - Class A (a)	22	505
VSE Corporation	3	203
Wabash National Corporation	9	222
Watts Water Technologies, Inc. - Class A	5	968
Werner Enterprises, Inc.	11	485
WESCO International, Inc.	2	360
Willdan Group, Inc. (a)	4	87
Willis Lease Finance Corporation (a)	1	45
WillScot Mobile Mini Holdings Corp. - Class A (a)	3	122
Woodward, Inc.	2	316
XPO, Inc. (a)	16	1,407
Zurn Elkay Water Solutions Corporation	11	319
		118,079
Financials 18.9%
1st Security Bank of Washington	2	80
1st Source Corporation	5	249
Acacia Research Corporation (a)	8	30
ACNB Corporation	2	96
Affiliated Managers Group, Inc.	6	955
Affirm Holdings, Inc. - Class A (a)	27	1,303
Alerus Financial Corporation	5	117
Amalgamated Financial Corp.	7	183
A-Mark Precious Metals, Inc.	6	191
Ambac Financial Group, Inc. (a)	10	172
Amerant Bancorp Inc. - Class A	7	178
American Equity Investment Life Holding Company (a)	17	931
American National Bankshares Inc.	3	127
Ameris Bancorp	13	693
Amerisafe, Inc.	4	199
Ames National Corporation	2	51
Arrow Financial Corporation	4	122
Artisan Partners Asset Management Inc. - Class A	12	526
Assetmark Financial Holdings, Inc. (a)	11	344
Associated Banc-Corp	26	558
Associated Capital Group Inc. - Class A	1	22
Assurant, Inc.	1	173
Assured Guaranty Ltd.	11	796
Atlantic Union Bank	14	505
Atlanticus Holdings Corporation (a)	4	137
Avidxchange Holdings, Inc. (a)	31	384
AXIS Capital Holdings Limited	15	834
Axos Financial, Inc. (a)	11	599
B. Riley & Co., LLC	4	87
Banc of California, Inc.	26	354
BancFirst Corporation	6	580
Bank First Corporation (b)	—	41
Bank of Hawaii Corporation	7	512
Bank of Marin Bancorp	4	93
Bank of N.T. Butterfield & Son Limited (The)	9	279
Bank OZK	20	1,018
Bank7 Corp.	—	8
BankFinancial Corporation	3	27
BankUnited, Inc.	13	415
Bankwell Financial Group, Inc.	2	58
Banner Corporation	6	337
Bar Harbor Bankshares	4	113
Baycom Corp	3	72
BCB Bancorp, Inc.	5	63
Berkshire Hills Bancorp, Inc.	8	208
BGC Group, Inc. - Class A	50	361
Blue Foundry Bancorp (a)	6	59
Blue Ridge Bankshares, Inc. (b)	3	11
BM Technologies, Inc. - Class A (a)	—	1
BOK Financial Corporation	9	807
Bread Financial Payments, Inc.	9	291
Bridge Investment Group Holdings Inc. - Class A	6	56
Bridgewater Bancshares, Inc. (a) (c)	8	104
Brighthouse Financial, Inc. (a)	12	621
Brightsphere Investment Group Inc.	9	169
Brookline Bancorp, Inc.	19	211
BRP Group, Inc. - Class A (a)	10	245
Business First Bancshares, Inc.	6	142
Byline Bancorp, Inc.	8	185
C&F Financial Corporation	1	48
Cadence Bank	32	939
Cambridge Bancorp	2	140
Camden National Corporation	4	140
Cannae Holdings, Inc. (a)	3	57
Cantaloupe, Inc. (a)	18	136
Capital Bancorp, Inc.	4	90
Capital City Bank Group, Inc.	4	118
Capitol Federal Financial	27	177
Capstar Financial Holdings, Inc.	5	95
Carter Bankshares, Inc. (a)	6	89
Cass Information Systems, Inc.	3	136
Cathay General Bancorp	13	592
Central Pacific Financial Corp.	7	140
Central Valley Community Bancorp	4	87
Chemung Financial Corporation	1	56
Citizens & Northern Corporation	4	87
City Holding Company	3	284
Civista Bancshares, Inc.	4	76
CNB Financial Corporation	5	109
CNO Financial Group, Inc.	16	440
Coastal Financial Corporation (a)	3	146
Codorus Valley Bancorp, Inc.	2	54
Cohen & Steers, Inc.	8	577
Colony Bankcorp, Inc.	4	52
Columbia Banking System, Inc.	10	263
Columbia Financial, Inc. (a)	17	332
Comerica Incorporated	10	541
Commerce Bancshares, Inc.	20	1,065
Community Bank System, Inc.	10	510
Community Trust Bancorp, Inc.	4	186
ConnectOne Bancorp, Inc.	9	201
Consumer Portfolio Services, Inc. (a)	6	55
Crawford & Company - Class A	7	98
Crawford & Company - Class B	3	37
Credit Acceptance Corporation (a)	2	1,023
Crossfirst Bankshares, Inc. (a)	11	148
Cullen/Frost Bankers, Inc.	8	864
Customers Bancorp, Inc. (a)	7	404
CVB Financial Corp.	26	522
Diamond Hill Investment Group, Inc. - Class A	1	108
Dime Community Bancshares, Inc.	8	226
Donegal Group Inc. - Class A	7	97
Donnelley Financial Solutions, Inc. (a)	5	319
Eagle Bancorp Montana, Inc.	1	23
Eagle Bancorp, Inc.	7	201
Eastern Bankshares, Inc.	27	383
eHealth, Inc. (a)	7	57
Employers Holdings, Inc.	6	225
Enact Holdings, Inc.	8	235
Encore Capital Group, Inc. (a)	4	218
Enova International, Inc. (a)	7	362
Enstar Group Limited (a)	3	838
Enterprise Bancorp, Inc.	3	96
Enterprise Financial Services Corp.	7	309
Equity Bancshares, Inc. - Class A	3	103
Esquire Financial Holdings, Inc.	2	102
Essent Group Ltd.	19	986
Euronet Worldwide, Inc. (a)	9	890
Evans Bancorp, Inc.	1	46
Evercore Inc. - Class A	7	1,140
EVERTEC, Inc.	11	465
EZCORP, Inc. - Class A (a)	13	113
F.N.B. Corporation	64	881
Farmers & Merchants Bancorp, Inc.	2	52
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Farmers National Banc Corp.	8	118
FB Financial Corporation	8	312
Federal Agricultural Mortgage Corporation - Class C	2	333
Federated Hermes, Inc. - Class B	16	535
Financial Institutions, Inc.	4	82
First American Financial Corporation	14	934
First Bancorp	7	273
First Bancorp.	33	541
First Bancshares Inc.	7	195
First Bank of New Jersey	4	53
First Busey Corporation	10	255
First Business Financial Services, Inc.	2	82
First Commonwealth Financial Corporation	19	290
First Community Bancshares, Inc.	4	161
First Community Corporation	1	23
First Financial Bancorp.	17	412
First Financial Bankshares, Inc.	22	660
First Financial Corporation	2	81
First Financial Northwest, Inc.	1	10
First Foundation Inc.	15	147
First Hawaiian, Inc.	23	528
First Horizon Corporation	6	89
First Internet Bancorp	3	65
First Interstate BancSystem, Inc. - Class A	19	582
First Merchants Corporation	11	401
First Mid Bancshares, Inc.	5	189
First United Corporation	—	11
First Western Financial, Inc. (a)	3	50
FirstCash Holdings, Inc.	8	850
Five Star Bancorp	3	76
Flushing Financial Corporation	7	122
Flywire Corporation (a)	19	437
Fulton Financial Corporation	29	481
FVCBankcorp, Inc. (a)	1	10
Genworth Financial, Inc. - Class A (a)	85	570
German American Bancorp, Inc.	7	215
Glacier Bancorp, Inc.	20	815
GoHealth, Inc. - Class A (a)	1	14
Goosehead Insurance, Inc. - Class A (a)	3	256
Great Southern Bancorp, Inc.	3	171
Green Dot Corporation - Class A (a)	11	110
Greene County Bancorp, MHC	2	67
Greenlight Capital Re, Ltd. - Class A (a)	9	107
Guaranty Bancshares, Inc.	3	99
Hamilton Lane Incorporated - Class A	6	714
Hancock Whitney Corporation	15	744
Hanmi Financial Corporation	7	130
HarborOne Bancorp, Inc.	11	134
HBT Financial, Inc.	7	157
HCI Group, Inc.	2	186
Heartland Financial USA, Inc.	8	294
Hennessy Advisors, Inc.	1	5
Heritage Commerce Corp	15	147
Heritage Financial Corporation	8	180
Heritage Global Solutions, Inc. (a)	6	16
Heritage Insurance Holdings, Inc. (a)	8	50
Home Bancorp, Inc.	2	88
Home BancShares, Inc.	35	889
HomeStreet, Inc.	4	45
Hometrust Bancshares, Inc.	1	31
Hope Bancorp, Inc.	22	268
Horace Mann Educators Corporation	7	235
Horizon Bancorp, Inc.	10	146
Houlihan Lokey, Inc. - Class A	4	499
I3 Verticals, Inc. - Class A (a)	6	129
Independence Holdings, LLC	22	1,091
Independent Bank Corp.	8	511
Independent Bank Corporation	5	127
Independent Bank Group, Inc.	7	360
International Bancshares Corporation	11	606
International Money Express Inc. (a)	8	178
Invesco Ltd.	3	56
Investar Holding Corporation	2	33
Investors Title Company	—	79
James River Group, Inc.	9	79
Janus Henderson Group PLC	29	885
Jefferies Financial Group Inc.	3	101
Kearny Financial Corp	16	148
Kingstone Companies, Inc. (a)	1	3
Kingsway Financial Services Inc. (a)	2	16
Kinsale Capital Group, Inc.	1	216
Lakeland Bancorp, Inc.	13	198
Lakeland Financial Corporation	4	283
Lazard Ltd - Class A	4	142
LCNB Corp.	3	43
LendingClub Corporation (a)	15	127
LendingTree, Inc. (a)	3	95
Lincoln National Corporation	9	238
Live Oak Bancshares, Inc.	8	349
Luther Burbank Corporation (a)	11	118
Macatawa Bank Corporation	9	99
Maiden Holdings, Ltd. (a)	22	49
Mainstreet Bancshares, Inc.	1	35
Marqeta, Inc. - Class A (a)	73	510
MBIA Inc. (a)	3	16
Mercantile Bank Corporation	4	145
Merchants Bancorp, Inc.	7	318
Mercury General Corporation	10	377
Meridian Bank	4	50
Metrocity Bankshares, Inc.	7	156
Metropolitan Bank Holding Corp. (a)	2	129
MGIC Investment Corporation	51	984
Mid Penn Bancorp, Inc.	4	100
Middlefield Banc Corp. (b)	1	16
Midland States Bancorp, Inc.	5	149
MidWestOne Financial Group, Inc.	4	97
Moelis & Company - Class A	11	597
Moneylion Technologies Inc. - Class A (a) (b)	—	25
Mr. Cooper Group Inc. (a)	12	756
MVB Financial Corp.	3	66
National Bank Holdings Corporation - Class A	6	237
National Bankshares, Inc.	1	31
National Western Life Group, Inc. - Class A	1	410
Navient Corporation	22	409
NBT Bancorp Inc.	8	324
NCR Atleos Corporation (a)	12	282
Nelnet, Inc. - Class A	5	428
Nerdwallet, Inc. - Class A (a)	6	94
New York Community Bancorp, Inc. - Series A	20	202
NI Holdings Inc. (a)	3	41
Nicholas Financial, Inc. (a)	2	13
Nicolet Bankshares, Inc.	3	203
NMI Holdings, Inc. - Class A (a)	15	444
Northeast Bank	2	110
Northeast Community Bancorp, Inc.	3	61
Northfield Bancorp Inc.	11	140
Northrim Bancorp, Inc.	1	78
Northwest Bancshares, Inc.	24	303
Norwood Financial Corp.	2	53
Oak Valley Bancorp.	1	17
OceanFirst Financial Corp.	12	201
Ocwen Financial Corporation (a)	2	54
OFG Bancorp	9	325
Old National Bancorp	42	716
Old Republic International Corporation	3	98
Old Second Bancorp, Inc.	11	166
OP Bancorp	2	27
Open Lending Corporation - Class A (a)	19	162
Oportun Financial Corporation (a)	8	33
Oppenheimer Holdings Inc. - Class A	2	101
Origin Bancorp, Inc.	5	172
Orrstown Financial Services, Inc.	3	87
Oscar Health, Inc. - Class A (a)	27	245
P.C.B. Bancorp, Inc.	3	64
Pacific Premier Bancorp, Inc.	17	505
Palomar Holdings, Inc. (a)	5	263
Park National Corporation	3	406
Parke Bancorp, Inc.	3	59
Pathward Financial, Inc.	5	240
Paymentus Holdings, Inc. - Class A (a)	5	86

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Payoneer Global Inc. (a)	55	287
Paysafe Limited (a)	14	183
Paysign, Inc. (a) (b)	8	23
Peapack-Gladstone Financial Corporation	4	134
Penns Woods Bancorp, Inc.	1	27
PennyMac Financial Services, Inc.	9	793
Peoples Bancorp Inc. (b)	7	241
Peoples Bancorp of North Carolina, Inc.	—	14
Peoples Financial Services Corp.	2	89
Perella Weinberg Partners - Class A	9	104
Pinnacle Financial Partners, Inc.	14	1,223
Piper Sandler Companies	3	571
PJT Partners Inc. - Class A (b)	3	340
Plumas Bancorp	—	10
Ponce Financial Group, Inc. (a)	5	50
Popular, Inc.	13	1,069
PRA Group, Inc. (a)	7	184
Preferred Bank	3	218
Premier Financial Corporation	8	199
Primerica, Inc.	3	674
Primis Financial Corp.	7	84
Princeton Bancorp, Inc.	1	52
ProAssurance Corporation	12	160
PROG Holdings, Inc. (a)	11	344
Prosperity Bancshares, Inc.	13	892
Provident Bancorp Inc. (a)	1	13
Provident Financial Services, Inc.	13	243
QCR Holdings, Inc.	4	223
Radian Group Inc.	28	805
RBB Bancorp	5	100
Red River Bancshares, Inc.	2	107
Regional Management Corp.	2	55
Remitly Global, Inc. (a)	27	527
Renasant Corporation	10	342
Repay Holdings Corporation - Class A (a)	21	180
Republic Bancorp, Inc. - Class A	4	211
Richmond Mutual Bancorporation, Inc.	3	34
Riverview Bancorp, Inc.	3	17
RLI Corp.	7	976
Root Inc. - Class A (a)	1	10
S & T Bancorp, Inc.	7	237
Safety Insurance Group, Inc.	3	191
Sandy Spring Bancorp, Inc.	8	219
Seacoast Banking Corporation of Florida	14	395
Security National Financial Corporation - Class A (a)	3	30
Selective Insurance Group, Inc.	10	1,012
SelectQuote, Inc. (a)	3	4
ServisFirst Bancshares, Inc.	10	666
Shift4 Payments, LLC - Class A (a)	8	614
Shore Bancshares, Inc.	8	121
Sierra BanCorp	4	87
Silvercrest Asset Management Group Inc. - Class A	2	39
Simmons First National Corporation - Class A	23	460
SiriusPoint Ltd (a)	31	361
SLM Corporation	42	810
Smartfinancial, Inc.	4	102
South Plains Financial, Inc.	4	118
Southern First Bancshares, Inc. (a)	2	80
Southern Missouri Bancorp, Inc.	3	152
Southern States Bancshares, Inc.	2	48
Southside Bancshares, Inc.	6	179
Southstate Corporation	11	938
Stellar Bancorp, Inc.	10	291
StepStone Group Inc. - Class A	8	241
Sterling Bancorp, Inc. (a)	5	26
Stewart Information Services Corporation	5	298
Stifel Financial Corp.	14	998
Stock Yards Bancorp, Inc.	5	248
StoneX Group Inc. (a)	5	399
Summit Financial Group, Inc.	4	115
Synovus Financial Corp.	21	774
Territorial Bancorp Inc.	2	22
Texas Capital Bancshares, Inc. (a)	8	537
TFS Financial Corporation	31	453
The Bancorp, Inc. (a)	10	385
The First Bancorp, Inc.	3	75
The First of Long Island Corporation	5	65
The Hanover Insurance Group, Inc.	6	750
The Hingham Institute for Savings	1	104
The Western Union Company	53	636
Third Coast Bancshares, Inc. (a)	1	28
Timberland Bancorp, Inc.	2	71
Tiptree Inc.	10	180
Tompkins Financial Corporation	3	188
TowneBank	13	395
TriCo Bancshares	6	262
Triumph Financial, Inc. (a)	4	337
Trupanion, Inc. (a) (b)	3	104
Trustco Bank Corp N Y	5	149
Trustmark Corporation	11	311
UMB Financial Corporation	9	738
United Bankshares, Inc.	25	924
United Community Banks, Inc.	20	580
United Fire Group, Inc.	6	129
Unity Bancorp, Inc.	3	78
Universal Insurance Holdings, Inc.	7	113
Univest Financial Corporation	7	161
Usio, Inc. (a)	5	8
Valley National Bancorp	87	946
Value Line, Inc.	—	24
Veritex Holdings, Inc.	8	197
Victory Capital Holdings, Inc. - Class A	9	323
Virginia National Bankshares Corporation	—	12
Virtu Financial, Inc. - Class A	18	356
Virtus Investment Partners, Inc.	1	308
Voya Financial, Inc.	1	51
WAFD, Inc.	11	377
Walker & Dunlop, Inc.	6	680
Washington Trust Bancorp, Inc.	4	138
Waterstone Financial, Inc.	5	76
Webster Financial Corporation	7	336
WesBanco, Inc.	11	339
West Bancorporation, Inc.	5	104
Westamerica Bancorporation	5	255
Western Alliance Bancorporation	15	1,012
Western New England Bancorp, Inc.	6	55
Westwood Holdings Group, Inc.	2	26
White Mountains Insurance Group Ltd	—	749
Wintrust Financial Corporation	11	1,014
WisdomTree, Inc.	35	243
World Acceptance Corporation (a)	1	172
WSFS Financial Corporation	11	513
Zions Bancorporation, National Association	19	847
Zurich American Corporation	12	564
		112,778
Consumer Discretionary 15.5%
1-800-Flowers.com, Inc. - Class A (a)	10	106
1stdibs.com, Inc. (a)	4	20
2U, Inc. (a)	11	13
Abercrombie & Fitch Co. - Class A (a)	12	1,079
Academy Sports & Outdoors, Inc.	13	865
Accel Entertainment, Inc. (a)	14	146
Acushnet Holdings Corp.	12	751
Adient Public Limited Company (a)	17	607
ADT, Inc.	60	410
Adtalem Global Education Inc. (a)	8	459
Advance Auto Parts, Inc.	3	196
Allbirds, Inc. - Class A (a)	6	7
American Axle & Manufacturing Holdings, Inc. (a)	26	225
American Eagle Outfitters, Inc.	35	743
American Outdoor Brands, Inc. (a)	3	28
American Public Education, Inc. (a)	6	60
America's Car Mart, Inc. (a)	2	128
Ammo, Inc. (a)	31	64
Aramark	31	872
Arhaus, Inc. - Class A (a)	12	147
Ark Restaurants Corp.	1	8
ARKO Corp. - Class A	23	190

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Asbury Automotive Group, Inc. (a)	4	811
Autoliv, Inc.	1	99
AutoNation, Inc. (a)	7	1,033
Bally's Corporation (a)	10	141
Barnes & Noble Education, Inc. (a)	11	16
Bassett Furniture Industries, Incorporated	2	38
Bath & Body Works, Inc.	11	493
Beazer Homes USA, Inc. (a)	7	232
Beyond, Inc. (a)	5	151
Big 5 Sporting Goods Corporation	3	17
Big Lots, Inc.	6	44
BJ's Restaurants, Inc. (a)	5	190
Bloomin' Brands, Inc.	13	380
Bluegreen Vacations Holding Corporation - Class A	2	170
Boot Barn Holdings, Inc. (a)	5	398
Bowlero Corp. - Class A (a) (b)	5	74
Boyd Gaming Corporation	—	24
Bright Horizons Family Solutions, Inc. (a)	10	938
Brinker International, Inc. (a)	9	373
Brunswick Corporation	12	1,152
Build-A-Bear Workshop, Inc.	4	82
Caleres, Inc.	8	240
Camping World Holdings, Inc. - Class A	6	161
Capri Holdings Limited (a)	8	397
CarParts.com, Inc. (a)	13	41
Carriage Services, Inc.	4	110
Carrols Holdco Inc.	15	120
Carter's, Inc.	6	483
Cavco Industries, Inc. (a)	2	532
Century Casinos, Inc. (a)	7	35
Century Communities, Inc.	6	517
Chegg, Inc. (a)	22	246
Chico's FAS, Inc. (a)	10	72
Choice Hotels International, Inc.	7	762
Chuy's Holdings, Inc. (a)	4	159
Citi Trends, Inc. (a)	3	75
CLARUS Corporation	9	65
Columbia Sportswear Company	10	830
Conn's, Inc. (a)	6	28
Cooper-Standard Holdings Inc. (a)	5	93
Coursera, Inc. (a)	26	509
Cracker Barrel Old Country Store, Inc. (b)	4	281
Cricut, Inc. - Class A (a)	2	14
Crocs, Inc. (a)	8	757
Culp, Inc. (a)	2	11
Dana Incorporated	26	383
Dave & Buster's Entertainment, Inc. (a)	8	418
Delta Apparel, Inc. (a)	2	14
Denny's Corporation (a)	12	136
Designer Brands Inc. - Class A	10	87
Destination XL Group, Inc. (a)	16	68
Dillard's, Inc. - Class A (b)	2	747
Dine Brands Global, Inc.	3	149
Dorman Products, Inc. (a)	6	463
Duluth Holdings Inc. - Class B (a)	6	34
Duolingo, Inc. - Class A (a)	1	169
Dutch Bros Inc. - Class A (a)	—	13
Educational Development Corporation (a)	1	1
El Pollo Loco Holdings, Inc. (a)	8	70
Escalade, Incorporated	3	61
Ethan Allen Interiors Inc.	6	179
European Wax Center, Inc. - Class A (a)	8	109
Everi Holdings Inc. (a)	12	134
Express, Inc. (a) (b)	1	6
Figs, Inc. - Class A (a)	30	210
First Watch Restaurant Group, Inc. (a)	6	121
Fisker Group Inc. - Class A (a) (b)	9	15
Flexsteel Industries, Inc.	1	22
Foot Locker, Inc.	17	535
Fossil Group, Inc. (a)	11	16
Fox Factory Holding Corp. (a)	7	488
Frontdoor, Inc. (a)	15	519
Full House Resorts, Inc. (a)	8	44
GameStop Corp. - Class A (a) (b)	15	260
Garrett Motion Inc. (a)	28	269
Genesco Inc. (a)	3	108
Gentex Corporation	24	784
Gentherm Incorporated (a)	6	314
G-III Apparel Group, Ltd. (a)	10	351
Golden Entertainment, Inc.	1	52
Gopro Inc. - Class A (a)	26	91
Graham Holdings Co., Ltd. - Class B	1	460
Grand Canyon Education, Inc. (a)	5	684
Green Brick Partners, Inc. (a)	7	384
Group 1 Automotive, Inc.	3	817
GrowGeneration Corp. (a)	14	36
Guess ?, Inc.	10	228
H & R Block, Inc.	24	1,145
Hamilton Beach Brands Holding Company - Class A	1	14
Hanesbrands Inc. (a)	62	276
Harley-Davidson, Inc.	18	656
Hasbro, Inc.	14	726
Haverty Furniture Companies, Inc.	3	124
Helen of Troy Limited (a)	4	502
Hibbett Inc.	3	207
Hilton Grand Vacations Inc. (a)	19	755
Holley Inc. (a)	15	73
Hooker Furnishings Corporation	3	79
Hovnanian Enterprises, Inc. - Class A (a)	1	201
Inspired Entertainment, Inc. (a)	6	60
Installed Building Products, Inc.	5	881
International Game Technology PLC	28	760
iRobot Corporation (a)	5	175
J.Jill, Inc. (a)	2	62
Jack in the Box Inc.	3	264
JAKKS Pacific, Inc. (a)	3	94
Johnson Outdoors Inc. - Class A	2	117
KB Home	13	839
Kohl's Corporation	20	574
Kontoor Brands, Inc.	9	560
Koss Corporation (a)	1	2
Krispy Kreme, Inc.	15	224
Kura Sushi USA, Inc. (a) (b)	2	161
Lakeland Industries, Inc.	2	30
Lands' End, Inc. (a)	7	63
Landsea Homes Corporation (a)	6	81
Latham Group, Inc. (a)	23	61
Laureate Education, Inc. - Class A	28	381
La-Z-Boy Incorporated	8	294
Lazydays Holdings, Inc. (a) (b)	3	20
LCI Industries	5	588
Legacy Housing Corporation (a)	6	155
Leggett & Platt, Incorporated	22	576
Leslie's, Inc. (a)	28	191
Levi Strauss & Co. - Class A	11	177
LGI Homes, Inc. (a)	4	542
Life Time Group Holdings, Inc. (a)	19	283
Lifetime Brands, Inc.	5	35
Light & Wonder, Inc. (a)	10	841
Lincoln Educational Services Corporation (a)	7	75
Lindblad Expeditions, LLC (a)	1	14
Lithia Motors, Inc. - Class A	1	187
LL Flooring, Inc. (a)	7	26
M.D.C. Holdings, Inc.	13	725
M/I Homes, Inc. (a)	2	286
Macy's, Inc.	46	933
Malibu Boats, Inc. - Class A (a)	4	192
Marine Products Corporation	6	64
MarineMax, Inc. (a)	5	186
Marriott Vacations Worldwide Corporation	6	551
MasterCraft Boat Holdings, Inc. (a)	4	83
Mattel, Inc. (a)	33	628
Meritage Homes Corporation	2	408
Mister Car Wash, Inc. (a) (b)	2	17
Modine Manufacturing Company (a)	12	696
Mohawk Industries, Inc. (a)	7	680
Monarch Casino & Resort, Inc.	2	143
Monro, Inc.	6	189
Motorcar Parts of America, Inc. (a)	6	57

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Movado Group, Inc.	4	115
Murphy USA Inc.	3	1,160
Nathan's Famous, Inc.	1	68
National Vision Holdings, Inc. (a)	14	293
Newell Brands Inc.	53	456
Nishka, Inc. - Class A (a)	8	58
Noodles & Company - Class A (a)	11	33
Nordstrom, Inc. (b)	28	512
Norwegian Cruise Line Holdings Ltd. (a)	35	704
Ollie's Bargain Outlet Holdings, Inc. (a)	11	800
OneSpaWorld Holdings Limited (a)	18	256
Onewater Marine Inc. - Class A (a)	1	41
Oxford Industries, Inc.	3	276
Papa John's International, Inc.	6	478
Patrick Industries, Inc.	4	423
PENN Entertainment, Inc. (a) (b)	25	657
Perdoceo Education Corporation	15	257
Petco Health And Wellness Company, Inc. - Class A (a)	8	25
PetMed Express, Inc.	5	37
Planet Fitness, Inc. - Class A (a)	10	744
Playa Hotels & Resorts N.V. (a)	29	251
PlayAGS, Inc. (a)	10	88
Polaris Inc.	6	546
Portillo's Inc. - Class A (a)	10	161
Potbelly Corporation (a)	8	82
Purple Innovation, Inc. (a) (b)	26	27
PVH Corp.	12	1,411
Quantumscape Battery, Inc. - Class A (a)	19	131
Qurate Retail, Inc. - Series A (a)	56	49
RCI Hospitality Holdings, Inc.	2	121
Red Robin Gourmet Burgers, Inc. (a)	3	41
Red Rock Resorts, Inc. - Class A	8	442
Revolve Group Inc. - Class A (a)	7	108
RH (a)	3	888
Rocky Brands, Inc.	2	59
Rover Group, Inc. - Class A (a)	31	339
Sabre Corporation (a)	46	201
Sally Beauty Holdings, Inc. (a)	17	221
Seaworld Entertainment, Inc. (a)	10	541
Shake Shack, Inc. - Class A (a)	7	512
SharkNinja, Inc.	7	378
Shoe Carnival, Inc.	6	186
Signet Jewelers Limited	8	840
Six Flags Operations Inc. (a)	14	353
Skechers U.S.A., Inc. - Class A (a)	5	329
Skyline Champion Corporation (a)	10	727
Sleep Number Corporation (a)	5	71
Smith & Wesson Brands, Inc.	12	159
Soho House & Co Inc. - Class A (a) (b)	6	44
Solo Brands, Inc. - Class A (a)	15	93
Sonic Automotive, Inc. - Class A	4	247
Sonos, Inc. (a)	21	365
Sportsman's Warehouse Holdings, Inc. (a)	11	46
Standard Motor Products, Inc.	5	207
Steven Madden, Ltd.	13	564
Stitch Fix, Inc. - Class A (a)	25	88
Stoneridge, Inc. (a)	6	127
Strategic Education, Inc.	4	389
Strattec Security Corporation (a)	1	21
Stride, Inc. (a)	8	467
Superior Group of Companies, Inc.	3	47
Superior Industries International, Inc. (a)	7	21
Sweetgreen, Inc. - Class A (a)	19	214
Sypris Solutions, Inc. (a)	3	5
Tapestry, Inc.	22	802
Taylor Morrison Home II Corporation - Class A (a)	21	1,105
Tempur Sealy International, Inc.	14	710
Texas Roadhouse, Inc. - Class A	5	551
The Aaron's Company, Inc.	8	88
The Buckle, Inc.	9	408
The Cato Corporation - Class A	5	33
The Cheesecake Factory Incorporated	9	306
The Children's Place, Inc. (a)	3	81
The Container Store Group, Inc. (a)	13	29
The Gap, Inc.	67	1,402
The Goodyear Tire & Rubber Company (a)	50	711
The Lovesac Company (a)	4	94
The ODP Corporation (a)	7	400
The One Group Hospitality, Inc. (a)	8	47
The Steak N Shake Company - Class A (a)	—	7
The Steak N Shake Company - Class B (a)	1	102
The Wendy's Company	32	620
Thor Industries, Inc.	10	1,152
Thredup Inc. - Class A (a)	9	21
Tile Shop Holdings, Inc. (a)	11	83
Tilly's, Inc. - Class A (a)	4	32
Toll Brothers, Inc.	7	731
TopBuild Corp. (a)	3	1,125
Topgolf Callaway Brands Corp. (a)	34	483
Travel + Leisure Co.	13	514
TRI Pointe Homes Holdings, Inc. (a)	18	646
Under Armour, Inc. - Class A (a)	35	306
Under Armour, Inc. - Class C (a)	41	344
Unifi, Inc. (a)	4	29
Universal Electronics Inc. (a)	3	32
Universal Technical Institute, Inc. (a)	8	105
Upbound Group, Inc.	10	340
Urban Outfitters, Inc. (a)	17	610
V.F. Corporation	28	531
Valvoline, Inc. (a)	24	894
Vera Bradley, Inc. (a)	8	59
Victoria's Secret & Co. (a)	12	326
Vince Holding Corp. (a)	1	3
Vista Outdoor Inc. (a)	10	306
Visteon Corporation (a)	5	624
Vizio Holding Corp. - Class A (a)	13	102
VOXX International Corporation - Class A (a)	7	74
Warby Parker Inc. - Class A (a)	12	174
Weyco Group, Inc.	3	80
Whirlpool Corporation	5	670
Wingstop Inc.	5	1,306
Winmark Corporation	1	318
Winnebago Industries, Inc.	6	402
Wolverine World Wide, Inc.	15	133
Worthington Industries, Inc.	9	519
Wyndham Hotels & Resorts, Inc.	12	975
XPEL, Inc. (a)	4	208
Xponential Fitness Inc. - Class A (a)	3	34
YETI Holdings, Inc. (a)	15	764
Zumiez Inc. (a)	5	103
		92,810
Information Technology 11.8%
3D Systems Corporation (a)	16	104
8X8, Inc. (a)	30	114
908 Devices Inc. (a) (b)	5	62
A10 Networks, Inc.	18	237
ACI Worldwide, Inc. (a)	19	593
Adeia Inc.	20	253
Advanced Energy Industries, Inc.	7	729
Aehr Test Systems (a)	7	193
Agilysys, Inc. (a)	5	409
Airgain, Inc. (a)	2	8
Alarm.Com Holdings, Inc. (a)	9	568
Alkami Technology, Inc. (a)	8	189
Allegro Microsystems Inc. (a)	19	586
Alpha and Omega Semiconductor Limited (a)	7	175
Altair Engineering Inc. - Class A (a)	9	751
Ambarella Inc. (a)	7	420
American Software, Inc. - Class A	8	92
Amkor Technology, Inc.	40	1,321
Amplitude Inc. - Class A (a)	4	46
Amtech Systems, Inc. (a)	3	13
AppFolio, Inc. - Class A (a)	2	377
Applied Optoelectronics, Inc. (a)	5	98
Arlo Technologies, Inc. (a)	8	80
Arrow Electronics, Inc. (a)	7	880
AstroNova, Inc. (a)	1	8
Aurora Innovations Inc. - Class A (a)	170	742

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
AvePoint, Inc. - Class A (a)	20	164
Aviat Networks, Inc. (a)	3	110
Avnet, Inc.	16	818
Aware Inc. (a)	5	8
Axcelis Technologies, Inc. (a)	6	735
AXT, Inc. (a)	11	27
Backblaze Inc. - Class A (a)	3	21
Badger Meter, Inc.	5	819
Bel Fuse Inc. - Class B	3	186
Belden Inc.	7	546
Benchmark Electronics, Inc.	8	215
Bill Holdings, Inc. (a)	—	17
Blackbaud, Inc. (a)	9	809
Blackline, Inc. (a)	4	231
Box, Inc. - Class A (a)	22	566
Braze, Inc. - Class A (a)	3	140
Brightcove Inc. (a)	14	35
C3.ai, Inc. - Class A (a) (b)	1	25
Calix, Inc. (a)	12	509
Cambium Networks Corp. (a)	6	37
CCC Intelligent Solutions Holdings Inc. (a)	19	214
Cerence Inc. (a)	7	129
CEVA Inc. (a)	6	144
Ciena Corporation (a)	23	1,014
Cirrus Logic, Inc. (a)	10	800
Cleanspark Inc. (a) (b)	28	312
Clearfield, Inc. (a)	1	37
Climb Global Solutions, Inc.	1	64
Coda Octopus Group, Inc. (a)	1	7
Cognex Corporation	5	217
Cognyte Software Ltd (a)	3	21
Coherent Corp. (a)	24	1,023
Cohu, Inc. (a)	9	324
CommVault Systems, Inc. (a)	6	494
Comtech Telecommunications Corp.	8	65
Consensus Cloud Solutions, Inc. (a)	4	107
CoreCard Corporation (a)	1	20
Corsair Gaming, Inc. (a)	12	173
Couchbase, Inc. (a)	1	30
CPI Card Group Inc. (a)	2	42
Crane Nxt, Co.	8	479
Credo Technology Group Holding Ltd (a)	16	309
CS Disco, Inc. (a)	9	70
CTS Corporation	5	234
Daktronics, Inc. (a)	13	108
Diebold Nixdorf, Incorporated (a)	4	120
Digi International Inc. (a)	7	171
Digital Turbine USA, Inc. (a)	14	98
DigitalOcean Holdings, Inc. (a) (b)	11	395
Diodes Incorporated (a)	8	665
DoubleVerify Holdings, Inc. (a)	25	904
Dun & Bradstreet Holdings, Inc.	65	763
DXC Technology Company (a)	31	714
DZS, Inc. (a)	8	15
E2Open Parent Holdings, Inc. - Class A (a)	20	88
Eastman Kodak Company (a)	20	77
Ebix, Inc. (a)	6	6
Edgio, Inc. (a)	47	16
Egain Corporation (a)	9	75
Enfusion, Inc. - Class A (a)	9	85
EngageSmart, Inc. (a)	4	88
Envestnet, Inc. (a)	9	449
ePlus inc. (a)	5	391
Everbridge, Inc. (a)	9	211
EverCommerce Inc. (a)	5	59
Everspin Technologies, Inc. (a)	5	46
Extreme Networks, Inc. (a)	20	359
Fabrinet (a)	6	1,203
FARO Technologies, Inc. (a)	5	111
Fastly, Inc. - Class A (a)	24	428
Formfactor, Inc. (a)	13	529
Frequency Electronics, Inc.	1	13
Freshworks, Inc. - Class A (a)	29	687
Genasys Inc. (a)	7	15
Grid Dynamics Holdings, Inc. - Class A (a)	16	219
GSI Technology, Inc. (a)	3	9
Guidewire Software, Inc. (a)	10	1,051
Harmonic, Inc. (a)	17	222
HashiCorp, Inc. - Class A (a)	17	412
Ichor Holdings, Ltd. (a)	6	214
Identiv, Inc. (a)	6	47
Immersion Corporation	10	70
Indie Semiconductor, Inc. - Class A (a)	10	82
Infinera Corporation (a)	33	155
Informatica Inc. - Class A (a)	13	372
Information Services Group, Inc.	11	53
Insight Enterprises, Inc. (a)	6	1,094
Instructure Holdings, Inc. (a)	3	89
Intapp US, Inc. (a)	7	274
InterDigital, Inc.	5	543
inTEST Corporation (a)	3	35
Intevac, Inc. (a)	8	33
IONQ, Inc. (a) (b)	11	137
IPG Photonics Corporation (a)	7	773
Issuer Direct Corporation (a)	1	16
Iteris, Inc. (a)	10	53
Itron, Inc. (a)	8	616
JAMF Holding Corp. (a)	19	343
JFROG Ltd (a)	17	585
Kimball Electronics Group, LLC (a)	6	163
Knowles Corporation (a)	17	307
Kulicke and Soffa Industries, Inc.	9	512
KVH Industries, Inc. (a)	5	24
Kyndryl Holdings, Inc. (a)	38	789
Lantronix, Inc. (a)	11	62
Littelfuse, Inc.	3	844
LivePerson, Inc. (a)	10	40
LiveRamp Holdings, Inc. (a)	13	479
Lumentum Holdings Inc. (a)	10	508
Luna Innovations Incorporated (a)	9	57
MACOM Technology Solutions Holdings, Inc. (a)	12	1,147
Magnachip Semiconductor Corporation (a)	12	88
Matterport Operating, LLC - Class A (a)	65	175
MaxLinear, Inc. (a)	14	337
MeridianLink, Inc. (a)	4	94
Methode Electronics, Inc.	6	142
Mirion Technologies (US), Inc. - Class A (a)	34	347
Mitek Systems, Inc. (a)	11	145
MKS Instruments, Inc.	—	27
Model N, Inc. (a)	6	163
N-Able, Inc. (a)	23	299
Napco Security Technologies, Inc.	7	233
Navitas Semiconductor USA, Inc. (a)	17	136
nCino OpCo, Inc. (a)	13	439
NCR Voyix Corporation (a)	23	392
NETGEAR, Inc. (a)	7	109
NetScout Systems, Inc. (a)	13	291
Network-1 Technologies, Inc.	3	6
Nextnav Inc. (a)	4	16
Nlight, Inc. (a)	11	145
Novanta Inc. (a)	6	1,055
NVE Corporation	1	102
Olo Inc. - Class A (a)	27	155
ON24, Inc.	10	82
One Stop Systems, Inc. (a)	1	3
Onespan, Inc. (a)	11	115
Onto Innovation Inc. (a)	9	1,339
Osi Systems, Inc. (a)	3	404
PAR Technology Corporation (a) (b)	5	225
PC Connection, Inc.	5	340
PDF Solutions, Inc. (a)	8	271
Perficient, Inc. (a)	6	382
Photronics, Inc. (a)	12	365
Pixelworks, Inc. (a)	12	15
Plexus Corp. (a)	5	536
Power Integrations, Inc.	10	818
Powerfleet Inc. (a) (b)	8	28
Powerschool Holdings, Inc. - Class A (a)	30	706
Progress Software Corporation	7	372
Q2 Holdings, Inc. (a)	8	368

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Qualys, Inc. (a)	6	1,156
Rambus Inc. (a)	20	1,346
Red Violet, Inc. (a) (b)	3	62
Ribbon Communications Inc. (a)	41	118
Richardson Electronics, Ltd.	4	52
Rimini Street, Inc. (a)	17	55
Riot Platforms, Inc. (a)	28	434
Rogers Corporation (a)	3	351
Sanmina Corporation (a)	10	525
Sapiens International Corporation N.V.	10	282
ScanSource, Inc. (a)	6	236
Secureworks Corp. - Class A (a)	3	24
Semrush Holdings, Inc. - Class A (a) (b)	3	35
Semtech Corporation (a)	11	234
SentinelOne, Inc. - Class A (a)	33	906
Silicon Laboratories Inc. (a)	6	731
Sitime Corporation (a)	3	344
Skywater Technology, Inc. (a) (b)	6	54
SMART Global Holdings, Inc. (a)	9	171
SmartRent, Inc. - Class A (a)	45	143
Smith Micro Software, Inc. (a) (b)	10	8
SolarWinds Corporation (a)	26	319
Soundthinking, Inc. (a)	3	82
Sprinklr, Inc. - Class A (a)	20	242
SPS Commerce, Inc. (a)	6	1,185
Stratasys, Inc. (a)	11	158
Synaptics Incorporated (a)	7	756
Synchronoss Technologies, Inc. (a)	1	4
Telos Corporation (a)	17	62
Teradata Corporation (a)	17	747
The Hackett Group, Inc.	6	132
Thoughtworks Holding, Inc. (a)	5	25
TransAct Technologies Incorporated (a)	—	1
TTM Technologies, Inc. (a)	19	303
Tucows Inc. - Class A (a) (b)	1	22
Turtle Beach Corporation (a)	4	45
Ultra Clean Holdings, Inc. (a)	8	284
Unisys Corporation (a)	18	99
Universal Display Corporation	3	602
Upland Software, Inc. (a)	5	19
Varonis Systems, Inc. (a)	12	565
Veeco Instruments Inc. (a)	10	307
Verint Systems Inc. (a)	11	297
Vertex, Inc. - Class A (a)	9	245
Viant Technology Inc. - Class A (a)	3	18
Viavi Solutions Inc. (a)	39	391
Vishay Intertechnology, Inc.	23	547
Vishay Precision Group, Inc. (a)	3	105
Vontier Corporation	26	883
Wolfspeed, Inc. (a)	3	152
Xerox Holdings Corporation	28	521
Xperi Inc. (a)	9	94
Yext, Inc. (a)	22	132
		70,589
Health Care 11.2%
10X Genomics, Inc. - Class A (a)	12	648
2Seventy Bio, Inc. (a) (b)	3	12
4D Molecular Therapeutics, Inc. (a)	7	150
Aadi Bioscience, Inc. (a)	6	12
AbSci Corporation (a) (b)	16	66
AC Immune SA (a)	2	8
Acadia Healthcare Company, Inc. (a)	13	986
Accolade, Inc. (a)	17	205
Accuray Incorporated (a)	25	70
Aclaris Therapeutics, Inc. (a)	9	9
Actinium Pharmaceuticals, Inc. (a) (b)	5	24
Acumen Pharmaceuticals, Inc. (a)	2	7
AdaptHealth LLC - Class A (a)	7	54
Adaptive Biotechnologies Corporation (a)	30	148
Addus HomeCare Corporation (a)	3	283
Adicet Therapeutics, Inc. (a)	8	16
ADMA Biologics, Inc. (a)	49	219
Adverum Biotechnologies, Inc. (a)	14	10
Aerovate Therapeutics Inc. (a)	1	27
Affimed N.V. (a)	6	4
Agiliti, Inc. (a)	12	92
Agilon Health Management, Inc. (a)	10	126
Agios Pharmaceuticals, Inc. (a)	10	228
Ais Operating Co. Inc. (a)	6	124
Aldeyra Therapeutics, Inc. (a)	17	60
Alector, Inc. (a)	17	136
Alkermes Public Limited Company (a)	30	832
Allakos Inc. (a)	18	49
Allogene Therapeutics, Inc. (a)	32	102
Allovir, Inc. (a) (b)	11	7
Altimmune, Inc. (a) (b)	12	131
ALX Oncology Holdings Inc. (a)	1	15
Amedisys, Inc. (a)	6	579
American Well Corporation - Class A (a)	34	51
AMN Healthcare Services, Inc. (a)	7	540
Amneal Pharmaceuticals, Inc. - Class A (a)	44	264
Amphastar Pharmaceuticals, Inc. (a)	12	754
Anaptysbio, Inc. (a)	5	110
AngioDynamics, Inc. (a)	8	65
ANI Pharmaceuticals, Inc. (a)	5	270
Anika Therapeutics, Inc. (a)	4	85
Annexon, Inc. (a) (b)	10	44
Apollo Medical Holdings, Inc. (a)	9	352
Apyx Medical Corporation (a)	7	18
Aravas Inc. (a)	2	10
Arcturus Therapeutics Holdings Inc. (a)	7	213
Arcus Biosciences, Inc. (a)	13	245
Arcutis Biotherapeutics, Inc. (a)	14	46
Ardelyx, Inc. (a)	19	120
Arrowhead Pharmaceuticals Inc (a)	7	200
ARS Pharmaceuticals, Inc. (a) (b)	3	18
Artivion, Inc. (a)	11	196
Arvinas Operations, Inc. (a)	2	68
Asensus Surgical, Inc. (a)	5	2
Assertio Holdings, Inc. (a) (b)	5	6
Athira Pharma, Inc. (a)	6	14
AtriCure, Inc. (a)	8	282
Atrion Corporation	—	138
Atyr Pharma, Inc. (a)	2	2
Aura Biosciences, Inc. (a)	3	22
Avanos Medical, Inc. (a)	10	219
Avidity Biosciences, Inc. (a)	14	129
Avita Medical Pty Limited (a)	4	57
AxoGen, Inc. (a)	9	62
Axonics, Inc. (a)	8	467
Azenta, Inc. (a)	8	533
Beam Therapeutics Inc. (a) (b)	8	225
Beyond Air, Inc. (a) (b)	3	6
Bioatla, Inc. (a)	1	3
Biohaven Pharmaceutical Holding Company Ltd. (a)	—	4
BioLife Solutions, Inc. (a)	9	147
Biomea Fusion, Inc. (a) (b)	3	50
Bionano Genomics, Inc. (a)	6	11
biote Corp. - Class A (a)	2	8
Bioventus Inc. - Class A (a)	7	34
Black Diamond Therapeutics, Inc. (a)	11	31
Bluebird Bio, Inc. (a)	29	40
Brookdale Senior Living Inc. (a)	39	229
C4 Therapeutics, Inc. (a)	13	74
Cabaletta Bio, Inc. (a)	3	64
Cara Therapeutics, Inc. (a)	12	9
Caredx, Inc. (a)	14	162
Caribou Biosciences, Inc. (a)	23	129
CASI Pharmaceuticals, Inc. (a)	2	12
Castle Biosciences, Inc. (a)	7	154
Catalent, Inc. (a)	8	374
Catalyst Pharmaceuticals, Inc. (a)	17	290
Celcuity Inc. (a)	—	1
Celldex Therapeutics, Inc. (a)	4	163
Century Therapeutics, Inc. (a)	1	4
Certara, Inc. (a)	25	441
Champions Oncology, Inc. (a)	1	3
Chinook Therapeutics, Inc. (a) (d)	3	6
Codexis, Inc. (a)	10	29

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Cogent Biosciences, Inc. (a)	18	106
Collegium Pharmaceutical, Inc. (a)	7	225
Community Health Systems, Inc. (a)	30	93
Compass Therapeutics, Inc. (a)	5	8
Computer Programs and Systems, Inc. (a)	4	40
CONMED Corporation	5	574
Corcept Therapeutics Incorporated (a)	17	556
CorVel Corporation (a)	3	785
Corvus Pharmaceuticals, Inc. (a)	5	9
Crinetics Pharmaceuticals, Inc. (a)	12	416
CRISPR Therapeutics AG (a) (b)	13	842
Cross Country Healthcare, Inc. (a)	8	178
Cryoport, Inc. (a)	10	148
Cue Biopharma, Inc. (a)	10	27
Cullinan Oncology, LLC (a)	7	75
Cumberland Pharmaceuticals, Inc. (a)	3	5
Curis, Inc. (a)	1	12
CymaBay Therapeutics, Inc. (a)	22	517
Cytek Biosciences, Inc. (a)	5	43
CytoSorbents Corporation (a)	7	8
Day One Biopharmaceuticals, Inc. (a)	9	135
Deciphera Pharmaceuticals, Inc. (a)	12	192
Definitive Healthcare Corp. - Class A (a)	15	149
Denali Therapeutics Inc. (a)	7	160
Dentsply Sirona Inc.	22	768
Design Therapeutics, Inc. (a)	3	8
Dianthus Therapeutics, Inc. (a)	2	21
Doximity, Inc. - Class A (a)	19	524
Dynavax Technologies Corporation (a)	22	310
Dyne Therapeutics Inc. (a)	13	178
Eagle Pharmaceuticals, Inc. (a)	3	16
Edgewise Therapeutics, Inc. (a)	7	81
Editas Medicine, Inc. (a)	19	191
Elanco Animal Health Incorporated (a)	69	1,024
Electromed, Inc. (a)	1	9
Elicio Therapeutics, Inc. (a)	—	1
Embecta Corp.	11	217
Emergent BioSolutions Inc. (a) (b)	8	20
Enanta Pharmaceuticals, Inc. (a)	5	46
Encompass Health Corporation	10	683
Enhabit Inc. (a)	12	121
Enovis Corporation (a)	10	546
Envista Holdings Corporation (a)	19	456
Enzo Biochem, Inc. (a)	10	13
Erasca, Inc. (a)	5	11
Eton Pharmaceuticals, Inc. (a) (b)	1	4
Evolent Health, Inc. - Class A (a)	20	662
Exagen Inc. (a)	1	2
Exelixis, Inc. (a)	39	940
Eyepoint Pharmaceuticals, Inc. (a) (b)	2	42
Fate Therapeutics, Inc. (a)	12	47
Fonar Corporation (a)	1	23
Fulcrum Therapeutics, Inc. (a)	18	122
Fulgent Genetics, Inc. (a)	6	175
G1 Therapeutics, Inc. (a)	9	26
Generation Bio Co. (a)	10	16
Glaukos Corporation (a)	8	649
Globus Medical, Inc. - Class A (a)	12	646
GlycoMimetics, Inc. (a)	7	16
GoodRx Holdings, Inc. - Class A (a)	14	96
Graphite Bio, Inc. (a)	4	11
Gritstone Bio, Inc. (a)	13	27
Haemonetics Corporation (a)	8	690
Halozyme Therapeutics, Inc. (a)	16	607
Harmony Biosciences Holdings Inc. (a)	9	304
Harrow, Inc. (a) (b)	4	44
Harvard Bioscience, Inc. (a)	9	49
Health Catalyst, Inc. (a)	13	125
HealthEquity, Inc. (a)	14	922
Healthstream, Inc.	7	190
HilleVax, Inc. (a)	6	98
Hims & Hers Health, Inc. - Class A (a)	31	277
Horizon Orphan LLC (a)	7	171
Humacyte, Inc. (a)	6	17
iCAD, Inc. (a)	3	6
Icosavax, Inc. (a)	4	58
ICU Medical, Inc. (a)	2	171
IDEAYA Biosciences, Inc. (a)	9	321
IGM Biosciences, Inc. (a) (b)	3	23
Immunic, Inc. (a) (b)	1	1
ImmunoGen, Inc. (a)	12	360
ImmunoPrecise Antibodies Ltd. (a)	—	1
Immunovant, Inc. (a)	22	920
Inari Medical, Inc. (a)	9	562
InfuSystem Holdings, Inc. (a)	5	55
Innoviva, Inc. (a)	14	228
Inogen, Inc. (a)	6	31
Inozyme Pharma, Inc. (a)	2	10
Integer Holdings Corporation (a)	6	603
Integra LifeSciences Holdings Corporation (a)	15	633
Intellia Therapeutics, Inc. (a)	12	352
Iovance Biotherapeutics, Inc. (a)	46	373
Iradimed Corp.	3	141
Ironwood Pharmaceuticals, Inc. - Class A (a)	14	165
Iteos Therapeutics, Inc. (a)	7	82
KalVista Pharmaceuticals Inc. (a)	7	86
Keros Therapeutics, Inc. (a)	3	122
Kiniksa Pharmaceuticals Ltd. - Class A (a)	7	118
Kinnate Biopharma Inc. (a)	1	2
Kodiak Sciences Inc. (a)	11	32
Krystal Biotech, Inc. (a)	4	552
Kura Oncology, Inc. (a)	17	248
Kymera Therapeutics, Inc. (a)	9	237
Lantheus Holdings, Inc. (a)	11	657
Larimar Therapeutics, Inc. (a)	8	35
Leap Therapeutics, Inc. (a)	3	11
LeMaitre Vascular, Inc.	4	217
Lensar, Inc. (a)	1	4
Lifestance Health Group, Inc. (a)	3	22
Ligand Pharmaceuticals Incorporated (a)	3	219
Lineage Cell Therapeutics, Inc. (a)	4	5
LivaNova PLC (a)	10	496
Lyell Immunopharma Inc. (a)	2	4
Lyra Therapeutics, Inc. (a)	8	42
MacroGenics, Inc. (a)	15	147
Maravai LifeSciences Holdings, Inc. - Class A (a)	23	147
Marinus Pharmaceuticals, Inc. (a) (b)	5	59
Masimo Corporation (a)	2	199
MaxCyte, Inc. (a)	22	102
MediciNova, Inc. (a)	3	5
Medpace Holdings, Inc. (a)	1	322
MeiraGTx Holdings plc (a)	12	84
Merit Medical Systems, Inc. (a)	10	780
Merrimack Pharmaceuticals, Inc. (a)	2	30
Mersana Therapeutics, Inc. (a)	5	13
Mesa Laboratories, Inc.	1	117
Milestone Pharmaceuticals Inc. (a) (b)	2	3
MiMedx Group, Inc. (a)	11	93
Mirati Therapeutics, Inc. (a)	8	451
ModivCare Inc. (a)	3	143
Monte Rosa Therapeutics, Inc. (a)	3	15
Morphic Holding, Inc. (a)	6	168
Mural Oncology Public Limited Company (a)	3	18
Myriad Genetics, Inc. (a)	15	289
National HealthCare Corporation	3	287
National Research Corporation	4	159
Nektar Therapeutics (a)	34	19
Neogenomics, Inc. (a)	21	342
Neuronetics, Inc. (a)	7	20
Nevro Corp. (a)	3	67
Nextcure, Inc. (a)	6	7
NGM Biopharmaceuticals, Inc. (a)	12	10
Nkarta, Inc. (a) (b)	2	12
Nurix Therapeutics, Inc. (a)	11	108
Nuvalent, Inc. - Class A (a)	3	251
Olema Pharmaceuticals Inc. (a)	12	174
OmniAb, Inc. (a) (d)	1	—
OmniAb, Inc. (a) (d)	1	—
OmniAb, Inc. (a)	25	151
Omnicell, Inc. (a)	7	280

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
OPKO Health, Inc. (a) (b)	97	146
OptimizeRX Corporation (a)	4	56
Option Care Health, Inc. (a)	29	983
Orasure Technologies, Inc. (a)	20	163
Organogenesis Holdings Inc. - Class A (a)	19	80
Organon & Co.	28	399
Orthofix Medical Inc. (a)	8	112
Orthopediatrics Corp. (a)	5	167
Outset Medical, Inc. (a)	8	41
Owens & Minor, Inc. (a)	14	264
Pacific Biosciences of California, Inc. (a)	26	252
Pacira Pharmaceuticals, Inc. (a)	7	230
Paragon 28, Inc. (a)	1	14
Patterson Companies, Inc.	17	477
PDL BioPharma, Inc. (a) (d)	14	23
Pediatrix Medical Group, Inc. (a)	17	154
Perrigo Company Public Limited Company	23	755
Personalis, Inc. (a)	5	11
PetIQ, Inc. - Class A (a)	8	160
Phibro Animal Health Corporation - Class A	5	59
Phreesia, Inc. (a)	5	114
Pliant Therapeutics, Inc. (a)	1	16
PMV Pharmaceuticals, Inc. (a)	10	31
Poseida Therapeutics, Inc. (a)	26	88
Pphm, Inc. (a)	11	74
Praxis Precision Medicines, Inc. (a)	2	39
Precigen, Inc. (a) (b)	6	8
Prelude Therapeutics Incorporated (a)	3	13
Premier Healthcare Solutions, Inc. - Class A	20	457
Prestige Consumer Healthcare Inc. (a)	9	546
Privia Health Group Inc. (a)	13	295
Progyny, Inc. (a)	15	552
ProPhase Labs, Inc. (a) (b)	3	13
Protagonist Therapeutics, Inc. (a)	15	346
Prothena Corporation Public Limited Company (a)	9	310
Pulmonx Corporation (a)	9	112
Puma Biotechnology, Inc. (a)	12	51
Pyxis Oncology, Inc. (a)	4	7
Quanterix Corporation (a)	8	219
Quidelortho Corporation (a)	10	737
R1 RCM Holdco Inc. (a)	24	258
RadNet, Inc. (a)	14	480
Rallybio Corporation (a)	2	4
Recursion Pharmaceuticals, Inc. - Class A (a) (b)	8	79
Regenxbio Inc. (a)	10	173
Relay Therapeutics, Inc. (a)	16	176
Relmada Therapeutics, Inc. (a) (b)	5	22
Reneo Pharmaceuticals, Inc. (a)	—	—
Renovaro Biosciences Inc. (a)	8	25
Repare Therapeutics Inc. (a) (b)	4	28
Replimune Group, Inc. (a)	11	93
Revolution Medicines, Inc. (a)	9	256
Rhythm Pharmaceuticals, Inc. (a)	4	169
Rocket Pharmaceuticals, Inc. (a)	11	334
RxSight, Inc. (a)	3	101
Sage Therapeutics Inc. (a)	10	223
Sanara Medtech Inc. (a)	—	17
Sangamo Therapeutics, Inc. (a)	53	29
Scholar Rock Holding Corporation (a)	5	90
Schrodinger, Inc. (a)	7	253
scPharmaceuticals Inc. (a) (b)	2	14
Seer, Inc. - Class A (a)	6	12
Select Medical Holdings Corporation	22	518
Semler Scientific, Inc. (a)	2	90
Sensus Healthcare, Inc. (a)	2	6
Sgry, LLC (a)	23	736
SI-BONE, Inc. (a)	9	180
SIGA Technologies, Inc.	20	115
Sight Sciences, Inc. (a)	4	20
Silk Road Medical, Inc. (a)	—	5
Simulations Plus, Inc.	4	201
SomaLogic, Inc. - Class A (a)	44	112
Sotera Health LLC (a)	42	710
Spero Therapeutics, Inc. (a)	10	15
Springworks Therapeutics, Inc. (a)	11	390
STAAR Surgical Company (a)	7	206
Stereotaxis, Inc. (a)	14	25
Stoke Therapeutics, Inc. (a) (b)	9	47
Supernus Pharmaceuticals, Inc. (a)	10	280
Surmodics, Inc. (a)	4	128
Sutro Biopharma, Inc. (a)	12	50
Tactile Systems Technology, Inc. (a)	6	84
Tandem Diabetes Care, Inc. (a)	4	133
Taro Pharmaceutical Industries Ltd (a)	4	180
Tarsus Pharmaceuticals, Inc. (a)	7	149
Teladoc Health, Inc. (a)	30	647
Tenet Healthcare Corporation (a)	16	1,223
Terns Pharmaceuticals, Inc. (a) (b)	4	23
The Ensign Group, Inc.	10	1,103
The Joint Corp (a)	4	37
The Pennant Group, Inc. (a)	8	111
Theravance Biopharma, Inc. (a) (b)	3	28
Theseus Pharmaceuticals, Inc. (a)	1	5
Treace Medical Concepts, Inc. (a)	7	89
Twist Bioscience Corporation (a)	9	341
U. S. Physical Therapy, Inc.	3	237
UFP Technologies, Inc. (a)	2	325
Utah Medical Products, Inc.	1	81
Vanda Pharmaceuticals Inc. (a)	14	58
Varex Imaging Corporation (a)	9	186
Ventyx Biosciences, Inc. (a)	—	1
Vera Therapeutics, Inc. - Class A (a)	1	21
Veracyte, Inc. (a)	13	348
Veradigm Inc. (a)	21	216
Verastem, Inc. (a)	3	28
Vericel Corporation (a)	7	263
Verrica Pharmaceuticals Inc. (a) (b)	4	26
Viking Therapeutics, Inc. (a)	2	36
VIR Biotechnology, Inc. (a)	14	141
VistaGen Therapeutics, Inc. (a)	3	18
Voyager Therapeutics, Inc. (a)	11	89
X4 Pharmaceuticals Inc. (a)	5	4
Xbiotech Inc (a) (b)	6	24
Xencor, Inc. (a)	10	222
Xenon Pharmaceuticals Inc. (a)	2	111
Y-mAbs Therapeutics, Inc. (a)	7	45
Zentalis Pharmaceuticals, Inc. (a)	2	23
ZimVie Inc. (a)	6	113
Zymeworks Inc. (a)	9	94
		66,673
Energy 6.4%
Adams Resources & Energy, Inc.	1	21
Alto Ingredients, Inc. (a)	20	52
Amplify Energy Corp. (a)	9	56
Antero Midstream Corporation	84	1,053
Antero Resources Corporation (a)	44	1,002
Archrock, Inc.	27	414
Ardmore Shipping Services (Ireland) Limited	10	135
Berry Corporation (Bry)	20	138
Bristow Holdings U.S. Inc. (a)	6	183
Cactus, Inc. - Class A	10	471
California Resources Corporation	12	646
Callon Petroleum Company (a)	11	361
Centrus Energy Corp. - Class A (a)	3	185
ChampionX Corporation	32	946
Chord Energy Corporation	6	1,017
Civitas Resources, Inc.	14	950
Clean Energy Fuels Corp. (a)	48	183
CNX Resources Corporation (a)	31	612
Comstock Resources, Inc.	47	412
CONSOL Energy Inc.	6	598
Core Laboratories LP	10	177
Crescent Energy Company - Class A	13	173
CVR Energy, Inc.	14	433
Delek US Holdings, Inc.	10	269
DHT Holdings, Inc.	31	303
DMC Global Inc. (a)	5	101
Dorian LPG Ltd.	10	437
Dril-Quip, Inc. (a)	8	180

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
DT Midstream, Inc.	17	913
enCore Energy Corp. (a)	31	122
Enlink Midstream, LLC	76	928
Epsilon Energy Ltd.	5	25
Equitrans Midstream Corporation	69	701
Evolution Petroleum Corporation	9	50
Excelerate Energy, Inc. - Class A	3	47
Expro Group Holdings N.V. (a)	16	261
Forum Energy Technologies, Inc. (a)	2	49
FutureFuel Corp.	10	64
Geospace Technologies Corporation (a)	3	45
Gevo, Inc. (a)	5	6
Green Plains Inc. (a)	11	272
Gulf Island Fabrication, Inc. (a)	2	7
Gulfport Energy Operating Corporation (a)	3	368
Hallador Energy Company (a)	8	69
Helix Energy Solutions Group, Inc. (a)	30	308
Helmerich & Payne, Inc.	19	673
Independence Contract Drilling, Inc. (a)	—	1
International Seaways, Inc.	9	411
Kinetik Holdings Inc. - Class A	8	267
KLX Energy Services Holdings, Inc. (a)	1	10
Kosmos Energy Ltd. (a)	76	508
Liberty Energy Inc. - Class A	31	556
Lightbridge Corporation (a)	—	—
Magnolia Oil & Gas Corporation - Class A	31	664
Mammoth Energy Services, Inc. (a)	11	50
Matador Resources Company	18	1,004
Murphy Oil Corporation	23	976
Nabors Industries Ltd. (a)	2	178
NACCO Industries, Inc. - Class A	2	64
National Energy Services Reunited Corporation (a) (d)	15	90
Natural Gas Services Group, Inc. (a)	2	37
New Fortress Energy Inc. - Class A (b)	12	461
Newpark Resources, Inc. (a)	20	132
Nine Energy Service, Inc. (a) (b)	11	29
Nordic American Tankers Limited	48	202
Northern Oil and Gas Incorporated	7	245
NOV Inc.	18	356
Oceaneering International, Inc. (a)	18	390
Oil States International, Inc. (a)	16	105
Opal Fuels Inc. - Class A (a)	2	10
Overseas Shipholding Group, Inc. - Class A	21	112
Par Pacific Holdings, Inc. (a)	10	378
Patterson-UTI Energy, Inc.	70	760
PBF Energy Inc. - Class A	21	912
Peabody Energy Corporation	24	587
PEDEVCO Corp. (a)	7	5
Permian Resources Corporation - Class A	61	833
Phx Minerals Inc. - Class A	10	31
Primeenergy Resources Corporation (a)	—	47
Propetro Holding Corp. (a)	25	207
Range Resources Corporation	16	487
Ranger Energy Services, Inc. - Class A	6	58
REX American Resources Corporation (a)	4	183
Riley Exploration - Permian, LLC	1	23
Ring Energy Inc. (a) (b)	18	27
RPC, Inc.	34	249
SandRidge Energy, Inc.	8	115
Scorpio Tankers Inc.	9	572
SEACOR Marine Holdings Inc. (a)	7	92
Seadrill Limited (a)	10	471
Select Energy Services, Inc. - Class A	24	180
SFL Corporation Ltd.	25	280
SilverBow Resources, Inc. (a)	5	160
SM Energy Company	21	812
Smart Sand, Inc. (a)	10	19
Solaris Oilfield Infrastructure, Inc. - Class A	8	66
Southwestern Energy Company (a)	159	1,040
STR Sub Inc. - Class A	8	179
Talos Energy Inc. (a)	19	267
TechnipFMC PLC	51	1,032
Teekay Shipping (Canada) Ltd. (a)	24	171
Teekay Tankers Ltd. - Class A	5	271
TETRA Technologies, Inc. (a)	32	146
Tidewater Inc. (a)	10	690
Transocean Ltd. (a) (c)	131	834
U.S. Silica Holdings, Inc. (a)	17	196
Valaris Limited (a)	11	786
Vital Energy, Inc. (a)	5	207
Vitesse Energy, Inc.	6	124
W&T Offshore, Inc.	33	107
Weatherford International Public Limited Company (a)	11	1,121
World Kinect Corporation	11	260
		38,259
Materials 5.8%
Advanced Emissions Solutions, Inc. (a)	3	10
AdvanSix Inc.	6	173
Alcoa Corporation	21	697
Alpha Metallurgical Resources, Inc.	2	839
American Vanguard Corporation	6	67
Ampco-Pittsburgh Corporation (a)	3	7
Arch Resources, Inc. - Class A	3	516
Ardagh Metal Packaging S.A.	21	80
Ascent Industries Co. (a)	2	17
Ashland Inc.	9	764
Aspen Aerogels, Inc. (a)	10	152
ATI Inc. (a)	22	1,014
Avient Corporation	16	662
Axalta Coating Systems Ltd. (a)	22	763
Balchem Corporation	6	845
Berry Global Group, Inc.	—	30
Bioceres Crop Solutions Corp. (a)	2	23
Cabot Corporation	10	818
Caledonia Mining Corporation PLC	3	33
Carpenter Technology Corporation	9	612
Century Aluminum Company (a)	21	253
Clearwater Paper Corporation (a)	3	123
Coeur Mining, Inc. (a)	64	209
Commercial Metals Company	21	1,038
Compass Minerals International, Inc.	7	175
Core Molding Technologies, Inc. (a)	—	4
Dakota Gold Corp. (a)	3	8
Eagle Materials Inc.	6	1,244
Ecovyst Inc. (a)	20	197
Element Solutions Inc.	43	991
Ferroglobe PLC (a)	37	243
Fortitude Gold Corporation	2	14
Friedman Industries, Incorporated	2	23
Gatos Silver, Inc. (a)	12	81
Glatfelter Corporation (a)	11	21
Graphic Packaging Holding Company	31	767
Greif, Inc. - Class A	4	293
Greif, Inc. - Class B	3	181
H.B. Fuller Company	10	793
Hawkins, Inc.	5	344
Haynes International, Inc.	3	169
Hecla Mining Company	112	541
Huntsman Corporation	28	708
Ingevity Corporation (a)	6	283
Innospec Inc.	4	508
Intrepid Potash, Inc. (a)	3	82
Kaiser Aluminum Corporation	2	171
Knife River Corporation (a)	6	430
Koppers Holdings Inc.	5	244
Kronos Worldwide, Inc.	11	110
Livent Corporation (a) (b)	28	500
Louisiana-Pacific Corporation (W VA)	12	831
LSB Industries, Inc. (a)	18	167
Materion Corporation	4	456
MATIV Holdings, Inc.	12	184
Mercer International Inc.	16	147
Minera Andes Inc. (a)	—	3
Minerals Technologies Inc.	6	412
MP Materials Corp. - Class A (a) (b)	20	405
Myers Industries, Inc.	8	158
NewMarket Corporation	2	889
Nexa Resources S.A.	7	51

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
O-I Glass, Inc. (a)	28	452
Olin Corporation	14	759
Olympic Steel, Inc.	3	184
Orion Engineered Carbons Finance & Co. S.C.A.	12	320
Perimeter Solutions (a)	7	31
Piedmont Lithium Inc. (a)	2	67
Quaker Chemical Corporation	3	589
Ramaco Resources, Inc. - Class A	9	147
Ramaco Resources, Inc. - Class B	2	23
Ranpak Holdings Corp - Class A (a)	20	116
Rayonier Advanced Materials Inc. (a)	17	70
Reynolds Group Holdings Limited	17	232
Royal Gold, Inc.	1	69
Ryerson Holding Corporation	7	251
Schnitzer Steel Industries, Inc. - Class A	6	185
Sealed Air Corporation	17	630
Sensient Technologies Corporation	7	491
Silgan Holdings Inc.	19	838
Smith-Midland Corporation (a)	1	47
Sonoco Products Company	16	919
Standard Lithium Ltd. (a)	6	12
Stepan Company	4	393
Summit Materials, Inc. - Class A (a)	21	810
SunCoke Energy, Inc.	18	197
Sylvamo Corporation	7	321
The Chemours Company	25	773
TimkenSteel Corporation (a)	9	211
Tredegar Corporation	8	44
TriMas Corporation	8	201
Trinseo Public Limited Company	5	40
Tronox Holdings PLC	27	379
United States Lime & Minerals, Inc.	1	340
United States Steel Corporation	26	1,248
Universal Stainless & Alloy Products, Inc. (a)	2	37
Warrior Met Coal, Inc.	9	568
Worthington Steel, Inc.	9	253
		34,820
Consumer Staples 4.0%
Alico, Inc.	2	56
B&G Foods, Inc.	10	102
Bellring Intermediate Holdings, Inc. (a)	26	1,441
Calavo Growers, Inc.	5	134
Cal-Maine Foods, Inc.	8	433
Central Garden & Pet Company (a)	2	99
Central Garden & Pet Company - Class A (a)	7	323
Coca-Cola Consolidated, Inc.	1	1,342
Darling Ingredients Inc. (a)	5	244
Del Monte Fresh Produce Company	8	217
e.l.f. Beauty, Inc. (a)	9	1,344
Edgewell Personal Care Colombia S A S	9	338
Energizer Holdings, Inc.	1	22
Farmer Bros. Co. (a)	4	13
Flowers Foods, Inc.	35	798
Freshpet, Inc. (a)	8	689
Grocery Outlet Holding Corp. (a)	16	434
Hain Celestial Group, Inc., The (a)	19	210
Herbalife Nutrition Ltd. (a)	16	244
Ingles Markets, Incorporated - Class A	3	235
Ingredion Incorporated	8	888
Inter Parfums, Inc.	5	780
J&J Snack Foods Corp.	3	532
John B. Sanfilippo & Son, Inc.	2	198
Lancaster Colony Corporation	5	789
LifeVantage Corporation	2	11
Lifeway Foods, Inc. (a)	3	35
Limoneira Company	5	102
Mama's Creations, Inc. (a)	8	39
Medifast, Inc.	2	133
MGPI Processing, Inc.	4	360
Mission Produce, Inc. (a)	13	132
National Beverage Corp. (a)	11	532
Natural Alternatives International, Inc. (a)	1	6
Natural Grocers By Vitamin Cottage, Inc.	7	104
Natural Health Trends Corp.	1	5
Nature's Sunshine Products, Inc. (a)	5	82
Nu Skin Enterprises, Inc. - Class A	9	176
Oil-Dri Corporation of America	1	90
Olaplex Holdings, Inc. (a)	6	15
Pilgrim's Pride Corporation (a)	20	541
Post Holdings, Inc. (a)	10	917
PriceSmart, Inc.	6	438
Reynolds Consumer Products Inc.	25	664
Rocky Mountain Chocolate Factory, Inc. (a)	2	7
Seaboard Corporation	—	550
Seneca Foods Corporation - Class A (a)	1	70
Sovos Brands, Inc. (a)	9	193
Spartannash Company	8	179
Spectrum Brands Holdings, Inc.	7	550
Sprouts Farmers Market, Inc. (a)	17	825
The Andersons, Inc.	7	382
The Beauty Health Company - Class A (a) (b)	14	44
The Boston Beer Company, Inc. - Class A (a)	2	645
The Chefs' Warehouse, Inc. (a)	8	221
The Duckhorn Portfolio Inc. (a)	21	209
The Honest Company, Inc. (a) (b)	31	101
The Simply Good Foods Company (a)	17	654
The Vita Coco Company, Inc. (a)	5	136
Tootsie Roll Industries, Inc.	7	239
Treehouse Foods, Inc. (a)	10	415
Turning Point Brands, Inc.	4	99
United Natural Foods, Inc. (a)	13	206
United-Guardian, Inc.	—	1
Universal Corporation	4	293
USANA Health Sciences, Inc. (a)	4	219
UTZ Brands, Inc. - Class A	14	220
Vector Group Ltd.	27	305
Village Super Market, Inc. - Class A	3	70
Vital Farms, Inc. (a)	9	141
WD-40 Company	2	536
Weis Markets, Inc.	5	309
Whole Earth Brands, Inc. - Class A (a)	11	38
ZEVIA PBC - Class A (a)	6	11
		24,155
Communication Services 2.9%
Advantage Solutions, Inc. - Class A (a)	31	113
Altice USA, Inc. - Class A (a)	42	136
AMC Networks, Inc. - Class A (a)	8	145
Angi Inc. - Class A (a)	20	49
Anterix Inc. (a)	4	148
Atlanta Braves Holdings, Inc. - Series A (a)	2	77
Atlanta Braves Holdings, Inc. - Series C (a)	7	277
ATN International, Inc.	4	166
Bandwidth Inc. - Class A (a)	6	80
Boston Omaha Corporation - Class A (a)	7	110
Bumble Inc. - Class A (a)	25	369
Cable One, Inc.	1	410
Cardlytics, Inc. (a)	10	94
CarGurus, Inc. - Class A (a)	17	410
Cars.com Inc. (a)	13	256
Cinemark Holdings, Inc. (a)	16	224
Cineverse Corp. - Class A (a)	2	2
Clear Channel Outdoor Holdings, Inc. (a)	17	30
CM Wind Down Topco LLC - Class A (a)	4	19
Cogent Communications Holdings, Inc.	8	614
Comscore, Inc. (a)	1	20
Consolidated Communications Holdings, Inc. (a)	31	133
Daily Journal Corporation (a)	—	125
DHI Group, Inc. (a)	12	31
Dish Network Corporation - Class A (a)	2	13
Dolphin Entertainment, LLC (a)	2	4
EchoStar Corporation - Class A (a)	7	111
Emerald Holding, Inc. (a)	3	18
Entravision Communications Corporation - Class A	19	80
Eventbrite, Inc. - Class A (a)	20	165
EverQuote, Inc. - Class A (a)	7	90
FG Group Holdings Inc. (a)	2	4
Frontier Communications Parent, Inc. (a)	34	872
fuboTV Inc. (a)	18	59

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Gaia, Inc. - Class A (a)	3	9
Gambling.Com Group Limited (a)	9	90
Gannett Co., Inc. (a)	41	95
Gray Television, Inc.	21	185
Harte Hanks, Inc. (a)	1	8
IDT Corporation - Class B (a)	6	198
iHeartMedia, Inc. - Class A (a)	4	11
IMAX Corporation (a)	12	175
Integral Ad Science Holding Corp. (a)	18	252
Intelsat Inflight LLC (a)	19	195
Iridium Communications Inc.	14	590
John Wiley & Sons, Inc. - Class A	9	283
Kartoon Studios, Inc. (a) (b)	3	5
Lee Enterprises, Incorporated (a)	1	9
Liberty Latin America Ltd. - Class A (a)	9	64
Liberty Latin America Ltd. - Class C (a)	30	220
Lions Gate Entertainment Corp. - Class A (a)	16	178
Lions Gate Entertainment Corp. - Class B (a)	24	244
Liveone, Inc. (a) (b)	3	4
Magnite, Inc. (a)	25	236
Marchex, Inc. - Class B (a)	—	—
Nexstar Media Group, Inc. - Class A	6	956
Nextdoor Holdings, Inc. - Class A (a)	8	16
Ooma, Inc. (a)	6	65
PlayStudios, Inc. - Class A (a)	5	14
Playtika Holding Corp. (a)	25	215
Podcastone, Inc. (a)	—	—
PubMatic, Inc. - Class A (a)	10	155
QuinStreet, Inc. (a)	13	163
Reading International, Inc. - Class A (a)	2	5
Saga Communications, Inc. - Class A	—	6
Scholastic Corporation	6	229
Shenandoah Telecommunications Company	10	211
Shutterstock, Inc.	6	279
Sinclair, Inc. - Class A	10	126
Skillz Inc. - Class A (a) (b)	4	26
Sphere Entertainment Co. (a) (e)	5	164
Sphere Entertainment Co. - Class A (a) (b)	5	181
Sphere Entertainment Co. - Class A (a)	3	610
Spok Holdings, Inc.	1	16
Stagwell, Inc. - Class A (a)	17	111
TechTarget, Inc. (a)	6	216
TEGNA Inc.	36	545
Telephone and Data Systems, Inc.	21	391
The E.W. Scripps Company - Class A (a)	20	156
The Marcus Corporation	6	90
The New York Times Company - Class A	16	808
Thryv Holdings, Inc. (a)	8	161
Townsquare Media, Inc. - Class A	3	34
Travelzoo (a)	3	32
TripAdvisor, Inc. (a)	24	507
Truecar, Inc. (a)	28	97
United States Cellular Corporation (a)	9	392
Urban One, Inc. - Class A (a)	2	8
Urban One, Inc. - Class D (a)	7	25
Vimeo, Inc. (a)	37	144
Vivid Seats Inc. - Class A (a)	12	79
WideOpenWest, Inc. (a)	13	52
Yelp Inc. (a)	12	566
Zedge, Inc. - Class B (a)	1	3
Ziff Davis, Inc. (a)	8	564
Ziprecruiter, Inc. - Class A (a)	7	103
ZoomInfo Technologies Inc. - Class A (a)	27	493
		17,519
Utilities 2.5%
ALLETE, Inc.	10	611
Altus Power, Inc. - Class A (a)	11	75
American States Water Company	6	474
Artesian Resources Corporation - Class A	2	95
Avista Corporation	12	440
Black Hills Corporation	11	585
California Water Service Group	9	464
Chesapeake Utilities Corporation	3	333
Clearway Energy, Inc. - Class A	6	154
Clearway Energy, Inc. - Class C	13	368
Consolidated Water Co. Ltd.	3	111
Genie Energy Ltd. - Class B	6	176
Global Water Resources, Inc.	1	11
Hawaiian Electric Industries, Inc.	16	225
IDACORP, Inc.	9	858
MGE Energy, Inc.	6	433
Middlesex Water Company	3	194
Montauk Renewables, Inc. (a)	25	223
National Fuel Gas Company	14	705
New Jersey Resources Corporation	17	776
Northwest Natural Holding Company	6	224
NorthWestern Corporation	10	485
OGE Energy Corp.	14	494
One Gas, Inc.	8	532
Ormat Technologies, Inc.	10	793
Otter Tail Corporation	6	551
PNM Resources, Inc.	15	635
Portland General Electric Company	15	671
Pure Cycle Corporation (a)	6	61
RGC Resources, Inc.	2	38
SJW Group	5	352
Southwest Gas Holdings, Inc.	11	712
Spire Inc.	8	508
Sunnova Energy International Inc. (a)	21	320
The York Water Company	3	117
UGI Corporation	32	784
Unitil Corporation	4	198
Via Renewables, Inc. - Class A (a)	1	5
		14,791
Real Estate 0.9%
Compass, Inc. - Class A (a)	46	172
Cushman & Wakefield PLC (a)	37	400
DigitalBridge Group, Inc. - Class A	24	428
Douglas Elliman Inc.	22	65
Dwight A. Walker Real Estate, Inc. - Class A	4	52
eXp World Holdings, Inc. (b)	16	245
Five Point Holdings, LLC - Class A (a)	16	50
Florida Rock Properties, Inc. (a)	2	140
Forestar Group Inc. (a)	13	417
Howard Hughes Holdings Inc. (a)	9	780
Kennedy-Wilson Holdings, Inc.	24	293
Marcus & Millichap Company	7	320
Maui Land & Pineapple Company, Inc. (a)	4	64
Newmark Group, Inc. - Class A	28	307
Open Doors Technology Inc. - Class A (a)	65	292
Rafael Holdings, Inc. - Class B (a)	4	8
Realogy Holdings Corp. (a)	21	167
Stratus Properties Inc. (a)	2	57
Tejon Ranch Co. (a)	7	112
The Rmr Group Inc. - Class A	4	113
The St. Joe Company	11	642
		5,124
Total Common Stocks (cost $558,984)		595,597
RIGHTS 0.0%
Achillion Pharmaceuticals, Inc. (a) (d)	11	3
Albireo Pharma, Inc. (a) (d)	5	28
Chinook Therapeutics, Inc. (a) (d)	11	3
Jounce Therapeutics, Inc. (a) (b) (d)	6	—
Opiant Pharmaceuticals, Inc. (a) (d)	1	—
Resolute Forest Products Inc. (a) (d)	16	4
Spectrum Pharmaceuticals, Inc. (a) (d)	30	—
Xeris Pharmaceuticals, Inc. (a) (d)	14	4
Total Rights (cost $0)		42
PREFERRED STOCKS 0.0%
Industrials 0.0%
WESCO International, Inc. - Series A, 10.63%, (25, 06/22/25) (e)	1	36
Consumer Discretionary 0.0%
Qurate Retail, Inc., 8.00%, 03/15/31 (b)	—	6
Total Preferred Stocks (cost $60)		42

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 3.0%
Investment Companies 2.6%
JNL Government Money Market Fund - Class I, 5.22% (f) (g)	15,284	15,284
Securities Lending Collateral 0.4%
JNL Government Money Market Fund - Class SL, 5.32% (f) (g)	2,391	2,391
Total Short Term Investments (cost $17,675)		17,675
Total Investments 102.6% (cost $576,719)		613,356
Other Assets and Liabilities, Net (2.6)%		(15,580)
Total Net Assets 100.0%		597,776

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/DFA U.S. Small Cap Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	2,167	102,319	89,202	90	—	—	15,284	2.6
JNL Government Money Market Fund, 5.32% - Class SL	—	21,453	19,062	57	—	—	2,391	0.4
JNL Securities Lending Collateral Fund - Institutional Class	1,739	8,639	10,378	30	—	—	—	—
	3,906	132,411	118,642	177	—	—	17,675	3.0

JNL/DFA U.S. Small Cap Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Bridgewater Bancshares, Inc.	09/16/19	118	104	—
Transocean Ltd.	03/02/21	570	834	0.2
		688	938	0.2

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DFA U.S. Small Cap Fund
Assets - Securities
Common Stocks	595,478	—	119	595,597
Rights	—	—	42	42
Preferred Stocks	42	—	—	42
Short Term Investments	17,675	—	—	17,675
	613,195	—	161	613,356

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/DoubleLine Core Fixed Income Fund
GOVERNMENT AND AGENCY OBLIGATIONS 46.2%
U.S. Treasury Bond 15.3%
Treasury, United States Department of
3.88%, 02/15/43 - 05/15/43	1,440	1,378
4.75%, 11/15/43 (a)	132,440	142,518
4.13%, 08/15/53	730	741
4.75%, 11/15/53	281,060	316,588
		461,225
Mortgage-Backed Securities 15.0%
Federal Home Loan Mortgage Corporation
5.94%, (1 Year Treasury + 2.36%), 07/01/27 (b)	—	—
3.00%, 08/01/46 - 07/01/47	37,790	34,243
3.50%, 10/01/47	9,543	8,913
4.00%, 10/01/48	1,943	1,869
2.00%, 11/01/50	19,619	16,383
5.00%, 06/01/53 - 07/01/53	26,862	26,857
Federal National Mortgage Association, Inc.
4.50%, 03/01/24 - 07/01/42	2,022	2,020
4.00%, 04/01/24 - 06/01/49	18,645	17,963
5.50%, 05/01/25 - 08/01/53	27,875	28,225
2.14%, 10/01/29	19,300	17,125
2.28%, 11/01/29	10,700	9,493
2.37%, 12/01/29	12,200	10,864
2.46%, 04/01/32	11,428	9,831
4.97%, (1 Year USD LIBOR + 1.45%), 01/01/35 (b)	110	111
5.50%, (1 Year Treasury + 2.24%), 01/01/36 (b)	1,347	1,363
5.00%, 12/01/38 - 05/01/53	23,334	23,225
6.13%, (12 Month Treasury Average + 1.20%), 06/01/43 (b)	40	40
3.00%, 04/01/47	4,315	3,907
2.50%, 10/01/50 - 05/01/52	38,675	33,331
2.00%, 11/01/50 - 02/01/51	30,248	25,076
3.50%, 11/01/50 - 03/01/52	20,345	18,836
2.50%, 08/01/51 - 04/01/52 (c)	57,873	49,908
4.50%, 10/01/52 (c)	21,649	21,007
6.00%, 05/01/53 - 10/01/53	27,207	27,809
Government National Mortgage Association
3.88%, (1 Year Treasury + 1.50%), 05/20/26 - 05/20/30 (b)	4	4
3.62%, (1 Year Treasury + 1.50%), 02/20/27 - 02/20/32 (b)	13	13
4.00%, (1 Year Treasury + 1.50%), 04/20/30 (b)	1	1
5.00%, 02/15/38 - 07/15/39	3,236	3,275
3.50%, 09/15/42 - 07/20/51	20,799	19,529
3.00%, 11/15/44 - 04/20/52	30,032	27,063
2.50%, 10/20/51 - 11/20/51	18,445	16,004
		454,288
U.S. Treasury Note 8.0%
Treasury, United States Department of
4.13%, 01/31/25 - 07/31/28	2,770	2,786
4.63%, 06/30/25 - 09/30/30	13,230	13,524
4.75%, 07/31/25	650	653
4.88%, 11/30/25	4,110	4,153
4.38%, 08/15/26 - 11/30/30	5,330	5,450
3.88%, 11/30/27 - 12/31/27	1,350	1,348
4.00%, 02/29/28 - 07/31/30	1,900	1,910
3.75%, 12/31/28 - 06/30/30	143,180	142,586
3.38%, 05/15/33	540	519
4.50%, 11/15/33	67,070	70,528
		243,457
Collateralized Mortgage Obligations 6.2%
Connecticut Avenue Securities Trust 2022-R04
Series 2022-1M2-R04, REMIC, 8.44%, (SOFR 30-Day Average + 3.10%), 03/25/42 (b)	6,000	6,174
Federal Home Loan Mortgage Corporation
Series LZ-2764, REMIC, 4.50%, 03/15/34	1,169	1,155
Series BF-3284, REMIC, 5.75%, (SOFR 30-Day Average + 0.41%), 03/15/37 (b)	1,989	1,950
Series QD-4076, REMIC, 2.50%, 11/15/41	289	280
Series ZL-3979, REMIC, 3.50%, 01/15/42	1,468	1,368
Series 2022-M1B-DNA3, REMIC, 8.24%, (SOFR 30-Day Average + 2.90%), 04/25/42 (b)	10,000	10,267
Series Z-4966, REMIC, 2.50%, 04/25/50	16,802	13,389
Series BZ-5000, REMIC, 2.00%, 08/25/50	16,060	10,352
Series FK-5092, REMIC, 4.00%, (SOFR 30-Day Average + 0.70%), 03/25/51 (b)	3,909	3,030
Series PE-5183, REMIC, 2.00%, 11/25/51	12,720	11,010
Series YZ-5200, REMIC, 2.50%, 02/25/52	10,416	6,712
Series 2019-M55D-4, REMIC, 4.00%, 02/25/59	4,751	4,360
Federal National Mortgage Association, Inc.
Series 2006-3A2-5, REMIC, 5.26%, 05/25/35 (b)	7	7
Series 2020-2M2-R02, REMIC, 7.45%, (SOFR 30-Day Average + 2.11%), 01/25/40 (b)	2,475	2,500
Series 2013-TE-73, REMIC, 3.00%, 07/25/43	6,953	5,984
Series 2017-AY-46, REMIC, 3.50%, 06/25/47	4,427	4,188
Series 2018-A-33, REMIC, 3.00%, 05/25/48	4,220	3,769
Series 2021-LA-88, REMIC, 2.50%, 03/25/50	17,746	15,419
Series 2022-AZ-40, REMIC, 2.00%, 08/25/50	20,609	13,404
Interest Only, Series 2021-NS-48, REMIC, 0.00%, (3.65% - (SOFR 30-Day Average * 1)), 08/25/51 (b)	11,674	432
Series 2021-CZ-85, REMIC, 2.50%, 12/25/51	5,231	3,043
Series 2022-ZG-17, REMIC, 2.50%, 01/25/52	6,148	3,611
Series 2022-Z-28, REMIC, 2.50%, 02/25/52	12,484	9,005
GNMA Remic Trust 2019-052
Series 2019-FA-56, REMIC, 5.82%, (1 Month Term SOFR + 0.46%), 05/20/49 (b)	7,779	7,496
Government National Mortgage Association
Series 2010-FN-85, REMIC, 6.03%, (1 Month Term SOFR + 0.67%), 07/20/40 (b)	2,980	2,929
Series 2019-JP-44, REMIC, 3.00%, 08/20/47	6,899	6,089
Series 2022-JC-159, REMIC, 4.00%, 09/20/48	6,151	5,974
Series 2019-CB-71, REMIC, 2.50%, 03/20/49	5,690	5,011
Series 2019-FH-112, REMIC, 5.87%, (1 Month Term SOFR + 0.51%), 09/20/49 (b)	13,872	13,431
Series 2022-LA-188, REMIC, 5.00%, 04/20/50	9,094	9,076
Interest Only, Series 2020-IO-188, REMIC, 2.00%, 12/20/50	9,669	1,018
Interest Only, Series 2021-IU-159, REMIC, 3.00%, 09/20/51	11,067	1,774
Series 2022-HZ-34, REMIC, 2.50%, 02/20/52	6,124	3,643
		187,850
Sovereign 1.5%
Assembleia da Republica
1.95%, 06/15/29, EUR (d)	110	119
0.48%, 10/18/30, EUR (d)	800	773
Bundesrepublik Deutschland
0.00%, 08/15/30, EUR (e)	640	624
0.00%, 02/15/31, EUR (d) (e)	750	723
1.70%, 08/15/32, EUR	1,150	1,242
1.00%, 05/15/38, EUR	800	749
Cabinet Office, Government of Japan
0.10%, 12/20/26 - 12/20/27, JPY	393,800	2,796
1.90%, 03/20/31, JPY	133,000	1,044
0.50%, 03/20/38, JPY	94,500	624
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
6.15%, 08/12/32, PEN	2,300	608
Commonwealth of Australia
2.75%, 04/21/24, AUD	320	217
1.00%, 12/21/30, AUD (d)	610	345
1.50%, 06/21/31, AUD	1,670	966
Departamento Administrativo De La Presidencia De La Republica
3.25%, 04/22/32	200	160
5.00%, 06/15/45	600	465
4.13%, 05/15/51	2,900	1,937
Estado Espanol
0.60%, 10/31/29, EUR	1,000	984
0.50%, 04/30/30, EUR (d)	1,170	1,130
Gobierno Federal de los Estados Unidos Mexicanos
5.00%, 03/06/25, MXN	6,300	351

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
3.75%, 01/11/28	6,550	6,314
2.66%, 05/24/31	200	169
7.75%, 05/29/31, MXN	6,900	379
7.50%, 05/26/33, MXN	18,700	998
4.40%, 02/12/52	500	396
6.34%, 05/04/53	2,800	2,852
Gouvernement De France
0.50%, 05/25/29, EUR (d)	300	302
1.50%, 05/25/31, EUR (d)	400	417
2.00%, 11/25/32, EUR (d)	970	1,030
3.00%, 05/25/33, EUR (d)	850	975
Government of Canada
1.50%, 06/01/31, CAD	1,200	810
Government of the Republic of Panama
4.30%, 04/29/53	900	605
4.50%, 04/01/56	500	336
3.87%, 07/23/60	2,000	1,200
Ireland, Government of
1.00%, 05/15/26, EUR (d)	710	760
1.10%, 05/15/29, EUR (d)	300	312
New Zealand Parliament
1.50%, 05/15/31, NZD	1,840	961
Presidencia de la Republica de Chile
3.10%, 01/22/61	2,300	1,541
Romania, Government of
3.70%, 11/25/24, RON	6,970	1,514
Sandor-Palota
4.75%, 11/24/32, HUF	255,000	677
Saudi Arabia, Kingdom of
3.45%, 02/02/61 (d)	1,500	1,054
Service Public Federal Chancellerie Du Premier Ministre
1.00%, 06/22/26, EUR (d)	840	897
0.90%, 06/22/29, EUR (d)	830	851
South Africa, Parliament of
4.30%, 10/12/28	850	795
8.00%, 01/31/30, ZAR	10,580	532
8.88%, 02/28/35, ZAR	15,000	692
The Philippines, Government of
2.95%, 05/05/45	200	150
Urzad Rady Ministrow
1.75%, 04/25/32, PLN	3,300	652
		44,028
Consumer Discretionary 0.1%
Federal National Mortgage Association, Inc.
REMIC, 0.00%, 04/25/48	5,736	4,253
Municipal 0.1%
California, State of
7.55%, 04/01/39	1,570	1,982
Asset-Backed Securities 0.0%
U.S. Small Business Administration
5.52%, 06/01/24	3	3
Total Government And Agency Obligations (cost $1,407,727)		1,397,086
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 23.6%
AASET 2021-2 Trust
Series 2021-B-2A, 3.54%, 12/15/28 (f)	1,221	1,005
ABFC 2006-HE1 Trust
Series 2006-A2B-HE1, REMIC, 5.69%, (1 Month Term SOFR + 0.22%), 01/25/37 (b) (f)	2,714	1,437
ABFC 2007-WMC1 Trust
Series 2007-A1A-WMC1, REMIC, 6.72%, (1 Month Term SOFR + 1.36%), 06/25/37 (b) (f)	2,507	1,628
ACHV ABS TRUST 2023-3PL
Series 2023-B-3PL, 7.17%, 08/19/30	5,050	5,054
AIMCO CLO 10 Ltd
Series 2019-DR-10A, 8.57%, (3 Month Term SOFR + 3.16%), 07/22/32 (b)	2,000	1,958
AIMCO CLO Series 2018-A
Series 2018-B-AA, 7.06%, (3 Month Term SOFR + 1.66%), 04/17/31 (b)	2,500	2,471
Series 2018-D-AA, 8.21%, (3 Month Term SOFR + 2.81%), 04/17/31 (b)	1,000	986
Aligned Data Centers Issuer, LLC
Series 2023-A2-1A, 6.00%, 08/15/28	5,250	5,158
Alternative Loan Trust
Series 2006-A5-19CB, REMIC, 6.00%, 08/25/36	3,290	1,907
Alternative Loan Trust 2004-24CB
Series 2005-1A7-6CB, REMIC, 5.50%, 04/25/35	3,436	2,957
Alternative Loan Trust 2005-43
Series 2005-A3-32T1, REMIC, 6.25%, (1 Month Term SOFR + 1.11%), 08/25/35 (b)	4,784	2,552
Series 2005-1A2-27, REMIC, 6.41%, (12 Month Treasury Average + 1.40%), 08/25/35 (b)	183	168
Alternative Loan Trust 2005-45
Series 2005-1A1-59, REMIC, 6.13%, (1 Month Term SOFR + 0.77%), 11/20/35 (b) (f)	2,990	2,711
Series 2005-2A1-J12, REMIC, 6.01%, (1 Month Term SOFR + 0.65%), 11/25/35 (b) (f)	5,984	3,077
Series 2005-1A10-64CB, REMIC, 5.75%, 12/25/35	2,752	2,429
Alternative Loan Trust 2006-25CB
Series 2006-A4-25CB, REMIC, 6.00%, 10/25/36	3,457	1,925
Alternative Loan Trust 2006-9T1
Series 2006-2A4-6CB, REMIC, 5.75%, 05/25/36	5,200	2,010
Alternative Loan Trust 2006-HY11
Series 2006-A1-HY11, REMIC, 5.71%, (1 Month Term SOFR + 0.35%), 06/25/36 (b) (f)	4,975	4,398
Alternative Loan Trust 2006-OA12
Series 2006-A1B-OA12, REMIC, 5.85%, (1 Month Term SOFR + 0.30%), 09/20/46 (b) (f)	815	833
Alternative Loan Trust 2006-OA17
Series 2006-1A1A-OA17, REMIC, 5.61%, (1 Month Term SOFR + 0.31%), 12/20/46 (b) (f)	3,243	2,836
Alternative Loan Trust 2006-OA21
Series 2006-A1-OA21, REMIC, 5.85%, (1 Month Term SOFR + 0.30%), 03/20/47 (b) (f)	2,217	1,855
Alternative Loan Trust 2006-OC3
Series 2006-2A3-OC3, REMIC, 6.05%, (1 Month Term SOFR + 0.69%), 03/25/36 (b) (f)	5,637	4,596
Alternative Loan Trust 2007-16CB
Series 2007-1A4-16CB, REMIC, 6.00%, 08/25/37	3,208	2,423
Alternative Loan Trust 2007-9T1
Series 2007-2A3-9T1, REMIC, 6.00%, 05/25/37	5,988	2,843
Alternative Loan Trust 2007-Oa7
Series 2007-A1A-OA7, REMIC, 5.83%, (1 Month Term SOFR + 0.47%), 05/25/47 (b) (f)	140	123
AMSR 2020-SFR5 Trust
Series 2020-E1-SFR5, REMIC, 2.68%, 11/19/25	8,000	7,419
Series 2020-E2-SFR5, REMIC, 2.93%, 11/19/25	10,000	9,284
AMSR Trust
Series 2021-E1-SFR2, REMIC, 2.48%, 08/19/26	3,000	2,659
Series 2021-E2-SFR2, REMIC, 2.58%, 08/19/26	2,500	2,206
Series 2021-F1-SFR2, REMIC, 3.28%, 08/19/26	3,000	2,637
Series 2021-F2-SFR2, REMIC, 3.67%, 08/19/26	2,000	1,766
Apidos CLO XII
Series 2013-DR-12A, 8.26%, (3 Month Term SOFR + 2.86%), 04/15/31 (b)	1,000	982
Argent Securities Inc.
Series 2006-A2C-W2, REMIC, 6.05%, (1 Month Term SOFR + 0.69%), 03/25/36 (b) (f)	10,880	5,962
Argent Securities Trust 2006-M1
Series 2006-A2C-M1, REMIC, 5.77%, (1 Month Term SOFR + 0.41%), 07/25/36 (b) (f)	13,450	3,332
Atrium XIII
Series D-13A, 8.37%, (3 Month Term SOFR + 2.96%), 11/21/30 (b)	1,000	994
Babson CLO Ltd 2016-I
Series 2016-DR-1A, 8.72%, (3 Month Term SOFR + 3.31%), 07/23/30 (b)	1,000	990

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Babson CLO LTD 2018-3A
Series 2018-D-3A, 8.58%, (3 Month Term SOFR + 3.16%), 07/20/29 (b)	500	500
Bain Capital Credit CLO 2023-3, Limited
Series 2023-C-3A, 8.62%, (3 Month Term SOFR + 3.25%), 07/24/36 (b)	1,000	1,003
Bain Capital Credit CLO 2023-4 Ltd
Series 2023-D-4A, 10.39%, (3 Month Term SOFR + 5.00%), 10/21/36 (b)	500	505
BAMLL Commercial Mortgage Securities Trust 2016-ISQR
Series 2016-C-ISQ, REMIC, 3.61%, 08/14/26 (b)	3,125	1,635
Banc of America Funding Corp
Series 2005-4A1-A, REMIC, 4.44%, 02/20/35 (b)	232	216
Bank 2018-BNK14
Series 2018-A3-BN14, REMIC, 3.97%, 07/17/28	2,591	2,461
Bank 2019-BNK23
Series 2019-A3-BN23, REMIC, 2.92%, 11/16/29	2,331	2,062
Bank 2020-BNK26
Series 2020-A3-BN26, REMIC, 2.16%, 01/17/30	2,000	1,729
Bank 2021-BNK37
Series 2021-C-BN37, REMIC, 3.11%, 11/18/31 (b)	2,121	1,455
Bank 2021-BNK38
Series 2021-A5-BN38, REMIC, 2.52%, 12/15/31	3,800	3,172
Bank 2022-BNK39
Series 2022-E-BNK39, REMIC, 2.50%, 01/16/32	900	467
Series 2022-AS-BNK39, REMIC, 3.18%, 01/16/32	3,601	2,905
Bank of America Corporation
Series 2005-A1-D, REMIC, 4.77%, 05/25/35 (b)	2,299	2,154
Barings CLO Ltd 2018-I
Series 2018-C-1A, 8.26%, (3 Month Term SOFR + 2.86%), 04/15/31 (b)	1,000	958
Barings CLO Ltd 2019-II
Series 2019-CR-2A, 9.06%, (3 Month Term SOFR + 3.66%), 04/15/36 (b)	500	495
Barings CLO Ltd 2020-I
Series 2020-DR-1A, 8.86%, (3 Month Term SOFR + 3.46%), 10/15/36 (b)	1,000	981
BBCMS 2018-TALL Mortgage Trust
Series 2018-F-TALL, REMIC, 8.79%, (1 Month Term SOFR + 3.43%), 03/16/37 (b) (f)	4,330	2,253
BBCMS Mortgage Trust 2019-C3
Series 2019-C-C3, REMIC, 4.18%, 05/17/29	4,250	3,457
BBCMS Mortgage Trust 2020-C8
Series 2020-A5-C8, REMIC, 2.04%, 10/18/30	1,275	1,057
BBCMS Mortgage Trust 2021-C12
Series 2021-A5-C12, REMIC, 2.69%, 11/18/31	3,157	2,656
BBCMS Mortgage Trust 2021-C9
Series 2021-A5-C9, REMIC, 2.30%, 02/18/31	2,916	2,461
BBCMS Mortgage Trust 2022-C17
Series 2022-A5-C17, REMIC, 4.44%, 08/17/32	3,037	2,897
BB-UBS Trust 2012-Show
Interest Only, Series 2012-XB-SHOW, REMIC, 0.14%, 11/07/36 (b)	6,436	7
Interest Only, Series 2012-XA-SHOW, REMIC, 0.60%, 11/07/36 (b)	11,689	43
BCAP LLC 2010-RR11-II Trust
Series 2010-5A3-RR11, REMIC, 4.50%, 03/27/47 (b)	4,455	3,676
BCAP LLC 2011-RR4-II Trust
Series 2011-8A1-RR4, REMIC, 5.25%, 02/26/36	467	191
BCAP LLC 2012-RR1 Trust
Series 2012-6A6-RR1, REMIC, 4.38%, 12/27/46 (b)	1	73
BCAP LLC Trust 2007-AA2
Series 2007-11A-AA2, REMIC, 5.85%, (1 Month Term SOFR + 0.49%), 05/25/47 (b) (f)	1,366	1,345
BCAP LLC Trust 2011-RR5
Series 2011-12A1-RR5, REMIC, 4.53%, 03/26/37 (b)	55	52
Series 2011-9A1-RR5, REMIC, 5.25%, 05/25/37	2,984	1,514
Bear Stearns ALT-A Trust 2006-3
Series 2005-23A1-4, REMIC, 4.49%, 05/25/35 (b)	87	82
Series 2005-26A1-7, REMIC, 4.45%, 09/25/35 (b)	5,037	2,052
Series 2005-22A1-7, REMIC, 4.73%, 09/25/35 (b)	67	41
Bear Stearns ARM Trust 2004-1
Series 2000-A1-2, REMIC, 4.81%, 11/25/30 (b)	—	—
Series 2002-1A2-11, REMIC, 3.25%, 02/25/33 (b)	1	—
Series 2002-1A1-11, REMIC, 6.34%, 02/25/33 (b)	—	—
Series 2003-6A1-1, REMIC, 5.31%, 04/25/33 (b)	2	2
Series 2003-4A1-8, REMIC, 5.82%, 01/25/34 (b)	32	29
Series 2004-2A1-8, REMIC, 4.70%, 11/25/34 (b)	146	136
Bear Stearns Structured Products Inc. Trust 2007-R6
Series 2007-1A1-R6, REMIC, 4.81%, 01/26/36 (b)	155	111
Series 2007-2A1-R6, REMIC, 3.99%, 12/26/46 (b)	128	94
Benchmark 2018-B2 Mortgage Trust
Series 2018-C-B2, REMIC, 4.29%, 02/17/28 (b)	1,997	1,585
Benchmark 2019-B13 Mortgage Trust
Series 2019-A3-B13, REMIC, 2.70%, 08/17/29	1,000	903
Benchmark 2020-B19 Mortgage Trust
Series 2020-A2-B19, REMIC, 1.69%, 09/17/25	2,245	2,061
Series 2020-C-B19, REMIC, 3.21%, 09/17/30	4,109	2,614
Benchmark 2021-B30 Mortgage Trust
Series 2021-A5-B30, REMIC, 2.58%, 11/18/31	1,654	1,388
Benchmark 2021-B31 Mortgage Trust
Series 2021-A5-B31, REMIC, 2.67%, 12/17/31	1,450	1,224
Benchmark 2022-B32 Mortgage Trust
Series 2022-AS-B32, REMIC, 3.41%, 01/16/32 (b)	2,886	2,301
Benchmark 2023-B38 Mortgage Trust
Series 2023-A4-B38, REMIC, 5.52%, 02/17/33	1,650	1,703
Benchmark 2023-B40 Mortgage Trust
Series 2023-A1-B40, REMIC, 5.94%, 10/17/28	1,627	1,681
Bravo Residential Funding Trust 2023-NQM5
Series 2023-A1-NQM5, REMIC, 6.51%, 06/25/63 (f)	9,920	9,995
Campbellsville Independent School District
Series 2018-DR-27A, 9.47%, (3 Month Term SOFR + 4.09%), 01/25/35 (b)	2,500	2,449
Canyon Capital CLO 2014-1 Ltd
Series 2014-CR-1A, 8.40%, (3 Month Term SOFR + 3.01%), 01/30/31 (b) (g)	1,134	1,084
Canyon Capital CLO 2016-1 Ltd
Series 2016-DR-1A, 8.46%, (3 Month Term SOFR + 3.06%), 07/15/31 (b)	1,000	992
Canyon Capital CLO 2019-2 Ltd
Series 2019-DR-2A, 8.96%, (3 Month Term SOFR + 3.56%), 10/16/34 (b)	1,000	976
Canyon Capital CLO 2021-2 Ltd
Series 2021-D-1A, 8.76%, (3 Month Term SOFR + 3.36%), 04/17/34 (b)	1,000	981
Canyon CLO 2021-3, Ltd.
Series 2021-D-3A, 8.71%, (3 Month Term SOFR + 3.31%), 07/17/34 (b)	1,000	970
Canyon CLO 2021-4 Ltd
Series 2021-E-4A, 11.96%, (3 Month Term SOFR + 6.56%), 10/16/34 (b)	1,000	946
CARLYLE US CLO 2019-4 LTD
Series 2019-A2R-4A, 7.14%, (3 Month Term SOFR + 1.75%), 04/15/35 (b)	1,000	984
Castlelake Aircraft Structured Trust 2021-1
Series 2021-A-1A, 3.47%, 01/15/28 (f)	3,486	3,228
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Cathedral Lake VIII, Ltd.
Series 2021-C-8A, 8.30%, (3 Month Term SOFR + 2.88%), 01/22/35 (b)	1,000	995
Series 2021-D1-8A, 9.10%, (3 Month Term SOFR + 3.68%), 01/22/35 (b)	1,000	984
C-BASS 2007-CB1 Trust
Series 2007-AF2-CB1, REMIC, 3.20%, 01/25/37 (b) (f)	2,600	778
CF 2019-CF1 Mortgage Trust
Series 2019-65C-CF1, REMIC, 4.12%, 04/17/24	2,737	1,595
CFCRE 2016-C6 Mortgage Trust
Series 2016-A2-C6, REMIC, 2.95%, 08/12/26	2,918	2,764
Chase Mortgage Finance Trust
Series 2005-1A1-A1, REMIC, 4.77%, 12/25/35 (b)	84	79
ChaseFlex Trust Series 2007-3
Series 2007-1A1-3, REMIC, 5.00%, 07/25/37	354	165
CIFC Funding 2018-III Ltd
Series 2018-D-3A, 8.51%, (3 Month Term SOFR + 3.11%), 07/18/31 (b)	500	495
CIFC Funding 2019-III Ltd
Series 2019-CR-3A, 8.71%, (3 Month Term SOFR + 3.31%), 10/16/34 (b)	500	500
Citicorp Mortgage Securities Trust, Series 2007-2
Series 2007-1A3-2, REMIC, 6.00%, 02/25/37	633	575
Citigroup Commercial Mortgage Trust 2016-GC36
Series 2016-D-GC36, REMIC, 2.85%, 01/10/26	2,223	854
Series 2016-B-GC36, REMIC, 4.75%, 01/12/26 (b)	2,892	2,321
Citigroup Commercial Mortgage Trust 2017-C4
Series 2017-B-C4, REMIC, 4.10%, 10/14/27 (b)	2,000	1,801
Citigroup Commercial Mortgage Trust 2018-B2
Series 2018-A3-B2, REMIC, 3.74%, 01/12/28	2,863	2,723
Citigroup Commercial Mortgage Trust 2019-GC41
Series 2019-B-GC41, REMIC, 3.20%, 08/10/29	1,762	1,458
Citigroup Commercial Mortgage Trust 2020-555
Series 2020-F-555, REMIC, 3.50%, 12/12/29 (b)	2,584	1,871
Series 2020-G-555, REMIC, 3.50%, 12/12/29 (b)	2,584	1,737
Citigroup Commercial Mortgage Trust 2022-GC48
Series 2022-A5-GC48, REMIC, 4.58%, 05/17/32 (b)	3,000	2,922
Citigroup Mortgage Loan Trust 2007-FS1
Series 2007-1A1-FS1, REMIC, 4.25%, 10/25/37 (b) (f)	1,742	1,653
Citigroup Mortgage Loan Trust 2018-RP1
Series 2018-M3-RP1, REMIC, 3.00%, 09/25/64 (b)	1,500	1,229
Citigroup Mortgage Loan Trust 2021-JL1
Series 2021-A-JL1, REMIC, 2.75%, 02/25/62 (b)	732	670
Citigroup Mortgage Loan Trust Inc.
Series 2005-A2A-11, REMIC, 7.78%, (1 Year Treasury + 2.40%), 10/25/35 (b)	8	8
Series 2005-1A3A-8, REMIC, 4.79%, 11/25/35 (b)	1,172	1,136
Citigroup Mortgage Loan Trust Series 2007 AHL3
Series 2007-A3A-AHL3, REMIC, 5.59%, (1 Month Term SOFR + 0.17%), 07/25/45 (b) (f)	229	161
COLT 2020-RPL1 Trust
Series 2020-1-RPL, REMIC, 2.88%, 01/25/65	4,257	3,037
COMM 2014-LC17 Mortgage Trust
Series 2014-AM-LC17, REMIC, 4.19%, 09/10/24 (b)	2,200	2,122
COMM 2015-CCRE22 Mortgage Trust
Interest Only, Series 2015-XA-CR22, REMIC, 0.81%, 03/12/48 (b)	90,608	574
COMM 2015-DC1 Mortgage Trust
Series 2015-C-DC1, REMIC, 4.30%, 01/10/25 (b)	200	161
COMM 2017-PANW Mortgage Trust
Series 2017-E-PANW, REMIC, 3.81%, 10/11/24 (b)	5,717	4,953
Cook Park CLO, Ltd.
Series 2018-D-1A, 8.26%, (3 Month Term SOFR + 2.86%), 04/17/30 (b)	2,000	1,929
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-A-P1A, REMIC, 6.05%, 03/25/32 (b)	12	11
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-B-C6, REMIC, 3.92%, 04/17/26 (b)	1,097	971
Series 2016-C-C6, REMIC, 4.92%, 04/17/26 (b)	389	334
Series 2016-D-C6, REMIC, 4.92%, 05/15/26 (b)	4,254	2,896
CSAIL 2017-CX10 Commercial Mortgage Trust
Series 2017-C-CX10, REMIC, 4.17%, 11/17/27 (b)	2,360	1,738
CSAIL 2019-C16 Commercial Mortgage Trust
Series 2019-B-C16, REMIC, 3.88%, 06/15/29	2,673	2,237
CSMC 2021-B33
Series 2021-B-B33, REMIC, 3.64%, 10/10/31 (b)	3,495	2,632
Series 2021-C-B33, REMIC, 3.64%, 10/10/31 (b)	1,175	852
CSMC 2022-RPL4 Trust
Series 2022-A1-RPL4, REMIC, 3.90%, 04/25/62 (b)	7,943	7,466
CSMC Mortgage-Backed Trust 2006-6
Series 2006-1A4-6, REMIC, 6.00%, 07/25/36	1,284	621
CSMC Series 2010-18R
Series 2010-4A4-18R, REMIC, 3.50%, 04/27/38 (b)	206	193
CSMC Trust 2017-CALI
Series 2017-F-CALI, REMIC, 3.78%, 11/12/24 (b)	5,200	1,040
CWABS, Inc.
Series 2004-M1-3, REMIC, 6.22%, (1 Month Term SOFR + 0.86%), 06/25/34 (b) (f)	24	24
Series 2005-3A2A-HYB9, REMIC, 7.76%, (12 Month Term SOFR + 2.47%), 02/20/36 (b)	11	10
CWMBS, Inc.
Series 2004-A14-19, REMIC, 5.50%, 10/25/34	1,101	1,063
Series 2004-A2-HYB6, REMIC, 5.28%, 11/21/34 (b)	244	230
Series 2004-A3-22, REMIC, 4.76%, 11/25/34 (b)	90	82
Series 2004-1A1-HYB9, REMIC, 5.00%, 02/20/35 (b)	21	20
Series 2005-1A13-26, REMIC, 5.50%, 11/25/35	3,145	1,934
Series 2005-A1-29, REMIC, 5.75%, 12/25/35	904	457
CyrusOne Data Centers Issuer I LLC
Series 2023-B-1A, 5.45%, 04/20/28	1,944	1,729
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA1
Series 2007-A1-OA1, REMIC, 5.62%, (1 Month Term SOFR + 0.26%), 02/25/47 (b)	2,539	1,416
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RAMP1
Series 2006-A6-AR6, REMIC, 5.85%, (1 Month Term SOFR + 0.49%), 02/25/37 (b) (f)	5,345	4,380
Dryden 40 Senior Loan Fund
Series 2015-DR-40A, 8.74%, (3 Month Term SOFR + 3.36%), 08/15/31 (b) (g)	1,000	975
Dryden 43 Senior Loan Fund LLC
Series 2016-DR3-43A, REMIC, 8.93%, (3 Month Term SOFR + 3.51%), 04/20/34 (b)	1,000	977
Dryden 57 CLO Ltd
Series 2018-D-57A, 8.19%, (3 Month Term SOFR + 2.81%), 05/15/31 (b)	1,000	956
Dryden 60 CLO, Ltd.
Series 2018-D-60A, 8.66%, (3 Month Term SOFR + 3.26%), 07/15/31 (b)	2,000	1,949
Dryden 78 CLO Ltd
Series 2020-B-78A, 7.16%, (3 Month Term SOFR + 1.76%), 04/17/33 (b)	1,000	986
Eaton Vance CLO 2013-1 Ltd
Series 2013-A23R-1A, 7.21%, (3 Month Term SOFR + 1.81%), 01/15/34 (b)	1,000	988
Elevation CLO 2021-14 Ltd
Series 2021-C-14A, 7.98%, (3 Month Term SOFR + 2.56%), 10/20/34 (b)	500	494

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Empower CLO 2023-2 Ltd
Series 2023-B-2A, 7.93%, (3 Month Term SOFR + 2.75%), 07/15/36 (b)	500	503
Series 2023-C-2A, 8.58%, (3 Month Term SOFR + 3.40%), 07/15/36 (b)	500	500
Exeter Automobile Receivables Trust 2021-1
Series 2021-D-1A, 1.08%, 11/16/26	2,250	2,176
Series 2021-E-1A, 2.21%, 02/15/28	2,850	2,650
Fillmore Park CLO, Ltd.
Series 2018-D-1A, 8.56%, (3 Month Term SOFR + 3.16%), 07/15/30 (b)	2,500	2,500
First Horizon Alternative Mortgage Securities Trust 2007-FA4
Series 2007-1A10-FA4, REMIC, 6.25%, 08/25/37	8,111	3,254
First Horizon Mortgage Pass-Through Trust 2006-AR1
Series 2005-2A1-AR4, REMIC, 4.94%, 10/25/35 (b)	227	199
Series 2005-4A1-AR6, REMIC, 5.45%, 02/25/36 (b)	42	38
FMC GMSR Issuer Trust
Series 2021-A-GT2, 3.85%, 10/25/26	3,420	3,040
Galaxy XVIII CLO Ltd
Series 2018-D-28A, 8.66%, (3 Month Term SOFR + 3.26%), 07/15/31 (b)	1,000	984
Gilbert Park CLO, Ltd.
Series 2017-D-1A, 8.61%, (3 Month Term SOFR + 3.21%), 10/15/30 (b)	1,000	1,000
Series 2017-E-1A, 12.06%, (3 Month Term SOFR + 6.66%), 10/15/30 (b)	2,000	1,913
Global SC Finance VI SRL
Series 2020-A-1A, 2.17%, 10/17/40	637	582
GoldenTree Loan Management US CLO 15 Ltd
Series 2022-DR-15A, 9.92%, (3 Month Term SOFR + 4.40%), 10/20/36 (b)	1,000	1,015
GoldenTree Loan Opportunities XI, Ltd
Series 2015-DR2-11A, 8.06%, (3 Month Term SOFR + 2.66%), 01/21/31 (b) (g)	1,000	988
Goodgreen 2020-1 Trust
Series 2020-A-1A, 2.63%, 04/15/55	555	436
Greenwood Park CLO, Ltd.
Series 2018-D-1A, 8.16%, (3 Month Term SOFR + 2.76%), 04/15/31 (b)	1,000	965
GS Mortgage Securities Corp II
Series 2023-A-SHIP, REMIC, 4.32%, 09/11/26 (b)	2,300	2,234
GS Mortgage Securities Corp Trust 2018-RIVR
Series 2018-C-RIVR, REMIC, 6.66%, (1 Month Term SOFR + 1.30%), 07/16/35 (b) (f)	1,898	1,096
GS Mortgage Securities Corp.
Series 2005-2A1-AR6, REMIC, 4.84%, 09/25/35 (b)	86	82
Series 2005-6A1-AR7, REMIC, 4.51%, 11/25/35 (b)	27	24
GS Mortgage Securities Trust 2015-GC32
Series 2015-D-GC32, REMIC, 3.35%, 07/11/25	1,969	1,652
GS Mortgage Securities Trust 2016-GS3
Series 2016-WMB-GS3, REMIC, 3.60%, 09/14/26 (b)	9,000	7,701
GSAMP Trust 2006-HE4
Series 2006-A1-HE4, REMIC, 5.75%, (1 Month Term SOFR + 0.39%), 06/25/36 (b) (f)	424	406
GSR Mortgage Loan Trust 2006-OA1
Series 2006-1A1-OA1, REMIC, 5.91%, (1 Month Term SOFR + 0.55%), 08/25/46 (b) (f)	15,461	3,509
Harborview Mortgage Loan Trust
Series 2005-2A1A-2, REMIC, 5.91%, (1 Month Term SOFR + 0.55%), 05/19/35 (b) (f)	29	28
Series 2005-3A1-4, REMIC, 4.21%, 07/19/35 (b)	133	98
Hardee's Funding LLC
Series 2018-A23-1A, 5.71%, 06/20/28	4,737	4,324
HOMES Trust
Series 2023-A1-NQM2, REMIC, 6.46%, 02/25/68 (f)	5,508	5,562
Horizon Aircraft Finance III Limited
Series 2019-A-2, 3.43%, 11/15/26 (f) (g)	1,709	1,349
HSI Asset Securitization Corporation
Series 2006-M1-OPT1, REMIC, 6.01%, (1 Month Term SOFR + 0.65%), 12/25/35 (b) (f)	140	139
Series 2006-1A1-HE1, REMIC, 5.75%, (1 Month Term SOFR + 0.39%), 10/25/36 (b) (f)	5,488	1,738
HSI Asset Securitization Corporation Trust 2007-NC1
Series 2007-A3-NC1, REMIC, 5.83%, (1 Month Term SOFR + 0.29%), 04/25/37 (b) (f)	370	239
Imperial Fund Mortgage Trust 2021-NQM4
Series 2021-M1-NQM4, REMIC, 3.45%, 01/25/57 (b)	3,000	2,060
IndyMac Bancorp, Inc.
Series 2001-A2-H2, REMIC, 5.54%, 01/25/32 (b)	—	—
IndyMac MBS, Inc.
Series 2005-A3-AR11, REMIC, 3.67%, 08/25/35 (b)	796	603
Series 2005-1A1-AR31, REMIC, 3.65%, 01/25/36 (b)	148	127
Invesco US CLO 2023-3 Ltd
Series 2023-B-3A, 8.08%, (3 Month Term SOFR + 2.65%), 07/15/36 (b)	1,000	1,004
Series 2023-C-3A, 8.58%, (3 Month Term SOFR + 3.15%), 07/15/36 (b)	500	502
J.P. Morgan Chase Commercial Mortgage Securities Trust 2013-LC11
Series 2013-AS-LC11, REMIC, 3.22%, 04/01/46	1,461	1,374
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series 2018-FFX-WPT, REMIC, 5.36%, 07/08/33 (b)	3,152	1,955
J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP
Series 2020-E-LOOP, REMIC, 3.99%, 12/07/26 (b)	2,547	1,689
J.P. Morgan Mortgage Acquisition Trust 2007-CH1
Series 2007-MV6-CH1, REMIC, 6.30%, (1 Month Term SOFR + 0.94%), 11/25/36 (b) (f)	2,414	2,454
J.P. Morgan Mortgage Trust 2005-A1
Series 2005-1A2-S3, REMIC, 5.75%, 01/25/36	53	25
Series 2006-3A1-S1, REMIC, 5.50%, 04/25/36	23	21
JPMBB Commercial Mortgage Securities Trust 2014-C23
Series 2014-D-C23, REMIC, 3.98%, 09/17/24 (b)	3,663	3,220
JPMBB Commercial Mortgage Securities Trust 2015-C27
Series 2015-C-C27, REMIC, 4.30%, 02/18/25 (b)	3,481	3,000
JPMDB Commercial Mortgage Securities Trust 2017-C7
Interest Only, Series 2017-XA-C7, REMIC, 0.83%, 10/17/50 (b)	86,321	1,963
Katayma CLO I Ltd
Series 2023-D-1A, 10.64%, (3 Month Term SOFR + 5.25%), 10/20/36 (b)	1,000	999
LCM 28 Ltd
Series D-28A, 8.63%, (3 Month Term SOFR + 3.21%), 10/21/30 (b)	1,000	922
LCM XIV Limited Partnership
Series DR-14A, 8.43%, (3 Month Term SOFR + 3.01%), 07/21/31 (b) (g)	2,000	1,829
LCM XV LP
Series DR-15A, 9.38%, (3 Month Term SOFR + 3.96%), 07/22/30 (b)	2,750	2,701
LCM XX Limited Partnership
Series DR-20A, 8.48%, (3 Month Term SOFR + 3.06%), 10/20/27 (b)	216	216
Lehman Mortgage Trust 2006-3
Series 2006-1A1-6, REMIC, 5.97%, (1 Month Term SOFR + 0.61%), 09/25/36 (b)	11,557	3,050
Lehman XS Trust Series 2006-12N
Series 2006-2A1A-12N, REMIC, 5.82%, (1 Month Term SOFR + 0.46%), 08/25/46 (b) (f)	2,452	2,299

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Lehman XS Trust, Series 2007-2N
Series 2007-3A3-2N, REMIC, 5.64%, (1 Month Term SOFR + 0.28%), 02/25/37 (b) (f)	3,564	2,860
LHome Mortgage Trust 2021-RTL2
Series 2021-A1-RTL2, 2.09%, 06/25/26	2,110	2,096
Long Point Park CLO, Ltd.
Series 2017-C-1A, 8.06%, (3 Month Term SOFR + 2.66%), 01/17/30 (b)	1,000	964
Mach 1 Cayman Limited
Series 2019-A-1, 3.47%, 08/17/26 (f) (g)	4,523	3,966
Madison Park Funding XIV, Ltd.
Series 2014-DRR-14A, 8.62%, (3 Month Term SOFR + 3.21%), 10/22/30 (b)	2,000	1,985
Madison Park Funding XLV Ltd
Series 2020-DR-45A, 8.81%, (3 Month Term SOFR + 3.41%), 07/17/34 (b)	1,000	1,000
Magnetite XIV-R, Limited
Series 2015-D-14RA, 8.51%, (3 Month Term SOFR + 3.11%), 10/20/31 (b)	1,500	1,500
Magnetite XVIII Ltd
Series 2016-DR-18A, 8.34%, (3 Month Term SOFR + 2.96%), 11/15/28 (b)	1,000	994
Magnetite XXIX, Limited
Series 2021-E-29A, 11.41%, (3 Month Term SOFR + 6.01%), 01/17/34 (b)	500	493
Marble Point CLO XI Ltd
Series 2017-B-2A, 7.16%, (3 Month Term SOFR + 1.76%), 12/18/30 (b)	500	494
Marble Point CLO XXI LTD
Series 2021-D1-3A, 9.16%, (3 Month Term SOFR + 3.76%), 10/17/34 (b)	2,000	1,940
MASTR Asset Backed Securities Trust 2006-AM1
Series 2003-M3-OPT1, 9.60%, (1 Month Term SOFR + 4.24%), 12/25/32 (b) (f)	613	579
MASTR Asset Backed Securities Trust 2007-HE2
Series 2007-A1-HE2, REMIC, 6.61%, (1 Month Term SOFR + 1.26%), 08/25/37 (b) (f)	3,982	3,334
Mastr Asset Backed Securities Trust 2007-WMC1
Series 2007-A2-WMC1, REMIC, 5.57%, (1 Month Term SOFR + 0.16%), 01/25/37 (b) (f)	273	76
MASTR Asset Securitization Trust 2006-2
Series 2006-1A13-2, REMIC, 6.00%, 06/25/36	1,292	783
Series 2006-1A10-2, REMIC, 6.00%, (1 Month USD LIBOR + 1.11%), 06/25/36 (b)	1,099	666
Mellon Residential Funding Corporation
Series 1999-A2-TBC3, REMIC, 6.02%, (1 Month Term SOFR + 0.60%), 10/20/29 (b)	12	12
Merrill Lynch Mortgage Capital Inc.
Series 2005-5A-3, REMIC, 5.72%, (1 Month Term SOFR + 0.61%), 11/25/35 (b) (f)	19	18
Merrill Lynch Mortgage Investors Trust, Series MLCC 2003-C
Series 2003-1A-A3, REMIC, 4.76%, 05/25/33 (b)	59	55
MFA 2023-NQM3 Trust
Series 2023-A1-NQM3, REMIC, 6.62%, 07/25/68 (f)	5,312	5,362
Mill City Mortgage Loan Trust 2017-1
Series 2017-B2-1, REMIC, 3.94%, 09/25/30 (b)	8,210	7,089
Morgan Stanley Capital I Trust 2019-NUGS
Series 2019-F-NUGS, REMIC, 8.32%, (1 Month Term SOFR + 2.96%), 12/15/36 (b)	3,663	916
Morgan Stanley Capital I Trust 2020-HR8
Series 2020-A3-HR8, REMIC, 1.79%, 03/15/30	2,000	1,645
Morgan Stanley Capital I Trust 2021-L6
Series 2021-C-L6, REMIC, 3.46%, 07/17/31 (b)	4,713	3,549
Morgan Stanley Mortgage Loan Trust 2007-2AX
Series 2007-2A1-2AX, REMIC, 5.65%, (1 Month Term SOFR + 0.29%), 12/25/36 (b) (f)	10,450	3,991
Morgan Stanley Residential Mortgage Loan Trust 2020-1
Series 2020-A1-RPL1, REMIC, 5.69%, 10/25/60	13,885	13,705
MortgageIT Mortgage Loan Trust 2006-1
Series 2005-A1-5, REMIC, 5.99%, (1 Month Term SOFR + 0.63%), 12/25/35 (b) (f)	682	663
Mosaic Solar Loan Trust 2018-1
Series 2018-A-1A, REMIC, 4.01%, 08/20/30	771	708
Mosaic Solar Loan Trust 2019-2
Series 2019-B-2A, REMIC, 3.28%, 05/20/32	648	569
Mosaic Solar Loan Trust 2020-1
Series 2020-A-1A, 2.10%, 03/22/32	878	765
Series 2020-B-1A, 3.10%, 11/22/32	1,098	953
Mosaic Solar Loan Trust 2020-2
Series 2020-B-2A, 2.21%, 05/20/33	1,002	839
Mosaic Solar Loans 2017-2 LLC
Series 2017-A-2A, 3.82%, 01/22/30	3,094	2,862
MSWF Commercial Mortgage Trust 2023-2
Series 2023-A1-2, REMIC, 5.96%, 01/18/28	129	130
Natixis Commercial Mortgage Securities Trust 2020-2PAC
Series 2020-AMZ3-2PAC, REMIC, 3.50%, 01/16/25 (b)	1,500	1,160
Navient Private Education Loan Trust 2017-A
Series 2017-B-A, 3.91%, 09/15/25	8,000	7,695
NBC Funding LLC
Series 2021-A2-1, 2.99%, 07/30/26	4,207	3,766
Neuberger Berman CLO XVI-S Ltd.
Series 2017-DR-16SA, 8.56%, (3 Month Term SOFR + 3.16%), 04/17/34 (b)	2,000	1,980
Neuberger Berman Loan Advisers CLO 27, Ltd.
Series 2018-D-27A, 8.26%, (3 Month Term SOFR + 2.86%), 01/15/30 (b) (g)	1,000	977
New Residential Mortgage Loan Trust 2020-NQM1
Series 2020-M1-NQM1, REMIC, 3.21%, 01/25/60 (b)	3,600	3,142
Niagara Park CLO, Ltd.
Series 2019-BR-1A, 7.26%, (3 Month Term SOFR + 1.86%), 07/17/32 (b)	500	495
NJ Trust 2023-GSP
Series 2023-A-GSP, REMIC, 6.70%, 01/12/29 (b)	2,350	2,464
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR4
Series 2005-3A1-AR4, REMIC, 5.47%, 08/25/35 (b)	61	60
NP SPE II LLC
Series 2017-A1-1A, 3.37%, 10/20/47	2,077	1,975
NRPL Trust 2019-3
Series 2019-A1-3A, REMIC, 3.00%, 07/25/59 (f)	3,752	3,796
Oak Hill Credit Partners X-R Ltd
Series 2014-D1R-10RA, 8.73%, (3 Month Term SOFR + 3.31%), 04/20/34 (b)	2,000	1,995
OBX 2023-NQM4 Trust
Series 2023-A1-NQM4, REMIC, 6.11%, 03/25/63 (f)	4,467	4,476
Ocean Trails CLO V
Series 2014-DRR-5A, 9.11%, (3 Month Term SOFR + 3.71%), 10/14/31 (b)	1,000	918
Octagon Investment Partners 30, Ltd.
Series 2017-CR-1A, 8.98%, (3 Month Term SOFR + 3.56%), 03/18/30 (b)	2,500	2,435
Octagon Investment Partners 31, LLC
Series 2017-DR-1A, 9.08%, (3 Month Term SOFR + 3.66%), 07/22/30 (b)	1,282	1,282
Octagon Investment Partners 33, Ltd.
Series 2017-C-1A, 8.43%, (3 Month Term SOFR + 3.01%), 01/21/31 (b) (g)	1,000	956
Series 2017-D-1A, 11.98%, (3 Month Term SOFR + 6.56%), 01/21/31 (b) (g)	1,000	888
Octagon Investment Partners 37 Ltd.
Series 2018-C-2A, 8.49%, (3 Month Term SOFR + 3.11%), 07/25/30 (b)	1,000	968
Octagon Investment Partners 40 Ltd.
Series 2019-DR-1A, 9.03%, (3 Month Term SOFR + 3.61%), 01/20/35 (b)	1,000	961
Octagon Investment Partners XVI, Ltd.
Series 2013-DR-1A, 8.66%, (3 Month Term SOFR + 3.26%), 07/17/30 (b)	500	482
Octagon Investment Partners XXI Ltd
Series 2014-A2R3-1A, 7.04%, (3 Month Term SOFR + 1.66%), 02/14/31 (b)	500	493

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Octagon Investment Partners XXI, Ltd.
Series 2014-CR3-1A, 8.39%, (3 Month Term SOFR + 3.01%), 02/14/31 (b)	500	488
OCTAGON INVT P 34 17 1A 144A
Series 2017-D-34, 8.18%, (3 Month Term SOFR + 2.76%), 01/22/30 (b)	1,000	953
OHA Credit Funding 1 LTD
Series 2018-D-1A, 8.73%, (3 Month Term SOFR + 3.31%), 10/21/30 (b)	1,000	996
OHA Loan Funding 2015-1 Ltd.
Series 2015-DR3-1A, 8.86%, (3 Month Term SOFR + 3.46%), 01/19/37 (b)	1,500	1,500
Option One Mortgage Loan Trust 2005-3
Series 2005-M3-3, REMIC, 6.24%, (1 Month Term SOFR + 0.88%), 08/25/35 (b) (f)	3,237	3,069
Option One Mortgage Loan Trust 2007-6
Series 2007-2A2-6, REMIC, 5.73%, (1 Month Term SOFR + 0.24%), 07/25/37 (b) (f)	627	389
Option One Mortgage Loan Trust 2007-CP1
Series 2007-2A2-CP1, REMIC, 5.59%, (1 Month Term SOFR + 0.23%), 03/25/37 (b) (f)	1,667	1,540
Pagaya AI Debt Selection Trust
Series 2021-NOTE-2, 3.00%, 01/25/29	1,660	1,601
Park Place Securities, Inc.
Series 2005-M4-WCW2, REMIC, 6.45%, (1 Month Term SOFR + 1.09%), 07/25/35 (b) (f)	5,000	3,954
PMT Credit Risk Transfer Trust 2019-2R
Series 2019-A-2R, REMIC, 2.86%, 07/28/27 (b)	1,289	1,297
PMT Credit Risk Transfer Trust 2021-1R
Series 2021-A-1R, 8.34%, (SOFR 30-Day Average + 3.01%), 02/27/24 (b) (f)	1,230	1,230
Prime Mortgage Trust 2005-4
Series 2004-1A2-CL1, REMIC, 5.87%, (1 Month Term SOFR + 0.51%), 02/25/34 (b)	3	3
Primose Funding LLC
Series 2019-A2-1A, 4.48%, 07/30/26	4,837	4,540
Progress Residential 2019-SFR4 Trust
Series 2019-E-SFR4, 3.44%, 10/21/24	7,000	6,808
Progress Residential 2021-SFR1 Trust
Series 2021-F-SFR1, REMIC, 2.76%, 03/19/26	6,600	5,879
Progress Residential 2021-SFR3 Trust
Series 2021-E1-SFR3, REMIC, 2.54%, 05/19/26	12,000	10,770
Progress Residential 2021-SFR6 Trust
Series 2021-E2-SFR6, REMIC, 2.53%, 07/17/26	1,150	1,017
Series 2021-F-SFR6, REMIC, 3.42%, 07/17/26	2,000	1,781
PRPM 2021-9, LLC
Series 2021-A1-9, 2.36%, 10/25/24 (b) (f)	1,845	1,742
PRPM, LLC
Series 2020-A1-4, 2.61%, 10/25/25 (f)	2,963	2,900
RALI Series 2007-QS7 Trust
Series 2007-1A2-QS7, REMIC, 6.00%, 05/25/37	2,534	1,976
RASC Series 2006-EMX9 Trust
Series 2006-1A3-EMX9, REMIC, 5.81%, (1 Month Term SOFR + 0.45%), 09/25/36 (b) (f)	927	837
Renaissance Home Equity Loan Trust 2006-1
Series 2006-AF5-1, REMIC, 6.17%, 05/25/36 (f)	3,374	1,660
Renaissance Home Equity Loan Trust 2006-3
Series 2006-AF3-2, REMIC, 5.80%, 08/25/36 (f)	1,983	743
Renew 20172
Series 2017-A-2A, 3.22%, 09/22/53	2,879	2,603
Residential Accredit Loans, Inc.
Series 2006-A21-QA1, REMIC, 5.07%, 01/25/36 (b)	3,262	2,285
Series 2006-A5-QS1, REMIC, 6.38%, (1 Month Term SOFR + 1.02%), 01/25/36 (b)	3,914	2,854
Retained Vantage Data Centers Issuer LLC
Series 2023-A2A-1A, 5.00%, 09/15/28 (g)	4,000	3,740
Series 2023-B-1A, 5.75%, 09/15/28 (g)	3,000	2,769
RR 4 Ltd
Series 2018-C-4A, 8.61%, (3 Month Term SOFR + 3.21%), 04/15/30 (b) (g)	1,000	982
Sapphire Aviation Finance II Limited
Series 2020-A-1A, 3.23%, 03/15/27	1,996	1,726
Securitized Asset Backed Receivables LLC Trust 2007-BR2
Series 2007-A2-BR2, REMIC, 5.93%, (1 Month Term SOFR + 0.34%), 02/25/37 (b) (f)	13,114	5,777
Securitized Asset Backed Receivables LLC Trust 2007-HE1
Series 2007-A2A-HE1, REMIC, 5.59%, (1 Month Term SOFR + 0.23%), 12/25/36 (b) (f)	217	46
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-B-C5, REMIC, 3.93%, 06/12/26	2,391	2,105
Interest Only, Series 2016-XA-C5, REMIC, 1.86%, 10/13/48 (b)	25,748	784
SG Mortgage Securities Trust 2006-FRE2
Series 2006-A2D-FRE2, REMIC, 1.24%, (1 Month Term SOFR + 0.57%), 07/25/36 (b) (f)	16,167	3,063
SG Residential Mortgage Trust 2021-1
Series 2021-M1-1, REMIC, 2.50%, 07/25/61 (b)	3,258	1,962
Shenton Aircraft Investment I Limited
Series 2015-A-1A, 4.75%, 11/15/27	1,767	1,491
Signal Rail I LLC
Series 2021-A-1, 2.23%, 08/18/51	1,823	1,572
SMB Private Education Loan Trust 2018-B
Series 2018-A2B-B, 6.20%, (1 Month Term SOFR + 0.83%), 03/15/28 (b) (g)	1,110	1,097
SoFi Consumer Loan Program 2021-1 Trust
Series 2021-PT1-1, 9.72%, 05/25/30	1,500	1,492
Sound Point CLO 36 Ltd
Series 2023-B-36A, 8.23%, (3 Month Term SOFR + 2.85%), 07/28/36 (b) (g)	500	501
Series 2023-C-36A, 8.78%, (3 Month Term SOFR + 3.40%), 07/28/36 (b) (g)	500	502
Sound Point CLO IX Ltd
Series 2015-DRRR-2A, 10.18%, (3 Month Term SOFR + 4.76%), 07/20/32 (b)	1,000	875
Sound Point CLO XX Ltd
Series 2018-C-2A, 7.59%, (3 Month Term SOFR + 2.21%), 07/26/31 (b)	500	479
Sound Point CLO XXIII
Series 2019-DR-2A, 8.96%, (3 Month Term SOFR + 3.56%), 07/17/34 (b)	2,000	1,894
Sound Point CLO XXIX Ltd
Series 2021-B1-1A, 7.34%, (3 Month Term SOFR + 1.96%), 04/25/34 (b)	1,000	984
Sound Point CLO XXXI Ltd
Series 2021-D-3A, 8.89%, (3 Month Term SOFR + 3.51%), 10/25/34 (b)	1,000	921
Specialty Underwriting & Residential Finance Trust, Series 2007-AB1
Series 2007-A2B-AB1, REMIC, 5.85%, (1 Month Term SOFR + 0.30%), 03/25/37 (b) (f)	6,000	3,217
Sprite 2021-1 Limited
Series 2021-A-1, 3.75%, 10/15/28 (f) (g)	2,269	2,076
SRVM 191 A2 FIX
Series 2019-A2-1A, 3.88%, 10/25/26	3,840	3,592
Start Ltd
Series 2018-A-1, 4.09%, 05/15/25	913	825
Starwood Mortgage Residential Trust 2019-INV1
Series 2019-M1-INV1, REMIC, 3.06%, 09/25/49 (b)	6,721	6,113
Stewart Park CLO, Ltd.
Series 2015-DR-1A, 8.26%, (3 Month Term SOFR + 2.86%), 01/15/30 (b)	2,000	1,940
Stichting Babson Euro CLO 2015-1
Series 2015-DR-IA, 8.28%, (3 Month Term SOFR + 2.86%), 01/21/31 (b) (g)	1,280	1,243
Structured Asset Investment Loan Trust 2005-4
Series 2006-A4-1, REMIC, 6.09%, (1 Month Term SOFR + 0.73%), 01/25/36 (b) (f)	1,064	981
Structured Asset Mortgage Investments II Inc.
Series 2005-A3-AR5, REMIC, 5.97%, (1 Month Term SOFR + 0.61%), 07/19/35 (b) (f)	82	74
Structured Asset Mortgage Investments II Trust 2007-AR2
Series 2007-2A1-AR2, REMIC, 5.73%, (1 Month Term SOFR + 0.37%), 03/25/37 (b) (f)	272	120

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Structured Asset Mortgage Investments LLC
Series 2002-A1-AR3, REMIC, 6.13%, (1 Month Term SOFR + 0.77%), 09/19/32 (b) (f)	3	3
Structured Asset Securities Corporation Mortgage Loan Trust 2006-BC3
Series 2006-A1-BC3, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 10/25/36 (b) (f)	3,346	2,329
Sunnova Helios IV Issuer LLC
Series 2020-A-AA, 2.98%, 06/21/27	1,753	1,607
Sunnova Helios VII Issuer, LLC
Series 2021-C-C, 2.63%, 10/20/28	3,304	2,555
Sunnova Sol Issuer, LLC
Series 2020-A-1A, 3.35%, 01/30/30 (g)	2,645	2,290
Sunrun Atlas Issuer 2019-2, LLC
Series 2019-A-2, 3.61%, 11/01/27	2,654	2,412
Symphony CLO XVI, Ltd
Series 2015-DR-16A, 8.71%, (3 Month Term SOFR + 3.31%), 10/15/31 (b)	1,000	983
Symphony CLO XVII Ltd
Series 2016-DR-17A, 8.31%, (3 Month Term SOFR + 2.91%), 04/17/28 (b)	1,000	1,001
Tailwind 2019-1 Limited
Series 2019-A-1, 3.97%, 12/15/26 (f)	2,634	2,393
Thayer Park CLO, Ltd.
Series 2017-CR-1A, 8.48%, (3 Month Term SOFR + 3.06%), 04/20/34 (b)	1,000	969
THL Credit Wind River 2018-1 CLO Ltd.
Series 2018-D-1, 8.56%, (3 Month Term SOFR + 3.16%), 07/15/30 (b)	1,500	1,440
Series 2018-E-1, 11.16%, (3 Month Term SOFR + 5.76%), 07/15/30 (b)	500	441
THL Credit Wind River CLO Ltd.
Series 2016-BR-2A, 7.44%, (3 Month Term SOFR + 2.06%), 11/03/31 (b)	1,000	998
Thunderbolt Aircraft Lease Limited
Series 2017-A-A, 4.21%, 04/15/24 (f) (g)	2,978	2,791
TierPoint Issuer LLC
Series 2023-A2-1A, 6.00%, 06/25/26	5,000	4,747
TIF Funding II LLC
Series 2021-A-1A, 1.65%, 02/20/46	3,847	3,271
Trimaran CAVU 2021-3, Ltd.
Series 2021-D-3A, 9.44%, (3 Month Term SOFR + 4.04%), 01/18/35 (b)	4,500	4,500
Trinity Rail Leasing 2018 LLC
Series 2020-A-1A, 1.96%, 10/17/50	2,304	2,062
TRTX 2021-FL4 Issuer, Ltd.
Series 2021-A-FL4, 6.68%, (1 Month Term SOFR + 1.31%), 03/17/38 (b) (f)	2,527	2,490
U.S. Auto Funding Trust 2021-1
Series 2021-C-1A, 2.20%, 05/15/26	5,698	5,593
U.S. Department of Veterans Affairs
Series 1994-1ZB-3A, REMIC, 6.50%, 09/15/24	10	9
UBS Commercial Mortgage Trust 2017-C4
Series 2017-A3-C4, REMIC, 3.30%, 08/17/27	478	449
Series 2017-C-C4, REMIC, 4.53%, 10/15/27 (b)	3,298	2,880
UBS Commercial Mortgage Trust 2017-C7
Series 2017-B-C7, REMIC, 4.29%, 01/18/28 (b)	2,000	1,766
UBS Commercial Mortgage Trust 2018-C8
Series 2018-A3-C8, REMIC, 3.72%, 01/18/28	1,419	1,357
UBS Commercial Mortgage Trust 2019-C18
Series 2019-B-C18, REMIC, 3.68%, 12/17/29	3,659	2,908
UBS-Barclays Commercial Mortgage Trust 2013-C5
Series 2013-C-C5, REMIC, 3.75%, 03/12/46 (b)	4,702	3,563
United Airlines Pass Through Certificates, Series 2016-1
Series 2016-B-1, 3.65%, 01/07/26	661	614
Upstart Pass-Through Trust
Series 2021-A-ST1, 2.75%, 02/20/27	439	431
Upstart Pass-Through Trust Series 2021-St4
Series 2021-A-ST4, 2.00%, 07/20/27	1,438	1,372
Upstart Securitization Trust 2020-2
Series 2020-A-2, 2.31%, 11/20/30	70	70
Upstart Securitization Trust 2021-4
Series 2021-B-4, 1.84%, 09/20/31	4,000	3,886
Series 2021-C-4, 3.19%, 09/20/31	5,000	4,567
USQ Rail I LLC
Series 2021-A-1A, 2.25%, 02/28/51	2,008	1,761
Vantage Data Centers Issuer, LLC
Series 2020-A2-2A, 1.99%, 09/15/27	5,000	4,332
VCAT 2021-NPL4 LLC
Series 2021-A1-NPL4, 1.87%, 08/26/24 (f)	2,457	2,302
VCAT 2021-NPL5 LLC
Series 2021-A1-NPL5, REMIC, 1.87%, 08/26/24 (f)	3,041	2,843
VCAT Asset Securitization LLC
Series 2021-A1-NPL6, REMIC, 1.92%, 09/25/24 (f)	3,257	3,000
Venture XIV CLO Ltd
Series 2013-BRR-14A, 7.20%, (3 Month Term SOFR + 1.81%), 08/28/29 (b)	1,000	996
Venture XVIII CLO, Limited
Series 2014-BR-18A, 7.31%, (3 Month Term SOFR + 1.91%), 10/15/29 (b)	1,000	993
Verus Securitization Trust 2020-1
Series 2020-A3-INV1, REMIC, 3.89%, 03/25/60 (f)	1,863	1,792
Verus Securitization Trust 2021-R2
Series 2021-M1-R2, REMIC, 2.24%, 02/25/64	3,017	2,484
Verus Securitization Trust 2023-INV1
Series 2023-A1-INV1, REMIC, 6.00%, 02/25/68 (b) (f)	6,116	6,093
VOLT XCII, LLC
Series 2021-A1-NPL1, 1.89%, 01/25/24 (f)	851	823
VOLT XCVII, LLC
Series 2021-A1-NPL6, 2.24%, 03/25/24 (f)	613	594
Voya CLO 2014-1, Ltd.
Series 2014-CR2-1A, 8.46%, (3 Month Term SOFR + 3.06%), 04/18/31 (b)	1,000	935
Voya CLO 2018-2 Ltd
Series 2018-D-2A, 8.41%, (3 Month Term SOFR + 3.01%), 07/15/31 (b)	1,000	941
VR Funding LLC
Series 2020-A-1A, 2.79%, 11/15/27	2,580	2,296
WaMu Asset-Backed Certificates, WaMu Series 200X-HEX Trust
Series 2004-A5-5, REMIC, 6.59%, (1 Month Term SOFR + 1.23%), 09/25/34 (b) (f)	93	92
WaMu Mortgage Pass-Through Certificates Series 2002-AR17 Trust
Series 2002-1A-AR17, REMIC, 6.21%, (12 Month Treasury Average + 1.20%), 11/25/42 (b)	10	9
WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust
Series 2005-1A3A-AR18, REMIC, 4.59%, 01/25/36 (b)	153	135
Series 2005-A1A1-AR13, REMIC, 6.05%, (1 Month Term SOFR + 0.69%), 10/25/45 (b) (f)	18	17
WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust
Series 2007-3A3-HY1, REMIC, 3.70%, 02/25/37 (b)	842	710
Series 2007-4A1-HY1, REMIC, 3.86%, 02/25/37 (b)	84	74
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8 Trust
Series 2006-3A3-AR8, REMIC, 4.34%, 08/25/36 (b)	879	794
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7 Trust
Series 2007-2A3-HY7, REMIC, 3.77%, 07/25/37 (b)	144	128
Washington Mutual Mortgage Pass-Through Certificates Wmalt Series 2006-Ar9 Trust
Series 2006-1A-AR9, REMIC, 5.84%, (12 Month Treasury Average + 0.83%), 11/25/46 (b) (f)	1,282	1,063
Washington Mutual Mortgage Securities Corp.
Series 2002-2A2-AR1, REMIC, 3.77%, 02/25/31 (b)	—	—
Series 2002-1A-AR9, REMIC, 6.41%, (12 Month Treasury Average + 1.40%), 08/25/42 (b)	17	16

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
WAVE 2019-1 LLC
Series 2019-A-1, 3.60%, 09/15/27	2,126	1,776
Wellfleet CLO X, Ltd.
Series 2019-A1R-XA, 6.85%, (3 Month Term SOFR + 1.43%), 07/20/32 (b)	1,997	1,981
Wells Fargo Alternative Loan 2007-PA6 Trust
Series 2007-A1-PA6, REMIC, 5.67%, 12/25/37 (b)	386	344
Wells Fargo Commercial Mortgage Trust 2016-NXS6
Series 2016-B-NXS6, REMIC, 3.81%, 09/17/26	2,770	2,509
Wells Fargo Commercial Mortgage Trust 2017-C41
Series 2017-B-C41, REMIC, 4.19%, 11/17/27 (b)	1,643	1,400
Wells Fargo Commercial Mortgage Trust 2018-C43
Interest Only, Series 2018-XA-C43, REMIC, 0.59%, 03/17/51 (b)	62,462	1,251
Wells Fargo Commercial Mortgage Trust 2019-C50
Series 2019-C-C50, REMIC, 4.35%, 04/17/29	3,188	2,656
Wells Fargo Commercial Mortgage Trust 2020-C55
Series 2020-B-C55, REMIC, 3.14%, 02/15/30	1,034	802
Wells Fargo Commercial Mortgage Trust 2020-C58
Series 2020-A3-C58, REMIC, 1.81%, 09/17/30	2,830	2,356
Wells Fargo Commercial Mortgage Trust 2021-C60
Series 2021-A3-C60, REMIC, 2.06%, 04/15/31	1,611	1,382
Wells Fargo Commercial Mortgage Trust 2021-C61
Series 2021-A3-C61, REMIC, 2.41%, 10/17/31	1,000	833
Wells Fargo Mortgage Backed Securities 2007-15 Trust
Series 2007-A1-15, REMIC, 6.00%, 11/25/37	2,228	1,968
WFRBS Commercial Mortgage Trust 2014-C25
Series 2014-B-C25, REMIC, 4.24%, 11/18/24 (b)	2,050	1,979
Willis Engine Structured Trust V
Series 2020-A-A, 3.23%, 03/15/28 (f)	3,977	3,408
Wind River 2014-1 CLO Ltd.
Series 2014-DRR-1A, 8.66%, (3 Month Term SOFR + 3.26%), 07/18/31 (b)	1,000	923
Wind River 2014-2 CLO Ltd.
Series 2014-DR-2A, 8.56%, (3 Month Term SOFR + 3.16%), 01/15/31 (b)	1,000	936
Series 2014-ER-2A, 11.41%, (3 Month Term SOFR + 6.01%), 01/15/31 (b)	1,000	820
Wind River 2018-2 CLO Ltd.
Series 2018-D-2A, 8.66%, (3 Month Term SOFR + 3.26%), 07/15/30 (b)	2,000	1,869
Total Non-U.S. Government Agency Asset-Backed Securities (cost $814,938)		713,857
CORPORATE BONDS AND NOTES 23.6%
Financials 5.7%
Alliant Holdings Intermediate, LLC
6.75%, 10/15/27 (g)	375	374
6.75%, 04/15/28 (g)	550	563
7.00%, 01/15/31 (g)	210	221
American Express Company
3.95%, 08/01/25	4,220	4,154
AmWINS Group, Inc.
4.88%, 06/30/29 (g)	360	332
AssuredPartners, Inc.
5.63%, 01/15/29 (g)	400	373
Australia and New Zealand Banking Group Limited
2.57%, 11/25/35 (g)	2,900	2,340
Avation Capital
9.00%, 10/31/26 (f) (g) (h)	331	281
Aviation Capital Group LLC
1.95%, 09/20/26 (g)	3,425	3,108
Avolon Holdings Funding Limited
3.25%, 02/15/27 (g)	3,390	3,138
Banco BBVA Peru
5.25%, 09/22/29 (d)	300	296
Banco Davivienda S A
6.65%, (100, 04/22/31) (g) (i)	650	463
Banco de Credito del Peru
3.13%, 07/01/30 (d)	750	716
3.13%, 07/01/30 (g)	800	764
3.25%, 09/30/31 (d)	300	275
Banco Do Brasil SA
6.25%, (100, 04/15/24) (d) (i)	1,800	1,765
Banco do Estado do Rio Grande do Sul S/A.
5.38%, 01/28/31 (d)	600	558
Banco Espirito Santo S.A.
0.00%, 05/08/17 - 01/21/29, EUR (d) (j) (k)	6,400	1,908
Banco GNB Sudameris S.A.
7.05%, 04/03/27 (d)	100	95
Banco Industrial S.A.
4.88%, 01/29/31 (d)	800	746
Banco Internacional Del Peru S.A.A. – Interbank
6.63%, 03/19/29 (d)	650	647
4.00%, 07/08/30 (d)	2,050	1,967
Banco Mercantil Del Norte S.A
6.63%, (100, 01/24/32) (d) (i)	750	638
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
7.50%, (100, 06/27/29) (d) (i)	400	374
7.50%, (100, 06/27/29) (g) (i)	300	281
7.63%, (100, 01/10/28) (d) (i)	1,000	959
Banco Nacional De Comercio Exterior, S.N.C.
2.72%, 08/11/31 (d)	2,100	1,788
Bancolombia SA
4.63%, 12/18/29	2,100	1,942
Banistmo S.A.
4.25%, 07/31/27 (d)	200	182
Bank Hapoalim Ltd
3.26%, 01/21/32 (l)	400	346
Bank Leumi Le-Israel B.M.
3.28%, 01/29/31 (d)	900	815
Bank of America Corporation
3.84%, 04/25/25	1,430	1,422
4.83%, 07/22/26	1,640	1,627
2.57%, 10/20/32	2,005	1,662
2.48%, 09/21/36	5,280	4,191
Bank of Montreal
3.80%, 12/15/32 (l)	3,480	3,200
Bank of Nova Scotia, The
4.59%, 05/04/37 (l)	4,630	4,141
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
5.13%, 01/18/33 (d)	1,800	1,633
5.88%, 09/13/34 (d)	700	656
Berkshire Hathaway Finance Corporation
2.85%, 10/15/50	2,165	1,518
3.85%, 03/15/52	1,125	941
BNP Paribas
3.05%, 01/13/31 (g) (l)	4,650	4,092
BPCE
1.00%, 01/20/26 (g)	2,350	2,165
Brighthouse Financial, Inc.
1.00%, 04/12/24 (g)	990	979
2.00%, 06/28/28 (g)	1,450	1,251
Capital One Financial Corporation
4.99%, 07/24/26	1,180	1,168
7.15%, 10/29/27	1,250	1,298
CI Financial Corp.
4.10%, 06/15/51	2,235	1,311
Citigroup Inc.
2.01%, 01/25/26	1,085	1,043
3.07%, 02/24/28	1,005	947
Commonwealth Bank of Australia
4.32%, 01/10/48 (g)	1,985	1,586
Corporacion Financiera de Desarrollo S.A.
5.25%, 07/15/29 (d)	900	890
Credito Real, S.A.B. De C.V., Sofom, E.N.R.
0.00%, (100, 11/29/27) (d) (i) (j) (k) (m)	1,100	6
DBS Group Holdings Ltd
1.82%, 03/10/31 (d)	1,200	1,113
Docuformas, S.A.P.I. de C.V.
0.00%, 07/24/24 (g) (j) (k)	700	152
General Motors Financial Company, Inc.
2.40%, 10/15/28	2,585	2,295
3.10%, 01/12/32	2,715	2,309

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Global Aviation Leasing Co., Ltd.
6.50%, 09/15/24 (f) (g) (h)	698	657
Global Bank Corporation
5.25%, 04/16/29 (d)	900	807
Global Payments Inc.
4.95%, 08/15/27	2,270	2,278
GTCR W-2 Merger Sub LLC
7.50%, 01/15/31 (g)	200	212
Hightower Holdings LLC
6.75%, 04/15/29 (g)	315	286
HSBC Holdings PLC
7.01%, (3 Month Term SOFR + 1.64%), 09/12/26 (b) (f) (l)	4,855	4,872
HUB International Limited
7.25%, 06/15/30 (g)	260	274
Icahn Enterprises L.P.
5.25%, 05/15/27	415	375
Intergroup Financial Services Corp.
4.13%, 10/19/27 (d)	200	183
Inversiones La Construccion S.A.
4.75%, 02/07/32 (d)	900	759
ITAU Unibanco Holding SA
4.63%, (100, 02/27/25) (d) (i)	900	787
J.P. Morgan Chase & Co.
2.60%, 02/24/26	1,585	1,536
4.85%, 07/25/28	770	770
2.07%, 06/01/29	2,185	1,939
2.52%, 04/22/31	3,120	2,699
2.58%, 04/22/32	2,870	2,424
2.96%, 01/25/33	2,675	2,293
John Deere Capital Corporation
4.70%, 06/10/30	2,225	2,264
LFS Topco LLC
5.88%, 10/15/26 (g)	340	314
Lloyds Banking Group PLC
3.57%, 11/07/28	4,345	4,089
Macquarie Group Limited
2.87%, 01/14/33 (g)	6,235	5,123
Massachusetts Mutual Life Insurance Company
3.20%, 12/01/61 (g)	2,725	1,779
MetLife, Inc.
5.25%, 01/15/54	2,555	2,622
Morgan Stanley
4.68%, 07/17/26	1,770	1,754
4.21%, 04/20/28	1,925	1,882
2.94%, 01/21/33	770	656
2.48%, 09/16/36	5,255	4,164
National Australia Bank Limited
2.99%, 05/21/31 (g)	3,300	2,764
Nationstar Mortgage Holdings Inc.
5.75%, 11/15/31 (g)	545	509
NatWest Markets PLC
0.80%, 08/12/24 (g)	2,240	2,185
Navient Corporation
5.00%, 03/15/27	290	280
OneMain Finance Corporation
6.88%, 03/15/25	290	292
7.13%, 03/15/26	35	36
5.38%, 11/15/29	240	225
Oversea-Chinese Banking Corporation Limited
1.83%, 09/10/30 (d) (l)	400	376
1.83%, 09/10/30 (g) (l)	1,400	1,315
PennyMac Financial Services, Inc.
4.25%, 02/15/29 (g)	280	252
7.88%, 12/15/29 (g)	310	320
Ryan Specialty, LLC
4.38%, 02/01/30 (g)	555	519
Santander Holdings USA, Inc.
2.49%, 01/06/28	975	890
6.50%, 03/09/29	1,160	1,198
Shinhan Financial Group Co., Ltd.
2.88%, (100, 05/12/26) (g) (i)	600	548
Synchrony Financial
3.95%, 12/01/27	3,930	3,685
The Goldman Sachs Group, Inc.
6.81%, (3 Month Term SOFR + 1.43%), 05/15/26 (b) (f)	4,960	5,009
6.15%, (SOFR + 0.82%), 09/10/27 (b)	1,715	1,688
The Toronto-Dominion Bank
4.69%, 09/15/27 (l)	4,475	4,472
Transocean Poseidon Limited
6.88%, 02/01/27 (g)	315	315
Truist Financial Corporation
4.87%, 01/26/29	2,020	1,992
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R.
0.00%, (100, 01/29/25) (d) (i) (j) (k) (m)	3,100	12
United Overseas Bank Limited
1.75%, 03/16/31 (d)	1,300	1,199
2.00%, 10/14/31 (d)	700	638
Wells Fargo & Company
3.20%, 06/17/27	2,235	2,137
4.81%, 07/25/28	2,230	2,214
2.88%, 10/30/30	2,280	2,027
6.49%, 10/23/34	3,355	3,643
Westpac Banking Corporation
3.02%, 11/18/36	2,880	2,342
Willis North America Inc.
4.50%, 09/15/28	4,170	4,069
		170,954
Utilities 4.1%
Adani Electricity Mumbai Limited
3.95%, 02/12/30 (d)	611	502
3.87%, 07/22/31 (d)	1,000	778
Adani Energy Solutions Limited
4.00%, 08/03/26 (d)	500	458
4.25%, 05/21/36 (d)	471	371
AEP Transmission Company, LLC
3.10%, 12/01/26	2,000	1,922
5.40%, 03/15/53	425	443
AES Andres B.V.
5.70%, 05/04/28 (g)	800	732
Ameren Corporation
3.65%, 02/15/26	5,000	4,873
Ameren Illinois Company
4.95%, 06/01/33	1,500	1,515
Boston Gas Company
3.15%, 08/01/27 (g)	5,000	4,681
Calpine Corporation
4.50%, 02/15/28 (g)	585	557
5.13%, 03/15/28 (g)	165	158
4.63%, 02/01/29 (g)	215	200
Chile Electricity PEC SpA
0.00%, 01/25/28 (e) (g)	1,750	1,394
Clearway Energy Operating LLC
4.75%, 03/15/28 (g)	550	530
Dominion Energy, Inc.
3.38%, 04/01/30	4,500	4,138
DTE Energy Company
4.22%, 11/01/24 (f)	2,200	2,176
4.88%, 06/01/28	4,475	4,507
Duke Energy Corporation
3.15%, 08/15/27	5,000	4,728
4.30%, 03/15/28	710	699
2.85%, 03/15/32	405	353
3.95%, 08/15/47	2,990	2,377
5.00%, 08/15/52	725	678
Duquesne Light Holdings, Inc.
3.62%, 08/01/27 (g)	5,000	4,672
Emirates Sembcorp Water & Power Company P.J.S.C.
4.45%, 08/01/35 (g)	1,000	959
Empresa Electrica Angamos S.A
4.88%, 05/25/29 (d)	717	638
Empresas Publicas de Medellin E.S.P.
4.25%, 07/18/29 (d)	1,900	1,625
4.38%, 02/15/31 (d)	500	410
Entergy Corporation
2.80%, 06/15/30	1,300	1,142

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Eversource Energy
2.90%, 10/01/24	4,000	3,921
Exelon Corporation
3.40%, 04/15/26	5,712	5,535
5.15%, 03/15/28	1,370	1,390
Fenix Power Peru S.A.
4.32%, 09/20/27 (d)	399	373
Fermaca Enterprises S. de R.L. de C.V.
6.38%, 03/30/38 (d)	3,757	3,596
Georgia Power Company
2.20%, 09/15/24	2,465	2,405
3.25%, 03/15/51	5,960	4,315
GNL Quintero S.A
4.63%, 07/31/29 (d)	1,765	1,719
Inkia Energy Limited
5.88%, 11/09/27 (d)	1,300	1,242
ITC Holdings Corp.
3.25%, 06/30/26	3,000	2,888
2.95%, 05/14/30 (g)	1,250	1,103
5.40%, 06/01/33 (g)	750	768
JSW Energy Limited
4.13%, 05/18/31 (d)	161	140
JSW Hydro Energy Limited
4.13%, 05/18/31 (g)	402	349
Kallpa Generacion S.A.
4.13%, 08/16/27 (d)	200	191
LLPL Capital Pte. Ltd.
6.88%, 02/04/39 (d)	161	155
6.88%, 02/04/39 (g)	1,851	1,791
Mercury Chile Holdco LLC
6.50%, 01/24/27 (g)	1,300	1,205
Mexico Generadora De Energia, S. De R.L. De C.V.
5.50%, 12/06/32 (d)	632	618
Minejesa Capital B.V.
4.63%, 08/10/30 (d)	500	476
5.63%, 08/10/37 (d)	2,300	2,013
Mong Duong Finance Holdings B.V.
5.13%, 05/07/29 (d)	461	428
Monongahela Power Company
5.40%, 12/15/43 (g)	1,770	1,740
NextEra Energy Capital Holdings, Inc.
4.26%, 09/01/24 (f)	1,975	1,959
3.55%, 05/01/27	5,000	4,822
Northern States Power Company
5.10%, 05/15/53	950	961
NRG Energy, Inc.
2.00%, 12/02/25 (g)	1,410	1,319
3.63%, 02/15/31 (g)	760	654
NSTAR Electric Company
3.20%, 05/15/27	5,000	4,822
Orazul Energy Egenor S. Enc. Por A.
5.63%, 04/28/27 (d)	265	249
Pacific Gas And Electric Company
6.10%, 01/15/29	2,160	2,237
2.50%, 02/01/31	2,795	2,312
San Diego Gas & Electric Company
5.35%, 04/01/53	650	658
Sempra
5.50%, 08/01/33	4,000	4,146
Southwestern Electric Power Company
2.75%, 10/01/26	3,000	2,820
3.25%, 11/01/51	1,745	1,177
Suburban Propane Partners, L.P.
5.00%, 06/01/31 (g)	460	421
The Cleveland Electric Illuminating Company
3.50%, 04/01/28 (g)	1,500	1,410
The Southern Company
3.70%, 04/30/30 (l)	2,500	2,347
3.75%, 09/15/51	1,930	1,756
Transelec S.A.
3.88%, 01/12/29 (g)	2,500	2,342
Virginia Electric and Power Company
3.75%, 05/15/27	930	909
Vistra Operations Company LLC
7.75%, 10/15/31 (g)	330	343
		124,241
Industrials 2.1%
Adani Ports and Special Economic Zone Limited
4.00%, 07/30/27 (d)	400	356
4.20%, 08/04/27 (d)	300	270
4.38%, 07/03/29 (d)	800	691
3.10%, 02/02/31 (d)	500	381
3.83%, 02/02/32 (d)	200	156
Advanced Drainage Systems, Inc.
5.00%, 09/30/27 (g)	360	350
6.38%, 06/15/30 (g)	705	714
Air Canada
3.88%, 08/15/26 (g)	530	507
Air Lease Corporation
1.88%, 08/15/26	1,595	1,466
American Airlines, Inc.
7.25%, 02/15/28 (g)	540	549
5.75%, 04/20/29 (g)	530	517
8.50%, 05/15/29 (g)	515	545
ARD Finance S.A.
6.50%, 06/30/27 (g) (h)	200	93
Ardagh Packaging Finance Public Limited Company
5.25%, 08/15/27 (a) (g)	255	198
Beacon Roofing Supply, Inc.
6.50%, 08/01/30 (g)	500	513
Berry Global, Inc.
1.65%, 01/15/27	1,515	1,365
Bioceanico Sovereign Certificate Limited
0.00%, 06/05/34 (d) (e)	607	436
Bombardier Inc.
7.88%, 04/15/27 (g)	470	470
8.75%, 11/15/30 (g)	415	442
Builders FirstSource, Inc.
5.00%, 03/01/30 (g)	400	386
4.25%, 02/01/32 (g)	410	370
Burlington Northern Santa Fe, LLC
5.20%, 04/15/54	1,630	1,700
Carrier Global Corporation
6.20%, 03/15/54 (g)	435	504
Clean Harbors, Inc.
5.13%, 07/15/29 (g)	135	130
Cornerstone Building Brands, Inc.
6.13%, 01/15/29 (g)	330	273
Corporation De Securite Garda World
4.63%, 02/15/27 (g)	625	601
6.00%, 06/01/29 (g)	320	288
CSX Corporation
3.80%, 11/01/46	5,815	4,831
Eaton Corporation
4.35%, 05/18/28	1,120	1,123
Element Fleet Management Corp.
6.32%, 12/04/28 (g)	2,170	2,242
Empresa de Transporte de Pasajeros Metro S.A.
5.00%, 01/25/47 (g)	1,095	952
Fideicomiso Patrimonio Autonomo Panamericana
8.25%, 01/15/35 (d)	455	423
Fortress Transportation And Infrastructure Investors LLC
7.88%, 12/01/30 (g)	620	646
GFL Environmental Inc.
6.75%, 01/15/31 (g)	255	263
Griffon Corporation
5.75%, 03/01/28	420	413
Jacobs Engineering Group Inc.
5.90%, 03/01/33	1,565	1,602
Jeld-Wen, Inc.
4.88%, 12/15/27 (g)	555	532
Lima Metro Line 2 Finance Limited
5.88%, 07/05/34 (d)	1,733	1,709
Madison IAQ LLC
4.13%, 06/30/28 (g)	335	306
5.88%, 06/30/29 (g)	325	287

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
MV24 Capital B.V.
6.75%, 06/01/34 (d)	1,371	1,278
Novelis Corporation
4.75%, 01/30/30 (g)	435	410
Owens Corning
4.40%, 01/30/48	2,485	2,159
Pactiv Evergreen Group Issuer LLC
4.38%, 10/15/28 (g)	395	372
Parker-Hannifin Corporation
4.25%, 09/15/27	1,125	1,115
Penske Truck Leasing Co., L.P.
5.75%, 05/24/26 (g)	1,545	1,551
4.20%, 04/01/27 (g)	2,090	2,026
Pike Corporation
5.50%, 09/01/28 (g)	460	438
8.63%, 01/31/31 (g)	255	268
Regal Rexnord Corporation
6.05%, 02/15/26 (g) (m)	1,085	1,097
Roller Bearing Company of America, Inc.
4.38%, 10/15/29 (g)	385	357
Rumo Luxembourg SARL
4.20%, 01/18/32 (d)	200	171
Ryder System, Inc.
5.65%, 03/01/28	2,230	2,298
Seaspan Corporation
5.50%, 08/01/29 (g)	330	277
Simpar Europe
5.20%, 01/26/31 (d)	400	347
Spirit AeroSystems, Inc.
9.75%, 11/15/30 (g)	315	339
Standard Building Solutions Inc.
4.38%, 07/15/30 (g)	645	592
Sydney Airport Finance Company Pty Limited
3.38%, 04/30/25 (g)	2,650	2,584
3.63%, 04/28/26 (g)	1,973	1,908
The Boeing Company
2.95%, 02/01/30	2,535	2,286
3.75%, 02/01/50	1,520	1,182
Titan Acquisition Limited
7.75%, 04/15/26 (g)	385	387
TK Elevator U.S. Newco, Inc.
5.25%, 07/15/27 (g)	325	319
TMS International Corp.
6.25%, 04/15/29 (g)	220	184
TransDigm Inc.
5.50%, 11/15/27	520	510
6.88%, 12/15/30 (g)	505	520
Trident TPI Holdings, Inc.
12.75%, 12/31/28 (g)	355	383
Triton Container International Limited
1.15%, 06/07/24 (g)	920	900
3.25%, 03/15/32	1,725	1,377
United Airlines Pass Through Certificates, Series 2015-1
4.63%, 04/15/29 (g)	715	666
Veralto Corporation
5.35%, 09/18/28 (g)	1,545	1,581
Weir Group PLC(The)
2.20%, 05/13/26 (g)	2,920	2,721
XPO, Inc.
7.13%, 06/01/31 (g)	650	675
		62,878
Energy 2.0%
Aethon United BR LP
8.25%, 02/15/26 (g)	305	307
AI Candelaria (Spain), S.L.U
7.50%, 12/15/28 (d)	619	587
5.75%, 06/15/33 (g)	1,000	775
5.75%, 06/15/33 (d)	1,500	1,163
Antero Midstream Partners LP
5.75%, 03/01/27 (g)	554	550
Antero Resources Corporation
5.38%, 03/01/30 (g)	310	298
Bip-V Chinook
5.50%, 06/15/31 (g)	1,010	957
Blue Racer Midstream, LLC
7.63%, 12/15/25 (g)	30	30
BP Capital Markets America Inc.
4.89%, 09/11/33	2,325	2,367
2.94%, 06/04/51	1,350	939
Callon Petroleum Company
7.50%, 06/15/30 (g)	550	556
Canacol Energy Ltd.
5.75%, 11/24/28 (d)	1,400	1,023
Cheniere Energy, Inc.
4.63%, 10/15/28	2,370	2,314
Chesapeake Energy Corporation
5.88%, 02/01/29 (g)	420	412
Chord Energy Corporation
6.38%, 06/01/26 (g)	500	501
Civitas Resources, Inc.
8.38%, 07/01/28 (g)	550	575
CNX Midstream Partners LP
4.75%, 04/15/30 (g)	470	416
CNX Resources Corporation
6.00%, 01/15/29 (g)	425	408
Cosan Luxembourg S.A.
7.50%, 06/27/30 (g)	600	625
CSI Compressco LP
7.50%, 04/01/25 (g)	380	380
Ecopetrol S.A.
5.88%, 05/28/45 - 11/02/51	3,150	2,402
EIG Pearl Holdings S.a r.l.
3.55%, 08/31/36 (d)	900	787
Empresa Electrica Cochrane SpA
5.50%, 05/14/27 (d)	472	446
Enable Midstream Partners, LP
4.40%, 03/15/27	1,380	1,350
5.00%, 05/15/44 (f)	2,625	2,298
Energy Transfer LP
4.75%, 01/15/26	2,285	2,270
EQM Midstream Partners, LP
6.50%, 07/01/27 (g)	540	551
4.75%, 01/15/31 (g)	415	388
Exxon Mobil Corporation
4.23%, 03/19/40	2,235	2,065
Geopark Limited
5.50%, 01/17/27 (d)	600	531
Gran Tierra Energy Inc.
9.50%, 10/15/29 (g)	1,833	1,604
Guara Norte S.a r.l.
5.20%, 06/15/34 (d)	942	860
Gulfport Energy Operating Corporation
8.00%, 05/17/26 (g)	219	222
8.00%, 05/17/26	—	—
Halliburton Company
4.85%, 11/15/35	925	911
Hess Infrastructure Partners LP
4.25%, 02/15/30 (g)	335	310
5.50%, 10/15/30 (g)	370	360
Hilcorp Energy I, L.P.
6.25%, 11/01/28 (g)	540	539
8.38%, 11/01/33 (g)	105	112
Kinder Morgan Energy Partners, L.P.
6.95%, 01/15/38	3,805	4,225
Leeward Renewable Energy Operations, LLC
4.25%, 07/01/29 (g)	420	365
Marathon Petroleum Corporation
5.13%, 12/15/26	1,810	1,829
MC Brazil Downstream Trading S.a r.l.
7.25%, 06/30/31 (d)	290	227
Nabors Industries Ltd.
7.25%, 01/15/26 (g)	160	153
Nabors Industries, Inc.
9.13%, 01/31/30 (g)	330	333
NGL Energy Operating LLC
7.50%, 02/01/26 (g)	400	404
NGL Energy Partners LP
7.50%, 04/15/26	150	149

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
NGPL PipeCo LLC
3.25%, 07/15/31 (g)	1,055	916
NuStar Logistics, L.P.
6.00%, 06/01/26	510	509
Occidental Petroleum Corporation
6.63%, 09/01/30	2,170	2,308
ONEOK, Inc.
3.40%, 09/01/29	1,235	1,138
6.63%, 09/01/53	1,070	1,199
Parkland Corporation
4.50%, 10/01/29 (g)	430	396
4.63%, 05/01/30 (g)	300	278
PBF Holding Company LLC
6.00%, 02/15/28	220	215
Permian Resources Operating, LLC
7.00%, 01/15/32 (g)	530	547
Petrobras Global Finance B.V.
6.75%, 06/03/50 (a)	300	291
Petroleos del Peru - Petroperu S.A.
4.75%, 06/19/32 (d)	1,000	710
5.63%, 06/19/47 (d)	600	372
Petroleos Mexicanos
6.75%, 09/21/47	1,000	655
Sabine Pass Liquefaction, LLC
5.00%, 03/15/27	1,770	1,779
Sitio Royalties Operating Partnership, LP
7.88%, 11/01/28 (g)	260	269
Southwestern Energy Company
4.75%, 02/01/32	420	390
Sunoco LP
6.00%, 04/15/27	225	226
4.50%, 05/15/29	160	149
Tervita Corporation
11.00%, 12/01/25 (g)	246	258
TransCanada PipeLines Limited
4.63%, 03/01/34	3,000	2,841
Transocean Inc
8.00%, 02/01/27 (g)	220	216
UEP Penonome II S.A.
6.50%, 10/01/38 (g)	1,453	1,105
Venture Global LNG, Inc.
8.13%, 06/01/28 (g)	365	369
8.38%, 06/01/31 (g)	235	235
9.88%, 02/01/32 (g)	260	271
Weatherford International Ltd.
6.50%, 09/15/28 (g)	202	210
8.63%, 04/30/30 (g)	510	532
		59,258
Health Care 1.7%
1375209 BC Ltd
9.00%, 01/30/28 (a) (g)	87	85
AbbVie Inc.
4.70%, 05/14/45	4,980	4,739
AdaptHealth LLC
5.13%, 03/01/30 (g)	320	252
Amgen Inc.
5.25%, 03/02/30	2,215	2,282
5.75%, 03/02/63	1,805	1,897
Bausch + Lomb Corporation
8.38%, 10/01/28 (g)	650	686
Bausch Health Companies Inc.
6.13%, 02/01/27 (g)	190	128
4.88%, 06/01/28 (g)	505	305
11.00%, 09/30/28 (g)	205	149
14.00%, 10/15/30 (g)	30	17
Becton, Dickinson and Company
4.69%, 02/13/28	2,080	2,093
Catalent Pharma Solutions, Inc.
3.50%, 04/01/30 (g)	225	197
Centene Corporation
2.50%, 03/01/31	3,880	3,226
Community Health Systems, Inc.
6.00%, 01/15/29 (g)	285	257
4.75%, 02/15/31 (g)	395	311
CVS Health Corporation
5.13%, 02/21/30	1,115	1,135
5.30%, 06/01/33	2,310	2,370
5.88%, 06/01/53	2,300	2,419
Elevance Health, Inc.
2.38%, 01/15/25	1,975	1,920
4.55%, 05/15/52	790	722
Encompass Health Corporation
4.75%, 02/01/30	60	56
4.63%, 04/01/31	475	437
Endo Luxembourg Finance Company I S.a r.l.
0.00%, 04/01/29 (g) (j) (k)	175	112
Fortrea Holdings Inc.
7.50%, 07/01/30 (g)	580	597
Gilead Sciences, Inc.
5.55%, 10/15/53	1,330	1,442
HCA Inc.
5.38%, 02/01/25	3,350	3,344
4.13%, 06/15/29	2,140	2,048
IQVIA Inc.
6.25%, 02/01/29 (g)	1,505	1,573
Legacy Lifepoint Health, LLC
4.38%, 02/15/27 (g)	285	264
Merck & Co., Inc.
4.50%, 05/17/33	1,580	1,593
ModivCare Inc.
5.00%, 10/01/29 (g)	565	462
Mozart Debt Merger Sub Inc.
5.25%, 10/01/29 (g)	795	751
Organon & Co.
5.13%, 04/30/31 (g)	560	477
Owens & Minor, Inc.
6.63%, 04/01/30 (g)	520	497
Pfizer Investment Enterprises Pte. Ltd
4.75%, 05/19/33	1,735	1,735
Radiology Partners, Inc.
9.25%, 02/01/28 (g)	85	44
Royalty Pharma PLC
2.15%, 09/02/31	2,895	2,362
RP Escrow Issuer LLC
5.25%, 12/15/25 (a) (g)	140	113
Select Medical Corporation
6.25%, 08/15/26 (g)	405	407
Tenet Healthcare Corporation
6.25%, 02/01/27	335	336
6.13%, 10/01/28 - 06/15/30	975	982
UnitedHealth Group Incorporated
5.05%, 04/15/53	2,800	2,834
4.95%, 05/15/62	1,100	1,082
Viatris Inc.
1.65%, 06/22/25	1,435	1,359
Zimmer Biomet Holdings, Inc.
5.35%, 12/01/28	1,245	1,283
		51,380
Communication Services 1.6%
Acuris Finance
5.00%, 05/01/28 (g)	675	552
Altice Financing S.A.
5.00%, 01/15/28 (g)	245	223
Altice France
6.00%, 02/15/28 (g)	435	207
Altice France Holding S.A.
5.50%, 10/15/29 (g)	470	368
AMC Entertainment Holdings, Inc.
7.50%, 02/15/29 (g)	135	94
Arches Buyer Inc.
4.25%, 06/01/28 (g)	135	122
AT&T Inc.
2.75%, 06/01/31	5,290	4,636
3.50%, 09/15/53	6,673	4,845
C&W Senior Financing Designated Activity Company
6.88%, 09/15/27 (d)	950	888
CCO Holdings, LLC
5.13%, 05/01/27 (g)	545	527

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
4.75%, 03/01/30 (g)	735	672
4.50%, 08/15/30 (g)	380	343
4.75%, 02/01/32 (g)	385	339
4.25%, 01/15/34 (g)	215	175
Charter Communications Operating, LLC
4.91%, 07/23/25	2,248	2,227
3.50%, 03/01/42	2,665	1,858
Clear Channel Outdoor Holdings, Inc.
9.00%, 09/15/28 (g)	180	188
7.50%, 06/01/29 (a) (g)	185	154
Comcast Corporation
3.95%, 10/15/25	1,350	1,331
3.40%, 04/01/30	2,480	2,321
Commscope Technologies LLC
5.00%, 03/15/27 (g)	185	78
Commscope, Inc.
4.75%, 09/01/29 (g)	300	203
Consolidated Communications, Inc.
5.00%, 10/01/28 (g)	295	242
CSC Holdings, LLC
6.50%, 02/01/29 (g)	455	405
5.75%, 01/15/30 (g)	505	314
CT Trust
5.13%, 02/03/32 (d)	1,300	1,129
DIRECTV Financing, LLC
5.88%, 08/15/27 (g)	325	305
DISH DBS Corporation
5.88%, 11/15/24	55	52
5.75%, 12/01/28 (g)	540	437
5.13%, 06/01/29	285	147
Frontier Communications Holdings, LLC
5.88%, 11/01/29 (a)	224	190
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (g)	130	125
5.00%, 05/01/28 (g)	260	240
GCI, LLC
4.75%, 10/15/28 (g)	380	351
Intelsat Jackson Holdings S.A.
6.50%, 03/15/30 (g)	310	297
Level 3 Financing, Inc.
4.25%, 07/01/28 (g)	305	152
10.50%, 05/15/30 (g)	390	381
Live Nation Entertainment, Inc.
6.50%, 05/15/27 (g)	260	265
Lumen Technologies Inc.
4.00%, 02/15/27 (g)	195	124
8.00%, 06/01/36	230	142
Match Group Holdings II, LLC
5.00%, 12/15/27 (g)	570	556
Meta Platforms, Inc.
3.85%, 08/15/32	2,465	2,346
4.45%, 08/15/52	2,660	2,441
Millicom International Cellular SA
6.63%, 10/15/26 (d)	540	528
5.13%, 01/15/28 (d)	360	336
6.25%, 03/25/29 (d)	810	769
MVC Acquisition Corp.
5.75%, 08/01/28 (g)	545	526
NBN Co Limited
1.45%, 05/05/26 (g)	2,100	1,942
Netflix, Inc.
4.88%, 04/15/28	1,135	1,147
Network I2I Limited
5.65%, (100, 01/15/25) (d) (i)	400	394
News Corporation
5.13%, 02/15/32 (g)	160	153
Outfront Media Capital Corporation
7.38%, 02/15/31 (g)	200	211
Radiate HoldCo, LLC
4.50%, 09/15/26 (g)	135	103
6.50%, 09/15/28 (g)	120	59
Scripps Escrow II, Inc.
3.88%, 01/15/29 (g)	205	181
Sirius XM Radio Inc.
5.50%, 07/01/29 (g)	885	858
4.13%, 07/01/30 (g)	540	483
Telesat Canada
4.88%, 06/01/27 (g)	55	33
6.50%, 10/15/27 (g)	130	61
The Interpublic Group of Companies, Inc.
5.40%, 10/01/48	1,785	1,684
T-Mobile USA, Inc.
2.25%, 02/15/26	2,340	2,219
4.75%, 02/01/28	1,150	1,147
3.40%, 10/15/52	2,630	1,918
Townsquare Media, Inc.
6.88%, 02/01/26 (g)	415	407
Verizon Communications Inc.
3.88%, 03/01/52	875	708
VTR Comunicaciones SpA
5.13%, 01/15/28 (d)	400	191
VTR Finance N.V.
6.38%, 07/15/28 (d)	300	77
		49,127
Consumer Discretionary 1.4%
Academy, Ltd.
6.00%, 11/15/27 (g)	755	745
Acushnet Company
7.38%, 10/15/28 (g)	265	277
American Axle & Manufacturing, Inc.
5.00%, 10/01/29	210	186
Ashton Woods USA L.L.C.
4.63%, 04/01/30 (g)	595	537
BCPE Empire Holdings, Inc.
7.63%, 05/01/27 (g)	470	454
Caesars Entertainment, Inc.
4.63%, 10/15/29 (g)	480	434
Carnival Corporation
5.75%, 03/01/27 (g)	670	653
9.88%, 08/01/27 (g)	530	556
7.00%, 08/15/29 (g)	340	355
Clarios Global LP
6.25%, 05/15/26 (g)	132	132
6.75%, 05/15/28 (g)	530	546
Dana Incorporated
5.38%, 11/15/27	120	119
5.63%, 06/15/28 (a)	310	307
4.25%, 09/01/30	95	85
Dealer Tire, LLC
8.00%, 02/01/28 (g)	210	208
Dornoch Debt Merger Subordinated Incorporated
6.63%, 10/15/29 (g)	390	351
Everi Holdings Inc.
5.00%, 07/15/29 (g)	625	570
Expedia Group, Inc.
5.00%, 02/15/26	1,120	1,120
3.80%, 02/15/28	2,135	2,057
2.95%, 03/15/31 (m)	304	267
Ferrellgas Escrow, LLC
5.38%, 04/01/26 (g)	330	323
Fertitta Entertainment LLC
6.75%, 01/15/30 (g)	365	320
Ford Motor Company
3.25%, 02/12/32	2,780	2,314
Full House Resorts, Inc.
8.25%, 02/15/28 (g)	185	175
Golden Entertainment, Inc.
7.63%, 04/15/26 (g)	315	317
Group 1 Automotive, Inc.
4.00%, 08/15/28 (g)	275	255
Hyundai Capital America
2.65%, 02/10/25 (g)	4,570	4,434
Installed Building Products, Inc.
5.75%, 02/01/28 (g)	425	414
Light & Wonder, Inc.
6.63%, 03/01/30 (g)	550	514
Light and Wonder International, Inc.
7.25%, 11/15/29 (g)	245	251

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Lions Gate Capital Holdings LLC
5.50%, 04/15/29 (a) (g)	130	96
Lowe`s Companies, Inc.
4.40%, 09/08/25	1,375	1,365
5.63%, 04/15/53	1,395	1,463
LSF9 Atlantis Holdings, LLC
7.75%, 02/15/26 (g)	375	360
M/I Homes, Inc.
4.95%, 02/01/28	380	366
Macys Retail Holdings
5.88%, 04/01/29 (a) (g)	250	240
Magnum Management Corporation
5.25%, 07/15/29	550	518
Marriott International, Inc.
3.13%, 06/15/26	2,350	2,257
2.75%, 10/15/33 (m)	2,860	2,356
Mattamy Homes Limited
4.63%, 03/01/30 (g)	645	598
McDonald's Corporation
4.45%, 03/01/47	2,580	2,353
Midwest Gaming Borrower, LLC
4.88%, 05/01/29 (g)	405	377
Murphy Oil USA, Inc.
4.75%, 09/15/29	335	318
NCL Corporation Ltd.
5.88%, 03/15/26 (g)	165	161
8.38%, 02/01/28 (g)	315	334
O'Reilly Automotive, Inc.
5.75%, 11/20/26	1,075	1,101
PENN Entertainment, Inc.
4.13%, 07/01/29 (a) (g)	200	172
PetSmart, Inc.
4.75%, 02/15/28 (g)	830	780
7.75%, 02/15/29 (g)	500	487
Premier Entertainment Sub, LLC
5.63%, 09/01/29 (a) (g)	265	210
Royal Caribbean Cruises Ltd.
5.50%, 08/31/26 (g)	525	521
7.25%, 01/15/30 (g)	80	84
Sonic Automotive, Inc.
4.63%, 11/15/29 (g)	525	478
SRS Distribution Inc.
4.63%, 07/01/28 (g)	315	300
6.13%, 07/01/29 (g)	290	275
Staples, Inc.
7.50%, 04/15/26 (g)	175	163
10.75%, 04/15/27 (g)	135	99
Station Casinos LLC
4.63%, 12/01/31 (g)	305	276
Superior Plus LP
4.50%, 03/15/29 (g)	455	421
SWF Escrow Issuer Corporation
6.50%, 10/01/29 (g)	180	129
Tapestry, Inc.
7.05%, 11/27/25 (m)	1,100	1,124
The Gap, Inc.
3.88%, 10/01/31 (g)	385	317
The Goodyear Tire & Rubber Company
5.25%, 07/15/31	460	419
Univision Communications Inc.
4.50%, 05/01/29 (g)	325	290
7.38%, 06/30/30 (g)	115	115
Upbound Group, Inc.
6.38%, 02/15/29 (g)	170	160
Victoria's Secret & Co.
4.63%, 07/15/29 (a) (g)	260	217
Viking Cruises Limited
5.88%, 09/15/27 (g)	560	546
9.13%, 07/15/31 (g)	480	514
Wheel Pros, Inc.
6.50%, 05/15/29 (g)	130	39
Wyndham Hotels & Resorts, Inc.
4.38%, 08/15/28 (g)	585	547
Yum! Brands, Inc.
4.75%, 01/15/30 (g)	370	358
		42,580
Consumer Staples 1.3%
Adani International Container Terminal Private Limited
3.00%, 02/16/31 (d)	799	659
3.00%, 02/16/31 (g)	532	439
Agrosuper S.A.
4.60%, 01/20/32 (d)	1,200	1,033
Allied Universal Holdco LLC
6.63%, 07/15/26 (g)	420	418
9.75%, 07/15/27 (g)	340	333
6.00%, 06/01/29 (g)	435	356
APi Escrow Corp.
4.75%, 10/15/29 (g)	480	450
BRF S.A.
4.88%, 01/24/30 (d)	600	525
Constellation Brands, Inc.
3.15%, 08/01/29	1,635	1,519
2.88%, 05/01/30	875	783
Cosan Overseas Limited
8.25%, (100, 02/05/24) (d) (i)	1,300	1,297
Coty Inc.
5.00%, 04/15/26 (g)	405	399
6.50%, 04/15/26 (g)	245	245
6.63%, 07/15/30 (g)	610	627
Dollar General Corporation
4.25%, 09/20/24	1,100	1,092
Dollar Tree, Inc.
4.00%, 05/15/25	4,050	3,980
3.38%, 12/01/51	705	488
Energizer Holdings, Inc.
6.50%, 12/31/27 (g)	225	225
Frigorifico Concepcion S.A.
7.70%, 07/21/28 (d)	400	334
Grifols Escrow Issuer S.A.
4.75%, 10/15/28 (g)	1,060	964
JBS USA Food Company
3.00%, 02/02/29	800	703
3.75%, 12/01/31	250	215
Kronos Acquisition Holdings Inc
5.00%, 12/31/26 (g)	320	312
Legends Hospitality Holding Company, LLC
5.00%, 02/01/26 (g)	345	344
Marfrig Holdings (Europe) B.V.
3.95%, 01/29/31 (d)	1,600	1,293
Matterhorn Merger Sub, LLC
8.50%, 06/01/26 (g)	295	28
Metis Merger Subordinated LLC
6.50%, 05/15/29 (g)	390	353
Minerva Luxembourg S.A.
4.38%, 03/18/31 (d)	1,700	1,400
8.88%, 09/13/33 (g)	200	212
Movida Europe S.A.
5.25%, 02/08/31 (d)	300	258
NBM US Holdings, Inc.
6.63%, 08/06/29 (d)	200	194
PECF USS Intermediate Holding III Corporation
8.00%, 11/15/29 (g)	85	38
PepsiCo, Inc.
3.60%, 02/18/28	1,370	1,342
Performance Food Group, Inc.
4.25%, 08/01/29 (g)	385	353
Philip Morris International Inc.
5.50%, 09/07/30	5,090	5,283
Post Holdings, Inc.
5.50%, 12/15/29 (g)	130	126
4.63%, 04/15/30 (g)	92	85
Primo Water Holdings Inc.
4.38%, 04/30/29 (g)	330	305
Rutas 2 And 7 Finance Ltd
0.00%, 09/30/36 (d) (e)	867	577
SEG Holding, LLC
5.63%, 10/15/28 (g)	630	635

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Smithfield Foods, Inc.
4.25%, 02/01/27 (g)	4,215	4,058
Spectrum Brands, Inc.
5.00%, 10/01/29 (g)	360	345
Sysco Corporation
6.00%, 01/17/34	3,410	3,690
Triton Water Holdings Incorporated
6.25%, 04/01/29 (g)	295	259
U.S. Foods Inc.
7.25%, 01/15/32 (g)	580	606
United Natural Foods, Inc.
6.75%, 10/15/28 (g)	290	235
VT Topco, Inc.
8.50%, 08/15/30 (g)	535	557
Wash Multifamily Acquisition Inc.
5.75%, 04/15/26 (g)	425	412
		40,384
Materials 1.3%
AngloGold Ashanti Holdings PLC
3.75%, 10/01/30	200	174
BHP Billiton Finance (USA) Limited
5.25%, 09/08/30	4,415	4,582
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (d)	550	310
Braskem Netherlands Finance B.V.
7.25%, 02/13/33 (d)	200	169
8.50%, 01/23/81 (d)	1,400	1,215
Cap S.A.
3.90%, 04/27/31 (d)	1,400	1,084
3.90%, 04/27/31 (g)	600	465
CCL Industries Inc.
3.05%, 06/01/30 (g)	1,835	1,603
CEMEX S.A.B. de C.V.
5.13%, (100, 06/08/26) (d) (i)	2,100	1,989
9.13%, (100, 03/14/28) (g) (i)	200	213
CF Industries, Inc.
5.38%, 03/15/44	2,540	2,433
Compania de Minas Buenaventura S.A.A.
5.50%, 07/23/26 (d)	1,062	1,013
CSN Resources S.A.
5.88%, 04/08/32 (d)	1,400	1,212
CVR Partners, LP
6.13%, 06/15/28 (g)	270	256
EverArc Escrow
5.00%, 10/30/29 (g)	190	164
Freeport-McMoRan Inc.
4.38%, 08/01/28	200	192
5.25%, 09/01/29	300	303
4.63%, 08/01/30	700	685
Glencore Funding LLC
1.63%, 04/27/26 (g)	2,190	2,032
GrafTech Finance Inc.
4.63%, 12/15/28 (g)	200	132
Illuminate Buyer LLC
9.00%, 07/01/28 (g)	410	395
Industrias Penoles, S.A.B. de C.V.
4.15%, 09/12/29 (d)	600	562
JSW Steel Limited
5.05%, 04/05/32 (d)	400	346
MATIV Holdings, Inc.
6.88%, 10/01/26 (g) (l)	355	340
MEGlobal Canada ULC
5.00%, 05/18/25 (d)	800	791
MOS Holdings Inc.
5.38%, 11/15/28	2,215	2,262
Nexa Resources S.A.
5.38%, 05/04/27 (d)	800	774
Olympus Water US Holding Corporation
4.25%, 10/01/28 (g)	345	312
6.25%, 10/01/29 (a) (g)	200	178
Packaging Corporation of America
3.40%, 12/15/27	2,390	2,277
PT Freeport Indonesia
5.32%, 04/14/32 (g)	400	394
6.20%, 04/14/52 (d)	300	299
Sasol Financing USA LLC
4.38%, 09/18/26	200	186
5.50%, 03/18/31	1,600	1,345
Sealed Air Corporation
7.25%, 02/15/31 (g)	325	345
SunCoke Energy, Inc.
4.88%, 06/30/29 (g)	510	460
The Scotts Miracle-Gro Company
4.50%, 10/15/29	380	340
Unifrax Escrow Issuer Corporation
5.25%, 09/30/28 (g)	335	244
Unigel Luxembourg SA
0.00%, 10/01/26 (d) (j) (k)	400	113
UPL Corporation Limited
4.50%, 03/08/28 (d)	700	619
4.63%, 06/16/30 (d)	800	674
Vedanta Resources Finance II PLC
9.25%, 04/23/26 (g)	1,300	793
Vedanta Resources Limited
6.13%, 08/09/24 (d)	1,400	931
W. R. Grace Holdings LLC
5.63%, 08/15/29 (g)	360	318
WestRock Company
3.75%, 03/15/25	4,050	3,974
		39,498
Information Technology 1.3%
Arrow Electronics, Inc.
3.88%, 01/12/28	1,935	1,840
Boxer Parent Company Inc.
7.13%, 10/02/25 (g)	35	35
Broadcom Inc.
3.42%, 04/15/33 (g)	4,035	3,546
3.19%, 11/15/36 (g)	2,990	2,422
Castle United States Holding Corporation
9.50%, 02/15/28 (g)	140	72
Central Parent Inc.
8.00%, 06/15/29 (g)	395	412
Clarivate Science Holdings Corporation
4.88%, 07/01/29 (g)	270	253
Coherent Corp.
5.00%, 12/15/29 (g)	230	219
Fortinet, Inc.
1.00%, 03/15/26	2,432	2,231
Foundry JV Holdco LLC
5.88%, 01/25/34 (g)	1,000	1,030
Helios Software Holdings, Inc.
4.63%, 05/01/28 (g)	650	594
Hewlett Packard Enterprise Company
5.90%, 10/01/24	1,780	1,784
Intuit Inc.
5.50%, 09/15/53	2,195	2,405
Marvell Technology, Inc.
2.95%, 04/15/31	5,330	4,656
Minerva Merger Sub Inc
6.50%, 02/15/30 (g)	415	377
NetApp, Inc.
1.88%, 06/22/25	2,365	2,251
NXP B.V.
3.88%, 06/18/26	2,280	2,221
Oracle Corporation
6.25%, 11/09/32	1,290	1,403
3.80%, 11/15/37	810	690
Renesas Electronics Corporation
2.17%, 11/25/26 (g) (m)	4,905	4,489
Texas Instruments Incorporated
5.00%, 03/14/53	660	676
The Dun & Bradstreet Corporation
5.00%, 12/15/29 (g)	655	611
TSMC Global Limited
1.25%, 04/23/26 (g)	2,900	2,678
Virtusa Corporation
7.13%, 12/15/28 (g)	125	107

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Workday, Inc.
3.70%, 04/01/29	2,430	2,336
		39,338
Real Estate 1.1%
Agree Limited Partnership
2.60%, 06/15/33	1,160	922
Alexandria Real Estate Equities, Inc.
3.00%, 05/18/51	2,400	1,587
5.15%, 04/15/53	465	447
American Tower Corporation
3.38%, 10/15/26	5,000	4,789
5.55%, 07/15/33	1,150	1,192
Anywhere Real Estate Group LLC
5.25%, 04/15/30 (a) (g)	235	175
COPT Defense Properties
2.90%, 12/01/33	2,010	1,573
Crown Castle Inc.
3.65%, 09/01/27	9,700	9,213
Equinix, Inc.
1.80%, 07/15/27	2,530	2,291
2.15%, 07/15/30	2,250	1,905
Host Hotels & Resorts, L.P.
2.90%, 12/15/31 (m)	2,745	2,309
Invitation Homes Operating Partnership LP
5.45%, 08/15/30	2,915	2,939
2.70%, 01/15/34	2,175	1,738
Iron Mountain Incorporated
7.00%, 02/15/29 (g)	460	474
4.50%, 02/15/31 (g)	275	250
Park Intermediate Holdings LLC
4.88%, 05/15/29 (g)	740	690
Sabra Health Care Limited Partnership
3.20%, 12/01/31	500	410
Uniti Group Inc.
10.50%, 02/15/28 (g)	250	254
XHR LP
6.38%, 08/15/25 (g)	280	279
4.88%, 06/01/29 (g)	740	682
		34,119
Total Corporate Bonds And Notes (cost $765,570)		713,757
SENIOR FLOATING RATE INSTRUMENTS 3.1%
Industrials 1.0%
Access CIG, LLC
2023 Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 08/15/28 (b)	564	564
AI Aqua Merger Sub, Inc.
2021 1st Lien Term Loan B, 9.09%, (1 Month Term SOFR + 3.75%), 06/17/28 (b)	660	659
Air Canada
2021 Term Loan B, 9.14%, (3 Month Term SOFR + 3.50%), 07/27/28 (b)	266	266
AlixPartners, LLP
2021 USD Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 02/04/28 (b)	595	597
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 05/04/28 (b)	674	670
AllSpring Buyer LLC
Term Loan B, 8.95%, (3 Month Term SOFR + 3.25%), 04/21/28 (b)	664	661
American Airlines, Inc.
2021 Term Loan, 10.43%, (3 Month Term SOFR + 4.75%), 03/10/28 (b)	383	392
2023 1st Lien Term Loan, 8.87%, (3 Month Term SOFR + 3.50%), 05/29/29 (b)	494	495
APX Group, Inc.
2021 Term Loan B, 8.92%, (Prime + 3.25%), 07/01/28 (b)	486	486
2021 Term Loan B, 10.75%, (Prime + 2.25%), 07/01/28 (b)	1	1
BCPE Empire Holdings, Inc.
2023 Extended Term Loan, 10.10%, (1 Month Term SOFR + 4.75%), 06/23/33 (b)	616	617
Brookfield WEC Holdings Inc.
2021 Term Loan, 8.21%, (1 Month Term SOFR + 2.75%), 08/01/25 (b)	606	607
Brown Group Holding, LLC
Term Loan B, 8.20%, (1 Month Term SOFR + 2.75%), 12/31/24 (b)	58	59
Carnival Corporation
2023 Term Loan B, 8.36%, (SOFR + 3.00%), 08/01/27 (b)	124	124
2021 Incremental Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 10/08/28 (b)	565	565
Castlelake Aviation Limited
Term Loan B, 8.12%, (3 Month Term SOFR + 2.75%), 10/22/26 (b)	539	539
CHG Healthcare Services Inc.
2021 Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 09/22/28 (b)	656	656
Clear Channel Outdoor Holdings, Inc.
Term Loan B, 9.15%, (3 Month Term SOFR + 3.50%), 08/08/26 (b)	446	440
Columbus McKinnon Corporation
2021 Term Loan B, 8.39%, (SOFR + 2.75%), 04/07/28 (b)	41	41
Constant Contact Inc
Term Loan, 9.69%, (3 Month Term SOFR + 4.00%), 12/31/24 (b)	311	303
Cornerstone Building Brands, Inc.
2021 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 04/12/28 (b)	218	218
CQP Holdco LP
2023 4th Amendment Term Loan, 0.00%, (3 Month Term SOFR + 3.00%), 12/31/30 (b) (n)	415	416
Deerfield Dakota Holding, LLC
2020 USD Term Loan B, 9.14%, (3 Month Term SOFR + 3.75%), 03/05/27 (b)	563	556
DG Investment Intermediate Holdings 2, Inc.
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 12/31/24 (b)	461	456
2021 2nd Lien Term Loan, 12.21%, (1 Month Term SOFR + 6.75%), 03/18/29 (b)	80	72
Dynasty Acquisition Co., Inc.
2023 Term Loan B1, 9.34%, (1 Month Term SOFR + 4.00%), 08/16/28 (b)	456	457
2023 Term Loan B2, 9.34%, (1 Month Term SOFR + 4.00%), 08/16/28 (b)	196	196
EAB Global, Inc.
2021 Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 12/31/24 (b)	404	403
Echo Global Logistics, Inc.
Term Loan, 8.95%, (1 Month Term SOFR + 3.50%), 11/09/28 (b)	205	200
Edelman Financial Center, LLC
2018 2nd Lien Term Loan, 12.21%, (1 Month Term SOFR + 6.75%), 06/26/26 (b)	185	184
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 03/15/28 (b)	359	359
Eisner Advisory Group LLC
Term Loan, 10.71%, (1 Month Term SOFR + 5.25%), 12/31/24 (b)	269	269
Element Materials Technology Group US Holdings Inc
2022 USD Delayed Draw Term Loan, 9.74%, (3 Month Term SOFR + 4.25%), 04/12/29 (b)	78	77
2022 USD Term Loan, 9.74%, (3 Month Term SOFR + 4.25%), 04/12/29 (b)	169	167
Everi Holdings Inc.
2021 Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 12/31/24 (b)	152	152
Fertitta Entertainment, LLC
2022 Term Loan B, 9.35%, (SOFR + 4.00%), 01/13/29 (b) (h)	661	661
First Advantage Holdings, LLC
2021 Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 01/31/27 (b)	438	439
Focus Financial Partners, LLC
2021 Term Loan B4, 7.85%, (1 Month Term SOFR + 2.50%), 12/31/24 (b) (h)	756	755

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
2023 Term Loan B6, 8.85%, (1 Month Term SOFR + 3.50%), 06/30/28 (b)	85	85
Fortrea Holdings Inc
Term Loan B, 9.10%, (1 Month Term SOFR + 3.75%), 06/12/30 (b)	75	75
Garda World Security Corporation
2021 Term Loan B, 9.72%, (3 Month Term SOFR + 4.25%), 10/30/26 (b)	326	327
2022 Term Loan B, 9.62%, (3 Month Term SOFR + 4.25%), 02/10/29 (b)	281	281
Gates Global LLC
2022 Term Loan B4, 8.35%, (1 Month Term SOFR + 3.00%), 11/09/29 (b)	119	119
GTCR W Merger Sub LLC
Term Loan, 0.00%, (SOFR + 3.00%), 09/21/30 (b) (n)	540	542
HighTower Holdings LLC
2021 Term Loan B, 9.64%, (3 Month Term SOFR + 4.00%), 04/08/26 (b)	499	497
Homeserve USA Holding Corp
Term Loan, 8.36%, (1 Month Term SOFR + 3.00%), 10/12/30 (b)	400	401
Kenan Advantage Group, Inc.
2021 Term Loan B1, 9.21%, (1 Month Term SOFR + 3.75%), 12/31/24 (b)	608	604
Kestrel Bidco Inc.
Term Loan B, 8.46%, (3 Month Term SOFR + 3.00%), 07/31/26 (b)	348	347
KKR Apple Bidco, LLC
2021 Term Loan, 8.21%, (1 Month Term SOFR + 2.75%), 07/14/28 (b)	289	288
LaserShip, Inc.
2021 Term Loan, 10.40%, (3 Month Term SOFR + 4.50%), 04/30/28 (b)	250	229
2021 2nd Lien Term Loan, 13.40%, (SOFR + 7.50%), 05/07/29 (b)	75	62
LBM Acquisition LLC
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 12/08/27 (b)	417	411
Madison IAQ LLC
Term Loan, 8.72%, (1 Month Term SOFR + 3.25%), 06/15/28 (b)	657	654
MedAssets Software Intermediate Holdings, Inc.
2021 Term Loan, 9.46%, (1 Month Term SOFR + 4.00%), 11/18/28 (b)	368	292
Mileage Plus Holdings LLC
2020 Term Loan B, 10.77%, (3 Month Term SOFR + 5.25%), 06/21/27 (b)	249	257
Minotaur Acquisition, Inc.
Term Loan B, 10.20%, (1 Month Term SOFR + 4.75%), 02/27/26 (b)	510	509
Mirion Technologies, Inc.
2021 Term Loan, 8.40%, (3 Month Term SOFR + 2.75%), 10/05/28 (b)	356	357
OMNIA Partners LLC
Term Loan B, 9.63%, (3 Month Term SOFR + 4.25%), 07/19/30 (b)	219	221
Parexel International Corporation
2021 1st Lien Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 08/10/28 (b)	1,091	1,097
PMHC II, Inc.
2022 Term Loan B, 9.81%, (SOFR + 4.25%), 02/03/29 (b)	342	326
PUG LLC
USD Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 01/31/27 (b)	612	601
2021 Incremental Term Loan B, 9.71%, (1 Month Term SOFR + 4.25%), 02/13/27 (b)	79	78
Quikrete Holdings, Inc.
2023 Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 03/18/29 (b)	244	244
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 9.17%, (3 Month Term SOFR + 3.75%), 09/16/27 (b)	236	241
SMG US Midco 2, Inc.
2020 Term Loan, 8.14%, (SOFR + 2.50%), 01/23/25 (b)	600	600
Southern Veterinary Partners, LLC
Term Loan, 9.46%, (1 Month Term SOFR + 4.00%), 10/05/27 (b)	652	649
Spin Holdco Inc.
2021 Term Loan, 9.62%, (3 Month Term SOFR + 4.00%), 02/26/28 (b)	312	273
Spirit Aerosystems, Inc.
2022 Term Loan, 9.63%, (SOFR + 4.25%), 11/23/27 (b)	158	158
SRS Distribution Inc.
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 05/20/28 (b)	657	658
Tamko Building Products, LLC
2023 Term Loan, 8.87%, (3 Month Term SOFR + 3.50%), 09/13/30 (b)	229	230
Tecta America Corp.
2021 Term Loan, 9.46%, (1 Month Term SOFR + 4.00%), 12/31/24 (b)	303	303
Tempo Acquisition LLC
2023 Term Loan B, 8.10%, (1 Month Term SOFR + 2.75%), 08/31/28 (b)	265	266
Tiger Acquisition, LLC
2021 Term Loan, 8.70%, (1 Month Term SOFR + 3.25%), 05/21/28 (b)	238	237
TransDigm, Inc.
2023 Term Loan I, 8.64%, (3 Month Term SOFR + 3.25%), 08/10/28 (b)	734	737
2023 Term Loan J, 8.60%, (SOFR + 3.25%), 02/28/31 (b)	190	191
Travelport Finance (Luxembourg) S.a.r.l.
2020 Super Priority Term Loan, 14.28%, (3 Month Term SOFR + 7.00%), 02/28/25 (b) (h)	285	275
United Airlines, Inc.
2021 Term Loan B, 9.22%, (3 Month Term SOFR + 3.75%), 04/14/28 (b)	649	650
Verscend Holding Corp.
2021 Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 08/27/25 (b)	802	803
Vertical US Newco Inc
Term Loan B, 9.38%, (SOFR + 3.50%), 07/29/27 (b)	537	538
Viad Corp
Initial Term Loan, 10.46%, (1 Month Term SOFR + 5.00%), 12/31/24 (b)	290	289
VT Topco, Inc.
2023 Term Loan B, 9.60%, (1 Month Term SOFR + 4.25%), 08/03/30 (b)	165	166
Worldwide Express Operations, LLC
2021 1st Lien Term Loan, 9.65%, (3 Month Term SOFR + 4.00%), 07/22/28 (b)	107	104
		31,051
Information Technology 0.6%
Applied Systems, Inc.
2021 2nd Lien Term Loan, 12.14%, (3 Month Term SOFR + 6.75%), 09/19/25 (b)	390	392
2022 Extended 1st Lien Term Loan, 9.89%, (3 Month Term SOFR + 4.50%), 09/19/26 (b)	798	800
Ascend Learning, LLC
2021 Term Loan, 8.95%, (1 Month Term SOFR + 3.50%), 11/18/28 (b)	507	498
2021 2nd Lien Term Loan, 11.20%, (1 Month Term SOFR + 5.75%), 11/18/29 (b)	130	111
Astra Acquisition Corp.
2021 1st Lien Term Loan, 10.90%, (3 Month Term SOFR + 5.25%), 10/20/28 (b)	270	173
2021 2nd Lien Term Loan, 14.53%, (3 Month Term SOFR + 8.88%), 10/22/29 (b)	280	129
Athenahealth Group, Inc.
2022 Term Loan B, 8.60%, (1 Month Term SOFR + 3.25%), 01/27/29 (b)	663	659
Banff Merger Sub Inc
2021 USD Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 10/01/25 (b)	407	408
Boxer Parent Co Inc
Term Loan, 0.00%, (SOFR + 4.25%), 12/08/28 (b) (n)	755	759

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Camelot U.S. Acquisition LLC
2020 Incremental Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 10/30/26 (b)	15	15
Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 10/31/26 (b)	552	552
Castle US Holding Corporation
USD Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 02/28/27 (b)	626	439
Central Parent Inc.
2023 Term Loan B, 9.41%, (SOFR + 4.00%), 07/06/29 (b)	543	545
Conservice Midco, LLC
2020 Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 05/07/27 (b)	310	310
CoreLogic, Inc.
Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 04/14/28 (b)	581	564
Cornerstone OnDemand, Inc.
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 09/08/26 (b)	243	235
Cyxtera DC Holdings, Inc.
Term Loan B, 0.00%, 03/15/24 (b) (j) (k)	409	254
DCert Buyer, Inc.
2019 Term Loan B, 9.35%, (1 Month Term SOFR + 4.00%), 07/31/26 (b)	328	325
2021 2nd Lien Term Loan, 12.35%, (1 Month Term SOFR + 7.00%), 02/16/29 (b)	115	104
Dun & Bradstreet Corporation (The)
2022 Incremental Term Loan B2, 8.36%, (1 Month Term SOFR + 3.00%), 01/07/29 (b)	118	118
Endure Digital Inc.
Term Loan, 9.42%, (6 Month Term SOFR + 3.50%), 01/27/28 (b)	435	425
Energizer Holdings, Inc.
2020 Term Loan, 7.72%, (1 Month Term SOFR + 2.25%), 12/16/27 (b)	224	224
Gainwell Acquisition Corp.
Term Loan B, 9.49%, (3 Month Term SOFR + 4.00%), 08/17/27 (b)	677	657
GoTo Group, Inc.
Term Loan B, 10.28%, (SOFR + 4.75%), 08/31/27 (b)	239	157
Grab Holdings Inc
Term Loan B, 9.84%, (1 Month Term SOFR + 4.50%), 01/20/26 (b)	218	219
Helios Software Holdings, Inc.
2023 Term Loan B, 9.74%, (3 Month Term SOFR + 4.25%), 07/13/30 (b)	240	239
I-Logic Technologies Bidco Limited
2021 USD Term Loan B, 9.54%, (3 Month Term SOFR + 4.00%), 12/31/24 (b)	507	506
Informatica LLC
2021 USD Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 10/13/28 (b)	565	566
ION Trading Finance Limited
2021 USD Term Loan, 10.24%, (3 Month Term SOFR + 4.75%), 03/26/28 (b)	445	444
Iron Mtn Information Mgmt LLC
Term Loan, 0.00%, (SOFR + 2.25%), 01/31/31 (b) (n)	265	265
Ivanti Software, Inc.
2021 Term Loan B, 9.91%, (SOFR + 4.25%), 11/20/27 (b)	140	132
Maravai Intermediate Holdings, LLC
2022 Term Loan B, 8.40%, (SOFR + 3.00%), 10/15/27 (b) (h)	280	272
McAfee, LLC
2022 USD Term Loan B, 9.19%, (1 Month Term SOFR + 3.75%), 02/03/29 (b)	444	441
Mitchell International, Inc.
2021 Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 10/01/28 (b)	414	413
2021 2nd Lien Term Loan, 12.15%, (3 Month Term SOFR + 6.50%), 10/01/29 (b)	70	69
Peraton Corp.
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 02/22/28 (b)	493	494
PointClickCare Technologies, Inc.
Term Loan B, 8.76%, (3 Month Term SOFR + 3.00%), 12/16/27 (b)	190	189
Polaris Newco LLC
USD Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 06/03/28 (b)	336	331
Proofpoint, Inc.
1st Lien Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 06/09/28 (b)	660	659
RealPage, Inc
1st Lien Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 02/18/28 (b)	675	669
Sophia, L.P.
2021 Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 10/07/27 (b)	656	657
Ultimate Software Group Inc (The)
Term Loan B, 9.23%, (SOFR + 3.75%), 04/08/26 (b)	221	221
2021 Term Loan, 8.76%, (3 Month Term SOFR + 3.25%), 05/03/26 (b)	222	222
2023 Incremental Term Loan, 9.99%, (3 Month Term SOFR + 4.50%), 05/03/26 (b)	164	165
2021 2nd Lien Term Loan, 10.76%, (1 Month Term SOFR + 5.25%), 05/03/27 (b)	120	120
Ultra Clean Holdings, Inc
2021 Term Loan B, 9.21%, (1 Month Term SOFR + 3.75%), 08/27/25 (b)	179	180
Zayo Group Holdings, Inc.
USD Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 02/18/27 (b)	547	468
		16,794
Communication Services 0.4%
Alterra Mountain Company
2021 Series B-2 Consenting Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 07/30/28 (b)	656	656
2023 Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 05/09/30 (b)	149	150
Altice France S.A.
2023 USD Term Loan B14, 10.89%, (SOFR + 5.50%), 08/31/28 (b)	284	254
AMC Entertainment Holdings, Inc.
2019 Term Loan B, 8.47%, (1 Month Term SOFR + 3.00%), 03/20/26 (b)	98	82
Bally's Corporation
2021 Term Loan B, 8.93%, (3 Month Term SOFR + 3.25%), 08/05/28 (b)	443	419
Cengage Learning, Inc.
2021 Term Loan B, 10.41%, (SOFR + 4.75%), 06/29/26 (b)	510	511
Charter Communications Operating, LLC
2023 Term Loan B4, 7.36%, (1 Month Term SOFR + 2.00%), 12/02/30 (b)	600	597
CMG Media Corporation
2021 Term Loan, 8.99%, (3 Month Term SOFR + 3.50%), 12/17/26 (b)	292	269
CommScope, Inc.
2019 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 02/07/26 (b)	249	222
Connect Finco Sarl
2021 Term Loan B, 8.85%, (1 Month Term SOFR + 3.50%), 12/11/26 (b)	338	337
CSC Holdings, LLC
2019 Term Loan B5, 7.98%, (1 Month USD LIBOR + 2.50%), 04/15/27 (b)	414	391
DirecTV Financing, LLC
Term Loan, 10.65%, (1 Month Term SOFR + 5.00%), 07/22/27 (b)	477	476
E.W. Scripps Company (The)
2019 Term Loan B2, 8.03%, (1 Month Term SOFR + 2.56%), 05/01/26 (b)	299	298
Getty Images, Inc.
2019 USD Term Loan B, 9.99%, (3 Month Term SOFR + 4.50%), 02/13/26 (b)	265	266
GOGO Intermediate Holdings LLC
Term Loan B, 9.21%, (1 Month Term SOFR + 3.75%), 04/21/28 (b)	699	700
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Great Outdoors Group, LLC
2021 Term Loan B1, 9.40%, (1 Month Term SOFR + 3.75%), 02/26/28 (b)	542	541
Greeneden U.S. Holdings II, LLC
2020 USD Term Loan B4, 9.46%, (1 Month Term SOFR + 4.00%), 10/08/27 (b)	666	669
iHeartCommunications, Inc.
2020 Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 05/01/26 (b)	185	159
Level 3 Financing Inc.
2019 Term Loan B, 7.21%, (1 Month Term SOFR + 1.75%), 03/01/27 (b)	157	149
Lions Gate Capital Holdings LLC
2018 Term Loan B, 7.70%, (1 Month Term SOFR + 2.25%), 03/20/25 (b)	120	119
NASCAR Holdings, LLC
Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 07/19/26 (b)	65	65
NEP/NCP Holdco, Inc.
2018 1st Lien Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 10/05/25 (b)	245	231
Radiate Holdco, LLC
2021 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 09/25/26 (b)	264	210
Scientific Games Holdings LP
2022 USD Term Loan B, 8.66%, (3 Month Term SOFR + 3.25%), 02/03/29 (b)	440	440
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 10.23%, (3 Month USD LIBOR + 4.50%), 06/20/24 (b)	188	144
Simon & Schuster Inc
Term Loan B, 9.39%, (SOFR + 4.00%), 09/27/30 (b)	175	175
Sinclair Television Group Inc.
Term Loan B2B, 7.96%, (1 Month Term SOFR + 2.50%), 07/18/26 (b)	187	171
Six Flags Theme Parks, Inc.
2019 Term Loan B, 7.20%, (1 Month Term SOFR + 1.75%), 04/09/26 (b)	278	278
Telesat Canada
Term Loan B5, 8.40%, (3 Month Term SOFR + 2.75%), 11/22/26 (b)	184	117
UFC Holdings, LLC
2021 Term Loan B, 8.40%, (3 Month Term SOFR + 2.75%), 04/29/26 (b)	372	373
Univision Communications Inc.
2022 First Lien Term Loan B, 9.64%, (3 Month Term SOFR + 4.25%), 06/10/29 (b)	302	302
Virgin Media Bristol LLC
2023 USD Term Loan Y, 8.79%, (SOFR + 3.25%), 03/06/31 (b)	645	642
Ziggo Financing Partnership
USD Term Loan I, 7.98%, (1 Month Term SOFR + 2.50%), 04/17/28 (b)	270	269
		10,682
Health Care 0.3%
ADMI Corp
Term Loan, 0.00%, (SOFR + 5.75%), 12/23/27 (b) (n) (o)	320	314
ADMI Corp.
2021 Incremental Term Loan B3, 9.21%, (1 Month Term SOFR + 3.75%), 12/23/27 (b)	239	227
Air Methods Corporation
2017 Term Loan B, 0.00%, 04/12/24 (b) (n)	126	16
Aveanna Healthcare, LLC
2021 Term Loan B, 9.24%, (3 Month Term SOFR + 3.75%), 12/31/24 (b)	318	295
2021 2nd Lien Term Loan, 12.54%, (3 Month Term SOFR + 7.00%), 12/08/29 (b)	147	107
Bausch & Lomb Corporation
Term Loan, 8.71%, (3 Month Term SOFR + 3.25%), 05/05/27 (b)	667	658
2023 Incremental Term Loan, 9.35%, (1 Month Term SOFR + 4.00%), 09/14/28 (b)	239	239
Catalent Pharma Solutions Inc.
2021 Term Loan B3, 7.47%, (1 Month Term SOFR + 2.00%), 05/18/26 (b)	1,113	1,090
CNT Holdings I Corp
2020 Term Loan, 8.93%, (3 Month Term SOFR + 3.50%), 10/16/27 (b)	390	391
Comet Acquisition, Inc.
Term Loan, 8.90%, (3 Month Term SOFR + 3.25%), 10/23/25 (b)	124	123
Curium BidCo S.a r.l.
2023 USD Term Loan B, 9.89%, (3 Month Term SOFR + 4.50%), 07/31/29 (b)	398	397
Grifols Worldwide Operations USA, Inc.
USD 2019 Term Loan B, 7.54%, (1 Month Term SOFR + 2.00%), 11/15/27 (b)	1,107	1,106
Jazz Financing Lux S.a.r.l.
USD Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 04/22/28 (b)	716	719
Medline Borrower, LP
USD Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 09/30/28 (b)	815	819
Organon & Co
USD Term Loan, 8.47%, (SOFR + 3.00%), 04/07/28 (b)	588	588
Perrigo Investments, LLC
Term Loan B, 7.70%, (1 Month Term SOFR + 2.25%), 04/05/29 (b) (h)	347	345
Radiology Partners Inc
2018 1st Lien Term Loan B, 10.18%, (1 Month Term SOFR + 4.25%), 06/28/25 (b)	271	218
Sotera Health Holdings, LLC
2021 Term Loan, 8.39%, (1 Month Term SOFR + 2.75%), 12/31/24 (b)	615	614
Team Health Holdings, Inc.
2022 Term Loan B, 10.63%, (1 Month Term SOFR + 5.25%), 01/12/24 (b) (h)	144	109
		8,375
Materials 0.2%
Charter NEX US, Inc.
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 12/01/27 (b)	559	561
Graham Packaging Company Inc.
2021 Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 08/04/27 (b)	504	504
Hexion Holdings Corporation
2022 USD Term Loan, 10.02%, (SOFR + 4.50%), 03/02/29 (b)	209	200
Illuminate Buyer, LLC
2021 Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 06/30/27 (b)	656	656
INEOS US Finance LLC
2023 USD Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 02/09/30 (b)	492	492
Klockner-Pentaplast of America, Inc.
2021 Term Loan B, 10.48%, (6 Month Term SOFR + 4.72%), 02/04/26 (b)	154	145
Nouryon Finance B.V.
2023 USD Term Loan B, 9.47%, (SOFR + 4.00%), 04/03/28 (b)	383	385
Olympus Water US Holding Corporation
2021 USD Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 09/21/28 (b)	395	393
Packaging Coordinators Midco, Inc.
2020 1st Lien Term Loan, 9.15%, (3 Month Term SOFR + 3.50%), 11/30/27 (b)	588	588
Phoenix Services International, LLC
2023 Exit PIK Term Loan, 11.44%, (1 Month Term SOFR + 6.10%), 06/13/28 (b)	30	28
Polar US Borrower, LLC
2018 1st Lien Term Loan, 10.24%, (3 Month Term SOFR + 4.75%), 08/21/25 (b)	128	87
2018 1st Lien Term Loan, 10.24%, (3 Month Term SOFR + 4.75%), 08/21/25 (b)	150	102
PQ Corporation
2021 Term Loan B, 7.98%, (SOFR + 2.50%), 05/26/28 (b)	499	499
Pregis TopCo Corporation
1st Lien Term Loan, 0.00%, (1 Month Term SOFR + 3.75%), 07/25/26 (b) (n)	45	45

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
1st Lien Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 07/25/26 (b)	545	546
Pretium Packaging, LLC
Second Out Term Loan A1, 9.99%, (SOFR + 4.60%), 10/01/28 (b)	349	271
First Out Term Loan A, 10.39%, (3 Month Term SOFR + 5.00%), 10/01/28 (b)	94	92
Pretium PKG Holdings, Inc.
2021 2nd Lien Term Loan, 12.21%, (1 Month Term SOFR + 6.75%), 09/22/29 (b)	80	30
Reynolds Group Holdings Inc.
2021 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 09/20/28 (b)	293	294
Staples, Inc.
7 Year Term Loan, 10.46%, (1 Month USD LIBOR + 5.00%), 04/05/26 (b)	215	203
Titan Acquisition Limited
2018 Term Loan B, 8.73%, (3 Month USD LIBOR + 3.00%), 03/16/25 (b)	659	657
TricorBraun Holdings, Inc.
2021 Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 01/29/28 (b)	387	384
Trident TPI Holdings, Inc.
2021 Term Loan B3, 9.65%, (3 Month Term SOFR + 4.00%), 07/22/26 (b)	410	408
Vantage Specialty Chemicals, Inc.
2023 Term Loan B, 10.11%, (1 Month Term SOFR + 4.75%), 10/26/26 (b)	50	48
		7,618
Consumer Discretionary 0.2%
American Tire Distributors Holdings, Inc.
2021 Term Loan B, 11.91%, (3 Month Term SOFR + 6.25%), 10/07/28 (b)	381	316
American Trailer World Corp.
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 02/17/28 (b)	172	168
Caesars Entertainment Corp
Term Loan B, 8.70%, (1 Month Term SOFR + 3.25%), 01/25/30 (b)	124	124
Clarios Global LP
2023 Incremental Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 04/20/30 (b)	648	649
DexKo Global Inc.
2021 USD Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 09/24/28 (b) (h)	289	287
EG Group Limited
2023 USD Tranche C Term Loan B, 10.92%, (SOFR + 5.50%), 02/07/28 (b)	—	—
2023 USD Tranche C Term Loan B, 11.24%, (SOFR + 5.50%), 02/07/28 (b)	129	127
IRB Holding Corp
2022 Term Loan B, 8.45%, (1 Month Term SOFR + 3.00%), 12/15/27 (b) (h)	600	601
Jo-Ann Stores, Inc.
2021 Term Loan B1, 10.39%, (3 Month Term SOFR + 4.75%), 06/30/28 (b)	494	23
K-Mac Holdings Corp
2021 Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 06/23/28 (b)	366	365
PENN Entertainment, Inc.
2022 Term Loan B, 8.20%, (1 Month Term SOFR + 2.75%), 04/13/29 (b)	599	600
PetSmart, Inc.
2021 Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 12/31/24 (b)	815	804
Restoration Hardware, Inc.
Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 10/15/28 (b)	212	205
Solis IV BV
USD Term Loan B1, 8.88%, (3 Month Term SOFR + 3.50%), 02/09/29 (b)	507	505
Springs Windows Fashions, LLC
2021 Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 12/31/24 (b)	459	410
Wand NewCo 3, Inc.
2020 Term Loan, 8.10%, (1 Month Term SOFR + 2.75%), 02/05/26 (b)	57	58
2020 Term Loan, 8.21%, (1 Month Term SOFR + 2.75%), 02/05/26 (b)	488	489
Whatabrands LLC
2021 Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 07/21/28 (b)	501	501
		6,232
Financials 0.2%
Acrisure, LLC
2020 Term Loan B, 9.15%, (3 Month USD LIBOR + 3.50%), 01/30/27 (b)	397	396
2021 First Lien Term Loan B, 9.90%, (3 Month USD LIBOR + 4.25%), 02/15/27 (b)	236	236
Alliant Holdings Intermediate, LLC
2023 Term Loan B6, 8.86%, (SOFR + 3.50%), 11/06/30 (b)	484	485
AssuredPartners, Inc.
2022 Term Loan, 8.85%, (1 Month Term SOFR + 3.50%), 02/13/27 (b)	182	183
2020 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 02/13/27 (b)	424	424
2023 Term Loan B4, 9.10%, (1 Month Term SOFR + 3.75%), 02/13/27 (b)	30	30
Asurion LLC
2021 Term Loan B9, 8.71%, (1 Month Term SOFR + 3.25%), 02/05/28 (b)	622	616
2021 2nd Lien Term Loan B3, 10.71%, (1 Month Term SOFR + 5.25%), 02/05/28 (b)	100	95
2023 Term Loan B11, 9.70%, (1 Month Term SOFR + 4.25%), 08/19/28 (b)	45	45
2021 Second Lien Term Loan B4, 10.71%, (1 Month Term SOFR + 5.25%), 01/15/29 (b)	200	188
Chamberlain Group Inc
Term Loan B, 8.70%, (1 Month Term SOFR + 3.25%), 10/22/28 (b)	338	337
Cross Financial Corp
2021 Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 09/15/27 (b)	308	308
Greystone Select Financial LLC
Term Loan B, 10.66%, (SOFR + 5.00%), 12/31/24 (b)	121	120
HUB International Limited
2023 Term Loan B, 9.66%, (SOFR + 4.25%), 06/08/30 (b)	115	115
Kronos Acquisition Holdings Inc.
2021 Term Loan B, 0.00%, (3 Month Term SOFR + 3.75%), 12/22/26 (b) (n)	35	35
2021 Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 12/22/26 (b)	364	363
Mavis Tire Express Services Corp.
2021 Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 04/13/26 (b)	656	656
OneDigital Borrower LLC
2021 Term Loan, 9.70%, (SOFR + 4.25%), 11/16/27 (b)	601	599
PECF USS Intermediate Holding III Corporation
Term Loan B, 9.71%, (1 Month Term SOFR + 4.25%), 11/04/28 (b)	1	1
Term Loan B, 9.89%, (SOFR + 4.25%), 11/04/28 (b)	254	197
Rent-A-Center, Inc.
2021 First Lien Term Loan B, 9.12%, (SOFR + 3.25%), 02/04/28 (b)	223	222
Starwood Property Trust, Inc.
2021 Term Loan B3, 8.70%, (1 Month Term SOFR + 3.25%), 07/26/26 (b)	154	154
Walker & Dunlop, Inc.
2021 Term Loan, 7.70%, (SOFR + 2.25%), 10/14/28 (b)	192	191
		5,996
Consumer Staples 0.1%
CHG PPC Parent LLC
2021 Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 11/17/28 (b)	490	490
H Food Holdings LLC
2018 Term Loan B, 9.27%, (3 Month Term SOFR + 3.69%), 05/17/25 (b)	126	101

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Monogram Food Solutions, LLC
Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 12/31/24 (b)	446	444
Sunshine Luxembourg VII SARL
2021 Term Loan B3, 8.99%, (3 Month Term SOFR + 3.50%), 10/02/26 (b)	1,091	1,095
Triton Water Holdings, Inc
Term Loan, 8.90%, (3 Month Term SOFR + 3.25%), 03/16/28 (b)	666	659
		2,789
Energy 0.1%
BCP Renaissance Parent LLC
2023 Term Loan B, 8.87%, (3 Month Term SOFR + 3.50%), 09/21/30 (b)	339	340
Freeport LNG Investments, LLLP
Term Loan B, 9.18%, (3 Month Term SOFR + 3.50%), 11/17/28 (b)	360	360
GIP II Blue Holding, L.P
Term Loan B, 9.96%, (1 Month Term SOFR + 4.50%), 09/22/28 (b)	154	154
GIP Pilot Acquisition Partners LP
Term Loan, 8.39%, (SOFR + 3.00%), 09/15/30 (b)	200	200
Oryx Midstream Services Permian Basin LLC
2023 Incremental Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 10/05/28 (b)	419	420
Par Petroleum, LLC
2023 Term Loan B, 9.74%, (3 Month Term SOFR + 4.25%), 02/14/30 (b)	104	104
Traverse Midstream Partners LLC
2017 Term Loan, 9.24%, (SOFR + 3.75%), 09/22/24 (b)	107	107
		1,685
Utilities 0.0%
Calpine Corporation
2019 Term Loan B10, 7.46%, (1 Month Term SOFR + 2.00%), 08/02/26 (b)	53	53
Compass Power Generation LLC
2022 Term Loan B2, 9.71%, (1 Month Term SOFR + 4.25%), 03/07/29 (b) (h)	397	398
Foresight Energy LLC
2020 Exit Term Loan A, 13.49%, (3 Month Term SOFR + 8.00%), 06/30/27 (b) (o)	137	127
Pacific Gas & Electric Company
2020 Term Loan B1, 8.46%, (1 Month Term SOFR + 3.00%), 06/18/25 (b)	120	120
Vistra Operations Company LLC
1st Lien Term Loan B3, 0.00%, (1 Month Term SOFR + 1.75%), 12/11/25 (b) (n)	110	110
Waterbridge Midstream Operating LLC
Term Loan B, 11.39%, (3 Month Term SOFR + 5.75%), 06/22/26 (b)	267	267
		1,075
Real Estate 0.0%
Brand Industrial Services Inc
2023 Term Loan B, 10.88%, (3 Month Term SOFR + 5.50%), 07/25/30 (b)	225	223
Packers Holdings, LLC
2021 Term Loan, 8.71%, (SOFR + 3.25%), 03/04/28 (b)	182	114
		337
Total Senior Floating Rate Instruments (cost $94,418)		92,634
COMMON STOCKS 0.0%
Communication Services 0.0%
Flame Aggregator LLC (j) (o)	—	1
Flame Aggregator LLC (j) (o)	2	14
Intelsat Jackson Holdings, Ltd. (j) (o)	4	117
		132
Health Care 0.0%
Envision Healthcare Holdings, Inc. (j) (o)	3	22
Total Common Stocks (cost $168)		154
WARRANTS 0.0%
Avation PLC (j)	10	3
Total Warrants (cost $0)		3
SHORT TERM INVESTMENTS 13.7%
Investment Companies 9.8%
JNL Government Money Market Fund - Class I, 5.22% (p) (q)	295,386	295,386
Securities Lending Collateral 3.9%
JNL Government Money Market Fund - Class SL, 5.32% (p) (q)	116,615	116,615
U.S. Treasury Bill 0.0%
Treasury, United States Department of
5.34%, 02/22/24	510	506
Total Short Term Investments (cost $412,507)		412,507
Total Investments 110.2% (cost $3,495,328)		3,329,998
Other Assets and Liabilities, Net (10.2)%		(306,878)
Total Net Assets 100.0%		3,023,120

(a) All or a portion of the security was on loan as of December 31, 2023.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $70,612.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(g) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $234,769 and 7.8% of the Fund.

(h) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(i) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(j) Non-income producing security.

(k) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(l) Convertible security.

(m) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(n) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(o) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(p) Investment in affiliate.

(q) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/DoubleLine Core Fixed Income Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	131,175	985,516	821,305	3,819	—	—	295,386	9.8
JNL Government Money Market Fund, 5.32% - Class SL	—	815,544	698,929	542	—	—	116,615	3.8
JNL Securities Lending Collateral Fund - Institutional Class	8,025	88,081	96,106	163	—	—	—	—
	139,200	1,889,141	1,616,340	4,524	—	—	412,001	13.6

JNL/DoubleLine Core Fixed Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adani Electricity Mumbai Limited, 3.95%, 02/12/30	01/06/23	491	502	—
Adani Electricity Mumbai Limited, 3.87%, 07/22/31	12/12/22	727	778	—
Adani Energy Solutions Limited, 4.00%, 08/03/26	06/01/23	455	458	—
Adani Energy Solutions Limited, 4.25%, 05/21/36	08/04/23	356	371	—
Adani International Container Terminal Private Limited, 3.00%, 02/16/31	12/17/21	781	659	—
Adani Ports and Special Economic Zone Limited, 4.00%, 07/30/27	12/14/21	401	356	—
Adani Ports and Special Economic Zone Limited, 4.20%, 08/04/27	07/27/23	261	270	—
Adani Ports and Special Economic Zone Limited, 4.38%, 07/03/29	05/19/21	811	691	—
Adani Ports and Special Economic Zone Limited, 3.10%, 02/02/31	06/02/21	485	381	—
Adani Ports and Special Economic Zone Limited, 3.83%, 02/02/32	12/05/23	149	156	—
Agrosuper S.A., 4.60%, 01/20/32	04/12/23	1,002	1,033	0.1
AI Candelaria (Spain), S.L.U, 7.50%, 12/15/28	07/10/23	574	587	—
AI Candelaria (Spain), S.L.U, 5.75%, 06/15/33	04/11/22	1,169	1,163	0.1
Assembleia da Republica, 1.95%, 06/15/29	08/22/19	133	119	—
Assembleia da Republica, 0.48%, 10/18/30	12/16/20	824	773	—
Banco BBVA Peru, 5.25%, 09/22/29	12/01/20	305	296	—
Banco de Credito del Peru, 3.13%, 07/01/30	09/02/21	708	716	—
Banco de Credito del Peru, 3.25%, 09/30/31	02/02/23	269	275	—
Banco Do Brasil SA, 6.25% (callable at 100, 04/15/24)	06/14/23	1,649	1,765	0.1
Banco do Estado do Rio Grande do Sul S/A., 5.38%, 01/28/31	05/10/21	580	558	—
Banco Espirito Santo S.A., 0.00%, 05/08/17	07/10/15	5,090	1,371	0.1
Banco Espirito Santo S.A., 0.00%, 01/21/29	12/09/15	1,852	537	—
Banco GNB Sudameris S.A., 7.05%, 04/03/27	06/14/23	92	95	—
Banco Industrial S.A., 4.88%, 01/29/31	01/18/23	752	746	—
Banco Internacional Del Peru S.A.A. – Interbank, 6.63%, 03/19/29	09/27/23	644	647	—
Banco Internacional Del Peru S.A.A. – Interbank, 4.00%, 07/08/30	12/04/20	1,954	1,967	0.1
Banco Mercantil Del Norte S.A, 6.63% (callable at 100, 01/24/32)	09/07/22	632	638	—
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte, 7.50% (callable at 100, 06/27/29)	09/25/19	401	374	—
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte, 7.63% (callable at 100, 01/10/28)	11/08/18	979	959	—
Banco Nacional De Comercio Exterior, S.N.C., 2.72%, 08/11/31	08/11/22	1,789	1,788	0.1
Banistmo S.A., 4.25%, 07/31/27	02/17/23	185	182	—
Bank Leumi Le-Israel B.M., 3.28%, 01/29/31	09/27/22	803	815	—
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.13%, 01/18/33	06/23/22	1,574	1,633	0.1
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.88%, 09/13/34	12/21/22	639	656	—
Bioceanico Sovereign Certificate Limited, 0.00%, 06/05/34	08/25/22	430	436	—
Braskem Idesa, S.A.P.I., 6.99%, 02/20/32	08/22/22	429	310	—
Braskem Netherlands Finance B.V., 7.25%, 02/13/33	11/27/23	184	169	—
Braskem Netherlands Finance B.V., 8.50%, 01/23/81	11/16/22	1,359	1,215	0.1
BRF S.A., 4.88%, 01/24/30	05/19/23	484	525	—
Bundesrepublik Deutschland, 0.00%, 02/15/31	04/13/22	774	723	—
C&W Senior Financing Designated Activity Company, 6.88%, 09/15/27	03/21/22	942	888	—
Canacol Energy Ltd., 5.75%, 11/24/28	09/25/23	1,127	1,023	0.1
Cap S.A., 3.90%, 04/27/31	12/13/21	1,257	1,084	0.1
CEMEX S.A.B. de C.V., 5.13% (callable at 100, 06/08/26)	08/23/22	1,867	1,989	0.1
Commonwealth of Australia, 1.00%, 12/21/30	01/12/21	467	345	—
Compania de Minas Buenaventura S.A.A., 5.50%, 07/23/26	11/22/23	981	1,013	—
Corporacion Financiera de Desarrollo S.A., 5.25%, 07/15/29	12/05/22	873	890	—
Cosan Overseas Limited, 8.25% (callable at 100, 02/05/24)	01/26/23	1,297	1,297	0.1
Credito Real, S.A.B. De C.V., Sofom, E.N.R., 0.00% (callable at 100, 11/29/27)	10/10/18	1,064	6	—
CSN Resources S.A., 5.88%, 04/08/32	08/14/23	1,151	1,212	0.1
CT Trust, 5.13%, 02/03/32	02/15/23	1,051	1,129	0.1
DBS Group Holdings Ltd, 1.82%, 03/10/31	05/20/21	1,166	1,113	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/DoubleLine Core Fixed Income Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
EIG Pearl Holdings S.a r.l., 3.55%, 08/31/36	05/26/22	806	787	—
Empresa Electrica Angamos S.A, 4.88%, 05/25/29	05/24/18	714	638	—
Empresa Electrica Cochrane SpA, 5.50%, 05/14/27	12/09/20	486	446	—
Empresas Publicas de Medellin E.S.P., 4.25%, 07/18/29	06/03/21	1,890	1,625	0.1
Empresas Publicas de Medellin E.S.P., 4.38%, 02/15/31	06/04/21	495	410	—
Estado Espanol, 0.50%, 04/30/30	04/14/21	1,189	1,130	0.1
Fenix Power Peru S.A., 4.32%, 09/20/27	02/24/21	408	373	—
Fermaca Enterprises S. de R.L. de C.V., 6.38%, 03/30/38	09/27/17	4,047	3,596	0.1
Fideicomiso Patrimonio Autonomo Panamericana, 8.25%, 01/15/35	01/24/19	454	423	—
Frigorifico Concepcion S.A., 7.70%, 07/21/28	04/28/23	308	334	—
Geopark Limited, 5.50%, 01/17/27	07/06/23	518	531	—
Global Bank Corporation, 5.25%, 04/16/29	04/04/23	823	807	—
GNL Quintero S.A, 4.63%, 07/31/29	11/08/17	1,806	1,719	0.1
Gouvernement De France, 0.50%, 05/25/29	06/02/20	346	302	—
Gouvernement De France, 1.50%, 05/25/31	04/12/21	531	417	—
Gouvernement De France, 2.00%, 11/25/32	02/02/23	1,005	1,030	0.1
Gouvernement De France, 3.00%, 05/25/33	11/02/23	887	975	—
Guara Norte S.a r.l., 5.20%, 06/15/34	12/14/22	809	860	—
Industrias Penoles, S.A.B. de C.V., 4.15%, 09/12/29	08/09/23	546	562	—
Inkia Energy Limited, 5.88%, 11/09/27	05/23/23	1,252	1,242	0.1
Intergroup Financial Services Corp., 4.13%, 10/19/27	12/01/23	179	183	—
Inversiones La Construccion S.A., 4.75%, 02/07/32	08/31/22	702	759	—
Ireland, Government of, 1.00%, 05/15/26	09/27/17	832	760	—
Ireland, Government of, 1.10%, 05/15/29	02/09/23	299	312	—
ITAU Unibanco Holding SA, 4.63% (callable at 100, 02/27/25)	09/25/23	737	787	—
JSW Energy Limited, 4.13%, 05/18/31	11/08/23	135	140	—
JSW Steel Limited, 5.05%, 04/05/32	08/29/22	325	346	—
Kallpa Generacion S.A., 4.13%, 08/16/27	10/27/23	182	191	—
Lima Metro Line 2 Finance Limited, 5.88%, 07/05/34	10/24/17	1,847	1,709	0.1
LLPL Capital Pte. Ltd., 6.88%, 02/04/39	11/16/23	146	155	—
Marfrig Holdings (Europe) B.V., 3.95%, 01/29/31	05/31/23	1,201	1,293	0.1
MC Brazil Downstream Trading S.a r.l., 7.25%, 06/30/31	04/05/22	270	227	—
MEGlobal Canada ULC, 5.00%, 05/18/25	03/16/23	791	791	—
Mexico Generadora De Energia, S. De R.L. De C.V., 5.50%, 12/06/32	05/25/22	606	618	—
Millicom International Cellular SA, 6.63%, 10/15/26	04/20/23	521	528	—
Millicom International Cellular SA, 5.13%, 01/15/28	06/14/23	321	336	—
Millicom International Cellular SA, 6.25%, 03/25/29	02/21/23	745	769	—
Minejesa Capital B.V., 4.63%, 08/10/30	12/07/20	531	476	—
Minejesa Capital B.V., 5.63%, 08/10/37	03/15/19	2,197	2,013	0.1
Minerva Luxembourg S.A., 4.38%, 03/18/31	05/26/23	1,344	1,400	0.1
Mong Duong Finance Holdings B.V., 5.13%, 05/07/29	09/16/22	388	428	—
Movida Europe S.A., 5.25%, 02/08/31	11/29/23	254	258	—
MV24 Capital B.V., 6.75%, 06/01/34	08/09/22	1,263	1,278	0.1
NBM US Holdings, Inc., 6.63%, 08/06/29	05/22/23	179	194	—
Network I2I Limited, 5.65% (callable at 100, 01/15/25)	07/27/23	391	394	—
Nexa Resources S.A., 5.38%, 05/04/27	06/23/23	761	774	—
Orazul Energy Egenor S. Enc. Por A., 5.63%, 04/28/27	11/16/23	242	249	—
Oversea-Chinese Banking Corporation Limited, 1.83%, 09/10/30	08/19/21	384	376	—
Petroleos del Peru - Petroperu S.A., 4.75%, 06/19/32	03/30/22	909	710	—
Petroleos del Peru - Petroperu S.A., 5.63%, 06/19/47	03/31/22	478	372	—
PT Freeport Indonesia, 6.20%, 04/14/52	08/15/22	287	299	—
Rumo Luxembourg SARL, 4.20%, 01/18/32	11/13/23	156	171	—
Rutas 2 And 7 Finance Ltd, 0.00%, 09/30/36	11/30/22	573	577	—
Saudi Arabia, Kingdom of, 3.45%, 02/02/61	03/25/21	1,415	1,054	0.1
Service Public Federal Chancellerie Du Premier Ministre, 1.00%, 06/22/26	02/04/19	973	897	—
Service Public Federal Chancellerie Du Premier Ministre, 0.90%, 06/22/29	04/22/20	893	851	—
Simpar Europe, 5.20%, 01/26/31	03/31/22	348	347	—
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., 0.00% (callable at 100, 01/29/25)	07/17/18	2,854	12	—
Unigel Luxembourg SA, 0.00%, 10/01/26	04/10/23	376	113	—
United Overseas Bank Limited, 1.75%, 03/16/31	02/10/23	1,175	1,199	0.1
United Overseas Bank Limited, 2.00%, 10/14/31	02/22/23	623	638	—
UPL Corporation Limited, 4.50%, 03/08/28	03/14/19	691	619	—
UPL Corporation Limited, 4.63%, 06/16/30	08/11/22	671	674	—
Vedanta Resources Limited, 6.13%, 08/09/24	03/01/19	1,380	931	—
VTR Comunicaciones SpA, 5.13%, 01/15/28	05/31/22	344	191	—
VTR Finance N.V., 6.38%, 07/15/28	04/21/22	283	77	—
		97,941	85,365	2.8

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/DoubleLine Core Fixed Income Fund – Unfunded Commitments
	Unfunded Commitment ($)	Unrealized Appreciation/ (Depreciation) ($)
OMNIA Partners LLC - Delayed Draw Term Loan	21	-

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DoubleLine Core Fixed Income Fund
Assets - Securities
Government And Agency Obligations	—	1,397,086	—	1,397,086
Non-U.S. Government Agency Asset-Backed Securities	—	713,857	—	713,857
Corporate Bonds And Notes	—	713,757	—	713,757
Senior Floating Rate Instruments[1]	—	92,193	441	92,634
Common Stocks	—	—	154	154
Warrants	3	—	—	3
Short Term Investments	412,001	506	—	412,507
	412,004	2,917,399	595	3,329,998

1 Unfunded commitments are not reflected in total investments in the Schedule of Investments. Net unrealized appreciation is reflected as an asset and net unrealized depreciation is reflected as a liability in the table. See Unfunded Commitments table following the Schedule of Investments.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/DoubleLine Emerging Markets Fixed Income Fund
CORPORATE BONDS AND NOTES 85.6%
Mexico 9.9%
Alpha Holding, S.A. de C.V
0.00%, 02/10/25 (a) (b) (c)	292	3
Banco Mercantil Del Norte S.A
6.63%, (100, 01/24/32) (d) (e)	2,700	2,295
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
7.50%, (100, 06/27/29) (d) (e)	1,800	1,681
7.50%, (100, 06/27/29) (c) (d)	530	496
7.63%, (100, 01/10/28) (d) (e)	6,800	6,523
Banco Nacional De Comercio Exterior, S.N.C.
2.72%, 08/11/31 (e)	8,100	6,896
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico
7.53%, 10/01/28 (e)	1,200	1,259
8.45%, 06/29/38 (e)	200	212
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
5.13%, 01/18/33 (e)	9,500	8,620
5.88%, 09/13/34 (e)	4,600	4,311
Braskem Idesa, S.A.P.I.
6.99%, 02/20/32 (e)	2,900	1,633
CEMEX S.A.B. de C.V.
5.13%, (100, 06/08/26) (d) (e)	11,750	11,130
9.13%, (100, 03/14/28) (c) (d)	200	213
Credito Real, S.A.B. De C.V., Sofom, E.N.R.
0.00%, (100, 11/29/27) (a) (b) (d) (e) (f)	3,200	16
Docuformas, S.A.P.I. de C.V.
0.00%, 07/24/24 (a) (b) (c)	2,400	521
Industrias Penoles, S.A.B. de C.V.
4.15%, 09/12/29 (e)	2,623	2,456
Mexico Generadora De Energia, S. De R.L. De C.V.
5.50%, 12/06/32 (e)	1,731	1,691
Petroleos Mexicanos
6.75%, 09/21/47	7,650	5,011
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R.
0.00%, (100, 01/29/25) (a) (b) (d) (e) (f)	8,350	31
		54,998
Colombia 8.8%
Banco Davivienda S A
6.65%, (100, 04/22/31) (c) (d)	2,950	2,101
Banco GNB Sudameris S.A.
7.05%, 04/03/27 (e)	100	95
7.50%, 04/16/31 (e)	800	667
Bancolombia SA
4.63%, 12/18/29	10,900	10,080
Ecopetrol S.A.
6.88%, 04/29/30	2,000	1,980
4.63%, 11/02/31	5,150	4,373
5.88%, 05/28/45 - 11/02/51	11,540	8,801
Empresas Publicas de Medellin E.S.P.
4.25%, 07/18/29 (e)	9,800	8,382
4.38%, 02/15/31 (e)	4,900	4,020
Fideicomiso Patrimonio Autonomo Panamericana
8.25%, 01/15/35 (e)	1,274	1,185
Grupo Aval Acciones y Valores S.A.
4.38%, 02/04/30 (c)	200	169
Millicom International Cellular SA
6.63%, 10/15/26 (e)	3,690	3,605
5.13%, 01/15/28 (e)	1,170	1,091
Oleoducto Central S.A.
4.00%, 07/14/27 (e)	3,000	2,788
		49,337
Peru 8.4%
Aby Transmision Sur S.A.
6.88%, 04/30/43 (c)	886	880
Banco de Credito del Peru
3.13%, 07/01/30 (e)	7,800	7,446
3.25%, 09/30/31 (e)	1,050	962
Banco Internacional Del Peru S.A.A. – Interbank
6.63%, 03/19/29 (e)	849	845
4.00%, 07/08/30 (e)	12,590	12,080
Compania de Minas Buenaventura S.A.A.
5.50%, 07/23/26 (e)	4,267	4,071
Corporacion Financiera de Desarrollo S.A.
5.25%, 07/15/29 (e)	4,550	4,498
Fenix Power Peru S.A.
4.32%, 09/20/27 (e)	665	622
Inkia Energy Limited
5.88%, 11/09/27 (e)	6,196	5,917
Kallpa Generacion S.A.
4.13%, 08/16/27 (e)	500	478
Lima Metro Line 2 Finance Limited
5.88%, 07/05/34 (e)	844	832
Nexa Resources S.A.
5.38%, 05/04/27 (e)	800	774
Orazul Energy Egenor S. Enc. Por A.
5.63%, 04/28/27 (e)	2,197	2,065
Petroleos del Peru - Petroperu S.A.
4.75%, 06/19/32 (e)	4,700	3,337
5.63%, 06/19/47 (e)	3,300	2,048
		46,855
India 6.8%
Adani Electricity Mumbai Limited
3.95%, 02/12/30 (e)	4,883	4,009
3.87%, 07/22/31 (e)	2,800	2,179
Adani Energy Solutions Limited
4.00%, 08/03/26 (e)	2,100	1,922
4.25%, 05/21/36 (e)	4,317	3,405
Adani International Container Terminal Private Limited
3.00%, 02/16/31 (e)	6,164	5,085
3.00%, 02/16/31 (c)	710	586
Adani Ports and Special Economic Zone Limited
4.00%, 07/30/27 (e)	2,600	2,314
4.38%, 07/03/29 (e)	800	691
3.10%, 02/02/31 (e)	4,700	3,584
3.83%, 02/02/32 (e)	3,400	2,656
JSW Energy Limited
4.13%, 05/18/31 (e)	1,046	908
JSW Hydro Energy Limited
4.13%, 05/18/31 (c)	1,288	1,118
JSW Steel Limited
5.05%, 04/05/32 (e)	3,300	2,856
UPL Corporation Limited
4.50%, 03/08/28 (e)	1,191	1,053
Vedanta Resources Finance II PLC
9.25%, 04/23/26 (c)	2,200	1,342
Vedanta Resources Limited
6.13%, 08/09/24 (e)	6,500	4,323
		38,031
Luxembourg 6.3%
Cosan Luxembourg S.A.
7.50%, 06/27/30 (c)	2,600	2,709
CSN Resources S.A.
5.88%, 04/08/32 (e)	5,000	4,328
EIG Pearl Holdings S.a r.l.
3.55%, 08/31/36 (e)	5,000	4,370
Guara Norte S.a r.l.
5.20%, 06/15/34 (e)	5,070	4,623
Millicom International Cellular SA
6.25%, 03/25/29 (e)	3,467	3,291
Minerva Luxembourg S.A.
4.38%, 03/18/31 (e)	2,400	1,977
4.38%, 03/18/31 (c)	4,600	3,789
8.88%, 09/13/33 (e)	1,900	2,014
8.88%, 09/13/33 (c)	2,000	2,120
Movida Europe S.A.
5.25%, 02/08/31 (e)	1,200	1,034
Rumo Luxembourg SARL
4.20%, 01/18/32 (e)	900	768
Simpar Europe
5.20%, 01/26/31 (e)	4,525	3,929

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Unigel Luxembourg SA
0.00%, 10/01/26 (a) (b) (e)	900	254
		35,206
Singapore 6.2%
DBS Group Holdings Ltd
1.82%, 03/10/31 (e)	6,800	6,304
LLPL Capital Pte. Ltd.
6.88%, 02/04/39 (e)	7,000	6,746
Oversea-Chinese Banking Corporation Limited
1.83%, 09/10/30 (e) (g)	6,000	5,637
1.83%, 09/10/30 (c) (g)	3,000	2,818
Rutas 2 And 7 Finance Ltd
0.00%, 09/30/36 (e) (h)	4,491	2,991
Singtel Group Treasury Pte. Ltd.
1.88%, 06/10/30 (e)	200	169
United Overseas Bank Limited
1.75%, 03/16/31 (e)	9,500	8,763
2.00%, 10/14/31 (e)	1,000	911
		34,339
Chile 5.4%
AES Andes SA
6.35%, 10/07/79 (e)	4,100	3,834
6.35%, 10/07/79 (c)	2,000	1,883
Agrosuper S.A.
4.60%, 01/20/32 (e)	3,850	3,313
4.60%, 01/20/32 (c)	1,000	861
Cap S.A.
3.90%, 04/27/31 (e)	8,229	6,371
3.90%, 04/27/31 (c)	2,250	1,742
Chile Electricity PEC SpA
0.00%, 01/25/28 (e) (h)	700	558
0.00%, 01/25/28 (c) (h)	4,700	3,743
Empresa Electrica Angamos S.A
4.88%, 05/25/29 (e)	1,386	1,234
Empresa Electrica Cochrane SpA
5.50%, 05/14/27 (e)	3,108	2,937
Inversiones La Construccion S.A.
4.75%, 02/07/32 (e)	4,100	3,456
		29,932
Netherlands 5.0%
AES Andres B.V.
5.70%, 05/04/28 (c)	5,500	5,036
Braskem Netherlands Finance B.V.
7.25%, 02/13/33 (e) (i)	2,400	2,031
8.50%, 01/23/81 (e)	1,500	1,302
8.50%, 01/23/81 (c)	6,000	5,208
JBS USA Food Company
3.00%, 02/02/29	400	352
3.75%, 12/01/31	2,530	2,176
Mong Duong Finance Holdings B.V.
5.13%, 05/07/29 (e)	2,721	2,525
MV24 Capital B.V.
6.75%, 06/01/34 (e)	7,656	7,136
Petrobras Global Finance B.V.
6.75%, 06/03/50 (i)	1,000	971
VTR Finance N.V.
6.38%, 07/15/28 (e)	4,100	1,050
		27,787
Indonesia 4.6%
LLPL Capital Pte. Ltd.
6.88%, 02/04/39 (c)	3,894	3,768
Minejesa Capital B.V.
4.63%, 08/10/30 (e)	5,000	4,756
5.63%, 08/10/37 (e)	10,600	9,275
PT Freeport Indonesia
5.32%, 04/14/32 (e)	500	491
5.32%, 04/14/32 (c)	3,400	3,346
6.20%, 04/14/52 (e)	3,300	3,287
PT Indonesia Asahan Aluminium (Persero)
5.45%, 05/15/30 (e)	500	505
		25,428
Brazil 4.4%
Banco Do Brasil SA
6.25%, (100, 04/15/24) (d) (e)	7,600	7,453
Banco do Estado do Rio Grande do Sul S/A.
5.38%, 01/28/31 (e)	3,000	2,789
BRF S.A.
4.88%, 01/24/30 (e)	3,300	2,888
Cosan Overseas Limited
8.25%, (100, 02/05/24) (d) (e)	7,900	7,880
ITAU Unibanco Holding SA
4.63%, (100, 02/27/25) (d) (e)	2,200	1,923
MC Brazil Downstream Trading S.a r.l.
7.25%, 06/30/31 (e)	1,836	1,438
		24,371
United States of America 3.9%
Freeport-McMoRan Inc.
4.38%, 08/01/28	1,200	1,154
5.25%, 09/01/29	1,500	1,515
4.63%, 08/01/30	4,500	4,405
Gran Tierra Energy Inc.
9.50%, 10/15/29 (c)	5,577	4,880
Mercury Chile Holdco LLC
6.50%, 01/24/27 (c)	1,100	1,020
NBM US Holdings, Inc.
7.00%, 05/14/26 (e)	800	810
6.63%, 08/06/29 (e)	250	243
Sasol Financing USA LLC
4.38%, 09/18/26	1,000	930
5.50%, 03/18/31	8,400	7,063
		22,020
Spain 2.2%
AI Candelaria (Spain), S.L.U
7.50%, 12/15/28 (e)	2,833	2,688
5.75%, 06/15/33 (c)	4,000	3,100
5.75%, 06/15/33 (e)	8,100	6,278
		12,066
Panama 2.1%
Banistmo S.A.
4.25%, 07/31/27 (e)	1,500	1,366
Global Bank Corporation
5.25%, 04/16/29 (e)	3,750	3,361
Intergroup Financial Services Corp.
4.13%, 10/19/27 (e)	400	366
Multibank, Inc.
7.75%, 02/03/28 (c)	2,000	2,004
UEP Penonome II S.A.
6.50%, 10/01/38 (e)	1,233	928
6.50%, 10/01/38 (c)	4,930	3,751
		11,776
Israel 1.9%
Bank Hapoalim Ltd
3.26%, 01/21/32 (g)	7,000	6,052
Bank Leumi Le-Israel B.M.
3.28%, 01/29/31 (e)	5,000	4,526
		10,578
Guatemala 1.7%
Banco Industrial S.A.
4.88%, 01/29/31 (e)	3,850	3,591
CT Trust
5.13%, 02/03/32 (e)	6,800	5,906
		9,497
Mauritius 1.5%
Network I2I Limited
3.98%, (100, 03/03/26) (d) (e)	1,000	928
5.65%, (100, 01/15/25) (d) (e)	1,100	1,084
UPL Corporation Limited
4.63%, 06/16/30 (e)	7,300	6,150
		8,162
United Kingdom 1.4%
Marfrig Holdings (Europe) B.V.
3.95%, 01/29/31 (e)	9,400	7,597

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Ireland 1.3%
C&W Senior Financing Designated Activity Company
6.88%, 09/15/27 (e)	8,000	7,480
Canada 1.2%
Canacol Energy Ltd.
5.75%, 11/24/28 (e)	5,870	4,291
MEGlobal Canada ULC
5.00%, 05/18/25 (e)	1,200	1,186
5.88%, 05/18/30 (c)	1,200	1,234
		6,711
Jersey 1.1%
Galaxy Pipeline Assets Bidco Limited
2.16%, 03/31/34 (c)	4,247	3,699
2.63%, 03/31/36 (e)	2,900	2,393
		6,092
Paraguay 0.6%
Bioceanico Sovereign Certificate Limited
0.00%, 06/05/34 (e) (h)	1,866	1,338
Frigorifico Concepcion S.A.
7.70%, 07/21/28 (e)	2,374	1,983
		3,321
South Korea 0.5%
Shinhan Financial Group Co., Ltd.
2.88%, (100, 05/12/26) (c) (d)	2,800	2,556
Bermuda 0.4%
Digicel Group Holdings Limited
0.00%, 12/31/30 (c) (h) (j)	1,302	146
Geopark Limited
5.50%, 01/17/27 (e)	2,400	2,123
		2,269
Isle of Man 0.0%
AngloGold Ashanti Holdings PLC
3.75%, 10/01/30	269	234
Total Corporate Bonds And Notes (cost $513,339)		476,643
GOVERNMENT AND AGENCY OBLIGATIONS 12.8%
Mexico 3.9%
Gobierno Federal de los Estados Unidos Mexicanos
5.00%, 04/27/51	1,400	1,218
4.40%, 02/12/52	6,600	5,223
6.34%, 05/04/53	15,000	15,281
		21,722
Colombia 2.9%
Departamento Administrativo De La Presidencia De La Republica
3.25%, 04/22/32	2,000	1,599
5.00%, 06/15/45	14,800	11,461
4.13%, 05/15/51	4,600	3,072
		16,132
Panama 2.6%
Government of the Republic of Panama
2.25%, 09/29/32	7,000	5,128
4.30%, 04/29/53	400	269
4.50%, 04/01/56	1,500	1,009
3.87%, 07/23/60	13,000	7,800
		14,206
Saudi Arabia 1.5%
Saudi Arabia, Kingdom of
3.45%, 02/02/61 (e)	12,000	8,430
South Africa 0.7%
South Africa, Parliament of
4.30%, 10/12/28	4,200	3,927
Chile 0.6%
Presidencia de la Republica de Chile
3.10%, 05/07/41 - 01/22/61	4,500	3,103
Indonesia 0.4%
The Republic of Indonesia, The Government of
3.70%, 10/30/49 (i)	3,000	2,486
Philippines 0.2%
The Philippines, Government of
2.95%, 05/05/45	1,200	900
Ukraine 0.0%
Cabinet of Ministers of Ukraine
0.00%, 09/01/24 - 09/01/25 (a) (b) (e)	510	155
Total Government And Agency Obligations (cost $91,066)		71,061
OTHER EQUITY INTERESTS 0.0%
United States of America 0.0%
Alpha Holding, S.A. de C.V (a) (e) (j) (k)	310	—
Mexico 0.0%
Alpha Holding, S.A. de C.V (a) (c) (j) (k)	310	—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 0.0%
United States of America 0.0%
New Cotai LLC (a) (j)	—	—
Total Common Stocks (cost $0)		—
SHORT TERM INVESTMENTS 1.0%
Securities Lending Collateral 0.8%
JNL Government Money Market Fund - Class SL, 5.32% (l) (m)	4,487	4,487
Investment Companies 0.2%
JNL Government Money Market Fund - Class I, 5.22% (l) (m)	1,270	1,270
Total Short Term Investments (cost $5,757)		5,757
Total Investments 99.4% (cost $610,162)		553,461
Other Assets and Liabilities, Net 0.6%		3,546
Total Net Assets 100.0%		557,007

(a) Non-income producing security.

(b) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(c) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $66,842 and 12.0% of the Fund.

(d) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(e) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(g) Convertible security.

(h) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i) All or a portion of the security was on loan as of December 31, 2023.

(j) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(k) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(l) Investment in affiliate.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/DoubleLine Emerging Markets Fixed Income Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	172,426	171,156	222	—	—	1,270	0.2
JNL Government Money Market Fund, 5.32% - Class SL	—	33,333	28,846	108	—	—	4,487	0.8
JNL Securities Lending Collateral Fund - Institutional Class	2,307	27,696	30,003	124	—	—	—	—
	2,307	233,455	230,005	454	—	—	5,757	1.0

JNL/DoubleLine Emerging Markets Fixed Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adani Electricity Mumbai Limited, 3.95%, 02/12/30	01/10/23	3,873	4,009	0.7
Adani Electricity Mumbai Limited, 3.87%, 07/22/31	12/12/22	2,000	2,179	0.4
Adani Energy Solutions Limited, 4.00%, 08/03/26	06/01/23	1,898	1,922	0.3
Adani Energy Solutions Limited, 4.25%, 05/21/36	08/03/23	3,268	3,405	0.6
Adani International Container Terminal Private Limited, 3.00%, 02/16/31	06/09/21	5,905	5,085	0.9
Adani Ports and Special Economic Zone Limited, 4.00%, 07/30/27	12/14/21	2,587	2,314	0.4
Adani Ports and Special Economic Zone Limited, 4.38%, 07/03/29	05/19/21	812	691	0.1
Adani Ports and Special Economic Zone Limited, 3.10%, 02/02/31	06/02/21	4,376	3,584	0.6
Adani Ports and Special Economic Zone Limited, 3.83%, 02/02/32	04/26/23	2,471	2,656	0.5
AES Andes SA, 6.35%, 10/07/79	11/18/19	4,099	3,834	0.7
Agrosuper S.A., 4.60%, 01/20/32	04/12/23	3,157	3,313	0.6
AI Candelaria (Spain), S.L.U, 7.50%, 12/15/28	03/29/22	2,653	2,688	0.5
AI Candelaria (Spain), S.L.U, 5.75%, 06/15/33	03/31/22	6,471	6,278	1.1
Alpha Holding, S.A. de C.V (callable at 104.50, 02/08/24)	09/30/22	—	—	—
Banco de Credito del Peru, 3.13%, 07/01/30	12/07/20	7,404	7,446	1.3
Banco de Credito del Peru, 3.25%, 09/30/31	01/31/23	944	962	0.2
Banco Do Brasil SA, 6.25% (callable at 100, 04/15/24)	06/04/18	6,448	7,453	1.3
Banco do Estado do Rio Grande do Sul S/A., 5.38%, 01/28/31	05/06/21	2,982	2,789	0.5
Banco GNB Sudameris S.A., 7.05%, 04/03/27	06/14/23	92	95	—
Banco GNB Sudameris S.A., 7.50%, 04/16/31	09/16/22	631	667	0.1
Banco Industrial S.A., 4.88%, 01/29/31	01/18/23	3,618	3,591	0.6
Banco Internacional Del Peru S.A.A. – Interbank, 6.63%, 03/19/29	09/27/23	843	845	0.2
Banco Internacional Del Peru S.A.A. – Interbank, 4.00%, 07/08/30	12/01/20	12,207	12,080	2.2
Banco Mercantil Del Norte S.A, 6.63% (callable at 100, 01/24/32)	09/07/22	2,253	2,295	0.4
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte, 7.50% (callable at 100, 06/27/29)	09/25/19	1,771	1,681	0.3
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte, 7.63% (callable at 100, 01/10/28)	07/05/18	6,727	6,523	1.2
Banco Nacional De Comercio Exterior, S.N.C., 2.72%, 08/11/31	08/11/22	6,976	6,896	1.2
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico, 7.53%, 10/01/28	03/20/23	1,184	1,259	0.2
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico, 8.45%, 06/29/38	11/27/23	200	212	—
Banistmo S.A., 4.25%, 07/31/27	01/18/23	1,390	1,366	0.2
Bank Leumi Le-Israel B.M., 3.28%, 01/29/31	03/03/23	4,446	4,526	0.8
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.13%, 01/18/33	06/22/22	8,325	8,620	1.6
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.88%, 09/13/34	06/22/22	4,119	4,311	0.8
Bioceanico Sovereign Certificate Limited, 0.00%, 06/05/34	08/25/22	1,316	1,338	0.2
Braskem Idesa, S.A.P.I., 6.99%, 02/20/32	08/22/22	2,277	1,633	0.3
Braskem Netherlands Finance B.V., 7.25%, 02/13/33	11/27/23	2,209	2,031	0.4
Braskem Netherlands Finance B.V., 8.50%, 01/23/81	12/22/22	1,462	1,302	0.2
BRF S.A., 4.88%, 01/24/30	05/19/23	2,688	2,888	0.5
C&W Senior Financing Designated Activity Company, 6.88%, 09/15/27	03/21/22	7,861	7,480	1.3
Cabinet of Ministers of Ukraine, 0.00%, 09/01/24	08/15/19	380	117	—
Cabinet of Ministers of Ukraine, 0.00%, 09/01/25	08/15/19	131	38	—
Canacol Energy Ltd., 5.75%, 11/24/28	09/25/23	4,747	4,291	0.8
Cap S.A., 3.90%, 04/27/31	12/10/21	7,229	6,371	1.1
CEMEX S.A.B. de C.V., 5.13% (callable at 100, 06/08/26)	07/07/22	10,367	11,130	2.0
Chile Electricity PEC SpA, 0.00%, 01/25/28	05/23/23	549	558	0.1
Compania de Minas Buenaventura S.A.A., 5.50%, 07/23/26	11/22/23	3,956	4,071	0.7
Corporacion Financiera de Desarrollo S.A., 5.25%, 07/15/29	12/07/22	4,430	4,498	0.8
Cosan Overseas Limited, 8.25% (callable at 100, 02/05/24)	01/24/23	7,896	7,880	1.4
Credito Real, S.A.B. De C.V., Sofom, E.N.R., 0.00% (callable at 100, 11/29/27)	08/01/18	3,123	16	—
CSN Resources S.A., 5.88%, 04/08/32	08/14/23	4,128	4,328	0.8

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/DoubleLine Emerging Markets Fixed Income Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CT Trust, 5.13%, 02/03/32	02/15/23	5,502	5,906	1.1
DBS Group Holdings Ltd, 1.82%, 03/10/31	10/21/21	6,645	6,304	1.1
EIG Pearl Holdings S.a r.l., 3.55%, 08/31/36	06/06/22	4,388	4,370	0.8
Empresa Electrica Angamos S.A, 4.88%, 05/25/29	05/24/18	1,394	1,234	0.2
Empresa Electrica Cochrane SpA, 5.50%, 05/14/27	12/09/20	3,177	2,937	0.5
Empresas Publicas de Medellin E.S.P., 4.25%, 07/18/29	06/03/21	9,371	8,382	1.5
Empresas Publicas de Medellin E.S.P., 4.38%, 02/15/31	05/18/21	4,789	4,020	0.7
Fenix Power Peru S.A., 4.32%, 09/20/27	05/24/21	672	622	0.1
Fideicomiso Patrimonio Autonomo Panamericana, 8.25%, 01/15/35	01/24/19	1,266	1,185	0.2
Frigorifico Concepcion S.A., 7.70%, 07/21/28	04/28/23	1,873	1,983	0.4
Galaxy Pipeline Assets Bidco Limited, 2.63%, 03/31/36	04/09/21	2,892	2,393	0.4
Geopark Limited, 5.50%, 01/17/27	07/06/23	2,057	2,123	0.4
Global Bank Corporation, 5.25%, 04/16/29	04/04/23	3,422	3,361	0.6
Guara Norte S.a r.l., 5.20%, 06/15/34	12/14/22	4,390	4,623	0.8
Industrias Penoles, S.A.B. de C.V., 4.15%, 09/12/29	08/09/23	2,376	2,456	0.4
Inkia Energy Limited, 5.88%, 11/09/27	07/24/18	6,041	5,917	1.1
Intergroup Financial Services Corp., 4.13%, 10/19/27	12/01/23	359	366	0.1
Inversiones La Construccion S.A., 4.75%, 02/07/32	08/31/22	3,199	3,456	0.6
ITAU Unibanco Holding SA, 4.63% (callable at 100, 02/27/25)	09/25/23	1,801	1,923	0.3
JSW Energy Limited, 4.13%, 05/18/31	03/15/23	878	908	0.2
JSW Steel Limited, 5.05%, 04/05/32	08/29/22	2,677	2,856	0.5
Kallpa Generacion S.A., 4.13%, 08/16/27	10/27/23	456	478	0.1
Lima Metro Line 2 Finance Limited, 5.88%, 07/05/34	06/15/23	828	832	0.2
LLPL Capital Pte. Ltd., 6.88%, 02/04/39	06/14/19	6,865	6,746	1.2
Marfrig Holdings (Europe) B.V., 3.95%, 01/29/31	05/31/23	7,052	7,597	1.4
MC Brazil Downstream Trading S.a r.l., 7.25%, 06/30/31	05/04/22	1,593	1,438	0.3
MEGlobal Canada ULC, 5.00%, 05/18/25	03/16/23	1,186	1,186	0.2
Mexico Generadora De Energia, S. De R.L. De C.V., 5.50%, 12/06/32	05/26/22	1,669	1,691	0.3
Millicom International Cellular SA, 6.63%, 10/15/26	04/11/23	3,565	3,605	0.7
Millicom International Cellular SA, 5.13%, 01/15/28	06/14/23	1,043	1,091	0.2
Millicom International Cellular SA, 6.25%, 03/25/29	02/21/23	3,180	3,291	0.6
Minejesa Capital B.V., 4.63%, 08/10/30	04/03/19	5,198	4,756	0.9
Minejesa Capital B.V., 5.63%, 08/10/37	03/01/19	10,578	9,275	1.7
Minerva Luxembourg S.A., 4.38%, 03/18/31	06/05/23	1,896	1,977	0.4
Minerva Luxembourg S.A., 8.88%, 09/13/33	11/17/23	1,908	2,014	0.4
Mong Duong Finance Holdings B.V., 5.13%, 05/07/29	09/16/22	2,395	2,525	0.5
Movida Europe S.A., 5.25%, 02/08/31	11/29/23	1,016	1,034	0.2
MV24 Capital B.V., 6.75%, 06/01/34	08/09/22	7,028	7,136	1.3
NBM US Holdings, Inc., 7.00%, 05/14/26	05/24/23	771	810	0.1
NBM US Holdings, Inc., 6.63%, 08/06/29	05/22/23	223	243	—
Network I2I Limited, 3.98% (callable at 100, 03/03/26)	08/02/22	854	928	0.2
Network I2I Limited, 5.65% (callable at 100, 01/15/25)	01/20/23	1,073	1,084	0.2
Nexa Resources S.A., 5.38%, 05/04/27	06/30/23	758	774	0.1
Oleoducto Central S.A., 4.00%, 07/14/27	03/29/22	2,884	2,788	0.5
Orazul Energy Egenor S. Enc. Por A., 5.63%, 04/28/27	06/03/21	2,072	2,065	0.4
Oversea-Chinese Banking Corporation Limited, 1.83%, 09/10/30	02/27/23	5,502	5,637	1.0
Petroleos del Peru - Petroperu S.A., 4.75%, 06/19/32	03/30/22	4,277	3,337	0.6
Petroleos del Peru - Petroperu S.A., 5.63%, 06/19/47	03/31/22	2,449	2,048	0.4
PT Freeport Indonesia, 5.32%, 04/14/32	11/16/23	462	491	0.1
PT Freeport Indonesia, 6.20%, 04/14/52	08/15/22	3,161	3,287	0.6
PT Indonesia Asahan Aluminium (Persero), 5.45%, 05/15/30	01/05/23	487	505	0.1
Rumo Luxembourg SARL, 4.20%, 01/18/32	11/10/23	703	768	0.1
Rutas 2 And 7 Finance Ltd, 0.00%, 09/30/36	08/09/22	3,023	2,991	0.5
Saudi Arabia, Kingdom of, 3.45%, 02/02/61	03/22/21	11,290	8,430	1.5
Simpar Europe, 5.20%, 01/26/31	03/31/22	3,825	3,929	0.7
Singtel Group Treasury Pte. Ltd., 1.88%, 06/10/30	11/17/21	197	169	—
UEP Penonome II S.A., 6.50%, 10/01/38	02/16/21	1,260	928	0.2
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R., 0.00% (callable at 100, 01/29/25)	06/22/18	7,694	31	—
Unigel Luxembourg SA, 0.00%, 10/01/26	04/10/23	847	254	0.1
United Overseas Bank Limited, 1.75%, 03/16/31	04/29/21	9,011	8,763	1.6
United Overseas Bank Limited, 2.00%, 10/14/31	03/01/23	890	911	0.2
UPL Corporation Limited, 4.50%, 03/08/28	07/22/22	1,012	1,053	0.2
UPL Corporation Limited, 4.63%, 06/16/30	07/06/22	6,132	6,150	1.1
Vedanta Resources Limited, 6.13%, 08/09/24	06/06/18	6,417	4,323	0.8
VTR Finance N.V., 6.38%, 07/15/28	01/05/22	3,800	1,050	0.2
		388,578	363,289	65.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DoubleLine Emerging Markets Fixed Income Fund
Assets - Securities
Corporate Bonds And Notes	—	476,497	146	476,643
Government And Agency Obligations	—	71,061	—	71,061
Other Equity Interests	—	—	—	—
Common Stocks	—	—	—	—
Short Term Investments	5,757	—	—	5,757
	5,757	547,558	146	553,461

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/DoubleLine Shiller Enhanced CAPE Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 42.2%
37 Capital CLO 1, LTD
Series 2021-A-1A, REMIC, 6.86%, (3 Month Term SOFR + 1.46%), 10/16/34 (a)	10,000	9,951
Affirm Asset Securitization Trust 2022-A
Series 2022-A-A, 4.30%, 11/15/24	6,250	6,154
Affirm Asset Securitization Trust 2022-X1
Series 2023-A-X1, 7.11%, 11/15/28	7,500	7,521
AJAX Mortgage Loan Trust 2021-C
Series 2021-A-C, 2.12%, 01/25/61 (b)	1,201	1,147
Aligned Data Centers Issuer, LLC
Series 2021-A2-1A, 1.94%, 08/17/26	2,000	1,784
Allegro CLO VII Ltd
Series 2018-A-1A, 6.76%, (3 Month Term SOFR + 1.36%), 06/13/31 (a) (c)	2,854	2,854
Allegro CLO X Ltd
Series 2019-AR-1A, 6.83%, (3 Month Term SOFR + 1.41%), 04/20/32 (a)	3,500	3,500
Alternative Loan Trust
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	784	455
Alternative Loan Trust 2006-29T1
Series 2006-2A6-29T1, REMIC, 6.50%, 10/25/36	667	397
Alternative Loan Trust 2006-OC8
Series 2006-1A2-OC8, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 11/25/36 (a) (b)	947	819
Alternative Loan Trust 2007-12T1
Series 2007-A6-12T1, REMIC, 6.00%, 06/25/37	4,263	1,954
Alternative Loan Trust 2007-23CB
Series 2007-A5-23CB, REMIC, 6.50%, 09/25/37	5,771	3,110
American Home Mortgage Investment Trust 2004-3
Series 2004-M1-2, REMIC, 6.37%, (1 Month Term SOFR + 1.01%), 02/25/44 (a) (b)	2,164	2,022
Anchorage Capital CLO 19, Ltd.
Series 2021-A-19A, 6.87%, (3 Month Term SOFR + 1.47%), 10/16/34 (a)	7,000	6,997
Anchorage Capital CLO 4 Ltd.
Series 2014-B-4RA, 7.15%, (3 Month Term SOFR + 1.76%), 01/28/31 (a)	2,000	1,984
Angel Oak Mortgage Trust 2020-6
Series 2020-A3-6, REMIC, 1.78%, 09/25/24	622	552
Angel Oak Mortgage Trust 2021-7
Series 2021-A1-7, REMIC, 1.98%, 11/25/25	3,488	2,941
Arbor Multifamily Mortgage Securities Trust 2020-MF1
Interest Only, Series 2020-XA-MF1, REMIC, 0.95%, 05/15/53 (a)	24,262	1,077
Arbor Multifamily Mortgage Securities Trust 2021-Mf2
Interest Only, Series 2021-XA-MF2, REMIC, 1.11%, 06/15/54 (a)	51,104	2,998
AREIT 2019-CRE3 Trust
Series 2019-D-CRE3, 8.13%, (1 Month Term SOFR + 2.76%), 09/15/36 (a) (b)	4,369	4,014
Ares XXXVII CLO Ltd
Series 2015-A3R-4A, 7.16%, (3 Month Term SOFR + 1.76%), 10/15/30 (a)	2,750	2,717
Argentina, Republic of
Series 2022-A-CRE6, 6.59%, (SOFR 30-Day Average + 1.25%), 01/21/37 (a)	1,216	1,207
Arivo Acceptance Auto Loan Receivables Trust 2021-1
Series 2021-A-1A, 1.19%, 07/15/24	312	306
Arroyo Mortgage Trust 2019-3
Series 2019-A3-3, REMIC, 3.42%, 12/25/25 (a)	954	870
Atlas Senior Loan Fund XVI, Ltd.
Series 2018-B-11A, 7.29%, (3 Month Term SOFR + 1.91%), 07/28/31 (a) (c)	2,000	1,981
Bain Capital Credit CLO 2022-3, Limited
Series 2022-B-3A, 7.40%, (3 Month Term SOFR + 2.00%), 07/17/35 (a)	10,500	10,500
Banc of America Alternative Loan Trust 2006-3
Series 2022-A-FL8, 7.58%, (SOFR 30-Day Average + 2.20%), 01/19/37 (a)	3,000	2,978
Series 2005-2CB1-10, REMIC, 6.00%, 11/25/35	296	261
Banc of America Funding 2006-D Trust
Series 2006-A1-D, REMIC, 3.45%, 05/20/36 (a)	1,778	1,450
Bank 2017-BNK4
Interest Only, Series 2017-XA-BNK4, REMIC, 1.34%, 05/17/50 (a)	12,891	428
Bank 2021-BNK36
Interest Only, Series 2021-XA-BN36, REMIC, 0.90%, 09/17/64 (a)	79,580	3,224
Battalion CLO XI Ltd.
Series 2017-AR-11A, 6.81%, (3 Month Term SOFR + 1.41%), 04/24/34 (a)	8,000	7,987
Battalion CLO XX Ltd.
Series 2021-A-20A, 6.84%, (3 Month Term SOFR + 1.44%), 07/17/34 (a)	1,500	1,500
BBCMS 2018-TALL Mortgage Trust
Series 2018-F-TALL, REMIC, 8.79%, (1 Month Term SOFR + 3.43%), 03/16/37 (a) (b)	4,000	2,081
BBCMS 2019-BWAY Mortgage Trust
Series 2019-E-BWAY, REMIC, 8.33%, (1 Month Term SOFR + 2.96%), 11/15/34 (a)	2,715	396
BBCMS Mortgage Trust 2017-C1
Interest Only, Series 2017-XA-C1, REMIC, 1.45%, 02/17/50 (a)	18,832	675
BBCMS Mortgage Trust 2021-C10
Interest Only, Series 2021-XB-C10, REMIC, 1.02%, 07/17/54 (a)	26,096	1,574
Interest Only, Series 2021-XD-C10, REMIC, 1.70%, 07/17/54 (a)	16,250	1,558
BB-UBS Trust
Series 2012-TE-TFT, REMIC, 3.56%, 06/07/30 (a)	2,771	2,335
BDS 2021-FL10 Ltd
Series 2021-A-FL10, 6.80%, (1 Month Term SOFR + 1.46%), 12/18/36 (a)	4,360	4,335
BDS Ltd
Series 2021-A-FL9, 6.52%, (1 Month Term SOFR + 1.18%), 11/18/38 (a)	2,346	2,314
Bear Stearns ARM Trust 2007-1
Series 2007-4A1-1, REMIC, 5.09%, 02/25/47 (a)	6,719	5,646
Benchmark 2020-B22 Mortgage Trust
Interest Only, Series 2020-XA-B22, REMIC, 1.51%, 01/16/54 (a)	30,506	2,393
Benefit Street Partners CLO XXIV Ltd
Series 2021-A-24A, 6.85%, (3 Month Term SOFR + 1.43%), 10/20/34 (a)	5,000	5,000
Bravo Residential Funding Trust 2021-A
Series 2021-A1-A, 1.99%, 01/25/24 (b)	3,508	3,408
Bravo Residential Funding Trust 2021-B
Series 2021-A1-B, 2.12%, 04/25/69 (b)	4,716	4,577
BRSP 2021-FL1, Ltd.
Series 2021-A-FL1, 6.62%, (1 Month Term SOFR + 1.26%), 08/19/38 (a) (b)	2,773	2,719
Series 2021-AS-FL1, 7.07%, (1 Month Term SOFR + 1.71%), 08/19/38 (a) (b)	4,812	4,594
BSPRT 2021-FL7 Issuer, Ltd.
Series 2021-B-FL7, 7.53%, (1 Month Term SOFR + 2.16%), 12/15/38 (a)	2,000	1,953
BSPRT 2022-FL8 Issuer, Ltd.
Series 2022-A-FL8, 6.82%, (SOFR 30-Day Average + 1.50%), 02/17/37 (a) (b)	3,450	3,416
Business Jet Securities 2021-1, LLC
Series 2021-A-1A, 2.16%, 04/15/27	830	767
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-A-VKNG, REMIC, 6.41%, (1 Month Term SOFR + 1.04%), 10/15/25 (a)	3,453	3,426
BX Trust 2021-MFM1
Series 2021-D-VIEW, REMIC, 8.38%, (1 Month Term SOFR + 3.01%), 06/16/36 (a)	741	687
BXMT 2020-FL2, Ltd.
Series 2020-A-FL2, REMIC, 6.12%, (1 Month Term SOFR + 1.01%), 02/18/38 (a) (b)	3,681	3,527

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
BXMT 2020-FL3 Ltd
Series 2020-A-FL3, 6.88%, (1 Month Term SOFR + 1.51%), 11/18/37 (a)	3,560	3,446
CAL Funding IV Ltd.
Series 2020-A-1A, REMIC, 2.22%, 03/27/28	2,171	1,946
Carbon Capital VI Commercial Mortgage 2017-FL1 Tru
Series 2019-B-FL2, REMIC, 8.33%, (1 Month Term SOFR + 2.96%), 10/15/35 (a)	1,752	1,534
Carlyle US CLO 2023-3 Ltd
Series 2023-B-3A, 7.94%, (3 Month Term SOFR + 2.60%), 10/15/36 (a)	4,275	4,277
Carrington Mortgage Loan Trust, Series 2006-NC4
Series 2006-A3-NC4, REMIC, 5.63%, (1 Month Term SOFR + 0.27%), 07/25/36 (a) (b)	1,643	1,590
Carvana Auto Receivables Trust 2020-P1
Series 2020-D-P1, 1.82%, 09/08/25	1,300	1,177
Carvana Auto Receivables Trust 2023-N3
Series 2023-A-N3, REMIC, 6.41%, 08/10/25	4,261	4,282
Castlelake Aircraft Structured Trust 2019-1
Series 2019-A-1A, 3.97%, 04/15/26 (b)	2,012	1,754
Cathedral Lake VIII, Ltd.
Series 2021-A1-8A, 6.90%, (3 Month Term SOFR + 1.48%), 01/22/35 (a)	5,000	4,994
CBAM 2017-1 Ltd
Series 2017-B-1A, 7.48%, (3 Month Term SOFR + 2.06%), 07/22/30 (a)	1,000	1,000
CBAM 2017-2 Ltd
Series 2017-AR-2A, 6.85%, (3 Month Term SOFR + 1.45%), 07/17/34 (a)	5,000	4,989
CD 2017-CD4 Mortgage Trust
Interest Only, Series 2017-XA-CD4, REMIC, 1.22%, 05/12/50 (a)	14,301	435
CD 2017-CD6 Mortgage Trust
Series 2017-C-CD6, REMIC, 4.23%, 11/15/27 (a)	350	281
CFCRE 2016-C4 Mortgage Trust
Series 2016-C-C4, REMIC, 4.84%, 04/10/26 (a)	2,332	2,138
Interest Only, Series 2016-XA-C4, REMIC, 1.60%, 05/10/58 (a)	13,718	371
CHCP 2021-FL1 Ltd.
Series 2021-C-FL1, 7.57%, (1 Month Term SOFR + 2.21%), 02/16/38 (a) (b)	2,500	2,425
CHL Mortgage Pass-Through Trust 2007-HY3
Series 2007-A19-10, REMIC, 6.00%, 07/25/37	2,854	1,414
Citigroup Commercial Mortgage Trust 2014-GC19
Interest Only, Series 2014-XA-GC19, REMIC, 0.90%, 03/12/47 (a)	5,465	9
Citigroup Commercial Mortgage Trust 2014-GC21
Interest Only, Series 2014-XA-GC21, REMIC, 1.11%, 05/10/47 (a)	20,202	1
Citigroup Commercial Mortgage Trust 2015-GC27
Series 2015-C-GC27, REMIC, 4.42%, 01/10/25 (a)	1,520	1,370
Citigroup Commercial Mortgage Trust 2016-GC36
Interest Only, Series 2016-XA-GC36, REMIC, 1.21%, 02/12/49 (a)	3,747	72
Citigroup Commercial Mortgage Trust 2016-GC37
Interest Only, Series 2016-XA-GC37, REMIC, 1.65%, 04/12/49 (a)	3,224	87
Citigroup Commercial Mortgage Trust 2016-P3
Interest Only, Series 2016-XA-P3, REMIC, 1.65%, 04/16/49 (a)	5,990	141
Citigroup Commercial Mortgage Trust 2016-P5
Interest Only, Series 2016-XA-P5, REMIC, 1.38%, 10/13/49 (a)	8,920	250
Citigroup Commercial Mortgage Trust 2017-P7
Interest Only, Series 2017-XA-P7, REMIC, 1.08%, 04/15/50 (a)	10,947	296
Citigroup Mortgage Loan Trust 2014-6
Series 2014-2A2-6, REMIC, 4.47%, (1 Month Term SOFR + 0.31%), 04/26/38 (a) (b)	12,270	11,116
Citimortgage Alternative Loan Trust, Series 2006-A3
Series 2006-1A13-A3, REMIC, 6.00%, 07/25/36	624	547
CLNC 2019-FL1, Ltd.
Series 2019-D-FL1, 8.37%, (1 Month Term SOFR + 3.01%), 04/19/26 (a)	3,000	2,881
CMALT (CitiMortgage Alternative Loan Trust), Series 2007-A6
Series 2007-1A16-A6, REMIC, 6.00%, 06/25/37	870	764
Cold Storage Trust 2020-ICE5
Series 2020-A-ICE5, 6.38%, (1 Month Term SOFR + 1.01%), 11/16/37 (a)	2,408	2,397
Colt 2021-RPL1 Trust
Series 2021-A1-RPL1, REMIC, 1.67%, 09/25/61	3,481	3,078
COLT 2022-2 Mortgage Loan Trust
Series 2022-A1-2, REMIC, 2.99%, 02/25/67 (b)	3,908	3,523
COMM 2013-CCRE12 Mortgage Trust
Interest Only, Series 2013-XA-CR12, REMIC, 0.72%, 10/15/46 (a)	6,910	7
COMM 2014-CCRE16 Mortgage Trust
Series 2014-C-CR16, REMIC, 4.91%, 04/12/24 (a)	1,000	896
COMM 2014-UBS3 Mortgage Trust
Interest Only, Series 2014-XA-UBS3, REMIC, 1.04%, 06/12/47 (a)	28,011	6
COMM 2014-UBS5 Mortgage Trust
Series 2014-A3-UBS5, REMIC, 3.57%, 08/12/24	3,364	3,322
COMM 2015-CCRE25 Mortgage Trust
Interest Only, Series 2015-XA-CR25, REMIC, 0.79%, 08/12/48 (a)	18,195	178
COMM 2015-CCRE26 Mortgage Trust
Interest Only, Series 2015-XA-CR26, REMIC, 0.89%, 10/13/48 (a)	4,308	46
COMM 2015-CCRE27 Mortgage Trust
Interest Only, Series 2015-XA-CR27, REMIC, 0.90%, 10/13/48 (a)	9,892	122
COMM 2015-LC21 Mortgage Trust
Series 2015-B-LC21, REMIC, 4.32%, 06/12/25 (a)	5,124	4,868
Interest Only, Series 2015-XA-LC21, REMIC, 0.63%, 07/10/48 (a)	15,915	108
COMM 2016-COR1 Mortgage Trust
Series 2016-C-COR1, REMIC, 4.33%, 10/13/26 (a)	1,276	963
COMM 2018-HCLV Mortgage Trust
Series 2018-D-HCLV, REMIC, 7.83%, (1 Month Term SOFR + 2.47%), 09/15/33 (a)	197	124
Commonbond Student Loan Trust 2016-A
Series 2016-A1-A, REMIC, 3.32%, 05/25/40	332	318
CQS US CLO 2021-1 Ltd
Series 2021-A-1A, 6.90%, (3 Month Term SOFR + 1.48%), 01/22/35 (a)	6,000	5,970
Series 2021-B-1A, 7.56%, (3 Month Term SOFR + 2.14%), 01/22/35 (a)	3,400	3,338
Credit Suisse ABS Trust 2020-AT1
Series 2020-A-AT1, 2.61%, 10/15/26	315	308
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-2A1-11, REMIC, 6.00%, 12/25/35	432	295
Crown City CLO
Series 2021-A1A-1A, 6.85%, (3 Month Term SOFR + 1.43%), 07/20/34 (a)	3,000	2,990
CSMC 2020-RPL2 Trust
Series 2020-A12-RPL2, REMIC, 3.53%, 02/25/60 (a)	3,270	3,467
CSMC 2020-SPT1 Trust
Series 2020-A3-SPT1, REMIC, 2.73%, 07/25/24 (b)	500	471
CVP CLO 2017-2 Ltd
Series 2017-A-2A, 6.87%, (3 Month Term SOFR + 1.45%), 01/21/31 (a) (c)	7,086	7,087
CWMBS, Inc.
Series 2006-A1-OA2, REMIC, 5.89%, (1 Month Term SOFR + 0.53%), 05/20/46 (a) (b)	1,494	1,221
DBJPM 2016-C1 Mortgage Trust
Series 2016-C-C1, REMIC, 3.32%, 03/12/26 (a)	801	690
Interest Only, Series 2016-XA-C1, REMIC, 1.37%, 05/12/49 (a)	11,303	251

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-2
Series 2007-2A1-2, REMIC, 5.77%, (1 Month Term SOFR + 0.41%), 09/25/47 (a) (b)	869	727
Domino's Pizza, Inc.
Series 2015-A2II-1A, 4.47%, 10/25/25	2,604	2,545
Elevation CLO 2018-9, Ltd.
Series 2018-A1-9A, 6.78%, (3 Month Term SOFR + 1.38%), 07/15/31 (a)	5,971	5,971
Elmwood CLO II Ltd
Series 2019-AR-2A, 6.83%, (3 Month Term SOFR + 1.41%), 04/20/34 (a)	5,000	5,000
Exeter Automobile Receivables Trust 2021-1
Series 2021-D-1A, 1.08%, 11/16/26	1,500	1,451
Series 2021-E-1A, 2.21%, 02/15/28	3,350	3,115
Exeter Automobile Receivables Trust 2023-5
Series 2023-A2-5A, 6.20%, 07/15/24	4,825	4,830
Extended Stay America Trust 2021-ESH
Series 2021-A-ESH, REMIC, 6.56%, (1 Month Term SOFR + 1.19%), 07/15/38 (a)	3,762	3,724
First Franklin Mortgage Loan Trust 2004-FF10 Asset-Backed Certificates, Series 2004-FF10
Series 2005-A6M-FF10, REMIC, 6.17%, (1 Month Term SOFR + 0.81%), 11/25/35 (a) (b)	985	912
Foundation Finance Trust 2019-1
Series 2019-A-1A, 3.86%, 12/15/24	199	198
FREMF 2016-KF18 Mortgage Trust
Series 2016-B-KF18, REMIC, 10.95%, (SOFR 30-Day Average + 5.61%), 05/25/26 (a)	457	446
FREMF 2017-KF27 Mortgage Trust
Series 2017-B-KF27, REMIC, 9.80%, (SOFR 30-Day Average + 4.46%), 12/25/26 (a)	266	259
FREMF 2017-KF29 Mortgage Trust
Series 2017-B-KF29, REMIC, 9.00%, (SOFR 30-Day Average + 3.66%), 02/25/24 (a)	254	253
FREMF 2017-KF30 Mortgage Trust
Series 2017-B-KF30, REMIC, 8.70%, (SOFR 30-Day Average + 3.36%), 03/25/27 (a)	500	491
FS Rialto 2021-FL2 Issuer, Ltd.
Series 2021-A-FL2, 6.69%, (1 Month Term SOFR + 1.33%), 05/18/38 (a) (b)	2,252	2,238
FS Rialto 2021-FL3 Issuer, Ltd.
Series 2021-A-FL3, 6.72%, (1 Month Term SOFR + 1.36%), 11/18/36 (a)	3,500	3,452
FS Rialto 2022-FL5 Issuer LLC
Series 2022-A-FL5, 7.63%, (1 Month Term SOFR + 2.30%), 06/19/37 (a)	4,125	4,119
Galaxy XXII CLO Ltd
Series 2016-ARR-22A, 6.86%, (3 Month Term SOFR + 1.46%), 04/17/34 (a)	8,000	8,000
GCAT 2021-NQM4 TRUST
Series 2021-A3-NQM4, REMIC, 1.56%, 08/25/66 (a)	3,224	2,517
Generate CLO 6 Ltd
Series A1R-6A, 6.87%, (3 Month Term SOFR + 1.46%), 01/22/35 (a)	5,000	5,000
Generate CLO IX Ltd
Series A-9A, REMIC, 6.88%, (3 Month Term SOFR + 1.46%), 10/20/34 (a)	7,500	7,500
Global SC Finance VI SRL
Series 2020-A-1A, 2.17%, 10/17/40	1,274	1,163
GLS Auto Receivables Issuer Trust 2023-4
Series 2023-A2-4A, 6.40%, 03/17/25	5,600	5,617
GPMT 2021-FL3 Ltd
Series 2021-A-FL3, 6.72%, (1 Month Term SOFR + 1.36%), 08/16/24 (a)	1,551	1,531
GPMT 2021-FL4 Ltd
Series 2021-A-FL4, 6.80%, (1 Month Term SOFR + 1.46%), 09/16/24 (a)	3,290	3,229
Great Wolf Trust 2019-WOLF
Series 2019-A-WOLF, REMIC, 6.25%, (1 Month Term SOFR + 1.15%), 12/15/36 (a) (b)	3,350	3,337
Greystone CRE Notes 2021-FL3, Ltd.
Series 2021-C-FL3, 7.48%, (1 Month Term SOFR + 2.11%), 07/15/39 (a)	1,300	1,238
GS Mortgage Securities Corp Trust 2018-RIVR
Series 2018-G-RIVR, REMIC, 8.01%, (1 Month Term SOFR + 2.65%), 07/16/35 (a) (b)	2,000	152
GS Mortgage Securities Corporation Trust 2021-ARDN
Series 2021-E-ARDN, REMIC, 8.83%, (1 Month Term SOFR + 3.46%), 11/17/36 (a)	3,661	3,416
GS Mortgage Securities Trust 2014-GC24
Interest Only, Series 2014-XA-GC24, REMIC, 0.68%, 09/12/47 (a)	7,506	16
GS Mortgage Securities Trust 2015-GS1
Interest Only, Series 2015-XA-GS1, REMIC, 0.75%, 11/13/48 (a)	5,238	59
GS Mortgage Securities Trust 2017-GS6
Interest Only, Series 2017-XA-GS6, REMIC, 1.01%, 05/12/50 (a)	22,001	593
GS Mortgage Securities Trust 2017-GS8
Interest Only, Series 2017-XA-GS8, REMIC, 0.94%, 11/11/50 (a)	29,151	817
GS Mortgage Securities Trust 2020-GSA2
Interest Only, Series 2020-XA-GSA2, REMIC, 1.71%, 12/12/53 (a)	28,474	2,324
Gulf Stream Meridian 3 Ltd
Series 2021-A1-IIIA, 6.98%, (3 Month Term SOFR + 1.58%), 04/17/34 (a)	10,000	10,000
Gulf Stream Meridian 4 Ltd
Series 2021-A1-4A, 6.86%, (3 Month Term SOFR + 1.46%), 07/17/34 (a)	7,600	7,600
HalseyPoint CLO I, Ltd
Series 2019-A1A1-1A, 7.03%, (3 Month Term SOFR + 1.61%), 01/20/33 (a)	2,500	2,497
Harborview Mortgage Loan Trust, 2006-11
Series 2006-A1A-11, REMIC, 5.81%, (1 Month Term SOFR + 0.45%), 12/19/36 (a) (b)	3,835	3,323
Hayfin Kingsland VIII Ltd
Series 2018-A-8A, 6.80%, (3 Month Term SOFR + 1.38%), 04/21/31 (a)	3,803	3,803
Highbridge Loan Management 3-2014
Series 3A-CR-2014, 9.26%, (3 Month Term SOFR + 3.86%), 07/18/29 (a)	1,900	1,900
Hilton Orlando Trust 2018-ORL
Series 2018-B-ORL, REMIC, 6.71%, (1 Month Term SOFR + 1.35%), 12/15/34 (a) (b)	1,400	1,388
Horizon Aircraft Finance III Limited
Series 2019-A-2, 3.43%, 11/15/26 (b) (c)	6,920	5,464
IndyMac MBS, Inc.
Series 2005-1A2-A15, REMIC, 5.75%, 02/25/36	343	316
Series 2006-A10-A2, REMIC, 6.00%, 05/25/36	1,101	438
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2019-C-UES, REMIC, 4.34%, 05/07/24	1,177	1,137
Series 2019-D-UES, REMIC, 4.45%, 05/07/24 (a)	1,205	1,158
Series 2019-E-UES, REMIC, 4.45%, 05/07/24 (a)	1,406	1,345
Series 2019-F-UES, REMIC, 4.45%, 05/07/24 (a)	1,476	1,406
Series 2019-G-UES, REMIC, 4.45%, 05/07/24 (a)	1,612	1,530
J.P. Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series 2014-B-C20, REMIC, 4.40%, 06/17/24 (a)	3,529	3,292
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-AON
Series 2018-E-AON, REMIC, 4.61%, 07/08/31 (a)	3,103	1,064
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series 2018-EFX-WPT, REMIC, 5.36%, 07/08/33 (a)	3,141	2,277
J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 2020-EFX-NNN, REMIC, 3.97%, 01/16/25	2,898	1,697

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Jamestown CLO IX Ltd
Series 2016-A1RR-9A, 6.88%, (3 Month Term SOFR + 1.50%), 07/25/34 (a)	4,000	3,993
Jimmy Johns Funding LLC
Series 2017-A2II-1A, 4.85%, 07/30/27	1,792	1,717
JPMBB Commercial Mortgage Securities Trust 2014-C23
Series 2014-D-C23, REMIC, 3.98%, 09/17/24 (a)	2,274	1,999
JPMBB Commercial Mortgage Securities Trust 2015-C31
Interest Only, Series 2015-XA-C32, REMIC, 1.10%, 11/18/48 (a)	7,947	84
JPMCC Commercial Mortgage Securities Trust 2015-JP1
Interest Only, Series 2015-XA-JP1, REMIC, 0.88%, 01/15/49 (a)	3,037	41
JPMCC Commercial Mortgage Securities Trust 2016-JP4
Interest Only, Series 2016-XA-JP4, REMIC, 0.57%, 12/17/49 (a)	14,922	189
JPMDB Commercial Mortgage Securities Trust 2016-C2
Interest Only, Series 2016-XA-C2, REMIC, 1.48%, 06/17/49 (a)	24,297	590
Katayma CLO I Ltd
Series 2023-A1-1A, 7.39%, (3 Month Term SOFR + 2.00%), 10/20/36 (a)	10,000	10,000
Series 2023-B-1A, 8.04%, (3 Month Term SOFR + 2.65%), 10/20/36 (a)	9,500	9,502
Kestrel Aircraft Funding Limited
Series 2018-A-1A, 4.25%, 10/15/25 (c)	1,097	974
KREF 2021-FL2 Ltd.
Series 2021-A-FL2, 6.55%, (1 Month Term SOFR + 1.18%), 02/17/39 (a) (b)	3,270	3,202
KREF 2022-FL3 Ltd.
Series 2022-A-FL3, 6.78%, (1 Month Term SOFR + 1.45%), 02/22/39 (a) (b)	1,268	1,262
LCCM 2017-LC26 Commercial Mortgage Trust
Series 2017-C-LC26, REMIC, 4.71%, 06/11/27	2,900	2,483
LCCM 2021-FL3 Trust
Series 2021-AS-FL3, REMIC, 7.28%, (1 Month Term SOFR + 1.91%), 11/17/36 (a) (b)	2,250	2,184
Series 2021-B-FL3, REMIC, 7.68%, (1 Month Term SOFR + 2.31%), 11/17/36 (a) (b)	2,250	2,163
LCM XVII Limited Partnership
Series A2RR-17A, 6.81%, (3 Month Term SOFR + 1.41%), 10/15/31 (a)	5,000	4,998
Legacy Mortgage Asset Trust 2021-GS3
Series 2021-A1-GS3, REMIC, 1.75%, 07/25/61 (b)	3,685	3,515
Legacy Mortgage Asset Trust 2021-GS4
Series 2021-A1-GS4, REMIC, 1.65%, 11/25/60 (b)	4,398	4,157
Lendbuzz Securitization Trust 2022-1
Series 2022-A-1A, 4.22%, 05/17/27	1,303	1,270
LoanCore 2021-CRE5 Issuer Ltd.
Series 2021-A-CRE5, REMIC, 6.78%, (1 Month Term SOFR + 1.41%), 07/15/36 (a)	2,588	2,561
LoanCore 2021-CRE6 Issuer Ltd
Series 2021-A-CRE6, 6.78%, (1 Month Term SOFR + 1.41%), 11/15/38 (a) (b)	3,340	3,259
Loanpal Solar Loan 2020-3 LLC
Series 2020-A-3GS, 2.47%, 08/20/35	1,792	1,342
Loanpal Solar Loan 2021-1 Ltd.
Series 2021-A-1GS, 2.29%, 10/20/34	1,875	1,452
Logan CLO III Ltd
Series 2022-B-1A, 7.46%, (3 Month Term SOFR + 2.05%), 04/23/35 (a)	5,000	5,002
Long Beach Mortgage Loan Trust 2006-6
Series 2006-2A3-6, REMIC, 5.77%, (1 Month Term SOFR + 0.41%), 07/25/36 (a) (b)	9,701	3,793
LSTAR Commercial Mortgage Trust 2016-4
Interest Only, Series 2016-XA-4, REMIC, 1.68%, 03/12/49 (a)	8,971	156
Lunar Aircraft 2020-1 Limited
Series 2020-A-1A, 3.38%, 02/15/27 (b)	1,816	1,603
Madison Park Funding XXXI, Ltd.
Series 2018-B-31A, 7.37%, (3 Month Term SOFR + 1.96%), 01/23/31 (a)	1,000	998
Marble Point CLO XIV Ltd
Series 2018-A1R-2A, 6.96%, (3 Month Term SOFR + 1.54%), 01/20/32 (a)	8,000	7,996
Marble Point CLO XXII Ltd.
Series 2021-A-2A, 6.84%, (3 Month Term SOFR + 1.46%), 07/25/34 (a)	7,500	7,468
Marlette Funding Trust
Series 2021-C-1A, 1.41%, 06/16/31	426	424
Series 2021-D-1A, 2.47%, 06/16/31	1,500	1,445
Marlette Funding Trust 2022-2
Series 2022-B-2A, 5.50%, 03/15/25	7,000	6,964
MED Trust 2021-MDLN
Series 2021-A-MDLN, REMIC, 6.43%, (1 Month Term SOFR + 1.06%), 11/15/38 (a)	4,150	4,070
Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-2
Series 2006-A2C-AHL1, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 05/25/37 (a) (b)	6,238	3,615
MF1 2021-FL6 Ltd.
Series 2021-C-FL6, 7.32%, (1 Month Term SOFR + 1.96%), 07/18/36 (a)	4,700	4,516
MF1 2022-FL8 Ltd.
Series 2022-A-FL8, 6.71%, (1 Month Term SOFR + 1.35%), 02/20/37 (a)	3,300	3,250
MFA 2023-NQM3 Trust
Series 2023-A1-NQM3, REMIC, 6.62%, 07/25/68 (b)	11,555	11,665
MKS CLO 2017-1, Ltd.
Series 2017-AR-1A, 6.68%, (3 Month Term SOFR + 1.26%), 07/22/30 (a)	4,695	4,689
Morgan Stanley ABS Capital I Inc. Trust 2007-HE3
Series 2007-A1-HE3, REMIC, 5.73%, (1 Month Term SOFR + 0.24%), 12/25/36 (a) (b)	2,988	1,743
Morgan Stanley ABS Capital Trust I Inc.
Series 2005-M2-HE2, REMIC, 6.13%, (1 Month Term SOFR + 0.77%), 01/25/35 (a) (b)	2,011	1,909
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15
Series 2014-AS-C16, REMIC, 4.09%, 05/17/24	3,077	3,026
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28
Interest Only, Series 2016-XA-C28, REMIC, 1.15%, 01/15/49 (a)	3,387	57
Morgan Stanley Capital I Trust 2015-UBS8
Interest Only, Series 2015-XA-UBS8, REMIC, 0.83%, 12/17/48 (a)	4,056	48
Morgan Stanley Capital I Trust 2017-H1
Interest Only, Series 2017-XA-H1, REMIC, 1.32%, 06/17/50 (a)	22,694	646
Morgan Stanley Capital I Trust 2019-NUGS
Series 2019-F-NUGS, REMIC, 8.32%, (1 Month Term SOFR + 2.96%), 12/15/36 (a)	4,283	1,071
Mosaic Solar Loan Trust 2020-1
Series 2020-A-1A, 2.10%, 03/22/32	307	268
Series 2020-B-1A, 3.10%, 11/22/32	2,898	2,516
Mosaic Solar Loan Trust 2020-2
Series 2020-B-2A, 2.21%, 05/20/33	1,127	944
MP CLO VIII Ltd
Series 2015-ARR-2A, 6.85%, (3 Month Term SOFR + 1.46%), 04/28/34 (a)	5,000	4,983
Nassau 2018-I Ltd.
Series 2018-A-IA, 6.81%, (3 Month Term SOFR + 1.41%), 07/15/31 (a)	4,795	4,779
Natixis Commercial Mortgage Securities Trust 2018-FL1
Series 2018-C-FL1, REMIC, 7.61%, (1 Month Term SOFR + 2.25%), 06/15/35 (a)	3,129	1,745
Navient Private Education Refi Loan Trust 2018-A
Series 2018-B-A, 3.68%, 11/17/25	2,712	2,591
New Mountain CLO 2 Ltd
Series CLO-A-2A, 6.85%, (3 Month Term SOFR + 1.45%), 04/17/34 (a)	4,000	4,000
New York Mortgage Trust
Series 2021-A1-BPL1, REMIC, 2.24%, 05/25/26 (b)	4,187	4,123

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
OBX 2020-EXP2 Trust
Series 2020-A3-EXP2, REMIC, 2.50%, 07/25/36 (a)	377	311
Octagon 56, Ltd.
Series 2021-B-1A, REMIC, 7.31%, (3 Month Term SOFR + 1.91%), 10/16/34 (a)	2,500	2,470
Octagon Investment Partners XXI Ltd
Series 2014-A2R3-1A, 7.04%, (3 Month Term SOFR + 1.66%), 02/14/31 (a)	4,000	3,942
OHA Credit Partners VII Ltd
Series 2012-AR3-7A, 6.70%, (3 Month Term SOFR + 1.33%), 02/21/34 (a)	5,000	4,984
One New York Plaza Trust 2020-1NYP
Series 2020-C-1NYP, REMIC, 7.68%, (1 Month Term SOFR + 2.31%), 01/15/36 (a)	2,850	2,378
Oxford Finance LLC
Series 2020-A2-1, 3.10%, 12/15/24	698	681
Pagaya AI Debt Selection Trust
Series 2021-B-HG1, 1.82%, 01/16/29	752	725
Series 2021-NOTE-2, 3.00%, 01/25/29	1,171	1,129
Pagaya AI Debt Selection Trust 2021-5
Series 2021-B-5, 2.63%, 08/15/29	9,999	9,662
Series 2021-C-5, 3.93%, 08/15/29	10,999	9,983
Pagaya AI Debt Trust 2022-1
Series 2022-B-1, 3.34%, 10/15/29	4,499	4,323
Palmer Square CLO Ltd
Series 2021-A-2A, 6.81%, (3 Month Term SOFR + 1.41%), 07/17/34 (a)	5,000	4,999
Park Avenue Institutional Advisers CLO Ltd 2016-1
Series 2016-A1R-1A, 6.84%, (3 Month Term SOFR + 1.46%), 08/25/31 (a) (c)	4,392	4,392
PFP 2023-10, Ltd.
Series 2023-A-10, 7.72%, (1 Month Term SOFR + 2.36%), 09/15/38 (a) (b)	2,500	2,503
Planet Fitness Master
Series 2022-A2I-1A, 3.25%, 12/07/26	982	911
PRET 2021-RN3 LLC
Series 2021-A1-RN3, 1.84%, 09/25/24 (a) (b)	3,438	3,305
Pretium Mortgage Credit Partners I 2021-NPL1, LLC
Series 2021-A1-NPL1, REMIC, 2.24%, 03/27/24 (b)	2,427	2,349
Series 2021-A1-NPL2, REMIC, 1.99%, 06/27/24 (b)	2,916	2,793
Pretium Mortgage Credit Partners LLC
Series 2021-A1-NPL3, 1.87%, 07/25/24 (b)	15,015	14,141
Series 2021-A1-RN2, 1.74%, 09/25/24 (b)	1,552	1,463
PRPM, LLC
Series 2021-A1-2, 2.12%, 03/25/24 (a) (b)	2,001	1,940
Purewest Funding LLC
Series 2021-A1-1, 4.09%, 12/20/36	2,282	2,188
RALI Series 2006-QS12 Trust
Series 2006-2A3-QS12, REMIC, 6.00%, 09/25/36	669	505
RALI Series 2007-QS4 Trust
Series 2007-3A4-QS4, REMIC, 6.00%, 03/25/37	1,320	1,075
RALI Series 2007-QS8 Trust
Series 2007-A3-QS8, REMIC, 6.07%, (1 Month Term SOFR + 0.71%), 06/25/37 (a)	1,106	759
RBSSP Resecuritization Trust 2009-2
Series 2009-3A2-2, REMIC, 5.10%, (SOFR 30-Day Average + 0.61%), 04/26/35 (a)	540	484
Ready Capital Mortgage Financing 2021-FL7, LLC
Series 2021-A-FL7, 6.67%, (1 Month Term SOFR + 1.31%), 11/25/36 (a)	1,453	1,440
Residential Mortgage Loan Trust 2019-2
Series 2019-M1-2, REMIC, 3.86%, 05/27/59 (a)	12,000	11,630
RFMSI Series 2006-S4 Trust
Series 2006-A5-S4, REMIC, 6.00%, 04/25/36	414	323
Sandstone Peak Ltd.
Series 2021-A1-1A, 6.88%, (3 Month Term SOFR + 1.48%), 10/16/34 (a)	4,000	3,993
Santander Drive Auto Receivables Trust 2020-4
Series 2020-D-4, 1.48%, 09/15/25	1,445	1,413
Sapphire Aviation Finance II Limited
Series 2020-A-1A, 3.23%, 03/15/27	3,992	3,452
Securitized Asset Backed Receivables LLC Trust 2006-WM4
Series 2006-A2C-WM4, REMIC, 1.13%, (1 Month Term SOFR + 0.43%), 11/25/36 (a) (b)	16,396	4,538
Securitized Asset Backed Receivables LLC Trust 2007-HE1
Series 2007-A2B-HE1, REMIC, 5.69%, (1 Month Term SOFR + 0.33%), 12/25/36 (a) (b)	5,167	1,091
SHELTER GROWTH CRE 2023-FL5 ISSUER LTD
Series 2023-A-FL5, 8.09%, (1 Month Term SOFR + 2.75%), 05/19/38 (a)	4,000	4,005
Sierra Timeshare 2021-2 Receivables Funding LLC
Series 2021-C-2A, 1.95%, 09/20/38	705	650
SMR 2022-IND Mortgage Trust
Series 2022-A-IND, REMIC, 7.01%, (1 Month Term SOFR + 1.65%), 02/15/24 (a)	2,951	2,789
SoFi Consumer Loan Program 2021-1 Trust
Series 2021-PT1-1, 9.72%, 05/25/30	2,250	2,238
Sound Point CLO XXI Ltd
Series 2020-AR-1A, 6.85%, (3 Month Term SOFR + 1.43%), 07/20/34 (a)	7,500	7,493
Sound Point CLO XXIII
Series 2019-AR-2A, 6.83%, (3 Month Term SOFR + 1.43%), 07/17/34 (a)	10,000	9,943
Sound Point CLO XXIX Ltd
Series 2021-B1-1A, 7.34%, (3 Month Term SOFR + 1.96%), 04/25/34 (a)	2,000	1,968
Start Ltd
Series 2018-A-1, 4.09%, 05/15/25	457	412
Starwood Mortgage Residential Trust 2021-5
Series 2021-A1-5, REMIC, 1.92%, 09/25/66 (a)	7,769	6,374
Steele Creek CLO 2017-1, Ltd.
Series 2017-A-1A, 6.91%, (3 Month Term SOFR + 1.51%), 10/15/30 (a)	857	857
Steele Creek CLO 2019-1, Ltd
Series 2019-BR-1A, 7.46%, (3 Month Term SOFR + 2.06%), 04/15/32 (a)	5,000	4,932
Structured Adjustable Rate Mortgage Loan Trust 2005-3XS
Series 2005-4A1-22, REMIC, 5.23%, 12/25/35 (a)	497	421
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11
Series 2006-1A1-11, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 12/25/36 (a) (b)	3,207	2,987
Structured Asset Securities Corporation
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	1,824	1,064
STWD 2019-FL1, Ltd.
Series 2019-AS-FL1, 6.88%, (1 Month Term SOFR + 1.51%), 02/15/24 (a)	1,700	1,656
Series 2019-D-FL1, 7.83%, (1 Month Term SOFR + 2.46%), 02/15/25 (a)	1,525	1,446
STWD 2021-FL2, Ltd.
Series 2021-A-FL2, 6.68%, (1 Month Term SOFR + 1.31%), 04/16/38 (a) (b)	3,264	3,191
Taco Bell Funding, LLC
Series 2021-A2I-1A, 1.95%, 02/25/27	1,670	1,494
Theorem Funding Trust 2021-1
Series 2021-B-1A, 1.84%, 12/15/27	3,445	3,419
TIF Funding II LLC
Series 2021-A-1A, 1.65%, 02/20/46	3,077	2,617
Trimaran CAVU 2021-3, Ltd.
Series 2021-A-3A, 6.87%, (3 Month Term SOFR + 1.47%), 01/18/35 (a)	6,500	6,469
TRTX 2022-FL5 Issuer, Ltd.
Series 2022-A-FL5, 6.99%, (SOFR 30-Day Average + 1.65%), 02/17/39 (a) (b)	3,420	3,360
UBS Commercial Mortgage Trust 2017-C4
Series 2017-C-C4, REMIC, 4.53%, 10/15/27 (a)	3,500	3,056
UBS Commercial Mortgage Trust 2018-C8
Series 2018-C-C8, REMIC, 4.68%, 02/17/28 (a)	1,858	1,607
UBS-Barclays Commercial Mortgage Trust 2013-C5
Series 2013-B-C5, REMIC, 3.65%, 03/12/46 (a)	1,750	1,589
Upstart Pass-Through Trust Series 2020-ST1
Series 2020-A-ST1, 3.75%, 02/20/28	897	895
Upstart Pass-Through Trust Series 2020-ST6
Series 2020-A-ST6, 3.00%, 01/20/27	737	725

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Upstart Pass-Through Trust Series 2021-St3
Series 2021-A-ST3, 2.00%, 05/20/27	335	326
Upstart Pass-Through Trust, Series 2020-ST3
Series 2021-A-ST8, 1.75%, 10/20/29	5,601	5,529
Upstart Securitization Trust 2017-2
Series 2021-B-3, 1.66%, 07/20/31	651	643
Upstart Securitization Trust 2021-2
Series 2021-B-2, 1.75%, 06/20/31	591	588
Upstart Securitization Trust 2021-4
Series 2021-C-4, 3.19%, 09/20/31	1,500	1,370
VCAT 2021-NPL4 LLC
Series 2021-A1-NPL4, 1.87%, 08/26/24 (b)	2,801	2,624
VCAT 2021-NPL5 LLC
Series 2021-A1-NPL5, REMIC, 1.87%, 08/26/24 (b)	3,041	2,843
VCAT Asset Securitization LLC
Series 2021-A1-NPL6, REMIC, 1.92%, 09/25/24 (b)	3,257	3,000
Velocity Commercial Capital Loan Trust 2019-2
Series 2019-A-2, REMIC, 3.13%, 06/25/25 (a)	2,792	2,623
Verus Securitization Trust 2020-1
Series 2020-A2-INV1, REMIC, 3.04%, 03/25/60 (b)	2,500	2,418
Verus Securitization Trust 2021-7
Series 2021-A1-7, REMIC, 1.83%, 10/25/66 (a) (b)	1,485	1,279
Verus Securitization Trust 2023-5
Series 2023-A1-5, REMIC, 6.48%, 06/25/68 (b)	1,153	1,163
Vibrant CLO, Ltd.
Series 2018-A1-10A, 6.88%, (3 Month Term SOFR + 1.46%), 10/20/31 (a) (c)	2,945	2,945
VMC Finance 2019-FL3 LLC
Series 2019-C-FL3, 7.53%, (1 Month Term SOFR + 2.16%), 09/17/36 (a) (b)	1,996	1,998
VMC Finance 2022-FL5 LLC
Series 2022-A-FL5, 7.23%, (SOFR 30-Day Average + 1.90%), 02/18/39 (a)	3,300	3,257
VOLT CI, LLC
Series 2021-A1-NP10, 1.99%, 04/25/24 (b)	2,006	1,856
VOLT XCII, LLC
Series 2021-A1-NPL1, 1.89%, 01/25/24 (b)	7,298	7,062
VOLT XCIV, LLC
Series 2021-A1-NPL3, 2.24%, 01/25/24 (b)	2,807	2,711
VOLT XCIX, LLC
Series 2021-A1-NPL8, 2.12%, 03/25/24 (b)	4,852	4,655
VOLT XCVII, LLC
Series 2021-A1-NPL6, 2.24%, 03/25/24 (b)	432	419
WaMu Asset-Backed Certificates, WaMu Series 200X-HEX Trust
Series 2006-2A4-2, REMIC, 6.05%, (1 Month Term SOFR + 0.69%), 04/25/36 (a) (b)	6,674	2,440
Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE5 Trust
Series 2006-2A2-HE5, REMIC, 5.65%, (1 Month Term SOFR + 0.29%), 10/25/36 (a) (b)	7,673	2,717
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR2 Trust
Series 2006-M1-HE1, REMIC, 5.98%, (1 Month Term SOFR + 0.62%), 02/25/36 (a) (b)	14,984	13,844
Wellfleet CLO 2020-1, Ltd.
Series 2020-A1A-1, 6.97%, (3 Month Term SOFR + 1.57%), 04/15/33 (a)	5,000	4,969
Wellfleet CLO X, Ltd.
Series 2019-A1R-XA, 6.85%, (3 Month Term SOFR + 1.43%), 07/20/32 (a)	9,987	9,906
Wells Fargo & Company
Series 2016-B-C34, REMIC, 4.09%, 04/17/26	2,000	1,880
Interest Only, Series 2016-XA-C33, REMIC, 1.56%, 03/17/59 (a)	1,906	49
Wells Fargo Alternative Loan 2007-PA3 Trust
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	287	237
Wells Fargo Commercial Mortgage Trust 2015-NXS4
Series 2015-D-NXS4, REMIC, 3.68%, 11/18/25 (a)	375	332
Wells Fargo Commercial Mortgage Trust 2015-P2
Interest Only, Series 2015-XA-P2, REMIC, 0.92%, 12/17/48 (a)	3,201	43
Wells Fargo Commercial Mortgage Trust 2017-C38
Interest Only, Series 2017-XA-C38, REMIC, 0.93%, 07/15/50 (a)	22,458	552
Wells Fargo Commercial Mortgage Trust 2018-C47
Series 2018-C-C47, REMIC, 4.92%, 10/17/28 (a)	344	292
Wells Fargo Commercial Mortgage Trust 2018-C48
Interest Only, Series 2018-XA-C48, REMIC, 0.93%, 01/18/52 (a)	13,091	476
Wells Fargo Commercial Mortgage Trust 2022-ONL
Series 2022-A-ONL, REMIC, 3.86%, 02/18/27	5,250	4,758
Wells Fargo Mortgage Backed Securities 2007-7 Trust
Series 2007-A1-7, REMIC, 6.00%, 06/25/37	187	165
Wells Fargo Mortgage Backed Securities 2007-AR4 Trust
Series 2007-A1-AR4, REMIC, 5.76%, 08/25/37 (a)	113	97
Westlake Automobile Receivables Trust 2023-4
Series 2023-A2A-4A, 6.23%, 04/15/25	4,500	4,525
WFRBS Commercial Mortgage Trust 2014-C19
Interest Only, Series 2014-XA-C19, REMIC, 0.89%, 03/15/47 (a)	16,236	1
WFRBS Commercial Mortgage Trust 2014-C21
Interest Only, Series 2014-XA-C21, REMIC, 0.98%, 08/16/47 (a)	1,997	4
Whitebox CLO III Ltd
Series 2021-A1-3A, 6.88%, (3 Month Term SOFR + 1.48%), 10/16/34 (a)	15,000	14,970
Willis Engine Structured Trust V
Series 2020-A-A, 3.23%, 03/15/28 (b)	2,386	2,045
Total Non-U.S. Government Agency Asset-Backed Securities (cost $923,238)		863,110
GOVERNMENT AND AGENCY OBLIGATIONS 24.4%
U.S. Treasury Note 22.0%
Treasury, United States Department of
4.25%, 05/31/25	44,630	44,463
4.63%, 06/30/25 - 11/15/26	103,050	104,292
5.00%, 08/31/25 - 10/31/25	166,020	167,749
4.88%, 11/30/25	57,180	57,779
4.38%, 12/15/26 - 11/30/28	74,330	75,626
		449,909
Commercial Mortgage-Backed Securities 1.0%
Federal Home Loan Mortgage Corporation
Series 2019-B-KF69, REMIC, 7.75%, (SOFR 30-Day Average + 2.41%), 08/27/29 (a)	920	895
Federal National Mortgage Association, Inc.
Series 2020-1A1-M49, REMIC, 1.25%, 11/25/30 (a)	7,192	6,487
Series 2022-A1-M1S, REMIC, 2.08%, 04/25/32 (a)	13,628	12,413
		19,795
Collateralized Mortgage Obligations 0.6%
Federal Home Loan Mortgage Corporation
Series AN-4030, REMIC, 1.75%, 04/15/27	518	502
Series CD-4484, REMIC, 1.75%, 07/15/30	773	727
Federal National Mortgage Association, Inc.
Series 2010-KF-147, REMIC, 6.00%, (SOFR 30-Day Average + 0.66%), 01/25/41 (a)	1,636	1,620
Series 2021-CG-29, REMIC, 1.25%, 05/25/41	3,649	3,163
Series 2016-PA-72, REMIC, 3.00%, 07/25/46	834	760
Series 2021-HG-21, REMIC, 2.00%, 11/25/47	3,999	3,529
Government National Mortgage Association
Series 2017-QF-141, REMIC, 5.77%, (1 Month Term SOFR + 0.41%), 09/20/47 (a)	1,358	1,324
		11,625
Mortgage-Backed Securities 0.5%
Federal National Mortgage Association, Inc.
2.00%, 11/01/40	6,490	5,590
5.87%, (1 Year USD LIBOR + 1.62%), 11/01/42 (a)	320	325
5.00%, 07/01/43 - 08/01/43	4,399	4,402

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
6.05%, (1 Year USD LIBOR + 1.70%), 05/01/44 (a)	612	624
		10,941
Sovereign 0.3%
Departamento Administrativo De La Presidencia De La Republica
4.50%, 01/28/26	2,300	2,260
Government of the Republic of Panama
3.75%, 03/16/25	1,000	974
Presidencia de la Republica Dominicana
5.50%, 01/27/25 (d)	300	299
South Africa, Parliament of
4.67%, 01/17/24	1,400	1,398
4.88%, 04/14/26	700	690
The Korea Development Bank
1.00%, 09/09/26	1,200	1,088
		6,709
Total Government And Agency Obligations (cost $499,202)		498,979
CORPORATE BONDS AND NOTES 11.6%
Financials 4.1%
AerCap Ireland Capital Designated Activity Company
6.45%, 04/15/27 (c)	1,638	1,696
American Express Company
6.27%, (SOFR + 0.93%), 03/04/25 (a)	1,075	1,076
6.00%, (SOFR + 0.65%), 11/04/26 (a)	550	544
Aviation Capital Group LLC
1.95%, 09/20/26 (c)	1,395	1,266
Avolon Holdings Funding Limited
2.13%, 02/21/26 (c)	1,815	1,682
Banco BBVA Peru
5.25%, 09/22/29 (d)	650	642
Banco Bilbao Vizcaya Argentaria Colombia S.A
4.88%, 04/21/25 (d)	900	870
Banco Continental S.A.E.C.A.
2.75%, 12/10/25 (d)	150	140
2.75%, 12/10/25 (c)	550	513
Banco De Bogota
6.25%, 05/12/26 (d)	1,100	1,084
Banco de Credito del Peru
3.13%, 07/01/30 (d)	1,150	1,098
3.25%, 09/30/31 (d)	200	183
3.25%, 09/30/31 (c)	1,650	1,512
Banco Industrial S.A.
4.88%, 01/29/31 (d)	600	560
Banco Internacional Del Peru S.A.A. – Interbank
6.63%, 03/19/29 (d)	550	548
4.00%, 07/08/30 (d)	1,500	1,439
Banco Latinoamericano de Comercio Exterior, S.A.
2.38%, 09/14/25 (d)	700	658
2.38%, 09/14/25 (c)	300	282
Banco Nacional De Comercio Exterior, S.N.C.
2.72%, 08/11/31 (d)	1,400	1,192
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico
7.53%, 10/01/28 (d)	800	840
Bancolombia SA
6.91%, (5 Year Treasury + 2.93%), 10/18/27 (a)	600	596
4.63%, 12/18/29	1,700	1,572
Bank of America Corporation
3.46%, 03/15/25	4,310	4,289
Bank of Montreal
1.50%, 01/10/25 (e)	880	847
Bank of Nova Scotia, The
4.75%, 02/02/26 (e)	835	833
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
5.35%, 11/12/29 (d)	900	888
5.13%, 01/18/33 (d)	1,200	1,089
BNP Paribas
4.71%, 01/10/25 (c)	1,735	1,735
BPCE
2.38%, 01/14/25 (c)	1,780	1,721
Brighthouse Financial, Inc.
2.00%, 06/28/28 (c)	3,000	2,589
Canadian Imperial Bank of Commerce
3.95%, 08/04/25 (e)	1,000	983
Capital One Financial Corporation
4.99%, 07/24/26	795	787
Citigroup Inc.
3.35%, 04/24/25	1,730	1,718
3.29%, 03/17/26	1,170	1,140
Commonwealth Bank of Australia
5.75%, (SOFR + 0.40%), 07/07/25 (a) (c)	1,650	1,646
Corporacion Financiera de Desarrollo S.A.
5.25%, 07/15/29 (d)	1,200	1,186
Credicorp Ltd.
2.75%, 06/17/25 (d)	200	191
Daimler Trucks Finance North America LLC
1.63%, 12/13/24 (c)	1,100	1,064
5.15%, 01/16/26 (c)	655	653
DBS Group Holdings Ltd
1.82%, 03/10/31 (d)	2,000	1,854
Fondo Inbursa, S.A. de C.V., Sociedad de Inversion de Renta Variable
4.38%, 04/11/27 (d)	650	626
General Motors Financial Company, Inc.
5.25%, 03/01/26	1,750	1,752
Global Bank Corporation
5.25%, 04/16/29 (d)	1,000	896
Gruposura Finance
5.50%, 04/29/26 (d)	800	774
Interoceanica IV Finance Ltd
0.00%, 11/30/25 (d) (f)	79	73
ITAU Unibanco Holding SA
3.88%, 04/15/31 (d)	900	861
J.P. Morgan Chase & Co.
0.56%, 02/16/25	1,045	1,038
3.22%, 03/01/25	2,370	2,360
3.90%, 07/15/25	1,680	1,656
John Deere Capital Corporation
4.75%, 01/20/28	1,745	1,774
Macquarie Bank Limited
6.53%, (SOFR + 1.20%), 12/07/26 (a) (c)	825	828
Marsh & Mclennan Companies, Inc.
3.88%, 03/15/24	1,720	1,715
Mitsubishi UFJ Financial Group Inc
3.78%, 03/02/25	2,160	2,125
Mizuho Financial Group, Inc.
6.30%, (SOFR + 0.96%), 05/22/26 (a)	840	839
Morgan Stanley
0.79%, 05/30/25	1,770	1,731
3.88%, 01/27/26	970	950
Multibank, Inc.
7.75%, 02/03/28 (c)	400	401
New York Life Global Funding
3.60%, 08/05/25 (c)	970	954
Oversea-Chinese Banking Corporation Limited
1.83%, 09/10/30 (d) (e)	1,700	1,597
1.83%, 09/10/30 (c) (e)	400	376
Royal Bank of Canada
5.88%, (SOFR + 0.53%), 01/20/26 (a)	845	838
Sumitomo Mitsui Trust Bank, Limited
5.65%, 03/09/26 (c)	1,685	1,708
Synchrony Financial
4.38%, 03/19/24	15	15
4.25%, 08/15/24	1,675	1,655
The Charles Schwab Corporation
6.39%, (SOFR + 1.05%), 03/03/27 (a)	860	850
The Goldman Sachs Group, Inc.
3.50%, 04/01/25	1,705	1,668
The PNC Financial Services Group, Inc.
5.81%, 06/12/26	1,065	1,071
The Toronto-Dominion Bank
0.70%, 09/10/24 (e)	880	853

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Truist Financial Corporation
5.73%, (SOFR + 0.40%), 06/09/25 (a)	880	865
United Overseas Bank Limited
1.75%, 03/16/31 (d)	2,000	1,845
Wells Fargo & Company
2.41%, 10/30/25	3,095	3,015
Westpac Banking Corporation
6.06%, (SOFR + 0.72%), 11/17/25 (a)	1,215	1,218
		84,133
Utilities 1.4%
Adani Energy Solutions Limited
4.00%, 08/03/26 (d)	1,100	1,007
American Electric Power Company, Inc.
5.20%, 01/15/29	465	471
Chile Electricity PEC SpA
0.00%, 01/25/28 (c) (f)	2,400	1,911
DTE Energy Company
4.88%, 06/01/28	830	836
Empresa Electrica Angamos S.A
4.88%, 05/25/29 (d)	382	340
Enel Generacion Chile S.A.
4.25%, 04/15/24	2,100	2,089
Entergy Corporation
0.90%, 09/15/25	1,795	1,671
Fenix Power Peru S.A.
4.32%, 09/20/27 (d)	1,329	1,244
GNL Quintero S.A
4.63%, 07/31/29 (d)	1,130	1,100
Inkia Energy Limited
5.88%, 11/09/27 (d)	1,165	1,113
JSW Energy Limited
4.13%, 05/18/31 (d)	523	454
Kallpa Generacion S.A.
4.88%, 05/24/26 (d)	600	590
LLPL Capital Pte. Ltd.
6.88%, 02/04/39 (d)	483	465
Mercury Chile Holdco LLC
6.50%, 01/24/27 (d)	1,500	1,390
6.50%, 01/24/27 (c)	400	371
Mexico Generadora De Energia, S. De R.L. De C.V.
5.50%, 12/06/32 (d)	126	124
Minejesa Capital B.V.
4.63%, 08/10/30 (d)	1,800	1,712
Mong Duong Finance Holdings B.V.
5.13%, 05/07/29 (d)	231	214
NextEra Energy Capital Holdings, Inc.
4.20%, 06/20/24	460	458
4.26%, 09/01/24 (b)	370	367
NiSource Inc.
5.25%, 03/30/28	820	836
Orazul Energy Egenor S. Enc. Por A.
5.63%, 04/28/27 (d)	950	893
Pacific Gas And Electric Company
4.95%, 06/08/25	1,125	1,118
2.10%, 08/01/27	615	554
Perusahaan Listrik Negara, PT
4.13%, 05/15/27 (d)	300	293
Public Service Enterprise Group Incorporated
5.85%, 11/15/27	1,175	1,223
Southern California Edison Company
6.18%, (SOFR + 0.83%), 04/01/24 (a)	685	685
4.90%, 06/01/26	490	492
The Southern Company
5.15%, 10/06/25	810	813
TNB Global Ventures Capital Berhad
3.24%, 10/19/26 (d)	2,200	2,095
Transportadora de Gas del Peru S.A.
4.25%, 04/30/28 (d)	1,300	1,271
WEC Energy Group Inc.
4.75%, 01/09/26	820	813
		29,013
Health Care 1.0%
AbbVie Inc.
2.60%, 11/21/24	915	895
Amgen Inc.
5.51%, 03/02/26	810	810
Cardinal Health, Inc.
3.08%, 06/15/24	2,335	2,310
CVS Health Corporation
5.00%, 02/20/26	820	824
Elevance Health, Inc.
3.50%, 08/15/24	2,515	2,483
Eli Lilly and Company
5.00%, 02/27/26	1,010	1,009
Gilead Sciences, Inc.
3.65%, 03/01/26	875	856
HCA Inc.
5.00%, 03/15/24	1,595	1,592
5.38%, 02/01/25	125	125
McKesson Corporation
5.25%, 02/15/26	820	818
Pfizer Investment Enterprises Pte. Ltd
4.65%, 05/19/25	295	294
Royalty Pharma PLC
1.20%, 09/02/25	85	79
1.75%, 09/02/27	1,875	1,680
Stryker Corporation
4.85%, 12/08/28	1,150	1,163
Thermo Fisher Scientific Inc.
4.95%, 08/10/26	1,710	1,734
UnitedHealth Group Incorporated
0.55%, 05/15/24	400	393
3.70%, 05/15/27	630	617
Viatris Inc.
1.65%, 06/22/25	960	909
Zimmer Biomet Holdings, Inc.
1.45%, 11/22/24	1,710	1,649
		20,240
Industrials 0.9%
Adani Ports and Special Economic Zone Limited
4.00%, 07/30/27 (d)	1,100	979
Bioceanico Sovereign Certificate Limited
0.00%, 06/05/34 (d) (f)	130	93
Canadian Pacific Kansas City Limited
1.35%, 12/02/24	1,705	1,644
Carrier Global Corporation
5.80%, 11/30/25 (c)	570	578
Lima Metro Line 2 Finance Limited
5.88%, 07/05/34 (d)	267	263
MV24 Capital B.V.
6.75%, 06/01/34 (d)	1,210	1,127
Northrop Grumman Corporation
2.93%, 01/15/25	1,363	1,331
3.25%, 01/15/28	365	349
Parker-Hannifin Corporation
3.65%, 06/15/24	1,690	1,675
Penske Truck Leasing Co., L.P.
4.40%, 07/01/27 (c)	1,700	1,657
PSA Treasury Pte. Ltd.
2.50%, 04/12/26 (d)	600	572
Republic Services, Inc.
2.50%, 08/15/24	1,695	1,663
Ryder System, Inc.
5.25%, 06/01/28	1,650	1,670
Sociedad Quimica Y Minera De Chile S.A.
4.38%, 01/28/25 (d)	1,000	985
St. Marys Cement Inc. (Canada)
5.75%, 01/28/27 (d)	600	609
The Boeing Company
4.88%, 05/01/25 (g)	850	847
Union Pacific Corporation
4.75%, 02/21/26	1,620	1,630
Veralto Corporation
5.50%, 09/18/26 (c)	870	883
		18,555
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Consumer Staples 0.8%
Adani International Container Terminal Private Limited
3.00%, 02/16/31 (d)	710	586
B.A.T Capital Corporation
2.79%, 09/06/24	740	725
B.A.T. International Finance P.L.C.
1.67%, 03/25/26	1,015	943
Campbell Soup Company
3.95%, 03/15/25	1,675	1,650
Camposol SA
6.00%, 02/03/27 (d)	350	235
Cencosud S.A.
5.15%, 02/12/25 (d)	400	396
Constellation Brands, Inc.
3.60%, 05/09/24	805	799
Dollar General Corporation
4.15%, 11/01/25	810	797
Dollar Tree, Inc.
4.00%, 05/15/25	1,605	1,577
General Mills, Inc.
4.00%, 04/17/25	900	889
5.24%, 11/18/25	670	670
JBS USA Food Company
2.50%, 01/15/27	500	460
3.00%, 02/02/29	700	615
JDE Peet's N.V.
0.80%, 09/24/24 (c)	845	813
Keurig Dr Pepper Inc.
0.75%, 03/15/24	1,660	1,644
Minerva Luxembourg S.A.
5.88%, 01/19/28 (d)	200	191
NBM US Holdings, Inc.
7.00%, 05/14/26 (d)	1,200	1,214
PepsiCo, Inc.
5.75%, 11/12/24 (a)	485	485
Philip Morris International Inc.
4.88%, 02/13/26	1,740	1,747
		16,436
Materials 0.7%
AngloGold Ashanti Holdings PLC
3.38%, 11/01/28	400	360
Avery Dennison Corporation
0.85%, 08/15/24	620	602
BHP Billiton Finance (USA) Limited
5.25%, 09/08/26	1,295	1,324
Braskem Netherlands Finance B.V.
8.50%, 01/23/81 (d)	1,600	1,389
EQUATE Petrochemical B.V.
4.25%, 11/03/26 (d)	600	579
Freeport-McMoRan Inc.
4.13%, 03/01/28	2,000	1,920
Glencore Funding LLC
4.13%, 03/12/24 (c)	470	468
4.00%, 04/16/25 (c)	1,165	1,146
1.63%, 09/01/25 (c)	60	57
Gold Fields Orogen Holding (BVI) Limited
5.13%, 05/15/24 (d)	600	598
Industrias Penoles, S.A.B. de C.V.
4.15%, 09/12/29 (d)	600	562
LG Chem, Ltd.
3.25%, 10/15/24 (d)	1,000	983
MEGlobal Canada ULC
5.00%, 05/18/25 (d)	600	593
Nutrien Ltd.
4.90%, 03/27/28	1,375	1,384
PT Freeport Indonesia
4.76%, 04/14/27 (d)	800	789
4.76%, 04/14/27 (c)	600	592
PT Indonesia Asahan Aluminium (Persero)
4.75%, 05/15/25 (d)	1,000	989
Sasol Financing USA LLC
4.38%, 09/18/26	800	744
UPL Corporation Limited
4.50%, 03/08/28 (d)	400	354
		15,433
Energy 0.7%
AI Candelaria (Spain), S.L.U
7.50%, 12/15/28 (d)	1,444	1,370
Cosan Luxembourg S.A.
7.00%, 01/20/27 (d)	1,450	1,457
Ecopetrol S.A.
4.13%, 01/16/25	1,000	978
Empresa Electrica Cochrane SpA
5.50%, 05/14/27 (d)	734	694
Enbridge Inc.
2.50%, 02/14/25	820	795
Energy Transfer LP
6.05%, 12/01/26	1,665	1,711
Galaxy Pipeline Assets Bidco Limited
1.75%, 09/30/27 (d)	1,552	1,457
Guara Norte S.a r.l.
5.20%, 06/15/34 (d)	857	781
Hunt Oil USA, Inc.
6.38%, 06/01/28 (c)	158	156
Kinder Morgan, Inc.
4.30%, 06/01/25	830	820
Oleoducto Central S.A.
4.00%, 07/14/27 (d)	200	186
ONGC Videsh Limited
4.63%, 07/15/24 (d)	200	199
Ongc Videsh Vankorneft Pte. Ltd.
3.75%, 07/27/26 (d)	600	581
Petrobras Global Finance B.V.
7.38%, 01/17/27	800	841
Phillips 66
3.85%, 04/09/25	725	714
1.30%, 02/15/26	85	79
Sabine Pass Liquefaction, LLC
5.63%, 03/01/25	780	782
TransCanada PipeLines Limited
6.20%, 03/09/26	1,170	1,171
		14,772
Consumer Discretionary 0.7%
Amazon.com, Inc.
4.60%, 12/01/25	1,640	1,645
BMW US Capital, LLC
5.97%, (SOFR + 0.62%), 08/11/25 (a) (c)	865	866
Expedia Group, Inc.
6.25%, 05/01/25 (c)	1,715	1,731
Ford Motor Company
4.35%, 12/08/26	1,735	1,691
Hyatt Hotels Corporation
5.75%, 01/30/27 (g)	1,425	1,458
Hyundai Capital America
1.00%, 09/17/24 (c)	1,755	1,701
Lowe`s Companies, Inc.
4.40%, 09/08/25	560	556
Marriott International, Inc.
3.60%, 04/15/24	1,700	1,691
McDonald's Corporation
1.45%, 09/01/25	1,730	1,638
O'Reilly Automotive, Inc.
5.75%, 11/20/26	780	799
		13,776
Information Technology 0.6%
Arrow Electronics, Inc.
6.13%, 03/01/26	790	790
Broadcom Corporation
3.88%, 01/15/27	795	775
Broadcom Inc.
3.15%, 11/15/25	835	809
Dell International L.L.C.
4.00%, 07/15/24 (g)	765	758
5.85%, 07/15/25 (g)	75	76
Hewlett Packard Enterprise Company
5.90%, 10/01/24	1,195	1,198

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Intuit Inc.
5.25%, 09/15/26	810	825
Microchip Technology Incorporated
0.97%, 02/15/24	1,780	1,770
NVIDIA Corporation
0.58%, 06/14/24	1,670	1,635
NXP B.V.
4.40%, 06/01/27	840	830
Oracle Corporation
5.80%, 11/10/25	1,705	1,734
Workday, Inc.
3.50%, 04/01/27	830	804
		12,004
Communication Services 0.4%
AT&T Inc.
5.54%, 02/20/26	980	980
Axiata SPV2 Berhad
4.36%, 03/24/26 (d)	1,035	1,014
Charter Communications Operating, LLC
6.15%, 11/10/26	485	496
Digicel Group Holdings Limited
0.00%, 12/31/30 (c) (f) (h)	179	36
KT Corporation
1.00%, 09/01/25 (d)	200	187
Meta Platforms, Inc.
4.60%, 05/15/28	495	502
Millicom International Cellular SA
6.63%, 10/15/26 (d)	450	440
5.13%, 01/15/28 (d)	1,125	1,049
Omnicom Group Inc.
3.65%, 11/01/24	1,215	1,198
Telefonica Celular del Paraguay S.A.
5.88%, 04/15/27 (d)	800	779
T-Mobile USA, Inc.
4.75%, 02/01/28	650	648
4.80%, 07/15/28	1,045	1,054
VTR Comunicaciones SpA
5.13%, 01/15/28 (d)	750	358
		8,741
Real Estate 0.3%
Crown Castle Inc.
4.80%, 09/01/28	825	815
Equinix, Inc.
1.25%, 07/15/25	1,740	1,638
Simon Property Group, L.P.
2.00%, 09/13/24	1,440	1,406
Welltower OP LLC
3.63%, 03/15/24	1,665	1,659
		5,518
Total Corporate Bonds And Notes (cost $242,195)		238,621
SENIOR FLOATING RATE INSTRUMENTS 4.7%
Industrials 1.0%
Ali Group North America Corporation
2021 Term Loan B, 7.46%, (1 Month Term SOFR + 2.00%), 10/13/28 (a)	1,113	1,114
APi Group DE, Inc.
2023 Incremental Term Loan, 7.96%, (1 Month Term SOFR + 2.50%), 01/03/29 (a)	1,442	1,442
Fleetcor Technologies Operating Company, LLC
2021 Term Loan B4, 7.20%, (1 Month Term SOFR + 1.75%), 04/21/28 (a)	4,603	4,603
Focus Financial Partners, LLC
2021 Term Loan B4, 7.85%, (1 Month Term SOFR + 2.50%), 12/31/24 (a) (i)	1,309	1,308
Generac Power Systems, Inc.
2019 Term Loan B, 7.19%, (1 Month Term SOFR + 1.75%), 12/11/26 (a)	109	108
ICON Luxembourg S.A.R.L.
LUX Term Loan, 7.90%, (3 Month Term SOFR + 2.25%), 06/16/28 (a)	2,507	2,514
IQVIA Inc.
2023 USD Term Loan B4, 7.39%, (3 Month Term SOFR + 2.00%), 11/17/31 (a)	3,040	3,049
Lamar Media Corporation
2020 Term Loan B, 6.95%, (1 Month Term SOFR + 1.50%), 02/06/27 (a)	2,310	2,299
Mileage Plus Holdings LLC
2020 Term Loan B, 0.00%, (3 Month Term SOFR + 5.25%), 06/21/27 (a) (j)	570	589
2020 Term Loan B, 10.77%, (3 Month Term SOFR + 5.25%), 06/21/27 (a)	481	496
PRA Health Sciences, Inc.
US Term Loan, 7.90%, (3 Month Term SOFR + 2.25%), 06/16/28 (a)	625	626
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 9.17%, (3 Month Term SOFR + 3.75%), 09/16/27 (a)	140	143
SMG US Midco 2, Inc.
2020 Term Loan, 8.14%, (SOFR + 2.50%), 01/23/25 (a)	385	385
Standard Industries Inc.
2021 Term Loan B, 7.72%, (1 Month Term SOFR + 2.25%), 08/05/28 (a)	2,112	2,115
		20,791
Consumer Discretionary 0.9%
1011778 B.C. Unlimited Liability Company
2023 Term Loan B5, 7.60%, (1 Month Term SOFR + 2.25%), 09/12/30 (a)	3,054	3,053
Aramark Services, Inc.
2019 Term Loan B4, 7.21%, (1 Month Term SOFR + 1.75%), 12/04/26 (a)	173	172
2021 Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 04/06/28 (a)	1,021	1,021
2023 Term Loan B6, 7.96%, (1 Month Term SOFR + 2.50%), 06/13/30 (a)	1,099	1,101
Asplundh Tree Expert, LLC
2021 Term Loan B, 7.20%, (1 Month Term SOFR + 1.75%), 09/07/27 (a)	4,842	4,845
Hilton Domestic Operating Company, Inc.
2023 Term Loan B4, 7.46%, (SOFR + 2.00%), 11/09/30 (a)	970	973
KFC Holding Co.
2021 Term Loan B, 7.22%, (SOFR + 1.75%), 03/10/28 (a)	1,302	1,302
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 7.20%, (1 Month Term SOFR + 1.75%), 08/29/25 (a)	585	585
Pilot Travel Centers LLC
2021 Term Loan B, 7.45%, (1 Month Term SOFR + 2.00%), 07/29/28 (a)	3,765	3,774
Wyndham Hotels & Resorts, Inc.
2023 Term Loan B, 7.70%, (1 Month Term SOFR + 2.25%), 05/19/30 (a)	507	509
		17,335
Information Technology 0.7%
Cyxtera DC Holdings, Inc.
Term Loan B, 0.00%, 03/15/24 (a) (k) (l)	309	192
Energizer Holdings, Inc.
2020 Term Loan, 7.72%, (1 Month Term SOFR + 2.25%), 12/16/27 (a)	1,956	1,952
Gen Digital Inc.
2022 Term Loan B, 7.45%, (SOFR + 2.00%), 01/28/29 (a)	3,272	3,273
Go Daddy Operating Company, LLC
2022 Term Loan B5, 7.85%, (1 Month Term SOFR + 2.50%), 10/21/29 (a)	3,303	3,311
Iron Mountain, Inc.
2018 Term Loan B, 7.21%, (1 Month USD LIBOR + 1.75%), 03/02/26 (a)	4,559	4,549
Maravai Intermediate Holdings, LLC
2022 Term Loan B, 8.40%, (SOFR + 3.00%), 10/15/27 (a) (i)	71	69
PointClickCare Technologies, Inc.
Term Loan B, 8.76%, (3 Month Term SOFR + 3.00%), 12/16/27 (a)	122	121
SS&C Technologies Inc.
2018 Term Loan B5, 7.21%, (1 Month Term SOFR + 1.75%), 04/15/25 (a)	809	810
		14,277

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Communication Services 0.6%
Alterra Mountain Company
2021 Series B-2 Consenting Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 07/30/28 (a)	463	463
Charter Communications Operating, LLC
2019 Term Loan B2, 7.13%, (1 Month Term SOFR + 1.75%), 02/01/27 (a)	4,524	4,521
Connect Finco Sarl
2021 Term Loan B, 8.85%, (1 Month Term SOFR + 3.50%), 12/11/26 (a)	121	121
Flutter Entertainment PLC
Term Loan B, 7.60%, (SOFR + 2.25%), 11/18/30 (a)	3,975	3,978
Lions Gate Capital Holdings LLC
2018 Term Loan B, 7.70%, (1 Month Term SOFR + 2.25%), 03/20/25 (a)	106	105
NASCAR Holdings, LLC
Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 07/19/26 (a)	56	56
WMG Acquisition Corp.
2021 Term Loan G, 7.59%, (1 Month Term SOFR + 2.13%), 01/13/28 (a)	3,320	3,319
Ziggo Financing Partnership
USD Term Loan I, 7.98%, (1 Month Term SOFR + 2.50%), 04/17/28 (a)	60	60
		12,623
Materials 0.5%
Axalta Coating Systems U.S. Holdings, Inc.
2023 USD Term Loan B4, 7.89%, (3 Month Term SOFR + 2.50%), 12/20/29 (a)	1,634	1,638
Berry Global, Inc.
2023 Term Loan AA, 7.22%, (SOFR + 1.75%), 07/01/29 (a)	3,439	3,441
Element Solutions Inc
Term Loan, 0.00%, (SOFR + 2.00%), 12/09/30 (a) (j)	1,520	1,524
Graham Packaging Company Inc.
2021 Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 08/04/27 (a)	255	256
Phoenix Services International, LLC
2023 Exit PIK Term Loan, 11.44%, (1 Month Term SOFR + 6.10%), 06/13/28 (a)	27	25
Reynolds Consumer Products LLC
Term Loan, 7.20%, (1 Month Term SOFR + 1.75%), 01/30/27 (a)	4,262	4,267
		11,151
Health Care 0.4%
Avantor Funding, Inc.
2021 Term Loan B5, 7.70%, (1 Month Term SOFR + 2.25%), 11/08/27 (a)	1,604	1,606
Catalent Pharma Solutions Inc.
2021 Term Loan B3, 7.47%, (1 Month Term SOFR + 2.00%), 05/18/26 (a)	2,220	2,173
Grifols Worldwide Operations USA, Inc.
USD 2019 Term Loan B, 7.54%, (1 Month Term SOFR + 2.00%), 11/15/27 (a)	4,428	4,423
		8,202
Utilities 0.3%
Calpine Corporation
Term Loan B9, 7.46%, (1 Month Term SOFR + 2.00%), 03/22/26 (a)	818	819
2019 Term Loan B10, 7.46%, (1 Month Term SOFR + 2.00%), 08/02/26 (a)	38	38
2020 Term Loan B5, 7.96%, (1 Month Term SOFR + 2.50%), 12/02/27 (a)	985	986
Vistra Operations Company LLC
1st Lien Term Loan B3, 7.21%, (1 Month Term SOFR + 1.75%), 12/11/25 (a)	3,856	3,855
		5,698
Financials 0.3%
Setanta Aircraft Leasing Designated Activity Company
Term Loan B, 7.65%, (3 Month Term SOFR + 2.00%), 11/05/28 (a)	3,190	3,198
Trans Union, LLC
2019 Term Loan B5, 7.20%, (1 Month Term SOFR + 1.75%), 11/13/26 (a)	1,799	1,800
Walker & Dunlop, Inc.
2021 Term Loan, 7.70%, (SOFR + 2.25%), 10/14/28 (a)	639	635
		5,633
Consumer Staples 0.0%
US Foods, Inc.
2019 Term Loan B, 7.46%, (1 Month Term SOFR + 2.00%), 08/14/26 (a)	491	492
Total Senior Floating Rate Instruments (cost $96,060)		96,202
COMMON STOCKS 0.0%
Communication Services 0.0%
Flame Aggregator LLC (h) (k)	—	1
Flame Aggregator LLC (h) (k)	2	12
Total Common Stocks (cost $0)		13
SHORT TERM INVESTMENTS 10.0%
U.S. Treasury Bill 6.1%
Treasury, United States Department of
5.33%, 03/28/24	100,000	98,758
5.34%, 05/16/24	27,290	26,766
		125,524
Investment Companies 3.9%
JNL Government Money Market Fund - Class I, 5.22% (m) (n)	78,801	78,801
Total Short Term Investments (cost $204,290)		204,325
Total Investments 92.9% (cost $1,964,985)		1,901,250
Other Derivative Instruments 5.6%		114,512
Other Assets and Liabilities, Net 1.5%		29,850
Total Net Assets 100.0%		2,045,612

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(c) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $59,289 and 2.9% of the Fund.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Convertible security.

(f) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(h) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(i) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(j) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(k) Non-income producing security.

(l) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/DoubleLine Shiller Enhanced CAPE Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	16,461	673,249	610,909	3,796	—	—	78,801	3.9

JNL/DoubleLine Shiller Enhanced CAPE Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adani Energy Solutions Limited, 4.00%, 08/03/26	06/15/23	991	1,007	0.1
Adani International Container Terminal Private Limited, 3.00%, 02/16/31	08/10/22	598	586	—
Adani Ports and Special Economic Zone Limited, 4.00%, 07/30/27	08/01/22	967	979	0.1
AI Candelaria (Spain), S.L.U, 7.50%, 12/15/28	06/01/22	1,383	1,370	0.1
Axiata SPV2 Berhad, 4.36%, 03/24/26	01/22/21	1,098	1,014	0.1
Banco BBVA Peru, 5.25%, 09/22/29	08/28/23	635	642	—
Banco Bilbao Vizcaya Argentaria Colombia S.A, 4.88%, 04/21/25	02/18/21	924	870	—
Banco Continental S.A.E.C.A., 2.75%, 12/10/25	05/27/22	141	140	—
Banco De Bogota, 6.25%, 05/12/26	08/01/23	1,069	1,084	0.1
Banco de Credito del Peru, 3.13%, 07/01/30	04/05/21	1,152	1,098	0.1
Banco de Credito del Peru, 3.25%, 09/30/31	06/17/21	199	183	—
Banco Industrial S.A., 4.88%, 01/29/31	11/01/23	545	560	—
Banco Internacional Del Peru S.A.A. – Interbank, 6.63%, 03/19/29	12/16/21	551	548	—
Banco Internacional Del Peru S.A.A. – Interbank, 4.00%, 07/08/30	05/13/21	1,480	1,439	0.1
Banco Latinoamericano de Comercio Exterior, S.A., 2.38%, 09/14/25	11/16/21	692	658	—
Banco Nacional De Comercio Exterior, S.N.C., 2.72%, 08/11/31	08/11/22	1,183	1,192	0.1
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico, 7.53%, 10/01/28	04/06/23	790	840	—
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.35%, 11/12/29	04/04/19	878	888	—
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer, 5.13%, 01/18/33	10/18/23	1,029	1,089	0.1
Bioceanico Sovereign Certificate Limited, 0.00%, 06/05/34	02/16/23	93	93	—
Braskem Netherlands Finance B.V., 8.50%, 01/23/81	07/07/22	1,603	1,389	0.1
Camposol SA, 6.00%, 02/03/27	06/16/21	356	235	—
Cencosud S.A., 5.15%, 02/12/25	08/12/22	402	396	—
Corporacion Financiera de Desarrollo S.A., 5.25%, 07/15/29	05/20/21	1,204	1,186	0.1
Cosan Luxembourg S.A., 7.00%, 01/20/27	03/31/23	1,451	1,457	0.1
Credicorp Ltd., 2.75%, 06/17/25	08/31/23	190	191	—
DBS Group Holdings Ltd, 1.82%, 03/10/31	09/15/21	1,999	1,854	0.1
Empresa Electrica Angamos S.A, 4.88%, 05/25/29	01/10/20	386	340	—
Empresa Electrica Cochrane SpA, 5.50%, 05/14/27	05/11/21	724	694	—
EQUATE Petrochemical B.V., 4.25%, 11/03/26	11/12/21	633	579	—
Fenix Power Peru S.A., 4.32%, 09/20/27	12/11/20	1,364	1,244	0.1
Fondo Inbursa, S.A. de C.V., Sociedad de Inversion de Renta Variable, 4.38%, 04/11/27	09/11/23	610	626	—
Galaxy Pipeline Assets Bidco Limited, 1.75%, 09/30/27	02/10/21	1,564	1,457	0.1
Global Bank Corporation, 5.25%, 04/16/29	04/11/23	926	896	0.1
GNL Quintero S.A, 4.63%, 07/31/29	08/04/21	1,201	1,100	0.1
Gold Fields Orogen Holding (BVI) Limited, 5.13%, 05/15/24	04/11/22	599	598	—
Gruposura Finance, 5.50%, 04/29/26	06/09/21	830	774	—
Guara Norte S.a r.l., 5.20%, 06/15/34	11/21/22	749	781	—
Industrias Penoles, S.A.B. de C.V., 4.15%, 09/12/29	08/10/23	547	562	—
Inkia Energy Limited, 5.88%, 11/09/27	12/20/21	1,148	1,113	0.1
Interoceanica IV Finance Ltd, 0.00%, 11/30/25	12/06/19	77	73	—
ITAU Unibanco Holding SA, 3.88%, 04/15/31	08/03/21	870	861	—
JSW Energy Limited, 4.13%, 05/18/31	11/13/23	440	454	—
Kallpa Generacion S.A., 4.88%, 05/24/26	05/26/22	592	590	—
KT Corporation, 1.00%, 09/01/25	01/28/21	201	187	—
LG Chem, Ltd., 3.25%, 10/15/24	06/23/20	1,015	983	0.1
Lima Metro Line 2 Finance Limited, 5.88%, 07/05/34	08/24/23	259	263	—
LLPL Capital Pte. Ltd., 6.88%, 02/04/39	11/14/23	443	465	—
MEGlobal Canada ULC, 5.00%, 05/18/25	03/23/22	602	593	—
Mercury Chile Holdco LLC, 6.50%, 01/24/27	04/20/22	1,445	1,390	0.1
Mexico Generadora De Energia, S. De R.L. De C.V., 5.50%, 12/06/32	12/08/23	121	124	—
Millicom International Cellular SA, 6.63%, 10/15/26	03/24/22	451	440	—
Millicom International Cellular SA, 5.13%, 01/15/28	06/21/21	1,085	1,049	0.1
Minejesa Capital B.V., 4.63%, 08/10/30	05/11/21	1,801	1,712	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/DoubleLine Shiller Enhanced CAPE Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Minerva Luxembourg S.A., 5.88%, 01/19/28	12/06/23	187	191	—
Mong Duong Finance Holdings B.V., 5.13%, 05/07/29	01/11/23	205	214	—
MV24 Capital B.V., 6.75%, 06/01/34	09/22/22	1,082	1,127	0.1
NBM US Holdings, Inc., 7.00%, 05/14/26	05/19/23	1,173	1,214	0.1
Oleoducto Central S.A., 4.00%, 07/14/27	01/10/23	181	186	—
ONGC Videsh Limited, 4.63%, 07/15/24	03/22/23	199	199	—
Ongc Videsh Vankorneft Pte. Ltd., 3.75%, 07/27/26	01/26/23	577	581	—
Orazul Energy Egenor S. Enc. Por A., 5.63%, 04/28/27	07/07/21	926	893	—
Oversea-Chinese Banking Corporation Limited, 1.83%, 09/10/30	10/23/20	1,702	1,597	0.1
Perusahaan Listrik Negara, PT, 4.13%, 05/15/27	03/22/23	289	293	—
Presidencia de la Republica Dominicana, 5.50%, 01/27/25	04/14/23	299	299	—
PSA Treasury Pte. Ltd., 2.50%, 04/12/26	02/02/21	615	572	—
PT Freeport Indonesia, 4.76%, 04/14/27	09/15/22	778	789	—
PT Indonesia Asahan Aluminium (Persero), 4.75%, 05/15/25	05/10/22	995	989	0.1
Sociedad Quimica Y Minera De Chile S.A., 4.38%, 01/28/25	05/26/22	997	985	0.1
St. Marys Cement Inc. (Canada), 5.75%, 01/28/27	09/28/23	585	609	—
Telefonica Celular del Paraguay S.A., 5.88%, 04/15/27	08/18/23	748	779	—
TNB Global Ventures Capital Berhad, 3.24%, 10/19/26	01/14/21	2,287	2,095	0.1
Transportadora de Gas del Peru S.A., 4.25%, 04/30/28	05/20/21	1,360	1,271	0.1
United Overseas Bank Limited, 1.75%, 03/16/31	09/27/21	1,994	1,845	0.1
UPL Corporation Limited, 4.50%, 03/08/28	07/21/22	349	354	—
VTR Comunicaciones SpA, 5.13%, 01/15/28	06/17/21	765	358	—
		62,579	60,376	3.0

JNL/DoubleLine Shiller Enhanced CAPE Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INDEX
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	04/26/24	49,000	—	5,829
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	05/31/24	81,000	—	4,005
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	01/26/24	85,000	—	3,694
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	03/15/24	79,000	—	5,451
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	02/23/24	82,000	—	3,256
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	01/19/24	73,000	—	5,155
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	06/21/24	100,000	—	(665)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	BCL	04/26/24	12,000	—	(80)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	02/15/24	80,000	—	2,935
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	06/27/24	87,000	—	(240)
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	04/18/24	92,000	—	9,071
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	06/13/24	86,000	—	1,585
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	03/21/24	100,000	—	5,577
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.39% (MT)	BNP	05/16/24	75,000	—	7,559
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.38% (MT)	BOA	02/09/24	95,000	—	2,820
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.38% (MT)	BOA	03/06/24	93,000	—	4,698
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.38% (MT)	BOA	04/12/24	84,000	—	10,439
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	05/08/24	65,000	—	8,774
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	06/05/24	73,000	—	3,761
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	03/28/24	90,000	—	5,512
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	04/05/24	75,000	—	8,090
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	02/28/24	72,000	—	5,218
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	05/23/24	50,000	—	3,250
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	01/10/24	75,000	—	5,398
Schiller Barclays CAPE US Sector II Index (MT) ‡	Fixed Rate of 0.40% (MT)	CIB	01/31/24	82,000	—	3,420
					—	114,512

‡Shiller Barclays CAPE US Sector Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE Ratio (the "Relative CAPE Indicator") and that possess relatively strong price momentum over the period of six months. Each U.S. sector is represented by an ETF that invests primarily in equity securities of companies in the relevant sector. The components of the index are publicly available at

https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E;tab=constituents.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DoubleLine Shiller Enhanced CAPE Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	863,110	—	863,110
Government And Agency Obligations	—	498,979	—	498,979
Corporate Bonds And Notes	—	238,585	36	238,621
Senior Floating Rate Instruments	—	96,202	—	96,202
Common Stocks	—	—	13	13
Short Term Investments	78,801	125,524	—	204,325
	78,801	1,822,400	49	1,901,250
Assets - Investments in Other Financial Instruments[1]
OTC Total Return Swap Agreements	—	115,497	—	115,497
	—	115,497	—	115,497
Liabilities - Investments in Other Financial Instruments[1]
OTC Total Return Swap Agreements	—	(985)	—	(985)
	—	(985)	—	(985)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/DoubleLine Total Return Fund
GOVERNMENT AND AGENCY OBLIGATIONS 60.2%
Mortgage-Backed Securities 24.7%
Federal Home Loan Mortgage Corporation
3.00%, 06/01/43 - 03/01/52	65,003	59,240
4.00%, 09/01/43 - 01/01/53	30,489	28,945
3.50%, 02/01/46 - 05/01/52	28,642	26,510
2.50%, 09/01/50 - 12/01/50	19,719	16,875
4.50%, 07/01/52 - 08/01/52	21,735	21,100
Federal National Mortgage Association, Inc.
4.50%, 04/01/26 - 06/01/52	13,765	13,374
6.18%, 12/01/28	8,373	8,561
2.48%, 11/01/29	16,775	14,989
1.90%, 05/01/30	10,000	8,656
2.63%, 04/01/32	62,149	53,153
1.83%, 11/01/33	6,300	4,979
3.00%, 03/01/35 - 04/01/51	49,264	44,446
2.00%, 11/01/40 - 02/01/51	50,231	41,925
3.50%, 09/01/43 - 04/01/52	49,626	46,008
2.20%, 09/01/46	16,428	12,841
4.00%, 08/01/47 - 10/01/49	25,407	24,455
2.50%, 09/01/50 - 03/01/51	67,150	57,833
5.00%, 05/01/53	17,442	17,377
Government National Mortgage Association
3.50%, 10/20/45	1,239	1,151
2.50%, 08/20/51	33,313	28,926
		531,344
U.S. Treasury Bond 17.1%
Treasury, United States Department of
4.38%, 08/15/43	14,200	14,544
4.75%, 11/15/43 (a)	130,000	139,892
4.75%, 11/15/53	190,000	214,017
		368,453
Collateralized Mortgage Obligations 16.1%
Federal Home Loan Mortgage Corporation
Series A-4260, REMIC, 3.00%, 02/15/32	901	886
Series UB-4247, REMIC, 3.00%, 09/15/33	6,199	5,768
Series EB-4247, REMIC, 3.50%, 09/15/33	4,595	4,423
Series 2021-M2-HQA2, REMIC, 7.39%, (SOFR 30-Day Average + 2.05%), 12/27/33 (b)	5,460	5,407
Interest Only, Series SP-3770, REMIC, 1.05%, (6.39% - (SOFR 30-Day Average * 1)), 11/15/40 (b)	253	4
Interest Only, Series SM-3780, REMIC, 1.05%, (6.39% - (SOFR 30-Day Average * 1)), 12/15/40 (b)	5,112	539
Series KA-4366, REMIC, 3.00%, 03/15/41	293	291
Series SL-4061, REMIC, 0.00%, (6.86% - (SOFR 30-Day Average * 1.75)), 06/15/42 (b)	36	18
Series KM-4141, REMIC, 1.75%, 12/15/42	8,190	6,984
Series CS-4156, REMIC, 0.00%, (5.26% - (SOFR 30-Day Average * 1.2)), 01/15/43 (b)	3,279	2,334
Series 2023-M1B-HQA2, REMIC, 8.69%, (SOFR 30-Day Average + 3.35%), 06/25/43 (b)	3,000	3,163
Series UZ-4508, REMIC, 3.00%, 07/15/43	530	434
Series ZX-4404, REMIC, 4.00%, 04/15/44	56,078	53,197
Series AB-4533, REMIC, 3.00%, 06/15/44	2,581	2,429
Series CA-4573, REMIC, 3.00%, 11/15/44	8,984	8,447
Series LZ-4410, REMIC, 4.00%, 11/15/44	2,139	1,968
Series KZ-4440, REMIC, 3.00%, 02/15/45	14,015	12,046
Series GZ-4612, REMIC, 3.00%, 09/15/46	24,853	22,143
Series DZ-4894, REMIC, 3.50%, 06/15/49	5,304	4,887
Interest Only, Series ID-5159, REMIC, 3.00%, 10/25/49	20,215	3,089
Interest Only, Series MS-4291, REMIC, 0.45%, (5.79% - (SOFR 30-Day Average * 1)), 01/15/54 (b)	2,030	203
Federal National Mortgage Association, Inc.
Interest Only, Series C26-437, 4.50%, 01/25/52	21,227	5,107
Interest Only, Series C60-426, 3.50%, 02/25/52	19,366	3,518
Interest Only, Series C8-437, 2.50%, 06/25/52	33,141	5,029
Interest Only, Series 2010-CS-134, REMIC, 1.23%, (6.57% - (SOFR 30-Day Average * 1)), 12/25/25 (b)	33	—
Series 2013-QZ-54, REMIC, 3.00%, 06/25/33	195	180
Interest Only, Series 2005-S-2, REMIC, 1.15%, (6.49% - (SOFR 30-Day Average * 1)), 02/25/35 (b)	2,454	181
Series 2010-KD-120, REMIC, 4.00%, 10/25/40	258	244
Interest Only, Series 2011-ES-93, REMIC, 1.05%, (6.39% - (SOFR 30-Day Average * 1)), 09/25/41 (b)	847	95
Series 2013-PB-59, REMIC, 2.00%, 09/25/41	1,301	1,219
Series 2014-KZ-11, REMIC, 2.50%, 10/25/41	3,334	2,963
Interest Only, Series 2018-ST-25, REMIC, 0.60%, (5.94% - (SOFR 30-Day Average * 1)), 03/25/42 (b)	6,672	534
Series 2012-BZ-14, REMIC, 4.00%, 03/25/42	735	709
Series 2012-Z-31, REMIC, 4.00%, 04/25/42	722	691
Series 2012-CZ-87, REMIC, 3.00%, 08/25/42	10,507	9,526
Series 2015-AC-88, REMIC, 3.00%, 04/25/43	1,604	1,552
Series 2013-AZ-133, REMIC, 4.00%, 01/25/44	13,140	12,471
Series 2016-PA-81, REMIC, 3.00%, 02/25/44	1,000	973
Series 2014-GZ-85, REMIC, 3.00%, 12/25/44	13,164	11,634
Series 2017-ZC-4, REMIC, 3.50%, 02/25/47	10,130	9,273
Series 2018-LZ-38, REMIC, 3.50%, 06/25/48	17,386	14,690
Series 2021-QL-47, REMIC, 2.50%, 07/25/51	10,255	6,960
Series 2021-ZV-95, REMIC, 2.50%, 01/25/52	10,204	6,190
Series 2022-DZ-18, REMIC, 3.50%, 04/25/52	10,631	7,906
Series 2022-ZQ-16, REMIC, 3.50%, 04/25/52	8,122	6,569
Ginnie Mae REMIC Trust 2020-095
Interest Only, Series 2020-IH-86, REMIC, 3.00%, 06/20/50	13,908	2,209
Interest Only, Series 2020-WI-86, REMIC, 3.00%, 06/20/50	27,090	4,352
Government National Mortgage Association
Series 2012-Z-32, REMIC, 3.50%, 03/20/42	1,083	1,009
Series 2016-TL-99, REMIC, 2.00%, 04/16/44	7,001	5,727
Interest Only, Series 2020-KI-16, REMIC, 3.50%, 02/20/50	9,481	1,762
Interest Only, Series 2021-IL-77, REMIC, 3.00%, 07/20/50	9,774	1,472
Interest Only, Series 2022-SA-22, REMIC, 0.00%, (3.60% - (SOFR 30-Day Average * 1)), 08/20/50 (b)	12,432	263
Series 2022-BZ-174, REMIC, 3.50%, 08/20/50	20,757	17,665
Interest Only, Series 2020-IE-160, REMIC, 2.50%, 10/20/50	38,864	5,292
Interest Only, Series 2020-SB-185, REMIC, 0.83%, (6.19% - (1 Month Term SOFR * 1)), 12/20/50 (b)	39,565	5,211
Interest Only, Series 2021-IM-15J, REMIC, 2.50%, 01/20/51	48,952	6,468
Interest Only, Series 2022-IA-218, REMIC, 2.50%, 01/20/51	29,235	3,601
Interest Only, Series 2021-IB-30, REMIC, 2.50%, 02/20/51	26,695	3,689
Interest Only, Series 2023-IO-19, REMIC, 2.50%, 02/20/51	42,268	5,772
Interest Only, Series 2021-IM-24, REMIC, 3.00%, 02/20/51	16,093	2,483
Interest Only, Series 2021-S-59, REMIC, 0.00%, (2.60% - (SOFR 30-Day Average * 1)), 04/20/51 (b)	17,733	230
Interest Only, Series 2021-SL-58, REMIC, 0.00%, (3.64% - (1 Month Term SOFR * 1)), 04/20/51 (b)	54,809	1,525
Interest Only, Series 2021-IK-114, REMIC, 3.00%, 06/20/51	37,848	5,894
Series 2021-LZ-177, REMIC, 3.00%, 10/20/51	16,533	10,607
Interest Only, Series 2022-IO-83, REMIC, 2.50%, 11/20/51	29,589	4,082
Interest Only, Series 2021-IQ-209, REMIC, 3.50%, 11/20/51	21,243	3,813
Series 2022-Z-25, REMIC, 3.00%, 02/20/52	8,183	6,226
		346,226
Commercial Mortgage-Backed Securities 2.3%
Federal National Mortgage Association, Inc.
Series 2022-A1X-M4, REMIC, 2.46%, 05/25/30 (b)	15,635	14,362
Interest Only, Series 2020-X1-M15, REMIC, 1.45%, 09/25/31 (b)	37,086	2,391

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Government National Mortgage Association
Interest Only, Series 2021-IO-84, REMIC, 0.79%, 04/16/61 (b)	75,936	4,444
Interest Only, Series 2022-IO-14, REMIC, 0.66%, 12/16/61 (b)	38,069	1,905
Interest Only, Series 2021-IO-20, REMIC, 1.15%, 08/16/62 (b)	59,141	4,613
Interest Only, REMIC, 0.82%, 02/16/63 (b)	54,929	3,362
Interest Only, Series 2021-IO-52, REMIC, 0.72%, 04/16/63 (b)	66,647	3,661
Interest Only, Series 2021-IO-45, REMIC, 0.81%, 04/16/63 (b)	11,097	676
Interest Only, Series 2021-IO-22, REMIC, 0.98%, 05/16/63 (b)	18,248	1,247
Interest Only, Series 2021-IO-129, REMIC, 0.98%, 06/16/63 (b)	79,552	5,591
Interest Only, Series 2021-IO-79, REMIC, 0.88%, 08/16/63 (b)	41,471	2,660
Interest Only, Series 2022-IO-130, REMIC, 0.38%, 11/16/63 (b)	79,261	2,955
Interest Only, Series 2022-IO-118, REMIC, 0.64%, 06/16/64 (b)	29,165	1,518
		49,385
Total Government And Agency Obligations (cost $1,359,753)		1,295,408
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 38.6%
ABFC 2007-WMC1 Trust
Series 2007-A1A-WMC1, REMIC, 6.72%, (1 Month Term SOFR + 1.36%), 06/25/37 (b) (c)	3,414	2,217
Affirm Asset Securitization Trust 2023-B
Series 2023-A-B, 6.82%, 04/15/26	5,000	5,083
Aircraft Lease Securitisation Limited
Series 2007-2F5-M1, REMIC, 4.15%, 12/25/28 (b) (c)	2,367	1,836
Aligned Data Centers Issuer, LLC
Series 2021-A2-1A, 1.94%, 08/17/26	5,000	4,461
Series 2021-B-1A, 2.48%, 08/17/26	4,000	3,463
Series 2023-A2-1A, 6.00%, 08/15/28	1,500	1,474
Alternative Loan Trust
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	5,098	2,959
Alternative Loan Trust 2005-43
Series 2005-A2-23CB, REMIC, 5.50%, 07/25/35	1,708	1,444
Alternative Loan Trust 2005-45
Series 2005-2A1-53T2, REMIC, 6.00%, 11/25/35 (b)	14,005	8,652
Alternative Loan Trust 2006-15CB
Series 2006-1A7-23CB, REMIC, 6.00%, 08/25/36	1,122	1,034
Alternative Loan Trust 2006-OC8
Series 2006-1A2-OC8, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 11/25/36 (b) (c)	3,234	2,798
Alternative Loan Trust 2007-3T1
Series 2007-1A6-3T1, REMIC, 6.25%, 04/25/37	10,957	5,203
Alternative Loan Trust 2007-5CB
Interest Only, Series 2007-1A5-5CB, REMIC, 0.00%, (5.29% - (1 Month Term SOFR * 1)), 04/25/37 (b)	3,146	295
Series 2007-1A6-5CB, REMIC, 6.00%, (1 Month Term SOFR + 0.71%), 04/25/37 (b)	3,146	1,302
AMSR 2019-SFR1 Trust
Series 2019-E-SFR1, REMIC, 3.47%, 01/20/27	3,300	3,021
Apidos CLO XII
Series 2013-CR-12A, 7.46%, (3 Month Term SOFR + 2.06%), 04/15/31 (b)	1,000	987
Apidos CLO XXXIX Ltd
Series 2022-A1-39A, 6.71%, (3 Month Term SOFR + 1.30%), 04/23/35 (b)	2,000	1,992
Aqua Finance Trust 2017-A
Series 2017-A-A, 3.72%, 10/15/24	197	195
Ares LIX CLO Ltd
Series 2021-B1-59A, 7.04%, (3 Month Term SOFR + 1.66%), 04/25/34 (b)	3,000	2,959
BAMLL Commercial Mortgage Securities Trust 2018-DSNY
Series 2018-C-DSNY, REMIC, 6.76%, (1 Month Term SOFR + 1.40%), 09/16/24 (b)	3,100	3,078
Banc of America Alternative Loan Trust 2006-4
Series 2006-5CB1-4, REMIC, 6.50%, 05/25/36	2,644	2,352
Bank 2020-BNK25
Series 2020-AS-BN25, REMIC, 2.84%, 01/17/30	306	250
Battalion CLO XI Ltd.
Series 2017-BR-11A, 7.38%, (3 Month Term SOFR + 1.98%), 04/24/34 (b)	1,000	989
BBCMS 2018-TALL Mortgage Trust
Series 2018-F-TALL, REMIC, 8.79%, (1 Month Term SOFR + 3.43%), 03/16/37 (b) (c)	6,125	3,187
BBCMS Mortgage Trust 2021-C10
Interest Only, Series 2021-XA-C10, REMIC, 1.29%, 07/17/54 (b)	22,586	1,458
BBCMS Mortgage Trust 2021-C11
Interest Only, Series 2021-XA-C11, REMIC, 1.37%, 09/17/54 (b)	42,850	2,993
BBCMS Mortgage Trust 2021-C12
Interest Only, Series 2021-XA-C12, REMIC, 0.95%, 11/18/54 (b)	12,418	623
BBCMS Mortgage Trust 2021-C9
Interest Only, Series 2021-XA-C9, REMIC, 1.61%, 02/18/54 (b)	35,425	2,813
BBCMS Trust 2018-CBM
Series 2018-A-CBM, REMIC, 6.41%, (1 Month Term SOFR + 1.05%), 07/15/37 (b) (c)	1,599	1,571
Bear Stearns Asset Backed Securities I LLC
Series 2006-21A3-AC2, REMIC, 6.00%, 03/25/36	119	116
Benchmark 2018-B7 Mortgage Trust
Interest Only, Series 2018-XA-B7, REMIC, 0.41%, 05/16/53 (b)	85,859	1,267
Benchmark 2020-B19 Mortgage Trust
Interest Only, Series 2020-XA-B19, REMIC, 1.77%, 09/17/53 (b)	36,167	2,411
Benchmark 2021-B27 Mortgage Trust
Interest Only, Series 2021-XA-B27, REMIC, 1.26%, 07/17/54 (b)	20,180	1,244
Benchmark 2021-B29 Mortgage Trust
Interest Only, Series 2021-XB-B29, REMIC, 0.70%, 09/17/54 (b)	38,734	1,668
BlueMountain CLO 2014-2 Ltd
Series 2014-BR2-2A, 7.43%, (3 Month Term SOFR + 2.01%), 10/21/30 (b)	3,000	2,991
Bravo Residential Funding Trust 2020-RPL1
Series 2020-M1-RPL1, REMIC, 3.25%, 05/25/59 (b)	4,500	4,118
Bravo Residential Funding Trust 2021-A
Series 2021-A1-A, 1.99%, 01/25/24 (c)	6,814	6,619
Bravo Residential Funding Trust 2023-NQM5
Series 2023-A1-NQM5, REMIC, 6.51%, 06/25/63 (c)	17,169	17,300
BX Commercial Mortgage Trust 2021-CIP
Series 2021-A-CIP, REMIC, 6.40%, (1 Month Term SOFR + 1.04%), 12/15/26 (b)	3,000	2,937
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-E-VOLT, REMIC, 7.48%, (1 Month Term SOFR + 2.11%), 09/15/36 (b)	3,062	2,928
Series 2021-F-VOLT, REMIC, 7.88%, (1 Month Term SOFR + 2.51%), 09/15/36 (b)	1,562	1,473
BX Trust 2019-OC11
Series 2019-E-OC11, REMIC, 3.94%, 12/11/29 (b)	4,941	4,142
CAL Funding IV Ltd.
Series 2020-A-1A, REMIC, 2.22%, 03/27/28	2,171	1,946
Carlyle Global Market Strategies Euro CLO 2016-1 Designated Activity Company
Series 2016-A1R2-1A, 6.82%, (3 Month Term SOFR + 1.40%), 04/20/34 (b)	2,000	1,998
Carrington Mortgage Loan Trust, Series 2007-RFC1
Series 2007-A3-RFC1, REMIC, 5.75%, (1 Month Term SOFR + 0.25%), 09/25/36 (b) (c)	2,724	2,631
CBAM 2017-2 Ltd
Series 2017-BR-2A, 7.51%, (3 Month Term SOFR + 2.11%), 07/17/34 (b)	1,500	1,485

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
CD 2017-CD6 Mortgage Trust
Series 2017-C-CD6, REMIC, 4.23%, 11/15/27 (b)	243	195
CFCRE 2016-C4 Mortgage Trust
Interest Only, Series 2016-XA-C4, REMIC, 1.60%, 05/10/58 (b)	69,120	1,867
Chase Mortgage Finance Trust Series 2006-S2
Series 2006-2A1-S2, REMIC, 6.00%, 10/25/36	6,459	2,569
CHL Mortgage Pass-Through Trust 2006-18
Series 2006-1A35-20, REMIC, 6.00%, 02/25/37	2,079	1,036
CHL Mortgage Pass-Through Trust 2007-8
Series 2007-1A5-8, REMIC, 5.44%, 01/25/38	2,128	934
CIM Trust 2023-R4
Series 2023-A1-R4, REMIC, 5.00%, 05/25/62	7,939	7,807
Citigroup Commercial Mortgage Trust 2014-GC21
Interest Only, Series 2014-XA-GC21, REMIC, 1.11%, 05/10/47 (b)	19,223	1
Citigroup Commercial Mortgage Trust 2016-GC36
Interest Only, Series 2016-XA-GC36, REMIC, 1.21%, 02/12/49 (b)	19,027	365
Citigroup Commercial Mortgage Trust 2016-P3
Interest Only, Series 2016-XA-P3, REMIC, 1.65%, 04/16/49 (b)	14,314	337
Citigroup Mortgage Loan Trust 2007-AR8
Series 2007-1A1A-AR8, REMIC, 3.69%, 07/25/47 (b)	1,377	1,120
Citigroup Mortgage Loan Trust 2021-JL1
Series 2021-A-JL1, REMIC, 2.75%, 02/25/62 (b)	1,098	1,005
CLNC 2019-FL1, Ltd.
Series 2019-A-FL1, 6.72%, (1 Month Term SOFR + 1.36%), 09/19/25 (b)	2	2
Cmalt (Citimortgage Alternative Loan Trust), Series 2006-A4
Series 2006-1A1-A4, REMIC, 6.00%, 09/25/36	1,085	942
CMALT (Citimortgage Alternative Loan Trust), Series 2007-A5
Series 2007-1A11-A5, REMIC, 6.00%, 05/25/37	815	750
COLT 2023-1 Mortgage Loan Trust
Series 2023-A1-1, REMIC, 6.05%, 04/25/68 (c)	6,735	6,743
Colt 2023-2 Mortgage Loan Trust
Series 2023-A1-2, REMIC, 6.60%, 07/25/68	4,893	4,950
COMM 2013-CCRE12 Mortgage Trust
Interest Only, Series 2013-XA-CR12, REMIC, 0.72%, 10/15/46 (b)	6,575	7
COMM 2014-CCRE17 Mortgage Trust
Interest Only, Series 2014-XA-CR17, REMIC, 0.87%, 05/10/47 (b)	23,538	34
COMM 2014-CCRE19 Mortgage Trust
Series 2014-C-CR19, REMIC, 4.63%, 08/12/24 (b)	1,163	1,095
COMM 2015-CCRE26 Mortgage Trust
Interest Only, Series 2015-XA-CR26, REMIC, 0.89%, 10/13/48 (b)	24,650	266
COMM 2015-DC1 Mortgage Trust
Interest Only, Series 2015-XA-DC1, REMIC, 0.97%, 02/12/48 (b)	17,497	107
COMM 2016-DC2 Mortgage Trust
Series 2016-C-DC2, REMIC, 4.66%, 02/12/26 (b)	1,340	1,236
Interest Only, Series 2016-XA-DC2, REMIC, 0.92%, 02/12/49 (b)	14,073	206
COMM 2018-HCLV Mortgage Trust
Series 2018-A-HCLV, REMIC, 6.66%, (1 Month Term SOFR + 1.30%), 09/15/33 (b)	3,070	2,797
CommonBond Student Loan Trust 2018-B-GS
Series 2018-C-BGS, REMIC, 4.12%, 08/25/28	85	68
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-7A1-11, REMIC, 6.00%, 12/25/35	5,254	2,838
Credit Suisse Securities (USA) LLC
Series 2005-3A2-9, REMIC, 6.00%, 10/25/35	4,004	1,320
Series 2006-2A3-2, REMIC, 6.00%, 03/25/36	2,235	927
CSAIL 2015-C1 Commercial Mortgage Trust
Interest Only, Series 2015-XA-C1, REMIC, 0.80%, 04/15/50 (b)	17,080	78
CSAIL 2015-C4 Commercial Mortgage Trust
Series 2015-C-C4, REMIC, 4.56%, 11/18/25 (b)	1,911	1,776
CSAIL 2019-C16 Commercial Mortgage Trust
Interest Only, Series 2019-XA-C16, REMIC, 1.54%, 06/17/52 (b)	8,853	540
CSMC 2020-SPT1 Trust
Series 2020-M1-SPT1, REMIC, 3.39%, 07/25/24 (b)	7,000	6,068
CSMC 2021-B33
Series 2021-A1-B33, REMIC, 3.05%, 10/10/31	977	835
Series 2021-A2-B33, REMIC, 3.17%, 10/10/31	4,277	3,241
CSMC 2021-JR1 Trust
Series 2021-A1-JR1, REMIC, 2.46%, 04/25/24 (b)	367	357
CSMC 2021-JR2 Trust
Series 2021-A1-JR2, REMIC, 2.22%, 09/25/24 (b)	4,808	4,615
CSMC 2021-RPL3 Trust
Series 2021-A1-RPL3, REMIC, 2.00%, 01/25/60 (b)	8,595	7,371
CSMCM Trust
Interest Only, Series 2018-CERT-SP3, 3.88%, 09/25/58 (b)	16,103	13,350
CVP CLO 2017-2 Ltd
Series 2017-A-2A, 6.87%, (3 Month Term SOFR + 1.45%), 01/21/31 (b) (d)	1,417	1,417
Databank Issuer, LLC
Series 2021-A2-1A, REMIC, 2.06%, 02/25/26	2,000	1,810
DBJPM 2016-C1 Mortgage Trust
Interest Only, Series 2016-XA-C1, REMIC, 1.37%, 05/12/49 (b)	20,275	450
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-2
Series 2007-2A1-2, REMIC, 5.77%, (1 Month Term SOFR + 0.41%), 09/25/47 (b) (c)	10,286	8,611
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-Ar1
Series 2006-A2B-AB1, REMIC, 5.60%, 02/25/36 (b)	3,292	2,867
Series 2006-1A3-AR1, REMIC, 6.13%, (1 Month Term SOFR + 0.77%), 02/25/36 (b) (c)	7,889	7,614
DOLP Trust 2021-NYC
Series 2021-D-NYC, REMIC, 3.70%, 05/12/31	550	370
Series 2021-E-NYC, REMIC, 3.70%, 05/12/31	1,000	630
Dryden 53 CLO Ltd., Series 2017-53A
Series 2017-B-53A, 7.06%, (3 Month Term SOFR + 1.66%), 01/15/31 (b)	1,000	994
Elevation CLO 2018-9, Ltd.
Series 2018-A1-9A, 6.78%, (3 Month Term SOFR + 1.38%), 07/15/31 (b)	2,488	2,488
First Franklin Mortgage Loan Trust, Series 2007-FF2
Series 2007-A1-FF2, REMIC, 5.61%, (1 Month Term SOFR + 0.25%), 03/25/37 (b) (c)	5,192	2,749
First Horizon Mortgage Pass-Through Trust 2006-AR1
Series 2006-1A2-FA2, REMIC, 6.00%, 05/25/36	2,544	1,087
FirstKey Homes 2020-SFR1 Trust
Series 2020-D-SFR1, 2.24%, 09/17/25	5,100	4,754
FMC GMSR Issuer Trust
Series 2021-A-GT1, 3.62%, 07/25/26 (c)	10,500	9,279
Series 2021-A-GT2, 3.85%, 10/25/26	11,300	10,043
FS Rialto 2021-FL2 Issuer, Ltd.
Series 2021-A-FL2, 6.69%, (1 Month Term SOFR + 1.33%), 05/18/38 (b) (c)	3,383	3,361
Galaxy XXII CLO Ltd
Series 2016-ARR-22A, 6.86%, (3 Month Term SOFR + 1.46%), 04/17/34 (b)	4,500	4,500
Global SC Finance VI SRL
Series 2020-A-1A, 2.17%, 10/17/40	1,274	1,163
Goodgreen 2020-1 Trust
Series 2020-A-1A, 2.63%, 04/15/55	2,524	1,986
Grace Trust
Series 2020-D-GRCE, REMIC, 2.68%, 12/12/30 (b)	1,845	1,374

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Great Wolf Trust 2019-WOLF
Series 2019-F-WOLF, REMIC, 8.35%, (1 Month Term SOFR + 3.25%), 12/15/36 (b) (c)	3,908	3,837
GS Mortgage Securities Corp Trust 2018-TWR
Series 2018-A-TWR, REMIC, 6.31%, (1 Month Term SOFR + 0.95%), 07/15/31 (b)	436	360
Series 2018-D-TWR, REMIC, 7.01%, (1 Month Term SOFR + 1.65%), 07/15/31 (b)	1,000	513
Series 2018-E-TWR, REMIC, 7.51%, (1 Month Term SOFR + 2.15%), 07/15/31 (b)	1,000	405
Series 2018-F-TWR, REMIC, 8.21%, (1 Month Term SOFR + 2.85%), 07/15/31 (b)	1,000	291
Series 2018-G-TWR, REMIC, 9.33%, (1 Month Term SOFR + 3.97%), 07/15/31 (b)	1,000	76
GS Mortgage Securities Corp.
Series 2006-AF5B-7, REMIC, 6.22%, 03/25/46 (c)	3,855	1,477
GS Mortgage Securities Trust 2014-GC20
Series 2014-A5-GC20, REMIC, 4.00%, 03/12/24	1,657	1,624
GS Mortgage Securities Trust 2014-GC24
Interest Only, Series 2014-XA-GC24, REMIC, 0.68%, 09/12/47 (b)	34,738	76
GS Mortgage Securities Trust 2015-GC34
Series 2015-B-GC34, REMIC, 4.47%, 10/10/25 (b)	782	599
Interest Only, Series 2015-XA-GC34, REMIC, 1.19%, 10/13/48 (b)	20,216	325
GS Mortgage Securities Trust 2015-GS1
Series 2015-AS-GS1, REMIC, 4.04%, 11/13/25 (b)	2,462	2,244
Interest Only, Series 2015-XA-GS1, REMIC, 0.75%, 11/13/48 (b)	31,883	358
GS Mortgage Securities Trust 2016-GS3
Interest Only, Series 2016-XA-GS3, REMIC, 1.19%, 10/13/49 (b)	23,074	555
GS Mortgage Securities Trust 2017-GS7
Series 2017-C-GS7, REMIC, 4.24%, 07/12/27	4,800	3,872
Interest Only, Series 2017-C-2, REMIC, 1.08%, 08/12/50 (b)	32,275	979
GS Mortgage Securities Trust 2018-GS9
Series 2018-C-GS9, REMIC, 4.35%, 03/10/28 (b)	2,000	1,696
GS Mortgage Securities Trust 2019-GC38
Interest Only, Series 2019-XA-GC38, REMIC, 0.93%, 02/12/52 (b)	37,382	1,578
GS Mortgage Securities Trust 2020-GC45
Interest Only, Series 2020-XA-GC45, REMIC, 0.66%, 02/14/53 (b)	48,275	1,346
GSR Mortgage Loan Trust 2006-OA1
Series 2006-3A2-OA1, REMIC, 4.51%, (COFI 11D (11th District Cost of Funds) + 1.50%), 08/25/46 (b)	12,564	2,284
Gulf Stream Meridian 4 Ltd
Series 2021-A1-4A, 6.86%, (3 Month Term SOFR + 1.46%), 07/17/34 (b)	2,500	2,500
Halcyon Loan Advisors Funding 2013-2 Ltd.
Series 2013-D-2A, 9.44%, (3 Month Term SOFR + 4.06%), 08/01/25 (b)	298	138
HalseyPoint CLO I, Ltd
Series 2019-B1-1A, 7.88%, (3 Month Term SOFR + 2.46%), 01/20/33 (b)	3,000	3,000
Hayfin Kingsland VIII Ltd
Series 2018-A-8A, 6.80%, (3 Month Term SOFR + 1.38%), 04/21/31 (b)	1,902	1,901
HERO Funding Trust 2016-4A
Series 2016-A2-4A, REMIC, 4.29%, 09/20/37	1,738	1,616
Home Partners of America 2018-1 Trust
Series 2021-D-1, REMIC, 2.48%, 09/19/29	2,222	1,828
Series 2021-E-1, REMIC, 2.58%, 09/19/29	1,016	802
Series 2021-F-1, REMIC, 3.33%, 09/19/29	1,170	896
HOMES Trust
Series 2023-A1-NQM2, REMIC, 6.46%, 02/25/68 (c)	4,590	4,635
HSI Asset Securitization Corporation Trust 2007-NC1
Series 2007-A2-NC1, REMIC, 5.75%, (1 Month Term SOFR + 0.25%), 04/25/37 (b) (c)	1,956	1,256
Series 2007-A4-NC1, REMIC, 6.03%, (1 Month Term SOFR + 0.39%), 04/25/37 (b) (c)	9,205	5,983
IMT Trust 2017-APTS
Series 2017-AFX-APTS, REMIC, 3.48%, 06/17/24	3,200	3,154
IndyMac INDA Mortgage Loan Trust 2006-AR2
Series 2006-4A1-AR2, REMIC, 3.92%, 09/25/36 (b)	683	607
IndyMac MBS, Inc.
Series 2005-A6-A8CB, REMIC, 5.00%, 07/25/35	6,738	3,746
Ixis Real Estate Capital Trust 2006-HE1
Series 2006-A4-HE1, REMIC, 6.07%, (1 Month Term SOFR + 0.71%), 03/25/36 (b) (c)	4,208	2,085
J.P. Morgan Chase Bank, N.A.
Series 2022-A-NLP, REMIC, 5.96%, (1 Month Term SOFR + 0.60%), 04/15/37 (b)	3,417	3,144
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series 2018-FFX-WPT, REMIC, 5.36%, 07/08/33 (b)	2,666	1,654
J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP
Series 2020-E-LOOP, REMIC, 3.99%, 12/07/26 (b)	2,666	1,768
J.P. Morgan Mortgage Acquisition Trust 2006-HE3
Series 2006-A3-HE3, REMIC, 5.69%, (1 Month Term SOFR + 0.33%), 01/25/34 (b) (c)	4,447	3,962
Series 2006-A4-HE3, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 07/25/36 (b) (c)	1,662	1,490
Series 2006-A5-HE3, REMIC, 5.95%, (1 Month Term SOFR + 0.59%), 11/25/36 (b) (c)	4,298	3,877
Series 2006-A5-WMC4, REMIC, 5.89%, (1 Month Term SOFR + 0.32%), 12/25/36 (b) (c)	20,707	10,788
J.P. Morgan Resecuritization Trust, Series 2009-10 Trust
Series 2009-4A2-10, REMIC, 1.62%, 03/26/37 (b)	1,052	1,059
Jamestown CLO Ltd
Series 2018-A1-6RA, 6.79%, (3 Month Term SOFR + 1.41%), 04/25/30 (b) (d)	2,483	2,481
Series 2018-A2A-6RA, 7.42%, (3 Month Term SOFR + 2.04%), 04/25/30 (b)	1,000	996
JPMBB Commercial Mortgage Securities Trust 2014-C21
Series 2014-A5-C21, REMIC, 3.77%, 06/17/24	2,898	2,857
Series 2014-B-C21, REMIC, 4.34%, 07/17/24 (b)	1,469	1,382
Series 2014-C-C21, REMIC, 4.62%, 07/17/24 (b)	2,000	1,737
JPMBB Commercial Mortgage Securities Trust 2015-C33
Series 2015-C-C33, REMIC, 4.64%, 11/18/25 (b)	2,224	1,898
JPMCC Commercial Mortgage Securities Trust 2016-JP2
Series 2016-B-JP2, REMIC, 3.46%, 07/17/26	5,081	4,252
JPMDB Commercial Mortgage Securities Trust 2016-C2
Interest Only, Series 2016-XA-C2, REMIC, 1.48%, 06/17/49 (b)	17,765	431
JPMDB Commercial Mortgage Securities Trust 2019-COR6
Series 2019-AS-COR6, REMIC, 3.41%, 11/15/29	4,415	3,551
JPMDB Commercial Mortgage Securities Trust 2020-COR7
Series 2020-B-COR7, REMIC, 3.29%, 03/15/30 (b)	4,562	2,952
Interest Only, Series 2020-XA-COR7, REMIC, 1.64%, 05/15/53 (b)	38,683	2,314
Katayma CLO I Ltd
Series 2023-A1-1A, 7.39%, (3 Month Term SOFR + 2.00%), 10/20/36 (b)	5,000	5,000
Series 2023-B-1A, 8.04%, (3 Month Term SOFR + 2.65%), 10/20/36 (b)	1,000	1,000
Labrador Aviation Finance Limited
Series 2016-A1-1A, 4.30%, 01/15/24 (c)	11,140	9,702

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
LHome Mortgage Trust 2021-RTL2
Series 2021-A2-RTL2, 2.78%, 06/25/26	6,000	5,622
LSTAR Commercial Mortgage Trust 2017-5
Interest Only, Series 2017-X-5, REMIC, 0.82%, 03/11/50 (b)	30,713	498
Marble Point CLO XXV Ltd
Series 2022-A1R-2A, 7.32%, (3 Month Term SOFR + 1.93%), 10/20/36 (b)	2,000	2,008
Massage Envy Franchising, LLC
Series 2019-A2-1, 6.45%, 07/30/24	6,240	6,200
Master Asset Securitization Trust
Series 2006-1A13-1, REMIC, 5.75%, 05/25/36	1,891	1,210
MASTR Adjustable Rate Mortgages Trust 2007-R5
Series 2007-A1-R5, REMIC, 5.05%, 11/25/35 (b)	9,312	5,133
MASTR Alternative Loan Trust 2007-1
Series 2007-2A1-1, REMIC, 6.50%, 10/25/36	2,588	878
MED Trust 2021-MDLN
Series 2021-A-MDLN, REMIC, 6.43%, (1 Month Term SOFR + 1.06%), 11/15/38 (b)	2,040	2,001
Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1
Series 2007-1A1-OAR5, REMIC, 3.49%, 10/25/47 (b)	10,219	3,285
Merrill Lynch Mortgage Capital Inc.
Series 2006-A1-AR1, REMIC, 2.87%, (1 Month Term SOFR + 0.44%), 03/25/37 (b) (c)	29,128	9,560
Merrill Lynch Mortgage Investors Trust, Series 2006-HE3
Series 2006-A3-HE3, REMIC, 5.77%, (1 Month Term SOFR + 0.41%), 06/25/37 (b) (c)	16,629	4,327
MF1 2021-FL7 Ltd.
Series 2021-A-FL7, 6.55%, (1 Month Term SOFR + 1.19%), 10/20/36 (b)	2,608	2,582
MFA 2023-NQM3 Trust
Series 2023-A1-NQM3, REMIC, 6.62%, 07/25/68 (c)	14,351	14,487
MidOcean Credit CLO
Series 2018-A1-9A, 6.83%, (3 Month Term SOFR + 1.41%), 07/21/31 (b) (d)	2,235	2,236
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
Series 2014-C-C18, REMIC, 4.47%, 09/17/24 (b)	1,500	1,401
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19
Series 2014-C-C19, REMIC, 4.00%, 12/17/24	2,000	1,862
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28
Interest Only, Series 2016-XA-C28, REMIC, 1.15%, 01/15/49 (b)	17,886	301
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30
Interest Only, Series 2016-XA-C30, REMIC, 1.34%, 09/17/49 (b)	16,384	420
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31
Series 2016-C-C31, REMIC, 4.26%, 10/19/26 (b)	2,960	2,326
Morgan Stanley Capital I Trust 2019-L3
Series 2019-AS-L3, REMIC, 3.49%, 11/16/29 (b)	3,847	3,371
Interest Only, Series 2019-XA-L3, REMIC, 0.61%, 11/18/52 (b)	68,796	1,917
Morgan Stanley Mortgage Loan Trust 2006-16AX
Series 2006-A2C-WMC2, REMIC, 0.98%, (1 Month Term SOFR + 0.41%), 07/25/36 (b) (c)	17,889	6,432
Morgan Stanley Mortgage Loan Trust 2007-12
Series 2007-3A22-12, REMIC, 6.00%, 08/25/37	1,080	413
Morgan Stanley Mortgage Loan Trust 2007-8XS
Series 2007-A1-8XS, REMIC, 5.75%, 04/25/37 (b)	987	492
Mosaic Solar Loan Trust 2020-1
Series 2020-B-1A, 3.10%, 11/22/32	1,636	1,420
MP CLO VIII Ltd
Series 2015-ARR-2A, 6.85%, (3 Month Term SOFR + 1.46%), 04/28/34 (b)	1,500	1,495
MRCD 2019-PARK Mortgage Trust
Series 2019-F-PARK, REMIC, 2.72%, 12/15/24	1,018	720
Series 2019-G-PARK, REMIC, 2.72%, 12/15/24	4,267	2,589
Nassau 2018-I Ltd.
Series 2018-A-IA, 6.81%, (3 Month Term SOFR + 1.41%), 07/15/31 (b)	1,918	1,912
Natixis Commercial Mortgage Securities Trust 2018-FL1
Series 2018-A-FL1, REMIC, 6.36%, (1 Month Term SOFR + 1.00%), 06/15/35 (b)	345	324
Natixis Commercial Mortgage Securities Trust 2020-2PAC
Series 2020-D-2PAC, REMIC, 3.75%, 04/17/25	4,415	4,032
New Residential Mortgage Loan Trust 2020-RPL1
Series 2020-M2-RPL1, REMIC, 3.50%, 11/25/59 (b)	5,300	4,426
Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-AR4
Series 2006-3A-AR1, REMIC, 4.85%, 02/25/36 (b)	409	285
Nomura Resecuritization Trust 2011-4R
Series 2011-2A10-4RA, REMIC, 3.81%, 07/26/41 (b)	5,946	5,012
NP SPE II LLC
Series 2019-A2-1A, 3.24%, 09/20/26	7,474	6,940
OBX 2022-NQM7 Trust
Series 2022-A1-NQM7, REMIC, 5.11%, 08/25/62 (c)	3,932	3,927
OBX 2023-NQM3 Trust
Series 2023-A1-NQM3, REMIC, 5.95%, 02/25/63 (b) (c)	4,605	4,610
OBX 2023-NQM4 Trust
Series 2023-A1-NQM4, REMIC, 6.11%, 03/25/63 (c)	4,642	4,652
Ocean Trails CLO X
Series 2020-AR-10A, 6.88%, (3 Month Term SOFR + 1.48%), 10/16/34 (b)	1,000	997
Park Avenue Institutional Advisers CLO Ltd 2016-1
Series 2016-A1R-1A, 6.84%, (3 Month Term SOFR + 1.46%), 08/25/31 (b) (d)	2,440	2,440
PMT Credit Risk Transfer Trust 2019-3R
Series 2019-A-3R, REMIC, 8.17%, (1 Month Term SOFR + 2.81%), 10/29/24 (b) (c)	587	589
PMT Credit Risk Transfer Trust 2021-1R
Series 2021-A-1R, 8.34%, (SOFR 30-Day Average + 3.01%), 02/27/24 (b) (c)	2,256	2,255
PMT Issuer Trust - FMSR
Series 2021-A-FT1, 8.47%, (1 Month Term SOFR + 3.11%), 03/25/26 (b) (d)	2,000	1,998
PR Mortgage Loan Trust
Series 2014-APT-1, REMIC, 5.82%, 09/25/47 (b)	5,078	4,628
PRET 2021-NPL5 LLC
Series 2021-A1-NPL5, 2.49%, 10/25/24 (c)	9,717	9,219
Pretium Mortgage Credit Partners I 2021-NPL1, LLC
Series 2021-A1-NPL1, REMIC, 2.24%, 03/27/24 (c)	238	230
Pretium Mortgage Credit Partners LLC
Series 2021-A1-RN2, 1.74%, 09/25/24 (c)	3,105	2,926
Primose Funding LLC
Series 2019-A2-1A, 4.48%, 07/30/26	9,675	9,081
Progress Residential 2021-SFR3 Trust
Series 2021-E2-SFR3, REMIC, 2.69%, 05/19/26	8,500	7,613
Progress Residential 2021-SFR5 Trust
Series 2021-E1-SFR5, REMIC, 2.21%, 07/17/26	15,840	14,009
Progress Residential 2021-SFR8 Trust
Series 2021-E2-SFR8, REMIC, 2.53%, 10/19/26	5,100	4,464
PRPM 2021-6, LLC
Series 2021-A1-6, 1.79%, 07/25/24 (c)	8,114	7,718
PRPM 2021-7, LLC
Series 2021-A1-7, REMIC, 1.99%, 08/25/24 (c)	2,979	2,818
PRPM 2021-9, LLC
Series 2021-A1-9, 2.36%, 10/25/24 (b) (c)	2,867	2,708

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
PRPM, LLC
Series 2021-A1-2, 2.12%, 03/25/24 (b) (c)	884	857
RALI Series 2006-QS4 Trust
Series 2006-A4-QS4, REMIC, 6.00%, 04/25/36	1,442	1,124
RALI Series 2006-QS5 Trust
Series 2006-A4-QS5, REMIC, 6.00%, 05/25/36	1,502	1,191
Rate Adjustable Mortgage Trust
Series 2005-6A21-4, REMIC, 4.79%, 08/25/35 (b)	3,125	2,632
RBSGC Mortgage Loan Trust 2007-B
Series 2007-1A4-B, REMIC, 5.92%, (1 Month Term SOFR + 0.56%), 12/25/36 (b)	2,515	740
Interest Only, Series 2007-1A6-B, REMIC, 0.58%, (5.94% - (1 Month Term SOFR * 1)), 01/25/37 (b)	2,515	302
RBSGC Mortgage Loan Trust, 2007-A
Series 2007-2A1-A, REMIC, 6.75%, 01/25/37	2,514	2,331
Ready Capital Mortgage Financing 2023-FL12, LLC
Series 2023-A-FL12, 7.69%, (1 Month Term SOFR + 2.33%), 05/25/38 (b) (c)	2,803	2,803
Residential Accredit Loans, Inc.
Series 2006-A21-QA1, REMIC, 5.07%, 01/25/36 (b)	4,154	2,910
Residential Asset Securitization Trust 2006-A12
Series 2006-A1-A12, REMIC, 6.25%, 11/25/36	8,967	3,544
Residential Asset Securitization Trust 2006-A6
Series 2006-2A11-A6, REMIC, 6.00%, 07/25/36	2,511	1,276
Residential Asset Securitization Trust 2007-A3
Series 2007-1A2-A3, REMIC, 4.44%, (45.51% - (1 Month Term SOFR * 7.67)), 04/25/37 (b)	670	784
Series 2007-1A1-A3, REMIC, 5.92%, (1 Month Term SOFR + 0.56%), 04/25/37 (b)	5,135	1,864
Residential Asset Securitization Trust 2007-A6
Series 2007-2A1-A6, REMIC, 6.50%, 06/25/37	2,921	665
Residential Asset Securitization Trust 2007-A8
Series 2007-1A1-A8, REMIC, 6.00%, 08/25/37	15,485	7,954
RFMSI Series 2006-S6 Trust
Series 2006-A14-S6, REMIC, 6.00%, 07/25/36	169	143
RFMSI Series 2007 S7 Trust
Series 2007-A20-S7, REMIC, 6.00%, 07/25/37	1,002	805
RFMSI Series 2007-S2 Trust
Series 2007-A4-S2, REMIC, 6.00%, 02/25/37	502	385
RFMSI Series 2007-S4 Trust
Series 2007-A2-S4, REMIC, 6.00%, 04/25/37	712	558
RFMSI Series 2007-S5 Trust
Series 2007-A2-S5, REMIC, 6.00%, 05/25/37	4,446	3,521
Rockford Tower CLO 2018-1 Ltd
Series 2018-A-1A, 6.73%, (3 Month Term SOFR + 1.36%), 05/20/31 (b) (d)	2,811	2,811
Sapphire Aviation Finance II Limited
Series 2020-A-1A, 3.23%, 03/15/27	6,654	5,753
Securitized Asset Backed Receivables LLC Trust 2006-Nc3
Series 2006-A2B-NC3, REMIC, 5.77%, (1 Month Term SOFR + 0.41%), 09/25/36 (b) (c)	16,644	5,682
Shackleton 2015-VIII CLO LTD
Series 2015-AR-7RA, 6.81%, (3 Month Term SOFR + 1.41%), 07/15/31 (b)	1,985	1,985
Shenton Aircraft Investment I Limited
Series 2015-A-1A, 4.75%, 11/15/27	6,090	5,137
SLG Office Trust 2021-OVA
Series 2021-E-OVA, REMIC, 2.85%, 07/17/31	3,062	2,318
Series 2021-F-OVA, REMIC, 2.85%, 07/17/31	3,062	2,169
SoFi Consumer Loan Program 2021-1 Trust
Series 2021-PT1-1, 9.72%, 05/25/30	1,500	1,492
SoFi Professional Loan Program 2017-F LLC
Series 2017-BFX-F, 3.62%, 05/25/27	8,000	7,332
SOHO Trust 2021-SOHO
Series 2021-B-SOHO, REMIC, 2.79%, 08/12/38 (b)	4,623	3,285
Sound Point CLO IV-R, Ltd.
Series 2013-A-3RA, 6.81%, (3 Month Term SOFR + 1.41%), 04/18/31 (b) (d)	3,000	2,994
Sound Point CLO IX Ltd
Series 2015-BRRR-2A, 7.48%, (3 Month Term SOFR + 2.06%), 07/20/32 (b)	850	833
Sound Point CLO XXI Ltd
Series 2018-A1A-21, 6.82%, (3 Month Term SOFR + 1.44%), 10/27/31 (b) (d)	3,250	3,251
Sound Point CLO XXIII
Series 2019-AR-2A, 6.83%, (3 Month Term SOFR + 1.43%), 07/17/34 (b)	2,000	1,989
Stack Infrastructure Issuer, LLC
Series 2019-A2-2A, REMIC, 3.08%, 10/25/24	2,280	2,216
Starm Mortgage Loan Trust 2007-2
Series 2007-4A1-2, REMIC, 4.43%, 04/25/37 (b)	373	175
Starwood Mortgage Residential Trust 2021-2
Series 2021-B1-2, REMIC, 2.75%, 05/25/65 (b)	5,537	4,563
Steele Creek CLO 2016-1, Ltd.
Series 2016-AR-1A, 6.77%, (3 Month Term SOFR + 1.38%), 06/16/31 (b) (d)	1,850	1,851
Steele Creek CLO 2019-1, Ltd
Series 2019-BR-1A, 7.46%, (3 Month Term SOFR + 2.06%), 04/15/32 (b)	1,000	986
Structured Adjustable Rate Mortgage Loan Trust 2005-3XS
Series 2005-2A-21, REMIC, 6.67%, 11/25/35 (b)	3,055	2,531
Structured Asset Investment Loan Trust 2006-3
Series 2006-A1-3, REMIC, 5.63%, (1 Month Term SOFR + 0.27%), 06/25/36 (b) (c)	4,945	3,133
Structured Asset Investment Loan Trust 2006-4
Series 2006-A5-4, REMIC, 2.00%, (1 Month Term SOFR + 0.42%), 07/25/36 (b) (c)	20,500	6,049
Structured Asset Investment Loan Trust 2006-BNC3
Series 2006-A1-BNC3, REMIC, 5.83%, (1 Month Term SOFR + 0.29%), 09/25/36 (b) (c)	4,889	2,897
Structured Asset Securities Corporation
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	5,200	3,035
Sunnova Helios III Issuer, LLC
Series 2019-A-AA, 3.75%, 06/20/29	3,358	3,071
Sunnova Sol II Issuer, LLC
Series 2020-A-2A, 2.73%, 10/30/30	6,916	5,649
Taco Bell Funding, LLC
Series 2021-A2I-1A, 1.95%, 02/25/27	4,912	4,395
Series 2021-A23-1A, 2.54%, 08/25/31	3,930	3,159
Trestles CLO LLC
Series 2023-B1-6A, 7.87%, (3 Month Term SOFR + 0.00%), 01/25/36 (b)	2,000	1,997
Trinity Rail Leasing 2010 LLC
Series 2010-A-1A, 5.19%, 01/16/31 (d)	2,945	2,861
TRTX 2021-FL4 Issuer, Ltd.
Series 2021-A-FL4, 6.68%, (1 Month Term SOFR + 1.31%), 03/17/38 (b) (c)	2,201	2,168
UBS Commercial Mortgage Trust 2017-C1
Interest Only, Series 2017-XA-C1, REMIC, 1.52%, 06/17/50 (b)	14,862	584
Upstart Pass-Through Trust Series 2021-ST9
Series 2021-A-ST9, 1.70%, 11/20/29	1,769	1,727
Upstart Securitization Trust 2020-2
Series 2020-A-2, 2.31%, 11/20/30	200	199
Upstart Securitization Trust 2021-4
Series 2021-B-4, 1.84%, 09/20/31	5,250	5,101
Series 2021-C-4, 3.19%, 09/20/31	5,250	4,796
Vantage Data Centers Issuer, LLC
Series 2019-A2-1A, 3.19%, 07/15/24	4,785	4,697
VCAT 2021-NPL4 LLC
Series 2021-A1-NPL4, 1.87%, 08/26/24 (c)	2,457	2,302
Velocity Commercial Capital Loan Trust 2017-2
Series 2017-AFX-2, REMIC, 3.07%, 07/25/26 (b)	1,551	1,524
Verus Securitization Trust 2023-3
Series 2023-A1-3, REMIC, 5.93%, 03/25/68 (b)	10,619	10,597
Verus Securitization Trust 2023-4
Series 2023-A1-4, REMIC, 5.81%, 05/25/68 (c)	4,427	4,413
Vibrant CLO III Ltd
Series 2015-A1RR-3A, REMIC, 6.93%, (3 Month Term SOFR + 1.51%), 10/20/31 (b)	1,184	1,184
Visio 2021-1R Trust
Series 2021-M1-1R, REMIC, 2.73%, 05/25/56	6,161	5,305

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
VOLT CV LLC
Series 2021-A1-CF2, 2.49%, 11/25/24 (c)	749	693
VOLT XCII, LLC
Series 2021-A1-NPL1, 1.89%, 01/25/24 (c)	4,255	4,118
VOLT XCIV, LLC
Series 2021-A1-NPL3, 2.24%, 01/25/24 (c)	1,722	1,663
VOLT XCVI, LLC
Series 2021-A1-NPL5, 2.12%, 02/26/24 (c)	3,826	3,704
VOLT XCVII, LLC
Series 2021-A1-NPL6, 2.24%, 03/25/24 (c)	1,297	1,257
WaMu Asset-Backed Certificates, WaMu Series 200X-HEX Trust
Series 2006-2A3-2, REMIC, 5.85%, (1 Month Term SOFR + 0.49%), 04/25/36 (b) (c)	13,905	5,078
Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE5 Trust
Series 2006-2A2-HE5, REMIC, 5.65%, (1 Month Term SOFR + 0.29%), 10/25/36 (b) (c)	54	19
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-5 Trust
Series 2006-1A5-5, REMIC, 6.00%, 07/25/36	973	747
Series 2006-1A7-5, REMIC, 6.00%, 07/25/36	1,737	1,334
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust
Series 2006-A4-7, REMIC, 4.05%, 09/25/36 (b) (c)	17,427	4,953
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-2 Trust
Series 2007-2A2-2, REMIC, 5.50%, 04/25/37	924	913
Waterfall Commercial Mortgage Trust 2015-SBC5
Series 2015-A-SBC5, REMIC, 4.10%, 01/14/26 (b)	663	656
Wellfleet CLO 2017-3 Ltd
Series 2017-A1-3A, 6.81%, (3 Month Term SOFR + 1.41%), 01/17/31 (b)	2,866	2,866
Wells Fargo & Company
Series 2016-C-C32, REMIC, 4.73%, 01/16/26 (b)	1,577	1,473
Series 2016-C-C34, REMIC, 5.06%, 04/17/26 (b)	1,937	1,722
Series 2016-C-LC24, REMIC, 4.43%, 09/17/26 (b)	2,000	1,736
Interest Only, Series 2016-XA-C33, REMIC, 1.56%, 03/17/59 (b)	10,321	268
Wells Fargo Alternative Loan 2007-PA3 Trust
Series 2007-2A1-PA3, REMIC, 6.00%, 07/25/37	1,101	956
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	1,003	828
Wells Fargo Alternative Loan 2007-PA5 Trust
Series 2007-1A1-PA5, REMIC, 6.25%, 11/25/37	373	315
Wells Fargo Commercial Mortgage Trust 2015-C31
Series 2015-C-C31, REMIC, 4.59%, 11/18/25 (b)	1,850	1,497
Wells Fargo Commercial Mortgage Trust 2015-LC20
Series 2015-C-LC20, REMIC, 4.06%, 03/17/25 (b)	2,386	2,259
Interest Only, Series 2015-XA-LC20, REMIC, 1.28%, 04/15/50 (b)	18,951	168
Wells Fargo Commercial Mortgage Trust 2015-NXS4
Series 2015-D-NXS4, REMIC, 3.68%, 11/18/25 (b)	2,031	1,798
Wells Fargo Commercial Mortgage Trust 2015-P2
Interest Only, Series 2015-XA-P2, REMIC, 0.92%, 12/17/48 (b)	17,175	228
Wells Fargo Commercial Mortgage Trust 2017-C39
Interest Only, Series 2017-XA-C39, REMIC, 1.09%, 09/16/50 (b)	66,808	1,860
Wells Fargo Commercial Mortgage Trust 2017-RC1
Interest Only, Series 2017-XA-RC1, REMIC, 1.38%, 01/16/60 (b)	15,330	538
Wells Fargo Commercial Mortgage Trust 2019-C54
Interest Only, Series 2019-XA-C54, REMIC, 0.82%, 12/17/52 (b)	36,864	1,325
Wells Fargo Commercial Mortgage Trust 2020-C55
Interest Only, Series 2020-XA-C55, REMIC, 1.29%, 02/18/53 (b)	58,103	3,233
Wells Fargo Commercial Mortgage Trust 2020-C56
Interest Only, Series 2020-XA-C56, REMIC, 1.39%, 06/17/53 (b)	57,786	3,290
Wells Fargo Mortgage Backed Securities 2007-7 Trust
Series 2007-A38-7, REMIC, 6.00%, 06/25/37	621	549
WFRBS Commercial Mortgage Trust 2014-C19
Interest Only, Series 2014-XA-C19, REMIC, 0.89%, 03/15/47 (b)	7,567	—
WFRBS Commercial Mortgage Trust 2014-C25
Interest Only, Series 2014-XA-C25, REMIC, 0.78%, 11/18/47 (b)	22,522	81
Willis Engine Structured Trust IV
Series 2018-A-A, 4.75%, 09/15/26 (c) (d)	1,332	1,157
Wind River 2014-1 CLO Ltd.
Series 2014-ARR-1A, 6.71%, (3 Month Term SOFR + 1.31%), 07/18/31 (b)	2,263	2,263
Total Non-U.S. Government Agency Asset-Backed Securities (cost $970,338)		829,331
SHORT TERM INVESTMENTS 3.7%
Securities Lending Collateral 2.9%
JNL Government Money Market Fund - Class SL, 5.32% (e) (f)	62,944	62,944
Investment Companies 0.8%
JNL Government Money Market Fund - Class I, 5.22% (e) (f)	17,079	17,079
Total Short Term Investments (cost $80,023)		80,023
Total Investments 102.5% (cost $2,410,114)		2,204,762
Other Assets and Liabilities, Net (2.5)%		(53,417)
Total Net Assets 100.0%		2,151,345

(a) All or a portion of the security was on loan as of December 31, 2023.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(d) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $25,497 and 1.2% of the Fund.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/DoubleLine Total Return Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	38,251	581,871	603,043	1,003	—	—	17,079	0.8
JNL Government Money Market Fund, 5.32% - Class SL	—	174,685	111,741	7	—	—	62,944	2.9
JNL Securities Lending Collateral Fund - Institutional Class	—	78,400	78,400	30	—	—	—	—
	38,251	834,956	793,184	1,040	—	—	80,023	3.7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/DoubleLine Total Return Fund
Assets - Securities
Government And Agency Obligations	—	1,295,408	—	1,295,408
Non-U.S. Government Agency Asset-Backed Securities	—	829,331	—	829,331
Short Term Investments	80,023	—	—	80,023
	80,023	2,124,739	—	2,204,762

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Fidelity Institutional Asset Management Total Bond Fund
GOVERNMENT AND AGENCY OBLIGATIONS 58.2%
Mortgage-Backed Securities 23.8%
Federal Home Loan Mortgage Corporation
2.50%, 01/01/28 - 04/01/52	15,311	13,334
3.00%, 12/01/30 - 06/01/53	16,075	14,508
3.50%, 04/01/33 - 03/01/52	2,670	2,498
1.50%, 07/01/35 - 04/01/51	11,221	8,977
2.00%, 07/01/35 - 04/01/52	23,336	20,133
4.00%, 05/01/38 - 09/01/52	4,169	4,014
4.50%, 10/01/42 - 07/01/52	90	89
3.50%, 03/01/52 (a)	1,512	1,399
5.00%, 05/01/52 - 10/01/53	6,650	6,618
5.50%, 09/01/52 - 01/01/54	14,979	15,094
6.50%, 01/01/53 - 10/01/53	3,328	3,448
6.00%, 03/01/53 - 07/01/53	2,111	2,174
Federal National Mortgage Association, Inc.
2.50%, 01/01/28 - 07/01/52	45,029	39,520
2.00%, 02/01/28 - 03/01/52	31,138	26,369
3.00%, 02/01/31 - 06/01/52	15,868	14,299
3.50%, 08/01/34 - 03/01/52	6,988	6,651
1.50%, 01/01/36 - 02/01/51	2,901	2,410
4.00%, 06/01/38 - 10/01/52	16,903	16,164
4.50%, 03/01/39 - 02/01/53	5,850	5,765
2.00%, 04/01/51 (a)	3,670	3,012
3.50%, 11/01/51 (a)	3,274	3,016
5.00%, 07/01/52 - 06/01/53	7,632	7,619
5.50%, 09/01/52 - 08/01/53	8,867	8,980
6.00%, 11/01/52 - 06/01/53	2,440	2,495
6.50%, 08/01/53 - 10/01/53	2,973	3,055
TBA, 2.00%, 01/15/54 - 02/15/54 (b)	27,650	22,619
TBA, 2.50%, 01/15/54 (b)	5,650	4,812
TBA, 3.00%, 01/15/54 (b)	20,400	18,057
TBA, 3.50%, 01/15/54 - 02/15/54 (b)	15,150	13,913
TBA, 6.50%, 01/15/54 (b)	3,800	3,893
Government National Mortgage Association
4.00%, 02/20/41 - 03/20/47	1,675	1,632
4.00%, 11/20/44 (a)	494	482
3.50%, 09/20/45 - 02/20/46	3,131	2,962
5.00%, 04/20/48	391	398
3.00%, 12/20/49 - 05/20/52	3,535	3,201
2.00%, 12/20/50 - 04/20/51	6,838	5,791
2.50%, 06/20/51 - 12/20/51	7,709	6,700
4.50%, 03/20/53 - 04/20/53	3,330	3,249
TBA, 2.00%, 01/15/54 (b)	25,100	21,257
TBA, 2.50%, 01/15/54 (b)	11,200	9,811
TBA, 3.00%, 01/15/54 (b)	11,050	10,011
TBA, 3.50%, 01/15/54 (b)	3,900	3,633
TBA, 4.00%, 01/15/54 (b)	700	669
TBA, 5.00%, 01/15/54 (b)	3,700	3,678
TBA, 5.50%, 01/15/54 (b)	5,300	5,333
		373,742
U.S. Treasury Note 20.0%
Treasury, United States Department of
4.38%, 10/31/24 - 11/30/30	5,900	6,044
4.63%, 03/15/26 - 09/30/30	4,525	4,596
4.00%, 02/29/28 - 02/28/30	30,805	30,978
3.63%, 03/31/28 - 03/31/30	29,594	29,279
4.00%, 06/30/28 (a)	21,120	21,229
1.25%, 09/30/28	15,940	14,132
4.88%, 10/31/28 - 10/31/30	38,483	40,411
2.38%, 03/31/29	23,000	21,368
3.13%, 08/31/29	9,040	8,693
3.88%, 12/31/29	22,700	22,682
3.75%, 05/31/30	63	63
2.75%, 08/15/32	12,578	11,536
4.13%, 11/15/32	2,600	2,647
3.50%, 02/15/33	96,040	93,264
4.50%, 11/15/33	7,000	7,361
		314,283
U.S. Treasury Bond 9.7%
Treasury, United States Department of
0.00%, 11/15/35 - 08/15/41 (c)	51,970	27,369
1.75%, 08/15/41	7,868	5,488
2.00%, 11/15/41 - 08/15/51	30,354	20,434
3.25%, 05/15/42	6,600	5,809
3.88%, 05/15/43	375	359
4.38%, 08/15/43	6,500	6,657
3.63%, 02/15/44 - 02/15/53	15,899	14,727
3.13%, 08/15/44	6,470	5,491
3.00%, 11/15/44	1,900	1,577
2.88%, 11/15/46 - 05/15/52	13,164	10,533
1.88%, 11/15/51	19,398	12,321
2.25%, 02/15/52	36,390	25,337
4.13%, 08/15/53	15,441	15,677
		151,779
Collateralized Mortgage Obligations 2.1%
Federal Home Loan Mortgage Corporation
Series AH-5213, REMIC, 2.25%, 04/25/37	462	428
Series VD-4676, REMIC, 4.00%, 08/15/37	22	21
Series VA-5083, REMIC, 1.00%, 08/15/38	407	380
Series LA-5041, REMIC, 1.50%, 11/25/40	1,004	836
Series PT-5046, REMIC, 1.50%, 11/25/40	761	634
Series CL-5092, REMIC, 3.00%, 04/25/41	982	884
Series AB-5210, REMIC, 3.00%, 01/25/42	260	241
Series AE-4636, REMIC, 4.00%, 07/15/42	35	35
Series AC-4661, REMIC, 4.00%, 04/15/43	26	26
Series LB-4492, REMIC, 4.00%, 03/15/44	15	15
Series LB-4506, REMIC, 4.00%, 04/15/44	29	28
Series LB-4522, REMIC, 4.00%, 06/15/44	20	20
Series LB-4535, REMIC, 4.00%, 08/15/44	20	20
Series LA-4993, REMIC, 2.00%, 08/25/44	393	355
Series CD-5266, REMIC, 4.50%, 10/25/44	516	510
Series BA-5000, REMIC, 2.00%, 04/25/45	488	436
Series LA-4646, REMIC, 4.00%, 09/15/45	52	50
Series KB-4692, REMIC, 4.00%, 10/15/46	139	135
Series TA-5210, REMIC, 3.50%, 11/25/46	226	212
Series AG-5176, REMIC, 2.00%, 01/25/47	730	631
Series PA-4746, REMIC, 4.00%, 02/15/47	67	65
Series KA-5180, REMIC, 2.50%, 10/25/47	197	175
Series LB-5202, REMIC, 2.50%, 10/25/47	195	172
Series GC-5159, REMIC, 2.00%, 11/25/47	158	137
Series BA-5190, REMIC, 2.50%, 11/25/47	240	212
Series BA-5198, REMIC, 2.50%, 11/25/47	366	327
Series DA-5197, REMIC, 2.50%, 11/25/47	182	161
Series A-5248, REMIC, 4.00%, 04/15/48	506	493
Series P-5236, REMIC, 5.00%, 04/25/48	180	181
Series M-5164, REMIC, 2.50%, 07/25/48	155	136
Series EA-5159, REMIC, 2.50%, 08/25/48	152	133
Series A-5182, REMIC, 2.50%, 10/25/48	1,276	1,122
Series LA-5200, REMIC, 3.00%, 10/25/48	443	407
Series AG-5202, REMIC, 3.00%, 01/25/49	147	135
Series TP-5178, REMIC, 2.50%, 04/25/49	338	298
Series BA-5169, REMIC, 2.50%, 05/25/49	671	592
Series CA-5190, REMIC, 2.50%, 05/25/49	197	173
Series TP-5189, REMIC, 2.50%, 05/25/49	234	205
Series A-5197, REMIC, 2.50%, 06/25/49	197	172
Series TP-5169, REMIC, 2.50%, 06/25/49	155	135
Series CA-5191, REMIC, 2.50%, 04/25/50	232	198
Series CB-5175, REMIC, 2.50%, 04/25/50	968	845
Series UA-5202, REMIC, 3.00%, 04/25/50	229	208
Series BE-5058, REMIC, 3.00%, 11/25/50	340	300
Series PK-5220, REMIC, 3.50%, 01/25/51	292	276
Series CG-5214, REMIC, 3.50%, 04/25/52	201	190
Federal National Mortgage Association, Inc.
Series 2013-DJ-44, REMIC, 1.85%, 05/25/33	533	484
Series 2020-MG-39, REMIC, 1.50%, 06/25/40	841	698
Series 2020-JC-45, REMIC, 1.50%, 07/25/40	860	713
Series 2020-MC-59, REMIC, 1.50%, 08/25/40	941	780
Series 2022-AB-69, REMIC, 4.50%, 01/25/44	494	482
Series 2022-MA-13, REMIC, 3.00%, 05/25/44	2,964	2,792
Series 2020-JA-49, REMIC, 2.00%, 08/25/44	151	136
Series 2020-MA-43, REMIC, 2.00%, 01/25/45	412	369
Series 2020-BA-80, REMIC, 1.50%, 03/25/45	410	354

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Series 2020-BA-101, REMIC, 1.50%, 09/25/45	276	237
Series 2022-HA-13, REMIC, 3.00%, 08/25/46	154	143
Series 2022-GC-15, REMIC, 3.00%, 01/25/47	352	326
Series 2022-CK-35, REMIC, 4.00%, 03/25/47	2,183	2,088
Series 2022-BH-17, REMIC, 3.00%, 05/25/47	390	361
Series 2022-AB-25, REMIC, 4.00%, 09/25/47	306	296
Series 2022-N-3, REMIC, 2.00%, 10/25/47	1,790	1,534
Series 2022-DA-5, REMIC, 2.25%, 11/25/47	612	538
Series 2022-E-7, REMIC, 2.50%, 11/25/47	761	682
Series 2021-DA-66, REMIC, 2.00%, 01/25/48	187	154
Series 2021-DM-66, REMIC, 2.00%, 01/25/48	199	164
Series 2022-D-3, REMIC, 2.00%, 02/25/48	767	674
Series 2022-A-7, REMIC, 3.00%, 05/25/48	466	424
Series 2022-BA-9, REMIC, 3.00%, 05/25/48	236	216
Series 2022-JA-13, REMIC, 3.00%, 05/25/48	298	273
Series 2022-KA-1, REMIC, 3.00%, 05/25/48	327	298
Series 2021-H-59, REMIC, 2.00%, 06/25/48	174	143
Series 2022-NA-5, REMIC, 2.50%, 06/25/48	199	176
Series 2022-E-30, REMIC, 4.50%, 07/25/48	370	366
Series 2021-L-85, REMIC, 2.50%, 08/25/48	168	149
Series 2021-NA-95, REMIC, 2.50%, 09/25/48	509	449
Series 2022-TC-49, REMIC, 4.00%, 12/25/48	120	115
Series 2022-B-4, REMIC, 2.50%, 05/25/49	199	176
Series 2021-BA-95, REMIC, 2.50%, 06/25/49	774	681
Series 2022-B-11, REMIC, 3.00%, 06/25/49	235	217
Series 2021-A-68, REMIC, 2.00%, 07/25/49	308	247
Series 2021-HA-96, REMIC, 2.50%, 02/25/50	271	236
Series 2022-A-28, REMIC, 2.50%, 02/25/52	678	625
Series 2022-TH-2, REMIC, 2.50%, 02/25/52	83	75
Government National Mortgage Association
Series 2017-BA-139, REMIC, 3.00%, 09/20/47	248	225
Series 2019-F-11, REMIC, 5.87%, (1 Month Term SOFR + 0.51%), 01/20/49 (d)	169	167
Series 2019-NF-23, REMIC, 5.92%, (1 Month Term SOFR + 0.56%), 02/20/49 (d)	92	90
Series 2019-FB-153, REMIC, 5.92%, (1 Month Term SOFR + 0.56%), 12/20/49 (d)	426	416
		33,114
Sovereign 1.7%
Abu Dhabi, Government of
3.13%, 09/30/49 (e)	480	352
3.88%, 04/16/50 (e)	710	594
3.00%, 09/15/51 (e)	105	75
Angola, Government of
9.50%, 11/12/25 (e)	190	186
8.25%, 05/09/28 (e)	125	115
8.75%, 04/14/32 (e)	100	88
9.38%, 05/08/48 (e)	20	17
Bank Gospodarstwa Krajowego
6.25%, 10/31/28 (e)	200	211
5.38%, 05/22/33 (e)	200	202
Bermuda, Government of
3.72%, 01/25/27 (e)	215	209
3.38%, 08/20/50 (e)	60	42
Cabinet of Ministers of Ukraine
0.00%, 09/01/24 - 09/25/34 (e) (f) (g)	620	175
0.00%, 09/01/25 - 03/15/35 (e) (f) (g)	550	147
0.00%, 08/01/41 (d) (e) (f) (g)	75	34
Cenub Qaz Dehlizi, Qsc
6.88%, 03/24/26 (e)	405	411
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
2.78%, 01/23/31	135	118
3.00%, 01/15/34	90	76
3.30%, 03/11/41	85	66
Costa Rica Reps
7.00%, 04/04/44 (e)	15	16
Departamento Administrativo De La Presidencia De La Republica
3.00%, 01/30/30	350	296
3.13%, 04/15/31	115	94
8.00%, 04/20/33	80	88
7.50%, 02/02/34	50	53
7.38%, 09/18/37	30	31
6.13%, 01/18/41	10	9
5.00%, 06/15/45	225	174
5.20%, 05/15/49	150	117
4.13%, 05/15/51	50	33
8.75%, 11/14/53	200	230
Dubai, Government of
5.25%, 01/30/43 (h)	200	189
Gabon, Government of
7.00%, 11/24/31 (e)	80	66
Ghana, Government of
0.00%, 04/07/29 - 06/16/49 (e) (f) (g)	170	74
10.75%, 10/14/30 (e)	80	50
Gobierno de la Provincia de Buenos Aires
6.38%, 09/01/37 (e) (i)	100	38
Gobierno de la Republica de Costa Rica
6.13%, 02/19/31 (e)	50	51
6.55%, 04/03/34 (e)	70	73
5.63%, 04/30/43 (e)	85	77
7.30%, 11/13/54 (e)	200	217
Gobierno de la Republica de Guatemala
4.90%, 06/01/30 (e)	10	10
5.38%, 04/24/32 (e)	125	121
6.13%, 06/01/50 (e)	45	43
Gobierno De La Republica De Honduras
6.25%, 01/19/27 (e)	25	24
Gobierno de la Republica del Ecuador
6.00%, 07/31/30 (e) (i)	260	120
3.50%, 07/31/35 (e) (i)	150	54
Gobierno de La Republica del Paraguay
4.95%, 04/28/31 (e)	200	195
2.74%, 01/29/33 (e)	200	164
5.40%, 03/30/50 (e)	30	27
Gobierno De La Republica Oriental Del Uruguay
5.75%, 10/28/34	70	76
5.10%, 06/18/50	150	151
Gobierno Federal de los Estados Unidos Mexicanos
4.50%, 04/22/29	70	69
3.25%, 04/16/30	135	122
2.66%, 05/24/31	100	84
3.50%, 02/12/34	125	106
6.35%, 02/09/35	200	209
6.05%, 01/11/40	145	147
3.77%, 05/24/61	180	122
5.75%, 10/12/10	210	188
Government of Commonwealth of the Bahamas
6.00%, 11/21/28 (e)	70	62
Government of Saudi Arabia
3.63%, 03/04/28 (e)	65	63
3.25%, 10/22/30 (e)	385	357
2.25%, 02/02/33 (e)	200	165
4.50%, 10/26/46 (e)	125	110
4.63%, 10/04/47 (e)	110	98
3.75%, 01/21/55 (e)	100	76
4.50%, 04/22/60 (e)	300	259
3.45%, 02/02/61 (e)	250	176
Government of the Republic of Panama
2.25%, 09/29/32	220	161
6.40%, 02/14/35	100	98
4.50%, 05/15/47	100	71
6.85%, 03/28/54	50	47
3.87%, 07/23/60	225	135
Government of the Republic of Serbia
2.13%, 12/01/30 (e)	220	176
Government of the Republic of Zambia
0.00%, 07/30/27 (e) (f) (g)	80	49
Government of the Sultanate of Oman
5.63%, 01/17/28 (e)	370	376
6.00%, 08/01/29 (e)	50	52
6.25%, 01/25/31 (e)	200	210
6.50%, 03/08/47 (e)	25	25
6.75%, 01/17/48 (e)	240	250
7.00%, 01/25/51 (e)	25	27
Jamaica, The Government of
7.88%, 07/28/45	35	43

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Kenya, Government of
6.88%, 06/24/24 (e)	45	44
7.00%, 05/22/27 (e)	60	56
7.25%, 02/28/28 (e)	25	23
8.00%, 05/22/32 (e)	30	27
6.30%, 01/23/34 (e)	45	36
Kingdom of Bahrain
5.63%, 05/18/34 (e)	45	41
Magyar Export-Import Bank Zartkoruen Mukodo Reszvenytarsasag
6.13%, 12/04/27 (e)	200	203
Ministerio De Gobierno
6.88%, 12/10/25 (e) (i)	71	64
6.99%, 06/01/27 (e) (i)	102	84
Ministerul Finantelor Publice
3.00%, 02/14/31 (e)	215	182
3.63%, 03/27/32 (e)	98	84
7.13%, 01/17/33 (e)	80	86
4.00%, 02/14/51 (e)	85	61
Ministry of Defence State of Israel
3.38%, 01/15/50	135	95
Ministry of Diwan Amiri Affairs
3.75%, 04/16/30 (e)	275	268
4.63%, 06/02/46 (e)	220	210
4.82%, 03/14/49 (e)	275	267
4.40%, 04/16/50 (e)	1,205	1,109
Minstry of Finance, Lebenon Republic of
0.00%, 03/09/20 - 04/14/20 (f) (g) (h)	315	19
Morocco, Kingdom of
6.50%, 09/08/33 (e)	200	211
Nigeria, Federal Government of
7.63%, 11/21/25 (e)	125	123
6.50%, 11/28/27 (e)	10	9
6.13%, 09/28/28 (e)	275	243
7.14%, 02/23/30 (e)	90	81
7.70%, 02/23/38 (e)	60	49
Pakistan, Government of
6.00%, 04/08/26 (e)	145	102
6.88%, 12/05/27 (e)	45	30
People's Government of Inner Mongolia Autonomous Region
7.88%, 06/05/29 (e)	200	205
Presidence de la Republique de Cote d'Ivoire
6.38%, 03/03/28 (e)	150	147
6.13%, 06/15/33 (e)	200	183
Presidencia Da Republica
3.88%, 06/12/30	170	156
8.25%, 01/20/34	225	265
7.13%, 01/20/37	115	126
Presidencia De La Nacion
1.00%, 07/09/29	153	61
0.75%, 07/09/30 (i)	1,374	551
3.63%, 07/09/35 (i)	777	264
4.25%, 01/09/38 (i)	484	191
3.50%, 07/09/41 (i)	245	84
Presidencia de la Republica de Chile
2.75%, 01/31/27	75	71
2.45%, 01/31/31	285	248
4.00%, 01/31/52	200	164
5.33%, 01/05/54	200	199
3.10%, 01/22/61	160	107
Presidencia de la Republica de El Salvador
6.38%, 01/18/27 (e)	15	13
7.65%, 06/15/35 (h)	20	16
7.63%, 02/01/41 (e)	20	15
7.12%, 01/20/50 (e)	40	28
Presidencia de la Republica Dominicana
6.88%, 01/29/26 (e)	145	148
5.95%, 01/25/27 (e)	240	241
6.00%, 07/19/28 (e)	75	75
7.05%, 02/03/31 (e)	150	158
5.30%, 01/21/41 (e)	95	82
6.85%, 01/27/45 (e)	80	80
6.40%, 06/05/49 (e)	190	178
5.88%, 01/30/60 (e)	80	69
Republica Bolivariana de Venezuela
0.00%, 09/15/27 (f) (g)	580	113
Sandor-Palota
2.13%, 09/22/31 (e)	200	161
5.50%, 06/16/34 (e)	155	157
3.13%, 09/21/51 (e)	75	51
6.75%, 09/25/52 (e)	35	39
Senegal, Government of
6.25%, 05/23/33 (e)	75	67
South Africa, Parliament of
4.85%, 09/27/27 - 09/30/29	110	106
5.88%, 04/20/32	60	57
5.00%, 10/12/46	85	63
5.65%, 09/27/47	75	60
5.75%, 09/30/49	140	112
Tajikistan, Government of
7.13%, 09/14/27 (e)	140	119
The Arab Republic of Egypt
7.50%, 01/31/27 (e)	235	197
7.90%, 02/21/48 (e)	15	9
8.70%, 03/01/49 (e)	310	194
7.50%, 02/16/61 (e)	185	108
The Democratic Socialist Republic of Sri Lanka
0.00%, 07/18/26 - 05/11/27 (e) (f) (g)	90	46
0.00%, 03/14/29 - 03/28/30 (e) (f) (g)	185	93
The Government of Barbados
6.50%, 10/01/29 (e)	125	120
The Government of the Republic of Armenia
3.60%, 02/02/31 (e)	65	53
The Hashemite Kingdom of Jordan, The Government of
4.95%, 07/07/25 (e)	200	195
7.38%, 10/10/47 (e)	30	27
The Ministry of Finance of Georgia
2.75%, 04/22/26 (e)	200	187
The Philippines, Government of
3.56%, 09/29/32	200	184
2.95%, 05/05/45	35	26
2.65%, 12/10/45	70	49
5.95%, 10/13/47	200	222
5.50%, 01/17/48 (j)	200	210
The Republic of Indonesia, The Government of
4.10%, 04/24/28	105	103
8.50%, 10/12/35 (e)	165	219
6.63%, 02/17/37 (e)	30	35
7.75%, 01/17/38 (e)	160	205
5.25%, 01/17/42 (e)	45	47
6.75%, 01/15/44 (e)	70	86
5.13%, 01/15/45 (e)	85	88
5.95%, 01/08/46 (e)	220	247
4.35%, 01/11/48	90	83
3.50%, 02/14/50 (j)	60	48
4.20%, 10/15/50 (j)	1,515	1,360
The Republic of Rwanda, Government of
5.50%, 08/09/31 (e)	120	96
The Republic of Uzbekistan
3.70%, 11/25/30 (e)	200	168
Turkiye Cumhuriyeti Basbakanlik
4.75%, 01/26/26	135	131
4.25%, 04/14/26	225	215
4.88%, 10/09/26 - 04/16/43	380	326
6.00%, 03/25/27 - 01/14/41	120	107
9.88%, 01/15/28	145	161
5.13%, 02/17/28	110	105
6.13%, 10/24/28	75	74
9.38%, 03/14/29 - 01/19/33	545	610
9.13%, 07/13/30	90	99
6.63%, 02/17/45	30	26
5.75%, 05/11/47	75	59
Urzad Rady Ministrow
5.75%, 11/16/32	90	97
5.50%, 04/04/53	45	47
		26,011

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Commercial Mortgage-Backed Securities 0.9%
Federal Home Loan Mortgage Corporation
Series K-A1-160, 4.68%, 10/25/32 (d)	400	398
Series A2-K727, REMIC, 2.95%, 07/25/24	772	762
Series A2-K043, REMIC, 3.06%, 12/25/24	2,430	2,381
Series A2-K045, REMIC, 3.02%, 01/25/25	525	514
Series A2-K049, REMIC, 3.01%, 07/25/25	101	98
Series A2-K736, REMIC, 2.28%, 07/25/26	800	760
Series A2-K058, REMIC, 2.65%, 08/25/26	836	798
Series A2-K068, REMIC, 3.24%, 08/25/27	895	861
Series A2-K748, REMIC, 2.26%, 01/25/29 (d)	2,676	2,420
Series A2-K750, REMIC, 3.00%, 09/25/29	500	466
Series A2-K751, REMIC, 4.41%, 03/25/30	367	366
Series A2-K117, REMIC, 1.41%, 08/25/30	600	497
Series A2-K754, REMIC, 4.94%, 11/25/30 (d)	600	616
Series A2-K126, REMIC, 2.07%, 01/25/31	1,200	1,030
Series A2-K136, REMIC, 2.13%, 11/25/31	500	423
Series A2-K143, REMIC, 2.35%, 03/25/32	500	428
Series K-A2-150, REMIC, 3.71%, 09/25/32 (d)	200	189
Series K-A2-153, REMIC, 3.82%, 12/25/32 (d)	620	590
Series K-A2-157, REMIC, 4.20%, 05/25/33	430	420
		14,017
Total Government And Agency Obligations (cost $965,698)		912,946
CORPORATE BONDS AND NOTES 29.7%
Financials 11.3%
Access Bank PLC
6.13%, 09/21/26 (e)	190	171
Acrisure, LLC
4.25%, 02/15/29 (e)	290	264
6.00%, 08/01/29 (e)	140	127
AerCap Ireland Capital Designated Activity Company
6.50%, 07/15/25	540	547
2.45%, 10/29/26	561	519
6.45%, 04/15/27 (e)	867	898
3.00%, 10/29/28	588	537
3.30%, 01/30/32	629	547
AIA Group Limited
3.20%, 09/16/40 (e)	538	409
Alliant Holdings Intermediate, LLC
6.75%, 10/15/27 (e)	680	678
6.75%, 04/15/28 (e)	109	112
5.88%, 11/01/29 (e)	115	109
7.00%, 01/15/31 (e)	10	11
Ally Financial Inc.
4.70%, (100, 05/15/28) (k)	472	355
5.13%, 09/30/24	304	303
5.75%, 11/20/25	765	757
7.10%, 11/15/27 (j)	1,430	1,489
8.00%, 11/01/31	1,114	1,222
AmWINS Group, Inc.
4.88%, 06/30/29 (e)	55	51
Ares Capital Corporation
3.88%, 01/15/26	1,926	1,854
AssuredPartners, Inc.
5.63%, 01/15/29 (e)	75	70
Avolon Holdings Funding Limited
3.95%, 07/01/24 (e)	850	839
4.38%, 05/01/26 (e)	2,900	2,808
Azul Secured Finance LLP
11.50%, 05/28/29 (e)	139	116
Banco Do Brasil SA
6.25%, (100, 04/15/24) (e) (k)	120	118
Banco Mercantil Del Norte, S.A. Institucion De Banca Multiple, Grupo Financiero Banorte
6.75%, (100, 09/27/24) (e) (k)	70	69
7.63%, (100, 01/10/28) (e) (k)	200	193
Bank of America Corporation
5.88%, (100, 03/15/28) (k)	180	172
6.25%, (100, 09/05/24) (k)	109	108
4.20%, 08/26/24	100	99
4.18%, 11/25/27	3,725	3,615
4.38%, 04/27/28	3,800	3,715
2.30%, 07/21/32	1,360	1,108
2.97%, 02/04/33	3,100	2,634
5.02%, 07/22/33	5,250	5,188
Barclays PLC
5.83%, 05/09/27	1,980	1,998
6.49%, 09/13/29	1,408	1,467
5.09%, 06/20/30 (l)	2,500	2,415
6.22%, 05/09/34	1,083	1,122
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
5.35%, 11/12/29 (e)	40	40
5.13%, 01/18/33 (e)	50	45
Blackstone Private Credit Fund
4.70%, 03/24/25	4,923	4,831
7.05%, 09/29/25	1,229	1,251
Block, Inc.
3.50%, 06/01/31	355	315
BNP Paribas
2.22%, 06/09/26 (e) (l)	1,123	1,074
BroadStreet Partners, Inc.
5.88%, 04/15/29 (e)	50	47
Capital One Financial Corporation
2.64%, 03/03/26	644	618
4.99%, 07/24/26	1,017	1,007
4.93%, 05/10/28	2,117	2,080
3.27%, 03/01/30	2,123	1,894
5.25%, 07/26/30	1,600	1,574
7.62%, 10/30/31	1,228	1,368
Citigroup Inc.
4.60%, 03/09/26	309	305
4.30%, 11/20/26	200	196
3.07%, 02/24/28	4,000	3,769
2.67%, 01/29/31	2,300	1,996
4.41%, 03/31/31	1,522	1,456
4.91%, 05/24/33	491	480
Cobra AcquisitionCo LLC
6.38%, 11/01/29 (e)	85	65
Coinbase Global, Inc.
3.63%, 10/01/31 (e)	285	218
Commonwealth Bank of Australia
3.61%, 09/12/34 (e) (l)	384	340
Corebridge Financial, Inc.
3.50%, 04/04/25	294	287
3.65%, 04/05/27	420	405
3.85%, 04/05/29	412	389
3.90%, 04/05/32	4,490	4,061
4.35%, 04/05/42	111	94
4.40%, 04/05/52	330	277
Deutsche Bank Aktiengesellschaft
4.50%, 04/01/25	4,957	4,867
3.73%, 01/14/32 (l)	2,500	2,090
Discover Bank
5.97%, 08/09/28	2,000	1,937
Discover Financial Services
6.70%, 11/29/32	257	268
Five Corners Funding Trust II
2.85%, 05/15/30 (e)	1,710	1,520
Ford Motor Credit Company LLC
4.06%, 11/01/24	2,990	2,950
4.69%, 06/09/25	160	157
5.13%, 06/16/25	120	119
2.70%, 08/10/26	200	185
4.27%, 01/09/27	80	77
4.95%, 05/28/27	1,700	1,656
4.13%, 08/17/27	165	156
7.35%, 11/04/27	280	296
5.11%, 05/03/29	355	345
General Motors Financial Company, Inc.
4.30%, 04/06/29	1,000	961
GGAM Finance Ltd.
7.75%, 05/15/26 (e)	240	244
8.00%, 02/15/27 - 06/15/28 (e)	322	332
GTCR W-2 Merger Sub LLC
7.50%, 01/15/31 (e)	235	249
Hightower Holdings LLC
6.75%, 04/15/29 (e)	290	263
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
HSBC Holdings PLC
4.95%, 03/31/30 (l)	205	203
HUB International Limited
7.00%, 05/01/26 (e)	85	85
5.63%, 12/01/29 (e)	80	77
7.25%, 06/15/30 (e)	115	121
Icahn Enterprises L.P.
4.75%, 09/15/24	185	184
6.25%, 05/15/26	660	630
5.25%, 05/15/27	390	353
9.75%, 01/15/29 (e)	100	102
Intesa Sanpaolo SPA
5.71%, 01/15/26 (e)	3,028	3,018
4.20%, 06/01/32 (e)	200	165
J.P. Morgan Chase & Co.
4.60%, (100, 02/01/25) (k)	130	124
3.96%, 01/29/27	2,050	2,004
4.32%, 04/26/28	3,800	3,744
3.51%, 01/23/29	1,850	1,754
5.30%, 07/24/29	1,500	1,522
4.49%, 03/24/31	4,900	4,778
2.96%, 05/13/31	677	595
4.59%, 04/26/33	3,532	3,413
4.91%, 07/25/33	1,287	1,271
5.72%, 09/14/33	1,700	1,756
Jane Street Group, LLC
4.50%, 11/15/29 (e)	50	47
Liberty Costa Rica Senior Secured Finance
10.88%, 01/15/31 (e)	200	205
Macquarie Airfinance Holdings Limited
8.13%, 03/30/29 (e)	150	157
MDGH - GMTN B.V.
2.88%, 11/07/29 (e)	200	182
MDGH GMTN (RSC) Ltd.
4.38%, 11/22/33 (e)	200	195
5.08%, 05/22/53 (e)	200	197
Morgan Stanley
4.00%, 07/23/25	150	148
4.21%, 04/20/28	5,800	5,669
5.45%, 07/20/29	788	803
4.43%, 01/23/30	1,000	974
3.62%, 04/01/31	4,344	4,003
4.89%, 07/20/33	1,207	1,176
NatWest Group PLC
3.07%, 05/22/28 (l)	712	661
NBK Tier 1 Financing Limited
3.63%, (100, 08/24/26) (e) (k)	200	180
4.50%, (100, 08/27/25) (e) (k)	100	96
NFP Corp.
8.50%, 10/01/31 (e)	60	65
OneMain Finance Corporation
6.88%, 03/15/25	305	308
7.13%, 03/15/26	300	306
3.50%, 01/15/27	180	167
9.00%, 01/15/29	10	11
Pine Street Trust I
4.57%, 02/15/29 (e)	1,000	950
Pine Street Trust II
5.57%, 02/15/49 (e)	1,000	903
PTT Treasury Center Company Limited
3.70%, 07/16/70 (e)	50	36
Regions Bank
6.45%, 06/26/37	500	509
Ryan Specialty, LLC
4.38%, 02/01/30 (e)	135	126
Shriram Finance Limited
4.15%, 07/18/25 (e)	200	192
SLM Corporation
4.20%, 10/29/25	45	44
Societe Generale
1.49%, 12/14/26 (e)	1,483	1,366
Starwood Property Trust, Inc.
3.75%, 12/31/24 (e)	75	74
4.75%, 03/15/25	200	197
Synchrony Financial
5.15%, 03/19/29	2,759	2,683
TCS Finance Designated Activity Company
0.00%, (100, 12/20/26) (e) (f) (g) (h) (k) (m)	200	—
Teachers Insurance & Annuity Association of America
4.90%, 09/15/44 (e)	640	606
The Charles Schwab Corporation
4.00%, (100, 12/01/30) (k)	200	157
5.38%, (100, 06/01/25) (k)	95	94
The Goldman Sachs Group, Inc.
3.62%, 03/15/28	3,900	3,740
4.22%, 05/01/29	5,000	4,836
3.80%, 03/15/30	2,570	2,417
2.38%, 07/21/32	1,355	1,112
3.10%, 02/24/33	2,900	2,492
Tiaa Asset Management, LLC
4.00%, 11/01/28 (e)	425	415
Transocean Poseidon Limited
6.88%, 02/01/27 (e)	296	296
U S I, Inc.
7.50%, 01/15/32 (e)	60	61
UBS Group AG
2.59%, 09/11/25 (e) (l)	1,546	1,512
4.55%, 04/17/26 (l)	699	689
1.49%, 08/10/27 (e) (l)	836	752
4.28%, 01/09/28 (e) (l)	2,059	1,985
3.87%, 01/12/29 (e) (l)	303	284
4.19%, 04/01/31 (e) (l)	1,376	1,283
UniCredit S.p.A.
5.86%, 06/19/32	55	54
5.46%, 06/30/35 (e) (l)	157	148
Unum Group
4.00%, 06/15/29	1,500	1,422
5.75%, 08/15/42	1,500	1,457
VistaJet Group Holding SA
9.50%, 06/01/28 (e) (j)	25	21
VistaJet Malta Finance P.L.C.
6.38%, 02/01/30 (e) (j)	330	231
Wells Fargo & Company
5.90%, (100, 06/15/24) (i) (k)	96	96
3.53%, 03/24/28	5,123	4,887
5.57%, 07/25/29	1,500	1,532
4.48%, 04/04/31	4,110	3,966
5.01%, 04/04/51	3,036	2,892
Western Alliance Bancorporation
3.00%, 06/15/31	170	149
Westpac Banking Corporation
4.11%, 07/24/34 (l)	558	506
		176,589
Energy 4.4%
Aydem Yenilenebilir Enerji Anonim Sirketi
7.75%, 02/02/27 (e)	200	182
Buckeye Partners, L.P.
4.13%, 12/01/27	165	157
California Resources Corporation
7.13%, 02/01/26 (e)	70	71
Calumet Specialty Products Partners, L.P.
9.75%, 07/15/28 (e)	70	69
Canacol Energy Ltd.
5.75%, 11/24/28 (e)	65	48
Cenovus Energy Inc.
2.65%, 01/15/32	1,400	1,161
6.75%, 11/15/39	36	39
5.40%, 06/15/47	89	84
3.75%, 02/15/52	140	103
CGG
8.75%, 04/01/27 (e)	205	187
Citgo Petroleum Corporation
7.00%, 06/15/25 (e)	27	27
6.38%, 06/15/26 (e)	295	294
8.38%, 01/15/29 (e)	181	186
CNX Midstream Partners LP
4.75%, 04/15/30 (e)	40	35

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
CNX Resources Corporation
6.00%, 01/15/29 (e)	45	43
Colgate Energy Partners III, LLC
5.88%, 07/01/29 (e)	230	224
Columbia Pipelines Operating Company LLC
5.93%, 08/15/30 (e)	182	188
6.04%, 11/15/33 (e)	492	515
6.50%, 08/15/43 (e)	147	158
6.54%, 11/15/53 (e)	265	291
6.71%, 08/15/63 (e)	158	175
Comstock Resources, Inc.
6.75%, 03/01/29 (e)	115	106
5.88%, 01/15/30 (e)	60	52
Continental Resources, Inc.
5.75%, 01/15/31 (e)	280	278
CQP Holdco LP
7.50%, 12/15/33 (h)	250	259
Crestwood Midstream Partners LP
5.63%, 05/01/27 (e)	538	537
6.00%, 02/01/29 (e)	100	101
7.38%, 02/01/31 (e)	105	110
CrownRock, L.P.
5.00%, 05/01/29 (e)	35	34
CVR Energy, Inc.
5.25%, 02/15/25 (e)	260	260
5.75%, 02/15/28 (e)	285	265
8.50%, 01/15/29 (e)	200	199
Delek Logistics Partners, LP
7.13%, 06/01/28 (e)	285	270
DT Midstream, Inc.
4.13%, 06/15/29 (e)	100	92
Ecopetrol S.A.
4.63%, 11/02/31	75	64
8.88%, 01/13/33	230	250
EIG Pearl Holdings S.a r.l.
3.55%, 08/31/36 (e)	275	240
Endeavor Energy Resources, L.P.
5.75%, 01/30/28 (e)	160	160
Energean Israel Finance Ltd
4.88%, 03/30/26 (h)	130	120
Energean PLC
6.50%, 04/30/27 (e)	260	236
Energy Transfer LP
9.67%, (3 Month Term SOFR + 4.29%), (100, 1/24/2024) (d) (k)	816	784
5.50%, 06/01/27	1,400	1,417
5.25%, 04/15/29	3,925	3,955
3.75%, 05/15/30	327	304
5.30%, 04/15/47	700	646
6.00%, 06/15/48	490	494
5.00%, 05/15/50	930	829
Enfragen Energia Sur SA.
5.38%, 12/30/30 (e)	250	194
EnLink Midstream Partners, LP
9.75%, (3 Month Term SOFR + 4.37%), (100, 02/08/24) (d) (k)	135	124
Enlink Midstream, LLC
5.63%, 01/15/28 (e)	195	192
6.50%, 09/01/30 (e)	200	204
ENN Clean Energy International Investment Limited
3.38%, 05/12/26 (e)	200	187
EQM Midstream Partners, LP
7.50%, 06/01/27 (e)	195	201
6.50%, 07/01/27 (e)	115	117
Galaxy Pipeline Assets Bidco Limited
2.16%, 03/31/34 (e)	68	59
2.63%, 03/31/36 (e)	300	249
Genesis Energy, L.P.
8.00%, 01/15/27	145	148
Geopark Limited
5.50%, 01/17/27 (e)	110	97
Global Partners LP
6.88%, 01/15/29	425	412
Golar LNG Limited
7.00%, 10/20/25	215	213
GreenSaif Pipelines Bidco S.a r.l.
6.13%, 02/23/38 (e)	200	210
6.51%, 02/23/42 (e)	200	212
Guara Norte S.a r.l.
5.20%, 06/15/34 (e)	171	156
Halliburton Company
3.80%, 11/15/25	5	5
Harbour Energy PLC
5.50%, 10/15/26 (e)	10	10
Harvest Midstream I, L.P.
7.50%, 09/01/28 (e)	195	195
Hess Corporation
7.13%, 03/15/33	2,751	3,198
5.60%, 02/15/41	1,013	1,065
5.80%, 04/01/47 (j)	601	651
Hess Infrastructure Partners LP
5.63%, 02/15/26 (e)	345	343
4.25%, 02/15/30 (e)	60	55
5.50%, 10/15/30 (e)	45	44
HF Sinclair Corporation
5.00%, 02/01/28 (e)	230	221
Hilcorp Energy I, L.P.
6.00%, 04/15/30 (e)	200	194
Howard Midstream Energy Partners, LLC
8.88%, 07/15/28 (e)	190	200
Investment Energy Resources Limited
6.25%, 04/26/29 (e)	200	188
ITT Holdings LLC
6.50%, 08/01/29 (e)	110	97
Joint Stock Company National Company Kazmunaygas
5.38%, 04/24/30 (e)	60	59
3.50%, 04/14/33 (e)	90	75
5.75%, 04/19/47 (e)	35	31
Kinetik Holdings LP
6.63%, 12/15/28 (e)	145	148
5.88%, 06/15/30 (e)	95	93
Kosmos Energy Ltd.
7.13%, 04/04/26 (e)	345	329
Leeward Renewable Energy Operations, LLC
4.25%, 07/01/29 (e)	90	78
Leviathan Bond Ltd
6.13%, 06/30/25 (h)	120	116
6.50%, 06/30/27 (h)	25	24
MC Brazil Downstream Trading S.a r.l.
7.25%, 06/30/31 (e)	232	182
Medco Maple Tree Pte. Ltd.
8.96%, 04/27/29 (e)	250	254
Medco Oak Tree Pte. Ltd.
7.38%, 05/14/26 (e)	25	25
MEG Energy Corp.
7.13%, 02/01/27 (e)	497	506
Mesquite Energy, Inc.
0.00%, 02/15/23 (e) (f) (g)	269	21
MPLX LP
4.80%, 02/15/29	500	496
4.95%, 09/01/32	993	973
4.50%, 04/15/38	675	602
4.70%, 04/15/48	325	282
Murphy Oil Corporation
5.88%, 12/01/27	142	141
Nabors Industries, Inc.
9.13%, 01/31/30 (e)	25	25
New Fortress Energy Inc.
6.75%, 09/15/25 (e)	391	388
6.50%, 09/30/26 (e)	1,739	1,671
NextEra Energy Operating Partners, LP
4.50%, 09/15/27 (e)	55	53
NGL Energy Operating LLC
7.50%, 02/01/26 (e)	220	222
Northern Oil and Gas Incorporated
8.75%, 06/15/31 (e)	145	152
Nostrum Oil & Gas Finance B.V.
5.00%, 06/30/26 (e)	127	88
14.00%, 06/30/26 (e) (n)	41	10

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Occidental Petroleum Corporation
5.55%, 03/15/26	245	247
3.50%, 08/15/29	175	156
7.50%, 05/01/31	3,400	3,817
7.88%, 09/15/31	35	40
6.45%, 09/15/36	1,135	1,204
4.30%, 08/15/39	60	47
6.20%, 03/15/40	60	62
6.60%, 03/15/46	1,375	1,487
4.40%, 04/15/46 - 08/15/49	305	240
4.10%, 02/15/47	240	173
4.20%, 03/15/48	115	90
Oleoducto Central S.A.
4.00%, 07/14/27 (e)	99	92
Parkland Corporation
4.50%, 10/01/29 (e)	60	55
4.63%, 05/01/30 (e)	260	241
PBF Holding Company LLC
6.00%, 02/15/28	128	125
7.88%, 09/15/30 (e)	277	282
Pemex Project Funding Master Trust
6.63%, 06/15/35	410	314
Permian Resources Operating, LLC
7.00%, 01/15/32 (e)	25	26
Petroleos de Venezuela, S.A.
0.00%, 10/28/22 - 04/12/27 (f) (g) (h)	10,380	809
0.00%, 05/17/35 (e) (f) (g)	330	41
Petroleos Mexicanos
6.88%, 10/16/25 - 08/04/26	135	132
6.49%, 01/23/27	395	370
6.50%, 03/13/27 - 06/02/41	260	232
6.84%, 01/23/30	435	375
5.95%, 01/28/31	2,445	1,952
6.70%, 02/16/32	130	108
6.38%, 01/23/45	60	39
6.75%, 09/21/47	8,670	5,679
6.35%, 02/12/48	4,400	2,791
7.69%, 01/23/50	741	527
6.95%, 01/28/60	115	76
PETRONAS Capital Limited
3.50%, 04/21/30 (e)	50	47
3.40%, 04/28/61 (e)	105	75
Petrorio Luxembourg Trading S.A. R.L.
6.13%, 06/09/26 (e)	75	74
Phillips 66
3.85%, 04/09/25	87	86
Plains All American Pipeline, L.P.
9.75%, (3 Month Term SOFR + 4.37%), (100, 02/08/24) (d) (k)	265	258
3.55%, 12/15/29	188	173
PT Adaro Indonesia
4.25%, 10/31/24 (e)	165	161
PT Pertamina (Persero)
4.18%, 01/21/50 (e)	50	42
Qatarenergy
1.38%, 09/12/26 (e)	325	299
2.25%, 07/12/31 (e)	270	230
3.13%, 07/12/41 (e)	110	84
3.30%, 07/12/51 (e)	350	256
Range Resources Corporation
4.88%, 05/15/25	155	153
SA Global Sukuk Limited
1.60%, 06/17/26 (e)	115	107
Sabine Pass Liquefaction, LLC
4.50%, 05/15/30	1,251	1,220
Saudi Arabian Oil Company
3.50%, 04/16/29 (e)	315	298
2.25%, 11/24/30 (e)	380	327
4.25%, 04/16/39 (e)	285	257
4.38%, 04/16/49 (e)	35	30
3.25%, 11/24/50 (e)	130	92
3.50%, 11/24/70 (e)	65	45
Seadrill Finance Limited
8.38%, 08/01/30 (e)	45	47
Sinopec Group Overseas Development (2018) Limited
2.70%, 05/13/30 (e)	50	45
Sitio Royalties Operating Partnership, LP
7.88%, 11/01/28 (e)	60	62
SM Energy Company
5.63%, 06/01/25	25	25
6.75%, 09/15/26	110	110
Southwestern Energy Company
4.75%, 02/01/32	95	88
Sunnova Energy Corporation
5.88%, 09/01/26 (e)	195	165
Sunoco Logistics Partners Operations L.P.
5.40%, 10/01/47	200	187
Sunoco LP
6.00%, 04/15/27	5	5
5.88%, 03/15/28	95	95
4.50%, 05/15/29	235	219
Tallgrass Energy Partners, LP
7.50%, 10/01/25 (e)	500	506
6.00%, 09/01/31 (e)	435	403
Teine Energy Ltd.
6.88%, 04/15/29 (e)	20	19
Tengizchevroil Finance Company S.A R.L.
3.25%, 08/15/30 (e)	140	116
The Oil And Gas Holding Company B.S.C.
7.50%, 10/25/27 (e)	110	116
8.38%, 11/07/28 (e)	40	44
The Williams Companies, Inc.
3.50%, 11/15/30	1,306	1,194
4.65%, 08/15/32	1,037	1,010
TMS ISSUER S.a r.l.
5.78%, 08/23/32 (e)	110	115
Topaz Solar Farms LLC
5.75%, 09/30/39 (e)	47	47
Transcontinental Gas Pipe Line Company, LLC
3.25%, 05/15/30	158	143
3.95%, 05/15/50	509	412
Transocean Inc
7.25%, 11/01/25 (e)	25	25
11.50%, 01/30/27 (e)	185	193
8.00%, 02/01/27 (e)	30	30
8.75%, 02/15/30 (e)	123	129
Tullow Oil PLC
7.00%, 03/01/25 (e)	40	37
10.25%, 05/15/26 (e)	213	190
Valaris Limited
8.38%, 04/30/30 (e)	165	169
Venture Global Calcasieu Pass, LLC
3.88%, 08/15/29 - 11/01/33 (e)	210	185
Viper Energy, Inc.
7.38%, 11/01/31 (e)	35	36
Western Midstream Operating, LP
4.05%, 02/01/30 (i) (o)	4,300	4,027
		69,121
Real Estate 2.6%
American Homes 4 Rent, L.P.
3.63%, 04/15/32	451	404
Anywhere Real Estate Group LLC
5.25%, 04/15/30 (e) (j)	9	7
7.00%, 04/15/30 (e)	141	130
Boston Properties Limited Partnership
6.75%, 12/01/27	740	776
Brandywine Operating Partnership, L.P.
4.10%, 10/01/24	1,233	1,205
7.80%, 03/15/28 (i) (o)	1,062	1,072
4.55%, 10/01/29	189	166
Brixmor Operating Partnership LP
3.85%, 02/01/25	3,000	2,941
CBRE Services, Inc.
2.50%, 04/01/31	819	690
COPT Defense Properties
2.25%, 03/15/26	257	240
2.75%, 04/15/31	187	151

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
CTR Partnership, L.P.
3.88%, 06/30/28 (e)	110	101
Global Net Lease Operating Partnership, L.P.
3.75%, 12/15/27 (e)	245	204
GLP Financing, LLC
5.25%, 06/01/25	50	50
Greystar Real Estate Partners, LLC
7.75%, 09/01/30 (e)	45	47
HAT Holdings I LLC
6.00%, 04/15/25 (e)	40	40
3.38%, 06/15/26 (e)	153	144
8.00%, 06/15/27 (e)	45	47
Healthcare Realty Holdings, L.P.
3.50%, 08/01/26	201	192
3.10%, 02/15/30	193	169
Hudson Pacific Properties, L.P.
4.65%, 04/01/29	2,500	2,027
Invitation Homes Operating Partnership LP
4.15%, 04/15/32	2,513	2,314
Iron Mountain Incorporated
4.88%, 09/15/27 (e)	155	151
Kennedy-Wilson, Inc.
4.75%, 02/01/30	140	113
Kilroy Realty, L.P.
4.75%, 12/15/28	925	880
Ladder Capital Finance Holdings LLLP
4.75%, 06/15/29 (e)	90	81
MPT Operating Partnership, L.P.
5.25%, 08/01/26	79	71
5.00%, 10/15/27	845	693
3.50%, 03/15/31	935	586
Omega Healthcare Investors, Inc.
4.95%, 04/01/24	900	897
4.50%, 04/01/27	5,000	4,804
3.63%, 10/01/29	852	756
3.38%, 02/01/31	3,626	3,074
3.25%, 04/15/33	1,250	1,009
Piedmont Operating Partnership, LP
2.75%, 04/01/32	207	142
Realty Income Corporation
3.40%, 01/15/28	238	227
2.20%, 06/15/28	133	119
3.25%, 01/15/31	156	142
2.85%, 12/15/32	164	139
Redfin Corporation
0.50%, 04/01/27 (l)	288	187
Retail Properties of America, Inc.
4.75%, 09/15/30	58	55
Sabra Health Care Limited Partnership
3.20%, 12/01/31	1,350	1,108
Safehold Operating Partnership LP
2.80%, 06/15/31	130	107
Service Properties Trust
4.95%, 02/15/27 - 10/01/29	180	156
5.50%, 12/15/27	80	73
4.38%, 02/15/30	170	132
Store Capital LLC
2.75%, 11/18/30	329	257
Sun Communities Operating Limited Partnership
2.30%, 11/01/28	233	204
2.70%, 07/15/31	617	514
Tanger Properties Limited Partnership
3.13%, 09/01/26 (j)	3,000	2,806
2.75%, 09/01/31	1,630	1,309
The Howard Hughes Corporation
4.13%, 02/01/29 (e)	195	176
Uniti Group Inc.
10.50%, 02/15/28 (e)	272	276
4.75%, 04/15/28 (e)	85	73
6.50%, 02/15/29 (e)	750	542
6.00%, 01/15/30 (e)	260	182
Ventas Realty, Limited Partnership
3.00%, 01/15/30	1,104	975
4.75%, 11/15/30	1,439	1,399
VICI Properties Inc.
5.63%, 05/01/24 (e)	200	200
3.50%, 02/15/25 (e)	4	4
4.63%, 06/15/25 (e)	55	54
4.50%, 09/01/26 (e)	365	354
4.25%, 12/01/26 (e)	118	114
4.63%, 12/01/29 (e)	150	142
VICI Properties L.P.
4.38%, 05/15/25	112	110
4.75%, 02/15/28	969	949
4.95%, 02/15/30	1,407	1,363
5.13%, 05/15/32	345	335
Vornado Realty L.P.
2.15%, 06/01/26	271	244
		41,401
Consumer Discretionary 2.2%
Affinity Gaming
6.88%, 12/15/27 (e)	78	70
Alibaba Group Holding Limited
2.13%, 02/09/31	65	54
Aramark Services, Inc.
5.00%, 02/01/28 (e)	115	111
Asbury Automotive Group, Inc.
4.63%, 11/15/29 (e)	60	56
5.00%, 02/15/32 (e)	65	59
Ashton Woods USA L.L.C.
4.63%, 04/01/30 (e)	55	50
At Home Group, Inc.
4.88%, 07/15/28 (e)	50	19
AutoNation, Inc.
4.75%, 06/01/30 (o)	117	113
AutoZone, Inc.
4.00%, 04/15/30	762	730
Bath & Body Works, Inc.
7.50%, 06/15/29 (j)	115	120
6.63%, 10/01/30 (e)	320	327
Boyd Gaming Corporation
4.75%, 12/01/27	360	347
Caesars Entertainment, Inc.
4.63%, 10/15/29 (e)	110	99
7.00%, 02/15/30 (e)	51	52
Carnival Corporation
7.63%, 03/01/26 (e)	125	127
4.00%, 08/01/28 (e)	135	125
7.00%, 08/15/29 (e)	50	52
10.50%, 06/01/30 (e)	855	935
Carrols Holdco Inc.
5.88%, 07/01/29 (e)	90	79
Carvana Co.
5.88%, 10/01/28 (e)	110	68
12.00%, 12/01/28 (e) (n)	60	51
4.88%, 09/01/29 (e)	275	159
10.25%, 05/01/30 (e)	145	112
14.00%, 06/01/31 (e) (n)	70	60
Century Communities, Inc.
3.88%, 08/15/29 (e) (o)	110	100
Clarios Global LP
6.75%, 05/15/28 (e)	100	103
Constellation Merger Sub Inc.
8.50%, 09/15/25 (e)	25	23
Corporacion GEO S.A.B. de C.V.
0.00%, 11/05/14 (f) (g) (m)	99	—
Crocs, Inc.
4.13%, 08/15/31 (e)	95	81
Dana Incorporated
4.50%, 02/15/32	95	83
Discovery Communications, LLC
3.63%, 05/15/30	539	488
4.65%, 05/15/50	1,453	1,171
EG Global Finance PLC
12.00%, 11/30/28 (e)	740	788
Eldorado Resorts, Inc.
8.13%, 07/01/27 (e)	305	313

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Entertainment Studios, Inc.
10.50%, 02/15/28 (e)	140	74
Fertitta Entertainment LLC
4.63%, 01/15/29 (e)	205	186
6.75%, 01/15/30 (e)	120	105
Foot Locker, Inc.
4.00%, 10/01/29 (e) (j)	30	25
Ford Motor Company
6.10%, 08/19/32 (j)	100	101
GENM Capital Labuan Limited
3.88%, 04/19/31 (e)	200	171
Golden Entertainment, Inc.
7.63%, 04/15/26 (e)	300	302
Hilton Domestic Operating Company Inc.
3.63%, 02/15/32 (e)	242	211
Hilton Grand Vacations Borrower LLC
5.00%, 06/01/29 (e)	100	92
Jacobs Entertainment, Inc.
6.75%, 02/15/29 (e)	55	52
JD.com, Inc.
3.38%, 01/14/30	185	167
Kohl's Corporation
4.25%, 07/17/25 (j)	15	15
Kontoor Brands, Inc.
4.13%, 11/15/29 (e)	30	27
LBM Acquisition, LLC
6.25%, 01/15/29 (e)	245	218
LCM Investments Holdings II, LLC
4.88%, 05/01/29 (e)	40	37
8.25%, 08/01/31 (e)	45	47
Levi Strauss & Co.
3.50%, 03/01/31 (e) (j)	100	87
LGI Homes, Inc.
8.75%, 12/15/28 (e)	20	21
4.00%, 07/15/29 (e)	60	52
Life Time, Inc.
5.75%, 01/15/26 (e)	204	202
8.00%, 04/15/26 (e)	180	182
Light & Wonder, Inc.
6.63%, 03/01/30 (e)	113	106
Light and Wonder International, Inc.
7.50%, 09/01/31 (e)	50	52
Lindblad Expeditions, LLC
6.75%, 02/15/27 (e)	25	25
Lowe`s Companies, Inc.
3.35%, 04/01/27	89	86
3.75%, 04/01/32	3,974	3,719
4.25%, 04/01/52	1,117	946
Magic Mergeco, Inc.
5.25%, 05/01/28 (e)	100	80
7.88%, 05/01/29 (e)	180	115
Majordrive Holdings IV, LLC
6.38%, 06/01/29 (e)	180	156
Marriott Ownership Resorts, Inc.
4.50%, 06/15/29 (e)	90	80
Mattel, Inc.
5.88%, 12/15/27 (e)	50	51
6.20%, 10/01/40	160	155
5.45%, 11/01/41	15	14
MCE Finance Limited
5.75%, 07/21/28 (e)	110	101
5.38%, 12/04/29 (e)	95	84
Meituan
2.13%, 10/28/25 (e)	200	188
3.05%, 10/28/30 (e)	200	169
Metalsa, S.A.P.I. de C.V.
3.75%, 05/04/31 (e)	150	122
MGM Resorts International
4.75%, 10/15/28	310	295
NagaCorp Ltd.
7.95%, 07/06/24 (h)	200	192
NCL Corporation Ltd.
3.63%, 12/15/24 (e)	625	608
5.88%, 03/15/26 - 02/15/27 (e)	180	178
NCL Finance, Ltd.
6.13%, 03/15/28 (e)	40	38
Newell Brands Inc.
6.38%, 04/01/36 (i) (o)	195	179
Nordstrom, Inc.
5.00%, 01/15/44	100	72
Ontario Gaming GTA Limited Partnership
8.00%, 08/01/30 (e)	4	4
Party City Holdings Inc.
0.00%, 02/15/26 (e) (f) (g)	45	5
Prosus N.V.
3.68%, 01/21/30 (e)	45	39
3.06%, 07/13/31 (e)	125	101
4.19%, 01/19/32 (e)	200	173
Real Hero Merger
6.25%, 02/01/29 (e)	30	26
Restaurant Brands International Limited Partnership
5.75%, 04/15/25 (e)	60	60
4.38%, 01/15/28 (e)	170	162
4.00%, 10/15/30 (e)	50	45
Rivian Holdings LLC
11.49%, (6 Month Term SOFR + 6.05%), 10/15/26 (d) (e) (i)	604	602
Royal Caribbean Cruises Ltd.
5.50%, 08/31/26 (e)	230	228
5.38%, 07/15/27 (e)	85	84
11.63%, 08/15/27 (e)	31	34
7.25%, 01/15/30 (e)	90	94
SkyMiles IP Ltd.
4.50%, 10/20/25 (e)	13	13
Sotheby's, Inc.
7.38%, 10/15/27 (e)	120	116
Spectrum Management Holding Company, LLC
5.88%, 11/15/40	425	385
5.50%, 09/01/41	2,000	1,743
SRS Distribution Inc.
4.63%, 07/01/28 (e)	80	76
6.13%, 07/01/29 (e)	45	43
6.00%, 12/01/29 (e)	65	61
Station Casinos LLC
4.50%, 02/15/28 (e)	430	407
Studio City Company Limited
7.00%, 02/15/27 (e)	85	84
Tapestry, Inc.
7.05%, 11/27/25 (o)	181	185
7.00%, 11/27/26 (o)	487	504
7.35%, 11/27/28 (o)	779	818
7.70%, 11/27/30 (o)	896	945
7.85%, 11/27/33 (o)	896	957
Taylor Morrison Communities, Inc.
5.13%, 08/01/30 (e)	43	42
Tempur Sealy International, Inc.
4.00%, 04/15/29 (e)	225	204
3.88%, 10/15/31 (e)	95	80
The Gap, Inc.
3.88%, 10/01/31 (e)	95	78
Thor Industries, Inc.
4.00%, 10/15/29 (e)	120	107
TKC Holdings, Inc.
6.88%, 05/15/28 (e)	141	131
10.50%, 05/15/29 (e)	155	140
TopBuild Corp.
4.13%, 02/15/32 (e)	195	174
TV Azteca S.A.B. de C.V.
0.00%, 08/09/24 (f) (g) (h)	300	116
Univision Communications Inc.
6.63%, 06/01/27 (e)	506	505
8.00%, 08/15/28 (e)	79	82
4.50%, 05/01/29 (e)	25	22
Upbound Group, Inc.
6.38%, 02/15/29 (e)	30	28
Valvoline, Inc.
4.25%, 02/15/30 (e)	215	214
Victoria's Secret & Co.
4.63%, 07/15/29 (e) (j)	65	54

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Viking Cruises Limited
9.13%, 07/15/31 (e)	95	102
Warnermedia Holdings, Inc.
3.76%, 03/15/27	579	555
4.05%, 03/15/29	201	191
4.28%, 03/15/32	1,014	928
5.05%, 03/15/42	474	418
5.14%, 03/15/52	5,149	4,425
Windsor Holdings III, LLC
8.50%, 06/15/30 (e)	105	110
Wolverine World Wide, Inc.
4.00%, 08/15/29 (e)	175	138
Wynn Las Vegas, LLC
5.50%, 03/01/25 (e)	240	239
5.25%, 05/15/27 (e)	160	156
Yum! Brands, Inc.
4.63%, 01/31/32	510	476
ZF North America Capital, Inc.
6.88%, 04/14/28 (e)	150	156
		35,175
Industrials 1.7%
Advanced Drainage Systems, Inc.
5.00%, 09/30/27 (e)	425	413
AECOM
5.13%, 03/15/27	310	308
AerCap Global Aviation Trust
6.50%, 06/15/45 (e)	55	55
AerCap Holdings N.V.
5.88%, 10/10/79	298	295
Aeropuerto Internacional de Tocumen, S.A.
5.13%, 08/11/61 (e)	200	151
Air Lease Corporation
4.13%, (100, 12/15/26) (k)	200	155
3.38%, 07/01/25	961	931
3.75%, 06/01/26	3,475	3,357
Aircastle Limited
5.25%, (100, 06/17/26) (e) (j) (k)	187	161
America Movil, S.A. De C.V.
5.38%, 04/04/32 (e)	30	28
American Airlines, Inc.
5.50%, 04/20/26 (e)	30	30
7.25%, 02/15/28 (e)	75	76
8.50%, 05/15/29 (e)	170	180
AmeriTex HoldCo Intermediate LLC
10.25%, 10/15/28 (e)	25	26
Arcosa, Inc.
4.38%, 04/15/29 (e)	60	56
ARD Finance S.A.
6.50%, 06/30/27 (e) (n)	250	117
Ardagh Metal Packaging Finance Public Limited Company
6.00%, 06/15/27 (e)	65	65
3.25%, 09/01/28 (e)	27	24
4.00%, 09/01/29 (e)	65	55
Ardagh Packaging Finance Public Limited Company
5.25%, 04/30/25 (e)	20	19
4.13%, 08/15/26 (e)	603	551
5.25%, 08/15/27 (e) (j)	100	78
Artera Services, LLC
9.03%, 12/04/25 (e)	515	488
ASGN Incorporated
4.63%, 05/15/28 (e)	465	442
ATP Tower Holdings, LLC
4.05%, 04/27/26 (e)	55	50
Beacon Roofing Supply, Inc.
6.50%, 08/01/30 (e)	95	97
Bombardier Inc.
7.13%, 06/15/26 (e)	130	130
7.88%, 04/15/27 (e)	253	253
8.75%, 11/15/30 (e)	45	48
Brand Industrial Services, Inc.
10.38%, 08/01/30 (e)	435	461
Builders FirstSource, Inc.
4.25%, 02/01/32 (e)	90	81
BWXT Government Group, Inc.
4.13%, 06/30/28 (e)	175	162
4.13%, 04/15/29 (e)	245	227
Cargo Aircraft Management, Inc.
4.75%, 02/01/28 (e)	145	133
Carlyle Aviation Elevate Merger Subsidiary Ltd.
7.00%, 10/15/24 (e)	30	29
Carrier Global Corporation
5.90%, 03/15/34 (e)	146	158
6.20%, 03/15/54 (e)	151	175
Cimpress NV
7.00%, 06/15/26	40	39
Clean Harbors, Inc.
6.38%, 02/01/31 (e)	40	41
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/29 (e)	45	44
8.75%, 04/15/30 (e) (j)	130	120
CoreCivic, Inc.
8.25%, 04/15/26	85	86
4.75%, 10/15/27	500	461
CoreLogic, Inc.
4.50%, 05/01/28 (e)	310	272
Covanta Holding Corporation
4.88%, 12/01/29 (e)	160	140
DP World Limited
5.63%, 09/25/48 (e)	100	96
Dycom Industries, Inc.
4.50%, 04/15/29 (e)	150	139
Eco Material Technologies Inc.
7.88%, 01/31/27 (e)	205	207
Embraer Netherlands Finance B.V.
5.40%, 02/01/27	75	74
6.95%, 01/17/28 (e)	65	67
7.00%, 07/28/30 (e)	95	100
Emerald Debt Merger Sub LLC
6.63%, 12/15/30 (e)	245	252
Fortress Transportation And Infrastructure Investors LLC
7.88%, 12/01/30 (e)	120	125
Forward Air Corporation
9.50%, 10/15/31 (e)	115	112
Foundation Building Materials, Inc.
6.00%, 03/01/29 (e)	60	54
GFL Environmental Inc.
6.75%, 01/15/31 (e)	75	77
Global Infrastructure Solutions Inc.
5.63%, 06/01/29 (e)	150	138
Graftech Global Enterprises Inc.
9.88%, 12/15/28 (e) (j)	60	46
Graham Packaging Company Europe LLC
7.13%, 08/15/28 (e)	10	9
Graphic Packaging International, LLC
3.75%, 02/01/30 (e)	45	41
Howmet Aerospace Inc.
5.90%, 02/01/27	245	251
5.95%, 02/01/37	20	21
HTA Group Limited
7.00%, 12/18/25 (e)	529	522
IHS Netherlands Holdco B.V.
8.00%, 09/18/27 (e)	65	58
Intelligent Packaging Limited Purchaser Inc.
6.00%, 09/15/28 (e)	35	33
LABL Escrow Issuer LLC
10.50%, 07/15/27 (e) (j)	195	187
Madison IAQ LLC
4.13%, 06/30/28 (e)	70	64
5.88%, 06/30/29 (e)	555	490
Mauser Packaging Solutions Holding Company
7.88%, 08/15/26 (e)	185	189
Misc Capital Two Labuan Ltd
3.75%, 04/06/27 (e)	200	192
MIWD Holdco II LLC
5.50%, 02/01/30 (e)	25	22
Moog Inc.
4.25%, 12/15/27 (e)	95	90

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Mueller Water Products, Inc.
4.00%, 06/15/29 (e)	110	101
Navios South American Logistics Inc.
10.75%, 07/01/25 (e)	200	197
OI European Group B.V.
4.75%, 02/15/30 (e)	95	89
Oscar AcquisitionCo, LLC
9.50%, 04/15/30 (e) (j)	105	102
Owens-Brockway Glass Container Inc.
7.25%, 05/15/31 (e)	145	147
Park Aerospace Holdings Limited
5.50%, 02/15/24 (e)	4,000	3,991
Pike Corporation
5.50%, 09/01/28 (e)	495	472
8.63%, 01/31/31 (e)	125	131
RailWorks Holdings, LP
8.25%, 11/15/28 (e)	220	219
Rand Parent LLC
8.50%, 02/15/30 (e) (j)	532	509
Regal Rexnord Corporation
6.30%, 02/15/30 (e) (o)	130	133
Rolls-Royce PLC
5.75%, 10/15/27 (e)	150	150
Seaspan Corporation
5.50%, 08/01/29 (e)	305	256
Sensata Technologies B.V.
4.00%, 04/15/29 (e)	155	144
Smyrna Ready Mix Concrete, LLC
8.88%, 11/15/31 (e)	115	121
Spirit AeroSystems, Inc.
3.25%, 11/01/28 (e) (l)	10	13
9.75%, 11/15/30 (e)	70	75
Spirit Airlines, Inc.
8.00%, 09/20/25 (e)	110	79
Stericycle, Inc.
3.88%, 01/15/29 (e)	170	155
Summit Materials, LLC
7.25%, 01/15/31 (e)	75	79
The Boeing Company
5.15%, 05/01/30 (o)	555	566
5.71%, 05/01/40 (o)	560	579
5.93%, 05/01/60 (o)	560	580
The GEO Group, Inc.
6.00%, 04/15/26	30	29
10.50%, 06/30/28	41	42
9.50%, 12/31/28 (e)	185	179
TK Elevator U.S. Newco, Inc.
5.25%, 07/15/27 (e)	475	466
TransDigm Inc.
5.50%, 11/15/27	830	815
4.88%, 05/01/29	200	187
7.13%, 12/01/31 (e)	80	84
Trinet Group, Inc.
7.13%, 08/15/31 (e)	195	201
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (e)	156	153
8.50%, 08/15/27 (e)	15	15
Turkiye Sise Ve Cam Fabrikalari Anonim Sirketi
6.95%, 03/14/26 (e)	100	100
Uber Technologies, Inc.
0.88%, 12/01/28 (e) (l)	10	11
4.50%, 08/15/29 (e)	430	410
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (e)	100	98
Vertiv Group Corporation
4.13%, 11/15/28 (e)	230	215
Victors Merger Corporation
6.38%, 05/15/29 (e)	150	110
VM Consolidated, Inc.
5.50%, 04/15/29 (e)	25	24
XPO, Inc.
6.25%, 06/01/28 (e)	50	51
7.13%, 02/01/32 (e)	200	206
		27,208
Communication Services 1.7%
Acuris Finance
5.00%, 05/01/28 (e)	230	188
Advantage Sales & Marketing Inc.
6.50%, 11/15/28 (e)	200	184
Altice Financing S.A.
5.00%, 01/15/28 (e)	200	182
Altice France
6.00%, 02/15/28 (e)	490	233
Altice France Holding S.A.
5.50%, 01/15/28 (e)	90	74
5.13%, 01/15/29 (e)	270	210
5.13%, 07/15/29 (e)	625	487
AT&T Inc.
4.35%, 03/01/29	450	444
4.30%, 02/15/30	415	406
2.55%, 12/01/33	238	194
4.90%, 08/15/37	400	386
3.80%, 12/01/57	2,900	2,143
Axian Telecom
7.38%, 02/16/27 (e)	200	187
Baidu, Inc.
1.72%, 04/09/26	240	223
C&W Senior Financing Designated Activity Company
6.88%, 09/15/27 (e)	565	529
Cablevision Lightpath LLC
3.88%, 09/15/27 (e)	45	39
5.63%, 09/15/28 (e)	35	28
CCO Holdings, LLC
5.50%, 05/01/26 (e)	11	11
5.00%, 02/01/28 (e)	645	617
4.75%, 03/01/30 (e)	180	165
4.50%, 08/15/30 (e)	60	54
4.50%, 05/01/32	225	193
4.50%, 06/01/33 (e)	190	160
Charter Communications Operating, LLC
4.40%, 04/01/33 (j)	487	448
5.38%, 05/01/47	2,440	2,079
5.25%, 04/01/53	4,552	3,819
5.50%, 04/01/63	487	408
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/27 (e)	85	81
9.00%, 09/15/28 (e)	165	172
7.50%, 06/01/29 (e) (j)	95	79
Colombia Telecomunicaciones S A E S P Bic
4.95%, 07/17/30 (e)	45	28
Commscope, Inc.
7.13%, 07/01/28 (e)	150	72
4.75%, 09/01/29 (e)	145	98
Consolidated Communications, Inc.
5.00%, 10/01/28 (e)	55	45
CSC Holdings, LLC
5.25%, 06/01/24 (j)	55	54
5.50%, 04/15/27 (e)	115	105
4.13%, 12/01/30 (e)	190	144
4.50%, 11/15/31 (e)	150	113
CT Trust
5.13%, 02/03/32 (e)	200	174
DGL3 Limited
0.00%, 12/31/25 (e) (f) (g)	50	1
Diamond Sports Group, LLC
0.00%, 08/15/26 (e) (f) (g)	460	23
DISH DBS Corporation
5.88%, 11/15/24	25	24
5.75%, 12/01/28 (e)	195	158
Dish Network Corporation
2.38%, 03/15/24 (l)	205	203
3.38%, 08/15/26 (l)	697	374
11.75%, 11/15/27 (e)	729	760
Fox Corporation
4.71%, 01/25/29	550	547
Frontier Communications Holdings, LLC
5.88%, 11/01/29	12	10
6.00%, 01/15/30 (e) (j)	115	98

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
8.75%, 05/15/30 (e)	118	121
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (e)	250	241
5.00%, 05/01/28 (e)	35	32
IHS Holding Limited
5.63%, 11/29/26 (e)	200	174
Intelsat Jackson Holdings S.A.
6.50%, 03/15/30 (e)	306	293
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (e)	31	30
5.13%, 07/15/29 (e)	400	349
Level 3 Financing, Inc.
4.63%, 09/15/27 (e)	15	9
3.63%, 01/15/29 (e)	35	15
10.50%, 05/15/30 (e)	215	210
Liquid Telecommunications Financing PLC
5.50%, 09/04/26 (e)	235	137
Match Group Holdings II, LLC
4.13%, 08/01/30 (e)	45	41
3.63%, 10/01/31 (e)	260	225
Millicom International Cellular SA
5.13%, 01/15/28 (e)	220	205
4.50%, 04/27/31 (e)	200	167
MTN (Mauritius) Investments Limited
6.50%, 10/13/26 (e)	70	71
Network I2I Limited
3.98%, (100, 03/03/26) (e) (k)	50	46
5.65%, (100, 01/15/25) (e) (k)	120	118
Outfront Media Capital Corporation
7.38%, 02/15/31 (e)	145	153
Roblox Corporation
3.88%, 05/01/30 (e)	230	205
Rogers Communications Inc.
3.80%, 03/15/32	546	502
Sable International Finance Limited
5.75%, 09/07/27 (e)	145	137
Sirius XM Radio Inc.
5.00%, 08/01/27 (e)	400	387
4.13%, 07/01/30 (e)	55	49
TEGNA Inc.
4.75%, 03/15/26 (e)	200	195
Telecom Italia Capital
6.38%, 11/15/33	325	319
Telecom Italia SPA
5.30%, 05/30/24 (e)	130	129
Telecomunicaciones Digitales, S.A.
4.50%, 01/30/30 (e)	260	225
Telefonica Celular del Paraguay S.A.
5.88%, 04/15/27 (e)	130	127
Tencent Holdings Limited
1.81%, 01/26/26 (e)	50	47
3.98%, 04/11/29 (e)	40	38
2.39%, 06/03/30 (e)	65	55
T-Mobile USA, Inc.
3.75%, 04/15/27	870	844
3.88%, 04/15/30	40	38
4.38%, 04/15/40	40	36
4.50%, 04/15/50	40	35
Verizon Communications Inc.
3.00%, 03/22/27	184	175
2.55%, 03/21/31	846	729
4.86%, 08/21/46	580	554
5.01%, 04/15/49	138	139
Virgin Media Finance PLC
5.00%, 07/15/30 (e)	215	190
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (e)	220	196
Virgin Media Vendor Financing Notes IV Designated Activity Company
5.00%, 07/15/28 (e)	45	42
VTR Comunicaciones SpA
5.13%, 01/15/28 (e)	157	75
4.38%, 04/15/29 (e)	100	47
VTR Finance N.V.
6.38%, 07/15/28 (e)	70	18
Windstream Escrow, LLC
7.75%, 08/15/28 (e)	130	114
Zayo Group Holdings, Inc.
4.00%, 03/01/27 (e)	195	157
6.13%, 03/01/28 (e)	40	29
Ziggo B.V.
4.88%, 01/15/30 (e)	100	89
		26,013
Consumer Staples 1.5%
Adecoagro S.A.
6.00%, 09/21/27 (e)	125	121
Allied Universal Holdco LLC
9.75%, 07/15/27 (e)	310	304
4.63%, 06/01/28 (e)	87	80
Altria Group, Inc.
4.40%, 02/14/26	13	13
3.88%, 09/16/46	4,000	3,005
Anheuser-Busch Companies, LLC
4.70%, 02/01/36	975	973
4.90%, 02/01/46	1,025	1,007
Anheuser-Busch InBev Worldwide Inc.
4.35%, 06/01/40	500	469
4.60%, 04/15/48	650	616
4.50%, 06/01/50	500	476
APX Group, Inc.
6.75%, 02/15/27 (e)	505	505
Atlas LuxCo 4 S.a r.l.
4.63%, 06/01/28 (e)	58	53
Bellring Intermediate Holdings, Inc.
7.00%, 03/15/30 (e)	90	94
Bimbo Bakeries USA, Inc.
6.40%, 01/15/34 (e)	200	222
C&S Group Enterprises LLC
5.00%, 12/15/28 (e)	245	199
Camposol SA
6.00%, 02/03/27 (e)	65	44
Central American Bottling Corporation
5.25%, 04/27/29 (e)	70	66
Central Garden & Pet Company
4.13%, 04/30/31 (e)	250	221
Chobani, LLC
4.63%, 11/15/28 (e)	55	52
Cosan Overseas Limited
8.25%, (100, 02/05/24) (h) (k)	190	190
Darling Ingredients Inc.
6.00%, 06/15/30 (e)	60	60
DP World Crescent Limited
3.75%, 01/30/30 (e)	175	164
DP World Salaam
6.00%, (100, 10/01/25) (h) (k)	200	199
Gems Menasa (Cayman) Limited
7.13%, 07/31/26 (e)	440	433
Grifols Escrow Issuer S.A.
4.75%, 10/15/28 (e)	200	182
Hertz Vehicle Financing II LP
5.00%, 12/01/29 (e)	10	8
Imperial Brands Finance PLC
6.13%, 07/27/27 (e)	536	551
JBS USA Food Company
2.50%, 01/15/27	1,190	1,095
5.13%, 02/01/28	515	512
5.50%, 01/15/30	275	271
3.63%, 01/15/32	210	180
3.00%, 05/15/32	5,280	4,307
5.75%, 04/01/33	1,060	1,056
Lamb Weston Holdings, Inc.
4.38%, 01/31/32 (e)	65	59
Legends Hospitality Holding Company, LLC
5.00%, 02/01/26 (e)	200	200
Macquarie Airfinance Holdings Limited
8.38%, 05/01/28 (e)	115	120

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Marb Bondco PLC
3.95%, 01/29/31 (e)	75	61
NBM US Holdings, Inc.
6.63%, 08/06/29 (e)	120	117
Neptune BidCo US Inc.
9.29%, 04/15/29 (e)	135	126
PECF USS Intermediate Holding III Corporation
8.00%, 11/15/29 (e)	170	76
Performance Food Group Company
5.50%, 10/15/27 (e)	180	177
Performance Food Group, Inc.
6.88%, 05/01/25 (e)	210	211
4.25%, 08/01/29 (e)	50	46
Pilgrim's Pride Corporation
4.25%, 04/15/31	475	429
Post Holdings, Inc.
5.63%, 01/15/28 (e)	70	69
5.50%, 12/15/29 (e)	246	238
4.63%, 04/15/30 (e)	95	88
Reynolds American Inc.
4.45%, 06/12/25	202	200
5.85%, 08/15/45	1,000	938
Safeway Inc.
4.63%, 01/15/27 (e)	40	39
6.50%, 02/15/28 (e)	100	102
3.50%, 03/15/29 (e)	140	127
4.88%, 02/15/30 (e)	330	316
Sysco Corporation
5.95%, 04/01/30 (o)	332	353
Treehouse Foods, Inc.
4.00%, 09/01/28	145	129
Triton Water Holdings Incorporated
6.25%, 04/01/29 (e)	245	215
Turning Point Brands, Inc.
5.63%, 02/15/26 (e)	100	93
U.S. Foods Inc.
6.88%, 09/15/28 (e)	60	62
4.75%, 02/15/29 (e)	130	124
4.63%, 06/01/30 (e)	45	42
United Natural Foods, Inc.
6.75%, 10/15/28 (e)	95	77
Wash Multifamily Acquisition Inc.
5.75%, 04/15/26 (e)	165	160
		22,722
Health Care 1.3%
1375209 BC Ltd
9.00%, 01/30/28 (e) (j)	117	114
180 Medical, Inc.
3.88%, 10/15/29 (e)	475	426
AdaptHealth LLC
5.13%, 03/01/30 (e)	197	155
AHP Health Partners, Inc.
5.75%, 07/15/29 (e)	105	91
Amgen Inc.
5.25%, 03/02/30 - 03/02/33	1,143	1,174
5.60%, 03/02/43	576	595
5.65%, 03/02/53	286	302
5.75%, 03/02/63	522	548
Auna S.A.A.
10.00%, 12/15/29 (e)	68	65
Avantor, Inc.
4.63%, 07/15/28 (e)	285	274
Bausch Health Companies Inc.
5.50%, 11/01/25 (e)	235	216
9.00%, 12/15/25 (e)	25	23
Cano Health, LLC
6.25%, 10/01/28 (e)	60	4
Catalent Pharma Solutions, Inc.
3.13%, 02/15/29 (e)	50	44
3.50%, 04/01/30 (e)	85	74
Centene Corporation
4.25%, 12/15/27	540	521
2.45%, 07/15/28	1,240	1,106
4.63%, 12/15/29	840	808
3.38%, 02/15/30	495	444
2.63%, 08/01/31 (j)	520	434
Charles River Laboratories International, Inc.
4.25%, 05/01/28 (e)	20	19
3.75%, 03/15/29 (e)	70	64
Community Health Systems, Inc.
8.00%, 03/15/26 (e)	10	10
5.63%, 03/15/27 (e)	145	135
6.00%, 01/15/29 (e)	145	131
6.88%, 04/15/29 (e)	374	244
6.13%, 04/01/30 (e)	370	238
5.25%, 05/15/30 (e)	350	292
4.75%, 02/15/31 (e)	855	674
10.88%, 01/15/32 (e)	20	21
CVS Health Corporation
3.00%, 08/15/26	92	88
3.63%, 04/01/27	259	251
5.00%, 01/30/29	529	538
5.25%, 01/30/31	217	223
DaVita Inc.
4.63%, 06/01/30 (e)	450	393
Emergent BioSolutions Inc.
3.88%, 08/15/28 (e)	220	87
Garden SpinCo Corporation
8.63%, 07/20/30 (e)	40	43
HCA Inc.
5.63%, 09/01/28	783	802
5.88%, 02/01/29	698	722
3.50%, 09/01/30	513	465
3.63%, 03/15/32	137	122
HealthEquity, Inc.
4.50%, 10/01/29 (e)	40	37
Humana Inc.
3.70%, 03/23/29	350	336
IQVIA Inc.
5.00%, 10/15/26 (e)	20	20
6.50%, 05/15/30 (e)	350	360
Jazz Securities Designated Activity Company
4.38%, 01/15/29 (e)	85	79
Legacy Lifepoint Health, LLC
9.75%, 12/01/26 (e)	91	91
5.38%, 01/15/29 (e)	85	63
9.88%, 08/15/30 (e)	105	107
11.00%, 10/15/30 (e)	10	11
ModivCare Inc.
5.00%, 10/01/29 (e)	110	90
Molina Healthcare, Inc.
3.88%, 11/15/30 - 05/15/32 (e)	215	191
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (e)	280	253
5.25%, 10/01/29 (e)	110	104
Organon & Co.
4.13%, 04/30/28 (e)	60	55
5.13%, 04/30/31 (e)	375	320
Pediatrix Medical Group, Inc.
5.38%, 02/15/30 (e)	55	50
RP Escrow Issuer LLC
5.25%, 12/15/25 (e) (j)	230	185
Surgery Center Holdings, Inc.
6.75%, 07/01/25 (e)	98	98
Tenet Healthcare Corporation
4.88%, 01/01/26	100	99
6.25%, 02/01/27	270	271
4.63%, 06/15/28 (h)	70	67
6.13%, 10/01/28	285	284
4.25%, 06/01/29	200	186
4.38%, 01/15/30	105	97
Teva Pharmaceutical Finance Netherlands III B.V.
7.88%, 09/15/29	200	215
The Providence Service Corporation
5.88%, 11/15/25 (e)	140	139
The Toledo Hospital
6.02%, 11/15/48	80	63
Viatris Inc.
2.70%, 06/22/30	3,945	3,337

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
3.85%, 06/22/40	325	242
4.00%, 06/22/50	560	394
		20,824
Utilities 1.2%
Abu Dhabi National Energy Company PJSC
4.88%, 04/23/30 (e)	40	41
4.70%, 04/24/33 (e)	200	203
4.00%, 10/03/49 (e)	95	80
Aegea Finance S.a r.l.
9.00%, 01/20/31 (e)	200	213
Atlantica Sustainable Infrastructure PLC
4.13%, 06/15/28 (e)	280	262
Chile Electricity Lux MPC S.a r.l.
6.01%, 01/20/33 (e)	200	206
Clearway Energy Operating LLC
4.75%, 03/15/28 (e)	35	34
Cleco Corporate Holdings LLC
3.38%, 09/15/29	1,499	1,322
Comision Federal De Electricidad, E.P.E.
4.69%, 05/15/29 (e)	200	189
Duke Energy Corporation
2.45%, 06/01/30	427	372
Duquesne Light Holdings, Inc.
2.53%, 10/01/30 (e)	209	173
2.78%, 01/07/32 (e)	659	528
ESKOM Holdings
7.13%, 02/11/25 (e)	195	195
6.35%, 08/10/28 (e)	150	146
8.45%, 08/10/28 (e)	25	25
Exelon Corporation
4.05%, 04/15/30	250	239
3.35%, 03/15/32	2,834	2,516
4.70%, 04/15/50	111	100
4.10%, 03/15/52	174	142
FEL Energy VI S.a r.l.
5.75%, 12/01/40 (e)	181	163
Lamar Funding Limited
3.96%, 05/07/25 (e)	145	141
Mong Duong Finance Holdings B.V.
5.13%, 05/07/29 (e)	120	111
NextEra Energy Operating Partners, LP
7.25%, 01/15/29 (e)	30	31
Nextera Energy Partners, LP
2.50%, 06/15/26 (e) (l)	81	73
NiSource Inc.
2.95%, 09/01/29	1,265	1,154
NRG Energy, Inc.
3.38%, 02/15/29 (e)	40	35
3.63%, 02/15/31 (e)	85	73
Pattern Energy Group Inc.
4.50%, 08/15/28 (e)	80	76
PG&E Corporation
4.25%, 12/01/27 (e) (l)	100	105
5.00%, 07/01/28	540	525
5.25%, 07/01/30	705	683
Puget Energy, Inc.
4.10%, 06/15/30	516	474
4.22%, 03/15/32	2,096	1,895
Termocandelaria Power Ltd.
7.88%, 01/30/29 (e)	101	99
The AES Corporation
3.95%, 07/15/30 (e)	1,148	1,059
2.45%, 01/15/31	4,200	3,522
The Israel Electric Corporation Ltd.
3.75%, 02/22/32	200	169
TransAlta Corporation
6.50%, 03/15/40	100	100
Vistra Operations Company LLC
5.63%, 02/15/27 (e)	140	138
5.00%, 07/31/27 (e)	430	419
7.75%, 10/15/31 (e)	80	83
		18,114
Information Technology 0.9%
Black Knight Infoserv, LLC
3.63%, 09/01/28 (e)	255	242
Boxer Parent Company Inc.
7.13%, 10/02/25 (e)	80	80
Broadcom Inc.
1.95%, 02/15/28 (e)	271	243
2.45%, 02/15/31 (e)	2,643	2,260
2.60%, 02/15/33 (e)	2,342	1,927
3.50%, 02/15/41 (e)	1,862	1,478
CA Magnum Holdings
5.38%, 10/31/26 (e)	200	186
Central Parent Inc.
8.00%, 06/15/29 (e)	142	148
Clarivate Science Holdings Corporation
3.88%, 07/01/28 (e)	65	61
4.88%, 07/01/29 (e)	60	56
Cloud Software Group, Inc.
6.50%, 03/31/29 (e)	15	14
9.00%, 09/30/29 (e)	573	544
Coherent Corp.
5.00%, 12/15/29 (e)	420	399
Dell International L.L.C.
6.20%, 07/15/30 (o)	289	310
Elastic N.V.
4.13%, 07/15/29 (e)	50	46
Entegris Escrow Corporation
5.95%, 06/15/30 (e)	185	184
Entegris, Inc.
3.63%, 05/01/29 (e)	250	226
Fair Isaac Corporation
4.00%, 06/15/28 (e)	110	104
Lenovo Group Limited
3.42%, 11/02/30 (e)	200	177
McAfee Corp.
7.38%, 02/15/30 (e)	80	73
MicroStrategy Incorporated
6.13%, 06/15/28 (e)	205	199
NCR Atleos Escrow Corporation
9.50%, 04/01/29 (e)	105	112
Nokia Oyj
6.63%, 05/15/39	150	148
On Semiconductor Corporation
3.88%, 09/01/28 (e)	110	102
Open Text Corporation
3.88%, 02/15/28 (e)	105	97
3.88%, 12/01/29 (e)	285	256
4.13%, 12/01/31 (e)	35	31
Oracle Corporation
2.30%, 03/25/28	1,508	1,374
2.88%, 03/25/31	1,920	1,700
Qorvo, Inc.
4.38%, 10/15/29	265	252
Seagate HDD Cayman
3.50%, 06/01/28 (e) (l)	100	120
8.25%, 12/15/29 (e)	90	97
5.75%, 12/01/34	220	211
SS&C Technologies, Inc.
5.50%, 09/30/27 (e)	500	494
TTM Technologies, Inc.
4.00%, 03/01/29 (e)	115	104
Twilio Inc.
3.63%, 03/15/29	70	64
3.88%, 03/15/31	75	67
Veritas USA Inc.
7.50%, 09/01/25 (e)	70	58
Viavi Solutions Inc.
3.75%, 10/01/29 (e)	185	162
Virtusa Corporation
7.13%, 12/15/28 (e)	55	47
Western Digital Corporation
3.00%, 11/15/28 (e) (l)	100	122
2.85%, 02/01/29	206	177

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
3.10%, 02/01/32	87	69
		14,821
Materials 0.9%
Ahlstrom Holding 3 Oy
4.88%, 02/04/28 (e)	65	57
Antofagasta PLC
2.38%, 10/14/30 (e)	200	165
Aris Mining Corporation
6.88%, 08/09/26 (e)	150	130
Arsenal AIC Parent LLC
8.00%, 10/01/30 (e)	64	67
ATI Inc.
5.88%, 12/01/27	391	386
7.25%, 08/15/30	10	10
5.13%, 10/01/31	30	28
Axalta Coating Systems Dutch Holding B B.V.
7.25%, 02/15/31 (e)	150	158
Ball Corporation
6.00%, 06/15/29	150	153
3.13%, 09/15/31	140	121
Braskem Idesa, S.A.P.I.
7.45%, 11/15/29 (e)	110	67
6.99%, 02/20/32 (e)	80	45
Braskem Netherlands Finance B.V.
7.25%, 02/13/33 (e)	125	106
Celanese US Holdings LLC
6.35%, 11/15/28 (o)	639	671
6.55%, 11/15/30 (o)	649	689
6.70%, 11/15/33 (o)	379	411
Celtic Resources Holdings Designated Activity Company
0.00%, 10/09/24 (e) (f) (g) (h) (m)	100	—
CEMEX S.A.B. de C.V.
5.13%, (100, 06/08/26) (e) (k)	255	242
9.13%, (100, 03/14/28) (e) (k)	200	213
3.88%, 07/11/31 (e)	145	129
Cerdia Finanz GmbH
10.50%, 02/15/27 (e)	90	92
CF Industries, Inc.
4.95%, 06/01/43	5	5
5.38%, 03/15/44	525	503
Commercial Metals Company
4.13%, 01/15/30	45	41
4.38%, 03/15/32	45	41
Compania de Minas Buenaventura S.A.A.
5.50%, 07/23/26 (e)	55	52
Compass Minerals International, Inc.
6.75%, 12/01/27 (e)	110	109
Corporacion Nacional del Cobre de Chile
3.00%, 09/30/29 (e)	25	22
3.15%, 01/14/30 (e)	60	54
5.13%, 02/02/33 (e)	200	194
5.95%, 01/08/34 (e)	200	203
3.70%, 01/30/50 (e)	140	101
CSN Islands XII Corp
6.75%, 01/28/28 (e)	150	146
CSN Resources S.A.
5.88%, 04/08/32 (e)	85	74
Diamond Escrow Issuer, LLC
9.75%, 11/15/28 (e)	320	341
Endeavour Mining PLC
5.00%, 10/14/26 (e)	200	185
EQUATE Petrochemical B.V.
4.25%, 11/03/26 (e)	50	49
ERO Copper Corp.
6.50%, 02/15/30 (e)	330	291
First Quantum Minerals Ltd
7.50%, 04/01/25 (e)	160	153
6.88%, 10/15/27 (e)	65	55
FMG Resources (August 2006) Pty Ltd
4.50%, 09/15/27 (e)	5	5
5.88%, 04/15/30 (e)	110	109
Fresnillo PLC
4.25%, 10/02/50 (e)	200	154
GrafTech Finance Inc.
4.63%, 12/15/28 (e)	115	76
INEOS Finance PLC
6.75%, 05/15/28 (e) (j)	200	196
INEOS Quattro Finance 2 PLC
9.63%, 03/15/29 (e)	200	213
Kaiser Aluminum Corporation
4.63%, 03/01/28 (e)	65	60
Kobe Us Midco 2 Incorporated
9.25%, 11/01/26 (e) (i) (n)	136	102
LSB Industries, Inc.
6.25%, 10/15/28 (d) (e)	190	180
MEGlobal Canada ULC
5.00%, 05/18/25 (e)	95	94
Mercer International Inc.
5.13%, 02/01/29	100	86
Methanex Corporation
5.13%, 10/15/27	285	278
5.25%, 12/15/29	135	130
5.65%, 12/01/44	95	83
Mineral Resources Limited
8.00%, 11/01/27 (e)	260	265
9.25%, 10/01/28 (e)	90	95
Nexa Resources S.A.
6.50%, 01/18/28 (e)	120	120
NOVA Chemicals Corporation
4.88%, 06/01/24 (e)	118	117
8.50%, 11/15/28 (e)	70	73
Novelis Corporation
3.88%, 08/15/31 (e)	90	79
Nufarm Australia Limited
5.00%, 01/27/30 (e)	370	343
OCP S.A.
5.63%, 04/25/24 (e)	140	140
3.75%, 06/23/31 (e)	335	288
6.88%, 04/25/44 (e)	45	43
Olin Corporation
5.00%, 02/01/30	270	258
Olympus Water US Holding Corporation
4.25%, 10/01/28 (e)	200	181
6.25%, 10/01/29 (e) (j)	195	174
Orbia Advance Corporation, S.A.B. de C.V.
1.88%, 05/11/26 (e)	125	115
2.88%, 05/11/31 (e)	70	58
POSCO Holdings Inc.
5.88%, 01/17/33 (e)	200	210
PT Freeport Indonesia
4.76%, 04/14/27 (e)	200	197
6.20%, 04/14/52 (e)	200	199
PT Indonesia Asahan Aluminium (Persero)
5.45%, 05/15/30 (e)	130	131
S.P.C.M. SA
3.13%, 03/15/27 (e)	95	87
Samarco Mineracao S/A
9.00%, 06/30/31 (e) (n)	30	25
Sasol Financing USA LLC
5.88%, 03/27/24	70	70
4.38%, 09/18/26	230	214
5.50%, 03/18/31	35	29
Scih Salt Holdings Inc.
4.88%, 05/01/28 (e)	20	19
6.63%, 05/01/29 (e) (j)	185	173
SCIL IV LLC / SCIL USA Holdings LLC
5.38%, 11/01/26 (e)	105	101
Sealed Air Corporation
6.13%, 02/01/28 (e)	105	106
7.25%, 02/15/31 (e)	95	101
Sibur Securities Designated Activity Company
0.00%, 07/08/25 (e) (f) (g) (h)	50	33
Stillwater Mining Company
4.00%, 11/16/26 (e)	100	89
The Chemours Company
5.38%, 05/15/27	190	186
5.75%, 11/15/28 (e)	515	491

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
The Scotts Miracle-Gro Company
4.38%, 02/01/32	100	85
TPC Corporation
13.00%, 12/16/27 (e)	105	107
Tronox Incorporated
4.63%, 03/15/29 (e)	315	279
Vibrantz Technologies Inc.
9.00%, 02/15/30 (e)	185	146
Volcan Compania Minera S.A.A.
4.38%, 02/11/26 (e)	95	59
W. R. Grace Holdings LLC
4.88%, 06/15/27 (e)	50	48
5.63%, 08/15/29 (e)	90	79
7.38%, 03/01/31 (e)	35	35
		13,973
Total Corporate Bonds And Notes (cost $498,917)		465,961
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.0%
AASET 2019-2 Trust
Series 2019-A-2, 3.38%, 10/16/26 (i)	557	492
Series 2019-B-2, 4.46%, 10/16/26 (i)	220	91
AASET 2020-1 Trust
Series 2020-A-1A, 3.35%, 01/15/27 (i)	182	160
Series 2020-B-1A, 4.34%, 01/15/27 (i)	139	77
AASET 2021-1 Trust
Series 2021-A-1A, 2.95%, 11/16/41	676	606
AASET 2021-2 Trust
Series 2021-A-2A, 2.80%, 12/15/28 (i)	1,307	1,132
AASET 2022-1 LLC
Series 2022-A-1A, 6.00%, 05/16/29	1,649	1,617
AIMCO CLO 11 Ltd
Series 2020-AR-11A, 6.79%, (3 Month Term SOFR + 1.39%), 10/17/34 (d)	582	582
AIMCO CLO 14 Ltd
Series 2021-A-14A, 6.67%, (3 Month Term SOFR + 1.25%), 04/20/34 (d)	1,573	1,565
AIMCO CLO Series 2015-A
Series 2015-AR2-AA, 6.80%, (3 Month Term SOFR + 1.40%), 10/16/34 (d)	1,129	1,127
AIMCO CLO Series 2018-B
Series 2018-AR-BA, 6.76%, (3 Month Term SOFR + 1.36%), 01/15/32 (d)	571	571
Allegro CLO XIII, Ltd.
Series 2021-A-1A, 6.82%, (3 Month Term SOFR + 1.40%), 07/20/34 (d)	716	714
Allegro CLO XV, Ltd.
Series 2022-A-1A, 6.92%, (3 Month Term SOFR + 1.50%), 07/20/35 (d)	893	893
American Express Credit Account Master Trust
Series 2023-A-1, 4.87%, 05/15/26	1,030	1,039
AMMC CLO XI Limited
Series 2012-A1R2-11A, 6.66%, (3 Month Term SOFR + 1.27%), 04/30/31 (d) (e)	773	773
Ares LIV CLO Ltd
Series 2019-A-54A, 6.98%, (3 Month Term SOFR + 1.58%), 10/15/32 (d)	778	778
Ares LIX CLO Ltd
Series 2021-A-59A, 6.67%, (3 Month Term SOFR + 1.29%), 04/25/34 (d)	521	520
Ares LV CLO Ltd
Series 2020-A1R-55A, 6.79%, (3 Month Term SOFR + 1.39%), 07/17/34 (d)	908	908
Ares LVIII CLO Ltd.
Series 2020-AR-58A, 6.72%, (3 Month Term SOFR + 1.33%), 01/16/35 (d)	1,109	1,108
Ares XLI CLO Ltd.
Series 2016-AR2-41A, 6.73%, (3 Month Term SOFR + 1.33%), 04/17/34 (d)	2,135	2,130
Ares XXXIV CLO, Ltd.
Series 2015-AR2-2A, 6.91%, (3 Month Term SOFR + 1.51%), 04/18/33 (d)	303	303
BA Credit Card Trust
Series 2023-A1-A1, 4.79%, 05/15/26	1,000	1,002
BAMLL Commercial Mortgage Securities Trust 2019-BPR
Series 2019-ANM-BPR, REMIC, 3.11%, 11/07/24	534	477
Series 2019-AMP-BPR, REMIC, 3.29%, 11/07/24	1,300	1,185
Series 2019-BNM-BPR, REMIC, 3.47%, 11/07/24	100	82
Series 2019-CNM-BPR, REMIC, 3.72%, 11/07/24 (d)	100	70
BAMLL Commercial Mortgage Securities Trust 2022- DKLX
Series 2022-A-DKLX, REMIC, 6.51%, (1 Month Term SOFR + 1.15%), 01/16/24 (d)	617	604
Series 2022-B-DKLX, REMIC, 6.91%, (1 Month Term SOFR + 1.55%), 01/16/24 (d)	117	114
Series 2022-C-DKLX, REMIC, 7.51%, (1 Month Term SOFR + 2.15%), 01/16/24 (d)	100	97
Bank 2017-Bnk5
Series 2017-A5-BNK5, REMIC, 3.39%, 06/17/27	800	755
Bank 2017-BNK9
Series 2017-A4-BNK9, REMIC, 3.54%, 12/17/27	2,150	2,026
Bank 2018-BNK10
Series 2018-A5-BN10, REMIC, 3.69%, 01/18/28	1,200	1,136
Bank 2018-BNK13
Series 2018-A4-BN13, REMIC, 3.95%, 06/16/28	200	191
Series 2018-A5-BN13, REMIC, 4.22%, 07/17/28 (d)	500	479
Bank 2018-BNK14
Series 2018-A4-BN14, REMIC, 4.23%, 08/17/28 (d)	700	675
Bank 2019-BNK21
Series 2019-A5-BN21, REMIC, 2.85%, 09/17/29	94	83
Bank 2020-BNK25
Interest Only, Series 2020-XB-BN25, REMIC, 0.44%, 01/18/63 (d)	3,200	71
Bank 2022-BNK44
Series 2022-A5-BNK44, REMIC, 5.75%, 10/18/32 (d)	3,815	4,024
Bank5 2023-5YR1
Series 2023-A2-5YR1, REMIC, 5.78%, 01/15/28	200	201
Series 2023-A3-5YR1, REMIC, 6.26%, 03/15/28	700	725
Bank5 2023-5YR3
Series 2023-A3-5YR3, REMIC, 6.72%, 09/15/28 (d)	400	426
Barings CLO Ltd 2020-I
Series 2020-AR-1A, 6.81%, (3 Month Term SOFR + 1.41%), 10/15/36 (d)	589	588
Barings CLO Ltd 2023-IV
Series 2023-A-4A, 0.00%, (3 Month Term SOFR + 1.75%), 01/20/37 (d)	1,424	1,424
Barings CLO Ltd. 2020-IV
Series 2020-A-4A, 6.90%, (3 Month Term SOFR + 1.48%), 01/20/32 (d)	1,300	1,300
Barings CLO Ltd. 2021-I
Series 2021-A-1A, 6.66%, (3 Month Term SOFR + 1.28%), 04/25/34 (d)	1,146	1,142
BBCMS Mortgage Trust 2023-C21
Series 2023-A3-C21, REMIC, 6.30%, 12/15/31 (d)	603	649
Beechwood Park CLO Ltd
Series 2019-A1R-1A, 6.70%, (3 Month Term SOFR + 1.30%), 01/17/35 (d)	1,132	1,127
Benchmark 2018-B4 Mortgage Trust
Series 2018-A5-B4, REMIC, 4.12%, 06/16/28 (d)	106	101
Benchmark 2019-B10 Mortgage Trust
Series 2019-ASB-B10, REMIC, 3.62%, 11/17/28	200	191
Benchmark 2019-B12 Mortgage Trust
Interest Only, Series 2019-XA-B12, REMIC, 1.02%, 08/16/52 (d)	6,964	263
Benchmark 2019-B14 Mortgage Trust
Interest Only, Series 2019-XA-B14, REMIC, 0.77%, 12/15/62 (d)	4,909	130

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Benchmark 2019-B15 Mortgage Trust
Series 2019-AAB-B15, REMIC, 2.86%, 05/17/29	100	94
Benchmark 2019-B9 Mortgage Trust
Series 2019-AAB-B9, REMIC, 3.93%, 09/15/28	399	386
Benchmark 2021-B27 Mortgage Trust
Interest Only, Series 2021-XA-B27, REMIC, 1.26%, 07/17/54 (d)	2,080	128
Benchmark 2023-V3 Mortgage Trust
Series 2023-A3-V3, REMIC, 6.36%, 07/17/28	300	315
Bethpage Park CLO, Ltd.
Series 2021-A-1A, 6.79%, (3 Month Term SOFR + 1.39%), 01/16/35 (d)	888	888
Blackbird Capital II Aircraft Lease Limited
Series 2021-A-1A, 2.44%, 07/17/28	1,016	879
BMO 2023-5C1 Mortgage Trust
Series 2023-A3-5C1, REMIC, 6.53%, 07/15/28	300	316
BPR Trust 2022-OANA
Series 2022-A-OANA, REMIC, 7.26%, (1 Month Term SOFR + 1.90%), 04/15/24 (d)	3,825	3,770
Series 2022-B-OANA, REMIC, 7.81%, (1 Month Term SOFR + 2.45%), 04/15/24 (d)	591	574
Bravo Residential Funding Trust 2023-RPL 1
Series 2023-A1-RPL1, REMIC, 5.00%, 05/25/63 (d)	695	684
Bristol Park CLO, Ltd.
Series 2016-AR-1A, 6.65%, (3 Month Term SOFR + 1.25%), 04/16/29 (d)	745	745
BX 2021-PAC Mortgage Trust
Series 2021-A-PAC, REMIC, 6.13%, (1 Month Term SOFR + 0.80%), 11/15/38 (d)	1,203	1,178
Series 2021-B-PAC, REMIC, 6.34%, (1 Month Term SOFR + 1.01%), 11/15/38 (d)	180	175
Series 2021-C-PAC, REMIC, 6.54%, (1 Month Term SOFR + 1.21%), 11/15/38 (d)	241	232
Series 2021-D-PAC, REMIC, 6.74%, (1 Month Term SOFR + 1.41%), 11/15/38 (d)	234	222
Series 2021-E-PAC, REMIC, 7.42%, (1 Month Term SOFR + 2.06%), 11/15/38 (d)	813	778
BX Commercial Mortgage Trust 2019-XL
Series 2019-A-XL, REMIC, 6.40%, (1 Month Term SOFR + 1.03%), 10/15/36 (d)	1,343	1,340
Series 2019-B-XL, REMIC, 6.56%, (1 Month Term SOFR + 1.19%), 10/15/36 (d)	376	374
Series 2019-C-XL, REMIC, 6.73%, (1 Month Term SOFR + 1.36%), 10/15/36 (d)	473	470
Series 2019-D-XL, REMIC, 6.93%, (1 Month Term SOFR + 1.56%), 10/15/36 (d)	755	750
Series 2019-E-XL, REMIC, 7.28%, (1 Month Term SOFR + 1.91%), 10/15/36 (d)	3,066	3,045
BX Commercial Mortgage Trust 2021-SOAR
Series 2021-G-SOAR, REMIC, 8.28%, (1 Month Term SOFR + 2.91%), 06/15/38 (d)	93	88
BX Commercial Mortgage Trust 2022-LP2
Series 2022-A-LP2, REMIC, 6.37%, (1 Month Term SOFR + 1.01%), 02/15/24 (d)	1,261	1,237
Series 2022-B-LP2, REMIC, 6.67%, (1 Month Term SOFR + 1.31%), 02/15/24 (d)	463	452
Series 2022-C-LP2, REMIC, 6.92%, (1 Month Term SOFR + 1.56%), 02/15/24 (d)	380	369
Series 2022-D-LP2, REMIC, 7.32%, (1 Month Term SOFR + 1.96%), 02/15/24 (d)	380	367
BX Commercial Mortgage Trust 2023-XL3
Series 2023-A-XL3, REMIC, 7.18%, (1 Month Term SOFR + 1.82%), 01/15/26 (d)	858	858
Series 2023-B-XL3, REMIC, 7.61%, (1 Month Term SOFR + 2.25%), 01/15/26 (d)	234	234
Series 2023-C-XL3, REMIC, 8.06%, (1 Month Term SOFR + 2.70%), 01/15/26 (d)	103	103
BX Trust 2022-GPA
Series 2022-A-GPA, 7.53%, (1 Month Term SOFR + 2.17%), 08/15/24 (d)	652	653
BX Trust 2022-IND
Series 2022-A-IND, REMIC, 6.85%, (1 Month Term SOFR + 1.49%), 04/15/24 (d)	925	918
Series 2022-B-IND, REMIC, 7.30%, (1 Month Term SOFR + 1.94%), 04/15/24 (d)	472	468
Series 2022-C-IND, REMIC, 7.65%, (1 Month Term SOFR + 2.29%), 04/15/24 (d)	107	106
Series 2022-D-IND, REMIC, 8.20%, (1 Month Term SOFR + 2.84%), 04/15/24 (d)	89	88
Capital One Multi-Asset Execution Trust
Series 2023-A-A1, 4.42%, 05/15/26	700	697
Carmax Auto Owner Trust 2023-4
Series 2023-A3-4, 6.00%, 04/15/27	574	590
Castlelake Aircraft Structured Trust 2021-1
Series 2021-A-1A, 3.47%, 01/15/28 (i)	179	166
Cedar Funding Vi CLO, Ltd.
Series 2016-ARR-6A, 6.73%, (3 Month Term SOFR + 1.31%), 04/20/34 (d)	6,596	6,563
Cedar Funding X CLO Ltd
Series 2019-AR-10A, 6.78%, (3 Month Term SOFR + 1.36%), 10/20/32 (d)	710	710
Cedar Funding XII CLO Ltd
Series 2020-A1R-12A, 6.77%, (3 Month Term SOFR + 1.39%), 10/25/34 (d)	542	542
Cedar Funding XV CLO Ltd
Series 2022-A-15A, 6.74%, (3 Month Term SOFR + 1.32%), 04/20/35 (d)	1,052	1,045
Cedar Funding XVII CLO Ltd
Series 2023-A-17A, 7.28%, (3 Month Term SOFR + 1.85%), 07/21/36 (d)	877	881
CF Hippolyta Issuer LLC
Series 2021-A1-1A, REMIC, 1.53%, 03/15/26	1,455	1,301
CFCRE 2016-C7 Mortgage Trust
Series 2016-A2-C7, REMIC, 3.59%, 11/13/26	167	161
CFCRE 2017-C8 Mortgage Trust
Series 2017-A3-C8, REMIC, 3.30%, 03/17/27	898	850
CFMT 2021-HB6, LLC
Series 2021-A-HB6, 0.90%, 03/25/24 (d)	325	310
CFMT 2023-HB12, LLC
Series 2023-A-HB12, 4.25%, 07/25/26 (d)	406	394
Chesapeake Funding II LLC
Series 2023-A1-2A, 6.16%, 11/16/26	405	410
Citigroup Commercial Mortgage Trust 2019-GC41
Interest Only, Series 2019-XA-GC41, REMIC, 1.04%, 08/11/56 (d)	3,434	139
Columbia Cent CLO 29 Limited
Series 2020-AR-29A, 6.85%, (3 Month Term SOFR + 1.43%), 10/20/34 (d)	882	882
Columbia Cent CLO 30 Limited
Series 2020-A1-30A, 6.99%, (3 Month Term SOFR + 1.57%), 01/20/34 (d)	1,720	1,719
Series 2021-A1-31A, 6.88%, (3 Month Term SOFR + 1.46%), 04/20/34 (d)	1,270	1,265
Columbia Cent CLO 32 Limited
Series 2022-A1-32A, 7.10%, (3 Month Term SOFR + 1.70%), 07/24/34 (d)	1,282	1,282
COMM 2014-CCRE18 Mortgage Trust
Series 2014-A5-CR18, REMIC, 3.83%, 06/17/24	180	177
CSAIL 2018-CX12 Commercial Mortgage Trust
Series 2018-A3-CX12, REMIC, 3.96%, 05/17/28	210	199
CSMC 2019-ICE4
Series 2019-A-ICE4, REMIC, 6.39%, (1 Month Term SOFR + 1.03%), 05/15/36 (d)	1,596	1,594
Series 2019-B-ICE4, REMIC, 6.64%, (1 Month Term SOFR + 1.28%), 05/15/36 (d)	644	643
Series 2019-C-ICE4, REMIC, 6.84%, (1 Month Term SOFR + 1.48%), 05/15/36 (d)	125	124
CSMC 2020-NET
Series 2020-A-NET, REMIC, 2.26%, 08/15/25	290	268
Daimler Trucks Retail Trust 2023-1
Series 2023-A2-1, 6.03%, 01/15/25	1,358	1,361
DLLAA 2023-1 LLC
Series 2023-A2-1A, 5.93%, 07/20/26	339	340
Series 2023-A3-1A, 5.64%, 02/22/28	258	261
Dryden 37 Senior Loan Fund
Series 2020-AR-85A, 6.81%, (3 Month Term SOFR + 1.41%), 10/15/35 (d)	798	798
Dryden 76 CLO Ltd
Series 2019-A1R-76A, 6.83%, (3 Month Term SOFR + 1.41%), 10/20/34 (d)	1,823	1,823

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Dryden 78 CLO Ltd
Series 2020-A-78A, 6.84%, (3 Month Term SOFR + 1.44%), 04/18/33 (d)	600	598
Dryden 83 CLO, Ltd.
Series 2020-A-83A, 6.88%, (3 Month Term SOFR + 1.48%), 01/18/32 (d)	917	917
Dryden 90 CLO, Ltd.
Series 2021-A1A-90A, 6.76%, (3 Month Term SOFR + 1.39%), 02/20/35 (d)	457	457
Dryden 98 CLO Ltd
Series 2022-A-98A, 6.72%, (3 Month Term SOFR + 1.30%), 04/20/35 (d)	591	589
DTP Commercial Mortgage Trust 2023-STE2
Series 2023-A-STE2, REMIC, 6.04%, 01/18/29 (d)	282	278
Eaton Vance CLO 2013-1 Ltd
Series 2013-A13R-1A, 6.91%, (3 Month Term SOFR + 1.51%), 01/17/34 (d)	270	270
Eaton Vance CLO 2019-1, Ltd.
Series 2019-AR-1A, 6.76%, (3 Month Term SOFR + 1.36%), 04/15/31 (d)	646	645
Eaton Vance CLO 2020-2 Ltd
Series 2020-AR-2A, 6.81%, (3 Month Term SOFR + 1.41%), 01/16/35 (d)	1,020	1,020
ELP Commercial Mortgage Trust 2021-ELP
Series 2021-A-ELP, REMIC, 6.18%, (1 Month Term SOFR + 0.82%), 11/15/38 (d)	2,428	2,383
Series 2021-F-ELP, REMIC, 8.14%, (1 Month Term SOFR + 2.78%), 11/15/38 (d)	100	96
Enterprise Fleet Financing 2023-3, LLC
Series 2023-A2-3, 6.44%, 02/22/27	914	934
Extended Stay America Trust 2021-ESH
Series 2021-A-ESH, REMIC, 6.56%, (1 Month Term SOFR + 1.19%), 07/15/38 (d)	532	527
Series 2021-B-ESH, REMIC, 6.86%, (1 Month Term SOFR + 1.49%), 07/15/38 (d)	303	299
Series 2021-C-ESH, REMIC, 7.18%, (1 Month Term SOFR + 1.81%), 07/15/38 (d)	223	219
Series 2021-D-ESH, REMIC, 7.73%, (1 Month Term SOFR + 2.36%), 07/15/38 (d)	449	441
Flatiron CLO 19 Ltd
Series 2019-AR-1A, 6.73%, (3 Month Term SOFR + 1.34%), 11/16/34 (d)	1,000	1,000
Flatiron CLO 21 Ltd
Series 2021-A1-1A, 6.77%, (3 Month Term SOFR + 1.37%), 07/19/34 (d)	651	651
Flatiron CLO Ltd
Series 2020-A-1A, 6.93%, (3 Month Term SOFR + 1.56%), 11/21/33 (d)	1,494	1,494
Ford Credit Floorplan Master Owner Trust A
Series 2023-A1-1, 4.92%, 05/15/26	1,000	1,001
GM Financial Automobile Leasing Trust 2023-2
Series 2023-A2A-2, 5.44%, 10/20/25	290	290
GM Financial Automobile Leasing Trust 2023-3
Series 2023-A3-3, 5.38%, 11/20/26	262	264
GM Financial Consumer Automobile Receivables Trust 2022-4
Series 2022-A3-4, 4.82%, 08/16/27	1,596	1,586
GS Mortgage Securities Corporation Trust 2021-IP
Series 2021-A-IP, REMIC, 6.43%, (1 Month Term SOFR + 1.06%), 10/15/26 (d)	710	680
Series 2021-B-IP, REMIC, 6.63%, (1 Month Term SOFR + 1.26%), 10/15/26 (d)	110	104
Series 2021-C-IP, REMIC, 7.03%, (1 Month Term SOFR + 1.66%), 10/15/26 (d)	100	94
GS Mortgage Securities Trust 2017-GS6
Series 2017-A2-GS6, REMIC, 3.16%, 03/12/27	95	90
GS Mortgage Securities Trust 2018-GS9
Series 2018-A4-GS9, REMIC, 3.99%, 02/11/28 (d)	2,000	1,878
Hilton USA Trust 2016-HHV
Series 2016-F-HHV, REMIC, 4.19%, 11/05/26 (d)	100	90
Honda Auto Receivables 2023-2 Owner Trust
Series 2023-A3-2, 4.93%, 09/15/26	557	559
Intown 2022-Stay Mortgage Trust
Series 2022-A-STAY, REMIC, 7.85%, (1 Month Term SOFR + 2.49%), 08/15/24 (d)	1,098	1,101
Invesco CLO Ltd
Series 2021-A-3A, 6.80%, (3 Month Term SOFR + 1.39%), 10/23/34 (d)	621	620
J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series 2018-AFX-WPT, REMIC, 4.25%, 07/08/33	339	300
JPMDB Commercial Mortgage Securities Trust 2016-C4
Series 2016-A2-C4, REMIC, 2.88%, 09/17/26	212	199
KKR CLO 16 Ltd
Series 2022-A1-41A, 6.73%, (3 Month Term SOFR + 1.33%), 12/31/35 (d)	1,373	1,366
LIFE 2021-BMR Mortgage Trust
Series 2021-A-BMR, REMIC, 6.18%, (1 Month Term SOFR + 0.81%), 03/15/38 (d)	1,055	1,032
Series 2021-B-BMR, REMIC, 6.36%, (1 Month Term SOFR + 0.99%), 03/15/38 (d)	255	248
Series 2021-C-BMR, REMIC, 6.58%, (1 Month Term SOFR + 1.21%), 03/15/38 (d)	160	155
Series 2021-D-BMR, REMIC, 6.88%, (1 Month Term SOFR + 1.51%), 03/15/38 (d)	223	215
Series 2021-E-BMR, REMIC, 7.23%, (1 Month Term SOFR + 1.86%), 03/15/38 (d)	195	186
LIFE 2022-BMR2 Mortgage Trust
Series 2022-A1-BMR2, REMIC, 6.66%, (1 Month Term SOFR + 1.30%), 05/15/24 (d)	2,042	1,996
Series 2022-B-BMR2, REMIC, 7.16%, (1 Month Term SOFR + 1.79%), 05/15/24 (d)	1,221	1,190
Series 2022-C-BMR2, REMIC, 7.45%, (1 Month Term SOFR + 2.09%), 05/15/24 (d)	684	665
Series 2022-D-BMR2, REMIC, 7.90%, (1 Month Term SOFR + 2.54%), 05/15/24 (d)	608	578
Lucali Limited
Series 2020-A-1A, 6.87%, (3 Month Term SOFR + 1.47%), 01/18/33 (d)	640	640
Madison Park Funding LII Ltd
Series 2021-A-52A, 6.77%, (3 Month Term SOFR + 1.36%), 01/22/35 (d)	994	990
Madison Park Funding Ltd
Series 2021-A-50A, 6.80%, (3 Month Term SOFR + 1.40%), 04/19/34 (d)	1,340	1,341
Madison Park Funding XIX, Ltd.
Series 2015-A1R2-19A, 6.59%, (3 Month Term SOFR + 1.18%), 01/24/28 (d)	476	476
Series 2015-AR3-19A, 0.00%, (3 Month Term SOFR + 0.00%), 01/22/37 (d)	469	469
Madison Park Funding XLV Ltd
Series 2020-AR-45A, 6.78%, (3 Month Term SOFR + 1.38%), 07/17/34 (d)	653	653
Madison Park Funding XXXII Ltd
Series 2018-A2R-32A, 6.87%, (3 Month Term SOFR + 1.46%), 01/22/31 (d)	290	288
Magnetite XXI, Limited
Series 2019-AR-21A, 6.70%, (3 Month Term SOFR + 1.28%), 04/20/34 (d)	920	917
Magnetite XXIII Ltd
Series 2019-AR-23A, 6.77%, (3 Month Term SOFR + 1.39%), 01/25/35 (d)	731	730
Magnetite XXIX, Limited
Series 2021-A-29A, 6.65%, (3 Month Term SOFR + 1.25%), 01/17/34 (d)	1,150	1,147
Magnetite XXVII Ltd
Series 2020-AR-27A, 6.82%, (3 Month Term SOFR + 1.40%), 10/20/34 (d)	250	250
Magnetite XXX, Limited
Series 2021-A-30A, 6.77%, (3 Month Term SOFR + 1.39%), 10/25/34 (d)	1,072	1,072
Magnetite XXXVI Ltd
Series 2023-A-36A, 7.21%, (3 Month Term SOFR + 1.80%), 04/22/36 (d)	607	609
Marlette Funding Trust 2023-3
Series 2023-A-3A, 6.49%, 03/17/25	471	471
Merchants Fleet Funding LLC
Series 2023-A-1A, 7.21%, 05/20/26	700	706
MHP Commercial Mortgage Trust 2021-STOR
Series 2021-A-STOR, REMIC, 6.18%, (1 Month Term SOFR + 0.81%), 07/15/38 (d)	603	591

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Series 2021-F-STOR, REMIC, 7.68%, (1 Month Term SOFR + 2.31%), 07/15/38 (d)	144	138
Milos CLO, Ltd.
Series 2017-AR-1A, 6.75%, (3 Month Term SOFR + 1.33%), 10/21/30 (d)	821	821
Morgan Stanley & Co. LLC
Series 2019-A3-L2, REMIC, 3.81%, 01/18/29	500	474
Morgan Stanley Capital I Trust 2016-UBS11
Series 2016-A4-UB11, REMIC, 2.78%, 08/17/26	700	654
Morgan Stanley Capital I Trust 2017-H1
Series 2017-A4-H1, REMIC, 3.26%, 03/17/27	700	658
Morgan Stanley Capital I Trust 2017-HR2
Series 2017-A4-HR2, REMIC, 3.59%, 12/17/27	210	198
Morgan Stanley Capital I Trust 2019-MEAD
Series 2019-A-MEAD, REMIC, 3.17%, 11/13/24	1,163	1,078
Series 2019-B-MEAD, REMIC, 3.18%, 11/13/24 (d)	168	153
Series 2019-C-MEAD, REMIC, 3.18%, 11/13/24 (d)	161	142
Morgan Stanley Capital I Trust 2019-NUGS
Series 2019-A-NUGS, REMIC, 6.43%, (1 Month Term SOFR + 1.06%), 12/15/36 (d)	900	709
NYMT Loan Trust 2022-CP1
Series 2022-A1-CP1, 2.04%, 09/25/27	159	144
Ocwen Loan Investment Trust 2023-HB1
Series 2023-A-HB1, 3.00%, 06/25/26 (d)	163	155
Open Trust 2023-AIR
Series 2023-A-AIR, REMIC, 8.41%, 11/17/25 (d)	761	761
Series 2023-B-AIR, REMIC, 9.16%, 11/17/25 (d)	459	459
Peace Park CLO Ltd
Series 2021-A-1A, 6.81%, (3 Month Term SOFR + 1.39%), 10/20/34 (d)	898	898
Planet Fitness Master
Series 2018-A2II-1A, 4.67%, 09/05/25	1,406	1,366
Series 2022-A2I-1A, 3.25%, 12/07/26	676	627
Series 2022-A2II-1A, 4.01%, 12/07/26	604	495
Series 2019-A2-1A, 3.86%, 12/05/49 (e)	635	554
Prima Capital CRE Securitization
Series 2021-A-9A, 6.92%, (1 Month USD LIBOR + 1.56%), 03/26/40 (d)	70	70
Prima Capital CRE Securitization 2021-1X
Series 2021-B-9A, 7.27%, (1 Month USD LIBOR + 1.91%), 03/26/40 (d)	313	307
Rockland Park Limited
Series 2021-A-1A, 6.80%, (3 Month Term SOFR + 1.38%), 04/20/34 (d)	1,241	1,240
RR 7 Ltd
Series 2019-A1AB-7A, 6.73%, (3 Month Term SOFR + 1.34%), 01/15/37 (d)	1,141	1,139
Sapphire Aviation Finance II Limited
Series 2020-A-1A, 3.23%, 03/15/27	568	491
Series 2020-B-1A, 4.34%, 03/15/27	210	156
SBA Towers, LLC
Series 2019-1C-1, 2.84%, 01/15/25	896	865
Series 2020-2C-1, 1.88%, 01/15/26	365	333
Series 2020-2C-2, 2.33%, 01/15/28	279	235
Silver Aircraft Lease Investment Limited
Series 2019-A-1, 3.97%, 07/15/26 (i)	566	475
SPGN 2022-TFLM Mortgage Trust
Series 2022-B-TFLM, REMIC, 7.36%, (1 Month Term SOFR + 2.00%), 02/15/24 (d)	278	264
Series 2022-C-TFLM, REMIC, 8.01%, (1 Month Term SOFR + 2.65%), 02/15/24 (d)	145	136
SREIT Commercial Mortgage Trust 2021-MFP
Series 2021-A-MFP, REMIC, 6.21%, (1 Month Term SOFR + 0.85%), 11/15/38 (d)	1,478	1,452
Series 2021-B-MFP, REMIC, 6.56%, (1 Month Term SOFR + 1.19%), 11/15/38 (d)	606	594
Series 2021-C-MFP, REMIC, 6.81%, (1 Month Term SOFR + 1.44%), 11/15/38 (d)	376	368
Series 2021-D-MFP, REMIC, 7.05%, (1 Month Term SOFR + 1.69%), 11/15/38 (d)	247	241
Stratus CLO 2022-1 Ltd
Series 2022-A-1A, 7.17%, (3 Month Term SOFR + 1.75%), 07/20/30 (d)	200	200
Symphony CLO XIX Ltd
Series 2018-A-19A, 6.62%, (3 Month Term SOFR + 1.22%), 04/16/31 (d)	533	533
Symphony CLO XXV, Ltd.
Series 2021-A-25A, 6.64%, (3 Month Term SOFR + 1.24%), 04/19/34 (d)	1,153	1,144
Symphony CLO XXVI, Ltd.
Series 2021-AR-26A, 6.76%, (3 Month Term SOFR + 1.34%), 04/20/33 (d)	2,158	2,155
Symphony CLO XXXII
Series 2022-A1-32A, 6.73%, (3 Month Term SOFR + 1.32%), 04/23/35 (d)	1,176	1,174
Tesla Auto Lease Trust 2023-A
Series 2023-A3-A, 5.89%, 08/20/25	606	607
Tesla Auto Lease Trust 2023-B
Series 2023-A2-B, 6.02%, 02/20/25	1,086	1,092
Series 2023-A3-B, 6.13%, 12/22/25	900	909
Thunderbolt II Aircraft Lease Limited
Series 2018-A-A, 4.15%, 09/15/25 (i)	1,124	969
Thunderbolt III Aircraft Lease Limited
Series 2019-A-1, 3.67%, 11/15/26 (i)	872	744
Toyota Lease Owner Trust 2023-A
Series 2023-A2-A, 5.30%, 08/20/25	586	584
Series 2023-A3-A, 4.93%, 04/20/26	625	624
VCAT 2021-NPL5 LLC
Series 2021-A1-NPL5, REMIC, 1.87%, 08/26/24 (i)	263	246
Verizon Master Trust
Series 2021-A-1, 0.50%, 05/20/24	2,500	2,450
Series 2023-A-2, 4.89%, 04/21/25	300	300
VLS Commercial Mortgage Trust 2020-LAB
Series 2020-A-LAB, REMIC, 2.13%, 10/11/30	1,251	1,017
Series 2020-B-LAB, REMIC, 2.45%, 10/11/30	70	57
Voya CLO 2020-1 Ltd.
Series 2020-AR-1A, 6.81%, (3 Month Term SOFR + 1.41%), 07/17/34 (d)	1,175	1,175
Voya CLO 2020-2 Ltd.
Series 2020-A1R-2A, 6.82%, (3 Month Term SOFR + 1.42%), 07/19/34 (d)	598	598
Voya CLO 2020-3 Ltd.
Series 2020-AR-3A, 6.83%, (3 Month Term SOFR + 1.41%), 10/20/34 (d)	1,189	1,189
Voya CLO 2023-1 Ltd
Series 2023-A1-1A, 7.17%, (3 Month Term SOFR + 1.80%), 01/21/37 (d)	1,100	1,098
Wells Fargo Commercial Mortgage Trust 2015-C26
Series 2015-A4-C26, REMIC, 3.17%, 01/17/25	575	559
Wells Fargo Commercial Mortgage Trust 2019-C49
Series 2019-ASB-C49, REMIC, 3.93%, 10/17/28	200	194
Wells Fargo Commercial Mortgage Trust 2021-FCMT
Series 2021-A-FCMT, REMIC, 6.68%, (1 Month Term SOFR + 1.31%), 05/15/24 (d)	688	668
Wheels Fleet Lease Funding 1 LLC
Series 2023-A-2A, 6.46%, 01/19/27	1,300	1,309
Willis Engine Structured Trust VII
Series 2023-A-A, 8.00%, 10/15/29 (i)	695	691
World Omni Auto Receivables Trust 2023-B
Series 2023-A2A-B, 5.25%, 02/18/25	310	309
Series 2023-A3-B, 4.66%, 09/15/26	662	658
World Omni Auto Receivables Trust 2023-C
Series 2023-A3-C, 5.15%, 11/15/28	323	326
World Omni Automobile Lease Securitization Trust 2023-A
Series 2023-A2A-A, 5.47%, 02/18/25	558	558
Total Non-U.S. Government Agency Asset-Backed Securities (cost $175,682)		172,945
SENIOR FLOATING RATE INSTRUMENTS 5.4%
Industrials 1.4%
ADS Tactical, Inc.
2021 Term Loan B, 11.21%, (1 Month Term SOFR + 5.75%), 03/04/28 (d)	129	128
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Advantage Sales & Marketing, Inc.
2021 Term Loan, 10.18%, (3 Month Term SOFR + 4.50%), 10/28/27 (d)	167	166
AI Aqua Merger Sub Inc
Term Loan, 0.00%, (SOFR + 4.25%), 07/31/28 (d) (p)	320	321
Air Canada
2021 Term Loan B, 9.14%, (3 Month Term SOFR + 3.50%), 07/27/28 (d)	108	109
Ali Group North America Corporation
2021 Term Loan B, 7.46%, (1 Month Term SOFR + 2.00%), 10/13/28 (d)	96	96
AlixPartners, LLP
2021 USD Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 02/04/28 (d)	236	236
Alliance Laundry Systems LLC
Term Loan B, 8.99%, (3 Month Term SOFR + 3.50%), 09/30/27 (d)	181	182
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 0.00%, (1 Month Term SOFR + 3.75%), 05/04/28 (d) (p)	75	75
2023 Term Loan B, 10.10%, (1 Month Term SOFR + 4.75%), 05/04/28 (d)	110	110
Amentum Government Services Holdings LLC
Term Loan B, 0.00%, (1 Month Term SOFR + 4.00%), 01/24/27 (d) (p)	35	35
Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 01/24/27 (d)	155	155
2020 2nd Lien Term Loan, 14.21%, (1 Month Term SOFR + 8.75%), 01/31/28 (d)	55	55
American Airlines, Inc.
2023 1st Lien Term Loan, 8.87%, (3 Month Term SOFR + 3.50%), 05/29/29 (d)	100	100
Amynta Agency Borrower Inc.
2023 Term Loan B, 0.00%, (1 Month Term SOFR + 5.00%), 02/14/28 (d) (p)	20	20
2023 Term Loan B, 10.35%, (1 Month Term SOFR + 5.00%), 02/14/28 (d)	135	135
Anticimex International AB
2021 USD Term Loan B4, 8.96%, (SOFR + 3.65%), 11/16/28 (d)	44	44
APi Group DE, Inc.
2023 Incremental Term Loan, 7.96%, (1 Month Term SOFR + 2.50%), 01/03/29 (d)	120	120
AppLovin Corporation
2021 Term Loan B, 8.45%, (1 Month Term SOFR + 3.10%), 10/25/28 (d)	44	44
2023 Term Loan B, 8.45%, (1 Month Term SOFR + 3.10%), 08/14/30 (d)	211	211
APX Group, Inc.
2021 Term Loan B, 8.92%, (Prime + 3.25%), 07/01/28 (d)	217	217
2021 Term Loan B, 10.75%, (Prime + 2.25%), 07/01/28 (d)	1	1
Archkey Solutions LLC
Term Loan, 10.71%, (1 Month Term SOFR + 5.25%), 06/30/28 (d)	79	78
Array Technologies, Inc.
Term Loan B, 8.93%, (3 Month Term SOFR + 3.25%), 10/07/27 (d)	202	202
Arsenal AIC Parent LLC
Term Loan, 9.85%, (1 Month Term SOFR + 4.50%), 07/27/30 (d)	150	150
Artera Services, LLC
Incremental Term Loan, 8.99%, (3 Month Term SOFR + 3.50%), 03/06/25 (d)	241	227
Arthur US Finco Inc
Term Loan, 0.00%, (SOFR + 5.25%), 12/14/29 (d) (p)	120	110
BrightView Landscapes, LLC
2022 Term Loan B, 8.38%, (3 Month Term SOFR + 3.00%), 04/14/29 (d)	92	92
Brookfield WEC Holdings Inc.
2022 Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 08/01/25 (d)	272	272
Calpine Construction Finance Company, L.P.
2023 Refinancing Term Loan B, 7.60%, (1 Month Term SOFR + 2.25%), 07/20/30 (d)	85	85
Canister International Group Inc.
Term Loan B, 10.20%, (1 Month Term SOFR + 4.75%), 12/21/26 (d)	120	120
Carnival Corporation
2023 Term Loan B, 8.36%, (SOFR + 3.00%), 08/01/27 (d)	189	189
2021 Incremental Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 10/08/28 (d)	349	349
Cast and Crew Payroll, LLC
2019 1st Lien Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 02/07/26 (d)	20	20
2021 Incremental Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 12/30/28 (d)	133	133
Ceridian HCM Holding Inc.
2018 Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 04/05/25 (d)	178	178
CHG Healthcare Services Inc.
2021 Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 09/22/28 (d)	59	59
2023 Incremental Term Loan, 9.14%, (3 Month Term SOFR + 3.75%), 09/30/28 (d)	60	60
Clean Harbors Inc.
2021 Incremental Term Loan B, 7.37%, (1 Month Term SOFR + 2.00%), 09/21/28 (d)	39	39
Clydesdale Acquisition Holdings Inc
Term Loan B, 9.62%, (1 Month Term SOFR + 4.17%), 03/30/29 (d)	828	831
Conair Holdings, LLC
Term Loan B, 9.21%, (1 Month Term SOFR + 3.75%), 05/13/28 (d)	152	148
Congruex Group LLC
Term Loan, 11.28%, (3 Month Term SOFR + 5.75%), 04/26/29 (d) (m)	133	127
Constant Contact Inc
Term Loan, 9.69%, (3 Month Term SOFR + 4.00%), 12/31/24 (d)	164	160
Corporation Service Company
Term Loan B, 8.70%, (1 Month Term SOFR + 3.25%), 08/10/29 (d)	77	77
Covanta Holding Corporation
2021 Term Loan B, 7.84%, (1 Month Term SOFR + 2.50%), 11/16/28 (d)	96	96
2021 Term Loan C, 7.84%, (1 Month Term SOFR + 2.50%), 11/16/28 (d)	7	7
2023 Term Loan B, 8.36%, (1 Month Term SOFR + 3.00%), 11/30/28 (d)	46	46
2023 Term Loan C, 8.36%, (1 Month Term SOFR + 3.00%), 11/30/28 (d)	3	3
CPM Holdings, Inc.
2023 Term Loan, 9.84%, (1 Month Term SOFR + 4.50%), 09/18/28 (d)	55	55
CQP Holdco LP
2023 4th Amendment Term Loan, 8.36%, (3 Month Term SOFR + 3.00%), 12/31/30 (d)	617	618
Crown Subsea Communications Holding,Inc.
2021 Term Loan, 10.46%, (1 Month Term SOFR + 5.00%), 04/20/27 (d)	131	132
2023 Incremental Term Loan, 10.71%, (1 Month Term SOFR + 5.25%), 04/27/27 (d)	69	69
Da Vinci Purchaser Corp.
2019 Term Loan, 9.46%, (1 Month Term SOFR + 4.00%), 12/10/26 (d)	167	167
Deerfield Dakota Holding, LLC
2020 USD Term Loan B, 9.14%, (3 Month Term SOFR + 3.75%), 03/05/27 (d)	121	119
DG Investment Intermediate Holdings 2, Inc.
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 12/31/24 (d)	119	118
2022 Incremental Term Loan, 10.10%, (1 Month Term SOFR + 4.75%), 03/31/28 (d)	153	152
2021 2nd Lien Term Loan, 12.21%, (1 Month Term SOFR + 6.75%), 03/18/29 (d)	75	67
Driven Holdings, LLC
Term Loan B, 8.47%, (SOFR + 3.00%), 11/17/28 (d)	34	34
EAB Global, Inc.
2021 Term Loan, 0.00%, (1 Month Term SOFR + 3.50%), 12/31/24 (d) (p)	90	90

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
2021 Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 12/31/24 (d)	39	39
Electron BidCo Inc.
2021 Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 10/29/28 (d)	93	93
Employbridge Holding Company
2021 Term Loan B, 10.41%, (3 Month Term SOFR + 4.75%), 07/16/28 (d)	152	124
Emrld Borrower LP
Term Loan B, 8.35%, (1 Month Term SOFR + 3.00%), 05/04/30 (d)	250	251
Ensemble RCM, LLC
Term Loan, 9.23%, (SOFR + 3.75%), 07/24/26 (d)	216	216
Entegris, Inc.
2023 Term Loan B, 7.82%, (3 Month Term SOFR + 2.50%), 07/06/29 (d)	199	200
EOS Finco Sarl
2022 USD Term Loan, 11.16%, (SOFR + 5.75%), 08/03/29 (d)	73	67
ERM Emerald US Inc.
USD Term Loan B1, 9.40%, (3 Month Term SOFR + 3.75%), 06/24/26 (d)	49	49
Fertitta Entertainment, LLC
2022 Term Loan B, 9.35%, (SOFR + 4.00%), 01/13/29 (d) (n)	1,453	1,453
Filtration Group Corporation
2023 USD Term Loan, 9.71%, (1 Month Term SOFR + 4.25%), 03/27/25 (d)	229	230
FinCo I LLC
2023 Term Loan, 8.38%, (1 Month Term SOFR + 3.00%), 06/27/28 (d)	73	74
Focus Financial Partners, LLC
2022 Term Loan B5, 8.60%, (1 Month Term SOFR + 3.25%), 06/30/28 (d)	242	242
Forward Air Corporation
Term Loan B, 9.88%, (3 Month Term SOFR + 4.50%), 09/20/30 (d)	245	232
Foundever Worldwide Corporation
2021 USD Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 07/28/28 (d)	39	38
Franchise Group Intermediate Holdco, LLC
2021 First Out Term Loan B, 10.44%, (3 Month Term SOFR + 4.75%), 02/24/26 (d)	249	197
2023 Incremental Term Loan, 10.39%, (3 Month Term SOFR + 4.75%), 03/10/26 (d)	79	63
Genesee & Wyoming Inc. (New)
Term Loan, 7.49%, (3 Month Term SOFR + 2.00%), 10/29/26 (d)	82	82
Griffon Corporation
Term Loan B, 7.79%, (3 Month Term SOFR + 2.25%), 01/24/29 (d)	193	193
Groupe Solmax Inc.
Term Loan, 0.00%, (1 Month Term SOFR + 4.75%), 12/30/24 (d) (p)	30	29
Term Loan, 10.09%, (1 Month Term SOFR + 4.75%), 12/30/24 (d)	71	68
Term Loan, 10.15%, (3 Month Term SOFR + 4.75%), 12/30/24 (d)	82	79
GTCR W Merger Sub LLC
Term Loan, 0.00%, (SOFR + 3.00%), 09/21/30 (d) (p)	780	783
Harbourvest Partners, LLC
2023 Term Loan B, 8.39%, (3 Month Term SOFR + 3.00%), 04/06/30 (d)	231	232
HighTower Holdings LLC
2021 Term Loan B, 9.64%, (3 Month Term SOFR + 4.00%), 04/08/26 (d)	166	166
Homeserve USA Holding Corp
Term Loan, 8.36%, (1 Month Term SOFR + 3.00%), 10/12/30 (d)	175	175
Hunter Holdco 3 Limited
USD Term Loan B, 9.74%, (3 Month Term SOFR + 4.25%), 08/05/28 (d)	172	172
ICON Luxembourg S.A.R.L.
LUX Term Loan, 7.90%, (3 Month Term SOFR + 2.25%), 06/16/28 (d)	312	313
II-VI Incorporated
2022 Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 12/08/28 (d)	332	333
Indy US Bidco, LLC
2021 USD Term Loan, 9.09%, (1 Month Term SOFR + 3.75%), 03/05/28 (d) (n)	55	53
2021 USD Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 03/06/28 (d)	32	31
Ingersoll-Rand Services Company
2020 USD Spinco Term Loan, 7.20%, (1 Month Term SOFR + 1.75%), 02/05/27 (d)	21	21
IVC Acquisition Ltd
2023 USD Term Loan B, 0.00%, (3 Month Term SOFR + 5.50%), 11/16/28 (d) (p)	20	20
2023 USD Term Loan B, 10.89%, (3 Month Term SOFR + 5.50%), 11/16/28 (d)	170	170
Janus International Group, LLC
2023 Term Loan B, 8.76%, (3 Month Term SOFR + 3.25%), 07/26/30 (d)	40	40
KNS Acquisition Corp.
Term Loan, 11.71%, (1 Month Term SOFR + 6.25%), 04/16/27 (d)	144	127
KUEHG Corp.
2023 Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 05/22/30 (d)	519	520
LaserShip, Inc.
2021 Term Loan, 10.40%, (3 Month Term SOFR + 4.50%), 04/30/28 (d)	197	180
LBM Acquisition LLC
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 12/08/27 (d)	371	366
Learning Care Group, Inc.
2023 Term Loan, 10.11%, (3 Month Term SOFR + 4.75%), 08/08/28 (d)	13	13
2023 Term Loan, 10.12%, (3 Month Term SOFR + 4.75%), 08/08/28 (d)	16	16
2023 Term Loan, 10.14%, (3 Month Term SOFR + 4.75%), 08/08/28 (d)	51	51
2023 Term Loan, 10.14%, (3 Month Term SOFR + 4.75%), 08/08/28 (d)	29	29
2023 Term Loan, 10.14%, (3 Month Term SOFR + 4.75%), 08/08/28 (d)	6	6
LSF11 Trinity Bidco, Inc.
2023 Term Loan, 9.36%, (1 Month Term SOFR + 4.00%), 06/14/30 (d)	39	40
Midas Intermediate Holdco II, LLC
2022 PIK Term Loan, 13.71%, (1 Month Term SOFR + 6.85%), 06/30/27 (d) (n)	93	92
2022 PIK Term Loan, 13.71%, (1 Month Term SOFR + 1.50%), 06/30/27 (d)	10	10
Mileage Plus Holdings LLC
2020 Term Loan B, 10.77%, (3 Month Term SOFR + 5.25%), 06/21/27 (d)	229	237
Neptune Bidco US Inc
2022 USD Term Loan A, 10.26%, (3 Month Term SOFR + 4.75%), 10/11/28 (d)	154	140
OMNIA Partners LLC
Delayed Draw Term Loan, 0.00%, 07/19/30 (d) (p)	17	17
Term Loan B, 9.63%, (3 Month Term SOFR + 4.25%), 07/19/30 (d)	183	184
Optiv Security, Inc.
2023 Term Loan, 10.63%, (3 Month Term SOFR + 5.25%), 08/17/26 (d)	135	128
Oscar AcquisitionCo, LLC
Term Loan B, 9.99%, (3 Month Term SOFR + 4.50%), 04/29/29 (d)	331	327
Osmose Utilities Services, Inc.
Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 06/18/28 (d)	10	10
Patagonia Holdco LLC
Term Loan B1, 11.12%, (3 Month Term SOFR + 5.75%), 08/01/29 (d) (n)	210	190
Pathway Vet Alliance LLC
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 03/31/27 (d)	79	69

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Petco Health and Wellness Company, Inc.
2021 Term Loan B, 8.90%, (3 Month Term SOFR + 3.25%), 02/25/28 (d)	129	122
Pike Corporation
2021 Incremental Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 01/15/28 (d)	101	101
PRA Health Sciences, Inc.
US Term Loan, 7.90%, (3 Month Term SOFR + 2.25%), 06/16/28 (d)	78	78
R1 RCM Inc
Term Loan, 0.00%, (SOFR + 3.00%), 12/31/49 (d) (p)	80	80
Rand Parent, LLC
2023 Term Loan B, 0.00%, (3 Month Term SOFR + 4.25%), 02/09/30 (d) (p)	10	10
2023 Term Loan B, 9.64%, (3 Month Term SOFR + 4.25%), 02/09/30 (d)	45	44
Red Planet Borrower, LLC
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 09/23/28 (d)	137	132
Reynolds Group Holdings Inc.
2020 Term Loan B2, 8.71%, (1 Month Term SOFR + 3.25%), 02/03/26 (d)	88	88
Rockwood Service Corporation
2020 Term Loan, 9.71%, (1 Month Term SOFR + 4.25%), 12/21/26 (d)	155	155
Runner Buyer, Inc.
2021 Term Loan B, 11.00%, (3 Month Term SOFR + 5.50%), 10/08/28 (d)	69	54
Sabert Corporation
2023 Term Loan, 9.22%, (SOFR + 3.75%), 12/10/26 (d)	143	144
SK Neptune Husky Group S.a.r.l
Term Loan, 15.37%, (3 Month Term SOFR + 10.00%), 04/30/24 (d) (m)	14	12
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 9.17%, (3 Month Term SOFR + 3.75%), 09/16/27 (d)	196	200
Smyrna Ready Mix Concrete, LLC
2023 Term Loan, 8.86%, (1 Month Term SOFR + 3.50%), 04/02/29 (d)	85	85
Spin Holdco Inc.
2021 Term Loan, 9.62%, (3 Month Term SOFR + 4.00%), 02/26/28 (d)	1,294	1,132
SRS Distribution Inc.
2022 Incremental Term Loan, 8.95%, (1 Month Term SOFR + 3.50%), 06/02/28 (d)	95	95
St. George Warehousing & Trucking Co. of CA, Inc.
2022 Term Loan, 11.54%, (3 Month Term SOFR + 6.00%), 03/24/28 (d)	89	64
Standard Industries Inc.
2021 Term Loan B, 7.72%, (1 Month Term SOFR + 2.25%), 08/05/28 (d)	74	75
TKC Holdings, Inc.
2022 PIK Toggle Holdco Term Loan, 13.50%, (6 Month USD LIBOR + 12.00%), 02/14/27 (d)	20	9
TransDigm, Inc.
2022 Term Loan H, 8.64%, (3 Month Term SOFR + 3.25%), 02/28/27 (d)	50	50
2023 Term Loan I, 8.64%, (3 Month Term SOFR + 3.25%), 08/10/28 (d)	970	974
Travelport Finance (Luxembourg) S.a.r.l.
2020 Super Priority Term Loan, 14.28%, (3 Month Term SOFR + 7.00%), 02/28/25 (d) (n)	106	103
2023 Consented Term Loan, 13.90%, (3 Month Term SOFR + 8.50%), 05/29/26 (d)	97	41
U.S. Silica Company
2023 Term Loan B, 10.20%, (1 Month Term SOFR + 4.75%), 03/16/30 (d)	101	101
United Airlines, Inc.
2021 Term Loan B, 9.22%, (3 Month Term SOFR + 3.75%), 04/14/28 (d)	302	303
USIC Holdings, Inc.
2021 Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 05/06/28 (d)	103	102
Vertical US Newco Inc
Term Loan B, 9.38%, (SOFR + 3.50%), 07/29/27 (d)	108	108
VM Consolidated, Inc.
2021 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 03/19/28 (d)	144	145
White Cap Buyer LLC
Term Loan B, 9.10%, (1 Month Term SOFR + 3.75%), 10/08/27 (d)	150	151
WIN Waste Innovations Holdings, Inc.
2021 Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 03/31/28 (d)	133	124
Worldwide Express Operations, LLC
2021 1st Lien Term Loan, 9.65%, (3 Month Term SOFR + 4.00%), 07/22/28 (d)	217	212
		22,413
Communication Services 0.9%
19th Holdings Golf, LLC
2022 Term Loan B, 8.70%, (SOFR + 3.35%), 01/27/29 (d)	205	203
A&V Holdings Midco, LLC
2020 Term Loan B, 11.14%, (6 Month Term SOFR + 4.50%), 03/10/27 (d)	162	159
Academy, Ltd.
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 11/05/27 (d)	144	144
AIT Worldwide Logistics, Inc
2021 Term Loan, 10.10%, (1 Month Term SOFR + 4.75%), 04/01/28 (d)	167	165
Allen Media, LLC
2021 Term Loan B, 11.04%, (3 Month Term SOFR + 5.50%), 02/10/27 (d) (n)	429	379
Alterra Mountain Company
2021 Series B-2 Consenting Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 07/30/28 (d)	165	165
Altice Financing SA
2022 USD Term Loan, 10.39%, (SOFR + 5.00%), 10/31/27 (d)	69	69
Altice France S.A.
2023 USD Term Loan B14, 10.89%, (SOFR + 5.50%), 08/31/28 (d)	1,169	1,047
AP Core Holdings II, LLC
Amortization Term Loan B1, 10.96%, (1 Month Term SOFR + 5.50%), 07/21/27 (d)	133	130
High-Yield Term Loan B2, 10.96%, (1 Month Term SOFR + 5.50%), 07/21/27 (d)	175	171
Arcis Golf LLC
Term Loan, 9.71%, (SOFR + 3.75%), 11/24/28 (d)	153	153
Cablevision Lightpath LLC
Term Loan B, 8.73%, (1 Month Term SOFR + 3.25%), 09/15/27 (d)	48	48
Charter Communications Operating, LLC
2019 Term Loan B2, 7.13%, (1 Month Term SOFR + 1.75%), 02/01/27 (d)	824	824
Ciena Corporation
2020 Term Loan B, 7.36%, (1 Month Term SOFR + 2.00%), 10/24/30 (d)	55	55
City Football Group Limited
Term Loan, 8.47%, (SOFR + 3.00%), 07/08/28 (d)	971	964
ClubCorp Holdings, Inc.
2023 Term Loan B2, 0.00%, (SOFR + 5.00%), 09/18/26 (d) (p)	25	24
2023 Term Loan B2, 10.65%, (SOFR + 5.00%), 10/01/28 (d)	413	397
Connect Finco Sarl
2021 Term Loan B, 8.85%, (1 Month Term SOFR + 3.50%), 12/11/26 (d)	36	36
Coral-US Co-Borrower, LLC
2020 Term Loan B2, 7.79%, (SOFR + 2.25%), 01/22/28 (d)	245	243
2021 Term Loan B6, 8.54%, (SOFR + 3.00%), 09/23/29 (d)	55	55
Crown Finance US, Inc.
2023 Exit Term Loan, 7.38%, (SOFR + 8.50%), 07/31/28 (d)	119	120
CSC Holdings, LLC
2017 Term Loan B1, 7.73%, (1 Month USD LIBOR + 2.25%), 07/15/25 (d)	71	70

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
2022 Term Loan B6, 9.86%, (1 Month Term SOFR + 4.50%), 01/17/28 (d)	509	490
Dave & Buster's, Inc.
2023 Term Loan, 9.19%, (1 Month Term SOFR + 3.75%), 06/29/29 (d)	149	149
Delta 2 (LUX) S.a.r.l.
2022 Term Loan B, 7.60%, (1 Month Term SOFR + 2.25%), 01/15/30 (d)	305	306
Diamond Sports Group, LLC
2022 First Priority Term Loan, 0.00%, (1 Month Term SOFR + 8.00%), 05/19/26 (d) (f) (g)	55	40
2022 2nd Lien Term Loan, 0.00%, (3 Month Term SOFR + 5.25%), 08/24/26 (d) (f) (g) (n)	581	23
DirecTV Financing, LLC
Term Loan, 10.65%, (1 Month Term SOFR + 5.00%), 07/22/27 (d)	145	145
Equinox Holdings, Inc.
2017 2nd Lien Term Loan, 12.73%, (3 Month USD LIBOR + 7.00%), 09/08/24 (d)	30	28
Fanatics Commerce Intermediate Holdco, LLC
Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 11/18/28 (d)	56	56
Fluidra, S.A.
2022 USD Term Loan B, 7.37%, (1 Month Term SOFR + 1.93%), 01/21/29 (d)	176	176
Flutter Entertainment PLC
Term Loan B, 7.60%, (SOFR + 2.25%), 11/18/30 (d)	175	175
Frontier Communications Corp.
2021 1st Lien Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 10/08/27 (d)	565	561
Gray Television, Inc.
2021 Term Loan D, 8.46%, (1 Month Term SOFR + 3.00%), 10/27/28 (d)	162	160
Great Outdoors Group, LLC
2021 Term Loan B1, 9.40%, (1 Month Term SOFR + 3.75%), 02/26/28 (d)	3,125	3,122
Greeneden U.S. Holdings II, LLC
2020 USD Term Loan B4, 9.46%, (1 Month Term SOFR + 4.00%), 10/08/27 (d)	170	170
GVC Holdings (Gibraltar) Limited
2021 USD Term Loan B4, 7.99%, (3 Month Term SOFR + 2.50%), 03/16/27 (d)	93	93
Herschend Entertainment Company, LLC
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 08/18/28 (d)	54	54
LCPR Loan Financing LLC
2021 Term Loan B, 9.29%, (SOFR + 3.75%), 09/25/28 (d)	40	40
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 7.96%, (1 Month Term SOFR + 2.50%), 06/13/26 (d)	156	156
Ontario Gaming GTA LP
Term Loan B, 9.64%, (3 Month Term SOFR + 4.25%), 07/11/30 (d)	90	90
Recess Holdings, Inc.
2023 Term Loan, 9.39%, (3 Month Term SOFR + 4.00%), 03/31/27 (d)	65	65
Scientific Games International, Inc.
2022 USD Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 04/07/29 (d)	261	261
SeaWorld Parks & Entertainment, Inc.
2021 Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 08/12/28 (d)	83	83
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 10.23%, (3 Month USD LIBOR + 4.50%), 06/20/24 (d)	296	228
2017 2nd Lien Term Loan, 13.90%, (3 Month USD LIBOR + 8.25%), 06/30/25 (d)	150	75
Simon & Schuster Inc
Term Loan B, 9.39%, (SOFR + 4.00%), 09/27/30 (d)	123	124
Sinclair Television Group Inc.
Term Loan B2B, 7.96%, (1 Month Term SOFR + 2.50%), 07/18/26 (d)	86	79
2022 Term Loan B4, 9.20%, (1 Month Term SOFR + 3.75%), 04/13/29 (d)	74	60
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 8.90%, (3 Month Term SOFR + 3.25%), 07/04/28 (d)	77	77
Topgolf Callaway Brands Corp.
Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 03/14/30 (d)	263	263
UFC Holdings, LLC
2021 Term Loan B, 8.40%, (3 Month Term SOFR + 2.75%), 04/29/26 (d)	92	92
Univision Communications Inc.
2021 First Lien Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 03/15/26 (d)	147	147
2022 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 05/06/28 (d)	472	471
2022 First Lien Term Loan B, 9.64%, (3 Month Term SOFR + 4.25%), 06/10/29 (d)	59	59
Virgin Media Bristol LLC
2023 USD Term Loan Y, 8.79%, (SOFR + 3.25%), 03/06/31 (d)	130	129
		13,868
Information Technology 0.8%
Applied Systems, Inc.
2022 Extended 1st Lien Term Loan, 9.89%, (3 Month Term SOFR + 4.50%), 09/19/26 (d)	203	204
Aptean, Inc.
2019 Term Loan, 9.70%, (1 Month Term SOFR + 4.25%), 04/23/26 (d)	152	152
Arches Buyer Inc.
2021 Term Loan B, 8.70%, (1 Month Term SOFR + 3.25%), 12/06/27 (d)	100	98
Ascend Learning, LLC
2021 Term Loan, 8.95%, (1 Month Term SOFR + 3.50%), 11/18/28 (d)	167	164
2021 2nd Lien Term Loan, 11.20%, (1 Month Term SOFR + 5.75%), 11/18/29 (d)	140	120
Athenahealth Group, Inc.
2022 Term Loan B, 8.60%, (1 Month Term SOFR + 3.25%), 01/27/29 (d)	79	79
AZZ Inc.
Term Loan B, 9.10%, (1 Month Term SOFR + 3.75%), 05/06/29 (d)	198	199
Camelot U.S. Acquisition LLC
Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 10/31/26 (d)	104	104
CentralSquare Technologies, LLC
2018 1st Lien Term Loan, 9.29%, (3 Month Term SOFR + 3.75%), 08/15/25 (d)	144	139
Cloud Software Group, Inc.
2022 USD Term Loan B, 9.99%, (SOFR + 4.50%), 03/30/29 (d)	488	476
CoreLogic, Inc.
Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 04/14/28 (d)	374	363
DCert Buyer, Inc.
2019 Term Loan B, 9.35%, (1 Month Term SOFR + 4.00%), 07/31/26 (d)	379	375
2021 2nd Lien Term Loan, 12.35%, (1 Month Term SOFR + 7.00%), 02/16/29 (d)	140	127
ECL Entertainment, LLC
2023 Term Loan B, 10.14%, (3 Month Term SOFR + 4.75%), 08/16/30 (d)	70	70
Epicor Software Corporation
2020 Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 07/21/27 (d)	214	215
2023 Incremental Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 07/31/27 (d)	50	50
Esdec Solar Group B.V.
Term Loan B, 10.40%, (3 Month Term SOFR + 4.75%), 08/23/28 (d)	115	110
Finastra USA, Inc.
2023 Term Loan, 12.71%, (3 Month Term SOFR + 7.25%), 09/13/29 (d) (m)	175	171
Flexera Software LLC
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 3.75%), 01/26/28 (d) (p)	65	65
2021 Term Loan B, 9.21%, (1 Month Term SOFR + 3.75%), 01/26/28 (d)	155	154

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Gainwell Acquisition Corp.
Term Loan B, 9.49%, (3 Month Term SOFR + 4.00%), 08/17/27 (d)	99	96
Galaxy US Opco Inc.
Term Loan, 10.13%, (3 Month Term SOFR + 4.75%), 04/19/29 (d)	139	114
Gen Digital Inc.
2022 Term Loan B, 7.45%, (SOFR + 2.00%), 01/28/29 (d)	501	501
Go Daddy Operating Company, LLC
2021 Term Loan B4, 7.46%, (1 Month Term SOFR + 2.00%), 08/10/27 (d)	121	121
2022 Term Loan B5, 7.85%, (1 Month Term SOFR + 2.50%), 10/21/29 (d)	182	182
GTT Communications, Inc.
2022 Opco Term Loan, 12.45%, (1 Month Term SOFR + 7.10%), 12/30/27 (d)	110	95
2022 Holdco Term Loan, 14.49%, (3 Month Term SOFR + 9.10%), 06/30/28 (d)	87	55
Helios Software Holdings, Inc.
2023 Term Loan B, 9.74%, (3 Month Term SOFR + 4.25%), 07/13/30 (d)	45	45
I-Logic Technologies Bidco Limited
2021 USD Term Loan B, 9.54%, (3 Month Term SOFR + 4.00%), 12/31/24 (d)	64	64
Imprivata, Inc
Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 11/24/27 (d)	122	122
ION Trading Finance Limited
2021 USD Term Loan, 10.24%, (3 Month Term SOFR + 4.75%), 03/26/28 (d)	221	221
Maravai Intermediate Holdings, LLC
2022 Term Loan B, 8.40%, (SOFR + 3.00%), 10/15/27 (d) (n)	107	104
McAfee, LLC
2022 USD Term Loan B, 9.19%, (1 Month Term SOFR + 3.75%), 02/03/29 (d)	459	456
MKS Instruments, Inc.
2023 Term Loan B, 7.84%, (SOFR + 2.50%), 08/17/29 (d)	321	321
NCR Atleos LLC
Term Loan B, 10.20%, (1 Month Term SOFR + 4.75%), 09/22/30 (d)	165	164
Open Text Corporation
2023 Term Loan B, 8.20%, (1 Month Term SOFR + 2.75%), 01/31/30 (d)	427	427
Park Place Technologies, LLC
2020 Term Loan, 10.45%, (1 Month Term SOFR + 5.00%), 11/10/27 (d)	194	193
Pitney Bowes Inc.
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 4.00%), 03/12/28 (d) (p)	35	34
Polaris Newco LLC
USD Term Loan B, 0.00%, (1 Month Term SOFR + 4.00%), 06/03/28 (d) (p)	50	49
USD Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 06/03/28 (d)	773	761
Project Alpha Intermediate Holding, Inc.
2023 1st Lien Term Loan B, 10.09%, (SOFR + 4.75%), 10/18/30 (d)	260	261
Project Boost Purchaser, LLC
2019 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 05/22/26 (d)	53	53
Rackspace Technology Global, Inc.
2021 Term Loan B, 8.23%, (1 Month Term SOFR + 2.75%), 02/02/28 (d)	332	144
Renaissance Holding Corp.
2018 1st Lien Term Loan, 10.10%, (3 Month Term SOFR + 4.75%), 05/21/25 (d)	317	318
2023 Refi Term Loan, 10.10%, (3 Month Term SOFR + 4.75%), 05/21/25 (d)	3	3
Roper Industrial Products Investment Company LLC
2023 USD Term Loan, 9.35%, (SOFR + 4.00%), 11/22/29 (d)	75	75
Sophia, L.P.
2021 Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 10/07/27 (d)	63	63
2022 Incremental Term Loan B, 9.60%, (1 Month Term SOFR + 4.25%), 10/07/27 (d)	30	29
Sovos Compliance, LLC
2021 Term Loan, 9.96%, (1 Month Term SOFR + 4.50%), 08/11/28 (d)	109	108
SS&C European Holdings Sarl
2018 Term Loan B4, 7.21%, (1 Month Term SOFR + 1.75%), 02/27/25 (d)	196	196
SS&C Technologies Inc.
2018 Term Loan B3, 7.21%, (1 Month Term SOFR + 1.75%), 02/27/25 (d)	207	208
2018 Term Loan B5, 7.21%, (1 Month Term SOFR + 1.75%), 04/15/25 (d)	107	107
TTM Technologies, Inc.
2023 Term Loan B, 0.00%, (1 Month Term SOFR + 2.75%), 05/23/30 (d) (p)	20	20
2023 Term Loan B, 8.09%, (1 Month Term SOFR + 2.75%), 05/23/30 (d)	84	84
Uber Technologies, Inc.
2023 Term Loan B, 8.13%, (3 Month Term SOFR + 2.75%), 02/27/30 (d)	471	472
Ultimate Software Group Inc (The)
Term Loan B, 9.23%, (SOFR + 3.75%), 04/08/26 (d)	230	230
2021 Term Loan, 8.76%, (3 Month Term SOFR + 3.25%), 05/03/26 (d)	315	315
2023 Incremental Term Loan, 9.99%, (3 Month Term SOFR + 4.50%), 05/03/26 (d)	99	100
2021 2nd Lien Term Loan, 10.76%, (1 Month Term SOFR + 5.25%), 05/03/27 (d)	255	255
Veritas US Inc.
2021 USD Term Loan B, 10.46%, (1 Month Term SOFR + 5.00%), 09/01/25 (d)	218	181
Vertiv Group Corporation
2023 Term Loan B, 7.97%, (SOFR + 2.50%), 03/02/27 (d)	215	216
Zayo Group Holdings, Inc.
USD Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 02/18/27 (d)	530	454
2022 USD Incremental Term Loan B, 9.67%, (1 Month Term SOFR + 4.33%), 03/09/27 (d)	206	176
Zelis Healthcare Corporation
2021 Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 09/30/26 (d) (n)	224	224
		11,852
Consumer Discretionary 0.7%
1011778 B.C. Unlimited Liability Company
2023 Term Loan B5, 7.60%, (1 Month Term SOFR + 2.25%), 09/12/30 (d)	261	261
ABG Intermediate Holdings 2 LLC
2021 Term Loan B1, 0.00%, (SOFR + 3.50%), 12/08/28 (d) (p)	325	326
2021 Term Loan B1, 8.95%, (SOFR + 3.50%), 12/08/28 (d)	788	791
ACProducts, Inc.
2021 Term Loan B, 9.90%, (3 Month Term SOFR + 4.25%), 05/17/28 (d)	572	501
American Trailer World Corp.
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 02/17/28 (d)	202	197
Apro, LLC
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 11/14/26 (d)	154	154
Aramark Services, Inc.
2019 Term Loan B4, 7.21%, (1 Month Term SOFR + 1.75%), 12/04/26 (d)	117	116
2021 Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 04/06/28 (d)	85	85
At Home Group Inc.
Term Loan B, 9.71%, (SOFR + 4.25%), 12/31/24 (d)	138	59
Avis Budget Car Rental, LLC
2020 Term Loan B, 7.21%, (1 Month Term SOFR + 1.75%), 07/30/27 (d)	50	50
2023 Term Loan C, 8.47%, (1 Month Term SOFR + 3.00%), 03/16/29 (d)	57	58

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Belron Finance US LLC
2023 Term Loan, 8.00%, (SOFR + 2.50%), 04/06/29 (d)	45	45
BJ's Wholesale Club, Inc.
2023 Term Loan B, 7.36%, (3 Month Term SOFR + 2.00%), 02/03/29 (d)	89	89
Bombardier Recreational Products, Inc.
2020 Term Loan, 7.45%, (1 Month Term SOFR + 2.00%), 05/24/27 (d)	53	53
2023 Term Loan B3, 8.10%, (1 Month Term SOFR + 2.75%), 12/13/29 (d)	143	143
Byju's Alpha, Inc.
Term Loan B, 15.25%, (Prime + 7.00%), 11/05/26 (d)	181	63
Caesars Entertainment Corp
Term Loan B, 8.70%, (1 Month Term SOFR + 3.25%), 01/25/30 (d)	938	939
Canada Goose Inc.
2021 Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 10/07/27 (d)	63	62
Clarios Global LP
2023 Incremental Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 04/20/30 (d)	244	245
EG Group Limited
2023 USD Tranche C Term Loan B, 0.00%, (SOFR + 5.50%), 02/07/28 (d) (p)	195	191
EG Group Ltd
Term B1, 0.00%, (SOFR + 5.50%), 02/29/28 (d) (m) (p)	150	145
Empire Today, LLC
2021 Term Loan B, 10.46%, (3 Month Term SOFR + 5.00%), 04/01/28 (d)	78	61
Flynn Restaurant Group LP
2021 Term Loan B, 9.71%, (1 Month Term SOFR + 4.25%), 11/22/28 (d)	89	89
Four Seasons Hotels Limited
2023 Term Loan B, 7.95%, (1 Month Term SOFR + 2.50%), 11/30/29 (d)	209	210
Fugue Finance B.V.
2023 USD Term Loan B, 9.39%, (3 Month Term SOFR + 4.00%), 01/31/28 (d)	114	115
Global Education Management Systems Establishment
Term Loan, 10.40%, (3 Month Term SOFR + 4.75%), 07/30/26 (d)	211	212
Golden Entertainment, Inc.
2023 Term Loan B, 8.20%, (1 Month Term SOFR + 2.75%), 05/18/30 (d)	229	229
GVC Holdings (Gibraltar) Limited
2022 USD Term Loan B2, 8.99%, (3 Month Term SOFR + 3.50%), 10/18/29 (d)	203	203
Harbor Freight Tools USA, Inc.
2021 Term Loan B, 8.09%, (1 Month Term SOFR + 2.75%), 10/19/27 (d)	102	101
Hilton Grand Vacations Borrower LLC
2021 Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 05/20/28 (d)	713	713
J J Ventures Gaming LLC
Term Loan, 0.00%, (SOFR + 4.25%), 04/26/28 (d) (p)	87	85
J&J Ventures Gaming, LLC
Term Loan, 9.65%, (3 Month Term SOFR + 4.00%), 04/07/28 (d)	108	106
2023 Incremental Term Loan B, 9.71%, (1 Month Term SOFR + 4.25%), 04/26/28 (d)	48	47
Jo-Ann Stores, Inc.
2021 Term Loan B1, 10.39%, (3 Month Term SOFR + 4.75%), 06/30/28 (d)	88	4
Les Schwab Tire Centers
Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 10/26/27 (d)	151	151
LIDS Holdings, Inc.
Term Loan, 11.03%, (3 Month Term SOFR + 5.50%), 12/03/26 (d) (m)	125	121
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 7.20%, (1 Month Term SOFR + 1.75%), 08/29/25 (d)	193	193
Mattress Firm Inc
2021 Term Loan B, 9.95%, (6 Month USD LIBOR + 4.25%), 09/21/28 (d)	385	381
Michaels Companies, Inc.
2021 Term Loan B, 9.90%, (3 Month Term SOFR + 4.25%), 04/08/28 (d)	185	153
Motel 6
Term Loan B, 10.46%, (1 Month Term SOFR + 5.00%), 09/09/26 (d)	55	55
Oravel Stays Singapore Pte. Ltd.
Term Loan B, 13.88%, (3 Month Term SOFR + 8.25%), 06/02/26 (d)	44	40
P.F. Chang's China Bistro Inc.
2019 Term Loan B, 11.67%, (3 Month Term SOFR + 6.25%), 03/01/26 (d)	—	—
2019 Term Loan B, 11.78%, (SOFR + 6.25%), 03/01/26 (d)	116	115
Pacific Bells, LLC
Term Loan B, 10.15%, (3 Month Term SOFR + 4.50%), 10/12/28 (d)	142	141
PCI Gaming Authority
Term Loan, 7.96%, (1 Month Term SOFR + 2.50%), 05/15/26 (d)	69	69
PENN Entertainment, Inc.
2022 Term Loan B, 8.20%, (1 Month Term SOFR + 2.75%), 04/13/29 (d)	64	64
Power Stop, LLC
2022 Term Loan, 10.20%, (1 Month Term SOFR + 4.75%), 01/26/29 (d)	231	215
RC Buyer, Inc.
2021 Term Loan, 8.89%, (3 Month Term SOFR + 3.50%), 07/28/28 (d)	54	53
RealTruck Group, Inc.
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 01/20/28 (d)	122	120
Restoration Hardware, Inc.
Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 10/15/28 (d)	87	85
RVR Dealership Holdings, LLC
Term Loan B, 9.21%, (SOFR + 3.75%), 02/08/28 (d)	64	55
Solis IV BV
USD Term Loan B1, 8.88%, (3 Month Term SOFR + 3.50%), 02/09/29 (d)	850	845
Sotheby's
2021 Term Loan B, 10.16%, (SOFR + 4.50%), 01/15/27 (d)	105	103
Specialty Building Products Holdings, LLC
2021 Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 10/05/28 (d)	89	88
Station Casinos LLC
2020 Term Loan B, 7.70%, (1 Month Term SOFR + 2.25%), 01/30/27 (d)	304	304
Sweetwater Borrower, LLC
Term Loan B, 9.71%, (1 Month Term SOFR + 4.25%), 12/31/24 (d)	212	211
Tory Burch LLC
Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 04/14/28 (d)	205	205
Victoria's Secret & Co.
Term Loan B, 8.89%, (3 Month Term SOFR + 3.25%), 06/30/28 (d)	152	151
Weber-Stephen Products LLC
Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 10/20/27 (d)	99	86
WH Borrower, LLC
Term Loan, 10.90%, (SOFR + 5.50%), 02/09/27 (d)	143	142
2023 Incremental Term Loan, 0.00%, (SOFR + 5.50%), 02/15/27 (d) (m) (p)	180	179
2023 Incremental Term Loan, 10.90%, (SOFR + 5.50%), 02/15/27 (d) (m)	179	178
Wyndham Hotels & Resorts, Inc.
2023 Term Loan B, 7.70%, (1 Month Term SOFR + 2.25%), 05/19/30 (d)	70	70
		11,321

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Financials 0.5%
Acrisure, LLC
2020 Term Loan B, 9.15%, (3 Month USD LIBOR + 3.50%), 01/30/27 (d)	514	512
2021 First Lien Term Loan B, 9.90%, (3 Month USD LIBOR + 4.25%), 02/15/27 (d)	454	455
2023 Term Loan, 9.89%, (3 Month Term SOFR + 4.50%), 10/20/30 (d)	293	293
AmWINS Group, Inc.
2023 Incremental Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 02/19/28 (d)	69	69
Aretec Group, Inc.
2023 Incremental Term Loan, 9.95%, (1 Month Term SOFR + 4.50%), 03/08/30 (d)	254	254
AssuredPartners, Inc.
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 02/12/27 (d)	72	72
2020 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 02/13/27 (d)	77	77
Asurion LLC
2020 Term Loan B8, 8.71%, (1 Month Term SOFR + 3.25%), 12/23/26 (d)	1,410	1,406
2021 Term Loan B9, 8.71%, (1 Month Term SOFR + 3.25%), 02/05/28 (d)	160	159
2022 Term Loan B10, 9.45%, (1 Month Term SOFR + 4.00%), 08/16/28 (d)	181	180
2023 Term Loan B11, 9.70%, (1 Month Term SOFR + 4.25%), 08/19/28 (d)	82	82
2021 Second Lien Term Loan B4, 10.71%, (1 Month Term SOFR + 5.25%), 01/15/29 (d)	145	136
AVSC Holding Corp.
2020 Term Loan B1, 8.70%, (1 Month Term SOFR + 3.25%), 12/05/25 (d)	172	168
Broadstreet Partners, Inc.
2021 Term Loan B2, 8.71%, (1 Month Term SOFR + 3.25%), 01/27/27 (d)	49	49
2023 Term Loan B3, 9.37%, (1 Month Term SOFR + 4.00%), 01/26/29 (d)	125	125
Charlotte Buyer, Inc.
1st Lien Term Loan, 10.61%, (3 Month Term SOFR + 5.25%), 02/03/28 (d)	109	110
Citadel Securities LP
2023 Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 07/26/30 (d)	377	378
Hertz Corporation, (The)
2023 Incremental Term Loan B, 9.11%, (SOFR + 3.75%), 06/30/28 (d)	95	95
HUB International Limited
2023 Term Loan B, 9.66%, (SOFR + 4.25%), 06/08/30 (d)	913	916
Jones DesLauriers Insurance Management Inc.
2023 Term Loan B, 9.62%, (3 Month Term SOFR + 4.25%), 03/16/30 (d)	100	100
Kronos Acquisition Holdings Inc.
2021 Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 12/22/26 (d)	209	209
NEXUS Buyer LLC
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 10/14/26 (d)	201	199
2021 Second Lien Term Loan, 11.70%, (1 Month Term SOFR + 6.25%), 10/29/29 (d)	60	58
2023 Term Loan B2, 9.74%, (SOFR + 4.50%), 12/11/30 (d)	52	52
Novae LLC
1st Lien Term Loan, 10.52%, (3 Month Term SOFR + 5.00%), 01/19/29 (d) (n)	89	87
PECF USS Intermediate Holding III Corporation
Term Loan B, 0.00%, (1 Month Term SOFR + 4.25%), 11/04/28 (d) (p)	24	19
Term Loan B, 9.71%, (1 Month Term SOFR + 4.25%), 11/04/28 (d)	1	1
Term Loan B, 9.89%, (SOFR + 4.25%), 11/04/28 (d)	261	202
Ryan Specialty Group, LLC
Term Loan, 8.45%, (1 Month Term SOFR + 3.00%), 07/23/27 (d)	174	174
Sedgwick Claims Management Services, Inc.
2023 Term Loan B, 9.10%, (1 Month Term SOFR + 3.75%), 02/16/28 (d)	79	80
Superannuation and Investments US LLC
USD Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 09/23/28 (d)	49	49
Trans Union, LLC
2019 Term Loan B5, 7.20%, (1 Month Term SOFR + 1.75%), 11/13/26 (d)	115	115
2021 Term Loan B6, 7.71%, (1 Month Term SOFR + 2.25%), 11/16/28 (d)	172	172
USI, Inc.
2023 Acquisition Term Loan, 8.64%, (3 Month Term SOFR + 3.25%), 09/13/30 (d)	15	15
2023 Acquisition Term Loan, 8.64%, (1 Month Term SOFR + 3.25%), 09/13/30 (d)	20	20
Walker & Dunlop, Inc.
2021 Term Loan, 7.70%, (SOFR + 2.25%), 10/14/28 (d)	108	108
		7,196
Materials 0.4%
Aruba Investments, Inc.
2020 USD Term Loan, 9.45%, (1 Month Term SOFR + 4.00%), 10/28/27 (d)	210	207
2020 2nd Lien Term Loan, 13.20%, (1 Month Term SOFR + 7.75%), 10/28/28 (d)	140	131
Avient Corporation
Term Loan B7, 7.89%, (3 Month Term SOFR + 2.50%), 08/29/29 (d)	46	46
Axalta Coating Systems U.S. Holdings, Inc.
2023 USD Term Loan B4, 7.89%, (3 Month Term SOFR + 2.50%), 12/20/29 (d)	49	49
Bakelite US Holdco, Inc.
2022 Term Loan, 9.54%, (SOFR + 4.00%), 01/30/29 (d)	104	104
Berry Global, Inc.
2023 Term Loan AA, 7.22%, (SOFR + 1.75%), 07/01/29 (d)	166	166
Charter NEX US, Inc.
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 12/01/27 (d)	176	177
Chemours Company (The)
2023 USD Term Loan B, 8.85%, (1 Month Term SOFR + 2.50%), 08/10/28 (d)	349	348
2021 Term Loan B, 11.28%, (SOFR + 5.75%), 11/15/28 (d)	64	56
Consolidated Energy Finance, S.A.
Term Loan B, 7.95%, (1 Month Term SOFR + 2.50%), 05/07/25 (d)	210	203
2021 Incremental Term Loan, 8.95%, (1 Month Term SOFR + 3.50%), 05/07/25 (d) (m)	102	99
Cyanco Intermediate 2 Corp.
2023 Term Loan B, 10.10%, (1 Month Term SOFR + 4.75%), 06/29/28 (d)	50	50
Derby Buyer LLC
USD Term Loan, 9.59%, (1 Month Term SOFR + 4.25%), 10/12/30 (d)	150	150
Discovery Purchaser Corporation
Term Loan, 0.00%, (3 Month Term SOFR + 4.38%), 08/04/29 (d) (p)	30	30
Term Loan, 9.77%, (3 Month Term SOFR + 4.38%), 08/04/29 (d)	521	512
Gemini HDPE LLC
2020 Term Loan B, 8.64%, (SOFR + 3.00%), 12/11/27 (d)	88	88
Graham Packaging Company Inc.
2021 Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 08/04/27 (d)	170	170
Hexion Holdings Corporation
2022 USD Term Loan, 10.02%, (SOFR + 4.50%), 03/02/29 (d)	140	134
2022 USD 2nd Lien Term Loan, 12.89%, (SOFR + 7.44%), 02/09/30 (d)	50	42
INEOS Quattro Holdings UK Ltd
2023 USD 1st Lien Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 03/09/29 (d)	234	232
2023 USD Term Loan, 9.20%, (1 Month Term SOFR + 3.75%), 03/01/30 (d)	65	63

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
INEOS US Finance LLC
2023 USD Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 02/09/30 (d)	65	65
Klockner-Pentaplast of America, Inc.
2021 Term Loan B, 10.48%, (6 Month Term SOFR + 4.72%), 02/04/26 (d)	167	157
Koppers Inc.
First Lien Term Loan B, 8.96%, (3 Month Term SOFR + 3.50%), 04/10/30 (d)	160	160
Lonza Group AG
USD Term Loan B, 9.42%, (3 Month Term SOFR + 3.92%), 04/29/28 (d)	136	122
Luxembourg Investment Company 428 S.a r.l.
Term Loan B, 10.54%, (SOFR + 5.00%), 10/22/28 (d)	57	25
New Arclin U.S. Holding Corp.
2021 Term Loan, 8.95%, (1 Month Term SOFR + 3.50%), 09/22/28 (d)	320	316
Nouryon Finance B.V.
2023 USD Term Loan B, 9.47%, (SOFR + 4.00%), 04/03/28 (d)	312	313
Olympus Water US Holding Corporation
2021 USD Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 09/21/28 (d)	364	363
2022 Incremental Term Loan, 9.99%, (3 Month Term SOFR + 4.50%), 11/09/28 (d)	128	128
2023 Incremental Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 11/09/28 (d)	150	150
Packaging Coordinators Midco, Inc.
2020 1st Lien Term Loan, 9.15%, (3 Month Term SOFR + 3.50%), 11/30/27 (d)	172	172
Pregis TopCo Corporation
1st Lien Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 07/25/26 (d)	97	97
2021 Incremental Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 07/31/26 (d)	73	73
RelaDyne Inc.
2023 Incremental Term Loan, 10.35%, (1 Month Term SOFR + 5.00%), 12/23/28 (d)	209	208
Reynolds Consumer Products LLC
Term Loan, 7.20%, (1 Month Term SOFR + 1.75%), 01/30/27 (d)	130	131
Reynolds Group Holdings Inc.
2021 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 09/20/28 (d)	117	117
Ring Container Technologies Group, LLC
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 08/12/28 (d)	83	83
RLG Holdings, LLC
2021 Term Loan, 9.71%, (1 Month Term SOFR + 4.25%), 07/02/28 (d)	78	73
Spa Holdings 3 Oy
USD Term Loan B, 9.65%, (3 Month Term SOFR + 4.00%), 03/18/28 (d)	102	101
TricorBraun Holdings, Inc.
2021 Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 01/29/28 (d)	246	244
W.R. Grace & Co.-Conn.
2021 Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 08/11/28 (d)	147	148
Windsor Holdings III, LLC
USD Term Loan B, 9.84%, (SOFR + 4.50%), 06/21/30 (d)	199	201
Zekelman Industries, Inc.
2020 Term Loan, 7.48%, (1 Month Term SOFR + 2.00%), 01/17/27 (d)	95	95
		6,599
Health Care 0.3%
Accelerated Health Systems, LLC
2022 Term Loan B, 9.79%, (3 Month Term SOFR + 4.25%), 02/01/29 (d)	49	41
AEA International Holdings (Lux) S.a.r.l.
Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 08/05/28 (d)	59	59
AHP Health Partners, Inc.
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 08/23/28 (d)	138	138
Avantor Funding, Inc.
2021 Term Loan B5, 7.70%, (1 Month Term SOFR + 2.25%), 11/08/27 (d)	102	102
Cano Health LLC
2022 Term Loan, 9.53%, (1 Month Term SOFR + 4.00%), 11/23/27 (d)	327	136
Catalent Pharma Solutions Inc.
2023 Term Loan B4, 8.36%, (1 Month Term SOFR + 3.00%), 02/22/28 (d)	75	75
CNT Holdings I Corp
2020 Term Loan, 8.93%, (3 Month Term SOFR + 3.50%), 10/16/27 (d)	146	146
Embecta Corp
Term Loan B, 8.34%, (3 Month Term SOFR + 3.00%), 01/27/29 (d)	157	154
GEO Group Inc
Term Loan, 0.00%, (SOFR + 7.13%), 03/23/27 (d) (p)	10	10
Help At Home, Inc.
2020 Delayed Draw Term Loan, 10.45%, (1 Month Term SOFR + 5.00%), 10/20/27 (d)	7	7
2020 Term Loan B, 10.45%, (1 Month Term SOFR + 5.00%), 10/20/27 (d)	55	54
2023-1 Incremental Term Loan, 10.45%, (1 Month Term SOFR + 5.00%), 10/29/27 (d)	25	25
ICU Medical, Inc.
Term Loan B, 6.04%, (3 Month Term SOFR + 2.50%), 12/16/28 (d)	25	25
Term Loan B, 8.04%, (3 Month Term SOFR + 2.50%), 12/16/28 (d)	88	88
Insulet Corporation
Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 04/29/28 (d)	398	399
Jazz Financing Lux S.a.r.l.
USD Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 04/22/28 (d)	555	558
MED ParentCo LP
1st Lien Term Loan, 9.71%, (1 Month Term SOFR + 4.25%), 08/01/26 (d)	87	86
2nd Lien Term Loan, 13.71%, (1 Month Term SOFR + 8.25%), 07/31/27 (d)	35	32
Medline Borrower, LP
USD Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 09/30/28 (d)	614	616
MJH Healthcare Holdings, LLC
2022 Term Loan B, 8.95%, (SOFR + 3.50%), 01/24/29 (d)	59	59
Organon & Co
USD Term Loan, 8.47%, (SOFR + 3.00%), 04/07/28 (d)	374	374
Perrigo Investments, LLC
Term Loan B, 7.70%, (1 Month Term SOFR + 2.25%), 04/05/29 (d) (n)	128	128
Pluto Acquisition I, Inc.
2021 1st Lien Term Loan, 9.65%, (3 Month Term SOFR + 4.00%), 06/20/26 (d)	122	95
Surgery Center Holdings, Inc.
2023 Term Loan, 8.86%, (SOFR + 3.50%), 12/05/30 (d)	156	157
U.S. Anesthesia Partners, Inc.
2021 Term Loan, 9.71%, (1 Month Term SOFR + 4.25%), 09/22/28 (d)	50	45
United FP Holdings, LLC
2019 1st Lien Term Loan, 9.64%, (SOFR + 4.00%), 12/30/26 (d)	574	511
2020 Incremental Term Loan, 14.14%, (SOFR + 8.50%), 12/30/26 (d) (m)	29	26
Upstream Rehabilition, Inc.
2021 Term Loan, 9.89%, (SOFR + 4.25%), 11/20/26 (d)	77	72
US Radiology Specialists, Inc.
2020 Term Loan, 10.74%, (3 Month Term SOFR + 5.25%), 12/10/27 (d)	73	72
		4,290
Consumer Staples 0.2%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 09/19/25 (d)	39	37

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
2021 Incremental Term Loan, 10.21%, (1 Month Term SOFR + 4.75%), 10/01/25 (d)	34	33
Anastasia Parent, LLC
2018 Term Loan B, 9.40%, (3 Month USD LIBOR + 3.75%), 08/03/25 (d)	238	143
Aspire Bakeries Holdings LLC
Term Loan, 9.61%, (3 Month Term SOFR + 4.25%), 12/16/30 (d) (m)	45	45
BW Gas & Convenience Holdings, LLC
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 03/17/28 (d)	123	121
Cardenas Markets, Inc.
2022 Term Loan, 12.24%, (3 Month Term SOFR + 6.75%), 07/20/29 (d)	223	223
Chobani, LLC
2020 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 10/20/27 (d)	202	202
Del Monte Foods, Inc.
2022 Term Loan, 9.70%, (Prime + 4.25%), 02/15/29 (d)	279	261
2022 Term Loan, 11.75%, (Prime + 3.25%), 02/15/29 (d)	1	1
Eagle Parent Corp.
2022 Term Loan B, 9.64%, (3 Month Term SOFR + 4.25%), 03/17/29 (d)	207	205
Froneri International Ltd.
2020 USD Term Loan, 7.70%, (1 Month Term SOFR + 2.25%), 01/29/27 (d)	173	174
JP Intermediate B, LLC
2023 Term Loan, 11.14%, (SOFR + 5.76%), 11/20/27 (d)	131	24
Naked Juice LLC
Term Loan, 8.74%, (SOFR + 3.25%), 01/20/29 (d) (n)	192	185
2nd Lien Term Loan, 11.49%, (SOFR + 6.00%), 01/25/30 (d)	55	44
Northeast Grocery, Inc.
Term Loan B, 12.86%, (SOFR + 7.50%), 12/05/28 (d)	80	79
Shearer's Foods, Inc.
2021 Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 09/15/27 (d)	105	105
Triton Water Holdings, Inc
Term Loan, 8.90%, (3 Month Term SOFR + 3.25%), 03/16/28 (d)	536	530
Upfield B.V.
2023 USD Term Loan B7, 0.00%, (SOFR + 3.00%), 01/31/28 (d) (p)	175	171
WOOF Holdings, Inc
1st Lien Term Loan, 9.36%, (3 Month Term SOFR + 3.75%), 12/16/27 (d)	220	178
		2,761
Utilities 0.1%
Breakwater Energy Parent S.a.r.l.
Term Loan, 16.65%, (3 Month USD LIBOR + 11.00%), 09/01/26 (d) (m)	496	480
ExGen Renewables IV, LLC
2020 Term Loan, 8.15%, (3 Month Term SOFR + 2.50%), 12/11/27 (d)	87	87
Generation Bridge Northeast, LLC
Term Loan B, 9.60%, (1 Month Term SOFR + 4.25%), 08/03/29 (d)	103	103
MH Sub I, LLC
2021 2nd Lien Term Loan, 11.59%, (1 Month Term SOFR + 6.25%), 02/12/29 (d)	100	93
New Fortress Energy Inc
Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 10/26/30 (d)	555	545
Pacific Gas And Electric Company
2020 Term Loan B1, 8.46%, (1 Month Term SOFR + 3.00%), 06/18/25 (d)	105	105
Vistra Operations Company LLC
1st Lien Term Loan B3, 7.21%, (1 Month Term SOFR + 1.75%), 12/11/25 (d)	276	275
		1,688
Energy 0.1%
BCP Renaissance Parent LLC
2023 Term Loan B, 8.87%, (3 Month Term SOFR + 3.50%), 09/21/30 (d)	141	141
Delek US Holdings, Inc.
2022 Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 11/10/29 (d)	297	297
GIP II Blue Holding, L.P
Term Loan B, 9.96%, (1 Month Term SOFR + 4.50%), 09/22/28 (d)	387	388
Limetree Bay Terminals, LLC
2022 Incremental Term Loan, 10.65%, (3 Month Term SOFR + 4.00%), 02/15/24 (d) (n)	161	144
Par Petroleum, LLC
2023 Term Loan B, 9.74%, (3 Month Term SOFR + 4.25%), 02/14/30 (d)	99	99
Traverse Midstream Partners LLC
2017 Term Loan, 9.24%, (SOFR + 3.75%), 09/22/24 (d)	70	70
		1,139
Real Estate 0.0%
Brand Industrial Services Inc
2023 Term Loan B, 10.88%, (3 Month Term SOFR + 5.50%), 07/25/30 (d)	460	457
Cushman & Wakefield U.S. Borrower, LLC
2020 Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 08/15/25 (d)	14	14
2023 Term Loan, 8.70%, (1 Month Term SOFR + 3.25%), 01/31/30 (d)	146	144
2023 Term Loan B, 9.35%, (1 Month Term SOFR + 4.00%), 01/31/30 (d)	70	70
Greystar Real Estate Partners, LLC
Term Loan, 9.12%, (3 Month Term SOFR + 3.75%), 08/07/30 (d)	90	90
		775
Total Senior Floating Rate Instruments (cost $85,345)		83,902
COMMON STOCKS 0.1%
Energy 0.1%
California Resources Corporation	2	88
Chesapeake Energy Corporation	5	362
Limetree Bay Cayman Limited (f) (m)	—	2
Mesquite Energy, Inc. (f) (m)	4	316
		768
Consumer Discretionary 0.0%
ACNR Holdings Inc. (f) (m)	3	245
Old Claimco, LLC (f) (m)	5	91
		336
Financials 0.0%
AFLAC Incorporated (f)	2	24
New Cineworld Ltd. (f) (m)	5	106
		130
Total Common Stocks (cost $313)		1,234
WARRANTS 0.0%
California Resources Corporation (f)	—	8
Carnelian Point Holdings, L.P. (f) (m)	—	—
Nostrum Oil & Gas PLC (f) (m)	10	—
Total Warrants (cost $0)		8
SHORT TERM INVESTMENTS 2.1%
Investment Companies 1.8%
JNL Government Money Market Fund - Class I, 5.22% (q) (r)	29,303	29,303
Securities Lending Collateral 0.3%
JNL Government Money Market Fund - Class SL, 5.32% (q) (r)	4,257	4,257
Total Short Term Investments (cost $33,560)		33,560
Total Investments 106.5% (cost $1,759,515)		1,670,556
Total Forward Sales Commitments (1.2)% (proceeds $19,298)		(19,497)
Total Purchased Options 0.0% (cost $464)		377
Other Derivative Instruments 0.0%		377
Other Assets and Liabilities, Net (5.3)%		(83,226)
Total Net Assets 100.0%		1,568,587

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

(a) All or a portion of the security is pledged or segregated as collateral.

(b) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $112,848.

(c) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $146,495 and 9.3% of the Fund.

(f) Non-income producing security.

(g) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(h) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(j) All or a portion of the security was on loan as of December 31, 2023.

(k) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(l) Convertible security.

(m) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(n) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(o) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(p) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(q) Investment in affiliate.

(r) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (1.2%)
GOVERNMENT AND AGENCY OBLIGATIONS (1.2%)
Mortgage-Backed Securities (1.2%)
Federal National Mortgage Association, Inc.
TBA, 4.00%, 01/15/54 (a)	(2,600)	(2,462)
TBA, 4.50%, 01/15/54 (a)	(1,475)	(1,432)
TBA, 5.00%, 01/15/54 (a)	(5,600)	(5,548)
TBA, 5.50%, 01/15/54 (a)	(10,000)	(10,055)
Total Government And Agency Obligations (proceeds $19,298)		(19,497)
Total Forward Sales Commitments (1.2%) (proceeds $19,298)		(19,497)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2023, the total proceeds for investments sold on a delayed delivery basis was $19,298.

JNL/Fidelity Institutional Asset Management Total Bond Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	75,182	540,295	586,174	3,089	—	—	29,303	1.8
JNL Government Money Market Fund, 5.32% - Class SL	—	147,131	142,874	183	—	—	4,257	0.3
JNL Securities Lending Collateral Fund - Institutional Class	7,484	183,042	190,526	270	—	—	—	—
	82,666	870,468	919,574	3,542	—	—	33,560	2.1

JNL/Fidelity Institutional Asset Management Total Bond Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Celtic Resources Holdings Designated Activity Company, 0.00%, 10/09/24	10/02/19	102	—	—
Cosan Overseas Limited, 8.25% (callable at 100, 02/05/24)	06/27/19	190	190	—
CQP Holdco LP, 7.50%, 12/15/33	12/08/23	250	259	—
DP World Salaam, 6.00% (callable at 100, 10/01/25)	02/15/23	200	199	—
Dubai, Government of, 5.25%, 01/30/43	10/27/22	170	189	—
Energean Israel Finance Ltd, 4.88%, 03/30/26	03/09/21	130	120	—
Leviathan Bond Ltd, 6.13%, 06/30/25	09/22/20	122	116	—
Leviathan Bond Ltd, 6.50%, 06/30/27	12/13/22	25	24	—
Minstry of Finance, Lebenon Republic of, 0.00%, 03/09/20	06/24/19	217	13	—
Minstry of Finance, Lebenon Republic of, 0.00%, 04/14/20	07/01/19	74	6	—
NagaCorp Ltd., 7.95%, 07/06/24	08/04/20	200	192	—
Petroleos de Venezuela, S.A., 0.00%, 10/28/22	05/15/17	3,158	663	0.1
Petroleos de Venezuela, S.A., 0.00%, 04/12/27	10/23/17	402	146	—
Presidencia de la Republica de El Salvador, 7.65%, 06/15/35	07/30/19	22	16	—
Sibur Securities Designated Activity Company, 0.00%, 07/08/25	10/06/20	51	33	—
TCS Finance Designated Activity Company, 0.00% (callable at 100, 12/20/26)	09/13/21	200	—	—
Tenet Healthcare Corporation, 4.63%, 06/15/28	06/02/20	70	67	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Fidelity Institutional Asset Management Total Bond Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TV Azteca S.A.B. de C.V., 0.00%, 08/09/24	07/01/19	300	116	—
		5,883	2,349	0.1

JNL/Fidelity Institutional Asset Management Total Bond Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 2 Year Note	134	April 2024	27,366	17	227
United States 5 Year Note	1,159	April 2024	123,345	99	2,723
				116	2,950
Short Contracts
United States 10 Year Note	(160)	March 2024	(17,490)	—	(572)
United States Long Bond	(9)	March 2024	(1,043)	2	(82)
				2	(654)

JNL/Fidelity Institutional Asset Management Total Bond Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
U.S. SOFR (A)	Receiving	4.00	(A)	03/20/26	28,410	(14)	(227)
U.S. SOFR (A)	Receiving	4.50	(A)	03/20/27	3,883	(2)	(48)
U.S. SOFR (A)	Receiving	4.25	(A)	03/20/29	2,461	—	(44)
U.S. SOFR (A)	Receiving	4.25	(A)	03/20/31	8,334	6	(192)
U.S. SOFR (A)	Receiving	4.00	(A)	03/20/44	1,756	8	(83)
						(2)	(594)

JNL/Fidelity Institutional Asset Management Total Bond Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Interest Rate Swaptions
3M LIBOR, 05/24/33	JPM	Call	3.31	05/22/28	5,700,000	5,700	228
3M LIBOR, 05/24/33	JPM	Put	3.31	05/22/28	5,700,000	5,700	149
							377

JNL/Fidelity Institutional Asset Management Total Bond Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Interest Rate Swaptions
3M LIBOR, 09/22/33	GSC	Call	3.77	09/20/28	3,200,000	3,200	(135)
3M LIBOR, 09/22/33	GSC	Put	3.77	09/20/28	3,200,000	3,200	(90)
							(225)

JNL/Fidelity Institutional Asset Management Total Bond Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
CMBX.NA.BBB-.16 (M)	CIT	N/A	3.00	04/17/65	140	26	35	(9)
CMBX.NA.BBB-.16 (M)	CIT	N/A	3.00	04/17/65	110	20	25	(5)
CMBX.NA.BBB-.16 (M)	CIT	N/A	3.00	04/17/65	150	27	34	(7)
CMBX.NA.BBB-.16 (M)	CIT	N/A	3.00	04/17/65	80	15	22	(7)
CMBX.NA.BBB-.16 (M)	CIT	N/A	3.00	04/17/65	70	12	17	(5)
CMBX.NA.BBB-.16 (M)	GSC	N/A	3.00	04/17/65	400	72	121	(49)
CMBX.NA.BBB-.16 (M)	GSC	N/A	3.00	04/17/65	210	38	61	(23)
CMBX.NA.BBB-.16 (M)	GSC	N/A	3.00	04/17/65	100	18	24	(6)
CMBX.NA.BBB-.16 (M)	GSC	N/A	3.00	04/17/65	200	37	50	(13)
CMBX.NA.BBB-.16 (M)	JPM	N/A	3.00	04/17/65	50	9	15	(6)
CMBX.NA.BBB-.16 (M)	JPM	N/A	3.00	04/17/65	190	34	55	(21)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Fidelity Institutional Asset Management Total Bond Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
CMBX.NA.BBB-.16 (M)	MSC	N/A	3.00	04/17/65	50	9	12	(3)
CMBX.NA.BBB-.16 (M)	MSC	N/A	3.00	04/17/65	100	18	25	(7)
CMBX.NA.BBB-.13 (M)	GSC	N/A	3.00	12/16/72	140	34	38	(4)
CMBX.NA.AAA.13 (M)	JPM	N/A	0.50	12/16/72	970	6	6	—
CMBX.NA.BBB-.16 (M)	CIT	N/A	3.00	04/17/65	60	11	17	(6)
CMBX.NA.BBB-.16 (M)	GSC	N/A	3.00	04/17/65	60	11	16	(5)
CMBX.NA.BBB-.16 (M)	GSC	N/A	3.00	04/17/65	30	5	8	(3)
CMBX.NA.BBB-.16 (M)	MSC	N/A	3.00	04/17/65	80	15	21	(6)
CMBX.NA.BBB-.16 (M)	MSC	N/A	3.00	04/17/65	130	23	30	(7)
CMBX.NA.BBB-.16 (M)	CIT	N/A	3.00	04/17/65	50	9	15	(6)
CMBX.NA.BBB-.16 (M)	CIT	N/A	3.00	04/17/65	270	49	83	(34)
					3,640	498	730	(232)
Credit default swap agreements - sell protection
CMBX.NA.AAA.15 (M)	MSC	0.00	0.50	11/18/64	(400)	(6)	(7)	1
CMBX.NA.AAA.13 (M)	MSC	0.00	0.50	12/16/72	(970)	(6)	(23)	17
					(1,370)	(12)	(30)	18

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Fidelity Institutional Asset Management Total Bond Fund
Assets - Securities
Government And Agency Obligations	—	912,946	—	912,946
Corporate Bonds And Notes	—	465,961	—	465,961
Non-U.S. Government Agency Asset-Backed Securities	—	172,945	—	172,945
Senior Floating Rate Instruments	—	82,319	1,583	83,902
Common Stocks	474	—	760	1,234
Warrants	8	—	—	8
Short Term Investments	33,560	—	—	33,560
	34,042	1,634,171	2,343	1,670,556
Liabilities - Securities
Government And Agency Obligations	—	(19,497)	—	(19,497)
	—	(19,497)	—	(19,497)
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	2,950	—	—	2,950
OTC Purchased Options	—	377	—	377
OTC Credit Default Swap Agreements	—	18	—	18
	2,950	395	—	3,345
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(654)	—	—	(654)
Centrally Cleared Interest Rate Swap Agreements	—	(594)	—	(594)
OTC Written Options	—	(225)	—	(225)
OTC Credit Default Swap Agreements	—	(232)	—	(232)
	(654)	(1,051)	—	(1,705)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/First Sentier Global Infrastructure Fund
COMMON STOCKS 99.1%
United States of America 57.8%
Alliant Energy Corporation	470	24,106
American Tower Corporation	153	32,961
Cheniere Energy, Inc.	154	26,213
Crown Castle Inc.	179	20,653
CSX Corporation	325	11,280
Dominion Energy, Inc.	421	19,789
DT Midstream, Inc.	269	14,750
Duke Energy Corporation	376	36,492
Entergy Corporation	252	25,505
Evergy, Inc.	266	13,911
Eversource Energy	224	13,802
Exelon Corporation	429	15,402
FirstEnergy Corp.	487	17,846
NextEra Energy, Inc.	689	41,852
Norfolk Southern Corporation	71	16,713
Targa Resources Corp.	218	18,980
The Southern Company	413	28,936
UGI Corporation	327	8,041
Union Pacific Corporation	108	26,512
Xcel Energy Inc.	385	23,846
		437,590
Australia 9.7%
Atlas Arteria Limited	5,615	22,064
Transurban Holdings Limited	5,498	51,257
		73,321
Mexico 6.7%
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V.	784	13,753
Grupo Aeroportuario del Sureste, S.A.B. de C.V. - Class B	799	23,466
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	1,259	13,588
		50,807
France 4.2%
Getlink S.E.	855	15,639
VINCI	127	15,895
		31,534
China 4.1%
Beijing Capital International Airport Co., Ltd. - Class H (a)	11,982	3,516
ENN energy Holdings Limited	1,837	13,539
Guangdong Investment Limited	7,616	5,549
Jiangsu Expressway Company Limited - Class H	9,070	8,154
		30,758
United Kingdom 3.7%
Severn Trent PLC	382	12,566
SSE PLC	654	15,468
		28,034
Canada 2.9%
AltaGas Ltd.	476	10,000
Emera Incorporated	310	11,787
		21,787
Switzerland 2.5%
Flughafen Zurich AG - Class N	90	18,907
Brazil 2.5%
CCR S.A.	6,434	18,706
Italy 2.4%
Hera S.p.A.	3,073	10,080
Infrastrutture Wireless Italiane S.p.A. (b)	617	7,801
		17,881
Japan 1.7%
West Japan Railway Company	314	13,092
Spain 0.9%
AENA, S.M.E., S.A. (b)	38	6,923
Total Common Stocks (cost $751,403)		749,340
SHORT TERM INVESTMENTS 1.1%
Investment Companies 1.1%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	8,455	8,455
Total Short Term Investments (cost $8,455)		8,455
Total Investments 100.2% (cost $759,858)		757,795
Other Assets and Liabilities, Net (0.2)%		(1,244)
Total Net Assets 100.0%		756,551

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/First Sentier Global Infrastructure Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	10,034	135,982	137,561	244	—	—	8,455	1.1
JNL Government Money Market Fund, 5.32% - Class SL	—	115,162	115,162	86	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	112,972	112,972	124	—	—	—	—
	10,034	364,116	365,695	454	—	—	8,455	1.1

JNL/First Sentier Global Infrastructure Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
AENA, S.M.E., S.A.	06/30/22	4,918	6,923	0.9
Infrastrutture Wireless Italiane S.p.A.	04/27/21	7,222	7,801	1.0
		12,140	14,724	1.9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/First Sentier Global Infrastructure Fund
Assets - Securities
Common Stocks
United States of America	437,590	—	—	437,590
Australia	—	73,321	—	73,321
Mexico	—	50,807	—	50,807
France	—	31,534	—	31,534
China	—	30,758	—	30,758
United Kingdom	—	28,034	—	28,034
Canada	21,787	—	—	21,787
Switzerland	—	18,907	—	18,907
Brazil	—	18,706	—	18,706
Italy	—	17,881	—	17,881
Japan	—	13,092	—	13,092
Spain	—	6,923	—	6,923
Short Term Investments	8,455	—	—	8,455
	467,832	289,963	—	757,795

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Franklin Templeton Income Fund
CORPORATE BONDS AND NOTES 50.2%
Health Care 10.6%
1375209 BC Ltd
9.00%, 01/30/28 (a) (b)	5,151	5,013
AbbVie Inc.
3.80%, 03/15/25	7,500	7,401
Amgen Inc.
5.25%, 03/02/33	4,000	4,098
Bausch + Lomb Corporation
8.38%, 10/01/28 (b)	3,000	3,166
Bausch Health Companies Inc.
6.13%, 02/01/27 (b)	5,000	3,374
11.00%, 09/30/28 (a) (b)	9,144	6,661
Centene Corporation
4.25%, 12/15/27	5,000	4,828
4.63%, 12/15/29	4,780	4,598
Community Health Systems, Inc.
8.00%, 03/15/26 (a) (b)	19,749	19,708
6.88%, 04/15/29 (b)	12,847	8,386
6.13%, 04/01/30 (b)	8,000	5,149
10.88%, 01/15/32 (a) (b)	11,750	12,339
CVS Health Corporation
4.30%, 03/25/28	3,500	3,441
5.25%, 02/21/33	3,500	3,573
5.05%, 03/25/48	1,600	1,494
DaVita Inc.
4.63%, 06/01/30 (b)	12,182	10,649
Endo Designated Activity Company
0.00%, 10/15/24 (b) (c) (d)	2,500	1,611
GE HealthCare Technologies Inc.
5.91%, 11/22/32	4,000	4,269
HCA Inc.
5.50%, 06/01/33	8,500	8,652
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (b)	7,000	6,332
Mylan II B.V.
3.95%, 06/15/26	2,700	2,612
Par Pharmaceutical, Inc.
0.00%, 04/01/27 (b) (c) (d)	4,724	3,045
Royalty Pharma PLC
2.20%, 09/02/30 (a)	2,500	2,105
Tenet Healthcare Corporation
6.25%, 02/01/27	6,000	6,018
6.13%, 06/15/30	20,000	20,223
UnitedHealth Group Incorporated
5.35%, 02/15/33	5,000	5,282
		164,027
Financials 8.3%
Bank of America Corporation
6.25%, (100, 09/05/24) (e)	2,500	2,481
3.42%, 12/20/28	10,000	9,413
Barclays PLC
5.75%, 08/09/33 (f)	8,500	8,568
7.44%, 11/02/33 (f)	5,000	5,562
Capital One Financial Corporation
4.20%, 10/29/25	7,500	7,354
5.25%, 07/26/30	7,500	7,376
Citigroup Inc.
6.27%, 11/17/33	10,500	11,240
Ford Motor Credit Company LLC
5.13%, 06/16/25	10,000	9,888
4.95%, 05/28/27	4,000	3,897
7.35%, 03/06/30	3,000	3,220
General Motors Financial Company, Inc.
4.30%, 04/06/29	5,000	4,804
6.40%, 01/09/33	3,500	3,723
J.P. Morgan Chase & Co.
8.89%, (3 Month Term SOFR + 3.51%), (100, 02/01/24) (e) (g)	1,800	1,810
6.25%, 10/23/34	1,500	1,626
KeyBank National Association
4.90%, 08/08/32	1,500	1,322
Morgan Stanley
6.34%, 10/18/33	4,000	4,312
5.25%, 04/21/34	4,000	4,001
6.63%, 11/01/34 (a)	2,500	2,769
The Charles Schwab Corporation
5.64%, 05/19/29	3,000	3,079
The Goldman Sachs Group, Inc.
6.56%, 10/24/34 (a)	11,500	12,629
The PNC Financial Services Group, Inc.
6.04%, 10/28/33	4,000	4,177
Truist Financial Corporation
4.92%, 07/28/33	2,000	1,860
U.S. Bancorp
5.85%, 10/21/33	4,500	4,637
Wells Fargo & Company
5.56%, 07/25/34	8,000	8,139
		127,887
Consumer Discretionary 6.8%
7-Eleven, Inc.
1.80%, 02/10/31 (a) (b)	2,000	1,626
Amazon.com, Inc.
3.60%, 04/13/32	3,000	2,855
Caesars Entertainment, Inc.
7.00%, 02/15/30 (b)	3,000	3,084
Carnival Corporation
7.63%, 03/01/26 (a) (b)	4,500	4,577
Dornoch Debt Merger Subordinated Incorporated
6.63%, 10/15/29 (b)	6,215	5,597
Eldorado Resorts, Inc.
6.25%, 07/01/25 (b)	7,500	7,497
Expedia Group, Inc.
3.80%, 02/15/28	3,871	3,730
Fertitta Entertainment LLC
4.63%, 01/15/29 (b)	3,100	2,818
6.75%, 01/15/30 (b)	3,000	2,634
Ford Motor Company
4.35%, 12/08/26	5,000	4,873
3.25%, 02/12/32	3,500	2,913
General Motors Company
5.60%, 10/15/32 (a)	2,500	2,555
5.15%, 04/01/38	6,000	5,661
Lowe`s Companies, Inc.
5.00%, 04/15/33	7,000	7,138
McDonald's Corporation
4.60%, 09/09/32	4,000	4,052
PENN Entertainment, Inc.
4.13%, 07/01/29 (b)	5,000	4,290
SkyMiles IP Ltd.
4.75%, 10/20/28 (b)	7,000	6,886
The Goodyear Tire & Rubber Company
5.00%, 07/15/29	7,500	7,079
Univision Communications Inc.
6.63%, 06/01/27 (b)	8,000	7,979
Warnermedia Holdings, Inc.
3.76%, 03/15/27	3,000	2,873
4.28%, 03/15/32	3,000	2,747
Wynn Las Vegas, LLC
5.50%, 03/01/25 (a) (b)	9,500	9,452
5.25%, 05/15/27 (b)	2,000	1,956
		104,872
Industrials 5.8%
American Airlines, Inc.
5.50%, 04/20/26 (b)	8,333	8,266
8.50%, 05/15/29 (b)	1,500	1,587
Ardagh Packaging Finance Public Limited Company
5.25%, 08/15/27 (a) (b)	12,500	9,690
Carrier Global Corporation
2.72%, 02/15/30	2,500	2,233
Cornerstone Building Brands, Inc.
8.75%, 08/01/28 (b)	4,000	4,070
Emerald Debt Merger Sub LLC
6.63%, 12/15/30 (b)	5,500	5,649

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Mauser Packaging Solutions Holding Company
7.88%, 08/15/26 (a) (b)	5,500	5,606
9.25%, 04/15/27 (b)	7,500	7,409
Reynolds Group Issuer Inc.
4.00%, 10/15/27 (b)	3,690	3,469
RTX Corporation
3.95%, 08/16/25	7,000	6,902
The Boeing Company
5.04%, 05/01/27 (h)	2,000	2,016
5.15%, 05/01/30 (h)	12,000	12,229
3.25%, 02/01/35	4,500	3,798
TransDigm Inc.
6.25%, 03/15/26 (b)	5,000	4,994
6.75%, 08/15/28 (a) (b)	5,300	5,439
Union Pacific Corporation
4.50%, 01/20/33 (a)	4,000	4,026
WESCO Distribution, Inc.
7.13%, 06/15/25 (b)	2,500	2,518
		89,901
Consumer Staples 4.9%
APX Group, Inc.
5.75%, 07/15/29 (b)	9,000	8,402
Ashtead Capital, Inc.
4.25%, 11/01/29 (b)	3,000	2,802
B.A.T Capital Corporation
3.56%, 08/15/27	18,922	18,065
6.42%, 08/02/33	2,850	2,981
Haleon US Capital LLC
3.63%, 03/24/32	4,250	3,919
JBS USA Food Company
5.75%, 04/01/33	4,000	3,985
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (a) (b)	5,000	4,491
Philip Morris International Inc.
5.38%, 02/15/33	7,500	7,666
Pilgrim's Pride Corporation
6.25%, 07/01/33	4,500	4,626
Target Corporation
4.50%, 09/15/32	3,000	3,032
The Coca-Cola Company
1.65%, 06/01/30	4,000	3,425
United Rentals (North America), Inc.
4.88%, 01/15/28	8,510	8,312
6.00%, 12/15/29 (b)	4,000	4,054
		75,760
Information Technology 3.7%
Apple Inc.
3.35%, 08/08/32	3,500	3,284
Broadcom Inc.
4.15%, 11/15/30	5,000	4,775
2.45%, 02/15/31 (b)	2,500	2,138
4.15%, 04/15/32 (b)	4,500	4,241
Commscope Finance LLC
8.25%, 03/01/27 (b)	10,000	5,274
CommScope Holding Company, Inc.
6.00%, 06/15/25 (b)	5,324	4,341
HP, Inc.
4.00%, 04/15/29 (a)	5,000	4,849
5.50%, 01/15/33 (a)	5,000	5,130
Micron Technology, Inc.
6.75%, 11/01/29	4,000	4,314
5.88%, 02/09/33	1,000	1,042
Oracle Corporation
2.95%, 04/01/30	4,500	4,059
2.88%, 03/25/31	5,000	4,426
6.25%, 11/09/32	4,000	4,349
Workday, Inc.
3.80%, 04/01/32 (a)	6,000	5,586
		57,808
Materials 3.1%
Alcoa Nederland Holding B.V.
4.13%, 03/31/29 (a) (b)	5,000	4,625
ArcelorMittal
6.80%, 11/29/32 (a)	6,000	6,439
Celanese US Holdings LLC
6.17%, 07/15/27 (h)	6,000	6,154
Consolidated Energy Finance S.A.
6.50%, 05/15/26 (b)	5,000	4,588
First Quantum Minerals Ltd
8.63%, 06/01/31 (b)	2,500	2,116
FMG Resources (August 2006) Pty Ltd
5.88%, 04/15/30 (b)	3,000	2,975
4.38%, 04/01/31 (b)	3,000	2,715
Freeport-McMoRan Inc.
4.63%, 08/01/30	2,500	2,447
International Flavors & Fragrances Inc.
2.30%, 11/01/30 (b)	5,000	4,147
Rain Carbon Inc.
12.25%, 09/01/29 (b)	4,500	4,401
Scih Salt Holdings Inc.
4.88%, 05/01/28 (b)	8,000	7,537
		48,144
Communication Services 2.5%
CCO Holdings, LLC
5.13%, 05/01/27 (b)	2,000	1,935
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28 (a) (b)	5,000	4,312
7.50%, 06/01/29 (b)	2,000	1,660
Commscope, Inc.
7.13%, 07/01/28 (b)	5,000	2,392
DISH DBS Corporation
5.25%, 12/01/26 (b)	4,000	3,437
Meta Platforms, Inc.
3.85%, 08/15/32	5,000	4,758
Netflix, Inc.
4.38%, 11/15/26	5,000	4,978
Sprint Corporation
7.13%, 06/15/24	5,500	5,523
Stagwell Inc.
5.63%, 08/15/29 (b)	3,000	2,766
T-Mobile USA, Inc.
3.38%, 04/15/29	6,500	6,042
		37,803
Energy 2.2%
Calumet Specialty Products Partners, L.P.
9.25%, 07/15/24 (b)	1,944	1,948
11.00%, 04/15/25 (a) (b)	7,000	7,097
8.13%, 01/15/27 (b)	3,000	2,960
Cheniere Corpus Christi Holdings, LLC
3.70%, 11/15/29	4,500	4,247
Chesapeake Energy Corporation
5.88%, 02/01/29 (b)	3,000	2,943
Occidental Petroleum Corporation
6.63%, 09/01/30	2,000	2,127
The Williams Companies, Inc.
5.65%, 03/15/33	4,400	4,593
Venture Global LNG, Inc.
8.13%, 06/01/28 (b)	2,500	2,525
Weatherford International Ltd.
8.63%, 04/30/30 (b)	6,000	6,255
		34,695
Utilities 1.3%
Pacific Gas And Electric Company
4.55%, 07/01/30	5,265	5,021
The Southern Company
5.70%, 10/15/32	5,000	5,258
Vistra Corp.
7.00%, (100, 12/15/26) (b) (e)	5,000	4,955
Vistra Operations Company LLC
4.38%, 05/01/29 (b)	5,750	5,333
		20,567
Real Estate 1.0%
American Tower Corporation
5.65%, 03/15/33	4,500	4,683
MPT Operating Partnership, L.P.
5.00%, 10/15/27	3,465	2,843
3.50%, 03/15/31	5,000	3,133

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
VICI Properties L.P.
5.13%, 05/15/32	4,500	4,373
		15,032
Total Corporate Bonds And Notes (cost $785,965)		776,496
COMMON STOCKS 24.7%
Information Technology 4.3%
Analog Devices, Inc.	45	8,935
Cisco Systems, Inc.	175	8,841
Intel Corporation	144	7,216
International Business Machines Corporation	25	4,089
Oracle Corporation	50	5,271
Qualcomm Incorporated	24	3,471
Texas Instruments Incorporated	170	29,038
		66,861
Utilities 3.7%
American Electric Power Company, Inc.	50	4,061
Dominion Energy, Inc.	150	7,050
DTE Energy Company	50	5,513
Duke Energy Corporation	70	6,793
Edison International	50	3,574
Entergy Corporation	45	4,554
NextEra Energy, Inc.	65	3,949
Sempra	100	7,473
The Southern Company	200	14,024
		56,991
Energy 3.5%
Chevron Corporation	155	23,123
Exxon Mobil Corporation	110	10,998
Shell PLC - Class A - ADR	150	9,870
TotalEnergies SE - ADR (a)	150	10,107
		54,098
Financials 3.1%
Bank of America Corporation	200	6,734
Citigroup Inc.	150	7,716
Fifth Third Bancorp	150	5,173
J.P. Morgan Chase & Co.	25	4,252
Morgan Stanley	100	9,325
The Charles Schwab Corporation	75	5,160
The Goldman Sachs Group, Inc.	15	5,799
Truist Financial Corporation	125	4,615
		48,774
Industrials 3.0%
Honeywell International Inc.	23	4,822
Johnson Controls International Public Limited Company	100	5,764
Lockheed Martin Corporation	35	15,863
RTX Corporation	50	4,207
Union Pacific Corporation	40	9,825
United Parcel Service, Inc. - Class B	35	5,503
		45,984
Health Care 2.6%
AbbVie Inc.	25	3,874
Bristol-Myers Squibb Company	206	10,547
CVS Health Corporation	60	4,738
Johnson & Johnson	75	11,755
Merck & Co., Inc.	35	3,816
Pfizer Inc.	176	5,067
		39,797
Consumer Staples 2.0%
PepsiCo, Inc.	40	6,794
Philip Morris International Inc.	75	7,056
Procter & Gamble Company, The	50	7,327
Target Corporation	50	7,121
The Coca-Cola Company	50	2,946
		31,244
Materials 1.4%
International Paper Company	100	3,615
Newmont Corporation	75	3,082
Rio Tinto PLC - ADR	201	14,946
		21,643
Communication Services 0.8%
Comcast Corporation - Class A	110	4,823
Verizon Communications Inc.	200	7,540
		12,363
Consumer Discretionary 0.3%
Home Depot, Inc., The	12	4,159
Total Common Stocks (cost $352,746)		381,914
EQUITY LINKED STRUCTURED NOTES 10.4%
Barclays Bank PLC
(Ford Motor Company), 12.00%, 02/16/24 (g)	300	3,679
(Amgen Inc.), 8.00%, 09/20/24 (g)	20	5,587
(Northrop Grumman Corporation), 7.00%, 11/08/24 (g)	10	4,736
BNP Paribas Issuance B.V.
(AbbVie Inc.), 8.00%, 03/12/24 (g)	80	12,420
(Pfizer Inc.), 8.50%, 06/10/24 (b) (g)	145	4,251
(MetLife, Inc.), 9.00%, 10/23/24 (b) (g)	120	7,865
Citigroup Global Markets Holdings Inc.
(Exxon Mobil Corporation), 9.50%, 02/22/24 (g)	90	9,066
(Bank of America Corporation), 8.00%, 08/16/24 (g)	114	3,693
(Intel Corporation), 10.00%, 10/03/24 (g)	160	6,874
J.P. Morgan Chase & Co.
(United Parcel Service, Inc.), 9.00%, 10/22/24 (g)	16	2,390
J.P. Morgan Chase Bank, National Association
(LyondellBasell Industries NV), 11.00%, 01/22/24 (g)	56	5,327
(Bank of America Corporation), 9.00%, 02/02/24 (b) (g)	315	10,614
(Comcast Corporation), 8.00%, 09/12/24 (b) (g)	168	7,456
Merrill Lynch International & Co. C.V.
(Raytheon Technologies Corporation), 7.50%, 05/08/24 (g)	110	9,447
(Morgan Stanley ), 10.00%, 06/04/24 (b) (g)	110	9,811
Merrill Lynch SA
(Union Pacific Corporation), 8.00%, 11/05/24 (g)	26	5,978
Mizuho Markets Cayman LP
(NextEra Energy, Inc.), 8.00%, 03/19/24 (b) (g)	107	6,578
(Microchip Technology Incorporated), 10.00%, 11/12/24 (b) (g)	70	5,950
National Bank of Canada
(Cummins Inc.), 8.50%, 02/13/24 (g)	35	8,429
Royal Bank of Canada
(Barrick Gold Corporation), 11.00%, 03/07/24 (b) (g)	300	5,485
(Amazon.com, Inc.), 10.00%, 04/05/24 (g) (i)	100	11,543
(General Motors Company), 12.00%, 06/18/24 (b) (g)	170	5,926
UBS AG
(Union Pacific Corporation), 8.00%, 03/13/24 (g)	8	1,808
(The Charles Schwab Corporation), 10.00%, 07/17/24 (g)	92	5,676
Total Equity Linked Structured Notes (cost $160,315)		160,589
GOVERNMENT AND AGENCY OBLIGATIONS 10.3%
U.S. Treasury Note 7.2%
Treasury, United States Department of
4.13%, 08/31/30	30,000	30,412
2.88%, 05/15/32	50,000	46,406
2.75%, 08/15/32	30,000	27,516
3.88%, 08/15/33	7,000	7,002
		111,336
U.S. Treasury Bond 3.0%
Treasury, United States Department of
3.38%, 08/15/42	33,000	29,525
3.63%, 05/15/53	14,000	13,000
4.13%, 08/15/53	4,000	4,061
		46,586

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Mortgage-Backed Securities 0.1%
Federal National Mortgage Association, Inc.
4.00%, 08/01/49	580	559
Total Government And Agency Obligations (cost $160,619)		158,481
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.4%
United Airlines Pass Through Certificates, Series 2015-1
Series 2023-1, 5.80%, 01/15/36	3,000	3,037
United Airlines Pass Through Trust 2020-1A
Series 2020-A-1, 5.88%, 10/15/27	2,911	2,934
Total Non-U.S. Government Agency Asset-Backed Securities (cost $5,911)		5,971
PREFERRED STOCKS 0.3%
Utilities 0.3%
NextEra Energy, Inc., 6.93%, 09/01/25 (f)	125	4,765
Total Preferred Stocks (cost $5,681)		4,765
SHORT TERM INVESTMENTS 4.8%
Investment Companies 2.5%
JNL Government Money Market Fund - Class I, 5.22% (j) (k)	39,422	39,422
Securities Lending Collateral 2.3%
JNL Government Money Market Fund - Class SL, 5.32% (j) (k)	34,832	34,832
Total Short Term Investments (cost $74,254)		74,254
Total Investments 101.1% (cost $1,545,491)		1,562,470
Other Derivative Instruments (0.0)%		(92)
Other Assets and Liabilities, Net (1.1)%		(16,719)
Total Net Assets 100.0%		1,545,659

(a) All or a portion of the security was on loan as of December 31, 2023.

(b) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $385,827 and 25.0% of the Fund.

(c) Non-income producing security.

(d) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(e) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(f) Convertible security.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(i) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(j) Investment in affiliate.

(k) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Franklin Templeton Income Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	20,204	399,758	380,540	885	—	—	39,422	2.5
JNL Government Money Market Fund, 5.32% - Class SL	—	244,932	210,100	883	—	—	34,832	2.3
JNL Securities Lending Collateral Fund - Institutional Class	33,712	87,075	120,787	766	—	—	—	—
	53,916	731,765	711,427	2,534	—	—	74,254	4.8

JNL/Franklin Templeton Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Royal Bank of Canada - Amazon.com, Inc., 10.00%, 04/05/24	03/24/23	9,705	11,543	0.7

JNL/Franklin Templeton Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	345	March 2024	37,624	—	1,323
United States Ultra Bond	173	March 2024	20,863	(92)	2,249
				(92)	3,572

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Franklin Templeton Income Fund
Assets - Securities
Corporate Bonds And Notes	—	776,496	—	776,496
Common Stocks	381,914	—	—	381,914
Equity Linked Structured Notes	—	160,589	—	160,589
Government And Agency Obligations	—	158,481	—	158,481
Non-U.S. Government Agency Asset-Backed Securities	—	5,971	—	5,971
Preferred Stocks	4,765	—	—	4,765
Short Term Investments	74,254	—	—	74,254
	460,933	1,101,537	—	1,562,470
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	3,572	—	—	3,572
	3,572	—	—	3,572

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Goldman Sachs 4 Fund
COMMON STOCKS 99.6%
Information Technology 27.7%
Accenture Public Limited Company - Class A	171	59,978
Adobe Inc. (a)	90	53,417
Apple Inc.	94	18,079
Applied Materials, Inc.	609	98,692
Broadcom Inc.	63	70,519
Cadence Design Systems, Inc. (a)	151	41,258
Cisco Systems, Inc.	1,050	53,070
Corning Incorporated	865	26,348
Fair Isaac Corporation (a)	35	41,183
Fortinet, Inc. (a)	458	26,798
Gartner, Inc. (a)	101	45,365
HP, Inc.	1,513	45,535
International Business Machines Corporation	200	32,669
Intuit Inc.	31	19,509
Juniper Networks, Inc.	1,245	36,701
KLA Corporation	212	123,184
Lam Research Corporation	134	105,011
Microsoft Corporation	147	55,393
Motorola Solutions, Inc.	63	19,587
NetApp, Inc.	1,390	122,514
NVIDIA Corporation	111	55,183
NXP Semiconductors N.V.	92	21,134
Oracle Corporation	488	51,441
Qualcomm Incorporated	499	72,152
Seagate Technology Holdings Public Limited Company	141	12,037
Skyworks Solutions, Inc.	427	47,981
TE Connectivity Ltd. (b)	134	18,862
Texas Instruments Incorporated	212	36,105
		1,409,705
Financials 13.8%
AFLAC Incorporated	234	19,307
Ameriprise Financial, Inc.	128	48,514
AON Public Limited Company - Class A	28	8,254
Arch Capital Group Ltd. (a)	676	50,243
Arthur J. Gallagher & Co.	89	19,964
Brown & Brown, Inc.	238	16,903
Cboe Global Markets, Inc.	97	17,383
CME Group Inc. - Class A	131	27,650
Comerica Incorporated	385	21,513
Fidelity National Information Services, Inc.	281	16,890
Fiserv, Inc. (a)	145	19,198
FleetCor Technologies, Inc. (a)	74	20,960
J.P. Morgan Chase & Co.	119	20,286
KeyCorp	2,038	29,343
Lincoln National Corporation	650	17,525
Marsh & Mclennan Companies, Inc.	283	53,602
MasterCard Incorporated - Class A	85	36,255
Moody's Corporation	80	31,310
Northern Trust Corporation	177	14,914
Principal Financial Group, Inc.	469	36,922
Prudential Financial, Inc.	92	9,536
Regions Financial Corporation	535	10,362
The Progressive Corporation	116	18,459
Truist Financial Corporation	580	21,406
Visa Inc. - Class A	211	54,885
Zions Bancorporation, National Association	1,325	58,122
		699,706
Health Care 12.8%
AbbVie Inc.	601	93,194
Amgen Inc.	40	11,432
Biogen Inc. (a)	127	32,742
Centene Corporation (a)	389	28,883
CVS Health Corporation	642	50,680
Eli Lilly and Company	92	53,434
Gilead Sciences, Inc.	321	25,982
Humana Inc.	19	8,687
Johnson & Johnson	333	52,231
McKesson Corporation	110	50,976
Medtronic, Inc.	226	18,604
Merck & Co., Inc.	649	70,795
Pfizer Inc.	1,409	40,566
Steris Public Limited Company	88	19,379
Stryker Corporation	121	36,350
The Cigna Group	66	19,655
Universal Health Services, Inc. - Class B	128	19,527
Zoetis Inc. - Class A	91	18,050
		651,167
Consumer Discretionary 10.4%
Amazon.com, Inc. (a)	122	18,551
AutoZone, Inc. (a)	7	17,295
Best Buy Co., Inc.	361	28,268
Booking Holdings Inc. (a)	11	40,484
D.R. Horton, Inc.	147	22,284
Expedia Group, Inc. (a)	160	24,279
Genuine Parts Company	94	12,962
Hasbro, Inc.	359	18,347
Home Depot, Inc., The	167	57,725
Lennar Corporation - Class A	378	56,354
NVR, Inc. (a)	5	34,512
O'Reilly Automotive, Inc. (a)	57	54,186
PulteGroup, Inc.	513	52,900
Ross Stores, Inc.	150	20,823
Starbucks Corporation	179	17,167
Tapestry, Inc.	559	20,569
V.F. Corporation	370	6,965
Whirlpool Corporation	215	26,123
		529,794
Industrials 8.6%
3M Company	434	47,455
Automatic Data Processing, Inc.	152	35,518
C.H. Robinson Worldwide, Inc.	461	39,800
Caterpillar Inc.	69	20,529
Eaton Corporation Public Limited Company	76	18,243
FedEx Corporation	69	17,433
Illinois Tool Works Inc.	216	56,705
PACCAR Inc	127	12,436
Pentair Public Limited Company	275	19,996
Quanta Services, Inc.	103	22,239
Stanley Black & Decker, Inc.	107	10,537
Textron Inc.	119	9,561
United Parcel Service, Inc. - Class B	161	25,251
United Rentals, Inc.	72	41,235
W. W. Grainger, Inc.	72	59,947
		436,885
Communication Services 7.7%
Alphabet Inc. - Class A (a)	227	31,762
Comcast Corporation - Class A	1,802	79,005
Electronic Arts Inc.	520	71,183
Meta Platforms, Inc. - Class A (a)	113	40,055
Netflix, Inc. (a)	78	37,802
Omnicom Group Inc.	734	63,493
Paramount Global - Class B (c)	429	6,349
The Interpublic Group of Companies, Inc.	1,048	34,217
Verizon Communications Inc.	734	27,658
		391,524
Consumer Staples 5.9%
Altria Group, Inc.	1,973	79,574
Archer-Daniels-Midland Company	110	7,978
Campbell Soup Company	317	13,691
Church & Dwight Co., Inc.	184	17,396
Colgate-Palmolive Company	694	55,309
General Mills, Inc.	318	20,691
Kimberly-Clark Corporation	144	17,517
Mondelez International, Inc. - Class A	245	17,738
The Hershey Company	47	8,848
Walgreens Boots Alliance, Inc.	1,071	27,963
Walmart Inc.	221	34,883
		301,588
Real Estate 3.5%
Boston Properties, Inc.	296	20,755
CBRE Group, Inc. - Class A (a)	429	39,982
Realty Income Corporation	260	14,934
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Simon Property Group, Inc.	453	64,686
Welltower OP LLC	200	18,051
Weyerhaeuser Company	539	18,736
		177,144
Energy 3.3%
Coterra Energy Inc.	673	17,171
Kinder Morgan, Inc.	508	8,954
Marathon Petroleum Corporation	567	84,055
Pioneer Natural Resources Company	85	19,047
Valero Energy Corporation	276	35,934
		165,161
Materials 3.0%
Albemarle Corporation	68	9,801
Amcor Pty Ltd	938	9,047
CF Industries Holdings, Inc.	694	55,165
International Paper Company	517	18,695
Linde Public Limited Company	45	18,519
Nucor Corporation	152	26,444
Packaging Corporation of America	106	17,215
		154,886
Utilities 2.9%
Dominion Energy, Inc.	552	25,958
Entergy Corporation	164	16,546
Pinnacle West Capital Corporation	224	16,059
Public Service Enterprise Group Incorporated	997	60,979
Sempra	222	16,577
WEC Energy Group Inc.	107	8,977
		145,096
Total Common Stocks (cost $4,700,530)		5,062,656
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.3%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	15,329	15,329
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	7	7
Total Short Term Investments (cost $15,336)		15,336
Total Investments 99.9% (cost $4,715,866)		5,077,992
Other Assets and Liabilities, Net 0.1%		4,016
Total Net Assets 100.0%		5,082,008

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Goldman Sachs 4 Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	27,546	537,264	549,481	1,175	—	—	15,329	0.3
JNL Government Money Market Fund, 5.32% - Class SL	—	251,588	251,581	177	—	—	7	—
JNL Securities Lending Collateral Fund - Institutional Class	—	95,944	95,944	112	—	—	—	—
	27,546	884,796	897,006	1,464	—	—	15,336	0.3

JNL/Goldman Sachs 4 Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	09/07/23	17,460	18,862	0.4

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Goldman Sachs 4 Fund
Assets - Securities
Common Stocks	5,062,656	—	—	5,062,656
Short Term Investments	15,336	—	—	15,336
	5,077,992	—	—	5,077,992

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/GQG Emerging Markets Equity Fund
COMMON STOCKS 93.9%
India 36.6%
Adani Energy Solutions Limited (a)	1,031	12,973
Adani Enterprises Limited	732	25,116
Adani Green Energy (UP) Limited (a)	1,167	22,490
Adani Ports and Special Economic Zone Limited	1,487	18,344
Adani Power Limited (a)	2,644	16,716
Ambuja Cements Limited	1,840	11,528
Bajaj Finance Limited	24	2,148
Coal India Ltd Govt Of India Undertaking	851	3,847
GMR Airports Infrastructure Limited (a)	5,083	4,932
ICICI Bank Limited	1,898	22,683
IDFC First Bank Limited (a)	3,930	4,204
ITC Limited	11,004	61,142
JSW Energy Limited	1,228	6,043
JSW Steel Limited	903	9,557
Macrotech Developers Limited	469	5,772
Max Healthcare Institute Limited	1,377	11,373
NTPC Limited	3,959	14,823
Patanjali Foods Limited	865	16,353
State Bank of India	2,619	20,219
Sun Pharma Advanced Research Company Limited	963	14,578
		304,841
Brazil 15.1%
Banco BTG Pactual S/A	2,504	19,329
Banco Do Brasil SA	933	10,618
Centrais Eletricas Brasileiras S/A	2,608	22,735
Companhia Paranaense De Energia	1,553	3,034
MercadoLibre S.R.L (a)	4	5,665
Petroleo Brasileiro S/A Petrobras. - ADR	2,504	39,995
Vale S.A.	1,553	24,568
		125,944
United States of America 7.0%
Broadcom Inc.	15	16,882
NVIDIA Corporation	83	41,283
		58,165
China 6.8%
China Shenhua Energy Company Limited - Class H	3,978	13,664
PetroChina Company Limited - Class A	339	337
PetroChina Company Limited - Class H	26,869	17,768
PICC Property and Casualty Company Limited - Class H	5,444	6,468
Pinduoduo (Shanghai) Network Technology Co., Ltd. - ADR (a)	72	10,465
Zijin Mining Group Co., Ltd. - Class A	4,730	8,224
		56,926
Taiwan 5.2%
Taiwan Semiconductor Manufacturing Company Limited - ADR	37	3,812
Taiwan Semiconductor Manufacturing Company Limited	2,074	39,961
		43,773
Indonesia 4.6%
PT Bank Mandiri (Persero) Tbk.	46,128	18,109
PT. Bank Central Asia Tbk	33,173	20,245
		38,354
France 3.8%
TotalEnergies SE	462	31,446
Netherlands 3.4%
ASML Holding N.V.	37	28,219
South Korea 2.5%
Samsung Electronics Co Ltd	348	21,168
Saudi Arabia 2.3%
BUPA Arabia for Cooperative Insurance Company	105	5,970
Saudi Arabian Oil Company (b)	1,273	11,209
The Company For Cooperative Insurance	64	2,234
		19,413
Turkey 2.3%
Akbank Turk Anonim Sirketi - Class A	340	422
KOC Holding Anonim Sirketi - Class A	685	3,304
Turk Hava Yollari A.O. - Class A (a)	989	7,688
Turkiye Petrol Rafinerileri Anonim Sirketi Tupras - Class A	1,561	7,572
		18,986
Mexico 2.1%
Grupo Financiero Banorte, S.A.B. de C.V.	1,724	17,357
United Arab Emirates 1.6%
Adnoc Logistics & Services PLC	478	497
International Holdings Limited (a)	114	12,436
		12,933
Colombia 0.4%
Ecopetrol S.A. - ADR (c)	288	3,438
Greece 0.2%
National Bank of Greece SA - Class R (a)	189	1,315
Russian Federation 0.0%
Polymetal International PLC (a) (b) (d)	85	—
Public Joint Stock Company Gazprom (a) (b) (d)	2,924	—
Public Joint Stock Company Oil Company Rosneft (a) (b) (d)	2,349	—
Public Joint Stock Company Polyus (a) (b) (d)	42	—
Public Joint Stock Society Oil Company Lukoil (a) (b) (d)	202	—
Publichnoe Aktsionernoe Obshchestvo "Severstal" (a) (b) (d)	75	—
Total Common Stocks (cost $660,704)		782,278
PREFERRED STOCKS 6.9%
Brazil 6.9%
ITAU Unibanco Holding SA (e)	3,837	26,830
Petroleo Brasileiro S/A Petrobras. (e)	4,016	30,788
Total Preferred Stocks (cost $40,417)		57,618
SHORT TERM INVESTMENTS 1.9%
Investment Companies 1.8%
JNL Government Money Market Fund - Class I, 5.22% (f) (g)	15,482	15,482
Securities Lending Collateral 0.1%
JNL Government Money Market Fund - Class SL, 5.32% (f) (g)	510	510
Total Short Term Investments (cost $15,992)		15,992
Total Investments 102.7% (cost $717,113)		855,888
Other Assets and Liabilities, Net (2.7)%		(22,223)
Total Net Assets 100.0%		833,665

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Convertible security.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/GQG Emerging Markets Equity Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	14,833	296,969	296,320	522	—	—	15,482	1.8
JNL Government Money Market Fund, 5.32% - Class SL	—	18,909	18,399	35	—	—	510	0.1
JNL Securities Lending Collateral Fund - Institutional Class	26,203	40,988	67,191	197	—	—	—	—
	41,036	356,866	381,910	754	—	—	15,992	1.9

JNL/GQG Emerging Markets Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Polymetal International PLC	02/18/22	1,294	—	—
Public Joint Stock Company Gazprom	08/27/21	13,221	—	—
Public Joint Stock Company Oil Company Rosneft	03/09/21	18,442	—	—
Public Joint Stock Company Polyus	03/10/20	6,921	—	—
Public Joint Stock Society Oil Company Lukoil	02/25/21	17,029	—	—
Publichnoe Aktsionernoe Obshchestvo "Severstal"	06/25/21	1,642	—	—
Saudi Arabian Oil Company	08/10/23	11,637	11,209	1.3
		70,186	11,209	1.3

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/GQG Emerging Markets Equity Fund
Assets - Securities
Common Stocks	121,540	660,738	—	782,278
Preferred Stocks	57,618	—	—	57,618
Short Term Investments	15,992	—	—	15,992
	195,150	660,738	—	855,888

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Harris Oakmark Global Equity Fund
COMMON STOCKS 94.4%
United States of America 48.8%
Agilent Technologies, Inc.	101	14,028
Alphabet Inc. - Class A (a)	212	29,547
Amazon.com, Inc. (a)	85	12,930
American International Group, Inc.	299	20,249
Bank of America Corporation	833	28,054
BlackRock, Inc.	26	21,423
Capital One Financial Corporation	219	28,676
Centene Corporation (a)	181	13,469
Cisco Systems, Inc.	262	13,221
ConocoPhillips	146	16,900
Danaher Corporation	61	14,112
Fiserv, Inc. (a)	214	28,401
Former Charter Communications Parent, Inc. - Class A (a)	80	31,107
General Motors Company	380	13,652
HCA Healthcare, Inc.	32	8,785
Intercontinental Exchange, Inc.	174	22,308
IQVIA Holdings Inc (a)	124	28,575
Phillips 66	77	10,292
Salesforce, Inc. (a)	49	12,868
The Kroger Co.	352	16,076
Warner Bros. Discovery, Inc. - Series A (a)	458	5,208
		389,881
Germany 14.7%
Allianz SE	65	17,492
Bayer Aktiengesellschaft - Class N	603	22,411
Daimler Truck Holding AG	482	18,194
Fresenius SE & Co. KGaA	735	22,828
Mercedes-Benz Group AG - Class N	410	28,409
SAP SE	51	7,867
		117,201
France 11.0%
BNP Paribas	461	31,911
Capgemini	56	11,582
Danone	167	10,852
Kering	49	21,615
Worldline (a) (b)	676	11,773
		87,733
Switzerland 6.2%
Glencore PLC	2,391	14,392
Holcim AG	103	8,060
Julius Bar Gruppe AG - Class N	345	19,318
Novartis AG - Class N	80	8,089
		49,859
Netherlands 6.2%
CNH Industrial N.V.	2,585	31,582
Prosus N.V. - Class N	604	18,012
		49,594
South Korea 2.1%
NAVER Corporation	97	16,738
United Kingdom 2.0%
WPP 2012 Limited	1,668	15,987
China 1.4%
Alibaba Group Holding Limited (b)	1,122	10,874
Japan 1.2%
Recruit Holdings Co., Ltd.	227	9,590
Denmark 0.8%
DSV A/S	38	6,738
Total Common Stocks (cost $661,036)		754,195
PREFERRED STOCKS 2.8%
South Korea 1.8%
Samsung Electronics Co Ltd, 1.00% (c)	291	14,091
Switzerland 1.0%
Roche Holding AG	29	8,431
Total Preferred Stocks (cost $22,008)		22,522
SHORT TERM INVESTMENTS 2.5%
Investment Companies 2.5%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	19,944	19,944
Total Short Term Investments (cost $19,944)		19,944
Total Investments 99.7% (cost $702,988)		796,661
Other Derivative Instruments (0.0)%		(1)
Other Assets and Liabilities, Net 0.3%		2,099
Total Net Assets 100.0%		798,759

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Harris Oakmark Global Equity Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	8,183	176,301	164,540	833	—	—	19,944	2.5
JNL Government Money Market Fund, 5.32% - Class SL	—	48,033	48,033	86	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	21	—	21	—	—	—	—	—
	8,204	224,334	212,594	919	—	—	19,944	2.5

JNL/Harris Oakmark Global Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Alibaba Group Holding Limited	12/07/21	13,133	10,874	1.3
Worldline	11/01/21	31,785	11,773	1.5
		44,918	22,647	2.8

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Harris Oakmark Global Equity Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
CHF/USD	SSB	01/03/24	CHF	244	290	—
USD/JPY	SSB	01/04/24	JPY	(56,806)	(403)	(1)
					(113)	(1)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Harris Oakmark Global Equity Fund
Assets - Securities
Common Stocks
United States of America	389,881	—	—	389,881
Germany	—	117,201	—	117,201
France	—	87,733	—	87,733
Switzerland	—	49,859	—	49,859
Netherlands	—	49,594	—	49,594
South Korea	—	16,738	—	16,738
United Kingdom	—	15,987	—	15,987
China	—	10,874	—	10,874
Japan	—	9,590	—	9,590
Denmark	—	6,738	—	6,738
Preferred Stocks	22,522	—	—	22,522
Short Term Investments	19,944	—	—	19,944
	432,347	364,314	—	796,661
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	(1)	—	(1)
	—	(1)	—	(1)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Heitman U.S. Focused Real Estate Fund
COMMON STOCKS 98.6%
Real Estate 98.6%
Agree Realty Corporation	103	6,500
Alexandria Real Estate Equities, Inc.	13	1,586
American Tower Corporation	106	22,919
AvalonBay Communities, Inc.	34	6,421
Boston Properties, Inc.	63	4,437
Camden Property Trust	26	2,567
Caretrust REIT, Inc.	61	1,359
Cousins Properties Incorporated	131	3,183
CTO Realty Growth, Inc.	120	2,081
Digital Realty Trust, Inc.	34	4,626
Equinix, Inc.	18	14,494
Essential Properties Realty Trust, Inc.	121	3,092
Extra Space Storage Inc.	51	8,095
Federal Realty Investment Trust	20	2,081
Gaming and Leisure Properties, Inc.	174	8,595
Healthpeak OP, LLC	235	4,650
Invitation Homes Inc.	227	7,729
Iron Mountain Incorporated	82	5,703
Kite Realty Naperville, LLC	226	5,164
KRC Interim Corp.	409	8,707
Medical Properties Trust, Inc. (a)	189	929
Netstreit Corp.	299	5,346
ProLogis Inc.	138	18,403
Public Storage Operating Company	13	3,943
Rexford Industrial Realty, Inc.	121	6,764
Ryman Hospitality Properties, Inc.	60	6,558
SBA Communications Corporation - Class A	40	10,184
Simon Property Group, Inc.	7	1,058
STAG Industrial, Inc.	79	3,110
Sun Communities, Inc.	13	1,713
Tricon Residential Inc.	338	3,080
UDR, Inc.	159	6,092
Ventas, Inc.	86	4,272
Welltower OP LLC	103	9,291
Weyerhaeuser Company	70	2,420
Total Common Stocks (cost $195,815)		207,152
SHORT TERM INVESTMENTS 1.6%
Investment Companies 1.5%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	3,067	3,067
Securities Lending Collateral 0.1%
JNL Government Money Market Fund - Class SL, 5.32% (b) (c)	235	235
Total Short Term Investments (cost $3,302)		3,302
Total Investments 100.2% (cost $199,117)		210,454
Other Assets and Liabilities, Net (0.2)%		(486)
Total Net Assets 100.0%		209,968

(a) All or a portion of the security was on loan as of December 31, 2023.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Heitman U.S. Focused Real Estate Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	51,813	48,746	62	—	—	3,067	1.5
JNL Government Money Market Fund, 5.32% - Class SL	—	15,692	15,457	25	—	—	235	0.1
JNL Securities Lending Collateral Fund - Institutional Class	—	18,658	18,658	16	—	—	—	—
	—	86,163	82,861	103	—	—	3,302	1.6

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Heitman U.S. Focused Real Estate Fund
Assets - Securities
Common Stocks	207,152	—	—	207,152
Short Term Investments	3,302	—	—	3,302
	210,454	—	—	210,454

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Invesco Diversified Dividend Fund
COMMON STOCKS 96.4%
Financials 19.5%
American Express Company	66	12,386
American International Group, Inc.	272	18,453
CME Group Inc. - Class A	54	11,329
Fifth Third Bancorp	204	7,028
J.P. Morgan Chase & Co.	182	30,983
M&T Bank Corporation	56	7,727
Morgan Stanley	253	23,623
S&P Global Inc.	27	11,805
The Charles Schwab Corporation	220	15,120
The Hartford Financial Services Group, Inc.	178	14,341
The PNC Financial Services Group, Inc.	86	13,356
Visa Inc. - Class A	72	18,856
Wells Fargo & Company	334	16,433
		201,440
Health Care 15.2%
AstraZeneca PLC	115	15,573
Becton, Dickinson and Company	86	20,949
CVS Health Corporation	232	18,347
Johnson & Johnson	155	24,335
Medtronic, Inc.	154	12,724
Merck & Co., Inc.	224	24,378
Stryker Corporation	32	9,541
Thermo Fisher Scientific Inc.	30	15,915
Zimmer Biomet Holdings, Inc.	126	15,309
		157,071
Industrials 12.2%
ABB Ltd - Class N	247	10,982
Automatic Data Processing, Inc.	40	9,425
Caterpillar Inc.	30	8,970
General Electric Company	107	13,668
Hubbell Incorporated	25	8,088
Johnson Controls International Public Limited Company	143	8,264
Northrop Grumman Corporation	30	14,236
Parker-Hannifin Corporation	31	14,313
Trane Technologies Public Limited Company	26	6,363
Union Pacific Corporation	75	18,404
United Parcel Service, Inc. - Class B	83	13,016
		125,729
Consumer Staples 11.1%
Colgate-Palmolive Company	205	16,371
Constellation Brands, Inc. - Class A	40	9,614
L'Oreal	16	7,850
Nestle S.A. - Class N	123	14,259
Philip Morris International Inc.	243	22,886
Sysco Corporation	117	8,574
Target Corporation	62	8,893
Walmart Inc.	171	26,914
		115,361
Information Technology 8.9%
Accenture Public Limited Company - Class A	44	15,570
Analog Devices, Inc.	82	16,209
Broadcom Inc.	5	5,253
Intuit Inc.	17	10,340
Lam Research Corporation	11	8,259
Microsoft Corporation	59	22,103
TE Connectivity Ltd. (a)	104	14,552
		92,286
Energy 7.4%
Chevron Corporation	229	34,219
ConocoPhillips	193	22,453
EQT Corporation	200	7,717
Marathon Oil Corporation	509	12,299
		76,688
Utilities 6.4%
Ameren Corporation	91	6,552
American Electric Power Company, Inc.	121	9,802
Entergy Corporation	140	14,133
PPL Corporation	446	12,089
Public Service Enterprise Group Incorporated	240	14,698
WEC Energy Group Inc.	105	8,799
		66,073
Consumer Discretionary 5.7%
Compagnie Financiere Richemont SA	40	5,489
Lowe`s Companies, Inc.	66	14,577
McDonald's Corporation	64	18,954
Starbucks Corporation	123	11,849
TJX Companies, Inc., The	92	8,584
		59,453
Communication Services 3.8%
Comcast Corporation - Class A	409	17,933
Deutsche Telekom AG - Class N	464	11,160
Electronic Arts Inc.	78	10,642
		39,735
Materials 3.8%
CRH Public Limited Company	209	14,475
DuPont de Nemours, Inc.	158	12,117
PPG Industries, Inc.	87	12,934
		39,526
Real Estate 2.4%
ProLogis Inc.	124	16,483
Weyerhaeuser Company	244	8,484
		24,967
Total Common Stocks (cost $868,770)		998,329
SHORT TERM INVESTMENTS 3.5%
Investment Companies 3.5%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	36,292	36,292
Total Short Term Investments (cost $36,292)		36,292
Total Investments 99.9% (cost $905,062)		1,034,621
Other Assets and Liabilities, Net 0.1%		888
Total Net Assets 100.0%		1,035,509

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Invesco Diversified Dividend Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	45,346	225,616	234,670	1,878	—	—	36,292	3.5
JNL Government Money Market Fund, 5.32% - Class SL	—	16,030	16,030	24	—	—	—	—
	45,346	241,646	250,700	1,902	—	—	36,292	3.5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Invesco Diversified Dividend Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	07/27/21	14,347	14,552	1.4

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Invesco Diversified Dividend Fund
Assets - Securities
Common Stocks	933,016	65,313	—	998,329
Short Term Investments	36,292	—	—	36,292
	969,308	65,313	—	1,034,621

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Invesco Global Growth Fund
COMMON STOCKS 99.9%
United States of America 54.0%
Adobe Inc. (a)	118	70,501
Alphabet Inc. - Class A (a)	1,338	186,842
Amazon.com, Inc. (a)	135	20,587
Analog Devices, Inc.	416	82,507
Avantor, Inc. (a)	270	6,174
Boston Scientific Corporation (a)	103	5,929
Charles River Laboratories International, Inc. (a)	25	5,927
Danaher Corporation	33	7,545
Ecolab Inc.	31	6,220
Edwards Lifesciences Corporation (a)	53	4,013
Equifax Inc.	108	26,587
Former Charter Communications Parent, Inc. - Class A (a)	21	8,310
IDEXX Laboratories, Inc. (a)	13	7,382
Illumina, Inc. (a)	55	7,660
Intuit Inc.	128	80,173
Intuitive Surgical, Inc. (a)	49	16,375
IQVIA Holdings Inc (a)	74	17,194
Lam Research Corporation	5	4,047
Marriott International, Inc. - Class A	63	14,179
Marvell Technology, Inc.	446	26,916
Meta Platforms, Inc. - Class A (a)	334	118,238
Microsoft Corporation	90	33,965
Netflix, Inc. (a)	7	3,493
NVIDIA Corporation	47	23,328
Phathom Pharmaceuticals, Inc. (a) (b)	320	2,923
S&P Global Inc.	166	73,089
Thermo Fisher Scientific Inc.	4	2,381
Veralto Corporation	11	894
Visa Inc. - Class A	147	38,169
		901,548
France 11.7%
Airbus SE	506	78,144
Dassault Systemes	165	8,054
EssilorLuxottica	65	13,163
Kering	52	22,982
LVMH Moet Hennessy Louis Vuitton	88	70,920
Pernod Ricard	12	2,046
		195,309
India 7.1%
DLF Limited	10,066	87,836
HDFC Bank Limited	405	8,317
ICICI Bank Limited - ADR	942	22,448
		118,601
Japan 5.5%
Hoya Corporation	64	7,940
Keyence Corporation	103	45,421
Murata Manufacturing Co., Ltd.	805	17,014
TDK Corporation	447	21,221
		91,596
Sweden 5.0%
Assa Abloy AB - Class B	1,151	33,200
Atlas Copco Aktiebolag - Class A	2,899	49,889
		83,089
Denmark 4.2%
Novo Nordisk A/S - Class B	680	70,277
Germany 3.0%
Allianz SE	34	9,172
SAP SE	265	40,860
		50,032
China 2.6%
JD.com, Inc. - Class A - ADR	1,203	34,766
Tencent Holdings Limited	215	8,139
Yum China Holdings, Inc.	25	1,051
		43,956
Netherlands 1.8%
ASML Holding N.V.	30	22,641
BE Semiconductor Industries N.V.	24	3,617
Universal Music Group N.V.	157	4,484
		30,742
Spain 1.4%
Amadeus IT Holding, S.A. (c)	319	22,866
Israel 1.1%
Nice Ltd - ADR (a) (b)	90	17,886
Italy 1.0%
Brunello Cucinelli S.p.A.	143	13,995
Ferrari N.V.	7	2,503
		16,498
Switzerland 0.6%
Lonza Group AG	24	10,099
Canada 0.6%
Canadian Pacific Kansas City Limited	126	9,933
Ireland 0.3%
Linde Public Limited Company	12	4,914
Total Common Stocks (cost $911,128)		1,667,346
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	8,502	8,502
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	241	241
Total Short Term Investments (cost $8,743)		8,743
Total Investments 100.4% (cost $919,871)		1,676,089
Other Assets and Liabilities, Net (0.4)%		(6,606)
Total Net Assets 100.0%		1,669,483

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Invesco Global Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	10,713	162,147	164,358	323	—	—	8,502	0.5
JNL Government Money Market Fund, 5.32% - Class SL	—	73,541	73,300	84	—	—	241	—
JNL Securities Lending Collateral Fund - Institutional Class	1,154	32,455	33,609	80	—	—	—	—
	11,867	268,143	271,267	487	—	—	8,743	0.5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Invesco Global Growth Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Amadeus IT Holding, S.A.	09/19/22	17,529	22,866	1.4

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Invesco Global Growth Fund
Assets - Securities
Common Stocks
United States of America	901,548	—	—	901,548
France	—	195,309	—	195,309
India	22,448	96,153	—	118,601
Japan	—	91,596	—	91,596
Sweden	—	83,089	—	83,089
Denmark	—	70,277	—	70,277
Germany	—	50,032	—	50,032
China	35,817	8,139	—	43,956
Netherlands	—	30,742	—	30,742
Spain	—	22,866	—	22,866
Israel	17,886	—	—	17,886
Italy	—	16,498	—	16,498
Switzerland	—	10,099	—	10,099
Canada	9,933	—	—	9,933
Ireland	4,914	—	—	4,914
Short Term Investments	8,743	—	—	8,743
	1,001,289	674,800	—	1,676,089

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Invesco Small Cap Growth Fund
COMMON STOCKS 96.5%
Information Technology 24.1%
Allegro Microsystems Inc. (a)	405	12,266
Altair Engineering Inc. - Class A (a)	272	22,867
Arrow Electronics, Inc. (a)	98	12,031
Blackline, Inc. (a)	188	11,714
CCC Intelligent Solutions Holdings Inc. (a)	1,388	15,803
Clearwater Analytics Holdings, Inc. - Class A (a)	549	11,005
CyberArk Software Ltd. (a)	91	19,997
DigitalOcean Holdings, Inc. (a) (b)	324	11,902
Diodes Incorporated (a)	55	4,445
DoubleVerify Holdings, Inc. (a)	462	16,972
Fabrinet (a)	45	8,482
Gitlab Inc. - Class A (a)	274	17,262
Globant S.A. (a)	75	17,921
Guidewire Software, Inc. (a)	224	24,463
Informatica Inc. - Class A (a)	436	12,373
JFROG Ltd (a)	409	14,146
Lattice Semiconductor Corporation (a)	272	18,773
Littelfuse, Inc.	49	13,110
MACOM Technology Solutions Holdings, Inc. (a)	145	13,453
Manhattan Associates, Inc. (a)	55	11,784
Novanta Inc. (a)	79	13,209
Onto Innovation Inc. (a)	113	17,211
Power Integrations, Inc.	159	13,057
Procore Technologies, Inc. (a)	121	8,387
Silicon Laboratories Inc. (a)	96	12,691
Synaptics Incorporated (a)	119	13,620
The Descartes Systems Group Inc. (a)	152	12,810
Varonis Systems, Inc. (a)	311	14,061
Workiva Inc. - Class A (a)	152	15,456
		411,271
Industrials 21.8%
AAON, Inc.	226	16,712
AECOM	133	12,264
Applied Industrial Technologies, Inc.	36	6,277
ASGN Incorporated (a)	156	15,039
Atkore Inc. (a)	79	12,666
BWXT Government Group, Inc.	154	11,813
Clean Harbors, Inc. (a)	104	18,106
Construction Partners, Inc. - Class A (a)	412	17,944
Enpro Inc.	92	14,434
Federal Signal Corporation	196	15,060
GXO Logistics Inc. (a)	286	17,481
KBR, Inc.	221	12,257
Moog Inc. - Class A	74	10,753
MYR Group Inc. (a)	91	13,150
Nordson Corporation	61	16,189
Nvent Electric Public Limited Company	282	16,653
Parsons Corporation (a)	211	13,256
RBC Bearings Incorporated (a)	59	16,744
Saia, Inc. (a)	51	22,443
Simpson Manufacturing Co., Inc.	76	15,068
SiteOne Landscape Supply, Inc. (a)	97	15,748
Terex Corporation	215	12,331
The AZEK Company Inc. - Class A (a)	555	21,229
Vm Consolidated, Inc. - Class A (a)	578	13,306
WESCO International, Inc.	85	14,765
		371,688
Health Care 18.4%
10X Genomics, Inc. - Class A (a)	303	16,960
Acadia Healthcare Company, Inc. (a)	237	18,439
Apellis Pharmaceuticals, Inc. (a)	137	8,212
Ascendis Pharma A/S - ADR (a)	91	11,439
Axonics, Inc. (a)	215	13,403
Bio-Techne Corporation	175	13,473
Cytokinetics, Incorporated (a)	143	11,899
Glaukos Corporation (a)	253	20,131
Halozyme Therapeutics, Inc. (a)	336	12,398
Intra-Cellular Therapies, Inc. (a)	198	14,163
Irhythm Technologies, Inc. (a)	103	10,980
Karuna Therapeutics, Inc. (a)	49	15,365
Lantheus Holdings, Inc. (a)	182	11,305
Merit Medical Systems, Inc. (a)	4	320
Natera, Inc. (a)	441	27,591
Option Care Health, Inc. (a)	15	519
Penumbra, Inc. (a)	59	14,868
Prestige Consumer Healthcare Inc. (a)	230	14,102
Repligen Corporation (a)	121	21,730
Sgry, LLC (a)	399	12,758
Shockwave Medical, Inc. (a)	5	1,018
Tenet Healthcare Corporation (a)	179	13,528
TransMedics Group, Inc. (a)	160	12,618
Twist Bioscience Corporation (a)	141	5,205
Xenon Pharmaceuticals Inc. (a)	226	10,428
		312,852
Consumer Discretionary 11.8%
Academy Sports & Outdoors, Inc.	225	14,876
Bright Horizons Family Solutions, Inc. (a)	137	12,863
Cavco Industries, Inc. (a)	44	15,364
Installed Building Products, Inc.	85	15,518
International Game Technology PLC	481	13,170
M/I Homes, Inc. (a)	71	9,834
Murphy USA Inc.	30	10,803
Ollie's Bargain Outlet Holdings, Inc. (a)	148	11,249
On Holding AG - Class A (a)	298	8,039
RH (a)	43	12,633
Shake Shack, Inc. - Class A (a)	195	14,444
Stride, Inc. (a)	263	15,638
Texas Roadhouse, Inc. - Class A	106	12,925
Wingstop Inc.	81	20,893
Wyndham Hotels & Resorts, Inc.	155	12,477
		200,726
Financials 6.5%
Flywire Corporation (a)	550	12,742
Jefferies Financial Group Inc.	329	13,301
Kinsale Capital Group, Inc.	41	13,590
PennyMac Financial Services, Inc.	134	11,867
Pinnacle Financial Partners, Inc.	144	12,532
Shift4 Payments, LLC - Class A (a)	187	13,910
TMX Group Limited	814	19,678
Western Alliance Bancorporation	189	12,417
		110,037
Consumer Staples 4.2%
e.l.f. Beauty, Inc. (a)	92	13,332
Freshpet, Inc. (a)	123	10,649
Grocery Outlet Holding Corp. (a)	261	7,045
Performance Food Group Company (a)	214	14,823
Post Holdings, Inc. (a)	169	14,890
The Simply Good Foods Company (a)	284	11,244
		71,983
Energy 4.0%
ChampionX Corporation	565	16,503
Chord Energy Corporation	62	10,284
Matador Resources Company	182	10,317
Permian Resources Corporation - Class A	755	10,262
Range Resources Corporation	276	8,412
TechnipFMC PLC	587	11,822
		67,600
Materials 2.7%
Eagle Materials Inc.	77	15,679
Element Solutions Inc.	792	18,329
Quaker Chemical Corporation	59	12,481
		46,489
Real Estate 1.9%
EastGroup Properties, Inc.	112	20,480
Terreno Realty Corporation	203	12,740
		33,220
Communication Services 0.6%
Iridium Communications Inc.	243	9,998
Utilities 0.5%
American States Water Company	52	4,138

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
New Jersey Resources Corporation	95	4,216
		8,354
Total Common Stocks (cost $1,380,349)		1,644,218
SHORT TERM INVESTMENTS 3.5%
Investment Companies 3.5%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	59,537	59,537
Total Short Term Investments (cost $59,537)		59,537
Total Investments 100.0% (cost $1,439,886)		1,703,755
Other Assets and Liabilities, Net 0.0%		421
Total Net Assets 100.0%		1,704,176

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Invesco Small Cap Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	59,866	367,540	367,869	2,574	—	—	59,537	3.5
JNL Government Money Market Fund, 5.32% - Class SL	—	15,316	15,316	12	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	33	33	—	—	—	—	—
	59,866	382,889	383,218	2,586	—	—	59,537	3.5

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Invesco Small Cap Growth Fund
Assets - Securities
Common Stocks	1,644,218	—	—	1,644,218
Short Term Investments	59,537	—	—	59,537
	1,703,755	—	—	1,703,755

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/JPMorgan Global Allocation Fund
COMMON STOCKS 48.7%
United States of America 28.0%
AbbVie Inc. (a)	30	4,660
Adobe Inc. (b)	5	3,111
Advanced Micro Devices, Inc. (b)	18	2,698
AECOM	2	224
Air Lease Corporation - Class A	7	277
Air Products and Chemicals, Inc.	—	79
Albertsons Companies, Inc. - Class A	6	137
Alcoa Corporation	3	100
Align Technology, Inc. (b)	1	161
Alnylam Pharmaceuticals, Inc. (b)	1	271
Alphabet Inc. - Class C (b)	14	2,015
Amazon.com, Inc. (b)	116	17,695
American Express Company (a)	1	191
American Homes 4 Rent - Class A	5	165
AMETEK, Inc.	3	466
Analog Devices, Inc.	23	4,528
Apple Hospitality REIT, Inc.	6	97
Apple Inc. (a)	51	9,761
Arista Networks, Inc. (b)	1	286
AT&T Inc.	6	93
AutoZone, Inc. (b)	—	168
Axalta Coating Systems Ltd. (b)	4	150
Bank of America Corporation	138	4,635
Bath & Body Works, Inc.	4	173
Baxter International Inc.	2	92
Berkshire Hathaway Inc. - Class B (a) (b)	3	1,041
Best Buy Co., Inc.	3	251
Biogen Inc. (b)	1	233
BioMarin Pharmaceutical Inc. (b)	1	100
BJ's Wholesale Club Holdings, Inc. (b)	2	153
Blackstone Inc. - Class A	5	663
Booking Holdings Inc. (b)	—	717
Booz Allen Hamilton Holding Corporation - Class A	3	350
Boston Scientific Corporation (b)	19	1,099
Bristol-Myers Squibb Company (a)	13	676
Brixmor Property Group Inc.	7	165
Broadcom Inc.	1	1,102
Burlington Stores, Inc. (b)	—	71
Cadence Design Systems, Inc. (b)	1	284
Capital One Financial Corporation	5	593
Capri Holdings Limited (b)	1	60
Carlisle Companies Incorporated	1	172
Carrier Global Corporation	2	112
Carter's, Inc.	1	70
CBRE Group, Inc. - Class A (b)	2	156
CDW Corp.	—	88
Cencora, Inc.	2	328
Centene Corporation (b)	5	360
Cheniere Energy, Inc.	2	343
Chevron Corporation (a)	28	4,199
Chubb Limited	1	164
Cisco Systems, Inc.	2	98
Citigroup Inc.	9	468
Citizens Financial Group, Inc.	5	169
CME Group Inc. - Class A	34	7,240
CMS Energy Corporation	2	91
CNA Financial Corporation	2	95
Columbia Sportswear Company	1	100
Comcast Corporation - Class A	6	266
Confluent, Inc. - Class A (b)	9	219
ConocoPhillips	16	1,882
Constellation Brands, Inc. - Class A	1	239
Copart, Inc. (b)	10	479
Coterra Energy Inc.	4	100
CrowdStrike Holdings, Inc. - Class A (b)	1	371
CSX Corporation	6	198
CVS Health Corporation	5	400
CWT Travel Group Incorporated (b)	1	3
Deere & Company	14	5,713
Dick's Sporting Goods, Inc.	1	195
Digital Realty Trust, Inc.	3	391
Dollar Tree, Inc. (b)	1	103
Dover Corporation	1	202
Dow Inc.	43	2,347
DTE Energy Company	1	94
EastGroup Properties, Inc.	—	48
Eaton Corporation Public Limited Company	1	149
Edison International	2	128
El Paso Electric Company (b) (c)	1	9
Eli Lilly and Company	2	951
Emerson Electric Co.	3	335
Endeavor Group Holdings, Inc. - Class A	5	110
Energizer Holdings, Inc.	3	95
Entegris, Inc.	3	315
Entergy Corporation	4	359
EOG Resources, Inc.	21	2,595
Equity Residential	2	146
Exact Sciences Corporation (b)	5	373
ExlService Holdings, Inc. (b)	10	322
Exxon Mobil Corporation	41	4,111
Federal Realty Investment Trust	1	138
FedEx Corporation	1	289
Fidelity National Information Services, Inc.	4	265
Fifth Third Bancorp	8	265
First Citizens BancShares, Inc. - Class A	—	176
Fiserv, Inc. (b)	4	468
FleetCor Technologies, Inc. (b)	—	126
FMC Corporation	4	231
Former Charter Communications Parent, Inc. - Class A (b)	3	1,169
Fortrea Holdings Inc. (b)	1	46
Fortune Brands Innovations, Inc.	2	179
Freeport-McMoRan Inc.	5	230
Garmin Ltd.	2	260
General Dynamics Corporation	1	199
Graphic Packaging Holding Company	6	158
HCA Healthcare, Inc.	1	234
Henry Schein, Inc. (b)	2	162
Hilton Worldwide Holdings Inc.	20	3,676
Home Depot, Inc., The	—	152
Honeywell International Inc.	2	456
Howmet Aerospace Inc.	1	76
Hubbell Incorporated	1	219
HubSpot, Inc. (b)	1	337
Humana Inc.	—	59
IAC Inc. (b)	3	151
Ingersoll Rand Inc.	6	428
Intel Corporation	2	89
Intercontinental Exchange, Inc.	1	104
International Business Machines Corporation	1	123
Intuit Inc.	1	854
Intuitive Surgical, Inc. (b)	1	467
J.B. Hunt Transport Services, Inc.	2	301
Jabil Inc.	3	355
Johnson & Johnson	25	3,814
Kenvue Inc.	7	143
Keurig Dr Pepper Inc.	10	317
Kinder Morgan, Inc.	14	242
Knight-Swift Transportation Holdings Inc. - Class A	1	78
Kontoor Brands, Inc.	4	256
Kraft Foods Group, Inc.	5	181
KRC Interim Corp.	73	1,563
Laboratory Corporation of America Holdings	1	185
Lam Research Corporation	1	569
Lamar Advertising Company - Class A	2	162
Lamb Weston Holdings, Inc.	2	202
Legacy Vulcan Corp.	—	49
Lennar Corporation - Class A	1	80
Liberty Broadband Corporation - Series C (b)	2	125
Liberty Media Corporation - Series A (b)	4	102
Liberty Media Corporation - Series C (b)	2	70
Liberty Media Corporation - Series C (b)	7	191
Loews Corporation (a)	6	408
Lowe`s Companies, Inc.	3	705
M&T Bank Corporation	3	447
Marriott International, Inc. - Class A	6	1,283

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Martin Marietta Materials, Inc.	1	332
Masco Corporation	3	223
MasterCard Incorporated - Class A (a)	23	9,637
McDonald's Corporation	22	6,482
McKesson Corporation	1	261
Media Group Holdings LLC (c) (d) (e)	3,345	—
Merck & Co., Inc.	1	157
Meta Platforms, Inc. - Class A (b)	25	8,726
MetLife, Inc.	3	183
Mettler-Toledo International Inc. (b)	—	126
MGIC Investment Corporation	7	133
Microchip Technology Incorporated	2	164
Microsoft Corporation (a)	66	24,826
Mid-America Apartment Communities, Inc.	2	244
Mohawk Industries, Inc. (b)	2	181
MongoDB, Inc. - Class A (b)	1	366
Morgan Stanley	8	742
Murphy USA Inc.	—	123
Natera, Inc. (b)	4	227
Netflix, Inc. (b)	1	496
Newell Brands Inc.	10	90
Nexstar Media Group, Inc. - Class A	1	117
NextEra Energy, Inc.	77	4,676
Northern Trust Corporation	2	181
Northrop Grumman Corporation	—	109
NVIDIA Corporation	22	10,648
Old Dominion Freight Line, Inc.	1	310
Oracle Corporation	4	472
Packaging Corporation of America	2	262
Palo Alto Networks, Inc. (b)	2	664
Performance Food Group Company (b)	4	266
PG&E Corporation	11	190
Philip Morris International Inc.	3	284
Phillips 66	2	257
Pioneer Natural Resources Company	1	185
Pool Corporation	—	181
Post Holdings, Inc. (b)	2	164
Procter & Gamble Company, The (a)	2	243
ProLogis Inc.	45	5,959
Public Service Enterprise Group Incorporated	27	1,679
Public Storage Operating Company	1	256
Qiagen N.V. (b)	—	20
Quanta Services, Inc.	3	554
Quest Diagnostics Incorporated	1	97
Ralph Lauren Corporation - Class A	1	107
Raymond James Financial, Inc.	3	295
Rayonier Inc.	4	144
Regency Centers Corporation	1	98
Regeneron Pharmaceuticals, Inc. (b)	6	5,649
Regions Financial Corporation	12	229
Rocket Companies, Inc. - Class A (b)	3	43
Ross Stores, Inc.	18	2,409
Royal Caribbean Cruises Ltd. (b)	1	189
Royalty Pharma PLC - Class A	7	196
RTX Corporation	2	204
S&P Global Inc.	7	3,045
Salesforce, Inc. (b)	—	105
Silgan Holdings Inc.	7	312
Snowflake Inc. - Class A (b)	2	369
Southwest Airlines Co.	4	124
State Street Corporation	2	140
Steel Dynamics, Inc.	1	59
Stryker Corporation	5	1,383
Sun Communities, Inc.	20	2,659
Synopsys, Inc. (b)	1	353
Take-Two Interactive Software, Inc. (b)	3	484
Tapestry, Inc.	2	55
TD SYNNEX Corporation	1	145
TechnipFMC PLC	20	411
Tesla Inc. (b)	4	1,049
Texas Instruments Incorporated	4	603
Texas Roadhouse, Inc. - Class A	1	164
The Boeing Company (b)	1	383
The Charles Schwab Corporation (a)	35	2,433
The Chemours Company	10	302
The Cigna Group	—	126
The Coca-Cola Company	148	8,710
The Cooper Companies, Inc.	1	312
The Goldman Sachs Group, Inc.	1	209
The Interpublic Group of Companies, Inc.	4	117
The Middleby Corporation (b)	2	233
The PNC Financial Services Group, Inc. (a)	3	438
The Progressive Corporation	44	6,891
The Southern Company	19	1,356
The Timken Company	1	104
The Trade Desk, Inc. - Class A (b)	5	355
The Travelers Companies, Inc.	3	642
The Williams Companies, Inc.	7	240
Thermo Fisher Scientific Inc.	1	620
TJX Companies, Inc., The	30	2,803
T-Mobile USA, Inc.	1	108
Trane Technologies Public Limited Company	3	641
Truist Financial Corporation	14	512
U.S. Bancorp	20	869
Uber Technologies, Inc. (b)	115	7,080
UDR, Inc.	27	1,022
Union Pacific Corporation	1	234
United Parcel Service, Inc. - Class B	2	306
UnitedHealth Group Incorporated (a)	21	10,940
Ventas, Inc.	1	60
Verizon Communications Inc.	3	122
Vertex Pharmaceuticals Incorporated (b)	—	124
Vertiv Holdings Co - Class A	1	45
Vornado Realty Trust	3	96
W. R. Berkley Corporation	2	129
Walmart Inc.	2	292
Walt Disney Company, The	2	200
Warner Bros. Discovery, Inc. - Series A (b)	12	138
Wells Fargo & Company (a)	56	2,784
Welltower OP LLC	1	48
WESCO International, Inc.	2	261
WestRock Company	3	111
Weyerhaeuser Company	9	296
Workday, Inc. - Class A (b)	2	412
Xcel Energy Inc.	2	146
Yum! Brands, Inc.	32	4,202
Zimmer Biomet Holdings, Inc.	2	300
		281,174
France 2.6%
Aeroports de Paris	—	9
Airbus SE	1	184
Amundi (e)	—	9
AXA	4	117
Biomerieux SA	—	10
BNP Paribas	2	150
Bollore SE	2	10
Bouygues	—	15
Bureau Veritas	1	15
Capgemini	—	67
Carrefour	1	21
Compagnie De Saint-Gobain	1	72
Compagnie Generale des Etablissements Michelin	1	50
Credit Agricole SA	3	35
Danone	1	85
Dassault Aviation	—	8
Dassault Systemes	1	70
Edenred	1	30
Eiffage	—	17
Engie	51	902
EssilorLuxottica	1	126
Eurofins Scientific SE	—	17
Getlink S.E.	1	12
Hermes International	—	148
IPSEN	—	8
Kering	—	63
L'Air Liquide, societe anonyme pour l'Etude et l'Exploitation des procedes Georges Claude	5	1,038
Legrand	36	3,723
L'Oreal	1	246
LVMH Moet Hennessy Louis Vuitton	9	6,895

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Orange	4	41
Pernod Ricard	—	72
Publicis Groupe SA	—	42
Safran	16	2,878
Sanofi	2	230
Sartorius Stedim Biotech	—	13
Schneider Electric SE	1	220
Societe d'exploitation Hoteliere	—	17
Societe Generale	1	39
Thales	—	28
TotalEnergies SE	27	1,847
Veolia Environnement-VE	1	41
VINCI	54	6,739
Vivendi SE	1	13
		26,372
Japan 2.3%
ABC-Mart, Inc.	—	5
ACOM Co., Ltd.	1	2
Advantest Corporation	1	47
Aeon Co., Ltd.	2	40
AGC Inc. (f)	—	15
Aisin Corporation	—	10
Ajinomoto Co., Inc.	1	39
ANA Holdings Inc.	—	9
Asahi Group Holdings, Ltd.	1	41
Asahi Intecc Co., Ltd.	1	10
Asahi Kasei Corporation	3	21
ASICS Corporation (f)	—	12
Astellas Pharma Inc.	4	43
Bandai Namco Holdings Inc.	1	26
Bridgestone Corporation (f)	1	50
Brother Industries, Ltd.	1	8
Canon Inc.	2	51
Capcom Co., Ltd.	—	10
Central Japan Railway Company	2	48
Chubu Electric Power Co., Inc.	2	21
Chugai Pharmaceutical Co., Ltd.	1	49
Concordia Financial Group, Ltd.	2	10
Dai Nippon Printing Co., Ltd.	1	15
Daifuku Co., Ltd.	1	16
Dai-ichi Life Holdings, Inc.	2	47
Daiichi Sankyo Company, Ltd	4	107
Daikin Industries, Ltd.	6	912
Daito Trust Construction Co., Ltd.	—	12
Daiwa House Industry Co., Ltd	1	39
Daiwa House REIT Investment Corporation	—	7
Daiwa Securities Group Inc.	3	18
DENSO Corporation	4	56
DISCO Corporation	—	49
East Japan Railway Company	1	40
Eisai Co., Ltd.	1	30
ENEOS Holdings, Inc.	6	25
FANUC Corporation	2	56
Fast Retailing Co., Ltd.	—	74
Fuji Electric Co., Ltd.	—	13
FUJIFILM Holdings Corporation	1	48
Fujitsu Limited	—	60
Fukuoka Financial Group, Inc.	—	7
GLP J-REIT	—	10
Hamamatsu Photonics K.K.	—	12
Hankyu Hanshin Holdings, Inc.	1	16
HASEKO Corporation	—	4
Hitachi Construction Machinery Co., Ltd.	—	5
Hitachi, Ltd.	2	137
Honda Motor Co., Ltd.	10	102
Hoshizaki Corporation	—	11
Hoya Corporation	16	2,004
Hulic Co., Ltd. (f)	1	11
IBIDEN Co., Ltd.	—	17
Idemitsu Kosan Co., Ltd.	2	11
Iida Group Holdings Co., Ltd.	—	3
Inpex Corporation (f)	2	23
Isuzu Motors Limited	1	17
ITOCHU Corporation	3	114
Japan Airlines Co., Ltd.	—	6
Japan Airport Terminal Co., Ltd.	—	9
Japan Exchange Group, Inc.	59	1,251
Japan Metropolitan Fund Investment Corporation	—	9
Japan Post Bank Co., Ltd.	3	27
Japan Post Holdings Co., Ltd.	4	38
Japan Post Insurance Co., Ltd.	1	11
Japan Real Estate Investment Corporation	—	12
Japan Tobacco Inc. (f)	2	57
JFE Holdings, Inc.	1	20
JSR Corporation	—	11
Kajima Corporation	1	13
Kansai Paint Co., Ltd	—	7
Kao Corporation (f)	1	37
Kawasaki Heavy Industries, Ltd.	—	7
Kawasaki Kisen Kaisha, Ltd.	—	13
KDDI Corporation	3	95
Keio Corporation	—	6
Keisei Electric Railway Co., Ltd.	—	14
Keyence Corporation	3	1,142
Kikkoman Corporation	—	24
Kintetsu Group Holdings Co., Ltd	—	13
Kirin Holdings Company, Ltd (f)	2	26
Kobe Bussan Co., Ltd.	—	9
Koei Tecmo Holdings Co., Ltd.	—	2
Koito Manufacturing Co., Ltd.	1	9
Komatsu Ltd.	2	50
Konami Holdings Corporation	—	10
Kose Corporation	—	7
Kubota Corporation	2	35
Kurita Water Industries Ltd.	—	12
KYOCERA Corporation	3	41
Kyoto Financial Group, Inc.	—	6
Kyowa Kirin Co., Ltd. (f)	1	10
Kyushu Railway Company	—	4
Lasertec Co., Ltd. (f)	—	52
Lawson, Inc.	—	5
M3, Inc.	1	17
Makita Corporation	1	17
Marubeni Corporation	3	54
Matsuki Yokokokara & Company Co., Ltd.	1	12
Mazda Motor Corporation	1	13
McDonald's Holdings Company (Japan), Ltd. (f)	—	9
Medipal Holdings Corporation	—	3
Meiji Holdings Co., Ltd.	1	14
Minebeamitsumi Inc.	1	18
MISUMI Group Inc.	1	10
Mitsubishi Chemical Group Corporation	3	17
Mitsubishi Corporation	8	129
Mitsubishi Electric Corporation	4	61
Mitsubishi Estate Co., Ltd.	3	36
Mitsubishi HC Capital Inc.	2	12
Mitsubishi Heavy Industries, Ltd.	1	41
Mitsubishi Motors Corporation	1	4
Mitsubishi UFJ Financial Group Inc	118	1,008
Mitsui & Co., Ltd.	3	116
Mitsui Chemicals, Inc.	—	12
Mitsui Fudosan Co., Ltd.	2	49
Mitsui O.S.K. Lines, Ltd.	1	22
Mizuho Bank, Ltd. (f)	—	10
Mizuho Financial Group, Inc.	5	87
MonotaRO Co., Ltd.	1	7
MS&AD Insurance Group Holdings, Inc.	1	39
Murata Manufacturing Co., Ltd.	4	76
Nec Corporation	1	30
NEXON Co., Ltd.	1	16
NGK Insulators, Ltd.	1	8
Nidec Corporation	1	44
Nikon Corporation	1	7
Nintendo Co., Ltd.	2	115
Nippon Building Fund Inc. (f)	—	13
Nippon Express Co., Ltd. (f)	—	11
Nippon Paint Holdings Co., Ltd. (f)	2	17
Nippon Prologis REIT, Inc.	—	10
Nippon Sanso Holdings Corporation	—	11

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Nippon Steel Corporation	2	41
Nippon Telegraph and Telephone Corporation	687	839
Nippon Yusen Kabushiki Kaisha	1	28
Nissan Motor Co., Ltd.	5	18
Nisshin Seifun Group Inc.	1	8
Nissin Chemical Corporation	—	12
Nissin Food Holdings Co., Ltd.	1	21
Niterra Co., Ltd.	—	7
Nitori Holdings Co., Ltd.	—	27
Nitto Denko Corporation	—	22
Nomura Holdings, Inc.	6	28
Nomura Real Estate Holdings, Inc.	—	5
Nomura Real Estate Master Fund, Inc.	—	11
Nomura Research Institute Ltd	1	26
NTT DATA Corporation	1	17
Obayashi Corporation	1	11
OBIC Co., Ltd.	—	17
Odakyu Electric Railway Co., Ltd.	1	11
Oji Holdings Corporation	2	7
Olympus Corporation	3	36
OMRON Corporation	—	19
Ono Pharmaceutical Co., Ltd.	1	16
Open House Group Co., Ltd.	—	3
Oracle Corporation Japan	—	8
Oriental Land Co., Ltd.	2	85
ORIX Corporation	2	41
Osaka Gas Co., Ltd.	1	17
Otsuka Corporation	—	8
Otsuka Holdings Co., Ltd.	1	34
Pan Pacific International Holdings Corporation	1	26
Panasonic Holdings Corporation	5	47
Persol Holdings Co., Ltd.	4	7
Rakuten Group, Inc. (f)	3	14
Recruit Holdings Co., Ltd.	3	135
Renesas Electronics Corporation (b)	3	47
Resona Holdings, Inc.	5	24
Ricoh Company, Ltd.	1	8
ROHM Co., Ltd.	1	11
SBI Holdings, Inc.	—	9
SCSK Corporation	—	4
Secom Co., Ltd.	—	29
Sega Sammy Holdings, Inc.	—	4
Seiko Epson Corporation.	1	9
Sekisui Chemical Co., Ltd.	1	13
Sekisui House, Ltd.	1	24
Seven & I Holdings Co., Ltd.	2	67
SG Holdings Co., Ltd.	1	13
Sharp Corporation (b)	1	4
Shimadzu Corporation	1	17
Shimano Inc.	—	31
Shimizu Corporation	1	7
Shin-Etsu Chemical Co., Ltd.	143	5,970
Shionogi & Co., Ltd.	1	29
Shiseido Company, Limited	1	24
SMC Corporation	—	54
Softbank Corp.	6	70
SoftBank Group Corp	2	89
Sojitz Corporation	—	10
Sompo Holdings, Inc.	1	34
Sony Group Corporation	14	1,299
Square Enix Holdings Co., Ltd.	—	4
Subaru Corporation.	1	24
SUMCO Corporation (f)	—	4
Sumitomo Chemical Company, Limited	3	7
Sumitomo Corporation	2	52
Sumitomo Electric Industries, Ltd.	2	20
Sumitomo Metal Mining Co., Ltd.	1	18
Sumitomo Mitsui Financial Group, Inc.	3	132
Sumitomo Mitsui Trust Bank, Limited	1	27
Sumitomo Realty & Development Co., Ltd.	1	30
Suntory Beverage & Food Limited (f)	—	13
Suzuki Motor Corporation	1	38
Sysmex Corporation	—	22
T&D Holdings, lnc.	1	17
Taisei Corporation	—	10
Taisho Pharmaceutical Holdings Co., Ltd.	—	6
Takeda Pharmaceutical Co Ltd	3	89
TDK Corporation	1	38
Terumo Corporation	2	49
The Chiba Bank, Ltd.	1	10
The Kansai Electric Power Company, Incorporated	2	21
TIS Inc.	1	11
TOBU Railway Co., LTD.	—	11
Toho Co., Ltd.	—	10
Tokio Marine Holdings, Inc.	75	1,867
Tokyo Century Corporation	—	4
Tokyo Electric Power Company Holdings, Inc. (b)	2	8
Tokyo Electron Limited	1	160
Tokyo Gas Co., Ltd.	1	21
Tokyu Corporation	1	15
Tokyu Fudosan Holdings Corporation	1	8
TOPPAN Holdings Inc.	1	17
Toray Industries, Inc.	3	17
Tosoh Corporation	1	8
TOTO Ltd.	—	11
Toyo Suisan Kaisha, Ltd.	—	10
Toyota Industries Corporation	—	33
Toyota Motor Corporation	24	442
Toyota Tsusho Corporation	1	29
Trend Micro Incorporated (f)	—	16
Unicharm Corporation (f)	1	33
USS Co., Ltd.	—	8
Welcia Holdings Co., Ltd.	—	5
West Japan Railway Company	1	21
Yakult Honsha Co., Ltd.	1	13
Yamaha Corporation	—	7
Yamaha Motor Co., Ltd. (f)	2	16
Yamato Holdings Co., Ltd.	1	13
Yaskawa Electric Corporation	1	25
Yokogawa Electric Corporation	1	10
Z Holdings Corporation	6	19
Zensho Holdings Co., Ltd.	—	5
ZOZO, Inc.	—	4
		23,030
United Kingdom 2.2%
3I Group PLC	41	1,259
abrdn plc (f)	4	9
Admiral Group PLC	1	21
Anglo American PLC	6	146
AngloGold Ashanti PLC	5	95
Ashtead Group Public Limited Company	1	62
Associated British Foods PLC	1	25
AstraZeneca PLC	29	3,907
Auto Trader Group PLC	2	17
Aviva PLC	7	37
B&M European Value Retail S.A.	2	14
BAE Systems PLC	6	87
Barclays PLC	29	56
Barratt Developments PLC	2	14
BP P.L.C.	201	1,198
British American Tobacco P.L.C.	5	133
BT Group PLC	13	20
Bunzl Public Limited Company	1	27
Burberry Group PLC	1	14
Carnival Corporation (b)	4	67
Centrica PLC	11	20
Coca-Cola Europacific Partners PLC	—	28
Compass Group PLC	4	96
Convatec Group PLC (e)	3	10
Croda International Public Limited Company	—	18
DCC Public Limited Company	—	15
Dechra Pharmaceuticals PLC	—	11
Diageo PLC	23	818
DS Smith PLC	3	11
Endava PLC - Class A - ADR (b)	3	199
Entain PLC	1	16
Experian PLC	2	76
Ferguson Holdings Limited	7	1,326
Fiat Chrysler Automobiles N.V.	4	92

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
GSK PLC	8	154
Haleon PLC	11	46
Halma Public Limited Company	1	23
Hargreaves Lansdown PLC	1	8
Hikma Pharmaceuticals Public Limited Company	—	7
Hiscox Ltd.	1	10
Howden Joinery Group PLC	1	12
HSBC Holdings PLC	31	252
HSBC Holdings PLC	39	312
Imperial Brands PLC	2	42
Informa Jersey Limited	3	27
InterContinental Hotels Group PLC	9	809
Intermediate Capital Group PLC	1	15
Intertek Group Plc	—	18
J Sainsbury PLC	3	13
JD Sports Fashion PLC	6	12
Kingfisher PLC	4	13
Land Securities Group PLC	2	16
Legal & General Group PLC	13	40
Linde Public Limited Company	3	1,089
Lloyds Banking Group PLC	2,364	1,438
London Stock Exchange Group PLC	1	105
M&G PLC	5	13
Melrose Industries PLC	3	19
Mondi PLC	1	19
National Grid PLC	8	104
NatWest Group PLC	11	31
Next PLC	—	27
Ocado Group PLC (b)	1	14
Pearson PLC	1	17
Persimmon Public Limited Company	1	12
Phoenix Group Holdings PLC	2	14
Reckitt Benckiser Group PLC	1	101
Relx PLC	36	1,430
Relx PLC	66	2,605
Rentokil Initial PLC	5	29
Rightmove PLC	2	12
Rio Tinto PLC	2	162
Rolls-Royce PLC (b)	17	66
Schroders PLC	2	14
SEGRO Public Limited Company	2	27
Severn Trent PLC	1	18
Smith & Nephew PLC	2	24
Smiths Group PLC	1	16
Spirax-Sarco Engineering PLC	—	20
SSE PLC	76	1,793
St. James's Place PLC	1	10
Standard Chartered PLC	5	40
Taylor Wimpey PLC	7	13
Tesco PLC	14	52
The Berkeley Group Holdings PLC	—	14
The Sage Group PLC.	2	31
Unilever PLC	5	247
United Utilities PLC	1	19
Vodafone Group Public Limited Company	45	39
Weir Group PLC(The)	1	14
Whitbread PLC	—	19
Wise PLC - Class A (b)	1	15
WPP 2012 Limited	2	21
		21,526
Netherlands 1.8%
Adyen N.V. (b) (e)	—	81
Aegon Ltd.	3	19
Akzo Nobel N.V.	—	28
ASM International N.V.	—	45
ASML Holding N.V.	12	8,764
Exor Nederland N.V.	—	20
HAL Trust	—	9
Heineken Holding N.V.	—	23
Heineken N.V.	1	59
ING Groep N.V.	7	101
JDE Peet's N.V.	—	7
Koninklijke Ahold Delhaize N.V.	2	54
Koninklijke KPN N.V.	6	22
Koninklijke Philips N.V. (b)	2	37
NN Group N.V.	1	23
NXP Semiconductors N.V.	16	3,522
Prosus N.V. - Class N	3	89
Randstad N.V.	—	15
Shell PLC - Class A	147	4,807
Universal Music Group N.V.	2	55
Wolters Kluwer N.V. - Class C	1	70
		17,850
Taiwan 1.6%
Accton Technology Corporation	8	136
Advantech Co., Ltd.	13	162
ASE Technology Holding Co., Ltd.	51	224
ASPEED Technology Inc.	2	203
Chailease Holding Company Limited	25	159
Delta Electronics, Inc.	14	143
Eclat Textile Corporation Ltd.	11	201
eMemory Technology Inc.	2	159
Largan Precision Co., Ltd.	3	281
Quanta Computer Inc.	21	153
Realtek Semiconductor Corporation	19	292
Taiwan Semiconductor Manufacturing Company Limited - ADR	101	10,532
Taiwan Semiconductor Manufacturing Company Limited	164	3,160
Wiwynn Corporation	3	178
		15,983
Germany 1.2%
Adidas AG - Class N	—	66
Allianz SE	6	1,709
BASF SE - Class N	2	98
Bayer Aktiengesellschaft - Class N	2	69
Bayerische Motoren Werke Aktiengesellschaft	1	68
Beiersdorf Aktiengesellschaft	—	30
Brenntag SE - Class N	—	24
Carl Zeiss Meditec AG	—	8
COMMERZBANK Aktiengesellschaft	2	25
Continental Aktiengesellschaft	—	19
Covestro AG (b) (e)	—	21
Daimler Truck Holding AG	1	38
Delivery Hero SE (b) (e)	—	11
Deutsche Bank Aktiengesellschaft - Class N	4	52
Deutsche Borse Aktiengesellschaft - Class N	—	76
Deutsche Lufthansa Aktiengesellschaft (b)	1	11
Deutsche Post AG - Class N	18	873
Deutsche Telekom AG - Class N	7	169
DW Property Invest GmbH	—	3
E.ON SE - Class N	5	61
Evonik Industries AG	—	8
Fresenius SE & Co. KGaA	1	25
Hannover Ruck SE - Class N	—	29
Heidelberg Materials AG	—	24
Henkel AG & Co. KGaA	—	14
Infineon Technologies AG - Class N	20	829
Mercedes-Benz Group AG - Class N	2	113
MERCK Kommanditgesellschaft auf Aktien	—	42
MTU Aero Engines AG - Class N	—	23
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	7	2,832
Puma SE	—	11
RWE Aktiengesellschaft	88	3,998
SAP SE	2	336
Siemens Aktiengesellschaft - Class N	1	271
Siemens Energy AG (b)	1	14
Siemens Healthineers AG (e)	1	32
Symrise AG	—	28
Talanx Aktiengesellschaft	—	9
Vonovia SE	2	52
		12,121
South Korea 1.1%
Hana Financial Group Inc.	4	142
Hl Mando Corporation	7	198
KB Financial Group Inc.	10	411
KIA Corporation	3	263

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
LG Chem, Ltd.	1	394
NAVER Corporation	1	194
S.M. Entertainment Co., Ltd.	1	86
Samsung Electronics Co Ltd	143	8,683
Samsung Fire & Marine Insurance Co., Ltd.	1	178
SK Hynix Inc.	6	647
SK Telecom Co., Ltd.	3	98
S-Oil Corporation	2	132
		11,426
China 1.1%
Alibaba Group Holding Limited (e)	59	574
Angel Yeast Co., Ltd. - Class A	30	151
Chacha Food Company, Limited - Class A	26	127
China Construction Bank Corporation - Class H	969	577
China Merchants Bank Co., Ltd. - Class H	79	278
China Yangtze Power Co., Ltd. - Class A	81	266
Foshan Haitian Flavoring & Food Co., Ltd. - Class A	23	123
Fuyao Glass Industry Group Co., Ltd. - Class H (e)	40	197
H World Group Limited	42	141
Haier Smart Home Co., Ltd - Class H	95	269
Inner Mongolia Yili Industrial Group Co., Ltd. - Class A	54	204
iQIYI, Inc. - Class A - ADR (b)	14	70
JD.com, Inc. - Class A	18	265
JD.com, Inc. - Class A - ADR	25	732
Jiangsu Hengli Hydraulic Technology Co., Ltd. - Class A	20	153
Kanzhun Limited - ADR	8	133
Kingdee International Software Group Company Limited (b)	101	147
LONGi Green Energy Technology Co., Ltd. - Class A	39	127
Meituan - Class B (b) (e)	34	358
NetEase, Inc.	19	349
Pinduoduo (Shanghai) Network Technology Co., Ltd. - ADR (b)	2	229
Ping An Insurance (Group) Company of China, Ltd. - Class H	59	267
Shanghai Baosight Software Co., Ltd - Class A	16	109
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	5	197
Shenzhou International Group Holdings Limited	23	237
Silergy Corp.	13	211
Tencent Holdings Limited	98	3,705
Wanhua Chemical Group Co., Ltd. - Class A	18	193
Weichai Power Co., Ltd. - Class H	74	123
Wuliangye Yibin Co., Ltd. - Class A	9	184
WuXi AppTec Co., Ltd. - Class H (e) (f)	17	172
Wuxi Biologics Cayman Inc (b) (e)	8	28
Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. - Class A	16	99
Zijin Mining Group Co., Ltd. - Class H	108	176
		11,171
India 0.9%
Bharti Airtel Limited	11	139
Biocon Limited	42	125
Britannia Industries Ltd	5	293
HDFC Life Insurance Company Limited (e)	24	185
HDFC Bank Limited	45	929
HDFC Bank Limited - ADR	64	4,319
Hindustan Unilever Limited	12	373
ICICI Bank Limited	38	454
Infosys Limited	41	764
ITC Limited	45	251
Kotak Mahindra Bank Limited	12	286
Maruti Suzuki India Limited	2	259
Reliance Industries Limited	17	541
Shriram Finance Limited	10	245
UltraTech Cement Limited	2	200
		9,363
Denmark 0.8%
A.P. Moller - Maersk A/S - Class A	—	9
A.P. Moller - Maersk A/S - Class B	—	14
Carlsberg A/S - Class B	—	24
Chr. Hansen Holding A/S	—	17
Coloplast A/S - Class B	—	31
Danske Bank A/S	1	37
Demant A/S (b)	—	8
DSV A/S	—	62
Genmab A/S (b)	—	43
Novo Nordisk A/S - Class B	71	7,341
Novozymes A/S - Class B	—	25
Orsted A/S (e)	—	21
Pandora A/S	—	23
Tryg A/S	1	16
Vestas Wind Systems A/S (b)	2	65
		7,736
Switzerland 0.6%
ABB Ltd - Class N	3	144
Alcon AG	1	77
Barry Callebaut AG - Class N	—	17
Coca-Cola HBC AG	—	12
Compagnie Financiere Richemont SA	1	150
DSM-Firmenich AG	—	48
EMS-Chemie Holding AG	—	13
Geberit AG - Class N	—	46
Givaudan SA - Class N	—	79
Glencore PLC	19	113
Holcim AG	1	82
Julius Bar Gruppe AG - Class N	—	23
Kuhne & Nagel International AG	—	38
Lonza Group AG	—	64
Nestle S.A. - Class N	20	2,285
Novartis AG - Class N	4	423
Partners Group Holding AG	—	65
Roche Holding AG	—	19
Sandoz Group AG (b)	1	26
Schindler Holding AG - Class N	—	11
SGS SA	—	26
Sika AG	—	102
Sonova Holding AG	—	33
STMicroelectronics N.V.	1	67
Straumann Holding AG - Class N	—	37
Swiss Life Holding AG - Class N	—	46
Swiss Re AG	1	68
Swisscom AG - Class N	—	31
The Swatch Group AG	—	16
The Swatch Group AG - Class N	—	6
UBS Group AG	7	204
Zurich Insurance Group AG - Class N	4	1,929
		6,300
Sweden 0.6%
AB Sagax - Class B	—	11
AB Sagax - Class D	—	1
Aktiebolaget Industrivarden - Class A	—	11
Aktiebolaget Industrivarden - Class C (f)	—	11
Aktiebolaget SKF - Class A	—	1
Aktiebolaget SKF - Class B	1	15
Aktiebolaget Volvo - Class A	—	10
Aktiebolaget Volvo - Class B	139	3,599
Alfa Laval AB	1	24
Assa Abloy AB - Class B	2	62
Atlas Copco Aktiebolag - Class A	68	1,176
Atlas Copco Aktiebolag - Class B	3	47
Axfood AB	—	6
Boliden AB (b)	1	16
Castellum Aktiebolag	1	13
Epiroc Aktiebolag - Class A	1	25
Epiroc Aktiebolag - Class B	1	14
EQT AB (e)	1	39
Essity Aktiebolag (publ) - Class B	1	30
Evolution AB (publ) (e)	—	46
Fastighets AB Balder - Class B (b)	1	10
G&L Beijer Ref AB - Class B (f)	1	10
Getinge AB - Class B	—	10
H & M Hennes & Mauritz AB - Class B	1	21
Hexagon Aktiebolag - Class B	4	52
Holmen Aktiebolag - Class B	—	7
Husqvarna Aktiebolag - Class B	1	6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Indutrade Aktiebolag	1	14
Investment Ab Latour - Class B	—	8
Investor Aktiebolag - Class A	1	27
Investor Aktiebolag - Class B	4	86
L E Lundbergforetagen Aktiebolag (publ) - Class B	—	8
Lifco AB (Publ) - Class B	—	11
NIBE Industrier AB - Class B	4	25
Nordnet AB	—	5
Saab AB - Class B	—	11
Sandvik Aktiebolag	2	48
Securitas AB - Class B	1	11
Skandinaviska Enskilda Banken AB - Class A	3	45
Skandinaviska Enskilda Banken AB - Class C (f)	—	—
Skanska AB - Class B	1	12
SSAB AB - Class A	1	4
SSAB AB - Class B	1	9
Svenska Cellulosa Aktiebolaget SCA - Class B	1	18
Svenska Handelsbanken AB - Class A	3	33
Svenska Handelsbanken AB - Class B (f)	—	1
Swedbank AB - Class A	2	41
Swedish Orphan Biovitrum AB (Publ) (b)	—	12
Tele2 AB - Class B	1	9
Telefonaktiebolaget LM Ericsson - Class A	—	1
Telefonaktiebolaget LM Ericsson - Class B	6	39
Telia Company AB	5	12
Trelleborg AB - Class B	—	15
Volvo Cars AB - Class B (b)	1	3
		5,781
Hong Kong 0.5%
AIA Group Limited	304	2,655
Budweiser Brewing Company APAC Limited (e)	111	208
CK Asset Holdings Limited	4	20
CK Hutchison Holdings Limited	6	29
CK Infrastructure Holdings Limited	1	6
CLP Holdings Limited	4	29
ESR Group Limited (e)	5	7
Galaxy Entertainment Group Limited	4	22
Hang Lung Properties Limited	4	6
Hang Seng Bank, Limited	2	19
Henderson Land Development Company Limited	3	9
HKT Trust	7	8
Hong Kong And China Gas Company Limited -The-	23	18
Hong Kong Exchanges and Clearing Limited	45	1,532
Jardine Matheson Holdings Limited	1	21
Link Real Estate Investment Trust	5	29
MTR Corporation Limited	4	14
Power Assets Holdings Limited	3	14
Sino Land Company Limited	6	7
Sun Hung Kai Properties Limited	4	38
Swire Pacific Limited - Class A	1	8
Swire Pacific Limited - Class B	3	3
Swire Properties Limited	2	4
Techtronic Industries Company Limited	16	185
The Wharf (Holdings) Limited (f)	2	6
WH Group Limited (e)	16	11
Wharf Real Estate Investment Company Limited	3	10
		4,918
Canada 0.5%
Alimentation Couche-Tard Inc.	19	1,094
Canadian National Railway Company	11	1,355
Fairfax Financial Holdings Limited	—	152
Kinross Gold Corporation	8	48
Lululemon Athletica Canada Inc. (b)	1	333
The Toronto-Dominion Bank	24	1,551
		4,533
Mexico 0.5%
Fresnillo PLC	—	3
Grupo Aeroportuario Del Pacifico, S.A.B. de C.V.	17	290
Grupo Aeroportuario del Sureste, S.A.B. de C.V. - Series B - ADR	1	297
Grupo Financiero Banorte, S.A.B. de C.V.	48	486
Grupo Mexico, S.A.B. de C.V. - Class B	30	166
Kimberly - Clark De Mexico S.A.B. De C.V. - Class A	68	152
Wal - Mart de Mexico, S.A.B. de C.V.	733	3,081
		4,475
Singapore 0.4%
Ascendas Real Estate Investment Trust	7	17
Capitaland Group Pte. Ltd.	10	15
Capitaland Investment Limited	5	12
City Developments Limited	1	6
DBS Group Holdings Ltd	148	3,725
Genting Singapore Limited	10	8
Great Eastern Holdings Limited	1	8
Jardine Cycle & Carriage Limited	—	5
Keppel Corporation Limited	3	13
Mapletree Commercial Trust Treasury Company Pte. Ltd. (e)	5	6
Oversea-Chinese Banking Corporation Limited	7	65
Singapore Airlines Limited	2	12
Singapore Exchange Limited	1	10
Singapore Technologies Engineering Ltd	3	8
Singapore Telecommunications Limited	16	30
United Overseas Bank Limited	3	58
UOL Group Limited	1	6
Wilmar International Limited	4	10
		4,014
Australia 0.4%
Ampol Limited	—	12
ANZ Group Holdings Limited	6	108
Aristocrat Leisure Limited	1	37
ASX Limited	—	17
Atlas Arteria Limited	2	9
Aurizon Holdings Limited	4	10
Australian Pipeline Trust	3	15
BHP Group Limited	10	353
BHP Group Limited	39	1,325
BlueScope Steel Limited	1	14
Brambles Limited	3	26
Cochlear Limited	—	26
Coles Group Limited	3	30
Commonwealth Bank of Australia	3	260
Computershare Limited	1	19
CSL Limited	1	192
DEXUS Funds Management Limited	2	11
Endeavour Group Limited	3	10
Fortescue Ltd	3	65
Goodman Funding Pty Ltd	4	61
GPT Management Holdings Limited	4	12
IDP Education Limited	1	8
IGO Limited	1	8
Incitec Pivot Limited	4	8
Insurance Australia Group Limited	5	19
Macquarie Group Limited	1	98
Medibank Private Limited	6	14
Mineral Resources Limited	—	16
Mirvac Limited	8	11
National Australia Bank Limited	6	133
Northern Star Resources Ltd	2	22
Orica Limited	1	10
Origin Energy Limited	3	20
Pilbara Minerals Limited (f)	6	15
Qantas Airways Limited (b)	2	6
QBE Insurance Group Limited	3	31
Ramsay Health Care Limited	—	13
REA Group Ltd	—	12
Reece Limited	1	11
Rio Tinto Limited	1	70
Santos Limited	6	33
Scentre Group Limited	11	21
SEEK Limited	1	12
Seven Group Holdings Limited	—	8
Sonic Healthcare Limited	1	20
South32 Limited	9	20
Stockland Corporation Ltd	5	15
Suncorp Group Limited	3	24
Telstra Corporation Limited	8	22
The Lottery Corporation Limited	5	15

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
TPG Corporation Limited	1	3
Transurban Holdings Limited	6	59
Treasury Wine Estates Limited	2	12
Vicinity Centres RE Ltd	7	10
Washington H. Soul Pattinson and Company Limited	—	11
Wesfarmers Limited	2	90
Westpac Banking Corporation	7	111
WiseTech Global Limited	—	18
Woodside Energy Group Ltd	4	82
Woolworths Group Limited	2	61
Worley Limited	1	9
		3,793
Indonesia 0.3%
PT Telkom Indonesia (Persero) Tbk	3,249	834
PT. Bank Central Asia Tbk	2,416	1,474
PT. Bank Rakyat Indonesia (Persero) Tbk.	1,482	550
		2,858
Finland 0.2%
Elisa Oyj	—	14
Fortum Oyj	1	13
Huhtamaki Oyj	—	8
Kesko Oyj - Class A	—	4
Kesko Oyj - Class B	1	11
Kone Corporation - Class B	1	36
Metso Oyj	1	15
Neste Oyj	1	31
Nokia Oyj	11	36
Nordea Bank Abp	123	1,529
Orion Oyj - Class A	—	2
Orion Oyj - Class B	—	9
Sampo Oyj - Class A	1	42
Stora Enso Oyj - Class R	1	17
UPM-Kymmene Oyj	1	40
Wartsila Oyj Abp	1	14
		1,821
Brazil 0.2%
Banco Do Brasil SA	31	353
Localiza Rent A Car S/A	19	249
Lojas Renner S/A.	63	225
NU Holdings Ltd. - Class A (b)	14	113
Raia Drogasil S.A.	39	236
TIM S.A	68	251
Transmissora Alianca De Energia Eletrica S/A	25	195
Vale S.A. - ADR	8	124
		1,746
Spain 0.2%
Acciona,S.A.	—	7
ACS, Actividades de Construccion y Servicios, S.A.	—	17
AENA, S.M.E., S.A. (e)	—	27
Amadeus IT Holding, S.A. (e)	1	63
Banco Bilbao Vizcaya Argentaria, S.A.	12	105
Banco Santander, S.A.	31	131
CaixaBank, S.A.	8	33
Cellnex Telecom, S.A. (e)	1	47
Corporacion Acciona Energias Renovables, S.A.	—	4
Endesa, S.A. (f)	1	13
Ferrovial SE	1	36
Iberdrola, Sociedad Anonima	11	150
Industria de Diseno Textil, S.A.	22	944
Naturgy Energy Group, S.A. (f)	—	8
Redeia Corporacion, S.A.	1	13
Repsol SA.	3	38
Telefonica, S.A.	11	42
		1,678
Italy 0.2%
A2a S.P.A.	3	6
Amplifon S.p.A	—	9
Assicurazioni Generali Societa' Per Azioni	2	51
Banca Mediolanum SpA	—	4
Banco BPM Societa' Per Azioni	3	15
Buzzi S.P.A.	—	5
Davide Campari-Milano N.V.	1	12
DiaSorin S.p.A.	—	5
Enel S.p.A	16	118
Eni S.p.A.	4	74
Ferrari N.V.	—	83
Finecobank Banca Fineco SPA	1	19
Hera S.p.A.	2	6
Infrastrutture Wireless Italiane S.p.A. (e)	1	9
Intesa Sanpaolo SPA	32	93
Leonardo S.p.A.	1	12
Mediobanca Banca di Credito Finanziario Societa' Per Azioni	1	15
Moncler S.p.A.	—	26
Nexi Spa (b)	1	10
Pirelli & C. S.p.A. (e)	1	4
Poste Italiane SPA (e)	1	11
Prysmian S.p.A.	1	25
Recordati Industria Chimica E Farmaceutica S.P.A. In Breve Recordati S.P.A.	—	10
Snam S.P.A.	4	22
Telecom Italia SPA	20	6
Terna – Rete Elettrica Nazionale S.p.A.	3	23
UniCredit S.p.A.	29	800
UnipolSai Assicurazioni S.p.A.	1	2
		1,475
South Africa 0.1%
ABSA Group	16	144
Bid Corporation (Pty) Ltd	6	146
Capitec Bank Holdings	3	385
Clicks Group	14	246
FirstRand Limited	52	209
Sanlam	38	153
Shoprite Holdings	10	151
		1,434
Belgium 0.1%
Ackermans	—	7
Ageas SA/NV	—	16
Anheuser-Busch InBev	2	120
argenx SE (b)	—	46
Azelis Group	—	4
Colruyt Group	—	4
D'Ieteren Group	—	8
Elia Group	—	7
Groupe Bruxelles Lambert - Groep Brussel Lambert	—	14
KBC Groep	17	1,079
Sofina (f)	—	8
Solvay	—	3
UCB	—	21
Umicore	—	11
Warehouses De Pauw	—	10
		1,358
Saudi Arabia 0.1%
Al Rajhi Banking and Investment Corporation	17	399
Saudi Basic Industries Corporation	9	198
The Saudi National Bank	39	397
		994
Ireland 0.1%
AerCap Holdings N.V. (b)	4	271
Flutter Entertainment Public Limited Company (b)	—	57
James Hardie Industries Public Limited Company - CDI	1	34
Kerry Group Public Limited Company - Class A	—	27
Kingspan Group Public Limited Company	—	27
Medtronic, Inc.	5	395
Seagate Technology Holdings Public Limited Company	2	161
Smurfit Kappa Funding Designated Activity Company	1	20
		992
Thailand 0.1%
PTT Exploration And Production Public Company Limited	46	201
Thai Oil Public Company Limited	191	300
The Siam Cement Public Company Limited - NVDR	18	159
		660
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Peru 0.0%
Credicorp Ltd.	3	389
Poland 0.0%
Allegro.eu (b) (e)	1	9
Bank Polska Kasa Opieki - Spolka Akcyjna	—	16
Dino Polska Spolka Akcyjna (b) (e)	2	223
ING Bank Slaski Spolka Akcyjna (b)	—	4
KGHM Polska Miedz Spolka Akcyjna	—	8
LPP Spolka Akcyjna	—	12
Orlen S A	1	19
Powszechna Kasa Oszczednosci Bank Polski Spolka Akcyjna (b)	2	22
Powszechny Zaklad Ubezpieczen Spolka Akcyjna	1	13
Santander Bank Polska Spolka Akcyjna	—	8
		334
Norway 0.0%
Adevinta ASA - Class B (b) (g)	1	6
Aker ASA	—	3
Aker BP ASA	1	18
DNB Bank ASA	2	38
Equinor ASA	2	62
Gjensidige Forsikring ASA	—	7
Kongsberg Gruppen ASA	—	8
Mowi ASA	1	16
Norsk Hydro ASA	3	18
Orkla ASA	2	12
SalMar ASA	—	8
Schibsted ASA - Class A	—	4
Schibsted ASA - Class B	—	5
Storebrand ASA	1	8
Telenor ASA	1	15
Var Energi ASA	1	3
Yara International ASA	—	12
		243
Hungary 0.0%
OTP Bank Nyrt.	5	224
Chile 0.0%
Antofagasta PLC	1	15
Banco Santander-Chile	3,667	179
		194
Israel 0.0%
Azrieli Group Ltd.	—	5
Bank Hapoalim Ltd	3	23
Bank Leumi Le-Israel B.M.	3	25
Bezeq Israel Communications Company Ltd	4	6
Elbit Systems Ltd.	—	11
Icl Group Ltd	1	7
Israel Discount Bank Limited	3	13
Mizrahi-Tefahot Bank Ltd.	—	12
Nice Ltd (b)	—	26
Teva Pharmaceutical Industries Ltd (b)	2	24
		152
Greece 0.0%
Hellenic Telecommunications Organization S.A. - Class R	11	150
Macau 0.0%
Sands China Ltd. (b)	51	149
Colombia 0.0%
Ecopetrol S.A. - ADR	8	98
Austria 0.0%
Andritz AG	—	9
BAWAG Group AG (e)	—	9
Erste Group Bank AG	1	29
EVN AG	—	2
OMV Aktiengesellschaft	—	13
Raiffeisen Bank International AG	—	7
Strabag SE	—	1
Telekom Austria Aktiengesellschaft	—	2
Verbund AG	—	13
Vienna Insurance Group AG Wiener Versicherung Gruppe	—	2
voestalpine AG	—	7
		94
Portugal 0.0%
EDP - Energias de Portugal, S.A.	6	29
EDP Renovaveis, S.A.	1	12
Galp Energia, SGPS, S.A.	1	13
Jeronimo Martins, SGPS, S.A.	1	14
		68
New Zealand 0.0%
Auckland International Airport Limited	3	15
Contact Energy Limited	2	8
Fisher & Paykel Healthcare Corporation Limited	1	16
Mercury NZ Limited	1	6
Meridian Energy Limited	3	9
Spark New Zealand Limited	4	12
		66
Luxembourg 0.0%
ArcelorMittal	1	31
Tenaris S.A.	1	16
		47
Bermuda 0.0%
Autostore Holdings Ltd (b) (e)	2	4
Russian Federation 0.0%
Evraz PLC (b) (c) (e)	1	—
Publichnoe Aktsionernoe Obshchestvo "Severstal" - GDR (b) (c) (e)	16	—
TCS Group Holding PLC - GDR (b) (c) (e)	5	—
Total Common Stocks (cost $474,861)		488,794
CORPORATE BONDS AND NOTES 24.7%
United States of America 19.8%
Aethon United BR LP
8.25%, 02/15/26 (g)	267	269
Affinity Gaming
6.88%, 12/15/27 (g)	987	881
AG Issuer LLC
6.25%, 03/01/28 (g)	248	246
AG TTMT Escrow Issuer LLC
8.63%, 09/30/27 (g)	344	362
Alliant Holdings Intermediate, LLC
4.25%, 10/15/27 (g)	1,307	1,255
6.75%, 10/15/27 - 04/15/28 (g)	1,076	1,101
Allied Universal Holdco LLC
6.63%, 07/15/26 (g)	875	871
9.75%, 07/15/27 (g)	649	636
Ameren Corporation
2.50%, 09/15/24	730	715
American Airlines, Inc.
5.50%, 04/20/26 (g)	1,112	1,103
7.25%, 02/15/28 (g)	1,225	1,244
American Builders & Contractors Supply Co., Inc.
4.00%, 01/15/28 (g)	249	236
AmeriGas Partners, L.P.
9.38%, 06/01/28 (g)	722	748
AmeriTex HoldCo Intermediate LLC
10.25%, 10/15/28 (g)	132	136
Amkor Technology, Inc.
6.63%, 09/15/27 (g)	894	902
AMN Healthcare, Inc.
4.63%, 10/01/27 (g)	57	54
ANGI Group, LLC
3.88%, 08/15/28 (g)	939	793
Antero Midstream Partners LP
5.75%, 03/01/27 - 01/15/28 (g)	437	432
Arches Buyer Inc.
4.25%, 06/01/28 (g)	692	627
Archrock Partners, L.P.
6.88%, 04/01/27 (g)	763	767
6.25%, 04/01/28 (g)	229	226
Ardagh Metal Packaging Finance Public Limited Company
3.25%, 09/01/28 (g)	549	482

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Artera Services, LLC
9.03%, 12/04/25 (g)	241	229
ASGN Incorporated
4.63%, 05/15/28 (g)	798	759
Avantor, Inc.
4.63%, 07/15/28 (g)	1,094	1,053
Avient Corporation
5.75%, 05/15/25 (g)	973	974
Avis Budget Car Rental, LLC
4.75%, 04/01/28 (g)	247	229
B&G Foods, Inc.
5.25%, 09/15/27 (f)	239	218
8.00%, 09/15/28 (g)	455	479
Ball Corporation
6.88%, 03/15/28	991	1,026
Bausch Health Companies Inc.
5.75%, 08/15/27 (g)	169	109
BCPE Empire Holdings, Inc.
7.63%, 05/01/27 (g)	22	21
Berry Plastics Escrow Corporation
5.63%, 07/15/27 (g)	889	882
Black Knight Infoserv, LLC
3.63%, 09/01/28 (g)	710	675
Block, Inc.
2.75%, 06/01/26	1,078	1,015
Boyd Gaming Corporation
4.75%, 12/01/27	495	477
Brookfield Properties Retail Holding LLC
5.75%, 05/15/26 (g)	474	460
4.50%, 04/01/27 (g)	484	436
Buckeye Partners, L.P.
4.50%, 03/01/28 (g)	454	431
California Resources Corporation
7.13%, 02/01/26 (g)	931	945
Calpine Corporation
4.50%, 02/15/28 (g)	1,317	1,253
5.13%, 03/15/28 (g)	400	383
Cargo Aircraft Management, Inc.
4.75%, 02/01/28 (g)	340	311
Carnival Holdings Bermuda Ltd.
10.38%, 05/01/28 (g)	1,074	1,173
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27 (g)	10	10
CD&R Smokey Buyer Inc
6.75%, 07/15/25 (g)	249	247
CenterPoint Energy, Inc.
2.50%, 09/01/24	729	713
Century Communities, Inc.
6.75%, 06/01/27	100	101
Charles River Laboratories International, Inc.
4.25%, 05/01/28 (g)	932	890
Chesapeake Energy Corporation
5.50%, 02/01/26 (g)	178	177
Churchill Downs Incorporated
5.50%, 04/01/27 (g)	796	788
Cinemark USA, Inc.
5.25%, 07/15/28 (g)	1,075	987
Citigroup Inc.
6.04%, (SOFR + 0.69%), 10/30/24 (h)	708	708
Civitas Resources, Inc.
8.38%, 07/01/28 (g)	945	988
Clarios Global LP
6.25%, 05/15/26 (g)	901	901
8.50%, 05/15/27 (g)	414	417
Clarivate Science Holdings Corporation
3.88%, 07/01/28 (g)	418	394
Clean Harbors, Inc.
4.88%, 07/15/27 (g)	929	909
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/27 (g)	1,140	1,087
7.75%, 04/15/28 (f) (g)	481	415
9.00%, 09/15/28 (g)	562	586
Clearway Energy Operating LLC
4.75%, 03/15/28 (g)	344	331
Cleveland-Cliffs Inc.
6.75%, 03/15/26 (g)	869	875
5.88%, 06/01/27 (f)	477	475
Cogent Communications Group, Inc.
3.50%, 05/01/26 (g)	12	11
Coinbase Global, Inc.
3.38%, 10/01/28 (g)	590	491
Colt Merger Sub, Inc.
5.75%, 07/01/25 (g)	417	417
Commscope Finance LLC
6.00%, 03/01/26 (g)	1,317	1,172
8.25%, 03/01/27 (g)	599	316
Commscope, Inc.
7.13%, 07/01/28 (g)	117	56
Community Health Systems, Inc.
8.00%, 03/15/26 - 12/15/27 (g)	1,401	1,377
5.63%, 03/15/27 (g)	1,231	1,144
6.88%, 04/01/28 (g)	147	91
Compass Minerals International, Inc.
6.75%, 12/01/27 (g)	533	528
Consolidated Communications, Inc.
6.50%, 10/01/28 (g)	866	749
CoreCivic, Inc.
8.25%, 04/15/26	303	308
CoreLogic, Inc.
4.50%, 05/01/28 (g)	956	838
Coty Inc.
5.00%, 04/15/26 (g)	232	229
Crescent Energy Finance LLC
7.25%, 05/01/26 (g)	670	678
9.25%, 02/15/28 (g)	525	545
Crown Americas LLC
4.75%, 02/01/26	1,094	1,085
CSC Holdings, LLC
11.25%, 05/15/28 (g)	973	1,002
Cushman & Wakefield U.S. Borrower, LLC
6.75%, 05/15/28 (g)	987	982
CVR Energy, Inc.
5.25%, 02/15/25 (g)	266	266
CVR Partners, LP
6.13%, 06/15/28 (g)	196	186
Darling Ingredients Inc.
5.25%, 04/15/27 (g)	901	887
Dealer Tire, LLC
8.00%, 02/01/28 (g)	256	254
Delta Air Lines, Inc.
2.90%, 10/28/24	13	13
7.38%, 01/15/26	646	669
DIRECTV Financing, LLC
5.88%, 08/15/27 (g)	1,356	1,273
DISH DBS Corporation
5.25%, 12/01/26 (g)	1,419	1,219
7.38%, 07/01/28	1,254	755
Dish Network Corporation
11.75%, 11/15/27 (g)	1,147	1,197
Diversified Healthcare Trust
9.75%, 06/15/25	200	197
DTE Energy Company
2.53%, 10/01/24 (i)	478	467
Earthstone Energy Holdings, LLC
8.00%, 04/15/27 (g)	454	471
Eco Material Technologies Inc.
7.88%, 01/31/27 (g)	325	328
Edgewell Personal Care Colombia S A S
5.50%, 06/01/28 (g)	369	361
Edison International
8.13%, 06/15/53	328	335
Eldorado Resorts, Inc.
6.25%, 07/01/25 (g)	1,186	1,186
8.13%, 07/01/27 (g)	1,159	1,188
Element Solutions Inc.
3.88%, 09/01/28 (g)	473	436
Encino Acquisition Partners Holdings, LLC
8.50%, 05/01/28 (g)	466	460

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Encompass Health Corporation
4.50%, 02/01/28	82	79
Energizer Holdings, Inc.
4.75%, 06/15/28 (g)	343	319
Enlink Midstream, LLC
5.63%, 01/15/28 (g)	293	289
Entertainment Studios, Inc.
10.50%, 02/15/28 (g)	145	77
Enviva Partners, LP
6.50%, 01/15/26 (g)	876	434
EQM Midstream Partners, LP
7.50%, 06/01/27 (g)	341	352
6.50%, 07/01/27 (g)	431	440
Equipmentshare.Com Inc
9.00%, 05/15/28 (g)	816	842
Eversource Energy
2.90%, 10/01/24	402	394
Fair Isaac Corporation
4.00%, 06/15/28 (g)	528	500
Ferrellgas Escrow, LLC
5.38%, 04/01/26 (g)	332	325
FirstCash Holdings, Inc.
4.63%, 09/01/28 (g)	741	692
Fortress Transportation And Infrastructure Investors LLC
5.50%, 05/01/28 (g)	587	565
Foxtrot Escrow Issuer LLC
12.25%, 11/15/26 (g)	345	308
Freedom Mortgage Corporation
6.63%, 01/15/27 (g)	810	772
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (g)	709	684
5.00%, 05/01/28 (g)	1,365	1,261
Gates Global LLC
6.25%, 01/15/26 (g)	554	555
Gen Digital Inc.
6.75%, 09/30/27 (g)	210	214
Genesis Energy, L.P.
8.00%, 01/15/27	509	518
7.75%, 02/01/28	820	823
Genting New York LLC
3.30%, 02/15/26 (g)	573	528
Global Atlantic Financial Company
4.70%, 10/15/51 (g)	160	138
Global Medical Response, Inc.
6.50%, 10/01/25 (g)	663	526
Global Net Lease Operating Partnership, L.P.
3.75%, 12/15/27 (g)	834	696
Goto Group, Inc.
5.50%, 09/01/27 (g)	783	377
Griffon Corporation
5.75%, 03/01/28	873	858
Grubhub Holdings Inc.
5.50%, 07/01/27 (g)	628	528
Guitar Center Escrow Issuer II, Inc.
8.50%, 01/15/26 (f) (g)	118	104
Gulfport Energy Operating Corporation
8.00%, 05/17/26	116	117
HAT Holdings I LLC
3.38%, 06/15/26 (g)	749	704
Hawaiian Brand Intellectual Property, Ltd.
5.75%, 01/20/26 (g)	78	74
Heartland Dental, LLC
10.50%, 04/30/28 (g)	688	713
Herc Holdings Inc.
5.50%, 07/15/27 (g)	1,250	1,235
Hertz Vehicle Financing II LP
4.63%, 12/01/26 (g)	188	171
Hess Infrastructure Partners LP
5.63%, 02/15/26 (g)	1,103	1,095
Hess Midstream Operations LP
5.13%, 06/15/28 (g)	232	224
Hilton Domestic Operating Company Inc.
5.75%, 05/01/28 (g)	514	514
Home Point Capital Inc.
5.00%, 02/01/26 (g)	161	157
Howard Midstream Energy Partners, LLC
8.88%, 07/15/28 (g)	195	205
Howmet Aerospace Inc.
6.88%, 05/01/25	554	562
Icahn Enterprises L.P.
6.25%, 05/15/26	909	868
5.25%, 05/15/27	755	683
iHeartCommunications, Inc.
6.38%, 05/01/26	104	89
8.38%, 05/01/27	408	265
5.25%, 08/15/27 (g)	1,472	1,169
4.75%, 01/15/28 (g)	388	299
Inter-American Development Bank
1.70%, 10/10/24, CAD	50	37
4.40%, 01/26/26, CAD	490	372
IQVIA Inc.
5.00%, 05/15/27 (g)	1,031	1,015
Iron Mountain Incorporated
5.00%, 07/15/28 (g)	107	103
Jefferies Finance LLC
5.00%, 08/15/28 (g)	580	525
Kaiser Aluminum Corporation
4.63%, 03/01/28 (g)	785	727
Keurig Dr Pepper Inc.
0.75%, 03/15/24	62	61
LABL Escrow Issuer LLC
6.75%, 07/15/26 (g)	1,205	1,175
10.50%, 07/15/27 (f) (g)	233	223
Ladder Capital Finance Holdings LLLP
4.25%, 02/01/27 (g)	370	349
Lamb Weston Holdings, Inc.
4.88%, 05/15/28 (g)	683	668
Las Vegas Sands Corp.
2.90%, 06/25/25	1,079	1,036
3.50%, 08/18/26	295	281
LD Holdings Group LLC
6.50%, 11/01/25 (g) (j)	158	146
6.13%, 04/01/28 (g)	112	96
Legacy Lifepoint Health, LLC
4.38%, 02/15/27 (g)	1,005	931
Level 3 Financing, Inc.
3.40%, 03/01/27 (g)	1,308	1,222
4.63%, 09/15/27 (g)	307	185
4.25%, 07/01/28 (g)	599	298
Liberty Mutual Group Inc.
4.13%, 12/15/51 (g)	594	498
Light and Wonder International, Inc.
7.00%, 05/15/28 (g)	995	1,006
Live Nation Entertainment, Inc.
4.75%, 10/15/27 (g)	345	331
3.75%, 01/15/28 (g)	981	920
LSF9 Atlantis Holdings, LLC
7.75%, 02/15/26 (g)	991	950
Madison IAQ LLC
4.13%, 06/30/28 (g)	1,043	951
Magic Mergeco, Inc.
5.25%, 05/01/28 (g)	1,114	888
Matador Resources Company
6.88%, 04/15/28 (g)	158	161
Mauser Packaging Solutions Holding Company
7.88%, 08/15/26 (g)	1,216	1,239
9.25%, 04/15/27 (g)	351	347
MGM Resorts International
6.75%, 05/01/25	744	747
5.50%, 04/15/27	446	442
4.75%, 10/15/28	383	364
Microchip Technology Incorporated
0.98%, 09/01/24	642	622
MicroStrategy Incorporated
6.13%, 06/15/28 (g)	106	103
Midcap Financial Issuer Trust
6.50%, 05/01/28 (g)	561	525

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Millennium Escrow Corporation
6.63%, 08/01/26 (g)	332	236
Mohegan Tribal Gaming Authority
8.00%, 02/01/26 (g)	482	455
Molina Healthcare, Inc.
4.38%, 06/15/28 (g)	468	444
Moog Inc.
4.25%, 12/15/27 (g)	942	894
Morgan Stanley
3.70%, 10/23/24	713	704
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (g)	1,321	1,187
MVC Acquisition Corp.
5.75%, 08/01/28 (g)	1,092	1,053
Nabors Industries, Inc.
7.38%, 05/15/27 (g)	805	790
Nationstar Mortgage Holdings Inc.
6.00%, 01/15/27 (g)	131	130
5.50%, 08/15/28 (g)	562	542
Navient Corporation
5.00%, 03/15/27	195	188
4.88%, 03/15/28	955	888
New Enterprise Stone & Lime Co., Inc.
5.25%, 07/15/28 (g)	207	198
New Fortress Energy Inc.
6.75%, 09/15/25 (g)	488	484
6.50%, 09/30/26 (g)	1,261	1,212
Newell Brands Inc.
4.88%, 06/01/25	630	620
6.38%, 09/15/27 (f)	530	529
Nexstar Escrow Inc.
5.63%, 07/15/27 (g)	1,306	1,268
NextEra Energy Operating Partners, LP
3.88%, 10/15/26 (g)	77	73
NFP Corp.
4.88%, 08/15/28 (g)	1,322	1,314
NGL Energy Operating LLC
7.50%, 02/01/26 (g)	784	792
NMG Holding Company, Inc.
7.13%, 04/01/26 (g)	237	228
Northern Oil and Gas Incorporated
8.13%, 03/01/28 (g)	349	354
Novelis Corporation
3.25%, 11/15/26 (g)	624	587
NuStar Logistics, L.P.
5.75%, 10/01/25	997	995
6.00%, 06/01/26	204	203
Old Claimco, LLC
6.75%, 05/01/26 (g)	986	965
Olympus Water US Holding Corporation
4.25%, 10/01/28 (g)	945	854
On Semiconductor Corporation
3.88%, 09/01/28 (g)	411	382
OneMain Finance Corporation
3.50%, 01/15/27	880	816
6.63%, 01/15/28	165	167
3.88%, 09/15/28	315	279
Outfront Media Capital Corporation
5.00%, 08/15/27 (g)	764	744
Owens-Brockway Glass Container Inc.
6.63%, 05/13/27 (g)	951	954
Pactiv Evergreen Group Issuer LLC
4.38%, 10/15/28 (g)	212	199
Paramount Global
6.38%, 03/30/62	619	557
Park Intermediate Holdings LLC
7.50%, 06/01/25 (g)	972	981
5.88%, 10/01/28 (g)	349	343
Party City Holdings Inc.
0.00%, 02/15/26 (b) (g) (k)	3	—
Pattern Energy Group Inc.
4.50%, 08/15/28 (g)	53	50
PBF Holding Company LLC
6.00%, 02/15/28	696	680
PennyMac Financial Services, Inc.
5.38%, 10/15/25 (g)	385	381
Penske Automotive Group, Inc.
3.50%, 09/01/25	437	424
Performance Food Group Company
5.50%, 10/15/27 (g)	636	627
PetSmart, Inc.
4.75%, 02/15/28 (g)	1,095	1,030
PG&E Corporation
5.00%, 07/01/28	586	570
Picasso Finance Sub, Inc.
6.13%, 06/15/25 (g)	364	364
Presidio Holdings, Inc.
8.25%, 02/01/28 (g)	72	73
Prime Healthcare Services, Inc.
7.25%, 11/01/25 (g)	188	184
Prime Security Services Borrower, LLC
5.75%, 04/15/26 (g)	1,197	1,202
3.38%, 08/31/27 (g)	994	920
6.25%, 01/15/28 (g)	364	360
PTC Inc.
3.63%, 02/15/25 (g)	617	602
4.00%, 02/15/28 (g)	248	235
Public Service Enterprise Group Incorporated
2.88%, 06/15/24	250	247
QVC, Inc.
4.75%, 02/15/27	283	224
Rackspace Technology, Inc.
3.50%, 02/15/28 (g)	316	127
Radiate HoldCo, LLC
4.50%, 09/15/26 (g)	1,000	763
Radiology Partners, Inc.
9.25%, 02/01/28 (g)	501	256
Reynolds Group Issuer Inc.
4.00%, 10/15/27 (g)	1,037	975
RHP Hotel Properties, LP
4.75%, 10/15/27	92	89
RLJ III-EM Columbus Lessee, LLC
3.75%, 07/01/26 (g)	26	25
Rocket Mortgage, LLC
2.88%, 10/15/26 (g)	690	640
RP Escrow Issuer LLC
5.25%, 12/15/25 (f) (g)	568	457
Sabre GLBL Inc.
8.63%, 06/01/27 (g)	462	420
11.25%, 12/15/27 (g)	209	205
Safeway Inc.
3.25%, 03/15/26 (g)	584	552
7.50%, 03/15/26 (g)	809	824
4.63%, 01/15/27 (g)	377	366
5.88%, 02/15/28 (g)	914	913
6.50%, 02/15/28 (g)	95	96
SBA Communications Corporation
3.88%, 02/15/27	930	893
Scih Salt Holdings Inc.
4.88%, 05/01/28 (g)	1,246	1,174
SCIL IV LLC / SCIL USA Holdings LLC
5.38%, 11/01/26 (g)	898	861
Sealed Air Corporation
6.13%, 02/01/28 (g)	1,024	1,034
Select Medical Corporation
6.25%, 08/15/26 (g)	1,215	1,222
Service Properties Trust
7.50%, 09/15/25	302	306
Shutterfly, LLC
8.50%, 10/01/26 (g)	34	14
Silgan Holdings Inc.
4.13%, 02/01/28	283	270
Sirius XM Radio Inc.
3.13%, 09/01/26 (g)	831	785
4.00%, 07/15/28 (g)	1,387	1,286
SLM Corporation
4.20%, 10/29/25	906	880
3.13%, 11/02/26	271	254

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Sotheby's, Inc.
7.38%, 10/15/27 (g)	1,051	1,013
Specialty Building Products Holdings, LLC
6.38%, 09/30/26 (g)	1,020	1,009
Spirit Airlines, Inc.
8.00%, 09/20/25 (g)	1,254	905
SRS Distribution Inc.
4.63%, 07/01/28 (g)	381	363
SS&C Technologies, Inc.
5.50%, 09/30/27 (g)	902	890
Staples, Inc.
7.50%, 04/15/26 (g)	1,159	1,081
10.75%, 04/15/27 (g)	431	315
Starwood Property Trust, Inc.
4.38%, 01/15/27 (g)	247	233
Station Casinos LLC
4.50%, 02/15/28 (g)	1,030	975
Summit Midstream Holdings, LLC
9.00%, 10/15/26 (g) (i)	253	253
Sunoco LP
6.00%, 04/15/27	25	25
7.00%, 09/15/28 (g)	248	256
Tallgrass Energy Partners, LP
7.50%, 10/01/25 (g)	926	936
Talos Production Inc.
12.00%, 01/15/26	529	545
Taylor Morrison Communities, Inc.
5.88%, 06/15/27 (g)	536	539
TEGNA Inc.
4.63%, 03/15/28	1,374	1,284
Tenet Healthcare Corporation
4.88%, 01/01/26	1,041	1,030
6.25%, 02/01/27	742	744
5.13%, 11/01/27	1,238	1,211
4.63%, 06/15/28 (e)	366	349
6.13%, 10/01/28	939	935
The Goodyear Tire & Rubber Company
9.50%, 05/31/25	1,039	1,057
The Providence Service Corporation
5.88%, 11/15/25 (g)	178	177
The William Carter Company
5.63%, 03/15/27 (g)	296	293
TK Elevator U.S. Newco, Inc.
5.25%, 07/15/27 (g)	306	300
Townsquare Media, Inc.
6.88%, 02/01/26 (g)	764	750
TransDigm Inc.
6.25%, 03/15/26 (g)	963	962
7.50%, 03/15/27	950	955
5.50%, 11/15/27	1,247	1,224
6.75%, 08/15/28 (g)	1,201	1,232
Transocean Inc
11.50%, 01/30/27 (g)	298	312
Transocean Titan Financing Ltd.
8.38%, 02/01/28 (g)	585	605
Travel + Leisure Co.
6.63%, 07/31/26 (g)	429	434
Triumph Group, Inc.
9.00%, 03/15/28 (g)	258	274
U.S. Acute Care Solutions, LLC
6.38%, 03/01/26 (g)	898	751
Uber Technologies, Inc.
7.50%, 09/15/27 (g)	899	931
6.25%, 01/15/28 (g)	204	205
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (g)	1,240	1,209
United Rentals (North America), Inc.
3.88%, 11/15/27	114	109
United Wholesale Mortgage, LLC
5.50%, 11/15/25 (g)	513	510
5.75%, 06/15/27 (g)	157	154
Uniti Group Inc.
10.50%, 02/15/28 (g)	1,045	1,060
4.75%, 04/15/28 (g)	1,391	1,197
Univision Communications Inc.
6.63%, 06/01/27 (g)	856	854
8.00%, 08/15/28 (g)	584	604
Urban One, Inc.
7.38%, 02/01/28 (g)	1,056	897
USA Compression Finance Corp.
6.88%, 09/01/27	374	371
Venture Global LNG, Inc.
8.13%, 06/01/28 (g)	1,193	1,205
Vericast Corp.
11.00%, 09/15/26 (g)	294	312
Veritas USA Inc.
7.50%, 09/01/25 (g)	410	337
ViaSat, Inc.
5.63%, 04/15/27 (g)	973	941
Vistra Operations Company LLC
5.63%, 02/15/27 (g)	615	608
5.00%, 07/31/27 (g)	833	811
W. R. Grace Holdings LLC
4.88%, 06/15/27 (g)	266	256
Wash Multifamily Acquisition Inc.
5.75%, 04/15/26 (g)	876	850
Watco Companies, L.L.C.
6.50%, 06/15/27 (g)	76	76
Wesco Aircraft Holdings, Inc.
0.00%, 11/15/26 (b) (g) (k)	68	6
WESCO Distribution, Inc.
7.13%, 06/15/25 (g)	963	970
7.25%, 06/15/28 (g)	1,158	1,190
Western Alliance Bancorporation
3.00%, 06/15/31	781	682
Westlake Corporation
0.88%, 08/15/24	352	342
Williams Scotsman International, Inc.
4.63%, 08/15/28 (g)	705	668
Xerox Holdings Corporation
5.00%, 08/15/25 (g)	709	695
5.50%, 08/15/28 (g)	743	671
XHR LP
6.38%, 08/15/25 (g)	208	208
Zayo Group Holdings, Inc.
4.00%, 03/01/27 (f) (g)	796	639
6.13%, 03/01/28 (g)	814	586
		198,516
Canada 1.0%
Air Canada
3.88%, 08/15/26 (g)	26	25
Algonquin Power & Utilities Corp.
4.75%, 01/18/82 (l)	17	15
Bausch Health Companies Inc.
6.13%, 02/01/27 (g)	327	221
4.88%, 06/01/28 (g)	185	112
Bombardier Inc.
7.13%, 06/15/26 (g)	270	270
7.88%, 04/15/27 (g)	119	119
Corporation De Securite Garda World
4.63%, 02/15/27 (g)	155	149
GFL Environmental Inc.
5.13%, 12/15/26 (g)	206	203
GW B-CR Security Corporation
9.50%, 11/01/27 (g)	5	5
Hudbay Minerals Inc.
4.50%, 04/01/26 (e)	71	69
Masonite International Corporation
5.38%, 02/01/28 (g)	549	531
Mattamy Homes Limited
5.25%, 12/15/27 (g)	58	56
Methanex Corporation
5.13%, 10/15/27	106	104
Ontario Teachers' Finance Trust
0.50%, 05/06/25, EUR (e)	2,000	2,128
1.13%, 05/15/26, GBP (e)	2,700	3,183
1.10%, 10/19/27, CAD (g)	297	203
4.25%, 04/25/28 (g)	1,067	1,064

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
0.10%, 05/19/28, EUR (e)	875	858
Open Text Corporation
3.88%, 02/15/28 (g)	35	32
Strathcona Resources Ltd.
6.88%, 08/01/26 (f) (g)	122	117
Telesat Canada
5.63%, 12/06/26 (g)	36	22
TransCanada PipeLines Limited
1.00%, 10/12/24	247	238
		9,724
Netherlands 0.9%
Allied Universal Holdco LLC
4.63%, 06/01/28 (g)	923	845
Ardagh Packaging Finance Public Limited Company
5.25%, 08/15/27 (f) (g)	203	158
5.25%, 08/15/27 (g)	558	431
Atlas LuxCo 4 S.a r.l.
4.63%, 06/01/28 (g)	834	765
Axalta Coating Systems, LLC
4.75%, 06/15/27 (g)	774	752
Clarios Global LP
6.75%, 05/15/28 (g)	1,167	1,201
Enel Finance International N.V.
2.65%, 09/10/24 (g)	729	715
Herbalife Nutrition Ltd.
7.88%, 09/01/25 (g)	304	302
Nederlandse Waterschapsbank N.V.
2.00%, 12/16/24, GBP (e)	2,570	3,180
3.50%, 07/20/27, AUD	460	305
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (g)	280	276
		8,930
South Korea 0.5%
Korea Electric Power Corp
0.75%, 01/27/26 (g)	755	693
The Export-Import Bank of Korea
0.00%, 10/19/24, EUR (e) (m)	1,990	2,131
0.75%, 09/21/25	1,618	1,510
2.63%, 05/26/26	1,050	1,000
		5,334
Germany 0.5%
KfW
2.88%, 05/29/26, EUR (e)	750	835
3.20%, 09/11/26, AUD	880	585
0.00%, 03/31/27, EUR (e) (m)	2,360	2,409
3.13%, 10/10/28, EUR (e)	730	832
		4,661
Liberia 0.3%
Royal Caribbean Cruises Ltd.
4.25%, 07/01/26 (g)	1,272	1,229
5.50%, 08/31/26 - 04/01/28 (g)	1,299	1,288
5.38%, 07/15/27 (g)	377	371
11.63%, 08/15/27 (g)	486	530
		3,418
Bermuda 0.3%
Nabors Industries Ltd.
7.25%, 01/15/26 (g)	310	297
NCL Corporation Ltd.
3.63%, 12/15/24 (g)	178	173
5.88%, 03/15/26 - 02/15/27 (g)	1,316	1,299
8.38%, 02/01/28 (g)	1,031	1,093
NCL Finance, Ltd.
6.13%, 03/15/28 (f) (g)	149	142
Sagicor Financial Corporation Limited
5.30%, 05/13/28 (g)	272	262
		3,266
Luxembourg 0.3%
Altice Financing S.A.
5.00%, 01/15/28 (g)	250	227
European Investment Bank
2.25%, 03/15/30, EUR (e)	2,535	2,768
		2,995
Panama 0.3%
Carnival Corporation
7.63%, 03/01/26 (g)	654	665
5.75%, 03/01/27 (g)	1,303	1,270
9.88%, 08/01/27 (g)	678	712
4.00%, 08/01/28 (g)	242	225
		2,872
France 0.2%
Altice France Holding S.A.
5.50%, 01/15/28 (g)	246	202
Dexia Credit Local
0.25%, 12/11/24, GBP (e)	700	853
1.25%, 10/27/25, EUR (e)	1,000	1,072
		2,127
United Kingdom 0.2%
Connect Finco SARL
6.75%, 10/01/26 (g)	200	199
International Game Technology PLC
4.13%, 04/15/26 (g)	529	514
Niagara Mohawk Power Corporation
3.51%, 10/01/24 (g)	726	714
Rolls-Royce PLC
5.75%, 10/15/27 (g)	228	228
Vodafone Group Public Limited Company
3.25%, 06/04/81	22	20
		1,675
Singapore 0.1%
Temasek Financial (I) Limited
3.63%, 08/01/28 (e)	250	245
1.63%, 08/02/31 (g)	1,151	948
		1,193
Ireland 0.1%
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (g)	1,060	1,037
Japan 0.1%
Development Bank of Japan Inc.
0.88%, 10/10/25, EUR (e)	960	1,020
Jersey 0.1%
Adient Global Holdings Ltd
7.00%, 04/15/28 (g)	257	266
Aston Martin Capital Holdings Limited
10.50%, 11/30/25 (g)	200	202
		468
Switzerland 0.0%
Transocean Inc
8.00%, 02/01/27 (g)	178	175
UBS AG
6.26%, (SOFR + 0.93%), 09/11/25 (h)	200	200
		375
Macau 0.0%
MGM China Holdings Limited
4.75%, 02/01/27 (g)	350	332
Australia 0.0%
FMG Resources (August 2006) Pty Ltd
4.50%, 09/15/27 (g)	173	166
Total Corporate Bonds And Notes (cost $244,436)		248,109
GOVERNMENT AND AGENCY OBLIGATIONS 13.7%
Japan 4.8%
Cabinet Office, Government of Japan
0.10%, 03/20/26 - 09/20/30, JPY	2,318,350	16,358
2.20%, 09/20/26 - 03/20/50, JPY	163,150	1,292
0.01%, 12/20/26, JPY	183,100	1,297
0.50%, 03/20/33 - 03/20/60, JPY	230,000	1,344
1.10%, 03/20/33, JPY	209,200	1,551
1.70%, 06/20/33, JPY	129,550	1,010
1.50%, 03/20/34 - 03/20/45, JPY	791,100	5,975
2.40%, 03/20/34, JPY	179,400	1,488
1.40%, 09/20/34 - 03/20/55, JPY	399,450	2,720
1.20%, 03/20/35, JPY	94,300	699
1.30%, 06/20/35, JPY	273,450	2,047

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
0.70%, 03/20/37 - 12/20/48, JPY	349,500	2,264
0.60%, 12/20/37, JPY	220,050	1,478
0.30%, 06/20/39 - 06/20/46, JPY	186,650	1,037
2.00%, 03/20/42, JPY	236,350	1,861
1.90%, 09/20/42, JPY	293,150	2,269
0.40%, 03/20/56, JPY	90,550	438
0.90%, 03/20/57, JPY	249,300	1,414
Japan Bank For International Cooperation
4.25%, 01/26/26	1,388	1,380
1.63%, 01/20/27	272	251
		48,173
Italy 1.8%
Segretariato Generale Della Presidenza Della Repubblica
0.88%, 05/06/24	1,528	1,504
1.85%, 07/01/25, EUR (e)	3	3
3.10%, 09/15/26, EUR (e) (n)	1,249	1,452
3.85%, 09/15/26, EUR	1,300	1,473
7.25%, 11/01/26, EUR (e)	430	531
1.25%, 12/01/26, EUR (e)	1,435	1,516
0.85%, 01/15/27, EUR	1,220	1,270
3.40%, 04/01/28, EUR	2,125	2,388
0.50%, 07/15/28, EUR	1,740	1,722
2.80%, 06/15/29, EUR	1,740	1,891
0.90%, 04/01/31, EUR (e)	200	186
4.00%, 10/30/31, EUR (g)	2,080	2,391
2.25%, 09/01/36, EUR (e)	1,148	1,060
4.00%, 02/01/37, EUR (e)	402	448
3.25%, 03/01/38, EUR	221	224
3.25%, 09/01/46, EUR (e)	40	38
1.70%, 09/01/51, EUR (e)	180	122
2.15%, 03/01/72, EUR (e)	160	107
		18,326
Spain 1.6%
Estado Espanol
2.15%, 10/31/25, EUR (e)	70	76
1.95%, 04/30/26, EUR (e)	1,653	1,796
1.30%, 10/31/26, EUR	330	352
1.45%, 10/31/27, EUR (e)	1,627	1,725
1.40%, 07/30/28, EUR (e)	690	724
1.45%, 04/30/29 - 10/31/71, EUR	325	306
1.25%, 10/31/30, EUR (e)	1,310	1,314
5.75%, 07/30/32, EUR	790	1,062
2.55%, 10/31/32, EUR	1,706	1,834
3.15%, 04/30/33, EUR (g)	1,353	1,517
3.55%, 10/31/33, EUR (g)	1,240	1,432
4.20%, 01/31/37, EUR (e)	531	646
3.90%, 07/30/39, EUR (g)	520	607
4.70%, 07/30/41, EUR	867	1,114
1.00%, 07/30/42 - 10/31/50, EUR	892	606
2.90%, 10/31/46, EUR (e)	310	308
2.70%, 10/31/48, EUR (e)	216	204
1.90%, 10/31/52, EUR	340	258
3.45%, 07/30/66, EUR	14	14
		15,895
United Kingdom 1.3%
HM Treasury
4.25%, 12/07/27, GBP (e)	302	397
4.50%, 06/07/28, GBP	1,050	1,396
1.63%, 10/22/28 - 10/22/71, GBP (e)	900	1,044
0.50%, 01/31/29, GBP	680	753
0.38%, 10/22/30, GBP (e)	1,190	1,243
3.25%, 01/31/33, GBP	235	293
0.88%, 07/31/33, GBP (e)	200	200
4.50%, 09/07/34 - 12/07/42, GBP (e)	435	588
0.63%, 07/31/35 - 10/22/50, GBP (e)	905	671
4.25%, 03/07/36 - 12/07/55, GBP (e)	1,072	1,418
1.75%, 09/07/37, GBP (e)	425	421
4.75%, 12/07/38, GBP	202	281
1.13%, 01/31/39 - 10/22/73, GBP (e)	272	213
1.25%, 10/22/41, GBP	453	376
3.25%, 01/22/44, GBP (e)	377	424
3.50%, 01/22/45, GBP (e)	455	529
4.25%, 12/07/46 - 12/07/49, GBP	385	500
1.50%, 07/22/47 - 07/31/53, GBP (e)	589	441
1.75%, 01/22/49, GBP	403	326
1.25%, 07/31/51, GBP (e)	463	315
3.75%, 07/22/52 - 10/22/53, GBP (e)	547	656
1.75%, 07/22/57, GBP (e)	272	203
0.50%, 10/22/61, GBP (e)	330	143
4.00%, 10/22/63, GBP (e)	145	183
2.50%, 07/22/65, GBP (e)	305	273
3.50%, 07/22/68, GBP (e)	134	154
		13,441
United States of America 1.1%
Treasury, United States Department of
4.13%, 01/31/25 (a)	10,643	10,578
4.63%, 11/15/26	200	203
		10,781
France 0.7%
Gouvernement De France
0.00%, 11/25/29, EUR (e) (m)	2,395	2,317
1.75%, 06/25/39 - 05/25/66, EUR (e)	1,969	1,844
3.25%, 05/25/45, EUR (e)	261	300
2.00%, 05/25/48, EUR (e)	38	34
1.50%, 05/25/50, EUR (e)	130	104
0.75%, 05/25/52, EUR (e)	910	573
0.75%, 05/25/53, EUR	170	105
4.00%, 04/25/55, EUR	978	1,269
		6,546
Canada 0.5%
Canada Housing Trust No. 1
1.25%, 06/15/26, CAD	140	99
Government of Canada
1.00%, 09/01/26, CAD	1,060	750
2.25%, 06/01/29, CAD	80	58
1.50%, 12/01/31, CAD	14	9
4.00%, 06/01/41, CAD	323	273
2.75%, 12/01/48 - 12/01/64, CAD	661	472
1.75%, 12/01/53, CAD	205	116
Ontario, Government of
2.30%, 09/08/24, CAD	1,180	876
0.01%, 11/25/30, EUR (e)	1,655	1,514
The Province of Alberta, Government of
2.90%, 12/01/28, CAD	40	29
The Province of British Columbia, Government of
4.70%, 06/18/37, CAD	280	228
2.95%, 06/18/50, CAD	160	100
		4,524
Germany 0.4%
Bundesrepublik Deutschland
0.00%, 05/15/35 - 08/15/52, EUR (e) (m)	2,271	1,925
3.25%, 07/04/42, EUR (e)	280	352
2.50%, 08/15/46, EUR (e)	340	389
1.25%, 08/15/48, EUR (e)	300	268
0.00%, 08/15/50, EUR (m)	751	460
1.80%, 08/15/53, EUR (e)	820	814
		4,208
Belgium 0.3%
Commission De L'union Europeenne - Commissie Van De Europese Unie
0.00%, 10/04/28, EUR (e) (m)	600	591
Service Public Federal Chancellerie Du Premier Ministre
0.10%, 06/22/30, EUR (e)	403	385
3.00%, 06/22/34, EUR (e)	1,015	1,152
1.90%, 06/22/38, EUR (e)	304	295
3.75%, 06/22/45, EUR (e)	249	303
1.70%, 06/22/50, EUR	352	288
2.25%, 06/22/57, EUR	93	84
2.15%, 06/22/66, EUR (e)	125	108
0.65%, 06/22/71, EUR	50	24
		3,230
Saudi Arabia 0.3%
Government of Saudi Arabia
4.75%, 01/18/28 (g)	733	739
2.25%, 02/02/33 (g)	322	266

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Saudi Arabia, Kingdom of
2.90%, 10/22/25 (e)	1,060	1,023
3.25%, 10/26/26 (e)	918	885
		2,913
Netherlands 0.2%
Staat der Nederlanden
0.00%, 07/15/30, EUR (g) (m)	380	364
0.00%, 07/15/31 - 01/15/52, EUR (m)	781	650
4.00%, 01/15/37, EUR (e)	491	631
0.50%, 01/15/40, EUR	515	419
2.00%, 01/15/54, EUR	110	109
		2,173
Australia 0.1%
Commonwealth of Australia
0.50%, 09/21/26, AUD (e)	30	19
2.75%, 11/21/28, AUD (e)	1,240	811
2.50%, 05/21/30, AUD (e)	55	35
3.75%, 04/21/37, AUD (e)	297	195
2.75%, 05/21/41, AUD (e)	60	33
3.00%, 03/21/47, AUD (e)	106	58
1.75%, 06/21/51, AUD (e)	356	143
		1,294
Mexico 0.1%
Gobierno Federal de los Estados Unidos Mexicanos
5.40%, 02/09/28	292	299
3.50%, 02/12/34	400	338
6.75%, 09/27/34	200	216
6.35%, 02/09/35	400	419
		1,272
Qatar 0.1%
The State of Qatar
3.40%, 04/16/25 (e)	1,180	1,156
South Korea 0.1%
The Export-Import Bank of Korea
4.88%, 01/11/26	422	423
The Republic of Korea, Government of
0.00%, 09/16/25, EUR (m)	490	510
		933
Hungary 0.1%
Sandor-Palota
0.13%, 09/21/28, EUR (g)	257	237
2.13%, 09/22/31 (g)	331	266
5.38%, 09/12/33, EUR (e)	100	118
1.75%, 06/05/35, EUR (e)	100	84
		705
Denmark 0.1%
Danmarks Nationalbank
1.75%, 11/15/25, DKK (e)	803	117
0.50%, 11/15/27, DKK	1,223	171
0.00%, 11/15/31, DKK (e) (m)	810	102
4.50%, 11/15/39, DKK (e)	1,216	230
0.25%, 11/15/52, DKK	755	64
		684
Sweden 0.1%
OSMTH of the Kingdom Of Sweden
0.75%, 05/12/28, SEK (e)	1,895	178
2.25%, 06/01/32, SEK (e)	1,525	154
3.50%, 03/30/39, SEK (e)	920	105
		437
Philippines 0.0%
The Philippines, Government of
0.25%, 04/28/25, EUR	406	427
Romania 0.0%
Romania, Government of
2.00%, 04/14/33, EUR (g)	455	373
Peru 0.0%
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
1.86%, 12/01/32	176	138
Total Government And Agency Obligations (cost $144,900)		137,629
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 4.7%
Cayman Islands 3.8%
AIMCO CLO 10 Ltd
Series 2019-AR-10A, 6.73%, (3 Month Term SOFR + 1.32%), 07/22/32 (h)	630	629
Ares XXXIX CLO, Ltd.
Series 2016-A1R2-39A, 6.71%, (3 Month Term SOFR + 1.31%), 04/18/31 (h)	450	450
Benefit Street Partners CLO XVIII Ltd
Series 2019-A1R-18A, 6.83%, (3 Month Term SOFR + 1.43%), 10/18/34 (h)	500	500
Carlyle Global Market Strategies CLO 2015-4 Ltd
Series 2015-A1R-4A, 7.02%, (3 Month Term SOFR + 1.60%), 07/20/32 (h)	1,000	999
CIFC Funding 2014-V Ltd
Series 2014-A1R2-5A, 6.86%, (3 Month Term SOFR + 1.46%), 10/17/31 (h)	660	660
CIFC Funding 2017-V, Ltd
Series 2017-A1-5A, 6.84%, (3 Month Term SOFR + 1.44%), 11/16/30 (h)	934	934
CIFC Funding 2021-IV Ltd.
Series 2021-A-4A, 6.71%, (3 Month Term SOFR + 1.31%), 07/15/33 (h)	1,150	1,150
Dryden 30 Senior Loan Fund LLC
Series 2013-AR-30A, 6.46%, (3 Month Term SOFR + 1.08%), 11/15/28 (h)	173	172
Dryden 43 Senior Loan Fund LLC
Series 2016-AR2-43A, REMIC, 6.72%, (3 Month Term SOFR + 1.30%), 04/20/34 (h)	1,980	1,973
Dryden 68 CLO Ltd
Series 2019-AR-68A, 6.83%, (3 Month Term SOFR + 1.43%), 07/15/35 (h)	2,900	2,893
Dryden 83 CLO, Ltd.
Series 2020-A-83A, 6.88%, (3 Month Term SOFR + 1.48%), 01/18/32 (h)	1,130	1,130
Dryden XXVI Senior Loan Fund LLC
Series 2013-AR-26A, 6.56%, (3 Month Term SOFR + 1.16%), 04/16/29 (h)	862	861
Elmwood CLO IV Ltd
Series 2020-A-1A, 6.90%, (3 Month Term SOFR + 1.50%), 04/15/33 (h)	1,200	1,200
Elmwood CLO X Ltd
Series 2021-A-3A, 6.72%, (3 Month Term SOFR + 1.30%), 10/20/34 (h)	2,700	2,700
Flatiron CLO 19 Ltd
Series 2019-AR-1A, 6.73%, (3 Month Term SOFR + 1.34%), 11/16/34 (h)	450	450
Galaxy XXIV CLO, Ltd
Series 2017-A-24A, 6.78%, (3 Month Term SOFR + 1.38%), 01/15/31 (h)	2,239	2,239
Galaxy XXVII CLO, Ltd.
Series 2018-A-27A, 6.67%, (3 Month Term SOFR + 1.28%), 05/16/31 (h)	1,232	1,233
Greenwood Park CLO, Ltd.
Series 2018-A2-1A, 6.67%, (3 Month Term SOFR + 1.27%), 04/15/31 (h)	641	640
KKR CLO 32 Ltd
Series A1-32A, 6.98%, (3 Month Term SOFR + 1.58%), 01/15/32 (h)	1,200	1,199
KKR Financial CLO 2013-1 Ltd
Series 2013-A1R-1A, 6.95%, (3 Month Term SOFR + 1.55%), 04/15/29 (h)	993	993
LCM Ltd Partnership
Series AR-29A, 6.73%, (3 Month Term SOFR + 1.33%), 04/15/31 (h)	1,650	1,639
LCM XXV Ltd.
Series A1-26A, 6.75%, (3 Month Term SOFR + 1.33%), 01/21/31 (h)	1,217	1,217
Madison Park Funding XXVI, Ltd.
Series 2017-AR-26A, 6.85%, (3 Month Term SOFR + 1.46%), 07/29/30 (h)	386	386
Madison Park Funding XXXII Ltd
Series 2018-A1R-32A, 6.67%, (3 Month Term SOFR + 1.26%), 01/22/31 (h)	600	600
Madison Park Funding XXXIV Ltd
Series 2019-AR-34A, 6.76%, (3 Month Term SOFR + 1.38%), 04/26/32 (h)	2,160	2,153

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Madison Park Funding XXXVII Ltd
Series 2019-AR-37A, 6.73%, (3 Month Term SOFR + 1.33%), 07/15/33 (h)	930	930
Magnetite XXII Limited
Series 2019-AR-22A, 6.72%, (3 Month Term SOFR + 1.32%), 04/15/31 (h)	400	400
OCP CLO 2015-9, Ltd.
Series 2015-A1R2-9A, 6.64%, (3 Month Term SOFR + 1.25%), 01/16/35 (h)	3,000	2,992
OHA Credit Partners VII Ltd
Series 2012-AR3-7A, 6.70%, (3 Month Term SOFR + 1.33%), 02/21/34 (h)	1,050	1,047
Palmer Square CLO 2018-2, Ltd.
Series 2018-A1A-2A, 6.76%, (3 Month Term SOFR + 1.36%), 07/16/31 (h)	1,620	1,620
Palmer Square Loan Funding 2022-1 Ltd
Series 2022-A1-1A, 6.44%, (3 Month Term SOFR + 1.05%), 04/15/30 (h)	461	459
Palmer Square Management L.L.C.
Series 2014-A1R2-1A, 6.79%, (3 Month Term SOFR + 1.39%), 01/17/31 (h)	964	964
Stratus CLO 2021-3, Ltd.
Series 2021-A-3A, 6.63%, (3 Month Term SOFR + 1.21%), 12/31/29 (h)	379	379
Symphony CLO XIX Ltd
Series 2018-A-19A, 6.62%, (3 Month Term SOFR + 1.22%), 04/16/31 (h)	697	696
		38,487
United States of America 0.9%
Apidos CLO XXXI
Series 2019-A1R-31A, 6.76%, (3 Month Term SOFR + 1.36%), 04/15/31 (h)	1,050	1,050
Ares XL CLO, Ltd.
Series 2016-A1RR-40A, 6.53%, (3 Month Term SOFR + 1.13%), 01/16/29 (h)	153	153
Dryden 72 CLO Ltd./Dryden 72 CLO LLC
Series 2019-AR-72A, 6.72%, (3 Month Term SOFR + 1.34%), 05/17/32 (h)	750	750
Madison Park Funding XXX, Ltd.
Series 2019-AR-33A, 6.68%, (3 Month Term SOFR + 1.29%), 10/15/32 (h)	1,250	1,249
Neuberger Berman CLO XVII Ltd
Series 2014-AR2-17A, 6.70%, (3 Month Term SOFR + 1.29%), 04/22/29 (h)	1,215	1,215
Neuberger Berman Loan Advisers CLO 26 Ltd
Series 2017-AR-26A, 6.58%, (3 Month Term SOFR + 1.18%), 10/18/30 (h)	473	473
Neuberger Berman Loan Advisers CLO 34, Ltd.
Series 2019-A1R-34A, 6.66%, (3 Month Term SOFR + 1.24%), 01/22/35 (h)	1,730	1,729
Neuberger Berman Loan Advisers CLO 36 Ltd
Series 2020-A1R-36A, 6.93%, (3 Month Term SOFR + 1.51%), 04/20/33 (h)	1,130	1,130
Voya CLO 2020-2 Ltd.
Series 2020-A1R-2A, 6.82%, (3 Month Term SOFR + 1.42%), 07/19/34 (h)	1,600	1,600
		9,349
Total Non-U.S. Government Agency Asset-Backed Securities (cost $47,656)		47,836
INVESTMENT COMPANIES 3.5%
United States of America 3.5%
iShares iBoxx $ Investment Grade Corporate Bond ETF (f)	315	34,909
iShares MSCI EAFE ETF (f)	1	53
Total Investment Companies (cost $34,722)		34,962
PREFERRED STOCKS 0.3%
Switzerland 0.3%
Chocoladefabriken Lindt & Sprungli AG	—	24
Roche Holding AG	9	2,581
Schindler Holding AG	—	21
		2,626
Brazil 0.0%
Gerdau S.A.	31	153
Petroleo Brasileiro S/A Petrobras. (l)	54	415
		568
Germany 0.0%
Bayerische Motoren Werke Aktiengesellschaft	—	12
Dr. Ing. h.c. F. Porsche Aktiengesellschaft	—	20
Henkel AG & Co. KGaA (l)	—	27
Porsche Automobil Holding SE (l)	—	16
Sartorius Aktiengesellschaft	—	19
Volkswagen Aktiengesellschaft (l)	—	52
		146
Italy 0.0%
Telecom Italia SPA	12	4
Total Preferred Stocks (cost $3,420)		3,344
RIGHTS 0.0%
Brazil 0.0%
Localiza Rent A Car S/A (b)	—	—
Total Rights (cost $0)		—
SHORT TERM INVESTMENTS 6.4%
Securities Lending Collateral 2.9%
JNL Government Money Market Fund - Class SL, 5.32% (o) (p)	29,407	29,407
Investment Companies 2.2%
JNL Government Money Market Fund - Class I, 5.22% (o) (p)	21,613	21,613
Commercial Paper 1.3%
ANZ New Zealand (Int'l) Limited
5.68%, 03/04/24	800	792
Banco Santander, S.A.
5.78%, 03/01/24	600	594
Bank of America Securities Inc.
5.77%, 07/19/24	550	533
Bank of Montreal
5.69%, 09/04/24	500	481
BPCE
5.70%, 04/15/24	350	344
5.71%, 06/03/24	300	293
CDP Financiere Inc.
5.63%, 09/23/24	1,000	959
Commonwealth Bank of Australia
5.68%, 07/22/24	526	510
Credit Industriel ET Commercial
5.66%, 02/09/24	750	745
DNB ASA
5.60%, 08/06/24	750	726
Federation des caisses Desjardins du Quebec
5.69%, 03/11/24	500	494
HSBC USA Inc.
5.95%, 08/29/24	500	482
Lloyds Bank PLC
5.68%, 07/03/24	500	486
Macquarie Bank Limited
5.72%, 05/17/24	820	803
MUFG Bank, Ltd.
5.73%, 01/19/24	382	381
5.71%, 04/19/24	270	265
National Bank of Canada
5.69%, 02/26/24	425	421
NatWest Markets PLC
5.74%, 07/22/24	340	329
Skandinaviska Enskilda Banken AB
5.63%, 03/11/24	750	742
Standard Chartered Bank
5.68%, 07/15/24	800	778
Svenska Handelsbanken AB
5.59%, 06/18/24	750	732
Toyota Motor Credit Corporation
5.59%, 05/31/24	500	489
Westpac Banking Corporation
5.67%, 06/06/24	500	488

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
5.68%, 09/06/24	254	244
		13,111
Total Short Term Investments (cost $64,123)		64,131
Total Investments 102.0% (cost $1,014,118)		1,024,805
Other Derivative Instruments 0.0%		215
Other Assets and Liabilities, Net (2.0)%		(20,765)
Total Net Assets 100.0%		1,004,255

(a) All or a portion of the security is pledged or segregated as collateral.

(b) Non-income producing security.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(d) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes, which is owned by the Fund.

(e) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(f) All or a portion of the security was on loan as of December 31, 2023.

(g) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $190,606 and 19.0% of the Fund.

(h) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(j) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(k) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(l) Convertible security.

(m) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(n) Treasury inflation indexed note, par amount is adjusted for inflation.

(o) Investment in affiliate.

(p) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/JPMorgan Global Allocation Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	47,180	699,843	725,410	1,280	—	—	21,613	2.2
JNL Government Money Market Fund, 5.32% - Class SL	—	104,283	74,876	122	—	—	29,407	2.9
JNL Securities Lending Collateral Fund - Institutional Class	907	27,566	28,473	89	—	—	—	—
	48,087	831,692	828,759	1,491	—	—	51,020	5.1

JNL/JPMorgan Global Allocation Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen N.V.	01/19/22	125	81	—
AENA, S.M.E., S.A.	04/27/20	21	27	—
Alibaba Group Holding Limited	12/10/20	1,456	574	0.1
Allegro.eu	09/17/21	15	9	—
Amadeus IT Holding, S.A.	04/27/20	51	63	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/JPMorgan Global Allocation Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Amundi	12/17/21	9	9	—
Autostore Holdings Ltd	12/17/21	6	4	—
BAWAG Group AG	04/27/20	7	9	—
Budweiser Brewing Company APAC Limited	05/10/22	298	208	—
Bundesrepublik Deutschland, 0.00%, 05/15/35	01/31/22	985	1,017	0.1
Bundesrepublik Deutschland, 0.00%, 05/15/36	04/28/23	833	861	0.1
Bundesrepublik Deutschland, 3.25%, 07/04/42	09/29/23	304	352	—
Bundesrepublik Deutschland, 2.50%, 08/15/46	10/03/23	322	389	—
Bundesrepublik Deutschland, 1.25%, 08/15/48	10/03/23	214	268	—
Bundesrepublik Deutschland, 0.00%, 08/15/52	10/31/23	39	47	—
Bundesrepublik Deutschland, 1.80%, 08/15/53	11/30/23	761	814	0.1
Cellnex Telecom, S.A.	04/16/21	55	47	—
Commission De L'union Europeenne - Commissie Van De Europese Unie, 0.00%, 10/04/28	09/08/23	554	591	0.1
Commonwealth of Australia, 0.50%, 09/21/26	12/15/23	18	19	—
Commonwealth of Australia, 2.75%, 11/21/28	04/29/22	823	811	0.1
Commonwealth of Australia, 2.50%, 05/21/30	06/30/23	34	35	—
Commonwealth of Australia, 3.75%, 04/21/37	04/27/20	267	195	—
Commonwealth of Australia, 2.75%, 05/21/41	04/29/22	38	33	—
Commonwealth of Australia, 3.00%, 03/21/47	08/11/21	88	58	—
Commonwealth of Australia, 1.75%, 06/21/51	07/30/21	173	143	—
Convatec Group PLC	04/27/20	8	10	—
Covestro AG	06/08/20	18	21	—
Danmarks Nationalbank, 1.75%, 11/15/25	06/26/19	116	117	—
Danmarks Nationalbank, 0.00%, 11/15/31	09/30/22	88	102	—
Danmarks Nationalbank, 4.50%, 11/15/39	04/28/20	322	230	—
Delivery Hero SE	04/29/22	14	11	—
Development Bank of Japan Inc., 0.88%, 10/10/25	07/09/20	1,101	1,020	0.1
Dexia Credit Local, 0.25%, 12/11/24	11/10/21	932	853	0.1
Dexia Credit Local, 1.25%, 10/27/25	07/09/20	1,158	1,072	0.1
Dino Polska Spolka Akcyjna	03/09/22	131	223	—
EQT AB	06/22/20	39	39	—
ESR Group Limited	09/17/21	16	7	—
Estado Espanol, 2.15%, 10/31/25	11/30/22	73	76	—
Estado Espanol, 1.95%, 04/30/26	03/31/22	1,851	1,796	0.2
Estado Espanol, 1.45%, 10/31/27	12/30/22	1,624	1,725	0.2
Estado Espanol, 1.40%, 07/30/28	11/08/22	661	724	0.1
Estado Espanol, 1.25%, 10/31/30	08/31/23	1,249	1,314	0.1
Estado Espanol, 4.20%, 01/31/37	08/11/21	669	646	0.1
Estado Espanol, 2.90%, 10/31/46	09/29/23	259	308	—
Estado Espanol, 2.70%, 10/31/48	10/30/20	288	204	—
European Investment Bank, 2.25%, 03/15/30	02/02/23	2,713	2,768	0.3
Evolution AB (publ)	06/24/20	41	46	—
Evraz PLC	05/28/19	5	—	—
Fuyao Glass Industry Group Co., Ltd. - Class H	05/04/23	167	197	—
Gouvernement De France, 0.00%, 11/25/29	07/31/23	2,234	2,317	0.2
Gouvernement De France, 1.75%, 06/25/39	07/31/19	1,561	1,659	0.2
Gouvernement De France, 3.25%, 05/25/45	08/11/21	483	300	—
Gouvernement De France, 2.00%, 05/25/48	08/11/21	59	34	—
Gouvernement De France, 1.50%, 05/25/50	11/30/23	93	104	—
Gouvernement De France, 0.75%, 05/25/52	11/30/22	582	573	0.1
Gouvernement De France, 1.75%, 05/25/66	02/21/22	304	185	—
HDFC Life Insurance Company Limited	07/13/21	172	185	—
HM Treasury, 4.25%, 12/07/27	05/31/23	376	397	0.1
HM Treasury, 1.63%, 10/22/28	12/21/22	949	1,021	0.1
HM Treasury, 0.38%, 10/22/30	06/30/23	1,155	1,243	0.1
HM Treasury, 0.88%, 07/31/33	09/29/23	180	200	—
HM Treasury, 4.50%, 09/07/34	03/10/23	97	103	—
HM Treasury, 0.63%, 07/31/35	10/18/22	358	424	0.1
HM Treasury, 4.25%, 03/07/36	10/18/22	437	501	0.1
HM Treasury, 1.75%, 09/07/37	10/18/22	355	421	0.1
HM Treasury, 1.13%, 01/31/39	10/18/22	148	175	—
HM Treasury, 4.25%, 09/07/39	10/18/22	340	403	0.1
HM Treasury, 4.25%, 12/07/40	10/18/22	223	265	—
HM Treasury, 4.50%, 12/07/42	09/08/23	436	485	0.1
HM Treasury, 3.25%, 01/22/44	10/18/22	359	424	0.1
HM Treasury, 3.50%, 01/22/45	10/18/22	473	529	0.1
HM Treasury, 1.50%, 07/22/47	10/18/22	223	264	—
HM Treasury, 0.63%, 10/22/50	01/10/23	242	247	—
HM Treasury, 1.25%, 07/31/51	12/02/22	345	315	—
HM Treasury, 3.75%, 07/22/52	10/18/22	544	614	0.1
HM Treasury, 1.50%, 07/31/53	10/18/22	159	177	—
HM Treasury, 3.75%, 10/22/53	10/27/23	34	42	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/JPMorgan Global Allocation Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
HM Treasury, 4.25%, 12/07/55	10/18/22	214	249	—
HM Treasury, 1.75%, 07/22/57	08/11/21	365	203	—
HM Treasury, 0.50%, 10/22/61	01/10/23	144	143	—
HM Treasury, 4.00%, 10/22/63	06/30/23	174	183	—
HM Treasury, 2.50%, 07/22/65	08/11/21	341	273	—
HM Treasury, 3.50%, 07/22/68	05/31/23	138	154	—
HM Treasury, 1.63%, 10/22/71	01/10/23	23	23	—
HM Treasury, 1.13%, 10/22/73	01/10/23	37	38	—
Hudbay Minerals Inc., 4.50%, 04/01/26	07/05/22	64	69	—
Infrastrutture Wireless Italiane S.p.A.	09/18/20	8	9	—
KfW, 2.88%, 05/29/26	09/08/23	795	835	0.1
KfW, 0.00%, 03/31/27	02/02/23	2,371	2,409	0.3
KfW, 3.13%, 10/10/28	11/09/23	780	832	0.1
Mapletree Commercial Trust Treasury Company Pte. Ltd.	06/08/20	7	6	—
Media Group Holdings LLC, 2.00%, 12/31/24	04/28/14	50,938	—	—
Meituan - Class B	12/15/20	853	358	—
Nederlandse Waterschapsbank N.V., 2.00%, 12/16/24	09/20/22	2,872	3,180	0.3
Ontario Teachers' Finance Trust, 0.50%, 05/06/25	12/10/21	2,286	2,128	0.2
Ontario Teachers' Finance Trust, 1.13%, 05/15/26	09/20/22	2,876	3,183	0.3
Ontario Teachers' Finance Trust, 0.10%, 05/19/28	07/16/21	1,039	858	0.1
Ontario, Government of, 0.01%, 11/25/30	10/04/21	1,889	1,514	0.2
Orsted A/S	05/27/21	51	21	—
OSMTH of the Kingdom Of Sweden, 0.75%, 05/12/28	04/27/20	197	178	—
OSMTH of the Kingdom Of Sweden, 2.25%, 06/01/32	06/26/19	207	154	—
OSMTH of the Kingdom Of Sweden, 3.50%, 03/30/39	06/26/19	126	105	—
Pirelli & C. S.p.A.	12/17/21	4	4	—
Poste Italiane SPA	04/27/20	8	11	—
Publichnoe Aktsionernoe Obshchestvo "Severstal"	12/01/20	243	—	—
Sandor-Palota, 5.38%, 09/12/33	11/20/23	108	118	—
Sandor-Palota, 1.75%, 06/05/35	11/20/23	76	84	—
Saudi Arabia, Kingdom of, 2.90%, 10/22/25	07/08/20	1,086	1,023	0.1
Saudi Arabia, Kingdom of, 3.25%, 10/26/26	06/25/20	952	885	0.1
Segretariato Generale Della Presidenza Della Repubblica, 1.85%, 07/01/25	05/31/23	3	3	—
Segretariato Generale Della Presidenza Della Repubblica, 3.10%, 09/15/26	11/09/22	1,332	1,452	0.2
Segretariato Generale Della Presidenza Della Repubblica, 7.25%, 11/01/26	06/30/23	513	531	0.1
Segretariato Generale Della Presidenza Della Repubblica, 1.25%, 12/01/26	10/31/23	1,459	1,516	0.2
Segretariato Generale Della Presidenza Della Repubblica, 0.90%, 04/01/31	10/31/23	167	186	—
Segretariato Generale Della Presidenza Della Repubblica, 2.25%, 09/01/36	04/29/22	1,119	1,060	0.1
Segretariato Generale Della Presidenza Della Repubblica, 4.00%, 02/01/37	11/08/22	393	448	0.1
Segretariato Generale Della Presidenza Della Repubblica, 3.25%, 09/01/46	10/31/23	32	38	—
Segretariato Generale Della Presidenza Della Repubblica, 1.70%, 09/01/51	12/29/23	123	122	—
Segretariato Generale Della Presidenza Della Repubblica, 2.15%, 03/01/72	11/30/23	97	107	—
Service Public Federal Chancellerie Du Premier Ministre, 0.10%, 06/22/30	11/30/21	460	385	—
Service Public Federal Chancellerie Du Premier Ministre, 3.00%, 06/22/34	04/27/20	1,222	1,152	0.1
Service Public Federal Chancellerie Du Premier Ministre, 1.90%, 06/22/38	01/07/22	311	295	—
Service Public Federal Chancellerie Du Premier Ministre, 3.75%, 06/22/45	04/27/20	443	303	—
Service Public Federal Chancellerie Du Premier Ministre, 2.15%, 06/22/66	04/28/20	197	108	—
Siemens Healthineers AG	06/18/21	32	32	—
Staat der Nederlanden, 4.00%, 01/15/37	01/07/22	641	631	0.1
TCS Group Holding PLC	01/17/22	311	—	—
Temasek Financial (I) Limited, 3.63%, 08/01/28	07/09/20	276	245	—
Tenet Healthcare Corporation, 4.63%, 06/15/28	07/12/23	343	349	—
The Export-Import Bank of Korea, 0.00%, 10/19/24	01/27/22	2,220	2,131	0.2
The State of Qatar, 3.40%, 04/16/25	06/25/20	1,209	1,156	0.1
WH Group Limited	04/27/20	14	11	—
WuXi AppTec Co., Ltd. - Class H	10/28/22	147	172	—
Wuxi Biologics Cayman Inc	12/17/21	56	28	—
		118,352	65,471	6.5

JNL/JPMorgan Global Allocation Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
3M EURIBOR	1	September 2024	EUR	242	—	1
3M EURIBOR	2	June 2025	EUR	485	—	6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/JPMorgan Global Allocation Fund — Futures Contracts (continued)
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
3M EURIBOR	27	December 2025	EUR	6,572	(5)	54
3M SOFR Index	2	September 2024		476	—	1
Australia 10 Year Bond	46	March 2024	AUD	5,219	(18)	99
Australia 10 Year Bond	7	March 2024	AUD	742	(1)	4
CAD/USD Spot Rate	23	March 2024		1,698	(1)	42
Canada 10 Year Bond	18	March 2024	CAD	2,186	1	36
Canada 5 Year Bond	6	March 2024	CAD	660	1	12
EUR/USD Spot Rate	24	March 2024		3,247	(8)	76
Euro BOBL	8	March 2024	EUR	946	(3)	9
Euro OAT	27	March 2024	EUR	3,445	(33)	115
Italy Government BTP Bond	19	March 2024	EUR	2,228	(24)	39
Italy Short Term Government BTP Bond	41	March 2024	EUR	4,345	(6)	31
Long Gilt	1	March 2024	GBP	97	(2)	7
MSCI EAFE Index	197	March 2024		21,830	12	356
MSCI Emerging Markets Index	175	March 2024		8,591	9	454
S&P 500 Index	580	March 2024		137,039	(355)	2,741
S&P/TSX 60 Index	42	March 2024	CAD	10,311	11	270
United States 10 Year Note	819	March 2024		89,469	—	2,988
United States 5 Year Note	568	April 2024		61,631	49	152
United States Long Bond	1	March 2024		117	—	8
					(373)	7,501
Short Contracts
3M EURIBOR	(2)	December 2024	EUR	(483)	—	(6)
3M SOFR Index	(2)	March 2024		(473)	—	—
Euro Bund	(19)	March 2024	EUR	(2,573)	23	(37)
Euro Buxl 30 Year Bond	(3)	March 2024	EUR	(425)	9	—
Euro Schatz	(36)	March 2024	EUR	(3,821)	2	(16)
United States 10 Year Ultra Bond	(25)	March 2024		(2,822)	2	(129)
United States 2 Year Note	(42)	April 2024		(8,594)	(5)	(55)
United States 5 Year Note	(23)	April 2024		(2,446)	(2)	(56)
United States Ultra Bond	(8)	March 2024		(980)	4	(88)
					33	(387)

JNL/JPMorgan Global Allocation Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	BNP	01/03/24	AUD	2,511	1,711	52
AUD/USD	CIT	01/03/24	AUD	1,090	743	17
AUD/USD	BCL	02/05/24	AUD	3,602	2,457	5
CAD/USD	BCL	01/03/24	CAD	936	707	7
CAD/USD	BNP	01/03/24	CAD	2,194	1,656	41
CAD/USD	BNP	02/05/24	CAD	3,130	2,364	—
DKK/USD	MSC	01/03/24	DKK	1,359	201	2
DKK/USD	BNP	02/05/24	DKK	1,359	202	(1)
EUR/USD	BCL	01/03/24	EUR	703	776	8
EUR/USD	HSB	01/03/24	EUR	334	369	3
EUR/USD	MSC	01/03/24	EUR	2,458	2,713	28
EUR/USD	SSB	01/03/24	EUR	3,077	3,396	56
EUR/USD	HSB	02/05/24	EUR	4,772	5,276	(8)
GBP/EUR	BCL	02/05/24	EUR	(246)	(272)	—
GBP/USD	HSB	01/03/24	GBP	211	268	2
JPY/USD	HSB	01/04/24	JPY	1,622,097	11,506	466
JPY/USD	SSB	01/04/24	JPY	33,254	236	8
JPY/USD	HSB	02/05/24	JPY	1,132,936	8,078	(5)
USD/EUR	MSC	01/03/24	EUR	(1,800)	(1,987)	(38)
USD/EUR	BCL	02/05/24	EUR	(258)	(285)	—
USD/GBP	BNP	01/03/24	GBP	(190)	(242)	(1)
USD/GBP	HSB	01/03/24	GBP	(1,772)	(2,259)	(17)
USD/GBP	TDB	02/05/24	GBP	(1,752)	(2,233)	(4)
USD/JPY	BNP	01/04/24	JPY	(251,592)	(1,785)	(58)
USD/JPY	CIT	01/04/24	JPY	(223,831)	(1,588)	(13)
USD/JPY	HSB	01/04/24	JPY	(1,132,935)	(8,036)	6
USD/JPY	SSB	01/04/24	JPY	(46,992)	(333)	(1)
					23,639	555

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan Global Allocation Fund
Assets - Securities
Common Stocks
United States of America	281,145	20	9	281,174
France	—	26,372	—	26,372
Japan	—	23,030	—	23,030
United Kingdom	294	21,232	—	21,526
Netherlands	3,522	14,328	—	17,850
Taiwan	10,532	5,451	—	15,983
Germany	—	12,121	—	12,121
South Korea	—	11,426	—	11,426
China	1,164	10,007	—	11,171
India	4,319	5,044	—	9,363
Denmark	—	7,736	—	7,736
Switzerland	—	6,300	—	6,300
Sweden	—	5,781	—	5,781
Hong Kong	21	4,897	—	4,918
Canada	4,533	—	—	4,533
Mexico	297	4,178	—	4,475
Singapore	—	4,014	—	4,014
Australia	—	3,793	—	3,793
Indonesia	—	2,858	—	2,858
Finland	—	1,821	—	1,821
Brazil	237	1,509	—	1,746
Spain	—	1,678	—	1,678
Italy	—	1,475	—	1,475
South Africa	—	1,434	—	1,434
Belgium	—	1,358	—	1,358
Saudi Arabia	—	994	—	994
Ireland	827	165	—	992
Thailand	—	660	—	660
Peru	389	—	—	389
Poland	—	334	—	334
Norway	—	243	—	243
Hungary	—	224	—	224
Chile	—	194	—	194
Israel	—	152	—	152
Greece	—	150	—	150
Macau	—	149	—	149
Colombia	98	—	—	98
Austria	—	94	—	94
Portugal	—	68	—	68
New Zealand	—	66	—	66
Luxembourg	—	47	—	47
Bermuda	—	4	—	4
Corporate Bonds And Notes	—	248,109	—	248,109
Government And Agency Obligations	—	137,629	—	137,629
Non-U.S. Government Agency Asset-Backed Securities	—	47,836	—	47,836
Investment Companies	34,962	—	—	34,962
Preferred Stocks	3,344	—	—	3,344
Rights	—	—	—	—
Short Term Investments	51,020	13,111	—	64,131
	396,704	628,092	9	1,024,805
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	7,501	—	—	7,501
Open Forward Foreign Currency Contracts	—	701	—	701
	7,501	701	—	8,202
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(387)	—	—	(387)
Open Forward Foreign Currency Contracts	—	(146)	—	(146)
	(387)	(146)	—	(533)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/JPMorgan Hedged Equity Fund
COMMON STOCKS 98.8%
Information Technology 28.3%
Accenture Public Limited Company - Class A (a)	21	7,326
Adobe Inc. (a) (b)	16	9,652
Advanced Micro Devices, Inc. (b)	53	7,764
Analog Devices, Inc.	34	6,832
Apple Inc. (a)	314	60,525
Broadcom Inc.	4	4,253
Cadence Design Systems, Inc. (b)	6	1,642
Cognizant Technology Solutions Corporation - Class A (a)	53	3,987
Corning Incorporated	28	838
Intuit Inc.	11	6,713
Keysight Technologies, Inc. (b)	14	2,292
Lam Research Corporation	11	8,380
Microsoft Corporation (a)	177	66,418
Motorola Solutions, Inc. (a)	5	1,565
NVIDIA Corporation (a)	60	29,743
NXP Semiconductors N.V.	35	7,983
Oracle Corporation (a)	26	2,773
Qorvo, Inc. (b)	12	1,384
Seagate Technology Holdings Public Limited Company (a)	43	3,644
ServiceNow, Inc. (b)	8	5,945
Teradyne, Inc. (a)	19	2,065
Texas Instruments Incorporated	50	8,482
		250,206
Financials 13.1%
AFLAC Incorporated (a)	27	2,184
American Express Company (a)	4	725
Bank of America Corporation	304	10,238
Berkshire Hathaway Inc. - Class B (a) (b)	33	11,669
Blackstone Inc. - Class A	6	841
Block, Inc. - Class A (b)	6	447
Chubb Limited	13	2,830
CME Group Inc. - Class A	16	3,314
Fifth Third Bancorp (a)	76	2,625
Fiserv, Inc. (b)	10	1,282
FleetCor Technologies, Inc. (a) (b)	12	3,397
Globe Life Inc. (a)	17	2,113
Intercontinental Exchange, Inc. (a)	37	4,738
MasterCard Incorporated - Class A (a)	32	13,831
MetLife, Inc.	29	1,913
Morgan Stanley (a)	53	4,978
S&P Global Inc. (a)	8	3,436
The Charles Schwab Corporation (a)	55	3,770
The Goldman Sachs Group, Inc.	8	3,239
The Progressive Corporation	33	5,273
The Travelers Companies, Inc.	27	5,170
Truist Financial Corporation (a)	127	4,678
U.S. Bancorp	114	4,913
Visa Inc. - Class A (a)	42	10,804
Wells Fargo & Company	146	7,187
		115,595
Health Care 12.5%
AbbVie Inc.	69	10,683
Baxter International Inc. (a)	34	1,319
Becton, Dickinson and Company	6	1,503
Biogen Inc. (a) (b)	11	2,760
BioMarin Pharmaceutical Inc. (b)	8	814
Boston Scientific Corporation (b)	109	6,281
Bristol-Myers Squibb Company	122	6,263
Centene Corporation (a) (b)	35	2,605
CVS Health Corporation	16	1,284
Danaher Corporation	24	5,540
DexCom, Inc. (a) (b)	8	1,045
Elevance Health, Inc. (a)	8	3,855
Eli Lilly and Company	16	9,295
Humana Inc. (a)	4	2,038
Intuitive Surgical, Inc. (a) (b)	5	1,791
Johnson & Johnson	43	6,751
McKesson Corporation	3	1,328
Medtronic, Inc. (a)	58	4,750
Merck & Co., Inc.	43	4,663
Neurocrine Biosciences, Inc. (b)	5	614
Regeneron Pharmaceuticals, Inc. (a) (b)	6	5,366
Sarepta Therapeutics, Inc. (b)	3	314
Stryker Corporation	14	4,110
Thermo Fisher Scientific Inc. (a)	11	5,874
UnitedHealth Group Incorporated (a)	26	13,844
Vertex Pharmaceuticals Incorporated (a) (b)	14	5,488
		110,178
Consumer Discretionary 11.4%
Amazon.com, Inc. (a) (b)	233	35,381
Aptiv PLC (b)	19	1,741
AutoNation, Inc. (a) (b)	9	1,400
AutoZone, Inc. (a) (b)	2	4,871
Best Buy Co., Inc. (a)	35	2,741
Booking Holdings Inc. (b)	2	6,289
BorgWarner Inc.	5	178
Burlington Stores, Inc. (a) (b)	9	1,835
Chipotle Mexican Grill, Inc. (a) (b)	2	5,139
Expedia Group, Inc. (a) (b)	24	3,661
Lennar Corporation - Class A (a)	8	1,227
LKQ Corporation	15	728
Lowe`s Companies, Inc.	38	8,525
Marriott International, Inc. - Class A (a)	11	2,569
O'Reilly Automotive, Inc. (b)	1	1,138
Royal Caribbean Cruises Ltd. (b)	21	2,691
Tesla Inc. (a) (b)	55	13,622
TJX Companies, Inc., The (a)	29	2,758
Toll Brothers, Inc.	10	1,061
Yum! Brands, Inc. (a)	29	3,779
		101,334
Industrials 8.6%
Cintas Corporation (a)	2	925
CSX Corporation (a)	52	1,796
Deere & Company	19	7,482
Delta Air Lines, Inc.	32	1,272
Dover Corporation (a)	13	2,018
Eaton Corporation Public Limited Company	24	5,683
FedEx Corporation	10	2,574
Honeywell International Inc.	45	9,415
Howmet Aerospace Inc. (a)	53	2,878
Ingersoll Rand Inc.	9	717
Leidos Holdings, Inc. (a)	19	2,029
Masco Corporation (a)	34	2,262
Norfolk Southern Corporation (a)	10	2,292
Otis Worldwide Corporation (a)	51	4,600
RTX Corporation	69	5,836
Textron Inc. (a)	43	3,455
Trane Technologies Public Limited Company	26	6,451
Uber Technologies, Inc. (a) (b)	53	3,274
Union Pacific Corporation	10	2,560
United Parcel Service, Inc. - Class B	44	6,922
United Rentals, Inc.	3	1,596
		76,037
Communication Services 7.8%
Alphabet Inc. - Class A (a) (b)	130	18,100
Alphabet Inc. - Class C (a) (b)	91	12,813
Comcast Corporation - Class A	168	7,386
Former Charter Communications Parent, Inc. - Class A (a) (b)	9	3,384
Liberty Media Corporation - Series A (b)	16	452
Meta Platforms, Inc. - Class A (a) (b)	58	20,627
Netflix, Inc. (a) (b)	9	4,217
T-Mobile USA, Inc. (a)	9	1,441
Warner Bros. Discovery, Inc. - Series A (b)	61	691
		69,111
Consumer Staples 6.2%
Altria Group, Inc.	23	932
Church & Dwight Co., Inc. (a)	25	2,386
Constellation Brands, Inc. - Class A	3	748
Costco Wholesale Corporation	13	8,514
Dollar Tree, Inc. (b)	8	1,136

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Kenvue Inc. (a)	109	2,356
Mondelez International, Inc. - Class A	90	6,519
Monster Beverage 1990 Corporation (b)	19	1,104
PepsiCo, Inc.	45	7,662
Philip Morris International Inc. (a)	24	2,256
Procter & Gamble Company, The	32	4,694
Target Corporation	28	3,979
The Coca-Cola Company	138	8,115
Walmart Inc.	30	4,672
		55,073
Energy 3.9%
Baker Hughes Company - Class A	32	1,078
Chevron Corporation (a)	24	3,640
ConocoPhillips	51	5,958
Diamondback Energy, Inc.	23	3,612
EOG Resources, Inc.	49	5,943
Exxon Mobil Corporation	135	13,503
Marathon Oil Corporation	25	604
		34,338
Utilities 2.4%
Constellation Energy Group, Inc.	10	1,138
DTE Energy Company	4	435
NextEra Energy, Inc.	87	5,254
PG&E Corporation (a)	278	5,015
Public Service Enterprise Group Incorporated	54	3,319
The Southern Company	81	5,703
		20,864
Real Estate 2.3%
Digital Realty Trust, Inc. (a)	23	3,159
Equity Lifestyle Properties, Inc. (a)	22	1,540
ProLogis Inc.	50	6,707
SBA Communications Corporation - Class A (a)	12	3,078
Sun Communities, Inc. (a)	8	1,037
UDR, Inc. (a)	20	763
Ventas, Inc. (a)	61	3,034
Welltower OP LLC	12	1,050
		20,368
Materials 2.3%
Air Products and Chemicals, Inc. (a)	9	2,349
Dow Inc. (a)	75	4,090
Eastman Chemical Company (a)	25	2,257
Linde Public Limited Company	15	6,251
LyondellBasell Industries N.V. - Class A	22	2,055
Nucor Corporation (a)	8	1,386
PPG Industries, Inc.	12	1,778
		20,166
Total Common Stocks (cost $708,292)		873,270
SHORT TERM INVESTMENTS 1.7%
Investment Companies 1.7%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	15,136	15,136
Total Short Term Investments (cost $15,136)		15,136
Total Investments 100.5% (cost $723,428)		888,406
Total Purchased Options 0.8% (cost $7,430)		7,208
Other Derivative Instruments (0.9)%		(7,562)
Other Assets and Liabilities, Net (0.4)%		(3,707)
Total Net Assets 100.0%		884,345

(a) All or a portion of the security is pledged or segregated as collateral.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/JPMorgan Hedged Equity Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	4,561	145,577	135,002	648	—	—	15,136	1.7

JNL/JPMorgan Hedged Equity Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	46	March 2024	11,075	(43)	11

JNL/JPMorgan Hedged Equity Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Index Options
S&P 500 Index	Put	4,510.00	03/28/24	1,853	835,703	7,208

JNL/JPMorgan Hedged Equity Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Index Options
S&P 500 Index	Call	5,015.00	03/28/24	1,853	929,280	(6,337)
S&P 500 Index	Put	3,800.00	03/28/24	1,853	704,140	(1,182)
						(7,519)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan Hedged Equity Fund
Assets - Securities
Common Stocks	873,270	—	—	873,270
Short Term Investments	15,136	—	—	15,136
	888,406	—	—	888,406
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	11	—	—	11
Exchange Traded Purchased Options	7,208	—	—	7,208
	7,219	—	—	7,219
Liabilities - Investments in Other Financial Instruments[1]
Exchange Traded Written Options	(7,519)	—	—	(7,519)
	(7,519)	—	—	(7,519)
1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/JPMorgan MidCap Growth Fund
COMMON STOCKS 98.8%
Information Technology 24.7%
Allegro Microsystems Inc. (a)	178	5,380
Amphenol Corporation - Class A	416	41,258
Arista Networks, Inc. (a)	81	19,025
Cadence Design Systems, Inc. (a)	38	10,250
Confluent, Inc. - Class A (a)	1,006	23,546
CrowdStrike Holdings, Inc. - Class A (a)	308	78,690
Datadog, Inc. - Class A (a)	200	24,276
DocuSign, Inc. (a)	322	19,128
Elastic N.V. (a)	132	14,876
Entegris, Inc.	264	31,682
Gartner, Inc. (a)	98	44,073
Globant S.A. (a)	135	32,080
HubSpot, Inc. (a)	76	44,399
Jabil Inc.	265	33,711
Keysight Technologies, Inc. (a)	123	19,598
Lam Research Corporation	37	29,217
Marvell Technology, Inc.	355	21,427
MongoDB, Inc. - Class A (a)	123	50,248
Monolithic Power Systems, Inc.	67	41,939
On Semiconductor Corporation (a)	224	18,671
Palo Alto Networks, Inc. (a)	115	33,818
Procore Technologies, Inc. (a)	382	26,408
Rambus Inc. (a)	338	23,034
Snowflake Inc. - Class A (a)	115	22,944
Synopsys, Inc. (a)	43	22,383
Teledyne Technologies Incorporated (a)	49	21,812
Workday, Inc. - Class A (a)	109	30,184
Zoom Video Communications, Inc. - Class A (a)	230	16,509
		800,566
Health Care 20.3%
10X Genomics, Inc. - Class A (a)	209	11,720
Acadia Healthcare Company, Inc. (a)	325	25,270
Agilent Technologies, Inc.	440	61,201
Align Technology, Inc. (a)	112	30,735
Alnylam Pharmaceuticals, Inc. (a)	157	30,126
Amicus Therapeutics, Inc. (a)	948	13,453
Apellis Pharmaceuticals, Inc. (a)	218	13,031
Centene Corporation (a)	404	29,994
DexCom, Inc. (a)	468	58,096
Exact Sciences Corporation (a)	442	32,700
Exelixis, Inc. (a)	990	23,744
IDEXX Laboratories, Inc. (a)	72	40,075
Inspire Medical Systems, Inc. (a)	80	16,315
IQVIA Holdings Inc (a)	201	46,546
McKesson Corporation	65	30,182
Mettler-Toledo International Inc. (a)	23	28,207
Natera, Inc. (a)	505	31,629
Neurocrine Biosciences, Inc. (a)	206	27,153
ResMed Inc.	77	13,207
Royalty Pharma PLC - Class A	577	16,221
Shockwave Medical, Inc. (a)	111	21,209
The Cooper Companies, Inc.	57	21,726
West Pharmaceutical Services, Inc.	105	37,108
		659,648
Industrials 19.7%
AECOM	273	25,201
Air Lease Corporation - Class A	513	21,532
AMETEK, Inc.	212	34,891
Booz Allen Hamilton Holding Corporation - Class A	340	43,477
Cintas Corporation	63	38,105
Copart, Inc. (a)	1,295	63,439
HEICO Corporation - Class A	283	40,355
Hubbell Incorporated	68	22,519
Ingersoll Rand Inc.	423	32,723
ITT Inc.	339	40,440
J.B. Hunt Transport Services, Inc.	143	28,478
Mine Safety Appliances Company, LLC	117	19,782
Old Dominion Freight Line, Inc.	116	46,924
Quanta Services, Inc.	219	47,152
Simpson Manufacturing Co., Inc.	94	18,630
Trane Technologies Public Limited Company	266	64,784
Uber Technologies, Inc. (a)	509	31,346
Verisk Analytics, Inc.	75	17,850
		637,628
Consumer Discretionary 15.1%
AutoZone, Inc. (a)	7	17,642
Bright Horizons Family Solutions, Inc. (a)	260	24,543
Burlington Stores, Inc. (a)	91	17,665
Chipotle Mexican Grill, Inc. (a)	10	21,783
Domino's Pizza, Inc.	105	43,136
Doordash, Inc. - Class A (a)	484	47,833
Floor & Decor Holdings, Inc. - Class A (a)	251	27,955
Garmin Ltd.	160	20,528
Helen of Troy Limited (a)	92	11,093
Hilton Worldwide Holdings Inc.	221	40,184
Las Vegas Sands Corp.	321	15,811
Lululemon Athletica Canada Inc. (a)	57	29,048
Pool Corporation	80	32,077
Ross Stores, Inc.	553	76,578
Royal Caribbean Cruises Ltd. (a)	144	18,663
Thor Industries, Inc.	140	16,596
Tractor Supply Company	132	28,401
		489,536
Financials 10.9%
Ares Management Corporation - Class A	357	42,404
Arthur J. Gallagher & Co.	111	25,064
FactSet Research Systems Inc.	77	36,525
Global Payments Inc.	105	13,315
Interactive Brokers Group, Inc. - Class A	194	16,049
K.K.R. Co., Inc. - Class A	508	42,101
LPL Financial Holdings Inc.	112	25,563
Moody's Corporation	70	27,261
MSCI Inc. - Class A	70	39,362
Raymond James Financial, Inc.	209	23,295
Remitly Global, Inc. (a)	992	19,265
Rocket Companies, Inc. - Class A (a)	1,126	16,301
Tradeweb Markets Inc. - Class A	309	28,116
		354,621
Energy 3.8%
Cheniere Energy, Inc.	401	68,530
EOG Resources, Inc.	216	26,133
TechnipFMC PLC	1,403	28,263
		122,926
Communication Services 2.9%
Take-Two Interactive Software, Inc. (a)	246	39,621
The Trade Desk, Inc. - Class A (a)	745	53,574
		93,195
Consumer Staples 1.1%
Constellation Brands, Inc. - Class A	69	16,587
e.l.f. Beauty, Inc. (a)	136	19,653
		36,240
Materials 0.3%
Freeport-McMoRan Inc.	272	11,578
Total Common Stocks (cost $2,610,808)		3,205,938
SHORT TERM INVESTMENTS 1.2%
Investment Companies 1.2%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	37,367	37,367
Total Short Term Investments (cost $37,367)		37,367
Total Investments 100.0% (cost $2,648,175)		3,243,305
Other Assets and Liabilities, Net (0.0)%		(10)
Total Net Assets 100.0%		3,243,295

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/JPMorgan MidCap Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	63,740	513,976	540,349	1,939	—	—	37,367	1.2
JNL Government Money Market Fund, 5.32% - Class SL	—	5,492	5,492	4	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	7,377	7,377	2	—	—	—	—
	63,740	526,845	553,218	1,945	—	—	37,367	1.2

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan MidCap Growth Fund
Assets - Securities
Common Stocks	3,205,938	—	—	3,205,938
Short Term Investments	37,367	—	—	37,367
	3,243,305	—	—	3,243,305

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/JPMorgan U.S. Government & Quality Bond Fund
GOVERNMENT AND AGENCY OBLIGATIONS 81.5%
Mortgage-Backed Securities 24.8%
Federal Home Loan Mortgage Corporation
6.00%, 11/01/28	8	8
7.00%, 04/01/29 - 06/01/32	19	20
5.00%, 08/01/33 - 12/01/34	263	267
5.50%, 07/01/38	631	655
4.50%, 10/01/40	296	296
3.50%, 09/01/46 - 01/01/50	5,938	5,503
3.00%, 01/01/47 - 06/01/50	6,853	6,169
2.50%, 05/01/50	8,644	7,418
2.00%, 09/01/50 - 09/01/51	21,495	17,683
Federal National Mortgage Association, Inc.
4.00%, 02/01/25 - 12/01/50	27,522	26,537
3.18%, 09/01/25	4,625	4,583
3.03%, 12/01/25	19,311	18,755
2.94%, 01/01/26	10,370	10,008
3.10%, 01/01/26	7,500	7,290
6.50%, 03/01/26 - 03/01/36	64	69
7.00%, 05/01/26 - 03/01/29	2	4
3.33%, 03/01/27	2,250	2,169
3.02%, 06/01/27 (a)	2,277	2,181
8.00%, 12/01/29 - 03/01/31	10	10
6.00%, 02/01/31 - 12/01/36	1,514	1,572
7.50%, 02/01/31	2	2
1.90%, 12/01/31	35,000	28,994
3.54%, 06/01/32	1,822	1,700
1.94%, 10/01/33	10,000	7,971
2.52%, 09/01/34	7,040	5,908
2.41%, 10/01/34	10,249	8,552
5.50%, 02/01/35 - 10/01/36	839	860
1.78%, 05/01/35	15,000	11,192
5.00%, 09/01/35 - 06/01/53	28,320	28,175
2.04%, 06/01/37	5,267	4,018
3.50%, 06/01/42 - 04/01/52	31,745	29,515
3.00%, 03/01/43 - 09/01/52	37,803	33,905
2.00%, 10/01/50	11,385	9,364
2.50%, 10/01/50 - 01/01/52	14,080	12,056
4.50%, 08/01/52 - 10/01/52	71,144	69,388
Government National Mortgage Association
6.00%, 04/15/29 - 01/15/36	345	358
2.50%, 09/15/49 - 01/20/50	16,514	14,470
3.00%, 04/15/50	9,593	8,801
3.50%, 09/20/51	7,311	6,675
		393,101
U.S. Treasury Note 22.1%
Treasury, United States Department of
4.38%, 10/31/24	10,000	9,956
1.13%, 02/28/25	50,000	48,016
1.75%, 03/15/25	35,000	33,819
2.75%, 05/15/25	10,000	9,761
2.63%, 01/31/26	25,000	24,215
2.00%, 11/15/26	15,000	14,184
2.25%, 02/15/27 - 08/15/27	105,000	99,434
0.63%, 03/31/27	25,000	22,477
0.38%, 09/30/27	15,000	13,158
4.13%, 10/31/27	10,000	10,067
4.00%, 06/30/28	20,000	20,103
1.50%, 11/30/28	25,000	22,359
1.88%, 02/15/32	15,000	12,912
3.50%, 02/15/33	10,000	9,711
		350,172
Collateralized Mortgage Obligations 14.1%
Federal Home Loan Mortgage Corporation
Series D-3542, REMIC, 4.50%, 06/15/24	165	164
Series BY-3104, REMIC, 5.50%, 01/15/26	284	284
Series KW-3874, REMIC, 4.50%, 06/15/26	533	528
Series B-3917, REMIC, 4.50%, 08/15/26	511	508
Series GT-3270, REMIC, 5.50%, 01/15/27	447	447
Series DG-3737, REMIC, 5.00%, 10/15/30	157	156
Series PA-3981, REMIC, 3.00%, 04/15/31	673	659
Series AM-2525, REMIC, 4.50%, 04/15/32	63	63
Series NY-4206, REMIC, 3.00%, 05/15/33	3,474	3,236
Series MJ-2638, REMIC, 5.00%, 07/15/33	369	371
Series QD-2882, REMIC, 4.50%, 07/15/34	9	9
Series MU-2915, REMIC, 5.00%, 01/15/35	536	543
Series AZ-3036, REMIC, 5.00%, 02/15/35	2,567	2,597
Series CB-3688, REMIC, 4.00%, 06/15/36	429	417
Series PB-3283, REMIC, 5.50%, 07/15/36	445	463
Series B-3413, REMIC, 5.50%, 04/15/37	145	150
Series PE-3341, REMIC, 6.00%, 07/15/37	302	315
Series HZ-4365, REMIC, 3.00%, 01/15/40	2,937	2,767
Series QH-3699, REMIC, 5.50%, 07/15/40	502	509
Series PB-4047, REMIC, 3.50%, 01/15/41	1,698	1,667
Series 30-264, REMIC, 3.00%, 07/15/42	4,979	4,610
Series YN-4094, REMIC, 3.00%, 08/15/42	2,500	2,343
Series AW-4437, REMIC, 2.50%, 02/15/45	5,143	4,045
Series PY-4493, REMIC, 3.00%, 07/15/45	3,715	3,158
Series DB-4585, REMIC, 3.00%, 05/15/46	5,594	4,368
Series KR-4945, REMIC, 2.50%, 09/25/49	4,891	4,270
Series MD-4937, REMIC, 2.50%, 10/25/49	3,950	3,474
Series PA-4933, REMIC, 2.50%, 10/25/49	5,986	5,253
Series 2020-M55G-1, REMIC, 3.00%, 08/25/59	6,996	6,151
Federal National Mortgage Association, Inc.
Series 2004-CG-76, REMIC, 4.50%, 10/25/24	6	6
Series 2017-A-T1, REMIC, 2.90%, 06/25/27	8,196	7,729
Series 2020-BG-33, REMIC, 2.00%, 05/25/30	5,710	5,385
Series 2011-PB-145, REMIC, 3.50%, 01/25/32	6,584	6,354
Series 2012-LY-134, REMIC, 3.00%, 12/25/32	2,769	2,560
Series 2003-PE-63, REMIC, 3.50%, 07/25/33	24	24
Series 2013-PY-106, REMIC, 3.00%, 10/25/33	5,749	5,452
Series 2004-AZ-35, REMIC, 4.50%, 05/25/34	1,891	1,868
Series 2015-BY-41, REMIC, 3.00%, 09/25/34	2,140	2,042
Series 2015-BW-15, REMIC, 3.50%, 04/25/35	3,735	3,551
Series 2015-GB-28, REMIC, 3.50%, 05/25/35	4,156	3,904
Series 2015-B-33, REMIC, 3.00%, 06/25/35	9,980	9,240
Series 2015-B-50, REMIC, 3.00%, 07/25/35	10,734	9,982
Series 2015-EY-47, REMIC, 3.00%, 07/25/35	5,051	4,600
Series 2005-PL-64, REMIC, 5.50%, 07/25/35	80	81
Series 2015-BW-68, REMIC, 3.00%, 08/25/35	6,973	6,529
Series 2005-BG-97, REMIC, 5.50%, 11/25/35	871	887
Principal Only, Series 2006-HO-23, REMIC, 0.00%, 04/25/36	328	263
Series 2016-LY-30, REMIC, 3.50%, 05/25/36	5,618	5,219
Series 2007-BA-12, REMIC, 6.00%, 02/25/37	71	70
Series 2017-DL-83, REMIC, 3.00%, 10/25/37	5,061	4,487
Series 2010-MB-47, REMIC, 5.00%, 09/25/39	970	982
Series 2010-SL-4, REMIC, 0.00%, (11.33% - (SOFR 30-Day Average * 2.25)), 02/25/40 (a)	25	19
Series 2010-CB-11, REMIC, 4.50%, 02/25/40	57	56
Series 2010-PM-123, REMIC, 4.00%, 07/25/40	640	628
Series 2010-MB-134, REMIC, 4.50%, 12/25/40	1,398	1,372
Series 2002-A3-T4, REMIC, 7.50%, 12/25/41	1,450	1,544
Series 2012-EP-60, REMIC, 3.00%, 04/25/42	642	615
Series 2003-2A4-W3, REMIC, 5.75%, 06/25/42	391	398
Series 2012-HY-102, REMIC, 2.00%, 09/25/42	4,000	3,161
Series 2012-AB-121, REMIC, 3.00%, 11/25/42	2,879	2,627
Series 2003-2A7-W12, REMIC, 4.68%, 06/25/43	925	903
Series 2016-LA-25, REMIC, 3.00%, 07/25/45	2,535	2,385
Series 2015-N-97, REMIC, 3.00%, 11/25/45	13,757	11,621
Series 2019-CA-71, REMIC, 2.50%, 07/25/46	5,778	5,283
Series 2017-CA-52, REMIC, 3.00%, 07/25/47	3,157	2,846
Series 2019-PA-65, REMIC, 2.50%, 05/25/48	2,051	1,852
Series 2019-KA-42, REMIC, 3.00%, 07/25/49	9,482	8,521
Series 2019-JA-81, REMIC, 2.50%, 09/25/49	4,550	4,017
Series 2009-A-W1, REMIC, 6.00%, 12/25/49	126	130
Series 2020-JC-12, REMIC, 2.00%, 03/25/50	9,685	7,929
Government National Mortgage Association
Series 2009-HB-82, REMIC, 4.00%, 09/16/24	35	34
Series 2003-ZA-75, REMIC, 5.50%, 09/20/33	305	315
Series 2003-Z-114, REMIC, 6.00%, 12/16/33	448	456
Series 2007-MB-2, REMIC, 5.50%, 01/20/37	600	614
Interest Only, Series 2008-SA-40, REMIC, 0.93%, (6.29% - (1 Month Term SOFR * 1)), 05/16/38 (a)	647	44
Series 2010-GP-166, REMIC, 3.00%, 04/20/39	195	192

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Series 2009-TX-42, REMIC, 4.50%, 06/20/39	1,085	1,058
Series 2011-Z-29, REMIC, 5.00%, 05/20/40	12,676	12,879
Interest Only, Series 2011-SH-97, REMIC, 0.66%, (6.02% - (1 Month Term SOFR * 1)), 07/20/41 (a)	1,100	88
Series 2015-PL-157, REMIC, 3.00%, 10/20/45	12,872	10,812
Series 2016-AC-19, REMIC, 3.00%, 02/20/46	1,284	1,047
Principal Only, Series 2018-BO-46, REMIC, 0.00%, 03/20/48	4,714	3,863
Series 2013-FA-H16, REMIC, 5.98%, (1 Month Term SOFR + 0.65%), 07/20/63 (a)	1,770	1,759
		223,808
U.S. Treasury Bond 11.5%
Treasury, United States Department of
2.00%, 11/15/41 - 02/15/50	80,000	56,108
2.38%, 02/15/42	15,000	11,550
3.88%, 02/15/43 - 05/15/43	18,000	17,223
3.75%, 11/15/43	68,000	63,686
3.00%, 05/15/45 - 02/15/48	37,500	30,926
2.25%, 08/15/49	5,000	3,506
		182,999
Commercial Mortgage-Backed Securities 4.1%
Federal Home Loan Mortgage Corporation
Series A2-K067, REMIC, 3.19%, 07/25/27	6,557	6,303
Series A2-K068, REMIC, 3.24%, 08/25/27	5,000	4,810
Series A1-K087, REMIC, 3.59%, 10/25/27	2,961	2,902
Series A2-K145, REMIC, 2.58%, 05/25/32	4,265	3,707
Series A2-K149, REMIC, 3.53%, 08/25/32	6,000	5,597
Series APT2-Q013, REMIC, 1.17%, 05/25/50 (a)	4,538	4,418
Federal National Mortgage Association, Inc.
Series 2017-A2-M13, REMIC, 2.93%, 09/25/27 (a)	2,067	1,969
Series 2019-A2-M1, REMIC, 3.55%, 09/25/28 (a)	3,481	3,350
Series 2022-A2-M3, REMIC, 1.71%, 11/25/31 (a)	7,500	6,105
Series 2019-A2-M31, REMIC, 2.85%, 04/25/34	9,000	7,610
Series 2020-AL-M8, REMIC, 2.01%, 03/25/35	9,949	7,732
Series 2019-AL2-M14, REMIC, 3.07%, 04/25/48	11,831	10,784
		65,287
U.S. Treasury Inflation Indexed Securities 2.5%
Treasury, United States Department of
1.38%, 02/15/44 (b)	43,895	39,347
U.S. Government Agency Obligations 2.4%
Federal Farm Credit Banks Funding Corporation
3.33%, 04/28/37 (c)	7,500	6,571
Federal National Mortgage Association, Inc.
Principal Only, 0.00%, 03/23/28 (c) (d)	4,000	3,363
FHLBanks Office of Finance
5.75%, 06/12/26 (c)	5,000	5,173
Resolution Funding Corporation
Principal Only, 0.00%, 01/15/30 (c) (d)	20,660	15,905
Tennessee Valley Authority
0.75%, 05/15/25 (c)	4,500	4,273
Interest Only, 0.00%, 07/15/37 (c) (d)	6,000	3,170
		38,455
Total Government And Agency Obligations (cost $1,413,387)		1,293,169
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 8.0%
Alternative Loan Trust 2006-OA17
Series 2006-1A1A-OA17, REMIC, 5.61%, (1 Month Term SOFR + 0.31%), 12/20/46 (a) (e)	272	238
Alternative Loan Trust 2006-OA9
Series 2006-2A1A-OA9, REMIC, 5.89%, (1 Month Term SOFR + 0.53%), 07/20/46 (a) (e)	157	127
American Homes 4 Rent 2014-SFR2 Trust
Series 2014-A-SFR2, REMIC, 3.79%, 10/18/24	4,176	4,109
AMSR 2020-SFR3 Trust
Series 2020-A-SFR3, REMIC, 1.36%, 09/17/25	7,389	6,881
BA Credit Card Trust
Series 2022-A2-A2, 5.00%, 11/17/25	8,000	8,040
Bank 2020-BNK26
Series 2020-A4-BN26, REMIC, 2.40%, 02/15/30	5,000	4,248
BBCMS Trust 2015-VFM
Series 2015-A1-VFM, REMIC, 2.47%, 03/12/26	990	943
CF Hippolyta Issuer LLC
Series 2020-A1-1, 1.69%, 07/15/25	4,497	4,155
Citigroup Commercial Mortgage Trust 2020-GC46
Series 2020-A5-GC46, REMIC, 2.72%, 02/15/30	8,750	7,498
CP Atlas Buyer, Inc.
Series 2020-A-SFR2, REMIC, 1.27%, 11/17/25	8,463	7,827
Credit Suisse Securities (USA) LLC
Series 2004-4A1-5, REMIC, 6.00%, 09/25/34	137	131
CSAIL 2015-C3 Commercial Mortgage Trust
Series 2015-A4-C3, REMIC, 3.72%, 07/17/25	8,775	8,411
Eleven Madison Trust 2015-11MD Mortgage Trust
Series 2015-A-11MD, REMIC, 3.55%, 09/11/25 (a)	2,989	2,687
FirstKey Homes 2020-SFR1 Trust
Series 2020-A-SFR1, 1.34%, 09/18/25	6,412	5,984
GS Mortgage Securities Trust 2017-GS7
Series 2017-A4-GS7, REMIC, 3.43%, 07/12/27	10,500	9,678
GS Mortgage Securities Trust 2020-GC45
Series 2020-A5-GC45, REMIC, 2.91%, 12/14/29	10,000	8,834
Home Equity Mortgage Loan Asset-Backed Trust Series INDS 2006-A
Series 2006-A-A, REMIC, 5.73%, (1 Month Term SOFR + 0.37%), 06/25/36 (a) (e)	625	3
MASTR Adjustable Rate Mortgages Trust 2004-10
Series 2004-3A2-1, REMIC, 3.34%, 02/25/34 (a)	193	160
Morgan Stanley Mortgage Loan Trust 2004-8AR
Series 2004-4A2-8AR, REMIC, 5.33%, 10/25/34 (a)	36	34
Nomura Credit & Capital, Inc.
Series 2004-A1-R1, REMIC, 6.50%, 03/25/34	1,134	944
Progress Residential 2020-SFR3 Trust
Series 2020-A-SFR3, REMIC, 1.29%, 10/17/25	12,882	11,973
Progress Residential 2022-SFR3 Trust
Series 2022-A-SFR3, REMIC, 3.20%, 04/19/27 (a)	4,035	3,783
SACO I Trust 2006-6
Series 2006-A-6, REMIC, 5.73%, (1 Month Term SOFR + 0.37%), 06/25/36 (a) (e)	8	8
SCF Equipment Leasing 2022-2 LLC
Series 2022-A3-2A, 6.50%, 10/21/30	9,850	9,880
Structured Asset Mortgage Investments II Trust 2006-AR7
Series 2006-A1A-AR7, REMIC, 5.89%, (1 Month Term SOFR + 0.53%), 08/25/36 (a) (e)	237	184
Tricon American Homes 2020-SFR1 Trust
Series 2020-A-SFR1, REMIC, 1.50%, 07/17/26	11,657	10,639
U.S. Department of Veterans Affairs
Series 2001-Z-2, REMIC, 6.75%, 02/15/31	363	379
UBS-BAMLL Trust
Series 2012-A-WRM, REMIC, 3.66%, 06/12/30	144	132
Wells Fargo Commercial Mortgage Trust 2019-C53
Series 2019-A4-C53, REMIC, 3.04%, 10/17/29	6,000	5,366
Worldwide Plaza Trust 2017-WWP
Series 2017-A-WWP, REMIC, 3.53%, 11/12/27	3,939	3,012
Total Non-U.S. Government Agency Asset-Backed Securities (cost $138,587)		126,288
CORPORATE BONDS AND NOTES 6.6%
Financials 2.6%
Banco Santander, S.A.
2.75%, 05/28/25 (f)	2,600	2,503
Bank of America Corporation
6.20%, 11/10/28	8,315	8,675
BNP Paribas
1.32%, 01/13/27 (f) (g)	6,470	5,958
KeyBank National Association
5.85%, 11/15/27	8,000	7,984
Morgan Stanley
2.70%, 01/22/31	4,300	3,758

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Protective Life Global Funding
1.17%, 07/15/25 (g)	7,790	7,342
State Street Corporation
3.15%, 03/30/31	2,000	1,798
Toyota Motor Credit Corporation
5.45%, 11/10/27	3,500	3,630
		41,648
Communication Services 1.2%
AT&T Inc.
1.65%, 02/01/28	7,515	6,691
T-Mobile USA, Inc.
3.88%, 04/15/30	10,000	9,486
Walt Disney Company, The
2.00%, 09/01/29	3,900	3,461
		19,638
Consumer Staples 0.9%
Archer-Daniels-Midland Company
3.25%, 03/27/30	2,625	2,447
Cargill, Incorporated
2.13%, 04/23/30 (g)	2,480	2,156
Philip Morris International Inc.
5.75%, 11/17/32	5,000	5,250
The Kroger Co.
1.70%, 01/15/31	5,000	4,044
		13,897
Health Care 0.7%
AbbVie Inc.
3.20%, 11/21/29	5,000	4,670
MultiCare Health System
2.80%, 08/15/50	1,250	771
Takeda Pharmaceutical Co Ltd
2.05%, 03/31/30	5,000	4,277
Zoetis Inc.
2.00%, 05/15/30	2,200	1,897
		11,615
Utilities 0.4%
Ameren Illinois Company
5.90%, 12/01/52	625	700
PG&E Recovery Funding LLC
5.54%, 07/15/47	5,115	5,365
		6,065
Industrials 0.3%
Penske Truck Leasing Co., L.P.
5.88%, 11/15/27 (g)	5,000	5,126
Consumer Discretionary 0.2%
Hyundai Capital America
1.80%, 01/10/28 (g)	3,875	3,401
Energy 0.2%
Enterprise Products Operating LLC
3.70%, 02/15/26	1,013	998
ONEOK, Inc.
6.10%, 11/15/32	1,520	1,615
		2,613
Materials 0.1%
Nutrien Ltd.
5.95%, 11/07/25	1,225	1,247
Real Estate 0.0%
Healthpeak OP, LLC
3.40%, 02/01/25	93	91
Total Corporate Bonds And Notes (cost $111,727)		105,341
SHORT TERM INVESTMENTS 3.5%
Investment Companies 3.5%
JNL Government Money Market Fund - Class I, 5.22% (h) (i)	55,867	55,867
Total Short Term Investments (cost $55,867)		55,867
Total Investments 99.6% (cost $1,719,568)		1,580,665
Other Assets and Liabilities, Net 0.4%		6,425
Total Net Assets 100.0%		1,587,090

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Treasury inflation indexed note, par amount is adjusted for inflation.

(c) The security is a direct debt of the agency and not collateralized by mortgages.

(d) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(f) Convertible security.

(g) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $23,983 and 1.5% of the Fund.

(h) Investment in affiliate.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/JPMorgan U.S. Government & Quality Bond Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	79,719	216,813	240,665	3,144	—	—	55,867	3.5

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan U.S. Government & Quality Bond Fund
Assets - Securities
Government And Agency Obligations	—	1,293,169	—	1,293,169
Non-U.S. Government Agency Asset-Backed Securities	—	126,288	—	126,288
Corporate Bonds And Notes	—	105,341	—	105,341
Short Term Investments	55,867	—	—	55,867
	55,867	1,524,798	—	1,580,665

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/JPMorgan U.S. Value Fund
COMMON STOCKS 98.8%
Financials 22.6%
American Express Company	108	20,313
Bank of America Corporation	904	30,439
Berkshire Hathaway Inc. - Class B (a)	95	33,792
BlackRock, Inc.	41	33,578
Capital One Financial Corporation	45	5,868
Chubb Limited	76	17,284
M&T Bank Corporation	112	15,381
Marsh & Mclennan Companies, Inc.	46	8,706
MetLife, Inc.	205	13,546
Morgan Stanley	340	31,726
Prudential Financial, Inc.	72	7,438
S&P Global Inc.	29	12,805
The Charles Schwab Corporation	341	23,472
The Goldman Sachs Group, Inc.	52	20,019
The Hartford Financial Services Group, Inc.	202	16,222
The PNC Financial Services Group, Inc.	110	17,010
U.S. Bancorp	444	19,202
Wells Fargo & Company	840	41,332
		368,133
Health Care 16.3%
AbbVie Inc.	163	25,236
Becton, Dickinson and Company	50	12,134
Biogen Inc. (a)	20	5,250
Boston Scientific Corporation (a)	309	17,862
Bristol-Myers Squibb Company	470	24,097
Elevance Health, Inc.	19	8,750
Eli Lilly and Company	14	7,899
Humana Inc.	19	8,632
Johnson & Johnson	160	25,022
Medtronic, Inc.	180	14,826
Merck & Co., Inc.	54	5,876
Pfizer Inc.	267	7,672
Regeneron Pharmaceuticals, Inc. (a)	14	12,719
The Cigna Group	52	15,524
UnitedHealth Group Incorporated	67	35,077
Universal Health Services, Inc. - Class B	45	6,880
Vertex Pharmaceuticals Incorporated (a)	52	21,011
Zimmer Biomet Holdings, Inc.	94	11,437
		265,904
Industrials 13.4%
Carrier Global Corporation	337	19,384
CSX Corporation	808	28,030
Dover Corporation	156	24,021
Eaton Corporation Public Limited Company	95	22,964
General Dynamics Corporation	75	19,414
Northrop Grumman Corporation	41	19,173
Parker-Hannifin Corporation	33	15,035
Republic Services, Inc.	91	14,963
RTX Corporation	219	18,465
Union Pacific Corporation	27	6,608
United Parcel Service, Inc. - Class B	195	30,732
		218,789
Information Technology 8.4%
Advanced Micro Devices, Inc. (a)	93	13,659
Analog Devices, Inc.	133	26,461
International Business Machines Corporation	74	12,124
Microsoft Corporation	66	24,833
NXP Semiconductors N.V.	124	28,552
Teradyne, Inc.	93	10,103
Texas Instruments Incorporated	121	20,557
		136,289
Energy 8.3%
Chevron Corporation	229	34,193
ConocoPhillips	370	42,976
EOG Resources, Inc.	204	24,668
Exxon Mobil Corporation	325	32,538
		134,375
Consumer Discretionary 8.0%
AutoZone, Inc. (a)	6	16,607
Booking Holdings Inc. (a)	2	8,325
Home Depot, Inc., The	55	19,052
Lowe`s Companies, Inc.	89	19,724
McDonald's Corporation	63	18,819
Nike, Inc. - Class B	115	12,436
O'Reilly Automotive, Inc. (a)	10	9,622
TJX Companies, Inc., The	269	25,239
		129,824
Consumer Staples 6.1%
Dollar General Corporation	76	10,359
Mondelez International, Inc. - Class A	194	14,069
PepsiCo, Inc.	73	12,376
Philip Morris International Inc.	261	24,575
Procter & Gamble Company, The	137	20,026
Walmart Inc.	118	18,599
		100,004
Materials 5.6%
Air Products and Chemicals, Inc.	108	29,434
Axalta Coating Systems Ltd. (a)	942	32,016
Ball Corporation	117	6,716
Legacy Vulcan Corp.	100	22,612
		90,778
Communication Services 4.7%
Alphabet Inc. - Class C (a)	118	16,590
Comcast Corporation - Class A	580	25,412
Meta Platforms, Inc. - Class A (a)	49	17,356
T-Mobile USA, Inc.	54	8,725
Walt Disney Company, The	102	9,243
		77,326
Utilities 4.1%
CMS Energy Corporation	267	15,504
Entergy Corporation	50	5,101
NextEra Energy, Inc.	291	17,660
Public Service Enterprise Group Incorporated	244	14,943
Xcel Energy Inc.	209	12,945
		66,153
Real Estate 1.3%
AvalonBay Communities, Inc.	28	5,276
Host Hotels & Resorts, Inc.	462	8,993
Ventas, Inc.	145	7,234
		21,503
Total Common Stocks (cost $1,272,750)		1,609,078
OTHER EQUITY INTERESTS 0.0%
Walter Energy Inc. (a) (b) (c) (d)	1,503	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 1.1%
Investment Companies 1.1%
JNL Government Money Market Fund - Class I, 5.22% (e) (f)	17,600	17,600
Total Short Term Investments (cost $17,600)		17,600
Total Investments 99.9% (cost $1,290,350)		1,626,678
Other Assets and Liabilities, Net 0.1%		860
Total Net Assets 100.0%		1,627,538

(a) Non-income producing security.

(b) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(c) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) Investment in affiliate.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/JPMorgan U.S. Value Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	43,344	172,627	198,371	809	—	—	17,600	1.1

JNL/JPMorgan U.S. Value Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Walter Energy Inc.	08/23/19	—	—	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/JPMorgan U.S. Value Fund
Assets - Securities
Common Stocks	1,609,078	—	—	1,609,078
Other Equity Interests	—	—	—	—
Short Term Investments	17,600	—	—	17,600
	1,626,678	—	—	1,626,678

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Lazard International Strategic Equity Fund
COMMON STOCKS 97.2%
United Kingdom 16.5%
Coca-Cola Europacific Partners PLC	172	11,423
Compass Group PLC	429	11,751
Experian PLC	176	7,184
HSBC Holdings PLC	1,437	11,645
Informa Jersey Limited	731	7,286
JD Sports Fashion PLC	3,005	6,367
Relx PLC	526	20,846
WPP 2012 Limited	592	5,670
		82,172
Japan 13.8%
Advantest Corporation	236	7,983
BayCurrent Consulting , Inc.	227	7,936
Daikin Industries, Ltd.	42	6,888
FANUC Corporation	221	6,474
Hoya Corporation	88	10,890
Kobe Bussan Co., Ltd.	149	4,388
Nippon Sanso Holdings Corporation	247	6,608
Renesas Electronics Corporation (a)	535	9,708
Suzuki Motor Corporation	124	5,303
Tokyo Electron Limited	15	2,580
		68,758
Germany 10.0%
Continental Aktiengesellschaft	92	7,861
CTS Eventim AG & Co. KGaA	75	5,169
Gerresheimer AG	54	5,688
Hensoldt AG	234	6,333
Infineon Technologies AG - Class N	129	5,436
MERCK Kommanditgesellschaft auf Aktien	46	7,377
Siemens Aktiengesellschaft - Class N	64	12,010
		49,874
Denmark 9.9%
Carlsberg A/S - Class B	87	10,912
Genmab A/S (a)	17	5,301
Novo Nordisk A/S - Class B	263	27,214
Vestas Wind Systems A/S (a)	179	5,678
		49,105
France 7.3%
Airbus SE	85	13,145
Engie	493	8,682
Pernod Ricard	53	9,354
Valeo	325	4,995
		36,176
Canada 6.9%
Canadian Pacific Kansas City Limited	94	7,432
National Bank of Canada	97	7,422
Suncor Energy Inc.	287	9,191
Toromont Industries Ltd.	119	10,449
		34,494
United States of America 6.2%
Accenture Public Limited Company - Class A	33	11,461
AON Public Limited Company - Class A	43	12,624
Chubb Limited	30	6,866
		30,951
Netherlands 5.7%
Akzo Nobel N.V.	70	5,809
ASML Holding N.V.	21	15,555
Universal Music Group N.V.	246	7,008
		28,372
Ireland 5.3%
Icon Public Limited Company (a)	50	14,236
Ryanair Holdings Public Limited Company - ADR (a)	91	12,116
		26,352
Israel 2.2%
Israel Discount Bank Limited	1,893	9,474
Wix.Com Ltd. (a)	10	1,272
		10,746
Switzerland 2.1%
ABB Ltd - Class N	235	10,416
Hong Kong 2.0%
AIA Group Limited	909	7,930
ESR Group Limited (b)	1,330	1,844
		9,774
Sweden 1.9%
Hexagon Aktiebolag - Class B	796	9,548
Finland 1.8%
Sampo Oyj - Class A	208	9,109
Portugal 1.6%
EDP - Energias de Portugal, S.A.	1,581	7,954
Singapore 1.6%
DBS Group Holdings Ltd	306	7,723
Italy 1.3%
UniCredit S.p.A.	241	6,536
Belgium 1.1%
KBC Groep	81	5,262
Total Common Stocks (cost $424,622)		483,322
SHORT TERM INVESTMENTS 2.8%
Investment Companies 2.8%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	13,904	13,904
Total Short Term Investments (cost $13,904)		13,904
Total Investments 100.0% (cost $438,526)		497,226
Other Assets and Liabilities, Net (0.0)%		(33)
Total Net Assets 100.0%		497,193

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Lazard International Strategic Equity Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	13,986	136,529	136,611	594	—	—	13,904	2.8
JNL Government Money Market Fund, 5.32% - Class SL	—	37,601	37,601	50	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	2,918	19,759	22,677	62	—	—	—	—
	16,904	193,889	196,889	706	—	—	13,904	2.8

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Lazard International Strategic Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
ESR Group Limited	10/22/20	4,196	1,844	0.4

JNL/Lazard International Strategic Equity Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	SSB	01/04/24	JPY	4,886	35	—
JPY/USD	SSB	01/05/24	JPY	9,434	67	—
					102	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Lazard International Strategic Equity Fund
Assets - Securities
Common Stocks	93,069	390,253	—	483,322
Short Term Investments	13,904	—	—	13,904
	106,973	390,253	—	497,226
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Loomis Sayles Global Growth Fund
COMMON STOCKS 97.6%
United States of America 54.7%
Alnylam Pharmaceuticals, Inc. (a)	78	14,927
Alphabet Inc. - Class A (a)	252	35,162
Amazon.com, Inc. (a)	266	40,429
Autodesk, Inc. (a)	27	6,688
Block, Inc. - Class A (a)	107	8,261
Deere & Company	12	4,783
Doximity, Inc. - Class A (a)	257	7,211
Expeditors International of Washington, Inc. - Class A	40	5,123
Meta Platforms, Inc. - Class A (a)	150	53,175
Microsoft Corporation	75	28,068
Netflix, Inc. (a)	50	24,315
Oracle Corporation	222	23,366
Qualcomm Incorporated	68	9,793
Salesforce, Inc. (a)	63	16,583
SEI Investments Company	86	5,449
Tesla Inc. (a)	96	23,882
The Boeing Company (a)	124	32,243
Under Armour, Inc. - Class A (a)	483	4,247
Vertex Pharmaceuticals Incorporated (a)	33	13,381
Visa Inc. - Class A	100	26,079
Yum! Brands, Inc.	34	4,436
		387,601
Brazil 8.8%
American Beverage Co Ambev - ADR	5,900	16,520
MercadoLibre S.R.L (a)	29	45,579
		62,099
China 7.9%
Alibaba Group Holding Limited - ADR	94	7,299
Baidu, Inc. - Class A - ADR (a)	91	10,882
Tencent Holdings Limited	427	16,142
Trip.com Group Limited - ADR (a)	384	13,829
Yum China Holdings, Inc.	186	7,885
		56,037
Switzerland 6.6%
CRISPR Therapeutics AG (a) (b)	212	13,253
Nestle S.A. - Class N	61	7,096
Novartis AG - Class N	244	24,710
Sandoz Group AG (a)	49	1,574
		46,633
Netherlands 5.3%
Adyen N.V. (a) (c)	19	24,228
NXP Semiconductors N.V.	57	12,987
		37,215
United Kingdom 4.6%
Arm Holdings PLC - ADR (a)	117	8,781
Experian PLC	392	15,988
Reckitt Benckiser Group PLC	41	2,832
Unilever PLC	103	4,970
		32,571
Canada 3.7%
Shopify Inc. - Class A (a)	341	26,582
Denmark 2.9%
Novo Nordisk A/S - Class B	199	20,626
Japan 1.9%
FANUC Corporation	467	13,678
France 0.9%
Societe d'exploitation Hoteliere	55	6,065
Hong Kong 0.3%
Budweiser Brewing Company APAC Limited (c)	1,025	1,920
Total Common Stocks (cost $539,180)		691,027
PREFERRED STOCKS 1.3%
Switzerland 1.3%
Roche Holding AG	33	9,657
Total Preferred Stocks (cost $11,320)		9,657
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.8%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	5,624	5,624
Total Short Term Investments (cost $5,624)		5,624
Total Investments 99.7% (cost $556,124)		706,308
Other Assets and Liabilities, Net 0.3%		1,974
Total Net Assets 100.0%		708,282

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Loomis Sayles Global Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	3,078	142,100	139,554	231	—	—	5,624	0.8

JNL/Loomis Sayles Global Growth Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen N.V.	04/21/20	22,303	24,228	3.4
Budweiser Brewing Company APAC Limited	04/21/20	2,854	1,920	0.3
		25,157	26,148	3.7

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Loomis Sayles Global Growth Fund
Assets - Securities
Common Stocks	551,198	139,829	—	691,027
Preferred Stocks	9,657	—	—	9,657
Short Term Investments	5,624	—	—	5,624
	566,479	139,829	—	706,308

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Lord Abbett Short Duration Income Fund
CORPORATE BONDS AND NOTES 61.4%
Financials 29.5%
ABN AMRO Bank N.V.
4.75%, 07/28/25 (a)	3,042	2,987
4.80%, 04/18/26 (a)	200	196
6.34%, 09/18/27 (a) (b)	600	613
AerCap Ireland Capital Designated Activity Company
4.88%, 01/16/24	1,059	1,059
1.75%, 10/29/24	2,705	2,612
3.50%, 01/15/25	450	439
6.45%, 04/15/27 (a)	439	455
AIB Group Public Limited Company
4.26%, 04/10/25 (a)	3,448	3,430
6.61%, 09/13/29 (a)	683	720
AIG Global Funding
5.75%, 07/02/26 (a)	380	385
Ally Financial Inc.
5.13%, 09/30/24	904	900
5.75%, 11/20/25	2,328	2,305
American Express Company
4.99%, 05/01/26	1,692	1,687
6.34%, 10/30/26	1,723	1,758
Ameriprise Financial, Inc.
5.70%, 12/15/28	562	589
Aon Corporation
8.21%, 01/01/27	103	110
Aviation Capital Group LLC
5.50%, 12/15/24 (a)	1,037	1,031
1.95%, 01/30/26 - 09/20/26 (a)	3,551	3,244
6.25%, 04/15/28 (a)	546	558
Avolon Holdings Funding Limited
5.50%, 01/15/26 (a)	2,120	2,108
2.13%, 02/21/26 (a)	243	225
4.25%, 04/15/26 (a)	2,518	2,434
3.25%, 02/15/27 (a)	378	350
6.38%, 05/04/28 (a)	249	254
Bank of America Corporation
3.95%, 04/21/25	241	237
3.84%, 04/25/25	2,835	2,819
3.09%, 10/01/25	2,199	2,158
2.46%, 10/22/25	1,185	1,154
1.53%, 12/06/25	442	425
1.32%, 06/19/26	1,538	1,448
1.20%, 10/24/26	2,469	2,293
1.73%, 07/22/27	628	576
4.95%, 07/22/28	1,142	1,142
Bank of Ireland Group Public Limited Company
6.25%, 09/16/26 (a) (b)	1,939	1,962
2.03%, 09/30/27 (a)	857	784
Bank of Montreal
4.25%, 09/14/24 (b)	395	392
3.70%, 06/07/25 (b)	928	910
5.27%, 12/11/26	1,383	1,403
Bank of Nova Scotia, The
5.45%, 06/12/25 (b)	877	881
BankUnited, Inc.
4.88%, 11/17/25	1,154	1,127
Barclays PLC
3.93%, 05/07/25	2,070	2,055
2.85%, 05/07/26 (b)	550	530
5.20%, 05/12/26 (b)	1,818	1,802
5.83%, 05/09/27	1,376	1,389
6.50%, 09/13/27	925	951
7.39%, 11/02/28 (b)	377	403
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
4.38%, 04/10/24 (a)	150	149
Block, Inc.
2.75%, 06/01/26	125	118
BNP Paribas
2.82%, 11/19/25 (a) (b)	1,431	1,395
2.22%, 06/09/26 (a) (b)	1,763	1,686
5.13%, 01/16/29 (a)	691	695
BPCE
4.50%, 03/15/25 (a)	2,071	2,034
5.98%, 01/18/27 (a) (b)	1,096	1,105
Bread Financial Payments, Inc.
7.00%, 01/15/26 (a) (c)	1,081	1,074
Canadian Imperial Bank of Commerce
5.14%, 04/28/25	1,367	1,368
3.95%, 08/04/25 (b)	1,154	1,134
5.00%, 04/28/28	1,115	1,121
Capital One Financial Corporation
4.17%, 05/09/25	662	657
CIT Bank, N.A.
2.97%, 09/27/25	757	738
Citigroup Inc.
3.35%, 04/24/25	1,832	1,819
4.14%, 05/24/25	1,262	1,254
4.40%, 06/10/25	2,014	1,990
3.11%, 04/08/26	4,155	4,041
3.89%, 01/10/28	862	834
Citizens Bank, National Association
6.06%, 10/24/25	329	320
4.58%, 08/09/28 (d)	653	620
CNO Financial Group, Inc.
5.25%, 05/30/25	631	628
CNO Global Funding
1.75%, 10/07/26 (a)	1,166	1,058
Credit Agricole SA
4.38%, 03/17/25 (a) (b)	1,041	1,023
Credit Suisse AG
4.75%, 08/09/24	1,686	1,675
Daimler Trucks Finance North America LLC
5.15%, 01/16/26 (a)	194	194
Danske Bank A/S
5.38%, 01/12/24 (a)	828	828
0.98%, 09/10/25 (a)	393	380
3.24%, 12/20/25 (a)	2,866	2,793
6.47%, 01/09/26 (a)	1,465	1,475
1.62%, 09/11/26 (a)	4,235	3,954
4.30%, 04/01/28 (a)	275	266
Equitable Financial Life Global Funding
5.45%, 03/03/28 (a)	1,148	1,157
F&G Annuities & Life, Inc.
7.40%, 01/13/28 (e)	618	637
F&G Global Funding
0.90%, 09/20/24 (a)	348	337
5.15%, 07/07/25 (a)	2,082	2,056
2.30%, 04/11/27 (a)	629	567
Federation des caisses Desjardins du Quebec
5.70%, 03/14/28 (a) (b)	640	659
Ford Motor Credit Company LLC
5.58%, 03/18/24	2,160	2,155
4.69%, 06/09/25	366	359
5.13%, 06/16/25	800	791
3.38%, 11/13/25	1,183	1,132
GA Global Funding Trust
0.80%, 09/13/24 (a)	4,116	3,947
General Motors Financial Company, Inc.
2.75%, 06/20/25	791	761
5.40%, 04/06/26	535	538
Global Payments Inc.
2.65%, 02/15/25	318	308
4.95%, 08/15/27	889	892
HSBC Holdings PLC
3.80%, 03/11/25 (b)	1,396	1,391
5.89%, 08/14/27 (b)	962	976
Huntington Bancshares Incorporated
4.44%, 08/04/28	403	390
ING Groep N.V.
6.08%, 09/11/27 (b)	1,525	1,558
Intesa Sanpaolo SPA
5.02%, 06/26/24 (a)	4,190	4,146
3.25%, 09/23/24 (a)	2,491	2,450
J.P. Morgan Chase & Co.
0.82%, 06/01/25	986	965

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
3.85%, 06/14/25	1,392	1,381
2.30%, 10/15/25	1,606	1,566
5.55%, 12/15/25	2,827	2,829
6.26%, (SOFR + 0.92%), 02/24/26 (f)	1,892	1,891
6.52%, (SOFR + 1.18%), 02/24/28 (f)	433	433
J.P. Morgan Chase Bank, National Association
5.11%, 12/08/26	1,432	1,445
KeyBank National Association
4.70%, 01/26/26	1,654	1,614
LPL Holdings, Inc.
4.63%, 11/15/27 (a)	1,163	1,123
6.75%, 11/17/28	794	846
M&T Bank Corporation
4.55%, 08/16/28	662	639
Macquarie Bank Limited
4.88%, 06/10/25 (a) (b)	2,221	2,195
Macquarie Group Limited
1.20%, 10/14/25 (a)	442	427
5.11%, 08/09/26 (a)	1,233	1,229
1.34%, 01/12/27 (a)	671	616
Manufacturers and Traders Trust Company
4.65%, 01/27/26	2,853	2,792
4.70%, 01/27/28	647	627
Metropolitan Life Global Funding I
0.40%, 01/07/24 (a)	2,137	2,136
4.05%, 08/25/25 (a)	531	524
Mitsubishi UFJ Financial Group Inc
4.79%, 07/18/25	1,457	1,450
5.06%, 09/12/25	1,012	1,008
5.72%, 02/20/26	794	797
Morgan Stanley
0.79%, 01/22/25	1,050	1,047
3.62%, 04/17/25	3,876	3,853
0.79%, 05/30/25	981	959
4.68%, 07/17/26	175	173
6.14%, 10/16/26	555	565
5.05%, 01/28/27	296	296
5.12%, 02/01/29	646	649
5.45%, 07/20/29	754	768
Mutual Of Omaha Cps Global Funding
5.80%, 07/27/26 (a)	370	378
NatWest Group PLC
4.27%, 03/22/25 (b)	4,053	4,039
7.47%, 11/10/26 (b)	1,712	1,773
5.85%, 03/02/27 (b)	317	320
5.81%, 09/13/29	1,448	1,487
Navient Corporation
5.88%, 10/25/24	354	353
6.75%, 06/25/25	363	368
New York Life Global Funding
4.70%, 04/02/26 (a)	758	755
Nuveen Finance, LLC
4.13%, 11/01/24 (a)	2,050	2,032
Protective Life Global Funding
5.37%, 01/06/26 (a)	434	435
5.21%, 04/14/26 (a)	963	956
5.47%, 12/08/28 (a)	279	287
Royal Bank of Canada
5.20%, 07/20/26 (b)	661	668
6.00%, 11/01/27 (b)	574	601
Santander Holdings USA, Inc.
3.50%, 06/07/24	166	164
3.24%, 10/05/26	217	205
2.49%, 01/06/28	385	352
Santander UK Group Holdings PLC
1.09%, 03/15/25	288	285
4.75%, 09/15/25 (a)	597	584
6.53%, 01/10/29 (b)	1,155	1,197
Societe Generale
2.23%, 01/21/26 (a) (b)	755	725
Standard Chartered PLC
2.82%, 01/30/26 (a)	1,440	1,393
6.19%, 07/06/27 (a) (b)	506	514
6.75%, 02/08/28 (a)	593	611
State Street Corporation
5.10%, 05/18/26	626	627
Sumitomo Mitsui Financial Group, Inc.
5.80%, 07/13/28	607	629
Swedbank AB
6.14%, 09/12/26 (a)	659	673
The Bank of New York Mellon Corporation
4.41%, 07/24/26	346	342
4.54%, 02/01/29	638	632
The Goldman Sachs Group, Inc.
5.84%, (SOFR + 0.51%), 09/10/24 (f)	849	848
6.05%, (SOFR + 0.70%), 01/24/25 (f)	828	827
5.80%, 08/10/26	801	809
1.95%, 10/21/27	3,478	3,183
2.64%, 02/24/28	420	389
4.22%, 05/01/29	2,734	2,644
The Huntington National Bank
4.01%, 05/16/25	1,030	1,016
5.70%, 11/18/25	547	540
The PNC Financial Services Group, Inc.
6.62%, 10/20/27	493	511
The Toronto-Dominion Bank
3.77%, 06/06/25 (b)	1,246	1,225
5.26%, 12/11/26 (b)	1,220	1,244
4.69%, 09/15/27 (b)	856	855
Truist Financial Corporation
4.26%, 07/28/26	784	769
6.05%, 06/08/27	525	530
4.87%, 01/26/29	477	470
U.S. Bancorp
6.79%, 10/26/27	950	985
4.55%, 07/22/28	803	790
4.65%, 02/01/29 (c)	935	919
5.78%, 06/12/29	888	913
UBS AG
5.13%, 05/15/24 (d)	1,617	1,607
UBS Group AG
2.59%, 09/11/25 (a) (b)	1,291	1,263
4.49%, 05/12/26 (a)	3,023	2,978
2.19%, 06/05/26 (a) (b)	250	238
5.71%, 01/12/27 (a)	755	760
1.49%, 08/10/27 (a) (b)	513	462
4.28%, 01/09/28 (a) (b)	273	263
6.44%, 08/11/28 (a) (b)	2,279	2,366
3.87%, 01/12/29 (a) (b)	500	469
UBS Group Funding (Switzerland) AG
7.00%, (100, 01/31/24) (a) (g)	343	343
Wells Fargo & Company
2.16%, 02/11/26	1,009	972
2.19%, 04/30/26	708	679
4.54%, 08/15/26	1,112	1,101
4.81%, 07/25/28	1,147	1,139
5.57%, 07/25/29	1,365	1,394
6.30%, 10/23/29	535	564
		219,216
Energy 8.0%
ABP Finance B.V.
2.00%, 07/15/26 (a)	835	771
Apache Corporation
4.38%, 10/15/28	1,946	1,830
Buckeye Partners, L.P.
3.95%, 12/01/26	1,138	1,079
Callon Petroleum Company
6.38%, 07/01/26 (c)	875	873
Cheniere Corpus Christi Holdings, LLC
5.88%, 03/31/25	2,504	2,510
Chesapeake Energy Corporation
5.50%, 02/01/26 (a)	981	974
Chord Energy Corporation
6.38%, 06/01/26 (a)	1,098	1,100
Civitas Resources, Inc.
5.00%, 10/15/26 (a)	1,250	1,214
CNX Resources Corporation
7.25%, 03/14/27 (a)	680	685

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Colgate Energy Partners III, LLC
7.75%, 02/15/26 (a)	1,015	1,032
Columbia Pipelines Holding Company LLC
6.06%, 08/15/26 (a)	1,646	1,685
Continental Resources, Inc.
3.80%, 06/01/24	3,597	3,570
2.27%, 11/15/26 (a)	1,775	1,634
4.38%, 01/15/28	919	889
Coronado Finance Pty Ltd
10.75%, 05/15/26 (a)	1,358	1,414
Crescent Energy Finance LLC
7.25%, 05/01/26 (a)	1,675	1,696
Crestwood Midstream Partners LP
5.63%, 05/01/27 (a)	655	653
6.00%, 02/01/29 (a)	810	817
CrownRock, L.P.
5.63%, 10/15/25 (a)	840	838
DCP Midstream Operating, LP
5.38%, 07/15/25	748	749
Devon Energy Corporation
5.25%, 10/15/27	1,114	1,122
Enbridge Inc.
5.90%, 11/15/26	409	420
6.00%, 11/15/28	347	364
Endeavor Energy Resources, L.P.
5.75%, 01/30/28 (a)	859	861
Energy Transfer LP
5.88%, 01/15/24	1,106	1,106
EQT Corporation
6.13%, 02/01/25 (e) (h)	1,293	1,299
3.13%, 05/15/26 (a)	1,510	1,427
3.90%, 10/01/27	633	606
5.70%, 04/01/28	581	590
Greenko Dutch B.V.
3.85%, 03/29/26 (a)	351	327
Gulfport Energy Operating Corporation
8.00%, 05/17/26 (a)	1,515	1,533
HF Sinclair Corporation
5.00%, 02/01/28 (a)	833	802
Magnolia Oil & Gas Operating LLC
6.00%, 08/01/26 (a)	1,038	1,017
Matador Resources Company
5.88%, 09/15/26 (c)	1,748	1,734
Occidental Petroleum Corporation
6.38%, 09/01/28	621	654
ONEOK, Inc.
5.55%, 11/01/26	410	417
5.65%, 11/01/28	410	424
Ovintiv Canada ULC
5.65%, 05/15/25 - 05/15/28	1,488	1,510
Ovintiv Exploration Inc.
5.38%, 01/01/26	1,282	1,282
Patterson-UTI Energy, Inc.
3.95%, 02/01/28	1,031	960
PDC Energy, Inc.
5.75%, 05/15/26	1,557	1,554
Petroleos Mexicanos
6.49%, 01/23/27	1,003	940
Plains All American Pipeline, L.P.
3.60%, 11/01/24	779	766
Rockcliff Energy II LLC
5.50%, 10/15/29 (a)	675	638
Sabine Pass Liquefaction, LLC
5.75%, 05/15/24	528	528
Sitio Royalties Operating Partnership, LP
7.88%, 11/01/28 (a)	828	856
SM Energy Company
5.63%, 06/01/25	1,465	1,452
Suncor Energy Inc.
7.88%, 06/15/26	700	744
Targa Resources Partners LP
6.50%, 07/15/27	1,459	1,481
6.88%, 01/15/29	1,281	1,323
Tengizchevroil Finance Company S.A R.L.
2.63%, 08/15/25 (a)	1,100	1,038
The Williams Companies, Inc.
5.40%, 03/02/26	339	341
5.30%, 08/15/28	548	561
Viper Energy, Inc.
5.38%, 11/01/27 (a)	1,195	1,175
Vital Energy, Inc.
9.50%, 01/15/25	245	245
Welltec International ApS
8.25%, 10/15/26 (a) (c)	559	569
Western Midstream Operating, LP
6.35%, 01/15/29	256	267
		58,946
Utilities 7.1%
Alexander Funding Trust II
7.47%, 07/31/28 (a)	650	684
Alliant Energy Finance, LLC
5.95%, 03/30/29 (a)	1,453	1,513
Ameren Corporation
5.70%, 12/01/26	1,055	1,080
5.00%, 01/15/29	705	709
American Electric Power Company, Inc.
2.03%, 03/15/24	1,004	996
5.70%, 08/15/25 (h)	704	709
5.20%, 01/15/29	908	920
Black Hills Corporation
5.95%, 03/15/28	758	786
Calpine Corporation
5.25%, 06/01/26 (a)	93	92
CenterPoint Energy Resources Corp.
5.25%, 03/01/28	727	745
CenterPoint Energy, Inc.
5.25%, 08/10/26	794	802
Cleco Corporate Holdings LLC
3.74%, 05/01/26	2,281	2,203
Constellation Energy Generation, LLC
5.60%, 03/01/28	805	829
DTE Energy Company
4.22%, 11/01/24 (h)	735	727
4.88%, 06/01/28	1,036	1,043
Electricite de France
5.70%, 05/23/28 (a)	1,072	1,109
ESKOM Holdings
7.13%, 02/11/25 (a)	762	762
Evergy Missouri West, Inc.
5.15%, 12/15/27 (a)	751	755
Eversource Energy
5.95%, 02/01/29	565	592
Fells Point Funding Trust
3.05%, 01/31/27 (a)	1,688	1,590
FirstEnergy Corp.
2.05%, 03/01/25	510	491
FirstEnergy Transmission, LLC
4.35%, 01/15/25 (a)	2,175	2,141
ITC Holdings Corp.
4.95%, 09/22/27 (a)	566	568
Jersey Central Power & Light Company
4.70%, 04/01/24 (a)	1,785	1,779
Monongahela Power Company
4.10%, 04/15/24 (a)	358	356
National Fuel Gas Company
5.50%, 01/15/26 (e)	1,705	1,708
5.50%, 10/01/26	578	581
National Grid PLC
5.60%, 06/12/28	513	529
NextEra Energy Capital Holdings, Inc.
4.20%, 06/20/24	312	310
6.05%, 03/01/25 (h)	503	508
5.75%, 09/01/25 (h)	730	737
NiSource Inc.
5.25%, 03/30/28	281	287
NRG Energy, Inc.
3.75%, 06/15/24 (a)	1,144	1,133
One Gas, Inc.
1.10%, 03/11/24	2,530	2,508

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Pacific Gas And Electric Company
3.15%, 01/01/26	1,728	1,658
Pennsylvania Electric Company
5.15%, 03/30/26 (a)	479	476
Public Service Enterprise Group Incorporated
5.85%, 11/15/27	539	561
Puget Energy, Inc.
3.65%, 05/15/25	1,146	1,117
Southwest Gas Corporation
5.80%, 12/01/27	737	762
5.45%, 03/23/28	581	596
System Energy Resources, Inc.
6.00%, 04/15/28	3,986	4,074
The AES Corporation
3.30%, 07/15/25 (a)	1,785	1,723
5.45%, 06/01/28	744	757
The Brooklyn Union Gas Company
4.63%, 08/05/27 (a)	1,632	1,596
The Southern Company
5.11%, 08/01/27 (h)	702	713
Vistra Operations Company LLC
4.88%, 05/13/24 (a)	1,676	1,675
3.55%, 07/15/24 (a)	3,747	3,694
WEC Energy Group Inc.
5.60%, 09/12/26	589	599
		52,283
Industrials 2.8%
Aircastle Limited
5.25%, 08/11/25 (a)	832	822
Carrier Global Corporation
5.80%, 11/30/25 (a)	342	347
Concentrix Corporation
6.65%, 08/02/26	394	404
Fortress Transportation And Infrastructure Investors LLC
6.50%, 10/01/25 (a)	839	837
HEICO Corporation
5.25%, 08/01/28	439	449
Hexcel Corporation
4.95%, 08/15/25 (e) (h)	1,123	1,116
Ingersoll Rand Inc.
5.40%, 08/14/28	1,137	1,172
Jacobs Engineering Group Inc.
6.35%, 08/18/28	1,459	1,526
Park Aerospace Holdings Limited
5.50%, 02/15/24 (a)	2,081	2,077
Parker-Hannifin Corporation
3.65%, 06/15/24	375	372
Penske Truck Leasing Co., L.P.
4.20%, 04/01/27 (a)	1,513	1,467
6.05%, 08/01/28 (a)	1,451	1,505
Regal Rexnord Corporation
6.05%, 02/15/26 - 04/15/28 (a) (e)	1,710	1,731
RTX Corporation
5.75%, 11/08/26 - 01/15/29	1,114	1,151
Spirit Airlines, Inc.
8.00%, 09/20/25 (a)	1,284	932
Trinity Industries, Inc.
4.55%, 10/01/24	865	853
Triton Container International Limited
1.15%, 06/07/24 (a)	1,111	1,086
2.05%, 04/15/26 (a)	819	749
Veralto Corporation
5.50%, 09/18/26 (a)	981	996
5.35%, 09/18/28 (a)	860	880
WESCO Distribution, Inc.
7.13%, 06/15/25 (a)	524	528
		21,000
Consumer Discretionary 2.7%
Hyatt Hotels Corporation
1.80%, 10/01/24 (e)	338	327
5.75%, 01/30/27 (e)	587	601
Hyundai Capital America
0.80%, 01/08/24 (a)	440	440
1.00%, 09/17/24 (a)	1,457	1,412
5.88%, 04/07/25 (a)	401	403
6.25%, 11/03/25 (a)	881	894
5.50%, 03/30/26 (a)	816	820
5.65%, 06/26/26 (a)	867	874
5.95%, 09/21/26 (a)	793	807
6.10%, 09/21/28 (a)	782	811
6.50%, 01/16/29 (a)	802	847
NCL Corporation Ltd.
3.63%, 12/15/24 (a)	1,573	1,529
Nissan Motor Acceptance Company LLC
6.95%, 09/15/26 (a)	1,383	1,429
Prosus N.V.
3.26%, 01/19/27 (a)	875	810
PVH Corp.
4.63%, 07/10/25 (e)	1,241	1,219
Tapestry, Inc.
7.05%, 11/27/25 (e)	888	907
Toll Brothers Finance Corp.
4.88%, 11/15/25	750	742
Volkswagen Group of America, Inc.
5.80%, 09/12/25 (a)	1,294	1,306
5.70%, 09/12/26 (a)	999	1,011
6.00%, 11/16/26 (a)	600	615
Warnermedia Holdings, Inc.
3.64%, 03/15/25	1,175	1,150
3.79%, 03/15/25	572	561
6.41%, 03/15/26	768	767
		20,282
Health Care 2.5%
Amgen Inc.
5.51%, 03/02/26	1,173	1,174
5.15%, 03/02/28	1,085	1,109
Bayer US Finance II LLC
4.25%, 12/15/25 (a)	4,216	4,108
Bayer US Finance LLC
6.13%, 11/21/26 (a)	204	207
6.25%, 01/21/29 (a)	997	1,020
Centene Corporation
4.25%, 12/15/27	1,691	1,633
2.45%, 07/15/28	795	709
Elevance Health, Inc.
4.90%, 02/08/26	489	488
GE HealthCare Technologies Inc.
5.55%, 11/15/24	1,030	1,031
5.60%, 11/15/25	483	487
HCA Inc.
5.25%, 04/15/25 - 06/15/26	3,194	3,207
Humana Inc.
5.70%, 03/13/26	654	655
Illumina, Inc.
5.80%, 12/12/25	694	699
5.75%, 12/13/27	950	975
IQVIA Inc.
6.25%, 02/01/29 (a)	347	363
Stryker Corporation
4.85%, 12/08/28	286	289
The Cigna Group
5.69%, 03/15/26	590	590
		18,744
Materials 2.3%
Anglo American Capital PLC
3.63%, 09/11/24 (a)	800	789
4.75%, 04/10/27 (a)	533	527
4.50%, 03/15/28 (a)	1,022	994
Baffinland Iron Mines Corporation
8.75%, 07/15/26 (a)	1,154	1,082
Celanese US Holdings LLC
6.17%, 07/15/27 (e)	1,868	1,916
First Quantum Minerals Ltd
7.50%, 04/01/25 (a)	1,458	1,394
Freeport-McMoRan Inc.
4.55%, 11/14/24	577	571

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Glencore Funding LLC
4.13%, 03/12/24 (a)	3,378	3,367
4.63%, 04/29/24 (a)	1,491	1,486
1.63%, 04/27/26 (a)	546	506
4.00%, 03/27/27 (a)	581	565
6.13%, 10/06/28 (a)	524	548
International Flavors & Fragrances Inc.
1.23%, 10/01/25 (a)	1,856	1,719
Legacy Vulcan Corp.
5.80%, 03/01/26	1,206	1,208
Sasol Financing USA LLC
5.88%, 03/27/24	400	398
		17,070
Consumer Staples 2.2%
B.A.T Capital Corporation
3.22%, 08/15/24	2,131	2,098
3.56%, 08/15/27	293	280
Bacardi Limited
5.25%, 01/15/29 (a)	753	760
Chobani, LLC
7.50%, 04/15/25 (a)	1,000	999
Imperial Brands Finance PLC
3.13%, 07/26/24 (a) (e)	4,466	4,416
6.13%, 07/27/27 (a)	1,005	1,033
NBM US Holdings, Inc.
7.00%, 05/14/26 (a)	1,000	1,012
Philip Morris International Inc.
5.13%, 11/17/27	896	911
Reynolds American Inc.
4.45%, 06/12/25	964	953
Safeway Inc.
3.25%, 03/15/26 (a)	1,012	957
4.63%, 01/15/27 (a)	900	873
6.50%, 02/15/28 (a)	135	137
Viterra Finance B.V.
2.00%, 04/21/26 (a)	553	513
4.90%, 04/21/27 (a)	749	743
Walgreens Boots Alliance, Inc.
3.45%, 06/01/26	918	872
		16,557
Real Estate 1.8%
American Tower Corporation
1.60%, 04/15/26	160	148
3.65%, 03/15/27	890	857
3.60%, 01/15/28	1,526	1,456
1.50%, 01/31/28	560	490
5.25%, 07/15/28	602	611
Crown Castle Inc.
3.65%, 09/01/27	507	482
5.00%, 01/11/28	616	614
EPR Properties
4.75%, 12/15/26	581	558
4.50%, 06/01/27	549	519
GLP Financing, LLC
5.25%, 06/01/25	652	650
HAT Holdings I LLC
3.38%, 06/15/26 (a)	1,009	949
Retail Properties of America, Inc.
4.00%, 03/15/25	507	493
VICI Properties Inc.
5.63%, 05/01/24 (a)	1,240	1,238
3.50%, 02/15/25 (a)	2,120	2,069
4.63%, 06/15/25 (a)	759	746
4.50%, 09/01/26 (a)	487	472
3.75%, 02/15/27 (a)	441	417
Vornado Realty L.P.
3.50%, 01/15/25	559	541
2.15%, 06/01/26	284	256
		13,566
Communication Services 1.7%
Altice France Holding S.A.
8.13%, 02/01/27 (a)	1,174	1,079
AMC Networks, Inc.
4.75%, 08/01/25	305	296
AT&T Inc.
5.54%, 02/20/26	2,078	2,079
Charter Communications Operating, LLC
4.50%, 02/01/24	1,132	1,130
6.15%, 11/10/26	1,838	1,881
NBN Co Limited
5.75%, 10/06/28 (a)	494	516
Netflix, Inc.
4.88%, 04/15/28	610	617
Nexstar Escrow Inc.
5.63%, 07/15/27 (a)	707	687
Sprint Corporation
7.13%, 06/15/24	955	959
Take-Two Interactive Software, Inc.
3.55%, 04/14/25	138	135
Telecom Italia SPA
5.30%, 05/30/24 (a)	880	876
T-Mobile USA, Inc.
2.25%, 02/15/26	1,293	1,226
2.63%, 04/15/26	519	494
3.75%, 04/15/27	587	569
		12,544
Information Technology 0.8%
Arrow Electronics, Inc.
6.13%, 03/01/26	497	497
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (a)	805	763
Dell International L.L.C.
6.02%, 06/15/26 (e)	525	537
4.90%, 10/01/26 (e)	747	748
Keysight Technologies, Inc.
4.60%, 04/06/27	298	297
Microchip Technology Incorporated
0.97%, 02/15/24	765	761
4.25%, 09/01/25	544	535
Oracle Corporation
2.30%, 03/25/28	1,225	1,116
Qorvo, Inc.
1.75%, 12/15/24	666	639
		5,893
Total Corporate Bonds And Notes (cost $456,078)		456,101
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 30.0%
ACRES Commercial Realty 2021-FL1 Issuer, Ltd.
Series 2021-A-FL1, 6.62%, (1 Month Term SOFR + 1.26%), 10/20/36 (f)	2,251	2,231
ACRES Commercial Realty 2021-FL2 Issuer, Ltd.
Series 2021-A-FL2, 6.88%, (1 Month Term SOFR + 1.51%), 01/16/37 (f)	1,140	1,136
Affirm Asset Securitization Trust 2023-B
Series 2023-1A-B, 6.82%, 09/15/25	1,205	1,225
Series 2023-A-B, 6.82%, 04/15/26	1,395	1,418
Americredit Automobile Receivables Trust 2022-2
Series 2022-C-2, 5.32%, 04/18/28	425	422
Anchorage Capital CLO 3-R, LLC
Series 2014-A-3RA, 6.70%, (3 Month Term SOFR + 1.31%), 01/28/31 (f)	224	224
Angel Oak Mortgage Trust 2020-6
Series 2020-A1-6, REMIC, 1.26%, 09/25/24	35	31
Apidos CLO Xxv Blocker A
Series 2016-A1R-25A, 6.85%, (3 Month Term SOFR + 1.43%), 10/20/31 (f)	2,510	2,504
Apidos CLO XXXI
Series 2019-A1R-31A, 6.76%, (3 Month Term SOFR + 1.36%), 04/15/31 (f)	1,700	1,700
Aqua Finance Trust 2021-A
Series 2021-A-A, REMIC, 1.54%, 02/17/27	720	638
Arbor Realty Collateralized Loan Obligation Ltd
Series 2022-A-FL1, 6.79%, (SOFR 30-Day Average + 1.45%), 01/15/37 (f)	2,059	2,046
Arbor Realty Commercial Real Estate Notes 2021-FL2, Ltd.
Series 2021-A-FL2, 6.58%, (1 Month Term SOFR + 1.21%), 05/15/36 (f)	760	755

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Arbor Realty Commercial Real Estate Notes 2021-FL3, Ltd.
Series 2021-A-FL3, 6.55%, (1 Month Term SOFR + 1.18%), 08/15/34 (f)	990	980
Ares XLII CLO Ltd.
Series 2017-AR-42A, 6.59%, (3 Month Term SOFR + 1.18%), 01/24/28 (f)	514	514
Avis Budget Rental Car Funding (AESOP) LLC
Series 2019-A-2A, 3.35%, 09/20/24	2,981	2,943
Series 2020-A-2A, 2.02%, 02/20/26	2,079	1,937
Series 2019-A-3A, REMIC, 2.36%, 03/20/25	950	920
BA Credit Card Trust
Series 2023-A2-A2, 4.98%, 11/16/26	740	742
Bain Capital Credit
Series 2017-A1R-1A, 6.65%, (3 Month Term SOFR + 1.23%), 07/20/30 (f)	1,260	1,259
Bain Capital Credit CLO 2019-2, Limited
Series 2019-AR-2A, 6.76%, (3 Month Term SOFR + 1.36%), 10/18/32 (f)	1,000	1,000
Bain Capital Credit CLO 2020-5, Ltd
Series 2020-A1-5A, 6.90%, (3 Month Term SOFR + 1.48%), 01/20/32 (f)	410	410
Bank5 2023-5Yr4
Series 2023-A3-5YR4, REMIC, 6.50%, 11/15/28	1,540	1,628
Barings CLO Ltd. 2019-III
Series 2019-A1R-3A, 6.75%, (3 Month Term SOFR + 1.33%), 04/21/31 (f)	2,000	2,000
BBCMS 2018-TALL Mortgage Trust
Series 2018-A-TALL, REMIC, 6.28%, (1 Month Term SOFR + 0.92%), 03/16/37 (f) (h)	2,060	1,911
BBCMS 2019-BWAY Mortgage Trust
Series 2019-A-BWAY, REMIC, 6.17%, (1 Month Term SOFR + 1.07%), 11/15/34 (f)	845	706
BDS 2021-FL7 Ltd
Series 2021-A-FL7, 6.54%, (1 Month Term SOFR + 1.18%), 06/16/26 (f)	651	647
Benefit Street Partners CLO III, Ltd.
Series 2013-A1R2-IIIA, 6.68%, (3 Month Term SOFR + 1.26%), 07/20/29 (f)	105	105
Benefit Street Partners CLO IV, Ltd.
Series 2014-ARRR-IVA, 6.86%, (3 Month Term SOFR + 1.44%), 01/20/32 (f)	480	480
Benefit Street Partners CLO V-B Ltd
Series 2018-A1A-5BA, 6.77%, (3 Month Term SOFR + 1.35%), 04/20/31 (f)	2,410	2,409
BlueMountain Fuji US CLO I Ltd
Series 2017-A1R-1A, 6.66%, (3 Month Term SOFR + 1.24%), 07/20/29 (f)	2,585	2,584
BMW Vehicle Lease Trust 2023-2
Series 2023-A3-2, 5.99%, 12/26/25	3,435	3,485
British Airways PLC
Series 2013-A-1, 4.63%, 06/20/24	61	61
BSPRT 2021-FL7 Issuer, Ltd.
Series 2021-A-FL7, 6.80%, (1 Month Term SOFR + 1.43%), 12/15/38 (f)	1,540	1,526
BX Commercial Mortgage Trust 2019-XL
Series 2019-A-XL, REMIC, 6.40%, (1 Month Term SOFR + 1.03%), 10/15/36 (f)	101	101
BX Commercial Mortgage Trust 2021-ACNT
Series 2021-A-ACNT, REMIC, 6.33%, (1 Month Term SOFR + 0.96%), 11/15/38 (f)	1,560	1,537
BX Trust 2018-GW
Series 2018-A-GW, REMIC, 6.53%, (1 Month Term SOFR + 0.85%), 05/15/37 (f) (h)	951	942
BX Trust 2022-LBA6
Series 2022-A-LBA6, REMIC, 6.32%, (1 Month Term SOFR + 1.00%), 01/18/39 (f)	2,755	2,707
BXHPP Trust 2021-FILM
Series 2021-A-FILM, REMIC, 6.13%, (1 Month Term SOFR + 0.76%), 08/17/26 (f)	2,500	2,357
Capital One Multi-Asset Execution Trust
Series 2022-A-A2, 3.49%, 05/15/25	2,243	2,200
Carlyle Global Market Strategies CLO 2014-3-R Ltd
Series 2014-A1A-3RA, 6.70%, (3 Month Term SOFR + 1.31%), 07/28/31 (f)	3,657	3,657
Carlyle US CLO 2017-2, Ltd.
Series 2017-A1R-2A, 6.73%, (3 Month Term SOFR + 1.31%), 07/21/31 (f)	1,871	1,871
Carlyle US CLO 2017-3, Ltd.
Series 2017-A1AR-3A, 6.58%, (3 Month Term SOFR + 1.16%), 07/20/29 (f)	298	297
Carlyle US CLO 2019-1, Ltd.
Series 2019-A1AR-1A, 6.76%, (3 Month Term SOFR + 1.34%), 04/21/31 (f)	1,600	1,600
Carmax Auto Owner Trust 2020-2
Series 2020-D-2, 5.75%, 03/15/24	1,810	1,805
CarMax Auto Owner Trust 2020-4
Series 2020-B-4, 0.85%, 06/15/26	971	928
Carmax Auto Owner Trust 2023-1
Series 2023-A3-1, 4.75%, 10/15/27	1,475	1,470
Carvana Auto Receivables Trust 2021-N1
Series 2021-A-N1, 0.70%, 11/10/25	106	101
Carvana Auto Receivables Trust 2022-P1
Series 2022-A3-P1, 3.35%, 06/10/25	3,651	3,592
Carvana Auto Receivables Trust 2022-P2
Series 2022-A4-P2, 4.68%, 09/10/26	1,170	1,152
Cedar Funding IX CLO Ltd
Series 2018-A1-9A, 6.66%, (3 Month Term SOFR + 1.24%), 04/21/31 (f)	1,633	1,632
Cedar Funding X CLO Ltd
Series 2019-AR-10A, 6.78%, (3 Month Term SOFR + 1.36%), 10/20/32 (f)	1,400	1,400
Cedar Funding XI Clo Ltd
Series 2019-A1R-11A, 6.72%, (3 Month Term SOFR + 1.31%), 06/01/32 (f)	1,440	1,433
CIFC Funding 2012-II, Ltd.
Series 2014-A1R2-1A, 6.76%, (3 Month Term SOFR + 1.36%), 01/31/31 (f)	237	237
CIFC Funding 2013-II, Ltd.
Series 2013-A1L2-2A, 6.66%, (3 Month Term SOFR + 1.26%), 10/18/30 (f)	1,339	1,339
Citigroup Commercial Mortgage Trust 2016-GC37
Series 2016-A4-GC37, REMIC, 3.31%, 01/12/26	3,000	2,857
Citizens Auto Receivables Trust 2023-2
Series 2023-A2A-2, 6.09%, 04/15/25	980	983
COMM 2014-CCRE17 Mortgage Trust
Series 2014-A4-CR17, REMIC, 3.70%, 04/12/24	274	272
COMM 2014-UBS3 Mortgage Trust
Series 2014-A3-UBS3, REMIC, 3.55%, 04/12/24	304	299
Credit Acceptance Auto Loan Trust 2021-3
Series 2021-A-3A, 1.00%, 07/15/24	265	261
CSMC 2020-NQM1 Trust
Series 2020-A1-NQM1, REMIC, 1.21%, 05/25/65 (h)	83	76
CSMC 2021-NQM1 Trust
Series 2021-A1-NQM1, REMIC, 0.81%, 02/25/25 (h)	826	708
CSMC 2021-NQM3 Trust
Series 2021-A1-NQM3, REMIC, 1.01%, 05/25/25 (f)	298	245
CSMC 2022-NQM1 Trust
Series 2022-A1-NQM1, REMIC, 2.27%, 11/25/66 (f)	860	748
Deephaven Residential Mortgage Trust 2021-3
Series 2021-A1-3, REMIC, 1.19%, 09/25/25	896	763
Dell Equipment Finance Trust 2023-2
Series 2023-A2-2, 5.84%, 03/24/25	3,000	3,007
Discover Card Execution Note Trust
Series 2023-A-A2, 4.93%, 06/15/26	1,040	1,050
Drive Auto Receivables Trust 2021-2
Series 2021-D-2, REMIC, 1.39%, 03/15/29	1,127	1,068
Dryden 113 CLO Ltd
Series 2022-A1R-113A, 7.05%, (3 Month Term SOFR + 1.63%), 10/22/35 (f)	850	850
Dryden 47 Senior Loan Fund
Series 2017-A1R-47A, 6.64%, (3 Month Term SOFR + 1.24%), 04/15/28 (f)	1,020	1,020

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Dryden 53 CLO Ltd., Series 2017-53A
Series 2017-A-53A, 6.78%, (3 Month Term SOFR + 1.38%), 01/15/31 (f)	497	497
Dryden 55 CLO, Ltd.
Series 2018-A1-55A, 6.68%, (3 Month Term SOFR + 1.28%), 04/15/31 (f)	1,546	1,545
Dryden 72 CLO Ltd./Dryden 72 CLO LLC
Series 2019-AR-72A, 6.72%, (3 Month Term SOFR + 1.34%), 05/17/32 (f)	1,130	1,130
Ellington Financial Mortgage Trust 2020-2
Series 2020-A1-2, REMIC, 1.18%, 11/25/24 (f)	40	36
Elmwood CLO VII Ltd
Series 2020-AR-4A, 7.04%, (3 Month Term SOFR + 1.63%), 01/17/34 (f)	1,280	1,278
Enterprise Fleet Financing 2020-2, LLC
Series 2020-A2-2, REMIC, 0.61%, 01/20/24	10	10
Enterprise Fleet Financing 2023-1 LLC
Series 2023-A2-1, 5.51%, 03/20/26	1,178	1,179
Exeter Automobile Receivables Trust 2021-2
Series 2021-C-2A, 0.98%, 06/15/26	145	143
Exeter Automobile Receivables Trust 2022-3
Series 2022-B-3A, 4.86%, 06/15/24	4,000	3,982
Series 2022-A3-3A, 4.21%, 01/15/26	271	271
First Investors Auto Owner Trust 2022-2
Series 2022-A-2A, 6.26%, 08/15/25	1,377	1,382
Flagship Credit Auto Trust 2022-3
Series 2022-A2-3, 4.06%, 10/15/25	326	325
Flagship Credit Auto Trust 2022-4
Series 2022-A2-4, 6.15%, 09/15/26	2,429	2,431
Flagship Credit Auto Trust 2023-3
Series 2023-C-3, 6.01%, 07/16/29	2,235	2,264
Fontainebleau Miami Beach Trust 2019-FBLU
Series 2019-A-FBLU, REMIC, 3.14%, 12/12/24	2,000	1,938
Ford Credit Auto Owner Trust 2019-REV1
Series 2019-A-1, 3.52%, 01/15/24 (h)	524	524
Ford Credit Auto Owner Trust 2020-C
Series 2020-A3-C, 0.41%, 07/15/25	74	73
Ford Credit Auto Owner Trust 2022-REV1
Series 2022-A-1, 3.88%, 05/15/27	4,000	3,861
Galaxy XIX CLO, Ltd.
Series 2015-A1RR-19A, 6.61%, (3 Month Term SOFR + 1.21%), 07/24/30 (f)	528	528
Galaxy XXIII CLO Ltd
Series 2017-AR-23A, 6.53%, (3 Month Term SOFR + 1.13%), 04/24/29 (f)	818	818
GM Financial Automobile Leasing Trust 2022-3
Series 2022-A3-3, 4.01%, 10/21/24	2,092	2,080
GM Financial Automobile Leasing Trust 2023-2
Series 2023-B-2, 5.54%, 05/20/27	2,775	2,773
GM Financial Consumer Automobile Receivables Trust
Series 2021-A3-1, 0.35%, 05/16/24	78	77
Great Wolf Trust 2019-WOLF
Series 2019-A-WOLF, REMIC, 6.25%, (1 Month Term SOFR + 1.15%), 12/15/36 (f) (h)	2,096	2,088
Greystone CRE Notes 2021-FL3, Ltd.
Series 2021-A-FL3, 6.50%, (1 Month Term SOFR + 1.13%), 07/15/39 (f)	1,700	1,684
Greywolf CLO VII, Ltd.
Series 2018-A1-7A, 6.86%, (3 Month Term SOFR + 1.44%), 10/20/31 (a) (f)	250	250
GS Mortgage Securities Corporation Trust 2021-ARDN
Series 2021-A-ARDN, REMIC, 6.73%, (1 Month Term SOFR + 1.36%), 11/17/36 (f)	1,000	971
GS Mortgage Securities Corporation Trust 2021-ROSS
Series 2021-A-ROSS, REMIC, 6.63%, (1 Month Term SOFR + 1.26%), 06/16/36 (f)	650	578
Series 2021-H-ROSS, REMIC, 11.38%, (1 Month Term SOFR + 6.01%), 06/16/36 (f)	750	234
GS Mortgage Securities Trust 2015-GC28
Series 2015-A5-GC28, REMIC, 3.40%, 01/10/25	350	339
Hertz Vehicle Financing III LLC
Series 2021-A-1A, 1.21%, 12/25/24	1,135	1,096
Series 2021-A-2A, 1.68%, 12/25/26	1,241	1,123
HGI CRE CLO 2021-FL2, Ltd.
Series 2021-A-FL2, 6.47%, (1 Month Term SOFR + 1.11%), 09/19/36 (f) (h)	899	887
HONO 2021-LULU Mortgage Trust
Series 2021-A-LULU, REMIC, 6.63%, (1 Month Term SOFR + 1.26%), 12/15/36 (f)	1,300	1,245
HPEFS Equipment Trust 2023-1
Series 2023-A2-1A, 5.43%, 02/20/25	1,720	1,717
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series 2019-A-ICON, REMIC, 3.88%, 01/05/24	786	763
Kayne CLO 2 Ltd
Series 2018-AR-2A, 6.74%, (3 Month Term SOFR + 1.34%), 10/15/31 (f)	620	620
KKR CLO 24 LTD.
Series A1R-24, 6.76%, (3 Month Term SOFR + 1.34%), 04/20/32 (f)	1,620	1,619
KNDR Trust 2021-KIND
Series 2021-A-KIND, REMIC, 6.43%, (1 Month Term SOFR + 1.06%), 08/15/26 (f)	1,013	974
KREF 2021-FL2 Ltd.
Series 2021-A-FL2, 6.55%, (1 Month Term SOFR + 1.18%), 02/17/39 (f) (h)	1,520	1,489
Lendmark Funding Trust 2021-2
Series 2021-A-2A, 2.00%, 04/20/32	1,710	1,524
Lendmark Funding Trust 2021-B
Series 2021-A-1A, 1.90%, 05/20/26	1,490	1,337
Lendmark Funding Trust 2022-1
Series 2022-A-1A, 5.12%, 04/20/26	1,420	1,410
LFT CRE 2021-FL1 LLC
Series 2021-A-FL1, 6.65%, (1 Month Term SOFR + 1.28%), 06/15/39 (f)	860	848
Series 2021-B-FL1, 7.23%, (1 Month Term SOFR + 1.86%), 06/15/39 (f)	1,360	1,337
LIFE 2022-BMR2 Mortgage Trust
Series 2022-A1-BMR2, REMIC, 6.66%, (1 Month Term SOFR + 1.30%), 05/15/24 (f)	1,220	1,193
Loancore 2019-CRE2 Issuer Ltd.
Series 2019-C-CRE2, 7.48%, (1 Month Term SOFR + 2.11%), 03/15/24 (f)	2,310	2,301
LoanCore 2021-CRE7 Issuer Ltd
Series 2022-A-CRE7, 6.89%, (SOFR 30-Day Average + 1.55%), 01/21/37 (f)	1,620	1,601
Madison Park Funding LIX, Ltd.
Series 2021-A-59A, 6.80%, (3 Month Term SOFR + 1.40%), 01/18/34 (f)	3,000	3,000
Madison Park Funding XI, Ltd.
Series 2013-AR2-11A, REMIC, 6.57%, (3 Month Term SOFR + 1.16%), 07/23/29 (f)	1,846	1,845
Magnetite XXIX, Limited
Series 2021-A-29A, 6.65%, (3 Month Term SOFR + 1.25%), 01/17/34 (f)	520	519
Mariner Finance Issuance Trust 2021-B
Series 2021-A-BA, 2.10%, 10/20/27	2,585	2,317
Mariner Finance Issuance Trust 2022-A
Series 2022-A-AA, 6.45%, 10/20/37	2,670	2,688
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29
Series 2016-A4-C29, REMIC, 3.33%, 03/17/26	450	426
Navient Private Education Refi Loan Trust 2020-F
Series 2020-A-FA, 1.22%, 07/15/69	251	228
Navient Private Education Refi Loan Trust 2021-C
Series 2021-A-CA, 1.06%, 10/15/69	1,150	990
Navient Private Education Refi Loan Trust 2022-A
Series 2022-A-A, 2.23%, 07/15/70	1,086	940
Nelnet Student Loan Trust 2021-A
Series 2021-APT1-A, 1.36%, 04/20/62	436	395
Newark BSL CLO 2 Ltd
Series 2017-A1R-1A, 6.61%, (3 Month Term SOFR + 1.23%), 07/25/30 (f)	267	267
NextGear Floorplan Master Owner Trust
Series 2023-A2-1A, 5.74%, 03/16/26	2,280	2,322
OCP CLO 2020-18 Ltd
Series 2020-AR-18A, 6.77%, (3 Month Term SOFR + 1.35%), 07/20/32 (f)	750	750

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Octagon Investment Partners 32, Ltd.
Series 2017-A1R-1A, 6.61%, (3 Month Term SOFR + 1.21%), 07/16/29 (f)	1,177	1,176
Octagon Investment Partners XIV Ltd
Series 2012-AARR-1A, 6.61%, (3 Month Term SOFR + 1.21%), 07/16/29 (f)	286	286
Octagon Investment Partners XVII, Ltd.
Series 2013-A1R2-1A, 6.64%, (3 Month Term SOFR + 1.26%), 01/27/31 (f)	225	225
Octagon Loan Funding Ltd
Series 2014-ARR-1A, 6.81%, (3 Month Term SOFR + 1.44%), 11/18/31 (f)	1,874	1,874
Octane Receivables Trust 2021-1
Series 2022-A2-1A, 4.18%, 03/20/25	902	893
Series 2021-A-1A, 0.93%, 03/22/27	75	74
Octane Receivables Trust 2022-2
Series 2022-A-2A, REMIC, 5.11%, 02/22/28	543	539
One New York Plaza Trust 2020-1NYP
Series 2020-A-1NYP, REMIC, 6.43%, (1 Month Term SOFR + 1.06%), 01/15/26 (f)	1,000	953
OneMain Direct Auto Receivables Trust 2021-1
Series 2021-A-1A, 0.87%, 07/14/28	1,305	1,251
Onemain Financial Issuance Trust 2021-1
Series 2021-A1-1A, 1.55%, 09/14/27	1,160	1,040
OneMain Financial Issuance Trust 2022-3
Series 2022-A-3A, 5.94%, 04/14/26	4,180	4,188
OZLM XVII, Ltd.
Series 2017-A1-17A, 6.93%, (3 Month Term SOFR + 1.51%), 07/22/30 (f)	1,023	1,023
Pagaya AI Debt Trust 2022-1
Series 2022-A-1, 2.03%, 10/15/29	488	481
Parallel 2017-1 Ltd
Series 2017-A1R-1A, 6.71%, (3 Month Term SOFR + 1.29%), 07/20/29 (f)	166	166
PenFed Auto Receivables Owner Trust 2022-A
Series 2022-A3-A, 3.96%, 04/15/26	4,263	4,230
PFS Financing Corp.
Series 2020-A-G, 0.97%, 02/15/24	1,442	1,434
Ready Capital Mortgage Financing 2021-FL6, LLC
Series 2021-A-FL6, 6.42%, (1 Month Term SOFR + 1.06%), 07/25/36 (f)	668	659
Romark CLO Ltd
Series 2017-A1R-1A, REMIC, 6.70%, (3 Month Term SOFR + 1.29%), 10/23/30 (f)	1,630	1,630
RR 24 Ltd
Series 2022-A1AR-24A, 7.08%, (3 Month Term SOFR + 1.73%), 01/15/36 (f)	2,170	2,169
Santander Drive Auto Receivables Trust 2022-5
Series 2022-C-5, REMIC, 4.74%, 10/16/28	1,195	1,171
Santander Drive Auto Receivables Trust 2022-7
Series 2022-C-7, 6.69%, 09/15/27	2,755	2,802
Santander Drive Auto Receivables Trust 2023-3
Series 2023-A2-3, 6.08%, 12/16/24	1,566	1,569
SBNA Auto Lease Trust 2023-A
Series 2023-A3-A, 6.51%, 03/20/26	2,050	2,088
SCF Equipment Leasing 2019-2 LLC
Series 2019-B-2A, 2.76%, 08/20/26	626	623
SCF Equipment Leasing 2021-1 LLC
Series 2021-A3-1A, 0.83%, 08/21/28	203	201
Series 2021-B-1A, 1.37%, 08/20/29	1,000	952
SCF Equipment Leasing 2022-1 LLC
Series 2022-A3-1A, REMIC, 2.92%, 12/22/25	2,738	2,668
SMRT 2022-MINI
Series 2022-A-MINI, REMIC, 6.36%, (1 Month Term SOFR + 1.00%), 01/15/27 (f)	1,290	1,263
Starwood Mortgage Residential Trust 2021-2
Series 2021-A1-2, REMIC, 0.94%, 05/25/65	429	384
Synchrony Card Issuance Trust
Series 2023-A-A1, 5.54%, 07/15/26	1,328	1,349
TCI-Flatiron CLO 2017-1 Ltd
Series 2017-AR-1A, 6.59%, (3 Month Term SOFR + 1.22%), 11/18/30 (f)	498	498
TCI-Flatiron CLO 2018-1 Ltd
Series 2018-ANR-1A, 6.71%, (3 Month Term SOFR + 1.32%), 01/29/32 (f)	250	250
Tesla Auto Lease Trust 2023-A
Series 2023-A2-A, 5.86%, 01/21/25	1,860	1,865
Series 2023-A3-A, 5.89%, 08/20/25	1,615	1,618
Toyota Auto Loan Extended Note Trust 2021-1
Series 2021-A-1A, 1.07%, 02/25/26 (h)	4,000	3,682
United Airlines Pass Through Trust 2020-1A
Series 2020-A-1, 5.88%, 10/15/27	782	788
Upstart Securitization Trust 2021-5
Series 2021-A-5, 1.31%, 11/20/31	128	127
Valley Stream Park CLO LTD
Series 2022-AR-1A, 7.05%, (3 Month Term SOFR + 1.63%), 10/20/34 (f)	2,130	2,128
Verizon Master Trust
Series 2022-A1A-7, 5.23%, 11/20/24	1,960	1,962
Verus Securitization Trust 2020-5
Series 2020-A1-5, REMIC, 1.22%, 05/25/65 (h)	46	42
Verus Securitization Trust 2021-1
Series 2021-A1-1, REMIC, 0.82%, 01/25/66 (f)	305	257
Verus Securitization Trust 2021-3
Series 2021-A1-3, REMIC, 1.05%, 06/25/66	427	353
Verus Securitization Trust 2021-R2
Series 2021-A1-R2, REMIC, 0.92%, 02/25/64	531	467
Westlake Automobile Receivables Trust 2021-2
Series 2021-C-2A, 0.89%, 07/15/26	665	653
Westlake Automobile Receivables Trust 2022-2
Series 2022-C-2A, 4.85%, 09/15/27	490	485
Westlake Automobile Receivables Trust 2023-1
Series 2023-A2A-1A, 5.51%, 08/15/24	1,299	1,297
York CLO-2 Ltd
Series 2015-AR-1A, 6.82%, (3 Month Term SOFR + 1.41%), 01/22/31 (f)	2,695	2,695
Total Non-U.S. Government Agency Asset-Backed Securities (cost $225,919)		222,730
SENIOR FLOATING RATE INSTRUMENTS 3.2%
Consumer Discretionary 1.0%
Aramark Services, Inc.
2019 Term Loan B4, 7.21%, (1 Month Term SOFR + 1.75%), 12/04/26 (f)	1,250	1,247
Hilton Domestic Operating Company, Inc.
2023 Term Loan B3, 7.21%, (SOFR + 1.75%), 06/21/28 (f)	2,000	2,003
KFC Holding Co.
2021 Term Loan B, 7.22%, (SOFR + 1.75%), 03/10/28 (f)	821	821
Resorts World Las Vegas LLC
Term Loan A, 6.85%, (1 Month Term SOFR + 1.50%), 04/16/24 (f) (i)	2,000	1,995
Wyndham Hotels & Resorts, Inc.
2022 Term Loan A, 7.20%, (1 Month Term SOFR + 1.75%), 04/08/27 (f)	1,604	1,598
		7,664
Real Estate 0.4%
Invitation Homes Operating Partnership LP
2020 Term Loan A, 6.45%, (1 Month Term SOFR + 1.00%), 01/31/25 (f)	2,919	2,887
Utilities 0.4%
Calpine Corporation
2019 Term Loan B10, 7.46%, (1 Month Term SOFR + 2.00%), 08/02/26 (f)	1,053	1,054
MH Sub I, LLC
2017 1st Lien Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 08/09/24 (f)	849	849
2020 Incremental Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 09/15/24 (f)	953	955
		2,858
Communication Services 0.4%
DirecTV Financing, LLC
Term Loan, 0.00%, (1 Month Term SOFR + 5.00%), 07/22/27 (f) (j)	719	718
SBA Senior Finance II LLC
2018 Term Loan B, 7.20%, (1 Month Term SOFR + 1.75%), 03/26/25 (f)	2,130	2,131
		2,849
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Materials 0.3%
Nutrition & Biosciences, Inc.
3 Year Delayed Draw Term Loan, 7.09%, (3 Month Term SOFR + 1.63%), 02/01/24 (f) (i)	640	634
5 Year Delayed Draw Term Loan, 7.47%, (3 Month Term SOFR + 2.00%), 01/17/25 (f) (i)	2,025	2,005
		2,639
Consumer Staples 0.2%
US Foods, Inc.
2019 Term Loan B, 7.46%, (1 Month Term SOFR + 2.00%), 08/14/26 (f)	1,432	1,433
Health Care 0.2%
HCA Inc.
2021 Term Loan A, 6.82%, (1 Month Term SOFR + 1.38%), 06/30/26 (f)	1,245	1,246
Energy 0.1%
Buckeye Partners, L.P.
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 2.25%), 11/01/26 (f) (j)	550	551
2021 Term Loan B, 7.69%, (1 Month Term SOFR + 2.25%), 11/01/26 (f)	447	448
		999
Industrials 0.1%
Carnival Corporation
2023 Term Loan B, 8.36%, (SOFR + 3.00%), 08/01/27 (f)	418	418
Mileage Plus Holdings LLC
2020 Term Loan B, 10.77%, (3 Month Term SOFR + 5.25%), 06/21/27 (f)	280	289
		707
Information Technology 0.1%
Finastra USA, Inc.
2023 Term Loan, 0.00%, (3 Month Term SOFR + 7.25%), 09/13/29 (f) (i) (j)	469	459
Total Senior Floating Rate Instruments (cost $23,770)		23,741
GOVERNMENT AND AGENCY OBLIGATIONS 3.0%
U.S. Treasury Inflation Indexed Securities 1.5%
Treasury, United States Department of
0.50%, 04/15/24 (k)	5,978	5,901
0.13%, 04/15/25 (k)	5,360	5,168
		11,069
Collateralized Mortgage Obligations 1.0%
Connecticut Avenue Securities Trust 2022-R02
Series 2023-2M1-R03, REMIC, 7.84%, (SOFR 30-Day Average + 2.50%), 04/27/43 (f)	850	862
Connecticut Avenue Securities Trust 2023-R01
Series 2023-1M1-R01, REMIC, 7.74%, (SOFR 30-Day Average + 2.40%), 12/26/42 (f)	1,716	1,747
Federal Home Loan Mortgage Corporation
Series 2022-M1A-DNA4, REMIC, 7.54%, (SOFR 30-Day Average + 2.20%), 05/27/42 (f)	2,035	2,063
Series 2023-M1A-DNA2, REMIC, 7.44%, (SOFR 30-Day Average + 2.10%), 04/25/43 (f)	3,175	3,222
		7,894
U.S. Treasury Note 0.5%
Treasury, United States Department of
5.00%, 09/30/25	3,693	3,731
Total Government And Agency Obligations (cost $22,722)		22,694
SHORT TERM INVESTMENTS 1.7%
Investment Companies 0.8%
JNL Government Money Market Fund - Class I, 5.22% (l) (m)	5,410	5,410
U.S. Treasury Bill 0.5%
Treasury, United States Department of
5.36%, 03/12/24	3,947	3,907
Securities Lending Collateral 0.4%
JNL Government Money Market Fund - Class SL, 5.32% (l) (m)	2,985	2,985
Total Short Term Investments (cost $12,301)		12,302
Total Investments 99.3% (cost $740,790)		737,568
Other Derivative Instruments 0.0%		98
Other Assets and Liabilities, Net 0.7%		5,251
Total Net Assets 100.0%		742,917

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $198,446 and 26.7% of the Fund.

(b) Convertible security.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(e) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(f) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(g) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(h) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(i) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(j) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(k) Treasury inflation indexed note, par amount is adjusted for inflation.

(l) Investment in affiliate.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Lord Abbett Short Duration Income Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	9,927	443,020	447,537	398	—	—	5,410	0.7
JNL Government Money Market Fund, 5.32% - Class SL	—	50,170	47,185	41	—	—	2,985	0.4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Lord Abbett Short Duration Income Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Securities Lending Collateral Fund - Institutional Class	1,035	70,840	71,875	113	—	—	—	—
	10,962	564,030	566,597	552	—	—	8,395	1.1

Summary of Investments by Country^	Total Long Term Investments
United States of America	76.1%
United Kingdom	4.4
Cayman Islands	3.6
Ireland	2.3
Canada	2.3
Switzerland	2.2
France	1.5
Denmark	1.4
Netherlands	1.3
Italy	1.0
Bermuda	1.0
Australia	0.9
Germany	0.6
Japan	0.5
Jersey	0.4
South Africa	0.2
Brazil	0.1
Mexico	0.1
Sweden	0.1
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/Lord Abbett Short Duration Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Citizens Bank, National Association, 4.58%, 08/09/28	11/08/22	624	620	0.1
UBS AG, 5.13%, 05/15/24	08/14/20	1,637	1,607	0.2
		2,261	2,227	0.3

JNL/Lord Abbett Short Duration Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 2 Year Note	1,199	April 2024	244,380	150	2,511

Short Contracts
United States 5 Year Note	(601)	April 2024	(64,075)	(52)	(1,298)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Lord Abbett Short Duration Income Fund
Assets - Securities
Corporate Bonds And Notes	—	456,101	—	456,101
Non-U.S. Government Agency Asset-Backed Securities	—	222,730	—	222,730
Senior Floating Rate Instruments	—	18,648	5,093	23,741
Government And Agency Obligations	—	22,694	—	22,694
Short Term Investments	8,395	3,907	—	12,302
	8,395	724,080	5,093	737,568

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Lord Abbett Short Duration Income Fund (continued)
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	2,511	—	—	2,511
	2,511	—	—	2,511
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(1,298)	—	—	(1,298)
	(1,298)	—	—	(1,298)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Communication Services Sector Fund
COMMON STOCKS 99.2%
Communication Services 97.8%
Alphabet Inc. - Class A (a)	868	121,227
Alphabet Inc. - Class C (a)	730	102,816
AMC Entertainment Holdings, Inc. - Class A (a)	29	179
AT&T Inc.	1,049	17,594
Cable One, Inc.	1	366
Cogent Communications Holdings, Inc.	6	479
Comcast Corporation - Class A	589	25,822
Electronic Arts Inc.	36	4,898
Endeavor Group Holdings, Inc. - Class A	28	655
Former Charter Communications Parent, Inc. - Class A (a)	15	5,767
Fox Corporation - Class A	36	1,070
Fox Corporation - Class B	19	534
Frontier Communications Parent, Inc. (a)	32	820
IAC Inc. (a)	11	564
Iridium Communications Inc.	16	674
Liberty Broadband Corporation - Series A (a)	2	189
Liberty Broadband Corporation - Series C (a)	17	1,343
Liberty Media Corporation - Series A (a)	3	197
Liberty Media Corporation - Series A (a)	4	136
Liberty Media Corporation - Series A (a)	11	311
Liberty Media Corporation - Series C (a)	9	321
Liberty Media Corporation - Series C (a)	23	672
Liberty Media Corporation - Series C (a)	30	1,903
Live Nation Entertainment, Inc. (a)	21	1,928
Match Group, Inc. (a)	38	1,392
Meta Platforms, Inc. - Class A (a)	326	115,210
Netflix, Inc. (a)	64	31,249
News Corporation - Class A	55	1,359
News Corporation - Class B	15	393
Nexstar Media Group, Inc. - Class A	5	761
Omnicom Group Inc.	28	2,420
Paramount Global - Class A (b)	1	20
Paramount Global - Class B (b)	76	1,122
Pinterest, Inc. - Class A (a)	81	3,013
Playtika Holding Corp. (a)	9	81
Roblox Corporation - Class A (a)	70	3,208
Roku Inc. - Class A (a)	17	1,585
Sirius XM Holdings Inc. (b)	92	503
Snap Inc. - Class A (a)	149	2,526
Sphere Entertainment Co. - Class A (a)	2	433
Take-Two Interactive Software, Inc. (a)	23	3,726
TEGNA Inc.	28	425
The Interpublic Group of Companies, Inc.	56	1,830
The New York Times Company - Class A	23	1,115
TKO Group Holdings Inc. - Class A	8	633
T-Mobile USA, Inc.	71	11,393
Verizon Communications Inc.	617	23,242
Walt Disney Company, The	268	24,234
Warner Music Group Corp. - Class A	19	688
Yelp Inc. (a)	9	449
Ziff Davis, Inc. (a)	7	457
		523,932
Consumer Discretionary 0.7%
Doordash, Inc. - Class A (a)	41	4,005
Vitamin Oldco Holdings, Inc. (a) (c)	6	—
Information Technology 0.4%
Twilio Inc. - Class A (a)	25	1,867
Real Estate 0.3%
Zillow Group, Inc. - Class A (a)	8	442
Zillow Group, Inc. - Class C (a)	23	1,334
		1,776
Total Common Stocks (cost $461,298)		531,580
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.5%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	2,854	2,854
Securities Lending Collateral 0.1%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	549	549
Total Short Term Investments (cost $3,403)		3,403
Total Investments 99.8% (cost $464,701)		534,983
Other Derivative Instruments (0.0)%		(16)
Other Assets and Liabilities, Net 0.2%		1,000
Total Net Assets 100.0%		535,967

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Communication Services Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	436	207,085	204,667	198	—	—	2,854	0.5
JNL Government Money Market Fund, 5.32% - Class SL	—	5,857	5,308	18	—	—	549	0.1
JNL Securities Lending Collateral Fund - Institutional Class	432	3,331	3,763	13	—	—	—	—
	868	216,273	213,738	229	—	—	3,403	0.6

JNL/Mellon Communication Services Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Communication Services Select Sector Index	32	March 2024	3,000	(16)	76

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Communication Services Sector Fund
Assets - Securities
Common Stocks	531,580	—	—	531,580
Short Term Investments	3,403	—	—	3,403
	534,983	—	—	534,983
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	76	—	—	76
	76	—	—	76

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Consumer Discretionary Sector Fund
COMMON STOCKS 99.8%
Consumer Discretionary 96.2%
Academy Sports & Outdoors, Inc.	25	1,659
Acushnet Holdings Corp.	10	650
Adient Public Limited Company (a)	31	1,143
Advance Auto Parts, Inc.	20	1,214
Airbnb, Inc. - Class A (a)	142	19,394
Amazon.com, Inc. (a)	2,016	306,262
American Eagle Outfitters, Inc.	61	1,293
Aptiv PLC (a)	98	8,835
Asbury Automotive Group, Inc. (a)	7	1,620
Autoliv, Inc.	25	2,751
AutoNation, Inc. (a)	10	1,474
AutoZone, Inc. (a)	6	15,783
Bath & Body Works, Inc.	76	3,276
Best Buy Co., Inc.	65	5,073
Booking Holdings Inc. (a)	12	41,304
BorgWarner Inc.	82	2,928
Boyd Gaming Corporation	25	1,581
Bright Horizons Family Solutions, Inc. (a)	19	1,796
Brunswick Corporation	24	2,316
Burlington Stores, Inc. (a)	21	4,084
Caesars Entertainment, Inc. (a)	72	3,363
Capri Holdings Limited (a)	41	2,037
CarMax, Inc. (a)	55	4,227
Carnival Corporation (a)	331	6,133
Carter's, Inc.	13	960
CAVA Group, Inc. (a) (b)	6	266
Cavco Industries, Inc. (a)	3	913
Chewy, Inc. - Class A (a) (b)	40	941
Chipotle Mexican Grill, Inc. (a)	9	19,830
Choice Hotels International, Inc. (b)	9	1,051
Churchill Downs Incorporated	24	3,295
Columbia Sportswear Company	12	944
Coupang, Inc. - Class A (a)	403	6,529
Crocs, Inc. (a)	21	1,928
D.R. Horton, Inc.	107	16,241
Darden Restaurants, Inc.	42	6,817
Deckers Outdoor Corporation (a)	9	5,969
Dick's Sporting Goods, Inc.	20	2,967
Dillard's, Inc. - Class A (b)	2	635
DK Crown Holdings Inc. - Class A (a)	160	5,646
Domino's Pizza, Inc.	12	4,983
eBay Inc.	181	7,884
ETSY, Inc. (a)	41	3,349
Expedia Group, Inc. (a)	46	6,981
Five Below, Inc. (a)	18	3,843
Floor & Decor Holdings, Inc. - Class A (a) (b)	36	4,062
Ford Motor Company	1,361	16,591
Fox Factory Holding Corp. (a)	15	1,012
Frontdoor, Inc. (a)	26	908
GameStop Corp. - Class A (a) (b)	91	1,594
General Motors Company	474	17,034
Gentex Corporation	81	2,656
Genuine Parts Company	49	6,762
Group 1 Automotive, Inc.	5	1,414
H & R Block, Inc.	50	2,412
Harley-Davidson, Inc.	49	1,805
Hasbro, Inc.	46	2,333
Hilton Grand Vacations Inc. (a)	27	1,088
Hilton Worldwide Holdings Inc.	82	14,919
Home Depot, Inc., The	345	119,540
Hyatt Hotels Corporation - Class A (b)	14	1,830
Installed Building Products, Inc.	8	1,526
KB Home	26	1,595
Kohl's Corporation	36	1,030
Kontoor Brands, Inc.	19	1,213
Las Vegas Sands Corp.	106	5,222
LCI Industries	8	1,051
Lear Corporation	20	2,870
Leggett & Platt, Incorporated	45	1,172
Lennar Corporation - Class A	86	12,847
Lennar Corporation - Class B	4	530
LGI Homes, Inc. (a)	7	918
Life Time Group Holdings, Inc. (a)	18	273
Light & Wonder, Inc. (a)	31	2,579
Lithia Motors, Inc. - Class A	10	3,155
LKQ Corporation	91	4,372
Lowe`s Companies, Inc.	200	44,396
Lucid Group, Inc. (a) (b)	301	1,269
Lululemon Athletica Canada Inc. (a)	38	19,643
M.D.C. Holdings, Inc.	21	1,161
Macy's, Inc.	96	1,924
Marriott International, Inc. - Class A	87	19,531
Marriott Vacations Worldwide Corporation	11	972
Mattel, Inc. (a)	118	2,222
McDonald's Corporation	252	74,615
MercadoLibre S.R.L (a)	17	26,601
Meritage Homes Corporation	12	2,121
MGM Resorts International (a)	97	4,332
Mobileye Global Inc. - Class A (a) (b)	27	1,168
Mohawk Industries, Inc. (a)	19	1,929
Murphy USA Inc.	7	2,546
Nike, Inc. - Class B	422	45,781
Nordstrom, Inc. (b)	37	675
Norwegian Cruise Line Holdings Ltd. (a)	148	2,969
NVR, Inc. (a)	1	7,483
O'Reilly Automotive, Inc. (a)	20	19,314
Papa John's International, Inc.	11	859
PENN Entertainment, Inc. (a)	53	1,376
Penske Automotive Group, Inc.	7	1,068
Planet Fitness, Inc. - Class A (a)	30	2,175
Polaris Inc.	18	1,691
PulteGroup, Inc.	75	7,703
PVH Corp.	21	2,558
Quantumscape Battery, Inc. - Class A (a) (b)	116	808
Ralph Lauren Corporation - Class A	13	1,888
Red Rock Resorts, Inc. - Class A	17	926
RH (a)	5	1,475
Ross Stores, Inc.	108	15,001
Royal Caribbean Cruises Ltd. (a)	81	10,513
Savers Value Village, Inc. (a)	56	966
Seaworld Entertainment, Inc. (a)	12	638
Service Corporation International	50	3,440
Shake Shack, Inc. - Class A (a)	13	995
Signet Jewelers Limited	15	1,606
Skechers U.S.A., Inc. - Class A (a)	47	2,898
Skyline Champion Corporation (a)	19	1,406
Starbucks Corporation	394	37,824
Steven Madden, Ltd.	25	1,049
Tapestry, Inc.	78	2,870
Taylor Morrison Home II Corporation - Class A (a)	35	1,871
Tempur Sealy International, Inc.	59	3,028
Tesla Inc. (a)	960	238,415
Texas Roadhouse, Inc. - Class A	23	2,843
The Gap, Inc.	75	1,563
The Goodyear Tire & Rubber Company (a)	97	1,384
The Wendy's Company	57	1,113
Thor Industries, Inc. (b)	18	2,094
TJX Companies, Inc., The	395	37,054
Toll Brothers, Inc.	37	3,835
Topgolf Callaway Brands Corp. (a)	51	736
Tractor Supply Company	38	8,099
Travel + Leisure Co.	25	986
Ulta Beauty, Inc. (a)	16	8,063
Under Armour, Inc. - Class A (a)	59	521
Under Armour, Inc. - Class C (a)	55	458
Urban Outfitters, Inc. (a)	20	729
V.F. Corporation	115	2,159
Vail Resorts, Inc.	12	2,662
Visteon Corporation (a)	9	1,183
Wayfair Inc. - Class A (a) (b)	31	1,886
Whirlpool Corporation	19	2,324
Williams-Sonoma, Inc.	21	4,261
Wingstop Inc.	10	2,518
Wyndham Hotels & Resorts, Inc.	28	2,260
Wynn Resorts, Limited	34	3,055
YETI Holdings, Inc. (a)	30	1,572

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Yum! Brands, Inc.	97	12,733
		1,510,271
Materials 2.8%
Amcor Pty Ltd	499	4,811
Avery Dennison Corporation	28	5,627
Ball Corporation	105	6,047
Berry Global Group, Inc.	40	2,673
Crown Holdings, Inc.	42	3,853
Graphic Packaging Holding Company	106	2,607
Greif, Inc. - Class A	9	569
Greif, Inc. - Class B	2	109
International Paper Company	115	4,163
O-I Glass, Inc. (a)	51	842
Packaging Corporation of America	30	4,804
Sealed Air Corporation	50	1,840
Silgan Holdings Inc.	28	1,272
Sonoco Products Company	34	1,886
WestRock Company	84	3,507
		44,610
Industrials 0.5%
Albany International Corp. - Class A	11	1,039
Allison Systems, Inc.	31	1,805
Rollins, Inc.	102	4,474
Rush Enterprises, Inc. - Class A	20	1,011
Rush Enterprises, Inc. - Class B	3	176
		8,505
Consumer Staples 0.3%
Casey's General Stores, Inc.	13	3,555
Reynolds Consumer Products Inc.	17	460
		4,015
Total Common Stocks (cost $1,190,802)		1,567,401
SHORT TERM INVESTMENTS 0.6%
Securities Lending Collateral 0.5%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	7,689	7,689
Investment Companies 0.1%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	1,918	1,918
Total Short Term Investments (cost $9,607)		9,607
Total Investments 100.4% (cost $1,200,409)		1,577,008
Other Derivative Instruments (0.0)%		(14)
Other Assets and Liabilities, Net (0.4)%		(6,860)
Total Net Assets 100.0%		1,570,134

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Consumer Discretionary Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	2,240	204,957	205,279	269	—	—	1,918	0.1
JNL Government Money Market Fund, 5.32% - Class SL	—	35,393	27,704	117	—	—	7,689	0.5
JNL Securities Lending Collateral Fund - Institutional Class	3,852	18,457	22,309	111	—	—	—	—
	6,092	258,807	255,292	497	—	—	9,607	0.6

JNL/Mellon Consumer Discretionary Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Consumer Discretionary Select Sector Index	15	March 2024	2,784	(14)	(43)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Consumer Discretionary Sector Fund
Assets - Securities
Common Stocks	1,567,401	—	—	1,567,401
Short Term Investments	9,607	—	—	9,607
	1,577,008	—	—	1,577,008
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(43)	—	—	(43)
	(43)	—	—	(43)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Consumer Staples Sector Fund
COMMON STOCKS 98.6%
Consumer Staples 96.5%
Albertsons Companies, Inc. - Class A	88	2,014
Altria Group, Inc.	242	9,744
Archer-Daniels-Midland Company	78	5,597
Bellring Intermediate Holdings, Inc. (a)	31	1,708
BJ's Wholesale Club Holdings, Inc. (a)	27	1,820
Brown-Forman Corporation - Class A	19	1,136
Brown-Forman Corporation - Class B	52	2,942
Bunge Limited	25	2,554
Campbell Soup Company	44	1,912
Celsius Holdings, Inc. (a) (b)	34	1,837
Church & Dwight Co., Inc.	39	3,695
Coca-Cola Consolidated, Inc.	2	1,529
Colgate-Palmolive Company	114	9,063
Conagra Brands, Inc.	86	2,451
Constellation Brands, Inc. - Class A	23	5,533
Costco Wholesale Corporation	57	37,742
Coty Inc. - Class A (a)	111	1,379
Darling Ingredients Inc. (a)	38	1,870
Dollar General Corporation	34	4,561
Dollar Tree, Inc. (a)	32	4,581
e.l.f. Beauty, Inc. (a)	13	1,885
Flowers Foods, Inc.	62	1,391
Freshpet, Inc. (a)	17	1,463
General Mills, Inc.	85	5,563
Grocery Outlet Holding Corp. (a)	39	1,044
Hormel Foods Corporation	62	1,980
Ingredion Incorporated	16	1,700
Inter Parfums, Inc.	8	1,218
J&J Snack Foods Corp.	7	1,093
Kellanova	48	2,679
Kenvue Inc.	256	5,521
Keurig Dr Pepper Inc.	146	4,865
Kimberly-Clark Corporation	49	5,929
Kraft Foods Group, Inc.	123	4,544
Lamb Weston Holdings, Inc.	26	2,806
Lancaster Colony Corporation	7	1,201
McCormick & Company, Incorporated	43	2,972
MGPI Processing, Inc. (b)	11	1,063
Molson Coors Beverage Company - Class B	35	2,142
Mondelez International, Inc. - Class A	183	13,226
Monster Beverage 1990 Corporation (a)	112	6,464
National Beverage Corp. (a)	19	947
PepsiCo, Inc.	178	30,249
Performance Food Group Company (a)	31	2,173
Philip Morris International Inc.	204	19,191
Pilgrim's Pride Corporation (a)	35	976
Post Holdings, Inc. (a)	15	1,329
Procter & Gamble Company, The	302	44,325
Spectrum Brands Holdings, Inc.	16	1,240
Sprouts Farmers Market, Inc. (a)	31	1,485
Sysco Corporation	74	5,436
Target Corporation	64	9,110
The Boston Beer Company, Inc. - Class A (a)	3	1,174
The Clorox Company	21	2,986
The Coca-Cola Company	508	29,942
The Estee Lauder Companies Inc. - Class A	35	5,162
The Hershey Company	23	4,288
The J. M. Smucker Company	20	2,579
The Kroger Co.	102	4,651
The Simply Good Foods Company (a)	32	1,253
Treehouse Foods, Inc. (a)	25	1,048
Tyson Foods, Inc. - Class A	50	2,711
US Foods Holding Corp. (a)	48	2,198
Walmart Inc.	188	29,646
		378,516
Consumer Discretionary 2.1%
Graham Holdings Co., Ltd. - Class B	2	1,146
Grand Canyon Education, Inc. (a)	9	1,223
Helen of Troy Limited (a)	10	1,259
Krispy Kreme, Inc. (b)	68	1,031
Newell Brands Inc.	148	1,281
Ollie's Bargain Outlet Holdings, Inc. (a)	18	1,387
Stride, Inc. (a)	18	1,062
		8,389
Total Common Stocks (cost $392,821)		386,905
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.8%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	3,154	3,154
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	138	138
Total Short Term Investments (cost $3,292)		3,292
Total Investments 99.4% (cost $396,113)		390,197
Other Derivative Instruments 0.0%		7
Other Assets and Liabilities, Net 0.6%		2,183
Total Net Assets 100.0%		392,387

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Consumer Staples Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	555	122,928	120,329	72	—	—	3,154	0.8
JNL Government Money Market Fund, 5.32% - Class SL	—	6,088	5,950	5	—	—	138	—
JNL Securities Lending Collateral Fund - Institutional Class	—	2,248	2,248	5	—	—	—	—
	555	131,264	128,527	82	—	—	3,292	0.8

JNL/Mellon Consumer Staples Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Consumer Staples Select Sector Index	72	March 2024	5,180	7	94

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Consumer Staples Sector Fund
Assets - Securities
Common Stocks	386,905	—	—	386,905
Short Term Investments	3,292	—	—	3,292
	390,197	—	—	390,197
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	94	—	—	94
	94	—	—	94

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Dow Index Fund
COMMON STOCKS 99.1%
Financials 20.7%
American Express Company	223	41,774
J.P. Morgan Chase & Co.	223	37,929
The Goldman Sachs Group, Inc.	223	86,020
The Travelers Companies, Inc.	223	42,476
Visa Inc. - Class A	223	58,053
		266,252
Information Technology 19.0%
Apple Inc.	223	42,931
Cisco Systems, Inc.	223	11,265
Intel Corporation	223	11,205
International Business Machines Corporation	223	36,469
Microsoft Corporation	223	83,850
Salesforce, Inc. (a)	223	58,676
		244,396
Health Care 18.7%
Amgen Inc.	223	64,223
Johnson & Johnson	223	34,950
Merck & Co., Inc.	223	24,310
UnitedHealth Group Incorporated	223	117,393
		240,876
Industrials 15.2%
3M Company	223	24,376
Caterpillar Inc.	223	65,929
Honeywell International Inc.	223	46,762
The Boeing Company (a)	223	58,123
		195,190
Consumer Discretionary 13.0%
Home Depot, Inc., The	223	77,274
McDonald's Corporation	223	66,116
Nike, Inc. - Class B	223	24,209
		167,599
Consumer Staples 6.7%
Procter & Gamble Company, The	223	32,676
The Coca-Cola Company	223	13,140
Walgreens Boots Alliance, Inc.	223	5,822
Walmart Inc.	223	35,153
		86,791
Energy 2.6%
Chevron Corporation	223	33,260
Communication Services 2.2%
Verizon Communications Inc.	223	8,407
Walt Disney Company, The	223	20,133
		28,540
Materials 1.0%
Dow Inc.	223	12,228
Total Common Stocks (cost $771,975)		1,275,132
SHORT TERM INVESTMENTS 0.9%
Investment Companies 0.9%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	11,221	11,221
Total Short Term Investments (cost $11,221)		11,221
Total Investments 100.0% (cost $783,196)		1,286,353
Other Derivative Instruments (0.0)%		(6)
Other Assets and Liabilities, Net (0.0)%		(42)
Total Net Assets 100.0%		1,286,305

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Dow Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	16,914	140,514	146,207	410	—	—	11,221	0.9
JNL Government Money Market Fund, 5.32% - Class SL	—	42,848	42,848	12	—	—	—	—
	16,914	183,362	189,055	422	—	—	11,221	0.9

JNL/Mellon Dow Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Dow Jones Industrial Average Index	65	March 2024	11,953	(6)	401

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Dow Index Fund
Assets - Securities
Common Stocks	1,275,132	—	—	1,275,132
Short Term Investments	11,221	—	—	11,221
	1,286,353	—	—	1,286,353
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	401	—	—	401
	401	—	—	401

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Energy Sector Fund
COMMON STOCKS 99.5%
Energy 99.0%
Antero Midstream Corporation	352	4,413
Antero Resources Corporation (a)	309	7,012
Apa Corp.	334	12,000
Baker Hughes Company - Class A	1,100	37,602
Cactus, Inc. - Class A	68	3,103
California Resources Corporation	72	3,941
Callon Petroleum Company (a)	62	2,016
ChampionX Corporation	205	5,990
Cheniere Energy, Inc.	260	44,379
Chesapeake Energy Corporation (b)	115	8,869
Chevron Corporation	1,940	289,311
Chord Energy Corporation	45	7,520
Civitas Resources, Inc.	82	5,608
CNX Resources Corporation (a)	173	3,463
Comstock Resources, Inc. (b)	100	881
ConocoPhillips	1,297	150,532
CONSOL Energy Inc.	32	3,190
Coterra Energy Inc.	815	20,798
CVR Energy, Inc.	32	962
Devon Energy Corporation	699	31,668
Diamondback Energy, Inc.	187	28,981
DT Midstream, Inc.	105	5,760
EOG Resources, Inc.	636	76,959
EQT Corporation	420	16,228
Equitrans Midstream Corporation	468	4,765
Exxon Mobil Corporation	4,365	436,446
Halliburton Company	978	35,340
Helmerich & Payne, Inc.	108	3,898
Hess Corporation	304	43,861
HF Sinclair Corporation	165	9,173
Highpeak Energy, Inc. (b)	17	242
Kinder Morgan, Inc.	2,148	37,896
Kosmos Energy Ltd. (a)	484	3,247
Liberty Energy Inc. - Class A	172	3,113
Magnolia Oil & Gas Corporation - Class A	184	3,913
Marathon Oil Corporation	641	15,490
Marathon Petroleum Corporation	415	61,527
Matador Resources Company	124	7,022
Murphy Oil Corporation	169	7,207
Northern Oil and Gas Incorporated	99	3,670
NOV Inc.	431	8,730
Occidental Petroleum Corporation	726	43,334
ONEOK, Inc.	636	44,673
Ovintiv Canada ULC	278	12,188
Patterson-UTI Energy, Inc.	416	4,494
PBF Energy Inc. - Class A	119	5,222
Peabody Energy Corporation	122	2,978
Permian Resources Corporation - Class A	433	5,895
Phillips 66	480	63,913
Pioneer Natural Resources Company	255	57,305
Range Resources Corporation	263	7,998
Schlumberger Limited	1,560	81,192
SM Energy Company	127	4,909
Southwestern Energy Company (a)	1,144	7,495
Targa Resources Corp.	242	21,008
Texas Pacific Land Corporation	7	10,685
The Williams Companies, Inc.	1,328	46,251
Tidewater Inc. (a)	52	3,761
Transocean Ltd. (a) (c)	793	5,037
Valaris Limited (a)	64	4,422
Valero Energy Corporation	371	48,243
Weatherford International Public Limited Company (a)	79	7,706
		1,945,435
Consumer Discretionary 0.3%
Valvoline, Inc. (a) (b)	144	5,427
Utilities 0.2%
National Fuel Gas Company	98	4,934
Total Common Stocks (cost $1,640,389)		1,955,796
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.3%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	4,974	4,974
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	852	852
Total Short Term Investments (cost $5,826)		5,826
Total Investments 99.8% (cost $1,646,215)		1,961,622
Other Derivative Instruments (0.0)%		(25)
Other Assets and Liabilities, Net 0.2%		3,642
Total Net Assets 100.0%		1,965,239

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Energy Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	24,350	482,857	502,233	325	—	—	4,974	0.3
JNL Government Money Market Fund, 5.32% - Class SL	—	18,009	17,157	18	—	—	852	—
JNL Securities Lending Collateral Fund - Institutional Class	473	2,859	3,332	8	—	—	—	—
	24,823	503,725	522,722	351	—	—	5,826	0.3

JNL/Mellon Energy Sector Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Transocean Ltd.	06/17/22	3,171	5,037	0.3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Mellon Energy Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Energy Select Sector Index	159	March 2024	14,213	(25)	(121)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Energy Sector Fund
Assets - Securities
Common Stocks	1,955,796	—	—	1,955,796
Short Term Investments	5,826	—	—	5,826
	1,961,622	—	—	1,961,622
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(121)	—	—	(121)
	(121)	—	—	(121)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Financial Sector Fund
COMMON STOCKS 99.3%
Financials 99.2%
Affiliated Managers Group, Inc.	8	1,167
AFLAC Incorporated	119	9,789
Ally Financial Inc.	59	2,065
American Equity Investment Life Holding Company (a)	13	746
American Express Company	129	24,205
American Financial Group, Inc.	16	1,887
American International Group, Inc.	151	10,234
Ameriprise Financial, Inc.	22	8,539
Ameris Bancorp	14	738
AON Public Limited Company - Class A	44	12,955
Apollo Global Management, Inc.	88	8,233
Arch Capital Group Ltd. (a)	83	6,143
Ares Management Corporation - Class A	37	4,436
Arthur J. Gallagher & Co.	48	10,748
Artisan Partners Asset Management Inc. - Class A	15	684
Associated Banc-Corp	34	730
Assurant, Inc.	12	1,996
Assured Guaranty Ltd.	12	892
AXIS Capital Holdings Limited	17	949
Axos Financial, Inc. (a)	12	647
BancFirst Corporation	4	428
Bank of America Corporation	1,534	51,638
Bank OZK	23	1,162
Berkshire Hathaway Inc. - Class B (a)	404	144,189
BlackRock, Inc.	32	25,962
Blackstone Inc. - Class A	158	20,725
Blue Owl Capital Inc. - Class A	82	1,220
BOK Financial Corporation	5	461
Brighthouse Financial, Inc. (a)	15	770
Brown & Brown, Inc.	52	3,681
Cadence Bank	40	1,190
Capital One Financial Corporation	82	10,726
Cathay General Bancorp	17	744
Chubb Limited	85	19,144
Cincinnati Financial Corporation	35	3,612
Citigroup Inc.	426	21,933
Citizens Financial Group, Inc.	100	3,320
CME Group Inc. - Class A	80	16,882
CNO Financial Group, Inc.	26	724
Cohen & Steers, Inc.	6	421
Coinbase Global, Inc. - Class A (a) (b)	38	6,669
Columbia Banking System, Inc.	46	1,236
Comerica Incorporated	29	1,644
Commerce Bancshares, Inc.	29	1,529
Community Bank System, Inc.	12	641
Corebridge Financial, Inc.	37	799
Credit Acceptance Corporation (a)	1	733
Cullen/Frost Bankers, Inc.	13	1,427
Discover Financial Services	55	6,222
East West Bancorp, Inc.	31	2,229
Enact Holdings, Inc.	7	188
Enstar Group Limited (a)	3	865
Equitable Holdings, Inc.	70	2,332
Erie Indemnity Company - Class A	6	1,862
Essent Group Ltd.	24	1,248
Evercore Inc. - Class A	8	1,317
Everest Re Group, Ltd.	10	3,377
F&G Annuities & Life, Inc.	4	174
F.N.B. Corporation	79	1,090
FactSet Research Systems Inc.	8	4,026
Federated Hermes, Inc. - Class B	20	669
Fidelity National Financial, Inc. - Class A	58	2,939
Fifth Third Bancorp	143	4,919
First American Financial Corporation	23	1,480
First Bancorp.	35	583
First Citizens BancShares, Inc. - Class A	3	3,713
First Financial Bankshares, Inc.	32	965
First Hawaiian, Inc.	29	668
First Horizon Corporation	125	1,766
First Interstate BancSystem, Inc. - Class A	20	621
FirstCash Holdings, Inc.	9	946
Franklin Resources, Inc.	66	1,967
Freedom Holding Corp. (a) (b)	4	300
Genworth Financial, Inc. - Class A (a)	98	655
Glacier Bancorp, Inc.	24	992
Globe Life Inc.	21	2,525
Hamilton Lane Incorporated - Class A	8	921
Hancock Whitney Corporation	18	894
Home BancShares, Inc.	41	1,039
Houlihan Lokey, Inc. - Class A	11	1,362
Huntington Bancshares Incorporated	311	3,956
Independence Holdings, LLC	26	1,300
Independent Bank Corp.	10	657
Interactive Brokers Group, Inc. - Class A	23	1,941
Intercontinental Exchange, Inc.	127	16,371
International Bancshares Corporation	12	653
Invesco Ltd.	74	1,316
J.P. Morgan Chase & Co.	644	109,557
Jackson Financial Inc. - Class A (c)	16	803
Janus Henderson Group PLC	29	880
Jefferies Financial Group Inc.	35	1,425
K.K.R. Co., Inc. - Class A	148	12,235
KeyCorp	206	2,965
Kinsale Capital Group, Inc.	5	1,644
Lincoln National Corporation	37	1,007
Loews Corporation	41	2,868
LPL Financial Holdings Inc.	17	3,819
M&T Bank Corporation	37	5,029
Markel Group Inc. (a)	3	3,829
MarketAxess Holdings Inc.	8	2,424
Marsh & Mclennan Companies, Inc.	110	20,834
MasterCard Incorporated - Class A	186	79,149
MetLife, Inc.	138	9,159
MGIC Investment Corporation	62	1,203
Moelis & Company - Class A	15	853
Moody's Corporation	35	13,788
Morgan Stanley	283	26,350
Morningstar, Inc.	6	1,703
Mr. Cooper Group Inc. (a)	15	954
MSCI Inc. - Class A	18	9,955
Nasdaq, Inc.	90	5,206
Nelnet, Inc. - Class A	4	354
New York Community Bancorp, Inc. - Series A	157	1,605
Northern Trust Corporation	46	3,857
Old National Bancorp	65	1,099
Old Republic International Corporation	58	1,696
PayPal Holdings, Inc. (a)	240	14,744
PennyMac Financial Services, Inc.	6	540
Pinnacle Financial Partners, Inc.	17	1,486
Popular, Inc.	15	1,236
Primerica, Inc.	8	1,632
Principal Financial Group, Inc.	53	4,177
Prosperity Bancshares, Inc.	21	1,403
Prudential Financial, Inc.	81	8,356
Radian Group Inc.	35	993
Raymond James Financial, Inc.	42	4,714
Regions Financial Corporation	207	4,013
Reinsurance Group of America, Incorporated	14	2,303
RenaissanceRe Holdings Ltd	11	2,128
RLI Corp.	9	1,187
Ryan Specialty Group Holdings, Inc. - Class A (a)	22	947
S&P Global Inc.	71	31,122
SEI Investments Company	24	1,517
Selective Insurance Group, Inc.	14	1,345
ServisFirst Bancshares, Inc.	11	749
SLM Corporation	49	935
SoFi Technologies, Inc. (a) (b)	200	1,990
Southstate Corporation	16	1,368
State Street Corporation	69	5,344
Stifel Financial Corp.	22	1,544
Synchrony Financial	88	3,374
Synovus Financial Corp.	32	1,218
T. Rowe Price Group, Inc.	50	5,336
Texas Capital Bancshares, Inc. (a)	11	707
TFS Financial Corporation	10	152

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
The Allstate Corporation	58	8,187
The Bank of New York Mellon Corporation (c)	171	8,884
The Carlyle Group, Inc.	46	1,883
The Charles Schwab Corporation	320	22,018
The Goldman Sachs Group, Inc.	73	28,056
The Hanover Insurance Group, Inc.	8	953
The Hartford Financial Services Group, Inc.	62	4,979
The PNC Financial Services Group, Inc.	89	13,716
The Progressive Corporation	130	20,759
The Travelers Companies, Inc.	51	9,722
The Western Union Company	83	984
Tradeweb Markets Inc. - Class A	24	2,209
Truist Financial Corporation	298	11,008
U.S. Bancorp	346	14,990
UMB Financial Corporation	10	835
United Bankshares, Inc.	30	1,119
United Community Banks, Inc.	27	786
Unum Group	43	1,945
Valley National Bancorp	94	1,021
Visa Inc. - Class A	352	91,775
Voya Financial, Inc.	24	1,717
W. R. Berkley Corporation	46	3,258
Walker & Dunlop, Inc.	7	814
Webster Financial Corporation	37	1,857
Wells Fargo & Company	810	39,863
Western Alliance Bancorporation	23	1,523
White Mountains Insurance Group Ltd	1	844
Willis Towers Watson Public Limited Company	23	5,543
Wintrust Financial Corporation	13	1,246
WSFS Financial Corporation	13	596
Zions Bancorporation, National Association	33	1,435
Zurich American Corporation	13	625
		1,270,401
Information Technology 0.1%
Dun & Bradstreet Holdings, Inc.	51	600
Health Care 0.0%
CorVel Corporation (a)	2	483
Total Common Stocks (cost $1,072,599)		1,271,484
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	7,260	7,260
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	777	777
Total Short Term Investments (cost $8,037)		8,037
Total Investments 99.9% (cost $1,080,636)		1,279,521
Other Derivative Instruments (0.0)%		(24)
Other Assets and Liabilities, Net 0.1%		1,108
Total Net Assets 100.0%		1,280,605

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Financial Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Jackson Financial Inc. - Class A	556	132	134	37	(1)	250	803	0.1
JNL Government Money Market Fund, 5.22% - Class I	2,948	222,894	218,582	216	—	—	7,260	0.6
JNL Government Money Market Fund, 5.32% - Class SL	—	26,987	26,210	55	—	—	777	—
JNL Securities Lending Collateral Fund - Institutional Class	405	8,006	8,411	14	—	—	—	—
The Bank of New York Mellon Corporation	8,841	717	1,749	285	(100)	1,175	8,884	0.7
	12,750	258,736	255,086	607	(101)	1,425	17,724	1.4

JNL/Mellon Financial Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Financial Select Sector Index	77	March 2024	8,907	(24)	110

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Financial Sector Fund
Assets - Securities
Common Stocks	1,271,484	—	—	1,271,484
Short Term Investments	8,037	—	—	8,037
	1,279,521	—	—	1,279,521
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	110	—	—	110
	110	—	—	110

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Healthcare Sector Fund
COMMON STOCKS 99.8%
Health Care 99.3%
10X Genomics, Inc. - Class A (a)	60	3,369
Abbott Laboratories	1,031	113,450
AbbVie Inc.	1,049	162,604
Acadia Healthcare Company, Inc. (a)	55	4,300
ACADIA Pharmaceuticals Inc. (a)	71	2,228
Agilent Technologies, Inc.	167	23,215
Agilon Health Management, Inc. (a)	184	2,308
Align Technology, Inc. (a)	45	12,406
Alkermes Public Limited Company (a)	94	2,605
Alnylam Pharmaceuticals, Inc. (a)	72	13,839
Amedisys, Inc. (a)	18	1,668
Amgen Inc.	318	91,606
Amicus Therapeutics, Inc. (a)	154	2,189
AMN Healthcare Services, Inc. (a)	22	1,672
Apellis Pharmaceuticals, Inc. (a)	60	3,575
Arrowhead Pharmaceuticals Inc (a)	64	1,950
Axonics, Inc. (a)	31	1,921
Axsome Therapeutics, Inc. (a) (b)	21	1,712
Azenta, Inc. (a)	30	1,985
Baxter International Inc.	301	11,657
Becton, Dickinson and Company	164	40,049
Biogen Inc. (a)	86	22,253
BioMarin Pharmaceutical Inc. (a)	112	10,824
Bio-Rad Laboratories, Inc. - Class A (a)	12	3,985
Bio-Techne Corporation	94	7,226
Blueprint Medicines Corporation (a)	33	3,006
Boston Scientific Corporation (a)	870	50,298
Bridgebio Pharma, Inc. (a) (b)	63	2,562
Bristol-Myers Squibb Company	1,211	62,124
Bruker Corporation	55	4,050
Canticle Pharmaceuticals, Inc. (a) (b)	8	1,836
Cardinal Health, Inc.	147	14,827
Catalent, Inc. (a)	105	4,703
Cencora, Inc.	93	19,157
Centene Corporation (a)	317	23,510
Cerevel Therapeutics Holdings, Inc. - Class A (a)	47	1,997
Charles River Laboratories International, Inc. (a)	29	6,781
Chemed Corporation	9	5,290
CONMED Corporation	18	1,936
Corcept Therapeutics Incorporated (a)	53	1,722
CRISPR Therapeutics AG (a) (b)	46	2,899
CVS Health Corporation	764	60,328
Cytokinetics, Incorporated (a)	55	4,603
Danaher Corporation	401	92,855
DaVita Inc. (a)	32	3,395
Denali Therapeutics Inc. (a)	63	1,355
Dentsply Sirona Inc.	122	4,329
DexCom, Inc. (a)	226	27,994
Doximity, Inc. - Class A (a)	72	2,033
Edwards Lifesciences Corporation (a)	358	27,264
Elanco Animal Health Incorporated (a)	288	4,292
Elevance Health, Inc.	133	62,554
Eli Lilly and Company	502	292,692
Encompass Health Corporation	59	3,970
Envista Holdings Corporation (a)	100	2,397
Evolent Health, Inc. - Class A (a)	66	2,196
Exact Sciences Corporation (a)	107	7,917
Exelixis, Inc. (a)	189	4,533
Fortrea Holdings Inc. (a)	48	1,659
GE HealthCare Technologies Inc.	225	17,403
Gilead Sciences, Inc.	740	59,990
Glaukos Corporation (a)	28	2,246
Globus Medical, Inc. - Class A (a)	70	3,709
Guardant Health, Inc. (a)	67	1,806
Haemonetics Corporation (a)	30	2,560
Halozyme Therapeutics, Inc. (a)	79	2,928
HCA Healthcare, Inc.	118	32,041
HealthEquity, Inc. (a)	50	3,343
Henry Schein, Inc. (a)	72	5,459
Hologic, Inc. (a)	142	10,171
Humana Inc.	69	31,504
ICU Medical, Inc. (a)	12	1,225
IDEXX Laboratories, Inc. (a)	49	27,177
Illumina, Inc. (a)	94	13,140
ImmunoGen, Inc. (a)	158	4,688
Immunovant, Inc. (a)	37	1,548
Inari Medical, Inc. (a)	30	1,921
Incyte Corporation (a)	110	6,922
Insmed Incorporated (a)	77	2,386
Inspire Medical Systems, Inc. (a)	18	3,608
Insulet Corporation (a)	42	9,026
Integer Holdings Corporation (a)	19	1,865
Integra LifeSciences Holdings Corporation (a)	41	1,780
Intellia Therapeutics, Inc. (a)	53	1,626
Intra-Cellular Therapies, Inc. (a)	54	3,870
Intuitive Surgical, Inc. (a)	198	66,776
Ionis Pharmaceuticals, Inc. (a)	85	4,278
IQVIA Holdings Inc (a)	109	25,144
Irhythm Technologies, Inc. (a)	18	1,956
Jazz Pharmaceuticals Public Limited Company (a)	37	4,537
Johnson & Johnson	1,431	224,239
Karuna Therapeutics, Inc. (a)	21	6,637
Krystal Biotech, Inc. (a)	14	1,773
Laboratory Corporation of America Holdings	51	11,498
Lantheus Holdings, Inc. (a)	41	2,519
Lifestance Health Group, Inc. (a) (b)	60	467
LivaNova PLC (a)	32	1,648
Masimo Corporation (a)	29	3,404
McKesson Corporation	79	36,595
Medpace Holdings, Inc. (a)	14	4,229
Medtronic, Inc.	791	65,159
Merck & Co., Inc.	1,506	164,181
Merit Medical Systems, Inc. (a)	33	2,540
Mettler-Toledo International Inc. (a)	13	15,631
Mirati Therapeutics, Inc. (a)	37	2,170
Moderna, Inc. (a)	191	18,981
Molina Healthcare, Inc. (a)	32	11,704
Natera, Inc. (a)	71	4,453
Neogen Corporation (a)	127	2,553
Neurocrine Biosciences, Inc. (a)	58	7,663
Nuvalent, Inc. - Class A (a)	18	1,361
Option Care Health, Inc. (a)	107	3,605
Organon & Co.	153	2,211
Patterson Companies, Inc.	51	1,454
Penumbra, Inc. (a)	22	5,426
Perrigo Company Public Limited Company	79	2,539
Pfizer Inc.	3,356	96,610
Premier Healthcare Solutions, Inc. - Class A	73	1,632
Prestige Consumer Healthcare Inc. (a)	29	1,807
Privia Health Group Inc. (a)	59	1,368
Progyny, Inc. (a)	47	1,749
Quest Diagnostics Incorporated	67	9,239
Quidelortho Corporation (a)	29	2,162
R1 RCM Holdco Inc. (a)	121	1,276
Regeneron Pharmaceuticals, Inc. (a)	64	55,806
Repligen Corporation (a)	29	5,190
ResMed Inc.	87	14,948
Revolution Medicines, Inc. (a)	76	2,168
Revvity, Inc.	74	8,095
Roivant Sciences Ltd. (a)	224	2,511
Royalty Pharma PLC - Class A	230	6,476
Sarepta Therapeutics, Inc. (a)	54	5,168
Select Medical Holdings Corporation	62	1,453
Sgry, LLC (a) (b)	39	1,245
Shockwave Medical, Inc. (a)	22	4,199
Sotera Health LLC (a) (b)	62	1,050
Steris Public Limited Company	58	12,833
Stryker Corporation	207	61,930
Teladoc Health, Inc. (a)	94	2,019
Teleflex Incorporated	27	6,649
Tenet Healthcare Corporation (a)	61	4,595
The Cigna Group	166	49,680
The Cooper Companies, Inc.	30	11,178
The Ensign Group, Inc.	33	3,762
Thermo Fisher Scientific Inc.	230	121,881
Ultragenyx Pharmaceutical Inc. (a)	44	2,105

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
United Therapeutics Corporation (a)	28	6,120
UnitedHealth Group Incorporated	549	289,102
Universal Health Services, Inc. - Class B	35	5,311
Vaxcyte, Inc. (a)	51	3,175
Veeva Systems Inc. - Class A (a)	87	16,713
Vertex Pharmaceuticals Incorporated (a)	153	62,234
Viatris Inc.	684	7,405
Waters Corporation (a)	35	11,608
West Pharmaceutical Services, Inc.	42	14,954
Zimmer Biomet Holdings, Inc.	119	14,446
Zoetis Inc. - Class A	273	53,818
		3,304,603
Consumer Staples 0.3%
Walgreens Boots Alliance, Inc.	425	11,103
Materials 0.2%
AptarGroup, Inc.	39	4,817
Total Common Stocks (cost $2,020,054)		3,320,523
SHORT TERM INVESTMENTS 0.0%
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	740	740
Total Short Term Investments (cost $740)		740
Total Investments 99.8% (cost $2,020,794)		3,321,263
Other Derivative Instruments 0.0%		8
Other Assets and Liabilities, Net 0.2%		5,793
Total Net Assets 100.0%		3,327,064

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Healthcare Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	11,295	309,053	320,348	304	—	—	—	—
JNL Government Money Market Fund, 5.32% - Class SL	—	325,816	325,076	131	—	—	740	—
JNL Securities Lending Collateral Fund - Institutional Class	1,146	10,699	11,845	30	—	—	—	—
	12,441	645,568	657,269	465	—	—	740	—

JNL/Mellon Healthcare Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Health Care Select Sector Index	70	March 2024	9,741	8	5

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Healthcare Sector Fund
Assets - Securities
Common Stocks	3,320,523	—	—	3,320,523
Short Term Investments	740	—	—	740
	3,321,263	—	—	3,321,263
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	5	—	—	5
	5	—	—	5

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Industrials Sector Fund
COMMON STOCKS 99.3%
Industrials 97.0%
3M Company	30	3,230
A. O. Smith Corporation	7	541
AAON, Inc.	4	269
ABM Industries Incorporated	4	158
Acuity Brands, Inc.	2	334
Advanced Drainage Systems, Inc.	4	513
AECOM	7	667
AeroVironment, Inc. (a)	1	173
AGCO Corporation	3	414
Air Lease Corporation - Class A	5	231
Alaska Air Group, Inc. (a)	7	272
Allegion Public Limited Company	5	599
American Airlines Group Inc. (a)	32	441
AMETEK, Inc.	12	2,031
APi Group Corp (a)	11	399
Applied Industrial Technologies, Inc.	2	357
Arcbest Corporation	1	155
Arcosa, Inc.	3	214
Armstrong World Industries, Inc.	2	240
Atkore Inc. (a)	2	322
Automatic Data Processing, Inc.	22	5,121
Avis Budget Group, Inc.	1	175
Axon Enterprise, Inc. (a)	4	980
Beacon Roofing Supply, Inc. (a)	3	243
Bloom Energy Corporation - Class A (a) (b)	11	157
Booz Allen Hamilton Holding Corporation - Class A	6	817
Brady Corporation - Class A	2	133
Builders FirstSource, Inc. (a)	7	1,094
BWXT Government Group, Inc.	5	371
C.H. Robinson Worldwide, Inc.	6	545
Carlisle Companies Incorporated	3	811
Carrier Global Corporation	45	2,583
Casella Waste Systems, Inc. - Class A (a)	3	261
Caterpillar Inc.	27	8,053
CBIZ, Inc. (a)	3	169
Chart Industries, Inc. (a)	2	309
Cintas Corporation	5	2,814
Clean Harbors, Inc. (a)	3	478
CNH Industrial N.V.	50	613
Comfort Systems USA, Inc.	2	397
Copart, Inc. (a)	44	2,176
Core & Main, Inc. - Class A (a)	6	241
Crane Company	3	303
CSW Industrials, Inc.	1	169
CSX Corporation	106	3,666
Cummins Inc.	7	1,746
Curtiss-Wright Corporation	2	458
Deere & Company	14	5,662
Delta Air Lines, Inc.	34	1,381
Donaldson Company, Inc.	6	423
Dover Corporation	7	1,155
Dycom Industries, Inc. (a)	1	171
Eaton Corporation Public Limited Company	21	5,145
EMCOR Group, Inc.	2	542
Emerson Electric Co.	30	2,969
Encore Wire Corporation	1	174
EnerSys	2	221
Equifax Inc.	7	1,634
ESAB Corporation	3	248
Expeditors International of Washington, Inc. - Class A	8	979
Exponent, Inc.	3	239
Fastenal Company	30	1,974
Federal Signal Corporation	3	249
FedEx Corporation	13	3,192
Ferguson Holdings Limited	11	2,100
Flowserve Corporation	7	289
Fluor Corporation (a)	9	354
Fortune Brands Innovations, Inc.	7	520
Franklin Electric Co., Inc.	2	214
FTAI Aviation Ltd.	5	247
FTI Consulting, Inc. (a)	2	380
Gates Industrial Corporation PLC (a)	8	105
GATX Corporation	2	210
Generac Holdings Inc. (a)	3	431
General Dynamics Corporation	13	3,329
General Electric Company	56	7,156
GMS Inc. (a)	2	170
Graco Inc.	9	780
GXO Logistics Inc. (a)	6	393
Hayward Holdings, Inc. (a)	7	92
HEICO Corporation	2	409
HEICO Corporation - Class A	4	583
Herc Holdings Inc.	1	196
Hertz Global Holdings, Inc. (a)	7	73
Hexcel Corporation	5	333
Hillenbrand, Inc.	4	177
Honeywell International Inc.	35	7,396
Howmet Aerospace Inc.	21	1,123
Hub Group, Inc. - Class A (a)	2	154
Hubbell Incorporated	3	865
Huntington Ingalls Industries, Inc.	2	548
ICF International, Inc.	1	138
IDEX Corporation	4	842
Illinois Tool Works Inc.	16	4,204
Ingersoll Rand Inc.	20	1,563
Insperity, Inc.	2	212
ITT Inc.	4	519
J.B. Hunt Transport Services, Inc.	4	841
Jacobs Solutions Inc.	7	873
Joby Aviation, Inc. - Class A (a) (b)	22	149
John Bean Technologies Corporation	2	171
Johnson Controls International Public Limited Company	36	2,102
Kadant Inc.	1	162
KBR, Inc.	7	397
Kirby Corporation (a)	3	239
Knight-Swift Transportation Holdings Inc. - Class A	8	462
Korn Ferry	3	156
L3Harris Technologies, Inc.	10	2,023
Landstar System, Inc.	2	376
Lennox International Inc.	2	775
Leonardo DRS, Inc. (a)	3	58
Lincoln Electric Holdings, Inc.	3	661
Lockheed Martin Corporation	12	5,336
ManpowerGroup Inc.	3	214
Masco Corporation	12	800
MasTec, Inc. (a)	3	255
Matson Intermodal - Paragon, Inc.	2	205
Maximus, Inc.	3	272
McGrath RentCorp	1	158
MDU Resources Group, Inc.	11	217
Mercury Systems, Inc. (a)	3	97
Mine Safety Appliances Company, LLC	2	333
Moog Inc. - Class A	2	220
MSC Industrial Direct Co., Inc. - Class A	2	249
Mueller Industries, Inc.	6	286
Nordson Corporation	3	721
Norfolk Southern Corporation	12	2,861
Northrop Grumman Corporation	8	3,769
Nvent Electric Public Limited Company	9	522
Old Dominion Freight Line, Inc.	5	2,054
Oshkosh Corporation	3	354
Otis Worldwide Corporation	22	1,954
Owens Corning	5	701
PACCAR Inc	28	2,691
Parker-Hannifin Corporation	7	3,035
Paychex, Inc.	17	2,063
Pentair Public Limited Company	9	646
Plug Power Inc. (a) (b)	29	130
Quanta Services, Inc.	8	1,672
RBC Bearings Incorporated (a)	1	413
Regal Rexnord Corporation	4	522
Republic Services, Inc.	11	1,806
Resideo Technologies, Inc. (a)	8	150
Robert Half Inc.	6	490

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Rockwell Automation, Inc.	6	1,900
RTX Corporation	77	6,473
Ryder System, Inc.	2	270
Saia, Inc. (a)	1	625
Schneider National, Inc. - Class B	2	50
SiteOne Landscape Supply, Inc. (a)	2	381
Snap-on Incorporated	3	811
Southwest Airlines Co.	32	933
Spirit AeroSystems Holdings, Inc. - Class A (a)	6	179
SPX Technologies, Inc. (a)	2	248
Stanley Black & Decker, Inc.	8	809
Stericycle, Inc. (a)	5	233
Symbotic Inc. - Class A (a) (b)	1	55
Terex Corporation	3	200
Tetra Tech, Inc.	3	479
Textron Inc.	10	840
The AZEK Company Inc. - Class A (a)	8	295
The Boeing Company (a)	32	8,428
The Brink's Company	2	202
The Middleby Corporation (a)	3	400
The Timken Company	4	287
Toro Company, The	5	504
Trane Technologies Public Limited Company	12	2,970
TransDigm Group Incorporated	3	2,854
TransUnion	10	683
Trex Company, Inc. (a)	6	477
Trinet Group, Inc. (a)	2	207
U-Haul Holding Company (a)	—	25
U-Haul Holding Company - Series N	5	371
Unifirst Corporation	1	149
Union Pacific Corporation	33	8,002
United Airlines Holdings, Inc. (a)	18	726
United Parcel Service, Inc. - Class B	39	6,084
United Rentals, Inc.	4	2,070
Valmont Industries, Inc.	1	262
Veralto Corporation	12	1,013
Verisk Analytics, Inc.	8	1,849
Vertiv Holdings Co - Class A	17	832
Vm Consolidated, Inc. - Class A (a)	9	210
W. W. Grainger, Inc.	2	2,000
Waste Management, Inc.	20	3,524
Watsco, Inc.	2	776
Watts Water Technologies, Inc. - Class A	1	298
Werner Enterprises, Inc.	3	143
WESCO International, Inc.	2	411
Westinghouse Air Brake Technologies Corporation	9	1,206
WillScot Mobile Mini Holdings Corp. - Class A (a)	10	431
Woodward, Inc.	3	407
XPO, Inc. (a)	6	546
Xylem Inc.	13	1,469
Zurn Elkay Water Solutions Corporation	8	230
		218,374
Consumer Discretionary 0.9%
ADT, Inc.	11	75
Aramark	13	371
Pool Corporation	2	803
TopBuild Corp. (a)	2	637
Worthington Industries, Inc.	2	106
		1,992
Financials 0.7%
Global Payments Inc.	13	1,621
Materials 0.3%
ATI Inc. (a)	7	305
Carpenter Technology Corporation	3	181
Louisiana-Pacific Corporation (W VA)	3	243
		729
Information Technology 0.3%
Advanced Energy Industries, Inc.	2	215
Crane Nxt, Co.	3	170
Dolby Laboratories, Inc. - Class A	3	274
		659
Consumer Staples 0.1%
Energizer Holdings, Inc.	3	109
Seaboard Corporation	—	43
		152
Health Care 0.0%
Enovis Corporation (a)	3	149
Total Common Stocks (cost $196,821)		223,676
SHORT TERM INVESTMENTS 0.7%
Investment Companies 0.5%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	1,186	1,186
Securities Lending Collateral 0.2%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	399	399
Total Short Term Investments (cost $1,585)		1,585
Total Investments 100.0% (cost $198,406)		225,261
Other Derivative Instruments (0.0)%		(2)
Other Assets and Liabilities, Net (0.0)%		(93)
Total Net Assets 100.0%		225,166

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Industrials Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	1,063	79,165	79,042	59	—	—	1,186	0.5
JNL Government Money Market Fund, 5.32% - Class SL	—	3,248	2,849	9	—	—	399	0.2
JNL Securities Lending Collateral Fund - Institutional Class	55	574	629	2	—	—	—	—
	1,118	82,987	82,520	70	—	—	1,585	0.7

JNL/Mellon Industrials Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Industrial Select Sector Index	13	March 2024	1,480	(2)	29

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Industrials Sector Fund
Assets - Securities
Common Stocks	223,676	—	—	223,676
Short Term Investments	1,585	—	—	1,585
	225,261	—	—	225,261
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	29	—	—	29
	29	—	—	29

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Information Technology Sector Fund
COMMON STOCKS 99.9%
Information Technology 95.1%
Accenture Public Limited Company - Class A	291	102,201
ACI Worldwide, Inc. (a)	53	1,616
Adobe Inc. (a)	211	126,178
Advanced Micro Devices, Inc. (a)	749	110,399
Akamai Technologies, Inc. (a)	70	8,326
Alarm.Com Holdings, Inc. (a)	23	1,505
Allegro Microsystems Inc. (a)	38	1,164
Altair Engineering Inc. - Class A (a)	24	2,053
Amkor Technology, Inc.	53	1,772
Amphenol Corporation - Class A	270	26,777
Analog Devices, Inc.	230	45,725
ANSYS, Inc. (a)	40	14,682
AppFolio, Inc. - Class A (a)	10	1,703
Apple Inc.	5,657	1,089,105
Applied Materials, Inc.	388	62,954
AppLovin Corporation - Class A (a)	61	2,416
Arista Networks, Inc. (a)	118	27,881
Arrow Electronics, Inc. (a)	25	3,062
Asana, Inc. - Class A (a) (b)	36	678
Aspen Technology, Inc. (a)	13	2,813
Atlassian Corporation - Class A (a)	67	15,884
Autodesk, Inc. (a)	99	24,095
Avnet, Inc.	41	2,063
Axcelis Technologies, Inc. (a)	15	1,952
Badger Meter, Inc.	14	2,192
Belden Inc.	19	1,489
Bentley Systems, Incorporated - Class B	103	5,377
Bill Holdings, Inc. (a)	46	3,721
Blackbaud, Inc. (a)	21	1,834
Blackline, Inc. (a)	22	1,359
Box, Inc. - Class A (a)	63	1,607
Braze, Inc. - Class A (a)	22	1,158
Broadcom Inc.	205	228,423
C3.ai, Inc. - Class A (a) (b)	46	1,321
Cadence Design Systems, Inc. (a)	126	34,353
Calix, Inc. (a)	27	1,184
CCC Intelligent Solutions Holdings Inc. (a)	86	975
CDW Corp.	62	14,109
Ciena Corporation (a)	66	2,961
Cirrus Logic, Inc. (a)	26	2,131
Cisco Systems, Inc.	1,888	95,359
Cloudflare, Inc. - Class A (a)	137	11,381
Cognex Corporation	77	3,232
Cognizant Technology Solutions Corporation - Class A	232	17,514
Coherent Corp. (a)	59	2,552
CommVault Systems, Inc. (a)	21	1,702
Confluent, Inc. - Class A (a)	96	2,240
Corning Incorporated	362	11,026
CrowdStrike Holdings, Inc. - Class A (a)	105	26,880
Datadog, Inc. - Class A (a)	126	15,280
Dell Technologies Inc. - Class C	107	8,206
Diodes Incorporated (a)	21	1,703
DocuSign, Inc. (a)	95	5,645
DoubleVerify Holdings, Inc. (a)	56	2,054
Dropbox, Inc. - Class A (a)	117	3,437
DXC Technology Company (a)	93	2,121
Dynatrace, Inc. (a)	104	5,706
Elastic N.V. (a)	37	4,228
EngageSmart, Inc. (a)	25	578
Enphase Energy, Inc. (a)	63	8,361
Entegris, Inc.	66	7,893
EPAM Systems, Inc. (a)	27	8,024
Extreme Networks, Inc. (a)	61	1,068
F5, Inc. (a)	27	4,768
Fabrinet (a)	16	3,143
Fair Isaac Corporation (a)	11	13,220
First Solar, Inc. (a)	47	8,118
Five9, Inc. (a)	33	2,635
Flex Ltd. (a)	202	6,148
Fortinet, Inc. (a)	301	17,603
Freshworks, Inc. - Class A (a)	77	1,807
Gartner, Inc. (a)	35	15,783
Gen Digital Inc.	274	6,250
Gitlab Inc. - Class A (a)	42	2,629
GoDaddy Inc. - Class A (a)	61	6,462
Guidewire Software, Inc. (a)	37	4,047
Hewlett Packard Enterprise Company	598	10,161
HP, Inc.	402	12,088
HubSpot, Inc. (a)	22	12,994
Informatica Inc. - Class A (a)	19	538
Insight Enterprises, Inc. (a)	13	2,309
Instructure Holdings, Inc. (a)	8	217
Intapp US, Inc. (a)	10	378
Intel Corporation	1,958	98,410
International Business Machines Corporation	424	69,397
Intuit Inc.	124	77,378
IPG Photonics Corporation (a)	15	1,598
Itron, Inc. (a)	20	1,531
Jabil Inc.	59	7,531
Juniper Networks, Inc.	151	4,459
Keysight Technologies, Inc. (a)	82	13,071
KLA Corporation	63	36,698
Kulicke and Soffa Industries, Inc.	24	1,325
Kyndryl Holdings, Inc. (a)	101	2,101
Lam Research Corporation	61	47,817
Lattice Semiconductor Corporation (a)	65	4,476
Littelfuse, Inc.	11	3,000
Lumentum Holdings Inc. (a)	32	1,673
MACOM Technology Solutions Holdings, Inc. (a)	25	2,307
Manhattan Associates, Inc. (a)	29	6,194
Marvell Technology, Inc.	387	23,340
Microchip Technology Incorporated	246	22,208
Micron Technology, Inc.	509	43,420
Microsoft Corporation	2,868	1,078,389
MicroStrategy Incorporated - Class A (a) (b)	6	3,994
MKS Instruments, Inc.	28	2,863
MongoDB, Inc. - Class A (a) (b)	31	12,532
Monolithic Power Systems, Inc.	21	13,113
Motorola Solutions, Inc.	77	24,207
N-Able, Inc. (a)	28	378
nCino OpCo, Inc. (a)	28	934
NCR Voyix Corporation (a)	60	1,018
NetApp, Inc.	96	8,433
Novanta Inc. (a)	16	2,722
Nutanix, Inc. - Class A (a)	113	5,369
NVIDIA Corporation	1,106	547,740
NXP Semiconductors N.V.	120	27,527
Okta, Inc. - Class A (a)	73	6,620
On Semiconductor Corporation (a)	201	16,801
Onto Innovation Inc. (a)	22	3,416
Oracle Corporation	738	77,812
Palantir Technologies Inc. - Class A (a)	861	14,781
Palo Alto Networks, Inc. (a)	146	43,001
Pegasystems Inc.	20	971
Plexus Corp. (a)	13	1,361
Power Integrations, Inc.	27	2,199
Powerschool Holdings, Inc. - Class A (a)	37	879
Procore Technologies, Inc. (a)	40	2,737
Progress Software Corporation	19	1,042
PTC Inc. (a)	55	9,706
Pure Storage, Inc. - Class A (a)	131	4,678
Qorvo, Inc. (a)	46	5,166
Qualcomm Incorporated	517	74,786
Qualys, Inc. (a)	17	3,418
Rambus Inc. (a)	51	3,480
Rapid7, Inc. (a)	28	1,576
RingCentral, Inc. - Class A (a)	36	1,218
Rogers Corporation (a)	9	1,225
Roper Technologies, Inc.	46	24,920
Salesforce, Inc. (a)	452	118,933
Samsara Inc. - Class A (a)	71	2,381
Sanmina Corporation (a)	25	1,304
Seagate Technology Holdings Public Limited Company	96	8,199
SentinelOne, Inc. - Class A (a)	108	2,977

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
ServiceNow, Inc. (a)	91	64,034
Silicon Laboratories Inc. (a)	14	1,879
Sitime Corporation (a)	8	976
Skyworks Solutions, Inc.	75	8,391
Smartsheet Inc. - Class A (a)	61	2,903
Snowflake Inc. - Class A (a)	143	28,374
SolarEdge Technologies Ltd. (a) (b)	27	2,563
Splunk Inc. (a)	70	10,595
Sprout Social, Inc. - Class A (a)	22	1,352
SPS Commerce, Inc. (a)	17	3,230
Squarespace, Inc. - Class A (a)	19	620
Super Micro Computer, Inc. (a)	21	6,107
Synaptics Incorporated (a)	19	2,114
Synopsys, Inc. (a)	68	35,211
TD SYNNEX Corporation	25	2,685
TE Connectivity Ltd. (c)	140	19,623
Teledyne Technologies Incorporated (a)	22	9,742
Tenable Holdings, Inc. (a)	55	2,545
Teradata Corporation (a)	44	1,918
Teradyne, Inc.	71	7,727
Texas Instruments Incorporated	422	71,866
Trimble Inc. (a)	112	5,934
Tyler Technologies, Inc. (a)	19	7,979
Uipath, Inc. - Class A (a)	197	4,906
Unity Software Inc. (a) (b)	110	4,479
Universal Display Corporation	22	4,214
Varonis Systems, Inc. (a)	51	2,330
VeriSign, Inc. (a)	41	8,346
ViaSat, Inc. (a) (b)	39	1,092
Vishay Intertechnology, Inc.	56	1,339
Vontier Corporation	70	2,405
Western Digital Corporation (a)	140	7,327
Wolfspeed, Inc. (a)	56	2,448
Workday, Inc. - Class A (a)	97	26,763
Workiva Inc. - Class A (a)	24	2,437
Zebra Technologies Corporation - Class A (a)	23	6,354
Zoom Video Communications, Inc. - Class A (a)	110	7,931
Zscaler, Inc. (a)	42	9,323
		5,381,488
Industrials 2.4%
Alight, Inc. - Class A (a)	160	1,365
Array Tech, Inc. (a)	67	1,123
ASGN Incorporated (a)	22	2,082
Broadridge Financial Solutions, Inc.	53	10,858
Caci International Inc. - Class A (a)	10	3,287
Ceridian HCM Holding Inc. (a)	71	4,741
Clarivate PLC (a) (b)	169	1,564
Concentrix Corporation	20	1,956
ESCO Technologies Inc.	12	1,401
ExlService Holdings, Inc. (a)	73	2,241
Fortive Corporation	164	12,056
Genpact Limited	75	2,611
Leidos Holdings, Inc.	60	6,533
Lyft, Inc. - Class A (a)	156	2,336
Parsons Corporation (a)	21	1,332
Paycom Software, Inc.	23	4,812
Paycor HCM, Inc. (a)	33	705
Paylocity Holding Corporation (a)	19	3,209
Science Applications International Corporation	24	2,963
Sensata Technologies Holding PLC	69	2,609
Shoals Technologies Group, Inc. - Class A (a)	81	1,259
SS&C Technologies Holdings, Inc.	97	5,923
Sunrun Inc. (a)	100	1,966
Uber Technologies, Inc. (a)	922	56,791
		135,723
Financials 1.9%
Affirm Holdings, Inc. - Class A (a)	92	4,503
Block, Inc. - Class A (a)	256	19,770
Euronet Worldwide, Inc. (a)	22	2,236
Fidelity National Information Services, Inc.	274	16,463
Fiserv, Inc. (a)	254	33,796
FleetCor Technologies, Inc. (a)	32	8,971
Flywire Corporation (a)	46	1,077
Jack Henry & Associates, Inc.	33	5,334
Remitly Global, Inc. (a)	59	1,153
Robinhood Markets, Inc. - Class A (a)	234	2,983
Shift4 Payments, LLC - Class A (a)	27	1,990
Toast, Inc. - Class A (a)	181	3,304
Wex, Inc. (a)	20	3,819
		105,399
Communication Services 0.3%
The Trade Desk, Inc. - Class A (a)	206	14,820
ZoomInfo Technologies Inc. - Class A (a)	138	2,545
		17,365
Consumer Discretionary 0.2%
Duolingo, Inc. - Class A (a)	16	3,533
Garmin Ltd.	72	9,194
		12,727
Total Common Stocks (cost $3,096,408)		5,652,702
SHORT TERM INVESTMENTS 0.2%
Investment Companies 0.1%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	9,038	9,038
Securities Lending Collateral 0.1%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	4,283	4,283
Total Short Term Investments (cost $13,321)		13,321
Total Investments 100.1% (cost $3,109,729)		5,666,023
Other Derivative Instruments (0.0)%		(31)
Other Assets and Liabilities, Net (0.1)%		(6,006)
Total Net Assets 100.0%		5,659,986

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Information Technology Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	7,645	456,635	455,242	1,113	—	—	9,038	0.1
JNL Government Money Market Fund, 5.32% - Class SL	—	97,790	93,507	73	—	—	4,283	0.1
JNL Securities Lending Collateral Fund - Institutional Class	2,803	33,270	36,073	106	—	—	—	—
	10,448	587,695	584,822	1,292	—	—	13,321	0.2
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Mellon Information Technology Sector Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	09/23/16	13,951	19,623	0.3

JNL/Mellon Information Technology Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Technology Select Sector Index	61	March 2024	11,949	(31)	21

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Information Technology Sector Fund
Assets - Securities
Common Stocks	5,652,702	—	—	5,652,702
Short Term Investments	13,321	—	—	13,321
	5,666,023	—	—	5,666,023
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	21	—	—	21
	21	—	—	21

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Materials Sector Fund
COMMON STOCKS 100.0%
Materials 96.4%
Air Products and Chemicals, Inc.	36	9,921
Albemarle Corporation	19	2,759
Alcoa Corporation	29	986
Alpha Metallurgical Resources, Inc.	2	588
Arch Resources, Inc. - Class A	3	459
Ashland Inc.	8	699
Avient Corporation	15	612
Axalta Coating Systems Ltd. (a)	34	1,142
Balchem Corporation	5	783
Cabot Corporation	9	751
Celanese Corporation - Class A	17	2,620
CF Industries Holdings, Inc.	29	2,303
Cleveland-Cliffs Inc. (a)	82	1,672
Commercial Metals Company	19	945
Corteva, Inc.	115	5,501
Dow Inc.	114	6,266
DuPont de Nemours, Inc.	70	5,389
Eagle Materials Inc.	6	1,155
Eastman Chemical Company	19	1,732
Ecolab Inc.	40	8,033
Element Solutions Inc.	37	854
FMC Corporation	20	1,283
Freeport-McMoRan Inc.	234	9,954
H.B. Fuller Company	9	717
Hecla Mining Company (b)	95	455
Huntsman Corporation	27	681
Innospec Inc.	4	497
International Flavors & Fragrances Inc.	42	3,370
Legacy Vulcan Corp.	21	4,751
Linde Public Limited Company	79	32,409
Livent Corporation (a) (b)	30	532
LyondellBasell Industries N.V. - Class A	42	4,008
Martin Marietta Materials, Inc.	10	5,023
MOS Holdings Inc.	53	1,900
MP Materials Corp. - Class A (a)	22	434
NewMarket Corporation	1	677
Newmont Corporation	182	7,529
Nucor Corporation	40	6,956
Olin Corporation	20	1,074
PPG Industries, Inc.	38	5,750
Quaker Chemical Corporation	2	477
Reliance Steel & Aluminum Co.	9	2,618
Royal Gold, Inc.	11	1,296
RPM International Inc.	20	2,258
Sensient Technologies Corporation	7	451
Southern Copper Corporation	14	1,204
Steel Dynamics, Inc.	26	3,016
Summit Materials, Inc. - Class A (a)	18	686
The Chemours Company	24	765
The Scotts Miracle-Gro Company (b)	7	419
The Sherwin-Williams Company	39	12,016
United States Steel Corporation	36	1,765
Warrior Met Coal, Inc.	8	520
Westlake Corporation	6	777
		171,438
Industrials 1.9%
Boise Cascade Company	6	837
Simpson Manufacturing Co., Inc.	7	1,376
UFP Industries, Inc.	10	1,258
		3,471
Health Care 1.4%
Avantor, Inc. (a)	106	2,425
Consumer Staples 0.3%
WD-40 Company	2	528
Total Common Stocks (cost $168,962)		177,862
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.3%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	447	447
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	59	59
Total Short Term Investments (cost $506)		506
Total Investments 100.3% (cost $169,468)		178,368
Other Derivative Instruments (0.0)%		(3)
Other Assets and Liabilities, Net (0.3)%		(512)
Total Net Assets 100.0%		177,853

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Mellon Materials Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	1,111	74,735	75,399	48	—	—	447	0.3
JNL Government Money Market Fund, 5.32% - Class SL	—	3,164	3,105	4	—	—	59	—
JNL Securities Lending Collateral Fund - Institutional Class	—	1,241	1,241	2	—	—	—	—
	1,111	79,140	79,745	54	—	—	506	0.3

JNL/Mellon Materials Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Materials Select Sector Index	8	March 2024	709	(3)	24

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Materials Sector Fund
Assets - Securities
Common Stocks	177,862	—	—	177,862
Short Term Investments	506	—	—	506
	178,368	—	—	178,368
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	24	—	—	24
	24	—	—	24

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Nasdaq 100 Index Fund
COMMON STOCKS 99.0%
Information Technology 49.1%
Adobe Inc. (a)	260	155,154
Advanced Micro Devices, Inc. (a)	923	136,024
Analog Devices, Inc.	283	56,284
ANSYS, Inc. (a)	50	18,006
Apple Inc.	3,444	663,040
Applied Materials, Inc.	478	77,440
ASML Holding N.V. - ADR	50	37,953
Atlassian Corporation - Class A (a)	89	21,060
Autodesk, Inc. (a)	122	29,729
Broadcom Inc.	267	297,824
Cadence Design Systems, Inc. (a)	155	42,326
CDW Corp.	77	17,394
Cisco Systems, Inc.	2,321	117,258
Cognizant Technology Solutions Corporation - Class A	286	21,632
CrowdStrike Holdings, Inc. - Class A (a)	130	33,197
Datadog, Inc. - Class A (a)	173	20,949
Fortinet, Inc. (a)	439	25,673
Globalfoundries Inc. (a) (b)	313	18,960
Intel Corporation	2,408	121,009
Intuit Inc.	160	99,940
KLA Corporation	78	45,134
Lam Research Corporation	75	58,963
Marvell Technology, Inc.	493	29,722
Microchip Technology Incorporated	309	27,869
Micron Technology, Inc.	630	53,802
Microsoft Corporation	1,646	618,838
MongoDB, Inc. - Class A (a)	41	16,661
NVIDIA Corporation	547	271,009
NXP Semiconductors N.V.	147	33,816
On Semiconductor Corporation (a)	246	20,549
Palo Alto Networks, Inc. (a)	180	53,107
Qualcomm Incorporated	636	91,946
Roper Technologies, Inc.	61	33,264
Splunk Inc. (a)	96	14,663
Synopsys, Inc. (a)	87	44,729
Texas Instruments Incorporated	519	88,427
Workday, Inc. - Class A (a)	119	32,956
Zscaler, Inc. (a)	85	18,771
		3,565,078
Communication Services 14.9%
Alphabet Inc. - Class A (a)	1,311	183,159
Alphabet Inc. - Class C (a)	1,268	178,759
Comcast Corporation - Class A	2,294	100,578
Electronic Arts Inc.	154	21,031
Former Charter Communications Parent, Inc. - Class A (a)	84	32,840
Meta Platforms, Inc. - Class A (a)	782	276,924
Netflix, Inc. (a)	250	121,719
Sirius XM Holdings Inc. (b)	2,193	11,993
Take-Two Interactive Software, Inc. (a)	97	15,612
The Trade Desk, Inc. - Class A (a)	255	18,343
T-Mobile USA, Inc.	661	105,909
Warner Bros. Discovery, Inc. - Series A (a)	1,393	15,851
		1,082,718
Consumer Discretionary 14.2%
Airbnb, Inc. - Class A (a)	248	33,807
Amazon.com, Inc. (a)	2,290	347,881
Booking Holdings Inc. (a)	20	70,693
Doordash, Inc. - Class A (a)	212	20,941
Lululemon Athletica Canada Inc. (a)	69	35,462
Marriott International, Inc. - Class A	168	37,830
MercadoLibre S.R.L (a)	29	45,385
O'Reilly Automotive, Inc. (a)	34	32,106
Pinduoduo (Shanghai) Network Technology Co., Ltd. - ADR (a)	381	55,819
Ross Stores, Inc.	193	26,768
Starbucks Corporation	649	62,337
Tesla Inc. (a)	1,066	264,904
		1,033,933
Consumer Staples 6.8%
Coca-Cola Europacific Partners PLC	261	17,413
Costco Wholesale Corporation	253	166,927
Dollar Tree, Inc. (a)	124	17,678
Keurig Dr Pepper Inc.	799	26,613
Kraft Foods Group, Inc.	701	25,908
Mondelez International, Inc. - Class A	777	56,302
Monster Beverage 1990 Corporation (a)	594	34,237
PepsiCo, Inc.	785	133,377
Walgreens Boots Alliance, Inc.	493	12,884
		491,339
Health Care 6.6%
Amgen Inc.	306	88,045
AstraZeneca PLC - ADR	333	22,401
Biogen Inc. (a)	83	21,417
DexCom, Inc. (a)	221	27,386
GE HealthCare Technologies Inc.	260	20,106
Gilead Sciences, Inc.	712	57,657
IDEXX Laboratories, Inc. (a)	47	26,330
Illumina, Inc. (a)	91	12,630
Intuitive Surgical, Inc. (a)	201	67,843
Moderna, Inc. (a)	218	21,659
Regeneron Pharmaceuticals, Inc. (a)	61	53,743
Vertex Pharmaceuticals Incorporated (a)	147	59,889
		479,106
Industrials 4.9%
Automatic Data Processing, Inc.	235	54,732
Cintas Corporation	58	35,062
Copart, Inc. (a)	548	26,875
CSX Corporation	1,129	39,134
Fastenal Company	326	21,140
Honeywell International Inc.	377	78,968
Old Dominion Freight Line, Inc.	62	25,262
PACCAR Inc	299	29,175
Paychex, Inc.	206	24,576
Verisk Analytics, Inc.	83	19,781
		354,705
Utilities 1.2%
American Electric Power Company, Inc.	300	24,396
Constellation Energy Group, Inc.	182	21,324
Exelon Corporation	569	20,412
Xcel Energy Inc.	315	19,514
		85,646
Financials 0.5%
PayPal Holdings, Inc. (a)	616	37,818
Energy 0.5%
Baker Hughes Company - Class A	575	19,645
Diamondback Energy, Inc.	102	15,854
		35,499
Real Estate 0.3%
CoStar Group, Inc. (a)	233	20,384
Total Common Stocks (cost $4,717,710)		7,186,226
SHORT TERM INVESTMENTS 1.2%
Investment Companies 0.8%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	58,403	58,403
Securities Lending Collateral 0.4%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	28,965	28,965
Total Short Term Investments (cost $87,368)		87,368
Total Investments 100.2% (cost $4,805,078)		7,273,594
Other Derivative Instruments (0.0)%		(278)
Other Assets and Liabilities, Net (0.2)%		(13,767)
Total Net Assets 100.0%		7,259,549

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Mellon Nasdaq 100 Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	44,789	710,039	696,425	3,820	—	—	58,403	0.8
JNL Government Money Market Fund, 5.32% - Class SL	—	182,550	153,585	574	—	—	28,965	0.4
JNL Securities Lending Collateral Fund - Institutional Class	6,975	82,075	89,050	318	—	—	—	—
	51,764	974,664	939,060	4,712	—	—	87,368	1.2

JNL/Mellon Nasdaq 100 Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 Stock Index	207	March 2024	68,372	(278)	2,106

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Nasdaq 100 Index Fund
Assets - Securities
Common Stocks	7,186,226	—	—	7,186,226
Short Term Investments	87,368	—	—	87,368
	7,273,594	—	—	7,273,594
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	2,106	—	—	2,106
	2,106	—	—	2,106

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Real Estate Sector Fund
COMMON STOCKS 99.1%
Real Estate 96.8%
Agree Realty Corporation	14	853
Alexandria Real Estate Equities, Inc.	25	3,134
American Homes 4 Rent - Class A	46	1,670
American Tower Corporation	67	14,477
Americold Realty Trust, Inc.	39	1,169
Apartment Income REIT Corp.	20	684
Apple Hospitality REIT, Inc.	30	500
AvalonBay Communities, Inc.	19	3,572
Boston Properties, Inc.	23	1,581
Brixmor Property Group Inc.	43	1,004
Broadstone Net Lease, Inc.	25	425
Camden Property Trust	15	1,521
CBRE Group, Inc. - Class A (a)	44	4,069
COPT Defense Properties	16	417
CoStar Group, Inc. (a)	56	4,877
Cousins Properties Incorporated	20	491
Crown Castle Inc.	62	7,172
Cubesmart, L.P.	30	1,412
Digital Realty Trust, Inc.	44	5,863
EastGroup Properties, Inc.	7	1,220
EPR Properties	10	495
Equinix, Inc.	13	10,878
Equity Lifestyle Properties, Inc.	25	1,736
Equity Residential	54	3,281
Essential Properties Realty Trust, Inc.	23	575
Essex Property Trust, Inc.	9	2,186
Extra Space Storage Inc.	29	4,712
Federal Realty Investment Trust	12	1,197
First Industrial Realty Trust, Inc.	17	909
Gaming and Leisure Properties, Inc.	36	1,753
Healthpeak OP, LLC	79	1,557
Host Hotels & Resorts, Inc.	96	1,863
Howard Hughes Holdings Inc. (a)	4	372
Independence Realty Trust, Inc.	32	495
Invitation Homes Inc.	85	2,901
Iron Mountain Incorporated	42	2,939
Jones Lang LaSalle Incorporated (a)	7	1,287
Kilroy Realty Corporation	16	639
Kite Realty Naperville, LLC	32	721
KRC Interim Corp.	97	2,060
Lamar Advertising Company - Class A	13	1,330
LXP Industrial Trust	42	419
Medical Properties Trust, Inc. (b)	87	425
Mid-America Apartment Communities, Inc.	17	2,253
National Health Investors, Inc.	6	333
National Storage Affiliates Trust	11	471
NNN REIT, Inc.	26	1,130
Omega Healthcare Investors, Inc.	35	1,078
Park Hotels & Resorts Inc.	30	458
Phillips Edison & Company, Inc.	17	628
Physicians Realty Trust	34	457
PotlatchDeltic Corporation	11	560
ProLogis Inc.	133	17,718
Public Storage Operating Company	23	6,943
Rayonier Inc.	19	629
Realty Income Corporation	104	5,980
Regency Centers Corporation	24	1,608
Rexford Industrial Realty, Inc.	28	1,586
Ryman Hospitality Properties, Inc.	8	923
Sabra Health Care REIT, Inc.	30	429
SBA Communications Corporation - Class A	15	3,934
Simon Property Group, Inc.	47	6,688
SITE Centers Corp.	27	374
Spirit Realty Capital, Inc.	20	887
STAG Industrial, Inc.	26	1,026
Sun Communities, Inc.	17	2,297
Terreno Realty Corporation	12	728
The Macerich Company	31	480
The St. Joe Company	5	307
UDR, Inc.	47	1,803
Ventas, Inc.	55	2,744
VICI Properties Inc.	149	4,745
Vornado Realty Trust	24	690
W.P. Carey Inc.	31	2,025
Welltower OP LLC	80	7,179
Weyerhaeuser Company	98	3,425
		183,357
Financials 2.3%
AGNC Investment Corp.	96	942
Annaly Capital Management, Inc.	72	1,391
Blackstone Mortgage Trust, Inc. - Class A (b)	23	500
RITHM Capital Corp.	70	743
Starwood Property Trust, Inc. (b)	43	896
		4,472
Total Common Stocks (cost $209,156)		187,829
SHORT TERM INVESTMENTS 1.0%
Securities Lending Collateral 0.9%
JNL Government Money Market Fund - Class SL, 5.32% (c) (d)	1,675	1,675
Investment Companies 0.1%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	105	105
Total Short Term Investments (cost $1,780)		1,780
Total Investments 100.1% (cost $210,936)		189,609
Other Derivative Instruments (0.0)%		(15)
Other Assets and Liabilities, Net (0.1)%		(113)
Total Net Assets 100.0%		189,481

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Real Estate Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	202	29,479	29,576	25	—	—	105	—
JNL Government Money Market Fund, 5.32% - Class SL	—	23,257	21,582	27	—	—	1,675	0.9
JNL Securities Lending Collateral Fund - Institutional Class	380	11,477	11,857	16	—	—	—	—
	582	64,213	63,015	68	—	—	1,780	0.9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Mellon Real Estate Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Real Estate Select Sector Index	25	March 2024	1,238	(15)	1

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Real Estate Sector Fund
Assets - Securities
Common Stocks	187,829	—	—	187,829
Short Term Investments	1,780	—	—	1,780
	189,609	—	—	189,609
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	1	—	—	1
	1	—	—	1

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon S&P 500 Index Fund
COMMON STOCKS 99.5%
Information Technology 28.7%
Accenture Public Limited Company - Class A	205	72,036
Adobe Inc. (a)	149	89,031
Advanced Micro Devices, Inc. (a)	529	77,916
Akamai Technologies, Inc. (a)	50	5,917
Amphenol Corporation - Class A (b)	194	19,254
Analog Devices, Inc.	163	32,363
ANSYS, Inc. (a)	29	10,570
Apple Inc.	4,782	920,648
Applied Materials, Inc.	275	44,577
Arista Networks, Inc. (a)	83	19,467
Autodesk, Inc. (a) (b)	70	16,958
Broadcom Inc.	143	159,597
Cadence Design Systems, Inc. (a)	89	24,247
CDW Corp.	44	9,897
Cisco Systems, Inc.	1,325	66,932
Cognizant Technology Solutions Corporation - Class A	168	12,692
Corning Incorporated	260	7,918
Enphase Energy, Inc. (a)	44	5,872
EPAM Systems, Inc. (a)	19	5,573
F5, Inc. (a)	19	3,483
Fair Isaac Corporation (a)	8	9,646
First Solar, Inc. (a)	32	5,514
Fortinet, Inc. (a)	212	12,396
Gartner, Inc. (a)	26	11,663
Gen Digital Inc.	199	4,541
Hewlett Packard Enterprise Company	420	7,132
HP, Inc.	294	8,843
Intel Corporation	1,374	69,056
International Business Machines Corporation	299	48,885
Intuit Inc.	92	57,335
Jabil Inc.	42	5,332
Juniper Networks, Inc.	100	2,949
Keysight Technologies, Inc. (a)	59	9,313
KLA Corporation	45	26,082
Lam Research Corporation	43	33,764
Microchip Technology Incorporated	178	16,062
Micron Technology, Inc.	359	30,607
Microsoft Corporation	2,431	914,145
Monolithic Power Systems, Inc.	14	9,018
Motorola Solutions, Inc.	55	17,143
NetApp, Inc.	71	6,271
NVIDIA Corporation	808	400,088
NXP Semiconductors N.V.	84	19,350
On Semiconductor Corporation (a) (b)	141	11,806
Oracle Corporation	518	54,589
Palo Alto Networks, Inc. (a)	100	29,351
PTC Inc. (a)	37	6,552
Qorvo, Inc. (a)	32	3,586
Qualcomm Incorporated	365	52,845
Roper Technologies, Inc.	34	18,680
Salesforce, Inc. (a)	318	83,745
Seagate Technology Holdings Public Limited Company (b)	64	5,451
ServiceNow, Inc. (a)	67	47,157
Skyworks Solutions, Inc.	54	6,076
Synopsys, Inc. (a)	50	25,562
TE Connectivity Ltd. (c)	103	14,490
Teledyne Technologies Incorporated (a)	15	6,848
Teradyne, Inc. (b)	52	5,679
Texas Instruments Incorporated	297	50,694
Trimble Inc. (a)	83	4,402
Tyler Technologies, Inc. (a) (b)	14	5,691
VeriSign, Inc. (a)	30	6,276
Western Digital Corporation (a) (b)	100	5,258
Zebra Technologies Corporation - Class A (a) (b)	17	4,718
		3,779,539
Financials 12.9%
AFLAC Incorporated	174	14,350
American Express Company	188	35,277
American International Group, Inc.	232	15,723
Ameriprise Financial, Inc.	33	12,552
AON Public Limited Company - Class A	65	19,058
Arch Capital Group Ltd. (a)	120	8,915
Arthur J. Gallagher & Co.	71	15,952
Assurant, Inc.	17	2,913
Bank of America Corporation	2,252	75,823
Berkshire Hathaway Inc. - Class B (a)	595	212,253
BlackRock, Inc.	46	37,130
Blackstone Inc. - Class A	233	30,561
Brown & Brown, Inc.	72	5,128
Capital One Financial Corporation (b)	127	16,649
Cboe Global Markets, Inc.	34	6,125
Chubb Limited	133	30,159
Cincinnati Financial Corporation	50	5,219
Citigroup Inc.	630	32,401
Citizens Financial Group, Inc. (b)	158	5,251
CME Group Inc. - Class A	118	24,824
Comerica Incorporated (b)	40	2,230
Discover Financial Services	82	9,193
Everest Re Group, Ltd.	14	4,937
FactSet Research Systems Inc.	13	6,100
Fidelity National Information Services, Inc.	196	11,802
Fifth Third Bancorp (b)	221	7,620
Fiserv, Inc. (a)	196	26,078
FleetCor Technologies, Inc. (a)	23	6,577
Franklin Resources, Inc. (b)	91	2,705
Global Payments Inc.	86	10,976
Globe Life Inc. (b)	29	3,474
Huntington Bancshares Incorporated	478	6,084
Intercontinental Exchange, Inc.	182	23,410
Invesco Ltd.	157	2,804
J.P. Morgan Chase & Co.	946	160,847
Jack Henry & Associates, Inc. (b)	23	3,773
KeyCorp	318	4,573
Loews Corporation	62	4,348
M&T Bank Corporation (b)	54	7,441
MarketAxess Holdings Inc.	13	3,719
Marsh & Mclennan Companies, Inc.	161	30,516
MasterCard Incorporated - Class A (b)	271	115,522
MetLife, Inc.	203	13,449
Moody's Corporation (b)	52	20,384
Morgan Stanley	413	38,547
MSCI Inc. - Class A	26	14,824
Nasdaq, Inc.	115	6,689
Northern Trust Corporation (b)	66	5,568
PayPal Holdings, Inc. (a)	353	21,656
Principal Financial Group, Inc.	73	5,715
Prudential Financial, Inc. (b)	117	12,169
Raymond James Financial, Inc. (b)	61	6,756
Regions Financial Corporation (b)	302	5,851
S&P Global Inc. (b)	106	46,684
State Street Corporation	101	7,818
Synchrony Financial	135	5,150
T. Rowe Price Group, Inc.	71	7,621
The Allstate Corporation	86	11,981
The Bank of New York Mellon Corporation (d)	240	12,494
The Charles Schwab Corporation	486	33,444
The Goldman Sachs Group, Inc.	107	41,149
The Hartford Financial Services Group, Inc.	98	7,908
The PNC Financial Services Group, Inc.	130	20,110
The Progressive Corporation	191	30,482
The Travelers Companies, Inc.	75	14,284
Truist Financial Corporation (b)	433	15,981
U.S. Bancorp (b)	512	22,163
Visa Inc. - Class A (b)	521	135,739
W. R. Berkley Corporation (b)	68	4,786
Wells Fargo & Company	1,188	58,466
Willis Towers Watson Public Limited Company	35	8,378
Zions Bancorporation, National Association (b)	49	2,145
		1,699,383
Health Care 12.6%
Abbott Laboratories	568	62,477
AbbVie Inc.	578	89,592
Agilent Technologies, Inc.	97	13,479

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Align Technology, Inc. (a)	24	6,522
Amgen Inc.	175	50,461
Baxter International Inc.	170	6,560
Becton, Dickinson and Company	93	22,634
Biogen Inc. (a) (b)	47	12,078
Bio-Rad Laboratories, Inc. - Class A (a)	7	2,311
Bio-Techne Corporation (b)	52	3,991
Boston Scientific Corporation (a)	478	27,651
Bristol-Myers Squibb Company	666	34,149
Cardinal Health, Inc.	81	8,126
Catalent, Inc. (a) (b)	58	2,601
Cencora, Inc. (b)	54	11,122
Centene Corporation (a)	175	12,955
Charles River Laboratories International, Inc. (a) (b)	17	3,955
CVS Health Corporation	418	33,002
Danaher Corporation	215	49,712
DaVita Inc. (a)	18	1,855
Dentsply Sirona Inc. (b)	70	2,484
DexCom, Inc. (a) (b)	127	15,773
Edwards Lifesciences Corporation (a)	199	15,183
Elevance Health, Inc.	77	36,240
Eli Lilly and Company	261	152,249
GE HealthCare Technologies Inc. (b)	119	9,209
Gilead Sciences, Inc.	406	32,926
HCA Healthcare, Inc. (b)	65	17,536
Henry Schein, Inc. (a) (b)	41	3,128
Hologic, Inc. (a)	81	5,775
Humana Inc.	41	18,706
IDEXX Laboratories, Inc. (a)	27	15,092
Illumina, Inc. (a)	51	7,045
Incyte Corporation (a)	62	3,906
Insulet Corporation (a)	23	4,965
Intuitive Surgical, Inc. (a)	115	38,849
IQVIA Holdings Inc (a)	60	13,876
Johnson & Johnson	789	123,624
Laboratory Corporation of America Holdings (b)	29	6,539
McKesson Corporation	44	20,150
Medtronic, Inc.	438	36,074
Merck & Co., Inc.	829	90,330
Mettler-Toledo International Inc. (a)	7	8,446
Moderna, Inc. (a)	107	10,689
Molina Healthcare, Inc. (a)	19	6,900
Pfizer Inc.	1,849	53,239
Quest Diagnostics Incorporated	38	5,227
Regeneron Pharmaceuticals, Inc. (a)	35	30,833
ResMed Inc.	48	8,304
Revvity, Inc. (b)	37	4,061
Steris Public Limited Company (b)	33	7,356
Stryker Corporation (b)	111	33,286
Teleflex Incorporated	15	3,751
The Cigna Group	96	28,733
The Cooper Companies, Inc.	16	5,993
Thermo Fisher Scientific Inc.	126	67,079
UnitedHealth Group Incorporated	303	159,272
Universal Health Services, Inc. - Class B	22	3,305
Vertex Pharmaceuticals Incorporated (a)	84	34,294
Viatris Inc.	393	4,254
Waters Corporation (a) (b)	20	6,448
West Pharmaceutical Services, Inc.	24	8,418
Zimmer Biomet Holdings, Inc.	67	8,198
Zoetis Inc. - Class A	150	29,629
		1,652,607
Consumer Discretionary 10.8%
Airbnb, Inc. - Class A (a) (b)	140	19,090
Amazon.com, Inc. (a)	2,974	451,860
Aptiv PLC (a)	88	7,852
AutoZone, Inc. (a) (b)	6	14,914
Bath & Body Works, Inc.	77	3,325
Best Buy Co., Inc.	66	5,130
Booking Holdings Inc. (a)	11	40,481
BorgWarner Inc.	76	2,719
Caesars Entertainment, Inc. (a) (b)	68	3,171
CarMax, Inc. (a) (b)	52	4,020
Carnival Corporation (a) (b)	325	6,022
Chipotle Mexican Grill, Inc. (a)	9	20,340
D.R. Horton, Inc. (b)	102	15,456
Darden Restaurants, Inc. (b)	40	6,646
Domino's Pizza, Inc.	12	4,816
eBay Inc. (b)	170	7,405
ETSY, Inc. (a) (b)	41	3,298
Expedia Group, Inc. (a)	45	6,886
Ford Motor Company (b)	1,282	15,628
Garmin Ltd. (b)	50	6,386
General Motors Company (b)	453	16,262
Genuine Parts Company	45	6,287
Hasbro, Inc. (b)	45	2,319
Hilton Worldwide Holdings Inc.	86	15,662
Home Depot, Inc., The	327	113,359
Las Vegas Sands Corp.	112	5,501
Lennar Corporation - Class A	82	12,195
LKQ Corporation	84	3,992
Lowe`s Companies, Inc.	189	42,010
Lululemon Athletica Canada Inc. (a)	36	18,539
Marriott International, Inc. - Class A	81	18,197
McDonald's Corporation	237	70,346
MGM Resorts International (a)	92	4,125
Mohawk Industries, Inc. (a)	16	1,702
Nike, Inc. - Class B	402	43,623
Norwegian Cruise Line Holdings Ltd. (a) (b)	148	2,968
NVR, Inc. (a)	1	7,154
O'Reilly Automotive, Inc. (a)	19	18,385
Pool Corporation (b)	13	5,161
PulteGroup, Inc.	71	7,293
Ralph Lauren Corporation - Class A (b)	12	1,783
Ross Stores, Inc.	113	15,628
Royal Caribbean Cruises Ltd. (a) (b)	72	9,284
Starbucks Corporation	374	35,882
Tapestry, Inc. (b)	81	2,993
Tesla Inc. (a)	904	224,740
TJX Companies, Inc., The	374	35,074
Tractor Supply Company (b)	36	7,737
Ulta Beauty, Inc. (a)	17	8,266
V.F. Corporation (b)	107	2,003
Whirlpool Corporation (b)	18	2,211
Wynn Resorts, Limited (b)	31	2,801
Yum! Brands, Inc.	92	12,036
		1,420,963
Industrials 8.8%
3M Company	180	19,689
A. O. Smith Corporation	39	3,203
Allegion Public Limited Company (b)	29	3,651
American Airlines Group Inc. (a)	241	3,313
AMETEK, Inc.	75	12,448
Automatic Data Processing, Inc.	136	31,567
Axon Enterprise, Inc. (a)	23	5,964
Broadridge Financial Solutions, Inc.	40	8,150
Builders FirstSource, Inc. (a)	40	6,738
C.H. Robinson Worldwide, Inc.	39	3,373
Carrier Global Corporation	275	15,827
Caterpillar Inc.	167	49,320
Ceridian HCM Holding Inc. (a) (b)	52	3,469
Cintas Corporation	28	17,066
Copart, Inc. (a)	279	13,661
CSX Corporation	657	22,783
Cummins Inc.	46	10,913
Deere & Company	88	35,031
Delta Air Lines, Inc.	207	8,316
Dover Corporation	46	7,121
Eaton Corporation Public Limited Company	130	31,353
Emerson Electric Co.	188	18,322
Equifax Inc. (b)	41	10,262
Expeditors International of Washington, Inc. - Class A (b)	47	6,037
Fastenal Company	186	12,047
FedEx Corporation (b)	76	19,275
Fortive Corporation	119	8,743
Generac Holdings Inc. (a) (b)	20	2,637
General Dynamics Corporation	75	19,351
General Electric Company	357	45,581

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Honeywell International Inc.	216	45,391
Howmet Aerospace Inc.	121	6,566
Hubbell Incorporated	16	5,108
Huntington Ingalls Industries, Inc.	13	3,281
IDEX Corporation (b)	24	5,267
Illinois Tool Works Inc. (b)	90	23,609
Ingersoll Rand Inc.	131	10,118
J.B. Hunt Transport Services, Inc. (b)	27	5,363
Jacobs Solutions Inc.	42	5,400
Johnson Controls International Public Limited Company (b)	223	12,870
L3Harris Technologies, Inc.	62	13,123
Leidos Holdings, Inc.	45	4,890
Lockheed Martin Corporation	72	32,734
Masco Corporation	77	5,159
Nordson Corporation	16	4,224
Norfolk Southern Corporation	74	17,407
Northrop Grumman Corporation	46	21,704
Old Dominion Freight Line, Inc.	29	11,713
Otis Worldwide Corporation	133	11,860
PACCAR Inc	175	17,059
Parker-Hannifin Corporation	42	19,278
Paychex, Inc. (b)	103	12,310
Paycom Software, Inc.	16	3,224
Pentair Public Limited Company	55	3,973
Quanta Services, Inc.	48	10,324
Republic Services, Inc.	68	11,227
Robert Half Inc.	35	3,052
Rockwell Automation, Inc.	38	11,681
Rollins, Inc.	75	3,294
RTX Corporation	470	39,572
Snap-on Incorporated	17	5,027
Southwest Airlines Co. (b)	191	5,528
Stanley Black & Decker, Inc.	54	5,331
Textron Inc.	69	5,534
The Boeing Company (a)	185	48,293
Trane Technologies Public Limited Company	76	18,425
TransDigm Group Incorporated	18	17,780
Uber Technologies, Inc. (a)	673	41,442
Union Pacific Corporation	200	49,214
United Airlines Holdings, Inc. (a)	105	4,346
United Parcel Service, Inc. - Class B	237	37,248
United Rentals, Inc. (b)	22	12,553
Veralto Corporation (b)	72	5,924
Verisk Analytics, Inc.	47	11,343
W. W. Grainger, Inc.	14	11,778
Waste Management, Inc. (b)	119	21,368
Westinghouse Air Brake Technologies Corporation	58	7,336
Xylem Inc.	78	8,950
		1,153,412
Communication Services 8.5%
Alphabet Inc. - Class A (a)	1,936	270,396
Alphabet Inc. - Class C (a)	1,629	229,593
AT&T Inc.	2,345	39,350
Comcast Corporation - Class A	1,313	57,595
Electronic Arts Inc.	81	11,093
Former Charter Communications Parent, Inc. - Class A (a)	33	12,742
Fox Corporation - Class A	85	2,535
Fox Corporation - Class B	45	1,240
Live Nation Entertainment, Inc. (a) (b)	47	4,398
Match Group, Inc. (a) (b)	91	3,324
Meta Platforms, Inc. - Class A (a)	726	256,975
Netflix, Inc. (a) (b)	143	69,701
News Corporation - Class A	130	3,198
News Corporation - Class B (b)	38	969
Omnicom Group Inc.	65	5,609
Paramount Global - Class B (b)	166	2,455
Take-Two Interactive Software, Inc. (a) (b)	51	8,220
The Interpublic Group of Companies, Inc. (b)	131	4,270
T-Mobile USA, Inc. (b)	166	26,685
Verizon Communications Inc.	1,377	51,912
Walt Disney Company, The	599	54,040
Warner Bros. Discovery, Inc. - Series A (a) (b)	708	8,059
		1,124,359
Consumer Staples 6.1%
Altria Group, Inc.	581	23,448
Archer-Daniels-Midland Company	175	12,655
Brown-Forman Corporation - Class B (b)	54	3,075
Bunge Limited	49	4,982
Campbell Soup Company (b)	64	2,759
Church & Dwight Co., Inc. (b)	81	7,620
Colgate-Palmolive Company	270	21,497
Conagra Brands, Inc. (b)	156	4,483
Constellation Brands, Inc. - Class A	53	12,923
Costco Wholesale Corporation	145	95,535
Dollar General Corporation	74	10,049
Dollar Tree, Inc. (a) (b)	69	9,756
General Mills, Inc.	190	12,385
Hormel Foods Corporation	94	3,003
Kellanova (b)	85	4,729
Kenvue Inc.	542	11,675
Keurig Dr Pepper Inc. (b)	331	11,025
Kimberly-Clark Corporation	110	13,350
Kraft Foods Group, Inc.	256	9,458
Lamb Weston Holdings, Inc.	45	4,826
McCormick & Company, Incorporated (b)	79	5,422
Molson Coors Beverage Company - Class B	63	3,843
Mondelez International, Inc. - Class A	448	32,438
Monster Beverage 1990 Corporation (a)	245	14,092
PepsiCo, Inc.	451	76,578
Philip Morris International Inc.	507	47,671
Procter & Gamble Company, The	772	113,145
Sysco Corporation	165	12,101
Target Corporation	152	21,610
The Clorox Company	41	5,780
The Coca-Cola Company	1,275	75,121
The Estee Lauder Companies Inc. - Class A (b)	76	11,145
The Hershey Company	49	9,162
The J. M. Smucker Company	35	4,414
The Kroger Co.	222	10,126
Tyson Foods, Inc. - Class A	95	5,109
Walgreens Boots Alliance, Inc. (b)	232	6,069
Walmart Inc.	465	73,321
		806,380
Energy 3.9%
Apa Corp.	101	3,609
Baker Hughes Company - Class A	329	11,237
Chevron Corporation	574	85,652
ConocoPhillips	388	45,080
Coterra Energy Inc.	240	6,136
Devon Energy Corporation	211	9,546
Diamondback Energy, Inc.	60	9,283
EOG Resources, Inc.	192	23,162
EQT Corporation (b)	121	4,682
Exxon Mobil Corporation	1,310	130,993
Halliburton Company	291	10,521
Hess Corporation	91	13,064
Kinder Morgan, Inc.	652	11,494
Marathon Oil Corporation	191	4,625
Marathon Petroleum Corporation (b)	124	18,425
Occidental Petroleum Corporation (b)	218	13,030
ONEOK, Inc. (b)	182	12,813
Phillips 66	146	19,499
Pioneer Natural Resources Company	77	17,329
Schlumberger Limited	463	24,106
Targa Resources Corp.	74	6,444
The Williams Companies, Inc.	394	13,722
Valero Energy Corporation	111	14,476
		508,928
Real Estate 2.5%
Alexandria Real Estate Equities, Inc. (b)	52	6,654
American Tower Corporation	154	33,320
AvalonBay Communities, Inc.	48	8,932
Boston Properties, Inc. (b)	47	3,311
Camden Property Trust	34	3,417
CBRE Group, Inc. - Class A (a)	98	9,087
CoStar Group, Inc. (a)	137	12,004
Crown Castle Inc.	144	16,589

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Digital Realty Trust, Inc. (b)	94	12,717
Equinix, Inc.	31	25,019
Equity Residential	110	6,699
Essex Property Trust, Inc. (b)	22	5,330
Extra Space Storage Inc. (b)	65	10,496
Federal Realty Investment Trust	26	2,670
Healthpeak OP, LLC	179	3,551
Host Hotels & Resorts, Inc. (b)	235	4,575
Invitation Homes Inc. (b)	190	6,476
Iron Mountain Incorporated (b)	96	6,707
KRC Interim Corp. (b)	200	4,255
Mid-America Apartment Communities, Inc. (b)	39	5,232
ProLogis Inc.	303	40,337
Public Storage Operating Company (b)	53	16,190
Realty Income Corporation (b)	220	12,653
Regency Centers Corporation	47	3,127
SBA Communications Corporation - Class A	35	8,985
Simon Property Group, Inc.	106	15,187
UDR, Inc.	102	3,922
Ventas, Inc. (b)	132	6,602
VICI Properties Inc. (b)	331	10,542
Welltower OP LLC	181	16,324
Weyerhaeuser Company	235	8,186
		329,096
Materials 2.4%
Air Products and Chemicals, Inc.	73	20,074
Albemarle Corporation (b)	38	5,559
Amcor Pty Ltd (b)	486	4,685
Avery Dennison Corporation	27	5,498
Ball Corporation (b)	108	6,233
Celanese Corporation - Class A (b)	34	5,305
CF Industries Holdings, Inc.	63	5,015
Corteva, Inc.	233	11,151
Dow Inc.	229	12,550
DuPont de Nemours, Inc.	141	10,821
Eastman Chemical Company	37	3,335
Ecolab Inc.	83	16,528
FMC Corporation (b)	41	2,600
Freeport-McMoRan Inc.	465	19,784
International Flavors & Fragrances Inc.	80	6,466
International Paper Company	107	3,868
Legacy Vulcan Corp.	43	9,723
Linde Public Limited Company	159	65,139
LyondellBasell Industries N.V. - Class A (b)	86	8,162
Martin Marietta Materials, Inc.	20	10,019
MOS Holdings Inc.	110	3,914
Newmont Corporation	362	14,981
Nucor Corporation (b)	82	14,237
Packaging Corporation of America	27	4,323
PPG Industries, Inc.	77	11,534
Steel Dynamics, Inc. (b)	50	5,933
The Sherwin-Williams Company	77	24,038
WestRock Company	84	3,484
		314,959
Utilities 2.3%
Alliant Energy Corporation	82	4,184
Ameren Corporation (b)	88	6,344
American Electric Power Company, Inc.	170	13,779
American Water Works Company, Inc.	64	8,392
Atmos Energy Corporation (b)	47	5,464
CenterPoint Energy, Inc. (b)	216	6,171
CMS Energy Corporation (b)	94	5,459
Consolidated Edison, Inc.	112	10,195
Constellation Energy Group, Inc.	106	12,363
Dominion Energy, Inc.	274	12,874
DTE Energy Company	67	7,391
Duke Energy Corporation	250	24,267
Edison International (b)	130	9,268
Entergy Corporation	65	6,541
Evergy, Inc. (b)	74	3,848
Eversource Energy	118	7,274
Exelon Corporation	330	11,853
FirstEnergy Corp.	169	6,196
NextEra Energy, Inc.	661	40,133
NiSource Inc.	130	3,451
NRG Energy, Inc. (b)	79	4,087
PG&E Corporation (b)	688	12,401
Pinnacle West Capital Corporation	38	2,715
PPL Corporation	246	6,655
Public Service Enterprise Group Incorporated	171	10,474
Sempra	205	15,299
The AES Corporation	216	4,153
The Southern Company	358	25,097
WEC Energy Group Inc.	102	8,600
Xcel Energy Inc.	182	11,287
		306,215
Total Common Stocks (cost $6,379,467)		13,095,841
SHORT TERM INVESTMENTS 5.0%
Securities Lending Collateral 4.7%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	121,837	121,837
Repurchase Agreement with CIT, 5.77% (Collateralized by various publicly traded equities and U.S. Treasury securities with a value of $306,001) acquired on 12/31/2023, due 4/1/2024 at $304,424	300,000	300,000
Repurchase Agreement with MSC, 5.73% (Collateralized by various publicly traded equities and U.S. Treasury securities with a value of $219,469) acquired on 12/31/2023, due 03/20/2024 at $202,547	200,000	200,000
		621,837
Investment Companies 0.3%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	32,754	32,754
Total Short Term Investments (cost $654,591)		654,591
Total Investments 104.5% (cost $7,034,058)		13,750,432
Other Derivative Instruments (0.0)%		(172)
Other Assets and Liabilities, Net (4.5)%		(589,965)
Total Net Assets 100.0%		13,160,295

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon S&P 500 Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	10/11/12	6,355	14,490	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Mellon S&P 500 Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	90,383	570,037	627,666	4,915	—	—	32,754	0.3
JNL Government Money Market Fund, 5.32% - Class SL	—	2,460,216	2,338,379	3,144	—	—	121,837	0.9
JNL Securities Lending Collateral Fund - Institutional Class	133,832	638,937	772,769	2,971	—	—	—	—
The Bank of New York Mellon Corporation	10,917	68	68	378	27	1,550	12,494	0.1
	235,132	3,669,258	3,738,882	11,408	27	1,550	167,085	1.3

JNL/Mellon S&P 500 Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	282	March 2024	66,226	(172)	1,736

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon S&P 500 Index Fund
Assets - Securities
Common Stocks	13,095,841	—	—	13,095,841
Short Term Investments	654,591	—	—	654,591
	13,750,432	—	—	13,750,432
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	1,736	—	—	1,736
	1,736	—	—	1,736

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon U.S. Stock Market Index Fund
COMMON STOCKS 99.4%
Information Technology 27.7%
Accenture Public Limited Company - Class A	69	24,328
ACI Worldwide, Inc. (a)	9	265
Adobe Inc. (a)	50	29,970
Advanced Energy Industries, Inc.	4	396
Advanced Micro Devices, Inc. (a)	178	26,223
Akamai Technologies, Inc. (a)	17	1,963
Alarm.Com Holdings, Inc. (a)	5	328
Allegro Microsystems Inc. (a)	7	209
Altair Engineering Inc. - Class A (a)	5	438
Amkor Technology, Inc.	12	410
Amphenol Corporation - Class A	65	6,459
Analog Devices, Inc.	55	10,946
ANSYS, Inc. (a)	10	3,512
AppFolio, Inc. - Class A (a)	3	443
Apple Inc.	1,615	310,890
Applied Materials, Inc.	92	14,978
AppLovin Corporation - Class A (a)	15	596
Arista Networks, Inc. (a)	28	6,613
Arrow Electronics, Inc. (a)	6	714
Asana, Inc. - Class A (a) (b)	10	196
Aspen Technology, Inc. (a)	3	692
Atlassian Corporation - Class A (a)	16	3,690
Autodesk, Inc. (a)	23	5,649
Avnet, Inc.	11	556
Axcelis Technologies, Inc. (a)	4	504
Badger Meter, Inc.	3	468
Belden Inc.	5	387
Bentley Systems, Incorporated - Class B	26	1,366
Bill Holdings, Inc. (a)	11	923
Blackbaud, Inc. (a)	5	434
Blackline, Inc. (a)	5	310
Box, Inc. - Class A (a)	16	410
Braze, Inc. - Class A (a)	6	303
Broadcom Inc.	49	54,256
C3.ai, Inc. - Class A (a) (b)	10	301
Cadence Design Systems, Inc. (a)	30	8,106
Calix, Inc. (a)	8	349
CCC Intelligent Solutions Holdings Inc. (a)	20	232
CDW Corp.	15	3,398
Ciena Corporation (a)	16	723
Cirrus Logic, Inc. (a)	6	494
Cisco Systems, Inc.	448	22,630
Cloudflare, Inc. - Class A (a)	32	2,689
Cognex Corporation	17	717
Cognizant Technology Solutions Corporation - Class A	56	4,254
Coherent Corp. (a)	15	662
CommVault Systems, Inc. (a)	5	391
Confluent, Inc. - Class A (a)	22	520
Corning Incorporated	86	2,616
Crane Nxt, Co.	7	387
CrowdStrike Holdings, Inc. - Class A (a)	25	6,375
Datadog, Inc. - Class A (a)	30	3,651
Dell Technologies Inc. - Class C	24	1,844
Diodes Incorporated (a)	5	421
DocuSign, Inc. (a)	23	1,341
Dolby Laboratories, Inc. - Class A	6	506
DoubleVerify Holdings, Inc. (a)	15	559
Dropbox, Inc. - Class A (a)	30	874
Dun & Bradstreet Holdings, Inc.	22	262
DXC Technology Company (a)	22	494
Dynatrace, Inc. (a)	24	1,337
Elastic N.V. (a)	9	1,058
Enphase Energy, Inc. (a)	14	1,820
Entegris, Inc.	16	1,867
EPAM Systems, Inc. (a)	6	1,929
Extreme Networks, Inc. (a)	12	207
F5, Inc. (a)	7	1,205
Fabrinet (a)	4	731
Fair Isaac Corporation (a)	3	3,051
First Solar, Inc. (a)	11	1,934
Five9, Inc. (a)	8	590
Flex Ltd. (a)	47	1,425
Fortinet, Inc. (a)	73	4,254
Freshworks, Inc. - Class A (a)	18	419
Gartner, Inc. (a)	8	3,679
Gen Digital Inc.	61	1,383
Gitlab Inc. - Class A (a)	9	585
GoDaddy Inc. - Class A (a)	14	1,504
Guidewire Software, Inc. (a)	9	927
Hewlett Packard Enterprise Company	142	2,417
HP, Inc.	93	2,796
HubSpot, Inc. (a)	5	3,126
Informatica Inc. - Class A (a)	5	145
Insight Enterprises, Inc. (a)	4	645
Intel Corporation	465	23,348
International Business Machines Corporation	100	16,410
Intuit Inc.	29	18,378
IPG Photonics Corporation (a)	3	363
Itron, Inc. (a)	6	437
Jabil Inc.	14	1,789
Juniper Networks, Inc.	33	986
Keysight Technologies, Inc. (a)	20	3,164
KLA Corporation	15	8,713
Kulicke and Soffa Industries, Inc.	6	326
Kyndryl Holdings, Inc. (a)	24	503
Lam Research Corporation	14	11,336
Lattice Semiconductor Corporation (a)	14	987
Littelfuse, Inc.	3	677
Lumentum Holdings Inc. (a)	7	391
MACOM Technology Solutions Holdings, Inc. (a)	6	563
Manhattan Associates, Inc. (a)	7	1,521
Marvell Technology, Inc.	94	5,652
Microchip Technology Incorporated	57	5,180
Micron Technology, Inc.	120	10,250
Microsoft Corporation	820	308,366
MicroStrategy Incorporated - Class A (a) (b)	1	854
MKS Instruments, Inc.	7	771
MongoDB, Inc. - Class A (a)	7	2,938
Monolithic Power Systems, Inc.	5	3,121
Motorola Solutions, Inc.	18	5,693
nCino OpCo, Inc. (a)	7	239
NCR Voyix Corporation (a)	18	311
NetApp, Inc.	24	2,110
Novanta Inc. (a)	4	747
Nutanix, Inc. - Class A (a)	26	1,254
NVIDIA Corporation	263	130,102
NXP Semiconductors N.V.	28	6,481
Okta, Inc. - Class A (a)	18	1,615
On Semiconductor Corporation (a)	48	4,020
Onto Innovation Inc. (a)	5	823
Oracle Corporation	175	18,452
Palantir Technologies Inc. - Class A (a)	204	3,498
Palo Alto Networks, Inc. (a)	35	10,341
Pegasystems Inc.	6	277
Plexus Corp. (a)	4	409
Power Integrations, Inc.	7	591
Powerschool Holdings, Inc. - Class A (a)	9	210
Procore Technologies, Inc. (a)	10	684
Progress Software Corporation	5	273
PTC Inc. (a)	13	2,218
Pure Storage, Inc. - Class A (a)	32	1,134
Qorvo, Inc. (a)	11	1,229
Qualcomm Incorporated	123	17,817
Qualys, Inc. (a)	4	702
Rambus Inc. (a)	12	808
Rapid7, Inc. (a)	8	439
RingCentral, Inc. - Class A (a)	12	396
Rogers Corporation (a)	2	287
Roper Technologies, Inc.	11	6,078
Salesforce, Inc. (a)	107	28,248
Samsara Inc. - Class A (a)	18	593
Sanmina Corporation (a)	5	279
Seagate Technology Holdings Public Limited Company	23	1,991
SentinelOne, Inc. - Class A (a)	29	784

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
ServiceNow, Inc. (a)	22	15,201
Silicon Laboratories Inc. (a)	4	500
Sitime Corporation (a)	2	265
Skyworks Solutions, Inc.	17	1,957
Smartsheet Inc. - Class A (a)	15	711
Snowflake Inc. - Class A (a)	34	6,783
SolarEdge Technologies Ltd. (a)	6	598
Splunk Inc. (a)	17	2,562
Sprout Social, Inc. - Class A (a)	6	374
SPS Commerce, Inc. (a)	4	780
Squarespace, Inc. - Class A (a)	4	118
Super Micro Computer, Inc. (a)	5	1,414
Synaptics Incorporated (a)	4	506
Synopsys, Inc. (a)	16	8,351
TD SYNNEX Corporation	6	619
TE Connectivity Ltd. (c)	32	4,509
Teledyne Technologies Incorporated (a)	5	2,343
Tenable Holdings, Inc. (a)	11	504
Teradata Corporation (a)	10	452
Teradyne, Inc.	17	1,832
Texas Instruments Incorporated	100	17,044
Trimble Inc. (a)	26	1,386
Twilio Inc. - Class A (a)	20	1,482
Tyler Technologies, Inc. (a)	4	1,848
Uipath, Inc. - Class A (a)	42	1,042
Unity Software Inc. (a) (b)	29	1,176
Universal Display Corporation	4	847
Varonis Systems, Inc. (a)	10	464
VeriSign, Inc. (a)	10	2,069
ViaSat, Inc. (a) (b)	8	224
Vishay Intertechnology, Inc.	12	293
Vontier Corporation	14	480
Western Digital Corporation (a)	35	1,811
Wolfspeed, Inc. (a)	13	581
Workday, Inc. - Class A (a)	24	6,500
Workiva Inc. - Class A (a)	5	558
Zebra Technologies Corporation - Class A (a)	6	1,628
Zoom Video Communications, Inc. - Class A (a)	26	1,843
Zscaler, Inc. (a)	10	2,219
		1,385,686
Financials 13.2%
Affiliated Managers Group, Inc.	4	575
Affirm Holdings, Inc. - Class A (a) (b)	20	997
AFLAC Incorporated	59	4,838
AGNC Investment Corp. (b)	70	691
Ally Financial Inc.	31	1,088
American Equity Investment Life Holding Company (a)	8	467
American Express Company	64	11,999
American Financial Group, Inc.	8	914
American International Group, Inc.	73	4,938
Ameriprise Financial, Inc.	11	4,225
Ameris Bancorp	9	477
Annaly Capital Management, Inc.	56	1,076
AON Public Limited Company - Class A	22	6,498
Apollo Global Management, Inc.	44	4,131
Arch Capital Group Ltd. (a)	40	2,990
Ares Management Corporation - Class A	18	2,179
Arthur J. Gallagher & Co.	24	5,404
Artisan Partners Asset Management Inc. - Class A	10	446
Associated Banc-Corp	16	345
Assurant, Inc.	5	889
Assured Guaranty Ltd.	6	438
AXIS Capital Holdings Limited	8	452
Axos Financial, Inc. (a)	6	315
BancFirst Corporation	1	123
Bank of America Corporation	760	25,582
Bank OZK	13	652
Berkshire Hathaway Inc. - Class B (a)	200	71,338
BlackRock, Inc.	16	12,943
Blackstone Inc. - Class A	78	10,194
Blackstone Mortgage Trust, Inc. - Class A (b)	21	443
Block, Inc. - Class A (a)	60	4,630
Blue Owl Capital Inc. - Class A	44	662
BOK Financial Corporation	4	325
Brighthouse Financial, Inc. (a)	9	472
Brown & Brown, Inc.	26	1,867
Cadence Bank	18	539
Capital One Financial Corporation	40	5,219
Cathay General Bancorp	8	365
Chubb Limited	42	9,471
Cincinnati Financial Corporation	18	1,839
Citigroup Inc.	211	10,874
Citizens Financial Group, Inc.	51	1,687
CME Group Inc. - Class A	39	8,307
CNO Financial Group, Inc.	12	334
Cohen & Steers, Inc.	4	293
Coinbase Global, Inc. - Class A (a)	18	3,126
Columbia Banking System, Inc.	23	606
Comerica Incorporated	16	887
Commerce Bancshares, Inc.	13	721
Community Bank System, Inc.	7	377
Corebridge Financial, Inc.	11	248
Credit Acceptance Corporation (a)	1	300
Cullen/Frost Bankers, Inc.	7	776
Discover Financial Services	28	3,121
East West Bancorp, Inc.	16	1,172
Enstar Group Limited (a)	2	479
Equitable Holdings, Inc.	34	1,148
Erie Indemnity Company - Class A	3	931
Essent Group Ltd.	14	714
Euronet Worldwide, Inc. (a)	6	609
Evercore Inc. - Class A	4	647
Everest Re Group, Ltd.	5	1,661
F.N.B. Corporation	33	454
FactSet Research Systems Inc.	4	1,884
Federated Hermes, Inc. - Class B	12	391
Fidelity National Financial, Inc. - Class A	30	1,515
Fidelity National Information Services, Inc.	66	3,969
Fifth Third Bancorp	70	2,423
First American Financial Corporation	11	728
First Bancorp.	11	181
First Citizens BancShares, Inc. - Class A	1	1,923
First Financial Bankshares, Inc.	11	338
First Hawaiian, Inc.	17	395
First Horizon Corporation	55	780
First Interstate BancSystem, Inc. - Class A	8	258
FirstCash Holdings, Inc.	5	496
Fiserv, Inc. (a)	61	8,117
FleetCor Technologies, Inc. (a)	8	2,188
Flywire Corporation (a)	9	213
Franklin Resources, Inc.	26	778
Freedom Holding Corp. (a) (b)	3	236
Genworth Financial, Inc. - Class A (a)	46	305
Glacier Bancorp, Inc. (b)	13	550
Global Payments Inc.	25	3,236
Globe Life Inc.	10	1,204
Hamilton Lane Incorporated - Class A	4	424
Hancock Whitney Corporation	12	571
Home BancShares, Inc.	20	512
Houlihan Lokey, Inc. - Class A	5	585
Huntington Bancshares Incorporated	150	1,913
Independence Holdings, LLC	14	670
Independent Bank Corp.	5	355
Interactive Brokers Group, Inc. - Class A	11	953
Intercontinental Exchange, Inc.	64	8,197
International Bancshares Corporation	5	252
Invesco Ltd.	25	453
J.P. Morgan Chase & Co.	319	54,204
Jack Henry & Associates, Inc.	9	1,394
Jackson Financial Inc. - Class A (d)	10	495
Janus Henderson Group PLC	16	491
Jefferies Financial Group Inc.	18	721
K.K.R. Co., Inc. - Class A	73	6,059
KeyCorp	104	1,503
Kinsale Capital Group, Inc.	2	794
Lincoln National Corporation	18	486
Loews Corporation	21	1,438
LPL Financial Holdings Inc.	8	1,885
M&T Bank Corporation	19	2,560

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Markel Group Inc. (a)	1	1,803
MarketAxess Holdings Inc.	4	1,253
Marsh & Mclennan Companies, Inc.	54	10,298
MasterCard Incorporated - Class A	92	39,159
MetLife, Inc.	71	4,669
MGIC Investment Corporation	34	664
Moelis & Company - Class A	7	379
Moody's Corporation	17	6,750
Morgan Stanley	139	13,003
Morningstar, Inc.	3	882
Mr. Cooper Group Inc. (a)	6	394
MSCI Inc. - Class A	9	4,853
Nasdaq, Inc.	44	2,534
Nelnet, Inc. - Class A	2	179
New York Community Bancorp, Inc. - Series A	87	889
Northern Trust Corporation	23	1,918
Old National Bancorp	38	642
Old Republic International Corporation	30	889
PayPal Holdings, Inc. (a)	120	7,385
PennyMac Financial Services, Inc.	3	235
Pinnacle Financial Partners, Inc.	8	718
Popular, Inc.	7	592
Primerica, Inc.	4	812
Principal Financial Group, Inc.	24	1,859
Prosperity Bancshares, Inc.	10	672
Prudential Financial, Inc.	39	4,081
Radian Group Inc.	16	453
Raymond James Financial, Inc.	21	2,384
Regions Financial Corporation	107	2,074
Reinsurance Group of America, Incorporated	7	1,132
Remitly Global, Inc. (a)	15	288
RenaissanceRe Holdings Ltd	5	1,037
RITHM Capital Corp.	51	542
RLI Corp.	4	529
Robinhood Markets, Inc. - Class A (a)	53	677
Ryan Specialty Group Holdings, Inc. - Class A (a)	12	526
S&P Global Inc.	35	15,338
SEI Investments Company	11	707
Selective Insurance Group, Inc.	6	644
ServisFirst Bancshares, Inc.	5	331
Shift4 Payments, LLC - Class A (a) (b)	5	398
SLM Corporation	27	517
SoFi Technologies, Inc. (a)	96	956
Southstate Corporation	7	556
Starwood Property Trust, Inc. (b)	35	731
State Street Corporation	33	2,588
Stifel Financial Corp.	11	737
Synchrony Financial	43	1,632
Synovus Financial Corp.	18	667
T. Rowe Price Group, Inc.	25	2,734
Texas Capital Bancshares, Inc. (a)	4	251
TFS Financial Corporation	8	115
The Allstate Corporation	29	4,083
The Bank of New York Mellon Corporation (d)	86	4,465
The Carlyle Group, Inc.	24	973
The Charles Schwab Corporation	159	10,916
The Goldman Sachs Group, Inc.	36	13,816
The Hanover Insurance Group, Inc.	4	432
The Hartford Financial Services Group, Inc.	30	2,448
The PNC Financial Services Group, Inc.	44	6,755
The Progressive Corporation	64	10,255
The Travelers Companies, Inc.	26	4,860
The Western Union Company	36	433
Toast, Inc. - Class A (a)	43	783
Tradeweb Markets Inc. - Class A	13	1,149
Truist Financial Corporation	149	5,484
U.S. Bancorp	170	7,359
UMB Financial Corporation	6	506
United Bankshares, Inc.	18	672
United Community Banks, Inc.	14	416
Unum Group	21	927
Valley National Bancorp	44	483
Visa Inc. - Class A	174	45,406
Voya Financial, Inc.	10	746
W. R. Berkley Corporation	22	1,553
Walker & Dunlop, Inc.	4	437
Webster Financial Corporation	19	949
Wells Fargo & Company	401	19,722
Western Alliance Bancorporation	13	853
Wex, Inc. (a)	5	949
White Mountains Insurance Group Ltd	—	328
Willis Towers Watson Public Limited Company	11	2,665
Wintrust Financial Corporation	6	536
WSFS Financial Corporation	6	268
Zions Bancorporation, National Association	14	611
Zurich American Corporation	9	416
		660,241
Health Care 12.3%
10X Genomics, Inc. - Class A (a)	10	578
Abbott Laboratories	191	21,063
AbbVie Inc.	195	30,188
Acadia Healthcare Company, Inc. (a)	10	744
ACADIA Pharmaceuticals Inc. (a)	12	388
Agilent Technologies, Inc.	31	4,265
Agilon Health Management, Inc. (a)	37	463
Align Technology, Inc. (a)	8	2,151
Alkermes Public Limited Company (a)	16	447
Alnylam Pharmaceuticals, Inc. (a)	14	2,658
Amedisys, Inc. (a)	3	302
Amgen Inc.	59	17,006
Amicus Therapeutics, Inc. (a)	27	381
AMN Healthcare Services, Inc. (a)	5	341
Apellis Pharmaceuticals, Inc. (a)	12	737
Arrowhead Pharmaceuticals Inc (a)	14	424
Avantor, Inc. (a)	75	1,721
Axonics, Inc. (a)	5	309
Axsome Therapeutics, Inc. (a) (b)	4	324
Azenta, Inc. (a)	6	392
Baxter International Inc.	56	2,159
Becton, Dickinson and Company	30	7,402
Biogen Inc. (a)	16	4,060
BioMarin Pharmaceutical Inc. (a)	21	2,072
Bio-Rad Laboratories, Inc. - Class A (a)	2	774
Bio-Techne Corporation	18	1,385
Blueprint Medicines Corporation (a)	6	573
Boston Scientific Corporation (a)	160	9,276
Bridgebio Pharma, Inc. (a) (b)	12	489
Bristol-Myers Squibb Company	222	11,387
Bruker Corporation	10	738
Canticle Pharmaceuticals, Inc. (a) (b)	2	354
Cardinal Health, Inc.	27	2,698
Catalent, Inc. (a)	19	836
Cencora, Inc.	17	3,557
Centene Corporation (a)	61	4,496
Cerevel Therapeutics Holdings, Inc. - Class A (a)	9	364
Charles River Laboratories International, Inc. (a)	5	1,275
Chemed Corporation	2	945
CONMED Corporation	4	421
Corcept Therapeutics Incorporated (a)	11	372
CorVel Corporation (a)	1	272
CRISPR Therapeutics AG (a) (b)	10	605
CVS Health Corporation	141	11,155
Cytokinetics, Incorporated (a)	10	855
Danaher Corporation	75	17,353
DaVita Inc. (a)	6	643
Denali Therapeutics Inc. (a)	11	244
Dentsply Sirona Inc.	23	835
DexCom, Inc. (a)	42	5,219
Doximity, Inc. - Class A (a)	12	347
Edwards Lifesciences Corporation (a)	68	5,165
Elanco Animal Health Incorporated (a)	51	760
Elevance Health, Inc.	25	11,613
Eli Lilly and Company	93	54,340
Encompass Health Corporation	11	701
Enovis Corporation (a)	6	351
Envista Holdings Corporation (a)	17	418
Evolent Health, Inc. - Class A (a)	11	367
Exact Sciences Corporation (a)	21	1,531
Exelixis, Inc. (a)	31	745

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Fortrea Holdings Inc. (a)	9	319
GE HealthCare Technologies Inc.	43	3,298
Gilead Sciences, Inc.	137	11,067
Glaukos Corporation (a)	5	395
Globus Medical, Inc. - Class A (a)	12	630
Guardant Health, Inc. (a)	10	278
Haemonetics Corporation (a)	6	556
Halozyme Therapeutics, Inc. (a)	14	523
HCA Healthcare, Inc.	22	5,912
HealthEquity, Inc. (a)	9	589
Henry Schein, Inc. (a)	15	1,114
Hologic, Inc. (a)	27	1,919
Humana Inc.	13	5,810
ICU Medical, Inc. (a)	3	264
IDEXX Laboratories, Inc. (a)	9	5,138
Illumina, Inc. (a)	17	2,426
ImmunoGen, Inc. (a)	30	903
Immunovant, Inc. (a)	7	302
Inari Medical, Inc. (a)	6	368
Incyte Corporation (a)	22	1,366
Insmed Incorporated (a)	17	524
Inspire Medical Systems, Inc. (a)	3	630
Insulet Corporation (a)	7	1,610
Integer Holdings Corporation (a)	4	370
Integra LifeSciences Holdings Corporation (a)	7	288
Intellia Therapeutics, Inc. (a)	10	296
Intra-Cellular Therapies, Inc. (a)	8	594
Intuitive Surgical, Inc. (a)	37	12,490
Ionis Pharmaceuticals, Inc. (a)	15	759
IQVIA Holdings Inc (a)	20	4,725
Irhythm Technologies, Inc. (a)	4	397
Jazz Pharmaceuticals Public Limited Company (a)	7	866
Johnson & Johnson	266	41,631
Karuna Therapeutics, Inc. (a)	4	1,299
Krystal Biotech, Inc. (a)	3	310
Laboratory Corporation of America Holdings	9	2,109
Lantheus Holdings, Inc. (a)	7	427
LivaNova PLC (a)	8	408
Masimo Corporation (a)	5	637
McKesson Corporation	15	6,794
Medpace Holdings, Inc. (a)	3	767
Medtronic, Inc.	147	12,080
Merck & Co., Inc.	280	30,498
Merit Medical Systems, Inc. (a)	6	488
Mettler-Toledo International Inc. (a)	2	2,813
Mirati Therapeutics, Inc. (a)	7	405
Moderna, Inc. (a)	36	3,544
Molina Healthcare, Inc. (a)	6	2,226
Natera, Inc. (a)	12	743
Neogen Corporation (a)	20	403
Neurocrine Biosciences, Inc. (a)	10	1,365
Nuvalent, Inc. - Class A (a)	4	294
Option Care Health, Inc. (a)	21	697
Organon & Co.	30	433
Patterson Companies, Inc.	6	163
Penumbra, Inc. (a)	4	994
Perrigo Company Public Limited Company	12	402
Pfizer Inc.	619	17,834
Premier Healthcare Solutions, Inc. - Class A	17	372
Prestige Consumer Healthcare Inc. (a)	5	316
Privia Health Group Inc. (a)	15	337
Progyny, Inc. (a)	9	345
Quest Diagnostics Incorporated	13	1,726
Quidelortho Corporation (a)	7	495
R1 RCM Holdco Inc. (a)	26	277
Regeneron Pharmaceuticals, Inc. (a)	12	10,393
Repligen Corporation (a)	5	978
ResMed Inc.	16	2,819
Revolution Medicines, Inc. (a)	11	306
Revvity, Inc.	14	1,476
Roivant Sciences Ltd. (a)	37	416
Royalty Pharma PLC - Class A	38	1,066
Sarepta Therapeutics, Inc. (a)	10	1,004
Select Medical Holdings Corporation	14	333
Sgry, LLC (a) (b)	6	201
Shockwave Medical, Inc. (a)	4	838
Sotera Health LLC (a) (b)	10	162
Steris Public Limited Company	11	2,461
Stryker Corporation	38	11,448
Teladoc Health, Inc. (a)	14	310
Teleflex Incorporated	5	1,318
Tenet Healthcare Corporation (a)	11	849
The Cigna Group	30	9,061
The Cooper Companies, Inc.	6	2,094
The Ensign Group, Inc.	6	717
Thermo Fisher Scientific Inc.	43	22,626
Ultragenyx Pharmaceutical Inc. (a)	9	433
United Therapeutics Corporation (a)	5	1,130
UnitedHealth Group Incorporated	102	53,673
Universal Health Services, Inc. - Class B	6	968
Vaxcyte, Inc. (a)	11	686
Veeva Systems Inc. - Class A (a)	16	3,129
Vertex Pharmaceuticals Incorporated (a)	28	11,521
Viatris Inc.	134	1,449
Waters Corporation (a)	7	2,170
West Pharmaceutical Services, Inc.	8	2,830
Zimmer Biomet Holdings, Inc.	21	2,558
Zoetis Inc. - Class A	51	9,975
		615,790
Consumer Discretionary 11.0%
Academy Sports & Outdoors, Inc.	10	640
Acushnet Holdings Corp.	2	141
Adient Public Limited Company (a)	13	462
ADT, Inc.	20	139
Advance Auto Parts, Inc.	6	375
Airbnb, Inc. - Class A (a)	45	6,084
Amazon.com, Inc. (a)	1,030	156,438
American Eagle Outfitters, Inc.	21	437
Aptiv PLC (a)	31	2,771
Aramark	32	892
Asbury Automotive Group, Inc. (a)	3	584
Autoliv, Inc.	9	976
AutoNation, Inc. (a)	3	430
AutoZone, Inc. (a)	2	5,114
Bath & Body Works, Inc.	26	1,134
Best Buy Co., Inc.	21	1,682
Booking Holdings Inc. (a)	4	13,164
BorgWarner Inc.	28	996
Boyd Gaming Corporation	9	534
Bright Horizons Family Solutions, Inc. (a)	6	574
Brunswick Corporation	7	663
Burlington Stores, Inc. (a)	7	1,331
Caesars Entertainment, Inc. (a)	23	1,072
Capri Holdings Limited (a)	12	600
CarMax, Inc. (a)	18	1,356
Carnival Corporation (a)	104	1,921
Carter's, Inc.	2	183
Cavco Industries, Inc. (a)	1	308
Chewy, Inc. - Class A (a) (b)	10	229
Chipotle Mexican Grill, Inc. (a)	3	6,262
Choice Hotels International, Inc. (b)	3	318
Churchill Downs Incorporated	8	1,023
Columbia Sportswear Company	5	401
Coupang, Inc. - Class A (a)	129	2,093
Crocs, Inc. (a)	7	694
D.R. Horton, Inc.	33	5,034
Darden Restaurants, Inc.	13	2,182
Deckers Outdoor Corporation (a)	3	1,831
Dick's Sporting Goods, Inc.	6	905
Dillard's, Inc. - Class A	—	11
DK Crown Holdings Inc. - Class A (a)	50	1,772
Domino's Pizza, Inc.	4	1,528
Doordash, Inc. - Class A (a)	29	2,907
Duolingo, Inc. - Class A (a)	4	880
eBay Inc.	57	2,495
ETSY, Inc. (a)	13	1,085
Expedia Group, Inc. (a)	15	2,222
Five Below, Inc. (a)	6	1,323
Floor & Decor Holdings, Inc. - Class A (a)	12	1,296

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Ford Motor Company	426	5,196
Fox Factory Holding Corp. (a)	4	266
Frontdoor, Inc. (a)	12	409
GameStop Corp. - Class A (a) (b)	28	490
Garmin Ltd.	17	2,195
General Motors Company	150	5,400
Gentex Corporation	27	874
Genuine Parts Company	15	2,059
Graham Holdings Co., Ltd. - Class B	—	344
Grand Canyon Education, Inc. (a)	3	447
Group 1 Automotive, Inc.	2	518
H & R Block, Inc.	16	761
Harley-Davidson, Inc.	15	538
Hasbro, Inc.	15	778
Helen of Troy Limited (a)	2	276
Hilton Grand Vacations Inc. (a)	8	309
Hilton Worldwide Holdings Inc.	25	4,540
Home Depot, Inc., The	110	38,017
Hyatt Hotels Corporation - Class A	3	453
Installed Building Products, Inc.	3	545
KB Home	8	474
Kohl's Corporation	9	261
Kontoor Brands, Inc.	6	352
Krispy Kreme, Inc. (b)	15	223
Las Vegas Sands Corp.	34	1,652
LCI Industries	3	411
Lear Corporation	7	918
Leggett & Platt, Incorporated	15	389
Lennar Corporation - Class A	28	4,111
Lennar Corporation - Class B	1	157
LGI Homes, Inc. (a)	2	310
Life Time Group Holdings, Inc. (a)	3	47
Light & Wonder, Inc. (a)	10	799
Lithia Motors, Inc. - Class A	3	1,007
LKQ Corporation	30	1,419
Lowe`s Companies, Inc.	63	14,020
Lucid Group, Inc. (a) (b)	89	374
Lululemon Athletica Canada Inc. (a)	12	6,258
M.D.C. Holdings, Inc.	5	274
Macy's, Inc.	28	554
Marriott International, Inc. - Class A	27	6,149
Marriott Vacations Worldwide Corporation	4	361
Mattel, Inc. (a)	40	759
McDonald's Corporation	80	23,741
MercadoLibre S.R.L (a)	5	8,544
Meritage Homes Corporation	3	547
MGM Resorts International (a)	31	1,388
Mobileye Global Inc. - Class A (a)	8	368
Mohawk Industries, Inc. (a)	6	573
Murphy USA Inc.	2	853
Newell Brands Inc.	41	358
Nike, Inc. - Class B	135	14,638
Nordstrom, Inc. (b)	7	128
Norwegian Cruise Line Holdings Ltd. (a)	49	992
NVR, Inc. (a)	—	2,366
Ollie's Bargain Outlet Holdings, Inc. (a)	6	435
O'Reilly Automotive, Inc. (a)	6	6,139
Papa John's International, Inc.	5	349
PENN Entertainment, Inc. (a)	17	444
Penske Automotive Group, Inc.	2	378
Planet Fitness, Inc. - Class A (a)	10	739
Polaris Inc.	6	551
Pool Corporation	4	1,644
PulteGroup, Inc.	24	2,526
PVH Corp.	7	855
Quantumscape Battery, Inc. - Class A (a) (b)	32	220
Ralph Lauren Corporation - Class A	4	619
Red Rock Resorts, Inc. - Class A	7	353
RH (a)	2	522
Ross Stores, Inc.	34	4,713
Royal Caribbean Cruises Ltd. (a)	26	3,309
Savers Value Village, Inc. (a)	18	318
Seaworld Entertainment, Inc. (a)	3	175
Service Corporation International	16	1,102
Shake Shack, Inc. - Class A (a)	4	333
Signet Jewelers Limited	5	510
Skechers U.S.A., Inc. - Class A (a)	14	858
Skyline Champion Corporation (a)	5	349
Starbucks Corporation	126	12,122
Steven Madden, Ltd.	10	432
Stride, Inc. (a)	5	282
Tapestry, Inc.	25	908
Taylor Morrison Home II Corporation - Class A (a)	12	619
Tempur Sealy International, Inc.	18	892
Tesla Inc. (a)	305	75,823
Texas Roadhouse, Inc. - Class A	8	993
The Gap, Inc.	24	498
The Goodyear Tire & Rubber Company (a)	32	453
The Wendy's Company	19	368
Thor Industries, Inc. (b)	7	797
TJX Companies, Inc., The	126	11,831
Toll Brothers, Inc.	11	1,149
TopBuild Corp. (a)	3	1,216
Topgolf Callaway Brands Corp. (a)	15	218
Tractor Supply Company	12	2,608
Travel + Leisure Co.	7	260
Ulta Beauty, Inc. (a)	5	2,453
Under Armour, Inc. - Class A (a)	6	52
Under Armour, Inc. - Class C (a)	30	248
Urban Outfitters, Inc. (a)	8	276
V.F. Corporation	37	693
Vail Resorts, Inc.	4	918
Valvoline, Inc. (a)	16	607
Visteon Corporation (a)	3	410
Wayfair Inc. - Class A (a)	11	668
Whirlpool Corporation	6	750
Williams-Sonoma, Inc.	7	1,328
Wingstop Inc.	3	826
Worthington Industries, Inc.	2	104
Wyndham Hotels & Resorts, Inc.	10	826
Wynn Resorts, Limited	11	984
YETI Holdings, Inc. (a)	11	565
Yum! Brands, Inc.	31	4,050
		552,350
Industrials 9.7%
3M Company	61	6,704
A. O. Smith Corporation	14	1,145
AAON, Inc.	7	511
ABM Industries Incorporated	6	277
Acuity Brands, Inc.	3	651
Advanced Drainage Systems, Inc.	7	1,009
AECOM	15	1,388
AeroVironment, Inc. (a)	3	341
AGCO Corporation	7	879
Air Lease Corporation - Class A	15	611
Alaska Air Group, Inc. (a)	15	596
Albany International Corp. - Class A	2	239
Alight, Inc. - Class A (a)	30	255
Allegion Public Limited Company	10	1,264
Allison Systems, Inc.	9	535
American Airlines Group Inc. (a)	66	901
AMETEK, Inc.	25	4,133
APi Group Corp (a)	25	858
Applied Industrial Technologies, Inc.	4	744
Arcbest Corporation	3	328
Arcosa, Inc.	4	310
Armstrong World Industries, Inc.	5	490
Array Tech, Inc. (a)	17	292
ASGN Incorporated (a)	5	459
Atkore Inc. (a)	4	591
Automatic Data Processing, Inc.	45	10,551
Avis Budget Group, Inc.	3	448
Axon Enterprise, Inc. (a)	8	1,963
Beacon Roofing Supply, Inc. (a)	4	372
Bloom Energy Corporation - Class A (a) (b)	17	251
Boise Cascade Company	4	485
Booz Allen Hamilton Holding Corporation - Class A	13	1,624
Brady Corporation - Class A	4	210
Broadridge Financial Solutions, Inc.	13	2,577

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Builders FirstSource, Inc. (a)	14	2,328
BWXT Government Group, Inc.	9	721
C.H. Robinson Worldwide, Inc.	12	1,056
Caci International Inc. - Class A (a)	3	902
Carlisle Companies Incorporated	5	1,682
Carrier Global Corporation	92	5,294
Casella Waste Systems, Inc. - Class A (a)	5	417
Caterpillar Inc.	56	16,650
CBIZ, Inc. (a)	6	377
Ceridian HCM Holding Inc. (a)	18	1,194
Chart Industries, Inc. (a)	5	696
Cintas Corporation	10	5,833
Clarivate PLC (a) (b)	51	473
Clean Harbors, Inc. (a)	5	924
CNH Industrial N.V.	91	1,108
Comfort Systems USA, Inc.	4	730
Concentrix Corporation	5	533
Copart, Inc. (a)	92	4,496
Core & Main, Inc. - Class A (a)	8	341
Crane Company	5	620
CSW Industrials, Inc.	2	320
CSX Corporation	220	7,635
Cummins Inc.	15	3,539
Curtiss-Wright Corporation	5	1,037
Deere & Company	29	11,648
Delta Air Lines, Inc.	69	2,766
Donaldson Company, Inc.	13	833
Dover Corporation	16	2,419
Dycom Industries, Inc. (a)	2	268
Eaton Corporation Public Limited Company	45	10,719
EMCOR Group, Inc.	5	1,165
Emerson Electric Co.	63	6,095
Encore Wire Corporation	2	445
EnerSys	6	571
Equifax Inc.	13	3,312
ESAB Corporation	5	436
ExlService Holdings, Inc. (a)	22	692
Expeditors International of Washington, Inc. - Class A	17	2,130
Exponent, Inc.	5	435
Fastenal Company	64	4,127
Federal Signal Corporation	6	455
FedEx Corporation	26	6,483
Ferguson Holdings Limited	22	4,301
Flowserve Corporation	15	635
Fluor Corporation (a)	18	702
Fortive Corporation	39	2,877
Fortune Brands Innovations, Inc.	14	1,049
Franklin Electric Co., Inc.	3	290
FTAI Aviation Ltd.	11	527
FTI Consulting, Inc. (a)	3	674
Gates Industrial Corporation PLC (a)	11	146
GATX Corporation	5	564
Generac Holdings Inc. (a)	7	937
General Dynamics Corporation	27	6,949
General Electric Company	116	14,757
Genpact Limited	18	634
GMS Inc. (a)	4	354
Graco Inc.	20	1,712
GXO Logistics Inc. (a)	14	826
Hayward Holdings, Inc. (a)	8	107
HEICO Corporation	5	813
HEICO Corporation - Class A	8	1,195
Herc Holdings Inc.	3	521
Hertz Global Holdings, Inc. (a)	22	225
Hexcel Corporation	9	642
Hillenbrand, Inc.	10	465
Honeywell International Inc.	73	15,370
Howmet Aerospace Inc.	43	2,342
Hub Group, Inc. - Class A (a)	5	443
Hubbell Incorporated	6	1,843
Huntington Ingalls Industries, Inc.	4	1,107
ICF International, Inc.	2	277
IDEX Corporation	8	1,708
Illinois Tool Works Inc.	34	8,833
Ingersoll Rand Inc.	43	3,358
Insperity, Inc.	4	411
ITT Inc.	9	1,070
J.B. Hunt Transport Services, Inc.	8	1,573
Jacobs Solutions Inc.	14	1,827
Joby Aviation, Inc. - Class A (a) (b)	38	250
John Bean Technologies Corporation	4	444
Johnson Controls International Public Limited Company	76	4,373
Kadant Inc.	1	308
KBR, Inc.	16	894
Kirby Corporation (a)	7	577
Knight-Swift Transportation Holdings Inc. - Class A	18	1,045
Korn Ferry	6	364
L3Harris Technologies, Inc.	20	4,136
Landstar System, Inc.	4	708
Leidos Holdings, Inc.	13	1,438
Lennox International Inc.	4	1,576
Lincoln Electric Holdings, Inc.	6	1,345
Lockheed Martin Corporation	25	11,176
Lyft, Inc. - Class A (a)	42	626
ManpowerGroup Inc.	6	448
Masco Corporation	25	1,679
MasTec, Inc. (a)	7	509
Matson Intermodal - Paragon, Inc.	3	287
Maximus, Inc.	6	517
McGrath RentCorp	2	295
MDU Resources Group, Inc.	21	420
Mercury Systems, Inc. (a)	6	232
Mine Safety Appliances Company, LLC	4	732
Moog Inc. - Class A	3	405
MSC Industrial Direct Co., Inc. - Class A	5	486
Mueller Industries, Inc.	11	510
Nordson Corporation	6	1,472
Norfolk Southern Corporation	25	5,984
Northrop Grumman Corporation	17	7,800
Nvent Electric Public Limited Company	17	1,015
Old Dominion Freight Line, Inc.	11	4,267
Oshkosh Corporation	8	814
Otis Worldwide Corporation	46	4,152
Owens Corning	10	1,417
PACCAR Inc	57	5,569
Parker-Hannifin Corporation	14	6,287
Parsons Corporation (a)	4	243
Paychex, Inc.	35	4,214
Paycom Software, Inc.	6	1,205
Paylocity Holding Corporation (a)	5	752
Pentair Public Limited Company	18	1,326
Plug Power Inc. (a) (b)	66	295
Quanta Services, Inc.	16	3,494
RBC Bearings Incorporated (a)	3	871
Regal Rexnord Corporation	7	1,040
Republic Services, Inc.	23	3,843
Resideo Technologies, Inc. (a)	17	311
Robert Half Inc.	12	1,013
Rockwell Automation, Inc.	13	4,017
Rollins, Inc.	34	1,490
RTX Corporation	160	13,431
Rush Enterprises, Inc. - Class A	7	355
Ryder System, Inc.	5	594
Saia, Inc. (a)	3	1,207
Schneider National, Inc. - Class B	6	153
Science Applications International Corporation	6	743
Sensata Technologies Holding PLC	17	626
Shoals Technologies Group, Inc. - Class A (a)	21	332
Simpson Manufacturing Co., Inc.	5	900
SiteOne Landscape Supply, Inc. (a)	5	890
Snap-on Incorporated	6	1,744
Southwest Airlines Co.	69	1,980
Spirit AeroSystems Holdings, Inc. - Class A (a)	10	316
SPX Technologies, Inc. (a)	4	407
SS&C Technologies Holdings, Inc.	25	1,522
Stanley Black & Decker, Inc.	16	1,565
Stericycle, Inc. (a)	9	443
Sunrun Inc. (a)	19	376

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Terex Corporation	6	365
Tetra Tech, Inc.	6	982
Textron Inc.	21	1,720
The AZEK Company Inc. - Class A (a)	13	510
The Boeing Company (a)	67	17,379
The Brink's Company	5	410
The Middleby Corporation (a)	6	882
The Timken Company	7	548
Toro Company, The	11	1,017
Trane Technologies Public Limited Company	25	6,104
TransDigm Group Incorporated	6	5,896
TransUnion	20	1,365
Trex Company, Inc. (a)	13	1,065
Trinet Group, Inc. (a)	3	403
Uber Technologies, Inc. (a)	220	13,557
UFP Industries, Inc.	7	917
U-Haul Holding Company (a)	1	84
U-Haul Holding Company - Series N	9	653
Unifirst Corporation	1	269
Union Pacific Corporation	67	16,524
United Airlines Holdings, Inc. (a)	37	1,507
United Parcel Service, Inc. - Class B	80	12,536
United Rentals, Inc.	7	4,291
Valmont Industries, Inc.	2	563
Veralto Corporation	27	2,206
Verisk Analytics, Inc.	16	3,793
Vertiv Holdings Co - Class A	35	1,662
Vm Consolidated, Inc. - Class A (a)	14	320
W. W. Grainger, Inc.	5	4,011
Waste Management, Inc.	40	7,248
Watsco, Inc.	4	1,602
Watts Water Technologies, Inc. - Class A	3	531
Werner Enterprises, Inc.	9	393
WESCO International, Inc.	5	930
Westinghouse Air Brake Technologies Corporation	21	2,603
WillScot Mobile Mini Holdings Corp. - Class A (a)	23	1,008
Woodward, Inc.	7	917
XPO, Inc. (a)	12	1,040
Xylem Inc.	27	3,071
Zurn Elkay Water Solutions Corporation	17	495
		487,593
Communication Services 8.0%
Alphabet Inc. - Class A (a)	653	91,182
Alphabet Inc. - Class C (a)	549	77,359
AMC Entertainment Holdings, Inc. - Class A (a)	7	41
AT&T Inc.	789	13,238
Cable One, Inc.	—	248
Cogent Communications Holdings, Inc.	5	406
Comcast Corporation - Class A	444	19,479
Electronic Arts Inc.	28	3,783
Endeavor Group Holdings, Inc. - Class A	17	406
Former Charter Communications Parent, Inc. - Class A (a)	11	4,290
Fox Corporation - Class A	29	871
Fox Corporation - Class B	15	425
Frontier Communications Parent, Inc. (a)	27	679
IAC Inc. (a)	7	345
Iridium Communications Inc.	13	520
Liberty Broadband Corporation - Series A (a)	1	74
Liberty Broadband Corporation - Series C (a)	13	1,082
Liberty Media Corporation - Series A (a)	8	229
Liberty Media Corporation - Series A (a)	2	119
Liberty Media Corporation - Series C (a)	8	308
Liberty Media Corporation - Series C (a)	14	389
Liberty Media Corporation - Series C (a)	24	1,511
Live Nation Entertainment, Inc. (a)	16	1,536
Match Group, Inc. (a)	29	1,069
Meta Platforms, Inc. - Class A (a)	245	86,684
Netflix, Inc. (a)	48	23,512
News Corporation - Class A	38	924
News Corporation - Class B	14	365
Nexstar Media Group, Inc. - Class A	4	654
Omnicom Group Inc.	21	1,808
Paramount Global - Class B	56	824
Pinterest, Inc. - Class A (a)	58	2,140
Playtika Holding Corp. (a)	11	100
Roblox Corporation - Class A (a)	54	2,477
Roku Inc. - Class A (a)	13	1,183
Sirius XM Holdings Inc. (b)	79	434
Snap Inc. - Class A (a)	112	1,904
Sphere Entertainment Co. - Class A (a)	1	199
Take-Two Interactive Software, Inc. (a)	18	2,880
TEGNA Inc.	18	276
The Interpublic Group of Companies, Inc.	41	1,323
The New York Times Company - Class A	18	868
The Trade Desk, Inc. - Class A (a)	50	3,580
TKO Group Holdings Inc. - Class A	5	446
T-Mobile USA, Inc.	53	8,572
Verizon Communications Inc.	463	17,470
Walt Disney Company, The	202	18,236
Warner Music Group Corp. - Class A	14	517
Yelp Inc. (a)	7	315
Ziff Davis, Inc. (a)	6	413
ZoomInfo Technologies Inc. - Class A (a)	34	633
		398,326
Consumer Staples 5.8%
Albertsons Companies, Inc. - Class A	43	982
Altria Group, Inc.	194	7,842
Archer-Daniels-Midland Company	58	4,213
Bellring Intermediate Holdings, Inc. (a)	14	752
BJ's Wholesale Club Holdings, Inc. (a)	13	845
Brown-Forman Corporation - Class A	6	371
Brown-Forman Corporation - Class B	29	1,651
Bunge Limited	16	1,616
Campbell Soup Company	22	948
Casey's General Stores, Inc.	4	1,096
Celsius Holdings, Inc. (a)	17	928
Church & Dwight Co., Inc.	28	2,634
Coca-Cola Consolidated, Inc.	—	454
Colgate-Palmolive Company	90	7,199
Conagra Brands, Inc.	52	1,504
Constellation Brands, Inc. - Class A	18	4,239
Costco Wholesale Corporation	49	32,249
Coty Inc. - Class A (a)	40	497
Darling Ingredients Inc. (a)	16	812
Dollar General Corporation	24	3,325
Dollar Tree, Inc. (a)	22	3,181
e.l.f. Beauty, Inc. (a)	6	830
Energizer Holdings, Inc.	10	301
Flowers Foods, Inc.	22	491
Freshpet, Inc. (a)	6	545
General Mills, Inc.	63	4,114
Grocery Outlet Holding Corp. (a)	7	195
Hormel Foods Corporation	33	1,072
Ingredion Incorporated	7	758
Inter Parfums, Inc.	2	301
J&J Snack Foods Corp.	2	258
Kellanova	29	1,609
Kenvue Inc.	188	4,046
Keurig Dr Pepper Inc.	106	3,539
Kimberly-Clark Corporation	38	4,591
Kraft Foods Group, Inc.	89	3,292
Lamb Weston Holdings, Inc.	15	1,673
Lancaster Colony Corporation	2	380
McCormick & Company, Incorporated	28	1,916
MGPI Processing, Inc.	2	229
Molson Coors Beverage Company - Class B	21	1,257
Mondelez International, Inc. - Class A	150	10,863
Monster Beverage 1990 Corporation (a)	86	4,929
National Beverage Corp. (a)	4	187
PepsiCo, Inc.	151	25,722
Performance Food Group Company (a)	15	1,062
Philip Morris International Inc.	171	16,100
Pilgrim's Pride Corporation (a)	8	218
Post Holdings, Inc. (a)	5	467
Procter & Gamble Company, The	260	38,107
Reynolds Consumer Products Inc.	4	104
Seaboard Corporation	—	146
Spectrum Brands Holdings, Inc.	5	389
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Sprouts Farmers Market, Inc. (a)	13	609
Sysco Corporation	55	4,019
Target Corporation	50	7,179
The Boston Beer Company, Inc. - Class A (a)	1	420
The Clorox Company	14	1,992
The Coca-Cola Company	433	25,497
The Estee Lauder Companies Inc. - Class A	25	3,672
The Hershey Company	17	3,116
The J. M. Smucker Company	11	1,450
The Kroger Co.	74	3,366
The Simply Good Foods Company (a)	11	449
Treehouse Foods, Inc. (a)	5	217
Tyson Foods, Inc. - Class A	31	1,687
US Foods Holding Corp. (a)	29	1,303
Walgreens Boots Alliance, Inc.	80	2,080
Walmart Inc.	160	25,184
WD-40 Company	1	346
		289,615
Energy 3.9%
Antero Midstream Corporation	41	519
Antero Resources Corporation (a)	29	658
Apa Corp.	35	1,261
Baker Hughes Company - Class A	113	3,848
Cactus, Inc. - Class A	7	331
California Resources Corporation	6	331
Callon Petroleum Company (a)	7	223
ChampionX Corporation	22	629
Cheniere Energy, Inc.	27	4,596
Chesapeake Energy Corporation	11	865
Chevron Corporation	196	29,197
Chord Energy Corporation	5	787
Civitas Resources, Inc.	10	693
CNX Resources Corporation (a)	19	388
Comstock Resources, Inc. (b)	12	109
ConocoPhillips	131	15,193
CONSOL Energy Inc.	3	339
Coterra Energy Inc.	86	2,183
CVR Energy, Inc.	—	2
Devon Energy Corporation	72	3,256
Diamondback Energy, Inc.	20	3,060
DT Midstream, Inc.	12	678
EOG Resources, Inc.	64	7,747
EQT Corporation	40	1,561
Equitrans Midstream Corporation	42	424
Exxon Mobil Corporation	441	44,045
Halliburton Company	100	3,622
Helmerich & Payne, Inc.	11	416
Hess Corporation	30	4,354
HF Sinclair Corporation	17	965
Kinder Morgan, Inc.	210	3,698
Kosmos Energy Ltd. (a)	54	363
Liberty Energy Inc. - Class A	18	319
Magnolia Oil & Gas Corporation - Class A	20	424
Marathon Oil Corporation	68	1,637
Marathon Petroleum Corporation	42	6,164
Matador Resources Company	11	642
Murphy Oil Corporation	17	714
New Fortress Energy Inc. - Class A (b)	6	226
Northern Oil and Gas Incorporated	7	272
NOV Inc.	44	890
Occidental Petroleum Corporation	74	4,418
ONEOK, Inc.	62	4,368
Ovintiv Canada ULC	26	1,157
Patterson-UTI Energy, Inc.	30	325
PBF Energy Inc. - Class A	12	529
Peabody Energy Corporation	13	316
Permian Resources Corporation - Class A	31	423
Phillips 66	49	6,516
Pioneer Natural Resources Company	26	5,847
Range Resources Corporation	28	850
Schlumberger Limited	158	8,219
SM Energy Company	13	490
Southwestern Energy Company (a)	126	822
Targa Resources Corp.	24	2,092
Texas Pacific Land Corporation	1	1,076
The Williams Companies, Inc.	134	4,652
Tidewater Inc. (a)	6	412
Transocean Ltd. (a) (c)	81	513
Valaris Limited (a)	6	404
Valero Energy Corporation	36	4,740
Weatherford International Public Limited Company (a)	8	763
		196,561
Real Estate 2.8%
Agree Realty Corporation	10	657
Alexandria Real Estate Equities, Inc.	19	2,422
American Homes 4 Rent - Class A	37	1,335
American Tower Corporation	51	11,073
Americold Realty Trust, Inc.	28	840
Apartment Income REIT Corp.	18	610
Apple Hospitality REIT, Inc.	16	262
AvalonBay Communities, Inc.	15	2,865
Boston Properties, Inc.	15	1,064
Brixmor Property Group Inc.	34	799
Broadstone Net Lease, Inc.	18	304
Camden Property Trust	12	1,145
CBRE Group, Inc. - Class A (a)	33	3,059
COPT Defense Properties	15	374
CoStar Group, Inc. (a)	42	3,680
Cousins Properties Incorporated	14	349
Crown Castle Inc.	47	5,425
Cubesmart, L.P.	23	1,073
Digital Realty Trust, Inc.	34	4,527
EastGroup Properties, Inc.	5	881
EPR Properties	10	484
Equinix, Inc.	10	8,242
Equity Lifestyle Properties, Inc.	20	1,439
Equity Residential	39	2,389
Essential Properties Realty Trust, Inc.	16	417
Essex Property Trust, Inc.	7	1,623
Extra Space Storage Inc.	22	3,568
Federal Realty Investment Trust	7	771
First Industrial Realty Trust, Inc.	14	724
Gaming and Leisure Properties, Inc.	30	1,473
Healthpeak OP, LLC	64	1,264
Host Hotels & Resorts, Inc.	73	1,429
Howard Hughes Holdings Inc. (a)	4	305
Independence Realty Trust, Inc.	25	388
Invitation Homes Inc.	64	2,188
Iron Mountain Incorporated	33	2,327
Jones Lang LaSalle Incorporated (a)	5	1,012
Kilroy Realty Corporation	13	517
Kite Realty Naperville, LLC	18	405
KRC Interim Corp.	68	1,457
Lamar Advertising Company - Class A	10	1,018
LXP Industrial Trust	26	253
Medical Properties Trust, Inc. (b)	64	316
Mid-America Apartment Communities, Inc.	13	1,741
National Health Investors, Inc.	4	196
National Storage Affiliates Trust	11	438
NNN REIT, Inc.	20	844
Omega Healthcare Investors, Inc.	25	775
Park Hotels & Resorts Inc.	27	421
Phillips Edison & Company, Inc.	13	480
Physicians Realty Trust	30	405
PotlatchDeltic Corporation	9	425
ProLogis Inc.	101	13,503
Public Storage Operating Company	18	5,380
Rayonier Inc.	15	496
Realty Income Corporation	82	4,715
Regency Centers Corporation	18	1,233
Rexford Industrial Realty, Inc.	22	1,252
Ryman Hospitality Properties, Inc.	7	733
Sabra Health Care REIT, Inc.	31	443
SBA Communications Corporation - Class A	12	3,066
Simon Property Group, Inc.	36	5,204
SITE Centers Corp.	24	325
Spirit Realty Capital, Inc.	16	718
STAG Industrial, Inc.	15	606

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Sun Communities, Inc.	13	1,761
Terreno Realty Corporation	10	614
The Macerich Company	30	465
The St. Joe Company	5	282
UDR, Inc.	35	1,338
Ventas, Inc.	45	2,247
VICI Properties Inc.	110	3,501
Vornado Realty Trust	16	458
W.P. Carey Inc.	25	1,595
Welltower OP LLC	61	5,519
Weyerhaeuser Company	72	2,503
Zillow Group, Inc. - Class A (a)	6	340
Zillow Group, Inc. - Class C (a)	19	1,082
		141,857
Materials 2.7%
Air Products and Chemicals, Inc.	24	6,657
Albemarle Corporation	13	1,891
Alcoa Corporation	21	702
Alpha Metallurgical Resources, Inc.	1	493
Amcor Pty Ltd	164	1,582
AptarGroup, Inc.	7	869
Arch Resources, Inc. - Class A	2	270
Ashland Inc.	5	447
ATI Inc. (a)	16	733
Avery Dennison Corporation	9	1,830
Avient Corporation	10	431
Axalta Coating Systems Ltd. (a)	22	736
Balchem Corporation	3	507
Ball Corporation	33	1,888
Berry Global Group, Inc.	14	938
Cabot Corporation	5	426
Carpenter Technology Corporation	5	336
Celanese Corporation - Class A	11	1,736
CF Industries Holdings, Inc.	20	1,614
Cleveland-Cliffs Inc. (a)	55	1,120
Commercial Metals Company	14	706
Corteva, Inc.	77	3,688
Crown Holdings, Inc.	13	1,179
Dow Inc.	76	4,180
DuPont de Nemours, Inc.	47	3,647
Eagle Materials Inc.	4	825
Eastman Chemical Company	12	1,077
Ecolab Inc.	28	5,606
Element Solutions Inc.	25	573
FMC Corporation	15	943
Freeport-McMoRan Inc.	156	6,650
Graphic Packaging Holding Company	36	892
Greif, Inc. - Class A	4	285
H.B. Fuller Company	6	488
Hecla Mining Company	81	388
Huntsman Corporation	19	482
Innospec Inc.	3	323
International Flavors & Fragrances Inc.	27	2,207
International Paper Company	38	1,375
Legacy Vulcan Corp.	14	3,213
Linde Public Limited Company	53	21,929
Livent Corporation (a) (b)	21	372
Louisiana-Pacific Corporation (W VA)	6	413
LyondellBasell Industries N.V. - Class A	29	2,731
Martin Marietta Materials, Inc.	7	3,492
MOS Holdings Inc.	39	1,376
MP Materials Corp. - Class A (a)	10	189
NewMarket Corporation	1	477
Newmont Corporation	123	5,108
Nucor Corporation	28	4,837
O-I Glass, Inc. (a)	14	236
Olin Corporation	14	740
Packaging Corporation of America	10	1,589
PPG Industries, Inc.	26	3,898
Quaker Chemical Corporation	1	197
Reliance Steel & Aluminum Co.	6	1,783
Royal Gold, Inc.	7	896
RPM International Inc.	14	1,531
Sealed Air Corporation	17	615
Sensient Technologies Corporation	6	375
Silgan Holdings Inc.	10	451
Sonoco Products Company	10	568
Southern Copper Corporation	8	704
Steel Dynamics, Inc.	17	2,031
Summit Materials, Inc. - Class A (a)	12	453
The Chemours Company	18	566
The Scotts Miracle-Gro Company	3	191
The Sherwin-Williams Company	26	8,045
United States Steel Corporation	21	1,010
Warrior Met Coal, Inc.	6	382
Westlake Corporation	4	498
WestRock Company	26	1,074
		132,690
Utilities 2.3%
ALLETE, Inc.	7	427
Alliant Energy Corporation	27	1,407
Ameren Corporation	27	1,968
American Electric Power Company, Inc.	57	4,666
American States Water Company	5	378
American Water Works Company, Inc.	22	2,865
Atmos Energy Corporation	17	1,920
AVANGRID, Inc.	9	297
Avista Corporation	7	265
Black Hills Corporation	8	449
California Water Service Group	5	234
CenterPoint Energy, Inc.	70	1,993
Clearway Energy, Inc. - Class A	5	133
Clearway Energy, Inc. - Class C	10	261
CMS Energy Corporation	31	1,815
Consolidated Edison, Inc.	37	3,393
Constellation Energy Group, Inc.	34	3,954
Dominion Energy, Inc.	91	4,281
DTE Energy Company	22	2,441
Duke Energy Corporation	84	8,190
Edison International	43	3,050
Entergy Corporation	24	2,404
Essential Utilities, Inc.	28	1,034
Evergy, Inc.	25	1,320
Eversource Energy	38	2,357
Exelon Corporation	108	3,880
FirstEnergy Corp.	58	2,110
IDACORP, Inc.	4	441
MGE Energy, Inc.	3	184
National Fuel Gas Company	11	559
New Jersey Resources Corporation	11	490
NextEra Energy, Inc.	227	13,805
NiSource Inc.	46	1,226
NorthWestern Corporation	8	424
NRG Energy, Inc.	24	1,222
OGE Energy Corp.	22	780
One Gas, Inc.	6	355
Ormat Technologies, Inc.	7	515
Otter Tail Corporation	5	408
PG&E Corporation	233	4,210
Pinnacle West Capital Corporation	12	875
PNM Resources, Inc.	11	478
Portland General Electric Company	13	546
PPL Corporation	80	2,181
Public Service Enterprise Group Incorporated	56	3,395
Sempra	68	5,098
Southwest Gas Holdings, Inc.	6	394
Spire Inc.	5	281
The AES Corporation	77	1,477
The Southern Company	116	8,109
UGI Corporation	22	539
Vistra Corp.	38	1,460
WEC Energy Group Inc.	34	2,882
Xcel Energy Inc.	62	3,808
		113,634
Total Common Stocks (cost $4,448,648)		4,974,343

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 0.2%
Investment Companies 0.1%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	4,199	4,199
Securities Lending Collateral 0.1%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	3,708	3,708
Total Short Term Investments (cost $7,907)		7,907
Total Investments 99.6% (cost $4,456,555)		4,982,250
Other Derivative Instruments (0.0)%		(134)
Other Assets and Liabilities, Net 0.4%		22,098
Total Net Assets 100.0%		5,004,214

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon U.S. Stock Market Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Jackson Financial Inc. - Class A	163	202	—	15	—	130	495	—
JNL Government Money Market Fund, 5.22% - Class I	17,579	533,318	546,698	840	—	—	4,199	0.1
JNL Government Money Market Fund, 5.32% - Class SL	—	116,182	112,474	158	—	—	3,708	0.1
JNL Securities Lending Collateral Fund - Institutional Class	4,805	33,834	38,639	115	—	—	—	—
The Bank of New York Mellon Corporation	4,117	193	377	137	(55)	587	4,465	0.1
	26,664	683,729	698,188	1,265	(55)	717	12,867	0.3

JNL/Mellon U.S. Stock Market Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	04/24/21	4,327	4,509	0.1
Transocean Ltd.	06/17/22	284	513	—
		4,611	5,022	0.1

JNL/Mellon U.S. Stock Market Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 Index	35	March 2024	3,569	(57)	14
S&P 500 Index	126	March 2024	30,203	(77)	163
				(134)	177

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon U.S. Stock Market Index Fund
Assets - Securities
Common Stocks	4,974,343	—	—	4,974,343
Short Term Investments	7,907	—	—	7,907
	4,982,250	—	—	4,982,250
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	177	—	—	177
	177	—	—	177

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon Utilities Sector Fund
COMMON STOCKS 99.6%
Utilities 99.3%
ALLETE, Inc.	22	1,354
Alliant Energy Corporation	99	5,056
Ameren Corporation	96	6,942
American Electric Power Company, Inc.	203	16,513
American States Water Company	14	1,151
American Water Works Company, Inc.	75	9,936
Atmos Energy Corporation	57	6,641
AVANGRID, Inc.	27	889
Avista Corporation	30	1,061
Black Hills Corporation	26	1,412
California Water Service Group	21	1,107
CenterPoint Energy, Inc.	244	6,965
Clearway Energy, Inc. - Class A	13	328
Clearway Energy, Inc. - Class C	32	879
CMS Energy Corporation	113	6,537
Consolidated Edison, Inc.	133	12,141
Constellation Energy Group, Inc.	119	13,856
Dominion Energy, Inc.	324	15,205
DTE Energy Company	80	8,784
Duke Energy Corporation	298	28,915
Edison International	148	10,601
Entergy Corporation	82	8,248
Essential Utilities, Inc.	97	3,613
Evergy, Inc.	85	4,453
Eversource Energy	135	8,336
Exelon Corporation	385	13,816
FirstEnergy Corp.	199	7,295
IDACORP, Inc.	20	1,927
MGE Energy, Inc.	13	949
New Jersey Resources Corporation	38	1,676
NextEra Energy, Inc.	792	48,132
NiSource Inc.	160	4,239
NorthWestern Corporation	22	1,132
NRG Energy, Inc.	87	4,504
OGE Energy Corp.	77	2,706
One Gas, Inc. (a)	20	1,276
Ormat Technologies, Inc.	21	1,567
Otter Tail Corporation	16	1,361
PG&E Corporation	821	14,804
Pinnacle West Capital Corporation	44	3,150
PNM Resources, Inc.	33	1,375
Portland General Electric Company	39	1,693
PPL Corporation	285	7,723
Public Service Enterprise Group Incorporated	192	11,769
Sempra	243	18,182
Southwest Gas Holdings, Inc.	21	1,306
Spire Inc.	21	1,278
The AES Corporation	258	4,974
The Southern Company	405	28,413
UGI Corporation	81	1,985
Vistra Corp.	128	4,941
WEC Energy Group Inc.	122	10,254
Xcel Energy Inc.	213	13,208
		396,558
Energy 0.3%
New Fortress Energy Inc. - Class A (a)	31	1,168
Total Common Stocks (cost $452,175)		397,726
SHORT TERM INVESTMENTS 0.3%
Investment Companies 0.3%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	1,187	1,187
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (b) (c)	16	16
Total Short Term Investments (cost $1,203)		1,203
Total Investments 99.9% (cost $453,378)		398,929
Other Derivative Instruments (0.0)%		(3)
Other Assets and Liabilities, Net 0.1%		459
Total Net Assets 100.0%		399,385

(a) All or a portion of the security was on loan as of December 31, 2023.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon Utilities Sector Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	3,485	83,653	85,951	48	—	—	1,187	0.3
JNL Government Money Market Fund, 5.32% - Class SL	—	3,872	3,856	3	—	—	16	—
JNL Securities Lending Collateral Fund - Institutional Class	—	2,608	2,608	2	—	—	—	—
	3,485	90,133	92,415	53	—	—	1,203	0.3

JNL/Mellon Utilities Sector Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Utilities Select Sector Index	32	March 2024	2,052	(3)	12

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon Utilities Sector Fund
Assets - Securities
Common Stocks	397,726	—	—	397,726
Short Term Investments	1,203	—	—	1,203
	398,929	—	—	398,929
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	12	—	—	12
	12	—	—	12

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Mellon World Index Fund
COMMON STOCKS 98.3%
United States of America 67.7%
3M Company	4	407
Abbott Laboratories	12	1,291
AbbVie Inc.	12	1,840
Accenture Public Limited Company - Class A	4	1,479
Adobe Inc. (a)	3	1,824
Advanced Micro Devices, Inc. (a)	11	1,598
AFLAC Incorporated	4	303
Agilent Technologies, Inc.	2	267
Air Products and Chemicals, Inc.	1	411
Airbnb, Inc. - Class A (a)	3	375
Akamai Technologies, Inc. (a)	1	127
Albemarle Corporation	1	114
Albertsons Companies, Inc. - Class A	3	61
Alexandria Real Estate Equities, Inc.	1	149
Align Technology, Inc. (a)	—	135
Allegion Public Limited Company	1	74
Alliant Energy Corporation	2	87
Alnylam Pharmaceuticals, Inc. (a)	1	156
Alphabet Inc. - Class A (a)	40	5,538
Alphabet Inc. - Class C (a)	34	4,724
Altria Group, Inc.	12	485
Amazon.com, Inc. (a)	63	9,527
Ameren Corporation	2	129
American Electric Power Company, Inc.	3	274
American Express Company	4	741
American Financial Group, Inc.	—	52
American International Group, Inc.	5	319
American Tower Corporation	3	673
American Water Works Company, Inc.	1	178
Ameriprise Financial, Inc.	1	261
AMETEK, Inc.	2	255
Amgen Inc.	4	1,018
Amphenol Corporation - Class A	4	376
Analog Devices, Inc.	3	665
Annaly Capital Management, Inc.	3	57
ANSYS, Inc. (a)	1	211
AON Public Limited Company - Class A	1	395
Apa Corp.	2	82
Apollo Global Management, Inc.	3	251
Apple Inc.	98	18,926
Applied Materials, Inc.	6	908
Aptiv PLC (a)	2	165
Arch Capital Group Ltd. (a)	2	180
Archer-Daniels-Midland Company	4	260
Ares Management Corporation - Class A	1	135
Arista Networks, Inc. (a)	2	409
Arthur J. Gallagher & Co.	1	322
Aspen Technology, Inc. (a)	—	43
AT&T Inc.	48	806
Atlassian Corporation - Class A (a)	1	229
Atmos Energy Corporation	1	120
Autodesk, Inc. (a)	1	348
Automatic Data Processing, Inc.	3	640
AutoZone, Inc. (a)	—	303
AvalonBay Communities, Inc.	1	166
AVANGRID, Inc.	—	12
Avantor, Inc. (a)	4	98
Avery Dennison Corporation	1	114
Baker Hughes Company - Class A	7	238
Ball Corporation	2	113
Bank of America Corporation	46	1,541
Baxter International Inc.	3	133
Becton, Dickinson and Company	2	456
Bentley Systems, Incorporated - Class B	2	84
Berkshire Hathaway Inc. - Class B (a)	12	4,347
Best Buy Co., Inc.	1	97
Bill Holdings, Inc. (a)	1	50
Biogen Inc. (a)	1	247
BioMarin Pharmaceutical Inc. (a)	1	122
Bio-Rad Laboratories, Inc. - Class A (a)	—	45
Bio-Techne Corporation	1	77
BlackRock, Inc.	1	783
Blackstone Inc. - Class A	5	624
Block, Inc. - Class A (a)	4	285
Booking Holdings Inc. (a)	—	805
Booz Allen Hamilton Holding Corporation - Class A	1	115
BorgWarner Inc.	2	58
Boston Properties, Inc.	1	80
Boston Scientific Corporation (a)	10	580
Bristol-Myers Squibb Company	14	703
Broadcom Inc.	3	3,303
Broadridge Financial Solutions, Inc.	1	162
Brookfield Renewable Corporation - Class A	1	22
Brown & Brown, Inc.	2	113
Brown-Forman Corporation - Class A	—	22
Brown-Forman Corporation - Class B	2	116
Bunge Limited	1	100
Burlington Stores, Inc. (a)	—	75
C.H. Robinson Worldwide, Inc.	1	67
Cadence Design Systems, Inc. (a)	2	495
Caesars Entertainment, Inc. (a)	1	65
Camden Property Trust	1	76
Campbell Soup Company	1	52
Capital One Financial Corporation	3	334
Cardinal Health, Inc.	2	160
CarMax, Inc. (a)	1	71
Carrier Global Corporation	6	320
Caterpillar Inc.	3	1,011
CBRE Group, Inc. - Class A (a)	2	196
CDW Corp.	1	199
Celanese Corporation - Class A	1	94
Cencora, Inc.	1	221
Centene Corporation (a)	4	268
CenterPoint Energy, Inc.	4	122
Ceridian HCM Holding Inc. (a)	1	75
CF Industries Holdings, Inc.	1	98
Charles River Laboratories International, Inc. (a)	—	76
Cheniere Energy, Inc.	2	274
Chevron Corporation	12	1,779
Chipotle Mexican Grill, Inc. (a)	—	384
Chubb Limited	3	581
Church & Dwight Co., Inc.	2	155
Cincinnati Financial Corporation	1	107
Cintas Corporation	1	356
Cisco Systems, Inc.	27	1,376
Citigroup Inc.	13	644
Citizens Financial Group, Inc.	3	98
Cloudflare, Inc. - Class A (a)	2	167
CME Group Inc. - Class A	2	509
CMS Energy Corporation	2	114
Cognizant Technology Solutions Corporation - Class A	3	250
Coinbase Global, Inc. - Class A (a)	1	191
Colgate-Palmolive Company	6	441
Comcast Corporation - Class A	27	1,194
Conagra Brands, Inc.	3	94
ConocoPhillips	8	944
Consolidated Edison, Inc.	2	203
Constellation Brands, Inc. - Class A	1	254
Constellation Energy Group, Inc.	2	248
Copart, Inc. (a)	6	283
Corebridge Financial, Inc.	1	19
Corning Incorporated	5	153
Corteva, Inc.	5	230
CoStar Group, Inc. (a)	3	236
Costco Wholesale Corporation	3	1,964
Coterra Energy Inc.	5	125
CrowdStrike Holdings, Inc. - Class A (a)	2	394
Crown Castle Inc.	3	336
Crown Holdings, Inc.	1	79
CSX Corporation	13	464
Cummins Inc.	1	219
CVS Health Corporation	9	675
D.R. Horton, Inc.	2	305
Danaher Corporation	5	1,054
Darden Restaurants, Inc.	1	133

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Datadog, Inc. - Class A (a)	2	223
Deere & Company	2	727
Dell Technologies Inc. - Class C	2	118
Delta Air Lines, Inc.	4	174
Devon Energy Corporation	4	194
DexCom, Inc. (a)	3	313
Diamondback Energy, Inc.	1	185
Digital Realty Trust, Inc.	2	270
Discover Financial Services	2	188
DocuSign, Inc. (a)	1	79
Dollar General Corporation	2	204
Dollar Tree, Inc. (a)	1	204
Dominion Energy, Inc.	5	255
Domino's Pizza, Inc.	—	103
Doordash, Inc. - Class A (a)	2	174
Dover Corporation	1	148
Dow Inc.	5	252
DTE Energy Company	1	145
Duke Energy Corporation	5	496
DuPont de Nemours, Inc.	3	227
Dynatrace, Inc. (a)	2	87
East West Bancorp, Inc.	1	69
Eastman Chemical Company	1	63
Eaton Corporation Public Limited Company	3	648
eBay Inc.	4	155
Ecolab Inc.	2	335
Edison International	3	185
Edwards Lifesciences Corporation (a)	4	303
Electronic Arts Inc.	2	224
Elevance Health, Inc.	2	708
Eli Lilly and Company	6	3,310
Emerson Electric Co.	4	375
Enphase Energy, Inc. (a)	1	124
Entegris, Inc.	1	123
Entergy Corporation	1	143
EOG Resources, Inc.	4	460
EPAM Systems, Inc. (a)	—	114
EQT Corporation	2	93
Equifax Inc.	1	205
Equinix, Inc.	1	514
Equitable Holdings, Inc.	2	70
Equity Lifestyle Properties, Inc.	1	84
Equity Residential	2	143
Essex Property Trust, Inc.	—	110
ETSY, Inc. (a)	1	66
Everest Re Group, Ltd.	—	99
Evergy, Inc.	2	84
Eversource Energy	2	143
Exact Sciences Corporation (a)	1	85
Exelon Corporation	7	237
Expedia Group, Inc. (a)	1	138
Expeditors International of Washington, Inc. - Class A	1	122
Extra Space Storage Inc.	1	214
Exxon Mobil Corporation	27	2,683
F5, Inc. (a)	—	75
FactSet Research Systems Inc.	—	122
Fair Isaac Corporation (a)	—	185
Fastenal Company	4	248
Federal Realty Investment Trust	—	49
FedEx Corporation	2	395
Fidelity National Financial, Inc. - Class A	2	97
Fidelity National Information Services, Inc.	4	233
Fifth Third Bancorp	4	155
First Citizens BancShares, Inc. - Class A	—	114
First Solar, Inc. (a)	1	117
FirstEnergy Corp.	3	116
Fiserv, Inc. (a)	4	490
FleetCor Technologies, Inc. (a)	—	139
Ford Motor Company	26	317
Former Charter Communications Parent, Inc. - Class A (a)	1	255
Fortinet, Inc. (a)	4	249
Fortive Corporation	2	170
Fox Corporation - Class A	1	41
Fox Corporation - Class B	1	36
Franklin Resources, Inc.	2	56
Freeport-McMoRan Inc.	10	406
Garmin Ltd.	1	129
Gartner, Inc. (a)	1	231
GE HealthCare Technologies Inc.	3	197
Gen Digital Inc.	4	91
General Dynamics Corporation	2	417
General Electric Company	7	901
General Mills, Inc.	4	255
General Motors Company	9	323
Genuine Parts Company	1	134
Gilead Sciences, Inc.	8	675
Global Payments Inc.	2	216
Globe Life Inc.	1	68
GoDaddy Inc. - Class A (a)	1	88
Halliburton Company	6	215
HCA Healthcare, Inc.	1	363
Healthpeak OP, LLC	4	73
HEICO Corporation	—	50
HEICO Corporation - Class A	1	72
Henry Schein, Inc. (a)	1	62
Hess Corporation	2	267
Hewlett Packard Enterprise Company	8	137
Hilton Worldwide Holdings Inc.	2	293
Hologic, Inc. (a)	2	121
Home Depot, Inc., The	7	2,314
Honeywell International Inc.	4	921
Hormel Foods Corporation	2	59
Host Hotels & Resorts, Inc.	5	92
Howmet Aerospace Inc.	2	134
HP, Inc.	6	182
Hubbell Incorporated	—	107
HubSpot, Inc. (a)	—	193
Humana Inc.	1	357
Huntington Bancshares Incorporated	9	121
Huntington Ingalls Industries, Inc.	—	66
IDEX Corporation	—	98
IDEXX Laboratories, Inc. (a)	1	293
Illinois Tool Works Inc.	2	527
Illumina, Inc. (a)	1	147
Incyte Corporation (a)	1	81
Ingersoll Rand Inc.	2	193
Insulet Corporation (a)	—	98
Intel Corporation	28	1,424
Intercontinental Exchange, Inc.	4	492
International Business Machines Corporation	6	996
International Flavors & Fragrances Inc.	2	137
International Paper Company	2	81
Intuit Inc.	2	1,121
Intuitive Surgical, Inc. (a)	2	758
Invitation Homes Inc.	4	135
IQVIA Holdings Inc (a)	1	283
Iron Mountain Incorporated	2	138
J.B. Hunt Transport Services, Inc.	1	116
J.P. Morgan Chase & Co.	19	3,307
Jack Henry & Associates, Inc.	1	83
Jacobs Solutions Inc.	1	109
Jazz Pharmaceuticals Public Limited Company (a)	—	53
Johnson & Johnson	16	2,539
Johnson Controls International Public Limited Company	5	262
Juniper Networks, Inc.	2	61
K.K.R. Co., Inc. - Class A	5	373
Kellanova	2	98
Kenvue Inc.	12	251
Keurig Dr Pepper Inc.	7	230
KeyCorp	6	85
Keysight Technologies, Inc. (a)	1	181
Kimberly-Clark Corporation	2	277
Kinder Morgan, Inc.	13	235
KLA Corporation	1	526
Kraft Foods Group, Inc.	5	200
KRC Interim Corp.	5	97
L3Harris Technologies, Inc.	1	250

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Laboratory Corporation of America Holdings	1	135
Lam Research Corporation	1	688
Lamb Weston Holdings, Inc.	1	99
Las Vegas Sands Corp.	2	97
Lear Corporation	—	53
Legacy Vulcan Corp.	1	203
Leidos Holdings, Inc.	1	102
Lennar Corporation - Class A	2	249
Lennar Corporation - Class B	—	14
Lennox International Inc.	—	85
Liberty Broadband Corporation - Series A (a)	—	13
Liberty Broadband Corporation - Series C (a)	1	64
Liberty Media Corporation - Series A (a)	1	19
Liberty Media Corporation - Series A (a)	—	16
Liberty Media Corporation - Series C (a)	1	80
Liberty Media Corporation - Series C (a)	1	31
Live Nation Entertainment, Inc. (a)	1	83
LKQ Corporation	2	93
Lockheed Martin Corporation	2	681
Loews Corporation	1	90
Lowe`s Companies, Inc.	4	863
LPL Financial Holdings Inc.	1	122
Lucid Group, Inc. (a) (b)	7	29
LyondellBasell Industries N.V. - Class A	2	167
M&T Bank Corporation	1	145
Marathon Oil Corporation	4	97
Marathon Petroleum Corporation	3	381
Markel Group Inc. (a)	—	118
MarketAxess Holdings Inc.	—	78
Marriott International, Inc. - Class A	2	378
Marsh & Mclennan Companies, Inc.	3	619
Martin Marietta Materials, Inc.	—	206
Marvell Technology, Inc.	6	341
Masco Corporation	1	97
MasterCard Incorporated - Class A	6	2,383
Match Group, Inc. (a)	2	67
McCormick & Company, Incorporated	2	119
McDonald's Corporation	5	1,444
McKesson Corporation	1	416
Merck & Co., Inc.	17	1,860
Meta Platforms, Inc. - Class A (a)	15	5,278
MetLife, Inc.	4	271
Mettler-Toledo International Inc. (a)	—	182
MGM Resorts International (a)	2	71
Microchip Technology Incorporated	4	331
Micron Technology, Inc.	7	624
Microsoft Corporation	50	18,773
Mid-America Apartment Communities, Inc.	1	103
Moderna, Inc. (a)	2	209
Molina Healthcare, Inc. (a)	—	133
Molson Coors Beverage Company - Class B	1	76
Mondelez International, Inc. - Class A	9	662
MongoDB, Inc. - Class A (a)	—	190
Monolithic Power Systems, Inc.	—	187
Monster Beverage 1990 Corporation (a)	5	302
Moody's Corporation	1	407
Morgan Stanley	9	793
MOS Holdings Inc.	2	78
Motorola Solutions, Inc.	1	344
MSCI Inc. - Class A	1	299
Nasdaq, Inc.	3	157
NetApp, Inc.	1	125
Netflix, Inc. (a)	3	1,427
Neurocrine Biosciences, Inc. (a)	1	79
Newmont Corporation	8	321
News Corporation - Class A	2	55
News Corporation - Class B	1	21
NextEra Energy, Inc.	14	838
Nike, Inc. - Class B	8	889
NiSource Inc.	3	71
Norfolk Southern Corporation	2	363
Northern Trust Corporation	1	120
Northrop Grumman Corporation	1	473
NRG Energy, Inc.	2	87
Nucor Corporation	2	272
NVIDIA Corporation	16	7,923
NVR, Inc. (a)	—	140
Occidental Petroleum Corporation	4	248
Okta, Inc. - Class A (a)	1	89
Old Dominion Freight Line, Inc.	1	258
Omnicom Group Inc.	1	121
On Semiconductor Corporation (a)	3	237
ONEOK, Inc.	4	280
Oracle Corporation	11	1,126
O'Reilly Automotive, Inc. (a)	—	381
Otis Worldwide Corporation	3	248
Owens Corning	1	87
PACCAR Inc	4	344
Packaging Corporation of America	1	94
Palantir Technologies Inc. - Class A (a)	12	213
Palo Alto Networks, Inc. (a)	2	624
Parker-Hannifin Corporation	1	379
Paychex, Inc.	2	250
Paycom Software, Inc.	—	69
Paylocity Holding Corporation (a)	—	43
PayPal Holdings, Inc. (a)	7	449
Pentair Public Limited Company	1	83
PepsiCo, Inc.	9	1,572
Pfizer Inc.	38	1,087
PG&E Corporation	15	264
Philip Morris International Inc.	10	984
Phillips 66	3	392
Pinnacle West Capital Corporation	1	58
Pinterest, Inc. - Class A (a)	4	137
Pioneer Natural Resources Company	2	353
Pool Corporation	—	103
PPG Industries, Inc.	2	227
PPL Corporation	5	138
Principal Financial Group, Inc.	2	129
Procter & Gamble Company, The	16	2,320
ProLogis Inc.	6	820
Prudential Financial, Inc.	2	258
PTC Inc. (a)	1	131
Public Service Enterprise Group Incorporated	3	206
Public Storage Operating Company	1	319
PulteGroup, Inc.	1	143
Qiagen N.V. (a)	2	71
Qorvo, Inc. (a)	1	71
Qualcomm Incorporated	7	1,082
Quanta Services, Inc.	1	202
Quest Diagnostics Incorporated	1	104
Raymond James Financial, Inc.	1	143
Realty Income Corporation	5	273
Regency Centers Corporation	1	73
Regeneron Pharmaceuticals, Inc. (a)	1	618
Regions Financial Corporation	6	114
Reinsurance Group of America, Incorporated	—	68
Republic Services, Inc.	1	219
ResMed Inc.	1	169
Revvity, Inc.	1	93
Rivian Automotive, Inc. - Class A (a) (b)	5	110
Roblox Corporation - Class A (a)	3	143
Rockwell Automation, Inc.	1	241
Rollins, Inc.	2	88
Roper Technologies, Inc.	1	361
Ross Stores, Inc.	2	293
Royal Caribbean Cruises Ltd. (a)	2	208
Royalty Pharma PLC - Class A	3	81
RTX Corporation	10	813
S&P Global Inc.	2	950
Salesforce, Inc. (a)	6	1,702
SBA Communications Corporation - Class A	1	189
Schlumberger Limited	9	492
Sempra	4	312
ServiceNow, Inc. (a)	1	927
Simon Property Group, Inc.	2	305
Sirius XM Holdings Inc. (b)	3	19
Skyworks Solutions, Inc.	1	126
Snap Inc. - Class A (a)	7	116
Snap-on Incorporated	—	107

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Snowflake Inc. - Class A (a)	2	411
Southern Copper Corporation	1	52
Southwest Airlines Co.	4	116
Splunk Inc. (a)	1	155
SS&C Technologies Holdings, Inc.	1	89
Stanley Black & Decker, Inc.	1	94
Starbucks Corporation	8	734
State Street Corporation	2	171
Steel Dynamics, Inc.	1	128
Stryker Corporation	2	705
Sun Communities, Inc.	1	117
Synchrony Financial	3	108
Synopsys, Inc. (a)	1	524
Sysco Corporation	3	241
T. Rowe Price Group, Inc.	2	167
Take-Two Interactive Software, Inc. (a)	1	165
Targa Resources Corp.	1	129
Target Corporation	3	433
TE Connectivity Ltd. (c)	2	272
Teledyne Technologies Incorporated (a)	—	146
Teleflex Incorporated	—	78
Teradyne, Inc.	1	115
Tesla Inc. (a)	19	4,617
Texas Instruments Incorporated	6	1,035
Texas Pacific Land Corporation	—	66
Textron Inc.	1	102
The AES Corporation	4	84
The Allstate Corporation	2	248
The Bank of New York Mellon Corporation (d)	5	261
The Boeing Company (a)	4	1,060
The Carlyle Group, Inc.	2	62
The Charles Schwab Corporation	10	665
The Cigna Group	2	562
The Clorox Company	1	118
The Coca-Cola Company	26	1,555
The Cooper Companies, Inc.	—	127
The Estee Lauder Companies Inc. - Class A	2	229
The Goldman Sachs Group, Inc.	2	844
The Hartford Financial Services Group, Inc.	2	161
The Hershey Company	1	183
The Interpublic Group of Companies, Inc.	3	83
The J. M. Smucker Company	1	96
The Kroger Co.	4	205
The PNC Financial Services Group, Inc.	3	407
The Progressive Corporation	4	629
The Sherwin-Williams Company	2	502
The Southern Company	7	506
The Trade Desk, Inc. - Class A (a)	3	209
The Travelers Companies, Inc.	2	295
The Williams Companies, Inc.	8	280
Thermo Fisher Scientific Inc.	3	1,369
TJX Companies, Inc., The	8	712
T-Mobile USA, Inc.	3	524
Tractor Supply Company	1	150
Trane Technologies Public Limited Company	2	376
TransDigm Group Incorporated	—	357
TransUnion	1	89
Trimble Inc. (a)	2	93
Truist Financial Corporation	9	333
Twilio Inc. - Class A (a)	1	86
Tyler Technologies, Inc. (a)	—	116
Tyson Foods, Inc. - Class A	2	95
U.S. Bancorp	10	443
Uber Technologies, Inc. (a)	13	822
UDR, Inc.	2	76
Ulta Beauty, Inc. (a)	—	157
Union Pacific Corporation	4	1,000
United Airlines Holdings, Inc. (a)	2	89
United Parcel Service, Inc. - Class B	5	760
United Rentals, Inc.	—	254
UnitedHealth Group Incorporated	6	3,268
Unity Software Inc. (a) (b)	2	70
Universal Health Services, Inc. - Class B	—	50
Vail Resorts, Inc.	—	61
Valero Energy Corporation	2	292
Veeva Systems Inc. - Class A (a)	1	181
Ventas, Inc.	3	127
Veralto Corporation	2	130
VeriSign, Inc. (a)	1	126
Verisk Analytics, Inc.	1	227
Verizon Communications Inc.	28	1,065
Vertex Pharmaceuticals Incorporated (a)	2	704
Viatris Inc.	9	92
VICI Properties Inc.	7	215
Visa Inc. - Class A	11	2,763
Vistra Corp.	2	88
W. R. Berkley Corporation	1	93
W. W. Grainger, Inc.	—	249
W.P. Carey Inc.	1	90
Walgreens Boots Alliance, Inc.	5	130
Walmart Inc.	10	1,536
Walt Disney Company, The	12	1,105
Waste Management, Inc.	2	436
Waters Corporation (a)	—	124
Watsco, Inc.	—	95
WEC Energy Group Inc.	2	182
Wells Fargo & Company	24	1,189
Welltower OP LLC	4	337
West Pharmaceutical Services, Inc.	—	164
Western Digital Corporation (a)	2	108
Westinghouse Air Brake Technologies Corporation	1	154
Westlake Corporation	—	33
WestRock Company	2	73
Weyerhaeuser Company	5	178
Willis Towers Watson Public Limited Company	1	166
Workday, Inc. - Class A (a)	1	387
Wynn Resorts, Limited	1	57
Xcel Energy Inc.	4	227
Xylem Inc.	2	195
Yum! Brands, Inc.	2	241
Zebra Technologies Corporation - Class A (a)	—	102
Zillow Group, Inc. - Class A (a)	—	14
Zillow Group, Inc. - Class C (a)	1	61
Zimmer Biomet Holdings, Inc.	1	163
Zoetis Inc. - Class A	3	612
Zoom Video Communications, Inc. - Class A (a)	2	118
Zscaler, Inc. (a)	1	136
		273,242
Japan 6.5%
ABC-Mart, Inc.	—	2
ACOM Co., Ltd.	4	9
Advantest Corporation	5	162
Aeon Co., Ltd.	6	132
AGC Inc. (b)	2	59
Aisin Corporation	1	45
Ajinomoto Co., Inc.	3	127
ANA Holdings Inc.	1	22
Asahi Group Holdings, Ltd.	4	134
Asahi Intecc Co., Ltd.	2	34
Asahi Kasei Corporation	9	70
ASICS Corporation (b)	1	41
Astellas Pharma Inc.	12	143
Bandai Namco Holdings Inc.	4	91
Bridgestone Corporation (b)	4	149
Brother Industries, Ltd.	2	27
Canon Inc.	7	179
Capcom Co., Ltd.	1	32
Central Japan Railway Company	6	155
Chubu Electric Power Co., Inc.	5	67
Chugai Pharmaceutical Co., Ltd.	4	167
Concordia Financial Group, Ltd.	7	31
COSMOS Pharmaceutical Corporation	—	12
Dai Nippon Printing Co., Ltd.	1	38
Daifuku Co., Ltd.	3	54
Dai-ichi Life Holdings, Inc.	7	144
Daiichi Sankyo Company, Ltd	13	354
Daikin Industries, Ltd.	2	326
Daito Trust Construction Co., Ltd.	—	46
Daiwa House Industry Co., Ltd	4	136

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Daiwa House REIT Investment Corporation	—	27
Daiwa Securities Group Inc.	10	68
DENSO Corporation	12	185
DISCO Corporation	1	148
East Japan Railway Company	3	150
Eisai Co., Ltd.	2	85
ENEOS Holdings, Inc.	22	88
FANUC Corporation	6	173
Fast Retailing Co., Ltd.	1	272
Fuji Electric Co., Ltd.	1	43
FUJIFILM Holdings Corporation	3	162
Fujitsu Limited	1	166
Fukuoka Financial Group, Inc.	1	26
GLP J-REIT	—	30
Hamamatsu Photonics K.K.	1	41
Hankyu Hanshin Holdings, Inc.	2	54
HASEKO Corporation	2	22
Hikari Tsushin,Inc. (b)	—	33
Hirose Electric Co., Ltd.	—	24
Hitachi Construction Machinery Co., Ltd.	1	18
Hitachi, Ltd.	6	439
Honda Motor Co., Ltd.	33	338
Hoshizaki Corporation	1	29
Hoya Corporation	2	286
Hulic Co., Ltd. (b)	3	36
IBIDEN Co., Ltd.	1	50
Idemitsu Kosan Co., Ltd.	6	33
Iida Group Holdings Co., Ltd.	—	4
Inpex Corporation (b)	6	75
Isuzu Motors Limited	5	65
ITOCHU Corporation	9	375
Japan Airlines Co., Ltd.	1	19
Japan Airport Terminal Co., Ltd.	—	9
Japan Exchange Group, Inc.	4	76
Japan Metropolitan Fund Investment Corporation	—	35
Japan Post Bank Co., Ltd.	8	83
Japan Post Holdings Co., Ltd.	12	111
Japan Post Insurance Co., Ltd.	2	27
Japan Real Estate Investment Corporation	—	37
Japan Tobacco Inc. (b)	7	194
JFE Holdings, Inc.	4	60
JSR Corporation	2	43
Kajima Corporation	2	42
Kansai Paint Co., Ltd	2	31
Kao Corporation (b)	3	115
Kawasaki Heavy Industries, Ltd.	1	24
Kawasaki Kisen Kaisha, Ltd.	1	43
KDDI Corporation	10	324
Keio Corporation	1	28
Keisei Electric Railway Co., Ltd.	1	42
Keyence Corporation	1	571
Kikkoman Corporation	1	80
Kintetsu Group Holdings Co., Ltd	1	41
Kirin Holdings Company, Ltd (b)	6	84
Kobe Bussan Co., Ltd.	1	24
Koei Tecmo Holdings Co., Ltd.	1	9
Koito Manufacturing Co., Ltd.	2	28
Komatsu Ltd.	7	172
Konami Holdings Corporation	1	37
Kose Corporation	—	15
Kubota Corporation (b)	8	114
Kurita Water Industries Ltd.	1	27
KYOCERA Corporation	8	122
Kyoto Financial Group, Inc.	2	31
Kyowa Kirin Co., Ltd. (b)	2	30
Kyushu Railway Company	1	24
Lasertec Co., Ltd. (b)	1	131
Lawson, Inc.	—	5
M3, Inc.	3	46
Makita Corporation	1	36
Marubeni Corporation	11	175
Matsuki Yokokokara & Company Co., Ltd.	3	48
Mazda Motor Corporation	4	44
McDonald's Holdings Company (Japan), Ltd. (b)	1	22
Medipal Holdings Corporation	1	21
Meiji Holdings Co., Ltd.	2	47
Minebeamitsumi Inc.	2	39
MISUMI Group Inc.	2	34
Mitsubishi Chemical Group Corporation	10	59
Mitsubishi Corporation	27	430
Mitsubishi Electric Corporation	14	194
Mitsubishi Estate Co., Ltd.	9	128
Mitsubishi HC Capital Inc.	7	50
Mitsubishi Heavy Industries, Ltd.	2	146
Mitsubishi Motors Corporation	5	15
Mitsubishi UFJ Financial Group Inc	81	696
Mitsui & Co., Ltd.	10	371
Mitsui Chemicals, Inc.	2	44
Mitsui Fudosan Co., Ltd.	7	164
Mitsui O.S.K. Lines, Ltd.	3	93
Mizuho Bank, Ltd. (b)	2	38
Mizuho Financial Group, Inc.	17	293
MonotaRO Co., Ltd.	—	4
MS&AD Insurance Group Holdings, Inc.	3	130
Murata Manufacturing Co., Ltd.	13	266
Nec Corporation	2	89
NEXON Co., Ltd.	3	60
NGK Insulators, Ltd.	2	23
Nidec Corporation	3	137
Nikon Corporation	2	24
Nintendo Co., Ltd.	7	376
Nippon Building Fund Inc. (b)	—	48
Nippon Express Co., Ltd. (b)	1	34
Nippon Paint Holdings Co., Ltd. (b)	7	57
Nippon Prologis REIT, Inc.	—	31
Nippon Sanso Holdings Corporation	1	32
Nippon Steel Corporation	6	148
Nippon Telegraph and Telephone Corporation	191	233
Nippon Yusen Kabushiki Kaisha	3	102
Nissan Motor Co., Ltd.	16	63
Nisshin Seifun Group Inc.	1	13
Nissin Chemical Corporation	1	39
Nissin Food Holdings Co., Ltd.	1	52
Niterra Co., Ltd.	2	45
Nitori Holdings Co., Ltd.	1	67
Nitto Denko Corporation	1	75
Nomura Holdings, Inc.	22	101
Nomura Real Estate Holdings, Inc.	1	18
Nomura Real Estate Master Fund, Inc.	—	36
Nomura Research Institute Ltd	3	81
NTT DATA Corporation	3	45
Obayashi Corporation	5	42
OBIC Co., Ltd.	1	86
Odakyu Electric Railway Co., Ltd.	2	37
Oji Holdings Corporation	7	27
Olympus Corporation	8	113
OMRON Corporation	1	65
Ono Pharmaceutical Co., Ltd.	3	60
Open House Group Co., Ltd.	1	15
Oracle Corporation Japan	—	15
Oriental Land Co., Ltd.	7	267
ORIX Corporation	7	139
Osaka Gas Co., Ltd.	3	63
Otsuka Corporation	1	33
Otsuka Holdings Co., Ltd.	3	116
Pan Pacific International Holdings Corporation	4	86
Panasonic Holdings Corporation	16	157
Persol Holdings Co., Ltd.	13	22
Rakuten Group, Inc. (b)	11	49
Recruit Holdings Co., Ltd.	11	447
Renesas Electronics Corporation (a)	8	151
Resona Holdings, Inc.	16	82
Ricoh Company, Ltd.	4	33
ROHM Co., Ltd.	2	46
SBI Holdings, Inc.	2	40
SCSK Corporation	1	18
Secom Co., Ltd.	1	108
Sega Sammy Holdings, Inc.	1	15
Seiko Epson Corporation.	2	36
Sekisui Chemical Co., Ltd.	3	45

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Sekisui House, Ltd.	4	98
Seven & I Holdings Co., Ltd.	5	214
SG Holdings Co., Ltd.	2	34
Sharp Corporation (a)	2	11
Shimadzu Corporation	2	53
Shimano Inc.	1	93
Shimizu Corporation	2	15
Shin-Etsu Chemical Co., Ltd.	13	547
Shionogi & Co., Ltd.	2	96
Shiseido Company, Limited	3	81
SMC Corporation	—	214
Softbank Corp.	19	233
SoftBank Group Corp	6	289
Sojitz Corporation	1	33
Sompo Holdings, Inc.	2	103
Sony Group Corporation	8	787
Square Enix Holdings Co., Ltd.	—	7
Subaru Corporation.	4	66
SUMCO Corporation (b)	2	33
Sumitomo Chemical Company, Limited	11	27
Sumitomo Corporation	8	181
Sumitomo Electric Industries, Ltd.	5	66
Sumitomo Metal Mining Co., Ltd.	2	57
Sumitomo Mitsui Financial Group, Inc.	9	440
Sumitomo Mitsui Trust Bank, Limited	5	96
Sumitomo Realty & Development Co., Ltd.	3	95
Suntory Beverage & Food Limited (b)	1	30
Suzuki Motor Corporation	3	124
Sysmex Corporation	1	61
T&D Holdings, lnc.	3	49
Taisei Corporation	1	44
Taisho Pharmaceutical Holdings Co., Ltd.	—	18
Takeda Pharmaceutical Co Ltd	10	301
TDK Corporation	2	114
Terumo Corporation	5	160
The Chiba Bank, Ltd.	5	36
The Kansai Electric Power Company, Incorporated	5	68
TIS Inc.	1	31
TOBU Railway Co., LTD.	1	38
Toho Co., Ltd.	1	20
Tokio Marine Holdings, Inc.	13	330
Tokyo Century Corporation	1	13
Tokyo Electric Power Company Holdings, Inc. (a)	5	29
Tokyo Electron Limited	3	534
Tokyo Gas Co., Ltd.	2	57
Tokyu Corporation	5	61
Tokyu Fudosan Holdings Corporation	5	30
TOPPAN Holdings Inc.	2	50
Toray Industries, Inc.	12	61
Tosoh Corporation	2	28
TOTO Ltd.	1	29
Toyo Suisan Kaisha, Ltd.	1	46
Toyota Industries Corporation	1	98
Toyota Motor Corporation	80	1,464
Toyota Tsusho Corporation	2	94
Trend Micro Incorporated (b)	1	53
Unicharm Corporation (b)	2	91
USS Co., Ltd.	2	30
Welcia Holdings Co., Ltd.	1	10
West Japan Railway Company	2	67
Yakult Honsha Co., Ltd.	2	34
Yamaha Corporation	1	12
Yamaha Motor Co., Ltd. (b)	5	43
Yamato Holdings Co., Ltd.	2	31
Yaskawa Electric Corporation	2	75
Yokogawa Electric Corporation	2	30
Z Holdings Corporation	22	77
Zensho Holdings Co., Ltd.	1	31
ZOZO, Inc.	1	13
		26,080
United Kingdom 3.7%
3I Group PLC	6	200
abrdn plc (b)	15	34
Admiral Group PLC	2	60
Amcor Pty Ltd	11	102
Anglo American PLC	8	212
Ashtead Group Public Limited Company	3	199
Associated British Foods PLC	2	74
AstraZeneca PLC	10	1,408
Auto Trader Group PLC	6	59
Aviva PLC	18	100
B&M European Value Retail S.A.	6	41
BAE Systems PLC	20	281
Barclays PLC	90	176
Barratt Developments PLC	7	49
BP P.L.C.	110	654
British American Tobacco P.L.C.	15	440
BT Group PLC	38	60
Bunzl Public Limited Company	2	85
Burberry Group PLC	2	35
Carnival Corporation (a)	6	112
Centrica PLC	40	71
CNH Industrial N.V.	6	76
Coca-Cola Europacific Partners PLC	1	94
Compass Group PLC	11	312
Convatec Group PLC (c)	11	34
Croda International Public Limited Company	1	61
DCC Public Limited Company	1	38
Dechra Pharmaceuticals PLC	1	41
Diageo PLC	15	547
DS Smith PLC	9	36
Entain PLC	4	50
Experian PLC	6	253
Ferguson Holdings Limited	1	256
Fiat Chrysler Automobiles N.V.	13	305
GSK PLC	27	501
Haleon PLC	37	150
Halma Public Limited Company	3	75
Hargreaves Lansdown PLC	2	18
Hikma Pharmaceuticals Public Limited Company	1	27
Hiscox Ltd.	2	32
Howden Joinery Group PLC	4	42
HSBC Holdings PLC	126	1,023
Imperial Brands PLC	6	138
Informa Jersey Limited	9	91
InterContinental Hotels Group PLC	1	114
Intermediate Capital Group PLC	2	43
Intertek Group Plc	1	62
J Sainsbury PLC	12	45
JD Sports Fashion PLC	18	39
Kingfisher PLC	10	31
Land Securities Group PLC	5	42
Legal & General Group PLC	42	133
Lloyds Banking Group PLC	417	253
London Stock Exchange Group PLC	3	344
M&G PLC	13	36
Melrose Industries PLC	8	58
Mondi PLC	3	66
National Grid PLC	25	336
NatWest Group PLC	33	92
Next PLC	1	80
NMC Health PLC (e)	1	—
Ocado Group PLC (a)	4	40
Pearson PLC	4	47
Persimmon Public Limited Company	2	40
Phoenix Group Holdings PLC	6	38
Prudential Public Limited Company	18	203
Reckitt Benckiser Group PLC	5	345
Relx PLC	13	506
Rentokil Initial PLC	17	98
Rightmove PLC	6	44
Rio Tinto PLC	7	533
Rolls-Royce PLC (a)	58	222
Schroders PLC	5	29
SEGRO Public Limited Company	7	81
Severn Trent PLC	2	50
Smith & Nephew PLC	6	86
Smiths Group PLC	2	48
Spirax-Sarco Engineering PLC	1	69

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
SSE PLC	7	174
St. James's Place PLC	4	32
Standard Chartered PLC	15	128
Taylor Wimpey PLC	26	48
Tesco PLC	46	170
The Berkeley Group Holdings PLC	1	50
The Sage Group PLC.	7	102
Unilever PLC	17	802
United Utilities PLC	5	63
Vodafone Group Public Limited Company	145	127
Weir Group PLC(The)	2	42
Whitbread PLC	1	50
Wise PLC - Class A (a)	5	50
WPP 2012 Limited	8	76
		14,819
Canada 3.3%
Agnico Eagle Mines Limited	3	178
Air Canada (a)	2	32
Alimentation Couche-Tard Inc.	5	293
AltaGas Ltd.	2	44
ARC Resources Ltd. (b)	4	67
Bank of Montreal	5	466
Bank of Nova Scotia, The	8	381
Barrick Gold Corporation	12	210
BCE Inc.	2	79
Brookfield Asset Management Ltd. - Class A	2	100
Brookfield Corporation - Class A	10	395
CAE Inc. (a)	2	45
Cameco Corporation	3	121
Canadian Apartment Properties Real Estate Investment Trust	1	18
Canadian Imperial Bank of Commerce (b)	6	303
Canadian National Railway Company	4	495
Canadian Natural Resources Limited	7	474
Canadian Pacific Kansas City Limited	6	482
Canadian Tire Corporation, Limited - Class A	—	42
Canadian Utilities Limited - Class A	1	22
CCL Industries Inc. - Class B	1	37
Cenovus Energy Inc.	8	136
CGI Inc. - Class A (a)	1	149
Constellation Software Inc.	—	330
Dollarama Inc.	2	136
Emera Incorporated	2	65
Empire Company Limited - Class A	1	24
Enbridge Inc.	14	517
Fairfax Financial Holdings Limited	—	142
Finning International Inc.	1	32
First Quantum Minerals Ltd	4	33
FirstService Corporation	—	43
Fortis Inc.	3	132
Franco-Nevada Corporation	1	146
George Weston Limited	—	51
GFL Environmental Inc.	1	38
Gildan Activewear Inc. - Class A	1	43
Great-West Lifeco Inc.	2	60
Groupe WSP Global Inc.	1	119
Hydro One Limited	2	69
iA Societe Financiere Inc.	1	42
IGM Financial Inc.	1	13
Imperial Oil Limited	1	75
Intact Financial Corporation	1	185
Ivanhoe Mines Ltd - Class A (a) (b)	3	33
Keyera Corp.	2	41
Kinross Gold Corporation	8	49
Loblaw Companies Limited	1	97
Lululemon Athletica Canada Inc. (a)	1	393
Lundin Mining Corporation	5	38
Magna International Inc.	2	112
Manulife Financial Corporation	12	273
Metro Inc. - Class A	2	86
National Bank of Canada	2	175
Nutrien Ltd.	3	179
Open Text Corporation	2	76
Pembina Pipeline Corporation	4	131
Power Corporation of Canada (b)	4	109
Quebecor Inc. - Class B	1	29
RB Global, Inc.	1	80
Restaurant Brands International Limited Partnership	2	156
RioCan Real Estate Investment Trust	1	15
Rogers Communications Inc. - Class B	2	112
Royal Bank of Canada	9	959
Saputo Inc.	2	32
Shopify Inc. - Class A (a)	8	608
Sun Life Financial Inc.	4	202
Suncor Energy Inc.	8	269
TC Energy Corporation (b)	7	273
Teck Resources Limited - Class B	3	125
TELUS Corporation	3	53
TFI International Inc.	1	71
The Toronto-Dominion Bank	12	792
Thomson Reuters Corporation	1	144
TMX Group Limited	2	46
Tourmaline Oil Corp	2	95
Waste Connections, Inc.	2	263
West Fraser Timber Co. Ltd.	—	34
Wheaton Precious Metals Corp.	3	148
		13,162
France 3.0%
Aeroports de Paris	—	29
Airbus SE	4	622
Amundi (c)	—	30
AXA	12	387
Biomerieux SA	—	34
BNP Paribas	7	491
Bollore SE	6	35
Bouygues	1	56
Bureau Veritas	2	52
Capgemini	1	223
Carrefour	4	65
Compagnie De Saint-Gobain	3	239
Compagnie Generale des Etablissements Michelin	4	160
Credit Agricole SA	9	126
Danone	4	278
Dassault Aviation	—	28
Dassault Systemes	5	224
Edenred	2	100
Eiffage	1	61
Engie	12	205
EssilorLuxottica	2	420
Eurofins Scientific SE	1	59
Getlink S.E.	2	42
Hermes International	—	479
IPSEN	—	29
Kering	—	197
L'Air Liquide, societe anonyme pour l'Etude et l'Exploitation des procedes Georges Claude	3	677
Legrand	2	188
L'Oreal	2	812
LVMH Moet Hennessy Louis Vuitton	2	1,400
Orange	11	129
Pernod Ricard	1	232
Publicis Groupe SA	2	140
Safran	2	408
Sanofi	8	758
Sartorius Stedim Biotech	—	43
Schneider Electric SE	4	718
Societe d'exploitation Hoteliere	—	52
Societe Generale	5	130
Thales	1	84
TotalEnergies SE	15	1,030
Veolia Environnement-VE	4	128
VINCI	3	415
Vivendi SE	3	35
		12,050
Switzerland 2.4%
ABB Ltd - Class N	11	473
Alcon AG	3	250
Barry Callebaut AG - Class N	—	47
Chocoladefabriken Lindt & Sprungli AG - Class N	—	121

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Coca-Cola HBC AG	1	40
Compagnie Financiere Richemont SA	4	490
DSM-Firmenich AG	2	159
EMS-Chemie Holding AG	—	39
Geberit AG - Class N	—	142
Givaudan SA - Class N	—	257
Glencore PLC	62	373
Holcim AG	3	261
Julius Bar Gruppe AG - Class N	1	77
Kuhne & Nagel International AG	—	119
Lonza Group AG	1	212
Nestle S.A. - Class N	18	2,069
Novartis AG - Class N	14	1,397
Partners Group Holding AG	—	215
Roche Holding AG	—	55
Sandoz Group AG (a)	3	85
Schindler Holding AG - Class N	—	35
SGS SA	1	86
Sika AG	1	341
Sonova Holding AG	—	103
STMicroelectronics N.V.	4	220
Straumann Holding AG - Class N	1	124
Swiss Life Holding AG - Class N	—	131
Swiss Re AG	2	215
Swisscom AG - Class N	—	102
The Swatch Group AG	—	54
The Swatch Group AG - Class N	—	18
UBS Group AG	22	672
Zurich Insurance Group AG - Class N	1	511
		9,493
Germany 2.0%
Adidas AG - Class N	1	218
Allianz SE	3	708
BASF SE - Class N	6	309
Bayer Aktiengesellschaft - Class N	6	229
Bayerische Motoren Werke Aktiengesellschaft	2	227
Beiersdorf Aktiengesellschaft	1	105
Brenntag SE - Class N	1	79
Carl Zeiss Meditec AG	—	25
COMMERZBANK Aktiengesellschaft	7	81
Continental Aktiengesellschaft	1	62
Covestro AG (a) (c)	1	72
Daimler Truck Holding AG	3	128
Delivery Hero SE (a) (c)	1	35
Deutsche Bank Aktiengesellschaft - Class N	13	172
Deutsche Borse Aktiengesellschaft - Class N	1	253
Deutsche Lufthansa Aktiengesellschaft (a)	4	36
Deutsche Post AG - Class N	6	305
Deutsche Telekom AG - Class N	23	558
DW Property Invest GmbH	—	5
E.ON SE - Class N	15	203
Evonik Industries AG	1	26
Fresenius SE & Co. KGaA	3	87
Hannover Ruck SE - Class N	—	91
Heidelberg Materials AG	1	80
Henkel AG & Co. KGaA	1	62
Infineon Technologies AG - Class N	9	372
Mercedes-Benz Group AG - Class N	5	367
MERCK Kommanditgesellschaft auf Aktien	1	139
MTU Aero Engines AG - Class N	—	80
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	1	373
Puma SE	1	41
RWE Aktiengesellschaft	5	210
SAP SE	7	1,105
Siemens Aktiengesellschaft - Class N	5	895
Siemens Energy AG (a)	3	34
Siemens Healthineers AG (c)	2	101
Symrise AG	1	96
Talanx Aktiengesellschaft	—	26
Vonovia SE	6	179
		8,174
Australia 2.0%
Ampol Limited	1	25
ANZ Group Holdings Limited	20	359
Aristocrat Leisure Limited	4	125
ASX Limited	1	54
Atlas Arteria Limited	5	21
Aurizon Holdings Limited	13	33
Australian Pipeline Trust	8	44
BHP Group Limited	34	1,166
BlueScope Steel Limited	2	37
Brambles Limited	9	82
Cochlear Limited	—	94
Coles Group Limited	9	102
Commonwealth Bank of Australia	11	847
Computershare Limited	4	62
CSL Limited	3	628
DEXUS Funds Management Limited	8	41
Endeavour Group Limited	9	30
Fortescue Ltd	11	208
Goodman Funding Pty Ltd	12	203
GPT Management Holdings Limited	13	42
IDP Education Limited	2	31
IGO Limited	5	29
Incitec Pivot Limited	13	25
Insurance Australia Group Limited	16	61
Macquarie Group Limited	3	323
Medibank Private Limited	18	44
Mineral Resources Limited	1	55
Mirvac Limited	25	35
National Australia Bank Limited	21	434
Northern Star Resources Ltd	8	74
Orica Limited	3	31
Origin Energy Limited	13	74
Pilbara Minerals Limited (b)	19	50
Qantas Airways Limited (a)	5	20
QBE Insurance Group Limited	10	97
Ramsay Health Care Limited	1	47
REA Group Ltd	—	46
Reece Limited	2	34
Rio Tinto Limited	3	232
Santos Limited	21	110
Scentre Group Limited	38	76
SEEK Limited	2	30
Seven Group Holdings Limited	1	22
Sonic Healthcare Limited	3	71
South32 Limited	30	68
Stockland Corporation Ltd	16	49
Suncorp Group Limited	9	81
Telstra Corporation Limited	27	74
The Lottery Corporation Limited	16	54
TPG Corporation Limited	3	12
Transurban Holdings Limited	21	194
Treasury Wine Estates Limited	5	38
Vicinity Centres RE Ltd	26	36
Washington H. Soul Pattinson and Company Limited	2	37
Wesfarmers Limited	8	299
Westpac Banking Corporation	24	372
WiseTech Global Limited	1	56
Woodside Energy Group Ltd	13	268
Woolworths Group Limited	8	204
Worley Limited	2	26
		8,122
Netherlands 1.6%
Adyen N.V. (a) (c)	—	268
Aegon Ltd.	10	61
Akzo Nobel N.V.	1	90
ASM International N.V.	—	155
ASML Holding N.V.	3	1,998
Exor Nederland N.V.	1	62
HAL Trust	—	39
Heineken Holding N.V.	1	58
Heineken N.V.	2	192
ING Groep N.V.	22	335
JDE Peet's N.V.	—	12
Koninklijke Ahold Delhaize N.V.	6	178
Koninklijke KPN N.V.	21	74

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Koninklijke Philips N.V. (a)	6	141
NN Group N.V.	2	73
NXP Semiconductors N.V.	2	390
Prosus N.V. - Class N	10	297
Randstad N.V.	1	57
Shell PLC - Class A	44	1,442
Universal Music Group N.V.	6	179
Wolters Kluwer N.V. - Class C	2	228
		6,329
Sweden 1.0%
AB Sagax - Class B	1	31
Aktiebolaget Industrivarden - Class A	1	22
Aktiebolaget Industrivarden - Class C (b)	1	38
Aktiebolaget SKF - Class B	3	51
Aktiebolaget Volvo - Class A	1	38
Aktiebolaget Volvo - Class B	10	248
Alfa Laval AB	2	82
Assa Abloy AB - Class B	7	199
Atlas Copco Aktiebolag - Class A	17	301
Atlas Copco Aktiebolag - Class B	11	158
Axfood AB	1	19
Boliden AB (a)	2	59
Castellum Aktiebolag	3	42
Epiroc Aktiebolag - Class A	4	86
Epiroc Aktiebolag - Class B	3	47
EQT AB (c)	4	127
Essity Aktiebolag (publ) - Class B	4	103
Evolution AB (publ) (c)	1	149
Fastighets AB Balder - Class B (a)	5	32
G&L Beijer Ref AB - Class B (b)	3	37
Getinge AB - Class B	1	33
H & M Hennes & Mauritz AB - Class B (b)	4	77
Hexagon Aktiebolag - Class B	14	164
Holmen Aktiebolag - Class B	—	13
Husqvarna Aktiebolag - Class B	3	23
Indutrade Aktiebolag	2	44
Investment Ab Latour - Class B	1	24
Investor Aktiebolag - Class A	4	89
Investor Aktiebolag - Class B	12	276
L E Lundbergforetagen Aktiebolag (publ) - Class B	1	28
Lifco AB (Publ) - Class B	1	33
NIBE Industrier AB - Class B	12	83
Nordnet AB	1	16
Saab AB - Class B	1	33
Sandvik Aktiebolag	7	161
Securitas AB - Class B	2	23
Skandinaviska Enskilda Banken AB - Class A	11	149
Skanska AB - Class B	3	49
SSAB AB - Class A	2	12
SSAB AB - Class B	4	32
Svenska Cellulosa Aktiebolaget SCA - Class B	4	57
Svenska Handelsbanken AB - Class A	11	119
Swedbank AB - Class A	6	117
Swedish Orphan Biovitrum AB (Publ) (a)	2	41
Tele2 AB - Class B	3	29
Telefonaktiebolaget LM Ericsson - Class B	22	136
Telia Company AB	17	44
Trelleborg AB - Class B	2	55
Volvo Cars AB - Class B (a)	4	14
		3,843
Denmark 0.9%
A.P. Moller - Maersk A/S - Class A	—	37
A.P. Moller - Maersk A/S - Class B	—	52
Carlsberg A/S - Class B	1	64
Chr. Hansen Holding A/S	1	62
Coloplast A/S - Class B	1	96
Danske Bank A/S	4	111
Demant A/S (a)	—	17
DSV A/S	1	208
Genmab A/S (a)	—	143
Novo Nordisk A/S - Class B	23	2,355
Novozymes A/S - Class B	1	80
Orsted A/S (c)	1	70
Pandora A/S	1	77
Tryg A/S	2	49
Vestas Wind Systems A/S (a)	7	217
		3,638
Ireland 0.7%
Flutter Entertainment Public Limited Company (a)	1	191
James Hardie Industries Public Limited Company - CDI	3	118
Kerry Group Public Limited Company - Class A	1	94
Kingspan Group Public Limited Company	1	87
Linde Public Limited Company	3	1,340
Medtronic, Inc.	9	733
Seagate Technology Holdings Public Limited Company	1	119
Smurfit Kappa Funding Designated Activity Company	2	73
Steris Public Limited Company	1	151
		2,906
Spain 0.7%
Acciona,S.A.	—	21
ACS, Actividades de Construccion y Servicios, S.A.	1	66
AENA, S.M.E., S.A. (c)	—	87
Amadeus IT Holding, S.A. (c)	3	211
Banco Bilbao Vizcaya Argentaria, S.A.	38	349
Banco Santander, S.A.	104	437
CaixaBank, S.A.	26	106
Cellnex Telecom, S.A. (c)	4	154
Corporacion Acciona Energias Renovables, S.A.	—	12
Endesa, S.A. (b)	2	45
Ferrovial SE	3	127
Iberdrola, Sociedad Anonima	37	488
Industria de Diseno Textil, S.A.	7	318
Naturgy Energy Group, S.A. (b)	1	32
Redeia Corporacion, S.A.	3	48
Repsol SA.	8	115
Telefonica, S.A.	38	149
		2,765
Italy 0.6%
A2a S.P.A.	11	22
Amplifon S.p.A	1	20
Assicurazioni Generali Societa' Per Azioni	7	147
Banca Mediolanum SpA	2	16
Banco BPM Societa' Per Azioni	10	54
Buzzi S.P.A.	—	2
Davide Campari-Milano N.V.	4	40
DiaSorin S.p.A.	—	16
Enel S.p.A	53	393
Eni S.p.A.	14	246
Ferrari N.V.	1	280
Finecobank Banca Fineco SPA	4	62
Hera S.p.A.	5	18
Infrastrutture Wireless Italiane S.p.A. (c)	2	28
Intesa Sanpaolo SPA	109	318
Leonardo S.p.A.	3	45
Mediobanca Banca di Credito Finanziario Societa' Per Azioni	4	47
Moncler S.p.A.	1	80
Nexi Spa (a)	4	29
Pirelli & C. S.p.A. (c)	3	16
Poste Italiane SPA (c)	3	36
Prysmian S.p.A.	2	88
Recordati Industria Chimica E Farmaceutica S.P.A. In Breve Recordati S.P.A.	1	41
Snam S.P.A.	14	71
Telecom Italia SPA (b)	79	26
Terna – Rete Elettrica Nazionale S.p.A.	9	76
UniCredit S.p.A.	12	317
UnipolSai Assicurazioni S.p.A.	3	8
		2,542
Hong Kong 0.5%
AIA Group Limited	76	665
Budweiser Brewing Company APAC Limited (c)	13	24
CK Asset Holdings Limited	13	68
CK Hutchison Holdings Limited	18	96
CK Infrastructure Holdings Limited	2	11

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
CLP Holdings Limited	11	95
ESR Group Limited (c)	18	25
Galaxy Entertainment Group Limited	14	79
Hang Lung Properties Limited	14	20
Hang Seng Bank, Limited	6	70
Henderson Land Development Company Limited	9	29
HKT Trust	28	33
Hong Kong And China Gas Company Limited -The-	94	72
Hong Kong Exchanges and Clearing Limited	8	277
Jardine Matheson Holdings Limited	1	58
Link Real Estate Investment Trust	18	98
MTR Corporation Limited	11	42
Power Assets Holdings Limited	9	55
Sino Land Company Limited	12	13
Sun Hung Kai Properties Limited	12	135
Swire Pacific Limited - Class A	3	23
Swire Pacific Limited - Class B	10	13
Swire Properties Limited	8	16
Techtronic Industries Company Limited	9	113
The Wharf (Holdings) Limited	4	13
WH Group Limited (c)	52	34
Wharf Real Estate Investment Company Limited	11	37
		2,214
Singapore 0.3%
Ascendas Real Estate Investment Trust	23	52
Capitaland Group Pte. Ltd.	33	52
Capitaland Investment Limited	17	40
City Developments Limited	4	18
DBS Group Holdings Ltd	12	302
Flex Ltd. (a)	3	90
Genting Singapore Limited	41	31
Great Eastern Holdings Limited	1	8
Jardine Cycle & Carriage Limited	1	16
Keppel Corporation Limited	9	48
Mapletree Commercial Trust Treasury Company Pte. Ltd. (c)	13	16
Oversea-Chinese Banking Corporation Limited	23	227
Singapore Airlines Limited	9	43
Singapore Exchange Limited	6	45
Singapore Technologies Engineering Ltd	10	31
Singapore Telecommunications Limited	47	89
United Overseas Bank Limited	9	198
UOL Group Limited (b)	3	14
Wilmar International Limited	14	38
		1,358
Finland 0.3%
Elisa Oyj	1	45
Fortum Oyj	3	42
Huhtamaki Oyj	1	26
Kesko Oyj - Class A	1	13
Kesko Oyj - Class B	2	37
Kone Corporation - Class B	2	119
Metso Oyj	4	46
Neste Oyj	3	105
Nokia Oyj	37	124
Nordea Bank Abp	24	295
Orion Oyj - Class A	—	9
Orion Oyj - Class B	—	18
Sampo Oyj - Class A	3	132
Stora Enso Oyj - Class R	4	56
UPM-Kymmene Oyj	4	136
Wartsila Oyj Abp	4	52
		1,255
Belgium 0.3%
Ackermans	—	27
Ageas SA/NV	1	44
Anheuser-Busch InBev	6	395
argenx SE (a)	—	145
Azelis Group	1	18
Colruyt Group	—	17
D'Ieteren Group	—	27
Elia Group	—	23
Groupe Bruxelles Lambert - Groep Brussel Lambert	1	41
KBC Groep	2	120
Sofina (b)	—	24
Solvay	1	16
UCB	1	79
Umicore	1	37
Warehouses De Pauw	1	30
		1,043
Norway 0.2%
Adevinta ASA - Class B (a) (f)	2	23
Aker ASA	—	10
Aker BP ASA	2	60
DNB Bank ASA	5	116
Equinor ASA	7	213
Gjensidige Forsikring ASA	1	26
Kongsberg Gruppen ASA	1	28
Mowi ASA	3	58
Norsk Hydro ASA	9	61
Orkla ASA	6	43
SalMar ASA	—	21
Schibsted ASA - Class A	—	13
Schibsted ASA - Class B	1	17
Storebrand ASA	3	28
Telenor ASA	5	52
Var Energi ASA	4	13
Yara International ASA	1	38
		820
Brazil 0.1%
MercadoLibre S.R.L (a)	—	515
Israel 0.1%
Azrieli Group Ltd.	—	16
Bank Hapoalim Ltd	9	77
Bank Leumi Le-Israel B.M.	10	80
Bezeq Israel Communications Company Ltd	14	19
Elbit Systems Ltd.	—	35
Icl Group Ltd	5	26
Israel Discount Bank Limited	8	38
Mizrahi-Tefahot Bank Ltd.	1	36
Nice Ltd (a)	—	90
Teva Pharmaceutical Industries Ltd (a)	8	80
		497
Poland 0.1%
Allegro.eu (a) (c)	4	36
Bank Polska Kasa Opieki - Spolka Akcyjna	1	43
Dino Polska Spolka Akcyjna (a) (c)	—	36
ING Bank Slaski Spolka Akcyjna (a)	—	14
KGHM Polska Miedz Spolka Akcyjna	1	27
LPP Spolka Akcyjna	—	33
Orlen S A	4	66
Powszechna Kasa Oszczednosci Bank Polski Spolka Akcyjna (a)	6	70
Powszechny Zaklad Ubezpieczen Spolka Akcyjna	4	44
Santander Bank Polska Spolka Akcyjna	—	27
		396
Austria 0.1%
Andritz AG	—	30
BAWAG Group AG (c)	—	25
Erste Group Bank AG	3	103
EVN AG	—	12
OMV Aktiengesellschaft	1	42
Raiffeisen Bank International AG	1	18
Telekom Austria Aktiengesellschaft	1	8
Verbund AG (b)	—	38
Vienna Insurance Group AG Wiener Versicherung Gruppe	—	10
voestalpine AG	1	23
		309
New Zealand 0.1%
Auckland International Airport Limited	9	50
Contact Energy Limited	5	26
Fisher & Paykel Healthcare Corporation Limited	4	61
Mercury NZ Limited	4	19
Meridian Energy Limited	9	32
Spark New Zealand Limited	14	45
		233

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Portugal 0.1%
EDP - Energias de Portugal, S.A.	20	99
EDP Renovaveis, S.A.	2	34
Galp Energia, SGPS, S.A.	3	48
Jeronimo Martins, SGPS, S.A.	2	46
		227
Luxembourg 0.0%
ArcelorMittal	4	103
Tenaris S.A.	2	42
		145
South Korea 0.0%
Coupang, Inc. - Class A (a)	8	130
China 0.0%
Wuxi Biologics Cayman Inc (a) (c)	23	87
Chile 0.0%
Antofagasta PLC	2	51
Macau 0.0%
Sands China Ltd. (a)	16	47
Mexico 0.0%
Fresnillo PLC	1	8
Bermuda 0.0%
Autostore Holdings Ltd (a) (c)	2	4
Russian Federation 0.0%
Evraz PLC (a) (c) (e)	3	—
Total Common Stocks (cost $254,132)		396,504
PREFERRED STOCKS 0.5%
Switzerland 0.4%
Chocoladefabriken Lindt & Sprungli AG	—	60
Roche Holding AG	5	1,352
Schindler Holding AG	—	69
		1,481
Germany 0.1%
Bayerische Motoren Werke Aktiengesellschaft	—	35
Dr. Ing. h.c. F. Porsche Aktiengesellschaft	1	62
Henkel AG & Co. KGaA (g)	1	72
Porsche Automobil Holding SE (g)	1	52
Sartorius Aktiengesellschaft	—	62
Volkswagen Aktiengesellschaft (g)	1	169
		452
Italy 0.0%
Telecom Italia SPA	39	13
Total Preferred Stocks (cost $1,895)		1,946
WARRANTS 0.0%
Canada 0.0%
Constellation Software Inc. (a) (e)	—	—
Total Warrants (cost $0)		—
SHORT TERM INVESTMENTS 1.1%
Investment Companies 0.9%
JNL Government Money Market Fund - Class I, 5.22% (d) (h)	3,852	3,852
Securities Lending Collateral 0.2%
JNL Government Money Market Fund - Class SL, 5.32% (d) (h)	635	635
Total Short Term Investments (cost $4,487)		4,487
Total Investments 99.9% (cost $260,514)		402,937
Other Derivative Instruments (0.0)%		(1)
Other Assets and Liabilities, Net 0.1%		365
Total Net Assets 100.0%		403,301

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(f) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $23 and 0.0% of the Fund.

(g) Convertible security.

(h) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Mellon World Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	7,040	37,112	40,300	152	—	—	3,852	0.9
JNL Government Money Market Fund, 5.32% - Class SL	—	12,364	11,729	13	—	—	635	0.2
JNL Securities Lending Collateral Fund - Institutional Class	401	11,517	11,918	29	—	—	—	—
Prudential Public Limited Company*	246	—	—	3	—	(43)	203	—
The Bank of New York Mellon Corporation	228	—	—	8	—	33	261	0.1
	7,915	60,993	63,947	205	—	(10)	4,951	1.2
*In the first half of 2023, Prudential Public Limited Company completed the disposal of its equity interest in Jackson Financial Inc. Prior to this disposal, Prudential Public Limited Company held a minority interest in Jackson Financial Inc. and was considered an affiliate.

JNL/Mellon World Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen N.V.	02/28/19	346	268	0.1
AENA, S.M.E., S.A.	09/22/17	88	87	—
Allegro.eu	06/18/21	54	36	—
Amadeus IT Holding, S.A.	09/22/17	193	211	0.1
Amundi	11/30/17	38	30	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Mellon World Index Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Autostore Holdings Ltd	12/17/21	7	4	—
BAWAG Group AG	04/23/21	24	25	—
Budweiser Brewing Company APAC Limited	10/15/19	48	24	—
Cellnex Telecom, S.A.	05/28/19	166	154	0.1
Convatec Group PLC	04/23/21	31	34	—
Covestro AG	09/22/17	116	72	—
Delivery Hero SE	05/31/18	96	35	—
Dino Polska Spolka Akcyjna	06/18/21	22	36	—
EQT AB	05/29/20	117	127	—
ESR Group Limited	11/30/20	56	25	—
Evolution AB (publ)	05/29/20	96	149	0.1
Evraz PLC	05/28/19	25	—	—
Infrastrutture Wireless Italiane S.p.A.	05/29/20	24	28	—
Mapletree Commercial Trust Treasury Company Pte. Ltd.	11/26/19	23	16	—
Orsted A/S	09/22/17	71	70	—
Pirelli & C. S.p.A.	04/23/21	18	16	—
Poste Italiane SPA	09/22/17	23	36	—
Siemens Healthineers AG	06/18/21	98	101	—
TE Connectivity Ltd.	09/22/17	160	272	0.1
WH Group Limited	09/22/17	43	34	—
Wuxi Biologics Cayman Inc	12/17/21	243	87	—
		2,226	1,977	0.5

JNL/Mellon World Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro STOXX 50 Price Index	13	March 2024	EUR	595	(1)	(5)
FTSE 100 Index	2	March 2024	GBP	153	—	3
S&P 500 Index	14	March 2024		3,316	(8)	58
S&P/ASX 200 Index	1	March 2024	AUD	181	—	6
S&P/TSX 60 Index	1	March 2024	CAD	254	—	—
TOPIX Index	2	March 2024	JPY	47,099	1	1
					(8)	63

JNL/Mellon World Index Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	HSB	03/20/24	AUD	7	5	—
CAD/USD	HSB	03/20/24	CAD	202	152	1
EUR/USD	BCL	03/20/24	EUR	152	169	1
JPY/USD	HSB	03/21/24	JPY	36,736	264	5
USD/GBP	BMO	03/20/24	GBP	(27)	(35)	—
					555	7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon World Index Fund
Assets - Securities
Common Stocks	290,441	106,063	—	396,504
Preferred Stocks	1,946	—	—	1,946
Warrants	—	—	—	—
Short Term Investments	4,487	—	—	4,487
	296,874	106,063	—	402,937
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	68	—	—	68
Open Forward Foreign Currency Contracts	—	7	—	7
	68	7	—	75

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Mellon World Index Fund (continued)
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(5)	—	—	(5)
Open Forward Foreign Currency Contracts	—	—	—	—
	(5)	—	—	(5)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/MFS Mid Cap Value Fund
COMMON STOCKS 98.2%
Industrials 19.5%
AGCO Corporation	75	9,063
Alaska Air Group, Inc. (a)	150	5,860
Allegion Public Limited Company	89	11,290
Avis Budget Group, Inc.	31	5,410
Delta Air Lines, Inc.	264	10,604
Eaton Corporation Public Limited Company	70	16,782
Fortune Brands Innovations, Inc.	20	1,497
GFL Environmental Inc.	350	12,082
Howmet Aerospace Inc.	368	19,894
Ingersoll Rand Inc.	207	16,011
ITT Inc.	128	15,247
J.B. Hunt Transport Services, Inc.	53	10,674
Jacobs Solutions Inc.	89	11,511
Johnson Controls International Public Limited Company	311	17,926
KBR, Inc.	319	17,693
Knight-Swift Transportation Holdings Inc. - Class A	172	9,903
L3Harris Technologies, Inc.	69	14,435
Leidos Holdings, Inc.	205	22,180
Masco Corporation	239	16,025
Norfolk Southern Corporation	48	11,372
PACCAR Inc	155	15,177
Quanta Services, Inc.	65	14,117
Regal Rexnord Corporation	104	15,442
Republic Services, Inc.	75	12,368
Sensata Technologies Holding PLC	259	9,736
Stanley Black & Decker, Inc.	116	11,340
TransUnion	135	9,250
Westinghouse Air Brake Technologies Corporation	179	22,767
XPO, Inc. (a)	160	14,051
		379,707
Financials 17.8%
American International Group, Inc.	214	14,480
Arthur J. Gallagher & Co.	91	20,558
Assurant, Inc.	104	17,543
Cboe Global Markets, Inc.	49	8,786
Columbia Banking System, Inc.	416	11,087
Corebridge Financial, Inc.	558	12,086
Discover Financial Services	100	11,268
East West Bancorp, Inc.	203	14,617
Equitable Holdings, Inc.	609	20,281
Evercore Inc. - Class A	98	16,825
Everest Re Group, Ltd.	33	11,558
Global Payments Inc.	84	10,643
M&T Bank Corporation	126	17,254
Northern Trust Corporation	210	17,716
Prosperity Bancshares, Inc.	139	9,440
Raymond James Financial, Inc.	185	20,583
Regions Financial Corporation	742	14,373
SLM Corporation	765	14,635
The Hanover Insurance Group, Inc.	78	9,491
The Hartford Financial Services Group, Inc.	343	27,571
TPG Inc. - Class A	256	11,034
Voya Financial, Inc.	215	15,712
Willis Towers Watson Public Limited Company	73	17,674
		345,215
Consumer Discretionary 10.0%
Aptiv PLC (a)	119	10,699
Aramark	465	13,072
Brunswick Corporation	170	16,484
Hyatt Hotels Corporation - Class A	92	11,981
International Game Technology PLC	407	11,155
LKQ Corporation	469	22,420
Mattel, Inc. (a)	601	11,345
Newell Brands Inc.	816	7,084
PVH Corp.	134	16,366
Ross Stores, Inc.	101	13,941
Skechers U.S.A., Inc. - Class A (a)	255	15,878
The Wendy's Company	659	12,828
Toll Brothers, Inc.	246	25,310
V.F. Corporation	287	5,398
		193,961
Materials 9.1%
Ashland Inc.	159	13,438
Avery Dennison Corporation	66	13,269
Berry Global Group, Inc.	250	16,815
Corteva, Inc.	346	16,569
Crown Holdings, Inc.	144	13,232
Dow Inc.	174	9,517
DuPont de Nemours, Inc.	241	18,508
Eastman Chemical Company	210	18,886
Graphic Packaging Holding Company	715	17,624
International Flavors & Fragrances Inc.	148	11,955
Legacy Vulcan Corp.	65	14,709
WestRock Company	290	12,046
		176,568
Utilities 7.8%
Alliant Energy Corporation	181	9,280
Atmos Energy Corporation	88	10,232
CenterPoint Energy, Inc.	445	12,719
CMS Energy Corporation	286	16,590
Edison International	153	10,908
Eversource Energy	152	9,400
PG&E Corporation	1,387	24,999
Pinnacle West Capital Corporation	180	12,959
Public Service Enterprise Group Incorporated	270	16,510
Sempra	192	14,322
The AES Corporation	698	13,434
		151,353
Information Technology 7.6%
Check Point Software Technologies Ltd (a)	53	8,114
Corning Incorporated	353	10,742
Dun & Bradstreet Holdings, Inc.	819	9,587
Flex Ltd. (a)	636	19,384
Marvell Technology, Inc.	246	14,809
Motorola Solutions, Inc.	49	15,303
NXP Semiconductors N.V.	81	18,690
On Semiconductor Corporation (a)	165	13,753
Seagate Technology Holdings Public Limited Company	116	9,930
TE Connectivity Ltd. (b)	98	13,801
Zebra Technologies Corporation - Class A (a)	53	14,593
		148,706
Real Estate 7.2%
Brixmor Property Group Inc.	629	14,642
Essex Property Trust, Inc.	54	13,500
Extra Space Storage Inc.	134	21,552
Host Hotels & Resorts, Inc.	610	11,886
Jones Lang LaSalle Incorporated (a)	56	10,535
Mid-America Apartment Communities, Inc.	76	10,231
STAG Industrial, Inc.	275	10,782
Sun Communities, Inc.	106	14,148
VICI Properties Inc.	584	18,627
W.P. Carey Inc.	218	14,134
		140,037
Health Care 7.1%
Agilent Technologies, Inc.	97	13,551
Biogen Inc. (a)	40	10,409
Cencora, Inc.	113	23,134
Icon Public Limited Company (a)	47	13,221
Laboratory Corporation of America Holdings	45	10,169
Maravai LifeSciences Holdings, Inc. - Class A (a)	199	1,302
Organon & Co.	364	5,245
Revvity, Inc.	71	7,777
Steris Public Limited Company	59	13,046
Teleflex Incorporated	40	10,056
Universal Health Services, Inc. - Class B	118	18,017
Zimmer Biomet Holdings, Inc.	95	11,516
		137,443
Energy 6.4%
Chesapeake Energy Corporation	186	14,277
Diamondback Energy, Inc.	133	20,638
Halliburton Company	290	10,478

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Hess Corporation	51	7,406
Permian Resources Corporation - Class A	570	7,751
Pioneer Natural Resources Company	59	13,325
Plains GP Holdings, L.P. - Class A (a)	810	12,923
Targa Resources Corp.	186	16,153
TechnipFMC PLC	362	7,284
Valero Energy Corporation	107	13,950
		124,185
Consumer Staples 4.7%
Albertsons Companies, Inc. - Class A	472	10,863
BJ's Wholesale Club Holdings, Inc. (a)	71	4,749
Coca-Cola Europacific Partners PLC	206	13,733
Dollar General Corporation	81	10,968
General Mills, Inc.	132	8,615
Ingredion Incorporated	167	18,179
Kenvue Inc.	577	12,417
US Foods Holding Corp. (a)	268	12,157
		91,681
Communication Services 1.0%
Electronic Arts Inc.	78	10,679
Liberty Broadband Corporation - Series C (a)	114	9,217
		19,896
Total Common Stocks (cost $1,501,099)		1,908,752
PREFERRED STOCKS 0.4%
Consumer Staples 0.4%
Henkel AG & Co. KGaA (c)	106	8,555
Total Preferred Stocks (cost $9,385)		8,555
SHORT TERM INVESTMENTS 1.3%
Investment Companies 1.3%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	24,710	24,710
Total Short Term Investments (cost $24,710)		24,710
Total Investments 99.9% (cost $1,535,194)		1,942,017
Other Assets and Liabilities, Net 0.1%		2,661
Total Net Assets 100.0%		1,944,678

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Convertible security.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/MFS Mid Cap Value Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	32,194	304,916	312,400	1,007	—	—	24,710	1.3
JNL Government Money Market Fund, 5.32% - Class SL	—	22,783	22,783	24	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	182	40,454	40,636	9	—	—	—	—
	32,376	368,153	375,819	1,040	—	—	24,710	1.3

JNL/MFS Mid Cap Value Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	10/11/17	10,046	13,801	0.7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/MFS Mid Cap Value Fund
Assets - Securities
Common Stocks	1,908,752	—	—	1,908,752
Preferred Stocks	8,555	—	—	8,555
Short Term Investments	24,710	—	—	24,710
	1,942,017	—	—	1,942,017

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Morningstar PitchBook Listed Private Equity Index Fund
COMMON STOCKS 95.6%
Financials 85.4%
3I Group PLC	25	760
Alaris Royalty Corp. (a)	3	32
Antin Infrastructure Partners	8	118
Ares Management Corporation - Class A	4	423
Blackstone Inc. - Class A	12	1,564
Blue Owl Capital Inc. - Class A	26	389
Bridgepoint Group PLC (a)	99	355
Chrysalis Investments Limited (b)	1	1
Compass Diversified Holdings	13	296
Creades AB (publ) - Class A	4	28
Deutsche Beteiligungs AG	—	17
EQT AB (a) (c)	12	333
Eurazeo	5	360
GCM Grosvenor Inc. - Class A	6	55
Gimv	4	183
Hamilton Lane Incorporated - Class A	4	439
Integral Corporation (b)	3	58
Intermediate Capital Group PLC	25	529
IP Group PLC	170	127
JAFCO Group Co., Ltd.	14	166
K.K.R. Co., Inc. - Class A	18	1,485
Kinnevik AB - Class B (b)	29	315
MA Financial Group Limited	27	102
Molten Ventures PLC (b)	25	87
Mutares SE & Co. KGaA	4	147
ONEX Corporation	6	432
Partners Group Holding AG	1	987
Patria Investments Ltd - Class A	12	182
Polar Capital Holdings PLC	12	72
Ratos AB - Class B	52	186
SBI Holdings, Inc.	17	379
StepStone Group Inc. - Class A	10	333
T. Rowe Price Group, Inc.	4	409
The Carlyle Group, Inc.	15	600
TPG Inc. - Class A	7	295
Vinci Partners Investimentos Ltda - Class A	3	33
VNV Global AB (publ) (b)	11	23
Wendel	3	311
		12,611
Industrials 5.3%
Ackermans	2	383
Investment Ab Latour - Class B	14	376
Italmobiliare S.p.A.	1	18
		777
Real Estate 2.4%
DigitalBridge Group, Inc. - Class A	20	351
Communication Services 1.2%
Stagwell, Inc. - Class A (b)	27	179
Health Care 1.1%
Puretech Health PLC (b)	67	167
Consumer Discretionary 0.2%
BEENOS Inc.	3	33
Total Common Stocks (cost $11,616)		14,118
INVESTMENT COMPANIES 3.9%
3I Infrastructure PLC	26	107
Caledonia Investments PLC	—	11
HBM Healthcare Investments AG	—	10
HgCapital Trust PLC	24	135
ICG Enterprise Trust PLC	3	40
NB Private Equity Partners Limited	2	39
Oakley Capital Investments Limited	5	34
Pantheon International PLC	12	49
Princess Private Equity Holding Limited	3	32
RIT Capital Partners PLC	4	94
Syncona Limited	17	26
Total Investment Companies (cost $527)		577
SHORT TERM INVESTMENTS 2.4%
Securities Lending Collateral 2.4%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	344	344
Investment Companies 0.0%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	4	4
Total Short Term Investments (cost $348)		348
Total Investments 101.9% (cost $12,491)		15,043
Other Assets and Liabilities, Net (1.9)%		(274)
Total Net Assets 100.0%		14,769

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Non-income producing security.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Morningstar PitchBook Listed Private Equity Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	5,338	5,334	2	—	—	4	—
JNL Government Money Market Fund, 5.32% - Class SL	—	700	356	3	—	—	344	2.4
JNL Securities Lending Collateral Fund - Institutional Class	—	3	3	—	—	—	—	—
	—	6,041	5,693	5	—	—	348	2.4

Summary of Investments by Country^	Total Long Term Investments
United States of America	48.8%
United Kingdom	15.8
Sweden	8.6
Switzerland	6.8
France	5.4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Summary of Investments by Country^	Total Long Term Investments
Japan	4.3
Belgium	3.9
Canada	3.2
Germany	1.1
Jersey	0.7
Australia	0.7
Guernsey	0.4
Brazil	0.2
Italy	0.1
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/Morningstar PitchBook Listed Private Equity Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Alaris Royalty Corp.	09/18/23	31	32	0.2
Bridgepoint Group PLC	02/10/23	260	355	2.4
EQT AB	02/10/23	253	333	2.3
		544	720	4.9

JNL/Morningstar PitchBook Listed Private Equity Index Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	CIT	01/02/24	AUD	5	4	—
JPY/USD	UBS	01/04/24	JPY	2,275	16	—
USD/CHF	SCB	01/04/24	CHF	(2)	(3)	—
					17	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Morningstar PitchBook Listed Private Equity Index Fund
Assets - Securities
Common Stocks
Financials	6,967	5,644	—	12,611
Industrials	—	777	—	777
Real Estate	351	—	—	351
Communication Services	179	—	—	179
Health Care	—	167	—	167
Consumer Discretionary	—	33	—	33
Investment Companies	—	577	—	577
Short Term Investments	348	—	—	348
	7,845	7,198	—	15,043
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Morningstar U.S. Sustainability Index Fund
COMMON STOCKS 99.5%
Information Technology 28.2%
Accenture Public Limited Company - Class A	10	3,446
Adobe Inc. (a)	7	4,256
Advanced Micro Devices, Inc. (a)	25	3,727
Akamai Technologies, Inc. (a)	2	278
ANSYS, Inc. (a)	1	495
Applied Materials, Inc.	13	2,123
Bentley Systems, Incorporated - Class B	1	63
Cadence Design Systems, Inc. (a)	4	1,150
CDW Corp.	2	474
Cisco Systems, Inc.	63	3,207
Cognizant Technology Solutions Corporation - Class A	8	591
Dell Technologies Inc. - Class C	4	288
Flex Ltd. (a)	7	202
Hewlett Packard Enterprise Company	20	341
HP, Inc.	14	412
International Business Machines Corporation	14	2,346
Jabil Inc.	2	249
Juniper Networks, Inc.	5	151
Keysight Technologies, Inc. (a)	3	434
Lam Research Corporation	2	1,607
Microsoft Corporation	79	29,847
Motorola Solutions, Inc.	3	809
NetApp, Inc.	3	286
NVIDIA Corporation	37	18,464
Oracle Corporation	25	2,630
Palo Alto Networks, Inc. (a)	5	1,448
Qualcomm Incorporated	17	2,514
Salesforce, Inc. (a)	15	3,997
Seagate Technology Holdings Public Limited Company	3	277
Synopsys, Inc. (a)	2	1,191
TD SYNNEX Corporation	1	87
TE Connectivity Ltd. (b)	5	669
Trimble Inc. (a)	4	194
Twilio Inc. - Class A (a)	3	206
Western Digital Corporation (a)	5	253
Zebra Technologies Corporation - Class A (a)	1	219
		88,931
Health Care 15.1%
Agilent Technologies, Inc.	4	615
Align Technology, Inc. (a)	1	327
Amgen Inc.	8	2,410
Avantor, Inc. (a)	10	239
Biogen Inc. (a)	2	591
BioMarin Pharmaceutical Inc. (a)	3	279
Bio-Rad Laboratories, Inc. - Class A (a)	—	98
Bio-Techne Corporation	3	192
Bristol-Myers Squibb Company	32	1,641
Bruker Corporation	1	107
Cardinal Health, Inc.	4	387
Cencora, Inc.	3	513
Centene Corporation (a)	8	608
Charles River Laboratories International, Inc. (a)	1	181
Chemed Corporation	—	130
CVS Health Corporation	20	1,585
Danaher Corporation	11	2,441
Edwards Lifesciences Corporation (a)	9	708
Elevance Health, Inc.	4	1,656
Gilead Sciences, Inc.	20	1,580
Henry Schein, Inc. (a)	2	147
Humana Inc.	2	841
IDEXX Laboratories, Inc. (a)	1	713
Illumina, Inc. (a)	3	348
Intuitive Surgical, Inc. (a)	5	1,768
IQVIA Holdings Inc (a)	3	665
Jazz Pharmaceuticals Public Limited Company (a)	1	115
Laboratory Corporation of America Holdings	1	311
McKesson Corporation	2	958
Medtronic, Inc.	21	1,713
Merck & Co., Inc.	40	4,331
Mettler-Toledo International Inc. (a)	—	416
Quest Diagnostics Incorporated	2	240
Regeneron Pharmaceuticals, Inc. (a)	2	1,468
ResMed Inc.	2	400
Revvity, Inc.	2	202
The Cigna Group	4	1,318
The Cooper Companies, Inc.	1	293
Thermo Fisher Scientific Inc.	6	3,205
UnitedHealth Group Incorporated	14	7,606
Veeva Systems Inc. - Class A (a)	2	429
Vertex Pharmaceuticals Incorporated (a)	4	1,636
Waters Corporation (a)	1	307
West Pharmaceutical Services, Inc.	1	399
Zoetis Inc. - Class A	7	1,418
		47,535
Financials 14.5%
AFLAC Incorporated	8	683
American Express Company	9	1,695
AON Public Limited Company - Class A	3	909
Arthur J. Gallagher & Co.	3	749
Berkshire Hathaway Inc. - Class B (a)	28	10,125
BlackRock, Inc.	2	1,820
Brown & Brown, Inc.	4	257
Capital One Financial Corporation	6	758
CME Group Inc. - Class A	6	1,182
Discover Financial Services	4	439
Everest Re Group, Ltd.	1	235
FactSet Research Systems Inc.	1	285
Fifth Third Bancorp	10	353
Franklin Resources, Inc.	5	137
Global Payments Inc.	4	487
Globe Life Inc.	1	177
Huntington Bancshares Incorporated	21	272
Intercontinental Exchange, Inc.	9	1,149
MarketAxess Holdings Inc.	1	178
Marsh & Mclennan Companies, Inc.	8	1,455
MetLife, Inc.	10	637
Moody's Corporation	2	963
Morgan Stanley	20	1,848
MSCI Inc. - Class A	1	700
Nasdaq, Inc.	6	366
PayPal Holdings, Inc. (a)	17	1,041
Principal Financial Group, Inc.	4	295
Prudential Financial, Inc.	6	592
Regions Financial Corporation	15	281
S&P Global Inc.	5	2,193
State Street Corporation	5	368
Synchrony Financial	6	242
T. Rowe Price Group, Inc.	3	369
The Allstate Corporation	4	572
The Bank of New York Mellon Corporation (c)	12	631
The Carlyle Group, Inc.	3	135
The Hartford Financial Services Group, Inc.	5	362
The PNC Financial Services Group, Inc.	6	964
The Progressive Corporation	9	1,451
The Travelers Companies, Inc.	4	682
Truist Financial Corporation	21	772
Unum Group	3	135
Visa Inc. - Class A	25	6,435
Willis Towers Watson Public Limited Company	2	383
		45,762
Consumer Discretionary 11.0%
Airbnb, Inc. - Class A (a)	6	882
Aptiv PLC (a)	4	398
AutoZone, Inc. (a)	—	714
Best Buy Co., Inc.	3	230
Booking Holdings Inc. (a)	1	1,873
BorgWarner Inc.	4	132
Burlington Stores, Inc. (a)	1	190
CarMax, Inc. (a)	2	180
Carnival Corporation (a)	15	277
Chipotle Mexican Grill, Inc. (a)	—	906
D.R. Horton, Inc.	5	727
Darden Restaurants, Inc.	2	308

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Deckers Outdoor Corporation (a)	—	259
Doordash, Inc. - Class A (a)	4	438
eBay Inc.	8	359
ETSY, Inc. (a)	2	149
Expedia Group, Inc. (a)	2	310
Five Below, Inc. (a)	1	177
Floor & Decor Holdings, Inc. - Class A (a)	2	187
Genuine Parts Company	2	297
Hilton Worldwide Holdings Inc.	4	686
Home Depot, Inc., The	16	5,391
Las Vegas Sands Corp.	5	240
Lennar Corporation - Class A	4	574
Lennar Corporation - Class B	—	33
LKQ Corporation	4	197
Lowe`s Companies, Inc.	9	1,997
Lucid Group, Inc. (a) (d)	14	58
Lululemon Athletica Canada Inc. (a)	2	895
Marriott International, Inc. - Class A	4	874
McDonald's Corporation	11	3,366
MercadoLibre S.R.L (a)	1	1,194
Nike, Inc. - Class B	19	2,064
NVR, Inc. (a)	—	343
O'Reilly Automotive, Inc. (a)	1	873
Penske Automotive Group, Inc.	—	51
Pool Corporation	1	231
PulteGroup, Inc.	3	352
Ross Stores, Inc.	5	688
Royal Caribbean Cruises Ltd. (a)	4	471
Service Corporation International	2	154
Starbucks Corporation	18	1,703
TJX Companies, Inc., The	18	1,661
Tractor Supply Company	2	356
Ulta Beauty, Inc. (a)	1	373
Williams-Sonoma, Inc.	1	197
Yum! Brands, Inc.	4	571
		34,586
Industrials 9.1%
AGCO Corporation	1	110
Allegion Public Limited Company	1	167
Automatic Data Processing, Inc.	6	1,496
Booz Allen Hamilton Holding Corporation - Class A	2	248
C.H. Robinson Worldwide, Inc.	2	152
Carlisle Companies Incorporated	1	231
Carrier Global Corporation	13	754
Cintas Corporation	1	818
CNH Industrial N.V.	15	185
Copart, Inc. (a)	13	641
CSX Corporation	31	1,071
Cummins Inc.	2	511
Deere & Company	4	1,655
Delta Air Lines, Inc.	10	405
Eaton Corporation Public Limited Company	6	1,515
Emerson Electric Co.	9	871
Expeditors International of Washington, Inc. - Class A	2	280
Fastenal Company	9	579
FedEx Corporation	4	931
Ferguson Holdings Limited	3	610
Illinois Tool Works Inc.	5	1,234
Ingersoll Rand Inc.	6	463
J.B. Hunt Transport Services, Inc.	1	246
Johnson Controls International Public Limited Company	11	622
Knight-Swift Transportation Holdings Inc. - Class A	2	138
Lennox International Inc.	1	230
Masco Corporation	4	237
Norfolk Southern Corporation	4	845
Old Dominion Freight Line, Inc.	1	601
Otis Worldwide Corporation	7	582
Owens Corning	1	198
Paychex, Inc.	5	603
Republic Services, Inc.	3	524
Robert Half Inc.	2	140
Rockwell Automation, Inc.	2	548
Rollins, Inc.	5	201
Toro Company, The	2	146
Trane Technologies Public Limited Company	4	866
TransUnion	3	206
U-Haul Holding Company (a)	—	9
Union Pacific Corporation	10	2,340
United Parcel Service, Inc. - Class B	11	1,786
United Rentals, Inc.	1	606
Verisk Analytics, Inc.	2	540
Waste Management, Inc.	6	1,027
Watsco, Inc.	1	227
Xylem Inc.	4	436
		28,831
Communication Services 5.7%
AT&T Inc.	112	1,877
Comcast Corporation - Class A	63	2,765
Electronic Arts Inc.	4	514
Former Charter Communications Parent, Inc. - Class A (a)	2	616
Fox Corporation - Class A	4	119
Fox Corporation - Class B	2	52
Liberty Broadband Corporation - Series A (a)	—	17
Liberty Broadband Corporation - Series C (a)	2	139
Liberty Media Corporation - Series A (a)	—	20
Liberty Media Corporation - Series C (a)	3	202
Match Group, Inc. (a)	4	149
Netflix, Inc. (a)	7	3,342
News Corporation - Class A	6	153
News Corporation - Class B	2	40
Omnicom Group Inc.	3	264
Pinterest, Inc. - Class A (a)	9	321
Roblox Corporation - Class A (a)	8	343
Sirius XM Holdings Inc. (d)	10	53
Snap Inc. - Class A (a)	16	269
Take-Two Interactive Software, Inc. (a)	2	390
The Interpublic Group of Companies, Inc.	6	188
T-Mobile USA, Inc.	8	1,226
Verizon Communications Inc.	66	2,477
Walt Disney Company, The	29	2,585
		18,121
Real Estate 4.9%
Alexandria Real Estate Equities, Inc.	3	345
American Homes 4 Rent - Class A	5	180
American Tower Corporation	7	1,572
AvalonBay Communities, Inc.	2	396
Boston Properties, Inc.	2	174
Camden Property Trust	2	159
CBRE Group, Inc. - Class A (a)	5	444
Crown Castle Inc.	7	782
Digital Realty Trust, Inc.	5	635
Equinix, Inc.	1	1,175
Equity Lifestyle Properties, Inc.	3	198
Equity Residential	6	359
Essex Property Trust, Inc.	1	243
Extra Space Storage Inc.	3	516
Healthpeak OP, LLC	9	170
Host Hotels & Resorts, Inc.	11	212
Iron Mountain Incorporated	4	312
KRC Interim Corp.	10	203
Mid-America Apartment Communities, Inc.	2	238
ProLogis Inc.	14	1,921
Public Storage Operating Company	2	755
Realty Income Corporation	11	655
Regency Centers Corporation	3	177
Rexford Industrial Realty, Inc. (d)	3	178
SBA Communications Corporation - Class A	2	420
Simon Property Group, Inc.	5	725
UDR, Inc.	5	200
Ventas, Inc.	6	307
VICI Properties Inc.	16	514
W.P. Carey Inc.	3	218
Welltower OP LLC	9	777
Weyerhaeuser Company	6	223
Zillow Group, Inc. - Class A (a)	1	49

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Zillow Group, Inc. - Class C (a)	2	132
		15,564
Consumer Staples 4.9%
Brown-Forman Corporation - Class A	1	55
Brown-Forman Corporation - Class B	5	269
Campbell Soup Company	3	137
Church & Dwight Co., Inc.	4	365
Colgate-Palmolive Company	13	1,029
Constellation Brands, Inc. - Class A	2	588
Costco Wholesale Corporation	7	4,572
Dollar General Corporation	3	468
Dollar Tree, Inc. (a)	3	455
General Mills, Inc.	9	598
Molson Coors Beverage Company - Class B	3	169
PepsiCo, Inc.	21	3,645
Performance Food Group Company (a)	2	162
Sysco Corporation	8	586
Target Corporation	7	1,028
The Clorox Company	2	279
The Kroger Co.	10	479
US Foods Holding Corp. (a)	4	175
Walgreens Boots Alliance, Inc.	11	284
		15,343
Energy 2.6%
Baker Hughes Company - Class A	16	539
Cheniere Energy, Inc.	4	631
Halliburton Company	14	497
Hess Corporation	4	625
Kinder Morgan, Inc.	31	544
Marathon Petroleum Corporation	6	888
ONEOK, Inc.	9	640
Phillips 66	7	917
Schlumberger Limited	22	1,167
Targa Resources Corp.	3	301
Texas Pacific Land Corporation	—	153
The Williams Companies, Inc.	19	659
Valero Energy Corporation	5	689
		8,250
Utilities 1.8%
Alliant Energy Corporation	4	199
American Water Works Company, Inc.	3	410
AVANGRID, Inc.	1	33
CMS Energy Corporation	4	259
Consolidated Edison, Inc.	5	492
Eversource Energy	5	339
Exelon Corporation	16	559
NextEra Energy, Inc.	32	1,947
Sempra	10	739
Xcel Energy Inc.	9	540
		5,517
Materials 1.7%
Air Products and Chemicals, Inc.	3	954
Amcor Pty Ltd	22	210
Avery Dennison Corporation	1	248
Ball Corporation	5	274
Crown Holdings, Inc.	2	176
Eastman Chemical Company	2	171
Ecolab Inc.	4	770
International Flavors & Fragrances Inc.	4	320
LyondellBasell Industries N.V. - Class A	4	386
Newmont Corporation	17	722
Packaging Corporation of America	1	228
PPG Industries, Inc.	4	555
Reliance Steel & Aluminum Co.	1	241
WestRock Company	4	163
		5,418
Total Common Stocks (cost $287,025)		313,858
SHORT TERM INVESTMENTS 0.4%
Investment Companies 0.4%
JNL Government Money Market Fund - Class I, 5.22% (c) (e)	1,200	1,200
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (c) (e)	83	83
Total Short Term Investments (cost $1,283)		1,283
Total Investments 99.9% (cost $288,308)		315,141
Other Derivative Instruments (0.0)%		(3)
Other Assets and Liabilities, Net 0.1%		277
Total Net Assets 100.0%		315,415

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) All or a portion of the security was on loan as of December 31, 2023.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Morningstar U.S. Sustainability Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	68,271	67,071	55	—	—	1,200	0.4
JNL Government Money Market Fund, 5.32% - Class SL	—	2,514	2,431	3	—	—	83	—
JNL Securities Lending Collateral Fund - Institutional Class	66	1,120	1,186	3	—	—	—	—
The Bank of New York Mellon Corporation	—	570	26	9	—	87	631	0.2
	66	72,475	70,714	70	—	87	1,914	0.6

JNL/Morningstar U.S. Sustainability Index Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	10/26/20	666	669	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Morningstar U.S. Sustainability Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	6	March 2024	1,421	(3)	25

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Morningstar U.S. Sustainability Index Fund
Assets - Securities
Common Stocks	313,858	—	—	313,858
Short Term Investments	1,283	—	—	1,283
	315,141	—	—	315,141
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	25	—	—	25
	25	—	—	25

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Morningstar Wide Moat Index Fund
COMMON STOCKS 99.2%
Health Care 20.3%
Agilent Technologies, Inc.	261	36,277
Biogen Inc. (a)	130	33,671
Bristol-Myers Squibb Company	324	16,611
Gilead Sciences, Inc.	412	33,381
Medtronic, Inc.	398	32,756
Pfizer Inc.	1,031	29,683
Thermo Fisher Scientific Inc.	33	17,357
Veeva Systems Inc. - Class A (a)	166	31,993
Waters Corporation (a)	56	18,362
Zimmer Biomet Holdings, Inc.	269	32,783
		282,874
Financials 18.3%
Bank of America Corporation	529	17,808
Berkshire Hathaway Inc. - Class B (a)	46	16,344
BlackRock, Inc.	23	18,731
Intercontinental Exchange, Inc.	281	36,088
MarketAxess Holdings Inc.	129	37,862
The Bank of New York Mellon Corporation (b)	340	17,687
The Charles Schwab Corporation	532	36,626
U.S. Bancorp	868	37,561
Wells Fargo & Company	732	36,023
		254,730
Industrials 17.7%
3M Company	155	16,964
Allegion Public Limited Company	304	38,533
Emerson Electric Co.	184	17,921
Equifax Inc.	152	37,608
Honeywell International Inc.	82	17,148
Huntington Ingalls Industries, Inc.	66	17,212
Masco Corporation	539	36,121
RTX Corporation	404	34,019
TransUnion	458	31,466
		246,992
Information Technology 15.4%
Fortinet, Inc. (a)	263	15,408
Keysight Technologies, Inc. (a)	232	36,819
Microchip Technology Incorporated	204	18,399
Microsoft Corporation	49	18,234
Roper Technologies, Inc.	32	17,436
Salesforce, Inc. (a)	139	36,640
Teradyne, Inc.	343	37,229
Tyler Technologies, Inc. (a)	83	34,648
		214,813
Materials 7.3%
Corteva, Inc.	666	31,897
Ecolab Inc.	174	34,471
International Flavors & Fragrances Inc.	442	35,787
		102,155
Communication Services 7.1%
Alphabet Inc. - Class A (a)	240	33,585
Comcast Corporation - Class A	736	32,286
Walt Disney Company, The	360	32,529
		98,400
Consumer Staples 6.8%
Altria Group, Inc.	390	15,749
Campbell Soup Company	717	31,009
Kellanova	263	14,682
The Estee Lauder Companies Inc. - Class A	222	32,465
		93,905
Consumer Discretionary 6.3%
Amazon.com, Inc. (a)	115	17,436
ETSY, Inc. (a)	454	36,766
Nike, Inc. - Class B	303	32,871
		87,073
Total Common Stocks (cost $1,274,333)		1,380,942
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	8,536	8,536
Total Short Term Investments (cost $8,536)		8,536
Total Investments 99.8% (cost $1,282,869)		1,389,478
Other Derivative Instruments (0.0)%		(28)
Other Assets and Liabilities, Net 0.2%		2,705
Total Net Assets 100.0%		1,392,155

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Morningstar Wide Moat Index Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	3,984	338,802	334,250	473	—	—	8,536	0.6
JNL Government Money Market Fund, 5.32% - Class SL	—	238	238	—	—	—	—	—
The Bank of New York Mellon Corporation	—	16,664	1,700	293	207	2,516	17,687	1.3
	3,984	355,704	336,188	766	207	2,516	26,223	1.9

JNL/Morningstar Wide Moat Index Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	46	March 2024	10,875	(28)	211

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Morningstar Wide Moat Index Fund
Assets - Securities
Common Stocks	1,380,942	—	—	1,380,942
Short Term Investments	8,536	—	—	8,536
	1,389,478	—	—	1,389,478
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	211	—	—	211
	211	—	—	211

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Commodity Strategy Fund
CORPORATE BONDS AND NOTES 61.7%
Financials 32.3%
American Express Company
6.27%, (SOFR + 0.93%), 03/04/25 (a)	2,670	2,672
Bank of America Corporation
6.45%, (SOFR + 1.10%), 04/25/25 (a)	1,272	1,273
6.68%, (SOFR + 1.33%), 04/02/26 (a)	1,165	1,171
Capital One Financial Corporation
6.70%, (SOFR + 1.35%), 05/09/25 (a)	1,543	1,543
Caterpillar Financial Services Corporation
5.60%, (SOFR + 0.27%), 09/13/24 (a)	1,911	1,912
Citigroup Inc.
6.87%, (SOFR + 1.53%), 03/17/26 (a)	2,665	2,684
General Motors Financial Company, Inc.
1.05%, 03/08/24	947	939
1.20%, 10/15/24	900	870
J.P. Morgan Chase & Co.
5.92%, (SOFR + 0.58%), 06/23/25 (a)	2,650	2,643
John Deere Capital Corporation
5.55%, (SOFR + 0.20%), 10/11/24 (a)	1,532	1,531
Mercedes-Benz Finance North America LLC
6.27%, (SOFR + 0.93%), 03/30/25 (a) (b)	1,187	1,194
Morgan Stanley
5.97%, (SOFR + 0.63%), 01/24/25 (a)	2,660	2,656
National Rural Utilities Cooperative Finance Corporation
5.68%, (SOFR + 0.33%), 10/18/24 (a)	2,045	2,044
Protective Life Global Funding
6.36%, (SOFR + 0.98%), 03/28/25 (a) (b)	1,520	1,525
Royal Bank of Canada
5.79%, (SOFR + 0.44%), 01/21/25 (a) (c)	1,705	1,697
The Bank of New York Mellon Corporation
5.55%, (SOFR + 0.20%), 10/25/24 (a)	1,538	1,533
The Goldman Sachs Group, Inc.
5.70%, 11/01/24	2,653	2,661
Toyota Motor Credit Corporation
5.96%, (SOFR + 0.62%), 03/22/24 (a)	1,660	1,659
Truist Financial Corporation
5.73%, (SOFR + 0.40%), 06/09/25 (a)	2,359	2,319
U.S. Bancorp
2.40%, 07/30/24	1,820	1,789
Wells Fargo & Company
3.75%, 01/24/24	2,646	2,643
		38,958
Health Care 6.4%
AbbVie Inc.
3.85%, 06/15/24	1,715	1,702
Amgen Inc.
3.63%, 05/22/24	1,555	1,547
Baxter International Inc.
5.78%, (SOFR + 0.44%), 11/29/24 (a)	1,595	1,592
Bristol-Myers Squibb Company
2.90%, 07/26/24	1,655	1,634
Roche Holdings, Inc.
5.89%, (SOFR + 0.56%), 03/10/25 (a) (b)	1,265	1,268
		7,743
Communication Services 5.3%
AT&T Inc.
0.90%, 03/25/24	2,604	2,576
Sky Limited
3.75%, 09/16/24 (b)	1,640	1,623
Verizon Communications Inc.
0.75%, 03/22/24	1,820	1,801
3.50%, 11/01/24	415	409
		6,409
Information Technology 3.5%
Analog Devices, Inc.
5.60%, (SOFR + 0.25%), 10/01/24 (a)	1,525	1,525
Microsoft Corporation
2.88%, 02/06/24	1,150	1,147
Oracle Corporation
3.40%, 07/08/24	1,540	1,523
		4,195
Energy 3.2%
Enbridge Inc.
5.97%, (SOFR + 0.63%), 02/16/24 (a)	1,370	1,370
Enterprise Products Operating LLC
3.90%, 02/15/24	2,550	2,544
		3,914
Consumer Discretionary 3.2%
Starbucks Corporation
5.77%, (SOFR + 0.42%), 02/14/24 (a)	1,535	1,535
Volkswagen Group of America, Inc.
6.28%, (SOFR + 0.95%), 06/07/24 (a) (b)	2,310	2,313
		3,848
Industrials 2.3%
RTX Corporation
3.20%, 03/15/24	1,435	1,428
Siemens Financieringsmaatschappij N.V.
5.76%, (SOFR + 0.43%), 03/11/24 (a) (b)	1,285	1,285
		2,713
Real Estate 2.2%
Simon Property Group, L.P.
2.00%, 09/13/24	2,730	2,665
Utilities 2.0%
Florida Power & Light Company
5.73%, 01/12/24 (a)	1,445	1,441
Mississippi Power Company
5.65%, (SOFR + 0.30%), 06/28/24 (a)	1,000	999
		2,440
Consumer Staples 1.3%
PepsiCo, Inc.
5.75%, (SOFR + 0.40%), 02/13/26 (a)	1,540	1,540
Total Corporate Bonds And Notes (cost $74,293)		74,425
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 20.9%
Ally Auto Receivables Trust 2023-1
Series 2023-A2-1, 5.76%, 03/17/25	1,552	1,554
Bank of America Auto Trust 2023-1
Series 2023-A2-1A, 5.83%, 05/15/26	867	868
BMW Vehicle Lease Trust 2023-2
Series 2023-A2-2, 5.95%, 01/27/25	536	537
BMW Vehicle Owner Trust 2023-A
Series 2023-A2A-A, 5.72%, 01/27/25	1,314	1,316
Capital One Prime Auto Receivables Trust 2022-1
Series 2022-A2-1, 2.71%, 06/16/25	287	286
CCG Receivables Trust 2021-2
Series 2021-A2-2, 0.54%, 03/14/29	546	529
Citizens Auto Receivables Trust 2023-1
Series 2023-A2A-1, 6.13%, 01/15/25	1,717	1,720
Citizens Auto Receivables Trust 2023-2
Series 2023-A2A-2, 6.09%, 04/15/25	1,493	1,498
Daimler Trucks Retail Trust 2023-1
Series 2023-A2-1, 6.03%, 01/15/25	834	836
DLLAA 2023-1 LLC
Series 2023-A2-1A, 5.93%, 07/20/26	289	290
DLLAD 2023-1 LLC
Series 2023-A2-1A, 5.19%, 04/20/26	504	502
Fifth Third Auto Trust 2023-1
Series 2023-A2A-1, 5.80%, 11/16/26	1,335	1,336
Ford Credit Auto Owner Trust 2022-B
Series 2022-A2A-B, 3.44%, 02/15/25	246	246
GECU Auto Receivables Trust 2023-1
Series 2023-A2-1A, 5.95%, 03/15/27	352	352
GM Financial Consumer Automobile Receivables Trust 2022-2
Series 2022-A2-2, 2.52%, 05/16/25	10	10
Harley-Davidson Motorcycle Trust 2023-B
Series 2023-A2-B, 5.92%, 06/16/25	834	838
HPEFS Equipment Trust 2023-2
Series 2023-A2-2A, 6.04%, 07/21/25	535	539
Hyundai Auto Lease Securitization Trust 2023-A
Series 2023-A2A-A, 5.20%, 07/15/24	809	808

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Hyundai Auto Receivables Trust 2023-C
Series 2023-A2A-C, 5.80%, 01/15/27	1,557	1,567
Mercedes-Benz Auto Receivables Trust 2022-1
Series 2022-A2-1, 5.26%, 06/17/24	673	672
Mercedes-Benz Auto Receivables Trust 2023-1
Series 2023-A2-1, 5.09%, 01/15/26	1,699	1,695
Nissan Auto Lease Trust 2023-A
Series 2023-A2A-A, 5.10%, 03/17/25	1,449	1,447
Nissan Auto Lease Trust 2023-B
Series 2023-A2A-B, 5.74%, 11/15/24	790	791
Porsche Financial Auto Securitization Trust 2023-2
Series 2023-A2A-2A, 6.21%, 11/23/26	1,344	1,351
Tesla Auto Lease Trust 2023-B
Series 2023-A2-B, 6.02%, 02/20/25	558	561
Toyota Auto Receivables 2023-A Owner Trust
Series 2023-A2-A, 5.05%, 01/15/26	932	930
USAA Auto Owner Trust 2023-A
Series 2023-A2-A, 5.83%, 02/15/25	1,149	1,152
Volkswagen Auto Lease Trust 2022-A
Series 2022-A2-A, 3.02%, 01/20/24	27	27
World Omni Auto Receivables Trust 2020-C
Series 2020-A3-C, 0.48%, 11/17/25	457	452
World Omni Auto Receivables Trust 2022-B
Series 2022-A2A-B, 2.77%, 10/15/25	435	434
Total Non-U.S. Government Agency Asset-Backed Securities (cost $25,112)		25,144
SHORT TERM INVESTMENTS 10.6%
Investment Companies 10.6%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	12,749	12,749
Total Short Term Investments (cost $12,749)		12,749
Total Investments 93.2% (cost $112,154)		112,318
Other Derivative Instruments (0.9)%		(1,090)
Other Assets and Liabilities, Net 7.7%		9,336
Total Net Assets 100.0%		120,564

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $9,208 and 7.6% of the Fund.

(c) Convertible security.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Neuberger Berman Commodity Strategy Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	42,652	411,315	441,218	1,094	—	—	12,749	10.6

JNL/Neuberger Berman Commodity Strategy Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Aluminum	96	June 2024	5,547	207	271
Brent Crude	131	February 2024	9,965	(24)	110
Cattle Feeder	3	May 2024	353	(1)	(1)
Cocoa	35	July 2024	1,443	(4)	(4)
Coffee C	47	May 2024	3,201	(223)	80
Copper	75	July 2024	7,183	(59)	180
Corn	194	July 2024	4,907	(21)	(115)
Cotton No. 2	52	May 2024	2,155	5	(20)
Crude Oil, WTI	121	April 2024	8,656	(9)	57
Gasoline, RBOB	49	April 2024	4,733	(18)	28
Gold, 100 Oz.	93	February 2024	18,748	(120)	519
KC HRW Wheat	59	May 2024	1,890	(3)	9
Lead	30	February 2024	1,544	4	3
Lean Hogs	61	June 2024	2,216	(2)	(21)
Live Cattle	68	March 2024	5,014	(11)	(431)
Low Sulfur Gasoil	59	April 2024	4,315	(83)	(23)
Natural Gas	229	April 2024	4,992	(127)	285
New York Harbor ULSD	40	April 2024	4,177	(31)	(59)
Nickel	20	March 2024	2,000	(3)	(8)
Palladium	3	March 2024	335	(2)	(2)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Neuberger Berman Commodity Strategy Fund — Futures Contracts (continued)
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Platinum	25	April 2024	1,274	(13)	(13)
Silver	45	March 2024	5,213	(77)	207
Soybean	84	March 2024	5,622	(62)	(170)
Soybean Meal	127	March 2024	5,071	(51)	(169)
Soybean Oil	135	March 2024	4,078	15	(176)
Sugar No. 11	99	July 2024	2,392	(136)	(128)
Wheat	96	May 2024	2,985	(13)	85
Zinc	57	June 2024	3,505	330	303
				(532)	797

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Neuberger Berman Commodity Strategy Fund
Assets - Securities
Corporate Bonds And Notes	—	74,425	—	74,425
Non-U.S. Government Agency Asset-Backed Securities	—	25,144	—	25,144
Short Term Investments	12,749	—	—	12,749
	12,749	99,569	—	112,318
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	2,137	—	—	2,137
	2,137	—	—	2,137
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(1,340)	—	—	(1,340)
	(1,340)	—	—	(1,340)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Gold Plus Strategy Fund
CORPORATE BONDS AND NOTES 38.5%
Financials 17.5%
American Express Company
6.27%, (SOFR + 0.93%), 03/04/25 (a)	400	400
Bank of America Corporation
6.45%, (SOFR + 1.10%), 04/25/25 (a)	630	631
Capital One Financial Corporation
6.70%, (SOFR + 1.35%), 05/09/25 (a)	205	205
Caterpillar Financial Services Corporation
5.59%, (SOFR + 0.24%), 05/17/24 (a)	175	175
Citigroup Inc.
6.72%, (SOFR + 1.37%), 05/24/25 (a)	225	225
6.87%, (SOFR + 1.53%), 03/17/26 (a)	435	438
General Motors Financial Company, Inc.
1.20%, 10/15/24	160	155
J.P. Morgan Chase & Co.
5.92%, (SOFR + 0.58%), 06/23/25 (a)	595	593
John Deere Capital Corporation
5.55%, (SOFR + 0.20%), 10/11/24 (a)	350	350
Morgan Stanley
5.97%, (SOFR + 0.63%), 01/24/25 (a)	635	634
The Bank of New York Mellon Corporation
5.55%, (SOFR + 0.20%), 10/25/24 (a)	205	204
Toyota Motor Credit Corporation
5.96%, (SOFR + 0.62%), 03/22/24 (a)	267	267
Truist Financial Corporation
5.73%, (SOFR + 0.40%), 06/09/25 (a)	205	202
U.S. Bancorp
2.40%, 07/30/24	315	310
Wells Fargo & Company
3.75%, 01/24/24	640	639
		5,428
Health Care 6.0%
AbbVie Inc.
3.85%, 06/15/24	370	367
2.60%, 11/21/24	80	78
Amgen Inc.
3.63%, 05/22/24	450	448
Baxter International Inc.
5.78%, (SOFR + 0.44%), 11/29/24 (a)	210	210
Bristol-Myers Squibb Company
2.90%, 07/26/24	275	271
Roche Holdings, Inc.
5.89%, (SOFR + 0.56%), 03/10/25 (a) (b)	200	201
Thermo Fisher Scientific Inc.
1.22%, 10/18/24	295	286
		1,861
Information Technology 5.3%
Analog Devices, Inc.
5.60%, (SOFR + 0.25%), 10/01/24 (a)	450	450
Apple Inc.
3.00%, 02/09/24	545	543
Microsoft Corporation
2.88%, 02/06/24	135	135
Oracle Corporation
3.40%, 07/08/24	515	509
		1,637
Energy 2.8%
Enbridge Inc.
5.97%, (SOFR + 0.63%), 02/16/24 (a)	260	260
Enterprise Products Operating LLC
3.90%, 02/15/24	615	614
		874
Communication Services 2.8%
AT&T Inc.
0.90%, 03/25/24	520	514
Comcast Corporation
3.70%, 04/15/24	60	60
Verizon Communications Inc.
0.75%, 03/22/24	300	297
		871
Consumer Discretionary 2.2%
Amazon.com, Inc.
0.45%, 05/12/24	420	413
Volkswagen Group of America, Inc.
6.28%, (SOFR + 0.95%), 06/07/24 (a) (b)	260	260
		673
Real Estate 1.6%
Simon Property Group, L.P.
3.75%, 02/01/24	355	354
2.00%, 09/13/24	130	127
		481
Utilities 0.3%
Florida Power & Light Company
5.73%, 01/12/24 (a)	95	95
Total Corporate Bonds And Notes (cost $11,909)		11,920
SHORT TERM INVESTMENTS 65.3%
U.S. Treasury Bill 44.8%
Treasury, United States Department of
5.37%, 02/01/24	2,000	1,991
5.28%, 02/27/24	2,000	1,984
5.36%, 03/12/24	3,000	2,969
5.33%, 03/19/24	4,000	3,955
5.21%, 04/30/24	3,000	2,948
		13,847
Investment Companies 20.5%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	6,335	6,335
Total Short Term Investments (cost $20,181)		20,182
Total Investments 103.8% (cost $32,090)		32,102
Other Derivative Instruments (0.7)%		(208)
Other Assets and Liabilities, Net (3.1)%		(967)
Total Net Assets 100.0%		30,927

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $461 and 1.5% of the Fund.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Neuberger Berman Gold Plus Strategy Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	1,930	81,111	76,706	177	—	—	6,335	20.5

JNL/Neuberger Berman Gold Plus Strategy Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Bitcoin	4	January 2024	857	(12)	(7)
Gold, 100 Oz.	135	February 2024	27,171	(158)	798
Palladium	6	March 2024	656	(19)	9
Platinum	15	April 2024	697	(10)	60
Silver	6	March 2024	700	(9)	23
				(208)	883

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Neuberger Berman Gold Plus Strategy Fund
Assets - Securities
Corporate Bonds And Notes	—	11,920	—	11,920
Short Term Investments	6,335	13,847	—	20,182
	6,335	25,767	—	32,102
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	890	—	—	890
	890	—	—	890
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(7)	—	—	(7)
	(7)	—	—	(7)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Neuberger Berman Strategic Income Fund
GOVERNMENT AND AGENCY OBLIGATIONS 59.2%
Mortgage-Backed Securities 48.0%
Federal Home Loan Mortgage Corporation
2.50%, 02/01/51 - 04/01/52	6,853	5,839
3.00%, 07/01/51 - 06/01/52	5,460	4,850
3.50%, 04/01/52 - 02/01/53	7,785	7,144
4.00%, 04/01/52 - 06/01/53	16,555	15,675
4.50%, 06/01/52 - 01/01/53	15,995	15,527
5.00%, 10/01/52 - 01/01/54	16,803	16,642
5.50%, 11/01/52 - 08/01/53	10,925	10,991
6.00%, 01/01/53 - 10/01/53	6,695	6,807
6.50%, 07/01/53	823	843
Federal National Mortgage Association, Inc.
3.00%, 06/01/50 - 03/01/53	9,985	8,874
3.50%, 05/01/51 - 05/01/53	18,017	16,553
2.50%, 08/01/51 - 05/01/52	19,807	16,918
4.00%, 05/01/52 - 02/01/53	17,393	16,467
4.50%, 07/01/52 - 04/01/53	15,457	15,004
5.00%, 08/01/52 - 07/01/53	22,126	21,924
5.50%, 12/01/52 - 10/01/53	20,042	20,158
6.00%, 01/01/53 - 10/01/53	9,500	9,661
TBA, 2.50%, 01/15/54 (a)	16,410	13,977
TBA, 3.50%, 01/15/54 (a)	5,715	5,246
TBA, 4.00%, 01/15/54 (a)	12,820	12,133
TBA, 4.50%, 01/15/54 (a)	11,335	10,997
TBA, 5.00%, 01/15/54 (a)	4,910	4,861
TBA, 5.50%, 01/15/54 (a)	29,865	30,012
TBA, 6.00%, 01/15/54 (a)	10,980	11,155
Government National Mortgage Association
5.00%, 11/20/52 - 08/20/53	3,834	3,812
6.00%, 12/20/52 - 12/20/53	8,232	8,369
5.50%, 06/20/53 - 08/20/53	2,681	2,697
TBA, 5.00%, 01/15/54 (a)	7,850	7,802
TBA, 5.50%, 01/15/54 (a)	3,430	3,451
TBA, 6.00%, 01/15/54 (a)	10,810	10,987
		335,376
Collateralized Mortgage Obligations 7.0%
Connecticut Avenue Securities Trust 2021-R01
Series 2022-1M2-R01, REMIC, 7.24%, (SOFR 30-Day Average + 1.90%), 12/26/41 (b)	2,192	2,195
Connecticut Avenue Securities Trust 2021-R03
Series 2021-1M2-R03, REMIC, 6.99%, (SOFR 30-Day Average + 1.65%), 12/25/41 (b)	1,273	1,257
Connecticut Avenue Securities Trust 2022-R03
Series 2022-1M2-R03, REMIC, 8.84%, (SOFR 30-Day Average + 3.50%), 03/25/42 (b)	3,060	3,199
Connecticut Avenue Securities Trust 2022-R04
Series 2022-1M2-R04, REMIC, 8.44%, (SOFR 30-Day Average + 3.10%), 03/25/42 (b)	1,245	1,281
Connecticut Avenue Securities Trust 2022-R08
Series 2022-1M2-R08, REMIC, 8.94%, (SOFR 30-Day Average + 3.60%), 07/25/42 (b)	338	355
Series 2022-1B1-R08, REMIC, 10.94%, (SOFR 30-Day Average + 5.60%), 07/25/42 (b)	2,146	2,322
Connecticut Avenue Securities Trust 2023-R01
Series 2023-1M2-R01, REMIC, 9.09%, (SOFR 30-Day Average + 3.75%), 12/26/42 (b)	1,526	1,616
Connecticut Avenue Securities Trust 2023-R02
Series 2023-1M2-R02, REMIC, 8.69%, (SOFR 30-Day Average + 3.35%), 01/25/43 (b)	964	1,010
Federal Home Loan Mortgage Corporation
Interest Only, Series 2020-X1-RR03, REMIC, 1.71%, 07/27/28 (b)	18,440	1,177
Interest Only, Series 2020-DX-RR02, REMIC, 1.82%, 09/27/28 (b)	8,100	570
Interest Only, Series 2020-X-RR04, REMIC, 2.13%, 02/27/29 (b)	19,725	1,659
Interest Only, Series 2020-CX-RR02, REMIC, 1.27%, 03/27/29 (b)	5,615	304
Series 2021-M2-DNA7, REMIC, 7.14%, (SOFR 30-Day Average + 1.80%), 11/25/41 (b)	855	846
Series 2022-M2-DNA2, REMIC, 9.09%, (SOFR 30-Day Average + 3.75%), 02/25/42 (b)	2,937	3,032
Series 2022-M2-HQA1, REMIC, 10.59%, (SOFR 30-Day Average + 5.25%), 03/25/42 (b)	2,460	2,624
Series 2022-M1B-DNA3, REMIC, 8.24%, (SOFR 30-Day Average + 2.90%), 04/25/42 (b)	917	942
Series 2022-M1B-DNA5, REMIC, 9.84%, (SOFR 30-Day Average + 4.50%), 06/25/42 (b)	1,265	1,363
Series 2022-M1B-HQA3, REMIC, 8.89%, (SOFR 30-Day Average + 3.55%), 08/25/42 (b)	1,457	1,518
Series 2022-M1B-DNA6, REMIC, 9.04%, (SOFR 30-Day Average + 3.70%), 09/25/42 (b)	2,390	2,518
Interest Only, Series SP-4150, REMIC, 0.70%, (6.04% - (SOFR 30-Day Average * 1)), 01/15/43 (b)	1,509	185
Interest Only, Series SA-4456, REMIC, 0.70%, (6.04% - (SOFR 30-Day Average * 1)), 03/15/45 (b)	945	106
Interest Only, Series LI-4994, REMIC, 4.00%, 12/25/48	1,919	368
Federal National Mortgage Association, Inc.
Interest Only, Series C26-413, 4.00%, 07/01/42	1,945	350
Interest Only, Series C24-418, 4.00%, 08/01/43	2,394	422
Series 2017-2M2-C06, REMIC, 8.25%, (SOFR 30-Day Average + 2.91%), 02/25/30 (b)	2,460	2,539
Series 2017-1M2-C07, REMIC, 7.85%, (SOFR 30-Day Average + 2.51%), 05/28/30 (b)	366	373
Series 2018-2M2-C02, REMIC, 7.65%, (SOFR 30-Day Average + 2.31%), 08/26/30 (b)	814	827
Series 2018-2M2-C04, REMIC, 8.00%, (SOFR 30-Day Average + 2.66%), 12/26/30 (b)	1,764	1,815
Series 2018-1M2-C05, REMIC, 7.80%, (SOFR 30-Day Average + 2.46%), 01/27/31 (b)	1,867	1,912
Interest Only, Series 2019-DS-49, REMIC, 0.70%, (6.04% - (SOFR 30-Day Average * 1)), 06/25/43 (b)	1,700	193
Interest Only, Series 2013-SY-72, REMIC, 0.70%, (6.04% - (SOFR 30-Day Average * 1)), 07/25/43 (b)	1,812	213
Interest Only, Series 2018-ST-18, REMIC, 0.65%, (5.99% - (SOFR 30-Day Average * 1)), 12/25/44 (b)	1,866	213
Interest Only, Series 2016-HS-31, REMIC, 0.55%, (5.89% - (SOFR 30-Day Average * 1)), 06/25/46 (b)	1,309	137
Interest Only, Series 2016-SA-62, REMIC, 0.55%, (5.89% - (SOFR 30-Day Average * 1)), 09/25/46 (b)	1,870	215
Interest Only, Series 2021-AI-76, REMIC, 3.50%, 11/25/51	3,446	588
Ginnie Mae REMIC Trust 2020-095
Series 2020-WK-86, REMIC, 1.00%, 06/20/50	1,651	1,292
Series 2020-AB-107, REMIC, 1.00%, 07/20/50	2,085	1,636
Government National Mortgage Association
Interest Only, Series 2017-KS-112, REMIC, 0.73%, (6.09% - (1 Month Term SOFR * 1)), 07/20/47 (b)	1,686	184
Series 2020-KA-112, REMIC, 1.00%, 08/20/50	1,728	1,354
Interest Only, Series 2020-CI-162, REMIC, 2.00%, 10/20/50	5,324	578
Interest Only, Series 2020-MI-151, REMIC, 2.50%, 10/20/50	4,122	553
Interest Only, Series 2021-DI-30, REMIC, 2.50%, 02/20/51	4,544	606
Series 2021-HE-103, REMIC, 2.00%, 06/20/51	1,512	1,275
Series 2021-NC-119, REMIC, 1.50%, 07/20/51	1,526	1,252
Interest Only, Series 2021-IO-196, REMIC, 2.50%, 11/20/51	2,486	344
		49,318
Sovereign 4.2%
Angola, Government of
8.00%, 11/26/29 (c)	335	297
9.38%, 05/08/48 (c)	765	634
Cabinet of Ministers of Ukraine
0.00%, 03/15/35 (c) (d) (e)	1,145	266

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
6.15%, 08/12/32, PEN	6,442	1,703
6.90%, 08/12/37, PEN	2,429	662
Departamento Administrativo De La Presidencia De La Republica
3.00%, 01/30/30	300	253
Gobierno de la Republica del Ecuador
6.00%, 07/31/30 (c) (f)	285	132
3.50%, 07/31/35 (c) (f)	360	130
Gobierno de La Republica del Paraguay
4.95%, 04/28/31 (c)	470	459
Gobierno De La Republica Oriental Del Uruguay
5.10%, 06/18/50	330	331
Gobierno Federal de los Estados Unidos Mexicanos
7.75%, 05/29/31, MXN	25,217	1,385
3.50%, 02/12/34	1,130	956
4.40%, 02/12/52	1,130	894
Government of Saudi Arabia
3.25%, 11/17/51 (c)	440	312
3.75%, 01/21/55 (c)	335	255
Government of the Republic of Panama
2.25%, 09/29/32	490	359
3.30%, 01/19/33	655	520
Government of the Sultanate of Oman
7.00%, 01/25/51 (c)	770	828
Ministerio De Hacienda Y Credito Publico
7.00%, 06/30/32, COP	5,481,400	1,187
Ministerul Finantelor Publice
3.63%, 03/27/32 (c)	340	293
4.00%, 02/14/51 (c)	360	259
Ministry of Diwan Amiri Affairs
4.40%, 04/16/50 (c)	385	354
People's Government of Inner Mongolia Autonomous Region
5.13%, 04/07/26 (c)	315	306
Presidence de la Republique de Cote d'Ivoire
6.13%, 06/15/33 (c)	1,060	973
Presidencia Da Republica
10.00%, 01/01/25 - 01/01/33, BRL	6,808	1,391
Presidencia de la Republica de El Salvador
9.50%, 07/15/52 (c)	135	113
Presidencia de la Republica Dominicana
6.85%, 01/27/45 (c)	1,200	1,194
Republica Bolivariana de Venezuela
0.00%, 10/13/24 (d) (e) (g)	1,719	262
Romania, Government of
4.85%, 07/25/29, RON	3,895	804
3.00%, 02/14/31 (g)	852	723
8.25%, 09/29/32, RON	6,075	1,519
4.00%, 02/14/51 (g)	712	512
Sandor-Palota
6.75%, 10/22/28, HUF	33,600	100
3.25%, 10/22/31, HUF	573,560	1,403
South Africa, Parliament of
8.00%, 01/31/30, ZAR	18,889	951
8.25%, 03/31/32, ZAR	3,472	166
8.50%, 01/31/37, ZAR	3,050	130
5.65%, 09/27/47	505	403
5.75%, 09/30/49	280	224
The Arab Republic of Egypt
5.88%, 02/16/31 (c)	200	131
8.50%, 01/31/47 (c)	880	547
The Republic of Indonesia, The Government of
5.50%, 04/15/26, IDR	1,062,000	68
6.50%, 02/15/31, IDR	24,969,000	1,614
7.00%, 02/15/33, IDR	7,626,000	512
4.63%, 04/15/43 (c)	1,095	1,072
Urzad Rady Ministrow
7.50%, 07/25/28, PLN	1,827	511
6.00%, 10/25/33, PLN	4,134	1,114
		29,212
Total Government And Agency Obligations (cost $415,393)		413,906
CORPORATE BONDS AND NOTES 38.1%
Financials 12.2%
ABN AMRO Bank N.V.
3.32%, 03/13/37 (c) (h)	1,400	1,110
AerCap Ireland Capital Designated Activity Company
3.30%, 01/30/32	1,820	1,583
Alliant Holdings Intermediate, LLC
6.75%, 10/15/27 (c)	365	364
6.75%, 04/15/28 (c)	410	420
7.00%, 01/15/31 (c)	115	121
Ally Financial Inc.
4.70%, (100, 05/15/28) (i)	1,191	850
American Express Company
3.55%, (100, 09/15/26) (i)	185	159
5.63%, 07/28/34	735	759
AmWINS Group, Inc.
4.88%, 06/30/29 (c)	270	249
AssuredPartners, Inc.
7.00%, 08/15/25 (c)	335	336
5.63%, 01/15/29 (c)	485	452
Australia and New Zealand Banking Group Limited
5.67%, 10/03/25	1,100	1,117
Banco Bilbao Vizcaya Argentaria, S.A.
6.50%, (100, 03/05/25) (h) (i)	200	195
Banco Do Brasil SA
6.25%, (100, 04/15/24) (g) (i)	550	539
Banco Santander, S.A.
7.50%, (100, 02/08/24) (g) (h) (i)	800	793
5.15%, 08/18/25 (h)	1,000	996
Bank of America Corporation
4.30%, (100, 01/28/25) (i)	102	96
4.38%, (100, 01/27/27) (i)	920	825
6.10%, (100, 03/17/25) (i)	1,145	1,150
6.25%, (100, 09/05/24) (i)	162	161
2.97%, 02/04/33	1,605	1,364
Bank of Nova Scotia, The
5.35%, 12/07/26 (h)	1,250	1,272
Barclays PLC
4.38%, (100, 03/15/28) (h) (i)	710	555
8.00%, (100, 03/15/29) (h) (i)	880	866
9.63%, (100, 12/15/29) (h) (i)	645	670
6.69%, 09/13/34 (h)	675	721
Benteler International Aktiengesellschaft
9.38%, 05/15/28, EUR (g)	157	185
10.50%, 05/15/28 (c)	240	252
Blackstone Mortgage Trust, Inc.
3.75%, 01/15/27 (c)	105	94
BNP Paribas
4.50%, (100, 02/25/30) (c) (h) (i)	155	123
4.63%, (100, 01/12/27) (c) (i)	1,540	1,309
7.38%, (100, 08/19/25) (c) (h) (i)	117	117
9.25%, (100, 11/17/27) (c) (h) (i)	135	144
BPCE
7.00%, 10/19/34 (c)	660	716
3.65%, 01/14/37 (c)	955	787
Capital One Financial Corporation
3.95%, (100, 09/01/26) (i)	1,608	1,293
6.38%, 06/08/34	335	346
Citigroup Inc.
3.88%, (100, 02/18/26) (i)	75	66
4.00%, (100, 12/10/25) (i)	75	69
4.15%, (100, 11/15/26) (i)	935	805
4.70%, (100, 01/30/25) (i)	105	98
5.00%, (100, 09/12/24) (i)	138	134
7.38%, (100, 05/15/28) (i)	425	431
Citizens Financial Group, Inc.
4.00%, (100, 10/06/26) (i)	215	169
6.38%, (100, 04/06/24) (i)	368	338
8.69%, (3 Month Term SOFR + 3.26%), (100, 01/06/24) (b) (i)	275	243
COMMERZBANK Aktiengesellschaft
7.00%, (100, 04/09/25) (g) (i)	200	192

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Commonwealth Bank of Australia
5.50%, 09/12/25	1,420	1,438
Corebridge Financial, Inc.
5.75%, 01/15/34	730	746
4.35%, 04/05/42	835	705
Discover Financial Services
5.50%, (100, 10/30/27) (i)	1,326	1,072
Emirates NBD Bank PJSC
6.13%, (100, 03/20/25) (g) (i)	575	571
Encore Capital Group, Inc.
4.25%, 06/01/28, GBP (g)	180	196
Fifth Third Bancorp
8.69%, (3 Month Term SOFR + 3.29%), (100, 02/08/24) (b) (i)	547	523
4.34%, 04/25/33	785	729
Ford Motor Credit Company LLC
3.38%, 11/13/25	245	234
4.39%, 01/08/26	55	53
4.87%, 08/03/27, EUR	420	476
7.35%, 11/04/27	195	206
6.80%, 05/12/28	100	105
7.20%, 06/10/30	215	229
Grupo Aval Acciones y Valores S.A.
4.38%, 02/04/30 (c)	390	329
GTCR (AP) Finance Inc.
8.00%, 05/15/27 (c)	180	182
GTCR W-2 Merger Sub LLC
7.50%, 01/15/31 (c)	355	377
HSBC Holdings PLC
4.00%, (100, 03/09/26) (h) (i)	450	412
4.70%, (100, 03/09/31) (h) (i)	410	334
8.00%, (100, 03/07/28) (i)	295	306
HUB International Limited
7.00%, 05/01/26 (c)	125	125
7.25%, 06/15/30 (c)	960	1,014
Huntington Bancshares Incorporated
4.45%, (100, 10/15/27) (i)	58	51
5.63%, (100, 07/15/30) (i)	134	121
8.54%, (3 Month Term SOFR + 3.14%), (100, 1/15/24) (b) (i) (j)	504	477
ING Groep N.V.
3.88%, (100, 05/16/27) (h) (i)	1,460	1,172
5.75%, (100, 11/16/26) (h) (i)	846	789
6.50%, (100, 04/16/25) (h) (i)	245	239
Intesa Sanpaolo SPA
8.25%, 11/21/33 (c)	1,045	1,135
7.78%, 06/20/54 (c)	605	624
J.P. Morgan Chase & Co.
3.65%, (100, 06/01/26) (i)	65	60
4.60%, (100, 02/01/25) (i)	87	83
8.22%, (3 Month Term SOFR + 2.84%), (100, 02/01/24) (b) (i)	159	159
2.18%, 06/01/28	1,605	1,468
Liberty Mutual Group Inc.
4.13%, 12/15/51 (c)	690	578
Lloyds Banking Group PLC
7.50%, (100, 06/27/24) (h) (i)	453	445
8.00%, (100, 09/27/29) (h) (i)	640	640
4.98%, 08/11/33	735	716
M&T Bank Corporation
3.50%, (100, 09/01/26) (i)	1,095	813
Metropolitan Life Global Funding I
0.95%, 07/02/25 (c)	475	448
5.00%, 01/06/26 (c)	675	677
Mizuho Financial Group, Inc.
1.55%, 07/09/27	380	348
Morgan Stanley
5.25%, 04/21/34	1,335	1,335
2.48%, 09/16/36	2,775	2,199
5.95%, 01/19/38	595	602
NatWest Group PLC
4.60%, (100, 06/28/31) (h) (i)	935	704
6.00%, (100, 12/29/25) (h) (i)	205	198
3.03%, 11/28/35 (h)	3,060	2,536
New York Life Global Funding
0.85%, 01/15/26 (c)	920	850
Nordea Bank Abp
3.75%, (100, 03/01/29) (c) (h) (i)	1,015	802
1.50%, 09/30/26 (c)	835	761
OneMain Finance Corporation
6.88%, 03/15/25	455	459
7.13%, 03/15/26	305	311
Principal Life Global Funding II
1.50%, 11/17/26 (c)	1,105	1,008
Protective Life Global Funding
1.30%, 09/20/26 (c)	150	136
Royal Bank of Canada
4.95%, 04/25/25 (h)	1,060	1,060
Santander UK Group Holdings PLC
6.83%, 11/21/26 (h)	1,010	1,030
Skandinaviska Enskilda Banken AB
5.13%, (100, 05/13/25) (g) (h) (i)	800	766
Standard Chartered PLC
4.30%, (100, 08/19/28) (c) (h) (i)	405	329
State Street Corporation
1.75%, 02/06/26	865	832
2.90%, 03/30/26	585	569
Sumitomo Mitsui Financial Group, Inc.
2.63%, 07/14/26	395	375
3.01%, 10/19/26	365	347
Svenska Handelsbanken AB
5.25%, 06/15/26 (c)	1,385	1,389
The Bank of New York Mellon Corporation
3.70%, (100, 03/20/26) (i)	143	135
3.75%, (100, 12/20/26) (i)	1,935	1,671
The Charles Schwab Corporation
4.00%, (100, 12/01/30) (i)	1,617	1,269
5.85%, 05/19/34	1,000	1,032
The Goldman Sachs Group, Inc.
3.65%, (100, 08/10/26) (i)	195	175
3.80%, (100, 05/10/26) (i)	130	116
4.13%, (100, 11/10/26) (i)	260	231
4.95%, (100, 02/10/25) (i)	225	216
5.50%, (100, 08/10/24) (i)	51	50
6.56%, 10/24/34	365	401
The PNC Financial Services Group, Inc.
3.40%, (100, 09/15/26) (i)	1,990	1,599
5.00%, (100, 11/01/26) (i)	30	28
6.25%, (100, 03/15/30) (i)	465	435
6.88%, 10/20/34	645	716
The Toronto-Dominion Bank
3.77%, 06/06/25 (h)	735	722
Truist Financial Corporation
5.10%, (100, 03/01/30) (i)	90	81
8.75%, (3 Month Term SOFR + 3.36%), (100, 03/15/24) (b) (i)	308	304
5.87%, 06/08/34	1,200	1,225
U.S. Bancorp
3.70%, (100, 01/15/27) (i)	1,480	1,167
UBS Group AG
4.88%, (100, 02/12/27) (c) (i)	155	140
9.25%, (100, 11/13/28) (c) (h) (i)	830	906
4.70%, 08/05/27 (c) (h)	1,470	1,448
UBS Group Funding (Switzerland) AG
6.88%, (100, 08/07/25) (g) (h) (i)	1,066	1,047
VistaJet Group Holding SA
9.50%, 06/01/28 (c) (j)	170	144
VistaJet Malta Finance P.L.C.
7.88%, 05/01/27 (c) (j)	395	342
6.38%, 02/01/30 (c) (j)	390	273
Wells Fargo & Company
3.90%, (100, 03/15/26) (i)	275	254
7.63%, (100, 09/15/28) (i)	315	331
6.49%, 10/23/34	975	1,059
Westpac Banking Corporation
5.51%, 11/17/25	1,105	1,123
3.02%, 11/18/36	1,515	1,232
		85,509

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Communication Services 4.6%
Altice Financing S.A.
4.25%, 08/15/29, EUR (g)	250	243
Altice France
6.00%, 02/15/28 (c)	740	352
4.13%, 01/15/29, EUR (g)	285	250
Altice France Holding S.A.
5.50%, 01/15/28 (c)	615	506
4.00%, 02/15/28, EUR (g)	100	48
AT&T Inc.
3.50%, 09/15/53	1,710	1,241
British Telecommunications Public Limited Company
8.38%, 12/20/83, GBP (g)	600	806
C&W Senior Financing Designated Activity Company
6.88%, 09/15/27 (c)	260	243
CCO Holdings, LLC
5.00%, 02/01/28 (c)	230	220
4.75%, 03/01/30 (c)	415	380
4.25%, 02/01/31 (c)	335	293
4.75%, 02/01/32 (c)	525	463
4.50%, 05/01/32	180	154
4.50%, 06/01/33 (c)	185	156
4.25%, 01/15/34 (c)	290	236
Charter Communications Operating, LLC
4.80%, 03/01/50	1,895	1,467
3.90%, 06/01/52	1,390	936
Comcast Corporation
2.94%, 11/01/56	2,255	1,485
Commscope Technologies LLC
5.00%, 03/15/27 (c)	280	118
Commscope, Inc.
4.75%, 09/01/29 (c)	290	196
CSC Holdings, LLC
5.25%, 06/01/24	265	260
7.50%, 04/01/28 (c) (j)	200	149
5.75%, 01/15/30 (c)	465	290
4.13%, 12/01/30 (c)	415	315
4.63%, 12/01/30 (c)	440	264
4.50%, 11/15/31 (c)	420	318
DISH DBS Corporation
5.13%, 06/01/29	380	196
Dish Network Corporation
3.38%, 08/15/26 (h)	200	107
Eircom Limited
3.50%, 05/15/26, EUR (g)	190	203
Equipmentshare.Com Inc
9.00%, 05/15/28 (c)	690	712
Fox Corporation
6.50%, 10/13/33	970	1,050
Frontier Communications Holdings, LLC
5.88%, 11/01/29 (j)	305	258
8.75%, 05/15/30 (c)	225	232
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (c)	240	232
5.00%, 05/01/28 (c)	300	277
Iliad Holding
5.63%, 10/15/28, EUR (g)	856	948
7.00%, 10/15/28 (c)	265	264
Koninklijke KPN N.V.
6.00%, (100, 09/21/27), EUR (g) (i)	100	114
Level 3 Financing, Inc.
3.40%, 03/01/27 (c)	140	131
4.63%, 09/15/27 (c)	310	187
3.63%, 01/15/29 (c)	310	130
3.75%, 07/15/29 (c)	150	63
10.50%, 05/15/30 (c)	230	224
Live Nation Entertainment, Inc.
5.63%, 03/15/26 (c)	355	352
6.50%, 05/15/27 (c)	315	321
Lorca Telecom Bondco SA.
4.00%, 09/18/27, EUR (g)	1,183	1,273
MVC Acquisition Corp.
5.75%, 08/01/28 (c)	205	198
8.00%, 08/01/29 (c)	300	280
Northwest Fiber, LLC
4.75%, 04/30/27 (c)	355	341
6.00%, 02/15/28 (c)	340	317
Oztel Holdings SPC Limited
6.63%, 04/24/28 (c)	720	753
PLT VII Finance S.a r.l.
4.63%, 01/05/26, EUR (g)	230	252
Rogers Communications Inc.
3.80%, 03/15/32	740	680
SES
2.88%, (100, 05/27/26), EUR (g) (i)	200	200
5.63%, (100, 01/29/24), EUR (g) (i)	100	110
Sirius XM Radio Inc.
4.00%, 07/15/28 (c)	255	236
Summer (BC) Bidco B LLC
5.50%, 10/31/26 (c)	190	178
Telecom Italia SPA
3.00%, 09/30/25, EUR (g)	200	215
6.88%, 02/15/28, EUR (g)	100	117
7.88%, 07/31/28, EUR (g)	627	768
Telefonica Europe B.V.
2.88%, (100, 06/24/27), EUR (g) (i)	200	205
7.13%, (100, 08/23/28), EUR (g) (i)	200	238
TMNL Group Holding B.V.
5.50%, 01/15/30, EUR (g)	120	121
T-Mobile USA, Inc.
4.50%, 04/15/50	1,270	1,123
3.40%, 10/15/52	2,365	1,725
United Group B.V.
4.63%, 08/15/28, EUR (g)	180	188
Verizon Communications Inc.
2.36%, 03/15/32	560	466
2.99%, 10/30/56	1,370	908
Virgin Media Secured Finance PLC
5.50%, 05/15/29 (c)	385	371
Virgin Media Vendor Financing Notes III Designated Activity Company
4.88%, 07/15/28, GBP (g)	585	686
Vodafone Group Public Limited Company
4.88%, 06/19/49	2,010	1,830
4.88%, 10/03/78, GBP (g)	200	247
6.50%, 08/30/84, EUR (g)	200	236
Ziff Davis, Inc.
4.63%, 10/15/30 (c)	310	283
Ziggo Bond Company B.V.
3.38%, 02/28/30, EUR (g)	353	328
		32,263
Consumer Discretionary 4.4%
Adient Global Holdings Ltd
3.50%, 08/15/24, EUR (g)	45	49
Afflelou
4.25%, 05/19/26, EUR (g)	175	192
Allwyn International a.s.
3.88%, 02/15/27, EUR (g)	245	260
Aramark International Finance S.a r.l.
3.13%, 04/01/25, EUR (g)	277	303
Aramark Services, Inc.
5.00%, 02/01/28 (c)	200	194
B&M European Value Retail S.A.
3.63%, 07/15/25, GBP (g)	124	155
Banijay Entertainment
7.00%, 05/01/29, EUR (g)	449	522
7.00%, 05/01/29, EUR (c)	185	215
Bath & Body Works, Inc.
6.63%, 10/01/30 (c)	360	368
6.75%, 07/01/36	210	212
BCPE Empire Holdings, Inc.
7.63%, 05/01/27 (c)	620	599
BK LC Lux Finco 1 S.a r.l.
5.25%, 04/30/29, EUR (g)	595	650
Caesars Entertainment, Inc.
4.63%, 10/15/29 (c)	355	321
Carnival Corporation
7.63%, 03/01/26 (c)	620	631
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
9.88%, 08/01/27 (c)	375	394
4.00%, 08/01/28 (c)	170	158
7.00%, 08/15/29 (c)	115	120
Carnival Holdings Bermuda Ltd.
10.38%, 05/01/28 (c)	285	311
Ceconomy AG
1.75%, 06/24/26, EUR (g)	300	286
Churchill Downs Incorporated
6.75%, 05/01/31 (c)	560	569
Cirsa Finance International S.a r.l.
4.75%, 05/22/25, EUR (g)	209	230
7.88%, 07/31/28, EUR (g)	446	512
Constellation Automotive Financing PLC
4.88%, 07/15/27, GBP (g)	100	104
CPUK Mortgage Finance Limited
6.50%, 08/28/50, GBP (g)	130	160
Dana Financing Luxembourg S.a r.l.
8.50%, 07/15/31, EUR (g)	548	661
Discovery Communications, LLC
4.65%, 05/15/50	1,775	1,430
Douglas GmbH
6.00%, 04/08/26, EUR (g)	215	234
Dufry One B.V.
3.38%, 04/15/28, EUR (g)	492	520
Eldorado Resorts, Inc.
6.25%, 07/01/25 (c)	340	340
8.13%, 07/01/27 (c)	400	410
Ford Motor Company
9.63%, 04/22/30	300	354
3.25%, 02/12/32	185	154
5.29%, 12/08/46 (j)	980	863
Forvia
7.25%, 06/15/26, EUR (g)	100	117
2.38%, 06/15/27, EUR (g)	150	156
3.75%, 06/15/28, EUR (g)	100	108
IHO Verwaltungs GmbH
3.75%, 09/15/26, EUR (g) (k)	100	109
3.88%, 05/15/27, EUR (g) (k)	679	732
Jaguar Land Rover Automotive PLC
7.75%, 10/15/25 (c)	320	323
4.50%, 01/15/26 - 07/15/28, EUR (g)	826	894
KB Home
7.25%, 07/15/30	315	327
4.00%, 06/15/31	145	131
LHMC Finco 2 S.A R.L.
7.25%, 10/02/25, EUR (f) (g) (k)	104	114
Light and Wonder International, Inc.
7.25%, 11/15/29 (c)	425	436
Macys Retail Holdings
5.88%, 03/15/30 (c) (j)	335	316
Macy's Retail Holdings, LLC
4.50%, 12/15/34	270	222
5.13%, 01/15/42	85	66
Magnum Management Corporation
5.25%, 07/15/29	105	99
Maison Finco PLC
6.00%, 10/31/27, GBP (g)	104	114
MCE Finance Limited
5.63%, 07/17/27 (c)	595	560
Midwest Gaming Borrower, LLC
4.88%, 05/01/29 (c)	1,015	945
Miller Homes Group (Finco) PLC
7.00%, 05/15/29, GBP (g)	100	108
Motion Bondco Designated Activity Company
4.50%, 11/15/27, EUR (g)	120	119
Motion Finco S.a r.l.
7.38%, 06/15/30, EUR (g)	100	113
NCL Corporation Ltd.
5.88%, 02/15/27 (c)	270	267
Next Group PLC
3.63%, 05/18/28, GBP (g)	300	364
PetSmart, Inc.
4.75%, 02/15/28 (c)	320	301
7.75%, 02/15/29 (c)	310	302
Peu (Fin) PLC
7.25%, 07/01/28, EUR (c)	210	239
Pinewood Finco PLC
3.25%, 09/30/25, GBP (g)	150	185
Pinnacle Bidco PLC
10.00%, 10/11/28, GBP (c)	151	200
Raptor Acquisition Corp
4.88%, 11/01/26 (c)	365	348
Restaurant Brands International Limited Partnership
3.88%, 01/15/28 (c)	335	317
4.38%, 01/15/28 (c)	220	210
4.00%, 10/15/30 (c)	325	292
Royal Caribbean Cruises Ltd.
5.50%, 08/31/26 - 04/01/28 (c)	770	762
8.25%, 01/15/29 (c)	135	143
Schaeffler AG
3.38%, 10/12/28, EUR (g)	100	107
Seaworld Entertainment, Inc.
5.25%, 08/15/29 (c)	335	314
Shea Homes Limited Partnership, A California Limited Partnership
4.75%, 02/15/28	410	389
Six Flags Operations Inc.
5.50%, 04/15/27 (c)	95	93
7.25%, 05/15/31 (c) (j)	185	185
SRS Distribution Inc.
6.13%, 07/01/29 (c)	155	147
The Goodyear Tire & Rubber Company
5.00%, 05/31/26 - 07/15/29 (j)	895	857
TVL Finance PLC
10.25%, 04/28/28, GBP (g)	139	184
Valeo
5.38%, 05/28/27, EUR (g)	200	229
Volkswagen International Finance N.V.
3.75%, (100, 12/28/27), EUR (g) (i)	400	413
Warnermedia Holdings, Inc.
5.14%, 03/15/52	2,070	1,779
White Cap Parent, LLC
8.25%, 03/15/26 (c) (k)	285	285
Windsor Holdings III, LLC
8.50%, 06/15/30 (c)	310	325
Wyndham Hotels & Resorts, Inc.
4.38%, 08/15/28 (c)	475	444
Wynn Macau, Limited
5.50%, 01/15/26 (c)	435	424
Yum! Brands, Inc.
5.38%, 04/01/32	725	714
ZF Friedrichshafen AG
3.00%, 10/23/29, EUR (g)	900	913
ZF North America Capital, Inc.
6.88%, 04/14/28 (c)	545	567
		30,889
Industrials 3.5%
Abertis Infraestructuras Finance B.V.
3.25%, (100, 11/24/25), EUR (g) (i)	800	846
AerCap Global Aviation Trust
6.50%, 06/15/45 (c)	310	311
American Airlines, Inc.
5.50%, 04/20/26 (c)	892	884
7.25%, 02/15/28 (c)	245	249
5.75%, 04/20/29 (c)	1,030	1,005
Ardagh Metal Packaging Finance Public Limited Company
6.00%, 06/15/27 (c)	420	418
Ardagh Packaging Finance Public Limited Company
4.75%, 07/15/27, GBP (g)	185	170
5.25%, 08/15/27 (c) (j)	250	194
ASGN Incorporated
4.63%, 05/15/28 (c)	440	418
Beacon Roofing Supply, Inc.
4.50%, 11/15/26 (c)	395	383
Berry Plastics Escrow Corporation
5.63%, 07/15/27 (c)	470	467

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Builders FirstSource, Inc.
4.25%, 02/01/32 (c)	180	162
6.38%, 06/15/32 (c)	170	175
Canpack Spolka Akcyjna
2.38%, 11/01/27, EUR (g)	102	103
Chart Industries, Inc.
7.50%, 01/01/30 (c)	410	429
9.50%, 01/01/31 (c)	210	228
Cornerstone Building Brands, Inc.
8.75%, 08/01/28 (c)	470	478
6.13%, 01/15/29 (c)	250	207
Corporation De Securite Garda World
7.75%, 02/15/28 (c)	210	218
Deutsche Lufthansa Aktiengesellschaft
3.00%, 05/29/26, EUR (g)	300	322
3.75%, 02/11/28, EUR (g)	100	109
Emerald Debt Merger Sub LLC
6.63%, 12/15/30 (c)	205	211
Energizer Gamma Acquisition B.V.
3.50%, 06/30/29, EUR (g)	395	375
Fiber Bidco S.P.A.
9.95%, (3 Month EURIBOR + 6.00%), 10/25/27, EUR (b) (g)	200	224
GFL Environmental Inc.
6.75%, 01/15/31 (c)	110	113
Imola Merger Corporation
4.75%, 05/15/29 (c)	330	313
Ingersoll Rand Inc.
5.40%, 08/14/28	120	124
5.70%, 08/14/33	180	190
International Consolidated Airlines Group, S.A.
3.75%, 03/25/29, EUR (g) (j)	200	214
Intrum AB
3.50%, 07/15/26, EUR (g)	100	93
3.00%, 09/15/27, EUR (g)	99	83
Jeld-Wen, Inc.
4.88%, 12/15/27 (c) (j)	520	499
L3Harris Technologies, Inc.
5.40%, 01/15/27 - 07/31/33	1,205	1,244
5.60%, 07/31/53	640	684
LATAM Airlines Group S.A.
13.38%, 10/15/27 - 10/15/29 (c)	415	466
Masonite International Corporation
3.50%, 02/15/30 (c)	480	416
Mauser Packaging Solutions Holding Company
7.88%, 08/15/26 (c)	690	703
9.25%, 04/15/27 (c)	375	370
Mobico Group PLC
4.25%, (100, 11/26/25), GBP (g) (i)	145	162
Pactiv Evergreen Group Issuer LLC
4.38%, 10/15/28 (c)	425	400
Reynolds Group Issuer Inc.
4.00%, 10/15/27 (c)	30	28
Rolls-Royce Group PLC
5.75%, 10/15/27, GBP (g)	300	383
RTX Corporation
6.10%, 03/15/34	745	808
Sensata Technologies B.V.
4.00%, 04/15/29 (c)	140	130
5.88%, 09/01/30 (c)	325	323
SPX Flow, Inc.
8.75%, 04/01/30 (c)	330	326
Standard Building Solutions Inc.
4.38%, 07/15/30 (c)	435	399
3.38%, 01/15/31 (c)	320	275
Terex Corporation
5.00%, 05/15/29 (c)	405	385
The ADT Security Corporation
4.88%, 07/15/32 (c)	335	311
The Boeing Company
5.81%, 05/01/50 (l)	2,545	2,636
The Manitowoc Company, Inc.
9.00%, 04/01/26 (c) (j)	255	257
TransDigm Inc.
6.25%, 03/15/26 (c)	200	200
5.50%, 11/15/27	610	599
6.75%, 08/15/28 (c)	530	544
4.63%, 01/15/29	145	136
7.13%, 12/01/31 (c)	145	152
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (c)	315	310
8.50%, 08/15/27 (c)	315	309
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (c)	445	434
Vertical Midco GmbH
4.38%, 07/15/27, EUR (g)	750	799
		24,404
Energy 3.0%
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (c)	230	231
8.25%, 12/31/28 (c)	540	545
5.88%, 06/30/29 (c)	350	326
Bip-V Chinook
5.50%, 06/15/31 (c)	605	573
BP Capital Markets P.L.C.
4.88%, (100, 03/22/30) (i)	2,835	2,668
Buckeye Partners, L.P.
5.85%, 11/15/43	175	142
Callon Petroleum Company
8.00%, 08/01/28 (c)	240	246
7.50%, 06/15/30 (c)	155	157
Civitas Resources, Inc.
8.38%, 07/01/28 (c)	215	225
8.63%, 11/01/30 (c)	505	537
8.75%, 07/01/31 (c)	255	271
Comstock Resources, Inc.
6.75%, 03/01/29 (c)	906	832
DT Midstream, Inc.
4.13%, 06/15/29 (c)	520	479
4.38%, 06/15/31 (c)	245	221
Ecopetrol S.A.
5.88%, 05/28/45	345	272
Enbridge Inc.
8.25%, 01/15/84 (h)	300	311
EQM Midstream Partners, LP
6.00%, 07/01/25 (c)	156	156
7.50%, 06/01/27 - 06/01/30 (c)	340	359
6.50%, 07/01/27 (c)	210	214
5.50%, 07/15/28	160	159
4.50%, 01/15/29 (c)	240	227
4.75%, 01/15/31 (c)	245	229
FS Luxembourg S.a r.l.
10.00%, 12/15/25 (c)	110	112
Genesis Energy, L.P.
6.25%, 05/15/26	70	70
7.75%, 02/01/28	330	331
Harvest Midstream I, L.P.
7.50%, 09/01/28 (c)	510	510
Hilcorp Energy I, L.P.
8.38%, 11/01/33 (c)	140	149
ITT Holdings LLC
6.50%, 08/01/29 (c)	695	614
Joint Stock Company National Company Kazmunaygas
5.75%, 04/19/47 (c)	375	330
Kinder Morgan, Inc.
5.55%, 06/01/45	735	708
Kinetik Holdings LP
5.88%, 06/15/30 (c)	295	289
Leeward Renewable Energy Operations, LLC
4.25%, 07/01/29 (c)	310	269
Medco Bell PTE. LTD.
6.38%, 01/30/27 (c)	330	316
MV24 Capital B.V.
6.75%, 06/01/34 (c)	177	165
Nabors Industries, Inc.
7.38%, 05/15/27 (c)	265	260
9.13%, 01/31/30 (c)	260	262

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
New Fortress Energy Inc.
6.75%, 09/15/25 (c)	350	347
6.50%, 09/30/26 (c)	725	697
Northern Oil and Gas Incorporated
8.13%, 03/01/28 (c)	300	304
Permian Resources Operating, LLC
7.00%, 01/15/32 (c)	415	428
Petroleos de Venezuela, S.A.
0.00%, 05/16/24 - 04/12/27 (d) (e) (g)	6,339	724
Petroleos Mexicanos
6.35%, 02/12/48	505	320
7.69%, 01/23/50	1,250	889
PT Pertamina (Persero)
6.45%, 05/30/44 (c)	260	285
Repsol International Finance B.V.
4.25%, (100, 09/11/28), EUR (g) (i)	130	140
Rockcliff Energy II LLC
5.50%, 10/15/29 (c)	225	213
Summit Midstream Holdings, LLC
9.00%, 10/15/26 (c) (f)	490	489
Sunnova Energy Corporation
5.88%, 09/01/26 (c)	280	237
11.75%, 10/01/28 (c) (j)	65	59
Tallgrass Energy Partners, LP
7.50%, 10/01/25 (c)	140	142
5.50%, 01/15/28 (c)	385	365
6.00%, 12/31/30 - 09/01/31 (c)	530	496
Valaris Limited
8.38%, 04/30/30 (c)	155	159
Venture Global LNG, Inc.
9.50%, 02/01/29 (c)	220	233
8.38%, 06/01/31 (c)	220	220
9.88%, 02/01/32 (c)	140	146
Wintershall Dea AG
3.00%, (100, 07/20/28), EUR (g) (i)	200	193
		20,851
Consumer Staples 2.8%
AA Bond Co Limited
6.50%, 01/31/26, GBP (g)	100	122
6.50%, 01/31/26, GBP (c)	100	122
8.45%, 01/31/28, GBP (f)	309	413
APX Group, Inc.
5.75%, 07/15/29 (c)	660	616
Atlas LuxCo 4 S.a r.l.
4.63%, 06/01/28 (c)	330	303
Avis Budget Finance PLC
7.25%, 07/31/30, EUR	133	157
BCP V Modular Services Finance II PLC
6.13%, 11/30/28, GBP (g)	178	202
Bellis Acquisition Company PLC
3.25%, 02/16/26, GBP (g)	632	746
Bellis Finco PLC
4.00%, 02/16/27, GBP (g)	150	166
Constellation Brands, Inc.
2.25%, 08/01/31	1,715	1,438
Co-operative Group Limited
7.50%, 07/08/26, GBP (f) (g) (l)	100	125
Coty Inc.
3.88%, 04/15/26, EUR (g)	185	203
5.00%, 04/15/26 (c)	335	330
6.50%, 04/15/26 (c)	80	80
GTCR W-2 Merger Sub LLC
8.50%, 01/15/31, GBP (g)	378	521
IPD 3 B.V.
8.00%, 06/15/28, EUR (c)	100	118
Kapla Holding
3.38%, 12/15/26, EUR (g)	168	179
Kraft Heinz Foods Company
3.88%, 05/15/27	120	118
Loxama
5.75%, 07/15/27, EUR (g)	226	244
Molson Coors Beverage Company
4.20%, 07/15/46	1,890	1,612
Neptune BidCo US Inc.
9.29%, 04/15/29 (c)	315	294
Paganini BidCo S.p.A.
8.20%, (3 Month EURIBOR + 4.25%), 10/30/28, EUR (b) (g)	200	221
Performance Food Group Company
5.50%, 10/15/27 (c)	345	340
Philip Morris International Inc.
5.38%, 02/15/33	2,310	2,361
Pilgrim's Pride Corporation
4.25%, 04/15/31	420	379
3.50%, 03/01/32	485	411
6.25%, 07/01/33	220	226
6.88%, 05/15/34	210	227
Prime Security Services Borrower, LLC
5.25%, 04/15/24 (c)	52	52
5.75%, 04/15/26 (c)	235	236
6.25%, 01/15/28 (c)	575	569
Primo Water Holdings Inc.
3.88%, 10/31/28, EUR (g)	100	107
Q-Park Holding I B.V.
1.50%, 03/01/25, EUR (g)	200	216
RAC Bond Co PLC
5.25%, 11/04/27, GBP (f) (g)	100	111
Ritchie Bros. Holdings Inc.
6.75%, 03/15/28 (c)	130	134
7.75%, 03/15/31 (c)	255	272
Safeway Inc.
5.88%, 02/15/28 (c)	525	525
3.50%, 03/15/29 (c)	230	209
4.88%, 02/15/30 (c)	305	292
Sysco Corporation
6.60%, 04/01/50 (l)	1,152	1,344
3.15%, 12/14/51	870	622
Techem Verwaltungsgesellschaft 674 mbH
6.00%, 07/30/26, EUR (g)	264	290
U.S. Foods Inc.
6.88%, 09/15/28 (c)	140	144
7.25%, 01/15/32 (c)	170	178
United Rentals (North America), Inc.
5.25%, 01/15/30	405	400
3.75%, 01/15/32	320	284
Verisure Holding AB
3.88%, 07/15/26, EUR (g)	365	395
3.25%, 02/15/27, EUR (g)	100	106
Verisure Midholding AB
5.25%, 02/15/29, EUR (g)	596	630
		19,390
Utilities 2.2%
AusNet Services Holdings Pty Ltd
1.63%, 03/11/81, EUR (g)	143	142
Calpine Corporation
5.13%, 03/15/28 (c)	165	158
4.63%, 02/01/29 (c)	677	629
5.00%, 02/01/31 (c)	724	664
Centrica PLC
5.25%, 04/10/75, GBP (g)	185	232
Constellation Energy Generation, LLC
6.50%, 10/01/53	375	424
Dominion Energy, Inc.
4.35%, (100, 01/15/27) (i)	390	348
Edison International
5.00%, (100, 12/15/26) (i)	1,380	1,295
EDP - Energias de Portugal, S.A.
5.94%, 04/23/83, EUR (g)	300	343
Electricite de France
2.63%, (100, 12/01/27), EUR (g) (i)	600	588
4.00%, (100, 10/04/24), EUR (g) (i)	100	109
7.50%, (100, 09/06/28), EUR (g) (i)	400	481
Elia Group
5.85%, (100, 03/15/28), EUR (g) (i)	300	336
Energia Group Roi Financeco Designated Activity Company
6.88%, 07/31/28, EUR (c)	207	236

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
NextEra Energy Capital Holdings, Inc.
5.75%, 09/01/25 (f)	1,200	1,212
NGG Finance PLC
5.63%, 06/18/73, GBP (g)	200	251
NRG Energy, Inc.
10.25%, (100, 03/15/28) (c) (i)	315	328
3.38%, 02/15/29 (c)	265	234
3.63%, 02/15/31 (c)	905	778
3.88%, 02/15/32 (c)	16	14
Orsted A/S
5.25%, 12/08/22, EUR (g)	207	228
Pacific Gas And Electric Company
4.30%, 03/15/45	2,375	1,840
Solaris Midstream Holdings, LLC
7.63%, 04/01/26 (c)	380	386
SSE PLC
4.00%, (100, 01/21/28), EUR (g) (i)	400	427
Stedin Holding N.V.
1.50%, (100, 12/31/26), EUR (g) (i)	200	197
The Southern Company
4.00%, 01/15/51	2,250	2,153
1.88%, 09/15/81, EUR (h)	136	128
Vattenfall AB
6.88%, 08/17/83, GBP (g)	300	384
Vistra Corp.
7.00%, (100, 12/15/26) (c) (i)	295	292
Vistra Operations Company LLC
5.50%, 09/01/26 (c)	115	114
4.38%, 05/01/29 (c)	300	278
7.75%, 10/15/31 (c)	240	249
		15,478
Health Care 2.0%
Amgen Inc.
2.77%, 09/01/53	1,400	898
5.75%, 03/02/63	965	1,014
Avantor, Inc.
3.88%, 07/15/28, EUR (g)	115	124
Bayer Aktiengesellschaft
5.38%, 03/25/82, EUR (g)	700	732
6.63%, 09/25/83, EUR	300	337
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28, EUR (g)	240	258
7.50%, 05/15/30, EUR (g)	100	117
Community Health Systems, Inc.
5.63%, 03/15/27 (c)	150	139
8.00%, 12/15/27 (c)	86	84
6.00%, 01/15/29 (c)	230	207
5.25%, 05/15/30 (c)	285	238
4.75%, 02/15/31 (c)	305	240
CVS Health Corporation
5.05%, 03/25/48	2,650	2,475
Encompass Health Corporation
4.75%, 02/01/30	325	306
Gilead Sciences, Inc.
5.25%, 10/15/33	380	397
Grifols, S.A.
1.63%, 02/15/25, EUR (g)	150	162
Grunenthal GmbH
3.63%, 11/15/26, EUR (g)	100	109
HCA Inc.
5.50%, 06/01/33	675	687
Molina Healthcare, Inc.
3.88%, 11/15/30 - 05/15/32 (c)	750	665
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (c)	805	728
5.25%, 10/01/29 (c)	200	189
Nidda Healthcare Holding GmbH
7.50%, 08/21/26, EUR (g)	216	245
Pfizer Investment Enterprises Pte. Ltd
5.34%, 05/19/63	800	809
Team Health Holdings, Inc.
13.50%, 06/30/28 (c) (k)	385	379
Tenet Healthcare Corporation
6.13%, 10/01/28 - 06/15/30	705	709
6.75%, 05/15/31 (c)	125	128
Teva Pharmaceutical Finance Netherlands II B.V.
1.88%, 03/31/27, EUR (g)	155	155
1.63%, 10/15/28, EUR (g)	545	511
4.38%, 05/09/30, EUR (g)	606	627
		13,669
Materials 1.6%
Avient Corporation
7.13%, 08/01/30 (c)	375	389
Ball Corporation
2.88%, 08/15/30	730	626
3.13%, 09/15/31	175	151
Carpenter Technology Corporation
6.38%, 07/15/28	30	30
7.63%, 03/15/30	320	331
Corporacion Nacional del Cobre de Chile
3.15%, 01/14/30 (c)	805	718
CSN Islands XII Corp
6.75%, 01/28/28 (c)	830	807
Diamond Escrow Issuer, LLC
9.63%, 11/15/28, EUR (g)	100	118
9.75%, 11/15/28 (c)	405	432
First Quantum Minerals Ltd
7.50%, 04/01/25 (c)	125	120
6.88%, 03/01/26 (c)	245	220
8.63%, 06/01/31 (c)	205	173
FMG Resources (August 2006) Pty Ltd
4.50%, 09/15/27 (c)	180	173
6.13%, 04/15/32 (c)	265	267
Guala Closures S.p.A.
3.25%, 06/15/28, EUR (g)	100	104
H.B. Fuller Company
4.25%, 10/15/28	340	320
Hudbay Minerals Inc.
4.50%, 04/01/26 (c)	880	856
6.13%, 04/01/29 (c)	155	152
INEOS Finance PLC
3.38%, 03/31/26, EUR (g)	200	216
2.88%, 05/01/26, EUR (g)	100	107
6.75%, 05/15/28 (c)	790	776
Ineos Quattro Finance 1 PLC
3.75%, 07/15/26, EUR (g) (j)	500	530
Kronos International, Inc.
3.75%, 09/15/25, EUR (g)	205	215
Lune Holdings S.a r.l.
5.63%, 11/15/28, EUR (g) (j)	100	89
Metinvest B.V.
7.65%, 10/01/27 (c)	105	68
7.75%, 10/17/29 (c)	565	340
Novelis Corporation
3.88%, 08/15/31 (c)	650	573
Olympus Water US Holding Corporation
3.88%, 10/01/28, EUR (g)	100	100
4.25%, 10/01/28 (c)	360	325
Periama Holdings, LLC
5.95%, 04/19/26 (g)	290	286
Sealed Air Corporation
5.00%, 04/15/29 (c)	385	375
Synthomer PLC
3.88%, 07/01/25, EUR (g)	110	120
Tronox Incorporated
4.63%, 03/15/29 (c)	555	491
Volcan Compania Minera S.A.A.
4.38%, 02/11/26 (c)	124	77
W. R. Grace Holdings LLC
5.63%, 08/15/29 (c)	235	208
Wepa Hygieneprodukte GmbH
2.88%, 12/15/27, EUR (g)	163	168
		11,051
Information Technology 1.1%
CDW Finance Corporation
3.57%, 12/01/31	327	290
Commscope Finance LLC
8.25%, 03/01/27 (c)	405	214

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Endure Digital, Inc.
6.00%, 02/15/29 (c)	250	189
Infineon Technologies AG
2.88%, (100, 01/01/25), EUR (g) (i)	100	108
Marvell Technology, Inc.
5.95%, 09/15/33	730	773
McAfee Corp.
7.38%, 02/15/30 (c)	510	467
Minerva Merger Sub Inc
6.50%, 02/15/30 (c)	415	377
NXP B.V.
5.00%, 01/15/33	740	742
Oracle Corporation
4.00%, 11/15/47	2,205	1,755
3.95%, 03/25/51	1,380	1,083
5.55%, 02/06/53	1,365	1,367
Presidio Holdings, Inc.
4.88%, 02/01/27 (c)	280	274
8.25%, 02/01/28 (c)	245	247
		7,886
Real Estate 0.7%
Anywhere Real Estate Group LLC
5.75%, 01/15/29 (c)	339	264
5.25%, 04/15/30 (c) (j)	570	425
Country Garden Holdings Company Limited
0.00%, 08/06/30 (d) (e) (g)	365	29
Emeria
3.38%, 03/31/28, EUR (g)	256	242
Heimstaden Bostad AB
3.25%, (100, 11/19/24), EUR (g) (i)	200	111
1.63%, 10/13/31, EUR (g)	150	104
Iron Mountain Incorporated
4.88%, 09/15/27 (c)	20	19
5.25%, 03/15/28 (c)	310	301
5.63%, 07/15/32 (c)	535	507
Iron Mountain Information Management Services, Inc.
5.00%, 07/15/32 (c)	165	151
MPT Operating Partnership, L.P.
5.25%, 08/01/26	210	188
5.00%, 10/15/27	185	152
Park Intermediate Holdings LLC
5.88%, 10/01/28 (c)	265	261
RHP Hotel Properties, LP
4.75%, 10/15/27	430	418
4.50%, 02/15/29 (c)	160	149
RLJ III-EM Columbus Lessee, LLC
3.75%, 07/01/26 (c)	415	395
4.00%, 09/15/29 (c)	105	95
Simon Property Group, L.P.
6.25%, 01/15/34	395	430
Unibail-Rodamco-Westfield SE
7.25%, (100, 07/03/28), EUR (g) (i)	100	110
Uniti Group Inc.
10.50%, 02/15/28 (c)	220	223
XHR LP
6.38%, 08/15/25 (c)	315	314
4.88%, 06/01/29 (c)	215	198
		5,086
Total Corporate Bonds And Notes (cost $281,857)		266,476
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 16.3%
522 Funding CLO 2019-5, Ltd.
Series 2019-DR-5A, 8.64%, (3 Month Term SOFR + 3.25%), 04/16/35 (b)	2,850	2,676
Amur Equipment Finance Receivables XI LLC
Series 2022-A2-2A, 5.30%, 06/21/28	356	355
Avis Budget Rental Car Funding (AESOP) LLC
Series 2021-B-2A, 1.90%, 02/20/27	761	676
Series 2019-A-3A, REMIC, 2.36%, 03/20/25	930	901
Bank 2019-BNK17
Series 2019-C-BN17, REMIC, 4.51%, 04/17/29 (b)	455	353
Bank 2021-BNK38
Series 2021-C-BN38, REMIC, 3.22%, 12/17/31 (b)	343	235
Battalion CLO XXI Ltd.
Series 2021-D-21A, 8.96%, (3 Month Term SOFR + 3.56%), 07/17/34 (b)	1,000	963
BBCMS Mortgage Trust 2019-C5
Series 2019-C-C5, REMIC, 3.71%, 11/16/29	626	497
BBCMS Mortgage Trust 2022-C17
Interest Only, Series 2022-XA-C17, REMIC, 1.15%, 09/17/55 (b)	8,214	623
Benchmark 2019-B10 Mortgage Trust
Series 2019-B-B10, REMIC, 4.18%, 03/15/29 (b)	1,207	1,002
Benchmark 2020-B16 Mortgage Trust
Series 2020-C-B16, REMIC, 3.53%, 01/17/30 (b)	781	615
Benchmark 2020-B17 Mortgage Trust
Series 2020-C-B17, REMIC, 3.37%, 03/15/30 (b)	964	709
Benchmark 2023-B40 Mortgage Trust
Series 2023-D-B40, REMIC, 4.00%, 12/16/33	160	113
Series 2023-B-B40, REMIC, 6.58%, 12/16/33	988	990
Series 2023-C-B40, REMIC, 7.64%, 12/16/33 (b)	220	220
Benefit Street Partners CLO XIX, Ltd
Series 2019-D-19A, 9.46%, (3 Month Term SOFR + 4.06%), 01/18/33 (b)	2,600	2,600
BMO 2023-C5 Mortgage Trust
Series 2023-C-C5, REMIC, 6.63%, 05/17/33 (b)	384	380
BPR Trust 2022-OANA
Series 2022-D-OANA, REMIC, 9.06%, (1 Month Term SOFR + 3.69%), 04/15/24 (b)	2,275	2,181
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-D-VOLT, REMIC, 7.13%, (1 Month Term SOFR + 1.76%), 09/15/36 (b)	2,505	2,408
BX Commercial Mortgage Trust 2023-XL3
Series 2023-B-XL3, REMIC, 7.61%, (1 Month Term SOFR + 2.25%), 01/15/26 (b)	450	449
Series 2023-D-XL3, REMIC, 9.01%, (1 Month Term SOFR + 3.65%), 01/15/26 (b)	425	425
BX Trust 2019-OC11
Series 2019-C-OC11, REMIC, 3.86%, 12/11/29	782	696
Series 2019-D-OC11, REMIC, 3.94%, 12/11/29 (b)	1,489	1,299
Cambridge Trust Company
Series 2019-F-LIFE, REMIC, 8.03%, (1 Month Term SOFR + 2.66%), 12/15/37 (b)	464	452
Citigroup Commercial Mortgage Trust
Series 2023-C-SMRT, REMIC, 6.05%, 06/12/28	635	631
Series 2013-A-375P, REMIC, 3.25%, 05/11/35	361	341
Citigroup Commercial Mortgage Trust 2014-GC25
Interest Only, Series 2014-XA-GC25, REMIC, 0.94%, 10/11/47 (b)	11,160	37
Citigroup Commercial Mortgage Trust 2015-GC27
Interest Only, Series 2015-XA-GC27, REMIC, 1.30%, 02/12/48 (b)	5,962	49
Citigroup Commercial Mortgage Trust 2017-P8
Series 2017-C-P8, REMIC, 4.26%, 09/17/27 (b)	473	388
Citigroup Commercial Mortgage Trust 2023-PRM3
Series 2023-C-PRM3, REMIC, 6.36%, 07/10/28 (b)	532	523
COMM 2012-CCRE4 Mortgage Trust
Series 2012-AM-CR4, REMIC, 3.25%, 10/17/45	1,835	1,580
COMM 2013-CCRE8 Mortgage Trust
Series 2013-D-CR8, REMIC, 3.60%, 06/10/46 (b)	424	400
COMM 2014-CCRE16 Mortgage Trust
Interest Only, Series 2014-XA-CR16, REMIC, 0.92%, 04/12/47 (b)	10,221	12
COMM 2014-LC15 Mortgage Trust
Interest Only, Series 2014-XA-LC15, REMIC, 0.00%, 04/12/47 (b)	6,447	11
COMM 2014-UBS3 Mortgage Trust
Interest Only, Series 2014-XA-UBS3, REMIC, 1.04%, 06/12/47 (b)	10,973	2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
COMM 2014-UBS4 Mortgage Trust
Interest Only, Series 2014-XA-UBS6, REMIC, 0.82%, 12/12/47 (b)	8,916	36
CSAIL 2018-C14 Commercial Mortgage Trust
Series 2018-C-C14, REMIC, 4.90%, 10/17/28 (b)	668	542
CSMC 2019-ICE4
Series 2019-E-ICE4, REMIC, 7.56%, (1 Month Term SOFR + 2.20%), 05/15/36 (b)	374	371
Series 2019-F-ICE4, REMIC, 8.06%, (1 Month Term SOFR + 2.70%), 05/15/36 (b)	838	830
CyrusOne Data Centers Issuer I LLC
Series 2023-A2-1A, 4.30%, 04/20/28	1,855	1,662
Eleven Madison Trust 2015-11MD Mortgage Trust
Series 2015-A-11MD, REMIC, 3.55%, 09/11/25 (b)	592	532
Elmwood CLO IV Ltd
Series 2020-D-1A, 8.81%, (3 Month Term SOFR + 3.41%), 04/15/33 (b)	4,250	4,250
Enbridge Pipelines (Southern Lights) L.L.C.
Series 2015-CR2-2A, 8.43%, (3 Month Term SOFR + 3.01%), 07/22/30 (b)	2,250	2,246
Five 2023-V1 Mortgage Trust
Series 2023-C-V1, REMIC, 6.40%, 02/11/28 (b)	651	619
Frontier Issuer LLC
Series 2023-A2-1, 6.60%, 07/20/28	1,744	1,733
GS Mortgage Securities Trust 2014-GC18
Interest Only, Series 2014-XA-GC18, REMIC, 0.81%, 01/11/47 (b)	3,432	5
GS Mortgage Securities Trust 2014-GC26
Interest Only, Series 2014-XA-GC26, REMIC, 0.99%, 11/13/47 (b)	9,729	47
GS Mortgage Securities Trust 2015-GC30
Interest Only, Series 2015-XA-GC30, REMIC, 0.72%, 05/12/50 (b)	15,122	106
GS Mortgage Securities Trust 2015-GS1
Series 2015-AS-GS1, REMIC, 4.04%, 11/13/25 (b)	1,367	1,246
GS Mortgage Securities Trust 2019-GC42
Series 2019-C-GC42, REMIC, 3.69%, 09/12/29 (b)	823	639
Hilton Grand Vacations Trust 2022-1D
Series 2022-D-1D, 6.79%, 06/20/34	445	425
Hilton Grand Vacations Trust 2022-2
Series 2022-A-2A, 4.30%, 08/27/29	488	473
Hilton USA Trust 2016-HHV
Series 2016-C-HHV, REMIC, 4.19%, 11/05/26 (b)	400	380
Series 2016-E-HHV, REMIC, 4.19%, 11/05/26 (b)	380	352
Intown 2022-Stay Mortgage Trust
Series 2022-A-STAY, REMIC, 7.85%, (1 Month Term SOFR + 2.49%), 08/15/24 (b)	1,708	1,713
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-NINE
Series 2016-B-NINE, REMIC, 2.85%, 09/09/26 (b)	910	802
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO
Series 2022-D-OPO, REMIC, 3.45%, 01/08/27 (b)	1,814	1,062
J.P. Morgan Mortgage Trust 2023-HE3
Series 2023-A1-HE3, REMIC, 7.09%, 05/20/54 (b)	790	790
Kayne CLO 6 Ltd
Series 2019-D-6A, 9.68%, (3 Month Term SOFR + 4.26%), 01/21/33 (b)	2,450	2,451
Kayne CLO 7 Ltd
Series 2020-D-7A, 8.61%, (3 Month Term SOFR + 3.21%), 04/18/33 (b)	1,900	1,900
KNDL Mortgage Trust, 2019-KNSQ
Series 2019-F-KNSQ, REMIC, 7.56%, (1 Month Term SOFR + 2.05%), 05/15/36 (b)	625	609
Magnetite XXIV, Limited
Series 2019-DR-24A, 8.71%, (3 Month Term SOFR + 3.31%), 04/15/35 (b)	5,200	5,094
Manhattan West 2020-1MW Mortgage Trust
Series 2020-C-1MW, REMIC, 2.41%, 09/10/27 (b)	428	369
Series 2020-D-OMW, REMIC, 2.41%, 09/10/27 (b)	221	186
Mariner CLO 2015-1 LLC
Series 2015-DR2-1A, 8.53%, (3 Month Term SOFR + 3.11%), 04/20/29 (b)	2,000	2,000
MED Trust 2021-MDLN
Series 2021-F-MDLN, REMIC, 9.48%, (1 Month Term SOFR + 4.11%), 11/15/38 (b)	1,052	1,009
MetroNet Infrastructure Issuer LLC
Series 2022-A2-1A, 6.35%, 10/20/27 (c)	2,047	2,010
Milos CLO, Ltd.
Series 2017-DR-1A, 8.43%, (3 Month Term SOFR + 3.01%), 10/21/30 (b)	1,750	1,729
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33
Series 2017-C-C33, REMIC, 4.56%, 05/17/27 (b)	652	566
Morgan Stanley Capital I Trust 2017-H1
Series 2017-B-H1, REMIC, 4.08%, 05/17/27	399	361
Series 2017-C-H1, REMIC, 4.28%, 05/17/27 (b)	841	718
Morgan Stanley Capital I Trust 2018-H4
Series 2018-C-H4, REMIC, 5.06%, 12/15/28 (b)	534	459
MSWF Commercial Mortgage Trust 2023-1
Series 2023-C-1, REMIC, 6.68%, 05/17/33 (b)	523	506
MSWF Commercial Mortgage Trust 2023-2
Series 2023-D-2, REMIC, 4.00%, 12/16/33	78	47
Series 2023-C-2, REMIC, 7.25%, 12/16/33 (b)	240	244
MVW 2022-1 LLC
Series 2022-B-1A, 4.40%, 11/21/39	820	784
MVW 2023-2 LLC
Series 2023-C-2A, 7.06%, 11/20/40	478	487
Navient Private Education Refi Loan Trust 2021-B
Series 2021-A-BA, 0.94%, 06/15/28	374	322
Navient Private Education Refi Loan Trust 2021-E
Series 2021-A-EA, REMIC, 0.97%, 12/15/28	1,006	864
Navient Private Education Refi Loan Trust 2021-F
Series 2021-A-FA, REMIC, 1.11%, 05/15/29	3,743	3,158
Navient Private Education Refi Loan Trust 2021-G
Series 2021-A-GA, 1.58%, 06/15/29	1,546	1,331
OBX 2021-NQM4 Trust
Series 2021-A1-NQM4, 1.96%, 10/25/61	1,958	1,598
OHA Loan Funding 2016-1, Ltd.
Series 2016-DR-1A, 8.68%, (3 Month Term SOFR + 3.26%), 01/20/33 (b)	3,250	3,232
OneMain Financial Issuance Trust 2022-2
Series 2022-A-2A, 4.89%, 10/14/34	1,807	1,782
OPEN Trust 2023-AIR
Series 2023-C-AIR, REMIC, 10.60%, 11/17/25 (b)	755	754
ORL Trust 2023-GLKS
Series 2023-D-GLKS, REMIC, 9.66%, (1 Month Term SOFR + 4.30%), 10/21/25 (b)	931	930
Prestige Auto Receivables Trust 2021-1
Series 2021-D-1A, 2.08%, 02/15/28	1,350	1,242
SG Residential Mortgage Trust 2021-2
Series 2021-A1-2, REMIC, 1.74%, 12/25/61 (b)	3,030	2,450
Sierra Timeshare 2021-1 Receivables Funding LLC
Series 2021-B-1A, REMIC, 1.34%, 11/20/37	369	348
Sierra Timeshare 2021-2 Receivables Funding LLC
Series 2021-C-2A, 1.95%, 09/20/38	270	249
Series 2021-D-2A, 3.23%, 09/20/38	230	210
Sierra Timeshare 2023-1 Receivables Funding LLC
Series 2023-C-1A, 7.00%, 01/20/40	314	314
Sierra Timeshare 2023-2 Receivables Funding LLC
Series 2023-C-2A, 7.30%, 04/20/40	279	279
Series 2023-D-2A, 9.72%, 04/20/40	471	475
Series 2023-D-3A, 9.44%, 09/20/40	948	966
SoFi Professional Loan Program 2020-A Trust
Series 2020-BFX-A, REMIC, 3.12%, 05/15/46	403	329
Stack Infrastructure Issuer, LLC
Series 2023-A2-3A, 5.90%, 10/25/28	1,374	1,362
Starwood Mortgage Residential Trust 2021-5
Series 2021-A1-5, REMIC, 1.92%, 09/25/66 (b)	6,131	5,030

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Structured Asset Investment Loan Trust 2005-4
Series 2003-M1-BC5, REMIC, 6.60%, (1 Month Term SOFR + 1.24%), 06/25/33 (b) (f)	11	11
TAL Advantage VII, LLC
Series 2020-A-1A, REMIC, 2.05%, 09/20/45	339	308
Taubman Centers Commercial Mortgage Trust 2022-DPM
Series 2022-B-DPM, REMIC, 8.29%, (1 Month Term SOFR + 2.93%), 05/15/24 (b)	1,648	1,622
Series 2022-C-DPM, REMIC, 9.14%, (1 Month Term SOFR + 3.78%), 05/15/37 (b)	975	953
TICP CLO VII, Ltd.
Series 2017-DR-7A, 8.86%, (3 Month Term SOFR + 3.46%), 04/15/33 (b)	1,000	999
TICP CLO XV, Ltd.
Series 2020-D-15A, 8.83%, (3 Month Term SOFR + 3.41%), 04/20/33 (b)	500	500
Towd Point Mortgage Trust 2022-4
Series 2022-A1-4, REMIC, 3.75%, 09/25/31	1,493	1,390
Trestles CLO III Ltd
Series 2020-D-3A, 8.93%, (3 Month Term SOFR + 3.51%), 01/20/33 (b)	1,000	1,000
Trinitas CLO Ltd
Series 2021-D-16A, 8.98%, (3 Month Term SOFR + 3.56%), 07/20/34 (b)	1,500	1,487
U.S. Bank National Association
Series 2023-B-1, 6.79%, 08/25/32	1,370	1,373
Verus Securitization Trust 2021-6
Series 2021-A1-6, REMIC, 1.63%, 10/25/66 (b)	5,732	4,723
Series 2021-A3-6, REMIC, 1.89%, 10/25/66 (b)	1,476	1,206
Verus Securitization Trust 2022-4
Series 2022-A3-4, REMIC, 4.71%, 04/25/67 (b)	761	721
Wells Fargo Commercial Mortgage Trust 2015-NXS4
Series 2015-C-NXS4, REMIC, 4.68%, 11/18/25 (b)	357	330
WFRBS Commercial Mortgage Trust 2014-C21
Interest Only, Series 2014-XA-C21, REMIC, 0.98%, 08/16/47 (b)	9,247	21
WFRBS Commercial Mortgage Trust 2014-LC14
Interest Only, Series 2014-XA-LC14, REMIC, 1.13%, 03/15/47 (b)	1,347	1
Collateralized Mortgage Obligations 0.2%
Federal Home Loan Mortgage Corporation
Series 2021-B1-DNA6, REMIC, 8.74%, (SOFR 30-Day Average + 3.40%), 10/25/41 (b)	1,482	1,511
Total Non-U.S. Government Agency Asset-Backed Securities (cost $119,433)		113,563
SENIOR FLOATING RATE INSTRUMENTS 0.0%
Utilities 0.0%
Nautilus Pwr LLC
Term Loan, 10.90%, (3 Month USD LIBOR + 3.50%), 04/28/24 (b)	225	184
Information Technology 0.0%
GTT Communications, Inc.
2022 Opco Term Loan, 12.45%, (1 Month Term SOFR + 7.10%), 12/30/27 (b)	65	56
2022 Holdco Term Loan, 14.49%, (3 Month Term SOFR + 9.10%), 06/30/28 (b)	52	33
		89
Total Senior Floating Rate Instruments (cost $302)		273
COMMON STOCKS 0.0%
Financials 0.0%
AFLAC Incorporated (d)	1	14
Total Common Stocks (cost $9)		14
SHORT TERM INVESTMENTS 0.9%
Securities Lending Collateral 0.5%
JNL Government Money Market Fund - Class SL, 5.32% (m) (n)	3,642	3,642
Investment Companies 0.4%
JNL Government Money Market Fund - Class I, 5.22% (m) (n)	2,484	2,484
Total Short Term Investments (cost $6,126)		6,126
Total Investments 114.5% (cost $823,120)		800,358
Other Derivative Instruments (0.1)%		(943)
Other Assets and Liabilities, Net (14.4)%		(100,666)
Total Net Assets 100.0%		698,749

(a) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $108,582.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $107,937 and 15.4% of the Fund.

(d) Non-income producing security.

(e) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(f) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(g) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(h) Convertible security.

(i) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(j) All or a portion of the security was on loan as of December 31, 2023.

(k) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(l) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Neuberger Berman Strategic Income Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	29,929	301,734	329,179	715	—	—	2,484	0.4

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Neuberger Berman Strategic Income Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.32% - Class SL	—	49,475	45,833	210	—	—	3,642	0.5
JNL Securities Lending Collateral Fund - Institutional Class	7,819	64,446	72,265	245	—	—	—	—
	37,748	415,655	447,277	1,170	—	—	6,126	0.9

JNL/Neuberger Berman Strategic Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
AA Bond Co Limited, 6.50%, 01/31/26	09/13/23	112	122	—
Abertis Infraestructuras Finance B.V., 3.25% (callable at 100, 11/24/25)	02/01/23	813	846	0.1
Adient Global Holdings Ltd, 3.50%, 08/15/24	04/20/22	46	49	—
Afflelou, 4.25%, 05/19/26	07/09/21	210	192	—
Allwyn International a.s., 3.88%, 02/15/27	02/18/21	280	260	0.1
Altice Financing S.A., 4.25%, 08/15/29	11/11/21	284	243	0.1
Altice France, 4.13%, 01/15/29	11/10/21	326	250	0.1
Altice France Holding S.A., 4.00%, 02/15/28	02/17/21	116	48	—
Aramark International Finance S.a r.l., 3.13%, 04/01/25	09/26/22	258	303	0.1
Ardagh Packaging Finance Public Limited Company, 4.75%, 07/15/27	03/25/22	227	170	—
AusNet Services Holdings Pty Ltd, 1.63%, 03/11/81	12/11/23	138	142	—
Avantor, Inc., 3.88%, 07/15/28	06/06/23	115	124	—
B&M European Value Retail S.A., 3.63%, 07/15/25	12/20/22	145	155	—
Banco Do Brasil SA, 6.25% (callable at 100, 04/15/24)	06/08/21	552	539	0.1
Banco Santander, S.A., 7.50% (callable at 100, 02/08/24)	11/05/19	801	793	0.1
Banijay Entertainment, 7.00%, 05/01/29	12/05/23	498	522	0.1
Bayer Aktiengesellschaft, 5.38%, 03/25/82	02/01/23	708	732	0.1
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28	12/09/21	235	202	—
Bellis Acquisition Company PLC, 3.25%, 02/16/26	08/16/23	725	746	0.1
Bellis Finco PLC, 4.00%, 02/16/27	08/04/22	142	166	—
Benteler International Aktiengesellschaft, 9.38%, 05/15/28	06/29/23	173	185	—
BK LC Lux Finco 1 S.a r.l., 5.25%, 04/30/29	06/23/21	654	650	0.1
British Telecommunications Public Limited Company, 8.38%, 12/20/83	09/01/23	776	806	0.1
Canpack Spolka Akcyjna, 2.38%, 11/01/27	06/29/23	95	103	—
Ceconomy AG, 1.75%, 06/24/26	06/06/23	271	286	0.1
Centrica PLC, 5.25%, 04/10/75	08/24/22	202	232	—
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28	07/19/22	220	258	0.1
Cheplapharm Arzneimittel GmbH, 7.50%, 05/15/30	09/19/23	107	117	—
Cirsa Finance International S.a r.l., 4.75%, 05/22/25	11/12/21	200	230	—
Cirsa Finance International S.a r.l., 7.88%, 07/31/28	12/05/23	497	512	0.1
COMMERZBANK Aktiengesellschaft, 7.00% (callable at 100, 04/09/25)	08/18/20	201	192	—
Constellation Automotive Financing PLC, 4.88%, 07/15/27	07/07/23	103	104	—
Co-operative Group Limited, 7.50%, 07/08/26	10/05/23	118	125	—
Coty Inc., 3.88%, 04/15/26	01/11/23	191	203	—
Country Garden Holdings Company Limited, 0.00%, 08/06/30	02/22/21	382	29	—
CPUK Mortgage Finance Limited, 6.50%, 08/28/50	04/12/23	155	160	—
Dana Financing Luxembourg S.a r.l., 8.50%, 07/15/31	08/18/23	628	661	0.1
Deutsche Lufthansa Aktiengesellschaft, 3.00%, 05/29/26	01/19/23	309	322	0.1
Deutsche Lufthansa Aktiengesellschaft, 3.75%, 02/11/28	01/12/23	100	109	—
Diamond Escrow Issuer, LLC, 9.63%, 11/15/28	09/11/23	108	118	—
Douglas GmbH, 6.00%, 04/08/26	06/05/23	220	234	—
Dufry One B.V., 3.38%, 04/15/28	12/05/23	499	520	0.1
EDP - Energias de Portugal, S.A., 5.94%, 04/23/83	05/04/23	327	343	0.1
Eircom Limited, 3.50%, 05/15/26	10/29/21	222	203	—
Electricite de France, 2.63% (callable at 100, 12/01/27)	01/24/23	534	588	0.1
Electricite de France, 4.00% (callable at 100, 10/04/24)	01/25/23	106	109	—
Electricite de France, 7.50% (callable at 100, 09/06/28)	12/11/23	465	481	0.1
Elia Group, 5.85% (callable at 100, 03/15/28)	12/11/23	328	336	0.1
Emeria, 3.38%, 03/31/28	02/16/23	226	242	0.1
Emirates NBD Bank PJSC, 6.13% (callable at 100, 03/20/25)	03/04/21	590	571	0.1
Encore Capital Group, Inc., 4.25%, 06/01/28	11/10/21	240	196	—
Energizer Gamma Acquisition B.V., 3.50%, 06/30/29	07/31/23	345	375	0.1
Fiber Bidco S.P.A., 9.95%, 10/25/27	05/11/23	219	224	—
Forvia, 7.25%, 06/15/26	02/16/23	110	117	—
Forvia, 2.38%, 06/15/27	11/03/21	173	156	—
Forvia, 3.75%, 06/15/28	02/17/21	122	108	—
Grifols, S.A., 1.63%, 02/15/25	11/30/23	159	162	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Neuberger Berman Strategic Income Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Grunenthal GmbH, 3.63%, 11/15/26	04/21/22	106	109	—
GTCR W-2 Merger Sub LLC, 8.50%, 01/15/31	12/05/23	501	521	0.1
Guala Closures S.p.A., 3.25%, 06/15/28	07/13/23	100	104	—
Heimstaden Bostad AB, 3.25% (callable at 100, 11/19/24)	03/02/23	166	111	—
Heimstaden Bostad AB, 1.63%, 10/13/31	09/08/23	103	104	—
IHO Verwaltungs GmbH, 3.75%, 09/15/26	06/27/23	104	109	—
IHO Verwaltungs GmbH, 3.88%, 05/15/27	04/21/22	705	732	0.1
Iliad Holding, 5.63%, 10/15/28	12/09/21	919	948	0.2
INEOS Finance PLC, 3.38%, 03/31/26	11/01/21	234	216	—
INEOS Finance PLC, 2.88%, 05/01/26	10/20/21	117	107	—
Ineos Quattro Finance 1 PLC, 3.75%, 07/15/26	11/11/21	577	530	0.1
Infineon Technologies AG, 2.88% (callable at 100, 01/01/25)	06/06/23	102	108	—
International Consolidated Airlines Group, S.A., 3.75%, 03/25/29	01/24/23	189	214	—
Intrum AB, 3.50%, 07/15/26	11/01/21	116	93	—
Intrum AB, 3.00%, 09/15/27	11/10/21	112	83	—
Jaguar Land Rover Automotive PLC, 4.50%, 01/15/26	02/17/21	207	188	—
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28	11/10/21	713	706	0.1
Kapla Holding, 3.38%, 12/15/26	11/11/21	192	179	—
Koninklijke KPN N.V., 6.00% (callable at 100, 09/21/27)	06/06/23	109	114	—
Kronos International, Inc., 3.75%, 09/15/25	02/17/21	236	215	—
LHMC Finco 2 S.A R.L., 7.25%, 10/02/25	11/29/22	100	114	—
Lorca Telecom Bondco SA., 4.00%, 09/18/27	11/10/21	1,301	1,273	0.2
Loxama, 5.75%, 07/15/27	11/01/21	265	244	0.1
Lune Holdings S.a r.l., 5.63%, 11/15/28	06/06/23	93	89	—
Maison Finco PLC, 6.00%, 10/31/27	12/09/21	139	114	—
Miller Homes Group (Finco) PLC, 7.00%, 05/15/29	11/30/23	103	108	—
Mobico Group PLC, 4.25% (callable at 100, 11/26/25)	02/17/21	204	162	—
Motion Bondco Designated Activity Company, 4.50%, 11/15/27	02/18/21	142	119	—
Motion Finco S.a r.l., 7.38%, 06/15/30	09/08/23	106	113	—
Next Group PLC, 3.63%, 05/18/28	09/25/18	394	364	0.1
NGG Finance PLC, 5.63%, 06/18/73	03/27/23	238	251	0.1
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26	09/08/23	232	245	0.1
Olympus Water US Holding Corporation, 3.88%, 10/01/28	03/08/23	89	100	—
Orsted A/S, 5.25%, 12/08/22	12/11/23	220	228	—
Paganini BidCo S.p.A., 8.20%, 10/30/28	06/06/23	216	221	—
Periama Holdings, LLC, 5.95%, 04/19/26	05/05/21	301	286	0.1
Petroleos de Venezuela, S.A., 0.00%, 05/16/24	03/25/15	1,258	570	0.1
Petroleos de Venezuela, S.A., 0.00%, 11/15/26	07/28/17	245	104	—
Petroleos de Venezuela, S.A., 0.00%, 04/12/27	02/09/17	163	50	—
Pinewood Finco PLC, 3.25%, 09/30/25	09/08/23	176	185	—
PLT VII Finance S.a r.l., 4.63%, 01/05/26	11/01/21	269	252	0.1
Primo Water Holdings Inc., 3.88%, 10/31/28	05/11/23	97	107	—
Q-Park Holding I B.V., 1.50%, 03/01/25	08/03/23	212	216	—
RAC Bond Co PLC, 5.25%, 11/04/27	05/17/23	104	111	—
Repsol International Finance B.V., 4.25% (callable at 100, 09/11/28)	02/17/21	168	140	—
Republica Bolivariana de Venezuela, 0.00%, 10/13/24	03/25/15	514	262	0.1
Rolls-Royce Group PLC, 5.75%, 10/15/27	11/11/21	435	383	0.1
Romania, Government of, 3.00%, 02/14/31	01/06/22	856	723	0.1
Romania, Government of, 4.00%, 02/14/51	01/06/22	694	512	0.1
Schaeffler AG, 3.38%, 10/12/28	03/01/22	113	107	—
SES, 2.88% (callable at 100, 05/27/26)	07/31/23	190	200	—
SES, 5.63% (callable at 100, 01/29/24)	03/28/22	110	110	—
Skandinaviska Enskilda Banken AB, 5.13% (callable at 100, 05/13/25)	09/03/20	810	766	0.1
SSE PLC, 4.00% (callable at 100, 01/21/28)	12/11/23	415	427	0.1
Stedin Holding N.V., 1.50% (callable at 100, 12/31/26)	12/11/23	196	197	—
Synthomer PLC, 3.88%, 07/01/25	02/23/23	112	120	—
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	04/21/22	277	290	0.1
Telecom Italia SPA, 3.00%, 09/30/25	06/05/23	205	215	—
Telecom Italia SPA, 6.88%, 02/15/28	08/18/23	109	117	—
Telecom Italia SPA, 7.88%, 07/31/28	09/26/23	718	768	0.1
Telefonica Europe B.V., 2.88% (callable at 100, 06/24/27)	05/04/23	189	205	—
Telefonica Europe B.V., 7.13% (callable at 100, 08/23/28)	01/27/23	228	238	—
Teva Pharmaceutical Finance Netherlands II B.V., 1.88%, 03/31/27	02/17/21	181	155	—
Teva Pharmaceutical Finance Netherlands II B.V., 1.63%, 10/15/28	11/10/21	572	511	0.1
Teva Pharmaceutical Finance Netherlands II B.V., 4.38%, 05/09/30	12/05/23	601	627	0.1
TMNL Group Holding B.V., 5.50%, 01/15/30	03/30/23	111	121	—
TVL Finance PLC, 10.25%, 04/28/28	06/29/23	172	184	—
UBS Group Funding (Switzerland) AG, 6.88% (callable at 100, 08/07/25)	11/06/19	1,106	1,047	0.2
Unibail-Rodamco-Westfield SE, 7.25% (callable at 100, 07/03/28)	12/11/23	104	110	—
United Group B.V., 4.63%, 08/15/28	07/04/23	163	188	—
Valeo, 5.38%, 05/28/27	06/05/23	215	229	—
Vattenfall AB, 6.88%, 08/17/83	12/11/23	379	384	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Neuberger Berman Strategic Income Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Verisure Holding AB, 3.88%, 07/15/26	10/29/21	426	395	0.1
Verisure Holding AB, 3.25%, 02/15/27	11/10/21	115	106	—
Verisure Midholding AB, 5.25%, 02/15/29	12/05/23	601	630	0.1
Vertical Midco GmbH, 4.38%, 07/15/27	04/13/23	767	799	0.1
Virgin Media Vendor Financing Notes III Designated Activity Company, 4.88%, 07/15/28	10/29/21	797	686	0.1
Vodafone Group Public Limited Company, 4.88%, 10/03/78	09/01/23	237	247	0.1
Vodafone Group Public Limited Company, 6.50%, 08/30/84	12/11/23	227	236	—
Volkswagen International Finance N.V., 3.75% (callable at 100, 12/28/27)	12/11/23	401	413	0.1
Wepa Hygieneprodukte GmbH, 2.88%, 12/15/27	11/09/22	133	168	—
Wintershall Dea AG, 3.00% (callable at 100, 07/20/28)	10/11/23	175	193	—
ZF Friedrichshafen AG, 3.00%, 10/23/29	02/17/21	897	913	0.1
Ziggo Bond Company B.V., 3.38%, 02/28/30	09/09/22	270	328	0.1
		44,370	42,538	6.1

JNL/Neuberger Berman Strategic Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro BOBL	10	March 2024	EUR	1,172	(4)	22
Italy Government BTP Bond	7	March 2024	EUR	804	(9)	32
United States 10 Year Note	206	March 2024		22,491	—	765
United States 10 Year Ultra Bond	111	March 2024		12,492	(10)	608
United States 5 Year Note	6	April 2024		638	1	15
					(22)	1,442
Short Contracts
3M SOFR Index	(17)	March 2025		(4,089)	(1)	(2)
Euro Bund	(36)	March 2024	EUR	(4,801)	43	(151)
Euro Buxl 30 Year Bond	(1)	March 2024	EUR	(131)	3	(12)
Euro OAT	(2)	March 2024	EUR	(254)	3	(10)
Euro Schatz	(47)	March 2024	EUR	(4,977)	3	(34)
Japan 10 Year Bond	(18)	March 2024	JPY	(261,397)	5	(16)
United States 2 Year Note	(405)	April 2024		(83,039)	(51)	(356)
United States Long Bond	(252)	March 2024		(28,950)	47	(2,534)
United States Ultra Bond	(379)	March 2024		(45,738)	201	(4,894)
					253	(8,009)

JNL/Neuberger Berman Strategic Income Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
3M STIBOR (Q)	Receiving	2.80	(A)	11/20/53	SEK	7,090	3	(104)
3M STIBOR (Q)	Receiving	2.33	(A)	12/11/53	SEK	1,910	2	(8)
3M STIBOR (Q)	Paying	3.15	(A)	11/21/28	SEK	31,818	(3)	104
3M STIBOR (Q)	Paying	2.65	(A)	12/11/28	SEK	8,892	(1)	10
6M Australian Bank Bill Short Term Rate (S)	Paying	4.47	(S)	12/07/53	AUD	1,200	(5)	50
6M NIBOR (S)	Receiving	2.75	(A)	12/08/53	NOK	6,851	13	—
							9	52

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Neuberger Berman Strategic Income Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
CDX.NA.HY.41 (Q)	3.55	5.00	12/20/28	(6,643)	388	(6)	91

JNL/Neuberger Berman Strategic Income Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	GSC	01/09/24	BRL	6,106	1,257	22
BRL/USD	CIT	01/25/24	BRL	972	200	10
BRL/USD	JPM	01/25/24	BRL	1,426	294	2
BRL/USD	SCB	01/25/24	BRL	1,082	223	6
BRL/USD	CIT	04/03/24	BRL	375	77	1
CLP/USD	GSC	01/09/24	CLP	1,067,966	1,212	(23)
CLP/USD	GSC	03/20/24	CLP	204,329	231	—
COP/USD	GSC	03/20/24	COP	882,000	224	8
EUR/CZK	GSC	03/20/24	CZK	(14,773)	(659)	8
EUR/GBP	GSC	01/18/24	GBP	(21)	(27)	—
EUR/GBP	SSB	01/18/24	GBP	(250)	(319)	(1)
EUR/USD	CIT	01/04/24	EUR	179	197	2
EUR/USD	GSC	01/04/24	EUR	412	455	2
EUR/USD	SCB	01/04/24	EUR	441	487	5
EUR/USD	GSC	01/09/24	EUR	8,020	8,855	142
EUR/USD	SSB	01/18/24	EUR	3,608	3,985	168
HUF/EUR	JPM	02/06/24	EUR	(357)	(395)	(2)
HUF/USD	GSC	01/09/24	HUF	435,078	1,253	18
IDR/USD	JPM	03/20/24	IDR	4,777,940	310	2
INR/USD	JPM	02/08/24	INR	17,421	209	—
JPY/USD	GSC	01/09/24	JPY	243,514	1,729	24
KRW/USD	CIT	03/20/24	KRW	683,239	533	13
MXN/USD	CIT	03/20/24	MXN	2,994	174	4
MYR/USD	GSC	01/23/24	MYR	3,387	738	9
PEN/USD	CIT	01/18/24	PEN	278	75	3
PEN/USD	GSC	01/18/24	PEN	110	30	1
PEN/USD	SCB	01/18/24	PEN	1,774	479	14
PHP/USD	GSC	02/06/24	PHP	11,631	210	2
PLN/EUR	CIT	03/20/24	EUR	(508)	(562)	(1)
PLN/EUR	SSB	03/20/24	EUR	(116)	(128)	—
RON/EUR	GSC	01/19/24	EUR	(42)	(47)	—
RON/EUR	JPM	01/19/24	EUR	(2)	(2)	—
SGD/USD	CIT	01/22/24	SGD	277	210	7
THB/USD	CIT	03/20/24	THB	18,494	546	18
TWD/USD	CIT	01/12/24	TWD	11,412	372	14
TWD/USD	GSC	01/12/24	TWD	6,776	221	8
TWD/USD	JPM	01/12/24	TWD	6,714	219	5
USD/BRL	CIT	01/25/24	BRL	(1,417)	(291)	(7)
USD/BRL	JPM	01/25/24	BRL	(617)	(127)	(5)
USD/BRL	CIT	04/03/24	BRL	(511)	(104)	(2)
USD/CNY	GSC	03/20/24	CNY	(2,689)	(382)	(4)
USD/COP	GSC	02/01/24	COP	(1,275,558)	(327)	(12)
USD/EUR	CIT	01/04/24	EUR	(448)	(495)	(9)
USD/EUR	GSC	01/04/24	EUR	(583)	(645)	(7)
USD/EUR	GSC	01/09/24	EUR	(12,683)	(14,005)	(360)
USD/EUR	CIT	01/18/24	EUR	(2,100)	(2,320)	(56)
USD/EUR	GSC	01/18/24	EUR	(700)	(773)	(13)
USD/EUR	SSB	01/18/24	EUR	(17,043)	(18,827)	(793)
USD/EUR	JPM	02/05/24	EUR	(116)	(129)	1
USD/EUR	SCB	02/05/24	EUR	(441)	(488)	(5)
USD/GBP	GSC	01/18/24	GBP	(800)	(1,020)	(15)
USD/GBP	SSB	01/18/24	GBP	(3,830)	(4,882)	(222)
USD/KRW	GSC	03/20/24	KRW	(167,624)	(131)	(1)
USD/MXN	GSC	01/18/24	MXN	(30,514)	(1,792)	(144)
USD/MYR	GSC	01/23/24	MYR	(953)	(208)	(7)
USD/PEN	GSC	01/18/24	PEN	(748)	(202)	(7)
USD/PEN	JPM	01/18/24	PEN	(1,338)	(361)	(4)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Neuberger Berman Strategic Income Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/SGD	CIT	01/22/24	SGD	(277)	(210)	(7)
USD/THB	CIT	03/20/24	THB	(4,559)	(134)	(3)
USD/TWD	CIT	01/12/24	TWD	(18,131)	(592)	(18)
USD/TWD	GSC	01/12/24	TWD	(6,755)	(220)	(2)
USD/ZAR	JPM	03/20/24	ZAR	(3,085)	(168)	1
UYU/USD	CIT	02/09/24	UYU	10,983	276	5
UYU/USD	GSC	02/09/24	UYU	285	7	—
UYU/USD	CIT	03/27/24	UYU	3,115	78	—
UYU/USD	JPM	03/27/24	UYU	4,414	110	—
ZAR/USD	CIT	03/20/24	ZAR	3,115	169	5
ZAR/USD	SCB	03/20/24	ZAR	7,216	392	12
					(24,935)	(1,188)

JNL/Neuberger Berman Strategic Income Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INDEX
iBoxx Liquid Investment Grade Index (MT)	SOFR +0.00% (Q)	GSC	03/24/24	19,030	—	11

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Neuberger Berman Strategic Income Fund
Assets - Securities
Government And Agency Obligations	—	413,906	—	413,906
Corporate Bonds And Notes	—	266,476	—	266,476
Non-U.S. Government Agency Asset-Backed Securities	—	113,563	—	113,563
Senior Floating Rate Instruments	—	273	—	273
Common Stocks	14	—	—	14
Short Term Investments	6,126	—	—	6,126
	6,140	794,218	—	800,358
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	1,442	—	—	1,442
Centrally Cleared Interest Rate Swap Agreements	—	164	—	164
Centrally Cleared Credit Default Swap Agreements	—	91	—	91
Open Forward Foreign Currency Contracts	—	542	—	542
OTC Total Return Swap Agreements	—	11	—	11
	1,442	808	—	2,250
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(8,009)	—	—	(8,009)
Centrally Cleared Interest Rate Swap Agreements	—	(112)	—	(112)
Open Forward Foreign Currency Contracts	—	(1,730)	—	(1,730)
	(8,009)	(1,842)	—	(9,851)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Newton Equity Income Fund
COMMON STOCKS 97.5%
Financials 29.8%
American International Group, Inc.	436	29,562
Ameriprise Financial, Inc.	26	9,995
Assurant, Inc.	201	33,848
Bank of America Corporation	851	28,651
Berkshire Hathaway Inc. - Class B (a)	184	65,612
CME Group Inc. - Class A	181	38,196
Everest Re Group, Ltd.	26	9,235
First Horizon Corporation	527	7,467
J.P. Morgan Chase & Co.	495	84,205
LPL Financial Holdings Inc.	60	13,646
Morgan Stanley	270	25,165
RenaissanceRe Holdings Ltd	157	30,718
The Allstate Corporation	278	38,966
The Goldman Sachs Group, Inc.	103	39,886
The Progressive Corporation	60	9,610
Truist Financial Corporation	256	9,453
U.S. Bancorp	867	37,507
Voya Financial, Inc.	384	28,009
Willis Towers Watson Public Limited Company	109	26,335
		566,066
Health Care 17.0%
AbbVie Inc.	329	51,012
Alcon AG	117	9,145
Amgen Inc.	33	9,629
Becton, Dickinson and Company	206	50,114
Danaher Corporation	249	57,683
Medtronic, Inc.	821	67,610
Sanofi - ADR	658	32,710
UnitedHealth Group Incorporated	85	44,480
		322,383
Energy 10.1%
ConocoPhillips	245	28,461
Diamondback Energy, Inc.	68	10,609
EQT Corporation	557	21,545
Exxon Mobil Corporation	380	37,995
Marathon Petroleum Corporation	108	15,983
Occidental Petroleum Corporation	511	30,481
Phillips 66	178	23,641
Shell PLC - Class A - ADR	363	23,876
		192,591
Information Technology 7.9%
Applied Materials, Inc.	161	26,004
Cisco Systems, Inc.	858	43,365
Dolby Laboratories, Inc. - Class A	248	21,359
Intel Corporation	809	40,659
International Business Machines Corporation	119	19,439
		150,826
Industrials 7.7%
Eaton Corporation Public Limited Company	79	19,093
FedEx Corporation	123	31,022
Howmet Aerospace Inc.	352	19,052
L3Harris Technologies, Inc.	87	18,354
Northrop Grumman Corporation	94	44,069
Veralto Corporation	172	14,181
		145,771
Communication Services 6.9%
Alphabet Inc. - Class A (a)	140	19,587
AT&T Inc.	2,816	47,248
Comcast Corporation - Class A	386	16,944
Omnicom Group Inc.	276	23,857
The Interpublic Group of Companies, Inc.	734	23,945
		131,581
Materials 6.7%
CF Industries Holdings, Inc.	207	16,416
CRH Public Limited Company	758	52,442
Freeport-McMoRan Inc.	810	34,483
Newmont Corporation	567	23,461
		126,802
Consumer Discretionary 5.0%
General Motors Company	404	14,504
International Game Technology PLC	1,680	46,058
Las Vegas Sands Corp.	680	33,482
		94,044
Consumer Staples 4.2%
Bunge Limited	143	14,394
Kenvue Inc.	2,006	43,194
Mondelez International, Inc. - Class A	160	11,590
The Coca-Cola Company	193	11,392
		80,570
Utilities 2.2%
Constellation Energy Group, Inc.	203	23,687
Dominion Energy, Inc.	404	18,982
		42,669
Total Common Stocks (cost $1,695,010)		1,853,303
SHORT TERM INVESTMENTS 2.8%
Investment Companies 2.8%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	52,750	52,750
Total Short Term Investments (cost $52,750)		52,750
Total Investments 100.3% (cost $1,747,760)		1,906,053
Other Assets and Liabilities, Net (0.3)%		(5,156)
Total Net Assets 100.0%		1,900,897

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Newton Equity Income Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	110,341	733,759	791,350	2,505	—	—	52,750	2.8
JNL Government Money Market Fund, 5.32% - Class SL	—	101,873	101,873	79	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	33,919	33,919	70	—	—	—	—
	110,341	869,551	927,142	2,654	—	—	52,750	2.8

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Newton Equity Income Fund
Assets - Securities
Common Stocks	1,853,303	—	—	1,853,303
Short Term Investments	52,750	—	—	52,750
	1,906,053	—	—	1,906,053

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/PIMCO Income Fund
GOVERNMENT AND AGENCY OBLIGATIONS 85.0%
Mortgage-Backed Securities 62.0%
Federal Home Loan Mortgage Corporation
4.00%, 08/01/42 - 12/01/52	25,570	24,439
3.50%, 06/01/48	117	109
3.00%, 04/01/52 - 08/01/52	10,309	9,135
5.50%, 01/01/53 - 10/01/53	8,802	8,849
6.00%, 02/01/53	55,986	56,909
4.50%, 05/01/53 - 10/01/53	24,612	23,867
5.00%, 06/01/53	11,558	11,443
Federal National Mortgage Association, Inc.
4.00%, 05/01/39 - 10/01/52	39,740	38,065
3.50%, 03/01/48 - 02/01/50	4,063	3,788
3.00%, 03/01/50 - 07/01/52	8,251	7,349
5.50%, 11/01/52 - 10/01/53	32,945	33,113
4.50%, 04/01/53 - 10/01/53	8,095	7,850
5.00%, 04/01/53 - 10/01/53	300	297
6.50%, 09/01/53	1,162	1,191
TBA, 4.00%, 01/15/54 - 02/15/54 (a)	58,600	55,475
TBA, 5.00%, 01/15/54 - 02/15/54 (a)	102,625	101,607
TBA, 5.50%, 01/15/54 - 02/15/54 (a)	123,725	124,349
TBA, 3.00%, 02/15/54 - 03/15/54 (a)	22,100	19,593
TBA, 3.50%, 02/15/54 (a)	63,150	58,024
TBA, 6.00%, 02/15/54 (a) (b)	128,725	130,782
TBA, 6.50%, 02/15/54 (a)	162,425	166,397
TBA, 7.00%, 03/15/54 (a)	5,700	5,872
Government National Mortgage Association
5.50%, 07/20/53 - 08/20/53	13,360	13,440
TBA, 3.50%, 01/15/54 (a)	12,600	11,736
TBA, 5.00%, 01/15/54 (a)	4,000	3,976
TBA, 4.00%, 02/15/54 (a)	6,900	6,598
TBA, 4.50%, 02/15/54 (a)	7,700	7,523
		931,776
U.S. Treasury Inflation Indexed Securities 12.3%
Treasury, United States Department of
0.63%, 01/15/24 - 02/15/43 (c)	27,110	25,957
0.50%, 04/15/24 (c)	12,016	11,862
0.13%, 07/15/24 (a) (c)	32,420	31,857
0.13%, 10/15/24 - 07/15/31 (c)	32,422	30,971
0.25%, 01/15/25 - 02/15/50 (c)	32,242	29,523
2.38%, 01/15/25 (c)	816	810
0.38%, 01/15/27 (c)	927	881
0.38%, 07/15/27 (c) (d)	252	239
0.75%, 07/15/28 - 02/15/42 (c) (d)	3,770	3,532
0.88%, 01/15/29 - 02/15/47 (c)	13,009	11,953
1.38%, 07/15/33 (c)	19,349	18,799
2.13%, 02/15/40 - 02/15/41 (c)	566	583
1.38%, 02/15/44 (c) (d)	528	473
0.75%, 02/15/45 (c)	3,201	2,512
1.00%, 02/15/46 - 02/15/49 (c)	14,242	11,543
1.50%, 02/15/53 (c)	3,726	3,397
		184,892
U.S. Treasury Note 5.1%
Treasury, United States Department of
2.25%, 10/31/24 (a) (d)	37,000	36,196
2.63%, 01/31/26 (a)	10,300	9,977
0.50%, 10/31/27 (d)	100	88
0.63%, 11/30/27 (a) (d)	770	679
0.63%, 12/31/27 (d)	330	290
0.75%, 01/31/28 (d)	210	185
2.38%, 03/31/29 (a) (d)	11,900	11,056
2.75%, 08/15/32 (a)	19,800	18,160
		76,631
Sovereign 3.4%
Buenos Aires City S.A.
127.60%, (BADLAR + 3.25%), 03/29/24, ARS (e)	61,987	67
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
6.95%, 08/12/31, PEN (f)	489	137
6.15%, 08/12/32, PEN (f)	924	244
6.15%, 08/12/32, PEN	1,771	468
5.40%, 08/12/34, PEN (f)	502	123
Gobierno de la Provincia de Buenos Aires
106.56%, (BADLAR + 3.75%), 04/12/25, ARS (e) (g)	6,440	7
Ministry of Finance of Israel
3.80%, 05/13/60 (g)	2,434	1,736
Ministry of Finance of the Russian Federation
0.00%, 05/27/26 - 06/23/47 (g) (h) (i)	15,000	8,079
0.00%, 06/23/27 - 06/23/47 (f) (g) (h) (i)	3,800	2,377
0.00%, 03/31/30 (g) (h) (i)	365	239
Presidencia De La Nacion
15.50%, 10/17/26, ARS	63,437	18
1.00%, 07/09/29	563	225
0.75%, 07/09/30 (j)	5,561	2,206
3.63%, 07/09/35 - 07/09/46 (j)	4,464	1,505
4.25%, 01/09/38 (j)	3,720	1,469
3.50%, 07/09/41 (j)	4,210	1,437
Republica Bolivariana de Venezuela
0.00%, 10/13/24 - 12/09/49 (g) (h) (i)	5,970	953
South Africa, Parliament of
10.50%, 12/21/27, ZAR	355,900	20,367
Turkiye Cumhuriyeti Basbakanlik
4.25%, 03/13/25	3,800	3,724
6.13%, 10/24/28	600	589
7.63%, 04/26/29	1,330	1,375
5.25%, 03/13/30	3,400	3,115
5.75%, 05/11/47	800	627
		51,087
Treasury Inflation Indexed Securities 1.9%
Gobierno Federal de los Estados Unidos Mexicanos
3.00%, 12/03/26, MXN (k)	178,339	9,756
4.00%, 11/30/28, MXN (k)	277,195	15,885
2.75%, 11/27/31, MXN (k)	60,350	3,135
Presidencia De La Nacion
3.75%, 05/20/24, ARS (k) (l)	145,948	234
4.00%, 10/14/24, ARS (k)	102,591	366
		29,376
U.S. Treasury Bond 0.3%
Treasury, United States Department of
4.38%, 08/15/43	4,700	4,814
3.00%, 08/15/48 (d)	30	25
		4,839
Municipal 0.0%
Puerto Rico, Commonwealth of
0.00%, 11/01/43 (j)	72	39
Total Government And Agency Obligations (cost $1,302,626)		1,278,640
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 45.2%
Accredited Mortgage Loan Trust 2006-2
Series 2006-A4-2, REMIC, 5.73%, (1 Month Term SOFR + 0.37%), 09/25/36 (e) (j)	3,816	3,758
Ace Securities Corp. Home Equity Loan Trust, Series 2006-ASL1
Series 2005-M2-AG1, REMIC, 6.16%, (1 Month Term SOFR + 0.80%), 08/25/35 (e) (j)	5,469	4,250
Aegis Asset Backed Securities Trust
Series 2004-M1-1, REMIC, 6.49%, (1 Month Term SOFR + 1.13%), 04/25/34 (e) (j)	4,220	4,021
AFC Mortgage Corporation
Series 2000-2A-1, REMIC, 6.11%, (1 Month Term SOFR + 0.75%), 03/25/30 (e)	1,142	1,084
Alba 2006-2 PLC
Series 2006-D-2, 5.77%, (SONIA + 0.58%), 12/15/38, GBP (e) (g)	949	1,109
Alternative Loan Trust 2004-24CB
Series 2004-A1-20T1, REMIC, 6.00%, 09/25/34	2,279	2,182
Alternative Loan Trust 2005-43
Series 2005-B1-J4, REMIC, 7.50%, (1 Month Term SOFR + 2.14%), 07/25/35 (e) (j)	2,269	2,138
Series 2005-1A1-35CB, REMIC, 5.50%, 09/25/35	680	520
Series 2005-A3-38, REMIC, 6.17%, (1 Month Term SOFR + 0.81%), 09/25/35 (e) (j)	221	194

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Alternative Loan Trust 2005-45
Series 2005-2A3A-AR1, REMIC, 6.17%, (1 Month Term SOFR + 0.81%), 10/25/35 (e) (j)	7,381	6,048
Series 2005-1A1-59, REMIC, 6.13%, (1 Month Term SOFR + 0.77%), 11/20/35 (e) (j)	1,459	1,323
Alternative Loan Trust 2006-9T1
Series 2005-A1-81, REMIC, 6.03%, (1 Month Term SOFR + 0.67%), 02/25/36 (e) (j)	742	616
Alternative Loan Trust 2006-OA17
Series 2006-1A1A-OA17, REMIC, 5.61%, (1 Month Term SOFR + 0.31%), 12/20/46 (e) (j)	1,362	1,191
Alternative Loan Trust 2007-19
Series 2007-2A1-19, REMIC, 6.50%, 08/25/37	4,025	1,759
American Airlines, Inc.
Series 2015-A-1, 3.38%, 05/01/27	1,726	1,580
Series 2015-AA-2, 3.60%, 09/22/27	451	417
Attentus CDO III, Ltd.
Series 2007-A2-3A, REMIC, 6.12%, (3 Month Term SOFR + 0.71%), 10/11/42 (e) (f)	7,600	6,649
Avis Budget Rental Car Funding (AESOP) LLC
Series 2019-A-2A, 3.35%, 09/20/24	5,000	4,936
Avon Finance No.4 PLC
Series A-4A, 6.09%, (SONIA + 0.90%), 12/28/49, GBP (e) (f) (j)	8,367	10,647
BAMLL Commercial Mortgage Securities Trust 2019-AHT
Series 2019-A-AHT, REMIC, 6.61%, (1 Month Term SOFR + 1.25%), 03/15/34 (e)	7,010	6,883
BAMLL Commercial Mortgage Securities Trust 2019-RLJ
Series 2019-A-RLJ, REMIC, 6.46%, (1 Month Term SOFR + 1.10%), 04/15/36 (e)	700	697
Banc of America Funding Corp
Series 2005-5M1-A, REMIC, 6.15%, (1 Month Term SOFR + 0.79%), 02/20/35 (e) (j)	3,011	2,826
Series 2005-1A23-3, REMIC, 5.50%, 06/25/35	102	100
BCAP LLC 2009-RR13-II Trust
Series 2009-17A3-RR13, REMIC, 5.88%, 04/26/37 (e)	3,471	1,650
Bear Stearns ALT-A Trust 2006-3
Series 2005-12A1-8, REMIC, 6.01%, (1 Month Term SOFR + 0.65%), 10/25/35 (e) (j)	1,146	1,102
Bear Stearns Asset Backed Securities I Trust 2006-HE1
Series 2004-M1-HE10, REMIC, 6.45%, (1 Month Term SOFR + 1.09%), 12/25/34 (e) (j)	3,496	3,397
Bombardier Capital Inc.
Series 1999-A5-B, REMIC, 7.44%, 12/15/29 (e)	6,296	597
BX Trust 2021-ARIA
Series 2021-C-ARIA, REMIC, 7.12%, (1 Month Term SOFR + 1.76%), 10/15/36 (e)	2,200	2,126
Series 2021-D-ARIA, REMIC, 7.37%, (1 Month Term SOFR + 2.01%), 10/15/36 (e)	2,400	2,286
BX Trust 2021-RISE
Series 2021-D-RISE, REMIC, 7.23%, (1 Month Term SOFR + 1.86%), 11/17/36 (e)	839	822
Carrington Mortgage Loan Trust, Series 2006-NC3
Series 2006-A4-NC3, REMIC, 5.95%, (1 Month Term SOFR + 0.35%), 07/25/36 (e) (j)	7,130	6,043
Carvana Auto Receivables Trust 2023-P3
Series 2023-A3-P3, 5.82%, 11/10/26	6,300	6,372
CBAM 2018-5 Ltd
Series 2018-A-5A, 6.68%, (3 Month Term SOFR + 1.28%), 04/17/31 (e)	1,048	1,046
C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB8
Series 2006-A2C-CB8, REMIC, 5.77%, (1 Month Term SOFR + 0.41%), 10/25/36 (e) (j)	5,431	4,378
Centerline Logistics Corp
Series 2023-A1-1, 9.25%, 12/15/27 (m)	75	75
Series 2023-A2-1, 9.75%, 12/15/27 (m)	94	94
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-2A
Series 2004-A1-1A, REMIC, 5.75%, (1 Month Term SOFR + 0.39%), 01/25/35 (e) (f) (j)	152	144
CHL Mortgage Pass-Through Trust 2006-17
Series 2006-A1-17, REMIC, 6.00%, 12/25/36	1,189	516
CIM Trust 2023-R4
Series 2023-A1-R4, REMIC, 5.00%, 05/25/62	6,369	6,264
Citigroup Commercial Mortgage Trust 2016-C1
Series 2016-A4-C1, REMIC, 3.21%, 05/12/26	5,500	5,214
Citigroup Mortgage Loan Trust
Series 2006-2A1A-4, REMIC, 6.00%, 12/25/35	2,089	1,986
Citigroup Mortgage Loan Trust 2006-AR9
Series 2006-1M2-AR9, REMIC, 6.18%, (1 Month Term SOFR + 0.82%), 11/25/36 (e) (j)	4,788	4,767
Citigroup Mortgage Loan Trust 2013-2
Series 2013-1A4-2, REMIC, 5.92%, 11/25/37 (e)	3,172	2,770
COLT 2022-5 Mortgage Loan Trust
Series 2022-A1-5, REMIC, 4.55%, 04/25/67 (e) (j)	3,388	3,333
Commonbond Student Loan Trust 2020-A-GS
Series 2020-A-AGS, 1.98%, 08/25/50	3,275	2,835
Conseco Finance Corp.
Series 1999-A6-5, REMIC, 7.50%, 03/01/30	2,948	949
CPS Auto Receivables Trust 2023-B
Series 2023-B-B, 5.38%, 08/15/25	100	99
Series 2023-C-B, 6.04%, 07/16/29	300	299
CPS Auto Receivables Trust 2023-C
Series 2023-A-C, 6.13%, 12/16/24	1,565	1,569
Cross 2023-H1 Mortgage Trust
Series 2023-A1-H1, REMIC, 6.65%, 03/25/68 (j)	7,541	7,685
CSMC Mortgage-Backed Trust
Series 2009-5A9-11R, REMIC, 4.34%, 08/26/36 (e)	913	891
CSMC Mortgage-Backed Trust 2006-6
Series 2006-1A11-6, REMIC, 6.00%, 07/25/36	465	225
CSMC Series 2009-5R
Series 2009-1A2-5R, REMIC, 4.68%, 06/26/36 (e)	1,993	1,476
CWABS Asset-Backed Certificates Trust 2006-20
Series 2006-2A4-20, REMIC, 5.70%, (1 Month Term SOFR + 0.34%), 09/25/35 (e) (j)	14,323	12,881
CWABS Asset-Backed Certificates Trust 2006-21
Series 2006-1A-21, REMIC, 5.75%, (1 Month Term SOFR + 0.25%), 05/25/35 (e) (j)	699	659
CWABS Asset-Backed Certificates Trust 2007-10
Series 2007-1M1-10, REMIC, 5.86%, (1 Month Term SOFR + 0.37%), 11/25/36 (e) (j)	9,665	7,699
CWABS, Inc.
Series 2004-M1-SD3, REMIC, 6.75%, (1 Month Term SOFR + 1.39%), 07/25/34 (e) (j)	518	515
Series 2004-M6-BC5, REMIC, 7.12%, (1 Month Term SOFR + 1.76%), 07/25/34 (e) (j)	3,733	3,640
Series 2004-M4-AB2, REMIC, 6.75%, (1 Month Term SOFR + 1.39%), 11/25/34 (e) (j)	2,423	1,935
Series 2005-MV6-7, REMIC, 6.67%, (1 Month Term SOFR + 1.31%), 08/25/35 (e) (j)	4,000	3,722
CWMBS, Inc.
Series 2006-2A1-OA5, REMIC, 5.87%, (1 Month Term SOFR + 0.51%), 04/25/46 (e) (j)	2,264	1,854
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-Ar1
Series 2005-2A5-5, REMIC, 6.25%, (1 Month Term SOFR + 1.46%), 11/25/35 (e)	5,582	2,598
DSLA Mortgage Loan Trust 2004-AR2
Series 2004-1A1A-AR4, REMIC, 6.19%, (1 Month Term SOFR + 0.83%), 01/19/45 (e) (j)	1,152	1,005
Ellington Financial Mortgage Trust 2020-1
Series 2020-A1-1, REMIC, 2.01%, 05/25/65 (e)	171	163
Ellington Financial Mortgage Trust 2022-4
Series 2022-A1-4, REMIC, 5.90%, 09/25/67 (j)	11,367	11,342
Ellington Loan Acquisition Trust 2007-1
Series 2007-M1-1, REMIC, 3.77%, (1 Month Term SOFR + 2.21%), 05/25/37 (e) (j)	28,000	24,049
Encore Credit Receivables Trust
Series 2005-M5-4, REMIC, 6.45%, (1 Month Term SOFR + 1.09%), 01/25/36 (e) (j)	5,905	5,095
Eurosail-UK 2007-3BL PLC
Series 2007-C1A-3X, 5.86%, (SONIA + 0.67%), 06/13/45, GBP (e) (g)	11,954	13,223

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Eurosail-UK 2007-6NC PLC
Series 2007-A3A-6NCX, 6.01%, (SONIA + 0.82%), 09/13/45, GBP (e) (g)	26	32
Extended Stay America Trust 2021-ESH
Series 2021-A-ESH, REMIC, 6.56%, (1 Month Term SOFR + 1.19%), 07/15/38 (e)	12,041	11,921
First Franklin Mortgage Loan Trust 2006FF13
Series 2006-A2C-FF13, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 10/25/36 (e) (j)	6,929	4,393
Fremont Home Loan Trust 2006-E
Series 2006-1A1-E, REMIC, 5.75%, (1 Month Term SOFR + 0.25%), 01/25/37 (e) (j)	13,974	6,859
Galaxy XV CLO Ltd
Series 2013-ARR-15A, 6.63%, (3 Month Term SOFR + 1.23%), 10/15/30 (e)	6,092	6,087
GE-WMC Mortgage Securities, L.L.C.
Series 2005-M2-1, REMIC, 6.16%, (1 Month Term SOFR + 0.80%), 10/25/35 (e) (j)	17,396	14,091
Gilbert Park CLO, Ltd.
Series 2017-A-1A, 6.85%, (3 Month Term SOFR + 1.45%), 10/15/30 (e)	4,048	4,049
GLS Auto Receivables Issuer Trust 2023-2
Series 2023-B-2A, 5.52%, 11/15/27	7,000	6,964
GS Mortgage Securities Corp.
Series 2006-2A3-5, REMIC, 6.01%, (1 Month Term SOFR + 0.65%), 03/25/36 (e) (j)	3,809	1,867
GSMSC Resecuritization Trust 2015-8R
Series 2015-B-8R, REMIC, 2.17%, 04/28/37 (e)	23,904	6,295
GSR Mortgage Loan Trust 2005-AR1
Series 2004-1AF-4, REMIC, 5.87%, (1 Month Term SOFR + 0.51%), 06/25/34 (e)	3,733	3,218
Series 2004-M2-10, REMIC, 4.56%, 08/25/34 (e) (j)	2,993	2,585
Harborview Mortgage Loan Trust 2006-8
Series 2006-1A1-8, REMIC, 5.87%, (1 Month Term SOFR + 0.51%), 07/21/36 (e) (j)	4,709	2,459
Hilton Orlando Trust 2018-ORL
Series 2018-A-ORL, REMIC, 6.43%, (1 Month Term SOFR + 1.07%), 12/15/34 (e) (j)	7,300	7,245
HITR 2019-2A A1 144A 3MLIB+176BP
Series 2019-A1-2, 7.39%, (3 Month Term SOFR + 2.02%), 05/23/39 (e)	9,820	9,193
Home Equity Asset Trust
Series 2004-M1-4, REMIC, 6.25%, (1 Month Term SOFR + 0.89%), 10/25/34 (e) (j)	1,518	1,484
IndyMac INDX Mortgage Loan Trust 2006-AR21
Series 2006-3A1-AR11, REMIC, 3.36%, 06/25/36 (e)	2,234	1,428
IndyMac MBS, Inc.
Series 2005-A5-A5, REMIC, 5.50%, (1 Month Term SOFR + 0.51%), 05/25/35 (e)	916	580
J.P. Morgan Alternative Loan Trust 2006-A2
Series 2006-1A4-A2, REMIC, 6.01%, (1 Month Term SOFR + 0.65%), 05/25/36 (e) (j)	1,039	825
J.P. Morgan Alternative Loan Trust 2006-A6
Series 2006-1A1-A5, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 10/25/36 (e) (j)	965	855
J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1
Series 2005-M6-FLD1, REMIC, 6.55%, (1 Month Term SOFR + 1.19%), 07/25/35 (e)	6,615	6,331
J.P. Morgan Mortgage Trust 2023-DSC1
Series 2023-A1-DSC1, REMIC, 4.62%, 12/25/33 (e)	4,627	4,363
JPMCC Commercial Mortgage Securities Trust 2016-JP4
Series 2016-A4-JP4, REMIC, 3.65%, 11/18/26 (e)	2,600	2,454
Kinbane 2022-RPL 1 Designated Activity Company
Series 2022-A-RPL1X, 4.69%, (1 Month EURIBOR + 0.85%), 09/25/62, EUR (e) (g) (j)	10,194	11,153
LCCM 2021-FL3 Trust
Series 2021-A-FL3, REMIC, 6.93%, (1 Month Term SOFR + 1.56%), 11/17/36 (e) (j)	17,100	16,999
Lehman XS Trust, Series 2007-15N
Series 2007-2A1-15N, REMIC, 5.97%, (1 Month Term SOFR + 0.61%), 08/25/47 (e) (j)	2,429	2,219
Magnetite XXV, Limited
Series 2020-A-25A, 6.84%, (3 Month Term SOFR + 1.46%), 01/26/32 (e)	3,300	3,300
Magnetite XXXIX Ltd
Series 2023-A-39A, 6.93%, (3 Month Term SOFR + 1.55%), 10/25/33 (e)	7,400	7,403
Mansard Mortgages 2006-1 PLC
Series 2006-B1-1X, 6.44%, (SONIA + 1.22%), 10/15/48, GBP (e) (g)	3,276	3,690
MASTR Asset Backed Securities Trust 2006-AM1
Series 2005-M8-WF1, REMIC, 7.33%, (1 Month Term SOFR + 1.97%), 06/25/35 (e) (j)	2,828	2,785
Series 2005-A4-NC2, REMIC, 6.17%, (1 Month Term SOFR + 0.81%), 11/25/35 (e) (j)	9,378	5,479
Meritage Mortgage Corporation
Series 2004-M2-2, REMIC, 6.37%, (1 Month Term SOFR + 1.01%), 01/25/35 (e) (j)	3,387	3,287
METAL 2017-1 LLC
Series 2017-A-1, 4.58%, 10/15/24 (f) (j)	1,012	609
MFA 2023-NQM2 Trust
Series 2023-A1-NQM2, REMIC, 4.40%, 03/25/68 (j)	15,201	14,622
Morgan Stanley & Co. LLC
Series 2019-A4-L2, REMIC, 4.07%, 02/16/29	1,700	1,562
Morgan Stanley Capital I Trust 2018-Sun
Series 2018-D-SUN, REMIC, 7.06%, (1 Month Term SOFR + 1.70%), 07/16/35 (e) (j)	9,562	9,395
Morgan Stanley Capital I Trust 2021-230P
Series 2021-D-230P, REMIC, 7.85%, (1 Month Term SOFR + 2.49%), 12/15/38 (e)	2,929	2,354
Series 2021-E-230P, REMIC, 8.55%, (1 Month Term SOFR + 3.19%), 12/15/38 (e)	5,417	4,131
Mr. Cooper Group Inc.
Series 2007-A1A-OA5, REMIC, 5.85%, (12 Month Treasury Average + 0.84%), 05/25/47 (e)	1,517	1,257
Navient Funding, LLC
Series 2006-A5-B, REMIC, 5.92%, (3 Month Term SOFR + 0.53%), 12/15/39 (e)	1,263	1,201
Navient Student Loan Trust 2020-2
Series 2020-A1B-2A, REMIC, 6.35%, (SOFR 30-Day Average + 1.01%), 02/25/33 (e)	7,015	6,954
Nelnet Student Loan Trust 2023-A
Series 2023-AFX-AA, 6.64%, 02/20/41	3,265	3,307
Newgate Funding PLC
Series 2007-A3-2X, 5.50%, (3 Month GBP LIBOR + 0.16%), 12/15/50, GBP (e) (g)	3,279	4,007
Novastar Mortgage Funding Trust, Series 2007-1
Series 2007-A2C-1, REMIC, 0.75%, (1 Month Term SOFR + 0.29%), 03/25/37 (e) (j)	37,817	12,481
OZLM IX, Ltd.
Series 2014-A1A3-9A, 6.78%, (3 Month Term SOFR + 1.36%), 10/20/31 (e)	4,350	4,350
Pagaya AI Debt Selection Trust 2021-5
Series 2021-A-5, 1.53%, 08/15/29	424	423
Pagaya AI Debt Trust 2023-3
Series 2023-A-3, 7.60%, 12/16/30	4,836	4,862
Palmer Square European Loan Funding 2023-3 Designated Activity Company
Series 2023-A-3A, 3.96%, (3 Month EURIBOR + 1.50%), 05/15/33, EUR (e) (f)	6,750	7,451
Park Place Securities, Inc.
Series 2005-M5-WHQ2, REMIC, 6.51%, (1 Month Term SOFR + 1.15%), 05/25/35 (e) (j)	4,461	3,319
People's Choice Home Loan Securities Trust Series 2005-3
Series 2005-M3-3, REMIC, 6.33%, (1 Month Term SOFR + 0.97%), 08/25/35 (e) (j)	2,266	2,145
PHH Alternative Mortgage Trust, Series 2007-3
Series 2007-A3-3, REMIC, 6.07%, (1 Month Term SOFR + 0.71%), 07/25/37 (e) (j)	3,345	3,166
Preferred Residential Securities 05-2 PLC
Series 2005-C1C-2X, 5.91%, (3 Month GBP LIBOR + 0.57%), 12/15/40, GBP (e) (g) (j)	1,282	1,612
Pretium Mortgage Credit Partners I, L.P.
Series 2023-A1-RN1, 8.23%, 09/25/26 (j)	6,856	6,995
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Prospect Mortgage, LLC
Series 2005-M8-2, REMIC, 7.42%, (1 Month Term SOFR + 2.06%), 04/25/35 (e) (j)	3,738	3,377
Renaissance Home Equity Loan Trust 2006-3
Series 2006-AF3-3, REMIC, 5.59%, 11/25/36 (j)	14,726	5,186
Series 2006-AF5-3, REMIC, 6.12%, 11/25/36 (j)	2,934	1,130
Research-Driven Pagaya Motor Asset Trust 2023-3
Series 2023-A-3A, 7.13%, 09/25/25	6,912	6,948
RFMSI Series 2006-S6 Trust
Series 2006-A12-S6, REMIC, 6.00%, 07/25/36	1,690	1,424
RFMSI Series 2007-S4 Trust
Series 2007-A5-S4, REMIC, 6.07%, (1 Month Term SOFR + 0.71%), 04/25/37 (e)	773	618
Saxon Asset Securities Trust 2004-3
Series 2004-M1-1, REMIC, 6.27%, (1 Month Term SOFR + 0.91%), 03/25/35 (e) (j)	554	487
Securitized Asset Backed Receivables LLC
Series 2005-M2-EC1, REMIC, 6.12%, (1 Month Term SOFR + 0.76%), 01/25/35 (e) (j)	82	87
Series 2005-M2-FR3, REMIC, 6.45%, (1 Month Term SOFR + 1.09%), 04/25/35 (e) (j)	954	799
Series 2006-M3-OP1, REMIC, 6.09%, (1 Month Term SOFR + 0.73%), 10/25/35 (e) (j)	5,485	5,349
SG Mortgage Securities Trust
Series 2005-M3-OPT1, REMIC, 6.18%, (1 Month Term SOFR + 0.82%), 10/25/35 (e) (j)	4,975	4,251
Shamrock Residential 2022-1 DAC
Series 2022-A-1, 4.73%, (1 Month EURIBOR + 0.85%), 01/24/61, EUR (e)	15,045	16,540
Shamrock Residential 2022-2 Designated Activity Company
Series 2022-A-2, 5.07%, (1 Month EURIBOR + 1.25%), 02/24/71, EUR (e) (g)	11,047	12,172
SLM Student Loan Trust 2012-5
Series 2012-A3-5, 6.25%, (SOFR 30-Day Average + 0.91%), 03/25/26 (e)	6,980	6,899
SMB Private Education Loan Trust 2022-B
Series 2022-A1A-B, REMIC, 3.94%, 02/16/55	2,595	2,466
Series 2022-A1B-B, REMIC, 6.77%, (SOFR 30-Day Average + 1.45%), 02/16/55 (e)	2,595	2,593
SMB Private Education Loan Trust 2022-C
Series 2022-A1B-C, 7.17%, (SOFR 30-Day Average + 1.85%), 05/16/50 (e)	2,465	2,484
Sound Point CLO XVIII Ltd
Series 2017-A1-4A, 6.80%, (3 Month Term SOFR + 1.38%), 01/21/31 (e)	6,786	6,787
Soundview Home Loan Trust
Series 2005-M5-1, REMIC, 6.64%, (1 Month Term SOFR + 1.28%), 04/25/35 (e) (j)	2,810	2,617
Series 2005-M2-OPT2, REMIC, 6.31%, (1 Month Term SOFR + 0.95%), 08/25/35 (e) (j)	9,610	8,422
Specialty Underwriting & Residential Finance Trust
Series 2006-A1-AB2, REMIC, 5.77%, (1 Month Term SOFR + 0.41%), 06/25/37 (e) (j)	16,875	9,285
Stratton Mortgage Funding 2020-1 PLC
Series 2020-C-1, 7.20%, (SONIA + 2.00%), 03/12/52, GBP (e) (g) (j)	3,200	4,071
Structured Asset Investment Loan Trust 2005-4
Series 2004-M2-5, REMIC, 6.30%, (1 Month Term SOFR + 0.94%), 06/25/34 (e) (j)	3,784	3,583
Series 2005-M2-HE1, REMIC, 6.19%, (1 Month Term SOFR + 0.83%), 07/25/35 (e) (j)	1,049	965
Structured Asset Securities CORP Mortgage Loan Trust
Series 2007-M1-GEL2, REMIC, 6.17%, (1 Month Term SOFR + 0.81%), 05/25/37 (e) (j)	15,482	10,569
Structured Asset Securities CORP Mortgage Loan Trust 2007-OSI
Series 2007-A4-OSI, REMIC, 5.87%, (1 Month Term SOFR + 0.31%), 06/25/37 (e) (j)	14,047	9,292
Symphony CLO XXIV, Ltd.
Series 2020-A-24A, 6.87%, (3 Month Term SOFR + 1.46%), 01/23/32 (e)	1,800	1,800
Towd Point Mortgage Trust 2022-4
Series 2022-A1-4, REMIC, 3.75%, 09/25/31	11,937	11,115
Trinitas CLO IX, Ltd.
Series 2018-ARR-9A, 6.80%, (3 Month Term SOFR + 1.38%), 01/20/32 (e)	4,000	4,001
TruPS Financials Note Securitization 2017-2 Ltd
Series 2017-A1-2A, 7.20%, (3 Month Term SOFR + 1.83%), 09/20/39 (e)	1,226	1,172
United Airlines Pass Through Certificates, Series 2018-1
Series 2018-AA-1, 3.50%, 03/01/30	836	758
United Airlines Pass Through Trust 2020-1A
Series 2020-A-1, 5.88%, 10/15/27	1,747	1,760
Verus Securitization Trust 2022-6
Series 2022-A1-6, REMIC, 4.94%, 01/25/67 (j)	5,202	5,182
Verus Securitization Trust 2023-3
Series 2023-A1-3, REMIC, 5.93%, 03/25/68 (e)	7,610	7,594
Voya CLO 2017-4, Ltd.
Series 2017-A1-4A, REMIC, 6.79%, (3 Month Term SOFR + 1.39%), 10/15/30 (e)	2,432	2,432
WaMu Asset-Backed Certificates WaMu Series 2007-HE2 Trust
Series 2007-2A3-HE2, REMIC, 1.60%, (1 Month Term SOFR + 0.36%), 04/25/37 (e) (j)	37,198	13,500
WaMu Asset-Backed Certificates, WaMu Series 200X-HEX Trust
Series 2005-3M2-WL1, REMIC, 6.25%, (1 Month Term SOFR + 0.89%), 06/25/45 (e) (j)	1,447	1,441
WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust
Series 2005-1A3-AR10, REMIC, 4.73%, 09/25/35 (e)	2,638	2,417
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OA3 Trust
Series 2007-4A2-OA3, REMIC, 5.71%, (12 Month Treasury Average + 0.70%), 04/25/47 (e)	1,076	894
Wells Fargo Mortgage Backed Securities 2007-AR7 Trust
Series 2007-A1-AR7, REMIC, 5.89%, 12/25/37 (e)	13,696	11,843
WSTN Trust
Series 2023-A-MAUI, REMIC, 6.52%, 09/08/39 (e)	800	815
Total Non-U.S. Government Agency Asset-Backed Securities (cost $725,678)		679,539
CORPORATE BONDS AND NOTES 13.6%
Financials 5.5%
Avolon Holdings Funding Limited
2.53%, 11/18/27 (f)	2,240	1,989
Banca Monte dei Paschi di Siena S.p.A.
1.88%, 01/09/26, EUR (g)	100	105
Banco de Credito del Peru
4.65%, 09/17/24, PEN (f)	1,800	472
Banco Santander, S.A.
6.53%, 11/07/27 (n)	1,500	1,547
6.61%, 11/07/28 (n)	1,200	1,279
Barclays PLC
6.49%, 09/13/29 (o)	1,200	1,250
7.44%, 11/02/33 (n)	2,200	2,447
6.22%, 05/09/34	1,077	1,115
6.69%, 09/13/34 (n)	1,400	1,496
BPCE
6.71%, 10/19/29 (f)	1,650	1,739
7.00%, 10/19/34 (f)	1,400	1,518
CaixaBank, S.A.
6.84%, 09/13/34 (f) (o)	1,100	1,162
Corsair International Limited
8.80%, (6 Month EURIBOR + 4.85%), 11/24/26, EUR (e) (f)	1,000	1,153
9.17%, (6 Month EURIBOR + 5.20%), 01/28/29, EUR (e)	1,000	1,098
Credit Suisse AG
5.19%, (3 Month EURIBOR + 1.23%), 05/31/24, EUR (e) (g)	700	774
Credit Suisse Group AG
4.97%, (3 Month EURIBOR + 1.00%), 01/16/26, EUR (e) (g) (n)	800	884
3.25%, 04/02/26, EUR (g) (n)	550	601

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
7.75%, 03/01/29, EUR (g) (n)	2,350	2,985
Deutsche Bank Aktiengesellschaft
3.04%, 05/28/32 (n)	9,500	7,930
HSBC Holdings PLC
3.97%, 05/22/30	600	560
2.85%, 06/04/31 (n)	5,040	4,335
6.25%, 03/09/34	2,800	2,968
Intesa Sanpaolo SPA
7.80%, 11/28/53 (f)	400	439
Nationwide Building Society
4.30%, 03/08/29 (f)	1,600	1,534
NatWest Group PLC
4.89%, 05/18/29 (n)	200	196
5.08%, 01/27/30 (n)	2,800	2,748
4.45%, 05/08/30 (n)	2,000	1,913
Rio Oil Finance Trust
8.20%, 04/06/28 (f)	188	191
Santander UK Group Holdings PLC
6.75%, (100, 06/24/24), GBP (g) (n) (p)	2,780	3,532
3.82%, 11/03/28 (n)	1,800	1,693
6.53%, 01/10/29 (n)	1,000	1,036
Societe Generale
6.45%, 01/10/29 (f) (n)	6,200	6,416
6.69%, 01/10/34 (f) (n) (o)	200	211
Stichting AK Rabobank Certificaten II
6.50%, EUR (e) (g) (j) (p)	4,401	4,865
Turkiye Ihracat Kredi Bankasi Anonim Sirketi
8.25%, 01/24/24 (f)	200	200
UBS Group AG
6.33%, 12/22/27 (f)	4,400	4,535
6.25%, 09/22/29 (f)	3,000	3,128
4.19%, 04/01/31 (f) (n)	700	653
3.09%, 05/14/32 (f)	1,550	1,319
6.54%, 08/12/33 (f) (n)	2,850	3,034
9.02%, 11/15/33 (f) (n)	300	368
5.96%, 01/12/34 (f) (n)	925	952
Voyager Aviation Holdings, LLC
0.00%, 05/09/26 (f) (h) (i) (m)	2,540	1,381
Wells Fargo & Company
6.30%, 10/23/29	2,400	2,532
		82,283
Utilities 2.1%
National Power Company Ukrenergo
6.88%, 11/09/28 (g)	400	107
Pacific Gas And Electric Company
3.40%, 08/15/24	721	709
3.50%, 06/15/25	577	559
3.30%, 03/15/27 - 12/01/27	1,347	1,257
3.00%, 06/15/28	3,343	3,049
3.75%, 07/01/28 - 08/15/42	1,014	943
4.55%, 07/01/30	7,255	6,918
4.40%, 03/01/32	1,000	925
4.50%, 12/15/41	84	66
4.45%, 04/15/42	237	193
4.30%, 03/15/45	10,843	8,399
4.25%, 03/15/46	1,260	966
4.95%, 07/01/50	3,530	3,016
5.25%, 03/01/52	1,000	889
PG&E Wildfire Recovery Funding LLC
4.26%, 06/01/36	480	458
4.38%, 06/01/39	530	504
4.45%, 12/01/47	2,800	2,539
		31,497
Energy 1.7%
Energy Transfer LP
6.10%, 12/01/28	1,700	1,787
Gaz Capital S.A.
0.00%, 01/24/24, EUR (g) (h) (i)	4,380	3,723
0.00%, 03/23/27 (g) (h) (i)	800	544
Gaz Finance PLC
0.00%, 06/29/27 (g) (h) (i)	200	128
2.95%, 01/27/29 (g) (h)	6,400	4,017
Petroleos de Venezuela, S.A.
0.00%, 05/16/24 - 04/12/37 (g) (h) (i)	1,590	177
Petroleos Mexicanos
6.70%, 02/16/32	7,889	6,548
6.95%, 01/28/60 (o)	1,190	787
Topaz Solar Farms LLC
4.88%, 09/30/39 (f)	59	54
5.75%, 09/30/39 (f)	640	636
Valaris Limited
8.38%, 04/30/30 (f)	25	26
Venture Global Calcasieu Pass, LLC
3.88%, 08/15/29 - 11/01/33 (f)	2,200	1,976
4.13%, 08/15/31 (f)	1,100	972
Venture Global LNG, Inc.
8.13%, 06/01/28 (f)	1,700	1,717
9.50%, 02/01/29 (f)	200	211
8.38%, 06/01/31 (f)	1,400	1,400
9.88%, 02/01/32 (f)	800	833
		25,536
Health Care 1.2%
Bayer US Finance LLC
6.25%, 01/21/29 (f)	3,700	3,784
Community Health Systems, Inc.
8.00%, 03/15/26 (f)	462	461
5.63%, 03/15/27 (f)	2,678	2,488
Legacy Lifepoint Health, LLC
9.75%, 12/01/26 (f)	6,500	6,480
Prime Healthcare Services, Inc.
7.25%, 11/01/25 (f)	5,000	4,888
		18,101
Communication Services 1.2%
Altice Financing S.A.
5.75%, 08/15/29 (f)	1,275	1,127
DISH DBS Corporation
5.25%, 12/01/26 (f)	1,490	1,280
5.75%, 12/01/28 (f)	1,490	1,205
Intelsat Jackson Holdings S.A.
6.50%, 03/15/30 (f)	9,103	8,713
Sprint Corporation
7.63%, 03/01/26	47	49
Windstream Escrow, LLC
7.75%, 08/15/28 (f)	6,439	5,641
		18,015
Consumer Discretionary 0.8%
Carvana Co.
12.00%, 12/01/28 (f) (l)	985	836
13.00%, 06/01/30 (f) (l)	2,337	1,966
14.00%, 06/01/31 (f) (l)	2,755	2,355
Mitchells & Butlers Finance PLC
6.01%, 12/15/28, GBP (j)	114	137
Nissan Motor Co., Ltd.
3.52%, 09/17/25 (f)	2,000	1,929
4.35%, 09/17/27 (f)	4,300	4,114
4.81%, 09/17/30 (f)	300	281
		11,618
Consumer Staples 0.5%
B.A.T. International Finance P.L.C.
5.93%, 02/02/29	5,700	5,910
Market Bidco Finco PLC
4.75%, 11/04/27, EUR (g)	2,300	2,271
		8,181
Real Estate 0.5%
Brandywine Operating Partnership, L.P.
7.80%, 03/15/28 (j) (q)	700	707
Country Garden Holdings Company Limited
0.00%, 01/17/25 - 10/22/30 (g) (h) (i)	1,800	144
EPR Properties
4.75%, 12/15/26	32	31
4.95%, 04/15/28	90	86
GLP Financing, LLC
5.25%, 06/01/25	54	54
5.30%, 01/15/29	268	266
Hudson Pacific Properties, L.P.
3.95%, 11/01/27	800	668

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Kennedy Wilson Europe Real Estate Limited
3.25%, 11/12/25, EUR (g)	3,000	2,990
Kilroy Realty, L.P.
2.65%, 11/15/33	400	303
Uniti Group Inc.
10.50%, 02/15/28 (f)	1,728	1,753
6.50%, 02/15/29 (f)	507	367
		7,369
Industrials 0.1%
The Boeing Company
5.93%, 05/01/60 (q)	1,360	1,409
Materials 0.0%
Syngenta Finance N.V.
4.89%, 04/24/25 (f) (q)	943	929
Total Corporate Bonds And Notes (cost $222,397)		204,938
SENIOR FLOATING RATE INSTRUMENTS 4.2%
Industrials 1.6%
American Airlines, Inc.
2021 Term Loan, 10.43%, (3 Month Term SOFR + 4.75%), 03/10/28 (e)	5,130	5,263
Carnival Corporation
EUR Term Loan B, 7.60%, (3 Month EURIBOR + 3.75%), 06/26/25, EUR (e)	4,829	5,326
PUG LLC
USD Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 01/31/27 (e)	94	92
TransDigm, Inc.
2022 Term Loan H, 8.64%, (3 Month Term SOFR + 3.25%), 02/28/27 (e)	3,412	3,424
2023 Term Loan I, 8.64%, (3 Month Term SOFR + 3.25%), 08/10/28 (e)	10,198	10,236
		24,341
Health Care 1.2%
AmSurg
Term Loan, 10.13%, 07/20/26 (e) (m)	2,591	2,591
Term Loan, 13.26%, 11/03/28 (e) (m)	14,624	14,624
		17,215
Information Technology 0.4%
Poseidon Bidco SASU
EUR Term Loan B, 9.17%, (3 Month EURIBOR + 5.25%), 07/14/28, EUR (e)	5,200	5,717
Utilities 0.3%
Softbank Vision Fund II
Term Loan, 5.00%, 12/21/25 (e) (m)	4,233	4,043
Windstream Services, LLC
Term Loan, 9.42%, 02/28/27 (e) (m)	1,000	975
		5,018
Materials 0.3%
SCUR-Alpha 1503 GmbH
USD Term Loan B1, 10.73%, (SOFR + 5.50%), 01/04/30 (e)	2,481	2,268
EUR Term Loan B1, 9.45%, (1 Month EURIBOR + 5.50%), 03/30/30, EUR (e)	1,300	1,305
Westmoreland Coal Company
PIK Term Loan, 8.00%, 03/15/29 (e) (l) (m)	30	26
		3,599
Communication Services 0.2%
Cengage Learning, Inc.
2021 Term Loan B, 10.41%, (SOFR + 4.75%), 06/29/26 (e)	1,500	1,503
Syniverse Holdings, Inc.
2022 Term Loan, 12.35%, (3 Month Term SOFR + 7.00%), 05/06/27 (e)	1,516	1,320
Windstream Services, LLC
2020 Exit Term Loan B, 11.70%, (SOFR + 6.25%), 08/24/27 (e)	543	512
		3,335
Consumer Staples 0.2%
Wm Morrison
EUR Term Loan B1, 8.75%, (3 Month EURIBOR + 4.75%), 11/04/27, EUR (e)	3,058	3,199
Energy 0.0%
Lealand Finance Company B.V.
2020 Make Whole Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 06/28/24 (e) (m)	17	12
2020 Take Back Term Loan, 3.00%, (1 Month Term SOFR + 3.00%), 06/30/25 (e) (l)	69	27
		39
Total Senior Floating Rate Instruments (cost $60,938)		62,463
COMMON STOCKS 1.2%
Communication Services 0.5%
Clear Channel Outdoor Holdings, Inc. (h) (o)	515	938
iHeartMedia, Inc. (h)	91	138
iHeartMedia, Inc. - Class A (h)	124	332
Intelsat Jackson Holdings, Ltd. (h) (m)	124	3,530
Windstream Holdings II LLC (h) (m)	109	3,221
		8,159
Health Care 0.4%
Amsurg Corp. (h) (m)	101	5,204
Consumer Discretionary 0.3%
NMG Parent LLC (h) (m)	32	4,732
Real Estate 0.0%
CBL & Associates Properties, Inc. (o)	—	7
Uniti Group Inc.	40	234
		241
Financials 0.0%
UBS Group AG	4	127
Voyager Common Shares (h) (m)	—	—
Voyager Preferred Units (h) (m)	2	—
Materials 0.0%
WestMet Group Holdings (h) (m)	1	3
Westmoreland Coal Company (h) (m)	1	3
		6
Total Common Stocks (cost $17,512)		18,469
WARRANTS 0.0%
Intelsat Jackson Holdings, Ltd. (h) (m)	—	—
Intelsat Jackson Holdings, Ltd. (h) (m)	1	3
Total Warrants (cost $7)		3
SHORT TERM INVESTMENTS 0.9%
Discount Notes 0.4%
FHLBanks Office of Finance
5.27%, 01/02/24	5,200	5,199
Investment Companies 0.3%
JNL Government Money Market Fund - Class I, 5.22% (r) (s)	5,176	5,176
Treasury Securities 0.2%
Magyar Nemzeti Bank
10.88%, 01/04/24, HUF	845,000	2,434
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (r) (s)	211	211
Total Short Term Investments (cost $13,036)		13,020
Total Investments 150.1% (cost $2,342,194)		2,257,072
Total Forward Sales Commitments (1.2)% (proceeds $17,695)		(18,038)
Other Derivative Instruments (0.0)%		(298)
Other Assets and Liabilities, Net (48.9)%		(734,902)
Total Net Assets 100.0%		1,503,834

(a) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $782,134.

(b) All or a portion of the security is subject to a written call option.

(c) Treasury inflation indexed note, par amount is adjusted for inflation.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $119,197 and 7.9% of the Fund.

(g) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(h) Non-income producing security.

(i) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.2% of the Fund’s net assets.

(j) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(k) Treasury inflation indexed note, par amount is not adjusted for inflation.

(l) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(m) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(n) Convertible security.

(o) All or a portion of the security was on loan as of December 31, 2023.

(p) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(q) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(r) Investment in affiliate.

(s) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

	Shares/Par[1]	Value ($)
FORWARD SALES COMMITMENTS (1.2%)
GOVERNMENT AND AGENCY OBLIGATIONS (1.2%)
Mortgage-Backed Securities (1.2%)
Federal National Mortgage Association, Inc.
TBA, 4.50%, 02/15/54 (a)	(2,500)	(2,429)
TBA, 4.50%, 03/15/54 (a)	(5,700)	(5,541)
Government National Mortgage Association
TBA, 5.50%, 01/15/54 (a)	(10,000)	(10,068)
Total Government And Agency Obligations (proceeds $17,695)		(18,038)
Total Forward Sales Commitments (1.2%) (proceeds $17,695)		(18,038)

(a) All or a portion of the security was sold on a delayed delivery basis. As of December 31, 2023, the total proceeds for investments sold on a delayed delivery basis was $17,695.

JNL/PIMCO Income Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	71,765	66,589	32	—	—	5,176	0.4
JNL Government Money Market Fund, 5.32% - Class SL	—	19,998	19,787	26	—	—	211	—
JNL Securities Lending Collateral Fund - Institutional Class	991	19,616	20,607	38	—	—	—	—
	991	111,379	106,983	96	—	—	5,387	0.4

JNL/PIMCO Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Alba 2006-2 PLC, Series 2006-D-2, 5.77%, 12/15/38	02/19/20	1,176	1,109	0.1
Banca Monte dei Paschi di Siena S.p.A., 1.88%, 01/09/26	03/07/23	97	105	—
Country Garden Holdings Company Limited, 0.00%, 01/17/25	01/13/22	553	48	—
Country Garden Holdings Company Limited, 0.00%, 10/22/25	08/10/22	170	32	—
Country Garden Holdings Company Limited, 0.00%, 07/12/26	08/02/22	151	32	—
Country Garden Holdings Company Limited, 0.00%, 10/22/30	08/01/22	123	32	—
Credit Suisse AG, 5.19%, 05/31/24	03/17/23	729	774	0.1
Credit Suisse Group AG, 4.97%, 01/16/26	03/15/23	626	884	0.1
Credit Suisse Group AG, 3.25%, 04/02/26	03/15/23	429	601	—
Credit Suisse Group AG, 7.75%, 03/01/29	03/09/23	2,258	2,985	0.2
Eurosail-UK 2007-3BL PLC, Series 2007-C1A-3X, 5.86%, 06/13/45	09/02/20	13,963	13,223	0.9
Eurosail-UK 2007-6NC PLC, Series 2007-A3A-6NCX, 6.01%, 09/13/45	10/15/18	33	32	—
Gaz Capital S.A., 0.00%, 01/24/24	01/16/19	4,994	3,723	0.3
Gaz Capital S.A., 0.00%, 03/23/27	01/20/21	881	544	—
Gaz Finance PLC, 0.00%, 06/29/27	02/03/21	204	128	—
Gaz Finance PLC, 2.95%, 01/27/29	01/20/21	6,400	4,017	0.3
Gobierno de la Provincia de Buenos Aires, 106.56%, 04/12/25	09/19/19	49	7	—
Kennedy Wilson Europe Real Estate Limited, 3.25%, 11/12/25	02/22/18	3,726	2,990	0.2
Kinbane 2022-RPL 1 Designated Activity Company, Series 2022-A-RPL1X, 4.69%, 09/25/62	03/21/23	10,854	11,153	0.7
Mansard Mortgages 2006-1 PLC, Series 2006-B1-1X, 6.44%, 10/15/48	02/19/20	4,156	3,690	0.3
Market Bidco Finco PLC, 4.75%, 11/04/27	05/30/22	2,191	2,271	0.2
Ministry of Finance of Israel, 3.80%, 05/13/60	05/12/20	2,821	1,736	0.1
Ministry of Finance of the Russian Federation, 0.00%, 05/27/26	04/07/22	1,788	2,312	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Income Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Ministry of Finance of the Russian Federation, 0.00%, 06/23/27	04/06/22	1,313	1,736	0.1
Ministry of Finance of the Russian Federation, 0.00%, 06/23/27	04/14/22	158	248	—
Ministry of Finance of the Russian Federation, 0.00%, 03/31/30	04/01/22	153	239	—
Ministry of Finance of the Russian Federation, 0.00%, 04/04/42	03/31/22	1,016	1,871	0.1
Ministry of Finance of the Russian Federation, 0.00%, 04/04/42	03/24/22	943	1,871	0.1
Ministry of Finance of the Russian Federation, 0.00%, 09/16/43	04/01/22	241	378	—
Ministry of Finance of the Russian Federation, 0.00%, 09/16/43	09/13/22	113	126	—
Ministry of Finance of the Russian Federation, 0.00%, 06/23/47	04/11/22	2,633	1,782	0.1
Ministry of Finance of the Russian Federation, 0.00%, 06/23/47	09/13/22	224	132	—
National Power Company Ukrenergo, 6.88%, 11/09/28	09/29/22	86	107	—
Newgate Funding PLC, Series 2007-A3-2X, 5.50%, 12/15/50	11/28/17	4,197	4,007	0.3
Petroleos de Venezuela, S.A., 0.00%, 05/16/24	11/03/17	88	56	—
Petroleos de Venezuela, S.A., 0.00%, 11/15/26	11/20/18	78	58	—
Petroleos de Venezuela, S.A., 0.00%, 04/12/27	09/06/18	59	31	—
Petroleos de Venezuela, S.A., 0.00%, 04/12/37	09/06/18	59	32	—
Preferred Residential Securities 05-2 PLC, Series 2005-C1C-2X, 5.91%, 12/15/40	10/06/22	1,391	1,612	0.1
Republica Bolivariana de Venezuela, 0.00%, 10/13/24	12/13/17	346	203	—
Republica Bolivariana de Venezuela, 0.00%, 04/21/25	12/13/17	260	164	—
Republica Bolivariana de Venezuela, 0.00%, 05/07/28	12/13/17	88	62	—
Republica Bolivariana de Venezuela, 0.00%, 08/05/31	09/12/18	220	176	—
Republica Bolivariana de Venezuela, 0.00%, 03/31/38	12/13/17	93	57	—
Republica Bolivariana de Venezuela, 0.00%, 05/07/49	12/13/17	472	283	—
Republica Bolivariana de Venezuela, 0.00%, 12/09/49	12/13/17	15	8	—
Santander UK Group Holdings PLC, 6.75% (callable at 100, 06/24/24)	12/05/17	3,706	3,532	0.2
Shamrock Residential 2022-2 Designated Activity Company, Series 2022-A-2, 5.07%, 02/24/71	03/21/23	11,850	12,172	0.8
Stichting AK Rabobank Certificaten II, 6.50%	09/05/19	6,410	4,865	0.3
Stratton Mortgage Funding 2020-1 PLC, Series 2020-C-1, 7.20%, 03/12/52	01/05/21	4,368	4,071	0.3
		98,952	92,307	6.1

JNL/PIMCO Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
3M SOFR Index	115	March 2024		27,667	1	(457)
Australia 10 Year Bond	249	March 2024	AUD	28,218	23	559
United States 10 Year Ultra Bond	83	March 2024		9,332	(8)	464
United States 2 Year Note	15	April 2024		3,059	2	29
United States 5 Year Note	4	April 2024		426	—	10
					18	605
Short Contracts
3M SOFR Index	(46)	June 2024		(11,207)	(1)	281
3M SOFR Index	(35)	September 2024		(8,539)	(2)	184
3M SOFR Index	(32)	December 2024		(7,815)	(2)	142
3M SOFR Index	(27)	March 2025		(6,599)	(2)	100
3M SOFR Index	(25)	June 2025		(6,113)	(2)	77
3M SOFR Index	(29)	September 2025		(7,093)	(3)	75
3M SOFR Index	(23)	December 2025		(5,626)	(2)	54
3M SOFR Index	(31)	March 2026		(7,583)	(3)	71
3M SOFR Index	(27)	June 2026		(6,603)	(2)	60
Euro Bund	(56)	March 2024	EUR	(7,452)	67	(252)
United States 10 Year Note	(100)	March 2024		(10,936)	—	(353)
United States Long Bond	(304)	March 2024		(35,016)	57	(2,965)
United States Ultra Bond	(254)	March 2024		(30,841)	135	(3,092)
					240	(5,618)

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Receiving	8.68	(M)	04/03/24	MXN	112,800	—	27

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
28-Day MEXIBOR (M)	Receiving	8.66	(M)	04/04/24	MXN	45,900	—	11
28-Day MEXIBOR (M)	Receiving	8.75	(M)	04/05/24	MXN	41,700	—	10
28-Day MEXIBOR (M)	Receiving	8.41	(M)	03/31/27	MXN	13,500	—	11
28-Day MEXIBOR (M)	Receiving	8.73	(M)	04/06/27	MXN	17,000	1	7
28-Day MEXIBOR (M)	Receiving	7.98	(M)	12/10/27	MXN	900	—	8
28-Day MEXIBOR (M)	Receiving	7.99	(M)	12/21/27	MXN	100	—	1
28-Day MEXIBOR (M)	Receiving	8.01	(M)	12/21/27	MXN	3,800	—	33
28-Day MEXIBOR (M)	Receiving	7.91	(M)	12/30/27	MXN	200	—	2
28-Day MEXIBOR (M)	Receiving	8.03	(M)	01/31/28	MXN	400	—	4
28-Day MEXIBOR (M)	Receiving	8.05	(M)	01/31/28	MXN	600	—	5
28-Day MEXIBOR (M)	Receiving	7.50	(M)	01/14/32	MXN	8,300	—	(12)
28-Day MEXIBOR (M)	Receiving	7.50	(M)	01/15/32	MXN	34,400	1	(49)
28-Day MEXIBOR (M)	Receiving	8.73	(M)	03/30/32	MXN	8,500	—	(8)
28-Day MEXIBOR (M)	Receiving	8.70	(M)	03/31/32	MXN	20,000	—	(17)
28-Day MEXIBOR (M)	Receiving	7.38	(M)	08/14/37	MXN	600	—	6
28-Day MEXIBOR (M)	Receiving	7.36	(M)	08/21/37	MXN	100	—	1
28-Day MEXIBOR (M)	Paying	7.67	(M)	03/05/25	MXN	279,500	(3)	(1,892)
28-Day MEXIBOR (M)	Paying	7.71	(M)	03/07/25	MXN	50,500	(1)	(345)
28-Day MEXIBOR (M)	Paying	7.72	(M)	03/07/25	MXN	50,200	(1)	(343)
28-Day MEXIBOR (M)	Paying	7.60	(M)	04/14/25	MXN	85,000	(1)	(579)
28-Day MEXIBOR (M)	Paying	7.61	(M)	04/15/25	MXN	20,600	—	(140)
28-Day MEXIBOR (M)	Paying	5.16	(M)	06/06/25	MXN	400	—	(1)
28-Day MEXIBOR (M)	Paying	5.54	(M)	05/04/27	MXN	700	—	(4)
28-Day MEXIBOR (M)	Paying	7.15	(M)	06/11/27	MXN	6,200	—	(45)
28-Day MEXIBOR (M)	Paying	7.37	(M)	10/11/27	MXN	9,700	—	(75)
28-Day MEXIBOR (M)	Paying	8.30	(M)	06/16/28	MXN	19,600	—	(5)
28-Day MEXIBOR (M)	Paying	8.51	(M)	07/24/28	MXN	32,900	(1)	(9)
28-Day MEXIBOR (M)	Paying	8.44	(M)	07/25/28	MXN	43,400	(1)	(18)
28-Day MEXIBOR (M)	Paying	8.47	(M)	07/26/28	MXN	21,900	—	(8)
28-Day MEXIBOR (M)	Paying	8.55	(M)	07/27/28	MXN	11,100	—	(2)
28-Day MEXIBOR (M)	Paying	8.56	(M)	07/27/28	MXN	66,000	(1)	(11)
28-Day MEXIBOR (M)	Paying	8.62	(M)	07/28/28	MXN	13,600	—	—
28-Day MEXIBOR (M)	Paying	8.64	(M)	07/28/28	MXN	27,000	(1)	—
28-Day MEXIBOR (M)	Paying	8.64	(M)	07/28/28	MXN	5,400	—	—
28-Day MEXIBOR (M)	Paying	8.65	(M)	07/28/28	MXN	13,700	—	1
28-Day MEXIBOR (M)	Paying	8.66	(M)	07/28/28	MXN	13,500	—	1
28-Day MEXIBOR (M)	Paying	8.60	(M)	07/31/28	MXN	24,500	—	—
3M EURIBOR (Q)	Paying	2.10	(A)	04/11/24	EUR	9,700	—	(60)
3M EURIBOR (Q)	Paying	2.10	(A)	04/15/24	EUR	13,000	1	(84)
3M EURIBOR (Q)	Paying	2.25	(A)	04/26/24	EUR	9,400	1	(60)
3M EURIBOR (Q)	Paying	2.25	(A)	04/28/24	EUR	8,700	1	(58)
3M EURIBOR (Q)	Paying	2.10	(A)	05/17/24	EUR	8,400	1	(66)
3M JIBAR (Q)	Paying	8.41	(Q)	07/31/28	ZAR	2,000	—	2
3M JIBAR (Q)	Paying	8.42	(Q)	07/31/28	ZAR	1,600	—	2
3M JIBAR (Q)	Paying	8.42	(Q)	07/31/28	ZAR	6,000	(1)	6
3M JIBAR (Q)	Paying	8.43	(Q)	07/31/28	ZAR	4,000	—	4
3M JIBAR (Q)	Paying	8.43	(Q)	08/01/28	ZAR	2,400	—	2
3M JIBAR (Q)	Paying	8.46	(Q)	08/01/28	ZAR	4,100	—	4
3M JIBAR (Q)	Paying	8.46	(Q)	08/02/28	ZAR	4,100	—	4
3M JIBAR (Q)	Paying	8.46	(Q)	08/02/28	ZAR	4,100	—	5
3M JIBAR (Q)	Paying	8.55	(Q)	08/03/28	ZAR	8,400	(1)	11
3M JIBAR (Q)	Paying	8.38	(Q)	08/04/28	ZAR	4,200	—	4
3M JIBAR (Q)	Paying	8.41	(Q)	08/04/28	ZAR	10,200	(1)	10
3M JIBAR (Q)	Paying	8.42	(Q)	08/04/28	ZAR	4,200	—	4
3M JIBAR (Q)	Paying	8.42	(Q)	08/04/28	ZAR	4,300	—	4
3M JIBAR (Q)	Paying	8.54	(Q)	08/04/28	ZAR	4,300	—	5
3M JIBAR (Q)	Paying	8.36	(Q)	08/07/28	ZAR	7,700	(1)	7
3M JIBAR (Q)	Paying	8.40	(Q)	08/07/28	ZAR	7,700	(1)	7
3M JIBAR (Q)	Paying	8.41	(Q)	08/07/28	ZAR	2,300	—	2
6M EURIBOR (S)	Receiving	(0.43)	(A)	06/28/24	EUR	600	—	14
6M EURIBOR (S)	Receiving	(0.40)	(A)	12/30/24	EUR	300	—	12
6M EURIBOR (S)	Receiving	(0.36)	(A)	06/30/25	EUR	500	—	27
6M EURIBOR (S)	Receiving	(0.33)	(A)	12/30/25	EUR	300	—	19
6M EURIBOR (S)	Receiving	(0.29)	(A)	06/30/26	EUR	100	—	8
6M EURIBOR (S)	Receiving	3.27	(A)	11/08/28	EUR	2,800	8	(114)
6M EURIBOR (S)	Receiving	3.26	(A)	11/22/28	EUR	1,300	4	(52)
6M EURIBOR (S)	Receiving	2.92	(A)	12/13/28	EUR	3,200	11	(77)
6M EURIBOR (S)	Receiving	2.88	(A)	12/19/28	EUR	2,600	9	(58)
6M EURIBOR (S)	Receiving	2.95	(A)	12/29/28	EUR	1,700	6	(45)
6M EURIBOR (S)	Receiving	2.76	(A)	01/03/29	EUR	1,900	(32)	(32)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
6M EURIBOR (S)	Receiving	0.15	(A)	06/17/30	EUR	4,300	22	826
6M EURIBOR (S)	Receiving	3.25	(A)	11/06/33	EUR	1,700	18	(121)
6M EURIBOR (S)	Receiving	3.15	(A)	11/20/33	EUR	1,700	18	(105)
6M EURIBOR (S)	Receiving	3.13	(A)	12/04/33	EUR	1,100	12	(66)
6M EURIBOR (S)	Receiving	2.99	(A)	12/08/33	EUR	1,900	20	(89)
6M EURIBOR (S)	Receiving	2.97	(A)	12/15/33	EUR	2,300	25	(105)
6M EURIBOR (S)	Receiving	2.89	(A)	12/22/33	EUR	2,100	23	(80)
6M EURIBOR (S)	Receiving	3.00	(A)	03/20/34	EUR	20,300	221	(1,276)
6M EURIBOR (S)	Receiving	0.25	(A)	03/18/50	EUR	5,400	103	2,924
6M EURIBOR (S)	Receiving	0.50	(A)	06/17/50	EUR	2,500	50	1,439
6M EURIBOR (S)	Receiving	0.83	(A)	12/09/52	EUR	23,200	126	1,326
6M EURIBOR (S)	Paying	0.55	(A)	08/10/24	EUR	2,700	—	(51)
6M EURIBOR (S)	Paying	0.65	(A)	04/12/27	EUR	8,200	(4)	(487)
6M EURIBOR (S)	Paying	0.65	(A)	05/11/27	EUR	8,200	(5)	(486)
6M EURIBOR (S)	Paying	1.00	(A)	05/13/27	EUR	11,200	(7)	(529)
6M EURIBOR (S)	Paying	1.00	(A)	05/18/27	EUR	5,400	(4)	(258)
6M EURIBOR (S)	Paying	3.37	(A)	10/09/28	EUR	3,000	(8)	134
6M EURIBOR (S)	Paying	3.45	(A)	10/20/28	EUR	2,800	(8)	136
6M EURIBOR (S)	Paying	3.25	(A)	03/20/29	EUR	33,000	(117)	(27)
6M EURIBOR (S)	Paying	2.00	(A)	09/21/32	EUR	25,380	(210)	(1,163)
6M EURIBOR (S)	Paying	2.55	(A)	03/09/33	EUR	5,800	(53)	49
6M EURIBOR (S)	Paying	3.27	(A)	08/21/33	EUR	1,600	(17)	117
Bank of Canada Overnight Repo Rate (S)	Paying	3.75	(S)	12/20/25	CAD	24,900	(30)	347
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	(0.02)	(S)	09/20/28	JPY	12,430,000	41	2,132
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	0.00	(S)	03/15/29	JPY	6,580,000	27	1,413
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	0.40	(A)	06/15/32	JPY	569,400	6	114
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	0.50	(A)	03/15/42	JPY	276,000	12	163
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	0.71	(A)	04/27/42	JPY	130,000	6	83
Bank of Japan Overnight Call Rate TONAR (A)	Paying	0.18	(A)	04/27/27	JPY	520,000	(1)	(16)
BRAZIBOR (A)	Paying	11.16	(A)	01/02/25	BRL	300	—	(1)
BRAZIBOR (A)	Paying	11.35	(A)	01/02/25	BRL	400	—	(1)
BRAZIBOR (A)	Paying	11.14	(A)	01/02/25	BRL	500	—	(2)
BRAZIBOR (A)	Paying	12.15	(A)	01/02/25	BRL	900	—	1
BRAZIBOR (A)	Paying	12.14	(A)	01/02/25	BRL	900	—	1
BRAZIBOR (A)	Paying	12.00	(A)	01/02/25	BRL	1,100	—	—
BRAZIBOR (A)	Paying	12.16	(A)	01/02/25	BRL	1,800	—	2
BRAZIBOR (A)	Paying	12.08	(A)	01/02/25	BRL	1,800	—	1
BRAZIBOR (A)	Paying	9.87	(A)	01/02/26	BRL	6,100	(1)	(4)
BRAZIBOR (A)	Paying	9.91	(A)	01/02/26	BRL	9,500	(2)	(4)
BRAZIBOR (A)	Paying	9.84	(A)	01/02/26	BRL	12,100	(2)	(9)
BRAZIBOR (A)	Paying	10.07	(A)	01/02/26	BRL	18,900	(3)	1
BRAZIBOR (A)	Paying	10.05	(A)	01/02/26	BRL	19,000	(4)	—
BRAZIBOR (A)	Paying	10.02	(A)	01/02/26	BRL	19,200	(4)	(2)
BRAZIBOR (A)	Paying	11.70	(A)	01/04/27	BRL	100	—	1
BRAZIBOR (A)	Paying	11.26	(A)	01/04/27	BRL	300	—	1
BRAZIBOR (A)	Paying	11.25	(A)	01/04/27	BRL	300	—	1
BRAZIBOR (A)	Paying	11.22	(A)	01/04/27	BRL	600	—	2
BRAZIBOR (A)	Paying	11.72	(A)	01/04/27	BRL	600	—	4
BRAZIBOR (A)	Paying	11.87	(A)	01/04/27	BRL	1,600	—	11
BRAZIBOR (A)	Paying	10.00	(A)	01/04/27	BRL	4,300	(1)	1
BRAZIBOR (A)	Paying	10.10	(A)	01/04/27	BRL	7,300	(1)	5
BRAZIBOR (A)	Paying	10.00	(A)	01/04/27	BRL	15,600	(3)	3
BRAZIBOR (A)	Paying	9.96	(A)	01/04/27	BRL	17,500	(3)	1
BRAZIBOR (A)	Paying	10.05	(A)	01/04/27	BRL	29,400	(6)	12
Sterling Overnight Index Average Rate (A)	Receiving	4.25	(A)	03/20/54	GBP	1,600	49	(264)
Sterling Overnight Index Average Rate (A)	Paying	5.00	(A)	03/20/29	GBP	4,000	(14)	—
Sterling Overnight Index Average Rate (A)	Paying	4.32	(A)	10/20/33	GBP	1,000	(11)	107
Sterling Overnight Index Average Rate (A)	Paying	1.06	(A)	02/21/52	GBP	300	(6)	(153)
Sterling Overnight Index Average Rate (A)	Paying	1.10	(A)	02/21/52	GBP	300	(6)	(150)
Sterling Overnight Index Average Rate (A)	Paying	1.18	(A)	02/28/52	GBP	700	(14)	(336)
U.K. Retail Price Index (A)	Paying	4.06	(A)	09/15/31	GBP	1,100	3	(174)
U.K. Retail Price Index (A)	Paying	4.00	(A)	09/15/31	GBP	1,300	3	(210)
U.K. Retail Price Index (A)	Paying	4.07	(A)	09/15/31	GBP	2,200	6	(307)
U.K. Retail Price Index (A)	Paying	4.40	(A)	10/15/31	GBP	1,400	3	(148)
U.K. Retail Price Index (A)	Paying	4.02	(A)	10/15/31	GBP	1,600	4	(246)
U.K. Retail Price Index (A)	Paying	4.14	(A)	10/15/31	GBP	3,100	8	(421)
U.K. Retail Price Index (A)	Paying	4.25	(A)	11/15/31	GBP	3,100	8	(328)
U.S. SOFR (Q)	Receiving	2.50	(S)	12/18/24		2,400	(1)	270
U.S. SOFR (Q)	Receiving	2.50	(S)	12/20/24		1,600	(1)	180
U.S. SOFR (Q)	Receiving	2.50	(S)	12/20/24		11,000	(5)	639

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
U.S. SOFR (A)	Receiving	2.45	(A)	12/25/24	56,400	6	1,281
U.S. SOFR (A)	Receiving	2.35	(A)	01/23/25	28,300	3	645
U.S. SOFR (Q)	Receiving	1.30	(S)	03/16/25	7,600	(2)	623
U.S. SOFR (Q)	Receiving	1.30	(S)	03/18/25	7,600	(2)	624
U.S. SOFR (A)	Receiving	1.60	(A)	01/16/26	22,200	(10)	741
U.S. SOFR (A)	Receiving	2.30	(A)	01/17/26	15,900	(7)	518
U.S. SOFR (Q)	Receiving	0.93	(S)	05/06/26	3,500	(2)	256
U.S. SOFR (Q)	Receiving	0.50	(S)	06/16/26	35,800	(19)	2,749
U.S. SOFR (Q)	Receiving	3.00	(S)	06/19/26	59,100	(68)	9,876
U.S. SOFR (A)	Receiving	3.50	(A)	06/21/26	4,040	(2)	25
U.S. SOFR (Q)	Receiving	1.01	(S)	06/24/26	5,700	(3)	422
U.S. SOFR (Q)	Receiving	1.25	(S)	12/15/26	1,200	(1)	119
U.S. SOFR (Q)	Receiving	1.74	(S)	12/16/26	2,700	(3)	286
U.S. SOFR (Q)	Receiving	1.35	(S)	01/20/27	11,500	(7)	878
U.S. SOFR (Q)	Receiving	1.45	(S)	02/17/27	8,300	(5)	621
U.S. SOFR (Q)	Receiving	1.42	(S)	02/24/27	6,200	(4)	471
U.S. SOFR (A)	Receiving	1.00	(A)	06/15/27	8,220	(4)	433
U.S. SOFR (A)	Receiving	2.00	(A)	12/21/27	2,100	—	(23)
U.S. SOFR (Q)	Receiving	1.24	(S)	05/12/28	1,800	(1)	188
U.S. SOFR (Q)	Receiving	2.25	(S)	06/20/28	2,000	(3)	287
U.S. SOFR (A)	Receiving	3.25	(A)	06/21/28	2,620	—	(4)
U.S. SOFR (A)	Receiving	3.75	(A)	12/20/28	18,400	(3)	(403)
U.S. SOFR (Q)	Receiving	1.50	(S)	01/12/29	1,980	(1)	208
U.S. SOFR (A)	Receiving	4.25	(A)	03/20/29	3,680	1	(16)
U.S. SOFR (A)	Receiving	3.75	(A)	06/20/29	3,200	2	2
U.S. SOFR (A)	Receiving	3.75	(A)	06/20/29	22,200	—	(3)
U.S. SOFR (Q)	Receiving	2.00	(S)	12/10/29	1,800	(1)	360
U.S. SOFR (Q)	Receiving	1.50	(S)	12/18/29	3,600	(1)	657
U.S. SOFR (A)	Receiving	2.00	(A)	12/21/29	6,470	5	(20)
U.S. SOFR (Q)	Receiving	1.75	(S)	01/15/30	5,900	(3)	1,137
U.S. SOFR (Q)	Receiving	2.00	(S)	02/12/30	3,500	(3)	711
U.S. SOFR (Q)	Receiving	2.00	(S)	03/10/30	1,700	(1)	348
U.S. SOFR (Q)	Receiving	1.43	(S)	03/17/30	3,800	(2)	645
U.S. SOFR (Q)	Receiving	1.25	(S)	06/17/30	69,000	3	12,518
U.S. SOFR (A)	Receiving	3.00	(A)	06/21/30	65,870	28	1,199
U.S. SOFR (Q)	Receiving	0.71	(S)	07/28/30	1,700	1	278
U.S. SOFR (A)	Receiving	3.50	(A)	12/20/30	1,630	2	(42)
U.S. SOFR (A)	Receiving	3.50	(A)	12/20/30	51,190	34	(973)
U.S. SOFR (A)	Receiving	4.25	(A)	03/20/31	6,120	8	(31)
U.S. SOFR (Q)	Receiving	0.75	(S)	06/16/31	33,500	13	4,626
U.S. SOFR (Q)	Receiving	1.45	(S)	07/16/31	33,100	7	4,993
U.S. SOFR (A)	Receiving	2.00	(A)	12/21/32	5,540	12	89
U.S. SOFR (A)	Receiving	3.50	(A)	05/22/33	107,380	169	(1,163)
U.S. SOFR (A)	Receiving	3.70	(A)	06/06/33	63,690	101	(579)
U.S. SOFR (A)	Receiving	3.00	(A)	06/21/33	2,820	4	36
U.S. SOFR (A)	Receiving	3.00	(A)	06/21/33	9,880	25	260
U.S. SOFR (A)	Receiving	4.25	(A)	11/22/33	2,400	4	(153)
U.S. SOFR (A)	Receiving	4.03	(A)	12/15/33	2,400	4	(110)
U.S. SOFR (A)	Receiving	3.84	(A)	12/26/33	1,300	2	(40)
U.S. SOFR (A)	Receiving	3.85	(A)	12/29/33	1,200	2	(37)
U.S. SOFR (A)	Receiving	3.75	(A)	01/02/34	1,200	2	(27)
U.S. SOFR (A)	Receiving	3.81	(A)	01/02/34	1,200	2	(33)
U.S. SOFR (A)	Receiving	3.68	(A)	01/03/34	1,200	(21)	(21)
U.S. SOFR (Q)	Receiving	2.00	(S)	01/15/50	500	1	228
U.S. SOFR (Q)	Receiving	1.63	(S)	01/16/50	900	3	383
U.S. SOFR (Q)	Receiving	1.75	(S)	01/22/50	2,300	8	1,003
U.S. SOFR (Q)	Receiving	1.63	(S)	02/03/50	11,500	42	4,896
U.S. SOFR (Q)	Receiving	1.88	(S)	02/07/50	4,300	14	1,921
U.S. SOFR (Q)	Receiving	1.25	(S)	06/16/51	4,800	9	1,143
U.S. SOFR (Q)	Receiving	1.04	(S)	06/28/52	600	3	279
U.S. SOFR (A)	Receiving	2.75	(A)	06/21/53	24,300	144	323
U.S. SOFR (A)	Paying	5.10	(A)	05/24/24	459,490	(11)	142
U.S. SOFR (A)	Paying	5.40	(A)	06/11/24	269,710	18	205
U.S. SOFR (A)	Paying	0.50	(A)	06/15/24	13,600	—	(157)
U.S. SOFR (A)	Paying	4.04	(A)	06/20/24	7,600	—	(46)
U.S. SOFR (A)	Paying	4.06	(A)	06/20/24	30,400	—	(181)
U.S. SOFR (A)	Paying	4.14	(A)	06/26/24	12,700	—	(72)
U.S. SOFR (A)	Paying	2.92	(A)	10/17/24	9,400	1	(151)
U.S. SOFR (A)	Paying	3.02	(A)	10/28/24	3,800	—	(60)
U.S. SOFR (A)	Paying	2.97	(A)	10/31/24	3,700	—	(60)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
U.S. SOFR (A)	Paying	3.14	(A)	10/31/24	3,700	—	(55)
U.S. SOFR (A)	Paying	3.19	(A)	10/31/24	3,700	—	(53)
U.S. SOFR (A)	Paying	3.23	(A)	10/31/24	3,700	—	(52)
U.S. SOFR (A)	Paying	2.84	(A)	11/05/24	3,700	—	(64)
U.S. SOFR (A)	Paying	3.09	(A)	11/12/24	3,700	—	(57)
U.S. SOFR (A)	Paying	2.91	(A)	11/18/24	3,700	—	(64)
U.S. SOFR (A)	Paying	3.75	(A)	11/25/24	7,200	1	(72)
U.S. SOFR (A)	Paying	3.65	(A)	11/26/24	7,200	—	(78)
U.S. SOFR (A)	Paying	3.65	(A)	12/09/24	7,300	1	(80)
U.S. SOFR (A)	Paying	3.75	(A)	12/13/24	7,300	1	(73)
U.S. SOFR (A)	Paying	4.50	(A)	05/22/25	236,990	63	724
U.S. SOFR (A)	Paying	4.90	(A)	06/06/25	139,040	40	645
U.S. SOFR (Q)	Paying	1.38	(S)	01/04/27	34,000	34	(2,539)
U.S. SOFR (Q)	Paying	1.43	(S)	01/18/27	3,400	2	(252)
U.S. SOFR (Q)	Paying	1.44	(S)	01/18/27	3,600	4	(265)
U.S. SOFR (Q)	Paying	1.55	(S)	01/20/27	50,900	35	(3,415)
U.S. SOFR (Q)	Paying	1.58	(S)	02/16/27	3,500	2	(248)
U.S. SOFR (Q)	Paying	1.70	(S)	02/17/27	33,200	26	(2,111)
U.S. SOFR (Q)	Paying	1.65	(S)	02/24/27	20,600	15	(1,350)
U.S. SOFR (A)	Paying	1.57	(A)	02/28/27	2,200	1	(141)
U.S. SOFR (A)	Paying	1.79	(A)	05/03/27	2,700	1	(162)
U.S. SOFR (A)	Paying	2.85	(A)	08/30/27	3,300	1	(91)
U.S. SOFR (A)	Paying	3.05	(A)	09/07/27	1,600	1	(33)
U.S. SOFR (A)	Paying	2.96	(A)	10/04/27	2,460	1	(59)
U.S. SOFR (Q)	Paying	0.50	(S)	06/16/28	19,903	3	(1,606)
U.S. SOFR (A)	Paying	3.25	(A)	06/21/28	13,500	3	(1)
U.S. SOFR (Q)	Paying	1.50	(S)	12/15/28	10,460	7	(1,324)
U.S. SOFR (Q)	Paying	1.70	(S)	01/12/29	7,200	6	(663)
U.S. SOFR (Q)	Paying	1.52	(S)	01/20/29	1,000	1	(105)
U.S. SOFR (Q)	Paying	1.63	(S)	01/26/29	1,700	1	(170)
U.S. SOFR (A)	Paying	1.00	(A)	06/15/29	127,110	(12)	(10,590)
U.S. SOFR (A)	Paying	1.75	(A)	06/15/29	1,230	(1)	26
U.S. SOFR (A)	Paying	3.05	(A)	09/08/29	1,600	—	(38)
U.S. SOFR (A)	Paying	3.10	(A)	09/09/29	1,600	—	(34)
U.S. SOFR (A)	Paying	3.47	(A)	02/22/30	4,500	(1)	(9)
U.S. SOFR (A)	Paying	3.34	(A)	02/23/30	3,800	(1)	(34)
U.S. SOFR (A)	Paying	3.53	(A)	03/02/30	1,600	—	2
U.S. SOFR (A)	Paying	3.50	(A)	06/22/30	12,600	(5)	—
U.S. SOFR (Q)	Paying	1.00	(S)	12/16/30	14,824	(6)	(2,777)
U.S. SOFR (Q)	Paying	0.75	(S)	06/16/31	59,600	(50)	(6,553)
U.S. SOFR (Q)	Paying	1.50	(S)	10/05/31	2,100	(1)	(318)
U.S. SOFR (Q)	Paying	1.54	(S)	10/15/31	2,000	—	(299)
U.S. SOFR (Q)	Paying	1.54	(S)	10/22/31	1,400	—	(209)
U.S. SOFR (Q)	Paying	1.74	(S)	01/12/32	1,300	—	(181)
U.S. SOFR (Q)	Paying	1.66	(S)	01/24/32	1,700	—	(247)
U.S. SOFR (Q)	Paying	2.00	(S)	02/18/32	3,100	1	(378)
U.S. SOFR (A)	Paying	3.05	(A)	09/06/32	2,500	(3)	(81)
U.S. SOFR (A)	Paying	3.40	(A)	02/23/33	2,810	(4)	(18)
U.S. SOFR (A)	Paying	3.45	(A)	03/07/33	4,500	(7)	(12)
U.S. SOFR (A)	Paying	3.50	(A)	06/21/33	8,400	(14)	10
U.S. SOFR (A)	Paying	3.75	(A)	07/12/33	4,200	(7)	90
U.S. SOFR (A)	Paying	3.73	(A)	08/03/33	1,400	(2)	28
U.S. SOFR (A)	Paying	3.76	(A)	08/23/33	4,600	(8)	103
U.S. SOFR (A)	Paying	3.80	(A)	08/30/33	2,300	(4)	59
U.S. SOFR (A)	Paying	3.90	(A)	08/30/33	2,200	(4)	74
U.S. SOFR (A)	Paying	4.03	(A)	10/04/33	4,700	(8)	211
U.S. SOFR (A)	Paying	4.18	(A)	10/10/33	2,300	(4)	131
U.S. SOFR (A)	Paying	4.15	(A)	10/12/33	2,300	(4)	126
U.S. SOFR (A)	Paying	4.22	(A)	10/20/33	2,300	(4)	140
U.S. SOFR (A)	Paying	4.45	(A)	10/31/33	1,400	(2)	112
U.S. SOFR (A)	Paying	4.45	(A)	11/01/33	3,500	(6)	280
U.S. SOFR (A)	Paying	3.50	(A)	12/20/33	900	(3)	26
U.S. SOFR (A)	Paying	3.50	(A)	12/20/33	8,320	(14)	332
U.S. SOFR (Q)	Paying	1.59	(S)	02/09/51	12,800	(51)	(4,575)
U.S. SOFR (Q)	Paying	1.82	(S)	01/24/52	300	(1)	(96)
U.S. SOFR (Q)	Paying	1.87	(S)	01/26/52	300	(1)	(94)
U.S. SOFR (A)	Paying	3.08	(A)	02/23/53	1,200	(7)	(57)
U.S. SOFR (A)	Paying	3.37	(A)	07/12/53	2,900	(18)	21
U.S. SOFR (A)	Paying	3.83	(A)	10/12/53	700	(5)	66
U.S. SOFR (A)	Paying	3.88	(A)	10/16/53	700	(5)	72

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Income Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
U.S. SOFR (A)	Paying	3.87	(A)	10/17/53	800	(5)	81
						735	17,654

JNL/PIMCO Income Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
AT&T Inc. (Q)	0.56	1.00	12/20/25	(500)	4	—	(2)
AT&T Inc. (Q)	1.05	1.00	06/20/28	(3,700)	38	(2)	76
CDX.EM.31.V3 (Q)	0.12	1.00	06/20/24	(4,472)	18	(1)	76
CDX.EM.32.V4 (Q)	0.25	1.00	12/20/24	(1,275)	9	—	30
CDX.EM.34.V3 (Q)	2.05	1.00	12/20/25	(2,944)	(59)	—	74
CDX.EM.36.V3 (Q)	1.21	1.00	12/20/26	(13,064)	(83)	(4)	498
CDX.EM.38 (Q)	1.44	1.00	12/20/27	(1,600)	(26)	—	110
CDX.EM.39 (Q)	1.49	1.00	06/20/28	(900)	(18)	—	43
CDX.EM.40 (Q)	2.26	1.00	12/20/28	(7,900)	(229)	(3)	164
CDX.NA.HY.34.V12 (Q)	1.76	5.00	06/20/25	(356)	16	—	(11)
CDX.NA.HY.35.V4 (Q)	1.92	5.00	12/20/25	(194)	11	—	(6)
CDX.NA.HY.36.V4 (Q)	2.22	5.00	06/20/26	(9,118)	579	(5)	(270)
CDX.NA.HY.37.V4 (Q)	2.40	5.00	12/20/26	(2,716)	190	(2)	42
CDX.NA.HY.39.V3 (Q)	3.20	5.00	12/20/27	(490)	30	—	36
CDX.NA.HY.40.V2 (Q)	3.34	5.00	06/20/28	(297)	18	—	12
CDX.NA.HY.41 (Q)	4.79	5.00	12/20/28	(43,065)	2,512	(37)	2,101
CDX.NA.IG.41 (Q)	0.74	1.00	12/20/28	(38,000)	737	(14)	211
EADS Finance (Q)	0.31	1.00	06/20/26	(6,500)	120	(1)	(47)
EADS Finance (Q)	0.46	1.00	06/20/28	(100)	3	—	—
Ford Motor Credit Company LLC (Q)	0.84	5.00	06/20/25	(600)	36	(1)	5
Ford Motor Credit Company LLC (Q)	0.96	5.00	12/20/25	(900)	68	—	35
General Electric Company (Q)	0.29	1.00	06/20/26	(4,500)	76	(1)	23
Rolls-Royce Group PLC (Q)	0.52	1.00	12/20/25	(4,400)	44	(1)	490
Rolls-Royce Group PLC (Q)	0.78	1.00	12/20/26	(1,300)	9	—	65
Rolls-Royce Group PLC (Q)	0.86	1.00	06/20/27	(1,500)	8	(1)	155
Verizon Communications Inc. (Q)	0.46	1.00	12/20/24	(2,400)	13	—	6
Verizon Communications Inc. (Q)	0.71	1.00	06/20/28	(3,900)	48	—	54
Verizon Communications Inc. (Q)	1.07	1.00	12/20/28	(900)	10	—	13
					4,182	(73)	3,983

JNL/PIMCO Income Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Interest Rate Swaptions
3M LIBOR, 01/23/34	BOA	Call	3.29	01/19/24	700,000	700	(2)
3M LIBOR, 01/24/34	CIT	Call	3.24	01/22/24	2,300,000	2,300	(7)
3M LIBOR, 04/04/25	CIT	Call	2.69	04/02/24	2,000,000	2,000	—
3M LIBOR, 04/10/25	DUB	Call	2.79	04/08/24	3,200,000	3,200	(1)
3M LIBOR, 01/08/34	GSC	Call	3.65	01/04/24	2,300,000	2,300	(35)
3M LIBOR, 01/09/34	GSC	Call	3.59	01/05/24	2,400,000	2,400	(28)
3M LIBOR, 01/09/34	GSC	Call	3.56	01/05/24	2,400,000	2,400	(23)
3M LIBOR, 01/18/34	GSC	Call	3.30	01/16/24	2,300,000	2,300	(7)
3M LIBOR, 01/23/34	GSC	Call	3.29	01/19/24	1,200,000	1,200	(4)
3M LIBOR, 01/24/34	GSC	Call	3.22	01/22/24	2,300,000	2,300	(6)
3M LIBOR, 04/04/25	GSC	Call	2.70	04/02/24	12,000,000	12,000	(2)
3M LIBOR, 04/10/25	GSC	Call	2.72	04/08/24	4,000,000	4,000	(1)
3M LIBOR, 01/17/34	JPM	Call	3.60	01/12/24	1,200,000	1,200	(17)
3M LIBOR, 01/22/34	JPM	Call	3.35	01/18/24	1,200,000	1,200	(6)
3M LIBOR, 01/31/34	JPM	Call	3.17	01/29/24	1,200,000	1,200	(3)
3M LIBOR, 01/23/34	BOA	Put	3.74	01/19/24	700,000	700	(1)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Income Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Contracts[1]	Notional[1]		Value ($)
3M LIBOR, 01/24/34	CIT	Put	3.69	01/22/24	2,300,000		2,300	(7)
3M LIBOR, 04/04/25	CIT	Put	2.69	04/02/24	2,000,000		2,000	(32)
3M LIBOR, 04/10/25	DUB	Put	2.79	04/08/24	3,200,000		3,200	(47)
3M LIBOR, 01/09/34	GSC	Put	4.01	01/05/24	2,400,000		2,400	—
3M LIBOR, 01/09/34	GSC	Put	4.04	01/05/24	2,400,000		2,400	—
3M LIBOR, 01/18/34	GSC	Put	3.75	01/16/24	2,300,000		2,300	(3)
3M LIBOR, 01/23/34	GSC	Put	3.74	01/19/24	1,200,000		1,200	(2)
3M LIBOR, 01/24/34	GSC	Put	3.67	01/22/24	2,300,000		2,300	(8)
3M LIBOR, 04/04/25	GSC	Put	2.70	04/02/24	12,000,000		12,000	(189)
3M LIBOR, 04/10/25	GSC	Put	2.72	04/08/24	4,000,000		4,000	(61)
3M LIBOR, 01/17/34	JPM	Put	4.05	01/12/24	1,200,000		1,200	—
3M LIBOR, 01/22/34	JPM	Put	3.75	01/18/24	1,200,000		1,200	(2)
3M LIBOR, 01/31/34	JPM	Put	3.62	01/29/24	1,200,000		1,200	(7)
6M LIBOR, 01/09/34	CIT	Call	2.59	01/05/24	1,600,000	EUR	1,600	(18)
6M LIBOR, 01/22/34	CIT	Call	2.31	01/18/24	1,000,000	EUR	1,000	(3)
6M LIBOR, 01/10/29	GSC	Call	2.44	01/08/24	2,600,000	EUR	2,600	(10)
6M LIBOR, 01/08/34	JPM	Call	2.65	01/04/24	2,300,000	EUR	2,300	(37)
6M LIBOR, 01/16/34	JPM	Call	2.49	01/12/24	1,700,000	EUR	1,700	(10)
6M LIBOR, 01/09/34	CIT	Put	2.96	01/05/24	1,600,000	EUR	1,600	—
6M LIBOR, 01/22/34	CIT	Put	2.70	01/18/24	1,000,000	EUR	1,000	(2)
6M LIBOR, 01/10/29	GSC	Put	2.86	01/08/24	2,600,000	EUR	2,600	—
6M LIBOR, 01/08/34	JPM	Put	3.03	01/04/24	2,300,000	EUR	2,300	—
6M LIBOR, 01/16/34	JPM	Put	2.89	01/12/24	1,700,000	EUR	1,700	—
								(581)
Options on Securities
Federal National Mortgage Association, Inc, 5.00%, 01/15/2054	BOA	Call	97.89	01/09/24	5,000,000		4,895	(57)
Federal National Mortgage Association, Inc, 6.00%, 02/15/2054	BOA	Call	101.09	02/06/24	4,000,000		4,044	(32)
Federal National Mortgage Association, Inc, 6.00%, 02/15/2054	JPM	Call	101.23	02/06/24	3,000,000		3,037	(22)
Federal National Mortgage Association, Inc, 6.00%, 02/15/2054	JPM	Put	99.23	02/06/24	3,000,000		2,977	(2)
								(113)

JNL/PIMCO Income Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	GSC	02/02/24	BRL	149,219	30,665	1,450
EUR/USD	GSC	01/09/24	EUR	972	1,073	(2)
GBP/USD	CIT	01/09/24	GBP	873	1,113	2
HUF/USD	GSC	01/04/24	HUF	633	2	—
IDR/USD	CIT	03/20/24	IDR	105,405,704	6,839	3
IDR/USD	GSC	03/20/24	IDR	19,918,637	1,293	(5)
IDR/USD	GSC	03/20/24	IDR	30,682,663	1,991	—
IDR/USD	JPM	03/20/24	IDR	47,007,200	3,050	6
INR/USD	JPM	02/29/24	INR	595,356	7,141	14
JPY/USD	GSC	01/09/24	JPY	3,140,200	22,293	969
MXN/USD	CIT	01/31/24	MXN	9,655	566	14
MXN/USD	GSC	01/31/24	MXN	191,330	11,210	299
TRY/USD	GSC	01/02/24	TRY	8,991	305	2
TRY/USD	BCL	01/10/24	TRY	11,152	376	2
TRY/USD	BCL	01/17/24	TRY	14,792	495	—
TRY/USD	BCL	01/19/24	TRY	20,415	683	1
TRY/USD	BCL	01/31/24	TRY	15,152	501	6
TRY/USD	GSC	01/31/24	TRY	49,026	1,620	23
TRY/USD	BCL	02/01/24	TRY	25,118	830	5
TRY/USD	GSC	02/08/24	TRY	9,294	305	1
TRY/USD	BCL	02/12/24	TRY	37,685	1,232	(5)
TRY/USD	JPM	02/13/24	TRY	10,670	348	(1)
TRY/USD	BCL	02/14/24	TRY	14,171	462	(2)
TRY/USD	BCL	03/01/24	TRY	23,884	767	2
TRY/USD	BCL	03/15/24	TRY	25,839	819	(8)
TRY/USD	GSC	03/20/24	TRY	6,321	200	(2)
TRY/USD	GSC	03/21/24	TRY	10,103	319	(3)
TRY/USD	BCL	03/22/24	TRY	12,634	398	(4)
TRY/USD	BCL	03/27/24	TRY	20,350	638	(7)
TRY/USD	BCL	03/29/24	TRY	18,875	590	(4)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Income Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
TRY/USD	BCL	04/09/24	TRY	22,448	695	(9)
TRY/USD	BCL	04/15/24	TRY	7,476	230	(2)
TRY/USD	BCL	04/19/24	TRY	10,853	333	(4)
TRY/USD	BCL	04/22/24	TRY	15,026	460	(4)
TRY/USD	BCL	04/24/24	TRY	53,355	1,630	(18)
TRY/USD	BCL	04/26/24	TRY	29,640	904	(12)
USD/AUD	JPM	01/09/24	AUD	(2,117)	(1,443)	(40)
USD/CHF	CIT	01/09/24	CHF	(627)	(746)	(27)
USD/CNY	JPM	03/26/24	CNY	(414)	(59)	(1)
USD/EUR	BCL	01/09/24	EUR	(684)	(755)	(6)
USD/EUR	CIT	01/09/24	EUR	(77,868)	(85,985)	(1,051)
USD/GBP	CIT	01/09/24	GBP	(33,954)	(43,281)	(307)
USD/HUF	CIT	01/04/24	HUF	(19,144)	(55)	(1)
USD/HUF	JPM	01/04/24	HUF	(823,558)	(2,374)	(29)
USD/HUF	JPM	01/04/24	HUF	(2)	—	—
USD/IDR	BOA	03/20/24	IDR	(94,687,623)	(6,144)	(4)
USD/MXN	BCL	01/31/24	MXN	(124,460)	(7,292)	(495)
USD/MXN	CIT	01/31/24	MXN	(263,833)	(15,459)	(508)
USD/MXN	CIT	01/31/24	MXN	(291)	(17)	—
USD/MXN	DUB	01/31/24	MXN	(30,013)	(1,759)	(76)
USD/MXN	JPM	01/31/24	MXN	(4,104)	(240)	(20)
USD/PEN	CIT	03/20/24	PEN	(3,407)	(919)	(14)
USD/TRY	BCL	02/08/24	TRY	(63)	(2)	—
USD/TWD	JPM	03/20/24	TWD	(214,433)	(7,052)	(155)
USD/ZAR	BOA	01/19/24	ZAR	(263,624)	(14,390)	(677)
USD/ZAR	DUB	01/19/24	ZAR	(81,622)	(4,455)	(170)
USD/ZAR	GSC	01/19/24	ZAR	(17,693)	(966)	(6)
ZAR/USD	CIT	01/17/24	ZAR	18,233	995	3
					(90,022)	(877)

JNL/PIMCO Income Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
Presidencia Da Republica (Q)	CIT	0.58	1.00	06/20/26	(7,200)	74	(245)	319
Presidencia Da Republica (Q)	CIT	0.27	1.00	12/20/24	(700)	5	(12)	17
Presidencia Da Republica (Q)	GSC	0.27	1.00	12/20/24	(500)	3	(8)	11
Presidencia Da Republica (Q)	GSC	0.58	1.00	06/20/26	(10,600)	109	(360)	469
CDX.NA.HY.33.V13 (Q)	CIT	0.08	5.00	12/20/24	(13,559)	662	2,258	(1,596)
CMBX.NA.AAA.10 (M)	GSC	0.00	0.50	11/17/59	(36,500)	(3)	(328)	325
CMBX.NA.AAA.11 (M)	GSC	0.00	0.50	11/18/54	(7,500)	(13)	(41)	28
CMBX.NA.AAA.11 (M)	GSC	0.00	0.50	11/18/54	(7,800)	(13)	60	(73)
CMBX.NA.AAA.13 (M)	GSC	0.00	0.50	12/16/72	(79,500)	(533)	(1,365)	832
CMBX.NA.AAA.6 (M)	GSC	0.00	0.50	05/11/63	(16)	—	—	—
CMBX.NA.AAA.9 (M)	GSC	0.00	0.50	09/17/58	(23,937)	14	48	(34)
Departamento Administrativo De La Presidencia De La Republica (Q)	BCL	0.77	1.00	12/20/26	(1,000)	6	(47)	53
Departamento Administrativo De La Presidencia De La Republica (Q)	CIT	0.99	1.00	06/20/27	(200)	—	(7)	7
Departamento Administrativo De La Presidencia De La Republica (Q)	GSC	2.36	1.00	06/20/27	(300)	—	(11)	11
Departamento Administrativo De La Presidencia De La Republica (Q)	GSC	1.15	1.00	12/20/27	(100)	(1)	(9)	8
Departamento Administrativo De La Presidencia De La Republica (Q)	JPM	2.36	1.00	06/20/27	(300)	—	(12)	12
Gobierno Federal de los Estados Unidos Mexicanos (Q)	CIT	0.11	1.00	06/20/24	(3,300)	16	(56)	72
Gobierno Federal de los Estados Unidos Mexicanos (Q)	GSC	0.15	1.00	12/20/24	(1,500)	13	(12)	25
South Africa, Parliament of (Q)	DUB	1.25	1.00	12/20/26	(1,200)	(8)	(53)	45
South Africa, Parliament of (Q)	GSC	0.32	1.00	06/20/24	(600)	2	(25)	27
Turkiye Cumhuriyeti Basbakanlik (Q)	BOA	5.91	1.00	12/20/24	(700)	3	(78)	81
Turkiye Cumhuriyeti Basbakanlik (Q)	BCL	0.61	1.00	12/20/24	(500)	2	(61)	63
Turkiye Cumhuriyeti Basbakanlik (Q)	BCL	0.61	1.00	12/20/24	(1,810)	8	(224)	232
Turkiye Cumhuriyeti Basbakanlik (Q)	CIT	0.61	1.00	12/20/24	(100)	1	(10)	11
Turkiye Cumhuriyeti Basbakanlik (Q)	DUB	0.61	1.00	12/20/24	(200)	1	(23)	24
Turkiye Cumhuriyeti Basbakanlik (Q)	GSC	0.25	1.00	06/20/24	(200)	—	(19)	19
Turkiye Cumhuriyeti Basbakanlik (Q)	GSC	0.61	1.00	12/20/24	(1,300)	6	(146)	152
					(201,122)	354	(786)	1,140

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PIMCO Income Fund
Assets - Securities
Government And Agency Obligations	—	1,278,640	—	1,278,640
Non-U.S. Government Agency Asset-Backed Securities	—	679,370	169	679,539
Corporate Bonds And Notes	—	203,557	1,381	204,938
Senior Floating Rate Instruments	—	40,192	22,271	62,463
Common Stocks	1,649	127	16,693	18,469
Warrants	—	—	3	3
Short Term Investments	5,387	7,633	—	13,020
	7,036	2,209,519	40,517	2,257,072
Liabilities - Securities
Government And Agency Obligations	—	(18,038)	—	(18,038)
	—	(18,038)	—	(18,038)
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	2,106	—	—	2,106
Centrally Cleared Interest Rate Swap Agreements	—	75,730	—	75,730
Centrally Cleared Credit Default Swap Agreements	—	4,319	—	4,319
Open Forward Foreign Currency Contracts	—	2,802	—	2,802
OTC Credit Default Swap Agreements	—	2,843	—	2,843
	2,106	85,694	—	87,800
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(7,119)	—	—	(7,119)
Centrally Cleared Interest Rate Swap Agreements	—	(58,076)	—	(58,076)
Centrally Cleared Credit Default Swap Agreements	—	(336)	—	(336)
OTC Written Options	—	(694)	—	(694)
Open Forward Foreign Currency Contracts	—	(3,679)	—	(3,679)
OTC Credit Default Swap Agreements	—	(1,703)	—	(1,703)
	(7,119)	(64,488)	—	(71,607)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/PIMCO Investment Grade Credit Bond Fund
CORPORATE BONDS AND NOTES 75.5%
Financials 31.0%
AerCap Ireland Capital Designated Activity Company
4.45%, 04/03/26	600	589
AIA Group Limited
3.60%, 04/09/29 (a)	1,200	1,134
AIB Group Public Limited Company
4.26%, 04/10/25 (a)	600	597
Ally Financial Inc.
5.80%, 05/01/25	1,500	1,503
4.75%, 06/09/27	400	386
6.99%, 06/13/29	500	516
6.85%, 01/03/30	800	823
Antares Holdings LP
3.95%, 07/15/26 (a)	300	279
3.75%, 07/15/27 (a)	1,250	1,126
7.95%, 08/11/28 (a)	600	621
Arch Capital Group Ltd.
3.64%, 06/30/50	615	471
Ares Finance Co. II LLC
3.25%, 06/15/30 (a)	1,200	1,062
Ares Finance Co. III LLC
4.13%, 06/30/51 (a)	500	424
Ares Management Corporation
6.38%, 11/10/28	800	842
Assured Guaranty US Holdings Inc.
6.13%, 09/15/28	500	524
3.60%, 09/15/51	1,700	1,220
Aviation Capital Group LLC
4.38%, 01/30/24 (a)	200	200
5.50%, 12/15/24 (a)	600	597
3.50%, 11/01/27 (a)	1,532	1,412
Avolon Holdings Funding Limited
4.25%, 04/15/26 (a)	700	677
2.53%, 11/18/27 (a)	2,826	2,509
AXIS Specialty Finance PLC
4.00%, 12/06/27	700	672
Banco Bilbao Vizcaya Argentaria, S.A.
1.13%, 09/18/25 (b)	4,000	3,735
Banco Santander, S.A.
3.49%, 05/28/30 (b) (c)	4,600	4,134
Bank of America Corporation
4.30%, (100, 01/28/25) (d)	2,700	2,545
5.13%, (100, 06/20/24) (d)	1,600	1,577
2.46%, 10/22/25 (c)	2,100	2,046
3.82%, 01/20/28	5,600	5,384
3.42%, 12/20/28	631	594
3.97%, 02/07/30	7,000	6,638
2.69%, 04/22/32	2,900	2,449
4.57%, 04/27/33	1,900	1,812
Barclays PLC
2.85%, 05/07/26 (b)	1,400	1,349
6.69%, 09/13/34 (b)	1,100	1,175
BGC Group, Inc.
4.38%, 12/15/25 (e)	700	672
8.00%, 05/25/28 (e)	700	728
Blackstone Holdings Finance Co. L.L.C.
1.50%, 04/10/29, EUR (a)	800	798
Blackstone Inc.
2.50%, 01/10/30 (a)	5,700	4,865
5.00%, 06/15/44 (a)	300	275
Blue Owl Finance LLC
4.13%, 10/07/51 (a)	3,400	2,283
BNP Paribas
7.00%, (100, 08/16/28) (a) (b) (d)	200	197
8.50%, (100, 08/14/28) (a) (b) (d)	200	209
2.82%, 11/19/25 (a) (b)	5,500	5,362
4.40%, 08/14/28 (a)	900	877
Boral Finance Pty Limited
3.75%, 05/01/28 (a)	338	313
BPCE
6.61%, 10/19/27 (a)	900	927
Brookfield Capital Finance LLC
6.09%, 06/14/33 (c)	300	313
Brookfield Financial, Inc.
3.90%, 01/25/28	2,000	1,926
4.35%, 04/15/30	600	578
Cantor Fitzgerald, L.P.
7.20%, 12/12/28 (a)	1,500	1,538
Capital Farm Credit ACA
5.00%, (100, 03/15/26) (d)	3,200	2,904
Capital One Financial Corporation
3.95%, (100, 09/01/26) (d)	1,700	1,367
Carlyle Finance LLC
3.50%, 09/19/29 (a)	500	467
Citigroup Inc.
4.15%, (100, 11/15/26) (d)	4,400	3,787
5.49%, 12/04/26	3,700	3,769
Citizens Bank, National Association
3.75%, 02/18/26	600	570
Citizens Financial Group, Inc.
4.00%, (100, 10/06/26) (d)	800	631
CNA Financial Corporation
2.05%, 08/15/30	300	250
5.50%, 06/15/33	900	928
CoBank, ACB
4.25%, (100, 01/01/27) (a) (d)	2,200	1,757
Constellation Insurance, Inc.
6.80%, 01/24/30 (a) (e) (f)	2,600	2,463
Cooperatieve Rabobank U.A.
3.75%, 07/21/26	1,000	959
Corebridge Financial, Inc.
3.85%, 04/05/29	3,000	2,831
Credit Agricole SA
6.32%, 10/03/29 (a)	900	943
Daimler Trucks Finance North America LLC
6.08%, (SOFR + 0.75%), 12/13/24 (a) (g)	4,700	4,701
Danske Bank A/S
3.24%, 12/20/25 (a)	1,000	975
Deutsche Bank Aktiengesellschaft
2.13%, 11/24/26	3,400	3,183
Discover Financial Services
6.13%, (100, 06/23/25) (d)	2,100	2,033
DrillCo Holding Lux S.A.
7.50%, 06/15/30 (h)	13	12
7.50%, 06/15/30 (a)	51	47
Erste Group Bank AG
4.25%, (100, 10/15/27), EUR (d) (h)	2,000	1,887
Export-Import Bank of India
3.25%, 01/15/30 (a)	600	547
FactSet Research Systems Inc.
2.90%, 03/01/27	900	842
Fairfax Financial Holdings Limited
2.75%, 03/29/28, EUR (a)	600	631
4.63%, 04/29/30	1,900	1,827
Fidelity National Financial, Inc.
3.20%, 09/17/51	400	255
Ford Motor Credit Company LLC
3.38%, 11/13/25	300	287
4.39%, 01/08/26	237	230
Franklin Resources, Inc.
2.95%, 08/12/51	2,400	1,535
Freedom Mortgage Corporation
6.63%, 01/15/27 (a)	1,200	1,143
12.00%, 10/01/28 (a)	800	872
FS KKR Capital Corp.
7.88%, 01/15/29	1,400	1,481
GE Capital Funding LLC
4.55%, 05/15/32	537	527
Global Atlantic Financial Company
3.13%, 06/15/31 (a)	1,700	1,392
Global Payments Inc.
2.90%, 05/15/30	500	439
5.40%, 08/15/32	500	505
4.15%, 08/15/49	500	399
5.95%, 08/15/52	600	612
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Globe Life Inc.
2.15%, 08/15/30	2,100	1,755
Golub Capital BDC, Inc.
7.05%, 12/05/28	400	419
High Street Funding Trust I
4.11%, 02/15/28 (a)	100	95
HSBC Holdings PLC
6.50%, (100, 03/23/28) (b) (d)	1,500	1,442
2.63%, 11/07/25 (b)	1,200	1,171
3.90%, 05/25/26 (b)	600	582
4.29%, 09/12/26 (b)	900	879
4.04%, 03/13/28 (b)	200	193
4.58%, 06/19/29 (b)	1,100	1,068
2.85%, 06/04/31 (b)	2,500	2,150
2.36%, 08/18/31 (b)	2,600	2,156
J.P. Morgan Chase & Co.
4.00%, (100, 04/01/25) (d)	4,700	4,413
4.60%, (100, 02/01/25) (d)	2,300	2,202
5.00%, (100, 08/01/24) (d)	700	695
6.10%, (100, 10/01/24) (d)	900	896
2.30%, 10/15/25 (c)	200	195
3.78%, 02/01/28	7,000	6,764
2.74%, 10/15/30	2,900	2,575
1.95%, 02/04/32	1,800	1,464
5.35%, 06/01/34	1,500	1,522
J.P. Morgan Chase Bank, National Association
5.11%, 12/08/26	1,000	1,009
JAB Holdings B.V.
2.20%, 11/23/30 (a)	686	552
Jefferies Financial Group Inc.
5.88%, 07/21/28	1,175	1,205
Lazard Group LLC
4.50%, 09/19/28	1,200	1,170
4.38%, 03/11/29	278	269
LeasePlan Corporation N.V.
2.88%, 10/24/24 (a)	5,300	5,187
Lloyds Banking Group PLC
2.44%, 02/05/26 (b)	600	580
Marsh & Mclennan Companies, Inc.
5.70%, 09/15/53	700	761
Mitsubishi UFJ Financial Group Inc
1.41%, 07/17/25	9,800	9,256
Mizuho Financial Group, Inc.
1.98%, 09/08/31	1,900	1,553
Moody's Corporation
2.00%, 08/19/31	700	582
3.25%, 05/20/50	1,000	741
Morgan Stanley
5.88%, (100, 09/15/26) (d)	700	667
6.14%, 10/16/26	1,000	1,018
6.30%, 10/18/28	1,000	1,048
5.12%, 02/01/29	4,700	4,719
6.41%, 11/01/29	2,500	2,650
1.79%, 02/13/32	1,500	1,197
2.24%, 07/21/32	1,600	1,308
MSCI Inc.
3.25%, 08/15/33 (a)	200	167
Nasdaq, Inc.
5.55%, 02/15/34 (e)	300	311
National Rural Utilities Cooperative Finance Corporation
2.40%, 03/15/30	1,600	1,390
Nationwide Building Society
10.25%, GBP (d)	219	359
6.56%, 10/18/27 (a)	1,800	1,862
Nationwide Financial Services, Inc.
3.90%, 11/30/49 (a)	500	392
NatWest Group PLC
4.60%, (100, 06/28/31) (b) (d)	1,300	978
4.27%, 03/22/25 (b)	1,400	1,395
5.08%, 01/27/30 (b)	200	196
Nippon Life Insurance Company of America
3.40%, 01/23/50 (a)	600	530
Nomura Holdings, Inc.
1.85%, 07/16/25	1,300	1,231
5.84%, 01/18/28	2,000	2,045
2.17%, 07/14/28	1,900	1,667
Nykredit Realkredit A/S
1.00%, 10/01/50, DKK (h)	93	11
1.50%, 10/01/53, DKK (h)	15,726	1,871
OneMain Finance Corporation
7.88%, 03/15/30	900	928
Pacific LifeCorp
3.35%, 09/15/50 (a)	400	288
Protective Life Corporation
4.30%, 09/30/28 (a)	1,000	973
Reinsurance Group of America, Incorporated
3.95%, 09/15/26	600	583
Rexford Industrial Realty, L.P.
2.13%, 12/01/30	900	731
Rio Oil Finance Trust
9.75%, 01/06/27 (a) (f)	92	96
Santander Holdings USA, Inc.
3.24%, 10/05/26 (c)	2,200	2,073
4.40%, 07/13/27	100	97
Santander UK Group Holdings PLC
1.53%, 08/21/26 (b)	2,100	1,960
SB Capital S.A.
0.00%, 05/23/49 - 10/29/49 (h) (i) (j) (k)	5,700	—
Societe Generale
1.49%, 12/14/26 (a)	900	829
6.69%, 01/10/34 (a) (b)	1,200	1,267
Standard Chartered PLC
3.79%, 05/21/25 (a)	1,000	992
2.82%, 01/30/26 (a)	1,600	1,548
Stichting AK Rabobank Certificaten II
6.50%, EUR (d) (f) (g) (h)	630	697
Stifel Financial Corp.
4.00%, 05/15/30	900	819
Sumitomo Mitsui Financial Group, Inc.
1.47%, 07/08/25	1,100	1,041
2.13%, 07/08/30	2,700	2,274
Sumitomo Mitsui Trust Bank, Limited
1.05%, 09/12/25 (a)	1,700	1,587
SVB Financial Group
0.00%, (100, 11/15/26) (d) (i) (j)	2,600	23
Synchrony Financial
3.95%, 12/01/27	2,000	1,875
The Charles Schwab Corporation
4.00%, (100, 12/01/30) (d)	2,300	1,804
5.00%, (100, 12/01/27) (d)	900	758
6.20%, 11/17/29	400	419
The Goldman Sachs Group, Inc.
7.50%, (100, 02/10/29) (d)	700	731
7.40%, (3 Month Term SOFR + 2.01%), 10/28/27 (f) (g)	4,100	4,165
3.69%, 06/05/28	400	382
4.22%, 05/01/29	2,400	2,321
2.38%, 07/21/32	2,300	1,888
The Hanover Insurance Group, Inc.
2.50%, 09/01/30	500	408
The PNC Financial Services Group, Inc.
3.40%, (100, 09/15/26) (d)	1,500	1,205
6.25%, (100, 03/15/30) (d)	800	748
Truist Financial Corporation
5.10%, (100, 03/01/30) (d)	1,000	898
UBS Group AG
4.38%, (100, 02/10/31) (a) (d)	2,600	2,058
3.75%, 03/26/25 (b)	800	784
2.59%, 09/11/25 (a) (b)	1,700	1,663
4.55%, 04/17/26 (b)	700	690
3.87%, 01/12/29 (a) (b)	700	657
6.54%, 08/12/33 (a) (b)	4,250	4,525
5.96%, 01/12/34 (a) (b)	1,900	1,956
UniCredit S.p.A.
7.30%, 04/02/34 (a) (b) (c)	1,300	1,333
Wells Fargo & Company
7.63%, (100, 09/15/28) (c) (d)	700	735
2.41%, 10/30/25	800	779
2.16%, 02/11/26	1,375	1,324

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
4.54%, 08/15/26	1,200	1,188
3.53%, 03/24/28	700	668
3.58%, 05/22/28	4,800	4,578
2.39%, 06/02/28 (c)	7,200	6,595
5.57%, 07/25/29	500	511
5.56%, 07/25/34	300	305
Willis North America Inc.
2.95%, 09/15/29	1,500	1,345
		274,086
Utilities 9.0%
Adani Electricity Mumbai Limited
3.95%, 02/12/30 (a)	524	430
Ameren Illinois Company
3.25%, 03/15/50	300	221
American Electric Power Company, Inc.
5.20%, 01/15/29	1,000	1,013
5.63%, 03/01/33	2,600	2,708
Appalachian Power Company
3.30%, 06/01/27 (c)	600	570
Arizona Public Service Company
2.20%, 12/15/31	1,700	1,387
2.65%, 09/15/50	700	434
Black Hills Corporation
2.50%, 06/15/30	1,400	1,179
6.15%, 05/15/34	100	104
Cameron LNG, LLC
3.40%, 01/15/38 (a)	1,300	1,093
CenterPoint Energy Resources Corp.
1.75%, 10/01/30	2,000	1,664
Cleco Corporate Holdings LLC
3.74%, 05/01/26	2,200	2,125
Constellation Energy Generation, LLC
5.80%, 03/01/33	1,400	1,468
6.13%, 01/15/34	200	214
DTE Electric Company
2.25%, 03/01/30	1,400	1,229
DTE Energy Company
2.95%, 03/01/30	500	442
Duke Energy Indiana, LLC
5.40%, 04/01/53	2,100	2,141
Duke Energy Ohio, Inc.
5.65%, 04/01/53	1,500	1,583
Duquesne Light Holdings, Inc.
3.62%, 08/01/27 (a)	1,200	1,121
Electricite de France
4.88%, 09/21/38 (a)	1,100	1,017
Enel Finance America, LLC
7.10%, 10/14/27 (a)	400	427
2.88%, 07/12/41 (a)	1,600	1,087
Entergy Corporation
2.80%, 06/15/30	2,600	2,283
Entergy Texas, Inc.
1.75%, 03/15/31	700	566
Evergy Metro, Inc.
2.25%, 06/01/30	1,000	853
Exelon Corporation
5.15%, 03/15/28	800	812
Florida Power & Light Company
4.80%, 05/15/33	2,300	2,327
Georgia Power Company
3.70%, 01/30/50	400	317
3.25%, 03/15/51	2,300	1,665
ITC Holdings Corp.
2.95%, 05/14/30 (a)	2,500	2,206
Mid-Atlantic Interstate Transmission, LLC
4.10%, 05/15/28 (a)	1,300	1,255
Mississippi Power Company
3.95%, 03/30/28	2,600	2,523
National Fuel Gas Company
2.95%, 03/01/31 (e)	300	251
National Grid PLC
5.81%, 06/12/33	1,000	1,051
NextEra Energy Capital Holdings, Inc.
5.00%, 02/28/30	500	504
2.25%, 06/01/30	600	513
NiSource Inc.
2.95%, 09/01/29 (c)	700	639
Oklahoma Gas and Electric Company
5.40%, 01/15/33	400	417
Pacific Gas And Electric Company
3.15%, 01/01/26	1,200	1,151
3.30%, 03/15/27 - 08/01/40	5,100	4,303
3.30%, 12/01/27 (c)	200	186
3.75%, 07/01/28	250	234
2.50%, 02/01/31	1,800	1,489
3.25%, 06/01/31	1,400	1,211
4.60%, 06/15/43	600	494
4.30%, 03/15/45	200	155
4.25%, 03/15/46	1,200	920
4.95%, 07/01/50	500	427
5.25%, 03/01/52	2,300	2,044
PacifiCorp
6.25%, 10/15/37	1,300	1,387
PECO Energy Company
3.00%, 09/15/49	800	572
PPL Electric Utilities Corporation
5.00%, 05/15/33	100	102
Puget Energy, Inc.
4.10%, 06/15/30	900	826
San Diego Gas & Electric Company
1.70%, 10/01/30	1,000	828
4.10%, 06/15/49	200	166
Sempra
4.13%, 04/01/52	400	343
Southern California Edison Company
5.30%, 03/01/28	4,200	4,311
5.65%, 10/01/28	1,100	1,146
6.05%, 03/15/39	400	425
3.60%, 02/01/45	400	310
4.00%, 04/01/47	1,100	900
Southern California Gas Company
2.55%, 02/01/30	1,600	1,408
5.20%, 06/01/33 (c)	2,100	2,158
System Energy Resources, Inc.
2.14%, 12/09/25	1,300	1,222
6.00%, 04/15/28	700	715
The AES Corporation
5.45%, 06/01/28	2,900	2,951
The Cleveland Electric Illuminating Company
3.50%, 04/01/28 (a)	2,870	2,698
The Connecticut Light and Power Company
4.90%, 07/01/33	400	405
The East Ohio Gas Company
2.00%, 06/15/30 (a)	600	499
The Narragansett Electric Company
3.40%, 04/09/30 (a)	700	639
The Southern Company
4.25%, 07/01/36	400	367
Vistra Operations Company LLC
6.95%, 10/15/33 (a)	800	842
		79,673
Energy 6.6%
Aker BP ASA
3.75%, 01/15/30 (a) (c)	200	184
4.00%, 01/15/31 (a)	3,500	3,216
BP Capital Markets America Inc.
4.81%, 02/13/33	700	705
Cheniere Corpus Christi Holdings, LLC
5.13%, 06/30/27	2,200	2,210
3.70%, 11/15/29	800	755
Cheniere Energy Partners, L.P.
5.95%, 06/30/33 (a)	2,300	2,360
ConocoPhillips Company
5.55%, 03/15/54	2,100	2,231
Continental Resources, Inc.
5.75%, 01/15/31 (a)	1,800	1,789
Ecopetrol S.A.
8.88%, 01/13/33	700	761

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Enable Midstream Partners, LP
4.40%, 03/15/27	800	783
4.95%, 05/15/28	500	498
Enbridge Inc.
6.20%, 11/15/30 (c)	1,500	1,604
5.70%, 03/08/33	1,700	1,766
Energy Transfer LP
4.20%, 04/15/27 (c)	1,200	1,166
5.50%, 06/01/27	2,472	2,501
4.90%, 03/15/35	554	525
7.50%, 07/01/38	200	233
6.05%, 06/01/41	1,300	1,312
Enterprise Products Operating LLC
8.64%, (3 Month Term SOFR + 3.25%), 08/16/77 (g)	250	248
Florida Gas Transmission Company, LLC
2.55%, 07/01/30 (a)	1,000	858
Gaz Finance PLC
2.95%, 01/27/29 (h) (i)	1,800	1,130
GreenSaif Pipelines Bidco S.a r.l.
6.13%, 02/23/38 (a)	600	630
Howard Midstream Energy Partners, LLC
8.88%, 07/15/28 (a) (c)	500	527
Midwest Connector Capital Company LLC
3.90%, 04/01/24 (a)	700	696
4.63%, 04/01/29 (a)	500	481
MPLX LP
5.20%, 12/01/47	1,638	1,497
4.90%, 04/15/58	300	256
Occidental Petroleum Corporation
8.88%, 07/15/30	300	352
6.20%, 03/15/40	610	630
Ocyan S.A.
0.00%, (100, 02/08/24) (a) (d) (l)	89	3
ONEOK Partners, L.P.
4.90%, 03/15/25	500	497
6.85%, 10/15/37	200	223
6.20%, 09/15/43	500	524
ONEOK, Inc.
4.35%, 03/15/29	2,500	2,430
6.35%, 01/15/31	1,100	1,172
6.63%, 09/01/53	600	672
QatarEnergy LNG
5.84%, 09/30/27 (a)	173	176
Sabine Pass Liquefaction, LLC
5.88%, 06/30/26	1,200	1,222
Santos Finance Ltd
6.88%, 09/19/33 (a)	1,000	1,064
Saudi Arabian Oil Company
2.25%, 11/24/30 (a)	200	172
Tallgrass Energy Partners, LP
6.00%, 12/31/30 (a)	500	469
Targa Resources Corp.
4.20%, 02/01/33	1,300	1,197
6.13%, 03/15/33 (c)	2,700	2,838
Tennessee Gas Pipeline Company, L.L.C.
2.90%, 03/01/30 (a)	5,100	4,506
The Williams Companies, Inc.
5.40%, 03/02/26	2,300	2,311
Venture Global Calcasieu Pass, LLC
3.88%, 08/15/29 - 11/01/33 (a)	1,700	1,468
6.25%, 01/15/30 (a)	600	598
4.13%, 08/15/31 (a)	300	265
Venture Global LNG, Inc.
9.50%, 02/01/29 (a)	1,200	1,269
Western Midstream Operating, LP
6.35%, 01/15/29	900	939
Woodside Finance Limited
3.65%, 03/05/25 (a)	600	587
4.50%, 03/04/29 (a)	2,000	1,925
		58,431
Real Estate 6.0%
Alexandria Real Estate Equities, Inc.
4.50%, 07/30/29	500	486
2.75%, 12/15/29	2,600	2,289
3.00%, 05/18/51	1,100	727
American Assets Trust, L.P.
3.38%, 02/01/31	2,600	2,118
American Homes 4 Rent, L.P.
4.25%, 02/15/28	1,200	1,166
American Tower Corporation
2.95%, 01/15/25 (c)	1,700	1,657
4.00%, 06/01/25	1,000	982
2.75%, 01/15/27	1,900	1,782
3.13%, 01/15/27	400	379
1.88%, 10/15/30	1,600	1,311
5.65%, 03/15/33	1,200	1,249
5.90%, 11/15/33	1,900	2,010
3.70%, 10/15/49	2,100	1,592
2.95%, 01/15/51	700	467
Brandywine Operating Partnership, L.P.
3.95%, 11/15/27 (c)	300	270
Brixmor Operating Partnership LP
3.90%, 03/15/27 (c)	700	667
CBRE Services, Inc.
5.95%, 08/15/34	600	630
COPT Defense Properties
2.25%, 03/15/26	400	374
CoStar Group, Inc.
2.80%, 07/15/30 (a)	1,100	936
Crown Castle Inc.
3.80%, 02/15/28	900	855
4.30%, 02/15/29	1,800	1,734
4.00%, 11/15/49	1,501	1,187
EPR Properties
4.75%, 12/15/26	200	192
4.50%, 06/01/27	900	851
Equinix, Inc.
2.15%, 07/15/30	1,700	1,439
Extra Space Storage LP
2.20%, 10/15/30	1,000	830
GLP Financing, LLC
3.35%, 09/01/24	400	393
5.25%, 06/01/25	400	399
5.75%, 06/01/28	300	302
5.30%, 01/15/29	700	696
4.00%, 01/15/31	2,400	2,162
Goodman HK Finance
4.38%, 06/19/24 (h)	300	297
Highwoods Realty Limited Partnership
3.05%, 02/15/30	400	330
Host Hotels & Resorts, L.P.
3.88%, 04/01/24	200	199
4.00%, 06/15/25	300	293
3.50%, 09/15/30 (e)	3,400	3,031
Hudson Pacific Properties, L.P.
3.95%, 11/01/27	600	501
5.95%, 02/15/28	500	446
Invitation Homes Operating Partnership LP
5.45%, 08/15/30	400	403
2.00%, 08/15/31	700	555
Kaisa Group Holdings Ltd.
0.00%, 06/30/24 - 11/12/49 (h) (i) (j)	6,500	233
0.00%, 06/30/49 (h) (i) (j)	800	26
Kilroy Realty, L.P.
4.75%, 12/15/28	500	476
Mitsui Fudosan Co., Ltd.
3.65%, 07/20/27 (a)	900	868
Omega Healthcare Investors, Inc.
3.25%, 04/15/33	2,100	1,695
Physicians Realty L.P.
4.30%, 03/15/27	995	969
3.95%, 01/15/28	200	190
Realty Income Corporation
3.95%, 08/15/27	400	389
Spirit Realty, L.P.
4.45%, 09/15/26	200	196
4.00%, 07/15/29	500	475
3.20%, 02/15/31	600	531

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Store Capital LLC
2.75%, 11/18/30	600	469
Sunac China Holdings Limited
6.00%, 09/30/25 (m)	65	8
6.25%, 09/30/26 (m)	65	7
6.50%, 09/30/27 (m)	130	12
6.75%, 09/30/28 (m)	195	15
7.00%, 09/30/29 (m)	195	14
7.25%, 09/30/30 (m)	92	6
1.00%, 09/30/32 (b) (f) (m)	196	15
UDR, Inc.
3.00%, 08/15/31	200	177
Ventas Realty, Limited Partnership
4.40%, 01/15/29	900	872
VICI Properties Inc.
5.75%, 02/01/27 (a)	400	402
3.88%, 02/15/29 (a)	2,500	2,299
W.P. Carey Inc.
4.00%, 02/01/25	600	591
Weyerhaeuser Company
4.00%, 11/15/29 - 04/15/30	4,300	4,108
Yango Justice International Limited
0.00%, 04/15/24 - 04/15/49 (h) (i) (j)	600	3
		53,233
Industrials 4.8%
Aircastle Limited
2.85%, 01/26/28 (a)	2,200	1,963
Allegion Public Limited Company
3.50%, 10/01/29	500	463
BAE Systems PLC
3.40%, 04/15/30 (a)	300	277
Berry Global, Inc.
1.57%, 01/15/26	4,700	4,366
Boise Cascade Company
4.88%, 07/01/30 (a)	300	282
Burlington Northern Santa Fe, LLC
5.20%, 04/15/54	4,500	4,694
Canadian Pacific Kansas City Limited
3.13%, 06/01/26	500	481
3.50%, 05/01/50	1,200	926
Delta Air Lines, Inc.
7.38%, 01/15/26	1,601	1,659
Equifax Inc.
5.10%, 06/01/28 (c)	1,000	1,009
Fortress Transportation And Infrastructure Investors LLC
7.88%, 12/01/30 (a)	600	625
Forward Air Corporation
9.50%, 10/15/31 (a)	900	878
GATX Corporation
3.50%, 03/15/28	500	472
HEICO Corporation
5.25%, 08/01/28	450	460
Lockheed Martin Corporation
5.70%, 11/15/54	1,500	1,692
5.20%, 02/15/55	1,065	1,119
Norfolk Southern Corporation
5.35%, 08/01/54 (c)	700	727
5.95%, 03/15/64	600	670
Northrop Grumman Corporation
4.70%, 03/15/33	500	504
Quanta Services, Inc.
2.90%, 10/01/30	900	790
3.05%, 10/01/41	1,500	1,104
RTX Corporation
5.38%, 02/27/53	1,500	1,523
SMBC Aviation Capital Finance Designated Activity Company
3.55%, 04/15/24 (a)	800	795
Spirit AeroSystems, Inc.
9.75%, 11/15/30 (a)	1,300	1,398
Textron Inc.
3.38%, 03/01/28	1,100	1,038
The Boeing Company
3.25%, 02/01/28	300	285
3.60%, 05/01/34	1,800	1,591
Union Pacific Corporation
3.95%, 08/15/59	300	245
3.75%, 02/05/70	300	234
Verisk Analytics, Inc.
4.13%, 03/15/29	400	390
Weir Group PLC(The)
2.20%, 05/13/26 (a)	2,400	2,236
Westinghouse Air Brake Technologies Corporation
3.20%, 06/15/25 (e)	8,000	7,708
		42,604
Health Care 4.8%
AbbVie Inc.
4.40%, 11/06/42	2,581	2,396
Adventist Health System/West
2.95%, 03/01/29	1,000	905
Alcon Finance Corporation
2.60%, 05/27/30 (a)	700	607
Amgen Inc.
5.25%, 03/02/30	400	412
5.60%, 03/02/43	400	413
5.65%, 03/02/53	6,600	6,968
Baptist Healthcare System, Inc.
3.54%, 08/15/50	400	296
Bausch Health Companies Inc.
11.00%, 09/30/28 (a) (c)	270	197
14.00%, 10/15/30 (a)	53	30
Bayer US Finance LLC
6.38%, 11/21/30 (a) (c)	3,100	3,184
Becton, Dickinson and Company
1.96%, 02/11/31	2,900	2,416
Boston Scientific Corporation
4.70%, 03/01/49	1,483	1,437
Bristol-Myers Squibb Company
4.55%, 02/20/48	78	71
Centene Corporation
2.45%, 07/15/28	1,100	982
3.00%, 10/15/30	1,200	1,039
2.50%, 03/01/31 (c)	300	249
CVS Health Corporation
5.25%, 01/30/31	2,600	2,668
7.51%, 01/10/32 (a)	38	41
4.70%, 01/10/36 (a)	672	637
2.70%, 08/21/40	300	214
5.88%, 06/01/53	900	946
Elevance Health, Inc.
4.75%, 02/15/33	3,700	3,698
HCA Inc.
5.25%, 06/15/26	300	302
3.63%, 03/15/32	1,300	1,162
5.50%, 06/01/33 - 06/15/47	2,700	2,700
Humana Inc.
5.88%, 03/01/33	1,070	1,140
3.95%, 08/15/49	400	331
5.50%, 03/15/53	630	651
INTEGRIS Baptist Medical Center, Inc.
3.88%, 08/15/50	700	538
Renal Dialysis Center of Las Vegas, Ltd.
4.75%, 10/15/24 (a)	700	690
Royalty Pharma PLC
3.30%, 09/02/40	600	451
Stryker Corporation
4.85%, 12/08/28	900	910
2.90%, 06/15/50	300	216
Sutter Health
5.16%, 08/15/33	300	304
UnitedHealth Group Incorporated
3.50%, 08/15/39	800	681
5.20%, 04/15/63	1,500	1,532
Zimmer Biomet Holdings, Inc.
2.60%, 11/24/31 (c)	570	487
Zoetis Inc.
3.00%, 09/12/27	300	285
		42,186

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Information Technology 4.0%
Apple Inc.
2.80%, 02/08/61	2,200	1,499
Booz Allen Hamilton Inc.
5.95%, 08/04/33 (c)	300	317
Broadcom Inc.
3.47%, 04/15/34 (a)	1,996	1,738
3.14%, 11/15/35 (a)	1,622	1,332
3.19%, 11/15/36 (a)	1,109	898
4.93%, 05/15/37 (a)	2,858	2,765
CDW Finance Corporation
3.57%, 12/01/31	1,400	1,240
Flex Ltd.
4.88%, 05/12/30	400	392
Infor, Inc.
1.75%, 07/15/25 (a)	800	755
Intel Corporation
5.13%, 02/10/30	2,700	2,799
Lenovo Group Limited
3.42%, 11/02/30 (a)	2,000	1,769
Micron Technology, Inc.
4.19%, 02/15/27	300	294
Motorola Solutions, Inc.
4.60%, 05/23/29 (c)	1,300	1,293
NXP B.V.
2.70%, 05/01/25	1,300	1,254
3.40%, 05/01/30 (c)	2,400	2,205
Oracle Corporation
2.30%, 03/25/28	6,000	5,468
4.00%, 07/15/46	900	723
ServiceNow, Inc.
1.40%, 09/01/30	1,200	985
TD SYNNEX Corporation
1.75%, 08/09/26 (e)	2,300	2,090
Trimble Inc.
6.10%, 03/15/33 (c)	200	213
VeriSign, Inc.
2.70%, 06/15/31	600	514
VMware, Inc.
3.90%, 08/21/27 (c)	1,800	1,747
4.70%, 05/15/30 (e)	3,100	3,060
		35,350
Consumer Discretionary 3.8%
Alibaba Group Holding Limited
2.13%, 02/09/31	975	809
Amazon.com, Inc.
5.20%, 12/03/25	100	101
Aptiv PLC
4.35%, 03/15/29	800	780
Azul Investments LLP
5.88%, 10/26/24 (a)	100	94
Discovery Communications, LLC
3.45%, 03/15/25	100	98
Expedia Group, Inc.
6.25%, 05/01/25 (a)	1,603	1,618
2.95%, 03/15/31 (e)	445	391
Ferguson Finance PLC
3.25%, 06/02/30 (a)	400	359
Hyatt Hotels Corporation
5.75%, 04/23/30 (e) (f)	500	516
Hyundai Capital America
6.00%, 07/11/25 (a)	900	907
Las Vegas Sands Corp.
3.20%, 08/08/24	4,125	4,040
2.90%, 06/25/25	200	192
3.50%, 08/18/26	800	763
Marriott International, Inc.
5.45%, 09/15/26	1,000	1,018
4.63%, 06/15/30 (e)	200	196
McDonald's Corporation
3.63%, 09/01/49	400	320
MCE Finance Limited
5.75%, 07/21/28 (a)	900	830
Nissan Motor Acceptance Company LLC
1.85%, 09/16/26 (a)	2,200	1,977
NVR, Inc.
3.00%, 05/15/30	4,400	3,923
Sands China Ltd
4.30%, 01/08/26 (e) (f)	800	771
5.65%, 08/08/28 (c) (e) (f)	1,600	1,584
Spectrum Management Holding Company, LLC
6.75%, 06/15/39	1,200	1,186
4.50%, 09/15/42	300	237
Studio City Finance Limited
6.50%, 01/15/28 (a)	1,100	1,018
5.00%, 01/15/29 (a)	1,900	1,593
Tapestry, Inc.
7.70%, 11/27/30 (e)	800	844
Travel + Leisure Co.
4.63%, 03/01/30 (a)	1,000	894
Warnermedia Holdings, Inc.
4.28%, 03/15/32	2,650	2,426
5.05%, 03/15/42	1,700	1,501
Wynn Macau, Limited
5.50%, 10/01/27 (h)	600	563
5.50%, 10/01/27 (a)	300	282
5.63%, 08/26/28 (a)	2,000	1,853
		33,684
Communication Services 3.6%
Altice France Holding S.A.
5.13%, 07/15/29 (a)	400	311
Baidu, Inc.
4.88%, 11/14/28	1,100	1,100
Charter Communications Operating, LLC
6.15%, 11/10/26	500	512
3.50%, 03/01/42	3,600	2,510
5.38%, 05/01/47	400	341
5.75%, 04/01/48	300	267
4.80%, 03/01/50	2,000	1,548
3.85%, 04/01/61	200	125
Comcast Corporation
5.50%, 05/15/64	1,100	1,159
Cox Communications, Inc.
3.15%, 08/15/24 (a)	276	271
5.45%, 09/15/28 (a)	300	305
Diamond Sports Group, LLC
0.00%, 08/15/26 (a) (i) (j)	600	30
Meta Platforms, Inc.
5.60%, 05/15/53	1,700	1,844
NBN Co Limited
2.63%, 05/05/31 (a)	800	688
Netflix, Inc.
3.88%, 11/15/29, EUR (h)	1,400	1,595
Oi S.A. - In Judicial Reorganization
14.00%, 06/30/24 (a)	51	51
0.00%, 07/27/25 (i) (j) (m)	400	20
Take-Two Interactive Software, Inc.
4.00%, 04/14/32	700	664
Telecom Italia SPA
7.88%, 07/31/28, EUR (h)	1,700	2,083
Tencent Music Entertainment Group
2.00%, 09/03/30	500	406
T-Mobile USA, Inc.
3.50%, 04/15/25 - 04/15/31	2,800	2,675
1.50%, 02/15/26	2,800	2,609
3.30%, 02/15/51	3,500	2,529
5.75%, 01/15/54	2,100	2,234
Verizon Communications Inc.
6.13%, (SOFR + 0.79%), 03/20/26 (g)	5,357	5,325
Xiaomi Best Time International Limited
2.88%, 07/14/31 (a)	600	497
		31,699
Consumer Staples 1.7%
Ashtead Capital, Inc.
4.00%, 05/01/28 (a)	400	376
B.A.T Capital Corporation
3.56%, 08/15/27 (c)	106	101

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Bacardi Limited
4.45%, 05/15/25 (a)	2,100	2,069
2.75%, 07/15/26 (a)	300	283
Constellation Brands, Inc.
3.70%, 12/06/26	100	97
CSL Finance PLC
4.05%, 04/27/29 (a)	500	485
Diageo Capital PLC
2.00%, 04/29/30	1,800	1,557
Greene King Finance PLC
5.32%, 09/15/31, GBP (f) (h)	319	397
Haleon US Capital LLC
3.63%, 03/24/32	1,500	1,383
Imperial Brands Finance PLC
3.13%, 07/26/24 (a) (e)	500	494
3.50%, 07/26/26 (a) (e)	800	764
Kenvue Inc.
4.90%, 03/22/33	700	721
Kraft Heinz Foods Company
6.88%, 01/26/39 (c)	3,300	3,806
Massachusetts Institute of Technology
4.68%, 07/01/14	200	190
Philip Morris International Inc.
5.38%, 02/15/33	1,500	1,533
Transurban Finance Company Pty Ltd
2.45%, 03/16/31 (a)	950	791
		15,047
Materials 0.2%
Glencore Funding LLC
5.40%, 05/08/28 (a)	900	917
Joint Stock Company Alrosa (Public Joint Stock Company)
0.00%, 04/09/24 (a) (h) (i) (j) (k)	900	—
Newcrest Finance Pty Limited
5.75%, 11/15/41 (a)	100	103
Phosagro Bond Funding Designated Activity Company
0.00%, 01/23/25 (a) (h) (i) (j)	600	505
Unigel Luxembourg SA
0.00%, 10/01/26 (a) (i) (j)	600	170
Yara International ASA
3.80%, 06/06/26 (a)	300	290
		1,985
Total Corporate Bonds And Notes (cost $736,099)		667,978
GOVERNMENT AND AGENCY OBLIGATIONS 24.8%
Mortgage-Backed Securities 9.2%
Federal Home Loan Mortgage Corporation
3.50%, 10/01/39 - 06/01/48	452	425
4.50%, 09/01/48 - 04/01/49	303	299
3.00%, 05/01/52	491	434
Federal National Mortgage Association, Inc.
3.00%, 07/01/43 - 08/01/43	188	173
4.50%, 08/01/48 - 01/01/49	208	206
4.00%, 03/01/49 - 05/01/50	1,676	1,609
TBA, 4.00%, 01/15/54 - 02/15/54 (n)	20,300	19,223
TBA, 3.50%, 02/15/54 (n)	14,840	13,635
TBA, 4.50%, 02/15/54 (n)	6,300	6,117
TBA, 5.00%, 02/15/54 (n)	5,000	4,953
TBA, 5.50%, 02/15/54 (n)	8,100	8,142
TBA, 6.00%, 02/15/54 (n) (o)	20,900	21,234
TBA, 6.50%, 02/15/54 (n)	4,600	4,712
		81,162
U.S. Treasury Bond 8.7%
Treasury, United States Department of
2.25%, 05/15/41	33,065	25,269
3.38%, 08/15/42	34,700	31,046
2.75%, 11/15/47	26,400	20,625
1.38%, 08/15/50	45	25
2.38%, 05/15/51 (p)	23	16
2.25%, 02/15/52 (p)	7	5
		76,986
U.S. Treasury Note 3.0%
Treasury, United States Department of
3.88%, 12/31/29 (p)	9,800	9,792
2.75%, 08/15/32 (p)	16,000	14,675
4.13%, 11/15/32 (p)	2,600	2,647
		27,114
Sovereign 2.4%
Cabinet of Ministers of Ukraine
0.00%, 09/01/24 (h) (i) (j)	300	92
Canada Housing Trust No. 1
1.95%, 12/15/25, CAD	8,000	5,811
Comision De Promocion Del Peru Para La Exportacion Y El Turismo
8.20%, 08/12/26, PEN (a)	1,800	517
Commonwealth of Australia
1.00%, 11/21/31, AUD (h)	3,950	2,170
Government of Saudi Arabia
2.25%, 02/02/33 (a)	5,100	4,220
Ministry of Finance of the Russian Federation
0.00%, 06/24/28 (h) (i) (j)	200	190
0.00%, 04/04/42 (a) (h) (i) (j)	200	134
Presidencia De La Nacion
1.00%, 07/09/29	30	12
0.75%, 07/09/30 (f)	103	41
3.63%, 07/09/35 (f)	188	64
3.50%, 07/09/41 (f)	1,100	375
Romania, Government of
2.13%, 03/07/28, EUR (a)	200	199
3.75%, 02/07/34, EUR (a)	800	756
South Africa, Parliament of
10.50%, 12/21/27, ZAR	112,000	6,409
		20,990
U.S. Treasury Inflation Indexed Securities 0.9%
Treasury, United States Department of
1.50%, 02/15/53 (q)	8,511	7,760
Treasury Inflation Indexed Securities 0.5%
Gobierno Federal de los Estados Unidos Mexicanos
3.00%, 12/03/26, MXN (r)	19,853	1,086
4.00%, 11/30/28, MXN (r)	32,560	1,866
2.75%, 11/27/31, MXN (r)	23,847	1,239
Presidencia De La Nacion
3.75%, 05/20/24, ARS (m) (r)	8,277	13
		4,204
Municipal 0.1%
Texas Natural Gas Securitization Finance Corporation
5.10%, 04/01/35	1,200	1,223
Total Government And Agency Obligations (cost $217,062)		219,439
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 7.0%
37 Capital CLO 4 Ltd.
Series 2023-A1N-2A, 7.17%, (3 Month Term SOFR + 1.80%), 01/15/34 (g)	600	599
Air Canada
Series 2013-A-1, 4.13%, 05/15/25	52	51
Series 2015-A-1, 3.60%, 03/15/27	124	117
Series 2020-A-2, 5.25%, 04/01/29	62	61
Series 2017-A-1, 3.55%, 01/15/30	1,265	1,099
Alaska Air Pass Through Trust 2020-1A
Series 2020-A-1, 4.80%, 08/15/27	841	812
Alternative Loan Trust 2005-43
Series 2005-A6-25T1, REMIC, 5.75%, 07/25/35	1,751	1,114
Series 2005-2A1-27, REMIC, 6.36%, (12 Month Treasury Average + 1.35%), 08/25/35 (g)	56	44
Series 2005-A14-46CB, REMIC, 5.50%, 10/25/35	1,400	1,007
Alternative Loan Trust 2006-15CB
Series 2006-1A11-23CB, REMIC, 6.00%, 08/25/36	883	814
Alternative Loan Trust 2006-43CB
Series 2006-1A10-43CB, REMIC, 6.00%, 02/25/37	501	275

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Alternative Loan Trust 2006-9T1
Series 2005-A4-86CB, REMIC, 5.50%, 02/25/36	3,086	1,895
American Airlines, Inc.
Series 2014-A-1, 3.70%, 10/01/26	528	490
Series 2015-AA-2, 3.60%, 09/22/27	645	595
Series 2016-AA-1, 3.58%, 01/15/28	200	186
Series 2016-AA-2, 3.20%, 06/15/28	1,282	1,164
Series 2017-AA-2, 3.35%, 10/15/29	1,896	1,708
Series 2017-A-2, 3.60%, 10/15/29	421	367
American Airlines, Inc. Class AA Pass Through Certificates, Series 2019-1
Series 2019-AA-1, REMIC, 3.15%, 02/15/32	162	141
American Home Mortgage Assets Trust 2006-3
Series 2006-2A11-3, REMIC, 5.87%, (12 Month Treasury Average + 0.94%), 10/25/46 (f) (g)	316	234
Anchorage Capital CLO 11 Ltd
Series 2019-AR-11A, 6.81%, (3 Month Term SOFR + 1.40%), 07/22/32 (g)	1,000	999
Apidos CLO XXVII
Series 2017-A1AR-26A, 6.56%, (3 Month Term SOFR + 1.16%), 07/18/29 (g)	808	807
AREIT 2021-CRE5 Trust
Series 2021-A-CRE5, 6.55%, (1 Month Term SOFR + 1.19%), 11/17/38 (f) (g)	1,050	1,039
Ares Management Corporation
Series 2019-A1R-52A, 6.72%, (3 Month Term SOFR + 1.31%), 04/22/31 (g)	1,000	997
Banc of America Alternative Loan Trust 2006-3
Series 2005-4A1-10, REMIC, 5.75%, 11/25/35	9	7
Banc of America Mortgage 2006-B Trust
Series 2006-4A2-B, REMIC, 3.76%, 11/20/36 (g)	1,557	1,277
Barings CLO Ltd 2018-I
Series 2018-A1-1A, 6.61%, (3 Month Term SOFR + 1.21%), 04/15/31 (g)	1,051	1,050
Barings Loan Partners CLO Ltd 3
Series LP-AR-3A, 0.00%, (3 Month Term SOFR + 1.52%), 07/20/33 (g)	1,000	1,000
Bear Stearns ALT-A Trust 2006-3
Series 2005-2A3-2, REMIC, 4.86%, 04/25/35 (g)	301	266
Bear Stearns Arm Trust 2005-6
Series 2005-2A2-3, REMIC, 4.87%, 06/25/35 (g)	254	228
Bear Stearns ARM Trust 2006-2
Series 2006-4A1-2, REMIC, 3.59%, 07/25/36 (g)	587	502
Bear Stearns Asset Backed Securities I Trust 2006-HE9
Series 2006-1A3-HE9, REMIC, 5.70%, (1 Month Term SOFR + 0.34%), 11/25/36 (f) (g)	1,000	935
Benefit Street Partners CLO XVII Ltd
Series 2019-AR-17A, REMIC, 6.74%, (3 Month Term SOFR + 1.34%), 07/15/32 (g)	800	798
British Airways Pass Through Trust 2020-1A
Series 2020-A-1A, 4.25%, 11/15/32	300	277
British Airways PLC
Series 2013-A-1, 4.63%, 06/20/24	131	131
Series 2021-A-1, 2.90%, 03/15/35	1,387	1,176
BRSP 2021-FL1, Ltd.
Series 2021-A-FL1, 6.62%, (1 Month Term SOFR + 1.26%), 08/19/38 (f) (g)	588	577
BX Commercial Mortgage Trust 2022-LP2
Series 2022-A-LP2, REMIC, 6.37%, (1 Month Term SOFR + 1.01%), 02/15/24 (g)	851	834
Carlyle Global Market Strategies CLO 2013-1, Ltd
Series 2013-A1RR-1A, 6.59%, (3 Month Term SOFR + 1.21%), 08/14/30 (g)	793	793
Carlyle US CLO 2017-1, Ltd.
Series 2017-A1R-1A, 6.68%, (3 Month Term SOFR + 1.26%), 04/21/31 (g)	1,183	1,182
Catamaran CLO 2014-1 Ltd
Series 2014-A1AR-1A, 6.94%, (3 Month Term SOFR + 1.52%), 04/22/30 (a) (g)	1,485	1,486
C-BASS 2007-CB1 Trust
Series 2007-AF4-CB1, REMIC, 3.20%, 01/25/37 (f) (g)	572	171
Centex LLC
Series 2004-MV1-D, REMIC, 6.40%, (1 Month Term SOFR + 1.04%), 09/25/34 (f) (g)	19	18
CHL Mortgage Pass-Through Trust 2002-HYB1
Series 2007-A2-13, REMIC, 6.00%, 08/25/37	559	290
Countrywide Home Loans, Inc.
Series 2004-1AF2-R2, REMIC, 5.89%, (1 Month Term SOFR + 0.53%), 11/25/34 (g)	405	360
Crestline Denali CLO XV, Ltd.
Series 2017-AR-1A, 6.71%, (3 Month Term SOFR + 1.29%), 04/22/30 (g)	834	834
Crown Communication Inc.
Series 2018-C-2, 4.24%, 07/15/28	100	95
CSWF Trust 2021-SOP2
Series 2021-A-SOP2, 6.54%, (1 Month Term SOFR + 1.08%), 06/15/34 (f) (g)	444	409
CWABS Asset-Backed Certificates Trust 2006-24
Series 2006-1A-24, REMIC, 5.75%, (1 Month Term SOFR + 0.25%), 07/25/35 (f) (g)	54	48
CWABS Asset-Backed Certificates Trust 2007-12
Series 2007-1A1-12, REMIC, 6.21%, (1 Month Term SOFR + 0.85%), 06/25/37 (f) (g)	512	497
CWABS, Inc.
Series 2004-M1-4, REMIC, 6.19%, (1 Month Term SOFR + 0.83%), 07/25/34 (f) (g)	11	11
Series 2004-M1-5, REMIC, 6.33%, (1 Month Term SOFR + 0.97%), 08/25/34 (f) (g)	4	4
Series 2005-1A-AB4, REMIC, 5.95%, (1 Month Term SOFR + 0.59%), 03/25/36 (f) (g)	18	17
DC Office Trust 2019-MTC
Series 2019-A-MTC, REMIC, 2.97%, 10/15/29	2,250	1,849
Delta Air Lines, Inc.
Series 2020-1, 2.00%, 06/10/28	791	700
Extended Stay America Trust 2021-ESH
Series 2021-A-ESH, REMIC, 6.56%, (1 Month Term SOFR + 1.19%), 07/15/38 (g)	4,107	4,066
First Franklin Mortgage Loan Trust 2004-FF10 Asset-Backed Certificates, Series 2004-FF10
Series 2004-M3-FF8, REMIC, 6.90%, (1 Month Term SOFR + 1.54%), 10/25/34 (f) (g)	511	498
GoldenTree Loan Management US CLO 16 Ltd
Series 2022-AR-16A, 7.02%, (3 Month Term SOFR + 1.67%), 01/20/34 (g)	1,000	1,000
Golub Capital Partners CLO 26B Ltd
Series 2015-A1R-26A, 6.70%, (3 Month Term SOFR + 1.28%), 04/20/31 (g)	468	467
GS Mortgage Securities Corp.
Series 2005-1A1-15, REMIC, 5.98%, (1 Month Term SOFR + 0.62%), 01/25/36 (f) (g)	321	250
GSAMP Trust 2006-FM2
Series 2006-A1-FM2, REMIC, 5.75%, (1 Month Term SOFR + 0.39%), 09/25/36 (f) (g)	2,643	893
GTP Acquisition Partners I, LLC
Series 2015-A-2, 3.48%, 06/16/25	300	292
HarborView Mortgage Loan Trust 2006-12
Series 2006-1A1A-12, REMIC, 5.65%, (1 Month Term SOFR + 0.52%), 12/19/36 (f) (g)	386	314
HSI Asset Securitization Corporation
Series 2006-M1-OPT1, REMIC, 6.01%, (1 Month Term SOFR + 0.65%), 12/25/35 (f) (g)	5	5
IndyMac MBS, Inc.
Series 2005-2A1A-AR12, REMIC, 5.95%, (1 Month Term SOFR + 0.59%), 07/25/35 (f) (g)	259	235
J.P. Morgan Mortgage Acquisition Trust 2006-CW2
Series 2006-AF3-CW2, REMIC, 6.28%, 08/25/36 (f)	1,009	727
J.P. Morgan Mortgage Acquisition Trust 2006-NC2
Series 2006-M1-NC2, REMIC, 5.88%, (1 Month Term SOFR + 0.52%), 07/25/36 (f) (g)	212	201
JetBlue Airways Corporation
Series 2019-AA-1, 2.75%, 05/15/32	245	207
Series 2020-1A-1, 4.00%, 11/15/32	2,331	2,116

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
LCCM 2021-FL2 Trust
Series 2021-A-FL2, 6.68%, (1 Month Term SOFR + 1.31%), 12/15/38 (f) (g)	995	986
Long Beach Mortgage Loan Trust 2006-8
Series 2006-2A3-8, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 09/25/36 (f) (g)	929	250
MASTR Asset Backed Securities Trust 2006-AM1
Series 2005-M1-NC1, REMIC, 6.19%, (1 Month Term SOFR + 0.83%), 12/25/34 (f) (g)	673	614
Merrill Lynch Mortgage Capital Inc.
Series 2005-M1-WMC1, REMIC, 6.22%, (1 Month Term SOFR + 0.86%), 09/25/35 (f) (g)	605	581
MF1 2022-FL8 Ltd.
Series 2022-A-FL8, 6.71%, (1 Month Term SOFR + 1.35%), 02/20/37 (g)	1,000	985
Morgan Stanley Home Equity Loan Trust 2007-2
Series 2007-A1-2, REMIC, 5.67%, (1 Month Term SOFR + 0.21%), 04/25/37 (f) (g)	9	5
MortgageIT Mortgage Loan Trust 2006-1
Series 2006-1A2-1, REMIC, 5.87%, (1 Month Term SOFR + 0.51%), 04/25/36 (f) (g)	311	236
New Century Home Equity Loan Trust
Series 2005-M2-D, REMIC, 6.18%, (1 Month Term SOFR + 0.82%), 02/25/36 (f) (g)	300	237
New Century Home Equity Loan Trust 2006-2
Series 2006-A2B-2, REMIC, 5.79%, (1 Month Term SOFR + 0.27%), 08/25/36 (f) (g)	224	215
New Residential Mortgage Loan Trust 2018-3
Series 2018-A1-3A, REMIC, 4.50%, 05/25/58 (g)	398	385
Octagon Investment Partners XV, Ltd.
Series 2013-A1RR-1A, 6.63%, (3 Month Term SOFR + 1.23%), 07/19/30 (g)	1,746	1,744
RALI Series 2007-QS3 Trust
Series 2007-A2-QS3, REMIC, 6.00%, 02/25/37	33	25
Renaissance Home Equity Loan Trust 2007-3
Series 2007-AF3-3, REMIC, 7.24%, 09/25/37 (f) (g)	140	55
Residential Accredit Loans, Inc.
Series 2005-A10-QS17, REMIC, 6.00%, 12/25/35	28	24
Residential Asset Mortgage Products, Inc.
Series 2005-A2-EFC7, REMIC, 5.93%, (1 Month Term SOFR + 0.57%), 12/25/35 (f) (g)	141	111
SMRT 2022-MINI
Series 2022-A-MINI, REMIC, 6.36%, (1 Month Term SOFR + 1.00%), 01/15/27 (g)	1,600	1,566
Sound Point CLO XXI Ltd
Series 2018-A1A-21, 6.82%, (3 Month Term SOFR + 1.44%), 10/27/31 (a) (g)	2,100	2,100
Spirit Airlines, Inc.
Series 2015-A-1, 4.10%, 04/01/28	563	503
Structured Asset Securities Corporation
Series 2005-2A4-2, REMIC, 4.56%, 08/25/35 (g)	1	2
Tesco Property Finance 5 PLC
Series BN-5, 5.66%, 10/13/41, GBP (h)	564	720
United Airlines 2014-2 Pass-Through Trust
Series 2014-A-2, 3.75%, 09/03/26	55	52
United Airlines Pass Through Certificates, Series 2016-2
Series 2016-A-2, 3.10%, 10/07/28	344	297
United Airlines Pass Through Trust 2019-2AA
Series 2019-AA-2, REMIC, 2.70%, 05/01/32	3,834	3,221
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	813	807
Series 2014-A-1, 4.00%, 04/11/26	482	456
Total Non-U.S. Government Agency Asset-Backed Securities (cost $66,191)		61,885
SENIOR FLOATING RATE INSTRUMENTS 0.7%
Financials 0.4%
Avolon TLB Borrower 1 (US) LLC
2021 Term Loan B5, 7.71%, (SOFR + 2.25%), 12/01/27 (g)	969	969
Delos Fin Sa rl
Term Loan, 7.39%, (3 Month USD LIBOR + 1.50%), 10/31/27 (g)	120	120
Setanta Aircraft Leasing Designated Activity Company
Term Loan B, 7.65%, (3 Month Term SOFR + 2.00%), 11/05/28 (g)	2,000	2,005
		3,094
Communication Services 0.2%
Charter Communications Operating, LLC
2019 Term Loan B2, 7.10%, (1 Month Term SOFR + 1.75%), 02/01/27 (g)	3	3
2019 Term Loan B2, 7.13%, (1 Month Term SOFR + 1.75%), 02/01/27 (g)	1,029	1,028
2023 Term Loan B4, 7.36%, (1 Month Term SOFR + 2.00%), 12/02/30 (g)	1,000	996
Diamond Sports Group, LLC
2022 First Priority Term Loan, 0.00%, (1 Month Term SOFR + 8.00%), 05/19/26 (g) (i) (j)	124	90
		2,117
Industrials 0.1%
Carnival Corporation
2023 Term Loan B, 8.36%, (SOFR + 3.00%), 08/01/27 (g)	499	499
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 9.17%, (3 Month Term SOFR + 3.75%), 09/16/27 (g)	480	491
		990
Total Senior Floating Rate Instruments (cost $6,219)		6,201
PREFERRED STOCKS 0.3%
Financials 0.3%
CoBank, ACB, 6.20%, (100, 01/01/25) (d)	3	292
Morgan Stanley, 6.50%, (25, 10/15/27) (c) (d)	35	905
Wells Fargo & Company, 4.25%, (25, 09/15/26) (c) (d)	65	1,157
Total Preferred Stocks (cost $2,793)		2,354
COMMON STOCKS 0.0%
Real Estate 0.0%
Sunac Services Holdings Limited (h)	525	127
Financials 0.0%
DrillCo Holding Lux S.A. (i) (k)	—	3
DrillCo Holding Lux S.A. (i) (k)	1	28
DrillCo Holding Lux S.A. (i) (k)	—	9
DrillCo Holding Lux S.A. (i) (k)	3	82
		122
Total Common Stocks (cost $238)		249
WARRANTS 0.0%
Stearns Holdings, LLC (i) (k)	—	—
Total Warrants (cost $0)		—
OTHER EQUITY INTERESTS 0.0%
Stearns Holdings, LLC (i) (k) (s)	35	—
Total Other Equity Interests (cost $166)		—
SHORT TERM INVESTMENTS 1.1%
U.S. Treasury Bill 0.5%
Treasury, United States Department of
5.30%, 03/21/24	2,500	2,471
5.29%, 04/23/24	2,100	2,066
		4,537
Securities Lending Collateral 0.5%
JNL Government Money Market Fund - Class SL, 5.32% (t) (u)	3,913	3,913
Investment Companies 0.1%
JNL Government Money Market Fund - Class I, 5.22% (t) (u)	1,013	1,013
Commercial Paper 0.0%
Southern California Edison Company
5.88%, 01/08/24	250	250
Total Short Term Investments (cost $9,713)		9,713
Total Investments 109.4% (cost $1,038,481)		967,819
Other Derivative Instruments (0.0)%		(287)
Other Assets and Liabilities, Net (9.4)%		(83,224)
Total Net Assets 100.0%		884,308

(a) Security is exempt from registration under the Securities Act of 1933, as amended.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

As of December 31, 2023, the value and the percentage of net assets of these securities was $167,173 and 18.9% of the Fund.

(b) Convertible security.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(e) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(f) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(i) Non-income producing security.

(j) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(k) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(l) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(m) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(n) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $92,299.

(o) All or a portion of the security is subject to a written call option.

(p) All or a portion of the security is pledged or segregated as collateral.

(q) Treasury inflation indexed note, par amount is adjusted for inflation.

(r) Treasury inflation indexed note, par amount is not adjusted for inflation.

(s) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(t) Investment in affiliate.

(u) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/PIMCO Investment Grade Credit Bond Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	14,963	13,950	6	—	—	1,013	0.1
JNL Government Money Market Fund, 5.32% - Class SL	—	52,604	48,691	178	—	—	3,913	0.5
JNL Securities Lending Collateral Fund - Institutional Class	611	24,147	24,758	113	—	—	—	—
	611	91,714	87,399	297	—	—	4,926	0.6

JNL/PIMCO Investment Grade Credit Bond Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Cabinet of Ministers of Ukraine, 0.00%, 09/01/24	11/05/19	300	92	—
Commonwealth of Australia, 1.00%, 11/21/31	03/10/21	2,877	2,170	0.3
DrillCo Holding Lux S.A., 7.50%, 06/15/30	06/12/23	12	12	—
Erste Group Bank AG, 4.25% (callable at 100, 10/15/27)	01/27/21	2,478	1,887	0.2
Gaz Finance PLC, 2.95%, 01/27/29	01/20/21	1,800	1,130	0.1
Goodman HK Finance, 4.38%, 06/19/24	06/25/20	302	297	—
Greene King Finance PLC, 5.32%, 09/15/31	04/02/19	462	397	0.1
Joint Stock Company Alrosa (Public Joint Stock Company), 0.00%, 04/09/24	04/02/19	900	—	—
Kaisa Group Holdings Ltd., 0.00%, 06/30/24	12/03/20	785	26	—
Kaisa Group Holdings Ltd., 0.00%, 04/09/49	11/25/20	303	10	—
Kaisa Group Holdings Ltd., 0.00%, 06/30/49	02/12/20	802	26	—
Kaisa Group Holdings Ltd., 0.00%, 07/23/49	02/25/21	2,047	74	—
Kaisa Group Holdings Ltd., 0.00%, 09/28/49	02/04/21	2,616	97	—
Kaisa Group Holdings Ltd., 0.00%, 11/12/49	11/09/20	823	26	—
Ministry of Finance of the Russian Federation, 0.00%, 06/24/28	04/04/22	87	190	—
Ministry of Finance of the Russian Federation, 0.00%, 04/04/42	03/24/22	58	134	—
Netflix, Inc., 3.88%, 11/15/29	04/24/19	1,851	1,595	0.2
Nykredit Realkredit A/S, 1.00%, 10/01/50	11/10/21	14	11	—
Nykredit Realkredit A/S, 1.50%, 10/01/53	10/13/21	419	317	—
Nykredit Realkredit A/S, 1.50%, 10/01/53	10/13/21	1,985	1,554	0.2
Phosagro Bond Funding Designated Activity Company, 0.00%, 01/23/25	01/15/20	600	505	0.1
SB Capital S.A., 0.00%, 05/23/49	09/19/19	615	—	—
SB Capital S.A., 0.00%, 10/29/49	11/23/20	5,165	—	—
Stichting AK Rabobank Certificaten II, 6.50%	01/17/17	763	697	0.1
Sunac Services Holdings Limited	11/28/23	162	127	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Investment Grade Credit Bond Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Telecom Italia SPA, 7.88%, 07/31/28	09/21/23	1,924	2,083	0.2
Tesco Property Finance 5 PLC, Series BN-5, 5.66%, 10/13/41	01/31/17	695	720	0.1
Wynn Macau, Limited, 5.50%, 10/01/27	01/20/21	608	563	0.1
Yango Justice International Limited, 0.00%, 04/15/24	12/10/20	203	1	—
Yango Justice International Limited, 0.00%, 04/15/49	11/05/21	119	2	—
		31,775	14,743	1.7

JNL/PIMCO Investment Grade Credit Bond Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
3M SOFR Index	96	March 2024	22,868	1	(154)
United States 10 Year Ultra Bond	222	March 2024	25,003	(21)	1,197
United States 5 Year Note	170	April 2024	18,288	15	203
				(5)	1,246
Short Contracts
United States 2 Year Note	(39)	April 2024	(7,950)	(5)	(80)

JNL/PIMCO Investment Grade Credit Bond Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
6M Australian Bank Bill Short Term Rate (S)	Paying	4.50	(S)	09/20/33	AUD	5,900	4	163
6M Australian Bank Bill Short Term Rate (S)	Paying	4.50	(S)	03/20/34	AUD	7,800	6	181
6M EURIBOR (S)	Receiving	2.75	(A)	03/20/54	EUR	7,100	207	(929)
6M EURIBOR (S)	Paying	3.00	(A)	03/20/34	EUR	6,300	(69)	400
Bank of Canada Overnight Repo Rate (S)	Paying	3.75	(S)	12/20/25	CAD	23,500	(28)	239
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	0.00	(A)	09/15/24	JPY	127,500	—	1
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	0.30	(S)	03/20/28	JPY	146,700	1	36
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	0.45	(S)	03/20/29	JPY	132,800	1	46
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	1.00	(A)	09/20/43	JPY	700,000	36	172
Sterling Overnight Index Average Rate (A)	Receiving	4.50	(A)	03/20/34	GBP	1,000	11	(101)
U.S. SOFR (A)	Receiving	3.85	(A)	12/29/33		800	1	(25)
U.S. SOFR (A)	Receiving	3.68	(A)	01/03/34		400	(7)	(7)
U.S. SOFR (A)	Paying	4.50	(A)	07/22/24		34,400	—	166
							163	342

JNL/PIMCO Investment Grade Credit Bond Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
American International Group, Inc. (Q)	0.42	1.00	12/20/26	(1,000)	16	—	(5)
AT&T Inc. (Q)	0.40	1.00	06/20/24	(4,000)	11	—	11
AT&T Inc. (Q)	0.47	1.00	12/20/24	(5,500)	28	—	(41)
AT&T Inc. (Q)	0.56	1.00	12/20/25	(2,600)	21	—	(11)
AT&T Inc. (Q)	0.61	1.00	06/20/26	(2,100)	19	(1)	(12)
AT&T Inc. (Q)	0.63	1.00	12/20/26	(800)	8	—	(1)
AT&T Inc. (Q)	1.05	1.00	06/20/28	(500)	5	—	8
British Telecommunications Public Limited Company (Q)	0.21	1.00	12/20/24	(700)	6	—	1
British Telecommunications Public Limited Company (Q)	0.92	1.00	06/20/28	(200)	3	—	3
British Telecommunications Public Limited Company (Q)	0.76	1.00	12/20/28	(800)	10	—	12
CDX.NA.IG.40 (Q)	0.50	1.00	06/20/28	(400)	8	—	3
CDX.NA.IG.41 (Q)	0.74	1.00	12/20/28	(27,000)	524	(10)	184

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Investment Grade Credit Bond Fund — Centrally Cleared Credit Default Swap Agreements (continued)
Reference Entity[2]	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
EADS Finance (Q)	0.49	1.00	12/20/28	(300)	8	—	6
Ford Motor Company (Q)	0.64	5.00	12/20/24	(1,500)	63	—	(110)
General Electric Company (Q)	0.14	1.00	06/20/24	(300)	1	—	6
General Electric Company (Q)	0.29	1.00	06/20/26	(1,000)	17	—	8
General Motors Company (Q)	0.94	5.00	12/20/26	(320)	36	—	(17)
General Motors Company (Q)	1.35	5.00	06/20/28	(1,500)	220	(1)	20
Hess Corporation (Q)	0.42	1.00	12/20/26	(1,800)	29	(1)	53
MetLife, Inc. (Q)	0.35	1.00	12/20/24	(500)	3	—	(9)
MetLife, Inc. (Q)	0.69	1.00	06/20/28	(800)	10	—	25
Mundys S.P.A (Q)	0.77	1.00	12/20/25	(1,400)	7	—	69
Prudential Financial, Inc. (Q)	0.36	1.00	12/20/24	(800)	5	—	(15)
Rolls-Royce Group PLC (Q)	0.37	1.00	12/20/24	(2,500)	17	—	419
Rolls-Royce Group PLC (Q)	0.37	1.00	12/20/24	(800)	5	—	134
Tesco PLC (Q)	0.14	1.00	12/20/24	(800)	7	—	(9)
Tesco PLC (Q)	0.48	1.00	12/20/27	(1,700)	37	—	40
The AES Corporation (Q)	1.23	5.00	12/20/28	(300)	50	—	13
The Boeing Company (Q)	0.35	1.00	06/20/25	(500)	5	—	12
The Boeing Company (Q)	0.50	1.00	06/20/27	(3,000)	51	—	156
Verizon Communications Inc. (Q)	0.59	1.00	12/20/26	(1,400)	16	—	(16)
Vodafone Group Public Limited Company (Q)	0.17	1.00	06/20/24	(800)	4	—	(13)
					1,250	(13)	924

JNL/PIMCO Investment Grade Credit Bond Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Interest Rate Swaptions
3M LIBOR, 01/23/34	BOA	Call	3.29	01/19/24	200,000	200	(1)
3M LIBOR, 01/10/34	BPC	Call	3.49	01/08/24	400,000	400	(3)
3M LIBOR, 01/24/34	CIT	Call	3.24	01/22/24	800,000	800	(2)
3M LIBOR, 01/08/34	GSC	Call	3.65	01/04/24	700,000	700	(11)
3M LIBOR, 01/09/34	GSC	Call	3.56	01/05/24	700,000	700	(7)
3M LIBOR, 01/09/34	GSC	Call	3.59	01/05/24	700,000	700	(8)
3M LIBOR, 01/23/34	GSC	Call	3.29	01/19/24	400,000	400	(1)
3M LIBOR, 01/24/34	GSC	Call	3.22	01/22/24	700,000	700	(2)
3M LIBOR, 01/24/34	JPM	Call	3.21	01/22/24	400,000	400	(1)
3M LIBOR, 01/08/34	MSC	Call	3.67	01/04/24	800,000	800	(13)
3M LIBOR, 01/10/34	MSC	Call	3.46	01/08/24	800,000	800	(4)
3M LIBOR, 01/10/34	MSC	Call	3.48	01/08/24	400,000	400	(2)
3M LIBOR, 01/23/34	BOA	Put	3.74	01/19/24	200,000	200	—
3M LIBOR, 01/10/34	BPC	Put	3.99	01/08/24	400,000	400	—
3M LIBOR, 01/24/34	CIT	Put	3.69	01/22/24	800,000	800	(3)
3M LIBOR, 01/09/34	GSC	Put	4.01	01/05/24	700,000	700	—
3M LIBOR, 01/09/34	GSC	Put	4.04	01/05/24	700,000	700	—
3M LIBOR, 01/23/34	GSC	Put	3.74	01/19/24	400,000	400	(1)
3M LIBOR, 01/24/34	GSC	Put	3.67	01/22/24	700,000	700	(2)
3M LIBOR, 01/24/34	JPM	Put	3.66	01/22/24	400,000	400	(2)
3M LIBOR, 01/08/34	MSC	Put	4.12	01/04/24	800,000	800	—
3M LIBOR, 01/10/34	MSC	Put	3.96	01/08/24	800,000	800	—
3M LIBOR, 01/10/34	MSC	Put	3.98	01/08/24	400,000	400	—
							(63)
Options on Securities
Federal National Mortgage Association, Inc, 5.00%, 01/15/2054	BOA	Call	97.89	01/09/24	900,000	881	(10)
Federal National Mortgage Association, Inc, 6.00%, 02/15/2054	JPM	Call	101.23	02/06/24	500,000	506	(4)
Federal National Mortgage Association, Inc, 6.00%, 02/15/2054	JPM	Call	101.09	02/06/24	700,000	708	(6)
Federal National Mortgage Association, Inc, 6.00%, 02/15/2054	JPM	Put	99.23	02/06/24	500,000	496	—
							(20)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Investment Grade Credit Bond Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	MSC	01/09/24	AUD	3,295	2,246	63
BRL/USD	CIT	02/02/24	BRL	8,637	1,775	60
IDR/USD	BNP	03/20/24	IDR	2,748,748	178	—
IDR/USD	CIT	03/20/24	IDR	3,783,253	245	—
IDR/USD	GSC	03/20/24	IDR	3,686,096	239	(1)
IDR/USD	GSC	03/20/24	IDR	2,026,854	132	—
IDR/USD	JPM	03/20/24	IDR	3,105,231	202	—
IDR/USD	MSC	03/20/24	IDR	17,320,666	1,124	(2)
IDR/USD	MSC	03/20/24	IDR	6,156,743	400	—
IDR/USD	SCB	03/20/24	IDR	2,405,506	156	(1)
INR/USD	JPM	02/29/24	INR	230,523	2,765	5
JPY/USD	JPM	01/09/24	JPY	627,300	4,453	194
MXN/USD	GSC	01/31/24	MXN	15,480	907	25
NOK/USD	BOA	01/09/24	NOK	23,415	2,305	124
TRY/USD	BCL	02/14/24	TRY	3,201	104	(1)
TRY/USD	BCL	03/15/24	TRY	6,551	208	(2)
TRY/USD	GSC	03/20/24	TRY	1,603	51	—
TRY/USD	GSC	03/21/24	TRY	2,045	65	(1)
TRY/USD	BCL	03/22/24	TRY	3,203	101	(1)
TRY/USD	BCL	03/27/24	TRY	4,742	149	(2)
TRY/USD	BCL	03/29/24	TRY	2,209	69	—
TRY/USD	BCL	04/09/24	TRY	4,776	148	(2)
TRY/USD	BCL	04/15/24	TRY	1,689	52	—
TRY/USD	BCL	04/22/24	TRY	3,394	104	(2)
TRY/USD	BCL	04/24/24	TRY	2,373	72	(1)
TRY/USD	BCL	04/26/24	TRY	5,102	156	(2)
TRY/USD	BCL	04/26/24	TRY	1,024	31	—
USD/AUD	BNP	01/09/24	AUD	(3,036)	(2,069)	(63)
USD/BRL	GSC	02/02/24	BRL	(8)	(2)	—
USD/CAD	BOA	01/09/24	CAD	(15,959)	(12,045)	(259)
USD/DKK	BNP	01/09/24	DKK	(11,355)	(1,682)	(21)
USD/EUR	BNP	01/09/24	EUR	(14,491)	(16,001)	(191)
USD/GBP	BNP	01/09/24	GBP	(781)	(996)	(7)
USD/GBP	BNP	01/09/24	GBP	(13)	(17)	—
USD/JPY	MSC	01/05/24	JPY	(6,267)	(44)	—
USD/JPY	JPM	01/09/24	JPY	(24,500)	(174)	(2)
USD/MXN	CIT	01/31/24	MXN	(21,305)	(1,249)	(43)
USD/MXN	CIT	01/31/24	MXN	(23)	(1)	—
USD/MXN	GSC	01/31/24	MXN	(42,255)	(2,476)	(49)
USD/MXN	UBS	01/31/24	MXN	(23,170)	(1,358)	(49)
USD/MXN	UBS	01/31/24	MXN	(43)	(3)	—
USD/PEN	CIT	03/20/24	PEN	(1,890)	(510)	(8)
USD/ZAR	CIT	01/17/24	ZAR	(8,207)	(448)	(17)
USD/ZAR	GSC	01/17/24	ZAR	(18,962)	(1,035)	(37)
USD/ZAR	MSC	01/17/24	ZAR	(57,147)	(3,120)	(59)
USD/ZAR	BNP	01/19/24	ZAR	(38,254)	(2,088)	(25)
ZAR/USD	MSC	01/17/24	ZAR	5,900	322	1
					(26,559)	(376)

JNL/PIMCO Investment Grade Credit Bond Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection
Alibaba Group Holding Limited (Q)	BNP	0.30	1.00	12/20/24	(300)	2	4	(2)
Alibaba Group Holding Limited (Q)	BCL	0.30	1.00	12/20/24	(200)	1	3	(2)
Banco Do Brasil SA (Q)	JPM	1.75	1.00	12/20/24	(1,000)	(6)	(22)	16
Presidencia Da Republica (Q)	CIT	0.27	1.00	12/20/24	(600)	5	(10)	15
Presidencia Da Republica (Q)	GSC	0.27	1.00	12/20/24	(500)	3	(8)	11
MCDX.NA.24 (Q)	MSC	0.00	1.00	06/20/25	(150)	2	(5)	7
Gobierno Federal de los Estados Unidos Mexicanos (Q)	BNP	0.11	1.00	06/20/24	(200)	1	(3)	4
Gobierno Federal de los Estados Unidos Mexicanos (Q)	CIT	0.11	1.00	06/20/24	(100)	—	(2)	2
Gobierno Federal de los Estados Unidos Mexicanos (Q)	GSC	0.15	1.00	12/20/24	(100)	1	(1)	2
Gobierno Federal de los Estados Unidos Mexicanos (Q)	JPM	0.11	1.00	06/20/24	(100)	—	(2)	2
Gobierno Federal de los Estados Unidos Mexicanos (Q)	MSC	1.50	1.00	12/20/25	(300)	5	(4)	9
Gobierno Federal de los Estados Unidos Mexicanos (Q)	MSC	0.15	1.00	12/20/24	(500)	4	(3)	7
PT Pertamina (Persero) (Q)	BCL	0.26	1.00	12/20/24	(400)	3	(4)	7

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Investment Grade Credit Bond Fund — OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
South Africa, Parliament of (Q)	BCL	0.42	1.00	12/20/24	(800)	5	(30)	35
South Africa, Parliament of (Q)	GSC	0.42	1.00	12/20/24	(1,000)	6	(40)	46
					(6,250)	32	(127)	159

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PIMCO Investment Grade Credit Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	667,978	—	667,978
Government And Agency Obligations	—	219,439	—	219,439
Non-U.S. Government Agency Asset-Backed Securities	—	61,885	—	61,885
Senior Floating Rate Instruments	—	6,201	—	6,201
Preferred Stocks	2,354	—	—	2,354
Common Stocks	—	127	122	249
Warrants	—	—	—	—
Other Equity Interests	—	—	—	—
Short Term Investments	4,926	4,787	—	9,713
	7,280	960,417	122	967,819
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	1,400	—	—	1,400
Centrally Cleared Interest Rate Swap Agreements	—	1,404	—	1,404
Centrally Cleared Credit Default Swap Agreements	—	1,183	—	1,183
Open Forward Foreign Currency Contracts	—	472	—	472
OTC Credit Default Swap Agreements	—	163	—	163
	1,400	3,222	—	4,622
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(234)	—	—	(234)
Centrally Cleared Interest Rate Swap Agreements	—	(1,062)	—	(1,062)
Centrally Cleared Credit Default Swap Agreements	—	(259)	—	(259)
OTC Written Options	—	(83)	—	(83)
Open Forward Foreign Currency Contracts	—	(848)	—	(848)
OTC Credit Default Swap Agreements	—	(4)	—	(4)
	(234)	(2,256)	—	(2,490)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/PIMCO Real Return Fund
GOVERNMENT AND AGENCY OBLIGATIONS 104.1%
U.S. Treasury Inflation Indexed Securities 85.8%
Treasury, United States Department of
0.13%, 10/15/24 - 02/15/52 (a)	275,303	239,518
0.25%, 01/15/25 - 07/15/29 (a) (b)	81,206	76,586
2.38%, 01/15/25 (a) (b)	38,929	38,625
0.38%, 07/15/25 (a) (c)	9,073	8,789
0.13%, 10/15/25 (a) (c)	9,960	9,576
0.63%, 01/15/26 (a)	28,305	27,315
2.00%, 01/15/26 (a)	23,513	23,325
0.13%, 07/15/26 - 07/15/31 (a) (b)	129,395	118,814
0.38%, 01/15/27 (a)	22,302	21,201
2.38%, 01/15/27 (a) (c)	397	400
0.38%, 07/15/27 (a) (b)	61,001	57,970
1.63%, 10/15/27 (a)	21,292	21,132
0.50%, 01/15/28 (a) (b)	86,816	82,177
1.75%, 01/15/28 (a)	14,224	14,144
3.63%, 04/15/28 (a) (b)	39,211	42,011
0.75%, 07/15/28 - 02/15/42 (a) (b)	81,881	73,427
0.88%, 01/15/29 (a) (b)	37,657	36,075
2.50%, 01/15/29 (a) (b)	28,226	29,206
3.88%, 04/15/29 (a)	13,762	15,183
0.63%, 07/15/32 (a) (b)	105,152	96,263
2.13%, 02/15/40 - 02/15/41 (a)	31,963	32,933
0.63%, 02/15/43 (a) (c)	8,484	6,652
1.38%, 02/15/44 (a) (b)	43,763	39,229
0.75%, 02/15/45 (a)	33,884	26,594
1.00%, 02/15/46 - 02/15/48 (a)	40,861	33,462
0.88%, 02/15/47 (a)	20,574	16,282
1.00%, 02/15/49 (a) (c)	3,228	2,610
0.25%, 02/15/50 (a)	15,198	9,960
1.50%, 02/15/53 (a)	6,003	5,473
		1,204,932
Mortgage-Backed Securities 10.2%
Federal Home Loan Mortgage Corporation
7.40%, (6 Month USD LIBOR + 1.79%), 07/01/36 (d)	61	61
5.77%, (1 Year USD LIBOR + 1.52%), 09/01/36 (d)	22	23
5.93%, (1 Year USD LIBOR + 1.69%), 10/01/36 (d)	29	30
Federal National Mortgage Association, Inc.
5.52%, (1 Year USD LIBOR + 1.27%), 11/01/35 (d)	11	11
4.32%, (1 Year USD LIBOR + 1.81%), 03/01/36 (d)	25	26
4.50%, 09/01/52 - 11/01/52	984	955
5.00%, 06/01/53	385	381
TBA, 5.00%, 01/15/54 (b)	16,000	15,840
TBA, 4.00%, 02/15/54 (b)	1,100	1,042
TBA, 4.50%, 02/15/54 (b)	56,500	54,858
TBA, 5.50%, 02/15/54 (b)	17,100	17,189
TBA, 6.00%, 02/15/54 (b)	31,800	32,308
TBA, 6.50%, 02/15/54 (b)	20,100	20,592
		143,316
Treasury Inflation Indexed Securities 7.6%
Cabinet Office, Government of Japan
0.10%, 03/10/28 - 03/10/29, JPY (a)	3,849,837	28,733
Gouvernement De France
0.25%, 07/25/24, EUR (a) (e)	4,532	4,966
0.10%, 03/01/26, EUR (a) (e)	12,402	13,543
0.10%, 07/25/31 - 07/25/38, EUR (a)	8,173	8,551
Government of Canada
4.25%, 12/01/26, CAD (a)	6,866	5,616
Segretariato Generale Della Presidenza Della Repubblica
1.40%, 05/26/25, EUR (f)	38,300	41,486
0.40%, 05/15/30, EUR (a) (e)	3,478	3,583
		106,478
Collateralized Mortgage Obligations 0.5%
Federal Home Loan Mortgage Corporation
Series F1-278, 5.90%, (SOFR 30-Day Average + 0.56%), 09/15/42 (d)	1,058	1,036
Series WF-4779, REMIC, 5.57%, (SOFR 30-Day Average + 0.46%), 07/15/44 (d)	748	737
Series T-1A1-62, REMIC, 6.21%, (12 Month Treasury Average + 1.20%), 10/25/44 (d)	96	88
Series T-1A1-63, REMIC, 6.21%, (12 Month Treasury Average + 1.20%), 02/25/45 (d)	73	70
Federal National Mortgage Association, Inc.
Series 2007-A1-73, REMIC, 5.51%, (SOFR 30-Day Average + 0.17%), 07/25/37 (d)	25	25
Government National Mortgage Association
Series 2017-FB-H10, REMIC, 6.46%, (1 Year USD LIBOR + 1.47%), 04/20/67 (d)	1,247	1,248
Series 2018-FG-H15, REMIC, 6.25%, (1 Year USD LIBOR + 0.87%), 08/20/68 (d)	1,587	1,567
Series 2022-F-H22, REMIC, 6.24%, (SOFR 30-Day Average + 0.90%), 10/20/72 (d)	2,310	2,294
		7,065
Asset-Backed Securities 0.0%
U.S. Small Business Administration
5.29%, 12/01/27	64	64
Total Government And Agency Obligations (cost $1,515,403)		1,461,855
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.5%
522 Funding CLO 2018-3(A), Ltd.
Series 2018-AR-3A, 6.72%, (3 Month Term SOFR + 1.30%), 10/20/31 (d)	700	699
Ace Securities Corp. Home Equity Loan Trust, Series 2007-ASAP1
Series 2007-A2B-ASP1, REMIC, 5.87%, (1 Month Term SOFR + 0.51%), 03/25/37 (d) (g)	339	136
Adagio V CLO Designated Activity Company
Series V-ARR-A, 4.69%, (3 Month EURIBOR + 0.72%), 10/15/31, EUR (d) (h)	1,000	1,088
AerCap Ireland Capital Designated Activity Company
Series ARRE-3A, 4.71%, (3 Month EURIBOR + 0.75%), 04/15/32, EUR (d) (h)	391	428
Allegro CLO IX Ltd
Series 2018-A-3A, 6.82%, (3 Month Term SOFR + 1.43%), 10/16/31 (d)	600	600
Alternative Loan Trust 2005-43
Series 2005-A4-29CB, REMIC, 5.00%, 07/25/35	70	39
Alternative Loan Trust 2006-HY11
Series 2006-A1-HY11, REMIC, 5.71%, (1 Month Term SOFR + 0.35%), 06/25/36 (d) (g)	276	244
Alternative Loan Trust 2007-1T1
Series 2007-1A1-1T1, REMIC, 6.00%, 03/25/37	2,186	784
Alternative Loan Trust 2007-4CB
Series 2007-1A35-4CB, REMIC, 6.00%, 04/25/37	225	192
AMMC CLO XII, Limited
Series 2013-AR2-12A, 6.58%, (3 Month Term SOFR + 1.21%), 11/11/30 (d)	487	487
Anchorage Capital CLO 11 Ltd
Series 2019-AR-11A, 6.81%, (3 Month Term SOFR + 1.40%), 07/22/32 (d)	1,200	1,199
Anchorage Capital Europe Clo 1 DAC
Series A1R-1A, 4.75%, (3 Month EURIBOR + 0.78%), 01/15/31, EUR (d)	2,190	2,383
Apidos CLO XXVII
Series 2017-A1AR-26A, 6.56%, (3 Month Term SOFR + 1.16%), 07/18/29 (d)	1,131	1,130
Series 2017-A1R-27A, 6.59%, (3 Month Term SOFR + 1.19%), 07/17/30 (d)	1,197	1,196
Arbor Realty Collateralized Loan Obligation Ltd
Series 2022-A-FL1, 6.79%, (SOFR 30-Day Average + 1.45%), 01/15/37 (d)	1,300	1,292
Ares European CLO VI Designated Activity Company
Series 2013-ARR-6A, 4.57%, (3 Month EURIBOR + 0.61%), 04/15/30, EUR (d) (h)	575	628

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Ares XL CLO, Ltd.
Series 2016-A1RR-40A, 6.53%, (3 Month Term SOFR + 1.13%), 01/16/29 (d)	2,227	2,223
Armada Euro Clo III Designated Activity Company
Series A1R-3A, 4.69%, (3 Month EURIBOR + 0.72%), 07/15/31, EUR (d) (h)	2,487	2,712
Atlas Senior Loan Fund Ltd
Series 2017-A-8A, 6.81%, (3 Month Term SOFR + 1.41%), 01/16/30 (d)	608	608
Banc of America Mortgage Securities, Inc.
Series 2005-2A1-E, REMIC, 4.58%, 06/25/35 (d)	14	12
Barings CLO Ltd 2016-II
Series 2016-AR2-2A, 6.75%, (3 Month Term SOFR + 1.33%), 01/20/32 (d)	800	800
Bastille Euro CLO 2020-3 Designated Activity Company
Series 2020-A-3A, 5.11%, (3 Month EURIBOR + 1.15%), 01/15/34, EUR (d) (h)	500	546
BCAP LLC Trust 2011-RR5
Series 2011-12A1-RR5, REMIC, 4.53%, 03/26/37 (d)	175	166
BDS 2022-FL11 LLC
Series 2022-ATS-FL11, 7.16%, (1 Month Term SOFR + 1.80%), 03/21/39 (d)	1,600	1,595
Bear Stearns ALT-A Trust 2006-3
Series 2005-24A1-10, REMIC, 4.96%, 01/25/36 (d)	76	69
Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates Series 2006-4
Series 2006-21A1-4, REMIC, 4.25%, 08/25/36 (d)	86	52
Bear Stearns ARM Trust 2004-1
Series 2003-3A2-3, REMIC, 4.98%, 05/25/33 (d)	8	7
Series 2003-2A1-9, REMIC, 5.45%, 02/25/34 (d)	38	35
Series 2004-22A1-9, REMIC, 5.22%, 11/25/34 (d)	25	24
Series 2004-22A1-10, REMIC, 5.12%, 01/25/35 (d)	24	21
Bear Stearns Arm Trust 2005-6
Series 2005-2A1-1, REMIC, 4.33%, 03/25/35 (d)	65	58
Bear Stearns Structured Products Inc. Trust 2007-R6
Series 2007-2A1-R6, REMIC, 3.99%, 12/26/46 (d)	187	136
Benefit Street Partners CLO XII Ltd
Series 2017-A1R-12A, 6.61%, (3 Month Term SOFR + 1.21%), 10/15/30 (d)	627	626
Birch Grove CLO Ltd
Series AR-19A, 6.78%, (3 Month Term SOFR + 1.39%), 06/16/31 (d)	581	581
Black Diamond CLO 2019-1 Designated Activity Company
Series 2019-A1R-1A, 4.98%, (3 Month EURIBOR + 0.98%), 05/15/32, EUR (d) (h)	391	427
Blackrock European CLO IV Designated Activity Company
Series A-4A, 4.82%, (3 Month EURIBOR + 0.85%), 07/15/30, EUR (d) (h)	896	979
BlueMountain CLO XXII Ltd
Series 2018-A1-22A, 6.74%, (3 Month Term SOFR + 1.34%), 07/15/31 (d)	1,090	1,089
BlueMountain EUR CLO 2016-1 DAC
Series 2016-AR-1A, 4.75%, (3 Month EURIBOR + 0.79%), 04/28/32, EUR (d) (h)	707	772
Capital Four US CLO II Ltd
Series 2022-AR-1A, 0.00%, 01/20/37 (d)	500	500
Carlyle Euro CLO 2017-2 Designated Activity Company
Series 2017-A1R-2A, 4.63%, (3 Month EURIBOR + 0.63%), 08/15/30, EUR (d) (h)	1,827	1,994
Carlyle Global Market Strategies CLO 2012-4, Ltd
Series 2012-A1R3-4A, REMIC, 6.75%, (3 Month Term SOFR + 1.34%), 04/22/32 (d)	400	400
Carlyle Global Market Strategies CLO 2013-1, Ltd
Series 2013-A1RR-1A, 6.59%, (3 Month Term SOFR + 1.21%), 08/14/30 (d)	991	991
Carlyle Global Market Strategies Euro CLO 2014-2 Designated Activity Company
Series 2014-AR1-2A, 4.13%, (3 Month EURIBOR + 0.75%), 11/15/31, EUR (d) (h)	1,298	1,408
Carlyle US CLO 2017-1, Ltd.
Series 2017-A1R-1A, 6.68%, (3 Month Term SOFR + 1.26%), 04/21/31 (d)	1,273	1,273
CBAM 2018-5 Ltd
Series 2018-A-5A, 6.68%, (3 Month Term SOFR + 1.28%), 04/17/31 (d)	667	666
CBAM 2019-10, Ltd.
Series 2019-A1R-10A, 6.80%, (3 Month Term SOFR + 1.38%), 04/20/32 (d)	800	800
C-Bass Mortgage Loan Asset Backed Certificates Series 2002-CB2
Series 2005-M4-CB3, REMIC, 6.52%, (1 Month Term SOFR + 1.16%), 08/25/34 (d) (g)	205	193
Cedar Funding V CLO, Ltd.
Series 2016-A1R-5A, 6.76%, (3 Month Term SOFR + 1.36%), 07/17/31 (d)	700	700
Chase Mortgage Finance Trust Series 2007-A1
Series 2007-5A1-A1, REMIC, 5.30%, 02/25/37 (d)	8	7
CHL Mortgage Pass-Through Trust 2007-1
Series 2007-A1-1, REMIC, 6.00%, 03/25/37	721	355
CIFC European Funding CLO III Designated Activity Company
Series A-3A, 4.23%, (3 Month EURIBOR + 1.05%), 01/15/34, EUR (d) (h)	1,000	1,086
CIFC Funding 2017-I, Ltd.
Series 2017-AR-1A, 6.68%, (3 Month Term SOFR + 1.27%), 04/23/29 (d)	372	372
CIFC Funding 2018-III Ltd
Series 2018-A-3A, 6.76%, (3 Month Term SOFR + 1.36%), 07/18/31 (d)	700	700
CIFC Funding Ltd 2015-I
Series 2018-A-1A, 6.66%, (3 Month Term SOFR + 1.26%), 04/18/31 (d)	1,767	1,766
CIT Mortgage Loan Trust 2007-1
Series 2007-1M1-1, REMIC, 6.97%, (1 Month Term SOFR + 1.61%), 10/26/37 (d)	1,886	1,857
Citigroup Mortgage Loan Trust 2006-AMC1
Series 2006-A1-AMC1, REMIC, 5.76%, (1 Month Term SOFR + 0.40%), 09/25/36 (d) (g)	1,613	1,542
Citigroup Mortgage Loan Trust 2007-10
Series 2007-22AA-10, REMIC, 4.52%, 09/25/37 (d)	252	224
Citigroup Mortgage Loan Trust 2007-AMC2
Series 2007-A3A-AMC2, REMIC, 5.55%, (1 Month Term SOFR + 0.19%), 01/25/37 (d) (g)	44	29
Citigroup Mortgage Loan Trust 2007-AMC3
Series 2007-A2B-AMC3, REMIC, 5.83%, (1 Month Term SOFR + 0.29%), 03/25/37 (d) (g)	1,018	863
Citigroup Mortgage Loan Trust 2007-AMC4
Series 2007-M1-AMC4, REMIC, 5.88%, (1 Month Term SOFR + 0.38%), 05/25/37 (d) (g)	1,200	1,055
Citigroup Mortgage Loan Trust 2007-AR4
Series 2007-1A1A-AR4, REMIC, 4.20%, 03/25/37 (d)	865	745
Citigroup Mortgage Loan Trust Inc.
Series 2004-1CB1-NCM2, REMIC, 5.50%, 08/25/34	5	4
Series 2005-2A2B-3, REMIC, 5.32%, 08/25/35 (d)	26	26
Series 2005-A2-6, REMIC, 5.97%, (1 Year Treasury + 2.15%), 09/25/35 (d)	4	4
Series 2005-A1-6, REMIC, 7.20%, (1 Year Treasury + 2.10%), 09/25/35 (d)	5	5
Series 2005-M3-HE4, REMIC, 6.16%, (1 Month Term SOFR + 0.80%), 10/25/35 (d) (g)	3,422	2,969
Citigroup Mortgage Loan Trust Series 2007 AHL3
Series 2007-A3A-AHL3, REMIC, 5.59%, (1 Month Term SOFR + 0.17%), 07/25/45 (d) (g)	92	64

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Contego CLO IV Designated Activity Company
Series AR-4A, 4.64%, (3 Month EURIBOR + 0.64%), 01/23/30, EUR (d) (h)	498	540
CQS US CLO 2022-2 Ltd
Series 2022-A1R-2A, 7.27%, (3 Month Term SOFR + 1.85%), 07/21/31 (d)	1,889	1,890
Credit-Based Asset Servicing and Securitization LLC
Series 2007-A1-CB6, REMIC, 5.59%, (1 Month Term SOFR + 0.23%), 07/25/37 (d) (g)	71	46
Series 2007-A3-CB6, REMIC, 5.69%, (1 Month Term SOFR + 0.33%), 07/25/37 (d) (g)	2,078	1,362
Crestline Denali CLO XIV Ltd
Series 2016-AR2-1A, 6.81%, (3 Month Term SOFR + 1.40%), 10/23/31 (d)	787	787
Crestline Denali CLO XV, Ltd.
Series 2017-AR-1A, 6.71%, (3 Month Term SOFR + 1.29%), 04/22/30 (d)	1,907	1,907
CSMC Mortgage-Backed Trust 2007-1
Series 2007-1A6A-1, REMIC, 5.86%, 02/25/37 (d) (g)	586	137
CSMC Series 2015-12R
Series 2015-2A2-12R, REMIC, 3.19%, 12/03/37 (d)	2,093	1,861
CSMC Series 2015-3R
Series 2015-5A2-3R, REMIC, 5.59%, 09/29/36 (d)	520	500
CVC Cordatus Loan Fund III Designated Activity Company
Series A1RR-3A, 4.78%, (3 Month EURIBOR + 0.78%), 08/15/32, EUR (d) (h)	694	757
CVP CLO 2017-2 Ltd
Series 2017-A-2A, 6.87%, (3 Month Term SOFR + 1.45%), 01/21/31 (d) (h)	425	425
CWABS Asset-Backed Certificates Trust 2007-12
Series 2007-1A1-12, REMIC, 6.21%, (1 Month Term SOFR + 0.85%), 06/25/37 (d) (g)	70	68
CWABS Asset-Backed Certificates Trust 2007-8
Series 2007-1A1-8, REMIC, 5.85%, (1 Month Term SOFR + 0.30%), 02/25/36 (d) (g)	3,533	3,290
Dryden 44 Euro CLO 2015 BV
Series 2015-A1RR-44A, 4.84%, (3 Month EURIBOR + 8.80%), 04/17/34, EUR (d) (h)	500	540
Dryden 52 Euro CLO 2017 B.V.
Series 2017-AR-52A, 4.86%, (3 Month EURIBOR + 0.86%), 05/15/34, EUR (d) (h)	399	433
Dryden 64 CLO, Ltd.
Series 2018-A-64A, 6.63%, (3 Month Term SOFR + 1.23%), 04/18/31 (d)	581	580
Elmwood CLO 24 Ltd
Series 2023-A1-3A, 7.07%, (3 Month Term SOFR + 1.70%), 12/12/33 (d)	1,750	1,748
Eurosail-UK 2007-3BL PLC
Series 2007-A3A-3X, 6.26%, (SONIA + 1.07%), 06/13/45, GBP (d) (e)	401	507
Series 2007-A3C-3A, 6.26%, (SONIA + 1.07%), 06/13/45, GBP (d) (h)	138	174
Fidelity Grand Harbour CLO 2019-1 Designated Activity Company
Series 2019-A-1A, 5.12%, (3 Month EURIBOR + 1.20%), 03/15/32, EUR (d) (h)	700	765
First Franklin Mortgage Loan Trust 2006-FF10
Series 2006-A5-FF10, REMIC, 6.09%, (1 Month Term SOFR + 0.42%), 07/25/36 (d) (g)	1,399	1,326
First Franklin Mortgage Loan Trust 2006-FF17
Series 2006-A2-FF17, REMIC, 5.71%, (1 Month Term SOFR + 0.23%), 12/25/36 (d) (g)	5,037	4,361
First NLC Trust
Series 2007-A1-1, REMIC, 5.54%, (1 Month Term SOFR + 0.18%), 08/25/37 (d)	198	98
Gallatin CLO VIII 2017-1 Ltd
Series 2017-A1R-1A, 6.75%, (3 Month Term SOFR + 1.35%), 07/15/31 (d)	895	892
Great Hall Mortgages No.1 PLC
Series 2006-A2A-1, 5.46%, (SONIA + 0.27%), 06/18/38, GBP (d) (e)	6	7
Series 2007-A2A-1, 5.44%, (SONIA + 0.25%), 03/18/39, GBP (d) (e)	13	16
Greenpoint M F T S 2006-AR4
Series 2006-A-A6, REMIC, 5.83%, (1 Month Term SOFR + 0.47%), 09/25/46 (d) (g)	231	203
Grifonas Finance No.1 PLC
Series A-1, 4.21%, (6 Month EURIBOR + 0.28%), 08/28/39, EUR (d) (e) (g)	371	396
GS Mortgage Securities Corp.
Series 2006-AF4A-7, REMIC, 6.72%, 03/25/46 (g)	233	128
GSR Mortgage Loan Trust 2005-AR1
Series 2005-1A1-AR1, REMIC, 6.17%, 01/25/35 (d)	21	20
HalseyPoint CLO II, Ltd.
Series 2020-A1-2A, 7.54%, (3 Month Term SOFR + 2.12%), 07/21/31 (d)	624	624
Harborview Mortgage Loan Trust
Series 2004-2A-1, REMIC, 5.57%, 04/19/34 (d)	65	61
HarborView Mortgage Loan Trust 2007-5
Series 2007-A1A-5, REMIC, 5.66%, (1 Month Term SOFR + 0.30%), 09/19/37 (d) (g)	16	14
Harvest CLO XXI Designated Activity Company
Series A1R-21A, 4.73%, (3 Month EURIBOR + 0.76%), 07/15/31, EUR (d) (h)	600	653
Hayfin Emerald CLO XII Designated Activity Company
Series A-12A, 0.00%, (3 Month EURIBOR + 1.74%), 10/25/37, EUR (d) (h)	3,300	3,645
Home Equity Asset Trust
Series 2005-M2-8, REMIC, 5.92%, (1 Month Term SOFR + 0.56%), 02/25/36 (d) (g)	1,045	992
IndyMac MBS, Inc.
Series 2003-A2-A5, REMIC, 5.50%, 06/25/33	8	8
Series 2005-4A1-AR1, REMIC, 3.93%, 03/25/35 (d)	9	9
Series 2005-2A1-AR1, REMIC, 4.80%, 11/25/35 (d)	17	17
Series 2005-A1-16IP, REMIC, 6.11%, (1 Month Term SOFR + 0.75%), 07/25/45 (d) (g)	70	56
J.P. Morgan Mortgage Acquisition Trust 2006-Ch2
Series 2006-AV5-CH2, REMIC, 5.89%, (1 Month Term SOFR + 0.32%), 10/25/36 (d) (g)	18	18
J.P. Morgan Mortgage Trust 2005-A1
Series 2005-7A1-A6, REMIC, 5.05%, 08/25/35 (d)	40	36
Series 2005-2A1-A6, REMIC, 5.82%, 08/25/35 (d)	34	33
Series 2005-4A1-A6, REMIC, 5.39%, 09/25/35 (d)	6	6
J.P. Morgan Mortgage Trust 2007-A1
Series 2007-1A1-A1, REMIC, 5.67%, 07/25/35 (d)	12	11
J.P. Morgan Mortgage Trust, Series 2008-R2
Series 2008-1A1-R2, REMIC, 2.88%, 07/27/37 (d)	157	142
Kayne CLO 5 Ltd
Series 2019-AR-5A, 6.78%, (3 Month Term SOFR + 1.38%), 07/26/32 (d)	500	500
KKR CLO 11 Ltd
Series AR-11, 6.84%, (3 Month Term SOFR + 1.44%), 01/15/31 (d)	695	695
KKR CLO 9 Ltd.
Series AR2-9, 6.61%, (3 Month Term SOFR + 1.21%), 07/15/30 (d)	339	339
Laurelin 2016-1 Designated Activity Company
Series 2016-ARR-1A, 4.71%, (3 Month EURIBOR + 0.72%), 10/20/35, EUR (d) (h)	380	415
LCM Loan Income Fund I Ltd.
Series A-1A, 6.71%, (3 Month Term SOFR + 1.29%), 04/21/31 (d)	350	349
LCM XV LP
Series AR2-15A, 6.68%, (3 Month Term SOFR + 1.26%), 07/22/30 (d)	1,339	1,338
LCM XVI Limited Partnership
Series AR3-13A, REMIC, 6.53%, (3 Month Term SOFR + 1.13%), 07/19/27 (d)	747	747
Lehman XS Trust, Series 2007-15N
Series 2007-2A1-15N, REMIC, 5.97%, (1 Month Term SOFR + 0.61%), 08/25/47 (d) (g)	366	335
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
LoanCore 2021-CRE5 Issuer Ltd.
Series 2021-A-CRE5, REMIC, 6.78%, (1 Month Term SOFR + 1.41%), 07/15/36 (d)	2,003	1,982
LoanCore 2021-CRE7 Issuer Ltd
Series 2022-A-CRE7, 6.89%, (SOFR 30-Day Average + 1.55%), 01/21/37 (d)	1,600	1,581
Long Beach Mortgage Loan Trust 2006-7
Series 2006-2A2-7, REMIC, 5.71%, (1 Month Term SOFR + 0.35%), 08/25/36 (d) (g)	391	152
M360 2021-CRE3 Ltd
Series 2021-A-CRE3, 6.97%, (1 Month Term SOFR + 1.61%), 11/22/38 (d)	481	473
Madison Park Funding XXVI, Ltd.
Series 2017-AR-26A, 6.85%, (3 Month Term SOFR + 1.46%), 07/29/30 (d)	289	289
Madison Park Funding XXX, Ltd.
Series 2018-A-30A, 6.41%, (3 Month Term SOFR + 1.01%), 04/16/29 (d)	651	650
Magnetite VIII, Limited
Series 2014-AR2-8A, 6.64%, (3 Month Term SOFR + 1.24%), 04/15/31 (d)	279	279
Magnetite XVIII Ltd
Series 2016-AR2-18A, 6.52%, (3 Month Term SOFR + 1.14%), 11/15/28 (d)	651	650
Man GLG Euro CLO IV Designated Activity Company
Series A1R-2A, 4.84%, (3 Month EURIBOR + 0.87%), 01/15/30, EUR (d) (h)	210	231
Man GLG Euro CLO V Designated Activity Company
Series A1R-5A, 4.61%, (3 Month EURIBOR + 0.69%), 12/15/31, EUR (d) (h)	369	402
MASTR Adjustable Rate Mortgages Trust 2004-10
Series 2003-2A1-6, REMIC, 4.52%, 12/25/33 (d)	42	39
MASTR Asset Backed Securities Trust 2006-AM1
Series 2005-M1-FRE1, REMIC, 6.22%, (1 Month Term SOFR + 0.86%), 10/25/35 (d) (g)	47	42
Merrill Lynch Mortgage Capital Inc.
Series 2004-2A2-A1, REMIC, 4.92%, 02/25/34 (d)	47	44
Merrill Lynch Mortgage Investors Trust, Series MLCC 2003-C
Series 2003-1A1-A2, REMIC, 5.31%, 02/25/33 (d)	27	25
MF1 2022-FL9 LLC
Series 2022-A-FL9, 7.51%, (1 Month Term SOFR + 2.15%), 06/22/37 (d)	1,500	1,500
MidOcean Credit CLO II
Series 2013-ARR-2A, 6.68%, (3 Month Term SOFR + 1.29%), 01/29/30 (d)	227	227
MidOcean Credit CLO VIII
Series 2018-A1R-8A, 6.68%, (3 Month Term SOFR + 1.31%), 02/20/31 (d)	778	777
Mill City Mortgage Loan Trust 2019-GS2
Series 2019-A1-GS2, REMIC, 2.75%, 08/25/59 (d)	247	234
Morgan Stanley ABS Capital I Inc. Trust 2006-HE8
Series 2006-A2D-HE8, REMIC, 5.91%, (1 Month Term SOFR + 0.33%), 10/25/36 (d) (g)	1,206	526
Morgan Stanley ABS Capital I Inc. Trust 2007-HE6
Series 2007-A1-HE6, REMIC, 5.59%, (1 Month Term SOFR + 0.17%), 05/25/37 (d) (g)	36	30
Morgan Stanley ABS Capital Trust I Inc.
Series 2004-M3-NC7, REMIC, 6.45%, (1 Month Term SOFR + 1.09%), 07/25/34 (d) (g)	286	281
Series 2005-M2-HE2, REMIC, 6.13%, (1 Month Term SOFR + 0.77%), 01/25/35 (d) (g)	993	943
Series 2005-M3-HE5, REMIC, 6.15%, (1 Month Term SOFR + 0.79%), 09/25/35 (d) (g)	1,373	1,267
Mortgageit Trust 2004-2
Series 2004-M2-2, REMIC, 6.48%, (1 Month Term SOFR + 1.12%), 12/25/34 (d) (g)	132	125
Mountain View CLO 2017-2 Ltd.
Series 2017-AR-1A, 6.75%, (3 Month Term SOFR + 1.35%), 10/16/29 (d)	753	753
MP CLO VII, Ltd.
Series 2015-AR3-1A, 6.55%, (3 Month Term SOFR + 1.15%), 10/18/28 (d)	715	714
Neuberger Berman Loan Advisers NBLA CLO 53 Ltd
Series 2023-A-53A, 6.96%, (3 Month Term SOFR + 1.59%), 10/24/32 (d)	1,200	1,200
New Century Home Equity Loan Trust
Series 2004-M1-4, REMIC, 6.24%, (1 Month Term SOFR + 0.88%), 02/25/35 (d)	213	199
New Residential Mortgage Loan Trust 2019-RPL3
Series 2019-A1-RPL3, REMIC, 2.75%, 07/25/59 (d)	1,387	1,299
Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2005-FM1
Series 2005-M3-FM1, REMIC, 6.24%, (1 Month Term SOFR + 0.88%), 05/25/35 (d) (g)	2,125	2,053
Oak Hill European Credit Partners VII Designated Activity Company
Series 2018-AR-7A, 4.73%, (3 Month EURIBOR + 0.74%), 10/20/31, EUR (d) (h)	1,696	1,847
OCP Euro CLO 2017-1 Designated Activity Company
Series 2017-A-2A, 4.79%, (3 Month EURIBOR + 0.82%), 01/15/32, EUR (d) (h)	451	494
Octagon Investment Partners 18-R Ltd.
Series 2018-A1A-18A, 6.62%, (3 Month Term SOFR + 1.22%), 04/16/31 (d)	1,414	1,413
Octagon Investment Partners XXI, Ltd.
Series 2014-AAR3-1A, 6.64%, (3 Month Term SOFR + 1.26%), 02/14/31 (d)	700	698
OSD CLO 2021-23 Ltd/LLC
Series 2021-A-23A, 6.53%, (3 Month Term SOFR + 1.13%), 04/17/31 (d)	1,239	1,235
OZLM IX, Ltd.
Series 2014-A1A3-9A, 6.78%, (3 Month Term SOFR + 1.36%), 10/20/31 (d)	300	300
OZLM VIII, Ltd.
Series 2014-A1R3-8A, 6.64%, (3 Month Term SOFR + 1.24%), 10/17/29 (d)	556	556
OZLM XVI Ltd
Series 2017-A1R-16A, 6.68%, (3 Month Term SOFR + 1.29%), 05/16/30 (d)	1,641	1,639
OZLM XXIV Ltd
Series 2019-A1AR-24A, 6.84%, (3 Month Term SOFR + 1.42%), 07/20/32 (d)	600	597
Palmer Square European Loan Funding 2022-2 Designated Activity Company
Series 2022-A-2A, 5.02%, (3 Month EURIBOR + 1.05%), 10/15/31, EUR (d) (h)	900	981
Series 2022-A-3A, 5.94%, (3 Month EURIBOR + 1.95%), 04/12/32, EUR (d) (h)	4,059	4,481
Palmer Square European Loan Funding 2023-3 Designated Activity Company
Series 2023-A-3A, 3.96%, (3 Month EURIBOR + 1.50%), 05/15/33, EUR (d) (h)	1,000	1,104
Palmer Square Loan Funding 2020-3, Ltd.
Series 2021-A1-3A, 6.39%, (3 Month Term SOFR + 1.06%), 07/20/29 (d)	1,448	1,445
Palmer Square Loan Funding Ltd
Series 2021-A1-4A, 6.46%, (3 Month Term SOFR + 1.06%), 10/15/29 (d)	1,783	1,778
RALI Series 2007-QH8 Trust
Series 2007-A-QH8, REMIC, 5.79%, 10/25/37 (d)	441	380
RASC Series 2006-EMX1 Trust
Series 2006-A4-EMX4, REMIC, 5.93%, (1 Month Term SOFR + 0.57%), 06/25/36 (d) (g)	2,192	2,106
Regatta VIII Funding Ltd
Series 2017-A-1A, 6.91%, (3 Month Term SOFR + 1.51%), 10/17/30 (d)	1,365	1,365
Residential Asset Mortgage Products, Inc.
Series 2004-MII1-RS2, REMIC, 6.09%, (1 Month Term SOFR + 0.98%), 02/25/34 (d) (g)	414	409
Residential Asset Securities Corporation
Series 2005-M2-KS11, REMIC, 6.10%, (1 Month Term SOFR + 0.74%), 12/25/35 (d) (g)	164	163

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Series 2006-M1-KS3, REMIC, 5.97%, (1 Month Term SOFR + 0.61%), 04/25/36 (d) (g)	288	281
Residential Asset Securitization Trust 2006-A10
Series 2006-A5-A10, REMIC, 6.50%, 09/25/36	185	63
Residential Mortgage Securities 32 PLC
Series A-32A, 6.44%, (SONIA + 1.25%), 06/20/70, GBP (d) (g) (h)	1,124	1,435
Romark CLO Ltd
Series 2017-A1R-1A, REMIC, 6.70%, (3 Month Term SOFR + 1.29%), 10/23/30 (d)	652	652
Saranac CLO VI Limited
Series 2018-A1R-6A, 6.78%, (3 Month Term SOFR + 1.40%), 08/13/31 (d)	1,237	1,236
Saranac CLO VII Limited
Series 2014-A1AR-2A, 6.86%, (3 Month Term SOFR + 1.49%), 11/20/29 (d)	183	183
Saxon Asset Securities Trust 2004-3
Series 2005-M3-4, REMIC, 5.95%, (1 Month Term SOFR + 0.59%), 11/25/37 (d) (g)	2,000	1,603
Saxon Asset Securities Trust 2007-3
Series 2007-1A-3, REMIC, 6.09%, (1 Month Term SOFR + 0.42%), 08/25/24 (d) (g)	334	311
Securitized Asset Backed Receivables LLC Trust 2006-HE1
Series 2006-A2C-HE1, REMIC, 5.79%, (1 Month Term SOFR + 0.43%), 07/25/36 (d) (g)	2,562	846
Securitized Asset Backed Receivables LLC Trust 2006-HE2
Series 2006-A2C-HE2, REMIC, 5.77%, (1 Month Term SOFR + 0.41%), 07/25/36 (d) (g)	371	141
SLM Student Loan Trust 2004-1
Series 2004-A6B-3A, 6.15%, (SOFR 90-Day Average + 0.81%), 10/25/64 (d)	1,581	1,528
Sound Point CLO IV-R, Ltd.
Series 2013-A-3RA, 6.81%, (3 Month Term SOFR + 1.41%), 04/18/31 (d) (h)	300	299
Sound Point CLO IX Ltd
Series 2015-ARRR-2A, 6.89%, (3 Month Term SOFR + 1.47%), 07/20/32 (d)	1,200	1,190
Sound Point CLO XV, Ltd.
Series 2017-ARR-1A, 6.57%, (3 Month Term SOFR + 1.16%), 01/23/29 (d)	182	182
Soundview Home Loan Trust 2007-OPT1
Series 2007-1A1-OPT1, REMIC, 5.67%, (1 Month Term SOFR + 0.31%), 06/25/37 (d) (g)	1,395	991
Stratus CLO 2021-2, Ltd.
Series 2021-A-2A, 6.58%, (3 Month Term SOFR + 1.16%), 12/28/29 (d)	422	421
Stratus CLO 2021-3, Ltd.
Series 2021-A-3A, 6.63%, (3 Month Term SOFR + 1.21%), 12/31/29 (d)	897	896
Structured Asset Mortgage Investments II Inc.
Series 2004-1A1-AR5, REMIC, 6.13%, (1 Month Term SOFR + 0.77%), 10/19/34 (d) (g)	5	5
Structured Asset Securities Corporation
Series 2004-4A1-1, REMIC, 6.48%, 02/25/34 (d)	62	60
Symphony Static CLO I Ltd
Series 2021-A-1A, REMIC, 6.47%, (3 Month Term SOFR + 1.09%), 10/25/29 (d)	363	361
TBW Mortgage-Backed Trust Series 2006-4
Series 2006-A6-4, REMIC, 6.47%, 09/25/36 (d) (g)	473	16
Thornburg Mortgage Securities Trust
Series 2006-A2B-4, REMIC, 5.59%, (1 Month Term SOFR + 0.23%), 07/25/36 (d)	1,689	1,414
Series 2005-A3-1, REMIC, 4.22%, 04/25/45 (d)	47	46
Toro European CLO 5 Designated Activity Company
Series ANV-5A, 3.92%, (3 Month EURIBOR + 0.74%), 10/15/30, EUR (d) (h)	593	648
Series A-5A, 4.70%, (3 Month EURIBOR + 0.74%), 10/15/30, EUR (d) (h)	1,261	1,378
Toro European CLO 7 Designated Activity Company
Series ARE-7A, 4.81%, (3 Month EURIBOR + 0.81%), 02/15/34, EUR (d) (h)	1,800	1,955
Towd Point Mortgage Funding 2019 - Granite4 PLC
Series 2019-A1-GR4A, 6.36%, (SONIA + 1.14%), 10/20/51, GBP (d) (g) (h)	2,053	2,619
Towd Point Mortgage Trust 2019-HY3
Series 2019-A1A-HY3, REMIC, 6.47%, (1 Month Term SOFR + 1.11%), 07/25/27 (d)	505	508
Tralee CLO VII Ltd
Series 2021-A1-7A, 6.96%, (3 Month Term SOFR + 1.58%), 04/25/34 (d)	1,400	1,400
TRTX 2022-FL5 Issuer, Ltd.
Series 2022-A-FL5, 6.99%, (SOFR 30-Day Average + 1.65%), 02/17/39 (d) (g)	300	295
Venture 38 CLO Limited
Series 2019-A1R-38A, 6.81%, (3 Month Term SOFR + 1.42%), 07/30/32 (d)	1,500	1,483
Venture XIV CLO Ltd
Series 2013-ARR-14A, 6.68%, (3 Month Term SOFR + 1.29%), 08/28/29 (d)	192	192
Venture XVII CLO, Limited
Series 2014-ARR-17A, 6.54%, (3 Month Term SOFR + 1.14%), 04/15/27 (d)	195	195
Venture XXV CLO Ltd
Series 2016-ARR-25A, 6.70%, (3 Month Term SOFR + 1.28%), 04/20/29 (d)	62	62
Venture XXVIII CLO, Limited
Series 2017-A1R-28A, 6.67%, (3 Month Term SOFR + 1.25%), 07/22/30 (d)	1,048	1,044
Vibrant CLO XI Ltd
Series 2019-A1R1-11A, 6.80%, (3 Month Term SOFR + 1.38%), 07/20/32 (d)	1,500	1,498
VMC Finance 2022-FL5 LLC
Series 2022-A-FL5, 7.23%, (SOFR 30-Day Average + 1.90%), 02/18/39 (d)	700	691
Voya CLO 2012-4, Ltd.
Series 2012-A1R3-4A, 6.66%, (3 Month Term SOFR + 1.26%), 10/15/30 (d)	405	405
Voya CLO 2013-1, Ltd.
Series 2013-A1AR-1A, 6.87%, (3 Month Term SOFR + 1.47%), 10/15/30 (d)	629	629
Voya CLO 2015-1 Ltd
Series 2015-A1R-1A, 6.56%, (3 Month Term SOFR + 1.16%), 01/18/29 (d)	463	463
Voya CLO 2019-1 Ltd.
Series 2019-AR-1A, 6.72%, (3 Month Term SOFR + 1.32%), 04/15/31 (d)	515	515
WaMu Mortgage Pass-Through Certificates Series 2002-AR17 Trust
Series 2003-A7-AR5, REMIC, 4.82%, 06/25/33 (d)	39	36
WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust
Series 2003-2A-AR9, REMIC, 5.61%, 09/25/33 (d)	20	19
Series 2005-3A1-AR10, REMIC, 3.84%, 08/25/35 (d)	6	6
Series 2005-2A1-AR14, REMIC, 4.73%, 12/25/35 (d)	28	26
WaMu Mortgage Pass-Through Certificates Series 2007-OA4 Trust
Series 2007-1A-OA4, REMIC, 5.78%, (12 Month Treasury Average + 0.77%), 05/25/47 (d)	152	126
WaMu Mortgage Pass-Through Certificates, Series 2006-AR9 Trust
Series 2006-1A-AR9, REMIC, 6.01%, (12 Month Treasury Average + 1.00%), 08/25/46 (d)	780	741
Washington Mutual Mortgage Securities Corp.
Series 2003-A5-AR1, REMIC, 4.01%, 03/25/33 (d)	15	14
Wellfleet CLO 2015-1 Ltd
Series 2015-AR4-1A, 6.57%, (3 Month Term SOFR + 1.15%), 07/20/29 (d)	227	227
Wellfleet CLO 2016-1 Ltd
Series 2016-AR-1A, 6.59%, (3 Month Term SOFR + 1.17%), 04/20/28 (d)	1	1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Wellfleet CLO 2017-2A Ltd
Series 2017-A1R-2A, 6.74%, (3 Month Term SOFR + 1.32%), 10/20/29 (d)	276	276
Wind River 2014-1 CLO Ltd.
Series 2014-ARR-1A, 6.71%, (3 Month Term SOFR + 1.31%), 07/18/31 (d)	453	453
Wind River 2019-3 CLO Ltd.
Series 2019-AR-3A, 6.74%, (3 Month Term SOFR + 1.34%), 07/15/31 (d)	1,600	1,589
Total Non-U.S. Government Agency Asset-Backed Securities (cost $165,136)		161,080
CORPORATE BONDS AND NOTES 0.2%
Financials 0.2%
Avolon Holdings Funding Limited
2.53%, 11/18/27 (h)	89	79
Bank of America Corporation
5.88%, (100, 03/15/28) (i)	1,160	1,110
Credit Suisse Group AG
4.97%, (3 Month EURIBOR + 1.00%), 01/16/26, EUR (d) (e) (j)	100	110
2.13%, 10/13/26, EUR (e) (j)	240	257
1.00%, 06/24/27, EUR (e) (j)	100	104
7.00%, 09/30/27, GBP (e) (j)	100	133
7.75%, 03/01/29, EUR (e) (j)	100	127
Lloyds Banking Group PLC
4.95%, (5 Year EURIBOR Swap Rate Constant Maturity + 5.29%), (100, 06/27/25), EUR (d) (e) (i) (j)	600	645
		2,565
Consumer Discretionary 0.0%
Nissan Motor Co., Ltd.
4.35%, 09/17/27 (h)	300	287
Information Technology 0.0%
VMware, Inc.
3.90%, 08/21/27	200	194
Health Care 0.0%
Community Health Systems, Inc.
5.63%, 03/15/27 (h) (k)	200	186
Utilities 0.0%
Eversource Energy
2.90%, 10/01/24 (k)	100	98
Total Corporate Bonds And Notes (cost $3,490)		3,330
PREFERRED STOCKS 0.1%
Financials 0.1%
Wells Fargo & Company, 7.50% (i) (j)	1	598
Total Preferred Stocks (cost $500)		598
SHORT TERM INVESTMENTS 0.2%
Treasury Securities 0.2%
Magyar Nemzeti Bank
10.88%, 01/04/24, HUF	681,000	1,962
U.S. Treasury Bill 0.0%
Treasury, United States Department of
5.34%, 02/22/24 (c)	333	331
Investment Companies 0.0%
JNL Government Money Market Fund - Class I, 5.22% (l) (m)	238	238
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (l) (m)	64	64
Total Short Term Investments (cost $2,607)		2,595
Total Investments 116.1% (cost $1,687,136)		1,629,458
Other Derivative Instruments (0.2)%		(2,743)
Other Assets and Liabilities, Net (15.9)%		(222,677)
Total Net Assets 100.0%		1,404,038

(a) Treasury inflation indexed note, par amount is adjusted for inflation.

(b) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $963,817.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(f) Treasury inflation indexed note, par amount is not adjusted for inflation.

(g) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(h) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $38,841 and 2.8% of the Fund.

(i) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(j) Convertible security.

(k) All or a portion of the security was on loan as of December 31, 2023.

(l) Investment in affiliate.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/PIMCO Real Return Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	20,965	20,727	6	—	—	238	—
JNL Government Money Market Fund, 5.32% - Class SL	—	1,331	1,267	1	—	—	64	—
JNL Securities Lending Collateral Fund - Institutional Class	—	730	730	—	—	—	—	—
	—	23,026	22,724	7	—	—	302	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Real Return Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Credit Suisse Group AG, 4.97%, 01/16/26	03/27/23	101	110	—
Credit Suisse Group AG, 2.13%, 10/13/26	03/22/23	241	257	—
Credit Suisse Group AG, 1.00%, 06/24/27	03/21/23	94	104	—
Credit Suisse Group AG, 7.00%, 09/30/27	03/21/23	120	133	—
Credit Suisse Group AG, 7.75%, 03/01/29	03/24/23	112	127	—
Eurosail-UK 2007-3BL PLC, Series 2007-A3A-3X, 6.26%, 06/13/45	06/29/16	493	507	—
Gouvernement De France, 0.25%, 07/25/24	05/17/22	4,866	4,966	0.4
Gouvernement De France, 0.10%, 03/01/26	05/17/22	13,668	13,543	1.0
Great Hall Mortgages No.1 PLC, Series 2006-A2A-1, 5.46%, 06/18/38	09/18/21	8	7	—
Great Hall Mortgages No.1 PLC, Series 2007-A2A-1, 5.44%, 03/18/39	09/18/21	17	16	—
Grifonas Finance No.1 PLC, Series A-1, 4.21%, 08/28/39	02/10/15	326	396	—
Lloyds Banking Group PLC, 4.95% (callable at 100, 06/27/25)	01/31/18	755	645	—
Segretariato Generale Della Presidenza Della Repubblica, 0.40%, 05/15/30	09/24/21	4,316	3,583	0.3
		25,117	24,394	1.7

JNL/PIMCO Real Return Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro BOBL	173	March 2024	EUR	20,301	(90)	366
Euro Buxl 30 Year Bond	28	March 2024	EUR	4,037	(122)	(76)
Italy Government BTP Bond	105	March 2024	EUR	12,035	(230)	518
United States 10 Year Ultra Bond	793	March 2024		89,807	(74)	3,779
United States 2 Year Note	95	April 2024		19,344	12	218
					(504)	4,805
Short Contracts
Australia 10 Year Bond	(2)	March 2024	AUD	(226)	—	(5)
Euro Bund	(511)	March 2024	EUR	(67,899)	801	(2,414)
Euro OAT	(105)	March 2024	EUR	(13,418)	183	(424)
Euro Schatz	(1,652)	March 2024	EUR	(174,991)	36	(1,121)
Italy Short Term Government BTP Bond	(211)	March 2024	EUR	(22,312)	47	(209)
United States 10 Year Note	(266)	March 2024		(29,475)	(21)	(554)
United States 5 Year Note	(1,298)	April 2024		(138,042)	(97)	(3,146)
United States Long Bond	(354)	March 2024		(40,739)	66	(3,489)
United States Ultra Bond	(209)	March 2024		(26,021)	93	(1,900)
					1,108	(13,262)

JNL/PIMCO Real Return Fund — Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
6M EURIBOR (S)	Receiving	0.19	(A)	11/04/52	EUR	4,600	92	2,003
6M EURIBOR (S)	Receiving	0.20	(A)	11/08/52	EUR	13,300	266	5,950
6M EURIBOR (S)	Receiving	2.75	(A)	03/20/54	EUR	35,360	1,033	(4,804)
6M EURIBOR (S)	Paying	0.55	(A)	08/10/24	EUR	200	—	(4)
6M EURIBOR (S)	Paying	0.70	(A)	04/11/27	EUR	2,500	(1)	(144)
6M EURIBOR (S)	Paying	0.65	(A)	04/12/27	EUR	5,800	(3)	(344)
6M EURIBOR (S)	Paying	0.65	(A)	05/11/27	EUR	2,800	(2)	(166)
6M EURIBOR (S)	Paying	1.00	(A)	05/18/27	EUR	3,200	(2)	(153)
6M EURIBOR (S)	Paying	2.88	(A)	08/15/32	EUR	18,200	(156)	645
6M EURIBOR (S)	Paying	3.00	(A)	03/20/34	EUR	167,750	(1,829)	11,472
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	0.30	(S)	03/20/28	JPY	60,000	—	3
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	0.55	(A)	09/14/28	JPY	1,400,000	5	(31)
Bank of Japan Overnight Call Rate TONAR (S)	Receiving	0.45	(S)	03/20/29	JPY	792,690	3	45
Bank of Japan Overnight Call Rate TONAR (A)	Receiving	0.50	(A)	12/15/31	JPY	1,021,000	11	104
Eurostat Eurozone HICP Ex Tobacco (A)	Receiving	2.55	(A)	11/15/53	EUR	900	4	(29)
Eurostat Eurozone HICP Ex Tobacco (A)	Receiving	2.62	(A)	11/15/53	EUR	900	5	(54)
Eurostat Eurozone HICP Ex Tobacco (A)	Paying	2.36	(A)	11/15/33	EUR	2,800	(1)	66
Eurostat Eurozone HICP Ex Tobacco (A)	Paying	2.39	(A)	11/15/33	EUR	2,900	(1)	74
Eurostat Eurozone HICP Ex Tobacco (A)	Paying	2.36	(A)	11/15/33	EUR	5,000	(1)	122
Eurostat Eurozone HICP Ex Tobacco (A)	Paying	2.59	(A)	12/15/52	EUR	2,000	(6)	62
Eurostat Eurozone HICP Ex Tobacco (A)	Paying	2.70	(A)	04/15/53	EUR	1,700	(10)	131
Eurostat Eurozone HICP Ex Tobacco (A)	Paying	2.76	(A)	09/15/53	EUR	2,600	(17)	271

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Real Return Fund — Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate[2] (%)		Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Eurostat Eurozone HICP Ex Tobacco (A)	Paying	2.68	(A)	10/15/53	EUR	900	(5)	72
Eurostat Eurozone HICP Ex Tobacco (A)	Paying	2.74	(A)	10/15/53	EUR	1,300	(9)	117
France CPI Excluding Tobacco (A)	Receiving	1.03	(A)	03/15/24	EUR	7,600	(27)	752
France CPI Excluding Tobacco (A)	Paying	1.28	(A)	11/15/34	EUR	500	2	(109)
France CPI Excluding Tobacco (A)	Paying	1.91	(A)	01/15/38	EUR	410	2	(55)
HICP (A)	Receiving	3.00	(A)	05/15/27	EUR	2,700	(3)	47
HICP (A)	Receiving	3.13	(A)	05/15/27	EUR	1,100	(1)	11
HICP (A)	Receiving	2.50	(A)	03/15/28	EUR	1,400	(2)	(17)
HICP (A)	Receiving	2.36	(A)	08/15/30	EUR	4,000	(3)	44
HICP (A)	Receiving	2.60	(A)	05/15/32	EUR	4,900	(1)	69
HICP (A)	Receiving	2.57	(A)	06/15/32	EUR	2,200	(2)	10
HICP (A)	Receiving	2.72	(A)	06/15/32	EUR	4,400	(3)	(24)
HICP (A)	Receiving	2.47	(A)	07/15/32	EUR	2,500	(1)	38
HICP (A)	Paying	3.52	(A)	09/15/24	EUR	2,400	1	(7)
HICP (A)	Paying	1.38	(A)	03/15/31	EUR	15,200	42	(3,239)
HICP (A)	Paying	2.49	(A)	05/15/37	EUR	3,910	(3)	(114)
HICP (A)	Paying	2.58	(A)	03/15/52	EUR	800	—	(31)
HICP (A)	Paying	2.59	(A)	03/15/52	EUR	1,000	(1)	(9)
HICP (A)	Paying	2.55	(A)	04/15/52	EUR	300	(1)	(11)
HICP (A)	Paying	2.42	(A)	05/15/52	EUR	570	—	(42)
U.S. CPURNSA (A)	Receiving	2.31	(A)	02/26/26		1,400	—	138
U.S. CPURNSA (A)	Receiving	2.42	(A)	03/05/26		8,700	2	813
U.S. CPURNSA (A)	Receiving	2.77	(A)	05/13/26		6,500	3	469
U.S. CPURNSA (A)	Receiving	2.81	(A)	05/14/26		3,000	1	209
U.S. CPURNSA (A)	Receiving	2.70	(A)	05/25/26		4,850	3	361
U.S. CPURNSA (A)	Receiving	2.69	(A)	06/01/26		900	—	67
U.S. CPURNSA (A)	Receiving	1.80	(A)	08/25/27		3,700	—	538
U.S. CPURNSA (A)	Receiving	1.89	(A)	08/27/27		4,500	—	625
U.S. CPURNSA (A)	Receiving	2.57	(A)	08/26/28		800	—	48
U.S. CPURNSA (A)	Receiving	2.65	(A)	09/10/28		1,900	—	99
U.S. CPURNSA (A)	Receiving	2.31	(A)	02/24/31		16,800	(5)	1,754
U.S. CPURNSA (A)	Paying	2.75	(A)	09/07/24		4,600	9	14
U.S. CPURNSA (A)	Paying	2.51	(A)	09/08/24		1,100	—	1
U.S. CPURNSA (A)	Paying	2.56	(A)	09/12/24		5,100	(2)	8
U.S. CPURNSA (A)	Paying	2.57	(A)	09/12/24		5,700	(2)	9
U.S. CPURNSA (A)	Paying	2.34	(A)	02/05/28		10,040	—	(915)
U.S. CPURNSA (A)	Paying	2.37	(A)	06/06/28		8,700	(3)	(742)
U.S. CPURNSA (A)	Paying	2.38	(A)	07/09/28		7,900	(4)	(656)
U.S. CPURNSA (A)	Paying	2.00	(A)	07/25/29		6,100	—	(772)
U.S. CPURNSA (A)	Paying	1.76	(A)	11/04/29		14,500	(2)	(2,189)
U.S. CPURNSA (A)	Paying	1.28	(A)	05/19/30		2,200	(1)	(437)
U.S. SOFR (A)	Receiving	4.25	(A)	12/20/25		155,800	(76)	(659)
U.S. SOFR (A)	Receiving	4.86	(A)	12/22/25		100	—	(1)
U.S. SOFR (A)	Receiving	4.87	(A)	12/22/25		28,600	(14)	(416)
U.S. SOFR (Q)	Receiving	1.84	(S)	11/21/28		19,000	(23)	1,661
U.S. SOFR (A)	Receiving	2.24	(S)	11/21/53		14,100	94	3,609
U.S. SOFR (A)	Receiving	2.87	(A)	02/13/54		21,700	131	1,324
U.S. SOFR (A)	Paying	4.61	(A)	10/31/25		31,100	14	235
U.S. SOFR (A)	Paying	4.61	(A)	10/31/25		50,000	22	379
U.S. SOFR (A)	Paying	3.90	(A)	03/22/26		28,700	14	49
U.S. SOFR (A)	Paying	2.34	(S)	11/21/28		69,600	(16)	(4,643)
U.S. SOFR (A)	Paying	3.09	(A)	02/13/34		48,800	(87)	(1,124)
U.S. SOFR (Q)	Paying	1.89	(S)	11/21/53		3,800	(2)	(1,196)
							(569)	11,381

	JNL/PIMCO Real Return Fund — Exchange Traded Futures Options
Reference Entity	Notional[1]	Purchased (Written) Contracts[1]	Exercise Price		Expiration	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Interest Options
3M EURIBOR Future, Apr. 2024	EUR (314)	(508)	EUR	96.75	04/12/24	24	3

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PIMCO Real Return Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Contracts[1]	Notional[1]		Value ($)
Inflation - Capped/Floor Options
US Urban Consumers Price Index	JPM	Call	4.00	04/22/24	194		776	—
US Urban Consumers Price Index	JPM	Call	4.00	05/16/24	17		68	—
								—
Interest Rate Swaptions
3M LIBOR, 02/15/26	BPC	Call	4.70	02/13/24	51,900,000		51,900	(775)
3M LIBOR, 03/22/26	GSC	Call	3.90	03/20/24	57,400,000		57,400	(321)
3M LIBOR, 01/18/26	JPM	Call	4.75	01/16/24	11,400,000		11,400	(160)
3M LIBOR, 01/18/26	MSC	Call	4.76	01/16/24	39,500,000		39,500	(562)
6M EURIBOR, 09/17/27	CIT	Call	2.95	09/15/25	16,000,000	EUR	16,000	(365)
6M EURIBOR, 09/02/27	GSC	Call	2.90	08/29/25	10,100,000	EUR	10,100	(222)
6M EURIBOR, 09/03/27	GSC	Call	2.80	09/01/25	21,700,000	EUR	21,700	(444)
6M EURIBOR, 09/17/27	CIT	Put	2.95	09/15/25	16,000,000	EUR	16,000	(78)
6M EURIBOR, 09/02/27	GSC	Put	2.90	08/29/25	10,100,000	EUR	10,100	(49)
6M EURIBOR, 09/03/27	GSC	Put	2.80	09/01/25	21,700,000	EUR	21,700	(118)
6M LIBOR, 10/08/27	BCL	Call	3.15	10/06/25	19,300,000	EUR	19,300	(503)
6M LIBOR, 10/08/27	BCL	Put	3.15	10/06/25	19,300,000	EUR	19,300	(79)
								(3,676)

JNL/PIMCO Real Return Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	CIT	01/09/24	EUR	844	932	10
HUF/USD	BNP	01/04/24	HUF	610	2	—
MXN/USD	CIT	01/31/24	MXN	6,437	377	10
USD/AUD	CIT	01/09/24	AUD	(720)	(491)	(14)
USD/CAD	MSC	01/09/24	CAD	(7,197)	(5,432)	(114)
USD/EUR	CIT	01/09/24	EUR	(97,544)	(107,711)	(1,323)
USD/GBP	UBS	01/09/24	GBP	(3,803)	(4,848)	(34)
USD/HUF	BNP	01/04/24	HUF	(217,974)	(629)	(7)
USD/HUF	CIT	01/04/24	HUF	(21,467)	(62)	(1)
USD/HUF	CIT	01/04/24	HUF	(13,088)	(38)	—
USD/HUF	JPM	01/04/24	HUF	(304,171)	(877)	(10)
USD/HUF	JPM	01/04/24	HUF	(2)	—	—
USD/HUF	MSC	01/04/24	HUF	(122,584)	(353)	(5)
USD/JPY	CIT	01/09/24	JPY	(4,077,600)	(28,947)	(1,262)
USD/PEN	CIT	03/20/24	PEN	(6,937)	(1,870)	(28)
					(149,947)	(2,778)

JNL/PIMCO Real Return Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
US TREASURY INFLATION SECURITIES
Treasury, United States Department of (S)	Fixed Rate of +5.62% (S)	MSC	01/09/24	22,743	—	52
Treasury, United States Department of (S)	Fixed Rate of +5.62% (S)	MSC	01/16/24	58,976	—	916
Treasury, United States Department of (S)	Fixed Rate of +5.62% (S)	MSC	01/09/24	24,700	—	117
Treasury, United States Department of (S)	Fixed Rate of +5.62% (S)	MSC	01/09/24	26,232	—	292
Treasury, United States Department of (S)	Fixed Rate of +5.62% (S)	MSC	01/16/24	47,987	—	2,521
Treasury, United States Department of (S)	Fixed Rate of +5.62% (S)	MSC	01/16/24	31,217	—	(44)
Treasury, United States Department of (A)	SOFR +0.15% (A)	MSC	02/26/24	62,791	—	(208)
Treasury, United States Department of (S)	Fixed Rate of +5.62% (S)	MSC	01/16/24	28,353	—	40
Treasury, United States Department of (S)	Fixed Rate of +5.62% (S)	MSC	01/16/24	23,226	—	(34)
					—	3,652

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PIMCO Real Return Fund
Assets - Securities
Government And Agency Obligations	—	1,461,855	—	1,461,855
Non-U.S. Government Agency Asset-Backed Securities	—	161,080	—	161,080
Corporate Bonds And Notes	—	3,330	—	3,330
Preferred Stocks	598	—	—	598
Short Term Investments	302	2,293	—	2,595
	900	1,628,558	—	1,629,458
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	4,881	—	—	4,881
Centrally Cleared Interest Rate Swap Agreements	—	34,518	—	34,518
Exchange Traded Futures Options	3	—	—	3
Open Forward Foreign Currency Contracts	—	20	—	20
OTC Total Return Swap Agreements	—	3,938	—	3,938
	4,884	38,476	—	43,360
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(13,338)	—	—	(13,338)
Centrally Cleared Interest Rate Swap Agreements	—	(23,137)	—	(23,137)
OTC Written Options	—	(3,676)	—	(3,676)
Open Forward Foreign Currency Contracts	—	(2,798)	—	(2,798)
OTC Total Return Swap Agreements	—	(286)	—	(286)
	(13,338)	(29,897)	—	(43,235)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/PPM America Floating Rate Income Fund
SENIOR FLOATING RATE INSTRUMENTS 91.0%
Industrials 26.0%
ADS Tactical, Inc.
2021 Term Loan B, 11.21%, (1 Month Term SOFR + 5.75%), 03/04/28 (a)	920	908
Advisor Group, Inc.
2023 Term Loan B, 9.85%, (1 Month Term SOFR + 4.50%), 08/17/28 (a)	4,305	4,314
Aegion Corporation
Term Loan, 0.00%, (SOFR + 4.75%), 03/31/28 (a) (b)	1,000	1,000
Term Loan, 10.39%, (1 Month Term SOFR + 4.75%), 03/31/28 (a)	2,951	2,949
AI Aqua Merger Sub Inc
Term Loan, 0.00%, (SOFR + 4.25%), 07/31/28 (a) (b)	2,135	2,142
AI Aqua Merger Sub, Inc.
2021 1st Lien Term Loan B, 9.09%, (1 Month Term SOFR + 3.75%), 06/17/28 (a)	5,207	5,204
AI Mistral Holdco Limited
2017 Term Loan B, 11.35%, (1 Month Term SOFR + 6.00%), 01/26/24 (a)	1,639	1,635
Ali Group North America Corporation
2021 Term Loan B, 7.46%, (1 Month Term SOFR + 2.00%), 10/13/28 (a)	847	847
AlixPartners, LLP
2021 USD Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 02/04/28 (a)	985	987
Alliance Laundry Systems LLC
Term Loan B, 8.99%, (3 Month Term SOFR + 3.50%), 09/30/27 (a)	1,394	1,398
Allied Universal Holdco LLC
2021 USD Incremental Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 05/04/28 (a)	2,462	2,449
Amentum Government Services Holdings LLC
2022 Term Loan, 9.36%, (1 Month Term SOFR + 4.00%), 02/07/29 (a)	1,481	1,479
American Airlines, Inc.
2021 Term Loan, 10.43%, (3 Month Term SOFR + 4.75%), 03/10/28 (a)	5,542	5,686
2023 1st Lien Term Loan, 8.87%, (3 Month Term SOFR + 3.50%), 05/29/29 (a)	1,405	1,406
Amynta Agency Borrower Inc.
2023 Term Loan B, 10.35%, (1 Month Term SOFR + 5.00%), 02/14/28 (a)	409	409
Term Loan, 0.00%, (SOFR + 4.25%), 12/31/49 (a) (b)	175	175
Anticimex International AB
2021 USD Term Loan B4, 8.96%, (SOFR + 3.65%), 11/16/28 (a)	658	655
AppLovin Corporation
2021 Term Loan B, 8.45%, (1 Month Term SOFR + 3.10%), 10/25/28 (a)	2,079	2,079
2023 Term Loan B, 8.45%, (1 Month Term SOFR + 3.10%), 08/14/30 (a)	769	769
APX Group, Inc.
2021 Term Loan B, 8.92%, (Prime + 3.25%), 07/01/28 (a)	1,969	1,967
2021 Term Loan B, 10.75%, (Prime + 2.25%), 07/01/28 (a)	6	6
AQ Carver Buyer, Inc.
2023 Term Loan B, 10.88%, (SOFR + 5.50%), 07/28/29 (a)	2,535	2,541
Archkey Solutions LLC
Term Loan, 10.71%, (1 Month Term SOFR + 5.25%), 06/30/28 (a)	310	304
Array Technologies, Inc.
Term Loan B, 8.93%, (3 Month Term SOFR + 3.25%), 10/07/27 (a)	1,304	1,302
Arsenal AIC Parent LLC
Term Loan, 9.85%, (1 Month Term SOFR + 4.50%), 07/27/30 (a)	4,800	4,813
Arthur US Finco Inc
Term Loan, 0.00%, (SOFR + 5.25%), 12/14/29 (a) (b)	480	439
Associated Materials Inc.
2022 Term Loan B, 11.35%, (SOFR + 6.00%), 03/09/29 (a)	5,032	4,328
BCPE Empire Holdings, Inc.
2023 Extended Term Loan, 10.10%, (1 Month Term SOFR + 4.75%), 06/23/33 (a)	1,062	1,064
BrightView Landscapes, LLC
2022 Term Loan B, 8.38%, (3 Month Term SOFR + 3.00%), 04/14/29 (a)	2,469	2,468
Brook and Whittle Holding Corp.
2021 First Lien Term Loan, 9.45%, (3 Month Term SOFR + 4.00%), 12/14/28 (a)	6	6
2021 First Lien Term Loan, 9.54%, (3 Month Term SOFR + 4.00%), 12/14/28 (a) (c)	2,410	2,235
Brookfield WEC Holdings Inc.
2022 Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 08/01/25 (a)	1,975	1,980
Carnival Corporation
2023 Term Loan B, 8.36%, (SOFR + 3.00%), 08/01/27 (a)	2,706	2,709
2021 Incremental Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 10/08/28 (a)	5,421	5,423
Cast and Crew Payroll, LLC
2019 1st Lien Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 02/07/26 (a)	984	983
2021 Incremental Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 12/30/28 (a)	248	247
Centuri Group, Inc
Term Loan B, 7.96%, (1 Month USD LIBOR + 2.50%), 08/27/28 (a)	988	987
Chart Industries, Inc.
2023 Term Loan, 8.69%, (SOFR + 3.25%), 03/15/30 (a)	3,362	3,365
CHG Healthcare Services Inc.
2021 Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 09/22/28 (a)	419	419
2023 Incremental Term Loan, 9.14%, (3 Month Term SOFR + 3.75%), 09/30/28 (a)	350	350
Clear Channel Outdoor Holdings, Inc.
Term Loan B, 9.15%, (3 Month Term SOFR + 3.50%), 08/08/26 (a)	4,889	4,832
Clydesdale Acquisition Holdings Inc
Term Loan B, 9.62%, (1 Month Term SOFR + 4.17%), 03/30/29 (a)	3,562	3,574
Conair Holdings, LLC
Term Loan B, 9.21%, (1 Month Term SOFR + 3.75%), 05/13/28 (a)	4,473	4,377
Conduent Business Services, LLC
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 4.25%), 10/15/28 (a) (b)	500	488
2021 Term Loan B, 9.71%, (1 Month Term SOFR + 4.25%), 10/15/28 (a)	2,903	2,834
Constant Contact Inc
Term Loan, 9.69%, (3 Month Term SOFR + 4.00%), 12/31/24 (a)	988	963
Covanta Holding Corporation
2023 Term Loan B, 8.36%, (1 Month Term SOFR + 3.00%), 11/30/28 (a)	362	362
2023 Term Loan C, 8.36%, (1 Month Term SOFR + 3.00%), 11/30/28 (a)	27	27
Covetrus, Inc.
Term Loan, 0.00%, (3 Month Term SOFR + 5.00%), 09/21/29 (a) (b)	1,000	998
Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 09/21/29 (a)	5,650	5,640
CP Atlas Buyer, Inc.
2021 Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 11/23/27 (a)	6,171	6,058
CPM Holdings, Inc.
2023 Term Loan, 9.84%, (1 Month Term SOFR + 4.50%), 09/18/28 (a)	511	512
CQP Holdco LP
2023 4th Amendment Term Loan, 8.36%, (3 Month Term SOFR + 3.00%), 12/31/30 (a)	7,872	7,881
Crown Subsea Communications Holding,Inc.
2023 Incremental Term Loan, 10.71%, (1 Month Term SOFR + 5.25%), 04/27/27 (a)	533	535

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Da Vinci Purchaser Corp.
2019 Term Loan, 9.46%, (1 Month Term SOFR + 4.00%), 12/10/26 (a)	405	406
Deerfield Dakota Holding, LLC
2020 USD Term Loan B, 9.14%, (3 Month Term SOFR + 3.75%), 03/05/27 (a)	496	491
DG Investment Intermediate Holdings 2, Inc.
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 12/31/24 (a)	2,935	2,904
2022 Incremental Term Loan, 10.10%, (1 Month Term SOFR + 4.75%), 03/31/28 (a)	524	522
DXP Enterprises, Inc.
2023 Term Loan B, 10.29%, (SOFR + 4.75%), 10/06/30 (a)	229	230
Dynasty Acquisition Co., Inc.
2023 Term Loan B1, 9.34%, (1 Month Term SOFR + 4.00%), 08/16/28 (a)	1,211	1,213
2023 Term Loan B2, 9.34%, (1 Month Term SOFR + 4.00%), 08/16/28 (a)	519	520
EAB Global, Inc.
2021 Term Loan, 0.00%, (1 Month Term SOFR + 3.50%), 12/31/24 (a) (b)	530	529
Echo Global Logistics, Inc.
Term Loan, 8.95%, (1 Month Term SOFR + 3.50%), 11/09/28 (a)	2,347	2,290
Employbridge Holding Company
2021 Term Loan B, 10.41%, (3 Month Term SOFR + 4.75%), 07/16/28 (a)	7,006	5,710
Emrld Borrower LP
Term Loan B, 8.35%, (1 Month Term SOFR + 3.00%), 05/04/30 (a)	708	710
Ensemble RCM, LLC
Term Loan, 9.23%, (SOFR + 3.75%), 07/24/26 (a)	1,477	1,478
Entegris, Inc.
2023 Term Loan B, 7.82%, (3 Month Term SOFR + 2.50%), 07/06/29 (a)	743	745
EOS Finco Sarl
2022 USD Term Loan, 11.16%, (SOFR + 5.75%), 08/03/29 (a)	199	182
Evergreen Acqco 1 LP
2021 USD Term Loan, 10.90%, (3 Month Term SOFR + 5.25%), 04/21/28 (a)	1,571	1,573
Fertitta Entertainment, LLC
2022 Term Loan B, 9.35%, (SOFR + 4.00%), 01/13/29 (a) (c)	4,640	4,639
FinCo I LLC
2023 Term Loan, 8.38%, (1 Month Term SOFR + 3.00%), 06/27/28 (a)	229	229
First Student Bidco Inc
Term Loan C, 8.65%, (3 Month Term SOFR + 3.00%), 07/12/28 (a)	1,128	1,118
Term Loan B, 8.66%, (3 Month Term SOFR + 3.00%), 07/13/28 (a)	3,729	3,697
Focus Financial Partners, LLC
2022 Term Loan B5, 8.60%, (1 Month Term SOFR + 3.25%), 06/30/28 (a)	607	608
Foley Products Company, LLC
2021 Term Loan, 10.29%, (SOFR + 4.75%), 12/29/28 (a)	803	804
Forward Air Corporation
Term Loan B, 0.00%, (3 Month Term SOFR + 4.50%), 09/20/30 (a) (b)	55	52
Term Loan B, 9.88%, (3 Month Term SOFR + 4.50%), 09/20/30 (a)	740	700
Foundever Worldwide Corporation
2021 USD Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 07/28/28 (a)	5,533	5,300
Franchise Group Intermediate Holdco, LLC
2021 First Out Term Loan B, 10.44%, (3 Month Term SOFR + 4.75%), 02/24/26 (a)	3,285	2,608
Gloves Buyer, Inc.
2021 Term Loan, 9.34%, (1 Month Term SOFR + 4.00%), 12/29/27 (a)	7,635	7,558
Griffon Corporation
Term Loan B, 7.79%, (3 Month Term SOFR + 2.25%), 01/24/29 (a)	926	926
Groupe Solmax Inc.
Term Loan, 10.09%, (1 Month Term SOFR + 4.75%), 12/30/24 (a)	2,394	2,292
Term Loan, 10.15%, (3 Month Term SOFR + 4.75%), 12/30/24 (a)	2,541	2,433
GTCR W Merger Sub LLC
Term Loan, 0.00%, (SOFR + 3.00%), 09/21/30 (a) (b)	3,688	3,702
Harbourvest Partners, LLC
2023 Term Loan B, 8.39%, (3 Month Term SOFR + 3.00%), 04/06/30 (a)	944	946
HighTower Holdings LLC
2021 Term Loan B, 9.64%, (3 Month Term SOFR + 4.00%), 04/08/26 (a)	591	588
Homeserve USA Holding Corp
Term Loan, 0.00%, (1 Month Term SOFR + 3.00%), 10/12/30 (a) (b)	30	30
Term Loan, 8.36%, (1 Month Term SOFR + 3.00%), 10/12/30 (a)	615	617
Hunter Holdco 3 Limited
USD Term Loan B, 9.74%, (3 Month Term SOFR + 4.25%), 08/05/28 (a)	7,091	7,057
ICON Luxembourg S.A.R.L.
LUX Term Loan, 7.90%, (3 Month Term SOFR + 2.25%), 06/16/28 (a)	707	709
II-VI Incorporated
2022 Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 12/08/28 (a)	887	888
Indy US Bidco, LLC
2021 USD Term Loan, 9.09%, (1 Month Term SOFR + 3.75%), 03/05/28 (a) (c)	1,737	1,660
2021 USD Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 03/06/28 (a)	1,005	960
IVC Acquisition Ltd
2023 USD Term Loan B, 0.00%, (3 Month Term SOFR + 5.50%), 11/16/28 (a) (b)	85	85
2023 USD Term Loan B, 10.89%, (3 Month Term SOFR + 5.50%), 11/16/28 (a)	695	696
Janus International Group, LLC
2023 Term Loan B, 8.76%, (3 Month Term SOFR + 3.25%), 07/26/30 (a)	3,099	3,101
JFL-Tiger Acquisition Co Inc
Term Loan B, 10.40%, (SOFR + 5.00%), 10/05/30 (a)	4,236	4,236
Kestrel Bidco Inc.
Term Loan B, 8.46%, (3 Month Term SOFR + 3.00%), 07/31/26 (a)	5,467	5,451
KNS Acquisition Corp.
Term Loan, 11.71%, (1 Month Term SOFR + 6.25%), 04/16/27 (a)	495	436
KUEHG Corp.
2023 Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 05/22/30 (a)	1,786	1,791
LaserShip, Inc.
2021 Term Loan, 10.40%, (3 Month Term SOFR + 4.50%), 04/30/28 (a)	352	323
LBM Acquisition LLC
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 12/08/27 (a)	1,071	1,057
Learning Care Group, Inc.
2023 Term Loan, 10.12%, (3 Month Term SOFR + 4.75%), 08/08/28 (a)	89	89
2023 Term Loan, 10.14%, (3 Month Term SOFR + 4.75%), 08/08/28 (a)	158	158
2023 Term Loan, 10.14%, (3 Month Term SOFR + 4.75%), 08/08/28 (a)	89	89
2023 Term Loan, 10.14%, (3 Month Term SOFR + 4.75%), 08/08/28 (a)	19	19
LSCS Holdings, Inc.
2021 1st Lien Term Loan, 0.00%, (1 Month Term SOFR + 4.61%), 11/23/28 (a) (b)	600	589
2021 1st Lien Term Loan, 9.96%, (1 Month Term SOFR + 4.61%), 11/23/28 (a)	2,423	2,380
LSF11 Trinity Bidco, Inc.
2023 Term Loan, 9.36%, (1 Month Term SOFR + 4.00%), 06/14/30 (a)	936	942

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
LSF12 Badger Bidco LLC
Term Loan B, 11.35%, (1 Month Term SOFR + 6.00%), 07/25/30 (a)	3,456	3,438
Madison IAQ LLC
Term Loan, 8.72%, (1 Month Term SOFR + 3.25%), 06/15/28 (a)	938	934
MajorDrive Holdings IV LLC
Term Loan B, 9.65%, (3 Month Term SOFR + 4.00%), 05/12/28 (a)	3,675	3,660
Medical Solutions Holdings, Inc.
Term Loan, 0.00%, (3 Month USD LIBOR + 3.50%), 10/08/28 (a) (b)	2,150	2,000
Midas Intermediate Holdco II, LLC
2022 PIK Term Loan, 13.71%, (1 Month Term SOFR + 1.50%), 06/30/27 (a)	35	35
Mileage Plus Holdings LLC
2020 Term Loan B, 10.77%, (3 Month Term SOFR + 5.25%), 06/21/27 (a)	1,605	1,658
Neptune Bidco US Inc
2022 USD Term Loan A, 10.26%, (3 Month Term SOFR + 4.75%), 10/11/28 (a)	443	403
2022 USD Term Loan B, 10.51%, (3 Month Term SOFR + 5.00%), 04/11/29 (a)	6,911	6,298
NorthRiver Midstream Finance LP
2023 USD Term Loan B, 8.39%, (SOFR + 3.00%), 08/10/30 (a)	4,074	4,079
OMNIA Partners LLC
Delayed Draw Term Loan, 0.00%, 07/19/30 (a) (b)	67	67
Term Loan B, 0.00%, (3 Month Term SOFR + 4.25%), 07/19/30 (a) (b)	192	193
Term Loan B, 9.63%, (3 Month Term SOFR + 4.25%), 07/19/30 (a)	521	524
One Call Corporation
2021 Term Loan, 11.14%, (3 Month Term SOFR + 5.50%), 04/08/27 (a)	2,888	2,483
Optiv Security, Inc.
2023 Term Loan, 10.63%, (3 Month Term SOFR + 5.25%), 08/17/26 (a)	554	527
Oscar AcquisitionCo, LLC
Term Loan B, 9.99%, (3 Month Term SOFR + 4.50%), 04/29/29 (a)	1,058	1,046
Osmose Utilities Services, Inc.
Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 06/18/28 (a)	985	983
Parexel International Corporation
2021 1st Lien Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 08/10/28 (a)	1,323	1,330
Patagonia Holdco LLC
Term Loan B1, 11.12%, (3 Month Term SOFR + 5.75%), 08/01/29 (a) (c)	776	703
Pathway Vet Alliance LLC
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 03/31/27 (a)	303	266
Pelican Products, Inc.
2021 Term Loan, 9.79%, (3 Month Term SOFR + 4.25%), 11/16/28 (a)	5,849	5,391
Pike Corporation
2021 Incremental Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 01/15/28 (a)	2,000	2,004
PMHC II, Inc.
2022 Term Loan B, 9.81%, (SOFR + 4.25%), 02/03/29 (a)	3,295	3,144
Pods LLC
Term Loan, 0.00%, (SOFR + 3.00%), 03/17/28 (a) (b)	1,564	1,528
PRA Health Sciences, Inc.
US Term Loan, 7.90%, (3 Month Term SOFR + 2.25%), 06/16/28 (a)	176	177
Prime Security Services Borrower, LLC
2023 Term Loan B, 7.84%, (3 Month Term SOFR + 2.50%), 10/11/30 (a)	2,786	2,792
PUG LLC
USD Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 01/31/27 (a)	4,467	4,387
Quikrete Holdings, Inc.
2016 1st Lien Term Loan, 8.09%, (1 Month Term SOFR + 2.63%), 02/01/27 (a)	3,408	3,424
R1 RCM Inc
Term Loan, 0.00%, (SOFR + 3.00%), 12/31/49 (a) (b)	330	330
Rand Parent, LLC
2023 Term Loan B, 0.00%, (3 Month Term SOFR + 4.25%), 02/09/30 (a) (b)	100	99
2023 Term Loan B, 9.64%, (3 Month Term SOFR + 4.25%), 02/09/30 (a)	6,278	6,245
Red Planet Borrower, LLC
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 09/23/28 (a)	558	536
Rockwood Service Corporation
2020 Term Loan, 9.71%, (1 Month Term SOFR + 4.25%), 12/21/26 (a)	227	227
Runner Buyer, Inc.
2021 Term Loan B, 11.00%, (3 Month Term SOFR + 5.50%), 10/08/28 (a)	6,056	4,734
Smyrna Ready Mix Concrete, LLC
2023 Term Loan, 8.86%, (1 Month Term SOFR + 3.50%), 04/02/29 (a)	3,656	3,661
Spin Holdco Inc.
2021 Term Loan, 0.00%, (3 Month Term SOFR + 4.00%), 02/26/28 (a) (b)	150	131
2021 Term Loan, 9.62%, (3 Month Term SOFR + 4.00%), 02/26/28 (a)	6,967	6,099
SRS Distribution Inc.
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 05/20/28 (a)	249	249
2022 Incremental Term Loan, 8.95%, (1 Month Term SOFR + 3.50%), 06/02/28 (a)	1,036	1,034
St. George Warehousing & Trucking Co. of CA, Inc.
2022 Term Loan, 11.54%, (3 Month Term SOFR + 6.00%), 03/24/28 (a)	5,516	3,953
Tempo Acquisition LLC
2023 Term Loan B, 8.10%, (1 Month Term SOFR + 2.75%), 08/31/28 (a)	352	353
TKC Holdings, Inc.
2021 Term Loan, 10.96%, (1 Month Term SOFR + 5.50%), 05/03/28 (a)	3,376	3,205
TransDigm, Inc.
2023 Term Loan I, 8.64%, (3 Month Term SOFR + 3.25%), 08/10/28 (a)	12,927	12,975
U.S. Silica Company
2023 Term Loan B, 10.20%, (1 Month Term SOFR + 4.75%), 03/16/30 (a)	265	265
United Airlines, Inc.
2021 Term Loan B, 9.22%, (3 Month Term SOFR + 3.75%), 04/14/28 (a)	3,141	3,148
Vaco Holdings, LLC
2022 Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 01/07/29 (a)	4,818	4,740
2022 Term Loan, 10.59%, (3 Month Term SOFR + 5.00%), 01/07/29 (a)	176	173
Verscend Holding Corp.
2021 Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 08/27/25 (a)	4,979	4,983
Vertical US Newco Inc
Term Loan B, 9.38%, (SOFR + 3.50%), 07/29/27 (a)	303	303
White Cap Buyer LLC
Term Loan B, 9.10%, (1 Month Term SOFR + 3.75%), 10/08/27 (a)	249	249
		315,740
Communication Services 14.2%
19th Holdings Golf, LLC
2022 Term Loan B, 8.70%, (SOFR + 3.35%), 01/27/29 (a)	523	518
888 Acquisitions Limited
USD Term Loan B, 0.00%, (6 Month Term SOFR + 5.25%), 07/18/28 (a) (b)	1,250	1,209
USD Term Loan B, 10.82%, (6 Month Term SOFR + 5.25%), 07/18/28 (a)	5,159	4,991
Academy, Ltd.
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 11/05/27 (a)	353	353
Allen Media, LLC
2021 Term Loan B, 11.04%, (3 Month Term SOFR + 5.50%), 02/10/27 (a) (c)	7,942	7,028

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Alterra Mountain Company
2023 Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 05/09/30 (a)	433	435
Altice Financing SA
2022 USD Term Loan, 10.39%, (SOFR + 5.00%), 10/31/27 (a)	7,533	7,482
Altice France S.A.
2018 Term Loan B13, 9.64%, (3 Month USD LIBOR + 4.00%), 07/13/26 (a)	992	922
2023 USD Term Loan B14, 10.89%, (SOFR + 5.50%), 08/31/28 (a)	6,949	6,221
AMC Entertainment Holdings, Inc.
2019 Term Loan B, 8.47%, (1 Month Term SOFR + 3.00%), 03/20/26 (a)	3,827	3,188
AP Core Holdings II, LLC
Amortization Term Loan B1, 10.96%, (1 Month Term SOFR + 5.50%), 07/21/27 (a)	986	964
Arcis Golf LLC
Term Loan, 9.71%, (SOFR + 3.75%), 11/24/28 (a)	349	349
CenturyLink, Inc.
2020 Term Loan A, 7.46%, (1 Month Term SOFR + 2.00%), 01/31/25 (a)	3	2
2020 Term Loan B, 7.71%, (1 Month Term SOFR + 2.25%), 03/15/27 (a)	5,293	3,618
Charter Communications Operating, LLC
2019 Term Loan B2, 7.13%, (1 Month Term SOFR + 1.75%), 02/01/27 (a)	2,473	2,471
Ciena Corporation
2020 Term Loan B, 7.36%, (1 Month Term SOFR + 2.00%), 10/24/30 (a)	134	135
Cimpress Public Limited Company
USD Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 04/29/28 (a)	2,977	2,973
City Football Group Limited
Term Loan, 8.47%, (SOFR + 3.00%), 07/08/28 (a)	1,444	1,434
ClubCorp Holdings, Inc.
2023 Term Loan B2, 10.65%, (SOFR + 5.00%), 10/01/28 (a)	650	626
CMG Media Corporation
2021 Term Loan, 8.99%, (3 Month Term SOFR + 3.50%), 12/17/26 (a)	6,310	5,821
CommScope, Inc.
2019 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 02/07/26 (a)	735	655
Connect Finco Sarl
2021 Term Loan B, 8.85%, (1 Month Term SOFR + 3.50%), 12/11/26 (a)	114	114
Consolidated Communications, Inc.
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 09/15/27 (a)	1,000	927
Coral-US Co-Borrower, LLC
2020 Term Loan B2, 7.79%, (SOFR + 2.25%), 01/22/28 (a)	1,500	1,488
CSC Holdings, LLC
2017 Term Loan B1, 7.73%, (1 Month USD LIBOR + 2.25%), 07/15/25 (a)	272	267
2019 Term Loan B5, 7.98%, (1 Month USD LIBOR + 2.50%), 04/15/27 (a)	5,943	5,618
2022 Term Loan B6, 9.86%, (1 Month Term SOFR + 4.50%), 01/17/28 (a)	1,492	1,439
Dave & Buster's, Inc.
2023 Term Loan, 9.19%, (1 Month Term SOFR + 3.75%), 06/29/29 (a)	399	400
Delta 2 (LUX) S.a.r.l.
2022 Term Loan B, 7.60%, (1 Month Term SOFR + 2.25%), 01/15/30 (a)	765	766
Diamond Sports Group, LLC
2022 2nd Lien Term Loan, 0.00%, (3 Month Term SOFR + 5.25%), 08/24/26 (a) (c) (d) (e)	2,967	117
DirecTV Financing, LLC
Term Loan, 10.65%, (1 Month Term SOFR + 5.00%), 07/22/27 (a)	6,529	6,522
Dotdash Meredith Inc
Term Loan B, 9.44%, (1 Month Term SOFR + 4.00%), 11/23/28 (a)	987	978
Equinox Holdings, Inc.
2017 1st Lien Term Loan, 8.73%, (3 Month USD LIBOR + 3.00%), 03/08/24 (a)	693	676
Fanatics Commerce Intermediate Holdco, LLC
Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 11/18/28 (a)	120	119
Fluidra, S.A.
2022 USD Term Loan B, 7.37%, (1 Month Term SOFR + 1.93%), 01/21/29 (a)	449	448
Flutter Entertainment PLC
Term Loan B, 7.60%, (SOFR + 2.25%), 11/18/30 (a)	484	485
Frontier Communications Corp.
2021 1st Lien Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 10/08/27 (a)	7,211	7,165
Global Tel*Link Corporation
2018 1st Lien Term Loan, 9.78%, (SOFR + 4.25%), 11/20/25 - 11/29/25 (a)	4,987	4,746
2018 2nd Lien Term Loan, 15.53%, (SOFR + 10.00%), 11/29/26 (a)	1,000	880
GOGO Intermediate Holdings LLC
Term Loan B, 9.21%, (1 Month Term SOFR + 3.75%), 04/21/28 (a)	2,703	2,707
Great Outdoors Group, LLC
2021 Term Loan B1, 9.40%, (1 Month Term SOFR + 3.75%), 02/26/28 (a)	17,886	17,868
Greeneden U.S. Holdings II, LLC
2020 USD Term Loan B4, 9.46%, (1 Month Term SOFR + 4.00%), 10/08/27 (a)	505	507
Herschend Entertainment Company, LLC
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 08/18/28 (a)	985	985
iHeartCommunications, Inc.
2020 Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 05/01/26 (a)	4,800	4,126
LCPR Loan Financing LLC
2021 Term Loan B, 9.29%, (SOFR + 3.75%), 09/25/28 (a)	500	501
Level 3 Financing Inc.
2019 Term Loan B, 7.21%, (1 Month Term SOFR + 1.75%), 03/01/27 (a)	2,825	2,680
Life Time Fitness Inc
2023 1st Lien Term Loan B, 10.11%, (6 Month Term SOFR + 4.25%), 01/15/26 (a)	220	221
MH Sub I, LLC
2023 Term Loan, 9.60%, (1 Month Term SOFR + 4.25%), 04/13/28 (a)	8,087	7,937
Northwest Fiber, LLC
2021 Term Loan, 9.24%, (1 Month Term SOFR + 3.75%), 04/30/27 (a)	987	986
Ontario Gaming GTA LP
Term Loan B, 9.64%, (3 Month Term SOFR + 4.25%), 07/11/30 (a)	255	256
Radiate Holdco, LLC
2021 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 09/25/26 (a)	5,058	4,033
Recess Holdings, Inc.
2023 Term Loan, 9.39%, (3 Month Term SOFR + 4.00%), 03/31/27 (a)	199	200
Scientific Games Holdings LP
2022 USD Term Loan B, 8.66%, (3 Month Term SOFR + 3.25%), 02/03/29 (a)	6,415	6,412
Scientific Games International, Inc.
2022 USD Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 04/07/29 (a)	3,631	3,637
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 10.23%, (3 Month USD LIBOR + 4.50%), 06/20/24 (a)	6,847	5,267
2017 2nd Lien Term Loan, 13.90%, (3 Month USD LIBOR + 8.25%), 06/30/25 (a)	400	200
Simon & Schuster Inc
Term Loan B, 9.39%, (SOFR + 4.00%), 09/27/30 (a)	502	503
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 8.90%, (3 Month Term SOFR + 3.25%), 07/04/28 (a)	2,051	2,055

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Telesat Canada
Term Loan B5, 8.40%, (3 Month Term SOFR + 2.75%), 11/22/26 (a)	3,000	1,911
Topgolf Callaway Brands Corp.
Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 03/14/30 (a)	1,043	1,042
UFC Holdings, LLC
2021 Term Loan B, 8.40%, (3 Month Term SOFR + 2.75%), 04/29/26 (a)	1,932	1,937
Univision Communications Inc.
2021 First Lien Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 03/15/26 (a)	264	264
2022 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 05/06/28 (a)	2,055	2,050
ViaSat, Inc.
Term Loan, 9.85%, (1 Month Term SOFR + 4.50%), 02/23/29 (a)	5,142	5,033
2023 Term Loan, 9.96%, (1 Month Term SOFR + 4.50%), 05/30/30 (a)	3,192	3,124
Virgin Media Bristol LLC
USD Term Loan N, 7.98%, (1 Month Term SOFR + 2.50%), 10/03/27 (a)	10,000	9,949
2023 USD Term Loan Y, 8.79%, (SOFR + 3.25%), 03/06/31 (a)	820	816
Windstream Services, LLC
2020 Exit Term Loan B, 11.70%, (SOFR + 6.25%), 08/24/27 (a)	984	927
		172,684
Information Technology 11.8%
Applied Systems, Inc.
2022 Extended 1st Lien Term Loan, 9.89%, (3 Month Term SOFR + 4.50%), 09/19/26 (a)	561	563
Aptean, Inc.
2019 Term Loan, 9.70%, (1 Month Term SOFR + 4.25%), 04/23/26 (a)	349	348
Arches Buyer Inc.
2021 Term Loan B, 8.70%, (1 Month Term SOFR + 3.25%), 12/06/27 (a)	2,108	2,059
Ascend Learning, LLC
2021 Term Loan, 8.95%, (1 Month Term SOFR + 3.50%), 11/18/28 (a)	1,630	1,600
2021 2nd Lien Term Loan, 11.20%, (1 Month Term SOFR + 5.75%), 11/18/29 (a)	585	500
Athenahealth Group, Inc.
2022 Term Loan B, 8.60%, (1 Month Term SOFR + 3.25%), 01/27/29 (a)	4,685	4,660
Banff Merger Sub Inc
2021 USD 2nd Lien Term Loan, 10.96%, (1 Month Term SOFR + 5.50%), 03/23/26 (a)	2,000	1,991
Boxer Parent Co Inc
Term Loan, 0.00%, (SOFR + 4.25%), 12/08/28 (a) (b)	2,000	2,011
Camelot U.S. Acquisition LLC
Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 10/31/26 (a)	784	784
Central Parent Inc.
2023 Term Loan B, 9.41%, (SOFR + 4.00%), 07/06/29 (a)	4,912	4,932
CentralSquare Technologies, LLC
2018 1st Lien Term Loan, 9.29%, (3 Month Term SOFR + 3.75%), 08/15/25 (a)	383	369
Cloud Software Group, Inc.
2022 USD Term Loan A, 9.99%, (3 Month Term SOFR + 4.50%), 09/30/28 (a)	169	164
2022 USD Term Loan B, 9.99%, (SOFR + 4.50%), 03/30/29 (a)	1,895	1,847
ConnectWise, LLC
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 09/23/28 (a)	1,140	1,136
CoreLogic, Inc.
Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 04/14/28 (a)	1,527	1,482
DCert Buyer, Inc.
2019 Term Loan B, 9.35%, (1 Month Term SOFR + 4.00%), 07/31/26 (a)	6,599	6,529
Delta TopCo, Inc.
2020 Term Loan B, 9.12%, (6 Month Term SOFR + 3.75%), 10/07/27 (a)	2,113	2,107
ECL Entertainment, LLC
2023 Term Loan B, 10.14%, (3 Month Term SOFR + 4.75%), 08/16/30 (a)	220	220
Electrical Components International, Inc.
2018 1st Lien Term Loan, 9.70%, (1 Month Term SOFR + 4.25%), 06/22/25 (a)	4,970	4,900
Endure Digital Inc.
Term Loan, 9.42%, (6 Month Term SOFR + 3.50%), 01/27/28 (a)	2,297	2,241
Epicor Software Corporation
2023 Incremental Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 07/31/27 (a)	800	806
Esdec Solar Group B.V.
Term Loan B, 10.40%, (3 Month Term SOFR + 4.75%), 08/23/28 (a)	245	234
Eta Australia Holdings III Pty Ltd
Term Loan, 9.35%, (1 Month Term SOFR + 4.00%), 03/08/26 (a)	2,765	2,744
Flexera Software LLC
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 3.75%), 01/26/28 (a) (b)	155	155
2021 Term Loan B, 9.21%, (1 Month Term SOFR + 3.75%), 01/26/28 (a)	492	491
Gainwell Acquisition Corp.
Term Loan B, 9.49%, (3 Month Term SOFR + 4.00%), 08/17/27 (a)	8,284	8,036
Galaxy US Opco Inc.
Term Loan, 10.13%, (3 Month Term SOFR + 4.75%), 04/19/29 (a)	1,239	1,016
Gen Digital Inc.
2022 Term Loan B, 7.45%, (SOFR + 2.00%), 01/28/29 (a)	1,564	1,565
Go Daddy Operating Company, LLC
2021 Term Loan B4, 7.46%, (1 Month Term SOFR + 2.00%), 08/10/27 (a)	985	986
Helios Software Holdings, Inc.
2023 Term Loan B, 9.74%, (3 Month Term SOFR + 4.25%), 07/13/30 (a)	125	125
ION Trading Finance Limited
2021 USD Term Loan, 10.24%, (3 Month Term SOFR + 4.75%), 03/26/28 (a)	4,571	4,567
Iron Mtn Information Mgmt LLC
Term Loan, 0.00%, (SOFR + 2.25%), 01/31/31 (a) (b)	1,000	999
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, 10.64%, (SOFR + 5.00%), 05/04/28 (a)	6,256	4,395
Maravai Intermediate Holdings, LLC
2022 Term Loan B, 8.40%, (SOFR + 3.00%), 10/15/27 (a) (c)	325	316
McAfee, LLC
2022 USD Term Loan B, 9.19%, (1 Month Term SOFR + 3.75%), 02/03/29 (a)	4,237	4,209
MKS Instruments, Inc.
2023 Term Loan B, 7.84%, (SOFR + 2.50%), 08/17/29 (a)	987	989
NCR Atleos LLC
Term Loan B, 10.20%, (1 Month Term SOFR + 4.75%), 09/22/30 (a)	760	755
Open Text Corporation
2023 Term Loan B, 8.20%, (1 Month Term SOFR + 2.75%), 01/31/30 (a)	7,534	7,546
Park Place Technologies, LLC
2020 Term Loan, 10.45%, (1 Month Term SOFR + 5.00%), 11/10/27 (a)	466	462
Peraton Corp.
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 02/22/28 (a)	6,793	6,801
Pitney Bowes Inc.
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 4.00%), 03/12/28 (a) (b)	868	850
2021 Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 03/12/28 (a)	4,073	3,989
Polaris Newco LLC
USD Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 06/03/28 (a)	5,935	5,848

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Project Alpha Intermediate Holding, Inc.
2023 1st Lien Term Loan B, 10.09%, (SOFR + 4.75%), 10/18/30 (a)	965	968
Project Boost Purchaser, LLC
Term Loan, 0.00%, (3 Month USD LIBOR + 3.50%), 06/01/26 (a) (b)	510	510
Proofpoint, Inc.
1st Lien Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 06/09/28 (a)	985	984
Quest Software US Holdings Inc.
2022 Term Loan, 9.78%, (SOFR + 4.25%), 01/19/29 (a)	6,309	4,793
Rackspace Technology Global, Inc.
2021 Term Loan B, 8.23%, (1 Month Term SOFR + 2.75%), 02/02/28 (a)	987	427
RealPage, Inc
1st Lien Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 02/18/28 (a)	3,789	3,755
Renaissance Holding Corp.
2018 1st Lien Term Loan, 10.10%, (3 Month Term SOFR + 4.75%), 05/21/25 (a)	973	975
Roper Industrial Products Investment Company LLC
2023 USD Term Loan, 9.35%, (SOFR + 4.00%), 11/22/29 (a)	6,313	6,322
Sophia, L.P.
2021 Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 10/07/27 (a)	1,477	1,479
Sovos Compliance, LLC
2021 Term Loan, 9.96%, (1 Month Term SOFR + 4.50%), 08/11/28 (a)	496	489
SS&C Technologies Inc.
2018 Term Loan B5, 7.21%, (1 Month Term SOFR + 1.75%), 04/15/25 (a)	1,159	1,160
2022 Term Loan B6, 7.70%, (1 Month Term SOFR + 2.25%), 03/22/29 (a)	211	212
2022 Term Loan B7, 7.70%, (1 Month Term SOFR + 2.25%), 03/22/29 (a)	356	356
TTM Technologies, Inc.
2023 Term Loan B, 8.09%, (1 Month Term SOFR + 2.75%), 05/23/30 (a)	875	875
Uber Technologies, Inc.
2023 Term Loan B, 8.13%, (3 Month Term SOFR + 2.75%), 02/27/30 (a)	5,046	5,059
Ultimate Software Group Inc (The)
Term Loan B, 9.23%, (SOFR + 3.75%), 04/08/26 (a)	2,461	2,465
2021 Term Loan, 8.76%, (3 Month Term SOFR + 3.25%), 05/03/26 (a)	1,477	1,480
2023 Incremental Term Loan, 9.99%, (3 Month Term SOFR + 4.50%), 05/03/26 (a)	149	150
Verifone Systems, Inc.
2018 1st Lien Term Loan, 9.64%, (3 Month Term SOFR + 4.00%), 08/09/25 (a)	3,139	3,030
Veritas US Inc.
2021 USD Term Loan B, 10.46%, (1 Month Term SOFR + 5.00%), 09/01/25 (a)	802	664
Vertiv Group Corporation
2023 Term Loan B, 7.97%, (SOFR + 2.50%), 03/02/27 (a)	1,481	1,485
VS Buyer, LLC
Term Loan B, 8.70%, (1 Month Term SOFR + 3.25%), 02/19/27 (a)	456	457
Xerox Holdings Corp
2023 Term Loan B, 9.35%, (1 Month Term SOFR + 4.00%), 11/14/29 (a)	3,658	3,653
Zayo Group Holdings, Inc.
USD Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 02/18/27 (a)	2,910	2,491
Zelis Healthcare Corporation
2021 Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 09/30/26 (a) (c)	458	458
		143,024
Consumer Discretionary 9.5%
1011778 B.C. Unlimited Liability Company
2023 Term Loan B5, 7.60%, (1 Month Term SOFR + 2.25%), 09/12/30 (a)	3,882	3,880
ABG Intermediate Holdings 2 LLC
2021 Term Loan B1, 8.95%, (SOFR + 3.50%), 12/08/28 (a)	8,244	8,273
ACProducts, Inc.
2021 Term Loan B, 9.90%, (3 Month Term SOFR + 4.25%), 05/17/28 (a)	1,696	1,483
Adient US LLC
2021 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 04/30/28 (a)	5,133	5,147
American Trailer World Corp.
Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 02/17/28 (a)	4,861	4,751
Apro, LLC
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 11/14/26 (a)	985	985
Aragorn Parent Corp
Term Loan, 0.00%, (SOFR + 4.25%), 06/15/28 (a) (b)	387	386
Aramark Services, Inc.
2023 Term Loan B6, 7.96%, (1 Month Term SOFR + 2.50%), 06/13/30 (a)	656	656
Autokiniton US Holdings, Inc.
2021 Term Loan B, 9.96%, (1 Month Term SOFR + 4.50%), 03/26/28 (a)	4,653	4,667
Avis Budget Car Rental, LLC
2023 Term Loan C, 8.47%, (1 Month Term SOFR + 3.00%), 03/16/29 (a)	181	182
BBB Industries LLC
2022 Term Loan, 10.70%, (1 Month Term SOFR + 5.25%), 06/30/29 (a)	2,155	2,028
Belron Finance US LLC
2023 Term Loan, 8.00%, (SOFR + 2.50%), 04/06/29 (a)	124	125
BJ's Wholesale Club, Inc.
2023 Term Loan B, 7.36%, (3 Month Term SOFR + 2.00%), 02/03/29 (a)	227	228
Bombardier Recreational Products, Inc.
2023 Term Loan B3, 8.10%, (1 Month Term SOFR + 2.75%), 12/13/29 (a)	548	547
Caesars Entertainment Corp
Term Loan B, 8.70%, (1 Month Term SOFR + 3.25%), 01/25/30 (a)	11,544	11,560
Clarios Global LP
2023 Incremental Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 04/20/30 (a)	3,701	3,706
Crocs, Inc.
2023 Term Loan B, 8.54%, (3 Month Term SOFR + 3.00%), 02/20/29 (a)	1,541	1,545
CWGS Group, LLC
2021 Term Loan B, 7.86%, (1 Month Term SOFR + 2.50%), 05/25/28 (a)	921	898
2021 Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 05/25/28 (a)	64	63
EG Group Limited
2023 USD First Lien Incremental Tranche C TLB, 0.00%, (SOFR + 5.50%), 02/07/28 (a) (b)	431	420
EG Group Ltd
Term B1, 0.00%, (SOFR + 5.50%), 02/29/28 (a) (b) (f)	4,700	4,559
First Brands Group, LLC
2022 Incremental Term Loan, 10.88%, (6 Month Term SOFR + 5.00%), 03/30/27 (a)	3,542	3,509
2021 2nd Lien Term Loan, 14.38%, (3 Month Term SOFR + 8.50%), 03/30/28 (a)	558	527
Flynn Restaurant Group LP
2021 Term Loan B, 9.71%, (1 Month Term SOFR + 4.25%), 11/22/28 (a)	269	271
Four Seasons Hotels Limited
2023 Term Loan B, 7.95%, (1 Month Term SOFR + 2.50%), 11/30/29 (a)	89	90
Fugue Finance B.V.
2023 USD Term Loan B, 9.39%, (3 Month Term SOFR + 4.00%), 01/31/28 (a)	323	324
Golden Entertainment, Inc.
2023 Term Loan B, 8.20%, (1 Month Term SOFR + 2.75%), 05/18/30 (a)	657	656

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
GVC Holdings (Gibraltar) Limited
2022 USD Term Loan B2, 8.99%, (3 Month Term SOFR + 3.50%), 10/18/29 (a)	5,378	5,383
Hanesbrands, Inc.
2023 Term Loan B, 9.10%, (1 Month Term SOFR + 3.75%), 02/14/30 (a)	3,093	3,085
Harbor Freight Tools USA, Inc.
2021 Term Loan B, 8.09%, (1 Month Term SOFR + 2.75%), 10/19/27 (a)	2,831	2,825
Hilton Grand Vacations Borrower LLC
2021 Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 05/20/28 (a)	1,929	1,929
International Textile Group, Inc
2023 Last Out Term Loan, 17.54%, (SOFR + 6.65%), 09/30/27 (a)	1,982	1,536
J&J Ventures Gaming, LLC
Term Loan, 9.65%, (3 Month Term SOFR + 4.00%), 04/07/28 (a)	6,995	6,928
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 7.20%, (1 Month Term SOFR + 1.75%), 08/29/25 (a)	491	490
Mattress Firm Inc
2021 Term Loan B, 9.95%, (6 Month USD LIBOR + 4.25%), 09/21/28 (a)	737	729
Michaels Companies, Inc.
2021 Term Loan B, 9.90%, (3 Month Term SOFR + 4.25%), 04/08/28 (a)	3,432	2,839
Pacific Bells, LLC
Term Loan B, 10.15%, (3 Month Term SOFR + 4.50%), 10/12/28 (a)	333	331
PetSmart, Inc.
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 3.75%), 12/31/24 (a) (b)	2,000	1,975
Pilot Travel Centers LLC
2021 Term Loan B, 7.45%, (1 Month Term SOFR + 2.00%), 07/29/28 (a)	987	990
Playa Resorts Holding B.V.
2022 Term Loan B, 0.00%, (SOFR + 4.25%), 11/22/28 (a) (b)	180	180
Restoration Hardware, Inc.
Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 10/15/28 (a)	264	256
RVR Dealership Holdings, LLC
Term Loan B, 9.21%, (SOFR + 3.75%), 02/08/28 (a)	190	163
Solis IV BV
USD Term Loan B1, 8.88%, (3 Month Term SOFR + 3.50%), 02/09/29 (a)	7,942	7,899
Sotheby's
2021 Term Loan B, 10.16%, (SOFR + 4.50%), 01/15/27 (a)	449	443
Station Casinos LLC
2020 Term Loan B, 7.70%, (1 Month Term SOFR + 2.25%), 01/30/27 (a)	984	985
Sweetwater Borrower, LLC
Term Loan B, 9.71%, (1 Month Term SOFR + 4.25%), 12/31/24 (a)	5,340	5,313
Tenneco, Inc.
2022 Term Loan B, 10.47%, (SOFR + 5.00%), 11/17/28 (a)	6,731	5,919
2022 Term Loan B, 10.49%, (SOFR + 5.00%), 11/17/28 (a)	19	17
Tory Burch LLC
Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 04/14/28 (a)	478	476
WH Borrower, LLC
2023 Incremental Term Loan, 0.00%, (SOFR + 5.50%), 02/15/27 (a) (b) (f)	540	537
2023 Incremental Term Loan, 10.90%, (SOFR + 5.50%), 02/15/27 (a) (f)	816	812
Whatabrands LLC
2021 Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 07/21/28 (a)	985	985
Wyndham Hotels & Resorts, Inc.
2023 Term Loan B, 7.70%, (1 Month Term SOFR + 2.25%), 05/19/30 (a)	453	454
		114,945
Materials 9.4%
Aruba Investments, Inc.
2020 USD Term Loan, 9.45%, (1 Month Term SOFR + 4.00%), 10/28/27 (a)	644	634
2022 USD Incremental Term Loan, 10.10%, (1 Month Term SOFR + 4.75%), 11/04/27 (a) (f)	342	336
Avient Corporation
Term Loan B7, 7.89%, (3 Month Term SOFR + 2.50%), 08/29/29 (a)	444	444
Axalta Coating Systems U.S. Holdings, Inc.
2023 USD Term Loan B4, 7.89%, (3 Month Term SOFR + 2.50%), 12/20/29 (a)	129	130
Berlin Packaging LLC
2021 Term Loan B5, 9.21%, (3 Month Term SOFR + 3.75%), 03/11/28 (a)	1,104	1,104
2021 Term Loan B5, 9.40%, (3 Month Term SOFR + 3.75%), 03/11/28 (a)	50	50
Charter NEX US, Inc.
2021 Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 12/01/27 (a)	547	548
Chemours Company (The)
2023 USD Term Loan B, 8.85%, (1 Month Term SOFR + 2.50%), 08/10/28 (a)	1,480	1,476
Cyanco Intermediate 2 Corp.
2023 Term Loan B, 10.10%, (1 Month Term SOFR + 4.75%), 06/29/28 (a)	150	150
Derby Buyer LLC
USD Term Loan, 9.59%, (1 Month Term SOFR + 4.25%), 10/12/30 (a)	505	505
Discovery Purchaser Corporation
Term Loan, 0.00%, (3 Month Term SOFR + 4.38%), 08/04/29 (a) (b)	25	25
Term Loan, 9.77%, (3 Month Term SOFR + 4.38%), 08/04/29 (a)	1,055	1,038
Domtar Corporation
2021 Term Loan B, 10.97%, (SOFR + 5.50%), 11/30/28 (a)	2,800	2,745
GEON Performance Solutions, LLC
2021 Term Loan, 10.40%, (3 Month Term SOFR + 4.75%), 08/10/28 (a)	5,587	5,573
Hexion Holdings Corporation
2022 USD Term Loan, 10.02%, (SOFR + 4.50%), 03/02/29 (a)	1,539	1,475
INEOS Enterprises Holdings US Finco LLC
2023 USD 1st Lien Term Loan B, 9.24%, (3 Month Term SOFR + 3.75%), 06/23/30 (a)	3,400	3,396
INEOS Quattro Holdings UK Ltd
2023 USD 1st Lien Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 03/09/29 (a)	3,000	2,970
2023 USD Term Loan, 9.20%, (1 Month Term SOFR + 3.75%), 03/01/30 (a)	1,438	1,409
INEOS US Finance LLC
2022 USD Term Loan B, 9.20%, (1 Month Term SOFR + 3.75%), 11/02/27 (a)	5,970	5,983
2023 USD Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 02/09/30 (a)	970	970
IRIS Holdings Inc.
Term Loan, 10.23%, (3 Month Term SOFR + 4.75%), 06/15/28 (a)	2,242	2,064
Term Loan, 10.23%, (3 Month Term SOFR + 4.75%), 06/15/28 (a)	2,186	2,013
Klockner-Pentaplast of America, Inc.
2021 Term Loan B, 0.00%, (6 Month Term SOFR + 4.72%), 02/04/26 (a) (b)	500	469
2021 Term Loan B, 10.48%, (6 Month Term SOFR + 4.72%), 02/04/26 (a)	7,452	6,990
Koppers Inc.
First Lien Term Loan B, 8.96%, (3 Month Term SOFR + 3.50%), 04/10/30 (a)	419	420
Lonza Group AG
USD Term Loan B, 9.42%, (3 Month Term SOFR + 3.92%), 04/29/28 (a)	6,035	5,450
LSF11 A5 Holdco LLC
2023 Incremental Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 10/15/28 (a)	5,000	5,008
Natgasoline LLC
Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 10/31/25 (a)	482	479

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
New Arclin U.S. Holding Corp.
2021 Term Loan, 8.95%, (1 Month Term SOFR + 3.50%), 09/22/28 (a)	986	973
Nouryon Finance B.V.
2023 USD Term Loan B, 9.47%, (SOFR + 4.00%), 04/03/28 (a)	573	575
Olympus Water US Holding Corporation
2021 USD Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 09/21/28 (a)	4,033	4,021
2022 Incremental Term Loan, 9.99%, (3 Month Term SOFR + 4.50%), 11/09/28 (a)	985	985
2023 Incremental Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 11/09/28 (a)	439	441
Packaging Coordinators Midco, Inc.
2020 1st Lien Term Loan, 9.15%, (3 Month Term SOFR + 3.50%), 11/30/27 (a)	985	984
Plaze, Inc.
2019 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 07/17/26 (a)	1,819	1,764
2020 Incremental Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 08/03/26 (a)	975	946
Polar US Borrower, LLC
2018 1st Lien Term Loan, 10.24%, (3 Month Term SOFR + 4.75%), 08/21/25 (a)	2,628	1,779
2018 1st Lien Term Loan, 10.24%, (3 Month Term SOFR + 4.75%), 08/21/25 (a)	3,075	2,082
Pregis TopCo Corporation
1st Lien Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 07/25/26 (a)	389	390
Pretium Packaging, LLC
Second Out Term Loan A1, 9.99%, (SOFR + 4.60%), 10/01/28 (a)	3,207	2,491
First Out Term Loan A, 10.39%, (3 Month Term SOFR + 5.00%), 10/01/28 (a)	859	840
Pretium PKG Holdings, Inc.
2021 2nd Lien Term Loan, 12.21%, (1 Month Term SOFR + 6.75%), 09/22/29 (a)	2,000	747
Proampac PG Borrower LLC
2023 Term Loan, 9.87%, (3 Month Term SOFR + 4.50%), 09/15/28 (a)	1,078	1,078
2023 Term Loan, 9.89%, (3 Month Term SOFR + 4.50%), 09/15/28 (a)	2,185	2,186
RelaDyne Inc.
2022 Term Loan B, 9.60%, (SOFR + 4.25%), 01/25/29 (a)	1,477	1,469
RLG Holdings, LLC
2021 Term Loan, 9.71%, (1 Month Term SOFR + 4.25%), 07/02/28 (a)	2,547	2,387
2021 2nd Lien Term Loan, 12.96%, (1 Month Term SOFR + 7.50%), 07/02/29 (a)	1,000	890
Spa Holdings 3 Oy
USD Term Loan B, 9.65%, (3 Month Term SOFR + 4.00%), 03/18/28 (a)	298	297
Staples, Inc.
7 Year Term Loan, 10.46%, (1 Month USD LIBOR + 5.00%), 04/05/26 (a)	4,094	3,868
Starfruit Finco B.V
2023 Term Loan B, 9.44%, (SOFR + 4.00%), 03/02/28 (a)	2,652	2,657
Titan Acquisition Limited
2018 Term Loan B, 8.73%, (3 Month USD LIBOR + 3.00%), 03/16/25 (a)	3,601	3,593
TricorBraun Holdings, Inc.
2021 Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 01/29/28 (a)	741	736
Trident TPI Holdings, Inc.
2021 Term Loan B3, 9.65%, (3 Month Term SOFR + 4.00%), 07/22/26 (a)	2,140	2,129
2023 USD Term Loan, 9.89%, (3 Month Term SOFR + 4.50%), 09/15/28 (a)	2,113	2,112
2022 USD Incremental Term Loan, 10.64%, (3 Month Term SOFR + 5.25%), 09/15/28 (a)	698	699
Trinseo Materials Operating S.C.A.
2021 Term Loan B2, 7.96%, (1 Month Term SOFR + 2.50%), 05/03/28 (a)	11	8
2021 Term Loan B2, 8.15%, (1 Month Term SOFR + 2.50%), 05/03/28 (a)	4,152	3,228
Vantage Specialty Chemicals, Inc.
2023 Term Loan B, 10.11%, (1 Month Term SOFR + 4.75%), 10/26/26 (a)	2,108	2,026
W.R. Grace & Co.-Conn.
2021 Term Loan B, 9.40%, (3 Month Term SOFR + 3.75%), 08/11/28 (a)	204	204
Wilsonart LLC
2021 Term Loan E, 8.74%, (3 Month Term SOFR + 3.25%), 12/19/26 (a)	6,906	6,914
Windsor Holdings III, LLC
USD Term Loan B, 9.84%, (SOFR + 4.50%), 06/21/30 (a)	4,936	4,962
		114,315
Financials 6.1%
Acrisure, LLC
2020 Term Loan B, 9.15%, (3 Month USD LIBOR + 3.50%), 01/30/27 (a)	4,973	4,955
2021 Incremental Term Loan B, 9.40%, (3 Month USD LIBOR + 3.75%), 02/15/27 (a)	489	488
2021 First Lien Term Loan B, 9.90%, (3 Month USD LIBOR + 4.25%), 02/15/27 (a)	1,908	1,910
2023 Term Loan, 9.89%, (3 Month Term SOFR + 4.50%), 10/20/30 (a)	1,019	1,020
Alliant Holdings Intermediate, LLC
2023 Term Loan B6, 8.86%, (SOFR + 3.50%), 11/06/30 (a)	1,011	1,015
AmWINS Group, Inc.
2021 Term Loan B, 7.71%, (1 Month Term SOFR + 2.25%), 02/16/28 (a)	816	816
2023 Incremental Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 02/19/28 (a)	173	174
Aretec Group, Inc.
2023 Incremental Term Loan, 9.95%, (1 Month Term SOFR + 4.50%), 03/08/30 (a)	3,137	3,130
AssuredPartners, Inc.
2020 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 02/13/27 (a)	2,493	2,498
2023 Term Loan B4, 9.10%, (1 Month Term SOFR + 3.75%), 02/13/27 (a)	1,662	1,664
Asurion LLC
2020 Term Loan B8, 8.71%, (1 Month Term SOFR + 3.25%), 12/23/26 (a)	4,757	4,742
2021 2nd Lien Term Loan B3, 10.71%, (1 Month Term SOFR + 5.25%), 02/05/28 (a)	3,840	3,651
2023 Term Loan B11, 9.70%, (1 Month Term SOFR + 4.25%), 08/19/28 (a)	1,450	1,443
2021 Second Lien Term Loan B4, 10.71%, (1 Month Term SOFR + 5.25%), 01/15/29 (a)	4,665	4,386
Broadstreet Partners, Inc.
2023 Term Loan B3, 9.37%, (1 Month Term SOFR + 4.00%), 01/26/29 (a)	459	460
Chamberlain Group Inc
Term Loan B, 8.70%, (1 Month Term SOFR + 3.25%), 10/22/28 (a)	3,920	3,907
Charlotte Buyer, Inc.
1st Lien Term Loan, 10.61%, (3 Month Term SOFR + 5.25%), 02/03/28 (a)	5,833	5,853
Citadel Securities LP
2023 Term Loan B, 7.96%, (1 Month Term SOFR + 2.50%), 07/26/30 (a)	2,816	2,819
Hertz Corporation, (The)
2023 Incremental Term Loan B, 9.11%, (SOFR + 3.75%), 06/30/28 (a)	390	389
HUB International Limited
2022 Term Loan B, 9.37%, (3 Month Term SOFR + 4.00%), 10/31/29 (a)	1,354	1,358
2023 Term Loan B, 9.66%, (SOFR + 4.25%), 06/08/30 (a)	4,530	4,547
Hudson River Trading LLC
2021 Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 03/17/28 (a)	4,919	4,897
Jane Street Group, LLC
2021 Term Loan, 8.21%, (1 Month Term SOFR + 2.75%), 01/21/28 (a)	3,939	3,950
Jones DesLauriers Insurance Management Inc.
2023 Term Loan B, 9.62%, (3 Month Term SOFR + 4.25%), 03/16/30 (a)	295	296

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
NEXUS Buyer LLC
2023 Term Loan B2, 9.74%, (SOFR + 4.50%), 12/11/30 (a)	1,264	1,252
Novae LLC
1st Lien Term Loan, 10.52%, (3 Month Term SOFR + 5.00%), 01/19/29 (a) (c)	265	259
1st Lien Term Loan, 10.52%, (3 Month Term SOFR + 5.00%), 01/19/29 (a)	60	59
OneDigital Borrower LLC
2021 Term Loan, 0.00%, (SOFR + 4.25%), 11/16/27 (a) (b)	899	897
PECF USS Intermediate Holding III Corporation
Term Loan B, 9.71%, (1 Month Term SOFR + 4.25%), 11/04/28 (a)	10	8
Term Loan B, 9.89%, (SOFR + 4.25%), 11/04/28 (a)	4,049	3,137
Sedgwick Claims Management Services, Inc.
2023 Term Loan B, 9.10%, (1 Month Term SOFR + 3.75%), 02/16/28 (a)	5,019	5,031
Trans Union, LLC
2019 Term Loan B5, 7.20%, (1 Month Term SOFR + 1.75%), 11/13/26 (a)	982	983
USI, Inc.
2022 Incremental Term Loan, 9.14%, (3 Month Term SOFR + 3.75%), 11/16/29 (a)	987	988
2023 Acquisition Term Loan, 8.64%, (3 Month Term SOFR + 3.25%), 09/13/30 (a)	110	110
VFH Parent LLC
2022 Term Loan B, 8.45%, (SOFR + 3.00%), 01/07/29 (a)	959	960
Walker & Dunlop, Inc.
2023 Incremental Term Loan B, 8.45%, (1 Month Term SOFR + 3.00%), 12/14/28 (a) (f)	259	257
		74,309
Health Care 6.1%
Accelerated Health Systems, LLC
2022 Term Loan B, 9.79%, (3 Month Term SOFR + 4.25%), 02/01/29 (a)	8,463	7,075
ADMI Corp
Term Loan, 0.00%, (SOFR + 5.75%), 12/23/27 (a) (b) (f)	687	675
AHP Health Partners, Inc.
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 08/23/28 (a)	392	393
Amneal Pharmaceuticals LLC
2023 Term Loan B, 10.86%, (1 Month Term SOFR + 5.50%), 05/04/28 (a)	4,327	4,246
Avantor Funding, Inc.
2021 Term Loan B5, 7.70%, (1 Month Term SOFR + 2.25%), 11/08/27 (a)	300	301
Azurity Pharmaceuticals, Inc.
2021 Term Loan B, 12.08%, (1 Month Term SOFR + 6.00%), 09/28/27 (a)	2,871	2,763
Catalent Pharma Solutions Inc.
2023 Term Loan B4, 8.36%, (1 Month Term SOFR + 3.00%), 02/22/28 (a)	3,000	3,000
CNT Holdings I Corp
2020 Term Loan, 8.93%, (3 Month Term SOFR + 3.50%), 10/16/27 (a)	985	986
Embecta Corp
Term Loan B, 8.34%, (3 Month Term SOFR + 3.00%), 01/27/29 (a)	470	461
GEO Group Inc
Term Loan, 0.00%, (SOFR + 7.13%), 03/23/27 (a) (b)	35	36
Global Medical Response, Inc.
2017 Incremental Term Loan, 9.89%, (SOFR + 4.25%), 09/26/24 (a)	3,428	2,670
2020 Term Loan B, 9.93%, (3 Month Term SOFR + 4.25%), 09/24/25 (a)	3,947	3,076
Grifols Worldwide Operations USA, Inc.
USD 2019 Term Loan B, 7.54%, (1 Month Term SOFR + 2.00%), 11/15/27 (a)	1,995	1,992
Help At Home, Inc.
2020 Delayed Draw Term Loan, 10.45%, (1 Month Term SOFR + 5.00%), 10/20/27 (a)	6	6
2020 Term Loan B, 10.45%, (1 Month Term SOFR + 5.00%), 10/20/27 (a)	44	44
2023-1 Incremental Term Loan, 10.45%, (1 Month Term SOFR + 5.00%), 10/29/27 (a)	234	232
ICU Medical, Inc.
Term Loan B, 6.04%, (3 Month Term SOFR + 2.50%), 12/16/28 (a)	460	459
Insulet Corporation
Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 04/29/28 (a)	1,862	1,865
Jazz Financing Lux S.a.r.l.
USD Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 04/22/28 (a)	5,250	5,274
Knight Health Holdings LLC
Term Loan B, 10.71%, (1 Month Term SOFR + 5.25%), 12/15/28 (a)	6,960	1,879
LifePoint Health, Inc.
2023 Term Loan B, 11.17%, (SOFR + 5.50%), 11/16/28 (a)	6,000	5,974
MED ParentCo LP
1st Lien Term Loan, 9.71%, (1 Month Term SOFR + 4.25%), 08/01/26 (a)	985	973
Medline Borrower, LP
USD Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 09/30/28 (a)	7,180	7,209
Organon & Co
USD Term Loan, 8.47%, (SOFR + 3.00%), 04/07/28 (a)	500	500
Owens & Minor, Inc.
2022 Term Loan B, 9.20%, (3 Month Term SOFR + 3.75%), 03/23/29 (a)	2,262	2,263
2022 Term Loan B, 9.24%, (3 Month Term SOFR + 3.75%), 03/23/29 (a)	1,218	1,219
Padagis LLC
Term Loan B, 10.43%, (3 Month Term SOFR + 4.75%), 06/30/28 (a)	5,000	4,813
Phoenix Guarantor Inc
2021 Term Loan B3, 8.96%, (1 Month Term SOFR + 3.50%), 03/05/26 (a)	4,278	4,275
Radiology Partners Inc
2018 1st Lien Term Loan B, 10.18%, (1 Month Term SOFR + 4.25%), 06/28/25 (a)	4,291	3,449
Surgery Center Holdings, Inc.
2023 Term Loan, 8.86%, (SOFR + 3.50%), 12/05/30 (a)	1,798	1,804
U.S. Anesthesia Partners, Inc.
2021 Term Loan, 9.71%, (1 Month Term SOFR + 4.25%), 09/22/28 (a)	127	116
United FP Holdings, LLC
2019 1st Lien Term Loan, 9.64%, (SOFR + 4.00%), 12/30/26 (a)	985	876
Upstream Rehabilition, Inc.
2021 Term Loan, 9.89%, (SOFR + 4.25%), 11/20/26 (a)	829	779
Wellpath Holdings, Inc.
2018 1st Lien Term Loan, 10.96%, (1 Month Term SOFR + 5.50%), 09/25/25 (a)	12	10
2018 1st Lien Term Loan, 11.32%, (1 Month Term SOFR + 5.50%), 09/25/25 (a)	2,188	1,838
		73,531
Consumer Staples 4.5%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, 9.21%, (1 Month Term SOFR + 3.75%), 09/19/25 (a)	1,969	1,884
2021 Incremental Term Loan, 10.21%, (1 Month Term SOFR + 4.75%), 10/01/25 (a)	1,935	1,858
Anastasia Parent, LLC
2018 Term Loan B, 9.40%, (3 Month USD LIBOR + 3.75%), 08/03/25 (a)	987	592
BCPE North Star US HoldCo 2, Inc.
Term Loan, 9.46%, (1 Month Term SOFR + 4.00%), 06/09/28 (a)	4,422	3,965
BW Gas & Convenience Holdings, LLC
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 03/17/28 (a)	497	490
Cardenas Markets, Inc.
2022 Term Loan, 12.24%, (3 Month Term SOFR + 6.75%), 07/20/29 (a)	637	636

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Chobani, LLC
2020 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 10/20/27 (a)	985	985
2023 Incremental Term Loan, 9.13%, (3 Month Term SOFR + 3.75%), 10/25/27 (a)	2,181	2,183
Del Monte Foods, Inc.
2022 Term Loan, 9.70%, (Prime + 4.25%), 02/15/29 (a)	1,132	1,057
2022 Term Loan, 11.75%, (Prime + 3.25%), 02/15/29 (a)	3	3
Eagle Parent Corp.
2022 Term Loan B, 9.64%, (3 Month Term SOFR + 4.25%), 03/17/29 (a)	247	245
Naked Juice LLC
Term Loan, 8.74%, (SOFR + 3.25%), 01/20/29 (a) (c)	3,640	3,512
2nd Lien Term Loan, 11.49%, (SOFR + 6.00%), 01/25/30 (a)	5,023	4,018
Northeast Grocery, Inc.
Term Loan B, 12.86%, (SOFR + 7.50%), 12/05/28 (a)	325	321
Olaplex, Inc
2022 Term Loan, 8.95%, (SOFR + 3.50%), 02/17/29 (a)	4,952	4,568
Primary Products Finance LLC
Term Loan, 9.39%, (SOFR + 4.00%), 10/25/28 (a)	5,940	5,944
Shearer's Foods, Inc.
2021 Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 09/15/27 (a)	2,462	2,463
Sunshine Investments B.V.
2022 USD Term Loan, 9.63%, (3 Month Term SOFR + 4.25%), 05/05/29 (a)	5,589	5,584
Triton Water Holdings, Inc
Term Loan, 8.90%, (3 Month Term SOFR + 3.25%), 03/16/28 (a)	7,604	7,525
Upfield B.V.
2023 USD Term Loan B7, 0.00%, (SOFR + 3.00%), 01/31/28 (a) (b)	590	578
2023 USD Term Loan B7, 8.21%, (SOFR + 3.00%), 01/31/28 (a)	4,820	4,721
WOOF Holdings, Inc
1st Lien Term Loan, 9.36%, (3 Month Term SOFR + 3.75%), 12/16/27 (a)	987	796
		53,928
Energy 2.4%
AL NGPL Holdings, LLC
Term Loan B, 8.85%, (1 Month Term SOFR + 3.50%), 04/16/28 (a)	3,040	3,037
BCP Renaissance Parent LLC
2023 Term Loan B, 8.87%, (3 Month Term SOFR + 3.50%), 09/21/30 (a)	7,394	7,402
Delek US Holdings, Inc.
2022 Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 11/10/29 (a)	708	708
Freeport LNG Investments, LLLP
Term Loan B, 9.18%, (3 Month Term SOFR + 3.50%), 11/17/28 (a)	4,288	4,279
GIP II Blue Holding, L.P
Term Loan B, 0.00%, (1 Month Term SOFR + 4.50%), 09/22/28 (a) (b)	1,000	1,003
GIP Pilot Acquisition Partners LP
Term Loan, 8.39%, (SOFR + 3.00%), 09/15/30 (a)	4,205	4,202
Medallion Midland Acquisition, LLC
2021 Term Loan, 9.40%, (3 Month Term SOFR + 3.75%), 10/18/28 (a)	2,666	2,674
Par Petroleum, LLC
2023 Term Loan B, 9.74%, (3 Month Term SOFR + 4.25%), 02/14/30 (a)	338	338
Traverse Midstream Partners LLC
2017 Term Loan, 9.24%, (SOFR + 3.75%), 09/22/24 (a)	5,935	5,933
		29,576
Utilities 0.8%
BIP PipeCo Holdings LLC
Term Loan B, 8.62%, (SOFR + 3.25%), 12/05/30 (a)	1,115	1,111
Breakwater Energy Parent S.a.r.l.
Term Loan, 16.65%, (3 Month USD LIBOR + 11.00%), 09/01/26 (a) (f)	530	513
Generation Bridge Northeast, LLC
Term Loan B, 9.60%, (1 Month Term SOFR + 4.25%), 08/03/29 (a)	313	314
GIP III Stetson I, L.P
2023 Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 10/05/28 (a)	496	496
New Fortress Energy Inc
Term Loan, 10.39%, (3 Month Term SOFR + 5.00%), 10/26/30 (a)	1,475	1,449
Pacific Gas And Electric Company
2020 Term Loan B1, 8.46%, (1 Month Term SOFR + 3.00%), 06/18/25 (a)	1,436	1,436
Talen Energy Supply, LLC
2023 Term Loan B, 9.87%, (3 Month Term SOFR + 4.50%), 05/27/30 (a)	1,644	1,651
2023 Term Loan C, 9.87%, (3 Month Term SOFR + 4.50%), 05/27/30 (a)	1,339	1,345
Vistra Operations Company LLC
1st Lien Term Loan B3, 0.00%, (1 Month Term SOFR + 1.75%), 12/11/25 (a) (b)	1,050	1,050
		9,365
Real Estate 0.2%
Brand Industrial Services Inc
2023 Term Loan B, 10.88%, (3 Month Term SOFR + 5.50%), 07/25/30 (a)	1,575	1,564
Cushman & Wakefield U.S. Borrower, LLC
2020 Term Loan B, 8.21%, (1 Month Term SOFR + 2.75%), 08/15/25 (a)	52	51
2023 Term Loan, 8.70%, (1 Month Term SOFR + 3.25%), 01/31/30 (a)	525	520
2023 Term Loan B, 9.35%, (1 Month Term SOFR + 4.00%), 01/31/30 (a)	210	209
Greystar Real Estate Partners, LLC
Term Loan, 9.12%, (3 Month Term SOFR + 3.75%), 08/07/30 (a)	270	270
		2,614
Total Senior Floating Rate Instruments (cost $1,131,221)		1,104,031
CORPORATE BONDS AND NOTES 5.1%
Energy 1.0%
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (g)	2,240	2,253
Baytex Energy Corp.
8.50%, 04/30/30 (g)	2,295	2,374
Callon Petroleum Company
7.50%, 06/15/30 (g)	1,880	1,900
Citgo Petroleum Corporation
7.00%, 06/15/25 (g)	120	120
6.38%, 06/15/26 (g)	45	45
8.38%, 01/15/29 (g)	400	411
Energy Transfer LP
9.67%, (3 Month Term SOFR + 4.29%), (100, 1/24/2024) (a) (h)	1,205	1,158
Hilcorp Energy I, L.P.
5.75%, 02/01/29 (g)	2,885	2,803
New Fortress Energy Inc.
6.75%, 09/15/25 (g)	282	280
6.50%, 09/30/26 (g)	729	701
		12,045
Financials 1.0%
Acrisure, LLC
7.00%, 11/15/25 (g)	2,125	2,120
Alliant Holdings Intermediate, LLC
6.75%, 04/15/28 (g)	365	374
Bank of America Corporation
6.25%, (100, 09/05/24) (h)	640	635
Icahn Enterprises L.P.
5.25%, 05/15/27	2,820	2,552

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
J.P. Morgan Chase & Co.
6.75%, (100, 02/01/24) (h)	75	75
OneMain Finance Corporation
3.50%, 01/15/27	2,955	2,742
PennyMac Financial Services, Inc.
4.25%, 02/15/29 (g)	2,000	1,802
VistaJet Malta Finance P.L.C.
6.38%, 02/01/30 (g)	2,348	1,641
		11,941
Consumer Discretionary 0.9%
Caesars Entertainment, Inc.
7.00%, 02/15/30 (g)	165	170
Carnival Corporation
5.75%, 03/01/27 (g)	1,179	1,149
6.00%, 05/01/29 (g)	1,636	1,572
EG Global Finance PLC
12.00%, 11/30/28 (g)	575	612
Macys Retail Holdings
5.88%, 03/15/30 (g)	1,795	1,695
Majordrive Holdings IV, LLC
6.38%, 06/01/29 (g)	1,350	1,173
Ontario Gaming GTA Limited Partnership
8.00%, 08/01/30 (g)	15	16
PM General Purchaser LLC
9.50%, 10/01/28 (g)	2,309	2,345
Rivian Holdings LLC
11.49%, (6 Month Term SOFR + 6.05%), 10/15/26 (a) (g) (i)	2,085	2,078
Univision Communications Inc.
6.63%, 06/01/27 (g)	260	259
8.00%, 08/15/28 (g)	170	176
		11,245
Industrials 0.7%
American Airlines, Inc.
7.25%, 02/15/28 (g)	2,300	2,336
Brand Industrial Services, Inc.
10.38%, 08/01/30 (g)	125	132
Fortress Transportation And Infrastructure Investors LLC
6.50%, 10/01/25 (g)	2,577	2,572
Smyrna Ready Mix Concrete, LLC
8.88%, 11/15/31 (g)	2,330	2,452
United Airlines Pass Through Certificates, Series 2015-1
4.38%, 04/15/26 (g)	621	606
4.63%, 04/15/29 (g)	856	798
		8,896
Communication Services 0.7%
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28 (g)	1,614	1,392
CMG Media Corporation
8.88%, 12/15/27 (g)	1,132	895
Dish Network Corporation
11.75%, 11/15/27 (g)	420	438
Iliad Holding
7.00%, 10/15/28 (g)	1,276	1,270
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (g)	2,064	2,019
Liberty Media Corporation
8.25%, 02/01/30	1,745	748
Telesat Canada
6.50%, 10/15/27 (g)	2,102	988
		7,750
Health Care 0.4%
DaVita Inc.
4.63%, 06/01/30 (g)	750	656
3.75%, 02/15/31 (g)	1,625	1,334
Organon & Co.
5.13%, 04/30/31 (g)	2,675	2,280
Teva Pharmaceutical Finance Netherlands III B.V.
8.13%, 09/15/31	627	685
		4,955
Information Technology 0.2%
Central Parent Inc.
8.00%, 06/15/29 (g)	115	120
Cloud Software Group, Inc.
9.00%, 09/30/29 (g)	205	195
NCR Voyix Corporation
5.13%, 04/15/29 (g)	2,650	2,524
		2,839
Materials 0.1%
Arsenal AIC Parent LLC
8.00%, 10/01/30 (g)	20	21
First Quantum Minerals Ltd
8.63%, 06/01/31 (g)	1,825	1,544
		1,565
Consumer Staples 0.1%
Sigma Holdco B.V.
7.88%, 05/15/26 (g)	1,062	951
Real Estate 0.0%
MPT Operating Partnership, L.P.
5.00%, 10/15/27	480	394
Total Corporate Bonds And Notes (cost $63,724)		62,581
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.2%
Owl Rock CLO XIV, LLC
Series 2023-A-14A, 7.75%, (3 Month Term SOFR + 2.40%), 10/22/35 (a)	2,083	2,083
Total Non-U.S. Government Agency Asset-Backed Securities (cost $2,083)		2,083
COMMON STOCKS 0.0%
Communication Services 0.0%
Clear Channel Outdoor Holdings, Inc. (d)	112	205
iHeartMedia, Inc. - Class A (d)	48	128
		333
Consumer Discretionary 0.0%
Constellis Holdings, Inc. (d) (f)	21	3
Elevate Textiles Inc (d) (f)	62	203
		206
Energy 0.0%
Vantage Drilling International (d)	—	12
Health Care 0.0%
Inotiv, Inc. (d)	3	11
Financials 0.0%
AFGlobal Corporation (f) (j)	39	—
Freedom Group Inc. (d) (f)	57	—
Total Common Stocks (cost $7,797)		562
OTHER EQUITY INTERESTS 0.0%
Paragon Offshore Ltd. (d) (f) (k)	8	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 3.2%
Investment Companies 3.2%
JNL Government Money Market Fund - Class I, 5.22% (l) (m)	38,593	38,593
Total Short Term Investments (cost $38,593)		38,593
Total Investments 99.5% (cost $1,243,418)		1,207,850
Other Assets and Liabilities, Net 0.5%		5,913
Total Net Assets 100.0%		1,213,763

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023
CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(c) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(d) Non-income producing security.

(e) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(f) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(g) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $53,592 and 4.4% of the Fund.

(h) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(j) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(k) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(l) Investment in affiliate.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/PPM America Floating Rate Income Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	99,489	464,477	525,373	2,703	—	—	38,593	3.2

JNL/PPM America Floating Rate Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
AFGlobal Corporation	07/13/17	2,907	—	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PPM America Floating Rate Income Fund
Assets - Securities
Senior Floating Rate Instruments	—	1,096,342	7,689	1,104,031
Corporate Bonds And Notes	—	62,581	—	62,581
Non-U.S. Government Agency Asset-Backed Securities	—	2,083	—	2,083
Common Stocks	356	—	206	562
Other Equity Interests	—	—	—	—
Short Term Investments	38,593	—	—	38,593
	38,949	1,161,006	7,895	1,207,850

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/PPM America High Yield Bond Fund
CORPORATE BONDS AND NOTES 88.5%
Energy 15.9%
Antero Midstream Partners LP
7.88%, 05/15/26 (a)	674	691
5.75%, 03/01/27 (a)	2,902	2,882
5.38%, 06/15/29 (a)	2,422	2,332
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (a)	10,161	10,220
Baytex Energy Corp.
8.50%, 04/30/30 (a)	3,358	3,474
Bip-V Chinook
5.50%, 06/15/31 (a)	12,695	12,030
Blue Racer Midstream, LLC
7.63%, 12/15/25 (a)	2,705	2,740
6.63%, 07/15/26 (a)	1,772	1,763
Buckeye Partners, L.P.
5.85%, 11/15/43	2,681	2,174
5.60%, 10/15/44	1,477	1,148
Callon Petroleum Company
6.38%, 07/01/26	7,432	7,417
Cheniere Energy Partners, L.P.
3.25%, 01/31/32	4,191	3,570
5.95%, 06/30/33 (a)	1,700	1,744
Citgo Petroleum Corporation
7.00%, 06/15/25 (a)	10,700	10,679
8.38%, 01/15/29 (a)	4,351	4,475
Civitas Resources, Inc.
8.63%, 11/01/30 (a)	585	622
8.75%, 07/01/31 (a)	5,427	5,766
CQP Holdco LP
7.50%, 12/15/33 (b)	2,853	2,957
Enerflex Ltd.
9.00%, 10/15/27 (a)	8,670	8,400
Energean Israel Finance Ltd
4.88%, 03/30/26 (b)	11,031	10,149
Energy Transfer LP
6.50%, (100, 08/15/26) (c)	1,017	967
6.75%, (100, 05/15/25) (c)	6,163	5,909
EQM Midstream Partners, LP
4.13%, 12/01/26	4,823	4,656
7.50%, 06/01/27 (a)	2,337	2,412
4.50%, 01/15/29 (a)	4,644	4,394
Hilcorp Energy I, L.P.
6.25%, 11/01/28 - 04/15/32 (a)	9,208	9,101
5.75%, 02/01/29 (a)	1,909	1,854
6.00%, 04/15/30 - 02/01/31 (a)	3,118	3,018
8.38%, 11/01/33 (a)	2,456	2,612
Husky Energy Inc.
13.00%, 02/15/25 (a) (d)	10,219	10,195
ITT Holdings LLC
6.50%, 08/01/29 (a)	7,756	6,857
Kinetik Holdings LP
5.88%, 06/15/30 (a)	6,030	5,912
Nabors Industries Ltd.
7.50%, 01/15/28 (a)	1,486	1,293
Nabors Industries, Inc.
7.38%, 05/15/27 (a)	5,557	5,451
NuStar Logistics, L.P.
6.00%, 06/01/26	2,296	2,290
Occidental Petroleum Corporation
6.95%, 07/01/24	3,166	3,177
8.88%, 07/15/30	2,690	3,155
Oceaneering International, Inc.
6.00%, 02/01/28 (a)	2,511	2,447
Ovintiv Canada ULC
6.25%, 07/15/33	1,919	1,983
Permian Resources Operating, LLC
7.00%, 01/15/32 (a)	3,388	3,494
Shelf Drilling Management Services DMCC
9.63%, 04/15/29 (a)	6,955	6,771
Southwestern Energy Company
8.38%, 09/15/28	3,143	3,267
5.38%, 03/15/30	5,000	4,872
4.75%, 02/01/32	3,624	3,363
Transocean Aquila Ltd.
8.00%, 09/30/28 (a)	984	1,004
Transocean Inc
8.00%, 02/01/27 (a)	4,055	3,989
8.75%, 02/15/30 (a)	1,467	1,534
Transocean Titan Financing Ltd.
8.38%, 02/01/28 (a)	5,336	5,522
USA Compression Finance Corp.
6.88%, 04/01/26 - 09/01/27	2,873	2,848
Venture Global LNG, Inc.
8.13%, 06/01/28 (a)	3,483	3,518
9.50%, 02/01/29 (a)	6,955	7,353
8.38%, 06/01/31 (a)	3,483	3,484
		223,935
Financials 13.7%
Acrisure, LLC
7.00%, 11/15/25 (a)	8,127	8,108
6.00%, 08/01/29 (a)	3,875	3,523
Aretec Escrow Issuer 2 Inc
10.00%, 08/15/30 (a)	3,668	3,898
Banco Santander, S.A.
6.92%, 08/08/33	3,200	3,419
Barclays PLC
9.63%, (100, 12/15/29) (c) (e)	2,361	2,453
Benteler International Aktiengesellschaft
10.50%, 05/15/28 (a)	5,971	6,260
Citigroup Inc.
5.00%, (100, 09/12/24) (c)	9,326	9,053
Corebridge Financial, Inc.
6.88%, 12/15/52	3,720	3,707
Deutsche Bank Aktiengesellschaft
7.15%, 07/13/27	2,892	3,003
4.88%, 12/01/32	9,139	8,532
Ford Motor Credit Company LLC
4.06%, 11/01/24	2,333	2,302
4.69%, 06/09/25	716	703
5.13%, 06/16/25	2,122	2,098
6.95%, 06/10/26	2,888	2,973
4.95%, 05/28/27	650	633
4.13%, 08/17/27	1,930	1,828
3.82%, 11/02/27	1,023	955
7.35%, 11/04/27	1,646	1,739
6.80%, 05/12/28	3,391	3,545
Freedom Mortgage Corporation
12.00%, 10/01/28 (a)	2,216	2,416
12.25%, 10/01/30 (a)	4,482	4,919
HUB International Limited
7.00%, 05/01/26 (a)	3,277	3,282
Icahn Enterprises L.P.
6.25%, 05/15/26	10,984	10,485
5.25%, 05/15/27	4,778	4,323
Intelligent Packaging Holdco Issuer Ltd Partnership
9.00%, 01/15/26 (a) (d)	1,263	1,069
Macquarie Airfinance Holdings Limited
8.13%, 03/30/29 (a)	4,258	4,453
Markel Group Inc.
6.00%, (100, 06/01/25) (c)	4,653	4,596
Morgan Stanley
5.25%, 04/21/34	4,640	4,641
OneMain Finance Corporation
6.88%, 03/15/25	2,945	2,969
7.13%, 03/15/26	1,677	1,709
3.50%, 01/15/27	8,076	7,493
6.63%, 01/15/28	893	902
3.88%, 09/15/28	2,710	2,400
5.38%, 11/15/29	2,550	2,388
7.88%, 03/15/30	1,943	2,004
Osaic Holdings, Inc.
10.75%, 08/01/27 (a) (f)	5,718	5,817
PennyMac Financial Services, Inc.
5.38%, 10/15/25 (a)	8,387	8,297
7.88%, 12/15/29 (a)	3,441	3,549
5.75%, 09/15/31 (a)	7,711	7,145

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
PRA Group, Inc.
8.38%, 02/01/28 (a)	7,677	7,313
Stena International S.A.
6.13%, 02/01/25 (a)	7,457	7,397
The PNC Financial Services Group, Inc.
6.25%, (100, 03/15/30) (c)	4,755	4,446
The Toronto-Dominion Bank
8.13%, 10/31/82 (e)	3,217	3,330
Transocean Poseidon Limited
6.88%, 02/01/27 (a)	3,086	3,083
U S I, Inc.
7.50%, 01/15/32 (a)	1,309	1,340
UBS Group AG
4.88%, (100, 02/12/27) (a) (c)	5,602	5,044
VistaJet Malta Finance P.L.C.
7.88%, 05/01/27 (a) (f)	5,062	4,382
6.38%, 02/01/30 (a) (f)	5,129	3,584
Washington Mutual Bank, FA
0.00%, 06/15/11 (g) (h)	1,500	—
		193,508
Communication Services 13.5%
Altice Financing S.A.
5.75%, 08/15/29 (a)	19,869	17,558
Altice France
10.50%, 05/15/27 (a)	2,555	1,649
6.00%, 02/15/28 (a)	1,217	578
Altice France Holding S.A.
8.13%, 02/01/27 (a)	3,710	3,411
5.50%, 10/15/29 (a)	4,158	3,258
AMC Entertainment Holdings, Inc.
7.50%, 02/15/29 (a) (f)	4,544	3,153
CCO Holdings, LLC
5.13%, 05/01/27 (a)	1,493	1,445
5.38%, 06/01/29 (a)	15,421	14,592
4.75%, 03/01/30 - 02/01/32 (a)	4,110	3,652
4.25%, 02/01/31 (a)	4,849	4,236
7.38%, 03/01/31 (a)	1,414	1,450
4.50%, 05/01/32	2,702	2,317
Clear Channel Outdoor Holdings, Inc.
7.75%, 04/15/28 (a) (f)	1,423	1,227
9.00%, 09/15/28 (a)	4,385	4,576
7.50%, 06/01/29 (a) (f)	4,762	3,953
CMG Media Corporation
8.88%, 12/15/27 (a)	3,880	3,068
Connect Finco SARL
6.75%, 10/01/26 (a)	4,710	4,684
CSC Holdings, LLC
5.25%, 06/01/24 (f)	8,360	8,194
5.38%, 02/01/28 (a)	1,959	1,734
5.75%, 01/15/30 (a)	6,329	3,941
4.13%, 12/01/30 (a)	1,460	1,110
Diamond Sports Group, LLC
0.00%, 08/15/26 (a) (g) (h)	2,349	118
DIRECTV Financing, LLC
5.88%, 08/15/27 (a)	9,702	9,110
Frontier Communications Holdings, LLC
8.75%, 05/15/30 (a)	6,156	6,337
8.63%, 03/15/31 (a)	2,570	2,621
Frontier Communications Parent, Inc.
5.00%, 05/01/28 (a)	3,082	2,848
6.75%, 05/01/29 (a) (f)	2,445	2,186
Gray Television, Inc.
4.75%, 10/15/30 (a)	1,580	1,197
5.38%, 11/15/31 (a)	4,750	3,583
iHeartCommunications, Inc.
6.38%, 05/01/26	1,288	1,097
8.38%, 05/01/27	1,951	1,266
5.25%, 08/15/27 (a)	4,571	3,630
Iliad Holding
7.00%, 10/15/28 (a)	3,475	3,459
Intelsat Jackson Holdings S.A.
6.50%, 03/15/30 (a)	11,600	11,103
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (a)	7,049	6,894
Liberty Media Corporation
8.25%, 02/01/30	6,661	2,854
Sirius XM Radio Inc.
4.13%, 07/01/30 (a)	4,209	3,768
3.88%, 09/01/31 (a)	4,408	3,764
Sprint Capital Corporation
6.88%, 11/15/28	1,622	1,758
Sprint Corporation
7.13%, 06/15/24	3,590	3,605
Stagwell Inc.
5.63%, 08/15/29 (a)	6,481	5,976
Telecom Italia SPA
5.30%, 05/30/24 (a)	308	306
Telesat Canada
5.63%, 12/06/26 (a)	7,160	4,428
6.50%, 10/15/27 (a)	6,349	2,983
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (a)	4,114	3,661
VMED O2 UK Financing I PLC
4.75%, 07/15/31 (a)	14,058	12,555
		190,893
Consumer Discretionary 13.4%
American Axle & Manufacturing, Inc.
6.25%, 03/15/26	2,438	2,419
Caesars Entertainment, Inc.
7.00%, 02/15/30 (a)	3,550	3,650
Carnival Corporation
5.75%, 03/01/27 (a)	10,582	10,312
4.00%, 08/01/28 (a)	12,243	11,378
6.00%, 05/01/29 (a)	8,190	7,870
7.00%, 08/15/29 (a)	1,282	1,337
Clarios Global LP
8.50%, 05/15/27 (a)	4,322	4,352
Dana Incorporated
5.38%, 11/15/27	1,146	1,139
5.63%, 06/15/28 (f)	1,977	1,960
4.25%, 09/01/30	4,811	4,305
4.50%, 02/15/32	6,920	6,047
EG Global Finance PLC
12.00%, 11/30/28 (a)	4,470	4,759
Ford Motor Company
6.63%, 10/01/28	2,051	2,145
9.63%, 04/22/30	2,174	2,563
5.29%, 12/08/46 (f)	1,388	1,222
Jacobs Entertainment, Inc.
6.75%, 02/15/29 (a)	4,445	4,206
Jaguar Land Rover Automotive PLC
7.75%, 10/15/25 (a)	3,835	3,871
5.50%, 07/15/29 (a)	3,570	3,463
LKQ Corporation
6.25%, 06/15/33	1,852	1,934
Macys Retail Holdings
5.88%, 03/15/30 (a) (f)	1,562	1,475
6.13%, 03/15/32 (a)	3,442	3,257
Magic Mergeco, Inc.
5.25%, 05/01/28 (a)	5,125	4,086
Majordrive Holdings IV, LLC
6.38%, 06/01/29 (a)	10,959	9,522
Marriott Ownership Resorts, Inc.
4.50%, 06/15/29 (a) (f)	9,305	8,229
MCE Finance Limited
5.38%, 12/04/29 (a)	16,611	14,667
NCL Corporation Ltd.
7.75%, 02/15/29 (a)	1,931	1,938
Odeon Finco PLC
12.75%, 11/01/27 (a)	3,286	3,339
PetSmart, Inc.
7.75%, 02/15/29 (a)	8,581	8,363
PM General Purchaser LLC
9.50%, 10/01/28 (a)	6,917	7,024
QVC, Inc.
4.38%, 09/01/28	5,820	4,204
5.45%, 08/15/34	4,211	2,527

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Resorts World Las Vegas LLC
8.45%, 07/27/30 (a)	5,167	5,314
Royal Caribbean Cruises Ltd.
7.25%, 01/15/30 (a)	3,596	3,755
Sands China Ltd
3.10%, 03/08/29 (i) (j)	4,570	3,993
3.50%, 08/08/31 (i) (j)	4,180	3,491
SkyMiles IP Ltd.
4.75%, 10/20/28 (a)	1,393	1,370
Staples, Inc.
7.50%, 04/15/26 (a)	5,633	5,255
Tenneco Inc.
8.00%, 11/17/28 (a)	10,681	9,131
TKC Holdings, Inc.
6.88%, 05/15/28 (a)	2,405	2,234
10.50%, 05/15/29 (a) (f)	4,650	4,200
ZF North America Capital, Inc.
4.75%, 04/29/25 (a)	2,289	2,260
		188,566
Industrials 10.7%
Air Canada
3.88%, 08/15/26 (a)	4,602	4,404
American Airlines, Inc.
7.25%, 02/15/28 (a) (f)	11,228	11,405
8.50%, 05/15/29 (a)	1,462	1,546
Ardagh Packaging Finance Public Limited Company
4.13%, 08/15/26 (a)	10,041	9,182
Bombardier Inc.
7.13%, 06/15/26 (a)	5,231	5,234
7.88%, 04/15/27 (a)	3,405	3,406
8.75%, 11/15/30 (a)	3,388	3,610
Builders FirstSource, Inc.
4.25%, 02/01/32 (a)	7,775	7,017
Cimpress NV
7.00%, 06/15/26	12,465	12,187
Delta Air Lines, Inc.
7.00%, 05/01/25 (a)	3,296	3,353
Fortress Transportation And Infrastructure Investors LLC
6.50%, 10/01/25 (a)	10,808	10,788
9.75%, 08/01/27 (a)	1,000	1,040
Imola Merger Corporation
4.75%, 05/15/29 (a)	5,322	5,051
Intelligent Packaging Limited Purchaser Inc.
6.00%, 09/15/28 (a)	12,377	11,578
Pitney Bowes Inc.
6.88%, 03/15/27 (a) (f)	3,688	3,451
Rand Parent LLC
8.50%, 02/15/30 (a) (f)	5,696	5,448
Regal Rexnord Corporation
6.05%, 04/15/28 (a) (j)	3,540	3,587
Rolls-Royce PLC
5.75%, 10/15/27 (a)	4,589	4,594
Smyrna Ready Mix Concrete, LLC
8.88%, 11/15/31 (a)	6,787	7,143
Summit Materials, LLC
5.25%, 01/15/29 (a)	1,494	1,449
TransDigm Inc.
6.25%, 03/15/26 (a)	8,871	8,860
6.75%, 08/15/28 (a)	3,298	3,385
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (a)	3,660	3,601
Uber Technologies, Inc.
7.50%, 09/15/27 (a)	6,110	6,326
Watco Companies, L.L.C.
6.50%, 06/15/27 (a)	4,619	4,619
XPO, Inc.
6.25%, 06/01/28 (a)	3,365	3,402
7.13%, 06/01/31 - 02/01/32 (a)	4,724	4,897
		150,563
Health Care 7.3%
Centene Corporation
2.50%, 03/01/31	1,963	1,632
DaVita Inc.
4.63%, 06/01/30 (a)	2,175	1,901
3.75%, 02/15/31 (a)	11,015	9,042
IQVIA Inc.
5.00%, 05/15/27 (a)	4,498	4,427
Legacy Lifepoint Health, LLC
4.38%, 02/15/27 (a)	7,061	6,539
5.38%, 01/15/29 (a)	3,425	2,534
9.88%, 08/15/30 (a)	9,510	9,659
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (a)	7,743	7,004
Organon & Co.
5.13%, 04/30/31 (a)	12,432	10,598
Owens & Minor, Inc.
6.63%, 04/01/30 (a) (f)	9,815	9,388
Perrigo Finance Unlimited Company
4.38%, 03/15/26	747	724
4.65%, 06/15/30 (i) (j)	4,024	3,659
Pfizer Investment Enterprises Pte. Ltd
4.75%, 05/19/33	3,485	3,485
Tenet Healthcare Corporation
4.88%, 01/01/26	4,101	4,057
4.63%, 06/15/28 (b)	1,110	1,058
4.25%, 06/01/29	4,202	3,912
4.38%, 01/15/30	2,480	2,302
6.13%, 06/15/30	6,156	6,225
6.75%, 05/15/31 (a)	3,500	3,583
Teva Pharmaceutical Finance Netherlands III B.V.
3.15%, 10/01/26	3,000	2,776
7.88%, 09/15/29	1,811	1,951
8.13%, 09/15/31	5,506	6,013
		102,469
Consumer Staples 5.4%
Albion Financing 1 S.a r.l.
6.13%, 10/15/26 (a)	4,615	4,589
Albion Financing 2 S.a r.l.
8.75%, 04/15/27 (a)	4,707	4,663
Ashtead Capital, Inc.
5.50%, 08/11/32 (a)	3,750	3,711
Coty Inc.
6.63%, 07/15/30 (a)	3,553	3,651
Grifols Escrow Issuer S.A.
4.75%, 10/15/28 (a) (f)	8,165	7,424
Kraft Heinz Foods Company
4.63%, 10/01/39	6,239	5,841
Macquarie Airfinance Holdings Limited
8.38%, 05/01/28 (a)	5,335	5,584
Marb Bondco PLC
3.95%, 01/29/31 (a)	13,059	10,554
Neptune BidCo US Inc.
9.29%, 04/15/29 (a)	4,858	4,541
Pilgrim's Pride Corporation
4.25%, 04/15/31	12,586	11,365
Prime Security Services Borrower, LLC
6.25%, 01/15/28 (a)	4,776	4,730
Sigma Holdco B.V.
7.88%, 05/15/26 (a) (f)	7,646	6,848
Verscend Escrow Corp
9.75%, 08/15/26 (a)	2,994	3,011
		76,512
Information Technology 3.5%
AMS-Osram AG
12.25%, 03/30/29 (a)	6,827	7,420
Entegris Escrow Corporation
4.75%, 04/15/29 (a)	3,088	2,967
5.95%, 06/15/30 (a)	6,692	6,649
Goto Group, Inc.
5.50%, 09/01/27 (a)	4,627	2,227
NCR Voyix Corporation
5.13%, 04/15/29 (a)	4,015	3,824
Open Text Corporation
3.88%, 02/15/28 (a)	3,265	3,029
3.88%, 12/01/29 (a)	5,732	5,143
4.13%, 02/15/30 (a)	4,683	4,248

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
ViaSat, Inc.
5.63%, 09/15/25 (a)	8,076	7,898
6.50%, 07/15/28 (a)	1,591	1,307
7.50%, 05/30/31 (a)	6,902	5,396
		50,108
Materials 2.9%
CEMEX S.A.B. de C.V.
9.13%, (100, 03/14/28) (a) (c)	4,430	4,714
Diamond Escrow Issuer, LLC
9.75%, 11/15/28 (a)	4,354	4,642
First Quantum Minerals Ltd
7.50%, 04/01/25 (a)	1,438	1,375
6.88%, 10/15/27 (a)	9,455	8,036
FMG Resources (August 2006) Pty Ltd
5.88%, 04/15/30 (a)	922	914
6.13%, 04/15/32 (a)	4,638	4,676
LSF11 A5 Holdco LLC
6.63%, 10/15/29 (a)	6,430	5,446
Mineral Resources Limited
8.13%, 05/01/27 (a)	819	826
9.25%, 10/01/28 (a)	7,913	8,334
Trinseo Materials Operating S.C.A.
5.13%, 04/01/29 (a)	4,648	1,865
		40,828
Utilities 1.9%
Calpine Corporation
5.13%, 03/15/28 (a)	5,427	5,201
5.00%, 02/01/31 (a)	2,513	2,305
3.75%, 03/01/31 (a)	1,048	923
Pacific Gas And Electric Company
3.25%, 06/01/31	4,480	3,876
5.90%, 06/15/32	4,931	5,015
6.15%, 01/15/33	1,189	1,231
Vistra Operations Company LLC
5.50%, 09/01/26 (a)	4,269	4,241
5.00%, 07/31/27 (a)	2,859	2,784
7.75%, 10/15/31 (a)	857	890
		26,466
Real Estate 0.3%
Greystar Real Estate Partners, LLC
7.75%, 09/01/30 (a)	4,155	4,386
Total Corporate Bonds And Notes (cost $1,251,876)		1,248,234
SENIOR FLOATING RATE INSTRUMENTS 4.2%
Communication Services 2.0%
888 Acquisitions Limited
USD Term Loan B, 10.82%, (6 Month Term SOFR + 5.25%), 07/18/28 (k)	5,210	5,040
Allen Media, LLC
2021 Term Loan B, 11.04%, (3 Month Term SOFR + 5.50%), 02/10/27 (d) (k)	4,980	4,407
CSC Holdings, LLC
2017 Term Loan B1, 7.73%, (1 Month USD LIBOR + 2.25%), 07/15/25 (k)	2,145	2,106
Great Outdoors Group, LLC
2021 Term Loan B1, 9.40%, (1 Month Term SOFR + 3.75%), 02/26/28 (k)	7,259	7,251
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 10.23%, (3 Month USD LIBOR + 4.50%), 06/20/24 (k)	4,932	3,795
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 8.90%, (3 Month Term SOFR + 3.25%), 07/04/28 (k)	1,595	1,598
ViaSat, Inc.
2023 Term Loan, 9.96%, (1 Month Term SOFR + 4.50%), 05/30/30 (k)	3,441	3,368
		27,565
Consumer Discretionary 1.0%
Clarios Global LP
2023 Incremental Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 04/20/30 (k)	2,718	2,722
First Brands Group, LLC
Term Loan, 0.00%, (SOFR + 5.00%), 03/30/27 (k) (l)	2,020	2,000
2022 Incremental Term Loan, 10.88%, (6 Month Term SOFR + 5.00%), 03/30/27 (k)	2,651	2,626
Michaels Companies, Inc.
2021 Term Loan B, 9.90%, (3 Month Term SOFR + 4.25%), 04/08/28 (k)	3,876	3,206
PetSmart, Inc.
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 3.75%), 12/31/24 (k) (l)	3,550	3,506
		14,060
Information Technology 0.6%
Pitney Bowes Inc.
2021 Term Loan B, 0.00%, (1 Month Term SOFR + 4.00%), 03/12/28 (k) (l)	885	867
2021 Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 03/12/28 (k)	2,706	2,650
Roper Industrial Products Investment Company LLC
2023 USD Term Loan, 9.35%, (SOFR + 4.00%), 11/22/29 (k)	2,702	2,705
Verifone Systems, Inc.
2018 1st Lien Term Loan, 9.64%, (3 Month Term SOFR + 4.00%), 08/09/25 (k)	2,478	2,391
		8,613
Industrials 0.3%
Advisor Group, Inc.
2023 Term Loan B, 9.85%, (1 Month Term SOFR + 4.50%), 08/17/28 (k)	4,622	4,631
Materials 0.3%
LSF11 A5 Holdco LLC
Term Loan, 8.96%, (SOFR + 3.50%), 09/30/28 (k)	2,736	2,738
2023 Incremental Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 10/15/28 (k)	1,337	1,339
		4,077
Total Senior Floating Rate Instruments (cost $60,302)		58,946
COMMON STOCKS 0.3%
Energy 0.2%
MPLX LP	87	3,202
Prairie Provident Resources Inc. (g)	224	8
Vantage Drilling International (g)	2	50
		3,260
Communication Services 0.1%
Clear Channel Outdoor Holdings, Inc. (g)	335	610
Dish Network Corporation - Class A (g)	11	65
iHeartMedia, Inc. - Class A (g)	141	376
		1,051
Materials 0.0%
WestRock Company	—	4
Information Technology 0.0%
New Cotai LLC (g) (m)	—	—
Total Common Stocks (cost $8,189)		4,315
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.2%
Owl Rock CLO XIV, LLC
Series 2023-A-14A, 7.75%, (3 Month Term SOFR + 2.40%), 10/22/35 (k)	3,080	3,080
Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,080)		3,080
OTHER EQUITY INTERESTS 0.0%
Quicksilver Resources Inc. (g) (m) (n)	56,599	—
Total Other Equity Interests (cost $0)		—
SHORT TERM INVESTMENTS 8.6%
Investment Companies 5.3%
JNL Government Money Market Fund - Class I, 5.22% (o) (p)	74,427	74,427
Securities Lending Collateral 3.3%
JNL Government Money Market Fund - Class SL, 5.32% (o) (p)	46,766	46,766
Total Short Term Investments (cost $121,193)		121,193
Total Investments 101.8% (cost $1,444,640)		1,435,768
Other Assets and Liabilities, Net (1.8)%		(25,763)
Total Net Assets 100.0%		1,410,005

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $949,354 and 67.3% of the Fund.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(d) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(e) Convertible security.

(f) All or a portion of the security was on loan as of December 31, 2023.

(g) Non-income producing security.

(h) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(j) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(k) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(l) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(m) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(n) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(o) Investment in affiliate.

(p) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/PPM America High Yield Bond Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	27,807	511,713	465,093	3,015	—	—	74,427	5.3
JNL Government Money Market Fund, 5.32% - Class SL	—	257,598	210,832	1,100	—	—	46,766	3.3
JNL Securities Lending Collateral Fund - Institutional Class	20,460	118,675	139,135	647	—	—	—	—
	48,267	887,986	815,060	4,762	—	—	121,193	8.6

Summary of Investments by Country^	Total Long Term Investments
United States of America	70.0%
Canada	6.3
United Kingdom	4.9
Luxembourg	2.9
Netherlands	2.7
Panama	2.4
Ireland	1.8
Australia	1.1
Germany	1.0
Austria	1.0
Switzerland	1.0
Israel	1.0
Spain	0.8
France	0.8
Macau	0.6
Cayman Islands	0.5
Mexico	0.4
Liberia	0.3
Singapore	0.3
Bermuda	0.2
Italy	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/PPM America High Yield Bond Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
CQP Holdco LP, 7.50%, 12/15/33	12/08/23	2,853	2,957	0.2

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PPM America High Yield Bond Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Energean Israel Finance Ltd, 4.88%, 03/30/26	03/09/21	10,883	10,149	0.7
Tenet Healthcare Corporation, 4.63%, 06/15/28	01/03/23	1,020	1,058	0.1
		14,756	14,164	1.0

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PPM America High Yield Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	1,248,234	—	1,248,234
Senior Floating Rate Instruments	—	58,946	—	58,946
Common Stocks	4,315	—	—	4,315
Non-U.S. Government Agency Asset-Backed Securities	—	3,080	—	3,080
Other Equity Interests	—	—	—	—
Short Term Investments	121,193	—	—	121,193
	125,508	1,310,260	—	1,435,768

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/PPM America Total Return Fund
CORPORATE BONDS AND NOTES 46.4%
Financials 21.0%
AerCap Ireland Capital Designated Activity Company
2.45%, 10/29/26	4,981	4,612
3.00%, 10/29/28	6,115	5,582
American Express Company
6.34%, 10/30/26	4,968	5,070
Ares Capital Corporation
7.00%, 01/15/27	3,870	3,988
Avolon Holdings Funding Limited
2.88%, 02/15/25 (a)	388	375
Banco Santander, S.A.
9.63%, (100, 05/21/33) (b) (c)	4,501	4,926
Bank of America Corporation
3.56%, 04/23/27	8,053	7,751
4.27%, 07/23/29	9,015	8,712
3.19%, 07/23/30	1,908	1,729
2.59%, 04/29/31	2,972	2,559
Bank of Nova Scotia, The
5.25%, 12/06/24 (c)	2,950	2,947
Banque Federative du Credit Mutuel
5.90%, 07/13/26 (a)	5,335	5,436
Barclays PLC
9.63%, (100, 12/15/29) (b) (c)	5,547	5,762
3.56%, 09/23/35 (c)	5,331	4,543
Blackstone Holdings Finance Co. L.L.C.
2.00%, 01/30/32 (a)	2,425	1,899
Blackstone Private Credit Fund
3.25%, 03/15/27	1,798	1,651
Blackstone Secured Lending Fund
2.85%, 09/30/28	2,044	1,761
Citigroup Inc.
5.00%, (100, 09/12/24) (b)	2,747	2,666
4.41%, 03/31/31	4,280	4,094
6.17%, 05/25/34	2,123	2,191
CNO Global Funding
2.65%, 01/06/29 (a)	2,510	2,178
Commonwealth Bank of Australia
5.50%, 09/12/25	4,100	4,151
Credit Suisse AG
4.75%, 08/09/24	2,259	2,245
7.95%, 01/09/25	1,111	1,136
5.00%, 07/09/27	5,010	5,009
Daimler Trucks Finance North America LLC
5.20%, 01/17/25 (a)	3,160	3,159
Deutsche Bank Aktiengesellschaft
7.15%, 07/13/27	6,579	6,832
3.73%, 01/14/32 (c)	4,144	3,464
F&G Global Funding
2.00%, 09/20/28 (a)	3,455	2,944
Ford Motor Credit Company LLC
5.13%, 06/16/25	1,845	1,824
6.95%, 06/10/26	3,072	3,163
4.13%, 08/17/27	682	646
3.82%, 11/02/27	4,356	4,066
7.35%, 11/04/27	4,706	4,971
6.80%, 05/12/28	5,495	5,744
FS KKR Capital Corp.
3.40%, 01/15/26	4,639	4,392
General Motors Financial Company, Inc.
5.40%, 04/06/26	2,090	2,102
5.85%, 04/06/30	1,353	1,395
Icahn Enterprises L.P.
4.38%, 02/01/29	3,253	2,716
Intercontinental Exchange, Inc.
2.10%, 06/15/30	1,260	1,089
Intesa Sanpaolo SPA
7.80%, 11/28/53 (a)	3,138	3,447
7.78%, 06/20/54 (a)	3,740	3,861
J.P. Morgan Chase & Co.
8.89%, (3 Month Term SOFR + 3.51%), (100, 02/01/24) (b) (d) (e)	7,980	8,025
2.01%, 03/13/26	3,105	2,984
6.07%, 10/22/27	5,190	5,339
2.07%, 06/01/29	4,561	4,047
4.20%, 07/23/29	4,624	4,493
2.74%, 10/15/30	3,170	2,815
J.P. Morgan Chase Bank, National Association
5.11%, 12/08/26	8,110	8,181
Lloyds Banking Group PLC
7.50%, (100, 09/27/25) (b) (c)	2,302	2,251
Macquarie Airfinance Holdings Limited
8.13%, 03/30/29 (a)	1,453	1,520
Markel Group Inc.
6.00%, (100, 06/01/25) (b)	5,320	5,255
Morgan Stanley
0.99%, 12/10/26	2,230	2,053
5.12%, 02/01/29	2,644	2,655
5.16%, 04/20/29	3,275	3,294
3.62%, 04/01/31	1,158	1,067
2.51%, 10/20/32	1,573	1,302
6.34%, 10/18/33	4,287	4,622
6.63%, 11/01/34	3,880	4,298
5.95%, 01/19/38	2,343	2,371
Morgan Stanley Bank, National Association
5.88%, 10/30/26	3,880	3,988
National Rural Utilities Cooperative Finance Corporation
5.80%, 01/15/33	990	1,048
8.56%, (3 Month Term SOFR + 3.17%), 04/30/43 (d)	803	797
National Securities Clearing Corporation
5.10%, 11/21/27 (a)	3,315	3,382
NatWest Markets PLC
1.60%, 09/29/26 (a)	7,623	6,950
New York Life Global Funding
4.85%, 01/09/28 (a)	6,704	6,767
1.20%, 08/07/30 (a)	4,543	3,647
4.55%, 01/28/33 (a)	740	729
Northwestern Mutual Global Funding
4.90%, 06/12/28 (a)	4,045	4,074
Pricoa Global Funding I
5.55%, 08/28/26 (a)	2,464	2,519
Royal Bank of Canada
5.20%, 07/20/26 (c)	10,680	10,791
State Street Corporation
5.27%, 08/03/26	10,950	11,092
5.75%, 11/04/26	1,116	1,131
Synovus Bank
5.63%, 02/15/28	1,465	1,412
The Bank of New York Mellon Corporation
6.47%, 10/25/34	11,033	12,224
The Goldman Sachs Group, Inc.
2.60%, 02/07/30	3,379	2,965
The Hartford Financial Services Group, Inc.
2.90%, 09/15/51	2,231	1,500
The PNC Financial Services Group, Inc.
5.81%, 06/12/26	5,290	5,321
6.88%, 10/20/34	5,627	6,242
The Toronto-Dominion Bank
5.53%, 07/17/26 (c)	10,540	10,748
Toyota Motor Credit Corporation
5.40%, 11/20/26	3,980	4,077
Transocean Poseidon Limited
6.88%, 02/01/27 (a)	845	844
UBS AG
5.80%, 09/11/25	8,184	8,277
UBS Group AG
6.37%, 07/15/26 (a) (c)	1,486	1,501
6.30%, 09/22/34 (a)	3,942	4,168
Wells Fargo & Company
5.57%, 07/25/29	10,700	10,930
5.39%, 04/24/34	4,963	4,979
5.56%, 07/25/34	4,057	4,127
		351,590

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Energy 6.5%
Antero Midstream Partners LP
5.38%, 06/15/29 (a)	687	661
BP Capital Markets America Inc.
2.72%, 01/12/32	50	44
4.81%, 02/13/33	4,986	5,021
4.89%, 09/11/33	4,623	4,706
Cheniere Energy Partners, L.P.
4.50%, 10/01/29	4,707	4,501
5.95%, 06/30/33 (a)	2,944	3,020
Civitas Resources, Inc.
8.38%, 07/01/28 (a)	2,462	2,575
ConocoPhillips Company
5.30%, 05/15/53	4,052	4,192
Devon Energy Corporation
5.88%, 06/15/28	554	560
4.50%, 01/15/30	1,069	1,028
Energy Transfer LP
6.50%, (100, 08/15/26) (b)	890	846
6.75%, (100, 05/15/25) (b)	4,089	3,920
7.13%, (100, 05/15/30) (b)	2,573	2,389
5.55%, 02/15/28	5,354	5,464
5.80%, 06/15/38	3,507	3,495
5.00%, 05/15/50	2,420	2,158
Enlink Midstream, LLC
6.50%, 09/01/30 (a)	1,598	1,631
EQM Midstream Partners, LP
4.13%, 12/01/26	2,970	2,867
Hilcorp Energy I, L.P.
8.38%, 11/01/33 (a)	1,886	2,006
Marathon Oil Corporation
4.40%, 07/15/27	3,252	3,172
ONEOK, Inc.
7.15%, 01/15/51	1,620	1,876
Permian Resources Operating, LLC
7.00%, 01/15/32 (a)	1,692	1,745
Petroleos Mexicanos
2.29%, 02/15/24	163	161
10.00%, 02/07/33 (e)	1,556	1,560
Pioneer Natural Resources Company
5.10%, 03/29/26	5,373	5,382
1.90%, 08/15/30	1,920	1,631
Sabine Pass Liquefaction, LLC
4.20%, 03/15/28	5,934	5,814
4.50%, 05/15/30	2,460	2,398
Schlumberger Investment S.A.
4.85%, 05/15/33	3,009	3,054
Targa Resources Corp.
6.15%, 03/01/29	5,525	5,782
6.25%, 07/01/52	1,020	1,058
6.50%, 02/15/53	910	985
Targa Resources Partners LP
5.50%, 03/01/30	2,050	2,050
4.88%, 02/01/31	2,047	1,988
Transocean Inc
8.75%, 02/15/30 (a)	614	642
Var Energi ASA
8.00%, 11/15/32 (a)	5,505	6,240
Venture Global Calcasieu Pass, LLC
3.88%, 08/15/29 (a)	225	203
6.25%, 01/15/30 (a)	2,647	2,638
Venture Global LNG, Inc.
9.50%, 02/01/29 (a)	5,521	5,837
Western Midstream Operating, LP
6.15%, 04/01/33	2,390	2,482
		107,782
Utilities 5.4%
Chile Electricity Lux MPC S.a r.l.
6.01%, 01/20/33 (a)	3,885	3,994
Constellation Energy Generation, LLC
6.13%, 01/15/34	1,472	1,576
6.50%, 10/01/53	1,349	1,525
Edison International
5.25%, 11/15/28	7,216	7,269
6.95%, 11/15/29	2,951	3,203
Florida Power & Light Company
4.80%, 05/15/33	3,966	4,012
Korea Electric Power Corp
5.38%, 07/31/26 (a)	3,816	3,858
Nevada Power Company
6.00%, 03/15/54	970	1,061
Pacific Gas And Electric Company
3.30%, 12/01/27	1,355	1,263
3.25%, 06/01/31	1,812	1,568
5.90%, 06/15/32	3,843	3,908
6.40%, 06/15/33	1,840	1,937
6.95%, 03/15/34	1,831	2,011
4.50%, 07/01/40	6,253	5,292
6.75%, 01/15/53	8,272	9,009
PPL Electric Utilities Corporation
5.00%, 05/15/33	9,870	10,095
Public Service Electric And Gas Company
4.90%, 12/15/32	4,860	4,961
San Diego Gas & Electric Company
1.70%, 10/01/30	2,328	1,927
5.35%, 04/01/53	3,599	3,643
Sempra
5.40%, 08/01/26	4,750	4,812
The AES Corporation
3.30%, 07/15/25 (a)	3,990	3,851
Vistra Operations Company LLC
3.55%, 07/15/24 (a)	1,768	1,743
3.70%, 01/30/27 (a)	4,115	3,897
6.95%, 10/15/33 (a)	3,812	4,010
		90,425
Health Care 3.0%
Amgen Inc.
3.15%, 02/21/40	1,950	1,517
5.65%, 03/02/53	6,605	6,973
Ascension Health
2.53%, 11/15/29	1,348	1,206
Baylor Scott & White Holdings
2.84%, 11/15/50	1,747	1,196
Centene Corporation
3.00%, 10/15/30	5,523	4,783
2.50%, 03/01/31	2,568	2,135
CVS Health Corporation
5.30%, 06/01/33	3,181	3,263
5.88%, 06/01/53	6,890	7,245
Gilead Sciences, Inc.
5.25%, 10/15/33	3,991	4,167
HCA Inc.
5.88%, 02/15/26	960	970
3.50%, 09/01/30	2,325	2,110
Indiana University Health, Inc.
2.85%, 11/01/51	1,865	1,278
Mars, Incorporated
3.74%, 10/11/27 (f) (g)	1,200	1,149
Northwestern Memorial HealthCare
2.63%, 07/15/51	2,028	1,345
Pfizer Investment Enterprises Pte. Ltd
4.75%, 05/19/33	2,502	2,502
Royalty Pharma PLC
3.30%, 09/02/40	500	376
3.55%, 09/02/50	2,340	1,666
Trinity Healthcare Group Pte. Ltd.
2.63%, 12/01/40	407	296
UnitedHealth Group Incorporated
4.75%, 05/15/52	2,926	2,813
5.88%, 02/15/53	3,179	3,598
		50,588
Industrials 2.4%
Aircastle Limited
5.25%, 08/11/25 (a)	3,845	3,799
Delta Air Lines, Inc.
7.00%, 05/01/25 (a)	3,875	3,943
Regal Rexnord Corporation
6.05%, 02/15/26 (a) (h)	2,527	2,555

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
6.40%, 04/15/33 (a) (h)	2,653	2,776
RTX Corporation
5.15%, 02/27/33	2,047	2,085
6.10%, 03/15/34	1,917	2,080
6.40%, 03/15/54	4,001	4,626
Siemens Financieringsmaatschappij N.V.
2.15%, 03/11/31 (a)	1,100	939
Smyrna Ready Mix Concrete, LLC
8.88%, 11/15/31 (a)	2,976	3,132
Summit Materials, LLC
7.25%, 01/15/31 (a)	991	1,045
The Boeing Company
5.15%, 05/01/30 (h)	5,275	5,376
5.71%, 05/01/40 (h)	5,580	5,774
XPO, Inc.
6.25%, 06/01/28 (a)	2,706	2,735
		40,865
Consumer Discretionary 2.0%
Amazon.com, Inc.
3.10%, 05/12/51	1,990	1,478
Carnival Corporation
4.00%, 08/01/28 (a)	1,652	1,535
Hyatt Hotels Corporation
5.38%, 04/23/25 (h) (i)	1,003	1,005
Hyundai Capital America
5.80%, 06/26/25 (a)	4,020	4,043
6.10%, 09/21/28 (a)	5,400	5,602
Kohl's Corporation
4.63%, 05/01/31 (h) (i)	1,276	1,008
Lowe`s Companies, Inc.
3.00%, 10/15/50	1,159	788
Macys Retail Holdings
5.88%, 03/15/30 (a) (e)	1,101	1,040
6.13%, 03/15/32 (a)	562	532
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (a)	848	852
Resorts World Las Vegas LLC
8.45%, 07/27/30 (a)	3,810	3,918
4.63%, 04/06/31 (a)	2,300	1,907
SkyMiles IP Ltd.
4.50%, 10/20/25 (a)	207	204
Tapestry, Inc.
7.85%, 11/27/33 (h)	1,396	1,491
Warnermedia Holdings, Inc.
5.05%, 03/15/42	3,384	2,987
ZF North America Capital, Inc.
4.75%, 04/29/25 (a)	4,402	4,346
		32,736
Communication Services 1.9%
AT&T Inc.
5.40%, 02/15/34	3,293	3,395
Charter Communications Operating, LLC
6.15%, 11/10/26	3,920	4,012
5.38%, 04/01/38	2,120	1,905
6.83%, 10/23/55	1,330	1,331
Comcast Corporation
3.75%, 04/01/40	1,071	922
5.35%, 05/15/53	1,700	1,759
DIRECTV Financing, LLC
5.88%, 08/15/27 (a)	1,124	1,055
Meta Platforms, Inc.
4.45%, 08/15/52	2,519	2,312
5.60%, 05/15/53	1,880	2,039
T-Mobile USA, Inc.
2.63%, 04/15/26	6,847	6,516
6.00%, 06/15/54	4,060	4,459
Walt Disney Company, The
4.63%, 03/23/40	2,200	2,148
		31,853
Consumer Staples 1.9%
Anheuser-Busch Companies, LLC
4.70%, 02/01/36	5,255	5,246
Anheuser-Busch InBev Worldwide Inc.
5.45%, 01/23/39	4,126	4,351
B.A.T Capital Corporation
4.39%, 08/15/37	1,100	924
3.73%, 09/25/40	1,720	1,265
Conagra Brands, Inc.
4.60%, 11/01/25	1,249	1,238
JBS USA Lux S.A.
6.75%, 03/15/34 (a)	2,465	2,588
7.25%, 11/15/53 (a)	1,305	1,423
Marb Bondco PLC
3.95%, 01/29/31 (a)	3,470	2,804
Northwestern University
2.64%, 12/01/50	1,188	821
Pilgrim's Pride Corporation
3.50%, 03/01/32	5,800	4,913
The Trustees of Princeton University
4.20%, 03/01/52	2,573	2,400
Walmart Inc.
4.50%, 04/15/53	3,904	3,792
		31,765
Materials 1.4%
Celanese US Holdings LLC
6.35%, 11/15/28 (h)	2,152	2,259
6.55%, 11/15/30 (h)	5,393	5,726
6.70%, 11/15/33 (h)	2,415	2,620
First Quantum Minerals Ltd
6.88%, 10/15/27 (a)	1,880	1,598
International Flavors & Fragrances Inc.
2.30%, 11/01/30 (a)	3,935	3,264
Mineral Resources Limited
9.25%, 10/01/28 (a)	1,988	2,094
NOVA Chemicals Corporation
8.50%, 11/15/28 (a)	2,279	2,392
Yara International ASA
7.38%, 11/14/32 (a)	2,841	3,171
		23,124
Real Estate 0.9%
EPR Properties
4.95%, 04/15/28	1,830	1,744
3.60%, 11/15/31	2,471	2,029
Essential Properties, L.P.
2.95%, 07/15/31	3,103	2,427
GLP Financing, LLC
5.75%, 06/01/28	343	346
3.25%, 01/15/32	1,576	1,332
VICI Properties Inc.
4.25%, 12/01/26 (a)	1,915	1,846
3.75%, 02/15/27 (a)	1,829	1,729
4.13%, 08/15/30 (a)	3,358	3,058
		14,511
Total Corporate Bonds And Notes (cost $773,862)		775,239
GOVERNMENT AND AGENCY OBLIGATIONS 38.9%
Mortgage-Backed Securities 25.7%
Federal Home Loan Mortgage Corporation
2.50%, 08/01/31 - 04/01/52	23,546	20,189
3.00%, 05/01/34 - 06/01/52	15,192	13,665
2.00%, 04/01/36 - 06/01/52	33,367	28,178
3.50%, 08/01/37 - 04/01/50	16,325	15,429
4.00%, 10/01/37 - 04/01/53	20,118	19,196
5.00%, 02/01/38 - 02/01/53	6,674	6,630
4.50%, 07/01/38 - 09/01/52	18,272	17,857
5.50%, 04/01/53 - 10/01/53	3,498	3,518
6.00%, 11/01/53	10,601	10,769
Federal National Mortgage Association, Inc.
2.50%, 01/01/31 - 09/01/52	31,962	27,865
3.00%, 04/01/31 - 05/01/53	24,145	21,927
5.00%, 06/01/35 - 06/01/53	18,228	18,075
2.00%, 10/01/35 - 05/01/52	93,029	76,745
4.00%, 10/01/37 - 07/01/52	13,448	12,947
4.50%, 05/01/38 - 08/01/53	19,927	19,450
3.50%, 11/01/42 - 11/01/52	14,916	13,922
5.50%, 01/01/53 - 09/01/53	16,288	16,382
6.00%, 10/01/53	3,365	3,419

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Government National Mortgage Association
5.00%, 08/20/41 - 04/20/53	6,135	6,103
3.50%, 06/20/43 - 05/20/52	10,061	9,482
4.00%, 05/20/44 - 04/20/53	11,111	10,670
3.00%, 07/20/45 - 06/20/52	15,804	14,388
4.50%, 12/20/48 - 06/20/53	14,101	13,780
2.50%, 08/20/50 - 04/20/52	19,848	17,423
2.00%, 10/20/51 - 01/20/52	7,142	6,043
5.50%, 02/20/53 - 03/20/53	4,707	4,740
		428,792
U.S. Treasury Note 8.2%
Treasury, United States Department of
4.63%, 10/15/26 - 09/30/28	17,700	18,117
2.63%, 05/31/27	3,973	3,804
1.25%, 04/30/28 - 06/30/28	17,677	15,777
4.88%, 10/31/28 - 10/31/30	24,125	25,266
3.75%, 12/31/28	11,200	11,154
2.88%, 04/30/29 - 05/15/32	45,458	42,393
1.50%, 02/15/30	3,400	2,964
1.38%, 11/15/31	14,001	11,641
3.50%, 02/15/33	6,755	6,560
		137,676
U.S. Treasury Bond 4.0%
Treasury, United States Department of
3.75%, 08/15/41	10,898	10,394
3.13%, 11/15/41	12,925	11,269
2.50%, 02/15/45 - 02/15/46	30,418	22,959
3.00%, 02/15/48	18,663	15,263
1.63%, 11/15/50	2,747	1,644
2.88%, 05/15/52	7,015	5,610
		67,139
Sovereign 0.5%
Israel, State of
4.50%, 01/17/33	4,485	4,253
ROP Sukuk Trust
5.05%, 06/06/29 (a)	4,142	4,209
		8,462
U.S. Government Agency Obligations 0.4%
Federal National Mortgage Association, Inc.
0.88%, 08/05/30 (j)	7,104	5,790
Municipal 0.1%
Dallas/Fort Worth International Airport
2.84%, 11/01/46	1,855	1,396
Total Government And Agency Obligations (cost $696,111)		649,255
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.4%
Air Canada
Series 2020-A-2, 5.25%, 04/01/29	597	582
Alaska Air Pass Through Trust 2020-1A
Series 2020-A-1, 4.80%, 08/15/27	2,065	1,993
American Airlines, Inc.
Series 2016-AA-2, 3.20%, 06/15/28	4,172	3,788
American Express Credit Account Master Trust
Series 2022-A-4, 4.95%, 10/15/25	6,687	6,713
Americredit Automobile Receivables Trust 2023-2
Series 2023-A2A-2, 6.19%, 04/19/27	5,375	5,396
Bank 2017-Bnk5
Series 2017-AS-BNK5, REMIC, 3.62%, 06/17/27	2,286	2,119
BX Trust 2022-PSB
Series 2022-A-PSB, REMIC, 7.81%, (1 Month Term SOFR + 2.45%), 08/15/39 (d)	4,024	4,020
Capital One Prime Auto Receivables Trust 2022-2
Series 2022-A2A-2, 3.74%, 09/15/25	2,477	2,466
CCG Receivables Trust 2021-2
Series 2021-A2-2, 0.54%, 03/14/29	2,531	2,454
Chase Issuance Trust
Series 2022-A-A1, 3.97%, 09/15/25	4,553	4,491
CIM Trust 2021-J2
Series 2021-A1-J2, REMIC, 2.50%, 11/25/42 (d)	5,038	4,118
Citibank Credit Card Issuance Trust
Series 2023-A1-A1, 5.23%, 12/08/25	3,647	3,675
CNH Equipment Trust 2022-A
Series 2022-A2-A, 2.39%, 01/16/24	651	649
CNH Equipment Trust 2022-B
Series 2022-A2-B, 3.94%, 12/15/25	1,734	1,724
COMM 2015-CCRE27 Mortgage Trust
Series 2015-A4-CR27, REMIC, 3.61%, 09/12/25	1,825	1,756
CSMC 2017-HL1 Trust
Series 2017-A1-HL1, REMIC, 3.50%, 05/25/39 (d)	394	351
Dell Equipment Finance Trust 2023-1
Series 2023-A2-1, 5.65%, 09/22/28	8,545	8,546
Dell Equipment Finance Trust 2023-2
Series 2023-A3-2, 5.65%, 02/23/26	2,757	2,774
Dell Equipment Finance Trust 2023-3
Series 2023-A2-3, 6.10%, 06/23/25	2,272	2,287
DLLAA 2021-1 LLC
Series 2021-A3-1A, 0.67%, 04/17/26	1,332	1,297
DLLMT 2021-1 LLC
Series 2021-A3-1A, 1.00%, 07/20/25	4,627	4,526
DLLST 2022-1 LLC
Series 2022-A3-1A, 3.40%, 01/21/25	1,953	1,940
First Investors Auto Owner Trust 2021-2
Series 2021-A-2A, 0.48%, 10/15/24	677	665
Ford Credit Auto Owner Trust 2023-C
Series 2023-A3-C, 5.53%, 04/15/27	6,908	7,058
GM Financial Automobile Leasing Trust 2023-2
Series 2023-A2A-2, 5.44%, 10/20/25	2,184	2,183
Series 2023-A3-2, 5.05%, 07/20/26	2,401	2,396
GM Financial Automobile Leasing Trust 2023-3
Series 2023-A3-3, 5.38%, 11/20/26	4,366	4,395
GM Financial Consumer Automobile Receivables Trust 2021-4
Series 2021-B-4, 1.25%, 10/18/27	2,900	2,681
GM Financial Consumer Automobile Receivables Trust 2022-2
Series 2022-B-2, 3.77%, 04/17/28	3,441	3,343
GM Financial Consumer Automobile Receivables Trust 2023-2
Series 2023-A3-2, 4.47%, 02/16/28	3,000	2,983
Grace Trust
Series 2020-A-GRCE, REMIC, 2.35%, 12/12/30	6,150	4,980
GS Mortgage Securities Corp II
Series 2023-A-SHIP, REMIC, 4.32%, 09/11/26 (d)	3,622	3,518
Hilton Grand Vacations Trust 2019-A
Series 2019-A-AA, 2.34%, 07/25/33	1,160	1,095
Hilton Grand Vacations Trust 2020-A
Series 2020-A-AA, 2.74%, 02/25/39	1,202	1,138
Honda Auto Receivables 2022-2 Owner Trust
Series 2022-A2-2, 3.81%, 03/18/24	511	509
HPEFS Equipment Trust 2023-1
Series 2023-A2-1A, 5.43%, 02/20/25	8,650	8,635
HPEFS Equipment Trust 2023-2
Series 2023-A2-2A, 6.04%, 07/21/25	3,835	3,863
Hudson Yards 2019-30HY Mortgage Trust
Series 2019-A-30HY, REMIC, 3.23%, 07/12/29	4,130	3,661
Hyundai Auto Lease Securitization Trust 2022-C
Series 2022-A3-C, 4.38%, 12/16/24	2,320	2,305
Hyundai Auto Receivables Trust 2021-C
Series 2021-B-C, 1.49%, 11/15/25	1,815	1,680
Hyundai Auto Receivables Trust 2023-A
Series 2023-A3-A, 4.58%, 04/15/27	3,000	2,980
J.P. Morgan Chase & Co.
Series 2014-A1-5, REMIC, 2.76%, 10/25/26 (d)	241	229
J.P. Morgan Mortgage Acquisition Corp.
Series 2016-2A1-3, REMIC, 2.97%, 01/25/29 (d)	428	397
J.P. Morgan Mortgage Trust 2022-4
Series 2022-A3-4, REMIC, 3.00%, 09/25/43 (d)	5,373	4,578
Kubota Credit Owner Trust 2020-1
Series 2021-A3-1A, 0.62%, 08/15/25	1,367	1,341
Manhattan West 2020-1MW Mortgage Trust
Series 2020-A-OMW, REMIC, 2.13%, 09/10/27	3,833	3,388

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
MVW 2019-1 LLC
Series 2019-A-1A, 2.89%, 03/20/27	756	726
OPG Trust 2021-PORT
Series 2021-A-PORT, REMIC, 5.96%, (1 Month Term SOFR + 0.59%), 10/15/36 (d)	3,720	3,627
Sequoia Mortgage Trust 2020-4
Series 2020-A2-4, REMIC, 2.50%, 10/25/43 (d)	2,564	2,104
SFS Auto Receivables Securitization Trust 2023- 1
Series 2023-A2A-1A, 5.89%, 06/20/25	4,401	4,413
Series 2023-A3-1A, 5.47%, 12/20/26	4,326	4,372
Tesla Auto Lease Trust 2023-A
Series 2023-A2-A, 5.86%, 01/21/25	10,000	10,025
Tesla Electric Vehicle Trust 2023-1
Series 2023-A3-1, 5.38%, 06/20/28	4,668	4,697
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	1,094	1,087
Series 2012-A-2, 4.00%, 10/29/24	994	973
Verizon Master Trust
Series 2022-A1A-5, 3.72%, 01/22/24 (i)	3,295	3,285
Series 2022-A1A-7, 5.23%, 11/20/24	8,298	8,305
Wells Fargo Mortgage Backed Securities Trust
Series 2020-A1-3, REMIC, 3.00%, 12/25/42 (d)	1,125	958
World Omni Auto Receivables Trust 2023-C
Series 2023-A2A-C, 5.57%, 12/15/26	8,273	8,291
Total Non-U.S. Government Agency Asset-Backed Securities (cost $196,383)		190,529
SENIOR FLOATING RATE INSTRUMENTS 1.2%
Consumer Discretionary 0.4%
Adient US LLC
2021 Term Loan B, 8.71%, (1 Month Term SOFR + 3.25%), 04/30/28 (d)	1,724	1,729
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 7.20%, (1 Month Term SOFR + 1.75%), 08/29/25 (d)	2,797	2,797
PCI Gaming Authority
Term Loan, 7.96%, (1 Month Term SOFR + 2.50%), 05/15/26 (d)	2,743	2,750
		7,276
Communication Services 0.3%
Cimpress Public Limited Company
USD Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 04/29/28 (d)	1,180	1,178
CSC Holdings, LLC
2022 Term Loan B6, 9.86%, (1 Month Term SOFR + 4.50%), 01/17/28 (d)	702	677
DirecTV Financing, LLC
Term Loan, 10.65%, (1 Month Term SOFR + 5.00%), 07/22/27 (d)	966	964
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 7.96%, (1 Month Term SOFR + 2.50%), 06/13/26 (d)	923	923
Stars Group Holdings B.V. (The)
2022 USD Term Loan B, 8.90%, (3 Month Term SOFR + 3.25%), 07/04/28 (d)	97	97
UFC Holdings, LLC
2021 Term Loan B, 8.40%, (3 Month Term SOFR + 2.75%), 04/29/26 (d)	1,264	1,268
		5,107
Materials 0.3%
Berry Global, Inc.
2023 Term Loan AA, 7.22%, (SOFR + 1.75%), 07/01/29 (d)	3,704	3,707
INEOS Quattro Holdings UK Ltd
2023 USD 1st Lien Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 03/09/29 (d)	959	950
		4,657
Industrials 0.1%
Air Canada
2021 Term Loan B, 9.14%, (3 Month Term SOFR + 3.50%), 07/27/28 (d)	776	777
Genesee & Wyoming Inc. (New)
Term Loan, 7.49%, (3 Month Term SOFR + 2.00%), 10/29/26 (d)	1,136	1,137
		1,914
Energy 0.1%
Traverse Midstream Partners LLC
2017 Term Loan, 9.24%, (SOFR + 3.75%), 09/22/24 (d)	655	654
Total Senior Floating Rate Instruments (cost $19,523)		19,608
SHORT TERM INVESTMENTS 0.8%
Investment Companies 0.3%
JNL Government Money Market Fund - Class I, 5.22% (k) (l)	5,825	5,825
U.S. Treasury Bill 0.3%
Treasury, United States Department of
5.15%, 06/27/24	4,700	4,583
Securities Lending Collateral 0.2%
JNL Government Money Market Fund - Class SL, 5.32% (k) (l)	3,385	3,385
Total Short Term Investments (cost $13,794)		13,793
Total Investments 98.7% (cost $1,699,673)		1,648,424
Other Derivative Instruments (0.0)%		(132)
Other Assets and Liabilities, Net 1.3%		21,735
Total Net Assets 100.0%		1,670,027

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $184,085 and 11.0% of the Fund.

(b) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(c) Convertible security.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) All or a portion of the security was on loan as of December 31, 2023.

(f) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(g) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(h) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(j) The security is a direct debt of the agency and not collateralized by mortgages.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/PPM America Total Return Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	500	903,282	897,957	1,755	—	—	5,825	0.4
JNL Government Money Market Fund, 5.32% - Class SL	—	77,705	74,320	103	—	—	3,385	0.2
JNL Securities Lending Collateral Fund - Institutional Class	5,700	70,713	76,413	83	—	—	—	—
	6,200	1,051,700	1,048,690	1,941	—	—	9,210	0.6

JNL/PPM America Total Return Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Mars, Incorporated, 3.74%, 10/11/27	09/19/12	1,200	1,149	0.1

JNL/PPM America Total Return Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	88	March 2024	9,797	—	137
United States 2 Year Note	230	April 2024	46,998	29	363
United States 5 Year Note	543	April 2024	58,117	47	946
United States Long Bond	96	March 2024	11,549	(18)	445
United States Ultra Bond	434	March 2024	54,420	(217)	3,560
				(159)	5,451
Short Contracts
United States 10 Year Ultra Bond	(295)	March 2024	(33,473)	27	(1,342)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/PPM America Total Return Fund
Assets - Securities
Corporate Bonds And Notes	—	774,090	1,149	775,239
Government And Agency Obligations	—	649,255	—	649,255
Non-U.S. Government Agency Asset-Backed Securities	—	190,529	—	190,529
Senior Floating Rate Instruments	—	19,608	—	19,608
Short Term Investments	9,210	4,583	—	13,793
	9,210	1,638,065	1,149	1,648,424
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	5,451	—	—	5,451
	5,451	—	—	5,451
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(1,342)	—	—	(1,342)
	(1,342)	—	—	(1,342)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/RAFI Fundamental U.S. Small Cap Fund
COMMON STOCKS 99.9%
Industrials 20.5%
A. O. Smith Corporation	12	976
AAR Corp. (a)	5	308
ABM Industries Incorporated	11	496
Acuity Brands, Inc.	6	1,166
Air Lease Corporation - Class A	17	710
Air Transport Services Group, Inc. (a)	12	217
Alaska Air Group, Inc. (a)	23	897
Alight, Inc. - Class A (a)	38	323
Allegiant Travel Company	3	227
Allison Systems, Inc.	21	1,237
American Airlines Group Inc. (a)	52	709
American Woodmark Corporation (a)	3	281
APi Group Corp (a)	13	457
Apogee Enterprises, Inc.	4	238
Applied Industrial Technologies, Inc.	3	480
Arcbest Corporation	4	465
Arcosa, Inc.	6	484
Armstrong World Industries, Inc.	5	458
ASGN Incorporated (a)	7	645
Astec Industries, Inc.	3	123
Avis Budget Group, Inc.	3	583
Barnes Group Inc.	8	248
Beacon Roofing Supply, Inc. (a)	6	553
Boise Cascade Company	7	955
Booz Allen Hamilton Holding Corporation - Class A	9	1,124
Brady Corporation - Class A	5	318
Broadridge Financial Solutions, Inc.	6	1,257
BWXT Government Group, Inc.	6	446
Caci International Inc. - Class A (a)	2	811
Clarivate PLC (a) (b)	64	590
Clean Harbors, Inc. (a)	3	507
Comfort Systems USA, Inc.	2	418
Concentrix Corporation	6	544
Conduent Incorporated (a)	21	77
Copart, Inc. (a)	16	771
Core & Main, Inc. - Class A (a)	4	158
CoreCivic, Inc. (a)	28	406
Crane Company	1	74
CSG Systems International, Inc.	4	223
Curtiss-Wright Corporation	4	791
Deluxe Corporation	7	146
Donaldson Company, Inc.	10	677
Dycom Industries, Inc. (a)	4	506
EMCOR Group, Inc.	6	1,223
Encore Wire Corporation	2	449
EnerSys	6	556
Equifax Inc.	5	1,169
ESAB Corporation	4	362
Flowserve Corporation	15	635
Fluor Corporation (a)	26	1,009
Forward Air Corporation	4	240
Franklin Electric Co., Inc.	3	275
FTAI Aviation Ltd.	8	349
FTI Consulting, Inc. (a)	3	582
Gates Industrial Corporation PLC (a)	15	200
GATX Corporation	4	491
Generac Holdings Inc. (a)	5	583
Genpact Limited	19	663
GMS Inc. (a)	5	448
Graco Inc.	8	684
GrafTech International Ltd.	47	103
Granite Construction Incorporated	9	464
GXO Logistics Inc. (a)	13	786
Healthcare Services Group, Inc. (a)	22	225
HEICO Corporation	3	462
Herc Holdings Inc.	2	309
Hertz Global Holdings, Inc. (a)	31	326
Hexcel Corporation	8	608
Hillenbrand, Inc.	8	361
HNI Corporation	6	251
Hub Group, Inc. - Class A (a)	5	498
Hubbell Incorporated	3	1,030
IDEX Corporation	4	838
Ingersoll Rand Inc.	16	1,218
Insperity, Inc.	2	258
ITT Inc.	7	866
JELD-WEN Holding, Inc. (a)	18	337
JetBlue Airways Corporation (a)	161	894
KBR, Inc.	10	581
Kennametal Inc.	16	409
Kirby Corporation (a)	6	468
Korn Ferry	8	457
Landstar System, Inc.	4	787
Lennox International Inc.	2	965
Lincoln Electric Holdings, Inc.	4	815
Lyft, Inc. - Class A (a)	51	769
Masonite International Corporation (a)	4	316
MasTec, Inc. (a)	9	660
Masterbrand, Inc. (a)	36	537
Matson Intermodal - Paragon, Inc.	6	662
Matthews International Corporation - Class A	3	128
Maximus, Inc.	8	652
MDU Resources Group, Inc.	28	547
Millerknoll, Inc.	20	529
Mine Safety Appliances Company, LLC	2	298
Moog Inc. - Class A	4	516
MRC Global Inc. (a)	18	199
MSC Industrial Direct Co., Inc. - Class A	7	681
Mueller Industries, Inc.	13	635
Nordson Corporation	2	624
Now, Inc. (a)	20	221
Nvent Electric Public Limited Company	15	896
Openlane, Inc. (a)	20	295
Oshkosh Corporation	12	1,351
Parsons Corporation (a)	3	209
Paycom Software, Inc.	1	199
Pentair Public Limited Company	17	1,206
Plug Power Inc. (a) (b)	43	195
Primoris Services Corporation	8	279
RBC Bearings Incorporated (a)	1	337
Regal Rexnord Corporation	8	1,167
Resideo Technologies, Inc. (a)	19	364
Rollins, Inc.	8	333
Rush Enterprises, Inc. - Class A	9	470
RXO Inc. (a)	29	682
Ryder System, Inc.	10	1,145
Saia, Inc. (a)	1	457
Schneider National, Inc. - Class B	9	228
Science Applications International Corporation	7	822
Sensata Technologies Holding PLC	20	763
Simpson Manufacturing Co., Inc.	3	588
SiteOne Landscape Supply, Inc. (a)	2	316
SkyWest, Inc. (a)	14	753
Spirit AeroSystems Holdings, Inc. - Class A (a)	28	903
Spirit Airlines, Inc. (b)	28	462
SS&C Technologies Holdings, Inc.	20	1,196
Steelcase Inc. - Class A	23	312
Stericycle, Inc. (a)	9	436
Sunrun Inc. (a)	28	547
Terex Corporation	8	462
Tetra Tech, Inc.	3	475
Textainer Group Holdings Limited	4	220
The GEO Group, Inc. (a) (b)	47	514
The Greenbrier Companies, Inc.	10	427
The Middleby Corporation (a)	4	601
The Timken Company	8	642
Toro Company, The	7	673
TransUnion	10	689
Trinet Group, Inc. (a)	3	305
Trinity Industries, Inc.	12	325
UFP Industries, Inc.	8	1,031
U-Haul Holding Company (a)	10	718
Unifirst Corporation	2	377
Valmont Industries, Inc.	2	418
Verisk Analytics, Inc.	5	1,269
Wabash National Corporation	10	253

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Watsco, Inc.	2	1,052
Watts Water Technologies, Inc. - Class A	2	342
Werner Enterprises, Inc.	12	503
WESCO International, Inc.	8	1,397
WillScot Mobile Mini Holdings Corp. - Class A (a)	6	264
Woodward, Inc.	5	653
XPO, Inc. (a)	8	662
Xylem Inc.	10	1,163
		87,634
Financials 16.0%
Affiliated Managers Group, Inc.	7	1,046
American Equity Investment Life Holding Company (a)	15	844
Ameris Bancorp	8	414
Apollo Commercial Real Estate Finance, Inc.	32	372
Apollo Global Management, Inc.	11	1,037
Arbor Realty Trust, Inc.	19	289
Ares Management Corporation - Class A	3	314
Artisan Partners Asset Management Inc. - Class A	9	387
Associated Banc-Corp	30	650
Assurant, Inc.	6	1,050
Atlantic Union Bank	10	378
Bank of Hawaii Corporation (b)	6	431
Bank OZK	15	734
BankUnited, Inc.	25	809
Banner Corporation	5	282
BGC Group, Inc. - Class A	23	169
Blackstone Mortgage Trust, Inc. - Class A	30	635
Block, Inc. - Class A (a)	15	1,132
BOK Financial Corporation	3	261
Bread Financial Payments, Inc.	25	810
Brighthouse Financial, Inc. (a)	14	746
Brightsphere Investment Group Inc.	5	91
Brown & Brown, Inc.	10	726
Cadence Bank	28	817
Capitol Federal Financial	27	171
Cathay General Bancorp	10	429
Chimera Investment Corporation	60	298
Claros Mortgage Trust, Inc.	8	111
CNO Financial Group, Inc.	22	628
Cohen & Steers, Inc.	2	149
Coinbase Global, Inc. - Class A (a)	10	1,819
Columbia Banking System, Inc.	15	413
Commerce Bancshares, Inc.	10	523
Community Bank System, Inc.	6	314
Credit Acceptance Corporation (a)	1	506
Cullen/Frost Bankers, Inc.	5	596
CVB Financial Corp.	18	364
East West Bancorp, Inc.	15	1,049
Eastern Bankshares, Inc.	21	298
Enact Holdings, Inc.	4	108
Encore Capital Group, Inc. (a)	5	270
Erie Indemnity Company - Class A	1	377
Essent Group Ltd.	11	568
Euronet Worldwide, Inc. (a)	5	490
Evercore Inc. - Class A	6	985
F.N.B. Corporation	55	753
FactSet Research Systems Inc.	1	445
Federated Hermes, Inc. - Class B	14	463
First Citizens BancShares, Inc. - Class A	—	633
First Financial Bancorp.	10	231
First Hawaiian, Inc.	26	592
First Horizon Corporation	81	1,142
First Interstate BancSystem, Inc. - Class A	11	330
FirstCash Holdings, Inc.	6	615
Fulton Financial Corporation	28	466
Glacier Bancorp, Inc.	13	518
Hancock Whitney Corporation	13	614
Hilltop Holdings Inc.	10	346
Home BancShares, Inc.	18	461
Hope Bancorp, Inc.	28	334
Horace Mann Educators Corporation	6	205
Houlihan Lokey, Inc. - Class A	3	383
Independent Bank Corp.	5	348
Independent Bank Group, Inc.	6	296
Interactive Brokers Group, Inc. - Class A	2	127
International Bancshares Corporation	6	340
Jack Henry & Associates, Inc.	5	751
Jackson Financial Inc. - Class A (c)	24	1,241
Janus Henderson Group PLC	30	900
Ladder Capital Corp - Class A	21	244
LPL Financial Holdings Inc.	4	855
MarketAxess Holdings Inc.	1	357
Mercury General Corporation	6	236
MFA Financial, Inc.	34	382
MGIC Investment Corporation	48	932
Moelis & Company - Class A	8	426
Morningstar, Inc.	1	281
Mr. Cooper Group Inc. (a)	7	466
MSCI Inc. - Class A	2	863
NCR Atleos Corporation (a)	11	279
Nelnet, Inc. - Class A	1	127
New York Community Bancorp, Inc. - Series A	105	1,072
New York Mortgage Trust, Inc.	19	163
Old National Bancorp	30	509
Pacific Premier Bancorp, Inc.	14	420
Paysafe Limited (a)	9	118
PennyMac Financial Services, Inc.	4	358
PennyMac Mortgage Investment Trust	23	347
Pinnacle Financial Partners, Inc.	8	706
PRA Group, Inc. (a)	9	228
Primerica, Inc.	3	668
ProAssurance Corporation	9	127
PROG Holdings, Inc. (a)	14	429
Prosperity Bancshares, Inc.	12	803
Radian Group Inc.	25	703
Redwood Trust, Inc.	31	227
Renasant Corporation	6	211
RLI Corp.	2	270
Robinhood Markets, Inc. - Class A (a)	51	649
Rocket Companies, Inc. - Class A (a)	8	122
SEI Investments Company	16	995
Selective Insurance Group, Inc.	4	448
Simmons First National Corporation - Class A	17	339
SLM Corporation	56	1,076
SoFi Technologies, Inc. (a) (b)	37	370
Southstate Corporation	8	683
Starwood Property Trust, Inc. (b)	50	1,060
Stewart Information Services Corporation	6	331
Stifel Financial Corp.	9	625
Synovus Financial Corp.	23	861
Texas Capital Bancshares, Inc. (a)	5	349
TFS Financial Corporation	4	59
The Carlyle Group, Inc.	25	1,027
The Hanover Insurance Group, Inc.	6	688
Tradeweb Markets Inc. - Class A	3	294
Trustmark Corporation	9	254
Two Harbors Investment Corp.	19	271
UMB Financial Corporation	5	399
United Bankshares, Inc.	19	711
United Community Banks, Inc.	11	308
Valley National Bancorp	62	672
Virtu Financial, Inc. - Class A	13	265
Voya Financial, Inc.	14	1,024
WAFD, Inc.	14	447
Walker & Dunlop, Inc.	4	457
Webster Financial Corporation	13	676
WesBanco, Inc.	6	177
Western Alliance Bancorporation	12	766
Wex, Inc. (a)	2	333
White Mountains Insurance Group Ltd	—	447
Wintrust Financial Corporation	6	572
Zurich American Corporation	11	526
		68,512
Consumer Discretionary 15.3%
Abercrombie & Fitch Co. - Class A (a)	13	1,183
Academy Sports & Outdoors, Inc.	10	629
Acushnet Holdings Corp.	4	228
Adient Public Limited Company (a)	25	895

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Adtalem Global Education Inc. (a)	8	475
Airbnb, Inc. - Class A (a)	5	642
American Axle & Manufacturing Holdings, Inc. (a)	33	291
American Eagle Outfitters, Inc.	41	865
Asbury Automotive Group, Inc. (a)	2	551
AutoZone, Inc. (a)	—	1,096
Bath & Body Works, Inc.	22	944
Bloomin' Brands, Inc.	10	276
Boyd Gaming Corporation	5	303
Bright Horizons Family Solutions, Inc. (a)	3	329
Brunswick Corporation	11	1,109
Burlington Stores, Inc. (a)	3	664
Caesars Entertainment, Inc. (a)	12	554
Caleres, Inc.	8	258
Capri Holdings Limited (a)	19	979
Carter's, Inc.	9	696
Century Communities, Inc.	5	470
Chipotle Mexican Grill, Inc. (a)	1	1,269
Churchill Downs Incorporated	3	424
Columbia Sportswear Company	5	395
Coupang, Inc. - Class A (a)	7	106
Cracker Barrel Old Country Store, Inc. (b)	5	417
Crocs, Inc. (a)	4	393
Dana Incorporated	35	509
Dave & Buster's Entertainment, Inc. (a)	5	251
Deckers Outdoor Corporation (a)	1	942
Dillard's, Inc. - Class A (b)	1	283
Domino's Pizza, Inc.	3	1,378
Doordash, Inc. - Class A (a)	7	654
Dorman Products, Inc. (a)	3	235
ETSY, Inc. (a)	6	454
Five Below, Inc. (a)	2	341
Floor & Decor Holdings, Inc. - Class A (a)	3	331
GameStop Corp. - Class A (a) (b)	28	486
Gentex Corporation	36	1,190
Gentherm Incorporated (a)	5	253
Graham Holdings Co., Ltd. - Class B	1	369
Grand Canyon Education, Inc. (a)	4	565
Group 1 Automotive, Inc.	4	1,082
Guess ?, Inc.	9	203
H & R Block, Inc.	13	647
Hanesbrands Inc. (a)	169	754
Harley-Davidson, Inc.	25	917
Helen of Troy Limited (a)	4	526
Hibbett Inc.	4	320
Hilton Grand Vacations Inc. (a)	7	269
Hyatt Hotels Corporation - Class A	4	508
International Game Technology PLC	13	344
iRobot Corporation (a)	9	340
Jack in the Box Inc.	5	383
KB Home	13	838
Kontoor Brands, Inc.	6	364
Laureate Education, Inc. - Class A	22	306
La-Z-Boy Incorporated	10	379
LCI Industries	4	517
Leggett & Platt, Incorporated	26	693
Levi Strauss & Co. - Class A (b)	8	140
LGI Homes, Inc. (a)	3	393
Life Time Group Holdings, Inc. (a)	3	39
Light & Wonder, Inc. (a)	5	386
Lithia Motors, Inc. - Class A	5	1,584
Lucid Group, Inc. (a) (b)	22	91
M.D.C. Holdings, Inc.	13	704
M/I Homes, Inc. (a)	5	687
Marriott Vacations Worldwide Corporation	6	468
Mattel, Inc. (a)	26	484
Meritage Homes Corporation	6	1,017
Murphy USA Inc.	3	1,158
Nordstrom, Inc. (b)	32	600
Norwegian Cruise Line Holdings Ltd. (a)	29	584
Ollie's Bargain Outlet Holdings, Inc. (a)	5	387
Patrick Industries, Inc.	3	341
PENN Entertainment, Inc. (a) (b)	22	569
Petco Health And Wellness Company, Inc. - Class A (a)	15	47
Polaris Inc.	9	854
Pool Corporation	2	630
Red Rock Resorts, Inc. - Class A	3	172
RH (a)	1	208
Sabre Corporation (a)	143	627
Sally Beauty Holdings, Inc. (a)	26	346
Service Corporation International	9	629
Signet Jewelers Limited	7	731
Six Flags Operations Inc. (a)	14	340
Skechers U.S.A., Inc. - Class A (a)	14	871
Sonic Automotive, Inc. - Class A	5	300
Steven Madden, Ltd.	11	461
Strategic Education, Inc.	3	288
Taylor Morrison Home II Corporation - Class A (a)	21	1,144
Tempur Sealy International, Inc.	12	632
Texas Roadhouse, Inc. - Class A	5	579
The Buckle, Inc.	6	288
The Cheesecake Factory Incorporated	6	201
The ODP Corporation (a)	11	632
The Wendy's Company	17	331
Thor Industries, Inc.	13	1,501
TopBuild Corp. (a)	2	755
Topgolf Callaway Brands Corp. (a)	21	302
Travel + Leisure Co.	14	547
TRI Pointe Homes Holdings, Inc. (a)	24	853
Ulta Beauty, Inc. (a)	2	997
Under Armour, Inc. - Class A (a)	56	489
Upbound Group, Inc.	10	331
Urban Outfitters, Inc. (a)	15	528
Vail Resorts, Inc.	2	532
Valvoline, Inc. (a)	10	368
Victoria's Secret & Co. (a)	16	435
Vista Outdoor Inc. (a)	10	285
Visteon Corporation (a)	3	409
Vitamin Oldco Holdings, Inc. (a) (d)	5	—
Williams-Sonoma, Inc.	7	1,457
Winnebago Industries, Inc.	5	381
Wolverine World Wide, Inc.	27	238
Worthington Industries, Inc.	5	303
Wyndham Hotels & Resorts, Inc.	6	484
Wynn Resorts, Limited	5	421
		65,631
Information Technology 11.1%
ACI Worldwide, Inc. (a)	13	407
Advanced Energy Industries, Inc.	3	351
Amkor Technology, Inc.	13	448
ANSYS, Inc. (a)	3	1,101
AppLovin Corporation - Class A (a)	6	254
Arista Networks, Inc. (a)	5	1,282
Aurora Innovations Inc. - Class A (a)	59	257
Autodesk, Inc. (a)	6	1,425
Belden Inc.	4	320
Benchmark Electronics, Inc.	5	145
Bentley Systems, Incorporated - Class B	6	311
Cerence Inc. (a)	9	172
Ciena Corporation (a)	21	966
Cirrus Logic, Inc. (a)	9	753
Cognex Corporation	11	449
Coherent Corp. (a)	12	539
CommScope Holding Company, Inc. (a)	86	244
CommVault Systems, Inc. (a)	4	305
Crane Nxt, Co.	5	286
Diodes Incorporated (a)	5	394
Dolby Laboratories, Inc. - Class A	6	482
Dropbox, Inc. - Class A (a)	26	770
Dun & Bradstreet Holdings, Inc.	26	305
Entegris, Inc.	6	664
EPAM Systems, Inc. (a)	2	620
Fair Isaac Corporation (a)	1	835
First Solar, Inc. (a)	5	800
Fortinet, Inc. (a)	14	815
Gartner, Inc. (a)	2	1,000
GoDaddy Inc. - Class A (a)	9	987
Guidewire Software, Inc. (a)	3	361

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Infinera Corporation (a)	43	202
Informatica Inc. - Class A (a)	2	64
Insight Enterprises, Inc. (a)	5	804
InterDigital, Inc.	3	369
IPG Photonics Corporation (a)	4	420
Itron, Inc. (a)	5	402
Keysight Technologies, Inc. (a)	8	1,314
Knowles Corporation (a)	17	310
Littelfuse, Inc.	2	503
LiveRamp Holdings, Inc. (a)	10	395
Lumentum Holdings Inc. (a)	9	468
Manhattan Associates, Inc. (a)	2	334
Methode Electronics, Inc.	6	126
MKS Instruments, Inc.	9	876
Monolithic Power Systems, Inc.	1	479
NCR Voyix Corporation (a)	27	464
NetScout Systems, Inc. (a)	13	296
Okta, Inc. - Class A (a)	6	586
Osi Systems, Inc. (a)	2	234
Palantir Technologies Inc. - Class A (a)	29	491
Palo Alto Networks, Inc. (a)	5	1,526
PC Connection, Inc.	1	93
Pegasystems Inc.	4	187
Plexus Corp. (a)	4	408
Power Integrations, Inc.	3	263
PTC Inc. (a)	3	501
Pure Storage, Inc. - Class A (a)	11	376
RingCentral, Inc. - Class A (a)	10	329
Sanmina Corporation (a)	13	654
Semtech Corporation (a)	13	286
ServiceNow, Inc. (a)	2	1,292
Silicon Laboratories Inc. (a)	5	603
Snowflake Inc. - Class A (a)	2	488
SolarWinds Corporation (a)	7	92
Splunk Inc. (a)	7	1,073
Super Micro Computer, Inc. (a)	3	814
Synaptics Incorporated (a)	5	515
Teledyne Technologies Incorporated (a)	3	1,195
Teradata Corporation (a)	15	632
Trimble Inc. (a)	21	1,143
TTM Technologies, Inc. (a)	14	229
Twilio Inc. - Class A (a)	18	1,351
Tyler Technologies, Inc. (a)	1	408
Ubiquiti Inc.	—	33
Unity Software Inc. (a) (b)	10	390
VeriSign, Inc. (a)	3	532
ViaSat, Inc. (a) (b)	17	463
Viavi Solutions Inc. (a)	29	295
Vishay Intertechnology, Inc.	23	543
Vontier Corporation	14	498
Wolfspeed, Inc. (a)	7	299
Workday, Inc. - Class A (a)	5	1,318
Zebra Technologies Corporation - Class A (a)	4	1,055
Zoom Video Communications, Inc. - Class A (a)	8	556
		47,625
Real Estate 10.2%
Acadia Realty Trust	16	272
Agree Realty Corporation	5	304
Alexander & Baldwin, Inc.	7	131
American Homes 4 Rent - Class A	15	545
Americold Realty Trust, Inc.	20	606
Apartment Income REIT Corp.	16	546
Apple Hospitality REIT, Inc.	34	568
Brandywine Realty Trust	72	388
Brixmor Property Group Inc.	34	792
Camden Property Trust	8	773
COPT Defense Properties	14	354
CoStar Group, Inc. (a)	9	810
Cousins Properties Incorporated	27	660
Cubesmart, L.P.	12	578
Cushman & Wakefield PLC (a)	32	351
DiamondRock Alpharetta Tenant, LLC	43	408
DigitalBridge Group, Inc. - Class A	47	818
Douglas Emmett, Inc.	39	569
EastGroup Properties, Inc.	2	310
ELME Communities	13	194
Empire State Realty Trust, Inc. - Class A	30	292
EPR Properties	11	522
Equity Commonwealth	12	229
Equity Lifestyle Properties, Inc.	7	509
Extra Space Storage Inc.	9	1,370
Federal Realty Investment Trust	6	659
First Industrial Realty Trust, Inc.	7	373
Gaming and Leisure Properties, Inc.	15	741
Global Net Lease, Inc.	25	247
Healthcare Realty Trust Incorporated - Class A	35	601
Highwoods Properties, Inc.	23	530
Howard Hughes Holdings Inc. (a)	3	221
Hudson Pacific Properties, Inc.	85	790
Independence Realty Trust, Inc.	19	289
InvenTrust Properties Corp.	7	166
Invitation Homes Inc.	37	1,278
JBG Smith Properties	30	508
Kennedy-Wilson Holdings, Inc.	21	258
Kilroy Realty Corporation	21	852
Kite Realty Naperville, LLC	21	490
Lamar Advertising Company - Class A	6	679
LXP Industrial Trust	34	342
Medical Properties Trust, Inc. (b)	150	737
National Health Investors, Inc.	5	271
Net Lease Office Properties	1	18
Newmark Group, Inc. - Class A	25	279
NNN REIT, Inc.	14	591
Omega Healthcare Investors, Inc.	24	742
Open Doors Technology Inc. - Class A (a)	109	487
OUTFRONT Media Inc.	24	335
Paramount Group, Inc.	48	247
Park Hotels & Resorts Inc.	74	1,130
Pebblebrook Hotel Trust (b)	26	414
Phillips Edison & Company, Inc.	10	379
Physicians Realty Trust	29	383
Piedmont Office Realty Trust, Inc. - Class A	42	297
PotlatchDeltic Corporation	9	461
Rayonier Inc.	13	431
Realogy Holdings Corp. (a)	43	348
Regency Centers Corporation	16	1,048
Retail Opportunity Investments Corp.	15	211
Rexford Industrial Realty, Inc.	8	456
RLJ III-EM Columbus Lessee, LLC	45	531
Ryman Hospitality Properties, Inc.	2	247
Sabra Health Care REIT, Inc.	40	566
SBA Communications Corporation - Class A	2	418
Service Properties Trust	30	254
SITE Centers Corp.	23	317
SL Green Realty Corp. (b)	28	1,258
Spirit Realty Capital, Inc.	12	537
STAG Industrial, Inc.	12	489
Sun Communities, Inc.	8	1,016
Sunstone Hotel Investors, Inc.	36	389
Tanger Inc.	10	289
The Macerich Company	53	814
UDR, Inc.	21	813
Uniti Group Inc.	71	408
Urban Edge Properties	15	272
Veris Residential, Inc.	12	195
VICI Properties Inc.	42	1,329
W.P. Carey Inc.	15	1,001
Xenia Hotels & Resorts, Inc.	23	312
Zillow Group, Inc. - Class C (a)	17	959
		43,602
Health Care 7.1%
Acadia Healthcare Company, Inc. (a)	6	444
Align Technology, Inc. (a)	3	909
Alnylam Pharmaceuticals, Inc. (a)	2	385
Amedisys, Inc. (a)	3	318
AMN Healthcare Services, Inc. (a)	4	322
Avantor, Inc. (a)	25	573
Azenta, Inc. (a)	5	300
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
BioMarin Pharmaceutical Inc. (a)	8	806
Bio-Techne Corporation	5	350
Bruker Corporation	5	380
Catalent, Inc. (a)	14	610
Charles River Laboratories International, Inc. (a)	2	549
Chemed Corporation	1	608
Dentsply Sirona Inc.	30	1,073
DexCom, Inc. (a)	4	507
Elanco Animal Health Incorporated (a)	93	1,383
Embecta Corp.	15	278
Encompass Health Corporation	8	512
Enovis Corporation (a)	6	311
Envista Holdings Corporation (a)	24	567
Exact Sciences Corporation (a)	6	449
Exelixis, Inc. (a)	26	624
Globus Medical, Inc. - Class A (a)	8	418
Haemonetics Corporation (a)	3	257
ICU Medical, Inc. (a)	2	241
IDEXX Laboratories, Inc. (a)	2	877
Integer Holdings Corporation (a)	3	335
Integra LifeSciences Holdings Corporation (a)	6	266
Ionis Pharmaceuticals, Inc. (a)	9	447
Jazz Pharmaceuticals Public Limited Company (a)	4	437
LivaNova PLC (a)	5	260
Masimo Corporation (a)	3	339
Mettler-Toledo International Inc. (a)	1	1,073
Neurocrine Biosciences, Inc. (a)	3	357
Novavax, Inc. (a) (b)	54	261
OPKO Health, Inc. (a) (b)	88	132
Owens & Minor, Inc. (a)	22	431
Patterson Companies, Inc.	18	514
Pediatrix Medical Group, Inc. (a)	17	163
Premier Healthcare Solutions, Inc. - Class A	18	410
Quidelortho Corporation (a)	4	314
ResMed Inc.	5	908
Revvity, Inc.	10	1,052
Roivant Sciences Ltd. (a)	16	181
Royalty Pharma PLC - Class A	19	521
Sage Therapeutics Inc. (a)	9	205
Sarepta Therapeutics, Inc. (a)	3	321
Select Medical Holdings Corporation	13	295
Steris Public Limited Company	6	1,212
Teladoc Health, Inc. (a)	46	991
Teleflex Incorporated	3	787
Tenet Healthcare Corporation (a)	12	917
The Cooper Companies, Inc.	3	1,048
United Therapeutics Corporation (a)	4	830
Veeva Systems Inc. - Class A (a)	3	536
Veradigm Inc. (a)	29	300
West Pharmaceutical Services, Inc.	2	657
		30,551
Materials 6.6%
Albemarle Corporation	6	858
AptarGroup, Inc.	5	658
Arch Resources, Inc. - Class A	3	538
Ardagh Group S.A. - Class A (b) (d)	—	—
Ashland Inc.	7	593
ATI Inc. (a)	6	279
Avery Dennison Corporation	6	1,262
Avient Corporation	13	523
Axalta Coating Systems Ltd. (a)	21	703
Berry Global Group, Inc.	15	982
Cabot Corporation	7	547
Carpenter Technology Corporation	6	440
Cleveland-Cliffs Inc. (a)	59	1,208
Commercial Metals Company	15	749
Compass Minerals International, Inc.	7	190
Crown Holdings, Inc.	9	869
Eagle Materials Inc.	4	718
Element Solutions Inc.	22	509
FMC Corporation	13	811
Ginkgo Bioworks Holdings, Inc. - Class A (a)	132	223
Graphic Packaging Holding Company	36	880
Greif, Inc. - Class A	4	284
H.B. Fuller Company	6	475
Hecla Mining Company	43	206
Huntsman Corporation	41	1,033
Innospec Inc.	2	309
Kaiser Aluminum Corporation	3	212
Knife River Corporation (a)	4	234
Louisiana-Pacific Corporation (W VA)	10	705
MATIV Holdings, Inc.	11	163
Minerals Technologies Inc.	5	351
NewMarket Corporation	1	547
O-I Glass, Inc. (a)	27	444
Olin Corporation	19	1,010
Quaker Chemical Corporation	1	234
Royal Gold, Inc.	3	399
RPM International Inc.	10	1,147
Schnitzer Steel Industries, Inc. - Class A	7	205
Sealed Air Corporation	24	866
Sensient Technologies Corporation	5	353
Silgan Holdings Inc.	8	367
Sonoco Products Company	14	801
Stepan Company	3	285
Summit Materials, Inc. - Class A (a)	10	401
Sylvamo Corporation	9	454
The Chemours Company	29	925
The Scotts Miracle-Gro Company	9	549
Trinseo Public Limited Company	17	141
Tronox Holdings PLC	26	373
Warrior Met Coal, Inc.	15	893
Worthington Steel, Inc.	5	148
		28,054
Consumer Staples 3.8%
B&G Foods, Inc.	29	303
BJ's Wholesale Club Holdings, Inc. (a)	4	283
Brown-Forman Corporation - Class B	15	868
Cal-Maine Foods, Inc.	5	277
Casey's General Stores, Inc.	4	1,227
Central Garden & Pet Company - Class A (a)	6	252
Coca-Cola Consolidated, Inc.	—	217
Coty Inc. - Class A (a)	31	382
Darling Ingredients Inc. (a)	13	666
Del Monte Fresh Produce Company	5	131
Edgewell Personal Care Colombia S A S	9	312
Flowers Foods, Inc.	24	547
Hain Celestial Group, Inc., The (a)	27	294
Herbalife Nutrition Ltd. (a)	18	272
Ingles Markets, Incorporated - Class A	2	207
J&J Snack Foods Corp.	1	154
Lamb Weston Holdings, Inc.	4	484
Lancaster Colony Corporation	2	320
McCormick & Company, Incorporated	16	1,079
National Beverage Corp. (a)	2	87
Nomad Foods Limited (a)	18	312
Nu Skin Enterprises, Inc. - Class A	15	298
Performance Food Group Company (a)	21	1,419
Post Holdings, Inc. (a)	6	532
PriceSmart, Inc.	4	320
Reynolds Consumer Products Inc.	4	96
Seaboard Corporation	—	114
Spartannash Company	7	172
Spectrum Brands Holdings, Inc.	8	642
Sprouts Farmers Market, Inc. (a)	18	847
The Andersons, Inc.	7	375
The Boston Beer Company, Inc. - Class A (a)	1	238
The Clorox Company	7	992
Treehouse Foods, Inc. (a)	9	392
United Natural Foods, Inc. (a)	16	264
Universal Corporation	4	242
USANA Health Sciences, Inc. (a)	2	106
Vector Group Ltd.	15	173
Weis Markets, Inc.	2	155
		16,051
Energy 3.6%
Antero Midstream Corporation	22	279
Antero Resources Corporation (a)	29	663

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Apa Corp.	30	1,078
Archrock, Inc.	21	328
ChampionX Corporation	10	294
Cheniere Energy, Inc.	5	794
Chesapeake Energy Corporation	6	473
Civitas Resources, Inc.	5	312
CNX Resources Corporation (a)	36	725
CVR Energy, Inc.	7	210
Delek US Holdings, Inc.	24	617
DT Midstream, Inc.	10	538
EQT Corporation	25	949
Equitrans Midstream Corporation	70	714
Green Plains Inc. (a)	8	205
Helmerich & Payne, Inc.	18	639
Kosmos Energy Ltd. (a)	28	191
Liberty Energy Inc. - Class A	17	312
Matador Resources Company	6	328
Murphy Oil Corporation	20	867
Nabors Industries Ltd. (a)	3	216
Oceaneering International, Inc. (a)	10	213
Patterson-UTI Energy, Inc.	35	376
Peabody Energy Corporation	29	716
Permian Resources Corporation - Class A	9	123
Range Resources Corporation	12	355
RPC, Inc.	13	96
SM Energy Company	13	507
Southwestern Energy Company (a)	95	620
TechnipFMC PLC	51	1,019
Transocean Ltd. (a) (e)	123	782
		15,539
Communication Services 3.5%
Atlanta Braves Holdings, Inc. - Series C (a)	—	11
Bumble Inc. - Class A (a)	7	103
Cable One, Inc.	1	341
Cinemark Holdings, Inc. (a)	21	293
Clear Channel Outdoor Holdings, Inc. (a)	95	173
EchoStar Corporation - Class A (a)	9	151
Frontier Communications Parent, Inc. (a)	32	821
Gray Television, Inc.	32	291
IAC Inc. (a)	13	701
iHeartMedia, Inc. - Class A (a)	25	68
IHS Holding Limited (a)	10	47
John Wiley & Sons, Inc. - Class A	7	230
Liberty Broadband Corporation - Series C (a)	8	613
Liberty Latin America Ltd. - Class C (a)	36	265
Liberty Media Corporation - Series C (a)	—	15
Lions Gate Entertainment Corp. - Class A (a)	41	445
Match Group, Inc. (a)	12	439
Nexstar Media Group, Inc. - Class A	5	817
Pinterest, Inc. - Class A (a)	22	816
Roku Inc. - Class A (a)	6	569
Scholastic Corporation	5	197
Sinclair, Inc. - Class A	5	71
Snap Inc. - Class A (a)	63	1,068
Sphere Entertainment Co. (a) (f)	1	36
Sphere Entertainment Co. - Class A (a) (b)	2	81
Take-Two Interactive Software, Inc. (a)	8	1,282
TEGNA Inc.	34	516
Telephone and Data Systems, Inc.	56	1,021
The Interpublic Group of Companies, Inc.	37	1,197
The New York Times Company - Class A	9	463
TripAdvisor, Inc. (a)	19	405
Yelp Inc. (a)	13	629
Ziff Davis, Inc. (a)	6	419
ZoomInfo Technologies Inc. - Class A (a)	13	242
		14,836
Utilities 2.2%
ALLETE, Inc.	8	496
Atmos Energy Corporation	11	1,281
Avista Corporation	12	416
Black Hills Corporation	10	516
Clearway Energy, Inc. - Class C	10	285
Essential Utilities, Inc.	17	639
Hawaiian Electric Industries, Inc.	21	291
IDACORP, Inc.	5	522
National Fuel Gas Company	10	515
New Jersey Resources Corporation	10	425
NorthWestern Corporation	6	330
OGE Energy Corp.	27	937
One Gas, Inc.	6	404
Ormat Technologies, Inc.	3	253
PNM Resources, Inc.	10	417
Portland General Electric Company	14	603
Southwest Gas Holdings, Inc.	10	640
Spire Inc.	8	471
		9,441
Total Common Stocks (cost $377,756)		427,476
SHORT TERM INVESTMENTS 0.7%
Securities Lending Collateral 0.6%
JNL Government Money Market Fund - Class SL, 5.32% (c) (g)	2,661	2,661
Investment Companies 0.1%
JNL Government Money Market Fund - Class I, 5.22% (c) (g)	366	366
Total Short Term Investments (cost $3,027)		3,027
Total Investments 100.6% (cost $380,783)		430,503
Other Derivative Instruments (0.0)%		(12)
Other Assets and Liabilities, Net (0.6)%		(2,366)
Total Net Assets 100.0%		428,125

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(f) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/RAFI Fundamental U.S. Small Cap Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Jackson Financial Inc. - Class A	623	294	66	51	(13)	403	1,241	0.3
JNL Government Money Market Fund, 5.22% - Class I	3	54,368	54,005	44	—	—	366	0.1
JNL Government Money Market Fund, 5.32% - Class SL	—	17,348	14,687	43	—	—	2,661	0.6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/RAFI Fundamental U.S. Small Cap Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Securities Lending Collateral Fund - Institutional Class	914	6,124	7,038	17	—	—	—	—
	1,540	78,134	75,796	155	(13)	403	4,268	1.0

JNL/RAFI Fundamental U.S. Small Cap Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Transocean Ltd.	03/17/23	800	782	0.2

JNL/RAFI Fundamental U.S. Small Cap Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 Index	1	March 2024	104	(2)	(2)
S&P Midcap 400 Index	4	March 2024	1,094	(10)	30
				(12)	28

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/RAFI Fundamental U.S. Small Cap Fund
Assets - Securities
Common Stocks	427,476	—	—	427,476
Short Term Investments	3,027	—	—	3,027
	430,503	—	—	430,503
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	30	—	—	30
	30	—	—	30
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(2)	—	—	(2)
	(2)	—	—	(2)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/RAFI Multi-Factor U.S. Equity Fund
COMMON STOCKS 99.6%
Information Technology 18.0%
Accenture Public Limited Company - Class A	18	6,367
Adobe Inc. (a)	17	9,978
Advanced Micro Devices, Inc. (a)	59	8,637
Akamai Technologies, Inc. (a)	8	961
Amdocs Limited	12	1,013
Amkor Technology, Inc.	17	550
Amphenol Corporation - Class A	22	2,186
ANSYS, Inc. (a)	8	2,778
Apple Inc.	227	43,656
Applied Materials, Inc.	75	12,193
AppLovin Corporation - Class A (a)	7	293
Arista Networks, Inc. (a)	12	2,727
Arrow Electronics, Inc. (a)	15	1,829
Autodesk, Inc. (a)	7	1,742
Avnet, Inc.	20	1,000
Belden Inc.	6	495
Bentley Systems, Incorporated - Class B	13	704
Broadcom Inc.	22	24,955
Cadence Design Systems, Inc. (a)	10	2,686
CDW Corp.	11	2,412
Cirrus Logic, Inc. (a)	6	458
Cisco Systems, Inc.	459	23,185
CommVault Systems, Inc. (a)	7	529
Corning Incorporated	131	3,988
Dell Technologies Inc. - Class C	13	958
Dolby Laboratories, Inc. - Class A	10	898
Dropbox, Inc. - Class A (a)	13	374
DXC Technology Company (a)	29	658
Entegris, Inc.	7	857
Fair Isaac Corporation (a)	2	2,794
Flex Ltd. (a)	43	1,305
Fortinet, Inc. (a)	17	991
Gartner, Inc. (a)	6	2,922
Gen Digital Inc.	74	1,695
GoDaddy Inc. - Class A (a)	8	900
Guidewire Software, Inc. (a)	4	405
Hewlett Packard Enterprise Company	294	4,993
HP, Inc.	178	5,351
Insight Enterprises, Inc. (a)	8	1,348
Intel Corporation	441	22,174
International Business Machines Corporation	156	25,528
IPG Photonics Corporation (a)	3	284
Jabil Inc.	21	2,669
Juniper Networks, Inc.	92	2,725
KLA Corporation	9	5,328
Kyndryl Holdings, Inc. (a)	62	1,283
Lam Research Corporation	11	8,409
Manhattan Associates, Inc. (a)	5	1,150
Monolithic Power Systems, Inc.	2	1,381
Motorola Solutions, Inc.	12	3,794
NCR Voyix Corporation (a)	24	404
NetApp, Inc.	15	1,305
NetScout Systems, Inc. (a)	20	432
NVIDIA Corporation	42	20,767
Okta, Inc. - Class A (a)	7	654
Oracle Corporation	308	32,443
Osi Systems, Inc. (a)	3	425
Palantir Technologies Inc. - Class A (a)	88	1,504
Palo Alto Networks, Inc. (a)	15	4,337
Plexus Corp. (a)	4	482
PTC Inc. (a)	5	942
Pure Storage, Inc. - Class A (a)	14	499
Qualcomm Incorporated	77	11,161
Roper Technologies, Inc.	6	3,199
Salesforce, Inc. (a)	35	9,134
Sanmina Corporation (a)	18	925
Seagate Technology Holdings Public Limited Company	27	2,287
ServiceNow, Inc. (a)	9	6,369
Skyworks Solutions, Inc.	6	666
Snowflake Inc. - Class A (a)	13	2,678
Splunk Inc. (a)	8	1,228
Super Micro Computer, Inc. (a)	8	2,260
Synaptics Incorporated (a)	4	473
Synopsys, Inc. (a)	6	2,856
Teradata Corporation (a)	18	795
Teradyne, Inc.	12	1,259
Texas Instruments Incorporated	37	6,358
TTM Technologies, Inc. (a)	23	358
Twilio Inc. - Class A (a)	8	618
Tyler Technologies, Inc. (a)	3	1,310
Unity Software Inc. (a) (b)	13	549
VeriSign, Inc. (a)	8	1,663
Vishay Intertechnology, Inc.	46	1,109
Vontier Corporation	17	579
Western Digital Corporation (a)	42	2,218
Workday, Inc. - Class A (a)	10	2,697
Xerox Holdings Corporation	40	734
		384,173
Health Care 14.5%
AbbVie Inc.	116	17,960
Align Technology, Inc. (a)	5	1,323
Amgen Inc.	71	20,402
AMN Healthcare Services, Inc. (a)	4	311
Baxter International Inc.	23	885
Becton, Dickinson and Company	11	2,680
Biogen Inc. (a)	12	3,035
BioMarin Pharmaceutical Inc. (a)	3	290
Boston Scientific Corporation (a)	54	3,099
Bristol-Myers Squibb Company	144	7,403
Bruker Corporation	7	500
Cardinal Health, Inc.	81	8,129
Cencora, Inc.	17	3,427
Chemed Corporation	3	1,652
CVS Health Corporation	307	24,248
DaVita Inc. (a)	31	3,199
Dentsply Sirona Inc.	37	1,319
Elevance Health, Inc.	4	1,790
Eli Lilly and Company	74	43,345
Encompass Health Corporation	28	1,857
Exact Sciences Corporation (a)	8	597
Exelixis, Inc. (a)	15	356
Gilead Sciences, Inc.	228	18,494
Globus Medical, Inc. - Class A (a)	5	255
Haemonetics Corporation (a)	5	423
HCA Healthcare, Inc.	12	3,341
Henry Schein, Inc. (a)	11	806
Hologic, Inc. (a)	10	750
Humana Inc.	3	1,436
IDEXX Laboratories, Inc. (a)	6	3,245
Incyte Corporation (a)	7	453
Intuitive Surgical, Inc. (a)	13	4,350
Jazz Pharmaceuticals Public Limited Company (a)	2	259
Johnson & Johnson	161	25,292
Masimo Corporation (a)	4	510
McKesson Corporation	29	13,498
Merck & Co., Inc.	260	28,392
Mettler-Toledo International Inc. (a)	1	1,139
Neurocrine Biosciences, Inc. (a)	3	436
Organon & Co.	100	1,444
Owens & Minor, Inc. (a)	31	605
Patterson Companies, Inc.	39	1,108
Pfizer Inc.	450	12,960
Premier Healthcare Solutions, Inc. - Class A	26	589
Quest Diagnostics Incorporated	10	1,434
Regeneron Pharmaceuticals, Inc. (a)	12	10,446
ResMed Inc.	9	1,542
Royalty Pharma PLC - Class A	21	581
Select Medical Holdings Corporation	22	517
Steris Public Limited Company	7	1,439
Stryker Corporation	12	3,684
Teleflex Incorporated	4	878
Tenet Healthcare Corporation (a)	40	3,032
The Cooper Companies, Inc.	6	2,151
United Therapeutics Corporation (a)	11	2,338

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Universal Health Services, Inc. - Class B	9	1,367
Veeva Systems Inc. - Class A (a)	7	1,315
Vertex Pharmaceuticals Incorporated (a)	9	3,844
Viatris Inc.	324	3,510
Waters Corporation (a)	3	855
West Pharmaceutical Services, Inc.	6	2,082
Zoetis Inc. - Class A	7	1,414
		310,021
Financials 13.5%
Affiliated Managers Group, Inc.	8	1,226
AFLAC Incorporated	36	2,964
AGNC Investment Corp.	66	648
Ally Financial Inc.	57	2,002
American Equity Investment Life Holding Company (a)	19	1,054
American International Group, Inc.	101	6,842
Annaly Capital Management, Inc.	26	505
AON Public Limited Company - Class A	23	6,582
Apollo Global Management, Inc.	19	1,731
Ares Management Corporation - Class A	11	1,367
Arthur J. Gallagher & Co.	14	3,188
Artisan Partners Asset Management Inc. - Class A	12	525
Assurant, Inc.	7	1,113
Berkshire Hathaway Inc. - Class B (a)	72	25,810
Blackstone Inc. - Class A	17	2,196
Blackstone Mortgage Trust, Inc. - Class A (b)	14	293
Bread Financial Payments, Inc.	9	293
Brighthouse Financial, Inc. (a)	15	820
Brown & Brown, Inc.	24	1,737
Capital One Financial Corporation	56	7,355
Chimera Investment Corporation	82	411
Citigroup Inc.	422	21,731
CME Group Inc. - Class A	12	2,456
CNO Financial Group, Inc.	25	684
Coinbase Global, Inc. - Class A (a)	7	1,277
Corebridge Financial, Inc.	7	142
Credit Acceptance Corporation (a)	1	306
Discover Financial Services	12	1,373
Encore Capital Group, Inc. (a)	5	271
Erie Indemnity Company - Class A	4	1,230
Essent Group Ltd.	5	280
Evercore Inc. - Class A	8	1,443
FactSet Research Systems Inc.	2	1,099
Federated Hermes, Inc. - Class B	17	589
First American Financial Corporation	3	222
First Citizens BancShares, Inc. - Class A	1	724
Fiserv, Inc. (a)	20	2,713
FleetCor Technologies, Inc. (a)	3	935
Franklin Resources, Inc.	47	1,393
Genworth Financial, Inc. - Class A (a)	107	716
Houlihan Lokey, Inc. - Class A	9	1,089
Independence Holdings, LLC	21	1,016
Interactive Brokers Group, Inc. - Class A	7	568
Intercontinental Exchange, Inc.	22	2,829
Invesco Ltd.	64	1,146
J.P. Morgan Chase & Co.	105	17,822
Jack Henry & Associates, Inc.	10	1,655
Jackson Financial Inc. - Class A (c)	28	1,434
Janus Henderson Group PLC	29	881
Jefferies Financial Group Inc.	15	589
K.K.R. Co., Inc. - Class A	25	2,032
Ladder Capital Corp - Class A	27	306
Lincoln National Corporation	33	888
Loews Corporation	20	1,365
LPL Financial Holdings Inc.	7	1,498
MarketAxess Holdings Inc.	2	656
Marsh & Mclennan Companies, Inc.	44	8,432
MasterCard Incorporated - Class A	42	18,044
Mercury General Corporation	6	229
MetLife, Inc.	64	4,236
MFA Financial, Inc.	41	464
MGIC Investment Corporation	31	601
Moelis & Company - Class A	11	602
Moody's Corporation	6	2,539
Morningstar, Inc.	3	750
Mr. Cooper Group Inc. (a)	12	756
MSCI Inc. - Class A	5	3,063
Nasdaq, Inc.	7	421
Navient Corporation	36	680
New York Community Bancorp, Inc. - Series A	129	1,324
New York Mortgage Trust, Inc.	26	219
Old Republic International Corporation	7	221
PennyMac Financial Services, Inc.	6	508
PennyMac Mortgage Investment Trust	25	378
Primerica, Inc.	2	367
PROG Holdings, Inc. (a)	17	516
Prudential Financial, Inc.	57	5,934
Redwood Trust, Inc.	41	304
Reinsurance Group of America, Incorporated	2	304
RITHM Capital Corp.	103	1,103
RLI Corp.	6	765
S&P Global Inc.	4	1,969
SEI Investments Company	19	1,237
Selective Insurance Group, Inc.	4	405
SLM Corporation	80	1,527
SoFi Technologies, Inc. (a) (b)	45	450
Starwood Property Trust, Inc. (b)	29	610
Stewart Information Services Corporation	6	346
Synchrony Financial	163	6,224
T. Rowe Price Group, Inc.	20	2,151
The Allstate Corporation	33	4,663
The Bank of New York Mellon Corporation (c)	81	4,194
The Goldman Sachs Group, Inc.	10	4,009
The Hanover Insurance Group, Inc.	7	846
The Progressive Corporation	30	4,834
The Travelers Companies, Inc.	27	5,086
The Western Union Company	90	1,078
Tradeweb Markets Inc. - Class A	9	840
Two Harbors Investment Corp.	22	310
Unum Group	39	1,774
Virtu Financial, Inc. - Class A	22	438
Visa Inc. - Class A	86	22,442
Voya Financial, Inc.	6	409
WAFD, Inc.	9	289
Wells Fargo & Company	484	23,829
White Mountains Insurance Group Ltd	—	567
Willis Towers Watson Public Limited Company	5	1,315
Zurich American Corporation	8	377
		288,999
Consumer Discretionary 12.5%
Abercrombie & Fitch Co. - Class A (a)	43	3,794
Academy Sports & Outdoors, Inc.	11	723
Acushnet Holdings Corp.	5	345
Adient Public Limited Company (a)	31	1,112
ADT, Inc.	14	99
Adtalem Global Education Inc. (a)	15	862
Airbnb, Inc. - Class A (a)	17	2,322
Amazon.com, Inc. (a)	141	21,448
American Axle & Manufacturing Holdings, Inc. (a)	54	475
American Eagle Outfitters, Inc.	93	1,973
Asbury Automotive Group, Inc. (a)	6	1,300
AutoNation, Inc. (a)	17	2,576
AutoZone, Inc. (a)	2	6,040
Bath & Body Works, Inc.	13	548
Best Buy Co., Inc.	68	5,357
Bloomin' Brands, Inc.	15	414
Booking Holdings Inc. (a)	4	12,986
BorgWarner Inc.	24	871
Bright Horizons Family Solutions, Inc. (a)	6	596
Brunswick Corporation	15	1,405
Carnival Corporation (a)	112	2,085
Carter's, Inc.	25	1,838
Chipotle Mexican Grill, Inc. (a)	1	3,014
Churchill Downs Incorporated	7	966
Cracker Barrel Old Country Store, Inc. (b)	7	564
Crocs, Inc. (a)	3	319
D.R. Horton, Inc.	12	1,756
Dana Incorporated	56	812
Darden Restaurants, Inc.	11	1,867

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Deckers Outdoor Corporation (a)	4	2,443
Dick's Sporting Goods, Inc.	17	2,503
Dillard's, Inc. - Class A (b)	2	855
Domino's Pizza, Inc.	7	3,077
Doordash, Inc. - Class A (a)	15	1,450
Dorman Products, Inc. (a)	4	297
eBay Inc.	128	5,591
Five Below, Inc. (a)	3	565
Floor & Decor Holdings, Inc. - Class A (a)	5	510
Foot Locker, Inc.	52	1,607
Ford Motor Company	742	9,048
General Motors Company	274	9,827
Gentex Corporation	62	2,039
Genuine Parts Company	5	740
Graham Holdings Co., Ltd. - Class B	1	425
Grand Canyon Education, Inc. (a)	10	1,256
Group 1 Automotive, Inc.	5	1,594
Guess ?, Inc.	12	278
H & R Block, Inc.	42	2,020
Hanesbrands Inc. (a)	72	320
Harley-Davidson, Inc.	15	548
Helen of Troy Limited (a)	4	468
Hibbett Inc.	5	329
Hilton Worldwide Holdings Inc.	9	1,672
Home Depot, Inc., The	42	14,396
Hyatt Hotels Corporation - Class A	2	287
International Game Technology PLC	28	758
Jack in the Box Inc.	13	1,026
KB Home	8	480
Kohl's Corporation	52	1,502
Kontoor Brands, Inc.	15	956
Las Vegas Sands Corp.	29	1,434
Laureate Education, Inc. - Class A	28	385
La-Z-Boy Incorporated	15	542
LCI Industries	2	296
Lear Corporation	9	1,253
Leggett & Platt, Incorporated	26	676
Lennar Corporation - Class A	10	1,450
Light & Wonder, Inc. (a)	4	345
Lithia Motors, Inc. - Class A	4	1,366
Lowe`s Companies, Inc.	32	7,034
M.D.C. Holdings, Inc.	16	909
M/I Homes, Inc. (a)	5	734
Macy's, Inc.	63	1,276
Marriott International, Inc. - Class A	13	2,836
McDonald's Corporation	50	14,860
Meritage Homes Corporation	7	1,303
MGM Resorts International (a)	9	422
Murphy USA Inc.	9	3,327
Newell Brands Inc.	10	83
Nike, Inc. - Class B	64	6,969
Nordstrom, Inc. (b)	29	541
NVR, Inc. (a)	—	2,100
Ollie's Bargain Outlet Holdings, Inc. (a)	3	219
O'Reilly Automotive, Inc. (a)	9	8,220
Penske Automotive Group, Inc.	8	1,248
Pool Corporation	4	1,482
PulteGroup, Inc.	29	3,027
PVH Corp.	10	1,272
Qurate Retail, Inc. - Series A (a)	133	116
Ralph Lauren Corporation - Class A	5	672
Ross Stores, Inc.	12	1,696
Royal Caribbean Cruises Ltd. (a)	8	1,044
Sally Beauty Holdings, Inc. (a)	54	711
Service Corporation International	18	1,223
Signet Jewelers Limited	11	1,197
Skechers U.S.A., Inc. - Class A (a)	7	408
Sonic Automotive, Inc. - Class A	6	361
Starbucks Corporation	65	6,206
Steven Madden, Ltd.	15	627
Strategic Education, Inc.	5	495
Taylor Morrison Home II Corporation - Class A (a)	35	1,844
Tempur Sealy International, Inc.	23	1,169
Texas Roadhouse, Inc. - Class A	6	766
The Buckle, Inc.	12	577
The Cheesecake Factory Incorporated	7	240
The Gap, Inc.	93	1,947
The Goodyear Tire & Rubber Company (a)	90	1,291
The ODP Corporation (a)	12	682
The Wendy's Company	62	1,209
Thor Industries, Inc.	17	2,060
TJX Companies, Inc., The	82	7,706
Toll Brothers, Inc.	15	1,591
TopBuild Corp. (a)	1	563
Tractor Supply Company	7	1,437
TRI Pointe Homes Holdings, Inc. (a)	31	1,108
Ulta Beauty, Inc. (a)	3	1,284
Urban Outfitters, Inc. (a)	27	975
V.F. Corporation	20	372
Vail Resorts, Inc.	5	1,161
Valvoline, Inc. (a)	24	910
Vista Outdoor Inc. (a)	9	269
Visteon Corporation (a)	7	860
Vitamin Oldco Holdings, Inc. (a) (d)	6	—
Whirlpool Corporation	11	1,388
Williams-Sonoma, Inc.	17	3,466
Worthington Industries, Inc.	8	482
Wyndham Hotels & Resorts, Inc.	7	565
Yum! Brands, Inc.	28	3,625
		267,246
Industrials 12.1%
3M Company	60	6,553
A. O. Smith Corporation	31	2,584
AAR Corp. (a)	8	473
ABM Industries Incorporated	18	813
Acuity Brands, Inc.	5	965
AECOM	14	1,265
AGCO Corporation	6	669
Allison Systems, Inc.	25	1,466
American Woodmark Corporation (a)	4	414
AMETEK, Inc.	8	1,377
APi Group Corp (a)	22	745
Apogee Enterprises, Inc.	6	310
Applied Industrial Technologies, Inc.	3	495
Arcbest Corporation	3	335
Arcosa, Inc.	9	733
Armstrong World Industries, Inc.	6	634
Automatic Data Processing, Inc.	13	2,956
Avis Budget Group, Inc.	18	3,278
Boise Cascade Company	13	1,649
Booz Allen Hamilton Holding Corporation - Class A	31	4,028
Broadridge Financial Solutions, Inc.	19	3,900
Builders FirstSource, Inc. (a)	4	741
BWXT Government Group, Inc.	21	1,591
C.H. Robinson Worldwide, Inc.	24	2,109
Caci International Inc. - Class A (a)	5	1,574
Carrier Global Corporation	52	2,966
Caterpillar Inc.	18	5,235
Cintas Corporation	6	3,444
Clean Harbors, Inc. (a)	3	440
Comfort Systems USA, Inc.	3	576
Copart, Inc. (a)	85	4,161
CoreCivic, Inc. (a)	40	581
CSG Systems International, Inc.	5	261
CSX Corporation	100	3,469
Cummins Inc.	10	2,428
Curtiss-Wright Corporation	6	1,392
Donaldson Company, Inc.	13	862
Eaton Corporation Public Limited Company	15	3,521
EMCOR Group, Inc.	2	437
Emerson Electric Co.	27	2,659
Encore Wire Corporation	5	995
Equifax Inc.	6	1,414
Expeditors International of Washington, Inc. - Class A	19	2,362
Fastenal Company	19	1,199
FedEx Corporation	8	2,142
Flowserve Corporation	6	232
Fortune Brands Innovations, Inc.	5	361
Franklin Electric Co., Inc.	4	407

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
FTI Consulting, Inc. (a)	8	1,563
GATX Corporation	5	641
Generac Holdings Inc. (a)	6	744
General Electric Company	127	16,169
Genpact Limited	39	1,342
GMS Inc. (a)	7	601
Graco Inc.	17	1,518
Granite Construction Incorporated	11	585
GXO Logistics Inc. (a)	5	334
Healthcare Services Group, Inc. (a)	36	376
HEICO Corporation	5	908
Hexcel Corporation	16	1,175
HNI Corporation	9	361
Howmet Aerospace Inc.	38	2,060
Hub Group, Inc. - Class A (a)	7	635
Hubbell Incorporated	4	1,346
Huntington Ingalls Industries, Inc.	1	381
IDEX Corporation	7	1,553
Illinois Tool Works Inc.	22	5,747
Ingersoll Rand Inc.	20	1,540
Insperity, Inc.	3	331
ITT Inc.	11	1,338
J.B. Hunt Transport Services, Inc.	3	568
JELD-WEN Holding, Inc. (a)	24	450
KBR, Inc.	13	745
Kirby Corporation (a)	3	214
Knight-Swift Transportation Holdings Inc. - Class A	3	175
L3Harris Technologies, Inc.	14	2,960
Landstar System, Inc.	9	1,824
Leidos Holdings, Inc.	11	1,150
Lennox International Inc.	8	3,405
Lincoln Electric Holdings, Inc.	10	2,207
Lockheed Martin Corporation	25	11,501
ManpowerGroup Inc.	13	1,047
Masco Corporation	15	1,000
Masterbrand, Inc. (a)	33	492
Matson Intermodal - Paragon, Inc.	6	624
Maximus, Inc.	10	846
MDU Resources Group, Inc.	48	953
Mine Safety Appliances Company, LLC	2	393
Moog Inc. - Class A	4	649
MSC Industrial Direct Co., Inc. - Class A	19	1,876
Mueller Industries, Inc.	28	1,307
Nordson Corporation	3	727
Northrop Grumman Corporation	12	5,509
Now, Inc. (a)	29	323
Nvent Electric Public Limited Company	8	482
Old Dominion Freight Line, Inc.	4	1,464
Openlane, Inc. (a)	19	287
Oshkosh Corporation	16	1,711
Otis Worldwide Corporation	37	3,312
Owens Corning	8	1,178
PACCAR Inc	19	1,839
Parker-Hannifin Corporation	5	2,162
Parsons Corporation (a)	7	449
Paychex, Inc.	9	1,084
Pentair Public Limited Company	29	2,114
Primoris Services Corporation	16	524
Quanta Services, Inc.	13	2,838
Republic Services, Inc.	8	1,349
Resideo Technologies, Inc. (a)	28	525
Robert Half Inc.	9	830
Rockwell Automation, Inc.	4	1,300
Rollins, Inc.	19	839
Rush Enterprises, Inc. - Class A	11	562
Ryder System, Inc.	14	1,640
Saia, Inc. (a)	1	575
Schneider National, Inc. - Class B	17	421
Simpson Manufacturing Co., Inc.	4	806
SiteOne Landscape Supply, Inc. (a)	2	322
SkyWest, Inc. (a)	15	796
Snap-on Incorporated	2	566
Stanley Black & Decker, Inc.	6	545
Steelcase Inc. - Class A	38	519
Stericycle, Inc. (a)	10	487
Terex Corporation	26	1,470
Tetra Tech, Inc.	2	396
Textron Inc.	7	561
The Boeing Company (a)	22	5,797
The GEO Group, Inc. (a) (b)	59	635
The Greenbrier Companies, Inc.	12	517
The Timken Company	10	778
Toro Company, The	18	1,704
TransDigm Group Incorporated	3	2,600
Trinet Group, Inc. (a)	4	526
Trinity Industries, Inc.	17	460
Uber Technologies, Inc. (a)	73	4,477
UFP Industries, Inc.	14	1,716
U-Haul Holding Company (a) (b)	12	887
Unifirst Corporation	3	463
Union Pacific Corporation	37	9,070
United Airlines Holdings, Inc. (a)	8	322
United Parcel Service, Inc. - Class B	43	6,818
United Rentals, Inc.	2	1,416
Verisk Analytics, Inc.	21	4,993
W. W. Grainger, Inc.	5	3,932
Waste Management, Inc.	15	2,662
Watsco, Inc.	9	3,681
Watts Water Technologies, Inc. - Class A	1	251
Werner Enterprises, Inc.	24	1,022
WESCO International, Inc.	15	2,595
Westinghouse Air Brake Technologies Corporation	6	795
Woodward, Inc.	3	380
XPO, Inc. (a)	6	488
Xylem Inc.	10	1,087
		259,419
Consumer Staples 11.3%
Albertsons Companies, Inc. - Class A	12	272
Altria Group, Inc.	275	11,099
Archer-Daniels-Midland Company	104	7,541
B&G Foods, Inc.	31	321
BJ's Wholesale Club Holdings, Inc. (a)	4	246
Brown-Forman Corporation - Class B	30	1,733
Cal-Maine Foods, Inc.	16	914
Campbell Soup Company	16	689
Casey's General Stores, Inc.	9	2,569
Central Garden & Pet Company - Class A (a)	8	352
Church & Dwight Co., Inc.	18	1,694
Coca-Cola Consolidated, Inc.	1	482
Colgate-Palmolive Company	62	4,949
Conagra Brands, Inc.	38	1,094
Constellation Brands, Inc. - Class A	7	1,594
Costco Wholesale Corporation	17	11,273
Dollar General Corporation	18	2,502
Dollar Tree, Inc. (a)	11	1,560
Edgewell Personal Care Colombia S A S	16	581
Flowers Foods, Inc.	40	895
General Mills, Inc.	45	2,944
Herbalife Nutrition Ltd. (a)	29	442
Hormel Foods Corporation	16	509
Ingles Markets, Incorporated - Class A	3	250
Ingredion Incorporated	13	1,370
J&J Snack Foods Corp.	2	328
Kellanova	33	1,852
Keurig Dr Pepper Inc.	51	1,696
Kimberly-Clark Corporation	32	3,854
Kraft Foods Group, Inc.	108	3,992
Lamb Weston Holdings, Inc.	20	2,212
Lancaster Colony Corporation	4	732
McCormick & Company, Incorporated	17	1,151
Molson Coors Beverage Company - Class B	50	3,045
Mondelez International, Inc. - Class A	81	5,851
Monster Beverage 1990 Corporation (a)	68	3,928
National Beverage Corp. (a)	5	268
Nomad Foods Limited (a)	27	462
Nu Skin Enterprises, Inc. - Class A	23	446
PepsiCo, Inc.	106	17,992
Performance Food Group Company (a)	19	1,336
Philip Morris International Inc.	172	16,151

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Post Holdings, Inc. (a)	10	904
PriceSmart, Inc.	9	664
Procter & Gamble Company, The	133	19,428
Seaboard Corporation	—	171
Spartannash Company	8	193
Sprouts Farmers Market, Inc. (a)	68	3,263
Sysco Corporation	25	1,797
Target Corporation	105	15,005
The Andersons, Inc.	7	428
The Boston Beer Company, Inc. - Class A (a)	1	457
The Clorox Company	17	2,398
The Coca-Cola Company	246	14,526
The Hershey Company	8	1,531
The J. M. Smucker Company	10	1,309
The Kroger Co.	159	7,288
Treehouse Foods, Inc. (a)	13	531
Tyson Foods, Inc. - Class A	60	3,245
United Natural Foods, Inc. (a)	30	491
Universal Corporation	5	314
US Foods Holding Corp. (a)	38	1,732
Vector Group Ltd.	27	304
Walgreens Boots Alliance, Inc.	398	10,388
Walmart Inc.	206	32,471
Weis Markets, Inc.	4	237
		242,246
Communication Services 6.6%
AT&T Inc.	1,422	23,869
Cinemark Holdings, Inc. (a)	31	437
Clear Channel Outdoor Holdings, Inc. (a)	168	306
Comcast Corporation - Class A	380	16,648
Electronic Arts Inc.	18	2,417
Former Charter Communications Parent, Inc. - Class A (a)	24	9,142
Fox Corporation - Class A	43	1,283
John Wiley & Sons, Inc. - Class A	11	347
Liberty Broadband Corporation - Series C (a)	8	658
Liberty Global Ltd. - Class C (a)	133	2,475
Liberty Latin America Ltd. - Class C (a)	37	269
Lumen Technologies Inc. (a) (b)	266	487
Meta Platforms, Inc. - Class A (a)	116	40,886
Netflix, Inc. (a)	16	7,667
News Corporation - Class A	58	1,413
Nexstar Media Group, Inc. - Class A	5	807
Omnicom Group Inc.	28	2,445
Paramount Global - Class B	40	596
Pinterest, Inc. - Class A (a)	30	1,094
Roku Inc. - Class A (a)	6	545
Scholastic Corporation	9	334
Snap Inc. - Class A (a)	47	790
Take-Two Interactive Software, Inc. (a)	16	2,578
TEGNA Inc.	89	1,360
Telephone and Data Systems, Inc.	54	997
The Interpublic Group of Companies, Inc.	45	1,459
The New York Times Company - Class A	20	962
T-Mobile USA, Inc.	25	3,984
Verizon Communications Inc.	375	14,123
Yelp Inc. (a)	23	1,066
		141,444
Energy 5.5%
Antero Resources Corporation (a)	18	409
Apa Corp.	8	285
Archrock, Inc.	40	611
Baker Hughes Company - Class A	157	5,378
ChampionX Corporation	9	272
Chevron Corporation	120	17,925
Civitas Resources, Inc.	4	246
CNX Resources Corporation (a)	53	1,061
ConocoPhillips	37	4,271
CVR Energy, Inc.	8	247
Delek US Holdings, Inc.	31	791
Equitrans Midstream Corporation	46	468
Exxon Mobil Corporation	190	19,013
Halliburton Company	29	1,032
Helmerich & Payne, Inc.	16	572
HF Sinclair Corporation	10	543
Kinder Morgan, Inc.	42	737
Marathon Oil Corporation	75	1,806
Marathon Petroleum Corporation	127	18,779
Murphy Oil Corporation	19	799
Nabors Industries Ltd. (a)	3	232
NOV Inc.	62	1,266
Occidental Petroleum Corporation	39	2,339
Oceaneering International, Inc. (a)	34	728
Patterson-UTI Energy, Inc.	30	324
PBF Energy Inc. - Class A	44	1,935
Peabody Energy Corporation	39	940
Permian Resources Corporation - Class A	48	653
Phillips 66	115	15,335
Range Resources Corporation	32	986
Schlumberger Limited	48	2,505
SM Energy Company	12	483
Targa Resources Corp.	13	1,115
TechnipFMC PLC	82	1,655
Transocean Ltd. (a) (e)	36	231
Valero Energy Corporation	84	10,891
World Kinect Corporation	23	517
		117,380
Materials 3.4%
Alcoa Corporation	16	549
Amcor Pty Ltd	83	797
AptarGroup, Inc.	13	1,554
ATI Inc. (a)	17	760
Avery Dennison Corporation	8	1,526
Axalta Coating Systems Ltd. (a)	32	1,074
Ball Corporation	11	623
Berry Global Group, Inc.	17	1,126
Cabot Corporation	8	702
Carpenter Technology Corporation	16	1,134
Celanese Corporation - Class A	10	1,616
Commercial Metals Company	24	1,180
Corteva, Inc.	14	694
Crown Holdings, Inc.	15	1,386
DuPont de Nemours, Inc.	41	3,155
Eagle Materials Inc.	6	1,182
Eastman Chemical Company	10	940
Graphic Packaging Holding Company	83	2,043
Greif, Inc. - Class A	6	394
Huntsman Corporation	38	965
Innospec Inc.	3	339
International Flavors & Fragrances Inc.	1	107
International Paper Company	25	903
Kaiser Aluminum Corporation	4	258
Legacy Vulcan Corp.	5	1,081
Linde Public Limited Company	18	7,261
Louisiana-Pacific Corporation (W VA)	12	859
LyondellBasell Industries N.V. - Class A	62	5,941
Martin Marietta Materials, Inc.	2	1,127
MOS Holdings Inc.	32	1,144
NewMarket Corporation	1	671
Newmont Corporation	46	1,923
Nucor Corporation	21	3,635
O-I Glass, Inc. (a)	76	1,245
Olin Corporation	16	843
Packaging Corporation of America	1	231
PPG Industries, Inc.	10	1,538
Reliance Steel & Aluminum Co.	11	2,990
Royal Gold, Inc.	4	509
RPM International Inc.	25	2,815
Sealed Air Corporation	37	1,344
Sensient Technologies Corporation	9	566
Silgan Holdings Inc.	22	985
Sonoco Products Company	19	1,080
Southern Copper Corporation	3	219
Steel Dynamics, Inc.	6	664
Stepan Company	3	318
Sylvamo Corporation	11	553
The Chemours Company	15	485
The Scotts Miracle-Gro Company	17	1,083

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
The Sherwin-Williams Company	5	1,716
United States Steel Corporation	40	1,953
Warrior Met Coal, Inc.	28	1,686
WestRock Company	44	1,827
Worthington Steel, Inc.	7	191
		73,490
Real Estate 1.7%
American Homes 4 Rent - Class A	19	680
Americold Realty Trust, Inc.	25	754
Apple Hospitality REIT, Inc.	44	733
Camden Property Trust	9	888
COPT Defense Properties	16	401
Cubesmart, L.P.	16	741
DiamondRock Alpharetta Tenant, LLC	51	480
DigitalBridge Group, Inc. - Class A	51	899
EastGroup Properties, Inc.	3	556
Equinix, Inc.	4	3,547
Equity Commonwealth	22	426
Equity Lifestyle Properties, Inc.	8	563
Extra Space Storage Inc.	7	1,107
First Industrial Realty Trust, Inc.	8	410
Gaming and Leisure Properties, Inc.	25	1,254
Healthcare Realty Trust Incorporated - Class A	30	522
Host Hotels & Resorts, Inc.	11	208
Invitation Homes Inc.	47	1,590
Iron Mountain Incorporated	26	1,832
Jones Lang LaSalle Incorporated (a)	4	726
Lamar Advertising Company - Class A	8	822
LXP Industrial Trust	41	407
Omega Healthcare Investors, Inc.	12	369
Paramount Group, Inc.	63	324
Park Hotels & Resorts Inc.	69	1,051
Physicians Realty Trust	33	439
Rayonier Inc.	15	514
Realogy Holdings Corp. (a)	58	473
RLJ III-EM Columbus Lessee, LLC	57	664
SBA Communications Corporation - Class A	1	339
Service Properties Trust	38	326
Simon Property Group, Inc.	26	3,639
SITE Centers Corp.	31	427
SL Green Realty Corp. (b)	15	694
STAG Industrial, Inc.	14	534
Sun Communities, Inc.	8	1,125
Sunstone Hotel Investors, Inc.	31	331
Tanger Inc.	15	412
The Macerich Company	73	1,129
UDR, Inc.	18	682
Veris Residential, Inc.	24	376
VICI Properties Inc.	15	477
Vornado Realty Trust	7	184
W.P. Carey Inc.	18	1,152
Xenia Hotels & Resorts, Inc.	27	372
Zillow Group, Inc. - Class C (a)	9	495
		36,074
Utilities 0.5%
Atmos Energy Corporation	13	1,537
Avista Corporation	13	478
Constellation Energy Group, Inc.	12	1,368
Evergy, Inc.	6	305
Exelon Corporation	59	2,124
National Fuel Gas Company	14	680
NRG Energy, Inc.	14	728
Ormat Technologies, Inc.	4	307
PNM Resources, Inc.	12	508
The AES Corporation	43	831
Vistra Corp.	60	2,322
		11,188
Total Common Stocks (cost $1,829,566)		2,131,680
SHORT TERM INVESTMENTS 0.4%
Investment Companies 0.4%
JNL Government Money Market Fund - Class I, 5.22% (c) (f)	8,003	8,003
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (c) (f)	1,048	1,048
Total Short Term Investments (cost $9,051)		9,051
Total Investments 100.0% (cost $1,838,617)		2,140,731
Other Derivative Instruments (0.0)%		(48)
Other Assets and Liabilities, Net 0.0%		639
Total Net Assets 100.0%		2,141,322

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(f) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/RAFI Multi-Factor U.S. Equity Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
Jackson Financial Inc. - Class A	299	680	1	46	—	456	1,434	0.1
JNL Government Money Market Fund, 5.22% - Class I	1,310	198,382	191,689	218	—	—	8,003	0.4
JNL Government Money Market Fund, 5.32% - Class SL	—	18,101	17,053	15	—	—	1,048	—
JNL Securities Lending Collateral Fund - Institutional Class	1,416	7,788	9,204	13	—	—	—	—
The Bank of New York Mellon Corporation	2,643	1,612	628	115	(78)	645	4,194	0.2
	5,668	226,563	218,575	407	(78)	1,101	14,679	0.7

JNL/RAFI Multi-Factor U.S. Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Transocean Ltd.	06/18/21	141	231	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/RAFI Multi-Factor U.S. Equity Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 Index	37	March 2024	8,881	(23)	37
S&P Midcap 400 Index	10	March 2024	2,814	(25)	(5)
				(48)	32

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/RAFI Multi-Factor U.S. Equity Fund
Assets - Securities
Common Stocks	2,131,680	—	—	2,131,680
Short Term Investments	9,051	—	—	9,051
	2,140,731	—	—	2,140,731
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	37	—	—	37
	37	—	—	37
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(5)	—	—	(5)
	(5)	—	—	(5)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Balanced Fund
COMMON STOCKS 65.3%
Information Technology 14.0%
Accenture Public Limited Company - Class A	2	699
Adobe Inc. (a)	1	639
Advanced Micro Devices, Inc. (a)	5	720
Amphenol Corporation - Class A	6	617
Analog Devices, Inc.	2	427
Apple Inc.	66	12,663
Applied Materials, Inc.	5	809
Arista Networks, Inc. (a)	1	119
ASML Holding N.V. - ADR	1	1,063
ASML Holding N.V.	2	1,745
Atlassian Corporation - Class A (a)	1	265
Autodesk, Inc. (a)	—	49
Bill Holdings, Inc. (a)	2	158
Broadcom Inc.	2	2,466
Cadence Design Systems, Inc. (a)	1	194
Cisco Systems, Inc.	5	230
Confluent, Inc. - Class A (a)	4	85
CrowdStrike Holdings, Inc. - Class A (a)	1	156
Datadog, Inc. - Class A (a)	1	153
DocuSign, Inc. (a)	5	269
Entegris, Inc.	2	216
Fair Isaac Corporation (a)	—	59
First Solar, Inc. (a)	—	23
Fortinet, Inc. (a)	3	169
Gen Digital Inc.	6	139
Hamamatsu Photonics K.K.	9	348
Intel Corporation	15	774
Intuit Inc.	2	1,309
KLA Corporation	1	320
Lam Research Corporation	1	1,151
Largan Precision Co., Ltd.	2	187
Lattice Semiconductor Corporation (a)	1	41
Marvell Technology, Inc.	1	66
Micron Technology, Inc.	7	613
Microsoft Corporation	43	16,084
MongoDB, Inc. - Class A (a)	1	414
Monolithic Power Systems, Inc.	1	521
Murata Manufacturing Co., Ltd.	27	569
NTT DATA Corporation	61	864
NVIDIA Corporation	15	7,192
NXP Semiconductors N.V.	9	1,990
OMRON Corporation	5	242
On Semiconductor Corporation (a)	1	72
Palo Alto Networks, Inc. (a)	—	106
Pure Storage, Inc. - Class A (a)	3	120
Qualcomm Incorporated	9	1,240
Renesas Electronics Corporation (a)	23	419
Roper Technologies, Inc.	1	751
Salesforce, Inc. (a)	4	1,180
Samsara Inc. - Class A (a)	1	43
Samsung Electronics Co Ltd	19	1,184
SAP SE	7	1,111
ServiceNow, Inc. (a)	3	1,813
Shopify Inc. - Class A (a)	6	471
Snowflake Inc. - Class A (a)	1	167
Synopsys, Inc. (a)	2	1,126
Taiwan Semiconductor Manufacturing Company Limited - ADR	2	237
Taiwan Semiconductor Manufacturing Company Limited	93	1,792
TE Connectivity Ltd. (b)	5	760
Teledyne Technologies Incorporated (a)	—	143
Telefonaktiebolaget LM Ericsson - Class B	98	616
Texas Instruments Incorporated	8	1,351
The Descartes Systems Group Inc. (a)	1	79
Tokyo Electron Limited	4	747
Western Digital Corporation (a)	2	110
Workday, Inc. - Class A (a)	—	45
Zebra Technologies Corporation - Class A (a)	—	41
Zscaler, Inc. (a)	—	103
		72,644
Financials 10.6%
Adyen N.V. (a) (b)	—	344
AIA Group Limited	81	710
American Express Company	6	1,205
American International Group, Inc.	5	359
ANZ Group Holdings Limited	24	415
Apollo Global Management, Inc.	1	85
Ares Management Corporation - Class A	1	88
AXA	43	1,392
Bank of America Corporation	57	1,916
Berkshire Hathaway Inc. - Class B (a)	10	3,507
BlackRock, Inc.	—	100
BNP Paribas	10	665
Bridgepoint Group PLC (b)	77	274
Brookfield Corporation - Class A	14	573
Cboe Global Markets, Inc.	—	77
Challenger Limited	41	180
Chubb Limited	7	1,614
Citigroup Inc.	6	310
CME Group Inc. - Class A	3	713
Corebridge Financial, Inc.	20	438
DBS Group Holdings Ltd	18	444
Definity Financial Corporation	8	230
Discover Financial Services	1	101
DNB Bank ASA	53	1,115
East West Bancorp, Inc.	3	226
Equitable Holdings, Inc.	3	112
Erste Group Bank AG	5	194
Fifth Third Bancorp	5	172
Fiserv, Inc. (a)	15	2,005
FleetCor Technologies, Inc. (a)	2	470
Global Payments Inc.	2	293
HDFC Bank Limited	28	584
Huntington Bancshares Incorporated	8	103
ING Groep N.V.	80	1,199
Intercontinental Exchange, Inc.	2	221
Intesa Sanpaolo SPA	128	375
J.P. Morgan Chase & Co.	19	3,301
Julius Bar Gruppe AG - Class N	9	487
K.K.R. Co., Inc. - Class A	1	66
Lloyds Banking Group PLC	849	516
LPL Financial Holdings Inc.	—	68
Macquarie Group Limited	4	461
Mandatum Holding Oy (a)	16	74
MarketAxess Holdings Inc.	—	29
Marsh & Mclennan Companies, Inc.	3	661
MasterCard Incorporated - Class A	6	2,612
MetLife, Inc.	17	1,106
Mitsubishi HC Capital Inc.	44	295
Mitsubishi UFJ Financial Group Inc	78	670
Moody's Corporation	—	75
Morgan Stanley	6	575
MSCI Inc. - Class A	—	127
Munchener Ruckversicherungs-Gesellschaft Aktiengesellschaft in Munchen - Class N	4	1,456
National Bank of Canada	12	926
Ping An Insurance (Group) Company of China, Ltd. - Class H	28	125
RenaissanceRe Holdings Ltd	1	142
S&P Global Inc.	2	725
Sampo Oyj - Class A	17	757
Standard Chartered PLC	36	307
Storebrand ASA	59	520
Sumitomo Mitsui Trust Bank, Limited	13	249
Sun Life Financial Inc.	14	712
Svenska Handelsbanken AB - Class A	67	724
Synchrony Financial	—	15
The Allstate Corporation	5	660
The Bank of New York Mellon Corporation	2	115
The Charles Schwab Corporation	21	1,425
The Goldman Sachs Group, Inc.	3	1,184
The Hartford Financial Services Group, Inc.	8	634
The PNC Financial Services Group, Inc.	4	570
The Progressive Corporation	4	670
The Travelers Companies, Inc.	5	1,028

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Tokio Marine Holdings, Inc.	33	821
Tradeweb Markets Inc. - Class A	1	45
Truist Financial Corporation	2	55
United Overseas Bank Limited	33	701
Visa Inc. - Class A	14	3,520
Wells Fargo & Company	32	1,583
Western Alliance Bancorporation	1	39
XP Inc. - Class A	10	256
Zurich Insurance Group AG - Class N	2	926
		54,822
Health Care 7.9%
Abbott Laboratories	2	227
AbbVie Inc.	3	520
Agilent Technologies, Inc.	1	187
Alcon AG	5	398
Align Technology, Inc. (a)	—	54
Amgen Inc.	4	1,124
Astellas Pharma Inc.	66	792
AstraZeneca PLC - ADR	34	2,307
Avantor, Inc. (a)	1	26
Baxter International Inc.	2	93
Bayer Aktiengesellschaft - Class N	12	457
Becton, Dickinson and Company	1	340
Biogen Inc. (a)	—	127
BioMarin Pharmaceutical Inc. (a)	—	29
Bio-Techne Corporation	1	69
Boston Scientific Corporation (a)	2	123
Bristol-Myers Squibb Company	2	116
Cardinal Health, Inc.	—	20
Catalent, Inc. (a)	1	58
Cencora, Inc.	7	1,495
Centene Corporation (a)	—	22
CVS Health Corporation	1	71
Danaher Corporation	5	1,234
DexCom, Inc. (a)	1	141
Edwards Lifesciences Corporation (a)	2	129
Elekta AB (publ) - Class B	41	338
Elevance Health, Inc.	6	2,711
Eli Lilly and Company	6	3,390
EssilorLuxottica	3	575
Evotec SE (a)	9	220
Fresenius SE & Co. KGaA	16	484
GE HealthCare Technologies Inc.	9	659
Genmab A/S (a) (c)	1	346
Gilead Sciences, Inc.	1	96
GSK PLC - ADR	13	463
HCA Healthcare, Inc.	2	663
Hologic, Inc. (a)	2	107
Humana Inc.	2	818
Icon Public Limited Company (a)	—	65
Intuitive Surgical, Inc. (a)	4	1,423
IQVIA Holdings Inc (a)	—	24
Johnson & Johnson	10	1,549
Koninklijke Philips N.V. (a)	24	569
McKesson Corporation	1	231
Medtronic, Inc.	7	571
Merck & Co., Inc.	13	1,393
Moderna, Inc. (a)	—	22
Molina Healthcare, Inc. (a)	—	72
Novartis AG - Class N	14	1,372
Novo Nordisk A/S - ADR	1	77
Novo Nordisk A/S - Class B	12	1,259
Otsuka Holdings Co., Ltd.	6	232
Penumbra, Inc. (a)	—	24
Pfizer Inc.	4	129
Regeneron Pharmaceuticals, Inc. (a)	—	145
Repligen Corporation (a)	—	29
Sanofi	14	1,394
Siemens Healthineers AG (b)	14	817
Stryker Corporation	2	688
Teleflex Incorporated	1	169
Tenet Healthcare Corporation (a)	6	482
The Cigna Group	1	308
Thermo Fisher Scientific Inc.	4	1,906
UnitedHealth Group Incorporated	7	3,582
Veeva Systems Inc. - Class A (a)	1	145
Vertex Pharmaceuticals Incorporated (a)	1	330
Viatris Inc.	12	131
Zimmer Biomet Holdings, Inc.	1	173
Zoetis Inc. - Class A	4	738
		41,078
Consumer Discretionary 6.4%
Airbnb, Inc. - Class A (a)	—	39
Alibaba Group Holding Limited - ADR	2	148
Amadeus IT Holding, S.A. (b)	7	489
Amazon.com, Inc. (a)	57	8,651
Aptiv PLC (a)	1	123
Autoliv, Inc. - SDR	6	604
AutoZone, Inc. (a)	—	732
Bath & Body Works, Inc.	1	39
Booking Holdings Inc. (a)	—	1,692
Burlington Stores, Inc. (a)	—	66
Carvana Co. - Class A (a)	4	199
Chipotle Mexican Grill, Inc. (a)	—	926
Compass Group PLC	36	983
DENSO Corporation	42	633
Doordash, Inc. - Class A (a)	2	194
Dowlais Group PLC	113	154
Dr. Martens PLC	7	8
General Motors Company	2	86
H World Group Limited	4	13
Hilton Worldwide Holdings Inc.	3	503
Home Depot, Inc., The	3	1,111
Honda Motor Co., Ltd.	21	214
InterContinental Hotels Group PLC	—	32
Kering	1	432
Kingfisher PLC	226	701
Kyoritsu Maintenance Co., Ltd.	—	17
Las Vegas Sands Corp.	3	131
Lowe`s Companies, Inc.	1	137
Lululemon Athletica Canada Inc. (a)	1	494
Magna International Inc.	10	617
Marriott International, Inc. - Class A	—	108
McDonald's Corporation	4	1,164
Moncler S.p.A.	9	544
Next PLC	6	611
Nike, Inc. - Class B	5	514
Norwegian Cruise Line Holdings Ltd. (a)	11	220
NVR, Inc. (a)	—	196
O'Reilly Automotive, Inc. (a)	—	182
Panasonic Holdings Corporation	47	467
Persimmon Public Limited Company	22	397
Rivian Automotive, Inc. - Class A (a) (c)	3	68
Ross Stores, Inc.	5	635
Royal Caribbean Cruises Ltd. (a)	1	169
Samsonite International S.A. (a) (b)	92	301
Service Corporation International	4	276
Sony Group Corporation	9	892
Stanley Electric Co., Ltd.	11	214
Starbucks Corporation	1	143
Suzuki Motor Corporation	10	436
Tesla Inc. (a)	12	3,098
TJX Companies, Inc., The	5	493
Toyota Motor Corporation	62	1,136
Tractor Supply Company	1	202
Ulta Beauty, Inc. (a)	1	421
Wynn Resorts, Limited	1	80
		33,135
Industrials 6.1%
3M Company	1	68
ABB Ltd - Class N	24	1,081
AMETEK, Inc.	4	669
Ashtead Group Public Limited Company	10	692
Broadridge Financial Solutions, Inc.	1	114
Bunzl Public Limited Company	11	451
Canadian National Railway Company	1	141
Canadian Pacific Kansas City Limited	1	53
Carrier Global Corporation	9	525

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Caterpillar Inc.	—	111
Central Japan Railway Company	13	318
Cintas Corporation	—	245
Copart, Inc. (a)	3	137
CSX Corporation	39	1,352
Cummins Inc.	4	840
DCC Public Limited Company	6	468
Deere & Company	1	429
Dover Corporation	1	149
Element Fleet Management Corp.	50	809
Emerson Electric Co.	—	11
Equifax Inc.	—	67
ESAB Corporation	—	26
FedEx Corporation	1	154
General Dynamics Corporation	3	738
General Electric Company	16	2,014
Honeywell International Inc.	2	368
Howmet Aerospace Inc.	2	114
Hubbell Incorporated	—	37
Huntington Ingalls Industries, Inc.	—	62
IDEX Corporation	2	515
Ingersoll Rand Inc.	2	163
J.B. Hunt Transport Services, Inc.	—	61
Johnson Controls International Public Limited Company	1	61
Kion Group AG	8	323
L3Harris Technologies, Inc.	4	816
Legrand	7	770
Lockheed Martin Corporation	—	82
Melrose Industries PLC	93	672
Mitsubishi Corporation	31	497
Mitsubishi Electric Corporation	57	812
Norfolk Southern Corporation	3	637
Northrop Grumman Corporation	1	392
Old Dominion Freight Line, Inc.	1	523
Otis Worldwide Corporation	1	56
PACCAR Inc	1	57
Prysmian S.p.A.	16	741
Quanta Services, Inc.	—	30
Recruit Holdings Co., Ltd.	15	637
Republic Services, Inc.	—	65
Rockwell Automation, Inc.	—	54
RTX Corporation	2	168
Safran	4	722
Saia, Inc. (a)	—	126
Sandvik Aktiebolag	29	619
Schneider Electric SE	—	34
Siemens Aktiengesellschaft - Class N	16	3,034
SiteOne Landscape Supply, Inc. (a)	—	16
SMC Corporation	1	268
Sociedad Quimica Y Minera De Chile S.A. - Series B - ADR	1	54
Southwest Airlines Co.	2	68
Stanley Black & Decker, Inc.	3	249
Sumitomo Corporation	28	611
TechnoPro Holdings, Inc. (c)	17	456
Teleperformance SE	2	304
The Boeing Company (a)	2	572
THK Co.Ltd.	11	223
Trane Technologies Public Limited Company	—	50
TransDigm Group Incorporated	—	381
Uber Technologies, Inc. (a)	5	302
Union Pacific Corporation	4	995
United Airlines Holdings, Inc. (a)	1	29
United Rentals, Inc.	—	30
Veralto Corporation	4	299
Waste Connections, Inc.	1	160
Westinghouse Air Brake Technologies Corporation	7	855
WillScot Mobile Mini Holdings Corp. - Class A (a)	—	18
Worley Limited	48	572
		31,422
Communication Services 4.5%
Alphabet Inc. - Class A (a)	17	2,314
Alphabet Inc. - Class C (a)	49	6,839
AT&T Inc.	2	35
Cellnex Telecom, S.A. (b)	1	28
Comcast Corporation - Class A	8	354
CyberAgent, Inc.	43	267
Former Charter Communications Parent, Inc. - Class A (a)	—	62
KT Corporation	15	408
Meta Platforms, Inc. - Class A (a)	16	5,653
NAVER Corporation	2	318
Netflix, Inc. (a)	3	1,611
Nippon Telegraph and Telephone Corporation	1,129	1,378
Sea Limited - Class A - ADR (a)	3	132
Tencent Holdings Limited	4	166
T-Mobile USA, Inc.	14	2,200
Verizon Communications Inc.	3	127
Vodafone Group Public Limited Company - ADR	38	332
Walt Disney Company, The	3	233
WPP 2012 Limited	65	625
Z Holdings Corporation	84	298
		23,380
Consumer Staples 4.2%
Altria Group, Inc.	1	49
Barry Callebaut AG - Class N	—	380
Colgate-Palmolive Company	12	989
Constellation Brands, Inc. - Class A	1	139
Costco Wholesale Corporation	1	581
Diageo PLC	20	739
Dollar General Corporation	4	552
Dollar Tree, Inc. (a)	—	21
e.l.f. Beauty, Inc. (a)	—	48
Heineken N.V.	8	801
Kenvue Inc.	63	1,359
Keurig Dr Pepper Inc.	6	207
Kirin Holdings Company, Ltd (c)	18	270
Kraft Foods Group, Inc.	8	291
L'Oreal	2	918
Mondelez International, Inc. - Class A	23	1,696
Monster Beverage 1990 Corporation (a)	2	117
Nestle S.A. - Class N	23	2,611
PepsiCo, Inc.	4	728
Philip Morris International Inc.	16	1,532
Procter & Gamble Company, The	14	2,015
Seven & I Holdings Co., Ltd.	18	713
Sysco Corporation	1	84
Target Corporation	1	157
The Clorox Company	—	7
The Coca-Cola Company	17	972
Tyson Foods, Inc. - Class A	1	32
Unilever PLC	33	1,605
Walmart Inc.	10	1,507
Welcia Holdings Co., Ltd.	7	128
Wilmar International Limited	196	530
		21,778
Materials 3.9%
Adriatic Metals PLC - CDI (a)	16	44
Agnico Eagle Mines Limited	2	96
Agnico Eagle Mines Limited	2	90
Akzo Nobel N.V.	7	553
Alamos Gold Inc - Class A	6	78
Alamos Gold Inc - Class A	3	38
Alcoa Corporation	1	21
Aluminium Bahrain B.S.C	11	34
Aluminum Corporation of China Limited - Class H	18	9
Amcor Pty Ltd - CDI	18	176
Anglo American Platinum	2	84
Anglo American PLC	7	183
Antofagasta PLC	28	594
ArcelorMittal	3	95
ARE Holdings, Inc.	—	6
Asahi Kasei Corporation	44	323
Avery Dennison Corporation	—	77
B2Gold Corp.	8	24
Ball Corporation	3	147
Barrick Gold Corporation	3	61
BASF SE - Class N	9	461

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Bellevue Gold Limited (a)	29	34
BHP Group Limited	38	1,283
BHP Group Limited	20	679
BlueScope Steel Limited	1	19
Boliden AB (a)	3	104
Capricorn Metals Limited (a)	14	45
Centamin PLC	20	25
Central Asia Metals PLC	7	16
CF Industries Holdings, Inc.	2	177
Champion Iron Limited	5	28
China Hongqiao Group Limited (c)	12	9
Cleveland-Cliffs Inc. (a)	1	30
Commercial Metals Company	1	25
Covestro AG (a) (b)	9	517
Emerald Resources NL (a)	54	110
Endeavour Mining Corporation	5	103
ERO Copper Corp. (a)	6	87
Filo Corp. (a) (c)	2	25
First Quantum Minerals Ltd	3	25
Franco-Nevada Corporation	2	263
Franco-Nevada Corporation	3	285
Freeport-McMoRan Inc.	29	1,228
G Mining Ventures Corp. (a)	18	19
Glencore PLC	50	300
Grupo Mexico, S.A.B. de C.V. - Class B	13	70
H.B. Fuller Company	—	34
Hindalco Industries Limited	2	18
Hoa Phat Group Joint Stock Company	127	147
Huntsman Corporation	1	31
IGO Limited	51	311
Impala Platinum Holdings Limited	12	62
Industrias Penoles, S.A.B. de C.V. (a)	2	32
International Flavors & Fragrances Inc.	—	25
Ivanhoe Electric Inc. (a)	5	55
Ivanhoe Mines Ltd - Class A (a) (c)	18	179
Johnson Matthey PLC	16	351
Joint Stock Company Alrosa (Public Joint Stock Company) (a) (b) (d)	40	—
K92 Mining Inc. (a)	9	42
Karora Resources Inc. (a) (c)	18	68
Kinross Gold Corporation	4	23
Korea Zinc Co., Ltd.	—	28
L'Air Liquide, societe anonyme pour l'Etude et l'Exploitation des procedes Georges Claude	5	963
Legacy Vulcan Corp.	1	158
LG Chem, Ltd.	—	31
Linde Public Limited Company	5	1,923
Louisiana-Pacific Corporation (W VA)	1	39
Lundin Gold Inc.	3	33
Martin Marietta Materials, Inc.	—	215
Newmont Corporation - CDI	2	87
Newmont Corporation	3	131
NGEx Minerals Ltd. (a) (c)	3	15
Nippon Steel Corporation	6	130
Norsk Hydro ASA	18	122
Northam Platinum Limited	8	65
Northern Star Resources Ltd	20	187
Nucor Corporation	2	320
Nutrien Ltd.	5	306
Osisko Gold Royalties Ltd	3	37
Osisko Mining Inc. (a)	21	42
Packaging Corporation of America	1	88
Pilbara Minerals Limited (c)	168	455
Public Joint Stock Company Polyus (a) (b) (d)	—	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel (a) (b) (d)	—	—
Red 5 Limited (a)	89	19
Reliance Steel & Aluminum Co.	1	180
Rio Tinto Limited	1	132
Rio Tinto PLC	3	201
Royal Gold, Inc.	—	24
RPM International Inc.	1	87
Shin-Etsu Chemical Co., Ltd.	2	79
Sibanye Stillwater	32	43
Skeena Resources Limited (a) (c)	5	26
Snowline Gold Corp. (a)	3	9
South32 Limited	132	298
Southern Copper Corporation	3	270
SSAB AB - Class A	4	34
Steel Dynamics, Inc.	3	364
Stora Enso Oyj - Class R	35	485
Teck Resources Limited - Class B (c)	3	145
The Sherwin-Williams Company	2	594
Tosoh Corporation	4	55
Umicore	13	365
Vale S.A. - ADR	16	252
voestalpine AG	1	31
Warrior Met Coal, Inc.	—	29
Wesdome Gold Mines Ltd (a)	16	90
West Fraser Timber Co. Ltd.	1	75
West Fraser Timber Co. Ltd.	1	55
WestRock Company	1	57
Wheaton Precious Metals Corp.	5	226
Wheaton Precious Metals Corp.	7	345
Zijin Mining Group Co., Ltd. - Class H	20	33
		20,056
Energy 3.4%
Baker Hughes Company - Class A	2	66
BP P.L.C. - ADR	4	147
Cameco Corporation	2	80
Canadian Natural Resources Limited	2	140
ChampionX Corporation	1	33
Chesapeake Energy Corporation	1	59
Chevron Corporation	10	1,557
ConocoPhillips	15	1,714
Diamondback Energy, Inc.	3	464
Enbridge Inc.	4	138
EOG Resources, Inc.	3	351
EQT Corporation	26	987
Equinor ASA	42	1,329
Equitrans Midstream Corporation	4	37
Expro Group Holdings N.V. (a)	1	20
Exxon Mobil Corporation	20	1,949
Galp Energia, SGPS, S.A.	3	51
Halliburton Company	30	1,067
Hess Corporation	2	270
Kinder Morgan, Inc.	29	520
Kosmos Energy Ltd. (a)	8	57
Marathon Petroleum Corporation	2	333
NAC Kazatomprom JSC - GDR (b)	1	50
Noble Corporation PLC	1	46
NOV Inc.	4	76
OMV Aktiengesellschaft	1	50
Phillips 66	1	96
Pioneer Natural Resources Company	1	334
Range Resources Corporation	24	735
Schlumberger Limited	25	1,300
Seadrill Limited (a)	1	33
Shell PLC - Class A	6	196
Shell PLC - Class A - ADR	12	815
Southwestern Energy Company (a)	7	49
Suncor Energy Inc.	3	108
Suncor Energy Inc.	1	45
Targa Resources Corp.	1	59
TechnipFMC PLC	4	89
Tenaris S.A. - ADR	1	42
The Williams Companies, Inc.	13	448
TotalEnergies SE	26	1,749
Valero Energy Corporation	1	164
		17,853
Real Estate 2.8%
Acadia Realty Trust	7	127
Alexandria Real Estate Equities, Inc.	1	81
American Homes 4 Rent - Class A	8	271
American Tower Corporation	3	729
Apple Hospitality REIT, Inc.	6	107
AvalonBay Communities, Inc.	2	385
Big Yellow Group PLC	3	42
Boardwalk Real Estate Investment Trust	1	43

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Camden Property Trust	1	121
Canadian Apartment Properties Real Estate Investment Trust	1	35
Capitaland Group Pte. Ltd.	49	76
CBRE Group, Inc. - Class A (a)	1	93
Comforia Residential REIT, Inc	—	20
CoStar Group, Inc. (a)	1	66
Crown Castle Inc.	1	108
Cubesmart, L.P.	4	167
Derwent London PLC	2	62
Douglas Emmett, Inc.	3	50
EastGroup Properties, Inc.	1	140
Equinix, Inc.	1	795
Equity Lifestyle Properties, Inc.	10	679
Equity Residential	4	257
Essex Property Trust, Inc.	2	386
Extra Space Storage Inc.	3	415
Federal Realty Investment Trust	—	20
Gaming and Leisure Properties, Inc.	2	103
Gecina	1	74
Goodman Funding Pty Ltd	6	103
Granite Real Estate Investment Trust	1	29
Great Portland Estates PLC	38	202
Healthcare Realty Trust Incorporated - Class A	5	80
Hoshino Resorts REIT, Inc.	—	24
Host Hotels & Resorts, Inc.	3	63
Industrial & Infrastructure Fund Investment Corporation.	—	24
Invincible Investment Corporation	—	62
KATITAS Co., Ltd.	3	40
Kerry Properties Limited	12	21
Kilroy Realty Corporation	2	93
KRC Interim Corp.	3	72
LEG Immobilien SE (a)	1	88
Mapletree Industrial Trust	20	38
Mitsui Fudosan Co., Ltd.	39	944
Mitsui Fudosan Logistics Park Inc. (c)	—	58
Nexus Select Trust	17	28
Pebblebrook Hotel Trust (c)	3	42
ProLogis Inc.	11	1,484
Public Storage Operating Company	4	1,206
Rayonier Inc.	2	57
Regency Centers Corporation	5	304
Rexford Industrial Realty, Inc.	7	388
SBA Communications Corporation - Class A	1	167
Scentre Group Limited	314	638
SEGRO Public Limited Company	6	70
Shurgard Self Storage Limited	2	77
Simon Property Group, Inc.	3	467
SL Green Realty Corp. (c)	1	28
StorageVault Canada Inc.	7	29
Sun Communities, Inc.	1	132
Sun Hung Kai Properties Limited	8	81
Terreno Realty Corporation	3	200
The Unite Group PLC	3	40
Tokyo Tatemono Co., Ltd.	2	36
TOKYU REIT, Inc.	—	21
Ventas, Inc.	4	212
Warehouses De Pauw	2	58
Welltower OP LLC	6	497
Weyerhaeuser Company	18	619
Wharf Real Estate Investment Company Limited	14	47
		14,321
Utilities 1.5%
Ameren Corporation	9	680
Beijing Enterprises Holdings Limited	45	155
CenterPoint Energy, Inc.	2	60
CMS Energy Corporation	2	142
Constellation Energy Group, Inc.	10	1,171
Dominion Energy, Inc.	7	329
Electric Power Development Co., Ltd. - Class D	22	350
Engie	67	1,176
Evergy, Inc.	—	15
FirstEnergy Corp.	9	315
National Grid PLC	56	754
NextEra Energy, Inc.	21	1,272
NiSource Inc.	1	24
NRG Energy, Inc.	3	166
PG&E Corporation	20	354
PPL Corporation	3	81
The Southern Company	9	619
		7,663
Total Common Stocks (cost $280,135)		338,152
GOVERNMENT AND AGENCY OBLIGATIONS 18.5%
Mortgage-Backed Securities 8.1%
Federal Home Loan Mortgage Corporation
3.50%, 06/01/33 - 12/01/47	139	133
3.00%, 11/01/34 - 09/01/52	887	797
1.50%, 02/01/36 - 04/01/37	225	197
2.00%, 08/01/36 - 05/01/52	3,639	3,006
2.50%, 04/01/37 - 05/01/52	2,608	2,238
4.00%, 06/01/37 - 02/01/50	343	328
5.00%, 12/01/41 - 10/01/51	272	273
5.50%, 05/01/44 - 08/01/53	293	294
4.50%, 05/01/50	25	25
Federal National Mortgage Association, Inc.
2.50%, 01/01/32 - 05/01/52	5,239	4,540
3.00%, 11/01/33 - 02/01/52	4,170	3,803
3.50%, 12/01/33 - 10/01/52	2,755	2,582
2.00%, 05/01/36 - 04/01/52	7,709	6,445
1.50%, 04/01/37 - 01/01/42	774	660
4.00%, 06/01/37 - 09/01/52	1,691	1,622
5.00%, 06/01/40 - 10/01/53	464	468
4.50%, 04/01/41 - 07/01/53	1,710	1,676
6.00%, 07/01/41 - 10/01/53	751	773
5.50%, 05/01/44 - 03/01/53	345	351
6.50%, 11/01/53 (e)	300	308
TBA, 5.00%, 01/15/54 (e)	595	589
TBA, 5.50%, 01/15/54 (e)	155	156
TBA, 6.00%, 01/15/54 (e)	195	198
Government National Mortgage Association
1.50%, 05/20/37	147	128
3.50%, 08/20/42 - 01/20/49	1,216	1,147
3.00%, 05/15/43 - 06/20/52	1,726	1,567
4.50%, 07/20/45 - 04/20/53	679	670
4.00%, 09/20/45 - 10/20/52	1,024	985
5.50%, 03/20/48 - 03/20/49	135	138
5.00%, 05/20/48 - 06/20/49	206	207
2.50%, 08/20/50 - 01/20/52	2,172	1,902
2.00%, 03/20/51 - 03/20/52	2,221	1,879
TBA, 5.00%, 01/15/54 (e)	390	388
TBA, 5.50%, 01/15/54 (e)	845	850
TBA, 6.00%, 01/15/54 (e)	220	224
TBA, 6.50%, 01/15/54 (e)	200	205
		41,752
U.S. Treasury Note 6.0%
Treasury, United States Department of
3.88%, 04/30/25 - 08/15/33	2,930	2,909
0.25%, 08/31/25	100	93
0.38%, 11/30/25	305	283
0.88%, 06/30/26	6,780	6,270
0.75%, 08/31/26	1,750	1,605
1.88%, 02/28/27 - 02/15/32	4,530	4,223
2.75%, 07/31/27	1,375	1,320
4.13%, 09/30/27 - 10/31/27	4,905	4,938
3.63%, 05/31/28	3,825	3,787
4.00%, 06/30/28	3,560	3,578
4.38%, 11/30/28	650	666
0.63%, 05/15/30	700	572
1.25%, 08/15/31	760	630
		30,874
U.S. Treasury Bond 2.9%
Treasury, United States Department of
4.50%, 05/15/38	2,320	2,469
1.13%, 05/15/40	790	510
1.88%, 02/15/41 - 02/15/51	2,195	1,478
1.75%, 08/15/41	615	429
3.13%, 11/15/41	485	423

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
3.88%, 02/15/43 - 05/15/43	1,525	1,460
4.75%, 11/15/43 - 11/15/53	390	424
3.00%, 08/15/48 (f)	4,675	3,820
2.00%, 02/15/50 - 08/15/51	2,360	1,552
1.25%, 05/15/50	300	162
1.38%, 08/15/50	380	213
2.38%, 05/15/51	125	90
4.00%, 11/15/52	585	580
3.63%, 02/15/53 - 05/15/53	1,720	1,597
		15,207
Municipal 0.6%
American Municipal Power, Inc.
6.45%, 02/15/44	250	277
Bay Area Toll Authority
6.91%, 10/01/50	235	296
Bayhealth Medical Center, Inc.
3.41%, 07/01/51	320	235
California, State of
7.55%, 04/01/39	240	303
Central Texas Regional Mobility Authority
3.17%, 01/01/41	300	230
Chicago Transit Authority
6.90%, 12/01/40	281	321
Dallas/Fort Worth International Airport
2.99%, 11/01/38	160	134
3.09%, 11/01/40	260	208
Municipal Electric Authority of Georgia
6.66%, 04/01/57	332	377
Oregon Department of Transportation
1.76%, 11/15/32	190	152
Texas A&M University
3.33%, 05/15/39	250	213
Trustees of the California State University
2.80%, 11/01/41	350	257
		3,003
Commercial Mortgage-Backed Securities 0.5%
Federal Home Loan Mortgage Corporation
Series A2-K753, REMIC, 4.40%, 10/25/30	730	727
Series A2-K137, REMIC, 2.35%, 11/25/31 (g)	1,195	1,028
Series K-A2-150, REMIC, 3.71%, 09/25/32 (g)	515	487
Series K-A2-156, REMIC, 4.43%, 02/25/33 (g)	410	408
		2,650
Sovereign 0.3%
Gobierno Federal de los Estados Unidos Mexicanos
2.66%, 05/24/31	200	169
3.50%, 02/12/34	360	305
Government of the Province of Manitoba
2.60%, 04/16/24	176	174
4.30%, 07/27/33	155	154
Government of the Republic of Panama
3.30%, 01/19/33	350	278
The Province of British Columbia, Government of
4.20%, 07/06/33	303	300
		1,380
Collateralized Mortgage Obligations 0.1%
Connecticut Avenue Securities Trust 2021-R01
Series 2022-1M1-R01, REMIC, 6.34%, (SOFR 30-Day Average + 1.00%), 12/26/41 (g)	38	38
Connecticut Avenue Securities Trust 2023-R04
Series 2023-1M1-R04, REMIC, 7.64%, (SOFR 30-Day Average + 2.30%), 05/26/43 (g)	256	261
Federal Home Loan Mortgage Corporation
Series 2021-M2-DNA3, REMIC, 7.44%, (SOFR 30-Day Average + 2.10%), 10/25/33 (g)	85	85
Series 2021-M1-DNA7, REMIC, 6.18%, (SOFR 30-Day Average + 0.85%), 11/25/41 (g)	131	131
Interest Only, Series IO-4977, REMIC, 4.50%, 05/25/50	59	11
Government National Mortgage Association
Series 2022-LM-63, REMIC, 3.50%, 10/20/50	110	91
		617
U.S. Treasury Inflation Indexed Securities 0.0%
Treasury, United States Department of
0.13%, 10/15/25 - 04/15/27 (h)	99	94
1.63%, 10/15/27 (h)	20	20
1.25%, 04/15/28 (h)	57	56
0.63%, 07/15/32 (h)	1	1
1.13%, 01/15/33 (h)	10	9
1.38%, 07/15/33 (h)	15	14
0.75%, 02/15/42 (h)	5	4
1.50%, 02/15/53 (h)	12	11
		209
Total Government And Agency Obligations (cost $102,947)		95,692
CORPORATE BONDS AND NOTES 11.5%
Financials 3.2%
ABN AMRO Bank N.V.
4.75%, 07/28/25 (i)	325	319
AerCap Ireland Capital Designated Activity Company
5.75%, 06/06/28	350	358
6.15%, 09/30/30	150	158
AIB Group Public Limited Company
6.61%, 09/13/29 (i)	200	211
Alliant Holdings Intermediate, LLC
7.00%, 01/15/31 (i)	240	253
American Express Company
6.49%, 10/30/31	335	363
Aretec Escrow Issuer 2 Inc
10.00%, 08/15/30 (i)	227	241
AssuredPartners, Inc.
5.63%, 01/15/29 (i)	265	247
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico
5.38%, 04/17/25 (i)	155	154
Banco Santander, S.A.
3.49%, 05/28/30 (j)	200	180
Bank of America Corporation
2.65%, 03/11/32	250	211
2.68%, 06/19/41	340	244
4.33%, 03/15/50	175	154
Barclays PLC
2.85%, 05/07/26 (j)	250	241
2.28%, 11/24/27 (j)	200	183
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
4.38%, 04/10/24 (i)	275	274
BNP Paribas
2.22%, 06/09/26 (i) (j)	245	234
BroadStreet Partners, Inc.
5.88%, 04/15/29 (i)	260	244
CaixaBank, S.A.
6.84%, 09/13/34 (i)	230	243
Capital One Financial Corporation
3.65%, 05/11/27	240	229
Chubb INA Holdings Inc.
4.35%, 11/03/45	100	94
Citigroup Inc.
6.17%, 05/25/34	135	139
CNO Global Funding
2.65%, 01/06/29 (i)	445	386
Corebridge Financial, Inc.
4.40%, 04/05/52	415	348
Credit Acceptance Corporation
9.25%, 12/15/28 (i)	220	235
Daimler Trucks Finance North America LLC
3.65%, 04/07/27 (i)	230	222
Discover Bank
2.70%, 02/06/30	250	212
Fifth Third Bancorp
6.34%, 07/27/29	55	57
FirstCash Holdings, Inc.
5.63%, 01/01/30 (i)	280	268
Fiserv, Inc.
3.20%, 07/01/26	110	106
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Ford Motor Credit Company LLC
4.00%, 11/13/30	200	179
7.12%, 11/07/33	200	215
General Motors Financial Company, Inc.
2.40%, 04/10/28	325	292
HSBC Holdings PLC
2.21%, 08/17/29 (j)	200	174
7.40%, 11/13/34	200	219
ING Groep N.V.
6.11%, 09/11/34 (j)	200	210
J.P. Morgan Chase & Co.
3.63%, 12/01/27	300	289
5.30%, 07/24/29	355	360
2.96%, 05/13/31	110	97
LPL Holdings, Inc.
4.00%, 03/15/29 (i)	15	14
4.38%, 05/15/31 (i)	127	115
Mercedes-Benz Finance North America LLC
4.80%, 03/30/26 (i)	170	170
Mitsubishi UFJ Financial Group Inc
2.19%, 02/25/25	400	387
Moody's Corporation
2.00%, 08/19/31	310	258
Morgan Stanley
3.13%, 07/27/26	275	263
3.22%, 04/22/42	300	232
National Bank of Canada
5.60%, 12/18/28	385	395
National Securities Clearing Corporation
1.50%, 04/23/25 (i)	355	340
Nationwide Building Society
1.50%, 10/13/26 (i)	380	345
OneMain Finance Corporation
7.88%, 03/15/30	240	247
Osaic Holdings, Inc.
10.75%, 08/01/27 (c) (i)	235	239
PACCAR Financial Corp.
5.20%, 11/09/26	350	358
PennyMac Financial Services, Inc.
7.88%, 12/15/29 (i)	198	204
PRA Group, Inc.
5.00%, 10/01/29 (c) (i)	232	190
Rocket Mortgage, LLC
4.00%, 10/15/33 (i)	292	250
Santander Holdings USA, Inc.
2.49%, 01/06/28	190	173
Santander UK Group Holdings PLC
2.47%, 01/11/28 (j)	200	183
Standard Chartered PLC
1.82%, 11/23/25 (i)	200	193
2.61%, 01/12/28 (i)	200	183
State Street Corporation
5.16%, 05/18/34 (c)	205	207
Sumitomo Mitsui Financial Group, Inc.
5.46%, 01/13/26	200	202
Teachers Insurance & Annuity Association of America
4.27%, 05/15/47 (i)	400	348
The Bank of New York Mellon Corporation
6.47%, 10/25/34	225	249
The Goldman Sachs Group, Inc.
3.85%, 01/26/27	550	535
UBS Group AG
4.13%, 09/24/25 (i) (j)	375	367
VistaJet Malta Finance P.L.C.
6.38%, 02/01/30 (c) (i)	355	248
Wells Fargo & Company
2.39%, 06/02/28	155	142
6.30%, 10/23/29	210	222
3.07%, 04/30/41	535	405
Willis North America Inc.
4.50%, 09/15/28	195	190
		16,697
Consumer Discretionary 1.7%
Adient Global Holdings Ltd
4.88%, 08/15/26 (i)	270	265
Amazon.com, Inc.
3.88%, 08/22/37	225	209
American Honda Finance Corporation
5.65%, 11/15/28	200	209
AutoZone, Inc.
3.13%, 04/18/24	145	144
5.05%, 07/15/26	315	317
Bath & Body Works, Inc.
5.25%, 02/01/28	180	178
6.63%, 10/01/30 (i)	58	59
Caesars Entertainment, Inc.
7.00%, 02/15/30 (i)	360	370
Carnival Corporation
5.75%, 03/01/27 (i)	255	248
6.00%, 05/01/29 (i)	365	351
Carnival Holdings Bermuda Ltd.
10.38%, 05/01/28 (i)	70	76
Carvana Co.
12.00%, 12/01/28 (i) (k)	28	24
13.00%, 06/01/30 (i) (k)	42	35
14.00%, 06/01/31 (i) (k)	50	43
Clarios Global LP
8.50%, 05/15/27 (i)	235	237
Dornoch Debt Merger Subordinated Incorporated
6.63%, 10/15/29 (i)	266	240
EG Global Finance PLC
12.00%, 11/30/28 (i)	230	245
Expedia Group, Inc.
5.00%, 02/15/26	73	73
Hasbro, Inc.
3.00%, 11/19/24 (l)	155	152
3.55%, 11/19/26	235	223
Hyundai Capital America
1.65%, 09/17/26 (i)	245	223
6.50%, 01/16/29 (i)	70	74
Jaguar Land Rover Automotive PLC
5.50%, 07/15/29 (i)	265	257
LGI Homes, Inc.
8.75%, 12/15/28 (i)	240	255
Life Time, Inc.
5.75%, 01/15/26 (i)	174	173
LSF9 Atlantis Holdings, LLC
7.75%, 02/15/26 (i)	455	436
Magic Mergeco, Inc.
7.88%, 05/01/29 (i)	275	175
Majordrive Holdings IV, LLC
6.38%, 06/01/29 (i)	310	269
Marriott International, Inc.
4.65%, 12/01/28	305	303
Mohawk Industries, Inc.
5.85%, 09/18/28	160	166
O'Reilly Automotive, Inc.
5.75%, 11/20/26	60	61
3.60%, 09/01/27	150	145
Six Flags Operations Inc.
7.25%, 05/15/31 (c) (i)	230	231
Spectrum Management Holding Company, LLC
6.55%, 05/01/37	425	418
Staples, Inc.
7.50%, 04/15/26 (i)	140	131
Tempur Sealy International, Inc.
3.88%, 10/15/31 (i)	148	125
TJX Companies, Inc., The
1.60%, 05/15/31	155	128
Victoria's Secret & Co.
4.63%, 07/15/29 (i)	278	232
Volkswagen Group of America, Inc.
6.45%, 11/16/30 (i)	400	426
Warnermedia Holdings, Inc.
5.05%, 03/15/42	335	296

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
White Cap Parent, LLC
8.25%, 03/15/26 (i) (k)	310	310
Yum! Brands, Inc.
3.63%, 03/15/31	255	230
		8,762
Energy 1.2%
Apa Infrastructure Limited
4.25%, 07/15/27 (i)	225	219
Ascent Resources - Utica, LLC
8.25%, 12/31/28 (i)	120	121
5.88%, 06/30/29 (i)	120	112
Boardwalk Pipelines, LP
4.45%, 07/15/27	100	98
Canadian Natural Resources Limited
2.95%, 07/15/30	170	149
Civitas Resources, Inc.
8.75%, 07/01/31 (i)	225	239
Comstock Resources, Inc.
6.75%, 03/01/29 (i)	245	225
CVR Energy, Inc.
8.50%, 01/15/29 (i)	270	269
Enbridge Inc.
4.25%, 12/01/26	275	271
6.20%, 11/15/30	40	43
Encino Acquisition Partners Holdings, LLC
8.50%, 05/01/28 (i)	270	267
Energy Transfer LP
5.25%, 04/15/29	120	121
3.75%, 05/15/30	75	70
6.55%, 12/01/33	100	108
EQM Midstream Partners, LP
4.50%, 01/15/29 (i)	145	137
4.75%, 01/15/31 (i)	125	117
Harvest Midstream I, L.P.
7.50%, 09/01/28 (i)	130	130
Hess Corporation
4.30%, 04/01/27	150	148
Hess Infrastructure Partners LP
4.25%, 02/15/30 (i)	85	79
Kinetik Holdings LP
6.63%, 12/15/28 (i)	300	306
NGL Energy Operating LLC
7.50%, 02/01/26 (i)	325	328
PBF Holding Company LLC
7.88%, 09/15/30 (i)	235	239
Permian Resources Operating, LLC
7.00%, 01/15/32 (i)	220	227
Pioneer Natural Resources Company
1.13%, 01/15/26	115	107
5.10%, 03/29/26	55	55
Sabine Pass Liquefaction, LLC
4.50%, 05/15/30	55	54
Saudi Arabian Oil Company
2.88%, 04/16/24 (i)	455	450
Sunoco LP
4.50%, 05/15/29 - 04/30/30	255	237
Tallgrass Energy Partners, LP
6.00%, 12/31/30 (i)	230	216
TotalEnergies Capital International
2.99%, 06/29/41	265	205
Weatherford International Ltd.
8.63%, 04/30/30 (i)	236	246
Williams Partners L.P.
5.10%, 09/15/45	175	165
Woodside Finance Limited
3.70%, 09/15/26 (i)	475	457
		6,215
Health Care 1.0%
AbbVie Inc.
3.20%, 05/14/26	300	291
4.70%, 05/14/45	100	95
4.25%, 11/21/49	195	174
Alcon Finance Corporation
2.60%, 05/27/30 (i)	265	230
Banner Health
1.90%, 01/01/31	70	58
Bayer US Finance LLC
6.38%, 11/21/30 (i)	200	205
Becton, Dickinson and Company
3.70%, 06/06/27	180	174
2.82%, 05/20/30	140	125
Biogen Inc.
2.25%, 05/01/30	320	273
CommonSpirit Health
2.76%, 10/01/24	105	103
2.78%, 10/01/30	75	65
Community Health Systems, Inc.
5.25%, 05/15/30 (i)	105	88
CVS Health Corporation
5.05%, 03/25/48	475	444
Embecta Corp.
5.00%, 02/15/30 (i)	275	233
Heartland Dental, LLC
10.50%, 04/30/28 (i)	210	218
Herbalife International, Inc.
4.88%, 06/01/29 (i)	290	228
Humana Inc.
2.15%, 02/03/32	120	98
5.95%, 03/15/34	165	177
IQVIA Inc.
6.25%, 02/01/29 (i)	90	94
Northwell Health, Inc.
3.98%, 11/01/46	175	142
Pediatrix Medical Group, Inc.
5.38%, 02/15/30 (c) (i)	210	189
Perrigo Finance Unlimited Company
4.65%, 06/15/30 (l) (m)	315	286
Providence St. Joseph Health
3.93%, 10/01/48	550	431
Revvity, Inc.
1.90%, 09/15/28	210	182
Stanford Health Care
3.80%, 11/15/48	150	125
Thermo Fisher Scientific Inc.
2.80%, 10/15/41	155	118
UnitedHealth Group Incorporated
2.90%, 05/15/50	270	190
West Virginia Hospital Finance Authority
4.92%, 06/01/48	300	264
		5,300
Communication Services 0.9%
America Movil, S.A.B. De C.V.
2.88%, 05/07/30	250	224
AT&T Inc.
4.35%, 03/01/29	35	35
2.25%, 02/01/32	290	240
3.50%, 06/01/41	230	183
CCO Holdings, LLC
4.50%, 05/01/32	432	370
Charter Communications Operating, LLC
4.50%, 02/01/24	550	549
6.15%, 11/10/26	215	220
Comcast Corporation
2.65%, 02/01/30	70	63
3.90%, 03/01/38	200	179
Consolidated Communications, Inc.
6.50%, 10/01/28 (i)	285	247
Cox Communications, Inc.
2.95%, 10/01/50 (i)	295	190
DISH DBS Corporation
7.38%, 07/01/28	265	160
Dish Network Corporation
11.75%, 11/15/27 (i)	222	232
Ion Trading Technologies S.a r.l.
5.75%, 05/15/28 (i)	205	181
Match Group Holdings II, LLC
5.00%, 12/15/27 (i)	47	46

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Omnicom Group Inc.
3.65%, 11/01/24	100	99
Outfront Media Capital Corporation
7.38%, 02/15/31 (i)	290	306
Rogers Communications Inc.
4.50%, 03/15/42	315	278
Telesat Canada
6.50%, 10/15/27 (i)	194	91
T-Mobile USA, Inc.
5.75%, 01/15/34	220	233
Verizon Communications Inc.
2.65%, 11/20/40	135	98
4.00%, 03/22/50	150	124
Vodafone Group Public Limited Company
4.88%, 06/19/49	215	196
Weibo Corporation
3.50%, 07/05/24	355	351
		4,895
Industrials 0.8%
American Airlines, Inc.
5.75%, 04/20/29 (i)	320	312
ARD Finance S.A.
6.50%, 06/30/27 (i) (k)	400	187
Bombardier Inc.
7.88%, 04/15/27 (i)	245	245
Canadian National Railway Company
5.85%, 11/01/33	215	236
Canadian Pacific Kansas City Limited
1.75%, 12/02/26	105	97
2.88%, 11/15/29	210	189
3.50%, 05/01/50	180	139
Cornerstone Building Brands, Inc.
8.75%, 08/01/28 (i)	230	234
Deluxe Corporation
8.00%, 06/01/29 (i)	310	276
GATX Corporation
6.90%, 05/01/34	220	242
Graftech Global Enterprises Inc.
9.88%, 12/15/28 (c) (i)	120	93
Howard Midstream Energy Partners, LLC
6.75%, 01/15/27 (i)	235	234
Lockheed Martin Corporation
3.55%, 01/15/26	125	123
Republic Services, Inc.
3.38%, 11/15/27	100	96
RTX Corporation
3.20%, 03/15/24	350	348
SMBC Aviation Capital Finance Designated Activity Company
3.55%, 04/15/24 (i)	360	358
Trivium Packaging Finance B.V.
8.50%, 08/15/27 (i)	235	231
Waste Connections, Inc.
2.20%, 01/15/32	145	121
Waste Management, Inc.
4.88%, 02/15/34	250	255
		4,016
Real Estate 0.6%
Brixmor Operating Partnership LP
3.90%, 03/15/27	275	262
Brookfield Properties Retail Holding LLC
4.50%, 04/01/27 (i)	260	234
Crown Castle Inc.
2.25%, 01/15/31	185	153
2.10%, 04/01/31	255	208
Essex Portfolio, L.P.
3.38%, 04/15/26	525	507
Healthpeak OP, LLC
2.13%, 12/01/28	85	75
KRC Interim Corp.
3.30%, 02/01/25	150	147
ProLogis, L.P.
4.00%, 09/15/28	410	400
Public Storage Operating Company
1.95%, 11/09/28	125	112
Realty Income Corporation
2.20%, 06/15/28	75	67
Regency Centers, L.P.
3.60%, 02/01/27	100	96
Simon Property Group, L.P.
2.65%, 02/01/32	350	299
Ventas Realty, Limited Partnership
3.25%, 10/15/26	170	161
VICI Properties Inc.
4.13%, 08/15/30 (i)	380	346
W.P. Carey Inc.
3.85%, 07/15/29	150	141
		3,208
Utilities 0.6%
Ameren Corporation
5.70%, 12/01/26	215	220
American Electric Power Company, Inc.
5.20%, 01/15/29	310	314
Cameron LNG, LLC
2.90%, 07/15/31 (i)	55	48
3.70%, 01/15/39 (i)	50	42
Clearway Energy Operating LLC
3.75%, 02/15/31 (i)	208	183
CMS Energy Corporation
3.00%, 05/15/26	100	96
Duke Energy Progress, LLC
3.70%, 10/15/46	100	79
Enel Finance International N.V.
1.88%, 07/12/28 (i)	200	174
Eversource Energy
3.30%, 01/15/28	100	95
FirstEnergy Corp.
7.38%, 11/15/31	225	267
FirstEnergy Transmission, LLC
4.35%, 01/15/25 (i)	250	246
NextEra Energy Capital Holdings, Inc.
5.75%, 09/01/25 (m)	155	157
NiSource Finance Corp.
3.95%, 03/30/48	150	121
NRG Energy, Inc.
10.25%, (100, 03/15/28) (i) (n)	234	244
Pacific Gas And Electric Company
2.10%, 08/01/27	135	122
Talen Energy Supply, LLC
8.63%, 06/01/30 (i)	225	239
Vistra Corp.
8.00%, (100, 10/15/26) (i) (n)	242	241
Vistra Operations Company LLC
3.55%, 07/15/24 (i)	140	138
		3,026
Consumer Staples 0.6%
Altria Group, Inc.
2.35%, 05/06/25	20	19
5.80%, 02/14/39	200	204
Anheuser-Busch InBev Worldwide Inc.
5.45%, 01/23/39	275	290
B.A.T Capital Corporation
4.39%, 08/15/37	295	248
Coty Inc.
4.75%, 01/15/29 (i)	240	230
6.63%, 07/15/30 (i)	67	69
Nestle Holdings, Inc.
4.85%, 03/14/33 (i)	250	257
PECF USS Intermediate Holding III Corporation
8.00%, 11/15/29 (i)	265	119
RELX Capital Inc.
3.00%, 05/22/30	95	87
Ritchie Bros. Holdings Inc.
6.75%, 03/15/28 (i)	125	129
7.75%, 03/15/31 (i)	85	91
Sabre GLBL Inc.
11.25%, 12/15/27 (i)	350	343

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Sigma Holdco B.V.
7.88%, 05/15/26 (i)	450	403
Transurban Finance Company Pty Ltd
2.45%, 03/16/31 (i)	145	121
Triton Water Holdings Incorporated
6.25%, 04/01/29 (i)	330	290
Williams Scotsman, Inc.
7.38%, 10/01/31 (i)	65	69
		2,969
Materials 0.5%
Air Products and Chemicals, Inc.
1.50%, 10/15/25	15	14
Celulosa Arauco y Constitucion S.A.
4.20%, 01/29/30 (c) (i)	200	184
Corporacion Nacional del Cobre de Chile
3.00%, 09/30/29 (i)	305	272
Element Solutions Inc.
3.88%, 09/01/28 (i)	340	314
ERO Copper Corp.
6.50%, 02/15/30 (i)	255	225
First Quantum Minerals Ltd
6.88%, 10/15/27 (i)	245	208
GrafTech Finance Inc.
4.63%, 12/15/28 (i)	115	76
Legacy Vulcan Corp.
4.50%, 06/15/47	100	90
LYB International Finance II B.V.
3.50%, 03/02/27	325	313
Novelis Corporation
3.88%, 08/15/31 (i)	225	198
Nucor Corporation
3.95%, 05/01/28	250	244
Polar US Borrower, LLC
6.75%, 05/15/26 (i)	175	56
Scih Salt Holdings Inc.
6.63%, 05/01/29 (c) (i)	255	239
Sealed Air Corporation
7.25%, 02/15/31 (i)	155	164
		2,597
Information Technology 0.4%
Amphenol Corporation
4.75%, 03/30/26	25	25
2.20%, 09/15/31	90	76
Apple Inc.
2.95%, 09/11/49	200	147
Intuit Inc.
5.13%, 09/15/28	330	341
Microsoft Corporation
2.92%, 03/17/52	100	74
NXP B.V.
3.15%, 05/01/27	35	33
Roper Technologies, Inc.
3.80%, 12/15/26	375	367
Salesforce, Inc.
2.70%, 07/15/41	350	268
Veritas USA Inc.
7.50%, 09/01/25 (i)	350	288
ViaSat, Inc.
6.50%, 07/15/28 (i)	265	218
VMware, Inc.
1.40%, 08/15/26	320	293
		2,130
Total Corporate Bonds And Notes (cost $63,767)		59,815
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.6%
American Airlines, Inc. Class AA Pass Through Certificates, Series 2019-1
Series 2019-AA-1, REMIC, 3.15%, 02/15/32	316	275
Angel Oak Mortgage Trust 2020-2
Series 2021-A1-2, REMIC, 0.98%, 04/25/25 (g)	92	75
Angel Oak Mortgage Trust 2021-1
Series 2021-A1-1, REMIC, 0.91%, 02/25/25 (g)	96	81
Series 2021-A2-1, REMIC, 1.11%, 02/25/25 (g)	28	23
Angel Oak Mortgage Trust 2023-3
Series 2023-A1-3, REMIC, 4.80%, 09/26/67 (m)	178	174
Avis Budget Rental Car Funding (AESOP) LLC
Series 2018-A-2A, 4.00%, 03/20/24	198	197
Series 2019-B-2A, 3.55%, 09/20/24	165	163
Barclays Mortgage Loan Trust 2021-NQM1
Series 2021-A3-NQM1, REMIC, 2.19%, 09/25/51	99	84
BBCMS 2020-BID Mortgage Trust
Series 2020-A-BID, REMIC, 7.62%, (1 Month Term SOFR + 2.25%), 10/15/25 (g)	265	262
Benchmark 2023-V3 Mortgage Trust
Series 2023-A3-V3, REMIC, 6.36%, 07/17/28	272	285
BFLD Trust 2019-DPLO
Series 2019-C-DPLO, REMIC, 7.02%, (1 Month Term SOFR + 1.65%), 10/16/34 (g)	215	213
BIG Commercial Mortgage Trust 2022-BIG
Series 2022-A-BIG, REMIC, 6.70%, (1 Month Term SOFR + 1.34%), 02/15/24 (g)	355	347
BRE Grand Islander Timeshare Issuer 2019-A LLC
Series 2019-A-A, 3.28%, 09/26/33	29	28
BWAY Commercial Mortgage Trust 2022-26BW
Series 2022-A-26BW, REMIC, 3.40%, 02/12/32	215	167
BX Commercial Mortgage Trust 2022-LP2
Series 2022-C-LP2, REMIC, 6.92%, (1 Month Term SOFR + 1.56%), 02/15/24 (g)	126	122
BX Trust 2021-LGCY
Series 2021-C-LGCY, 6.48%, (1 Month Term SOFR + 0.00%), 10/15/36 (g)	295	283
CarMax Auto Owner Trust 2021-1
Series 2021-D-1, 1.28%, 02/17/25	130	121
Carmax Auto Owner Trust 2023-3
Series 2023-A3-3, 5.28%, 01/15/27	95	96
Series 2023-B-3, 5.47%, 02/15/29	80	80
Carvana Auto Receivables Trust 2021-P4
Series 2021-C-P4, 2.33%, 04/10/27	200	176
CF 2019-CF1 Mortgage Trust
Series 2019-65A-CF1, REMIC, 4.41%, 04/17/24	155	117
Chase Home Lending Mortgage Trust 2023-RPL1
Series 2023-A1-RPL1, REMIC, 3.50%, 06/25/62 (g)	315	283
CIFC Funding 2021-III Ltd
Series 2021-A-3A, 6.80%, (3 Month Term SOFR + 1.40%), 07/15/36 (g)	250	250
Citigroup Commercial Mortgage Trust
Series 2013-C-375P, REMIC, 3.52%, 05/11/35 (g)	100	91
COLT 2020-3 Mortgage Loan Trust
Series 2020-A1-3, REMIC, 1.51%, 04/27/65	10	9
COMM 2014-UBS2 Mortgage Trust
Series 2014-B-UBS2, REMIC, 4.70%, 02/12/24	400	380
COMM 2014-UBS5 Mortgage Trust
Series 2014-A4-UBS5, REMIC, 3.84%, 09/12/24	110	108
COMM 2015-CCRE23 Mortgage Trust
Series 2015-AM-CR23, REMIC, 3.80%, 04/11/25	330	318
Driven Brands Funding, LLC
Series 2020-A2-1A, 3.79%, 07/20/50	82	75
Dryden 77 CLO, Ltd.
Series 2020-AR-77A, 6.75%, (3 Month Term SOFR + 1.38%), 05/22/34 (g)	250	250
Elara HGV Timeshare Issuer 2023-A, LLC
Series 2023-A-A, 6.16%, 11/25/30	102	104
Series 2023-B-A, 6.53%, 11/25/30	93	94
Ellington Financial Mortgage Trust 2019-2
Series 2019-A3-2, REMIC, 3.05%, 11/25/59 (g)	16	15
Ellington Financial Mortgage Trust 2021-2
Series 2021-A1-2, REMIC, 0.93%, 06/25/66 (g)	58	47
Enterprise Fleet Financing 2023-2 LLC
Series 2023-A2-2, 5.56%, 10/20/26	335	336
Exeter Automobile Receivables Trust 2022-2
Series 2022-C-2A, 3.85%, 07/17/28	110	108

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Extended Stay America Trust 2021-ESH
Series 2021-B-ESH, REMIC, 6.86%, (1 Month Term SOFR + 1.49%), 07/15/38 (g)	121	119
Ford Credit Auto Owner Trust 2020-REV2
Series 2020-C-2, 1.74%, 10/15/25	170	158
Ford Credit Auto Owner Trust 2023-REV1
Series 2023-A-1, 4.85%, 02/15/28	285	286
GM Financial Automobile Leasing Trust 2023-1
Series 2023-C-1, 5.76%, 11/20/25	65	64
Grace Trust
Series 2020-C-GRCE, REMIC, 2.68%, 12/12/30 (g)	150	119
GS Mortgage-Backed Securities Trust 2020-INV1
Series 2020-A14-INV1, REMIC, 2.94%, 11/25/41 (g)	74	63
J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-609M
Series 2020-A-609M, REMIC, 7.06%, (1 Month Term SOFR + 1.48%), 10/17/33 (g)	250	236
J.P. Morgan Chase Commercial Mortgage Securities Trust 2022-OPO
Series 2022-B-OPO, REMIC, 3.38%, 01/08/27 (g)	100	79
JPMBB Commercial Mortgage Securities Trust 2014-C23
Series 2014-A5-C23, REMIC, 3.93%, 09/17/24	110	108
JPMCC Commercial Mortgage Securities Trust 2016-JP2
Series 2016-AS-JP2, REMIC, 3.06%, 07/17/26	435	393
Metlife Securitization Trust 2018-1
Series 2018-A-1A, REMIC, 3.75%, 09/25/29 (g)	111	106
MHC Commercial Mortgage Trust 2021-MHC
Series 2021-B-MHC, REMIC, 6.58%, (1 Month Term SOFR + 1.22%), 04/15/26 (g)	332	328
MidOcean Credit CLO XI Ltd
Series 2022-A1R-11A, 7.11%, (3 Month Term SOFR + 1.73%), 10/18/33 (g)	250	250
Morgan Stanley Capital I Trust 2014-150E
Series 2014-A-150E, REMIC, 3.91%, 09/11/24	220	172
Morgan Stanley Residential Mortgage Loan Trust 2020-1
Series 2023-A2-NQM1, REMIC, 7.53%, 09/25/68 (m)	98	100
Morgan Stanley Residential Mortgage Loan Trust 2021-2
Series 2021-A9-2, REMIC, 2.50%, 01/25/43	74	59
MVW 2019-2 LLC
Series 2019-A-2A, REMIC, 2.22%, 10/20/38	23	22
Navient Private Education REFI Loan Trust 2019-C
Series 2019-A2-CA, 3.13%, 07/15/28	62	60
Nelnet Student Loan Trust 2020-1
Series 2020-A-1A, 6.21%, (1 Month Term SOFR + 0.85%), 03/26/68 (g)	51	50
Nelnet Student Loan Trust 2021-C
Series 2021-AFX-CA, 1.32%, 04/20/62	207	186
New Residential Mortgage Loan Trust 2022-INV1
Series 2022-A4-INV1, REMIC, 3.00%, 07/25/43 (g)	190	157
NYO Commercial Mortgage Trust 2021-1290
Series 2021-C-1290, REMIC, 7.47%, (1 Month Term SOFR + 2.11%), 12/15/38 (g)	380	292
OBX 2019-EXP3 Trust
Series 2019-1A9-EXP3, REMIC, 3.50%, 09/25/59 (g)	16	15
Series 2019-2A2-EXP3, REMIC, 6.57%, (1 Month Term SOFR + 1.21%), 09/25/59 (g)	9	9
OBX 2020-EXP1 Trust
Series 2020-1A8-EXP1, REMIC, 3.50%, 01/25/60 (g)	56	49
Series 2020-2A2-EXP1, REMIC, 6.42%, (1 Month Term SOFR + 1.06%), 01/26/60 (g)	16	15
OBX 2023-NQM9 Trust
Series 2023-A2-NQM9, REMIC, 7.51%, 10/25/63 (m)	97	99
Octane Receivables Trust 2023-1
Series 2023-A-1A, 5.87%, 05/21/29	64	63
Palmer Square CLO 2020-3, Ltd.
Series 2020-A1R2-3A, 7.02%, 11/17/36 (g)	320	320
Palmer Square CLO Ltd
Series 2021-A-2A, 6.81%, (3 Month Term SOFR + 1.41%), 07/17/34 (g)	255	255
Progress Residential 2020-SFR1 Trust
Series 2020-C-SFR1, REMIC, 2.18%, 04/17/25	100	95
Provident Funding Mortgage Loan Trust
Series 2019-B1-1, REMIC, 3.19%, 11/25/36 (g)	231	192
PSMC 2021-2 Trust
Series 2021-A3-2, REMIC, 2.50%, 04/25/27 (g)	194	171
Santander Bank, N.A.
Series 2022-B-C, 6.45%, 12/15/32	177	178
SBA Towers, LLC
Series 2019-1C-1, 2.84%, 01/15/25	265	256
Servicemaster Brands L.L.C.
Series 2021-A2I-1, 2.87%, 07/30/28	167	145
SFO Commercial Mortgage Trust 2021-555
Series 2021-B-555, REMIC, 6.98%, (1 Month Term SOFR + 1.61%), 05/15/28 (g)	155	141
SMB Private Education Loan Trust 2016-B
Series 2016-A2B-B, 6.93%, (1 Month Term SOFR + 1.56%), 08/15/25 (g)	44	44
SMB Private Education Loan Trust 2020-A
Series 2020-A2A-A, 2.23%, 09/15/37	54	50
SMB Private Education Loan Trust 2021-A
Series 2021-APT1-A, 1.07%, 01/15/53	174	150
Starwood Mortgage Residential Trust 2019-INV1
Series 2019-A3-INV1, REMIC, 2.92%, 09/25/49 (g)	134	128
Starwood Mortgage Residential Trust 2020-INV1
Series 2020-A1-INV1, REMIC, 1.03%, 11/25/55 (g)	33	30
Synchrony Card Issuance Trust
Series 2023-A-A1, 5.54%, 07/15/26	90	91
Towd Point Mortgage Trust 2017-4
Series 2017-A1-4, REMIC, 2.75%, 02/25/25 (g)	80	76
U.S. Bank National Association
Series 2023-B-1, 6.79%, 08/25/32	250	251
US Airways, Inc.
Series 2013-A-1, 3.95%, 11/15/25	42	40
Verdant Receivables 2023-1 LLC
Series 2023-A2-1A, 6.24%, 06/14/27	100	101
Verus Securitization Trust 2020-1
Series 2020-A3-1, REMIC, 2.72%, 01/25/60 (g) (m)	56	53
Series 2020-M1-1, REMIC, 3.02%, 01/25/60 (g)	200	168
Verus Securitization Trust 2021-1
Series 2021-A1-1, REMIC, 0.82%, 01/25/66 (g)	47	39
Verus Securitization Trust 2021-7
Series 2021-A1-7, REMIC, 1.83%, 10/25/66 (g) (m)	282	243
Verus Securitization Trust 2023-6
Series 2023-A2-6, REMIC, 6.94%, 09/27/27 (m)	98	99
Verus Securitization Trust 2023-7
Series 2023-A2-7, REMIC, 7.27%, 10/25/68 (m)	182	185
Verus Securitization Trust 2023-INV1
Series 2023-A1-INV1, REMIC, 6.00%, 02/25/68 (g) (m)	114	113
WFRBS Commercial Mortgage Trust 2014-C23
Series 2014-A5-C23, REMIC, 3.92%, 09/17/24	110	105
WFRBS Commercial Mortgage Trust 2014-LC14
Series 2014-A5-LC14, REMIC, 4.05%, 01/18/24	7	7
Total Non-U.S. Government Agency Asset-Backed Securities (cost $14,112)		13,220
PREFERRED STOCKS 0.4%
Health Care 0.3%
Roche Holding AG	5	1,386
Consumer Discretionary 0.1%
Dr. Ing. h.c. F. Porsche Aktiengesellschaft	6	495

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Financials 0.0%
Ladenburg Thalmann Financial Services Inc., 6.50%, 11/30/27 (a)	7	122
Total Preferred Stocks (cost $2,112)		2,003
SENIOR FLOATING RATE INSTRUMENTS 0.3%
Industrials 0.1%
Advisor Group, Inc.
2023 Term Loan B, 9.85%, (1 Month Term SOFR + 4.50%), 08/17/28 (g)	60	60
KNS Acquisition Corp.
Term Loan, 11.71%, (1 Month Term SOFR + 6.25%), 04/16/27 (g)	240	212
Mileage Plus Holdings LLC
2020 Term Loan B, 10.77%, (3 Month Term SOFR + 5.25%), 06/21/27 (g)	209	216
		488
Utilities 0.1%
GIP III Stetson I, L.P
2023 Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 10/05/28 (g)	223	223
Talen Energy Supply, LLC
2023 Term Loan B, 9.87%, (3 Month Term SOFR + 4.50%), 05/27/30 (g)	58	58
2023 Term Loan C, 9.87%, (3 Month Term SOFR + 4.50%), 05/27/30 (g)	27	27
		308
Consumer Discretionary 0.1%
Journey Personal Care Corp.
2021 Term Loan B, 9.98%, (6 Month USD LIBOR + 4.25%), 12/31/24 (g)	273	269
Consumer Staples 0.0%
Naked Juice LLC
2nd Lien Term Loan, 11.49%, (SOFR + 6.00%), 01/25/30 (g)	255	204
Health Care 0.0%
Surgery Center Holdings, Inc.
2023 Term Loan, 0.00%, (SOFR + 3.50%), 12/05/30 (g) (o)	95	95
2023 Term Loan, 8.86%, (SOFR + 3.50%), 12/05/30 (g)	45	45
		140
Materials 0.0%
Staples, Inc.
7 Year Term Loan, 10.46%, (1 Month USD LIBOR + 5.00%), 04/05/26 (g)	134	126
Information Technology 0.0%
Open Text Corporation
2023 Term Loan B, 0.00%, (1 Month Term SOFR + 2.75%), 01/31/30 (g) (o)	40	40
2023 Term Loan B, 8.20%, (1 Month Term SOFR + 2.75%), 01/31/30 (g)	70	70
		110
Energy 0.0%
Prairie ECI Acquiror LP
Term Loan B, 10.20%, (1 Month Term SOFR + 4.75%), 03/07/26 (g)	80	80
Communication Services 0.0%
Life Time Fitness Inc
2023 1st Lien Term Loan B, 10.11%, (6 Month Term SOFR + 4.25%), 01/15/26 (g)	60	60
Total Senior Floating Rate Instruments (cost $1,837)		1,785
SHORT TERM INVESTMENTS 1.5%
Investment Companies 1.0%
JNL Government Money Market Fund - Class I, 5.22% (p) (q)	615	615
T. Rowe Price Government Reserve Fund, 5.35% (p) (q)	4,592	4,592
		5,207
Securities Lending Collateral 0.3%
JNL Government Money Market Fund - Class SL, 5.32% (p) (q)	1,658	1,658
U.S. Treasury Bill 0.2%
Treasury, United States Department of
5.38%, 01/11/24	1,140	1,139
Total Short Term Investments (cost $8,003)		8,004
Total Investments 100.1% (cost $472,913)		518,671
Other Derivative Instruments 0.0%		7
Other Assets and Liabilities, Net (0.1)%		(400)
Total Net Assets 100.0%		518,278

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $2,883.

(f) All or a portion of the security is pledged or segregated as collateral.

(g) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(h) Treasury inflation indexed note, par amount is adjusted for inflation.

(i) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $28,277 and 5.5% of the Fund.

(j) Convertible security.

(k) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(l) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(m) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(n) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(o) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(p) Investment in affiliate.

(q) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/T. Rowe Price Balanced Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	41,318	40,703	36	—	—	615	0.1
JNL Government Money Market Fund, 5.32% - Class SL	—	25,136	23,478	60	—	—	1,658	0.3
JNL Securities Lending Collateral Fund - Institutional Class	869	13,953	14,822	41	—	—	—	—
T. Rowe Price Government Reserve Fund, 5.35%	9,951	69,091	74,450	505	—	—	4,592	0.9
	10,820	149,498	153,453	642	—	—	6,865	1.3

Summary of Investments by Country^	Total Long Term Investments
United States of America	74.7%
Japan	3.9
United Kingdom	3.4
Canada	2.4
France	2.3
Netherlands	2.1
Germany	1.8
Switzerland	1.8
Australia	1.4
Ireland	0.8
Norway	0.6
Sweden	0.6
Taiwan	0.4
South Korea	0.4
Singapore	0.4
Denmark	0.3
Italy	0.3
Finland	0.3
Chile	0.2
Mexico	0.2
Spain	0.2
Panama	0.2
Jersey	0.2
Hong Kong	0.2
Belgium	0.1
China	0.1
India	0.1
Luxembourg	0.1
Brazil	0.1
Cayman Islands	0.1
Saudi Arabia	0.1
Bermuda	0.1
Austria	0.1
South Africa	—
Vietnam	—
Ghana	—
Portugal	—
Kazakhstan	—
Bahrain	—
Russian Federation	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

JNL/T. Rowe Price Balanced Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen N.V.	03/08/22	428	344	0.1
Amadeus IT Holding, S.A.	03/24/20	371	489	0.1
Bridgepoint Group PLC	07/21/21	300	274	—
Cellnex Telecom, S.A.	09/19/22	28	28	—
Covestro AG	12/01/20	461	517	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/T. Rowe Price Balanced Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Joint Stock Company Alrosa (Public Joint Stock Company)	10/08/19	65	—	—
NAC Kazatomprom JSC	12/09/22	35	50	—
Public Joint Stock Company Polyus	03/10/20	27	—	—
Public Joint Stock Society Mining And Metallurgical Company Norilsk Nickel	04/18/19	41	—	—
Samsonite International S.A.	08/05/19	164	301	0.1
Siemens Healthineers AG	08/14/18	655	817	0.2
TE Connectivity Ltd.	06/06/22	664	760	0.1
		3,239	3,580	0.7

JNL/T. Rowe Price Balanced Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 5 Year Note	77	April 2024	8,168	7	208

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Balanced Fund
Assets - Securities
Common Stocks	246,964	91,188	—	338,152
Government And Agency Obligations	—	95,692	—	95,692
Corporate Bonds And Notes	—	59,815	—	59,815
Non-U.S. Government Agency Asset-Backed Securities	—	13,220	—	13,220
Preferred Stocks	2,003	—	—	2,003
Senior Floating Rate Instruments	—	1,785	—	1,785
Short Term Investments	6,865	1,139	—	8,004
	255,832	262,839	—	518,671
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	208	—	—	208
	208	—	—	208

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Capital Appreciation Fund
COMMON STOCKS 61.7%
Information Technology 15.6%
Analog Devices, Inc. (a)	419	83,234
Apple Inc. (a)	1,296	249,551
Aurora Innovations Inc. - Class A (b)	17,474	76,360
Intuit Inc.	260	162,585
Microsoft Corporation (a) (c)	1,778	668,645
NVIDIA Corporation	406	200,909
NXP Semiconductors N.V. (a)	333	76,428
PTC Inc. (b)	633	110,733
Roper Technologies, Inc. (a)	292	159,408
Salesforce, Inc. (a) (b) (c)	557	146,675
Teledyne Technologies Incorporated (b)	339	151,452
		2,085,980
Health Care 12.4%
AbbVie Inc. (a)	736	114,056
Avantor, Inc. (b)	1,835	41,904
Becton, Dickinson and Company (a)	1,114	271,727
Biogen Inc. (b)	543	140,387
Danaher Corporation (a)	672	155,437
Eli Lilly and Company	169	98,747
GE HealthCare Technologies Inc. (a)	1,114	86,117
Humana Inc.	27	12,361
Karuna Therapeutics, Inc. (b)	78	24,679
Revvity, Inc.	2,385	260,731
Stryker Corporation (a)	143	42,712
Teleflex Incorporated	277	68,994
UnitedHealth Group Incorporated (a) (c)	646	340,102
		1,657,954
Industrials 9.1%
AMETEK, Inc.	623	102,767
Equifax Inc. (a)	164	40,440
Fortive Corporation	3,804	280,064
General Electric Company	208	26,565
Ingersoll Rand Inc.	2,340	180,965
Republic Services, Inc. (a)	163	26,868
RTX Corporation	1,538	129,407
Veralto Corporation	2,233	183,696
Waste Connections, Inc.	1,646	245,727
		1,216,499
Financials 6.8%
Intercontinental Exchange, Inc. (a)	1,006	129,139
K.K.R. Co., Inc. - Class A (a)	1,330	110,197
Marsh & Mclennan Companies, Inc. (a)	354	67,038
MasterCard Incorporated - Class A (a)	375	160,157
Morgan Stanley	486	45,347
S&P Global Inc. (a) (c)	70	30,786
The Goldman Sachs Group, Inc.	287	110,677
The PNC Financial Services Group, Inc. (a)	543	84,021
Visa Inc. - Class A (a)	616	160,504
		897,866
Utilities 5.3%
Ameren Corporation	2,263	163,697
CenterPoint Energy, Inc.	3,766	107,584
DTE Energy Company	922	101,686
Essential Utilities, Inc.	517	19,307
Exelon Corporation (a)	4,337	155,696
Xcel Energy Inc.	2,554	158,127
		706,097
Consumer Discretionary 4.9%
Amazon.com, Inc. (a) (b) (c)	2,050	311,465
Hilton Worldwide Holdings Inc. (a)	427	77,830
Mobileye Global Inc. - Class A (b)	1,093	47,358
Yum! Brands, Inc. (a)	1,640	214,327
		650,980
Communication Services 4.1%
Alphabet Inc. - Class A (a) (b) (c)	2,874	401,405
Meta Platforms, Inc. - Class A (b)	418	147,934
		549,339
Energy 1.8%
Canadian Natural Resources Limited	2,295	150,402
Chesapeake Energy Corporation	986	75,840
EOG Resources, Inc.	132	15,942
		242,184
Materials 0.9%
Linde Public Limited Company (a)	299	122,870
Consumer Staples 0.5%
Keurig Dr Pepper Inc. (a)	2,073	69,059
Real Estate 0.3%
SBA Communications Corporation - Class A	148	37,521
Total Common Stocks (cost $6,935,511)		8,236,349
GOVERNMENT AND AGENCY OBLIGATIONS 11.3%
U.S. Treasury Note 11.3%
Treasury, United States Department of
3.50%, 02/15/33	159,383	154,775
3.38%, 05/15/33	632,197	607,699
3.88%, 08/15/33	419,363	419,494
4.50%, 11/15/33	313,461	329,624
Total Government And Agency Obligations (cost $1,467,731)		1,511,592
SENIOR FLOATING RATE INSTRUMENTS 10.4%
Financials 4.7%
Alliant Holdings Intermediate, LLC
2023 Term Loan B6, 8.86%, (SOFR + 3.50%), 11/06/30 (d)	78,281	78,536
AssuredPartners, Inc.
2021 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 02/12/27 (d)	2,288	2,291
2022 Term Loan, 8.85%, (1 Month Term SOFR + 3.50%), 02/13/27 (d)	12,452	12,471
2020 Term Loan B, 8.96%, (1 Month Term SOFR + 3.50%), 02/13/27 (d)	3,969	3,976
2023 Term Loan B4, 9.10%, (1 Month Term SOFR + 3.75%), 02/13/27 (d)	23,065	23,106
Broadstreet Partners, Inc.
2020 Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 01/27/27 (d)	5,811	5,811
2023 Term Loan B3, 9.37%, (1 Month Term SOFR + 4.00%), 01/26/29 (d)	28,287	28,331
Emerald TopCo Inc
Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 07/16/26 (d)	43,811	43,286
HUB International Limited
2022 Term Loan B, 9.37%, (3 Month Term SOFR + 4.00%), 10/31/29 (d)	21,080	21,146
2023 Term Loan B, 9.66%, (SOFR + 4.25%), 06/08/30 (d)	189,796	190,510
Hyperion Insurance Group Ltd.
2021 Term Loan B, 8.75%, (1 Month USD LIBOR + 3.25%), 11/12/27 (d)	43,289	43,328
Press Ganey Holdings, Inc.
2022 Incremental Term Loan, 9.20%, (1 Month Term SOFR + 3.75%), 07/24/26 (d)	8,004	7,894
2021 Term Loan B, 9.21%, (1 Month Term SOFR + 3.75%), 07/25/26 (d)	13,412	13,211
Ryan Specialty Group, LLC
Term Loan, 8.45%, (1 Month Term SOFR + 3.00%), 07/23/27 (d)	16,429	16,388
Trans Union, LLC
2019 Term Loan B5, 0.00%, (1 Month Term SOFR + 1.75%), 11/13/26 (d) (e)	770	770
2019 Term Loan B5, 7.20%, (1 Month Term SOFR + 1.75%), 11/13/26 (d)	14,535	14,544
USI, Inc.
2022 Incremental Term Loan, 9.14%, (3 Month Term SOFR + 3.75%), 11/16/29 (d)	48,415	48,453
2023 Acquisition Term Loan, 8.64%, (3 Month Term SOFR + 3.25%), 09/13/30 (d)	68,758	68,779
		622,831
Information Technology 2.4%
Applied Systems, Inc.
2021 2nd Lien Term Loan, 12.14%, (3 Month Term SOFR + 6.75%), 09/19/25 (d)	13,877	13,937

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
2022 Extended 1st Lien Term Loan, 9.89%, (3 Month Term SOFR + 4.50%), 09/19/26 (d)	70,896	71,145
Athenahealth Group, Inc.
2022 Term Loan B, 8.60%, (1 Month Term SOFR + 3.25%), 01/27/29 (d)	50,620	50,342
Epicor Software Corporation
2020 Term Loan, 0.00%, (1 Month Term SOFR + 3.25%), 07/21/27 (d) (e)	1,540	1,544
2020 Term Loan, 8.71%, (1 Month Term SOFR + 3.25%), 07/21/27 (d)	767	769
2023 Incremental Term Loan, 9.10%, (1 Month Term SOFR + 3.75%), 07/31/27 (d)	1,539	1,551
Quartz Acquireco LLC
Term Loan B, 8.85%, (1 Month Term SOFR + 3.50%), 06/28/30 (d)	1,371	1,375
RealPage, Inc
1st Lien Term Loan, 8.46%, (1 Month Term SOFR + 3.00%), 02/18/28 (d)	42,256	41,871
2nd Lien Term Loan, 11.96%, (1 Month Term SOFR + 6.50%), 02/17/29 (d)	1,300	1,297
Sophia, L.P.
2021 Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 10/07/27 (d)	22,124	22,144
2022 Incremental Term Loan B, 9.60%, (1 Month Term SOFR + 4.25%), 10/07/27 (d)	5,009	4,998
Storable, Inc
Term Loan B, 8.84%, (3 Month Term SOFR + 3.50%), 04/17/28 (d)	6,004	5,986
Term Loan B, 8.85%, (1 Month Term SOFR + 3.50%), 04/17/28 (d)	12,404	12,365
Ultimate Software Group Inc (The)
2021 Term Loan, 8.76%, (3 Month Term SOFR + 3.25%), 05/03/26 (d)	91,650	91,799
		321,123
Health Care 1.1%
ADMI Corp.
2018 Term Loan B, 8.46%, (1 Month Term SOFR + 3.00%), 04/06/24 (d)	8,960	8,929
2021 Incremental Term Loan B3, 9.21%, (1 Month Term SOFR + 3.75%), 12/23/27 (d)	37,008	35,065
2021 Term Loan B2, 8.84%, (1 Month Term SOFR + 3.38%), 12/31/27 (d)	18,292	17,222
Avantor Funding, Inc.
2021 Term Loan B5, 7.70%, (1 Month Term SOFR + 2.25%), 11/08/27 (d)	1,572	1,574
Heartland Dental, LLC
2023 Term Loan B, 10.36%, (1 Month Term SOFR + 5.00%), 04/17/25 (d)	47,293	47,123
Loire Finco Luxembourg S.a.r.l.
USD Term Loan B, 0.00%, (1 Month Term SOFR + 3.50%), 01/24/27 (d) (e)	3,081	2,999
USD Term Loan B, 8.95%, (1 Month Term SOFR + 3.50%), 01/24/27 (d)	32,017	31,163
2021 USD Term Loan B2, 9.10%, (1 Month Term SOFR + 3.75%), 04/20/27 (d)	5,344	5,203
		149,278
Industrials 1.1%
Filtration Group Corporation
2023 USD Term Loan, 9.71%, (1 Month Term SOFR + 4.25%), 03/27/25 (d)	34,317	34,431
2023 EUR Term Loan, 8.10%, (1 Month EURIBOR + 4.25%), 03/31/25, EUR (d)	15,657	17,220
2021 Incremental Term Loan, 0.00%, (1 Month Term SOFR + 3.50%), 10/19/28 (d) (e)	506	506
2021 Incremental Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 10/19/28 (d)	18,811	18,817
Mileage Plus Holdings LLC
2020 Term Loan B, 10.77%, (3 Month Term SOFR + 5.25%), 06/21/27 (d)	46,350	47,874
SkyMiles IP Ltd.
2020 Skymiles Term Loan B, 9.17%, (3 Month Term SOFR + 3.75%), 09/16/27 (d)	19,977	20,433
2020 Skymiles Term Loan B, 0.00%, (3 Month Term SOFR + 3.75%), 10/20/27 (d) (e)	5,682	5,812
TransDigm, Inc.
2022 Term Loan H, 8.64%, (3 Month Term SOFR + 3.25%), 02/28/27 (d)	768	771
		145,864
Consumer Discretionary 0.6%
1011778 B.C. Unlimited Liability Company
2023 Term Loan B5, 7.60%, (1 Month Term SOFR + 2.25%), 09/12/30 (d)	7,691	7,688
Hilton Domestic Operating Company, Inc.
2023 Term Loan B3, 7.21%, (SOFR + 1.75%), 06/21/28 (d)	33,003	33,051
IRB Holding Corp
2022 Term Loan B, 8.45%, (1 Month Term SOFR + 3.00%), 12/15/27 (d) (f)	39,558	39,586
2022 Term Loan B, 8.45%, (1 Month Term SOFR + 3.00%), 12/15/27 (d)	770	770
		81,095
Consumer Staples 0.3%
Sunshine Luxembourg VII SARL
2021 Term Loan B3, 0.00%, (3 Month Term SOFR + 3.50%), 10/02/26 (d) (e)	770	773
2021 Term Loan B3, 8.99%, (3 Month Term SOFR + 3.50%), 10/02/26 (d)	32,193	32,331
		33,104
Communication Services 0.2%
Charter Communications Operating, LLC
2019 Term Loan B2, 7.13%, (1 Month Term SOFR + 1.75%), 02/01/27 (d)	12,696	12,688
SBA Senior Finance II LLC
2018 Term Loan B, 7.20%, (1 Month Term SOFR + 1.75%), 03/26/25 (d)	17,615	17,629
		30,317
Total Senior Floating Rate Instruments (cost $1,375,530)		1,383,612
CORPORATE BONDS AND NOTES 9.9%
Financials 3.2%
Alliant Holdings Intermediate, LLC
4.25%, 10/15/27 (g)	3,540	3,399
6.75%, 10/15/27 - 04/15/28 (g)	59,879	60,786
5.88%, 11/01/29 (g)	5,161	4,900
7.00%, 01/15/31 (g)	38,515	40,619
AmWINS Group, Inc.
4.88%, 06/30/29 (g)	4,485	4,134
BroadStreet Partners, Inc.
5.88%, 04/15/29 (g)	8,306	7,787
HUB International Limited
7.00%, 05/01/26 (g)	76,350	76,461
5.63%, 12/01/29 (g)	7,868	7,528
7.25%, 06/15/30 (g)	127,105	134,189
Intercontinental Exchange, Inc.
4.00%, 09/15/27	1,496	1,470
MSCI Inc.
4.00%, 11/15/29 (g)	9,741	9,091
3.63%, 09/01/30 - 11/01/31 (g)	26,189	23,464
3.88%, 02/15/31 (g)	10,422	9,441
3.25%, 08/15/33 (g)	6,959	5,800
Ryan Specialty, LLC
4.38%, 02/01/30 (g)	3,073	2,872
U S I, Inc.
7.50%, 01/15/32 (g)	30,789	31,519
		423,460
Consumer Discretionary 2.8%
Clarios Global LP
6.75%, 05/15/25 (g)	3,161	3,187
6.25%, 05/15/26 (g)	6,037	6,040
8.50%, 05/15/27 (g)	18,995	19,128
Hilton Domestic Operating Company Inc.
5.38%, 05/01/25 (g)	4,843	4,829
5.75%, 05/01/28 (g)	11,101	11,112
3.75%, 05/01/29 (g)	12,405	11,462
4.88%, 01/15/30	11,527	11,171
4.00%, 05/01/31 (g)	18,852	17,253
3.63%, 02/15/32 (g)	14,103	12,280
Hilton Worldwide Holdings Inc.
4.88%, 04/01/27	3,473	3,415

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
KFC Holding Co.
4.75%, 06/01/27 (g)	33,740	33,269
Life Time, Inc.
5.75%, 01/15/26 (g)	14,391	14,269
Magnum Management Corporation
5.50%, 05/01/25 (g)	14,943	14,867
5.38%, 04/15/27	24,148	23,680
6.50%, 10/01/28	12,855	12,843
5.25%, 07/15/29 (h)	18,174	17,124
Marriott International, Inc.
3.13%, 06/15/26	185	178
Mileage Plus Holdings, LLC
6.50%, 06/20/27 (g)	15,073	15,149
Service Corporation International
4.63%, 12/15/27	1,245	1,210
3.38%, 08/15/30	5,988	5,260
Six Flags Operations Inc.
5.50%, 04/15/27 (g)	30,309	29,649
Six Flags Theme Parks Inc.
7.00%, 07/01/25 (g)	10,158	10,213
SkyMiles IP Ltd.
4.75%, 10/20/28 (g)	9,667	9,510
Vail Resorts, Inc.
6.25%, 05/15/25 (g)	3,725	3,739
Yum! Brands, Inc.
4.75%, 01/15/30 (g)	8,732	8,455
3.63%, 03/15/31	13,010	11,732
4.63%, 01/31/32	23,192	21,668
5.38%, 04/01/32	28,245	27,835
6.88%, 11/15/37	4,567	5,011
5.35%, 11/01/43	13,292	12,981
		378,519
Health Care 1.2%
Avantor, Inc.
4.63%, 07/15/28 (g)	30,116	28,989
3.88%, 11/01/29 (g)	23,012	20,937
Becton, Dickinson and Company
3.70%, 06/06/27	3,351	3,245
Biogen Inc.
3.15%, 05/01/50	8,790	6,166
Charles River Laboratories International, Inc.
4.25%, 05/01/28 (g)	3,421	3,266
3.75%, 03/15/29 (g)	11,086	10,208
4.00%, 03/15/31 (g)	9,565	8,677
GE HealthCare Technologies Inc.
5.65%, 11/15/27	771	799
Heartland Dental, LLC
8.50%, 05/01/26 (g) (h)	14,905	14,691
10.50%, 04/30/28 (g)	11,438	11,857
Hologic, Inc.
3.25%, 02/15/29 (g)	5,964	5,404
Indigo Merger Sub Inc
2.88%, 07/15/26 (g)	3,883	3,643
IQVIA Inc.
5.00%, 05/15/27 (g)	7,586	7,466
5.70%, 05/15/28 (g)	15,300	15,603
6.50%, 05/15/30 (g)	3,825	3,936
Surgery Center Holdings, Inc.
10.00%, 04/15/27 (g)	8,272	8,398
Teleflex Incorporated
4.63%, 11/15/27	7,680	7,484
4.25%, 06/01/28 (g)	1,520	1,453
		162,222
Communication Services 1.2%
CCO Holdings, LLC
5.50%, 05/01/26 (g)	3,235	3,213
5.13%, 05/01/27 (g)	83,954	81,232
5.00%, 02/01/28 (g)	64,146	61,406
Lamar Media Corp.
3.75%, 02/15/28	7,806	7,361
4.88%, 01/15/29	1,249	1,208
3.63%, 01/15/31	1,290	1,148
Live Nation Entertainment, Inc.
4.88%, 11/01/24 (g)	820	813
		156,381
Industrials 0.8%
GFL Environmental Inc.
4.00%, 08/01/28 (g)	6,338	5,848
4.75%, 06/15/29 (g)	13,011	12,267
4.38%, 08/15/29 (g)	4,891	4,512
6.75%, 01/15/31 (g)	3,842	3,958
Howmet Aerospace Inc.
5.90%, 02/01/27	741	760
3.00%, 01/15/29	4,885	4,463
Korn Ferry
4.63%, 12/15/27 (g)	5,486	5,294
Sensata Technologies B.V.
5.00%, 10/01/25 (g)	4,400	4,405
4.00%, 04/15/29 (g)	10,128	9,419
5.88%, 09/01/30 (g)	6,353	6,322
Sensata Technologies, Inc.
4.38%, 02/15/30 (g)	2,914	2,713
3.75%, 02/15/31 (g)	7,607	6,704
TransDigm Inc.
6.25%, 03/15/26 (g)	24,168	24,139
5.50%, 11/15/27	10,123	9,937
7.13%, 12/01/31 (g)	6,154	6,461
		107,202
Information Technology 0.3%
Black Knight Infoserv, LLC
3.63%, 09/01/28 (g)	2,410	2,291
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (g)	7,049	6,679
4.00%, 07/01/29 (g)	3,811	3,576
5.95%, 08/04/33	3,845	4,066
Clarivate Science Holdings Corporation
3.88%, 07/01/28 (g)	2,229	2,099
4.88%, 07/01/29 (g)	1,595	1,497
CrowdStrike Holdings, Inc.
3.00%, 02/15/29	1,455	1,311
Gartner, Inc.
4.50%, 07/01/28 (g)	4,646	4,405
3.63%, 06/15/29 (g)	9,929	8,963
3.75%, 10/01/30 (g)	3,538	3,128
PTC Inc.
4.00%, 02/15/28 (g)	1,521	1,440
		39,455
Real Estate 0.3%
SBA Communications Corporation
3.88%, 02/15/27	18,877	18,120
3.13%, 02/01/29	16,901	15,213
		33,333
Materials 0.1%
Ball Corporation
6.00%, 06/15/29	13,116	13,387
Energy 0.0%
Pioneer Natural Resources Company
1.13%, 01/15/26	1,078	1,002
5.10%, 03/29/26	2,212	2,216
2.15%, 01/15/31	2,693	2,290
		5,508
Total Corporate Bonds And Notes (cost $1,300,563)		1,319,467
PREFERRED STOCKS 0.1%
Utilities 0.1%
CMS Energy Corporation, 5.88%, 10/15/78	254	6,283
CMS Energy Corporation, 5.88%, 03/01/79	222	5,548
NiSource Inc., 6.50%, (25, 03/15/24) (i)	64	1,586
SCE Trust IV, 5.38%, (25, 09/15/25) (h) (i)	139	3,058
		16,475
Financials 0.0%
The Charles Schwab Corporation, 5.95%, (25, 03/01/24) (h) (i)	3	84
Total Preferred Stocks (cost $17,423)		16,559

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.1%
Domino's Pizza, Inc.
Series 2017-A23-1A, 4.12%, 07/26/27	2,066	1,953
Series 2019-A2-1A, 3.67%, 10/25/29 (g)	2,830	2,578
SBA Towers, LLC
Series 2022-C-1, 6.60%, 01/15/28	602	599
United Airlines, Inc.
Series 2012-A-1, 4.15%, 04/11/24	10	10
US Airways Class A Pass Through Certificates, Series 2012-2
Series 2012-A-2, 4.63%, 06/03/25	205	198
US Airways, Inc.
Series 2013-A-1, 3.95%, 11/15/25	111	106
Total Non-U.S. Government Agency Asset-Backed Securities (cost $5,823)		5,444
INVESTMENT COMPANIES 0.0%
T Rowe Price Institutional Floating Rate Fund (j) (k)	159	1,507
Total Investment Companies (cost $1,600)		1,507
SHORT TERM INVESTMENTS 6.3%
Investment Companies 6.3%
T. Rowe Price Government Reserve Fund, 5.35% (j) (l)	842,910	842,910
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (j) (l)	3,725	3,725
Total Short Term Investments (cost $846,635)		846,635
Total Investments 99.8% (cost $11,950,816)		13,321,165
Other Derivative Instruments (0.2)%		(32,192)
Other Assets and Liabilities, Net 0.4%		65,131
Total Net Assets 100.0%		13,354,104

(a) All or a portion of the security is subject to a written call option.

(b) Non-income producing security.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(f) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(g) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $1,066,291 and 8.0% of the Fund.

(h) All or a portion of the security was on loan as of December 31, 2023.

(i) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(j) Investment in affiliate.

(k) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/T. Rowe Price Capital Appreciation Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	14,082	462,580	476,662	288	—	—	—	—
JNL Government Money Market Fund, 5.32% - Class SL	—	523,957	520,232	413	—	—	3,725	0.1
JNL Securities Lending Collateral Fund - Institutional Class	41,404	115,100	156,504	696	—	—	—	—
T Rowe Price Institutional Floating Rate Fund	1,340	123	—	126	—	44	1,507	—
T. Rowe Price Government Reserve Fund, 5.35%	839,014	3,525,761	3,521,865	37,101	—	—	842,910	6.3
	895,840	4,627,521	4,675,263	38,624	—	44	848,142	6.4

JNL/T. Rowe Price Capital Appreciation Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Options on Securities
AbbVie Inc.	CIT	Call	165.00	01/17/25	958	15,807	(838)
AbbVie Inc.	CIT	Call	175.00	01/17/25	1,218	21,315	(639)
AbbVie Inc.	CIT	Call	160.00	01/17/25	958	15,328	(1,061)
AbbVie Inc.	JPM	Call	200.00	01/19/24	305	6,100	—
AbbVie Inc.	JPM	Call	185.00	01/19/24	305	5,643	—
AbbVie Inc.	JPM	Call	195.00	01/19/24	305	5,948	—
AbbVie Inc.	JPM	Call	180.00	01/19/24	917	16,506	—
AbbVie Inc.	JPM	Call	175.00	01/19/24	611	10,693	(2)
AbbVie Inc.	JPM	Call	165.00	01/17/25	891	14,702	(780)
AbbVie Inc.	JPM	Call	170.00	01/17/25	891	15,147	(601)
Amazon.com, Inc.	WFI	Call	135.00	01/19/24	1,545	20,858	(2,735)
Analog Devices, Inc.	UBS	Call	200.00	01/19/24	385	7,700	(129)
Analog Devices, Inc.	UBS	Call	220.00	06/21/24	77	1,694	(49)
Analog Devices, Inc.	UBS	Call	210.00	06/21/24	77	1,617	(79)
Analog Devices, Inc.	WFI	Call	210.00	01/19/24	77	1,617	(4)
Apple Inc.	JPM	Call	205.00	01/19/24	154	3,157	(3)
Apple Inc.	JPM	Call	200.00	01/19/24	766	15,320	(51)
Apple Inc.	JPM	Call	195.00	01/19/24	920	17,940	(196)
Becton, Dickinson and Company	GSC	Call	290.00	01/19/24	310	8,990	—
Becton, Dickinson and Company	GSC	Call	300.00	01/19/24	310	9,300	—
Becton, Dickinson and Company	GSC	Call	270.00	01/19/24	461	12,447	(1)
Becton, Dickinson and Company	GSC	Call	280.00	01/19/24	461	12,908	—
Danaher Corporation	JPM	Call	310.00	01/19/24	157	4,867	—
Danaher Corporation	JPM	Call	320.00	01/19/24	157	5,024	—
Danaher Corporation	JPM	Call	290.00	01/19/24	766	22,214	(2)
Danaher Corporation	JPM	Call	300.00	01/19/24	157	4,710	—
Equifax Inc.	CIT	Call	240.00	01/19/24	77	1,848	(81)
Equifax Inc.	CIT	Call	230.00	01/19/24	77	1,771	(149)
Exelon Corporation	JPM	Call	50.00	01/19/24	1,174	5,870	—
Exelon Corporation	JPM	Call	47.00	01/19/24	1,035	4,865	—
Exelon Corporation	JPM	Call	45.00	01/19/24	4,361	19,625	—
Exelon Corporation	JPM	Call	47.00	06/21/24	154	724	(1)
GE HealthCare Technologies Inc.	CIT	Call	142.00	01/19/24	1,532	21,754	(303)
GE HealthCare Technologies Inc.	WFI	Call	90.00	01/19/24	613	5,517	—
GE HealthCare Technologies Inc.	WFI	Call	90.00	01/19/24	308	2,772	—
GE HealthCare Technologies Inc.	WFI	Call	85.00	01/19/24	308	2,618	(2)
Hilton Worldwide Holdings Inc.	WFI	Call	160.00	01/19/24	307	4,912	(657)
Intercontinental Exchange, Inc.	CIT	Call	115.00	01/19/24	918	10,557	(1,274)
Intercontinental Exchange, Inc.	CIT	Call	125.00	01/17/25	451	5,638	(691)
Intercontinental Exchange, Inc.	CIT	Call	130.00	01/17/25	451	5,863	(566)
Intercontinental Exchange, Inc.	JPM	Call	130.00	01/17/25	616	8,008	(773)
Intercontinental Exchange, Inc.	JPM	Call	125.00	01/17/25	616	7,700	(944)
K.K.R. Co., Inc.	UBS	Call	65.00	01/19/24	154	1,001	(285)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/T. Rowe Price Capital Appreciation Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Keurig Dr Pepper Inc.	CIT	Call	40.00	01/19/24	807	3,228	—
Keurig Dr Pepper Inc.	CIT	Call	37.00	01/19/24	807	2,986	—
Keurig Dr Pepper Inc.	JPM	Call	35.00	01/17/25	2,156	7,546	(404)
Keurig Dr Pepper Inc.	JPM	Call	37.00	01/17/25	2,156	7,977	(318)
Linde Public Limited Company	JPM	Call	460.00	01/17/25	154	7,084	(275)
Linde Public Limited Company	JPM	Call	480.00	01/17/25	154	7,392	(193)
Linde Public Limited Company	WFI	Call	395.00	01/19/24	77	3,042	(141)
Linde Public Limited Company	WFI	Call	390.00	01/19/24	306	11,934	(708)
Linde Public Limited Company	WFI	Call	410.00	01/19/24	77	3,157	(54)
Linde Public Limited Company	WFI	Call	460.00	01/17/25	170	7,820	(303)
Linde Public Limited Company	WFI	Call	480.00	01/17/25	170	8,160	(213)
Marsh & Mclennan Companies, Inc.	GSC	Call	200.00	01/19/24	77	1,540	(1)
Marsh & Mclennan Companies, Inc.	JPM	Call	220.00	07/19/24	339	7,458	(40)
Marsh & Mclennan Companies, Inc.	JPM	Call	210.00	07/19/24	339	7,119	(98)
MasterCard Incorporated	GSC	Call	425.00	01/19/24	77	3,273	(54)
MasterCard Incorporated	GSC	Call	430.00	01/19/24	306	13,158	(134)
MasterCard Incorporated	GSC	Call	410.00	01/19/24	459	18,819	(857)
MasterCard Incorporated	GSC	Call	420.00	01/19/24	383	16,086	(398)
Microsoft Corporation	UBS	Call	375.00	01/19/24	307	11,513	(238)
Microsoft Corporation	UBS	Call	385.00	01/19/24	116	4,466	(39)
Microsoft Corporation	UBS	Call	360.00	01/19/24	307	11,052	(580)
Microsoft Corporation	UBS	Call	365.00	01/19/24	116	4,234	(167)
NXP Semiconductors N.V.	WFI	Call	220.00	01/19/24	154	3,388	(190)
NXP Semiconductors N.V.	WFI	Call	210.00	01/19/24	154	3,234	(330)
NXP Semiconductors N.V.	WFI	Call	220.00	06/21/24	116	2,552	(315)
Republic Services, Inc.	JPM	Call	175.00	07/19/24	154	2,695	(66)
Republic Services, Inc.	JPM	Call	170.00	07/19/24	154	2,618	(106)
Roper Technologies, Inc.	CIT	Call	510.00	02/16/24	77	3,927	(321)
Roper Technologies, Inc.	CIT	Call	600.00	12/20/24	211	12,660	(464)
Roper Technologies, Inc.	CIT	Call	580.00	12/20/24	211	12,238	(636)
Roper Technologies, Inc.	JPM	Call	580.00	12/20/24	89	5,162	(268)
Roper Technologies, Inc.	JPM	Call	600.00	12/20/24	89	5,340	(196)
S&P Global Inc.	BOA	Call	430.00	01/19/24	50	2,150	(73)
S&P Global Inc.	BOA	Call	420.00	01/19/24	104	4,368	(243)
S&P Global Inc.	BOA	Call	470.00	01/19/24	50	2,350	(1)
S&P Global Inc.	BOA	Call	450.00	01/19/24	50	2,250	(15)
S&P Global Inc.	BOA	Call	400.00	01/19/24	104	4,160	(442)
S&P Global Inc.	BOA	Call	410.00	01/19/24	50	2,050	(164)
S&P Global Inc.	UBS	Call	400.00	01/19/24	77	3,080	(327)
S&P Global Inc.	UBS	Call	410.00	01/19/24	78	3,198	(255)
Salesforce, Inc.	GSC	Call	240.00	01/19/24	231	5,544	(567)
Salesforce, Inc.	GSC	Call	230.00	01/19/24	231	5,313	(794)
Salesforce, Inc.	GSC	Call	240.00	06/21/24	77	1,848	(298)
Salesforce, Inc.	GSC	Call	230.00	06/21/24	77	1,771	(353)
Stryker Corporation	WFI	Call	310.00	01/19/24	229	7,099	(44)
Stryker Corporation	WFI	Call	320.00	01/19/24	264	8,448	(12)
Stryker Corporation	WFI	Call	290.00	01/19/24	306	8,874	(374)
Stryker Corporation	WFI	Call	300.00	01/19/24	306	9,180	(170)
Stryker Corporation	WFI	Call	340.00	01/17/25	142	4,828	(227)
Stryker Corporation	WFI	Call	330.00	01/17/25	142	4,686	(279)
The PNC Financial Services Group, Inc.	JPM	Call	190.00	01/19/24	237	4,503	—
The PNC Financial Services Group, Inc.	JPM	Call	200.00	01/19/24	237	4,740	—
The PNC Financial Services Group, Inc.	JPM	Call	185.00	01/19/24	237	4,385	(2)
The PNC Financial Services Group, Inc.	JPM	Call	170.00	01/19/24	366	6,222	(18)
The PNC Financial Services Group, Inc.	JPM	Call	175.00	01/19/24	594	10,395	(10)
UnitedHealth Group Incorporated	JPM	Call	550.00	01/19/24	154	8,470	(44)
UnitedHealth Group Incorporated	SSB	Call	600.00	01/17/25	521	31,260	(1,235)
UnitedHealth Group Incorporated	SSB	Call	580.00	01/17/25	519	30,102	(1,580)
Visa Inc.	GSC	Call	250.00	01/19/24	459	11,475	(549)
Visa Inc.	GSC	Call	260.00	01/19/24	536	13,936	(225)
Visa Inc.	GSC	Call	240.00	01/19/24	536	12,864	(1,142)
Visa Inc.	GSC	Call	245.00	01/19/24	231	5,660	(388)
Visa Inc.	GSC	Call	260.00	06/21/24	39	1,014	(67)
Visa Inc.	GSC	Call	250.00	06/21/24	39	975	(93)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/T. Rowe Price Capital Appreciation Fund — OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Yum! Brands, Inc.	CIT	Call	145.00	01/19/24	522	7,569	—
Yum! Brands, Inc.	CIT	Call	150.00	01/19/24	522	7,830	—
Yum! Brands, Inc.	WFI	Call	140.00	01/19/24	1,061	14,854	(8)
Yum! Brands, Inc.	WFI	Call	140.00	01/19/24	1,060	14,840	(8)
Yum! Brands, Inc.	WFI	Call	150.00	01/17/25	185	2,775	(74)
Yum! Brands, Inc.	WFI	Call	150.00	01/17/25	1,047	15,705	(418)
Yum! Brands, Inc.	WFI	Call	145.00	01/17/25	1,047	15,182	(586)
Yum! Brands, Inc.	WFI	Call	145.00	01/17/25	185	2,683	(104)
							(32,192)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Capital Appreciation Fund
Assets - Securities
Common Stocks	8,236,349	—	—	8,236,349
Government And Agency Obligations	—	1,511,592	—	1,511,592
Senior Floating Rate Instruments	—	1,383,612	—	1,383,612
Corporate Bonds And Notes	—	1,319,467	—	1,319,467
Preferred Stocks	16,559	—	—	16,559
Non-U.S. Government Agency Asset-Backed Securities	—	5,444	—	5,444
Investment Companies	—	—	1,507	1,507
Short Term Investments	846,635	—	—	846,635
	9,099,543	4,220,115	1,507	13,321,165
Liabilities - Investments in Other Financial Instruments[1]
OTC Written Options	—	(32,192)	—	(32,192)
	—	(32,192)	—	(32,192)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Established Growth Fund
COMMON STOCKS 98.6%
Information Technology 43.4%
Accenture Public Limited Company - Class A	211	73,869
Adobe Inc. (a)	189	112,578
Advanced Micro Devices, Inc. (a)	623	91,884
Amphenol Corporation - Class A	10	952
Apple Inc.	4,819	927,760
ASML Holding N.V. - ADR	163	123,059
Atlassian Corporation - Class A (a)	278	66,124
Aurora Innovations Inc. - Class A (a)	3,189	13,936
Dynatrace, Inc. (a)	1,026	56,129
Intel Corporation	687	34,502
Intuit Inc.	240	150,008
Lam Research Corporation	80	62,767
Microsoft Corporation	3,352	1,260,383
Monday.Com Ltd. (a)	40	7,447
MongoDB, Inc. - Class A (a)	49	20,222
NVIDIA Corporation	1,164	576,520
Roper Technologies, Inc.	154	83,860
Salesforce, Inc. (a)	416	109,587
ServiceNow, Inc. (a)	225	158,926
Shopify Inc. - Class A (a)	774	60,315
Snowflake Inc. - Class A (a)	139	27,658
Teledyne Technologies Incorporated (a)	229	101,987
		4,120,473
Communication Services 15.3%
Alphabet Inc. - Class A (a)	4,221	589,598
Alphabet Inc. - Class C (a)	997	140,553
Meta Platforms, Inc. - Class A (a)	997	352,984
Netflix, Inc. (a)	252	122,621
Pinterest, Inc. - Class A (a)	1,702	63,054
Spotify Technology S.A. (a)	302	56,664
The Trade Desk, Inc. - Class A (a)	331	23,839
T-Mobile USA, Inc.	615	98,564
		1,447,877
Consumer Discretionary 14.7%
Amazon.com, Inc. (a)	4,873	740,405
Booking Holdings Inc. (a)	11	38,519
Chipotle Mexican Grill, Inc. (a)	30	68,122
Coupang, Inc. - Class A (a)	3,388	54,857
Ferrari N.V.	152	51,353
Floor & Decor Holdings, Inc. - Class A (a)	198	22,046
Las Vegas Sands Corp.	1,075	52,924
Nike, Inc. - Class B	536	58,193
Rivian Automotive, Inc. - Class A (a) (b)	5,602	131,412
Ross Stores, Inc.	297	41,169
Tesla Inc. (a)	533	132,448
		1,391,448
Health Care 12.1%
argenx SE - ADR (a)	115	43,713
Avantor, Inc. (a)	1,284	29,313
Danaher Corporation	263	60,750
Eli Lilly and Company	474	276,596
Intuitive Surgical, Inc. (a)	433	146,236
Legend Biotech Corp - ADR (a)	423	25,479
Stryker Corporation	141	42,113
The Cigna Group	332	99,524
Thermo Fisher Scientific Inc.	107	56,582
UnitedHealth Group Incorporated	466	245,488
Vertex Pharmaceuticals Incorporated (a)	174	70,877
Zoetis Inc. - Class A	255	50,401
		1,147,072
Financials 8.3%
Chubb Limited	411	92,796
Fiserv, Inc. (a)	782	103,867
MasterCard Incorporated - Class A	530	226,008
The Charles Schwab Corporation	945	65,041
Visa Inc. - Class A	1,134	295,271
		782,983
Industrials 2.2%
Airbus SE	281	43,395
Ceridian HCM Holding Inc. (a)	347	23,272
Cintas Corporation	46	27,973
Old Dominion Freight Line, Inc.	102	41,177
TransUnion	424	29,144
Uber Technologies, Inc. (a)	694	42,742
		207,703
Consumer Staples 1.0%
Dollar General Corporation	672	91,413
Maplebear Inc. (a)	115	2,698
		94,111
Materials 0.9%
Linde Public Limited Company	203	83,268
Energy 0.7%
Schlumberger Limited	1,374	71,482
Total Common Stocks (cost $5,799,043)		9,346,417
PREFERRED STOCKS 0.9%
Health Care 0.6%
Sartorius Aktiengesellschaft	149	54,906
Consumer Discretionary 0.3%
Dr. Ing. h.c. F. Porsche Aktiengesellschaft	316	27,843
Total Preferred Stocks (cost $80,236)		82,749
SHORT TERM INVESTMENTS 0.4%
Investment Companies 0.4%
T. Rowe Price Government Reserve Fund, 5.35% (c) (d)	42,064	42,064
Total Short Term Investments (cost $42,064)		42,064
Total Investments 99.9% (cost $5,921,343)		9,471,230
Other Assets and Liabilities, Net 0.1%		10,546
Total Net Assets 100.0%		9,481,776

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/T. Rowe Price Established Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	2,430	158,073	160,503	139	—	—	—	—
JNL Government Money Market Fund, 5.32% - Class SL	—	80,193	80,193	9	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	5,560	5,560	5	—	—	—	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/T. Rowe Price Established Growth Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
T. Rowe Price Government Reserve Fund, 5.35%	343,135	1,208,948	1,510,019	2,022	—	—	42,064	0.4
	345,565	1,452,774	1,756,275	2,175	—	—	42,064	0.4

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Established Growth Fund
Assets - Securities
Common Stocks	9,303,022	43,395	—	9,346,417
Preferred Stocks	82,749	—	—	82,749
Short Term Investments	42,064	—	—	42,064
	9,427,835	43,395	—	9,471,230

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Mid-Cap Growth Fund
COMMON STOCKS 97.2%
Health Care 24.0%
Acadia Healthcare Company, Inc. (a)	757	58,841
Agilent Technologies, Inc.	894	124,279
Agilon Health Management, Inc. (a)	839	10,535
Alcon AG	554	43,278
Alnylam Pharmaceuticals, Inc. (a)	297	56,849
Apellis Pharmaceuticals, Inc. (a)	239	14,307
argenx SE - ADR (a)	76	28,875
Ascendis Pharma A/S - ADR (a)	204	25,694
Avantor, Inc. (a)	3,550	81,049
Biogen Inc. (a)	160	41,403
Bruker Corporation	976	71,702
Catalent, Inc. (a)	843	37,871
CRISPR Therapeutics AG (a) (b)	213	13,334
Dentsply Sirona Inc.	657	23,397
Enovis Corporation (a)	580	32,492
Exact Sciences Corporation (a)	255	18,865
Hologic, Inc. (a)	1,918	137,048
Ionis Pharmaceuticals, Inc. (a)	849	42,951
Karuna Therapeutics, Inc. (a)	115	36,399
Mettler-Toledo International Inc. (a)	16	19,650
Molina Healthcare, Inc. (a)	129	46,609
Quidelortho Corporation (a)	491	36,194
Sarepta Therapeutics, Inc. (a)	160	15,394
Teleflex Incorporated	463	115,395
The Cooper Companies, Inc.	151	57,144
Veeva Systems Inc. - Class A (a)	382	73,543
West Pharmaceutical Services, Inc.	104	36,550
		1,299,648
Information Technology 19.2%
Amphenol Corporation - Class A	481	47,682
Atlassian Corporation - Class A (a)	115	27,354
Bill Holdings, Inc. (a)	89	7,296
CCC Intelligent Solutions Holdings Inc. (a)	3,128	35,629
Clear Secure, Inc. - Class A	303	6,257
Cognex Corporation	452	18,866
CrowdStrike Holdings, Inc. - Class A (a)	400	102,077
Fair Isaac Corporation (a)	53	61,693
Fortinet, Inc. (a)	491	28,762
Keysight Technologies, Inc. (a)	463	73,595
KLA Corporation	67	38,715
Lattice Semiconductor Corporation (a)	814	56,144
Littelfuse, Inc.	39	10,435
Marvell Technology, Inc.	2,315	139,630
Microchip Technology Incorporated	1,876	169,178
MongoDB, Inc. - Class A (a)	44	17,989
NXP Semiconductors N.V.	120	27,516
PTC Inc. (a)	465	81,371
Pure Storage, Inc. - Class A (a)	179	6,372
Roper Technologies, Inc.	76	41,596
Tyler Technologies, Inc. (a)	97	40,390
		1,038,547
Industrials 15.6%
Broadridge Financial Solutions, Inc.	231	47,528
BWXT Government Group, Inc.	317	24,323
Equifax Inc.	329	81,235
ESAB Corporation	552	47,814
Fortive Corporation	798	58,786
Howmet Aerospace Inc.	107	5,791
IDEX Corporation	149	32,349
Ingersoll Rand Inc.	1,251	96,729
J.B. Hunt Transport Services, Inc.	460	91,880
Paylocity Holding Corporation (a)	274	45,136
Quanta Services, Inc.	71	15,322
Shoals Technologies Group, Inc. - Class A (a)	464	7,211
Southwest Airlines Co.	893	25,799
Textron Inc.	1,179	94,815
TransUnion	571	39,268
United Rentals, Inc.	95	54,475
Veralto Corporation	355	29,194
Verisk Analytics, Inc.	127	30,311
Waste Connections, Inc.	124	18,509
		846,475
Consumer Discretionary 12.1%
Bath & Body Works, Inc.	1,027	44,325
Birkenstock Holding PLC (a)	253	12,319
Bright Horizons Family Solutions, Inc. (a)	177	16,718
Burlington Stores, Inc. (a)	340	66,104
Caesars Entertainment, Inc. (a)	537	25,162
Chipotle Mexican Grill, Inc. (a)	9	21,497
Domino's Pizza, Inc.	207	85,389
Five Below, Inc. (a)	222	47,322
Hilton Worldwide Holdings Inc.	551	100,350
Lululemon Athletica Canada Inc. (a)	54	27,405
MGM Resorts International (a)	625	27,940
Mobileye Global Inc. - Class A (a)	160	6,923
O'Reilly Automotive, Inc. (a)	8	7,601
Ross Stores, Inc.	448	61,999
Tractor Supply Company	58	12,409
Ulta Beauty, Inc. (a)	64	31,310
Yum! Brands, Inc.	460	60,113
		654,886
Financials 7.7%
Assurant, Inc.	355	59,797
AXIS Capital Holdings Limited	266	14,739
Cboe Global Markets, Inc.	53	9,464
FleetCor Technologies, Inc. (a)	161	45,500
Intercontinental Exchange, Inc.	480	61,646
K.K.R. Co., Inc. - Class A	959	79,437
Markel Group Inc. (a)	13	19,027
MarketAxess Holdings Inc.	108	31,628
Raymond James Financial, Inc.	310	34,565
Tradeweb Markets Inc. - Class A	648	58,890
		414,693
Materials 5.4%
Avery Dennison Corporation	354	71,565
Ball Corporation	1,596	91,802
Martin Marietta Materials, Inc.	142	70,845
RPM International Inc.	249	27,740
Sealed Air Corporation	900	32,879
		294,831
Communication Services 4.6%
Liberty Media Corporation - Series C (a)	564	35,630
Match Group, Inc. (a)	498	18,190
Spotify Technology S.A. (a)	394	74,074
The New York Times Company - Class A	517	25,347
The Trade Desk, Inc. - Class A (a)	1,293	93,044
		246,285
Energy 4.2%
Cheniere Energy, Inc.	417	71,186
Chesapeake Energy Corporation	179	13,749
Coterra Energy Inc.	1,025	26,158
EQT Corporation	1,161	44,873
Pioneer Natural Resources Company	36	8,028
Range Resources Corporation	625	19,028
TechnipFMC PLC	1,875	37,768
Weatherford International Public Limited Company (a)	63	6,114
		226,904
Consumer Staples 3.5%
Casey's General Stores, Inc.	160	43,876
Dollar General Corporation	98	13,355
Dollar Tree, Inc. (a)	426	60,513
Kenvue Inc.	805	17,332
Reynolds Consumer Products Inc.	735	19,727
The Boston Beer Company, Inc. - Class A (a)	44	15,206
Treehouse Foods, Inc. (a)	478	19,813
		189,822
Real Estate 0.9%
CoStar Group, Inc. (a)	577	50,450
Total Common Stocks (cost $3,838,994)		5,262,541
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 2.8%
Investment Companies 2.8%
T. Rowe Price Government Reserve Fund, 5.35% (c) (d)	153,904	153,904
Total Short Term Investments (cost $153,904)		153,904
Total Investments 100.0% (cost $3,992,898)		5,416,445
Other Assets and Liabilities, Net (0.0)%		(255)
Total Net Assets 100.0%		5,416,190

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/T. Rowe Price Mid-Cap Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	1,645	102,644	104,289	141	—	—	—	—
JNL Government Money Market Fund, 5.32% - Class SL	—	82,748	82,748	77	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	19,944	19,944	20	—	—	—	—
T. Rowe Price Government Reserve Fund, 5.35%	188,148	474,730	508,974	8,866	—	—	153,904	2.8
	189,793	680,066	715,955	9,104	—	—	153,904	2.8

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Mid-Cap Growth Fund
Assets - Securities
Common Stocks	5,262,541	—	—	5,262,541
Short Term Investments	153,904	—	—	153,904
	5,416,445	—	—	5,416,445

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Short-Term Bond Fund
CORPORATE BONDS AND NOTES 50.2%
Financials 18.9%
ABN AMRO Bank N.V.
6.34%, 09/18/27 (a) (b)	1,100	1,124
AerCap Ireland Capital Designated Activity Company
4.88%, 01/16/24	2,440	2,439
3.15%, 02/15/24	870	868
1.65%, 10/29/24	1,011	977
6.10%, 01/15/27	545	558
6.45%, 04/15/27 (b)	2,574	2,665
Avolon Holdings Funding Limited
3.95%, 07/01/24 (b)	690	681
2.88%, 02/15/25 (b)	1,480	1,429
2.13%, 02/21/26 (b)	2,335	2,165
6.38%, 05/04/28 (b)	740	756
Banco Del Estado De Chile
2.70%, 01/09/25 (b)	1,180	1,147
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico
5.38%, 04/17/25 (c)	3,500	3,487
Banco Santander, S.A.
3.50%, 03/24/25 (a)	2,600	2,546
Bank of America Corporation
1.84%, 02/04/25	1,505	1,499
0.98%, 04/22/25	2,190	2,156
3.84%, 04/25/25	1,260	1,253
3.38%, 04/02/26	1,860	1,811
5.08%, 01/20/27	1,650	1,647
1.73%, 07/22/27	1,560	1,430
Bank of Montreal
4.25%, 09/14/24 (a)	945	937
3.70%, 06/07/25 (a)	7,990	7,834
Banque Federative du Credit Mutuel
0.65%, 02/27/24 (b)	2,390	2,373
1.00%, 02/04/25 (b)	2,280	2,175
4.94%, 01/26/26 (a) (b)	1,495	1,490
Barclays PLC
5.30%, 08/09/26 (a)	1,485	1,475
7.33%, 11/02/26 (a)	1,380	1,426
Brighthouse Financial, Inc.
1.00%, 04/12/24 (b)	2,150	2,127
1.55%, 05/24/26 (b)	460	421
CaixaBank, S.A.
6.68%, 09/13/27 (b)	1,565	1,605
6.21%, 01/18/29 (b)	2,240	2,286
Capital One Financial Corporation
4.25%, 04/30/25	495	488
2.64%, 03/03/26	1,905	1,827
4.99%, 07/24/26	1,650	1,634
7.15%, 10/29/27	760	789
6.31%, 06/08/29	995	1,021
Citigroup Inc.
0.98%, 05/01/25	1,805	1,775
4.14%, 05/24/25	1,690	1,680
4.40%, 06/10/25	975	963
3.11%, 04/08/26	1,680	1,634
CNO Global Funding
1.65%, 01/06/25 (b)	2,505	2,397
1.75%, 10/07/26 (b)	2,065	1,873
Corebridge Financial, Inc.
3.50%, 04/04/25	1,350	1,318
Daimler Trucks Finance North America LLC
1.63%, 12/13/24 (b)	1,940	1,877
5.15%, 01/16/26 (b)	790	788
Danske Bank A/S
5.38%, 01/12/24 (b)	2,390	2,390
3.77%, 03/28/25 (b)	1,205	1,199
6.26%, 09/22/26 (b)	845	860
Discover Bank
2.45%, 09/12/24	445	434
Discover Financial Services
3.95%, 11/06/24	680	668
Equitable Financial Life Global Funding
1.10%, 11/12/24 (b)	1,695	1,640
1.70%, 11/12/26 (b)	1,255	1,135
Fidelity National Information Services, Inc.
0.60%, 03/01/24	1,440	1,426
4.50%, 07/15/25	1,070	1,061
Fifth Third Bancorp
6.34%, 07/27/29	810	842
Fifth Third Bank, National Association
5.85%, 10/27/25	3,410	3,399
2.25%, 02/01/27	635	587
First American Financial Corporation
4.60%, 11/15/24	1,415	1,401
Fiserv, Inc.
2.75%, 07/01/24	5,115	5,038
Ford Motor Credit Company LLC
5.13%, 06/16/25	1,905	1,884
6.80%, 11/07/28	995	1,041
General Motors Financial Company, Inc.
2.90%, 02/26/25	3,645	3,537
5.40%, 04/06/26	995	1,000
HSBC Holdings PLC
1.65%, 04/18/26 (a)	3,265	3,104
ING Groep N.V.
6.08%, 09/11/27 (a)	1,140	1,165
J.P. Morgan Chase & Co.
0.82%, 06/01/25	2,010	1,967
2.08%, 04/22/26	3,200	3,066
4.08%, 04/26/26	1,585	1,560
6.24%, (SOFR + 0.89%), 04/22/27 (d)	1,265	1,264
LeasePlan Corporation N.V.
2.88%, 10/24/24 (b)	3,420	3,347
Lloyds Banking Group PLC
4.50%, 11/04/24 (a)	965	953
LPL Holdings, Inc.
6.75%, 11/17/28	600	640
LSEGA Financing PLC
0.65%, 04/06/24 (b)	4,440	4,379
Mercedes-Benz Finance North America LLC
4.80%, 03/30/26 (b)	1,370	1,372
Mitsubishi UFJ Financial Group Inc
0.95%, 07/19/25	2,520	2,456
Morgan Stanley
3.62%, 04/17/25	1,745	1,734
2.63%, 02/18/26	1,770	1,714
6.14%, 10/16/26	1,925	1,959
5.05%, 01/28/27	830	831
Morgan Stanley Bank, National Association
4.75%, 04/21/26 (c)	1,555	1,553
Nasdaq, Inc.
5.65%, 06/28/25 (e)	385	389
NatWest Markets PLC
0.80%, 08/12/24 (b)	1,395	1,361
3.48%, 03/22/25 (b)	995	975
Nordea Bank Abp
3.60%, 06/06/25 (b)	5,775	5,664
Northern Trust Corporation
3.95%, 10/30/25	1,085	1,066
Northwestern Mutual Global Funding
4.35%, 09/15/27 (b)	1,655	1,636
Principal Life Global Funding II
0.75%, 04/12/24 (b)	1,500	1,482
QNB Finance Ltd
3.50%, 03/28/24 (c)	2,700	2,684
2.63%, 05/12/25 (c)	1,500	1,440
S&P Global Inc.
2.45%, 03/01/27	3,630	3,423
Santander Holdings USA, Inc.
2.49%, 01/06/28	1,360	1,242
Skandinaviska Enskilda Banken AB
3.70%, 06/09/25 (b)	6,880	6,761
Societe Generale
2.63%, 10/16/24 (b)	315	308

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Standard Chartered PLC
0.99%, 01/12/25 (b)	840	839
1.21%, 03/23/25 (b)	200	198
1.82%, 11/23/25 (b)	885	853
State Street Corporation
4.86%, 01/26/26	930	925
5.10%, 05/18/26	1,260	1,262
Synchrony Financial
4.25%, 08/15/24	4,690	4,635
The Bank of New York Mellon Corporation
4.41%, 07/24/26	1,810	1,791
4.95%, 04/26/27	1,865	1,865
The Charles Schwab Corporation
2.45%, 03/03/27	4,344	4,050
The Goldman Sachs Group, Inc.
5.84%, (SOFR + 0.51%), 09/10/24 (d)	1,645	1,643
5.84%, (SOFR + 0.49%), 10/21/24 (d)	1,060	1,059
1.76%, 01/24/25	1,420	1,416
3.50%, 04/01/25	2,045	2,001
4.48%, 08/23/28	1,665	1,635
The Huntington National Bank
5.70%, 11/18/25	855	844
The PNC Financial Services Group, Inc.
5.67%, 10/28/25	2,580	2,578
5.81%, 06/12/26	840	845
4.76%, 01/26/27	1,860	1,846
The Toronto-Dominion Bank
3.77%, 06/06/25 (a)	6,600	6,487
The Western Union Company
2.85%, 01/10/25 (e)	4,129	4,015
Truist Financial Corporation
5.73%, (SOFR + 0.40%), 06/09/25 (d)	1,470	1,445
U.S. Bancorp
5.73%, 10/21/26	1,140	1,148
4.55%, 07/22/28	3,565	3,507
UBS Group AG
4.49%, 08/05/25 (a) (b)	2,390	2,373
4.49%, 05/12/26 (b)	695	685
1.49%, 08/10/27 (a) (b)	905	814
6.33%, 12/22/27 (b)	2,970	3,061
Wells Fargo & Company
3.91%, 04/25/26	1,830	1,795
2.19%, 04/30/26	1,455	1,395
4.54%, 08/15/26	2,080	2,059
3.53%, 03/24/28	1,175	1,121
		226,078
Consumer Discretionary 4.7%
7-Eleven, Inc.
0.80%, 02/10/24 (b)	1,490	1,482
Advance Auto Parts, Inc.
5.90%, 03/09/26	1,485	1,478
Aptiv PLC
2.40%, 02/18/25	2,050	1,983
AutoZone, Inc.
6.25%, 11/01/28	1,170	1,246
Brunswick Corporation
0.85%, 08/18/24	2,355	2,280
Hasbro, Inc.
3.00%, 11/19/24 (e) (f)	3,380	3,304
Hyundai Capital America
0.80%, 01/08/24 (b)	1,810	1,809
0.88%, 06/14/24 (b)	1,685	1,650
1.00%, 09/17/24 (b)	865	838
6.25%, 11/03/25 (b)	820	832
5.50%, 03/30/26 (b)	885	889
5.60%, 03/30/28 (b)	1,180	1,195
Hyundai Capital Services, Inc.
2.13%, 04/24/25 (b)	830	796
Lowe`s Companies, Inc.
4.40%, 09/08/25	2,350	2,333
4.80%, 04/01/26	1,070	1,071
3.35%, 04/01/27	680	656
Marriott International, Inc.
3.75%, 03/15/25	495	486
5.45%, 09/15/26	610	621
4.90%, 04/15/29	490	493
Mattel, Inc.
3.38%, 04/01/26 (b)	1,410	1,349
5.88%, 12/15/27 (b)	1,530	1,546
Mohawk Industries, Inc.
5.85%, 09/18/28	980	1,016
Nordstrom, Inc.
2.30%, 04/08/24	390	385
O'Reilly Automotive, Inc.
5.75%, 11/20/26	1,205	1,235
Ross Stores, Inc.
4.60%, 04/15/25	4,010	3,982
0.88%, 04/15/26	1,110	1,018
Starbucks Corporation
4.75%, 02/15/26	1,375	1,381
Stellantis Finance US Inc.
1.71%, 01/29/27 (b)	1,330	1,208
Tapestry, Inc.
7.05%, 11/27/25 (e)	250	255
7.00%, 11/27/26 (e)	300	311
V.F. Corporation
2.40%, 04/23/25	2,774	2,647
2.80%, 04/23/27	1,430	1,308
Volkswagen Group of America, Inc.
3.95%, 06/06/25 (b)	4,090	4,011
5.80%, 09/12/25 (b)	1,260	1,272
5.70%, 09/12/26 (b)	1,070	1,083
6.00%, 11/16/26 (b)	1,195	1,224
Warnermedia Holdings, Inc.
6.41%, 03/15/26	1,015	1,014
3.76%, 03/15/27	5,015	4,803
		56,490
Health Care 4.1%
AbbVie Inc.
2.95%, 11/21/26	3,640	3,489
Becton, Dickinson and Company
4.69%, 02/13/28	3,035	3,053
Cardinal Health, Inc.
3.50%, 11/15/24	2,000	1,964
CVS Health Corporation
5.00%, 02/20/26	2,095	2,105
2.88%, 06/01/26	855	817
3.00%, 08/15/26	890	851
1.30%, 08/21/27	2,965	2,637
HCA Inc.
5.38%, 02/01/25	1,170	1,168
5.88%, 02/15/26	1,230	1,243
3.13%, 03/15/27	2,280	2,151
Health Care Service Corporation, A Mutual Legal Reserve Company
1.50%, 06/01/25 (b)	2,935	2,784
Humana Inc.
1.35%, 02/03/27	675	610
5.75%, 03/01/28	810	841
IQVIA Inc.
6.25%, 02/01/29 (b)	810	846
Mars, Incorporated
4.55%, 04/20/28 (b)	2,555	2,567
Mylan II B.V.
3.95%, 06/15/26	3,745	3,623
PeaceHealth
1.38%, 11/15/25	470	437
Perrigo Finance Unlimited Company
3.90%, 12/15/24	1,697	1,647
Pfizer Investment Enterprises Pte. Ltd
4.45%, 05/19/26 - 05/19/28	4,525	4,496
Revvity, Inc.
0.85%, 09/15/24	5,105	4,936
UnitedHealth Group Incorporated
3.70%, 05/15/27	1,490	1,460
5.25%, 02/15/28	910	941
4.25%, 01/15/29	1,695	1,691
Viatris Inc.
1.65%, 06/22/25	2,030	1,923

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
2.30%, 06/22/27	1,353	1,227
		49,507
Utilities 4.1%
American Electric Power Company, Inc.
5.20%, 01/15/29	2,110	2,137
Constellation Energy Generation, LLC
5.60%, 03/01/28	1,185	1,220
DTE Energy Company
4.22%, 11/01/24 (g)	1,980	1,958
Enel Finance International N.V.
2.65%, 09/10/24 (b)	2,710	2,657
6.80%, 10/14/25 (b)	400	410
1.38%, 07/12/26 (b)	2,250	2,052
Korea Electric Power Corp
5.38%, 04/06/26 (b)	2,400	2,424
Korea Hydro & Nuclear Power Co., Ltd
1.25%, 04/27/26 (b)	1,419	1,305
4.25%, 07/27/27 (b)	1,120	1,104
NextEra Energy Capital Holdings, Inc.
6.05%, 03/01/25 (g)	965	974
4.45%, 06/20/25	2,520	2,498
5.75%, 09/01/25 (g)	310	313
1.88%, 01/15/27	2,270	2,086
NiSource Inc.
5.25%, 03/30/28	515	525
NRG Energy, Inc.
3.75%, 06/15/24 (b)	1,420	1,406
Pacific Gas And Electric Company
3.50%, 06/15/25	1,980	1,919
Sempra
3.30%, 04/01/25	1,505	1,469
5.40%, 08/01/26	1,090	1,104
Southern California Gas Company
2.95%, 04/15/27	1,625	1,541
Tenaga Nasional Berhad
7.50%, 11/01/25 (c)	2,800	2,907
The AES Corporation
3.30%, 07/15/25 (b)	1,365	1,317
The Israel Electric Corporation Ltd.
5.00%, 11/12/24 (b)	2,440	2,403
Vistra Operations Company LLC
3.55%, 07/15/24 (b)	10,980	10,825
5.13%, 05/13/25 (b)	1,885	1,870
		48,424
Energy 3.9%
ABP Finance B.V.
2.00%, 07/15/26 (b)	569	526
Apa Infrastructure Limited
4.20%, 03/23/25 (b)	4,461	4,396
Canadian Natural Resources Limited
3.80%, 04/15/24	1,605	1,596
2.05%, 07/15/25	2,710	2,583
Columbia Pipelines Holding Company LLC
6.06%, 08/15/26 (b)	290	297
DCP Midstream Operating, LP
5.38%, 07/15/25	3,436	3,441
Enbridge Inc.
2.50%, 01/15/25 - 02/14/25	3,320	3,231
5.90%, 11/15/26	730	749
6.00%, 11/15/28	600	630
Energy Transfer LP
5.88%, 01/15/24	4,795	4,793
4.90%, 02/01/24	1,885	1,883
2.90%, 05/15/25	480	465
6.05%, 12/01/26	2,770	2,847
Equinor ASA
2.88%, 04/06/25	3,880	3,789
Gray Oak Pipeline, LLC
2.60%, 10/15/25 (b)	940	892
ONEOK, Inc.
5.55%, 11/01/26	1,325	1,348
Ovintiv Canada ULC
5.65%, 05/15/25	1,535	1,542
Pioneer Natural Resources Company
5.10%, 03/29/26	1,634	1,637
Sabine Pass Liquefaction, LLC
5.75%, 05/15/24	429	429
5.63%, 03/01/25	2,330	2,335
Sunoco Logistics Partners Operations L.P.
4.25%, 04/01/24	785	784
The Williams Companies, Inc.
5.40%, 03/02/26	3,205	3,220
TransCanada PipeLines Limited
6.20%, 03/09/26	3,415	3,418
		46,831
Communication Services 3.6%
AT&T Inc.
4.10%, 02/15/28	780	762
Charter Communications Operating, LLC
4.91%, 07/23/25	7,435	7,366
6.15%, 11/10/26	795	814
Cox Communications, Inc.
3.15%, 08/15/24 (b)	3,654	3,591
3.50%, 08/15/27 (b)	860	819
KT Corporation
4.00%, 08/08/25 (b)	3,095	3,046
Meta Platforms, Inc.
4.60%, 05/15/28	1,095	1,111
NBN Co Limited
1.45%, 05/05/26 (b)	3,665	3,389
NTT Finance Corporation
4.24%, 07/25/25 (b)	755	747
PCCW-HKT Capital No. 2 Limited
3.63%, 04/02/25 (c)	4,100	4,021
Rogers Communications Inc.
2.95%, 03/15/25	3,135	3,046
3.20%, 03/15/27	2,250	2,142
Take-Two Interactive Software, Inc.
3.30%, 03/28/24	68	68
3.55%, 04/14/25	1,110	1,086
5.00%, 03/28/26	1,910	1,920
T-Mobile USA, Inc.
3.50%, 04/15/25	1,905	1,866
2.63%, 04/15/26	955	909
Verizon Communications Inc.
0.85%, 11/20/25	2,110	1,961
1.45%, 03/20/26	2,475	2,307
2.63%, 08/15/26	2,730	2,601
		43,572
Real Estate 2.8%
American Tower Corporation
2.40%, 03/15/25	1,175	1,137
1.60%, 04/15/26	2,927	2,707
3.55%, 07/15/27	1,188	1,141
Brixmor Operating Partnership LP
3.65%, 06/15/24	4,307	4,250
Crown Castle Inc.
3.20%, 09/01/24	835	821
1.05%, 07/15/26	2,800	2,528
2.90%, 03/15/27	2,205	2,063
5.00%, 01/11/28	850	847
5.60%, 06/01/29	930	950
Essex Portfolio, L.P.
3.88%, 05/01/24	1,890	1,880
Kilroy Realty, L.P.
3.45%, 12/15/24	1,250	1,219
4.38%, 10/01/25	1,505	1,464
Public Storage, Inc.
5.82%, (SOFR + 0.47%), 04/23/24 (d)	1,235	1,235
5.13%, 01/15/29	790	817
Realty Income Corporation
5.05%, 01/13/26	645	644
Simon Property Group, L.P.
2.00%, 09/13/24	830	810
W.P. Carey Inc.
4.60%, 04/01/24	4,210	4,200

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Weingarten Realty Investors
4.45%, 01/15/24	5,000	4,998
		33,711
Consumer Staples 2.6%
B.A.T. International Finance P.L.C.
1.67%, 03/25/26	1,775	1,649
4.45%, 03/16/28	3,255	3,204
Coca-Cola Europacific Partners PLC
0.80%, 05/03/24 (b)	4,865	4,794
1.50%, 01/15/27 (b)	290	262
CSL Finance PLC
3.85%, 04/27/27 (b)	730	711
Dollar General Corporation
5.20%, 07/05/28	1,088	1,104
ERAC USA Finance LLC
4.60%, 05/01/28 (b)	2,440	2,428
HPHT Finance (19) Limited
2.88%, 11/05/24 (c)	2,957	2,892
Imperial Brands Finance PLC
3.13%, 07/26/24 (b) (e)	5,020	4,964
4.25%, 07/21/25 (b) (e)	1,660	1,632
JDE Peet's N.V.
0.80%, 09/24/24 (b)	1,035	996
Kenvue Inc.
5.35%, 03/22/26	385	389
Mondelez International Holdings Netherlands B.V.
4.25%, 09/15/25 (b)	1,525	1,507
Mondelez International, Inc.
2.63%, 03/17/27	1,325	1,253
Philip Morris International Inc.
4.88%, 02/13/26	1,630	1,636
Viterra Finance B.V.
4.90%, 04/21/27 (b)	2,015	1,998
		31,419
Industrials 2.6%
Canadian Pacific Kansas City Limited
1.35%, 12/02/24	2,420	2,333
1.75%, 12/02/26	1,065	982
Carrier Global Corporation
2.24%, 02/15/25	483	467
5.80%, 11/30/25 (b)	960	973
DAE Funding LLC
1.55%, 08/01/24 (b)	1,185	1,155
GATX Corporation
4.35%, 02/15/24	4,215	4,210
3.25%, 03/30/25 - 09/15/26	2,725	2,637
3.85%, 03/30/27	508	489
NTT Finance Corporation
0.58%, 03/01/24 (b)	1,245	1,236
Otis Worldwide Corporation
2.06%, 04/05/25	1,660	1,597
Owens Corning
3.40%, 08/15/26	209	201
Park Aerospace Holdings Limited
5.50%, 02/15/24 (b)	861	859
Parker-Hannifin Corporation
3.65%, 06/15/24	3,765	3,731
Penske Truck Leasing Co., L.P.
3.45%, 07/01/24 (b)	3,465	3,436
5.75%, 05/24/26 (b)	1,625	1,632
Regal Rexnord Corporation
6.05%, 02/15/26 (b) (e)	1,395	1,410
Republic Services, Inc.
0.88%, 11/15/25	863	799
4.88%, 04/01/29	690	702
SMBC Aviation Capital Finance Designated Activity Company
3.55%, 04/15/24 (b)	1,810	1,799
		30,648
Materials 1.6%
Amcor Flexibles North America, Inc.
4.00%, 05/17/25	1,230	1,209
Celanese US Holdings LLC
6.05%, 03/15/25 (e)	1,189	1,198
Celulosa Arauco y Constitucion S.A.
4.50%, 08/01/24	1,530	1,515
Ecolab Inc.
5.25%, 01/15/28	1,840	1,903
LG Chem, Ltd.
3.25%, 10/15/24 (c)	3,400	3,343
LYB International Finance III, LLC
1.25%, 10/01/25	1,417	1,325
Nucor Corporation
3.95%, 05/23/25	830	817
Nutrien Ltd.
4.90%, 03/27/28	980	987
POSCO Holdings Inc.
4.38%, 08/04/25 (c)	900	888
5.63%, 01/17/26 (b)	1,315	1,325
Steel Dynamics, Inc.
2.80%, 12/15/24	2,121	2,065
The Sherwin-Williams Company
4.25%, 08/08/25	760	751
Westlake Corporation
0.88%, 08/15/24	1,650	1,601
		18,927
Information Technology 1.3%
Amphenol Corporation
2.05%, 03/01/25	1,395	1,346
CDW Finance Corporation
5.50%, 12/01/24	765	761
Fortinet, Inc.
1.00%, 03/15/26	1,445	1,326
Microchip Technology Incorporated
0.98%, 09/01/24	2,015	1,952
Micron Technology, Inc.
4.98%, 02/06/26	295	295
4.19%, 02/15/27	295	289
5.38%, 04/15/28	1,900	1,934
NXP B.V.
4.88%, 03/01/24	2,578	2,573
2.70%, 05/01/25	1,600	1,543
3.88%, 06/18/26	1,175	1,145
3.15%, 05/01/27	130	123
4.40%, 06/01/27	295	292
Qorvo, Inc.
1.75%, 12/15/24	920	882
Workday, Inc.
3.50%, 04/01/27	975	944
		15,405
Total Corporate Bonds And Notes (cost $610,011)		601,012
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 24.8%
Ally Auto Receivables Trust 2023-A
Series 2023-B-A, 6.01%, 12/15/25	281	280
Series 2023-C-A, 6.01%, 12/15/26	519	521
American Airlines, Inc.
Series 2017-B-2B, 3.70%, 10/15/25	908	848
Americredit Automobile Receivables Trust 2020-1
Series 2020-C-1, 1.59%, 10/18/25	500	496
Series 2020-D-1, 1.80%, 12/18/25	1,305	1,277
AmeriCredit Automobile Receivables Trust 2021-1
Series 2021-C-1, 0.89%, 10/19/26	1,960	1,872
Series 2021-D-1, 1.21%, 12/18/26	1,215	1,131
AmeriCredit Automobile Receivables Trust 2021-2
Series 2021-D-2, 1.29%, 06/18/27	2,490	2,294
AmeriCredit Automobile Receivables Trust 2022-1
Series 2022-D-1, 3.23%, 02/18/28	1,465	1,374
Americredit Automobile Receivables Trust 2023-1
Series 2023-C-1, 5.80%, 12/18/28	1,195	1,207
Amur Equipment Finance Receivables X LLC
Series 2022-C-1A, 2.37%, 04/20/28	550	514
Angel Oak Mortgage Trust 2021-1
Series 2021-A1-1, REMIC, 0.91%, 02/25/25 (d)	1,230	1,034
Angel Oak Real Estate Investment TRS Trust II
Series 2021-A1-3, REMIC, 1.07%, 06/25/25 (d)	806	675
Auxilior Term Funding 2023-1 LLC
Series 2023-A2-1A, 6.18%, 12/16/30	1,760	1,768

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Avis Budget Rental Car Funding (AESOP) LLC
Series 2018-C-2A, 4.95%, 03/20/24	400	399
Series 2019-A-2A, 3.35%, 09/20/24	1,670	1,649
Series 2019-B-2A, 3.55%, 09/20/24	1,225	1,207
Series 2020-A-1A, 2.33%, 08/20/25	990	947
BAMLL Commercial Mortgage Securities Trust 2018-DSNY
Series 2018-A-DSNY, REMIC, 6.26%, (1 Month Term SOFR + 0.90%), 09/15/34 (d)	3,090	3,075
Bayview MSR Opportunity Master Fund Trust 2021-INV2
Series 2021-A5-2, REMIC, 2.50%, 05/25/28	1,823	1,587
BCP Trust 2021-330N
Series 2021-A-330N, REMIC, 6.28%, (1 Month Term SOFR + 0.91%), 06/15/38 (d)	1,250	1,122
BFLD Trust 2019-DPLO
Series 2019-B-DPLO, REMIC, 6.82%, (1 Month Term SOFR + 1.45%), 10/15/24 (d)	2,770	2,756
BINOM Securitization Trust 2021-INV1
Series 2021-A2-INV1, REMIC, 2.37%, 06/25/56 (d)	682	584
Series 2021-A3-INV1, REMIC, 2.63%, 06/25/56 (d)	700	602
BPR Trust 2021-TY
Series 2021-B-TY, REMIC, 6.63%, (1 Month Term SOFR + 1.26%), 09/15/38 (d)	1,855	1,768
Bravo Residential Funding Trust 2021-NQM3
Series 2021-A1-NQM3, REMIC, 1.70%, 04/25/60 (d)	1,103	986
BRE Grand Islander Timeshare Issuer 2017-A LLC
Series 2017-A-1A, 2.94%, 05/25/29	1,197	1,171
BRE Grand Islander Timeshare Issuer 2019-A LLC
Series 2019-A-A, 3.28%, 09/26/33	387	368
BSREP Commercial Mortgage Trust 2021-DC
Series 2021-D-DC, REMIC, 7.38%, (1 Month Term SOFR + 2.01%), 08/16/38 (d)	777	605
BX Commercial Mortgage Trust 2019-IMC
Series 2019-B-IMC, REMIC, 6.78%, (1 Month Term SOFR + 1.41%), 04/17/34 (d)	878	871
BX Commercial Mortgage Trust 2019-XL
Series 2019-B-XL, REMIC, 6.56%, (1 Month Term SOFR + 1.19%), 10/15/36 (d)	1,403	1,395
BX Commercial Mortgage Trust 2022-CSMO
Series 2022-B-CSMO, REMIC, 8.50%, (1 Month Term SOFR + 3.14%), 06/17/24 (d)	1,575	1,576
CarMax Auto Owner Trust 2020-1
Series 2020-B-1, 2.21%, 09/15/25	1,810	1,799
Series 2020-C-1, 2.34%, 11/17/25	785	781
CarMax Auto Owner Trust 2020-4
Series 2020-D-4, 1.75%, 04/15/27	1,335	1,272
CarMax Auto Owner Trust 2023-2
Series 2023-C-2, 5.57%, 11/15/28	2,330	2,317
Series 2023-D-2, 6.55%, 10/15/29	1,570	1,565
Carmax Auto Owner Trust 2023-3
Series 2023-B-3, 5.47%, 02/15/29	465	463
Series 2023-C-3, 5.61%, 02/15/29	1,505	1,495
Series 2023-D-3, 6.44%, 12/16/30	820	825
Carvana Auto Receivables Trust 2022-N1
Series 2022-C-N1, 3.32%, 02/10/27	221	216
Cedar Funding Ltd
Series 2021-A-14A, 6.76%, (3 Month Term SOFR + 1.36%), 07/15/33 (d)	3,070	3,067
CGDB Commercial Mortgage Trust 2019-MOB
Series 2019-D-MOB, REMIC, 7.13%, (1 Month Term SOFR + 1.76%), 11/17/36 (d)	1,455	1,395
CIFC Funding 2014-II-R, Ltd.
Series 2014-A1-2RA, 6.71%, (3 Month Term SOFR + 1.31%), 04/24/30 (d)	1,323	1,323
CIFC Funding 2021-IV Ltd.
Series 2021-A-4A, 6.71%, (3 Month Term SOFR + 1.31%), 07/15/33 (d)	905	905
CIM Trust 2020-INV1
Series 2020-A2-INV1, REMIC, 2.50%, 09/25/41	1,230	1,014
CIM Trust 2022-R3
Series 2022-A1-R3, REMIC, 4.50%, 03/25/62	3,505	3,369
Citigroup Mortgage Loan Trust
Series 2020-A3-EXP2, REMIC, 2.50%, 08/25/50	1,248	1,054
COLT 2020-3 Mortgage Loan Trust
Series 2020-A1-3, REMIC, 1.51%, 04/27/65	108	101
COLT Funding LLC
Series 2021-A2-1, REMIC, 1.17%, 06/25/66 (d)	1,057	868
COMM 2014-CCRE15 Mortgage Trust
Series 2014-B-CR15, REMIC, 4.51%, 01/12/24 (d)	1,930	1,808
COMM 2014-CCRE19 Mortgage Trust
Series 2014-AM-CR19, REMIC, 4.08%, 08/12/24	2,070	2,016
Series 2014-D-CR19, REMIC, 4.63%, 08/12/24 (d)	760	698
COMM 2014-UBS5 Mortgage Trust
Series 2014-A4-UBS5, REMIC, 3.84%, 09/12/24	2,850	2,801
COMM 2017-PANW Mortgage Trust
Series 2017-A-PANW, REMIC, 3.24%, 10/11/24	100	89
Series 2017-D-PANW, REMIC, 3.93%, 10/11/24 (d)	1,610	1,419
Crown Communication Inc.
Series 2018-C-2, 4.24%, 07/15/28	690	654
CSMC 2019-ICE4
Series 2019-C-ICE4, REMIC, 6.84%, (1 Month Term SOFR + 1.48%), 05/15/36 (d)	2,673	2,666
Series 2019-D-ICE4, REMIC, 7.01%, (1 Month Term SOFR + 1.65%), 05/15/36 (d)	1,960	1,954
CSMC 2020-NET
Series 2020-A-NET, REMIC, 2.26%, 08/15/25	882	814
Deephaven Residential Mortgage Trust 2021-1
Series 2021-A2-1, 0.97%, 05/25/65	218	197
Deephaven Residential Mortgage Trust 2021-2
Series 2021-A3-2, REMIC, 1.26%, 06/25/25 (d)	481	421
Dell Equipment Finance Trust 2023-3
Series 2023-D-3, 6.75%, 06/22/26	180	183
Driven Brands Funding, LLC
Series 2018-A2-1A, 4.74%, 04/20/25	614	609
Dryden 86 CLO, Ltd.
Series 2020-A1R-86A, 6.76%, (3 Month Term SOFR + 1.36%), 07/17/34 (d)	2,660	2,655
Elara HGV Timeshare Issuer 2017-A, LLC
Series 2017-A-A, REMIC, 2.69%, 03/25/30	118	116
Elara HGV Timeshare Issuer 2019-A, LLC
Series 2019-A-A, 2.61%, 01/25/34	526	503
Elara HGV Timeshare Issuer 2023-A, LLC
Series 2023-A-A, 6.16%, 11/25/30	901	916
Series 2023-C-A, 7.30%, 11/25/30	775	787
Ellington Financial Mortgage Trust 2019-2
Series 2019-A3-2, REMIC, 3.05%, 11/25/59 (d)	197	185
Ellington Financial Mortgage Trust 2021-1
Series 2021-A1-1, REMIC, 0.80%, 02/25/66 (d)	262	216
Series 2021-A3-1, REMIC, 1.11%, 02/25/66 (d)	229	189
Ellington Financial Mortgage Trust 2021-2
Series 2021-A1-2, REMIC, 0.93%, 06/25/66 (d)	662	534
Series 2021-A3-2, REMIC, 1.29%, 06/25/66 (d)	639	516
Ellington Financial Mortgage Trust 2021-3
Series 2021-A3-3, REMIC, 1.55%, 09/25/66	617	485
Enterprise Fleet Financing 2023-3, LLC
Series 2023-A2-3, 6.44%, 02/22/27	2,000	2,044
Exeter Automobile Receivables Trust 2022-4
Series 2022-D-4A, 5.98%, 12/15/25	1,375	1,354
Exeter Automobile Receivables Trust 2022-5
Series 2022-C-5A, 6.51%, 12/15/27	4,300	4,303
Exeter Automobile Receivables Trust 2022-6
Series 2022-A3-6A, 5.70%, 08/17/26	455	455
Exeter Automobile Receivables Trust 2023-1
Series 2023-D-1A, 6.69%, 06/15/29	180	182
Finance of America HECM Buyout 2022-HB2
Series 2022-A1A-HB2, 4.00%, 12/25/24	2,028	1,988
FirstKey Homes 2020-SFR1 Trust
Series 2020-D-SFR1, 2.24%, 09/17/25	4,965	4,628

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Flagstar Mortgage Trust 2019-1INV
Series 2019-A13-1INV, REMIC, 3.50%, 01/25/40 (d)	282	250
Flagstar Mortgage Trust 2020-1INV
Series 2020-A11-1INV, REMIC, 6.00%, (1 Month Term SOFR + 0.96%), 08/25/41 (d)	398	369
Fontainebleau Miami Beach Trust 2019-FBLU
Series 2019-A-FBLU, REMIC, 3.14%, 12/12/24	945	916
Series 2019-B-FBLU, REMIC, 3.45%, 12/12/24	2,480	2,403
Ford Credit Auto Lease Trust 2022-A
Series 2022-C-A, 4.18%, 10/15/25	3,745	3,684
Ford Credit Auto Owner Trust 2020-REV2
Series 2020-C-2, 1.74%, 10/15/25	1,405	1,305
Ford Credit Auto Owner Trust 2023-B
Series 2023-B-B, 6.20%, 03/15/26	475	482
Series 2023-C-B, 6.43%, 05/15/26	895	912
Ford Credit Floorplan Master Owner Trust A
Series 2023-C-1, 5.75%, 05/15/26	995	982
Series 2023-D-1, 6.62%, 05/15/26	1,200	1,185
Galton Funding Mortgage Trust 2018-1
Series 2018-A33-1, REMIC, 3.50%, 02/25/33 (d)	130	116
Galton Funding Mortgage Trust 2019-1
Series 2019-A32-1, REMIC, 4.00%, 12/25/32 (d)	71	65
Series 2019-A21-1, REMIC, 4.50%, 12/25/32 (d)	142	136
Galton Funding Mortgage Trust 2019-H1
Series 2019-M1-H1, REMIC, 3.34%, 10/25/59	805	748
Galton Funding Mortgage Trust 2020-H1
Series 2020-M1-H1, REMIC, 2.83%, 02/25/24 (d)	1,170	992
GM Financial Automobile Leasing Trust 2022-3
Series 2022-C-3, 5.13%, 03/20/25	5,680	5,622
GM Financial Automobile Leasing Trust 2023-1
Series 2023-C-1, 5.76%, 11/20/25	4,420	4,370
GM Financial Consumer Automobile Receivables Trust 2020-4
Series 2020-C-4, 1.05%, 05/18/26	1,010	976
GM Financial Consumer Automobile Receivables Trust 2023-1
Series 2023-B-1, 5.03%, 09/18/28	805	799
Great Wolf Trust 2019-WOLF
Series 2019-A-WOLF, REMIC, 6.25%, (1 Month Term SOFR + 1.15%), 12/15/36 (d) (g)	2,709	2,699
Series 2019-C-WOLF, REMIC, 6.85%, (1 Month Term SOFR + 1.75%), 12/15/36 (d) (g)	1,190	1,180
GS Mortgage Securities Corporation Trust 2021-ROSS
Series 2021-B-ROSS, REMIC, 7.08%, (1 Month Term SOFR + 1.71%), 06/16/36 (d)	1,720	1,358
GS Mortgage-Backed Securities Trust 2014-EB1
Series 2014-2A1-EB1A, REMIC, 4.46%, 07/25/44 (d)	20	20
GS Mortgage-Backed Securities Trust 2022-GR1
Series 2022-A5-GR1, REMIC, 2.50%, 10/25/28	3,513	3,033
Hardee's Funding LLC
Series 2018-A2II-1A, 4.96%, 06/20/25	929	889
Series 2020-A2-1A, 3.98%, 12/20/27	825	724
Series 2018-A23-1A, 5.71%, 06/20/28	834	761
Hilton Grand Vacations Trust 2020-A
Series 2020-A-AA, 2.74%, 02/25/39	576	546
Hilton Grand Vacations Trust 2022-1D
Series 2022-A-1D, 3.61%, 06/20/34	437	420
HPEFS Equipment Trust 2021-2
Series 2021-D-2A, 1.29%, 01/20/25	1,075	1,044
HPEFS Equipment Trust 2023-1
Series 2023-B-1A, 5.73%, 09/20/25	1,830	1,832
HPEFS Equipment Trust 2023-2
Series 2023-C-2A, 6.48%, 03/20/26	400	407
Series 2023-D-2A, 6.97%, 07/20/26	405	414
Imperial Fund Mortgage Trust 2021-NQM2
Series 2021-A3-NQM2, REMIC, 1.52%, 09/25/56 (d)	987	786
Imperial Fund Mortgage Trust 2022-NQM4
Series 2022-A1-NQM4, REMIC, 4.77%, 06/25/67 (d)	3,005	2,960
J.P. Morgan Chase Bank, National Association
Series 2021-B-2, 0.89%, 01/25/25	382	373
J.P. Morgan Chase Commercial Mortgage Securities Corp.
Series 2019-C-BKWD, REMIC, 7.08%, (1 Month Term SOFR + 1.71%), 09/17/29 (d) (g)	1,195	1,022
J.P. Morgan Chase Commercial Mortgage Securities Trust 2020-609M
Series 2020-B-609M, REMIC, 7.46%, (1 Month Term SOFR + 1.88%), 10/17/33 (d)	2,420	2,166
Series 2020-C-609M, REMIC, 7.86%, (1 Month Term SOFR + 2.28%), 10/17/33 (d)	1,955	1,612
J.P. Morgan Mortgage Trust
Series 2020-A13-INV2, REMIC, 3.00%, 10/25/50	408	351
J.P. Morgan Mortgage Trust 2020-INV1
Series 2020-A15-INV1, REMIC, 3.50%, 03/25/43 (d)	282	246
Series 2020-A11-INV1, REMIC, 6.00%, (1 Month Term SOFR + 0.94%), 03/25/43 (d)	172	162
KKR CLO 29 Ltd.
Series A-29A, 6.86%, (3 Month Term SOFR + 1.46%), 01/15/32 (d)	2,750	2,750
KNDR Trust 2021-KIND
Series 2021-C-KIND, REMIC, 7.23%, (1 Month Term SOFR + 1.86%), 08/15/26 (d)	2,408	2,276
LSTAR Commercial Mortgage Trust 2017-5
Series 2017-AS-5, REMIC, 4.02%, 01/12/27	1,410	1,253
Madison Park Funding XXIII, Ltd
Series 2017-AR-23A, 6.62%, (3 Month Term SOFR + 1.23%), 07/28/31 (d)	3,032	3,031
Series 2017-BR-23A, 7.20%, (3 Month Term SOFR + 1.81%), 07/28/31 (d)	2,005	2,000
Madison Park Funding XXX, Ltd.
Series 2019-AR-33A, 6.68%, (3 Month Term SOFR + 1.29%), 10/15/32 (d)	4,150	4,148
Magnetite XXV, Limited
Series 2020-A-25A, 6.84%, (3 Month Term SOFR + 1.46%), 01/26/32 (d)	2,020	2,020
MFA Trust
Series 2021-A1-INV1, REMIC, 0.85%, 01/25/56 (d)	454	414
MidOcean Credit CLO XI Ltd
Series 2022-A1R-11A, 7.11%, (3 Month Term SOFR + 1.73%), 10/18/33 (d)	970	970
Series 2022-BR-11A, 8.03%, (3 Month Term SOFR + 2.65%), 10/18/33 (d)	1,460	1,460
Mill City Mortgage Loan Trust 2017-2
Series 2017-A1-2, REMIC, 2.75%, 01/25/24 (d)	13	13
MMAF Equipment Finance LLC 2022-B
Series 2022-A2-B, 5.57%, 09/09/25	869	867
Series 2022-A3-B, 5.61%, 07/10/28	850	856
Morgan Stanley Capital I Trust 2014-150E
Series 2014-A-150E, REMIC, 3.91%, 09/11/24	2,710	2,116
Morgan Stanley Capital I Trust 2019-NUGS
Series 2019-D-NUGS, REMIC, 7.28%, (1 Month Term SOFR + 1.91%), 12/15/36 (d)	1,395	558
Morgan Stanley Residential Mortgage Loan Trust 2020-1
Series 2023-A2-NQM1, REMIC, 7.53%, 09/25/68 (g)	438	446
MVW 2019-2 LLC
Series 2019-B-2A, REMIC, 2.44%, 10/20/38	254	238
MVW 2020-1 LLC
Series 2020-A-1A, 1.74%, 10/20/37	392	364
Series 2020-B-1A, 2.73%, 10/20/37	696	654
MVW 2023-1 LLC
Series 2023-A-1A, 4.93%, 10/22/40	2,818	2,788
MVW 2023-2 LLC
Series 2023-A-2A, 6.18%, 11/20/40	1,605	1,638
Series 2023-B-2A, 6.33%, 11/20/40	349	357
Navient Private Education Loan Trust 2020-A
Series 2020-A2A-A, 2.46%, 11/15/68	909	858
Navient Private Education Loan Trust 2020-C
Series 2020-A2A-CA, 2.15%, 03/15/29	3,532	3,273
Navient Private Education Refi Loan Trust 2019-A
Series 2019-A2A-A, 3.42%, 04/17/28	580	565

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Navient Private Education Refi Loan Trust 2019-E
Series 2019-A2A-EA, 2.64%, 09/15/28	953	909
Navient Private Education Refi Loan Trust 2019-G
Series 2019-A-GA, 2.40%, 05/15/28	1,149	1,072
Navient Private Education Refi Loan Trust 2020-D
Series 2020-A-DA, 1.69%, 05/15/69	647	586
Navient Private Education Refi Loan Trust 2020-G
Series 2020-A-GA, 1.17%, 09/15/69	423	377
Navient Private Education Refi Loan Trust 2020-H
Series 2020-A-HA, 1.31%, 11/15/27	395	362
Navistar Financial Dealer Note Master Owner Trust II
Series 2023-A-1, 6.18%, 08/25/25	1,055	1,056
Nelnet Student Loan Trust 2021-C
Series 2021-AFX-CA, 1.32%, 04/20/62	1,422	1,281
Nelnet, Inc.
Series 2005-A4-4, 5.79%, (SOFR 90-Day Average + 0.44%), 03/22/32 (d)	789	750
Neuberger Berman Loan Advisers CLO 32, Ltd.
Series 2019-AR-32A, 6.65%, (3 Month Term SOFR + 1.25%), 01/20/32 (d)	1,955	1,953
New Residential Mortgage Loan Trust 2021-INC2
Series 2021-A7-INV2, REMIC, 2.50%, 06/25/28 (d)	3,209	2,796
New Residential Mortgage Loan Trust 2021-INV1
Series 2021-A6-INV1, REMIC, 2.50%, 03/25/28 (d)	1,138	993
NLT 2021-INV2 Trust
Series 2021-A3-INV2, REMIC, 1.52%, 08/25/56 (d)	871	689
Oaktree CLO 2022-2 Ltd
Series 2022-A1R-2A, 0.00%, (3 Month Term SOFR + 0.00%), 07/15/33 (d)	2,935	2,935
OBX 2019-EXP2 Trust
Series 2019-2A2-EXP2, REMIC, 6.67%, (1 Month Term SOFR + 1.31%), 07/25/24 (d)	266	256
OBX 2019-EXP3 Trust
Series 2019-2A1-EXP3, REMIC, 6.37%, (1 Month Term SOFR + 1.01%), 09/25/59 (d)	280	269
OBX 2020-EXP1 Trust
Series 2020-2A1-EXP1, REMIC, 6.22%, (1 Month Term SOFR + 0.86%), 02/25/27 (d)	304	285
Series 2020-1A8-EXP1, REMIC, 3.50%, 01/25/60 (d)	585	516
Series 2020-2A2-EXP1, REMIC, 6.42%, (1 Month Term SOFR + 1.06%), 01/26/60 (d)	339	319
OBX 2020-EXP2 Trust
Series 2020-A8-EXP2, REMIC, 3.00%, 07/25/36 (d)	793	679
Series 2020-A9-EXP2, REMIC, 3.00%, 07/25/36 (d)	195	163
OBX 2020-EXP3 Trust
Series 2020-1A8-EXP3, REMIC, 3.00%, 06/25/60	857	737
OBX 2023-NQM9 Trust
Series 2023-A2-NQM9, REMIC, 7.51%, 10/25/63 (g)	122	124
Oceanview Mortgage Trust 2022-INV1
Series 2022-A5-1, REMIC, 2.50%, 08/25/28 (d)	1,656	1,430
OCP CLO 2017-13 Ltd
Series 2017-A1AR-13A, 6.62%, (3 Month Term SOFR + 1.22%), 07/15/30 (d)	3,082	3,079
Series 2017-A2R-13A, 7.21%, (3 Month Term SOFR + 1.81%), 07/15/30 (d)	3,160	3,140
Octane Receivables Trust 2021-1
Series 2022-B-1A, 4.90%, 09/22/25	1,455	1,431
Octane Receivables Trust 2021-2
Series 2021-A-2A, 1.21%, 09/20/28	454	440
Octane Receivables Trust 2023-1
Series 2023-A-1A, 5.87%, 05/21/29	445	444
Octane Receivables Trust 2023-3
Series 2023-B-3A, 6.48%, 11/20/26	435	443
Series 2023-C-3A, 6.74%, 05/20/27	145	148
Series 2023-D-3A, 7.58%, 12/20/27	120	123
ONE 2021-PARK Mortgage Trust
Series 2021-B-PARK, REMIC, 6.43%, (1 Month Term SOFR + 1.06%), 03/17/36 (d)	3,445	3,187
Series 2021-C-PARK, REMIC, 6.58%, (1 Month Term SOFR + 1.21%), 03/17/36 (d)	1,840	1,674
Planet Fitness Master
Series 2018-A2II-1A, 4.67%, 09/05/25	1,388	1,349
Progress Residential 2022-SFR6 Trust
Series 2022-A-SFR6, REMIC, 4.45%, 07/19/27	2,262	2,195
Santander Bank, N.A.
Series 2021-B-1A, 1.83%, 12/15/31	138	134
Series 2022-C-B, 5.92%, 08/16/32	486	482
Series 2022-A2-C, 6.02%, 12/15/32	540	543
Series 2022-B-C, 6.45%, 12/15/32	1,907	1,911
Series 2023-A2-B, 5.64%, 12/15/33	389	390
Series 2023-D-B, 6.66%, 12/15/33	1,075	1,078
Santander Consumer Auto Receivables Trust 2021-B
Series 2021-C-BA, 3.09%, 03/15/29	1,430	1,390
Santander Drive Auto Receivables Trust 2020-4
Series 2020-E-4, 2.85%, 04/17/28	3,100	2,955
Santander Drive Auto Receivables Trust 2021-4
Series 2021-D-4, 1.67%, 07/15/26	2,435	2,301
Santander Drive Auto Receivables Trust 2023-1
Series 2023-C-1, 5.09%, 05/15/30	1,370	1,357
Santander Retail Auto Lease Trust 2021-A
Series 2021-C-A, 1.14%, 04/20/24	4,725	4,684
Santander Retail Auto Lease Trust 2021-C
Series 2021-C-C, 1.11%, 03/20/26	1,510	1,479
Santander Retail Auto Lease Trust 2022-B
Series 2022-B-B, 3.85%, 03/22/27	570	559
SBA Towers, LLC
Series 2019-1C-1, 2.84%, 01/15/25	3,375	3,258
Series 2020-2C-1, 1.88%, 01/15/26	730	666
Series 2022-C-1, 6.60%, 01/15/28	1,480	1,473
Series 2021-C-211, 1.63%, 05/15/51	1,240	1,081
SCG 2023-NASH Mortgage Trust
Series 2023-A-NASH, REMIC, 7.75%, 12/15/28 (d)	1,205	1,204
Sequoia Mortgage Capital, Inc.
Series 2018-A19-CH3, REMIC, 4.50%, 01/25/25 (d)	15	14
Sequoia Mortgage Trust 2018-CH2
Series 2018-A21-CH2, REMIC, 4.00%, 09/25/35 (d)	120	111
Series 2018-A3-CH2, REMIC, 4.00%, 09/25/35 (d)	240	222
SG Residential Mortgage Trust 2020-2
Series 2020-A1-2, REMIC, 1.38%, 05/25/65	824	729
SG Residential Mortgage Trust 2022-1
Series 2022-A1-1, REMIC, 3.17%, 03/25/62 (d)	2,170	1,958
Sierra Timeshare 2019-1 Receivables Funding LLC
Series 2019-A-1A, 3.20%, 01/20/36	146	145
Sierra Timeshare 2019-2 Receivables Funding LLC
Series 2019-A-2A, 2.59%, 05/20/36	539	530
Sierra Timeshare 2020-2 Receivables Funding LLC
Series 2020-C-2A, REMIC, 3.51%, 07/20/37	237	226
SMB Private Education Loan Trust 2014-A
Series 2014-A3-A, 6.98%, (1 Month Term SOFR + 1.61%), 04/15/32 (b) (d)	350	350
SMB Private Education Loan Trust 2016-C
Series 2016-A2B-C, 6.58%, (1 Month Term SOFR + 1.21%), 09/15/34 (d)	404	403
SMB Private Education Loan Trust 2018-B
Series 2018-A2B-B, 6.20%, (1 Month Term SOFR + 0.83%), 03/15/28 (b) (d)	1,581	1,563
SMB Private Education Loan Trust 2019-B
Series 2020-A2A-PTB, REMIC, 1.60%, 09/15/54	2,982	2,711
SMB Private Education Loan Trust 2020-B
Series 2020-A1A-BA, REMIC, 1.29%, 07/15/53	445	404
SMB Private Education Loan Trust 2021-B
Series 2021-A-B, 1.31%, 07/17/51	2,132	1,916
Starwood Mortgage Residential Trust 2019-INV1
Series 2019-A3-INV1, REMIC, 2.92%, 09/25/49 (d)	763	728
Starwood Mortgage Residential Trust 2020-1
Series 2020-A2-1, REMIC, 2.41%, 02/25/50 (d)	652	598

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Starwood Mortgage Residential Trust 2021-2
Series 2021-A1-2, REMIC, 0.94%, 05/25/65	575	515
Starwood Mortgage Residential Trust 2021-4
Series 2021-A1-4, REMIC, 1.06%, 08/25/56 (d)	2,434	2,015
Symphony CLO XVII Ltd
Series 2016-AR-17A, 6.54%, (3 Month Term SOFR + 1.14%), 04/17/28 (d)	372	372
Symphony CLO XXIII, Ltd.
Series 2020-AR-23A, 6.68%, (3 Month Term SOFR + 1.28%), 01/15/34 (d)	2,730	2,729
Symphony CLO XXVI, Ltd.
Series 2021-AR-26A, 6.76%, (3 Month Term SOFR + 1.34%), 04/20/33 (d)	1,290	1,288
Symphony Static CLO I Ltd
Series 2021-B-1A, REMIC, 7.09%, (3 Month Term SOFR + 1.71%), 10/25/29 (d)	3,330	3,277
Towd Point Mortgage Trust 2017-1
Series 2017-A1-1, REMIC, 2.75%, 10/25/56 (d)	40	39
Towd Point Mortgage Trust 2017-3
Series 2017-A1-3, REMIC, 2.75%, 07/25/57 (d)	251	246
Towd Point Mortgage Trust 2018-1
Series 2018-A1-1, REMIC, 3.00%, 05/25/24 (d)	143	139
TRK 2021-INV1 Trust
Series 2021-A2-INV1, REMIC, 1.41%, 07/25/56 (d)	469	403
U.S. Bank National Association
Series 2023-B-1, 6.79%, 08/25/32	250	251
UWM Mortgage Trust 2021-INV2
Series 2021-A4-INV2, REMIC, 2.50%, 09/25/51	596	516
Verdant Receivables 2023-1 LLC
Series 2023-A2-1A, 6.24%, 06/14/27	1,455	1,465
Verus Securitization Trust 2019-4
Series 2019-A3-4, REMIC, 3.00%, 10/25/59 (g)	961	921
Verus Securitization Trust 2019-INV2
Series 2019-A1-INV2, REMIC, 2.91%, 07/25/59 (d) (g)	312	303
Series 2019-A2-INV2, REMIC, 3.12%, 07/25/59 (d) (g)	415	403
Verus Securitization Trust 2019-INV3
Series 2019-A3-INV3, REMIC, 3.10%, 11/25/59 (d)	461	441
Verus Securitization Trust 2020-1
Series 2020-A1-INV1, REMIC, 1.98%, 03/25/60 (g)	21	21
Verus Securitization Trust 2020-5
Series 2020-A3-5, REMIC, 1.73%, 05/25/65 (g)	290	267
Verus Securitization Trust 2021-1
Series 2021-A2-1, REMIC, 1.05%, 01/25/66 (d)	507	428
Series 2021-A3-1, REMIC, 1.15%, 01/25/66 (d)	303	255
Verus Securitization Trust 2021-2
Series 2021-A1-2, REMIC, 1.03%, 02/25/66	433	366
Verus Securitization Trust 2021-5
Series 2021-A3-5, REMIC, 1.37%, 09/25/66 (d)	828	678
Verus Securitization Trust 2021-7
Series 2021-A1-7, REMIC, 1.83%, 10/25/66 (d) (g)	3,156	2,718
Verus Securitization Trust 2021-R2
Series 2021-A1-R2, REMIC, 0.92%, 02/25/64	746	656
Verus Securitization Trust 2022-1
Series 2022-A3-1, REMIC, 3.29%, 01/25/67 (d)	3,414	2,956
Verus Securitization Trust 2023-7
Series 2023-A2-7, REMIC, 7.27%, 10/25/68 (g)	1,025	1,042
Verus Securitization Trust 2023-INV3
Series 2023-A2-INV3, REMIC, 7.33%, 11/25/68 (d)	418	427
Vista Point Securitization Trust 2020-2
Series 2020-A3-2, REMIC, 2.50%, 04/25/65	182	171
Wells Fargo & Company
Series 2015-A2-NXS2, REMIC, 3.02%, 07/17/58	254	242
Wells Fargo Mortgage Backed Securities Trust
Series 2020-A17-RR1, REMIC, 3.00%, 11/25/40 (d)	151	127
Wheels Fleet Lease Funding 1 LLC
Series 2023-A-2A, 6.46%, 01/19/27	2,455	2,472
World Omni Auto Receivables Trust
Series 2020-C-A, 1.64%, 08/15/26	910	899
World Omni Auto Receivables Trust 2022-A
Series 2022-C-A, 2.55%, 09/15/28	1,280	1,201
World Omni Select Auto Trust 2020-A
Series 2020-C-A, 1.25%, 10/15/26	1,390	1,357
World Omni Select Auto Trust 2021-A
Series 2021-D-A, 1.44%, 04/15/25	815	755
Total Non-U.S. Government Agency Asset-Backed Securities (cost $312,485)		297,507
GOVERNMENT AND AGENCY OBLIGATIONS 22.8%
U.S. Treasury Note 16.9%
Treasury, United States Department of
5.00%, 08/31/25 - 10/31/25	43,355	43,852
5.00%, 09/30/25 (h)	73,265	74,021
4.50%, 11/15/25 - 07/15/26	62,005	62,310
4.88%, 11/30/25	5,910	5,972
4.00%, 12/15/25	12,765	12,699
4.63%, 11/15/26	3,005	3,053
		201,907
Mortgage-Backed Securities 5.1%
Federal Home Loan Mortgage Corporation
6.00%, (1 Year USD LIBOR + 1.75%), 09/01/33 (d)	3	3
6.32%, (1 Year Treasury + 2.25%), 09/01/33 (d)	9	9
6.00%, 09/01/34 - 02/01/53	1,208	1,247
6.21%, (1 Year Treasury + 2.11%), 10/01/34 (d)	6	6
3.00%, 11/01/34 - 06/01/52	1,525	1,362
6.14%, (1 Year USD LIBOR + 1.89%), 11/01/34 (d)	5	5
6.15%, (1 Year USD LIBOR + 1.90%), 11/01/34 (d)	5	5
6.37%, (1 Year Treasury + 2.25%), 11/01/34 (d)	10	10
3.93%, (1 Year USD LIBOR + 1.68%), 01/01/35 (d)	3	3
4.03%, (1 Year USD LIBOR + 1.68%), 02/01/35 (d)	3	3
4.05%, (1 Year USD LIBOR + 1.63%), 02/01/35 (d)	8	8
4.06%, (1 Year USD LIBOR + 1.62%), 02/01/35 (d)	2	2
4.22%, (1 Year USD LIBOR + 1.90%), 02/01/35 (d)	6	6
4.48%, (1 Year Treasury + 2.11%), 02/01/35 (d)	10	10
4.64%, (1 Year Treasury + 2.25%), 02/01/35 (d)	8	8
5.66%, (1 Year USD LIBOR + 1.75%), 06/01/35 (d)	82	84
6.49%, (1 Year Treasury + 2.37%), 09/01/35 (d)	171	173
5.62%, (1 Year USD LIBOR + 1.68%), 10/01/35 (d)	21	21
5.98%, (1 Year USD LIBOR + 1.73%), 11/01/35 (d)	38	38
1.50%, 02/01/36	1,671	1,465
4.12%, (1 Year USD LIBOR + 1.60%), 03/01/36 (d)	40	41
4.50%, 04/01/38	1,426	1,418
7.50%, 06/01/38	156	165
7.00%, 03/01/39	181	189
5.00%, 12/01/41	297	303
4.00%, 12/01/49	486	468
2.50%, 01/01/52	2,635	2,265
5.50%, 08/01/53	1,732	1,742
Federal National Mortgage Association, Inc.
5.50%, 07/01/25 - 10/01/53	3,462	3,545
5.00%, 09/01/25 - 09/01/53	3,786	3,791
3.50%, 11/01/26 - 01/01/52	2,550	2,383
3.00%, 09/01/28 - 06/01/52	4,598	4,194
6.50%, 07/01/32 - 12/01/32	133	137
4.32%, (1 Year USD LIBOR + 1.62%), 03/01/33 (d)	1	1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
5.04%, (1 Year Treasury + 2.17%), 06/01/33 (d)	36	37
5.05%, (6 Month USD LIBOR + 1.41%), 06/01/33 (d)	3	3
5.13%, (1 Year Treasury + 2.13%), 07/01/33 (d)	2	2
5.70%, (1 Year Treasury + 2.21%), 12/01/33 (d)	60	61
6.00%, 03/01/34 - 08/01/53	10,221	10,451
5.62%, (1 Year Treasury + 2.30%), 04/01/34 (d)	1	1
5.82%, (1 Year USD LIBOR + 1.57%), 10/01/34 (d)	3	3
5.60%, (1 Year USD LIBOR + 1.35%), 11/01/34 (d)	1	1
5.92%, (1 Year USD LIBOR + 1.67%), 11/01/34 (d)	9	9
6.02%, (1 Year Treasury + 2.36%), 11/01/34 (d)	51	51
4.70%, (1 Year USD LIBOR + 1.67%), 12/01/34 (d)	5	5
3.88%, (1 Year USD LIBOR + 1.50%), 01/01/35 (d)	10	10
3.93%, (1 Year USD LIBOR + 1.55%), 01/01/35 (d)	7	7
3.94%, (1 Year USD LIBOR + 1.56%), 01/01/35 (d)	7	7
4.46%, (1 Year USD LIBOR + 1.63%), 01/01/35 (d)	3	3
3.97%, (1 Year USD LIBOR + 1.64%), 02/01/35 (d)	4	4
4.86%, (1 Year Treasury + 2.19%), 02/01/35 (d)	11	11
4.07%, (1 Year USD LIBOR + 1.37%), 03/01/35 (d)	6	6
3.94%, (1 Year Treasury + 1.82%), 04/01/35 (d)	55	56
4.54%, (1 Year USD LIBOR + 1.81%), 04/01/35 (d)	12	12
5.36%, (1 Year USD LIBOR + 1.99%), 04/01/35 (d)	69	70
4.23%, (1 Year USD LIBOR + 1.42%), 05/01/35 (d)	22	22
4.58%, (1 Year USD LIBOR + 1.65%), 05/01/35 (d)	8	8
4.97%, (1 Year USD LIBOR + 1.43%), 05/01/35 (d)	58	59
5.78%, (1 Year Treasury + 2.30%), 06/01/35 (d)	56	57
5.94%, (1 Year USD LIBOR + 1.69%), 06/01/35 (d)	44	44
5.55%, (1 Year USD LIBOR + 1.83%), 07/01/35 (d)	20	21
4.65%, (6 Month USD LIBOR + 1.37%), 08/01/35 (d)	97	98
5.37%, (1 Year USD LIBOR + 1.60%), 08/01/35 (d)	48	49
5.93%, (1 Year USD LIBOR + 1.69%), 11/01/35 (d)	8	8
3.94%, (1 Year USD LIBOR + 1.69%), 02/01/36 (d)	32	32
4.30%, (1 Year Treasury + 2.05%), 02/01/36 (d)	22	23
4.49%, (1 Year USD LIBOR + 1.74%), 03/01/36 (d)	31	31
4.50%, 09/01/39 - 07/01/52	3,974	3,924
4.00%, 08/01/43 - 09/01/52	3,887	3,697
2.00%, 10/01/50	597	491
2.50%, 01/01/52	2,681	2,284
Government National Mortgage Association
5.00%, 12/20/34 - 02/20/48	924	934
6.00%, 07/15/36	364	377
4.50%, 09/20/40 - 10/20/52	4,926	4,816
3.50%, 03/20/43 - 07/20/52	4,326	4,046
5.50%, 09/15/45 - 12/20/48	1,029	1,059
4.00%, 09/20/45 - 10/20/52	1,918	1,842
3.00%, 09/20/47 - 09/20/49	1,628	1,491
		61,333
Collateralized Mortgage Obligations 0.4%
Federal Home Loan Mortgage Corporation
Series 2014-M3-DN3, 9.45%, (SOFR 30-Day Average + 4.11%), 08/26/24 (d)	194	194
Series PA-3713, REMIC, 2.00%, 02/15/40	258	252
Series 2021-M2-DNA7, REMIC, 7.14%, (SOFR 30-Day Average + 1.80%), 11/25/41 (d)	895	885
Series 2022-M1A-HQA2, REMIC, 7.99%, (SOFR 30-Day Average + 2.65%), 07/25/42 (d)	845	865
Series 2023-A1-HQA3, REMIC, 7.19%, (SOFR 30-Day Average + 1.85%), 11/25/43 (d)	526	529
Series 2017-M1-SC02, REMIC, 3.87%, 05/25/47 (d)	112	109
Federal National Mortgage Association, Inc.
Series 2017-1M2-C01, 9.00%, (SOFR 30-Day Average + 3.66%), 01/25/27 (d)	923	956
Series 2017-1ED3-C05, REMIC, 6.65%, (SOFR 30-Day Average + 1.31%), 01/25/30 (d)	14	14
Series 2017-KA-90, REMIC, 3.00%, 11/25/47	1,261	1,190
		4,994
Sovereign 0.2%
Korea Housing Finance Corporation
4.63%, 02/24/28 (b)	2,500	2,495
Municipal 0.1%
Golden State Tobacco Securitization Corporation
1.71%, 06/01/24	1,770	1,742
Commercial Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corporation
Series A1-K753, REMIC, 4.60%, 06/25/30	1,053	1,041
Total Government And Agency Obligations (cost $274,018)		273,512
SHORT TERM INVESTMENTS 1.7%
Investment Companies 1.2%
T. Rowe Price Government Reserve Fund, 5.35% (i) (j)	13,765	13,765
Commercial Paper 0.5%
Harley-Davidson Motor Company, Inc.
6.15%, 01/05/24	3,190	3,186
Western Midstream Operating, LP
6.35%, 01/26/24	3,160	3,145
		6,331
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (i) (j)	71	71
Total Short Term Investments (cost $20,170)		20,167
Total Investments 99.5% (cost $1,216,684)		1,192,198
Other Derivative Instruments 0.0%		331
Other Assets and Liabilities, Net 0.5%		5,698
Total Net Assets 100.0%		1,198,227

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

(a) Convertible security.

(b) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $183,093 and 15.3% of the Fund.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(f) All or a portion of the security was on loan as of December 31, 2023.

(g) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(h) All or a portion of the security is pledged or segregated as collateral.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/T. Rowe Price Short-Term Bond Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	2,584	189,507	192,091	133	—	—	—	—
JNL Government Money Market Fund, 5.32% - Class SL	—	77,064	76,993	34	—	—	71	—
JNL Securities Lending Collateral Fund - Institutional Class	—	79,767	79,767	94	—	—	—	—
T. Rowe Price Government Reserve Fund, 5.35%	5,998	425,348	417,581	442	—	—	13,765	1.2
	8,582	771,686	766,432	703	—	—	13,836	1.2

JNL/T. Rowe Price Short-Term Bond Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Banco Santander Mexico S.A., Institucion De Banca Multiple, Grupo Financiero Santander Mexico, 5.38%, 04/17/25	11/15/22	3,483	3,487	0.3
HPHT Finance (19) Limited, 2.88%, 11/05/24	09/27/22	2,896	2,892	0.2
LG Chem, Ltd., 3.25%, 10/15/24	01/07/21	3,461	3,343	0.3
Morgan Stanley Bank, National Association, 4.75%, 04/21/26	04/19/23	1,555	1,553	0.1
PCCW-HKT Capital No. 2 Limited, 3.63%, 04/02/25	10/27/20	4,200	4,021	0.3
POSCO Holdings Inc., 4.38%, 08/04/25	11/23/22	876	888	0.1
QNB Finance Ltd, 3.50%, 03/28/24	11/17/20	2,714	2,684	0.2
QNB Finance Ltd, 2.63%, 05/12/25	12/09/20	1,525	1,440	0.1
Tenaga Nasional Berhad, 7.50%, 11/01/25	01/04/21	3,097	2,907	0.3
		23,807	23,215	1.9

JNL/T. Rowe Price Short-Term Bond Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 2 Year Note	1,520	April 2024	310,064	190	2,925

Short Contracts
United States 10 Year Note	(146)	March 2024	(15,961)	—	(521)
United States 10 Year Ultra Bond	(266)	March 2024	(30,028)	25	(1,364)
United States 5 Year Note	(120)	April 2024	(12,728)	(10)	(325)
United States Ultra Bond	(47)	March 2024	(5,671)	25	(607)
				40	(2,817)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/T. Rowe Price Short-Term Bond Fund — OTC Credit Default Swap Agreements
Reference Entity[2]	Counter-party	Implied Credit Spread (%)	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1] ($)	Value ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
CMBX.NA.AAA.13 (M)	MSC	N/A	0.50	12/16/72	14,991	101	413	(312)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Short-Term Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	601,012	—	601,012
Non-U.S. Government Agency Asset-Backed Securities	—	297,507	—	297,507
Government And Agency Obligations	—	273,512	—	273,512
Short Term Investments	13,836	6,331	—	20,167
	13,836	1,178,362	—	1,192,198
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	2,925	—	—	2,925
	2,925	—	—	2,925
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(2,817)	—	—	(2,817)
OTC Credit Default Swap Agreements	—	(312)	—	(312)
	(2,817)	(312)	—	(3,129)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price U.S. High Yield Fund
CORPORATE BONDS AND NOTES 89.5%
Consumer Discretionary 21.1%
Adient Global Holdings Ltd
4.88%, 08/15/26 (a)	4,110	4,041
Bath & Body Works, Inc.
5.25%, 02/01/28	2,675	2,649
6.63%, 10/01/30 (a)	1,419	1,452
Caesars Entertainment, Inc.
7.00%, 02/15/30 (a)	3,905	4,015
Carnival Corporation
5.75%, 03/01/27 (a)	4,194	4,087
6.00%, 05/01/29 (a)	5,625	5,405
Carnival Holdings Bermuda Ltd.
10.38%, 05/01/28 (a)	1,435	1,568
Clarios Global LP
8.50%, 05/15/27 (a)	3,970	3,998
Dornoch Debt Merger Subordinated Incorporated
6.63%, 10/15/29 (a)	4,698	4,231
EG Global Finance PLC
12.00%, 11/30/28 (a)	3,860	4,110
Jaguar Land Rover Automotive PLC
5.50%, 07/15/29 (a)	4,430	4,297
LGI Homes, Inc.
8.75%, 12/15/28 (a)	3,920	4,164
Life Time, Inc.
5.75%, 01/15/26 (a)	3,976	3,942
LSF9 Atlantis Holdings, LLC
7.75%, 02/15/26 (a)	7,239	6,941
Magic Mergeco, Inc.
7.88%, 05/01/29 (a)	5,135	3,269
Majordrive Holdings IV, LLC
6.38%, 06/01/29 (a)	4,770	4,145
Six Flags Operations Inc.
7.25%, 05/15/31 (a) (b)	4,123	4,133
Staples, Inc.
7.50%, 04/15/26 (a)	2,385	2,225
Tempur Sealy International, Inc.
3.88%, 10/15/31 (a)	3,152	2,660
Victoria's Secret & Co.
4.63%, 07/15/29 (a) (b)	5,004	4,183
White Cap Parent, LLC
8.25%, 03/15/26 (a) (c)	4,650	4,654
Yum! Brands, Inc.
3.63%, 03/15/31	4,630	4,175
		84,344
Energy 14.3%
Ascent Resources - Utica, LLC
8.25%, 12/31/28 (a)	1,925	1,943
5.88%, 06/30/29 (a)	2,095	1,949
Civitas Resources, Inc.
8.75%, 07/01/31 (a)	3,750	3,984
Comstock Resources, Inc.
6.75%, 03/01/29 (a)	4,247	3,902
CVR Energy, Inc.
8.50%, 01/15/29 (a)	4,565	4,542
Encino Acquisition Partners Holdings, LLC
8.50%, 05/01/28 (a)	4,665	4,609
EQM Midstream Partners, LP
4.50%, 01/15/29 (a)	2,170	2,053
4.75%, 01/15/31 (a)	2,225	2,078
Harvest Midstream I, L.P.
7.50%, 09/01/28 (a)	2,200	2,200
Hess Infrastructure Partners LP
4.25%, 02/15/30 (a)	1,750	1,618
Kinetik Holdings LP
6.63%, 12/15/28 (a)	4,025	4,110
NGL Energy Operating LLC
7.50%, 02/01/26 (a)	3,885	3,925
PBF Holding Company LLC
7.88%, 09/15/30 (a)	3,935	4,008
Permian Resources Operating, LLC
7.00%, 01/15/32 (a)	3,650	3,765
Sunoco LP
4.50%, 05/15/29 - 04/30/30	4,465	4,151
Tallgrass Energy Partners, LP
6.00%, 12/31/30 (a)	4,345	4,076
Weatherford International Ltd.
8.63%, 04/30/30 (a)	4,103	4,277
		57,190
Financials 13.8%
Alliant Holdings Intermediate, LLC
7.00%, 01/15/31 (a)	4,015	4,234
Aretec Escrow Issuer 2 Inc
10.00%, 08/15/30 (a)	3,784	4,021
AssuredPartners, Inc.
5.63%, 01/15/29 (a)	4,442	4,143
BroadStreet Partners, Inc.
5.88%, 04/15/29 (a)	4,460	4,181
Credit Acceptance Corporation
9.25%, 12/15/28 (a)	3,650	3,899
FirstCash Holdings, Inc.
5.63%, 01/01/30 (a)	4,175	3,997
Ford Motor Credit Company LLC
5.11%, 05/03/29	2,100	2,042
4.00%, 11/13/30	2,355	2,112
LPL Holdings, Inc.
4.00%, 03/15/29 (a)	415	384
4.38%, 05/15/31 (a)	2,507	2,267
OneMain Finance Corporation
7.88%, 03/15/30	4,015	4,140
Osaic Holdings, Inc.
10.75%, 08/01/27 (a) (b)	3,825	3,892
PennyMac Financial Services, Inc.
7.88%, 12/15/29 (a)	3,288	3,391
PRA Group, Inc.
5.00%, 10/01/29 (a) (b)	5,118	4,191
Rocket Mortgage, LLC
4.00%, 10/15/33 (a)	5,030	4,298
VistaJet Malta Finance P.L.C.
6.38%, 02/01/30 (a) (b)	5,653	3,950
		55,142
Consumer Staples 7.7%
Coty Inc.
4.75%, 01/15/29 (a)	4,240	4,069
6.63%, 07/15/30 (a)	1,472	1,513
PECF USS Intermediate Holding III Corporation
8.00%, 11/15/29 (a)	6,815	3,067
Ritchie Bros. Holdings Inc.
6.75%, 03/15/28 (a)	2,025	2,088
7.75%, 03/15/31 (a)	1,815	1,936
Sabre GLBL Inc.
11.25%, 12/15/27 (a) (b)	5,630	5,515
Sigma Holdco B.V.
7.88%, 05/15/26 (a)	6,847	6,132
Triton Water Holdings Incorporated
6.25%, 04/01/29 (a)	5,815	5,103
Williams Scotsman, Inc.
7.38%, 10/01/31 (a)	1,350	1,424
		30,847
Industrials 7.3%
American Airlines, Inc.
5.75%, 04/20/29 (a)	4,130	4,028
ARD Finance S.A.
6.50%, 06/30/27 (a) (c)	5,968	2,784
Bombardier Inc.
7.88%, 04/15/27 (a)	3,955	3,956
Cornerstone Building Brands, Inc.
8.75%, 08/01/28 (a)	3,945	4,014
Deluxe Corporation
8.00%, 06/01/29 (a)	4,515	4,025
Graftech Global Enterprises Inc.
9.88%, 12/15/28 (a) (b)	2,663	2,053
Howard Midstream Energy Partners, LLC
6.75%, 01/15/27 (a)	3,980	3,955

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Trivium Packaging Finance B.V.
8.50%, 08/15/27 (a)	4,295	4,217
		29,032
Materials 6.8%
Element Solutions Inc.
3.88%, 09/01/28 (a)	4,500	4,151
ERO Copper Corp.
6.50%, 02/15/30 (a)	4,540	4,001
First Quantum Minerals Ltd
6.88%, 10/15/27 (a)	4,943	4,201
GrafTech Finance Inc.
4.63%, 12/15/28 (a)	2,560	1,695
Novelis Corporation
3.88%, 08/15/31 (a)	4,690	4,136
Polar US Borrower, LLC
6.75%, 05/15/26 (a)	4,090	1,309
Scih Salt Holdings Inc.
6.63%, 05/01/29 (a) (b)	4,490	4,205
Sealed Air Corporation
7.25%, 02/15/31 (a)	3,273	3,473
		27,171
Communication Services 6.6%
CCO Holdings, LLC
4.50%, 05/01/32	5,090	4,364
Consolidated Communications, Inc.
6.50%, 10/01/28 (a) (b)	4,855	4,200
DISH DBS Corporation
7.38%, 07/01/28	4,415	2,660
Dish Network Corporation
11.75%, 11/15/27 (a)	3,833	3,998
Ion Trading Technologies S.a r.l.
5.75%, 05/15/28 (a)	4,660	4,126
Match Group Holdings II, LLC
5.00%, 12/15/27 (a)	1,006	982
Outfront Media Capital Corporation
7.38%, 02/15/31 (a)	3,885	4,103
Telesat Canada
6.50%, 10/15/27 (a)	4,481	2,105
		26,538
Health Care 4.2%
Community Health Systems, Inc.
5.25%, 05/15/30 (a)	1,790	1,496
Embecta Corp.
5.00%, 02/15/30 (a)	4,775	4,054
Heartland Dental, LLC
10.50%, 04/30/28 (a)	3,850	3,991
Herbalife International, Inc.
4.88%, 06/01/29 (a)	5,485	4,305
Pediatrix Medical Group, Inc.
5.38%, 02/15/30 (a) (b)	3,495	3,148
		16,994
Utilities 3.6%
Clearway Energy Operating LLC
3.75%, 02/15/31 (a)	2,321	2,046
NRG Energy, Inc.
10.25%, (100, 03/15/28) (a) (d)	3,948	4,110
Talen Energy Supply, LLC
8.63%, 06/01/30 (a)	3,835	4,073
Vistra Corp.
8.00%, (100, 10/15/26) (a) (d)	4,074	4,060
		14,289
Information Technology 2.1%
Veritas USA Inc.
7.50%, 09/01/25 (a)	5,105	4,202
ViaSat, Inc.
6.50%, 07/15/28 (a)	5,175	4,252
		8,454
Real Estate 2.0%
Brookfield Properties Retail Holding LLC
4.50%, 04/01/27 (a)	4,540	4,089
VICI Properties Inc.
4.13%, 08/15/30 (a)	4,520	4,116
		8,205
Total Corporate Bonds And Notes (cost $376,331)		358,206
SENIOR FLOATING RATE INSTRUMENTS 7.9%
Industrials 2.2%
Advisor Group, Inc.
2023 Term Loan B, 9.85%, (1 Month Term SOFR + 4.50%), 08/17/28 (e)	985	987
KNS Acquisition Corp.
Term Loan, 11.71%, (1 Month Term SOFR + 6.25%), 04/16/27 (e)	5,000	4,406
Mileage Plus Holdings LLC
2020 Term Loan B, 10.77%, (3 Month Term SOFR + 5.25%), 06/21/27 (e)	3,212	3,317
		8,710
Utilities 1.3%
GIP III Stetson I, L.P
2023 Term Loan B, 9.70%, (1 Month Term SOFR + 4.25%), 10/05/28 (e)	3,592	3,589
Talen Energy Supply, LLC
2023 Term Loan B, 9.87%, (3 Month Term SOFR + 4.50%), 05/27/30 (e)	1,014	1,018
2023 Term Loan C, 9.87%, (3 Month Term SOFR + 4.50%), 05/27/30 (e)	478	480
		5,087
Consumer Staples 1.1%
Naked Juice LLC
2nd Lien Term Loan, 11.49%, (SOFR + 6.00%), 01/25/30 (e)	5,594	4,475
Consumer Discretionary 0.9%
Journey Personal Care Corp.
2021 Term Loan B, 9.98%, (6 Month USD LIBOR + 4.25%), 12/31/24 (e)	3,829	3,768
Health Care 0.6%
Surgery Center Holdings, Inc.
2023 Term Loan, 0.00%, (SOFR + 3.50%), 12/05/30 (e) (f)	1,540	1,544
2023 Term Loan, 8.86%, (SOFR + 3.50%), 12/05/30 (e)	715	717
		2,261
Materials 0.6%
Staples, Inc.
7 Year Term Loan, 10.46%, (1 Month USD LIBOR + 5.00%), 04/05/26 (e)	2,381	2,249
Information Technology 0.5%
Open Text Corporation
2023 Term Loan B, 0.00%, (1 Month Term SOFR + 2.75%), 01/31/30 (e) (f)	840	841
2023 Term Loan B, 8.20%, (1 Month Term SOFR + 2.75%), 01/31/30 (e)	1,392	1,394
		2,235
Energy 0.4%
Prairie ECI Acquiror LP
Term Loan B, 10.20%, (1 Month Term SOFR + 4.75%), 03/07/26 (e)	1,460	1,460
Communication Services 0.3%
Life Time Fitness Inc
2023 1st Lien Term Loan B, 10.11%, (6 Month Term SOFR + 4.25%), 01/15/26 (e)	1,345	1,351
Total Senior Floating Rate Instruments (cost $32,780)		31,596
PREFERRED STOCKS 0.9%
Financials 0.9%
Ladenburg Thalmann Financial Services Inc., 6.50%, 11/30/27 (g)	198	3,712
Total Preferred Stocks (cost $3,793)		3,712
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.3%
US Airways, Inc.
Series 2013-A-1, 3.95%, 11/15/25	1,055	1,000
Total Non-U.S. Government Agency Asset-Backed Securities (cost $995)		1,000

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
COMMON STOCKS 0.0%
Energy 0.0%
Ascent Resources - Marcellus, LLC (h)	5	8
Total Common Stocks (cost $16)		8
SHORT TERM INVESTMENTS 2.9%
Securities Lending Collateral 2.9%
JNL Government Money Market Fund - Class SL, 5.32% (i) (j)	11,799	11,799
Investment Companies 0.0%
T. Rowe Price Government Reserve Fund, 5.35% (i) (j)	—	—
Total Short Term Investments (cost $11,799)		11,799
Total Investments 101.5% (cost $425,714)		406,321
Other Assets and Liabilities, Net (1.5)%		(6,003)
Total Net Assets 100.0%		400,318

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $331,913 and 82.9% of the Fund.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(d) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) This senior floating rate interest will settle after December 31, 2023. If a reference rate and spread is presented, it will go into effect upon settlement.

(g) Non-income producing security.

(h) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/T. Rowe Price U.S. High Yield Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	32,796	32,796	9	—	—	—	—
JNL Government Money Market Fund, 5.32% - Class SL	—	124,651	112,852	552	—	—	11,799	2.9
JNL Securities Lending Collateral Fund - Institutional Class	11,100	84,121	95,221	397	—	—	—	—
T. Rowe Price Government Reserve Fund, 5.35%	14,514	298,665	313,179	646	—	—	—	—
	25,614	540,233	554,048	1,604	—	—	11,799	2.9

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price U.S. High Yield Fund
Assets - Securities
Corporate Bonds And Notes	—	358,206	—	358,206
Senior Floating Rate Instruments	—	31,596	—	31,596
Preferred Stocks	3,712	—	—	3,712
Non-U.S. Government Agency Asset-Backed Securities	—	1,000	—	1,000
Common Stocks	—	—	8	8
Short Term Investments	11,799	—	—	11,799
	15,511	390,802	8	406,321

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/T. Rowe Price Value Fund
COMMON STOCKS 98.7%
Financials 23.9%
American Express Company	296	55,524
Bank of America Corporation	2,868	96,565
Berkshire Hathaway Inc. - Class B (a)	440	157,005
Chubb Limited	130	29,371
CME Group Inc. - Class A	181	38,140
Corebridge Financial, Inc.	684	14,808
East West Bancorp, Inc.	124	8,924
Fiserv, Inc. (a)	717	95,233
FleetCor Technologies, Inc. (a)	61	17,382
J.P. Morgan Chase & Co.	853	145,062
MetLife, Inc.	821	54,268
The Allstate Corporation	296	41,463
The Charles Schwab Corporation	650	44,727
The Goldman Sachs Group, Inc.	114	44,016
The Hartford Financial Services Group, Inc.	262	21,052
The PNC Financial Services Group, Inc.	232	35,985
The Progressive Corporation	269	42,842
The Travelers Companies, Inc.	290	55,162
Visa Inc. - Class A	54	14,059
Wells Fargo & Company	1,391	68,489
		1,080,077
Health Care 14.9%
Agilent Technologies, Inc.	57	7,925
Amgen Inc.	166	47,754
AstraZeneca PLC - ADR	673	45,341
Becton, Dickinson and Company	33	8,144
Cencora, Inc.	433	88,868
Danaher Corporation	143	33,192
Elevance Health, Inc.	279	131,507
GE HealthCare Technologies Inc.	552	42,685
HCA Healthcare, Inc.	143	38,718
Humana Inc.	38	17,305
Johnson & Johnson	359	56,206
Medtronic, Inc.	301	24,780
Merck & Co., Inc.	494	53,889
Tenet Healthcare Corporation (a)	326	24,604
Thermo Fisher Scientific Inc.	64	34,048
UnitedHealth Group Incorporated	34	17,909
		672,875
Industrials 13.1%
AMETEK, Inc.	263	43,374
Carrier Global Corporation	408	23,434
Caterpillar Inc.	9	2,750
CSX Corporation	2,092	72,518
Cummins Inc.	153	36,702
Deere & Company	45	17,994
Dover Corporation	64	9,798
General Dynamics Corporation	154	39,989
General Electric Company	532	67,872
IDEX Corporation	125	27,095
L3Harris Technologies, Inc.	198	41,748
Norfolk Southern Corporation	119	28,028
Northrop Grumman Corporation	37	17,313
Siemens Aktiengesellschaft - Class N	182	34,097
Union Pacific Corporation	259	63,689
Veralto Corporation	179	14,754
Westinghouse Air Brake Technologies Corporation	418	53,002
		594,157
Consumer Staples 10.1%
Colgate-Palmolive Company	431	34,371
Kenvue Inc.	3,580	77,070
Kraft Foods Group, Inc.	353	13,046
Mondelez International, Inc. - Class A	1,056	76,481
PepsiCo, Inc.	130	22,011
Philip Morris International Inc.	742	69,787
Procter & Gamble Company, The	473	69,265
The Coca-Cola Company	500	29,470
Walmart Inc.	404	63,721
		455,222
Information Technology 9.9%
Adobe Inc. (a)	4	2,151
Amphenol Corporation - Class A	215	21,313
Analog Devices, Inc.	124	24,542
Applied Materials, Inc.	267	43,354
Intel Corporation	668	33,577
Lam Research Corporation	54	42,440
Micron Technology, Inc.	451	38,488
Microsoft Corporation	52	19,610
NXP Semiconductors N.V.	253	58,109
Qualcomm Incorporated	311	44,994
Salesforce, Inc. (a)	76	19,920
TE Connectivity Ltd. (b)	216	30,362
Texas Instruments Incorporated	408	69,548
		448,408
Energy 9.6%
Chevron Corporation	376	56,131
ConocoPhillips	537	62,388
Diamondback Energy, Inc.	97	15,120
EQT Corporation	1,387	53,605
Exxon Mobil Corporation	489	48,935
Halliburton Company	1,504	54,362
Kinder Morgan, Inc.	1,876	33,100
NOV Inc.	240	4,867
Pioneer Natural Resources Company	30	6,701
Range Resources Corporation	1,384	42,123
Schlumberger Limited	858	44,661
The Williams Companies, Inc.	368	12,829
		434,822
Consumer Discretionary 5.1%
AutoZone, Inc. (a)	14	35,940
Booking Holdings Inc. (a)	13	46,259
Hilton Worldwide Holdings Inc.	75	13,711
Home Depot, Inc., The	69	23,818
McDonald's Corporation	146	43,222
Norwegian Cruise Line Holdings Ltd. (a) (c)	508	10,186
Service Corporation International	254	17,379
Tractor Supply Company	57	12,300
Ulta Beauty, Inc. (a)	55	26,900
		229,715
Utilities 3.9%
Ameren Corporation	454	32,850
Constellation Energy Group, Inc.	448	52,365
FirstEnergy Corp.	229	8,413
NextEra Energy, Inc.	836	50,780
NRG Energy, Inc.	195	10,092
The Southern Company	333	23,329
		177,829
Materials 3.6%
Franco-Nevada Corporation	133	14,771
Freeport-McMoRan Inc.	922	39,258
Linde Public Limited Company	116	47,560
Martin Marietta Materials, Inc.	26	12,946
Nutrien Ltd.	245	13,795
Southern Copper Corporation	140	12,030
Wheaton Precious Metals Corp.	445	21,942
		162,302
Real Estate 3.1%
Equity Lifestyle Properties, Inc.	364	25,682
Extra Space Storage Inc.	88	14,045
ProLogis Inc.	201	26,739
Public Storage Operating Company	140	42,761
Weyerhaeuser Company	837	29,100
		138,327
Communication Services 1.5%
Alphabet Inc. - Class C (a)	131	18,414
T-Mobile USA, Inc.	309	49,622
		68,036
Total Common Stocks (cost $4,015,985)		4,461,770

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
SHORT TERM INVESTMENTS 1.1%
Investment Companies 1.1%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	443	443
T. Rowe Price Government Reserve Fund, 5.35% (d) (e)	51,263	51,263
Total Short Term Investments (cost $51,706)		51,706
Total Investments 99.8% (cost $4,067,691)		4,513,476
Other Assets and Liabilities, Net 0.2%		8,463
Total Net Assets 100.0%		4,521,939

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/T. Rowe Price Value Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	—	159,095	158,652	132	—	—	443	—
JNL Government Money Market Fund, 5.32% - Class SL	—	49,625	49,625	71	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	492	492	3	—	—	—	—
T. Rowe Price Government Reserve Fund, 5.35%	56,745	662,045	667,527	825	—	—	51,263	1.1
	56,745	871,257	876,296	1,031	—	—	51,706	1.1

JNL/T. Rowe Price Value Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	10/31/22	26,282	30,362	0.7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/T. Rowe Price Value Fund
Assets - Securities
Common Stocks	4,427,673	34,097	—	4,461,770
Short Term Investments	51,706	—	—	51,706
	4,479,379	34,097	—	4,513,476

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/WCM China Quality Growth Fund
COMMON STOCKS 92.4%
China 78.3%
Acrobiosystems Co., Ltd. - Class A	5	44
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H (a)	12	142
Beijing New Building Material (Group) Co., Ltd. - Class A	31	104
Bondex Supply Chain Management Co., Ltd. - Class A	18	132
China Overseas Holdings Limited	250	188
Circuit Fabology Microelectronics Equipment Co., Ltd. - Class A (b)	12	143
Eastroc Beverage(Group) Co., Ltd. - Class A	5	118
Fuyao Glass Industry Group Co., Ltd. - Class H (a)	34	166
Hangzhou Oxygen Plant Group Co., Ltd. - Class A	31	129
Hundsun Technologies Inc. - Class A	12	47
Kweichow Moutai Co., Ltd. - Class A	1	219
Li Ning Company Limited	68	184
NARI Technology Co., Ltd. - Class A	36	113
Pinduoduo (Shanghai) Network Technology Co., Ltd. - ADR (b)	1	145
Qingdao Haier Biomedical Co Ltd - Class A	31	177
Qingdao Hairong Commercial Cold Chain Co., Ltd. - Class A	45	96
Shandong Sinocera Functional Material Co., Ltd. - Class A	29	93
Shenzhen H&T Intelligent Control Co., Ltd. - Class A	66	134
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	3	127
Shenzhou International Group Holdings Limited	24	250
Sunresin New Materials Co., Ltd,Xi'an - Class A	20	153
Tencent Holdings Limited	11	419
Warom Technology Incorporated Company - Class A	58	164
WuXi AppTec Co., Ltd. - Class H (a) (c)	19	194
Xi'An Sinofuse Electric Co., Ltd - Class A	8	140
Zhejiang Jiemei Electronic and Technology Co., Ltd. - Class A	52	183
ZTO Express (Cayman) Inc. - Class A - ADR	5	100
		4,104
Hong Kong 9.8%
AIA Group Limited	31	267
Hong Kong Exchanges and Clearing Limited	3	120
Techtronic Industries Company Limited	11	129
		516
Taiwan 2.5%
Airtac International Group	4	132
Netherlands 1.8%
Prosus N.V. - ADR	16	95
Total Common Stocks (cost $5,835)		4,847
SHORT TERM INVESTMENTS 7.2%
Investment Companies 5.2%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	275	275
Securities Lending Collateral 2.0%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	102	102
Total Short Term Investments (cost $377)		377
Total Investments 99.6% (cost $6,212)		5,224
Other Assets and Liabilities, Net 0.4%		19
Total Net Assets 100.0%		5,243

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Non-income producing security.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/WCM China Quality Growth Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	433	5,504	5,662	11	—	—	275	5.2
JNL Government Money Market Fund, 5.32% - Class SL	—	113	11	—	—	—	102	2.0
	433	5,617	5,673	11	—	—	377	7.2

JNL/WCM China Quality Growth Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Asymchem Laboratories (Tianjin) Co., Ltd. - Class H	04/26/22	197	142	2.7
Fuyao Glass Industry Group Co., Ltd. - Class H	10/16/23	162	166	3.2
WuXi AppTec Co., Ltd. - Class H	04/26/22	243	194	3.7
		602	502	9.6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WCM China Quality Growth Fund
Assets - Securities
Common Stocks	340	4,507	—	4,847
Short Term Investments	377	—	—	377
	717	4,507	—	5,224

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/WCM Focused International Equity Fund
COMMON STOCKS 99.4%
United States of America 14.0%
Accenture Public Limited Company - Class A	105	36,957
AON Public Limited Company - Class A	161	46,987
Arch Capital Group Ltd. (a)	517	38,424
Atlassian Corporation - Class A (a)	281	66,712
EPAM Systems, Inc. (a)	85	25,274
		214,354
United Kingdom 13.4%
AstraZeneca PLC	305	41,231
BAE Systems PLC	3,555	50,388
Compass Group PLC	1,084	29,689
Experian PLC	868	35,415
Ferguson Holdings Limited	247	47,529
		204,252
Canada 11.7%
Canadian Natural Resources Limited	459	30,088
Canadian Pacific Kansas City Limited	1,008	79,684
Thomson Reuters Corporation	231	33,730
Waste Connections, Inc.	233	34,835
		178,337
France 10.2%
L'Oreal	81	40,038
LVMH Moet Hennessy Louis Vuitton	51	40,874
Safran	252	44,349
Schneider Electric SE	154	31,063
		156,324
Netherlands 9.9%
Adyen N.V. (a) (b)	46	59,342
ASM International N.V.	92	48,011
ASML Holding N.V. - ADR	59	44,824
		152,177
Ireland 9.1%
Icon Public Limited Company (a)	244	69,181
Linde Public Limited Company	79	32,516
Steris Public Limited Company	173	38,048
		139,745
Denmark 5.7%
Novo Nordisk A/S - Class B	848	87,628
Switzerland 4.8%
Nestle S.A. - Class N	330	38,236
UBS Group AG	1,129	34,929
		73,165
Sweden 4.7%
Atlas Copco Aktiebolag - Class A	1,686	29,022
Evolution AB (publ) (b)	359	42,832
		71,854
Japan 4.5%
Advantest Corporation	931	31,462
Keyence Corporation	86	37,867
		69,329
Brazil 4.4%
MercadoLibre S.R.L (a)	43	66,973
Italy 4.4%
Ferrari N.V.	198	66,642
India 2.6%
ICICI Bank Limited - ADR	1,650	39,333
Total Common Stocks (cost $1,203,985)		1,520,113
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	8,496	8,496
Total Short Term Investments (cost $8,496)		8,496
Total Investments 99.9% (cost $1,212,481)		1,528,609
Other Assets and Liabilities, Net 0.1%		1,068
Total Net Assets 100.0%		1,529,677

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/WCM Focused International Equity Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	30,138	265,281	286,923	2,402	—	—	8,496	0.6
JNL Government Money Market Fund, 5.32% - Class SL	—	120,484	120,484	109	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	26,445	26,445	10	—	—	—	—
	30,138	412,210	433,852	2,521	—	—	8,496	0.6

JNL/WCM Focused International Equity Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Adyen N.V.	09/18/20	62,011	59,342	3.9
Evolution AB (publ)	04/07/21	50,513	42,832	2.8
		112,524	102,174	6.7

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WCM Focused International Equity Fund
Assets - Securities
Common Stocks
United States of America	214,354	—	—	214,354
United Kingdom	—	204,252	—	204,252
Canada	178,337	—	—	178,337
France	—	156,324	—	156,324
Netherlands	44,824	107,353	—	152,177
Ireland	139,745	—	—	139,745
Denmark	—	87,628	—	87,628
Switzerland	—	73,165	—	73,165
Sweden	—	71,854	—	71,854
Japan	—	69,329	—	69,329
Brazil	66,973	—	—	66,973
Italy	—	66,642	—	66,642
India	39,333	—	—	39,333
Short Term Investments	8,496	—	—	8,496
	692,062	836,547	—	1,528,609

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Westchester Capital Event Driven Fund
COMMON STOCKS 50.5%
Financials 12.5%
Aimfinity Investment Corp. I (a)	3	37
Alchemy Investments Acquisition Corp 1 - Class A (a)	12	128
Alpha Partners Technology Merger Corp. - Class A (a)	13	143
Alpha Star Acquisition Corporation (a)	18	197
ALTC Acquisition Corp. - Class A (a)	6	67
American Equity Investment Life Holding Company (a)	13	751
AP Acquisition Corp - Class A (a)	12	135
Ares Acquisition Corp II - Class A (a)	49	512
Arisz Acquisition Corp. (a)	12	126
Arrowroot Acquisition Corp. - Class A (a)	10	104
Bannix Acquisition Corp. (a)	1	7
Blue World Acquisition Corporation - Class A (a)	5	52
Bowen Acquisition Corp. (a)	6	62
Bukit Jalil Global Acquisition 1 Ltd (a)	4	46
Bukit Jalil Global Acquisition 1 Ltd (a)	4	38
byNordic Acquisition Corporation - Class A (a)	5	50
CapitalWorks Emerging Markets Acquisition Corp. - Class A (a)	7	78
Cartica Acquisition Corp. - Class A (a)	7	73
CF Acquisition Corp. VII - Class A (a)	23	245
Chain Bridge I - Class A (a)	5	56
Chenghe Acquisition Co - Class A (a)	5	59
Churchill Capital Corp VII - Class A (a)	34	353
Clean Energy Special Situations Corp. (a)	19	202
Colombier Acquisition Corp. (a)	6	56
Concord Acquisition Corp. II - Class A (a)	16	171
Crown PropTech Acquisitions - Class A (a)	—	—
Direct Selling Acquisition Corp. - Class A (a)	6	66
Distoken Acquisition Corporation (a)	6	68
ExcelFin Acquisition Corp. - Class A (a)	5	59
Feutune Light Acquisition Corporation - Class A (a)	3	31
Fidelity National Information Services, Inc. (b) (c)	15	901
Fintech Ecosystem Development Corp. - Class A (a)	4	40
Fortune Rise Acquisition Corporation - Class A (a)	45	498
Global Partner Acquisition Corporation II - Class A (a)	—	2
Golden Star Acquisition Corporation (a)	7	71
Haymaker Acquisition Corp. IV - Class A (a)	7	76
HCM Acquisition Corp - Class A (a)	13	146
Hudson Acquisition I Corp. (a)	4	39
Inflection Point Acquisition Corp. II - Class A (a)	13	130
Investcorp India Acquisition Corp. - Class A (a)	25	270
Iron Horse Acquisitions Corp. (a)	6	57
L Catterton Asia Acquisition Corp - Class A (a)	20	215
Learn CW Investment Corp - Class A (a)	27	295
Mars Acquisition Corp. (a)	42	447
National Western Life Group, Inc. - Class A	1	297
Nubia Brand International Corp. - Class A (a) (d)	12	130
Oak Woods Acquisition Corporation - Class A (a)	8	87
Patria Latin American Opportunity Acquisition Corp. - Class A (a)	33	362
Perception Capital Corp. III - Class A (a)	2	22
Plum Acquisition Corp. I - Class A (a)	11	116
Plutonian Acquisition Corp. (a)	6	66
Power & Digital Infrastructure Acquisition II Corp. - Class A (a)	1	7
PowerUp Acquisition Corp. - Class A (a)	1	10
Project Energy Reimagined Acquisition Corp. - Class A (a)	6	67
Quetta Acquisition Corporation (a)	6	65
Redwoods Acquisition Corp (a)	6	61
Rigel Resource Acquisition Corp. - Class A (a)	67	733
Slam Corp. - Class A (a)	10	107
Spark I Acquisition Corp. (a)	13	129
TenX Keane Acquisition (a)	8	85
TKB Critical Technologies 1 - Class A (a)	8	93
TMT Acquisition Corp (a)	11	116
Trajectory Alpha Acquisition Corp. - Class A (a)	9	95
Tristar Acquisition I Corp. - Class A (a)	4	48
Twelve Seas Investment Company II - Class A (a)	9	99
		9,954
Health Care 7.0%
Amedisys, Inc. (a)	2	194
Baxter International Inc. (b) (c)	8	298
BioMarin Pharmaceutical Inc. (a) (b) (c)	19	1,822
Cerevel Therapeutics Holdings, Inc. - Class A (a) (b) (c)	22	951
ImmunoGen, Inc. (a) (b) (c)	30	881
Karuna Therapeutics, Inc. (a) (c)	3	860
Olink Holding AB (Publ) - ADR (a)	22	557
		5,563
Consumer Staples 6.2%
Albertsons Companies, Inc. - Class A (b) (c)	70	1,614
Gold Flora Corporation (a)	9	2
Kenvue Inc. (c)	56	1,199
Sovos Brands, Inc. (a) (b) (c)	97	2,142
		4,957
Materials 6.1%
Newmont Corporation	—	—
Teck Resources Limited - Class B (b) (c)	29	1,243
United States Steel Corporation (c)	2	99
WestRock Company (b)	85	3,546
		4,888
Real Estate 4.9%
Crown Castle Inc. (c)	1	104
RPT Realty	57	735
Spirit Realty Capital, Inc.	71	3,113
		3,952
Consumer Discretionary 3.5%
Capri Holdings Limited (a) (b) (c)	49	2,487
Neogames S.A. (a)	11	310
		2,797
Industrials 3.3%
Carrier Global Corporation (c)	39	2,229
SP Plus Corporation (a)	8	401
		2,630
Communication Services 2.9%
Endeavor Group Holdings, Inc. - Class A (b) (c)	73	1,728
Liberty Media Corporation - Series A (a) (c)	20	575
		2,303
Energy 2.1%
Euronav	16	275
Phillips 66 (c)	8	1,038
Pioneer Natural Resources Company	2	353
		1,666
Utilities 2.0%
Origin Energy Limited	282	1,626
Total Common Stocks (cost $38,578)		40,336
CORPORATE BONDS AND NOTES 33.0%
Energy 8.5%
Alliance Resource Operating Partners, L.P.
7.50%, 05/01/25 (e)	996	994
California Resources Corporation
7.13%, 02/01/26 (e)	1,042	1,058
Calumet Specialty Products Partners, L.P.
11.00%, 04/15/25 (e)	2,422	2,456
Earthstone Energy Holdings, LLC
8.00%, 04/15/27 (e)	286	297
PDC Energy, Inc.
5.75%, 05/15/26	901	899
PGS ASA
13.50%, 03/31/27	1,000	1,103
		6,807
Consumer Discretionary 6.4%
Aramark Services, Inc.
5.00%, 04/01/25 (e)	459	456
Carriage Services, Inc.
4.25%, 05/15/29 (e)	1,533	1,361

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Entertainment Studios, Inc.
10.50%, 02/15/28 (e)	1,365	726
Grubhub Holdings Inc.
5.50%, 07/01/27 (e)	347	292
Light and Wonder International, Inc.
7.00%, 05/15/28 (e)	1,247	1,260
Valvoline, Inc.
4.25%, 02/15/30 (e)	1,042	1,036
		5,131
Communication Services 6.3%
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/29 (e)	1,024	850
Connect Finco SARL
6.75%, 10/01/26 (e)	776	772
Getty Images, Inc.
9.75%, 03/01/27 (e)	1,957	1,969
Lagardere SCA
2.13%, 10/16/26, EUR (f)	700	769
1.75%, 10/07/27, EUR (f)	600	659
		5,019
Consumer Staples 5.2%
La Financiere de l'Europe
4.00%, 05/15/24, EUR (f)	352	306
5.13%, 05/15/25, EUR (f)	335	271
SEG Holding, LLC
5.63%, 10/15/28 (e)	1,070	1,078
Treehouse Foods, Inc.
4.00%, 09/01/28	1,206	1,073
Vector Group Ltd.
10.50%, 11/01/26 (e)	1,025	1,028
Verscend Escrow Corp
9.75%, 08/15/26 (e)	359	361
		4,117
Industrials 3.1%
IEA Energy Services LLC
6.63%, 08/15/29 (e)	1,184	1,110
Mauser Packaging Solutions Holding Company
9.25%, 04/15/27 (e)	1,304	1,288
PGT Innovations, Inc.
4.38%, 10/01/29 (e)	75	75
		2,473
Information Technology 2.1%
Splunk Inc.
1.13%, 06/15/27 (g)	1,732	1,671
Financials 0.9%
Intercontinental Exchange, Inc.
3.65%, 05/23/25	307	302
MoneyGram International, Inc.
9.00%, 06/01/30 (e)	358	351
NFP Corp.
6.88%, 08/15/28 (e)	94	96
		749
Health Care 0.4%
Cerevel Therapeutics Holdings, Inc.
2.50%, 08/15/27 (e) (g)	274	305
Utilities 0.1%
Origin Energy Finance Limited
1.00%, 09/17/29, EUR (f)	100	96
Total Corporate Bonds And Notes (cost $27,238)		26,368
OTHER EQUITY INTERESTS 3.9%
Altaba Inc. (a) (h) (i)	1,301	3,135
Pershing Square Tontine Holdings, Ltd. (a) (h) (i)	16	—
Total Other Equity Interests (cost $11,364)		3,135
INVESTMENT COMPANIES 3.5%
Ares Dynamic Credit Allocation Fund, Inc.	2	34
BlackRock Debt Strategies Fund, Inc.	4	38
BlackRock MuniYield Quality Fund III, Inc.	10	115
Blackstone Senior Floating Rate 2027 Term Fund	12	155
Blackstone Strategic Credit Fund	14	164
First Trust Senior Floating Rate Income Fund II	3	34
Franklin Universal Trust	40	263
Invesco Municipal Opportunity Trust	27	257
Invesco Value Municipal Income Trust	10	115
Nuveen Amt-Free Municipal Credit Income Fund	4	51
Nuveen AMT-Free Quality Municipal Income Fund	49	539
Nuveen Credit Strategies Income Fund	64	335
Nuveen Enhanced Municipal Credit Income Fund	21	249
Nuveen Municipal Value Fund	25	216
Nuveen New York AMT-Free Quality Municipal Income Fund	12	121
Nuveen Preferred and Income Term Fund	5	93
Saba Capital Income & Opportunities Fund	4	33
Total Investment Companies (cost $2,935)		2,812
SENIOR FLOATING RATE INSTRUMENTS 2.4%
Industrials 1.2%
Verscend Holding Corp.
2021 Term Loan B, 9.46%, (1 Month Term SOFR + 4.00%), 08/27/25 (j)	980	981
Communication Services 1.2%
Rentpath, Inc.
2021 Stub Current Face Term Loan, 0.00%, 12/31/24 (a) (h) (j) (k)	196	2
Syniverse Holdings, Inc.
2022 Term Loan, 12.35%, (3 Month Term SOFR + 7.00%), 05/06/27 (j)	1,086	946
		948
Total Senior Floating Rate Instruments (cost $2,194)		1,929
PREFERRED STOCKS 2.3%
Financials 1.4%
Federal Home Loan Mortgage Corporation - Series Z, 8.38%, (25, 12/31/27) (a) (l)	260	753
Federal National Mortgage Association, Inc. - Series S, 8.25%, (25, 12/31/25) (a) (l)	118	381
		1,134
Industrials 0.7%
Textainer Group Holdings Limited, 6.25%, (25, 12/15/26) (l)	6	153
Textainer Group Holdings Limited, 7.00%, (25, 06/15/26) (l)	15	385
		538
Consumer Discretionary 0.2%
Fossil Group, Inc., 7.00%, 11/30/26	12	179
Total Preferred Stocks (cost $1,693)		1,851
RIGHTS 0.5%
Akouos, Inc. (a) (h)	11	8
Bristol-Myers Squibb Company (a) (h)	92	124
ESH Acquisition Corp. (a)	11	1
Golden Star Acquisition Corporation (a)	7	1
Pan American Silver Corp. (a)	429	221
Pershing Square SPARC Holdings, Ltd. (a) (h)	4	1
Spring Valley Acquisition Corp. II (a)	3	—
TMT Acquisition Corp (a)	8	2
Total Rights (cost $613)		358
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.4%
Hercules Capital Funding Trust 2019-1
Series 2016-B-2, 3.65%, 10/07/25	307	300
Total Non-U.S. Government Agency Asset-Backed Securities (cost $291)		300
WARRANTS 0.1%
Achari Ventures Holdings Corp. I (a)	30	—
Airship AI Holdings Inc. (a)	102	6
Akazoo Internet and Digital Appliances Enterprises Services SA (a) (h)	120	—
Alchemy Investments Acquisition Corp 1 (a)	6	1
Allurion Technologies, Inc. (a)	6	3
Altenergy Acquisition Corp. (a)	2	—
Amprius Technologies Operating, Inc. (a)	10	4
Ares Acquisition Corp. (a)	11	2
Arogo Capital Acquisition Corporation (a)	6	—
Arrowroot Acquisition Corp. (a)	16	1
Bridger Aerospace Group Holdings, Inc. (a)	12	3
Buzzfeed, Inc. (a)	7	—
Capri Listco (a) (h)	14	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Cartesian Growth Corporation II (a)	2	—
Cetus Capital Acquisition Corp. (a)	17	—
Corner Growth Acquisition Corp. (a)	4	—
ECARX Holdings Inc. (a)	12	—
ESGEN Acquisition Corp (a)	2	—
EVe Mobility Acquisition Corp (a)	3	—
Evergreen Corp. (a)	6	—
Foxo Technologies Inc. (a) (h)	11	—
Freightos Ltd (a)	2	—
Getaround Operating, Inc. (a) (h)	5	—
Ginkgo Bioworks Holdings, Inc. (a)	5	1
Global Blockchain Acquisition Corp. (a)	23	—
Goal Acquisitions Corp. (a)	119	—
Grove Collaborative Holdings, Inc. (a) (h)	5	—
Haymaker Acquisition Corp. IV (a)	4	1
Inflection Point Acquisition Corp. II (a)	5	1
International Media Acquisition Corp. (a)	19	—
Jaws Mustang Acquisition Corp. (a)	8	—
Kaixin Auto Holdings (a)	123	5
Kensington Capital Acquisition Corp. V (a)	19	2
KLDiscovery (a)	78	—
LeddarTech Holdings Inc. (a)	37	3
Moneylion Technologies Inc. (a)	34	3
Movella Holdings Inc. (a)	5	—
Near Intelligence, Inc. (a)	10	—
NewAmsterdam Pharma Company N.V. (a)	7	21
Newbury Street Acquisition Corporation (a)	13	1
Oak Woods Acquisition Corporation (a)	21	1
Pear Therapeutics (US), Inc. (a) (h)	16	—
Phoenix Biotech Acquisition Corp. (a)	2	—
Plum Acquisition Corp. I (a)	5	1
Pono Capital Three, Inc. (a)	28	2
Pyrophyte Acquisition Corp. (a)	3	—
Q-Si Operations Inc. (a)	13	4
RMG Acquisition Corp. III (a)	9	1
Screaming Eagle Acquisition Corp. (a)	8	3
Semper Paratus Acquisition Corp. (a)	3	—
Slam Corp. (a)	10	2
Spring Valley Acquisition Corp. II (a)	1	—
Target Global Acquisition I Corp. (a)	4	—
Volato Group, Inc. (a)	5	1
Whole Earth Brands, Inc. (a)	10	1
XBP Europe Holdings, Inc. (a)	6	—
Zapp Electric Vehicles Group Limited (a)	5	—
Total Warrants (cost $444)		74
Total Investments 96.6% (cost $85,350)		77,163
Total Securities Sold Short (15.5)% (proceeds $11,733)		(12,345)
Total Purchased Options 0.1% (cost $822)		77
Other Derivative Instruments (2.5)%		(2,017)
Other Assets and Liabilities, Net 21.3%		16,981
Total Net Assets 100.0%		79,859

(a) Non-income producing security.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) All or a portion of the security is subject to a written call option.

(d) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $19,219 and 24.1% of the Fund.

(f) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(g) Convertible security.

(h) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(i) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(j) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(k) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(l) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (15.5%)
COMMON STOCKS (14.7%)
Energy (10.5%)
Chevron Corporation	(56)	(8,288)
Exxon Mobil Corporation	(1)	(103)
		(8,391)
Real Estate (4.1%)
KRC Interim Corp.	(35)	(739)
Realty Income Corporation	(45)	(2,558)
		(3,297)
Financials (0.1%)
Brookfield Asset Management Ltd. - Class A	(2)	(60)
Total Common Stocks (proceeds $11,106)		(11,748)
GOVERNMENT AND AGENCY OBLIGATIONS (0.8%)
U.S. Treasury Note (0.8%)
Treasury, United States Department of
3.25%, 06/30/29	(616)	(597)
Total Government And Agency Obligations (proceeds $627)		(597)
Total Securities Sold Short (15.5%) (proceeds $11,733)		(12,345)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Westchester Capital Event Driven Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	6,617	193,565	200,182	180	—	—	—	—

JNL/Westchester Capital Event Driven Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
La Financiere de l'Europe, 4.00%, 05/15/24	05/10/23	342	306	0.4
La Financiere de l'Europe, 5.13%, 05/15/25	05/10/23	267	271	0.3
Lagardere SCA, 2.13%, 10/16/26	02/03/23	746	769	1.0
Lagardere SCA, 1.75%, 10/07/27	02/02/23	639	659	0.8
Origin Energy Finance Limited, 1.00%, 09/17/29	05/23/23	100	96	0.1
		2,094	2,101	2.6

JNL/Westchester Capital Event Driven Fund — Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Options on Securities
Ball Corporation	Put	42.50	01/19/24	450	1,913	—
Ball Corporation	Put	40.00	01/19/24	64	256	—
Baxter International Inc.	Put	32.50	01/19/24	464	1,508	1
BioMarin Pharmaceutical Inc.	Put	80.00	01/19/24	189	1,512	1
Carrier Global Corporation	Put	47.50	01/19/24	196	931	1
Carrier Global Corporation	Put	45.00	01/19/24	192	864	1
Cerevel Therapeutics Holdings, Inc.	Put	35.00	12/20/24	84	294	7
Crown Castle Inc.	Put	95.00	02/16/24	9	86	—
Endeavor Group Holdings, Inc.	Put	22.00	01/19/24	829	1,824	12
Endeavor Group Holdings, Inc.	Put	20.00	02/16/24	378	756	11
Fidelity National Information Services, Inc.	Put	50.00	01/19/24	350	1,750	2
Kenvue Inc.	Put	17.50	02/16/24	557	975	4
Liberty Media Corporation	Put	20.00	01/19/24	200	400	—
Phillips 66	Put	110.00	01/19/24	78	858	—
Seagen Inc.	Put	190.00	01/19/24	227	4,313	—
SPDR S&P 500 ETF Trust	Put	470.00	01/19/24	49	2,303	11
SPDR S&P Retail ETF	Put	64.00	01/19/24	31	198	—
Teck Resources Limited	Put	38.00	01/19/24	124	471	1
Teck Resources Limited	Put	32.00	01/19/24	149	477	—
United States Steel Corporation	Put	31.00	01/19/24	275	853	—
Vale S.A.	Put	13.00	01/19/24	391	508	1
						53

JNL/Westchester Capital Event Driven Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Contracts[1]	Notional[1]		Value ($)
Options on Securities
Thyssenkrupp AG	GSC	Put	EUR	6.50	01/19/24	760	EUR	494	24

JNL/Westchester Capital Event Driven Fund — Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Options on Securities
Albertsons Companies, Inc.	Call	25.00	04/19/24	26	65	(2)
Ball Corporation	Call	50.00	01/19/24	44	220	(33)
Ball Corporation	Call	55.00	01/19/24	45	248	(14)
Ball Corporation	Call	45.00	01/19/24	64	288	(82)
Ball Corporation	Call	47.50	01/19/24	361	1,715	(377)
Baxter International Inc.	Call	35.00	01/19/24	152	532	(70)
BioMarin Pharmaceutical Inc.	Call	85.00	01/19/24	189	1,607	(227)
Capri Holdings Limited	Call	57.50	01/19/24	154	886	—
Capri Holdings Limited	Call	50.00	01/19/24	260	1,300	(22)
Carrier Global Corporation	Call	52.50	01/19/24	196	1,029	(106)
Carrier Global Corporation	Call	50.00	01/19/24	192	960	(158)
Cerevel Therapeutics Holdings, Inc.	Call	45.00	12/20/24	84	378	(5)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Westchester Capital Event Driven Fund — Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Contracts[1]	Notional[1]	Value ($)
Crown Castle Inc.	Call	105.00	02/16/24	9	95	(11)
Endeavor Group Holdings, Inc.	Call	25.00	01/19/24	908	2,270	(19)
Endeavor Group Holdings, Inc.	Call	26.00	02/16/24	28	73	—
Endeavor Group Holdings, Inc.	Call	22.50	02/16/24	378	851	(75)
Fidelity National Information Services, Inc.	Call	55.00	01/19/24	350	1,925	(204)
ImmunoGen, Inc.	Call	30.00	01/19/24	186	558	(2)
ImmunoGen, Inc.	Call	31.00	07/19/24	1	3	—
Karuna Therapeutics, Inc.	Call	320.00	01/19/24	5	160	—
Karuna Therapeutics, Inc.	Call	330.00	02/16/24	1	33	—
Kenvue Inc.	Call	21.00	02/16/24	45	95	(5)
Kenvue Inc.	Call	20.00	02/16/24	512	1,024	(93)
Liberty Media Corporation	Call	25.00	01/19/24	200	500	(80)
Phillips 66	Call	120.00	01/19/24	78	936	(107)
Seagen Inc.	Put	145.00	01/19/24	227	3,292	—
Sovos Brands, Inc.	Call	25.00	02/16/24	570	1,425	—
SPDR S&P 500 ETF Trust	Call	480.00	01/19/24	35	1,680	(10)
SPDR S&P Retail ETF	Put	58.00	01/19/24	22	128	—
SPDR S&P Retail ETF	Put	51.00	01/19/24	9	46	—
Splunk Inc.	Call	155.00	02/16/24	18	279	—
Splunk Inc.	Call	155.00	04/19/24	43	667	(6)
Teck Resources Limited	Call	40.00	01/19/24	66	264	(19)
Teck Resources Limited	Call	42.00	01/19/24	124	521	(17)
Teck Resources Limited	Call	40.00	02/16/24	69	276	(24)
Teck Resources Limited	Call	38.00	02/16/24	35	133	(17)
United States Steel Corporation	Call	49.00	01/19/24	102	500	(5)
United States Steel Corporation	Call	48.00	02/16/24	173	830	(27)
United States Steel Corporation	Call	46.00	02/16/24	8	37	(3)
Vale S.A.	Call	15.00	01/19/24	391	587	(39)
						(1,859)

JNL/Westchester Capital Event Driven Fund — OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Contracts[1]	Notional[1]		Value ($)
Options on Securities
Thyssenkrupp AG	GSC	Call	EUR	7.00	01/19/24	1,056	EUR	739	(2)
Thyssenkrupp AG	GSC	Call	EUR	7.10	01/19/24	970	EUR	689	(2)
									(4)

JNL/Westchester Capital Event Driven Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/AUD	GSC	03/19/24	AUD	(1,422)	(971)	(2)
USD/EUR	JPM	01/16/24	EUR	(1,300)	(1,436)	(7)
USD/EUR	GSC	01/22/24	EUR	(2,201)	(2,431)	(57)
USD/EUR	JPM	02/20/24	EUR	(100)	(110)	(1)
USD/EUR	JPM	03/13/24	EUR	(533)	(590)	(1)
USD/EUR	GSC	03/19/24	EUR	(320)	(355)	(1)
USD/EUR	JPM	03/19/24	EUR	(347)	(384)	(1)
USD/EUR	GSC	03/20/24	EUR	(351)	(389)	(4)
USD/GBP	GSC	01/30/24	GBP	(1,547)	(1,973)	(4)
USD/JPY	GSC	03/27/24	JPY	(305,535)	(2,196)	(17)
					(10,835)	(95)

JNL/Westchester Capital Event Driven Fund — OTC Total Return Swap Agreements
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
EQUITY
ABIOMED, Inc. (MT)‡	OBFR +0.00% (M)	BOA	12/22/24 ††	—	—	3
Bristol-Myers Squibb Company (MT)‡	1M LIBOR +0.00% (Q)	BOA	12/20/24 ††	—	—	52
Brookfield Property Preferred LP (MT)	OBFR +0.75% (M)	BOA	01/09/24 ††	27	—	(6)
Amedisys, Inc. (MT)	OBFR +0.61% (Q)	GSC	11/01/24 ††	2,544	—	94
Ball Corporation (MT)	OBFR +0.61% (Q)	GSC	01/02/25 ††	2,957	—	—
Baxter International Inc. (MT)	OBFR +0.61% (Q)	GSC	01/18/24 ††	1,639	—	(135)
Capri Holdings Limited (MT)	OBFR +0.61% (Q)	GSC	08/24/24 ††	1,015	—	(21)
Chr. Hansen Holding A/S (MT)	OBFR +0.61% (Q)	GSC	01/17/24 ††	456	—	67

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Westchester Capital Event Driven Fund — OTC Total Return Swap Agreements (continued)
Reference Entity[2]	Rate Paid/Received by Fund[2]	Counter-party	Expiration	Notional[1]	Premiums Paid (Received) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Covestro AG (MT)	OBFR +0.61% (Q)	GSC	09/11/24 ††	317	—	10
Dechra Pharmaceuticals PLC (MT)	OBFR +0.61% (Q)	GSC	04/25/24 ††	1,783	—	111
Endeavor Group Holdings, Inc. (MT)	OBFR +0.61% (Q)	GSC	08/23/24 ††	1,881	—	18
Euronav (MT)	OBFR +0.61% (Q)	GSC	09/19/24 ††	94	—	(1)
Fidelity National Information Services, Inc. (MT)	OBFR +0.61% (Q)	GSC	08/16/24 ††	1,116	—	83
Hess Corporation (MT)	OBFR +0.61% (Q)	GSC	01/23/25 ††	8,240	—	(105)
JSR Corporation (MT)	OBFR +0.61% (Q)	GSC	06/30/24 ††	2,014	—	(16)
Pioneer Natural Resources Company (MT)	OBFR +0.61% (Q)	GSC	11/27/24 ††	7,812	—	(391)
Saba Capital Income & Opportunities Fund (MT)	OBFR +1.21% (M)	GSC	05/20/24 ††	82	—	(1)
Splunk Inc. (MT)	OBFR +0.61% (Q)	GSC	01/23/25 ††	4,968	—	5
Thyssenkrupp AG (MT)	OBFR +0.61% (Q)	GSC	06/12/24 ††	2,403	—	(145)
United States Steel Corporation (MT)	OBFR +0.61% (Q)	GSC	08/17/24 ††	1,032	—	536
Vale S.A. (MT)	OBFR +0.61% (Q)	GSC	01/18/24 ††	480	—	139
Vivendi SE (MT)	OBFR +0.55% (Q)	GSC	12/30/24 ††	418	—	44
Vivendi SE (MT)	OBFR +0.61% (Q)	GSC	04/20/24 ††	348	—	(7)
BlackRock Floating Rate Income Strategies Fund, Inc. (MT)	OBFR +0.76% (Q)	JPM	04/08/24 ††	231	—	12
Canna-Global Acquisition Corp. (MT)	OBFR +0.38% (Q)	JPM	01/13/25 ††	40	—	—
Chr. Hansen Holding A/S (MT)	OBFR +0.55% (Q)	JPM	08/19/24 ††	695	—	122
Euronav (MT)	OBFR +0.55% (Q)	JPM	12/16/24 ††	461	—	(5)
Invesco Senior Income Trust (MT)	OBFR +0.38% (Q)	JPM	03/28/24 ††	83	—	3
Nuveen New York AMT-Free Quality Municipal Income Fund (MT)	OBFR +0.38% (Q)	JPM	11/25/24 ††	987	—	135
SLM Corporation (MT)	OBFR +0.38% (Q)	JPM	11/25/24 ††	1,756	—	40
					—	641
Total return swap agreements - paying return
EQUITY
Pan American Silver Corp. (MT)	OBFR -0.40% (Q)	BOA	01/09/24 ††	(354)	—	6
Chevron Corporation (MT)	OBFR -0.35% (Q)	GSC	11/15/24 ††	(347)	—	(9)
Exxon Mobil Corporation (MT)	OBFR -0.35% (Q)	GSC	12/13/24 ††	(7,698)	—	(130)
Novozymes A/S (MT)	OBFR -0.35% (Q)	GSC	01/17/24 ††	(489)	—	(36)
Smurfit Kappa Funding Designated Activity Company (MT)	OBFR -0.27% (Q)	GSC	09/12/24 ††	(3,027)	—	(351)
Novozymes A/S (MT)	OBFR -0.50% (Q)	JPM	08/19/24 ††	(711)	—	(109)
Realty Income Corporation (MT)	OBFR -0.60% (Q)	JPM	12/23/24 ††	(489)	—	(71)
					—	(700)

††For this swap agreement, the expiration date represents the termination date, which is generally 13 months from the effective date. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

‡Swap agreement fair valued in good faith in accordance with the procedures approved by the JNL Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See “Fair Value Measurements” in the Notes to Financial Statements.

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Westchester Capital Event Driven Fund
Assets - Securities
Common Stocks	38,580	1,756	—	40,336
Corporate Bonds And Notes	—	26,368	—	26,368
Other Equity Interests	—	—	3,135	3,135
Investment Companies	2,812	—	—	2,812
Senior Floating Rate Instruments	—	1,927	2	1,929
Preferred Stocks	1,851	—	—	1,851
Rights	225	—	133	358
Non-U.S. Government Agency Asset-Backed Securities	—	300	—	300
Warrants	74	—	—	74
	43,542	30,351	3,270	77,163
Liabilities - Securities
Common Stocks	(11,748)	—	—	(11,748)
Government And Agency Obligations	—	(597)	—	(597)
	(11,748)	(597)	—	(12,345)
Assets - Investments in Other Financial Instruments[1]
Exchange Traded Purchased Options	53	—	—	53
OTC Purchased Options	—	24	—	24
OTC Total Return Swap Agreements	—	1,425	55	1,480
	53	1,449	55	1,557

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Westchester Capital Event Driven Fund (continued)
Liabilities - Investments in Other Financial Instruments[1]
Exchange Traded Written Options	(1,859)	—	—	(1,859)
OTC Written Options	—	(4)	—	(4)
Open Forward Foreign Currency Contracts	—	(95)	—	(95)
OTC Total Return Swap Agreements	—	(1,539)	—	(1,539)
	(1,859)	(1,638)	—	(3,497)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/Western Asset Global Multi-Sector Bond Fund
CORPORATE BONDS AND NOTES 56.3%
United States of America 24.8%
Allied Universal Holdco LLC
6.00%, 06/01/29 (a)	1,000	819
American Airlines, Inc.
5.75%, 04/20/29 (a)	3,620	3,531
American Axle & Manufacturing, Inc.
5.00%, 10/01/29	1,090	965
American Express Company
3.55%, (100, 09/15/26) (b)	1,320	1,132
AT&T Inc.
2.90%, 12/04/26, GBP	2,070	2,512
Bank of America Corporation
5.29%, 04/25/34	660	663
4.08%, 03/20/51	2,840	2,389
CCO Holdings, LLC
4.50%, 05/01/32	1,800	1,543
Centene Corporation
4.63%, 12/15/29	1,660	1,597
Charter Communications Operating, LLC
3.50%, 06/01/41	670	473
Cheniere Energy Partners, L.P.
4.00%, 03/01/31	950	865
Continental Resources, Inc.
4.90%, 06/01/44	3,280	2,656
CSC Holdings, LLC
6.50%, 02/01/29 (a)	2,500	2,223
DCP Midstream, LLC
6.45%, 11/03/36 (a)	1,620	1,716
Devon Energy Corporation
5.85%, 12/15/25	870	880
5.00%, 06/15/45	470	418
DIRECTV Financing, LLC
5.88%, 08/15/27 (a)	2,700	2,535
DISH DBS Corporation
5.75%, 12/01/28 (a)	3,020	2,442
Diversified Healthcare Trust
9.75%, 06/15/25	870	856
Enterprise Products Operating LLC
4.80%, 02/01/49	1,440	1,361
EQT Corporation
5.00%, 01/15/29	2,620	2,601
Ford Motor Company
3.25%, 02/12/32	2,000	1,665
Ford Motor Credit Company LLC
2.75%, 06/14/24, GBP	2,330	2,922
Freeport-McMoRan Inc.
5.45%, 03/15/43	2,870	2,793
General Motors Company
6.13%, 10/01/25	450	456
GTCR W-2 Merger Sub LLC
7.50%, 01/15/31 (a)	790	838
International Bank for Reconstruction and Development
6.75%, 07/13/29, INR	324,200	3,843
J.P. Morgan Chase & Co.
3.33%, 04/22/52	1,270	950
Legacy Lifepoint Health, LLC
4.38%, 02/15/27 (a) (c)	1,000	926
Morgan Stanley
5.79%, 11/18/33, GBP	1,000	1,355
5.60%, 03/24/51	400	429
Netflix, Inc.
4.88%, 06/15/30 (a)	2,580	2,610
NGPL PipeCo LLC
4.88%, 08/15/27 (a)	1,150	1,129
Occidental Petroleum Corporation
3.50%, 08/15/29	1,000	893
Range Resources Corporation
4.75%, 02/15/30 (a)	4,000	3,705
Rockies Express Pipeline LLC
6.88%, 04/15/40 (a)	1,430	1,397
Sasol Financing USA LLC
5.50%, 03/18/31	3,080	2,590
Southern Natural Gas Company, L.L.C.
8.00%, 03/01/32 (c)	300	351
Southwestern Energy Company
4.75%, 02/01/32	3,190	2,960
Spirit Airlines, Inc.
8.00%, 09/20/25 (a)	2,340	1,674
Sprint Capital Corporation
8.75%, 03/15/32	2,000	2,467
Targa Resources Partners LP
5.50%, 03/01/30	1,900	1,900
Tennessee Gas Pipeline Company, L.L.C.
2.90%, 03/01/30 (a)	950	839
The Boeing Company
3.75%, 02/01/50	410	319
The Charles Schwab Corporation
4.00%, (100, 12/01/30) (b)	640	502
The Cigna Group
4.80%, 08/15/38	510	493
The Goldman Sachs Group, Inc.
3.65%, (100, 08/10/26) (b)	1,340	1,203
6.41%, (3 Month Term SOFR + 1.03%), (100, 02/08/24) (b) (d)	540	447
The Williams Companies, Inc.
7.50%, 01/15/31	700	788
5.75%, 06/24/44	2,200	2,221
T-Mobile USA, Inc.
3.88%, 04/15/30	1,480	1,404
United Airlines Pass Through Certificates, Series 2015-1
4.63%, 04/15/29 (a)	2,550	2,376
United Rentals (North America), Inc.
3.75%, 01/15/32	4,010	3,562
Viking Cruises Limited
5.88%, 09/15/27 (a)	1,000	974
VOC Escrow Ltd.
5.00%, 02/15/28 (a)	1,860	1,785
Wells Fargo & Company
5.88%, (100, 06/15/25) (b) (e)	1,510	1,502
5.39%, 04/24/34	780	783
4.61%, 04/25/53	940	846
Western Midstream Operating, LP
3.95%, 06/01/25	710	693
5.50%, 08/15/48	500	445
5.25%, 02/01/50 (e) (f)	3,070	2,731
		95,943
United Kingdom 6.1%
Bellis Acquisition Company PLC
4.50%, 02/16/26, GBP (g)	1,030	1,239
European Bank for Reconstruction and Development
6.30%, 10/26/27, INR	311,600	3,665
Gatwick Airport Finance PLC
4.38%, 04/07/26, GBP (g)	1,700	2,072
HSBC Holdings PLC
6.38%, (100, 03/30/25) (b) (h)	2,800	2,765
Lloyds Banking Group PLC
4.72%, 08/11/26 (h)	2,630	2,596
NatWest Group PLC
4.50%, (100, 03/31/28), GBP (b) (h)	1,060	1,129
Peu (Fin) PLC
7.25%, 07/01/28, EUR (g)	470	536
7.25%, 07/01/28, EUR (a)	430	490
Pinewood Finco PLC
3.25%, 09/30/25, GBP (g)	1,050	1,297
Pinnacle Bidco PLC
10.00%, 10/11/28, GBP (a)	700	926
Premier Foods Finance PLC
3.50%, 10/15/26, GBP (g)	1,030	1,220
Saga PLC
3.38%, 05/12/24, GBP (g)	1,000	1,199
Victoria P.L.C.
3.63%, 08/24/26, EUR (c) (g)	540	478

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
VMED O2 UK Financing I PLC
4.50%, 07/15/31, GBP (g)	1,080	1,187
Whitbread PLC
2.38%, 05/31/27, GBP (g)	2,340	2,715
		23,514
Netherlands 5.0%
Ardagh Packaging Finance Public Limited Company
5.25%, 08/15/27 (a)	2,000	1,545
Atlas LuxCo 4 S.a r.l.
4.63%, 06/01/28 (a)	1,500	1,376
Cooperatieve Rabobank U.A.
3.25%, (100, 12/29/26), EUR (b) (g)	1,200	1,178
3.65%, 04/06/28 (a)	500	477
Enel Finance International N.V.
6.80%, 10/14/25 (a)	2,040	2,091
GTCR W-2 Merger Sub LLC
8.50%, 01/15/31, GBP (a)	140	193
IPD 3 B.V.
8.00%, 06/15/28, EUR (a)	600	706
Petrobras Global Finance B.V.
6.25%, 03/17/24	3,170	3,167
Prosus N.V.
3.83%, 02/08/51 (a)	2,770	1,742
Teva Pharmaceutical Finance Netherlands II B.V.
7.38%, 09/15/29, EUR	450	545
Teva Pharmaceutical Finance Netherlands III B.V.
8.13%, 09/15/31	520	568
TMNL Holding B.V
3.75%, 01/15/29, EUR (g)	1,220	1,277
Trivium Packaging Finance B.V.
5.50%, 08/15/26 (a)	1,400	1,378
United Group B.V.
5.25%, 02/01/30, EUR (a)	1,280	1,339
VZ Secured Financing B.V.
5.00%, 01/15/32 (a)	2,000	1,714
		19,296
France 2.9%
Altice France
2.13%, 02/15/25, EUR (g)	1,460	1,555
Banijay Entertainment
7.00%, 05/01/29, EUR (a)	590	686
BNP Paribas
7.38%, (100, 08/19/25) (b) (g) (h)	2,730	2,737
Credit Agricole SA
7.50%, (100, 06/23/26), GBP (b) (g) (h)	2,090	2,641
Goldstory
5.38%, 03/01/26, EUR (c) (g)	980	1,072
Kapla Holding
3.38%, 12/15/26, EUR (g)	1,200	1,280
Loxama
3.75%, 07/15/26, EUR (g)	1,140	1,243
		11,214
Canada 2.3%
First Quantum Minerals Ltd
7.50%, 04/01/25 (a)	777	743
6.88%, 10/15/27 (a)	2,000	1,700
Glencore Finance (Canada) Limited
6.00%, 11/15/41 (g)	1,400	1,436
MEG Energy Corp.
7.13%, 02/01/27 (a)	3,700	3,764
Open Text Corporation
3.88%, 02/15/28 (a)	510	473
4.13%, 02/15/30 (a)	1,000	907
		9,023
Germany 1.5%
Allianz SE
3.20%, (100, 10/30/27) (b) (g)	4,200	3,339
APCOA Parking Holdings GmbH
4.63%, 01/15/27, EUR (g)	950	984
Vertical Midco GmbH
4.38%, 07/15/27, EUR (g)	1,180	1,256
		5,579
Spain 1.3%
Cellnex Telecom, S.A.
2.00%, 02/15/33, EUR	2,200	2,064
Lorca Telecom Bondco SA.
4.00%, 09/18/27, EUR (g)	1,210	1,302
Via Celere Desarrollos Inmobiliarios SA.
5.25%, 04/01/26, EUR (g)	1,380	1,466
		4,832
Mexico 1.2%
BBVA Bancomer S.A., Institucion de Banca Multiple, Grupo Financiero BBVA Bancomer
5.13%, 01/18/33 (a)	2,980	2,704
Orbia Advance Corporation, S.A.B. de C.V.
5.88%, 09/17/44 (a)	2,240	2,024
		4,728
Kazakhstan 1.1%
Joint Stock Company National Company Kazmunaygas
5.38%, 04/24/30 (a)	980	971
3.50%, 04/14/33 (a)	1,130	937
Kaztransgas
4.38%, 09/26/27 (a)	2,580	2,480
		4,388
Ireland 1.1%
AerCap Ireland Capital Designated Activity Company
3.30%, 01/30/32	720	626
Park Aerospace Holdings Limited
5.50%, 02/15/24 (a)	3,700	3,692
		4,318
Luxembourg 1.0%
Altice Financing S.A.
2.25%, 01/15/25, EUR (g)	1,420	1,519
Cromwell EREIT Lux Finco S.a r.l.
2.13%, 11/19/25, EUR (g)	361	373
Millicom International Cellular SA
5.13%, 01/15/28 (a)	2,268	2,113
		4,005
Brazil 1.0%
B3 S.A. - Brasil, Bolsa, Balcao
4.13%, 09/20/31 (a)	2,160	1,888
MercadoLibre S.R.L
3.13%, 01/14/31	2,280	1,945
		3,833
Morocco 0.9%
OCP S.A.
3.75%, 06/23/31 (a)	3,800	3,269
Switzerland 0.8%
UBS Group AG
7.00%, (100, 01/31/24) (b) (g)	3,200	3,202
Italy 0.8%
International Design Group S.p.A.
8.25%, (3 Month EURIBOR + 4.25%), 05/15/26, EUR (d) (g)	1,110	1,207
Telecom Italia SPA
2.38%, 10/12/27, EUR (g)	1,750	1,800
		3,007
Sweden 0.7%
Apollo Swedish Bidco AB
8.59%, 07/05/29, EUR (d)	510	572
Heimstaden Bostad AB
4.25%, 03/09/26, EUR (g)	1,200	617
Verisure Holding AB
7.13%, 02/01/28, EUR (a)	1,330	1,545
		2,734
Argentina 0.7%
YPF S.A.
8.50%, 07/28/25 (a)	2,780	2,674
Jersey 0.6%
CPUK Mortgage Finance Limited
3.59%, 08/28/25, GBP (e) (g)	2,010	2,479

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Austria 0.6%
Suzano Austria GmbH
5.00%, 01/15/30	2,440	2,356
Israel 0.5%
Teva Pharmaceutical Finance Netherlands III B.V.
3.15%, 10/01/26	2,200	2,036
Panama 0.3%
Carnival Corporation
10.50%, 06/01/30 (a) (c)	1,140	1,247
Finland 0.3%
Nordea Bank Abp
3.50%, (100, 03/12/25), EUR (b) (g) (h)	1,100	1,171
Colombia 0.3%
Ecopetrol S.A.
8.88%, 01/13/33	1,030	1,120
Bermuda 0.3%
Viking Ocean Cruises Ship VII Ltd
5.63%, 02/15/29 (a)	1,050	1,023
Peru 0.2%
Petroleos del Peru - Petroperu S.A.
5.63%, 06/19/47 (a)	1,200	745
South Africa 0.0%
K2016470219 (South Africa) Ltd
0.00%, 05/07/49, EUR (a) (i) (j) (k)	4,042	4
Total Corporate Bonds And Notes (cost $220,351)		217,740
GOVERNMENT AND AGENCY OBLIGATIONS 28.4%
United States of America 16.4%
Connecticut Avenue Securities Trust 2019-R06
Series 2023-1M2-R05, REMIC, 8.44%, (SOFR 30-Day Average + 3.10%), 06/25/29 (d)	670	699
Connecticut Avenue Securities Trust 2021-R01
Series 2021-1B1-R01, REMIC, 8.44%, (SOFR 30-Day Average + 3.10%), 10/25/41 (d)	960	973
Connecticut Avenue Securities Trust 2021-R03
Series 2021-1B1-R03, REMIC, 8.09%, (SOFR 30-Day Average + 2.75%), 12/25/41 (d)	750	752
Connecticut Avenue Securities Trust 2023-R02
Series 2023-1B1-R02, REMIC, 10.89%, (SOFR 30-Day Average + 5.55%), 01/25/43 (d)	270	292
Federal Home Loan Mortgage Corporation
Series 2022-M2-DNA6, REMIC, 11.09%, (SOFR 30-Day Average + 5.75%), 09/25/42 (d)	420	467
Series 2020-B1-DNA3, REMIC, 10.55%, (SOFR 30-Day Average + 5.21%), 06/27/50 (d)	250	274
Series 2020-B1-DNA5, REMIC, 9.87%, (SOFR 30-Day Average + 4.80%), 10/25/50 (d)	910	1,019
Series 2017-M1-3, REMIC, 4.00%, 07/25/56	353	348
Series 2019-M-1, REMIC, 4.75%, 07/25/58 (d)	820	756
Treasury, United States Department of
2.63%, 12/31/25	11,499	11,145
1.63%, 02/15/26	8,430	7,990
2.00%, 11/15/26	11,610	10,979
0.63%, 03/31/27	4,980	4,477
3.63%, 03/31/28 - 05/15/53	2,310	2,214
2.88%, 05/15/32	8,500	7,889
4.13%, 11/15/32	1,970	2,005
4.00%, 11/15/42	3,950	3,851
3.88%, 02/15/43	1,280	1,225
4.38%, 08/15/43	5,381	5,511
3.00%, 08/15/52	750	616
		63,482
Mexico 3.6%
Gobierno Federal de los Estados Unidos Mexicanos
10.00%, 12/05/24, MXN	13,340	781
7.50%, 06/03/27, MXN	235,910	13,153
		13,934
South Africa 1.9%
South Africa, Parliament of
6.50%, 02/28/41, ZAR	121,850	4,033
5.75%, 09/30/49	4,030	3,219
		7,252
Poland 1.8%
Urzad Rady Ministrow
1.75%, 04/25/32, PLN	36,060	7,124
Brazil 1.4%
Presidencia Da Republica
10.00%, 01/01/25 - 01/01/27, BRL	26,220	5,405
Indonesia 0.8%
The Republic of Indonesia, The Government of
5.50%, 04/15/26, IDR	42,084,000	2,684
7.00%, 05/15/27, IDR	9,470,000	625
		3,309
Egypt 0.6%
The Arab Republic of Egypt
3.88%, 02/16/26 (a)	2,800	2,282
Argentina 0.6%
Gobierno de la Provincia de Buenos Aires
6.38%, 09/01/37 (a) (e)	2,760	1,049
Ministerio De Gobierno
6.99%, 06/01/27 (e) (g)	500	410
6.99%, 06/01/27 (a) (e)	1,000	820
		2,279
Colombia 0.5%
Departamento Administrativo De La Presidencia De La Republica
5.63%, 02/26/44	2,250	1,898
Cote D'Ivoire 0.3%
Presidence de la Republique de Cote d'Ivoire
5.25%, 03/22/30, EUR (g)	1,060	1,047
Dominican Republic 0.3%
Presidencia de la Republica Dominicana
4.88%, 09/23/32 (a)	1,100	1,001
Nigeria 0.2%
Nigeria, Federal Government of
6.50%, 11/28/27 (a)	1,010	920
Total Government And Agency Obligations (cost $109,295)		109,933
SENIOR FLOATING RATE INSTRUMENTS 4.9%
United States of America 4.9%
Alterra Mountain Company
2021 Series B-2 Consenting Term Loan, 8.96%, (1 Month Term SOFR + 3.50%), 07/30/28 (d)	2,456	2,456
APi Group DE, Inc.
2023 Incremental Term Loan, 7.96%, (1 Month Term SOFR + 2.50%), 01/03/29 (d)	1,489	1,488
Asurion LLC
2023 Term Loan B11, 9.70%, (1 Month Term SOFR + 4.25%), 08/19/28 (d)	2,462	2,450
Focus Financial Partners, LLC
2022 Term Loan B5, 8.60%, (1 Month Term SOFR + 3.25%), 06/30/28 (d)	2,456	2,458
Fugue Finance B.V.
2023 USD Term Loan B, 9.39%, (3 Month Term SOFR + 4.00%), 01/31/28 (d)	705	707
Grifols Worldwide Operations USA, Inc.
USD 2019 Term Loan B, 7.54%, (1 Month Term SOFR + 2.00%), 11/15/27 (d)	1,406	1,405
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 7.96%, (1 Month Term SOFR + 2.50%), 06/13/26 (d)	1,476	1,476
Sedgwick Claims Management Services, Inc.
2023 Term Loan B, 9.10%, (1 Month Term SOFR + 3.75%), 02/16/28 (d)	2,462	2,468
Sotera Health Holdings, LLC
2021 Term Loan, 8.39%, (1 Month Term SOFR + 2.75%), 12/31/24 (d)	2,500	2,496
UFC Holdings, LLC
2021 Term Loan B, 8.40%, (3 Month Term SOFR + 2.75%), 04/29/26 (d)	1,348	1,352
Total Senior Floating Rate Instruments (cost $18,533)		18,756

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 3.9%
United States of America 3.9%
Angel Oak Mortgage Trust 2022-3
Series 2022-A3-3, REMIC, 4.14%, 04/25/26 (d)	1,000	891
Arby's Funding, LLC
Series 2020-A2-1A, 3.24%, 07/30/27	1,258	1,143
BX Trust 2021-SDMF
Series 2021-F-SDMF, REMIC, 7.41%, (1 Month Term SOFR + 2.05%), 09/15/34 (d)	1,199	1,115
CLI Funding VI LLC
Series 2020-B-1A, 3.62%, 09/18/30	1,535	1,397
College Ave Student Loans 2021-B, LLC
Series 2021-D-B, 3.78%, 06/25/52	1,501	1,364
Ellington Financial Mortgage Trust 2020-1
Series 2020-B1-1, REMIC, 5.10%, 05/25/65 (d)	870	845
Goodgreen 2021-1 Trust
Series 2021-B-1A, 3.01%, 10/15/56	511	402
J.P. Morgan Chase Bank, N.A.
Series 2022-D-NLP, REMIC, 7.53%, (1 Month Term SOFR + 2.17%), 04/15/37 (d)	566	427
MED Trust 2021-MDLN
Series 2021-F-MDLN, REMIC, 9.48%, (1 Month Term SOFR + 4.11%), 11/15/38 (d)	816	782
MVW 2021-1W LLC
Series 2021-C-1WA, 1.94%, 01/22/41	563	515
Neighborly Issuer 2023-1
Series 2023-A2-1A, 7.31%, 01/30/28	1,320	1,312
Nelnet Student Loan Trust 2021-C
Series 2021-D-CA, 4.44%, 04/20/62	1,400	1,130
RIAL 2022-FL8 D
Series 2022-D-FL8, 10.08%, (SOFR 30-Day Average + 4.30%), 01/19/37 (d)	1,000	930
Servicemaster Brands L.L.C.
Series 2021-A2II-1, 3.11%, 07/30/31	966	774
SMB Private Education Loan Trust 2021-B
Series 2021-A-B, 1.31%, 07/17/51	1,179	1,059
Verus Securitization Trust 2022-4
Series 2022-A1-4, REMIC, 4.47%, 04/25/67 (e)	876	856
Total Non-U.S. Government Agency Asset-Backed Securities (cost $15,292)		14,942
COMMON STOCKS 0.0%
South Africa 0.0%
Edcon Holdings Ltd. (g) (l)	14,399	—
Edcon Holdings Ltd. (g) (l)	124,902	—
Edcon Holdings Ltd. (g) (l)	624	—
Total Common Stocks (cost $106)		—
SHORT TERM INVESTMENTS 5.1%
Investment Companies 4.3%
JNL Government Money Market Fund - Class I, 5.22% (m) (n)	16,649	16,649
Securities Lending Collateral 0.8%
JNL Government Money Market Fund - Class SL, 5.32% (m) (n)	2,957	2,957
Total Short Term Investments (cost $19,606)		19,606
Total Investments 98.6% (cost $383,183)		380,977
Total Purchased Options 0.0% (cost $76)		1
Other Derivative Instruments (0.6)%		(2,365)
Other Assets and Liabilities, Net 2.0%		7,891
Total Net Assets 100.0%		386,504

(a) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $87,157 and 22.6% of the Fund.

(b) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(c) All or a portion of the security was on loan as of December 31, 2023.

(d) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(g) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(h) Convertible security.

(i) Non-income producing security.

(j) As of December 31, 2023, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(k) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(l) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/Western Asset Global Multi-Sector Bond Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	5,823	89,564	78,738	376	—	—	16,649	4.3
JNL Government Money Market Fund, 5.32% - Class SL	—	53,108	50,151	169	—	—	2,957	0.8
JNL Securities Lending Collateral Fund - Institutional Class	795	22,476	23,271	78	—	—	—	—
	6,618	165,148	152,160	623	—	—	19,606	5.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Western Asset Global Multi-Sector Bond Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Allianz SE, 3.20% (callable at 100, 10/30/27)	04/27/22	3,472	3,339	0.9
Altice Financing S.A., 2.25%, 01/15/25	03/01/23	1,459	1,519	0.4
Altice France, 2.13%, 02/15/25	02/28/23	1,466	1,555	0.4
APCOA Parking Holdings GmbH, 4.63%, 01/15/27	05/05/22	948	984	0.3
Bellis Acquisition Company PLC, 4.50%, 02/16/26	05/06/22	1,192	1,239	0.3
BNP Paribas, 7.38% (callable at 100, 08/19/25)	04/27/22	2,793	2,737	0.7
Cooperatieve Rabobank U.A., 3.25% (callable at 100, 12/29/26)	04/28/22	1,141	1,178	0.3
CPUK Mortgage Finance Limited, 3.59%, 08/28/25	10/10/22	2,096	2,479	0.7
Credit Agricole SA, 7.50% (callable at 100, 06/23/26)	05/06/22	2,336	2,641	0.7
Cromwell EREIT Lux Finco S.a r.l., 2.13%, 11/19/25	08/17/23	354	373	0.1
Edcon Holdings Ltd.	08/03/21	—	—	—
Edcon Holdings Ltd.	02/28/17	95	—	—
Edcon Holdings Ltd.	02/27/17	11	—	—
Gatwick Airport Finance PLC, 4.38%, 04/07/26	05/06/22	1,984	2,072	0.5
Glencore Finance (Canada) Limited, 6.00%, 11/15/41	04/27/22	1,490	1,436	0.4
Goldstory, 5.38%, 03/01/26	02/24/23	997	1,072	0.3
Heimstaden Bostad AB, 4.25%, 03/09/26	05/06/22	1,205	617	0.2
International Design Group S.p.A., 8.25%, 05/15/26	05/06/22	1,160	1,207	0.3
Kapla Holding, 3.38%, 12/15/26	05/06/22	1,172	1,280	0.3
Lorca Telecom Bondco SA., 4.00%, 09/18/27	05/06/22	1,182	1,302	0.3
Loxama, 3.75%, 07/15/26	05/06/22	1,155	1,243	0.3
Ministerio De Gobierno, 6.99%, 06/01/27	05/13/22	396	410	0.1
Nordea Bank Abp, 3.50% (callable at 100, 03/12/25)	06/15/22	1,089	1,171	0.3
Peu (Fin) PLC, 7.25%, 07/01/28	09/28/23	477	536	0.2
Pinewood Finco PLC, 3.25%, 09/30/25	09/26/22	1,054	1,297	0.3
Premier Foods Finance PLC, 3.50%, 10/15/26	05/19/23	1,194	1,220	0.3
Presidence de la Republique de Cote d'Ivoire, 5.25%, 03/22/30	02/22/23	951	1,047	0.3
Saga PLC, 3.38%, 05/12/24	05/12/22	1,197	1,199	0.3
Telecom Italia SPA, 2.38%, 10/12/27	09/15/22	1,535	1,800	0.5
TMNL Holding B.V, 3.75%, 01/15/29	05/06/22	1,166	1,277	0.3
UBS Group AG, 7.00% (callable at 100, 01/31/24)	04/27/22	3,203	3,202	0.8
Vertical Midco GmbH, 4.38%, 07/15/27	05/06/22	1,162	1,256	0.3
Via Celere Desarrollos Inmobiliarios SA., 5.25%, 04/01/26	03/17/23	1,390	1,466	0.4
Victoria P.L.C., 3.63%, 08/24/26	07/26/22	495	478	0.1
VMED O2 UK Financing I PLC, 4.50%, 07/15/31	05/06/22	1,144	1,187	0.3
Whitbread PLC, 2.38%, 05/31/27	05/06/22	2,460	2,715	0.7
		46,621	48,534	12.6

JNL/Western Asset Global Multi-Sector Bond Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro Bund	157	March 2024	EUR	20,972	(189)	621
Long Gilt	73	March 2024	GBP	7,073	(68)	532
United States 5 Year Note	253	April 2024		26,902	22	618
United States Ultra Bond	52	March 2024		6,317	(28)	630
					(263)	2,401
Short Contracts
United States 10 Year Note	(160)	March 2024		(17,470)	—	(592)
United States Long Bond	(10)	March 2024		(1,191)	2	(59)
					2	(651)

JNL/Western Asset Global Multi-Sector Bond Fund — OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Contracts[1]	Notional[1]	Value ($)
Foreign Currency Options
USD/EUR Spot Rate	GSC	Call	EUR	0.95	01/26/24	7,315,000	7,315	1

JNL/Western Asset Global Multi-Sector Bond Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	BNP	01/19/24	AUD	5,998	4,090	273
EUR/PLN	GSC	01/19/24	PLN	(15,560)	(3,954)	(123)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/Western Asset Global Multi-Sector Bond Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	BNP	01/19/24	EUR	1,216	1,343	30
JPY/USD	MSC	01/19/24	JPY	1,661,365	11,813	536
MXN/USD	MSC	01/19/24	MXN	45,649	2,681	73
PLN/EUR	GSC	01/19/24	EUR	(3,547)	(3,919)	134
USD/EUR	BNP	01/19/24	EUR	(30,021)	(33,164)	(1,336)
USD/EUR	GSC	01/19/24	EUR	(1,401)	(1,548)	(67)
USD/GBP	BNP	01/19/24	GBP	(18,921)	(24,120)	(994)
USD/GBP	GSC	01/19/24	GBP	(585)	(746)	(25)
USD/MXN	JPM	01/19/24	MXN	(49,090)	(2,882)	(208)
USD/PLN	GSC	01/19/24	PLN	(11,501)	(2,922)	(237)
USD/TWD	BOA	01/19/24	TWD	(129,815)	(4,239)	(162)
ZAR/USD	GSC	01/19/24	ZAR	834	46	2
					(57,521)	(2,104)

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/Western Asset Global Multi-Sector Bond Fund
Assets - Securities
Corporate Bonds And Notes	—	217,740	—	217,740
Government And Agency Obligations	—	109,933	—	109,933
Senior Floating Rate Instruments	—	18,756	—	18,756
Non-U.S. Government Agency Asset-Backed Securities	—	14,942	—	14,942
Common Stocks	—	—	—	—
Short Term Investments	19,606	—	—	19,606
	19,606	361,371	—	380,977
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	2,401	—	—	2,401
OTC Purchased Options	—	1	—	1
Open Forward Foreign Currency Contracts	—	1,048	—	1,048
	2,401	1,049	—	3,450
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(651)	—	—	(651)
Open Forward Foreign Currency Contracts	—	(3,152)	—	(3,152)
	(651)	(3,152)	—	(3,803)

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/William Blair International Leaders Fund
COMMON STOCKS 97.8%
France 15.6%
Airbus SE	102	15,704
Capgemini	51	10,630
Dassault Systemes	296	14,504
L'Oreal	34	16,780
LVMH Moet Hennessy Louis Vuitton	15	12,265
Safran	78	13,719
Schneider Electric SE	69	13,847
Thales	49	7,247
TotalEnergies SE	144	9,800
VINCI	110	13,805
		128,301
United Kingdom 13.4%
Ashtead Group Public Limited Company	181	12,621
AstraZeneca PLC	135	18,228
BAE Systems PLC	207	2,940
Compass Group PLC	627	17,154
Experian PLC	331	13,504
Haleon PLC	990	4,060
Halma Public Limited Company	288	8,390
London Stock Exchange Group PLC	156	18,442
Rentokil Initial PLC	1,256	7,064
Spirax-Sarco Engineering PLC	58	7,733
		110,136
Japan 12.0%
Daiichi Sankyo Company, Ltd	341	9,348
Hoya Corporation	155	19,302
ITOCHU Corporation	101	4,104
Keyence Corporation	26	11,553
Lasertec Co., Ltd.	33	8,595
Mitsui & Co., Ltd.	102	3,824
Shin-Etsu Chemical Co., Ltd.	509	21,264
SMC Corporation	7	3,964
Tokyo Electron Limited	98	17,366
		99,320
Canada 9.5%
Canadian Pacific Kansas City Limited	199	15,756
Constellation Software Inc.	3	8,641
Dollarama Inc.	232	16,755
Intact Financial Corporation	69	10,687
Lululemon Athletica Canada Inc. (a)	32	16,506
The Toronto-Dominion Bank	153	9,912
		78,257
Ireland 6.5%
CRH Public Limited Company	148	10,244
Icon Public Limited Company (a)	63	17,935
Kingspan Group Public Limited Company	121	10,497
Linde Public Limited Company	36	14,841
		53,517
India 5.8%
HDFC Bank Limited	799	16,411
Infosys Limited	561	10,383
Reliance Industries Limited	674	20,926
		47,720
Taiwan 4.9%
MediaTek Inc.	412	13,614
Taiwan Semiconductor Manufacturing Company Limited	1,407	27,110
		40,724
Netherlands 4.4%
ASML Holding N.V.	34	25,745
BE Semiconductor Industries N.V.	69	10,498
		36,243
Denmark 4.2%
DSV A/S	63	11,110
Novo Nordisk A/S - Class B	228	23,587
		34,697
Spain 4.1%
Amadeus IT Holding, S.A. (b)	228	16,351
Industria de Diseno Textil, S.A.	401	17,453
		33,804
Switzerland 3.9%
Partners Group Holding AG	7	9,681
Straumann Holding AG - Class N	62	10,048
Zurich Insurance Group AG - Class N	24	12,518
		32,247
Sweden 3.6%
Atlas Copco Aktiebolag - Class A	1,047	18,012
Evolution AB (publ) (b)	97	11,560
		29,572
Brazil 2.4%
B3 S.A. - Brasil, Bolsa, Balcao	2,141	6,375
MercadoLibre S.R.L (a)	9	13,786
		20,161
China 2.3%
Kweichow Moutai Co., Ltd. - Class A	47	11,365
Pinduoduo (Shanghai) Network Technology Co., Ltd. - ADR (a)	53	7,729
		19,094
Italy 2.3%
Ferrari N.V.	31	10,585
Moncler S.p.A.	134	8,264
		18,849
Germany 1.8%
Infineon Technologies AG - Class N	347	14,578
Hong Kong 1.1%
AIA Group Limited	1,078	9,401
Total Common Stocks (cost $705,788)		806,621
SHORT TERM INVESTMENTS 2.1%
Investment Companies 2.1%
JNL Government Money Market Fund - Class I, 5.22% (c) (d)	17,197	17,197
Total Short Term Investments (cost $17,197)		17,197
Total Investments 99.9% (cost $722,985)		823,818
Other Assets and Liabilities, Net 0.1%		611
Total Net Assets 100.0%		824,429

(a) Non-income producing security.

(b) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/William Blair International Leaders Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	4,843	217,354	205,000	693	—	—	17,197	2.1
JNL Government Money Market Fund, 5.32% - Class SL	—	70,718	70,718	54	—	—	—	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/William Blair International Leaders Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Securities Lending Collateral Fund - Institutional Class	—	81,720	81,720	113	—	—	—	—
	4,843	369,792	357,438	860	—	—	17,197	2.1

JNL/William Blair International Leaders Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Amadeus IT Holding, S.A.	11/26/21	14,100	16,351	2.0
Evolution AB (publ)	05/24/22	9,582	11,560	1.4
		23,682	27,911	3.4

JNL/William Blair International Leaders Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	SSB	01/04/24	JPY	45,486	323	—
JPY/USD	SSB	01/05/24	JPY	37,706	267	—
					590	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/William Blair International Leaders Fund
Assets - Securities
Common Stocks	153,377	653,244	—	806,621
Short Term Investments	17,197	—	—	17,197
	170,574	653,244	—	823,818
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—
Liabilities - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/WMC Balanced Fund
COMMON STOCKS 65.2%
Information Technology 16.5%
Accenture Public Limited Company - Class A	151	52,968
Advanced Micro Devices, Inc. (a)	541	79,696
Apple Inc.	1,418	273,060
Broadcom Inc.	79	88,020
CDW Corp.	53	12,150
Intel Corporation	2,065	103,773
KLA Corporation	123	71,528
Microsoft Corporation	1,213	456,102
Motorola Solutions, Inc.	319	99,974
Oracle Corporation	453	47,795
Salesforce, Inc. (a)	264	69,562
Taiwan Semiconductor Manufacturing Company Limited - ADR	408	42,419
Texas Instruments Incorporated	502	85,645
		1,482,692
Health Care 9.7%
AstraZeneca PLC - ADR	1,376	92,654
Becton, Dickinson and Company	263	64,168
Daiichi Sankyo Company, Ltd	1,015	27,833
Danaher Corporation	437	101,126
Elevance Health, Inc.	81	38,414
HCA Healthcare, Inc.	325	87,873
Humana Inc.	118	53,922
Merck & Co., Inc.	937	102,105
Novartis AG - ADR	753	76,053
Pfizer Inc.	2,913	83,856
UnitedHealth Group Incorporated	267	140,393
		868,397
Financials 8.5%
American Express Company	161	30,111
BlackRock, Inc.	97	78,587
Everest Re Group, Ltd.	64	22,608
Global Payments Inc.	266	33,720
Intercontinental Exchange, Inc.	607	78,007
J.P. Morgan Chase & Co.	714	121,422
MasterCard Incorporated - Class A	68	29,027
Morgan Stanley	932	86,868
S&P Global Inc.	195	86,082
The Goldman Sachs Group, Inc.	56	21,716
The Progressive Corporation	927	147,645
Visa Inc. - Class A	115	30,040
		765,833
Consumer Discretionary 7.3%
Airbnb, Inc. - Class A (a)	168	22,871
Amazon.com, Inc. (a)	1,589	241,417
Coupang, Inc. - Class A (a)	1,386	22,440
D.R. Horton, Inc.	201	30,618
Home Depot, Inc., The	243	84,270
Lennar Corporation - Class A	247	36,797
McDonald's Corporation	282	83,567
Starbucks Corporation	342	32,821
TJX Companies, Inc., The	846	79,346
Tractor Supply Company	82	17,596
		651,743
Communication Services 5.7%
Alphabet Inc. - Class A (a)	2,435	340,156
Meta Platforms, Inc. - Class A (a)	480	169,795
		509,951
Industrials 5.7%
Deere & Company	79	31,562
Fortive Corporation	778	57,274
Honeywell International Inc.	437	91,589
Illinois Tool Works Inc.	147	38,497
Johnson Controls International Public Limited Company	755	43,512
Northrop Grumman Corporation	71	33,017
Parker-Hannifin Corporation	95	43,785
RTX Corporation	365	30,676
The Boeing Company (a)	240	62,627
Uber Technologies, Inc. (a)	1,190	73,243
		505,782
Energy 4.1%
Cenovus Energy Inc.	1,902	31,667
Chesapeake Energy Corporation (b)	161	12,392
ConocoPhillips	776	90,057
Coterra Energy Inc.	692	17,650
Diamondback Energy, Inc.	224	34,778
EOG Resources, Inc.	251	30,339
EQT Corporation	921	35,597
Shell PLC - Class A	3,569	117,473
		369,953
Consumer Staples 3.3%
Pernod Ricard	373	65,826
Procter & Gamble Company, The	838	122,841
Sysco Corporation	754	55,172
Unilever PLC	1,108	53,644
		297,483
Materials 1.8%
Anglo American PLC	1,356	34,091
Barrick Gold Corporation	2,664	48,195
Glencore PLC	13,633	82,062
		164,348
Utilities 1.8%
American Electric Power Company, Inc.	327	26,542
Exelon Corporation	1,816	65,180
Sempra	924	69,038
		160,760
Real Estate 0.8%
VICI Properties Inc.	881	28,093
Welltower OP LLC	482	43,418
		71,511
Total Common Stocks (cost $4,285,972)		5,848,453
GOVERNMENT AND AGENCY OBLIGATIONS 23.4%
Mortgage-Backed Securities 9.0%
Federal Home Loan Mortgage Corporation
4.00%, 09/01/26 - 07/01/49	5,045	4,869
7.00%, 11/01/30 - 06/01/31	8	8
2.50%, 12/01/31 - 10/01/51	68,469	59,159
2.00%, 05/01/36 - 04/01/52	102,244	84,636
4.50%, 01/01/38 - 10/01/52	28,703	27,978
6.00%, 12/01/39	226	238
5.00%, 11/01/43 - 04/01/53	48,579	48,184
3.00%, 11/01/46 - 10/01/51	22,520	20,272
5.50%, 01/01/53 - 09/01/53	18,441	18,583
Federal National Mortgage Association, Inc.
4.50%, 04/01/24 - 11/01/52	52,598	51,612
3.50%, 03/01/26 - 07/01/51	38,521	35,806
4.00%, 09/01/26 - 10/01/52	46,936	44,841
3.00%, 05/01/27 - 10/01/51	46,938	42,262
7.50%, 09/01/29	2	2
2.50%, 05/01/30 - 01/01/52	71,245	61,554
2.00%, 11/01/31 - 09/01/51	89,702	74,843
7.00%, 10/01/33	11	11
5.50%, 03/01/38 - 08/01/53	9,298	9,362
6.50%, 10/01/38 - 10/01/39	47	49
5.00%, 07/01/40 - 05/01/53	17,303	17,173
1.50%, 11/01/41	7,713	6,328
TBA, 4.50%, 01/15/54 (c)	10,653	10,335
TBA, 5.50%, 01/15/54 (c)	5,137	5,162
TBA, 6.00%, 01/15/54 (c)	19,076	19,380
Government National Mortgage Association
6.50%, 04/15/26	1	1
5.50%, 11/15/32 - 02/15/36	27	29
6.00%, 01/15/33 - 04/15/40	1,445	1,509
7.00%, 01/15/33 - 05/15/33	3	3
5.00%, 06/20/33 - 06/15/39	849	859
4.50%, 06/15/40 - 08/20/52	8,109	7,926
4.00%, 01/15/41 - 08/20/52	25,469	24,335
3.00%, 11/20/49 - 03/20/52	35,563	32,249
2.00%, 12/20/50 - 02/20/51	25,725	21,782
2.50%, 03/20/51 - 12/20/52	38,343	33,594

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
3.50%, 01/20/52 - 07/20/52	41,933	39,074
		804,008
U.S. Treasury Note 8.7%
Treasury, United States Department of
3.88%, 03/31/25 - 08/15/33	95,907	95,438
0.25%, 05/31/25	1,385	1,304
4.25%, 05/31/25	75,000	74,719
4.63%, 06/30/25 - 09/30/28	67,512	69,113
4.75%, 07/31/25	10,856	10,907
5.00%, 08/31/25	46,595	47,032
3.50%, 09/15/25 - 04/30/28	30,911	30,442
4.88%, 11/30/25 (d)	86,000	86,900
4.00%, 12/15/25 - 07/31/30	44,534	44,658
3.63%, 05/15/26 - 05/31/28	34,658	34,293
0.75%, 05/31/26	1,245	1,149
4.13%, 06/15/26 - 08/31/30	78,955	79,585
0.88%, 09/30/26	10,525	9,670
1.25%, 11/30/26 - 06/30/28	42,541	39,270
2.63%, 05/31/27 - 07/31/29	8,545	8,129
3.25%, 06/30/27 - 06/30/29	22,473	21,957
3.13%, 08/31/27	21,721	21,117
2.88%, 08/15/28	625	598
4.38%, 08/31/28 - 11/30/30	38,821	39,696
4.88%, 10/31/28 - 10/31/30	41,850	43,778
3.75%, 06/30/30	3,459	3,431
4.50%, 11/15/33	15,530	16,331
		779,517
U.S. Treasury Bond 4.1%
Treasury, United States Department of
1.75%, 08/15/41	2,495	1,740
3.25%, 05/15/42	1,826	1,607
3.38%, 08/15/42	63,099	56,454
4.00%, 11/15/42 - 11/15/52	50,323	49,562
3.88%, 02/15/43 - 05/15/43	64,914	62,111
4.38%, 08/15/43	12,287	12,585
4.75%, 11/15/43 (b)	2,370	2,550
2.50%, 02/15/45 - 05/15/46	47,085	35,515
2.88%, 08/15/45 - 05/15/52	50,900	40,802
3.00%, 05/15/47	5,470	4,484
2.75%, 08/15/47 - 11/15/47	21,494	16,795
3.63%, 02/15/53 - 05/15/53	62,816	58,291
4.13%, 08/15/53	14,800	15,026
4.75%, 11/15/53	8,480	9,552
		367,074
Collateralized Mortgage Obligations 0.8%
Connecticut Avenue Securities Trust 2021-R01
Series 2021-1M2-R01, REMIC, 6.89%, (SOFR 30-Day Average + 1.55%), 10/25/41 (e)	1,450	1,450
Federal Home Loan Mortgage Corporation
Series 2019-MA-3, REMIC, 3.50%, 07/25/26	1,663	1,563
Series JM-4165, REMIC, 3.50%, 09/15/41	435	424
Series ZP-3967, REMIC, 4.00%, 09/15/41	4,372	4,193
Series AH-4143, REMIC, 1.75%, 09/15/42	3,829	3,523
Series AB-4122, REMIC, 1.50%, 10/15/42	388	345
Series DJ-4322, REMIC, 3.00%, 05/15/43	483	467
Series CA-4758, REMIC, 3.00%, 07/15/47	5,384	4,973
Series CZ-4809, REMIC, 4.00%, 07/15/48	4,688	4,433
Series DP-5170, REMIC, 2.00%, 07/25/50	8,911	7,704
Series 2020-M2-DNA5, REMIC, 7.87%, (SOFR 30-Day Average + 2.80%), 10/25/50 (e)	1,433	1,453
Series 2021-MTU-1, REMIC, 2.50%, 09/25/60	11,155	9,309
Federal National Mortgage Association, Inc.
Series 2016-2M2-C03, 11.35%, (SOFR 30-Day Average + 6.01%), 10/25/28 (e)	487	517
Series 2012-JA-124, REMIC, 1.50%, 11/25/42	989	886
Series 2013-Z-36, REMIC, 3.00%, 04/25/43	4,410	3,986
Series 2013-NZ-83, REMIC, 3.50%, 08/25/43	4,929	4,574
Series 2015-HP-28, REMIC, 3.50%, 06/25/44	780	754
Series 2014-ZC-95, REMIC, 3.00%, 01/25/45	2,763	2,447
Series 2015-MC-16, REMIC, 3.00%, 01/25/45	3,685	3,402
Series 2015-GZ-7, REMIC, 3.00%, 03/25/45	6,398	5,751
Series 2017-AB-108, REMIC, 3.00%, 01/25/48	1,187	1,104
Series 2020-HC-27, REMIC, 1.50%, 10/25/49	4,280	3,434
Government National Mortgage Association
Series 2005-HC-74, REMIC, 7.50%, 09/16/35	2	2
Series 2021-KA-215, REMIC, 2.50%, 10/20/49	11,473	9,948
		76,642
Municipal 0.7%
Chicago Transit Authority
6.90%, 12/01/40	636	723
Dallas/Fort Worth International Airport
4.09%, 11/01/51	300	262
4.51%, 11/01/51	1,885	1,760
Golden State Tobacco Securitization Corporation
3.00%, 06/01/46	740	673
Grand Parkway Transportation Corporation
5.18%, 10/01/42	220	225
Illinois Municipal Electric Agency
6.83%, 02/01/35	3,405	3,640
Illinois State Toll Highway Authority
6.18%, 01/01/34	565	621
Illinois, State of
5.10%, 06/01/33	28,030	27,734
Kansas Development Finance Authority
5.37%, 05/01/26	1,400	1,406
Metropolitan Transportation Authority
6.20%, 11/15/26	110	112
6.81%, 11/15/40	3,700	4,100
5.18%, 11/15/49	1,330	1,297
Municipal Electric Authority of Georgia
6.64%, 04/01/57	4,904	5,596
New York State Thruway Authority
5.88%, 04/01/30	840	881
Oregon School Boards Association
4.76%, 06/30/28	287	286
Philadelphia, City of
6.55%, 10/15/28	5,225	5,567
Texas Natural Gas Securitization Finance Corporation
5.10%, 04/01/35	4,750	4,841
5.17%, 04/01/41	3,600	3,720
		63,444
Commercial Mortgage-Backed Securities 0.1%
Federal Home Loan Mortgage Corporation
Series A2-K142, REMIC, 2.40%, 03/25/32	8,300	7,140
Series K-A2-156, REMIC, 4.43%, 02/25/33 (e)	6,645	6,612
Federal National Mortgage Association, Inc.
Series 2017-FA-M13, REMIC, 5.84%, (SOFR 30-Day Average + 0.51%), 10/25/24 (e)	171	170
		13,922
Total Government And Agency Obligations (cost $2,164,708)		2,104,607
CORPORATE BONDS AND NOTES 8.5%
Financials 3.0%
ACE Capital Trust II
9.70%, 04/01/30	525	619
AIG Global Funding
5.90%, 09/19/28 (f)	1,455	1,504
American Express Company
6.49%, 10/30/31	1,040	1,128
5.04%, 05/01/34	19,499	19,464
American International Group, Inc.
3.40%, 06/30/30 (b)	2,719	2,498
Athene Holding Ltd
5.88%, 01/15/34	12,600	12,724
Bank of America Corporation
1.73%, 07/22/27 (b)	7,535	6,907
5.82%, 09/15/29	10,948	11,308
3.97%, 02/07/30	2,065	1,958
3.19%, 07/23/30	2,210	2,003
BNP Paribas
2.82%, 11/19/25 (f) (g)	3,570	3,481
5.89%, 12/05/34 (b) (f) (g)	8,825	9,229
BPCE
6.71%, 10/19/29 (f)	12,870	13,568
Capital One Financial Corporation
7.15%, 10/29/27	2,840	2,949
See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
6.31%, 06/08/29	4,515	4,632
Commonwealth Bank of Australia
5.07%, 09/14/28 (f)	13,220	13,534
Corebridge Financial, Inc.
6.05%, 09/15/33 (f)	2,410	2,514
5.75%, 01/15/34	9,585	9,800
Credit Agricole SA
6.32%, 10/03/29 (f)	14,625	15,332
Credit Suisse AG
7.50%, 02/15/28	15,698	17,190
Daimler Trucks Finance North America LLC
5.15%, 01/16/26 (f)	1,470	1,467
Danske Bank A/S
1.62%, 09/11/26 (b) (f)	8,775	8,194
6.26%, 09/22/26 (f)	8,235	8,384
Deutsche Bank Aktiengesellschaft
6.82%, 11/20/29	10,045	10,576
J.P. Morgan Chase & Co.
6.40%, 05/15/38	425	487
John Deere Capital Corporation
5.15%, 09/08/33	20,587	21,671
Liberty Mutual Insurance Company
7.88%, 10/15/26 (f)	475	502
M&T Bank Corporation
4.55%, 08/16/28	4,955	4,779
7.41%, 10/30/29	11,690	12,577
Manufacturers and Traders Trust Company
4.70%, 01/27/28	5,363	5,194
Morgan Stanley
5.25%, 04/21/34	2,204	2,204
5.95%, 01/19/38	3,867	3,914
Nasdaq, Inc.
5.95%, 08/15/53 (b) (h)	935	1,007
6.10%, 06/28/63 (h)	870	945
UBS AG
5.65%, 09/11/28	13,565	14,063
UBS Group AG
6.30%, 09/22/34 (f)	1,550	1,639
Wells Fargo & Company
6.30%, 10/23/29	8,770	9,251
4.90%, 07/25/33	9,999	9,735
		268,931
Utilities 1.2%
Arizona Public Service Company
4.35%, 11/15/45	4,795	4,035
3.75%, 05/15/46	445	339
4.25%, 03/01/49	1,138	923
3.35%, 05/15/50	957	679
Boston Gas Company
3.15%, 08/01/27 (f)	960	899
Dominion Energy South Carolina, Inc.
6.63%, 02/01/32	1,384	1,565
Dominion Energy, Inc.
4.35%, (100, 01/15/27) (i)	13,617	12,135
3.38%, 04/01/30	186	171
Georgia Power Company
4.70%, 05/15/32	7,824	7,758
4.75%, 09/01/40	1,085	1,011
5.13%, 05/15/52	7,676	7,603
KeySpan Gas East Corporation
2.74%, 08/15/26 (f)	3,690	3,439
Metropolitan Edison Company
5.20%, 04/01/28 (f)	390	394
NextEra Energy Capital Holdings, Inc.
5.75%, 09/01/25 (j)	3,320	3,354
Pacific Gas And Electric Company
4.55%, 07/01/30	8,077	7,702
4.50%, 07/01/40	23,052	19,509
6.75%, 01/15/53	308	335
Pennsylvania Electric Company
5.15%, 03/30/26 (f)	305	303
Sempra
4.13%, 04/01/52	6,298	5,398
Southern California Edison Company
3.70%, 08/01/25	735	720
5.88%, 12/01/53	5,856	6,287
Southern Company Gas Capital Corporation
5.75%, 09/15/33	4,205	4,420
Texas Electric Market Stabilization Funding N LLC
4.26%, 08/01/34 (f)	7,540	7,315
The Brooklyn Union Gas Company
3.41%, 03/10/26 (f)	2,215	2,123
The Cleveland Electric Illuminating Company
3.50%, 04/01/28 (f)	9,400	8,838
		107,255
Real Estate 1.1%
Extra Space Storage LP
5.50%, 07/01/30	2,380	2,435
5.90%, 01/15/31	4,895	5,118
GLP Financing, LLC
6.75%, 12/01/33	14,054	15,172
Jones Lang LaSalle Incorporated
6.88%, 12/01/28	11,615	12,293
LXP Industrial Trust
6.75%, 11/15/28	14,480	15,250
Realty Income Corporation
4.90%, 07/15/33 (b)	24,687	24,673
VICI Properties Inc.
5.75%, 02/01/27 (b) (f)	9,872	9,915
4.13%, 08/15/30 (b) (f)	13,987	12,738
		97,594
Industrials 0.7%
Carrier Global Corporation
5.90%, 03/15/34 (f)	1,065	1,153
6.20%, 03/15/54 (f)	740	858
DAE Funding LLC
1.55%, 08/01/24 (f)	10,435	10,172
HEICO Corporation
5.25%, 08/01/28	11,223	11,476
5.35%, 08/01/33	12,896	13,252
Penske Truck Leasing Co., L.P.
3.95%, 03/10/25 (f)	10,090	9,906
5.70%, 02/01/28 (f)	8,290	8,473
5.55%, 05/01/28 (f)	6,000	6,111
		61,401
Health Care 0.7%
Alcon Finance Corporation
5.38%, 12/06/32 (f)	10,037	10,357
Bayer US Finance LLC
6.13%, 11/21/26 (f)	2,635	2,677
6.25%, 01/21/29 (f)	2,960	3,027
Children's National Medical Center
2.93%, 07/15/50	1,895	1,235
Dignity Health
3.81%, 11/01/24	1,703	1,680
Gilead Sciences, Inc.
5.55%, 10/15/53	1,915	2,077
Humana Inc.
5.88%, 03/01/33	4,976	5,300
5.95%, 03/15/34	6,055	6,484
5.50%, 03/15/53	4,376	4,521
Pfizer Investment Enterprises Pte. Ltd
5.11%, 05/19/43	9,810	9,787
Providence St. Joseph Health
5.40%, 10/01/33	11,375	11,576
Sutter Health
2.29%, 08/15/30	820	701
The Toledo Hospital
5.75%, 11/15/38	1,475	1,476
		60,898
Energy 0.5%
Columbia Pipelines Operating Company LLC
5.93%, 08/15/30 (f)	1,975	2,045
6.50%, 08/15/43 (f)	3,557	3,820
Enbridge Inc.
6.70%, 11/15/53	1,971	2,298

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
Galaxy Pipeline Assets Bidco Limited
2.16%, 03/31/34 (b) (f)	17,261	15,034
Gray Oak Pipeline, LLC
2.60%, 10/15/25 (f)	2,861	2,715
3.45%, 10/15/27 (f)	465	433
Occidental Petroleum Corporation
6.13%, 01/01/31	5,076	5,264
6.45%, 09/15/36	4,005	4,250
6.20%, 03/15/40	9,786	10,104
Targa Resources Corp.
6.15%, 03/01/29	4,235	4,432
		50,395
Information Technology 0.3%
Broadcom Inc.
3.47%, 04/15/34 (f)	12,589	10,962
Microsoft Corporation
4.50%, 06/15/47 (f)	5,071	4,974
Oracle Corporation
3.65%, 03/25/41	13,950	11,109
		27,045
Materials 0.3%
Glencore Funding LLC
6.38%, 10/06/30 (b) (f)	18,674	20,065
5.70%, 05/08/33 (f)	1,900	1,975
6.50%, 10/06/33 (f)	4,181	4,575
		26,615
Consumer Staples 0.3%
Ashtead Capital, Inc.
2.45%, 08/12/31 (f)	11,939	9,731
5.50%, 08/11/32 (f)	2,800	2,771
5.55%, 05/30/33 (f)	1,920	1,902
5.95%, 10/15/33 (f)	2,605	2,654
ERAC USA Finance LLC
5.40%, 05/01/53 (f)	3,592	3,755
Sigma Alimentos, S.A. de C.V.
4.13%, 05/02/26 (f)	2,620	2,564
UL Solutions Inc.
6.50%, 10/20/28 (f)	3,005	3,166
		26,543
Communication Services 0.2%
AT&T Inc.
4.30%, 02/15/30 (b)	5,403	5,290
4.30%, 12/15/42	835	728
3.65%, 06/01/51	344	260
3.85%, 06/01/60	606	452
Comcast Corporation
5.65%, 06/15/35	165	177
6.50%, 11/15/35	34	39
3.25%, 11/01/39	7,622	6,196
Sprint Spectrum Co LLC
4.74%, 03/20/25 (f)	2,453	2,437
T-Mobile USA, Inc.
6.00%, 06/15/54	3,036	3,335
Verizon Communications Inc.
2.88%, 11/20/50	1,900	1,286
2.99%, 10/30/56	2,880	1,909
3.00%, 11/20/60	1,963	1,280
		23,389
Consumer Discretionary 0.2%
Discovery Communications, LLC
4.00%, 09/15/55	520	369
Genting New York LLC
3.30%, 02/15/26 (f)	10,068	9,284
Spectrum Management Holding Company, LLC
6.55%, 05/01/37	435	428
7.30%, 07/01/38	285	294
6.75%, 06/15/39	285	282
Warnermedia Holdings, Inc.
4.05%, 03/15/29 (b)	6,249	5,924
		16,581
Total Corporate Bonds And Notes (cost $748,753)		766,647
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 1.6%
AASET 2021-1 Trust
Series 2019-A-1, 3.84%, 05/15/26	314	249
American Tower Trust #1
Series 2023-A-1, 5.49%, 03/15/28	12,460	12,612
Angel Oak Mortgage Trust 2019-6
Series 2019-A1-6, REMIC, 2.62%, 11/25/59 (e)	255	245
Bank of America Merrill Lynch Commercial Mortgage Trust 2015-UBS7
Series 2015-A4-UBS7, REMIC, 3.71%, 09/17/25	1,145	1,101
BX Trust 2021-ARIA
Series 2021-B-ARIA, REMIC, 6.77%, (1 Month Term SOFR + 1.41%), 10/15/36 (e)	7,510	7,266
Castlelake Aircraft Structured Trust 2019-1
Series 2019-A-1A, 3.97%, 04/15/26 (j)	1,428	1,245
Castlelake Aircraft Structured Trust 2021-1
Series 2021-A-1A, 3.47%, 01/15/28 (j)	639	591
CF Hippolyta Issuer LLC
Series 2022-A1-1A, 5.97%, 02/15/27	2,474	2,461
Series 2021-A1-1A, REMIC, 1.53%, 03/15/26	7,073	6,326
Series 2021-B1-1A, REMIC, 1.98%, 03/15/26	820	703
CFMT 2021-AL1 Trust
Series 2021-B-AL1, REMIC, 1.39%, 09/22/31	4,458	4,245
Enterprise Fleet Financing 2023-3, LLC
Series 2023-A2-3, 6.44%, 02/22/27	9,720	9,934
Flagstar Mortgage Trust 2018-3
Series 2018-A3-3INV, REMIC, 4.00%, 05/25/38	1,427	1,295
Flagstar Mortgage Trust 2021-9INV
Series 2021-A2-9INV, REMIC, 2.00%, 01/25/36 (e)	3,048	2,578
Ford Credit Auto Owner Trust 2021-REV1
Series 2021-B-1, 1.61%, 04/15/26	1,390	1,271
Series 2021-C-1, 1.91%, 04/15/26	1,165	1,061
Home Partners of America 2021-2 Trust
Series 2021-B-2, 2.30%, 12/17/26	6,736	6,039
Horizon Aircraft Finance I Limited
Series 2018-A-1, 4.46%, 12/15/25	188	162
Horizon Aircraft Finance II Limited
Series 2019-A-1, 3.72%, 07/15/26 (j)	599	527
Horizon Aircraft Finance III Limited
Series 2019-A-2, 3.43%, 11/15/26 (f) (j)	1,256	992
Kubota Credit Owner Trust 2023-2
Series 2023-A3-2A, 5.28%, 05/17/27	6,095	6,163
LIFE 2021-BMR Mortgage Trust
Series 2021-A-BMR, REMIC, 6.18%, (1 Month Term SOFR + 0.81%), 03/15/38 (e)	1,435	1,404
Mach 1 Cayman Limited
Series 2019-A-1, 3.47%, 08/17/26 (f) (j)	594	521
Maps 2019-1 Limited
Series 2019-A-1A, 4.46%, 03/15/26	192	173
Metlife Securitization Trust 2017-1
Series 2017-A-1A, REMIC, 3.00%, 06/25/26 (e)	631	590
Mill City Mortgage Loan Trust 2017-3
Series 2017-A1-3, REMIC, 2.75%, 03/25/24 (e)	253	247
Navient Private Education Refi Loan Trust 2023-A
Series 2023-A-A, 5.51%, 09/15/71	7,790	7,704
New Economy Assets – Phase 1 Sponsor, LLC
Series 2021-A1-1, REMIC, 1.91%, 10/20/26	9,485	8,309
Series 2021-B1-1, REMIC, 2.41%, 10/20/26	2,440	1,982
Retained Vantage Data Centers Issuer LLC
Series 2023-A2A-1A, 5.00%, 09/15/28 (f)	14,764	13,805
SBA Towers, LLC
Series 2019-1C-1, 2.84%, 01/15/25	1,930	1,863
Series 2020-2C-1, 1.88%, 01/15/26	1,520	1,386
Series 2021-C-211, 1.63%, 05/15/51	2,570	2,240
SCE Recovery Funding LLC
Series 2021-A-1-A, 0.86%, 11/15/31	1,916	1,635
Series 2021-A-2-A, 1.94%, 05/15/38	1,050	804
Series 2021-A-3-A, 2.51%, 11/15/43	605	420
SCF Equipment Leasing 2021-1 LLC
Series 2021-A3-1A, 0.83%, 08/21/28	2,346	2,314

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
SFAVE Commercial Mortgage Securities Trust 2015-5AVE
Series 2015-A2B-5AVE, REMIC, 4.14%, 01/08/35	2,960	2,082
SFS Auto Receivables Securitization Trust 2023- 1
Series 2023-A2A-1A, 5.89%, 06/20/25	3,070	3,078
Stack Infrastructure Issuer, LLC
Series 2023-A2-2A, 5.90%, 07/25/28	13,460	13,273
Start II Ltd
Series 2019-A-1, 4.09%, 03/15/26	705	633
Towd Point Mortgage Trust 2017-4
Series 2017-A1-4, REMIC, 2.75%, 02/25/25 (e)	829	791
Towd Point Mortgage Trust 2018-1
Series 2018-A1-1, REMIC, 3.00%, 05/25/24 (e)	304	294
United Airlines Class B Pass Through Certificates, Series 2018-1
Series 2018-B-1, 4.60%, 03/01/26	333	310
Wells Fargo Commercial Mortgage Trust 2015-NXS1
Series 2015-A5-NXS1, REMIC, 3.15%, 04/17/25	1,885	1,824
Wheels Fleet Lease Funding 1 LLC
Series 2023-A-2A, 6.46%, 01/19/27	6,630	6,677
Total Non-U.S. Government Agency Asset-Backed Securities (cost $146,637)		141,425
SHORT TERM INVESTMENTS 0.9%
Investment Companies 0.9%
JNL Government Money Market Fund - Class I, 5.22% (k) (l)	79,667	79,667
Securities Lending Collateral 0.0%
JNL Government Money Market Fund - Class SL, 5.32% (k) (l)	536	536
Total Short Term Investments (cost $80,203)		80,203
Total Investments 99.6% (cost $7,426,273)		8,941,335
Other Derivative Instruments 0.0%		15
Other Assets and Liabilities, Net 0.4%		32,405
Total Net Assets 100.0%		8,973,755

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2023, the total payable for investments purchased on a delayed delivery basis was $34,410.

(d) All or a portion of the security is pledged or segregated as collateral.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) Security is exempt from registration under the Securities Act of 1933, as amended. As of December 31, 2023, the value and the percentage of net assets of these securities was $298,226 and 3.3% of the Fund.

(g) Convertible security.

(h) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(i) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(j) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2023.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/WMC Balanced Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	541,031	1,633,685	2,095,049	4,706	—	—	79,667	0.9
JNL Government Money Market Fund, 5.32% - Class SL	—	296,415	295,879	187	—	—	536	—
JNL Securities Lending Collateral Fund - Institutional Class	34,650	269,005	303,655	369	—	—	—	—
	575,681	2,199,105	2,694,583	5,262	—	—	80,203	0.9

JNL/WMC Balanced Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 5 Year Note	174	April 2024	18,456	15	470

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WMC Balanced Fund
Assets - Securities
Common Stocks	5,467,524	380,929	—	5,848,453
Government And Agency Obligations	—	2,104,607	—	2,104,607
Corporate Bonds And Notes	—	766,647	—	766,647
Non-U.S. Government Agency Asset-Backed Securities	—	141,425	—	141,425
Short Term Investments	80,203	—	—	80,203
	5,547,727	3,393,608	—	8,941,335
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	470	—	—	470
	470	—	—	470

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/WMC Equity Income Fund
COMMON STOCKS 96.9%
Financials 19.3%
American International Group, Inc.	243	16,490
Chubb Limited	60	13,578
Intercontinental Exchange, Inc.	156	20,086
J.P. Morgan Chase & Co.	325	55,292
M&T Bank Corporation	129	17,720
MetLife, Inc.	287	18,994
Morgan Stanley	186	17,321
Raymond James Financial, Inc.	180	20,039
Regions Financial Corporation	1,007	19,519
Royal Bank of Canada	182	18,369
The PNC Financial Services Group, Inc.	85	13,161
		230,569
Health Care 15.0%
AstraZeneca PLC - ADR	215	14,470
Becton, Dickinson and Company	48	11,787
Elevance Health, Inc.	26	12,137
Gilead Sciences, Inc.	253	20,472
Johnson & Johnson	190	29,725
Merck & Co., Inc.	335	36,524
Pfizer Inc.	1,261	36,316
UnitedHealth Group Incorporated	34	17,838
		179,269
Consumer Staples 12.9%
Archer-Daniels-Midland Company	233	16,800
Kellanova	215	12,032
Kenvue Inc.	759	16,337
Keurig Dr Pepper Inc.	578	19,247
Kimberly-Clark Corporation	67	8,081
Pernod Ricard	107	18,864
Philip Morris International Inc.	278	26,192
Procter & Gamble Company, The	110	16,052
Unilever PLC - ADR	422	20,446
		154,051
Energy 10.1%
ConocoPhillips	279	32,361
Coterra Energy Inc.	586	14,946
Diamondback Energy, Inc.	78	12,035
Enbridge Inc.	342	12,319
EOG Resources, Inc.	272	32,879
Phillips 66	125	16,619
		121,159
Industrials 9.5%
Canadian National Railway Company	98	12,329
Emerson Electric Co.	174	16,946
General Dynamics Corporation	76	19,850
Honeywell International Inc.	40	8,476
Johnson Controls International Public Limited Company	206	11,874
L3Harris Technologies, Inc.	63	13,266
Siemens Aktiengesellschaft - ADR	21	1,976
Siemens Aktiengesellschaft - Class N	59	11,110
United Parcel Service, Inc. - Class B	115	18,152
		113,979
Utilities 8.7%
American Electric Power Company, Inc.	224	18,149
Atmos Energy Corporation	151	17,482
Dominion Energy, Inc.	281	13,211
Exelon Corporation	494	17,739
NextEra Energy, Inc.	184	11,185
PPL Corporation	313	8,487
Sempra	239	17,876
		104,129
Information Technology 8.1%
Broadcom Inc.	13	15,011
Cisco Systems, Inc.	475	23,995
Corning Incorporated	435	13,240
NXP Semiconductors N.V.	59	13,500
Qualcomm Incorporated	125	18,103
TE Connectivity Ltd. (a)	95	13,380
		97,229
Materials 6.0%
Barrick Gold Corporation	790	14,288
Celanese Corporation - Class A	67	10,385
LyondellBasell Industries N.V. - Class A	115	10,889
PPG Industries, Inc.	72	10,719
Rio Tinto PLC - ADR	334	24,870
		71,151
Real Estate 3.6%
Crown Castle Inc.	159	18,310
Host Hotels & Resorts, Inc.	588	11,456
Weyerhaeuser Company	384	13,358
		43,124
Consumer Discretionary 3.0%
Home Depot, Inc., The	34	11,629
Lennar Corporation - Class A	78	11,621
Tractor Supply Company	56	12,119
		35,369
Communication Services 0.7%
T-Mobile USA, Inc.	55	8,867
Total Common Stocks (cost $1,103,140)		1,158,896
PREFERRED STOCKS 1.3%
Health Care 1.3%
Roche Holding AG	53	15,321
Total Preferred Stocks (cost $16,615)		15,321
SHORT TERM INVESTMENTS 1.6%
Investment Companies 1.6%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	18,649	18,649
Total Short Term Investments (cost $18,649)		18,649
Total Investments 99.8% (cost $1,138,404)		1,192,866
Other Assets and Liabilities, Net 0.2%		2,942
Total Net Assets 100.0%		1,195,808

(a) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/WMC Equity Income Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	14,785	393,214	389,350	672	—	—	18,649	1.6
JNL Government Money Market Fund, 5.32% - Class SL	—	70,944	70,944	101	—	—	—	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/WMC Equity Income Fund — Investments in Affiliates (continued)
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Securities Lending Collateral Fund - Institutional Class	3,063	55,479	58,542	43	—	—	—	—
	17,848	519,637	518,836	816	—	—	18,649	1.6

JNL/WMC Equity Income Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
TE Connectivity Ltd.	04/21/21	11,789	13,380	1.1

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WMC Equity Income Fund
Assets - Securities
Common Stocks	1,128,922	29,974	—	1,158,896
Preferred Stocks	15,321	—	—	15,321
Short Term Investments	18,649	—	—	18,649
	1,162,892	29,974	—	1,192,866

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/WMC Global Real Estate Fund
COMMON STOCKS 98.7%
United States of America 60.6%
American Homes 4 Rent - Class A	414	14,900
American Tower Corporation	57	12,252
AvalonBay Communities, Inc.	139	26,088
Brixmor Property Group Inc.	835	19,436
Caretrust REIT, Inc.	360	8,063
CBRE Group, Inc. - Class A (a)	121	11,314
Cubesmart, L.P.	109	5,038
Digital Realty Trust, Inc.	46	6,198
EastGroup Properties, Inc.	55	10,013
Empire State Realty Trust, Inc. - Class A	1,273	12,334
EPR Properties	130	6,302
Equinix, Inc.	40	32,434
Essential Properties Realty Trust, Inc.	344	8,791
Essex Property Trust, Inc.	59	14,673
Extra Space Storage Inc.	175	28,060
Hyatt Hotels Corporation - Class A	42	5,476
Iron Mountain Incorporated	178	12,449
Kilroy Realty Corporation	161	6,417
Marriott International, Inc. - Class A	24	5,327
Phillips Edison & Company, Inc.	243	8,873
Plymouth Industrial REIT, Inc.	358	8,606
ProLogis Inc.	381	50,742
Ryman Hospitality Properties, Inc.	76	8,345
Simon Property Group, Inc.	45	6,387
SL Green Realty Corp. (b)	272	12,300
Tanger Inc.	357	9,895
Toll Brothers, Inc.	32	3,260
Veris Residential, Inc.	525	8,254
VICI Properties Inc.	625	19,935
Welltower OP LLC	283	25,540
		407,702
Japan 11.2%
Comforia Residential REIT, Inc	3	6,273
Daito Trust Construction Co., Ltd.	88	10,171
Invincible Investment Corporation	3	1,354
Mitsui Fudosan Co., Ltd.	702	17,162
Nippon Building Fund Inc.	1	3,061
Oriental Land Co., Ltd.	317	11,754
ORIX JREIT Inc.	4	5,001
Sekisui House, Ltd.	492	10,920
SHO-BOND Holdings Co., Ltd.	26	1,141
Tokyu Fudosan Holdings Corporation	1,276	8,133
		74,970
United Kingdom 6.1%
Hammerson PLC	18,003	6,480
Land Securities Group PLC	1,425	12,813
NewRiver REIT plc (c)	4,942	5,169
Shaftesbury Capital PLC	6,002	10,568
The Berkeley Group Holdings PLC	97	5,828
		40,858
Australia 4.0%
Goodman Funding Pty Ltd	809	13,931
Stockland Corporation Ltd	4,338	13,126
		27,057
Hong Kong 2.8%
Link Real Estate Investment Trust	1,265	7,102
Swire Pacific Limited - Class A	553	4,685
The Wharf (Holdings) Limited (b)	2,252	7,256
		19,043
France 2.3%
Gecina	54	6,626
Klepierre	334	9,115
		15,741
Canada 2.0%
Boardwalk Real Estate Investment Trust (b)	129	6,959
Tricon Residential Inc.	716	6,519
		13,478
Germany 1.9%
TAG Immobilien AG (a)	888	12,983
Sweden 1.9%
AB Sagax - Class B	251	6,901
Castellum Aktiebolag	425	6,029
		12,930
Singapore 1.5%
Keppel Corporation Limited	1,861	9,975
United Arab Emirates 1.4%
Emaar Properties PJSC	4,220	9,098
Mexico 1.3%
Corporacion Inmobiliaria Vesta, S.A.B. DE C.V.	1,807	7,170
Corporacion Inmobiliaria Vesta, S.A.B. DE C.V. - ADR	34	1,357
		8,527
Netherlands 1.0%
CTP N.V.	376	6,355
Finland 0.7%
Kojamo Oyj (c)	376	4,947
Total Common Stocks (cost $598,231)		663,664
SHORT TERM INVESTMENTS 0.9%
Investment Companies 0.5%
JNL Government Money Market Fund - Class I, 5.22% (d) (e)	3,773	3,773
Securities Lending Collateral 0.4%
JNL Government Money Market Fund - Class SL, 5.32% (d) (e)	2,596	2,596
Total Short Term Investments (cost $6,369)		6,369
Total Investments 99.6% (cost $604,600)		670,033
Other Assets and Liabilities, Net 0.4%		2,690
Total Net Assets 100.0%		672,723

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2023.

(c) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedules of Investments.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/WMC Global Real Estate Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	13,607	165,064	174,898	196	—	—	3,773	0.5
JNL Government Money Market Fund, 5.32% - Class SL	—	120,355	117,759	254	—	—	2,596	0.4
JNL Securities Lending Collateral Fund - Institutional Class	—	37,852	37,852	88	—	—	—	—
	13,607	323,271	330,509	538	—	—	6,369	0.9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

JNL/WMC Global Real Estate Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Kojamo Oyj	12/19/23	4,906	4,947	0.7
NewRiver REIT plc	12/09/22	5,317	5,169	0.8
		10,223	10,116	1.5

JNL/WMC Global Real Estate Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	JPM	01/04/24	JPY	481	4	—
JPY/USD	BCL	01/05/24	JPY	18,774	133	—
					137	—

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WMC Global Real Estate Fund
Assets - Securities
Common Stocks
United States of America	407,702	—	—	407,702
Japan	—	74,970	—	74,970
United Kingdom	—	40,858	—	40,858
Australia	—	27,057	—	27,057
Hong Kong	—	19,043	—	19,043
France	—	15,741	—	15,741
Canada	13,478	—	—	13,478
Germany	—	12,983	—	12,983
Sweden	—	12,930	—	12,930
Singapore	—	9,975	—	9,975
United Arab Emirates	—	9,098	—	9,098
Mexico	1,357	7,170	—	8,527
Netherlands	—	6,355	—	6,355
Finland	—	4,947	—	4,947
Short Term Investments	6,369	—	—	6,369
	428,906	241,127	—	670,033
Assets - Investments in Other Financial Instruments[1]
Open Forward Foreign Currency Contracts	—	—	—	—
	—	—	—	—

1 All derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/WMC Government Money Market Fund
GOVERNMENT AND AGENCY OBLIGATIONS 67.9%
U.S. Treasury Bill 62.8%
Treasury, United States Department of
5.41%, 01/09/24 (a)	30,225	30,189
5.38%, 01/11/24 (a)	106,075	105,919
5.36%, 01/16/24 (a)	153,525	153,187
5.41%, 01/23/24 - 04/04/24 (a)	105,750	104,922
5.35%, 01/25/24 (a)	60,850	60,636
5.38%, 01/30/24 (a)	105,400	104,949
5.42%, 02/06/24 (a)	60,200	59,878
5.39%, 02/13/24 (a)	65,916	65,498
5.43%, 02/20/24 (a)	45,400	45,062
5.34%, 02/22/24 (a)	61,500	61,032
5.28%, 02/27/24 (a)	89,700	88,952
5.35%, 02/29/24 (a)	30,325	30,063
5.41%, 03/05/24 (a)	45,700	45,266
5.36%, 03/07/24 (a)	68,450	67,786
5.36%, 03/12/24 (a)	92,605	91,640
5.33%, 03/14/24 (a)	29,775	29,457
5.33%, 03/19/24 (a)	61,250	60,553
5.33%, 03/26/24 - 03/28/24 (a)	150,450	148,564
5.31%, 04/02/24 - 04/09/24 (a)	89,450	88,221
5.32%, 04/16/24 (a)	58,600	57,694
5.41%, 04/18/24 (a)	31,175	30,676
5.29%, 04/23/24 (a)	58,125	57,173
5.40%, 04/25/24 (a)	22,725	22,338
5.21%, 04/30/24 (a)	59,300	58,279
5.39%, 05/02/24 (a)	30,550	29,999
5.34%, 05/16/24 (a)	63,025	61,770
5.26%, 06/06/24 (a)	8,925	8,723
5.26%, 06/13/24 (a)	30,175	29,461
5.15%, 06/27/24 (a)	29,324	28,587
		1,826,474
U.S. Government Agency Obligations 5.1%
Council of Federal Home Loan Banks
5.31%, 05/22/24 (b)	56,945	56,945
5.46%, 07/19/24 (b)	31,775	31,775
5.55%, 07/19/24 (b)	31,775	31,775
5.52%, 07/23/24 (b)	29,475	29,475
		149,970
Total Government And Agency Obligations (cost $1,976,444)		1,976,444
REPURCHASE AGREEMENTS 32.3%
Repurchase Agreements (c)		938,300
Total Repurchase Agreements (cost $938,300)		938,300
Total Investments 100.2% (cost $2,914,744)		2,914,744
Other Assets and Liabilities, Net (0.2)%		(5,193)
Total Net Assets 100.0%		2,909,551

(a) The coupon rate represents the yield to maturity.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) For repurchase agreements held at December 31, 2023, see Repurchase Agreements in the Schedules of Investments.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Acquisition Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
BCL	Treasury, United States Department of, 1.25%, due 06/30/28	35,688	32,028	5.32	12/29/23	01/02/24	31,419	31,400	31,400
BNP	Treasury, United States Department of, 0.00%-5.26%, due 03/12/24-05/15/48	34,463	33,551
	Government National Mortgage Association, 4.00%-7.00%, due 09/15/28-07/15/53	12,942	13,146
	Federal National Mortgage Association, Inc., 2.07%-6.50%, due 07/01/28-08/01/53	46,950	45,370
	Federal Home Loan Mortgage Corporation, 2.77%-6.50%, due 11/01/28-07/01/53	55,619	53,487
		149,974	145,554	5.32	12/29/23	01/02/24	142,784	142,700	142,700
BNP	Treasury, United States Department of, 0.25%-5.00%, due 09/30/24-05/15/52	119,418	119,544	5.31	12/29/23	01/02/24	117,269	117,200	117,200
BNS	Treasury, United States Department of, 0.88%-4.75%, due 12/31/24-11/15/53	58,543	52,357	5.33	12/29/23	01/02/24	51,330	51,300	51,300
BOA	Government National Mortgage Association, 3.00%-8.50%, due 08/15/30-10/20/53	9,953	9,302
	Federal National Mortgage Association, Inc., 3.00%-6.00%, due 07/01/24-09/01/53	14,761	14,609
	Federal Home Loan Mortgage Corporation, 1.50%-6.00%, due 06/01/26-12/01/53	30,193	25,763
		54,907	49,674	5.34	12/29/23	01/02/24	48,729	48,700	48,700
DUB	Government National Mortgage Association, 2.00%-6.50%, due 02/20/51-10/20/53	175,780	164,118	5.33	12/29/23	01/02/24	160,995	160,900	160,900
FED	Treasury, United States Department of, 1.13%-3.88%, due 08/15/25-05/15/45	169,606	150,088	5.30	12/29/23	01/02/24	150,088	150,000	150,000
GSC	Treasury, United States Department of, 2.75%, due 02/15/28	35,500	34,272	5.30	12/29/23	01/02/24	33,620	33,600	33,600
JPM	Treasury, United States Department of, 3.88%, due 04/30/25	64,344	64,158	5.33	12/29/23	01/02/24	62,937	62,900	62,900
JPM	Treasury, United States Department of, 3.13%-3.25%, due 06/30/27-08/31/27	3,115	3,060	5.33	12/29/23	01/02/24	3,002	3,000	3,000
NAT	Treasury, United States Department of, 2.88%-4.75%, due 11/15/46-11/15/53	49,904	50,675
	Federal Home Loan Bank, 2.84%-3.00%, due 02/24/37-01/27/42	1,740	1,345
		51,644	52,020	5.31	12/29/23	01/02/24	51,030	51,000	51,000
RBC	Treasury, United States Department of, 0.00%-5.46%, due 02/06/24-02/28/29	94,965	87,312
RBC	Federal Home Loan Mortgage Corporation, 3.00%-4.00%, due 04/01/33-07/01/47	1	1
		94,966	87,313	5.31	12/29/23	01/02/24	85,651	85,600	85,600
									938,300

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WMC Government Money Market Fund
Assets - Securities
Government And Agency Obligations	—	1,976,444	—	1,976,444
Repurchase Agreements	—	938,300	—	938,300
	—	2,914,744	—	2,914,744

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

	Shares/Par[1]	Value ($)
JNL/WMC Value Fund
COMMON STOCKS 98.5%
Financials 24.0%
American International Group, Inc.	371	25,124
Ares Management Corporation - Class A	166	19,724
Chubb Limited	112	25,352
Global Payments Inc.	125	15,933
Intercontinental Exchange, Inc.	168	21,515
J.P. Morgan Chase & Co.	324	55,106
K.K.R. Co., Inc. - Class A	167	13,820
LPL Financial Holdings Inc.	67	15,224
M&T Bank Corporation	192	26,385
MetLife, Inc.	379	25,032
Morgan Stanley	242	22,585
New York Community Bancorp, Inc. - Series A	1,990	20,356
Raymond James Financial, Inc.	201	22,442
The PNC Financial Services Group, Inc.	175	27,068
		335,666
Health Care 17.6%
AstraZeneca PLC - ADR	252	16,976
Boston Scientific Corporation (a)	341	19,735
Centene Corporation (a)	337	24,984
Elevance Health, Inc.	58	27,448
Gilead Sciences, Inc.	267	21,600
Johnson & Johnson	265	41,487
Merck & Co., Inc.	341	37,198
Pfizer Inc.	1,122	32,297
UnitedHealth Group Incorporated	48	25,247
		246,972
Industrials 11.4%
Emerson Electric Co.	240	23,381
Fortune Brands Innovations, Inc.	196	14,895
General Dynamics Corporation	79	20,418
Johnson Controls International Public Limited Company	370	21,344
Knight-Swift Transportation Holdings Inc. - Class A	296	17,049
L3Harris Technologies, Inc.	104	21,816
The Middleby Corporation (a)	117	17,171
United Parcel Service, Inc. - Class B	147	23,055
		159,129
Information Technology 10.8%
Amdocs Limited	184	16,202
Analog Devices, Inc.	104	20,678
Cisco Systems, Inc.	718	36,272
Corning Incorporated	704	21,440
F5, Inc. (a)	122	21,806
NXP Semiconductors N.V.	76	17,539
Qualcomm Incorporated	115	16,620
		150,557
Energy 7.9%
ConocoPhillips	251	29,168
Coterra Energy Inc.	731	18,648
Diamondback Energy, Inc.	120	18,630
EOG Resources, Inc.	162	19,622
Phillips 66	180	23,985
		110,053
Consumer Discretionary 6.4%
Gentex Corporation	652	21,295
H & R Block, Inc.	448	21,651
Lennar Corporation - Class A	112	16,636
LKQ Corporation	412	19,693
Victoria's Secret & Co. (a)	409	10,843
		90,118
Real Estate 5.5%
CBRE Group, Inc. - Class A (a)	212	19,777
Crown Castle Inc.	147	16,914
Gaming and Leisure Properties, Inc.	423	20,888
Host Hotels & Resorts, Inc.	1,000	19,469
		77,048
Consumer Staples 5.0%
Archer-Daniels-Midland Company	261	18,886
Keurig Dr Pepper Inc.	568	18,917
Pernod Ricard - ADR	432	15,257
Unilever PLC - ADR	357	17,301
		70,361
Utilities 3.9%
Atmos Energy Corporation	163	18,837
Exelon Corporation	436	15,666
Sempra	272	20,359
		54,862
Communication Services 3.9%
Alphabet Inc. - Class C (a)	112	15,822
Electronic Arts Inc.	149	20,437
Omnicom Group Inc.	214	18,483
		54,742
Materials 2.1%
Axalta Coating Systems Ltd. (a)	488	16,591
Sealed Air Corporation	334	12,217
		28,808
Total Common Stocks (cost $1,171,320)		1,378,316
PREFERRED STOCKS 0.9%
Health Care 0.9%
Roche Holding AG	47	13,537
Total Preferred Stocks (cost $13,185)		13,537
SHORT TERM INVESTMENTS 0.5%
Investment Companies 0.5%
JNL Government Money Market Fund - Class I, 5.22% (b) (c)	6,776	6,776
Total Short Term Investments (cost $6,776)		6,776
Total Investments 99.9% (cost $1,191,281)		1,398,629
Other Assets and Liabilities, Net 0.1%		791
Total Net Assets 100.0%		1,399,420

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2023.

JNL/WMC Value Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.22% - Class I	6,744	236,233	236,201	662	—	—	6,776	0.5
JNL Government Money Market Fund, 5.32% - Class SL	—	938	938	—	—	—	—	—
JNL Securities Lending Collateral Fund - Institutional Class	—	1,028	1,028	—	—	—	—	—
	6,744	238,199	238,167	662	—	—	6,776	0.5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Fair Value Hierarchy. Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 3 in the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2023.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
JNL/WMC Value Fund
Assets - Securities
Common Stocks	1,378,316	—	—	1,378,316
Preferred Stocks	13,537	—	—	13,537
Short Term Investments	6,776	—	—	6,776
	1,398,629	—	—	1,398,629

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 717.

JNL Series Trust

Schedules of Investments (in thousands)

December 31, 2023

Currency Abbreviations:

ARS - Argentine Peso	CZK - Czech Republic Korunas	INR - Indian Rupee	SEK - Swedish Krona
AUD - Australian Dollar	DKK - Danish Krone	JPY - Japanese Yen	SGD - Singapore Dollar
BRL - Brazilian Real	EUR - European Currency Unit (Euro)	KRW - South Korean Won	THB – Thai Baht
CAD - Canadian Dollar	GBP - British Pound	MXN - Mexican Peso	TWD - New Taiwan Dollar
CHF - Swiss Franc	GHS - Ghanaian Cedi	NOK - Norwegian Krone	USD - United States Dollar
CLP - Chilean Peso	HKD - Hong Kong Dollar	NZD - New Zealand Dollar	ZAR - South African Rand
CNH - Chinese Offshore Yuan	HUF - Hungarian Forint	PEN - Peruvian Nuevo Sol
CNY - Chinese Yuan	IDR - Indonesian Rupiah	PLN - Polish Zloty
COP - Colombian Peso	ILS - Israeli New Shekel	RUB - Russian Ruble

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%	ITRAXX - Group of international credit derivative indices monitored by the
ADR - American Depositary Receipt	International Index Company
ADS - American Depositary Share	JYSO10- Japan 10-year TONAR Swap Rate
ASX - Australian Securities Exchange	LIBOR - London Interbank Offered Rate
BADLAR - Argentina Deposit Rates	LLC/L.L.C - Limited Liability Companies
BRAZIBOR - Brazil Interbank Offred Rate	MBS - Mortgage-Backed Security
BTP - debt instrument issued by the Republic of Italy with a term of 2 to 11 years	MCDX - Municipal Bond Credit Index
BUBOR - Budapest Interbank Offered Rate	MEXIBOR - Mexico Interbank Offered Rate
CAPE - Cyclically Adjusted Price Earnings	MICEX - Moscow Interbank Offered Rate
CDI - CHESS Depositary Interests	MPOR - Moscow Prime Offered Rate
CDX.EM - Credit Default Swap Index - Emerging Markets	MSCI - Morgan Stanley Capital International
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	NASDAQ - National Association of Securities Dealers Automated Quotations
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	NVDR - Non-Voting Depository Receipt
CLO - Collateralized Loan Obligation	OAT - Obligations Assimilables du Tresor
CMBX.NA - Commercial Mortgage-backed Securities Index North America	OBFR - Overnight Bank Funding Rate
CPURNSA - CPI Urban Consumers Index Non-Seasonally Adjusted	PJSC - Private Joint Stock Co.
DAX - Deutscher Aktienindex	PLC/P.L.C. - Public Limited Company
DIP - Debtor-in-possession	PRIBOR- Prague Interbank Offered Rate
EAFE - Europe, Asia and Far East	RBOB - Reformulated Blendstock for Oxygenate Blending
ETF - Exchange Traded Fund	REIT - Real Estate Investment Trust
ESTRON – ESTR Volume Weighted Trimmed Mean Rate	REMIC - Real Estate Mortgage Investment Conduit
EURIBOR - Europe Interbank Offered Rate	RTS - Russian Trading System
Euro BOBL - debt instrument issued by the Federal Republic of Germany with a	S&P - Standard & Poor's
term of 4.5 to 5.5 years	SDR - Sweedish Depositary Receipt
Euro Bund - debt instrument issued by the Federal Republic of Germany with a	SOFR - Secured Overnight Financing Rates
term of 8.5 to 10.5 years	SONIA - Sterling Overnight Index Average
Euro Buxl - debt instrument issued by the Federal Republic of Germany with a	SPDR - Standard & Poor's Depositary Receipt
term of 24 to 35 years	TBA - To be Announced (Securities purchased on a delayed delivery basis)
Euro OAT - debt instrument issued by the Republic of Italy with a	TBD - To Be Determined
term of 8.5 to 10.5 years	TIPS - Treasury Inflation Protected Securities
Euro Schatz - debt instrument issued by the Federal Republic of Germany with a	TONAR - Tokyo Overnight Average Rate
term of 1.75 to 2.25 years	ULC - Unlimited Liability Companies
FTSE - Financial Times ad the London Stock Exchange	ULSD - Ultra-Low Sulfur Diesel
GDR - Global Depositary Receipt	US/U.S. - United States
HIBOR - Hong Kong Interbank Offered Rate	WTI - West Texas Intermediate

Counterparty Abbreviations:

BCL - Barclays Capital Inc.	CSI - Credit Suisse Securities, LLC	NAT - Natixis
BMO - BMO Capital Markets Corp.	DUB - Deutsche Bank AG.	RBC - Royal Bank of Canada
BNY – Bank of New York	GSC - Goldman Sachs & Co.	SCB - Standard Chartered Bank
BNP - BNP Paribas Securities	GSI - Goldman Sachs International	SIC - Standard Investment Chartered Inc.
BOA - Bancamerica Securities/Bank of America NA	HSB - HSBC Securities Inc.	SIG - Susquehanna Investment Group
BPC – BroadPoint Capital, Inc.	JPM - J.P. Morgan Securities Inc.	SSB - State Street Brokerage Services, Inc.
CGM - Citigroup Global Markets	MBL - Macquarie Bank Limited	TDB - Toronto-Dominion Bank
CIB - Canadian Imperial Bank of Commerce	MLP - Merrill Lynch Professional Clearing Corp.	UBS - UBS Securities, LLC
CIT - Citibank, Inc	MSC - Morgan Stanley & Co. Inc.	WFI – Wells Fargo Investments, LLC

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures and contracts for difference are quoted in unrounded contracts.

2 The frequency of periodic payments received or paid by the Fund are defined as follows: (A) - Annually; (E) - Expiration Date; (M) - Monthly; (MT) – Maturity; (Q) - Quarterly; (S) - Semi-Annually.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/American Funds Balanced Fund(a)	JNL/American Funds Bond Fund of America Fund(a)	JNL/American Funds Capital Income Builder Fund(a)	JNL/American Funds Capital World Bond Fund(a)	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth Fund(a)
Assets
Investments - unaffiliated, at value	$—	$362,113	$—	$—	$—	$—	$—
Investments - affiliated, at value	2,847,226	—	390,673	345,686	924,031	674,901	5,091,753
Receivable from:
Investment securities sold	135	—	—	234	—	298	211
Fund shares sold	1,945	773	342	292	458	134	2,624
Dividends and interest	21	—	—	—	—	—	—
Adviser	712	60	81	125	306	255	1,891
Other assets	1	—	—	—	—	—	2
Total assets	2,850,040	362,946	391,096	346,337	924,795	675,588	5,096,481
Liabilities
Payable for:
Investment securities purchased	—	180	142	—	53	—	—
Fund shares redeemed	2,080	594	200	526	404	432	2,835
Advisory fees	1,207	120	171	174	498	361	2,547
Administrative fees	237	30	32	29	76	55	387
12b-1 fees (Class A)	115	14	16	14	37	27	206
Board of trustee fees	75	2	5	29	17	33	65
Chief compliance officer fees	3	—	—	—	1	1	4
Other expenses	3	—	—	—	1	—	5
Total liabilities	3,720	940	566	772	1,087	909	6,049
Net assets	$2,846,320	$362,006	$390,530	$345,565	$923,708	$674,679	$5,090,432
Net assets consist of:
Paid-in capital(b)	$2,888,029	$373,779	$367,602	$400,889	$921,104	$779,404	$4,790,245
Total distributable earnings (loss)(b)	(41,709)	(11,773)	22,928	(55,324)	2,604	(104,725)	300,187
Net assets	$2,846,320	$362,006	$390,530	$345,565	$923,708	$674,679	$5,090,432
Net assets - Class A	$2,796,135	$348,671	$382,448	$340,882	$899,358	$663,233	$4,989,869
Shares outstanding - Class A	178,060	37,829	28,945	33,456	37,282	35,706	100,942
Net asset value per share - Class A	$15.70	$9.22	$13.21	$10.19	$24.12	$18.57	$49.43
Net assets - Class I	$50,185	$13,335	$8,082	$4,683	$24,350	$11,446	$100,563
Shares outstanding - Class I	3,040	1,435	601	449	991	599	1,995
Net asset value per share - Class I	$16.51	$9.29	$13.44	$10.43	$24.56	$19.12	$50.40
Investments - unaffiliated, at cost	$—	$373,886	$—	$—	$—	$—	$—
Investments - affiliated, at cost	2,888,937	—	367,745	401,010	921,427	779,626	4,791,566

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL/American Funds Washington Mutual Investors Fund(a)	JNL/Mellon Bond Index Fund(a)	JNL/Mellon Emerging Markets Index Fund(a)	JNL/Mellon International Index Fund(a)
Assets
Investments - affiliated, at value	$10,326,417	$1,453,334	$1,430,746	$3,761,151	$1,030,828	$842,605	$2,299,247
Receivable from:
Investment securities sold	1,717	169	802	511	548	311	1,119
Fund shares sold	5,311	964	314	2,158	366	113	350
Adviser	2,575	601	772	941	61	101	181
Administrator	—	—	—	—	—	1	—
Other assets	3	—	—	1	—	—	—
Total assets	10,336,023	1,455,068	1,432,634	3,764,762	1,031,803	843,131	2,300,897
Liabilities
Payable for:
Fund shares redeemed	7,028	1,133	1,116	2,669	914	424	1,469
Advisory fees	4,659	884	1,112	1,762	140	192	295
Administrative fees	737	120	119	302	87	105	286
12b-1 fees (Class A)	419	59	57	152	42	34	92
Board of trustee fees	302	75	63	151	—	—	—
Chief compliance officer fees	9	1	1	3	—	—	—
Other expenses	9	1	2	3	—	—	—
Total liabilities	13,163	2,273	2,470	5,042	1,183	755	2,142
Net assets	$10,322,860	$1,452,795	$1,430,164	$3,759,720	$1,030,620	$842,376	$2,298,755
Net assets consist of:
Paid-in capital(b)	$8,608,613	$1,577,811	$1,333,762	$3,473,251	$1,110,716	$1,004,943	$2,321,115
Total distributable earnings (loss)(b)	1,714,247	(125,016)	96,402	286,469	(80,096)	(162,567)	(22,360)
Net assets	$10,322,860	$1,452,795	$1,430,164	$3,759,720	$1,030,620	$842,376	$2,298,755
Net assets - Class A	$10,182,250	$1,435,176	$1,398,840	$3,711,485	$1,009,660	$823,901	$2,241,068
Shares outstanding - Class A	254,884	91,281	84,391	103,689	88,096	75,109	145,588
Net asset value per share - Class A	$39.95	$15.72	$16.58	$35.79	$11.46	$10.97	$15.39
Net assets - Class I	$140,610	$17,619	$31,324	$48,235	$20,960	$18,475	$57,687
Shares outstanding - Class I	3,420	1,091	1,842	1,309	1,739	1,656	3,548
Net asset value per share - Class I	$41.11	$16.15	$17.00	$36.84	$12.05	$11.16	$16.26
Investments - affiliated, at cost	$8,612,170	$1,578,350	$1,334,344	$3,474,682	$1,110,924	$1,005,171	$2,321,607

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/Mellon S&P 400 MidCap Index Fund(a)	JNL/Mellon Small Cap Index Fund(a)	JNL Aggressive Growth Allocation Fund	JNL Conservative Allocation Fund	JNL Growth Allocation Fund	JNL Moderate Allocation Fund	JNL Moderate Growth Allocation Fund
Assets
Investments - affiliated, at value	$3,365,172	$2,606,479	$1,459,042	$591,096	$3,025,773	$2,119,257	$3,808,411
Receivable from:
Investment securities sold	1,055	443	329	—	—	506	1,455
Fund shares sold	1,323	1,355	936	371	2,478	169	140
Dividends and interest	—	—	—	128	553	414	647
Adviser	223	170	—	—	—	—	—
Other assets	1	5	—	—	1	1	1
Total assets	3,367,774	2,608,452	1,460,307	591,595	3,028,805	2,120,347	3,810,654
Liabilities
Payable to affiliates	—	—	—	—	47	—	—
Payable for:
Investment securities purchased	—	—	—	157	402	—	—
Fund shares redeemed	2,379	1,798	1,264	214	2,076	674	1,595
Advisory fees	388	304	118	61	223	164	273
Administrative fees	277	212	61	25	126	89	156
12b-1 fees (Class A)	136	105	60	24	124	87	156
Board of trustee fees	—	—	71	30	231	250	327
Chief compliance officer fees	—	—	1	—	3	2	3
Other expenses	—	—	1	—	3	2	4
Total liabilities	3,180	2,419	1,576	511	3,235	1,268	2,514
Net assets	$3,364,594	$2,606,033	$1,458,731	$591,084	$3,025,570	$2,119,079	$3,808,140
Net assets consist of:
Paid-in capital(b)	$3,180,866	$2,548,947	$1,244,724	$581,039	$2,738,060	$1,922,419	$3,279,648
Total distributable earnings (loss)(b)	183,728	57,086	214,007	10,045	287,510	196,660	528,492
Net assets	$3,364,594	$2,606,033	$1,458,731	$591,084	$3,025,570	$2,119,079	$3,808,140
Net assets - Class A	$3,290,675	$2,541,868	$1,443,953	$583,918	$3,006,573	$2,107,115	$3,795,039
Shares outstanding - Class A	104,237	96,735	77,218	42,746	159,312	127,681	208,252
Net asset value per share - Class A	$31.57	$26.28	$18.70	$13.66	$18.87	$16.50	$18.22
Net assets - Class I	$73,919	$64,165	$14,778	$7,166	$18,997	$11,964	$13,101
Shares outstanding - Class I	2,260	2,357	776	515	988	711	705
Net asset value per share - Class I	$32.71	$27.23	$19.05	$13.92	$19.23	$16.82	$18.57
Investments - unaffiliated, at cost	$—	$—	$—	$—	$2,242	$—	$—
Investments - affiliated, at cost	3,181,444	2,549,394	1,245,035	581,051	2,736,033	1,922,597	3,279,919

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

(b)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/American Funds Growth Allocation Fund	JNL/American Funds Moderate Growth Allocation Fund	JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/Goldman Sachs Managed Conservative Fund	JNL/Goldman Sachs Managed Growth Fund	JNL/Goldman Sachs Managed Moderate Fund	JNL/Goldman Sachs Managed Moderate Growth Fund
Assets
Investments - unaffiliated, at value	$3,603,770	$2,371,347	$—	$—	$—	$—	$—
Investments - affiliated, at value	88,541	124,862	2,191,298	787,801	4,357,439	1,908,982	4,093,923
Receivable from:
Investment securities sold	1,793	588	—	1,380	2,513	711	1,847
Fund shares sold	1,040	702	1,027	10	356	191	87
Dividends and interest	—	—	89	33	176	79	168
Adviser	—	—	8	8	9	8	9
Other assets	1	1	1	—	1	1	1
Total assets	3,695,145	2,497,500	2,192,423	789,232	4,360,494	1,909,972	4,096,035
Liabilities
Payable for:
Investment securities purchased	—	—	505	33	176	79	168
Fund shares redeemed	2,833	1,291	610	1,390	2,869	903	1,934
Advisory fees	553	386	168	74	308	150	292
Administrative fees	450	313	92	33	177	80	167
12b-1 fees (Class A)	150	102	90	32	178	78	168
Board of trustee fees	107	98	134	107	336	213	394
Chief compliance officer fees	3	2	2	1	4	2	4
Other expenses	4	2	2	1	4	1	4
Total liabilities	4,100	2,194	1,603	1,671	4,052	1,506	3,131
Net assets	$3,691,045	$2,495,306	$2,190,820	$787,561	$4,356,442	$1,908,466	$4,092,904
Net assets consist of:
Paid-in capital(a)	$3,759,310	$2,660,600	$1,690,103	$752,863	$3,438,320	$1,724,724	$3,468,089
Total distributable earnings (loss)(a)	(68,265)	(165,294)	500,717	34,698	918,122	183,742	624,815
Net assets	$3,691,045	$2,495,306	$2,190,820	$787,561	$4,356,442	$1,908,466	$4,092,904
Net assets - Class A	$3,639,848	$2,471,923	$2,177,912	$785,291	$4,333,280	$1,905,275	$4,085,479
Shares outstanding - Class A	147,954	120,621	62,392	51,570	152,614	99,102	170,697
Net asset value per share - Class A	$24.60	$20.49	$34.91	$15.23	$28.39	$19.23	$23.93
Net assets - Class I	$51,197	$23,383	$12,908	$2,270	$23,162	$3,191	$7,425
Shares outstanding - Class I	2,041	1,120	363	147	801	163	304
Net asset value per share - Class I	$25.08	$20.89	$35.57	$15.48	$28.93	$19.59	$24.39
Investments - unaffiliated, at cost	$3,664,037	$2,520,156	$—	$—	$—	$—	$—
Investments - affiliated, at cost	96,539	141,347	1,690,581	753,103	3,439,317	1,725,240	3,469,108

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/Vanguard Growth ETF Allocation Fund	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL Bond Index Fund
Assets
Investments - unaffiliated, at value	$331,761	$200,900	$321,508	$2,061,518	$556,228	$932,556		$1,038,071
Investments - affiliated, at value	18,854	14,388	16,890	52,772	18,578	48,349		49,071
Cash	—	—	—	—	—	—		931
Receivable from:
Investment securities sold	—	—	319	—	—	—		18,188
Fund shares sold	41	1	52	738	48	262		366
Dividends and interest	23	14	23	6	2	9		6,972
Adviser	—	—	—	—	—	—		114
Administrator	—	—	—	6	2	4		—
Securities Lending Agent	—	—	—	—	12,806	—		—
Other assets	—	—	—	1	—	—		—
Total assets	350,679	215,303	338,792	2,115,041	587,664	981,180		1,113,713
Liabilities
Forward sales commitments, at value	—	—	—	—	—	—		4,969
Payable for:
Investment securities purchased	—	—	—	—	—	—		60,257
Deposits from counterparties	—	—	—	—	—	—		553
Return of securities loaned	16,103	11,915	13,771	51,939	30,842	47,373		6,782
Fund shares redeemed	443	49	87	1,118	136	381		914
Advisory fees	55	34	54	322	93	156		175
Administrative fees	42	26	41	258	70	117		—
12b-1 fees (Class A)	13	8	13	82	22	37		—
Board of trustee fees	10	6	12	106	10	18		101
Chief compliance officer fees	—	—	1	2	—	1		1
Other expenses	—	—	—	2	—	—		1
Total liabilities	16,666	12,038	13,979	53,829	31,173	48,083		73,753
Net assets	$334,013	$203,265	$324,813	$2,061,212	$556,491	$933,097		$1,039,960
Net assets consist of:
Paid-in capital(a)	$286,702	$198,425	$291,278	$2,077,727	$559,992	$910,481		$1,134,530
Total distributable earnings (loss)(a)	47,311	4,840	33,535	(16,515)	(3,501)	22,616		(94,570)
Net assets	$334,013	$203,265	$324,813	$2,061,212	$556,491	$933,097		$1,039,960
Net assets - Class A	$325,645	$194,974	$316,029	$2,002,590	$537,570	$894,812	$	N/A
Shares outstanding - Class A	21,814	16,515	23,726	136,209	43,120	66,060		N/A
Net asset value per share - Class A	$14.93	$11.81	$13.32	$14.70	$12.47	$13.55	$	N/A
Net assets - Class I	$8,368	$8,291	$8,784	$58,622	$18,921	$38,285		$1,039,960
Shares outstanding - Class I	558	698	657	3,882	1,478	2,752		112,651
Net asset value per share - Class I	$15.00	$11.88	$13.36	$15.10	$12.81	$13.91		$9.23
Investments - unaffiliated, at cost	$291,869	$198,769	$295,695	$2,078,033	$559,729	$909,940		$1,132,503
Investments - affiliated, at cost	18,854	14,388	16,890	52,772	18,578	48,349		49,071
Proceeds from forward sales commitments	—	—	—	—	—	—		4,831
Securities on loan included in
Investments - unaffiliated, at value	17,876	12,431	13,887	85,167	31,159	80,820		10,524

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL Emerging Markets Index Fund		JNL International Index Fund		JNL Mid Cap Index Fund		JNL Small Cap Index Fund		JNL Multi-Manager Alternative Fund	JNL Multi-Manager Emerging Markets Equity Fund	JNL Multi-Manager International Small Cap Fund
Assets
Investments - unaffiliated, at value		$839,671		$2,288,739		$3,337,125		$2,591,114	$969,649	$904,962	$673,848
Investments - affiliated, at value		11,652		9,355		25,794		60,011	192,660	30,114	16,513
Purchased options, at value		—		—		—		—	149	—	—
Forward foreign currency contracts		—		201		—		—	—	—	—
Variation margin on futures/futures options contracts		11		18		—		—	—	—	—
OTC swap agreements		—		—		—		—	10,387	—	—
Cash		—		86		596		209	28,960	753	12
Cash collateral segregated for short sales		—		—		—		—	25,778	—	—
Foreign currency		1,226		997		—		—	1,078	1,245	—
Receivable from:
Investment securities sold		—		—		18,168		15,213	3,093	1,490	2,663
Fund shares sold		113		349		1,323		1,356	784	632	296
Dividends and interest		1,246		9,895		4,435		3,321	4,693	1,486	1,261
Adviser		38		201		336		256	—	—	—
Deposits with brokers and counterparties		374		693		1,750		819	31,837	—	—
Other assets		—		1		1		1	15	—	13
Total assets		854,331		2,310,535		3,389,528		2,672,300	1,269,083	940,682	694,606
Liabilities
Foreign currency overdraft		—		—		—		—	—	—	221
Payable for reverse repurchase agreements		—		—		—		—	19,243	—	—
Securities sold short, at value		—		—		—		—	238,862	—	—
Written options, at value		—		—		—		—	450	—	—
Forward foreign currency contracts		—		69		—		—	78	—	—
Variation margin on futures/futures options contracts		—		8		331		198	—	—	—
OTC swap agreements		—		—		—		—	10,526	—	—
Deferred foreign capital gains tax liability		5,476		—		—		—	309	3,251	1,616
Payable to affiliates		—		—		—		—	16	—	—
Payable for:
Investment securities purchased		—		—		4,113		18,248	2,454	963	2,926
Return of securities loaned		3,471		3,069		10,535		40,586	5	1,756	4,749
Dividends/interest on securities sold short		—		—		—		—	270	—	—
Interest expense and brokerage charges		—		—		—		—	229	—	—
Fund shares redeemed		424		1,469		2,379		1,799	658	983	478
Advisory fees		140		383		559		426	993	587	413
Administrative fees		—		—		—		—	168	115	83
12b-1 fees (Class A)		—		—		—		—	8	26	18
Board of trustee fees		54		148		175		151	75	135	41
Chief compliance officer fees		1		2		3		2	1	1	1
Other expenses		53		30		149		111	497	37	33
Total liabilities		9,619		5,178		18,244		61,521	274,842	7,854	10,579
Net assets		$844,712		$2,305,357		$3,371,284		$2,610,779	$994,241	$932,828	$684,027
Net assets consist of:
Paid-in capital(a)		$953,148		$1,959,552		$3,272,960		$2,582,440	$958,014	$1,014,516	$784,010
Total distributable earnings (loss)(a)		(108,436)		345,805		98,324		28,339	36,227	(81,688)	(99,983)
Net assets		$844,712		$2,305,357		$3,371,284		$2,610,779	$994,241	$932,828	$684,027
Net assets - Class A	$	N/A	$	N/A	$	N/A	$	N/A	$202,880	$626,215	$430,765
Shares outstanding - Class A		N/A		N/A		N/A		N/A	17,227	74,108	39,382
Net asset value per share - Class A	$	N/A	$	N/A	$	N/A	$	N/A	$11.78	$8.45	$10.94
Net assets - Class I		$844,712		$2,305,357		$3,371,284		$2,610,779	$791,361	$306,613	$253,262
Shares outstanding - Class I		102,467		235,099		319,565		256,548	66,036	36,205	22,916
Net asset value per share - Class I		$8.24		$9.81		$10.55		$10.18	$11.98	$8.47	$11.05
Investments - unaffiliated, at cost		$943,286		$1,945,342		$3,239,105		$2,565,771	$896,691	$882,178	$674,143
Investments - affiliated, at cost		11,652		9,355		25,794		57,925	192,660	35,475	16,513
Purchased options, at cost		—		—		—		—	456	—	—
Foreign currency cost		1,235		985		—		—	1,076	1,239	—
Proceeds from securities sold short		—		—		—		—	202,925	—	—
Premiums from written options		—		—		—		—	500	—	—
Securities on loan included in
Investments - unaffiliated, at value		4,122		23,149		45,699		105,981	5	17,350	45,209

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL Multi-Manager U.S. Select Equity Fund	JNL S&P 500 Index Fund		JNL/AB Sustainable Global Thematic Fund	JNL/AQR Large Cap Defensive Style Fund
Assets
Investments - unaffiliated, at value	$1,503,541	$2,290,843	$1,757,935	$422,549		$374,188	$18,797	$383,386
Investments - affiliated, at value	32,912	50,701	38,588	16,397		2,074	221	9,233
Forward foreign currency contracts	—	—	—	—		—	73	—
Cash	607	12	243	111		59	—	89
Foreign currency	—	—	—	—		—	17	—
Receivable from:
Investment securities sold	4,393	6,940	388	4,009		—	—	—
Fund shares sold	268	1,059	1,202	115		108	—	25
Dividends and interest	1,840	646	1,226	375		354	17	707
Adviser	—	—	—	—		53	—	—
Administrator	—	—	—	—		19	—	—
Deposits with brokers and counterparties	—	—	—	—		120	—	389
Other assets	—	1	1	—		—	—	—
Total assets	1,543,561	2,350,202	1,799,583	443,556		376,975	19,125	393,829
Liabilities
Forward foreign currency contracts	—	—	—	—		—	66	—
Variation margin on futures/futures options contracts	—	—	—	—		4	—	21
Deferred foreign capital gains tax liability	—	—	—	—		—	14	—
Payable to affiliates	3	—	—	—		—	2	—
Payable for:
Investment securities purchased	2,595	3,137	896	3,092		492	—	—
Return of securities loaned	4,058	13,904	2,204	5,390		32	—	—
Fund shares redeemed	916	1,330	1,452	152		77	2	175
Advisory fees	801	1,081	981	191		63	10	133
Administrative fees	192	192	148	54		31	2	50
12b-1 fees (Class A)	20	82	53	—		—	1	16
Board of trustee fees	45	122	98	3		4	—	23
Chief compliance officer fees	1	2	2	—		—	—	—
Other expenses	—	2	1	—		18	2	—
Total liabilities	8,631	19,852	5,835	8,882		721	99	418
Net assets	$1,534,930	$2,330,350	$1,793,748	$434,674		$376,254	$19,026	$393,411
Net assets consist of:
Paid-in capital(a)	$1,366,308	$2,099,855	$1,567,716	$360,097		$287,455	$16,861	$348,030
Total distributable earnings (loss)(a)	168,622	230,495	226,032	74,577		88,799	2,165	45,381
Net assets	$1,534,930	$2,330,350	$1,793,748	$434,674		$376,254	$19,026	$393,411
Net assets - Class A	$479,354	$1,975,439	$1,293,833	$1	$	N/A	$18,384	$386,324
Shares outstanding - Class A	25,300	51,045	65,790	—		N/A	1,702	26,194
Net asset value per share - Class A	$18.95	$38.70	$19.67	$12.00	$	N/A	$10.80	$14.75
Net assets - Class I	$1,055,576	$354,911	$499,915	$434,673		$376,254	$642	$7,087
Shares outstanding - Class I	54,834	8,583	25,012	36,068		17,858	59	474
Net asset value per share - Class I	$19.25	$41.35	$19.99	$12.05		$21.07	$10.86	$14.95
Investments - unaffiliated, at cost	$1,334,919	$2,060,348	$1,531,904	$347,975		$285,451	$16,625	$338,297
Investments - affiliated, at cost	32,912	50,701	38,588	16,397		2,028	221	9,233
Foreign currency cost	—	—	—	—		—	16	—
Securities on loan included in
Investments - unaffiliated, at value	3,933	59,218	15,722	5,261		30	1	981

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/Baillie Gifford International Growth Fund	JNL/Baillie Gifford U.S. Equity Growth Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund
Assets
Investments - unaffiliated, at value	$748,407	$94,489	$2,368,270	$1,008,211	$4,368,874	$1,865,763	$1,589,438
Investments - affiliated, at value	9,002	1,536	448,534	43,404	10,922	21,025	27,142
Purchased options, at value	—	—	20,061	—	—	—	—
Forward foreign currency contracts	—	—	5,634	—	—	2	—
Variation margin on futures/futures options contracts	—	—	1,346	—	—	—	—
Variation margin on swap agreements	—	—	1,132	—	—	—	—
OTC swap agreements	—	—	2,088	—	—	—	—
OTC swap premiums paid	—	—	335	—	—	—	—
Cash	—	—	—	164	813	—	28
Cash collateral segregated for short sales	—	—	12,038	—	—	—	—
Foreign currency	—	—	9,127	—	—	—	—
Receivable from:
Investment securities sold	443	162	86,558	186	—	2,787	—
Fund shares sold	520	346	1,036	415	987	534	273
Dividends and interest	354	5	11,755	1,402	304	4,519	273
Adviser	—	—	—	—	118	—	1
Deposits with brokers and counterparties	—	—	41,367	—	—	—	—
Other assets	—	—	3	—	2	1	—
Total assets	758,726	96,538	3,009,284	1,053,782	4,382,020	1,894,631	1,617,155
Liabilities
Cash overdraft	—	—	13,015	—	—	—	—
Securities sold short, at value	—	—	5,504	—	—	—	—
Written options, at value	—	—	4,929	—	—	—	—
Forward foreign currency contracts	—	—	2,617	—	—	1	—
Variation margin on futures/futures options contracts	—	—	2,519	—	—	—	—
Variation margin on swap agreements	—	—	996	—	—	—	—
OTC swap agreements	—	—	5,443	—	—	—	—
OTC swap premiums received	—	—	2	—	—	—	—
Deferred foreign capital gains tax liability	—	—	67	—	—	—	—
Payable to affiliates	—	—	952	9	54	—	—
Payable for:
Investment securities purchased	565	322	113,707	—	—	2,377	—
Deposits from counterparties	—	—	6,117	—	—	—	—
Return of securities loaned	—	414	36,174	28,518	—	—	—
Fund shares redeemed	1,039	281	1,257	607	1,997	1,361	547
Advisory fees	336	39	1,359	463	1,693	807	651
Administrative fees	95	12	353	132	354	236	203
12b-1 fees (Class A)	30	—	115	37	147	32	27
Board of trustee fees	20	1	194	77	224	83	32
Chief compliance officer fees	1	—	2	1	4	2	1
Other expenses	11	—	303	1	3	1	1
Total liabilities	2,097	1,069	195,625	29,845	4,476	4,900	1,462
Net assets	$756,629	$95,469	$2,813,659	$1,023,937	$4,377,544	$1,889,731	$1,615,693
Net assets consist of:
Paid-in capital(a)	$1,241,717	$111,037	$2,645,186	$1,046,355	$2,824,388	$1,558,488	$1,092,009
Total distributable earnings (loss)(a)	(485,088)	(15,568)	168,473	(22,418)	1,553,156	331,243	523,684
Net assets	$756,629	$95,469	$2,813,659	$1,023,937	$4,377,544	$1,889,731	$1,615,693
Net assets - Class A	$736,915	$8,737	$2,793,033	$901,458	$3,573,764	$789,894	$659,013
Shares outstanding - Class A	62,756	1,525	170,149	70,178	51,256	41,177	29,951
Net asset value per share - Class A	$11.74	$5.73	$16.42	$12.85	$69.72	$19.18	$22.00
Net assets - Class I	$19,714	$86,732	$20,626	$122,479	$803,780	$1,099,837	$956,680
Shares outstanding - Class I	1,657	15,005	1,227	9,316	10,880	55,553	42,697
Net asset value per share - Class I	$11.90	$5.78	$16.81	$13.15	$73.87	$19.80	$22.41
Investments - unaffiliated, at cost	$1,050,182	$110,057	$2,213,885	$1,030,649	$2,815,725	$1,684,573	$1,065,754
Investments - affiliated, at cost	9,002	1,536	450,403	43,404	10,922	21,025	27,142
Purchased options, at cost	—	—	16,927	—	—	—	—
Foreign currency cost	—	—	9,108	—	—	—	—
Proceeds from securities sold short	—	—	4,610	—	—	—	—
Premiums from written options	—	—	5,455	—	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	—	818	44,150	52,572	132	18,977	—

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/DFA International Core Equity Fund	JNL/DFA U.S. Core Equity Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/DoubleLine Total Return Fund
Assets
Investments - unaffiliated, at value	$304,301	$1,351,915	$595,681	$2,917,997	$547,704	$1,822,449	$2,124,739
Investments - affiliated, at value	3,831	4,143	17,675	412,001	5,757	78,801	80,023
OTC swap agreements	—	—	—	—	—	115,497	—
Cash	2	599	314	1,715	75	10,594	256
Foreign currency	921	—	—	70	—	—	—
Receivable from:
Investment securities sold	—	5	24	10,942	—	9,083	—
Fund shares sold	227	183	666	965	76	1,028	583
Dividends and interest	644	1,075	399	19,634	8,598	13,344	11,003
Administrator	1	4	1	—	—	—	—
Deposits with brokers and counterparties	—	—	—	—	—	140,806	—
Other assets	—	1	—	1	—	1	1
Total assets	309,927	1,357,925	614,760	3,363,325	562,210	2,191,603	2,216,605
Liabilities
OTC swap agreements	—	—	—	—	—	985	—
Payable for:
Investment securities purchased	—	—	14,016	220,876	—	2,106	—
Deposits from counterparties	—	—	—	—	—	140,806	—
Return of securities loaned	3,178	746	2,391	116,615	4,487	—	62,944
Fund shares redeemed	109	896	222	1,122	297	758	1,225
Advisory fees	114	446	251	938	291	942	769
Administrative fees	38	113	71	253	70	255	182
12b-1 fees (Class A)	12	52	24	75	5	73	31
Board of trustee fees	4	59	9	320	52	63	106
Chief compliance officer fees	—	1	—	3	1	2	2
Other expenses	—	1	—	3	—	1	1
Total liabilities	3,455	2,314	16,984	340,205	5,203	145,991	65,260
Net assets	$306,472	$1,355,611	$597,776	$3,023,120	$557,007	$2,045,612	$2,151,345
Net assets consist of:
Paid-in capital(a)	$293,840	$839,518	$561,139	$3,188,508	$613,708	$1,994,836	$2,356,697
Total distributable earnings (loss)(a)	12,632	516,093	36,637	(165,388)	(56,701)	50,776	(205,352)
Net assets	$306,472	$1,355,611	$597,776	$3,023,120	$557,007	$2,045,612	$2,151,345
Net assets - Class A	$288,098	$1,254,827	$574,349	$1,837,085	$127,281	$1,763,845	$747,890
Shares outstanding - Class A	25,650	51,822	47,835	144,985	11,138	76,526	71,013
Net asset value per share - Class A	$11.23	$24.21	$12.01	$12.67	$11.43	$23.05	$10.53
Net assets - Class I	$18,374	$100,784	$23,427	$1,186,035	$429,726	$281,767	$1,403,455
Shares outstanding - Class I	1,626	3,854	1,923	85,570	37,703	12,020	131,415
Net asset value per share - Class I	$11.30	$26.15	$12.18	$13.86	$11.40	$23.44	$10.68
Investments - unaffiliated, at cost	$281,296	$835,822	$559,044	$3,083,327	$604,405	$1,886,184	$2,330,091
Investments - affiliated, at cost	3,831	4,143	17,675	412,001	5,757	78,801	80,023
Foreign currency cost	917	—	—	68	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	10,399	3,651	9,235	113,959	4,425	—	140,706

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/Fidelity Institutional Asset Management Total Bond Fund	JNL/First Sentier Global Infrastructure Fund	JNL/Franklin Templeton Income Fund	JNL/Goldman Sachs 4 Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund
Assets
Investments - unaffiliated, at value	$1,636,996	$749,340	$1,488,216	$5,062,656	$839,896	$776,717	$207,152
Investments - affiliated, at value	33,560	8,455	74,254	15,336	15,992	19,944	3,302
Purchased options, at value	377	—	—	—	—	—	—
Variation margin on futures/futures options contracts	119	—	—	—	—	—	—
Variation margin on swap agreements	14	—	—	—	—	—	—
OTC swap agreements	18	—	—	—	—	—	—
OTC swap premiums paid	730	—	—	—	—	—	—
Cash	8,376	151	1,047	337	396	287	178
Foreign currency	9	317	—	—	3,541	1	—
Receivable from:
Investment securities sold	62,082	921	—	—	344	1,202	1,026
Fund shares sold	773	195	287	762	384	261	179
Dividends and interest	13,439	2,042	16,594	8,712	3,615	2,121	903
Adviser	—	9	13	—	21	24	—
Deposits with brokers and counterparties	952	—	1,841	—	—	—	—
Other assets	1	—	—	2	211	—	—
Total assets	1,757,446	761,430	1,582,252	5,087,805	864,400	800,557	212,740
Liabilities
Forward sales commitments, at value	19,497	—	—	—	—	—	—
Written options, at value	225	—	—	—	—	—	—
Forward foreign currency contracts	—	—	—	—	—	1	—
Variation margin on futures/futures options contracts	1	—	92	—	—	—	—
Variation margin on swap agreements	16	—	—	—	—	—	—
OTC swap agreements	232	—	—	—	—	—	—
OTC swap premiums received	30	—	—	—	—	—	—
Deferred foreign capital gains tax liability	—	—	—	—	16,589	—	—
Payable to affiliates	—	34	104	—	90	—	—
Payable for:
Investment securities purchased	156,128	3,905	—	—	11,440	386	2,013
Deposits from counterparties	6,770	—	—	—	—	—	—
Return of securities loaned	4,257	—	34,832	7	510	—	235
Fund shares redeemed	949	322	533	3,533	1,303	786	376
Advisory fees	493	446	689	1,070	622	452	113
Administrative fees	131	96	129	605	104	99	26
12b-1 fees (Class A)	33	23	63	208	15	19	4
Board of trustee fees	95	51	148	364	19	54	5
Chief compliance officer fees	1	1	2	5	1	1	—
Other expenses	1	1	1	5	42	—	—
Total liabilities	188,859	4,879	36,593	5,797	30,735	1,798	2,772
Net assets	$1,568,587	$756,551	$1,545,659	$5,082,008	$833,665	$798,759	$209,968
Net assets consist of:
Paid-in capital(a)	$1,656,290	$758,604	$1,525,130	$4,719,882	$711,121	$682,726	$228,534
Total distributable earnings (loss)(a)	(87,703)	(2,053)	20,529	362,126	122,544	116,033	(18,566)
Net assets	$1,568,587	$756,551	$1,545,659	$5,082,008	$833,665	$798,759	$209,968
Net assets - Class A	$792,977	$564,121	$1,537,339	$5,050,741	$365,328	$452,245	$105,420
Shares outstanding - Class A	66,422	32,786	101,128	146,319	25,864	33,798	11,044
Net asset value per share - Class A	$11.94	$17.21	$15.20	$34.52	$14.12	$13.38	$9.55
Net assets - Class I	$775,610	$192,430	$8,320	$31,267	$468,337	$346,514	$104,548
Shares outstanding - Class I	63,026	10,962	564	889	32,547	25,859	10,842
Net asset value per share - Class I	$12.31	$17.55	$14.74	$35.17	$14.39	$13.40	$9.64
Investments - unaffiliated, at cost	$1,725,955	$751,403	$1,471,237	$4,700,530	$701,121	$683,044	$195,815
Investments - affiliated, at cost	33,560	8,455	74,254	15,336	15,992	19,944	3,302
Purchased options, at cost	464	—	—	—	—	—	—
Foreign currency cost	9	312	—	—	3,541	1	—
Proceeds from forward sales commitments	19,298	—	—	—	—	—	—
Premiums from written options	268	—	—	—	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	5,576	—	42,986	6	537	—	752

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/Invesco Diversified Dividend Fund	JNL/Invesco Global Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Global Allocation Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
Assets
Investments - unaffiliated, at value	$998,329	$1,667,346	$1,644,218	$973,785	$873,270	$3,205,938	$1,524,798
Investments - affiliated, at value	36,292	8,743	59,537	51,020	15,136	37,367	55,867
Purchased options, at value	—	—	—	—	7,208	—	—
Forward foreign currency contracts	—	—	—	701	—	—	—
Variation margin on futures/futures options contracts	—	—	—	123	49	—	—
Cash	552	33	157	901	314	1,409	401
Foreign currency	1	501	—	1,194	—	—	—
Receivable from:
Investment securities sold	2,123	—	3,278	4,998	53,224	—	—
Fund shares sold	145	862	564	238	512	1,502	584
Dividends and interest	2,626	2,926	599	7,389	1,043	802	7,058
Adviser	—	—	28	—	—	—	—
Deposits with brokers and counterparties	—	—	—	1,004	943	—	—
Other assets	—	—	1	—	—	1	—
Total assets	1,040,068	1,680,411	1,708,382	1,041,353	951,699	3,247,019	1,588,708
Liabilities
Written options, at value	—	—	—	—	7,519	—	—
Forward foreign currency contracts	—	—	—	146	—	—	—
Variation margin on futures/futures options contracts	—	—	—	463	92	—	—
Deferred foreign capital gains tax liability	—	7,504	—	92	—	—	—
Payable to affiliates	205	861	—	338	—	—	—
Payable for:
Investment securities purchased	2,935	—	1,855	5,408	58,431	476	—
Return of securities loaned	—	241	—	29,407	—	—	—
Fund shares redeemed	791	1,199	1,143	420	775	1,422	954
Advisory fees	454	693	907	504	375	1,311	374
Administrative fees	130	208	140	126	113	267	134
12b-1 fees (Class A)	16	58	70	41	32	120	38
Board of trustee fees	26	142	88	131	16	122	116
Chief compliance officer fees	1	2	2	1	1	3	1
Other expenses	1	20	1	21	—	3	1
Total liabilities	4,559	10,928	4,206	37,098	67,354	3,724	1,618
Net assets	$1,035,509	$1,669,483	$1,704,176	$1,004,255	$884,345	$3,243,295	$1,587,090
Net assets consist of:
Paid-in capital(a)	$905,936	$920,607	$1,440,307	$985,900	$719,635	$2,648,165	$1,725,992
Total distributable earnings (loss)(a)	129,573	748,876	263,869	18,355	164,710	595,130	(138,902)
Net assets	$1,035,509	$1,669,483	$1,704,176	$1,004,255	$884,345	$3,243,295	$1,587,090
Net assets - Class A	$377,660	$1,412,660	$1,682,094	$1,001,003	$766,593	$2,921,347	$923,496
Shares outstanding - Class A	25,829	55,778	51,520	72,826	53,910	47,853	70,903
Net asset value per share - Class A	$14.62	$25.33	$32.65	$13.75	$14.22	$61.05	$13.02
Net assets - Class I	$657,849	$256,823	$22,082	$3,252	$117,752	$321,948	$663,594
Shares outstanding - Class I	44,165	9,829	640	233	8,187	5,045	47,715
Net asset value per share - Class I	$14.90	$26.13	$34.52	$13.98	$14.38	$63.82	$13.91
Investments - unaffiliated, at cost	$868,770	$911,128	$1,380,349	$963,098	$708,292	$2,610,808	$1,663,701
Investments - affiliated, at cost	36,292	8,743	59,537	51,020	15,136	37,367	55,867
Purchased options, at cost	—	—	—	—	7,430	—	—
Foreign currency cost	1	499	—	1,161	—	—	—
Premiums from written options	—	—	—	—	7,462	—	—
Securities on loan included in
Investments - unaffiliated, at value	—	16,490	2,780	29,711	—	—	—

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/JPMorgan U.S. Value Fund	JNL/Lazard International Strategic Equity Fund	JNL/Loomis Sayles Global Growth Fund	JNL/Lord Abbett Short Duration Income Fund	JNL/Mellon Communication Services Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund	JNL/Mellon Consumer Staples Sector Fund
Assets
Investments - unaffiliated, at value	$1,609,078	$483,322	$700,684	$729,173	$531,580	$1,567,401	$386,905
Investments - affiliated, at value	17,600	13,904	5,624	8,395	3,403	9,607	3,292
Variation margin on futures/futures options contracts	—	—	—	150	—	6	7
Cash	760	5	—	918	2	106	10
Foreign currency	39	—	—	—	—	—	—
Receivable from:
Investment securities sold	—	174	—	—	—	—	—
Fund shares sold	546	55	546	1,487	1,800	1,319	527
Dividends and interest	2,178	614	2,278	6,725	123	500	1,932
Administrator	—	—	—	—	—	1	—
Deposits with brokers and counterparties	—	—	—	1,341	202	252	225
Total assets	1,630,201	498,074	709,132	748,189	537,110	1,579,192	392,898
Liabilities
Variation margin on futures/futures options contracts	—	—	—	52	16	20	—
Payable for:
Investment securities purchased	851	102	—	1,732	—	—	—
Return of securities loaned	—	—	—	2,985	549	7,689	138
Fund shares redeemed	887	433	352	157	389	770	233
Advisory fees	655	269	323	222	84	235	64
Administrative fees	136	62	88	95	66	198	50
12b-1 fees (Class A)	39	5	18	17	22	64	16
Board of trustee fees	93	10	68	11	11	60	6
Chief compliance officer fees	1	—	1	1	—	2	—
Other expenses	1	—	—	—	6	20	4
Total liabilities	2,663	881	850	5,272	1,143	9,058	511
Net assets	$1,627,538	$497,193	$708,282	$742,917	$535,967	$1,570,134	$392,387
Net assets consist of:
Paid-in capital(a)	$1,291,209	$453,389	$566,605	$754,818	$465,609	$1,193,578	$398,209
Total distributable earnings (loss)(a)	336,329	43,804	141,677	(11,901)	70,358	376,556	(5,822)
Net assets	$1,627,538	$497,193	$708,282	$742,917	$535,967	$1,570,134	$392,387
Net assets - Class A	$951,432	$127,476	$429,939	$415,444	$526,757	$1,552,851	$383,259
Shares outstanding - Class A	59,082	8,263	27,608	41,127	27,923	38,167	24,900
Net asset value per share - Class A	$16.10	$15.43	$15.57	$10.10	$18.86	$40.69	$15.39
Net assets - Class I	$676,106	$369,717	$278,343	$327,473	$9,210	$17,283	$9,128
Shares outstanding - Class I	40,943	23,864	17,622	32,237	516	409	581
Net asset value per share - Class I	$16.51	$15.49	$15.79	$10.16	$17.86	$42.22	$15.72
Investments - unaffiliated, at cost	$1,272,750	$424,622	$550,500	$732,395	$461,298	$1,190,802	$392,821
Investments - affiliated, at cost	17,600	13,904	5,624	8,395	3,403	9,607	3,292
Foreign currency cost	37	—	—	—	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	—	—	13,253	4,696	522	12,622	1,208

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/Mellon Dow Index Fund	JNL/Mellon Energy Sector Fund	JNL/Mellon Financial Sector Fund	JNL/Mellon Healthcare Sector Fund	JNL/Mellon Industrials Sector Fund	JNL/Mellon Information Technology Sector Fund	JNL/Mellon Materials Sector Fund
Assets
Investments - unaffiliated, at value	$1,275,132	$1,955,796	$1,261,797	$3,320,523	$223,676	$5,652,702	$177,862
Investments - affiliated, at value	11,221	5,826	17,724	740	1,585	13,321	506
Variation margin on futures/futures options contracts	—	2	—	10	—	20	1
Cash	248	1,143	252	—	21	1,385	37
Receivable from:
Investment securities sold	—	5,957	—	11,239	—	—	—
Fund shares sold	374	695	1,484	740	355	1,796	469
Dividends and interest	501	728	1,238	2,449	259	877	204
Administrator	1	1	1	1	—	4	—
Deposits with brokers and counterparties	606	1,369	459	710	114	984	94
Other assets	—	1	—	1	—	2	—
Total assets	1,288,083	1,971,518	1,282,955	3,336,413	226,010	5,671,091	179,173
Liabilities
Cash overdraft	—	—	—	4,496	—	—	—
Variation margin on futures/futures options contracts	6	27	24	2	2	51	4
Payable for:
Return of securities loaned	—	852	777	740	399	4,283	59
Fund shares redeemed	1,247	4,637	1,068	2,875	362	4,871	1,192
Advisory fees	193	298	191	480	37	786	31
Administrative fees	161	254	160	412	28	664	22
12b-1 fees (Class A)	52	81	52	135	9	230	7
Board of trustee fees	60	101	61	162	3	144	3
Chief compliance officer fees	1	2	1	3	—	5	—
Other expenses	58	27	16	44	4	71	2
Total liabilities	1,778	6,279	2,350	9,349	844	11,105	1,320
Net assets	$1,286,305	$1,965,239	$1,280,605	$3,327,064	$225,166	$5,659,986	$177,853
Net assets consist of:
Paid-in capital(a)	$782,747	$1,649,953	$1,081,610	$2,026,590	$198,282	$3,103,671	$168,929
Total distributable earnings (loss)(a)	503,558	315,286	198,995	1,300,474	26,884	2,556,315	8,924
Net assets	$1,286,305	$1,965,239	$1,280,605	$3,327,064	$225,166	$5,659,986	$177,853
Net assets - Class A	$1,260,234	$1,938,729	$1,260,130	$3,291,512	$219,737	$5,572,091	$173,262
Shares outstanding - Class A	27,267	54,251	65,985	76,420	12,294	120,995	10,579
Net asset value per share - Class A	$46.22	$35.74	$19.10	$43.07	$17.87	$46.05	$16.38
Net assets - Class I	$26,071	$26,510	$20,475	$35,552	$5,429	$87,895	$4,591
Shares outstanding - Class I	552	717	1,050	807	297	1,837	274
Net asset value per share - Class I	$47.25	$37.00	$19.50	$44.07	$18.26	$47.86	$16.73
Investments - unaffiliated, at cost	$771,975	$1,640,389	$1,063,457	$2,020,054	$196,821	$3,096,408	$168,962
Investments - affiliated, at cost	11,221	5,826	17,179	740	1,585	13,321	506
Securities on loan included in
Investments - unaffiliated, at value	—	14,547	8,825	8,260	482	13,898	271

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/Mellon Nasdaq 100 Index Fund	JNL/Mellon Real Estate Sector Fund	JNL/Mellon S&P 500 Index Fund	JNL/Mellon U.S. Stock Market Index Fund	JNL/Mellon Utilities Sector Fund	JNL/Mellon World Index Fund	JNL/MFS Mid Cap Value Fund
Assets
Investments - unaffiliated, at value	$7,186,226	$187,829	$13,583,347	$4,969,383	$397,726	$398,189	$1,917,307
Investments - affiliated, at value	87,368	1,780	167,085	12,867	1,203	4,748	24,710
Forward foreign currency contracts	—	—	—	—	—	7	—
Variation margin on futures/futures options contracts	—	1	—	15	—	2	—
Cash	1,923	224	20,575	779	90	180	1,036
Foreign currency	—	—	—	—	—	217	—
Receivable from:
Investment securities sold	—	—	—	22,633	—	—	4,329
Fund shares sold	7,823	600	7,389	268	192	255	766
Dividends and interest	7,280	995	12,467	4,726	631	641	3,594
Administrator	5	—	—	—	—	—	—
Securities Lending Agent	—	—	—	1,657	—	—	—
Deposits with brokers and counterparties	3,669	107	2,982	1,895	203	265	—
Other assets	2	—	4	1	—	—	1
Total assets	7,294,296	191,536	13,793,849	5,014,224	400,045	404,504	1,951,743
Liabilities
Variation margin on futures/futures options contracts	278	16	172	149	3	10	—
Payable to affiliates	—	—	—	—	—	57	54
Payable for:
Investment securities purchased	—	160	—	—	—	—	4,402
Return of securities loaned	28,965	1,675	621,837	5,365	16	635	—
Fund shares redeemed	2,650	135	7,773	2,354	495	323	1,347
Advisory fees	982	32	1,122	650	65	64	886
Administrative fees	834	23	1,014	596	51	50	162
12b-1 fees (Class A)	294	7	541	203	16	16	78
Board of trustee fees	150	5	449	625	10	43	133
Chief compliance officer fees	6	—	12	4	—	—	2
Other expenses	588	2	634	64	4	5	1
Total liabilities	34,747	2,055	633,554	10,010	660	1,203	7,065
Net assets	$7,259,549	$189,481	$13,160,295	$5,004,214	$399,385	$403,301	$1,944,678
Net assets consist of:
Paid-in capital(a)	$4,788,927	$210,807	$6,442,185	$4,478,342	$453,822	$260,799	$1,537,855
Total distributable earnings (loss)(a)	2,470,622	(21,326)	6,718,110	525,872	(54,437)	142,502	406,823
Net assets	$7,259,549	$189,481	$13,160,295	$5,004,214	$399,385	$403,301	$1,944,678
Net assets - Class A	$7,130,051	$177,753	$13,151,310	$4,934,182	$390,888	$392,947	$1,895,682
Shares outstanding - Class A	117,704	13,308	352,114	247,640	22,515	10,518	103,789
Net asset value per share - Class A	$60.58	$13.36	$37.35	$19.92	$17.36	$37.36	$18.26
Net assets - Class I	$129,498	$11,728	$8,985	$70,032	$8,497	$10,354	$48,996
Shares outstanding - Class I	3,198	863	231	3,446	480	274	2,624
Net asset value per share - Class I	$40.49	$13.60	$38.84	$20.32	$17.71	$37.82	$18.67
Investments - unaffiliated, at cost	$4,717,710	$209,156	$6,869,708	$4,443,956	$452,175	$255,766	$1,510,484
Investments - affiliated, at cost	87,368	1,780	164,350	12,599	1,203	4,748	24,710
Foreign currency cost	—	—	—	—	—	215	—
Securities on loan included in
Investments - unaffiliated, at value	30,528	1,611	602,431	11,830	1,615	2,719	—

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/Morningstar PitchBook Listed Private Equity Index Fund	JNL/Morningstar U.S. Sustainability Index Fund	JNL/Morningstar Wide Moat Index Fund	JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Gold Plus Strategy Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Newton Equity Income Fund
Assets
Investments - unaffiliated, at value	$14,695	$313,227	$1,363,255	$99,569	$25,767	$794,232	$1,853,303
Investments - affiliated, at value	348	1,914	26,223	12,749	6,335	6,126	52,750
Forward foreign currency contracts	—	—	—	—	—	542	—
Variation margin on futures/futures options contracts	—	1	—	937	—	306	—
Variation margin on swap agreements	—	—	—	—	—	18	—
OTC swap agreements	—	—	—	—	—	11	—
Cash	8	45	134	23	—	343	169
Foreign currency	1	—	—	—	—	704	—
Receivable from:
Investment securities sold	10	—	—	—	—	7,184	—
Fund shares sold	30	187	2,013	195	18	347	1,365
Dividends and interest	47	397	1,928	654	124	6,434	4,203
Adviser	—	—	—	—	—	—	16
Deposits with brokers and counterparties	—	110	578	8,721	2,160	4,420	—
Other assets	—	—	—	—	—	—	1
Total assets	15,139	315,881	1,394,131	122,848	34,404	820,667	1,911,807
Liabilities
Forward foreign currency contracts	—	—	—	—	—	1,730	—
Variation margin on futures/futures options contracts	—	4	28	2,027	208	75	—
Variation margin on swap agreements	—	—	—	—	—	15	—
Deferred foreign capital gains tax liability	—	—	—	—	—	2	—
Payable for:
Investment securities purchased	20	210	—	—	3,245	115,554	8,218
Return of securities loaned	344	83	—	—	—	3,642	—
Fund shares redeemed	—	44	1,148	181	1	462	1,678
Advisory fees	2	66	222	52	18	285	678
Administrative fees	2	39	172	17	4	88	238
12b-1 fees (Class A)	—	12	36	2	1	25	72
Board of trustee fees	—	4	25	5	—	37	22
Chief compliance officer fees	—	—	1	—	—	1	2
Other expenses	2	4	344	—	—	2	2
Total liabilities	370	466	1,976	2,284	3,477	121,918	10,910
Net assets	$14,769	$315,415	$1,392,155	$120,564	$30,927	$698,749	$1,900,897
Net assets consist of:
Paid-in capital(a)	$15,177	$288,557	$1,183,782	$119,604	$30,032	$729,094	$1,742,605
Total distributable earnings (loss)(a)	(408)	26,858	208,373	960	895	(30,345)	158,292
Net assets	$14,769	$315,415	$1,392,155	$120,564	$30,927	$698,749	$1,900,897
Net assets - Class A	$9,134	$301,052	$881,798	$41,146	$30,926	$618,751	$1,738,567
Shares outstanding - Class A	817	13,764	70,628	2,606	2,946	51,052	60,714
Net asset value per share - Class A	$11.18	$21.87	$12.49	$15.79	$10.50	$12.12	$28.64
Net assets - Class I	$5,635	$14,363	$510,357	$79,418	$1	$79,998	$162,330
Shares outstanding - Class I	500	644	40,299	4,967	—	6,468	5,570
Net asset value per share - Class I	$11.28	$22.30	$12.66	$15.99	$10.56	$12.37	$29.14
Investments - unaffiliated, at cost	$12,143	$286,481	$1,259,162	$99,405	$25,755	$816,994	$1,695,010
Investments - affiliated, at cost	348	1,827	23,707	12,749	6,335	6,126	52,750
Foreign currency cost	1	—	—	—	—	703	—
Securities on loan included in
Investments - unaffiliated, at value	323	127	—	—	—	4,749	—

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/PIMCO Income Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Total Return Fund	JNL/RAFI Fundamental U.S. Small Cap Fund
Assets
Investments - unaffiliated, at value	$2,251,685	$962,893	$1,629,156	$1,169,257	$1,314,575	$1,639,214	$426,235
Investments - affiliated, at value	5,387	4,926	302	38,593	121,193	9,210	4,268
Forward foreign currency contracts	2,802	472	20	—	—	—	—
Variation margin on futures/futures options contracts	385	16	1,393	—	—	105	3
Variation margin on swap agreements	2,084	362	1,887	—	—	—	—
OTC swap agreements	2,843	163	3,938	—	—	—	—
OTC swap premiums paid	2,366	7	—	—	—	—	—
Cash	2,181	1,371	1,913	22,973	3,680	55	132
Foreign currency	3,774	1,340	4,040	—	—	—	—
Receivable from:
Investment securities sold	795,370	132,887	229,262	10,719	3,119	59,300	—
Fund shares sold	881	250	593	2,549	329	539	320
Treasury roll transactions	—	—	728,612	—	—	—	—
Dividends and interest	9,350	9,127	5,601	7,877	21,635	13,851	708
Deposits with brokers and counterparties	24,786	8,604	11,651	—	—	4,462	109
Other assets	—	—	1	—	—	1	—
Total assets	3,103,894	1,122,418	2,618,369	1,251,968	1,464,531	1,726,737	431,775
Liabilities
Payable for reverse repurchase agreements	16,695	—	—	—	—	—	—
Forward sales commitments, at value	18,038	—	—	—	—	—	—
Written options, at value	694	83	3,676	—	—	—	—
Forward foreign currency contracts	3,679	848	2,798	—	—	—	—
Variation margin on futures/futures options contracts	128	26	765	—	—	237	15
Variation margin on swap agreements	1,422	212	2,456	—	—	—	—
OTC swap agreements	1,703	4	286	—	—	—	—
OTC swap premiums received	3,152	134	—	—	—	—	—
Payable for:
Investment securities purchased	1,446,593	208,784	368,957	34,779	6,373	51,347	—
Treasury roll transactions	80,161	18,887	823,795	—	—	—	—
Deposits from counterparties	25,721	4,389	10,113	—	—	—	—
Return of securities loaned	211	3,913	64	—	46,766	3,385	2,661
Interest expense and brokerage charges	51	—	—	—	—	—	—
Fund shares redeemed	496	431	585	2,644	665	973	770
Advisory fees	608	259	459	479	402	532	64
Administrative fees	189	74	119	154	118	140	53
12b-1 fees (Class A)	37	20	43	49	49	24	18
Board of trustee fees	71	33	156	79	151	69	35
Chief compliance officer fees	1	1	1	1	1	2	—
Other expenses	410	12	58	20	1	1	34
Total liabilities	1,600,060	238,110	1,214,331	38,205	54,526	56,710	3,650
Net assets	$1,503,834	$884,308	$1,404,038	$1,213,763	$1,410,005	$1,670,027	$428,125
Net assets consist of:
Paid-in capital(a)	$1,572,469	$952,768	$1,460,286	$1,249,334	$1,418,875	$1,717,167	$378,376
Total distributable earnings (loss)(a)	(68,635)	(68,460)	(56,248)	(35,571)	(8,870)	(47,140)	49,749
Net assets	$1,503,834	$884,308	$1,404,038	$1,213,763	$1,410,005	$1,670,027	$428,125
Net assets - Class A	$904,665	$485,483	$1,043,415	$1,196,582	$1,203,837	$588,245	$422,736
Shares outstanding - Class A	80,649	40,524	92,514	97,264	78,203	46,563	48,194
Net asset value per share - Class A	$11.22	$11.98	$11.28	$12.30	$15.39	$12.63	$8.77
Net assets - Class I	$599,169	$398,825	$360,623	$17,181	$206,168	$1,081,782	$5,389
Shares outstanding - Class I	52,461	32,818	31,169	1,374	11,259	84,566	622
Net asset value per share - Class I	$11.42	$12.15	$11.57	$12.51	$18.31	$12.79	$8.67
Investments - unaffiliated, at cost	$2,336,807	$1,033,555	$1,686,834	$1,204,825	$1,323,447	$1,690,463	$376,930
Investments - affiliated, at cost	5,387	4,926	302	38,593	121,193	9,210	3,853
Foreign currency cost	3,766	1,350	5,454	—	—	—	—
Proceeds from forward sales commitments	17,695	—	—	—	—	—	—
Premiums from written options	620	72	2,534	—	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	201	4,558	62	—	58,904	3,352	9,220

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/RAFI Multi-Factor U.S. Equity Fund	JNL/T. Rowe Price Balanced Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price U.S. High Yield Fund
Assets
Investments - unaffiliated, at value	$2,126,052	$511,806	$12,473,023	$9,429,166	$5,262,541	$1,178,362	$394,522
Investments - affiliated, at value	14,679	6,865	848,142	42,064	153,904	13,836	11,799
Variation margin on futures/futures options contracts	1	7	—	—	—	240	—
OTC swap premiums paid	—	—	—	—	—	413	—
Cash	685	2,229	45,355	5,000	4,642	5,962	—
Foreign currency	17	78	506	—	—	—	—
Receivable from:
Investment securities sold	—	1,489	3,624	12,273	548	5	4,836
Fund shares sold	1,368	133	7,970	3,541	2,361	728	50
Dividends and interest	2,727	1,892	44,004	1,441	1,967	9,295	6,416
Adviser	—	8	—	—	—	—	—
Deposits with brokers and counterparties	636	—	—	—	—	—	—
Other assets	1	—	4	3	2	1	—
Total assets	2,146,166	524,507	13,422,628	9,493,488	5,425,965	1,208,842	417,623
Liabilities
Cash overdraft	—	—	—	—	—	—	2,723
Written options, at value	—	—	32,192	—	—	—	—
Variation margin on futures/futures options contracts	49	—	—	—	—	10	—
OTC swap agreements	—	—	—	—	—	312	—
Deferred foreign capital gains tax liability	—	20	—	—	—	—	—
Payable to affiliates	—	122	—	15	—	—	—
Payable for:
Investment securities purchased	—	3,932	14,778	—	2,324	8,931	2,380
Deposits from counterparties	—	—	—	—	—	226	—
Return of securities loaned	1,048	1,658	3,725	—	—	71	11,799
Fund shares redeemed	2,470	140	9,804	6,680	3,922	479	149
Advisory fees	311	229	5,754	3,444	2,582	316	162
Administrative fees	269	65	1,500	741	430	102	52
12b-1 fees (Class A)	87	21	522	337	212	48	8
Board of trustee fees	403	27	226	479	294	118	32
Chief compliance officer fees	2	1	12	8	5	1	—
Other expenses	205	14	11	8	6	1	—
Total liabilities	4,844	6,229	68,524	11,712	9,775	10,615	17,305
Net assets	$2,141,322	$518,278	$13,354,104	$9,481,776	$5,416,190	$1,198,227	$400,318
Net assets consist of:
Paid-in capital(a)	$1,839,176	$472,320	$11,973,248	$5,931,887	$3,992,644	$1,222,918	$419,711
Total distributable earnings (loss)(a)	302,146	45,958	1,380,856	3,549,889	1,423,546	(24,691)	(19,393)
Net assets	$2,141,322	$518,278	$13,354,104	$9,481,776	$5,416,190	$1,198,227	$400,318
Net assets - Class A	$2,118,805	$514,090	$12,688,769	$8,171,284	$5,154,807	$1,162,682	$189,014
Shares outstanding - Class A	103,678	30,951	510,169	115,427	70,471	110,460	16,341
Net asset value per share - Class A	$20.44	$16.61	$24.87	$70.79	$73.15	$10.53	$11.57
Net assets - Class I	$22,517	$4,188	$665,335	$1,310,492	$261,383	$35,545	$211,304
Shares outstanding - Class I	1,086	248	26,295	17,626	3,354	3,293	18,156
Net asset value per share - Class I	$20.73	$16.91	$25.30	$74.35	$77.93	$10.79	$11.64
Investments - unaffiliated, at cost	$1,825,007	$466,048	$11,102,581	$5,879,279	$3,838,994	$1,202,848	$413,915
Investments - affiliated, at cost	13,610	6,865	848,235	42,064	153,904	13,836	11,799
Foreign currency cost	17	78	505	—	—	—	—
Premiums from written options	—	—	42,654	—	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	5,906	3,598	3,646	26,756	5,484	70	18,725

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/T. Rowe Price Value Fund	JNL/WCM China Quality Growth Fund	JNL/WCM Focused International Equity Fund	JNL/Westchester Capital Event Driven Fund	JNL/Western Asset Global Multi-Sector Bond Fund	JNL/William Blair International Leaders Fund	JNL/WMC Balanced Fund
Assets
Investments - unaffiliated, at value	$4,461,770	$4,847	$1,520,113	$77,163	$361,371	$806,621	$8,861,132
Investments - affiliated, at value	51,706	377	8,496	—	19,606	17,197	80,203
Purchased options, at value	—	—	—	77	1	—	—
Forward foreign currency contracts	—	—	—	—	1,048	—	—
Variation margin on futures/futures options contracts	—	—	—	—	24	—	15
OTC swap agreements	—	—	—	1,480	—	—	—
Cash	6,988	—	—	—	—	—	2,545
Cash collateral segregated for short sales	—	—	—	12,602	—	—	—
Foreign currency	1	119	—	11	5,396	49	—
Receivable from:
Investment securities sold	9,857	—	—	3,139	—	1,233	53,642
Fund shares sold	616	5	540	20	109	275	2,332
Dividends and interest	5,754	2	2,145	603	4,875	1,935	27,910
Adviser	—	—	—	—	8	—	—
Deposits with brokers and counterparties	—	—	—	1,990	2,750	—	—
Other assets	1	—	—	—	—	4	3
Total assets	4,536,693	5,350	1,531,294	97,085	395,188	827,314	9,027,782
Liabilities
Cash overdraft	—	—	—	592	1,750	—	—
Securities sold short, at value	—	—	—	12,345	—	—	—
Written options, at value	—	—	—	1,863	—	—	—
Forward foreign currency contracts	—	—	—	95	3,152	—	—
Variation margin on futures/futures options contracts	—	—	—	—	285	—	—
OTC swap agreements	—	—	—	1,539	—	—	—
Deferred foreign capital gains tax liability	—	—	—	—	8	254	—
Payable to affiliates	103	—	—	—	—	—	11
Payable for:
Investment securities purchased	9,120	—	—	598	—	1,348	45,852
Deposits from counterparties	—	—	—	—	24	—	—
Return of securities loaned	—	102	—	—	2,957	—	536
Dividends/interest on securities sold short	—	—	—	11	—	—	—
Fund shares redeemed	3,013	—	484	79	185	708	3,756
Advisory fees	1,766	4	850	83	170	353	2,383
Administrative fees	365	1	191	8	49	103	702
12b-1 fees (Class A)	123	—	29	3	16	25	366
Board of trustee fees	256	—	60	10	88	82	405
Chief compliance officer fees	4	—	2	—	—	1	8
Other expenses	4	—	1	—	—	11	8
Total liabilities	14,754	107	1,617	17,226	8,684	2,885	54,027
Net assets	$4,521,939	$5,243	$1,529,677	$79,859	$386,504	$824,429	$8,973,755
Net assets consist of:
Paid-in capital(a)	$4,076,154	$6,739	$1,172,225	$90,162	$602,350	$792,591	$7,458,132
Total distributable earnings (loss)(a)	445,785	(1,496)	357,452	(10,303)	(215,846)	31,838	1,515,623
Net assets	$4,521,939	$5,243	$1,529,677	$79,859	$386,504	$824,429	$8,973,755
Net assets - Class A	$2,985,641	$5,242	$688,564	$58,792	$382,055	$619,343	$8,893,103
Shares outstanding - Class A	121,691	614	50,001	4,697	49,593	56,130	267,855
Net asset value per share - Class A	$24.53	$8.54	$13.77	$12.52	$7.70	$11.03	$33.20
Net assets - Class I	$1,536,298	$1	$841,113	$21,067	$4,449	$205,086	$80,652
Shares outstanding - Class I	58,902	—	60,039	1,670	566	17,237	2,316
Net asset value per share - Class I	$26.08	$8.58	$14.01	$12.62	$7.86	$11.90	$34.82
Investments - unaffiliated, at cost	$4,015,985	$5,835	$1,203,985	$85,350	$363,577	$705,788	$7,346,070
Investments - affiliated, at cost	51,706	377	8,496	—	19,606	17,197	80,203
Purchased options, at cost	—	—	—	822	76	—	—
Foreign currency cost	1	118	—	11	5,294	49	—
Proceeds from securities sold short	—	—	—	11,733	—	—	—
Premiums from written options	—	—	—	1,259	—	—	—
Securities on loan included in
Investments - unaffiliated, at value	10,186	97	—	—	3,347	—	12,335

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2023

	JNL/WMC Equity Income Fund	JNL/WMC Global Real Estate Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Assets
Investments - unaffiliated, at value	$1,174,217	$663,664	$1,976,444	$1,391,853
Investments - affiliated, at value	18,649	6,369	—	6,776
Repurchase agreements, at value	—	—	938,300	—
Cash	888	472	98,229	655
Foreign currency	—	706	—	—
Receivable from:
Investment securities sold	1,555	5,286	—	—
Fund shares sold	286	236	14,428	165
Dividends and interest	1,913	2,594	1,532	2,048
Total assets	1,197,508	679,327	3,028,933	1,401,497
Liabilities
Foreign currency overdraft	1	—	—	—
Payable to affiliates	55	84	—	—
Payable for:
Investment securities purchased	—	2,900	102,016	—
Return of securities loaned	—	2,596	—	—
Fund shares redeemed	1,015	493	4,411	1,363
Advisory fees	432	321	384	444
Administrative fees	150	84	248	117
12b-1 fees (Class A)	30	28	111	31
Dividends	—	—	12,060	—
Board of trustee fees	15	97	147	119
Chief compliance officer fees	1	1	3	1
Other expenses	1	—	2	2
Total liabilities	1,700	6,604	119,382	2,077
Net assets	$1,195,808	$672,723	$2,909,551	$1,399,420
Net assets consist of:
Paid-in capital(a)	$1,141,334	$607,282	$2,909,417	$1,192,040
Total distributable earnings (loss)(a)	54,474	65,441	134	207,380
Net assets	$1,195,808	$672,723	$2,909,551	$1,399,420
Net assets - Class A	$720,550	$667,767	$2,719,319	$752,412
Shares outstanding - Class A	42,227	69,524	2,719,184	23,667
Net asset value per share - Class A	$17.06	$9.60	$1.00	$31.79
Net assets - Class I	$475,258	$4,956	$190,232	$647,008
Shares outstanding - Class I	27,304	500	190,237	19,465
Net asset value per share - Class I	$17.41	$9.91	$1.00	$33.24
Investments - unaffiliated, at cost	$1,119,755	$598,231	$1,976,444	$1,184,505
Investments - affiliated, at cost	18,649	6,369	—	6,776
Repurchase agreements, at cost	—	—	938,300	—
Foreign currency cost	—	703	—	—
Securities on loan included in
Investments - unaffiliated, at value	—	3,691	—	—

(a)

For funds structured as partnerships for federal income tax purposes, Paid-in capital represents partners' capital and Total distributable earnings (loss) represents net unrealized appreciation (depreciation) on investments and foreign currency.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/American Funds Balanced Fund(b)	JNL/American Funds Bond Fund of America Fund(b)	JNL/American Funds Capital Income Builder Fund(b)	JNL/American Funds Capital World Bond Fund(b)	JNL/American Funds Global Growth Fund(b)	JNL/American Funds Global Small Capitalization Fund(b)	JNL/American Funds Growth Fund(b)
Investment income
Dividends received from master fund (a)	$65,731	$12,210	$11,688	$—	$9,653	$3,091	$26,508
Total investment income	65,731	12,210	11,688	—	9,653	3,091	26,508

Expenses
Advisory fees	13,460	1,071	1,916	2,073	5,333	4,195	25,740
Administrative fees	2,642	268	365	345	821	645	3,982
12b-1 fees (Class A)	7,783	772	1,073	1,023	2,396	1,905	12,428
Legal fees	17	2	2	2	5	4	27
Board of trustee fees	—	—	—	10	1	10	—
Chief compliance officer fees	10	1	1	1	3	3	16
Other expenses	31	1	1	4	9	9	36
Total expenses	23,943	2,115	3,358	3,458	8,568	6,771	42,229
Expense waiver	(7,926)	(536)	(912)	(1,485)	(3,282)	(2,969)	(19,022)
Net expenses	16,017	1,579	2,446	1,973	5,286	3,802	23,207
Net investment income (loss)	49,714	10,631	9,242	(1,973)	4,367	(711)	3,301

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	82	(3,269)	—	—	—	—	—
Investments - affiliated	(742)	—	2,222	(9,098)	498	(32,357)	7,873
Distributions from affiliated investment
companies	101,050	—	—	—	61,580	8,006	234,167
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	—	5,661	—	—	—	—	—
Investments - affiliated	198,777	—	19,281	30,156	95,816	119,459	1,102,651
Net realized and unrealized gain (loss)	299,167	2,392	21,503	21,058	157,894	95,108	1,344,691
Change in net assets from operations	$348,881	$13,023	$30,745	$19,085	$162,261	$94,397	$1,347,992
(a) Affiliated income	$65,731	$—	$11,688	$—	$9,653	$3,091	$26,508

(b)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/American Funds Growth-Income Fund(b)	JNL/American Funds International Fund(b)	JNL/American Funds New World Fund(b)	JNL/American Funds Washington Mutual Investors Fund(b)	JNL/Mellon Bond Index Fund(b)	JNL/Mellon Emerging Markets Index Fund(b)	JNL/Mellon International Index Fund(b)
Investment income
Dividends received from master fund (a)	$150,345	$21,817	$23,222	$73,548	$—	$—	$63,298
Total investment income	150,345	21,817	23,222	73,548	—	—	63,298

Expenses
Advisory fees	50,616	10,500	12,987	19,847	1,652	2,308	3,428
Administrative fees	8,044	1,429	1,387	3,422	1,020	1,262	3,325
12b-1 fees (Class A)	27,551	4,237	4,077	10,454	2,998	2,472	6,489
Legal fees	61	9	9	23	—	—	—
Board of trustee fees	51	25	17	29	—	—	—
Chief compliance officer fees	36	5	5	14	—	—	—
Other expenses	106	17	17	43	1	2	1
Total expenses	86,465	16,222	18,499	33,832	5,671	6,044	13,243
Expense waiver	(27,915)	(7,143)	(9,018)	(10,582)	(714)	(1,229)	(2,106)
Net expenses	58,550	9,079	9,481	23,250	4,957	4,815	11,137
Net investment income (loss)	91,795	12,738	13,741	50,298	(4,957)	(4,815)	52,161

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - affiliated	31,382	(26,943)	(262)	(27,286)	(9,984)	(26,427)	(19,323)
Distributions from affiliated investment
companies	483,203	—	—	32,114	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - affiliated	1,539,779	217,257	184,633	501,925	63,717	103,399	317,188
Net realized and unrealized gain (loss)	2,054,364	190,314	184,371	506,753	53,733	76,972	297,865
Change in net assets from operations	$2,146,159	$203,052	$198,112	$557,051	$48,776	$72,157	$350,026
(a) Affiliated income	$150,345	$21,817	$23,222	$73,548	$—	$—	$63,298

(b)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/Mellon S&P 400 MidCap Index Fund(b)	JNL/Mellon Small Cap Index Fund(b)	JNL Aggressive Growth Allocation Fund	JNL Conservative Allocation Fund	JNL Growth Allocation Fund	JNL Moderate Allocation Fund	JNL Moderate Growth Allocation Fund
Investment income
Dividends (a)	$—	$—	$7,048	$1,041	$13,471	$5,860	$13,511
Foreign taxes withheld	—	—	—	—	8	—	—
Total investment income	—	—	7,048	1,041	13,479	5,860	13,511

Expenses
Advisory fees	4,426	3,413	1,372	724	2,611	1,939	3,231
Administrative fees	3,150	2,376	701	296	1,476	1,056	1,849
12b-1 fees (Class A)	9,294	6,954	4,164	1,755	8,804	6,303	11,288
Legal fees	—	—	9	4	20	14	25
Board of trustee fees	—	—	14	16	80	114	86
Chief compliance officer fees	—	—	6	2	12	9	15
Other expenses	2	2	17	7	51	27	47
Total expenses	16,872	12,745	6,283	2,804	13,054	9,462	16,541
Expense waiver	(2,534)	(1,901)	—	—	—	—	—
Net expenses	14,338	10,844	6,283	2,804	13,054	9,462	16,541
Net investment income (loss)	(14,338)	(10,844)	765	(1,763)	425	(3,602)	(3,030)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	—	—	—	83	(224)	—	—
Investments - affiliated	(10,661)	(16,576)	32,153	(787)	57,822	42,287	87,638
Distributions from affiliated investment
companies	—	—	19,180	1,279	35,673	10,272	30,933
Foreign currency	—	—	—	—	18	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	—	—	—	—	242	—	—
Investments - affiliated	493,666	380,779	184,964	53,560	357,999	189,175	370,749
Foreign currency	—	—	—	—	10	—	—
Net realized and unrealized gain (loss)	483,005	364,203	236,297	54,135	451,540	241,734	489,320
Change in net assets from operations	$468,667	$353,359	$237,062	$52,372	$451,965	$238,132	$486,290
(a) Affiliated income	$—	$—	$7,048	$1,041	$13,471	$5,860	$13,511

(b)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/American Funds Growth Allocation Fund	JNL/American Funds Moderate Growth Allocation Fund	JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/Goldman Sachs Managed Conservative Fund	JNL/Goldman Sachs Managed Growth Fund	JNL/Goldman Sachs Managed Moderate Fund	JNL/Goldman Sachs Managed Moderate Growth Fund
Investment income
Dividends (a)	$76,231	$63,621	$5,355	$992	$9,300	$3,226	$7,507
Total investment income	76,231	63,621	5,355	992	9,300	3,226	7,507

Expenses
Advisory fees	6,259	4,514	1,921	909	3,575	1,800	3,449
Administrative fees	5,098	3,655	1,045	412	2,055	968	1,979
12b-1 fees (Class A)	10,243	7,244	6,231	2,466	12,635	5,802	12,175
Legal fees	23	16	14	5	28	13	27
Board of trustee fees	15	22	41	42	114	80	143
Chief compliance officer fees	13	9	8	3	17	8	16
Other expenses	41	30	25	11	51	24	50
Total expenses	21,692	15,490	9,285	3,848	18,475	8,695	17,839
Expense waiver	—	—	(25)	(25)	(25)	(25)	(25)
Net expenses	21,692	15,490	9,260	3,823	18,450	8,670	17,814
Net investment income (loss)	54,539	48,131	(3,905)	(2,831)	(9,150)	(5,444)	(10,307)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	32,651	(10,509)	—	—	—	—	—
Investments - affiliated	(438)	(8,876)	77,685	11,100	163,813	44,998	133,041
Distributions from unaffiliated
investment companies	88,348	44,751	—	—	—	—	—
Distributions from affiliated investment
companies	—	—	11,711	—	14,711	1,296	13,862
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	372,619	227,089	—	—	—	—	—
Investments - affiliated	3,707	15,253	333,183	57,309	604,784	180,471	467,055
Net realized and unrealized gain (loss)	496,887	267,708	422,579	68,409	783,308	226,765	613,958
Change in net assets from operations	$551,426	$315,839	$418,674	$65,578	$774,158	$221,321	$603,651
(a) Affiliated income	$5,573	$8,855	$5,355	$992	$9,300	$3,226	$7,507

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/Vanguard Growth ETF Allocation Fund	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL Bond Index Fund
Investment income
Dividends (a)	$7,682	$6,176	$8,662	$53,106	$15,972	$25,526	$2,069
Interest	—	—	—	—	—	—	29,396
Securities lending (a)	133	126	108	197	71	138	57
Total investment income	7,815	6,302	8,770	53,303	16,043	25,664	31,522

Expenses
Advisory fees	627	397	620	3,714	1,063	1,787	2,053
Administrative fees	470	297	465	2,969	798	1,340	—
12b-1 fees (Class A)	919	572	904	5,774	1,540	2,559	—
Legal fees	2	1	2	13	4	6	7
Board of trustee fees	3	2	5	31	—	—	34
Chief compliance officer fees	1	1	1	8	2	4	4
Other expenses	4	2	3	34	6	11	14
Total expenses	2,026	1,272	2,000	12,543	3,413	5,707	2,112
Expense waiver	—	—	—	(66)	(24)	(48)	(1,335)
Net expenses	2,026	1,272	2,000	12,477	3,389	5,659	777
Net investment income (loss)	5,789	5,030	6,770	40,826	12,654	20,005	30,745

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	2,335	(293)	1,908	13,761	(3,171)	6,554	(25,568)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	33,211	13,278	26,166	211,492	41,415	76,879	49,264
Net realized and unrealized gain (loss)	35,546	12,985	28,074	225,253	38,244	83,433	23,696
Change in net assets from operations	$41,335	$18,015	$34,844	$266,079	$50,898	$103,438	$54,441
(a) Affiliated income	$767	$672	$789	$778	$296	$693	$2,255

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL Emerging Markets Index Fund	JNL International Index Fund	JNL Mid Cap Index Fund	JNL Small Cap Index Fund	JNL Multi-Manager Alternative Fund	JNL Multi-Manager Emerging Markets Equity Fund	JNL Multi-Manager International Small Cap Fund
Investment income
Dividends (a)	$28,253	$72,485	$53,084	$41,521	$13,835	$26,334	$19,806
Foreign taxes withheld	(3,187)	(4,975)	—	(19)	(515)	(2,721)	(1,776)
Interest	23	28	84	38	15,406	—	—
Net prime broker interest income	—	—	—	—	1,851	—	—
Securities lending (a)	140	453	575	444	44	168	1,240
Total investment income	25,229	67,991	53,743	41,984	30,621	23,781	19,270

Expenses
Advisory fees	1,686	4,445	6,346	4,760	12,355	7,069	4,671
Administrative fees	—	—	—	—	2,091	1,381	932
12b-1 fees (Class A)	—	—	—	—	619	1,871	1,203
Licensing fees paid to third parties	42	111	549	410	—	—	—
Legal fees	6	15	20	15	9	6	4
Board of trustee fees	9	28	48	38	35	56	16
Chief compliance officer fees	3	8	12	9	5	4	2
Dividends/interest on securities sold short	—	—	—	—	4,652	—	—
Net short holdings borrowing fees	—	—	—	—	1,584	—	—
Interest expense	—	—	—	—	1,306	—	—
Other expenses	104	28	41	31	70	78	61
Total expenses	1,850	4,635	7,016	5,263	22,726	10,465	6,889
Expense waiver	(464)	(2,333)	(3,807)	(2,855)	—	—	—
Net expenses	1,386	2,302	3,209	2,408	22,726	10,465	6,889
Net investment income (loss)	23,843	65,689	50,534	39,576	7,895	13,316	12,381

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(19,110)	29,818	(95,805)	(136,594)	(14,049)	(35,321)	(16,247)
Investments - affiliated	—	66	—	95	—	—	—
Securities sold short	—	—	—	—	(1,002)	—	—
Brokerage commissions recaptured	—	—	—	—	3	1	2
Purchased options	—	—	—	—	(9,762)	—	—
Written options	—	—	—	—	11,302	—	—
Foreign currency	(121)	(354)	—	—	(533)	(46)	(408)
Forward foreign currency contracts	(52)	(425)	—	—	(167)	(278)	(171)
Futures/futures options contracts	(264)	2,385	1,081	139	(8,280)	—	—
Swap agreements	—	—	—	—	(4,315)	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	72,089	265,585	527,108	456,331	173,343	111,282	132,245
Investments - affiliated	—	(991)	—	2,086	—	582	—
Investment securities sold short	—	—	—	—	(39,157)	—	—
Purchased options	—	—	—	—	435	—	—
Written options	—	—	—	—	(921)	—	—
Foreign currency	17	470	—	—	(177)	61	57
Forward foreign currency contracts	—	(164)	—	—	779	—	3
Futures/futures options contracts	563	151	718	1,172	4,299	—	—
Swap agreements	—	—	—	—	(4,808)	—	—
Net realized and unrealized gain (loss)	53,122	296,541	433,102	323,229	106,990	76,281	115,481
Change in net assets from operations	$76,965	$362,230	$483,636	$362,805	$114,885	$89,597	$127,862
(a) Affiliated income	$556	$898	$1,657	$1,216	$8,049	$1,244	$641

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL Multi-Manager U.S. Select Equity Fund	JNL S&P 500 Index Fund	JNL/AB Sustainable Global Thematic Fund	JNL/AQR Large Cap Defensive Style Fund
Investment income
Dividends (a)	$24,584	$11,287	$23,439	$3,955	$5,552	$235	$8,405
Foreign taxes withheld	(182)	(21)	(29)	(83)	(1)	(14)	—
Interest	—	—	—	—	9	—	33
Securities lending (a)	102	577	141	4	6	1	7
Total investment income	24,504	11,843	23,551	3,876	5,566	222	8,445

Expenses
Advisory fees	9,221	12,408	10,952	1,959	659	110	1,580
Administrative fees	2,211	2,181	1,645	556	330	26	593
12b-1 fees (Class A)	1,374	5,602	3,526	—	—	50	1,163
Licensing fees paid to third parties	—	—	—	—	66	—	—
Legal fees	10	14	11	2	2	—	3
Board of trustee fees	6	40	28	—	—	—	6
Chief compliance officer fees	6	8	7	1	1	—	2
Other expenses	19	27	20	3	2	5	4
Total expenses	12,847	20,280	16,189	2,521	1,060	191	3,351
Expense waiver	—	—	—	—	(758)	—	—
Net expenses	12,847	20,280	16,189	2,521	302	191	3,351
Net investment income (loss)	11,657	(8,437)	7,362	1,355	5,264	31	5,094

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	5,320	(202,276)	50,322	(3,835)	2,754	(51)	(6,259)
Investments - affiliated	—	—	—	—	(1)	—	—
Brokerage commissions recaptured	56	69	33	—	—	—	—
Foreign currency	—	(11)	—	12	—	(13)	—
Forward foreign currency contracts	—	6	—	—	—	(43)	—
Futures/futures options contracts	—	—	—	—	537	—	1,818
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	160,120	543,653	264,673	80,807	67,939	2,678	37,746
Investments - affiliated	—	—	—	—	46	—	—
Foreign currency	—	—	—	3	—	—	—
Forward foreign currency contracts	—	—	—	—	—	(51)	—
Futures/futures options contracts	—	—	—	—	85	—	880
Net realized and unrealized gain (loss)	165,496	341,441	315,028	76,987	71,360	2,520	34,185
Change in net assets from operations	$177,153	$333,004	$322,390	$78,342	$76,624	$2,551	$39,279
(a) Affiliated income	$2,908	$4,175	$2,644	$525	$146	$31	$756

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/Baillie Gifford International Growth Fund	JNL/Baillie Gifford U.S. Equity Growth Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund
Investment income
Dividends (a)	$7,027	$136	$51,716	$47,604	$27,752	$52,938	$11,058
Foreign taxes withheld	(621)	—	(1,416)	(718)	(419)	(3,753)	(55)
Interest	—	—	43,155	—	—	—	—
Net prime broker interest income	—	—	412	—	—	—	—
Securities lending (a)	30	11	432	446	38	211	4
Total investment income	6,436	147	94,299	47,332	27,371	49,396	11,007

Expenses
Advisory fees	4,054	405	16,429	6,667	18,024	8,667	7,135
Administrative fees	1,147	121	4,269	1,919	3,782	2,525	2,212
12b-1 fees (Class A)	2,234	19	8,287	3,179	9,246	2,113	1,592
Legal fees	5	1	19	8	25	11	10
Board of trustee fees	4	—	65	1	86	26	2
Chief compliance officer fees	3	—	12	6	15	6	5
Dividends/interest on securities sold short	—	—	41	—	—	—	—
Other expenses	29	1	47	14	47	17	17
Total expenses	7,476	547	29,169	11,794	31,225	13,365	10,973
Expense waiver	—	—	—	—	(1,077)	—	(1)
Net expenses	7,476	547	29,169	11,794	30,148	13,365	10,972
Net investment income (loss)	(1,040)	(400)	65,130	35,538	(2,777)	36,031	35

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(82,618)	(29,697)	78,557	5,989	141,084	142,316	85,899
Investments - affiliated	—	—	(548)	—	—	—	—
Securities sold short	—	—	90	—	—	—	—
Brokerage commissions recaptured	—	—	—	—	—	39	4
Purchased options	—	—	(17,137)	—	—	—	—
Written options	—	—	32,270	—	—	—	—
Foreign currency	(39)	—	(642)	(241)	(51)	(296)	—
Forward foreign currency contracts	(32)	—	(15,451)	74	(2)	110	—
Futures/futures options contracts	—	—	18,743	—	—	—	—
Swap agreements	—	—	(29,403)	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	175,175	60,675	205,487	(68,267)	1,395,878	218,040	452,625
Investments - affiliated	—	—	1,031	—	—	2,605	—
Investment securities sold short	—	—	(583)	—	—	—	—
Purchased options	—	—	6,089	—	—	—	—
Written options	—	—	12,194	—	—	—	—
Foreign currency	23	—	97	22	6	174	—
Forward foreign currency contracts	—	—	1,856	—	—	25	—
Futures/futures options contracts	—	—	2,629	—	—	—	—
Swap agreements	—	—	9,914	—	—	—	—
Net realized and unrealized gain (loss)	92,509	30,978	305,193	(62,423)	1,536,915	363,013	538,528
Change in net assets from operations	$91,469	$30,578	$370,323	$(26,885)	$1,534,138	$399,044	$538,563
(a) Affiliated income	$712	$66	$19,894	$1,820	$314	$2,267	$1,072

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/DFA International Core Equity Fund	JNL/DFA U.S. Core Equity Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/DoubleLine Total Return Fund
Investment income
Dividends (a)	$9,212	$22,587	$7,606	$3,819	$223	$3,796	$1,003
Foreign taxes withheld	(650)	(7)	(8)	(1)	(1)	—	—
Interest	—	—	—	136,200	35,216	90,902	94,465
Securities lending (a)	75	38	66	137	44	—	2
Total investment income	8,637	22,618	7,664	140,155	35,482	94,698	95,470

Expenses
Advisory fees	1,202	5,121	2,715	10,542	3,520	10,524	8,897
Administrative fees	401	1,299	768	2,845	849	2,841	2,099
12b-1 fees (Class A)	753	3,600	1,476	5,520	376	4,863	2,224
Legal fees	2	8	3	27	21	15	14
Board of trustee fees	—	13	—	122	18	16	59
Chief compliance officer fees	1	5	2	11	2	7	8
Other expenses	4	22	33	34	9	24	24
Total expenses	2,363	10,068	4,997	19,101	4,795	18,290	13,325
Expense waiver	(8)	(50)	(10)	—	—	—	—
Net expenses	2,355	10,018	4,987	19,101	4,795	18,290	13,325
Net investment income (loss)	6,282	12,600	2,677	121,054	30,687	76,408	82,145

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(3,437)	110,868	11,418	(149,237)	(52,556)	(20,831)	(111,256)
Foreign currency	(46)	—	—	(9)	—	—	—
Forward foreign currency contracts	—	—	—	(52)	—	—	—
Futures/futures options contracts	23	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	167,415	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	35,071	137,986	65,294	196,805	73,310	49,220	135,864
Foreign currency	15	—	—	(1)	—	—	—
Forward foreign currency contracts	—	—	—	29	—	—	—
Swap agreements	—	—	—	—	—	188,347	—
Net realized and unrealized gain (loss)	31,626	248,854	76,712	47,535	20,754	384,151	24,608
Change in net assets from operations	$37,908	$261,454	$79,389	$168,589	$51,441	$460,559	$106,753
(a) Affiliated income	$150	$152	$177	$4,524	$454	$3,796	$1,040

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/Fidelity Institutional Asset Management Total Bond Fund	JNL/First Sentier Global Infrastructure Fund	JNL/Franklin Templeton Income Fund	JNL/Goldman Sachs 4 Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund
Investment income
Dividends (a)	$3,116	$31,236	$15,153	$126,843	$34,268	$19,253	$7,087
Foreign taxes withheld	(1)	(741)	(44)	(38)	(3,095)	(1,341)	(3)
Interest	68,461	—	79,134	—	2	—	—
Securities lending (a)	151	99	636	125	64	51	7
Total investment income	71,727	30,594	94,879	126,930	31,239	17,963	7,091

Expenses
Advisory fees	5,535	5,813	8,302	12,547	6,423	5,323	1,323
Administrative fees	1,467	1,253	1,560	7,102	1,070	1,169	305
12b-1 fees (Class A)	2,304	1,786	4,656	14,915	924	1,372	308
Legal fees	10	6	10	33	5	5	1
Board of trustee fees	28	13	51	116	4	18	—
Chief compliance officer fees	6	4	6	20	3	3	1
Other expenses	16	9	24	71	139	11	13
Total expenses	9,366	8,884	14,609	34,804	8,568	7,901	1,951
Expense waiver	—	(31)	(38)	—	(75)	(93)	—
Net expenses	9,366	8,853	14,571	34,804	8,493	7,808	1,951
Net investment income (loss)	62,361	21,741	80,308	92,126	22,746	10,155	5,140

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(35,490)	(12,566)	1,656	101,367	(12,011)	38,770	(22,979)
Brokerage commissions recaptured	—	—	16	—	2	—	6
Purchased options	63	—	—	—	—	—	—
Written options	—	—	243	—	—	—	—
Foreign currency	—	167	8	—	(927)	(53)	—
Forward foreign currency contracts	—	(8)	—	—	(34)	(1)	—
Futures/futures options contracts	267	—	(4,649)	—	—	—	—
Swap agreements	(886)	—	—	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	65,929	13,271	40,119	478,781	177,149	91,788	36,984
Purchased options	(87)	—	—	—	—	—	—
Written options	43	—	—	—	—	—	—
Foreign currency	—	(2)	24	—	64	90	—
Forward foreign currency contracts	—	—	—	—	—	(1)	—
Futures/futures options contracts	2,212	—	3,749	—	—	—	—
Swap agreements	(759)	—	—	—	—	—	—
Net realized and unrealized gain (loss)	31,292	862	41,166	580,148	164,243	130,593	14,011
Change in net assets from operations	$93,653	$22,603	$121,474	$672,274	$186,989	$140,748	$19,151
(a) Affiliated income	$3,542	$454	$2,534	$1,464	$754	$919	$103

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/Invesco Diversified Dividend Fund	JNL/Invesco Global Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Global Allocation Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
Investment income
Dividends (a)	$26,609	$15,170	$10,792	$11,912	$13,096	$17,573	$3,144
Foreign taxes withheld	(194)	(1,231)	(60)	(509)	(24)	—	—
Interest	—	—	—	23,082	28	—	48,172
Securities lending (a)	45	65	30	106	16	5	—
Total investment income	26,460	14,004	10,762	34,591	13,116	17,578	51,316

Expenses
Advisory fees	5,362	7,809	10,613	6,010	4,081	14,413	4,479
Administrative fees	1,537	2,343	1,629	1,505	1,224	2,923	1,601
12b-1 fees (Class A)	1,169	3,937	4,831	3,000	2,096	7,854	2,814
Legal fees	7	10	11	7	5	19	11
Board of trustee fees	—	61	29	52	1	31	35
Chief compliance officer fees	4	6	6	4	3	11	6
Dividends/interest on securities sold short	—	—	—	2	—	—	—
Net short holdings borrowing fees	—	—	—	—	96	—	—
Other expenses	12	73	19	55	16	36	19
Total expenses	8,091	14,239	17,138	10,635	7,522	25,287	8,965
Expense waiver	—	—	(154)	—	—	—	—
Net expenses	8,091	14,239	16,984	10,635	7,522	25,287	8,965
Net investment income (loss)	18,369	(235)	(6,222)	23,956	5,594	(7,709)	42,351

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	27,025	107,547	(45,083)	(12,638)	47,375	75,383	(10,035)
Brokerage commissions recaptured	16	—	69	7	4	63	—
Purchased options	—	—	—	6,288	(46,972)	—	—
Written options	—	—	—	—	(37,261)	—	—
Foreign currency	47	(200)	2	215	—	—	—
Forward foreign currency contracts	(16)	38	(1)	(4,612)	—	—	—
Futures/futures options contracts	—	—	—	(25,822)	3,373	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	39,972	353,521	237,616	120,809	143,915	547,528	33,000
Investment securities sold short	—	—	—	74	—	—	—
Purchased options	—	—	—	780	(267)	—	—
Written options	—	—	—	—	(53)	—	—
Foreign currency	29	61	—	(63)	—	—	—
Forward foreign currency contracts	—	58	—	7,263	—	—	—
Futures/futures options contracts	—	—	—	3,114	160	—	—
Net realized and unrealized gain (loss)	67,073	461,025	192,603	95,415	110,274	622,974	22,965
Change in net assets from operations	$85,442	$460,790	$186,381	$119,371	$115,868	$615,265	$65,316
(a) Affiliated income	$1,902	$487	$2,586	$1,491	$648	$1,945	$3,144

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/JPMorgan U.S. Value Fund	JNL/Lazard International Strategic Equity Fund	JNL/Loomis Sayles Global Growth Fund	JNL/Lord Abbett Short Duration Income Fund	JNL/Mellon Communication Services Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund	JNL/Mellon Consumer Staples Sector Fund
Investment income
Dividends (a)	$37,032	$11,196	$6,593	$398	$3,255	$14,479	$12,181
Foreign taxes withheld	(95)	(813)	(470)	—	—	—	—
Interest	—	—	—	47,541	9	21	9
Securities lending (a)	—	137	14	25	267	328	23
Total investment income	36,937	10,520	6,137	47,964	3,531	14,828	12,213

Expenses
Advisory fees	7,701	3,182	3,477	3,325	722	2,490	891
Administrative fees	1,600	716	948	1,431	564	2,091	705
12b-1 fees (Class A)	2,838	352	1,156	1,176	1,109	4,138	1,376
Licensing fees paid to third parties	—	—	—	—	19	68	23
Legal fees	10	3	4	6	2	9	3
Board of trustee fees	17	—	31	—	5	23	—
Chief compliance officer fees	6	2	2	4	1	5	2
Other expenses	20	4	10	—	4	17	13
Total expenses	12,192	4,259	5,628	5,942	2,426	8,841	3,013
Expense waiver	—	(78)	—	—	(3)	(7)	(6)
Net expenses	12,192	4,181	5,628	5,942	2,423	8,834	3,007
Net investment income (loss)	24,745	6,339	509	42,022	1,108	5,994	9,206

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	62,449	(2,902)	9,037	(16,619)	3,824	49,009	27,417
Brokerage commissions recaptured	—	—	12	—	—	—	—
Foreign currency	—	(24)	(6)	—	—	—	—
Forward foreign currency contracts	—	(12)	27	—	—	—	—
Futures/futures options contracts	—	—	—	(6,306)	606	1,234	(288)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	52,170	70,994	178,263	30,326	134,388	380,443	(29,601)
Foreign currency	1	35	93	—	—	—	—
Forward foreign currency contracts	—	(13)	(5)	—	—	—	—
Futures/futures options contracts	—	—	—	570	93	(59)	102
Net realized and unrealized gain (loss)	114,620	68,078	187,421	7,971	138,911	430,627	(2,370)
Change in net assets from operations	$139,365	$74,417	$187,930	$49,993	$140,019	$436,621	$6,836
(a) Affiliated income	$809	$706	$231	$552	$229	$497	$82

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/Mellon Dow Index Fund	JNL/Mellon Energy Sector Fund	JNL/Mellon Financial Sector Fund	JNL/Mellon Healthcare Sector Fund	JNL/Mellon Industrials Sector Fund	JNL/Mellon Information Technology Sector Fund	JNL/Mellon Materials Sector Fund
Investment income
Dividends (a)	$26,284	$79,174	$26,034	$54,281	$3,487	$40,570	$3,619
Foreign taxes withheld	—	—	(3)	—	—	(39)	—
Interest	28	78	29	32	5	79	6
Securities lending (a)	43	54	187	641	4	219	2
Total investment income	26,355	79,306	26,247	54,954	3,496	40,829	3,627

Expenses
Advisory fees	2,182	4,073	2,260	5,854	405	7,930	397
Administrative fees	1,819	3,488	1,888	5,016	300	6,709	293
12b-1 fees (Class A)	3,568	6,887	3,719	10,086	584	13,882	572
Licensing fees paid to third parties	224	113	61	166	10	232	10
Legal fees	8	15	8	23	1	30	1
Board of trustee fees	7	—	12	31	—	45	—
Chief compliance officer fees	5	10	5	14	1	17	1
Other expenses	16	71	20	46	6	47	13
Total expenses	7,829	14,657	7,973	21,236	1,307	28,892	1,287
Expense waiver	(12)	(15)	(9)	(17)	(3)	(36)	(3)
Net expenses	7,817	14,642	7,964	21,219	1,304	28,856	1,284
Net investment income (loss)	18,538	64,664	18,283	33,735	2,192	11,973	2,343

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	49,463	445,601	33,702	211,130	3,892	206,133	(6,256)
Investments - affiliated	—	—	(101)	—	—	—	—
Futures/futures options contracts	524	109	472	(630)	114	9,785	34
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	106,778	(571,892)	116,955	(202,580)	30,070	1,843,544	26,908
Investments - affiliated	—	—	1,425	—	—	—	—
Futures/futures options contracts	588	(390)	22	145	44	14	90
Net realized and unrealized gain (loss)	157,353	(126,572)	152,475	8,065	34,120	2,059,476	20,776
Change in net assets from operations	$175,891	$(61,908)	$170,758	$41,800	$36,312	$2,071,449	$23,119
(a) Affiliated income	$422	$351	$607	$465	$70	$1,292	$54

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/Mellon Nasdaq 100 Index Fund	JNL/Mellon Real Estate Sector Fund	JNL/Mellon S&P 500 Index Fund	JNL/Mellon U.S. Stock Market Index Fund	JNL/Mellon Utilities Sector Fund	JNL/Mellon World Index Fund	JNL/MFS Mid Cap Value Fund
Investment income
Dividends (a)	$58,893	$6,161	$200,409	$77,319	$16,288	$8,076	$42,507
Foreign taxes withheld	(122)	—	(39)	(14)	—	(172)	(94)
Interest	224	5	—	75	12	14	—
Securities lending (a)	1,633	10	2,180	663	3	62	121
Total investment income	60,628	6,176	202,550	78,043	16,303	7,980	42,534

Expenses
Advisory fees	9,859	365	12,251	7,406	919	725	10,564
Administrative fees	8,351	266	10,976	6,802	728	567	1,928
12b-1 fees (Class A)	17,564	500	35,562	14,120	1,430	1,107	5,649
Licensing fees paid to third parties	2,090	9	2,348	238	24	21	—
Legal fees	38	1	77	31	3	2	12
Board of trustee fees	39	—	91	301	—	10	35
Chief compliance officer fees	22	1	45	19	2	1	8
Other expenses	59	7	134	63	12	5	27
Total expenses	38,022	1,149	61,484	28,980	3,118	2,438	18,223
Expense waiver	(54)	(6)	—	—	(4)	(4)	—
Net expenses	37,968	1,143	61,484	28,980	3,114	2,434	18,223
Net investment income (loss)	22,660	5,033	141,066	49,063	13,189	5,546	24,311

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	829,033	(5,324)	166,224	(46,885)	6,151	5,685	107,949
Investments - affiliated	—	—	27	(55)	—	—	—
Brokerage commissions recaptured	—	—	—	—	—	—	56
Foreign currency	—	—	—	—	—	(1)	5
Forward foreign currency contracts	—	—	—	—	—	(13)	(1)
Futures/futures options contracts	27,971	(23)	20,075	6,293	(376)	748	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	1,581,861	18,451	2,379,306	1,085,037	(64,282)	66,990	87,974
Investments - affiliated	—	—	1,550	717	—	(10)	—
Foreign currency	—	—	—	—	—	8	1
Forward foreign currency contracts	—	—	—	—	—	(26)	—
Futures/futures options contracts	4,938	17	4,714	452	27	266	—
Net realized and unrealized gain (loss)	2,443,803	13,121	2,571,896	1,045,559	(58,480)	73,647	195,984
Change in net assets from operations	$2,466,463	$18,154	$2,712,962	$1,094,622	$(45,291)	$79,193	$220,295
(a) Affiliated income	$4,712	$68	$11,408	$1,265	$53	$205	$1,040

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/Morningstar PitchBook Listed Private Equity Index Fund	JNL/Morningstar U.S. Sustainability Index Fund	JNL/Morningstar Wide Moat Index Fund	JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Gold Plus Strategy Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Newton Equity Income Fund
Investment income
Dividends (a)	$308	$4,383	$18,295	$1,094	$177	$966	$43,618
Foreign taxes withheld	(12)	—	—	—	—	(16)	(63)
Interest	—	4	23	11,976	1,046	37,177	—
Securities lending (a)	1	12	—	—	—	183	390
Total investment income	297	4,399	18,318	13,070	1,223	38,310	43,945

Expenses
Advisory fees	19	667	2,173	1,089	182	3,274	7,908
Administrative fees	15	400	1,656	363	36	1,005	2,778
12b-1 fees (Class A)	16	764	1,935	155	73	1,771	5,082
Licensing fees paid to third parties	6	13	1,204	—	—	—	—
Legal fees	—	2	7	2	—	4	12
Board of trustee fees	—	—	8	—	—	12	—
Chief compliance officer fees	—	1	4	1	—	3	7
Other expenses	—	4	13	17	—	—	3
Total expenses	56	1,851	7,000	1,627	291	6,069	15,790
Expense waiver	—	(6)	—	—	—	—	(46)
Net expenses	56	1,845	7,000	1,627	291	6,069	15,744
Net investment income (loss)	241	2,554	11,318	11,443	932	32,241	28,201

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(1,278)	10,161	96,848	(342)	(9)	(46,125)	48,622
Investments - affiliated	—	—	207	—	—	—	—
Brokerage commissions recaptured	—	—	—	—	—	—	90
Foreign currency	—	—	—	—	—	7	—
Forward foreign currency contracts	—	—	—	—	—	(1,603)	—
Futures/futures options contracts	—	132	750	(20,963)	1,058	10,315	—
Swap agreements	—	—	—	—	—	3,817	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	4,692	48,584	176,564	1,381	65	69,451	101,014
Investments - affiliated	—	87	2,516	—	—	—	—
Foreign currency	1	—	—	—	—	(6)	1
Forward foreign currency contracts	—	—	—	—	—	1,235	—
Futures/futures options contracts	—	52	282	(8,802)	59	(7,046)	—
Swap agreements	—	—	—	—	—	711	—
Net realized and unrealized gain (loss)	3,415	59,016	277,167	(28,726)	1,173	30,756	149,727
Change in net assets from operations	$3,656	$61,570	$288,485	$(17,283)	$2,105	$62,997	$177,928
(a) Affiliated income	$5	$70	$766	$1,094	$177	$1,170	$2,654

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/PIMCO Income Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Total Return Fund	JNL/RAFI Fundamental U.S. Small Cap Fund
Investment income
Dividends (a)	$286	$190	$114	$2,762	$3,432	$1,755	$7,203
Foreign taxes withheld	—	(3)	(11)	—	—	—	—
Interest	83,140	39,960	70,146	115,997	101,504	64,504	6
Securities lending (a)	8	71	—	—	439	32	144
Total investment income	83,434	40,218	70,249	118,759	105,375	66,291	7,353

Expenses
Advisory fees	6,769	3,172	5,691	5,556	4,716	5,777	740
Administrative fees	2,090	906	1,478	1,790	1,389	1,508	617
12b-1 fees (Class A)	2,438	1,393	3,343	3,532	3,501	1,688	1,218
Licensing fees paid to third parties	—	—	—	—	—	—	144
Legal fees	61	49	10	8	9	10	3
Board of trustee fees	29	11	50	24	59	21	11
Chief compliance officer fees	5	4	6	5	6	6	2
Dividends/interest on securities sold short	—	—	5	—	—	—	—
Interest expense	1,268	769	3,972	—	—	—	—
Other expenses	79	17	—	102	18	16	7
Total expenses	12,739	6,321	14,555	11,017	9,698	9,026	2,742
Expense waiver	—	—	—	(793)	—	—	(3)
Net expenses	12,739	6,321	14,555	10,224	9,698	9,026	2,739
Net investment income (loss)	70,695	33,897	55,694	108,535	95,677	57,265	4,614

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(38,961)	(42,656)	(64,294)	(25,997)	(81,808)	(48,539)	13,644
Investments - affiliated	—	—	—	—	—	—	(13)
Purchased options	—	—	(2,829)	—	—	—	—
Written options	5,227	255	5,299	—	—	—	—
Foreign currency	(1,710)	(223)	(1,529)	—	—	—	—
Forward foreign currency contracts	696	(271)	2,059	—	—	—	—
Futures/futures options contracts	5,118	(338)	1,751	—	—	(7,821)	249
Swap agreements	(2,356)	1,202	(29,733)	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	66,936	72,236	65,269	64,870	154,402	94,877	45,546
Investments - affiliated	—	—	—	—	—	—	403
Purchased options	—	—	(387)	—	—	—	—
Written options	721	(15)	556	—	—	—	—
Foreign currency	282	(9)	(489)	—	—	—	—
Forward foreign currency contracts	(998)	213	186	—	—	—	—
Futures/futures options contracts	(5,493)	1,206	(10,581)	—	—	3,829	21
Swap agreements	15,719	2,080	36,009	—	—	—	—
Net realized and unrealized gain (loss)	45,181	33,680	1,287	38,873	72,594	42,346	59,850
Change in net assets from operations	$115,876	$67,577	$56,981	$147,408	$168,271	$99,611	$64,464
(a) Affiliated income	$96	$297	$7	$2,703	$4,762	$1,941	$155

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/RAFI Multi-Factor U.S. Equity Fund	JNL/T. Rowe Price Balanced Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price U.S. High Yield Fund
Investment income
Dividends (a)	$50,467	$6,758	$137,541	$46,551	$42,998	$575	$1,368
Foreign taxes withheld	—	(180)	(1,182)	(538)	(92)	—	—
Interest	28	6,573	235,822	—	—	55,069	40,013
Securities lending (a)	113	72	746	96	403	15	398
Total investment income	50,608	13,223	372,927	46,109	43,309	55,659	41,779

Expenses
Advisory fees	3,666	2,549	62,458	37,564	29,457	4,459	2,410
Administrative fees	3,168	713	16,275	8,087	4,906	1,450	753
12b-1 fees (Class A)	6,272	1,415	34,296	21,865	14,614	3,711	507
Licensing fees paid to third parties	837	—	—	—	—	—	—
Legal fees	14	3	79	56	33	10	3
Board of trustee fees	139	—	—	192	93	29	15
Chief compliance officer fees	8	2	46	33	20	6	2
Other expenses	31	21	144	103	63	22	9
Total expenses	14,135	4,703	113,298	67,900	49,186	9,687	3,699
Expense waiver	—	(63)	(50)	—	—	—	(49)
Net expenses	14,135	4,640	113,248	67,900	49,186	9,687	3,650
Net investment income (loss)	36,473	8,583	259,679	(21,791)	(5,877)	45,972	38,129

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	134,522	3,730	35,775	724,000	405,230	(27,012)	(56,760)
Investments - affiliated	(78)	—	—	—	—	—	—
Written options	—	—	(17,170)	—	—	—	—
Foreign currency	—	(8)	(44)	21	—	—	—
Forward foreign currency contracts	—	(6)	(60)	(18)	—	—	—
Futures/futures options contracts	480	(358)	—	—	—	(4,048)	—
Swap agreements	—	—	—	—	—	(404)	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	65,934	64,505	1,790,976	2,624,432	535,773	51,996	82,496
Investments - affiliated	1,101	—	44	—	—	—	—
Written options	—	—	(27,882)	—	—	—	—
Foreign currency	—	12	29	1	—	—	—
Futures/futures options contracts	203	203	—	—	—	(236)	—
Swap agreements	—	—	—	—	—	(312)	—
Net realized and unrealized gain (loss)	202,162	68,078	1,781,668	3,348,436	941,003	19,984	25,736
Change in net assets from operations	$238,635	$76,661	$2,041,347	$3,326,645	$935,126	$65,956	$63,865
(a) Affiliated income	$407	$642	$38,624	$2,175	$9,104	$703	$1,604

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/T. Rowe Price Value Fund	JNL/WCM China Quality Growth Fund	JNL/WCM Focused International Equity Fund	JNL/Westchester Capital Event Driven Fund	JNL/Western Asset Global Multi-Sector Bond Fund	JNL/William Blair International Leaders Fund	JNL/WMC Balanced Fund
Investment income
Dividends (a)	$94,379	$126	$17,132	$888	$376	$13,151	$106,812
Foreign taxes withheld	(429)	(6)	(893)	(35)	(59)	(1,170)	(594)
Interest	1	—	—	2,470	23,868	—	118,599
Net prime broker interest income	—	—	—	481	—	—	—
Securities lending (a)	311	—	46	—	71	77	447
Total investment income	94,262	120	16,285	3,804	24,256	12,058	225,264

Expenses
Advisory fees	20,555	53	9,633	1,213	2,039	4,197	27,596
Administrative fees	4,250	9	2,165	116	582	1,221	8,130
12b-1 fees (Class A)	8,729	19	1,880	182	1,152	1,853	25,876
Legal fees	29	—	10	1	—	5	58
Board of trustee fees	65	—	30	4	47	29	94
Chief compliance officer fees	18	1	6	1	2	3	34
Dividends/interest on securities sold short	—	—	—	421	—	—	—
Net short holdings borrowing fees	—	—	—	27	—	—	—
Other expenses	74	3	18	2	—	39	116
Total expenses	33,720	85	13,742	1,967	3,822	7,347	61,904
Expense waiver	—	—	—	—	(23)	—	—
Net expenses	33,720	85	13,742	1,967	3,799	7,347	61,904
Net investment income (loss)	60,542	35	2,543	1,837	20,457	4,711	163,360

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	130,618	(497)	42,151	410	(17,467)	(58,699)	336,728
Securities sold short	—	—	—	(1,713)	—	—	—
Brokerage commissions recaptured	—	—	12	—	—	26	24
Purchased options	—	—	—	(1,546)	(164)	—	—
Written options	—	—	—	2,028	—	—	—
Foreign currency	1	(4)	110	(18)	356	(685)	(83)
Forward foreign currency contracts	—	—	(228)	57	(6,465)	(20)	14
Futures/futures options contracts	—	—	—	—	(1,588)	—	1,110
Swap agreements	—	—	—	1,240	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	310,061	(985)	176,079	4,390	33,322	154,925	570,665
Investment securities sold short	—	—	—	(450)	—	—	—
Purchased options	—	—	—	(564)	(27)	—	—
Written options	—	—	—	(307)	—	—	—
Foreign currency	11	2	93	—	(74)	90	92
Forward foreign currency contracts	—	—	—	(45)	1,655	3	(2)
Futures/futures options contracts	—	—	—	—	2,207	—	322
Swap agreements	—	—	—	1,387	—	—	—
Net realized and unrealized gain (loss)	440,691	(1,484)	218,217	4,869	11,755	95,640	908,870
Change in net assets from operations	$501,233	$(1,449)	$220,760	$6,706	$32,212	$100,351	$1,072,230
(a) Affiliated income	$1,031	$11	$2,521	$180	$623	$860	$5,262

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Operations (in thousands)

For the Year Ended December 31, 2023

	JNL/WMC Equity Income Fund	JNL/WMC Global Real Estate Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Investment income
Dividends (a)	$38,116	$21,810	$—	$35,282
Foreign taxes withheld	(349)	(630)	—	(192)
Interest	—	—	155,540	—
Securities lending (a)	168	84	—	12
Total investment income	37,935	21,264	155,540	35,102

Expenses
Advisory fees	5,247	3,786	4,804	5,243
Administrative fees	1,820	988	3,098	1,384
12b-1 fees (Class A)	2,277	1,962	8,524	2,293
Legal fees	8	4	21	9
Board of trustee fees	—	39	18	35
Chief compliance officer fees	5	3	12	6
Other expenses	2	—	29	20
Total expenses	9,359	6,782	16,506	8,990
Recovery of previously reimbursed
expenses	—	—	4,518	—
Net expenses	9,359	6,782	21,024	8,990
Net investment income (loss)	28,576	14,482	134,516	26,112

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	37,363	(68,118)	222	94,979
Brokerage commissions recaptured	8	12	—	18
Foreign currency	14	(220)	—	1
Forward foreign currency contracts	8	(42)	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	8,829	113,626	—	2,037
Foreign currency	13	11	—	30
Forward foreign currency contracts	—	(1)	—	—
Net realized and unrealized gain (loss)	46,235	45,268	222	97,065
Change in net assets from operations	$74,811	$59,750	$134,738	$123,177
(a) Affiliated income	$816	$538	$—	$662

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/American Funds Balanced Fund(a)	JNL/American Funds Bond Fund of America Fund(a)	JNL/American Funds Capital Income Builder Fund(a)	JNL/American Funds Capital World Bond Fund(a)	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth Fund(a)
Operations
Net investment income (loss)	$49,714	$10,631	$9,242	$(1,973)	$4,367	$(711)	$3,301
Net realized gain (loss)	100,390	(3,269)	2,222	(9,098)	62,078	(24,351)	242,040
Net change in unrealized appreciation
(depreciation)	198,777	5,661	19,281	30,156	95,816	119,459	1,102,651
Change in net assets from operations	348,881	13,023	30,745	19,085	162,261	94,397	1,347,992
Share transactions[1]
Proceeds from the sale of shares
Class A	391,246	247,088	79,278	38,881	182,055	86,458	1,068,594
Class I	8,628	10,034	1,709	1,247	6,494	2,858	27,266
Cost of shares redeemed
Class A	(413,963)	(73,311)	(70,850)	(66,891)	(143,907)	(122,309)	(703,705)
Class I	(10,151)	(3,762)	(1,561)	(1,422)	(5,293)	(2,623)	(20,332)
Change in net assets from
share transactions	(24,240)	180,049	8,576	(28,185)	39,349	(35,616)	371,823
Change in net assets	324,641	193,072	39,321	(9,100)	201,610	58,781	1,719,815
Net assets beginning of year	2,521,679	168,934	351,209	354,665	722,098	615,898	3,370,617
Net assets end of year	$2,846,320	$362,006	$390,530	$345,565	$923,708	$674,679	$5,090,432

[1]Share transactions
Shares sold
Class A	27,083	27,662	6,378	3,978	8,235	5,032	25,128
Class I	570	1,113	136	125	287	161	627
Shares redeemed
Class A	(28,571)	(8,255)	(5,688)	(6,867)	(6,553)	(7,111)	(16,462)
Class I	(667)	(419)	(124)	(142)	(235)	(148)	(460)
Change in shares
Class A	(1,488)	19,407	690	(2,889)	1,682	(2,079)	8,666
Class I	(97)	694	12	(17)	52	13	167
Purchases and sales of long term
investments
Purchase of securities	$243,903	$206,404	$40,522	$9,171	$147,133	$31,990	$695,567
Proceeds from sales of securities	$117,238	$15,669	$22,697	$39,327	$41,784	$60,298	$85,955

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL/American Funds Washington Mutual Investors Fund(a)	JNL/Mellon Bond Index Fund(a)	JNL/Mellon Emerging Markets Index Fund(a)	JNL/Mellon International Index Fund(a)
Operations
Net investment income (loss)	$91,795	$12,738	$13,741	$50,298	$(4,957)	$(4,815)	$52,161
Net realized gain (loss)	514,585	(26,943)	(262)	4,828	(9,984)	(26,427)	(19,323)
Net change in unrealized appreciation
(depreciation)	1,539,779	217,257	184,633	501,925	63,717	103,399	317,188
Change in net assets from operations	2,146,159	203,052	198,112	557,051	48,776	72,157	350,026
Share transactions[1]
Proceeds from the sale of shares
Class A	1,041,310	133,837	161,367	341,636	150,971	132,565	251,047
Class I	27,080	4,065	6,620	10,501	5,177	5,019	9,345
Cost of shares redeemed
Class A	(1,418,734)	(254,148)	(242,347)	(631,672)	(184,907)	(180,515)	(427,194)
Class I	(22,102)	(3,661)	(4,353)	(10,538)	(5,858)	(4,132)	(10,864)
Change in net assets from
share transactions	(372,446)	(119,907)	(78,713)	(290,073)	(34,617)	(47,063)	(177,666)
Change in net assets	1,773,713	83,145	119,399	266,978	14,159	25,094	172,360
Net assets beginning of year	8,549,147	1,369,650	1,310,765	3,492,742	1,016,461	817,282	2,126,395
Net assets end of year	$10,322,860	$1,452,795	$1,430,164	$3,759,720	$1,030,620	$842,376	$2,298,755

[1]Share transactions
Shares sold
Class A	29,375	9,031	10,427	10,549	13,604	12,564	17,553
Class I	734	267	415	316	446	472	618
Shares redeemed
Class A	(40,074)	(17,176)	(15,575)	(19,568)	(16,720)	(17,247)	(30,072)
Class I	(600)	(241)	(273)	(319)	(504)	(390)	(723)
Change in shares
Class A	(10,699)	(8,145)	(5,148)	(9,019)	(3,116)	(4,683)	(12,519)
Class I	134	26	142	(3)	(58)	82	(105)
Purchases and sales of long term
investments
Purchase of securities	$693,664	$34,477	$47,725	$122,806	$38,592	$42,491	$115,211
Proceeds from sales of securities	$490,663	$141,624	$112,664	$330,408	$78,159	$94,362	$240,675

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/Mellon S&P 400 MidCap Index Fund(a)	JNL/Mellon Small Cap Index Fund(a)	JNL Aggressive Growth Allocation Fund	JNL Conservative Allocation Fund	JNL Growth Allocation Fund	JNL Moderate Allocation Fund	JNL Moderate Growth Allocation Fund
Operations
Net investment income (loss)	$(14,338)	$(10,844)	$765	$(1,763)	$425	$(3,602)	$(3,030)
Net realized gain (loss)	(10,661)	(16,576)	51,333	575	93,289	52,559	118,571
Net change in unrealized appreciation
(depreciation)	493,666	380,779	184,964	53,560	358,251	189,175	370,749
Change in net assets from operations	468,667	353,359	237,062	52,372	451,965	238,132	486,290
Share transactions[1]
Proceeds from the sale of shares
Class A	393,965	364,028	127,229	93,121	177,615	129,213	157,809
Class I	14,436	13,755	1,783	2,320	2,636	2,586	1,840
Cost of shares redeemed
Class A	(560,876)	(443,955)	(256,910)	(147,629)	(492,097)	(370,270)	(620,846)
Class I	(17,636)	(12,190)	(2,424)	(1,882)	(4,528)	(1,874)	(1,738)
Change in net assets from
share transactions	(170,111)	(78,362)	(130,322)	(54,070)	(316,374)	(240,345)	(462,935)
Change in net assets	298,556	274,997	106,740	(1,698)	135,591	(2,213)	23,355
Net assets beginning of year	3,066,038	2,331,036	1,351,991	592,782	2,889,979	2,121,292	3,784,785
Net assets end of year	$3,364,594	$2,606,033	$1,458,731	$591,084	$3,025,570	$2,119,079	$3,808,140

[1]Share transactions
Shares sold
Class A	13,697	15,391	7,425	7,211	10,199	8,342	9,300
Class I	483	560	102	177	151	165	107
Shares redeemed
Class A	(19,465)	(18,786)	(15,022)	(11,392)	(28,262)	(23,924)	(36,613)
Class I	(594)	(498)	(140)	(142)	(252)	(119)	(102)
Change in shares
Class A	(5,768)	(3,395)	(7,597)	(4,181)	(18,063)	(15,582)	(27,313)
Class I	(111)	62	(38)	35	(101)	46	5
Purchases and sales of long term
investments
Purchase of securities	$73,424	$83,598	$239,212	$141,574	$361,346	$319,932	$384,873
Proceeds from sales of securities	$257,818	$172,759	$349,575	$196,158	$641,856	$553,937	$820,516

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/American Funds Growth Allocation Fund	JNL/American Funds Moderate Growth Allocation Fund	JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/Goldman Sachs Managed Conservative Fund	JNL/Goldman Sachs Managed Growth Fund	JNL/Goldman Sachs Managed Moderate Fund	JNL/Goldman Sachs Managed Moderate Growth Fund
Operations
Net investment income (loss)	$54,539	$48,131	$(3,905)	$(2,831)	$(9,150)	$(5,444)	$(10,307)
Net realized gain (loss)	120,561	25,366	89,396	11,100	178,524	46,294	146,903
Net change in unrealized appreciation
(depreciation)	376,326	242,342	333,183	57,309	604,784	180,471	467,055
Change in net assets from operations	551,426	315,839	418,674	65,578	774,158	221,321	603,651
Share transactions[1]
Proceeds from the sale of shares
Class A	395,350	191,825	129,201	67,847	194,428	51,033	124,787
Class I	9,897	4,220	5,912	225	3,255	698	738
Cost of shares redeemed
Class A	(527,852)	(407,663)	(340,326)	(196,385)	(718,374)	(349,646)	(684,853)
Class I	(7,877)	(3,980)	(6,114)	(1,095)	(2,832)	(593)	(1,057)
Change in net assets from
share transactions	(130,482)	(215,598)	(211,327)	(129,408)	(523,523)	(298,508)	(560,385)
Change in net assets	420,944	100,241	207,347	(63,830)	250,635	(77,187)	43,266
Net assets beginning of year	3,270,101	2,395,065	1,983,473	851,391	4,105,807	1,985,653	4,049,638
Net assets end of year	$3,691,045	$2,495,306	$2,190,820	$787,561	$4,356,442	$1,908,466	$4,092,904

[1]Share transactions
Shares sold
Class A	17,440	10,030	4,078	4,686	7,555	2,825	5,627
Class I	429	220	181	15	122	39	33
Shares redeemed
Class A	(23,331)	(21,348)	(10,747)	(13,591)	(27,758)	(19,407)	(30,948)
Class I	(343)	(207)	(188)	(74)	(106)	(33)	(47)
Change in shares
Class A	(5,891)	(11,318)	(6,669)	(8,905)	(20,203)	(16,582)	(25,321)
Class I	86	13	(7)	(59)	16	6	(14)
Purchases and sales of long term
investments
Purchase of securities	$883,844	$584,474	$148,827	$171,093	$310,196	$279,127	$365,682
Proceeds from sales of securities	$871,568	$707,387	$352,185	$303,267	$827,811	$581,626	$922,170

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/Vanguard Growth ETF Allocation Fund	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL Bond Index Fund
Operations
Net investment income (loss)	$5,789	$5,030	$6,770	$40,826	$12,654	$20,005	$30,745
Net realized gain (loss)	2,335	(293)	1,908	13,761	(3,171)	6,554	(25,568)
Net change in unrealized appreciation
(depreciation)	33,211	13,278	26,166	211,492	41,415	76,879	49,264
Change in net assets from operations	41,335	18,015	34,844	266,079	50,898	103,438	54,441
Distributions to shareholders
From distributable earnings
Class A	(10,317)	(4,388)	(12,386)	—	—	—	—
Class I	(246)	(211)	(375)	—	—	—	—
Total distributions to shareholders	(10,563)	(4,599)	(12,761)	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	46,093	34,315	39,692	184,066	85,423	99,374	—
Class I	2,300	915	1,050	9,623	2,567	4,388	161,203
Reinvestment of distributions
Class A	10,317	4,388	12,386	—	—	—	—
Class I	246	211	375	—	—	—	—
Cost of shares redeemed
Class A	(52,141)	(41,403)	(52,656)	(328,090)	(87,456)	(130,563)	—
Class I	(2,120)	(767)	(1,818)	(11,985)	(3,971)	(10,131)	(197,054)
Change in net assets from
share transactions	4,695	(2,341)	(971)	(146,386)	(3,437)	(36,932)	(35,851)
Change in net assets	35,467	11,075	21,112	119,693	47,461	66,506	18,590
Net assets beginning of year	298,546	192,190	303,701	1,941,519	509,030	866,591	1,021,370
Net assets end of year	$334,013	$203,265	$324,813	$2,061,212	$556,491	$933,097	$1,039,960

[1]Share transactions
Shares sold
Class A	3,245	3,021	3,078	13,510	7,264	7,841	—
Class I	159	80	81	690	213	342	18,087
Reinvestment of distributions
Class A	721	384	965	—	—	—	—
Class I	17	18	29	—	—	—	—
Shares redeemed
Class A	(3,665)	(3,639)	(4,084)	(24,118)	(7,445)	(10,325)	—
Class I	(150)	(66)	(139)	(853)	(330)	(778)	(22,178)
Change in shares
Class A	301	(234)	(41)	(10,608)	(181)	(2,484)	—
Class I	26	32	(29)	(163)	(117)	(436)	(4,091)
Purchases and sales of long term
investments
Purchase of securities	$59,197	$42,632	$52,214	$302,341	$124,365	$177,134	$76,947
Purchase of U.S. government securities	—	—	—	—	—	—	665,384 (a)
Total purchases	$59,197	$42,632	$52,214	$302,341	$124,365	$177,134	$742,331
Proceeds from sales of securities	$56,997	$40,274	$56,661	$408,010	$114,993	$194,575	$90,948
Proceeds from sales of U.S. government
securities	—	—	—	—	—	—	654,666 (a)
Total proceeds from sales	$56,997	$40,274	$56,661	$408,010	$114,993	$194,575	$745,614
Securities sold short covers	$—	$7	$—	$—	$—	$—	$19,893
Securities sold short proceeds	$—	$7	$—	$—	$—	$—	$23,600

(a)	Amounts exclude $490,136 and $488,363 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL Emerging Markets Index Fund	JNL International Index Fund	JNL Mid Cap Index Fund	JNL Small Cap Index Fund	JNL Multi-Manager Alternative Fund	JNL Multi-Manager Emerging Markets Equity Fund	JNL Multi-Manager International Small Cap Fund
Operations
Net investment income (loss)	$23,843	$65,689	$50,534	$39,576	$7,895	$13,316	$12,381
Net realized gain (loss)	(19,547)	31,490	(94,724)	(136,360)	(26,803)	(35,644)	(16,824)
Net change in unrealized appreciation
(depreciation)	72,669	265,051	527,826	459,589	133,793	111,925	132,305
Change in net assets from operations	76,965	362,230	483,636	362,805	114,885	89,597	127,862
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(8,878)	(11,402)
Class I	—	(63,488)	—	—	—	(5,283)	(6,653)
Total distributions to shareholders	—	(63,488)	—	—	—	(14,161)	(18,055)
Share transactions[1]
Proceeds from the sale of shares
Class A	—	—	—	—	27,921	62,760	51,858
Class I	138,551	264,010	411,520	380,607	37,694	19,408	44,391
Reinvestment of distributions
Class A	—	—	—	—	—	8,878	11,402
Class I	—	63,488	—	—	—	5,283	6,653
Cost of shares redeemed
Class A	—	—	—	—	(52,495)	(123,643)	(75,338)
Class I	(189,734)	(450,265)	(593,232)	(467,650)	(213,776)	(45,467)	(55,669)
Change in net assets from
share transactions	(51,183)	(122,767)	(181,712)	(87,043)	(200,656)	(72,781)	(16,703)
Change in net assets	25,782	175,975	301,924	275,762	(85,771)	2,655	93,104
Net assets beginning of year	818,930	2,129,382	3,069,360	2,335,017	1,080,012	930,173	590,923
Net assets end of year	$844,712	$2,305,357	$3,371,284	$2,610,779	$994,241	$932,828	$684,027

[1]Share transactions
Shares sold
Class A	—	—	—	—	2,484	7,683	5,181
Class I	17,551	28,250	42,911	41,625	3,295	2,354	4,195
Reinvestment of distributions
Class A	—	—	—	—	—	1,110	1,109
Class I	—	6,761	—	—	—	659	641
Shares redeemed
Class A	—	—	—	—	(4,669)	(15,218)	(7,476)
Class I	(24,205)	(48,519)	(61,756)	(51,197)	(18,688)	(5,521)	(5,434)
Change in shares
Class A	—	—	—	—	(2,185)	(6,425)	(1,186)
Class I	(6,654)	(13,508)	(18,845)	(9,572)	(15,393)	(2,508)	(598)
Purchases and sales of long term
investments
Purchase of securities	$96,410	$144,518	$587,591	$848,600	$773,700	$375,611	$428,215
Purchase of U.S. government securities	—	—	—	—	115,585	—	—
Total purchases	$96,410	$144,518	$587,591	$848,600	$889,285	$375,611	$428,215
Proceeds from sales of securities	$128,482	$263,049	$721,591	$892,591	$1,002,957	$458,027	$455,256
Proceeds from sales of U.S. government
securities	—	—	—	—	147,897	—	—
Total proceeds from sales	$128,482	$263,049	$721,591	$892,591	$1,150,854	$458,027	$455,256
Securities sold short covers	$—	$—	$—	$—	$726,492	$—	$—
Securities sold short proceeds	$—	$—	$—	$—	$757,455	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL Multi-Manager U.S. Select Equity Fund	JNL S&P 500 Index Fund	JNL/AB Sustainable Global Thematic Fund	JNL/AQR Large Cap Defensive Style Fund
Operations
Net investment income (loss)	$11,657	$(8,437)	$7,362	$1,355	$5,264	$31	$5,094
Net realized gain (loss)	5,376	(202,212)	50,355	(3,823)	3,290	(107)	(4,441)
Net change in unrealized appreciation
(depreciation)	160,120	543,653	264,673	80,810	68,070	2,627	38,626
Change in net assets from operations	177,153	333,004	322,390	78,342	76,624	2,551	39,279
Share transactions[1]
Proceeds from the sale of shares
Class A	117,345	295,270	179,210	—	—	8,153	61,364
Class I	58,129	42,194	49,647	100,356	90,736	721	3,589
Cost of shares redeemed
Class A	(114,637)	(360,917)	(257,445)	—	—	(6,075)	(96,799)
Class I	(132,412)	(61,894)	(104,998)	(77,192)	(70,093)	(377)	(3,550)
Change in net assets from
share transactions	(71,575)	(85,347)	(133,586)	23,164	20,643	2,422	(35,396)
Change in net assets	105,578	247,657	188,804	101,506	97,267	4,973	3,883
Net assets beginning of year	1,429,352	2,082,693	1,604,944	333,168	278,987	14,053	389,528
Net assets end of year	$1,534,930	$2,330,350	$1,793,748	$434,674	$376,254	$19,026	$393,411

[1]Share transactions
Shares sold
Class A	6,683	8,165	10,228	—	—	820	4,466
Class I	3,228	1,086	2,724	9,010	4,862	70	257
Shares redeemed
Class A	(6,524)	(10,070)	(14,786)	—	—	(599)	(6,993)
Class I	(7,219)	(1,563)	(5,716)	(7,017)	(3,714)	(35)	(252)
Change in shares
Class A	159	(1,905)	(4,558)	—	—	221	(2,527)
Class I	(3,991)	(477)	(2,992)	1,993	1,148	35	5
Purchases and sales of long term
investments
Purchase of securities	$624,377	$1,158,682	$379,325	$448,068	$60,501	$10,807	$88,564
Proceeds from sales of securities	$667,060	$1,244,343	$500,066	$420,476	$30,670	$7,921	$104,325

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/Baillie Gifford International Growth Fund	JNL/Baillie Gifford U.S. Equity Growth Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund
Operations
Net investment income (loss)	$(1,040)	$(400)	$65,130	$35,538	$(2,777)	$36,031	$35
Net realized gain (loss)	(82,689)	(29,697)	66,479	5,822	141,031	142,169	85,903
Net change in unrealized appreciation
(depreciation)	175,198	60,675	238,714	(68,245)	1,395,884	220,844	452,625
Change in net assets from operations	91,469	30,578	370,323	(26,885)	1,534,138	399,044	538,563
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(11,385)	—
Class I	—	—	—	—	—	(17,306)	—
Total distributions to shareholders	—	—	—	—	—	(28,691)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	165,012	13,438	117,458	116,576	457,751	332,625	233,269
Class I	4,208	17,580	8,793	30,733	88,392	313,685	85,286
Reinvestment of distributions
Class A	—	—	—	—	—	11,385	—
Class I	—	—	—	—	—	17,306	—
Cost of shares redeemed
Class A	(197,181)	(8,622)	(465,361)	(514,593)	(581,575)	(210,775)	(136,981)
Class I	(5,920)	(23,296)	(105,948)	(183,707)	(327,052)	(306,410)	(372,571)
Change in net assets from
share transactions	(33,881)	(900)	(445,058)	(550,991)	(362,484)	157,816	(190,997)
Change in net assets	57,588	29,678	(74,735)	(577,876)	1,171,654	528,169	347,566
Net assets beginning of year	699,041	65,791	2,888,394	1,601,813	3,205,890	1,361,562	1,268,127
Net assets end of year	$756,629	$95,469	$2,813,659	$1,023,937	$4,377,544	$1,889,731	$1,615,693

[1]Share transactions
Shares sold
Class A	14,500	2,784	7,706	9,068	7,802	18,923	12,378
Class I	369	3,331	569	2,341	1,407	17,178	4,434
Reinvestment of distributions
Class A	—	—	—	—	—	619	—
Class I	—	—	—	—	—	912	—
Shares redeemed
Class A	(17,588)	(1,732)	(30,604)	(40,290)	(9,876)	(11,893)	(7,192)
Class I	(526)	(4,503)	(6,655)	(13,813)	(5,194)	(17,093)	(19,424)
Change in shares
Class A	(3,088)	1,052	(22,898)	(31,222)	(2,074)	7,649	5,186
Class I	(157)	(1,172)	(6,086)	(11,472)	(3,787)	997	(14,990)
Purchases and sales of long term
investments
Purchase of securities	$116,193	$25,891	$2,475,525	$547,178	$839,715	$942,336	$172,337
Purchase of U.S. government securities	—	—	3,052,223	—	—	—	—
Total purchases	$116,193	$25,891	$5,527,748	$547,178	$839,715	$942,336	$172,337
Proceeds from sales of securities	$149,902	$26,355	$2,558,963	$1,033,510	$1,198,217	$783,802	$361,396
Proceeds from sales of U.S. government
securities	—	—	3,249,170	—	—	—	—
Total proceeds from sales	$149,902	$26,355	$5,808,133	$1,033,510	$1,198,217	$783,802	$361,396
Securities sold short covers	$—	$—	$53,290	$—	$—	$—	$—
Securities sold short proceeds	$—	$—	$69,227	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/DFA International Core Equity Fund	JNL/DFA U.S. Core Equity Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/DoubleLine Total Return Fund
Operations
Net investment income (loss)	$6,282	$12,600	$2,677	$121,054	$30,687	$76,408	$82,145
Net realized gain (loss)	(3,460)	110,868	11,418	(149,298)	(52,556)	146,584	(111,256)
Net change in unrealized appreciation
(depreciation)	35,086	137,986	65,294	196,833	73,310	237,567	135,864
Change in net assets from operations	37,908	261,454	79,389	168,589	51,441	460,559	106,753
Distributions to shareholders
From distributable earnings
Class A	(4,873)	—	—	—	—	—	—
Class I	(342)	—	—	—	—	—	—
Total distributions to shareholders	(5,215)	—	—	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	112,598	146,216	189,187	202,762	19,837	237,721	125,604
Class I	9,297	13,806	7,859	419,503	16,220	25,105	384,953
Reinvestment of distributions
Class A	4,873	—	—	—	—	—	—
Class I	342	—	—	—	—	—	—
Cost of shares redeemed
Class A	(64,150)	(279,787)	(162,752)	(340,455)	(29,772)	(354,393)	(164,399)
Class I	(7,128)	(30,418)	(5,695)	(162,150)	(72,333)	(66,969)	(340,585)
Change in net assets from
share transactions	55,832	(150,183)	28,599	119,660	(66,048)	(158,536)	5,573
Change in net assets	88,525	111,271	107,988	288,249	(14,607)	302,023	112,326
Net assets beginning of year	217,947	1,244,340	489,788	2,734,871	571,614	1,743,589	2,039,019
Net assets end of year	$306,472	$1,355,611	$597,776	$3,023,120	$557,007	$2,045,612	$2,151,345

[1]Share transactions
Shares sold
Class A	10,614	6,791	17,202	16,609	1,843	11,668	12,304
Class I	863	591	712	31,333	1,518	1,189	37,110
Reinvestment of distributions
Class A	455	—	—	—	—	—	—
Class I	32	—	—	—	—	—	—
Shares redeemed
Class A	(6,045)	(12,911)	(15,231)	(27,960)	(2,773)	(17,373)	(16,130)
Class I	(673)	(1,284)	(520)	(12,234)	(6,732)	(3,143)	(32,895)
Change in shares
Class A	5,024	(6,120)	1,971	(11,351)	(930)	(5,705)	(3,826)
Class I	222	(693)	192	19,099	(5,214)	(1,954)	4,215
Purchases and sales of long term
investments
Purchase of securities	$124,574	$76,698	$155,318	$1,033,618	$232,830	$334,075	$423,621
Purchase of U.S. government securities	—	—	—	3,211,367	—	1,030,077	977,345
Total purchases	$124,574	$76,698	$155,318	$4,244,985	$232,830	$1,364,152	$1,400,966
Proceeds from sales of securities	$69,554	$217,227	$124,040	$845,481	$277,620	$445,556	$423,471
Proceeds from sales of U.S. government
securities	—	—	—	3,091,165	—	935,580	875,546
Total proceeds from sales	$69,554	$217,227	$124,040	$3,936,646	$277,620	$1,381,136	$1,299,017

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/Fidelity Institutional Asset Management Total Bond Fund	JNL/First Sentier Global Infrastructure Fund	JNL/Franklin Templeton Income Fund	JNL/Goldman Sachs 4 Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund
Operations
Net investment income (loss)	$62,361	$21,741	$80,308	$92,126	$22,746	$10,155	$5,140
Net realized gain (loss)	(36,046)	(12,407)	(2,726)	101,367	(12,970)	38,716	(22,973)
Net change in unrealized appreciation
(depreciation)	67,338	13,269	43,892	478,781	177,213	91,877	36,984
Change in net assets from operations	93,653	22,603	121,474	672,274	186,989	140,748	19,151
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(9,862)	(2,133)
Class I	—	—	—	—	—	(8,426)	(2,520)
Total distributions to shareholders	—	—	—	—	—	(18,288)	(4,653)
Share transactions[1]
Proceeds from the sale of shares
Class A	128,930	63,349	133,634	262,735	108,299	102,950	30,164
Class I	282,851	26,352	1,728	5,691	86,537	53,238	19,551
Reinvestment of distributions
Class A	—	—	—	—	—	9,862	2,133
Class I	—	—	—	—	—	8,426	2,520
Cost of shares redeemed
Class A	(146,619)	(151,281)	(313,551)	(985,128)	(83,961)	(141,623)	(41,232)
Class I	(79,155)	(121,252)	(2,920)	(7,613)	(111,758)	(77,435)	(43,974)
Change in net assets from
share transactions	186,007	(182,832)	(181,109)	(724,315)	(883)	(44,582)	(30,838)
Change in net assets	279,660	(160,229)	(59,635)	(52,041)	186,106	77,878	(16,340)
Net assets beginning of year	1,288,927	916,780	1,605,294	5,134,049	647,559	720,881	226,308
Net assets end of year	$1,568,587	$756,551	$1,545,659	$5,082,008	$833,665	$798,759	$209,968

[1]Share transactions
Shares sold
Class A	11,264	3,798	9,264	8,355	8,838	8,090	3,328
Class I	23,841	1,541	123	180	6,579	4,073	2,118
Reinvestment of distributions
Class A	—	—	—	—	—	778	236
Class I	—	—	—	—	—	663	277
Shares redeemed
Class A	(12,834)	(9,077)	(21,783)	(31,266)	(6,824)	(11,078)	(4,586)
Class I	(6,780)	(6,985)	(210)	(241)	(8,758)	(6,027)	(4,758)
Change in shares
Class A	(1,570)	(5,279)	(12,519)	(22,911)	2,014	(2,210)	(1,022)
Class I	17,061	(5,444)	(87)	(61)	(2,179)	(1,291)	(2,363)
Purchases and sales of long term
investments
Purchase of securities	$664,756	$339,510	$443,294	$2,921,812	$507,215	$286,163	$325,652
Purchase of U.S. government securities	330,989 (a)	—	70,477	—	—	—	—
Total purchases	$995,745	$339,510	$513,771	$2,921,812	$507,215	$286,163	$325,652
Proceeds from sales of securities	$551,645	$492,852	$800,582	$3,535,318	$481,118	$353,396	$356,199
Proceeds from sales of U.S. government
securities	244,043 (a)	—	39,980	—	—	—	—
Total proceeds from sales	$795,688	$492,852	$840,562	$3,535,318	$481,118	$353,396	$356,199
Securities sold short covers	$94,689	$—	$264	$—	$—	$—	$—
Securities sold short proceeds	$91,098	$—	$507	$—	$—	$—	$—

(a)	Amounts exclude $2,793,241 and $2,691,325 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/Invesco Diversified Dividend Fund	JNL/Invesco Global Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Global Allocation Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
Operations
Net investment income (loss)	$18,369	$(235)	$(6,222)	$23,956	$5,594	$(7,709)	$42,351
Net realized gain (loss)	27,072	107,385	(45,013)	(36,562)	(33,481)	75,446	(10,035)
Net change in unrealized appreciation
(depreciation)	40,001	353,640	237,616	131,977	143,755	547,528	33,000
Change in net assets from operations	85,442	460,790	186,381	119,371	115,868	615,265	65,316
Share transactions[1]
Proceeds from the sale of shares
Class A	79,794	93,855	235,353	41,836	237,739	449,107	201,002
Class I	16,850	23,298	7,904	251	15,141	26,562	23,010
Cost of shares redeemed
Class A	(154,012)	(247,155)	(300,636)	(174,142)	(188,599)	(449,399)	(245,274)
Class I	(49,255)	(79,289)	(4,496)	(604)	(30,963)	(63,332)	(61,149)
Change in net assets from
share transactions	(106,623)	(209,291)	(61,875)	(132,659)	33,318	(37,062)	(82,411)
Change in net assets	(21,181)	251,499	124,506	(13,288)	149,186	578,203	(17,095)
Net assets beginning of year	1,056,690	1,417,984	1,579,670	1,017,543	735,159	2,665,092	1,604,185
Net assets end of year	$1,035,509	$1,669,483	$1,704,176	$1,004,255	$884,345	$3,243,295	$1,587,090

[1]Share transactions
Shares sold
Class A	5,837	4,184	7,693	3,269	17,575	8,193	15,840
Class I	1,202	1,021	244	19	1,116	459	1,701
Shares redeemed
Class A	(11,283)	(11,107)	(9,851)	(13,592)	(14,036)	(8,222)	(19,437)
Class I	(3,490)	(3,466)	(140)	(46)	(2,282)	(1,080)	(4,556)
Change in shares
Class A	(5,446)	(6,923)	(2,158)	(10,323)	3,539	(29)	(3,597)
Class I	(2,288)	(2,445)	104	(27)	(1,166)	(621)	(2,855)
Purchases and sales of long term
investments
Purchase of securities	$443,283	$107,458	$1,015,455	$1,233,694	$376,013	$1,461,579	$42,030
Purchase of U.S. government securities	—	—	—	28,261	—	—	162,946
Total purchases	$443,283	$107,458	$1,015,455	$1,261,955	$376,013	$1,461,579	$204,976
Proceeds from sales of securities	$520,177	$308,449	$1,083,915	$1,298,704	$377,986	$1,479,910	$85,936
Proceeds from sales of U.S. government
securities	—	—	—	38,023	—	—	136,800
Total proceeds from sales	$520,177	$308,449	$1,083,915	$1,336,727	$377,986	$1,479,910	$222,736
Securities sold short covers	$—	$—	$—	$794	$118,314	$—	$—
Securities sold short proceeds	$—	$—	$—	$—	$71,237	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/JPMorgan U.S. Value Fund	JNL/Lazard International Strategic Equity Fund	JNL/Loomis Sayles Global Growth Fund	JNL/Lord Abbett Short Duration Income Fund	JNL/Mellon Communication Services Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund	JNL/Mellon Consumer Staples Sector Fund
Operations
Net investment income (loss)	$24,745	$6,339	$509	$42,022	$1,108	$5,994	$9,206
Net realized gain (loss)	62,449	(2,938)	9,070	(22,925)	4,430	50,243	27,129
Net change in unrealized appreciation
(depreciation)	52,171	71,016	178,351	30,896	134,481	380,384	(29,499)
Change in net assets from operations	139,365	74,417	187,930	49,993	140,019	436,621	6,836
Distributions to shareholders
From distributable earnings
Class A	—	(1,511)	(13,598)	(11,969)	—	—	—
Class I	—	(5,299)	(9,123)	(10,454)	—	—	—
Total distributions to shareholders	—	(6,810)	(22,721)	(22,423)	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	113,075	32,015	130,626	201,974	347,221	373,794	108,428
Class I	55,676	15,552	73,410	44,738	9,079	9,761	5,429
Reinvestment of distributions
Class A	—	1,511	13,598	11,969	—	—	—
Class I	—	5,299	9,123	10,454	—	—	—
Cost of shares redeemed
Class A	(223,007)	(26,477)	(116,199)	(173,891)	(120,915)	(343,906)	(290,442)
Class I	(80,909)	(61,184)	(94,862)	(509,623)	(5,760)	(12,505)	(10,277)
Change in net assets from
share transactions	(135,165)	(33,284)	15,696	(414,379)	229,625	27,144	(186,862)
Change in net assets	4,200	34,323	180,905	(386,809)	369,644	463,765	(180,026)
Net assets beginning of year	1,623,338	462,870	527,377	1,129,726	166,323	1,106,369	572,413
Net assets end of year	$1,627,538	$497,193	$708,282	$742,917	$535,967	$1,570,134	$392,387

[1]Share transactions
Shares sold
Class A	7,527	2,194	9,216	20,080	22,028	10,579	7,144
Class I	3,556	1,071	4,902	4,414	613	268	353
Reinvestment of distributions
Class A	—	103	911	1,197	—	—	—
Class I	—	360	602	1,040	—	—	—
Shares redeemed
Class A	(14,848)	(1,822)	(8,200)	(17,292)	(7,386)	(9,598)	(19,136)
Class I	(5,178)	(4,195)	(6,636)	(50,177)	(377)	(344)	(665)
Change in shares
Class A	(7,321)	475	1,927	3,985	14,642	981	(11,992)
Class I	(1,622)	(2,764)	(1,132)	(44,723)	236	(76)	(312)
Purchases and sales of long term
investments
Purchase of securities	$210,372	$187,321	$99,301	$524,981	$271,333	$244,562	$57,675
Purchase of U.S. government securities	—	—	—	60,295	—	—	—
Total purchases	$210,372	$187,321	$99,301	$585,276	$271,333	$244,562	$57,675
Proceeds from sales of securities	$300,038	$223,149	$108,376	$797,959	$43,964	$210,006	$238,475
Proceeds from sales of U.S. government
securities	—	—	—	142,100	—	—	—
Total proceeds from sales	$300,038	$223,149	$108,376	$940,059	$43,964	$210,006	$238,475

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/Mellon Dow Index Fund	JNL/Mellon Energy Sector Fund	JNL/Mellon Financial Sector Fund	JNL/Mellon Healthcare Sector Fund	JNL/Mellon Industrials Sector Fund	JNL/Mellon Information Technology Sector Fund	JNL/Mellon Materials Sector Fund
Operations
Net investment income (loss)	$18,538	$64,664	$18,283	$33,735	$2,192	$11,973	$2,343
Net realized gain (loss)	49,987	445,710	34,073	210,500	4,006	215,918	(6,222)
Net change in unrealized appreciation
(depreciation)	107,366	(572,282)	118,402	(202,435)	30,114	1,843,558	26,998
Change in net assets from operations	175,891	(61,908)	170,758	41,800	36,312	2,071,449	23,119
Share transactions[1]
Proceeds from the sale of shares
Class A	161,809	389,818	168,189	345,081	99,701	992,498	97,486
Class I	6,482	15,773	6,044	10,899	2,752	25,010	4,195
Cost of shares redeemed
Class A	(300,859)	(1,283,016)	(428,036)	(760,060)	(99,007)	(935,425)	(133,766)
Class I	(7,108)	(21,106)	(8,798)	(12,743)	(3,396)	(22,621)	(5,052)
Change in net assets from
share transactions	(139,676)	(898,531)	(262,601)	(416,823)	50	59,462	(37,137)
Change in net assets	36,215	(960,439)	(91,843)	(375,023)	36,362	2,130,911	(14,018)
Net assets beginning of year	1,250,090	2,925,678	1,372,448	3,702,087	188,804	3,529,075	191,871
Net assets end of year	$1,286,305	$1,965,239	$1,280,605	$3,327,064	$225,166	$5,659,986	$177,853

[1]Share transactions
Shares sold
Class A	3,893	10,868	9,843	8,383	6,221	25,822	6,437
Class I	151	428	347	261	167	627	273
Shares redeemed
Class A	(7,269)	(36,564)	(25,536)	(18,423)	(6,266)	(24,239)	(8,898)
Class I	(166)	(583)	(510)	(302)	(213)	(565)	(330)
Change in shares
Class A	(3,376)	(25,696)	(15,693)	(10,040)	(45)	1,583	(2,461)
Class I	(15)	(155)	(163)	(41)	(46)	62	(57)
Purchases and sales of long term
investments
Purchase of securities	$—	$93,408	$43,266	$128,741	$64,476	$457,091	$64,129
Proceeds from sales of securities	$113,806	$927,018	$283,886	$506,217	$62,780	$388,354	$97,692

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/Mellon Nasdaq 100 Index Fund	JNL/Mellon Real Estate Sector Fund	JNL/Mellon S&P 500 Index Fund	JNL/Mellon U.S. Stock Market Index Fund	JNL/Mellon Utilities Sector Fund	JNL/Mellon World Index Fund	JNL/MFS Mid Cap Value Fund
Operations
Net investment income (loss)	$22,660	$5,033	$141,066	$49,063	$13,189	$5,546	$24,311
Net realized gain (loss)	857,004	(5,347)	186,326	(40,647)	5,775	6,419	108,009
Net change in unrealized appreciation
(depreciation)	1,586,799	18,468	2,385,570	1,086,206	(64,255)	67,228	87,975
Change in net assets from operations	2,466,463	18,154	2,712,962	1,094,622	(45,291)	79,193	220,295
Share transactions[1]
Proceeds from the sale of shares
Class A	1,575,547	45,147	1,854,438	271,759	87,866	52,504	193,880
Class I	40,812	3,305	358	6,057	4,553	2,594	10,002
Cost of shares redeemed
Class A	(1,143,986)	(58,515)	(2,064,708)	(938,369)	(302,696)	(82,700)	(486,875)
Class I	(33,218)	(4,073)	(1,238)	(10,756)	(6,941)	(2,595)	(12,143)
Change in net assets from
share transactions	439,155	(14,136)	(211,150)	(671,309)	(217,218)	(30,197)	(295,136)
Change in net assets	2,905,618	4,018	2,501,812	423,313	(262,509)	48,996	(74,841)
Net assets beginning of year	4,353,931	185,463	10,658,483	4,580,901	661,894	354,305	2,019,519
Net assets end of year	$7,259,549	$189,481	$13,160,295	$5,004,214	$399,385	$403,301	$1,944,678

[1]Share transactions
Shares sold
Class A	31,061	3,681	55,532	15,250	4,971	1,550	11,562
Class I	1,223	267	10	329	254	78	581
Shares redeemed
Class A	(22,220)	(4,836)	(61,760)	(52,975)	(17,020)	(2,450)	(29,177)
Class I	(979)	(336)	(35)	(598)	(388)	(79)	(712)
Change in shares
Class A	8,841	(1,155)	(6,228)	(37,725)	(12,049)	(900)	(17,615)
Class I	244	(69)	(25)	(269)	(134)	(1)	(131)
Purchases and sales of long term
investments
Purchase of securities	$1,752,604	$26,579	$363,369	$115,515	$24,982	$9,983	$364,761
Proceeds from sales of securities	$1,282,264	$34,852	$367,775	$742,937	$224,736	$30,312	$622,538

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/Morningstar PitchBook Listed Private Equity Index Fund	JNL/Morningstar U.S. Sustainability Index Fund	JNL/Morningstar Wide Moat Index Fund	JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Gold Plus Strategy Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Newton Equity Income Fund
Operations
Net investment income (loss)	$241	$2,554	$11,318	$11,443	$932	$32,241	$28,201
Net realized gain (loss)	(1,278)	10,293	97,805	(21,305)	1,049	(33,589)	48,712
Net change in unrealized appreciation
(depreciation)	4,693	48,723	179,362	(7,421)	124	64,345	101,015
Change in net assets from operations	3,656	61,570	288,485	(17,283)	2,105	62,997	177,928
Distributions to shareholders
From distributable earnings
Class A	—	—	(37,890)	—	—	—	—
Class I	—	—	(22,897)	—	—	—	—
Total distributions to shareholders	—	—	(60,787)	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	6,448	98,636	537,117	9,287	36,282	155,245	561,668
Class I	—	3,290	107,389	15,858	—	6,561	20,211
Reinvestment of distributions
Class A	—	—	37,890	—	—	—	—
Class I	—	—	22,897	—	—	—	—
Cost of shares redeemed
Class A	(2,855)	(75,299)	(200,102)	(29,882)	(24,060)	(153,778)	(699,975)
Class I	—	(1,538)	(129,676)	(240,183)	—	(17,573)	(31,520)
Change in net assets from
share transactions	3,593	25,089	375,515	(244,920)	12,222	(9,545)	(149,616)
Change in net assets	7,249	86,659	603,213	(262,203)	14,327	53,452	28,312
Net assets beginning of year	7,520	228,756	788,942	382,767	16,600	645,297	1,872,585
Net assets end of year	$14,769	$315,415	$1,392,155	$120,564	$30,927	$698,749	$1,900,897

[1]Share transactions
Shares sold
Class A	699	5,035	46,260	572	3,598	13,587	21,012
Class I	—	164	8,914	967	—	564	745
Reinvestment of distributions
Class A	—	—	3,225	—	—	—	—
Class I	—	—	1,921	—	—	—	—
Shares redeemed
Class A	(331)	(3,876)	(17,069)	(1,851)	(2,439)	(13,451)	(26,388)
Class I	—	(78)	(11,034)	(14,781)	—	(1,509)	(1,158)
Change in shares
Class A	368	1,159	32,416	(1,279)	1,159	136	(5,376)
Class I	—	86	(199)	(13,814)	—	(945)	(413)
Purchases and sales of long term
investments
Purchase of securities	$9,541	$101,547	$1,096,731	$107,292	$11,522	$488,088	$1,511,659
Purchase of U.S. government securities	—	—	—	—	—	87,808 (a)	—
Total purchases	$9,541	$101,547	$1,096,731	$107,292	$11,522	$575,896	$1,511,659
Proceeds from sales of securities	$5,691	$74,839	$776,409	$296,181	$6,882	$412,378	$1,592,849
Proceeds from sales of U.S. government
securities	—	—	—	—	1,600	109,301 (a)	—
Total proceeds from sales	$5,691	$74,839	$776,409	$296,181	$8,482	$521,679	$1,592,849

(a)	Amounts exclude $1,681,965 and $1,689,755 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/PIMCO Income Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Total Return Fund	JNL/RAFI Fundamental U.S. Small Cap Fund
Operations
Net investment income (loss)	$70,695	$33,897	$55,694	$108,535	$95,677	$57,265	$4,614
Net realized gain (loss)	(31,986)	(42,031)	(89,276)	(25,997)	(81,808)	(56,360)	13,880
Net change in unrealized appreciation
(depreciation)	77,167	75,711	90,563	64,870	154,402	98,706	45,970
Change in net assets from operations	115,876	67,577	56,981	147,408	168,271	99,611	64,464
Share transactions[1]
Proceeds from the sale of shares
Class A	272,639	124,425	111,382	204,349	148,485	129,086	57,885
Class I	175,612	20,104	17,073	8,645	13,724	363,241	1,175
Cost of shares redeemed
Class A	(169,273)	(125,465)	(282,108)	(350,078)	(241,583)	(122,293)	(102,959)
Class I	(137,508)	(133,717)	(35,769)	(12,665)	(66,444)	(112,846)	(1,837)
Change in net assets from
share transactions	141,470	(114,653)	(189,422)	(149,749)	(145,818)	257,188	(45,736)
Change in net assets	257,346	(47,076)	(132,441)	(2,341)	22,453	356,799	18,728
Net assets beginning of year	1,246,488	931,384	1,536,479	1,216,104	1,387,552	1,313,228	409,397
Net assets end of year	$1,503,834	$884,308	$1,404,038	$1,213,763	$1,410,005	$1,670,027	$428,125

[1]Share transactions
Shares sold
Class A	25,602	10,876	10,100	17,566	10,372	10,661	7,266
Class I	16,298	1,741	1,516	726	810	29,628	153
Shares redeemed
Class A	(15,919)	(11,023)	(25,622)	(30,387)	(16,874)	(10,111)	(13,102)
Class I	(12,677)	(11,522)	(3,195)	(1,094)	(3,882)	(9,308)	(235)
Change in shares
Class A	9,683	(147)	(15,522)	(12,821)	(6,502)	550	(5,836)
Class I	3,621	(9,781)	(1,679)	(368)	(3,072)	20,320	(82)
Purchases and sales of long term
investments
Purchase of securities	$697,617	$201,662	$20,865	$609,777	$768,313	$1,435,512	$85,278
Purchase of U.S. government securities	9,579,856	991,319	2,394,919	—	—	230,203 (a)	—
Total purchases	$10,277,473	$1,192,981	$2,415,784	$609,777	$768,313	$1,665,715	$85,278
Proceeds from sales of securities	$449,243	$220,548	$100,485	$738,330	$852,157	$1,073,805	$124,172
Proceeds from sales of U.S. government
securities	9,145,849	1,017,930	2,412,060	—	—	291,547 (a)	—
Total proceeds from sales	$9,595,092	$1,238,478	$2,512,545	$738,330	$852,157	$1,365,352	$124,172
Securities sold short covers	$158,717	$2	$968	$—	$—	$5,242	$—
Securities sold short proceeds	$175,303	$127	$1,361	$—	$—	$5,322	$—

(a)	Amounts exclude $417,679 and $417,764 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/RAFI Multi-Factor U.S. Equity Fund	JNL/T. Rowe Price Balanced Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price U.S. High Yield Fund
Operations
Net investment income (loss)	$36,473	$8,583	$259,679	$(21,791)	$(5,877)	$45,972	$38,129
Net realized gain (loss)	134,924	3,358	18,501	724,003	405,230	(31,464)	(56,760)
Net change in unrealized appreciation
(depreciation)	67,238	64,720	1,763,167	2,624,433	535,773	51,448	82,496
Change in net assets from operations	238,635	76,661	2,041,347	3,326,645	935,126	65,956	63,865
Share transactions[1]
Proceeds from the sale of shares
Class A	72,415	91,449	2,107,089	818,463	424,691	236,110	102,874
Class I	2,244	1,581	87,541	145,909	24,772	18,000	19,640
Cost of shares redeemed
Class A	(364,067)	(95,837)	(1,640,284)	(1,391,333)	(814,679)	(422,901)	(76,980)
Class I	(4,200)	(1,267)	(125,423)	(640,189)	(44,847)	(459,978)	(232,132)
Change in net assets from
share transactions	(293,608)	(4,074)	428,923	(1,067,150)	(410,063)	(628,769)	(186,598)
Change in net assets	(54,973)	72,587	2,470,270	2,259,495	525,063	(562,813)	(122,733)
Net assets beginning of year	2,196,295	445,691	10,883,834	7,222,281	4,891,127	1,761,040	523,051
Net assets end of year	$2,141,322	$518,278	$13,354,104	$9,481,776	$5,416,190	$1,198,227	$400,318

[1]Share transactions
Shares sold
Class A	3,861	5,963	91,948	13,663	6,392	23,128	9,505
Class I	116	102	3,764	2,274	348	1,722	1,805
Shares redeemed
Class A	(19,400)	(6,287)	(71,615)	(22,912)	(12,274)	(41,382)	(7,032)
Class I	(220)	(82)	(5,411)	(9,802)	(627)	(44,067)	(21,065)
Change in shares
Class A	(15,539)	(324)	20,333	(9,249)	(5,882)	(18,254)	2,473
Class I	(104)	20	(1,647)	(7,528)	(279)	(42,345)	(19,260)
Purchases and sales of long term
investments
Purchase of securities	$687,034	$176,528	$5,881,393	$2,707,889	$1,069,080	$450,648	$261,823
Purchase of U.S. government securities	—	128,173	2,315,743	—	—	570,856	—
Total purchases	$687,034	$304,701	$8,197,136	$2,707,889	$1,069,080	$1,021,504	$261,823
Proceeds from sales of securities	$948,515	$179,662	$6,080,341	$3,496,203	$1,448,398	$870,349	$395,284
Proceeds from sales of U.S. government
securities	—	118,398	1,792,208	—	—	746,854	—
Total proceeds from sales	$948,515	$298,060	$7,872,549	$3,496,203	$1,448,398	$1,617,203	$395,284
Securities sold short covers	$—	$—	$144,869	$—	$—	$—	$—
Securities sold short proceeds	$—	$—	$115,834	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/T. Rowe Price Value Fund	JNL/WCM China Quality Growth Fund	JNL/WCM Focused International Equity Fund	JNL/Westchester Capital Event Driven Fund	JNL/Western Asset Global Multi-Sector Bond Fund	JNL/William Blair International Leaders Fund	JNL/WMC Balanced Fund
Operations
Net investment income (loss)	$60,542	$35	$2,543	$1,837	$20,457	$4,711	$163,360
Net realized gain (loss)	130,619	(501)	42,045	458	(25,328)	(59,378)	337,793
Net change in unrealized appreciation
(depreciation)	310,072	(983)	176,172	4,411	37,083	155,018	571,077
Change in net assets from operations	501,233	(1,449)	220,760	6,706	32,212	100,351	1,072,230
Distributions to shareholders
From distributable earnings
Class A	—	—	(92,741)	—	—	—	—
Class I	—	—	(112,275)	—	—	(240)	—
Total distributions to shareholders	—	—	(205,016)	—	—	(240)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	295,829	4,385	201,187	25,660	29,982	50,637	742,980
Class I	68,484	—	66,952	3,479	1,706	10,506	9,604
Reinvestment of distributions
Class A	—	—	92,741	—	—	—	—
Class I	—	—	112,275	—	—	240	—
Cost of shares redeemed
Class A	(641,749)	(3,429)	(141,111)	(32,298)	(83,206)	(118,647)	(1,403,788)
Class I	(174,385)	—	(157,075)	(55,348)	(1,719)	(25,095)	(9,641)
Change in net assets from
share transactions	(451,821)	956	174,969	(58,507)	(53,237)	(82,359)	(660,845)
Change in net assets	49,412	(493)	190,713	(51,801)	(21,025)	17,752	411,385
Net assets beginning of year	4,472,527	5,736	1,338,964	131,660	407,529	806,677	8,562,370
Net assets end of year	$4,521,939	$5,243	$1,529,677	$79,859	$386,504	$824,429	$8,973,755

[1]Share transactions
Shares sold
Class A	13,156	396	13,435	2,141	4,113	4,903	24,116
Class I	2,820	—	4,416	290	230	951	297
Reinvestment of distributions
Class A	—	—	7,074	—	—	—	—
Class I	—	—	8,423	—	—	21	—
Shares redeemed
Class A	(28,506)	(333)	(9,509)	(2,684)	(11,450)	(11,408)	(45,476)
Class I	(7,157)	—	(10,365)	(4,544)	(231)	(2,214)	(299)
Change in shares
Class A	(15,350)	63	11,000	(543)	(7,337)	(6,505)	(21,360)
Class I	(4,337)	—	2,474	(4,254)	(1)	(1,242)	(2)
Purchases and sales of long term
investments
Purchase of securities	$2,620,306	$6,407	$440,469	$307,970	$50,164	$348,381	$4,066,188
Purchase of U.S. government securities	—	—	—	—	28,247	—	4,175,071
Total purchases	$2,620,306	$6,407	$440,469	$307,970	$78,411	$348,381	$8,241,259
Proceeds from sales of securities	$3,053,368	$5,382	$446,674	$358,772	$112,598	$437,626	$4,184,134
Proceeds from sales of U.S. government
securities	—	—	—	—	29,464	—	4,590,609
Total proceeds from sales	$3,053,368	$5,382	$446,674	$358,772	$142,062	$437,626	$8,774,743
Securities sold short covers	$—	$—	$—	$45,561	$—	$—	$—
Securities sold short proceeds	$—	$—	$—	$62,023	$—	$—	$—

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2023

	JNL/WMC Equity Income Fund	JNL/WMC Global Real Estate Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$28,576	$14,482	$134,516	$26,112
Net realized gain (loss)	37,393	(68,368)	222	94,998
Net change in unrealized appreciation
(depreciation)	8,842	113,636	—	2,067
Change in net assets from operations	74,811	59,750	134,738	123,177
Distributions to shareholders
From distributable earnings
Class A	—	—	(121,882)	—
Class I	—	—	(12,629)	—
Total distributions to shareholders	—	—	(134,511)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	131,248	56,436	1,690,499	96,615
Class I	49,291	751	94,647	21,516
Reinvestment of distributions
Class A	—	—	121,882	—
Class I	—	—	12,629	—
Cost of shares redeemed
Class A	(279,970)	(118,035)	(2,132,169)	(246,822)
Class I	(56,291)	(677)	(244,151)	(53,389)
Change in net assets from
share transactions	(155,722)	(61,525)	(456,663)	(182,080)
Change in net assets	(80,911)	(1,775)	(456,436)	(58,903)
Net assets beginning of year	1,276,719	674,498	3,365,987	1,458,323
Net assets end of year	$1,195,808	$672,723	$2,909,551	$1,399,420

[1]Share transactions
Shares sold
Class A	8,177	6,360	1,690,499	3,289
Class I	3,004	82	94,647	691
Reinvestment of distributions
Class A	—	—	121,882	—
Class I	—	—	12,629	—
Shares redeemed
Class A	(17,570)	(13,241)	(2,132,169)	(8,378)
Class I	(3,411)	(73)	(244,151)	(1,703)
Change in shares
Class A	(9,393)	(6,881)	(319,788)	(5,089)
Class I	(407)	9	(136,875)	(1,012)
Purchases and sales of long term
investments
Purchase of securities	$564,207	$832,051	$190,165	$367,806
Purchase of U.S. government securities	—	—	103,779	—
Total purchases	$564,207	$832,051	$293,944	$367,806
Proceeds from sales of securities	$700,801	$871,928	$335,575	$522,507
Proceeds from sales of U.S. government
securities	—	—	141,047	—
Total proceeds from sales	$700,801	$871,928	$476,622	$522,507

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/American Funds Balanced Fund(a)	JNL/American Funds Bond Fund of America Fund(a)	JNL/American Funds Capital Income Builder Fund(a)	JNL/American Funds Capital World Bond Fund(a)	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Global Small Capitalization Fund(a)	JNL/American Funds Growth Fund(a)
Operations
Net investment income (loss)	$40,399	$4,300	$8,040	$(1,096)	$2,408	$(3,948)	$1,843
Net realized gain (loss)	268,697	(2,575)	905	(5,589)	102,520	199,717	566,414
Net change in unrealized appreciation
(depreciation)	(705,944)	(16,452)	(32,648)	(78,058)	(357,929)	(471,333)	(1,962,301)
Change in net assets from operations	(396,848)	(14,727)	(23,703)	(84,743)	(253,001)	(275,564)	(1,394,044)
Share transactions[1]
Proceeds from the sale of shares
Class A	556,085	166,424	154,366	46,366	162,905	122,267	1,119,498
Class I	13,542	6,386	2,568	1,752	5,898	4,225	32,131
Cost of shares redeemed
Class A	(477,752)	(52,436)	(62,559)	(93,326)	(198,965)	(159,735)	(927,114)
Class I	(11,505)	(1,196)	(2,050)	(1,206)	(7,104)	(4,218)	(22,662)
Change in net assets from
share transactions	80,370	119,178	92,325	(46,414)	(37,266)	(37,461)	201,853
Change in net assets	(316,478)	104,451	68,622	(131,157)	(290,267)	(313,025)	(1,192,191)
Net assets beginning of year	2,838,157	64,483	282,587	485,822	1,012,365	928,923	4,562,808
Net assets end of year	$2,521,679	$168,934	$351,209	$354,665	$722,098	$615,898	$3,370,617

[1]Share transactions
Shares sold
Class A	38,939	18,030	12,514	4,548	7,767	6,882	27,743
Class I	892	702	201	166	280	227	772
Shares redeemed
Class A	(33,779)	(5,819)	(5,171)	(9,184)	(9,586)	(9,149)	(22,834)
Class I	(765)	(130)	(162)	(115)	(336)	(224)	(550)
Change in shares
Class A	5,160	12,211	7,343	(4,636)	(1,819)	(2,267)	4,909
Class I	127	572	39	51	(56)	3	222

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/American Funds Growth-Income Fund(a)	JNL/American Funds International Fund(a)	JNL/American Funds New World Fund(a)	JNL/American Funds Washington Mutual Investors Fund(a)	JNL/Mellon Bond Index Fund(a)	JNL/Mellon Emerging Markets Index Fund(a)	JNL/Mellon International Index Fund(a)
Operations
Net investment income (loss)	$81,053	$19,857	$12,432	$53,173	$(5,437)	$(5,113)	$48,958
Net realized gain (loss)	962,542	171,713	126,175	803,702	(14,228)	(21,376)	(10,210)
Net change in unrealized appreciation
(depreciation)	(2,820,908)	(579,542)	(535,443)	(1,214,911)	(152,703)	(174,243)	(413,885)
Change in net assets from operations	(1,777,313)	(387,972)	(396,836)	(358,036)	(172,368)	(200,732)	(375,137)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	—	(55,784)
Class I	—	—	—	—	—	—	(1,443)
Total distributions to shareholders	—	—	—	—	—	—	(57,227)
Share transactions[1]
Proceeds from the sale of shares
Class A	1,321,752	207,306	235,970	519,016	167,705	146,658	290,417
Class I	30,275	5,848	8,204	14,715	6,494	5,269	16,004
Reinvestment of distributions
Class A	—	—	—	—	—	—	55,784
Class I	—	—	—	—	—	—	1,443
Cost of shares redeemed
Class A	(1,610,068)	(296,488)	(302,481)	(688,228)	(297,560)	(197,936)	(437,331)
Class I	(29,888)	(4,536)	(6,455)	(9,314)	(7,766)	(4,891)	(12,664)
Change in net assets from
share transactions	(287,929)	(87,870)	(64,762)	(163,811)	(131,127)	(50,900)	(86,347)
Change in net assets	(2,065,242)	(475,842)	(461,598)	(521,847)	(303,495)	(251,632)	(518,711)
Net assets beginning of year	10,614,389	1,845,492	1,772,363	4,014,589	1,319,956	1,068,914	2,645,106
Net assets end of year	$8,549,147	$1,369,650	$1,310,765	$3,492,742	$1,016,461	$817,282	$2,126,395

[1]Share transactions
Shares sold
Class A	40,122	14,280	15,484	16,843	14,528	13,482	21,454
Class I	900	393	530	462	539	483	1,128
Reinvestment of distributions
Class A	—	—	—	—	—	—	4,239
Class I	—	—	—	—	—	—	104
Shares redeemed
Class A	(48,935)	(20,730)	(20,089)	(22,401)	(25,854)	(18,409)	(32,362)
Class I	(885)	(314)	(422)	(298)	(647)	(446)	(910)
Change in shares
Class A	(8,813)	(6,450)	(4,605)	(5,558)	(11,326)	(4,927)	(6,669)
Class I	15	79	108	164	(108)	37	322

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Mellon S&P 400 MidCap Index Fund(a)	JNL/Mellon Small Cap Index Fund(a)	JNL Aggressive Growth Allocation Fund	JNL Conservative Allocation Fund	JNL Growth Allocation Fund	JNL Moderate Allocation Fund	JNL Moderate Growth Allocation Fund
Operations
Net investment income (loss)	$(14,736)	$(11,520)	$(1,540)	$(2,568)	$(2,855)	$(6,694)	$(9,026)
Net realized gain (loss)	(28,507)	(19,642)	122,664	10,103	183,171	89,422	229,218
Net change in unrealized appreciation
(depreciation)	(472,999)	(455,881)	(475,031)	(107,871)	(754,372)	(481,510)	(999,072)
Change in net assets from operations	(516,242)	(487,043)	(353,907)	(100,336)	(574,056)	(398,782)	(778,880)
Share transactions[1]
Proceeds from the sale of shares
Class A	446,785	396,653	172,220	148,205	237,603	219,322	257,112
Class I	23,033	15,813	3,860	2,676	1,173	2,937	3,530
Proceeds in connection with acquisition
Class A	—	—	—	—	1,045,021	—	—
Class I	—	—	—	—	5,489	—	—
Cost of shares redeemed
Class A	(719,282)	(559,060)	(293,739)	(234,563)	(530,381)	(453,248)	(750,139)
Class I	(18,291)	(16,175)	(3,689)	(2,942)	(3,616)	(7,801)	(1,429)
Change in net assets from
share transactions	(267,755)	(162,769)	(121,348)	(86,624)	755,289	(238,790)	(490,926)
Change in net assets	(783,997)	(649,812)	(475,255)	(186,960)	181,233	(637,572)	(1,269,806)
Net assets beginning of year	3,850,035	2,980,848	1,827,246	779,742	2,708,746	2,758,864	5,054,591
Net assets end of year	$3,066,038	$2,331,036	$1,351,991	$592,782	$2,889,979	$2,121,292	$3,784,785

[1]Share transactions
Shares sold
Class A	16,015	16,586	10,333	11,254	13,966	14,091	15,322
Class I	808	646	229	198	70	181	201
Shares issued in connection with acquisition
Class A	—	—	—	—	59,512	—	—
Class I	—	—	—	—	308	—	—
Shares redeemed
Class A	(25,846)	(23,357)	(17,492)	(17,982)	(31,272)	(29,495)	(44,945)
Class I	(646)	(657)	(220)	(221)	(208)	(476)	(85)
Change in shares
Class A	(9,831)	(6,771)	(7,159)	(6,728)	42,206	(15,404)	(29,623)
Class I	162	(11)	9	(23)	170	(295)	116

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Mellon Master Funds. These financial statements should be read in conjunction with each Master Fund's respective shareholder report.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/American Funds Growth Allocation Fund	JNL/American Funds Moderate Growth Allocation Fund	JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/Goldman Sachs Managed Conservative Fund	JNL/Goldman Sachs Managed Growth Fund	JNL/Goldman Sachs Managed Moderate Fund	JNL/Goldman Sachs Managed Moderate Growth Fund
Operations
Net investment income (loss)	$45,346	$47,961	$(4,789)	$(3,601)	$(10,987)	$(6,330)	$(12,539)
Net realized gain (loss)	167,204	65,883	158,469	12,836	283,368	69,908	237,445
Net change in unrealized appreciation
(depreciation)	(1,015,770)	(645,425)	(756,357)	(174,245)	(1,468,413)	(501,565)	(1,265,731)
Change in net assets from operations	(803,220)	(531,581)	(602,677)	(165,010)	(1,196,032)	(437,987)	(1,040,825)
Share transactions[1]
Proceeds from the sale of shares
Class A	536,212	303,229	231,742	116,830	364,527	122,018	249,645
Class I	12,716	5,845	1,640	2,702	5,645	780	1,776
Cost of shares redeemed
Class A	(663,523)	(485,404)	(424,311)	(257,502)	(860,894)	(438,455)	(819,302)
Class I	(10,738)	(7,549)	(5,196)	(1,546)	(4,946)	(1,463)	(2,688)
Change in net assets from
share transactions	(125,333)	(183,879)	(196,125)	(139,516)	(495,668)	(317,120)	(570,569)
Change in net assets	(928,553)	(715,460)	(798,802)	(304,526)	(1,691,700)	(755,107)	(1,611,394)
Net assets beginning of year	4,198,654	3,110,525	2,782,275	1,155,917	5,797,507	2,740,760	5,661,032
Net assets end of year	$3,270,101	$2,395,065	$1,983,473	$851,391	$4,105,807	$1,985,653	$4,049,638

[1]Share transactions
Shares sold
Class A	24,268	16,028	7,574	7,896	14,441	6,747	11,368
Class I	578	302	51	174	220	42	77
Shares redeemed
Class A	(30,027)	(25,885)	(13,844)	(17,623)	(34,185)	(24,354)	(37,462)
Class I	(480)	(402)	(159)	(105)	(193)	(82)	(119)
Change in shares
Class A	(5,759)	(9,857)	(6,270)	(9,727)	(19,744)	(17,607)	(26,094)
Class I	98	(100)	(108)	69	27	(40)	(42)

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL/Vanguard Growth ETF Allocation Fund	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL Bond Index Fund
Operations
Net investment income (loss)	$5,889	$4,599	$6,729	$35,797	$10,250	$16,491	$20,491
Net realized gain (loss)	4,993	(1,018)	6,174	40,935	3,906	13,699	(43,925)
Net change in unrealized appreciation
(depreciation)	(64,947)	(32,506)	(65,949)	(480,067)	(98,843)	(190,288)	(144,450)
Change in net assets from operations	(54,065)	(28,925)	(53,046)	(403,335)	(84,687)	(160,098)	(167,884)
Distributions to shareholders
From distributable earnings
Class A	(23,418)	(12,473)	(20,141)	—	—	—	—
Class I	(600)	(554)	(603)	—	—	—	—
Total distributions to shareholders	(24,018)	(13,027)	(20,744)	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	53,818	45,888	50,982	237,361	131,408	150,544	—
Class I	2,439	2,178	1,723	15,529	4,709	14,087	179,242
Reinvestment of distributions
Class A	23,418	12,473	20,141	—	—	—	—
Class I	600	554	603	—	—	—	—
Cost of shares redeemed
Class A	(54,092)	(47,803)	(65,639)	(347,263)	(136,529)	(161,630)	—
Class I	(1,409)	(1,727)	(774)	(13,204)	(2,688)	(10,467)	(311,250)
Change in net assets from
share transactions	24,774	11,563	7,036	(107,577)	(3,100)	(7,466)	(132,008)
Change in net assets	(53,309)	(30,389)	(66,754)	(510,912)	(87,787)	(167,564)	(299,892)
Net assets beginning of year	351,855	222,579	370,455	2,452,431	596,817	1,034,155	1,321,262
Net assets end of year	$298,546	$192,190	$303,701	$1,941,519	$509,030	$866,591	$1,021,370

[1]Share transactions
Shares sold
Class A	3,540	3,745	3,686	17,660	11,032	11,819	—
Class I	159	174	119	1,111	388	1,088	19,435
Reinvestment of distributions
Class A	1,703	1,113	1,596	—	—	—	—
Class I	43	49	48	—	—	—	—
Shares redeemed
Class A	(3,559)	(3,873)	(4,777)	(25,872)	(11,536)	(12,758)	—
Class I	(91)	(143)	(56)	(958)	(227)	(819)	(33,846)
Change in shares
Class A	1,684	985	505	(8,212)	(504)	(939)	—
Class I	111	80	111	153	161	269	(14,411)

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL Emerging Markets Index Fund	JNL International Index Fund	JNL Mid Cap Index Fund	JNL Small Cap Index Fund	JNL Multi-Manager Alternative Fund	JNL Multi-Manager Emerging Markets Equity Fund	JNL Multi-Manager International Small Cap Fund
Operations
Net investment income (loss)	$27,305	$65,699	$48,265	$35,850	$9,939	$14,638	$14,474
Net realized gain (loss)	(29,177)	(14,585)	(20,938)	137	4,256	(54,560)	(87,679)
Net change in unrealized appreciation
(depreciation)	(192,801)	(417,050)	(529,073)	(510,916)	(153,771)	(307,800)	(196,355)
Change in net assets from operations	(194,673)	(365,936)	(501,746)	(474,929)	(139,576)	(347,722)	(269,560)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(56,845)	(60,520)
Class I	—	(74,241)	—	—	—	(29,352)	(35,986)
Total distributions to shareholders	—	(74,241)	—	—	—	(86,197)	(96,506)
Share transactions[1]
Proceeds from the sale of shares
Class A	—	—	—	—	45,298	98,501	77,775
Class I	153,198	310,194	472,359	414,835	120,003	59,165	46,537
Reinvestment of distributions
Class A	—	—	—	—	—	56,845	60,520
Class I	—	74,241	—	—	—	29,352	35,986
Cost of shares redeemed
Class A	—	—	—	—	(61,948)	(165,301)	(96,650)
Class I	(208,675)	(461,916)	(753,137)	(587,278)	(245,440)	(321,411)	(60,085)
Change in net assets from
share transactions	(55,477)	(77,481)	(280,778)	(172,443)	(142,087)	(242,849)	64,083
Change in net assets	(250,150)	(517,658)	(782,524)	(647,372)	(281,663)	(676,768)	(301,983)
Net assets beginning of year	1,069,080	2,647,040	3,851,884	2,982,389	1,361,675	1,606,941	892,906
Net assets end of year	$818,930	$2,129,382	$3,069,360	$2,335,017	$1,080,012	$930,173	$590,923

[1]Share transactions
Shares sold
Class A	—	—	—	—	4,146	10,649	6,582
Class I	18,944	34,925	51,052	45,107	10,909	6,419	3,835
Reinvestment of distributions
Class A	—	—	—	—	—	7,288	6,607
Class I	—	8,643	—	—	—	3,754	3,890
Shares redeemed
Class A	—	—	—	—	(5,754)	(18,025)	(8,244)
Class I	(26,086)	(52,155)	(81,597)	(63,805)	(22,545)	(32,977)	(5,120)
Change in shares
Class A	—	—	—	—	(1,608)	(88)	4,945
Class I	(7,142)	(8,587)	(30,545)	(18,698)	(11,636)	(22,804)	2,605

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL Multi-Manager Mid Cap Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund	JNL Multi-Manager U.S. Select Equity Fund(a)	JNL S&P 500 Index Fund	JNL/AB Sustainable Global Thematic Fund(b)	JNL/AQR Large Cap Defensive Style Fund
Operations
Net investment income (loss)	$9,430	$(12,211)	$3,865	$852	$4,287	$9	$4,127
Net realized gain (loss)	95,934	(192,178)	91,869	(2,200)	2,441	(227)	(1,929)
Net change in unrealized appreciation
(depreciation)	(413,672)	(804,194)	(333,417)	(6,233)	(63,761)	(462)	(38,061)
Change in net assets from operations	(308,308)	(1,008,583)	(237,683)	(7,581)	(57,033)	(680)	(35,863)
Share transactions[1]
Proceeds from the sale of shares
Class A	145,997	337,569	220,380	1	—	14,915	103,506
Class I	179,815	94,637	67,495	341,784	97,247	226	3,840
Cost of shares redeemed
Class A	(117,344)	(553,623)	(291,208)	—	—	(407)	(96,176)
Class I	(323,001)	(99,224)	(149,887)	(1,036)	(65,611)	(1)	(2,676)
Change in net assets from
share transactions	(114,533)	(220,641)	(153,220)	340,749	31,636	14,733	8,494
Change in net assets	(422,841)	(1,229,224)	(390,903)	333,168	(25,397)	14,053	(27,369)
Net assets beginning of year	1,852,193	3,311,917	1,995,847	—	304,384	—	416,897
Net assets end of year	$1,429,352	$2,082,693	$1,604,944	$333,168	$278,987	$14,053	$389,528

[1]Share transactions
Shares sold
Class A	8,228	9,182	13,235	—	—	1,526	7,787
Class I	9,800	2,388	3,960	34,179	5,515	24	288
Shares redeemed
Class A	(6,670)	(15,035)	(17,512)	—	—	(45)	(7,254)
Class I	(18,464)	(2,558)	(8,804)	(104)	(3,716)	—	(199)
Change in shares
Class A	1,558	(5,853)	(4,277)	—	—	1,481	533
Class I	(8,664)	(170)	(4,844)	34,075	1,799	24	89

(a)	Period from commencement of operations November 15, 2022.
(b)	Period from commencement of operations April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Baillie Gifford International Growth Fund	JNL/Baillie Gifford U.S. Equity Growth Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Natural Resources Fund	JNL/BlackRock Large Cap Select Growth Fund	JNL/Causeway International Value Select Fund	JNL/ClearBridge Large Cap Growth Fund
Operations
Net investment income (loss)	$(1,091)	$(356)	$35,036	$37,629	$(3,466)	$29,308	$(508)
Net realized gain (loss)	(100,733)	(16,787)	11,850	225,053	124,936	30,775	38,467
Net change in unrealized appreciation
(depreciation)	(345,521)	(62,775)	(659,721)	(123,842)	(2,120,564)	(176,325)	(549,649)
Change in net assets from operations	(447,345)	(79,918)	(612,835)	138,840	(1,999,094)	(116,242)	(511,690)
Distributions to shareholders
From distributable earnings
Class A	(26,060)	—	—	—	—	(6,810)	—
Class I	(827)	—	—	—	—	(14,044)	—
Total distributions to shareholders	(26,887)	—	—	—	—	(20,854)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	180,784	2,911	218,714	771,372	473,242	163,497	148,361
Class I	7,338	30,075	24,968	317,833	302,155	470,820	308,577
Reinvestment of distributions
Class A	26,060	—	—	—	—	6,810	—
Class I	827	—	—	—	—	14,044	—
Cost of shares redeemed
Class A	(246,954)	(2,703)	(560,750)	(440,657)	(840,833)	(144,207)	(166,935)
Class I	(7,936)	(25,558)	(215,532)	(48,008)	(89,080)	(444,837)	(47,485)
Change in net assets from
share transactions	(39,881)	4,725	(532,600)	600,540	(154,516)	66,127	242,518
Change in net assets	(514,113)	(75,193)	(1,145,435)	739,380	(2,153,610)	(70,969)	(269,172)
Net assets beginning of year	1,213,154	140,984	4,033,829	862,433	5,359,500	1,432,531	1,537,299
Net assets end of year	$699,041	$65,791	$2,888,394	$1,601,813	$3,205,890	$1,361,562	$1,268,127

[1]Share transactions
Shares sold
Class A	14,761	618	14,460	61,143	8,580	10,511	8,257
Class I	584	5,537	1,630	23,676	5,104	28,987	18,646
Reinvestment of distributions
Class A	2,429	—	—	—	—	448	—
Class I	76	—	—	—	—	897	—
Shares redeemed
Class A	(20,568)	(487)	(37,445)	(36,583)	(15,041)	(9,679)	(9,432)
Class I	(648)	(4,857)	(14,465)	(3,764)	(1,534)	(28,115)	(2,670)
Change in shares
Class A	(3,378)	131	(22,985)	24,560	(6,461)	1,280	(1,175)
Class I	12	680	(12,835)	19,912	3,570	1,769	15,976

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/DFA International Core Equity Fund	JNL/DFA U.S. Core Equity Fund	JNL/DFA U.S. Small Cap Fund	JNL/DoubleLine Core Fixed Income Fund	JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/DoubleLine Total Return Fund
Operations
Net investment income (loss)	$4,329	$12,506	$2,407	$93,825	$29,095	$47,791	$76,841
Net realized gain (loss)	(7,868)	93,350	16,033	(172,522)	(34,277)	(402,353)	(68,393)
Net change in unrealized appreciation
(depreciation)	(15,241)	(347,762)	(96,129)	(365,574)	(123,372)	(293,730)	(330,084)
Change in net assets from operations	(18,780)	(241,906)	(77,689)	(444,271)	(128,554)	(648,292)	(321,636)
Distributions to shareholders
From distributable earnings
Class A	(21,116)	—	—	—	—	—	—
Class I	(1,354)	—	—	—	—	—	—
Total distributions to shareholders	(22,470)	—	—	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	111,689	255,216	190,940	187,059	21,585	338,043	126,915
Class I	9,710	32,706	10,017	234,965	73,361	94,359	428,548
Proceeds in connection with acquisition
Class A	39,997	—	—	—	—	—	—
Class I	1,835	—	—	—	—	—	—
Reinvestment of distributions
Class A	21,116	—	—	—	—	—	—
Class I	1,354	—	—	—	—	—	—
Cost of shares redeemed
Class A	(49,808)	(338,398)	(187,870)	(487,241)	(34,321)	(555,346)	(237,203)
Class I	(3,550)	(29,226)	(8,644)	(320,812)	(258,726)	(330,344)	(510,811)
Change in net assets from
share transactions	132,343	(79,702)	4,443	(386,029)	(198,101)	(453,288)	(192,551)
Change in net assets	91,093	(321,608)	(73,246)	(830,300)	(326,655)	(1,101,580)	(514,187)
Net assets beginning of year	126,854	1,565,948	563,034	3,565,171	898,269	2,845,169	2,553,206
Net assets end of year	$217,947	$1,244,340	$489,788	$2,734,871	$571,614	$1,743,589	$2,039,019

[1]Share transactions
Shares sold
Class A	10,092	12,289	17,944	14,751	1,982	16,473	11,928
Class I	891	1,438	932	17,836	6,822	4,385	40,022
Shares issued in connection with acquisition
Class A	3,460	—	—	—	—	—	—
Class I	158	—	—	—	—	—	—
Reinvestment of distributions
Class A	2,137	—	—	—	—	—	—
Class I	136	—	—	—	—	—	—
Shares redeemed
Class A	(4,644)	(16,358)	(17,648)	(38,660)	(3,183)	(27,704)	(22,319)
Class I	(324)	(1,310)	(809)	(23,521)	(24,269)	(16,640)	(48,176)
Change in shares
Class A	11,045	(4,069)	296	(23,909)	(1,201)	(11,231)	(10,391)
Class I	861	128	123	(5,685)	(17,447)	(12,255)	(8,154)

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund	JNL/First Sentier Global Infrastructure Fund	JNL/Franklin Templeton Income Fund	JNL/Goldman Sachs 4 Fund	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Heitman U.S. Focused Real Estate Fund
Operations
Net investment income (loss)	$37,082	$19,323	$75,053	$99,903	$38,699	$7,625	$4,661
Net realized gain (loss)	(31,749)	60,141	86,637	(171,547)	(66,817)	8,276	(10,478)
Net change in unrealized appreciation
(depreciation)	(185,976)	(123,250)	(240,280)	(642,141)	(155,823)	(162,050)	(85,265)
Change in net assets from operations	(180,643)	(43,786)	(78,590)	(713,785)	(183,941)	(146,149)	(91,082)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	—	(8,735)	(19,641)
Class I	—	—	—	—	—	(7,746)	(19,810)
Total distributions to shareholders	—	—	—	—	—	(16,481)	(39,451)
Share transactions[1]
Proceeds from the sale of shares
Class A	115,448	129,523	312,651	493,740	116,887	112,094	93,941
Class I	455,918	109,298	3,596	9,277	101,214	81,485	40,753
Reinvestment of distributions
Class A	—	—	—	—	—	8,735	19,641
Class I	—	—	—	—	—	7,746	19,810
Cost of shares redeemed
Class A	(240,007)	(173,284)	(344,523)	(1,225,723)	(99,796)	(173,132)	(127,684)
Class I	(147,453)	(134,779)	(1,918)	(9,768)	(227,047)	(103,601)	(64,358)
Change in net assets from
share transactions	183,906	(69,242)	(30,194)	(732,474)	(108,742)	(66,673)	(17,897)
Change in net assets	3,263	(113,028)	(108,784)	(1,446,259)	(292,683)	(229,303)	(148,430)
Net assets beginning of year	1,285,664	1,029,808	1,714,078	6,580,308	940,242	950,184	374,738
Net assets end of year	$1,288,927	$916,780	$1,605,294	$5,134,049	$647,559	$720,881	$226,308

[1]Share transactions
Shares sold
Class A	9,807	7,558	21,887	16,057	9,750	8,842	7,437
Class I	38,268	6,226	259	301	8,147	6,400	3,114
Reinvestment of distributions
Class A	—	—	—	—	—	754	2,159
Class I	—	—	—	—	—	668	2,153
Shares redeemed
Class A	(20,437)	(10,263)	(24,306)	(40,117)	(8,324)	(13,994)	(10,637)
Class I	(12,607)	(7,830)	(140)	(316)	(17,501)	(7,957)	(5,075)
Change in shares
Class A	(10,630)	(2,705)	(2,419)	(24,060)	1,426	(4,398)	(1,041)
Class I	25,661	(1,604)	119	(15)	(9,354)	(889)	192

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Invesco Diversified Dividend Fund	JNL/Invesco Global Growth Fund	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Global Allocation Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan MidCap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
Operations
Net investment income (loss)	$18,900	$363	$(8,363)	$12,530	$4,528	$(10,439)	$25,502
Net realized gain (loss)	43,195	255,742	(204,302)	(88,505)	99,251	11,519	(1,248)
Net change in unrealized appreciation
(depreciation)	(80,599)	(1,084,232)	(679,084)	(186,446)	(163,510)	(1,055,930)	(202,289)
Change in net assets from operations	(18,504)	(828,127)	(891,749)	(262,421)	(59,731)	(1,054,850)	(178,035)
Distributions to shareholders
From distributable earnings
Class A	—	—	—	—	(2,112)	—	—
Class I	—	—	—	—	(636)	—	—
Total distributions to shareholders	—	—	—	—	(2,748)	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	386,257	152,065	380,931	68,147	310,250	514,731	242,481
Class I	98,519	50,617	9,454	1,506	21,191	64,683	498,527
Reinvestment of distributions
Class A	—	—	—	—	2,112	—	—
Class I	—	—	—	—	636	—	—
Cost of shares redeemed
Class A	(133,443)	(300,229)	(453,754)	(202,331)	(178,756)	(733,768)	(423,756)
Class I	(321,929)	(366,849)	(9,967)	(1,404)	(44,088)	(108,451)	(78,025)
Change in net assets from
share transactions	29,404	(464,396)	(73,336)	(134,082)	111,345	(262,805)	239,227
Change in net assets	10,900	(1,292,523)	(965,085)	(396,503)	48,866	(1,317,655)	61,192
Net assets beginning of year	1,045,790	2,710,507	2,544,755	1,414,046	686,293	3,982,747	1,542,993
Net assets end of year	$1,056,690	$1,417,984	$1,579,670	$1,017,543	$735,159	$2,665,092	$1,604,185

[1]Share transactions
Shares sold
Class A	28,471	7,270	11,840	5,247	24,894	9,592	18,415
Class I	7,131	2,356	281	119	1,689	1,172	36,769
Reinvestment of distributions
Class A	—	—	—	—	173	—	—
Class I	—	—	—	—	52	—	—
Shares redeemed
Class A	(10,014)	(14,367)	(14,113)	(15,657)	(14,417)	(13,606)	(32,292)
Class I	(23,157)	(17,200)	(305)	(113)	(3,540)	(1,970)	(5,647)
Change in shares
Class A	18,457	(7,097)	(2,273)	(10,410)	10,650	(4,014)	(13,877)
Class I	(16,026)	(14,844)	(24)	6	(1,799)	(798)	31,122

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/JPMorgan U.S. Value Fund	JNL/Lazard International Strategic Equity Fund	JNL/Loomis Sayles Global Growth Fund	JNL/Lord Abbett Short Duration Income Fund	JNL/Mellon Communication Services Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund	JNL/Mellon Consumer Staples Sector Fund
Operations
Net investment income (loss)	$23,374	$6,962	$1,422	$22,339	$644	$4,960	$8,069
Net realized gain (loss)	64,136	(15,263)	36,796	(28,897)	13,396	184,615	6,183
Net change in unrealized appreciation
(depreciation)	(130,806)	(94,035)	(273,022)	(31,565)	(141,893)	(879,766)	(27,725)
Change in net assets from operations	(43,296)	(102,336)	(234,804)	(38,123)	(127,853)	(690,191)	(13,473)
Distributions to shareholders
From distributable earnings
Class A	—	(5,927)	—	(2,294)	—	—	—
Class I	—	(21,694)	(57)	(6,390)	—	—	—
Total distributions to shareholders	—	(27,621)	(57)	(8,684)	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	308,392	35,658	45,080	278,391	62,001	246,661	482,065
Class I	194,710	187,871	70,421	468,730	2,632	12,351	17,388
Reinvestment of distributions
Class A	—	5,927	—	2,294	—	—	—
Class I	—	21,694	57	6,390	—	—	—
Cost of shares redeemed
Class A	(241,228)	(26,485)	(67,035)	(161,370)	(124,802)	(544,860)	(173,742)
Class I	(214,190)	(99,220)	(189,862)	(184,860)	(2,786)	(9,667)	(7,606)
Change in net assets from
share transactions	47,684	125,445	(141,339)	409,575	(62,955)	(295,515)	318,105
Change in net assets	4,388	(4,512)	(376,200)	362,768	(190,808)	(985,706)	304,632
Net assets beginning of year	1,618,950	467,382	903,577	766,958	357,131	2,092,075	267,781
Net assets end of year	$1,623,338	$462,870	$527,377	$1,129,726	$166,323	$1,106,369	$572,413

[1]Share transactions
Shares sold
Class A	21,079	2,412	3,488	27,683	3,995	6,800	31,725
Class I	13,202	11,517	5,319	46,731	180	348	1,126
Reinvestment of distributions
Class A	—	439	—	233	—	—	—
Class I	—	1,601	5	645	—	—	—
Shares redeemed
Class A	(16,611)	(1,829)	(5,232)	(16,073)	(7,500)	(14,861)	(11,685)
Class I	(14,227)	(6,927)	(15,330)	(18,295)	(198)	(256)	(502)
Change in shares
Class A	4,468	1,022	(1,744)	11,843	(3,505)	(8,061)	20,040
Class I	(1,025)	6,191	(10,006)	29,081	(18)	92	624

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Mellon Dow Index Fund	JNL/Mellon Energy Sector Fund	JNL/Mellon Financial Sector Fund	JNL/Mellon Healthcare Sector Fund	JNL/Mellon Industrials Sector Fund	JNL/Mellon Information Technology Sector Fund	JNL/Mellon Materials Sector Fund
Operations
Net investment income (loss)	$18,204	$83,891	$19,299	$32,594	$1,830	$13,551	$2,841
Net realized gain (loss)	26,542	113,985	57,347	120,596	10,020	679,924	(4,634)
Net change in unrealized appreciation
(depreciation)	(154,957)	760,702	(310,573)	(416,101)	(33,177)	(2,518,000)	(34,141)
Change in net assets from operations	(110,211)	958,578	(233,927)	(262,911)	(21,327)	(1,824,525)	(35,934)
Share transactions[1]
Proceeds from the sale of shares
Class A	308,931	1,752,052	487,076	569,572	87,660	696,942	176,918
Class I	8,835	28,714	13,348	17,234	4,600	20,740	4,375
Cost of shares redeemed
Class A	(395,334)	(1,188,418)	(532,894)	(906,224)	(124,290)	(1,405,870)	(148,345)
Class I	(8,114)	(20,322)	(13,414)	(15,581)	(3,696)	(26,283)	(5,093)
Change in net assets from
share transactions	(85,682)	572,026	(45,884)	(334,999)	(35,726)	(714,471)	27,855
Change in net assets	(195,893)	1,530,604	(279,811)	(597,910)	(57,053)	(2,538,996)	(8,079)
Net assets beginning of year	1,445,983	1,395,074	1,652,259	4,299,997	245,857	6,068,071	199,950
Net assets end of year	$1,250,090	$2,925,678	$1,372,448	$3,702,087	$188,804	$3,529,075	$191,871

[1]Share transactions
Shares sold
Class A	7,815	57,078	27,288	13,813	5,961	20,686	11,616
Class I	219	894	750	410	306	609	286
Shares redeemed
Class A	(10,029)	(38,694)	(31,330)	(22,108)	(8,416)	(41,065)	(10,466)
Class I	(202)	(638)	(769)	(373)	(252)	(758)	(343)
Change in shares
Class A	(2,214)	18,384	(4,042)	(8,295)	(2,455)	(20,379)	1,150
Class I	17	256	(19)	37	54	(149)	(57)

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Mellon Nasdaq 100 Index Fund	JNL/Mellon Real Estate Sector Fund	JNL/Mellon S&P 500 Index Fund	JNL/Mellon U.S. Stock Market Index Fund	JNL/Mellon Utilities Sector Fund	JNL/Mellon World Index Fund	JNL/MFS Mid Cap Value Fund
Operations
Net investment income (loss)	$14,172	$4,633	$127,385	$51,763	$12,103	$5,234	$27,512
Net realized gain (loss)	333,194	2,175	160,931	(76,411)	7,854	(3,368)	61,347
Net change in unrealized appreciation
(depreciation)	(2,554,094)	(78,519)	(2,726,681)	(1,244,463)	(28,232)	(79,794)	(298,273)
Change in net assets from operations	(2,206,728)	(71,711)	(2,438,365)	(1,269,111)	(8,275)	(77,928)	(209,414)
Share transactions[1]
Proceeds from the sale of shares
Class A	1,223,422	116,660	2,319,596	429,899	548,709	87,191	516,807
Class I	28,867	6,956	1,350	11,501	15,227	3,719	16,509
Cost of shares redeemed
Class A	(1,605,285)	(124,615)	(2,407,768)	(1,250,209)	(209,997)	(81,256)	(500,392)
Class I	(36,632)	(7,119)	(1,318)	(20,134)	(8,542)	(2,271)	(14,522)
Change in net assets from
share transactions	(389,628)	(8,118)	(88,140)	(828,943)	345,397	7,383	18,402
Change in net assets	(2,596,356)	(79,829)	(2,526,505)	(2,098,054)	337,122	(70,545)	(191,012)
Net assets beginning of year	6,950,287	265,292	13,184,988	6,678,955	324,772	424,850	2,210,531
Net assets end of year	$4,353,931	$185,463	$10,658,483	$4,580,901	$661,894	$354,305	$2,019,519

[1]Share transactions
Shares sold
Class A	26,592	8,100	73,206	25,502	28,958	2,735	30,937
Class I	945	493	42	660	799	118	979
Shares redeemed
Class A	(34,468)	(8,964)	(76,064)	(73,569)	(11,528)	(2,579)	(30,538)
Class I	(1,187)	(512)	(39)	(1,155)	(455)	(74)	(862)
Change in shares
Class A	(7,876)	(864)	(2,858)	(48,067)	17,430	156	399
Class I	(242)	(19)	3	(495)	344	44	117

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/Morningstar PitchBook Listed Private Equity Index Fund	JNL/Morningstar U.S. Sustainability Index Fund	JNL/Morningstar Wide Moat Index Fund	JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Gold Plus Strategy Fund(a)	JNL/Neuberger Berman Strategic Income Fund	JNL/Newton Equity Income Fund
Operations
Net investment income (loss)	$176	$2,305	$9,412	$5,024	$121	$25,873	$16,667
Net realized gain (loss)	(851)	23,133	51,550	(33,301)	(1,691)	(27,531)	46,114
Net change in unrealized appreciation
(depreciation)	(2,927)	(93,890)	(201,848)	7,208	771	(91,313)	3,668
Change in net assets from operations	(3,602)	(68,452)	(140,886)	(21,069)	(799)	(92,971)	66,449
Distributions to shareholders
From distributable earnings
Class A	—	—	(83,320)	—	—	—	—
Class I	—	—	(89,097)	—	—	—	—
Total distributions to shareholders	—	—	(172,417)	—	—	—	—
Share transactions[1]
Proceeds from the sale of shares
Class A	3,454	100,043	176,343	73,417	21,720	113,142	1,405,288
Class I	—	6,695	107,176	395,514	1	13,449	158,700
Reinvestment of distributions
Class A	—	—	83,320	—	—	—	—
Class I	—	—	89,097	—	—	—	—
Cost of shares redeemed
Class A	(2,578)	(135,710)	(129,550)	(37,842)	(4,322)	(181,302)	(301,497)
Class I	—	(5,679)	(256,037)	(52,813)	—	(79,134)	(13,860)
Change in net assets from
share transactions	876	(34,651)	70,349	378,276	17,399	(133,845)	1,248,631
Change in net assets	(2,726)	(103,103)	(242,954)	357,207	16,600	(226,816)	1,315,080
Net assets beginning of year	10,246	331,859	1,031,896	25,560	—	872,113	557,505
Net assets end of year	$7,520	$228,756	$788,942	$382,767	$16,600	$645,297	$1,872,585

[1]Share transactions
Shares sold
Class A	386	5,161	13,132	4,325	2,277	9,896	56,392
Class I	—	349	7,828	21,772	—	1,153	6,146
Reinvestment of distributions
Class A	—	—	8,233	—	—	—	—
Class I	—	—	8,701	—	—	—	—
Shares redeemed
Class A	(285)	(7,325)	(9,847)	(2,295)	(490)	(15,940)	(12,200)
Class I	—	(304)	(19,157)	(2,991)	—	(7,033)	(559)
Change in shares
Class A	101	(2,164)	11,518	2,030	1,787	(6,044)	44,192
Class I	—	45	(2,628)	18,781	—	(5,880)	5,587

(a)	Period from commencement of operations April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/PIMCO Income Fund	JNL/PIMCO Investment Grade Credit Bond Fund	JNL/PIMCO Real Return Fund	JNL/PPM America Floating Rate Income Fund	JNL/PPM America High Yield Bond Fund	JNL/PPM America Total Return Fund	JNL/RAFI Fundamental U.S. Small Cap Fund
Operations
Net investment income (loss)	$53,593	$41,974	$99,630	$67,378	$89,552	$38,313	$5,015
Net realized gain (loss)	(24,343)	(144,311)	(162,866)	(42,971)	(85,477)	(120,109)	30,261
Net change in unrealized appreciation
(depreciation)	(163,993)	(166,430)	(159,265)	(88,247)	(216,812)	(176,426)	(109,925)
Change in net assets from operations	(134,743)	(268,767)	(222,501)	(63,840)	(212,737)	(258,222)	(74,649)
Share transactions[1]
Proceeds from the sale of shares
Class A	175,214	118,836	301,600	444,542	162,875	127,223	93,874
Class I	61,668	69,248	93,088	26,134	24,421	78,058	3,940
Cost of shares redeemed
Class A	(282,214)	(202,257)	(409,742)	(382,222)	(371,750)	(264,011)	(150,314)
Class I	(274,882)	(421,935)	(143,096)	(16,719)	(164,319)	(332,410)	(4,880)
Change in net assets from
share transactions	(320,214)	(436,108)	(158,150)	71,735	(348,773)	(391,140)	(57,380)
Change in net assets	(454,957)	(704,875)	(380,651)	7,895	(561,510)	(649,362)	(132,029)
Net assets beginning of year	1,701,445	1,636,259	1,917,130	1,208,209	1,949,062	1,962,590	541,426
Net assets end of year	$1,246,488	$931,384	$1,536,479	$1,216,104	$1,387,552	$1,313,228	$409,397

[1]Share transactions
Shares sold
Class A	16,683	10,161	25,807	39,817	11,449	10,258	11,895
Class I	5,803	5,871	7,737	2,302	1,442	6,260	509
Shares redeemed
Class A	(26,914)	(17,149)	(35,585)	(34,795)	(26,286)	(21,186)	(19,298)
Class I	(26,147)	(37,793)	(12,166)	(1,507)	(9,621)	(26,920)	(634)
Change in shares
Class A	(10,231)	(6,988)	(9,778)	5,022	(14,837)	(10,928)	(7,403)
Class I	(20,344)	(31,922)	(4,429)	795	(8,179)	(20,660)	(125)

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/RAFI Multi-Factor U.S. Equity Fund	JNL/T. Rowe Price Balanced Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price U.S. High Yield Fund
Operations
Net investment income (loss)	$38,829	$7,094	$133,142	$(31,814)	$(16,090)	$29,953	$38,556
Net realized gain (loss)	154,188	7,647	830,818	(223,246)	226,770	(26,591)	(33,865)
Net change in unrealized appreciation
(depreciation)	(411,994)	(115,195)	(2,416,954)	(4,711,118)	(1,727,787)	(79,647)	(106,603)
Change in net assets from operations	(218,977)	(100,454)	(1,452,994)	(4,966,178)	(1,517,107)	(76,285)	(101,912)
Share transactions[1]
Proceeds from the sale of shares
Class A	113,259	87,363	2,288,630	1,115,972	573,287	526,748	53,112
Class I	2,972	1,828	110,474	244,452	27,297	355,347	63,002
Cost of shares redeemed
Class A	(447,675)	(111,861)	(1,968,202)	(1,762,704)	(1,135,783)	(541,425)	(51,421)
Class I	(4,808)	(456)	(117,958)	(724,303)	(50,276)	(173,770)	(152,735)
Change in net assets from
share transactions	(336,252)	(23,126)	312,944	(1,126,583)	(585,475)	166,900	(88,042)
Change in net assets	(555,229)	(123,580)	(1,140,050)	(6,092,761)	(2,102,582)	90,615	(189,954)
Net assets beginning of year	2,751,524	569,271	12,023,884	13,315,042	6,993,709	1,670,425	713,005
Net assets end of year	$2,196,295	$445,691	$10,883,834	$7,222,281	$4,891,127	$1,761,040	$523,051

[1]Share transactions
Shares sold
Class A	6,164	5,809	105,263	19,406	8,946	51,858	4,993
Class I	161	120	4,982	4,080	400	34,308	5,743
Shares redeemed
Class A	(24,390)	(7,538)	(91,019)	(30,304)	(17,765)	(53,206)	(4,809)
Class I	(265)	(30)	(5,362)	(12,224)	(743)	(16,694)	(14,300)
Change in shares
Class A	(18,226)	(1,729)	14,244	(10,898)	(8,819)	(1,348)	184
Class I	(104)	90	(380)	(8,144)	(343)	17,614	(8,557)

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/T. Rowe Price Value Fund	JNL/WCM China Quality Growth Fund(a)	JNL/WCM Focused International Equity Fund	JNL/Westchester Capital Event Driven Fund	JNL/Western Asset Global Multi-Sector Bond Fund	JNL/William Blair International Leaders Fund	JNL/WMC Balanced Fund
Operations
Net investment income (loss)	$61,004	$11	$(4)	$1,666	$18,297	$5,356	$115,908
Net realized gain (loss)	171,588	152	202,501	(997)	(120,847)	(3,884)	209,529
Net change in unrealized appreciation
(depreciation)	(896,294)	(3)	(887,864)	(5,125)	74,216	(285,861)	(1,793,613)
Change in net assets from operations	(663,702)	160	(685,367)	(4,456)	(28,334)	(284,389)	(1,468,176)
Distributions to shareholders
From distributable earnings
Class A	—	—	(98,425)	—	—	(107,440)	—
Class I	—	—	(146,674)	—	—	(32,814)	—
Total distributions to shareholders	—	—	(245,099)	—	—	(140,254)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	707,016	6,385	239,340	47,440	48,619	97,207	1,062,328
Class I	216,857	1	162,818	19,899	2,123	18,501	16,471
Reinvestment of distributions
Class A	—	—	98,425	—	—	107,440	—
Class I	—	—	146,674	—	—	32,814	—
Cost of shares redeemed
Class A	(751,292)	(810)	(167,159)	(38,859)	(116,187)	(159,820)	(1,640,052)
Class I	(880,957)	—	(640,248)	(22,501)	(1,654)	(28,266)	(15,333)
Change in net assets from
share transactions	(708,376)	5,576	(160,150)	5,979	(67,099)	67,876	(576,586)
Change in net assets	(1,372,078)	5,736	(1,090,616)	1,523	(95,433)	(356,767)	(2,044,762)
Net assets beginning of year	5,844,605	—	2,429,580	130,137	502,962	1,163,444	10,607,132
Net assets end of year	$4,472,527	$5,736	$1,338,964	$131,660	$407,529	$806,677	$8,562,370

[1]Share transactions
Shares sold
Class A	31,251	633	13,516	4,005	6,702	7,733	35,007
Class I	8,974	—	9,027	1,660	289	1,398	522
Reinvestment of distributions
Class A	—	—	6,931	—	—	10,669	—
Class I	—	—	10,207	—	—	3,030	—
Shares redeemed
Class A	(33,606)	(82)	(9,555)	(3,288)	(16,159)	(12,730)	(54,256)
Class I	(37,078)	—	(36,647)	(1,899)	(228)	(2,109)	(485)
Change in shares
Class A	(2,355)	551	10,892	717	(9,457)	5,672	(19,249)
Class I	(28,104)	—	(17,413)	(239)	61	2,319	37

(a)	Period from commencement of operations April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2022

	JNL/WMC Equity Income Fund	JNL/WMC Global Real Estate Fund	JNL/WMC Government Money Market Fund	JNL/WMC Value Fund
Operations
Net investment income (loss)	$22,929	$14,130	$29,584	$25,042
Net realized gain (loss)	12,584	(67,094)	1	126,304
Net change in unrealized appreciation
(depreciation)	(10,834)	(218,070)	—	(229,983)
Change in net assets from operations	24,679	(271,034)	29,585	(78,637)
Distributions to shareholders
From distributable earnings
Class A	—	—	(27,544)	—
Class I	—	—	(2,040)	—
Total distributions to shareholders	—	—	(29,584)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	372,119	89,184	3,390,314	211,151
Class I	457,669	2,388	351,531	99,897
Reinvestment of distributions
Class A	—	—	27,544	—
Class I	—	—	2,040	—
Cost of shares redeemed
Class A	(214,532)	(169,218)	(2,440,557)	(204,773)
Class I	(44,779)	(1,727)	(62,260)	(248,390)
Change in net assets from
share transactions	570,477	(79,373)	1,268,612	(142,115)
Change in net assets	595,156	(350,407)	1,268,613	(220,752)
Net assets beginning of year	681,563	1,024,905	2,097,374	1,679,075
Net assets end of year	$1,276,719	$674,498	$3,365,987	$1,458,323

[1]Share transactions
Shares sold
Class A	23,941	9,107	3,390,314	7,175
Class I	29,240	232	351,531	3,221
Reinvestment of distributions
Class A	—	—	27,544	—
Class I	—	—	2,040	—
Shares redeemed
Class A	(13,821)	(16,891)	(2,440,557)	(7,010)
Class I	(2,821)	(175)	(62,260)	(8,056)
Change in shares
Class A	10,120	(7,784)	977,301	165
Class I	26,419	57	291,311	(4,835)

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

Net Investment Income (Loss). The net investment income (loss) per share is calculated using the average shares method.

Total Return. Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

Portfolio Turnover. Portfolio turnover is not annualized for periods of less than one year. Securities sold short are considered long term investments for purposes of calculating portfolio turnover. Dollar roll and in-kind transactions are excluded for purposes of calculating portfolio turnover. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation. Portfolio turnover for the Funds of Funds is based on the Funds of Funds' purchases and sales of the Underlying Funds. Portfolio turnover for the Feeder Funds reflects each Master Fund’s portfolio purchases and sales. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

Income and Expense Ratios. Ratios are annualized for periods less than one year. Ratios of net investment income and expenses to average net assets do not include the impact of underlying funds' expenses. The expenses or expense waivers for certain Funds' Class I shares were $0.00 for one or more days during certain periods and this was a result of the net assets for the respective Class being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for certain Funds' Class I shares were $0.01 for one or more days during certain periods and this was a result of the net assets for the respective Class being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds Balanced Fund(a)(b)
Class A
12/31/23		13.79	0.27	1.64	1.91	—	—	15.70	13.85	2,796,135	54	(c)	0.61	0.91	1.88
12/31/22		15.99	0.22	(2.42)	(2.20)	—	—	13.79	(13.76)	2,476,333	42	(c)	0.61	0.91	1.56
12/31/21		13.94	0.19	1.86	2.05	—	—	15.99	14.71	2,787,863	45	(c)	0.61	0.91	1.26
12/31/20		12.44	0.18	1.32	1.50	—	—	13.94	12.06	2,073,720	49	(c)	0.62	0.92	1.43
12/31/19		10.30	0.20	1.94	2.14	—	—	12.44	20.78	1,569,534	47	(c)	0.61	0.94	1.74

Class I
12/31/23		14.46	0.32	1.73	2.05	—	—	16.51	14.18	50,185	54	(c)	0.31	0.61	2.14
12/31/22		16.71	0.28	(2.53)	(2.25)	—	—	14.46	(13.46)	45,346	42	(c)	0.31	0.61	1.86
12/31/21		14.52	0.25	1.94	2.19	—	—	16.71	15.08	50,294	45	(c)	0.31	0.61	1.59
12/31/20		12.92	0.24	1.36	1.60	—	—	14.52	12.38	36,032	49	(c)	0.32	0.62	1.83
12/31/19		10.67	0.27	1.98	2.25	—	—	12.92	21.09	23,098	47	(c)	0.31	0.64	2.26

JNL/American Funds Bond Fund of America Fund(a)(d)
Class A
12/31/23		8.81	0.35	0.06	0.41	—	—	9.22	4.65	348,671	129	(e)	0.60	0.80	3.97
12/31/22		10.11	0.32	(1.62)	(1.30)	—	—	8.81	(12.86)	162,367	77	(e)	0.61	0.81	3.50
12/31/21	(f)	10.00	0.24	(0.13)	0.11	—	—	10.11	1.10	62,772	87	(e)	0.61	0.81	3.47

Class I
12/31/23		8.86	0.36	0.07	0.43	—	—	9.29	4.85	13,335	129	(e)	0.30	0.50	4.01
12/31/22		10.13	0.51	(1.78)	(1.27)	—	—	8.86	(12.54)	6,567	77	(e)	0.31	0.51	5.55
12/31/21	(f)	10.00	0.16	(0.03)	0.13	—	—	10.13	1.30	1,711	87	(e)	0.31	0.51	2.32

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Balanced Fund - Class A: December 31, 2023: 0.91%, 1.21%, 1.58%; December 31, 2022: 0.91%, 1.21%, 1.26%; December 31, 2021: 0.91%, 1.21%, 0.96%; December 31, 2020: 0.92%, 1.22%, 1.13%; December 31, 2019: 0.90%, 1.23%, 1.45%. JNL/American Funds Balanced Fund - Class I: December 31, 2023: 0.61%, 0.91%, 1.84%; December 31, 2022: 0.61%, 0.91%, 1.56%; December 31, 2021: 0.61%, 0.91%, 1.29%; December 31, 2020: 0.62%, 0.92%, 1.53%; December 31, 2019: 0.60%, 0.93%, 1.97%.

(c)	Portfolio turnover including dollar roll transactions for JNL/American Funds Balanced Fund’s Master Fund was 79%, 145%, 124%, 118% and 159% in 2019, 2020, 2021, 2022 and 2023 respectively.
(d)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Bond Fund of America Fund - Class A: December 31, 2023: 0.80%, 1.00%, 3.77%; December 31, 2022: 0.81%, 1.01%, 3.30%; December 31, 2021: 0.87%, 1.07%, 3.21%. JNL/American Funds Bond Fund of America Fund - Class I: December 31, 2023: 0.50%, 0.70%, 3.81%; December 31, 2022: 0.51%, 0.71%, 5.35%; December 31, 2021: 0.57%, 0.77%, 2.06%.

(e)	Portfolio turnover including dollar roll transactions for JNL/American Funds Bond Fund of America Fund was 456%, 415% and 545% in 2021, 2022 and 2023 respectively.
(f)	The Fund commenced operations on April 26, 2021.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds Capital Income Builder Fund(a)(b)
Class A
12/31/23	12.17	0.31	0.73	1.04	—	—	13.21	8.55	382,448	59	(c)	0.68	0.93	2.53
12/31/22	13.16	0.31	(1.30)	(0.99)	—	—	12.17	(7.52)	343,933	48	(c)	0.68	0.93	2.51
12/31/21	11.49	0.30	1.37	1.67	—	—	13.16	14.53	275,274	60	(c)	0.68	0.93	2.44
12/31/20	11.05	0.27	0.17	0.44	—	—	11.49	3.98	181,763	110	(c)	0.65	0.93	2.59
12/31/19	9.41	0.29	1.35	1.64	—	—	11.05	17.43	128,205	44	(c)	0.58	0.94	2.83

Class I
12/31/23	12.34	0.36	0.74	1.10	—	—	13.44	8.91	8,082	59	(c)	0.38	0.63	2.87
12/31/22	13.31	0.34	(1.31)	(0.97)	—	—	12.34	(7.29)	7,276	48	(c)	0.38	0.63	2.71
12/31/21	11.58	0.35	1.38	1.73	—	—	13.31	14.94	7,313	60	(c)	0.38	0.63	2.77
12/31/20	11.11	0.30	0.17	0.47	—	—	11.58	4.23	4,553	110	(c)	0.35	0.63	2.83
12/31/19	9.43	0.32	1.36	1.68	—	—	11.11	17.82	2,975	44	(c)	0.28	0.64	3.08

JNL/American Funds Capital World Bond Fund(a)(d)
Class A
12/31/23	9.63	(0.06)	0.62	0.56	—	—	10.19	5.82	340,882	110	(e)	0.58	1.01	(0.58)
12/31/22	11.73	(0.03)	(2.07)	(2.10)	—	—	9.63	(17.90)	350,084	114	(e)	0.57	1.00	(0.28)
12/31/21	12.39	0.16	(0.82)	(0.66)	—	—	11.73	(5.33)	480,867	64	(e)	0.57	1.00	1.34
12/31/20	11.31	0.10	0.98	1.08	—	—	12.39	9.55	505,412	88	(e)	0.56	1.00	0.88
12/31/19	10.52	0.14	0.65	0.79	—	—	11.31	7.51	496,660	110	(e)	0.53	1.02	1.27

Class I
12/31/23	9.83	(0.03)	0.63	0.60	—	—	10.43	6.10	4,683	110	(e)	0.28	0.71	(0.28)
12/31/22	11.94	0.00	(2.11)	(2.11)	—	—	9.83	(17.67)	4,581	114	(e)	0.27	0.70	0.01
12/31/21	12.57	0.22	(0.85)	(0.63)	—	—	11.94	(5.01)	4,955	64	(e)	0.27	0.70	1.81
12/31/20	11.44	0.16	0.97	1.13	—	—	12.57	9.88	3,664	88	(e)	0.26	0.70	1.37
12/31/19	10.61	0.21	0.62	0.83	—	—	11.44	7.82	2,381	110	(e)	0.23	0.72	1.84

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Capital Income Builder Fund - Class A: December 31, 2023: 0.94%, 1.19%, 2.27%; December 31, 2022: 0.94%, 1.19%, 2.25%; December 31, 2021: 0.95%, 1.20%, 2.17%; December 31, 2020: 1.00%, 1.28%, 2.24%; December 31, 2019: 1.11%, 1.47%, 2.30%. JNL/American Funds Capital Income Builder Fund - Class I: December 31, 2023: 0.64%, 0.89%, 2.61%; December 31, 2022: 0.64%, 0.89%, 2.45%; December 31, 2021: 0.65%, 0.90%, 2.50%; December 31, 2020: 0.70%, 0.98%, 2.48%; December 31, 2019: 0.81%, 1.17%, 2.55%.

(c)

Portfolio turnover including dollar roll transactions for JNL/American Funds Capital Income Builder Fund's Master Fund was 72%, 184%, 93%, 126%, and 149% in 2019, 2020, 2021, 2022, and 2023 respectively.

(d)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Capital World Bond Fund - Class A: December 31, 2023: 1.06%, 1.49%, (1.06%); December 31, 2022: 1.05%, 1.48%, (0.76)%; December 31, 2021: 1.07%, 1.50%, 0.84%; December 31, 2020: 1.08%, 1.52%, 0.36%; December 31, 2019: 1.11%, 1.60%, 0.69%. JNL/American Funds Capital World Bond Fund - Class I: December 31, 2023: 0.76%, 1.19%, (0.76%); December 31, 2022: 0.75%, 1.18%, (0.47)%; December 31, 2021: 0.77%, 1.20%, 1.31%; December 31, 2020: 0.78%, 1.22%, 0.85%; December 31, 2019: 0.81%, 1.30%, 1.26%.

(e)	Portfolio turnover including dollar roll transactions for JNL/American Funds Capital World Bond Fund's Master Fund was 159%, 145%, 91%, 188% and 286% in 2019, 2020, 2021, 2022 and 2023 respectively.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds Global Growth Fund(a)(b)
Class A
12/31/23	19.75	0.12	4.25	4.37	—	—	24.12	22.13	899,358	29	0.65	1.05	0.52
12/31/22	26.35	0.06	(6.66)	(6.60)	—	—	19.75	(25.05)	703,263	29	0.62	1.05	0.30
12/31/21	22.70	0.01	3.64	3.65	—	—	26.35	16.08	985,836	18	0.55	1.05	0.05
12/31/20	17.45	0.02	5.23	5.25	—	—	22.70	30.09	751,772	17	0.56	1.06	0.09
12/31/19	12.93	0.16	4.36	4.52	—	—	17.45	34.96	454,045	14	0.54	1.07	1.05

Class I
12/31/23	20.05	0.19	4.32	4.51	—	—	24.56	22.49	24,350	29	0.35	0.75	0.84
12/31/22	26.67	0.13	(6.75)	(6.62)	—	—	20.05	(24.82)	18,835	29	0.32	0.75	0.61
12/31/21	22.90	0.09	3.68	3.77	—	—	26.67	16.46	26,529	18	0.25	0.75	0.37
12/31/20	17.56	0.08	5.26	5.34	—	—	22.90	30.41	15,648	17	0.26	0.76	0.44
12/31/19	12.97	0.24	4.35	4.59	—	—	17.56	35.39	7,327	14	0.24	0.77	1.52

JNL/American Funds Global Small Capitalization Fund(a)(c)
Class A
12/31/23	16.04	(0.02)	2.55	2.53	—	—	18.57	15.77	663,233	36	0.59	1.05	(0.12)
12/31/22	22.85	(0.10)	(6.71)	(6.81)	—	—	16.04	(29.80)	606,245	40	0.58	1.05	(0.58)
12/31/21	21.48	(0.13)	1.50	1.37	—	—	22.85	6.38	915,287	29	0.55	1.05	(0.55)
12/31/20	16.61	(0.06)	4.93	4.87	—	—	21.48	29.32	881,265	38	0.55	1.05	(0.35)
12/31/19	12.67	(0.02)	3.96	3.94	—	—	16.61	31.10	752,787	50	0.55	1.07	(0.16)

Class I
12/31/23	16.47	0.03	2.62	2.65	—	—	19.12	16.09	11,446	36	0.29	0.75	0.20
12/31/22	23.39	(0.05)	(6.87)	(6.92)	—	—	16.47	(29.59)	9,653	40	0.28	0.75	(0.28)
12/31/21	21.92	(0.06)	1.53	1.47	—	—	23.39	6.71	13,636	29	0.25	0.75	(0.25)
12/31/20	16.89	(0.01)	5.04	5.03	—	—	21.92	29.78	7,815	38	0.25	0.75	(0.06)
12/31/19	12.85	0.03	4.01	4.04	—	—	16.89	31.44	5,022	50	0.25	0.77	0.19

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Global Growth Fund - Class A: December 31, 2023: 1.06%, 1.46%, 0.11%; December 31, 2022: 1.08%, 1.51%, (0.16)%; December 31, 2021: 1.09%, 1.59%, (0.49)%; December 31, 2020: 1.12%, 1.62%, (0.47)%; December 31, 2019: 1.10%, 1.63%, 0.49%. JNL/American Funds Global Growth Fund - Class I: December 31, 2023: 0.76%, 1.16%, 0.43%; December 31, 2022: 0.78%, 1.21%, 0.15%; December 31, 2021: 0.79%, 1.29%, (0.17)%; December 31, 2020: 0.82%, 1.32%, (0.12)%; December 31, 2019: 0.80%, 1.33%, 0.96%.

(c)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Global Small Capitalization Fund - Class A: December 31, 2023: 1.24%, 1.70%, (0.77%); December 31, 2022: 1.27%, 1.74%, (1.27)%; December 31, 2021: 1.29%, 1.79%, (1.29)%; December 31, 2020: 1.30%, 1.80%, (1.10)%; December 31, 2019: 1.30%, 1.82%, (0.91)%. JNL/American Funds Global Small Capitalization Fund - Class I: December 31, 2023: 0.94%, 1.40%, (0.45%); December 31, 2022: 0.97%, 1.44%, (0.97)%; December 31, 2021: 0.99%, 1.49%, (0.99)%; December 31, 2020: 1.00%, 1.50%, (0.81)%; December 31, 2019: 1.00%, 1.52%, (0.56)%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds Growth Fund(a)(b)
Class A
12/31/23	35.81	0.03	13.59	13.62	—	—	49.43	38.03	4,989,869	23	0.55	1.00	0.07
12/31/22	51.27	0.02	(15.48)	(15.46)	—	—	35.81	(30.15)	3,304,086	29	0.56	1.01	0.04
12/31/21	42.16	(0.03)	9.14	9.11	—	—	51.27	21.61	4,479,365	25	0.56	1.01	(0.05)
12/31/20	27.81	0.01	14.34	14.35	—	—	42.16	51.60	3,076,624	32	0.58	1.03	0.04
12/31/19	21.34	0.13	6.34	6.47	—	—	27.81	30.32	1,195,026	21	0.60	1.08	0.53

Class I
12/31/23	36.40	0.16	13.84	14.00	—	—	50.40	38.46	100,563	23	0.25	0.70	0.37
12/31/22	51.96	0.15	(15.71)	(15.56)	—	—	36.40	(29.95)	66,531	29	0.26	0.71	0.36
12/31/21	42.60	(0.16)	9.52	9.36	—	—	51.96	21.97	83,443	25	0.26	0.71	(0.33)
12/31/20	28.02	0.11	14.47	14.58	—	—	42.60	52.03	51,111	32	0.28	0.73	0.34
12/31/19	21.43	0.21	6.38	6.59	—	—	28.02	30.75	20,257	21	0.30	0.78	0.85

JNL/American Funds Growth-Income Fund(a)(c)
Class A
12/31/23	31.79	0.35	7.81	8.16	—	—	39.95	25.67	10,182,250	26	0.63	0.93	0.98
12/31/22	38.22	0.30	(6.73)	(6.43)	—	—	31.79	(16.82)	8,441,976	25	0.63	0.93	0.90
12/31/21	30.91	0.26	7.05	7.31	—	—	38.22	23.65	10,486,513	24	0.63	0.93	0.74
12/31/20	27.33	0.26	3.32	3.58	—	—	30.91	13.10	8,561,939	33	0.64	0.94	0.98
12/31/19	21.75	0.32	5.26	5.58	—	—	27.33	25.66	7,777,472	27	0.64	0.96	1.30

Class I
12/31/23	32.62	0.48	8.01	8.49	—	—	41.11	26.03	140,610	26	0.33	0.63	1.32
12/31/22	39.10	0.41	(6.89)	(6.48)	—	—	32.62	(16.57)	107,171	25	0.33	0.63	1.21
12/31/21	31.53	0.40	7.17	7.57	—	—	39.10	24.01	127,876	24	0.33	0.63	1.13
12/31/20	27.79	0.40	3.34	3.74	—	—	31.53	13.46	87,382	33	0.34	0.64	1.44
12/31/19	22.05	0.47	5.27	5.74	—	—	27.79	26.03	54,642	27	0.34	0.66	1.87

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Growth Fund - Class A: December 31, 2023: 0.90%, 1.35%, (0.28%); December 31, 2022: 0.91%, 1.36%, (0.31)%; December 31, 2021: 0.90%, 1.35%, (0.39)%; December 31, 2020: 0.93%, 1.38%, (0.31)%; December 31, 2019: 0.95%, 1.43%, 0.18%. JNL/American Funds Growth Fund - Class I: December 31, 2023: 0.60%, 1.05%, 0.02%; December 31, 2022: 0.61%, 1.06%, 0.01%; December 31, 2021: 0.60%, 1.05%, (0.67)%; December 31, 2020: 0.63%, 1.08%, (0.01)%; December 31, 2019: 0.65%, 1.13%, 0.50%.

(c)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Growth-Income Fund - Class A: December 31, 2023: 0.92%, 1.22%, 0.69%; December 31, 2022: 0.92%, 1.22%, 0.61%; December 31, 2021: 0.92%, 1.22%, 0.45%; December 31, 2020: 0.93%, 1.23%, 0.69%; December 31, 2019: 0.93%, 1.25%, 1.01%. JNL/American Funds Growth-Income Fund - Class I: December 31, 2023: 0.62%, 0.92%, 1.03%; December 31, 2022: 0.62%, 0.92%, 0.92%; December 31, 2021: 0.62%, 0.92%, 0.84%; December 31, 2020: 0.63%, 0.93%, 1.15%; December 31, 2019: 0.63%, 0.95%, 1.58%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds International Fund(a)(b)
Class A
12/31/23	13.63	0.13	1.96	2.09	—	—	15.72	15.33	1,435,176	28	0.64	1.14	0.89
12/31/22	17.27	0.19	(3.83)	(3.64)	—	—	13.63	(21.08)	1,354,785	42	0.64	1.14	1.32
12/31/21	17.59	0.36	(0.68)	(0.32)	—	—	17.27	(1.82)	1,828,116	44	0.63	1.13	2.02
12/31/20	15.49	0.04	2.06	2.10	—	—	17.59	13.56	1,937,861	40	0.63	1.13	0.26
12/31/19	12.65	0.15	2.69	2.84	—	—	15.49	22.45	1,932,025	32	0.63	1.15	1.03

Class I
12/31/23	13.95	0.19	2.01	2.20	—	—	16.15	15.77	17,619	28	0.34	0.84	1.25
12/31/22	17.63	0.25	(3.93)	(3.68)	—	—	13.95	(20.87)	14,865	42	0.34	0.84	1.69
12/31/21	17.91	0.48	(0.76)	(0.28)	—	—	17.63	(1.56)	17,376	44	0.33	0.83	2.61
12/31/20	15.72	0.10	2.09	2.19	—	—	17.91	13.93	14,166	40	0.33	0.83	0.65
12/31/19	12.80	0.22	2.70	2.92	—	—	15.72	22.81	10,433	32	0.33	0.85	1.51

JNL/American Funds New World Fund(a)(c)
Class A
12/31/23	14.36	0.15	2.07	2.22	—	—	16.58	15.46	1,398,840	36	0.69	1.34	0.98
12/31/22	18.51	0.13	(4.28)	(4.15)	—	—	14.36	(22.42)	1,285,794	40	0.69	1.34	0.87
12/31/21	17.72	0.08	0.71	0.79	—	—	18.51	4.46	1,742,316	43	0.68	1.33	0.42
12/31/20	14.40	(0.06)	3.38	3.32	—	—	17.72	23.06	1,646,066	70	0.68	1.34	(0.43)
12/31/19	11.19	0.07	3.14	3.21	—	—	14.40	28.69	1,468,591	38	0.64	1.36	0.55

Class I
12/31/23	14.68	0.21	2.11	2.32	—	—	17.00	15.80	31,324	36	0.39	1.04	1.34
12/31/22	18.87	0.19	(4.38)	(4.19)	—	—	14.68	(22.20)	24,971	40	0.39	1.04	1.24
12/31/21	18.01	0.15	0.71	0.86	—	—	18.87	4.78	30,047	43	0.38	1.03	0.80
12/31/20	14.59	(0.02)	3.44	3.42	—	—	18.01	23.44	21,146	70	0.38	1.04	(0.12)
12/31/19	11.31	0.14	3.14	3.28	—	—	14.59	29.00	12,999	38	0.34	1.06	1.03

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds International Fund - Class A: December 31, 2023: 1.17%, 1.67%, 0.36%; December 31, 2022: 1.18%, 1.68%, 0.78%; December 31, 2021: 1.18%, 1.68%, 1.47%; December 31, 2020: 1.18%, 1.68%, (0.29)%; December 31, 2019: 1.17%, 1.69%, 0.49%. JNL/American Funds International Fund - Class I: December 31, 2023: 0.87%, 1.37%, 0.72%; December 31, 2022: 0.88%, 1.38%, 1.15%; December 31, 2021: 0.88%, 1.38%, 2.06%; December 31, 2020: 0.88%, 1.38%, 0.10%; December 31, 2019: 0.87%, 1.39%, 0.97%.

(c)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds New World Fund - Class A: December 31, 2023: 1.26%, 1.91%, 0.41%; December 31, 2022: 1.26%, 1.91%, 0.30%; December 31, 2021: 1.24%, 1.89%, (0.14)%; December 31, 2020: 1.32%, 1.98%, (1.07)%; December 31, 2019: 1.40%, 2.12%, (0.21)%. JNL/American Funds New World Fund - Class I: December 31, 2023: 0.96%, 1.61%, 0.77%; December 31, 2022: 0.96%, 1.61%, 0.67%; December 31, 2021: 0.94%, 1.59%, 0.24%; December 31, 2020: 1.02%, 1.68%, (0.76)%; December 31, 2019: 1.10%, 1.82%, 0.27%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations				Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)		Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds Washington Mutual Investors Fund(a)(b)
Class A
12/31/23	30.62	0.46		4.71	5.17	—	—	35.79	16.88	3,711,485	29		0.66	0.96	1.42
12/31/22	33.61	0.45		(3.44)	(2.99)	—	—	30.62	(8.90)	3,451,516	30		0.66	0.96	1.47
12/31/21	26.40	0.31		6.90	7.21	—	—	33.61	27.31	3,975,111	90		0.64	0.96	1.04
12/31/20	24.35	0.32		1.73	2.05	—	—	26.40	8.42	3,305,413	40		0.59	0.97	1.38
12/31/19	20.13	0.37		3.85	4.22	—	—	24.35	20.96	3,286,576	37		0.59	0.98	1.66

Class I
12/31/23	31.42	0.60		4.82	5.42	—	—	36.84	17.25	48,235	29		0.36	0.66	1.80
12/31/22	34.39	0.60		(3.57)	(2.97)	—	—	31.42	(8.64)	41,226	30		0.36	0.66	1.90
12/31/21	26.93	0.44		7.02	7.46	—	—	34.39	27.70	39,478	90		0.34	0.66	1.43
12/31/20	24.77	0.46		1.70	2.16	—	—	26.93	8.72	23,182	40		0.29	0.67	1.96
12/31/19	20.41	0.57		3.79	4.36	—	—	24.77	21.36	14,963	37		0.29	0.68	2.53

JNL/Mellon Bond Index Fund(c)(d)(e)
Class A
12/31/23	10.92	(0.05)		0.59	0.54	—	—	11.46	4.95	1,009,660	75	(f)	0.49	0.56	(0.49)
12/31/22	12.63	(0.06)		(1.65)	(1.71)	—	—	10.92	(13.54)	995,894	104	(f)	0.49	0.56	(0.49)
12/31/21	12.91	(0.00)	(g)	(0.28)	(0.28)	—	—	12.63	(2.17)	1,294,812	33	(f)	0.51	0.56	(0.03)
12/31/20	12.06	0.20		0.65	0.85	—	—	12.91	7.05	1,158,877	81	(f)	0.56	0.56	1.58
12/31/19	11.43	0.27		0.64	0.91	(0.28)	—	12.06	7.93	942,401	62	(f)	0.56	0.56	2.24

Class I
12/31/23	11.45	(0.02)		0.62	0.60	—	—	12.05	5.24	20,960	75	(f)	0.19	0.26	(0.19)
12/31/22	13.20	(0.02)		(1.73)	(1.75)	—	—	11.45	(13.26)	20,567	104	(f)	0.19	0.26	(0.19)
12/31/21	13.44	0.18		(0.42)	(0.24)	—	—	13.20	(1.79)	25,144	33	(f)	0.25	0.26	1.35
12/31/20	12.53	0.25		0.66	0.91	—	—	13.44	7.26	264,938	81	(f)	0.26	0.26	1.90
12/31/19	11.85	0.32		0.67	0.99	(0.31)	—	12.53	8.37	267,955	62	(f)	0.26	0.26	2.54

(a)

The Master Funds for the JNL/American Funds Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/American Funds Washington Mutual Investors Fund - Class A: December 31, 2023: 0.93%, 1.23%, 1.15%; December 31, 2022: 0.92%, 1.22%, 1.21%; December 31, 2021: 0.95%, 1.27%, 0.73%; December 31, 2020: 1.02%, 1.40%, 0.95%; December 31, 2019: 1.01%, 1.40%, 1.24%. JNL/American Funds Washington Mutual Investors Fund - Class I: December 31, 2023: 0.63%, 0.93%, 1.53%; December 31, 2022: 0.62%, 0.92%, 1.64%; December 31, 2021: 0.65%, 0.97%, 1.12%; December 31, 2020: 0.72%, 1.10%, 1.53%; December 31, 2019: 0.71%, 1.10%, 2.11%.

(c)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Mellon Bond Index Fund - Class A: December 31, 2023: 0.57%, 0.64%, (0.57%); December 31, 2022: 0.56%, 0.63%, (0.56)%; December 31, 2021: 0.56%, 0.61%, (0.08)%. JNL/Mellon Bond Index Fund - Class I: December 31, 2023: 0.27%, 0.34%, (0.27%); December 31, 2022: 0.26%, 0.33%, (0.26)%; December 31, 2021: 0.30%, 0.31%, 1.30%.

(d)	Effective April 26, 2021, the Fund became a feeder fund. Prior to April 26, 2021, the Fund was a Sub-Advised Fund.
(e)

The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Series Trust Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(f)	Portfolio turnover including dollar roll transactions for JNL/Mellon Bond Index Fund was 107%, 140% ,105%, 204%, and 123% in 2019, 2020, 2021, 2022 and 2023 respectively.
(g)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Emerging Markets Index Fund(a)(b)(c)
Class A
12/31/23	10.04	(0.06)	0.99	0.93	—	—	10.97	9.26	823,901	12	0.58	0.72	(0.58)
12/31/22	12.39	(0.06)	(2.29)	(2.35)	—	—	10.04	(18.97)	801,260	7	0.57	0.72	(0.57)
12/31/21	12.84	(0.01)	(0.44)	(0.45)	—	—	12.39	(3.50)	1,049,682	19	0.62	0.72	(0.09)
12/31/20	11.30	0.14	1.78	1.92	(0.38)	—	12.84	17.10	1,128,963	11	0.74	0.74	1.35
12/31/19	9.79	0.22	1.52	1.74	(0.23)	—	11.30	17.89	1,169,784	12	0.73	0.73	2.09

Class I
12/31/23	10.18	(0.02)	1.00	0.98	—	—	11.16	9.63	18,475	12	0.23	0.42	(0.23)
12/31/22	12.51	(0.02)	(2.31)	(2.33)	—	—	10.18	(18.63)	16,022	7	0.22	0.42	(0.22)
12/31/21	12.92	0.03	(0.44)	(0.41)	—	—	12.51	(3.17)	19,232	19	0.26	0.42	0.23
12/31/20	11.36	0.17	1.81	1.98	(0.42)	—	12.92	17.55	14,781	11	0.40	0.44	1.59
12/31/19	9.85	0.25	1.52	1.77	(0.26)	—	11.36	18.20	8,648	12	0.43	0.43	2.37

JNL/Mellon International Index Fund(b)(c)(d)
Class A
12/31/23	13.13	0.33	1.93	2.26	—	—	15.39	17.21	2,241,068	7	0.51	0.60	2.34
12/31/22	15.72	0.30	(2.53)	(2.23)	(0.03)	(0.33)	13.13	(14.20)	2,075,890	2	0.51	0.61	2.21
12/31/21	14.23	0.02	1.47	1.49	—	—	15.72	10.47	2,590,032	6	0.53	0.61	0.10
12/31/20	13.80	0.23	0.82	1.05	(0.47)	(0.15)	14.23	7.70	1,453,177	3	0.63	0.63	1.78
12/31/19	11.95	0.36	2.15	2.51	(0.37)	(0.29)	13.80	21.21	1,514,294	4	0.63	0.63	2.69

Class I
12/31/23	13.83	0.41	2.02	2.43	—	—	16.26	17.57	57,687	7	0.21	0.30	2.73
12/31/22	16.53	0.37	(2.66)	(2.29)	(0.08)	(0.33)	13.83	(13.91)	50,505	2	0.21	0.31	2.64
12/31/21	14.92	0.31	1.30	1.61	—	—	16.53	10.79	55,074	6	0.30	0.32	1.95
12/31/20	14.44	0.28	0.86	1.14	(0.51)	(0.15)	14.92	8.02	280,274	3	0.33	0.33	2.08
12/31/19	12.48	0.40	2.26	2.66	(0.41)	(0.29)	14.44	21.57	290,707	4	0.33	0.33	2.88

(a)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Mellon Emerging Markets Index Fund - Class A: December 31, 2023: 0.74%, 0.88%, (0.74%); December 31, 2022: 0.73%, 0.88%, (0.73)%; December 31, 2021: 0.74%, 0.84%, (0.23)%. JNL/Mellon Emerging Markets Index Fund - Class I: December 31, 2023: 0.39%, 0.58%, (0.39%); December 31, 2022: 0.38%, 0.58%, (0.38)%; December 31, 2021: 0.38%, 0.53%, 0.08%.

(b)	Effective April 26, 2021, the Fund became a feeder fund. Prior to April 26, 2021, the Fund was a Sub-Advised Fund.
(c)

The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Series Trust Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(d)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Mellon International Index Fund - Class A: December 31, 2023: 0.61%, 0.70%, 2.24%; December 31, 2022: 0.61%, 0.71%, 2.11%; December 31, 2021: 0.61%, 0.69%, 0.02%. JNL/Mellon International Index Fund - Class I: December 31, 2023: 0.31%, 0.40%, 2.63%; December 31, 2022: 0.31%, 0.41%, 2.54%; December 31, 2021: 0.38%, 0.41%, 1.87%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon S&P 400 MidCap Index Fund(a)(b)(c)
Class A
12/31/23	27.26	(0.13)	4.44	4.31	—	—	31.57	15.81	3,290,675	19	0.46	0.54	(0.46)
12/31/22	31.53	(0.13)	(4.14)	(4.27)	—	—	27.26	(13.54)	2,999,247	12	0.46	0.54	(0.46)
12/31/21	25.40	(0.05)	6.18	6.13	—	—	31.53	24.13	3,778,288	13	0.49	0.54	(0.18)
12/31/20	22.48	0.21	2.71	2.92	—	—	25.40	12.99	3,147,797	27	0.56	0.56	1.02
12/31/19	17.90	0.22	4.36	4.58	—	—	22.48	25.59	2,906,819	18	0.56	0.56	1.08

Class I
12/31/23	28.17	(0.05)	4.59	4.54	—	—	32.71	16.12	73,919	19	0.16	0.24	(0.16)
12/31/22	32.48	(0.05)	(4.26)	(4.31)	—	—	28.17	(13.27)	66,791	12	0.16	0.24	(0.16)
12/31/21	26.08	0.16	6.24	6.40	—	—	32.48	24.54	71,747	13	0.23	0.25	0.53
12/31/20	23.01	0.28	2.79	3.07	—	—	26.08	13.34	299,838	27	0.26	0.26	1.32
12/31/19	18.28	0.29	4.44	4.73	—	—	23.01	25.88	301,617	18	0.26	0.26	1.39

JNL/Mellon Small Cap Index Fund(b)(c)(d)
Class A
12/31/23	22.74	(0.11)	3.65	3.54	—	—	26.28	15.57	2,541,868	36	0.46	0.54	(0.46)
12/31/22	27.28	(0.11)	(4.43)	(4.54)	—	—	22.74	(16.64)	2,277,127	23	0.46	0.54	(0.46)
12/31/21	21.63	(0.04)	5.69	5.65	—	—	27.28	26.12	2,916,059	20	0.49	0.55	(0.17)
12/31/20	19.52	0.15	1.96	2.11	—	—	21.63	10.81	2,384,433	26	0.57	0.57	0.90
12/31/19	15.97	0.17	3.38	3.55	—	—	19.52	22.23	2,312,325	29	0.57	0.57	0.96

Class I
12/31/23	23.49	(0.04)	3.78	3.74	—	—	27.23	15.92	64,165	36	0.16	0.24	(0.16)
12/31/22	28.09	(0.04)	(4.56)	(4.60)	—	—	23.49	(16.38)	53,909	23	0.16	0.24	(0.16)
12/31/21	22.21	0.15	5.73	5.88	—	—	28.09	26.47	64,789	20	0.23	0.25	0.59
12/31/20	19.98	0.21	2.02	2.23	—	—	22.21	11.16	293,522	26	0.27	0.27	1.20
12/31/19	16.30	0.23	3.45	3.68	—	—	19.98	22.58	298,749	29	0.27	0.27	1.27

(a)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Mellon S&P 400 MidCap Index Fund - Class A: December 31, 2023: 0.56%, 0.64%, (0.56%); December 31, 2022: 0.56%, 0.64%, (0.56)%; December 31, 2021: 0.57%, 0.62%, (0.23)%. JNL/Mellon S&P 400 MidCap Index Fund - Class I: December 31, 2023: 0.26%, 0.34%, (0.26%); December 31, 2022: 0.26%, 0.34%, (0.26)%; December 31, 2021: 0.31%, 0.34%, 0.49%.

(b)	Effective April 26, 2021, the Fund became a feeder fund. Prior to April 26, 2021, the Fund was a Sub-Advised Fund.
(c)

The Master Funds for the JNL/Mellon Feeder Funds are the Class I shares of the corresponding JNL Series Trust Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(d)

Ratios of net investment income and expenses to average net assets do not include the impact of the Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Mellon Small Cap Index Fund - Class A: December 31, 2023: 0.56%, 0.64%, (0.56%); December 31, 2022: 0.56%, 0.64%, (0.56)%; December 31, 2021: 0.57%, 0.63%, (0.21)%. JNL/Mellon Small Cap Index Fund - Class I: December 31, 2023: 0.26%, 0.34%, (0.26%); December 31, 2022: 0.26%, 0.34%, (0.26)%; December 31, 2021: 0.32%, 0.34%, 0.54%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL Aggressive Growth Allocation Fund
Class A
12/31/23	15.79	0.01	2.90	2.91	—	—	18.70	18.43	1,443,953	17	0.45	0.45	0.05
12/31/22	19.69	(0.02)	(3.88)	(3.90)	—	—	15.79	(19.81)	1,338,935	24	0.45	0.45	(0.11)
12/31/21	17.06	(0.02)	2.65	2.63	—	—	19.69	15.42	1,811,184	12	0.45	0.45	(0.09)
12/31/20	14.66	0.06	2.34	2.40	—	—	17.06	16.37	1,635,883	18	0.45	0.45	0.42
12/31/19	11.63	0.02	3.01	3.03	—	—	14.66	26.05	1,518,439	17	0.45	0.45	0.12

Class I
12/31/23	16.03	0.06	2.96	3.02	—	—	19.05	18.84	14,778	17	0.15	0.15	0.36
12/31/22	19.94	0.03	(3.94)	(3.91)	—	—	16.03	(19.61)	13,056	24	0.15	0.15	0.20
12/31/21	17.23	0.05	2.66	2.71	—	—	19.94	15.73	16,062	12	0.15	0.15	0.24
12/31/20	14.76	0.12	2.35	2.47	—	—	17.23	16.73	11,031	18	0.15	0.15	0.83
12/31/19	11.68	0.07	3.01	3.08	—	—	14.76	26.37	8,400	17	0.15	0.15	0.50

JNL Conservative Allocation Fund
Class A
12/31/23	12.50	(0.04)	1.20	1.16	—	—	13.66	9.28	583,918	24	0.48	0.48	(0.30)
12/31/22	14.40	(0.05)	(1.85)	(1.90)	—	—	12.50	(13.19)	586,691	21	0.47	0.47	(0.39)
12/31/21	13.88	(0.06)	0.58	0.52	—	—	14.40	3.75	772,404	25	0.47	0.47	(0.40)
12/31/20	12.91	(0.05)	1.02	0.97	—	—	13.88	7.51	795,519	48	0.48	0.48	(0.39)
12/31/19	11.48	0.12	1.31	1.43	—	—	12.91	12.46	461,856	32	0.48	0.49	0.99

Class I
12/31/23	12.70	0.00	1.22	1.22	—	—	13.92	9.61	7,166	24	0.18	0.18	0.00
12/31/22	14.58	(0.01)	(1.87)	(1.88)	—	—	12.70	(12.89)	6,091	21	0.17	0.17	(0.09)
12/31/21	14.01	(0.01)	0.58	0.57	—	—	14.58	4.07	7,338	25	0.17	0.17	(0.10)
12/31/20	12.99	(0.01)	1.03	1.02	—	—	14.01	7.85	6,096	48	0.18	0.18	(0.09)
12/31/19	11.52	0.21	1.26	1.47	—	—	12.99	12.76	3,212	32	0.18	0.19	1.71

JNL Growth Allocation Fund
Class A
12/31/23	16.19	0.00	2.68	2.68	—	—	18.87	16.55	3,006,573	12	0.44	0.44	0.01
12/31/22	19.90	(0.02)	(3.69)	(3.71)	—	—	16.19	(18.64)	2,872,055	24	0.44	0.44	(0.10)
12/31/21	17.59	(0.03)	2.34	2.31	—	—	19.90	13.13	2,690,208	12	0.44	0.44	(0.14)
12/31/20	15.25	0.04	2.30	2.34	—	—	17.59	15.34	2,505,592	22	0.45	0.45	0.28
12/31/19	12.33	0.03	2.89	2.92	—	—	15.25	23.68	2,416,794	13	0.44	0.44	0.23

Class I
12/31/23	16.45	0.05	2.73	2.78	—	—	19.23	16.90	18,997	12	0.14	0.14	0.30
12/31/22	20.16	0.03	(3.74)	(3.71)	—	—	16.45	(18.40)	17,924	24	0.14	0.14	0.19
12/31/21	17.76	0.03	2.37	2.40	—	—	20.16	13.51	18,538	12	0.14	0.14	0.17
12/31/20	15.35	0.10	2.31	2.41	—	—	17.76	15.70	14,620	22	0.15	0.15	0.65
12/31/19	12.38	0.08	2.89	2.97	—	—	15.35	23.99	11,688	13	0.14	0.14	0.57

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL Moderate Allocation Fund
Class A
12/31/23	14.74	(0.03)	1.79	1.76	—	—	16.50	11.94		2,107,115	15	0.45	0.45	(0.17)
12/31/22	17.28	(0.04)	(2.50)	(2.54)	—	—	14.74	(14.70)		2,111,337	18	0.44	0.44	(0.29)
12/31/21	16.09	(0.05)	1.24	1.19	—	—	17.28	7.40		2,742,062	10	0.44	0.44	(0.28)
12/31/20	14.47	(0.01)	1.63	1.62	—	—	16.09	11.20		2,744,458	27	0.45	0.45	(0.04)
12/31/19	12.51	0.10	1.86	1.96	—	—	14.47	15.67		611,892	22	0.48	0.48	0.74

Class I
12/31/23	14.98	0.02	1.82	1.84	—	—	16.82	12.28		11,964	15	0.15	0.15	0.15
12/31/22	17.51	0.00	(2.53)	(2.53)	—	—	14.98	(14.45)		9,955	18	0.14	0.14	0.01
12/31/21	16.25	0.00	1.26	1.26	—	—	17.51	7.75		16,802	10	0.14	0.14	0.03
12/31/20	14.56	0.04	1.65	1.69	—	—	16.25	11.61		13,677	27	0.15	0.15	0.27
12/31/19	12.55	0.22	1.79	2.01	—	—	14.56	16.02		5,976	22	0.18	0.18	1.59

JNL Moderate Growth Allocation Fund
Class A
12/31/23	16.02	(0.01)	2.21	2.20	—	—	18.22	13.73		3,795,039	10	0.44	0.44	(0.08)
12/31/22	19.02	(0.04)	(2.96)	(3.00)	—	—	16.02	(15.77)	(a)	3,773,388	20	0.44	0.44	(0.22)
12/31/21	17.25	(0.04)	1.81	1.77	—	—	19.02	10.26		5,043,334	10	0.43	0.43	(0.21)
12/31/20	15.30	0.02	1.93	1.95	—	—	17.25	12.75		5,015,320	30	0.44	0.44	0.16
12/31/19	12.80	0.06	2.44	2.50	—	—	15.30	19.53		2,368,779	17	0.44	0.44	0.45

Class I
12/31/23	16.28	0.04	2.25	2.29	—	—	18.57	14.07		13,101	10	0.14	0.14	0.24
12/31/22	19.27	0.02	(3.01)	(2.99)	—	—	16.28	(15.52)	(a)	11,397	20	0.14	0.14	0.11
12/31/21	17.43	0.02	1.82	1.84	—	—	19.27	10.56		11,257	10	0.13	0.13	0.12
12/31/20	15.40	0.07	1.96	2.03	—	—	17.43	13.18		7,961	30	0.14	0.14	0.47
12/31/19	12.85	0.14	2.41	2.55	—	—	15.40	19.84		4,297	17	0.14	0.14	0.97

JNL/American Funds Growth Allocation Fund
Class A
12/31/23	20.98	0.36	3.26	3.62	—	—	24.60	17.25		3,639,848	25	0.63	0.63	1.57
12/31/22	26.00	0.29	(5.31)	(5.02)	—	—	20.98	(19.31)		3,228,401	13	0.63	0.63	1.30
12/31/21	22.88	0.17	2.95	3.12	—	—	26.00	13.64		4,149,730	47	0.63	0.63	0.68
12/31/20	19.06	0.17	3.65	3.82	—	—	22.88	20.04		3,498,159	18	0.64	0.64	0.85
12/31/19	15.45	0.24	3.37	3.61	—	—	19.06	23.37		2,808,536	19	0.64	0.64	1.36

Class I
12/31/23	21.33	0.44	3.31	3.75	—	—	25.08	17.58		51,197	25	0.33	0.33	1.92
12/31/22	26.35	0.37	(5.39)	(5.02)	—	—	21.33	(19.05)		41,700	13	0.33	0.33	1.66
12/31/21	23.12	0.26	2.97	3.23	—	—	26.35	13.97		48,924	47	0.33	0.33	1.05
12/31/20	19.20	0.30	3.62	3.92	—	—	23.12	20.42		31,660	18	0.34	0.34	1.52
12/31/19	15.52	0.31	3.37	3.68	—	—	19.20	23.71		16,654	19	0.34	0.34	1.75

(a)

Total return for the Fund includes class action settlement proceeds. The return for Class A and Class I, respectively, without the class action settlement proceeds was as follows: JNL Moderate Growth Allocation Fund: (15.83)% and (15.57)%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/American Funds Moderate Growth Allocation Fund
Class A
12/31/23	18.00	0.38	2.11	2.49	—	—	20.49	13.83	2,471,923	24	0.64	0.64	1.97
12/31/22	21.75	0.35	(4.10)	(3.75)	—	—	18.00	(17.24)	2,374,820	16	0.64	0.64	1.84
12/31/21	19.78	0.20	1.77	1.97	—	—	21.75	9.96	3,083,919	66	0.64	0.64	0.95
12/31/20	16.86	0.20	2.72	2.92	—	—	19.78	17.32	2,832,349	20	0.64	0.64	1.14
12/31/19	14.21	0.26	2.39	2.65	—	—	16.86	18.65	2,441,777	22	0.64	0.64	1.69

Class I
12/31/23	18.29	0.45	2.15	2.60	—	—	20.89	14.22	23,383	24	0.34	0.34	2.33
12/31/22	22.03	0.40	(4.14)	(3.74)	—	—	18.29	(16.98)	20,245	16	0.34	0.34	2.12
12/31/21	19.98	0.28	1.77	2.05	—	—	22.03	10.26	26,606	66	0.34	0.34	1.32
12/31/20	16.98	0.19	2.81	3.00	—	—	19.98	17.67	20,462	20	0.34	0.34	1.07
12/31/19	14.27	0.36	2.35	2.71	—	—	16.98	18.99	15,462	22	0.34	0.34	2.24

JNL/Goldman Sachs Managed Aggressive Growth Fund
Class A
12/31/23	28.57	(0.06)	6.40	6.34	—	—	34.91	22.19	2,177,912	7	0.44	0.45	(0.19)
12/31/22	36.70	(0.07)	(8.06)	(8.13)	—	—	28.57	(22.15)	1,972,728	24	0.44	0.44	(0.22)
12/31/21	31.55	(0.12)	5.27	5.15	—	—	36.70	16.32	2,764,501	7	0.44	0.44	(0.33)
12/31/20	26.27	(0.05)	5.33	5.28	—	—	31.55	20.10	2,556,014	15	0.45	0.45	(0.21)
12/31/19	20.72	(0.01)	5.56	5.55	—	—	26.27	26.79	2,323,412	13	0.45	0.45	(0.05)

Class I
12/31/23	29.02	0.04	6.51	6.55	—	—	35.57	22.57	12,908	7	0.14	0.15	0.11
12/31/22	37.18	0.02	(8.18)	(8.16)	—	—	29.02	(21.95)	10,745	24	0.14	0.14	0.08
12/31/21	31.86	(0.01)	5.33	5.32	—	—	37.18	16.70	17,774	7	0.14	0.14	(0.02)
12/31/20	26.45	0.02	5.39	5.41	—	—	31.86	20.45	12,732	15	0.15	0.15	0.07
12/31/19	20.80	0.08	5.57	5.65	—	—	26.45	27.16	11,399	13	0.15	0.15	0.32

JNL/Goldman Sachs Managed Conservative Fund
Class A
12/31/23	14.03	(0.05)	1.25	1.20	—	—	15.23	8.55	785,291	21	0.46	0.47	(0.34)
12/31/22	16.43	(0.05)	(2.35)	(2.40)	—	—	14.03	(14.61)	848,466	26	0.46	0.46	(0.37)
12/31/21	15.84	(0.07)	0.66	0.59	—	—	16.43	3.72	1,153,647	9	0.45	0.45	(0.41)
12/31/20	14.56	(0.02)	1.30	1.28	—	—	15.84	8.79	1,225,287	31	0.46	0.46	(0.12)
12/31/19	13.11	0.11	1.34	1.45	—	—	14.56	11.06	1,206,602	19	0.45	0.45	0.81

Class I
12/31/23	14.22	(0.01)	1.27	1.26	—	—	15.48	8.86	2,270	21	0.16	0.17	(0.05)
12/31/22	16.61	(0.01)	(2.38)	(2.39)	—	—	14.22	(14.39)	2,925	26	0.16	0.16	(0.07)
12/31/21	15.95	(0.02)	0.68	0.66	—	—	16.61	4.14	2,270	9	0.15	0.15	(0.10)
12/31/20	14.62	0.02	1.31	1.33	—	—	15.95	9.10	1,977	31	0.16	0.16	0.17
12/31/19	13.13	0.23	1.26	1.49	—	—	14.62	11.35	2,084	19	0.15	0.15	1.66

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations				Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)		Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Goldman Sachs Managed Growth Fund
Class A
12/31/23	23.65	(0.06)		4.80	4.74	—	—	28.39	20.04	4,333,280	7	0.44	0.44	(0.22)
12/31/22	29.99	(0.06)		(6.28)	(6.34)	—	—	23.65	(21.14)	4,086,945	23	0.43	0.43	(0.24)
12/31/21	26.20	(0.10)		3.89	3.79	—	—	29.99	14.47	5,774,474	8	0.43	0.43	(0.34)
12/31/20	22.07	(0.06)		4.19	4.13	—	—	26.20	18.71	5,669,291	18	0.43	0.43	(0.27)
12/31/19	17.74	(0.01)		4.34	4.33	—	—	22.07	24.41	5,466,360	15	0.43	0.43	(0.07)

Class I
12/31/23	24.02	0.02		4.89	4.91	—	—	28.93	20.44	23,162	7	0.14	0.14	0.09
12/31/22	30.37	0.02		(6.37)	(6.35)	—	—	24.02	(20.91)	18,862	23	0.13	0.13	0.07
12/31/21	26.45	(0.00)	(a)	3.92	3.92	—	—	30.37	14.82	23,033	8	0.13	0.13	(0.01)
12/31/20	22.22	0.01		4.22	4.23	—	—	26.45	19.04	14,635	18	0.13	0.13	0.05
12/31/19	17.81	0.05		4.36	4.41	—	—	22.22	24.76	8,149	15	0.13	0.13	0.24

JNL/Goldman Sachs Managed Moderate Fund
Class A
12/31/23	17.14	(0.05)		2.14	2.09	—	—	19.23	12.19	1,905,275	14	0.45	0.45	(0.28)
12/31/22	20.53	(0.05)		(3.34)	(3.39)	—	—	17.14	(16.51)	1,982,926	19	0.44	0.44	(0.28)
12/31/21	19.23	(0.07)		1.37	1.30	—	—	20.53	6.76	2,736,669	9	0.44	0.44	(0.36)
12/31/20	17.11	(0.04)		2.16	2.12	—	—	19.23	12.39	2,869,173	24	0.44	0.44	(0.22)
12/31/19	14.90	0.11		2.10	2.21	—	—	17.11	14.83	2,909,925	16	0.44	0.44	0.71

Class I
12/31/23	17.41	0.00		2.18	2.18	—	—	19.59	12.52	3,191	14	0.15	0.15	0.02
12/31/22	20.79	0.00		(3.38)	(3.38)	—	—	17.41	(16.26)	2,727	19	0.14	0.14	0.01
12/31/21	19.42	(0.01)		1.38	1.37	—	—	20.79	7.05	4,091	9	0.14	0.14	(0.07)
12/31/20	17.23	0.01		2.18	2.19	—	—	19.42	12.71	4,289	24	0.14	0.14	0.08
12/31/19	14.95	0.18		2.10	2.28	—	—	17.23	15.25	3,286	16	0.14	0.14	1.09

JNL/Goldman Sachs Managed Moderate Growth Fund
Class A
12/31/23	20.63	(0.06)		3.36	3.30	—	—	23.93	16.00	4,085,479	9	0.44	0.44	(0.25)
12/31/22	25.45	(0.06)		(4.76)	(4.82)	—	—	20.63	(18.94)	4,042,965	22	0.43	0.43	(0.28)
12/31/21	22.96	(0.09)		2.58	2.49	—	—	25.45	10.84	5,651,746	7	0.43	0.43	(0.35)
12/31/20	19.87	(0.06)		3.15	3.09	—	—	22.96	15.55	5,790,692	20	0.43	0.43	(0.30)
12/31/19	16.68	0.09		3.10	3.19	—	—	19.87	19.12	5,740,456	16	0.43	0.43	0.47

Class I
12/31/23	20.96	0.01		3.42	3.43	—	—	24.39	16.36	7,425	9	0.14	0.14	0.05
12/31/22	25.78	0.01		(4.83)	(4.82)	—	—	20.96	(18.70)	6,673	22	0.13	0.13	0.03
12/31/21	23.19	(0.01)		2.60	2.59	—	—	25.78	11.17	9,286	7	0.13	0.13	(0.03)
12/31/20	20.01	(0.00)	(a)	3.18	3.18	—	—	23.19	15.89	5,618	20	0.13	0.13	(0.01)
12/31/19	16.74	0.12		3.15	3.27	—	—	20.01	19.53	5,836	16	0.13	0.13	0.66

(a)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL iShares Tactical Growth Fund
Class A
12/31/23	13.54	0.26	1.62	1.88	(0.27)	(0.22)	14.93	14.01	325,645	18	0.65	0.65	1.84
12/31/22	17.37	0.29	(2.94)	(2.65)	(0.21)	(0.97)	13.54	(15.35)	291,303	41	0.65	0.65	1.90
12/31/21	15.59	0.22	2.12	2.34	(0.17)	(0.39)	17.37	15.04	344,505	27	0.65	0.65	1.30
12/31/20	14.95	0.19	1.61	1.80	(0.28)	(0.88)	15.59	12.28	288,430	54	0.66	0.66	1.33
12/31/19	12.73	0.29	2.44	2.73	(0.24)	(0.27)	14.95	21.65	255,443	44	0.65	0.65	2.05

Class I
12/31/23	13.60	0.30	1.63	1.93	(0.31)	(0.22)	15.00	14.35	8,368	18	0.35	0.35	2.11
12/31/22	17.45	0.34	(2.96)	(2.62)	(0.26)	(0.97)	13.60	(15.12)	7,243	41	0.35	0.35	2.25
12/31/21	15.64	0.28	2.12	2.40	(0.20)	(0.39)	17.45	15.43	7,350	27	0.35	0.35	1.63
12/31/20	14.99	0.25	1.60	1.85	(0.32)	(0.88)	15.64	12.60	5,178	54	0.36	0.36	1.74
12/31/19	12.76	0.34	2.44	2.78	(0.28)	(0.27)	14.99	22.02	3,226	44	0.35	0.35	2.36

JNL iShares Tactical Moderate Fund
Class A
12/31/23	11.03	0.29	0.76	1.05	(0.27)	—	11.81	9.61	194,974	21	0.65	0.65	2.52
12/31/22	13.61	0.28	(2.06)	(1.78)	(0.18)	(0.62)	11.03	(13.15)	184,798	39	0.65	0.65	2.31
12/31/21	13.00	0.20	0.79	0.99	(0.16)	(0.22)	13.61	7.64	214,552	34	0.65	0.65	1.47
12/31/20	12.59	0.20	0.89	1.09	(0.24)	(0.44)	13.00	8.68	187,572	58	0.65	0.65	1.57
12/31/19	11.37	0.28	1.34	1.62	(0.25)	(0.15)	12.59	14.38	153,063	55	0.65	0.65	2.27

Class I
12/31/23	11.10	0.33	0.76	1.09	(0.31)	—	11.88	9.87	8,291	21	0.35	0.35	2.84
12/31/22	13.69	0.33	(2.08)	(1.75)	(0.22)	(0.62)	11.10	(12.88)	7,392	39	0.35	0.35	2.66
12/31/21	13.06	0.25	0.80	1.05	(0.20)	(0.22)	13.69	8.01	8,027	34	0.35	0.35	1.84
12/31/20	12.64	0.24	0.89	1.13	(0.27)	(0.44)	13.06	8.98	4,953	58	0.35	0.35	1.91
12/31/19	11.41	0.32	1.35	1.67	(0.29)	(0.15)	12.64	14.74	1,911	55	0.35	0.35	2.62

JNL iShares Tactical Moderate Growth Fund
Class A
12/31/23	12.42	0.28	1.17	1.45	(0.29)	(0.26)	13.32	11.77	316,029	17	0.65	0.65	2.18
12/31/22	15.54	0.28	(2.49)	(2.21)	(0.20)	(0.71)	12.42	(14.36)	295,150	38	0.65	0.65	2.06
12/31/21	14.39	0.20	1.43	1.63	(0.18)	(0.30)	15.54	11.32	361,487	24	0.65	0.65	1.29
12/31/20	13.91	0.19	1.34	1.53	(0.29)	(0.76)	14.39	11.15	312,116	51	0.65	0.65	1.41
12/31/19	12.18	0.29	1.89	2.18	(0.26)	(0.19)	13.91	18.06	295,665	44	0.65	0.65	2.14

Class I
12/31/23	12.46	0.32	1.17	1.49	(0.33)	(0.26)	13.36	12.08	8,784	17	0.35	0.35	2.46
12/31/22	15.59	0.33	(2.51)	(2.18)	(0.24)	(0.71)	12.46	(14.09)	8,551	38	0.35	0.35	2.41
12/31/21	14.43	0.25	1.42	1.67	(0.21)	(0.30)	15.59	11.63	8,968	24	0.35	0.35	1.62
12/31/20	13.95	0.25	1.32	1.57	(0.33)	(0.76)	14.43	11.42	6,655	51	0.35	0.35	1.79
12/31/19	12.21	0.34	1.89	2.23	(0.30)	(0.19)	13.95	18.45	3,364	44	0.35	0.35	2.52

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Vanguard Growth ETF Allocation Fund
Class A
12/31/23	12.86	0.28	1.56	1.84	—	—	14.70	14.31	2,002,590	15	0.64	0.64	2.05
12/31/22	15.42	0.23	(2.79)	(2.56)	—	—	12.86	(16.60)	1,888,306	10	0.64	0.64	1.70
12/31/21	13.49	0.24	1.69	1.93	—	—	15.42	14.31	2,391,290	5	0.64	0.64	1.60
12/31/20	11.87	0.17	1.45	1.62	—	—	13.49	13.65	624,944	20	0.64	0.65	1.47
12/31/19	9.66	0.24	1.97	2.21	—	—	11.87	22.88	415,157	12	0.61	0.65	2.20

Class I
12/31/23	13.16	0.35	1.59	1.94	—	—	15.10	14.74	58,622	15	0.22	0.34	2.50
12/31/22	15.71	0.30	(2.85)	(2.55)	—	—	13.16	(16.23)	53,213	10	0.22	0.34	2.16
12/31/21	13.68	0.29	1.74	2.03	—	—	15.71	14.84	61,141	5	0.22	0.34	1.94
12/31/20	11.99	0.22	1.47	1.69	—	—	13.68	14.10	31,056	20	0.22	0.35	1.90
12/31/19	9.72	0.30	1.97	2.27	—	—	11.99	23.35	21,052	12	0.19	0.35	2.70

JNL/Vanguard Moderate ETF Allocation Fund
Class A
12/31/23	11.33	0.28	0.86	1.14	—	—	12.47	10.06	537,570	22	0.65	0.65	2.37
12/31/22	13.18	0.22	(2.07)	(1.85)	—	—	11.33	(14.04)	490,545	17	0.65	0.65	1.90
12/31/21	12.39	0.18	0.61	0.79	—	—	13.18	6.38	577,561	20	0.65	0.65	1.43
12/31/20	11.30	0.18	0.91	1.09	—	—	12.39	9.65	476,960	28	0.64	0.66	1.61
12/31/19	9.76	0.27	1.27	1.54	—	—	11.30	15.78	322,337	20	0.60	0.65	2.49

Class I
12/31/23	11.59	0.33	0.89	1.22	—	—	12.81	10.53	18,921	22	0.22	0.35	2.78
12/31/22	13.43	0.28	(2.12)	(1.84)	—	—	11.59	(13.70)	18,485	17	0.22	0.35	2.37
12/31/21	12.56	0.25	0.62	0.87	—	—	13.43	6.93	19,256	20	0.22	0.35	1.88
12/31/20	11.41	0.23	0.92	1.15	—	—	12.56	10.08	15,164	28	0.21	0.36	2.01
12/31/19	9.82	0.31	1.28	1.59	—	—	11.41	16.19	11,714	20	0.18	0.35	2.89

JNL/Vanguard Moderate Growth ETF Allocation Fund
Class A
12/31/23	12.07	0.28	1.20	1.48	—	—	13.55	12.26	894,812	20	0.65	0.65	2.22
12/31/22	14.27	0.23	(2.43)	(2.20)	—	—	12.07	(15.42)	827,236	12	0.65	0.65	1.79
12/31/21	12.93	0.21	1.13	1.34	—	—	14.27	10.36	991,724	7	0.65	0.65	1.49
12/31/20	11.58	0.18	1.17	1.35	—	—	12.93	11.66	607,550	24	0.64	0.66	1.55
12/31/19	9.70	0.25	1.63	1.88	—	—	11.58	19.38	390,437	16	0.60	0.65	2.31

Class I
12/31/23	12.34	0.34	1.23	1.57	—	—	13.91	12.72	38,285	20	0.23	0.35	2.59
12/31/22	14.54	0.29	(2.49)	(2.20)	—	—	12.34	(15.13)	39,355	12	0.23	0.35	2.25
12/31/21	13.11	0.27	1.16	1.43	—	—	14.54	10.91	42,431	7	0.23	0.35	1.93
12/31/20	11.70	0.23	1.18	1.41	—	—	13.11	12.05	22,248	24	0.22	0.36	1.96
12/31/19	9.75	0.30	1.65	1.95	—	—	11.70	20.00	15,000	16	0.18	0.35	2.73

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL Bond Index Fund(a)

Class I
12/31/23		8.75	0.27	0.21	0.48	—	—	9.23	5.49	1,039,960	75	(c)	0.08		0.21		2.99
12/31/22		10.07	0.17	(1.49)	(1.32)	—	—	8.75	(13.11)	1,021,370	104	(c)	0.07		0.20		1.82
12/31/21	(b)	10.00	0.07	0.00	0.07	—	—	10.07	0.70	1,321,262	41	(c)	0.08		0.21		0.99

JNL Emerging Markets Index Fund(a)

Class I
12/31/23		7.50	0.22	0.52	0.74	—	—	8.24	9.87	844,712	12		0.16		0.22		2.83
12/31/22		9.20	0.24	(1.94)	(1.70)	—	—	7.50	(18.48)	818,930	7		0.16		0.22		3.03
12/31/21	(b)	10.00	0.16	(0.96)	(0.80)	—	—	9.20	(8.00)	1,069,080	20		0.17		0.23		2.40

JNL International Index Fund(a)

Class I
12/31/23		8.57	0.28	1.24	1.52	(0.28)	—	9.81	17.83	2,305,357	7		0.10		0.21		2.96
12/31/22		10.29	0.26	(1.67)	(1.41)	(0.25)	(0.06)	8.57	(13.75)	2,129,382	2		0.10		0.21		2.97
12/31/21	(b)	10.00	0.16	0.13	0.29	—	—	10.29	2.90	2,647,040	5		0.11		0.22		2.26

JNL Mid Cap Index Fund(a)

Class I
12/31/23		9.07	0.15	1.33	1.48	—	—	10.55	16.32	3,371,284	19		0.10		0.22		1.59
12/31/22		10.44	0.14	(1.51)	(1.37)	—	—	9.07	(13.12)	3,069,360	12		0.10		0.22		1.48
12/31/21	(b)	10.00	0.09	0.35	0.44	—	—	10.44	4.40	3,851,884	12		0.11		0.23		1.26

JNL Small Cap Index Fund(a)

Class I
12/31/23		8.77	0.15	1.26	1.41	—	—	10.18	16.08	2,610,779	36		0.10		0.22		1.66
12/31/22		10.47	0.13	(1.83)	(1.70)	—	—	8.77	(16.24)	2,335,017	23		0.10		0.22		1.42
12/31/21	(b)	10.00	0.08	0.39	0.47	—	—	10.47	4.70	2,982,389	17		0.11		0.23		1.22

JNL Multi-Manager Alternative Fund
Class A
12/31/23		10.59	0.06	1.13	1.19	—	—	11.78	11.24	202,880	127		2.41	(d)	2.41	(d)	0.51
12/31/22		11.82	0.06	(1.29)	(1.23)	—	—	10.59	(10.41)	205,495	117		2.16	(d)	2.16	(d)	0.59
12/31/21		11.50	0.07	0.25	0.32	—	—	11.82	2.78	248,560	127		2.01	(d)	2.01	(d)	0.59
12/31/20		10.69	0.18	0.63	0.81	—	—	11.50	7.58	199,535	157		2.14	(d)	2.15	(d)	1.71
12/31/19		9.80	0.13	0.76	0.89	—	—	10.69	9.08	16,769	147		2.05	(d)	2.05	(d)	1.22

Class I
12/31/23		10.74	0.09	1.15	1.24	—	—	11.98	11.55	791,361	127		2.11	(d)	2.11	(d)	0.81
12/31/22		11.96	0.10	(1.32)	(1.22)	—	—	10.74	(10.20)	874,517	117		1.86	(d)	1.86	(d)	0.89
12/31/21		11.60	0.11	0.25	0.36	—	—	11.96	3.10	1,113,115	127		1.71	(d)	1.71	(d)	0.90
12/31/20		10.75	0.20	0.65	0.85	—	—	11.60	7.91	897,039	157		1.78	(d)	1.79	(d)	1.84
12/31/19		9.82	0.16	0.77	0.93	—	—	10.75	9.47	1,203,696	147		1.75	(d)	1.75	(d)	1.53

(a)

Effective April 26,2021, the Fund received investments from its Feeder Fund in exchange for shares of the Fund. For information on the performance of these investments prior to April 26, 2021, please see the Financial Highlights of the Feeder Fund.

(b)	The Fund commenced operations on April 26, 2021.
(c)	Portfolio turnover including dollar roll transactions for JNL Bond Index Fund was 129%, 204% and 123% in 2021, 2022 and 2023 respectively.
(d)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL Multi-Manager Alternative Fund were as follows: Class A: December 31, 2023: 1.69%, 1.69% December 31, 2022: 1.67%, 1.67% December 31, 2021: 1.68%, 1.68% December 31, 2020: 1.71%, 1.70% December 31, 2019: 1.69%, 1.69% Class I: December 31, 2023: 1.39%, 1.39% December 31, 2022: 1.37%, 1.37% December 31, 2021: 1.38%, 1.38% December 31, 2020: 1.41%, 1.40% December 31, 2019: 1.39%, 1.39%

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL Multi-Manager Emerging Markets Equity Fund
Class A
12/31/23	7.79	0.11	0.67	0.78	(0.12)	—	8.45	10.11	626,215	42	1.23	1.23	1.34
12/31/22	11.28	0.11	(2.83)	(2.72)	(0.08)	(0.69)	7.79	(24.13)	627,647	41	1.21	1.21	1.22
12/31/21	11.42	0.08	(0.07)	0.01	(0.15)	—	11.28	0.08	909,805	54	1.22	1.22	0.64
12/31/20	10.61	0.08	0.86	0.94	(0.13)	—	11.42	8.90	993,910	103	1.23	1.23	0.82
12/31/19	9.19	0.24	1.39	1.63	(0.21)	—	10.61	17.85	427,546	25	1.22	1.22	2.40

Class I
12/31/23	7.81	0.13	0.68	0.81	(0.15)	—	8.47	10.47	306,613	42	0.93	0.93	1.64
12/31/22	11.33	0.14	(2.85)	(2.71)	(0.12)	(0.69)	7.81	(23.93)	302,526	41	0.91	0.91	1.48
12/31/21	11.46	0.11	(0.06)	0.05	(0.18)	—	11.33	0.40	697,136	54	0.92	0.92	0.95
12/31/20	10.63	0.11	0.86	0.97	(0.14)	—	11.46	9.21	709,999	103	0.93	0.93	1.15
12/31/19	9.21	0.27	1.39	1.66	(0.24)	—	10.63	18.17	354,158	25	0.92	0.92	2.70

JNL Multi-Manager International Small Cap Fund
Class A
12/31/23	9.19	0.19	1.86	2.05	(0.30)	—	10.94	22.47	430,765	70	1.21	1.21	1.88
12/31/22	15.74	0.24	(5.03)	(4.79)	(0.14)	(1.62)	9.19	(30.44)	372,710	65	1.21	1.21	2.09
12/31/21	13.76	0.13	2.01	2.14	(0.05)	(0.11)	15.74	15.62	560,879	93	1.23	1.23	0.83
12/31/20	10.59	0.07	3.32	3.39	(0.22)	—	13.76	32.18	4,173	87	1.21	1.21	0.68
12/31/19	8.08	0.08	2.48	2.56	(0.05)	—	10.59	31.72	6,196	74	1.21	1.21	0.85

Class I
12/31/23	9.28	0.22	1.88	2.10	(0.33)	—	11.05	22.84	253,262	70	0.91	0.91	2.18
12/31/22	15.88	0.28	(5.09)	(4.81)	(0.17)	(1.62)	9.28	(30.27)	218,213	65	0.91	0.91	2.39
12/31/21	13.84	0.17	2.03	2.20	(0.05)	(0.11)	15.88	15.96	332,027	93	0.91	0.91	1.10
12/31/20	10.63	0.10	3.36	3.46	(0.25)	—	13.84	32.68	314,548	87	0.91	0.91	0.92
12/31/19	8.09	0.14	2.45	2.59	(0.05)	—	10.63	32.06	280,665	74	0.91	0.91	1.52

JNL Multi-Manager Mid Cap Fund
Class A
12/31/23	16.87	0.10	1.98	2.08	—	—	18.95	12.33	479,354	44	1.08	1.08	0.59
12/31/22	20.19	0.07	(3.39)	(3.32)	—	—	16.87	(16.44)	424,102	45	1.07	1.07	0.39
12/31/21	16.25	0.05	3.89	3.94	—	—	20.19	24.25	476,106	40	1.08	1.08	0.26
12/31/20	14.19	0.04	2.02	2.06	—	—	16.25	14.52	274,671	62	1.08	1.08	0.28
12/31/19	11.02	0.05	3.12	3.17	—	—	14.19	28.77	205,717	35	1.09	1.09	0.37

Class I
12/31/23	17.09	0.16	2.00	2.16	—	—	19.25	12.64	1,055,576	44	0.78	0.78	0.88
12/31/22	20.39	0.12	(3.42)	(3.30)	—	—	17.09	(16.18)	1,005,250	45	0.77	0.77	0.68
12/31/21	16.37	0.10	3.92	4.02	—	—	20.39	24.56	1,376,087	40	0.78	0.78	0.54
12/31/20	14.24	0.08	2.05	2.13	—	—	16.37	14.96	1,052,770	62	0.78	0.78	0.58
12/31/19	11.03	0.09	3.12	3.21	—	—	14.24	29.10	988,423	35	0.79	0.79	0.66

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations				Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)		Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL Multi-Manager Small Cap Growth Fund
Class A
12/31/23		33.27	(0.15)		5.58	5.43	—	—	38.70	16.32	1,975,439	54	0.97	0.97	(0.43)
12/31/22		48.27	(0.20)		(14.80)	(15.00)	—	—	33.27	(31.08)	1,761,597	74	0.96	0.96	(0.56)
12/31/21		46.90	(0.34)		1.71	1.37	—	—	48.27	2.92	2,838,668	72	0.96	0.96	(0.69)
12/31/20		32.03	(0.22)		15.09	14.87	—	—	46.90	46.43	2,737,581	68	0.97	0.97	(0.63)
12/31/19		23.57	(0.12)		8.58	8.46	—	—	32.03	35.89	2,003,267	78	0.97	0.97	(0.42)

Class I
12/31/23		35.44	(0.05)		5.96	5.91	—	—	41.35	16.68	354,911	54	0.67	0.67	(0.13)
12/31/22		51.27	(0.10)		(15.73)	(15.83)	—	—	35.44	(30.88)	321,096	74	0.66	0.66	(0.26)
12/31/21		49.67	(0.20)		1.80	1.60	—	—	51.27	3.22	473,249	72	0.66	0.66	(0.39)
12/31/20		33.82	(0.12)		15.97	15.85	—	—	49.67	46.87	471,529	68	0.67	0.67	(0.33)
12/31/19		24.81	(0.04)		9.05	9.01	—	—	33.82	36.32	405,350	78	0.67	0.67	(0.12)

JNL Multi-Manager Small Cap Value Fund
Class A
12/31/23		16.26	0.06		3.35	3.41	—	—	19.67	20.97	1,293,833	24	1.07	1.07	0.36
12/31/22		18.51	0.02		(2.27)	(2.25)	—	—	16.26	(12.16)	1,143,636	27	1.06	1.06	0.14
12/31/21		15.05	0.02		3.44	3.46	—	—	18.51	22.99	1,381,521	40	1.07	1.07	0.12
12/31/20		14.23	0.02		0.80	0.82	—	—	15.05	5.76	742,968	48	1.08	1.08	0.16
12/31/19		11.36	0.07		2.80	2.87	—	—	14.23	25.26	721,750	84	1.08	1.08	0.52

Class I
12/31/23		16.47	0.12		3.40	3.52	—	—	19.99	21.37	499,915	24	0.77	0.77	0.66
12/31/22		18.70	0.07		(2.30)	(2.23)	—	—	16.47	(11.93)	461,308	27	0.76	0.76	0.43
12/31/21		15.16	0.07		3.47	3.54	—	—	18.70	23.35	614,326	40	0.77	0.77	0.41
12/31/20		14.29	0.06		0.81	0.87	—	—	15.16	6.09	412,602	48	0.78	0.78	0.45
12/31/19		11.37	0.11		2.81	2.92	—	—	14.29	25.68	388,719	84	0.78	0.78	0.82

JNL Multi-Manager U.S. Select Equity Fund
Class A
12/31/23		9.77	(0.00)	(a)	2.23	2.23	—	—	12.00	22.82	1	117	1.03	1.03	(0.02)
12/31/22	(b)	10.00	0.02		(0.25)	(0.23)	—	—	9.77	(2.30)	1	9	1.11	1.11	1.61

Class I
12/31/23		9.78	0.04		2.23	2.27	—	—	12.05	23.21	434,673	117	0.68	0.68	0.37
12/31/22	(b)	10.00	0.03		(0.25)	(0.22)	—	—	9.78	(2.20)	333,167	9	0.71	0.71	2.01

JNL S&P 500 Index Fund

Class I
12/31/23		16.70	0.30		4.07	4.37	—	—	21.07	26.17	376,254	9	0.09	0.32	1.60
12/31/22		20.41	0.27		(3.98)	(3.71)	—	—	16.70	(18.18)	278,987	11	0.09	0.32	1.54
12/31/21		15.88	0.24		4.29	4.53	—	—	20.41	28.53	304,384	7	0.09	0.32	1.29
12/31/20		13.44	0.23		2.21	2.44	—	—	15.88	18.15	179,890	19	0.11	0.33	1.69
12/31/19		10.24	0.23		2.97	3.20	—	—	13.44	31.25	85,170	35	0.15	0.32	1.87

JNL/AB Sustainable Global Thematic Fund
Class A
12/31/23		9.33	0.02		1.45	1.47	—	—	10.80	15.76	18,384	49	1.13	1.13	0.17
12/31/22	(c)	10.00	0.01		(0.68)	(0.67)	—	—	9.33	(6.70)	13,827	28	1.15	1.15	0.11

Class I
12/31/23		9.36	0.05		1.45	1.50	—	—	10.86	16.03	642	49	0.83	0.83	0.45
12/31/22	(c)	10.00	0.01		(0.65)	(0.64)	—	—	9.36	(6.40)	226	28	0.85	0.85	0.10

(a)	Amount represents less than $0.005.
(b)	The Fund commenced operations on November 15, 2022.
(c)	The Fund commenced operations on April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/AQR Large Cap Defensive Style Fund
Class A
12/31/23		13.34	0.18	1.23	1.41	—	—	14.75	10.57	386,324	23	0.85	0.85	1.28
12/31/22		14.59	0.14	(1.39)	(1.25)	—	—	13.34	(8.57)	383,202	25	0.85	0.85	1.06
12/31/21		11.96	0.08	2.55	2.63	—	—	14.59	21.99	411,317	24	0.86	0.86	0.61
12/31/20		10.70	0.11	1.15	1.26	—	—	11.96	11.78	57,133	55	0.86	0.86	0.99
12/31/19	(a)	10.00	0.07	0.63	0.70	—	—	10.70	7.00	37,276	82	0.86	0.86	1.33

Class I
12/31/23		13.48	0.22	1.25	1.47	—	—	14.95	10.91	7,087	23	0.55	0.55	1.58
12/31/22		14.70	0.19	(1.41)	(1.22)	—	—	13.48	(8.30)	6,326	25	0.55	0.55	1.38
12/31/21		12.01	0.13	2.56	2.69	—	—	14.70	22.40	5,580	24	0.56	0.56	0.94
12/31/20		10.71	0.14	1.16	1.30	—	—	12.01	12.14	1,672	55	0.56	0.56	1.27
12/31/19	(a)	10.00	0.08	0.63	0.71	—	—	10.71	7.10	570	82	0.56	0.56	1.52

JNL/Baillie Gifford International Growth Fund(b)(c)
Class A
12/31/23		10.33	(0.02)	1.43	1.41	—	—	11.74	13.65	736,915	16	0.99	0.99	(0.14)
12/31/22		17.08	(0.02)	(6.32)	(6.34)	(0.05)	(0.36)	10.33	(37.23)	680,117	12	0.98	0.98	(0.14)
12/31/21		18.36	(0.05)	(1.23)	(1.28)	—	—	17.08	(6.97)	1,182,005	49	0.85	1.01	(0.25)
12/31/20		11.72	0.07	6.57	6.64	—	—	18.36	56.66	1,266,830	22	0.59	1.08	0.50
12/31/19		8.98	0.08	2.66	2.74	—	—	11.72	30.51	644,058	14	0.58	1.09	0.77

Class I
12/31/23		10.43	0.02	1.45	1.47	—	—	11.90	14.09	19,714	16	0.69	0.69	0.16
12/31/22		17.29	0.02	(6.41)	(6.39)	(0.11)	(0.36)	10.43	(37.06)	18,924	12	0.68	0.68	0.15
12/31/21		18.53	0.00	(1.24)	(1.24)	—	—	17.29	(6.69)	31,149	49	0.56	0.71	0.02
12/31/20		11.79	0.10	6.64	6.74	—	—	18.53	57.17	30,461	22	0.29	0.78	0.71
12/31/19		9.01	0.10	2.68	2.78	—	—	11.79	30.85	11,488	14	0.28	0.79	0.96

JNL/Baillie Gifford U.S. Equity Growth Fund
Class A
12/31/23		3.93	(0.04)	1.84	1.80	—	—	5.73	45.80	8,737	32	0.95	0.95	(0.79)
12/31/22		8.88	(0.03)	(4.92)	(4.95)	—	—	3.93	(55.74)	1,860	18	0.95	0.95	(0.71)
12/31/21	(d)	10.00	(0.05)	(1.07)	(1.12)	—	—	8.88	(11.20)	3,040	15	0.95	0.95	(0.75)

Class I
12/31/23		3.95	(0.02)	1.85	1.83	—	—	5.78	46.33	86,732	32	0.65	0.65	(0.47)
12/31/22		8.90	(0.02)	(4.93)	(4.95)	—	—	3.95	(55.62)	63,931	18	0.65	0.65	(0.41)
12/31/21	(d)	10.00	(0.03)	(1.07)	(1.10)	—	—	8.90	(11.00)	137,944	15	0.65	0.65	(0.44)

(a)	The Fund commenced operations on June 24, 2019.
(b)

Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/Baillie Gifford International Growth Fund - Class A: December 31, 2021: 0.97%, 1.13%, (0.37%); December 31, 2020: 0.97%, 1.46%, 0.12%; December 31, 2019: 0.96%, 1.47%, 0.39%. JNL/Baillie Gifford International Growth Fund - Class I: December 31, 2021: 0.67%, 0.83%, (0.10%); December 31, 2020: 0.67%, 1.16%, 0.33%; December 31, 2019: 0.66%, 1.17%, 0.58%.

(c)	Effective April 26, 2021, the Fund became a Sub-Advised fund. Prior to April 26, 2021, the Fund was a Feeder Fund.
(d)	The Fund commenced operations on April 26, 2021.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL/BlackRock Global Allocation Fund
Class A
12/31/23	14.41	0.35	1.66	2.01	—	—	16.42	13.95	2,793,033	221	1.03	(a)	1.03	(a)	2.28
12/31/22	17.05	0.16	(2.80)	(2.64)	—	—	14.41	(15.48)	2,780,861	126	1.03	(a)	1.03	(a)	1.04
12/31/21	15.89	0.12	1.04	1.16	—	—	17.05	7.30	3,684,164	137	1.03	(a)	1.03	(a)	0.69
12/31/20	13.36	0.08	2.45	2.53	—	—	15.89	18.94	3,721,428	169	1.03	(a)	1.04	(a)	0.60
12/31/19	11.35	0.15	1.86	2.01	—	—	13.36	17.71	3,586,552	203	1.06	(a)	1.06	(a)	1.24

Class I
12/31/23	14.70	0.40	1.71	2.11	—	—	16.81	14.35	20,626	221	0.73	(a)	0.73	(a)	2.57
12/31/22	17.35	0.19	(2.84)	(2.65)	—	—	14.70	(15.27)	107,533	126	0.73	(a)	0.73	(a)	1.27
12/31/21	16.12	0.17	1.06	1.23	—	—	17.35	7.63	349,665	137	0.73	(a)	0.73	(a)	0.99
12/31/20	13.52	0.14	2.46	2.60	—	—	16.12	19.23	374,455	169	0.73	(a)	0.74	(a)	0.90
12/31/19	11.45	0.19	1.88	2.07	—	—	13.52	18.08	15,213	203	0.76	(a)	0.76	(a)	1.53

JNL/BlackRock Global Natural Resources Fund
Class A
12/31/23	13.06	0.35	(0.56)	(0.21)	—	—	12.85	(1.61)	901,458	44	0.97		0.97		2.74
12/31/22	11.10	0.33	1.63	1.96	—	—	13.06	17.66	1,324,729	90	0.97		0.97		2.71
12/31/21	8.50	0.33	2.27	2.60	—	—	11.10	30.59	852,549	68	0.99		0.99		3.22
12/31/20	8.15	0.19	0.16	0.35	—	—	8.50	4.29	682,096	87	1.01		1.01		2.63
12/31/19	7.10	0.20	0.85	1.05	—	—	8.15	14.79	641,921	71	1.00		1.00		2.56

Class I
12/31/23	13.33	0.39	(0.57)	(0.18)	—	—	13.15	(1.35)	122,479	44	0.67		0.67		2.97
12/31/22	11.28	0.37	1.68	2.05	—	—	13.33	18.17	277,084	90	0.67		0.67		2.96
12/31/21	8.62	0.36	2.30	2.66	—	—	11.28	30.86	9,884	68	0.69		0.69		3.50
12/31/20	8.24	0.20	0.18	0.38	—	—	8.62	4.61	3,111	87	0.71		0.71		2.77
12/31/19	7.16	0.21	0.87	1.08	—	—	8.24	15.08	3,750	71	0.70		0.70		2.70

JNL/BlackRock Large Cap Select Growth Fund
Class A
12/31/23	46.58	(0.08)	23.22	23.14	—	—	69.72	49.68	3,573,764	22	0.84		0.87		(0.13)
12/31/22	74.98	(0.08)	(28.32)	(28.40)	—	—	46.58	(37.88)	2,484,178	65	0.87		0.87		(0.15)
12/31/21	62.25	(0.28)	13.01	12.73	—	—	74.98	20.45	4,483,180	40	0.86		0.86		(0.41)
12/31/20	44.97	(0.20)	17.48	17.28	—	—	62.25	38.43	4,251,332	40	0.86		0.86		(0.39)
12/31/19	33.99	(0.11)	11.09	10.98	—	—	44.97	32.30	3,079,670	44	0.87		0.87		(0.26)

Class I
12/31/23	49.21	0.10	24.56	24.66	—	—	73.87	50.11	803,780	22	0.54		0.57		0.16
12/31/22	78.97	0.09	(29.85)	(29.76)	—	—	49.21	(37.69)	721,712	65	0.57		0.57		0.16
12/31/21	65.37	(0.08)	13.68	13.60	—	—	78.97	20.80	876,320	40	0.56		0.56		(0.11)
12/31/20	47.08	(0.05)	18.34	18.29	—	—	65.37	38.85	925,425	40	0.56		0.56		(0.09)
12/31/19	35.47	0.02	11.59	11.61	—	—	47.08	32.73	841,339	44	0.57		0.57		0.04

(a)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/BlackRock Global Allocation Fund were as follows: Class A: December 31, 2023: 1.03%, 1.03% December 31, 2022: 1.03%, 1.03% December 31, 2021: 1.02%, 1.02% December 31, 2020: 1.04%, 1.03% December 31, 2019: 1.06%, 1.06% Class I: December 31, 2023: 0.73%, 0.73% December 31, 2022: 0.72%, 0.72% December 31, 2021: 0.72%, 0.72% December 31, 2020: 0.74%, 0.73% December 31, 2019: 0.76%, 0.76%

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Causeway International Value Select Fund
Class A
12/31/23		15.17	0.35	3.94	4.29	(0.28)	—	19.18	28.35	789,894	48	0.97	0.97	1.96
12/31/22		16.54	0.27	(1.44)	(1.17)	(0.20)	—	15.17	(7.05)	508,639	63	0.97	0.97	1.83
12/31/21		15.45	0.22	1.09	1.31	(0.22)	—	16.54	8.50	533,301	50	0.97	0.97	1.32
12/31/20		15.20	0.17	0.72	0.89	(0.64)	—	15.45	5.89	497,396	61	0.97	0.97	1.27
12/31/19		13.92	0.41	2.15	2.56	(0.45)	(0.83)	15.20	18.97	505,381	30	0.97	0.97	2.77

Class I
12/31/23		15.63	0.41	4.08	4.49	(0.32)	—	19.80	28.79	1,099,837	48	0.67	0.67	2.27
12/31/22		17.03	0.33	(1.48)	(1.15)	(0.25)	—	15.63	(6.74)	852,923	63	0.67	0.67	2.14
12/31/21		15.90	0.28	1.11	1.39	(0.26)	—	17.03	8.76	899,230	50	0.67	0.67	1.63
12/31/20		15.62	0.22	0.74	0.96	(0.68)	—	15.90	6.23	793,682	61	0.67	0.67	1.64
12/31/19		14.28	0.47	2.20	2.67	(0.50)	(0.83)	15.62	19.30	1,006,459	30	0.67	0.67	3.05

JNL/ClearBridge Large Cap Growth Fund
Class A
12/31/23		15.22	(0.04)	6.82	6.78	—	—	22.00	44.55	659,013	12	0.94	0.94	(0.19)
12/31/22		22.55	(0.04)	(7.29)	(7.33)	—	—	15.22	(32.51)	376,862	22	0.94	0.94	(0.25)
12/31/21		18.61	(0.07)	4.01	3.94	—	—	22.55	21.17	585,047	17	0.94	0.94	(0.35)
12/31/20		14.26	(0.02)	4.37	4.35	—	—	18.61	30.50	473,024	23	0.94	0.94	(0.11)
12/31/19		10.83	0.02	3.41	3.43	—	—	14.26	31.67	315,902	19	0.95	0.95	0.13

Class I
12/31/23		15.45	0.02	6.94	6.96	—	—	22.41	45.05	956,680	12	0.64	0.64	0.11
12/31/22		22.83	0.01	(7.39)	(7.38)	—	—	15.45	(32.33)	891,265	22	0.64	0.64	0.07
12/31/21		18.78	(0.01)	4.06	4.05	—	—	22.83	21.57	952,252	17	0.64	0.64	(0.05)
12/31/20		14.34	0.03	4.41	4.44	—	—	18.78	30.96	982,103	23	0.64	0.64	0.20
12/31/19		10.87	0.05	3.42	3.47	—	—	14.34	31.92	895,769	19	0.65	0.65	0.41

JNL/DFA International Core Equity Fund
Class A
12/31/23		9.89	0.25	1.28	1.53	(0.19)	—	11.23	15.59	288,098	26	0.90	0.90	2.33
12/31/22		12.53	0.26	(1.77)	(1.51)	(0.13)	(1.00)	9.89	(12.05)	203,994	21	0.90	0.90	2.38
12/31/21		11.50	0.19	1.10	1.29	(0.18)	(0.08)	12.53	11.33	120,033	125	0.91	0.91	1.52
12/31/20		10.82	0.14	0.61	0.75	(0.06)	(0.01)	11.50	6.96	35,467	14	0.91	0.92	1.41
12/31/19	(a)	10.00	0.05	0.77	0.82	—	—	10.82	8.20	9,460	5	0.97	0.97	0.96

Class I
12/31/23		9.94	0.28	1.30	1.58	(0.22)	—	11.30	15.96	18,374	26	0.55	0.60	2.65
12/31/22		12.56	0.29	(1.75)	(1.46)	(0.16)	(1.00)	9.94	(11.66)	13,953	21	0.55	0.60	2.71
12/31/21		11.56	0.29	1.04	1.33	(0.25)	(0.08)	12.56	11.63	6,821	125	0.56	0.61	2.37
12/31/20		10.84	0.18	0.62	0.80	(0.07)	(0.01)	11.56	7.35	75,586	14	0.56	0.62	1.83
12/31/19	(a)	10.00	0.07	0.77	0.84	—	—	10.84	8.40	63,773	5	0.65	0.67	1.38

(a)	The Fund commenced operations on June 24, 2019.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/DFA U.S. Core Equity Fund
Class A
12/31/23	19.80	0.20	4.21	4.41	—	—	24.21	22.27	1,254,827	6	0.80	0.80	0.94
12/31/22	23.46	0.19	(3.85)	(3.66)	—	—	19.80	(15.60)	1,147,448	10	0.80	0.80	0.90
12/31/21	18.49	0.14	4.83	4.97	—	—	23.46	26.88	1,454,789	9	0.80	0.80	0.64
12/31/20	15.96	0.15	2.38	2.53	—	—	18.49	15.85	1,219,723	6	0.80	0.80	1.01
12/31/19	12.32	0.15	3.49	3.64	—	—	15.96	29.55	1,239,672	9	0.80	0.80	1.06

Class I
12/31/23	21.31	0.30	4.54	4.84	—	—	26.15	22.71	100,784	6	0.45	0.50	1.29
12/31/22	25.16	0.28	(4.13)	(3.85)	—	—	21.31	(15.30)	96,892	10	0.45	0.50	1.26
12/31/21	19.76	0.23	5.17	5.40	—	—	25.16	27.33	111,159	9	0.45	0.50	0.99
12/31/20	16.99	0.22	2.55	2.77	—	—	19.76	16.30	67,956	6	0.45	0.50	1.36
12/31/19	13.07	0.22	3.70	3.92	—	—	16.99	29.99	65,497	9	0.45	0.50	1.41

JNL/DFA U.S. Small Cap Fund
Class A
12/31/23	10.29	0.05	1.67	1.72	—	—	12.01	16.72	574,349	24	0.99	0.99	0.51
12/31/22	11.93	0.05	(1.69)	(1.64)	—	—	10.29	(13.75)	471,784	28	0.99	0.99	0.48
12/31/21	9.36	0.02	2.55	2.57	—	—	11.93	27.46	543,705	35	1.01	1.01	0.18
12/31/20	8.27	0.04	1.05	1.09	—	—	9.36	13.18	206,800	23	1.02	1.02	0.53
12/31/19	7.42	0.03	1.52	1.55	(0.04)	(0.66)	8.27	21.36	152,344	26	1.04	1.04	0.42

Class I
12/31/23	10.40	0.09	1.69	1.78	—	—	12.18	17.12	23,427	24	0.64	0.69	0.86
12/31/22	12.02	0.09	(1.71)	(1.62)	—	—	10.40	(13.48)	18,004	28	0.64	0.69	0.84
12/31/21	9.39	0.06	2.57	2.63	—	—	12.02	28.01	19,329	35	0.66	0.71	0.54
12/31/20	8.27	0.07	1.05	1.12	—	—	9.39	13.54	7,965	23	0.67	0.72	0.89
12/31/19	7.43	0.06	1.52	1.58	(0.08)	(0.66)	8.27	21.80	4,948	26	0.69	0.74	0.71

JNL/DoubleLine Core Fixed Income Fund
Class A
12/31/23	11.95	0.50	0.22	0.72	—	—	12.67	6.03	1,837,085	144	0.78	0.78	4.14
12/31/22	13.78	0.38	(2.21)	(1.83)	—	—	11.95	(13.28)	1,868,458	140	0.77	0.77	3.02
12/31/21	13.84	0.30	(0.36)	(0.06)	—	—	13.78	(0.43)	2,483,947	167	0.77	0.77	2.15
12/31/20	13.17	0.33	0.34	0.67	—	—	13.84	5.09	2,668,312	117	0.77	0.77	2.48
12/31/19	12.55	0.41	0.57	0.98	(0.36)	—	13.17	7.81	2,799,726	53	0.77	0.77	3.11

Class I
12/31/23	13.03	0.59	0.24	0.83	—	—	13.86	6.37	1,186,035	144	0.48	0.48	4.46
12/31/22	14.98	0.46	(2.41)	(1.95)	—	—	13.03	(13.02)	866,413	140	0.47	0.47	3.32
12/31/21	15.00	0.37	(0.39)	(0.02)	—	—	14.98	(0.13)	1,081,224	167	0.47	0.47	2.45
12/31/20	14.24	0.40	0.36	0.76	—	—	15.00	5.34	1,201,622	117	0.47	0.47	2.76
12/31/19	13.53	0.48	0.63	1.11	(0.40)	—	14.24	8.23	1,027,124	53	0.47	0.47	3.38

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/DoubleLine Emerging Markets Fixed Income Fund
Class A
12/31/23	10.44	0.56	0.43	0.99	—	—	11.43	9.48	127,281	42	1.08	1.08	5.19
12/31/22	12.29	0.43	(2.28)	(1.85)	—	—	10.44	(15.05)	126,011	29	1.07	1.07	3.93
12/31/21	12.20	0.37	(0.28)	0.09	—	—	12.29	0.74	163,020	50	1.07	1.07	2.98
12/31/20	11.84	0.40	(0.04)	0.36	—	—	12.20	3.04	156,897	48	1.08	1.08	3.46
12/31/19	10.63	0.52	0.69	1.21	—	—	11.84	11.38	47,569	34	1.09	1.09	4.51

Class I
12/31/23	10.38	0.59	0.43	1.02	—	—	11.40	9.83	429,726	42	0.78	0.78	5.49
12/31/22	12.18	0.45	(2.25)	(1.80)	—	—	10.38	(14.78)	445,603	29	0.77	0.77	4.19
12/31/21	12.06	0.40	(0.28)	0.12	—	—	12.18	0.99	735,249	50	0.77	0.77	3.29
12/31/20	11.67	0.44	(0.05)	0.39	—	—	12.06	3.34	595,220	48	0.78	0.78	3.93
12/31/19	10.45	0.54	0.68	1.22	—	—	11.67	11.67	597,896	34	0.79	0.79	4.85

JNL/DoubleLine Shiller Enhanced CAPE Fund
Class A
12/31/23	18.09	0.81	4.15	4.96	—	—	23.05	27.42	1,763,845	83	1.01	1.01	3.99
12/31/22	23.71	0.43	(6.05)	(5.62)	—	—	18.09	(23.70)	1,487,301	79	1.00	1.00	2.11
12/31/21	19.12	0.17	4.42	4.59	—	—	23.71	24.01	2,216,351	113	1.00	1.00	0.77
12/31/20	16.60	0.23	2.29	2.52	—	—	19.12	15.18	1,594,961	71	1.01	1.01	1.43
12/31/19	12.42	0.36	3.82	4.18	—	—	16.60	33.66	1,499,136	52	1.02	1.03	2.42

Class I
12/31/23	18.34	0.89	4.21	5.10	—	—	23.44	27.81	281,767	83	0.71	0.71	4.29
12/31/22	23.97	0.47	(6.10)	(5.63)	—	—	18.34	(23.49)	256,288	79	0.70	0.70	2.28
12/31/21	19.27	0.24	4.46	4.70	—	—	23.97	24.39	628,818	113	0.70	0.70	1.08
12/31/20	16.68	0.27	2.32	2.59	—	—	19.27	15.53	600,061	71	0.71	0.71	1.73
12/31/19	12.44	0.41	3.83	4.24	—	—	16.68	34.08	593,948	52	0.72	0.73	2.76

JNL/DoubleLine Total Return Fund
Class A
12/31/23	10.02	0.38	0.13	0.51	—	—	10.53	5.09	747,890	63	0.83	0.83	3.71
12/31/22	11.52	0.34	(1.84)	(1.50)	—	—	10.02	(13.02)	750,065	59	0.82	0.82	3.16
12/31/21	11.57	0.29	(0.34)	(0.05)	—	—	11.52	(0.43)	981,663	103	0.82	0.82	2.50
12/31/20	11.27	0.31	(0.01)	0.30	—	—	11.57	2.66	1,052,998	50	0.82	0.82	2.74
12/31/19	10.67	0.37	0.23	0.60	—	—	11.27	5.62	1,111,722	25	0.82	0.82	3.37

Class I
12/31/23	10.13	0.41	0.14	0.55	—	—	10.68	5.43	1,403,455	63	0.53	0.53	4.02
12/31/22	11.61	0.37	(1.85)	(1.48)	—	—	10.13	(12.75)	1,288,954	59	0.52	0.52	3.48
12/31/21	11.63	0.33	(0.35)	(0.02)	—	—	11.61	(0.17)	1,571,543	103	0.52	0.52	2.80
12/31/20	11.29	0.35	(0.01)	0.34	—	—	11.63	3.01	1,795,030	50	0.52	0.52	3.02
12/31/19	10.66	0.41	0.22	0.63	—	—	11.29	5.91	1,564,576	25	0.52	0.52	3.67

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Fidelity Institutional Asset Management Total Bond Fund
Class A
12/31/23	11.19	0.47	0.28	0.75	—	—	11.94	6.70	792,977	59	(a)	0.78	0.78	4.10
12/31/22	12.93	0.32	(2.06)	(1.74)	—	—	11.19	(13.46)	760,550	44	(a)	0.79	0.79	2.73
12/31/21	13.02	0.24	(0.33)	(0.09)	—	—	12.93	(0.69)	1,016,621	85	(a)	0.78	0.78	1.84
12/31/20	12.01	0.25	0.76	1.01	—	—	13.02	8.41	1,054,838	129	(a)	0.79	0.79	1.98
12/31/19	11.19	0.30	0.73	1.03	(0.21)	—	12.01	9.23	891,521	364	(a)	0.81	0.81	2.54

Class I
12/31/23	11.50	0.52	0.29	0.81	—	—	12.31	7.04	775,610	59	(a)	0.48	0.48	4.41
12/31/22	13.25	0.38	(2.13)	(1.75)	—	—	11.50	(13.21)	528,377	44	(a)	0.49	0.49	3.19
12/31/21	13.30	0.28	(0.33)	(0.05)	—	—	13.25	(0.38)	269,043	85	(a)	0.48	0.48	2.13
12/31/20	12.24	0.28	0.78	1.06	—	—	13.30	8.66	322,922	129	(a)	0.49	0.49	2.20
12/31/19	11.40	0.34	0.75	1.09	(0.25)	—	12.24	9.56	118,021	364	(a)	0.51	0.51	2.84

JNL/First Sentier Global Infrastructure Fund
Class A
12/31/23	16.74	0.42	0.05	0.47	—	—	17.21	2.81	564,121	41		1.15	1.15	2.52
12/31/22	17.44	0.31	(1.01)	(0.70)	—	—	16.74	(4.01)	637,347	53		1.15	1.15	1.85
12/31/21	15.44	0.25	1.75	2.00	—	—	17.44	12.95	711,195	48		1.15	1.15	1.52
12/31/20	16.03	0.19	(0.78)	(0.59)	—	—	15.44	(3.68)	636,060	78		1.15	1.15	1.32
12/31/19	12.63	0.32	3.08	3.40	—	—	16.03	26.92	782,786	49		1.15	1.15	2.16

Class I
12/31/23	17.03	0.48	0.04	0.52	—	—	17.55	3.05	192,430	41		0.85	0.85	2.81
12/31/22	17.69	0.38	(1.04)	(0.66)	—	—	17.03	(3.73)	279,433	53		0.85	0.85	2.17
12/31/21	15.61	0.30	1.78	2.08	—	—	17.69	13.32	318,613	48		0.85	0.85	1.81
12/31/20	16.16	0.23	(0.78)	(0.55)	—	—	15.61	(3.40)	333,729	78		0.85	0.85	1.61
12/31/19	12.70	0.38	3.08	3.46	—	—	16.16	27.24	232,318	49		0.85	0.85	2.54

JNL/Franklin Templeton Income Fund
Class A
12/31/23	14.05	0.74	0.41	1.15	—	—	15.20	8.19	1,537,339	34		0.94	0.94	5.15
12/31/22	14.70	0.64	(1.29)	(0.65)	—	—	14.05	(4.42)	1,596,450	69		0.93	0.93	4.52
12/31/21	12.81	0.51	1.38	1.89	—	—	14.70	14.75	1,706,537	37		0.93	0.93	3.65
12/31/20	12.70	0.45	(0.34)	0.11	—	—	12.81	0.87	1,648,143	49		0.93	0.93	3.84
12/31/19	10.95	0.48	1.27	1.75	—	—	12.70	15.98	1,877,152	29		0.93	0.93	4.00

Class I
12/31/23	13.58	0.76	0.40	1.16	—	—	14.74	8.54	8,320	34		0.64	0.64	5.45
12/31/22	14.18	0.66	(1.26)	(0.60)	—	—	13.58	(4.23)	8,844	69		0.63	0.63	4.86
12/31/21	12.31	0.53	1.34	1.87	—	—	14.18	15.19	7,541	37		0.63	0.63	3.96
12/31/20	12.17	0.47	(0.33)	0.14	—	—	12.31	1.15	5,401	49		0.63	0.63	4.13
12/31/19	10.46	0.58	1.13	1.71	—	—	12.17	16.35	3,929	29		0.63	0.63	5.12

(a)

Portfolio turnover including dollar roll transactions for JNL/Fidelity Institutional Asset Management Total Bond Fund was 433%, 508%, 211%, 210% and 239% in 2019, 2020, 2021, 2022 and 2023 respectively.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Goldman Sachs 4 Fund(a)
Class A
12/31/23	30.17	0.58	3.77	4.35	—	—	34.52	14.42	5,050,741	59	0.70	0.70	1.84
12/31/22	33.87	0.55	(4.25)	(3.70)	—	—	30.17	(10.92)	5,104,922	52	0.69	0.69	1.79
12/31/21	25.00	0.26	8.61	8.87	—	—	33.87	35.48	6,547,195	88	0.59	0.59	0.87
12/31/20	23.92	(0.08)	1.16	1.08	—	—	25.00	4.52	5,495,372	0	0.35	0.35	(0.35)
12/31/19	19.13	0.48	4.31	4.79	—	—	23.92	25.04	6,455,609	11	0.35	0.35	2.20

Class I
12/31/23	30.64	0.69	3.84	4.53	—	—	35.17	14.78	31,267	59	0.40	0.40	2.14
12/31/22	34.31	0.65	(4.32)	(3.67)	—	—	30.64	(10.70)	29,127	52	0.39	0.39	2.10
12/31/21	25.25	0.39	8.67	9.06	—	—	34.31	35.88	33,113	88	0.31	0.31	1.29
12/31/20	24.08	(0.01)	1.18	1.17	—	—	25.25	4.86	17,026	0	0.05	0.05	(0.05)
12/31/19	19.20	0.69	4.19	4.88	—	—	24.08	25.42	12,073	11	0.05	0.05	3.12

JNL/GQG Emerging Markets Equity Fund
Class A
12/31/23	10.95	0.37	2.80	3.17	—	—	14.12	28.95	365,328	68	1.36	1.37	3.00
12/31/22	14.02	0.63	(3.70)	(3.07)	—	—	10.95	(21.90)	261,237	118	1.36	1.36	5.25
12/31/21	14.35	0.26	(0.59)	(0.33)	—	—	14.02	(2.30)	314,404	115	1.36	1.36	1.79
12/31/20	10.78	(0.05)	3.62	3.57	—	—	14.35	33.12	225,079	102	1.36	1.36	(0.47)
12/31/19	8.94	0.11	1.77	1.88	(0.04)	—	10.78	21.09	81,360	85	1.36	1.36	1.07

Class I
12/31/23	11.12	0.41	2.86	3.27	—	—	14.39	29.41	468,337	68	1.06	1.07	3.33
12/31/22	14.20	0.65	(3.73)	(3.08)	—	—	11.12	(21.69)	386,322	118	1.06	1.06	5.37
12/31/21	14.49	0.30	(0.59)	(0.29)	—	—	14.20	(2.00)	625,838	115	1.06	1.06	2.06
12/31/20	10.85	0.01	3.63	3.64	—	—	14.49	33.55	590,125	102	1.06	1.06	0.09
12/31/19	8.98	0.14	1.78	1.92	(0.05)	—	10.85	21.38	567,543	85	1.06	1.06	1.42

JNL/Harris Oakmark Global Equity Fund
Class A
12/31/23	11.41	0.15	2.11	2.26	(0.18)	(0.11)	13.38	19.99	452,245	38	1.13	1.14	1.20
12/31/22	13.87	0.10	(2.32)	(2.22)	(0.05)	(0.19)	11.41	(15.99)	410,703	40	1.14	1.14	0.85
12/31/21	11.88	0.05	2.07	2.12	(0.13)	—	13.87	17.85	560,393	30	1.14	1.14	0.36
12/31/20	11.00	0.02	1.21	1.23	(0.35)	—	11.88	11.25	420,279	34	1.14	1.14	0.20
12/31/19	9.23	0.15	2.36	2.51	(0.17)	(0.57)	11.00	27.64	453,053	30	1.16	1.16	1.45

Class I
12/31/23	11.42	0.19	2.12	2.31	(0.22)	(0.11)	13.40	20.45	346,514	38	0.83	0.84	1.45
12/31/22	13.90	0.14	(2.33)	(2.19)	(0.10)	(0.19)	11.42	(15.79)	310,178	40	0.84	0.84	1.11
12/31/21	11.90	0.09	2.06	2.15	(0.15)	—	13.90	18.14	389,791	30	0.84	0.84	0.68
12/31/20	11.01	0.05	1.23	1.28	(0.39)	—	11.90	11.68	351,584	34	0.84	0.84	0.50
12/31/19	9.25	0.18	2.36	2.54	(0.21)	(0.57)	11.01	27.93	409,144	30	0.86	0.86	1.75

(a)	On April 26, 2021, JNL/Goldman Sachs 4 Fund became a Sub-Advised Fund. Prior to April 26, 2021, the fund held affiliated funds selected by the Adviser and was considered a “Fund of Funds.”

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Heitman U.S. Focused Real Estate Fund
Class A
12/31/23	8.90	0.21	0.64	0.85	(0.20)	—	9.55	9.66	105,420	160	1.11	1.11	2.37
12/31/22	14.28	0.18	(3.81)	(3.63)	(0.13)	(1.62)	8.90	(25.74)	107,426	157	1.10	1.10	1.46
12/31/21	9.99	0.12	4.28	4.40	(0.11)	—	14.28	44.13	187,237	136	1.11	1.11	0.98
12/31/20	11.66	0.14	(0.64)	(0.50)	(0.19)	(0.98)	9.99	(4.14)	32,876	256	1.10	1.10	1.35
12/31/19	9.39	0.20	2.17	2.37	(0.10)	—	11.66	25.26	32,373	172	1.10	1.10	1.80

Class I
12/31/23	9.00	0.25	0.63	0.88	(0.24)	—	9.64	9.89	104,548	160	0.81	0.81	2.69
12/31/22	14.41	0.22	(3.86)	(3.64)	(0.15)	(1.62)	9.00	(25.55)	118,882	157	0.80	0.80	1.79
12/31/21	10.05	0.15	4.33	4.48	(0.12)	—	14.41	44.65	187,501	136	0.81	0.81	1.21
12/31/20	11.71	0.17	(0.64)	(0.47)	(0.21)	(0.98)	10.05	(3.89)	166,365	256	0.80	0.80	1.66
12/31/19	9.40	0.22	2.19	2.41	(0.10)	—	11.71	25.67	165,458	172	0.80	0.80	1.99

JNL/Invesco Diversified Dividend Fund
Class A
12/31/23	13.47	0.22	0.93	1.15	—	—	14.62	8.54	377,660	45	0.98	0.98	1.61
12/31/22	13.74	0.22	(0.49)	(0.27)	—	—	13.47	(1.97)	421,229	43	0.98	0.98	1.62
12/31/21	11.58	0.20	1.96	2.16	—	—	13.74	18.65	176,180	44	0.98	0.98	1.58
12/31/20	11.51	0.22	(0.15)	0.07	—	—	11.58	0.61	117,951	9	0.98	0.98	2.10
12/31/19	9.54	0.22	2.04	2.26	(0.23)	(0.06)	11.51	23.84	106,008	5	0.98	0.98	2.04

Class I
12/31/23	13.68	0.26	0.96	1.22	—	—	14.90	8.92	657,849	45	0.68	0.68	1.91
12/31/22	13.92	0.26	(0.50)	(0.24)	—	—	13.68	(1.72)	635,461	43	0.68	0.68	1.87
12/31/21	11.69	0.25	1.98	2.23	—	—	13.92	19.08	869,610	44	0.68	0.68	1.92
12/31/20	11.59	0.25	(0.15)	0.10	—	—	11.69	0.86	1,017,726	9	0.68	0.68	2.40
12/31/19	9.58	0.25	2.06	2.31	(0.24)	(0.06)	11.59	24.28	865,164	5	0.68	0.68	2.33

JNL/Invesco Global Growth Fund
Class A
12/31/23	18.82	(0.01)	6.52	6.51	—	—	25.33	34.59	1,412,660	7	0.96	0.96	(0.06)
12/31/22	27.77	(0.01)	(8.94)	(8.95)	—	—	18.82	(32.23)	1,180,323	14	0.95	0.95	(0.06)
12/31/21	24.07	(0.12)	3.82	3.70	—	—	27.77	15.37	1,938,245	7	0.96	0.96	(0.46)
12/31/20	18.78	(0.04)	5.33	5.29	—	—	24.07	28.17	1,905,584	10	0.95	0.95	(0.21)
12/31/19	15.61	0.09	4.68	4.77	(0.12)	(1.48)	18.78	31.28	1,852,577	9	0.95	0.95	0.52

Class I
12/31/23	19.36	0.06	6.71	6.77	—	—	26.13	34.97	256,823	7	0.66	0.66	0.24
12/31/22	28.48	0.07	(9.19)	(9.12)	—	—	19.36	(32.02)	237,661	14	0.65	0.65	0.31
12/31/21	24.61	(0.04)	3.91	3.87	—	—	28.48	15.73	772,262	7	0.66	0.66	(0.16)
12/31/20	19.15	0.02	5.44	5.46	—	—	24.61	28.51	769,286	10	0.65	0.65	0.10
12/31/19	15.89	0.15	4.77	4.92	(0.18)	(1.48)	19.15	31.73	742,104	9	0.65	0.65	0.81

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL/Invesco Small Cap Growth Fund
Class A
12/31/23		29.12	(0.12)	3.65	3.53	—	—	32.65	12.12	1,682,094	64	1.05		1.06		(0.39)
12/31/22		45.01	(0.15)	(15.74)	(15.89)	—	—	29.12	(35.30)	1,563,204	50	1.05		1.06		(0.47)
12/31/21		41.96	(0.33)	3.38	3.05	—	—	45.01	7.27	2,518,255	39	1.05		1.05		(0.73)
12/31/20		26.81	(0.22)	15.37	15.15	—	—	41.96	56.51	2,536,309	51	1.06		1.06		(0.74)
12/31/19		21.55	(0.03)	5.29	5.26	—	—	26.81	24.41	1,806,339	31	1.06		1.06		(0.14)

Class I
12/31/23		30.69	(0.03)	3.86	3.83	—	—	34.52	12.48	22,082	64	0.75		0.76		(0.08)
12/31/22		47.30	(0.06)	(16.55)	(16.61)	—	—	30.69	(35.12)	16,466	50	0.75		0.76		(0.18)
12/31/21		43.97	(0.19)	3.52	3.33	—	—	47.30	7.57	26,500	39	0.75		0.75		(0.41)
12/31/20		28.01	(0.15)	16.11	15.96	—	—	43.97	56.98	21,332	51	0.76		0.76		(0.49)
12/31/19		22.44	0.03	5.54	5.57	—	—	28.01	24.82	57,082	31	0.76		0.76		0.10

JNL/JPMorgan Global Allocation Fund
Class A
12/31/23		12.20	0.31	1.24	1.55	—	—	13.75	12.70	1,001,003	128	1.06	(a)	1.06	(a)	2.39
12/31/22		15.07	0.14	(3.01)	(2.87)	—	—	12.20	(19.04)	1,014,331	110	1.06	(a)	1.06	(a)	1.09
12/31/21		13.84	0.12	1.11	1.23	—	—	15.07	8.89	1,410,178	106	1.06	(a)	1.06	(a)	0.86
12/31/20		12.39	0.11	1.34	1.45	—	—	13.84	11.70	1,467,097	138	1.06	(a)	1.06	(a)	0.90
12/31/19	(b)	10.52	0.16	1.71	1.87	—	—	12.39	17.78	38,453	188	1.02	(a)	1.10	(a)	1.34

Class I
12/31/23		12.37	0.35	1.26	1.61	—	—	13.98	13.02	3,252	128	0.76	(a)	0.76	(a)	2.69
12/31/22		15.24	0.18	(3.05)	(2.87)	—	—	12.37	(18.83)	3,212	110	0.76	(a)	0.76	(a)	1.41
12/31/21		13.95	0.17	1.12	1.29	—	—	15.24	9.25	3,868	106	0.76	(a)	0.76	(a)	1.12
12/31/20		12.45	0.14	1.36	1.50	—	—	13.95	12.05	2,305	138	0.64	(a)	0.77	(a)	1.17
12/31/19	(b)	10.55	0.21	1.69	1.90	—	—	12.45	18.01	13,144	188	0.63	(a)	0.78	(a)	1.78

JNL/JPMorgan Hedged Equity Fund
Class A
12/31/23		12.29	0.09	1.84	1.93	—	—	14.22	15.70	766,593	34	0.96	(c)	0.96	(c)	0.64
12/31/22		13.47	0.07	(1.21)	(1.14)	(0.04)	—	12.29	(8.44)	619,218	32	0.96	(c)	0.96	(c)	0.59
12/31/21		12.00	0.05	1.50	1.55	(0.08)	—	13.47	12.94	534,969	42	0.97	(c)	0.97	(c)	0.40
12/31/20		10.59	0.09	1.37	1.46	(0.05)	—	12.00	13.80	340,365	76	0.97	(c)	0.97	(c)	0.77
12/31/19		9.51	0.09	1.16	1.25	—	(0.17)	10.59	13.16	83,517	45	0.96	(c)	0.96	(c)	0.90

Class I
12/31/23		12.40	0.13	1.85	1.98	—	—	14.38	15.97	117,752	34	0.66	(c)	0.66	(c)	0.94
12/31/22		13.57	0.11	(1.21)	(1.10)	(0.07)	—	12.40	(8.12)	115,941	32	0.66	(c)	0.66	(c)	0.85
12/31/21		12.07	0.09	1.51	1.60	(0.10)	—	13.57	13.26	151,324	42	0.67	(c)	0.67	(c)	0.69
12/31/20		10.63	0.12	1.38	1.50	(0.06)	—	12.07	14.08	144,751	76	0.67	(c)	0.67	(c)	1.06
12/31/19		9.51	0.12	1.17	1.29	—	(0.17)	10.63	13.59	201,878	45	0.66	(c)	0.66	(c)	1.16

(a)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/JPMorgan Global Allocation Fund were as follows: Class A: December 31, 2023: 1.06%, 1.06% December 31, 2022: 1.05%, 1.05% December 31, 2021: 1.04%, 1.04% December 31, 2020: 1.05%, 1.05% December 31, 2019: 1.08%, 1.00% Class I: December 31, 2023: 0.76%, 0.76% December 31, 2022: 0.75%, 0.75% December 31, 2021: 0.74%, 0.74% December 31, 2020: 0.74%, 0.74% December 31, 2019: 0.77%, 0.62%. Effective June 24, 2019, JNL/JPMorgan Global Allocation Fund voluntarily began waiving a portion of advisory fees. Effective October 14, 2019, the voluntary waiver became contractual.

(b)	Consolidated Financial Statements.
(c)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/JPMorgan Hedged Equity Fund were as follows: Class A: December 31, 2023: 0.95%, 0.95% December 31, 2022: 0.95%, 0.95% December 31, 2021: 0.96%, 0.96% December 31, 2020: 0.96%, 0.96% December 31, 2019: 0.95%, 0.95% Class I: December 31, 2023: 0.65%, 0.65% December 31, 2022: 0.65%, 0.65% December 31, 2021: 0.66%, 0.66% December 31, 2020: 0.66%, 0.66% December 31, 2019: 0.65%, 0.65%

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/JPMorgan MidCap Growth Fund
Class A
12/31/23	49.55	(0.16)	11.66	11.50	—	—	61.05	23.21	2,921,347	50	0.90	0.90	(0.29)
12/31/22	67.95	(0.21)	(18.19)	(18.40)	—	—	49.55	(27.08)	2,372,487	38	0.89	0.89	(0.39)
12/31/21	61.20	(0.33)	7.08	6.75	—	—	67.95	11.03	3,526,344	44	0.88	0.88	(0.50)
12/31/20	41.36	(0.20)	20.04	19.84	—	—	61.20	47.97	3,393,687	60	0.90	0.90	(0.42)
12/31/19	29.56	(0.09)	11.89	11.80	—	—	41.36	39.92	2,118,202	48	0.91	0.91	(0.24)

Class I
12/31/23	51.64	0.00	12.18	12.18	—	—	63.82	23.59	321,948	50	0.60	0.60	0.00
12/31/22	70.61	(0.05)	(18.92)	(18.97)	—	—	51.64	(26.87)	292,605	38	0.59	0.59	(0.09)
12/31/21	63.41	(0.14)	7.34	7.20	—	—	70.61	11.35	456,403	44	0.58	0.58	(0.21)
12/31/20	42.72	(0.05)	20.74	20.69	—	—	63.41	48.43	354,786	60	0.60	0.60	(0.11)
12/31/19	30.44	0.03	12.25	12.28	—	—	42.72	40.34	291,438	48	0.61	0.61	0.07

JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A
12/31/23	12.50	0.32	0.20	0.52	—	—	13.02	4.16	923,496	13	0.68	0.68	2.52
12/31/22	14.15	0.21	(1.86)	(1.65)	—	—	12.50	(11.66)	931,244	19	0.69	0.69	1.62
12/31/21	14.46	0.17	(0.48)	(0.31)	—	—	14.15	(2.14)	1,250,857	10	0.68	0.68	1.21
12/31/20	13.52	0.19	0.75	0.94	—	—	14.46	6.95	1,659,012	46	0.68	0.68	1.35
12/31/19	12.70	0.30	0.52	0.82	—	—	13.52	6.46	967,204	16	0.70	0.70	2.25

Class I
12/31/23	13.31	0.38	0.22	0.60	—	—	13.91	4.51	663,594	13	0.38	0.38	2.82
12/31/22	15.02	0.27	(1.98)	(1.71)	—	—	13.31	(11.38)	672,941	19	0.39	0.39	1.99
12/31/21	15.30	0.23	(0.51)	(0.28)	—	—	15.02	(1.83)	292,136	10	0.38	0.38	1.51
12/31/20	14.27	0.25	0.78	1.03	—	—	15.30	7.22	625,482	46	0.38	0.38	1.63
12/31/19	13.36	0.36	0.55	0.91	—	—	14.27	6.81	256,961	16	0.40	0.40	2.56

JNL/JPMorgan U.S. Value Fund
Class A
12/31/23	14.77	0.21	1.12	1.33	—	—	16.10	9.00	951,432	13	0.88	0.88	1.42
12/31/22	15.22	0.20	(0.65)	(0.45)	—	—	14.77	(2.96)	980,669	14	0.89	0.89	1.36
12/31/21	11.95	0.15	3.12	3.27	—	—	15.22	27.36	942,693	21	0.89	0.89	1.09
12/31/20	12.42	0.17	(0.64)	(0.47)	—	—	11.95	(3.78)	723,426	79	0.94	0.94	1.65
12/31/19	10.10	0.22	2.10	2.32	—	—	12.42	22.97	631,200	22	1.01	1.01	1.91

Class I
12/31/23	15.10	0.27	1.14	1.41	—	—	16.51	9.34	676,106	13	0.58	0.58	1.73
12/31/22	15.51	0.24	(0.65)	(0.41)	—	—	15.10	(2.64)	642,669	14	0.59	0.59	1.65
12/31/21	12.14	0.20	3.17	3.37	—	—	15.51	27.76	676,257	21	0.59	0.59	1.38
12/31/20	12.59	0.20	(0.65)	(0.45)	—	—	12.14	(3.57)	373,488	79	0.60	0.60	1.84
12/31/19	10.20	0.24	2.15	2.39	—	—	12.59	23.43	2,121	22	0.70	0.70	2.13

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Lazard International Strategic Equity Fund
Class A
12/31/23		13.41	0.16	2.04	2.20	(0.18)		—	15.43	16.51	127,476	40	1.10	1.12	1.09
12/31/22		17.14	0.16	(3.08)	(2.92)	(0.37)		(0.44)	13.41	(17.09)	104,439	45	1.14	1.15	1.08
12/31/21		16.22	0.17	0.87	1.04	(0.07)		(0.05)	17.14	6.42	115,951	28	1.15	1.15	0.99
12/31/20		14.42	0.11	1.77	1.88	(0.08)		—	16.22	13.03	76,966	44	1.16	1.16	0.80
12/31/19		11.93	0.19	2.42	2.61	(0.03)		(0.09)	14.42	21.92	82,765	35	1.15	1.15	1.38

Class I
12/31/23		13.46	0.21	2.04	2.25	(0.22)		—	15.49	16.82	369,717	40	0.80	0.82	1.40
12/31/22		17.20	0.21	(3.10)	(2.89)	(0.41)		(0.44)	13.46	(16.85)	358,431	45	0.84	0.85	1.43
12/31/21		16.26	0.24	0.85	1.09	(0.10)		(0.05)	17.20	6.72	351,431	28	0.85	0.85	1.40
12/31/20		14.45	0.12	1.81	1.93	(0.12)		—	16.26	13.40	364,495	44	0.86	0.86	0.90
12/31/19		11.95	0.22	2.43	2.65	(0.06)		(0.09)	14.45	22.24	149,570	35	0.85	0.85	1.66

JNL/Loomis Sayles Global Growth Fund
Class A
12/31/23		11.80	(0.01)	4.29	4.28	(0.01)		(0.50)	15.57	36.41	429,939	16	1.01	1.01	(0.05)
12/31/22		16.00	0.01	(4.21)	(4.20)	(0.00)	(a)	—	11.80	(26.25)	303,107	21	1.00	1.00	0.05
12/31/21		15.47	(0.03)	0.90	0.87	—		(0.34)	16.00	5.61	438,686	10	1.01	1.01	(0.20)
12/31/20		11.54	(0.05)	4.07	4.02	(0.03)		(0.06)	15.47	34.85	465,932	33	1.01	1.01	(0.35)
12/31/19		8.84	0.02	2.70	2.72	(0.02)		—	11.54	30.75	3,638	18	1.00	1.00	0.17

Class I
12/31/23		11.96	0.04	4.33	4.37	(0.04)		(0.50)	15.79	36.76	278,343	16	0.71	0.71	0.28
12/31/22		16.16	0.05	(4.24)	(4.19)	(0.01)		—	11.96	(25.97)	224,270	21	0.70	0.70	0.39
12/31/21		15.59	0.02	0.89	0.91	—		(0.34)	16.16	5.82	464,891	10	0.71	0.71	0.10
12/31/20		11.59	0.03	4.06	4.09	(0.03)		(0.06)	15.59	35.30	479,627	33	0.71	0.71	0.21
12/31/19		8.85	0.07	2.69	2.76	(0.02)		—	11.59	31.18	308,894	18	0.70	0.70	0.63

JNL/Lord Abbett Short Duration Income Fund
Class A
12/31/23		9.87	0.43	0.10	0.53	(0.30)		—	10.10	5.38	415,444	60	0.80	0.80	4.26
12/31/22		10.45	0.22	(0.74)	(0.52)	(0.05)		(0.01)	9.87	(4.95)	366,580	99	0.80	0.80	2.21
12/31/21		10.45	0.10	(0.06)	0.04	(0.03)		(0.01)	10.45	0.33	264,463	108	0.81	0.81	0.93
12/31/20	(b)	10.00	0.10	0.35	0.45	—		—	10.45	4.50	193,273	70	0.81	0.81	1.46

Class I
12/31/23		9.92	0.46	0.10	0.56	(0.32)		—	10.16	5.70	327,473	60	0.50	0.50	4.50
12/31/22		10.50	0.26	(0.76)	(0.50)	(0.07)		(0.01)	9.92	(4.73)	763,146	99	0.50	0.50	2.55
12/31/21		10.47	0.13	(0.06)	0.07	(0.03)		(0.01)	10.50	0.68	502,495	108	0.51	0.51	1.21
12/31/20	(b)	10.00	0.13	0.34	0.47	—		—	10.47	4.70	137,237	70	0.51	0.51	1.85

(a)	Amount represents less than $0.005.
(b)	The Fund commenced operations on April 27, 2020.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Communication Services Sector Fund(a)
Class A
12/31/23	12.28	0.05	6.53	6.58	—	—	18.86	53.58	526,757	12	0.65	0.65	0.29
12/31/22	20.93	0.04	(8.69)	(8.65)	—	—	12.28	(41.33)	163,074	9	0.66	0.66	0.28
12/31/21	18.10	0.02	2.81	2.83	—	—	20.93	15.64	351,276	23	0.65	0.65	0.11
12/31/20	14.45	0.06	3.59	3.65	—	—	18.10	25.26	251,202	14	0.67	0.67	0.37
12/31/19	11.43	0.05	2.97	3.02	—	—	14.45	26.42	157,958	54	0.67	0.67	0.40

Class I
12/31/23	11.58	0.11	6.17	6.28	—	—	17.86	54.23	9,210	12	0.30	0.35	0.71
12/31/22	19.67	0.09	(8.18)	(8.09)	—	—	11.58	(41.13)	3,249	9	0.31	0.36	0.61
12/31/21	16.96	0.10	2.61	2.71	—	—	19.67	15.98	5,855	23	0.30	0.35	0.50
12/31/20	13.49	0.09	3.38	3.47	—	—	16.96	25.72	4,452	14	0.32	0.37	0.63
12/31/19	10.63	0.08	2.78	2.86	—	—	13.49	26.91	1,377	54	0.32	0.37	0.65

JNL/Mellon Consumer Discretionary Sector Fund(b)
Class A
12/31/23	29.36	0.15	11.18	11.33	—	—	40.69	38.59	1,552,851	15	0.64	0.64	0.43
12/31/22	45.83	0.12	(16.59)	(16.47)	—	—	29.36	(35.94)	1,091,635	13	0.64	0.64	0.34
12/31/21	37.40	0.03	8.40	8.43	—	—	45.83	22.54	2,073,525	25	0.64	0.64	0.06
12/31/20	25.44	0.06	11.90	11.96	—	—	37.40	47.01	1,799,580	11	0.64	0.64	0.22
12/31/19	20.05	0.16	5.23	5.39	—	—	25.44	26.88	1,309,949	4	0.64	0.64	0.69

Class I
12/31/23	30.36	0.27	11.59	11.86	—	—	42.22	39.06	17,283	15	0.29	0.34	0.74
12/31/22	47.23	0.26	(17.13)	(16.87)	—	—	30.36	(35.72)	14,734	13	0.29	0.34	0.72
12/31/21	38.41	0.18	8.64	8.82	—	—	47.23	22.96	18,550	25	0.29	0.34	0.42
12/31/20	26.03	0.16	12.22	12.38	—	—	38.41	47.56	13,457	11	0.29	0.34	0.54
12/31/19	20.45	0.25	5.33	5.58	—	—	26.03	27.29	5,176	4	0.29	0.34	1.05

JNL/Mellon Consumer Staples Sector Fund
Class A
12/31/23	15.14	0.29	(0.04)	0.25	—	—	15.39	1.65	383,259	12	0.65	0.65	1.95
12/31/22	15.64	0.27	(0.77)	(0.50)	—	—	15.14	(3.20)	558,649	15	0.65	0.65	1.79
12/31/21	13.45	0.24	1.95	2.19	—	—	15.64	16.28	263,522	29	0.66	0.66	1.71
12/31/20	12.18	0.27	1.00	1.27	—	—	13.45	10.43	218,540	43	0.67	0.67	2.28
12/31/19	9.66	0.24	2.28	2.52	—	—	12.18	26.09	151,594	25	0.69	0.69	2.16

Class I
12/31/23	15.41	0.35	(0.04)	0.31	—	—	15.72	2.01	9,128	12	0.30	0.35	2.29
12/31/22	15.86	0.33	(0.78)	(0.45)	—	—	15.41	(2.84)	13,764	15	0.30	0.35	2.18
12/31/21	13.59	0.30	1.97	2.27	—	—	15.86	16.70	4,259	29	0.31	0.36	2.07
12/31/20	12.26	0.33	1.00	1.33	—	—	13.59	10.85	3,212	43	0.32	0.37	2.66
12/31/19	9.70	0.29	2.27	2.56	—	—	12.26	26.39	1,506	25	0.34	0.39	2.52

(a)

On April 27, 2020, JNL/Mellon Communication Services Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

(b)

On April 27, 2020, JNL/Mellon Consumer Discretionary Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Dow Index Fund(a)
Class A
12/31/23	40.04	0.63	5.55	6.18	—	—	46.22	15.43	1,260,234	0	0.65	0.65	1.52
12/31/22	43.27	0.57	(3.80)	(3.23)	—	—	40.04	(7.46)	1,226,966	1	0.65	0.65	1.43
12/31/21	36.01	0.47	6.79	7.26	—	—	43.27	20.16	1,421,801	0	0.65	0.65	1.16
12/31/20	33.05	0.51	2.45	2.96	—	—	36.01	8.96	1,174,585	36	0.65	0.65	1.62
12/31/19	26.55	0.53	5.97	6.50	—	—	33.05	24.48	1,028,406	2	0.65	0.65	1.76

Class I
12/31/23	40.79	0.79	5.67	6.46	—	—	47.25	15.84	26,071	0	0.30	0.35	1.87
12/31/22	43.93	0.72	(3.86)	(3.14)	—	—	40.79	(7.15)	23,124	1	0.30	0.35	1.79
12/31/21	36.43	0.62	6.88	7.50	—	—	43.93	20.59	24,182	0	0.30	0.35	1.51
12/31/20	33.32	0.63	2.48	3.11	—	—	36.43	9.33	14,615	36	0.30	0.35	1.96
12/31/19	26.67	0.66	5.99	6.65	—	—	33.32	24.93	6,345	2	0.30	0.35	2.12

JNL/Mellon Energy Sector Fund(b)
Class A
12/31/23	36.19	0.99	(1.44)	(0.45)	—	—	35.74	(1.24)	1,938,729	4	0.63	0.63	2.78
12/31/22	22.43	1.07	12.69	13.76	—	—	36.19	61.35	2,893,112	27	0.64	0.64	3.35
12/31/21	14.50	0.74	7.19	7.93	—	—	22.43	54.69	1,380,863	30	0.64	0.64	3.69
12/31/20	21.88	0.67	(8.05)	(7.38)	—	—	14.50	(33.73)	839,480	14	0.65	0.65	4.74
12/31/19	20.14	0.65	1.09	1.74	—	—	21.88	8.64	1,084,341	8	0.64	0.64	2.97

Class I
12/31/23	37.33	1.15	(1.48)	(0.33)	—	—	37.00	(0.88)	26,510	4	0.28	0.33	3.13
12/31/22	23.06	1.22	13.05	14.27	—	—	37.33	61.88	32,566	27	0.29	0.34	3.71
12/31/21	14.86	0.84	7.36	8.20	—	—	23.06	55.18	14,211	30	0.29	0.34	4.03
12/31/20	22.34	0.71	(8.19)	(7.48)	—	—	14.86	(33.48)	4,445	14	0.30	0.35	4.93
12/31/19	20.49	0.74	1.11	1.85	—	—	22.34	9.03	4,594	8	0.29	0.34	3.35

JNL/Mellon Financial Sector Fund(c)
Class A
12/31/23	16.55	0.24	2.31	2.55	—	—	19.10	15.41	1,260,130	3	0.64	0.64	1.45
12/31/22	19.00	0.22	(2.67)	(2.45)	—	—	16.55	(12.89)	1,352,012	16	0.64	0.64	1.30
12/31/21	14.69	0.21	4.10	4.31	—	—	19.00	29.34	1,628,528	28	0.64	0.64	1.14
12/31/20	15.10	0.25	(0.66)	(0.41)	—	—	14.69	(2.72)	1,119,113	7	0.64	0.64	2.02
12/31/19	11.52	0.24	3.34	3.58	—	—	15.10	31.08	1,348,714	4	0.64	0.64	1.81

Class I
12/31/23	16.84	0.31	2.35	2.66	—	—	19.50	15.80	20,475	3	0.29	0.34	1.80
12/31/22	19.26	0.28	(2.70)	(2.42)	—	—	16.84	(12.56)	20,436	16	0.29	0.34	1.64
12/31/21	14.84	0.27	4.15	4.42	—	—	19.26	29.78	23,731	28	0.29	0.34	1.46
12/31/20	15.20	0.30	(0.66)	(0.36)	—	—	14.84	(2.37)	9,645	7	0.29	0.34	2.36
12/31/19	11.56	0.29	3.35	3.64	—	—	15.20	31.49	5,938	4	0.29	0.34	2.15

(a)

On April 27, 2020, JNL/Mellon Dow Index Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

(b)

On April 27, 2020, JNL/Mellon Energy Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

(c)

On April 27, 2020, JNL/Mellon Financial Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Healthcare Sector Fund(a)
Class A
12/31/23	42.39	0.41	0.27	0.68	—	—	43.07	1.60	3,291,512	4	0.63	0.63	0.99
12/31/22	44.99	0.36	(2.96)	(2.60)	—	—	42.39	(5.78)	3,665,432	3	0.63	0.63	0.87
12/31/21	37.43	0.29	7.27	7.56	—	—	44.99	20.20	4,262,922	10	0.63	0.63	0.71
12/31/20	31.85	0.30	5.28	5.58	—	—	37.43	17.52	3,748,785	9	0.63	0.63	0.90
12/31/19	26.24	0.27	5.34	5.61	—	—	31.85	21.38	3,336,754	5	0.63	0.63	0.95

Class I
12/31/23	43.23	0.56	0.28	0.84	—	—	44.07	1.94	35,552	4	0.28	0.33	1.34
12/31/22	45.71	0.51	(2.99)	(2.48)	—	—	43.23	(5.43)	36,655	3	0.28	0.33	1.22
12/31/21	37.90	0.44	7.37	7.81	—	—	45.71	20.61	37,075	10	0.28	0.33	1.06
12/31/20	32.14	0.42	5.34	5.76	—	—	37.90	17.92	25,108	9	0.28	0.33	1.25
12/31/19	26.38	0.37	5.39	5.76	—	—	32.14	21.83	14,475	5	0.28	0.33	1.29

JNL/Mellon Industrials Sector Fund
Class A
12/31/23	14.88	0.17	2.82	2.99	—	—	17.87	20.09	219,737	32	0.66	0.66	1.09
12/31/22	16.30	0.14	(1.56)	(1.42)	—	—	14.88	(8.71)	183,611	24	0.66	0.66	0.97
12/31/21	13.48	0.10	2.72	2.82	—	—	16.30	20.92	241,085	37	0.66	0.66	0.68
12/31/20	11.87	0.11	1.50	1.61	—	—	13.48	13.56	108,689	38	0.70	0.70	0.98
12/31/19	9.13	0.13	2.61	2.74	—	—	11.87	30.01	75,506	48	0.70	0.70	1.21

Class I
12/31/23	15.15	0.23	2.88	3.11	—	—	18.26	20.53	5,429	32	0.31	0.36	1.44
12/31/22	16.53	0.20	(1.58)	(1.38)	—	—	15.15	(8.35)	5,193	24	0.31	0.36	1.34
12/31/21	13.62	0.16	2.75	2.91	—	—	16.53	21.37	4,772	37	0.31	0.36	1.02
12/31/20	11.96	0.15	1.51	1.66	—	—	13.62	13.88	3,278	38	0.35	0.40	1.32
12/31/19	9.17	0.17	2.62	2.79	—	—	11.96	30.43	1,095	48	0.35	0.40	1.57

JNL/Mellon Information Technology Sector Fund(b)
Class A
12/31/23	29.11	0.10	16.84	16.94	—	—	46.05	58.19	5,572,091	8	0.62	0.62	0.25
12/31/22	42.80	0.10	(13.79)	(13.69)	—	—	29.11	(31.99)	3,475,561	9	0.62	0.62	0.31
12/31/21	32.13	0.07	10.60	10.67	—	—	42.80	33.21	5,983,103	22	0.62	0.62	0.19
12/31/20	22.14	0.11	9.88	9.99	—	—	32.13	45.12	4,935,985	12	0.63	0.63	0.42
12/31/19	14.96	0.13	7.05	7.18	—	—	22.14	47.99	3,463,885	7	0.64	0.64	0.70

Class I
12/31/23	30.14	0.24	17.48	17.72	—	—	47.86	58.79	87,895	8	0.27	0.32	0.60
12/31/22	44.17	0.23	(14.26)	(14.03)	—	—	30.14	(31.76)	53,514	9	0.27	0.32	0.67
12/31/21	33.04	0.20	10.93	11.13	—	—	44.17	33.69	84,968	22	0.27	0.32	0.54
12/31/20	22.69	0.20	10.15	10.35	—	—	33.04	45.61	56,987	12	0.28	0.33	0.75
12/31/19	15.28	0.20	7.21	7.41	—	—	22.69	48.49	23,156	7	0.29	0.34	1.04

(a)

On April 27, 2020, JNL/Mellon Healthcare Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

(b)

On April 27, 2020, JNL/Mellon Information Technology Sector Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon Materials Sector Fund
Class A
12/31/23	14.34	0.18	1.86	2.04	—	—	16.38	14.23	173,262	33	0.67	0.67	1.19
12/31/22	16.28	0.19	(2.13)	(1.94)	—	—	14.34	(11.92)	187,042	46	0.66	0.66	1.34
12/31/21	12.68	0.16	3.44	3.60	—	—	16.28	28.39	193,535	70	0.67	0.67	1.07
12/31/20	10.67	0.16	1.85	2.01	—	—	12.68	18.84	77,306	43	0.70	0.70	1.47
12/31/19	8.69	0.14	1.84	1.98	—	—	10.67	22.78	25,279	50	0.71	0.71	1.46

Class I
12/31/23	14.60	0.24	1.89	2.13	—	—	16.73	14.59	4,591	33	0.32	0.37	1.53
12/31/22	16.51	0.24	(2.15)	(1.91)	—	—	14.60	(11.57)	4,829	46	0.31	0.36	1.61
12/31/21	12.82	0.21	3.48	3.69	—	—	16.51	28.78	6,415	70	0.32	0.37	1.41
12/31/20	10.74	0.20	1.88	2.08	—	—	12.82	19.37	2,005	43	0.35	0.40	1.82
12/31/19	8.72	0.18	1.84	2.02	—	—	10.74	23.17	578	50	0.36	0.41	1.81

JNL/Mellon Nasdaq 100 Index Fund(a)
Class A
12/31/23	39.28	0.19	21.11	21.30	—	—	60.58	54.23	7,130,051	22	0.64	0.64	0.37
12/31/22	58.47	0.12	(19.31)	(19.19)	—	—	39.28	(32.82)	4,276,647	8	0.65	0.65	0.27
12/31/21	46.15	0.02	12.30	12.32	—	—	58.47	26.70	6,826,247	10	0.64	0.64	0.04
12/31/20	31.19	0.09	14.87	14.96	—	—	46.15	47.96	5,711,478	17	0.65	0.65	0.24
12/31/19	22.51	0.12	8.56	8.68	—	—	31.19	38.56	3,378,320	10	0.67	0.67	0.43

Class I
12/31/23	26.17	0.25	14.07	14.32	—	—	40.49	54.72	129,498	22	0.29	0.34	0.72
12/31/22	38.81	0.19	(12.83)	(12.64)	—	—	26.17	(32.57)	77,284	8	0.30	0.35	0.62
12/31/21	30.52	0.14	8.15	8.29	—	—	38.81	27.16	124,040	10	0.29	0.34	0.39
12/31/20	20.56	0.15	9.81	9.96	—	—	30.52	48.44	82,586	17	0.30	0.35	0.58
12/31/19	14.79	0.14	5.63	5.77	—	—	20.56	39.01	27,179	10	0.32	0.37	0.79

JNL/Mellon Real Estate Sector Fund
Class A
12/31/23	12.04	0.34	0.98	1.32	—	—	13.36	10.96	177,753	15	0.67	0.67	2.81
12/31/22	16.29	0.28	(4.53)	(4.25)	—	—	12.04	(26.09)	174,079	32	0.66	0.66	2.05
12/31/21	11.74	0.20	4.35	4.55	—	—	16.29	38.76	249,641	36	0.66	0.66	1.41
12/31/20	12.40	0.20	(0.86)	(0.66)	—	—	11.74	(5.32)	110,303	30	0.69	0.69	1.83
12/31/19	9.69	0.26	2.45	2.71	—	—	12.40	27.97	169,550	36	0.68	0.68	2.24

Class I
12/31/23	12.21	0.39	1.00	1.39	—	—	13.60	11.38	11,728	15	0.32	0.37	3.16
12/31/22	16.46	0.34	(4.59)	(4.25)	—	—	12.21	(25.82)	11,384	32	0.31	0.36	2.45
12/31/21	11.82	0.26	4.38	4.64	—	—	16.46	39.26	15,651	36	0.31	0.36	1.81
12/31/20	12.44	0.29	(0.91)	(0.62)	—	—	11.82	(4.98)	6,517	30	0.34	0.39	2.58
12/31/19	9.69	0.30	2.45	2.75	—	—	12.44	28.38	4,130	36	0.33	0.38	2.54

(a)

On April 27, 2020, JNL/Mellon Nasdaq 100 Index Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon S&P 500 Index Fund
Class A
12/31/23	29.72	0.40	7.23	7.63	—	—	37.35	25.67	13,151,310	3	0.52	0.52	1.19
12/31/22	36.48	0.36	(7.12)	(6.76)	—	—	29.72	(18.53)	10,650,597	3	0.52	0.52	1.13
12/31/21	28.48	0.29	7.71	8.00	—	—	36.48	28.09	13,175,436	3	0.52	0.52	0.90
12/31/20	24.18	0.32	3.98	4.30	—	—	28.48	17.78	10,387,450	6	0.53	0.53	1.31
12/31/19	19.49	0.34	5.59	5.93	(0.34)	(0.90)	24.18	30.83	8,931,615	5	0.53	0.53	1.51

Class I
12/31/23	30.81	0.51	7.52	8.03	—	—	38.84	26.06	8,985	3	0.22	0.22	1.49
12/31/22	37.70	0.47	(7.36)	(6.89)	—	—	30.81	(18.28)	7,886	3	0.22	0.22	1.43
12/31/21	29.35	0.38	7.97	8.35	—	—	37.70	28.45	9,552	3	0.22	0.22	1.24
12/31/20	24.85	0.40	4.10	4.50	—	—	29.35	18.11	263,048	6	0.23	0.23	1.62
12/31/19	19.99	0.42	5.74	6.16	(0.40)	(0.90)	24.85	31.26	285,513	5	0.23	0.23	1.80

JNL/Mellon U.S. Stock Market Index Fund
Class A
12/31/23	15.84	0.18	3.90	4.08	—	—	19.92	25.76	4,934,182	2	0.61	0.61	1.02
12/31/22	19.78	0.17	(4.11)	(3.94)	—	—	15.84	(19.92)	4,521,043	2	0.60	0.60	0.98
12/31/21	15.78	0.13	3.87	4.00	—	—	19.78	25.35	6,594,525	52	0.61	0.61	0.72
12/31/20	13.13	0.16	2.49	2.65	—	—	15.78	20.18	871,033	11	0.56	0.61	1.19
12/31/19	10.09	0.18	2.86	3.04	—	—	13.13	30.13	571,857	20	0.54	0.60	1.50

Class I
12/31/23	16.11	0.24	3.97	4.21	—	—	20.32	26.13	70,032	2	0.31	0.31	1.33
12/31/22	20.05	0.22	(4.16)	(3.94)	—	—	16.11	(19.65)	59,858	2	0.30	0.30	1.28
12/31/21	15.96	0.19	3.90	4.09	—	—	20.05	25.63	84,430	52	0.30	0.31	1.00
12/31/20	13.23	0.20	2.53	2.73	—	—	15.96	20.63	24,056	11	0.26	0.31	1.51
12/31/19	10.14	0.22	2.87	3.09	—	—	13.23	30.47	14,065	20	0.24	0.30	1.82

JNL/Mellon Utilities Sector Fund
Class A
12/31/23	18.81	0.48	(1.93)	(1.45)	—	—	17.36	(7.71)	390,888	5	0.65	0.65	2.71
12/31/22	18.66	0.44	(0.29)	0.15	—	—	18.81	0.80	650,159	16	0.65	0.65	2.35
12/31/21	15.98	0.41	2.27	2.68	—	—	18.66	16.77	319,659	16	0.66	0.66	2.44
12/31/20	16.15	0.41	(0.58)	(0.17)	—	—	15.98	(1.05)	284,687	25	0.66	0.66	2.66
12/31/19	13.28	0.39	2.82	3.21	(0.11)	(0.23)	16.15	24.20	343,415	28	0.66	0.66	2.54

Class I
12/31/23	19.12	0.55	(1.96)	(1.41)	—	—	17.71	(7.37)	8,497	5	0.30	0.35	3.06
12/31/22	18.89	0.51	(0.28)	0.23	—	—	19.12	1.22	11,735	16	0.30	0.35	2.69
12/31/21	16.13	0.48	2.28	2.76	—	—	18.89	17.11	5,113	16	0.31	0.36	2.79
12/31/20	16.24	0.45	(0.56)	(0.11)	—	—	16.13	(0.68)	3,785	25	0.31	0.36	2.94
12/31/19	13.31	0.45	2.83	3.28	(0.12)	(0.23)	16.24	24.69	4,534	28	0.31	0.36	2.92

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Mellon World Index Fund(a)
Class A
12/31/23		30.29	0.49	6.58	7.07	—	—	37.36	23.34	392,947	3	0.65	0.65	1.46
12/31/22		36.96	0.45	(7.12)	(6.67)	—	—	30.29	(18.05)	345,897	2	0.65	0.65	1.41
12/31/21		31.02	0.38	6.17	6.55	(0.43)	(0.18)	36.96	21.17	416,249	8	0.66	0.66	1.11
12/31/20		27.49	0.36	3.91	4.27	(0.56)	(0.18)	31.02	15.61	363,797	3	0.67	0.67	1.34
12/31/19		22.12	0.45	5.54	5.99	(0.47)	(0.15)	27.49	27.27	368,151	4	0.67	0.67	1.79

Class I
12/31/23		30.56	0.61	6.65	7.26	—	—	37.82	23.76	10,354	3	0.30	0.35	1.80
12/31/22		37.16	0.56	(7.16)	(6.60)	—	—	30.56	(17.76)	8,408	2	0.30	0.35	1.76
12/31/21		31.16	0.50	6.21	6.71	(0.53)	(0.18)	37.16	21.59	8,601	8	0.31	0.36	1.43
12/31/20		27.60	0.46	3.94	4.40	(0.66)	(0.18)	31.16	16.02	4,422	3	0.32	0.37	1.69
12/31/19		22.19	0.54	5.58	6.12	(0.56)	(0.15)	27.60	27.77	2,826	4	0.32	0.37	2.10

JNL/MFS Mid Cap Value Fund
Class A
12/31/23		16.26	0.21	1.79	2.00	—	—	18.26	12.30	1,895,682	19	0.95	0.95	1.25
12/31/22		17.87	0.22	(1.83)	(1.61)	—	—	16.26	(9.01)	1,973,870	19	0.95	0.95	1.31
12/31/21		13.69	0.13	4.05	4.18	—	—	17.87	30.53	2,162,629	27	0.95	0.95	0.79
12/31/20		13.18	0.13	0.38	0.51	—	—	13.69	3.87	1,655,807	32	0.96	0.96	1.15
12/31/19		10.07	0.15	2.96	3.11	—	—	13.18	30.88	1,237,628	22	0.96	0.96	1.24

Class I
12/31/23		16.57	0.27	1.83	2.10	—	—	18.67	12.67	48,996	19	0.65	0.65	1.56
12/31/22		18.16	0.27	(1.86)	(1.59)	—	—	16.57	(8.76)	45,649	19	0.65	0.65	1.62
12/31/21		13.87	0.18	4.11	4.29	—	—	18.16	30.93	47,902	27	0.65	0.65	1.11
12/31/20		13.32	0.17	0.38	0.55	—	—	13.87	4.13	25,779	32	0.66	0.66	1.44
12/31/19		10.14	0.18	3.00	3.18	—	—	13.32	31.36	187,007	22	0.66	0.66	1.53

JNL/Morningstar PitchBook Listed Private Equity Index Fund
Class A
12/31/23		7.91	0.21	3.06	3.27	—	—	11.18	41.34	9,134	58	0.72	0.72	2.32
12/31/22		12.07	0.18	(4.34)	(4.16)	—	—	7.91	(34.47)	3,548	67	0.71	0.71	2.06
12/31/21	(b)	10.00	0.06	2.01	2.07	—	—	12.07	20.70	4,200	56	0.72	0.72	0.80

Class I
12/31/23		7.95	0.24	3.09	3.33	—	—	11.28	41.89	5,635	58	0.42	0.42	2.64
12/31/22		12.10	0.22	(4.37)	(4.15)	—	—	7.95	(34.30)	3,972	67	0.41	0.41	2.42
12/31/21	(b)	10.00	0.14	1.96	2.10	—	—	12.10	21.00	6,046	56	0.42	0.42	1.82

(a)

On April 27, 2020, JNL/Mellon MSCI World Index Fund of JNL Variable Fund LLC was redomiciled into the JNL Series Trust. A fund was created within the JNL Series Trust to facilitate the acquisition of the fund with the same name from JNL Variable Fund LLC. Although the fund of JNL Variable Fund LLC was legally dissolved, it is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect the performance history of the acquired fund formerly in JNL Variable Fund LLC for periods prior to April 27, 2020.

(b)	The Fund commenced operations on April 26, 2021.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/Morningstar U.S. Sustainability Index Fund
Class A
12/31/23		17.37	0.18	4.32	4.50	—	—	21.87	25.91	301,052	28	0.71	0.71	0.94
12/31/22		21.71	0.15	(4.49)	(4.34)	—	—	17.37	(19.99)	218,915	68	0.73	0.73	0.84
12/31/21		16.62	0.12	4.97	5.09	—	—	21.71	30.63	320,580	24	0.76	0.76	0.61
12/31/20		13.79	0.13	2.70	2.83	—	—	16.62	20.52	145,944	13	0.76	0.76	0.93
12/31/19		10.55	0.13	3.11	3.24	—	—	13.79	30.71	65,912	12	0.75	0.75	1.07

Class I
12/31/23		17.64	0.26	4.40	4.66	—	—	22.30	26.42	14,363	28	0.36	0.41	1.29
12/31/22		21.97	0.22	(4.55)	(4.33)	—	—	17.64	(19.71)	9,841	68	0.38	0.43	1.21
12/31/21		16.76	0.19	5.02	5.21	—	—	21.97	31.09	11,279	24	0.41	0.46	0.97
12/31/20		13.86	0.18	2.72	2.90	—	—	16.76	20.92	4,880	13	0.41	0.46	1.21
12/31/19		10.56	0.18	3.12	3.30	—	—	13.86	31.25	424	12	0.40	0.45	1.42

JNL/Morningstar Wide Moat Index Fund
Class A
12/31/23		9.96	0.11	2.99	3.10	(0.08)	(0.49)	12.49	31.48	881,798	71	0.76	0.76	0.93
12/31/22		14.70	0.11	(2.09)	(1.98)	(0.17)	(2.59)	9.96	(13.80)	380,653	71	0.76	0.76	0.87
12/31/21		13.18	0.15	2.96	3.11	(0.19)	(1.40)	14.70	23.89	392,339	61	0.76	0.76	0.96
12/31/20		12.42	0.18	1.56	1.74	(0.15)	(0.83)	13.18	14.17	244,640	72	0.77	0.77	1.45
12/31/19		9.28	0.17	3.04	3.21	(0.07)	—	12.42	34.64	148,162	73	0.77	0.77	1.56

Class I
12/31/23		10.08	0.14	3.03	3.17	(0.10)	(0.49)	12.66	31.78	510,357	71	0.46	0.46	1.16
12/31/22		14.83	0.15	(2.11)	(1.96)	(0.20)	(2.59)	10.08	(13.52)	408,289	71	0.46	0.46	1.15
12/31/21		13.26	0.19	2.99	3.18	(0.21)	(1.40)	14.83	24.31	639,557	61	0.46	0.46	1.24
12/31/20		12.47	0.21	1.58	1.79	(0.17)	(0.83)	13.26	14.47	634,550	72	0.47	0.47	1.74
12/31/19		9.29	0.20	3.06	3.26	(0.08)	—	12.47	35.11	574,922	73	0.47	0.47	1.85

JNL/Neuberger Berman Commodity Strategy Fund
Class A
12/31/23		16.75	0.74	(1.70)	(0.96)	—	—	15.79	(5.73)	41,146	33	0.91	0.91	4.59
12/31/22		13.78	0.20	2.77	2.97	—	—	16.75	21.55	65,072	19	0.91	0.91	1.19
12/31/21		10.62	(0.11)	3.27	3.16	—	—	13.78	29.76	25,559	36	0.90	0.90	(0.86)
12/31/20		11.02	0.00	(0.40)	(0.40)	—	—	10.62	(3.63)	12,822	106	0.92	0.92	(0.05)
12/31/19	(a)	10.02	0.19	1.02	1.21	(0.21)	—	11.02	12.09	17,165	94	0.90	0.90	1.77

Class I
12/31/23		16.92	0.78	(1.71)	(0.93)	—	—	15.99	(5.50)	79,418	33	0.61	0.61	4.77
12/31/22		13.87	0.36	2.69	3.05	—	—	16.92	21.99	317,695	19	0.61	0.61	2.16
12/31/21		10.65	(0.06)	3.28	3.22	—	—	13.87	30.23	1	36	0.60	0.60	(0.46)
12/31/20		11.05	0.12	(0.52)	(0.40)	—	—	10.65	(3.62)	—	106	0.62	0.62	1.22
12/31/19	(a)	10.04	0.23	1.02	1.25	(0.24)	—	11.05	12.48	92,021	94	0.60	0.60	2.10

(a)	Consolidated Financial Statements.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL/Neuberger Berman Gold Plus Strategy Fund
Class A
12/31/23		9.29	0.38	0.83	1.21	—	—	10.50	13.02	30,926	62		1.20		1.20		3.85
12/31/22	(a)	10.00	0.08	(0.79)	(0.71)	—	—	9.29	(7.10)	16,599	5		1.19		1.19		1.25

Class I
12/31/23		9.32	0.42	0.82	1.24	—	—	10.56	13.30	1	62		0.83		0.83		4.20
12/31/22	(a)	10.00	0.10	(0.78)	(0.68)	—	—	9.32	(6.80)	1	5		0.79		0.79		1.52

JNL/Neuberger Berman Strategic Income Fund
Class A
12/31/23		11.04	0.54	0.54	1.08	—	—	12.12	9.78	618,751	68	(b)	0.94		0.94		4.76
12/31/22		12.38	0.39	(1.73)	(1.34)	—	—	11.04	(10.82)	562,041	55	(b)	0.94		0.94		3.42
12/31/21		12.06	0.31	0.01	0.32	—	—	12.38	2.65	705,176	68	(b)	0.93		0.93		2.53
12/31/20		11.27	0.31	0.48	0.79	—	—	12.06	7.01	638,226	116	(b)	0.94		0.94		2.76
12/31/19		10.58	0.34	0.65	0.99	(0.30)	—	11.27	9.35	670,622	95	(b)	0.94		0.94		3.03

Class I
12/31/23		11.23	0.59	0.55	1.14	—	—	12.37	10.15	79,998	68	(b)	0.64		0.64		5.06
12/31/22		12.56	0.43	(1.76)	(1.33)	—	—	11.23	(10.59)	83,256	55	(b)	0.64		0.64		3.69
12/31/21		12.19	0.35	0.02	0.37	—	—	12.56	3.04	166,937	68	(b)	0.63		0.63		2.84
12/31/20		11.36	0.35	0.48	0.83	—	—	12.19	7.31	169,051	116	(b)	0.64		0.64		3.07
12/31/19		10.67	0.36	0.66	1.02	(0.33)	—	11.36	9.60	220,007	95	(b)	0.64		0.64		3.19

JNL/Newton Equity Income Fund
Class A
12/31/23		25.95	0.40	2.29	2.69	—	—	28.64	10.37	1,738,567	84		0.88		0.88		1.50
12/31/22		25.00	0.37	0.58	0.95	—	—	25.95	3.80	1,715,044	76		0.90		0.90		1.48
12/31/21		18.83	0.28	5.89	6.17	—	—	25.00	32.77	547,497	96		0.91		0.91		1.21
12/31/20		18.38	0.26	0.19	0.45	—	—	18.83	2.45	207,104	80		0.90		0.90		1.64
12/31/19		14.29	0.29	3.80	4.09	—	—	18.38	28.62	235,788	58		0.91		0.91		1.77

Class I
12/31/23		26.33	0.49	2.32	2.81	—	—	29.14	10.67	162,330	84		0.58		0.58		1.80
12/31/22		25.29	0.53	0.51	1.04	—	—	26.33	4.11	157,541	76		0.60		0.60		2.08
12/31/21		18.99	0.36	5.94	6.30	—	—	25.29	33.18	10,008	96		0.61		0.61		1.53
12/31/20		18.48	0.33	0.18	0.51	—	—	18.99	2.76	3,084	80		0.60		0.60		1.98
12/31/19		14.33	0.35	3.80	4.15	—	—	18.48	28.96	289,241	58		0.61		0.61		2.08

JNL/PIMCO Income Fund
Class A
12/31/23		10.34	0.53	0.35	0.88	—	—	11.22	8.51	904,665	532		1.04	(c)	1.04	(c)	4.95
12/31/22		11.25	0.38	(1.29)	(0.91)	—	—	10.34	(8.09)	733,830	407		0.94	(c)	0.94	(c)	3.66
12/31/21		11.03	0.28	(0.06)	0.22	—	—	11.25	1.99	913,625	464		0.93		0.93		2.48
12/31/20		10.51	0.27	0.25	0.52	—	—	11.03	4.95	796,728	524		0.94	(c)	0.94	(c)	2.57
12/31/19		10.02	0.33	0.45	0.78	(0.29)	—	10.51	7.82	680,208	365		0.94	(c)	0.94	(c)	3.13

Class I
12/31/23		10.50	0.57	0.35	0.92	—	—	11.42	8.76	599,169	532		0.74	(c)	0.74	(c)	5.25
12/31/22		11.39	0.42	(1.31)	(0.89)	—	—	10.50	(7.81)	512,658	407		0.64	(c)	0.64	(c)	3.95
12/31/21		11.13	0.31	(0.05)	0.26	—	—	11.39	2.34	787,820	464		0.63		0.63		2.77
12/31/20		10.57	0.30	0.26	0.56	—	—	11.13	5.30	908,423	524		0.64	(c)	0.64	(c)	2.87
12/31/19		10.06	0.36	0.45	0.81	(0.30)	—	10.57	8.13	871,145	365		0.64	(c)	0.64	(c)	3.43

(a)	The Fund commenced operations on April 25, 2022.
(b)	Portfolio turnover including dollar roll transactions for JNL/Neuberger Berman Strategic Income Fund was 322%, 385% , 305%, 309% and 289% in 2019, 2020, 2021, 2022 and 2023 respectively.
(c)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/PIMCO Income Fund were as follows: Class A: December 31, 2023: 0.95%, 0.95% December 31, 2022: 0.94%, 0.94% December 31, 2020: 0.94%, 0.94% December 31, 2019: 0.94%, 0.94% Class I: December 31, 2023: 0.65%, 0.65% December 31, 2022: 0.64%, 0.64% December 31, 2020: 0.64%, 0.64% December 31, 2019: 0.64%, 0.64%

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL/PIMCO Investment Grade Credit Bond Fund
Class A
12/31/23	11.12	0.41	0.45	0.86	—	—	11.98	7.73	485,483	126	0.84	(a)	0.84	(a)	3.60
12/31/22	13.33	0.36	(2.57)	(2.21)	—	—	11.12	(16.58)	452,278	74	0.81	(a)	0.81	(a)	3.08
12/31/21	13.55	0.35	(0.57)	(0.22)	—	—	13.33	(1.62)	635,066	105	0.73	(a)	0.73	(a)	2.61
12/31/20	12.26	0.30	0.99	1.29	—	—	13.55	10.52	716,376	167	0.74	(a)	0.74	(a)	2.30
12/31/19	10.97	0.38	1.20	1.58	(0.29)	—	12.26	14.47	497,732	183	0.92	(a)	0.92	(a)	3.20

Class I
12/31/23	11.25	0.45	0.45	0.90	—	—	12.15	8.00	398,825	126	0.54	(a)	0.54	(a)	3.89
12/31/22	13.43	0.40	(2.58)	(2.18)	—	—	11.25	(16.23)	479,106	74	0.51	(a)	0.51	(a)	3.37
12/31/21	13.62	0.39	(0.58)	(0.19)	—	—	13.43	(1.40)	1,001,193	105	0.43	(a)	0.43	(a)	2.91
12/31/20	12.28	0.33	1.01	1.34	—	—	13.62	10.91	1,165,502	167	0.44	(a)	0.44	(a)	2.58
12/31/19	10.98	0.41	1.21	1.62	(0.32)	—	12.28	14.75	613,139	183	0.62	(a)	0.62	(a)	3.44

JNL/PIMCO Real Return Fund
Class A
12/31/23	10.85	0.41	0.02	0.43	—	—	11.28	3.96	1,043,415	141	1.06	(b)	1.06	(b)	3.69
12/31/22	12.30	0.65	(2.10)	(1.45)	—	—	10.85	(11.79)	1,172,015	39	0.95	(b)	0.95	(b)	5.68
12/31/21	11.67	0.37	0.26	0.63	—	—	12.30	5.40	1,449,465	49	0.81	(b)	0.81	(b)	3.09
12/31/20	10.47	0.08	1.12	1.20	—	—	11.67	11.46	1,238,237	179	0.95	(b)	0.95	(b)	0.75
12/31/19	9.66	0.12	0.69	0.81	—	—	10.47	8.39	1,023,793	225	1.67	(b)	1.67	(b)	1.21

Class I
12/31/23	11.10	0.45	0.02	0.47	—	—	11.57	4.23	360,623	141	0.76	(b)	0.76	(b)	4.00
12/31/22	12.55	0.70	(2.15)	(1.45)	—	—	11.10	(11.55)	364,464	39	0.65	(b)	0.65	(b)	5.99
12/31/21	11.86	0.43	0.26	0.69	—	—	12.55	5.82	467,665	49	0.51	(b)	0.51	(b)	3.56
12/31/20	10.61	0.12	1.13	1.25	—	—	11.86	11.78	347,527	179	0.65	(b)	0.65	(b)	1.05
12/31/19	9.76	0.16	0.69	0.85	—	—	10.61	8.71	359,304	225	1.37	(b)	1.37	(b)	1.55

JNL/PPM America Floating Rate Income Fund
Class A
12/31/23	10.87	1.05	0.38	1.43	—	—	12.30	13.16	1,196,582	53	0.86		0.93		9.09
12/31/22	11.40	0.58	(1.11)	(0.53)	—	—	10.87	(4.65)	1,196,910	68	0.89		0.93		5.27
12/31/21	10.99	0.39	0.02	0.41	—	—	11.40	3.73	1,197,306	106	0.93		0.93		3.51
12/31/20	10.94	0.35	(0.30)	0.05	—	—	10.99	0.46	1,068,399	27	0.93		0.93		3.33
12/31/19	10.11	0.48	0.35	0.83	—	—	10.94	8.21	1,406,085	36	0.92		0.92		4.48

Class I
12/31/23	11.02	1.10	0.39	1.49	—	—	12.51	13.52	17,181	53	0.56		0.63		9.37
12/31/22	11.52	0.62	(1.12)	(0.50)	—	—	11.02	(4.34)	19,194	68	0.59		0.63		5.54
12/31/21	11.07	0.44	0.01	0.45	—	—	11.52	4.06	10,903	106	0.63		0.63		3.86
12/31/20	10.99	0.42	(0.34)	0.08	—	—	11.07	0.73	5,457	27	0.63		0.63		3.98
12/31/19	10.12	0.51	0.36	0.87	—	—	10.99	8.60	30,209	36	0.62		0.62		4.77

(a)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/PIMCO Investment Grade Credit Bond Fund were as follows: Class A: December 31, 2023: 0.76%, 0.76% December 31, 2022: 0.74%, 0.74% December 31, 2021: 0.73%, 0.73% December 31, 2020: 0.74%, 0.74% December 31, 2019: 0.74%, 0.74% Class I: December 31, 2023: 0.46%, 0.46% December 31, 2022: 0.44%, 0.44% December 31, 2021: 0.43%, 0.43% December 31, 2020: 0.44%, 0.44% December 31, 2019: 0.46%, 0.46%

(b)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/PIMCO Real Return Fund were as follows: Class A: December 31, 2023: 0.79%, 0.79% December 31, 2022: 0.79%, 0.79% December 31, 2021: 0.79%, 0.79% December 31, 2020: 0.79%, 0.79% December 31, 2019: 0.81%, 0.81% Class I: December 31, 2023: 0.49%, 0.49% December 31, 2022: 0.49%, 0.49% December 31, 2021: 0.49%, 0.49% December 31, 2020: 0.49%, 0.49% December 31, 2019: 0.51%, 0.51%

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/PPM America High Yield Bond Fund
Class A
12/31/23		13.64	0.98	0.77	1.75	—	—	15.39	12.83		1,203,837	58		0.75	0.75	6.84
12/31/22		15.45	0.80	(2.61)	(1.81)	—	—	13.64	(11.72)		1,155,672	49		0.74	0.74	5.65
12/31/21		14.61	0.75	0.09	0.84	—	—	15.45	5.75		1,537,895	62		0.74	0.74	4.95
12/31/20		13.90	0.70	0.01	0.71	—	—	14.61	5.11	(a)	1,412,152	77		0.74	0.74	5.18
12/31/19		12.13	0.69	1.08	1.77	—	—	13.90	14.59		1,585,066	75		0.74	0.74	5.23

Class I
12/31/23		16.18	1.21	0.92	2.13	—	—	18.31	13.16		206,168	58		0.45	0.45	7.12
12/31/22		18.27	0.99	(3.08)	(2.09)	—	—	16.18	(11.44)		231,880	49		0.44	0.44	5.89
12/31/21		17.22	0.93	0.12	1.05	—	—	18.27	6.10		411,167	62		0.44	0.44	5.26
12/31/20		16.33	0.87	0.02	0.89	—	—	17.22	5.45	(a)	491,339	77		0.44	0.44	5.48
12/31/19		14.21	0.86	1.26	2.12	—	—	16.33	14.92		504,753	75		0.44	0.44	5.53

JNL/PPM America Total Return Fund
Class A
12/31/23		11.84	0.43	0.36	0.79	—	—	12.63	6.67		588,245	93	(b)	0.79	0.79	3.59
12/31/22		13.78	0.28	(2.22)	(1.94)	—	—	11.84	(14.08)		544,995	75	(b)	0.78	0.78	2.28
12/31/21		13.94	0.21	(0.37)	(0.16)	—	—	13.78	(1.15)		784,767	105	(b)	0.78	0.78	1.55
12/31/20		12.69	0.26	0.99	1.25	—	—	13.94	9.85		821,727	80	(b)	0.78	0.78	1.90
12/31/19		11.53	0.31	0.85	1.16	—	—	12.69	10.06		456,735	95	(b)	0.80	0.80	2.54

Class I
12/31/23		11.96	0.48	0.35	0.83	—	—	12.79	6.94		1,081,782	93	(b)	0.49	0.49	3.92
12/31/22		13.87	0.32	(2.23)	(1.91)	—	—	11.96	(13.77)		768,233	75	(b)	0.48	0.48	2.58
12/31/21		13.99	0.26	(0.38)	(0.12)	—	—	13.87	(0.86)		1,177,823	105	(b)	0.48	0.48	1.85
12/31/20		12.69	0.30	1.00	1.30	—	—	13.99	10.24		1,176,797	80	(b)	0.48	0.48	2.22
12/31/19		11.50	0.35	0.84	1.19	—	—	12.69	10.35		933,513	95	(b)	0.50	0.50	2.86

JNL/RAFI Fundamental U.S. Small Cap Fund(c)
Class A
12/31/23		7.48	0.09	1.20	1.29	—	—	8.77	17.25		422,736	21		0.67	0.67	1.12
12/31/22		8.70	0.09	(1.31)	(1.22)	—	—	7.48	(14.02)		404,209	21		0.67	0.67	1.10
12/31/21		6.68	0.06	1.96	2.02	—	—	8.70	30.24		534,346	40		0.67	0.67	0.75
12/31/20		6.15	0.06	0.47	0.53	—	—	6.68	8.62		411,422	26		0.67	0.67	1.10
12/31/19	(d)	5.57	0.09	0.67	0.76	(0.08)	(0.10)	6.15	13.61		422,668	182		0.67	0.67	1.55

Class I
12/31/23		7.37	0.11	1.19	1.30	—	—	8.67	17.64		5,389	21		0.32	0.37	1.47
12/31/22		8.54	0.11	(1.28)	(1.17)	—	—	7.37	(13.70)		5,188	21		0.32	0.37	1.45
12/31/21		6.53	0.09	1.92	2.01	—	—	8.54	30.78		7,080	40		0.32	0.37	1.11
12/31/20		5.99	0.08	0.46	0.54	—	—	6.53	9.02		2,690	26		0.32	0.37	1.50
12/31/19	(d)	5.43	0.11	0.65	0.76	(0.10)	(0.10)	5.99	14.03		1,604	182		0.32	0.37	1.87

(a)

Total return for the Fund includes class action settlement proceeds. The return for Class A and Class I, respectively, without the class action settlement proceeds was as follows: JNL/PPM America High Yield Bond Fund: 5.04% and 5.39%

(b)	Portfolio turnover including dollar roll transactions for JNL/PPM America Total Return Fund was 97%, 118%, 146%, 97% and 122% in 2019, 2020, 2021, 2022 and 2023 respectively.
(c)

On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund completed the acquisition of JNL/Mellon Capital S&P SMid 60 Fund, which is a series in JNL Variable Fund LLC. JNL/Mellon Capital S&P SMid 60 Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect activity of the fund formerly in JNL Variable Fund LLC for periods prior to June 24, 2019.

(d)	The Fund commenced operations on June 24, 2019.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/RAFI Multi-Factor U.S. Equity Fund(a)
Class A
12/31/23		18.24	0.32	1.88	2.20	—	—	20.44	12.06	2,118,805	33	0.67	0.67	1.72
12/31/22		19.83	0.30	(1.89)	(1.59)	—	—	18.24	(8.02)	2,174,350	33	0.67	0.67	1.63
12/31/21		15.69	0.21	3.93	4.14	—	—	19.83	26.39	2,725,657	36	0.67	0.67	1.18
12/31/20		14.27	0.21	1.21	1.42	—	—	15.69	9.95	2,556,362	40	0.67	0.67	1.60
12/31/19	(b)	13.75	0.28	2.21	2.49	(0.39)	(1.58)	14.27	19.54	2,773,817	153	0.65	0.65	2.03

Class I
12/31/23		18.44	0.38	1.91	2.29	—	—	20.73	12.42	22,517	33	0.37	0.37	2.02
12/31/22		19.99	0.36	(1.91)	(1.55)	—	—	18.44	(7.75)	21,945	33	0.37	0.37	1.94
12/31/21		15.77	0.27	3.95	4.22	—	—	19.99	26.76	25,867	36	0.37	0.37	1.49
12/31/20		14.30	0.26	1.21	1.47	—	—	15.77	10.28	17,528	40	0.37	0.37	1.90
12/31/19	(b)	13.80	0.37	2.15	2.52	(0.44)	(1.58)	14.30	19.76	18,114	153	0.34	0.34	2.55

JNL/T. Rowe Price Balanced Fund(c)
Class A
12/31/23		14.15	0.28	2.18	2.46	—	—	16.61	17.39	514,090	64	0.98	0.99	1.80
12/31/22		17.18	0.22	(3.25)	(3.03)	—	—	14.15	(17.64)	442,413	151	1.00	1.00	1.45
12/31/21		15.24	0.14	1.80	1.94	—	—	17.18	12.73	566,873	156	1.00	1.00	0.87
12/31/20		13.61	0.15	1.48	1.63	—	—	15.24	11.98	501,928	126	1.01	1.01	1.13
12/31/19		11.06	0.20	2.35	2.55	—	—	13.61	23.06	507,773	82	1.00	1.00	1.61

Class I
12/31/23		14.36	0.33	2.22	2.55	—	—	16.91	17.76	4,188	64	0.68	0.69	2.11
12/31/22		17.39	0.26	(3.29)	(3.03)	—	—	14.36	(17.42)	3,278	151	0.70	0.70	1.76
12/31/21		15.38	0.19	1.82	2.01	—	—	17.39	13.07	2,398	156	0.70	0.70	1.15
12/31/20		13.70	0.18	1.50	1.68	—	—	15.38	12.26	668	126	0.71	0.71	1.26
12/31/19		11.10	0.23	2.37	2.60	—	—	13.70	23.42	2	82	0.70	0.70	1.86

JNL/T. Rowe Price Capital Appreciation Fund
Class A
12/31/23		21.00	0.49	3.38	3.87	—	—	24.87	18.43	12,688,769	69	0.95	0.96	2.14
12/31/22		23.85	0.25	(3.10)	(2.85)	—	—	21.00	(11.95)	10,288,548	85	0.96	0.96	1.18
12/31/21		20.23	0.13	3.49	3.62	—	—	23.85	17.89	11,340,946	51	0.96	0.96	0.56
12/31/20		17.22	0.15	2.86	3.01	—	—	20.23	17.48	8,392,371	86	0.97	0.97	0.83
12/31/19		13.88	0.20	3.14	3.34	—	—	17.22	24.06	5,779,034	50	0.98	0.98	1.23

Class I
12/31/23		21.30	0.57	3.43	4.00	—	—	25.30	18.78	665,335	69	0.65	0.66	2.44
12/31/22		24.11	0.32	(3.13)	(2.81)	—	—	21.30	(11.65)	595,286	85	0.66	0.66	1.47
12/31/21		20.40	0.19	3.52	3.71	—	—	24.11	18.19	682,938	51	0.66	0.66	0.87
12/31/20		17.31	0.20	2.89	3.09	—	—	20.40	17.85	623,162	86	0.67	0.67	1.13
12/31/19		13.91	0.25	3.15	3.40	—	—	17.31	24.44	423,633	50	0.68	0.68	1.54

(a)

On June 24, 2019, JNL/RAFI Multi-Factor U.S. Equity Fund completed the acquisition of JNL/Mellon Capital JNL 5 Fund, which is a series in JNL Variable Fund LLC. JNL/Mellon Capital JNL 5 Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflect activity of the fund formerly in JNL Variable Fund LLC for periods prior to June 24, 2019.

(b)	The Fund commenced operations on June 24, 2019.
(c)	Prior to June 24, 2019, the fund held affiliated funds selected by the Adviser and was considered a "Fund of Funds".

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)		Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/T. Rowe Price Established Growth Fund
Class A
12/31/23	47.82	(0.18)	23.15	22.97	—	—	70.79	48.03		8,171,284	32	0.83	0.83	(0.30)
12/31/22	78.17	(0.23)	(30.12)	(30.35)	—	—	47.82	(38.83)		5,962,625	28	0.83	0.83	(0.40)
12/31/21	68.31	(0.37)	10.23	9.86	—	—	78.17	14.43		10,597,738	29	0.83	0.83	(0.49)
12/31/20	49.83	(0.19)	18.67	18.48	—	—	68.31	37.09	(a)	9,439,629	35	0.83	0.83	(0.35)
12/31/19	38.00	(0.02)	11.85	11.83	—	—	49.83	31.13		7,460,334	25	0.83	0.83	(0.05)

Class I
12/31/23	50.08	0.00	24.27	24.27	—	—	74.35	48.46		1,310,492	32	0.53	0.53	0.01
12/31/22	81.61	(0.07)	(31.46)	(31.53)	—	—	50.08	(38.63)		1,259,656	28	0.53	0.53	(0.11)
12/31/21	71.10	(0.15)	10.66	10.51	—	—	81.61	14.78		2,717,304	29	0.53	0.53	(0.19)
12/31/20	51.71	(0.02)	19.41	19.39	—	—	71.10	37.50	(a)	2,908,301	35	0.53	0.53	(0.04)
12/31/19	39.31	0.12	12.28	12.40	—	—	51.71	31.54		2,720,614	25	0.53	0.53	0.25

JNL/T. Rowe Price Mid-Cap Growth Fund
Class A
12/31/23	60.98	(0.09)	12.26	12.17	—	—	73.15	19.96		5,154,807	22	0.98	0.98	(0.13)
12/31/22	78.25	(0.20)	(17.07)	(17.27)	—	—	60.98	(22.07)		4,655,799	22	0.97	0.98	(0.31)
12/31/21	69.30	(0.37)	9.32	8.95	—	—	78.25	12.91		6,664,276	19	0.98	0.98	(0.49)
12/31/20	56.09	(0.18)	13.39	13.21	—	—	69.30	23.55		6,403,871	23	0.99	0.99	(0.32)
12/31/19	42.66	(0.01)	13.44	13.43	—	—	56.09	31.48		5,926,942	22	0.99	0.99	(0.02)

Class I
12/31/23	64.77	0.12	13.04	13.16	—	—	77.93	20.32		261,383	22	0.68	0.68	0.17
12/31/22	82.86	(0.01)	(18.08)	(18.09)	—	—	64.77	(21.83)		235,328	22	0.67	0.68	(0.01)
12/31/21	73.17	(0.15)	9.84	9.69	—	—	82.86	13.24		329,433	19	0.68	0.68	(0.19)
12/31/20	59.04	0.00	14.13	14.13	—	—	73.17	23.93		284,182	23	0.69	0.69	0.00
12/31/19	44.78	0.15	14.11	14.26	—	—	59.04	31.84		445,624	22	0.69	0.69	0.28

JNL/T. Rowe Price Short-Term Bond Fund
Class A
12/31/23	10.04	0.32	0.17	0.49	—	—	10.53	4.88		1,162,682	70	0.71	0.71	3.15
12/31/22	10.53	0.17	(0.66)	(0.49)	—	—	10.04	(4.65)		1,292,391	94	0.71	0.71	1.72
12/31/21	10.57	0.11	(0.15)	(0.04)	—	—	10.53	(0.38)		1,369,640	77	0.71	0.71	1.00
12/31/20	10.17	0.17	0.23	0.40	—	—	10.57	3.93		1,489,869	61	0.71	0.71	1.68
12/31/19	9.77	0.22	0.18	0.40	—	—	10.17	4.09		1,160,563	71	0.71	0.71	2.22

Class I
12/31/23	10.27	0.34	0.18	0.52	—	—	10.79	5.06		35,545	70	0.41	0.41	3.30
12/31/22	10.73	0.22	(0.68)	(0.46)	—	—	10.27	(4.29)		468,649	94	0.41	0.41	2.16
12/31/21	10.74	0.14	(0.15)	(0.01)	—	—	10.73	(0.09)		300,785	77	0.41	0.41	1.30
12/31/20	10.30	0.21	0.23	0.44	—	—	10.74	4.27		291,484	61	0.41	0.41	1.97
12/31/19	9.87	0.25	0.18	0.43	—	—	10.30	4.36		256,869	71	0.41	0.41	2.53

(a)

Total return for the Fund includes class action settlement proceeds. The return for Class A and Class I, respectively, without the class action settlement proceeds was as follows: JNL/T. Rowe Price Established Growth Fund: 37.05% and 37.46%

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/T. Rowe Price U.S. High Yield Fund
Class A
12/31/23		10.18	0.80	0.59	1.39	—	—	11.57	13.65	189,014	54	0.93	0.93	7.40
12/31/22		11.95	0.67	(2.44)	(1.77)	—	—	10.18	(14.81)	141,134	51	0.94	0.96	6.31
12/31/21		11.40	0.60	(0.05)	0.55	—	—	11.95	4.82	163,555	95	0.97	0.97	5.15
12/31/20		11.02	0.55	(0.17)	0.38	—	—	11.40	3.45	147,993	211	0.98	0.98	5.18
12/31/19		10.00	0.49	0.53	1.02	—	—	11.02	10.20	136,103	87	1.00	1.00	4.59

Class I
12/31/23		10.21	0.83	0.60	1.43	—	—	11.64	14.01	211,304	54	0.63	0.64	7.69
12/31/22		11.95	0.71	(2.45)	(1.74)	—	—	10.21	(14.56)	381,917	51	0.64	0.66	6.56
12/31/21		11.37	0.64	(0.06)	0.58	—	—	11.95	5.10	549,450	95	0.67	0.67	5.45
12/31/20		10.95	0.60	(0.18)	0.42	—	—	11.37	3.84	540,203	211	0.68	0.68	5.64
12/31/19		9.91	0.52	0.52	1.04	—	—	10.95	10.49	396,312	87	0.70	0.70	4.94

JNL/T. Rowe Price Value Fund
Class A
12/31/23		21.92	0.29	2.32	2.61	—	—	24.53	11.91	2,985,641	60	0.87	0.87	1.28
12/31/22		24.77	0.25	(3.10)	(2.85)	—	—	21.92	(11.51)	3,003,508	190	0.86	0.86	1.11
12/31/21		19.12	0.13	5.52	5.65	—	—	24.77	29.55	3,453,316	104	0.86	0.86	0.56
12/31/20		17.34	0.19	1.59	1.78	—	—	19.12	10.27	2,315,487	114	0.87	0.87	1.20
12/31/19		13.75	0.22	3.37	3.59	—	—	17.34	26.11	2,148,534	133	0.87	0.88	1.40

Class I
12/31/23		23.23	0.38	2.47	2.85	—	—	26.08	12.27	1,536,298	60	0.57	0.57	1.58
12/31/22		26.18	0.33	(3.28)	(2.95)	—	—	23.23	(11.27)	1,469,019	190	0.56	0.56	1.37
12/31/21		20.15	0.20	5.83	6.03	—	—	26.18	29.93	2,391,289	104	0.56	0.56	0.86
12/31/20		18.22	0.25	1.68	1.93	—	—	20.15	10.59	2,306,944	114	0.57	0.57	1.50
12/31/19		14.40	0.28	3.54	3.82	—	—	18.22	26.53	2,424,541	133	0.57	0.58	1.70

JNL/WCM China Quality Growth Fund
Class A
12/31/23		10.41	0.05	(1.92)	(1.87)	—	—	8.54	(17.96)	5,242	90	1.35	1.35	0.56
12/31/22	(a)	10.00	0.02	0.39	0.41	—	—	10.41	4.10	5,735	28	1.32	1.32	0.32

Class I
12/31/23		10.42	0.09	(1.93)	(1.84)	—	—	8.58	(17.66)	1	90	1.04	1.04	0.92
12/31/22	(a)	10.00	0.04	0.38	0.42	—	—	10.42	4.20	1	28	1.05	1.05	0.53

JNL/WCM Focused International Equity Fund
Class A
12/31/23		13.77	0.00	2.16	2.16	—	(2.16)	13.77	16.46	688,564	32	1.12	1.12	0.00
12/31/22		23.45	(0.04)	(6.60)	(6.64)	—	(3.04)	13.77	(28.69)	536,968	28	1.12	1.12	(0.21)
12/31/21		21.69	(0.12)	3.80	3.68	—	(1.92)	23.45	17.08	659,219	22	1.11	1.11	(0.52)
12/31/20		16.79	(0.05)	5.41	5.36	(0.05)	(0.41)	21.69	32.01	415,047	32	1.12	1.12	(0.30)
12/31/19		12.94	0.01	4.52	4.53	(0.08)	(0.60)	16.79	35.48	252,340	24	1.12	1.12	0.09

Class I
12/31/23		13.93	0.05	2.19	2.24	—	(2.16)	14.01	16.85	841,113	32	0.82	0.82	0.31
12/31/22		23.61	0.02	(6.66)	(6.64)	—	(3.04)	13.93	(28.50)	801,996	28	0.82	0.82	0.10
12/31/21		21.76	(0.05)	3.82	3.77	—	(1.92)	23.61	17.44	1,770,361	22	0.81	0.81	(0.21)
12/31/20		16.81	0.00	5.43	5.43	(0.07)	(0.41)	21.76	32.41	1,762,135	32	0.82	0.82	0.03
12/31/19		12.93	0.08	4.49	4.57	(0.09)	(0.60)	16.81	35.82	1,483,682	24	0.82	0.82	0.49

(a)	The Fund commenced operations on April 25, 2022.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL/Westchester Capital Event Driven Fund
Class A
12/31/23	11.76	0.17	0.59	0.76	—	—	12.52	6.46	58,792	297	1.84	(a)	1.84	(a)	1.45
12/31/22	12.16	0.13	(0.53)	(0.40)	—	—	11.76	(3.29)	61,635	213	1.57	(a)	1.57	(a)	1.09
12/31/21	11.81	(0.02)	0.37	0.35	—	—	12.16	2.96	55,020	315	1.64	(a)	1.64	(a)	(0.19)
12/31/20	11.11	0.37	0.33	0.70	—	—	11.81	6.30	40,814	426	1.64	(a)	1.64	(a)	3.44
12/31/19	9.94	0.09	1.08	1.17	—	—	11.11	11.77	49,018	286	1.84	(a)	1.84	(a)	0.84

Class I
12/31/23	11.82	0.21	0.59	0.80	—	—	12.62	6.77	21,067	297	1.54	(a)	1.54	(a)	1.74
12/31/22	12.19	0.16	(0.53)	(0.37)	—	—	11.82	(3.04)	70,025	213	1.27	(a)	1.27	(a)	1.34
12/31/21	11.80	0.01	0.38	0.39	—	—	12.19	3.31	75,117	315	1.34	(a)	1.34	(a)	0.10
12/31/20	11.07	0.24	0.49	0.73	—	—	11.80	6.59	75,532	426	1.29	(a)	1.29	(a)	2.32
12/31/19	9.87	0.12	1.08	1.20	—	—	11.07	12.16	259,327	286	1.52	(a)	1.52	(a)	1.10

JNL/Western Asset Global Multi-Sector Bond Fund
Class A
12/31/23	7.09	0.38	0.23	0.61	—	—	7.70	8.60	382,055	21	0.98		0.99		5.26
12/31/22	7.52	0.29	(0.72)	(0.43)	—	—	7.09	(5.72)	403,442	84	1.01		1.01		4.08
12/31/21	7.86	0.56	(0.90)	(0.34)	—	—	7.52	(4.33)	499,101	36	1.07		1.07		7.27
12/31/20	9.86	0.34	(1.01)	(0.67)	(1.33)	—	7.86	(6.70)	545,200	50	1.06		1.06		3.74
12/31/19	10.80	0.60	(0.50)	0.10	(1.04)	—	9.86	1.05	621,702	45	1.02		1.02		5.59

Class I
12/31/23	7.21	0.41	0.24	0.65	—	—	7.86	9.02	4,449	21	0.68		0.69		5.57
12/31/22	7.63	0.32	(0.74)	(0.42)	—	—	7.21	(5.50)	4,087	84	0.71		0.71		4.43
12/31/21	7.95	0.54	(0.86)	(0.32)	—	—	7.63	(4.03)	3,861	36	0.77		0.77		6.92
12/31/20	9.96	0.39	(1.04)	(0.65)	(1.36)	—	7.95	(6.40)	55,503	50	0.76		0.76		4.08
12/31/19	10.90	0.64	(0.50)	0.14	(1.08)	—	9.96	1.39	478,822	45	0.72		0.72		5.86

JNL/William Blair International Leaders Fund
Class A
12/31/23	9.77	0.05	1.21	1.26	—	—	11.03	12.90	619,343	44	0.97		0.97		0.51
12/31/22	15.69	0.07	(3.95)	(3.88)	(0.22)	(1.82)	9.77	(25.10)	612,250	144	0.97		0.97		0.53
12/31/21	15.25	0.08	0.86	0.94	(0.19)	(0.31)	15.69	6.20	893,543	38	0.98		0.98		0.53
12/31/20	13.90	0.08	1.82	1.90	(0.30)	(0.25)	15.25	13.78	907,695	57	0.98		0.98		0.58
12/31/19	11.71	0.20	3.04	3.24	(0.24)	(0.81)	13.90	28.14	923,887	25	0.98		0.98		1.47

Class I
12/31/23	10.52	0.09	1.30	1.39	(0.01)	—	11.90	13.26	205,086	44	0.67		0.67		0.80
12/31/22	16.70	0.11	(4.20)	(4.09)	(0.27)	(1.82)	10.52	(24.82)	194,427	144	0.67		0.67		0.82
12/31/21	16.20	0.14	0.90	1.04	(0.23)	(0.31)	16.70	6.48	269,901	38	0.68		0.68		0.81
12/31/20	14.73	0.12	1.94	2.06	(0.34)	(0.25)	16.20	14.15	274,534	57	0.68		0.68		0.85
12/31/19	12.36	0.25	3.22	3.47	(0.29)	(0.81)	14.73	28.52	186,531	25	0.68		0.68		1.77

(a)

The total and net expense ratios, respectively, to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for JNL/Westchester Capital Event Driven Fund were as follows: Class A: December 31, 2023: 1.46%, 1.46% December 31, 2022: 1.46%, 1.46% December 31, 2021: 1.46%, 1.46% December 31, 2020: 1.46%, 1.46% December 31, 2019: 1.46%, 1.46% Class I: December 31, 2023: 1.16%, 1.16% December 31, 2022: 1.16%, 1.16% December 31, 2021: 1.16%, 1.16% December 31, 2020: 1.16%, 1.16% December 31, 2019: 1.16%, 1.16%

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)		Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/WMC Balanced Fund
Class A
12/31/23	29.36	0.58	3.26	3.84	—	—	33.20	13.08	8,893,103	96		0.71	0.71	1.88
12/31/22	34.12	0.38	(5.14)	(4.76)	—	—	29.36	(13.95)	8,491,226	144		0.71	0.71	1.27
12/31/21	28.75	0.30	5.07	5.37	—	—	34.12	18.68	10,525,994	69	(a)	0.71	0.71	0.94
12/31/20	26.54	0.40	1.81	2.21	—	—	28.75	8.33	9,149,544	81	(a)	0.72	0.72	1.53
12/31/19	21.85	0.50	4.19	4.69	—	—	26.54	21.46	8,888,357	42	(a)	0.72	0.72	2.03

Class I
12/31/23	30.70	0.70	3.42	4.12	—	—	34.82	13.42	80,652	96		0.41	0.41	2.18
12/31/22	35.57	0.50	(5.37)	(4.87)	—	—	30.70	(13.69)	71,144	144		0.41	0.41	1.57
12/31/21	29.88	0.40	5.29	5.69	—	—	35.57	19.04	81,138	69	(a)	0.41	0.41	1.22
12/31/20	27.50	0.48	1.90	2.38	—	—	29.88	8.65	52,145	81	(a)	0.42	0.42	1.79
12/31/19	22.57	0.59	4.34	4.93	—	—	27.50	21.84	36,746	42	(a)	0.42	0.42	2.32

JNL/WMC Equity Income Fund(b)
Class A
12/31/23	16.00	0.36	0.70	1.06	—	—	17.06	6.63	720,550	47		0.88	0.88	2.24
12/31/22	15.92	0.33	(0.25)	0.08	—	—	16.00	0.50	825,844	40		0.89	0.89	2.14
12/31/21	12.67	0.44	2.81	3.25	—	—	15.92	25.65	660,717	50		0.80	0.90	3.01
12/31/20	12.35	0.21	0.11	0.32	—	—	12.67	2.59	546,210	40		0.59	0.93	1.88
12/31/19	9.98	0.19	2.18	2.37	—	—	12.35	23.75	359,069	33		0.58	0.94	1.70

Class I
12/31/23	16.27	0.41	0.73	1.14	—	—	17.41	7.01	475,258	47		0.58	0.58	2.54
12/31/22	16.14	0.40	(0.27)	0.13	—	—	16.27	0.81	450,875	40		0.59	0.59	2.55
12/31/21	12.81	0.48	2.85	3.33	—	—	16.14	26.00	20,846	50		0.50	0.60	3.25
12/31/20	12.44	0.26	0.11	0.37	—	—	12.81	2.97	16,185	40		0.29	0.63	2.28
12/31/19	10.03	0.19	2.22	2.41	—	—	12.44	24.03	9,821	33		0.28	0.64	1.67

JNL/WMC Global Real Estate Fund
Class A
12/31/23	8.77	0.20	0.63	0.83	—	—	9.60	9.46	667,767	127		1.03	1.03	2.20
12/31/22	12.11	0.18	(3.52)	(3.34)	—	—	8.77	(27.58)	670,073	103		1.03	1.03	1.77
12/31/21	9.56	0.11	2.44	2.55	—	—	12.11	26.67	1,019,522	147		1.04	1.04	0.97
12/31/20	10.88	0.17	(1.49)	(1.32)	—	—	9.56	(12.13)	900,492	150		1.05	1.05	1.82
12/31/19	8.88	0.22	1.78	2.00	—	—	10.88	22.52	1,192,796	52		1.05	1.05	2.11

Class I
12/31/23	9.02	0.23	0.66	0.89	—	—	9.91	9.87	4,956	127		0.73	0.73	2.51
12/31/22	12.42	0.22	(3.62)	(3.40)	—	—	9.02	(27.38)	4,425	103		0.73	0.73	2.13
12/31/21	9.77	0.14	2.51	2.65	—	—	12.42	27.12	5,383	147		0.74	0.74	1.28
12/31/20	11.09	0.12	(1.44)	(1.32)	—	—	9.77	(11.90)	3,424	150		0.75	0.75	1.26
12/31/19	9.02	0.23	1.84	2.07	—	—	11.09	22.95	35,743	52		0.75	0.75	2.24

(a)	Portfolio turnover including dollar roll transactions for JNL/WMC Balanced Fund was 55%, 108%, and 137% in 2019, 2020 and 2021 respectively.
(b)

Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and underlying funds' expenses. The net expense to average net assets ratio, the total expense to average net assets ratio, and the net investment income (loss) to average net assets ratio, respectively, for both the Master and Feeder Fund are as follows (annualized for periods less than one year): JNL/WMC Equity Income Fund - Class A: December 31, 2021: 0.89%, 0.99%, 2.92%; December 31, 2020: 0.89%, 1.23%, 1.58%; December 31, 2019: 0.88%, 1.24%, 1.40%. JNL/WMC Equity Income Fund - Class I: December 31, 2021: 0.59%, 0.69%, 3.16%; December 31, 2020: 0.59%, 0.93%, 1.98%; December 31, 2019: 0.58%, 0.94%, 1.37%.

See accompanying Notes to Financial Statements.

JNL Series Trust

Financial Highlights

For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from					Supplemental data				Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)		Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNL/WMC Government Money Market Fund
Class A
12/31/23	1.00	0.04	0.00	0.04	(0.04)		—	1.00	4.39	2,719,319	N/A	0.72	(a)	0.56	4.29	(b)
12/31/22	1.00	0.01	(0.01)	0.00	—		—	1.00	0.92	3,038,903	N/A	0.77	(a)	0.56	1.00	(b)
12/31/21	1.00	0.00	0.00	0.00	—		—	1.00	0.00	2,061,601	N/A	0.07		0.56	0.00	(b)
12/31/20	1.00	0.00	0.00	0.00	(0.00)	(c)	—	1.00	0.21	2,389,749	N/A	0.24		0.56	0.13	(b)
12/31/19	1.00	0.02	0.00	0.02	(0.02)		—	1.00	1.54	1,261,526	N/A	0.72	(a)	0.57	1.53	(b)

Class I
12/31/23	1.00	0.05	0.00	0.05	(0.05)		—	1.00	4.86	190,232	N/A	0.26		0.26	4.68
12/31/22	1.00	0.02	(0.02)	0.00	—		—	1.00	1.27	327,084	N/A	0.37	(a)	0.26	2.35	(b)
12/31/21	1.00	0.00	0.00	0.00	(0.00)	(c)	—	1.00	0.04	35,773	N/A	0.07		0.26	0.00	(b)
12/31/20	1.00	0.00	0.00	0.00	(0.00)	(c)	—	1.00	0.31	44,262	N/A	0.20		0.26	0.15	(b)
12/31/19	1.00	0.02	0.00	0.02	(0.02)		—	1.00	2.00	15,034	N/A	0.27		0.27	1.97	(b)

JNL/WMC Value Fund
Class A
12/31/23	29.11	0.52	2.16	2.68	—		—	31.79	9.21	752,412	27	0.78		0.78	1.75
12/31/22	30.59	0.44	(1.92)	(1.48)	—		—	29.11	(4.84)	837,010	36	0.78		0.78	1.50
12/31/21	24.09	0.37	6.13	6.50	—		—	30.59	26.98	874,473	29	0.78		0.78	1.32
12/31/20	23.73	0.38	(0.02)	0.36	—		—	24.09	1.52	742,657	47	0.78		0.78	1.77
12/31/19	18.61	0.38	4.74	5.12	—		—	23.73	27.51	822,715	49	0.78		0.78	1.75

Class I
12/31/23	30.34	0.63	2.27	2.90	—		—	33.24	9.56	647,008	27	0.48		0.48	2.06
12/31/22	31.79	0.54	(1.99)	(1.45)	—		—	30.34	(4.56)	621,313	36	0.48		0.48	1.78
12/31/21	24.96	0.47	6.36	6.83	—		—	31.79	27.36	804,602	29	0.48		0.48	1.63
12/31/20	24.51	0.45	0.00	0.45	—		—	24.96	1.84	794,557	47	0.48		0.48	2.05
12/31/19	19.17	0.45	4.89	5.34	—		—	24.51	27.86	692,719	49	0.48		0.48	2.05

(a)	Includes payments by the Fund for the Adviser's recapture of previously waived/reimbursed fees.
(b)

The ratios for net investment income (loss) to average net assets without expense waivers or recovery of contractual expense waivers for JNL/WMC Government Money Market Fund for 2019, 2020, 2021, 2022, and 2023 was 1.68%, (0.19%), (0.49%), 1.21% and 4.45%, respectively, for Class A and 1.97%, 0.15%, (0.19%), 2.46%, and 4.68% respectively, for Class I shares.

(c)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

JNL Series Trust

Notes to Financial Statements

December 31, 2023

NOTE 1. ORGANIZATION

JNL Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated June 1, 1994 as amended and restated September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust and at December 31, 2023 consisted of one hundred and thirty (130) separate funds (each a “Fund”, and collectively, “Funds”). Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), serves as investment adviser and administrator to each of the Funds.

Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund’s Adviser/Sub-Advisers/Sub-Sub-Advisers are:

Fund:	Adviser(s)/Sub-Adviser(s)/Sub-Sub-Adviser(s):
The following funds operate under a Master Feeder structure and seek to achieve their respective investment objectives by investing all of their assets in a separate mutual fund (“Master Fund”):

JNL/American Funds Balanced Fund, JNL/American Funds Bond Fund of America Fund, JNL/American Funds Capital Income Builder Fund, JNL/American Funds Capital World Bond Fund, JNL/American Funds Global Growth Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund and JNL/American Funds Washington Mutual Investors Fund. These Funds are collectively known as "JNL/American Funds Feeder Funds".

JNAM (Adviser to each Feeder Fund) Capital Research and Management Company (Investment Adviser to each Master Fund)

JNL/Mellon Bond Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon International Index Fund, JNL/Mellon S&P 400 MidCap Index Fund and JNL/Mellon Small Cap Index Fund. These Funds are collectively known as "JNL/Mellon Feeder Funds".

JNAM (Adviser to each Feeder Fund) Mellon Investments Corporation (Sub-Adviser to each Master Fund)

The following funds operate under a “Fund of Funds” structure, investing all of their assets in other affiliated or unaffiliated funds (each, an “underlying fund”, and collectively, the “underlying funds”):

JNL/American Funds Growth Allocation Fund and JNL/American Funds Moderate Growth Allocation Fund. These Funds are collectively known as "JNL/American Funds Funds of Funds".

JNL Aggressive Growth Allocation Fund, JNL Conservative Allocation Fund, JNL Growth Allocation Fund, JNL Moderate Allocation Fund and JNL Moderate Growth Allocation Fund. These Funds are collectively known as "JNL Allocation Funds”.

JNAM (Adviser to each Fund)

JNL/Goldman Sachs Managed Aggressive Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Moderate Fund and JNL/Goldman Sachs Managed Moderate Growth Fund. These Funds are collectively known as "JNL/Goldman Sachs Funds of Funds".

JNAM (Adviser to each Fund) Goldman Sachs Asset Management, L.P. (Sub-Adviser to each Fund)

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund:	Sub-Adviser(s)/Sub-Sub-Adviser(s):
The following funds are advised by JNAM and sub-advised by each Fund's respective Sub-Adviser(s):

JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund and JNL iShares Tactical Moderate Growth Fund. These Funds are collectively known as "JNL iShares Tactical Funds".

JNL Bond Index Fund, JNL Emerging Markets Index Fund, JNL International Index Fund, JNL Mid Cap Index Fund, JNL Small Cap Index Fund and JNL S&P 500 Index Fund. These Funds are collectively known as "JNL Mellon Master Funds".

JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon U.S. Stock Market Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon World Index Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund

JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund and JNL/Vanguard Moderate Growth ETF Allocation Fund. These Funds are collectively known as "JNL/Vanguard ETF Allocation Funds".

Mellon Investments Corporation
JNL Multi-Manager Alternative Fund

Boston Partners Global Investors, Inc.
DoubleLine Capital LP
First Pacific Advisors, LP

Kayne Anderson Rudnick Investment Management, LLC
Lazard Asset Management LLC
Loomis, Sayles & Company, L.P.
Westchester Capital Management, LLC

JNL Multi-Manager Emerging Markets Equity Fund	Kayne Anderson Rudnick Investment Management, LLC T. Rowe Price Associates, Inc. T. Rowe Price Hong Kong Limited (Sub-Sub-Adviser) WCM Investment Management, LLC Wellington Management Company LLP
JNL Multi-Manager International Small Cap Fund	Baillie Gifford Overseas Limited Causeway Capital Management LLC WCM Investment Management, LLC
JNL Multi-Manager Mid Cap Fund	Champlain Investment Partners, LLC ClearBridge Investments, LLC Kayne Anderson Rudnick Investment Management, LLC Nuance Investments, LLC Victory Capital Management Inc.
JNL Multi-Manager Small Cap Growth Fund	BAMCO, Inc. Granahan Investment Management, LLC Kayne Anderson Rudnick Investment Management, LLC Segall Bryant & Hamill, LLC Victory Capital Management Inc. WCM Investment Management, LLC
JNL Multi-Manager Small Cap Value Fund	Congress Asset Management Company, LLP Cooke & Bieler, L.P. Reinhart Partners, LLC River Road Asset Management, LLC WCM Investment Management, LLC
JNL Multi-Manager U.S. Select Equity Fund	GQG Partners LLC WCM Investment Management, LLC
JNL/AB Sustainable Global Thematic Fund	AllianceBernstein L.P.
JNL/AQR Large Cap Defensive Style Fund	AQR Capital Management, LLC
JNL/Baillie Gifford International Growth Fund and JNL/Baillie Gifford U.S. Equity Growth Fund	Baillie Gifford Overseas Limited

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund:	Sub-Adviser(s)/Sub-Sub-Adviser(s):
JNL/BlackRock Global Allocation Fund	BlackRock Investment Management, LLC BlackRock (Singapore) Limited (Sub-Sub-Adviser)
JNL/BlackRock Global Natural Resources Fund	BlackRock International Limited
JNL/BlackRock Large Cap Select Growth Fund	BlackRock Investment Management, LLC
JNL/Causeway International Value Select Fund	Causeway Capital Management LLC
JNL/ClearBridge Large Cap Growth Fund	ClearBridge Investments, LLC
JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund and JNL/DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP
JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund and JNL/DoubleLine® Total Return Fund	DoubleLine Capital LP
JNL/Fidelity Institutional Asset Management® Total Bond Fund	FIAM LLC
JNL/First Sentier Global Infrastructure Fund	First Sentier Investors (Australia) IM Ltd
JNL/Franklin Templeton Income Fund	Franklin Advisers, Inc.
JNL/Goldman Sachs 4 Fund	Goldman Sachs Asset Management, L.P.
JNL/GQG Emerging Markets Equity Fund	GQG Partners LLC
JNL/Harris Oakmark Global Equity Fund	Harris Associates L.P.
JNL/Heitman U.S. Focused Real Estate Fund	Heitman Real Estate Securities LLC
JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Growth Fund, and JNL/Invesco Small Cap Growth Fund	Invesco Advisers, Inc.
JNL/JPMorgan Global Allocation Fund, JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan MidCap Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund and JNL/JPMorgan U.S. Value Fund	J.P. Morgan Investment Management Inc.
JNL/Lazard International Strategic Equity Fund	Lazard Asset Management LLC
JNL/Loomis Sayles Global Growth Fund	Loomis, Sayles & Company, L.P.
JNL/Lord Abbett Short Duration Income Fund	Lord, Abbett & Co. LLC
JNL/MFS Mid Cap Value Fund	Massachusetts Financial Services Company (d/b/a MFS Investment Management)
JNL/Neuberger Berman Commodity Strategy Fund, JNL/Neuberger Berman Gold Plus Strategy Fund and JNL/Neuberger Berman Strategic Income Fund	Neuberger Berman Investment Advisers LLC
JNL/Newton Equity Income Fund	Newton Investment Management North America, LLC
JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund and JNL/PIMCO Real Return Fund	Pacific Investment Management Company LLC
JNL/PPM America Floating Rate Income Fund	FIAM LLC PPM America, Inc.*
JNL/PPM America High Yield Bond Fund and JNL/PPM America Total Return Fund	PPM America, Inc.*
JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Mid-Cap Growth Fund and JNL/T. Rowe Price U.S. High Yield Fund	T. Rowe Price Associates, Inc. T. Rowe Price Investment Management, Inc. (Sub-Sub-Adviser)
JNL/T. Rowe Price Established Growth Fund and JNL/T. Rowe Price Value Fund	T. Rowe Price Associates, Inc.
JNL/T. Rowe Price Short-Term Bond Fund	T. Rowe Price Associates, Inc. T. Rowe Price Hong Kong Limited (Sub-Sub-Adviser) T. Rowe Price International Ltd (Sub-Sub-Adviser)
JNL/WCM China Quality Growth Fund and JNL/WCM Focused International Equity Fund	WCM Investment Management, LLC
JNL/Westchester Capital Event Driven Fund	Westchester Capital Management, LLC
JNL/Western Asset Global Multi-Sector Bond Fund	Western Asset Management Company, LLC Western Asset Management Company Limited (Sub-Sub-Adviser) Western Asset Management Company Pte. Ltd. (Sub-Sub-Adviser)
JNL/William Blair International Leaders Fund	William Blair Investment Management, LLC
JNL/WMC Balanced Fund, JNL/WMC Equity Income Fund, JNL/WMC Global Real Estate Fund, JNL/WMC Government Money Market Fund and JNL/WMC Value Fund	Wellington Management Company LLP

* PPM America, Inc. is an affiliate of JNAM.

Each Master Fund is a series of the American Funds Insurance Series® or JNL Mellon Master Funds, respectively, each a registered open-end management investment company that has the same investment objective as its corresponding Feeder Fund. Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities. As of December 31, 2023, the JNL/American Funds Feeder Funds and JNL/Mellon Feeder Funds owned the following percentage of its corresponding Master Fund: JNL/American

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Funds Balanced Fund 11.0%, JNL/American Funds Bond Fund of America Fund 3.3%, JNL/American Funds Capital Income Builder Fund 31.5%, JNL/American Funds Capital World Bond Fund 22.3%, JNL/American Funds Global Growth Fund 11.9%, JNL/American Funds Global Small Capitalization Fund 20.4%, JNL/American Funds Growth Fund 12.9%, JNL/American Funds Growth-Income Fund 27.4%, JNL/American Funds International Fund 20.2%, JNL/American Funds New World Fund 42.1%, JNL/American Funds Washington Mutual Investors Fund 36.3%, JNL/Mellon Bond Index Fund 99.1%, JNL/Mellon Emerging Markets Index Fund 99.8%, JNL/Mellon International Index Fund 99.7%, JNL/Mellon S&P 400 MidCap Index Fund 99.8% and JNL/Mellon Small Cap Index Fund 99.8%. All Feeder Funds’ shareholder reports should be read in conjunction with their respective Master Fund’s shareholder report. The Master Funds’ Schedules of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s shareholder report. For the JNL/Mellon Feeder Funds, the JNL Mellon Master Funds’ shareholder reports are included here in this report as series of the Trust. For the JNL/American Funds Feeder Funds, the American Funds Insurance Series Master Funds’ shareholder reports are available on the SEC’s website at www.sec.gov or at www.jackson.com/fund-literature.html.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL/American Funds Capital World Bond Fund, JNL Multi-Manager U.S. Select Equity Fund, JNL/Baillie Gifford U.S. Equity Growth Fund, JNL/BlackRock Global Natural Resources Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Dow Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Neuberger Berman Gold Plus Strategy Fund, JNL/T. Rowe Price Established Growth Fund, JNL/WCM China Quality Growth Fund and JNL/Western Asset Global Multi-Sector Bond Fund.

Each Fund offers Class A shares and Class I shares with the exception of JNL Bond Index Fund, JNL Emerging Markets Index Fund, JNL International Index Fund, JNL Mid Cap Index Fund, JNL Small Cap Index Fund and JNL S&P 500 Index Fund, which only offer Class I shares. Class A shares and Class I shares differ primarily due to 12b-1 fees attributable to Class A shares. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

Fund Changes. Effective January 1, 2023, the federal income tax status of JNL/JPMorgan Hedged Equity Fund and JNL/Mellon International Index Fund changed from a Regulated Investment Company (“RIC”) to a partnership. As a result of the tax status change, each Fund’s income, gains, losses and credits are allocated directly to its partners and retain the same character for federal income tax purposes. In addition, each Fund is not able to realize any future benefit from any unused capital loss carryforward and other losses deferred as a RIC, if any. The investment objectives, policies, restrictions, net asset value per share, service providers, fiscal years, and investment portfolios of the Funds did not change in connection with this tax status change. Such a conversion does not impact the contract holders of the separate accounts which own the Funds. The conversion from a RIC to a partnership provides a number of potential benefits to each affected Fund, including accelerated receipt of foreign tax reclaims under certain conditions, a potential increase in securities lending income, elimination of the risk that the affected Fund will fail to qualify for treatment as a RIC under various tests imposed by the Internal Revenue Code and a reduction in the risk of operational and administrative errors as the complexity of the Fund’s tax accounting and financial reporting is reduced. Jackson receives benefits under the federal income tax laws with respect to tax deductions and credits as it relates to the tax structure of the Funds insofar as Jackson is entitled to receive the deduction and credit for any dividends received or foreign tax payments generated by each of the Fund’s investment portfolios because the Funds advised by JNAM are owned directly by Jackson’s separate accounts. As the Funds’ investment adviser, JNAM acts as a fiduciary for the benefit to each affected Fund and in no way seeks to maximize the dividends received deduction or foreign tax credits if there is a potential that it may detrimentally impact a shareholder or contract owner. Any additional benefits related to enhanced dividends received deduction or foreign tax credits to Jackson are not directly shared with the adviser, sub-advisers, Funds, shareholders, or contract owners; however, JNAM is responsible for monitoring that any benefit that Jackson receives from the tax structure of the Funds does not result in a detriment or have a harmful impact to the Funds, shareholders, or contract owners. Effective November 30, 2023, Western Asset Management Company, LLC was removed as a Sub-Adviser and Western Asset Management Company Pte. Ltd. was removed as a Sub-Sub-Adviser to JNL Multi-Manager Alternative Fund. Effective January 1, 2024, T. Rowe Price Australia Limited was added as a Sub-Sub-Adviser to JNL/T. Rowe Price Balanced Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures (“Valuation Policies and Procedures”), the Trust’s Board of Trustees (“Board” or “Trustees”) has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of each Fund. The Adviser has established a Valuation Committee (the “Valuation Committee”) that is charged with the responsibilities set forth in the Valuation Policies and Procedures. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures approved by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board.

JNL Series Trust

Notes to Financial Statements

December 31, 2023

The NAV of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The NAV of a Fund’s shares may also not be determined on days designated by the Board or on days designated by the SEC. However, consistent with legal requirements, calculation of the Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Fund’s Valuation Committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is considered reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Funds’ NAVs. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the valuation committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs. The Funds of Funds’ investments in the underlying funds are valued at the daily NAV of the applicable underlying fund determined as of the close of the NYSE on each valuation date. Valuation of investments by the underlying funds is discussed in the underlying funds’ shareholder report, which are filed with the SEC and are available on the SEC’s website at www.sec.gov. Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the applicable Master Fund determined as of the close of the NYSE on each valuation date. Valuation of the investments by the Master Fund is discussed in each Master Fund’s shareholder report, which is available on the SEC's website at www.sec.gov. Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for equities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. When fair valuing foreign equity securities, the Adviser adjusts the closing prices of foreign portfolio equity securities (except foreign equity securities traded in North America and South America) based upon pricing models provided by a third-party vendor in order to reflect the “fair value” of such securities for purposes of determining a Fund's NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary in order to reflect the “fair value” of such securities for purposes of determining a Fund's NAV. All securities in the JNL/WMC Government Money Market Fund, as permitted by compliance with applicable provisions under Rule 2a-7 under the 1940 Act, are valued at amortized cost, unless it is determined that such practice does not approximate fair value. If a valuation from a third party pricing service is unavailable or it is determined that such valuation does not approximate fair value, debt obligations with remaining maturities of sixty (60) days or less may be valued at their amortized cost, unless it is determined that such practice also does not approximate fair value. Debt and derivative securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. Term loans are generally valued at the composite bid prices provided by approved pricing services. Commodity-linked structured notes and credit-linked notes are valued by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. If pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Swap agreements that clear on exchanges are valued at the most recent bid quotation or evaluated price, as applicable, obtained from pricing models or by the clearing exchange using observable inputs.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser(s), to assist in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Distributions to Shareholders. The amount and timing of distributions for the RIC Funds (as discussed in Note 10) are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually by the RIC Funds, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains by the RIC Funds, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards. The JNL/WMC Government Money Market Fund declares dividends from net investment income daily and pays dividends monthly. No distributions of net investment income or realized capital gains are required for Funds that are not RICs, therefore, undistributed net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis. Capital gains distributions received from the Master Funds and underlying funds are recorded as Net realized gain on Distributions from Affiliated or Unaffiliated investment companies, as applicable, in the Statements of Operations.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in Dividends in the Statements of Operations. Interest income, including effective-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income, and value, by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become uncollectible. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Following Russia's invasion of Ukraine on February 24, 2022, economic sanctions and other restrictive measures have limited the ability of the Funds to receive and record dividend, interest and maturity payments from certain Russian securities or to repatriate Russian currency.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class and any other expenses are allocated to the classes on a pro rata basis using the daily net assets of each class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund. As it relates to expenses in Master Funds, the Feeder Fund’s shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests because each Feeder Fund invests all of its assets in its respective Master Fund. Such expenses are not included in the Statements of Operations but are incurred indirectly in the calculation of the NAV of the respective Master Fund. As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities. A similar situation exists for the Funds of Funds as it relates to the expenses associated with the investments in underlying funds.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest. When a capital gains tax is determined to apply, a Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date. The estimated liability is recorded as Deferred foreign capital gains tax liability in the Statements of Assets and Liabilities. Foreign capital gains tax paid and the current period's change in deferred foreign capital gains tax liability are recorded in Net realized gain (loss) on Investments - unaffiliated and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated, respectively, in the Statements of Operations.

Foreign Currency Translations. The accounting records of each Fund are maintained in U.S. dollars. Each business day, the fair values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in Net realized gain (loss) on Investments - unaffiliated and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated, respectively, in the Statements of Operations.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The guidance provides optional expedients and exceptions for applying

JNL Series Trust

Notes to Financial Statements

December 31, 2023

GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference the London Interbank Offered Rate (LIBOR) or another reference rate expected to be discontinued due to reference rate reform. The amendments in this update are elective and may be applied through December 31, 2024. Management has evaluated the amendments and determined that they will not have a significant impact on the Funds’ financial statements.

In June 2022, FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify guidance in Topic 820 when measuring the fair value of equity securities subject to contractual restrictions prohibiting their sale and introduce new disclosure requirements for these securities. The amendments in this update are effective for fiscal years beginning after December 15, 2023. Management has evaluated the amendments and determined that they will not have a significant impact on the Funds' financial statements.

NOTE 3. FAIR VALUE MEASUREMENT

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under this guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on national or foreign stock exchanges, futures and options contracts listed on derivatives exchanges or investments in mutual funds. Level 1 valuations include investments in the underlying funds and Master Funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third-party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

Inputs used in the determination of the fair value level of Level 3 securities, which were deemed to be material, are disclosed within the notes below and are not necessarily an indication of the risk associated with investing in those securities.

The following table is a rollforward of individually significant securities Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2023:

Balance at Beginning of Year ($)		Transfers into Level 3 During the Year[2] ($)	Transfers out of Level 3 During the Year[2] ($)	Total Realized and Change in Unrealized Gain/(Loss) ($)	Purchases ($)	(Sales) ($)	Balance at End of Year ($)	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Year[1] ($)
JNL/Baillie Gifford U.S. Equity Growth Fund
Common Stocks	—	2,341[3]	(2,341)[3]	—	—	—	—	—
JNL/JPMorgan MidCap Growth Fund
Common Stocks	—	33,737[4]	(33,737)[4]	—	—	—	—	—
JNL/Loomis Sayles Global Growth Fund
Common Stocks	—	25,373[5]	(25,373)[5]	—	—	—	—	—
JNL/Morningstar PitchBook Listed Private Equity Index Fund
Common Stocks	—	118[6]	(118)[6]	—	—	—	—	—
JNL/Morningstar Wide Moat Index Fund
Common Stocks	—	28,204[7]	(28,204)[7]	—	—	—	—	—
JNL/PIMCO Income Fund
Government and Agency Obligations	—	42,499[8]	—	266	—	(42,765)[8]	—	—
Common Stocks	—	—	—	1,742	3,462	—	5,204[9]	1,742
Senior Floating Rate Instruments	—	—	—	—	17,215	—	17,215[10]	—
JNL/T. Rowe Price Mid-Cap Growth Fund
Common Stocks	—	62,860[11]	(62,860)[11]	—	—	—	—	—
JNL/WCM China Quality Growth Fund
Common Stocks	—	250[12]	(250)[12]	—	—	—	—	—
JNL/Westchester Capital Event Driven Fund

JNL Series Trust

Notes to Financial Statements

December 31, 2023

	Balance at Beginning of Year ($)	Transfers into Level 3 During the Year[2] ($)	Transfers out of Level 3 During the Year[2] ($)	Total Realized and Change in Unrealized Gain/(Loss) ($)	Purchases ($)	(Sales) ($)	Balance at End of Year ($)	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Year[1] ($)
Other Equity Interests	4,585	—	—	377	254	(2,081)	3,135[13]	377

1 Reflects the change in unrealized appreciation/(depreciation) for Level 3 investments held at December 31, 2023.

2 During the year, there were no significant transfers from Level 3 and Level 2 valuations, except for those noted.

3 During the year, the valuation of common stocks held in JNL/Baillie Gifford U.S. Equity Growth Fund were transferred from a Level 3 valuation to a Level 1 valuation. Previously they were valued using the last trade strategy and considered a Level 3 valuation.

4 During the year, the valuation of common stocks held in JNL/JPMorgan MidCap Growth Fund were transferred from a Level 3 valuation to a Level 1 valuation. Previously they were valued using the last trade strategy and considered a Level 3 valuation.

5 During the year, the valuation of common stocks held in JNL/Loomis Sayles Global Growth Fund were transferred from a Level 3 valuation to a Level 1 valuation. Previously they were valued using the last trade strategy and considered a Level 3 valuation.

6 During the year, the valuation of common stocks held in JNL/Morningstar PitchBook Listed Private Equity Index Fund were transferred from a Level 3 Valuation to a Level 1 valuation. Previously they were valued using the last trade strategy and considered a Level 3 valuation.

7 During the year, the valuation of common stocks held in JNL/Morningstar Wide Moat Index Fund were transferred from a Level 3 valuation to a Level 1 valuation. Previously they were valued using the last trade strategy and considered a Level 3 valuation.

8 During the year, the valuation of government and agency obligations held in JNL/PIMCO Income Fund were transferred into Level 3 valuation valued using a last bid strategy. The government and agency obligations were sold during the Year.

9 The fair value measurement of certain common stocks held in JNL/PIMCO Income Fund were determined using a comparable company model. Changes to the unobservable input may result in changes to the common stocks fair value measurements at December 31, 2023.

Valuation Technique	Unobservable Input	Range (Weighted Average†)
Market Comparable Companies	Next Calendar Year EBITDA	14.5 (14.5)

10 The fair value measurement of certain senior floating rate instruments held in JNL/PIMCO Income Fund were determined using a comparable company model. Changes to the unobservable input may result in changes to the senior floating rate instruments fair value measurements at December 31, 2023.

Valuation Technique	Unobservable Input	Range (Weighted Average†)
Market Approach	Transaction Price	100 (100)

11 During the year, the valuation of common stocks held in JNL/T. Rowe Price Mid-Cap Growth Fund were transferred from a Level 3 valuation to a Level 1 valuation. Previously they were valued using the last trade strategy and considered a Level 3 Valuation.

12 During the year, the valuation of common stocks held in JNL/WCM China Quality Growth Fund were transferred from a Level 3 valuation to a Level 2 valuation. Previously they were valued using an ADR Adjustment and considered a Level 3 valuation.

13 The fair value measurement of certain other equity interests held in JNL/Westchester Capital Event Driven Fund were determined based on multiple broker quotes. Changes to the unobservable input may result in changes to the other equity interest’s fair value measurements at December 31, 2023.

Valuation Technique	Unobservable Input	Range (Weighted Average†)
Market Approach	Bid prices	2.40 2.42 (2.41)

† Unobservable inputs were weighted by the relative fair value of the instruments.

The following table summarizes Funds with significant exposure to Russian securities with Level 3 valuations (in thousands) at December 31, 2023. These securities were fair valued at or near zero due to economic sanctions that prohibit the Funds from transacting in these securities or to repatriate Russian currency.

Unrealized Gain/(Loss) ($)
JNL Emerging Markets Index Fund
Common Stocks	(24,725)
JNL Multi-Manager Emerging Markets Equity Fund
Common Stocks	(30,102)
JNL Multi-Manager International Small Cap Fund
Common Stocks	(4,268)
JNL/BlackRock Global Natural Resources Fund
Common Stocks	(40,428)
JNL/GQG Emerging Markets Equity Fund
Common Stocks	(58,549)
JNL/PIMCO Investment Grade Credit Bond Fund
Corporate Bonds and Notes	(6,680)

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds, except JNL/PPM America Floating Rate Income Fund, JNL/WMC Government Money Market Fund, the Funds of Funds and the Feeder Funds, participate in agency based securities lending programs. JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (each a “Custodian” and together the “Custodians”) each serve as securities lending agent to the eligible Funds for which they are Custodian. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. Government fixed income – 102%; U.S. equities – 102%; U.S. corporate fixed

JNL Series Trust

Notes to Financial Statements

December 31, 2023

income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agents have agreed to indemnify the Fund in the event of default by a third-party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, which is shared with the borrower through negotiated rebates. The Fund bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which a Fund receives may include U.S. Government securities; U.S. Government agencies’ debt securities; and U.S. Government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agents have agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments. The Fund also bears the market risk with respect to the collateral received and securities loaned. JPM Chase and State Street receive a portion of the earnings from the Funds' securities lending program.

Except as described below, cash collateral received is invested in the JNL Government Money Market Fund – Class SL, a registered government money market fund under the 1940 Act and series of the JNL Investors Series Trust. JNAM serves as the Adviser and Administrator for the JNL Government Money Market Fund. The JNL Government Money Market Fund is offered to the Funds and their affiliates and is not available for direct purchase by members of the public. The JNL Government Money Market Fund pays JNAM annual fees, accrued daily and payable monthly, for investment advisory and administrative services. In addition to investing cash collateral in the JNL Government Money Market Fund – Class SL, JNL/Mellon S&P 500 Index Fund may invest cash collateral in repurchase agreements collateralized by equity and U.S. Government or agency securities. JPM Chase has agreed to bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the repurchase agreements collateralized by equity and U.S. Government or agency securities. Reinvestments in repurchase agreements will not exceed 10% of a Fund’s net assets, shall be collateralized by equity and U.S. Government or agency securities equal to not less than 110% of the cash collateral reinvested in such transactions, and shall be marked-to-market daily.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as Investments - affiliated, at value or Investments - unaffiliated, at value, as applicable, on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any shortfall in collateral received compared to the value of securities on loan. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities. The value of securities on loan and collateral received (in thousands) at December 31, 2023 was as follows:

Fund	Securities on Loan ($)	Non-Cash Collateral ($)	Cash Collateral ($)	Total Collateral ($)
JNL iShares Tactical Growth Fund	17,876	2,343	16,103	18,446
JNL iShares Tactical Moderate Fund	12,431	818	11,915	12,733
JNL iShares Tactical Moderate Growth Fund	13,887	494	13,771	14,265
JNL/Vanguard Growth ETF Allocation Fund	85,167	35,669	51,939	87,608
JNL/Vanguard Moderate ETF Allocation Fund	31,159	1,194	30,842	32,036
JNL/Vanguard Moderate Growth ETF Allocation Fund	80,820	35,558	47,373	82,931
JNL Bond Index Fund	10,524	3,975	6,782	10,757
JNL Emerging Markets Index Fund	4,122	931	3,471	4,402
JNL International Index Fund	23,149	21,520	3,069	24,589
JNL Mid Cap Index Fund	45,699	36,988	10,535	47,523
JNL Small Cap Index Fund	105,981	70,439	40,586	111,025
JNL Multi-Manager Alternative Fund	5	—	5	5
JNL Multi-Manager Emerging Markets Equity Fund	17,350	16,395	1,756	18,151
JNL Multi-Manager International Small Cap Fund	45,209	42,773	4,749	47,522
JNL Multi-Manager Mid Cap Fund	3,933	—	4,058	4,058
JNL Multi-Manager Small Cap Growth Fund	59,218	48,418	13,904	62,322
JNL Multi-Manager Small Cap Value Fund	15,722	13,825	2,204	16,029
JNL Multi-Manager U.S. Select Equity Fund	5,261	—	5,390	5,390
JNL S&P 500 Index Fund	30	—	32	32
JNL/AB Sustainable Global Thematic Fund	1	1	—	1
JNL/AQR Large Cap Defensive Style Fund	981	1,001	—	1,001
JNL/Baillie Gifford U.S. Equity Growth Fund	818	451	414	865
JNL/BlackRock Global Allocation Fund	44,150	9,446	36,174	45,620
JNL/BlackRock Global Natural Resources Fund	52,572	27,279	28,518	55,797
JNL/BlackRock Large Cap Select Growth Fund	132	166	—	166
JNL/Causeway International Value Select Fund	18,977	19,911	—	19,911
JNL/DFA International Core Equity Fund	10,399	7,765	3,178	10,943
JNL/DFA U.S. Core Equity Fund	3,651	3,090	746	3,836
JNL/DFA U.S. Small Cap Fund	9,235	7,368	2,391	9,759
JNL/DoubleLine Core Fixed Income Fund	113,959	246	116,615	116,861
JNL/DoubleLine Emerging Markets Fixed Income Fund	4,425	—	4,487	4,487
JNL/DoubleLine Total Return Fund	140,706	81,486	62,944	144,430
JNL/Fidelity Institutional Asset Management Total Bond Fund	5,576	1,441	4,257	5,698
JNL/Franklin Templeton Income Fund	42,986	9,047	34,832	43,879
JNL/Goldman Sachs 4 Fund	6	—	7	7
JNL/GQG Emerging Markets Equity Fund	537	42	510	552
JNL/Heitman U.S. Focused Real Estate Fund	752	609	235	844

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Securities on Loan ($)	Non-Cash Collateral ($)	Cash Collateral ($)	Total Collateral ($)
JNL/Invesco Global Growth Fund	16,490	16,725	241	16,966
JNL/Invesco Small Cap Growth Fund	2,780	2,955	—	2,955
JNL/JPMorgan Global Allocation Fund	29,711	1,067	29,407	30,474
JNL/Loomis Sayles Global Growth Fund	13,253	13,920	—	13,920
JNL/Lord Abbett Short Duration Income Fund	4,696	1,800	2,985	4,785
JNL/Mellon Communication Services Sector Fund	522	—	549	549
JNL/Mellon Consumer Discretionary Sector Fund	12,622	5,352	7,689	13,041
JNL/Mellon Consumer Staples Sector Fund	1,208	1,114	138	1,252
JNL/Mellon Energy Sector Fund	14,547	14,158	852	15,010
JNL/Mellon Financial Sector Fund	8,825	8,804	777	9,581
JNL/Mellon Healthcare Sector Fund	8,260	7,853	740	8,593
JNL/Mellon Industrials Sector Fund	482	117	399	516
JNL/Mellon Information Technology Sector Fund	13,898	10,318	4,283	14,601
JNL/Mellon Materials Sector Fund	271	228	59	287
JNL/Mellon Nasdaq 100 Index Fund	30,528	2,834	28,965	31,799
JNL/Mellon Real Estate Sector Fund	1,611	17	1,675	1,692
JNL/Mellon S&P 500 Index Fund	602,431	264	621,837	622,101
JNL/Mellon U.S. Stock Market Index Fund	11,830	7,072	5,365	12,437
JNL/Mellon Utilities Sector Fund	1,615	1,671	16	1,687
JNL/Mellon World Index Fund	2,719	2,216	635	2,851
JNL/Morningstar PitchBook Listed Private Equity Index Fund	323	—	344	344
JNL/Morningstar U.S. Sustainability Index Fund	127	50	83	133
JNL/Neuberger Berman Strategic Income Fund	4,749	1,215	3,642	4,857
JNL/PIMCO Income Fund	201	—	211	211
JNL/PIMCO Investment Grade Credit Bond Fund	4,558	761	3,913	4,674
JNL/PIMCO Real Return Fund	62	—	64	64
JNL/PPM America High Yield Bond Fund	58,904	13,507	46,766	60,273
JNL/PPM America Total Return Fund	3,352	25	3,385	3,410
JNL/RAFI Fundamental U.S. Small Cap Fund	9,220	7,055	2,661	9,716
JNL/RAFI Multi-Factor U.S. Equity Fund	5,906	5,164	1,048	6,212
JNL/T. Rowe Price Balanced Fund	3,598	2,081	1,658	3,739
JNL/T. Rowe Price Capital Appreciation Fund	3,646	—	3,725	3,725
JNL/T. Rowe Price Established Growth Fund	26,756	27,657	—	27,657
JNL/T. Rowe Price Mid-Cap Growth Fund	5,484	5,760	—	5,760
JNL/T. Rowe Price Short-Term Bond Fund	70	—	71	71
JNL/T. Rowe Price U.S. High Yield Fund	18,725	7,360	11,799	19,159
JNL/T. Rowe Price Value Fund	10,186	10,674	—	10,674
JNL/WCM China Quality Growth Fund	97	—	102	102
JNL/Western Asset Global Multi-Sector Bond Fund	3,347	464	2,957	3,421
JNL/WMC Balanced Fund	12,335	12,167	536	12,703
JNL/WMC Global Real Estate Fund	3,691	1,306	2,596	3,902

U.S. Government Agencies or Government Sponsored Enterprises. Certain Funds may invest in U.S. Government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

FNMA and FHMLC have been operating as going concerns in a conservatorship overseen by the Federal Housing Finance Agency ("FHFA") since 2008. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. However, each remains liable for all of its obligations, including its guarantees, associated with its mortgage-backed securities. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.

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Notes to Financial Statements

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Unregistered Securities. Certain Funds may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Interest earned on repurchase agreements is recorded as interest income to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as Payable for Reverse repurchase agreements on the Statements of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security.

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2023, were as follows: JNL Multi-Manager Alternative Fund, $24,980 and 5.23%, respectively, for 365 days outstanding; JNL/PIMCO Income Fund, $48,078 and 5.26%, respectively, for 104 days outstanding; JNL/PIMCO Real Return Fund, $2,376 and 4.66%, respectively, for 4 days outstanding. The value of reverse repurchase agreements and collateral pledged (in thousands) at December 31, 2023 was as follows:

Counter-party	Collateral	Interest Rate Expense/ Income (%)	Maturity Date	Collateral Amount ($)	Payable for Reverse Repurchase Agreement Including Interest Payable ($)
JNL Multi-Manager Alternative Fund
RBC	Government National Mortgage Association, 2.50%, due 11/20/50-6/20/51			1,238
	Federal Home Loan Mortgage Corporation, 3.00%, due 11/25/50			565
	Federal National Mortgage Association, Inc, 2.50%, due 09/25/51			539
		6.00	01/04/24	2,342	1,871
RBC	Federal National Mortgage Association, Inc, 3.24%-3.40%, due 01/01/28-01/01/33	5.67	02/08/24	3,852	3,669
RBC	Treasury, United States Department of, 4.75%, due 11/15/43	5.54	01/04/24	7,963	7,511
RBC	Tricon American Homes 2020-SFR1 Trust, 4.88%, due 07/17/26	6.26	01/17/24	4,785	3,881
RBC	PRPM 2022-5, LLC, 6.90%, due 09/25/25	6.36	01/17/24	3,177	2,453
				22,119	19,385

Counter-party	Collateral	Interest Rate Expense/ Income (%)	Maturity Date	Collateral Amount ($)	Payable for Reverse Repurchase Agreement Including Interest Payable ($)
JNL/PIMCO Income Fund
RBC	Treasury, United States Department of, 0.125%, due 10/15/24	5.50	01/11/24	16,771	16,746
				16,771	16,746
Forward Sales Commitments. Certain Funds may purchase or sell forward sales commitments. A forward sales commitment involves a Fund entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of a forward sales commitment involves the risk of loss if the value of the security to be purchased declines before the settlement date while the sale of a forward sales commitment involves the risk that the value of the securities to be sold may increase before the settlement date. A Fund may dispose of or renegotiate forward sales commitments after they are entered into, and may close these positions before they are delivered, which may result in realized gain or loss.

Delayed-Delivery Securities. Certain Funds may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When

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delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and the Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, Funds may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. Certain Funds may purchase or sell mortgage-backed or Treasury securities and simultaneously contract to sell or repurchase securities at a future date at an agreed upon price. The Funds may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward sale or repurchase settlement date of the dollar or Treasury roll transaction. During the period between the purchase or sale and subsequent sale or repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the fair value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

The average daily balance (in thousands) and the weighted average interest rate for Treasury roll transactions accounted for as secured borrowing transactions, for the year ended December 31, 2023, were as follows: JNL/PIMCO Income Fund, $43,449 and 4.58%, respectively, for 94 days outstanding; JNL/PIMCO Investment Grade Credit Bond Fund, $16,562 and 4.76%, respectively, for 356 days outstanding; and JNL/PIMCO Real Return Fund, $156,909 and 2.53%, respectively, for 365 days outstanding. At December 31, 2023, JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund and JNL/PIMCO Real Return Fund had $37, $88 and $88, respectively, of deferred income (in thousands) included in Payable for Treasury roll transactions on the Statements of Assets and Liabilities.

The following table details Treasury roll transactions (in thousands) outstanding accounted for as secured borrowings as of December 31, 2023:

	Collateral	Counterparty	Borrowing Rate/(Fee Income)(%)	Maturity Date	Payable for Treasury Roll Transactions Including Interest Payable ($)
JNL/PIMCO Income Fund	U.S. Treasury Obligations	BCY	5.73	01/02/24	14,452
	U.S. Treasury Obligations	GSC	5.58	01/03/24	60,762
	U.S. Treasury Obligations	GSC	5.73	01/04/24	4,947
					80,161
JNL/PIMCO Investment Grade Credit Bond Fund	U.S. Treasury Obligations	GSC	5.51-5.53	01/04/24	4,852
	U.S. Treasury Obligations	UBS	5.47	01/10/24	5,350
	U.S. Treasury Obligations	UBS	5.48	01/12/24	3,308
	U.S. Treasury Obligations	UBS	5.48	01/23/24	1,944
	U.S. Treasury Obligations	UBS	5.50	02/02/24	3,433
					18,887
JNL/PIMCO Real Return Fund	U.S. Treasury Obligations	GSC	5.51-5.73	01/04/24	502,903
	U.S. Treasury Obligations	BCY	5.49	01/04/24	88,012
	U.S. Treasury Obligations	MSC	5.51-5.60	01/05/24	232,880
					823,795

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

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Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short. Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security or to engage in arbitrage transactions. When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer. The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan. Until the Fund closes its short position, the lending broker or lending agent requires assets in the form of securities or cash to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation. A Fund is obligated to deliver securities at the market price at the time the short position is closed. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Convertible Securities. Certain Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Typically, convertible securities pay dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. A Fund may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

Credit-Linked Structured Notes. Certain Funds may use credit-linked notes to take positions or manage equity price risk in the normal course of pursuing its investment objective. The value of a credit-linked note is based on the price movements of a particular credit, known as a reference credit. Credit-linked notes that the Funds invest in are typically listed instruments that typically provide the same return as the underlying reference credit. Credit-linked notes are intended to replicate the economic effects that would apply had a Fund directly purchased the underlying reference credit. The Fund generally will receive a fixed or floating coupon and the note’s par value upon maturity. If a specified credit event occurs, such as default or bankruptcy, the Fund may experience a delay in payment or forego interest. The maximum potential risk of loss is limited to the par amount of the credit-linked note plus any accrued interest. The reference credit and its credit rating, for each credit-linked note, are presented parenthetically in the Schedules of Investments.

Equity-Linked Structured Notes. Certain Funds may invest in equity-linked notes. Equity-linked notes are financial instruments that combine debt and equity characteristics. These notes typically pay interest that is linked to the performance of the underlying equity. Equity-linked notes may be more volatile and less liquid than the underlying equity. In addition to fluctuating price movements in the underlying equity, these notes are debt securities of the issuer and will be subject to credit and interest rate risks that typically affect debt instruments.

Master Limited Partnerships. Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

Real Estate Investment Trusts. Certain Funds may invest in Real Estate Investment Trusts (“REITs”). REITs are traded as a stock on major stock exchanges and invests in real estate directly, either through properties or mortgages. REITs typically concentrate on a specific geographic region or property type, receive special tax considerations and are a liquid method of investing in real estate.

Participation Note Securities. Certain Funds may invest in Participation Notes (“P-Notes”). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a Fund to gain exposure to common stocks in markets where direct investment by the Fund may not be allowed or efficient. A Fund may tender a P-Note for cash payment in an amount that reflects the current fair value of the underlying equity investments or market, reduced by program fees.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in Other assets and Payable for Investment securities purchased in the Statements of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated in the Statements of Operations.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is

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included in Receivable from Deposits with brokers and counterparties and Payable for Deposits from counterparties in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”). Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and Treasury roll transactions between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due

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from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Prime Brokerage Arrangements and Other Securities Borrowing Agreements. Certain Funds may enter into Prime Brokerage Arrangements or Securities Borrowing Agreements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Cash margin and securities delivered as collateral are typically in the possession of the prime broker or lending agent and offset any obligations due to the prime broker or lending agent. Cash collateral held at the prime broker is reflected in Cash collateral segregated for short sales in the Statements of Assets and Liabilities. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. DERIVATIVE FINANCIAL INSTRUMENTS

Options Transactions. Certain Funds may buy and sell (“write”) call and put options on securities, futures, indices, currencies, swap agreements (“swaptions”) and inflation caps and floors. An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset. When a Fund writes a call or put option or an inflation cap or floor, the premium received by the Fund is recorded as a liability. All types of options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. Writing put options tends to increase a Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current fair value. There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are classified as illiquid investments. Straddle options are written or purchased with premiums to be determined on a future date which are based upon implied volatility parameters at specified terms. An inflation cap can be used to protect the buyer from inflation erosion above a certain rate. An inflation floor can be used to provide downside protection to investments in inflation-linked products. The maximum potential amount of future payments (undiscounted) that a Fund could be required to make under an inflation cap or floor would be the notional amount times the percentage increase (for an inflation cap) or decrease (for an inflation floor) in inflation determined by the difference between the index’s current value and the value at the time the inflation cap or floor was entered into.

Futures Contracts. Certain Funds may buy and sell futures on equities, indices, interest rates, commodities and currencies. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential

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December 31, 2023

gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically classified as illiquid investments.

All types of swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements that certain Funds have entered into may include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark; floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate; floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding certain levels; callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date; or forward spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate. A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. As a buyer of protection, a Fund will generally pay the seller of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either (i) pay or receive an amount equal to the notional amount of the referenced obligation agreement and take delivery or deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds may use credit default swap agreements on corporate or sovereign issues. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues

JNL Series Trust

Notes to Financial Statements

December 31, 2023

serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

Certain Funds may use credit default swap agreements on asset-backed securities. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Certain Funds may use credit default swap agreements on credit indices. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Implied credit spreads, the prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements. Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index, basket of securities or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate. To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty. Additionally, long total return swap agreements on equity securities entitle a Fund to receive from the counterparty dividends paid on an individual security and short total return equity swap agreements obligate a Fund to pay the counterparty dividends paid on an individual security. Total return swap agreements where the reference entity is a futures contract do not pay/receive periodic interest payments. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index, basket of securities or other financial instrument along with any dividends or interest receivable.

Non-Deliverable Bond Forward Contracts. A non-deliverable bond forward contract is a short-term forward agreement between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified price and date. Non-deliverable bond forward contracts are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. Upfront premiums paid or received are recorded as an asset or liability by the Fund and represent payments paid or received upon entering into the contract that correlate to the stated price of the underlying security. These upfront premiums are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the contract. The use of these instruments involves the risk that the counterparty to the agreements may default on its obligation to perform. These contracts may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying security. The maximum amount of potential loss for a non-deliverable bond forward contract is the value of the contract.

Contracts for Difference. Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. Certain Funds entered into CFDs where the underlying instrument was a specified security. The Fund can take either a short or long position on the underlying instrument. In exchange for exposure to the underlying asset, the buyer pays a financing fee, which depending on market factors, can result in either expense or income for the buyer. The financing fee disclosed reflects the cost of each CFD from the perspective of the Fund and is dependent upon whether the position is long or short. For long positions, the Fund pays the financing fee. For short positions, the financing fee can be positive or negative depending on whether the spread is greater or less than the floating rate. To the extent the floating rate plus or minus the spread is negative, that is the financing fee paid by the Fund. If the rate is positive, the financing fee generates income for the Fund. CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. There is no expiration date to the contract, but a CFD is typically terminated by the buyer. A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty is unable to make payments, the value of the contract may be reduced.

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Derivatives and Hedging and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year; (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2023. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations can be referenced directly on each Fund’s respective statements; (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2023. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table; and (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2023.

JNL Emerging Markets Index Fund Derivative Strategies - The Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial purposes.

JNL Emerging Markets Index Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
[8] Variation margin on futures/futures options contracts	—	—	11	—	—	11
Total derivative instruments assets	—	—	11	—	—	11
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(52)	—	(52)
Futures/futures options contracts	—	—	(264)	—	—	(264)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	563	—	—	563

JNL Emerging Markets Index Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	13,937	121	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL International Index Fund Derivatives Strategies - The Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. The Fund entered into forward foreign currency contracts to create foreign currency exposure in U.S. dollar cash balances.

JNL International Index Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Forward foreign currency contracts†	—	—	—	201	—	201
[8] Variation margin on futures/futures options contracts	—	—	18	—	—	18
Total derivative instruments assets	—	—	18	201	—	219
Derivative instruments liabilities:
Forward foreign currency contracts†	—	—	—	69	—	69
[8] Variation margin on futures/futures options contracts	—	—	8	—	—	8
Total derivative instruments liabilities	—	—	8	69	—	77
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(425)	—	(425)
Futures/futures options contracts	—	—	2,385	—	—	2,385
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(164)	—	(164)
Futures/futures options contracts	—	—	151	—	—	151

† The JNL International Index Fund's forward foreign currency contracts are not subject to an enforceable master netting agreement. These amounts are presented gross on the Fund's Statement of Assets and Liabilities.

JNL International Index Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	37	—	—	37	—	—
HSB	164	—	—	164	—	—
Derivatives eligible for offset	201	—	—	201
Derivatives not eligible for offset	18				—	—
	219
Derivative Liabilities by Counterparty*
SCB	69	—	—	69	—	—
Derivatives eligible for offset	69	—	—	69
Derivatives not eligible for offset	8				693	—
	77

JNL International Index Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	16,623	36,382	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL Multi-Manager Alternative Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, to obtain exposure to or hedge changes in interest rates and foreign currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, as a means of risk management/hedging, to reduce foreign currency exposure on investment securities denominated in foreign currencies, to create foreign currency exposure in U.S. dollar cash balances and to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales. The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds and to obtain credit exposure. The Fund entered into total return swap agreements as a substitute for investment in physical securities. The Fund entered into contracts for difference as a substitute for investment in physical securities and to obtain short exposure.

JNL Multi-Manager Alternative Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Purchased options, at value	—	—	149	—	—	149
OTC swap agreements	—	—	10,387	—	—	10,387
Total derivative instruments assets	—	—	10,536	—	—	10,536
Derivative instruments liabilities:
Written options, at value	—	—	450	—	—	450
Forward foreign currency contracts	—	—	—	78	—	78
OTC swap agreements	—	—	10,526	—	—	10,526
Total derivative instruments liabilities	—	—	10,976	78	—	11,054
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Purchased option contracts	—	(18)	(264)	(414)	(9,066)	(9,762)
Written option contracts	—	—	(361)	1,260	10,403	11,302
Forward foreign currency contracts	—	—	—	(167)	—	(167)
Futures/futures options contracts	—	—	—	(802)	(7,478)	(8,280)
Swap agreements	—	613	(6,420)	—	1,492	(4,315)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	(229)	(42)	706	435
Written options	—	—	11	113	(1,045)	(921)
Forward foreign currency contracts	—	—	—	779	—	779
Futures/futures options contracts	—	—	—	(393)	4,692	4,299
Swap agreements	—	(136)	(3,510)	—	(1,162)	(4,808)

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL Multi-Manager Alternative Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	123	(123)	—	—	—	—
GSC	6,974	(6,745)	—	229	—	—
HSB	355	(115)	—	240	—	—
JPM	507	(507)	—	—	—	—
MSC	2,428	(2,222)	—	206	—	—
Derivatives eligible for offset	10,387	(9,712)	—	675
Derivatives not eligible for offset	149				—	—
	10,536
Derivative Liabilities by Counterparty*
BOA	221	(123)	(98)	—	2,443	—
GSC	6,745	(6,745)	—	—	12,420	—
HSB	115	(115)	—	—	—	—
JPM	1,270	(507)	(763)	—	3,500	—
MSC	2,222	(2,222)	—	—	13,474	—
SSB	31	—	—	31	—	—
Derivatives eligible for offset	10,604	(9,712)	(861)	31
Derivatives not eligible for offset	450				—	—
	11,054

JNL Multi-Manager Alternative Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Contracts for Difference ($)
Average monthly volume	3,215	496,373	63,901	157,974	—	17,822	22,954	95,771

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/BlackRock Global Allocation Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management and/or hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices, interest rate swap valuations, credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management and/or hedging, as a means of short-term cash deployment, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, as a means of risk management and/or hedging, to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative values trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to maintain its ability to generate income at prevailing market rates and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds, to obtain credit exposure, to provide a measure of protection against defaults of issuers and to speculate on changes in credit quality. The Fund entered into total return swaps to obtain exposure to or hedge changes in securities prices, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. The Fund entered into contracts for difference as a substitute for investment in physical securities, to obtain exposure to or hedge changes in securities prices, to obtain short exposure and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/BlackRock Global Allocation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Purchased options, at value	639	54	11,573	410	7,385	20,061
Forward foreign currency contracts	—	—	—	5,634	—	5,634
[8] Variation margin on futures/futures options contracts	—	—	392	—	954	1,346
[8] Variation margin on swap agreements	—	14	—	—	1,118	1,132
OTC swap agreements	—	484	419	—	1,185	2,088
OTC swap premiums paid	—	335	—	—	—	335
Total derivative instruments assets	639	887	12,384	6,044	10,642	30,596
Derivative instruments liabilities:
Written options, at value	127	8	1,952	69	2,773	4,929
Forward foreign currency contracts	—	—	—	2,617	—	2,617
[8] Variation margin on futures/futures options contracts	—	—	348	—	2,171	2,519
[8] Variation margin on swap agreements	—	8	—	—	988	996
OTC swap agreements	—	308	4,073	—	1,062	5,443
OTC swap premiums received	—	2	—	—	—	2
Total derivative instruments liabilities	127	326	6,373	2,686	6,994	16,506
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Purchased option contracts	(1,885)	(1,078)	(7,577)	(661)	(5,936)	(17,137)
Written option contracts	912	375	16,698	837	13,448	32,270
Forward foreign currency contracts	—	—	—	(15,451)	—	(15,451)
Futures/futures options contracts	—	—	1,457	—	17,286	18,743
Swap agreements	—	400	(6,238)	—	(23,565)	(29,403)
Net change in unrealized appreciation (depreciation) on:
Purchased options	(487)	(26)	8,532	(513)	(1,417)	6,089
Written options	201	2	(2,182)	(56)	14,229	12,194
Forward foreign currency contracts	—	—	—	1,856	—	1,856
Futures/futures options contracts	—	—	1,201	—	1,428	2,629
Swap agreements	—	3,273	(3,344)	—	9,985	9,914

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/BlackRock Global Allocation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	685	(273)	(270)	142	270	—
BNP	991	(261)	(570)	160	570	—
BOA	71	(2)	(69)	—	140	—
CIT	2,860	(1,363)	—	1,497	—	—
DUB	693	(693)	—	—	400	—
GSC	772	(223)	(549)	—	620	—
HSB	1,346	(52)	(4)	1,290	—	4
JPM	5,537	(5,537)	—	—	—	—
MSC	375	(25)	(220)	130	220	—
NSI	417	(123)	(294)	—	330	—
RBC	80	—	—	80	—	—
TDB	89	(89)	—	—	—	—
UBS	1,624	(113)	(32)	1,479	—	32
Derivatives eligible for offset	15,540	(8,754)	(2,008)	4,778
Derivatives not eligible for offset	15,056				—	—
	30,596
Derivative Liabilities by Counterparty*
BCL	273	(273)	—	—	—	—
BNP	261	(261)	—	—	—	—
BOA	2	(2)	—	—	—	—
CIT	1,363	(1,363)	—	—	—	3,776
DUB	915	(693)	—	222	—	—
GSC	223	(223)	—	—	—	—
HSB	52	(52)	—	—	—	—
JPM	7,461	(5,537)	(1,924)	—	—	4,873
MSC	25	(25)	—	—	—	—
NSI	123	(123)	—	—	—	—
SCB	1	—	—	1	—	—
TDB	92	(89)	—	3	—	—
UBS	113	(113)	—	—	—	66,860
Derivatives eligible for offset	10,904	(8,754)	(1,924)	226
Derivatives not eligible for offset	5,602				41,331	5,467
	16,506

JNL/BlackRock Global Allocation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Contracts for Difference ($)
Average monthly volume	27,318	1,588,865	975,668	2,439,605	—	49,240	32,033	67,451

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/Fidelity Institutional Asset Management Total Bond Fund Derivative Strategies – The Fund entered into options contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as a part of its investment strategy and to obtain exposure to or hedge changes in interest rates, inflation and in interest rate swap valuations. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions. The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to provide a measure of protection against defaults of issuers, on asset-backed securities to provide a measure of protection against defaults of the referenced obligation and on asset-backed securities to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds.

JNL/Fidelity Institutional Asset Management Total Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Purchased options, at value	—	—	—	—	377	377
[8] Variation margin on futures/futures options contracts	—	—	—	—	119	119
[8] Variation margin on swap agreements	—	—	—	—	14	14
OTC swap agreements	—	18	—	—	—	18
OTC swap premiums paid	—	730	—	—	—	730
Total derivative instruments assets	—	748	—	—	510	1,258
Derivative instruments liabilities:
Written options, at value	—	—	—	—	225	225
[8] Variation margin on futures/futures options contracts	—	—	—	—	1	1
[8] Variation margin on swap agreements	—	—	—	—	16	16
OTC swap agreements	—	232	—	—	—	232
OTC swap premiums received	—	30	—	—	—	30
Total derivative instruments liabilities	—	262	—	—	242	504
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	63	63
Futures/futures options contracts	—	—	—	—	267	267
Swap agreements	—	(23)	—	—	(863)	(886)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	(87)	(87)
Written options	—	—	—	—	43	43
Futures/futures options contracts	—	—	—	—	2,212	2,212
Swap agreements	—	(214)	—	—	(545)	(759)

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
GSC	—	—	—	—	—	323
JPM	377	(27)	—	350	—	—
MSC	18	(18)	—	—	—	—
Derivatives eligible for offset	395	(45)	—	350
Derivatives not eligible for offset	863				—	—
	1,258
Derivative Liabilities by Counterparty*
CIT	79	—	—	79	—	—
GSC	328	—	—	328	—	—
JPM	27	(27)	—	—	—	—
MSC	23	(18)	—	5	—	—
Derivatives eligible for offset	457	(45)	—	412
Derivatives not eligible for offset	47				—	3,582
	504

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/Fidelity Institutional Asset Management Total Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	511	72,780	—	12,251	—	3,900	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/Franklin Templeton Income Fund – The Fund entered into options contracts as a means of risk management/hedging, to generate income, and to obtain exposure to or hedge changes in securities prices. The Fund into futures contracts to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions.

JNL/Franklin Templeton Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments liabilities:
[8] Variation margin on futures/futures options contracts	—	—	—	—	92	92
Total derivative instruments liabilities	—	—	—	—	92	92
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Written option contracts	—	—	243	—	—	243
Futures/futures options contracts	—	—	—	—	(4,649)	(4,649)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	—	3,749	3,749

JNL/ Franklin Templeton Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	94	65,562	—	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/JPMorgan Global Allocation Fund Derivatives Strategies – The Fund entered into options contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and to obtain exposure to or hedge changes in securities prices. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as a means of short-term cash deployment, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts as a means of risk management/hedging.

JNL/JPMorgan Global Allocation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	701	—	701
[8] Variation margin on futures/futures options contracts	—	—	32	—	91	123
Total derivative instruments assets	—	—	32	701	91	824
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	146	—	146
[8] Variation margin on futures/futures options contracts	—	—	355	9	99	463
Total derivative instruments liabilities	—	—	355	155	99	609
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Purchased option contracts	—	—	6,288	—	—	6,288
Forward foreign currency contracts	—	—	—	(4,612)	—	(4,612)
Futures/futures options contracts	—	—	2,824	(6,270)	(22,376)	(25,822)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	780	—	—	780
Forward foreign currency contracts	—	—	—	7,263	—	7,263
Futures/futures options contracts	—	—	2,491	(3,723)	4,346	3,114

JNL/JPMorgan Global Allocation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	20	—	—	20	—	—
BNP	93	(60)	—	33	—	—
CIT	17	(13)	—	4	—	—
HSB	477	(30)	—	447	—	—
MSC	30	(30)	—	—	—	—
SSB	64	(1)	—	63	—	—
Derivatives eligible for offset	701	(134)	—	567
Derivatives not eligible for offset	123				—	—
	824
Derivative Liabilities by Counterparty*
BNP	60	(60)	—	—	—	—
CIT	13	(13)	—	—	—	—
HSB	30	(30)	—	—	—	—
MSC	38	(30)	—	8	—	—
SSB	1	(1)	—	—	—	—
TDB	4	—	—	4	—	—
Derivatives eligible for offset	146	(134)	—	12
Derivatives not eligible for offset	463				1,004	10,541
	609

JNL/JPMorgan Global Allocation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	624	525,217	195,826	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/JPMorgan Hedged Equity Fund Derivative Strategies - The Fund entered into options contracts as a means of risk management/hedging. The Fund entered into futures contracts as a means of risk management/hedging and to manage cash flows.

JNL/JPMorgan Hedged Equity Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Purchased options, at value	—	—	7,208	—	—	7,208
[8] Variation margin on futures/futures options contracts	—	—	49	—	—	49
Total derivative instruments assets	—	—	7,257	—	—	7,257
Derivative instruments liabilities:
Written options, at value	—	—	7,519	—	—	7,519
[8] Variation margin on futures/futures options contracts	—	—	92	—	—	92
Total derivative instruments liabilities	—	—	7,611	—	—	7,611
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Purchased option contracts	—	—	(46,972)	—	—	(46,972)
Written option contracts	—	—	(37,261)	—	—	(37,261)
Futures/futures options contracts	—	—	3,373	—	—	3,373
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	(267)	—	—	(267)
Written options	—	—	(53)	—	—	(53)
Futures/futures options contracts	—	—	160	—	—	160

JNL/JPMorgan Hedged Equity Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	23,809	14,197	—	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/Mellon World Index Fund Derivative Strategies - The Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. The Fund entered into forward currency contracts to create foreign currency exposure in U.S. dollar cash balances.

JNL/Mellon World Index Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	7	—	7
[8] Variation margin on futures/futures options contracts	—	—	2	—	—	2
Total derivative instruments assets	—	—	2	7	—	9
Derivative instruments liabilities:
[8] Variation margin on futures/futures options contracts	—	—	10	—	—	10
Total derivative instruments liabilities	—	—	10	—	—	10
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(13)	—	(13)
Futures/futures options contracts	—	—	748	—	—	748
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(26)	—	(26)
Futures/futures options contracts	—	—	266	—	—	266

JNL/Mellon World Index Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	1	—	—	1	—	—
HSB	6	—	—	6	—	—
Derivatives eligible for offset	7	—	—	7
Derivatives not eligible for offset	2				—	—
	9
Derivative Liabilities by Counterparty*
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	10				265	—
	10

JNL/ Mellon World Index Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	4,869	1,716	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/Neuberger Berman Strategic Income Fund Derivative Strategies – The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices, inflation, interest rate swap valuations and credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as a means of short-term cash deployment, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in securities prices, interest rates and foreign currency rates, to hedge accrued dividends and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, as a means of risk management/hedging, to hedge foreign currency exposure between trade date and settlement date on investment security purchases and sales and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall, to maintain its ability to generate income at prevailing market rates and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to hedge a portfolio of credit default swap agreements or bonds, to obtain credit exposure, to provide a measure of protection against defaults of issuers, to speculate on changes in credit quality, to manage duration at the cross-sector level, on asset-backed securities to provide a measure of protection against defaults of the referenced obligation and on asset-backed securities to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/Neuberger Berman Strategic Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	542	—	542
[8] Variation margin on futures/futures options contracts	—	—	—	—	306	306
[8] Variation margin on swap agreements	—	—	—	—	18	18
OTC swap agreements	—	—	—	—	11	11
Total derivative instruments assets	—	—	—	542	335	877
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	1,730	—	1,730
[8] Variation margin on futures/futures options contracts	—	—	—	—	75	75
[8] Variation margin on swap agreements	—	6	—	—	9	15
Total derivative instruments liabilities	—	6	—	1,730	84	1,820
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(1,603)	—	(1,603)
Futures/futures options contracts	—	—	—	—	10,315	10,315
Swap agreements	—	3,665	—	—	152	3,817
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	1,235	—	1,235
Futures/futures options contracts	—	—	—	—	(7,046)	(7,046)
Swap agreements	—	144	—	—	567	711

JNL/Neuberger Berman Strategic Income Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CIT	82	(82)	—	—	—	—
GSC	255	(255)	—	—	—	—
JPM	11	(11)	—	—	—	—
SCB	37	(5)	—	32	—	—
SSB	168	(168)	—	—	—	—
Derivatives eligible for offset	553	(521)	—	32
Derivatives not eligible for offset	324				—	—
	877
Derivative Liabilities by Counterparty*
CIT	103	(82)	—	21	—	—
GSC	595	(255)	(100)	240	100	—
JPM	11	(11)	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
SCB	5	(5)	—	—	—	—
SSB	1,016	(168)	—	848	—	—
Derivatives eligible for offset	1,730	(521)	(100)	1,109
Derivatives not eligible for offset	90				4,320	—
	1,820

JNL/Neuberger Berman Strategic Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	258,763	57,802	19,870	—	21,851	22,135

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/PIMCO Income Fund Derivative Strategies – The Fund entered into option contracts as a substitute for investment in physical securities, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices, inflation, interest rate swap valuations and credit default swap valuations and to take position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physcial securities, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to magange cash flows, to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitue for investment in physical securities, to obtain credit exposure and to provide a measure of protection against defaults of issuers. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/PIMCO Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	2,802	—	2,802
[8] Variation margin on futures/futures options contracts	—	—	—	—	385	385
[8] Variation margin on swap agreements	—	3	—	—	2,081	2,084
OTC swap agreements	—	2,843	—	—	—	2,843
OTC swap premiums paid	—	2,366	—	—	—	2,366
Total derivative instruments assets	—	5,212	—	2,802	2,466	10,480
Derivative instruments liabilities:
Written options, at value	—	—	—	—	694	694
Forward foreign currency contracts	—	—	—	3,679	—	3,679
[8] Variation margin on futures/futures options contracts	—	—	—	—	128	128
[8] Variation margin on swap agreements	—	77	—	—	1,345	1,422
OTC swap agreements	—	1,703	—	—	—	1,703
OTC swap premiums received	—	3,152	—	—	—	3,152
Total derivative instruments liabilities	—	4,932	—	3,679	2,167	10,778
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Written option contracts	—	7	—	—	5,220	5,227
Forward foreign currency contracts	—	—	—	696	—	696
Futures/futures options contracts	—	—	—	—	5,118	5,118
Swap agreements	—	11,632	—	—	(13,988)	(2,356)
Net change in unrealized appreciation (depreciation) on:
Written options	—	(5)	—	—	726	721
Forward foreign currency contracts	—	—	—	(998)	—	(998)
Futures/futures options contracts	—	—	—	—	(5,493)	(5,493)
Swap agreements	—	2,364	—	—	13,355	15,719

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/PIMCO Income Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	364	(364)	—	—	—	—
BOA	81	(81)	—	—	—	—
CIT	448	(448)	—	—	—	—
DUB	69	(69)	—	—	—	—
GSC	4,651	(504)	(2,467)	1,680	2,467	—
JPM	32	(32)	—	—	—	—
Derivatives eligible for offset	5,645	(1,498)	(2,467)	1,680
Derivatives not eligible for offset	4,835				—	—
	10,480
Derivative Liabilities by Counterparty*
BCL	580	(364)	(216)	—	—	555
BOA	773	(81)	(692)	—	—	745
CIT	3,573	(448)	(1,918)	1,207	—	1,918
DUB	294	(69)	—	225	—	—
GSC	504	(504)	—	—	—	601
JPM	352	(32)	(272)	48	—	272
Derivatives eligible for offset	6,076	(1,498)	(3,098)	1,480
Derivatives not eligible for offset	4,702				24,786	4,926
	10,778

	Gross Amount Presented in the Statement of Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	39,860	(39,860)	—	—	—	—
BOA	122,948	(118,926)	(4,022)	—	9,970	—
GSC	310,558	(310,310)	(248)	—	5,310	—
JPM	93,641	(92,607)	(163)	871	163	—
MSC	150,423	(148,972)	(1,451)	—	2,693	—
MZS	71,692	(71,459)	(233)	—	5,020	—
	789,122	(782,134)	(6,117)	871

Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	39,860	(39,860)	—	—	—	—
BOA	118,926	(118,926)	—	—	—	—
GSC	310,310	(310,310)	—	—	—	—
JPM	92,607	(92,607)	—	—	—	—
MSC	148,972	(148,972)	—	—	—	—
MZS	71,459	(71,459)	—	—	—	—
	782,134	(782,134)	—	—

JNL/PIMCO Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	1,952	216,515	354,301	3,259,131	—	382,284	950

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/PIMCO Investment Grade Credit Bond Fund Derivative Strategies - The Fund entered into option contracts as a substitute for investment in physical securities, to generate income, to obtain exposure to or hedge changes in interest rates, securities prices, inflation, interest rate swap valuations and credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitute for investment in physical securities, an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to obtain credit exposure and to provide a measure of protection against defaults of issuers.

JNL/PIMCO Investment Grade Credit Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	472	—	472
[8] Variation margin on futures/futures options contracts	—	—	—	—	16	16
[8] Variation margin on swap agreements	—	2	—	—	360	362
OTC swap agreements	—	163	—	—	—	163
OTC swap premiums paid	—	7	—	—	—	7
Total derivative instruments assets	—	172	—	472	376	1,020
Derivative instruments liabilities:
Written options, at value	—	—	—	—	83	83
Forward foreign currency contracts	—	—	—	848	—	848
[8] Variation margin on futures/futures options contracts	—	—	—	—	26	26
[8] Variation margin on swap agreements	—	15	—	—	197	212
OTC swap agreements	—	4	—	—	—	4
OTC swap premiums received	—	134	—	—	—	134
Total derivative instruments liabilities	—	153	—	848	306	1,307
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Written option contracts	—	4	—	—	251	255
Forward foreign currency contracts	—	—	—	(271)	—	(271)
Futures/futures options contracts	—	—	—	—	(338)	(338)
Swap agreements	—	1,930	—	—	(728)	1,202
Net change in unrealized appreciation (depreciation) on:
Written options	—	(4)	—	—	(11)	(15)
Forward foreign currency contracts	—	—	—	213	—	213
Futures/futures options contracts	—	—	—	—	1,206	1,206
Swap agreements	—	299	—	—	1,781	2,080

JNL/PIMCO Investment Grade Credit Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	42	(15)	—	27	—	—
BNP	4	(4)	—	—	—	433
BOA	124	(124)	—	—	—	—
CIT	77	(73)	—	4	—	—
GSC	84	(84)	—	—	—	—
JPM	217	(15)	—	202	—	—
MSC	87	(80)	—	7	—	—
Derivatives eligible for offset	635	(395)	—	240
Derivatives not eligible for offset	385				—	—
	1,020
Derivative Liabilities by Counterparty*
BCL	15	(15)	—	—	—	—
BNP	309	(4)	—	305	—	—
BOA	270	(124)	—	146	—	—
BPC	3	—	—	3	—	—
CIT	73	(73)	—	—	—	—
GSC	120	(84)	—	36	—	—
JPM	15	(15)	—	—	—	—
MSC	80	(80)	—	—	—	20

JNL Series Trust

Notes to Financial Statements

December 31, 2023

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
SCB	1	—	—	1	—	—
UBS	49	—	—	49	—	—
Derivatives eligible for offset	935	(395)	—	540
Derivatives not eligible for offset	372				8,171	8,426
	1,307

	Gross Amount Presented in the Statement of Assets and Liabilities[7]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	10,160	(10,149)	—	11	—	—
BOA	5,585	(5,516)	(69)	—	1,810	—
CGM	16,667	(16,418)	(249)	—	330	—
GSC	30,457	(30,318)	(139)	—	560	—
JPM	32,266	(31,977)	(256)	33	256	—
UBS	14,765	(14,035)	(730)	—	1,000	—
WFC	305	(304)	—	1	—	—
	110,205	(108,717)	(1,443)	45

Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	10,149	(10,149)	—	—	—	—
BOA	5,516	(5,516)	—	—	—	—
CGM	16,418	(16,418)
GSC	30,318	(30,318)	—	—	—	—
JPM	31,977	(31,977)	—	—	—	—
UBS	14,035	(14,035)	—	—	—	—
WFC	304	(304)	—	—	—	—
	108,717	(108,717)	—	—

JNL/PIMCO Investment Grade Credit Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	27	72,613	73,851	50,475	—	96,977	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/PIMCO Real Return Fund Derivative Strategies - The Fund entered into option contracts as a directional investment, as a substitute for investment in physical securities, as a means of risk management/hedging, to generate income, to obtain exposure to or hedge changes in foreign currencies, interest rates, securities prices, inflation, interest rate swap valuations and credit default swap valuations and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts as a substitue for investment in physcial securites, as a means of short-term cash deployment, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to manage cash flows, to obtain exposure to or hedge changes in interest rates, and replicate treasury bond positions. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, as a substitute for investment in physical securities, to execute yield curve, swap spread and sovereign relative value trades and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to obtain credit exposure and to provide a measure of protection against defaults of issuers. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in interest rates and securities prices, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/PIMCO Real Return Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	20	—	20
[8] Variation margin on futures/futures options contracts	—	—	—	—	1,393	1,393
[8] Variation margin on swap agreements	—	—	—	—	1,887	1,887
OTC swap agreements	—	—	—	—	3,938	3,938
Total derivative instruments assets	—	—	—	20	7,218	7,238
Derivative instruments liabilities:
Written options, at value	—	—	—	—	3,676	3,676
Forward foreign currency contracts	—	—	—	2,798	—	2,798
[8] Variation margin on futures/futures options contracts	—	—	—	—	765	765
[8] Variation margin on swap agreements	—	—	—	—	2,456	2,456
OTC swap agreements	—	—	—	—	286	286
Total derivative instruments liabilities	—	—	—	2,798	7,183	9,981
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(2,829)	(2,829)
Written option contracts	—	—	—	—	5,299	5,299
Forward foreign currency contracts	—	—	—	2,059	—	2,059
Futures/futures options contracts	—	—	—	—	1,751	1,751
Swap agreements	—	47	—	—	(29,780)	(29,733)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	(387)	(387)
Written options	—	—	—	—	556	556
Forward foreign currency contracts	—	—	—	186	—	186
Futures/futures options contracts	—	—	—	—	(10,581)	(10,581)
Swap agreements	—	(44)	—	—	36,053	36,009

JNL/PIMCO Real Return Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CIT	20	(20)	—	—	—	—
MSC	3,938	(967)	(2,971)	—	3,290	—
Derivatives eligible for offset	3,958	(987)	(2,971)	—
Derivatives not eligible for offset	3,280				—	—
	7,238
Derivative Liabilities by Counterparty*
BCL	582	—	(485)	97	—	485
BNP	7	—	(7)	—	—	741
BPC	775	—	—	775	—	—
CIT	3,071	(20)	(3,051)	—	—	3,178
GSC	1,154	—	(1,154)	—	—	1,168
JPM	170	—	—	170	—	—
MSC	967	(967)	—	—	—	—
UBS	34	—	—	34	—	—
Derivatives eligible for offset	6,760	(987)	(4,697)	1,076

JNL Series Trust

Notes to Financial Statements

December 31, 2023

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivatives not eligible for offset	3,221				11,651	6,348
	9,981

	Gross Amount Presented in the Statements of Assets and Liabilities[7]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	89,574	(88,012)	(1,562)	—	2,135	—
BOA	5,122	(5,114)	(8)	—	290	—
GSC	565,093	(565,093)	—	—	3,560	—
JPM	1,050	(1,050)	—	—	—	—
MSC	302,080	(302,080)	—	—	838	—
	962,919	(961,349)	(1,570)	—

Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	88,012	(88,012)	—	—	—	—
BOA	5,114	(5,114)	—	—	—	—
GSC	567,517	(565,093)	—	2,424	—	—
JPM	1,053	(1,050)	—	3	—	—
MSC	302,121	(302,080)	—	41	—	—
	963,817	(961,349)	—	2,468

JNL/PIMCO Real Return Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	3,681	755,219	171,522	584,369	—	646	379,518

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/T. Rowe Price Capital Appreciation Fund Derivative Strategies - The Fund entered into options contracts to generate income and to obtain exposure to or hedge changes in security prices. The Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settle dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

JNL/T. Rowe Price Capital Appreciation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments liabilities:
Written options, at value	—	—	32,192	—	—	32,192
Total derivative instruments liabilities	—	—	32,192	—	—	32,192
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Written option contracts	—	—	(17,170)	—	—	(17,170)
Forward foreign currency contracts	—	—	—	(60)	—	(60)
Net change in unrealized appreciation (depreciation) on:
Written options	—	—	(27,882)	—	—	(27,882)

JNL/T.Rowe Price Capital Appreciation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	—				—	—
	—
Derivative Liabilities by Counterparty*
BOA	938	—	(938)	—	—	11,013
CIT	7,023	—	—	7,023	—	—
GSC	5,921	—	(5,921)	—	—	8,236
JPM	5,391	—	—	5,391	—	—
SSB	2,815	—	—	2,815	—	—
UBS	2,148	—	(2,148)	—	—	9,471
WFI	7,956	—	(7,956)	—	—	15,482
Derivatives eligible for offset	32,192	—	(16,963)	15,229
Derivatives not eligible for offset	—				—	—
	32,192

JNL/T.Rowe Price Capital Appreciation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	72,334	—	236	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/T. Rowe Price Short-Term Bond Fund – The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. The Fund entered into credit default swap agreements as a substitute for investment in physical securities, to obtain credit exposure and to provide a measure of protection against defaults of issuers.

JNL/T. Rowe Price Short-Term Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
[8] Variation margin on futures/futures options contracts	—	—	—	—	240	240
OTC swap premiums paid	—	413	—	—	—	413
Total derivative instruments assets	—	413	—	—	240	653
Derivative instruments liabilities:
[8] Variation margin on futures/futures options contracts	—	—	—	—	10	10
OTC swap agreements	—	312	—	—	—	312
Total derivative instruments liabilities	—	312	—	—	10	322
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Futures/futures options contracts	—	—	—	—	(4,048)	(4,048)
Swap agreements	—	(404)	—	—	—	(404)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	—	(236)	(236)
Swap agreements	—	(312)	—	—	—	(312)

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
MSC	—	—	—	—	226	—
Derivatives eligible for offset	—	—	—	—
Derivatives not eligible for offset	653				—	—
	653
Derivative Liabilities by Counterparty*
MSC	312	—	—	312	—	—
Derivatives eligible for offset	312	—	—	312
Derivatives not eligible for offset	10				—	1,839
	322

JNL/T. Rowe Price Short-Term Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	390,045	—	—	—	27,473	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/Westchester Capital Event Driven Fund Derivative Strategies - The Fund entered into option contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy, to generate income and to obtain exposure to or hedge changes in securities prices. The Fund entered into forward foreign currency contracts as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into total return swap agreements as a substitute for investment in physical securities.

JNL/Westchester Capital Event Driven Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Purchased options, at value	—	—	77	—	—	77
OTC swap agreements	—	—	1,465	—	15	1,480
Total derivative instruments assets	—	—	1,542	—	15	1,557
Derivative instruments liabilities:
Written options, at value	—	—	1,863	—	—	1,863
Forward foreign currency contracts	—	—	—	95	—	95
OTC swap agreements	—	—	1,539	—	—	1,539
Total derivative instruments liabilities	—	—	3,402	95	—	3,497
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Purchased option contracts	—	—	(1,546)	—	—	(1,546)
Written option contracts	—	—	2,028	—	—	2,028
Forward foreign currency contracts	—	—	—	57	—	57
Swap agreements	—	—	1,240	—	—	1,240
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	(564)	—	—	(564)
Written options	—	—	(307)	—	—	(307)
Forward foreign currency contracts	—	—	—	(45)	—	(45)
Swap agreements	—	—	1,372	—	15	1,387

JNL/Westchester Capital Event Driven Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	61	(6)	—	55	—	—
GSC	1,131	(1,131)	—	—	—	—
JPM	312	(195)	—	117	—	—
Derivatives eligible for offset	1,504	(1,332)	—	172
Derivatives not eligible for offset	53				—	—
	1,557
Derivative Liabilities by Counterparty*
BOA	6	(6)	—	—	230	—
GSC	1,437	(1,131)	(250)	56	250	—
JPM	195	(195)	—	—	1,510	—
Derivatives eligible for offset	1,638	(1,332)	(250)	56
Derivatives not eligible for offset	1,859				—	—
	3,497

JNL/Westchester Capital Event Driven Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	2,413	—	13,314	—	—	—	39,338

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/Western Asset Global Multi-Sector Bond Fund Derivative Strategies – The Fund entered into options contracts as a means of risk management/hedging and to obtain exposure to or hedge changes in foreign currencies. The Fund entered into futures contracts as a means of risk management/hedging and to obtain exposure to or hedge changes in interest rates. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies.

JNL/Western Asset Global Multi-Sector Bond Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
Purchased options, at value	—	—	—	1	—	1
Forward foreign currency contracts	—	—	—	1,048	—	1,048
[8] Variation margin on futures/futures options contracts	—	—	—	—	24	24
Total derivative instruments assets	—	—	—	1,049	24	1,073
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	3,152	—	3,152
[8] Variation margin on futures/futures options contracts	—	—	—	—	285	285
Total derivative instruments liabilities	—	—	—	3,152	285	3,437
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Purchased option contracts	—	—	—	(62)	(102)	(164)
Forward foreign currency contracts	—	—	—	(6,465)	—	(6,465)
Futures/futures options contracts	—	—	—	—	(1,588)	(1,588)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	(27)	—	(27)
Forward foreign currency contracts	—	—	—	1,655	—	1,655
Futures/futures options contracts	—	—	—	—	2,207	2,207

JNL/Western Asset Global Multi-Sector Bond Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BNP	303	(303)	—	—	—	—
GSC	137	(137)	—	—	—	24
MSC	609	—	—	609	—	—
Derivatives eligible for offset	1,049	(440)	—	609
Derivatives not eligible for offset	24				—	—
	1,073
Derivative Liabilities by Counterparty*
BNP	2,330	(303)	—	2,027	—	—
BOA	162	—	(120)	42	120	—
GSC	452	(137)	—	315	—	—
JPM	208	—	—	208	—	—
Derivatives eligible for offset	3,152	(440)	(120)	2,592
Derivatives not eligible for offset	285				2,606	—
	3,437

JNL/Western Asset Global Multi-Sector Bond Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	27	71,256	98,161	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/ WMC Balanced Fund Derivative Strategies – The Fund entered into futures contracts as a means of risk management/hedging, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in securities prices and to replicate treasury bond positions. The Fund entered into forward foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

JNL/WMC Balanced Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023
Derivative instruments assets:
[8] Variation margin on futures/futures options contracts	—	—	—	—	15	15
Total derivative instruments assets	—	—	—	—	15	15
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	14	—	14
Futures/futures options contracts	—	—	—	—	1,110	1,110
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(2)	—	(2)
Futures/futures options contracts	—	—	—	—	322	322

JNL/WMC Balanced Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	163,614	2,674	—	—	—	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

The financial instruments eligible for offset table is presented for the following Funds, which held derivatives instruments with significant exposure to several counterparties which were eligible for offset with each counterparty.

JNL Bond Index Fund – Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statement of Assets and Liabilities[7]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	4,176	(4,149)	—	27	—	—
BOA	10,977	(10,831)	(146)	—	263	—
GSC	4,150	(4,150)	—	—	—	—
JPM	7,018	(6,939)	—	79	—	—
MSC	5,923	(5,923)	—	—	—	—
NSI	8,097	(7,967)	—	130	—	—
WFC	11,273	(11,002)	(271)	—	290	—
	51,614	(50,961)	(417)	236

Master Forward Agreement Transaction Liabilities by Counterparty*

BCL	4,149	(4,149)	—	—	—	—
BOA	10,831	(10,831)	—	—	—	—
GSC	4,172	(4,150)	—	22	—	—
JPM	6,939	(6,939)	—	—	—	—
MSC	5,956	(5,923)	—	33	—	—
NSI	7,967	(7,967)	—	—	—	—
WFC	11,002	(11,002)	—	—	—	—
	51,016	(50,961)	—	55

JNL/AB Sustainable Global Thematic Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	53	(41)	—	12	—	—
CIT	12	(12)	—	—	—	—
MSC	8	(1)	—	7	—	—
Derivatives eligible for offset	73	(54)	—	19
Derivatives not eligible for offset	—				—	—
	73
Derivative Liabilities by Counterparty*
BOA	41	(41)	—	—	—	—
CIT	24	(12)	—	12	—	—
MSC	1	(1)	—	—	—	—
Derivatives eligible for offset	66	(54)	—	12
Derivatives not eligible for offset	—				—	—
	66

JNL/DoubleLine Shiller Enhanced CAPE Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	27,390	(745)	(26,645)	—	—	39,754

JNL Series Trust

Notes to Financial Statements

December 31, 2023

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
BNP	26,727	(240)	(26,487)	—	—	31,583
BOA	17,957	—	(17,957)	—	—	21,007
CIB	43,423	—	(43,423)	—	—	48,462
Derivatives eligible for offset	115,497	(985)	(114,512)	—
Derivatives not eligible for offset	—				—	—
	115,497
Derivative Liabilities by Counterparty*
BCL	745	(745)	—	—	—	—
BNP	240	(240)	—	—	—	—
Derivatives eligible for offset	985	(985)	—	—
Derivatives not eligible for offset	—				—	—
	985
1 Amounts eligible for offset are presented on a gross basis in the Statements of Assets and Liabilities.

2 Financial instruments eligible for offset, but not offset in the Statements of Assets and Liabilities.

3 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

4 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

5 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

6 The derivative instruments outstanding as of December 31, 2023, as disclosed in the Schedules of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2023, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

7 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investments. The net amount reflects net unrealized gain or loss offset by any collateral with the counterparty. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

8 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 717 in the Schedules of Investments.

The derivative strategy for Funds which had significant derivative exposure during the year is as follows: JNL Mid Cap Index Fund, JNL S&P 500 Index Fund, JNL Small Cap Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Dow Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon U.S. Stock Market Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar U.S. Sustainability Index Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI Fundamental U.S. Small Cap Fund and JNL/RAFI Multi-Factor U.S. Equity Fund entered into futures contracts as a substitute for investment in physical securities, to manage cash flows and to hedge accrued dividends. JNL/AB Sustainable Global Thematic Fund entered into forward foreign currency contracts as a means of risk management/hedging. JNL/AQR Large Cap Defensive Style Fund entered into futures contracts to manage cash flows. JNL/DFA International Core Equity Fund entered into futures contracts as a means of short-term cash deployment and to manage cash flows. JNL/DoubleLine Core Fixed Income Fund entered into forward foreign currency contracts as a means of risk management/hedging and to reduce foreign currency exposure on investment securities denominated in foreign currencies. JNL/DoubleLine Shiller Enhanced CAPE Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy. JNL/Lord Abbett Short Duration Income Fund entered into futures contracts as a substitute for investment in physical securities, as a means of risk management/hedging, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, to obtain exposure to or hedge changes in interest rates and securities prices and to replicate treasury bond positions. JNL/Neuberger Berman Commodity Strategy Fund and JNL/Neuberger Berman Gold Plus Strategy Fund entered into futures contracts as an efficient means of obtaining exposure to certain markets as part of its investment strategy. JNL/PPM America Total Return Fund entered into futures contracts as a means of risk management/hedging and to obtain exposure to or hedge changes in interest rates. JNL/T. Rowe Price Balanced Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates. JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL/Baillie Gifford International Growth Fund, JNL/BlackRock Global Natural Resources Fund, JNL/BlackRock Large Cap Select Growth Fund, JNL/Causeway International Value Select Fund, JNL/DFA International Core Equity Fund, JNL/First Sentier Global Infrastructure Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Harris Oakmark Global Equity Fund, JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Growth Fund, JNL/Invesco Small Cap Growth Fund, JNL/Lazard International Strategic Equity Fund, JNL/Loomis Sayles Global Growth Fund, JNL/MFS Mid Cap Value Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Value Fund, JNL/WCM China Quality Growth Fund, JNL/WCM Focused International Equity Fund, JNL/William Blair International Leaders Fund, JNL/WMC Equity Income Fund and JNL/WMC Global Real Estate Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contracts’ trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes.

The derivative instruments outstanding as of December 31, 2023, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and change in unrealized gains and losses on derivative instruments during the year ended December 31, 2023, as disclosed in the Statements of

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Operations, also serve as indicators of the derivative volume for the Funds. For Funds which did not have significant exposure to more than one type of derivative during the year, the average monthly derivative volume (in thousands) is as follows:

	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Total Return Swap Agreements ($)
JNL Mid Cap Index Fund	29,622	—	—
JNL Small Cap Index Fund	11,756	—	—
JNL Multi-Manager Emerging Markets Equity Fund	—	1,134	—
JNL Multi-Manager International Small Cap Fund	—	1,106	—
JNL Multi-Manager Small Cap Growth Fund	—	51	—
JNL S&P 500 Index Fund	2,935	—	—
JNL/AB Sustainable Global Thematic Fund	—	5,208	—
JNL/AQR Large Cap Defensive Style Fund	13,486	—	—
JNL/Baillie Gifford International Growth Fund	—	491	—
JNL/BlackRock Global Natural Resources Fund	—	2,103	—
JNL/BlackRock Large Cap Select Growth Fund	—	71	—
JNL/Causeway International Value Select Fund	—	5,498	—
JNL/DFA International Core Equity Fund	308	63	—
JNL/DoubleLine Core Fixed Income Fund	—	218	—
JNL/DoubleLine Shiller Enhanced CAPE Fund	—	—	1,864,808
JNL/First Sentier Global Infrastructure Fund	—	154	—
JNL/GQG Emerging Markets Equity Fund	—	1,265	—
JNL/Harris Oakmark Global Equity Fund	—	497	—
JNL/Invesco Diversified Dividend Fund	—	81	—
JNL/Invesco Global Growth Fund	—	945	—
JNL/Invesco Small Cap Growth Fund	—	14	—
JNL/Lazard International Strategic Equity Fund	—	2,117	—
JNL/Loomis Sayles Global Growth Fund	—	613	—
JNL/Lord Abbett Short Duration Income Fund	463,728	—	—
JNL/Mellon Communication Services Sector Fund	2,507	—	—
JNL/Mellon Consumer Discretionary Sector Fund	5,667	—	—
JNL/Mellon Consumer Staples Sector Fund	2,906	—	—
JNL/Mellon Dow Index Fund	11,915	—	—
JNL/Mellon Energy Sector Fund	17,653	—	—
JNL/Mellon Financial Sector Fund	8,297	—	—
JNL/Mellon Healthcare Sector Fund	12,100	—	—
JNL/Mellon Industrials Sector Fund	1,517	—	—
JNL/Mellon Information Technology Sector Fund	23,825	—	—
JNL/Mellon Materials Sector Fund	1,175	—	—
JNL/Mellon Nasdaq 100 Index Fund	81,413	—	—
JNL/Mellon Real Estate Sector Fund	1,019	—	—
JNL/Mellon S&P 500 Index Fund	116,622	—	—
JNL/Mellon U.S. Stock Market Index Fund	29,395	—	—
JNL/Mellon Utilities Sector Fund	3,206	—	—
JNL/MFS Mid Cap Value Fund	—	30	—
JNL/Morningstar PitchBook Listed Private Equity Index Fund	—	15	—
JNL/Morningstar U.S. Sustainability Index Fund	1,130	—	—
JNL/Morningstar Wide Moat Index Fund	9,223	—	—
JNL/Neuberger Berman Commodity Strategy Fund	264,566	—	—
JNL/Neuberger Berman Gold Plus Strategy Fund	24,381	—	—
JNL/PPM America Total Return Fund	258,259	—	—
JNL/RAFI Fundamental U.S. Small Cap Fund	1,626	—	—
JNL/RAFI Multi-Factor U.S. Equity Fund	9,717	—	—
JNL/T. Rowe Price Balanced Fund	8,671	157	—
JNL/T. Rowe Price Established Growth Fund	—	505	—
JNL/T. Rowe Price Value Fund	—	58	—
JNL/WCM China Quality Growth Fund	—	22	—
JNL/WCM Focused International Equity Fund	—	2,870	—
JNL/William Blair International Leaders Fund	—	3,217	—
JNL/WMC Equity Income Fund	—	704	—
JNL/WMC Global Real Estate Fund	—	1,887	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Pledged or Segregated Collateral. The following tables summarize cash and securities collateral pledged (in thousands) for Funds at December 31, 2023 for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

				Option Contracts
		Futures Contracts
	Counterparties	Pledged or Segregated Cash($)	Pledged or Segregated Securities($)	Pledged or Segregated Securities($)
JNL Emerging Markets Index Fund	GSC	374	—	—
JNL International Index Fund	GSC	693	—	—
JNL Mid Cap Index Fund	GSC	1,750	—	—
JNL Small Cap Index Fund	GSC	819	—	—
JNL S&P 500 Index Fund	GSC	120	—	—
JNL/AQR Large Cap Defensive Style Fund	JPM	389	—	—
JNL/Franklin Templeton Income Fund	MSC	1,841	—	—
JNL/JPMorgan Hedged Equity Fund	GSC	943	—	369,891
JNL/Lord Abbett Short Duration Income Fund	BOA	1,341	—	—
JNL/Mellon Communication Services Sector Fund	GSC	202	—	—
JNL/Mellon Consumer Discretionary Sector Fund	GSC	252	—	—
JNL/Mellon Consumer Staples Sector Fund	GSC	225	—	—
JNL/Mellon Dow Index Fund	GSC	606	—	—
JNL/Mellon Energy Sector Fund	GSC	1,369	—	—
JNL/Mellon Financial Sector Fund	GSC	459	—	—
JNL/Mellon Healthcare Sector Fund	GSC	710	—	—
JNL/Mellon Industrials Sector Fund	GSC	114	—	—
JNL/Mellon Information Technology Sector Fund	GSC	984	—	—
JNL/Mellon Materials Sector Fund	GSC	94	—	—
JNL/Mellon Nasdaq 100 Index Fund	GSC	3,669	—	—
JNL/Mellon Real Estate Sector Fund	GSC	107	—	—
JNL/Mellon S&P 500 Index Fund	GSC	2,982	—	—
JNL/Mellon U.S. Stock Market Index Fund	GSC	1,895	—	—
JNL/Mellon Utilities Sector Fund	GSC	203	—	—
JNL/Morningstar U.S. Sustainability Index Fund	GSC	110	—	—
JNL/Morningstar Wide Moat Index Fund	GSC	578	—	—
JNL/Neuberger Berman Commodity Strategy Fund	GSC	8,721	—	—
JNL/Neuberger Berman Gold Plus Strategy Fund	GSC	2,160	—	—
JNL/PPM America Total Return Fund	MLP	4,202	—	—
JNL/RAFI Fundamental U.S. Small Cap Fund	GSC	109	—	—
JNL/RAFI Multi-Factor U.S. Equity Fund	GSC	636	—	—
JNL/T. Rowe Price Balanced Fund	JPM	—	131	—
JNL/WMC Balanced Fund	GSC	—	303	—

		Securities Sold Short
	Lending Agent/Prime Broker	Pledged Cash($)	Segregated Securities($)
JNL Multi-Manager Alternative Fund	JPM, SSB	25,778	344,607
JNL/BlackRock Global Allocation Fund	UBS	12,038	—
JNL/JPMorgan Global Allocation Fund	SSB	—	3,823
JNL/Westchester Capital Event Driven Fund	JPM	12,602	17,734

		TBA Securities
	Counterparty	Pledged Cash($)	Segregated Securities($)
JNL/BlackRock Global Allocation Fund	JPM	—	1,113
JNL/PPM America Total Return Fund	MSC	260	—

NOTE 7. PRINCIPAL RISKS

Market and Volatility Risk. In the normal course of business, certain Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because certain Funds may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by a Fund.

Concentration Risk. To the extent that a Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, including (if applicable) as a result of its investment objective to track the performance of an index, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk.

Underlying Fund Investment Risk. As it relates to Funds of Funds and Master Feeder Funds, each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or underlying fund in which it invests, if applicable. Additional risks associated with a Master Fund’s or underlying fund’s investments are described within the respective Master Fund’s or underlying fund’s annual shareholder report. The American Funds Insurance Series Master Funds’ shareholder reports are also available on the SEC’s website at www.sec.gov.

Feeder Funds and Funds of Funds Risks. The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments. The value of an investment in a Fund of Funds changes with the values of the corresponding underlying funds and their investments. The Master Fund’s and underlying fund’s shares may be purchased by other investment companies and shareholders. In some cases, the Master Fund or underlying fund may experience large subscriptions or redemptions due to allocation changes or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Like credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled, or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts (including futures, options on futures and certain swaps), the potential loss could exceed the value of the financial assets recorded in the financial statements for each Fund (or Master Fund or underlying fund, as applicable).

A Master Fund or underlying fund manages credit and counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. A Master Fund’s or underlying fund’s Adviser(s) and sub-advisers attempt to mitigate credit and counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and underlying fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions. In the event of default, the total fair value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Securities Risk. Investing in securities of foreign companies or issued by foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. Government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Leverage Risk. Certain Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions may involve leverage of a Fund’s assets. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Sanction Risk. When sanctions are placed on a country, a Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to several risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk. Russia launched a large-scale invasion of Ukraine in February 2022, which has resulted in the U.S. Government imposing sanctions on Russia. The current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact the Fund’s investments in Russian securities. In addition, the U.S. Government has imposed restrictions on U.S. investor participation in publicly traded securities of certain companies with ties to China’s military or surveillance industry (each a “CMIC Company”). If the Fund holds securities in a company later deemed to be a CMIC Company, the Fund may be forced to sell such securities and incur a loss. Such restrictions could also adversely affect China’s economy.

Convertible Securities Risk. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Real Estate Investment Risk. Certain Funds may concentrate their assets in the real estate industry and investments in these Funds will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

REIT Investment Risk. The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws; environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Participation Note Risk. Certain Funds may invest in P-Notes. P-Notes may contain various risks including the potential inability of the counterparty to fulfill its obligations under the terms of the contract. An issuer of P-Notes may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or credit rating may affect a security’s value. These securities may be more volatile and less liquid than other investments held by the Fund.

Master Limited Partnership Risk. Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation. Holders of MLPs have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk. When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may need to delay transactions, consistent with regulatory requirements, as a result and could impact the performance of a Fund.

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Market Disruption and Geopolitical Risk. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments and the Funds. Any of these occurrences could disrupt the operations of the Funds and of the Funds’ service providers.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedules indicate the range of the advisory fee at various net asset levels and the administrative fee each Fund was obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

Advisory Fees

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2023
JNL/American Funds Balanced Fund	$0 to $500 million	.550%
	$500 million to $3 billion	.500%
	$3 billion to $5 billion	.490%
	Over $5 billion	.480%	.51%
JNL/American Funds Bond Fund of America Fund	$0 to $1 billion	.400%
	$1 billion to $3 billion	.375%
	$3 billion to $5 billion	.350%
	Over $5 billion	.340%	.40%
JNL/American Funds Capital Income Builder Fund	$0 to $1 billion	.525%
	$1 billion to $3 billion	.500%
	$3 billion to $5 billion	.490%
	Over $5 billion	.480%	.53%
JNL/American Funds Capital World Bond Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.550%
	$3 billion to $5 billion	.540%
	Over $5 billion	.530%	.60%
JNL/American Funds Global Growth Fund	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.65%
JNL/American Funds Global Small Capitalization Fund	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.65%
JNL/American Funds Growth Fund	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.61%
JNL/American Funds Growth-Income Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.550%
	$3 billion to $5 billion	.540%
	Over $5 billion	.530%	.54%
JNL/American Funds International Fund	$0 to $1 billion	.750%
	$1 billion to $3 billion	.700%
	$3 billion to $5 billion	.690%
	Over $5 billion	.680%	.74%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2023
JNL/American Funds New World Fund	$0 to $1 billion	.950%
	$1 billion to $3 billion	.900%
	$3 billion to $5 billion	.890%
	Over $5 billion	.880%	.94%
JNL/American Funds Washington Mutual Investors Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.550%
	$3 billion to $5 billion	.540%
	Over $5 billion	.530%	.56%
JNL/Mellon Bond Index Fund	$0 to $500 million	.180%
	$500 million to $750 million	.150%
	$750 million to $3 billion	.140%
	$3 billion to $5 billion	.130%
	Over $5 billion	.120%	.16%
JNL/Mellon Emerging Markets Index Fund	$0 to $500 million	.300%
	$500 million to $750 million	.250%
	$750 million to $3 billion	.200%
	$3 billion to $5 billion	.190%
	Over $5 billion	.180%	.27%
JNL/Mellon International Index Fund	$0 to $500 million	.200%
	$500 million to $750 million	.150%
	$750 million to $3 billion	.140%
	$3 billion to $5 billion	.130%
	Over $5 billion	.120%	.15%
JNL/Mellon S&P 400 MidCap Index Fund	$0 to $500 million	.190%
	$500 million to $750 million	.140%
	$750 million to $3 billion	.130%
	$3 billion to $5 billion	.120%
	Over $5 billion	.110%	.14%
JNL/Mellon Small Cap Index Fund	$0 to $500 million	.190%
	$500 million to $750 million	.140%
	$750 million to $3 billion	.130%
	$3 billion to $5 billion	.120%
	Over $5 billion	.110%	.14%
JNL Aggressive Growth Allocation Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.10%
JNL Conservative Allocation Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.12%
JNL Growth Allocation Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.09%
JNL Moderate Allocation Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.09%
JNL Moderate Growth Allocation Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.09%
JNL/American Funds Growth Allocation Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.18%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.19%
JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.09%
JNL/Goldman Sachs Managed Conservative Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.11%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2023
JNL/Goldman Sachs Managed Growth Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.08%
JNL/Goldman Sachs Managed Moderate Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.09%
JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $500 million	.130%
	$500 million to $3 billion	.080%
	$3 billion to $5 billion	.075%
	Over $5 billion	.070%	.08%
JNL iShares Tactical Growth Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.150%
	$3 billion to $5 billion	.140%
	Over $5 billion	.130%	.20%
JNL iShares Tactical Moderate Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.150%
	$3 billion to $5 billion	.140%
	Over $5 billion	.130%	.20%
JNL iShares Tactical Moderate Growth Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.150%
	$3 billion to $5 billion	.140%
	Over $5 billion	.130%	.20%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.19%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.20%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.20%
JNL Bond Index Fund	All Assets	.200%	.20%
JNL Emerging Markets Index Fund	All Assets	.200%	.20%
JNL International Index Fund	All Assets	.200%	.20%
JNL Mid Cap Index Fund	All Assets	.200%	.20%
JNL Small Cap Index Fund	All Assets	.200%	.20%
JNL Multi-Manager Alternative Fund	$0 to $850 million	1.200%
	$850 million to $3 billion	1.100%
	$3 billion to $5 billion	1.090%
	Over $5 billion	1.080%	1.18%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $250 million	.800%
	$250 million to $3 billion	.750%
	$3 billion to $5 million	.740%
	Over $5 billion	.730%	.76%
JNL Multi-Manager International Small Cap Fund	$0 to $1 billion	.750%
	$1 billion to $3 billion	.725%
	$3 billion to $5 billion	.715%
	Over $5 billion	.705%	.75%
JNL Multi-Manager Mid Cap Fund	$0 to $500 million	.650%
	$500 million to $1 billion	.625%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.63%
JNL Multi-Manager Small Cap Growth Fund	$0 to $100 million	.650%
	$100 million to $500 million	.600%
	$500 million to $3 billion	.550%
	$3 billion to $5 billion	.540%
	Over $5 billion	.530%	.56%
JNL Multi-Manager Small Cap Value Fund	$0 to $200 million	.750%
	$200 million to $500 million	.670%
	$500 million to $3 billion	.650%
	$3 billion to $5 billion	.640%
	Over $5 billion	.630%	.67%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2023
JNL Multi-Manager U.S. Select Equity Fund	$0 to $1 billion	.530%
	$1 billion to $3 billion	.500%
	$3 billion to $5 billion	.480%
	Over $5 billion	.460%	.53%
JNL S&P 500 Index Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.20%
JNL/AB Sustainable Global Thematic Fund	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.550%
	Over $5 billion	.540%	.65%
JNL/AQR Large Cap Defensive Style Fund	$0 to $1 billion	.400%
	$1 billion to $3 billion	.370%
	$3 billion to $5 billion	.360%
	Over $5 billion	.350%	.40%
JNL/Baillie Gifford International Growth Fund	$0 to $1 billion	.530%
	$1 billion to $3 billion	.520%
	$3 billion to $5 billion	.510%
	Over $5 billion	.500%	.53%
JNL/Baillie Gifford U.S. Equity Growth Fund	$0 to $1 billion	.500%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.50%
JNL/BlackRock Global Allocation Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.565%
	$3 billion to $5 billion	.550%
	Over $5 billion	.540%	.58%
JNL/BlackRock Global Natural Resources Fund	$0 to $300 million	.600%
	$300 million to $1 billion	.500%
	$1 billion to $3 billion	.490%
	$3 billion to $5 billion	.480%
	Over $5 billion	.470%	.52%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $150 million	.600%
	$150 million to $500 million	.550%
	$500 million to $750 million	.500%
	$750 million to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.47%
JNL/Causeway International Value Select Fund	$0 to $500 million	.550%
	$500 million to $2 billion	.500%
	$2 billion to $5 billion	.470%
	Over $5 billion	.460%	.51%
JNL/ClearBridge Large Cap Growth Fund[1]	$0 to $1 billion	.500%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.48%
JNL/DFA International Core Equity Fund	$0 to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.45%
JNL/DFA U.S. Core Equity Fund	$0 to $1 billion	.400%
	$1 billion to $3 billion	.375%
	$3 billion to $5 billion	.360%
	Over $5 billion	.350%	.39%
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion	.530%
	$3 billion to $5 billion	.520%
	Over $5 billion	.510%	.53%
JNL/DoubleLine Core Fixed Income Fund	$0 to $1 billion	.390%
	$1 billion to $3 billion	.360%
	$3 billion to $5 billion	.350%
	Over $5 billion	.340%	.37%
JNL/DoubleLine Emerging Markets Fixed Income Fund	$0 to $500 million	.625%
	$500 million to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.62%
JNL/DoubleLine Shiller Enhanced CAPE Fund	$0 to $500 million	.600%
	$500 million to $1 billion	.575%
	$1 billion to $3 billion	.520%
	$3 billion to $5 billion	.510%
	Over $5 billion	.500%	.56%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2023
JNL/DoubleLine Total Return Fund	$0 to $1 billion	.450%
	$1 billion to $3 billion	.400%
	$3 billion to $5 billion	.390%
	Over $5 billion	.380%	.42%
JNL/Fidelity Institutional Asset Management Total Bond Fund	$0 to $500 million	.400%
	$500 million to $1 billion	.380%
	$1 billion to $3 billion	.350%
	$3 billion to $5 billion	.340%
	Over $5 billion	.330%	.38%
JNL/First Sentier Global Infrastructure Fund[2]	$0 to $500 million	.700%
	$500 million to $1 billion	.690%
	$1 billion to $3 billion	.630%
	$3 billion to $5 billion	.620%
	Over $5 billion	.610%	.70%
JNL/Franklin Templeton Income Fund[3]	$0 to $100 million	.700%
	$100 million to $200 million	.650%
	$200 million to $500 million	.550%
	$500 million to $3 billion	.500%
	$3 billion to $5 billion	.490%
	Over $5 billion	.480%	.53%
JNL/Goldman Sachs 4 Fund	$0 to $500 million	.300%
	$500 million to $3 billion	.250%
	$3 billion to $5 billion	.240%
	Over $5 billion	.230%	.25%
JNL/GQG Emerging Markets Equity Fund[4]	$0 to $1 billion	.900%
	$1 billion to $3 billion	.875%
	$3 billion to $5 billion	.850%
	Over $5 billion	.840%	.90%
JNL/Harris Oakmark Global Equity Fund[5]	$0 to $250 million	.700%
	$250 million to $1 billion	.675%
	$1 billion to $3 billion	.650%
	$3 billion to $5 billion	.640%
	Over $5 billion	.630%	.68%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.65%
JNL/Invesco Diversified Dividend Fund	$0 to $1 billion	.525%
	$1 billion to $3 billion	.470%
	$3 billion to $5 billion	.460%
	Over $5 billion	.450%	.52%
JNL/Invesco Global Growth Fund	$0 to $3 billion	.500%
	$3 billion to $5 billion	.490%
	Over $5 billion	.480%	.50%
JNL/Invesco Small Cap Growth Fund[6,7]	$0 to $1 billion	.660%
	$1 billion to $2 billion	.630%
	$2 billion to $3 billion	.610%
	$3 billion to $5 billion	.600%
	Over $5 billion	.590%	.65%
JNL/JPMorgan Global Allocation Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.550%
	$3 billion to $5 billion	.540%
	Over $5 billion	.530%	.60%
JNL/JPMorgan Hedged Equity Fund	$0 to $1 billion	.500%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.50%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million	.600%
	$250 million to $750 million	.550%
	$750 million to $1.5 billion	.500%
	$1.5 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.49%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million	.400%
	$150 million to $300 million	.350%
	$300 million to $500 million	.300%
	$500 million to $3 billion	.250%
	$3 billion to $5 billion	.240%
	Over $5 billion	.230%	.28%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2023
JNL/JPMorgan U.S. Value Fund	$0 to $1 billion	.500%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.48%
JNL/Lazard International Strategic Equity Fund[8]	$0 to $1 billion	.650%
	$1 billion to $3 billion	.600%
	$3 billion to $5 billion	.590%
	Over $5 billion	.580%	.67%
JNL/Loomis Sayles Global Growth Fund	$0 to $1 billion	.550%
	$1 billion to $3 billion	.500%
	$3 billion to $5 billion	.490%
	Over $5 billion	.480%	.55%
JNL/Lord Abbett Short Duration Income Fund	$0 to $1 billion	.350%
	$1 billion to $3 billion	.300%
	$3 billion to $5 billion	.290%
	Over $5 billion	.280%	.35%
JNL/Mellon Communication Services Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.19%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.18%
JNL/Mellon Consumer Staples Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.19%
JNL/Mellon Dow Index Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.18%
JNL/Mellon Energy Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.18%
JNL/Mellon Financial Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.18%
JNL/Mellon Healthcare Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.17%
JNL/Mellon Industrials Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.20%
JNL/Mellon Information Technology Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.17%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2023
JNL/Mellon Materials Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.20%
JNL/Mellon Nasdaq 100 Index Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.17%
JNL/Mellon Real Estate Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.21%
JNL/Mellon S&P 500 Index Fund	$0 to $500 million	.170%
	$500 million to $750 million	.130%
	$750 million to $3 billion	.120%
	$3 billion to $5 billion	.110%
	Over $5 billion	.090%	.10%
JNL/Mellon U.S. Stock Market Index Fund	$0 to $1 billion	.175%
	$1 billion to $5 billion	.150%
	Over $5 billion	.140%	.16%
JNL/Mellon Utilities Sector Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.19%
JNL/Mellon World Index Fund	$0 to $50 million	.240%
	$50 million to $100 million	.210%
	$100 million to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.19%
JNL/MFS Mid Cap Value Fund	$0 to $100 million	.600%
	$100 million to $1 billion	.550%
	$1 billion to $3 billion	.540%
	$3 billion to $5 billion	.530%
	Over $5 billion	.520%	.55%
JNL/Morningstar PitchBook Listed Private Equity Index Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.20%
JNL/Morningstar U.S. Sustainability Index Fund	$0 to $1 billion	.250%
	$1 billion to $3 billion	.200%
	$3 billion to $5 billion	.190%
	Over $5 billion	.180%	.25%
JNL/Morningstar Wide Moat Index Fund	$0 to $1 billion	.200%
	$1 billion to $3 billion	.175%
	$3 billion to $5 billion	.165%
	Over $5 billion	.155%	.20%
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $1 billion	.450%
	$1 billion to $3 billion	.400%
	$3 billion to $5 billion	.390%
	Over $5 billion	.380%	.45%
JNL/Neuberger Berman Gold Plus Strategy Fund	$0 to $500 million	.750%
	$500 million to $1 billion	.700%
	$1 billion to $3 billion	.650%
	$3 billion to $5 billion	.600%
	Over $5 billion	.590%	.75%
JNL/Neuberger Berman Strategic Income Fund	$0 to $500 million	.500%
	$500 million to $1 billion	.450%
	$1 billion to $3 billion	.400%
	$3 billion to $5 billion	.390%
	Over $5 billion	.380%	.49%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2023
JNL/Newton Equity Income Fund[9]	$0 to $1 billion	.450%
	$1 billion to $3 billion	.400%
	$3 billion to $5 billion	.390%
	Over $5 billion	.380%	.43%
JNL/PIMCO Income Fund	$0 to $1 billion	.500%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.49%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $1 billion	.350%
	$1 billion to $3 billion	.300%
	$3 billion to $5 billion	.290%
	Over $5 billion	.280%	.35%
JNL/PIMCO Real Return Fund	$0 to $1 billion	.390%
	$1 billion to $2 billion	.375%
	$2 billion to $3 billion	.365%
	$3 billion to $5 billion	.355%
	Over $5 billion	.345%	.39%
JNL/PPM America Floating Rate Income Fund	$0 to $500 million	.500%
	$500 million to $1 billion	.450%
	$1 billion to $3 billion	.425%
	$3 billion to $5 billion	.415%
	Over $5 billion	.405%	.47%
JNL/PPM America High Yield Bond Fund	$0 to $150 million	.400%
	$150 million to $500 million	.350%
	$500 million to $3 billion	.325%
	$3 billion to $5 billion	.315%
	Over $5 billion	.305%	.34%
JNL/PPM America Total Return Fund	$0 to $1 billion	.400%
	$1 billion to $3 billion	.350%
	$3 billion to $5 billion	.340%
	Over $5 billion	.330%	.38%
JNL/RAFI Fundamental U.S. Small Cap Fund	$0 to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.18%
JNL/RAFI Multi-Factor U.S. Equity Fund	$0 to $750 million	.180%
	$750 million to $3 billion	.170%
	$3 billion to $5 billion	.160%
	Over $5 billion	.150%	.17%
JNL/T. Rowe Price Balanced Fund[10,11]	$0 to $500 million	.530%
	$500 million to $1 billion	.475%
	$1 billion to $3 billion	.450%
	$3 billion to $5 billion	.440%
	Over $5 billion	.430%	.54%
JNL/T. Rowe Price Capital Appreciation Fund[12]	$0 to $500 million	.575%
	$500 million to $1 billion	.550%
	$1 billion to $3 billion	.530%
	$3 billion to $5 billion	.520%
	$5 billion to $10 billion	.510%
	Over $10 billion	.500%	.52%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million	.550%
	$150 million to $500 million	.500%
	$500 million to $1 billion	.450%
	$1 billion to $3 billion	.440%
	$3 billion to $5 billion	.430%
	Over $5 billion	.420%	.43%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $1 billion	.600%
	$1 billion to $3 billion	.580%
	Over $3 billion	.560%	.58%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million	.350%
	$250 million to $1.5 billion	.300%
	$1.5 billion to $3 billion	.275%
	$3 billion to $5 billion	.265%
	Over $5 billion	.255%	.31%
JNL/T. Rowe Price U.S. High Yield Fund[13]	$0 to $3 billion	.470%
	$3 billion to $5 billion	.460%
	Over $5 billion	.450%	.48%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Advisory Fee	Effective Rate for the year ended December 31, 2023
JNL/T. Rowe Price Value Fund	$0 to $150 million	.550%
	$150 million to $1 billion	.480%
	$1 billion to $3 billion	.470%
	$3 billion to $5 billion	.450%
	Over $5 billion	.440%	.47%
JNL/WCM China Quality Growth Fund	$0 to $1 billion	.850%
	$1 billion to $3 billion	.800%
	$3 billion to $5 billion	.790%
	Over $5 billion	.780%	.85%
JNL/WCM Focused International Equity Fund	$0 to $500 million	.700%
	$500 million to $3 billion	.650%
	$3 billion to $5 billion	.640%
	Over $5 billion	.630%	.67%
JNL/Westchester Capital Event Driven Fund	$0 to $1 billion	1.050%
	$1 billion to $3 billion	.900%
	$3 billion to $5 billion	.890%
	Over $5 billion	.880%	1.05%
JNL/Western Asset Global Multi-Sector Bond Fund[14]	$0 to $500 million	.525%
	$500 million to $1 billion	.500%
	$1 billion to $2 billion	.475%
	$2 billion to $3 billion	.450%
	$3 billion to $5 billion	.425%
	Over $5 billion	.400%	.53%
JNL/William Blair International Leaders Fund	$0 to $500 million	.525%
	$500 million to $2 billion	.500%
	$2 billion to $3 billion	.480%
	$3 billion to $5 billion	.470%
	Over $5 billion	.460%	.52%
JNL/WMC Balanced Fund	$0 to $50 million	.450%
	$50 million to $150 million	.400%
	$150 million to $300 million	.375%
	$300 million to $500 million	.350%
	$500 million to $3 billion	.325%
	$3 billion to $5 billion	.315%
	Over $5 billion	.305%	.32%
JNL/WMC Equity Income Fund	$0 to $500 million	.440%
	$500 million to $1 billion	.430%
	Over $1 billion	.420%	.43%
JNL/WMC Global Real Estate Fund	$0 to $1 billion	.575%
	$1 billion to $3 billion	.550%
	$3 billion to $5 billion	.530%
	Over $5 billion	.520%	.57%
JNL/WMC Government Money Market Fund	$0 to $500 million	.180%
	$500 million to $3 billion	.150%
	$3 billion to $5 billion	.140%
	Over $5 billion	.130%	.15%
JNL/WMC Value Fund	$0 to $300 million	.450%
	$300 million to $500 million	.400%
	$500 million to $3 billion	.350%
	$3 billion to $5 billion	.340%
	Over $5 billion	.330%	.38%

[1]

On August 30, 2023, the Board approved that, effective April 29, 2024, for advisory fees, the range for $0 - $1 billion will be 0.500%, the range for $1 billion - $1.5 billion will be 0.450%, the range for $1.5 billion - $3 billion will be 0.440%, the range for $3 billion - $5 billion will be 0.430% and for over $5 billion will be 0.420%.

[2]

On August 30, 2023, the Board approved that, effective April 29, 2024, for advisory fees, the range for $0 - $500 million will be 0.700%, the range for $500 million - $1 billion will be 0.650%, the range for $1 billion - $3 billion will be 0.610%, the range for $3 billion - $5 billion will be 0.600% and for over $5 billion will be 0.590%.

[3]

On August 30, 2023, the Board approved that, effective April 29, 2024, for advisory fees, the range for $0 - $200 million will be 0.600%, the range for $200 million - $500 million will be 0.550%,the range for $500 million - $3 billion will be 0.500%, the range for $3 billion - $5 billion will be 0.490% and for over $5 billion will be 0.480%.

[4]

On August 30, 2023, the Board approved that, effective April 29, 2024, for advisory fees, the range for $0 - $1 billion will be 0.870%, the range for $1 billion - $3 billion will be 0.850%, the range for $3 billion - $5 billion will be 0.825% and for over $5 billion will be 0.815%.

JNL Series Trust

Notes to Financial Statements

December 31, 2023

[5]

On August 30, 2023, the Board approved that, effective April 29, 2024, for advisory fees, the range for $0 - $250 million will be 0.670%,the range for $250 million - $1 billion will be 0.635%,the range for $1 billion - $3 billion will be 0.610%, the range for $3 billion - $5 billion will be 0.600% and for over $5 billion will be 0.590%.

[6]

Prior to May 1, 2023, for advisory fees, the range for $0 - $1 billion was 0.675%, the range for $1 billion - $3 billion was 0.630%, the range for $3 billion - $5 billion was 0.620% and for over $5 billion was 0.610%.

[7]

On August 30, 2023, the Board approved that, effective April 29, 2024, for advisory fees, the range for $0 - $500 million will be 0.650%, the range for $500 million - $1 billion will be 0.630%, the range for $1 billion - $3 billion will be 0.610%, the range for $3 billion - $5 billion will be 0.600% and for over $5 billion will be 0.590%.

[8]

Prior to May 1, 2023, for advisory fees, the range for $0 - $1 billion was 0.700%, the range for $1 billion - $3 billion was 0.650%, the range for $3 billion - $5 billion was 0.640% and for over $5 billion was 0.630%.

[9]

On August 30, 2023, the Board approved that, effective April 29, 2024, for advisory fees, the range for $0 - $1 billion will be 0.440%, the range for $1 billion - $3 billion will be 0.390%, the range for $3 billion - $5 billion will be 0.380% and for over $5 billion will be 0.370%.

[10]

Prior to May 1, 2023, for advisory fees, the range for $0 - $500 million was 0.550%, the range for $500 million - $1 billion was 0.475%, the range for $1 billion - $3 billion was 0.450%, the range for $3 billion - $5 billion was 0.440% and for over $5 billion was 0.430%.

[11]

On August 30, 2023, the Board approved that, effective April 29, 2024, for advisory fees, the range for $0 - $500 million will be 0.510% the range for $500 million - $1 billion will be 0.475%, the range for $1 billion - $3 billion will be 0.450%, the range for $3 billion - $5 billion will be 0.440% and for over $5 billion will be 0.430%.

[12]

Prior to May 1, 2023, for advisory fees, the range for $0 - $500 million was 0.575%, the range for $500 million - $1 billion was 0.550%, the range for $1 billion - $3 billion was 0.530% , the range for $3 billion - $5 billion was 0.520% and for over $5 billion was 0.510%.

[13]

Prior to May 1, 2023, for advisory fees, the range for $0 - $500 million was 0.500%, the range for $500 million - $3 billion was 0.470%, the range for $3 billion - $5 billion was 0.460% and for over $5 billion was 0.450%.

[14]

On August 30, 2023, the Board approved that, effective April 29, 2024, for advisory fees, the range for $0 - $1 billion will be 0.500%, the range for $1 billion - $2 billion will be 0.475%, the range for $2 billion - $3 billion will be 0.450%, the range for $3 billion - $5 billion will be 0.425% and for over $5 billion will be 0.400%.

Advisory Fee Waivers and Expense Reimbursements. Pursuant to a contractual expense limitation agreement, JNAM has agreed to waive fees and reimburse expenses of the JNL/WMC Government Money Market Fund to the extent necessary to limit operating expenses, interest, taxes and dividend and extraordinary expenses of each class of shares of the Fund, to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s investment income for the year. In addition, when the Fund receives income sufficient to pay a dividend, under the contractual expense limitation agreement JNAM may recapture previously waived fees and reimbursed expenses from the Fund for a period of three years from the end of the fiscal year in which such waiver or reimbursement took place. During the year ended December 31, 2023, JNAM recovered $4,518 of previously reimbursed expenses (in thousands) for Class A shares. Effective April 1, 2023, and after all eligible expenses had been recovered, the contractual expense limitation agreement was terminated.

Pursuant to a contractual fee waiver agreement, JNAM has agreed to waive 100% of advisory fees attributable to JNL Multi-Manager Emerging Markets Equity Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund and JNL/T. Rowe Price Value Fund’s investment in T. Rowe Price Institutional Floating Rate Fund, an affiliate of the Funds’ Sub-Adviser. None of the waived advisory fees can be recaptured by JNAM.

Pursuant to a contractual fee waiver agreement, JNAM has agreed to waive a varying portion of its advisory fee in an amount equivalent to the Acquired Funds Fees and Expenses (“AFFE”) attributable to JNL/JPMorgan Global Allocation Fund’s investment in funds managed by the Sub-Adviser, J.P. Morgan Investment Management Inc. (each a “JPMorgan Underlying Fund”). The AFFE is the total annual fund operating expenses after fee waivers and/or expense reimbursements for each JPMorgan Underlying Fund. No advisory fees were waived pursuant to this agreement during the year. In the event advisory fees are waived in the future, none of the waived advisory fees can be recaptured by JNAM.

Pursuant to a contractual and voluntary fee waiver agreement, JNAM has agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as Expense waiver in each Fund’s Statement of Operations.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL/American Funds Balanced Fund	0.300
JNL/American Funds Bond Fund of America Fund	0.200
JNL/American Funds Capital Income Builder Fund	0.250
JNL/American Funds Capital World Bond Fund	0.430
JNL/American Funds Global Growth Fund	0.400
JNL/American Funds Global Small Capitalization Fund[1]	0.460
JNL/American Funds Growth Fund[2]	0.450
JNL/American Funds Growth-Income Fund	0.300
JNL/American Funds International Fund	0.500
JNL/American Funds New World Fund	0.650
JNL/American Funds Washington Mutual Investors Fund	0.300
JNL/Mellon Bond Index Fund	0.070
JNL/Mellon Emerging Markets Index Fund	0.145

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL/Mellon International Index Fund	0.095
JNL/Mellon S&P 400 MidCap Index Fund	0.080
JNL/Mellon Small Cap Index Fund	0.080
JNL Bond Index Fund	0.130
JNL Emerging Markets Index Fund	0.055
JNL International Index Fund	0.105
JNL Mid Cap Index Fund	0.120
JNL Small Cap Index Fund	0.120
JNL S&P 500 Index Fund	0.170
JNL/BlackRock Large Cap Select Growth Fund[3]	0.050 on net assets between $0 - $500 million and 0.030 on net assets over $500 million

1 On August 30, 2023, the Board approved that, effective April 29, 2024, this contractual fee waiver will be 0.470%.

2 On August 30, 2023, the Board approved that, effective April 29, 2024, this contractual fee waiver will be 0.430%.

3 This contractual fee waiver was effective May 1, 2023. Prior to May 1, 2023, the Fund had the following voluntary advisory fee waiver effective March 1, 2023 to April 30, 2023: 0.050% on net assets between $0 - $500 million and 0.030% on net assets over $500 million.

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets (%)
JNL/Goldman Sachs Funds of Funds[1]	0.020 on net assets $0 - $500 million
JNL/ClearBridge Large Cap Growth Fund[2]	0.010 on net assets over $1.5 billion
JNL/First Sentier Global Infrastructure Fund[3]	0.040 on net assets between $500 million - $1 billion and 0.020 on net assets over $1 billion
JNL/Franklin Templeton Income Fund[4]	0.100 on net assets between $0 - $100 million and 0.050 on net assets $100 million - $200 million
JNL/GQG Emerging Markets Equity Fund[5]	0.030 on net assets $0 - $1 billion and 0.025 on assets over $1 billion
JNL/Harris Oakmark Global Equity Fund[6]	0.030 on net assets $0 - $250 million and 0.040 on assets over $250 million
JNL/Invesco Small Cap Growth Fund[7]	0.010 on net assets between $0 - $500 million, 0.030 on net assets between $500 million and $1 billion and 0.020 on net assets between $1 billion and $2 billion
JNL/Lazard International Strategic Equity Fund[8]	0.050 on all net assets
JNL/Newton Equity Income Fund[9]	0.010 on all net assets
JNL/PPM America Floating Rate Income Fund[10]	0.100 on all net assets
JNL/T. Rowe Price Balanced Fund[11]	0.020 on net assets between $0 - $500 million
JNL/T. Rowe Price Capital Appreciation Fund[12]	0.010 on net assets over $10 billion
JNL/T. Rowe Price U.S High Yield Fund[13]	0.030 on net assets between $0 - $500 million
JNL/Western Asset Global Multi-Sector Bond Fund[14]	0.025 on net assets between $0 - $500 million

1 This voluntary advisory fee waiver is effective October 1, 2023.

2 This voluntary advisory fee waiver is effective October 1, 2023 to April 28, 2024. Effective April 29, 2024, this voluntary waiver will be converted to a contractual fee reduction.

3 This voluntary advisory fee waiver is effective September 1, 2023 to April 28, 2024. Effective April 29, 2024, this voluntary waiver will be converted to a contractual fee reduction.

4 This voluntary advisory fee waiver is effective October 1, 2023 to April 28, 2024. Effective April 29, 2024, this voluntary waiver will be converted to a contractual fee reduction.

5 This voluntary advisory fee waiver is effective September 1, 2023 to April 28, 2024. Effective April 29, 2024, this voluntary waiver will be converted to a contractual fee reduction.

6 This voluntary advisory fee waiver is effective September 1, 2023 to April 28, 2024. Effective April 29, 2024, this voluntary waiver will be converted to a contractual fee reduction.

7 This voluntary advisory fee waiver is effective September 1, 2023 to April 28, 2024. Effective April 29, 2024, this voluntary waiver will be converted to a contractual fee reduction. Prior to May 1, 2023, there was a voluntary advisory fee waiver of 0.015% on net assets between $0-$1 billion and 0.020% on assets over $2 billion. Effective May 1, 2023, that voluntary waiver was converted to a contractual fee reduction.

8 This voluntary advisory fee waiver was effective September 1, 2022 to April 30, 2023. Effective May 1, 2023, the voluntary advisory fee waiver was converted to a contractual fee reduction.

9 This voluntary advisory fee waiver is effective October 1, 2023 to April 28, 2024. Effective April 29, 2024, this voluntary waiver will be converted to a contractual fee reduction.

10 This voluntary advisory fee waiver was effective September 1, 2022 to September 1, 2023.

11 This voluntary advisory fee waiver is effective September 1, 2023 to April 28, 2024. Effective April 29, 2024, this voluntary waiver will be converted to a contractual fee reduction. Prior to May 1, 2023, there was a voluntary advisory fee waiver of 0.020% on net assets between $0-$500 million.  Effective May 1, 2023, that voluntary waiver was converted to a contractual fee reduction.

12 This voluntary advisory fee waiver was effective November 1, 2022 to April 30, 2023. Effective May 1, 2023, the voluntary advisory fee waiver was converted to a contractual fee reduction.

13 This voluntary advisory fee waiver was effective November 1, 2022 to April 30, 2023. Effective May 1, 2023, the voluntary advisory fee waiver was converted to a contractual fee reduction.

14 This voluntary advisory fee waiver is effective October 1, 2023 to April 28, 2024. Effective April 29, 2024, this voluntary waiver will be converted to a contractual fee reduction.

Administrative Fees

Fund	Assets	Administrative Fee
JNL/American Funds Balanced Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Bond Fund of America Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Capital Income Builder Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Capital World Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Global Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Global Small Capitalization Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Administrative Fee
JNL/American Funds Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Growth-Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds International Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds New World Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/American Funds Washington Mutual Investors Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/Mellon Bond Index Fund[1]	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Mellon Emerging Markets Index Fund[1]	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon International Index Fund[1]	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon S&P 400 MidCap Index Fund[1]	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Mellon Small Cap Index Fund[1]	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL Aggressive Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL Conservative Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL Moderate Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL Moderate Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL/American Funds Growth Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/American Funds Moderate Growth Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL/Goldman Sachs Managed Conservative Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL/Goldman Sachs Managed Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL/Goldman Sachs Managed Moderate Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%
JNL iShares Tactical Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL iShares Tactical Moderate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL iShares Tactical Moderate Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL Bond Index Fund	All Assets	None
JNL Emerging Markets Index Fund	All Assets	None
JNL International Index Fund	All Assets	None
JNL Mid Cap Index Fund	All Assets	None
JNL Small Cap Index Fund	All Assets	None
JNL Multi-Manager Alternative Fund	$0 to $3 billion	.200%
	Assets over $3 billion	.180%
JNL Multi-Manager Emerging Markets Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL Multi-Manager International Small Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Administrative Fee
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL Multi-Manager U.S. Select Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL S&P 500 Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/AB Sustainable Global Thematic Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/AQR Large Cap Defensive Style Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Baillie Gifford International Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Baillie Gifford U.S. Equity Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Causeway International Value Select Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/DFA International Core Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/DFA U.S. Small Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/DoubleLine Core Fixed Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/DoubleLine Emerging Markets Fixed Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/DoubleLine Shiller Enhanced CAPE Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/DoubleLine Total Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/Fidelity Institutional Asset Management Total Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/First Sentier Global Infrastructure Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Franklin Templeton Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Goldman Sachs 4 Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Heitman U.S. Focused Real Estate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Invesco Diversified Dividend Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Invesco Global Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/JPMorgan Global Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/JPMorgan U.S. Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Lazard International Strategic Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Administrative Fee
JNL/Lord Abbett Short Duration Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Communication Services Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Consumer Discretionary Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Consumer Staples Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Dow Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Energy Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Financial Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Healthcare Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Industrials Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Information Technology Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Materials Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Nasdaq 100 Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Real Estate Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon S&P 500 Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Mellon U.S. Stock Market Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon Utilities Sector Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Mellon World Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/MFS Mid Cap Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/Morningstar PitchBook Listed Private Equity Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Morningstar U.S. Sustainability Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Neuberger Berman Commodity Strategy Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Neuberger Berman Gold Plus Strategy Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Newton Equity Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/PIMCO Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/PIMCO Real Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/PPM America Floating Rate Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/PPM America Total Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/RAFI Fundamental U.S. Small Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/RAFI Multi-Factor U.S. Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/T. Rowe Price Balanced Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/T. Rowe Price Capital Appreciation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Fund	Assets	Administrative Fee
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/T. Rowe Price U.S. High Yield Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/T. Rowe Price Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/WCM China Quality Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/WCM Focused International Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%
JNL/Western Asset Global Multi-Sector Bond Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/William Blair International Leaders Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/WMC Balanced Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/WMC Equity Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/WMC Global Real Estate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%
JNL/WMC Government Money Market Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
JNL/WMC Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%
[1]	The effective fee rate for these Funds is based on total net assets of the associated master fund.

Administrative Fee Waivers. Pursuant to contractual waiver agreements, JNAM has agreed to waive 0.05% of the administrative fees of the Class I shares of JNL/DFA U.S. Core Equity Fund, JNL/DFA U.S. Small Cap Fund, JNL/DFA International Core Equity Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Dow Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon World Index Fund, JNL/RAFI Fundamental U.S. Small Cap Fund, JNL/Morningstar U.S. Sustainability Index Fund, 0.06% of the administrative fees of the Class I shares of JNL S&P 500 Index Fund, 0.12% of the administrative fee of Class I shares of JNL/Vanguard Growth ETF Allocation Fund and JNL/Vanguard Moderate Growth ETF Allocation Fund and 0.13% of the administrative fees of the Class I shares of JNL/Vanguard Moderate ETF Allocation Fund. None of the waived administrative fees can be recaptured by JNAM. The amount of waived expenses for the Funds is recorded as Expense waiver in each Fund’s Statement of Operations.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, Class A Shares of the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s Class A shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. The Funds’ Plan is structured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, the maximum annual rate for Rule 12b-1 fees paid by the Class A shares of the Funds is 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Affiliated Brokerage Commissions - During the year ended December 31, 2023, the following Funds paid brokerage fees to affiliates for the execution of purchases and sales of portfolio investments (in thousands): JNL/Invesco Diversified Dividend Fund $6 and JNL/Invesco Small Cap Growth Fund $149.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in Payable for Board of trustee fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in Board of trustee fees set forth in the Statements of Operations.

Directed Brokerage Commissions. A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as Brokerage commissions recaptured in the Statements of Operations.

JNL Series Trust

Notes to Financial Statements

December 31, 2023

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are portfolios or accounts for which JNAM serves as the Adviser or the other party to the transaction is another fund advised by the Sub-Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”), and are reviewed by the Chief Compliance Officer and reported quarterly to the Board. Rule 17a-7 transactions are executed at current market price at the time of the transaction. Realized gain/(loss) (in thousands) on Rule 17a-7 transactions is included in Net realized gain (loss) on Investments - unaffiliated on the Statements of Operations. The following Funds have Rule 17a-7 transactions (in thousands) during the year ended December 31, 2023:

	Purchase of Securities($)	Proceeds from Sales of Securities($)	Realized Gain/Loss on Securities ($)
JNL/BlackRock Large Cap Select Growth Fund	16,642	—	—
JNL/Invesco Small Cap Growth Fund	1,043	—	—
JNL/MFS Mid Cap Value Fund	—	157	87
JNL/T. Rowe Price Balanced Fund	48	102	27
JNL/T. Rowe Price Established Growth Fund	6,217	—	—
JNL/T. Rowe Price Value Fund	—	7,197	1,436

Other Transactions with Affiliates. Funds with partnership status for federal income tax purposes may not be eligible for beneficial withholding rates, available to RICs, in certain foreign jurisdictions. JNAM has agreed to reimburse these Funds for an amount equal to the additional tax withheld. These amounts are included in Foreign taxes withheld on the Statements of Operations. The Funds could also experience delays in receipt of tax reclaim payments due to their partnership status, as compared to the timing experienced by funds with RIC status for federal income tax purposes. JNAM has agreed to contribute to these Funds an amount equal to the outstanding tax reclaims, within the timeframe the Funds would have received payment under RIC status. The Funds will then reimburse JNAM once the reclaim payments are received from the foreign tax authorities. Amounts paid to the Funds by JNAM due to delayed tax reclaim receipts are included in Payable to affiliates on the Statements of Assets and Liabilities.
For the year ended December 31, 2023, transactions between the Funds and JNAM, related to foreign tax reclaims, due to the Funds' partnership status for federal income tax purposes, are as follows (in thousands):

Fund	Gross Payments From JNAM ($)	Reclaimed Amounts Refunded to JNAM ($)	Reclaimed Amounts Payable to JNAM ($)	Net Withholdings Tax Reimbursed from JNAM ($)
JNL Growth Allocation Fund	47	—	47	—
JNL Multi-Manager Alternative Fund	108	6	16	86
JNL Multi-Manager Mid Cap Fund	76	—	3	73
JNL Multi-Manager U.S. Select Equity Fund	9	—	—	9
JNL/AB Sustainable Global Thematic Fund	2	—	2	—
JNL/BlackRock Global Allocation Fund	1,287	335	952	—
JNL/BlackRock Global Natural Resources Fund	373	364	9	—
JNL/BlackRock Large Cap Select Growth Fund	176	122	54	—
JNL/ClearBridge Large Cap Growth Fund	20	—	—	20
JNL/DFA U.S. Core Equity Fund	1	—	—	1
JNL/First Sentier Global Infrastructure Fund	234	200	34	—
JNL/Franklin Templeton Income Fund	104	—	104	—
JNL/GQG Emerging Markets Equity Fund	316	101	90	125
JNL/Invesco Diversified Dividend Fund	260	55	205	—
JNL/Invesco Global Growth Fund	1,350	329	861	160
JNL/JPMorgan Global Allocation Fund	459	60	338	61
JNL/Mellon World Index Fund	139	22	57	60
JNL/MFS Mid Cap Value Fund	54	—	54	—
JNL/RAFI Multi-Factor U.S. Equity Fund	7	—	—	7
JNL/T. Rowe Price Balanced Fund	194	36	122	36
JNL/T. Rowe Price Established Growth Fund	156	49	15	92
JNL/T. Rowe Price Mid-Cap Growth Fund	27	—	—	27
JNL/T. Rowe Price Value Fund	246	143	103	—
JNL/Westchester Capital Event Driven Fund	1	—	—	1
JNL/WMC Balanced Fund	149	138	11	—
JNL/WMC Equity Income Fund	72	17	55	—
JNL/WMC Global Real Estate Fund	309	171	84	54

NOTE 9. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, with the exception of JNL/WMC Government Money Market Fund, participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. The Participating Funds may borrow up to $180,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to May 26, 2023, the amount available under the facility was $600,000,000. JNL/PPM America Floating Rate Income Fund has priority to utilize $100,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated pro-rata based on the allocated commitment as well as the Participating Funds’ total net assets. During the year, the Participating Funds, with the exception of the JNL/Mellon Feeder Funds, paid an annual administration fee to JPM Chase which is allocated based on the

JNL Series Trust

Notes to Financial Statements

December 31, 2023

weighted average of net assets. The fees related to the SCA are included in Other expenses in each Fund’s Statement of Operations. No amounts were borrowed by the Funds under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, with the exception of JNL/WMC Government Money Market Fund, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for Interfund lending or Payable for Interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 10. INCOME TAX MATTERS

The Funds listed below are treated as partnerships for federal income tax purposes. These Funds are generally not subject to federal income tax, and therefore, there is no provision for federal income taxes. Each Fund is treated as a separate entity for federal income tax purposes.

JNL/American Funds Balanced Fund	JNL/Franklin Templeton Income Fund
JNL/American Funds Bond Fund of America Fund	JNL/Goldman Sachs 4 Fund
JNL/American Funds Capital Income Builder Fund	JNL/GQG Emerging Markets Equity Fund
JNL/American Funds Capital World Bond Fund	JNL/Invesco Diversified Dividend Fund
JNL/American Funds Global Growth Fund	JNL/Invesco Global Growth Fund
JNL/American Funds Global Small Capitalization Fund	JNL/Invesco Small Cap Growth Fund
JNL/American Funds Growth Fund	JNL/JPMorgan Global Allocation Fund
JNL/American Funds Growth-Income Fund	JNL/JPMorgan Hedged Equity Fund
JNL/American Funds International Fund	JNL/JPMorgan MidCap Growth Fund
JNL/American Funds New World Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/American Funds Washington Mutual Investors Fund	JNL/JPMorgan U.S. Value Fund
JNL/Mellon Bond Index Fund	JNL/Mellon Communication Services Sector Fund
JNL/Mellon International Index Fund	JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon S&P 400 MidCap Index Fund	JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon Small Cap Index Fund	JNL/Mellon Dow Index Fund
JNL Aggressive Growth Allocation Fund	JNL/Mellon Emerging Markets Index Fund
JNL Conservative Allocation Fund	JNL/Mellon Energy Sector Fund
JNL Emerging Markets Index Fund	JNL/Mellon Financial Sector Fund
JNL Growth Allocation Fund	JNL/Mellon Healthcare Sector Fund
JNL Moderate Allocation Fund	JNL/Mellon Industrials Sector Fund
JNL Moderate Growth Allocation Fund	JNL/Mellon Information Technology Sector Fund
JNL/American Funds Growth Allocation Fund	JNL/Mellon Materials Sector Fund
JNL/American Funds Moderate Growth Allocation Fund	JNL/Mellon Nasdaq 100 Index Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund	JNL/Mellon Real Estate Sector Fund
JNL/Goldman Sachs Managed Conservative Fund	JNL/Mellon S&P 500 Index Fund
JNL/Goldman Sachs Managed Growth Fund	JNL/Mellon U.S. Stock Market Index Fund
JNL/Goldman Sachs Managed Moderate Fund	JNL/Mellon Utilities Sector Fund
JNL/Goldman Sachs Managed Moderate Growth Fund	JNL/Mellon World Index Fund
JNL/Vanguard Growth ETF Allocation Fund	JNL/MFS Mid Cap Value Fund
JNL/Vanguard Moderate ETF Allocation Fund	JNL/Morningstar U.S. Sustainability Index Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund	JNL/Neuberger Berman Commodity Strategy Fund
JNL Bond Index Fund	JNL/Neuberger Berman Gold Plus Strategy Fund
JNL Mid Cap Index Fund	JNL/Neuberger Berman Strategic Income Fund
JNL Multi-Manager Alternative Fund	JNL/Newton Equity Income Fund
JNL Multi-Manager Mid Cap Fund	JNL/PIMCO Income Fund
JNL Multi-Manager Small Cap Growth Fund	JNL/PIMCO Investment Grade Credit Bond Fund
JNL Multi-Manager Small Cap Value Fund	JNL/PIMCO Real Return Fund
JNL Multi-Manager U.S. Select Equity Fund	JNL/PPM America Floating Rate Income Fund
JNL S&P 500 Index Fund	JNL/PPM America High Yield Bond Fund
JNL Small Cap Index Fund	JNL/PPM America Total Return Fund
JNL/AB Sustainable Global Thematic Fund	JNL/RAFI Fundamental U.S. Small Cap Fund
JNL/AQR Large Cap Defensive Style Fund	JNL/RAFI Multi-Factor U.S. Equity Fund
JNL/Baillie Gifford U.S. Equity Growth Fund	JNL/T. Rowe Price Balanced Fund
JNL/BlackRock Global Allocation Fund	JNL/T. Rowe Price Capital Appreciation Fund
JNL/BlackRock Global Natural Resources Fund	JNL/T. Rowe Price Established Growth Fund
JNL/BlackRock Large Cap Select Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/ClearBridge Large Cap Growth Fund	JNL/T. Rowe Price Short-Term Bond Fund
JNL/DFA U.S. Core Equity Fund	JNL/T. Rowe Price U.S. High Yield Fund

JNL Series Trust

Notes to Financial Statements

December 31, 2023

JNL/DFA U.S. Small Cap Fund	JNL/T. Rowe Price Value Fund
JNL/DoubleLine Core Fixed Income Fund	JNL/Westchester Capital Event Driven Fund
JNL/DoubleLine Emerging Markets Fixed Income Fund	JNL/WMC Balanced Fund
JNL/DoubleLine Shiller Enhanced CAPE Fund	JNL/WMC Equity Income Fund
JNL/DoubleLine Total Return Fund	JNL/WMC Global Real Estate Fund
JNL/Fidelity Institutional Asset Management Total Bond Fund	JNL/WMC Value Fund
JNL/First Sentier Global Infrastructure Fund

Each Fund, except those that are treated as a partnership for federal income tax purposes, is treated as a separate tax payer for federal income tax purposes. Each of these Funds intends to continue to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. Each of these Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information for Funds treated as RICs is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or REIT securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization, consent dividends and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
JNL/Baillie Gifford International Growth Fund	1,116	(1,116)
JNL/Morningstar PitchBook Listed Private Equity Index Fund	(972)	972
JNL/WCM China Quality Growth Fund	(31)	31

At December 31, 2023, the following Funds treated as RICs had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)

JNL iShares Tactical Moderate Fund	471	—	471
JNL Multi-Manager Emerging Markets Equity Fund	37,570	49,211	86,781
JNL Multi-Manager International Small Cap Fund	50,174	55,738	105,912
JNL/Baillie Gifford International Growth Fund	9,448	163,893	173,341
JNL/DFA International Core Equity Fund	9,203	6,672	15,875
JNL/Heitman U.S. Focused Real Estate Fund	16,664	11,534	28,198
JNL/Lazard International Strategic Equity Fund	12,786	15,325	28,111
JNL/Loomis Sayles Global Growth Fund	4,379	—	4,379
JNL/Lord Abbett Short Duration Income Fund	16,949	33,659	50,608
JNL/Morningstar PitchBook Listed Private Equity Index Fund	146	884	1,030
JNL/WCM China Quality Growth Fund	85	213	298
JNL/Western Asset Global Multi-Sector Bond Fund	85,120	142,830	227,950
JNL/William Blair International Leaders Fund	45,747	26,066	71,813

At December 31, 2023, the Funds’ last fiscal year end, the following Funds had capital, currency and/or PFIC mark-to-market losses (in thousands) realized after October, 31, 2023 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2024:

Amount($)
JNL/Morningstar PitchBook Listed Private Equity Index Fund	128
JNL/WCM China Quality Growth Fund	148

JNL Series Trust

Notes to Financial Statements

December 31, 2023

As of December 31, 2023, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for Funds treated as RICs for federal income tax purposes were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL iShares Tactical Growth Fund	311,815	45,098	(6,298)	38,800
JNL iShares Tactical Moderate Fund	215,000	10,165	(9,877)	288
JNL iShares Tactical Moderate Growth Fund	314,042	35,508	(11,152)	24,356
JNL International Index Fund	2,038,851	479,782	(220,539)	259,243
JNL Multi-Manager Emerging Markets Equity Fund	941,702	118,322	(124,948)	(6,626)
JNL Multi-Manager International Small Cap Fund	707,945	91,769	(109,353)	(17,584)
JNL/Baillie Gifford International Growth Fund	1,069,162	86,613	(398,366)	(311,753)
JNL/Causeway International Value Select Fund	1,736,618	244,181	(94,011)	150,170
JNL/DFA International Core Equity Fund	287,131	39,154	(18,153)	21,001
JNL/Harris Oakmark Global Equity Fund	719,837	127,532	(50,708)	76,824
JNL/Heitman U.S. Focused Real Estate Fund	205,919	9,725	(5,190)	4,535
JNL/Lazard International Strategic Equity Fund	440,827	76,668	(20,269)	56,399
JNL/Loomis Sayles Global Growth Fund	576,278	172,603	(42,573)	130,030
JNL/Lord Abbett Short Duration Income Fund	741,055	5,471	(8,958)	(3,487)
JNL/Morningstar PitchBook Listed Private Equity Index Fund	14,295	927	(179)	748
JNL/Morningstar Wide Moat Index Fund	1,291,629	146,839	(48,990)	97,849
JNL/WCM China Quality Growth Fund	6,275	98	(1,149)	(1,051)
JNL/WCM Focused International Equity Fund	1,215,424	361,947	(48,762)	313,185
JNL/Western Asset Global Multi-Sector Bond Fund	384,005	10,634	(13,662)	(3,028)
JNL/William Blair International Leaders Fund	724,624	115,756	(16,562)	99,194
JNL/WMC Government Money Market Fund	2,914,744	10	(10)	—

As of December 31, 2023, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives held in Funds treated as RICs were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL International Index Fund
Futures/Futures Options Contracts	30	59	(18)	41
Forward Foreign Currency Contracts	132	—	—	—
JNL/Causeway International Value Select Fund
Forward Foreign Currency Contracts	1	—	—	—
JNL/Harris Oakmark Global Equity Fund
Forward Foreign Currency Contracts	(1)	—	—	—
JNL/Lord Abbett Short Duration Income Fund
Futures/Futures Options Contracts	1,213	—	—	—
JNL/Morningstar Wide Moat Index Fund
Futures/Futures Options Contracts	211	—	—	—
JNL/Western Asset Global Multi-Sector Bond Fund
Futures/Futures Options Contracts	1,750	—	—	—
Forward Foreign Currency Contracts	(1,941)	1,048	(1,211)	(163)
Purchased Options	76	—	(75)	(75)

As of December 31, 2023, for Funds treated as RICs, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL iShares Tactical Growth Fund	6,368	2,154	38,789	—
JNL iShares Tactical Moderate Fund	5,030	—	281	(471)
JNL iShares Tactical Moderate Growth Fund	7,259	1,932	24,344	—
JNL International Index Fund	78,025	8,574	259,206	—
JNL Multi-Manager Emerging Markets Equity Fund	14,954	—	(9,861)	(86,781)
JNL Multi-Manager International Small Cap Fund	25,131	—	(19,202)	(105,912)
JNL/Baillie Gifford International Growth Fund	—	—	(311,747)	(173,341)
JNL/Causeway International Value Select Fund	66,807	114,242	150,194	—
JNL/DFA International Core Equity Fund	7,489	—	21,018	(15,875)
JNL/Harris Oakmark Global Equity Fund	13,127	26,145	76,761	—
JNL/Heitman U.S. Focused Real Estate Fund	5,102	—	4,530	(28,198)
JNL/Lazard International Strategic Equity Fund	15,502	—	56,413	(28,111)
JNL/Loomis Sayles Global Growth Fund	1,098	14,910	130,048	(4,379)
JNL/Lord Abbett Short Duration Income Fund	42,205	—	(3,498)	(50,608)
JNL/Morningstar PitchBook Listed Private Equity Index Fund	—	—	622	(1,030)
JNL/Morningstar Wide Moat Index Fund	110,549	—	97,824	—
JNL/WCM China Quality Growth Fund	—	—	(1,198)	(298)
JNL/WCM Focused International Equity Fund	2,437	41,814	313,201	—

JNL Series Trust

Notes to Financial Statements

December 31, 2023

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/Western Asset Global Multi-Sector Bond Fund	18,352	—	(6,248)	(227,950)
JNL/William Blair International Leaders Fund	4,766	—	98,886	(71,814)
JNL/WMC Government Money Market Fund	12,341	—	(12,207)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid by the Funds treated as RICs (in thousands) during the Funds' fiscal year ended December 31, 2023 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
JNL iShares Tactical Growth Fund	5,888	4,675	—
JNL iShares Tactical Moderate Fund	4,599	—	—
JNL iShares Tactical Moderate Growth Fund	6,727	6,034	—
JNL International Index Fund	63,488	—	—
JNL Multi-Manager Emerging Markets Equity Fund	14,161	—	—
JNL Multi-Manager International Small Cap Fund	18,055	—	—
JNL/Causeway International Value Select Fund	28,691	—	—
JNL/DFA International Core Equity Fund	5,215	—	—
JNL/Harris Oakmark Global Equity Fund	11,608	6,680	—
JNL/Heitman U.S. Focused Real Estate Fund	4,653	—	—
JNL/Lazard International Strategic Equity Fund	6,810	—	—
JNL/Loomis Sayles Global Growth Fund	921	21,800	—
JNL/Lord Abbett Short Duration Income Fund	22,423	—	—
JNL/Morningstar Wide Moat Index Fund	10,823	49,964	—
JNL/WCM Focused International Equity Fund	—	205,016	—
JNL/William Blair International Leaders Fund	240	—	—
JNL/WMC Government Money Market Fund	130,223	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the fiscal year ended December 31, 2023.

The tax character of distributions paid by the Funds treated as RICs (in thousands) during the Funds’ fiscal year ended December 31, 2022 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
JNL iShares Tactical Growth Fund	8,914	15,104	—
JNL iShares Tactical Moderate Fund	5,141	7,886	—
JNL iShares Tactical Moderate Growth Fund	7,095	13,649	—
JNL International Index Fund	60,153	14,088	—
JNL Multi-Manager Emerging Markets Equity Fund	86,197	—	—
JNL Multi-Manager International Small Cap Fund	39,674	56,832	—
JNL/Baillie Gifford International Growth Fund	26,887	—	—
JNL/Causeway International Value Select Fund	20,854	—	—
JNL/DFA International Core Equity Fund	7,101	15,369	—
JNL/Harris Oakmark Global Equity Fund	16,481	—	—
JNL/Heitman U.S. Focused Real Estate Fund	22,932	16,519	—
JNL/Lazard International Strategic Equity Fund	14,813	12,808	—
JNL/Loomis Sayles Global Growth Fund	57	—	—
JNL/Lord Abbett Short Duration Income Fund	8,046	638	—
JNL/Morningstar Wide Moat Index Fund	118,702	53,715	—
JNL/WCM Focused International Equity Fund	—	245,099	—
JNL/William Blair International Leaders Fund	16,036	124,218	—
JNL/WMC Government Money Market Fund	21,811	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds file U.S. federal and various state and local tax returns. A Fund’s federal tax returns are generally subject to examination for a period of three fiscal years after the date they are filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management completed an evaluation of the Funds’ tax positions taken for all open tax years and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2023.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there were no events that require adjustments to the financial statements or disclosure in the Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
JNL Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the Funds listed in the Appendix (the Funds), each a series within JNL Series Trust, including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years (or period since commencement of operations listed in the Appendix) in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years (or period since commencement of operations listed in the Appendix) in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with custodians, transfer agents, agent banks and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2001.

Chicago, Illinois
February 23, 2024

Appendix

List of Funds

JNL/American Funds Balanced Fund
JNL/American Funds Bond Fund of America Fund
JNL/American Funds Capital Income Builder Fund
JNL/American Funds Capital World Bond Fund
JNL/American Funds Global Growth Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/American Funds Washington Mutual Investors Fund
JNL/Mellon Bond Index Fund
JNL/Mellon Emerging Markets Index Fund
JNL/Mellon International Index Fund
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon Small Cap Index Fund
JNL Aggressive Growth Allocation Fund
JNL Conservative Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Allocation Fund
JNL Moderate Growth Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/Goldman Sachs Managed Conservative Fund
JNL/Goldman Sachs Managed Growth Fund
JNL/Goldman Sachs Managed Moderate Fund
JNL/Goldman Sachs Managed Moderate Growth Fund
JNL iShares Tactical Growth Fund
JNL iShares Tactical Moderate Fund
JNL iShares Tactical Moderate Growth Fund
JNL/Vanguard Growth ETF Allocation Fund
JNL/Vanguard Moderate ETF Allocation Fund
JNL/Vanguard Moderate Growth ETF Allocation Fund
JNL Bond Index Fund

JNL Emerging Markets Index Fund
JNL International Index Fund
JNL Mid Cap Index Fund
JNL Small Cap Index Fund
JNL Multi-Manager Alternative Fund
JNL Multi-Manager Emerging Markets Equity Fund
JNL Multi-Manager International Small Cap Fund
JNL Multi-Manager Mid Cap Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL Multi-Manager U.S. Select Equity Fund (commencement of operations November 15, 2022)
JNL S&P 500 Index Fund
JNL/AB Sustainable Global Thematic Fund (commencement of operations April 25, 2022)
JNL/AQR Large Cap Defensive Style Fund
JNL/Baillie Gifford International Growth Fund
JNL/Baillie Gifford U.S. Equity Growth Fund
JNL/Blackrock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Causeway International Value Select Fund
JNL/ClearBridge Large Cap Growth Fund
JNL/DFA International Core Equity Fund
JNL/DFA U.S. Core Equity Fund
JNL/DFA U.S. Small Cap Fund
JNL/DoubleLine Core Fixed Income Fund
JNL/DoubleLine Emerging Markets Fixed Income Fund
JNL/DoubleLine Shiller Enhanced CAPE Fund
JNL/DoubleLine Total Return Fund
JNL/Fidelity Institutional Asset Management Total Bond Fund
JNL/First Sentier Global Infrastructure Fund
JNL/Franklin Templeton Income Fund
JNL/Goldman Sachs 4 Fund
JNL/GQG Emerging Markets Equity Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Heitman U.S. Focused Real Estate Fund
JNL/Invesco Diversified Dividend Fund
JNL/Invesco Global Growth Fund

JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan Global Allocation Fund
JNL/JPMorgan Hedged Equity Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/JPMorgan U.S. Value Fund
JNL/Lazard International Strategic Equity Fund
JNL/Loomis Sayles Global Growth Fund
JNL/Lord Abbett Short Duration Income Fund
JNL/Mellon Communication Services Sector Fund
JNL/Mellon Consumer Discretionary Sector Fund
JNL/Mellon Consumer Staples Sector Fund
JNL/Mellon DowSM Index Fund
JNL/Mellon Energy Sector Fund
JNL/Mellon Financial Sector Fund
JNL/Mellon Healthcare Sector Fund
JNL/Mellon Industrials Sector Fund
JNL/Mellon Information Technology Sector Fund
JNL/Mellon Materials Sector Fund
JNL/Mellon Nasdaq® 100 Index Fund
JNL/Mellon Real Estate Sector Fund
JNL/Mellon S&P 500 Index Fund
JNL/Mellon U.S. Stock Market Index Fund
JNL/Mellon Utilities Sector Fund
JNL/Mellon World Index Fund
JNL/MFS Mid Cap Value Fund
JNL/Morningstar PitchBook Listed Private Equity Index Fund
JNL/Morningstar U.S. Sustainability Index Fund
JNL/Morningstar Wide Moat Index Fund
JNL/Neuberger Berman Commodity Strategy Fund
JNL/Neuberger Berman Gold Plus Strategy Fund (commencement of operations April 25, 2022)
JNL/Neuberger Berman Strategic Income Fund
JNL/Newton Equity Income Fund
JNL/PIMCO Income Fund
JNL/PIMCO Investment Grade Credit Bond Fund
JNL/PIMCO Real Return Fund
JNL/PPM America Floating Rate Income Fund

JNL/PPM America High Yield Bond Fund
JNL/PPM America Total Return Fund
JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/T. Rowe Price Balanced Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price U.S. High Yield Fund
JNL/T. Rowe Price Value Fund
JNL/WCM China Quality Growth Fund (commencement of operations April 25, 2022)
JNL/WCM Focused International Equity Fund
JNL/Westchester Capital Event Driven Fund
JNL/Western Asset Global Multi-Sector Bond Fund
JNL/William Blair International Leaders Fund
JNL/WMC Balanced Fund
JNL/WMC Equity Income Fund
JNL/WMC Global Real Estate Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The annualized expense ratios for the Funds of Funds do not include expenses of the Funds of Funds' Underlying Funds. The annualized expense ratios for the Master Funds include the expenses of both the Master and Feeder Fund. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by each Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading titled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL/American Funds Balanced Fund
Class A	0.91	1,000.00	1,066.60	4.74	1,000.00	1,020.62	4.63
Class I	0.61	1,000.00	1,067.90	3.18	1,000.00	1,022.13	3.11
JNL/American Funds Bond Fund of America Fund
Class A	0.80	1,000.00	1,033.60	4.10	1,000.00	1,021.17	4.08
Class I	0.50	1,000.00	1,034.50	2.56	1,000.00	1,022.68	2.55
JNL/American Funds Capital Income Builder Fund
Class A	0.93	1,000.00	1,050.10	4.81	1,000.00	1,020.52	4.74
Class I	0.63	1,000.00	1,052.50	3.26	1,000.00	1,022.03	3.21
JNL/American Funds Capital World Bond Fund
Class A	1.06	1,000.00	1,044.10	5.46	1,000.00	1,019.86	5.40
Class I	0.76	1,000.00	1,046.10	3.92	1,000.00	1,021.37	3.87
JNL/American Funds Global Growth Fund
Class A	1.06	1,000.00	1,061.60	5.51	1,000.00	1,019.86	5.40
Class I	0.76	1,000.00	1,063.20	3.95	1,000.00	1,021.37	3.87
JNL/American Funds Global Small Capitalization Fund
Class A	1.25	1,000.00	1,040.30	6.43	1,000.00	1,018.90	6.36
Class I	0.95	1,000.00	1,042.00	4.89	1,000.00	1,020.42	4.84
JNL/American Funds Growth Fund
Class A	0.90	1,000.00	1,107.30	4.78	1,000.00	1,020.67	4.58
Class I	0.60	1,000.00	1,108.90	3.19	1,000.00	1,022.18	3.06
JNL/American Funds Growth-Income Fund
Class A	0.92	1,000.00	1,097.80	4.86	1,000.00	1,020.57	4.69
Class I	0.62	1,000.00	1,099.20	3.28	1,000.00	1,022.08	3.16
JNL/American Funds International Fund
Class A	1.17	1,000.00	1,028.80	5.98	1,000.00	1,019.31	5.96
Class I	0.87	1,000.00	1,030.60	4.45	1,000.00	1,020.82	4.43
JNL/American Funds New World Fund
Class A	1.26	1,000.00	1,034.30	6.46	1,000.00	1,018.85	6.41
Class I	0.96	1,000.00	1,036.00	4.93	1,000.00	1,020.37	4.89
JNL/American Funds Washington Mutual Investors Fund
Class A	0.93	1,000.00	1,086.80	4.89	1,000.00	1,020.52	4.74
Class I	0.63	1,000.00	1,088.70	3.32	1,000.00	1,022.03	3.21
JNL/Mellon Bond Index Fund
Class A	0.57	1,000.00	1,029.70	2.92	1,000.00	1,022.33	2.91
Class I	0.27	1,000.00	1,031.70	1.38	1,000.00	1,023.84	1.38

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL/Mellon Emerging Markets Index Fund
Class A	0.75	1,000.00	1,039.80	3.86	1,000.00	1,021.42	3.82
Class I	0.40	1,000.00	1,042.00	2.06	1,000.00	1,023.19	2.04
JNL/Mellon International Index Fund
Class A	0.61	1,000.00	1,053.40	3.16	1,000.00	1,022.13	3.11
Class I	0.31	1,000.00	1,055.20	1.61	1,000.00	1,023.64	1.58
JNL/Mellon S&P 400 MidCap Index Fund
Class A	0.56	1,000.00	1,066.60	2.92	1,000.00	1,022.38	2.85
Class I	0.26	1,000.00	1,067.90	1.36	1,000.00	1,023.89	1.33
JNL/Mellon Small Cap Index Fund
Class A	0.56	1,000.00	1,092.30	2.95	1,000.00	1,022.38	2.85
Class I	0.26	1,000.00	1,094.00	1.37	1,000.00	1,023.89	1.33
JNL Aggressive Growth Allocation Fund
Class A	0.45	1,000.00	1,063.70	2.34	1,000.00	1,022.94	2.29
Class I	0.15	1,000.00	1,065.40	0.78	1,000.00	1,024.45	0.77
JNL Conservative Allocation Fund
Class A	0.48	1,000.00	1,045.10	2.47	1,000.00	1,022.79	2.45
Class I	0.18	1,000.00	1,046.60	0.93	1,000.00	1,024.30	0.92
JNL Growth Allocation Fund
Class A	0.45	1,000.00	1,058.30	2.33	1,000.00	1,022.94	2.29
Class I	0.15	1,000.00	1,060.10	0.78	1,000.00	1,024.45	0.77
JNL Moderate Allocation Fund
Class A	0.46	1,000.00	1,049.60	2.38	1,000.00	1,022.89	2.35
Class I	0.16	1,000.00	1,051.30	0.83	1,000.00	1,024.40	0.82
JNL Moderate Growth Allocation Fund
Class A	0.44	1,000.00	1,053.20	2.28	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	1,054.50	0.72	1,000.00	1,024.50	0.71
JNL/American Funds Growth Allocation Fund
Class A	0.63	1,000.00	1,062.20	3.27	1,000.00	1,022.03	3.21
Class I	0.33	1,000.00	1,063.60	1.72	1,000.00	1,023.54	1.68
JNL/American Funds Moderate Growth Allocation Fund
Class A	0.64	1,000.00	1,054.60	3.31	1,000.00	1,021.98	3.26
Class I	0.34	1,000.00	1,056.10	1.76	1,000.00	1,023.49	1.73
JNL/Goldman Sachs Managed Aggressive Growth Fund
Class A	0.45	1,000.00	1,070.50	2.35	1,000.00	1,022.94	2.29
Class I	0.14	1,000.00	1,072.00	0.73	1,000.00	1,024.50	0.71

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL/Goldman Sachs Managed Conservative Fund
Class A	0.47	1,000.00	1,043.20	2.42	1,000.00	1,022.84	2.40
Class I	0.17	1,000.00	1,044.50	0.88	1,000.00	1,024.35	0.87
JNL/Goldman Sachs Managed Growth Fund
Class A	0.44	1,000.00	1,066.50	2.29	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	1,068.30	0.73	1,000.00	1,024.50	0.71
JNL/Goldman Sachs Managed Moderate Fund
Class A	0.45	1,000.00	1,051.40	2.33	1,000.00	1,022.94	2.29
Class I	0.15	1,000.00	1,052.70	0.78	1,000.00	1,024.45	0.77
JNL/Goldman Sachs Managed Moderate Growth Fund
Class A	0.44	1,000.00	1,057.40	2.28	1,000.00	1,022.99	2.24
Class I	0.14	1,000.00	1,059.10	0.73	1,000.00	1,024.50	0.71
JNL iShares Tactical Growth Fund
Class A	0.65	1,000.00	1,061.70	3.38	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	1,063.00	1.82	1,000.00	1,023.44	1.79
JNL iShares Tactical Moderate Fund
Class A	0.65	1,000.00	1,046.70	3.35	1,000.00	1,021.93	3.31
Class I	0.35	1,000.00	1,048.70	1.81	1,000.00	1,023.44	1.79
JNL iShares Tactical Moderate Growth Fund
Class A	0.66	1,000.00	1,054.10	3.42	1,000.00	1,021.88	3.36
Class I	0.36	1,000.00	1,055.60	1.87	1,000.00	1,023.39	1.84
JNL/Vanguard Growth ETF Allocation Fund
Class A	0.64	1,000.00	1,056.80	3.32	1,000.00	1,021.98	3.26
Class I	0.22	1,000.00	1,059.60	1.14	1,000.00	1,024.10	1.12
JNL/Vanguard Moderate ETF Allocation Fund
Class A	0.65	1,000.00	1,044.40	3.35	1,000.00	1,021.93	3.31
Class I	0.22	1,000.00	1,047.40	1.14	1,000.00	1,024.10	1.12
JNL/Vanguard Moderate Growth ETF Allocation Fund
Class A	0.65	1,000.00	1,051.20	3.36	1,000.00	1,021.93	3.31
Class I	0.23	1,000.00	1,053.00	1.19	1,000.00	1,024.05	1.17
JNL Bond Index Fund
Class I	0.08	1,000.00	1,032.40	0.41	1,000.00	1,024.80	0.41
JNL Emerging Markets Index Fund
Class I	0.16	1,000.00	1,043.00	0.88	1,000.00	1,024.35	0.87

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL International Index Fund
Class I	0.10	1,000.00	1,056.30	0.52	1,000.00	1,024.70	0.51
JNL Mid Cap Index Fund
Class I	0.10	1,000.00	1,068.90	0.52	1,000.00	1,024.70	0.51
JNL Small Cap Index Fund
Class I	0.10	1,000.00	1,094.60	0.53	1,000.00	1,024.70	0.51
JNL Multi-Manager Alternative Fund
Class A	2.45	1,000.00	1,037.90	12.58	1,000.00	1,012.85	12.43
Class I	2.15	1,000.00	1,039.00	11.05	1,000.00	1,014.37	10.92
JNL Multi-Manager Emerging Markets Equity Fund
Class A	1.24	1,000.00	1,044.80	6.39	1,000.00	1,018.95	6.31
Class I	0.94	1,000.00	1,047.10	4.85	1,000.00	1,020.47	4.79
JNL Multi-Manager International Small Cap Fund
Class A	1.22	1,000.00	1,082.20	6.40	1,000.00	1,019.06	6.21
Class I	0.92	1,000.00	1,083.60	4.83	1,000.00	1,020.57	4.69
JNL Multi-Manager Mid Cap Fund
Class A	1.08	1,000.00	1,046.40	5.57	1,000.00	1,019.76	5.50
Class I	0.78	1,000.00	1,047.30	4.03	1,000.00	1,021.27	3.97
JNL Multi-Manager Small Cap Growth Fund
Class A	0.97	1,000.00	1,031.50	4.97	1,000.00	1,020.32	4.94
Class I	0.67	1,000.00	1,033.00	3.43	1,000.00	1,021.83	3.41
JNL Multi-Manager Small Cap Value Fund
Class A	1.07	1,000.00	1,115.10	5.70	1,000.00	1,019.81	5.45
Class I	0.77	1,000.00	1,116.80	4.11	1,000.00	1,021.32	3.92
JNL Multi-Manager U.S. Select Equity Fund
Class A	0.92	1,000.00	1,084.00	4.89	1,000.00	1,020.52	4.74
Class I	0.68	1,000.00	1,085.60	3.26	1,000.00	1,022.08	3.16
JNL S&P 500 Index Fund
Class I	0.09	1,000.00	1,080.00	0.47	1,000.00	1,024.75	0.46
JNL/AB Sustainable Global Thematic Fund
Class A	1.16	1,000.00	1,036.50	5.95	1,000.00	1,019.36	5.90
Class I	0.85	1,000.00	1,038.20	4.37	1,000.00	1,020.92	4.33
JNL/AQR Large Cap Defensive Style Fund
Class A	0.86	1,000.00	1,052.80	4.45	1,000.00	1,020.87	4.38
Class I	0.56	1,000.00	1,054.30	2.90	1,000.00	1,022.38	2.85

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL/Baillie Gifford International Growth Fund
Class A	0.99	1,000.00	1,001.70	4.99	1,000.00	1,020.21	5.04
Class I	0.69	1,000.00	1,004.20	3.49	1,000.00	1,021.73	3.52
JNL/Baillie Gifford U.S. Equity Growth Fund
Class A	0.95	1,000.00	1,089.40	5.00	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	1,090.60	3.43	1,000.00	1,021.93	3.31
JNL/BlackRock Global Allocation Fund
Class A	1.04	1,000.00	1,057.30	5.39	1,000.00	1,019.96	5.30
Class I	0.74	1,000.00	1,059.20	3.84	1,000.00	1,021.48	3.77
JNL/BlackRock Global Natural Resources Fund
Class A	0.97	1,000.00	1,033.80	5.02	1,000.00	1,020.27	4.99
Class I	0.67	1,000.00	1,035.40	3.49	1,000.00	1,021.78	3.47
JNL/BlackRock Large Cap Select Growth Fund
Class A	0.84	1,000.00	1,117.10	4.48	1,000.00	1,020.97	4.28
Class I	0.54	1,000.00	1,118.70	2.88	1,000.00	1,022.48	2.75
JNL/Causeway International Value Select Fund
Class A	0.97	1,000.00	1,065.70	5.05	1,000.00	1,020.32	4.94
Class I	0.67	1,000.00	1,067.40	3.49	1,000.00	1,021.83	3.41
JNL/ClearBridge Large Cap Growth Fund
Class A	0.93	1,000.00	1,091.80	4.90	1,000.00	1,020.52	4.74
Class I	0.63	1,000.00	1,093.70	3.32	1,000.00	1,022.03	3.21
JNL/DFA International Core Equity Fund
Class A	0.90	1,000.00	1,058.50	4.67	1,000.00	1,020.67	4.58
Class I	0.55	1,000.00	1,060.40	2.86	1,000.00	1,022.43	2.80
JNL/DFA U.S. Core Equity Fund
Class A	0.80	1,000.00	1,080.80	4.20	1,000.00	1,021.17	4.08
Class I	0.45	1,000.00	1,083.30	2.36	1,000.00	1,022.94	2.29
JNL/DFA U.S. Small Cap Fund
Class A	0.98	1,000.00	1,088.80	5.16	1,000.00	1,020.27	4.99
Class I	0.63	1,000.00	1,090.40	3.32	1,000.00	1,022.03	3.21
JNL/DoubleLine Core Fixed Income Fund
Class A	0.78	1,000.00	1,032.60	4.00	1,000.00	1,021.27	3.97
Class I	0.48	1,000.00	1,034.30	2.46	1,000.00	1,022.79	2.45
JNL/DoubleLine Emerging Markets Fixed Income Fund
Class A	1.08	1,000.00	1,060.30	5.66	1,000.00	1,019.71	5.55
Class I	0.78	1,000.00	1,061.50	4.10	1,000.00	1,021.22	4.02

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL/DoubleLine Shiller Enhanced CAPE Fund
Class A	1.01	1,000.00	1,098.10	5.34	1,000.00	1,020.11	5.14
Class I	0.71	1,000.00	1,099.40	3.76	1,000.00	1,021.63	3.62
JNL/DoubleLine Total Return Fund
Class A	0.83	1,000.00	1,024.30	4.23	1,000.00	1,021.02	4.23
Class I	0.53	1,000.00	1,025.90	2.71	1,000.00	1,022.53	2.70
JNL/Fidelity Institutional Asset Management Total Bond Fund
Class A	0.78	1,000.00	1,037.40	4.01	1,000.00	1,021.27	3.97
Class I	0.48	1,000.00	1,039.70	2.47	1,000.00	1,022.79	2.45
JNL/First Sentier Global Infrastructure Fund
Class A	1.14	1,000.00	1,014.10	5.79	1,000.00	1,019.46	5.80
Class I	0.84	1,000.00	1,015.00	4.27	1,000.00	1,020.97	4.28
JNL/Franklin Templeton Income Fund
Class A	0.94	1,000.00	1,047.60	4.85	1,000.00	1,020.47	4.79
Class I	0.64	1,000.00	1,049.10	3.31	1,000.00	1,021.98	3.26
JNL/Goldman Sachs 4 Fund
Class A	0.70	1,000.00	1,074.40	3.66	1,000.00	1,021.68	3.57
Class I	0.40	1,000.00	1,075.90	2.09	1,000.00	1,023.19	2.04
JNL/GQG Emerging Markets Equity Fund
Class A	1.36	1,000.00	1,129.60	7.30	1,000.00	1,018.35	6.92
Class I	1.06	1,000.00	1,131.30	5.69	1,000.00	1,019.86	5.40
JNL/Harris Oakmark Global Equity Fund
Class A	1.12	1,000.00	1,043.60	5.77	1,000.00	1,019.56	5.70
Class I	0.82	1,000.00	1,045.20	4.23	1,000.00	1,021.07	4.18
JNL/Heitman U.S. Focused Real Estate Fund
Class A	1.11	1,000.00	1,059.70	5.71	1,000.00	1,019.66	5.60
Class I	0.81	1,000.00	1,061.20	4.16	1,000.00	1,021.17	4.08
JNL/Invesco Diversified Dividend Fund
Class A	0.97	1,000.00	1,052.60	5.02	1,000.00	1,020.32	4.94
Class I	0.67	1,000.00	1,054.50	3.47	1,000.00	1,021.83	3.41
JNL/Invesco Global Growth Fund
Class A	0.97	1,000.00	1,091.80	5.11	1,000.00	1,020.32	4.94
Class I	0.67	1,000.00	1,093.30	3.54	1,000.00	1,021.83	3.41
JNL/Invesco Small Cap Growth Fund
Class A	1.04	1,000.00	1,021.60	5.30	1,000.00	1,019.96	5.30
Class I	0.74	1,000.00	1,023.40	3.77	1,000.00	1,021.48	3.77

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL/JPMorgan Global Allocation Fund
Class A	1.07	1,000.00	1,055.30	5.54	1,000.00	1,019.81	5.45
Class I	0.77	1,000.00	1,056.70	3.99	1,000.00	1,021.32	3.92
JNL/JPMorgan Hedged Equity Fund
Class A	0.96	1,000.00	1,023.00	4.90	1,000.00	1,020.37	4.89
Class I	0.66	1,000.00	1,024.90	3.37	1,000.00	1,021.88	3.36
JNL/JPMorgan MidCap Growth Fund
Class A	0.89	1,000.00	1,070.50	4.64	1,000.00	1,020.72	4.53
Class I	0.59	1,000.00	1,072.10	3.08	1,000.00	1,022.23	3.01
JNL/JPMorgan U.S. Government & Quality Bond Fund
Class A	0.69	1,000.00	1,025.20	3.52	1,000.00	1,021.73	3.52
Class I	0.39	1,000.00	1,027.30	1.99	1,000.00	1,023.24	1.99
JNL/JPMorgan U.S. Value Fund
Class A	0.88	1,000.00	1,052.30	4.55	1,000.00	1,020.77	4.48
Class I	0.58	1,000.00	1,054.30	3.00	1,000.00	1,022.28	2.96
JNL/Lazard International Strategic Equity Fund
Class A	1.10	1,000.00	1,034.00	5.64	1,000.00	1,019.66	5.60
Class I	0.80	1,000.00	1,035.20	4.10	1,000.00	1,021.17	4.08
JNL/Loomis Sayles Global Growth Fund
Class A	1.01	1,000.00	1,074.50	5.28	1,000.00	1,020.11	5.14
Class I	0.71	1,000.00	1,076.10	3.72	1,000.00	1,021.63	3.62
JNL/Lord Abbett Short Duration Income Fund
Class A	0.80	1,000.00	1,038.10	4.11	1,000.00	1,021.17	4.08
Class I	0.50	1,000.00	1,040.20	2.57	1,000.00	1,022.68	2.55
JNL/Mellon Communication Services Sector Fund
Class A	0.65	1,000.00	1,141.60	3.51	1,000.00	1,021.93	3.31
Class I	0.30	1,000.00	1,144.10	1.62	1,000.00	1,023.69	1.53
JNL/Mellon Consumer Discretionary Sector Fund
Class A	0.64	1,000.00	1,067.40	3.34	1,000.00	1,021.98	3.26
Class I	0.29	1,000.00	1,068.90	1.51	1,000.00	1,023.74	1.48
JNL/Mellon Consumer Staples Sector Fund
Class A	0.65	1,000.00	999.40	3.28	1,000.00	1,021.93	3.31
Class I	0.30	1,000.00	1,001.30	1.51	1,000.00	1,023.69	1.53
JNL/Mellon Dow Index Fund
Class A	0.65	1,000.00	1,103.60	3.45	1,000.00	1,021.93	3.31
Class I	0.30	1,000.00	1,105.50	1.59	1,000.00	1,023.69	1.53

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL/Mellon Energy Sector Fund
Class A	0.63	1,000.00	1,048.40	3.25	1,000.00	1,022.03	3.21
Class I	0.28	1,000.00	1,050.20	1.45	1,000.00	1,023.79	1.43
JNL/Mellon Financial Sector Fund
Class A	0.64	1,000.00	1,141.00	3.45	1,000.00	1,021.98	3.26
Class I	0.29	1,000.00	1,143.00	1.57	1,000.00	1,023.74	1.48
JNL/Mellon Healthcare Sector Fund
Class A	0.63	1,000.00	1,028.20	3.22	1,000.00	1,022.03	3.21
Class I	0.28	1,000.00	1,029.90	1.43	1,000.00	1,023.79	1.43
JNL/Mellon Industrials Sector Fund
Class A	0.66	1,000.00	1,076.50	3.45	1,000.00	1,021.88	3.36
Class I	0.31	1,000.00	1,078.60	1.62	1,000.00	1,023.64	1.58
JNL/Mellon Information Technology Sector Fund
Class A	0.62	1,000.00	1,112.10	3.30	1,000.00	1,022.08	3.16
Class I	0.27	1,000.00	1,114.10	1.44	1,000.00	1,023.84	1.38
JNL/Mellon Materials Sector Fund
Class A	0.67	1,000.00	1,052.00	3.47	1,000.00	1,021.83	3.41
Class I	0.32	1,000.00	1,053.50	1.66	1,000.00	1,023.59	1.63
JNL/Mellon Nasdaq 100 Index Fund
Class A	0.64	1,000.00	1,109.70	3.40	1,000.00	1,021.98	3.26
Class I	0.29	1,000.00	1,111.80	1.54	1,000.00	1,023.74	1.48
JNL/Mellon Real Estate Sector Fund
Class A	0.67	1,000.00	1,075.70	3.45	1,000.00	1,021.88	3.36
Class I	0.32	1,000.00	1,077.70	1.62	1,000.00	1,023.64	1.58
JNL/Mellon S&P 500 Index Fund
Class A	0.52	1,000.00	1,077.60	2.72	1,000.00	1,022.58	2.65
Class I	0.22	1,000.00	1,079.50	1.15	1,000.00	1,024.10	1.12
JNL/Mellon U.S. Stock Market Index Fund
Class A	0.62	1,000.00	1,082.00	3.25	1,000.00	1,022.08	3.16
Class I	0.32	1,000.00	1,083.70	1.68	1,000.00	1,023.59	1.63
JNL/Mellon Utilities Sector Fund
Class A	0.64	1,000.00	982.50	3.20	1,000.00	1,021.98	3.26
Class I	0.29	1,000.00	984.40	1.45	1,000.00	1,023.74	1.48
JNL/Mellon World Index Fund
Class A	0.65	1,000.00	1,072.90	3.40	1,000.00	1,021.93	3.31
Class I	0.31	1,000.00	1,074.70	1.62	1,000.00	1,023.64	1.58

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL/MFS Mid Cap Value Fund
Class A	0.95	1,000.00	1,061.00	4.94	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	1,063.20	3.38	1,000.00	1,021.93	3.31
JNL/Morningstar PitchBook Listed Private Equity Index Fund
Class A	0.72	1,000.00	1,250.60	4.03	1,000.00	1,021.63	3.62
Class I	0.42	1,000.00	1,253.30	2.33	1,000.00	1,023.14	2.09
JNL/Morningstar U.S. Sustainability Index Fund
Class A	0.71	1,000.00	1,084.80	3.73	1,000.00	1,021.63	3.62
Class I	0.36	1,000.00	1,086.70	1.89	1,000.00	1,023.39	1.84
JNL/Morningstar Wide Moat Index Fund
Class A	0.76	1,000.00	1,071.70	3.97	1,000.00	1,021.37	3.87
Class I	0.46	1,000.00	1,073.00	2.40	1,000.00	1,022.89	2.35
JNL/Neuberger Berman Commodity Strategy Fund
Class A	0.90	1,000.00	1,012.20	4.56	1,000.00	1,020.67	4.58
Class I	0.60	1,000.00	1,013.30	3.04	1,000.00	1,022.18	3.06
JNL/Neuberger Berman Gold Plus Strategy Fund
Class A	1.20	1,000.00	1,075.80	6.28	1,000.00	1,019.16	6.11
Class I	0.82	1,000.00	1,077.60	4.29	1,000.00	1,021.07	4.18
JNL/Neuberger Berman Strategic Income Fund
Class A	0.94	1,000.00	1,058.50	4.88	1,000.00	1,020.47	4.79
Class I	0.64	1,000.00	1,060.00	3.32	1,000.00	1,021.98	3.26
JNL/Newton Equity Income Fund
Class A	0.87	1,000.00	1,066.70	4.53	1,000.00	1,020.82	4.43
Class I	0.57	1,000.00	1,068.20	2.97	1,000.00	1,022.33	2.91
JNL/PIMCO Income Fund
Class A	1.13	1,000.00	1,058.50	5.86	1,000.00	1,019.51	5.75
Class I	0.82	1,000.00	1,059.40	4.26	1,000.00	1,021.07	4.18
JNL/PIMCO Investment Grade Credit Bond Fund
Class A	0.83	1,000.00	1,047.20	4.28	1,000.00	1,021.02	4.23
Class I	0.53	1,000.00	1,048.30	2.74	1,000.00	1,022.53	2.70
JNL/PIMCO Real Return Fund
Class A	1.13	1,000.00	1,021.70	5.76	1,000.00	1,019.51	5.75
Class I	0.82	1,000.00	1,023.00	4.18	1,000.00	1,021.07	4.18
JNL/PPM America Floating Rate Income Fund
Class A	0.90	1,000.00	1,064.00	4.68	1,000.00	1,020.67	4.58
Class I	0.60	1,000.00	1,065.60	3.12	1,000.00	1,022.18	3.06

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL/PPM America High Yield Bond Fund
Class A	0.75	1,000.00	1,077.00	3.93	1,000.00	1,021.42	3.82
Class I	0.45	1,000.00	1,078.30	2.36	1,000.00	1,022.94	2.29
JNL/PPM America Total Return Fund
Class A	0.79	1,000.00	1,039.50	4.06	1,000.00	1,021.22	4.02
Class I	0.49	1,000.00	1,040.70	2.52	1,000.00	1,022.74	2.50
JNL/RAFI Fundamental U.S. Small Cap Fund
Class A	0.67	1,000.00	1,085.40	3.52	1,000.00	1,021.83	3.41
Class I	0.32	1,000.00	1,087.80	1.68	1,000.00	1,023.59	1.63
JNL/RAFI Multi-Factor U.S. Equity Fund
Class A	0.68	1,000.00	1,073.00	3.55	1,000.00	1,021.78	3.47
Class I	0.38	1,000.00	1,074.60	1.99	1,000.00	1,023.29	1.94
JNL/T. Rowe Price Balanced Fund
Class A	0.97	1,000.00	1,062.00	5.04	1,000.00	1,020.32	4.94
Class I	0.67	1,000.00	1,062.90	3.48	1,000.00	1,021.83	3.41
JNL/T. Rowe Price Capital Appreciation Fund
Class A	0.95	1,000.00	1,065.10	4.94	1,000.00	1,020.42	4.84
Class I	0.65	1,000.00	1,066.60	3.39	1,000.00	1,021.93	3.31
JNL/T. Rowe Price Established Growth Fund
Class A	0.83	1,000.00	1,105.10	4.40	1,000.00	1,021.02	4.23
Class I	0.53	1,000.00	1,106.70	2.81	1,000.00	1,022.53	2.70
JNL/T. Rowe Price Mid-Cap Growth Fund
Class A	0.98	1,000.00	1,062.30	5.09	1,000.00	1,020.27	4.99
Class I	0.68	1,000.00	1,063.90	3.54	1,000.00	1,021.78	3.47
JNL/T. Rowe Price Short-Term Bond Fund
Class A	0.72	1,000.00	1,036.40	3.70	1,000.00	1,021.58	3.67
Class I	0.41	1,000.00	1,037.50	2.11	1,000.00	1,023.14	2.09
JNL/T. Rowe Price U.S. High Yield Fund
Class A	0.93	1,000.00	1,064.40	4.84	1,000.00	1,020.52	4.74
Class I	0.63	1,000.00	1,065.90	3.28	1,000.00	1,022.03	3.21
JNL/T. Rowe Price Value Fund
Class A	0.87	1,000.00	1,074.90	4.55	1,000.00	1,020.82	4.43
Class I	0.57	1,000.00	1,076.40	2.98	1,000.00	1,022.33	2.91
JNL/WCM China Quality Growth Fund
Class A	1.37	1,000.00	902.70	6.57	1,000.00	1,018.30	6.97
Class I	1.02	1,000.00	905.10	4.90	1,000.00	1,020.06	5.19

JNL Series Trust

Additional Disclosures (Unaudited)

December 31, 2023

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/23($)	Ending Account Value 12/31/23($)	Expenses Paid During Period($)††
JNL/WCM Focused International Equity Fund
Class A	1.12	1,000.00	1,018.80	5.70	1,000.00	1,019.56	5.70
Class I	0.82	1,000.00	1,020.50	4.18	1,000.00	1,021.07	4.18
JNL/Westchester Capital Event Driven Fund
Class A	2.01	1,000.00	1,064.60	10.46	1,000.00	1,015.07	10.21
Class I	1.81	1,000.00	1,066.80	9.48	1,000.00	1,016.03	9.25
JNL/Western Asset Global Multi-Sector Bond Fund
Class A	0.99	1,000.00	1,057.70	5.13	1,000.00	1,020.21	5.04
Class I	0.69	1,000.00	1,059.30	3.58	1,000.00	1,021.73	3.52
JNL/William Blair International Leaders Fund
Class A	0.98	1,000.00	1,011.90	4.97	1,000.00	1,020.27	4.99
Class I	0.68	1,000.00	1,014.00	3.45	1,000.00	1,021.78	3.47
JNL/WMC Balanced Fund
Class A	0.71	1,000.00	1,056.30	3.68	1,000.00	1,021.63	3.62
Class I	0.41	1,000.00	1,058.00	2.13	1,000.00	1,023.14	2.09
JNL/WMC Equity Income Fund
Class A	0.88	1,000.00	1,056.30	4.56	1,000.00	1,020.77	4.48
Class I	0.58	1,000.00	1,058.40	3.01	1,000.00	1,022.28	2.96
JNL/WMC Global Real Estate Fund
Class A	1.04	1,000.00	1,070.20	5.43	1,000.00	1,019.96	5.30
Class I	0.74	1,000.00	1,072.50	3.87	1,000.00	1,021.48	3.77
JNL/WMC Government Money Market Fund
Class A	0.56	1,000.00	1,024.20	2.86	1,000.00	1,022.38	2.85
Class I	0.26	1,000.00	1,025.80	1.33	1,000.00	1,023.89	1.33
JNL/WMC Value Fund
Class A	0.79	1,000.00	1,071.50	4.12	1,000.00	1,021.22	4.02
Class I	0.49	1,000.00	1,073.30	2.56	1,000.00	1,022.74	2.50

† For Classes with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available without charge (1) by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), (2) by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (57) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	132

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 12/2006 to present, 12/2006 to 12/2020, and 8/2014 to 12/2020); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present)

Other Directorships Held by Trustee During Past 5 Years: Interested Trustee/Manager of other investment companies advised by JNAM (4/2015 to 12/2020 and 1/2007 to 12/2020)
Independent Trustees
Eric O. Anyah (56) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	132
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
Michael J. Bouchard (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	132
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 4/2000 to 12/2020)
Ellen Carnahan (68) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	132
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director and Audit Committee Member (11/2016 to 8/2023) and Compensation Committee Chair (3/2018 to 8/2023), Paylocity Holding Corporation; Director, Audit Committee Member, and Governance Committee Member (5/2015 to present) and Audit Committee Chair (3/2019 to present), ENOVA International Inc.; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
John W. Gillespie (70) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	132
Principal Occupation(s) During Past 5 Years: Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
William R. Rybak (72) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	132
Principal Occupation(s) During Past 5 Years: Private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present) and Board Chair (2/2016 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present), Governance Committee Chair (2004 to 7/2019), and Audit Committee Chair (7/2019 to present), each of the Calamos Mutual Funds and Closed-End Funds; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 1/2007 to 12/2020)

Mark S. Wehrle (66) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	132
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to 12/2019); Retired Certified Public Accountant (1/2011 to present)

Other Directorships Held by Trustee During Past 5 Years:

Trustee, Delta Dental of Colorado (1/2012 to 12/2020); Trustee/Manager of other investment companies advised by JNAM and/or an affiliate of JNAM (1/2018 to 12/2020 and 7/2013 to 12/2020)

Edward C. Wood (67) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2020 to present) Trustee [2] (12/2013 to present)	132
Principal Occupation(s) During Past 5 Years: None
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
Patricia A. Woodworth (68) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	132
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, National Trust for Historic Preservation (3/2019 to 8/2020 and 11/2023 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 1/2007 to 12/2020)
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (40) 1 Corporate Way Lansing, MI 48951	Vice President (11/2022 to present) Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2022 to present); Deputy General Counsel of JNAM (8/2021 to present); Assistant Vice President of JNAM (2/2018 to 8/2022); Associate General Counsel of JNAM (3/2016 to 8/2021); Vice President of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, and 11/2022 to present); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 3/2016 to present, 3/2016 to 12/2020, and 5/2012 to 12/2020); Assistant Secretary (1/2021 to 5/2022), Vice President (11/2017 to present), and Secretary (11/2017 to 2/2021 and 5/2022 to present) of an investment company advised by PPM America, Inc.

Garett J. Childs (44) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present)

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer of JNAM (8/2021 to present); Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to 8/2021); Vice President of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 2/2019 to present, and 2/2019 to 12/2020); Chief Risk Officer of JNAM (7/2016 to 2/2019); Assistant Vice President, Corporate Finance of JNAM (12/2013 to 2/2019)

Kelly L. Crosser (51) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Director, Legal of JNAM (12/2021 to present); Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to 12/2021); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 9/2007 to present, 9/2007 to 12/2020, and 10/2011 to 12/2020)

Richard J. Gorman (58) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 8/2018 to present, and 8/2018 to 12/2020)

William P. Harding (49) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 11/2012 to present, 11/2012 to 12/2020, and 5/2014 to 12/2020)

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Daniel W. Koors (53) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer & Chief Financial Officer (9/2016 to 6/2020)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 12/2006 to present, 12/2006 to 12/2020, and 1/2018 to 12/2020); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to 6/2020, 9/2016 to 12/2020, and 10/2011 to 12/2020); Principal Financial Officer (11/2017 to 1/2021), Treasurer (11/2017 to 1/2021), and Vice President (11/2017 to present) of an investment company advised by PPM America, Inc.

Kristen K. Leeman (48) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Project Manager (10/2023 to present); Senior Regulatory Analyst of JNAM (5/2021 to 10/2023); Regulatory Analyst of JNAM (1/2018 to 5/2021); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 6/2012 to present, 6/2012 to 12/2020, and 1/2018 to 12/2020)

Adam C. Lueck (41) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (12/2021 to present); Senior Attorney of JNAM (2/2018 to 12/2021); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 3/2018 to present, 3/2018 to 12/2020, and 12/2015 to 12/2020)

Mia K. Nelson (41) 1 Corporate Way Lansing, MI 48951	Vice President (11/2022 to present) Assistant Vice President (8/2017 to 11/2022)

Principal Occupation(s) During Past 5 Years:

Vice President, Tax of JNAM (8/2022 to present); Assistant Vice President, Tax of JNAM (3/2017 to 8/2022); Vice President of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, and 11/2022 to present); Assistant Vice President of other investment companies advised by JNAM (8/2017 to 11/2022, 8/2017 to 12/2020, and 9/2017 to 12/2020)

Joseph B. O’Boyle (61) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 1/2018 to present, and 1/2018 to 12/2020); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present)

Trustees and Officers of JNL Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Susan S. Rhee (52) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, 2/2004 to present, 2/2004 to 12/2020, and 10/2011 to 12/2020); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to 7/2022)

Andrew Tedeschi (58) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer (6/2020 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, JNAM (1/2019 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (11/2023 to present, 6/2023 to present, and 6/2020 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (1/2021 to present)

Trustees and Officers of JNL Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for their services as such for the 12-month period ended December 31, 2023:

	Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
	Eric O. Anyah	$380,427	$0	$0	$385,000	[2]
	Michael Bouchard	$355,723	$0	$0	$360,000	[3]
	Ellen Carnahan	$380,427	$0	$0	$385,000	[4]
	John Gillespie	$380,427	$0	$0	$385,000
	William R. Rybak	$355,723	$0	$0	$360,000
	Mark S. Wehrle	$385,368	$0	$0	$390,000
	Edward Wood	$459,476	$0	$0	$465,000	[5]
	Patricia Woodworth	$355,723	$0	$0	$360,000
[1]

The fees paid to the Independent Trustees are paid for combined service on the Boards of the JNL Series Trust, JNL Investors Series Trust, and Jackson Credit Opportunities Fund (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $3,090,000.

[2]	Amount includes $385,000 deferred by Mr. Anyah.
[3]	Amount includes $18,000 deferred by Mr. Bouchard.
[4]	Amount includes $192,500 deferred by Ms. Carnahan
[5]	Amount includes $186,000 deferred by Mr. Wood.

The Statement of Additional Information includes additional information about the Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

JNL SERIES TRUST

(the “Trust”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each a “Fund,” and collectively, the “Funds”) and, as required by law, determines annually whether to approve the Funds’ advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”), unitary fee agreement for its master funds (“Master Fund Advisory Agreement”), and sub-advisory agreements (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”) with the Funds’ respective investment sub-advisers (the “Sub-Adviser(s)”), including certain sub-sub-advisers.

At meetings held on May 31-June 2, 2023 and August 29-31, 2023, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Agreements. In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements through September 30, 2024.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements. The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Agreements and each Fund’s investment advisory fee. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each applicable Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including, but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement and its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds. The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor and custodian. With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers. The Board also considered the investment sub-advisory services provided by each Sub-Adviser. The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of JNAM’s and the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund as described in quarterly reports prepared by management. The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund’s gross performance (unless otherwise noted) compared to the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”). For certain Funds, the Board considered the relevant custom benchmark, blended benchmark, or custom peer group. This consideration was based on JNAM’s assertion that the custom or blended benchmark or custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark index or peer group for certain Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information. With respect to these peer groups and custom peer groups, the Board further considered that comparison to these groups provides a helpful way to measure the Funds’ performance, but noted that peer universes are constantly evolving, and, as such, the Funds’ peer groups and, where applicable, custom peer groups, may change from time to time. The performance reviewed by the Board was for periods ended on December 31, 2022 (unless otherwise noted). When available, the Board considered one-, three-, five-, and ten-year performance.

JNL Aggressive Growth Allocation Fund. The Board considered that the Fund outperformed its custom peer group for the fourth quarter of 2022, though it underperformed its benchmark for all periods and underperformed its custom peer group for the remaining periods. The Board noted that the Fund outperformed its benchmark and custom peer group (ranking in the 36th percentile) for the first quarter of 2023. The Board took into account that the Fund outperformed its custom peer group median in three of the last six calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/AB Sustainable Global Thematic Fund, JNL/Neuberger Berman Gold Plus Strategy Fund, and JNL/WCM China Quality Growth Fund. The Board noted that each Fund commenced operations in April 2022 and has less than one calendar year of performance data as of December 31, 2022. The Board noted, therefore, that it would be prudent to allow more time for each Fund to develop its performance record. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/American Funds Balanced Fund. The Board considered that the Fund outperformed its peer group for the one-, three-, and five-year periods and its blended benchmark for the one- and three-year periods, though it underperformed its blended benchmark for the five- and ten-year periods and its peer group for the ten-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Bond Fund of America Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-year period. The Board noted that the Fund commenced operations in April 2021 and only had one calendar year of performance data as of December 31, 2022. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/American Funds Capital Income Builder Fund. The Board considered that the Fund outperformed its blended benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Advisory Agreement.

JNL/American Funds Capital World Bond Fund. The Board considered that the Fund outperformed its benchmark for the three-, five-, and ten-year periods, though it underperformed its benchmark for the one-year period and its custom peer group for all periods. The Board took into account that the Fund outperformed its benchmark and peer group in three of the last five calendar years. The Board further considered that, because the Fund changed its principal investment strategy effective April 2020, it would be prudent to allow the team more time to develop its performance record with the Fund under its current principal investment strategy. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Global Growth Fund. The Board considered that the Fund outperformed its peer group for the one-, three-, and five-year periods and its benchmark for the three- and five-year periods, though it underperformed its benchmark of the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Global Small Capitalization Fund. The Board considered that the Fund outperformed its benchmark for the five- and ten-year periods, though it underperformed its benchmark for the one- and three-year periods and its peer group for all periods. The Board took into account that the Fund outperformed its benchmark in four of the last six calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Growth Allocation Fund. The Board considered that the Fund outperformed, after expenses, its benchmark and custom peer group for the three-, five-, and ten-year periods, though it underperformed, after expenses, its benchmark and custom peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Growth Fund. The Board considered that the Fund outperformed its peer group for one-, three-, five-, and ten-year periods and its benchmark for the three-, five-, and ten-year periods, though it underperformed its benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Growth-Income Fund. The Board considered that the Fund outperformed its benchmark and peer group (ranking in the 25th percentile) for the fourth quarter of 2022 and its benchmark and peer group (ranking in the 36th percentile) for the one-year period, though the Fund underperformed its benchmark and peer group for the remaining periods. The Board further considered the Fund’s emphasis on income-generating securities, the investment in which had provided a headwind to the Fund’s performance in 2021. The Board further noted that the Fund outperformed its benchmark for the one-year period ended June 30, 2023. The Board also considered that the Fund performed in the top half of its peer group for the second quarter of 2023 and the one-year period ended June 30, 2023. The Board also took into account that the Fund’s performance relative to peers is more favorable on a risk-adjusted basis and that the Fund has exhibited lower volatility. The Board concluded in light of the Fund’s improving performance, that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds International Fund. The Board considered that the Fund outperformed its peer group for one-year period and its benchmark for the ten-year period, though it underperformed its peer group for the three-, five-, and ten-year periods and its benchmark for the one-, three-, and five-year periods. The Board took into account that the Fund outperformed its benchmark in three of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Moderate Growth Allocation Fund. The Board considered that the Fund outperformed, after expenses, its benchmark and custom peer group for the three-, five-, and ten-year periods, though it underperformed, after expenses, its benchmark and custom peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds New World Fund. The Board considered that the Fund outperformed its peer group for the one-, three-, five-, and ten-year periods, though it underperformed its benchmark for those same periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/American Funds Washington Mutual Investors Fund. The Board considered that the Fund outperformed its benchmark for one- and three- year periods and its peer group for the three- and ten-year periods, though it underperformed its benchmark for the five- and ten-year periods and its peer group for the one- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/AQR Large Cap Defensive Style Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Baillie Gifford International Growth Fund. The Board considered that the Fund outperformed its benchmark for the five-year period, though it underperformed its benchmark for the one- and three-year periods and its peer group for the one-, three-, and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Baillie Gifford U.S. Equity Growth Fund. The Board considered that the Fund underperformed its benchmark and peer group for the one-year period. The Board noted that the Fund commenced operations in April 2021 and only had one calendar year of performance data as of December 31, 2022. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Allocation Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the three-, five-, and ten-year periods though it underperformed its peer group for the one-year period. The Board concluded it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Natural Resources Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-, three-, and five-year periods, though it underperformed its benchmark and peer group for the ten-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Large Cap Select Growth Fund. The Board noted that the Fund outperformed its benchmark for the fourth quarter of 2022 and outperformed its benchmark and peer group (ranking in the 13th percentile) for the first quarter of 2023, though the Fund underperformed its benchmark and peer group for the remaining periods. The Board further noted that the Fund outperformed its benchmark and peer group for the second quarter of 2023 and the year-to-date and one-year periods ended June 30, 2023. The Board also considered that the Fund outperformed its benchmark and peer group median for three of the last six calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Bond Index Fund, JNL Emerging Markets Index Fund, JNL Mid Cap Index Fund, and JNL Small Cap Index Fund. The Board considered that each Fund underperformed its benchmark for the one-year period. The Board noted that each Fund commenced operations in April 2021 and had only one calendar year of performance data as of December 31, 2022. The Board noted, therefore, that it would be prudent to allow more time to develop its performance record. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Master Fund Advisory Agreement.

JNL/Causeway International Value Select Fund. The Board considered that the Fund outperformed its benchmark for the three-, five-, and ten-year periods, though it underperformed its benchmark for the one-year period. The Board also considered that the Fund outperformed its peer group for the one-, three-, and five-year periods, though it underperformed its peer group for the ten-year period. The Board, therefore, concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/ClearBridge Large Cap Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the fourth quarter of 2022, though it underperformed its benchmark and peer group for the one-, three-, and five-year periods. The Board took into account that the Fund outperformed its peer group average in two out of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Conservative Allocation Fund. The Board considered that the Fund underperformed its custom peer group and benchmark for all periods. The Board took into account that the Fund outperformed its custom peer group median in three out of the last five calendar years. The Board took into account that the Fund outperformed its benchmark in two of the last four calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/DFA International Core Equity Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board noted that the Fund had commenced operations in June 2019 and only had three calendar years of performance data as of December 31, 2022. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DFA U.S. Core Equity Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the one, three-, and ten-year periods, though it underperformed its peer group for the five-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DFA U.S. Small Cap Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-, three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Core Fixed Income Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the one-year period, though it underperformed its peer group for the three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Emerging Markets Fixed Income Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, and five-year periods and its peer group for the three- and five-year periods, though it underperformed its peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Shiller Enhanced CAPE Fund. The Board considered that the Fund underperformed its benchmark and peer group for the one-, three-, and five-year periods. The Board also noted that the Fund outperformed its peer group for four out of the last six calendar years and outperformed its benchmark for three out of the last six calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine® Total Return Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the one-year period, though it underperformed its peer group for the three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Fidelity Institutional Asset Management® Total Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the one- and three-year periods, though it underperformed its peer group for the five- and ten-year periods. The Board took into account that the current Sub-Adviser has been managing the Fund only since June 24, 2019 and, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/First Sentier Global Infrastructure Fund. The Board observed that the Fund outperformed its benchmark for the three-, five-, and ten-year periods, though it underperformed its benchmark for the one-year period. The Board also considered that it outperformed its peer group for the one-year period, though it underperformed its peer group for the three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Franklin Templeton Income Fund. The Board considered that the Fund outperformed its custom peer group for the one-, three-, five-, and ten-year periods and its benchmark for the one-, three-, and five-year periods, though it underperformed its benchmark for the ten-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs 4 Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods and its peer group for the three-, five-, and ten-year periods, though it underperformed its benchmark for the five- and ten-year periods and its peer group for the one-year period. The Board noted that the Fund changed from having two sub-advisers to one sub-adviser effective November 14, 2022. The Board further considered that because the Fund changed its principal investment strategy effective April 2021, it would be prudent to allow the team more time to develop its performance record with the Fund under its current principal investment strategy. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Managed Aggressive Growth Fund. The Board considered that, after expenses, the Fund outperformed its custom peer group for the five- and ten-year periods (ranking in the 29th percentile in each), though it underperformed its custom peer group for the remaining periods and its blended benchmark for all periods. The Board took into account that the Fund outperformed its custom peer group for the first quarter of 2023 (ranking in the 11th percentile). The Board considered that the Fund outperformed its custom peer group for calendar years 2020, 2019, and 2018 (ranking in the 17th, 17th, and 14th percentiles, respectively). The Board noted JNAM’s assertion that the custom peer group provides the more meaningful performance comparison for the Fund because the funds included in the peer group are more narrowly screened for similar investment allocations as selected by an independent third party. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Managed Conservative Fund. The Board considered that, after expenses, the Fund underperformed its blended benchmark and its custom peer group for all periods. The Board further noted that, after expenses, the Fund outperformed its custom peer group for the first quarter of 2023. The Board also considered that the Fund outperformed, after expenses, the median of its custom peer group in three of the last five calendar years. The Board further considered JNAM’s assertion that it will continue to closely monitor the Fund’s performance and will consider possible strategic alternatives if performance does not continue to improve. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Managed Growth Fund. The Board considered that, after expenses, the Fund outperformed its custom peer group for the five- and ten-year periods, though it underperformed its custom peer group for the one- and three-year periods and its blended benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Managed Moderate Fund. The Board considered that, after expenses, the Fund underperformed its blended benchmark and custom peer group for all periods, though the Board noted that, after expenses, the Fund outperformed its custom peer group for the first quarter of 2023. The Board took into account that the Fund outperformed its custom peer group for calendar years 2020 and 2018 (ranking in the 14th and 26th percentiles, respectively). The Board further considered JNAM’s assertion that it will continue to closely monitor the Fund’s performance and will consider possible strategic alternatives if performance does not continue to improve. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Goldman Sachs Managed Moderate Growth Fund. The Board considered that, after expenses, the Fund outperformed its custom peer group for the five- and ten-year periods, though it underperformed its custom peer group for the remaining periods and its blended benchmark for all periods. The Board also noted that the Fund outperformed its custom peer group for the first quarter of 2023 (ranking in the 14th percentile). The Board took into account that the Fund outperformed its custom peer group for calendar years 2020, 2019, 2018, and 2017 (ranking in the 11th, 43rd, 27th, and 21st percentiles, respectively). The Board further considered JNAM’s assertion that it will continue to closely monitor the Fund’s performance and will consider possible strategic alternatives if performance does not continue to improve. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/GQG Emerging Markets Equity Fund. The Board considered that the Fund outperformed its peer group for the one-, three-, and five-year periods and its benchmark for the three- and five-year periods, though it underperformed its benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Growth Allocation Fund. The Board considered that the Fund outperformed its custom peer group for the ten-year period, though it underperformed its custom peer group for the remaining periods and its benchmark for all periods. The Board also noted that the Fund outperformed its benchmark and custom peer group for two of the last four calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/Harris Oakmark Global Equity Fund. The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark for the three- and five-year periods and its peer group for all periods. The Board also noted that the Fund outperformed its benchmark for two of the last four calendar years and outperformed or equaled its peer group in three of the last four calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/Heitman U.S. Focused Real Estate Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL International Index Fund. The Board considered that the Fund outperformed its benchmark for the one-year period. The Board noted that the Fund commenced operations in April 2021 and had only one calendar year of performance data as of December 31, 2022. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Master Fund Advisory Agreement.

JNL/Invesco Diversified Dividend Fund. The Board considered that the Fund outperformed its benchmark and peer group (ranking in the 17th percentile) for the one-year period, though it underperformed its benchmark and peer group for the remaining periods. The Board further noted the Fund’s recent transition to a new lead portfolio manager in March 2021. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Global Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the fourth quarter of 2022 (ranking in the 31st percentile of peers) and the first quarter of 2023 (ranking in the 17th percentile of peers). The Board also noted that the Fund outperformed its benchmark for the ten-year period, though it underperformed its benchmark and peer group for the remaining periods. The Board also considered that the Fund outperformed each of its benchmark and peer group in three of the last six calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Invesco Small Cap Growth Fund. The Board considered that the Fund outperformed its benchmark for the three-, five-, and ten-year periods, though it underperformed its benchmark for the one-year period and peer group for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL iShares Tactical Growth Fund and JNL iShares Tactical Moderate Growth Fund. The Board considered that each Fund outperformed its benchmark for the one-, three-, and ten-year periods and its custom peer group for the one-, three-, five-, and ten-year periods, though it underperformed its benchmark for the five-year period. The Board further noted that each Fund outperformed its custom peer group for four out of the past five calendar years. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL iShares Tactical Moderate Fund. The Board considered that the Fund outperformed its custom peer group for the one- and three-year periods and its benchmark for the one-, three- and ten-year periods, though it underperformed its custom peer group for the five- and ten-year periods and benchmark for the five-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan Global Allocation Fund. The Board considered that, while the Fund underperformed its benchmark and peer group for all periods, the Board had previously made a change to its Sub-Adviser and the current Sub-Adviser’s first full year managing the Fund was 2020. The Board further noted that the Fund outperformed its peer group for the first quarter of 2023. The Board determined that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board further concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan Hedged Equity Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan MidCap Growth Fund. The Board considered that the Fund outperformed its benchmark for the three-, five-, and ten-year periods and its peer group for all periods, though it underperformed its benchmark for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan U.S. Government & Quality Bond Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and outperformed its peer group for the three-, five-, and ten-year periods, though it underperformed its peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/JPMorgan U.S. Value Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-year period (ranking in the 25th percentile), though it underperformed its benchmark and peer group for the remaining periods. The Board further noted that the Fund outperformed its benchmark for the first quarter of 2023 and that the Fund changed sub-advisers and underwent an investment strategy change in April 2020. The Board noted, therefore, that the Fund’s performance prior to this date was attributable to the previous sub-adviser. In this regard, the Board took into account that the Fund outperformed its benchmark and peer group for the calendar years 2022 and 2021 (ranking in the 25th and 36th percentiles of peers, respectively). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Lazard International Strategic Equity Fund. The Board considered that the Fund outperformed its benchmark for the three- and five-year periods and its peer group for the five-year period, though it underperformed its benchmark for the one-year period and its peer group for the one- and three-year periods. The Board also considered that the Fund outperformed its benchmark in four of the last six calendar years and its peer group in three of the last six calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Loomis Sayles Global Growth Fund. The Board considered that the Fund outperformed its peer group for the one-year period, though it underperformed its peer group for the remaining periods and underperformed its benchmark for all periods. The Board also took into account considered that the Fund outperformed its benchmark and peer group in two of the last four calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Lord Abbett Short Duration Income Fund. The Board considered that the Fund outperformed its peer group for the one-year period, though it underperformed its benchmark for the same period. The Board noted that the Fund commenced operations in April 2020 and only had two calendar years of performance data as of December 31, 2022. The Board noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Bond Index Fund and JNL/Mellon Emerging Markets Index Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each Fund’s benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund’s performance lagged its benchmark for the one-, three-, five-, and ten-year periods. The Board took into account JNAM’s assertions that it is comfortable with each Fund’s tracking performance for each period and that each Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon Communication Services Sector Fund, JNL/Mellon Healthcare Sector Fund, and JNL/Mellon Nasdaq® 100 Index Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each Fund’s benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund’s performance surpassed its benchmark for the three- and five-year-periods and equaled its benchmark for the one-year period, though it lagged its benchmark for the ten-year period. The Board took into account JNAM’s assertions that it is comfortable with each Fund’s tracking performance for each period and that each Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon Consumer Discretionary Sector Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, the Fund’s benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the ten-year period and equaled its benchmark for the one-year period, though the Fund’s performance lagged its benchmark for the three- and five-year periods. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Consumer Staples Sector Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, the Fund’s benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund outperformed its benchmark for the one-, three-, and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon DowSM Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for its passive investment mandate. The Board noted that the Fund’s performance surpassed its benchmark for the ten-year period and equaled its benchmark for the one- and five-year periods, though it lagged its benchmark for the three-year period. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Energy Sector Fund and JNL/Mellon S&P 400 MidCap Index Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each Fund’s respective benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund’s performance surpassed its benchmark for the ten-year period, though each

Fund’s performance lagged its benchmark for the one-, three-, and five-year periods. The Board took into account JNAM’s assertions that it is comfortable with each Fund’s tracking performance for each period and that each Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon Financial Sector Fund, JNL/Mellon International Index Fund, and JNL/Mellon S&P 500 Index Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each Fund’s benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon Industrials Sector Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, the Fund’s benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the three- and five-year periods, though the Fund’s performance lagged its benchmark for the one-year period. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Information Technology Sector Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the five-year period and equaled its benchmark for the three-year period, though it lagged its benchmark for the one- and ten-year periods The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Materials Sector Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, the Fund’s benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the one- and three-year periods, though the Fund’s performance lagged for the five-year period. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon Real Estate Sector Fund and JNL/Mellon Utilities Sector Fund. The Board noted JNAM’s assertion that each Fund seeks to track a benchmark index and, therefore, each Fund’s benchmark is the appropriate comparative performance source for each Fund’s passive investment mandate. The Board considered that each Fund’s performance lagged its benchmark for the one-, three-, and five-year periods. The Board took into account JNAM’s assertions that it is comfortable with each Fund’s tracking performance for each period and that each Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Mellon Small Cap Index Fund The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, the Fund’s benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the five-year period, though the Fund’s performance lagged its benchmark for the one-, three-, and ten-year periods. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon U.S. Stock Market Index Fund. The Board noted that the Fund appointed a sub-adviser and revised its investment strategy in April 2021, and that the Fund’s performance prior to this date is attributable to the investment strategy. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for its passive investment mandate. The Board considered that the Fund’s performance lagged its benchmark for the three-and five-year periods and equaled its benchmark for the one-year period. The Board further considered that because the Fund changed its principal investment strategy effective April 2021, it would be prudent to allow the team more time to develop its performance record with the Fund under its current principal investment strategy. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Mellon World Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, the Fund’s benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the one-, three-, and five-year periods, though the Fund’s performance lagged its benchmark for the ten-year period. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/MFS Mid Cap Value Fund. The Board considered that the Fund outperformed its benchmark for the three- and five-year periods and its peer group for the three-, five-, and ten-year periods, though it underperformed its benchmark for the one- and ten-year periods and its peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Moderate Allocation Fund. The Board considered that the Fund outperformed its custom peer average for the three-year period, though it underperformed its custom peer group for the one-, five- and ten-year periods and its benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL Moderate Growth Allocation Fund. The Board considered that the Fund outperformed its custom peer group for the ten-year period, though it underperformed its custom peer group for the one-, three-, and five-year periods and its benchmark for all periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL/Morningstar PitchBook Listed Private Equity Index Fund. The Board considered that the Fund outperformed its benchmark for the one-year period. The Board noted that the Fund commenced operations in April 2021 and had only one calendar year of performance data as of December 31, 2022. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Morningstar U.S. Sustainability Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund’s performance surpassed its benchmark for the three- and five-year periods and equaled its benchmark for the one-year period. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Morningstar Wide Moat Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, its benchmark is the appropriate comparative performance source for the

Fund’s passive investment mandate. The Board considered that the Fund lagged its benchmark for the one-year and three-periods. The Board took into account JNAM’s assertions that it is comfortable with the Fund’s tracking performance for each period and that the Fund is managed consistently with its passive investment mandate. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Alternative Fund. The Board considered that the Fund outperformed its benchmark for the three- and five-year periods and its peer group for the ten-year period, though it underperformed its benchmark for the one- and ten-year periods and its peer group for the remaining periods. The Board also noted that the Fund outperformed its benchmark and peer group for four of the last six calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL Multi-Manager Emerging Markets Equity Fund. The Board considered that the Fund underperformed its benchmark and peer group for all periods, though it outperformed its benchmark for the fourth quarter of 2022 and for the first quarter of 2023. The Board also took into account that the Fund outperformed its benchmark and peer group for calendar year 2021, noting that the Fund was in the 39th percentile of peers that year. The Board further noted that 2021 was the first full calendar year with new sub-advisers, given that the prior sub-adviser was replaced effective April 2020. In light of this and the Fund’s improving performance in 2023, the Board concluded it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager International Small Cap Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three-year period, though it lagged its benchmark and peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Multi-Manager Mid Cap Fund. The Board considered that the Fund outperformed its benchmark for the one- and five-year periods and its peer group for the three- and five-year periods, though it underperformed its benchmark for the three-year period and its peer group for the one-year period. The Board also noted that the Fund outperformed its benchmark for three of the last five calendar years and its peer group for four of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL Multi-Manager Small Cap Growth Fund. The Board considered that the Fund outperformed its benchmark for the three-, five-, and ten-year periods and its peer group for the five-year period, though it underperformed its benchmark for the one-year period and its peer group for the one-, three-, and ten-year periods. The Board also noted that the Fund outperformed its benchmark and peer group for three of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

JNL Multi-Manager Small Cap Value Fund. The Board considered that the Fund outperformed its benchmark for the fourth quarter of 2022 and its benchmark for the five-year period, though the Fund underperformed its benchmark for the one-, three-, and ten-year periods and its peer group for the one-, three-, five-, and ten-year periods. The Board also considered that the Fund outperformed its benchmark and peer group in four of the last six calendar years. The Board also noted that a new sub-adviser began managing a portion of the Fund’s assets effective April 26, 2021. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Commodity Strategy Fund, JNL/Newton Equity Income Fund, JNL/PIMCO Income Fund, and JNL/T. Rowe Price Capital Appreciation Fund. The Board considered that each Fund outperformed its benchmark and peer group for the one-, three-, and five-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the three- and five-year periods, though it underperformed its peer group for the one- and ten-year periods. The Board took into account that the Fund outperformed its benchmark and peer group in the fourth quarter of 2022 and its benchmark in four of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Investment Grade Credit Bond Fund. The Board considered that the Fund outperformed its benchmark for the three-, five-, and ten-year periods and its peer group for the ten-year period, though it underperformed its benchmark for the one-year period and its peer group for the one-, three-, and five-year periods. The Board took into account that the Fund outperformed its benchmark in five of the last six calendar years and its peer group in four of the last six calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Real Return Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, five-, and ten-year periods and its peer group for the three-, five-, and ten-year periods, though it underperformed its peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Floating Rate Income Fund. The Board considered that the Fund underperformed its benchmark and peer group for all periods. The Board noted the Fund’s recent transition to a new lead portfolio manager with a different portfolio management construction process and philosophical approach. The Board also noted that, effective September 2022, a new Sub-Adviser was appointed to the Fund and began managing a portion of the Fund’s assets. The Board also considered that, because of the recent sub-adviser and various changes, it would be prudent to allow the teams more time to develop their performance records with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America High Yield Bond Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its benchmark for the longer periods and underperformed its peer group for all periods. The Board noted that the Fund’s strong performance against its benchmark continued for the fourth quarter of 2022. The Board took into account that the Fund outperformed its benchmark for three out of the last four calendar years and outperformed its peer group for two out of the last three calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Total Return Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three-, five-, and ten-year periods, though it underperformed its benchmark and peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/RAFI® Fundamental U.S. Small Cap Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board considered that the Fund underperformed its benchmark for the one-, three-, five-, and ten-year periods. The Board noted that the Fund was within 0.04%, 0.01%, 0.27%, and 0.17% of the benchmark for the one-, three-, five-, and ten-year periods, respectively. The Board further considered that it has previously approved an index strategy change for the Fund effective June 24, 2019. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/RAFI® Multi-Factor U.S. Equity Fund. The Board noted the Fund’s unique investment mandate and considered information from JNAM indicating that the Fund is managed in a manner consistent with that mandate. The Board considered that the Fund outperformed its benchmark for the ten-year period and equaled its custom benchmark for the three-year period, though it underperformed its custom benchmark for the one- and five-year periods. The Board noted that the Fund was within 0.03% and 0.15% of the custom benchmark for the one- and five-year periods, respectively. The Board further considered that it has previously approved an index strategy change for the Fund effective June 24, 2019. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL S&P 500 Index Fund. The Board noted JNAM’s assertion that the Fund seeks to track a benchmark index and, therefore, the respective benchmark is the appropriate comparative performance source for the Fund’s passive investment mandate. The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark for the three-and five-year periods. The Board further noted that the Fund outperformed its benchmark by one basis point for the fourth quarter of 2022 and year and equaled its benchmark for the 2022, 2021, and 2019 calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Balanced Fund. The Board considered that the Fund outperformed its peer group in the fourth quarter of 2022, though the Fund underperformed its blended benchmark and peer group for the one-, three-, and five-year periods. The Board further considered that, effective April 2020, the Fund revised its investment strategy to remove the volatility overlay, and that effective August 2018, a new sub-adviser replaced the existing sub-adviser in conjunction with various investment strategy and fee changes to this Fund, including a change from a fund-of-funds structure to an actively managed fund structure. The Board also considered that, because of the recent sub-adviser and various investment strategy changes, it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Established Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group (ranking in the 32nd percentile) for the since-inception period, though it underperformed its benchmark and peer group for the remaining periods. The Board noted that the Fund outperformed its benchmark and peer group (ranking in the 14th percentile) for the first quarter of 2023. The Board also took into account that the Fund outperformed its benchmark in three of the last six calendar years. The Board further noted that the Fund outperformed its benchmark and peer group for the second quarter of 2023 and the year-to-date and one-year periods ended June 30, 2023. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- and ten-year periods, though it underperformed its benchmark and peer group for the three- and five-year periods. The Board further noted that the Fund outperformed its benchmark and peer group in the fourth quarter of 2022 and for the since-inception periods ended December 31, 2022, March 31, 2023, and June 30, 2023. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Short-Term Bond Fund. The Board considered that the Fund outperformed its benchmark for the three-, five-, and ten-year periods and its peer group for the one- and three-year periods, though it underperformed its benchmark for the one-year period and its peer group for the five- and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price U.S. High Yield Fund. The Board considered that, while the Fund underperformed its benchmark and peer group for all periods, it outperformed its benchmark and peer group (ranking in the 20th percentile) for the first quarter of 2023. The Board further noted that the Fund outperformed its benchmark and peer group for the second quarter of 2023 and the year-to-date and one-year periods ended June 30, 2023. The Board further considered that the Fund changed sub-advisers effective April 2020 so that most of the Fund’s performance record was attributable to a prior sub-adviser. In this regard, the Board noted that the Fund outperformed its benchmark for the calendar year 2021. The Board further noted that the new sub-adviser took over management of the Fund during a period of historic volatility within capital markets due to the Covid pandemic. In light of this and the Fund’s improving performance, the Board concluded that it would be prudent to allow the team more time to develop its performance record as a result of these changes. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Value Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three-, five-, and ten-year periods, though it underperformed its benchmark and peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Vanguard Growth ETF Allocation Fund. The Board considered that the Fund outperformed its benchmark and custom peer group for the three- and five-year periods, though it underperformed its benchmark and custom peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Vanguard Moderate ETF Allocation Fund. The Board considered that the Fund outperformed its benchmark and custom peer group for the one-year period, though it underperformed its benchmark and custom peer group for the three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Vanguard Moderate Growth ETF Allocation Fund. The Board considered that the Fund outperformed its benchmark for the three-year period and equaled its benchmark for the five-year period, though the Fund underperformed its benchmark for the one-year period. The Board also considered that the Fund outperformed its custom peer group for the five-year period, though it underperformed its custom peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/WCM Focused International Equity Fund. The Board considered that the Fund outperformed its benchmark and peer group for the three- and five-year periods, though it underperformed its benchmark and peer group for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Westchester Capital Event Driven Fund. The Board considered that the Fund outperformed its benchmark for the one-, three-, and five-year periods and its peer group for the five-year period, though it underperformed its peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Western Asset Global Multi-Sector Bond Fund. The Board considered that the Fund outperformed its benchmark for the one- and ten-year periods and its custom peer group for the one-year period, though it underperformed its benchmark for the three- and five-year periods and its peer group for the three-, five-, and ten-year periods. The Board noted, however, that the Fund changed sub-advisers effective April 2022, and that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/William Blair International Leaders Fund. The Board considered that the Fund outperformed its benchmark for the ten-year period and its peer group for the one-year period, though it underperformed its benchmark for the one-, three-, five-year periods and its peer group for the three-, five-, and ten-year periods. The Board noted, however, that the Fund changed sub-advisers effective April 2022, and that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Balanced Fund. The Board considered that the Fund outperformed its peer group for the one-, three-, five-, and ten-year periods and its blended benchmark for the one-year period, though it underperformed its blended benchmark for the three-, five-, and ten-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Equity Income Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods and its peer group for the one-, three-, and five-year periods, though it underperformed its benchmark for the five-year period. The Board further considered that, effective April 2021, the Fund appointed a sub-adviser and revised its investment strategy from a feeder fund in a “master-feeder” structure to an actively managed fund structure. The Board also considered that, because of the recent sub-adviser and investment strategy changes, it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Fund’s Advisory Agreement.

JNL/WMC Global Real Estate Fund. The Board considered that, while the Fund underperformed its benchmark and peer group for all periods, it outperformed its benchmark for the first quarter of 2023. The Board further considered that the Fund changed sub-advisers effective April 2021 so that most of the Fund’s performance record was attributable to a prior sub-adviser. In this regard, the Board noted that the Fund outperformed its benchmark and peer group for calendar year 2021. In light of this, the Board concluded that it would be prudent to allow the team more time to develop its performance record. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Government Money Market Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one-, three-, five-, and ten-year periods. The Board noted that, effective September 19, 2016, the Fund operates as a government money market fund and, as such, invests at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are “collateralized fully” (i.e., backed by cash or government securities). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WMC Value Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods and its peer group for the one-year period, though it underperformed its benchmark and peer group for the additional periods. The Board took into account that the Fund outperformed each of its benchmark and peer group in three out of the last five calendar years. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser(s). For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any. The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared. Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”). The Board considered each Fund’s total expense ratio and compared that to the average total expense ratio of the peer group. For certain

Funds, the Board considered the total expense ratio without the inclusion of, where applicable, transfer agency and Rule 12b-1 fees. This consideration was based on JNAM’s assertion that, due to the composition of certain peer groups that contain both retail and variable annuity funds, the total expense ratio (excluding transfer agency and Rule 12b-1 fees) was a more meaningful source of comparative information. While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio. The Board noted that comparison to peer groups provides a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and, as such, the universe of comparable funds in the Funds’ peer groups may change from time to time.

The Board also took into account that various fee reductions and other fee changes were implemented for certain Funds on March 1, 2021, April 26, 2021, September 1, 2021, October 1, 2021, December 1, 2021, January 1, 2022, March 1, April 25, 2022, May 1, 2022, June 1, 2022, September 1, 2022, November 1, 2022, March 1, 2023, April 1, 2023, May 1, 2023, September 1, 2023, and October 1, 2023. It noted that these reductions will serve to further reduce certain Funds’ advisory fees, sub-advisory fees, and/or total expense ratios.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Aggressive Growth Allocation Fund. The Board noted that the Fund’s advisory fee is equal to its peer group average. The Board considered that the Fund’s total expense ratio (including and excluding underlying fund expenses) is higher than its peer group average. The Board noted that each of the Funds’ underlying funds is subject to individual oversight. The Board also considered that the Fund does not have a sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/AB Sustainable Global Thematic Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and its total expense ratio is equal to its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Balanced Fund. The Board considered that the Fund’s advisory fee and total expense ratio (including Master Fund expenses) are lower than their peer group averages. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Bond Fund of America Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is within two basis points of the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Capital Income Builder Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, while its total expense ratio (including Master Fund expenses) is equal to the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Capital World Bond Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, while its total expense ratio (including Master Fund expenses) is higher than the peer group average. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Global Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio (including Master Fund expenses) are lower than the peer group averages. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Global Small Capitalization Fund. The Board noted that the Fund’s advisory fee is lower than the peer group average. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is higher than the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth Allocation Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, while its total expense ratio (including underlying fund expenses) is equal to its peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth Fund. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is lower than the peer group average, though the advisory fee is within five basis points of the peer group average. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Growth-Income Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, though the Fund’s total expense ratio (including Master Fund expenses) is within four basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds International Fund. The Board noted that the Fund’s advisory fee is lower than the peer group average. The Board considered that the Fund’s total expense ratio (including Master Fund expenses) is within three basis points of the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Moderate Growth Allocation Fund. The Board considered that the Fund’s advisory fee is within two basis points of the peer group average, while the Fund’s total expense ratio (including underlying fund expenses) is higher than the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds New World Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, and that the Fund’s total expense ratio (including Master Fund expenses) is within three basis points of its peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/American Funds Washington Mutual Investors Fund. The Board considered that the Fund’s advisory fee and total expense ratio (including Master Fund expenses) are lower than their peer group averages.

The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/AQR Large Cap Defensive Style Fund, JNL/Baillie Gifford International Growth Fund, JNL/Baillie Gifford U.S. Equity Growth Fund, JNL/BlackRock Global Natural Resources Fund, JNL Bond Index Fund, JNL/Causeway International Value Select Fund, JNL/DFA U.S. Core Equity Fund, JNL Emerging Markets Index Fund, JNL/Goldman Sachs 4 Fund, JNL International Index Fund, JNL/Invesco Global Growth Fund, JNL/JPMorgan U.S. Government & Quality Bond Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon World Index Fund, JNL/MFS Mid Cap Value Fund, JNL Mid Cap Index Fund, JNL/Morningstar PitchBook Listed Private Equity Index Fund, JNL Multi-Manager Small Cap Value Fund, JNL/PPM America High Yield Bond Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL S&P 500 Index Fund, and JNL Small Cap Index Fund. The Board considered that each Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/BlackRock Global Allocation Fund. The Board considered that the Fund's advisory fee is lower than the peer group average, while the sub-advisory fee is equal to its peer group and total expense ratio is within six basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/BlackRock Large Cap Select Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board took into account that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective May 1, 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/ClearBridge Large Cap Growth Fund. The Board took into account that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and that the Fund’s total expense ratio is within two basis points of its peer group average. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective October 1, 2023, which will convert to a contractual advisory fee reduction in April 2024. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Conservative Allocation Fund. The Board considered that the Fund’s advisory fee is within three basis points of its peer group average and the Fund’s total expense ratio (excluding and including underlying fund expenses) is higher than its peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DFA International Core Equity Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/DFA U.S. Small Cap Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective April 25,

2022. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Core Fixed Income Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and that the Fund’s sub-advisory fee and total expense ratio are within five and three basis points of their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Emerging Markets Fixed Income Fund. The Board considered that the Fund’s advisory fee is within two basis points of its peer group average and the sub-advisory fee and total expense ratio are equal to their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Shiller Enhanced CAPE Fund. The Board considered that the Fund’s advisory fee is equal to its peer group average and the Fund’s sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/DoubleLine® Total Return Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and that the Fund’s total expense ratio is only two basis points higher than its peer group average. The Board noted that the Fund’s sub-advisory fee is higher than its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Fidelity Institutional Asset Management® Total Bond Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages, and the Fund’s total expense ratio is equal to its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/First Sentier Global Infrastructure Fund. The Board considered that the Fund’s total expense ratio is lower than its peer group average, the Fund’s sub-advisory fee is equal to its peer group average, and the Fund’s advisory fee is within six basis points of its peer group average. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1, 2023, which will convert to a contractual advisory fee reduction in April 2024. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Franklin Templeton Income Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though the Fund’s sub-advisory fee is within six points of its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective October 1, 2023, which will convert to a contractual advisory fee reduction in April 2024. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Managed Aggressive Growth Fund. The Board considered that the Fund’s advisory fee is equal to the peer group average the Fund’s sub-advisory fee is lower than the peer group average. The Board further considered that the Fund’s total expense ratio (including underlying fund expenses) is higher than its peer group average, though the Fund’s total expense ratio (excluding underlying fund expenses) is within seven basis points of its peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective October 1, 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Managed Conservative Fund. The Board considered that the Fund’s advisory fee is equal to the peer group average and the Fund’s sub-advisory fee is lower than the peer group average. The Board further considered that the Fund’s total expense ratio (including underlying fund expenses) is higher than its peer group average, though the Fund’s total expense ratio (excluding underlying fund expenses) is within five basis points of its peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective October 1, 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Managed Growth Fund. The Board considered that the Fund’s advisory fee is equal to its peer group average, its sub-advisory fee is lower than their peer group averages, and the Fund’s total expense ratio (excluding underlying fund expenses) is within six basis points of the peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective October 1, 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Managed Moderate Fund. The Board considered that the Fund’s advisory fee is equal to the peer group average and the Fund’s sub-advisory fee is lower than the peer group average. The Board further considered that the Fund’s total expense ratio (including underlying fund expenses) is higher than its peer group average, though the Fund’s total expense ratio (excluding underlying fund expenses) is within five basis points of the peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective October 1, 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Goldman Sachs Managed Moderate Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages. The Board further considered that the Fund’s total expense ratio (including underlying fund expenses) is higher than its peer group average, though the Fund’s total expense ratio (excluding underlying fund expenses) is within one basis point of the peer group average. The Board further noted that each of the Fund’s underlying funds is subject to individual oversight. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective October 1, 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Growth Allocation Fund. The Board took into account that the Fund’s advisory fee is lower than its peer group average. The Board considered that the Fund’s total expense ratio (including and excluding underlying fund expenses) is higher than its peer group average. The Board also considered that the Fund’s total expense ratio (excluding underlying fund expenses) is within five basis points of the peer group average. The Board noted that each of the Fund’s underlying funds is subject to individual oversight. The Board also considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/GQG Emerging Markets Equity Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and the Fund’s total expense ratio is within three basis points of the peer group average, though the Fund’s sub-advisory fee is higher than its peer group average. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1,

2023, which will convert to a contractual advisory fee reduction in April 2024. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Harris Oakmark Global Equity Fund. The Board considered that the Fund’s advisory fee is within four basis points of the peer group average, though its sub-advisory fees and total expense ratio are higher than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1, 2023, which will convert to a contractual advisory fee reduction in April 2024. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Heitman U.S. Focused Real Estate Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, the Fund’s sub-advisory fee is within four basis points of its peer group average, and the Fund’s total expense ratio is within six basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Diversified Dividend Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and that the Fund’s total expense ratio is within three basis points of the peer group average, though the Fund’s sub-advisory fee is higher than the peer group average. The Board took into account that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction in April 25, 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Invesco Small Cap Growth Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and the Fund’s total expense ratio is within five basis points of the peer group average, though the Fund’s sub-advisory fee is higher than its peer group average. The Board took into account that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective May 1, 2023, and a voluntary advisory fee waiver effective September 1, 2023, which will convert to a contractual advisory fee reduction in April 2024. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL iShares Tactical Growth Fund. The Board considered that the Fund's advisory and sub-advisory fees and total expense ratio (excluding underlying expenses) are lower than their respective peer group averages. The Board noted that the Fund’s total expense ratio (including underlying expenses) is with five basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL iShares Tactical Moderate Fund. The Board considered that the Fund's advisory and sub-advisory fees and total expense ratio (excluding underlying expenses) are lower than their respective peer group averages. The Board noted that the Fund’s total expense ratio (including underlying expenses) is with two basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL iShares Tactical Moderate Growth Fund. The Board considered that the Fund's advisory and sub-advisory fees and total expense ratio (excluding underlying expenses) are lower than their respective peer group averages. The Board noted that the Fund’s total expense ratio (including underlying expenses) is with three basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/JPMorgan Global Allocation Fund. The Board considered that the Fund’s sub-advisory fee is equal to the peer group average and the Fund’s advisory fee is within one basis point of the peer group average. The Board noted that the Fund’s total expense ratio is higher than the peer group average. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective April 27, 2020. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/JPMorgan Hedged Equity Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, its sub-advisory fee is equal to its peer group average, and its total expense ratio is within three basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/JPMorgan Midcap Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though the Fund’s sub-advisory fee is higher than its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/JPMorgan U.S. Value Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and that the Fund’s total expense ratio is within two basis points of its respective peer group average. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective April 27, 2020. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Lazard International Strategic Equity Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, while the sub-advisory fee is higher than its peer group average and total expense ratio is equal to its peer group average. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective May 1, 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Loomis Sayles Global Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though the Fund’s sub-advisory fee is equal to its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Lord Abbett Short Duration Income Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, while the Fund’s sub-advisory fee and total expense ratio are within four and two basis points of their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Bond Index Fund. The Board considered that the Fund’s advisory fee and total expense ratio (excluding Master Fund expenses) are lower than their respective peer group averages and its total expense ratio (including Master Fund expenses) is equal to its peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon Emerging Markets Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, and JNL/Mellon Small Cap Index Fund. The Board considered that each Fund’s advisory fee and total expense ratio (including and excluding Master Fund expenses) are lower than their respective peer group averages. The Board considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Mellon International Index Fund. The Board considered that the Fund’s advisory fee and total expense ratio (excluding Master Fund expenses) are lower than their respective peer group averages and its total expense ratio (including Master Fund expenses) is within four basis points of the peer group average. The Board considered that the Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon S&P 500 Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages. The Board noted that the Fund’s total expense ratio is within four basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Mellon U.S. Stock Market Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages. The Board noted that the Fund’s total expense ratio is within two basis points of the peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Moderate Allocation Fund and JNL Moderate Growth Allocation Fund. The Board considered that each Fund’s advisory fee is within two basis points of its peer group average and each Fund’s total expense ratio (excluding and including underlying fund expenses) is higher than its peer group average. The Board further noted that each of the Funds’ underlying funds is subject to individual oversight. The Board also considered that each Fund has no sub-advisory fee. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/Morningstar U.S. Sustainability Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages, while the Fund’s total expense ratio is within one basis point of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Morningstar Wide Moat Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages, while the Fund’s total expense ratio is within six basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Alternative Fund. The Board considered that the Fund’s advisory fee, sub-advisory fee, and total expense ratio are higher than their respective peer group averages, though the total expense ratio is within four basis point of its peer group average. The Board also considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective April 26, 2021. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Emerging Markets Equity Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, while the Fund’s sub-advisory fee is within one basis point of the peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager International Small Cap Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average and its sub-advisory fee and total expense ratio are within five basis points and four basis points of their respective peer group averages. The Board noted that the Fund’s sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Mid Cap Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, the Fund’s sub-advisory fee is within one basis point of its peer group average, and the

Fund’s total expense ratio is within six basis points of its respective peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL Multi-Manager Small Cap Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, though its sub-advisory fee is higher than its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Commodity Strategy Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and its sub-advisory fee is equal to its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Gold Plus Strategy Fund. The Board considered that the Fund’s total expense ratio is lower than its peer group average, the Fund’s advisory and sub-advisory fees are each within three basis points of their responsive peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Neuberger Berman Strategic Income Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and its total expense ratio is within two basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Newton Equity Income Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and its total expense ratio is equal to its peer group average. The Board took into account that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective October 1, 2023, which will convert to a contractual advisory fee reduction in April 2024. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Income Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, the Fund’s sub-advisory fee is within four basis points of its peer group average, and the Fund’s total expense ratio is within three basis points of its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Investment Grade Credit Bond Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, while the Fund’s sub-advisory fee is higher than the peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PIMCO Real Return Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average, the Fund’s total expense ratio is within three basis points of the peer group average and the Fund’s sub-advisory fee is within seven basis points of the peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Floating Rate Income Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group average, while the Fund’s total expense ratio is equal to its peer group average. The Board further considered that JNAM, in conversations with the Board, implemented a voluntary advisory fee waiver effective September 1, 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Total Return Fund. The Board considered that the Fund’s advisory fee is lower than the peer group average and that the Fund’s sub-advisory fee and total expense ratio are equal to their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/RAFI® Fundamental U.S. Small Cap Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their peer group averages and its total expense ratio is within five basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

 JNL/T. Rowe Price Balanced Fund. The Board considered that the Fund's advisory fee is equal to its peer group average and its sub-advisory fee and total expense ratio are within five basis points and three basis points of their respective group averages. The Board took into account that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective May 1, 2023, and a voluntary advisory fee waiver effective September 1, 2023, which will convert to a contractual advisory fee reduction in April 2024. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Capital Appreciation Fund. The Board considered that the Fund's advisory and sub-advisory fees are lower than their respective peer group averages, and the Fund’s total expense ratio is within two basis points of its peer group average. The Board took into account that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective May 1, 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Established Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than the respective peer group averages, while the Fund’s sub-advisory fee is equal to the peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Mid-Cap Growth Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective April 25, 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Short-Term Bond Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages, and that the Fund’s sub-advisory fee is within two basis points of its peer group average. The Board also considered the appointments of two sub-sub-advisers, effective September 1, 2022, and that the Fund’s sub-advisory fees would be paid by JNAM (not the Fund) and the sub-sub-advisory fees would be paid by the Fund’s Sub-Adviser, and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.
JNL/T. Rowe Price U.S. High Yield Fund. The Board considered that the Fund’s advisory fee and sub-advisory fee are lower than the respective peer group averages and its total expense ratio is within five basis points of its peer group average. The Board also considered that JNAM, in conversations with the Board, implemented contractual advisory fee reductions effective April 25, 2022 and May 1, 2023. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/T. Rowe Price Value Fund. The Board considered that the Fund’s advisory and sub-advisory fees are lower than their respective peer group averages and its total expense ratio is within two basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, and JNL/Vanguard Moderate Growth ETF Allocation Fund. The Board considered that each Fund’s advisory and sub-advisory fees and total expense ratio (including underlying fund expenses) are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

JNL/WCM China Quality Growth Fund. The Board considered that the Fund’s sub-advisory fee and total expense ratio are lower than their respective peer group averages and the Fund’s advisory fee is within five basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WCM Focused International Equity Fund. The Board considered that the Fund's advisory fee is lower than the peer group average, the Fund’s sub-advisory fee is equal to its peer group average, and the Fund’s total expense ratio is within five basis points of its peer group average. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Westchester Capital Event Driven Fund. The Board considered that the Fund’s advisory fee is equal to its peer group average and the Fund’s sub-advisory fee and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/Western Asset Global Multi-Sector Bond Fund. The Board considered that the Fund’s advisory fee is within one basis point of its peer group average, the Fund’s sub-advisory fee is within two basis points of its peer group average, and the Fund’s total expense ratio is within seven basis points of its peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective April 25, 2022 and a voluntary advisory fee waiver effective October 1, 2023, which will convert to a contractual advisory fee reduction in April 2024. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/William Blair International Leaders Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective April 25, 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Balanced Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages. The Board further considered that the Fund’s sub-advisory fee is within one basis point of the peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board noted that the sub-advisory fee is paid by JNAM (not the Fund).

JNL/WMC Equity Income Fund. The Board considered that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages. The Board further considered that the Fund’s sub-advisory fee is within one basis point of the peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board further considered that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction effective June 1, 2022. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Global Real Estate Fund. The Board noted that the Fund’s advisory fee and total expense ratio are lower than their respective peer group averages. The Board further considered that the Fund’s sub-advisory fee is within one basis point of the peer group average. The Board noted that the sub-advisory fee is paid by JNAM (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Government Money Market Fund. The Board noted that the Fund’s sub-advisory fee is lower than its peer group and the Fund’s advisory fee and total expense ratio are higher than their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/WMC Value Fund. The Board considered that each Fund’s advisory fee and total expense ratio are lower than their respective peer group averages and that the Fund’s sub-advisory fee is within one basis point of the peer group average. The Board concluded that the fees are in the best interests of each Fund and its shareholders in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase. Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders. The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex. The Board also considered that economies of scale can be shared with the Funds in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s-length. These sub-advisory fees are paid by JNAM to each Sub-Adviser. For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints. Additionally, to the extent that JNAM is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees. The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser. The Board also considered JNAM’s fee waivers for certain Funds, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, to reduce the total annual operating expenses of the Funds. The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is provided pursuant to a written agreement, which the Board evaluates periodically as required by law. The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manages. The Board considered JNAM’s assertion that those meetings do not yield a profit to the Funds’ distributor, that Sub-Advisers are not required to participate in the meetings and that recommendations to hire or fire Sub-Advisers are not influenced by a Sub-Adviser’s willingness to participate in the meetings. In addition, the Board considered that certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for their activities, in addition to payments for marketing and conferences. The Board reviewed the monetary values of these transactions. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Fund(s). The Board also considered that, in the case of J.P. Morgan Investment Management, Inc. (“JPMorgan”), affiliates serve as the custodian and/or the securities lending agent for the Funds, as well as for JNL Investors Series Trust. The Board considered that each service provided to the Funds by JPMorgan affiliates are pursuant to a written agreement, which the Board evaluates periodically as required by law.

JNL Series Trust

(the “Trust”)

APPROVAL OF INVESTMENT ADVISORY, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”) oversees the management of the Trust and its separate series (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines whether to approve the Trust’s advisory agreements (“Advisory Agreements”) with Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) and each Fund’s Sub-Adviser(s) (“Sub-Advisory Agreement” or “Sub-Advisory Agreements,” as applicable) and Sub-Sub-Adviser(s) (“Sub-Sub-Advisory Agreement” or “Sub-Sub-Advisory Agreements,” as applicable, and, collectively with the Advisory Agreement and Sub-Advisory Agreements, the “Agreements”).

At a meeting on November 29 - November 30, 2023, the Board, including all of the independent trustees, who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the addition of the following two new Funds (the “New Funds”) to the existing Advisory Agreement and corresponding amended Sub-Advisory Agreements noted below:

1. JNL/Morningstar SMID Moat Focus Index Fund

a. An amendment to the Trust’s existing Sub-Advisory Agreement with Mellon Investments Corporation (“Mellon”).

2. JNL/PPM America Investment Grade Credit Fund

a. An amendment to the Trust’s existing Sub-Advisory Agreement with PPM America, Inc. (“PPM”).

The Board further considered information relating to a Sub-Sub-Adviser addition for the following existing Fund:

1. JNL/T. Rowe Price Balanced Fund

a. A new Sub-Sub-Advisory Agreement between T. Rowe Price Associates, Inc. (“TRPA”) and T. Rowe Price Australia Limited (“TRPAU”), whereby TRPAU is appointed as a Sub-Sub-Adviser.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Agreements. With respect to its approval of an amendment to the Sub-Advisory Agreement with each of Mellon and PPM, the Board noted that these Sub-Advisory Agreements were with Sub-Advisers that already provide services to one or more existing Funds in the Trust. Thus, with respect to these Sub-Advisers, the Board also considered relevant information provided at previous Board meetings. At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by independent legal counsel.  The Board considered the factors it deemed relevant and the information provided by the Adviser, Sub-Advisers and Sub-Sub-Adviser for this meeting and for previous meetings, as applicable, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Funds; (3) cost of services of the Funds; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Funds grow; and (6) other benefits that may accrue to the Sub-Advisers and the Sub-Sub-Adviser through their relationships with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements. Certain of the factors considered in the Board's deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM, the Sub-Advisers and the Sub-Sub-Adviser and to consider the terms of the Agreements.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of each Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided and to be provided by JNAM, the Sub-Advisers and the Sub-Sub-Adviser.

For each New Fund, the Board considered the services to be provided by JNAM, including, but not limited to, the oversight of each Sub-Adviser, as applicable, pursuant to the Trust’s “Manager of Managers” exemptive relief, as well as the provision of recordkeeping and compliance services to the Funds.  The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the Funds’ existing Sub-Advisers.

The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser and Sub-Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Advisers and Sub-Sub-Adviser, as well as JNAM’s recommendations, based on its review of the Sub-Advisers and Sub-Sub-Adviser, in connection with its approval of the Sub-Advisory Agreements and Sub-Sub-Advisory Agreement. The Board also considered the various business-related risks JNAM faces as a result of managing the series of the Trust, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the New Funds and each Sub-Adviser and Sub-Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ and Sub-Sub-Adviser’s portfolio managers who are and would be responsible for the day-to-day management of each Fund. The Board reviewed information pertaining to each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to each Sub-Adviser and Sub-Sub-Adviser. The Board considered compliance reports about JNAM, the Sub-Advisers and the Sub-Sub-Adviser from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded for each Fund that the Fund is likely to benefit from the nature, extent and quality of the services provided and to be provided, as applicable, by JNAM under the Advisory Agreement and each Sub-Adviser and Sub-Sub-Adviser under the applicable Sub-Advisory Agreement and Sub-Sub-Advisory Agreement.

Investment Performance of the Funds

New Funds:

JNL/Morningstar SMID Moat Focus Index Fund. The Board took into account that the Fund had not commenced operations and there was no Fund performance data to review. The Board further noted that the proposed Sub-Adviser’s investment mandate is a custom strategy for the Fund. Accordingly, the Board considered backtested performance results for the Sub-Adviser’s proposed investment mandate as compared to the Fund’s proposed benchmark index and peer group returns.

JNL/PPM America Investment Grade Credit Fund. The Board took into account that the Fund had not commenced operations and there was no Fund performance data to review. The Board reviewed the performance of the proposed Sub-Adviser’s investment mandate with a similar investment strategy as compared to the Fund’s proposed benchmark index and peer group returns.

Sub-Sub-Adviser Addition for Existing Fund:

JNL/T. Rowe Price Balanced Fund. The Board considered the Sub-Adviser’s proposal regarding the transfer of investment responsibilities to the Sub-Sub-Adviser for the Fund. The Board considered that there will be no change to the investment strategy or portfolio manager(s) of the Fund due to the appointment of the Sub-Sub-Adviser.

Costs of Services

  The Board reviewed the fees to be paid to the Adviser, each Sub-Adviser and Sub-Sub-Adviser, as applicable.  The Board noted that the Funds’ sub-advisory fees would be paid by JNAM (not the Fund) and that for JNL/T. Rowe Price Balanced Fund, sub-sub-advisory fees would be paid by the Fund’s Sub-Adviser, and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund, as applicable, is set forth below:

New Funds:

JNL/Morningstar SMID Moat Focus Index Fund. The Board considered that the Fund’s advisory and sub-advisory fees and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided to be.

JNL/PPM America Investment Grade Credit Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average, while the Fund’s sub-advisory fee and total expense ratio are each within two basis points of their respective peer group averages. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Sub-Sub-Adviser Addition for Existing Fund:

JNL/T. Rowe Price Balanced Fund. Referring to materials previously provided by the Adviser, the Board considered that the Fund's advisory fee is equal to its peer group average and its sub-advisory fee and total expense ratio are within five basis points and three basis points of their respective group averages. The Board took into account that JNAM, in conversations with the Board, implemented a contractual advisory fee reduction, effective May 1, 2023, and a voluntary advisory fee waiver effective September 1, 2023, which will convert to a contractual advisory fee reduction in April 2024. The Board noted that the Funds’ sub-sub-advisory fees would be paid by the Fund’s Sub-Adviser (not the Fund). The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services provided.

Profitability

The Board considered information concerning the costs to be incurred and profits expected to be realized by JNAM and each Sub-Adviser. The Board determined that profits expected to be realized by JNAM and each existing Sub-Adviser were not unreasonable.

Economies of Scale

The Board considered whether each Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and the Sub-Advisers, the Board noted that the advisory fee arrangements for each Fund contain breakpoints that decrease the fee rate as assets increase. The Board also noted that each Sub-Adviser has agreed to breakpoints in the sub-advisory fee rates. The Board also noted that the sub-advisory fee for each Fund will be paid by JNAM (not the Fund) and that, for JNL/T. Rowe Price Balanced Fund, the sub-sub-advisory fees will be paid by the Fund’s Sub-Adviser (not the Fund).

The Board concluded that the Funds’ fee schedules in some measure share economies of scale with shareholders.

Other Benefits to the Adviser, the Sub-Advisers and the Sub-Sub-Adviser

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator, transfer agent, and distributor, and receive compensation from the Funds in connection with providing services to the Funds.  The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.  In its periodic evaluation of the benefits to the Sub-Advisers, the Board also noted that certain Sub-Advisers may from time to time pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage.  The Board considered JNAM’s assertion that those meetings do not yield a profit to the distributor that a sub-adviser is not required to participate in the meetings and that recommendations to hire or fire sub-advisers are not influenced by the sub-adviser’s willingness to participate in the meetings. Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers and Sub-Sub-Adviser through their relationships with the Funds, the Board noted that the Sub-Advisers and Sub-Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Advisers or Sub-Sub-Adviser as a result of their relationship with the Funds.

JNAM Liquidity Narrative for Shareholders

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (“Program”). The Program is overseen by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of the Funds’ investment adviser, Jackson National Asset Management, LLC.  The Funds’ Board of Trustees (“Board”) has approved the designation of the LRMC to oversee the Program. In administering the Program, the LRMC consults with each Fund’s sub-adviser, if applicable, when such consultation is deemed necessary or appropriate by the LRMC.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect the LRMC’s assessment of their relative liquidity under current market conditions.

During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The LRMC has determined, and reported to the Board, that the Program has operated adequately and effectively to manage the Funds’ liquidity risk since implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Supplement Dated August 18, 2023

To The Prospectus Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective August 1, 2023, for the JNL/American Funds Balanced Fund, please delete all references to and information for Peter Eliot and Jeffrey T. Lager.

Effective August 1, 2023, for the JNL/American Funds Global Growth Fund, please delete all references to and information for Paul Flynn.

Effective August 1, 2023, for the JNL/American Funds Global Small Capitalization Fund, please delete all references to and information for Michael Beckwith and Harold H. La.

Effective August 1, 2023, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/American Funds Balanced Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Alan N. Berro	April 2017	Partner, Capital World Investors, CRMC
David A. Daigle	April 2017	Partner, Capital Fixed Income Investors, CRMC
Emme Kozloff	August 2023	Partner, Capital World Investors, CRMC
Jin Lee	July 2018	Partner, Capital World Investors, CRMC
Justin Toner	May 2023	Partner, Capital World Investors, CRMC
John R. Queen	April 2017	Partner, Capital Fixed Income Investors, CRMC

Effective August 1, 2023, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/American Funds Global Growth Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Patrice Collette	November 2015	Partner, Capital World Investors, CRMC
Jonathan Knowles	September 2013	Partner, Capital World Investors, CRMC
Roz Hongsaranagon	December 2021	Partner, Capital World Investors, CRMC
Piyada Phanaphat	August 2023	Partner, Capital World Investors, CRMC

Effective August 1, 2023, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/American Funds Global Small Capitalization Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Bradford F. Freer	July 2018	Partner, Capital Research Global Investors, CRMC
M. Taylor Hinshaw	August 2023	Partner, Capital Research Global Investors, CRMC
Shlok H. Melwani	May 2023	Vice President, Capital Research Global Investors, CRMC
Aidan O’Connell	2015	Partner, Capital Research Global Investors, CRMC

Name:	Joined Fund Management Team In:	Title:
Renaud H. Samyn	April 2022	Partner, Capital Research Global Investors, CRMC
Gregory W. Wendt	May 2012	Partner, Capital Research Global Investors, CRMC
This Supplement is dated August 18, 2023.

Supplement Dated September 22, 2023

To The Prospectus Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective October 1, 2023, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL Multi-Manager Mid Cap Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2016	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2016	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2016	Assistant Vice President and Portfolio Manager, JNAM
Scott Brayman, CFA	September 2016	Chief Investment Officer of Small and Mid Cap Strategies and Managing Partner, Champlain
Corey Bronner, CFA	April 2018	Deputy Chief Investment Officer of Small and Mid Cap Strategies and Partner, Champlain
Joseph Caligiuri, CFA	April 2018	Deputy Chief Investment Officer of Small and Mid Cap Strategies and Partner, Champlain
Joseph Farley	April 2018	Senior Member of the Investment Team and Partner, Champlain
Robert D. Hallisey	April 2020	Senior Member of the Investment Team and Partner, Champlain
Jacqueline Williams, CFA	April 2022	Senior Member of the Investment Team and Partner, Champlain
Brian Angerame	September 2016	Portfolio Manager, ClearBridge
Matthew Lilling, CFA	June 2020	Portfolio Manager, ClearBridge
Douglas S. Foreman, CFA	April 2022	Chief Investment Officer and Portfolio Manager, KAR
Chris Armbruster, CFA	April 2022	Portfolio Manager and Senior Research Analyst, KAR
Noran Eid	October 2023	Portfolio Manager and Senior Research Analyst, KAR
Scott A. Moore, CFA	April 2020	President and Co-Chief Investment Officer, Nuance
Chad Baumler, CFA	April 2020	Vice President and Co-Chief Investment Officer, Nuance
Darren Schryer, CFA, CPA	April 2020	Portfolio Manager, Nuance
Jack Meurer, CFA	May 2023	Associate Portfolio Manager, Nuance
Gary H. Miller	September 2016	Chief Investment Officer and Lead Manager, Victory Capital/Sycamore Capital

Name:	Joined Fund Management Team In:	Title:
Jeffrey M. Graff, CFA	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital
Gregory M. Conners	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital
James M. Albers, CFA	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital
Michael F. Rodarte, CFA	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital

Effective October 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/ClearBridge Large Cap Growth Fund, after the last table please add the following:

JNAM will voluntarily waive 0.01% of management fees on the Fund’s assets over $1.5 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective September 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/First Sentier Global Infrastructure Fund, after the last table please add the following:

JNAM will voluntarily waive 0.04% of management fees on the Fund’s assets between $500 million and $1 billion and 0.02% on assets over $1 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

In the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL/First Sentier Global Infrastructure Fund, please delete “Natural resources related securities risk.”

Effective October 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/Franklin Templeton Income Fund, after the last table please add the following:

JNAM will voluntarily waive 0.10% of management fees on the Fund’s assets up to $100 million and 0.05% on assets between $100 million and $200 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective October 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Growth Fund, and JNL/Goldman Sachs Managed Aggressive Growth Fund, after the last table please add the following:

JNAM will voluntarily waive 0.02% of management fees on the Fund’s assets up to $500 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective September 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/GQG Emerging Markets Equity Fund, after the last table please add the following:

JNAM will voluntarily waive 0.03% of management fees on the Fund’s assets up to $1 billion and 0.025% on assets over $1 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective September 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/Harris Oakmark Global Equity Fund, after the last table please add the following:

JNAM will voluntarily waive 0.03% of management fees on the Fund’s assets up to $250 million and 0.04% on assets over $250 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective September 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/Invesco Small Cap Growth Fund, after the last table please add the following:

JNAM will voluntarily waive 0.01% of management fees on the Fund’s assets up to $500 million, 0.03% on assets between $500 million and $1 billion, and 0.02% on assets between $1 billion and $2 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective October 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/Newton Equity Income Fund, after the last table please add the following:

JNAM will voluntarily waive 0.01% of management fees on all Fund assets. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective September 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/PPM America Floating Rate Income Fund, please delete the last paragraph.

Effective September 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/T. Rowe Price Balanced Fund, after the last table please add the following:

JNAM will voluntarily waive 0.02% of management fees on the Fund’s assets up to $500 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

Effective October 1, 2023, in the section, “Summary Overview of Each Fund,” under “Annual Fund Operating Expenses,” for the JNL/Western Asset Global Multi-Sector Bond Fund, after the last table please add the following:

JNAM will voluntarily waive 0.025% of management fees on the Fund’s assets up to $500 million. There is no guarantee that JNAM will continue to provide the waiver in the future.

This Supplement is dated September 22, 2023.

Supplement Dated October 30, 2023

To The Prospectus Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective October 1, 2023, for the JNL/American Funds Capital Income Builder Fund, please delete all references to and information for Bradley J. Vogt.

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/PPM America Floating Rate Income Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2022	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM

Name:	Joined Fund Management Team In:	Title:
Sean Hynes, CFA, CAIA	September 2022	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2022	Assistant Vice President and Portfolio Manager, JNAM
David Wagner	2011	Senior Managing Director, PPM
Adam Spielman	June 2018	Senior Managing Director, Head of Leveraged Credit, PPM
John Broz (CPA inactive)	February 2023	Managing Director, PPM
Eric Mollenhauer	September 2022	Portfolio Manager, FIAM
Kevin Nielsen	September 2022	Portfolio Manager, FIAM
Chandler Perine	October 2022	Portfolio Manager, FIAM

Effective October 1, 2023, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/T. Rowe Price Short-Term Bond Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Michael F. Reinartz, CFA	January 2015	Chairman of Investment Advisory Committee, T. Rowe Price
Steven M. Kohlenstein	October 2023	Co-Chairman of Investment Advisory Committee, T. Rowe Price

Effective October 2, 2023, in the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL/WMC Government Money Market Fund, please delete the first paragraph in the entirety and replace with the following:

Principal Risks of Investing in the Fund. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

This Supplement is dated October 30, 2023.

Supplement Dated November 17, 2023

To The Prospectus Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective October 31, 2023, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/AB Sustainable Global Thematic Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Daniel C. Roarty, CFA	April 2022	Senior Vice President, AB
Benjamin Ruegsegger	October 2023	Senior Vice President, AB

This Supplement is dated November 17, 2023.

Supplement Dated December 1, 2023

To The Prospectus Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Conservative Fund, please delete the first and second paragraphs in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 70% to 90% to Underlying Funds that invest primarily in fixed-income securities, 0% to 30% to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Conservative Fund, please delete the following sentence of the fourth paragraph:

The Fund does not anticipate investing significant amounts in the Alternative category.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Conservative Fund, after the fourth paragraph please add the following new fifth paragraph:

One Underlying Fund, the Jackson Credit Opportunities Fund, operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Conservative Fund, please delete the former seventh paragraph in the entirety and replace with the following now eighth paragraph:

The Fund does not take direct positions in derivatives, asset-backed securities, mortgage-backed securities or junk bonds. Through the implementation of the Fund’s asset allocation model, the Fund may seek exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds by purchasing shares of funds that may have direct or indirect exposure to these asset classes. Consequently, the risks to the Fund are limited to the risks associated with investing in funds that have investments in these asset classes. The principal risks to investing in the Fund, including those that may arise from indirect exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds are detailed in the “Principal Risks of Investing” and “Glossary of Risks” sections of the Fund’s prospectus.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Moderate Fund, please delete the first and second paragraphs in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 70% to Underlying Funds that invest primarily in fixed-income securities, 0% to 25% to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Moderate Fund, please delete the following sentence of the fourth paragraph:

The Fund does not anticipate investing significant amounts in the Alternative category.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Moderate Fund, after the fourth paragraph please add the following new fifth paragraph:

One Underlying Fund, the Jackson Credit Opportunities Fund, operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Moderate Fund, please delete the former seventh paragraph in the entirety and replace with the following now eighth paragraph:

The Fund does not take direct positions in derivatives, asset-backed securities, mortgage-backed securities or junk bonds. Through the implementation of the Fund’s asset allocation model, the Fund may seek exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds by purchasing shares of funds that may have direct or indirect exposure to these asset classes. Consequently, the risks to the Fund are limited to the risks associated with investing in funds that have investments in these asset classes. The principal risks to investing in the Fund, including those that may arise from indirect exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds are detailed in the “Principal Risks of Investing” and “Glossary of Risks” sections of the Fund’s prospectus.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Moderate Growth Fund, please delete the first and second paragraphs in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 30% to 50% to Underlying Funds that invest primarily in fixed-income securities, 0% to 20% to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Moderate Growth Fund, please delete the following sentence of the fourth paragraph:

The Fund does not anticipate investing significant amounts in the Alternative category.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Moderate Growth Fund, after the fourth paragraph please add the following new fifth paragraph:

One Underlying Fund, the Jackson Credit Opportunities Fund, operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Moderate Growth Fund, please delete the former seventh paragraph in the entirety and replace with the following now eighth and new ninth paragraphs:

The Fund does not take direct positions in derivatives, asset-backed securities, mortgage-backed securities or junk bonds. Through the implementation of the Fund’s asset allocation model, the Fund may seek exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds by purchasing shares of funds that may have direct or indirect exposure to these asset classes. Consequently, the risks to the Fund are limited to the risks associated with investing in funds that have investments in these asset classes. The principal risks to investing in the Fund, including those that may arise from indirect exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds are detailed in the “Principal Risks of Investing” and “Glossary of Risks” sections of the Fund’s prospectus.

In addition, while the Fund will generally not invest in Underlying Funds that are sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”) or an affiliate of GSAM (each an “Affiliated Underlying Fund”), it may invest in an Affiliated Underlying Fund over other Underlying Funds when the Affiliated Underlying Fund is the only option available under the Fund’s asset allocation model.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Growth Fund, please delete the first and second paragraphs in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 10% to 30% to Underlying Funds that invest primarily in fixed-income securities, 0% to 15% to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Growth Fund, please delete the following sentence of the fourth paragraph:

The Fund does not anticipate investing significant amounts in the Alternative category.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Growth Fund, after the fourth paragraph please add the following new fifth paragraph:

One Underlying Fund, the Jackson Credit Opportunities Fund, operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Growth Fund, please delete the former seventh paragraph in the entirety and replace with the following now eighth paragraph:

The Fund does not take direct positions in derivatives, asset-backed securities, mortgage-backed securities or junk bonds. Through the implementation of the Fund’s asset allocation model, the Fund may seek exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds by purchasing shares of funds that may have direct or indirect exposure to these asset classes. Consequently, the risks to the Fund are limited to the risks associated with investing in funds that have investments in these asset classes. The principal risks to investing in the Fund, including those that may arise from indirect exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds are detailed in the “Principal Risks of Investing” and “Glossary of Risks” sections of the Fund’s prospectus.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Aggressive Growth Fund, please delete the first and second paragraphs in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities, 0% to 10% to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Aggressive Growth Fund, please delete the following sentence of the fourth paragraph:

The Fund does not anticipate investing significant amounts in the Alternative category.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Aggressive Growth Fund, after the fourth paragraph please add the following new fifth paragraph:

One Underlying Fund, the Jackson Credit Opportunities Fund, operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Goldman Sachs Managed Aggressive Growth Fund, please delete the former eighth paragraph in the entirety and replace with the following now ninth paragraph:

The Fund does not take direct positions in derivatives, asset-backed securities, mortgage-backed securities or junk bonds. Through the implementation of the Fund’s asset allocation model, the Fund may seek exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds by purchasing shares of funds that may have direct or indirect exposure to these asset classes. Consequently, the risks to the Fund are limited to the risks associated with investing in funds that have investments in these asset classes. The principal risks to investing in the Fund, including those that may arise from indirect exposure to derivatives, asset-backed securities, mortgage-backed securities or junk bonds are detailed in the “Principal Risks of Investing” and “Glossary of Risks” sections of the Fund’s prospectus.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Conservative Allocation Fund, please delete the first paragraph in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Conservative Allocation Fund, please delete the third paragraph in the entirety and replace with the following:

Under normal circumstances, the Fund allocates approximately 0% to 40% of its assets to Underlying Funds that invest primarily in equity securities, 60% to 100% to Underlying Funds that invest primarily in fixed-income securities, 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Conservative Allocation Fund, please delete the following sentence of the fifth paragraph.

The Fund does not anticipate investing significant amounts in the Alternative category.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Conservative Allocation Fund, after the eighth paragraph please add the following new ninth paragraph:

One Underlying Fund, the Jackson Credit Opportunities Fund, operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Moderate Allocation Fund, please delete the first paragraph in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Moderate Allocation Fund, please delete the third paragraph in the entirety and replace with the following:

Under normal circumstances, the Fund allocates approximately 20% to 60% of its assets to Underlying Funds that invest primarily in equity securities, 40% to 80% to Underlying Funds that invest primarily in fixed-income securities, 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Moderate Allocation Fund, please delete the following sentence of the fifth paragraph.

The Fund does not anticipate investing significant amounts in the Alternative category.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Moderate Allocation Fund, after the eighth paragraph please add the following new ninth paragraph:

One Underlying Fund, the Jackson Credit Opportunities Fund, operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Moderate Growth Allocation Fund, please delete the first and second paragraphs in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit

Opportunities Fund and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates approximately 40% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 60% to Underlying Funds that invest primarily in fixed-income securities, 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Moderate Growth Allocation Fund, please delete the following sentence of the fourth paragraph:

The Fund does not anticipate investing significant amounts in the Alternative category.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Moderate Growth Allocation Fund, after the fifth paragraph please add the following new sixth paragraph:

One Underlying Fund, the Jackson Credit Opportunities Fund, operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Growth Allocation Fund, please delete the first and second paragraphs in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates approximately 60% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 40% to Underlying Funds that invest primarily in fixed-income securities, 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Growth Allocation Fund, please delete the following sentence of the fourth paragraph:

The Fund does not anticipate investing significant amounts in the Alternative category.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Growth Allocation Fund, after the fifth paragraph please add the following new sixth paragraph:

One Underlying Fund, the Jackson Credit Opportunities Fund, operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Aggressive Growth Allocation Fund, please delete the first and second paragraphs in the entirety and replace with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class I shares of a diversified group of other Funds (“Underlying Funds”). The Underlying Funds in which the Fund may invest are the Jackson Credit Opportunities Fund and certain Funds that are part of the JNL Series Trust. Not all Funds of the JNL Series Trust are available as Underlying Funds. Please refer to the statutory prospectus for a list of available Underlying Funds.

Under normal circumstances, the Fund allocates approximately 70% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 30% to Underlying Funds that invest primarily in fixed-income securities, 0% to 20% of its assets to Underlying Funds that invest primarily in money market securities, and 0% to 20% of its assets to Underlying Funds that invest primarily in alternative assets and employ alternative strategies.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Aggressive Growth Allocation Fund, please delete the following sentence of the fourth paragraph:

The Fund does not anticipate investing significant amounts in the Alternative category.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Aggressive Growth Allocation Fund, after the fifth paragraph please add the following new sixth paragraph:

One Underlying Fund, the Jackson Credit Opportunities Fund, operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Supplement is dated December 1, 2023.

Supplement Dated December 8, 2023

To The Prospectus Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Multi-Manager Alternative Fund, section “Relative Value Strategies,” please delete the first paragraph in the entirety and replace with the following:

DoubleLine Capital LP (“DoubleLine”) employs an opportunistic income strategy by allocating investments to fixed-income instruments and other investments with no limit on the duration of the strategy. DoubleLine may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage-related securities. When investing in mortgage-related securities, DoubleLine may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. DoubleLine may seek to manage the duration of the Fund’s portfolio through the use of derivative instruments and other investments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including options on swap agreements). The Fund incurs costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

In the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL Multi-Manager Alternative Fund, please add the following:

Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/DoubleLine® Core Fixed Income Fund, please delete the first paragraph in the entirety and replace with the following:

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed-income instruments mentioned above. “Fixed-Income instruments” include but are not limited to securities issued or guaranteed by the United States Government, its agencies, instrumentalities or sponsored corporations; corporate obligations (including foreign subordinated or junior subordinated bank debt, including Tier 1 preferred or hybrid bank debt, and Tier 2 debt); mortgage-backed securities; asset-backed securities (“ABS”); foreign securities (corporate, currencies and government); emerging market securities (corporate, quasi-sovereigns and government); bank loans and assignments; ABS loans and other securities bearing fixed or variable interest rates of any or no maturity. Such Fixed-Income instruments may be indexed to inflation by certain issuers. In managing the Fund’s investments, under normal market conditions, the portfolio manager intends to seek to construct an investment portfolio with a weighted average effective duration of no less than two years and no more than eight years, as calculated by DoubleLine Capital LP (“DoubleLine”). Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. DoubleLine may seek to manage the duration of the Fund's portfolio through the use of derivative instruments and other investments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including options on swap agreements). The Fund incurs costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/DoubleLine® Total Return Fund, please delete the sixth paragraph in the entirety and replace with the following:

The Sub-Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. The Sub-Adviser may seek to manage the duration of the Fund's portfolio through the use of derivative instruments and other investments (including, among others, inverse floaters, futures contracts, U.S. Treasury swaps, interest rate swaps, total return swaps and options, including options on swap agreements). The Fund incurs costs in implementing duration management strategies, and there can be no assurance that the Fund will engage in duration management strategies or that any duration management strategy employed by the Fund will be successful. In managing the Fund’s investments, under normal market conditions, the Sub-Adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than one year and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities or ABS. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

In the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL/DoubleLine® Total Return Fund, please add the following:

Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Swaps risk – Swap agreements are subject to the risks of derivatives, including risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements historically have been OTC, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps; all of these and other swaps are derivatives and as such, each is subject to the general risks relating to derivatives described herein. The Dodd–Frank Act mandated a new regulatory framework for trading swaps in the United States. For example, certain standardized swaps are now, and others may in the future be, required to be executed on or subject to the rules of specified trading platforms such as designated contract markets or swap execution facilities and cleared by a central counterparty such as a derivatives clearing organization (“DCO”). Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions. There are also risks introduced of a possible default by the central counterparty or by a clearing member or futures commission merchant through which a swap is submitted for clearing. The process of implementing regulations under the Dodd-Frank Act is ongoing and there may be further changes to the system.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Mellon Real Estate Sector Fund, please delete the last paragraph in the entirety and replace with the following:

The Fund is ‘‘non-diversified’’ under the Investment Company Act of 1940, as amended (the “1940 Act”) and may invest more of its assets in fewer issuers than ‘‘diversified’’ mutual funds. From time to time, the Index may become diversified. During those times, the Fund will continue to track the performance of the Index, but the Fund will retain its non-diversified status even if its holdings become diversified.

In the section, “Summary Overview of Each Fund,” under “Sub-Sub-Adviser,” for the JNL/T. Rowe Price Balanced Fund, please add the following:

 T. Rowe Price Australia Limited (“T. Rowe Price Australia”)

This Supplement is dated December 8, 2023.

Supplement Dated December 8, 2023

To The Prospectus Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

All changes are effective November 30, 2023.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL Multi-Manager Alternative Fund, please delete the sub-heading, “Global Macro Strategy” and the first paragraph under the sub-heading, “Global Macro Strategy,” in the entirety.

In the section, “Summary Overview of Each Fund,” under “Sub-Advisers,” for the JNL Multi-Manager Alternative Fund, please delete Western Asset Management Company, LLC ("Western Asset").

In the section, “Summary Overview of Each Fund,” under “Sub-Sub Adviser,” for the JNL Multi-Manager Alternative Fund, please delete Western Asset Management Company Pte. Ltd. ("Western Asset Pte. Ltd.").

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL Multi-Manager Alternative Fund, please delete the table rows for S. Kenneth Leech and Prashant Chandran.

This Supplement is dated December 8, 2023.

Supplement Dated January 16, 2024

To The Prospectus Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective January 2, 2024, for the JNL/American Funds Global Growth Fund and the JNL/American Funds New World Fund, please delete all references to and information for Jonathan Knowles.

Effective January 2, 2024, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Managers,” for the JNL/American Funds Capital Income Builder Fund, please delete the table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Aline Avzaradel	April 2021	Partner, Capital International Investors, CRMC
Alfonso Barroso	April 2020	Partner, Capital Research Global Investors, CRMC
Grant L. Cambridge	April 2020	Partner, Capital International Investors, CRMC
Charles E. Ellwein	March 2022	Partner, Capital Research Global Investors, CRMC
David A. Hoag	April 2020	Partner, Capital Fixed Income Investors, CRMC
Winnie Kwan	April 2020	Partner, Capital Research Global Investors, CRMC
James B. Lovelace	April 2020	Partner, Capital Research Global Investors, CRMC
Fergus N. MacDonald	April 2020	Partner, Capital Fixed Income Investors, CRMC
Caroline Randall	April 2021	Partner, Capital Research Global Investors, CRMC
William L. Robbins	January 2024	Partner, Capital International Investors, CRMC
Steven T. Watson	August 2018	Partner, Capital International Investors, CRMC
Philip Winston	August 2018	Partner, Capital International Investors, CRMC

Effective January 2, 2024, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Managers,” for the JNL/American Funds Global Growth Fund, please delete the table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Patrice Collette	November 2015	Partner, Capital World Investors, CRMC
Paul Flynn	January 2017	Partner, Capital World Investors, CRMC
Matt Hochstetler	January 2024	Partner, Capital World Investors, CRMC
Roz Hongsaranagon	December 2021	Partner, Capital World Investors, CRMC
Piyada Phanaphat	August 2023	Partner, Capital World Investors, CRMC

Effective January 2, 2024, in the section entitled, “Summary Overview of Each Fund,” under “Portfolio Managers,” for the JNL/American Funds New World Fund, please delete the table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Carl M. Kawaja	2010	Partner, Capital World Investors, CRMC
Bradford F. Freer	January 2017	Partner, Capital Research Global Investors, CRMC
Matt Hochstetler	January 2024	Partner, Capital World Investors, CRMC
Dawid Justus	April 2022	Partner, Capital World Investors, CRMC
Winnie Kwan	April 2020	Partner, Capital Research Global Investors, CRMC
Robert W. Lovelace	April 2020	Partner, Capital International Investors, CRMC
Piyada Phanaphat	April 2021	Partner, Capital World Investors, CRMC
Akira Shiraishi	April 2021	Partner, Capital International Investors, CRMC
Kirstie Spence	December 2019	Partner, Capital Fixed Income Investors, CRMC
Tomonori Tani	July 2018	Partner, Capital World Investors, CRMC
Lisa Thompson	April 2020	Partner, Capital International Investors, CRMC
Christopher Thomsen	April 2020	Partner, Capital Research Global Investors, CRMC

Effective December 15, 2023, in the section entitled, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” in the section, “Equity Long/Short Strategies,” for the JNL Multi-Manager Alternative Fund, please delete the third and fourth paragraphs in the entirety and replace with the following:

Generally, the Boston Partners sleeve invests in futures contracts, futures-related instruments, forwards, swaps and options to provide exposure to asset classes including, but not limited to, global developed and emerging equity, fixed-income and currencies (collectively, “Instruments”). The Fund may also invest in fixed-income securities, money market instruments, and cash. There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Sub-Adviser to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective.

Effective December 15, 2023, in the section entitled, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund” for the JNL Multi-Manager Alternative Fund, please delete “Subsidiary risk.”

Effective December 31, 2023, in the section entitled, “Summary Overview of Each Fund,” under “Performance” for the JNL/DoubleLine® Emerging Markets Fixed Income Fund, please add the following after the second paragraph:

Effective December 31, 2023, for consistency with the Fund’s principal investment strategies, the Fund will replace the JPMorgan EMBI Global Diversified Index with the Bloomberg EM USD Aggregate Index as the Fund's primary benchmark.

Effective December 31, 2023, in the section entitled, “Summary Overview of Each Fund,” under “Performance” for the JNL/Western Asset Global Multi-Sector Bond Fund, please delete the third paragraph in the entirety and replace with the following:

Effective December 31, 2023, for consistency with the Fund’s principal investment strategies, the Fund will replace the 50% Bloomberg Global Aggregate Index (Unhedged), 25% JPMorgan Emerging Markets Bond Index Plus, 25% Bloomberg U.S. High Yield 2% Issuer Cap Indexes with the 50% Bloomberg Global Aggregate, 25% Bloomberg EM USD Aggregate, 25% Bloomberg US HY 2% Issuer Cap Indexes as the Fund's secondary benchmark.

This Supplement is dated January 16, 2024.

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VADV7338 02/24

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Mark Wehrle as an Audit Committee financial expert serving on its Audit Committee. Mark Werhle is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2022, and December 31, 2023. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2022	$2,259,130	$14,000	$0	$0
2023	$2,298,434	$0	$0	$0

The above Audit-Related Fees for 2022 and 2023 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2022	$0	$0	$0
2023	$0	$0	$0

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditor’s independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2022, was $14,000. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2023, was $0.

(h) For the fiscal years ended December 31, 2022, and December 31, 2023, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	February 29, 2024

By:	/s/ Andrew Tedeschi
Andrew Tedeschi
Principal Financial Officer

Date:	February 29, 2024

EXHIBIT LIST

Exhibit 13(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 13(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 13(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.